UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number 811-07953

EQ ADVISORS TRUST

(Exact name of registrant as specified in charter)

1290 Avenue of the Americas

New York, New York 10104

(Address of principal executive offices)

PATRICIA LOUIE, ESQ.

Executive Vice President and General Counsel

AXA Equitable Funds Management Group, LLC

1290 Avenue of the Americas

New York, New York 10104

(Name and Address of Agent for Service)

Copies to:

MARK C. AMOROSI, ESQ.

K&L Gates LLP

1601 K Street N.W.

Washington, D.C. 20006

Registrant’s telephone number, including area code: (212) 554-1234

Date of fiscal year end: December 31

Date of reporting period: January 1, 2017 - December 31, 2017

Item 1.	Reports to Stockholders.

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).

EQ Advisors Trust

Annual Report

December 31, 2017

EQ Advisors Trust Annual Report

December 31, 2017

2017 Market Overview

Economy

For the first time in many years, the global economy experienced a period of synchronized economic growth. Emerging markets rebounded, and developed markets economies continued to grow at or above potential.

The U.S. economy expanded at a modest pace, with unemployment at its lowest rate in the current expansion, modest inflation, and hourly wages increasing by 2.5%. After years of experiencing lackluster growth, industrial activity improved, and the U.S. Consumer Price Index rose 2.2%, driven by a strong increase in the energy index. The U.S. dollar was down year-over-year.

Seeing positive signs from the economy and moderating inflation, the Federal Reserve raised its policy rate three times in 2017, bringing the total number of quarter-percent hikes to five since December 2015, and signaled that it expects to continue increasing rates in 2018.

Global markets benefited as commodity prices strengthened, activity and growth prospects improved, and inflation moved moderately higher. The European Central Bank announced an extension of its quantitative easing program, but reduced its monthly asset purchases by half. The Bank of England hiked its base rate for the first time in a decade, and the UK and European Union agreed to move onto the second phase of Brexit negotiations. Even though the right-wing populist party won German parliament seats, European growth reflected a generally calmer political economic backdrop, as establishment candidates won the Dutch and French elections.

Bonds

Long-term U.S. Treasury yields fell faster than shorter-dated ones rose, the 10-year U.S. Treasury yield ended at 2.41%. 2017 was also a solid year for the high yield market as it continued the strong rebound in stressed high yield credits from the prior year.

Going into 2017, fears of higher U.S. interest rates and their impact on asset prices led to talk of higher yields, a stronger U.S. dollar, and a sustained sell-off in emerging markets. Instead, 2017 produced flatter yield curves and a weaker U.S. dollar. Even against the backdrop of elevated geopolitical risks, risk and emerging market assets performed very well overall.

U.S. Stocks

U.S. stocks registered their largest annual return in four years and set record highs driven by robust earnings growth, an accelerating economy, and strong appetite for technology. Despite political strife and occasional international tension, market volatility was near historic lows. For the first time ever, the S&P 500® Index had a positive total return in every month of the year. Stocks finished strong after Congress approved tax reforms that are expected to lower the corporate tax rate and reduce taxes for most consumers in 2018.

Technology stocks were the best performing sector in the benchmark — up 41.50% — as investors preferred companies that could organically generate above-average earnings and revenue. The industrials and financials sectors outperformed on the prospects for greater capital spending and higher interest rates.

International Stocks

The international economy grew moderately. Markets reflected investor concerns over political uncertainty in the U.S. and the European Union (EU), the terms of the UK’s exit from the EU, geopolitical tensions in various regions, global oil oversupply, and hawkish comments from key central bankers around the world. However, markets were aided by price gains in oil and other commodities, generally upbeat economic data, the European Central Bank’s monetary easing program and investor optimism about pro-growth and pro-business policies in the U.S. The prospect for reforms in the EU and the passage of the U.S. tax reform bill also supported global stocks.

International equities surged to multi-year highs, led by a rally in technology shares, strong economic growth, and relatively benign inflation. Emerging markets outperformed their developed-market peers, and Japanese stocks rebounded, while European equities trailed. All sectors closed in positive territory, led by cyclicals and financials. Growth stocks were driven by Internet and media dynamos in the U.S. and emerging markets. The Chinese economy grew at a modest rate, as exports and steel production and property investments grew. Since China is the largest emerging market in the world, MSCI will include companies incorporated in the Chinese mainland into the MSCI Emerging MarketsSM Index starting in 2018, though they will be a small percentage of the Index.

Source: AXA Equitable Funds Management Group, LLC. As of 12/31/2017.

This information is provided for general information only and is not intended to provide specific advice or recommendations for any individual investor. These opinions are not intended to be a forecast of future events as a guarantee of future results. All data referenced are from sources deemed to be reliable but cannot be guaranteed. Securities and sectors referenced should not be construed as a solicitation or recommendation or be used as the sole basis for any investment decision.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. No investment is risk-free. Bond investments are subject to interest rate risk so that when interest rates rise, the prices of bonds can decrease and the investor can lose principal value. High yield bonds are subject to a high degree of credit and market risk. International securities carry additional risks including currency exchange fluctuation and different government regulations, economic conditions or accounting standards. Smaller company stocks involve a greater risk than is customarily associated with more established companies. Index performance is referenced for illustrative purposes only. You cannot invest directly in an index. AXA Equitable Life Insurance Company (New York, NY). Distributors: AXA Advisors, LLC and AXA Distributors, LLC (members FINRA, SIPC). AXA Equitable Funds Management Group, LLC is a wholly owned subsidiary of AXA Equitable Life Insurance Company. AXA Equitable Life Insurance Company, AXA Advisors and AXA Distributors are affiliated companies.

GE-133549 (2/18) (Exp. 2/19)

NOTES ON PERFORMANCE (Unaudited)

Total Returns

Performance of the EQ Advisors Trust Portfolios (“the Portfolios”) as shown on the following pages compares each Portfolio’s performance to that of a broad-based securities index. Each of the Portfolio’s annualized rates of return is net of investment management fees and expenses of the Portfolio. Rates of return are not representative of the actual return you would receive under your variable life insurance policy or annuity contract. No policyholder or contractholder can invest directly in the Portfolios. Changes in policy values depend not only on the investment performance of the Portfolios, but also on the insurance and administrative charges, applicable sales charges, and the mortality and expense risk charge applicable under a policy. These policy charges effectively reduce the dollar amount of any net gains and increase the dollar amount of any net losses. Each of the Portfolios has a separate investment objective it seeks to achieve by following a separate investment policy. There is no guarantee that these objectives will be attained. The objectives and policies of each Portfolio will affect its return and its risk. Keep in mind that past performance is not an indication of future results.

Growth of $10,000 Investment

The charts shown on the following pages illustrate the total value of an assumed investment in Class IA, Class IB and/or Class K shares of each Portfolio of the EQ Advisors Trust. The periods illustrated are from the inception dates shown, or for a ten year period if the inception date is prior to December 31, 2007, through December 31, 2017. These results assume reinvestment of dividends and capital gains. The total value shown for each Portfolio reflects management fees and operating expenses of the Portfolios and 12b-1 fees which are applicable to Class IB shares. Effective January 1, 2012, 12b-1 fees are applicable to Class IA shares. 12b-1 fees are not applicable to Class K shares. The values have not been adjusted for insurance-related charges and expenses associated with life insurance policies or annuity contracts, which would lower the total values shown. Results should not be considered representative of future gains or losses.

The Benchmarks

Broad-based securities indices are unmanaged and are not subject to fees and expenses typically associated with actively-managed funds. An investment cannot be made directly in a broad-based securities index. Comparisons with these benchmarks, therefore, are of limited use. They are included because they are widely known and may help you to understand the universe of securities from which each Portfolio is likely to select its holdings.

Bloomberg Barclays Global Aggregate Index

An index which provides a broad-based measure of the global investments grade fixed income markets, with index components for government and corporate securities, mortgage pass-through securities and asset-backed securities.

Bloomberg Barclays Intermediate U.S. Treasury Index (“BIT”)

An index which measures US dollar-denominated, fixed-rate, nominal debt issued by the US Treasury. Treasury bills are excluded by the maturity constraint, but are part of a separate Short Treasury Index.

Bloomberg Barclays U.S. 7-10 Year Treasury Bond Index

An unmanaged index of securities consisting of all U.S. Treasury securities that have remaining maturities of 7 to 10 years.

Bloomberg Barclays U.S. Aggregate Bond Index (“BAG”)

An index which covers the U.S. dollar denominated investment-grade, fixed-rate, taxable bond market of securities. The index includes bonds from the Treasury, government-related and corporate securities, agency fixed rate and hybrid adjustable mortgage pass throughs, asset-backed securities and commercial mortgage-backed securities.

Bloomberg Barclays U.S. Intermediate Government Bond Index (“BIG”)

An unmanaged index of securities consisting of all U.S. Treasury and agency securities with remaining maturities of from one to ten years.

Bloomberg Barclays U.S. Intermediate Government/Credit Bond Index (“BIG/C”)

An unmanaged, market value weighted index which includes Treasuries, government-related issues (i.e., agency, sovereign, supranational, and local authority debt), and corporates with maturities of one to 10 years.

Bloomberg Barclays U.S. Treasury Bond 3-7 Year Index (“BarCap Treas 3-7Yrs”)

An unmanaged index of securities which measures the performance of government bonds issued by the U.S. Treasury that have a remaining maturity of more than three years and less than seven years.

Bloomberg Barclays World Government Inflation-linked Bond Index

An index which measures the performance of the major government inflation-linked bond markets. The index is designed to include only those markets in which a global government linked fund is likely and able to invest. To be included a market must have aggregate issuance of $4 billion or more and have minimum rating of A3/A- for G7 and Eurozone issuers, Aa3/AA- otherwise, using the middle rating from Moody’s, S&P and Fitch (“two out of three” rule).

DJ EuroSTOXX 50® Index (“EuroSTOXX 50”)

Europe’s leading blue-chip index for the Eurozone, provides a blue-chip representation of supersector leaders in the Eurozone. The index covers 50 stocks from 12 Eurozone countries: Austria, Belgium, Finland, France, Germany, Greece, Ireland, Italy, Luxembourg, the Netherlands, Portugal and Spain.

NOTES ON PERFORMANCE (Unaudited)

Energy Select Sector Index

A highly liquid sector benchmark which tracks the Global Industry Classification Standard (GICS®) Energy sector of the S&P 500® Index.

FTSE 100 Index (“FTSE 100”)

A market capitalization weighted index representing the performance of the 100 largest blue chip companies, listed on the London Stock Exchange, which meet the FTSE’s size and liquidity screening.

FTSE EPRA/NAREIT Developed Index

An index which is designed to measure the performance of listed real estate companies and REITs worldwide.

FTSE NAREIT All Equity REITs Index

FTSE NAREIT All Equity REITs Index measures the performance of all taxqualified REITs with more than 50 percent of total assets in qualifying real estate assets other than mortgages secured by real property that also meet minimum size and liquidity criteria. A REIT is a company that owns, and in most cases, operates income-producing real estate.

ICE BofAML 1-year U.S. Treasury Note Index (formerly known as the BofA Merrill Lynch 1-year U.S. Treasury Note Index)

An index which measures the returns of negotiable debt obligations issued by the U.S. government and backed by its full faith and credit, having a maturity of 1-year.

ICE BofAML 3-Month U.S. Treasury Bill Index (formerly known as the BofA Merrill Lynch 3-Month U.S. Treasury Bill Index) (“ICE BofAML 3 mos T-Bill”)

An index which measures the returns of negotiable debt obligations issued by the U.S. government and backed by its full faith and credit, having a maturity of three months.

ICE BofAML All U.S. Convertibles Index (formerly known as the BofA Merrill Lynch All U.S. Convertibles Index) (“ICE BofAML All U.S. Convertibles”)

An index which consists of U.S. dollar denominated investment grade and non-investment grade convertible securities sold into the U.S. market and publicly traded in the United States. The Index constituents are market value weighted based on the convertible securities prices and outstanding shares, and the underlying index is rebalanced daily.

ICE BofAML U.S. High Yield Master II Index (“ICE BofAML HY Master II”)

An index which tracks the performance of U.S. dollar denominated below investment grade corporate debt publicly issued in the U.S. domestic market. Qualifying securities must have at least 18 months to final maturity at the time of issuance, at least one year remaining term to final maturity as of the rebalancing date, a fixed coupon schedule and a minimum amount outstanding of $100 million. It is capitalization-weighted.

International Proxy Index

An index that is a hypothetical combination of unmanaged indexes. The composite index combines the total return of the DJ EuroSTOXX 50® Index at a weighting of 40%, the FTSE 100 Index at a weighting of 25%, the TOPIX Index at a weighting of 25% and the S&P/ASX 200 Index at a weighting of 10%.

Morgan Stanley Capital International (MSCI) AC World (Net) Index (“MSCI ACWI or MSCI AC World (Net) Index”)

A free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of 23 developed markets and 23 emerging markets. The index covers approximately 85% of the global investment opportunities.

Morgan Stanley Capital International (MSCI) ACWI ex U.S. Growth (Net) Index (formerly known as Morgan Stanley Capital International (MSCI) AC World ex USA Growth (Net) Index)

A free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of 23 developed markets (excluding the U.S.) and 23 emerging markets and has growth style characteristics.

Morgan Stanley Capital International (MSCI) ACWI Minimum Volatility (Net) Index (formerly known as Morgan Stanley Capital International (MSCI) ACWI Minimum Volatility (USD) (Net) Index)

An index which aims to reflect the performance characteristics of a minimum variance strategy applied to large and mid cap equities across 23 developed markets and 23 emerging markets countries. The index is calculated by optimizing the MSCI ACWI Index, its parent index, in USD for the lowest absolute risk (within a given set of constraints). Historically, the index has shown lower beta and volatility characteristics relative to the MSCI ACWI Index.

Morgan Stanley Capital International (MSCI) EAFE® Index (“MSCI EAFE® Index”)

A free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. The index consists of the following 21 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom.

Morgan Stanley Capital International (MSCI) Emerging Markets (Gross Dividends) IndexSM (“MSCI EM (Gross Div) Index”)

A free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. The index consists of the following 23 emerging market country indexes: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Peru, Philippines, Poland, Qatar, Russia, South Africa, Taiwan, Thailand, Turkey and United Arab Emirates. “Free” MSCI indices exclude those shares not purchasable by foreign investors.

Morgan Stanley Capital International (MSCI) KLD 400 Social Index

A capitalization weighted index of 400 U.S. securities that provides exposure to companies with outstanding Environmental, Social and Governance (ESG) ratings and excludes companies whose products have negative social or environmental impacts.

NOTES ON PERFORMANCE (Unaudited)

Morgan Stanley Capital International (MSCI) World Commodity Producers (Net) Index

A free float-adjusted market capitalization index designed to reflect the performance of listed commodity producers across three industry (or sub-industry) categories as defined by the Global Industry Classification Standard (GICS®): energy, metals and agriculture.

Morgan Stanley Capital International (MSCI) World (Net) Index (“MSCI World (Net) Index”)

A free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The index consists of 23 developed market country indexes.

Morgan Stanley Capital International (MSCI) World (Net) Index (U.S. Dollar Hedged) (“MSCI World (Net) Index (U.S. Dollar Hedged”)

An index that consists of the results of the MSCI World Index with its foreign currency exposure hedged 100% back into U.S. dollars. The index accounts for interest rate differentials in forward currency exchange rates.

MSCI World 100% Hedged to USD Index

An index that represents a close estimation of the performance that can be achieved by hedging the currency exposures of its parent index, the MSCI World Index, to the USD, the “home” currency for the hedged index. The index is 100% hedged to the USD by selling each foreign currency forward at the one-month Forward weight. The parent index is composed of large and mid cap stocks across 23 Developed Markets (DM) countries and its local performance is calculated in 13 different currencies, including the Euro.

Russell 1000® Index (“Russell 1000”)

An index which measures the performance of approximately 1,000 of the largest companies in the Russell 3000, and represents approximately 92% of the total market capitalization of the Russell 3000. It is market capitalization weighted.

Russell 1000® Growth

An index which measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. It is market-capitalization weighted.

Russell 1000® Value

An index which measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. It is market-capitalization weighted.

Russell 2000® Index (“Russell 2000”)

An unmanaged index which measures the performance of approximately 2,000 of the smallest companies in the Russell 3000, which represents approximately 10% of the total market capitalization of the Russell 3000. It is market-capitalization weighted.

Russell 2000® Growth Index

An index which measures the performance of those Russell 2000® Index companies with higher price-to-book ratios and higher forecasted growth values. It is market-capitalization weighted.

Russell 2000® Value Index

An index which measures the performance of those Russell 2000® Index companies with lower price-to-book ratios and lower forecasted growth values. It is market-capitalization weighted.

Russell 2500™ Index

An index which measures the performance of approximately 2,500 of the smallest companies in the Russell 3000.

Russell 2500™ Growth Index

An index which measures the performance of those Russell 2500™ Index companies with higher price-to-book ratios and higher forecasted growth values. It is market-capitalization weighted.

Russell 2500™ Value Index

An index which measures the performance of those Russell 2500™ Index companies with lower price-to-book ratios and lower forecasted growth values. It is market-capitalization weighted.

Russell 3000® Index (“Russell 3000”)

An index which measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. It is market-capitalization weighted.

Russell 3000® Growth Index (“Russell 3000 Growth”)

An index which measures the performance of those Russell 3000 companies with higher price-to-book ratios and higher forecasted growth values. It is market-capitalization weighted.

Russell Microcap® Index

An index which measures the performance of the smallest 1,000 securities in the small-cap Russell 2000® Index, plus the next 1,000 smallest eligible securities by market cap, which represents less than 3% of the U.S. equity market. It is market-capitalization weighted.

Russell Midcap® Growth Index

An index which measures the performance of those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values. It is market-capitalization weighted.

Russell Midcap® Value Index

An index which measures the performance of those Russell Midcap® Index companies with lower price-to-book ratios and lower forecasted growth values. It is market-capitalization weighted.

Standard & Poor’s 500® Composite Stock Price Index (“S&P 500® Index”)

A weighted index of common stocks of 500 leading companies in leading industries of the U.S. economy, capturing 75% coverage of U.S. equities. The index is market-capitalization weighted, thereby giving greater weight to companies with the largest market capitalizations.

Standard & Poor’s Australian Security Exchange 200 Index (“S&P/ASX 200”)

An index which is recognized as the primary investable benchmark in Australia. The index represents the 200 largest and

NOTES ON PERFORMANCE (Unaudited)

most liquid publicly listed companies in Australia and represents approximately 78% of the Australian equity market capitalization.

Standard & Poor’s Long-Only Merger Arbitrage Index (“S&P LOMA Index”)

An index which seeks to model a risk arbitrage strategy that exploits commonly observed price changes associated with mergers. The index is comprised of a maximum of 40 large and liquid stocks that are active targets in pending merger deals.

Standard & Poor’s MidCap 400® Index (“S&P MidCap 400® Index”)

A weighted index of 400 domestic stocks chosen for market size, liquidity, and industry group representation. The index captures approximately 7% of the U.S. equities market. The index returns reflect the reinvestment of dividends.

S&P North American Technology Sector Index

A modified capitalization-weighted index composed of U.S. traded securities classified under the Global Industry Classification Standard (GICS®) technology (sector) and Internet retail (sub-industry).

TOPIX Index (“TOPIX”)

A free-float adjusted capitalization-weighted index that is calculated based on all the domestic common stocks listed on the Tokyo Stock Exchange First Section.

Volatility Managed Index — Global Blend (“VMI — Global Blend”)

Volatility Managed Index — Global Blend is a blend of the Volatility Managed Index — Large Cap Core and the Volatility Managed Index — International.

Volatility Managed Index — Global Proxy Blend (“VMI — Global Proxy Blend”)

Volatility Managed Index — Global Proxy Blend is a blend of the Volatility Managed Index — Large Cap Core and the Volatility Managed Index — International Proxy.

Volatility Managed Index — International (“VMI — International or VMI — Intl”)

Volatility Managed Index — International applies a formula to the MSCI EAFE® Index adjusting the equity exposure of the MSCI EAFE® Index when certain volatility levels are reached.

Volatility Managed Index — International II (“VMI — International II or VMI — Intl II”)

Volatility Managed Index — International II applies a formula to the MSCI EAFE® Index adjusting the equity exposure of the MSCI EAFE® Index when certain volatility levels are reached. The adjustments to the equity exposure under the formula for this index generally are more significant than those under the VMI — International described above, which generally would result in lower volatility.

Volatility Managed Index — International Proxy (“VMI — International Proxy”)

Volatility Managed Index — International Proxy applies a formula to a blend of 40% EuroSTOXX 50, 25% FTSE 100, 25% TOPIX, and 10% S&P/ASX 200 (“International Proxy”) adjusting the equity exposure of the International Proxy when certain volatility levels are reached.

Volatility Managed Index — International Proxy II (“VMI — International Proxy II”)

Volatility Managed Index — International Proxy II applies a formula to a blend of 40% EuroSTOXX 50, 25% FTSE 100, 25% TOPIX, and 10% S&P/ASX 200 (“International Proxy”) adjusting the equity exposure of the International Proxy when certain volatility levels are reached.

Volatility Managed Index — Large Cap Core (“VMI — LCC”)

Volatility Managed Index — Large Cap Core applies a formula to the S&P 500® Index adjusting the equity exposure of the S&P 500® Index when certain volatility levels are reached.

Volatility Managed Index — Large Cap Core II (“VMI —LCC II”)

Volatility Managed Index — Large Cap Core II applies a formula to the S&P 500® Index adjusting the equity exposure of the S&P 500® Index when certain volatility levels are reached. The adjustments to the equity exposure under the formula for this index generally are more significant than those under the VMI — LCC described above, which generally would result in lower volatility.

Volatility Managed Index — Large Cap Growth (“VMI — LCG”)

Volatility Managed Index — Large Cap Growth applies a formula to a blend of the S&P 500® Index and the Russell 1000® Growth Index adjusting the equity exposure of the S&P 500® Index when certain volatility levels are reached.

Volatility Managed Index — Large Cap Value (“VMI — LCV”)

Volatility Managed Index — Large Cap Value applies a formula to a blend of the S&P 500® Index and the Russell 1000® Value Index adjusting the equity exposure of the S&P 500® Index when certain volatility levels are reached.

Volatility Managed Index — Mid Cap Core (“VMI — MCC”)

Volatility Managed Index — Mid Cap Core applies a formula to the S&P 400® Index adjusting the equity exposure of the S&P 400® Index when certain volatility levels are reached.

Volatility Managed Index — Mid Cap Core II (“VMI — MCC II”)

Volatility Managed Index — Mid Cap Core II applies a formula to the S&P 400® Index adjusting the equity exposure of the S&P 400® Index when certain volatility levels are reached. The adjustments to the equity exposure under the formula for this index generally are more significant than those under the VMI — MCC described above, which generally would result in lower volatility.

Volatility Managed Index — Mid Cap Value (“VMI — MCV”)

Volatility Managed Index — Mid Cap Value applies a formula to a blend of the S&P 400® Index and the Russell Midcap® Value adjusting the equity exposure of the S&P 400® Index when certain volatility levels are reached.

NOTES ON PERFORMANCE (Unaudited)

Volatility Managed Index — Small Cap Core (“VMI — SCC”)

Volatility Managed Index — Small Cap Core applies a formula to the Russell 2000® Index adjusting the equity exposure of the Russell 2000® Index when certain volatility levels are reached.

Volatility Managed Index — Small Cap Core II (“VMI — SCC II”)

Volatility Managed Index — Small Cap Core II applies a formula to the Russell 2000® Index adjusting the equity exposure of the Russell 2000® Index when certain volatility levels are reached. The adjustments to the equity exposure under the formula for this index generally are more significant than those under the VMI — SCC described above, which generally would result in lower volatility.

Volatility Managed Index — Small Cap Value (“VMI — SCV”)

Volatility Managed Index — Small Cap Value applies a formula to a blend of the Russell 2000 and the Russell 2500™ Value Index adjusting the equity exposure of the Russell 2000® Index when certain volatility levels are reached.

The below hypothetical composite benchmarks were created by AXA Equitable Funds Management Group, LLC, the Trust’s investment manager, to show how the performance of certain Portfolios compares with the return of an index or indices. There is no guarantee that any Portfolio will outperform these or any benchmarks. Portions of a hypothetical composite index against which a Portfolio’s performance is measured were created by AXA Equitable Funds Management Group, LLC to show how a Portfolio’s performance compares with the returns of an index.

All Asset Moderate Growth-Alt 15 Index

The All Asset Moderate Growth-Alt 15 Index is a hypothetical combination of unmanaged indexes. The composite index combines the total return of the Barclays U.S. Intermediate Government/Credit Bond Index at a weighting of 40%, the MSCI EAFE® Index at a weighting of 15%, the S&P Mid Cap 400® Index at a weighting of 8%, the S&P 500® Index at a weighting of 16%, the Russell 2000® Index at a weighting of 6%, the ICE BofAML 3-Month U.S. Treasury Bill Index at a weighting of 10%, and the FTSE NAREIT All Equity REITs Index at a weighting of 5%.

All Asset Growth-Alt 20 Index

The All Asset Growth-Alt 20 Index is a hypothetical combination of unmanaged indexes. The composite index combines the total return of the Barclays U.S. Intermediate Government/Credit Bond Index at a weighting of 25%, the MSCI EAFE® Index at a weighting of 20%, the S&P Mid Cap 400® Index at a weighting of 10%, the S&P 500® Index at a weighting of 17%, the Russell 2000® Index at a weighting of 8%, the ICE BofAML 3-Month U.S. Treasury Bill Index at a weighting of 15%, and the FTSE NAREIT All Equity REITs Index at a weighting of 5%.

AXA Aggressive Strategy Index

AXA Aggressive Strategy Index is a hypothetical combination of unmanaged indexes. The composite index combines the total return of the Barclays U.S. Intermediate Government Bond Index at a weighting of 17%, the MSCI EAFE® Index at a weighting of 13%, the S&P MidCap 400® Index at a weighting of 13%, the S&P 500® Index at a weighting of 41%, the Russell 2000® Index at a weighting of 13% and the ICE BofAML 3-Month U.S. Treasury Bill Index at a weighting of 3%.

AXA Growth Strategy Index

AXA Growth Strategy Index is a hypothetical combination of unmanaged indexes. The composite index combines the total return of the Barclays U.S. Intermediate Government Bond Index at a weighting of 25%, the MSCI EAFE® Index at a weighting of 12%, the S&P MidCap 400® Index at a weighting of 12%, the S&P 500® Index at a weighting of 34%, the Russell 2000® Index at a weighting of 12% and the ICE BofAML 3-Month U.S. Treasury Bill Index at a weighting of 5%.

AXA Moderate Growth Strategy Index

AXA Moderate Growth Strategy Index is a hypothetical combination of unmanaged indexes. The composite index combines the total return of the Barclays U.S. Intermediate Government Bond Index at a weighting of 33%, the MSCI EAFE® Index at a weighting of 10%, the S&P Mid Cap 400® Index at a weighting of 10%, the S&P 500® Index at a weighting of 30%, the Russell 2000® Index at a weighting of 10% and the ICE BofAML 3-Month U.S. Treasury Bill Index at a weighting of 7%.

AXA Balanced Strategy Index

AXA Balanced Strategy Index is a hypothetical combination of unmanaged indexes. The composite index combines the total return of the Barclays U.S. Intermediate Government Bond Index at a weighting of 42%, the MSCI EAFE® Index at a weighting of 8%, the S&P MidCap 400® Index at a weighting of 8%, the S&P 500® Index at a weighting of 26%, the Russell 2000® Index at a weighting of 8% and the ICE BofAML 3-Month U.S. Treasury Bill Index at a weighting of 8%.

AXA Conservative Growth Strategy Index

AXA Conservative Growth Strategy Index is a hypothetical combination of unmanaged indexes. The composite index combines the total return of the Barclays U.S. Intermediate Government Bond Index at a weighting of 50%, the MSCI EAFE® Index at a weighting of 7%, the S&P MidCap 400® Index at a weighting of 7%, the S&P 500® Index at a weighting of 19%, the Russell 2000® Index at a weighting of 7% and the ICE BofAML 3-Month U.S. Treasury Bill Index at a weighting of 10%.

AXA Conservative Strategy Index

AXA Conservative Strategy Index is a hypothetical combination of unmanaged indexes. The composite index combines the total return of the Barclays U.S. Intermediate Government Bond Index at a weighting of 66%, the MSCI EAFE® Index at a weighting of 3%, the S&P MidCap 400® Index at a weighting of 3%, the S&P 500® Index at a weighting of 11%, the Russell 2000® Index at a weighting of 3% and the ICE BofAML 3-Month U.S. Treasury Bill Index at a weighting of 14%.

AXA Ultra Conservative Strategy Index

AXA Ultra Conservative Strategy Index is a hypothetical combination of unmanaged indexes. The composite index combines the total return of the Barclays U.S. Intermediate Government Bond Index at a weighting of 90%, the MSCI EAFE®

NOTES ON PERFORMANCE (Unaudited)

Index at a weighting of 1.5%, the S&P MidCap 400® Index at a weighting of 1.5%, the S&P 500® Index at a weighting of 5.5%,

and the Russell 2000® Index at a weighting of 1.5%.

AXA/AB Dynamic Aggressive Growth Index

An index which is a hypothetical combination of unmanaged indexes. The composite index combines the total return of the Bloomberg Barclays U.S. Intermediate Government Bond Index at a weighting of 20%, the MSCI EAFE® Index at a weighting of 24%, the S&P MidCap 400® Index at a weighting of 5%, the S&P 500® Index at a weighting of 46% and the Russell 2000® Index at a weighting of 5%.

AXA/AB Dynamic Growth Index

An index is a hypothetical combination of unmanaged indexes. The composite index combines the total return of the Bloomberg Barclays U.S. Intermediate Government Bond Index at a weighting of 30%, the MSCI EAFE® Index at a weighting of 21%, the S&P MidCap 400® Index at a weighting of 4%, the S&P 500® Index at a weighting of 41% and the Russell 2000® Index at a weighting of 4%.

AXA/AB Dynamic Moderate Growth Index

An index is a hypothetical combination of unmanaged indexes. The composite index combines the total return of the Bloomberg Barclays U.S. Intermediate Government Bond Index at a weighting of 40%, the MSCI EAFE® Index at a weighting of 18%, the S&P MidCap 400® Index at a weighting of 4%, the S&P 500® Index at a weighting of 34% and the Russell 2000® Index at a weighting of 4%.

ALL ASSET GROWTH-ALT 20 PORTFOLIO (Unaudited)

INVESTMENT MANAGER

➢	AXA Equitable Funds Management Group, LLC

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/17
	1 Year	5 Years	10 Years/ Since Incept.
Portfolio – Class IA Shares*	15.91%	7.35%	4.57%
Portfolio – Class IB Shares	15.87	7.35	4.51
Portfolio – Class K Shares**	16.22	7.62	7.87
All Asset Growth-Alt 20 Index	12.28	7.88	5.28
S&P 500® Index	21.83	15.79	8.50
Bloomberg Barclays U.S. Intermediate Government/Credit Bond Index	2.14	1.50	3.32

*  Date of inception 10/29/09. Returns shown for Class IA shares prior to this period are derived from the historical performance of Class IB shares adjusted to reflect the 12b-1 fees, applicable to Class IB shares. Class IA shares were not subject to any 12b-1 fees prior to January 1, 2012.

** Date of inception 8/29/12.

    Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned 15.87% for the year ended December 31, 2017. This compares to the returns of the following benchmarks over the same period: the All Asset Growth-Alt 20 Index, the S&P 500® Index and the Bloomberg Barclays U.S. Intermediate Government/Credit Bond Index, which returned 12.28%, 21.83% and 2.14%, respectively.

Portfolio Highlights

In 2017, the Portfolio outperformed its composite benchmark. The Portfolio’s positive gains were primarily provided by above-average returns from its allocation to global equities. In addition, the moderate bond allocation also provided some gains. Finally, holdings in gold and silver provided a small boost to returns. Selected sector highlights include:

•

Global equities surged to multi-year highs in 2017, a year of steady and consistent gains. Markets were led by a rally in large-cap U.S. growth stocks and emerging markets equity, against a global backdrop of strong economic growth, relatively benign inflation and stronger corporate fundamentals.

•	U.S. large-cap growth stocks advanced sharply in a year of positive economic news, capped by the passage of a U.S. tax bill that appeared poised to boost corporate earnings.

•

Emerging markets (EM) equities outperformed developed market equities in 2017, with technology companies dominating the surge. Emerging markets also benefited from reduced expectations for a major shift in U.S. trade policy.

•

In the U.S. government bond market returns were relatively muted amid stable monetary policy expectations. The longer end of the yield curve remained anchored throughout the year resulting in a flattening of the yield curve.

•

2017 was a solid year for the high yield market with returns similar to the long-term annual averages. While there were a few periods of modest weakness during the year, a generally positive and orderly tone continued throughout the year, with returns moderating somewhat as the quarters progressed.

Table by Asset Class (as a percentage of Total Investments in Securities)
As of December 31, 2017
Equity	56.1%
Fixed Income	21.9
Alternatives	21.0
Repurchase Agreements	1.0

Top 10 Holdings (as a percentage of Total Investments in Securities)
As of December 31, 2017
EQ/MFS International Growth Portfolio	7.2%
AXA/AB Small Cap Growth Portfolio	6.7
1290 VT GAMCO Small Company Value Portfolio	6.3
EQ/Global Bond PLUS Portfolio	6.2
EQ/T. Rowe Price Growth Stock Portfolio	5.2
AXA/Loomis Sayles Growth Portfolio	5.2
1290 VT GAMCO Mergers & Acquisitions Portfolio	4.9
1290 VT Natural Resources Portfolio	4.5
EQ/BlackRock Basic Value Equity Portfolio	4.5
EQ/Invesco Comstock Portfolio	4.4

ALL ASSET GROWTH-ALT 20 PORTFOLIO (Unaudited)

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees (in the case of Class IA and Class IB shares of the Portfolio), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2017 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/17	Ending Account Value 12/31/17	Expenses Paid During Period* 7/1/17 - 12/31/17
Class IA
Actual	$1,000.00	$1,082.90	$3.22
Hypothetical (5% average annual return before expenses)	1,000.00	1,022.11	3.13
Class IB
Actual	1,000.00	1,082.72	3.22
Hypothetical (5% average annual return before expenses)	1,000.00	1,022.11	3.13
Class K
Actual	1,000.00	1,084.60	1.90
Hypothetical (5% average annual return before expenses)	1,000.00	1,023.38	1.84

*  Expenses are equal to the Portfolio’s Class IA, Class IB and Class K shares annualized expense ratios of 0.61%, 0.61% and 0.36%, respectively, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

EQ ADVISORS TRUST

ALL ASSET GROWTH-ALT 20 PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2017

	Number of Shares	Value (Note 1)

EXCHANGE TRADED FUNDS (ETF):
iShares China Large-Cap ETF	39,905	$1,842,414
iShares Gold Trust*	980,100	12,261,052
iShares International Developed Property ETF (x)	87,380	3,451,510
iShares JP Morgan USD Emerging Markets Bond ETF	54,480	6,325,128
iShares MSCI EAFE Small-Cap ETF (x)	81,760	5,273,520
iShares MSCI Global Gold Miners ETF (x)	12,894	242,407
iShares Silver Trust*(x)	22,300	356,577
iShares U.S. Oil & Gas Exploration & Production ETF (x)	20,250	1,315,440
PowerShares DB Gold Fund*(x)	121,940	5,043,438
PowerShares DB Silver Fund*‡	130,180	3,388,586
SPDR S&P Emerging Asia Pacific ETF	5,490	574,144
SPDR S&P Emerging Markets SmallCap ETF (x)	32,695	1,700,140

Total Exchange Traded Funds (12.0%) (Cost $34,113,826)		41,774,356

INVESTMENT COMPANIES:
1290 VT DoubleLine Opportunistic Bond Portfolio‡	628,100	6,302,519
1290 VT Equity Income Portfolio‡	1,135,788	6,920,650
1290 VT GAMCO Mergers & Acquisitions Portfolio‡	1,300,027	17,062,120
1290 VT GAMCO Small Company Value Portfolio‡	350,825	22,042,552
1290 VT High Yield Bond Portfolio‡	1,051,842	10,164,396
1290 VT Low Volatility Global Equity Portfolio‡	496,026	5,833,135
1290 VT Natural Resources Portfolio‡	1,799,545	15,637,820
1290 VT Real Estate Portfolio‡	1,306,925	14,460,365
AXA/AB Small Cap Growth Portfolio‡	1,144,961	23,304,777
AXA/Janus Enterprise Portfolio*‡	93,026	1,704,588
AXA/Loomis Sayles Growth Portfolio‡	2,117,563	18,084,501
EQ/BlackRock Basic Value Equity Portfolio‡	632,094	15,605,869
EQ/Emerging Markets Equity PLUS Portfolio‡	884,018	9,176,828
EQ/Global Bond PLUS Portfolio‡	2,357,608	21,670,927
EQ/Intermediate Government Bond Portfolio‡	552,393	5,620,287
EQ/International Equity Index Portfolio‡	1,075,321	10,807,228
EQ/Invesco Comstock Portfolio‡	838,728	15,506,087
EQ/JPMorgan Value Opportunities Portfolio‡	741,329	14,515,798

EQ/MFS International Growth Portfolio‡	3,039,287	25,292,480
EQ/PIMCO Global Real Return Portfolio‡	1,382,697	13,669,747
EQ/PIMCO Ultra Short Bond Portfolio‡	627,942	6,232,974
EQ/T. Rowe Price Growth Stock Portfolio*‡	383,180	18,374,246
Multimanager Core Bond Portfolio‡	691,018	6,816,736

Total Investment Companies (87.8%) (Cost $252,977,968)		304,806,630

	Principal Amount	Value (Note 1)
SHORT-TERM INVESTMENTS:
Repurchase Agreements (1.0%)
Bank of Nova Scotia (The), 1.39%, dated 12/29/17, due 1/2/18, repurchase price $2,000,309, collateralized by various U.S. Government Treasury Securities, ranging from 0.000%-3.750%, maturing 1/11/18-2/15/47; total market value $2,041,678. (xx)	$2,000,000	2,000,000
Citigroup Global Markets Ltd., 1.40%, dated 12/29/17, due 1/2/18, repurchase price $100,016, collateralized by various Foreign Government Agency Securities, ranging from 1.625%-2.500%, maturing 3/16/21-7/29/25, U.S. Government Treasury Securities, ranging from 0.875%-7.250%, maturing from 8/15/20-2/15/47; total market value $102,000. (xx)	100,000	100,000
Deutsche Bank AG, 1.81%, dated 12/29/17, due 1/2/18, repurchase price $94,611, collateralized by various Common Stocks, U.S. Government Treasury Securities, ranging from 1.875%-2.250%, maturing 4/30/22-8/15/46; total market value $105,207. (xx)	94,592	94,592
Deutsche Bank AG, 1.81%, dated 12/29/17, due 1/2/18, repurchase price $48,650, collateralized by various Common Stocks, U.S. Government Treasury Securities, ranging from 1.875%-2.250%, maturing 4/30/22-8/15/46; total market value $54,098. (xx)	48,640	48,640
Deutsche Bank AG, 1.81%, dated 12/29/17, due 1/2/18, repurchase price $100,020, collateralized by various Common Stocks, U.S. Government Treasury Securities, ranging from 1.875%-2.250%, maturing 4/30/22-8/15/46; total market value $111,222. (xx)	100,000	100,000

See Notes to Financial Statements.

EQ ADVISORS TRUST

ALL ASSET GROWTH-ALT 20 PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

	Principal Amount	Value (Note 1)

Deutsche Bank AG, 1.55%, dated 12/29/17, due 1/2/18, repurchase price $100,017, collateralized by various Corporate Bonds, ranging from 1.750%-1.875%, maturing 9/5/19-4/14/22, Foreign Government Agency Securities, ranging from 1.875%-2.000%, maturing 3/15/19-5/2/25; total market value $102,000. (xx)	$100,000	$100,000
Deutsche Bank AG, 1.81%, dated 12/29/17, due 1/2/18, repurchase price $56,163, collateralized by various Common Stocks, U.S. Government Treasury Securities, ranging from 1.875%-2.250%, maturing 4/30/22-8/15/46; total market value $62,453. (xx)	56,152	56,152
NBC Global Finance Ltd., 1.59%, dated 12/29/17, due 1/2/18, repurchase price $100,018, collateralized by various Common Stocks; total market value $111,243. (xx)	100,000	100,000
NBC Global Finance Ltd., 1.59%, dated 12/29/17, due 1/2/18, repurchase price $100,018, collateralized by various Common Stocks; total market value $111,243. (xx)	100,000	100,000
NBC Global Finance Ltd., 1.59%, dated 12/29/17, due 1/2/18, repurchase price $100,018, collateralized by various Common Stocks; total market value $111,243. (xx)	100,000	100,000

RBS Securities, Inc., 1.37%, dated 12/29/17, due 1/2/18, repurchase price $609,532, collateralized by various U.S. Government Treasury Securities, ranging from 1.750%-1.875%, maturing 2/28/22-9/30/22; total market value $621,632. (xx)	609,439	609,439

Total Repurchase Agreements		3,408,823

Total Short-Term Investments (1.0%) (Cost $3,408,823)		3,408,823

Total Investments in Securities (100.8%) (Cost $290,500,617)		349,989,809
Other Assets Less Liabilities (-0.8%)		(2,726,308)

Net Assets (100%)		$347,263,501

*	Non-income producing.
‡	All, or a portion, of the security is an affiliated company as defined under the Investment Company Act of 1940.
(x)	All or a portion of security is on loan at December 31, 2017.
(xx)	At December 31, 2017, the Portfolio had loaned securities with a total value of $3,523,876. This was secured by cash collateral of $3,408,823 which was subsequently invested in joint repurchase agreements with a total value of $3,408,823, as detailed in the Notes to the Financial Statements, for which the Portfolio has a proportionate interest as reported in the Portfolio of Investments as Repurchase Agreements, and $193,046 collateralized by various U.S. Government Treasury Securities, ranging from 0.000% – 8.000%, maturing 4/26/18 – 8/15/43.

The holdings in affiliated Investment Companies are all Class K shares except PowerShares DB Silver Fund.

Investments in companies which were affiliates for the year ended December 31, 2017, were as follows:

Security Description	Shares at December 31, 2017	Market Value December 31, 2016 ($)	Purchases at Cost ($)	Proceeds from Sales ($)	Net Realized Gain (Loss) ($)	Change in Unrealized Appreciation/ (Depreciation) ($)	Market Value December 31, 2017 ($)	Dividend/ Interest Income ($)	Capital Gain Distributions ($)
1290 VT DoubleLine Opportunistic Bond Portfolio (a)(bp)(bq)	628,100	—	6,559,395	(298,502)	961	(32,305)	6,302,519	112,567	5,313
1290 VT Equity Income Portfolio (b)(az)(ba)	1,135,788	6,068,611	1,257,096	(1,975,104)	136,318	115,971	6,920,650	124,314	482,195
1290 VT GAMCO Mergers & Acquisitions Portfolio (c)(ax)(ay)	1,300,027	13,669,683	1,913,689	(1,208,421)	690	78,568	17,062,120	68,223	879,970
1290 VT GAMCO Small Company Value Portfolio (d)(av)(aw)	350,825	16,489,358	3,715,344	(1,898,388)	240,932	1,329,638	22,042,552	176,120	1,504,166
1290 VT High Yield Bond Portfolio (e)(bh)(bi)	1,051,842	8,371,482	2,116,762	(885,914)	(981)	81,057	10,164,396	500,402	—
1290 VT Low Volatility Global Equity Portfolio, Class K (f)(br)(bs)	496,026	—	5,274,745	(364,835)	2,759	423,897	5,833,135	159,143	13,873
1290 VT Natural Resources Portfolio (g)(bl)(bm)	1,799,545	11,964,159	792,150	(1,368,582)	(9,716)	1,239,791	15,637,820	405,161	—
1290 VT Real Estate Portfolio (h)(bj)(bk)	1,306,925	11,176,284	1,612,287	(1,889,033)	21,941	727,099	14,460,365	534,122	107,131

See Notes to Financial Statements.

EQ ADVISORS TRUST

ALL ASSET GROWTH-ALT 20 PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

Investments in companies which were affiliates for the year ended December 31, 2017, were as follows:

Security Description	Shares at December 31, 2017	Market Value December 31, 2016 ($)	Purchases at Cost ($)	Proceeds from Sales ($)	Net Realized Gain (Loss) ($)	Change in Unrealized Appreciation/ (Depreciation) ($)	Market Value December 31, 2017 ($)	Dividend/ Interest Income ($)	Capital Gain Distributions ($)
AXA/AB Small Cap Growth Portfolio (bd)(be)	1,144,961	16,523,133	3,277,332	(1,961,668)	2,226	2,180,775	23,304,777	107,908	1,858,198
AXA/Janus Enterprise Portfolio (al)(am)	93,026	1,177,460	198,920	(96,446)	490	184,183	1,704,588	—	167,594
AXA/Loomis Sayles Growth Portfolio, Class K (an)(ao)	2,117,563	13,626,510	631,056	(1,762,838)	223,700	4,230,844	18,084,501	68,023	444,417
EQ/BlackRock Basic Value Equity Portfolio (bb)(bc)	632,094	17,126,779	996,806	(5,959,665)	1,215,405	58,419	15,605,869	247,467	—
EQ/Emerging Markets Equity PLUS Portfolio (bn)(bo)	884,018	7,509,871	620,541	(2,484,355)	32,639	2,306,275	9,176,828	100,890	205,627
EQ/Global Bond PLUS Portfolio (af)(ag)	2,357,608	20,941,495	2,022,857	(3,199,525)	(19,147)	1,009,983	21,670,927	9,375	—
EQ/Intermediate Government Bond Portfolio (ad)(ae)	552,393	4,760,850	1,132,201	(446,011)	(42)	(38,389)	5,620,287	61,772	3,103
EQ/International Equity Index Portfolio (at)(au)	1,075,321	9,440,531	747,336	(2,657,032)	(24,554)	1,931,393	10,807,228	291,772	—
EQ/Invesco Comstock Portfolio (ah)(ai)	838,728	12,560,314	792,081	(2,263,102)	174,767	2,335,810	15,506,087	147,799	—
EQ/JPMorgan Value Opportunities Portfolio, Class K (ar)(as)	741,329	13,492,012	1,605,317	(2,948,337)	465,507	609,902	14,515,798	143,509	1,358,662
EQ/MFS International Growth Portfolio (ap)(aq)	3,039,287	19,128,204	2,053,125	(4,513,790)	444,803	5,086,503	25,292,480	242,295	842,209
EQ/PIMCO Global Real Return Portfolio (bf)(bg)	1,382,697	11,438,117	2,615,585	(1,202,312)	765	228,654	13,669,747	168,381	—
EQ/PIMCO Ultra Short Bond Portfolio (ab)(ac)	627,942	5,671,102	1,156,011	(750,193)	425	36,288	6,232,974	94,425	—
EQ/T. Rowe Price Growth Stock Portfolio, Class K (aj)(ak)	383,180	14,657,094	2,223,717	(5,046,333)	1,187,917	2,957,897	18,374,246	—	1,453,748
Multimanager Core Bond Portfolio (aa)	691,018	6,260,897	688,706	(418,953)	352	55,467	6,816,736	158,244	—
PowerShares DB Silver Fund (bt)(bu)	130,180	1,740,200	992,026	—	—	114,421	3,388,586	—	—

Total		243,794,146	44,995,085	(45,599,339)	4,098,157	27,252,141	308,195,216	3,921,912	9,326,206

(a)	Formerly known as AXA/DoubleLine Opportunistic Core Plus Bond Portfolio.
(b)	Formerly known as EQ/Boston Advisors Equity Income Portfolio.
(c)	Formerly known as EQ/GAMCO Mergers and Acquisitions Portfolio.
(d)	Formerly known as EQ/GAMCO Small Company Value Portfolio.
(e)	Formerly known as EQ/High Yield Bond Portfolio.
(f)	Formerly known as EQ/Low Volatility Global ETF Portfolio.
(g)	Formerly known as AXA Natural Resources Portfolio.
(h)	Formerly known as AXA Real Estate Portfolio.
(aa)	As a result of a business combination, after the close of business on May 19, 2017, the Portfolio acquired Class K shares of the Multimanager Core Bond Portfolio with a value of $228,556 (at a cost of $230,267), representing 23,101 shares of the Multimanager Core Bond Portfolio as part of a nontaxable merger. These amounts are not reflected in the purchases and sales listed above.
(ab)	As a result of a business combination, after the close of business on May 19, 2017, the Portfolio acquired Class K shares of the EQ/PIMCO Ultra Short Bond Portfolio with a value of $11,460 (at a cost of $11,500), representing 1,151 shares of the EQ/PIMCO Ultra Short Bond Portfolio as part of a taxable merger. These amounts are not reflected in the purchases and sales listed above.
(ac)	As a result of a business combination, after the close of business on May 19, 2017, the Portfolio acquired Class K shares of the EQ/PIMCO Ultra Short Bond Portfolio with a value of $107,938 (at a cost of $107,881), representing 10,842 shares of the EQ/PIMCO Ultra Short Bond Portfolio as part of a nontaxable merger. These amounts are not reflected in the purchases and sales listed above.
(ad)	As a result of a business combination, after the close of business on May 19, 2017, the Portfolio acquired Class K shares of the EQ/Intermediate Government Bond Portfolio with a value of $19,541 (at a cost of $19,662), representing 1,893 shares of the EQ/Intermediate Government Bond Portfolio as part of a taxable merger. These amounts are not reflected in the purchases and sales listed above.

See Notes to Financial Statements.

EQ ADVISORS TRUST

ALL ASSET GROWTH-ALT 20 PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

(ae)	As a result of a business combination, after the close of business on May 19, 2017, the Portfolio acquired Class K shares of the EQ/Intermediate Government Bond Portfolio with a value of $190,706 (at a cost of $192,137), representing 18,469 shares of the EQ/Intermediate Government Bond Portfolio as part of a nontaxable merger. These amounts are not reflected in the purchases and sales listed above.
(af)	As a result of a business combination, after the close of business on May 19, 2017, the Portfolio acquired Class K shares of the EQ/Global Bond PLUS Portfolio with a value of $56,737 (at a cost of $60,042), representing 6,249 shares of the EQ/Global Bond PLUS Portfolio as part of a taxable merger. These amounts are not reflected in the purchases and sales listed above.
(ag)	As a result of a business combination, after the close of business on May 19, 2017, the Portfolio acquired Class K shares of the EQ/Global Bond PLUS Portfolio with a value of $834,746 (at a cost of $858,527), representing 91,940 shares of the EQ/Global Bond PLUS Portfolio as part of a nontaxable merger. These amounts are not reflected in the purchases and sales listed above.
(ah)	As a result of a business combination, after the close of business on May 19, 2017, the Portfolio acquired Class K shares of the EQ/Invesco Comstock Portfolio with a value of $147,324 (at a cost of $125,890), representing 9,166 shares of the EQ/Invesco Comstock Portfolio as part of a taxable merger. These amounts are not reflected in the purchases and sales listed above.
(ai)	As a result of a business combination, after the close of business on May 19, 2017, the Portfolio acquired Class K shares of the EQ/Invesco Comstock Portfolio with a value of $1,918,693 (at a cost of $1,758,893), representing 119,367 shares of the EQ/Invesco Comstock Portfolio as part of a nontaxable merger. These amounts are not reflected in the purchases and sales listed above.
(aj)	As a result of a business combination, after the close of business on May 19, 2017, the Portfolio acquired Class K shares of the EQ/T. Rowe Price Growth Stock Portfolio with a value of $235,899 (at a cost of $167,472), representing 5,190 shares of the EQ/T. Rowe Price Growth Stock Portfolio as part of a taxable merger. These amounts are not reflected in the purchases and sales listed above.
(ak)	As a result of a business combination, after the close of business on May 19, 2017, the Portfolio acquired Class K shares of the EQ/T. Rowe Price Growth Stock Portfolio with a value of $2,803,889 (at a cost of $2,158,055), representing 61,678 shares of the EQ/T. Rowe Price Growth Stock Portfolio as part of a nontaxable merger. These amounts are not reflected in the purchases and sales listed above.
(al)	As a result of a business combination, after the close of business on May 19, 2017, the Portfolio acquired Class K shares of the AXA/Janus Enterprise Portfolio with a value of $34,355 (at a cost of $39,175), representing 1,948 shares of the AXA/Janus Enterprise Portfolio as part of a taxable merger. These amounts are not reflected in the purchases and sales listed above.
(am)	As a result of a business combination, after the close of business on May 19, 2017, the Portfolio acquired Class K shares of the AXA/Janus Enterprise Portfolio with a value of $195,380 (at a cost of $205,626), representing 11,081 shares of the AXA/Janus Enterprise Portfolio as part of a nontaxable merger. These amounts are not reflected in the purchases and sales listed above.
(an)	As a result of a business combination, after the close of business on May 19, 2017, the Portfolio acquired Class K shares of the AXA/Loomis Sayles Growth Portfolio with a value of $147,259 (at a cost of $113,676), representing 19,622 shares of the AXA/Loomis Sayles Growth Portfolio as part of a taxable merger. These amounts are not reflected in the purchases and sales listed above.
(ao)	As a result of a business combination, after the close of business on May 19, 2017, the Portfolio acquired Class K shares of the AXA/Loomis Sayles Growth Portfolio with a value of $1,256,150 (at a cost of $987,970), representing 167,378 shares of the AXA/Loomis Sayles Growth Portfolio as part of a nontaxable merger. These amounts are not reflected in the purchases and sales listed above.
(ap)	As a result of a business combination, after the close of business on May 19, 2017, the Portfolio acquired Class K shares of the EQ/MFS International Growth Portfolio with a value of $242,479 (at a cost of $234,691), representing 31,383 shares of the EQ/MFS International Growth Portfolio as part of a taxable merger. These amounts are not reflected in the purchases and sales listed above.
(aq)	As a result of a business combination, after the close of business on May 19, 2017, the Portfolio acquired Class K shares of the EQ/MFS International Growth Portfolio with a value of $3,152,341 (at a cost of $2,851,156), representing 408,000 shares of the EQ/MFS International Growth Portfolio as part of a nontaxable merger. These amounts are not reflected in the purchases and sales listed above.
(ar)	As a result of a business combination, after the close of business on May 19, 2017, the Portfolio acquired Class K shares of the EQ/JPMorgan Value Opportunities Portfolio with a value of $146,389 (at a cost of $121,112), representing 7,647 shares of the EQ/JPMorgan Value Opportunities Portfolio as part of a taxable merger. These amounts are not reflected in the purchases and sales listed above.
(as)	As a result of a business combination, after the close of business on May 19, 2017, the Portfolio acquired Class K shares of the EQ/JPMorgan Value Opportunities Portfolio with a value of $1,402,724 (at a cost of $1,145,008), representing 73,274 shares of the EQ/JPMorgan Value Opportunities Portfolio as part of a nontaxable merger. These amounts are not reflected in the purchases and sales listed above.
(at)	As a result of a business combination, after the close of business on May 19, 2017, the Portfolio acquired Class K shares of the EQ/International Equity Index Portfolio with a value of $142,288 (at a cost of $147,281), representing 15,054 shares of the EQ/International Equity Index Portfolio as part of a taxable merger. These amounts are not reflected in the purchases and sales listed above.
(au)	As a result of a business combination, after the close of business on May 19, 2017, the Portfolio acquired Class K shares of the EQ/International Equity Index Portfolio with a value of $1,247,602 (at a cost of $1,227,266), representing 131,992 shares of the EQ/International Equity Index Portfolio as part of a nontaxable merger. These amounts are not reflected in the purchases and sales listed above.
(av)	As a result of a business combination, after the close of business on May 19, 2017, the Portfolio acquired Class K shares of the 1290 VT GAMCO Small Company Value Portfolio with a value of $184,134 (at a cost of $167,801), representing 3,116 shares of the 1290 VT GAMCO Small Company Value Portfolio as part of a taxable merger. These amounts are not reflected in the purchases and sales listed above.
(aw)	As a result of a business combination, after the close of business on May 19, 2017, the Portfolio acquired Class K shares of the 1290 VT GAMCO Small Company Value Portfolio with a value of $2,129,049 (at a cost of $1,981,534), representing 36,034 shares of the 1290 VT GAMCO Small Company Value Portfolio as part of a nontaxable merger. These amounts are not reflected in the purchases and sales listed above.
(ax)	As a result of a business combination, after the close of business on May 19, 2017, the Portfolio acquired Class K shares of the 1290 VT GAMCO Mergers & Acquisitions Portfolio with a value of $579,320 (at a cost of $601,174), representing 44,052 shares of the 1290 VT GAMCO Mergers & Acquisitions Portfolio as part of a taxable merger. These amounts are not reflected in the purchases and sales listed above.
(ay)	As a result of a business combination, after the close of business on May 19, 2017, the Portfolio acquired Class K shares of the 1290 VT GAMCO Mergers & Acquisitions Portfolio with a value of $2,035,797 (at a cost of $2,028,591), representing 154,801 shares of the 1290 VT GAMCO Mergers & Acquisitions Portfolio as part of a nontaxable merger. These amounts are not reflected in the purchases and sales listed above.
(az)	As a result of a business combination, after the close of business on May 19, 2017, the Portfolio acquired Class K shares of the 1290 VT Equity Income Portfolio with a value of $87,579 (at a cost of $107,705), representing 14,904 shares of the 1290 VT Equity Income Portfolio as part of a taxable merger. These amounts are not reflected in the purchases and sales listed above.

See Notes to Financial Statements.

EQ ADVISORS TRUST

ALL ASSET GROWTH-ALT 20 PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

(ba)	As a result of a business combination, after the close of business on May 19, 2017, the Portfolio acquired Class K shares of the 1290 VT Equity Income Portfolio with a value of $1,098,448 (at a cost of $1,230,179), representing 186,925 shares of the 1290 VT Equity Income Portfolio as part of a nontaxable merger. These amounts are not reflected in the purchases and sales listed above.
(bb)	As a result of a business combination, after the close of business on May 19, 2017, the Portfolio acquired Class K shares of the EQ/BlackRock Basic Value Equity Portfolio with a value of $182,673 (at a cost of $153,266), representing 8,013 shares of the EQ/BlackRock Basic Value Equity Portfolio as part of a taxable merger. These amounts are not reflected in the purchases and sales listed above.
(bc)	As a result of a business combination, after the close of business on May 19, 2017, the Portfolio acquired Class K shares of the EQ/BlackRock Basic Value Equity Portfolio with a value of $2,226,424 (at a cost of $1,985,452), representing 97,668 shares of the EQ/BlackRock Basic Value Equity Portfolio as part of a nontaxable merger. These amounts are not reflected in the purchases and sales listed above.
(bd)	As a result of a business combination, after the close of business on May 19, 2017, the Portfolio acquired Class K shares of the AXA/AB Small Cap Growth Portfolio with a value of $252,028 (at a cost of $289,038), representing 13,038 shares of the AXA/AB Small Cap Growth Portfolio as part of a taxable merger. These amounts are not reflected in the purchases and sales listed above.
(be)	As a result of a business combination, after the close of business on May 19, 2017, the Portfolio acquired Class K shares of the AXA/AB Small Cap Growth Portfolio with a value of $2,965,052 (at a cost of $3,030,951), representing 153,383 shares of the AXA/AB Small Cap Growth Portfolio as part of a nontaxable merger. These amounts are not reflected in the purchases and sales listed above.
(bf)	As a result of a business combination, after the close of business on May 19, 2017, the Portfolio acquired Class K shares of the EQ/PIMCO Global Real Return Portfolio with a value of $36,428 (at a cost of $35,830), representing 3,685 shares of the EQ/PIMCO Global Real Return Portfolio as part of a taxable merger. These amounts are not reflected in the purchases and sales listed above.
(bg)	As a result of a business combination, after the close of business on May 19, 2017, the Portfolio acquired Class K shares of the EQ/PIMCO Global Real Return Portfolio with a value of $560,734 (at a cost of $552,510), representing 56,721 shares of the EQ/PIMCO Global Real Return Portfolio as part of a nontaxable merger. These amounts are not reflected in the purchases and sales listed above.
(bh)	As a result of a business combination, after the close of business on May 19, 2017, the Portfolio acquired Class K shares of the 1290 VT High Yield Bond Portfolio with a value of $45,304 (at a cost of $47,863), representing 4,579 shares of the 1290 VT High Yield Bond Portfolio as part of a taxable merger. These amounts are not reflected in the purchases and sales listed above.
(bi)	As a result of a business combination, after the close of business on May 19, 2017, the Portfolio acquired Class K shares of the 1290 VT High Yield Bond Portfolio with a value of $431,814 (at a cost of $436,686), representing 43,641 shares of the 1290 VT High Yield Bond Portfolio as part of a nontaxable merger. These amounts are not reflected in the purchases and sales listed above.
(bj)	As a result of a business combination, after the close of business on May 19, 2017, the Portfolio acquired Class K shares of the 1290 VT Real Estate Portfolio with a value of $1,173,757 (at a cost of $1,115,310), representing 108,158 shares of the 1290 VT Real Estate Portfolio as part of a taxable merger. These amounts are not reflected in the purchases and sales listed above.
(bk)	As a result of a business combination, after the close of business on May 19, 2017, the Portfolio acquired Class K shares of the 1290 VT Real Estate Portfolio with a value of $1,712,442 (at a cost of $1,638,030), representing 157,796 shares of the 1290 VT Real Estate Portfolio as part of a nontaxable merger. These amounts are not reflected in the purchases and sales listed above.
(bl)	As a result of a business combination, after the close of business on May 19, 2017, the Portfolio acquired Class K shares of the 1290 VT Natural Resources Portfolio with a value of $1,133,258 (at a cost of $1,470,378), representing 145,532 shares of the 1290 VT Natural Resources Portfolio as part of a taxable merger. These amounts are not reflected in the purchases and sales listed above.
(bm)	As a result of a business combination, after the close of business on May 19, 2017, the Portfolio acquired Class K shares of the 1290 VT Natural Resources Portfolio with a value of $1,731,994 (at a cost of $1,886,760), representing 222,420 shares of the 1290 VT Natural Resources Portfolio as part of a nontaxable merger. These amounts are not reflected in the purchases and sales listed above.
(bn)	As a result of a business combination, after the close of business on May 19, 2017, the Portfolio acquired Class K shares of the EQ/Emerging Markets Equity PLUS Portfolio with a value of $88,663 (at a cost of $92,794), representing 9,544 shares of the EQ/Emerging Markets Equity PLUS Portfolio as part of a taxable merger. These amounts are not reflected in the purchases and sales listed above.
(bo)	As a result of a business combination, after the close of business on May 19, 2017, the Portfolio acquired Class K shares of the EQ/Emerging Markets Equity PLUS Portfolio with a value of $1,169,473 (at a cost of $1,103,194), representing 125,882 shares of the EQ/Emerging Markets Equity PLUS Portfolio as part of a nontaxable merger. These amounts are not reflected in the purchases and sales listed above.
(bp)	As a result of a business combination, after the close of business on May 19, 2017, the Portfolio acquired Class K shares of the 1290 VT DoubleLine Opportunistic Bond Portfolio with a value of $4,970 (at a cost of $4,900), representing 494 shares of the 1290 VT DoubleLine Opportunistic Bond Portfolio as part of a taxable merger. These amounts are not reflected in the purchases and sales listed above.
(bq)	As a result of a business combination, after the close of business on May 19, 2017, the Portfolio acquired Class K shares of the 1290 VT DoubleLine Opportunistic Bond Portfolio with a value of $68,965 (at a cost of $68,000), representing 6,861 shares of the 1290 VT DoubleLine Opportunistic Bond Portfolio as part of a nontaxable merger. These amounts are not reflected in the purchases and sales listed above.
(br)	As a result of a business combination, after the close of business on May 19, 2017, the Portfolio acquired Class K shares of the 1290 VT Low Volatility Global Equity Portfolio with a value of $46,569 (at a cost of $45,000), representing 4,189 shares of the 1290 VT Low Volatility Global Equity Portfolio as part of a taxable merger. These amounts are not reflected in the purchases and sales listed above.
(bs)	As a result of a business combination, after the close of business on May 19, 2017, the Portfolio acquired Class K shares of the 1290 VT Low Volatility Global Equity Portfolio with a value of $465,691 (at a cost of $450,000), representing 41,899 shares of the 1290 VT Low Volatility Global Equity Portfolio as part of a nontaxable merger. These amounts are not reflected in the purchases and sales listed above.
(bt)	As a result of a business combination, after the close of business on May 19, 2017, the Portfolio acquired Class K shares of the PowerShares DB Silver Fund with a value of $113,231 (at a cost of $152,070), representing 4,340 shares of the PowerShares DB Silver Fund as part of a taxable merger. These amounts are not reflected in the purchases and sales listed above.
(bu)	As a result of a business combination, after the close of business on May 19, 2017, the Portfolio acquired Class K shares of the PowerShares DB Silver Fund with a value of $428,920 (at a cost of $430,189), representing 16,440 shares of the PowerShares DB Silver Fund as part of a nontaxable merger. These amounts are not reflected in the purchases and sales listed above.

See Notes to Financial Statements.

EQ ADVISORS TRUST

ALL ASSET GROWTH-ALT 20 PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2017:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Exchange Traded Funds
Exchange Traded Funds	$41,774,356	$—	$—	$41,774,356
Investment Companies
Investment Companies	—	304,806,630	—	304,806,630
Short-Term Investments
Repurchase Agreements	—	3,408,823	—	3,408,823

Total Assets	$41,774,356	$308,215,453	$—	$349,989,809

Total Liabilities	$—	$—	$—	$—

Total	$41,774,356	$308,215,453	$—	$349,989,809

There were no transfers between Levels 1, 2 or 3 during the year ended December 31, 2017.

The Portfolio held no derivatives contracts during the year ended December 31, 2017.

Investment security transactions for the year ended December 31, 2017 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$46,730,161
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$48,128,238

As of December 31, 2017, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments in securities and derivative instruments, if applicable, for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$62,260,817
Aggregate gross unrealized depreciation	(2,243,778)

Net unrealized appreciation	$60,017,039

Federal income tax cost of investments in securities and derivative instruments, if applicable	$289,972,770

See Notes to Financial Statements.

EQ ADVISORS TRUST

ALL ASSET GROWTH-ALT 20 PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2017

ASSETS
Investments in Securities, at value (x):
Affiliated Issuers (Cost $256,386,848)	$308,195,216
Unaffiliated Issuers (Cost $30,704,946)	38,385,770
Repurchase Agreements (Cost $3,408,823)	3,408,823
Cash	759,033
Receivable from Separate Accounts for Portfolio shares sold	232,885
Receivable for securities sold	146,909
Securities lending income receivable	8,911
Other assets	1,459

Total assets	351,139,006

LIABILITIES
Payable for return of collateral on securities loaned	3,408,823
Payable to Separate Accounts for Portfolio shares redeemed	196,325
Distribution fees payable – Class IB	65,976
Administrative fees payable	16,840
Distribution fees payable – Class IA	6,606
Trustees’ fees payable	1,336
Accrued expenses	179,599

Total liabilities	3,875,505

NET ASSETS	$347,263,501

Net assets were comprised of:
Paid in capital	$280,324,745
Accumulated undistributed net investment income (loss)	326,533
Accumulated undistributed net realized gain (loss)	7,123,031
Net unrealized appreciation (depreciation)	59,489,192

Net assets	$347,263,501

Class IA
Net asset value, offering and redemption price per share, $31,513,545 / 1,489,598 shares outstanding (unlimited amount authorized: $0.01 par value)	$21.16

Class IB
Net asset value, offering and redemption price per share, $313,159,282 / 14,764,197 shares outstanding (unlimited amount authorized: $0.01 par value)	$21.21

Class K
Net asset value, offering and redemption price per share, $2,590,674 / 122,691 shares outstanding (unlimited amount authorized: $0.01 par value)	$21.12

(x)	Includes value of securities on loan of $3,523,876.

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2017

INVESTMENT INCOME
Dividends ($3,921,912 of dividend income received from affiliates)	$4,585,389
Interest	2,454
Securities lending (net)	127,854

Total income	4,715,697

EXPENSES
Distribution fees – Class IB	717,216
Administrative fees	438,347
Investment management fees	315,288
Professional fees	253,821
Custodian fees	121,001
Distribution fees – Class IA	65,358
Printing and mailing expenses	29,495
Trustees’ fees	7,369
Miscellaneous	4,824

Gross expenses	1,952,719
Less: Waiver from investment manager	(103,636)

Net expenses	1,849,083

NET INVESTMENT INCOME (LOSS)	2,866,614

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on investments in securities ($4,098,157 of realized gain (loss) from affiliates)	4,245,214
Net distributions of realized gain received from underlying funds (All realized gains received from affiliates)	9,326,206

Net realized gain (loss)	13,571,420

Net change in unrealized appreciation (depreciation) on investments in securities ($27,252,141 of change in unrealized appreciation (depreciation) from affiliates)	30,006,304

NET REALIZED AND UNREALIZED GAIN (LOSS)	43,577,724

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$46,444,338

See Notes to Financial Statements.

EQ ADVISORS TRUST

ALL ASSET GROWTH-ALT 20 PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2017	2016
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$2,866,614	$2,997,901
Net realized gain (loss)	13,571,420	4,856,254
Net change in unrealized appreciation (depreciation)	30,006,304	16,690,231

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	46,444,338	24,544,386

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income
Class IA	(443,883)	(235,749)
Class IB	(4,410,292)	(3,273,856)
Class K	(42,176)	(22,511)

	(4,896,351)	(3,532,116)

Distributions from net realized capital gains
Class IA	(620,960)	(352,382)
Class IB	(6,201,931)	(5,287,707)
Class K	(50,905)	(29,242)

	(6,873,796)	(5,669,331)

TOTAL DIVIDENDS AND DISTRIBUTIONS	(11,770,147)	(9,201,447)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 92,109 and 199,159 shares, respectively ]	1,727,042	3,682,880
Capital shares issued in connection with merger (Note 8) [ 720,067 and 0 shares, respectively ]	14,601,726	—
Capital shares issued in reinvestment of dividends and distributions [ 50,886 and 30,746 shares, respectively ]	1,064,843	588,131
Capital shares repurchased [ (344,939) and (83,891) shares, respectively ]	(7,189,045)	(1,542,041)

Total Class IA transactions	10,204,566	2,728,970

Class IB
Capital shares sold [ 856,863 and 758,070 shares, respectively ]	17,462,703	14,029,294
Capital shares issued in connection with merger (Note 8) [ 1,692,482 and 0 shares, respectively ]	33,818,185	—
Capital shares issued in reinvestment of dividends and distributions [ 505,849 and 446,186 shares, respectively ]	10,612,223	8,561,563
Capital shares repurchased [ (1,696,344) and (1,649,726) shares, respectively ]	(34,341,613)	(30,638,274)

Total Class IB transactions	27,551,498	(8,047,417)

Class K
Capital shares sold [ 26,923 and 29,927 shares, respectively ]	693,367	558,915
Capital shares issued in connection with merger (Note 8) [ 90,007 and 0 shares, respectively ]	1,801,349	—
Capital shares issued in reinvestment of dividends and distributions [ 4,453 and 2,710 shares, respectively ]	93,081	51,753
Capital shares repurchased [ (76,655) and (21,575) shares, respectively ]	(1,548,583)	(403,904)

Total Class K transactions	1,039,214	206,764

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	38,795,278	(5,111,683)

TOTAL INCREASE (DECREASE) IN NET ASSETS	73,469,469	10,231,256
NET ASSETS:
Beginning of year	273,794,032	263,562,776

End of year (a)	$347,263,501	$273,794,032

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$326,533	$333,143

See Notes to Financial Statements.

EQ ADVISORS TRUST

ALL ASSET GROWTH-ALT 20 PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class IA	2017		2016	2015	2014	2013
Net asset value, beginning of year	$18.90		$17.84	$19.30	$19.59	$18.42

Income (loss) from investment operations:
Net investment income (loss) (e)(x)	0.21		0.23	0.14	0.24	0.21
Net realized and unrealized gain (loss)	2.79		1.48	(0.90)	0.25	2.37

Total from investment operations	3.00		1.71	(0.76)	0.49	2.58

Less distributions:
Dividends from net investment income	(0.31)		(0.25)	(0.16)	(0.28)	(0.27)
Distributions from net realized gains	(0.43)		(0.40)	(0.54)	(0.50)	(1.14)

Total dividends and distributions	(0.74)		(0.65)	(0.70)	(0.78)	(1.41)

Net asset value, end of year	$21.16		$18.90	$17.84	$19.30	$19.59

Total return	15.91%		9.55%	(3.94)%	2.42%	14.12%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$31,514		$18,358	$14,722	$12,546	$9,868
Ratio of expenses to average net assets:
After waivers and reimbursements (f)	0.59	%(j)	0.58%	0.57%	0.51%	0.35%
Before waivers and reimbursements (f)	0.63%		0.59%	0.57%	0.58%	0.58%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (f)(x)	1.01%		1.26%	0.71%	1.21%	1.09%
Before waivers and reimbursements (f)(x)	0.98%		1.25%	0.71%	1.14%	0.86%
Portfolio turnover rate^	15%		11%	14%	18%	43%

	Year Ended December 31,
Class IB	2017		2016	2015	2014	2013
Net asset value, beginning of year	$18.95		$17.88	$19.34	$19.64	$18.46

Income (loss) from investment operations:
Net investment income (loss) (e)(x)	0.18		0.21	0.12	0.21	0.17
Net realized and unrealized gain (loss)	2.82		1.51	(0.88)	0.27	2.42

Total from investment operations	3.00		1.72	(0.76)	0.48	2.59

Less distributions:
Dividends from net investment income	(0.31)		(0.25)	(0.16)	(0.28)	(0.27)
Distributions from net realized gains	(0.43)		(0.40)	(0.54)	(0.50)	(1.14)

Total dividends and distributions	(0.74)		(0.65)	(0.70)	(0.78)	(1.41)

Net asset value, end of year	$21.21		$18.95	$17.88	$19.34	$19.64

Total return	15.87%		9.59%	(3.93)%	2.36%	14.15%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$313,159		$253,966	$247,650	$276,875	$285,902
Ratio of expenses to average net assets:
After waivers and reimbursements (f)	0.59	%(j)	0.58%	0.57%	0.50%	0.35%
Before waivers and reimbursements (f)	0.62%		0.59%	0.57%	0.58%	0.58%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (f)(x)	0.90%		1.11%	0.62%	1.06%	0.88%
Before waivers and reimbursements (f)(x)	0.86%		1.10%	0.62%	0.98%	0.65%
Portfolio turnover rate^	15%		11%	14%	18%	43%

See Notes to Financial Statements.

EQ ADVISORS TRUST

ALL ASSET GROWTH-ALT 20 PORTFOLIO

FINANCIAL HIGHLIGHTS (Continued)

	Year Ended December 31,
Class K	2017		2016	2015	2014	2013
Net asset value, beginning of year	$18.86		$17.80	$19.26	$19.56	$18.39

Income (loss) from investment operations:
Net investment income (loss) (e)(x)	0.24		0.27	0.20	0.31	0.38
Net realized and unrealized gain (loss)	2.81		1.48	(0.92)	0.22	2.25

Total from investment operations	3.05		1.75	(0.72)	0.53	2.63

Less distributions:
Dividends from net investment income	(0.36)		(0.29)	(0.20)	(0.33)	(0.32)
Distributions from net realized gains	(0.43)		(0.40)	(0.54)	(0.50)	(1.14)

Total dividends and distributions	(0.79)		(0.69)	(0.74)	(0.83)	(1.46)

Net asset value, end of year	$21.12		$18.86	$17.80	$19.26	$19.56

Total return	16.22%		9.84%	(3.72)%	2.62%	14.43%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$2,591		$1,470	$1,191	$931	$674
Ratio of expenses to average net assets:
After waivers and reimbursements (f)	0.34	%(j)	0.33%	0.32%	0.26%	0.10%
Before waivers and reimbursements (f)	0.37%		0.34%	0.32%	0.33%	0.33%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (f)(x)	1.20%		1.45%	1.06%	1.56%	1.89%
Before waivers and reimbursements (f)(x)	1.17%		1.44%	1.06%	1.49%	1.66%
Portfolio turnover rate^	15%		11%	14%	18%	43%
^	Portfolio turnover rate excludes derivatives, if any.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.
(j)	Including direct and indirect expenses, the net expense ratio after waivers and reimbursements would be 1.31% for Class IB, 1.31% for Class IA and 1.06% for Class K.
(x)	Recognition of net investment income is affected by the timing of dividend declarations by the underlying funds in which the Portfolio invests.

See Notes to Financial Statements.

AXA ULTRA CONSERVATIVE STRATEGY PORTFOLIO (Unaudited)

INVESTMENT MANAGER

➢	AXA Equitable Funds Management Group, LLC

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/17
	1 Year	5 Years	Since Incept.
Portfolio – Class IB Shares*	1.97%	1.30%	1.56%
AXA Ultra Conservative Strategy Index	2.94	2.24	2.57
S&P 500® Index	21.83	15.79	16.88
Bloomberg Barclays U.S. Intermediate Government Bond Index	1.14	0.92	1.14
* Date of inception 9/28/11. Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned 1.97% for the year ended December 31, 2017. This compares to the returns of the following benchmarks over the same period: the AXA Ultra Conservative Strategy Index, the S&P 500® Index and the Bloomberg Barclays U.S. Intermediate Government Bond Index, which returned 2.94%, 21.83% and 1.14%, respectively.

Portfolio Highlights

In 2017, the Portfolio roughly matched its composite benchmark, after a margin for fees and cash flows, primarily due to above-average returns from global equities during the year. On an absolute basis, bond holdings provided modest returns. In accordance with the Portfolio’s relative sector allocations:

•

U.S. stocks registered their largest annual return in four years as improving industrial activity in 2017 helped boost the economy, supported by consumer activity and a strong labor market. The unemployment rate was at its lowest level in the current expansion, and inflation remained modest.

•

International equities surged to multi-year highs in 2017, a year of steady and consistent gains. Markets were led by a rally in technology shares, strong economic growth, relatively benign inflation and stronger corporate fundamentals.

•

In the U.S. government bond market returns were relatively muted amid stable monetary policy expectations. The longer end of the yield curve remained anchored throughout the year, resulting in a flattening of the yield curve.

How did derivatives contribute/detract from performance during the year?

•

The Portfolio maintains, or may invest in other portfolios that maintain, exposure to exchange-traded index futures, for purposes of liquidity and/or to adjust the Portfolio’s equity exposure during periods of high market volatility. The derivatives are typically offset by a roughly equal allocation to cash and cash equivalents, and had a minimal impact on performance relative to the index.

Table by Asset Class (as a percentage of Total Investments in Securities)
As of December 31, 2017
Fixed Income	89.2%
Equity	10.8

Top Holdings (as a percentage of Total Investments in Securities)
As of December 31, 2017
EQ/Intermediate Government Bond Portfolio	89.2%
AXA 500 Managed Volatility Portfolio	5.8
AXA 2000 Managed Volatility Portfolio	2.8
AXA International Managed Volatility Portfolio	1.6
AXA 400 Managed Volatility Portfolio	0.6

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees (in the case of Class IB shares of the Portfolio), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2017 and held for the entire six-month period.

AXA ULTRA CONSERVATIVE STRATEGY PORTFOLIO (Unaudited)

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/17	Ending Account Value 12/31/17	Expenses Paid During Period* 7/1/17 - 12/31/17
Class IB
Actual	$1,000.00	$1,005.34	$2.49
Hypothetical (5% average annual return before expenses)	1,000.00	1,022.72	2.51

*  Expenses are equal to the Portfolio’s Class IB shares annualized expense ratio of 0.49%, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

EQ ADVISORS TRUST

AXA ULTRA CONSERVATIVE STRATEGY PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2017

	Number of Shares	Value (Note 1)

INVESTMENT COMPANIES:
AXA 2000 Managed Volatility Portfolio‡	175,303	$3,775,972
AXA 400 Managed Volatility Portfolio‡	33,379	759,844
AXA 500 Managed Volatility Portfolio‡	330,737	7,952,744
AXA International Managed Volatility Portfolio‡	158,439	2,201,396
EQ/Intermediate Government Bond Portfolio‡	11,940,505	121,487,798

Total Investments in Securities (99.8%) (Cost $135,997,440)		136,177,754
Other Assets Less Liabilities (0.2%)		293,243

Net Assets (100%)		$136,470,997

‡	All, or a portion, of the security is an affiliated company as defined under the Investment Company Act of 1940.

The holdings in affiliated Investment Companies are all Class K shares.

Investments in companies which were affiliates for the year ended December 31, 2017, were as follows:

Security Description	Shares at December 31, 2017	Market Value December 31, 2016 ($)	Purchases at Cost ($)	Proceeds from Sales ($)	Net Realized Gain (Loss) ($)	Change in Unrealized Appreciation/ (Depreciation) ($)	Market Value December 31, 2017 ($)	Dividend/ Interest Income ($)	Capital Gain Distributions ($)
AXA 2000 Managed Volatility Portfolio	175,303	5,566,829	2,075,039	(4,201,239)	341,718	(6,375)	3,775,972	35,308	212,752
AXA 400 Managed Volatility Portfolio	33,379	1,359,097	589,908	(1,271,782)	80,081	2,540	759,844	7,442	60,471
AXA 500 Managed Volatility Portfolio	330,737	15,353,402	6,806,926	(15,972,276)	1,098,670	666,022	7,952,744	106,287	175,712
AXA International Managed Volatility Portfolio	158,439	4,210,919	1,634,633	(4,250,346)	285,825	320,365	2,201,396	49,380	19,271
EQ/Intermediate Government Bond Portfolio	11,940,505	217,145,971	99,482,563	(194,720,773)	(2,171,897)	1,751,934	121,487,798	1,387,057	76,567

Total		243,636,218	110,589,069	(220,416,416)	(365,603)	2,734,486	136,177,754	1,585,474	544,773

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2017:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Investment Companies
Investment Companies	$—	$136,177,754	$—	$136,177,754

Total Assets	$—	$136,177,754	$—	$136,177,754

Total Liabilities	$—	$—	$—	$—

Total	$—	$136,177,754	$—	$136,177,754

There were no transfers between Levels 1, 2 or 3 during the year ended December 31, 2017.

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA ULTRA CONSERVATIVE STRATEGY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

The Portfolio held no derivatives contracts during the year ended December 31, 2017.

Investment security transactions for the year ended December 31, 2017 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$110,589,069
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$220,416,416

As of December 31, 2017, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments in securities and derivative instruments, if applicable, for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$4,187,116
Aggregate gross unrealized depreciation	(4,057,123)

Net unrealized appreciation	$129,993

Federal income tax cost of investments in securities and derivative instruments, if applicable	$136,047,761

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA ULTRA CONSERVATIVE STRATEGY PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2017

ASSETS
Investments in Securities, at value:
Affiliated Issuers (Cost $135,997,440)	$136,177,754
Cash	14,188
Receivable from Separate Accounts for Portfolio shares sold	296,432
Receivable for securities sold	66,551
Other assets	784

Total assets	136,555,709

LIABILITIES
Distribution fees payable – Class IB	29,819
Administrative fees payable	5,047
Payable to Separate Accounts for Portfolio shares redeemed	1,391
Trustees’ fees payable	242
Accrued expenses	48,213

Total liabilities	84,712

NET ASSETS	$136,470,997

Net assets were comprised of:
Paid in capital	$136,314,013
Accumulated undistributed net investment income (loss)	1,370
Accumulated undistributed net realized gain (loss)	(24,700)
Net unrealized appreciation (depreciation)	180,314

Net assets	$136,470,997

Class IB
Net asset value, offering and redemption price per share, $136,470,997 / 13,880,842 shares outstanding (unlimited amount authorized: $0.01 par value)	$9.83

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2017

INVESTMENT INCOME
Dividends ($1,585,474 of dividend income received from affiliates)	$1,587,878
Interest	1,179

Total income	1,589,057

EXPENSES
Distribution fees – Class IB	411,424
Administrative fees	229,090
Investment management fees	164,569
Custodian fees	63,000
Professional fees	43,380
Printing and mailing expenses	13,404
Trustees’ fees	5,132
Miscellaneous	8,848

Gross expenses	938,847
Less: Waiver from investment manager	(133,858)

Net expenses	804,989

NET INVESTMENT INCOME (LOSS)	784,068

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on investments in securities ($(365,603) of realized gain (loss) from affiliates)	(365,765)
Net distributions of realized gain received from underlying funds (All realized gains received from affiliates)	544,773

Net realized gain (loss)	179,008

Net change in unrealized appreciation (depreciation) on investments in securities (All of change in unrealized appreciation (depreciation) from affiliates)	2,734,486

NET REALIZED AND UNREALIZED GAIN (LOSS)	2,913,494

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$3,697,562

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA ULTRA CONSERVATIVE STRATEGY PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2017	2016
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$784,068	$808,201
Net realized gain (loss)	179,008	14,803,037
Net change in unrealized appreciation (depreciation)	2,734,486	(2,254,340)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	3,697,562	13,356,898

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income
Class IB	(925,197)	(883,342)
Distributions from net realized capital gains
Class IB	(1,169,125)	(13,774,132)

TOTAL DIVIDENDS AND DISTRIBUTIONS	(2,094,322)	(14,657,474)

CAPITAL SHARES TRANSACTIONS:
Class IB
Capital shares sold [ 12,614,348 and 185,929,921 shares, respectively ]	124,706,461	1,912,880,784
Capital shares issued in reinvestment of dividends and distributions [ 211,931 and 1,501,736 shares, respectively ]	2,094,322	14,657,474
Capital shares repurchased [ (23,962,016) and (167,417,582) shares, respectively ]	(236,393,613)	(1,732,976,758)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	(109,592,830)	194,561,500

TOTAL INCREASE (DECREASE) IN NET ASSETS	(107,989,590)	193,260,924
NET ASSETS:
Beginning of year	244,460,587	51,199,663

End of year (a)	$136,470,997	$244,460,587

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$1,370	$16,023

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA ULTRA CONSERVATIVE STRATEGY PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class IB	2017		2016		2015		2014		2013
Net asset value, beginning of year	$9.77		$10.23		$10.31		$10.21		$10.14

Income (loss) from investment operations:
Net investment income (loss) (e)(x)	0.05		0.02		0.12		0.04		0.01
Net realized and unrealized gain (loss)	0.15		0.13		(0.12)		0.16		0.12

Total from investment operations	0.20		0.15		—	#	0.20		0.13

Less distributions:
Dividends from net investment income	(0.07)		(0.04)		(0.06)		(0.05)		(0.04)
Distributions from net realized gains	(0.07)		(0.57)		(0.02)		(0.05)		(0.02)

Total dividends and distributions	(0.14)		(0.61)		(0.08)		(0.10)		(0.06)

Net asset value, end of year	$9.83		$9.77		$10.23		$10.31		$10.21

Total return	1.97%		1.39%		(0.02)%		1.89%		1.29%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$136,471		$244,461		$51,200		$7,653		$5,354
Ratio of expenses to average net assets:
After waivers and reimbursements (f)	0.49	%(j)	0.48	%(j)	0.48	%(j)	0.47	%(j)	0.47	%(j)
Before waivers and reimbursements (f)	0.57%		0.56%		1.00%		2.02%		2.87%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (f)(x)	0.48%		0.20%		1.14%		0.36%		0.09%
Before waivers and reimbursements (f)(x)	0.40%		0.12%		0.62%		(1.19)%		(2.32)%
Portfolio turnover rate^	66%		452%		208%		25%		21%
#	Per share amount is less than $0.005.
^	Portfolio turnover rate excludes derivatives, if any.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.
(j)	Including direct and indirect expenses, the net expense ratio after waivers and reimbursements would be 0.95% for Class IB.
(x)	Recognition of net investment income is affected by the timing of dividend declarations by the underlying funds in which the Portfolio invests.

See Notes to Financial Statements.

AXA CONSERVATIVE STRATEGY PORTFOLIO (Unaudited)

INVESTMENT MANAGER

➢	AXA Equitable Funds Management Group, LLC

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/17
	1 Year	5 Years	Since Incept.
Portfolio – Class IB Shares*	4.31%	2.78%	3.96%
AXA Conservative Strategy Index	4.72	3.48	4.47
S&P 500® Index	21.83	15.79	16.21
Bloomberg Barclays U.S. Intermediate Government Bond Index	1.14	0.92	2.04
* Date of inception 4/30/09. Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned 4.31% for the year ended December 31, 2017. This compares to the returns of the following benchmarks over the same period: the AXA Conservative Strategy Index, the S&P 500® Index and the Bloomberg Barclays U.S. Intermediate Government Bond Index, which returned 4.72%, 21.83% and 1.14%, respectively.

Portfolio Highlights

In 2017, the Portfolio roughly matched its composite benchmark, after a margin for fees and cash flows, primarily due to above-average returns from global equities during the year. On an absolute basis, bond holdings provided modest returns. In accordance with the Portfolio’s relative sector allocations:

•

U.S. stocks registered their largest annual return in four years as improving industrial activity in 2017 helped boost the economy, supported by consumer activity and a strong labor market. The unemployment rate was at its lowest level in the current expansion, and inflation remained modest.

•

International equities surged to multi-year highs in 2017, a year of steady and consistent gains. Markets were led by a rally in technology shares, strong economic growth, relatively benign inflation and stronger corporate fundamentals.

•

In the U.S. government bond market returns were relatively muted amid stable monetary policy expectations. The longer end of the yield curve remained anchored throughout the year, resulting in a flattening of the yield curve.

How did derivatives contribute/detract from performance during the year?

•

The Portfolio maintains, or may invest in other portfolios that maintain, exposure to exchange-traded index futures, for purposes of liquidity and/or to adjust the Portfolio’s equity exposure during periods of high market volatility. The derivatives are typically offset by a roughly equal allocation to cash and cash equivalents, and had a minimal impact on performance relative to the index.

Table by Asset Class (as a percentage of Total Investments in Securities)
As of December 31, 2017
Fixed Income	79.1%
Equity	20.9

Top Holdings (as a percentage of Total Investments in Securities)
As of December 31, 2017
EQ/Intermediate Government Bond Portfolio	35.8%
EQ/Core Bond Index Portfolio	32.7
AXA 500 Managed Volatility Portfolio	12.7
AXA/AB Short Duration Government Bond Portfolio	10.6
AXA 2000 Managed Volatility Portfolio	4.6
AXA International Managed Volatility Portfolio	3.2
AXA 400 Managed Volatility Portfolio	0.4

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees (in the case of Class IB shares of the Portfolio), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2017 and held for the entire six-month period.

AXA CONSERVATIVE STRATEGY PORTFOLIO (Unaudited)

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/17	Ending Account Value 12/31/17	Expenses Paid During Period* 7/1/17 - 12/31/17
Class IB
Actual	$1,000.00	$1,018.30	$2.36
Hypothetical (5% average annual return before expenses)	1,000.00	1,022.86	2.37

*  Expenses are equal to the Portfolio’s Class IB shares annualized expense ratio of 0.46%, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

EQ ADVISORS TRUST

AXA CONSERVATIVE STRATEGY PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2017

	Number of Shares	Value (Note 1)

INVESTMENT COMPANIES:
AXA 2000 Managed Volatility Portfolio‡	1,725,815	$37,173,482
AXA 400 Managed Volatility Portfolio‡	157,491	3,585,088
AXA 500 Managed Volatility Portfolio‡	4,313,964	103,731,621
AXA International Managed Volatility Portfolio‡	1,897,140	26,359,428
AXA/AB Short Duration Government Bond Portfolio‡	8,720,914	86,109,535
EQ/Core Bond Index Portfolio‡	27,043,609	265,908,944
EQ/Intermediate Government Bond Portfolio‡	28,640,776	291,403,489

Total Investments in Securities (100.0%) (Cost $762,426,026)		814,271,587
Other Assets Less Liabilities (0.0%)		(116,828)

Net Assets (100%)		$814,154,759

‡	All, or a portion, of the security is an affiliated company as defined under the Investment Company Act of 1940.

The holdings in affiliated Investment Companies are all Class K shares.

Investments in companies which were affiliates for year ended December 31, 2017, were as follows:

Security Description	Shares at December 31, 2017	Market Value December 31, 2016 ($)	Purchases at Cost ($)	Proceeds from Sales ($)	Net Realized Gain (Loss) ($)	Change in Unrealized Appreciation/ (Depreciation) ($)	Market Value December 31, 2017 ($)	Dividend/ Interest Income ($)	Capital Gain Distributions ($)
AXA 2000 Managed Volatility Portfolio	1,725,815	38,440,500	3,616,977	(7,390,978)	631,155	1,875,828	37,173,482	341,346	2,006,265
AXA 400 Managed Volatility Portfolio	157,491	6,371,941	565,932	(3,748,196)	730,104	(334,693)	3,585,088	34,383	277,676
AXA 500 Managed Volatility Portfolio	4,313,964	114,341,318	7,676,909	(35,763,262)	6,195,032	11,281,624	103,731,621	1,340,243	2,105,445
AXA International Managed Volatility Portfolio	1,897,140	29,965,078	1,814,004	(11,052,782)	278,905	5,354,223	26,359,428	574,364	224,147
AXA/AB Short Duration Government Bond Portfolio	8,720,914	104,100,752	5,216,208	(23,007,521)	(7,966)	(191,938)	86,109,535	646,489	—
EQ/Core Bond Index Portfolio	27,043,609	292,601,029	25,357,553	(51,979,955)	(943)	(68,740)	265,908,944	4,908,374	—
EQ/Intermediate Government Bond Portfolio	28,640,776	324,892,196	29,322,468	(61,353,390)	1,137	(1,458,922)	291,403,489	3,224,022	167,531

Total		910,712,814	73,570,051	(194,296,084)	7,827,424	16,457,382	814,271,587	11,069,221	4,781,064

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA CONSERVATIVE STRATEGY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2017:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Investment Companies
Investment Companies	$—	$814,271,587	$—	$814,271,587

Total Assets	$—	$814,271,587	$—	$814,271,587

Total Liabilities	$—	$—	$—	$—

Total	$—	$814,271,587	$—	$814,271,587

There were no transfers between Levels 1, 2 or 3 during the year ended December 31, 2017.

The Portfolio held no derivatives contracts during the year ended December 31, 2017.

Investment security transactions for the year ended December 31, 2017 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$73,570,051
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$194,296,084

As of December 31, 2017, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments in securities and derivative instruments, if applicable, for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$63,066,371
Aggregate gross unrealized depreciation	(11,261,691)

Net unrealized appreciation	$51,804,680

Federal income tax cost of investments in securities and derivative instruments, if applicable	$762,466,907

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA CONSERVATIVE STRATEGY PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2017

ASSETS
Investments in Securities, at value:
Affiliated Issuers (Cost $762,426,026)	$814,271,587
Receivable for securities sold	322,400
Other assets	3,810

Total assets	814,597,797

LIABILITIES
Overdraft payable	96,333
Distribution fees payable – Class IB	173,931
Administrative fees payable	95,545
Investment management fees payable	28,354
Trustees’ fees payable	883
Accrued expenses	47,992

Total liabilities	443,038

NET ASSETS	$814,154,759

Net assets were comprised of:
Paid in capital	$757,280,673
Accumulated undistributed net investment income (loss)	29,978
Accumulated undistributed net realized gain (loss)	4,998,547
Net unrealized appreciation (depreciation)	51,845,561

Net assets	$814,154,759

Class IB
Net asset value, offering and redemption price per share, $814,154,759 / 66,907,615 shares outstanding (unlimited amount authorized: $0.01 par value)	$12.17

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2017

INVESTMENT INCOME
Dividends ($11,069,221 of dividend income received from affiliates)	$11,070,088
Interest	1,068

Total income	11,071,156

EXPENSES
Distribution fees – Class IB	2,148,668
Administrative fees	1,195,683
Investment management fees	859,461
Printing and mailing expenses	72,107
Professional fees	60,104
Custodian fees	55,850
Trustees’ fees	20,932
Miscellaneous	16,013

Gross expenses	4,428,818
Less: Waiver from investment manager	(447,622)

Net expenses	3,981,196

NET INVESTMENT INCOME (LOSS)	7,089,960

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on investments in securities ($7,827,424 of realized gain (loss) from affiliates)	7,827,367
Net distributions of realized gain received from underlying funds (All realized gains received from affiliates)	4,781,064

Net realized gain (loss)	12,608,431

Net change in unrealized appreciation (depreciation) on investments in securities (All of change in unrealized appreciation (depreciation) from affiliates)	16,457,382

NET REALIZED AND UNREALIZED GAIN (LOSS)	29,065,813

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$36,155,773

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA CONSERVATIVE STRATEGY PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2017	2016
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$7,089,960	$7,040,649
Net realized gain (loss)	12,608,431	3,310,946
Net change in unrealized appreciation (depreciation)	16,457,382	14,033,451

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	36,155,773	24,385,046

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income
Class IB	(8,441,791)	(7,364,994)
Distributions from net realized capital gains
Class IB	(9,006,032)	(2,389,969)

TOTAL DIVIDENDS AND DISTRIBUTIONS	(17,447,823)	(9,754,963)

CAPITAL SHARES TRANSACTIONS:
Class IB
Capital shares sold [ 8,862,751 and 22,602,024 shares, respectively ]	108,005,389	268,957,454
Capital shares issued in reinvestment of dividends and distributions [ 1,432,201 and 815,533 shares, respectively ]	17,447,823	9,754,963
Capital shares repurchased [ (19,772,911) and (16,977,999) shares, respectively ]	(240,738,605)	(202,344,911)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	(115,285,393)	76,367,506

TOTAL INCREASE (DECREASE) IN NET ASSETS	(96,577,443)	90,997,589
NET ASSETS:
Beginning of year	910,732,202	819,734,613

End of year (a)	$814,154,759	$910,732,202

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$29,978	$32,547

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA CONSERVATIVE STRATEGY PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class IB	2017		2016		2015		2014		2013
Net asset value, beginning of year	$11.92		$11.72		$11.85		$11.73		$11.39

Income (loss) from investment operations:
Net investment income (loss) (e)(x)	0.10		0.09		0.08		0.06		0.05
Net realized and unrealized gain (loss)	0.41		0.24		(0.09)		0.24		0.45

Total from investment operations	0.51		0.33		(0.01)		0.30		0.50

Less distributions:
Dividends from net investment income	(0.13)		(0.10)		(0.10)		(0.09)		(0.12)
Distributions from net realized gains	(0.13)		(0.03)		(0.02)		(0.09)		(0.04)

Total dividends and distributions	(0.26)		(0.13)		(0.12)		(0.18)		(0.16)

Net asset value, end of year	$12.17		$11.92		$11.72		$11.85		$11.73

Total return	4.31%		2.79%		(0.15)%		2.58%		4.42%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$814,155		$910,732		$819,735		$729,257		$633,456
Ratio of expenses to average net assets:
After waivers (f)	0.46	%(j)	0.45	%(j)	0.45	%(j)	0.44	%(j)	0.43	%(j)
Before waivers (f)	0.52%		0.52%		0.52%		0.53%		0.54%
Ratio of net investment income (loss) to average net assets:
After waivers (f)(x)	0.82%		0.78%		0.65%		0.50%		0.43%
Before waivers (f)(x)	0.77%		0.72%		0.58%		0.41%		0.33%
Portfolio turnover rate^	9%		14%		8%		11%		12%
^	Portfolio turnover rate excludes derivatives, if any.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.
(j)	Including direct and indirect expenses, the net expense ratio after waivers would be 0.95% for Class IB.
(x)	Recognition of net investment income is affected by the timing of dividend declarations by the underlying funds in which the Portfolio invests.

See Notes to Financial Statements.

AXA CONSERVATIVE GROWTH STRATEGY PORTFOLIO (Unaudited)

INVESTMENT MANAGER

➢	AXA Equitable Funds Management Group, LLC

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/17
	1 Year	5 Years	Since Incept.
Portfolio – Class IB Shares*	7.97%	5.30%	6.29%
AXA Conservative Growth Strategy Index	8.39	6.07	7.17
S&P 500® Index	21.83	15.79	16.21
Bloomberg Barclays U.S. Intermediate Government Bond Index	1.14	0.92	2.04
* Date of inception 4/30/09. Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned 7.97% for the year ended December 31, 2017. This compares to the returns of the following benchmarks over the same period: the AXA Conservative Growth Strategy Index, the S&P 500® Index and the Bloomberg Barclays U.S. Intermediate Government Bond Index, which returned 8.39%, 21.83% and 1.14%, respectively.

Portfolio Highlights

In 2017, the Portfolio roughly matched its composite benchmark, after a margin for fees and cash flows, primarily due to above-average returns from global equities during the year. On an absolute basis, bond holdings provided modest returns. In accordance with the Portfolio’s relative sector allocations:

•

U.S. stocks registered their largest annual return in four years as improving industrial activity in 2017 helped boost the economy, supported by consumer activity and a strong labor market. The unemployment rate was at its lowest level in the current expansion, and inflation remained modest.

•

International equities surged to multi-year highs in 2017, a year of steady and consistent gains. Markets were led by a rally in technology shares, strong economic growth, relatively benign inflation and stronger corporate fundamentals.

•

In the U.S. government bond market returns were relatively muted amid stable monetary policy expectations. The longer end of the yield curve remained anchored throughout the year, resulting in a flattening of the yield curve.

How did derivatives contribute/detract from performance during the year?

•

The Portfolio maintains, or may invest in other portfolios that maintain, exposure to exchange-traded index futures, for purposes of liquidity and/or to adjust the Portfolio’s equity exposure during periods of high market volatility. The derivatives are typically offset by a roughly equal allocation to cash and cash equivalents, and had a minimal impact on performance relative to the index.

Table by Asset Class (as a percentage of Total Investments in Securities)
As of December 31, 2017
Fixed Income	58.7%
Equity	41.3

Top Holdings (as a percentage of Total Investments in Securities)
As of December 31, 2017
EQ/Intermediate Government Bond Portfolio	27.3%
AXA 500 Managed Volatility Portfolio	25.4
EQ/Core Bond Index Portfolio	24.7
AXA 2000 Managed Volatility Portfolio	8.8
AXA/AB Short Duration Government Bond Portfolio	6.7
AXA International Managed Volatility Portfolio	6.4
AXA 400 Managed Volatility Portfolio	0.7

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees (in the case of Class IB shares of the Portfolio), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2017 and held for the entire six-month period.

AXA CONSERVATIVE GROWTH STRATEGY PORTFOLIO (Unaudited)

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/17	Ending Account Value 12/31/17	Expenses Paid During Period* 7/1/17 - 12/31/17
Class IB
Actual	$1,000.00	$1,039.25	$2.53
Hypothetical (5% average annual return before expenses)	1,000.00	1,022.72	2.51

*  Expenses are equal to the Portfolio’s Class IB shares annualized expense ratio of 0.49%, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

EQ ADVISORS TRUST

AXA CONSERVATIVE GROWTH STRATEGY PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2017

	Number of Shares	Value (Note 1)
INVESTMENT COMPANIES:
AXA 2000 Managed Volatility Portfolio‡	6,525,651	$140,560,312
AXA 400 Managed Volatility Portfolio‡	475,238	10,818,236
AXA 500 Managed Volatility Portfolio‡	16,939,561	407,321,001
AXA International Managed Volatility Portfolio‡	7,449,010	103,498,775
AXA/AB Short Duration Government Bond Portfolio‡	10,868,225	107,311,897
EQ/Core Bond Index Portfolio‡	40,328,468	396,533,629
EQ/Intermediate Government Bond Portfolio‡	42,968,693	437,181,846

Total Investments in Securities (100.1%) (Cost $1,397,614,205)		1,603,225,696
Other Assets Less Liabilities (-0.1%)		(842,313)

Net Assets (100%)		$1,602,383,383

‡	All, or a portion, of the security is an affiliated company as defined under the Investment Company Act of 1940.

The holdings in affiliated Investment Companies are all Class K shares.

Investments in companies which were affiliates for the year ended December 31, 2017, were as follows:

Security Description	Shares at December 31, 2017	Market Value December 31, 2016 ($)	Purchases at Cost ($)	Proceeds from Sales ($)	Net Realized Gain (Loss) ($)	Change in Unrealized Appreciation/ (Depreciation) ($)	Market Value December 31, 2017 ($)	Dividend/ Interest Income ($)	Capital Gain Distributions ($)
AXA 2000 Managed Volatility Portfolio	6,525,651	128,263,478	11,022,015	(7,601,017)	298,956	8,576,880	140,560,312	1,283,852	7,496,405
AXA 400 Managed Volatility Portfolio	475,238	12,831,307	1,210,332	(4,051,744)	336,578	491,763	10,818,236	102,548	818,525
AXA 500 Managed Volatility Portfolio	16,939,561	387,943,822	20,665,761	(64,666,541)	9,555,348	53,822,611	407,321,001	5,228,794	8,133,171
AXA International Managed Volatility Portfolio	7,449,010	98,608,346	4,924,037	(19,593,401)	7,280	19,552,513	103,498,775	2,241,441	874,726
AXA/AB Short Duration Government Bond Portfolio	10,868,225	111,952,521	4,363,650	(8,730,378)	(148)	(273,748)	107,311,897	798,743	—
EQ/Core Bond Index Portfolio	40,328,468	373,675,463	43,004,748	(19,377,180)	(90)	(769,312)	396,533,629	7,274,099	—
EQ/Intermediate Government Bond Portfolio	42,968,693	417,847,937	44,667,565	(22,784,157)	19	(2,549,518)	437,181,846	4,804,310	245,570

Total		1,531,122,874	129,858,108	(146,804,418)	10,197,943	78,851,189	1,603,225,696	21,733,787	17,568,397

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA CONSERVATIVE GROWTH STRATEGY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2017:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Investment Companies
Investment Companies	$—	$1,603,225,696	$—	$1,603,225,696

Total Assets	$—	$1,603,225,696	$—	$1,603,225,696

Total Liabilities	$—	$—	$—	$—

Total	$—	$1,603,225,696	$—	$1,603,225,696

There were no transfers between Levels 1, 2 or 3 during the year ended December 31, 2017.

The Portfolio held no derivatives contracts during the year ended December 31, 2017.

Investment security transactions for the year ended December 31, 2017 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$129,858,108
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$146,804,418

As of December 31, 2017, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments in securities and derivative instruments, if applicable, for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$220,300,154
Aggregate gross unrealized depreciation	(14,755,328)

Net unrealized appreciation	$205,544,826

Federal income tax cost of investments in securities and derivative instruments, if applicable	$1,397,680,870

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA CONSERVATIVE GROWTH STRATEGY PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2017

ASSETS
Investments in Securities, at value:
Affiliated Issuers (Cost $1,397,614,205)	$1,603,225,696
Cash	550,897
Receivable for securities sold	257,610
Receivable from Separate Accounts for Portfolio shares sold	21,568
Other assets	6,828

Total assets	1,604,062,599

LIABILITIES
Payable to Separate Accounts for Portfolio shares redeemed	983,017
Distribution fees payable – Class IB	340,396
Administrative fees payable	186,988
Investment management fees payable	111,698
Trustees’ fees payable	1,558
Accrued expenses	55,559

Total liabilities	1,679,216

NET ASSETS	$1,602,383,383

Net assets were comprised of:
Paid in capital	$1,383,413,004
Accumulated undistributed net investment income (loss)	96,597
Accumulated undistributed net realized gain (loss)	13,262,291
Net unrealized appreciation (depreciation)	205,611,491

Net assets	$1,602,383,383

Class IB
Net asset value, offering and redemption price per share, $1,602,383,383 / 111,303,196 shares outstanding (unlimited amount authorized: $0.01 par value)	$14.40

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2017

INVESTMENT INCOME
Dividends ($21,733,787 of dividend income received from affiliates)	$21,734,174
Interest	1,478

Total income	21,735,652

EXPENSES
Distribution fees – Class IB	3,936,375
Administrative fees	2,189,991
Investment management fees	1,574,538
Printing and mailing expenses	132,170
Professional fees	78,322
Custodian fees	49,500
Trustees’ fees	36,910
Miscellaneous	27,390

Gross expenses	8,025,196
Less: Waiver from investment manager	(289,539)

Net expenses	7,735,657

NET INVESTMENT INCOME (LOSS)	13,999,995

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on investments in securities ($10,197,943 of realized gain (loss) from affiliates)	10,197,835
Net distributions of realized gain received from underlying funds (All realized gains received from affiliates)	17,568,397

Net realized gain (loss)	27,766,232

Net change in unrealized appreciation (depreciation) on investments in securities (All of change in unrealized appreciation (depreciation) from affiliates)	78,851,189

NET REALIZED AND UNREALIZED GAIN (LOSS)	106,617,421

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$120,617,416

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA CONSERVATIVE GROWTH STRATEGY PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2017	2016
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$13,999,995	$12,103,496
Net realized gain (loss)	27,766,232	7,396,179
Net change in unrealized appreciation (depreciation)	78,851,189	50,457,901

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	120,617,416	69,957,576

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income
Class IB	(19,135,948)	(13,024,770)
Distributions from net realized capital gains
Class IB	(15,324,640)	(6,947,748)

TOTAL DIVIDENDS AND DISTRIBUTIONS	(34,460,588)	(19,972,518)

CAPITAL SHARES TRANSACTIONS:
Class IB
Capital shares sold [ 9,195,423 and 20,256,731 shares, respectively ]	130,075,809	270,537,360
Capital shares issued in reinvestment of dividends and distributions [ 2,396,675 and 1,460,441 shares, respectively ]	34,460,588	19,972,518
Capital shares repurchased [ (12,579,979) and (14,888,461) shares, respectively ]	(178,334,410)	(197,547,699)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	(13,798,013)	92,962,179

TOTAL INCREASE (DECREASE) IN NET ASSETS	72,358,815	142,947,237
NET ASSETS:
Beginning of year	1,530,024,568	1,387,077,331

End of year (a)	$1,602,383,383	$1,530,024,568

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$96,597	$96,571

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA CONSERVATIVE GROWTH STRATEGY PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class IB	2017		2016		2015		2014		2013
Net asset value, beginning of year	$13.63		$13.15		$13.43		$13.25		$12.23

Income (loss) from investment operations:
Net investment income (loss) (e)(x)	0.13		0.11		0.08		0.06		0.05
Net realized and unrealized gain (loss)	0.95		0.55		(0.14)		0.45		1.23

Total from investment operations	1.08		0.66		(0.06)		0.51		1.28

Less distributions:
Dividends from net investment income	(0.17)		(0.12)		(0.13)		(0.14)		(0.21)
Distributions from net realized gains	(0.14)		(0.06)		(0.09)		(0.19)		(0.05)

Total dividends and distributions	(0.31)		(0.18)		(0.22)		(0.33)		(0.26)

Net asset value, end of year	$14.40		$13.63		$13.15		$13.43		$13.25

Total return	7.97%		5.02%		(0.48)%		3.81%		10.54%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$1,602,383		$1,530,025		$1,387,077		$1,288,159		$1,078,231
Ratio of expenses to average net assets:
After waivers (f)	0.49	%(j)	0.48	%(j)	0.48	%(j)	0.46	%(j)	0.45	%(j)
Before waivers (f)	0.51%		0.52%		0.52%		0.52%		0.53%
Ratio of net investment income (loss) to average net assets:
After waivers (f)(x)	0.89%		0.83%		0.57%		0.47%		0.38%
Before waivers (f)(x)	0.87%		0.79%		0.53%		0.41%		0.30%
Portfolio turnover rate^	8%		12%		5%		7%		7%
^	Portfolio turnover rate excludes derivatives, if any.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.
(j)	Including direct and indirect expenses, the net expense ratio after waivers would be 1.00% for Class IB.
(x)	Recognition of net investment income is affected by the timing of dividend declarations by the underlying funds in which the Portfolio invests.

See Notes to Financial Statements.

AXA BALANCED STRATEGY PORTFOLIO (Unaudited)

INVESTMENT MANAGER

➢	AXA Equitable Funds Management Group, LLC

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/17
	1 Year	5 Years	Since Incept.
Portfolio – Class IA Shares*	9.86%	6.53%	7.36%
Portfolio – Class IB Shares**	9.84	6.53	7.29
AXA Balanced Strategy Index	10.34	7.47	8.57
S&P 500® Index	21.83	15.79	16.21
Bloomberg Barclays U.S. Intermediate Government Bond Index	1.14	0.92	2.04
* Date of inception 9/11/09. ** Date of inception 4/30/09. Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned 9.84% for the year ended December 31, 2017. This compares to the returns of the following benchmarks over the same period: the AXA Balanced Strategy Index, the S&P 500® Index and the Bloomberg Barclays U.S. Intermediate Government Bond Index, which returned 10.34%, 21.83% and 1.14%, respectively.

Portfolio Highlights

In 2017, the Portfolio roughly matched its composite benchmark, after a margin for fees and cash flows, primarily due to above-average returns from global equities during the year. On an absolute basis, bond holdings provided minimal returns. In accordance with the Portfolio’s relative sector allocations:

•

U.S. stocks registered their largest annual return in four years as improving industrial activity in 2017 helped boost the economy, supported by consumer activity and a strong labor market. The unemployment rate was at its lowest level in the current expansion, and inflation remained modest.

•

International equities surged to multi-year highs in 2017, a year of steady and consistent gains. Markets were led by a rally in technology shares, strong economic growth, relatively benign inflation and stronger corporate fundamentals.

•

In the U.S. government bond market returns were relatively muted amid stable monetary policy expectations. The longer end of the yield curve remained anchored throughout the year, resulting in a flattening of the yield curve.

How did derivatives contribute/detract from performance during the year?

•

The Portfolio maintains, or may invest in other portfolios that maintain, exposure to exchange-traded index futures, for purposes of liquidity and/or to adjust the Portfolio’s equity exposure during periods of high market volatility. The derivatives are typically offset by a roughly equal allocation to cash and cash equivalents, and had a minimal impact on performance relative to the index.

Table by Asset Class (as a percentage of Total Investments in Securities)
As of December 31, 2017
Equity	51.5%
Fixed Income	48.5

Top Holdings (as a percentage of Total Investments in Securities)
As of December 31, 2017
AXA 500 Managed Volatility Portfolio	31.7%
EQ/Intermediate Government Bond Portfolio	22.5
EQ/Core Bond Index Portfolio	20.5
AXA 2000 Managed Volatility Portfolio	10.8
AXA International Managed Volatility Portfolio	8.1
AXA/AB Short Duration Government Bond Portfolio	5.5
AXA 400 Managed Volatility Portfolio	0.9

AXA BALANCED STRATEGY PORTFOLIO (Unaudited)

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees (in the case of Class IA and Class IB shares of the Portfolio), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2017 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/17	Ending Account Value 12/31/17	Expenses Paid During Period* 7/1/17 - 12/31/17
Class IA
Actual	$1,000.00	$1,049.06	$2.63
Hypothetical (5% average annual return before expenses)	1,000.00	1,022.64	2.60
Class IB
Actual	1,000.00	1,049.00	2.63
Hypothetical (5% average annual return before expenses)	1,000.00	1,022.64	2.60

*  Expenses are equal to the Portfolio’s Class IA and Class IB shares annualized expense ratios of 0.51% and 0.51%, respectively, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

EQ ADVISORS TRUST

AXA BALANCED STRATEGY PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2017

	Number of Shares	Value (Note 1)
INVESTMENT COMPANIES:
AXA 2000 Managed Volatility Portfolio‡	18,258,862	$393,289,723
AXA 400 Managed Volatility Portfolio‡	1,410,699	32,112,918
AXA 500 Managed Volatility Portfolio‡	48,251,680	1,160,237,996
AXA International Managed Volatility Portfolio‡	21,240,679	295,124,346
AXA/AB Short Duration Government Bond Portfolio‡	20,485,105	202,268,127
EQ/Core Bond Index Portfolio‡	76,290,864	750,137,427
EQ/Intermediate Government Bond Portfolio‡	81,017,663	824,308,324

Total Investments in Securities (100.0%) (Cost $3,096,631,787)		3,657,478,861
Other Assets Less Liabilities (0.0%)		(1,262,566)

Net Assets (100%)		$3,656,216,295

‡	All, or a portion, of the security is an affiliated company as defined under the Investment Company Act of 1940.

The holdings in affiliated Investment Companies are all Class K shares.

Investments in companies which were affiliates for the year ended December 31, 2017, were as follows:

Security Description	Shares at December 31, 2017	Market Value December 31, 2016 ($)	Purchases at Cost ($)	Proceeds from Sales ($)	Net Realized Gain (Loss) ($)	Change in Unrealized Appreciation/ (Depreciation) ($)	Market Value December 31, 2017 ($)	Dividend/ Interest Income ($)	Capital Gain Distributions ($)
AXA 2000 Managed Volatility Portfolio	18,258,862	356,645,750	28,921,599	(16,988,130)	459,342	24,251,162	393,289,723	3,589,804	20,958,567
AXA 400 Managed Volatility Portfolio	1,410,699	36,907,882	3,291,679	(10,471,812)	872,971	1,512,198	32,112,918	304,025	2,426,983
AXA 500 Managed Volatility Portfolio	48,251,680	1,078,339,847	52,103,630	(147,721,651)	20,140,917	157,375,253	1,160,237,996	14,882,166	23,092,568
AXA International Managed Volatility Portfolio	21,240,679	270,193,494	12,467,338	(41,973,594)	8,213	54,428,895	295,124,346	6,386,647	2,492,400
AXA/AB Short Duration Government Bond Portfolio	20,485,105	208,528,543	6,716,212	(12,456,319)	(205)	(520,104)	202,268,127	1,503,653	—
EQ/Core Bond Index Portfolio	76,290,864	687,828,792	91,500,451	(27,477,173)	1,044	(1,715,687)	750,137,427	13,750,394	—
EQ/Intermediate Government Bond Portfolio	81,017,663	769,944,454	91,902,761	(32,606,246)	(65)	(4,932,580)	824,308,324	9,051,405	461,422

Total		3,408,388,762	286,903,670	(289,694,925)	21,482,217	230,399,137	3,657,478,861	49,468,094	49,431,940

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA BALANCED STRATEGY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2017:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Investment Companies
Investment Companies	$—	$3,657,478,861	$—	$3,657,478,861

Total Assets	$—	$3,657,478,861	$—	$3,657,478,861

Total Liabilities	$—	$—	$—	$—

Total	$—	$3,657,478,861	$—	$3,657,478,861

There were no transfers between Levels 1, 2 or 3 during the year ended December 31, 2017.

The Portfolio held no derivatives contracts during the year ended December 31, 2017.

Investment security transactions for the year ended December 31, 2017 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$286,903,670
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$289,694,925

As of December 31, 2017, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments in securities and derivative instruments, if applicable, for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$588,354,494
Aggregate gross unrealized depreciation	(27,643,823)

Net unrealized appreciation	$560,710,671

Federal income tax cost of investments in securities and derivative instruments, if applicable	$3,096,768,190

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA BALANCED STRATEGY PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2017

ASSETS
Investments in Securities, at value:
Affiliated Issuers (Cost $3,096,631,787)	$3,657,478,861
Receivable for securities sold	478,984
Other assets	15,268

Total assets	3,657,973,113

LIABILITIES
Overdraft payable	181,570
Distribution fees payable – Class IB	775,368
Administrative fees payable	425,952
Investment management fees payable	299,638
Trustees’ fees payable	3,506
Distribution fees payable – Class IA	41
Accrued expenses	70,743

Total liabilities	1,756,818

NET ASSETS	$3,656,216,295

Net assets were comprised of:
Paid in capital	$3,058,866,916
Accumulated undistributed net investment income (loss)	257,674
Accumulated undistributed net realized gain (loss)	36,244,631
Net unrealized appreciation (depreciation)	560,847,074

Net assets	$3,656,216,295

Class IA
Net asset value, offering and redemption price per share, $193,208 / 12,479 shares outstanding (unlimited amount authorized: $0.01 par value)	$15.48

Class IB
Net asset value, offering and redemption price per share, $3,656,023,087 / 235,837,894 shares outstanding (unlimited amount authorized: $0.01 par value)	$15.50

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2017

INVESTMENT INCOME
Dividends ($49,468,094 of dividend income received from affiliates)	$49,468,441
Interest	3,044

Total income	49,471,485

EXPENSES
Distribution fees – Class IB	8,861,395
Administrative fees	4,930,065
Investment management fees	3,428,854
Recoupment fees	531,540
Printing and mailing expenses	297,618
Professional fees	125,658
Trustees’ fees	82,593
Custodian fees	58,150
Distribution fees – Class IA	477
Miscellaneous	63,023

Total expenses	18,379,373

NET INVESTMENT INCOME (LOSS)	31,092,112

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on investments in securities ($21,482,217 of realized gain (loss) from affiliates)	21,482,166
Net distributions of realized gain received from underlying funds (All realized gains received from affiliates)	49,431,940

Net realized gain (loss)	70,914,106

Net change in unrealized appreciation (depreciation) on investments in securities (All of change in unrealized appreciation (depreciation) from affiliates)	230,399,137

NET REALIZED AND UNREALIZED GAIN (LOSS)	301,313,243

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$332,405,355

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA BALANCED STRATEGY PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2017	2016
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$31,092,112	$26,107,444
Net realized gain (loss)	70,914,106	18,369,835
Net change in unrealized appreciation (depreciation)	230,399,137	141,118,634

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	332,405,355	185,595,913

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income
Class IA	(2,417)	(1,582)
Class IB	(45,598,082)	(28,592,031)

	(45,600,499)	(28,593,613)

Distributions from net realized capital gains
Class IA	(1,873)	(1,064)
Class IB	(35,204,806)	(18,937,046)

	(35,206,679)	(18,938,110)

TOTAL DIVIDENDS AND DISTRIBUTIONS	(80,807,178)	(47,531,723)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares issued in reinvestment of dividends and distributions [ 278 and 183 shares, respectively ]	4,290	2,646
Capital shares repurchased [ (820) and (895) shares, respectively ]	(12,393)	(12,565)

Total Class IA transactions	(8,103)	(9,919)

Class IB
Capital shares sold [ 15,378,848 and 34,599,473 shares, respectively ]	232,014,898	484,444,750
Capital shares issued in reinvestment of dividends and distributions [ 5,226,821 and 3,284,086 shares, respectively ]	80,802,888	47,529,077
Capital shares repurchased [ (20,794,329) and (28,754,630) shares, respectively ]	(314,572,227)	(397,161,400)

Total Class IB transactions	(1,754,441)	134,812,427

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	(1,762,544)	134,802,508

TOTAL INCREASE (DECREASE) IN NET ASSETS	249,835,633	272,866,698
NET ASSETS:
Beginning of year	3,406,380,662	3,133,513,964

End of year (a)	$3,656,216,295	$3,406,380,662

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$257,674	$255,753

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA BALANCED STRATEGY PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class IA	2017		2016		2015		2014		2013
Net asset value, beginning of year	$14.41		$13.79		$14.14		$13.93		$12.55

Income (loss) from investment operations:
Net investment income (loss) (e)(x)	0.13		0.11		0.05		0.05		0.03
Net realized and unrealized gain (loss)	1.29		0.71		(0.15)		0.57		1.67

Total from investment operations	1.42		0.82		(0.10)		0.62		1.70

Less distributions:
Dividends from net investment income	(0.20)		(0.12)		(0.14)		(0.16)		(0.26)
Distributions from net realized gains	(0.15)		(0.08)		(0.11)		(0.25)		(0.06)

Total dividends and distributions	(0.35)		(0.20)		(0.25)		(0.41)		(0.32)

Net asset value, end of year	$15.48		$14.41		$13.79		$14.14		$13.93

Total return	9.86%		5.97%		(0.68)%		4.44%		13.60%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$193		$188		$189		$253		$261
Ratio of expenses to average net assets:
After waivers (f)	0.52	%(j)	0.52	%(k)	0.51	%(k)	0.50	%(k)	0.49	%(k)
Before waivers (f)	0.52%		0.52%		0.51%		0.52%		0.52%
Ratio of net investment income (loss) to average net assets:
After waivers (f)(x)	0.85%		0.75%		0.34%		0.34%		0.20%
Before waivers (f)(x)	0.85%		0.75%		0.34%		0.32%		0.17%
Portfolio turnover rate^	8%		13%		4%		7%		6%

	Year Ended December 31,
Class IB	2017		2016		2015		2014		2013
Net asset value, beginning of year	$14.43		$13.81		$14.15		$13.95		$12.56

Income (loss) from investment operations:
Net investment income (loss) (e)(x)	0.13		0.11		0.07		0.06		0.04
Net realized and unrealized gain (loss)	1.29		0.71		(0.16)		0.55		1.67

Total from investment operations	1.42		0.82		(0.09)		0.61		1.71

Less distributions:
Dividends from net investment income	(0.20)		(0.12)		(0.14)		(0.16)		(0.26)
Distributions from net realized gains	(0.15)		(0.08)		(0.11)		(0.25)		(0.06)

Total dividends and distributions	(0.35)		(0.20)		(0.25)		(0.41)		(0.32)

Net asset value, end of year	$15.50		$14.43		$13.81		$14.15		$13.95

Total return	9.84%		5.96%		(0.61)%		4.36%		13.67%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$3,656,023		$3,406,193		$3,133,325		$2,875,494		$2,298,993
Ratio of expenses to average net assets:
After waivers (f)	0.52	%(j)	0.52	%(k)	0.51	%(k)	0.50	%(k)	0.49	%(k)
Before waivers (f)	0.52%		0.52%		0.51%		0.52%		0.52%
Ratio of net investment income (loss) to average net assets:
After waivers (f)(x)	0.88%		0.81%		0.52%		0.44%		0.32%
Before waivers (f)(x)	0.88%		0.81%		0.52%		0.42%		0.29%
Portfolio turnover rate^	8%		13%		4%		7%		6%
^	Portfolio turnover rate excludes derivatives, if any.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.
(j)	Including direct and indirect expenses, the net expense ratio after waivers would be 1.04% for Class IA and 1.04% for Class IB.
(k)	Including direct and indirect expenses, the net expense ratio after waivers would be 1.05% for Class IA and 1.05% for Class IB.
(x)	Recognition of net investment income is affected by the timing of dividend declarations by the underlying funds in which the Portfolio invests.

See Notes to Financial Statements.

AXA MODERATE GROWTH STRATEGY PORTFOLIO (Unaudited)

INVESTMENT MANAGER

➢	AXA Equitable Funds Management Group, LLC

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/17
	1 Year	5 Years	Since Incept.
Portfolio – Class IB Shares*	11.82%	7.82%	8.68%
AXA Moderate Growth Strategy Index	12.24	8.77	9.88
S&P 500® Index	21.83	15.79	16.21
Bloomberg Barclays U.S. Intermediate Government Bond Index	1.14	0.92	2.04
* Date of inception 4/30/09. Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned 11.82% for the year ended December 31, 2017. This compares to the returns of the following benchmarks over the same period: the AXA Moderate Growth Strategy Index, the S&P 500® Index and the Bloomberg Barclays U.S. Intermediate Government Bond Index, which returned 12.24%, 21.83% and 1.14%, respectively.

Portfolio Highlights

In 2017, the Portfolio roughly matched its composite benchmark, after a margin for fees and cash flows, primarily due to above-average returns from global equities during the year. On an absolute basis, bond alo holdings provided minimal returns. In accordance with the Portfolio’s relative sector allocations:

•

U.S. stocks registered their largest annual return in four years as improving industrial activity in 2017 helped boost the economy, supported by consumer activity and a strong labor market. The unemployment rate was at its lowest level in the current expansion, and inflation remained modest.

•

International equities surged to multi-year highs in 2017, a year of steady and consistent gains. Markets were led by a rally in technology shares, strong economic growth, relatively benign inflation and stronger corporate fundamentals.

•

The U.S. small-cap equity market also profited from strong economic fundamentals, although the sector lacks the high-flying technology and social media darlings that drove the large-cap equity market to greater heights.

How did derivatives contribute/detract from performance during the year?

•

The Portfolio maintains, or may invest in other portfolios that maintain, exposure to exchange-traded index futures, for purposes of liquidity and/or to adjust the Portfolio’s equity exposure during periods of high market volatility. The derivatives are typically offset by a roughly equal allocation to cash and cash equivalents, and had a minimal impact on performance relative to the index.

Table by Asset Class (as a percentage of Total Investments in Securities)
As of December 31, 2017
Equity	61.5%
Fixed Income	38.5

Top Holdings (as a percentage of Total Investments in Securities)
As of December 31, 2017
AXA 500 Managed Volatility Portfolio	38.0%
EQ/Intermediate Government Bond Portfolio	17.8
EQ/Core Bond Index Portfolio	16.5
AXA 2000 Managed Volatility Portfolio	12.8
AXA International Managed Volatility Portfolio	9.6
AXA/AB Short Duration Government Bond Portfolio	4.2
AXA 400 Managed Volatility Portfolio	1.1

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees (in the case of Class IB shares of the Portfolio), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2017 and held for the entire six-month period.

AXA MODERATE GROWTH STRATEGY PORTFOLIO (Unaudited)

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/17	Ending Account Value 12/31/17	Expenses Paid During Period* 7/1/17 - 12/31/17
Class IB
Actual	$1,000.00	$1,060.08	$2.60
Hypothetical (5% average annual return before expenses)	1,000.00	1,022.68	2.55

*  Expenses are equal to the Portfolio’s Class IB shares annualized expense ratio of 0.50%, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

EQ ADVISORS TRUST

AXA MODERATE GROWTH STRATEGY PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2017

	Number of Shares	Value (Note 1)
INVESTMENT COMPANIES:
AXA 2000 Managed Volatility Portfolio‡	44,629,581	$961,306,098
AXA 400 Managed Volatility Portfolio‡	3,590,565	81,735,013
AXA 500 Managed Volatility Portfolio‡	119,231,269	2,866,980,975
AXA International Managed Volatility Portfolio‡	52,231,226	725,716,254
AXA/AB Short Duration Government Bond Portfolio‡	31,921,354	315,188,637
EQ/Core Bond Index Portfolio‡	126,351,237	1,242,360,961
EQ/Intermediate Government Bond Portfolio‡	131,966,026	1,342,678,737

Total Investments in Securities (100.0%) (Cost $6,085,321,877)		7,535,966,675
Other Assets Less Liabilities (0.0%)		(1,331,870)

Net Assets (100%)		$7,534,634,805

‡	All, or a portion, of the security is an affiliated company as defined under the Investment Company Act of 1940.

The holdings in affiliated Investment Companies are all Class K shares.

Investments in companies which were affiliates for the year ended December 31, 2017, were as follows:

Security Description	Shares at December 31, 2017	Market Value December 31, 2016 ($)	Purchases at Cost ($)	Proceeds from Sales ($)	Net Realized Gain (Loss) ($)	Change in Unrealized Appreciation/ (Depreciation) ($)	Market Value December 31, 2017 ($)	Dividend/ Interest Income ($)	Capital Gain Distributions ($)
AXA 2000 Managed Volatility Portfolio	44,629,581	869,174,669	65,054,485	(33,651,619)	1,235,404	59,493,159	961,306,098	8,779,248	51,278,335
AXA 400 Managed Volatility Portfolio	3,590,565	91,902,580	7,595,798	(23,675,951)	2,101,047	3,811,539	81,735,013	774,403	6,183,493
AXA 500 Managed Volatility Portfolio	119,231,269	2,642,042,285	109,858,654	(320,224,776)	44,505,427	390,799,385	2,866,980,975	36,795,346	57,009,441
AXA International Managed Volatility Portfolio	52,231,226	643,270,051	25,886,268	(74,757,692)	(21,272)	131,338,899	725,716,254	15,713,860	6,132,362
AXA/AB Short Duration Government Bond Portfolio	31,921,354	327,509,532	7,816,190	(19,331,781)	(231)	(805,073)	315,188,637	2,345,632	—
EQ/Core Bond Index Portfolio	126,351,237	1,122,741,930	165,634,065	(42,959,514)	955	(3,056,475)	1,242,360,961	22,785,044	—
EQ/Intermediate Government Bond Portfolio	131,966,026	1,238,640,444	163,020,866	(50,835,424)	20	(8,147,169)	1,342,678,737	14,752,044	750,315

Total		6,935,281,491	544,866,326	(565,436,757)	47,821,350	573,434,265	7,535,966,675	101,945,577	121,353,946

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA MODERATE GROWTH STRATEGY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2017:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Investment Companies
Investment Companies	$—	$7,535,966,675	$—	$7,535,966,675

Total Assets	$—	$7,535,966,675	$—	$7,535,966,675

Total Liabilities	$—	$—	$—	$—

Total	$—	$7,535,966,675	$—	$7,535,966,675

There were no transfers between Levels 1, 2 or 3 during the year ended December 31, 2017.

The Portfolio held no derivatives contracts during the year ended December 31, 2017.

Investment security transactions for the year ended December 31, 2017 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$544,866,326
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$565,436,757

As of December 31, 2017, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments in securities and derivative instruments, if applicable, for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$1,491,696,642
Aggregate gross unrealized depreciation	(41,268,219)

Net unrealized appreciation	$1,450,428,423

Federal income tax cost of investments in securities and derivative instruments, if applicable	$6,085,538,252

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA MODERATE GROWTH STRATEGY PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2017

ASSETS
Investments in Securities, at value:
Affiliated Issuers (Cost $6,085,321,877)	$7,535,966,675
Cash	571,022
Receivable for securities sold	1,256,953
Other assets	31,196

Total assets	7,537,825,846

LIABILITIES
Distribution fees payable – Class IB	1,598,076
Administrative fees payable	877,865
Investment management fees payable	600,783
Trustees’ fees payable	7,022
Accrued expenses	107,295

Total liabilities	3,191,041

NET ASSETS	$7,534,634,805

Net assets were comprised of:
Paid in capital	$5,999,142,360
Accumulated undistributed net investment income (loss)	673,986
Accumulated undistributed net realized gain (loss)	84,173,661
Net unrealized appreciation (depreciation)	1,450,644,798

Net assets	$7,534,634,805

Class IB
Net asset value, offering and redemption price per share, $7,534,634,805 / 440,451,867 shares outstanding (unlimited amount authorized: $0.01 par value)	$17.11

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2017

INVESTMENT INCOME
Dividends ($101,945,577 of dividend income received from affiliates)	$101,945,781
Interest	5,746

Total income	101,951,527

EXPENSES
Distribution fees – Class IB	18,143,836
Administrative fees	10,093,641
Investment management fees	6,831,730
Printing and mailing expenses	608,072
Professional fees	214,773
Trustees’ fees	168,693
Custodian fees	88,800
Miscellaneous	128,308

Total expenses	36,277,853

NET INVESTMENT INCOME (LOSS)	65,673,674

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on investments in securities ($47,821,350 of realized gain (loss) from affiliates)	47,821,338
Net distributions of realized gain received from underlying funds (All realized gains received from affiliates)	121,353,946

Net realized gain (loss)	169,175,284

Net change in unrealized appreciation (depreciation) on investments in securities (All of change in unrealized appreciation (depreciation) from affiliates)	573,434,265

NET REALIZED AND UNREALIZED GAIN (LOSS)	742,609,549

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$808,283,223

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA MODERATE GROWTH STRATEGY PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2017	2016
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$65,673,674	$54,491,743
Net realized gain (loss)	169,175,284	43,504,661
Net change in unrealized appreciation (depreciation)	573,434,265	344,379,596

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	808,283,223	442,376,000

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income
Class IB	(101,382,647)	(60,421,429)
Distributions from net realized capital gains
Class IB	(84,933,385)	(46,099,859)

TOTAL DIVIDENDS AND DISTRIBUTIONS	(186,316,032)	(106,521,288)

CAPITAL SHARES TRANSACTIONS:
Class IB
Capital shares sold [ 24,421,020 and 54,195,534 shares, respectively ]	403,413,472	816,097,926
Capital shares issued in reinvestment of dividends and distributions [ 10,934,762 and 6,778,071 shares, respectively ]	186,316,032	106,521,288
Capital shares repurchased [ (36,508,569) and (51,046,505) shares, respectively ]	(606,011,114)	(755,107,694)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	(16,281,610)	167,511,520

TOTAL INCREASE (DECREASE) IN NET ASSETS	605,685,581	503,366,232
NET ASSETS:
Beginning of year	6,928,949,224	6,425,582,992

End of year (a)	$7,534,634,805	$6,928,949,224

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$673,986	$665,145

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA MODERATE GROWTH STRATEGY PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class IB	2017		2016		2015		2014		2013
Net asset value, beginning of year	$15.69		$14.89		$15.32		$15.09		$13.26

Income (loss) from investment operations:
Net investment income (loss) (e)(x)	0.15		0.13		0.08		0.06		0.03
Net realized and unrealized gain (loss)	1.70		0.92		(0.20)		0.69		2.20

Total from investment operations	1.85		1.05		(0.12)		0.75		2.23

Less distributions:
Dividends from net investment income	(0.23)		(0.14)		(0.16)		(0.18)		(0.32)
Distributions from net realized gains	(0.20)		(0.11)		(0.15)		(0.34)		(0.08)

Total dividends and distributions	(0.43)		(0.25)		(0.31)		(0.52)		(0.40)

Net asset value, end of year	$17.11		$15.69		$14.89		$15.32		$15.09

Total return	11.82%		7.01%		(0.76)%		5.02%		16.86%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$7,534,635		$6,928,949		$6,425,583		$6,043,595		$4,976,559
Ratio of expenses to average net assets:
After waivers (f)	0.50	%(m)	0.51	%(k)	0.51	%(k)	0.52	%(j)	0.53	%(j)
Before waivers (f)	0.50%		0.51%		0.51%		0.52%		0.53%
Ratio of net investment income (loss) to average net assets:
After waivers (f)(x)	0.90%		0.83%		0.49%		0.39%		0.23%
Before waivers (f)(x)	0.90%		0.83%		0.49%		0.39%		0.23%
Portfolio turnover rate^	8%		13%		3%		6%		6%
^	Portfolio turnover rate excludes derivatives, if any.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.
(j)	Including direct and indirect expenses, the net expense ratio after waivers would be 1.10% for Class IB.
(k)	Including direct and indirect expenses, the net expense ratio after waivers would be 1.06% for Class IB.
(m)	Including direct and indirect expenses, the net expense ratio after waivers would be 1.03% for Class IB.
(x)	Recognition of net investment income is affected by the timing of dividend declarations by the underlying funds in which the Portfolio invests.

See Notes to Financial Statements.

AXA GROWTH STRATEGY PORTFOLIO (Unaudited)

INVESTMENT MANAGER

➢	AXA Equitable Funds Management Group, LLC

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/17
	1 Year	5 Years	Since Incept.
Portfolio – Class IA Shares*	13.75%	9.10%	9.65%
Portfolio – Class IB Shares**	13.74	9.11	9.58
AXA Growth Strategy Index	14.17	10.08	11.21
S&P 500® Index	21.83	15.79	16.21
Bloomberg Barclays U.S. Intermediate Government Bond Index	1.14	0.92	2.04
* Date of inception 9/11/09. ** Date of inception 4/30/09. Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned 13.74% for the year ended December 31, 2017. This compares to the returns of the following benchmarks over the same period: the AXA Growth Strategy Index, the S&P 500® Index and the Bloomberg Barclays U.S. Intermediate Government Bond Index, which returned 14.17%, 21.83% and 1.14%, respectively.

Portfolio Highlights

In 2017, the Portfolio roughly matched its composite benchmark, after a margin for fees and cash flows, primarily due to above-average returns from global equities during the year. On an absolute basis, bond holdings also provided minimal returns. In accordance with the Portfolio’s relative sector allocations:

•

U.S. stocks registered their largest annual return in four years as improving industrial activity in 2017 helped boost the economy, supported by consumer activity and a strong labor market. The unemployment rate was at its lowest level in the current expansion, and inflation remained modest.

•

International equities surged to multi-year highs in 2017, a year of steady and consistent gains. Markets were led by a rally in technology shares, strong economic growth, relatively benign inflation and stronger corporate fundamentals.

•

The U.S. small-cap equity market also profited from strong economic fundamentals, although the sector lacks the high-flying technology and social media darlings that drove the large-cap equity market to greater heights.

How did derivatives contribute/detract from performance during the year?

•

The Portfolio maintains, or may invest in other portfolios that maintain, exposure to exchange-traded index futures, for purposes of liquidity and/or to adjust the Portfolio’s equity exposure during periods of high market volatility. The derivatives are typically offset by a roughly equal allocation to cash and cash equivalents, and had a minimal impact on performance relative to the index.

Table by Asset Class (as a percentage of Total Investments in securities)
As of December 31, 2017
Equity	71.6%
Fixed Income	28.4

Top Holdings (as a percentage of Total Investments in Securities)
As of December 31, 2017
AXA 500 Managed Volatility Portfolio	44.5%
AXA 2000 Managed Volatility Portfolio	14.5
EQ/Intermediate Government Bond Portfolio	13.1
EQ/Core Bond Index Portfolio	12.1
AXA International Managed Volatility Portfolio	11.2
AXA/AB Short Duration Government Bond Portfolio	3.2
AXA 400 Managed Volatility Portfolio	1.4

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees (in the case of Class IA and Class IB shares of the Portfolio), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

AXA GROWTH STRATEGY PORTFOLIO (Unaudited)

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2017 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/17	Ending Account Value 12/31/17	Expenses Paid During Period* 7/1/17 - 12/31/17
Class IA
Actual	$1,000.00	$1,070.31	$2.61
Hypothetical (5% average annual return before expenses)	1,000.00	1,022.68	2.55
Class IB
Actual	1,000.00	1,070.85	2.61
Hypothetical (5% average annual return before expenses)	1,000.00	1,022.68	2.55

*  Expenses are equal to the Portfolio’s Class IA and Class IB shares annualized expense ratios of 0.50% and 0.50%, respectively, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

EQ ADVISORS TRUST

AXA GROWTH STRATEGY PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2017

	Number of Shares	Value (Note 1)
INVESTMENT COMPANIES:
AXA 2000 Managed Volatility Portfolio‡	34,972,433	$753,294,379
AXA 400 Managed Volatility Portfolio‡	3,120,855	71,042,605
AXA 500 Managed Volatility Portfolio‡	96,247,196	2,314,316,389
AXA International Managed Volatility Portfolio‡	42,020,911	583,851,094
AXA/AB Short Duration Government Bond Portfolio‡	16,924,645	167,112,457
EQ/Core Bond Index Portfolio‡	63,948,838	628,783,240
EQ/Intermediate Government Bond Portfolio‡	67,130,717	683,016,605

Total Investments in Securities (100.0%) (Cost $4,283,384,985)		5,201,416,769
Other Assets Less Liabilities (0.0%)		1,366,207

Net Assets (100%)		$5,202,782,976

‡	All, or a portion, of the security is an affiliated company as defined under the Investment Company Act of 1940.

The holdings in affiliated Investment Companies are all Class K shares.

Investments in companies which were affiliates for the year ended December 31, 2017, were as follows:

Security Description	Shares at December 31, 2017	Market Value December 31, 2016 ($)	Purchases at Cost ($)	Proceeds from Sales ($)	Net Realized Gain (Loss) ($)	Change in Unrealized Appreciation/ (Depreciation) ($)	Market Value December 31, 2017 ($)	Dividend/ Interest Income ($)	Capital Gain Distributions ($)
AXA 2000 Managed Volatility Portfolio	34,972,433	642,641,142	73,036,275	(8,282,357)	1,206	45,898,113	753,294,379	6,864,852	39,966,485
AXA 400 Managed Volatility Portfolio	3,120,855	74,813,726	9,351,601	(17,974,118)	1,158,284	3,693,112	71,042,605	670,992	5,345,435
AXA 500 Managed Volatility Portfolio	96,247,196	1,975,425,064	159,160,515	(156,603,543)	7,952,719	328,381,634	2,314,316,389	29,634,655	45,670,055
AXA International Managed Volatility Portfolio	42,020,911	464,976,417	38,499,297	(17,555,886)	569	97,930,697	583,851,094	12,613,071	4,922,273
AXA/AB Short Duration Government Bond Portfolio	16,924,645	158,411,178	12,167,677	(3,011,766)	38	(454,670)	167,112,457	1,238,609	—
EQ/Core Bond Index Portfolio	63,948,838	526,836,789	110,848,022	(6,776,474)	(64)	(2,125,033)	628,783,240	11,507,617	—
EQ/Intermediate Government Bond Portfolio	67,130,717	583,704,735	111,766,903	(7,981,181)	(8)	(4,473,844)	683,016,605	7,486,925	377,945

Total		4,426,809,051	514,830,290	(218,185,325)	9,112,744	468,850,009	5,201,416,769	70,016,721	96,282,193

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA GROWTH STRATEGY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2017:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Investment Companies
Investment Companies	$—	$5,201,416,769	$—	$5,201,416,769

Total Assets	$—	$5,201,416,769	$—	$5,201,416,769

Total Liabilities	$—	$—	$—	$—

Total	$—	$5,201,416,769	$—	$5,201,416,769

There were no transfers between Levels 1, 2 or 3 during the year ended December 31, 2017.

The Portfolio held no derivatives contracts during the year ended December 31, 2017.

Investment security transactions for the year ended December 31, 2017 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$514,830,290
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$218,185,325

As of December 31, 2017, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments in securities and derivative instruments, if applicable, for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$940,039,095
Aggregate gross unrealized depreciation	(22,139,273)

Net unrealized appreciation	$917,899,822

Federal income tax cost of investments in securities and derivative instruments, if applicable	$4,283,516,947

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA GROWTH STRATEGY PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2017

ASSETS
Investments in Securities, at value:
Affiliated Issuers (Cost $4,283,384,985)	$5,201,416,769
Cash	1,980,153
Receivable for securities sold	1,564,867
Other assets	20,339

Total assets	5,204,982,128

LIABILITIES
Distribution fees payable – Class IB	1,099,812
Administrative fees payable	604,333
Investment management fees payable	419,785
Trustees’ fees payable	4,174
Distribution fees payable – Class IA	324
Accrued expenses	70,724

Total liabilities	2,199,152

NET ASSETS	$5,202,782,976

Net assets were comprised of:
Paid in capital	$4,226,428,463
Accumulated undistributed net investment income (loss)	430,249
Accumulated undistributed net realized gain (loss)	57,892,480
Net unrealized appreciation (depreciation)	918,031,784

Net assets	$5,202,782,976

Class IA
Net asset value, offering and redemption price per share, $1,528,298 / 83,836 shares outstanding (unlimited amount authorized: $0.01 par value)	$18.23

Class IB
Net asset value, offering and redemption price per share, $5,201,254,678 / 285,052,705 shares outstanding (unlimited amount authorized: $0.01 par value)	$18.25

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2017

INVESTMENT INCOME
Dividends ($70,016,721 of dividend income received from affiliates)	$70,018,735
Interest	7,044

Total income	70,025,779

EXPENSES
Distribution fees – Class IB	12,062,372
Administrative fees	6,711,540
Investment management fees	4,614,362
Printing and mailing expenses	404,152
Professional fees	156,986
Trustees’ fees	110,183
Custodian fees	42,200
Distribution fees – Class IA	3,626
Miscellaneous	81,802

Total expenses	24,187,223

NET INVESTMENT INCOME (LOSS)	45,838,556

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on investments in securities ($9,112,744 of realized gain (loss) from affiliates)	9,113,078
Net distributions of realized gain received from underlying funds (All realized gains received from affiliates)	96,282,193

Net realized gain (loss)	105,395,271

Net change in unrealized appreciation (depreciation) on investments in securities (All of change in unrealized appreciation (depreciation) from affiliates)	468,850,009

NET REALIZED AND UNREALIZED GAIN (LOSS)	574,245,280

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$620,083,836

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA GROWTH STRATEGY PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2017	2016
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$45,838,556	$35,601,692
Net realized gain (loss)	105,395,271	29,548,230
Net change in unrealized appreciation (depreciation)	468,850,009	241,673,906

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	620,083,836	306,823,828

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income
Class IA	(21,835)	(12,403)
Class IB	(74,209,191)	(39,906,909)

	(74,231,026)	(39,919,312)

Distributions from net realized capital gains
Class IA	(12,864)	(10,237)
Class IB	(43,425,225)	(32,371,290)

	(43,438,089)	(32,381,527)

TOTAL DIVIDENDS AND DISTRIBUTIONS	(117,669,115)	(72,300,839)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 389 and 476 shares, respectively ]	6,486	6,987
Capital shares issued in reinvestment of dividends and distributions [ 1,916 and 1,380 shares, respectively ]	34,699	22,640
Capital shares repurchased [ (1,979) and (2,083) shares, respectively ]	(34,552)	(32,741)

Total Class IA transactions	6,633	(3,114)

Class IB
Capital shares sold [ 26,634,253 and 53,475,975 shares, respectively ]	464,319,112	834,725,075
Capital shares issued in reinvestment of dividends and distributions [ 6,489,014 and 4,401,616 shares, respectively ]	117,634,416	72,278,199
Capital shares repurchased [ (17,472,800) and (41,435,685) shares, respectively ]	(306,200,185)	(625,008,942)

Total Class IB transactions	275,753,343	281,994,332

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	275,759,976	281,991,218

TOTAL INCREASE (DECREASE) IN NET ASSETS	778,174,697	516,514,207
NET ASSETS:
Beginning of year	4,424,608,279	3,908,094,072

End of year (a)	$5,202,782,976	$4,424,608,279

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$430,249	$403,472

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA GROWTH STRATEGY PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class IA	2017		2016		2015		2014		2013
Net asset value, beginning of year	$16.40		$15.43		$15.93		$15.65		$13.40

Income (loss) from investment operations:
Net investment income (loss) (e)(x)	0.16		0.13		0.07		0.05		0.01
Net realized and unrealized gain (loss)	2.10		1.11		(0.22)		0.82		2.70

Total from investment operations	2.26		1.24		(0.15)		0.87		2.71

Less distributions:
Dividends from net investment income	(0.27)		(0.15)		(0.18)		(0.21)		(0.38)
Distributions from net realized gains	(0.16)		(0.12)		(0.17)		(0.38)		(0.08)

Total dividends and distributions	(0.43)		(0.27)		(0.35)		(0.59)		(0.46)

Net asset value, end of year	$18.23		$16.40		$15.43		$15.93		$15.65

Total return	13.75%		8.07%		(0.95)%		5.57%		20.25%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$1,528		$1,370		$1,292		$1,323		$1,288
Ratio of expenses to average net assets:
After waivers and reimbursements (f)	0.50	%(j)	0.51	%(k)	0.52	%(m)	0.52	%(n)	0.51	%(n)
Before waivers and reimbursements (f)	0.50%		0.51%		0.52%		0.52%		0.52%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (f)(x)	0.92%		0.83%		0.43%		0.31%		0.06%
Before waivers and reimbursements (f)(x)	0.92%		0.83%		0.43%		0.31%		0.05%
Portfolio turnover rate^	5%		15%		2%		5%		5%

	Year Ended December 31,
Class IB	2017		2016		2015		2014		2013
Net asset value, beginning of year	$16.42		$15.44		$15.95		$15.66		$13.41

Income (loss) from investment operations:
Net investment income (loss) (e)(x)	0.17		0.14		0.08		0.07		0.04
Net realized and unrealized gain (loss)	2.09		1.11		(0.24)		0.81		2.67

Total from investment operations	2.26		1.25		(0.16)		0.88		2.71

Less distributions:
Dividends from net investment income	(0.27)		(0.15)		(0.18)		(0.21)		(0.38)
Distributions from net realized gains	(0.16)		(0.12)		(0.17)		(0.38)		(0.08)

Total dividends and distributions	(0.43)		(0.27)		(0.35)		(0.59)		(0.46)

Net asset value, end of year	$18.25		$16.42		$15.44		$15.95		$15.66

Total return	13.74%		8.13%		(1.01)%		5.63%		20.24%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$5,201,255		$4,423,238		$3,906,802		$3,285,231		$2,288,717
Ratio of expenses to average net assets:
After waivers and reimbursements (f)	0.50	%(j)	0.51	%(k)	0.52	%(m)	0.52	%(n)	0.51	%(n)
Before waivers and reimbursements (f)	0.50%		0.51%		0.52%		0.52%		0.52%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (f)(x)	0.95%		0.88%		0.50%		0.44%		0.27%
Before waivers and reimbursements (f)(x)	0.95%		0.88%		0.50%		0.44%		0.26%
Portfolio turnover rate^	5%		15%		2%		5%		5%

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA GROWTH STRATEGY PORTFOLIO

FINANCIAL HIGHLIGHTS (Continued)

^	Portfolio turnover rate excludes derivatives, if any.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.
(j)	Including direct and indirect expenses, the net expense ratio after waivers and reimbursements would be 1.04% for Class IA and 1.04% for Class IB.
(k)	Including direct and indirect expenses, the net expense ratio after waivers and reimbursements would be 1.07% for Class IA and 1.07% for Class IB.
(m)	Including direct and indirect expenses, the net expense ratio after waivers and reimbursements would be 1.08% for Class IA and 1.08% for Class IB.
(n)	Including direct and indirect expenses, the net expense ratio after waivers and reimbursements would be 1.10% for Class IA and 1.10% for Class IB.
(x)	Recognition of net investment income is affected by the timing of dividend declarations by the underlying funds in which the Portfolio invests.

See Notes to Financial Statements.

AXA AGGRESSIVE STRATEGY PORTFOLIO (Unaudited)

INVESTMENT MANAGER

➢	AXA Equitable Funds Management Group, LLC

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/17
	1 Year	5 Years	Since Incept.
Portfolio – Class IB Shares*	15.63%	10.34%	9.91%
AXA Aggressive Strategy Index	16.22	11.49	10.90
S&P 500® Index	21.83	15.79	14.55
Bloomberg Barclays U.S. Intermediate Government Bond Index	1.14	0.92	1.08
* Date of inception 4/12/12. Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned 15.63% for the year ended December 31, 2017. This compares to the returns of the following benchmarks over the same period: the AXA Aggressive Strategy Index, the S&P 500® Index and the Bloomberg Barclays U.S. Intermediate Government Bond Index, which returned 16.22%, 21.83% and 1.14%, respectively.

Portfolio Highlights

In 2017, the Portfolio roughly matched its composite benchmark, after a margin for fees and cash flows, primarily due to above-average returns from global equities during the year. On an absolute basis, bond holdings also provided minimal returns. In accordance with the Portfolio’s relative sector allocations:

•

U.S. stocks registered their largest annual return in four years as improving industrial activity in 2017 helped boost the economy, supported by consumer activity and a strong labor market. The unemployment rate was at its lowest level in the current expansion, and inflation remained modest.

•

International equities surged to multi-year highs in 2017, a year of steady and consistent gains. Markets were led by a rally in technology shares, strong economic growth, relatively benign inflation and stronger corporate fundamentals.

•

The U.S. small-cap equity market also profited from strong economic fundamentals, although the sector lacks the high-flying technology and social media darlings that drove the large-cap equity market to greater heights.

How did derivatives contribute/detract from performance during the year?

•

The Portfolio maintains, or may invest in other portfolios that maintain, exposure to exchange-traded index futures, for purposes of liquidity and/or to adjust the Portfolio’s equity exposure during periods of high market volatility. The derivatives are typically offset by a roughly equal allocation to cash and cash equivalents, and had a minimal impact on performance relative to the index.

Table by Asset Class (as a percentage of Total Investments in Securities)
As of December 31, 2017
Equity	81.5%
Fixed Income	18.5

Top Holdings (as a percentage of Total Investments in Securities)
As of December 31, 2017
AXA 500 Managed Volatility Portfolio	51.0%
AXA 2000 Managed Volatility Portfolio	16.2
AXA International Managed Volatility Portfolio	12.8
EQ/Intermediate Government Bond Portfolio	8.5
EQ/Core Bond Index Portfolio	7.8
AXA/AB Short Duration Government Bond Portfolio	2.2
AXA 400 Managed Volatility Portfolio	1.5

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees (in the case of Class IB shares of the Portfolio), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2017 and held for the entire six-month period.

AXA AGGRESSIVE STRATEGY PORTFOLIO (Unaudited)

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/17	Ending Account Value 12/31/17	Expenses Paid During Period* 7/1/17 - 12/31/17
Class IB
Actual	$1,000.00	$1,080.30	$2.64
Hypothetical (5% average annual return before expenses)	1,000.00	1,022.67	2.56

*  Expenses are equal to the Portfolio’s Class IB shares annualized expense ratio of 0.50%, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

EQ ADVISORS TRUST

AXA AGGRESSIVE STRATEGY PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2017

	Number of Shares	Value (Note 1)
INVESTMENT COMPANIES:
AXA 2000 Managed Volatility Portfolio‡	26,982,108	$581,185,479
AXA 400 Managed Volatility Portfolio‡	2,408,897	54,835,717
AXA 500 Managed Volatility Portfolio‡	75,949,538	1,826,248,109
AXA International Managed Volatility Portfolio‡	32,840,667	456,298,040
AXA/AB Short Duration Government Bond Portfolio‡	7,880,352	77,809,907
EQ/Core Bond Index Portfolio‡	28,232,720	277,600,998
EQ/Intermediate Government Bond Portfolio‡	29,807,479	303,274,032

Total Investments in Securities (100.0%) (Cost $3,091,532,186)		3,577,252,282
Other Assets Less Liabilities (0.0%)		799,279

Net Assets (100%)		$3,578,051,561

‡	All, or a portion, of the security is an affiliated company as defined under the Investment Company Act of 1940.

The holdings in affiliated Investment Companies are all Class K shares.

Investments in companies which were affiliates for the year ended December 31, 2017, were as follows:

Security Description	Shares at December 31, 2017	Market Value December 31, 2016 ($)	Purchases at Cost ($)	Proceeds from Sales ($)	Net Realized Gain (Loss) ($)	Change in Unrealized Appreciation/ (Depreciation) ($)	Market Value December 31, 2017 ($)	Dividend/ Interest Income ($)	Capital Gain Distributions ($)
AXA 2000 Managed Volatility Portfolio	26,982,108	450,240,374	99,876,409	(2,315,871)	7	33,384,560	581,185,479	5,264,241	30,485,504
AXA 400 Managed Volatility Portfolio	2,408,897	50,752,428	12,733,983	(11,954,079)	435,811	2,867,574	54,835,717	513,675	4,077,240
AXA 500 Managed Volatility Portfolio	75,949,538	1,378,420,931	264,406,725	(64,675,490)	281,082	247,814,861	1,826,248,109	23,240,306	35,553,942
AXA International Managed Volatility Portfolio	32,840,667	327,464,461	64,513,854	(7,637,993)	77	71,957,641	456,298,040	9,796,553	3,823,122
AXA/AB Short Duration Government Bond Portfolio	7,880,352	64,111,089	14,403,505	(477,878)	—	(226,809)	77,809,907	571,019	—
EQ/Core Bond Index Portfolio	28,232,720	208,049,234	71,916,063	(1,102,796)	(33)	(1,261,470)	277,600,998	5,049,556	—
EQ/Intermediate Government Bond Portfolio	29,807,479	230,837,712	75,856,359	(1,249,835)	(1)	(2,170,203)	303,274,032	3,303,386	164,933

Total		2,709,876,229	603,706,898	(89,413,942)	716,943	352,366,154	3,577,252,282	47,738,736	74,104,741

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA AGGRESSIVE STRATEGY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2017:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Investment Companies
Investment Companies	$—	$3,577,252,282	$—	$3,577,252,282

Total Assets	$—	$3,577,252,282	$—	$3,577,252,282

Total Liabilities	$—	$—	$—	$—

Total	$—	$3,577,252,282	$—	$3,577,252,282

There were no transfers between Levels 1, 2 or 3 during the year ended December 31, 2017.

The Portfolio held no derivative contracts during the year ended December 31, 2017.

Investment security transactions for the year ended December 31, 2017 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$603,706,898
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$89,413,942

As of December 31, 2017, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments in securities and derivative instruments, if applicable, for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$491,181,778
Aggregate gross unrealized depreciation	(11,198,246)

Net unrealized appreciation	$479,983,532

Federal income tax cost of investments in securities and derivative instruments, if applicable	$3,097,268,750

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA AGGRESSIVE STRATEGY PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2017

ASSETS
Investments in Securities, at value:
Affiliated Issuers (Cost $3,091,532,186)	$3,577,252,282
Cash	2,299,696
Other assets	12,946

Total assets	3,579,564,924

LIABILITIES
Distribution fees payable – Class IB	752,512
Administrative fees payable	413,374
Investment management fees payable	291,166
Payable for securities purchased	13,976
Trustees’ fees payable	2,295
Accrued expenses	40,040

Total liabilities	1,513,363

NET ASSETS	$3,578,051,561

Net assets were comprised of:
Paid in capital	$3,056,605,342
Accumulated undistributed net investment income (loss)	219,398
Accumulated undistributed net realized gain (loss)	35,506,725
Net unrealized appreciation (depreciation)	485,720,096

Net assets	$3,578,051,561

Class IB
Net asset value, offering and redemption price per share, $3,578,051,561 / 239,579,626 shares outstanding (unlimited amount authorized: $0.01 par value)	$14.93

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2017

INVESTMENT INCOME
Dividends ($47,738,736 of dividend income received from affiliates)	$47,745,658
Interest	8,581

Total income	47,754,239

EXPENSES
Distribution fees – Class IB	7,875,983
Administrative fees	4,380,052
Investment management fees	3,064,082
Printing and mailing expenses	264,021
Professional fees	116,908
Trustees’ fees	70,007
Custodian fees	34,200
Miscellaneous	50,151

Total expenses	15,855,404

NET INVESTMENT INCOME (LOSS)	31,898,835

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on investments in securities ($716,943 of realized gain (loss) from affiliates)	717,714
Net distributions of realized gain received from underlying funds (All realized gains received from affiliates)	74,104,741

Net realized gain (loss)	74,822,455

Net change in unrealized appreciation (depreciation) on investments in securities (All of change in unrealized appreciation (depreciation) from affiliates)	352,366,154

NET REALIZED AND UNREALIZED GAIN (LOSS)	427,188,609

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$459,087,444

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA AGGRESSIVE STRATEGY PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2017	2016
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$31,898,835	$22,484,100
Net realized gain (loss)	74,822,455	14,765,187
Net change in unrealized appreciation (depreciation)	352,366,154	155,701,899

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	459,087,444	192,951,186

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income
Class IB	(53,853,891)	(25,451,746)
Distributions from net realized capital gains
Class IB	(28,210,780)	(21,415,181)

TOTAL DIVIDENDS AND DISTRIBUTIONS	(82,064,671)	(46,866,927)

CAPITAL SHARES TRANSACTIONS:
Class IB
Capital shares sold [ 37,802,566 and 64,525,833 shares, respectively ]	534,716,174	805,175,905
Capital shares issued in reinvestment of dividends and distributions [ 5,537,549 and 3,550,375 shares, respectively ]	82,064,671	46,866,927
Capital shares repurchased [ (8,772,945) and (44,437,488) shares, respectively ]	(125,109,394)	(525,237,412)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	491,671,451	326,805,420

TOTAL INCREASE (DECREASE) IN NET ASSETS	868,694,224	472,889,679
NET ASSETS:
Beginning of year	2,709,357,337	2,236,467,658

End of year (a)	$3,578,051,561	$2,709,357,337

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$219,398	$200,765

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA AGGRESSIVE STRATEGY PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class IB	2017		2016		2015		2014		2013
Net asset value, beginning of year	$13.22		$12.33		$12.77		$12.45		$10.40

Income (loss) from investment operations:
Net investment income (loss) (e)(x)	0.14		0.12		0.07		0.07		0.06
Net realized and unrealized gain (loss)	1.92		1.01		(0.21)		0.71		2.37

Total from investment operations	2.06		1.13		(0.14)		0.78		2.43

Less distributions:
Dividends from net investment income	(0.23)		(0.13)		(0.16)		(0.19)		(0.34)
Distributions from net realized gains	(0.12)		(0.11)		(0.14)		(0.27)		(0.04)

Total dividends and distributions	(0.35)		(0.24)		(0.30)		(0.46)		(0.38)

Net asset value, end of year	$14.93		$13.22		$12.33		$12.77		$12.45

Total return	15.63%		9.15%		(1.14)%		6.24%		23.38%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$3,578,052		$2,709,357		$2,236,468		$1,585,314		$741,510
Ratio of expenses to average net assets:
After waivers (f)	0.50	%(j)	0.51	%(k)	0.51	%(k)	0.53	%(m)	0.55	%(n)
Before waivers (f)	0.50%		0.51%		0.51%		0.53%		0.55%
Ratio of net investment income (loss) to average net assets:
After waivers (f)(x)	1.01%		0.96%		0.56%		0.55%		0.50%
Before waivers (f)(x)	1.01%		0.96%		0.56%		0.55%		0.50%
Portfolio turnover rate^	3%		20%		2%		4%		5%
^	Portfolio turnover rate excludes derivatives, if any.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.
(j)	Including direct and indirect expenses, the net expense ratio after waivers would be 1.06% for Class IB.
(k)	Including direct and indirect expenses, the net expense ratio after waivers would be 1.08% for Class IB.
(m)	Including direct and indirect expenses, the net expense ratio after waivers would be 1.12% for Class IB.
(n)	Including direct and indirect expenses, the net expense ratio after waivers would be 1.15% for Class IB.
(x)	Recognition of net investment income is affected by the timing of dividend declarations by the underlying funds in which the Portfolio invests.

See Notes to Financial Statements.

AXA/FRANKLIN TEMPLETON ALLOCATION MANAGED VOLATILITY PORTFOLIO (Unaudited)

INVESTMENT MANAGER

➢	AXA Equitable Funds Management Group, LLC

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/17
	1 Year	5 Years	10 Years
Portfolio – Class IA Shares	14.97%	9.73%	4.66%
Portfolio – Class IB Shares	14.97	9.73	4.55
66% Volatility Managed Index – Large Cap Core/17% Volatility Managed Index – International/17% Bloomberg Barclays U.S. Intermediate Government/Credit Bond Index	18.81	11.99	7.97
S&P 500® Index	21.83	15.79	8.50
Bloomberg Barclays U.S. Intermediate Government/Credit Bond Index	2.14	1.50	3.32
Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned 14.97% for the year ended December 31, 2017. This compares to the returns of the following benchmarks over the same period: the 66% Volatility Managed Index — Large Cap Core/17% Volatility Managed Index — International/17% Bloomberg Barclays U.S. Intermediate Government/Credit Bond Index, the S&P 500® Index and the Bloomberg Barclays U.S. Intermediate Government/Credit Bond Index, which returned 18.81%, 21.83% and 2.14%, respectively.

Portfolio Highlights

In 2017, the Portfolio underperformed its composite benchmark. The Portfolio’s gains were attributable to its roughly equally weighted holdings in three Portfolios, as highlighted below:

•

The Portfolio’s holdings in AXA/Templeton Global Equity Managed Volatility Portfolio provided the largest share of gains, while slightly underperforming its benchmark. The Portfolio Manager overweighted technology stocks, and picked relatively strong performers in this sector. In addition, good stock selection among telecommunication services and financials stocks also boosted returns. Health care was the biggest detractor during the period, pressured by poor stock selection. An overweighting in energy also hurt results, as did unfavorable stock selection in consumer staples, and European stocks. Some of the Portfolio’s holdings were hurt by investments in securities with non-U.S. currency, which lost value as the U.S. dollar rose.

•	AXA/Franklin Balanced Managed Volatility provided moderate positive returns from a portfolio of U.S. stocks and bonds, while slightly underperforming its composite benchmark.

•

AXA/Mutual Large Cap Equity Managed Volatility Portfolio provided positive returns, but underperformed its S&P 500 Index benchmark by a fairly wide margin. Underweighting stocks in the telecommunication services and utilities sectors benefited relative performance. The Portfolio also held several stocks that provided good results, including Microsoft, Caterpillar and Samsung. Overall, however, the Portfolio did not hold enough technology stocks, and held several that performed poorly.

How did derivatives contribute/detract from performance during the year?

•

The Portfolio maintains, or may invest in other portfolios that maintain, exposure to exchange-traded index futures, for purposes of liquidity and/or to adjust the Portfolio’s equity exposure during periods of high market volatility. The derivatives are typically offset by a roughly equal allocation to cash and cash equivalents, and had a minimal impact on performance relative to the index.

Table by Asset Class (as a percentage of Total Investments)
As of December 31, 2017
Equity	100.0%

Top Holdings (as a percentage of Total Investments in Securities)
As of December 31, 2017
AXA/Templeton Global Equity Managed Volatility Portfolio	34.2%
AXA/Mutual Large Cap Equity Managed Volatility Portfolio	33.0
AXA/Franklin Balanced Managed Volatility Portfolio	32.8

AXA/FRANKLIN TEMPLETON ALLOCATION MANAGED VOLATILITY PORTFOLIO (Unaudited)

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees (in the case of Class IA and Class IB shares of the Portfolio), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2017 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/17	Ending Account Value 12/31/17	Expenses Paid During Period* 7/1/17 - 12/31/17
Class IA
Actual	$1,000.00	$1,071.79	$2.23
Hypothetical (5% average annual return before expenses)	1,000.00	1,023.05	2.18
Class IB
Actual	1,000.00	1,071.79	2.23
Hypothetical (5% average annual return before expenses)	1,000.00	1,023.05	2.18

*  Expenses are equal to the Portfolio’s Class IA and Class IB shares annualized expense ratios of 0.43% and 0.43%, respectively, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

EQ ADVISORS TRUST

AXA/FRANKLIN TEMPLETON ALLOCATION MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2017

	Number of Shares	Value (Note 1)
INVESTMENT COMPANIES:
AXA/Franklin Balanced Managed Volatility Portfolio‡	36,875,426	$417,469,479
AXA/Mutual Large Cap Equity Managed Volatility Portfolio‡	28,639,318	420,657,817
AXA/Templeton Global Equity Managed Volatility Portfolio‡	31,078,440	434,823,978

Total Investments in Securities (100.0%) (Cost $805,002,042)		1,272,951,274
Other Assets Less Liabilities (0.0%)		(282,124)

Net Assets (100%)		$1,272,669,150

‡	All, or a portion, of the security is an affiliated company as defined under the Investment Company Act of 1940.

The holdings in affiliated Investment Companies are all Class K shares.

Investments in companies which were affiliates for the year ended December 31, 2017, were as follows:

Security Description	Shares at December 31, 2017	Market Value December 31, 2016 ($)	Purchases at Cost ($)	Proceeds from Sales ($)	Net Realized Gain (Loss) ($)	Change in Unrealized Appreciation/ (Depreciation) ($)	Market Value December 31, 2017 ($)	Dividend/ Interest Income ($)	Capital Gain Distributions ($)
AXA/Franklin Balanced Managed Volatility Portfolio	36,875,426	396,938,807	37,181,128	(45,449,136)	341,235	28,457,445	417,469,479	11,491,352	—
AXA/Mutual Large Cap Equity Managed Volatility Portfolio	28,639,318	414,914,034	35,634,553	(57,449,136)	10,676,227	16,882,139	420,657,817	5,240,785	23,878,992
AXA/Templeton Global Equity Managed Volatility Portfolio	31,078,440	408,537,948	9,519,126	(60,137,772)	9,481,589	67,423,087	434,823,978	6,753,520	—

Total		1,220,390,789	82,334,807	(163,036,044)	20,499,051	112,762,671	1,272,951,274	23,485,657	23,878,992

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2017:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Investment Companies
Investment Companies	$—	$1,272,951,274	$—	$1,272,951,274

Total Assets	$—	$1,272,951,274	$—	$1,272,951,274

Total Liabilities	$—	$—	$—	$—

Total	$—	$1,272,951,274	$—	$1,272,951,274

There were no transfers between Levels 1, 2 or 3 during the year ended December 31, 2017.

The Portfolio held no derivatives contracts during the year ended December 31, 2017.

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/FRANKLIN TEMPLETON ALLOCATION MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

Investment security transactions for the year ended December 31, 2017 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$82,334,807
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$163,036,044

As of December 31, 2017, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments in securities and derivative instruments, if applicable, for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$468,295,213
Aggregate gross unrealized depreciation	—

Net unrealized appreciation	$468,295,213

Federal income tax cost of investments in securities and derivative instruments, if applicable	$804,656,061

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/FRANKLIN TEMPLETON ALLOCATION MANAGED VOLATILITY PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2017

ASSETS
Investments in Securities, at value:
Affiliated Issuers (Cost $805,002,042)	$1,272,951,274
Receivable for securities sold	3,656,344
Other assets	5,486

Total assets	1,276,613,104

LIABILITIES
Overdraft payable	3,369,171
Distribution fees payable – Class IB	268,727
Administrative fees payable	148,483
Investment management fees payable	14,412
Distribution fees payable – Class IA	1,572
Trustees’ fees payable	1,485
Accrued expenses	140,104

Total liabilities	3,943,954

NET ASSETS	$1,272,669,150

Net assets were comprised of:
Paid in capital	$783,169,109
Accumulated undistributed net investment income (loss)	790,040
Accumulated undistributed net realized gain (loss)	20,760,769
Net unrealized appreciation (depreciation)	467,949,232

Net assets	$1,272,669,150

Class IA
Net asset value, offering and redemption price per share, $7,420,029 / 630,524 shares outstanding (unlimited amount authorized: $0.01 par value)	$11.77

Class IB
Net asset value, offering and redemption price per share, $1,265,249,121 / 107,533,532 shares outstanding (unlimited amount authorized: $0.01 par value)	$11.77

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2017

INVESTMENT INCOME
Dividends ($23,485,657 of dividend income received from affiliates)	$23,489,525
Interest	953

Total income	23,490,478

EXPENSES
Distribution fees – Class IB	3,129,557
Administrative fees	1,751,636
Investment management fees	629,692
Printing and mailing expenses	105,395
Professional fees	69,668
Custodian fees	37,700
Trustees’ fees	29,519
Distribution fees – Class IA	18,812
Miscellaneous	20,922

Gross expenses	5,792,901
Less: Waiver from investment manager	(396,679)

Net expenses	5,396,222

NET INVESTMENT INCOME (LOSS)	18,094,256

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on investments in securities ($20,499,051 of realized gain (loss) from affiliates)	20,499,200
Net distributions of realized gain received from underlying funds (All realized gains received from affiliates)	23,878,992

Net realized gain (loss)	44,378,192

Net change in unrealized appreciation (depreciation) on investments in securities ($112,762,671 of change in unrealized appreciation (depreciation) from affiliates)	112,762,682

NET REALIZED AND UNREALIZED GAIN (LOSS)	157,140,874

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$175,235,130

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/FRANKLIN TEMPLETON ALLOCATION MANAGED VOLATILITY PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2017	2016
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$18,094,256	$19,411,696
Net realized gain (loss)	44,378,192	8,736,708
Net change in unrealized appreciation (depreciation)	112,762,682	78,656,784

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	175,235,130	106,805,188

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income
Class IA	(120,955)	(122,641)
Class IB	(20,684,119)	(19,291,244)

	(20,805,074)	(19,413,885)

Distributions from net realized capital gains
Class IA	(127,264)	(55,113)
Class IB	(21,717,009)	(8,680,841)

	(21,844,273)	(8,735,954)

TOTAL DIVIDENDS AND DISTRIBUTIONS	(42,649,347)	(28,149,839)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 65,046 and 44,423 shares, respectively ]	736,207	454,637
Capital shares issued in reinvestment of dividends and distributions [ 21,101 and 16,699 shares, respectively ]	248,219	177,754
Capital shares repurchased [ (176,665) and (177,985) shares, respectively ]	(2,002,776)	(1,805,053)

Total Class IA transactions	(1,018,350)	(1,172,662)

Class IB
Capital shares sold [ 2,876,124 and 2,179,371 shares, respectively ]	32,625,572	22,123,899
Capital shares issued in reinvestment of dividends and distributions [ 3,604,981 and 2,628,142 shares, respectively ]	42,401,128	27,972,085
Capital shares repurchased [ (13,579,398) and (18,218,719) shares, respectively ]	(155,321,316)	(181,622,724)

Total Class IB transactions	(80,294,616)	(131,526,740)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	(81,312,966)	(132,699,402)

TOTAL INCREASE (DECREASE) IN NET ASSETS	51,272,817	(54,044,053)
NET ASSETS:
Beginning of year	1,221,396,333	1,275,440,386

End of year (a)	$1,272,669,150	$1,221,396,333

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$790,040	$783,815

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/FRANKLIN TEMPLETON ALLOCATION MANAGED VOLATILITY PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class IA	2017		2016	2015	2014	2013
Net asset value, beginning of year	$10.59		$9.90	$10.37	$10.03	$8.23

Income (loss) from investment operations:
Net investment income (loss) (e)(x)	0.16		0.16	0.14	0.24	0.14
Net realized and unrealized gain (loss)	1.43		0.78	(0.42)	0.32	1.77

Total from investment operations	1.59		0.94	(0.28)	0.56	1.91

Less distributions:
Dividends from net investment income	(0.20)		(0.17)	(0.13)	(0.18)	(0.11)
Distributions from net realized gains	(0.21)		(0.08)	(0.06)	(0.04)	—

Total dividends and distributions	(0.41)		(0.25)	(0.19)	(0.22)	(0.11)

Net asset value, end of year	$11.77		$10.59	$9.90	$10.37	$10.03

Total return	14.97%		9.47%	(2.74)%	5.49%	23.20%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$7,420		$7,636	$8,293	$6,475	$3,504
Ratio of expenses to average net assets:
After waivers and reimbursements (f)	0.43	%(j)	0.40%	0.40%	0.40%	0.40%
Before waivers and reimbursements (f)	0.46%		0.47%	0.46%	0.47%	0.47%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (f)(x)	1.39%		1.60%	1.30%	2.33%	1.55%
Before waivers and reimbursements (f)(x)	1.36%		1.53%	1.24%	2.26%	1.48%
Portfolio turnover rate^	7%		4%	4%	5%	8%

	Year Ended December 31,
Class IB	2017		2016	2015	2014	2013
Net asset value, beginning of year	$10.59		$9.90	$10.37	$10.03	$8.23

Income (loss) from investment operations:
Net investment income (loss) (e)(x)	0.16		0.16	0.12	0.17	0.10
Net realized and unrealized gain (loss)	1.43		0.78	(0.40)	0.39	1.81

Total from investment operations	1.59		0.94	(0.28)	0.56	1.91

Less distributions:
Dividends from net investment income	(0.20)		(0.17)	(0.13)	(0.18)	(0.11)
Distributions from net realized gains	(0.21)		(0.08)	(0.06)	(0.04)	—

Total dividends and distributions	(0.41)		(0.25)	(0.19)	(0.22)	(0.11)

Net asset value, end of year	$11.77		$10.59	$9.90	$10.37	$10.03

Total return	14.97%		9.47%	(2.74)%	5.49%	23.20%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$1,265,249		$1,213,760	$1,267,147	$1,434,022	$1,493,718
Ratio of expenses to average net assets:
After waivers and reimbursements (f)	0.43	%(j)	0.40%	0.40%	0.40%	0.40%
Before waivers and reimbursements (f)	0.46%		0.47%	0.46%	0.47%	0.47%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (f)(x)	1.44%		1.61%	1.19%	1.65%	1.11%
Before waivers and reimbursements (f)(x)	1.41%		1.55%	1.13%	1.57%	1.04%
Portfolio turnover rate^	7%		4%	4%	5%	8%
^	Portfolio turnover rate excludes derivatives, if any.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.
(j)	Including direct and indirect expenses, the net expense ratio after waivers and reimbursements would be 1.25% for Class IA and 1.25% for Class IB.
(x)	Recognition of net investment income is affected by the timing of dividend declarations by the underlying funds in which the Portfolio invests.

See Notes to Financial Statements.

1290 VT ENERGY PORTFOLIO (Unaudited)

INVESTMENT MANAGER

➢	AXA Equitable Funds Management Group, LLC

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/17
	1 Year	Since Incept.
Portfolio – Class IB Shares*	(1.90)%	(5.71)%
Portfolio – Class K Shares*	(1.67)	(5.48)
Energy Select Sector Index	(0.86)	(1.57)
S&P 500® Index	21.83	12.84
* Date of inception 10/28/13. Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned (1.90)% for the year ended December 31, 2017. This compares to the returns of the following benchmarks over the same period: the Energy Select Sector Index and the S&P 500® Index, which returned (0.86)% and 21.83%, respectively.

Portfolio Highlights

In 2017, the Portfolio underperformed its sector-specific benchmark and the broad stock market. The Portfolio’s negative return was primarily attributable to low oil prices throughout most of the year. Looking at individual sectors:

•

The Portfolio’s allocations to clean energy exchange-traded funds (ETFs) contributed positively to returns, as these shares benefited from the popularity of technology-driven renewable energy solutions in this sector.

•

Most ETFs dedicated to energy exploration, development, production and servicing posted negative returns for the year, experiencing sluggish prices through the third quarter. An allocation to small-cap energy also dragged on performance. A fourth quarter rally in oil prices, above $60 a barrel for West Texas Intermediate (WTI) crude, was not enough to drag most indices into positive territory for the year.

Table by Asset Class (as a percentage of Total Investments in Securities)
As of December 31, 2017
Alternatives	87.7%
Repurchase Agreements	12.3

Top 10 Holdings (as a percentage of Total Investments in Securities)
As of December 31, 2017
Energy Select Sector SPDR Fund	21.9%
Vanguard Energy ETF	14.2
iShares U.S. Energy ETF	13.3
iShares Global Energy ETF	6.8
RBS Securities, Inc.	4.6
iShares North American Natural Resources ETF	4.4
PowerShares S&P SmallCap Energy Portfolio	4.0
SPDR S&P Oil & Gas Equipment & Services ETF	2.5
PowerShares DWA Energy Momentum Portfolio	2.2
iShares U.S. Oil Equipment & Services ETF	2.2

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees (in the case of Class IB shares of the Portfolio), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2017 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

1290 VT ENERGY PORTFOLIO (Unaudited)

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/17	Ending Account Value 12/31/17	Expenses Paid During Period* 7/1/17 - 12/31/17
Class IB
Actual	$1,000.00	$1,138.65	$3.02
Hypothetical (5% average annual return before expenses)	1,000.00	1,022.38	2.86
Class K
Actual	1,000.00	1,139.51	1.67
Hypothetical (5% average annual return before expenses)	1,000.00	1,023.64	1.58

*  Expenses are equal to the Portfolio’s Class IB and Class K shares annualized expense ratios of 0.56% and 0.31%, respectively, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

EQ ADVISORS TRUST

1290 VT ENERGY PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2017

	Number of Shares	Value (Note 1)

EXCHANGE TRADED FUNDS (ETF):
Energy Select Sector SPDR Fund	18,820	$1,359,933
iShares Global Clean Energy ETF	14,690	136,911
iShares Global Energy ETF	11,970	425,533
iShares North American Natural Resources ETF (x)	7,750	274,660
iShares U.S. Energy ETF	20,890	828,288
iShares U.S. Oil & Gas Exploration & Production ETF (x)	2,090	135,766
iShares U.S. Oil Equipment & Services ETF (x)	3,830	137,574
PowerShares Cleantech Portfolio (x)	1,800	76,086
PowerShares DWA Energy Momentum Portfolio	3,490	138,012
PowerShares Dynamic Energy Exploration & Production Portfolio	5,900	135,080
PowerShares Dynamic Oil & Gas Services Portfolio	14,040	133,942
Powershares Global Clean Energy Portfolio (x)	6,190	81,337
PowerShares S&P SmallCap Energy Portfolio (x)	16,200	249,480
Powershares WilderHill Clean Energy Portfolio	4,002	101,491
PowerShares WilderHill Progressive Energy Portfolio	2,570	69,467
SPDR S&P Oil & Gas Equipment & Services ETF (x)	9,020	154,513
SPDR S&P Oil & Gas Exploration & Production ETF (x)	3,690	137,194
Vanguard Energy ETF	8,890	879,666

Total Exchange Traded Funds (99.8%) (Cost $7,081,161)		5,454,933

	Principal Amount	Value (Note 1)
SHORT-TERM INVESTMENTS:
Repurchase Agreements (14.0%)
Bank of Nova Scotia (The), 1.39%, dated 12/29/17, due 1/2/18, repurchase price $63,526, collateralized by various U.S. Government Treasury Securities, ranging from 0.000%-3.750%, maturing 1/11/18-2/15/47; total market value $64,840. (xx)	$63,516	63,516
Bank of Nova Scotia (The), 1.39%, dated 12/29/17, due 1/2/18, repurchase price $60,795, collateralized by various U.S. Government Treasury Securities, ranging from 0.000%-3.750%, maturing 1/11/18-2/15/47; total market value $62,053. (xx)	60,786	60,786

Bank of Nova Scotia (The), 1.39%, dated 12/29/17, due 1/2/18, repurchase price $70,483, collateralized by various U.S. Government Treasury Securities, ranging from 0.000%-3.750%, maturing 1/11/18-2/15/47; total market value $71,941. (xx)	$70,472	$70,472
Citigroup Global Markets Ltd., 1.40%, dated 12/29/17, due 1/2/18, repurchase price $50,481, collateralized by various Foreign Government Agency Securities, ranging from 1.625%-2.500%, maturing 3/16/21-7/29/25, U.S. Government Treasury Securities, ranging from 0.875%-7.250%, maturing from 8/15/20-2/15/47; total market value $51,482. (xx)	50,473	50,473
Deutsche Bank AG, 1.81%, dated 12/29/17, due 1/2/18, repurchase price $62,964, collateralized by various Common Stocks, U.S. Government Treasury Securities, ranging from 1.875%-2.250%, maturing 4/30/22-8/15/46; total market value $70,015. (xx)	62,951	62,951
Deutsche Bank AG, 1.81%, dated 12/29/17, due 1/2/18, repurchase price $39,366, collateralized by various Common Stocks, U.S. Government Treasury Securities, ranging from 1.875%-2.250%, maturing 4/30/22-8/15/46; total market value $43,775. (xx)	39,358	39,358
Deutsche Bank AG, 1.81%, dated 12/29/17, due 1/2/18, repurchase price $49,888, collateralized by various Common Stocks, U.S. Government Treasury Securities, ranging from 1.875%-2.250%, maturing 4/30/22-8/15/46; total market value $55,475. (xx)	49,878	49,878
Deutsche Bank AG, 1.81%, dated 12/29/17, due 1/2/18, repurchase price $30,931, collateralized by various Common Stocks, U.S. Government Treasury Securities, ranging from 1.875%-2.250%, maturing 4/30/22-8/15/46; total market value $34,395. (xx)	30,925	30,925
Deutsche Bank AG, 1.55%, dated 12/29/17, due 1/2/18, repurchase price $50,009, collateralized by various Corporate Bonds, ranging from 1.750%-1.875%, maturing 9/5/19-4/14/22, Foreign Government Agency Securities, ranging from 1.875%-2.000%, maturing 3/15/19-5/2/25; total market value $51,000. (xx)	50,000	50,000

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT ENERGY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

	Principal Amount	Value (Note 1)

RBS Securities, Inc., 1.37%, dated 12/29/17, due 1/2/18, repurchase price $285,366, collateralized by various U.S. Government Treasury Securities, ranging from 1.750%-1.875%, maturing 2/28/22-9/30/22; total market value $291,031. (xx)	$285,323	$285,323

Total Repurchase Agreements		763,682

Total Short-Term Investments (14.0%) (Cost $763,682)		763,682

Total Investments in Securities (113.8%) (Cost $7,844,843)		6,218,615
Other Assets Less Liabilities (-13.8%)		(754,136)

Net Assets (100%)		$5,464,479

(x)	All or a portion of security is on loan at December 31, 2017.
(xx)	At December 31, 2017, the Portfolio had loaned securities with a total value of $742,843. This was secured by cash collateral of $763,682 which was subsequently invested in joint repurchase agreements with a total value of $763,682, as detailed in the Notes to the Financial Statements, for which the Portfolio has a proportionate interest as reported in the Portfolio of Investments as Repurchase Agreement.

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2017:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Exchange Traded Funds
Exchange Traded Funds	$5,454,933	$—	$—	$5,454,933
Short-Term Investments
Repurchase Agreements	—	763,682	—	763,682

Total Assets	$5,454,933	$763,682	$—	$6,218,615

Total Liabilities	$—	$—	$—	$—

Total	$5,454,933	$763,682	$—	$6,218,615

There were no transfers between Levels 1, 2 or 3 during year ended December 31, 2017.

The Portfolio held no derivatives contracts during the year ended December 31, 2017.

Investment security transactions for the year ended December 31, 2017 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$1,023,464
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$1,207,002

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT ENERGY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

As of December 31, 2017, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments in securities and derivative instruments, if applicable, for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$32,787
Aggregate gross unrealized depreciation	(1,668,432)

Net unrealized depreciation	$(1,635,645)

Federal income tax cost of investments in securities and derivative instruments, if applicable	$7,854,260

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT ENERGY PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2017

ASSETS
Investments in Securities, at value (x):
Unaffiliated Issuers (Cost $7,081,161)	$5,454,933
Repurchase Agreements (Cost $763,682)	763,682
Cash	96,733
Securities lending income receivable	1,538
Receivable from investment manager	985
Receivable from Separate Accounts for Portfolio shares sold	637
Other assets	4,219

Total assets	6,322,727

LIABILITIES
Payable for return of collateral on securities loaned	763,682
Payable for securities purchased	53,319
Accrued professional fee	37,801
Distribution fees payable – Class IB	831
Payable to Separate Accounts for Portfolio shares redeemed	16
Trustees’ fees payable	12
Accrued expenses	2,587

Total liabilities	858,248

NET ASSETS	$5,464,479

Net assets were comprised of:
Paid in capital	$7,236,161
Accumulated undistributed net investment income (loss)	—
Accumulated undistributed net realized gain (loss)	(145,454)
Net unrealized appreciation (depreciation)	(1,626,228)

Net assets	$5,464,479

Class IB
Net asset value, offering and redemption price per share, $4,109,355 / 576,507 shares outstanding (unlimited amount authorized: $0.01 par value)	$7.13

Class K
Net asset value, offering and redemption price per share, $1,355,124 / 190,068 shares outstanding (unlimited amount authorized: $0.01 par value)	$7.13

(x)	Includes value of securities on loan of $742,843.

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2017

INVESTMENT INCOME
Dividends	$129,276
Interest	130
Securities lending (net)	20,176

Total income	149,582

EXPENSES
Professional fees	41,624
Administrative fees	30,010
Investment management fees	26,078
Custodian fees	10,900
Distribution fees – Class IB	9,154
Printing and mailing expenses	654
Trustees’ fees	122
Miscellaneous	879

Gross expenses	119,421
Less: Waiver from investment manager	(56,088)
Reimbursement from investment manager	(30,510)

Net expenses	32,823

NET INVESTMENT INCOME (LOSS)	116,759

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on investments in securities	(61,463)
Net change in unrealized appreciation (depreciation) on investments in securities	(219,544)

NET REALIZED AND UNREALIZED GAIN (LOSS)	(281,007)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(164,248)

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT ENERGY PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2017	2016
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$116,759	$91,538
Net realized gain (loss)	(61,463)	(37,490)
Net change in unrealized appreciation (depreciation)	(219,544)	1,157,855

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(164,248)	1,211,903

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income
Class IB	(85,409)	(53,953)
Class K	(31,350)	(38,720)

	(116,759)	(92,673)

Return of capital
Class IB	(3,306)	—
Class K	(1,213)	—

	(4,519)	—

TOTAL DIVIDENDS AND DISTRIBUTIONS	(121,278)	(92,673)

CAPITAL SHARES TRANSACTIONS:
Class IB
Capital shares sold [ 170,202 and 311,320 shares, respectively ]	1,171,610	2,064,885
Capital shares issued in reinvestment of dividends [ 13,130 and 7,157 shares, respectively ]	88,715	53,953
Capital shares repurchased [ (106,188) and (205,375) shares, respectively ]	(727,770)	(1,388,892)

Total Class IB transactions	532,555	729,946

Class K
Capital shares sold [ 39,915 and 86,248 shares, respectively ]	272,004	528,141
Capital shares issued in reinvestment of dividends [ 4,818 and 5,136 shares, respectively ]	32,563	38,720
Capital shares repurchased [ (156,073) and (218,563) shares, respectively ]	(1,044,232)	(1,451,806)

Total Class K transactions	(739,665)	(884,945)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	(207,110)	(154,999)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(492,636)	964,231
NET ASSETS:
Beginning of year	5,957,115	4,992,884

End of year (a)	$5,464,479	$5,957,115

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$—	$—

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT ENERGY PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,					October 28, 2013* to December 31, 2013
Class IB	2017		2016	2015	2014
Net asset value, beginning of period	$7.44		$6.13	$8.30	$9.98	$10.00

Income (loss) from investment operations:
Net investment income (loss) (e)(x)	0.15		0.11	0.12	0.08	0.04
Net realized and unrealized gain (loss)	(0.30)		1.31	(2.18)	(1.59)	0.10

Total from investment operations	(0.15)		1.42	(2.06)	(1.51)	0.14

Less distributions:
Dividends from net investment income	(0.15)		(0.11)	(0.11)	(0.12)	(0.06)
Distributions from net realized gains	—		—	—	(0.03)	—
Return of capital	(0.01)		—	— #	(0.02)	(0.10)

Total dividends and distributions	(0.16)		(0.11)	(0.11)	(0.17)	(0.16)

Net asset value, end of period	$7.13		$7.44	$6.13	$8.30	$9.98

Total return (b)	(1.90)%		23.17%	(24.77)%	(15.18)%	1.45%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$4,109		$3,715	$2,367	$2,417	$2,032
Ratio of expenses to average net assets:
After waivers and reimbursements (a)(f)	0.69	%(j)	0.95%	0.95%	0.95%	0.95%
Before waivers and reimbursements (a)(f)	2.40%		2.40%	2.62%	2.65%	3.57%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (a)(f)(x)	2.28%		1.64%	1.54%	0.83%	2.47	%(l)
Before waivers and reimbursements (a)(f)(x)	0.57%		0.20%	(0.13)%	(0.87)%	(0.16	)%(l)
Portfolio turnover rate (z)^	20%		38%	22%	4%	5%

	Year Ended December 31,					October 28, 2013* to December 31, 2013
Class K	2017		2016	2015	2014
Net asset value, beginning of period	$7.44		$6.13	$8.30	$9.98	$10.00

Income (loss) from investment operations:
Net investment income (loss) (e)(x)	0.15		0.12	0.12	0.11	0.05
Net realized and unrealized gain (loss)	(0.28)		1.32	(2.16)	(1.60)	0.09

Total from investment operations	(0.13)		1.44	(2.04)	(1.49)	0.14

Less distributions:
Dividends from net investment income	(0.17)		(0.13)	(0.13)	(0.14)	(0.06)
Distributions from net realized gains	—		—	—	(0.03)	—
Return of capital	(0.01)		—	— #	(0.02)	(0.10)

Total dividends and distributions	(0.18)		(0.13)	(0.13)	(0.19)	(0.16)

Net asset value, end of period	$7.13		$7.44	$6.13	$8.30	$9.98

Total return (b)	(1.67)%		23.48%	(24.59)%	(14.97)%	1.49%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$1,355		$2,242	$2,626	$3,741	$3,361
Ratio of expenses to average net assets:
After waivers and reimbursements (a)(f)	0.49	%(j)	0.70%	0.70%	0.70%	0.70%
Before waivers and reimbursements (a)(f)	2.03%		2.07%	2.26%	2.40%	3.32%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (a)(f)(x)	2.14%		1.79%	1.63%	1.06%	2.73	%(l)
Before waivers and reimbursements (a)(f)(x)	0.60%		0.42%	0.07%	(0.64)%	0.09	%(l)
Portfolio turnover rate (z)^	20%		38%	22%	4%	5%

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT ENERGY PORTFOLIO

FINANCIAL HIGHLIGHTS (Continued)

*	Commencement of Operations.
#	Per share amount is less than $0.005.
^	Portfolio turnover rate excludes derivatives, if any.
(a)	Ratios for periods less than one year are annualized. Certain non-recurring expenses incurred by the Portfolio are not annualized for periods less than one year.
(b)	Total returns for periods less than one year are not annualized.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.
(j)	Including direct and indirect expenses, the net expense ratio after waivers and reimbursements would be 0.90% for Class IB and 0.70% for Class K.
(l)	The annualized ratio of net investment income to average net assets may not be indicative of operating results for a full year.
(x)	Recognition of net investment income is affected by the timing of dividend declarations by the underlying funds in which the Portfolio invests.
(z)	Portfolio turnover rate for periods less than one year is not annualized.

See Notes to Financial Statements.

1290 VT LOW VOLATILITY GLOBAL EQUITY PORTFOLIO (Unaudited)

INVESTMENT MANAGER

➢	AXA Equitable Funds Management Group, LLC

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/17
	1 Year	Since Incept.
Portfolio – Class IB Shares*	18.45%	8.18%
Portfolio – Class K Shares*	18.74	8.46
MSCI ACWI Minimum Volatility (Net) Index	17.93	9.22
MSCI AC World (Net) Index	23.97	8.34
* Date of inception 10/28/13. Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned 18.45% for the year ended December 31, 2017. This compares to the returns of the following benchmarks over the same period: the MSCI ACWI Minimum Volatility (Net) Index and the MSCI AC World (Net) Index, which returned 17.93% and 23.97%, respectively.

Portfolio Highlights

•

In 2017, the Portfolio outperformed its sector-specific benchmark but underperformed the broad stock market. The Portfolio’s positive gains were primarily attributable to its positioning in global equities throughout the year.

•

Global equities surged to multi-year highs in 2017, a year of steady and consistent gains. Markets were led by a rally in large-cap U.S. growth stocks and emerging markets equity, against a global backdrop of strong economic growth, relatively benign inflation and stronger corporate fundamentals.

•	Portfolio holdings in emerging markets exchange-traded funds (ETFs), international ETFs and U.S. ETFs in the large- and mid-cap ranges produced the bulk of returns for the year.

•	All of the Portfolio’s holdings produced positive returns in 2017, although minimum volatility strategies underperformed their market-cap weighted counterparts.

•

Some small-cap minimum volatility ETFs acted like small-cap value stocks. The value sector of the U.S. small-cap market lacks the high-flying technology and social media darlings that drove the bigger growth-style indices to greater heights.

Table by Asset Class (as a percentage of Total Investments in Securities)
As of December 31, 2017
Equity	97.6%
Repurchase Agreements	2.4

Top 10 Holdings (as a percentage of Total Investments in Securities)
As of December 31, 2017
iShares Edge MSCI Min Vol Global ETF	27.4%
iShares Edge MSCI Min Vol EAFE ETF	12.6
PowerShares S&P International Developed Low Volatility Portfolio	12.4
PowerShares S&P MidCap Low Volatility Portfolio	6.7
PowerShares S&P Emerging Markets Low Volatility Portfolio	5.9
iShares Edge MSCI Min Vol Emerging Markets ETF	5.8
PowerShares S&P 500 High Dividend Low Volatility Portfolio	5.6
iShares Edge MSCI Min Vol USA ETF	5.6
PowerShares S&P 500 Low Volatility Portfolio	5.6
SPDR SSGA US Large Cap Low Volatility Index ETF	3.7

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees (in the case of Class IB shares of the Portfolio), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2017 and held for the entire six-month period.

1290 VT LOW VOLATILITY GLOBAL EQUITY PORTFOLIO (Unaudited)

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/17	Ending Account Value 12/31/17	Expenses Paid During Period* 7/1/17 - 12/31/17
Class IB
Actual	$1,000.00	$1,072.18	$3.55
Hypothetical (5% average annual return before expenses)	1,000.00	1,021.78	3.46
Class K
Actual	1,000.00	1,073.85	2.24
Hypothetical (5% average annual return before expenses)	1,000.00	1,023.04	2.19

*  Expenses are equal to the Portfolio’s Class IB and Class K shares annualized expense ratios of 0.68% and 0.43%, respectively, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

EQ ADVISORS TRUST

1290 VT LOW VOLATILITY GLOBAL EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2017

	Number of Shares	Value (Note 1)
EXCHANGE TRADED FUNDS (ETF):
iShares Edge MSCI Min Vol EAFE ETF	16,590	$1,210,738
iShares Edge MSCI Min Vol Emerging Markets ETF	9,260	562,638
iShares Edge MSCI Min Vol Global ETF	31,310	2,640,059
iShares Edge MSCI Min Vol USA ETF (x)	10,220	539,412
PowerShares S&P 500 High Dividend Low Volatility Portfolio	12,750	540,982
PowerShares S&P 500 Low Volatility Portfolio	11,220	535,643
PowerShares S&P Emerging Markets Low Volatility Portfolio (x)	22,610	572,711
PowerShares S&P International Developed Low Volatility Portfolio	35,650	1,199,979
PowerShares S&P MidCap Low Volatility Portfolio (x)	14,350	651,203
PowerShares S&P SmallCap Low Volatility Portfolio (x)	6,440	297,850
SPDR SSGA US Large Cap Low Volatility Index ETF (x)	3,890	352,317
SPDR SSGA US Small Cap Low Volatility Index ETF (x)	3,350	306,023

Total Exchange Traded Funds (99.8%) (Cost $7,917,098)		9,409,555

	Principal Amount	Value (Note 1)
SHORT-TERM INVESTMENTS:
Repurchase Agreements (2.5%)
Citigroup Global Markets Ltd., 1.40%, dated 12/29/17, due 1/2/18, repurchase price $22,476, collateralized by various Foreign Government Agency Securities, ranging from 1.625%-2.500%, maturing 3/16/21-7/29/25, U.S. Government Treasury Securities, ranging from 0.875%-7.250%, maturing from 8/15/20-2/15/47; total market value $22,922. (xx)	$22,473	22,473
Deutsche Bank AG, 1.81%, dated 12/29/17, due 1/2/18, repurchase price $28,035, collateralized by various Common Stocks, U.S. Government Treasury Securities, ranging from 1.875%-2.250%, maturing 4/30/22-8/15/46; total market value $31,174. (xx)	28,029	28,029
Deutsche Bank AG, 1.81%, dated 12/29/17, due 1/2/18, repurchase price $19,117, collateralized by various Common Stocks, U.S. Government Treasury Securities, ranging from 1.875%-2.250%, maturing 4/30/22-8/15/46; total market value $21,258. (xx)	19,113	19,113
Deutsche Bank AG, 1.81%, dated 12/29/17, due 1/2/18, repurchase price $26,448, collateralized by various Common Stocks, U.S. Government Treasury Securities, ranging from 1.875%-2.250%, maturing 4/30/22-8/15/46; total market value $29,410. (xx)	$26,443	$26,443
Deutsche Bank AG, 1.55%, dated 12/29/17, due 1/2/18, repurchase price $25,004, collateralized by various Corporate Bonds, ranging from 1.750%-1.875%, maturing 9/5/19-4/14/22, Foreign Government Agency Securities, ranging from 1.875%-2.000%, maturing 3/15/19-5/2/25; total market value $25,500. (xx)	25,000	25,000
RBS Securities, Inc., 1.37%, dated 12/29/17, due 1/2/18, repurchase price $113,259, collateralized by various U.S. Government Treasury Securities, ranging from 1.750%-1.875%, maturing 2/28/22-9/30/22; total market value $115,508. (xx)	113,242	113,242

Total Repurchase Agreements		234,300

Total Short-Term Investments (2.5%) (Cost $234,300)		234,300

Total Investments in Securities (102.3%) (Cost $8,151,398)		9,643,855
Other Assets Less Liabilities (-2.3%)		(219,792)

Net Assets (100%)		$9,424,063

(x)	All or a portion of security is on loan at December 31, 2017.
(xx)	At December 31, 2017, the Portfolio had loaned securities with a total value of $228,754. This was secured by cash collateral of $234,300 which was subsequently invested in joint repurchase agreements with a total value of $234,300, as detailed in the Notes to the Financial Statements, for which the Portfolio has a proportionate interest as reported in the Portfolio of Investments as Repurchase Agreements.

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT LOW VOLATILITY GLOBAL EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2017:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Exchange Traded Funds
Exchange Traded Funds	$9,409,555	$—	$—	$9,409,555
Short-Term Investments
Repurchase Agreements	—	234,300	—	234,300

Total Assets	$9,409,555	$234,300	$—	$9,643,855

Total Liabilities	$—	$—	$—	$—

Total	$9,409,555	$234,300	$—	$9,643,855

There were no transfers between Levels 1, 2 or 3 during the year ended December 31, 2017.

The Portfolio held no derivative contracts during the year ended December 31, 2017.

Investment security transactions for the year ended December 31, 2017 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$6,224,790
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$3,130,588

As of December 31, 2017, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments in securities and derivative instruments, if applicable, for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$1,499,765
Aggregate gross unrealized depreciation	(9,521)

Net unrealized appreciation	$1,490,244

Federal income tax cost of investments in securities and derivative instruments, if applicable	$8,153,611

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT LOW VOLATILITY GLOBAL EQUITY PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2017

ASSETS
Investments in Securities, at value (x):
Unaffiliated Issuers (Cost $7,917,098)	$9,409,555
Repurchase Agreements (Cost $234,300)	234,300
Cash	80,416
Securities lending income receivable	3,302
Receivable from investment manager	1,586
Receivable from Separate Accounts for Portfolio shares sold	711
Other assets	43

Total assets	9,729,913

LIABILITIES
Payable for return of collateral on securities loaned	234,300
Payable for securities purchased	27,705
Payable to Separate Accounts for Portfolio shares redeemed	4,070
Distribution fees payable – Class IB	531
Trustees’ fees payable	11
Accrued expenses	39,233

Total liabilities	305,850

NET ASSETS	$9,424,063

Net assets were comprised of:
Paid in capital	$7,855,176
Accumulated undistributed net investment income (loss)	10,081
Accumulated undistributed net realized gain (loss)	66,349
Net unrealized appreciation (depreciation)	1,492,457

Net assets	$9,424,063

Class IB
Net asset value, offering and redemption price per share, $2,520,418 / 214,295 shares outstanding (unlimited amount authorized: $0.01 par value)	$11.76

Class K
Net asset value, offering and redemption price per share, $6,903,645 / 587,071 shares outstanding (unlimited amount authorized: $0.01 par value)	$11.76

(x)	Includes value of securities on loan of $228,754.

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2017

INVESTMENT INCOME
Dividends	$239,239
Interest	198
Securities lending (net)	41,875

Total income	281,312

EXPENSES
Investment management fees	47,402
Professional fees	41,735
Administrative fees	30,000
Custodian fees	12,500
Distribution fees – Class IB	7,817
Printing and mailing expenses	1,699
Trustees’ fees	193
Miscellaneous	926

Gross expenses	142,272
Less: Waiver from investment manager	(77,402)
Reimbursement from investment manager	(9,721)

Net expenses	55,149

NET INVESTMENT INCOME (LOSS)	226,163

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on investments in securities	77,417
Net distributions of realized gain received from underlying funds	23,778

Net realized gain (loss)	101,195

Net change in unrealized appreciation (depreciation) on investments in securities	1,157,840

NET REALIZED AND UNREALIZED GAIN (LOSS)	1,259,035

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$1,485,198

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT LOW VOLATILITY GLOBAL EQUITY PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2017	2016
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$226,163	$142,540
Net realized gain (loss)	101,195	151,133
Net change in unrealized appreciation (depreciation)	1,157,840	195,310

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	1,485,198	488,983

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income
Class IB	(64,219)	(62,967)
Class K	(190,195)	(60,565)

	(254,414)	(123,532)

Distributions from net realized capital gains
Class IB	(7,072)	(76,116)
Class K	(17,493)	(65,813)

	(24,565)	(141,929)

TOTAL DIVIDENDS AND DISTRIBUTIONS	(278,979)	(265,461)

CAPITAL SHARES TRANSACTIONS:
Class IB
Capital shares sold [ 54,890 and 78,165 shares, respectively ]	612,147	823,202
Capital shares issued in reinvestment of dividends and distributions [ 6,126 and 13,682 shares, respectively ]	71,291	139,083
Capital shares repurchased [ (113,868) and (86,324) shares, respectively ]	(1,333,886)	(920,375)

Total Class IB transactions	(650,448)	41,910

Class K
Capital shares sold [ 575,775 and 32,650 shares, respectively ]	6,288,051	341,854
Capital shares issued in reinvestment of dividends and distributions [ 17,842 and 12,436 shares, respectively ]	207,688	126,378
Capital shares repurchased [ (237,492) and (126,257) shares, respectively ]	(2,714,772)	(1,333,753)

Total Class K transactions	3,780,967	(865,521)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	3,130,519	(823,611)

TOTAL INCREASE (DECREASE) IN NET ASSETS	4,336,738	(600,089)
NET ASSETS:
Beginning of year	5,087,325	5,687,414

End of year (a)	$9,424,063	$5,087,325

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$10,081	$19,008

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT LOW VOLATILITY GLOBAL EQUITY PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,					October 28, 2013* to December 31, 2013
Class IB	2017		2016	2015	2014
Net asset value, beginning of period	$10.21		$9.91	$10.41	$9.84	$10.00

Income (loss) from investment operations:
Net investment income (loss) (e)(x)	0.22		0.27	0.16	0.20	0.08
Net realized and unrealized gain (loss)	1.66		0.58	(0.20)	0.60	(0.07)

Total from investment operations	1.88		0.85	(0.04)	0.80	0.01

Less distributions:
Dividends from net investment income	(0.30)		(0.25)	(0.17)	(0.23)	(0.11)
Distributions from net realized gains	(0.03)		(0.30)	(0.26)	— #	—
Return of capital	—		—	(0.03)	—	(0.06)

Total dividends and distributions	(0.33)		(0.55)	(0.46)	(0.23)	(0.17)

Net asset value, end of period	$11.76		$10.21	$9.91	$10.41	$9.84

Total return (b)	18.45%		8.60%	(0.35)%	8.16%	0.16%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$2,520		$2,729	$2,594	$2,965	$2,056
Ratio of expenses to average net assets:
After waivers and reimbursements (a)(f)	0.76	%(j)	0.95%	0.95%	0.95%	0.95%
Before waivers and reimbursements (a)(f)	1.65%		2.31%	2.44%	2.68%	3.77%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (a)(f)(x)	1.98%		2.60%	1.47%	1.94%	4.81	%(l)
Before waivers and reimbursements (a)(f)(x)	1.09%		1.24%	(0.02)%	0.21%	1.99	%(l)
Portfolio turnover rate (z)^	34%		15%	15%	2%	1%

	Year Ended December 31,					October 28, 2013* to December 31, 2013
Class K	2017		2016	2015	2014
Net asset value, beginning of period	$10.21		$9.91	$10.41	$9.84	$10.00

Income (loss) from investment operations:
Net investment income (loss) (e)(x)	0.29		0.28	0.17	0.22	0.09
Net realized and unrealized gain (loss)	1.62		0.60	(0.19)	0.61	(0.08)

Total from investment operations	1.91		0.88	(0.02)	0.83	0.01

Less distributions:
Dividends from net investment income	(0.33)		(0.28)	(0.19)	(0.26)	(0.11)
Distributions from net realized gains	(0.03)		(0.30)	(0.26)	— #	—
Return of capital	—		—	(0.03)	—	(0.06)

Total dividends and distributions	(0.36)		(0.58)	(0.48)	(0.26)	(0.17)

Net asset value, end of period	$11.76		$10.21	$9.91	$10.41	$9.84

Total return (b)	18.74%		8.89%	(0.09)%	8.43%	0.20%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$6,904		$2,358	$3,094	$4,187	$2,998
Ratio of expenses to average net assets:
After waivers and reimbursements (a)(f)	0.49	%(j)	0.70%	0.70%	0.70%	0.70%
Before waivers and reimbursements (a)(f)	1.43%		1.99%	2.14%	2.45%	3.52%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (a)(f)(x)	2.59%		2.66%	1.64%	2.10%	5.06	%(l)
Before waivers and reimbursements (a)(f)(x)	1.65%		1.37%	0.20%	0.35%	2.24	%(l)
Portfolio turnover rate (z)^	34%		15%	15%	2%	1%

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT LOW VOLATILITY GLOBAL EQUITY PORTFOLIO

FINANCIAL HIGHLIGHTS (Continued)

*	Commencement of Operations.
#	Per share amount is less than $0.005.
^	Portfolio turnover rate excludes derivatives, if any.
(a)	Ratios for periods less than one year are annualized. Certain non-recurring expenses incurred by the Portfolio are not annualized for periods less than one year.
(b)	Total returns for periods less than one year are not annualized.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.
(j)	Including direct and indirect expenses, the net expense ratio after waivers and reimbursements would be 0.92% for Class IB and 0.65% for Class K.
(l)	The annualized ratio of net investment income to average net assets may not be indicative of operating results for a full year.
(x)	Recognition of net investment income is affected by the timing of dividend declarations by the underlying funds in which the Portfolio invests.
(z)	Portfolio turnover rate for periods less than one year is not annualized.

See Notes to Financial Statements.

1290 VT MULTI-ALTERNATIVE STRATEGIES PORTFOLIO (Unaudited)

INVESTMENT MANAGER

➢	AXA Equitable Funds Management Group, LLC

PERFORMANCE RESULTS

Total Returns as of 12/31/17
Since Incept.
Portfolio – Class IB Shares*	0.85%
Portfolio – Class K Shares*	0.88
ICE BofAML 3-Month U.S. Treasury Bill Index	0.17
* Date of inception 11/13/17. Returns for periods less than one year are not annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned 0.85% for the period ended December 31, 2017. This compares to the Portfolio’s benchmark, the ICE BofAML 3-Month U.S. Treasury Bill Index, which returned 0.17% over the same period.

Portfolio Highlights

The Portfolio is fully invested according to its target allocations.

Table by Asset Class (as a percentage of Total Investments in Securities)
As of December 31, 2017
Alternatives	86.0%
Fixed Income	9.0
Equity	4.4
Repurchase Agreement	0.6

Top 10 Holdings (as a percentage of Total Investments in Securities)
As of December 31, 2017
WisdomTree Managed Futures Strategy Fund	9.2%
ProShares RAFI Long/Short	9.1
ProShares Hedge Replication ETF	9.0
IQ Merger Arbitrage ETF	9.0
JPMorgan Diversified Alternatives ETF	9.0
iShares TIPS Bond ETF	9.0
PowerShares DB G10 Currency Harvest Fund	8.9
SPDR Bloomberg Barclays Convertible Securities ETF	8.8
PowerShares DB Gold Fund	7.3
PowerShares DB Commodity Index Tracking Fund	4.7

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees (in the case of Class IB shares of the Portfolio), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2017 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

1290 VT MULTI-ALTERNATIVE STRATEGIES PORTFOLIO (Unaudited)

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

Please note that while the Portfolio commenced operations on November 13, 2017, the ‘Hypothetical expenses paid during the period’ reflect projected activity for the full six months for the purpose of comparability.

EXAMPLE

	Beginning Account Value 7/1/17†	Ending Account Value 12/31/17	Expenses Paid During Period* 7/1/17 - 12/31/17
Class IB
Actual	$1,000.00	$1008.50	$1.42
Hypothetical (5% average annual return before expenses)	1,000.00	1,019.79	5.47
Class K
Actual	1,000.00	1,008.80	1.09
Hypothetical (5% average annual return before expenses)	1,000.00	1,021.05	4.20

†  Commenced operations on November 13, 2017.

*  Expenses are equal to the Portfolio’s Class IB and Class K shares annualized expense ratios of 1.07% and 0.82%, respectively, multiplied by the average account value over the period, and multiplied by 184/365 for the hypothetical example (to reflect the one-half year period), and multiplied by 48/365 for the actual example (to reflect the actual number of days the Portfolio was in operation in the period).

EQ ADVISORS TRUST

1290 VT MULTI-ALTERNATIVE STRATEGIES PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2017

	Number of Shares	Value (Note 1)
EXCHANGE TRADED FUNDS (ETF):
IQ Merger Arbitrage ETF*	14,670	$455,504
iShares Commodities Select Strategy ETF	4,040	146,814
iShares Core US REIT ETF	4,480	222,253
iShares MSCI Global Agriculture Producers ETF	2,730	80,153
iShares TIPS Bond ETF	3,970	452,898
JPMorgan Diversified Alternatives ETF	17,380	454,835
PowerShares DB Base Metals Fund*	3,800	73,758
PowerShares DB Commodity Index Tracking Fund*	14,240	236,526
PowerShares DB G10 Currency Harvest Fund*	18,990	450,253
PowerShares DB Gold Fund*	8,910	368,518
PowerShares DB Silver Fund*	970	25,249
ProShares Hedge Replication ETF(x)*	10,050	455,566
ProShares RAFI Long/Short	12,120	455,911
SPDR Bloomberg Barclays Convertible Securities ETF	8,740	442,244
Vanguard Global ex-U.S. Real Estate ETF	3,760	227,480
WisdomTree Managed Futures Strategy Fund*	11,420	457,370

Total Exchange Traded Funds (99.3%) (Cost $4,986,228)		5,005,332

	Principal Amount	Value (Note 1)
SHORT-TERM INVESTMENT:
Repurchase Agreement (0.6%)
RBS Securities, Inc., 1.37%, dated 12/29/17, due 1/2/18, repurchase price $32,380, collateralized by various U.S. Government Treasury Securities, ranging from 1.750%-1.875%, maturing 2/28/22-9/30/22; total market value $33,023. (xx)	$32,375	$32,375

Total Short-Term Investment (0.6%) (Cost $32,375)		32,375

Total Investments in Securities (99.9%) (Cost $5,018,603)		5,037,707
Other Assets Less Liabilities (0.1%)		4,961

Net Assets (100%)		$5,042,668

*	Non-income producing.
(x)	All or a portion of security is on loan at December 31, 2017.
(xx)	At December 31, 2017, the Portfolio had loaned securities with a total value of $31,731. This was secured by cash collateral of $32,375 which was subsequently invested in joint repurchase agreements with a total value of $32,375, as detailed in the Notes to the Financial Statements, for which the Portfolio has a proportionate interest as reported in the Portfolio of Investments as Repurchase Agreements.

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2017:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Exchange Traded Funds
Exchange Traded Funds	$5,005,332	$—	$—	$5,005,332
Short-Term Investment
Repurchase Agreement	—	32,375	—	32,375

Total Assets	$5,005,332	$32,375	$—	$5,037,707

Total Liabilities	$—	$—	$—	$—

Total	$5,005,332	$32,375	$—	$5,037,707

There were no transfers between Levels 1, 2 or 3 during the period ended December 31, 2017.

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT MULTI-ALTERNATIVE STRATEGIES PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

The Portfolio held no derivatives contracts during the period ended December 31, 2017.

Investment security transactions for the period ended December 31, 2017 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$4,986,982
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$—

As of December 31, 2017, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments in securities and derivative instruments, if applicable, for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$38,112
Aggregate gross unrealized depreciation	(19,008)

Net unrealized appreciation	$19,104

Federal income tax cost of investments in securities and derivative instruments, if applicable	$5,018,603

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT MULTI-ALTERNATIVE STRATEGIES PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2017

ASSETS
Investments in Securities, at value (x):
Unaffiliated Issuers (Cost $4,986,228)	$5,005,332
Repurchase Agreements (Cost $32,375)	32,375
Cash	29,218
Deferred offering cost	31,517
Receivable from investment manager	31,171
Dividends, interest and other receivables	1,796
Securities lending income receivable	577

Total assets	5,131,986

LIABILITIES
Accrued professional fee	37,267
Payable for return of collateral on securities loaned	32,375
Distribution fees payable – Class IB	21
Accrued expenses	19,655

Total liabilities	89,318

NET ASSETS	$5,042,668

Net assets were comprised of:
Paid in capital	$5,015,622
Accumulated undistributed net investment income (loss)	7,942
Accumulated undistributed net realized gain (loss)	—
Net unrealized appreciation (depreciation)	19,104

Net assets	$5,042,668

Class IB
Net asset value, offering and redemption price per share, $100,821 / 10,035 shares outstanding (unlimited amount authorized: $0.01 par value)	$10.05

Class K
Net asset value, offering and redemption price per share, $4,941,847 / 491,877 shares outstanding (unlimited amount authorized: $0.01 par value)	$10.05

(x)	Includes value of securities on loan of $31,731.

STATEMENT OF OPERATIONS

For the Period Ended December 31, 2017*

INVESTMENT INCOME
Dividends	$28,092
Interest	344
Securities lending (net)	577

Total income	29,013

EXPENSES
Professional fees	37,272
Custodian fees	7,500
Offering costs	4,772
Administrative fees	3,946
Investment management fees	3,285
Tax expense	364
Printing and mailing expenses	158
Distribution fees – Class IB	33
Miscellaneous	901

Gross expenses	58,231
Less: Waiver from investment manager	(7,231)
Reimbursement from investment manager	(45,551)

Net expenses	5,449

NET INVESTMENT INCOME (LOSS)	23,564

REALIZED AND UNREALIZED GAIN (LOSS)
Net change in unrealized appreciation (depreciation) on investments in securities	19,104

NET REALIZED AND UNREALIZED GAIN (LOSS)	19,104

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$42,668

*	The Portfolio commenced operations on November 13, 2017.

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT MULTI-ALTERNATIVE STRATEGIES PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

November 13, 2017* to December 31, 2017
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$23,564
Net change in unrealized appreciation (depreciation)	19,104

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	42,668

DIVIDENDS:
Dividends from net investment income
Class IB	(350)
Class K	(18,620)

TOTAL DIVIDENDS	(18,970)

CAPITAL SHARES TRANSACTIONS:
Class IB
Capital shares sold [ 10,000 shares]	100,000
Capital shares issued in reinvestment of dividends [ 35 shares]	350

Total Class IB transactions	100,350

Class K
Capital shares sold [ 490,000 shares]	4,900,000
Capital shares issued in reinvestment of dividends [ 1,877 shares]	18,620

Total Class K transactions	4,918,620

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	5,018,970

TOTAL INCREASE (DECREASE) IN NET ASSETS	5,042,668
NET ASSETS:
Beginning of period	—

End of period (a)	$5,042,668

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$7,942

* The Portfolio commenced operations on November 13, 2017.

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT MULTI-ALTERNATIVE STRATEGIES PORTFOLIO

FINANCIAL HIGHLIGHTS

Class IB	November 13, 2017* to December 31, 2017
Net asset value, beginning of period	$10.00

Income (loss) from investment operations:
Net investment income (loss) (e)(x)	0.04
Net realized and unrealized gain (loss)	0.05

Total from investment operations	0.09

Less distributions:
Dividends from net investment income	(0.04)

Net asset value, end of period	$10.05

Total return (b)	0.85%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$101
Ratio of expenses to average net assets:
After waivers and reimbursements (a)(f)	1.07	%**(j)
Before waivers and reimbursements (a)(f)	4.19%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (a)(f)(x)	3.34	%(l)
Before waivers and reimbursements (a)(f)(x)	0.23	%(l)
Portfolio turnover rate (z)^	0%

Class K	November 13, 2017* to December 31, 2017
Net asset value, beginning of period	$10.00

Income (loss) from investment operations:
Net investment income (loss) (e)(x)	0.05
Net realized and unrealized gain (loss)	0.04

Total from investment operations	0.09

Less distributions:
Dividends from net investment income	(0.04)

Net asset value, end of period	$10.05

Total return (b)	0.88%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$4,942
Ratio of expenses to average net assets:
After waivers and reimbursements (a)(f)	0.82	%**(j)
Before waivers and reimbursements (a)(f)	3.94%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (a)(f)(x)	3.59	%(l)
Before waivers and reimbursements (a)(f)(x)	0.48	%(l)
Portfolio turnover rate (z)^	0%

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT MULTI-ALTERNATIVE STRATEGIES PORTFOLIO

FINANCIAL HIGHLIGHTS (Continued)

*	Commencement of Operations.
**	Includes Tax Expense of 0.05%.
^	Portfolio turnover rate excludes derivatives, if any.
(a)	Ratios for periods less than one year are annualized. Certain non-recurring expenses incurred by the Portfolio are not annualized for periods less than one year.
(b)	Total returns for periods less than one year are not annualized.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.
(j)	Including direct and indirect expenses, the net expense ratio after waivers and reimbursements would be 1.70% for Class IB and 1.45% for Class K.
(l)	The annualized ratio of net investment income to average net assets may not be indicative of operating results for a full year.
(x)	Recognition of net investment income is affected by the timing of dividend declarations by the underlying funds in which the Portfolio invests.
(z)	Portfolio turnover rate for periods less than one year is not annualized.

See Notes to Financial Statements.

1290 VT CONVERTIBLE SECURITIES PORTFOLIO (Unaudited)

INVESTMENT MANAGER

➢	AXA Equitable Funds Management Group, LLC

INVESTMENT SUB-ADVISER

➢	Palisade Capital Management, L.L.C.

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/17
	1 Year	Since Incept.
Portfolio – Class IB Shares*	14.28%	7.02%
Portfolio – Class K Shares*	14.58	7.29
ICE BofAML All U.S. Convertibles Index	13.70	8.07
* Date of inception 10/28/13. Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned 14.28% for the year ended December 31, 2017. This compares to the Portfolio’s benchmark, the ICE BofAML All U.S. Convertibles Index, which returned 13.70% over the same period.

Portfolio Highlights

What helped performance during the year:

•

The Portfolio benefited from an overweight and outperformance in the relatively strong technology sector. At the security level, double-digit returns from Novellus Systems, three Micron positions, and three Microchip positions drove results.

•	Outperformance in the transportation, industrials, and financials sectors led by such names as XPO Logistics, CalAtlantic, and Fidelity National Financial also bolstered results.

•	Elsewhere, the Portfolio was well served by an overweight position to the outperforming industrials sector and by underweights to the relatively weak energy, consumer staples, and media sectors.

What hurt performance during the year:

•	The Portfolio was hindered by underperformance in the health care sector; specifically by unfavorable returns from Allergan and Medicines Company.

•	A disappointing return from Frontier Communications dragged down results within the telecommunications sector.

•	The materials and consumer staples sectors provided an additional headwind, held back by Cemex and Tyson Food, respectively.

•	Underweights to the relatively strong consumer discretionary and utilities sectors also weighed on results.

Portfolio Positioning and Outlook — Palisade Capital Management, L.L.C.

Global growth combined with a tailwind from the Tax Cuts and Jobs Act may continue to boost revenue and earnings in the coming year. In a pro-cyclical growth environment, we believe growth-oriented sectors such as health care and technology offer the best opportunities for convertible investors. While rising interest rates remain a longer-term concern, we still believe inflation will remain under control and the prospects for equity-related price appreciation may more than compensate for any potential interest rate headwinds (which remain near historical lows). We believe that this relatively low interest rate environment, coupled with equity markets at or near-record highs, should remain favorable for convertible issuance and for convertible investing.

Portfolio Characteristics As of December 31, 2017
Weighted Average Life (Years)	N/A
Weighted Average Coupon (%)	N/A
Weighted Average Modified Duration (Years)*	N/A
Weighted Average Rating**	BB

*  Modified duration is a measure of the price sensitivity of the Portfolio to interest rate movements, taking into account specific features of the securities in which it invests.

** Weighted Average Rating has been provided by the Investment Sub-Adviser. A credit rating is an assessment provided by a nationally recognized statistical rating organization (NRSRO) of the creditworthiness of an issuer with respect to debt obligations, including specific securities, money market instruments or other debts. Ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest); ratings are subject to change without notice.

1290 VT CONVERTIBLE SECURITIES PORTFOLIO (Unaudited)

Sector Weightings as of December 31, 2017	% of Net Assets
Exchange Traded Fund	29.8%
Information Technology	25.0
Health Care	12.9
Consumer Discretionary	8.1
Financials	7.9
Industrials	4.6
Energy	3.6
Repurchase Agreements	2.2
Real Estate	1.7
Investment Company	1.4
Materials	1.1
Telecommunication Services	1.0
Utilities	0.5
Consumer Staples	0.4
Cash and Other	(0.2)

100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees (in the case of Class IB shares of the Portfolio), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2017 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/17	Ending Account Value 12/31/17	Expenses Paid During Period* 7/1/17 - 12/31/17
Class IB
Actual	$1,000.00	$1,045.40	$6.08
Hypothetical (5% average annual return before expenses)	1,000.00	1,019.26	6.00
Class K
Actual	1,000.00	1,047.04	4.80
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.52	4.73

*  Expenses are equal to the Portfolio’s Class IB and Class K shares annualized expense ratios of 1.18% and 0.93%, respectively, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

EQ ADVISORS TRUST

1290 VT CONVERTIBLE SECURITIES PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2017

	Number of Shares	Value (Note 1)

COMMON STOCKS:
Information Technology (0.4%)
Semiconductors & Semiconductor Equipment (0.4%)
Cypress Semiconductor Corp.	5,019	$76,490

Total Information Technology		76,490

Telecommunication Services (0.9%)
Wireless Telecommunication Services (0.9%)
T-Mobile US, Inc.*	2,836	180,114

Total Telecommunication Services		180,114

Total Common Stocks (1.3%) (Cost $203,937)		256,604

CONVERTIBLE PREFERRED STOCKS:
Consumer Staples (0.4%)
Food Products (0.4%)
Bunge Ltd. 4.875%	345	35,894
Post Holdings, Inc. 2.500%	320	48,020

Total Consumer Staples		83,914

Energy (0.9%)
Oil, Gas & Consumable Fuels (0.9%)
Hess Corp. 8.000%	820	47,462
Kinder Morgan, Inc. 9.750%	985	37,391
Southwestern Energy Co. 6.250% (x)	2,315	27,548
WPX Energy, Inc. 6.250%	860	53,191

Total Energy		165,592

Financials (5.3%)
Banks (5.2%)
Bank of America Corp. 7.250%	200	263,800
Huntington Bancshares, Inc. 8.500%	182	255,710
Wells Fargo & Co. 7.500%	350	458,497

		978,007

Capital Markets (0.1%)
AMG Capital Trust II 5.150%	360	22,747

Total Financials		1,000,754

Health Care (3.7%)
Health Care Equipment & Supplies (1.3%)
Becton Dickinson and Co. 6.125%	4,195	242,891

Health Care Providers & Services (1.1%)
Anthem, Inc. 5.250%	3,843	215,208

Pharmaceuticals (1.3%)
Allergan plc 5.500%	417	244,466

Total Health Care		702,565

Industrials (0.7%)
Commercial Services & Supplies (0.2%)
Stericycle, Inc. 5.250%	475	25,147

Machinery (0.5%)
Rexnord Corp. 5.750%	750	43,710
Stanley Black & Decker, Inc. 5.375% (x)	435	53,396

		97,106

Total Industrials		122,253

Information Technology (0.7%)
Electronic Equipment, Instruments & Components (0.7%)
Belden, Inc. 6.750%	827	85,222
MTS Systems Corp. 8.750%	440	52,567

Total Information Technology		137,789

Real Estate (1.2%)
Equity Real Estate Investment Trusts (REITs) (1.2%)
Crown Castle International Corp. (REIT) 6.875%	100	104,959
iStar, Inc. (REIT) 4.500% (x)	2,000	96,260
Welltower, Inc. (REIT) 6.500%	583	34,904

Total Real Estate		236,123

Telecommunication Services (0.1%)
Diversified Telecommunication Services (0.1%)
Frontier Communications Corp. 11.125%	1,460	15,797

Total Telecommunication Services		15,797

Utilities (0.5%)
Electric Utilities (0.3%)
NextEra Energy, Inc. 6.123%	1,170	65,754

Multi-Utilities (0.2%)
Dominion Energy, Inc. 6.750%	640	33,062

Total Utilities		98,816

Total Convertible Preferred Stocks (13.5%) (Cost $2,755,870)		2,563,603

EXCHANGE TRADED FUND (ETF):
SPDR Bloomberg Barclays Convertible Securities ETF (x)	112,100	5,672,260

Total Exchange Traded Fund (29.8%) (Cost $5,236,269)		5,672,260

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT CONVERTIBLE SECURITIES PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

	Principal Amount	Value (Note 1)

LONG-TERM DEBT SECURITIES:
Convertible Bonds (52.0%)
Consumer Discretionary (8.1%)
Automobiles (0.7%)
Tesla, Inc. 2.375%, 3/15/22	$120,000	$139,575

Hotels, Restaurants & Leisure (1.0%)
Caesars Entertainment Corp. 5.000%, 10/1/24	99,000	191,503

Household Durables (0.9%)
CalAtlantic Group, Inc. 1.625%, 5/15/18	93,000	167,110

Internet & Direct Marketing Retail (2.3%)
Ctrip.com International Ltd. 1.250%, 9/15/22	24,000	24,510
IAC FinanceCo, Inc. 0.875%, 10/1/22§	37,000	39,081
Liberty Expedia Holdings, Inc. 1.000%, 6/30/47§	55,000	55,000
Priceline Group, Inc. (The) 0.350%, 6/15/20	229,000	315,734

		434,325

Media (3.2%)
DISH Network Corp. 3.375%, 8/15/26	282,000	306,851
Liberty Interactive LLC 1.750%, 9/30/46§	95,000	109,666
Liberty Media Corp. 1.375%, 10/15/23	42,000	48,329
Liberty Media Corp.-Liberty Formula One 1.000%, 1/30/23§	39,000	43,534
Live Nation Entertainment, Inc. 2.500%, 5/15/19	80,000	103,250

		611,630

Total Consumer Discretionary		1,544,143

Energy (2.7%)
Energy Equipment & Services (1.1%)
Bristow Group, Inc. 4.500%, 6/1/23	3,000	3,309
Ensco Jersey Finance Ltd. 3.000%, 1/31/24	35,000	31,063
Nabors Industries, Inc. 0.750%, 1/15/24§	70,000	53,638
SEACOR Holdings, Inc. 3.000%, 11/15/28	30,000	28,331
Weatherford International Ltd. 5.875%, 7/1/21	79,000	85,616

		201,957

Oil, Gas & Consumable Fuels (1.6%)
Cheniere Energy, Inc. 4.250%, 3/15/45	84,000	59,588
Chesapeake Energy Corp. 5.500%, 9/15/26§	79,000	71,939
PDC Energy, Inc. 1.125%, 9/15/21	88,000	85,635

SM Energy Co. 1.500%, 7/1/21	88,000	86,075

		303,237

Total Energy		505,194

Financials (2.6%)
Capital Markets (0.1%)
New Mountain Finance Corp. 5.000%, 6/15/19	16,000	16,390

Consumer Finance (0.4%)
Encore Capital Group, Inc. 3.250%, 3/15/22§	17,000	18,987
PRA Group, Inc. 3.500%, 6/1/23§	53,000	52,900

		71,887

Insurance (1.2%)
Fidelity National Financial, Inc. 4.250%, 8/15/18	75,000	229,366

Mortgage Real Estate Investment Trusts (REITs) (0.4%)
Blackstone Mortgage Trust, Inc. (REIT) 4.375%, 5/5/22	39,000	39,561
Western Asset Mortgage Capital Corp. (REIT) 6.750%, 10/1/22	32,000	31,600

		71,161

Thrifts & Mortgage Finance (0.5%)
LendingTree, Inc. 0.625%, 6/1/22§	58,000	99,832

Total Financials		488,636

Health Care (9.2%)
Biotechnology (4.1%)
Acorda Therapeutics, Inc. 1.750%, 6/15/21	45,000	38,109
AMAG Pharmaceuticals, Inc. 3.250%, 6/1/22	28,000	24,027
BioMarin Pharmaceutical, Inc. 1.500%, 10/15/20	120,000	142,125
Clovis Oncology, Inc. 2.500%, 9/15/21	55,000	74,009
Flexion Therapeutics, Inc. 3.375%, 5/1/24§	79,000	95,936
Incyte Corp. 1.250%, 11/15/20	58,000	107,626
Intercept Pharmaceuticals, Inc. 3.250%, 7/1/23	16,000	12,720
Ionis Pharmaceuticals, Inc. 1.000%, 11/15/21	86,000	90,784
Neurocrine Biosciences, Inc. 2.250%, 5/15/24§	36,000	45,968
Radius Health, Inc. 3.000%, 9/1/24	32,000	30,100
Sarepta Therapeutics, Inc. 1.500%, 11/15/24§	51,000	54,506
TESARO, Inc. 3.000%, 10/1/21	28,000	68,968

		784,878

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT CONVERTIBLE SECURITIES PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

	Principal Amount	Value (Note 1)

Health Care Equipment & Supplies (1.3%)
DexCom, Inc. 0.750%, 5/15/22§	$33,000	$30,999
Nevro Corp. 1.750%, 6/1/21	35,000	36,553
NuVasive, Inc. 2.250%, 3/15/21	75,000	87,938
Wright Medical Group NV 2.250%, 11/15/21	34,000	41,395
Wright Medical Group, Inc. 2.000%, 2/15/20	43,000	44,102

		240,987

Health Care Providers & Services (1.2%)
Anthem, Inc. 2.750%, 10/15/42	10,000	30,756
Molina Healthcare, Inc. 1.125%, 1/15/20	80,000	152,800
1.625%, 8/15/44	13,000	17,818
Teladoc, Inc. 3.000%, 12/15/22§	32,000	35,980

		237,354

Health Care Technology (0.4%)
Allscripts Healthcare Solutions, Inc. 1.250%, 7/1/20	56,000	59,885
Evolent Health, Inc. 2.000%, 12/1/21	13,000	12,188

		72,073

Pharmaceuticals (2.2%)
Depomed, Inc. 2.500%, 9/1/21	53,000	44,752
Dermira, Inc. 3.000%, 5/15/22§	56,000	61,705
Horizon Pharma Investment Ltd. 2.500%, 3/15/22	86,000	79,980
Jazz Investments I Ltd. 1.875%, 8/15/21	65,000	65,122
1.500%, 8/15/24§	32,000	30,180
Medicines Co. (The) 2.500%, 1/15/22	76,000	79,942
Pacira Pharmaceuticals, Inc. 2.375%, 4/1/22§	56,000	58,520

		420,201

Total Health Care		1,755,493

Industrials (3.9%)
Aerospace & Defense (0.1%)
Aerojet Rocketdyne Holdings, Inc. 2.250%, 12/15/23	12,000	16,522

Air Freight & Logistics (0.3%)
Echo Global Logistics, Inc. 2.500%, 5/1/20	53,000	54,722

Commercial Services & Supplies (0.0%)
Team, Inc. 5.000%, 8/1/23§	6,000	6,064

Construction & Engineering (1.2%)
Dycom Industries, Inc. 0.750%, 9/15/21	112,000	146,020

Tutor Perini Corp. 2.875%, 6/15/21	79,000	87,098

		233,118

Machinery (1.7%)
Chart Industries, Inc. 1.000%, 11/15/24§	85,000	89,091
Greenbrier Cos., Inc. (The) 3.500%, 4/1/18	52,000	77,902
2.875%, 2/1/24§	4,000	4,765
Meritor, Inc. 3.250%, 10/15/37§	32,000	33,300
Navistar International Corp. 4.750%, 4/15/19 (x)	35,000	37,887
Trinity Industries, Inc. 3.875%, 6/1/36	47,000	73,996

		316,941

Professional Services (0.4%)
Huron Consulting Group, Inc. 1.250%, 10/1/19	73,000	67,936

Transportation Infrastructure (0.2%)
Macquarie Infrastructure Corp. 2.875%, 7/15/19 (x)	40,000	41,225

Total Industrials		736,528

Information Technology (23.9%)
Communications Equipment (2.3%)
CalAmp Corp. 1.625%, 5/15/20	43,000	45,473
Ciena Corp. 3.750%, 10/15/18	83,000	96,488
4.000%, 12/15/20	43,000	56,061
Finisar Corp. 0.500%, 12/15/36	47,000	43,710
Lumentum Holdings, Inc. 0.250%, 3/15/24§	68,000	75,395
Palo Alto Networks, Inc. (Zero Coupon), 7/1/19	86,000	117,551

		434,678

Electronic Equipment, Instruments & Components (1.0%)
Knowles Corp. 3.250%, 11/1/21	31,000	34,371
TTM Technologies, Inc. 1.750%, 12/15/20	63,000	107,848
Vishay Intertechnology, Inc. 2.250%, 11/15/40	30,000	48,938

		191,157

Internet Software & Services (3.1%)
Akamai Technologies, Inc. (Zero Coupon), 2/15/19	36,000	36,225
Altaba, Inc. (Zero Coupon), 12/1/18	50,000	67,406
Cornerstone OnDemand, Inc. 1.500%, 7/1/18	76,000	75,478
Pandora Media, Inc. 1.750%, 12/1/20	74,000	65,351
Twitter, Inc. 0.250%, 9/15/19	92,000	87,860

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT CONVERTIBLE SECURITIES PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

	Principal Amount	Value (Note 1)

VeriSign, Inc. 4.702%, 8/15/37	$68,000	$227,035
Weibo Corp. 1.250%, 11/15/22§	34,000	37,336

		596,691

IT Services (1.0%)
Blackhawk Network Holdings, Inc. 1.500%, 1/15/22 (x)	104,000	105,755
Cardtronics, Inc. 1.000%, 12/1/20	17,000	15,077
CSG Systems International, Inc. 4.250%, 3/15/36	53,000	57,637

		178,469

Semiconductors & Semiconductor Equipment (10.4%)
Advanced Micro Devices, Inc. 2.125%, 9/1/26	48,000	72,090
Cypress Semiconductor Corp. 2.000%, 2/1/23§	17,000	17,627
Inphi Corp. 1.125%, 12/1/20	51,000	59,064
Integrated Device Technology, Inc. 0.875%, 11/15/22	91,000	101,522
Intel Corp. 3.250%, 8/1/39	122,000	270,992
Microchip Technology, Inc. 1.625%, 2/15/25	73,000	124,283
1.625%, 2/15/27§	287,000	336,328
2.250%, 2/15/37§	7,000	8,225
Micron Technology, Inc.
Series F 2.125%, 2/15/33	54,000	202,601
Series G 3.000%, 11/15/43	174,000	250,886
Novellus Systems, Inc. 2.625%, 5/15/41	55,000	302,638
NVIDIA Corp. 1.000%, 12/1/18	6,000	57,589
ON Semiconductor Corp. 1.000%, 12/1/20	45,000	57,431
SunPower Corp. 0.750%, 6/1/18	29,000	28,638
4.000%, 1/15/23 (x)	16,000	13,610
Synaptics, Inc. 0.500%, 6/15/22§	46,000	42,435
Veeco Instruments, Inc. 2.700%, 1/15/23	41,000	35,593

		1,981,552

Software (5.9%)
Citrix Systems, Inc. 0.500%, 4/15/19	90,000	116,381
FireEye, Inc. Series A 1.000%, 6/1/35 (x)	52,000	48,555
HubSpot, Inc. 0.250%, 6/1/22§	14,000	16,109
Nuance Communications, Inc. 1.000%, 12/15/35	97,000	92,574
Proofpoint, Inc. 0.750%, 6/15/20 (x)	35,000	43,794
PROS Holdings, Inc. 2.000%, 12/1/19	43,000	45,016
RealPage, Inc. 1.500%, 11/15/22§	26,000	32,175
Red Hat, Inc. 0.250%, 10/1/19	66,000	108,570
Rovi Corp. 0.500%, 3/1/20	40,000	37,650
salesforce.com, Inc. 0.250%, 4/1/18	161,000	246,531
ServiceNow, Inc. (Zero Coupon), 11/1/18	35,000	61,709
(Zero Coupon), 6/1/22§	66,000	75,529
Synchronoss Technologies, Inc. 0.750%, 8/15/19	33,000	29,597
Take-Two Interactive Software, Inc. 1.000%, 7/1/18	9,000	45,838
Verint Systems, Inc. 1.500%, 6/1/21 (x)	81,000	78,671
Workday, Inc. 0.750%, 7/15/18	33,000	41,271
0.250%, 10/1/22§	8,000	7,910

		1,127,880

Technology Hardware, Storage & Peripherals (0.2%)
Electronics For Imaging, Inc. 0.750%, 9/1/19	43,000	41,468

Total Information Technology		4,551,895

Materials (1.1%)
Construction Materials (1.1%)
Cemex SAB de CV 3.720%, 3/15/20	205,000	213,456

Total Materials		213,456

Real Estate (0.5%)
Equity Real Estate Investment Trusts (REITs) (0.5%)
Colony NorthStar, Inc. (REIT) 5.000%, 4/15/23	55,000	56,616
IH Merger Sub LLC (REIT) 3.500%, 1/15/22§	32,000	37,160

Total Real Estate		93,776

Total Convertible Bonds		9,889,121

Corporate Bond (0.0%)
Information Technology (0.0%)
Semiconductors & Semiconductor Equipment (0.0%)
Inphi Corp. 0.750%, 9/1/21	8,000	7,945

Total Information Technology		7,945

Total Long-Term Debt Securities (52.0%) (Cost $8,712,755)		9,897,066

	Number of Shares	Value (Note 1)
SHORT-TERM INVESTMENTS:
Investment Company (1.4%)
JPMorgan Prime Money Market Fund, IM Shares	267,901	267,927

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT CONVERTIBLE SECURITIES PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

	Principal Amount	Value (Note 1)

Repurchase Agreements (2.2%)
Citigroup Global Markets Ltd., 1.40%, dated 12/29/17, due 1/2/18, repurchase price $31,481, collateralized by various Foreign Government Agency Securities, ranging from 1.625%-2.500%, maturing 3/16/21-7/29/25, U.S. Government Treasury Securities, ranging from 0.875%-7.250%, maturing from 8/15/20-2/15/47; total market value $32,106. (xx)	$31,476	$31,476
Deutsche Bank AG, 1.81%, dated 12/29/17, due 1/2/18, repurchase price $40,645, collateralized by various Common Stocks, U.S. Government Treasury Securities, ranging from 1.875%-2.250%, maturing 4/30/22-8/15/46; total market value $45,197. (xx)	40,637	40,637
Deutsche Bank AG, 1.81%, dated 12/29/17, due 1/2/18, repurchase price $27,554, collateralized by various Common Stocks, U.S. Government Treasury Securities, ranging from 1.875%-2.250%, maturing 4/30/22-8/15/46; total market value $30,639. (xx)	27,548	27,548
Deutsche Bank AG, 1.81%, dated 12/29/17, due 1/2/18, repurchase price $37,595, collateralized by various Common Stocks, U.S. Government Treasury Securities, ranging from 1.875%-2.250%, maturing 4/30/22-8/15/46; total market value $41,805. (xx)	37,587	37,587
Deutsche Bank AG, 1.55%, dated 12/29/17, due 1/2/18, repurchase price $30,005, collateralized by various Corporate Bonds, ranging from 1.750%-1.875%, maturing 9/5/19-4/14/22, Foreign Government Agency Securities, ranging from 1.875%-2.000%, maturing 3/15/19-5/2/25; total market value $30,600. (xx)	30,000	30,000
NBC Global Finance Ltd., 1.59%, dated 12/29/17, due 1/2/18, repurchase price $37,943, collateralized by various Common Stocks; total market value $42,201. (xx)	37,936	37,936
NBC Global Finance Ltd., 1.59%, dated 12/29/17, due 1/2/18, repurchase price $43,132, collateralized by various Common Stocks; total market value $47,972. (xx)	43,124	43,124

NBC Global Finance Ltd., 1.59%, dated 12/29/17, due 1/2/18, repurchase price $41,988, collateralized by various Common Stocks; total market value $46,701. (xx)	41,981	41,981
RBS Securities, Inc., 1.37%, dated 12/29/17, due 1/2/18, repurchase price $129,926, collateralized by various U.S. Government Treasury Securities, ranging from 1.750%-1.875%, maturing 2/28/22-9/30/22; total market value $132,505. (xx)	129,906	129,906

Total Repurchase Agreements		420,195

Total Short-Term Investments (3.6%) (Cost $688,158)		688,122

Total Investments in Securities (100.2%) (Cost $17,596,989)		19,077,655
Other Assets Less Liabilities (-0.2%)		(38,976)

Net Assets (100%)		$19,038,679

*	Non-income producing.
§	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold to qualified institutional buyers. At December 31, 2017, the market value of these securities amounted to $1,777,820 or 9.3% of net assets. Securities denoted with “§” but without “b” have been determined to be liquid under the guidelines established by the Board of Trustees. To the extent any securities might provide a right to demand registration, such rights have not been relied upon when determining liquidity.
(x)	All or a portion of security is on loan at December 31, 2017.
(xx)	At December 31, 2017, the Portfolio had loaned securities with a total value of $409,225. This was secured by cash collateral of $420,195 which was subsequently invested in joint repurchase agreements with a total value of $420,195, as detailed in the Notes to the Financial Statements, for which the Portfolio has a proportionate interest as reported in the Portfolio of Investments as Repurchase Agreement.

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT CONVERTIBLE SECURITIES PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2017:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Common Stocks
Information Technology	$76,490	$—	$—	$76,490
Telecommunication Services	180,114	—	—	180,114
Convertible Bonds
Consumer Discretionary	—	1,544,143	—	1,544,143
Energy	—	505,194	—	505,194
Financials	—	488,636	—	488,636
Health Care	—	1,755,493	—	1,755,493
Industrials	—	736,528	—	736,528
Information Technology	—	4,551,895	—	4,551,895
Materials	—	213,456	—	213,456
Real Estate	—	93,776	—	93,776
Convertible Preferred Stocks
Consumer Staples	35,894	48,020	—	83,914
Energy	165,592	—	—	165,592
Financials	978,007	22,747	—	1,000,754
Health Care	702,565	—	—	702,565
Industrials	122,253	—	—	122,253
Information Technology	85,222	52,567	—	137,789
Real Estate	139,863	96,260	—	236,123
Telecommunication Services	15,797	—	—	15,797
Utilities	98,816	—	—	98,816
Corporate Bonds
Information Technology	—	7,945	—	7,945
Exchange Traded Funds	5,672,260	—	—	5,672,260
Short-Term Investments
Investment Company	267,927	—	—	267,927
Repurchase Agreements	—	420,195	—	420,195

Total Assets	$8,540,800	$10,536,855	$—	$19,077,655

Total Liabilities	$—	$—	$—	$—

Total	$8,540,800	$10,536,855	$—	$19,077,655

There were no transfers between Levels 1, 2 or 3 during the year ended December 31, 2017.

The Portfolio held no derivatives contracts during the year ended December 31, 2017.

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT CONVERTIBLE SECURITIES PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

Investment security transactions for the year ended December 31, 2017 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$6,706,825
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$6,114,770

As of December 31, 2017, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments in securities and derivative instruments, if applicable, for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$2,056,844
Aggregate gross unrealized depreciation	(680,521)

Net unrealized appreciation	$1,376,323

Federal income tax cost of investments in securities and derivative instruments, if applicable	$17,701,332

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT CONVERTIBLE SECURITIES PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2017

ASSETS
Investments in Securities, at value (x):
Unaffiliated Issuers (Cost $17,176,794)	$18,657,460
Repurchase Agreements (Cost $420,195)	420,195
Cash	469,693
Dividends, interest and other receivables	53,755
Receivable from Separate Accounts for Portfolio shares sold	2,487
Securities lending income receivable	1,478
Other assets	78

Total assets	19,605,146

LIABILITIES
Payable for return of collateral on securities loaned	420,195
Payable for securities purchased	77,809
Administrative fees payable	7,424
Distribution fees payable – Class IB	1,595
Payable to Separate Accounts for Portfolio shares redeemed	328
Trustees’ fees payable	33
Accrued expenses	59,083

Total liabilities	566,467

NET ASSETS	$19,038,679

Net assets were comprised of:
Paid in capital	$17,533,436
Accumulated undistributed net investment income (loss)	(61,286)
Accumulated undistributed net realized gain (loss)	85,863
Net unrealized appreciation (depreciation)	1,480,666

Net assets	$19,038,679

Class IB
Net asset value, offering and redemption price per share, $7,637,157 / 692,199 shares outstanding (unlimited amount authorized: $0.01 par value)	$11.03

Class K
Net asset value, offering and redemption price per share, $11,401,522 / 1,035,421 shares outstanding (unlimited amount authorized: $0.01 par value)	$11.01

(x)	Includes value of securities on loan of $409,225.

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2017

INVESTMENT INCOME
Dividends	$389,874
Interest	165,715
Securities lending (net)	18,850

Total income	574,439

EXPENSES
Investment management fees	123,808
Professional fees	60,926
Administrative fees	32,510
Custodian fees	28,000
Distribution fees – Class IB	16,247
Printing and mailing expenses	2,803
Trustees’ fees	407
Miscellaneous	10,543

Gross expenses	275,244
Less: Waiver from investment manager	(93,968)

Net expenses	181,276

NET INVESTMENT INCOME (LOSS)	393,163

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on investments in securities	872,248
Net change in unrealized appreciation (depreciation) on investments in securities	1,063,453

NET REALIZED AND UNREALIZED GAIN (LOSS)	1,935,701

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$2,328,864

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT CONVERTIBLE SECURITIES PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2017	2016
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$393,163	$349,189
Net realized gain (loss)	872,248	67,877
Net change in unrealized appreciation (depreciation)	1,063,453	748,059

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	2,328,864	1,165,125

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income
Class IB	(218,620)	(157,164)
Class K	(360,634)	(334,691)

	(579,254)	(491,855)

Distributions from net realized capital gains
Class IB	(182,966)	—
Class K	(279,099)	—

	(462,065)	—

Return of capital
Class IB	—	(46,921)
Class K	—	(99,923)

	—	(146,844)

TOTAL DIVIDENDS AND DISTRIBUTIONS	(1,041,319)	(638,699)

CAPITAL SHARES TRANSACTIONS:
Class IB
Capital shares sold [ 136,376 and 43,092 shares, respectively ]	1,538,446	430,468
Capital shares issued in reinvestment of dividends and distributions [ 36,476 and 20,069 shares, respectively ]	401,586	204,085
Capital shares repurchased [ (26,705) and (220,831) shares, respectively ]	(296,857)	(2,135,408)

Total Class IB transactions	1,643,175	(1,500,855)

Class K
Capital shares sold [ 183,781 and 220,932 shares, respectively ]	2,038,064	2,182,818
Capital shares issued in reinvestment of dividends and distributions [ 58,227 and 42,826 shares, respectively ]	639,733	434,614
Capital shares repurchased [ (295,916) and (289,874) shares, respectively ]	(3,234,934)	(2,850,121)

Total Class K transactions	(557,137)	(232,689)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	1,086,038	(1,733,544)

TOTAL INCREASE (DECREASE) IN NET ASSETS	2,373,583	(1,207,118)
NET ASSETS:
Beginning of year	16,665,096	17,872,214

End of year (a)	$19,038,679	$16,665,096

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$(61,286)	$(117,170)

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT CONVERTIBLE SECURITIES PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,						October 28, 2013* to December 31, 2013
Class IB	2017		2016		2015	2014
Net asset value, beginning of period	$10.20		$9.84		$10.69	$10.18	$10.00

Income (loss) from investment operations:
Net investment income (loss) (e)	0.24		0.20		0.19	0.18	0.05
Net realized and unrealized gain (loss)	1.21		0.55		(0.53)	0.71	0.21

Total from investment operations	1.45		0.75		(0.34)	0.89	0.26

Less distributions:
Dividends from net investment income	(0.34)		(0.30)		(0.34)	(0.16)	(0.06)
Distributions from net realized gains	(0.28)		—		(0.16)	(0.22)	(0.02)
Return of capital	—		(0.09)		(0.01)	—	—

Total dividends and distributions	(0.62)		(0.39)		(0.51)	(0.38)	(0.08)

Net asset value, end of period	$11.03		$10.20		$9.84	$10.69	$10.18

Total return (b)	14.28%		7.62%		(3.29)%	8.71%	2.65%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$7,637		$5,572		$6,922	$8,080	$5,161
Ratio of expenses to average net assets:
After waivers and reimbursements (a)(f)	1.18	%(j)	1.22	%(j)	1.32%**	1.30%	1.30%
Before waivers and reimbursements (a)(f)	1.72%		1.70%		1.78%	1.97%	2.26%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (a)(f)	2.11%		1.98%		1.77%	1.66%	2.87	%(l)
Before waivers and reimbursements (a)(f)	1.58%		1.50%		1.32%	0.98%	1.90	%(l)
Portfolio turnover rate (z)^	35%		33%		47%	28%	4%

	Year Ended December 31,						October 28, 2013* to December 31, 2013
Class K	2017		2016		2015	2014
Net asset value, beginning of period	$10.18		$9.82		$10.67	$10.18	$10.00

Income (loss) from investment operations:
Net investment income (loss) (e)	0.25		0.22		0.21	0.21	0.06
Net realized and unrealized gain (loss)	1.23		0.56		(0.53)	0.71	0.20

Total from investment operations	1.48		0.78		(0.32)	0.92	0.26

Less distributions:
Dividends from net investment income	(0.37)		(0.32)		(0.36)	(0.21)	(0.06)
Distributions from net realized gains	(0.28)		—		(0.16)	(0.22)	(0.02)
Return of capital	—		(0.10)		(0.01)	—	—

Total dividends and distributions	(0.65)		(0.42)		(0.53)	(0.43)	(0.08)

Net asset value, end of period	$11.01		$10.18		$9.82	$10.67	$10.18

Total return (b)	14.58%		7.91%		(3.05)%	8.97%	2.70%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$11,402		$11,093		$10,951	$12,760	$8,425
Ratio of expenses to average net assets:
After waivers and reimbursements (a)(f)	0.93	%(j)	0.97	%(j)	1.07%**	1.05%	1.05%
Before waivers and reimbursements (a)(f)	1.46%		1.45%		1.53%	1.73%	2.07%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (a)(f)	2.29%		2.24%		2.01%	1.93%	3.14	%(l)
Before waivers and reimbursements (a)(f)	1.76%		1.76%		1.56%	1.25%	2.12	%(l)
Portfolio turnover rate (z)^	35%		33%		47%	28%	4%

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT CONVERTIBLE SECURITIES PORTFOLIO

FINANCIAL HIGHLIGHTS (Continued)

*	Commencement of Operations.
**	Includes Tax expense of 0.02%.
^	Portfolio turnover rate excludes derivatives, if any.
(a)	Ratios for periods less than one year are annualized. Certain non-recurring expenses incurred by the Portfolio are not annualized for periods less than one year.
(b)	Total returns for periods less than one year are not annualized.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.
(j)	Including direct and indirect expenses, the net expense ratio after waivers and reimbursements would be 1.30% for Class IB and 1.05% for Class K.
(l)	The annualized ratio of net investment income to average net assets may not be indicative of operating results for a full year.
(z)	Portfolio turnover rate for periods less than one year is not annualized.

See Notes to Financial Statements.

1290 VT DOUBLELINE DYNAMIC ALLOCATION PORTFOLIO (Unaudited)

INVESTMENT MANAGER

➢	AXA Equitable Funds Management Group, LLC

INVESTMENT SUB-ADVISER

➢	DoubleLine Capital LP

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/17
	1 Year	5 Years	Since Incept.
Portfolio – Class IB Shares*	9.53%	5.47%	5.71%
Portfolio – Class K Shares*	9.79	5.73	5.97
60% S&P 500® Index/40% Bloomberg Barclays U.S. Aggregate Bond Index†	14.21	10.25	9.87
S&P 500® Index	21.83	15.79	15.13
Bloomberg Barclays U.S. Aggregate Bond Index††	3.54	2.10	2.11
Bloomberg Barclays U.S. Intermediate Government/Credit Bond Index	2.14	1.50	1.58
All Asset Moderate Growth-Alt 15 Index	10.48	6.94	7.04

*  Date of inception 8/29/12.

†   In 2017, the Portfolio’s benchmark index against which the Portfolio measures its performance, the All Asset Moderate Growth-Alt 15 Index, was replaced with the 60% S&P 500® Index/40% Bloomberg Barclays U.S. Aggregate Bond Index. The Investment Manager believes the 60% S&P 500® Index/40% Bloomberg Barclays U.S. Aggregate Bond Index serves as a better performance comparison for investors.

††  In 2017, the Portfolio’s benchmark index against which the Portfolio measures its performance, the Bloomberg Barclays U.S. Intermediate Government/Credit Bond Index, was replaced with the Bloomberg Barclays U.S. Aggregate Bond Index. The Investment Manager believes the Bloomberg Barclays U.S. Aggregate Bond Index serves as a better performance comparison for investors.

     Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

On May 1, 2017, the All Asset Moderate Growth – Alt 15 Portfolio was reorganized into the 1290 VT DoubleLine Dynamic Allocation Portfolio. Prior to that date, the predecessor portfolio pursuing a “Fund of Fund” investment approach, rather than investing directly in securities.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned 9.53% for the year ended December 31, 2017. This compares to the returns of the following benchmarks over the same period: the 60% S&P 500® Index/40% Bloomberg Barclays U.S. Aggregate Bond Index, the S&P 500® Index and the Bloomberg Barclays U.S. Aggregate Bond Index, which returned 14.21%, 21.83% and 3.54%, respectively.

Portfolio Highlights

The fixed income portion of the Portfolio delivered a total return roughly equal to the Bloomberg Barclays U.S. Aggregate Bond Index. All subsectors within the fixed income portfolio generated positive total rates of return over the period. The best returns were found in investment-grade and high-yield corporate bonds and global bonds.

The systematic equity portion of the portfolio based on the Shiller Barclays U.S. Sector Index was exposed to five sectors over the course of the calendar year. The active equity portion of the Portfolio trailed since its April inception, hurt by its conservative positioning relative to the market. In particular, security selection in industrials, energy and materials. The Portfolio benefited from completely avoiding the real estate and utilities sectors, which were relative underperformers in the S&P 500® Index. Security selection was strong in the health care and consumer discretionary sectors.

The Portfolio held swaps as a substitute for investing in conventional securities. During the period these securities had a minimal impact on performance relative to the index.

Portfolio Positioning and Outlook — DoubleLine Capital LP

At year-end 2017, the Portfolio was positioned conservatively, with our equity allocation below the baseline allocation and our fixed income duration shorter than that of the Bloomberg Barclays U.S. Aggregate Bond Index. Equity fundamentals look strong, but valuations are stretched, leading us to conclude there is more room for disappointment than positive surprise for equity investors.

On the policy front, the Federal Reserve has three balls in the air at once: First, they are embarking on a policy of quantitative tightening by shrinking their balance sheet. The Fed is challenged to quantify the impact quantitative easing had on the economy, much less the impact reducing the balance sheet will have on the economy or capital markets. Second, the Fed is accelerating the pace of rate increases. Finally, all this is going on while a majority of the voting members of the FOMC (Federal Open Market Committee) will be new, including the Chairperson. The market’s collective high confidence in the Fed’s abilities (as evidenced by high levels of risk taking and low levels of volatility) raises the risk of unpleasant surprises.

1290 VT DOUBLELINE DYNAMIC ALLOCATION PORTFOLIO (Unaudited)

Portfolio Characteristics As of December 31, 2017
Weighted Average Life (Years)	6.40
Weighted Average Coupon (%)	3.04
Weighted Average Modified Duration (Years)*	4.54
Weighted Average Rating**	A3

*  Modified duration is a measure of the price sensitivity of the Portfolio to interest rate movements, taking into account specific features of the securities in which it invests.

** Weighted Average Rating has been provided by the Investment Sub-Adviser. A credit rating is an assessment provided by a nationally recognized statistical rating organization (NRSRO) of the creditworthiness of an issuer with respect to debt obligations, including specific securities, money market instruments or other debts. Ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest); ratings are subject to change without notice.

Sector Weightings as of December 31, 2017	% of Net Assets
U.S. Treasury Obligations	34.2%
Investment Company	7.0
Information Technology	6.5
Collateralized Mortgage Obligations	6.4
Financials	6.3
Asset Backed Securities	6.2
Health Care	5.5
Consumer Discretionary	5.5
Mortgage-Backed Securities	4.8
Energy	3.1
Consumer Staples	2.9
Industrials	2.9
Telecommunication Services	1.5
Materials	1.1
Repurchase Agreements	1.0
Utilities	0.5
Real Estate	0.3
Cash and Other	4.3

100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees (in the case of Class IB shares of the Portfolio), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2017 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/17	Ending Account Value 12/31/17	Expenses Paid During Period* 7/1/17 - 12/31/17
Class IB
Actual	$1,000.00	$1,038.21	$6.17
Hypothetical (5% average annual return before expenses)	1,000.00	1,019.15	6.11
Class K
Actual	1,000.00	1,039.81	4.89
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.41	4.84

*  Expenses are equal to the Portfolio’s Class IB and Class K shares annualized expense ratios of 1.20% and 0.95%, respectively, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

EQ ADVISORS TRUST

1290 VT DOUBLELINE DYNAMIC ALLOCATION PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2017

	Principal Amount	Value (Note 1)
LONG-TERM DEBT SECURITIES:
Asset-Backed Securities (6.2%)
GCAT LLC,
Series 2017-3 A1 3.352%, 4/25/47 (e)§	$618,699	$619,318
New Residential Mortgage Loan Trust,
Series 2017-RPL1 A1 3.598%, 4/25/22 (e)§	926,265	926,299
RASC Trust,
Series 2007-EMX1 A13 1.529%, 1/25/37 (l)	1,030,489	889,580
VOLT LVII LLC,
Series 2017-NPL4 A1 3.375%, 4/25/47 (e)§	551,973	552,561
VOLT LVIII LLC,
Series 2017-NPL5 A1 3.375%, 5/28/47 (e)§	568,562	569,165

Total Asset-Backed Securities		3,556,923

Collateralized Mortgage Obligations (6.4%)
FHLMC,
Series 358 300 3.000%, 10/15/47	488,516	489,932
Series 4484 CD 1.750%, 7/15/30	451,164	442,621
Series 4624 GA 2.500%, 4/15/40	450,383	444,900
FNMA,
Series 2016-52 ZC 3.000%, 8/25/46	555,903	503,324
Series 2016-9 A 3.000%, 9/25/43	378,309	378,938
Series 2017-32 CA 3.000%, 10/25/42	930,596	934,458
Series 2017-51 EA 3.000%, 11/25/42	477,273	478,613

Total Collateralized Mortgage Obligations		3,672,786

Corporate Bonds (13.8%)
Consumer Discretionary (2.3%)
Auto Components (0.2%)
Dana Financing Luxembourg Sarl 5.750%, 4/15/25§	50,000	52,688
Delphi Technologies plc 5.000%, 10/1/25§	60,000	60,678

		113,366

Automobiles (0.2%)
Ford Motor Co. 7.450%, 7/16/31	75,000	97,060
General Motors Co.
(ICE LIBOR USD 3 Month + 0.80%), 2.192%, 8/7/20 (k)	15,000	15,093

		112,153

Hotels, Restaurants & Leisure (1.0%)
1011778 BC ULC 4.250%, 5/15/24§	60,000	59,850
Constellation Merger Sub, Inc. 8.500%, 9/15/25§	30,000	29,250
CRC Escrow Issuer LLC 5.250%, 10/15/25§	60,000	60,525
Eldorado Resorts, Inc. 6.000%, 4/1/25	60,000	63,000
GLP Capital LP 5.375%, 4/15/26	50,000	53,625
Hilton Domestic Operating Co., Inc. 4.250%, 9/1/24	60,000	60,675
Pinnacle Entertainment, Inc. 5.625%, 5/1/24	70,000	75,012
Royal Caribbean Cruises Ltd. 3.700%, 3/15/28	50,000	49,248
Six Flags Entertainment Corp. 4.875%, 7/31/24§	60,000	60,825
Viking Cruises Ltd. 5.875%, 9/15/27§	60,000	61,088

		573,098

Internet & Direct Marketing Retail (0.2%)
Amazon.com, Inc. 4.050%, 8/22/47§	50,000	53,475
Netflix, Inc. 4.875%, 4/15/28§	25,000	24,437

		77,912

Leisure Products (0.0%)
Hasbro, Inc. 3.500%, 9/15/27	15,000	14,694

Media (0.5%)
Cengage Learning, Inc. 9.500%, 6/15/24§	55,000	49,775
Charter Communications Operating LLC 4.908%, 7/23/25	95,000	100,501
Comcast Corp. 4.400%, 8/15/35	50,000	54,286
Omnicom Group, Inc. 3.600%, 4/15/26	95,000	95,806

		300,368

Specialty Retail (0.2%)
Beacon Escrow Corp. 4.875%, 11/1/25§	60,000	60,225
PetSmart, Inc.
7.125%, 3/15/23§	40,000	23,600
5.875%, 6/1/25§	25,000	19,000

		102,825

Total Consumer Discretionary		1,294,416

Consumer Staples (1.1%)
Beverages (0.1%)
Anheuser-Busch InBev Finance, Inc. 4.900%, 2/1/46	45,000	51,784

Food & Staples Retailing (0.2%)
Kroger Co. (The) 3.400%, 4/15/22	65,000	66,473
Sysco Corp. 3.250%, 7/15/27	65,000	65,049

		131,522

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT DOUBLELINE DYNAMIC ALLOCATION PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

	Principal Amount	Value (Note 1)
Food Products (0.6%)
B&G Foods, Inc. 5.250%, 4/1/25	$60,000	$60,862
JBS USA LUX SA 7.250%, 6/1/21§	55,000	55,894
Kraft Heinz Foods Co. 2.800%, 7/2/20	55,000	55,322
Pilgrim’s Pride Corp. 5.750%, 3/15/25§	60,000	62,028
Post Holdings, Inc. 5.500%, 3/1/25§	60,000	62,025
Smithfield Foods, Inc. 4.250%, 2/1/27§	45,000	46,294

		342,425

Household Products (0.1%)
Kronos Acquisition Holdings, Inc. 9.000%, 8/15/23§	60,000	56,325

Tobacco (0.1%)
BAT Capital Corp.
(ICE LIBOR USD 3 Month + 0.88%), 2.296%, 8/15/22 (k)§	10,000	10,135
Reynolds American, Inc. 4.000%, 6/12/22	55,000	57,366

		67,501

Total Consumer Staples		649,557

Energy (1.8%)
Energy Equipment & Services (0.1%)
Schlumberger Holdings Corp. 2.350%, 12/21/18§	40,000	40,086

Oil, Gas & Consumable Fuels (1.7%)
Canadian Natural Resources Ltd. 2.950%, 1/15/23	95,000	94,726
Cheniere Energy Partners LP 5.250%, 10/1/25§	60,000	61,125
Enable Midstream Partners LP 4.400%, 3/15/27	45,000	45,869
Energy Transfer LP 4.750%, 1/15/26	50,000	51,970
Kinder Morgan Energy Partners LP 6.950%, 1/15/38	80,000	98,882
MEG Energy Corp. 7.000%, 3/31/24§	20,000	16,875
NGL Energy Partners LP 7.500%, 11/1/23	50,000	51,437
Peabody Energy Corp. 6.000%, 3/31/22§	60,000	62,400
Phillips 66 5.875%, 5/1/42	30,000	38,357
QEP Resources, Inc.
5.250%, 5/1/23 (x)	35,000	35,364
5.625%, 3/1/26	35,000	35,438
Sabine Pass Liquefaction LLC 5.000%, 3/15/27	90,000	96,023
Sanchez Energy Corp. 6.125%, 1/15/23 (x)	75,000	63,375
Valero Energy Corp. 6.625%, 6/15/37	115,000	152,152
Vine Oil & Gas LP 8.750%, 4/15/23§	25,000	24,188
Whiting Petroleum Corp. 6.625%, 1/15/26§	30,000	30,525
Williams Partners LP 3.750%, 6/15/27	40,000	39,900

		998,606

Total Energy		1,038,692

Financials (2.2%)
Banks (0.4%)
Bank of Montreal
(USD Swap Semi 5 Year + 1.43%), 3.803%, 12/15/32 (k)	40,000	39,545
Citigroup, Inc.
(ICE LIBOR USD 3 Month + 1.10%), 2.522%, 5/17/24 (k)	70,000	71,275
Santander Holdings USA, Inc. 3.400%, 1/18/23§	100,000	99,525

		210,345

Capital Markets (0.2%)
Morgan Stanley
2.750%, 5/19/22	55,000	54,751
(ICE LIBOR USD 3 Month + 1.34%), 3.591%, 7/22/28 (k)	50,000	50,434

		105,185

Consumer Finance (0.9%)
Ally Financial, Inc. 4.125%, 3/30/20	50,000	51,000
American Express Co. 2.500%, 8/1/22	100,000	98,860
Discover Financial Services 4.100%, 2/9/27	95,000	97,078
General Motors Financial Co., Inc. 3.950%, 4/13/24	75,000	77,136
Synchrony Financial 3.950%, 12/1/27	195,000	194,042

		518,116

Insurance (0.7%)
Alliant Holdings Intermediate LLC 8.250%, 8/1/23§	50,000	52,750
Athene Global Funding 3.000%, 7/1/22§	60,000	59,374
Liberty Mutual Group, Inc. 6.500%, 5/1/42§	65,000	87,382
New York Life Global Funding 2.300%, 6/10/22§	135,000	132,638
NFP Corp. 6.875%, 7/15/25§	60,000	60,450
Nuveen Finance LLC 2.950%, 11/1/19§	30,000	30,290

		422,884

Total Financials		1,256,530

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT DOUBLELINE DYNAMIC ALLOCATION PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

	Principal Amount	Value (Note 1)
Health Care (1.4%)
Biotechnology (0.1%)
AbbVie, Inc. 4.700%, 5/14/45	$50,000	$56,134

Health Care Equipment & Supplies (0.5%)
Avantor, Inc.
6.000%, 10/1/24§	30,000	29,925
9.000%, 10/1/25§	30,000	29,775
Becton Dickinson and Co. 2.894%, 6/6/22	85,000	84,498
Zimmer Biomet Holdings, Inc. 2.700%, 4/1/20	155,000	154,827

		299,025

Health Care Providers & Services (0.3%)
Centene Corp. 4.750%, 1/15/25	60,000	61,050
Tenet Healthcare Corp. 8.125%, 4/1/22	60,000	61,275
Universal Hospital Services, Inc. 7.625%, 8/15/20	60,000	60,150

		182,475

Pharmaceuticals (0.5%)
AstraZeneca plc
2.375%, 11/16/20	30,000	29,955
2.375%, 6/12/22	25,000	24,609
Shire Acquisitions Investments Ireland DAC 2.875%, 9/23/23	50,000	49,178
Teva Pharmaceutical Finance Netherlands III BV 2.800%, 7/21/23	105,000	90,956
Valeant Pharmaceuticals International, Inc. 5.500%, 11/1/25§	60,000	61,200

		255,898

Total Health Care		793,532

Industrials (1.4%)
Aerospace & Defense (0.3%)
Boeing Co. (The) 6.875%, 3/15/39	30,000	43,843
Lockheed Martin Corp. 4.700%, 5/15/46	65,000	75,331
TransDigm, Inc. 6.375%, 6/15/26	60,000	60,600

		179,774

Air Freight & Logistics (0.1%)
FedEx Corp. 4.750%, 11/15/45	55,000	61,281

Airlines (0.2%)
Delta Air Lines, Inc. 3.625%, 3/15/22	95,000	96,786

Commercial Services & Supplies (0.1%)
Prime Security Services Borrower LLC 9.250%, 5/15/23§	55,000	60,913

Construction & Engineering (0.1%)
Brand Industrial Services, Inc. 8.500%, 7/15/25§	40,000	42,100

Machinery (0.1%)
BlueLine Rental Finance Corp. 9.250%, 3/15/24§	55,000	58,472

Road & Rail (0.5%)
Burlington Northern Santa Fe LLC 4.550%, 9/1/44	50,000	57,057
CSX Corp. 3.800%, 11/1/46	65,000	64,124
DAE Funding LLC 5.000%, 8/1/24§	55,000	54,010
Penske Truck Leasing Co. LP 4.200%, 4/1/27§	95,000	99,166

		274,357

Total Industrials		773,683

Information Technology (1.2%)
Communications Equipment (0.1%)
CB Escrow Corp. 8.000%, 10/15/25§	15,000	15,187
Riverbed Technology, Inc. 8.875%, 3/1/23§	30,000	28,313

		43,500

Electronic Equipment, Instruments & Components (0.2%)
Arrow Electronics, Inc. 3.875%, 1/12/28	100,000	100,138

Internet Software & Services (0.1%)
eBay, Inc. 2.750%, 1/30/23	45,000	44,605
GTT Communications, Inc. 7.875%, 12/31/24§	40,000	42,300

		86,905

IT Services (0.0%)
Fidelity National Information Services, Inc. 3.625%, 10/15/20	26,000	26,707

Semiconductors & Semiconductor Equipment (0.1%)
Applied Materials, Inc. 4.350%, 4/1/47	45,000	50,424

Software (0.7%)
Genesys Telecommunications Laboratories, Inc. 10.000%, 11/30/24§	55,000	59,950
Microsoft Corp. 4.450%, 11/3/45	50,000	58,685
Oracle Corp. 4.125%, 5/15/45	90,000	96,584
Solera LLC 10.500%, 3/1/24§	25,000	28,172
Sophia LP 9.000%, 9/30/23 (x)§	50,000	52,750
VMware, Inc. 2.950%, 8/21/22	100,000	99,525

		395,666

Total Information Technology		703,340

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT DOUBLELINE DYNAMIC ALLOCATION PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

	Principal Amount	Value (Note 1)
Materials (0.7%)
Chemicals (0.4%)
Ashland LLC 4.750%, 8/15/22	$55,000	$57,303
Hexion, Inc. 10.375%, 2/1/22§	60,000	55,800
Mosaic Co. (The) 4.050%, 11/15/27	100,000	100,245
Platform Specialty Products Corp. 5.875%, 12/1/25§	30,000	29,775

		243,123

Containers & Packaging (0.0%)
Plastipak Holdings, Inc. 6.250%, 10/15/25§	30,000	30,862

Metals & Mining (0.1%)
Vale Overseas Ltd. 5.875%, 6/10/21	30,000	32,742

Paper & Forest Products (0.2%)
Georgia-Pacific LLC 3.600%, 3/1/25§	95,000	97,613

Total Materials		404,340

Real Estate (0.3%)
Equity Real Estate Investment Trusts (REITs) (0.3%)
Boston Properties LP (REIT) 4.125%, 5/15/21	25,000	26,168
Crown Castle International Corp. (REIT) 3.650%, 9/1/27	50,000	49,671
ESH Hospitality, Inc. (REIT) 5.250%, 5/1/25§	60,000	60,600
Simon Property Group LP (REIT) 2.750%, 6/1/23	45,000	44,704

Total Real Estate		181,143

Telecommunication Services (0.9%)
Diversified Telecommunication Services (0.9%)
AT&T, Inc. 5.250%, 3/1/37	125,000	131,954
CCO Holdings LLC 5.000%, 2/1/28§	45,000	43,821
Cincinnati Bell, Inc. 7.000%, 7/15/24§	45,000	44,663
Frontier Communications Corp. 8.500%, 4/15/20 (x)	35,000	29,050
Intelsat Jackson Holdings SA 7.250%, 10/15/20	55,000	51,425
Level 3 Financing, Inc. 5.375%, 1/15/24	60,000	59,925
Orange SA 2.750%, 2/6/19	55,000	55,319
Telesat Canada 8.875%, 11/15/24§	55,000	61,600
Verizon Communications, Inc. 4.400%, 11/1/34	55,000	56,039

Total Telecommunication Services		533,796

Utilities (0.5%)
Electric Utilities (0.5%)
American Electric Power Co., Inc. 3.200%, 11/13/27	15,000	14,893
Exelon Corp. 3.400%, 4/15/26	50,000	50,183
Fortis, Inc. 2.100%, 10/4/21	55,000	53,634
NextEra Energy Capital Holdings, Inc. 3.550%, 5/1/27	30,000	30,506
NextEra Energy Operating Partners LP 4.500%, 9/15/27§	60,000	60,000
Southern Co. (The) 1.850%, 7/1/19	70,000	69,726

Total Utilities		278,942

Total Corporate Bonds		7,907,971

Mortgage-Backed Securities (4.8%)
FHLMC 3.000%, 9/1/46	1,822,349	1,824,841
4.000%, 4/1/47	458,250	479,533
FNMA 3.000%, 4/1/37	470,724	477,674

Total Mortgage-Backed Securities		2,782,048

U.S. Treasury Obligations (11.8%)
U.S. Treasury Bonds 2.750%, 11/15/42	350,000	352,215
3.625%, 8/15/43	260,000	303,449
2.875%, 8/15/45	450,000	461,566
U.S. Treasury Inflation Linked Notes 0.125%, 4/15/22 TIPS	537,558	533,667
U.S. Treasury Notes 0.750%, 10/31/18	690,000	684,286
1.250%, 11/30/18	450,000	447,776
1.125%, 1/15/19	230,000	228,320
1.125%, 9/30/21	160,000	154,388
1.250%, 10/31/21	390,000	377,843
1.750%, 11/30/21	380,000	374,716
2.000%, 12/31/21	370,000	368,179
1.875%, 1/31/22	380,000	376,081
1.750%, 3/31/22	460,000	452,453
2.125%, 7/31/24	200,000	197,633
1.875%, 8/31/24	310,000	301,681
2.125%, 9/30/24	380,000	375,206
2.250%, 10/31/24	260,000	258,791
2.375%, 5/15/27	130,000	129,634
2.250%, 8/15/27	380,000	374,686

Total U.S. Treasury Obligations		6,752,570

Total Long-Term Debt Securities (43.0%) (Cost $24,729,005)		24,672,298

	Number of Shares	Value (Note 1)
COMMON STOCKS:
Consumer Discretionary (3.2%)
Automobiles (0.5%)
General Motors Co.	6,253	256,310

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT DOUBLELINE DYNAMIC ALLOCATION PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

	Number of Shares	Value (Note 1)
Hotels, Restaurants & Leisure (0.3%)
Starbucks Corp.	2,946	$169,189

Internet & Direct Marketing Retail (1.1%)
Amazon.com, Inc.*	382	446,738
JD.com, Inc. (ADR)*	4,948	204,946

		651,684

Media (0.9%)
Discovery Communications, Inc., Class A (x)*	8,411	188,238
Twenty-First Century Fox, Inc., Class A	9,398	324,513

		512,751

Specialty Retail (0.4%)
L Brands, Inc.	3,781	227,692

Total Consumer Discretionary		1,817,626

Consumer Staples (1.8%)
Food & Staples Retailing (1.3%)
CVS Health Corp.	1,769	128,252
Kroger Co. (The)	11,767	323,004
Wal-Mart Stores, Inc.	3,142	310,273

		761,529

Tobacco (0.5%)
Philip Morris International, Inc.	2,504	264,548

Total Consumer Staples		1,026,077

Energy (1.3%)
Energy Equipment & Services (0.3%)
Halliburton Co.	3,314	161,955

Oil, Gas & Consumable Fuels (1.0%)
Apache Corp.	3,451	145,701
Exxon Mobil Corp.	1,006	84,142
Newfield Exploration Co.*	5,904	186,153
Pioneer Natural Resources Co.	907	156,775

		572,771

Total Energy		734,726

Financials (4.1%)
Banks (2.2%)
Citigroup, Inc.	6,854	510,006
JPMorgan Chase & Co.	4,477	478,770
Wells Fargo & Co.	5,019	304,503

		1,293,279

Capital Markets (0.4%)
Intercontinental Exchange, Inc.	3,029	213,726

Diversified Financial Services (0.5%)
Leucadia National Corp.	11,066	293,138

Insurance (1.0%)
Chubb Ltd.	1,591	232,493
MetLife, Inc.	6,619	334,657

		567,150

Total Financials		2,367,293

Health Care (4.1%)
Biotechnology (0.6%)
Amgen, Inc.	1,831	318,411

Health Care Equipment & Supplies (0.6%)
Abbott Laboratories	6,521	372,154

Health Care Providers & Services (0.9%)
Cigna Corp.	1,794	364,344
Express Scripts Holding Co.*	2,002	149,429

		513,773

Pharmaceuticals (2.0%)
AstraZeneca plc (ADR)	7,524	261,083
Bristol-Myers Squibb Co.	4,079	249,961
Novartis AG (ADR)	3,160	265,313
Roche Holding AG (ADR)	3,743	118,204
Sanofi (ADR)	5,430	233,490

		1,128,051

Total Health Care		2,332,389

Industrials (1.5%)
Air Freight & Logistics (0.2%)
FedEx Corp.	549	136,998

Electrical Equipment (0.5%)
Eaton Corp. plc	3,545	280,090

Industrial Conglomerates (0.3%)
General Electric Co.	11,611	202,612

Trading Companies & Distributors (0.5%)
MSC Industrial Direct Co., Inc., Class A	2,786	269,295

Total Industrials		888,995

Information Technology (5.3%)
Communications Equipment (0.6%)
Juniper Networks, Inc.	4,279	121,952
Telefonaktiebolaget LM Ericsson (ADR) (x)	36,199	241,809

		363,761

Internet Software & Services (1.1%)
Alphabet, Inc., Class A*	594	625,720

IT Services (1.8%)
Cognizant Technology Solutions Corp., Class A	4,283	304,179
Leidos Holdings, Inc.	1,220	78,775
PayPal Holdings, Inc.*	5,528	406,971
Visa, Inc., Class A	2,204	251,300

		1,041,225

Semiconductors & Semiconductor Equipment (0.4%)
QUALCOMM, Inc.	4,039	258,577

Software (0.8%)
Microsoft Corp.	1,882	160,986
Oracle Corp.	6,393	302,261

		463,247

Technology Hardware, Storage & Peripherals (0.6%)
Apple, Inc.	1,902	321,875

Total Information Technology		3,074,405

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT DOUBLELINE DYNAMIC ALLOCATION PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

	Number of Shares	Value (Note 1)
Materials (0.4%)
Construction Materials (0.4%)
Cemex SAB de CV (ADR)*	31,823	$238,672

Total Materials		238,672

Telecommunication Services (0.6%)
Diversified Telecommunication Services (0.6%)
Verizon Communications, Inc.	6,612	349,973

Total Telecommunication Services		349,973

Total Common Stocks (22.3%) (Cost $11,729,096)		12,830,156

INVESTMENT COMPANIES:
DoubleLine Floating Rate Fund‡	220,277	2,185,145
DoubleLine Global Bond Fund‡	125,178	1,316,877

Total Investment Companies (6.1%) (Cost $3,465,000)		3,502,022

SHORT-TERM INVESTMENTS:
Investment Company (0.9%)
JPMorgan Prime Money Market Fund, IM Shares	540,379	540,433

	Principal Amount	Value (Note 1)
Repurchase Agreements (1.0%)
Bank of Nova Scotia (The), 1.39%, dated 12/29/17, due 1/2/18, repurchase price $41,315, collateralized by various U.S. Government Treasury Securities, ranging from 0.000%-3.750%, maturing 1/11/18-2/15/47; total market value $42,170. (xx)	$41,309	41,309
Bank of Nova Scotia (The), 1.39%, dated 12/29/17, due 1/2/18, repurchase price $16,738, collateralized by various U.S. Government Treasury Securities, ranging from 0.000%-3.750%, maturing 1/11/18-2/15/47; total market value $17,084. (xx)	16,735	16,735
Bank of Nova Scotia (The), 1.39%, dated 12/29/17, due 1/2/18, repurchase price $28,765, collateralized by various U.S. Government Treasury Securities, ranging from 0.000%-3.750%, maturing 1/11/18-2/15/47; total market value $29,360. (xx)	28,761	28,761
Citigroup Global Markets Ltd., 1.40%, dated 12/29/17, due 1/2/18, repurchase price $35,514, collateralized by various Foreign Government Agency Securities, ranging from 1.625%-2.500%, maturing 3/16/21-7/29/25, U.S. Government Treasury Securities, ranging from 0.875%-7.250%, maturing from 8/15/20-2/15/47; total market value $36,218. (xx)	35,508	35,508
Deutsche Bank AG, 1.81%, dated 12/29/17, due 1/2/18, repurchase price $32,184, collateralized by various Common Stocks, U.S. Government Treasury Securities, ranging from 1.875%-2.250%, maturing 4/30/22-8/15/46; total market value $35,789. (xx)	32,178	$32,178
Deutsche Bank AG, 1.81%, dated 12/29/17, due 1/2/18, repurchase price $17,196, collateralized by various Common Stocks, U.S. Government Treasury Securities, ranging from 1.875%-2.250%, maturing 4/30/22-8/15/46; total market value $19,122. (xx)	17,193	17,193
Deutsche Bank AG, 1.81%, dated 12/29/17, due 1/2/18, repurchase price $15,803, collateralized by various Common Stocks, U.S. Government Treasury Securities, ranging from 1.875%-2.250%, maturing 4/30/22-8/15/46; total market value $17,573. (xx)	15,800	15,800
Deutsche Bank AG, 1.55%, dated 12/29/17, due 1/2/18, repurchase price $40,007, collateralized by various Corporate Bonds, ranging from 1.750%-1.875%, maturing 9/5/19-4/14/22, Foreign Government Agency Securities, ranging from 1.875%-2.000%, maturing 3/15/19-5/2/25; total market value $40,800. (xx)	40,000	40,000
Deutsche Bank AG, 1.81%, dated 12/29/17, due 1/2/18, repurchase price $17,716, collateralized by various Common Stocks, U.S. Government Treasury Securities, ranging from 1.875%-2.250%, maturing 4/30/22-8/15/46; total market value $19,700. (xx)	17,712	17,712
NBC Global Finance Ltd., 1.59%, dated 12/29/17, due 1/2/18, repurchase price $42,803, collateralized by various Common Stocks; total market value $47,606. (xx)	42,795	42,795
NBC Global Finance Ltd., 1.59%, dated 12/29/17, due 1/2/18, repurchase price $40,141, collateralized by various Common Stocks; total market value $44,646. (xx)	40,134	40,134
NBC Global Finance Ltd., 1.59%, dated 12/29/17, due 1/2/18, repurchase price $45,924, collateralized by various Common Stocks; total market value $51,078. (xx)	45,916	45,916

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT DOUBLELINE DYNAMIC ALLOCATION PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

	Principal Amount	Value (Note 1)
RBS Securities, Inc., 1.37%, dated 12/29/17, due 1/2/18, repurchase price $172,274, collateralized by various U.S. Government Treasury Securities, ranging from 1.750%-1.875%, maturing 2/28/22-9/30/22; total market value $175,694. (xx)	$172,248	$172,248

Total Repurchase Agreements		546,289

U.S. Treasury Obligations (22.4%)
U.S. Treasury Bills 1.08%, 1/18/18 (p)	5,000,000	4,997,306
1.17%, 2/1/18 (p)	7,000,000	6,992,738
1.27%, 3/8/18 (p)	450,000	448,942
1.45%, 6/7/18 (p)	460,000	457,100

Total U.S. Treasury Obligations		12,896,086

Total Short-Term Investments (24.3%) (Cost $13,983,831)		13,982,808

Total Investments in Securities (95.7%) (Cost $53,906,932)		54,987,284
Other Assets Less Liabilities (4.3%)		2,458,868

Net Assets (100%)		$57,446,152

*	Non-income producing.
‡	All, or a portion, of the security is an affiliated company as defined under the Investment Company Act of 1940.
§	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold to qualified institutional buyers. At December 31, 2017, the market value of these securities amounted to $5,480,035 or 9.5% of net assets. Securities denoted with “§” but without “b” have been determined to be liquid under the guidelines established by the Board of Trustees. To the extent any securities might provide a right to demand registration, such rights have not been relied upon when determining liquidity.
(e)	Step Bond—Coupon rate increases in increments to maturity. Rate disclosed is as of December 31, 2017. Maturity date disclosed is the ultimate maturity date.
(k)	Variable or floating rate security, linked to the referenced benchmark. The interest rate shown was the current rate as of December 31, 2017.
(l)	Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. The interest rate shown was the current rate as of December 31, 2017.
(p)	Yield to maturity.
(x)	All or a portion of security is on loan at December 31, 2017.
(xx)	At December 31, 2017, the Portfolio had loaned securities with a total value of $533,889. This was secured by cash collateral of $546,289 which was subsequently invested in joint repurchase agreements with a total value of $546,289, as detailed in the Notes to the Financial Statements, for which the Portfolio has a proportionate interest as reported in the Portfolio of Investments as Repurchase Agreements.

Glossary:

ADR	— American Depositary Receipt
CAPE	— Cyclically Adjusted Price Earning
FHLMC	— Federal Home Loan Mortgage Corp.
FNMA	— Federal National Mortgage Association
ICE	— Intercontinental Exchange
LIBOR	— London Interbank Offered Rate
TIPS	— Treasury Inflation Protected Security
USD	— United States Dollar

Investments in companies which were affiliates for the year ended December 31, 2017, were as follows:

Security Description	Shares at December 31, 2017	Market Value December 31, 2016 ($)	Purchases at Cost ($)	Proceeds from Sales ($)	Net Realized Gain (Loss) ($)	Change in Unrealized Appreciation/ (Depreciation) ($)	Market Value December 31, 2017 ($)	Dividend/ Interest Income ($)	Capital Gain Distributions ($)
1290 VT DoubleLine Opportunistic Bond Portfolio (a)	—	—	357,000	(359,771)	2,771	—	—	—	—
1290 VT Equity Income Portfolio (b)	—	813,650	140,000	(990,872)	(48,220)	85,442	—	—	—
1290 VT GAMCO Mergers & Acquisitions Portfolio (c)	—	1,395,938	81,666	(1,514,980)	34,669	2,707	—	—	—
1290 VT GAMCO Small Company Value Portfolio (d)	—	1,581,364	140,000	(1,803,754)	236,361	(153,971)	—	—	—
1290 VT High Yield Bond Portfolio (e)	—	1,673,981	222,500	(1,954,825)	(10,453)	68,797	—	—	—
1290 VT Low Volatility Global Equity Portfolio (f)	—	—	360,000	(369,834)	9,834	—	—	—	—
1290 VT Natural Resources Portfolio (g)	—	1,172,976	81,666	(1,220,781)	(83,161)	49,300	—	—	—
1290 VT Real Estate Portfolio (h)	—	1,121,874	81,666	(1,260,602)	67,888	(10,826)	—	—	—
AXA/AB Small Cap Growth Portfolio	—	2,118,875	163,333	(2,462,806)	28,132	152,466	—	—	—

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT DOUBLELINE DYNAMIC ALLOCATION PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

Investments in companies which were affiliates for the year ended December 31, 2017, were as follows:

Security Description	Shares at December 31, 2017	Market Value December 31, 2016 ($)	Purchases at Cost ($)	Proceeds from Sales ($)	Net Realized Gain (Loss) ($)	Change in Unrealized Appreciation/ (Depreciation) ($)	Market Value December 31, 2017 ($)	Dividend/ Interest Income ($)	Capital Gain Distributions ($)
AXA/Janus Enterprise Portfolio	—	79,705	5,833	(93,454)	(2,080)	9,996	—	—	—
AXA/Loomis Sayles Growth Portfolio	—	1,008,257	—	(1,124,441)	209,924	(93,740)	—	—	—
DoubleLine Floating Rate Fund	220,277	—	2,190,000	—	—	(4,855)	2,185,145	45,398	—
DoubleLine Global Bond Fund	125,178	—	1,275,000	—	—	41,877	1,316,877	8,138	—
EQ/BlackRock Basic Value Equity Portfolio	—	2,072,612	157,499	(2,237,272)	256,594	(249,433)	—	—	—
EQ/Emerging Markets Equity PLUS Portfolio	—	571,366	35,000	(689,143)	49,707	33,070	—	—	—
EQ/Global Bond PLUS Portfolio	—	5,065,255	443,332	(5,644,566)	(202,438)	338,417	—	—	—
EQ/Intermediate Government Bond Portfolio	—	775,463	152,500	(933,436)	(4,099)	9,572	—	—	—
EQ/International Equity Index Portfolio	—	792,175	70,000	(940,395)	(1,110)	79,330	—	—	—
EQ/Invesco Comstock Portfolio	—	1,510,533	140,000	(1,692,186)	170,451	(128,798)	—	—	—
EQ/JPMorgan Value Opportunities Portfolio	—	1,226,081	—	(1,285,031)	266,427	(207,477)	—	—	—
EQ/MFS International Growth Portfolio	—	2,165,573	174,999	(2,613,438)	159,057	113,809	—	—	—
EQ/PIMCO Global Real Return Portfolio	—	2,219,791	263,333	(2,520,858)	35,292	2,442	—	—	—
EQ/PIMCO Ultra Short Bond Portfolio	—	1,608,840	128,333	(1,749,955)	9,656	3,126	—	—	—
EQ/T. Rowe Price Growth Stock Portfolio	—	1,749,799	122,500	(2,126,986)	451,739	(197,052)	—	—	—
Multimanager Core Bond Portfolio	—	1,331,601	37,972	(1,378,830)	(12,116)	21,373	—	8,807	—

Total		32,055,709	6,824,132	(36,968,216)	1,624,825	(34,428)	3,502,022	62,343	—

(a)	Formerly known as AXA/DoubleLine Opportunistic Core Plus Bond Portfolio.
(b)	Formerly known as EQ/Boston Advisors Equity Income Portfolio.
(c)	Formerly known as EQ/GAMCO Mergers and Acquisitions Portfolio.
(d)	Formerly known as EQ/GAMCO Small Company Value Portfolio.
(e)	Formerly known as EQ/High Yield Bond Portfolio.
(f)	Formerly known as EQ/Low Volatility Global ETF Portfolio.
(g)	Formerly known as AXA Natural Resources Portfolio.
(h)	Formerly known as AXA Real Estate Portfolio.

OTC Total return swap contracts outstanding as of December 31, 2017 (Note 1):

Reference Entity	Payments Made by Portfolio	Payments Received by Portfolio	Frequency of Payments Made/ Received	Counterparty	Maturity Date	Notional Amount	Value and Unrealized Appreciation (Depreciation) ($)
Shiller Barclays CAPE US Sector ER USD Index	0.47% and decrease in total return of index	Increase in total return of index	At maturity	Barclays Bank plc	1/16/2018	USD 12,800,000	21,015

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT DOUBLELINE DYNAMIC ALLOCATION PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2017:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Asset-Backed Securities	$—	$3,556,923	$—	$3,556,923
Collateralized Mortgage Obligations	—	3,672,786	—	3,672,786
Common Stocks
Consumer Discretionary	1,817,626	—	—	1,817,626
Consumer Staples	1,026,077	—	—	1,026,077
Energy	734,726	—	—	734,726
Financials	2,367,293	—	—	2,367,293
Health Care	2,332,389	—	—	2,332,389
Industrials	888,995	—	—	888,995
Information Technology	3,074,405	—	—	3,074,405
Materials	238,672	—	—	238,672
Telecommunication Services	349,973	—	—	349,973
Corporate Bonds
Consumer Discretionary	—	1,294,416	—	1,294,416
Consumer Staples	—	649,557	—	649,557
Energy	—	1,038,692	—	1,038,692
Financials	—	1,256,530	—	1,256,530
Health Care	—	793,532	—	793,532
Industrials	—	773,683	—	773,683
Information Technology	—	703,340	—	703,340
Materials	—	404,340	—	404,340
Real Estate	—	181,143	—	181,143
Telecommunication Services	—	533,796	—	533,796
Utilities	—	278,942	—	278,942
Investment Companies	3,502,022	—	—	3,502,022
Mortgage-Backed Securities	—	2,782,048	—	2,782,048
Short-Term Investments
Investment Company	540,433	—	—	540,433
Repurchase Agreements	—	546,289	—	546,289
U.S. Treasury Obligations	—	12,896,086	—	12,896,086
Total Return Swaps	—	21,015	—	21,015
U.S. Treasury Obligations	—	6,752,570	—	6,752,570

Total Assets	$16,872,611	$38,135,688	$—	$55,008,299

Total Liabilities	$—	$—	$—	$—

Total	$16,872,611	$38,135,688	$—	$55,008,299

There were no transfers between Levels 1, 2 or 3 during the year ended December 31, 2017.

Fair Values of Derivative Instruments as of December 31, 2017:

	Statement of Assets and Liabilities
Derivatives Not Accounted for as Hedging Instrument^	Asset Derivatives	Fair Value
Equity contracts	Receivables, Net assets – Unrealized appreciation	$21,015

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT DOUBLELINE DYNAMIC ALLOCATION PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2017:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Swaps
Equity contracts	$976,157

Amount of Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Swaps
Equity contracts	$21,015

^ The Portfolio held swap contracts as a substitute for investing in conventional securities.

The Portfolio held swap contracts with an average notional value of approximately $12,225,000 for eight months during the year ended December 31, 2017.

The following table presents the Portfolio’s gross derivative assets and liabilities by counterparty net of amounts available for offset under netting arrangements and any related collateral received or pledged by the Portfolio as of December 31, 2017:

Counterparty	Gross Amount of Derivative Assets Presented in the Statement of Assets and Liabilities (a)	Derivatives Available for Offset	Financial Instruments Received		Net Amount Due from Counterparty
Barclays Bank plc	$21,015	$—	$(21,015	)*	$—

*	The table above does not include the additional financial instruments received by the counterparty. Total additional instrument received was $278,213.
(a)	For financial reporting purposes the Portfolio does not offset derivative assets and derivative liabilities subject to master netting arrangements in the Statement of Assets and Liabilities.

Investment security transactions for the year ended December 31, 2017 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$48,110,766
Long-term U.S. government debt securities	16,992,874

$65,103,640

Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$54,761,659
Long-term U.S. government debt securities	10,232,270

$64,993,929

As of December 31, 2017, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments in securities and derivative instruments, if applicable, for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$1,611,800
Aggregate gross unrealized depreciation	(526,207)

Net unrealized appreciation	$1,085,593

Federal income tax cost of investments in securities and derivative instruments, if applicable	$53,922,706

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT DOUBLELINE DYNAMIC ALLOCATION PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2017

ASSETS
Investments in Securities, at value (x):
Affiliated Issuers (Cost $3,465,000)	$3,502,022
Unaffiliated Issuers (Cost $49,895,643)	50,938,973
Repurchase Agreements (Cost $546,289)	546,289
Cash	2,917,511
Dividends, interest and other receivables	155,074
Receivable for securities sold	136,775
Market Value on OTC swap contracts	21,015
Securities lending income receivable	237
Other assets	171

Total assets	58,218,067

LIABILITIES
Payable for return of collateral on securities loaned	546,289
Payable for securities purchased	136,404
Investment management fees payable	37,271
Distribution fees payable – Class IB	9,459
Administrative fees payable	4,739
Trustees’ fees payable	26
Accrued expenses	37,727

Total liabilities	771,915

NET ASSETS	$57,446,152

Net assets were comprised of:
Paid in capital	$55,903,573
Accumulated undistributed net investment income (loss)	—
Accumulated undistributed net realized gain (loss)	441,212
Net unrealized appreciation (depreciation)	1,101,367

Net assets	$57,446,152

Class IB
Net asset value, offering and redemption price per share, $44,809,014 / 3,892,428 shares outstanding (unlimited amount authorized: $0.01 par value)	$11.51

Class K
Net asset value, offering and redemption price per share, $12,637,138 / 1,097,698 shares outstanding (unlimited amount authorized: $0.01 par value)	$11.51

(x)	Includes value of securities on loan of $533,889.

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2017

INVESTMENT INCOME
Interest	$520,927
Dividends ($62,343 of dividend income received from affiliates)	261,081
Securities lending (net)	11,304

Total income	793,312

EXPENSES
Investment management fees	287,716
Professional fees	251,058
Distribution fees – Class IB	100,851
Administrative fees	53,047
Custodian fees	48,500
Printing and mailing expenses	32,053
Trustees’ fees	1,057
Miscellaneous	717

Gross expenses	774,999
Less: Waiver from investment manager	(268,098)
Reimbursement from sub-adviser	(13,575)

Net expenses	493,326

NET INVESTMENT INCOME (LOSS)	299,986

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Investments in securities ($1,624,825 of realized gain (loss) from affiliates)	1,795,680
Swaps	976,157

Net realized gain (loss)	2,771,837

Change in unrealized appreciation (depreciation) on:
Investments in securities ($(34,428) of change in unrealized appreciation (depreciation) from affiliates)	1,157,493
Swaps	21,015

Net change in unrealized appreciation (depreciation)	1,178,508

NET REALIZED AND UNREALIZED GAIN (LOSS)	3,950,345

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$4,250,331

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT DOUBLELINE DYNAMIC ALLOCATION PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2017	2016
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$299,986	$462,670
Net realized gain (loss)	2,771,837	401,185
Net change in unrealized appreciation (depreciation)	1,178,508	1,770,674

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	4,250,331	2,634,529

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income
Class IB	(243,419)	(500,482)
Class K	(98,907)	(16,458)

	(342,326)	(516,940)

Distributions from net realized capital gains
Class IB	(2,121,490)	(256,119)
Class K	(600,296)	(7,928)

	(2,721,786)	(264,047)

TOTAL DIVIDENDS AND DISTRIBUTIONS	(3,064,112)	(780,987)

CAPITAL SHARES TRANSACTIONS:
Class IB
Capital shares sold [ 886,654 and 1,169,427 shares, respectively ]	10,294,950	12,654,671
Capital shares issued in reinvestment of dividends and distributions [ 205,530 and 67,678 shares, respectively ]	2,364,909	756,601
Capital shares repurchased [ (343,478) and (458,041) shares, respectively ]	(3,988,807)	(5,017,496)

Total Class IB transactions	8,671,052	8,393,776

Class K
Capital shares sold [ 1,000,030 and 36,726 shares, respectively ]	11,621,435	400,779
Capital shares issued in reinvestment of dividends and distributions [ 60,764 and 2,181 shares, respectively ]	699,203	24,386
Capital shares repurchased [ (51,345) and (63,473) shares, respectively ]	(593,041)	(693,161)

Total Class K transactions	11,727,597	(267,996)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	20,398,649	8,125,780

TOTAL INCREASE (DECREASE) IN NET ASSETS	21,584,868	9,979,322
NET ASSETS:
Beginning of year	35,861,284	25,881,962

End of year (a)	$57,446,152	$35,861,284

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$—	$6,877

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT DOUBLELINE DYNAMIC ALLOCATION PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class IB	2017		2016	2015	2014	2013
Net asset value, beginning of year	$11.10		$10.45	$11.07	$11.08	$10.18

Income (loss) from investment operations:
Net investment income (loss) (e)(x)	0.06		0.16	0.09	0.22	0.24
Net realized and unrealized gain (loss)	1.00		0.74	(0.50)	0.06 †	0.90

Total from investment operations	1.06		0.90	(0.41)	0.28	1.14

Less distributions:
Dividends from net investment income	(0.07)		(0.16)	(0.09)	(0.19)	(0.15)
Distributions from net realized gains	(0.58)		(0.09)	(0.12)	(0.10)	(0.09)

Total dividends and distributions	(0.65)		(0.25)	(0.21)	(0.29)	(0.24)

Net asset value, end of year	$11.51		$11.10	$10.45	$11.07	$11.08

Total return	9.53%		8.62%	(3.70)%	2.46%	11.18%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$44,809		$34,882	$24,703	$15,490	$4,385
Ratio of expenses to average net assets:
After waivers and reimbursements (f)	1.05%		0.64%	0.65%	0.59%	0.35%
Before waivers and reimbursements (f)	1.61%		1.01%	1.31%	2.18%	6.50%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (f)(x)	0.50%		1.49%	0.83%	1.91%	2.17%
Before waivers and reimbursements (f)(x)	(0.06)%		1.11%	0.17%	0.32%	(3.98)%
Portfolio turnover rate^	175	%(h)	15%	25%	16%	65%

	Year Ended December 31,
Class K	2017		2016	2015	2014	2013
Net asset value, beginning of year	$11.10		$10.45	$11.07	$11.08	$10.18

Income (loss) from investment operations:
Net investment income (loss) (e)(x)	0.14		0.15	0.10	0.16	0.17
Net realized and unrealized gain (loss)	0.95		0.78	(0.48)	0.15 †	1.00

Total from investment operations	1.09		0.93	(0.38)	0.31	1.17

Less distributions:
Dividends from net investment income	(0.10)		(0.19)	(0.12)	(0.22)	(0.18)
Distributions from net realized gains	(0.58)		(0.09)	(0.12)	(0.10)	(0.09)

Total dividends and distributions	(0.68)		(0.28)	(0.24)	(0.32)	(0.27)

Net asset value, end of year	$11.51		$11.10	$10.45	$11.07	$11.08

Total return	9.79%		8.89%	(3.46)%	2.72%	11.46%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$12,637		$979	$1,179	$1,362	$1,460
Ratio of expenses to average net assets:
After waivers and reimbursements (f)	0.81%		0.39%	0.40%	0.30%	0.10%
Before waivers and reimbursements (f)	1.49%		0.77%	1.06%	2.10%	6.78%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (f)(x)	1.19%		1.40%	0.87%	1.39%	1.54%
Before waivers and reimbursements (f)(x)	0.52%		1.02%	0.21%	(0.42)%	(5.14)%
Portfolio turnover rate^	175	%(h)	15%	25%	16%	65%
†	The amount shown for a share outstanding throughout the period does not accord with the aggregate net income and/or gain on investments for that period because of the timing of sales and repurchases of the Portfolio shares in relation to fluctuating market value of the investments in the Portfolio.
^	Portfolio turnover rate excludes derivatives, if any.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.
(h)	Change in investment strategy resulted in higher portfolio turnover.
(x)	Recognition of net investment income is affected by the timing of dividend declarations by the underlying funds in which the Portfolio invests.

See Notes to Financial Statements.

1290 VT DOUBLELINE OPPORTUNISTIC BOND PORTFOLIO (Unaudited)

INVESTMENT MANAGER

➢	AXA Equitable Funds Management Group, LLC

INVESTMENT SUB-ADVISER

➢	DoubleLine Capital LP

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/17
	1 Year	Since Incept.
Portfolio – Class IB Shares*	3.93%	2.41%
Portfolio – Class K Shares*	4.19	2.67
Bloomberg Barclays U.S. Aggregate Bond Index	3.54	2.05
* Date of inception 5/1/15. Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned 3.93% for the year ended December 31, 2017. This compares to the Portfolio’s benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index, which returned 3.54% over the same period.

Portfolio Highlights

Overall, 2017 was positive for risk assets with allocations to High Yield and Emerging Markets posting the strongest returns. At the end of both February and August the allocation to U.S. Treasuries was trimmed and allocated to credit sectors. All sectors within the Portfolio posted positive 1-year returns and a majority of the credit sectors outperformed the 1-year return of the Bloomberg Barclays U.S. Aggregate Bond Index. Emerging Market debt (EM) was the best performing sector on the year, the bulk coming during a rally in both rates and spreads through September. In the third quarter, the EM portfolio began taking a more defensive position, helping to secure these gains. Thematically, global demand from investors for EM assets drove price action and spreads to levels not seen since 2007.

Investment Grade (IG) and High Yield (HY) Corporates were both positive contributors to the Portfolio over this period. Within IG and HY, the reach for yield continued with lower rated bonds continuing to outperform higher rated bonds. The industrial sector continued to be a strong performer, specifically, within metals and mining as commodity prices have rebounded significantly from the lows seen in 2016.

Collateralized Loan Obligations and Bank Loans were both positive contributors in 2017, benefiting from a continued tightening in credit spreads on the back of stable/improving fundamentals. Demand for both sectors continued to benefit from a market digesting the idea of higher rates and desiring coupon income to offset potential price declines.

Commercial Mortgage Backed Securities (CMBS) were also a positive contributor on the same theme of spread tightening in credit sensitive sectors. In particular, the CMBS team was able to find outperforming Single-A rated and Interest Only securities that tightened significantly relative to the sector as a whole.

Portfolio Positioning and Outlook — DoubleLine Capital LP

At the current state of the cycle, there are not any sectors in the market that stand out as obviously cheap to us. We believe that the credit cycle is getting long in the tooth and because of this we prefer to stay higher in quality. Additionally, the Federal Reserve has signaled a desire to raise rates three times in 2018, while the market is currently projecting two increases. We believe that a combination of higher rates and limited upside to spread products at current levels merits slightly defensive positioning. The result is staying shorter in duration and higher in credit quality relative to other points in the cycle.

1290 VT DOUBLELINE OPPORTUNISTIC BOND PORTFOLIO (Unaudited)

Portfolio Characteristics As of December 31, 2017
Weighted Average Life (Years)	6.52
Weighted Average Coupon (%)	3.22
Weighted Average Effective Duration (Years)*	4.47
Weighted Average Rating**	A3

*  Effective duration is a measure of the price sensitivity of the Portfolio to interest rate movements, taking into account specific features of the securities in which it invests.

** Weighted Average Rating has been provided by the Investment Sub-Adviser. A credit rating is an assessment provided by a nationally recognized statistical rating organization (NRSRO) of the creditworthiness of an issuer with respect to debt obligations, including specific securities, money market instruments or other debts. Ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest); ratings are subject to change without notice.

Sector Weightings as of December 31, 2017	% of Net Assets
U.S. Treasury Obligations	36.8%
Collateralized Mortgage Obligation	13.4
Asset-Backed Securities	8.2
Financials	7.2
Investment Company	4.5
Energy	4.4
Mortgage-Backed Securities	4.1
Foreign Government Securities	3.2
Commercial Mortage-Backed Securities	2.6
Industrials	2.3
Consumer Discretionary	2.1
Utilities	1.9
Consumer Staples	1.8
Telecommunication Services	1.6
Information Technology	1.4
Health Care	1.0
Materials	0.9
Real Estate	0.8
Repurchase Agreements	0.8
Municipal Bonds	0.0 #
Cash and Other	1.0

100.0%

#	Less than 0.05%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees (in the case of Class IB shares of the Portfolio), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2017 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/17	Ending Account Value 12/31/17	Expenses Paid During Period* 7/1/17 - 12/31/17
Class IB
Actual	$1,000.00	$1,011.49	$5.23
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.01	5.25
Class K
Actual	1,000.00	1,013.00	3.96
Hypothetical (5% average annual return before expenses)	1,000.00	1,021.27	3.97

*  Expenses are equal to the Portfolio’s Class IB and Class K shares annualized expense ratios of 1.03% and 0.78%, respectively, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

EQ ADVISORS TRUST

1290 VT DOUBLELINE OPPORTUNISTIC BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2017

	Principal Amount	Value (Note 1)

LONG-TERM DEBT SECURITIES:
Asset-Backed Securities (8.2%)
ALM XII Ltd.,
Series 2015-12A C1R 4.559%, 4/16/27 (l)§	$500,000	$502,796
Apidos CLO XXI,
Series 2015-21A C 4.904%, 7/18/27 (l)§	500,000	504,409
Series 2015-21A D 6.904%, 7/18/27 (l)§	250,000	252,105
Atrium IX,
Series 9A DR 5.068%, 5/28/30 (l)§	500,000	511,339
Babson CLO Ltd.,
Series 2015-2A DR 4.313%, 10/20/30 (l)§	500,000	503,937
Barings CLO Ltd.,
Series 2017-1A D 4.881%, 7/18/29 (l)§	500,000	509,410
BlueMountain CLO Ltd.,
Series 2015-2A D 4.904%, 7/18/27 (l)§	250,000	251,782
Series 2016-2A C 5.536%, 8/20/28 (l)§	500,000	507,279
Canyon Capital CLO Ltd.,
Series 2017-1A D 4.855%, 7/15/30 (l)§	500,000	508,516
Carlyle Global Market Strategies CLO Ltd.,
Series 2016-2A D2 7.809%, 7/15/27 (l)§	600,000	611,876
Coinstar Funding LLC,
Series 2017-1A A2 5.216%, 4/25/47§	497,500	516,245
Dryden 34 Senior Loan Fund,
Series 2014-34A DR 4.759%, 10/15/26 (l)§	500,000	500,879
ECAF I Ltd.,
Series 2015-1A A1 3.473%, 6/15/40§	272,963	275,096
Flagship Credit Auto Trust,
Series 2017-4 C 2.920%, 11/15/23§	500,000	498,159
Fremont Home Loan Trust,
Series 2006-D 1A1 1.692%, 11/25/36 (l)	7,204,270	5,044,030
GCAT LLC,
Series 2017-1 A1 3.375%, 3/25/47 (e)§	875,004	875,707
Gilbert Park CLO Ltd.,
Series 2017-1A D 4.315%, 10/15/30 (l)§	500,000	503,869
Invitation Homes Trust,
Series 2017-SFR2 E 3.741%, 12/17/36 (l)§	200,000	201,846
Lendmark Funding Trust,
Series 2017-1A A 2.830%, 1/22/24§	250,000	249,347
Long Point Park CLO Ltd.,
Series 2017-1A C 4.086%, 1/17/30 (l)(r)§	500,000	500,462
MP CLO VI Ltd.,
Series 2014-2A DR 4.859%, 1/15/27 (l)§	500,000	501,251

NP SPE II LLC,
Series 2017-1A A1 3.372%, 10/21/47§	693,784	689,455
Octagon Investment Partners 31 Ltd.,
Series 2017-1A D 5.063%, 7/20/30 (l)§	500,000	509,451
Octagon Investment Partners 34 Ltd.,
Series 2017-1A D 3.980%, 1/20/30 (l)§	500,000	501,482
OneMain Financial Issuance Trust,
Series 2015-1A A 3.190%, 3/18/26§	411,000	413,088
Series 2015-2A A 2.570%, 7/18/25§	66,819	66,768
SBA Tower Trust, 3.168%, 4/11/22§	250,000	247,037
SoFi Consumer Loan Program LLC,
Series 2017-2 A 3.280%, 2/25/26§	167,667	168,739
Springleaf Funding Trust,
Series 2017-AA A 2.680%, 7/15/30§	250,000	247,876
TAL Advantage VI LLC,
Series 2017-1A A 4.500%, 4/20/42	562,416	576,769
TCI-Cent Clo Income Note Issuer Ltd.,
Series 2017-1A C 5.017%, 7/25/30 (l)§	500,000	508,976
Thacher Park CLO Ltd.,
Series 2014-1A D1R 4.763%, 10/20/26 (l)§	500,000	501,180
THL Credit Wind River CLO Ltd.,
Series 2014-1A DR 4.854%, 4/18/26 (l)§	500,000	500,849
Series 2014-2A DR 0.000%, 1/15/31 (l)§	500,000	500,000
Series 2014-2A ER 0.000%, 1/15/31 (l)§	500,000	500,000
Series 2015-2A ER 6.915%, 10/15/27 (l)§	500,000	501,532
Series 2017-1A D 5.104%, 4/18/29 (l)§	250,000	254,474
Series 2017-3A D 4.389%, 10/15/30 (l)§	500,000	505,007
Thunderbolt Aircraft Lease Ltd.,
Series 2017-A A 4.212%, 5/17/32 (e)§	958,333	984,302
Venture XII CLO Ltd.,
Series 2012-12A DR 5.017%, 2/28/26 (l)§	500,000	501,061
Venture XVII CLO Ltd.,
Series 2014-17A CR 3.559%, 7/15/26 (l)§	250,000	250,679
VOLT LV LLC,
Series 2017-NPL2 A1 3.500%, 3/25/47 (e)§	744,079	744,888
Voya CLO Ltd.,
Series 2017-3A C 4.868%, 7/20/30 (l)§	500,000	509,945

Total Asset-Backed Securities		24,513,898

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT DOUBLELINE OPPORTUNISTIC BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

	Principal Amount	Value (Note 1)

Collateralized Mortgage Obligations (13.4%)
Alternative Loan Trust,
Series 2005-69 A1 2.063%, 12/25/35 (l)	$986,794	$942,474
Series 2006-19CB A15 6.000%, 8/25/36	357,101	317,670
Banc of America Funding Trust,
Series 2005-6 1A8 6.000%, 10/25/35	468,652	453,648
Series 2007-5 3A1 6.000%, 7/25/37	3,325,650	2,712,288
CHL Mortgage Pass-Through Trust,
Series 2006-J4 A5 6.250%, 9/25/36	631,101	519,731
Series 2007-14 A18 6.000%, 9/25/37	2,840,021	2,583,401
Series 2007-HY1 1A1 3.557%, 4/25/37 (l)	490,155	481,548
Series 2007-HY1 2A1 3.348%, 3/25/37 (l)	276,439	269,382
Citigroup Mortgage Loan Trust,
Series 2006-AR2 1A2 3.596%, 3/25/36 (l)	794,590	783,582
Series 2006-AR7 2A3A 3.605%, 11/25/36 (l)	1,587,578	1,499,460
CSMC Mortgage-Backed Trust,
Series 2006-5 3A1 6.500%, 6/25/36	5,964,720	3,096,341
FHLMC,
Series 3998 AZ 4.000%, 2/15/42	1,672,198	1,760,873
Series 4444 CZ 3.000%, 2/15/45	544,301	515,440
Series 4471 GA 3.000%, 2/15/44	732,993	732,995
Series 4483 CA 3.000%, 6/15/44	445,954	446,980
Series 4673 NT 3.500%, 9/15/43	2,550,908	2,588,090
Series 4750 PA 3.000%, 7/15/46	2,000,000	2,006,094
First Horizon Alternative Mortgage Securities Trust,
Series 2006-FA3 A6 6.000%, 7/25/36	4,175,202	3,564,636
First Horizon Mortgage Pass-Through Trust,
Series 2006-2 1A3 6.000%, 8/25/36	375,010	334,136
FNMA,
Series 2013-18 CD 1.500%, 10/25/27	1,261,793	1,224,583
Series 2015-42 CA 3.000%, 3/25/44	1,255,878	1,267,599
Series 2015-9 HA 3.000%, 1/25/45	537,895	541,528
GreenPoint Mortgage Funding Trust,
Series 2007-AR2 1A3 1.792%, 4/25/47 (l)	5,534,318	5,092,001
RALI Trust,
Series 2007-QS8 A10 6.000%, 6/25/37	2,288,287	2,073,428

RFMSI Trust,
Series 2006-S6 A14 6.000%, 7/25/36	500,865	487,250
SG Residential Mortgage Trust,
Series 2017-1 A1 3.709%, 4/25/47 (l)§	1,914,441	1,918,489
Suntrust Alternative Loan Trust,
Series 2005-1F 2A8 6.000%, 12/25/35	409,893	404,205
Wells Fargo Alternative Loan Trust,
Series 2007-PA2 1A1 6.000%, 6/25/37	506,132	504,570
Wells Fargo Mortgage Backed Securities Trust,
Series 2005-AR16 6A3 3.446%, 10/25/35 (l)	1,117,283	1,123,375

Total Collateralized Mortgage Obligations		40,245,797

Commercial Mortgage-Backed Securities (2.6%)
BBCMS Mortgage Trust,
Series 2017-C1 XA 1.524%, 2/15/50 IO (l)	994,767	103,376
CFCRE Commercial Mortgage Trust,
Series 2016-C3 XA 1.073%, 1/10/48 IO (l)	984,139	67,267
Series 2016-C7 A3 3.839%, 12/10/54	92,000	95,844
Chicago Skyscraper Trust,
Series 2017-SKY B 2.577%, 2/15/30 (l)§	71,000	71,090
Chicago Skyscraper Trust 2017 SKY,
Series 2017-SKY C 2.727%, 2/15/30 (l)§	39,000	39,098
Citigroup Commercial Mortgage Trust,
Series 2015-GC35 XA 0.889%, 11/10/48 IO (l)	838,978	39,399
Series 2016-P4 A4 2.902%, 7/10/49	89,000	87,732
Series 2016-P4 XA 2.007%, 7/10/49 IO (l)	991,411	121,704
Series 2016-P6 A5 3.720%, 12/10/49 (l)	73,000	76,348
Series 2016-SMPL D 3.520%, 9/10/31§	91,000	89,745
COMM Mortgage Trust,
Series 2012-CR4 D 4.575%, 10/15/45 (l)§	128,000	106,643
Series 2013-CR10 XA 0.886%, 8/10/46 IO (l)	2,102,582	63,732
Series 2015-CR22 D 4.123%, 3/10/48 (l)§	140,000	118,588
Series 2015-CR23 D 4.254%, 5/10/48 (l)	140,000	116,600
Series 2015-CR26 B 4.493%, 10/10/48 (l)	100,000	105,386
Series 2015-CR26 XA 1.041%, 10/10/48 IO (l)	1,281,514	74,940
Series 2015-LC23 C 4.646%, 10/10/48 (l)	64,000	66,667
Series 2016-DC2 XA 1.062%, 2/10/49 IO (l)	986,085	62,513

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT DOUBLELINE OPPORTUNISTIC BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

	Principal Amount	Value (Note 1)

Series 2016-GCT E 3.461%, 8/10/29 (l)§	$180,000	$176,545
Commercial Mortgage Pass-Through Certificates,
Series 2016-CR28 C 4.647%, 2/10/49 (l)	73,000	72,586
CSAIL Commercial Mortgage Trust,
Series 2015-C1 XA 0.940%, 4/15/50 IO (l)	1,521,686	73,386
Series 2015-C2 AS 3.849%, 6/15/57 (l)	140,000	143,156
Series 2015-C4 C 4.584%, 11/15/48 (l)	64,000	64,218
DBCG Mortgage Trust,
Series 2017-BBG B 2.327%, 6/15/34 (l)§	350,000	349,999
FHLMC Multifamily Structured Pass-Through Certificates,
Series K050 A2 3.334%, 8/25/25 (l)	50,000	52,005
Series K722 X1 1.311%, 3/25/23 IO (l)	993,456	54,197
FNMA ACES,
Series 2016-M3 A 2 2.702%, 2/25/26	67,000	66,090
GE Commercial Mortgage Corp. Trust,
Series 2007-C1 AM 5.606%, 12/10/49 (l)	85,700	87,159
GS Mortgage Securities Corp. II,
Series 2013-GC10 XA 1.557%, 2/10/46 IO (l)	1,370,418	83,866
GS Mortgage Securities Trust,
Series 2014-GC20 XA 1.005%, 4/10/47 IO (l)	1,710,266	83,682
Series 2014-GC26 D 4.510%, 11/10/47 (l)§	375,000	323,665
JP Morgan Chase Commercial Mortgage Securities Trust,
Series 2006-LDP9 AM 5.372%, 5/15/47	69,128	69,407
Series 2007-C1 AM 5.946%, 2/15/51 (l)	93,193	93,112
Series 2007-LD11 AM 6.009%, 6/15/49 (l)	29,133	29,763
Series 2007-LDPX AM 5.464%, 1/15/49 (l)	113,544	113,825
Series 2015-JP1 XA 1.138%, 1/15/49 IO (l)	986,162	52,693
Series 2016-JP2 B 3.460%, 8/15/49	28,000	27,416
Series 2016-JP2 C 3.794%, 8/15/49 (l)	22,000	21,416
Series 2016-JP2 XA 1.857%, 8/15/49 IO (l)	291,634	35,315
Series 2016-WPT E 6.477%, 10/15/33 (l)§	92,000	92,920
JPMBB Commercial Mortgage Securities Trust,
Series 2014-C21 XA 1.068%, 8/15/47 IO (l)	1,413,622	74,422
Series 2015-C27 D 3.844%, 2/15/48 (l)§	347,000	286,357

Series 2015-C28 C 4.237%, 10/15/48 (l)	400,000	381,229
Series 2015-C32 C 4.668%, 11/15/48 (l)	105,000	104,539
Series 2016-C1 C 4.747%, 3/15/49 (l)	66,000	68,552
JPMDB Commercial Mortgage Securities Trust,
Series 2016-C2 XA 1.703%, 6/15/49 IO (l)	991,583	90,247
LCCM,
Series 2017-LC26 C 4.706%, 7/12/50§	400,000	396,252
LSTAR Commercial Mortgage Trust,
Series 2016-4 C 4.549%, 3/10/49 (l)§	72,000	67,167
Morgan Stanley Bank of America Merrill Lynch Trust,
Series 2014-C19 C 4.000%, 12/15/47	125,000	119,640
Series 2015-C20 C 4.462%, 2/15/48 (l)	125,000	124,264
Series 2015-C26 D 3.060%, 10/15/48§	100,000	82,345
Series 2016-C32 A4 3.720%, 12/15/49	76,000	79,450
Morgan Stanley Capital I Trust,
Series 2007-HQ11 AJ 5.508%, 2/12/44 (l)	23,609	23,600
Series 2015-UBS8 XA 0.958%, 12/15/48 IO (l)	1,080,597	62,527
Series 2015-XLF2 AFSC 4.477%, 8/15/26 (l)§	65,000	64,677
Series 2016-UB11 XA 1.664%, 8/15/49 IO (l)	978,825	94,698
Series 2017-PRME D 4.877%, 2/15/34 (l)§	73,000	72,886
MSCG Trust,
Series 2016-SNR C 5.205%, 11/15/34§	92,000	93,417
PFP Ltd.,
Series 2017-3 A 2.482%, 1/14/35 (l)§	73,348	73,373
Series 2017-3 AS 2.732%, 1/14/35 (l)§	65,000	64,926
Series 2017-3 B 3.182%, 1/14/35 (l)§	37,000	37,020
Series 2017-3 C 3.932%, 1/14/35 (l)§	39,000	38,299
SG Commercial Mortgage Securities Trust,
Series 2016-C5 XA 2.017%, 10/10/48 IO (l)	637,790	74,855
Sutherland Commercial Mortgage Loans LLC,
Series 2015-SBC4 A 4.000%, 6/25/39§	23,750	23,893
Wells Fargo Commercial Mortgage Trust,
Series 2014-LC16 D 3.938%, 8/15/50§	150,000	124,244

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT DOUBLELINE OPPORTUNISTIC BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

	Principal Amount	Value (Note 1)

Series 2015-C28 C 4.132%, 5/15/48 (l)	$140,000	$137,194
Series 2015-C30 XA 0.958%, 9/15/58 IO (l)	7,282,402	411,877
Series 2015-C31 C 4.611%, 11/15/48 (l)	105,000	109,345
Series 2015-C31 XA 1.095%, 11/15/48 IO (l)	1,228,272	77,941
Series 2015-LC22 C 4.541%, 9/15/58 (l)	50,000	50,371
Series 2015-P2 A4 3.809%, 12/15/48	66,000	69,369
Series 2015-P2 XA 1.021%, 12/15/48 IO (l)	990,213	56,271
Series 2016-C32 C 4.721%, 1/15/59 (l)	51,000	48,807
Series 2016-NXS6 XA 1.654%, 11/15/49 IO (l)	989,519	95,050
Series 2017-RC1 XA 1.565%, 1/15/60 IO (l)	1,222,045	122,836
WFRBS Commercial Mortgage Trust,
Series 2014-C21 XA 1.128%, 8/15/47 IO (l)	2,884,644	148,039

Total Commercial Mortgage-Backed Securities		7,723,072

Corporate Bonds (25.4%)
Consumer Discretionary (2.1%)
Auto Components (0.1%)
Dana Financing Luxembourg Sarl 5.750%, 4/15/25§	170,000	179,137
Delphi Technologies plc 5.000%, 10/1/25§	225,000	227,543

		406,680

Automobiles (0.2%)
Ford Motor Co. 7.450%, 7/16/31	335,000	433,534
General Motors Co.
(ICE LIBOR USD 3 Month + 0.80%), 2.192%, 8/7/20 (k)	65,000	65,403

		498,937

Hotels, Restaurants & Leisure (0.9%)
1011778 BC ULC 4.250%, 5/15/24§	230,000	229,425
Constellation Merger Sub, Inc. 8.500%, 9/15/25§	95,000	92,625
CRC Escrow Issuer LLC 5.250%, 10/15/25§	225,000	226,969
Eldorado Resorts, Inc. 6.000%, 4/1/25	190,000	199,500
GLP Capital LP 5.375%, 4/15/26	215,000	230,587
Gohl Capital Ltd. 4.250%, 1/24/27 (m)	400,000	411,000
Hilton Domestic Operating Co., Inc. 4.250%, 9/1/24	180,000	182,025
Pinnacle Entertainment, Inc. 5.625%, 5/1/24	270,000	289,332
Royal Caribbean Cruises Ltd. 3.700%, 3/15/28	230,000	226,542

Six Flags Entertainment Corp. 4.875%, 7/31/24§	230,000	233,163
Viking Cruises Ltd. 5.875%, 9/15/27§	230,000	234,169

		2,555,337

Internet & Direct Marketing Retail (0.1%)
Amazon.com, Inc. 4.050%, 8/22/47§	220,000	235,290
Netflix, Inc. 4.875%, 4/15/28§	80,000	78,200

		313,490

Leisure Products (0.0%)
Hasbro, Inc. 3.500%, 9/15/27	50,000	48,981

Media (0.5%)
Cengage Learning, Inc. 9.500%, 6/15/24§	150,000	135,750
Charter Communications Operating LLC 4.908%, 7/23/25	425,000	449,607
Comcast Corp. 4.200%, 8/15/34	15,000	16,037
4.400%, 8/15/35	481,000	522,234
Omnicom Group, Inc. 3.600%, 4/15/26	345,000	347,928

		1,471,556

Multiline Retail (0.2%)
SACI Falabella 3.750%, 4/30/23 (m)	600,000	614,249

Specialty Retail (0.1%)
Beacon Escrow Corp. 4.875%, 11/1/25§	225,000	225,844
PetSmart, Inc.
7.125%, 3/15/23§	90,000	53,100
5.875%, 6/1/25§	60,000	45,600

		324,544

Total Consumer Discretionary		6,233,774

Consumer Staples (1.8%)
Beverages (0.6%)
Anheuser-Busch InBev Finance, Inc. 4.900%, 2/1/46	195,000	224,395
Becle SAB de CV 3.750%, 5/13/25 (m)	200,000	200,500
Coca-Cola Femsa SAB de CV 3.875%, 11/26/23	300,000	312,749
Embotelladora Andina SA 5.000%, 10/1/23 (m)	800,000	875,999
Fomento Economico Mexicano SAB de CV 2.875%, 5/10/23	200,000	197,500

		1,811,143

Food & Staples Retailing (0.1%)
Kroger Co. (The) 3.400%, 4/15/22	85,000	86,927
Sysco Corp. 3.250%, 7/15/27	175,000	175,132

		262,059

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT DOUBLELINE OPPORTUNISTIC BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

	Principal Amount	Value (Note 1)

Food Products (0.9%)
B&G Foods, Inc. 5.250%, 4/1/25	$180,000	$182,588
JBS USA LUX SA 7.250%, 6/1/21§	140,000	142,275
Kraft Heinz Foods Co. 2.000%, 7/2/18	125,000	125,005
2.800%, 7/2/20	885,000	890,187
MARB BondCo plc 7.000%, 3/15/24§	200,000	200,250
Marfrig Holdings Europe BV 8.000%, 6/8/23§	200,000	208,000
Pilgrim’s Pride Corp. 5.750%, 3/15/25§	225,000	232,605
Post Holdings, Inc. 5.500%, 3/1/25§	225,000	232,594
Smithfield Foods, Inc. 4.250%, 2/1/27§	435,000	447,506

		2,661,010

Household Products (0.0%)
Kronos Acquisition Holdings, Inc. 9.000%, 8/15/23§	220,000	206,525

Tobacco (0.2%)
BAT Capital Corp.
(ICE LIBOR USD 3 Month + 0.88%), 2.296%, 8/15/22 (k)§	340,000	344,599
Reynolds American, Inc. 4.000%, 6/12/22	195,000	203,387

		547,986

Total Consumer Staples		5,488,723

Energy (4.4%)
Energy Equipment & Services (0.1%)
Delek & Avner Tamar Bond Ltd. 5.412%, 12/30/25§	60,000	60,375
Schlumberger Holdings Corp. 2.350%, 12/21/18§	85,000	85,182

		145,557

Oil, Gas & Consumable Fuels (4.3%)
APT Pipelines Ltd. 4.250%, 7/15/27§	500,000	519,032
BPRL International Singapore Pte. Ltd. 4.375%, 1/18/27 (m)	500,000	516,250
Canadian Natural Resources Ltd. 2.950%, 1/15/23	445,000	443,717
Cheniere Energy Partners LP 5.250%, 10/1/25§	190,000	193,562
CNOOC Finance 2015 USA LLC 3.500%, 5/5/25	700,000	707,000
CNPC General Capital Ltd. 3.400%, 4/16/23 (m)	200,000	202,291
CNPC HK Overseas Capital Ltd. 4.500%, 4/28/21 (m)	500,000	525,625
Cosan Overseas Ltd. 8.250%, 2/5/18 (m)(y)	300,000	307,500
Enable Midstream Partners LP 4.400%, 3/15/27	190,000	193,670

Energy Transfer LP 4.750%, 1/15/26	530,000	550,881
4.200%, 4/15/27	10,000	9,977
Fermaca Enterprises S de RL de CV 6.375%, 3/30/38 (m)	278,400	300,323
GNL Quintero SA 4.634%, 7/31/29 (m)(x)	250,000	259,375
Indian Oil Corp. Ltd. 5.625%, 8/2/21 (m)	200,000	217,180
5.750%, 8/1/23 (m)	900,000	1,003,109
Kinder Morgan Energy Partners LP 6.950%, 1/15/38	360,000	444,969
MEG Energy Corp. 7.000%, 3/31/24§	135,000	113,906
NGL Energy Partners LP 7.500%, 11/1/23	220,000	226,325
ONGC Videsh Vankorneft Pte. Ltd. 3.750%, 7/27/26 (m)(x)	700,000	697,686
Peabody Energy Corp. 6.000%, 3/31/22§	180,000	187,200
Petroleos Mexicanos 6.750%, 9/21/47	255,000	266,341
Phillips 66 5.875%, 5/1/42	69,000	88,222
QEP Resources, Inc. 5.250%, 5/1/23 (x)	95,000	95,988
5.625%, 3/1/26	95,000	96,188
Reliance Holding USA, Inc. 5.400%, 2/14/22 (m)	900,000	975,998
Sabine Pass Liquefaction LLC 5.000%, 3/15/27	410,000	437,436
Sanchez Energy Corp. 6.125%, 1/15/23 (x)	270,000	228,150
Sinopec Group Overseas Development 2016 Ltd. 2.750%, 5/3/21 (m)	300,000	299,213
2.750%, 9/29/26 (m)	700,000	663,522
Transportadora de Gas del Peru SA 4.250%, 4/30/28 (m)	400,000	413,000
Transportadora de Gas Internacional SA ESP 5.700%, 3/20/22 (m)	700,000	716,625
Valero Energy Corp. 6.625%, 6/15/37	615,000	813,684
Vine Oil & Gas LP 8.750%, 4/15/23§	85,000	82,238
Whiting Petroleum Corp. 6.625%, 1/15/26§	110,000	111,925
Williams Partners LP 3.750%, 6/15/27	80,000	79,801

		12,987,909

Total Energy		13,133,466

Financials (7.2%)
Banks (4.0%)
Banco de Costa Rica 5.250%, 8/12/18 (m)	200,000	200,500
Banco de Credito del Peru 2.250%, 10/25/19 (m)	800,000	796,000
5.375%, 9/16/20 (m)	100,000	106,625

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT DOUBLELINE OPPORTUNISTIC BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

	Principal Amount	Value (Note 1)

Banco de Credito e Inversiones 4.000%, 2/11/23 (m)	$200,000	$208,000
Banco de Reservas de la Republica Dominicana 7.000%, 2/1/23§	200,000	211,439
Banco del Estado de Chile 4.125%, 10/7/20 (m)	200,000	208,075
3.875%, 2/8/22 (m)	150,000	156,082
Banco Internacional del Peru SAA 5.750%, 10/7/20 (m)	700,000	751,625
Banco Santander Chile 3.875%, 9/20/22 (m)	150,000	155,801
Bancolombia SA 6.125%, 7/26/20	100,000	106,500
Bank of America Corp. 2.503%, 10/21/22	120,000	118,646
(ICE LIBOR USD 3 Month + 1.02%), 2.881%, 4/24/23 (k)	105,000	104,688
Bank of Montreal
(USD Swap Semi 5 Year + 1.43%), 3.803%, 12/15/32 (k)	175,000	173,010
BBVA Banco Continental SA 5.000%, 8/26/22 (m)	100,000	107,625
BDO Unibank, Inc. 2.625%, 10/24/21 (m)	150,000	148,306
2.950%, 3/6/23 (m)	1,250,000	1,229,688
Citigroup, Inc.
(ICE LIBOR USD 3 Month + 1.10%), 2.522%, 5/17/24 (k)	450,000	458,197
DBS Group Holdings Ltd.
(ICE LIBOR USD 3 Month + 0.62%), 1.987%, 7/25/22 (k)(m)	300,000	301,635
(ICE LIBOR USD 3 Month + 0.62%), 1.987%, 7/25/22 (k)§	600,000	603,270
Global Bank Corp. 4.500%, 10/20/21 (m)	600,000	610,500
Industrial Senior Trust 5.500%, 11/1/22 (m)	200,000	203,250
Itau CorpBanca 3.875%, 9/22/19 (m)	700,000	713,085
Malayan Banking Bhd.
(USD Swap Semi 5 Year + 2.54%), 3.905%, 10/29/26 (k)(m)	1,000,000	1,021,438
MUFG Americas Holdings Corp. 2.250%, 2/10/20	165,000	164,288
Oversea-Chinese Banking Corp. Ltd.
(USD Swap Semi 5 Year + 2.20%), 4.000%, 10/15/24 (k)(m)	800,000	810,672
Royal Bank of Scotland Group plc
(ICE LIBOR USD 3 Month + 1.48%), 3.498%, 5/15/23 (k)	560,000	560,438
Santander Holdings USA, Inc. 3.400%, 1/18/23§	460,000	457,814
Sumitomo Mitsui Financial Group, Inc. 2.934%, 3/9/21	65,000	65,630
2.058%, 7/14/21	230,000	224,878
United Overseas Bank Ltd.
(USD Swap Semi 5 Year + 2.00%), 3.750%, 9/19/24 (k)(m)	300,000	303,606

(USD Swap Semi 5 Year + 2.24%), 3.500%, 9/16/26 (k)(m)	600,000	604,289

		11,885,600

Capital Markets (0.6%)
Israel Electric Corp. Ltd.
Series 6 5.000%, 11/12/24 (m)	300,000	319,500
Morgan Stanley 2.750%, 5/19/22	490,000	487,779
(ICE LIBOR USD 3 Month + 1.34%), 3.591%, 7/22/28 (k)	180,000	181,562
S&P Global, Inc. 4.400%, 2/15/26	30,000	32,388
Temasek Financial I Ltd. 2.375%, 1/23/23 (m)	800,000	790,308

		1,811,537

Consumer Finance (0.8%)
Ally Financial, Inc. 4.125%, 3/30/20	180,000	183,600
American Express Co. 2.500%, 8/1/22	455,000	449,814
Discover Financial Services 4.100%, 2/9/27	440,000	449,625
General Motors Financial Co., Inc. 3.950%, 4/13/24	245,000	251,978
Synchrony Financial 3.000%, 8/15/19	235,000	237,164
3.950%, 12/1/27	870,000	865,725

		2,437,906

Diversified Financial Services (1.2%)
CK Hutchison International 17 Ltd. 2.875%, 4/5/22 (m)	200,000	199,250
2.875%, 4/5/22§	200,000	199,250
3.500%, 4/5/27§	300,000	300,000
Fondo MIVIVIENDA SA 3.500%, 1/31/23 (m)	150,000	150,375
3.500%, 1/31/23§	150,000	150,375
Interoceanica IV Finance Ltd.
(Zero Coupon), 11/30/25 (m)	375,060	322,551
National Rural Utilities Cooperative Finance Corp. 2.000%, 1/27/20	55,000	54,799
Petronas Capital Ltd. 3.500%, 3/18/25 (m)	500,000	512,643
Petronas Global Sukuk Ltd. 2.707%, 3/18/20(m)	200,000	200,250
SPARC EM SPC Panama Metro Line 2 SP
(Zero Coupon), 12/5/22 (m)	500,000	457,500
(Zero Coupon), 12/5/22§	1,000,000	915,000

		3,461,993

Insurance (0.6%)
Alliant Holdings Intermediate LLC 8.250%, 8/1/23§	170,000	179,350
Athene Global Funding 3.000%, 7/1/22§	175,000	173,175
Liberty Mutual Group, Inc. 6.500%, 5/1/42§	215,000	289,031

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT DOUBLELINE OPPORTUNISTIC BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

	Principal Amount	Value (Note 1)

New York Life Global Funding 2.300%, 6/10/22§	$715,000	$702,492
NFP Corp. 6.875%, 7/15/25§	220,000	221,650
Nuveen Finance LLC 2.950%, 11/1/19§	270,000	272,611

		1,838,309

Total Financials		21,435,345

Health Care (1.0%)
Biotechnology (0.1%)
AbbVie, Inc. 4.700%, 5/14/45	206,000	231,271

Health Care Equipment & Supplies (0.3%)
Avantor, Inc. 6.000%, 10/1/24§	120,000	119,700
9.000%, 10/1/25§	120,000	119,100
Zimmer Biomet Holdings, Inc. 2.700%, 4/1/20	680,000	679,244

		918,044

Health Care Providers & Services (0.2%)
Anthem, Inc. 2.300%, 7/15/18	160,000	160,418
Centene Corp. 4.750%, 1/15/25	175,000	178,063
Tenet Healthcare Corp. 8.125%, 4/1/22	185,000	188,931
Universal Hospital Services, Inc. 7.625%, 8/15/20	230,000	230,575

		757,987

Pharmaceuticals (0.4%)
Allergan Funding SCS 2.350%, 3/12/18	169,000	169,122
AstraZeneca plc 2.375%, 11/16/20	80,000	79,880
2.375%, 6/12/22	85,000	83,671
Shire Acquisitions Investments Ireland DAC 2.875%, 9/23/23	175,000	172,121
Teva Pharmaceutical Finance Netherlands III BV 2.800%, 7/21/23	480,000	415,800
Valeant Pharmaceuticals International, Inc. 5.500%, 11/1/25§	185,000	188,700

		1,109,294

Total Health Care		3,016,596

Industrials (2.3%)
Aerospace & Defense (0.3%)
Boeing Co. (The) 6.875%, 3/15/39	155,000	226,521
Lockheed Martin Corp. 4.700%, 5/15/46	395,000	457,782
TransDigm, Inc. 6.375%, 6/15/26	230,000	232,300

		916,603

Air Freight & Logistics (0.1%)
FedEx Corp. 4.750%, 11/15/45	185,000	206,128

Airlines (0.2%)
Delta Air Lines, Inc. 3.625%, 3/15/22	485,000	494,118
Guanay Finance Ltd. 6.000%, 12/15/20 (m)	158,829	162,998

		657,116

Commercial Services & Supplies (0.1%)
Prime Security Services Borrower LLC 9.250%, 5/15/23§	210,000	232,575

Construction & Engineering (0.3%)
Aeropuerto Internacional de Tocumen SA 5.750%, 10/9/23	199,077	213,270
Brand Industrial Services, Inc. 8.500%, 7/15/25§	125,000	131,563
Mexico City Airport Trust 4.250%, 10/31/26§	500,000	513,124

		857,957

Machinery (0.0%)
BlueLine Rental Finance Corp. 9.250%, 3/15/24§	175,000	186,047

Road & Rail (0.6%)
Burlington Northern Santa Fe LLC 4.550%, 9/1/44	230,000	262,462
CSX Corp. 3.800%, 11/1/46	215,000	212,102
DAE Funding LLC 5.000%, 8/1/24§	230,000	225,860
Lima Metro Line 2 Finance Ltd. 5.875%, 7/5/34§	500,000	540,000
Penske Truck Leasing Co. LP 4.200%, 4/1/27§	430,000	448,858

		1,689,282

Transportation Infrastructure (0.7%)
Adani Ports & Special Economic Zone Ltd. 3.500%, 7/29/20 (m)	200,000	202,000
3.950%, 1/19/22 (m)	400,000	408,000
4.000%, 7/30/27§	250,000	248,315
ENA Norte Trust 4.950%, 4/25/23(m)	518,497	540,639
Korea Expressway Corp. (ICE LIBOR USD 3 Month + 0.70%), 2.063%, 4/20/20 (k)§	250,000	249,695
Sydney Airport Finance Co. Pty. Ltd. 3.375%, 4/30/25§	225,000	223,929
3.625%, 4/28/26§	225,000	227,145

		2,099,723

Total Industrials		6,845,431

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT DOUBLELINE OPPORTUNISTIC BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

	Principal Amount	Value (Note 1)

Information Technology (1.4%)
Communications Equipment (0.2%)
Axiata SPV2 Bhd. Series 2 3.466%, 11/19/20 (m)	$600,000	$607,772
CB Escrow Corp. 8.000%, 10/15/25§	55,000	55,688
Riverbed Technology, Inc. 8.875%, 3/1/23§	95,000	89,656

		753,116

Electronic Equipment, Instruments & Components (0.2%)
Arrow Electronics, Inc. 3.875%, 1/12/28	545,000	545,750

Internet Software & Services (0.4%)
Alibaba Group Holding Ltd. 3.125%, 11/28/21	800,000	809,952
2.800%, 6/6/23	200,000	199,288
GTT Communications, Inc. 7.875%, 12/31/24§	130,000	137,475

		1,146,715

IT Services (0.0%)
Fidelity National Information Services, Inc. 3.625%, 10/15/20	26,000	26,707

Semiconductors & Semiconductor Equipment (0.1%)
Applied Materials, Inc. 4.350%, 4/1/47	210,000	235,311

Software (0.5%)
Genesys Telecommunications Laboratories, Inc. 10.000%, 11/30/24§	195,000	212,550
Microsoft Corp. 4.450%, 11/3/45	145,000	170,186
Oracle Corp. 4.125%, 5/15/45	420,000	450,724
Solera LLC 10.500%, 3/1/24§	105,000	118,322
Sophia LP 9.000%, 9/30/23 (x)§	110,000	116,050
VMware, Inc. 2.950%, 8/21/22	450,000	447,864

		1,515,696

Total Information Technology		4,223,295

Materials (0.9%)
Chemicals (0.5%)
Ashland LLC 4.750%, 8/15/22	225,000	234,422
Grupo Idesa SA de CV 7.875%, 12/18/20 (m)	200,000	188,250
Hexion, Inc. 10.375%, 2/1/22§	230,000	213,900
Mosaic Co. (The) 4.050%, 11/15/27	450,000	451,101
Platform Specialty Products Corp. 5.875%, 12/1/25§	125,000	124,063

UPL Corp. Ltd. 3.250%, 10/13/21 (m)	200,000	198,976

		1,410,712

Construction Materials (0.3%)
Inversiones CMPC SA 4.500%, 4/25/22 (m)	750,000	782,820

Containers & Packaging (0.0%)
Plastipak Holdings, Inc. 6.250%, 10/15/25§	115,000	118,307

Metals & Mining (0.0%)
Vale Overseas Ltd. 5.875%, 6/10/21	125,000	136,426

Paper & Forest Products (0.1%)
Georgia-Pacific LLC 3.600%, 3/1/25§	340,000	349,351

Total Materials		2,797,616

Real Estate (0.8%)
Equity Real Estate Investment Trusts (REITs) (0.6%)
American Tower Corp. (REIT) 3.375%, 10/15/26	300,000	294,635
Boston Properties LP (REIT) 4.125%, 5/15/21	65,000	68,037
Crown Castle International Corp. (REIT) 3.700%, 6/15/26	300,000	300,155
3.650%, 9/1/27	450,000	447,036
Digital Realty Trust LP (REIT) 3.700%, 8/15/27	300,000	302,414
ESH Hospitality, Inc. (REIT) 5.250%, 5/1/25§	225,000	227,250
Simon Property Group LP (REIT) 2.750%, 6/1/23	220,000	218,554

		1,858,081

Real Estate Management & Development (0.2%)
Celulosa Arauco y Constitucion SA 4.750%, 1/11/22	500,000	528,749

Total Real Estate		2,386,830

Telecommunication Services (1.6%)
Diversified Telecommunication Services (1.1%)
AT&T, Inc. 5.250%, 3/1/37	765,000	807,557
British Telecommunications plc 5.950%, 1/15/18	355,000	355,486
CCO Holdings LLC 5.000%, 2/1/28§	135,000	131,463
Cincinnati Bell, Inc. 7.000%, 7/15/24§	140,000	138,950
Frontier Communications Corp. 8.500%, 4/15/20 (x)	110,000	91,300
Level 3 Financing, Inc. 5.375%, 1/15/24	225,000	224,719
Ooredoo International Finance Ltd. 3.875%, 1/31/28 (m)	300,000	297,750
Orange SA 2.750%, 2/6/19	200,000	201,161

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT DOUBLELINE OPPORTUNISTIC BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

	Principal Amount	Value (Note 1)

SingTel Group Treasury Pte. Ltd. 4.500%, 9/8/21 (m)	$588,000	$624,776
Telesat Canada 8.875%, 11/15/24§	210,000	235,200
Verizon Communications, Inc. 4.400%, 11/1/34	175,000	178,305

		3,286,667

Wireless Telecommunication Services (0.5%)
America Movil SAB de CV 5.000%, 3/30/20	100,000	105,250
Bharti Airtel International Netherlands BV 5.125%, 3/11/23 (m)	700,000	743,867
Bharti Airtel Ltd. 4.375%, 6/10/25 (m)	400,000	406,000
Digicel Group Ltd. 7.125%, 4/1/22 (m)	250,000	231,562

		1,486,679

Total Telecommunication Services		4,773,346

Utilities (1.9%)
Electric Utilities (1.4%)
American Electric Power Co., Inc. 3.200%, 11/13/27	75,000	74,468
Celeo Redes Operacion Chile SA 5.200%, 6/22/47§	250,000	252,500
Duke Energy Corp. 3.150%, 8/15/27	300,000	297,706
Duquesne Light Holdings, Inc. 3.616%, 8/1/27§	345,000	346,973
Engie Energia Chile SA 5.625%, 1/15/21 (m)	300,000	323,247
Exelon Corp. 3.400%, 4/15/26	225,000	225,823
Fortis, Inc. 2.100%, 10/4/21	185,000	180,405
ITC Holdings Corp. 3.250%, 6/30/26	600,000	597,629
NextEra Energy Capital Holdings, Inc. 3.550%, 5/1/27	85,000	86,434
NextEra Energy Operating Partners LP 4.500%, 9/15/27§	230,000	230,000
Southern Co. (The) 2.450%, 9/1/18	95,000	95,353
1.850%, 7/1/19	720,000	717,177
SP PowerAssets Ltd. Series 21 2.700%, 9/14/22 (m)	500,000	498,843
Virginia Electric & Power Co. Series A 3.500%, 3/15/27	300,000	309,755

		4,236,313

Gas Utilities (0.1%)
Grupo Energia Bogota SA ESP 6.125%, 11/10/21 (m)	400,000	407,500

Independent Power and Renewable Electricity Producers (0.2%)
Emirates Semb Corp. Water & Power Co. PJSC 4.450%, 8/1/35§	500,000	510,000

Multi-Utilities (0.2%)
Ameren Corp. 3.650%, 2/15/26	350,000	360,898
DTE Energy Co. 2.850%, 10/1/26	300,000	289,742

		650,640

Total Utilities		5,804,453

Total Corporate Bonds		76,138,875

Foreign Government Securities (3.2%)
Banco Latinoamericano de Comercio Exterior SA 3.250%, 5/7/20 (m)	150,000	151,688
Export-Import Bank of India
(ICE LIBOR USD 3 Month + 1.00%), 2.441%, 8/21/22 (k)(m)	400,000	402,205
4.000%, 1/14/23 (m)	500,000	518,862
Malaysia Sovereign Sukuk Bhd. 3.043%, 4/22/25 (m)	800,000	804,000
Malaysia Sukuk Global Bhd. 3.179%, 4/27/26 (m)	250,000	252,500
Perusahaan Penerbit SBSN Indonesia III 4.150%, 3/29/27 (m)	200,000	206,000
4.150%, 3/29/27§	400,000	412,000
Republic of Chile 2.250%, 10/30/22 (x)	450,000	444,375
3.125%, 3/27/25	200,000	203,750
3.125%, 1/21/26	800,000	811,000
Republic of Costa Rica 9.995%, 8/1/20 (m)	200,000	230,000
Republic of Indonesia 4.875%, 5/5/21 (m)	200,000	213,000
Republic of Panama 4.000%, 9/22/24	300,000	318,750
3.875%, 3/17/28	300,000	313,500
Republic of Philippines 4.200%, 1/21/24	1,000,000	1,085,000
3.700%, 2/2/42	200,000	198,750
State of Israel 4.000%, 6/30/22	400,000	423,500
3.150%, 6/30/23	400,000	409,000
2.875%, 3/16/26	400,000	399,000
United Mexican States 4.000%, 10/2/23	446,000	465,289
4.125%, 1/21/26 (x)	500,000	519,875
4.150%, 3/28/27 (x)	400,000	413,800
Wakala Global Sukuk Bhd. 4.646%, 7/6/21 (m)	250,000	266,875

Total Foreign Government Securities		9,462,719

Mortgage-Backed Securities (4.1%)
FHLMC 3.000%, 7/1/45	795,538	797,372
3.000%, 8/1/45	1,207,104	1,209,886
4.000%, 4/1/47	2,749,498	2,877,199

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT DOUBLELINE OPPORTUNISTIC BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

	Principal Amount	Value (Note 1)

FNMA 3.000%, 4/1/45	$1,040,148	$1,033,728
3.000%, 9/1/46	2,381,552	2,384,714
3.500%, 12/1/46	3,916,240	4,023,937

Total Mortgage-Backed Securities		12,326,836

Municipal Bond (0.0%)
North Texas Municipal Water District, Revenue Bonds 5.000%, 9/1/35	60,000	70,948

Total Municipal Bond		70,948

U.S. Treasury Obligations (34.2%)
U.S. Treasury Bonds 2.750%, 11/15/42	3,590,000	3,612,718
3.625%, 8/15/43	2,330,000	2,719,365
2.875%, 8/15/45	3,950,000	4,051,527
U.S. Treasury Inflation Linked Notes 0.125%, 4/15/22 TIPS	4,756,879	4,722,452
U.S. Treasury Notes 0.750%, 8/31/18	1,165,000	1,157,855
0.750%, 10/31/18	6,000,000	5,950,313
1.250%, 11/30/18	4,000,000	3,980,234
1.125%, 1/15/19	1,810,000	1,796,779
1.125%, 9/30/21	1,410,000	1,360,540
1.250%, 10/31/21	4,000,000	3,875,313
1.750%, 11/30/21	3,330,000	3,283,692
2.000%, 12/31/21	3,300,000	3,283,758
1.875%, 1/31/22	3,330,000	3,295,659
1.750%, 3/31/22	4,020,000	3,954,047
1.250%, 7/31/23	13,000,000	12,318,515
1.875%, 8/31/24	2,760,000	2,685,933
2.125%, 9/30/24	3,360,000	3,317,606
2.250%, 10/31/24	2,820,000	2,806,892
2.250%, 2/15/27	30,000,000	29,608,593
2.375%, 5/15/27	1,140,000	1,136,794
2.250%, 8/15/27	3,605,000	3,554,586

Total U.S. Treasury Obligations		102,473,171

Total Long-Term Debt Securities (91.1%) (Cost $272,680,905)		272,955,316

	Number of Shares	Value (Note 1)
COMMON STOCKS:
Energy (0.0%)
Oil, Gas & Consumable Fuels (0.0%)
SandRidge Energy, Inc.*	108	2,276

Total Common Stocks (0.0%) (Cost $2,197)		2,276

INVESTMENT COMPANY:
DoubleLine Floating Rate Fund‡
Total Investment Companies (2.4%) (Cost $7,083,622)	712,097	7,064,003

SHORT-TERM INVESTMENTS:
Investment Company (2.1%)
JPMorgan Prime Money Market Fund, IM Shares	6,328,508	$6,329,140

	Principal Amount	Value (Note 1)
Repurchase Agreements (0.8%)
Bank of Nova Scotia, 1.35%, dated 12/29/17, due 1/2/18, repurchase price $100,015, collateralized by various U.S. Government Treasury Securities, ranging from 3.625%-3.875%, maturing 4/15/29-8/15/43; total market value $102,000. (xx)	$100,000	100,000
Bank of Nova Scotia (The), 1.39%, dated 12/29/17, due 1/2/18, repurchase price $100,015, collateralized by various U.S. Government Treasury Securities, ranging from 0.000%-3.750%, maturing 1/11/18-2/15/47; total market value $102,084. (xx)	100,000	100,000
Bank of Nova Scotia (The), 1.39%, dated 12/29/17, due 1/2/18, repurchase price $100,015, collateralized by various U.S. Government Treasury Securities, ranging from 0.000%-3.750%, maturing 1/11/18-2/15/47; total market value $102,084. (xx)	100,000	100,000
Bank of Nova Scotia (The), 1.39%, dated 12/29/17, due 1/2/18, repurchase price $100,015, collateralized by various U.S. Government Treasury Securities, ranging from 0.000%-3.750%, maturing 1/11/18-2/15/47; total market value $102,084. (xx)	100,000	100,000
Citigroup Global Markets Ltd., 1.40%, dated 12/29/17, due 1/2/18, repurchase price $100,016, collateralized by various Foreign Government Agency Securities, ranging from 1.625%-2.500%, maturing 3/16/21-7/29/25, U.S. Government Treasury Securities, ranging from 0.875%-7.250%, maturing from 8/15/20-2/15/47; total market value $102,000. (xx)	100,000	100,000
Deutsche Bank AG, 1.81%, dated 12/29/17, due 1/2/18, repurchase price $200,040, collateralized by various Common Stocks, U.S. Government Treasury Securities, ranging from 1.875%-2.250%, maturing 4/30/22-8/15/46; total market value $222,444. (xx)	200,000	200,000

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT DOUBLELINE OPPORTUNISTIC BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

	Principal Amount	Value (Note 1)

Deutsche Bank AG, 1.81%, dated 12/29/17, due 1/2/18, repurchase price $100,020, collateralized by various Common Stocks, U.S. Government Treasury Securities, ranging from 1.875%-2.250%, maturing 4/30/22-8/15/46; total market value $111,222. (xx)	$100,000	$100,000
Deutsche Bank AG, 1.81%, dated 12/29/17, due 1/2/18, repurchase price $68,804, collateralized by various Common Stocks, U.S. Government Treasury Securities, ranging from 1.875%-2.250%, maturing 4/30/22-8/15/46; total market value $76,510. (xx)	68,790	68,790
Deutsche Bank AG, 1.55%, dated 12/29/17, due 1/2/18, repurchase price $100,017, collateralized by various Corporate Bonds, ranging from 1.750%-1.875%, maturing 9/5/19-4/14/22, Foreign Government Agency Securities, ranging from 1.875%-2.000%, maturing 3/15/19-5/2/25; total market value $102,000. (xx)	100,000	100,000
Deutsche Bank AG, 1.81%, dated 12/29/17, due 1/2/18, repurchase price $100,020, collateralized by various Common Stocks, U.S. Government Treasury Securities, ranging from 1.875%-2.250%, maturing 4/30/22-8/15/46; total market value $111,222. (xx)	100,000	100,000
NBC Global Finance Ltd., 1.59%, dated 12/29/17, due 1/2/18, repurchase price $100,018, collateralized by various Common Stocks; total market value $111,243. (xx)	100,000	100,000
NBC Global Finance Ltd., 1.59%, dated 12/29/17, due 1/2/18, repurchase price $200,035, collateralized by various Common Stocks; total market value $222,485. (xx)	200,000	200,000
NBC Global Finance Ltd., 1.59%, dated 12/29/17, due 1/2/18, repurchase price $200,035, collateralized by various Common Stocks; total market value $222,485. (xx)	200,000	200,000

RBS Securities, Inc., 1.37%, dated 12/29/17, due 1/2/18, repurchase price $753,957, collateralized by various U.S. Government Treasury Securities, ranging from 1.750%-1.875%, maturing 2/28/22-9/30/22; total market value $768,924. (xx)	$753,843	$753,843

Total Repurchase Agreements		2,322,633

U.S. Treasury Obligations (2.6%)
U.S. Treasury Bills 1.27%, 3/8/18 (p)	3,960,000	3,950,688
1.45%, 6/7/18 (p)	4,050,000	4,024,467

Total U.S. Treasury Obligations		7,975,155

Total Short-Term Investments (5.5%) (Cost $16,628,358)		16,626,928

Total Investments in Securities (99.0%) (Cost $296,395,082)		296,648,523
Other Assets Less Liabilities (1.0%)		2,926,889

Net Assets (100%)		$299,575,412

*	Non-income producing.
‡	All, or a portion, of the security is an affiliated company as defined under the Investment Company Act of 1940.
§	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold to qualified institutional buyers. At December 31, 2017, the market value of these securities amounted to $41,519,092 or 13.9% of net assets. Securities denoted with “§” but without “b” have been determined to be liquid under the guidelines established by the Board of Trustees. To the extent any securities might provide a right to demand registration, such rights have not been relied upon when determining liquidity.
(e)	Step Bond—Coupon rate increases or decreases in increments to maturity. Rate disclosed is as of December 31, 2017. Maturity date disclosed is the ultimate maturity date.
(k)	Variable or floating rate security, linked to the referenced benchmark. The interest rate shown was the current rate as of December 31, 2017.
(l)	Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. The interest rate shown was the current rate as of December 31, 2017.
(m)	Regulation S is an exemption for securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. Resale restrictions may apply for purposes of the Securities Act of 1933. At December 31, 2017, the market value of these securities amounted to $30,458,754 or 10.2% of net assets.
(p)	Yield to maturity.
(r)	Value determined using significant unobservable inputs.
(x)	All or a portion of security is on loan at December 31, 2017.

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT DOUBLELINE OPPORTUNISTIC BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

(xx)	At December 31, 2017, the Portfolio had loaned securities with a total value of $2,276,367. This was secured by cash collateral of $2,322,633 which was subsequently invested in joint repurchase agreements with a total value of $2,322,633, as detailed in the Notes to the Financial Statements, for which the Portfolio has a proportionate interest as reported in the Portfolio of Investments as Repurchase Agreements.
(y)	Securities are perpetual and, thus, do not have a predetermined maturity date. The coupon rate for these securities are fixed for a period of time and may be structured to adjust thereafter. The date shown, if applicable, reflects the next call date. The coupon rate shown is the rate in effect as of December 31, 2017.

Glossary:

CLO	—	Collateralized Loan Obligation
FHLMC	—	Federal Home Loan Mortgage Corp.
FNMA	—	Federal National Mortgage Association
ICE	—	Intercontinental Exchange
IO	—	Interest Only
LIBOR	—	London Interbank Offered Rate
TIPS	—	Treasury Inflation Protected Security
USD	—	United States Dollar

Country Diversification As a Percentage of Total Net Assets
Australia	0.3%
Belgium	0.1
Brazil	0.3
Canada	0.5
Cayman Islands	4.8
Chile	2.2
China	1.1
Colombia	0.4
Costa Rica	0.1
Dominican Republic	0.1
France	0.1
Guatemala	0.1
Hong Kong	0.2
India	2.2
Indonesia	0.3
Ireland	0.1
Israel	0.7
Jamaica	0.1
Japan	0.1
Malaysia	1.4
Mexico	1.2
Panama	0.7
Peru	1.1
Philippines	0.9
Qatar	0.1
Singapore	1.5
South Korea	0.1
United Arab Emirates	0.2
United Kingdom	0.5
United States	77.5
Cash and Other	1.0

100.0%

Investments in companies which were affiliates for the year ended December 31, 2017, were as follows:

Security Description	Shares at December 31, 2017	Market Value December 31, 2016 ($)	Purchases at Cost ($)	Proceeds from Sales ($)	Net Realized Gain (Loss) ($)	Change in Unrealized Appreciation/ (Depreciation) ($)	Market Value December 31, 2017 ($)	Dividend/ Interest Income ($)	Capital Gain Distributions ($)
DoubleLine Floating Rate Fund	712,097	970,911	6,100,000	—	—	(6,908)	7,064,003	116,941	—

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT DOUBLELINE OPPORTUNISTIC BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2017:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Asset-Backed Securities	$—	$24,013,436	$500,462	$24,513,898
Collateralized Mortgage Obligations	—	40,245,797	—	40,245,797
Commercial Mortgage-Backed Securities	—	7,723,072	—	7,723,072
Common Stocks
Energy	2,276	—	—	2,276
Corporate Bonds
Consumer Discretionary	—	6,233,774	—	6,233,774
Consumer Staples	—	5,488,723	—	5,488,723
Energy	—	13,133,466	—	13,133,466
Financials	—	21,435,345	—	21,435,345
Health Care	—	3,016,596	—	3,016,596
Industrials	—	6,845,431	—	6,845,431
Information Technology	—	4,223,295	—	4,223,295
Materials	—	2,797,616	—	2,797,616
Real Estate	—	2,386,830	—	2,386,830
Telecommunication Services	—	4,773,346	—	4,773,346
Utilities	—	5,804,453	—	5,804,453
Foreign Government Securities	—	9,462,719	—	9,462,719
Investment Companies	7,064,003	—	—	7,064,003
Mortgage-Backed Securities	—	12,326,836	—	12,326,836
Municipal Bonds	—	70,948	—	70,948
Short-Term Investments
Investment Company	6,329,140	—	—	6,329,140
Repurchase Agreements	—	2,322,633	—	2,322,633
U.S. Treasury Obligations	—	7,975,155	—	7,975,155
U.S. Treasury Obligations	—	102,473,171	—	102,473,171

Total Assets	$13,395,419	$282,752,642	$500,462	$296,648,523

Total Liabilities	$—	$—	$—	$—

Total	$13,395,419	$282,752,642	$500,462	$296,648,523

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT DOUBLELINE OPPORTUNISTIC BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

There were no transfers between Levels 1, 2 or 3 during the year ended December 31, 2017.

The Portfolio held no derivatives contracts during the year ended December 31, 2017.

Investment security transactions for the year ended December 31, 2017 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$190,993,070
Long-term U.S. government securities	229,999,304

$420,992,374

Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$63,023,866
Long-term U.S. government debt securities	147,880,320

$210,904,186

As of December 31, 2017, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments in securities and derivative instruments, if applicable, for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$1,815,098
Aggregate gross unrealized depreciation	(1,615,838)

Net unrealized appreciation	$199,260

Federal income tax cost of investments in securities and derivative instruments, if applicable	$296,449,263

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT DOUBLELINE OPPORTUNISTIC BOND PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2017

ASSETS
Investments in Securities, at value (x):
Affiliated Issuers (Cost $7,083,622)	$7,064,003
Unaffiliated Issuers (Cost $286,988,827)	287,261,887
Repurchase Agreements (Cost $2,322,633)	2,322,633
Cash	4,623,776
Dividends, interest and other receivables	1,994,623
Due from Custodian	202,599
Receivable from Separate Accounts for Portfolio shares sold	68,558
Securities lending income receivable	806
Receivable from sub-adviser	159
Other assets	833

Total assets	303,539,877

LIABILITIES
Payable for return of collateral on securities loaned	2,322,633
Payable for securities purchased	1,202,599
Payable to Separate Accounts for Portfolio shares redeemed	156,193
Investment management fees payable	104,132
Administrative fees payable	23,484
Distribution fees payable – Class IB	5,903
Trustees’ fees payable	1,342
Accrued expenses	148,179

Total liabilities	3,964,465

NET ASSETS	$299,575,412

Net assets were comprised of:
Paid in capital	$299,511,151
Accumulated undistributed net investment income (loss)	35,479
Accumulated undistributed net realized gain (loss)	(224,659)
Net unrealized appreciation (depreciation)	253,441

Net assets	$299,575,412

Class IB
Net asset value, offering and redemption price per share, $28,365,871 / 2,826,913 shares outstanding (unlimited amount authorized: $0.01 par value)	$10.03

Class K
Net asset value, offering and redemption price per share, $271,209,541 / 27,026,780 shares outstanding (unlimited amount authorized: $0.01 par value)	$10.03

(x)	Includes value of securities on loan of $2,276,367.

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2017

INVESTMENT INCOME
Interest (net of $849 foreign withholding tax)	$6,007,026
Dividends ($116,941 of dividend income received from affiliates)	167,611
Securities lending (net)	10,540

Total income	6,185,177

EXPENSES
Investment management fees	1,133,615
Administrative fees	185,364
Professional fees	169,583
Distribution fees – Class IB	50,873
Custodian fees	21,799
Printing and mailing expenses	18,708
Trustees’ fees	3,541
Miscellaneous	23,194

Gross expenses	1,606,677
Less: Waiver from investment manager	(68,014)
Reimbursement from sub-adviser	(23,765)

Net expenses	1,514,898

NET INVESTMENT INCOME (LOSS)	4,670,279

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on investments in securities	833,796
Net change in unrealized appreciation (depreciation) on investments in securities ($(6,908) of change in unrealized appreciation (depreciation) from affiliates)	1,227,811

NET REALIZED AND UNREALIZED GAIN (LOSS)	2,061,607

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$6,731,886

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT DOUBLELINE OPPORTUNISTIC BOND PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2017	2016
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$4,670,279	$1,871,395
Net realized gain (loss)	833,796	287,348
Net change in unrealized appreciation (depreciation)	1,227,811	979,426

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	6,731,886	3,138,169

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income
Class IB	(429,916)	(259,317)
Class K	(4,869,845)	(1,734,919)

	(5,299,761)	(1,994,236)

Distributions from net realized capital gains
Class IB	(23,505)	—
Class K	(229,901)	—

	(253,406)	—

TOTAL DIVIDENDS AND DISTRIBUTIONS	(5,553,167)	(1,994,236)

CAPITAL SHARES TRANSACTIONS:
Class IB
Capital shares sold [ 1,202,786 and 818,751 shares, respectively ]	12,090,887	8,201,352
Capital shares issued in connection with merger (Note 8) [ 930,000 and 0 shares, respectively ]	9,338,628	—
Capital shares issued in reinvestment of dividends [ 45,109 and 26,649 shares, respectively ]	453,421	259,317
Capital shares repurchased [ (400,957) and (41,424) shares, respectively ]	(4,042,316)	(416,515)

Total Class IB transactions	17,840,620	8,044,154

Class K
Capital shares sold [ 26,045,556 and 0 shares, respectively ]	262,249,655	—
Capital shares issued in reinvestment of dividends [ 507,415 and 178,301 shares, respectively ]	5,099,746	1,734,919
Capital shares repurchased [ (5,736,894) and 0 shares, respectively ]	(58,047,200)	—

Total Class K transactions	209,302,201	1,734,919

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	227,142,821	9,779,073

TOTAL INCREASE (DECREASE) IN NET ASSETS	228,321,540	10,923,006
NET ASSETS:
Beginning of year	71,253,872	60,330,866

End of year (a)	$299,575,412	$71,253,872

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$35,479	$37,711

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT DOUBLELINE OPPORTUNISTIC BOND PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,		May 1, 2015* to December 31, 2015
Class IB	2017	2016
Net asset value, beginning of period	$9.81	$9.61	$10.00

Income (loss) from investment operations:
Net investment income (loss) (e)	0.23	0.25	0.17
Net realized and unrealized gain (loss)	0.16	0.21	(0.39)

Total from investment operations	0.39	0.46	(0.22)

Less distributions:
Dividends from net investment income	(0.16)	(0.26)	(0.17)
Distributions from net realized gains	(0.01)	—	—

Total dividends and distributions	(0.17)	(0.26)	(0.17)

Net asset value, end of period	$10.03	$9.81	$9.61

Total return (b)	3.93%	4.83%	(2.20)%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$28,366	$10,304	$2,364
Ratio of expenses to average net assets:
After waivers (a)(f)	1.04%	1.06%	1.08%
Before waivers (a)(f)	1.07%	1.11%	1.26%
Ratio of net investment income (loss) to average net assets:
After waivers (a)(f)	2.23%	2.52%	2.54	%(l)
Before waivers (a)(f)	2.20%	2.47%	2.36	%(l)
Portfolio turnover rate (z)^	120%	76%	79%

	Year Ended December 31,		May 1, 2015* to December 31, 2015
Class K	2017	2016
Net asset value, beginning of period	$9.81	$9.61	$10.00

Income (loss) from investment operations:
Net investment income (loss) (e)	0.25	0.28	0.18
Net realized and unrealized gain (loss)	0.16	0.21	(0.38)

Total from investment operations	0.41	0.49	(0.20)

Less distributions:
Dividends from net investment income	(0.18)	(0.29)	(0.19)
Distributions from net realized gains	(0.01)	—	—

Total dividends and distributions	(0.19)	(0.29)	(0.19)

Net asset value, end of period	$10.03	$9.81	$9.61

Total return (b)	4.19%	5.10%	(2.03)%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$271,210	$60,950	$57,967
Ratio of expenses to average net assets:
After waivers (a)(f)	0.79%	0.82%	0.84%
Before waivers (a)(f)	0.82%	0.88%	1.04%
Ratio of net investment income (loss) to average net assets:
After waivers (a)(f)	2.49%	2.84%	2.67	%(l)
Before waivers (a)(f)	2.45%	2.78%	2.47	%(l)
Portfolio turnover rate (z)^	120%	76%	79%

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT DOUBLELINE OPPORTUNISTIC BOND PORTFOLIO

FINANCIAL HIGHLIGHTS (Continued)

*	Commencement of Operations.
^	Portfolio turnover rate excludes derivatives, if any.
(a)	Ratios for periods less than one year are annualized. Certain non-recurring expenses incurred by the Portfolio are not annualized for periods less than one year.
(b)	Total returns for periods less than one year are not annualized.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.
(l)	The annualized ratio of net investment income to average net assets may not be indicative of operating results for a full year.
(z)	Portfolio turnover rate for periods less than one year is not annualized.

See Notes to Financial Statements.

1290 VT EQUITY INCOME PORTFOLIO (Unaudited)

INVESTMENT MANAGER

➢	AXA Equitable Funds Management Group, LLC

INVESTMENT SUB-ADVISER

➢	Boston Advisors, LLC

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/17
	1 Year	5 Years	10 Years/ Since Incept.
Portfolio – Class IA Shares	15.78%	12.98%	6.67%
Portfolio – Class IB Shares	15.70	12.97	6.56
Portfolio – Class K Shares*	16.05	13.26	14.78
Russell 1000® Value Index	13.66	14.04	7.10
* Date of inception 8/26/11. Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned 15.70% for the year ended December 31, 2017. This compares to the Portfolio’s benchmark, the Russell 1000® Value Index, which returned 13.66% over the same period.

Portfolio Highlights

What helped performance during the year:

•

The industrials sector was the best relative performer. The largest contribution to performance relative to the benchmark came from owning only a small weight in General Electric Co. towards the end of the year. Shares of the company finished down for the year, so largely avoiding the company for the year added to relative performance. Oshkosh Corp. was the best holding in this sector, rising over the year as it benefited along with the whole industrials sector from President Trump’s election victory last November. The company consistently beat earnings expectations throughout the year and increased their dividend in October.

•

The energy sector performed well on a relative basis even though it was one of only two sectors that finished with an absolute, negative return. WTI Crude finished the year up over 12%, realizing most of that gain in the second half of the year and helping many oil related companies. Refiners Valero Energy Corp. and ConocoPhillips led the way.

•

The consumer discretionary sector was a strong performer for the year with the retailing industry group leading the way. Best Buy Co., Inc., left for dead by investors as the Internet seemingly destroyed their business, resurrected itself with strong corporate execution. The company embarked on its “2020 New Blue” strategy for the next several years and benefited from the general relief rally in retail stocks towards the end of the year. D. R. Horton, Inc. also helped, rising while participating in a broad housing rally.

What hurt performance during the year:

•

The health care sector had a difficult year as political and demographic changes roiled the industry. Cardinal Health, Inc. was the worst holding in the sector, finishing down on generic drug price deflation and lackluster earnings reports. The company also disclosed in November that it has received requests for information and subpoenas regarding the distribution of opioid medication. This position has been sold, given the growing potential for massive legal action against the “big three” drug distribution firms.

•

The information technology sector also detracted from Portfolio returns during the year. Technology was led by large, high-growth companies that generally don’t pay a strong (if any) dividend. Western Union Co. detracted from performance as news broke in January of the company’s settlement with the Federal Trade Commission and Justice Department that cost the company $586 million. CSRA Inc. also dragged down performance as it finished the year lower. They missed expectations for their fiscal second quarter of 2018.

1290 VT EQUITY INCOME PORTFOLIO (Unaudited)

Portfolio Positioning and Outlook

As 2018 gets underway, the global economy looks stronger to us than it has in many years. The battle this year will undoubtedly fall to interest rates hikes (how high, how fast) and earnings growth (how strong). There are a few concerns, including record high margin debt, excessive investor optimism coupled with high absolute valuations, and a Federal Reserve in tightening mode. However, there is little evidence economically that would suggest a coming or impending slowdown. We remain constructive on equities, but given the rosy outlook, investors should not be surprised to see a mild pullback at some point.

Sector Weightings as of December 31, 2017	% of Net Assets
Financials	25.8%
Health Care	12.3
Energy	11.3
Information Technology	9.9
Industrials	9.0
Consumer Staples	8.4
Consumer Discretionary	8.2
Utilities	5.2
Real Estate	4.5
Materials	2.8
Telecommunication Services	1.7
Repurchase Agreements	0.0 #
Cash and Other	0.9

100.0%

#	Less than 0.05%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees (in the case of Class IA and Class IB shares of the Portfolio), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2017 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/17	Ending Account Value 12/31/17	Expenses Paid During Period* 7/1/17 - 12/31/17
Class IA
Actual	$1,000.00	$1,104.12	$5.30
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.16	5.09
Class IB
Actual	1,000.00	1,103.59	5.30
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.16	5.09
Class K
Actual	1,000.00	1,106.68	3.98
Hypothetical (5% average annual return before expenses)	1,000.00	1,021.42	3.82

*  Expenses are equal to the Portfolio’s Class IA, Class IB and Class K shares annualized expense ratios of 1.00%, 1.00% and 0.75%, respectively, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

EQ ADVISORS TRUST

1290 VT EQUITY INCOME PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2017

	Number of Shares	Value (Note 1)
COMMON STOCKS:
Consumer Discretionary (8.2%)
Automobiles (1.8%)
General Motors Co.	283,019	$11,600,949

Hotels, Restaurants & Leisure (2.4%)
International Game Technology plc	375,657	9,958,667
Las Vegas Sands Corp.	79,605	5,531,752

		15,490,419

Household Durables (1.3%)
DR Horton, Inc.	111,860	5,712,690
Tupperware Brands Corp.	42,805	2,683,874

		8,396,564

Specialty Retail (2.7%)
Best Buy Co., Inc.	148,209	10,147,870
Lowe’s Cos., Inc.	73,296	6,812,130

		16,960,000

Total Consumer Discretionary		52,447,932

Consumer Staples (8.4%)
Beverages (0.7%)
PepsiCo, Inc.	39,980	4,794,402

Food & Staples Retailing (3.3%)
Walgreens Boots Alliance, Inc.	84,362	6,126,368
Wal-Mart Stores, Inc.	151,654	14,975,833

		21,102,201

Household Products (2.8%)
Colgate-Palmolive Co.	70,000	5,281,500
Kimberly-Clark Corp.	51,517	6,216,041
Procter & Gamble Co. (The)	67,573	6,208,607

		17,706,148

Tobacco (1.6%)
Altria Group, Inc.	140,000	9,997,400

Total Consumer Staples		53,600,151

Energy (11.3%)
Oil, Gas & Consumable Fuels (11.3%)
Andeavor	53,718	6,142,116
Chevron Corp.	56,000	7,010,640
ConocoPhillips	247,786	13,600,973
Devon Energy Corp.	110,147	4,560,086
Exxon Mobil Corp.	232,553	19,450,733
Occidental Petroleum Corp.	64,249	4,732,581
Statoil ASA (ADR)	164,930	3,532,801
Valero Energy Corp.	140,534	12,916,480

Total Energy		71,946,410

Financials (24.6%)
Banks (16.4%)
Bank of America Corp.	774,193	22,854,177
Citigroup, Inc.	167,182	12,440,013
Citizens Financial Group, Inc.	118,632	4,980,171
JPMorgan Chase & Co.	277,926	29,721,408
KeyCorp	375,000	7,563,750
SunTrust Banks, Inc.	170,283	10,998,579
Wells Fargo & Co.	270,000	16,380,900

		104,938,998

Capital Markets (1.6%)
Ameriprise Financial, Inc.	22,583	3,827,141
BGC Partners, Inc., Class A	405,666	6,129,613

		9,956,754

Diversified Financial Services (2.3%)
Berkshire Hathaway, Inc., Class B*	75,000	14,866,500

Insurance (4.3%)
MetLife, Inc.	169,248	8,557,179
Prudential Financial, Inc.	105,117	12,086,353
XL Group Ltd.	182,470	6,415,645

		27,059,177

Total Financials		156,821,429

Health Care (12.3%)
Biotechnology (1.8%)
Amgen, Inc.	53,614	9,323,474
Gilead Sciences, Inc.	25,509	1,827,465

		11,150,939

Health Care Equipment & Supplies (1.0%)
Hill-Rom Holdings, Inc.	77,387	6,522,950

Health Care Providers & Services (4.2%)
HealthSouth Corp.	114,762	5,670,390
Quest Diagnostics, Inc.	83,675	8,241,151
UnitedHealth Group, Inc.	59,545	13,127,291

		27,038,832

Pharmaceuticals (5.3%)
Allergan plc	17,296	2,829,280
Eli Lilly & Co.	91,923	7,763,817
Merck & Co., Inc.	210,364	11,837,182
Pfizer, Inc.	307,411	11,134,426

		33,564,705

Total Health Care		78,277,426

Industrials (9.0%)
Aerospace & Defense (2.5%)
L3 Technologies, Inc.	41,822	8,274,483
Northrop Grumman Corp.	26,177	8,033,983

		16,308,466

Industrial Conglomerates (0.4%)
General Electric Co.	138,163	2,410,944

Machinery (2.9%)
Cummins, Inc.	36,384	6,426,870
Oshkosh Corp.	132,313	12,025,928

		18,452,798

Road & Rail (1.6%)
Union Pacific Corp.	77,573	10,402,539

Trading Companies & Distributors (1.6%)
Triton International Ltd.*	51,101	1,913,733
WW Grainger, Inc.	34,908	8,247,015

		10,160,748

Total Industrials		57,735,495

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT EQUITY INCOME PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

	Number of Shares	Value (Note 1)
Information Technology (9.9%)
Communications Equipment (0.4%)
Cisco Systems, Inc.	62,341	$2,387,660

IT Services (3.6%)
Alliance Data Systems Corp.	18,835	4,774,296
CSRA, Inc.	190,000	5,684,800
DST Systems, Inc.	126,000	7,820,820
DXC Technology Co.	53,027	5,032,262

		23,312,178

Semiconductors & Semiconductor Equipment (1.7%)
Intel Corp.	241,305	11,138,639

Software (1.2%)
Microsoft Corp.	86,406	7,391,169

Technology Hardware, Storage & Peripherals (3.0%)
Apple, Inc.	36,634	6,199,572
HP, Inc.	232,488	4,884,573
Western Digital Corp.	103,198	8,207,337

		19,291,482

Total Information Technology		63,521,128

Materials (2.8%)
Chemicals (2.8%)
Huntsman Corp.	301,894	10,050,051
LyondellBasell Industries NV, Class A	73,174	8,072,556

Total Materials		18,122,607

Real Estate (4.5%)
Equity Real Estate Investment Trusts (REITs) (4.0%)
Apartment Investment & Management Co. (REIT), Class A	143,809	6,285,891
CyrusOne, Inc. (REIT)	78,987	4,702,096
MGM Growth Properties LLC (REIT), Class A (x)	162,837	4,746,699
Sun Communities, Inc. (REIT)	104,000	9,649,120

		25,383,806

Real Estate Management & Development (0.5%)
Realogy Holdings Corp.	133,900	3,548,350

Total Real Estate		28,932,156

Telecommunication Services (1.7%)
Diversified Telecommunication Services (1.7%)
AT&T, Inc.	221,003	8,592,597
Verizon Communications, Inc.	46,092	2,439,649

Total Telecommunication Services		11,032,246

Utilities (5.2%)
Electric Utilities (3.0%)
Entergy Corp.	136,001	11,069,121
Exelon Corp.	200,000	7,882,000

		18,951,121

Multi-Utilities (2.2%)
Ameren Corp.	106,015	6,253,825
Public Service Enterprise Group, Inc.	150,000	7,725,000

		13,978,825

Total Utilities		32,929,946

Total Common Stocks (97.9%) (Cost $464,554,404)		625,366,926

MASTER LIMITED PARTNERSHIP:
Financials (1.2%)
Capital Markets (1.2%)
Apollo Global Management LLC, Class A (Cost $5,466,950)	221,957	7,428,901

	Principal Amount	Value (Note 1)
SHORT-TERM INVESTMENTS:
Repurchase Agreements (0.0%)
Citigroup Global Markets Ltd., 1.40%, dated 12/29/17, due 1/2/18, repurchase price $15,138, collateralized by various Foreign Government Agency Securities, ranging from 1.625%-2.500%, maturing 3/16/21-7/29/25, U.S. Government Treasury Securities, ranging from 0.875%-7.250%, maturing from 8/15/20-2/15/47; total market value $15,439. (xx)	$15,136	15,136
Citigroup Global Markets, Inc., 1.60%, dated 12/29/17, due 1/2/18, repurchase price $50,009, collateralized by various Common Stocks; total market value $55,000. (xx)	50,000	50,000
Deutsche Bank AG, 1.81%, dated 12/29/17, due 1/2/18, repurchase price $35,101, collateralized by various Common Stocks, U.S. Government Treasury Securities, ranging from 1.875%-2.250%, maturing 4/30/22-8/15/46; total market value $39,032. (xx)	35,094	35,094
Deutsche Bank AG, 1.81%, dated 12/29/17, due 1/2/18, repurchase price $29,139, collateralized by various Common Stocks, U.S. Government Treasury Securities, ranging from 1.875%-2.250%, maturing 4/30/22-8/15/46; total market value $32,402. (xx)	29,133	29,133
Deutsche Bank AG, 1.81%, dated 12/29/17, due 1/2/18, repurchase price $45,909, collateralized by various Common Stocks, U.S. Government Treasury Securities, ranging from 1.875%-2.250%, maturing 4/30/22-8/15/46; total market value $51,051. (xx)	45,900	45,900

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT EQUITY INCOME PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

	Principal Amount	Value (Note 1)
NBC Global Finance Ltd., 1.59%, dated 12/29/17, due 1/2/18, repurchase price $18,246, collateralized by various Common Stocks; total market value $20,294. (xx)	$18,243	$18,243
NBC Global Finance Ltd., 1.59%, dated 12/29/17, due 1/2/18, repurchase price $25,256, collateralized by various Common Stocks; total market value $28,091. (xx)	25,252	25,252
NBC Global Finance Ltd., 1.59%, dated 12/29/17, due 1/2/18, repurchase price $30,381, collateralized by various Common Stocks; total market value $33,791. (xx)	30,376	30,376
RBS Securities, Inc., 1.37%, dated 12/29/17, due 1/2/18, repurchase price $18,619, collateralized by various U.S. Government Treasury Securities, ranging from 1.750%-1.875%, maturing 2/28/22-9/30/22; total market value $18,988. (xx)	18,616	18,616

Total Repurchase Agreements		267,750

Total Short-Term Investments (0.0%) (Cost $267,750)		267,750

Total Investments in Securities (99.1%) (Cost $470,289,104)		633,063,577
Other Assets Less Liabilities (0.9%)		5,876,587

Net Assets (100%)		$638,940,164

*	Non-income producing.
(x)	All or a portion of security is on loan at December 31, 2017.
(xx)	At December 31, 2017, the Portfolio had loaned securities with a total value of $262,350. This was secured by cash collateral of $267,750 which was subsequently invested in joint repurchase agreements with a total value of $267,750, as detailed in the Notes to the Financial Statements, for which the Portfolio has a proportionate interest as reported in the Portfolio of Investments as Repurchase Agreements.

Glossary:

ADR	— American Depositary Receipt

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT EQUITY INCOME PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2017:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Common Stocks
Consumer Discretionary	$52,447,932	$—	$—	$52,447,932
Consumer Staples	53,600,151	—	—	53,600,151
Energy	71,946,410	—	—	71,946,410
Financials	156,821,429	—	—	156,821,429
Health Care	78,277,426	—	—	78,277,426
Industrials	57,735,495	—	—	57,735,495
Information Technology	63,521,128	—	—	63,521,128
Materials	18,122,607	—	—	18,122,607
Real Estate	28,932,156	—	—	28,932,156
Telecommunication Services	11,032,246	—	—	11,032,246
Utilities	32,929,946	—	—	32,929,946
Master Limited Partnerships
Financials	7,428,901	—	—	7,428,901
Short-Term Investments
Repurchase Agreements	—	267,750	—	267,750

Total Assets	$632,795,827	$267,750	$—	$633,063,577

Total Liabilities	$—	$—	$—	$—

Total	$632,795,827	$267,750	$—	$633,063,577

There were no transfers between Levels 1, 2 or 3 during the year ended December 31, 2017.

The Portfolio held no derivatives contracts during the year ended December 31, 2017.

Investment security transactions for the year ended December 31, 2017 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$256,027,539
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$350,892,195

As of December 31, 2017, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments in securities and derivative instruments, if applicable, for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$167,778,627
Aggregate gross unrealized depreciation	(5,373,717)

Net unrealized appreciation	$162,404,910

Federal income tax cost of investments in securities and derivative instruments, if applicable	$470,658,667

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT EQUITY INCOME PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2017

ASSETS
Investments in Securities, at value (x):
Unaffiliated Issuers (Cost $470,021,354)	$632,795,827
Repurchase Agreements (Cost $267,750)	267,750
Cash	6,060,913
Dividends, interest and other receivables	763,653
Securities lending income receivable	382
Other assets	2,706

Total assets	639,891,231

LIABILITIES
Investment management fees payable	338,448
Payable for return of collateral on securities loaned	267,750
Payable to Separate Accounts for Portfolio shares redeemed	167,410
Administrative fees payable	52,919
Distribution fees payable – Class IB	37,348
Distribution fees payable – Class IA	9,116
Trustees’ fees payable	313
Accrued expenses	77,763

Total liabilities	951,067

NET ASSETS	$638,940,164

Net assets were comprised of:
Paid in capital	$467,350,611
Accumulated undistributed net investment income (loss)	49,565
Accumulated undistributed net realized gain (loss)	8,765,515
Net unrealized appreciation (depreciation)	162,774,473

Net assets	$638,940,164

Class IA
Net asset value, offering and redemption price per share, $41,988,077 / 6,892,023 shares outstanding (unlimited amount authorized: $0.01 par value)	$6.09

Class IB
Net asset value, offering and redemption price per share, $176,994,600 / 28,899,991 shares outstanding (unlimited amount authorized: $0.01 par value)	$6.12

Class K
Net asset value, offering and redemption price per share, $419,957,487 / 68,924,448 shares outstanding (unlimited amount authorized: $0.01 par value)	$6.09

(x)	Includes value of securities on loan of $262,350.

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2017

INVESTMENT INCOME
Dividends (net of $10,431 foreign withholding tax)	$15,915,586
Interest	30,169
Securities lending (net)	23,778

Total income	15,969,533

EXPENSES
Investment management fees	4,677,937
Administrative fees	612,329
Distribution fees – Class IB	413,991
Distribution fees – Class IA	102,559
Professional fees	65,411
Printing and mailing expenses	57,433
Custodian fees	56,000
Trustees’ fees	15,069
Miscellaneous	14,054

Gross expenses	6,014,783
Less: Waiver from investment manager	(819,424)

Net expenses	5,195,359

NET INVESTMENT INCOME (LOSS)	10,774,174

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on investments in securities	49,406,335
Net change in unrealized appreciation (depreciation) on investments in securities	33,571,876

NET REALIZED AND UNREALIZED GAIN (LOSS)	82,978,211

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$93,752,385

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT EQUITY INCOME PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2017	2016
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$10,774,174	$12,565,478
Net realized gain (loss)	49,406,335	75,885,972
Net change in unrealized appreciation (depreciation)	33,571,876	(7,679,724)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	93,752,385	80,771,726

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income
Class IA	(651,134)	(702,790)
Class IB	(2,602,184)	(2,787,245)
Class K	(7,181,683)	(9,292,117)

	(10,435,001)	(12,782,152)

Distributions from net realized capital gains
Class IA	(3,103,751)	(4,245,054)
Class IB	(12,454,556)	(16,747,529)
Class K	(29,820,753)	(48,609,781)

	(45,379,060)	(69,602,364)

TOTAL DIVIDENDS AND DISTRIBUTIONS	(55,814,061)	(82,384,516)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 491,442 and 768,158 shares, respectively ]	3,007,255	4,524,815
Capital shares issued in reinvestment of dividends and distributions [ 627,036 and 851,787 shares, respectively ]	3,754,885	4,947,844
Capital shares repurchased [ (1,357,392) and (1,205,255) shares, respectively ]	(8,203,435)	(6,997,565)

Total Class IA transactions	(1,441,295)	2,475,094

Class IB
Capital shares sold [ 1,732,138 and 1,884,954 shares, respectively ]	10,578,022	10,915,941
Capital shares issued in reinvestment of dividends and distributions [ 2,501,272 and 3,346,859 shares, respectively ]	15,056,740	19,534,774
Capital shares repurchased [ (3,495,796) and (3,734,710) shares, respectively ]	(21,213,173)	(21,875,398)

Total Class IB transactions	4,421,589	8,575,317

Class K
Capital shares sold [ 707,614 and 1,267,442 shares, respectively ]	4,201,956	7,178,433
Capital shares issued in reinvestment of dividends and distributions [ 6,178,254 and 9,969,570 shares, respectively ]	37,002,436	57,901,898
Capital shares repurchased [ (17,286,247) and (21,820,318) shares, respectively ]	(104,025,623)	(127,764,597)

Total Class K transactions	(62,821,231)	(62,684,266)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	(59,840,937)	(51,633,855)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(21,902,613)	(53,246,645)
NET ASSETS:
Beginning of year	660,842,777	714,089,422

End of year (a)	$638,940,164	$660,842,777

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$49,565	$190,827

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT EQUITY INCOME PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class IA	2017	2016	2015	2014	2013
Net asset value, beginning of year	$5.76	$5.79	$6.59	$6.77	$5.86

Income (loss) from investment operations:
Net investment income (loss) (e)	0.09	0.10	0.09	0.11	0.11
Net realized and unrealized gain (loss)	0.80	0.65	(0.22)	0.48	1.72

Total from investment operations	0.89	0.75	(0.13)	0.59	1.83

Less distributions:
Dividends from net investment income	(0.09)	(0.11)	(0.10)	(0.11)	(0.13)
Distributions from net realized gains	(0.47)	(0.67)	(0.57)	(0.66)	(0.79)

Total dividends and distributions	(0.56)	(0.78)	(0.67)	(0.77)	(0.92)

Net asset value, end of year	$6.09	$5.76	$5.79	$6.59	$6.77

Total return	15.78%	12.93%	(1.69)%	8.79%	31.63%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$41,988	$41,067	$38,863	$40,537	$40,639
Ratio of expenses to average net assets:
After waivers (f)	1.00%	1.00%	1.03%	1.05%	1.05%
After waivers and fees paid indirectly (f)	1.00%	1.00%	1.03%	1.05%	1.05%
Before waivers and fees paid indirectly (f)	1.13%	1.13%	1.12%	1.13%	1.13%
Ratio of net investment income (loss) to average net assets:
After waivers (f)	1.56%	1.72%	1.46%	1.59%	1.59%
After waivers and fees paid indirectly (f)	1.56%	1.72%	1.46%	1.59%	1.59%
Before waivers and fees paid indirectly (f)	1.43%	1.59%	1.37%	1.52%	1.51%
Portfolio turnover rate^	41%	49%	66%	50%	58%

	Year Ended December 31,
Class IB	2017	2016	2015	2014	2013
Net asset value, beginning of year	$5.79	$5.81	$6.61	$6.80	$5.88

Income (loss) from investment operations:
Net investment income (loss) (e)	0.10	0.10	0.09	0.11	0.10
Net realized and unrealized gain (loss)	0.79	0.66	(0.22)	0.47	1.74

Total from investment operations	0.89	0.76	(0.13)	0.58	1.84

Less distributions:
Dividends from net investment income	(0.09)	(0.11)	(0.10)	(0.11)	(0.13)
Distributions from net realized gains	(0.47)	(0.67)	(0.57)	(0.66)	(0.79)

Total dividends and distributions	(0.56)	(0.78)	(0.67)	(0.77)	(0.92)

Net asset value, end of year	$6.12	$5.79	$5.81	$6.61	$6.80

Total return	15.70%	13.06%	(1.68)%	8.59%	31.72%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$176,995	$162,969	$154,966	$167,418	$160,887
Ratio of expenses to average net assets:
After waivers (f)	1.00%	1.00%	1.03%	1.05%	1.05%
After waivers and fees paid indirectly (f)	1.00%	1.00%	1.03%	1.05%	1.05%
Before waivers and fees paid indirectly (f)	1.13%	1.13%	1.12%	1.13%	1.13%
Ratio of net investment income (loss) to average net assets:
After waivers (f)	1.56%	1.72%	1.46%	1.59%	1.56%
After waivers and fees paid indirectly (f)	1.56%	1.72%	1.46%	1.59%	1.56%
Before waivers and fees paid indirectly (f)	1.43%	1.59%	1.37%	1.51%	1.49%
Portfolio turnover rate^	41%	49%	66%	50%	58%

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT EQUITY INCOME PORTFOLIO

FINANCIAL HIGHLIGHTS (Continued)

	Year Ended December 31,
Class K	2017	2016	2015	2014	2013
Net asset value, beginning of year	$5.76	$5.79	$6.59	$6.77	$5.86

Income (loss) from investment operations:
Net investment income (loss) (e)	0.11	0.12	0.11	0.13	0.12
Net realized and unrealized gain (loss)	0.80	0.65	(0.22)	0.48	1.73

Total from investment operations	0.91	0.77	(0.11)	0.61	1.85

Less distributions:
Dividends from net investment income	(0.11)	(0.13)	(0.12)	(0.13)	(0.15)
Distributions from net realized gains	(0.47)	(0.67)	(0.57)	(0.66)	(0.79)

Total dividends and distributions	(0.58)	(0.80)	(0.69)	(0.79)	(0.94)

Net asset value, end of year	$6.09	$5.76	$5.79	$6.59	$6.77

Total return	16.05%	13.22%	(1.44)%	9.06%	31.96%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$419,957	$456,807	$520,261	$668,050	$648,008
Ratio of expenses to average net assets:
After waivers (f)	0.75%	0.75%	0.79%	0.80%	0.80%
After waivers and fees paid indirectly (f)	0.75%	0.75%	0.79%	0.80%	0.80%
Before waivers and fees paid indirectly (f)	0.88%	0.88%	0.87%	0.88%	0.88%
Ratio of net investment income (loss) to average net assets:
After waivers (f)	1.81%	1.98%	1.70%	1.84%	1.84%
After waivers and fees paid indirectly (f)	1.81%	1.98%	1.70%	1.84%	1.84%
Before waivers and fees paid indirectly (f)	1.68%	1.85%	1.61%	1.76%	1.76%
Portfolio turnover rate^	41%	49%	66%	50%	58%
^	Portfolio turnover rate excludes derivatives, if any.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.

See Notes to Financial Statements.

1290 VT GAMCO MERGERS & ACQUISITIONS PORTFOLIO (Unaudited)

INVESTMENT MANAGER

➢	AXA Equitable Funds Management Group, LLC

INVESTMENT SUB-ADVISER

➢	GAMCO Asset Management, Inc.

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/17
	1 Year	5 Years	10 Years/ Since Incept.
Portfolio – Class IA Shares	6.14%	5.76%	4.62%
Portfolio – Class IB Shares	6.17	5.75	4.52
Portfolio – Class K Shares*	6.42	6.02	5.86
S&P Long-Only Merger Arbitrage Index	4.67	4.53	3.57
S&P 500® Index	21.83	15.79	8.50
* Date of inception 8/26/11. Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned 6.17% for the year ended December 31, 2017. This compares to the returns of the following benchmarks over the same period: the S&P Long-Only Merger Arbitrage Index and the S&P 500® Index, which returned 4.67% and 21.83%, respectively.

Portfolio Highlights

What helped performance during the year:

•

Robust deal activity continued to propel the Portfolio in 2017 with acquisitions including Snyder’s-Lance and Tribune Media. The tax bill gives clarity to corporate leaders on asset values and confidence to pursue strategic acquisitions to grow their businesses over the long-term.

•	Strong European deal activity drove sustained volume in the year despite lower levels of U.S. and cross-border deals.

•

Equipment rental company Herc Holdings Inc. was up during the year as renting of specialized construction equipment continued to increase, along with tailwinds from hurricanes at the end of the summer. Any kind of fiscal stimulus focused on infrastructure would provide more momentum.

What hurt performance during the year:

•

Announced deal Rite Aid Corp., was a drag on performance for the period, as the company announced it had ended its merger with Walgreens over the summer due to antitrust concerns. Walgreens twice re-negotiated, purchasing fewer stores after the deal ended and recently agreed to purchase less than half of Rite Aid’s stores, finally receiving regulatory approval.

•	Time Warner Inc. was down slightly during the year as the Justice Department filed suit to stop its vertical merger with AT&T during the fourth quarter, at the very least delaying its closing.

•

The Portfolio’s underweighting in technology in the pre-announced portion of the Portfolio overall detracted from performance for the year as a narrow range of technology companies bested benchmark returns during the period.

Portfolio Positioning and Outlook

While low interest rates propel deal activity with cheap financing for companies, rising interest rates are also positive for spreads on announced deals. Announced deal spreads are a function of short-term rates with an added risk premium based on deal specifics. As rates rise, spreads on announced deals may also benefit.

Despite the Department of Justice’s stance on the AT&T/Time Warner deal, we see positive signs from the current political administration which will likely encourage deal activity going forward. These include scaling back Dodd Frank regulations, raising the Systemically Important Financial Institutions (SIFI) thresholds, which could spur bank deals, and the elimination of net neutrality and the Federal Communication Commission’s proposed changes to media ownership caps, which could result in more media deals.

Corporate tax reform became a reality at the end of the year as the House and Senate bills were reconciled and passed before the Christmas recess. Specifically, lowering the corporate tax rate from 35% to 21% along with repatriation of up to $2.5 trillion of U.S. cash trapped overseas may provide strong momentum for deal activity in 2018. We believe cheap financing, unprecedented levels of cash on corporate balance sheets and global growth and globalization (which fuels cross border deals) will continue to propel M&A into the coming year. Tax reform is the icing on the cake.

1290 VT GAMCO MERGERS & ACQUISITIONS PORTFOLIO (Unaudited)

Sector Weightings as of December 31, 2017	% of Net Assets
Investment Company	22.3%
Consumer Discretionary	16.2
Industrials	13.7
Information Technology	8.8
Health Care	7.8
Consumer Staples	6.2
Utilities	6.1
Telecommunication Services	6.0
Materials	4.8
Repurchase Agreements	3.2
Real Estate	2.1
Financials	2.1
Energy	0.8
Cash and Other	(0.1)

100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees (in the case of Class IA and Class IB shares of the Portfolio), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2017 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/17	Ending Account Value 12/31/17	Expenses Paid During Period* 7/1/17 - 12/31/17
Class IA
Actual	$1,000.00	$1,038.16	$6.77
Hypothetical (5% average annual return before expenses)	1,000.00	1,018.56	6.71
Class IB
Actual	1,000.00	1,038.30	6.77
Hypothetical (5% average annual return before expenses)	1,000.00	1,018.56	6.71
Class K
Actual	1,000.00	1,039.53	5.49
Hypothetical (5% average annual return before expenses)	1,000.00	1,019.82	5.44

*  Expenses are equal to the Portfolio’s Class IA, Class IB and Class K shares annualized expense ratios of 1.32%, 1.32% and 1.07%, respectively, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

EQ ADVISORS TRUST

1290 VT GAMCO MERGERS & ACQUISITIONS PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2017

	Number of Shares	Value (Note 1)
COMMON STOCKS:
Consumer Discretionary (16.2%)
Diversified Consumer Services (0.0%)
Alarmforce Industries, Inc.	5,000	$63,524

Hotels, Restaurants & Leisure (0.6%)
Belmond Ltd., Class A*	38,000	465,500
Buffalo Wild Wings, Inc.*	2,500	390,875
Dover Motorsports, Inc.	79,000	154,050
Eldorado Resorts, Inc. (x)*	6,000	198,900
Mantra Group Ltd.	1,000	3,043
NYX Gaming Group Ltd.*	120,500	228,154

		1,440,522

Household Durables (1.5%)
Lennar Corp., Class B	28,560	1,475,981
Nobility Homes, Inc.	8,000	154,000
Sony Corp. (ADR)	42,500	1,910,375

		3,540,356

Media (14.1%)
AH Belo Corp., Class A	61,608	295,718
AMC Networks, Inc., Class A*	3,500	189,280
Beasley Broadcast Group, Inc., Class A (x)	47,000	629,800
Clear Channel Outdoor Holdings, Inc., Class A	382,036	1,757,366
DISH Network Corp., Class A*	18,000	859,500
EW Scripps Co. (The), Class A*	161,000	2,516,430
Interpublic Group of Cos., Inc. (The)	75,000	1,512,000
Liberty Broadband Corp., Class A*	250	21,263
Liberty Broadband Corp., Class C*	353	30,061
Liberty Global plc, Class A*	15,000	537,600
Liberty Global plc, Class C*	23,000	778,320
Liberty Global plc LiLAC, Class A (x)*	10,000	201,500
Liberty Global plc LiLAC, Class C*	15,000	298,350
Liberty Media Corp.-Liberty Braves, Class C*	3,005	66,771
Liberty Media Corp-Liberty Braves, Class A*	3,000	66,150
Loral Space & Communications, Inc.*	25,000	1,101,250
Regal Entertainment Group, Class A	58,000	1,334,580
Salem Media Group, Inc.	12,800	57,600
Scripps Networks Interactive, Inc., Class A	50,000	4,269,000
Sky plc*	200,000	2,732,703
Telegraaf Media Groep NV (CVA)*	3,000	14,402
Telenet Group Holding NV*	27,000	1,881,881
Time Warner, Inc.	74,000	6,768,780
Time, Inc.	2,000	36,900
Tribune Media Co., Class A	135,000	5,733,450
tronc, Inc.*	2,000	35,180

		33,725,835

Total Consumer Discretionary		38,770,237

Consumer Staples (6.2%)
Beverages (0.4%)
National Beverage Corp.	1,000	$97,440
Refresco Group NV (m)	33,500	795,861

		893,301

Food & Staples Retailing (0.5%)
Rite Aid Corp. (x)*	570,000	1,122,900

Food Products (5.2%)
Amplify Snack Brands, Inc. (x)*	201,000	2,414,010
Bob Evans Farms, Inc.	31,000	2,443,420
GrainCorp Ltd., Class A	52,000	332,293
Hershey Co. (The)	3,300	374,583
Mondelez International, Inc., Class A	25,000	1,070,000
Parmalat SpA	850,000	3,161,605
Premier Foods plc*	1,420,000	819,608
Snyder’s-Lance, Inc.	10,000	500,800
Tootsie Roll Industries, Inc. (x)	40,000	1,456,000

		12,572,319

Personal Products (0.1%)
Avon Products, Inc.*	130,000	279,500

Total Consumer Staples		14,868,020

Energy (0.8%)
Oil, Gas & Consumable Fuels (0.8%)
Alvopetro Energy Ltd.*	295,000	41,070
EQT Corp.	2,000	113,840
Etablissements Maurel et Prom*	200	864
Gulf Coast Ultra Deep Royalty Trust	600,000	18,645
Noble Energy, Inc.	46,999	1,369,551
Whiting Petroleum Corp.*	11,000	291,280

Total Energy		1,835,250

Financials (1.8%)
Banks (1.3%)
BB&T Corp.	15,000	745,800
Flushing Financial Corp.	62,000	1,705,000
Horizon Bancorp	101	2,808
Sterling Bancorp	30,000	738,000

		3,191,608

Capital Markets (0.1%)
BKF Capital Group, Inc.*	1,200	17,400
Melker Schorling AB (x)	2,000	138,728

		156,128

Diversified Financial Services (0.3%)
Kinnevik AB, Class B	20,000	676,086

Insurance (0.1%)
Aspen Insurance Holdings Ltd.	3,000	121,800
Topdanmark A/S*	1,000	43,209

		165,009

Total Financials		4,188,831

Health Care (7.7%)
Biotechnology (2.9%)
Advanced Accelerator Applications SA (ADR)*	60,000	4,897,200

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT GAMCO MERGERS & ACQUISITIONS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

	Number of Shares	Value (Note 1)
Enzymotec Ltd. (x)*	21,500	$254,775
Grifols SA (ADR)	30,000	687,600
Idorsia Ltd. (x)*	15,000	391,759
Ignyta, Inc.*	22,000	587,400

		6,818,734

Health Care Equipment & Supplies (1.7%)
Contra Innocoll Holdings plc (r)*	125,000	56,250
Entellus Medical, Inc.*	35,000	853,650
Exactech, Inc.*	41,454	2,049,900
ICU Medical, Inc.*	4,000	864,000
MGC Diagnostics Corp. (r)	10,000	110,300
NxStage Medical, Inc.*	2,000	48,460

		3,982,560

Health Care Providers & Services (0.2%)
American Medical Alert Corp. (r)*	140,898	1,057
Chemed Corp.	500	121,510
Humana, Inc.	1,400	347,298
Kindred Healthcare, Inc.	11,000	106,700

		576,565

Health Care Technology (0.0%)
Servelec Group plc	1,000	4,280

Life Sciences Tools & Services (0.0%)
Illumina, Inc.*	400	87,396

Pharmaceuticals (2.9%)
Akorn, Inc.*	115,000	3,706,450
Allergan plc	14,500	2,371,910
Depomed, Inc.*	30,000	241,500
Mylan NV*	6,500	275,015
Ocera Therapeutics, Inc. (r)*	16,000	3,240
Sucampo Pharmaceuticals, Inc., Class A*	22,000	394,900

		6,993,015

Total Health Care		18,462,550

Industrials (13.7%)
Aerospace & Defense (2.8%)
Orbital ATK, Inc.	45,000	5,917,500
Rockwell Collins, Inc.	6,500	881,530

		6,799,030

Air Freight & Logistics (0.0%)
Park-Ohio Holdings Corp.	2,500	114,875

Airlines (0.0%)
HNZ Group, Inc.*	2,000	29,722

Building Products (0.1%)
Fortune Brands Home & Security, Inc.	5,000	342,200

Construction & Engineering (0.0%)
NAPEC, Inc.*	1,000	1,543

Electrical Equipment (1.8%)
General Cable Corp.	130,000	3,848,000
Rockwell Automation, Inc.	2,400	471,240

		4,319,240

Machinery (3.4%)
CIRCOR International, Inc.	6,000	$292,080
Haldex AB*	35,000	372,268
Mueller Industries, Inc.	20,000	708,600
Mueller Water Products, Inc., Class A	50,000	626,500
Navistar International Corp.*	120,000	5,145,600
SLM Solutions Group AG*	2,400	137,503
Xylem, Inc.	11,000	750,200

		8,032,751

Marine (0.0%)
Solvang ASA*	200	804

Road & Rail (1.3%)
Hertz Global Holdings, Inc. (x)*	140,000	3,094,000

Trading Companies & Distributors (3.0%)
Herc Holdings, Inc.*	85,000	5,321,850
Kaman Corp.	30,000	1,765,200

		7,087,050

Transportation Infrastructure (1.3%)
Abertis Infraestructuras SA	135,000	3,004,724
exactEarth Ltd.*	9,101	7,530

		3,012,254

Total Industrials		32,833,469

Information Technology (8.8%)
Communications Equipment (1.0%)
Digi International, Inc.*	50,000	477,500
Harris Corp.	14,000	1,983,100

		2,460,600

Electronic Equipment, Instruments & Components (1.9%)
Axis Communications AB	72,800	3,016,508
Pure Technologies Ltd.	200,000	1,428,799

		4,445,307

Internet Software & Services (0.1%)
Aconex Ltd.*	50,000	299,226
Bazaarvoice, Inc.*	500	2,725
Dalenys*	5,300	57,290

		359,241

IT Services (1.1%)
Affecto OYJ	5,000	26,756
Business & Decision*	6,000	56,873
MoneyGram International, Inc.*	51,500	678,770
Nets A/S (m)*	70,000	1,841,185
SQS Software Quality Systems AG	12,000	132,045

		2,735,629

Semiconductors & Semiconductor Equipment (0.9%)
AIXTRON SE*	22,800	316,790
IXYS Corp.*	16,000	383,200
NXP Semiconductors NV*	11,500	1,346,535

		2,046,525

Software (3.8%)
Barracuda Networks, Inc.*	80,000	2,200,000
BroadSoft, Inc.*	35,000	1,921,500

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT GAMCO MERGERS & ACQUISITIONS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

	Number of Shares	Value (Note 1)
Gemalto NV	5,500	$326,659
Silver Spring Networks, Inc.*	280,000	4,547,200
Synchronoss Technologies, Inc. (x)*	5,000	44,700

		9,040,059

Total Information Technology		21,087,361

Materials (4.8%)
Chemicals (2.3%)
Calgon Carbon Corp.	125,000	2,662,500
Ferro Corp.*	10,000	235,900
International Flavors & Fragrances, Inc.	4,000	610,440
Linde AG*	5,000	1,167,754
Monsanto Co.	8,000	934,240

		5,610,834

Construction Materials (1.3%)
Vulcan Materials Co.	24,000	3,080,880

Containers & Packaging (0.5%)
Greif, Inc., Class A	4,000	242,320
Myers Industries, Inc.	55,000	1,072,500

		1,314,820

Metals & Mining (0.4%)
Alamos Gold, Inc., Class A	8,000	52,080
AuRico Metals, Inc.*	8,876	12,613
Osisko Gold Royalties Ltd. (x)	28,000	323,437
Pan American Silver Corp. (x)	30,000	467,303

		855,433

Paper & Forest Products (0.3%)
Norbord, Inc.	21,000	710,859

Total Materials		11,572,826

Real Estate (2.1%)
Equity Real Estate Investment Trusts (REITs) (2.1%)
Axiare Patrimonio SOCIMI SA (REIT)	200	4,420
GGP, Inc. (REIT)	2,500	58,475
Ryman Hospitality Properties, Inc. (REIT)	71,500	4,934,930

Total Real Estate		4,997,825

Telecommunication Services (6.0%)
Diversified Telecommunication Services (1.4%)
Asia Satellite Telecommunications Holdings Ltd.	65,000	58,903
CenturyLink, Inc.	100,000	1,668,000
Cincinnati Bell, Inc.*	49,000	1,021,650
Koninklijke KPN NV	100,000	348,916
Straight Path Communications, Inc., Class B*	2,000	363,580

		3,461,049

Wireless Telecommunication Services (4.6%)
Millicom International Cellular SA	47,000	3,168,270
Telephone & Data Systems, Inc.	18,000	500,400
T-Mobile US, Inc.*	70,000	4,445,700
United States Cellular Corp.*	74,000	$2,784,620

		10,898,990

Total Telecommunication Services		14,360,039

Utilities (6.1%)
Electric Utilities (3.3%)
PNM Resources, Inc.	22,000	889,900
Westar Energy, Inc.	130,000	6,864,000

		7,753,900

Gas Utilities (1.4%)
National Fuel Gas Co.	50,000	2,745,500
WGL Holdings, Inc.	8,000	686,720

		3,432,220

Independent Power and Renewable Electricity Producers (0.4%)
Alerion Cleanpower SpA	11,000	39,384
Calpine Corp.*	58,000	877,540

		916,924

Multi-Utilities (0.0%)
Avista Corp.	500	25,745

Water Utilities (1.0%)
Severn Trent plc	80,000	2,335,219

Total Utilities		14,464,008

Total Common Stocks (74.2%) (Cost $162,165,062)		177,440,416

PREFERRED STOCK:
Financials (0.3%)
Diversified Financial Services (0.3%)
Steel Partners Holdings LP 6.000%	34,161	719,772

Total Preferred Stock (0.3%) (Cost $630,952)		719,772

	Number of Rights	Value (Note 1)
RIGHTS:
Consumer Discretionary (0.0%)
Media (0.0%)
Media General, Inc., CVR (r)*	130,000	—

Total Consumer Discretionary		—

Consumer Staples (0.0%)
Food & Staples Retailing (0.0%)
Safeway, Inc. (Casa Ley subsidiary), CVR (r)*	350,000	141,750
Safeway, Inc. (PDC subsidiary), CVR (r)*	350,000	3,937

Total Consumer Staples		145,687

Health Care (0.1%)
Biotechnology (0.1%)
Ambit Biosciences Corp., CVR (r)*	20,000	9,000

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT GAMCO MERGERS & ACQUISITIONS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

	Number of Rights	Value (Note 1)
Chelsea Therapeutics, Inc., CVR (r)(x)*	12,000	$—
Durata Therapeutics, Inc., CVR (r)*	20,000	—
Dyax Corp., CVR (r)*	116,000	96,570
Tobira Therapeutics, Inc., CVR (r)(x)*	15,000	675

		106,245

Health Care Equipment & Supplies (0.0%)
Synergetics USA, Inc., CVR (r)*	479,184	68,284
Wright Medical Group NV, CVR, expiring 3/1/19*	5,000	7,550

		75,834

Pharmaceuticals (0.0%)
ADOLOR, CVR (r)*	40,000	7,800
Omthera Pharmaceuticals, Inc., CVR (r)*	100	—

		7,800

Total Health Care		189,879

Information Technology (0.0%)
Electronic Equipment, Instruments & Components (0.0%)
Gerber Scientific, Inc., CVR (r)(x)*	320,000	—

Total Information Technology		—

Total Rights (0.1%) (Cost $30,225)		335,566

	Number of Warrants	Value (Note 1)
WARRANTS:
Materials (0.0%)
Metals & Mining (0.0%)
Hudbay Minerals, Inc., expiring 7/20/18* (Cost $887)	850	264

	Number of Shares	Value (Note 1)
SHORT-TERM INVESTMENTS:
Investment Company (22.3%)
JPMorgan Prime Money Market Fund, IM Shares	53,469,757	53,475,104

	Principal Amount	Value (Note 1)
Repurchase Agreements (3.2%)
Bank of Nova Scotia (The), 1.39%, dated 12/29/17, due 1/2/18, repurchase price $300,046, collateralized by various U.S. Government Treasury Securities, ranging from 0.000%-3.750%, maturing 1/11/18-2/15/47; total market value $306,252. (xx)	$300,000	300,000
Bank of Nova Scotia (The), 1.39%, dated 12/29/17, due 1/2/18, repurchase price $400,062, collateralized by various U.S. Government Treasury Securities, ranging from 0.000%-3.750%, maturing 1/11/18-2/15/47; total market value $408,336. (xx)	$400,000	$400,000
Bank of Nova Scotia (The), 1.39%, dated 12/29/17, due 1/2/18, repurchase price $200,031, collateralized by various U.S. Government Treasury Securities, ranging from 0.000%-3.750%, maturing 1/11/18-2/15/47; total market value $204,168. (xx)	200,000	200,000
Citigroup Global Markets Ltd., 1.40%, dated 12/29/17, due 1/2/18, repurchase price $600,093, collateralized by various Foreign Government Agency Securities, ranging from 1.625%-2.500%, maturing 3/16/21-7/29/25, U.S. Government Treasury Securities, ranging from 0.875%-7.250%, maturing from 8/15/20-2/15/47; total market value $612,000. (xx)	600,000	600,000
Citigroup Global Markets, Inc., 1.60%, dated 12/29/17, due 1/2/18, repurchase price $500,089, collateralized by various Common Stocks; total market value $550,000. (xx)	500,000	500,000
Deutsche Bank AG, 1.81%, dated 12/29/17, due 1/2/18, repurchase price $700,141, collateralized by various Common Stocks, U.S. Government Treasury Securities, ranging from 1.875%-2.250%, maturing 4/30/22-8/15/46; total market value $778,555. (xx)	700,000	700,000
Deutsche Bank AG, 1.81%, dated 12/29/17, due 1/2/18, repurchase price $400,080, collateralized by various Common Stocks, U.S. Government Treasury Securities, ranging from 1.875%-2.250%, maturing 4/30/22-8/15/46; total market value $444,889. (xx)	400,000	400,000
Deutsche Bank AG, 1.81%, dated 12/29/17, due 1/2/18, repurchase price $100,020, collateralized by various Common Stocks, U.S. Government Treasury Securities, ranging from 1.875%-2.250%, maturing 4/30/22-8/15/46; total market value $111,222. (xx)	100,000	100,000

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT GAMCO MERGERS & ACQUISITIONS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

	Principal Amount	Value (Note 1)
Deutsche Bank AG, 1.81%, dated 12/29/17, due 1/2/18, repurchase price $600,121, collateralized by various Common Stocks, U.S. Government Treasury Securities, ranging from 1.875%-2.250%, maturing 4/30/22-8/15/46; total market value $667,333. (xx)	$600,000	$600,000
Deutsche Bank AG, 1.55%, dated 12/29/17, due 1/2/18, repurchase price $200,034, collateralized by various Corporate Bonds, ranging from 1.750%-1.875%, maturing 9/5/19-4/14/22, Foreign Government Agency Securities, ranging from 1.875%-2.000%, maturing 3/15/19-5/2/25; total market value $204,000. (xx)	200,000	200,000
NBC Global Finance Ltd., 1.59%, dated 12/29/17, due 1/2/18, repurchase price $700,124, collateralized by various Common Stocks; total market value $778,699. (xx)	700,000	700,000
NBC Global Finance Ltd., 1.59%, dated 12/29/17, due 1/2/18, repurchase price $700,124, collateralized by various Common Stocks; total market value $778,699. (xx)	700,000	700,000
NBC Global Finance Ltd., 1.59%, dated 12/29/17, due 1/2/18, repurchase price $700,124, collateralized by various Common Stocks; total market value $778,699. (xx)	700,000	700,000
Nomura Securities Co. Ltd., 1.40%, dated 12/29/17, due 1/2/18, repurchase price $1,000,156, collateralized by various U.S. Government Treasury Securities, ranging from 0.000%-2.000%, maturing 1/4/18-2/15/42; total market value $1,020,001. (xx)	1,000,000	1,000,000
RBS Securities, Inc., 1.37%, dated 12/29/17, due 1/2/18, repurchase price $492,764, collateralized by various U.S. Government Treasury Securities, ranging from 1.750%-1.875%, maturing 2/28/22-9/30/22; total market value $502,546. (xx)	$492,689	$492,689

Total Repurchase Agreements		7,592,689

Total Short-Term Investments (25.5%) (Cost $61,078,667)		61,067,793

Total Investments in Securities (100.1%) (Cost $223,905,793)		239,563,811
Other Assets Less Liabilities (-0.1%)		(315,887)

Net Assets (100%)		$239,247,924

*	Non-income producing.
(m)	Regulation S is an exemption for securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. Resale restrictions may apply for purposes of the Securities Act of 1933. At December 31, 2017, the market value of these securities amounted to $2,637,046 or 1.1% of net assets.
(r)	Value determined using significant unobservable inputs.
(x)	All or a portion of security is on loan at December 31, 2017.
(xx)	At December 31, 2017, the Portfolio had loaned securities with a total value of $7,262,190. This was secured by cash collateral of $7,592,689 which was subsequently invested in joint repurchase agreements with a total value of $7,592,689, as detailed in the Notes to the Financial Statements, for which the Portfolio has a proportionate interest as reported in the Portfolio of Investments as Repurchase Agreements, and $73,309 collateralized by various U.S. Government Treasury Securities, ranging from 0.125% – 6.625%, maturing 4/15/18 – 2/15/27.

Glossary:

ADR	— American Depositary Receipt
CVA	— Dutch Certification
CVR	— Contingent Value Right

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT GAMCO MERGERS & ACQUISITIONS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

Country Diversification As a Percentage of Total Net Assets
Australia	0.3%
Belgium	0.8
Bermuda	0.1
Canada	1.3
China	0.0	#
Colombia	1.3
Denmark	0.8
Finland	0.0	#
France	2.1
Germany	0.7
Ireland	0.0	#
Israel	0.1
Italy	1.3
Japan	0.8
Netherlands	1.2
Norway	0.0	#
Spain	1.5
Sweden	1.8
Switzerland	0.2
United Kingdom	3.5
United States	82.3
Cash and Other	(0.1)

	100.0%

#	Percent shown is less than 0.05%.

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2017:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.) (a)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)		Total
Assets:
Common Stocks
Consumer Discretionary	$33,830,158	$4,940,079	$—		$38,770,237
Consumer Staples	9,758,653	5,109,367	—		14,868,020
Energy	1,834,386	864	—		1,835,250
Financials	3,313,408	875,423	—		4,188,831
Health Care	17,895,664	396,039	170,847		18,462,550
Industrials	29,318,170	3,515,299	—		32,833,469
Information Technology	15,014,029	6,073,332	—		21,087,361
Materials	10,405,072	1,167,754	—		11,572,826
Real Estate	4,993,405	4,420	—		4,997,825
Telecommunication Services	10,783,950	3,576,089	—		14,360,039
Utilities	12,089,405	2,374,603	—		14,464,008
Preferred Stock
Financials	719,772	—	—		719,772
Rights
Consumer Discretionary	—	—	—	(b)	—	(b)
Consumer Staples	—	—	145,687		145,687
Health Care	7,550	—	182,329		189,879
Information Technology	—	—	—	(b)	—	(b)
Short-Term Investments
Investment Company	53,475,104	—	—		53,475,104
Repurchase Agreements	—	7,592,689	—		7,592,689
Warrants
Materials	264	—	—		264

Total Assets	$203,438,990	$35,625,958	$498,863		$239,563,811

Total Liabilities	$—	$—	$—		$—

Total	$203,438,990	$35,625,958	$498,863		$239,563,811

(a)	Securities with a market value of $3,322,320 transferred from Level 1 to Level 2 at the end of the year due to inactive trading.
(b)	Value is zero.

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT GAMCO MERGERS & ACQUISITIONS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

There were no additional transfers between Levels 1, 2 or 3 during the year ended December 31, 2017.

The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2017:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instrument^	Forward Foreign Currency Contracts
Foreign exchange contracts	$(28,779)

^ This Portfolio held forward foreign currency contracts for hedging.

The Portfolio held forward foreign currency contracts with an average settlement value of approximately $2,167,000 for one month during the year ended December 31, 2017.

Investment security transactions for the year ended December 31, 2017 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$268,780,260
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$316,285,199

As of December 31, 2017, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments in securities and derivative instruments, if applicable, for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$30,205,810
Aggregate gross unrealized depreciation	(14,906,868)

Net unrealized appreciation	$15,298,942

Federal income tax cost of investments in securities and derivative instruments, if applicable	$224,264,869

For the year ended December 31, 2017, the Portfolio incurred approximately $153,365 as brokerage commissions with G. Research, an affiliated broker/dealer.

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT GAMCO MERGERS & ACQUISITIONS PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2017

ASSETS
Investments in Securities, at value (x):
Unaffiliated Issuers (Cost $216,313,104)	$231,971,122
Repurchase Agreements (Cost $7,592,689)	7,592,689
Cash	7,561,969
Dividends, interest and other receivables	272,993
Receivable from Separate Accounts for Portfolio shares sold	72,395
Receivable for securities sold	30,563
Securities lending income receivable	8,481
Other assets	1,091

Total assets	247,511,303

LIABILITIES
Foreign currency overdraft payable	104
Payable for return of collateral on securities loaned	7,592,689
Payable to Separate Accounts for Portfolio shares redeemed	333,902
Investment management fees payable	183,370
Distribution fees payable – Class IB	43,435
Administrative fees payable	19,909
Distribution fees payable – Class IA	3,129
Trustees’ fees payable	727
Accrued expenses	86,114

Total liabilities	8,263,379

NET ASSETS	$239,247,924

Net assets were comprised of:
Paid in capital	$223,762,523
Accumulated undistributed net investment income (loss)	147,373
Accumulated undistributed net realized gain (loss)	(322,240)
Net unrealized appreciation (depreciation)	15,660,268

Net assets	$239,247,924

Class IA
Net asset value, offering and redemption price per share, $13,540,725 / 1,041,343 shares outstanding (unlimited amount authorized: $0.01 par value)	$13.00

Class IB
Net asset value, offering and redemption price per share, $205,054,385 / 15,852,700 shares outstanding (unlimited amount authorized: $0.01 par value)	$12.93

Class K
Net asset value, offering and redemption price per share, $20,652,814 / 1,573,682 shares outstanding (unlimited amount authorized: $0.01 par value)	$13.12

(x)	Includes value of securities on loan of $7,262,190.

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2017

INVESTMENT INCOME
Dividends (net of $57,542 foreign withholding tax)	$3,136,877
Interest	124,162
Securities lending (net)	121,093

Total income	3,382,132

EXPENSES
Investment management fees	2,189,660
Distribution fees – Class IB	518,752
Administrative fees	238,852
Professional fees	74,031
Custodian fees	59,000
Distribution fees – Class IA	37,178
Printing and mailing expenses	22,457
Trustees’ fees	5,800
Miscellaneous	14,375

Total expenses	3,160,105

NET INVESTMENT INCOME (LOSS)	222,027

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Investments in securities	12,318,092
Forward foreign currency contracts	(28,779)
Foreign currency transactions	(96,434)

Net realized gain (loss)	12,192,879

Change in unrealized appreciation (depreciation) on:
Investments in securities	2,182,774
Foreign currency translations	3,153

Net change in unrealized appreciation (depreciation)	2,185,927

NET REALIZED AND UNREALIZED GAIN (LOSS)	14,378,806

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$14,600,833

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT GAMCO MERGERS & ACQUISITIONS PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2017	2016
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$222,027	$176,326
Net realized gain (loss)	12,192,879	10,436,454
Net change in unrealized appreciation (depreciation)	2,185,927	7,674,164

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	14,600,833	18,286,944

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income
Class IA	(4,501)	(888)
Class IB	(22,040)	(12,644)
Class K	(51,336)	(56,776)

	(77,877)	(70,308)

Distributions from net realized capital gains
Class IA	(824,316)	(737,385)
Class IB	(11,111,918)	(10,613,231)
Class K	(1,093,623)	(1,085,028)

	(13,029,857)	(12,435,644)

TOTAL DIVIDENDS AND DISTRIBUTIONS	(13,107,734)	(12,505,952)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 171,746 and 188,029 shares, respectively ]	2,278,134	2,417,393
Capital shares issued in reinvestment of dividends and distributions [ 64,269 and 56,992 shares, respectively ]	828,817	738,273
Capital shares repurchased [ (349,342) and (184,104) shares, respectively ]	(4,587,385)	(2,363,099)

Total Class IA transactions	(1,480,434)	792,567

Class IB
Capital shares sold [ 1,086,183 and 1,015,992 shares, respectively ]	14,208,711	12,977,246
Capital shares issued in reinvestment of dividends and distributions [ 867,756 and 824,194 shares, respectively ]	11,133,958	10,625,875
Capital shares repurchased [ (2,474,820) and (3,187,966) shares, respectively ]	(32,514,512)	(40,671,685)

Total Class IB transactions	(7,171,843)	(17,068,564)

Class K
Capital shares sold [ 193,700 and 253,001 shares, respectively ]	2,587,080	3,279,600
Capital shares issued in reinvestment of dividends and distributions [ 87,977 and 87,388 shares, respectively ]	1,144,959	1,141,804
Capital shares repurchased [ (423,841) and (289,070) shares, respectively ]	(5,643,176)	(3,762,569)

Total Class K transactions	(1,911,137)	658,835

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	(10,563,414)	(15,617,162)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(9,070,315)	(9,836,170)
NET ASSETS:
Beginning of year	248,318,239	258,154,409

End of year (a)	$239,247,924	$248,318,239

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$147,373	$8,050

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT GAMCO MERGERS & ACQUISITIONS PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class IA	2017		2016		2015		2014	2013
Net asset value, beginning of year	$12.95		$12.65		$12.95		$13.25	$12.56

Income (loss) from investment operations:
Net investment income (loss) (e)	0.01	####	0.01	###	—	#	(0.03)	—	#,##
Net realized and unrealized gain (loss)	0.77		0.96		0.30		0.27	1.36

Total from investment operations	0.78		0.97		0.30		0.24	1.36

Less distributions:
Dividends from net investment income	—	#	—	#	—		—	(0.01)
Distributions from net realized gains	(0.73)		(0.67)		(0.60)		(0.54)	(0.66)

Total dividends and distributions	(0.73)		(0.67)		(0.60)		(0.54)	(0.67)

Net asset value, end of year	$13.00		$12.95		$12.65		$12.95	$13.25

Total return	6.14	%(ss)	7.69	%(jj)	2.42	%(dd)	1.87%	10.93%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$13,541		$14,951		$13,834		$12,973	$10,742
Ratio of expenses to average net assets:
After fees paid indirectly (f)	1.32%		1.33%		1.31%		1.31%	1.30%
Before fees paid indirectly (f)	1.32%		1.33%		1.31%		1.31%	1.32%
Ratio of net investment income (loss) to average net assets:
After fees paid indirectly (f)	0.07	%(pp)	0.04	%(mm)	(0.01	)%(gg)	(0.20)%	0.03	%(aa)
Before fees paid indirectly (f)	0.07	%(pp)	0.04	%(mm)	(0.01	)%(gg)	(0.20)%	0.02	%(aa)
Portfolio turnover rate^	138%		198%		199%		224%	272%

	Year Ended December 31,
Class IB	2017		2016		2015		2014	2013
Net asset value, beginning of year	$12.88		$12.59		$12.89		$13.19	$12.51

Income (loss) from investment operations:
Net investment income (loss) (e)	0.01	####	0.01	###	—	#	(0.03)	0.01	##
Net realized and unrealized gain (loss)	0.77		0.95		0.30		0.27	1.34

Total from investment operations	0.78		0.96		0.30		0.24	1.35

Less distributions:
Dividends from net investment income	—	#	—	#	—		—	(0.01)
Distributions from net realized gains	(0.73)		(0.67)		(0.60)		(0.54)	(0.66)

Total dividends and distributions	(0.73)		(0.67)		(0.60)		(0.54)	(0.67)

Net asset value, end of year	$12.93		$12.88		$12.59		$12.89	$13.19

Total return	6.17	%(tt)	7.65	%(kk)	2.43	%(ee)	1.88%	10.89%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$205,054		$210,957		$223,093		$245,516	$261,266
Ratio of expenses to average net assets:
After fees paid indirectly (f)	1.32%		1.33%		1.31%		1.31%	1.30%
Before fees paid indirectly (f)	1.32%		1.33%		1.31%		1.31%	1.32%
Ratio of net investment income (loss) to average net assets:
After fees paid indirectly (f)	0.07	%(qq)	0.05	%(nn)	(0.02	)%(hh)	(0.22)%	0.06	%(bb)
Before fees paid indirectly (f)	0.07	%(qq)	0.05	%(nn)	(0.02	)%(hh)	(0.22)%	0.05	%(bb)
Portfolio turnover rate^	138%		198%		199%		224%	272%

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT GAMCO MERGERS & ACQUISITIONS PORTFOLIO

FINANCIAL HIGHLIGHTS (Continued)

	Year Ended December 31,
Class K	2017		2016		2015		2014	2013
Net asset value, beginning of year	$13.06		$12.75		$13.02		$13.29	$12.59

Income (loss) from investment operations:
Net investment income (loss) (e)	0.04	####	0.04	###	0.03		0.01	0.04	##
Net realized and unrealized gain (loss)	0.79		0.97		0.30		0.26	1.37

Total from investment operations	0.83		1.01		0.33		0.27	1.41

Less distributions:
Dividends from net investment income	(0.04)		(0.03)		—		—	(0.05)
Distributions from net realized gains	(0.73)		(0.67)		(0.60)		(0.54)	(0.66)

Total dividends and distributions	(0.77)		(0.70)		(0.60)		(0.54)	(0.71)

Net asset value, end of year	$13.12		$13.06		$12.75		$13.02	$13.29

Total return	6.42	%(uu)	7.98	%(ll)	2.64	%(ff)	2.09%	11.26%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$20,653		$22,410		$21,227		$19,627	$17,365
Ratio of expenses to average net assets:
After fees paid indirectly (f)	1.07%		1.08%		1.06%		1.06%	1.05%
Before fees paid indirectly (f)	1.07%		1.08%		1.06%		1.06%	1.07%
Ratio of net investment income (loss) to average net assets:
After fees paid indirectly (f)	0.32	%(rr)	0.30	%(oo)	0.24	%(ii)	0.04%	0.27	%(cc)
Before fees paid indirectly (f)	0.32	%(rr)	0.30	%(oo)	0.24	%(ii)	0.04%	0.26	%(cc)
Portfolio turnover rate^	138%		198%		199%		224%	272%
#	Per share amount is less than $0.005.
##	Includes income resulting from a special dividend. Without this dividend, the per share income amounts would be $(0.07), $(0.06) and $(0.03) for Class IA, Class IB and K respectively.
###	Includes income resulting from a special dividend. Without this dividend, the per share income amounts would be $(0.01), $(0.01) and $0.02 for Class IA, Class IB and Class K, respectively.
####	Includes income resulting from a special dividend. Without this dividend, the per share income amounts would be $(0.01), (0.01) and $0.03 for Class IA, Class IB and Class K, respectively.
^	Portfolio turnover rate excludes derivatives, if any.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.
(aa)	Includes income resulting from a special dividend, Without this dividend, the ratios for Class IA would be (0.51)% for income after fees paid indirectly and (0.52)% before fees paid indirectly.
(bb)	Includes income resulting from a special dividend, Without this dividend, the ratios for Class IB would be (0.48)% for income after fees paid indirectly and (0.49)% before fees paid indirectly.
(cc)	Includes income resulting from a special dividend, Without this dividend, the ratios for Class K would be (0.27)% for income after fees paid indirectly and (0.28)% before fees paid indirectly.
(dd)	Includes income resulting from a litigation payment. Without this income, the total return would have been 2.01%.
(ee)	Includes income resulting from a litigation payment. Without this income, the total return would have been 2.02%.
(ff)	Includes income resulting from a litigation payment. Without this income, the total return would have been 2.23%.
(gg)	Includes income resulting from litigation income. Without this income, the ratios would have been (0.22)% after fees paid indirectly and (0.22)% before fees paid indirectly.
(hh)	Includes income resulting from litigation income. Without this income, the ratios would have been (0.23)% after fees paid indirectly and (0.23)% before fees paid indirectly.
(ii)	Includes income resulting from litigation income. Without this income, the ratios would have been 0.03% after fees paid indirectly and 0.03% before fees paid indirectly.
(jj)	Includes income resulting from a litigation payment. Without this income, the total return would have been 7.44%.
(kk)	Includes income resulting from a litigation payment. Without this income, the total return would have been 7.40%.
(ll)	Includes income resulting from a litigation payment. Without this income, the total return would have been 7.73%.
(mm)	Includes income resulting from a special dividend. Without this dividend, the ratios for Class IA would be (0.11)% for income after fees paid indirectly and (0.11)% before fees paid indirectly.
(nn)	Includes income resulting from a special dividend. Without this dividend, the ratios for Class IB would be (0.10)% for income after fees paid indirectly and (0.10)% before fees paid indirectly.
(oo)	Includes income resulting from a special dividend. Without this dividend, the ratios for Class K would be 0.14% for income after fees paid indirectly and 0.14% before fees paid indirectly.
(pp)	Includes income resulting from a special dividend. Without this dividend, the ratios for Class IA would be (0.05)% for income after fees paid indirectly and (0.05)% before fees paid indirectly.
(qq)	Includes income resulting from a special dividend. Without this dividend, the ratios for Class IB would be (0.05)% for income after fees paid indirectly and (0.05)% before fees paid indirectly.
(rr)	Includes income resulting from a special dividend. Without this dividend, the ratios for Class K would be 0.20% for income after fees paid indirectly and 0.20% before fees paid indirectly.
(ss)	Includes a litigation payment. Without this payment, the total return would have been 5.57%.
(tt)	Includes a litigation payment. Without this payment, the total return would have been 5.60%.
(uu)	Includes a litigation payment. Without this payment, the total return would have been 5.85%.

See Notes to Financial Statements.

1290 VT GAMCO SMALL COMPANY VALUE PORTFOLIO (Unaudited)

INVESTMENT MANAGER

➢	AXA Equitable Funds Management Group, LLC

INVESTMENT SUB-ADVISER

➢	GAMCO Asset Management, Inc.

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/17
	1 Year	5 Years	10 Years/ Since Incept.
Portfolio – Class IA Shares	16.08%	14.11%	11.20%
Portfolio – Class IB Shares	16.09	14.11	11.09
Portfolio – Class K Shares*	16.39	14.40	15.77
Russell 2000® Value Index	7.84	13.01	8.17
* Date of inception 8/26/11. Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned 16.09% for the year ended December 31, 2017. This compares to the Portfolio’s benchmark, the Russell 2000® Value Index, which returned 7.84% over the same period.

Portfolio Highlights

What helped performance during the year:

•

The Portfolio’s higher weightings in industrial companies contributed significantly to relative performance for the period, more than tripling the contribution to return from this sector by the benchmark. Outlook for industrial companies continues to be positive, fueled by increased deductions for capital spending from the tax bill and increases in defense spending.

•

Deal activity continued to propel the Portfolio with acquisitions for over ten companies in the Portfolio during the year. Financial engineering also continued to unlock value in companies including Consol Energy Inc., which was up sharply following its spinoff into a standalone company during the fourth quarter.

•

Broadcasting companies including Beasley Broadcast Group and Gray Television were up sharply during the year in anticipation of further consolidation in the space as the Federal Communication Commission’s proposed changes to media ownership caps could result in more media deals.

•

Equipment rental companies like Herc Holdings Inc. and United Rentals (which recently announced it would be acquiring another Portfolio holding, Neff Rental Corp.) were all up during the year as renting of specialized construction equipment continued to increase, along with tailwinds from hurricanes at the end of the summer.

What hurt performance during the year:

•

Several traditional retailers, including J.C. Penney and Barnes & Noble, Inc., struggled in an environment in which online behemoth Amazon continued to gain momentum and contemplate additional acquisitions to further increase its scale.

•	The Portfolio’s underweighting in real estate was a slight relative detractor to performance for the period.

•	The Portfolio’s underweighting in technology relative to the benchmark also detracted slightly from performance for the year.

Portfolio Positioning and Outlook

All else being equal, we believe corporate earnings will rise in 2018 as a result of lower tax rates. Long term, demographics and productivity growth, neither of which are necessarily altered by corporate tax regimes, are far more important drivers of GDP (gross domestic product). That being said, in the near term, higher profits and a higher market are the base case and fortunately, the Portfolio is well positioned to capture the benefits of lower corporate taxes as it focuses on smaller U.S. firms who are currently paying higher effective rates and whose revenues are centered on domestic operations.

Our process tends to be very respectful of risk – we look down before we look up. A list of things that could go wrong in the larger economy is easy to compose, but short of a hot war, major terrorist attack or social unrest, the two biggest risks to the U.S. economy would seem to be an inflationary spike and a Federal Reserve that raises rates too fast because it finds itself behind the curve and/or a 1930’s style trade war. A little inflation might be good for the economy and this Portfolio as we believe we tend to own companies with pricing power.

1290 VT GAMCO SMALL COMPANY VALUE PORTFOLIO (Unaudited)

A different kind of risk is underestimating what could go right. What if deregulation and changes to the tax code really do spur renewed investment while inflation is kept at bay by technology and globalization? Growth and markets are driven by the collective efforts of entrepreneurs and hardworking individuals and we remain as bullish as ever on those factors.

Sector Weightings as of December 31, 2017	% of Net Assets
Industrials	33.2%
Consumer Discretionary	20.2
Materials	8.6
Utilities	6.8
Repurchase Agreements	6.7
Consumer Staples	6.6
Health Care	5.9
Information Technology	5.0
Financials	4.7
Real Estate	2.4
Telecommunication Services	1.8
Energy	1.0
Investment Company	1.0
Cash and Other	(3.9)

100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees (in the case of Class IA and Class IB shares of the Portfolio), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2017 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/17	Ending Account Value 12/31/17	Expenses Paid During Period* 7/1/17 - 12/31/17
Class IA
Actual	$1,000.00	$1,116.00	$5.73
Hypothetical (5% average annual return before expenses)	1,000.00	1,019.79	5.47
Class IB
Actual	1,000.00	1,115.94	5.73
Hypothetical (5% average annual return before expenses)	1,000.00	1,019.79	5.47
Class K
Actual	1,000.00	1,117.47	4.40
Hypothetical (5% average annual return before expenses)	1,000.00	1,021.05	4.20

*  Expenses are equal to the Portfolio’s Class IA, Class IB and Class K shares annualized expense ratios of 1.07%, 1.07% and 0.82%, respectively, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

EQ ADVISORS TRUST

1290 VT GAMCO SMALL COMPANY VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2017

	Number of Shares	Value (Note 1)

COMMON STOCKS:
Consumer Discretionary (20.2%)
Auto Components (4.0%)
BorgWarner, Inc.	258,000	$13,181,220
Brembo SpA	1,000,000	15,202,099
Cooper Tire & Rubber Co. (x)	80,000	2,828,000
Dana, Inc.	1,000,000	32,010,000
Gentex Corp.	256,000	5,363,200
Modine Manufacturing Co.*	702,000	14,180,400
SORL Auto Parts, Inc. (x)*	95,000	638,400
Standard Motor Products, Inc.	145,000	6,511,950
Stoneridge, Inc.*	420,094	9,603,349
Strattec Security Corp. (x)	140,400	6,114,420
Superior Industries International, Inc. (x)	710,000	10,543,500
Tenneco, Inc.	404,000	23,650,160

		139,826,698

Automobiles (0.2%)
Thor Industries, Inc.	4,000	602,880
Winnebago Industries, Inc.	100,000	5,560,000

		6,162,880

Distributors (0.1%)
Uni-Select, Inc.	180,000	4,068,258

Diversified Consumer Services (0.1%)
Ascent Capital Group, Inc., Class A*	100,000	1,149,000
Cambium Learning Group, Inc.*	190,000	1,079,200
Universal Technical Institute, Inc.*	228,000	547,200

		2,775,400

Hotels, Restaurants & Leisure (4.8%)
Belmond Ltd., Class A*	410,000	5,022,500
Biglari Holdings, Inc.*	34,547	14,316,277
Boyd Gaming Corp.	1,245,000	43,637,250
Canterbury Park Holding Corp.‡	323,000	5,313,350
Cheesecake Factory, Inc. (The) (x)	436,500	21,030,570
Churchill Downs, Inc.	87,100	20,268,170
Cracker Barrel Old Country Store, Inc. (x)	6,000	953,340
Denny’s Corp.*	200,000	2,648,000
Dover Downs Gaming & Entertainment, Inc.*	125,150	127,653
Dover Motorsports, Inc.	660,116	1,287,226
Full House Resorts, Inc.*	225,000	879,750
Golden Entertainment, Inc.*	130,000	4,244,500
International Speedway Corp., Class A	120,000	4,782,000
Las Vegas Sands Corp.	180,000	12,508,200
Marcus Corp. (The)	615,000	16,820,250
Nathan’s Famous, Inc.	162,000	12,231,000
Penn National Gaming, Inc.*	14,000	438,620
Speedway Motorsports, Inc.	54,000	1,018,980

		167,527,636

Household Durables (1.6%)
Bassett Furniture Industries, Inc.	251,000	9,437,600
Cavco Industries, Inc.*	160,000	24,416,000
Hunter Douglas NV	15,000	1,303,037
La-Z-Boy, Inc.	351,840	10,977,408
Lennar Corp., Class B	100,000	5,168,000
Nobility Homes, Inc.	110,000	2,117,500
Skyline Corp.*	180,000	2,313,000

		55,732,545

Internet & Direct Marketing Retail (0.3%)
1-800-Flowers.com, Inc., Class A*	635,000	6,794,500
Lands’ End, Inc. (x)*	60,000	1,173,000
Liberty Expedia Holdings, Inc., Class A*	9,600	425,568
Liberty TripAdvisor Holdings, Inc., Class A*	24,000	226,200
Liberty Ventures*	14,400	781,056

		9,400,324

Leisure Products (0.3%)
Brunswick Corp.	60,000	3,313,200
Marine Products Corp.	260,000	3,312,400
Universal Entertainment Corp. (x)	69,000	2,541,380

		9,166,980

Media (6.0%)
AMC Entertainment Holdings, Inc., Class A (x)	19,000	286,900
AMC Networks, Inc., Class A*	64,000	3,461,120
Beasley Broadcast Group, Inc., Class A	581,087	7,786,566
Clear Channel Outdoor Holdings, Inc., Class A	630,086	2,898,396
Discovery Communications, Inc., Class A (x)*	12,000	268,560
Discovery Communications, Inc., Class C*	35,000	740,950
DISH Network Corp., Class A*	15,000	716,250
Emmis Communications Corp., Class A*	17,000	60,180
EW Scripps Co. (The), Class A*	2,190,897	34,243,720
Gray Television, Inc.*	334,000	5,594,500
Gray Television, Inc., Class A*	6,000	85,500
Grupo Televisa SAB (ADR)	125,000	2,333,750
IMAX Corp.*	40,000	926,000
Interpublic Group of Cos., Inc. (The)	880,000	17,740,800
Liberty Global plc, Class A*	97,471	3,493,361
Liberty Global plc, Class C*	238,627	8,075,137
Liberty Global plc LiLAC, Class A*	39,149	788,852
Liberty Global plc LiLAC, Class C*	95,897	1,907,392
Liberty Media Corp.-Liberty Braves, Class C*	165,000	3,666,300
Liberty Media Corp-Liberty Braves, Class A*	67,000	1,477,350

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT GAMCO SMALL COMPANY VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

	Number of Shares	Value (Note 1)
Live Nation Entertainment, Inc.*	820,000	$34,907,400
Loral Space & Communications, Inc.*	43,300	1,907,365
Madison Square Garden Co. (The), Class A*	188,000	39,639,801
Meredith Corp. (x)	60,000	3,963,000
MSG Networks, Inc., Class A*	622,000	12,595,500
Nexstar Media Group, Inc., Class A	44,000	3,440,800
Reading International, Inc., Class A*	85,893	1,434,413
RLJ Entertainment, Inc. (x)*	168,428	616,446
Salem Media Group, Inc.	650,000	2,925,000
Sinclair Broadcast Group, Inc., Class A (x)	180,000	6,813,000
Townsquare Media, Inc., Class A*	64,500	495,360
WideOpenWest, Inc. (x)*	74,532	787,803
World Wrestling Entertainment, Inc., Class A (x)	29,000	886,820

		206,964,292

Multiline Retail (0.1%)
Bon-Ton Stores, Inc. (The)*	180,000	61,578
JC Penney Co., Inc. (x)*	678,000	2,142,480

		2,204,058

Specialty Retail (2.5%)
Aaron’s, Inc.	312,000	12,433,200
AutoNation, Inc. (x)*	423,000	21,712,590
Barnes & Noble Education, Inc.*	22,752	187,476
Barnes & Noble, Inc.	36,000	241,200
Bed Bath & Beyond, Inc.	35,000	769,650
Big 5 Sporting Goods Corp. (x)	128,000	972,800
Bowlin Travel Centers, Inc.*	77,200	150,540
GNC Holdings, Inc., Class A (x)*	105,000	387,450
Monro, Inc. (x)	60,000	3,417,000
O’Reilly Automotive, Inc.*	34,000	8,178,360
Penske Automotive Group, Inc.	468,000	22,393,800
Sally Beauty Holdings, Inc.*	500,000	9,380,000
Tractor Supply Co.	100,000	7,475,000
Vitamin Shoppe, Inc. (x)*	150,000	660,000

		88,359,066

Textiles, Apparel & Luxury Goods (0.2%)
Hanesbrands, Inc. (x)	185,000	3,868,350
Movado Group, Inc.	66,501	2,141,332
Wolverine World Wide, Inc.	50,000	1,594,000

		7,603,682

Total Consumer Discretionary		699,791,819

Consumer Staples (6.6%)
Beverages (1.0%)
Boston Beer Co., Inc. (The), Class A (x)*	12,700	2,426,970
Brown-Forman Corp., Class A	88,000	5,917,120
Brown-Forman Corp., Class B	5,074	348,432
Cott Corp.	799,844	13,325,401
Crimson Wine Group Ltd.*	315,000	3,361,050
Davide Campari-Milano SpA	700,000	5,413,123
National Beverage Corp.	34,500	3,361,680

		34,153,776

Food & Staples Retailing (1.2%)
Casey’s General Stores, Inc.	36,000	4,029,840
Ingles Markets, Inc., Class A‡	784,220	27,134,012
United Natural Foods, Inc.*	100,200	4,936,854
Village Super Market, Inc., Class A	109,988	2,522,025
Weis Markets, Inc.	76,000	3,145,640

		41,768,371

Food Products (3.3%)
Calavo Growers, Inc. (x)	2,500	211,000
Farmer Brothers Co.*	85,000	2,732,750
Flowers Foods, Inc.	60,000	1,158,600
Hain Celestial Group, Inc. (The)*	340,000	14,412,600
Ingredion, Inc.	32,000	4,473,600
J&J Snack Foods Corp.	45,000	6,832,350
John B Sanfilippo & Son, Inc.	17,000	1,075,250
Lifeway Foods, Inc.*	210,000	1,680,000
Maple Leaf Foods, Inc.	130,000	3,704,535
Post Holdings, Inc.*	148,000	11,726,040
Rock Field Co. Ltd.	400,000	7,252,718
Simply Good Foods Co. (The)*	30,000	427,800
Snyder’s-Lance, Inc.	900,269	45,085,471
Tootsie Roll Industries, Inc. (x)	445,000	16,198,000

		116,970,714

Household Products (0.9%)
Church & Dwight Co., Inc.	100,000	5,017,000
Energizer Holdings, Inc.	45,000	2,159,100
Katy Industries, Inc.*	360,000	396
Oil-Dri Corp. of America‡	438,000	18,177,000
WD-40 Co.	42,000	4,956,000

		30,309,496

Personal Products (0.2%)
Avon Products, Inc.*	455,000	978,250
Edgewell Personal Care Co.*	30,000	1,781,700
Revlon, Inc., Class A (x)*	22,000	479,600
United-Guardian, Inc. (x)	142,000	2,627,000

		5,866,550

Total Consumer Staples		229,068,907

Energy (1.0%)
Energy Equipment & Services (0.6%)
Dril-Quip, Inc.*	115,000	5,485,500
Oceaneering International, Inc.	120,000	2,536,800
Rowan Cos. plc, Class A*	140,000	2,192,400
RPC, Inc. (x)	479,000	12,228,870

		22,443,570

Oil, Gas & Consumable Fuels (0.4%)
Black Ridge Oil and Gas, Inc.*	455,030	9,556
CNX Resources Corp.*	230,000	3,364,900
CONSOL Energy, Inc.*	28,750	1,135,913

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT GAMCO SMALL COMPANY VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

	Number of Shares	Value (Note 1)
Navigator Holdings Ltd.*	163,583	$1,611,293
ONEOK, Inc.	138,000	7,376,099

		13,497,761

Total Energy		35,941,331

Financials (4.6%)
Banks (2.2%)
Ameris Bancorp	9,000	433,800
Atlantic Capital Bancshares, Inc.*	25,000	440,000
Boston Private Financial Holdings, Inc.	530,000	8,188,500
FCB Financial Holdings, Inc., Class A*	67,019	3,404,565
Fidelity Southern Corp.	37,014	806,905
First Bancorp/PR*	35,000	178,500
First Busey Corp.	19,000	568,860
First Horizon National Corp.	23,417	468,106
Flushing Financial Corp.	604,000	16,610,000
FNB Corp.	32,400	447,768
Hilltop Holdings, Inc.	125,000	3,166,250
Hope Bancorp, Inc.	575,000	10,493,750
Huntington Bancshares, Inc.	250,000	3,640,000
KeyCorp	150,000	3,025,500
Pinnacle Financial Partners, Inc.	7,000	464,100
Renasant Corp.	4,500	184,005
Seacoast Banking Corp. of Florida*	35,000	882,350
ServisFirst Bancshares, Inc.	26,000	1,079,000
South State Corp.	4,000	348,600
State Bank Financial Corp.	40,000	1,193,600
Sterling Bancorp	746,000	18,351,600
Sun Bancorp, Inc.	6,500	157,950
Thomasville Bancshares, Inc.	7,206	288,240
Towne Bank	11,000	338,250
Trustmark Corp.	24,000	764,640
United Community Banks, Inc.	23,000	647,220

		76,572,059

Capital Markets (2.2%)
BKF Capital Group, Inc.*	6,600	95,700
Charles Schwab Corp. (The)	98,000	5,034,260
Cohen & Steers, Inc.	439,800	20,798,142
GAM Holding AG*	260,000	4,202,371
Janus Henderson Group plc	590,000	22,573,400
KKR & Co. LP	150,000	3,159,000
Legg Mason, Inc.	50,000	2,099,000
Medallion Financial Corp. (x)*	180,000	640,800
PJT Partners, Inc., Class A	180,064	8,210,918
Pzena Investment Management, Inc., Class A	72,154	769,883
Waddell & Reed Financial, Inc., Class A (x)	480,000	10,723,200
Wright Investors’ Service Holdings, Inc.*	255,000	132,600

		78,439,274

Insurance (0.2%)
Alleghany Corp.*	3,295	1,964,117
Argo Group International Holdings Ltd.	62,000	3,822,300

		5,786,417

Thrifts & Mortgage Finance (0.0%)
Capitol Federal Financial, Inc.	20,000	268,200
Crazy Woman Creek Bancorp, Inc.	14,000	233,100

		501,300

Total Financials		161,299,050

Health Care (5.9%)
Biotechnology (0.0%)
Invitae Corp. (x)*	125,000	1,135,000
Lexicon Pharmaceuticals, Inc. (x)*	14,600	144,248
OPKO Health, Inc. (x)*	70,000	343,000

		1,622,248

Health Care Equipment & Supplies (3.9%)
Align Technology, Inc.*	1,200	266,628
AngioDynamics, Inc.*	50,000	831,500
Biolase, Inc. (x)*	134,607	57,396
Cantel Medical Corp.	54,507	5,607,135
Cardiovascular Systems, Inc.*	52,000	1,231,880
CONMED Corp.	80,000	4,077,600
Cooper Cos., Inc. (The)	20,000	4,357,600
Cutera, Inc.*	530,263	24,047,427
DexCom, Inc. (x)*	32,000	1,836,480
Exactech, Inc.*	300,000	14,835,000
Heska Corp.*	35,000	2,807,350
ICU Medical, Inc.*	40,000	8,640,000
Integer Holdings Corp.*	42,000	1,902,600
K2M Group Holdings, Inc.*	55,725	1,003,050
Masimo Corp.*	122,500	10,388,000
Meridian Bioscience, Inc.	175,000	2,450,000
Neogen Corp.*	16,500	1,356,465
NuVasive, Inc.*	154,000	9,007,460
Nuvectra Corp.*	35,033	271,856
Orthofix International NV*	60,000	3,282,000
Quidel Corp.*	500,000	21,675,000
STERIS plc	103,000	9,009,410
Surmodics, Inc.*	50,000	1,400,000
Wright Medical Group NV (x)*	216,489	4,806,056

		135,147,893

Health Care Providers & Services (1.8%)
Chemed Corp.	215,000	52,249,300
Henry Schein, Inc.*	20,000	1,397,600
Kindred Healthcare, Inc.	375,000	3,637,500
Owens & Minor, Inc.	188,000	3,549,440
Patterson Cos., Inc.	56,000	2,023,280
Teladoc, Inc. (x)*	10,000	348,500

		63,205,620

Health Care Technology (0.0%)
Evolent Health, Inc., Class A (x)*	40,000	492,000

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT GAMCO SMALL COMPANY VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

	Number of Shares	Value (Note 1)
Life Sciences Tools & Services (0.2%)
Bio-Rad Laboratories, Inc., Class A*	23,000	$5,489,410

Pharmaceuticals (0.0%)
Melinta Therapeutics, Inc.*	5,000	79,000
Pain Therapeutics, Inc. (x)*	17,001	68,004

		147,004

Total Health Care		206,104,175

Industrials (33.1%)
Aerospace & Defense (4.3%)
AAR Corp.	70,000	2,750,300
Aerojet Rocketdyne Holdings, Inc.*	1,648,000	51,417,600
Astronics Corp.*	9,000	373,230
Astronics Corp., Class B*	18,772	781,845
Curtiss-Wright Corp.	468,000	57,025,800
Ducommun, Inc.*	75,020	2,134,319
HEICO Corp. (x)	77,500	7,312,125
Innovative Solutions & Support, Inc.*	88,000	258,720
KLX, Inc.*	54,000	3,685,500
Moog, Inc., Class A*	59,500	5,167,575
Moog, Inc., Class B*	29,500	2,462,365
Textron, Inc.	287,000	16,241,330

		149,610,709

Air Freight & Logistics (0.6%)
Park-Ohio Holdings Corp.	489,000	22,469,550

Building Products (1.5%)
AO Smith Corp.	80,000	4,902,400
Armstrong Flooring, Inc.*	305,000	5,160,600
Fortune Brands Home & Security, Inc.	20,000	1,368,800
Griffon Corp.	1,776,085	36,143,330
Johnson Controls International plc	123,000	4,687,530

		52,262,660

Commercial Services & Supplies (3.9%)
ACCO Brands Corp.*	160,000	1,952,000
Brink’s Co. (The)	2,000	157,400
Casella Waste Systems, Inc., Class A*	185,000	4,258,700
Covanta Holding Corp. (x)	210,000	3,549,000
KAR Auction Services, Inc.	440,000	22,224,400
Kimball International, Inc., Class B	180,000	3,360,600
Loomis AB, Class B	225,000	9,451,915
Matthews International Corp., Class A	22,000	1,161,600
McGrath RentCorp	24,000	1,127,520
Republic Services, Inc.	390,000	26,367,900
Rollins, Inc.	938,100	43,649,793
Team, Inc. (x)*	1,145,000	17,060,500

		134,321,328

Construction & Engineering (0.2%)
Aegion Corp.*	70,000	1,780,100
Layne Christensen Co.*	345,000	4,329,750
Valmont Industries, Inc.	10,000	1,658,500

		7,768,350

Electrical Equipment (1.3%)
AMETEK, Inc.	344,000	24,929,680
AZZ, Inc.	25,000	1,277,500
Rockwell Automation, Inc.	94,000	18,456,900
SGL Carbon SE*	15,000	204,994
Vicor Corp.*	84,300	1,761,870

		46,630,944

Industrial Conglomerates (0.4%)
Raven Industries, Inc.	54,000	1,854,900
Roper Technologies, Inc.	40,000	10,360,000

		12,214,900

Machinery (13.8%)
Actuant Corp., Class A	14,000	354,200
Albany International Corp., Class A	50,000	3,072,500
American Railcar Industries, Inc. (x)	5,000	208,200
Astec Industries, Inc.	401,182	23,469,147
Chart Industries, Inc.*	171,000	8,013,060
CIRCOR International, Inc.	525,000	25,557,000
CNH Industrial NV	2,690,000	36,046,000
Crane Co.	555,000	49,517,101
Donaldson Co., Inc.	220,000	10,769,000
Eastern Co. (The)	187,000	4,890,050
EnPro Industries, Inc.	73,520	6,874,855
Federal Signal Corp.	660,000	13,259,400
Flowserve Corp.	104,000	4,381,520
Franklin Electric Co., Inc.	260,000	11,934,000
Gorman-Rupp Co. (The)	370,000	11,547,700
Graco, Inc.	450,000	20,349,000
Greenbrier Cos., Inc. (The) (x)	210,000	11,193,000
IDEX Corp.	110,000	14,516,700
Interpump Group SpA	220,000	6,921,215
Kennametal, Inc.	260,000	12,586,600
Key Technology, Inc.*	66,100	1,218,223
LB Foster Co., Class A*	60,000	1,629,000
Lincoln Electric Holdings, Inc.	106,500	9,753,270
Lindsay Corp. (x)	66,000	5,821,200
LS Starrett Co. (The), Class A	270,574	2,326,936
Lydall, Inc.*	33,000	1,674,750
Middleby Corp. (The)*	4,800	647,760
Mueller Industries, Inc.	1,045,000	37,024,350
Mueller Water Products, Inc., Class A	1,371,000	17,178,630
Navistar International Corp.*	895,000	38,377,600
NN, Inc.	1,000	27,600
Nordson Corp.	40,000	5,856,000
Spartan Motors, Inc.	290,000	4,567,500
Standex International Corp.	61,000	6,212,850
Tennant Co. (x)	303,000	22,012,950
Toro Co. (The)	48,000	3,131,040
Trinity Industries, Inc.	108,000	4,045,680
Twin Disc, Inc.*	223,400	5,935,738

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT GAMCO SMALL COMPANY VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

	Number of Shares	Value (Note 1)
Watts Water Technologies, Inc., Class A	342,000	$25,974,900
Woodward, Inc.	100,000	7,654,000

		476,530,225

Road & Rail (1.0%)
Hertz Global Holdings, Inc. (x)*	1,500,000	33,150,000

Trading Companies & Distributors (5.7%)
GATX Corp. (x)	840,000	52,214,400
Herc Holdings, Inc.*	905,779	56,710,823
Kaman Corp.	1,000,070	58,844,120
Lawson Products, Inc.*	55,000	1,361,250
Rush Enterprises, Inc., Class B*‡	500,000	24,105,000
Titan Machinery, Inc.*	5,000	105,850
United Rentals, Inc.*	27,000	4,641,570

		197,983,013

Transportation Infrastructure (0.4%)
BBA Aviation plc	2,150,000	10,151,170
Macquarie Infrastructure Corp.	80,000	5,136,000

		15,287,170

Total Industrials		1,148,228,849

Information Technology (5.0%)
Communications Equipment (0.1%)
Communications Systems, Inc.	360,000	1,310,400
EchoStar Corp., Class A*	30,000	1,797,000
Plantronics, Inc.	40,000	2,015,200

		5,122,600

Electronic Equipment, Instruments & Components (2.0%)
Badger Meter, Inc.	112,000	5,353,600
Bel Fuse, Inc., Class A‡	154,200	3,366,186
Belden, Inc.	12,000	926,040
CTS Corp.	970,000	24,977,500
Daktronics, Inc.	130,000	1,186,900
Itron, Inc.*	85,000	5,797,000
Littelfuse, Inc.	72,500	14,341,950
Park Electrochemical Corp.	755,000	14,835,750
Trans-Lux Corp.*	27,555	20,666

		70,805,592

Internet Software & Services (0.9%)
CommerceHub, Inc., Series A (x)*	27,712	609,387
CommerceHub, Inc., Series C*	30,000	617,700
comScore, Inc.*	550,306	15,683,721
Gogo, Inc. (x)*	403,425	4,550,634
Internap Corp.*	162,500	2,552,875
Pandora Media, Inc. (x)*	680,000	3,277,600
Stamps.com, Inc. (x)*	14,500	2,726,000

		30,017,917

IT Services (0.2%)
Blackhawk Network Holdings, Inc.*	65,000	2,317,250
Edgewater Technology, Inc.*	600,000	3,744,000
ModusLink Global Solutions, Inc.*	549,000	1,367,010

		7,428,260

Semiconductors & Semiconductor Equipment (0.4%)
Cypress Semiconductor Corp.	815,000	12,420,600

Software (0.6%)
FalconStor Software, Inc. (x)*	200,000	30,500
Fortinet, Inc.*	26,000	1,135,940
Take-Two Interactive Software, Inc.*	80,000	8,782,400
Tyler Technologies, Inc.*	53,000	9,383,650

		19,332,490

Technology Hardware, Storage & Peripherals (0.8%)
Diebold Nixdorf, Inc. (x)	1,040,000	17,004,000
NCR Corp.*	100,000	3,399,000
Stratasys Ltd. (x)*	390,000	7,784,400
TransAct Technologies, Inc.	85,700	1,135,525

		29,322,925

Total Information Technology		174,450,384

Materials (8.6%)
Chemicals (5.0%)
A Schulman, Inc.	16,000	596,000
Albemarle Corp.	28,000	3,580,920
Ashland Global Holdings, Inc.	58,000	4,129,600
Calgon Carbon Corp.	65,000	1,384,500
Core Molding Technologies, Inc.	234,000	5,077,800
Ferro Corp.*	1,960,000	46,236,400
FMC Corp.	30,000	2,839,800
GCP Applied Technologies, Inc.*	105,325	3,359,868
HB Fuller Co.	270,000	14,544,900
Huntsman Corp.	170,000	5,659,300
Minerals Technologies, Inc.	177,000	12,186,450
NewMarket Corp.	15,500	6,159,545
Olin Corp.	120,000	4,269,600
OMNOVA Solutions, Inc.*	600,000	6,000,000
Platform Specialty Products Corp.*	65,000	644,800
Quaker Chemical Corp.	5,000	753,950
Scotts Miracle-Gro Co. (The), Class A	83,000	8,880,170
Sensient Technologies Corp.	250,000	18,287,500
Takasago International Corp.	40,000	1,297,537
Tredegar Corp.	1,275,084	24,481,613
Valvoline, Inc.	164,720	4,127,883

		174,498,136

Containers & Packaging (1.5%)
Greif, Inc., Class A	212,030	12,844,777
Myers Industries, Inc.‡	1,540,000	30,030,000
Sonoco Products Co.	155,000	8,236,700

		51,111,477

Metals & Mining (1.7%)
Allegheny Technologies, Inc. (x)*	700,000	16,898,000
Ampco-Pittsburgh Corp.	394,029	4,885,960
Barrick Gold Corp.	24,000	347,280
Century Aluminum Co.*	55,000	1,080,200
Haynes International, Inc.	55,000	1,762,750
Kinross Gold Corp.*	45,000	194,400

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT GAMCO SMALL COMPANY VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

	Number of Shares	Value (Note 1)
Materion Corp.	459,000	$22,307,399
TimkenSteel Corp.*	757,383	11,504,648

		58,980,637

Paper & Forest Products (0.4%)
Louisiana-Pacific Corp.*	540,000	14,180,400

Total Materials		298,770,650

Real Estate (2.4%)
Equity Real Estate Investment Trusts (REITs) (1.5%)
Ryman Hospitality Properties, Inc. (REIT)	700,000	48,314,000
Seritage Growth Properties (REIT), Class A (x)	38,000	1,537,480

		49,851,480

Real Estate Management & Development (0.9%)
Capital Properties, Inc., Class A	65,070	888,206
Griffin Industrial Realty, Inc.‡	320,122	11,748,477
Gyrodyne LLC	2,078	41,789
St Joe Co. (The) (x)*	700,000	12,634,999
Tejon Ranch Co.*	343,042	7,121,552

		32,435,023

Total Real Estate		82,286,503

Telecommunication Services (1.8%)
Diversified Telecommunication Services (1.2%)
Cincinnati Bell, Inc.*	1,324,000	27,605,400
Consolidated Communications Holdings, Inc. (x)	25,000	304,750
Iridium Communications, Inc. (x)*	602,151	7,105,382
New Ulm Telecom, Inc.	3,200	56,704
Straight Path Communications, Inc., Class B*	6,000	1,090,740
Verizon Communications, Inc.	80,000	4,234,400
Windstream Holdings, Inc. (x)	530,000	980,500

		41,377,876

Wireless Telecommunication Services (0.6%)
Rogers Communications, Inc., Class B	200,000	10,186,000
Shenandoah Telecommunications Co.	143,000	4,833,400
United States Cellular Corp.*	100,000	3,763,000
VEON Ltd. (ADR)	550,000	2,112,000

		20,894,400

Total Telecommunication Services		62,272,276

Utilities (6.8%)
Electric Utilities (3.8%)
El Paso Electric Co.	726,000	40,184,100
Great Plains Energy, Inc.	205,000	6,609,200
Otter Tail Corp.	395,000	17,557,750
PNM Resources, Inc.	1,272,000	51,452,400
Westar Energy, Inc.	260,000	13,728,000

		129,531,450

Gas Utilities (1.6%)
Chesapeake Utilities Corp.	6,000	471,300
National Fuel Gas Co. (x)	182,000	9,993,620
Northwest Natural Gas Co.	32,000	1,908,800
ONE Gas, Inc.	40,000	2,930,400
Southwest Gas Holdings, Inc.	475,000	38,228,000

		53,532,120

Independent Power and Renewable Electricity Producers (0.2%)
AES Corp.	240,000	2,599,200
Ormat Technologies, Inc.	84,000	5,372,640

		7,971,840

Multi-Utilities (1.0%)
Black Hills Corp.	310,000	18,634,100
NorthWestern Corp.	280,000	16,716,000

		35,350,100

Water Utilities (0.2%)
Cadiz, Inc. (x)*	10,000	142,500
SJW Group	108,000	6,893,640
York Water Co. (The)	43,500	1,474,650

		8,510,790

Total Utilities		234,896,300

Total Common Stocks (96.0%) (Cost $1,542,710,497)		3,333,110,244

PREFERRED STOCK:
Financials (0.1%)
Diversified Financial Services (0.1%)
Steel Partners Holdings LP 6.000%	174,000	3,681,840

Total Preferred Stock (0.1%) (Cost $4,176,000)		3,681,840

	Principal Amount	Value (Note 1)
LONG-TERM DEBT SECURITIES:
Corporate Bond (0.1%)
Industrials (0.1%)
Machinery (0.1%)
Mueller Industries, Inc. 6.000%, 3/1/27	$2,000,000	2,041,875

Total Industrials		2,041,875

Total Long-Term Debt Securities (0.1%) (Cost $2,000,000)		2,041,875

	Number of Rights	Value (Note 1)
RIGHTS:
Consumer Discretionary (0.0%)
Media (0.0%)
Media General, Inc., CVR (r)*	877,500	—

Total Consumer Discretionary		—

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT GAMCO SMALL COMPANY VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

	Number of Rights	Value (Note 1)
Health Care (0.0%)
Pharmaceuticals (0.0%)
Sanofi, CVR, expiring 12/31/20*	50,000	$19,000

Total Health Care		19,000

Information Technology (0.0%)
Electronic Equipment, Instruments & Components (0.0%)
Gerber Scientific, Inc., CVR (r)*	490,000	—

Total Information Technology		—

Total Rights (0.0%) (Cost $335,269)		19,000

	Number of Shares	Value (Note 1)
SHORT-TERM INVESTMENTS:
Investment Company (1.0%)
JPMorgan Prime Money Market Fund, IM Shares	34,892,132	34,895,620

	Principal Amount	Value (Note 1)
Repurchase Agreements (6.7%)
Bank of Nova Scotia, 1.35%, dated 12/29/17, due 1/2/18, repurchase price $850,128, collateralized by various U.S. Government Treasury Securities, ranging from 3.625%-3.875%, maturing 4/15/29-8/15/43; total market value $867,001. (xx)	$850,000	850,000
Bank of Nova Scotia (The), 1.39%, dated 12/29/17, due 1/2/18, repurchase price $9,001,390, collateralized by various U.S. Government Treasury Securities, ranging from 0.000%-3.750%, maturing 1/11/18-2/15/47; total market value $9,187,550. (xx)	9,000,000	9,000,000
Bank of Nova Scotia (The), 1.39%, dated 12/29/17, due 1/2/18, repurchase price $3,000,463, collateralized by various U.S. Government Treasury Securities, ranging from 0.000%-3.750%, maturing 1/11/18-2/15/47; total market value $3,062,517. (xx)	3,000,000	3,000,000
Bank of Nova Scotia (The), 1.39%, dated 12/29/17, due 1/2/18, repurchase price $6,000,927, collateralized by various U.S. Government Treasury Securities, ranging from 0.000%-3.750%, maturing 1/11/18-2/15/47; total market value $6,125,034. (xx)	6,000,000	6,000,000
Citigroup Global Markets Ltd., 1.40%, dated 12/29/17, due 1/2/18, repurchase price $17,640,260, collateralized by various Foreign Government Agency Securities, ranging from 1.625%-2.500%, maturing 3/16/21-7/29/25, U.S. Government Treasury Securities, ranging from 0.875%-7.250%, maturing from 8/15/20-2/15/47; total market value $17,990,269. (xx)	17,637,517	17,637,517
Citigroup Global Markets, Inc., 1.60%, dated 12/29/17, due 1/2/18, repurchase price $7,001,244, collateralized by various Common Stocks; total market value $7,700,003. (xx)	7,000,000	7,000,000
Deutsche Bank AG, 1.81%, dated 12/29/17, due 1/2/18, repurchase price $12,502,514, collateralized by various Common Stocks, U.S. Government Treasury Securities, ranging from 1.875%-2.250%, maturing 4/30/22-8/15/46; total market value $13,902,766. (xx)	12,500,000	12,500,000
Deutsche Bank AG, 1.55%, dated 12/29/17, due 1/2/18, repurchase price $15,502,669, collateralized by various Corporate Bonds, ranging from 1.750%-1.875%, maturing 9/5/19-4/14/22, Foreign Government Agency Securities, ranging from 1.875%-2.000%, maturing 3/15/19-5/2/25; total market value $15,810,010. (xx)	15,500,000	15,500,000
Deutsche Bank AG, 1.81%, dated 12/29/17, due 1/2/18, repurchase price $18,003,620, collateralized by various Common Stocks, U.S. Government Treasury Securities, ranging from 1.875%-2.250%, maturing 4/30/22-8/15/46; total market value $20,019,983. (xx)	18,000,000	18,000,000
Deutsche Bank AG, 1.81%, dated 12/29/17, due 1/2/18, repurchase price $17,403,499, collateralized by various Common Stocks, U.S. Government Treasury Securities, ranging from 1.875%-2.250%, maturing 4/30/22-8/15/46; total market value $19,352,650. (xx)	17,400,000	17,400,000

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT GAMCO SMALL COMPANY VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

	Principal Amount	Value (Note 1)
Deutsche Bank AG, 1.81%, dated 12/29/17, due 1/2/18, repurchase price $3,500,704, collateralized by various Common Stocks, U.S. Government Treasury Securities, ranging from 1.875%-2.250%, maturing 4/30/22-8/15/46; total market value $3,892,774. (xx)	$3,500,000	$3,500,000
Macquarie Bank Ltd., 1.42%, dated 12/29/17, due 1/2/18, repurchase price $1,000,158, collateralized by various U.S. Government Treasury Securities, ranging from 0.000%-3.750%, maturing 1/4/18-11/15/47; total market value $1,020,450. (xx)	1,000,000	1,000,000
NBC Global Finance Ltd., 1.59%, dated 12/29/17, due 1/2/18, repurchase price $18,803,321, collateralized by various Common Stocks; total market value $20,913,621. (xx)	18,800,000	18,800,000
NBC Global Finance Ltd., 1.59%, dated 12/29/17, due 1/2/18, repurchase price $19,003,357, collateralized by various Common Stocks; total market value $21,136,106. (xx)	19,000,000	19,000,000
NBC Global Finance Ltd., 1.59%, dated 12/29/17, due 1/2/18, repurchase price $16,502,915, collateralized by various Common Stocks; total market value $18,355,040. (xx)	16,500,000	16,500,000
Nomura Securities Co. Ltd., 1.40%, dated 12/29/17, due 1/2/18, repurchase price $10,001,556, collateralized by various U.S. Government Treasury Securities, ranging from 0.000%-7.125%, maturing 1/4/18-8/15/47; total market value $10,200,002. (xx)	10,000,000	10,000,000
Nomura Securities Co. Ltd., 1.40%, dated 12/29/17, due 1/2/18, repurchase price $5,000,778, collateralized by various U.S. Government Treasury Securities, ranging from 0.000%-2.000%, maturing 1/4/18-2/15/42; total market value $5,100,003. (xx)	5,000,000	5,000,000
RBS Securities, Inc., 1.37%, dated 12/29/17, due 1/2/18, repurchase price $7,770,537, collateralized by various U.S. Government Treasury Securities, ranging from 1.750%-1.875%, maturing 2/28/22-9/30/22; total market value $7,924,789. (xx)	7,769,354	7,769,354
Societe Generale SA, 1.32%, dated 12/29/17, due 1/5/18, repurchase price $18,004,620, collateralized by various U.S. Government Treasury Securities, ranging from 0.000%-8.125%, maturing 2/28/19-2/15/44; total market value $18,360,001. (xx)	18,000,000	18,000,000
Societe Generale SA, 1.32%, dated 12/29/17, due 1/5/18, repurchase price $25,006,417, collateralized by various U.S. Government Treasury Securities, ranging from 0.000%-3.000%, maturing 11/15/21-11/15/46; total market value $25,500,006. (xx)	25,000,000	25,000,000

Total Repurchase Agreements		231,456,871

Total Short-Term Investments (7.7%) (Cost $266,356,271)		266,352,491

Total Investments in Securities (103.9%) (Cost $1,815,578,037)		3,605,205,450
Other Assets Less Liabilities (-3.9%)		(135,770,887)

Net Assets (100%)		$3,469,434,563

*	Non-income producing.
‡	All, or a portion, of the security is an affiliated company as defined under the Investment Company Act of 1940.
(r)	Value determined using significant unobservable inputs.
(x)	All or a portion of security is on loan at December 31, 2017.
(xx)	At December 31, 2017, the Portfolio had loaned securities with a total value of $238,274,707. This was secured by cash collateral of $231,456,871 which was subsequently invested in joint repurchase agreements with a total value of $231,456,871, as detailed in the Notes to the Financial Statements, for which the Portfolio has a proportionate interest as reported in the Portfolio of Investments as Repurchase Agreements, and $15,441,151 collateralized by various U.S. Government Treasury Securities, ranging from 0.000% - 8.000%, maturing 1/4/18 - 11/15/46.

Glossary:

ADR	— American Depositary Receipt
CVR	— Contingent Value Right

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT GAMCO SMALL COMPANY VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

Investment in companies which were affiliates for the year ended December 31, 2017, were as follows:

Security Description	Shares at December 31, 2017	Market Value December 31, 2016 ($)	Purchases at Cost ($)	Proceeds from Sales ($)	Net Realized Gain (Loss) ($)	Change in Unrealized Appreciation/ (Depreciation) ($)	Market Value December 31, 2017 ($)	Dividend/ Interest Income ($)	Capital Gain Distributions ($)
Beasley Broadcast Group, Inc., Class A**	581,087	3,537,540	149,753	(34,075)	(187)	4,133,535	7,786,566	103,354	—
Bel Fuse, Inc., Class A	154,200	3,669,950	257,117	(46,604)	(310)	(513,967)	3,366,186	36,642	—
Canterbury Park Holding Corp.	323,000	3,276,000	82,427	—	—	1,954,923	5,313,350	73,975	—
Griffin Industrial Realty, Inc.	320,122	10,154,171	3,112	—	—	1,591,194	11,748,477	128,049	—
Ingles Markets, Inc., Class A	784,220	37,421,801	246,578	(45,998)	19,208	(10,507,577)	27,134,012	515,285	—
Katy Industries, Inc.**	360,000	150,150	—	(5,922)	(131,363)	(12,469)	396	—	—
Myers Industries, Inc.	1,540,000	21,450,000	709,504	(18,750)	(615)	7,889,861	30,030,000	823,620	—
Oil-Dri Corp. of America	438,000	16,468,510	260,128	—	—	1,448,362	18,177,000	392,660	—
Rush Enterprises, Inc., Class B	500,000	15,743,700	—	(499,955)	261,182	8,600,073	24,105,000	—	—
Sevcon, Inc.**	—	4,832,944	7,086	(12,465,062)	8,837,215	(1,212,183)	—	—	—

Total		116,704,766	1,715,705	(13,116,366)	8,985,130	13,371,752	127,660,987	2,073,585	—

**	Not affiliated at December 31, 2017.

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2017:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities (a)	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.) (b)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Common Stocks
Consumer Discretionary	$670,986,908	$28,804,911	$—	$699,791,819
Consumer Staples	198,225,670	30,843,237	—	229,068,907
Energy	35,941,331	—	—	35,941,331
Financials	156,347,039	4,952,011	—	161,299,050
Health Care	206,104,175	—	—	206,104,175
Industrials	1,113,365,295	34,863,554	—	1,148,228,849
Information Technology	166,009,132	8,441,252	—	174,450,384
Materials	297,473,113	1,297,537	—	298,770,650
Real Estate	69,608,031	12,678,472	—	82,286,503
Telecommunication Services	62,215,572	56,704	—	62,272,276
Utilities	234,896,300	—	—	234,896,300
Corporate Bonds
Industrials	—	2,041,875	—	2,041,875
Preferred Stocks
Financials	3,681,840	—	—	3,681,840

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT GAMCO SMALL COMPANY VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities (a)	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.) (b)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)		Total
Rights
Consumer Discretionary	$—	$—	$—	(c)	$—	(c)
Health Care	19,000	—	—		19,000
Information Technology	—	—	—	(c)	—	(c)
Short-Term Investments
Investment Company	34,895,620	—	—		34,895,620
Repurchase Agreements	—	231,456,871	—		231,456,871

Total Assets	$3,249,769,026	$355,436,424	$—		$3,605,205,450

Total Liabilities	$—	$—	$—		$—

Total	$3,249,769,026	$355,436,424	$—		$3,605,205,450

(a)	Securities with a market value of $18,161,500 transferred from Level 2 to Level 1 at the end of the year due to active trading.
(b)	Securities with a market value of $29,596,509 transferred from Level 1 to Level 2 at the end of the year due to inactive trading.
(c)	Value is zero.

There were no additional transfers between Levels 1, 2 or 3 during the year ended December 31, 2017.

The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2017:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instrument^	Forward Foreign Currency Contracts
Foreign exchange contracts	$5,633

^ This Portfolio held forward foreign currency contracts for hedging.

The Portfolio held forward foreign currency contracts with an average settlement value of approximately $241,000 for one month during the year ended December 31, 2017.

Investment security transactions for the year ended December 31, 2017 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$321,196,411
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$427,172,856

As of December 31, 2017, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments in securities and derivative instruments, if applicable, for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$1,870,833,849
Aggregate gross unrealized depreciation	(86,245,621)

Net unrealized appreciation	$1,784,588,228

Federal income tax cost of investments in securities and derivative instruments, if applicable	$1,820,617,222

For the year ended December 31, 2017, the Portfolio incurred approximately $426,232 as brokerage commissions with G. Research an affiliated broker/dealer.

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT GAMCO SMALL COMPANY VALUE PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2017

ASSETS
Investments in Securities, at value (x):
Affiliated Issuers (Cost $60,961,078)	$119,874,025
Unaffiliated Issuers (Cost $1,523,160,088)	3,253,874,554
Repurchase Agreements (Cost $231,456,871)	231,456,871
Cash	95,991,380
Foreign cash (Cost $537,101)	526,607
Dividends, interest and other receivables	3,566,676
Receivable for securities sold	773,879
Securities lending income receivable	203,668
Receivable from Separate Accounts for Portfolio shares sold	1,397
Other assets	13,915

Total assets	3,706,282,972

LIABILITIES
Payable for return of collateral on securities loaned	231,456,871
Payable for securities purchased	2,147,311
Investment management fees payable	2,070,853
Distribution fees payable – Class IB	545,484
Administrative fees payable	287,485
Payable to Separate Accounts for Portfolio shares redeemed	185,531
Distribution fees payable – Class IA	55,985
Trustees’ fees payable	3,332
Accrued expenses	95,557

Total liabilities	236,848,409

NET ASSETS	$3,469,434,563

Net assets were comprised of:
Paid in capital	$1,677,762,449
Accumulated undistributed net investment income (loss)	2,830,101
Accumulated undistributed net realized gain (loss)	(775,160)
Net unrealized appreciation (depreciation)	1,789,617,173

Net assets	$3,469,434,563

Class IA
Net asset value, offering and redemption price per share, $259,241,873 / 4,126,569 shares outstanding (unlimited amount authorized: $0.01 par value)	$62.82

Class IB
Net asset value, offering and redemption price per share, $2,578,260,589 / 40,963,816 shares outstanding (unlimited amount authorized: $0.01 par value)	$62.94

Class K
Net asset value, offering and redemption price per share, $631,932,101 / 10,058,186 shares outstanding (unlimited amount authorized: $0.01 par value)	$62.83

(x)	Includes value of securities on loan of $238,274,707.

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2017

INVESTMENT INCOME
Dividends ($2,073,585 of dividend income received from affiliates) (net of $212,721 foreign withholding tax)	$52,008,613
Interest	437,973
Securities lending (net)	2,173,227

Total income	54,619,813

EXPENSES
Investment management fees	22,895,657
Distribution fees – Class IB	6,013,110
Administrative fees	3,184,240
Distribution fees – Class IA	610,364
Printing and mailing expenses	299,116
Professional fees	117,060
Custodian fees	112,500
Trustees’ fees	74,519
Miscellaneous	67,364

Total expenses	33,373,930

NET INVESTMENT INCOME (LOSS)	21,245,883

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Investments in securities ($8,985,130 of realized gain (loss) from affiliates)	184,645,670
Forward foreign currency contracts	5,633
Foreign currency transactions	(1,849)

Net realized gain (loss)	184,649,454

Change in unrealized appreciation (depreciation) on:
Investments in securities ($11,892,158 of change in unrealized appreciation (depreciation) from affiliates)	285,632,849
Foreign currency translations	20,459

Net change in unrealized appreciation (depreciation)	285,653,308

NET REALIZED AND UNREALIZED GAIN (LOSS)	470,302,762

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$491,548,645

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT GAMCO SMALL COMPANY VALUE PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2017	2016
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$21,245,883	$13,539,552
Net realized gain (loss)	184,649,454	154,917,827
Net change in unrealized appreciation (depreciation)	285,653,308	427,102,201

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	491,548,645	595,559,580

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income
Class IA	(1,521,316)	(1,024,807)
Class IB	(14,666,502)	(10,408,117)
Class K	(5,054,460)	(3,993,088)

	(21,242,278)	(15,426,012)

Distributions from net realized capital gains
Class IA	(18,150,803)	(7,223,999)
Class IB	(175,582,784)	(73,373,460)
Class K	(43,221,857)	(18,000,285)

	(236,955,444)	(98,597,744)

TOTAL DIVIDENDS AND DISTRIBUTIONS	(258,197,722)	(114,023,756)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 417,191 and 441,982 shares, respectively ]	25,479,686	23,510,267
Capital shares issued in reinvestment of dividends and distributions [ 321,199 and 140,814 shares, respectively ]	19,672,119	8,248,806
Capital shares repurchased [ (531,595) and (363,069) shares, respectively ]	(32,873,887)	(18,827,312)

Total Class IA transactions	12,277,918	12,931,761

Class IB
Capital shares sold [ 2,121,237 and 2,319,658 shares, respectively ]	130,295,437	122,921,605
Capital shares issued in reinvestment of dividends and distributions [ 3,100,733 and 1,427,837 shares, respectively ]	190,249,286	83,781,577
Capital shares repurchased [ (3,947,254) and (4,168,736) shares, respectively ]	(242,345,181)	(217,485,384)

Total Class IB transactions	78,199,542	(10,782,202)

Class K
Capital shares sold [ 730,300 and 589,886 shares, respectively ]	44,440,239	31,595,482
Capital shares issued in reinvestment of dividends and distributions [ 787,894 and 375,434 shares, respectively ]	48,276,317	21,993,373
Capital shares repurchased [ (1,165,437) and (1,368,956) shares, respectively ]	(71,843,100)	(71,811,565)

Total Class K transactions	20,873,456	(18,222,710)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	111,350,916	(16,073,151)

TOTAL INCREASE (DECREASE) IN NET ASSETS	344,701,839	465,462,673
NET ASSETS:
Beginning of year	3,124,732,724	2,659,270,051

End of year (a)	$3,469,434,563	$3,124,732,724

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$2,830,101	$1,870,621

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT GAMCO SMALL COMPANY VALUE PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class IA	2017		2016	2015		2014		2013
Net asset value, beginning of year	$58.54		$49.26	$55.58		$55.93		$42.21

Income (loss) from investment operations:
Net investment income (loss) (e)	0.37	#####	0.23	0.21	####	0.10	###	0.07	##
Net realized and unrealized gain (loss)	8.84		11.23	(3.43)		1.58		16.24

Total from investment operations	9.21		11.46	(3.22)		1.68		16.31

Less distributions:
Dividends from net investment income	(0.38)		(0.27)	(0.23)		(0.11)		(0.08)
Distributions from net realized gains	(4.55)		(1.91)	(2.87)		(1.92)		(2.51)

Total dividends and distributions	(4.93)		(2.18)	(3.10)		(2.03)		(2.59)

Net asset value, end of year	$62.82		$58.54	$49.26		$55.58		$55.93

Total return	16.08%		23.27%	(5.69	)%(dd)	3.06%		39.13%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$259,242		$229,444	$182,257		$176,538		$137,943
Ratio of expenses to average net assets:
After fees paid indirectly (f)	1.07%		1.08%	1.08%		1.08%		1.08%
Before fees paid indirectly (f)	1.07%		1.08%	1.08%		1.08%		1.08%
Ratio of net investment income (loss) to average net assets:
After fees paid indirectly (f)	0.61	%(aaaaa)	0.45%	0.39	%(aaaa)	0.18	%(aaa)	0.13	%(aa)
Before fees paid indirectly (f)	0.61	%(aaaaa)	0.45%	0.39	%(aaaa)	0.18	%(aaa)	0.13	%(aa)
Portfolio turnover rate^	10%		5%	3%		4%		9%

	Year Ended December 31,
Class IB	2017		2016	2015		2014		2013
Net asset value, beginning of year	$58.64		$49.34	$55.67		$56.02		$42.28

Income (loss) from investment operations:
Net investment income (loss) (e)	0.37	#####	0.23	0.21	####	0.10	###	0.07	##
Net realized and unrealized gain (loss)	8.86		11.25	(3.44)		1.58		16.26

Total from investment operations	9.23		11.48	(3.23)		1.68		16.33

Less distributions:
Dividends from net investment income	(0.38)		(0.27)	(0.23)		(0.11)		(0.08)
Distributions from net realized gains	(4.55)		(1.91)	(2.87)		(1.92)		(2.51)

Total dividends and distributions	(4.93)		(2.18)	(3.10)		(2.03)		(2.59)

Net asset value, end of year	$62.94		$58.64	$49.34		$55.67		$56.02

Total return	16.09%		23.28%	(5.70	)%(ee)	3.06%		39.11%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$2,578,261		$2,327,234	$1,979,091		$2,224,375		$2,324,533
Ratio of expenses to average net assets:
After fees paid indirectly (f)	1.07%		1.08%	1.08%		1.08%		1.08%
Before fees paid indirectly (f)	1.07%		1.08%	1.08%		1.08%		1.08%
Ratio of net investment income (loss) to average net assets:
After fees paid indirectly (f)	0.61	%(bbbbb)	0.44%	0.39	%(bbbb)	0.17	%(bbb)	0.14	%(bb)
Before fees paid indirectly (f)	0.61	%(bbbbb)	0.44%	0.39	%(bbbb)	0.17	%(bbb)	0.13	%(bb)
Portfolio turnover rate^	10%		5%	3%		4%		9%

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT GAMCO SMALL COMPANY VALUE PORTFOLIO

FINANCIAL HIGHLIGHTS (Continued)

	Year Ended December 31,
Class K	2017		2016	2015		2014		2013
Net asset value, beginning of year	$58.53		$49.25	$55.58		$55.93		$42.21

Income (loss) from investment operations:
Net investment income (loss) (e)	0.53	#####	0.36	0.35	####	0.23	###	0.19	##
Net realized and unrealized gain (loss)	8.85		11.25	(3.45)		1.59		16.26

Total from investment operations	9.38		11.61	(3.10)		1.82		16.45

Less distributions:
Dividends from net investment income	(0.53)		(0.42)	(0.36)		(0.25)		(0.22)
Distributions from net realized gains	(4.55)		(1.91)	(2.87)		(1.92)		(2.51)

Total dividends and distributions	(5.08)		(2.33)	(3.23)		(2.17)		(2.73)

Net asset value, end of year	$62.83		$58.53	$49.25		$55.58		$55.93

Total return	16.39%		23.59%	(5.47	)%(ff)	3.32%		39.47%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$631,932		$568,055	$497,922		$586,177		$676,144
Ratio of expenses to average net assets:
After fees paid indirectly (f)	0.82%		0.83%	0.83%		0.83%		0.83%
Before fees paid indirectly (f)	0.82%		0.83%	0.83%		0.83%		0.83%
Ratio of net investment income (loss) to average net assets:
After fees paid indirectly (f)	0.86	%(ccccc)	0.69%	0.64	%(cccc)	0.42	%(ccc)	0.39	%(cc)
Before fees paid indirectly (f)	0.86	%(ccccc)	0.69%	0.64	%(cccc)	0.42	%(ccc)	0.38	%(cc)
Portfolio turnover rate^	10%		5%	3%		4%		9%
##	Includes income resulting from special dividend. Without this dividend the per share income amounts would be $0.04, $0.04 and $0.16 for Class IA, Class IB and K, respectively.
###	Includes income resulting from a special dividend. Without this dividend the per share income amounts would be $0.07, $0.07 and $0.21 for Class IA, Class IB and Class K, respectively.
####	Includes income resulting from special dividends. Without these dividends the per share income amounts would be $0.17, $0.17, and $0.31 for Class IA, Class IB and Class K, respectively.
#####	Includes income resulting from special dividend. Without this dividend the per share income amounts would be $0.23, $0.23 and $0.38 for Class IA, Class IB and K, respectively.
^	Portfolio turnover rate excludes derivatives, if any.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.
(aa)	Includes income resulting from a special dividend. Without this dividend, the ratios for Class IA would be 0.08% for income after fees paid indirectly and 0.08% before fees paid indirectly.
(bb)	Includes income resulting from a special dividend. Without this dividend, the ratios for Class IB would be 0.09% for income after fees paid indirectly and 0.08% before fees paid indirectly.
(cc)	Includes income resulting from a special dividend. Without this dividend, the ratios for Class K would be 0.34% for income after fees paid indirectly and 0.33% before fees paid indirectly.
(dd)	Includes income resulting from a litigation payment. Without this income, the total return would have been (5.73)%.
(ee)	Includes income resulting from a litigation payment. Without this income, the total return would have been (5.74)%.
(ff)	Includes income resulting from a litigation payment. Without this income, the total return would have been (5.51)%.
(aaa)	Includes income resulting from a special dividend. Without this dividend, the ratios for Class IA would be 0.13% for income after fees paid indirectly and 0.13% before fees paid indirectly.
(bbb)	Includes income resulting from a special dividend. Without this dividend, the ratios for Class IB would be 0.12% for income after fees paid indirectly and 0.12% before fees paid indirectly.
(ccc)	Includes income resulting from a special dividend. Without this dividend, the ratios for Class K would be 0.37% for income after fees paid indirectly and 0.37% before fees paid indirectly.
(aaaa)	Includes income resulting from a special dividend. Without this dividend, the ratios for Class IA would be 0.31% for income after fees paid indirectly and 0.31% before fees paid indirectly.
(bbbb)	Includes income resulting from a special dividend. Without this dividend, the ratios for Class IB would be 0.31% for income after fees paid indirectly and 0.31% before fees paid indirectly.
(cccc)	Includes income resulting from a special dividend. Without this dividend, the ratios for Class K would be 0.56% for income after fees paid indirectly and 0.56% before fees paid indirectly.
(aaaaa)	Includes income resulting from a special dividend. Without this dividend, the ratios for Class IA would be 0.37% for income after fees paid indirectly and 0.37% before fees paid indirectly.
(bbbbb)Includes	income resulting from a special dividend. Without this dividend, the ratios for Class IB would be 0.38% for income after fees paid indirectly and 0.38% before fees paid indirectly.
(ccccc)	Includes income resulting from a special dividend. Without this dividend, the ratios for Class IB would be 0.62% for income after fees paid indirectly and 0.62% before fees paid indirectly.

See Notes to Financial Statements.

1290 VT HIGH YIELD BOND PORTFOLIO (Unaudited)

INVESTMENT MANAGER

➢	AXA Equitable Funds Management Group, LLC

INVESTMENT SUB-ADVISERS

➢	AXA Investment Managers, Inc.

➢	Post Advisory Group, LLP

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/17
	1 Year	Since Incept.
Portfolio – Class IB Shares*	6.46%	4.65%
Portfolio – Class K Shares*	6.73	4.90
ICE BofAML U.S. High Yield Master II Index	7.48	5.71
* Date of inception 2/8/13. Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned 6.46% for the year ended December 31, 2017. This compares to the Portfolio’s benchmark, the ICE BofAML U.S. High Yield Master II Index, which returned 7.48% over the same period.

Portfolio Highlights

What helped performance during the year:

•	From a sector perspective Portfolio performance benefitted from positive security selection within a number of sectors, but particularly within the financial services sector.

•	The Portfolio’s underweight to the underperforming retail sector also helped relative performance.

•	The Portfolio’s relative performance benefitted from positive security selection during the period, particularly within the higher yielding portion of the market.

•	Portfolio performance benefitted from participation in multiple new issues during the period which performed well post pricing.

What hurt performance during the year:

•

Avoided reaching for yield in lower quality bonds and sectors, which continued their rebound in January and February as investors continued to rotate out of “quality and value” and into “yield and convexity”, detracted from relative performance during the period.

•	The Portfolio’s overweight to the more defensive short duration portion of the market which underperformed negatively impacted relative performance.

•	The Portfolio experienced negative security selection within the higher quality portion of the market.

Portfolio Characteristics As of December 31, 2017
Weighted Average Life (Years)	5.52
Weighted Average Coupon (%)	6.46
Weighted Average Modified Duration (Years)*	3.70
Weighted Average Rating**	B+

*  Modified duration is a measure of the price sensitivity of the Portfolio to interest rate movements, taking into account specific features of the securities in which it invests.

** Weighted Average Rating has been provided by the Investment Sub-Adviser. A credit rating is an assessment provided by a nationally recognized statistical rating organization (NRSRO) of the creditworthiness of an issuer with respect to debt obligations, including specific securities, money market instruments or other debts. Ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest); ratings are subject to change without notice.

1290 VT HIGH YIELD BOND PORTFOLIO (Unaudited)

Sector Weightings as of December 31, 2017	% of Net Assets
Consumer Discretionary	14.8%
Repurchase Agreements	13.8
Information Technology	11.7
Health Care	10.4
Exchange Traded Funds	10.4
Industrials	10.2
Energy	10.0
Telecommunication Services	8.9
Financials	8.1
Consumer Staples	5.5
Materials	3.8
Real Estate	1.0
Investment Company	0.9
Utilities	0.5
Cash and Other	(10.0)

100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees (in the case of Class IB shares of the Portfolio), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2017 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/17	Ending Account Value 12/31/17	Expenses Paid During Period* 7/1/17 - 12/31/17
Class IB
Actual	$1,000.00	$1,018.63	$5.34
Hypothetical (5% average annual return before expenses)	1,000.00	1,019.91	5.35
Class K
Actual	1,000.00	1,020.12	4.07
Hypothetical (5% average annual return before expenses)	1,000.00	1,021.17	4.08

*  Expenses are equal to the Portfolio’s Class IB and Class K shares annualized expense ratios of 1.05% and 0.80%, respectively, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

EQ ADVISORS TRUST

1290 VT HIGH YIELD BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2017

	Principal Amount	Value (Note 1)
LONG-TERM DEBT SECURITIES:
Corporate Bonds (84.2%)
Consumer Discretionary (14.8%)
Auto Components (0.2%)
Icahn Enterprises LP 6.000%, 8/1/20 (x)	$150,000	$153,990
6.375%, 12/15/25 (x)§	284,000	284,028

		438,018

Distributors (0.8%)
American Tire Distributors, Inc. 10.250%, 3/1/22§	680,000	699,125
LKQ Corp. 4.750%, 5/15/23	550,000	558,937
Univar USA, Inc. 6.750%, 7/15/23§	426,000	444,638

		1,702,700

Diversified Consumer Services (0.1%)
ServiceMaster Co. LLC (The) 5.125%, 11/15/24§	200,000	202,500

Hotels, Restaurants & Leisure (3.3%)
1011778 BC ULC 4.625%, 1/15/22§	640,000	655,232
5.000%, 10/15/25§	1,105,000	1,114,669
CRC Escrow Issuer LLC 5.250%, 10/15/25§	1,275,000	1,286,156
Eldorado Resorts, Inc. 7.000%, 8/1/23	326,000	348,005
International Game Technology plc 6.250%, 2/15/22§	975,000	1,053,000
LTF Merger Sub, Inc. 8.500%, 6/15/23§	600,000	631,500
MGM Resorts International 8.625%, 2/1/19	235,000	249,687
Scientific Games International, Inc. 7.000%, 1/1/22§	475,000	500,531
Silversea Cruise Finance Ltd. 7.250%, 2/1/25§	116,000	125,788
Station Casinos LLC 5.000%, 10/1/25§	825,000	829,125

		6,793,693

Household Durables (0.4%)
American Greetings Corp. 7.875%, 2/15/25§	330,000	357,225
Mattamy Group Corp. 6.500%, 10/1/25§	258,000	270,255
PulteGroup, Inc. 5.000%, 1/15/27	170,000	177,544

		805,024

Internet & Direct Marketing Retail (0.6%)
Netflix, Inc. 5.500%, 2/15/22	775,000	816,695
4.875%, 4/15/28§	350,000	342,125

		1,158,820

Media (8.5%)
Altice Financing SA 6.625%, 2/15/23§	1,025,000	1,068,562
Altice Luxembourg SA 7.750%, 5/15/22§	810,000	796,068
AMC Entertainment Holdings, Inc. 5.875%, 11/15/26 (x)	900,000	887,625
6.125%, 5/15/27 (x)	620,000	610,700
AMC Networks, Inc. 5.000%, 4/1/24	500,000	506,250
4.750%, 8/1/25	250,000	247,500
Cable One, Inc. 5.750%, 6/15/22§	50,000	51,687
Cablevision Systems Corp. 7.750%, 4/15/18	518,000	524,475
Cequel Communications Holdings I LLC 6.375%, 9/15/20§	643,000	652,645
5.125%, 12/15/21§	347,000	347,867
Cinemark USA, Inc. 4.875%, 6/1/23	455,000	460,687
CSC Holdings LLC 7.875%, 2/15/18	205,000	206,025
5.250%, 6/1/24	850,000	835,125
DISH DBS Corp. 7.875%, 9/1/19	432,000	462,240
5.125%, 5/1/20	350,000	357,437
5.000%, 3/15/23	150,000	142,125
Lions Gate Entertainment Corp. 5.875%, 11/1/24§	283,000	299,273
Live Nation Entertainment, Inc. 4.875%, 11/1/24§	185,000	190,088
McGraw-Hill Global Education Holdings LLC 7.875%, 5/15/24§	434,000	429,389
MHGE Parent LLC 8.500%, 8/1/19 PIK (x)§	544,000	544,000
Midcontinent Communications 6.875%, 8/15/23§	375,000	398,203
National CineMedia LLC 6.000%, 4/15/22	253,000	256,163
Quebecor Media, Inc. 5.750%, 1/15/23	366,000	388,189
Regal Entertainment Group 5.750%, 3/15/22	628,000	647,625
Sirius XM Radio, Inc. 6.000%, 7/15/24§	450,000	475,875
5.000%, 8/1/27§	550,000	550,344
Tribune Media Co. 5.875%, 7/15/22	888,000	912,420
Unitymedia GmbH 6.125%, 1/15/25§	1,050,000	1,110,375
UPC Holding BV 5.500%, 1/15/28§	625,000	603,906
UPCB Finance IV Ltd. 5.375%, 1/15/25§	150,000	151,031
Ziggo Bond Finance BV 6.000%, 1/15/27§	875,000	855,313
Ziggo Secured Finance BV 5.500%, 1/15/27§	1,310,000	1,300,175

		17,269,387

Multiline Retail (0.2%)
Cumberland Farms, Inc. 6.750%, 5/1/25§	131,000	138,860

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT HIGH YIELD BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

	Principal Amount	Value (Note 1)
Dollar Tree, Inc. 5.250%, 3/1/20	$240,000	$244,500

		383,360

Specialty Retail (0.7%)
L Brands, Inc. 6.750%, 7/1/36	175,000	174,125
Penske Automotive Group, Inc. 5.750%, 10/1/22	251,000	258,687
Staples, Inc. 8.500%, 9/15/25§	965,000	891,467

		1,324,279

Textiles, Apparel & Luxury Goods (0.0%)
Hanesbrands, Inc. 4.625%, 5/15/24§	75,000	76,594

Total Consumer Discretionary		30,154,375

Consumer Staples (5.5%)
Beverages (0.1%)
DS Services of America, Inc. 10.000%, 9/1/21§	260,000	273,000

Food & Staples Retailing (0.9%)
Fresh Market, Inc. (The) 9.750%, 5/1/23§	294,000	184,118
Rite Aid Corp. 9.250%, 3/15/20	313,000	316,913
6.750%, 6/15/21	460,000	455,975
6.125%, 4/1/23 (x)§	405,000	365,006
US Foods, Inc. 5.875%, 6/15/24§	475,000	497,859

		1,819,871

Food Products (2.5%)
B&G Foods, Inc. 4.625%, 6/1/21	500,000	506,250
Clearwater Seafoods, Inc. 6.875%, 5/1/25§	210,000	211,313
JBS Investments GmbH 7.750%, 10/28/20§	295,000	300,531
JBS USA LUX SA 8.250%, 2/1/20§	320,000	319,807
5.750%, 6/15/25§	549,000	533,215
Lamb Weston Holdings, Inc. 4.875%, 11/1/26§	198,000	207,405
Pilgrim’s Pride Corp. 5.875%, 9/30/27§	214,000	222,025
Pinnacle Foods Finance LLC 5.875%, 1/15/24	700,000	740,250
Post Holdings, Inc. 5.500%, 3/1/25§	300,000	310,125
5.000%, 8/15/26§	275,000	270,545
5.750%, 3/1/27§	397,000	403,203
5.625%, 1/15/28§	1,124,000	1,126,108

		5,150,777

Household Products (1.2%)
Central Garden & Pet Co. 5.125%, 2/1/28 (x)	130,000	129,675
HRG Group, Inc. 7.750%, 1/15/22	1,750,000	1,818,906
Spectrum Brands, Inc. 6.625%, 11/15/22	380,000	394,013

		2,342,594

Personal Products (0.6%)
Prestige Brands, Inc. 5.375%, 12/15/21§	1,000,000	1,018,750
6.375%, 3/1/24§	279,000	289,462

		1,308,212

Tobacco (0.2%)
Vector Group Ltd. 6.125%, 2/1/25§	300,000	310,500

Total Consumer Staples		11,204,954

Energy (10.0%)
Energy Equipment & Services (0.2%)
Precision Drilling Corp. 7.750%, 12/15/23	298,000	312,900

Oil, Gas & Consumable Fuels (9.8%)
American Midstream Partners LP 8.500%, 12/15/21§	712,000	728,465
Antero Midstream Partners LP 5.375%, 9/15/24	275,000	283,250
Antero Resources Corp. 5.375%, 11/1/21	350,000	358,750
5.125%, 12/1/22	600,000	612,750
5.625%, 6/1/23	297,000	308,880
Blue Racer Midstream LLC 6.125%, 11/15/22§	705,000	734,962
Callon Petroleum Co. 6.125%, 10/1/24	600,000	619,500
Calumet Specialty Products Partners LP 7.625%, 1/15/22	386,000	385,517
Carrizo Oil & Gas, Inc. 6.250%, 4/15/23 (x)	250,000	259,375
Crestwood Midstream Partners LP 6.250%, 4/1/23	340,000	352,818
5.750%, 4/1/25 (x)	210,000	216,300
CrownRock LP 5.625%, 10/15/25§	885,000	888,363
Delek Logistics Partners LP 6.750%, 5/15/25§	485,000	489,850
Endeavor Energy Resources LP 5.500%, 1/30/26§	235,000	239,112
Extraction Oil & Gas, Inc. 7.875%, 7/15/21§	650,000	689,000
7.375%, 5/15/24§	500,000	533,750
Genesis Energy LP 5.625%, 6/15/24	284,000	278,054
6.500%, 10/1/25	548,000	556,220
Gulfport Energy Corp. 6.000%, 10/15/24	550,000	550,000
6.375%, 5/15/25	375,000	376,875
6.375%, 1/15/26§	260,000	260,650
Hess Infrastructure Partners LP 5.625%, 2/15/26§	825,000	849,750
Holly Energy Partners LP 6.000%, 8/1/24§	584,000	609,550

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT HIGH YIELD BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

	Principal Amount	Value (Note 1)
Jonah Energy LLC 7.250%, 10/15/25§	$350,000	$352,205
MEG Energy Corp. 6.500%, 1/15/25 (x)§	162,000	159,975
Oasis Petroleum, Inc. 6.875%, 3/15/22 (x)	270,000	277,087
Parsley Energy LLC 6.250%, 6/1/24§	285,000	300,319
5.625%, 10/15/27§	442,000	450,840
PBF Holding Co. LLC 7.000%, 11/15/23	300,000	312,750
PBF Logistics LP 6.875%, 5/15/23§	205,000	212,175
6.875%, 5/15/23 (x)	613,000	634,455
PDC Energy, Inc. 6.125%, 9/15/24	100,000	103,630
5.750%, 5/15/26§	554,000	566,465
QEP Resources, Inc. 5.625%, 3/1/26	164,000	166,050
Range Resources Corp. 5.750%, 6/1/21	245,000	254,188
RSP Permian, Inc. 6.625%, 10/1/22	650,000	681,688
Sanchez Energy Corp. 6.125%, 1/15/23 (x)	496,000	419,120
SemGroup Corp. 5.625%, 7/15/22	305,000	301,187
5.625%, 11/15/23	255,000	249,263
SM Energy Co. 6.750%, 9/15/26	299,000	307,970
Southern Star Central Corp. 5.125%, 7/15/22§	315,000	330,005
Southwestern Energy Co. 7.750%, 10/1/27	220,000	234,300
SRC Energy, Inc. 6.250%, 12/1/25§	425,000	435,625
Summit Midstream Holdings LLC 5.500%, 8/15/22	358,000	358,000
Targa Resources Partners LP 6.750%, 3/15/24	270,000	288,900
Ultra Resources, Inc. 6.875%, 4/15/22§	675,000	676,688
Whiting Petroleum Corp. 5.000%, 3/15/19	223,000	228,686
6.625%, 1/15/26§	581,000	591,168

		20,074,480

Total Energy		20,387,380

Financials (8.1%)
Capital Markets (1.2%)
Drawbridge Special Opportunities Fund LP 5.000%, 8/1/21§	975,000	1,007,786
Eagle Holding Co. II LLC 7.625%, 5/15/22 PIK§	1,379,000	1,396,238

		2,404,024

Consumer Finance (0.9%)
Ally Financial, Inc. 4.625%, 5/19/22	262,000	273,462
Enova International, Inc. 9.750%, 6/1/21	155,000	163,234
8.500%, 9/1/24§	449,000	459,103
Lincoln Finance Ltd. 7.375%, 4/15/21§	575,000	600,875
TMX Finance LLC 8.500%, 9/15/18§	368,000	337,640

		1,834,314

Diversified Financial Services (0.9%)
ASP AMC Merger Sub, Inc. 8.000%, 5/15/25§	675,000	657,281
Jefferies LoanCore LLC 6.875%, 6/1/20§	450,000	463,500
Oxford Finance LLC 6.375%, 12/15/22§	800,000	826,000

		1,946,781

Insurance (4.2%)
Acrisure LLC 7.000%, 11/15/25§	1,575,000	1,517,985
Alliant Holdings Intermediate LLC 8.250%, 8/1/23§	1,450,000	1,529,750
AssuredPartners, Inc. 7.000%, 8/15/25§	1,175,000	1,169,125
Hub Holdings LLC 8.125%, 7/15/19 PIK§	500,000	498,750
HUB International Ltd. 7.875%, 10/1/21§	1,575,000	1,641,937
NFP Corp. 6.875%, 7/15/25§	1,425,000	1,435,688
USIS Merger Sub, Inc. 6.875%, 5/1/25§	729,000	736,290

		8,529,525

Thrifts & Mortgage Finance (0.9%)
Ladder Capital Finance Holdings LLLP 5.250%, 10/1/25§	675,000	670,815
Provident Funding Associates LP 6.375%, 6/15/25§	525,000	551,250
Stearns Holdings LLC 9.375%, 8/15/20§	672,000	697,200

		1,919,265

Total Financials		16,633,909

Health Care (10.4%)
Biotechnology (0.3%)
Sterigenics-Nordion Topco LLC 8.125%, 11/1/21 PIK§	630,000	638,663

Health Care Equipment & Supplies (0.4%)
Greatbatch Ltd. 9.125%, 11/1/23§	479,000	519,715
Sterigenics-Nordion Holdings LLC 6.500%, 5/15/23§	241,000	251,242

		770,957

Health Care Providers & Services (8.4%)
Acadia Healthcare Co., Inc. 5.125%, 7/1/22	700,000	708,750

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT HIGH YIELD BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

	Principal Amount	Value (Note 1)
Centene Corp. 6.125%, 2/15/24	$345,000	$367,425
DaVita, Inc. 5.750%, 8/15/22	750,000	772,972
5.125%, 7/15/24	850,000	864,875
Envision Healthcare Corp. 5.125%, 7/1/22§	600,000	585,000
5.625%, 7/15/22	621,000	627,210
6.250%, 12/1/24§	410,000	423,837
HCA, Inc. 7.500%, 2/15/22	555,000	625,069
7.690%, 6/15/25	254,000	284,162
5.875%, 2/15/26	245,000	258,322
4.500%, 2/15/27	362,000	364,715
HealthSouth Corp. 5.750%, 11/1/24	400,000	409,500
LifePoint Health, Inc. 5.500%, 12/1/21	362,000	369,692
MPH Acquisition Holdings LLC 7.125%, 6/1/24§	637,000	681,590
Polaris Intermediate Corp. 8.500%, 12/1/22 PIK§	546,000	565,110
RegionalCare Hospital Partners Holdings, Inc. 8.250%, 5/1/23§	2,060,000	2,181,025
Select Medical Corp. 6.375%, 6/1/21	650,000	666,250
Surgery Center Holdings, Inc. 8.875%, 4/15/21§	1,287,000	1,335,263
6.750%, 7/1/25§	252,000	238,140
Team Health Holdings, Inc. 6.375%, 2/1/25 (x)§	1,683,000	1,502,078
Tenet Healthcare Corp. 7.500%, 1/1/22§	835,000	878,837
6.750%, 6/15/23 (x)	150,000	145,500
4.625%, 7/15/24§	400,000	390,000
5.125%, 5/1/25 (x)§	843,000	828,248
7.000%, 8/1/25 (x)§	495,000	471,488
WellCare Health Plans, Inc. 5.250%, 4/1/25	270,000	285,525
West Street Merger Sub, Inc. 6.375%, 9/1/25§	310,000	311,163

		17,141,746

Health Care Technology (0.2%)
Quintiles IMS, Inc. 4.875%, 5/15/23§	459,000	475,639

Pharmaceuticals (1.1%)
Endo Finance LLC 7.250%, 1/15/22§	371,000	323,697
inVentiv Group Holdings, Inc. 7.500%, 10/1/24§	393,000	424,440
Valeant Pharmaceuticals International, Inc. 7.500%, 7/15/21§	298,000	304,705
6.125%, 4/15/25§	595,000	544,425
5.500%, 11/1/25§	374,000	381,480
9.000%, 12/15/25§	325,000	338,715

		2,317,462

Total Health Care		21,344,467

Industrials (10.2%)
Aerospace & Defense (1.8%)
Bombardier, Inc. 7.500%, 12/1/24§	337,000	341,213
Spirit AeroSystems, Inc. 5.250%, 3/15/22	328,000	337,410
TransDigm, Inc. 5.500%, 10/15/20	298,000	301,352
6.000%, 7/15/22	978,000	996,338
6.500%, 5/15/25	500,000	510,650
6.375%, 6/15/26 (x)	725,000	732,250
Triumph Group, Inc. 7.750%, 8/15/25§	334,000	355,710

		3,574,923

Airlines (0.4%)
Intrepid Aviation Group Holdings LLC 6.875%, 2/15/19§	918,000	908,820

Building Products (1.1%)
Reliance Intermediate Holdings LP 6.500%, 4/1/23§	750,000	793,125
Standard Industries, Inc. 5.500%, 2/15/23§	660,000	686,812
6.000%, 10/15/25§	220,000	234,850
Summit Materials LLC 6.125%, 7/15/23	504,000	524,160

		2,238,947

Commercial Services & Supplies (2.5%)
ACCO Brands Corp. 5.250%, 12/15/24§	340,000	349,775
APX Group, Inc. 8.875%, 12/1/22 (b)§	328,000	352,190
Covanta Holding Corp. 6.375%, 10/1/22	273,000	279,484
5.875%, 7/1/25	136,000	136,680
KAR Auction Services, Inc. 5.125%, 6/1/25§	300,000	307,125
Matthews International Corp. 5.250%, 12/1/25§	238,000	240,380
Multi-Color Corp. 6.125%, 12/1/22§	369,000	385,144
4.875%, 11/1/25§	189,000	189,709
Nielsen Co. Luxembourg SARL (The) 5.500%, 10/1/21§	200,000	205,500
Nielsen Finance LLC 5.000%, 4/15/22§	1,114,000	1,143,242
Prime Security Services Borrower LLC 9.250%, 5/15/23§	1,360,000	1,506,200

		5,095,429

Construction & Engineering (0.7%)
AECOM 5.750%, 10/15/22	1,132,000	1,180,110
AECOM Global II LLC 5.000%, 4/1/22	265,000	272,122

		1,452,232

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT HIGH YIELD BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

	Principal Amount	Value (Note 1)
Machinery (0.9%)
Novelis Corp. 6.250%, 8/15/24§	$250,000	$261,250
5.875%, 9/30/26§	513,000	525,825
Shape Technologies Group, Inc. 7.625%, 2/1/20§	364,000	371,735
Welbilt, Inc. 9.500%, 2/15/24	657,000	744,874

		1,903,684

Professional Services (0.5%)
Jaguar Holding Co. II 6.375%, 8/1/23§	1,107,000	1,120,837

Road & Rail (2.3%)
DAE Funding LLC 4.500%, 8/1/22§	300,000	294,375
5.000%, 8/1/24§	1,308,000	1,284,456
Kenan Advantage Group, Inc. (The) 7.875%, 7/31/23§	957,000	988,103
Neovia Logistics Services LLC 8.875%, 8/1/20§	681,000	561,825
Park Aerospace Holdings Ltd. 5.250%, 8/15/22§	475,000	472,625
5.500%, 2/15/24§	539,000	536,305
Watco Cos. LLC 6.375%, 4/1/23§	455,000	470,356

		4,608,045

Total Industrials		20,902,917

Information Technology (11.0%)
Communications Equipment (1.2%)
Aegis Merger Sub, Inc. 10.250%, 2/15/23§	275,000	298,677
CommScope Technologies LLC 6.000%, 6/15/25§	1,115,000	1,183,294
ViaSat, Inc. 5.625%, 9/15/25§	1,025,000	1,032,688

		2,514,659

Electronic Equipment, Instruments & Components (0.1%)
Itron, Inc. 5.000%, 1/15/26§	99,000	99,248

Internet Software & Services (1.3%)
GTT Communications, Inc. 7.875%, 12/31/24§	388,000	410,310
Match Group, Inc. 6.375%, 6/1/24	240,000	260,100
5.000%, 12/15/27§	230,000	233,174
Rackspace Hosting, Inc. 8.625%, 11/15/24 (x)§	538,000	574,315
Zayo Group LLC 6.000%, 4/1/23	846,000	881,193
5.750%, 1/15/27§	349,000	357,289

		2,716,381

IT Services (1.8%)
Alliance Data Systems Corp. 6.375%, 4/1/20§	650,000	654,062
5.875%, 11/1/21§	300,000	306,750
5.375%, 8/1/22§	1,355,000	1,361,775
Exela Intermediate LLC 10.000%, 7/15/23§	430,000	418,175
First Data Corp. 7.000%, 12/1/23§	477,000	505,024
Gartner, Inc. 5.125%, 4/1/25§	179,000	187,055
Unisys Corp. 10.750%, 4/15/22§	250,000	279,375

		3,712,216

Semiconductors & Semiconductor Equipment (0.4%)
NXP BV 3.875%, 9/1/22§	250,000	252,813
4.625%, 6/1/23§	546,000	571,252

		824,065

Software (5.4%)
Ascend Learning LLC 6.875%, 8/1/25§	553,000	570,281
BMC Software, Inc. 7.250%, 6/1/18	117,000	118,462
Boxer Parent Co., Inc. 9.000%, 10/15/19 PIK§	481,000	481,962
Change Healthcare Holdings LLC 5.750%, 3/1/25§	975,000	976,219
CURO Financial Technologies Corp. 12.000%, 3/1/22§	820,000	899,730
Genesys Telecommunications Laboratories, Inc. 10.000%, 11/30/24§	1,075,000	1,171,750
HNA Ecotech Panorama Cayman Co. Ltd. 8.000%, 4/15/21§	335,000	353,425
Infor US, Inc. 6.500%, 5/15/22	1,300,000	1,345,500
Informatica LLC 7.125%, 7/15/23§	1,070,000	1,098,088
PTC, Inc. 6.000%, 5/15/24	500,000	530,000
Solera LLC 10.500%, 3/1/24§	328,000	369,615
Sophia LP 9.000%, 9/30/23 (x)§	1,901,000	2,005,555
SS&C Technologies Holdings, Inc. 5.875%, 7/15/23	950,000	1,002,250

		10,922,837

Technology Hardware, Storage & Peripherals (0.8%)
Dell International LLC 5.875%, 6/15/21§	788,000	817,550
7.125%, 6/15/24 (x)§	288,000	314,467
Everi Payments, Inc. 7.500%, 12/15/25§	251,000	248,177
NCR Corp. 4.625%, 2/15/21	210,000	211,312
5.875%, 12/15/21	127,000	130,334

		1,721,840

Total Information Technology		22,511,246

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT HIGH YIELD BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

	Principal Amount	Value (Note 1)
Materials (3.8%)
Chemicals (1.7%)
Blue Cube Spinco, Inc. 10.000%, 10/15/25	$232,000	$278,400
Huntsman International LLC 4.875%, 11/15/20	284,000	296,070
INEOS Group Holdings SA 5.625%, 8/1/24 (x)§	280,000	291,200
Koppers, Inc. 6.000%, 2/15/25§	283,000	300,687
NOVA Chemicals Corp. 4.875%, 6/1/24§	265,000	264,669
Nufarm Australia Ltd. 6.375%, 10/15/19§	728,000	740,740
PQ Corp. 6.750%, 11/15/22§	233,000	249,310
5.750%, 12/15/25§	261,000	265,404
Rayonier AM Products, Inc. 5.500%, 6/1/24 (x)§	730,000	727,263

		3,413,743

Containers & Packaging (1.4%)
Berry Global, Inc. 5.500%, 5/15/22	222,000	228,382
6.000%, 10/15/22	250,000	261,875
5.125%, 7/15/23	357,000	371,280
BWAY Holding Co. 5.500%, 4/15/24§	305,000	317,962
7.250%, 4/15/25§	785,000	810,513
Reynolds Group Issuer, Inc. 5.750%, 10/15/20	273,288	277,559
5.125%, 7/15/23§	625,000	646,875

		2,914,446

Metals & Mining (0.7%)
Aleris International, Inc. 7.875%, 11/1/20	314,000	310,860
9.500%, 4/1/21§	700,000	738,938
ArcelorMittal 7.500%, 10/15/39	254,000	324,961
SunCoke Energy, Inc. 7.625%, 8/1/19	37,000	37,046

		1,411,805

Total Materials		7,739,994

Real Estate (1.0%)
Equity Real Estate Investment Trusts (REITs) (0.6%)
Equinix, Inc. (REIT) 5.375%, 4/1/23	300,000	310,200
5.875%, 1/15/26	250,000	268,437
ESH Hospitality, Inc. (REIT) 5.250%, 5/1/25§	175,000	176,750
Iron Mountain, Inc. (REIT) 5.250%, 3/15/28§	150,000	149,445
SBA Communications Corp. (REIT) 4.875%, 9/1/24	255,000	262,013

		1,166,845

Real Estate Management & Development (0.4%)
Greystar Real Estate Partners LLC 5.750%, 12/1/25§	362,000	372,860
Howard Hughes Corp. (The) 5.375%, 3/15/25§	518,000	530,626

		903,486

Total Real Estate		2,070,331

Telecommunication Services (8.9%)
Diversified Telecommunication Services (5.5%)
CCO Holdings LLC 5.250%, 3/15/21	275,000	279,641
5.250%, 9/30/22	277,000	283,232
5.125%, 5/1/23§	1,580,000	1,611,600
5.875%, 4/1/24§	375,000	390,938
5.750%, 2/15/26§	360,000	373,968
5.875%, 5/1/27§	700,000	720,160
CenturyLink, Inc. Series G 6.875%, 1/15/28 (x)	255,000	230,775
Series V 5.625%, 4/1/20 (x)	300,000	302,250
Series W 6.750%, 12/1/23 (x)	270,000	263,925
Cincinnati Bell, Inc. 7.000%, 7/15/24§	487,000	483,347
Intelsat Jackson Holdings SA 7.250%, 10/15/20	710,000	663,850
Intelsat Luxembourg SA 8.125%, 6/1/23	445,000	230,610
Level 3 Financing, Inc. 5.375%, 8/15/22	789,000	799,099
5.125%, 5/1/23	350,000	350,000
SFR Group SA 6.000%, 5/15/22 (x)§	1,425,000	1,447,266
7.375%, 5/1/26§	725,000	746,750
Sprint Capital Corp. 6.900%, 5/1/19	175,000	183,750
6.875%, 11/15/28	250,000	251,250
8.750%, 3/15/32	442,000	503,880
Virgin Media Finance plc 6.000%, 10/15/24§	600,000	615,750
Windstream Services LLC 7.750%, 10/15/20	119,000	100,555
8.625%, 10/31/25§	380,000	367,175

		11,199,771

Wireless Telecommunication Services (3.4%)
Digicel Group Ltd. 8.250%, 9/30/20§	612,000	602,055
Digicel Ltd. 6.000%, 4/15/21§	720,000	708,300
6.750%, 3/1/23§	255,000	250,856
Hughes Satellite Systems Corp. 6.500%, 6/15/19	490,000	512,050
7.625%, 6/15/21	350,000	386,094
Sprint Communications, Inc. 7.000%, 8/15/20	135,000	143,100
6.000%, 11/15/22	250,000	249,531
Sprint Corp. 7.875%, 9/15/23	785,000	836,025
7.125%, 6/15/24	1,445,000	1,470,287
T-Mobile USA, Inc. 6.000%, 3/1/23	967,000	1,011,289
6.375%, 3/1/25	225,000	240,480
5.375%, 4/15/27	260,000	276,900

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT HIGH YIELD BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

	Principal Amount	Value (Note 1)
Wind Tre SpA 5.000%, 1/20/26§	$225,000	$215,438

		6,902,405

Total Telecommunication Services		18,102,176

Utilities (0.5%)
Independent Power and Renewable Electricity Producers (0.4%)
Calpine Corp. 5.750%, 1/15/25 (x)	380,000	359,100
NRG Energy, Inc. 6.250%, 7/15/22	200,000	208,000
Talen Energy Supply LLC 4.600%, 12/15/21 (x)	252,000	231,840

		798,940

Water Utilities (0.1%)
Core & Main LP 6.125%, 8/15/25§	241,000	244,012

Total Utilities		1,042,952

Total Corporate Bonds		172,094,701

Loan Participation (0.7%)
Information Technology (0.7%)
Internet Software & Services (0.7%)
Asurion Term Loan (ICE LIBOR USD 1 Month + 6.00%), 7.569%, 8/4/25 (k)	1,300,000	1,335,208

Total Loan Participation		1,335,208

Total Long-Term Debt Securities (84.9%) (Cost $171,338,211)		173,429,909

	Number of Shares	Value (Note 1)
EXCHANGE TRADED FUNDS (ETF):
iShares iBoxx $ High Yield Corporate Bond ETF (x)	121,550	10,606,453
SPDR Bloomberg Barclays High Yield Bond ETF (x)	289,005	10,612,265

Total Exchange Traded Funds (10.4%) (Cost $21,452,044)		21,218,718

SHORT-TERM INVESTMENTS:
Investment Company (0.9%)
JPMorgan Prime Money Market Fund, IM Shares	1,878,615	1,878,802

	Principal Amount	Value (Note 1)
Repurchase Agreements (13.8%)
Bank of Nova Scotia, 1.35%, dated 12/29/17, due 1/2/18, repurchase price $750,113, collateralized by various U.S. Government Treasury Securities, ranging from 3.625%-3.875%, maturing 4/15/29-8/15/43; total market value $765,001. (xx)	750,000	750,000
Bank of Nova Scotia (The), 1.39%, dated 12/29/17, due 1/2/18, repurchase price $250,039, collateralized by various U.S. Government Treasury Securities, ranging from 0.000%-3.750%, maturing 1/11/18-2/15/47; total market value $255,210. (xx)	250,000	250,000
Bank of Nova Scotia (The), 1.39%, dated 12/29/17, due 1/2/18, repurchase price $3,000,463, collateralized by various U.S. Government Treasury Securities, ranging from 0.000%-3.750%, maturing 1/11/18-2/15/47; total market value $3,062,517. (xx)	3,000,000	3,000,000
Bank of Nova Scotia (The), 1.39%, dated 12/29/17, due 1/2/18, repurchase price $800,124, collateralized by various U.S. Government Treasury Securities, ranging from 0.000%-3.750%, maturing 1/11/18-2/15/47; total market value $816,671. (xx)	800,000	800,000
Citigroup Global Markets Ltd., 1.40%, dated 12/29/17, due 1/2/18, repurchase price $1,700,264, collateralized by various Foreign Government Agency Securities, ranging from 1.625%-2.500%, maturing 3/16/21-7/29/25, U.S. Government Treasury Securities, ranging from 0.875%-7.250%, maturing from 8/15/20-2/15/47; total market value $1,734,000. (xx)	1,700,000	1,700,000
Citigroup Global Markets, Inc., 1.60%, dated 12/29/17, due 1/2/18, repurchase price $2,000,356, collateralized by various Common Stocks; total market value $2,200,001. (xx)	2,000,000	2,000,000
Deutsche Bank AG, 1.81%, dated 12/29/17, due 1/2/18, repurchase price $2,500,503, collateralized by various Common Stocks, U.S. Government Treasury Securities, ranging from 1.875%-2.250%, maturing 4/30/22-8/15/46; total market value $2,780,553. (xx)	2,500,000	2,500,000

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT HIGH YIELD BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

	Principal Amount	Value (Note 1)
Deutsche Bank AG, 1.81%, dated 12/29/17, due 1/2/18, repurchase price $1,400,282, collateralized by various Common Stocks, U.S. Government Treasury Securities, ranging from 1.875%-2.250%, maturing 4/30/22-8/15/46; total market value $1,557,110. (xx)	$1,400,000	$1,400,000
Deutsche Bank AG, 1.81%, dated 12/29/17, due 1/2/18, repurchase price $2,100,422, collateralized by various Common Stocks, U.S. Government Treasury Securities, ranging from 1.875%-2.250%, maturing 4/30/22-8/15/46; total market value $2,335,665. (xx)	2,100,000	2,100,000
Deutsche Bank AG, 1.55%, dated 12/29/17, due 1/2/18, repurchase price $1,900,327, collateralized by various Corporate Bonds, ranging from 1.750%-1.875%, maturing 9/5/19-4/14/22, Foreign Government Agency Securities, ranging from 1.875%-2.000%, maturing 3/15/19-5/2/25; total market value $1,938,001. (xx)	1,900,000	1,900,000
Deutsche Bank AG, 1.81%, dated 12/29/17, due 1/2/18, repurchase price $700,141, collateralized by various Common Stocks, U.S. Government Treasury Securities, ranging from 1.875%-2.250%, maturing 4/30/22-8/15/46; total market value $778,555. (xx)	700,000	700,000
Macquarie Bank Ltd., 1.42%, dated 12/29/17, due 1/2/18, repurchase price $1,000,158, collateralized by various U.S. Government Treasury Securities, ranging from 0.000%-3.750%, maturing 1/4/18-11/15/47; total market value $1,020,450. (xx)	1,000,000	1,000,000
NBC Global Finance Ltd., 1.59%, dated 12/29/17, due 1/2/18, repurchase price $2,100,371, collateralized by various Common Stocks; total market value $2,336,096. (xx)	2,100,000	2,100,000
NBC Global Finance Ltd., 1.59%, dated 12/29/17, due 1/2/18, repurchase price $2,300,406, collateralized by various Common Stocks; total market value $2,558,581. (xx)	2,300,000	2,300,000
NBC Global Finance Ltd., 1.59%, dated 12/29/17, due 1/2/18, repurchase price $2,300,406, collateralized by various Common Stocks; total market value $2,558,581. (xx)	2,300,000	2,300,000
Nomura Securities Co. Ltd., 1.40%, dated 12/29/17, due 1/2/18, repurchase price $2,000,311, collateralized by various U.S. Government Treasury Securities, ranging from 0.000%-2.000%, maturing 1/4/18-2/15/42; total market value $2,040,001. (xx)	2,000,000	2,000,000
RBS Securities, Inc., 1.37%, dated 12/29/17, due 1/2/18, repurchase price $1,357,232, collateralized by various U.S. Government Treasury Securities, ranging from 1.750%-1.875%, maturing 2/28/22-9/30/22; total market value $1,384,175. (xx)	1,357,026	1,357,026

Total Repurchase Agreements		28,157,026

Total Short-Term Investments (14.7%) (Cost $30,036,227)		30,035,828

Total Investments in Securities (110.0%) (Cost $222,826,482)		224,684,455
Other Assets Less Liabilities (-10.0%)		(20,346,835)

Net Assets (100%)		$204,337,620

§	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold to qualified institutional buyers. At December 31, 2017, the market value of these securities amounted to $115,741,660 or 56.6% of net assets. Securities denoted with “§” but without “b” have been determined to be liquid under the guidelines established by the Board of Trustees. To the extent any securities might provide a right to demand registration, such rights have not been relied upon when determining liquidity.
(b)	Rule 144A Illiquid Security. At December 31, 2017, the market value of these securities amounted to $352,190 or 0.2% of net assets.
(k)	Variable or floating rate security, linked to the referenced benchmark. The interest rate shown was the current rate as of December 31, 2017.
(x)	All or a portion of security is on loan at December 31, 2017.
(xx)	At December 31, 2017, the Portfolio had loaned securities with a total value of $27,585,629. This was secured by cash collateral of $28,157,026 which was subsequently invested in joint repurchase agreements with a total value of $28,157,026, as detailed in the Notes to the Financial Statements, for which the Portfolio has a proportionate interest as reported in the Portfolio of Investments as Repurchase Agreements.

Glossary:
ICE	—	IntercontinentalExchange
LIBOR	—	LondonInterbank Offered Rate
PIK	—	Payment-inKind Security
USD	—	UnitedStates Dollar

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT HIGH YIELD BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2017:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Corporate Bonds
Consumer Discretionary	$—	$30,154,375	$—	$30,154,375
Consumer Staples	—	11,204,954	—	11,204,954
Energy	—	20,387,380	—	20,387,380
Financials	—	16,633,909	—	16,633,909
Health Care	—	21,344,467	—	21,344,467
Industrials	—	20,902,917	—	20,902,917
Information Technology	—	22,511,246	—	22,511,246
Materials	—	7,739,994	—	7,739,994
Real Estate	—	2,070,331	—	2,070,331
Telecommunication Services	—	18,102,176	—	18,102,176
Utilities	—	1,042,952	—	1,042,952
Exchange Traded Funds	21,218,718	—	—	21,218,718
Loan Participations
Information Technology	—	1,335,208	—	1,335,208
Short-Term Investments
Investment Company	1,878,802	—	—	1,878,802
Repurchase Agreements	—	28,157,026	—	28,157,026

Total Assets	$23,097,520	$201,586,935	$—	$224,684,455

Total Liabilities	$—	$—	$—	$—

Total	$23,097,520	$201,586,935	$—	$224,684,455

There were no transfers between Levels 1, 2 or 3 during the year ended December 31, 2017.

The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2017:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instrument^	Forward Foreign Currency Contracts
Foreign exchange contracts	$3,797

Amount of Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instrument^	Forward Foreign Currency Contracts
Foreign exchange contracts	$(3,797)

^ This Portfolio held forward foreign currency contracts for hedging.

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT HIGH YIELD BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

The Portfolio held forward foreign currency contracts with an average settlement value of approximately $850,000 for three months during the year ended December 31, 2017.

Investment security transactions for the year ended December 31, 2017 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$128,322,071
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$112,247,500

As of December 31, 2017, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments in securities and derivative instruments, if applicable, for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$3,507,361
Aggregate gross unrealized depreciation	(1,834,227)

Net unrealized appreciation	$1,673,134

Federal income tax cost of investments in securities and derivative instruments, if applicable	$223,011,321

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT HIGH YIELD BOND PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2017

ASSETS
Investments in Securities, at value (x):
Unaffiliated Issuers (Cost $194,669,456)	$196,527,429
Repurchase Agreements (Cost $28,157,026)	28,157,026
Cash	5,259,918
Foreign cash (Cost $2,306)	2,141
Dividends, interest and other receivables	2,882,684
Receivable for securities sold	98,378
Receivable from Separate Accounts for Portfolio shares sold	13,689
Securities lending income receivable	12,620
Other assets	823

Total assets	232,954,708

LIABILITIES
Payable for return of collateral on securities loaned	28,157,026
Payable for securities purchased	174,781
Investment management fees payable	109,250
Payable to Separate Accounts for Portfolio shares redeemed	64,181
Administrative fees payable	20,933
Distribution fees payable – Class IB	5,554
Trustees’ fees payable	263
Accrued expenses	85,100

Total liabilities	28,617,088

NET ASSETS	$204,337,620

Net assets were comprised of:
Paid in capital	$211,834,549
Accumulated undistributed net investment income (loss)	—
Accumulated undistributed net realized gain (loss)	(9,354,737)
Net unrealized appreciation (depreciation)	1,857,808

Net assets	$204,337,620

Class IB
Net asset value, offering and redemption price per share, $26,553,392 / 2,745,398 shares outstanding (unlimited amount authorized: $0.01 par value)	$9.67

Class K
Net asset value, offering and redemption price per share, $177,784,228 / 18,395,507 shares outstanding (unlimited amount authorized: $0.01 par value)	$9.66

(x)	Includes value of securities on loan of $27,585,629.

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2017

INVESTMENT INCOME
Interest	$10,268,314
Dividends	1,133,550
Securities lending (net)	176,982

Total income	11,578,846

EXPENSES
Investment management fees	1,157,059
Administrative fees	237,580
Custodian fees	89,000
Professional fees	66,152
Distribution fees – Class IB	57,548
Printing and mailing expenses	17,808
Trustees’ fees	4,477
Miscellaneous	22,402

Gross expenses	1,652,026
Less: Waiver from investment manager	(51,681)

Net expenses	1,600,345

NET INVESTMENT INCOME (LOSS)	9,978,501

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Investments in securities	866,891
Forward foreign currency contracts	3,797
Foreign currency transactions	(6,887)

Net realized gain (loss)	863,801

Change in unrealized appreciation (depreciation) on:
Investments in securities	1,603,559
Forward foreign currency contracts	(3,797)
Foreign currency translations	134

Net change in unrealized appreciation (depreciation)	1,599,896

NET REALIZED AND UNREALIZED GAIN (LOSS)	2,463,697

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$12,442,198

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT HIGH YIELD BOND PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2017	2016
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$9,978,501	$9,657,432
Net realized gain (loss)	863,801	(4,633,178)
Net change in unrealized appreciation (depreciation)	1,599,896	14,096,255

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	12,442,198	19,120,509

DIVIDENDS:
Dividends from net investment income
Class IB	(1,224,693)	(962,754)
Class K	(8,777,458)	(8,725,372)

TOTAL DIVIDENDS	(10,002,151)	(9,688,126)

CAPITAL SHARES TRANSACTIONS:
Class IB
Capital shares sold [ 885,382 and 969,757 shares, respectively ]	8,762,142	9,207,198
Capital shares issued in reinvestment of dividends [ 126,957 and 101,811 shares, respectively ]	1,224,693	962,754
Capital shares repurchased [ (319,015) and (489,345) shares, respectively ]	(3,153,699)	(4,633,502)

Total Class IB transactions	6,833,136	5,536,450

Class K
Capital shares sold [ 1,521,600 and 2,142,320 shares, respectively ]	15,211,532	19,895,567
Capital shares issued in reinvestment of dividends [ 910,711 and 923,522 shares, respectively ]	8,777,458	8,725,372
Capital shares repurchased [ (1,388,656) and (621,198) shares, respectively ]	(13,703,010)	(5,889,346)

Total Class K transactions	10,285,980	22,731,593

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	17,119,116	28,268,043

TOTAL INCREASE (DECREASE) IN NET ASSETS	19,559,163	37,700,426
NET ASSETS:
Beginning of year	184,778,457	147,078,031

End of year (a)	$204,337,620	$184,778,457

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$—	$(3,797)

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT HIGH YIELD BOND PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,				February 8, 2013* to December 31, 2013
Class IB	2017	2016	2015	2014
Net asset value, beginning of period	$9.53	$8.99	$9.87	$10.10	$10.00

Income (loss) from investment operations:
Net investment income (loss) (e)	0.49	0.52	0.56	0.55	0.52
Net realized and unrealized gain (loss)	0.12	0.53	(0.86)	(0.37)	0.11

Total from investment operations	0.61	1.05	(0.30)	0.18	0.63

Less distributions:
Dividends from net investment income	(0.47)	(0.51)	(0.58)	(0.41)	(0.51)
Distributions from net realized gains	—	—	—	— #	(0.02)

Total dividends and distributions	(0.47)	(0.51)	(0.58)	(0.41)	(0.53)

Net asset value, end of period	$9.67	$9.53	$8.99	$9.87	$10.10

Total return (b)	6.46%	11.67%	(3.02)%	1.86%	6.38%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$26,553	$19,555	$13,208	$33,545	$27,055
Ratio of expenses to average net assets:
After waivers (a)(f)	1.05%	1.07%	1.08%	1.18%	1.20%
Before waivers (a)(f)	1.08%	1.09%	1.09%	1.18%	1.32%
Ratio of net investment income (loss) to average net assets:
After waivers (a)(f)	4.95%	5.49%	5.58%	5.30%	5.69	%(l)
Before waivers (a)(f)	4.93%	5.47%	5.58%	5.30%	5.57	%(l)
Portfolio turnover rate (z)^	61%	72%	98%	75%	84%

	Year Ended December 31,				February 8, 2013* to December 31, 2013
Class K	2017	2016	2015	2014
Net asset value, beginning of period	$9.52	$8.98	$9.87	$10.10	$10.00

Income (loss) from investment operations:
Net investment income (loss) (e)	0.52	0.54	0.59	0.58	0.55
Net realized and unrealized gain (loss)	0.12	0.53	(0.88)	(0.37)	0.11

Total from investment operations	0.64	1.07	(0.29)	0.21	0.66

Less distributions:
Dividends from net investment income	(0.50)	(0.53)	(0.60)	(0.44)	(0.54)
Distributions from net realized gains	—	—	—	— #	(0.02)

Total dividends and distributions	(0.50)	(0.53)	(0.60)	(0.44)	(0.56)

Net asset value, end of period	$9.66	$9.52	$8.98	$9.87	$10.10

Total return (b)	6.73%	11.97%	(2.87)%	2.13%	6.62%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$177,784	$165,224	$133,870	$150,201	$34,974
Ratio of expenses to average net assets:
After waivers (a)(f)	0.80%	0.82%	0.84%	0.92%	0.95%
Before waivers (a)(f)	0.83%	0.84%	0.85%	0.92%	1.07%
Ratio of net investment income (loss) to average net assets:
After waivers (a)(f)	5.20%	5.74%	5.86%	5.55%	5.95	%(l)
Before waivers (a)(f)	5.18%	5.73%	5.86%	5.55%	5.83	%(l)
Portfolio turnover rate (z)^	61%	72%	98%	75%	84%

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT HIGH YIELD BOND PORTFOLIO

FINANCIAL HIGHLIGHTS (Continued)

*	Commencement of Operations.
#	Per share amount is less than $0.005.
^	Portfolio turnover rate excludes derivatives, if any.
(a)	Ratios for periods less than one year are annualized. Certain non-recurring expenses incurred by the Portfolio are not annualized for periods less than one year.
(b)	Total returns for periods less than one year are not annualized.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.
(l)	The annualized ratio of net investment income to average net assets may not be indicative of operating results for a full year.
(z)	Portfolio turnover rate for periods less than one year is not annualized.

See Notes to Financial Statements.

1290 VT MICRO CAP PORTFOLIO (Unaudited)

INVESTMENT MANAGER

➢	AXA Equitable Funds Management Group, LLC

INVESTMENT SUB-ADVISERS

➢	BlackRock Investment Management, LLC

➢	Lord, Abbett & Co. LLC

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/17
	1 Year	Since Incept.
Portfolio – Class IB Shares*,**	25.59%	9.74%
Portfolio – Class K Shares*	25.90	9.94
Russell Microcap® Index	13.17	8.66

*  Date of inception 4/21/14.

** The returns of Class IB were calculated using the returns of Class K, adjusted for expenses for the period from April 14, 2015 through April 30, 2015.

    Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned 25.59% for the year ended December 31, 2017. This compares to the Portfolio’s benchmark, the Russell Microcap® Index, which returned 13.17% over the same period.

Portfolio Highlights

What helped performance during the year:

•

The health care sector was the largest contributor to relative performance during the performance period. Within this sector, holding Blueprint Medicines Corp., a biotech firm focused on research and development of pharmaceutical products, bolstered performance. Shares of Blueprint Medicines appreciated after new phase 1 data for its BLU-554 therapy was released. BLU-554, which treats liver cancer, produced favorable objective response rates during testing. Another contributor within this sector was the position in Foundation Medicine, Inc., a molecular information company. Shares of Foundation Medicine surged as it received joint approval from the Federal Drug Administration and the Center for Medicare and Medicaid Services for Foundation One, a genomic cancer profiling test.

•

Security selection in the information technology sector also contributed to performance during the performance period. Within this sector, the position in Control4 Corp., a home automation solutions firm, contributed most. Shares of Control4 continued to benefit from the successful execution of its acquisition of Triad, a leader in audio solutions. Within this sector the position in Appian Corp., a provider of business process management solutions, contributed. Improved growth in new customer adoption of their rapid application development software-as-a-service helped move shares higher.

What hurt performance during the year:

•

Security selection in the financials sector detracted most from performance relative to the benchmark during the performance period. Within this sector holdings of Greenhill & Co., Inc., an independent investment bank, detracted. The share price underperformed as company-specific execution missteps and employee turnover offset strong merger & acquisition market trends. Within this sector, holdings of WisdomTree Investments, Inc., an asset manager focused on exchange traded products, detracted. WisdomTree fell precipitously as higher-than-expected compensation expense, pessimism around the company’s international business, and increasing industry pressure on fees weighed on the stock.

•	An underweight relative to the benchmark within the telecommunication services sector also detracted from relative performance during the performance period.

Portfolio Positioning and Outlook — Lord Abbett and Co. LLC

We are confident in our belief that segments of the U.S. economy that are in the midst of secular bull markets — such as e-commerce, biotechnology, and cloud software — will lead global equity returns for the next decade. We remain active both in researching these companies and in determining optimal weightings, taking into account fundamental and technical factors. We are focused on identifying companies that we believe have sound business models, favorable industry conditions, competitive advantages, and competent management teams, and we continue to assess market sentiment and momentum factors to balance risk and opportunity.

1290 VT MICRO CAP PORTFOLIO (Unaudited)

Sector Weightings as of December 31, 2017	% of Net Assets
Health Care	26.8%
Information Technology	18.3
Financials	16.7
Repurchase Agreements	13.5
Consumer Discretionary	13.3
Industrials	11.0
Energy	3.9
Consumer Staples	2.8
Materials	2.7
Real Estate	1.8
Utilities	0.5
Telecommunication Services	0.4
Cash and Other	(11.7)

100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees (in the case of Class IB shares of the Portfolio), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2017 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/17	Ending Account Value 12/31/17	Expenses Paid During Period* 7/1/17 - 12/31/17
Class IB
Actual	$1,000.00	$1,131.40	$6.18
Hypothetical (5% average annual return before expenses)	1,000.00	1,019.41	5.85
Class K
Actual	1,000.00	1,132.49	4.84
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.67	4.58

*  Expenses are equal to the Portfolio’s Class IB and Class K shares annualized expense ratios of 1.15% and 0.90%, respectively, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

EQ ADVISORS TRUST

1290 VT MICRO CAP PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2017

	Number of Shares	Value (Note 1)
COMMON STOCKS:
Consumer Discretionary (13.3%)
Auto Components (0.5%)
Clean Diesel Technologies, Inc. (x)*	1,725	$2,708
Horizon Global Corp.*	4,296	60,230
Modine Manufacturing Co.*	8,634	174,408
Motorcar Parts of America, Inc.*	3,270	81,717
Shiloh Industries, Inc.*	2,472	20,270
Stoneridge, Inc.*	4,650	106,300
Strattec Security Corp.	625	27,219
Superior Industries International, Inc.	4,311	64,018
Tower International, Inc.	3,413	104,267
Unique Fabricating, Inc. (x)	1,165	8,644
Workhorse Group, Inc. (x)*	5,383	13,780

		663,561

Automobiles (0.2%)
Winnebago Industries, Inc.	5,479	304,632

Distributors (0.1%)
AMCON Distributing Co.	60	5,391
Educational Development Corp.*	539	10,214
Funko, Inc., Class A*	1,795	11,937
VOXX International Corp.*	3,536	19,802
Weyco Group, Inc.	1,050	31,205

		78,549

Diversified Consumer Services (1.9%)
American Public Education, Inc.*	2,774	69,489
Ascent Capital Group, Inc., Class A*	1,921	22,072
Bridgepoint Education, Inc.*	3,226	26,776
Cambium Learning Group, Inc.*	2,496	14,177
Career Education Corp.*	11,805	142,604
Carriage Services, Inc.	2,535	65,175
Chegg, Inc.*	86,908	1,418,338
Collectors Universe, Inc.	1,292	37,003
K12, Inc.*	6,648	105,703
Liberty Tax, Inc.	1,157	12,727
Lincoln Educational Services Corp.*	4,132	8,347
National American University Holdings, Inc. (x)	1,544	2,162
Regis Corp.*	6,199	95,217
RISE Education Cayman Ltd. (ADR) (x)*	45,204	668,567
Universal Technical Institute, Inc.*	3,138	7,531

		2,695,888

Hotels, Restaurants & Leisure (1.4%)
Ark Restaurants Corp.	361	9,754
Biglari Holdings, Inc.*	179	74,178
Bravo Brio Restaurant Group, Inc.*	2,257	5,643
Canterbury Park Holding Corp.	441	7,254
Carrols Restaurant Group, Inc.*	6,022	73,167
Century Casinos, Inc.*	3,719	33,954
Chuy’s Holdings, Inc.*	2,901	81,373
Del Frisco’s Restaurant Group, Inc.*	3,653	55,708
Del Taco Restaurants, Inc.*	49,919	605,019
Denny’s Corp.*	11,032	146,065
Diversified Restaurant Holdings, Inc.*	2,603	4,165
Dover Downs Gaming & Entertainment, Inc.*	3,141	3,204
Dover Motorsports, Inc.	2,635	5,138
Drive Shack, Inc.*	10,833	59,906
El Pollo Loco Holdings, Inc.*	3,574	35,383
Empire Resorts, Inc.*	578	15,606
Flanigan’s Enterprises, Inc.	153	3,488
Fogo De Chao, Inc.*	1,657	19,221
Full House Resorts, Inc.*	3,223	12,602
Gaming Partners International Corp.	658	7,396
Golden Entertainment, Inc.*	1,862	60,794
Good Times Restaurants, Inc.*	1,582	4,192
Habit Restaurants, Inc. (The), Class A*	3,531	33,721
Inspired Entertainment, Inc.*	683	6,693
J Alexander’s Holdings, Inc.*	2,244	21,767
Jamba, Inc. (x)*	2,213	17,837
Kona Grill, Inc. (x)*	1,299	2,273
Lindblad Expeditions Holdings, Inc.*	3,460	33,873
Luby’s, Inc.*	3,227	8,519
Marcus Corp. (The)	3,246	88,778
Monarch Casino & Resort, Inc.*	1,874	83,993
Nathan’s Famous, Inc.	498	37,599
Nevada Gold & Casinos, Inc.*	2,918	7,791
Noodles & Co. (x)*	1,962	10,301
ONE Group Hospitality, Inc. (The) (x)*	2,993	7,153
Papa Murphy’s Holdings, Inc. (x)*	2,293	12,336
Peak Resorts, Inc.	2,080	11,232
Potbelly Corp.*	4,047	49,778
RCI Hospitality Holdings, Inc.	1,600	44,768
Red Lion Hotels Corp.*	2,915	28,713
Ruth’s Hospitality Group, Inc.	5,104	110,503
Town Sports International Holdings, Inc.*	2,168	12,032
YogaWorks, Inc.*	1,274	3,605
Zoe’s Kitchen, Inc. (x)*	3,360	56,179

		2,012,654

Household Durables (3.7%)
AV Homes, Inc.*	2,076	34,565
Bassett Furniture Industries, Inc.	1,772	66,627
Beazer Homes USA, Inc.*	5,403	103,792
Cavco Industries, Inc.*	3,096	472,450
Century Communities, Inc.*	3,298	102,568
CSS Industries, Inc.	1,559	43,387
Dixie Group, Inc. (The)*	2,651	10,206
Emerson Radio Corp.*	1,659	2,422
Flexsteel Industries, Inc.	1,327	62,077
Green Brick Partners, Inc.*	4,085	46,161
Hamilton Beach Brands Holding Co., Class A	714	18,343
Hooker Furniture Corp.	1,988	84,391
Hovnanian Enterprises, Inc., Class A*	21,869	73,261

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT MICRO CAP PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

	Number of Shares	Value (Note 1)
LGI Homes, Inc. (x)*	30,794	$2,310,475
Libbey, Inc.	3,847	28,929
Lifetime Brands, Inc.	1,714	28,281
M/I Homes, Inc.*	4,593	157,999
New Home Co., Inc. (The)*	2,133	26,726
Nova Lifestyle, Inc. (x)*	2,896	6,950
PICO Holdings, Inc.*	3,909	50,035
Skyline Corp.*	1,221	15,690
SodaStream International Ltd.*	22,391	1,574,983
Vuzix Corp. (x)*	3,199	19,994
ZAGG, Inc.*	4,709	86,881

		5,427,193

Internet & Direct Marketing Retail (1.1%)
1-800-Flowers.com, Inc., Class A*	4,555	48,739
CafePress, Inc.*	1,105	2,033
Duluth Holdings, Inc., Class B (x)*	1,644	29,345
EVINE Live, Inc.*	10,127	14,178
FTD Cos., Inc.*	2,957	21,261
Gaia, Inc., Class A*	1,496	18,550
Overstock.com, Inc. (x)*	20,583	1,315,253
PetMed Express, Inc.	3,427	155,929
US Auto Parts Network, Inc.*	3,096	7,802

		1,613,090

Leisure Products (1.5%)
Clarus Corp.*	3,698	29,029
Escalade, Inc.	1,867	22,964
JAKKS Pacific, Inc.*	3,283	7,715
Johnson Outdoors, Inc., Class A	854	53,025
Malibu Boats, Inc., Class A*	63,453	1,886,458
Marine Products Corp.	1,345	17,135
MCBC Holdings, Inc.*	3,220	71,548
Nautilus, Inc.*	5,270	70,355
Summer Infant, Inc.*	1,436	2,154

		2,160,383

Media (0.7%)
AH Belo Corp., Class A	3,123	14,990
Ballantyne Strong, Inc.*	2,026	9,421
Beasley Broadcast Group, Inc., Class A	858	11,497
Central European Media Enterprises Ltd., Class A*	14,344	66,700
Daily Journal Corp. (x)*	188	43,281
Emmis Communications Corp., Class A*	1,784	6,315
Entercom Communications Corp., Class A	21,954	237,104
Entravision Communications Corp., Class A	11,568	82,711
Global Eagle Entertainment, Inc. (x)*	8,938	20,468
Harte-Hanks, Inc.*	8,461	8,027
Hemisphere Media Group, Inc.*	2,468	28,505
Lee Enterprises, Inc. (x)*	9,331	21,928
McClatchy Co. (The), Class A (x)*	875	7,814
MDC Partners, Inc., Class A*	9,912	96,642
National CineMedia, Inc.	10,806	74,129
New Media Investment Group, Inc.	8,870	148,839
Reading International, Inc., Class A*	2,942	49,131
Saga Communications, Inc., Class A	656	26,535
Salem Media Group, Inc.	2,065	9,293
Townsquare Media, Inc., Class A*	1,578	12,119
tronc, Inc.*	3,432	60,369
Urban One, Inc., Class D*	4,244	7,427
Xcel Brands, Inc.*	1,406	4,640

		1,047,885

Multiline Retail (0.0%)
Fred’s, Inc., Class A (x)	6,282	25,442
Tuesday Morning Corp. (x)*	7,772	21,373

		46,815

Specialty Retail (1.8%)
America’s Car-Mart, Inc.*	1,214	54,205
At Home Group, Inc.*	41,409	1,258,421
Barnes & Noble Education, Inc.*	6,695	55,167
Barnes & Noble, Inc.	10,393	69,633
Big 5 Sporting Goods Corp.	3,440	26,144
Boot Barn Holdings, Inc.*	2,116	35,147
Build-A-Bear Workshop, Inc.*	2,396	22,043
Christopher & Banks Corp.*	5,444	6,914
Citi Trends, Inc.	2,287	60,514
Conn’s, Inc. (x)*	3,224	114,613
Container Store Group, Inc. (The) (x)*	2,937	13,921
Destination Maternity Corp. (x)*	2,131	6,329
Destination XL Group, Inc.*	6,331	13,928
DGSE Cos., Inc.*	1,166	1,086
Francesca’s Holdings Corp.*	6,474	47,325
GNC Holdings, Inc., Class A (x)*	11,716	43,232
Haverty Furniture Cos., Inc.	3,279	74,269
Hibbett Sports, Inc.*	3,596	73,358
J. Jill, Inc.*	2,092	16,318
Kirkland’s, Inc.*	2,702	32,329
Lumber Liquidators Holdings, Inc.*	4,860	152,555
MarineMax, Inc.*	3,954	74,731
New York & Co., Inc.*	5,287	15,121
Pier 1 Imports, Inc.	13,801	57,136
Sears Hometown and Outlet Stores, Inc. (x)*	1,809	4,703
Shoe Carnival, Inc.	1,965	52,564
Sportsman’s Warehouse Holdings, Inc. (x)*	6,384	42,198
Stage Stores, Inc. (x)	4,561	7,662
Stein Mart, Inc. (x)	5,294	6,141
Tandy Leather Factory, Inc. (x)*	1,022	7,869
Tilly’s, Inc., Class A	2,264	33,417
Trans World Entertainment Corp.*	1,631	2,977
Vitamin Shoppe, Inc.*	3,773	16,601
Winmark Corp.	368	47,619
Zumiez, Inc.*	3,240	67,473

		2,613,663

Textiles, Apparel & Luxury Goods (0.4%)
Cherokee, Inc.*	2,264	4,302
Crocs, Inc.*	12,081	152,704

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT MICRO CAP PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

	Number of Shares	Value (Note 1)
Crown Crafts, Inc.	1,553	$10,017
Culp, Inc.	1,886	63,181
Delta Apparel, Inc.*	1,184	23,917
Iconix Brand Group, Inc.*	8,790	11,339
Lakeland Industries, Inc.*	1,259	18,318
Movado Group, Inc.	2,661	85,684
Perry Ellis International, Inc.*	2,248	56,290
Rocky Brands, Inc.	1,208	22,831
Sequential Brands Group, Inc.*	7,042	12,535
Superior Uniform Group, Inc.	1,452	38,783
Unifi, Inc.*	2,659	95,378
Vera Bradley, Inc.*	3,515	42,813

		638,092

Total Consumer Discretionary		19,302,405

Consumer Staples (2.8%)
Beverages (1.4%)
Castle Brands, Inc.*	15,172	18,510
Craft Brew Alliance, Inc.*	2,181	41,875
Long Island Iced Tea Corp. (x)*	828	4,223
MGP Ingredients, Inc. (x)	24,658	1,895,707
New Age Beverages Corp. (x)*	4,654	10,099
Primo Water Corp.*	4,403	55,346
Reed’s, Inc. (x)*	1,792	2,778
Willamette Valley Vineyards, Inc.*	769	6,406

		2,034,944

Food & Staples Retailing (0.9%)
Chefs’ Warehouse, Inc. (The)*	59,032	1,210,155
Natural Grocers by Vitamin Cottage, Inc.*	1,561	13,940
Village Super Market, Inc., Class A	1,347	30,887

		1,254,982

Food Products (0.3%)
Alico, Inc.	562	16,579
Bridgford Foods Corp.*	297	3,757
Farmer Brothers Co.*	1,524	48,997
Freshpet, Inc.*	4,273	80,973
John B Sanfilippo & Son, Inc.	1,497	94,685
Landec Corp.*	4,693	59,132
Lifeway Foods, Inc.*	768	6,144
Limoneira Co.	2,089	46,794
Rocky Mountain Chocolate Factory, Inc.	865	10,207
S&W Seed Co. (x)*	2,431	9,481
Seneca Foods Corp., Class A*	1,215	37,361

		414,110

Household Products (0.0%)
Ocean Bio-Chem, Inc.	651	2,825
Oil-Dri Corp. of America	865	35,898
Orchids Paper Products Co. (x)	1,609	20,595

		59,318

Personal Products (0.1%)
Lifevantage Corp. (x)*	2,463	11,724
Mannatech, Inc.	392	5,880
Medifast, Inc.	1,853	129,357
Natural Alternatives International, Inc.*	924	9,540
Natural Health Trends Corp. (x)	1,278	19,413
Nature’s Sunshine Products, Inc.	1,871	21,610
United-Guardian, Inc.	553	10,231

		207,755

Tobacco (0.1%)
22nd Century Group, Inc.*	19,303	54,048
Alliance One International, Inc.*	1,468	19,451
Turning Point Brands, Inc.	897	18,954

		92,453

Total Consumer Staples		4,063,562

Energy (3.9%)
Energy Equipment & Services (1.7%)
Aspen Aerogels, Inc.*	2,925	14,274
Basic Energy Services, Inc.*	3,053	71,654
Bristow Group, Inc.	5,640	75,971
CARBO Ceramics, Inc. (x)*	4,045	41,178
Dawson Geophysical Co. (x)*	3,568	17,733
ENGlobal Corp.*	2,491	2,192
Era Group, Inc.*	3,347	35,980
Geospace Technologies Corp.*	2,312	29,987
Gulf Island Fabrication, Inc.	2,348	31,522
Hornbeck Offshore Services, Inc.*	5,724	17,802
Independence Contract Drilling, Inc.*	5,988	23,832
ION Geophysical Corp.*	1,461	28,855
Key Energy Services, Inc.*	1,807	21,305
Mammoth Energy Services, Inc.*	1,406	27,600
Matrix Service Co.*	4,589	81,684
Mitcham Industries, Inc.*	1,968	6,239
Natural Gas Services Group, Inc.*	2,173	56,933
Newpark Resources, Inc.*	14,544	125,077
Nordic American Offshore Ltd.	6,724	8,062
Parker Drilling Co.*	23,636	23,636
PHI, Inc. (Non-Voting)*	2,094	24,228
Pioneer Energy Services Corp.*	13,415	40,916
Profire Energy, Inc. (x)*	4,510	8,659
Ranger Energy Services, Inc.*	1,023	9,442
RigNet, Inc.*	2,306	34,475
SAExploration Holdings, Inc. (x)*	811	1,784
SEACOR Holdings, Inc.*	2,852	131,818
SEACOR Marine Holdings, Inc.*	2,865	33,521
Smart Sand, Inc. (x)*	3,860	33,428
Solaris Oilfield Infrastructure, Inc., Class A*	61,302	1,312,475
TETRA Technologies, Inc.*	20,084	85,759
Willbros Group, Inc.*	7,906	11,227

		2,469,248

Oil, Gas & Consumable Fuels (2.2%)
Abraxas Petroleum Corp.*	26,765	65,842
Adams Resources & Energy, Inc.	366	15,921
Approach Resources, Inc. (x)*	7,620	22,555
Ardmore Shipping Corp.*	5,002	40,016
Bill Barrett Corp.*	13,301	68,234
Bonanza Creek Energy, Inc.*	3,510	96,841
California Resources Corp. (x)*	7,368	143,233
Centrus Energy Corp., Class A*	919	3,685

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT MICRO CAP PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

	Number of Shares	Value (Note 1)
Clean Energy Fuels Corp.*	23,939	$48,596
Cloud Peak Energy, Inc.*	13,052	58,081
Comstock Resources, Inc. (x)*	2,431	20,566
Contango Oil & Gas Co.*	4,187	19,721
DHT Holdings, Inc.	14,763	52,999
Dorian LPG Ltd.*	3,917	32,198
Earthstone Energy, Inc., Class A*	4,065	43,211
Eclipse Resources Corp.*	15,355	36,852
Energy Fuels, Inc. (x)*	11,878	21,262
Evolution Petroleum Corp.	4,461	30,558
GasLog Ltd. (x)	46,038	1,024,345
Gastar Exploration, Inc. (x)*	30,682	32,216
Gener8 Maritime, Inc.*	8,336	55,184
Hallador Energy Co.	2,816	17,149
Isramco, Inc.*	138	14,442
Jones Energy, Inc., Class A (x)*	8,207	9,028
Lilis Energy, Inc. (x)*	7,517	38,412
Lonestar Resources US, Inc., Class A*	2,376	9,433
Midstates Petroleum Co., Inc.*	1,933	32,049
NACCO Industries, Inc., Class A	712	26,807
Navios Maritime Acquisition Corp.	14,464	16,055
Northern Oil and Gas, Inc. (x)*	8,874	18,192
Overseas Shipholding Group, Inc., Class A*	7,886	21,608
Pacific Ethanol, Inc.*	7,703	35,049
Panhandle Oil and Gas, Inc., Class A	2,713	55,752
Penn Virginia Corp.*	2,465	96,406
PetroQuest Energy, Inc.*	3,630	6,861
PrimeEnergy Corp.*	101	5,303
Renewable Energy Group, Inc.*	6,654	78,517
REX American Resources Corp.*	1,005	83,204
Ring Energy, Inc.*	8,631	119,970
Rosehill Resources, Inc. (x)*	500	3,930
Sanchez Energy Corp. (x)*	11,178	59,355
SandRidge Energy, Inc.*	6,082	128,147
SilverBow Resources, Inc.*	1,255	37,299
Stone Energy Corp. (x)*	3,371	108,411
Teekay Tankers Ltd., Class A	35,305	49,427
Torchlight Energy Resources, Inc.*	7,355	9,856
TransAtlantic Petroleum Ltd. (x)*	4,986	6,931
Uranium Energy Corp. (x)*	23,661	41,880
VAALCO Energy, Inc.*	7,445	5,190
Vertex Energy, Inc. (x)*	4,209	3,956
W&T Offshore, Inc.*	16,605	54,963
Westmoreland Coal Co.*	3,147	3,808
Westwater Resources, Inc. (x)*	4,353	4,658
Zion Oil & Gas, Inc. (x)*	8,541	18,449

		3,152,613

Total Energy		5,621,861

Financials (16.7%)
Banks (10.8%)
1st Constitution Bancorp	1,138	20,996
Access National Corp.	2,593	72,189
ACNB Corp.	1,155	34,130
Allegiance Bancshares, Inc.*	2,005	75,488
American National Bankshares, Inc.	1,419	54,348
American River Bankshares	1,048	15,982
AmeriServ Financial, Inc.	2,987	12,396
Ames National Corp.	1,489	41,469
Anchor Bancorp, Inc.*	328	8,134
Arrow Financial Corp.	2,070	70,277
Atlantic Capital Bancshares, Inc.*	3,652	64,275
Auburn National Bancorp, Inc.	393	15,461
Bancorp of New Jersey, Inc.	834	15,221
Bancorp, Inc. (The)*	8,582	84,790
Bank of Commerce Holdings	2,720	31,280
Bank of Marin Bancorp	1,138	77,384
Bank of South Carolina Corp.	607	11,715
Bankwell Financial Group, Inc.	1,056	36,263
Bar Harbor Bankshares	2,632	71,090
Bay Bancorp, Inc.*	1,257	15,461
BCB Bancorp, Inc.	2,152	31,204
Blue Hills Bancorp, Inc.	4,171	83,837
Bridge Bancorp, Inc.	19,323	676,304
Bryn Mawr Bank Corp.	17,951	793,433
BSB Bancorp, Inc.*	1,443	42,208
Byline Bancorp, Inc.*	53,037	1,218,259
C&F Financial Corp.	574	33,292
Camden National Corp.	2,672	112,571
Capital City Bank Group, Inc.	1,932	44,320
Capstar Financial Holdings, Inc.*	1,526	31,695
Carolina Financial Corp.	3,315	123,152
Carolina Trust Bancshares, Inc.*	777	7,444
CB Financial Services, Inc.	632	19,181
CBTX, Inc. (x)	471	13,970
CenterState Bank Corp.	59,740	1,537,109
Central Valley Community Bancorp	1,740	35,113
Century Bancorp, Inc., Class A	504	39,438
Chemung Financial Corp.	557	26,792
Citizens & Northern Corp.	2,039	48,936
Citizens First Corp.	406	9,744
Citizens Holding Co.	704	16,298
Civista Bancshares, Inc.	1,743	38,346
CNB Financial Corp.	2,592	68,014
CoBiz Financial, Inc.	6,573	131,394
Codorus Valley Bancorp, Inc.	1,498	41,240
Colony Bankcorp, Inc.	1,125	16,369
Commerce Union Bancshares, Inc.	1,227	31,460
Community Bankers Trust Corp.*	3,797	30,946
Community Financial Corp. (The)	697	26,695
Community First Bancshares, Inc. (x)*	605	6,976
Community Trust Bancorp, Inc.	2,679	126,181
Community West Bancshares	1,141	12,209
ConnectOne Bancorp, Inc.	5,217	134,338
County Bancorp, Inc.	846	25,177
Customers Bancorp, Inc.*	4,869	126,545
DNB Financial Corp.	549	18,501
Emclaire Financial Corp.	319	9,739
Enterprise Bancorp, Inc.	1,653	56,285
Equity Bancshares, Inc., Class A*	1,875	66,394
Esquire Financial Holdings, Inc.*	909	17,989
Evans Bancorp, Inc.	809	33,897
Farmers & Merchants Bancorp, Inc.	1,532	62,506

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT MICRO CAP PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

	Number of Shares	Value (Note 1)
Farmers Capital Bank Corp.	1,277	$49,165
Farmers National Banc Corp.	4,400	64,900
Fauquier Bankshares, Inc.	639	13,981
FB Financial Corp.*	2,250	94,478
Fidelity Southern Corp.	3,850	83,930
Financial Institutions, Inc.	2,503	77,843
First Bancorp, Inc.	1,779	48,442
First Bancorp/NC	4,842	170,971
First Bancshares, Inc. (The)	1,763	60,295
First Bank	2,469	34,196
First Business Financial Services, Inc.	1,460	32,295
First Community Bancshares, Inc.	2,894	83,145
First Community Corp.	1,100	24,860
First Connecticut Bancorp, Inc.	2,466	64,486
First Financial Corp.	1,841	83,489
First Financial Northwest, Inc.	1,457	22,598
First Foundation, Inc.*	5,091	94,387
First Guaranty Bancshares, Inc. (x)	808	20,200
First Internet Bancorp	1,371	52,304
First Mid-Illinois Bancshares, Inc.	1,746	67,291
First Northwest Bancorp*	1,738	28,329
First of Long Island Corp. (The)	4,140	117,990
First United Corp.*	1,214	21,184
First US Bancshares, Inc.	1,024	13,107
Flushing Financial Corp.	4,829	132,798
FNB Bancorp	924	33,717
Franklin Financial Network, Inc.*	2,035	69,394
German American Bancorp, Inc.	3,696	130,580
Glen Burnie Bancorp	308	3,434
Great Southern Bancorp, Inc.	1,891	97,670
Green Bancorp, Inc.*	3,733	75,780
Guaranty Bancorp	4,157	114,941
Guaranty Bancshares, Inc.	360	11,034
Hanmi Financial Corp.	5,446	165,286
HarborOne Bancorp, Inc.*	2,292	43,915
Hawthorn Bancshares, Inc.	875	18,156
Heritage Commerce Corp.	45,327	694,409
Heritage Financial Corp.	5,084	156,587
HomeTrust Bancshares, Inc.*	2,927	75,370
Horizon Bancorp	4,011	111,506
Howard Bancorp, Inc.*	1,551	34,122
Independent Bank Corp.	3,556	79,477
Investar Holding Corp.	1,442	34,752
Lakeland Bancorp, Inc.	7,813	150,400
Landmark Bancorp, Inc.	536	15,544
LCNB Corp.	1,544	31,575
Live Oak Bancshares, Inc.	28,161	671,640
Macatawa Bank Corp.	4,527	45,270
Mackinac Financial Corp.	859	13,744
MainSource Financial Group, Inc.	4,269	155,007
MBT Financial Corp.	3,157	33,464
Melrose Bancorp, Inc. (x)*	355	7,100
Mercantile Bank Corp.	2,814	99,531
Meridian Bank*	383	7,652
Metropolitan Bank Holding Corp.*	619	26,060
Mid Penn Bancorp, Inc.	688	23,702
Middlefield Banc Corp.	459	22,124
Midland States Bancorp, Inc.	2,681	87,079
MidSouth Bancorp, Inc.	2,517	33,350
MidWestOne Financial Group, Inc.	1,951	65,417
MutualFirst Financial, Inc.	1,072	41,326
National Bankshares, Inc.	1,178	53,540
National Commerce Corp.*	2,050	82,513
Nicolet Bankshares, Inc.*	1,526	83,533
Northeast Bancorp	1,258	29,123
Northrim BanCorp, Inc.	1,171	39,638
Norwood Financial Corp.	994	32,802
Oak Valley Bancorp	1,186	23,151
OFG Bancorp	7,473	70,246
Ohio Valley Banc Corp.	709	28,644
Old Line Bancshares, Inc.	1,494	43,983
Old Point Financial Corp.	605	17,999
Old Second Bancorp, Inc.	5,077	69,301
Orrstown Financial Services, Inc.	1,302	32,876
Pacific Mercantile Bancorp*	2,757	24,124
Pacific Premier Bancorp, Inc.*	18,540	741,599
Paragon Commercial Corp.*	740	39,375
Parke Bancorp, Inc.	1,014	20,838
Peapack Gladstone Financial Corp.	2,993	104,815
Penns Woods Bancorp, Inc.	808	37,637
Peoples Bancorp of North Carolina, Inc.	812	24,920
Peoples Bancorp, Inc.	2,868	93,554
Peoples Financial Services Corp.	1,183	55,104
People’s Utah Bancorp	2,352	71,266
Plumas Bancorp	782	18,025
Porter Bancorp, Inc.*	396	5,702
Preferred Bank	2,290	134,606
Premier Financial Bancorp, Inc.	1,646	33,052
QCR Holdings, Inc.	2,094	89,728
RBB Bancorp	654	17,900
Republic Bancorp, Inc., Class A	1,688	64,178
Republic First Bancorp, Inc. (x)*	8,524	72,028
Salisbury Bancorp, Inc.	409	18,364
SB Financial Group, Inc.	759	14,034
Seacoast Banking Corp. of Florida*	7,448	187,764
Select Bancorp, Inc. (x)*	1,639	20,701
Shore Bancshares, Inc.	2,226	37,174
Sierra Bancorp	2,312	61,407
SmartFinancial, Inc.*	1,246	27,038
Southern First Bancshares, Inc.*	1,146	47,273
Southern National Bancorp of Virginia, Inc.	3,701	59,327
Southwest Georgia Financial Corp.	370	8,880
Stewardship Financial Corp.	1,391	14,258
Stock Yards Bancorp, Inc.	3,804	143,411
Summit Financial Group, Inc.	1,881	49,508
Summit State Bank	855	10,944
Sun Bancorp, Inc.	1,884	45,781
Sussex Bancorp	868	23,349
TriCo Bancshares	3,565	134,971
TriState Capital Holdings, Inc.*	3,906	89,838
Triumph Bancorp, Inc.*	3,026	95,319
Two River Bancorp	1,247	22,608
Union Bankshares, Inc. (x)	688	36,430

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT MICRO CAP PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

	Number of Shares	Value (Note 1)
United Bancorp, Inc.	833	$11,037
United Bancshares, Inc.	499	11,028
United Security Bancshares	2,293	25,223
Unity Bancorp, Inc.	1,363	26,919
Univest Corp. of Pennsylvania	4,520	126,786
Veritex Holdings, Inc.*	2,795	77,114
Washington Trust Bancorp, Inc.	2,609	138,929
West Bancorporation, Inc.	2,773	69,741
Xenith Bankshares, Inc.*	896	30,312

		15,811,897

Capital Markets (1.8%)
Actua Corp.*	5,181	80,824
Arlington Asset Investment Corp., Class A (x)	3,613	42,561
Ashford, Inc.*	161	14,973
B. Riley Financial, Inc.	3,652	66,101
Cowen, Inc.*	4,539	61,957
Diamond Hill Investment Group, Inc.	558	115,316
GAIN Capital Holdings, Inc.	5,936	59,360
Great Elm Capital Group, Inc.*	3,645	14,762
Hamilton Lane, Inc., Class A (x)	21,946	776,669
Hennessy Advisors, Inc.	818	13,530
INTL. FCStone, Inc.*	2,617	111,301
Ladenburg Thalmann Financial Services, Inc.	18,198	57,506
Manning & Napier, Inc.	2,840	10,224
Medley Management, Inc., Class A	1,030	6,695
National Holdings Corp. (x)*	903	2,980
Oppenheimer Holdings, Inc., Class A	1,691	45,319
Piper Jaffray Cos.	9,256	798,330
PJT Partners, Inc., Class A	3,170	144,552
Pzena Investment Management, Inc., Class A	3,012	32,138
Safeguard Scientifics, Inc.*	3,468	38,842
Siebert Financial Corp.*	368	4,968
Silvercrest Asset Management Group, Inc., Class A	1,305	20,945
Value Line, Inc.	183	3,541
Westwood Holdings Group, Inc.	1,433	94,879
ZAIS Group Holdings, Inc.*	628	2,443

		2,620,716

Consumer Finance (0.3%)
Asta Funding, Inc.*	522	3,863
Atlanticus Holdings Corp.*	1,038	2,491
Consumer Portfolio Services, Inc.*	3,076	12,765
Elevate Credit, Inc.*	3,020	22,741
Enova International, Inc.*	5,809	88,297
EZCORP, Inc., Class A*	8,749	106,737
Nicholas Financial, Inc.*	1,032	9,082
Regional Management Corp.*	1,762	46,358
World Acceptance Corp.*	1,030	83,142

		375,476

Diversified Financial Services (0.1%)
A-Mark Precious Metals, Inc.	700	10,297
GWG Holdings, Inc. (x)	178	1,490
Marlin Business Services Corp.	1,524	34,138
On Deck Capital, Inc.*	8,652	49,662
Tiptree, Inc.	4,326	25,740

		121,327

Insurance (1.3%)
1347 Property Insurance Holdings, Inc.*	633	4,621
Atlantic American Corp.	932	3,122
Atlas Financial Holdings, Inc.*	1,858	38,182
Baldwin & Lyons, Inc., Class B	1,600	38,320
Blue Capital Reinsurance Holdings Ltd.	1,032	12,436
Citizens, Inc. (x)*	8,164	60,005
Conifer Holdings, Inc.*	777	4,507
Crawford & Co., Class B	2,106	20,260
Donegal Group, Inc., Class A	1,474	25,500
eHealth, Inc.*	2,728	47,385
EMC Insurance Group, Inc.	1,500	43,035
Federated National Holding Co.	2,046	33,902
First Acceptance Corp.*	2,694	3,206
Hallmark Financial Services, Inc.*	2,337	24,375
HCI Group, Inc.	1,394	41,681
Health Insurance Innovations, Inc., Class A (x)*	2,049	51,123
Heritage Insurance Holdings, Inc. (x)	3,759	67,737
ICC Holdings, Inc.*	265	4,296
Independence Holding Co.	1,039	28,521
Investors Title Co.	255	50,579
Kingstone Cos., Inc.	1,589	29,873
Kinsale Capital Group, Inc.	2,523	113,535
National Security Group, Inc. (The) (x)	286	4,705
NI Holdings, Inc.*	1,798	30,530
Oxbridge Re Holdings Ltd.	622	1,337
Trupanion, Inc. (x)*	29,383	860,039
Unico American Corp.*	411	3,432
United Insurance Holdings Corp.	3,558	61,376
Universal Insurance Holdings, Inc.	5,400	147,690
WMIH Corp.*	33,433	28,388

		1,883,698

Mortgage Real Estate Investment Trusts (REITs) (0.6%)
AG Mortgage Investment Trust, Inc. (REIT)	4,863	92,446
Anworth Mortgage Asset Corp. (REIT)	16,577	90,179
Ares Commercial Real Estate Corp. (REIT)	4,627	59,688
Cherry Hill Mortgage Investment Corp. (REIT)	2,026	36,448
Dynex Capital, Inc. (REIT)	8,680	60,847
Ellington Residential Mortgage REIT (REIT) (x)	1,573	18,939
Five Oaks Investment Corp. (REIT) (x)	3,156	12,624
Great Ajax Corp. (REIT)	2,710	37,452
Manhattan Bridge Capital, Inc. (REIT) (x)	1,015	6,014

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT MICRO CAP PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

	Number of Shares	Value (Note 1)
New York Mortgage Trust, Inc. (REIT) (x)	19,284	$118,981
Orchid Island Capital, Inc. (REIT) (x)	7,710	71,549
Owens Realty Mortgage, Inc. (REIT)	1,727	27,649
Resource Capital Corp. (REIT)	5,338	50,017
Sutherland Asset Management Corp. (REIT)	3,039	46,041
Western Asset Mortgage Capital Corp. (REIT)	7,406	73,690

		802,564

Thrifts & Mortgage Finance (1.8%)
Atlantic Coast Financial Corp.*	2,456	23,160
Bancorp 34, Inc.*	537	7,934
Bank Mutual Corp.	7,456	79,406
BankFinancial Corp.	2,540	38,964
Bear State Financial, Inc.	3,670	37,544
Broadway Financial Corp.*	1,851	4,424
Central Federal Corp.*	2,286	6,287
Charter Financial Corp.	2,180	38,237
Citizens Community Bancorp, Inc.	855	11,534
Clifton Bancorp, Inc.	3,427	58,602
Coastway Bancorp, Inc.*	689	14,676
Dime Community Bancshares, Inc.	5,505	115,330
Eagle Bancorp Montana, Inc.	729	15,273
Elmira Savings Bank	276	5,630
Entegra Financial Corp.*	1,095	32,029
Equitable Financial Corp.*	270	2,943
ESSA Bancorp, Inc.	1,559	24,430
Federal Agricultural Mortgage Corp., Class C	1,523	119,160
First Capital, Inc.	557	20,470
First Defiance Financial Corp.	1,733	90,064
First Savings Financial Group, Inc.	296	17,020
FS Bancorp, Inc.	510	27,831
Greene County Bancorp, Inc.	535	17,441
Guaranty Federal Bancshares, Inc.	618	13,596
Hamilton Bancorp, Inc.*	528	8,263
Hingham Institution for Savings	224	46,368
HMN Financial, Inc.*	595	11,394
Home Bancorp, Inc.	1,037	44,819
Home Federal Bancorp, Inc.	246	6,962
HomeStreet, Inc.*	4,669	135,168
HopFed Bancorp, Inc.	1,059	15,059
HV Bancorp, Inc.*	199	3,073
IF Bancorp, Inc.	533	10,500
Impac Mortgage Holdings, Inc.*	1,675	17,018
Kentucky First Federal Bancorp	558	4,994
Lake Shore Bancorp, Inc.	364	6,243
Magyar Bancorp, Inc.*	338	4,370
Malvern Bancorp, Inc.*	1,122	29,396
Merchants Bancorp	1,243	24,462
Meridian Bancorp, Inc.	8,309	171,164
Meta Financial Group, Inc.	1,564	144,905
MSB Financial Corp.	816	14,606
NMI Holdings, Inc., Class A*	9,959	169,302
OceanFirst Financial Corp.	5,476	143,745
Oconee Federal Financial Corp. (x)	193	5,539
Ocwen Financial Corp. (x)*	18,455	57,764
Ottawa Bancorp, Inc. (x)	524	7,703
Pathfinder Bancorp, Inc.	536	8,169
PB Bancorp, Inc.	1,173	12,610
PCSB Financial Corp.*	3,171	60,408
Poage Bankshares, Inc.	496	10,292
Provident Bancorp, Inc.*	786	20,790
Provident Financial Holdings, Inc.	1,042	19,173
Prudential Bancorp, Inc.	1,425	25,080
Randolph Bancorp, Inc. (x)*	920	14,260
Riverview Bancorp, Inc.	3,481	30,180
Sachem Capital Corp. (REIT)	1,789	7,049
Security National Financial Corp., Class A*	1,360	7,208
Severn Bancorp, Inc.*	1,651	12,052
SI Financial Group, Inc.	1,997	29,356
Sound Financial Bancorp, Inc.	380	13,034
Southern Missouri Bancorp, Inc.	1,172	44,055
Territorial Bancorp, Inc.	1,344	41,489
Timberland Bancorp, Inc.	1,096	29,099
United Community Bancorp	614	13,017
United Community Financial Corp.	8,575	78,290
United Financial Bancorp, Inc.	8,803	155,284
Waterstone Financial, Inc.	4,466	76,145
Western New England Bancorp, Inc.	4,830	52,647
WVS Financial Corp.	134	2,077

		2,666,566

Total Financials		24,282,244

Health Care (26.8%)
Biotechnology (15.5%)
Abeona Therapeutics, Inc. (x)*	4,889	77,491
Acceleron Pharma, Inc.*	9,779	415,021
Achaogen, Inc. (x)*	49,788	534,723
Achillion Pharmaceuticals, Inc.*	20,425	58,824
Actinium Pharmaceuticals, Inc. (x)*	13,558	8,997
Adamas Pharmaceuticals, Inc. (x)*	2,612	88,521
ADMA Biologics, Inc. (x)*	2,933	9,415
Advaxis, Inc. (x)*	6,370	18,091
Adverum Biotechnologies, Inc.*	5,679	19,877
Aeglea BioTherapeutics, Inc.*	1,523	8,239
Aevi Genomic Medicine, Inc.*	4,482	5,378
Agenus, Inc. (x)*	12,912	42,093
Aileron Therapeutics, Inc. (x)*	675	7,115
Akebia Therapeutics, Inc.*	7,731	114,960
Albireo Pharma, Inc. (x)*	723	18,509
Aldeyra Therapeutics, Inc.*	2,504	17,027
Allena Pharmaceuticals, Inc. (x)*	934	9,396
Alpine Immune Sciences, Inc.*	822	9,206
Altimmune, Inc.	2,146	4,271
AnaptysBio, Inc.*	3,103	312,534
Anavex Life Sciences Corp. (x)*	6,382	20,550
Apellis Pharmaceuticals, Inc. (x)*	1,882	40,839
Applied Genetic Technologies Corp.*	2,681	9,652

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT MICRO CAP PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

	Number of Shares	Value (Note 1)
Aptevo Therapeutics, Inc.*	3,176	$13,466
AquaBounty Technologies, Inc. (x)*	320	1,126
Ardelyx, Inc.*	5,825	38,445
Arena Pharmaceuticals, Inc.*	6,856	232,898
ArQule, Inc.*	10,986	18,127
Arrowhead Pharmaceuticals, Inc. (x)*	11,657	42,898
Ascendis Pharma A/S (ADR) (x)*	30,173	1,208,730
Asterias Biotherapeutics, Inc. (x)*	4,662	10,490
Atara Biotherapeutics, Inc. (x)*	4,666	84,455
Athersys, Inc. (x)*	17,777	32,176
aTyr Pharma, Inc.*	3,498	12,243
Audentes Therapeutics, Inc.*	21,882	683,813
AzurRx BioPharma, Inc.*	817	3,023
Bellicum Pharmaceuticals, Inc. (x)*	4,738	39,847
Biocept, Inc. (x)*	4,365	3,029
BioCryst Pharmaceuticals, Inc. (x)*	17,074	83,833
Biohaven Pharmaceutical Holding Co. Ltd.*	1,838	49,589
BioSpecifics Technologies Corp.*	988	42,810
BioTime, Inc.*	15,037	32,330
Blueprint Medicines Corp.*	10,437	787,054
BrainStorm Cell Therapeutics, Inc. (x)*	2,917	11,435
Caladrius Biosciences, Inc.*	1,171	4,110
Calithera Biosciences, Inc.*	51,423	429,382
Calyxt, Inc. (x)*	1,405	30,952
Cancer Genetics, Inc.*	2,676	4,951
Cara Therapeutics, Inc. (x)*	4,663	57,075
Cascadian Therapeutics, Inc.*	6,016	22,259
CASI Pharmaceuticals, Inc.*	5,972	19,409
Catabasis Pharmaceuticals, Inc. (x)*	2,484	3,701
Catalyst Pharmaceuticals, Inc.*	12,436	48,625
Celcuity, Inc.*	486	9,210
Celldex Therapeutics, Inc.*	22,900	65,036
Cellular Biomedicine Group, Inc. (x)*	1,893	21,486
ChemoCentryx, Inc.*	4,233	25,186
Chiasma, Inc.*	3,229	5,489
Chimerix, Inc.*	8,114	37,568
Cidara Therapeutics, Inc. (x)*	2,372	16,130
Cleveland BioLabs, Inc. (x)*	775	3,108
Conatus Pharmaceuticals, Inc.*	4,462	20,614
Concert Pharmaceuticals, Inc.*	3,124	80,818
ContraFect Corp.*	12,210	12,332
Corbus Pharmaceuticals Holdings, Inc. (x)*	8,436	59,896
Corvus Pharmaceuticals, Inc.*	1,469	15,219
CTI BioPharma Corp.*	5,729	15,354
Curis, Inc.*	23,209	16,246
Cytokinetics, Inc.*	7,241	59,014
CytomX Therapeutics, Inc.*	5,059	106,795
Cytori Therapeutics, Inc. (x)*	5,679	1,704
Deciphera Pharmaceuticals, Inc.*	33,782	765,838
Dicerna Pharmaceuticals, Inc.*	2,889	26,088
Diffusion Pharmaceuticals, Inc. (x)*	965	1,148
Dynavax Technologies Corp. (x)*	72,608	1,357,769
Edge Therapeutics, Inc.*	3,446	32,289
Eiger BioPharmaceuticals, Inc. (x)*	938	13,085
Eleven Biotherapeutics, Inc.*	2,745	2,226
Enanta Pharmaceuticals, Inc.*	2,680	157,262
Epizyme, Inc. (x)*	57,406	720,445
Esperion Therapeutics, Inc.*	30,530	2,010,094
Fate Therapeutics, Inc.*	6,617	40,430
Flexion Therapeutics, Inc. (x)*	5,701	142,753
Fortress Biotech, Inc. (x)*	5,910	23,581
Foundation Medicine, Inc.*	16,854	1,149,443
G1 Therapeutics, Inc. (x)*	1,358	26,943
Galectin Therapeutics, Inc. (x)*	5,480	18,303
Gemphire Therapeutics, Inc. (x)*	1,075	8,546
Genocea Biosciences, Inc.*	4,993	5,792
Geron Corp. (x)*	26,015	46,827
Global Blood Therapeutics, Inc.*	7,987	314,288
GlycoMimetics, Inc. (x)*	4,445	74,632
GTx, Inc. (x)*	1,746	22,192
Heron Therapeutics, Inc.*	7,846	142,013
Histogenics Corp.*	1,666	3,415
Idera Pharmaceuticals, Inc.*	24,547	51,794
Ignyta, Inc.*	10,232	273,194
Immune Design Corp.*	5,600	21,840
ImmunoGen, Inc.*	17,370	111,342
Immunomedics, Inc. (x)*	130,228	2,104,483
Infinity Pharmaceuticals, Inc. (x)*	7,358	14,937
Inotek Pharmaceuticals Corp. (x)*	4,739	12,369
Inovio Pharmaceuticals, Inc. (x)*	14,069	58,105
Intellia Therapeutics, Inc.*	2,899	55,719
Invitae Corp. (x)*	7,443	67,582
Iovance Biotherapeutics, Inc.*	10,704	85,632
Jounce Therapeutics, Inc.*	2,500	31,875
Kadmon Holdings, Inc. (x)*	13,329	48,251
KalVista Pharmaceuticals, Inc. (x)*	405	3,949
Karyopharm Therapeutics, Inc.*	5,895	56,592
Kindred Biosciences, Inc.*	4,344	41,051
Krystal Biotech, Inc.*	797	8,384
Kura Oncology, Inc. (x)*	3,505	53,627
La Jolla Pharmaceutical Co. (x)*	3,051	98,181
Leap Therapeutics, Inc. (x)*	563	3,513
Loxo Oncology, Inc. (x)*	4,506	379,315
MacroGenics, Inc.*	5,911	112,309
Madrigal Pharmaceuticals, Inc.*	12,973	1,190,792
MannKind Corp. (x)*	15,513	35,990
Matinas BioPharma Holdings, Inc. (x)*	11,350	13,166
MediciNova, Inc. (x)*	5,990	38,755
MEI Pharma, Inc.*	6,100	12,810
Merrimack Pharmaceuticals, Inc. (x)	2,250	23,063
Mersana Therapeutics, Inc. (x)*	873	14,343
Minerva Neurosciences, Inc.*	4,678	28,302
Miragen Therapeutics, Inc.*	2,310	24,093
Mirati Therapeutics, Inc.*	3,346	61,065
NanoViricides, Inc. (x)*	8,270	7,278
NantKwest, Inc. (x)*	5,326	23,914
Natera, Inc.*	5,467	49,148
Neuralstem, Inc. (x)*	1,646	2,831

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT MICRO CAP PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

	Number of Shares	Value (Note 1)
Neurotrope, Inc. (x)*	1,296	$9,124
NewLink Genetics Corp. (x)*	5,064	41,069
Novavax, Inc. (x)*	54,315	67,351
Novelion Therapeutics, Inc.*	2,605	8,128
Nymox Pharmaceutical Corp.*	5,573	18,391
Oncobiologics, Inc.*	2,465	3,205
Oncocyte Corp. (x)*	715	3,325
OncoMed Pharmaceuticals, Inc.*	3,880	15,908
Ophthotech Corp. (x)*	6,329	19,746
Organovo Holdings, Inc. (x)*	17,198	23,045
Otonomy, Inc.*	4,908	27,239
OvaScience, Inc.*	5,935	8,309
Ovid therapeutics, Inc.*	885	8,735
PDL BioPharma, Inc.*	26,521	72,668
Pfenex, Inc.*	3,709	9,866
Pieris Pharmaceuticals, Inc.*	6,334	47,822
PolarityTE, Inc.*	827	19,195
Progenics Pharmaceuticals, Inc.*	12,351	73,488
Protagonist Therapeutics, Inc.*	1,984	41,267
Proteostasis Therapeutics, Inc.*	2,875	16,761
PTC Therapeutics, Inc.*	6,925	115,509
Ra Pharmaceuticals, Inc.*	2,048	17,408
Recro Pharma, Inc. (x)*	2,362	21,849
REGENXBIO, Inc.*	4,788	159,201
Regulus Therapeutics, Inc. (x)*	14,005	14,565
Repligen Corp.*	8,019	290,929
Rexahn Pharmaceuticals, Inc. (x)*	5,428	10,965
Rhythm Pharmaceuticals, Inc.*	1,433	41,643
Rigel Pharmaceuticals, Inc.*	25,711	99,759
Sangamo Therapeutics, Inc.*	14,571	238,964
Savara, Inc. (x)*	4,066	60,339
Selecta Biosciences, Inc.*	2,404	23,583
Seres Therapeutics, Inc. (x)*	3,574	36,240
Sophiris Bio, Inc. (x)*	4,985	11,316
Sorrento Therapeutics, Inc. (x)*	13,293	50,513
Spark Therapeutics, Inc. (x)*	4,192	215,553
Spectrum Pharmaceuticals, Inc.*	15,101	286,164
Spero Therapeutics, Inc. (x)*	1,049	12,326
Spring Bank Pharmaceuticals, Inc.*	1,916	25,770
Stemline Therapeutics, Inc.*	3,930	61,308
Strongbridge Biopharma plc (x)*	4,298	31,161
Sunesis Pharmaceuticals, Inc.*	5,471	20,188
Syndax Pharmaceuticals, Inc.*	2,086	18,273
Synergy Pharmaceuticals, Inc. (x)*	43,362	96,697
Synlogic, Inc.*	233	2,260
Syros Pharmaceuticals, Inc. (x)*	2,170	21,114
T2 Biosystems, Inc. (x)*	4,113	16,946
TapImmune, Inc.*	925	3,645
TG Therapeutics, Inc. (x)*	8,936	73,275
Tocagen, Inc. (x)*	3,098	31,755
Tonix Pharmaceuticals Holding Corp. (x)*	1,298	4,478
Tracon Pharmaceuticals, Inc. (x)*	1,891	6,335
Trevena, Inc.*	9,525	15,240
uniQure NV*	3,707	72,620
Vanda Pharmaceuticals, Inc.*	7,606	115,611
VBI Vaccines, Inc.*	5,996	25,603
Veracyte, Inc.*	4,121	26,910
Verastem, Inc. (x)*	6,051	18,577
Vericel Corp. (x)*	5,878	32,035
Versartis, Inc.*	5,682	12,500
Vital Therapies, Inc. (x)*	5,467	32,529
Voyager Therapeutics, Inc.*	2,975	49,385
vTv Therapeutics, Inc., Class A*	1,328	7,981
XBiotech, Inc. (x)*	3,381	13,321
Xencor, Inc.*	30,459	667,661
XOMA Corp. (x)*	1,047	37,273
Zafgen, Inc.*	3,963	18,309

		22,599,439

Health Care Equipment & Supplies (5.5%)
Accuray, Inc. (x)*	14,229	61,185
AngioDynamics, Inc.*	6,367	105,883
Anika Therapeutics, Inc.*	2,483	133,859
Antares Pharma, Inc. (x)*	25,051	49,851
Apollo Endosurgery, Inc.*	1,133	6,345
AtriCure, Inc.*	34,963	637,725
AxoGen, Inc.*	24,943	705,887
Bellerophon Therapeutics, Inc.*	5,257	13,563
Biolase, Inc.*	6,170	2,631
Bovie Medical Corp.*	4,991	12,977
Cerus Corp.*	19,703	66,596
Cesca Therapeutics, Inc.*	390	1,170
Chembio Diagnostics, Inc. (x)*	1,856	15,219
Cogentix Medical, Inc.*	3,969	12,502
ConforMIS, Inc.*	7,000	16,660
Corindus Vascular Robotics, Inc. (x)*	17,606	17,782
CryoLife, Inc.*	5,549	106,263
CryoPort, Inc. (x)*	4,101	35,228
Cutera, Inc.*	2,305	104,532
CytoSorbents Corp. (x)*	4,660	30,290
Ekso Bionics Holdings, Inc. (x)*	10,232	21,794
Electromed, Inc.*	1,066	6,471
Entellus Medical, Inc.*	2,116	51,609
Exactech, Inc.*	1,863	92,125
FONAR Corp.*	1,049	25,543
GenMark Diagnostics, Inc.*	8,806	36,721
Glaukos Corp. (x)*	10,288	263,887
Heska Corp.*	1,151	92,322
Invacare Corp.	5,656	95,304
InVivo Therapeutics Holdings Corp. (x)*	5,545	4,270
Invuity, Inc. (x)*	2,650	16,430
iRadimed Corp.*	705	10,681
iRhythm Technologies, Inc.*	35,698	2,000,872
IRIDEX Corp. (x)*	1,589	12,108
Kewaunee Scientific Corp.	362	10,498
Lantheus Holdings, Inc.*	5,269	107,751
LeMaitre Vascular, Inc.	2,585	82,306
MGC Diagnostics Corp. (r)	713	7,864
Milestone Scientific, Inc.*	3,352	3,959
Misonix, Inc.*	1,243	11,933
Nuvectra Corp.*	1,767	13,712
Obalon Therapeutics, Inc. (x)*	1,485	9,816
OraSure Technologies, Inc.*	9,890	186,525
Orthofix International NV*	2,974	162,678
OrthoPediatrics Corp.*	811	15,563
Oxford Immunotec Global plc*	4,410	61,608
PAVmed, Inc.*	750	1,665
Presbia plc*	988	3,745

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT MICRO CAP PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

	Number of Shares	Value (Note 1)
Pulse Biosciences, Inc. (x)*	1,591	$37,548
Quotient Ltd. (x)*	4,655	23,042
ReShape Lifesciences, Inc. (x)*	1,247	1,846
Retractable Technologies, Inc.*	2,114	1,438
Rockwell Medical, Inc. (x)*	8,376	48,748
RTI Surgical, Inc.*	9,589	39,315
SeaSpine Holdings Corp.*	1,783	18,044
Second Sight Medical Products, Inc. (x)*	4,226	8,072
Senseonics Holdings, Inc. (x)*	12,239	32,556
Sientra, Inc.*	48,100	676,286
STAAR Surgical Co.*	7,147	110,779
Surmodics, Inc.*	2,280	63,840
Tactile Systems Technology, Inc. (x)*	41,365	1,198,757
Utah Medical Products, Inc.	596	48,514
Valeritas Holdings, Inc.*	299	852
Vermillion, Inc.*	4,885	9,428
ViewRay, Inc. (x)*	5,336	49,411
Viveve Medical, Inc. (x)*	2,618	13,011
Zosano Pharma Corp. (x)*	6,886	3,581

		7,930,976

Health Care Providers & Services (1.9%)
AAC Holdings, Inc.*	2,056	18,504
Aceto Corp.	5,156	53,261
Addus HomeCare Corp.*	1,306	45,449
Almost Family, Inc.*	2,230	123,431
American Renal Associates Holdings, Inc.*	1,702	29,615
BioScrip, Inc.*	19,838	57,729
BioTelemetry, Inc.*	5,525	165,198
Capital Senior Living Corp.*	4,308	58,115
Catasys, Inc.*	335	1,253
Civitas Solutions, Inc.*	2,818	48,188
Cross Country Healthcare, Inc.*	6,184	78,908
CynergisTek, Inc.*	1,278	5,176
Digirad Corp.	3,218	8,286
Diversicare Healthcare Services, Inc.	719	7,197
Five Star Senior Living, Inc.*	4,585	6,878
Fulgent Genetics, Inc. (x)*	956	4,187
Genesis Healthcare, Inc.*	6,684	5,099
InfuSystem Holdings, Inc.*	3,392	7,802
Joint Corp. (The)*	1,829	9,127
National Research Corp., Class A	1,652	61,620
Nobilis Health Corp.*	9,741	13,150
PetIQ, Inc. (x)*	49,514	1,081,385
Providence Service Corp. (The)*	1,978	117,375
Psychemedics Corp.	895	18,401
Quorum Health Corp.*	5,108	31,874
R1 RCM, Inc.*	17,498	77,166
RadNet, Inc.*	6,501	65,660
Sharps Compliance Corp.*	2,232	9,129
Tivity Health, Inc.*	8,995	328,766
Triple-S Management Corp., Class B*	3,965	98,530
US Physical Therapy, Inc.	2,091	150,970

		2,787,429

Health Care Technology (0.3%)
Castlight Health, Inc., Class B*	11,196	41,985
Computer Programs & Systems, Inc. (x)	1,957	58,808
HealthStream, Inc.*	4,496	104,127
HTG Molecular Diagnostics, Inc. (x)*	602	1,222
Icad, Inc.*	2,396	8,242
NantHealth, Inc.*	2,829	8,628
Simulations Plus, Inc.	1,930	31,073
Tabula Rasa HealthCare, Inc.*	1,713	48,050
Vocera Communications, Inc.*	5,024	151,826

		453,961

Life Sciences Tools & Services (0.2%)
ChromaDex Corp. (x)*	6,869	40,390
Enzo Biochem, Inc.*	7,206	58,729
Fluidigm Corp.*	6,748	39,746
Harvard Bioscience, Inc.*	5,654	18,658
NanoString Technologies, Inc.*	3,558	26,578
NeoGenomics, Inc.*	9,753	86,411
Pacific Biosciences of California, Inc. (x)*	17,898	47,251
pSivida Corp.*	8,346	9,014

		326,777

Pharmaceuticals (3.4%)
AcelRx Pharmaceuticals, Inc. (x)*	7,102	14,382
Aclaris Therapeutics, Inc.*	4,053	99,947
Adamis Pharmaceuticals Corp. (x)*	4,571	20,112
Agile Therapeutics, Inc.*	3,283	8,831
Alimera Sciences, Inc. (x)*	7,805	10,381
Amphastar Pharmaceuticals, Inc.*	6,336	121,905
ANI Pharmaceuticals, Inc.*	1,405	90,552
Aratana Therapeutics, Inc.*	7,079	37,236
Assembly Biosciences, Inc.*	2,797	126,564
Avenue Therapeutics, Inc.*	1,104	4,041
Axsome Therapeutics, Inc.*	2,682	15,019
BioDelivery Sciences International, Inc. (x)*	9,313	27,473
Clearside Biomedical, Inc. (x)*	3,603	25,221
Collegium Pharmaceutical, Inc.*	4,360	80,486
Corium International, Inc.*	4,203	40,391
Cumberland Pharmaceuticals, Inc.*	1,761	13,067
Cymabay Therapeutics, Inc.*	7,156	65,835
Dova Pharmaceuticals, Inc. (x)*	886	25,517
Durect Corp.*	25,857	23,835
Egalet Corp. (x)*	5,879	5,879
Endocyte, Inc.*	6,742	28,856
Evoke Pharma, Inc. (x)*	2,252	5,090
Flex Pharma, Inc. (x)*	1,851	6,460
Imprimis Pharmaceuticals, Inc. (x)*	3,047	5,180
Intersect ENT, Inc.*	47,817	1,549,270
Intra-Cellular Therapies, Inc.*	7,376	106,804
Juniper Pharmaceuticals, Inc.*	1,848	8,963
Kala Pharmaceuticals, Inc. (x)*	1,272	23,519
KemPharm, Inc. (x)*	2,049	8,298
Lipocine, Inc. (x)*	3,452	11,875
Melinta Therapeutics, Inc.*	1,669	26,370
MyoKardia, Inc.*	30,758	1,294,912
Neos Therapeutics, Inc.*	4,340	44,268

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT MICRO CAP PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

	Number of Shares	Value (Note 1)
NovaBay Pharmaceuticals, Inc. (x)*	679	$2,614
Novan, Inc.*	2,057	8,681
Novus Therapeutics, Inc.*	515	1,988
Ocular Therapeutix, Inc. (x)*	3,936	17,515
Omeros Corp. (x)*	7,911	153,711
Optinose, Inc. (x)*	951	17,974
Orexigen Therapeutics, Inc. (x)*	1,308	1,687
Paratek Pharmaceuticals, Inc.*	4,112	73,605
Pernix Therapeutics Holdings, Inc. (x)*	1,816	4,358
PLx Pharma, Inc.*	1,383	9,543
ProPhase Labs, Inc.*	1,585	3,439
Pulmatrix, Inc. (x)*	2,320	3,271
Reata Pharmaceuticals, Inc., Class A*	1,954	55,337
Revance Therapeutics, Inc.*	3,981	142,321
SCYNEXIS, Inc. (x)*	4,073	9,449
Senestech, Inc.*	300	216
Sienna Biopharmaceuticals, Inc. (x)*	870	15,791
Sucampo Pharmaceuticals, Inc., Class A*	4,241	76,126
Teligent, Inc. (x)*	7,185	26,082
Tetraphase Pharmaceuticals, Inc.*	8,794	55,402
Titan Pharmaceuticals, Inc. (x)*	3,653	4,840
VIVUS, Inc. (x)*	18,355	9,225
WaVe Life Sciences Ltd. (x)*	2,066	72,517
Zogenix, Inc.*	5,949	238,257
Zynerba Pharmaceuticals, Inc. (x)*	1,990	24,915

		5,005,403

Total Health Care		39,103,985

Industrials (11.0%)
Aerospace & Defense (1.3%)
Aerovironment, Inc.*	24,136	1,355,478
Arotech Corp. (x)*	4,321	15,340
CPI Aerostructures, Inc.*	1,390	12,441
Ducommun, Inc.*	1,847	52,547
Innovative Solutions & Support, Inc.*	2,181	6,412
KeyW Holding Corp. (The)*	8,435	49,513
Kratos Defense & Security Solutions, Inc.*	14,869	157,463
National Presto Industries, Inc. (x)	867	86,223
SIFCO Industries, Inc.*	440	2,926
Sparton Corp.*	1,704	39,294
Vectrus, Inc.*	1,920	59,232

		1,836,869

Air Freight & Logistics (1.0%)
Air T, Inc.*	246	6,064
Air Transport Services Group, Inc.*	54,329	1,257,172
Echo Global Logistics, Inc.*	4,586	128,408
Park-Ohio Holdings Corp.	1,549	71,177
Radiant Logistics, Inc.*	6,626	30,480

		1,493,301

Building Products (1.7%)
Alpha Pro Tech Ltd.*	2,222	8,888
Armstrong Flooring, Inc.*	3,733	63,162
Builders FirstSource, Inc.*	20,152	439,112
Continental Materials Corp.*	108	2,052
CSW Industrials, Inc.*	2,502	114,967
Insteel Industries, Inc.	3,143	89,010
Patrick Industries, Inc.*	20,978	1,456,922
PGT Innovations, Inc.*	8,359	140,849
Quanex Building Products Corp.	5,933	138,832
Tecogen, Inc. (x)*	3,375	9,113

		2,462,907

Commercial Services & Supplies (0.8%)
Acme United Corp.	385	9,009
AMREP Corp.*	671	4,697
Aqua Metals, Inc. (x)*	2,911	6,200
ARC Document Solutions, Inc.*	7,052	17,983
Casella Waste Systems, Inc., Class A*	6,812	156,811
CECO Environmental Corp.	5,250	26,933
Cemtrex, Inc. (x)	1,146	2,945
Cenveo, Inc. (x)*	1,293	1,164
CompX International, Inc.	297	3,950
Ecology and Environment, Inc., Class A (x)	414	4,347
Ennis, Inc.	4,353	90,325
Heritage-Crystal Clean, Inc.*	2,473	53,788
Hudson Technologies, Inc. (x)*	6,403	38,866
InnerWorkings, Inc.*	8,074	80,982
Intersections, Inc. (x)*	1,472	3,327
Kimball International, Inc., Class B	6,324	118,069
NL Industries, Inc.*	1,456	20,748
Odyssey Marine Exploration, Inc. (x)*	1,191	4,502
Performant Financial Corp. (x)*	6,209	10,245
Perma-Fix Environmental Services*	1,976	7,212
Quest Resource Holding Corp.*	1,041	2,415
SP Plus Corp.*	3,006	111,523
Team, Inc. (x)*	5,115	76,214
Viad Corp.	3,529	195,506
Virco Manufacturing Corp.	2,214	11,181
VSE Corp.	1,513	73,275

		1,132,217

Construction & Engineering (1.7%)
Ameresco, Inc., Class A*	3,336	28,690
Goldfield Corp. (The)*	4,248	20,815
Great Lakes Dredge & Dock Corp.*	9,811	52,979
HC2 Holdings, Inc.*	7,075	42,096
IES Holdings, Inc.*	1,551	26,755
Layne Christensen Co.*	3,152	39,558
Limbach Holdings, Inc.*	574	7,938
MYR Group, Inc.*	2,752	98,330
Northwest Pipe Co.*	1,646	31,504
NV5 Global, Inc.*	37,048	2,006,150
Orion Group Holdings, Inc.*	4,798	37,568
Sterling Construction Co., Inc.*	4,548	74,041

		2,466,424

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT MICRO CAP PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

	Number of Shares	Value (Note 1)
Electrical Equipment (0.9%)
Allied Motion Technologies, Inc.	1,158	$38,318
American Superconductor Corp.*	3,455	12,542
Babcock & Wilcox Enterprises, Inc. (x)*	7,676	43,600
Broadwind Energy, Inc.*	2,493	6,781
Energous Corp. (x)*	3,285	63,892
Energy Focus, Inc. (x)*	1,790	4,368
Enphase Energy, Inc.*	12,976	31,272
Espey Manufacturing & Electronics Corp.	301	7,213
FuelCell Energy, Inc. (x)*	11,287	19,188
Ideal Power, Inc. (x)*	2,206	3,133
LSI Industries, Inc.	4,227	29,082
Orion Energy Systems, Inc.*	4,754	4,184
Pioneer Power Solutions, Inc.*	679	5,194
Plug Power, Inc. (x)*	39,847	94,038
Polar Power, Inc. (x)*	672	3,414
Powell Industries, Inc.	1,526	43,720
Preformed Line Products Co.	536	38,083
Revolution Lighting Technologies, Inc. (x)*	2,157	7,097
Sunrun, Inc. (x)*	14,681	86,617
TPI Composites, Inc.*	36,025	737,071
Ultralife Corp.*	1,750	11,463
Vicor Corp.*	2,917	60,965
Vivint Solar, Inc.*	4,536	18,371

		1,369,606

Machinery (2.0%)
Alamo Group, Inc.	1,650	186,236
ARC Group Worldwide, Inc.*	1,761	3,698
ASV Holdings, Inc.*	677	6,872
Blue Bird Corp.*	1,282	25,512
Columbus McKinnon Corp.	3,813	152,444
Commercial Vehicle Group, Inc.*	4,424	47,293
DMC Global, Inc.	2,475	61,999
Douglas Dynamics, Inc.	3,846	145,379
Eastern Co. (The)	981	25,653
Energy Recovery, Inc. (x)*	6,405	56,044
ExOne Co. (The) (x)*	1,955	16,422
FreightCar America, Inc.	2,115	36,124
Gencor Industries, Inc.*	1,421	23,518
Global Brass & Copper Holdings, Inc.	3,746	123,993
Graham Corp.	1,694	35,455
Hardinge, Inc.	2,039	35,519
Hurco Cos., Inc.	1,036	43,719
Jason Industries, Inc.*	3,889	9,217
Kadant, Inc.	1,895	190,258
Key Technology, Inc.*	801	14,762
LB Foster Co., Class A*	1,463	39,720
LS Starrett Co. (The), Class A	950	8,170
Lydall, Inc.*	2,885	146,414
Manitex International, Inc.*	2,587	24,835
Miller Industries, Inc.	1,923	49,613
NN, Inc.	44,757	1,235,293
Omega Flex, Inc.	516	36,848
Perma-Pipe International Holdings, Inc.*	1,255	11,295
Spartan Motors, Inc.	5,957	93,823
Taylor Devices, Inc. (x)*	584	7,884
Titan International, Inc.	8,715	112,249
Twin Disc, Inc.*	1,478	39,270
Xerium Technologies, Inc.*	2,086	8,886

		3,054,417

Marine (0.1%)
Eagle Bulk Shipping, Inc.*	6,740	30,195
Genco Shipping & Trading Ltd.*	1,345	17,915
Navios Maritime Holdings, Inc.*	15,317	18,380
Pangaea Logistics Solutions Ltd. (x)*	1,569	5,790
Safe Bulkers, Inc.*	8,425	27,213
Scorpio Bulkers, Inc.	10,245	75,813

		175,306

Professional Services (0.8%)
Acacia Research Corp.*	7,785	31,529
Barrett Business Services, Inc.	1,237	79,774
BG Staffing, Inc.	1,212	19,319
CBIZ, Inc.*	8,834	136,486
Cogint, Inc. (x)*	3,511	15,448
CRA International, Inc.	1,347	60,548
DLH Holdings Corp.*	675	4,158
Forrester Research, Inc.	1,746	77,173
Franklin Covey Co.*	1,704	35,358
GEE Group, Inc. (x)*	1,050	2,919
GP Strategies Corp.*	2,196	50,947
Heidrick & Struggles International, Inc.	3,203	78,634
Hill International, Inc.*	6,021	32,814
Hudson Global, Inc.*	4,544	10,224
Kelly Services, Inc., Class A	5,327	145,268
Kforce, Inc.	4,100	103,526
Luna Innovations, Inc.*	4,647	11,292
Mastech Digital, Inc.*	339	3,410
Mistras Group, Inc.*	2,988	70,128
RCM Technologies, Inc.	1,412	8,881
Resources Connection, Inc.	5,094	78,702
Volt Information Sciences, Inc.*	1,809	6,874
Willdan Group, Inc.*	1,324	31,697

		1,095,109

Road & Rail (0.4%)
ArcBest Corp.	4,513	161,339
Celadon Group, Inc. (x)	4,750	30,400
Covenant Transportation Group, Inc., Class A*	2,073	59,557
Daseke, Inc. (x)*	4,172	59,618
PAM Transportation Services, Inc.*	406	14,121
Patriot Transportation Holding, Inc.*	424	7,458
Roadrunner Transportation Systems, Inc.*	5,421	41,796
Universal Logistics Holdings, Inc.	1,461	34,699
USA Truck, Inc.*	1,356	24,584
YRC Worldwide, Inc.*	5,707	82,067

		515,639

Trading Companies & Distributors (0.3%)
BlueLinx Holdings, Inc. (x)*	1,438	14,035
CAI International, Inc.*	2,704	76,578

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT MICRO CAP PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

	Number of Shares	Value (Note 1)
DXP Enterprises, Inc.*	2,760	$81,614
EnviroStar, Inc. (x)	613	24,520
Foundation Building Materials, Inc.*	2,565	37,936
General Finance Corp.*	1,743	11,852
Houston Wire & Cable Co.*	2,898	20,866
Huttig Building Products, Inc. (x)*	4,237	28,176
Lawson Products, Inc.*	1,131	27,992
Titan Machinery, Inc.*	3,238	68,548
Transcat, Inc.*	1,172	16,701
Willis Lease Finance Corp.*	623	15,556

		424,374

Transportation Infrastructure (0.0%)
Sino-Global Shipping America Ltd. (x)*	1,009	2,583

Total Industrials		16,028,752

Information Technology (18.3%)
Communications Equipment (0.5%)
Aerohive Networks, Inc.*	5,505	32,094
Aviat Networks, Inc.*	779	11,817
Black Box Corp.	2,629	9,333
CalAmp Corp.*	5,975	128,043
Calix, Inc.*	7,509	44,679
Clearfield, Inc.*	2,042	25,015
ClearOne, Inc.	1,035	9,263
Communications Systems, Inc.	1,291	4,699
Comtech Telecommunications Corp.	4,013	88,768
DASAN Zhone Solutions, Inc.*	1,187	10,992
Digi International, Inc.*	4,625	44,169
EMCORE Corp.*	4,295	27,703
Harmonic, Inc.*	13,844	58,145
Inseego Corp. (x)*	7,553	12,160
KVH Industries, Inc.*	2,722	28,173
Lantronix, Inc.*	1,410	2,848
Network-1 Technologies, Inc.	2,367	5,681
ParkerVision, Inc. (x)*	3,083	3,268
PC-Tel, Inc.	2,917	21,498
Quantenna Communications, Inc. (x)*	3,861	47,104
RELM Wireless Corp.	1,523	5,407
Resonant, Inc. (x)*	2,124	15,866
Ribbon Communications, Inc.*	8,296	64,128
TESSCO Technologies, Inc.	1,078	21,722

		722,575

Electronic Equipment, Instruments & Components (2.1%)
Airgain, Inc.*	1,280	11,507
Akoustis Technologies, Inc. (x)*	2,077	12,940
Applied DNA Sciences, Inc. (x)*	3,719	5,913
Bel Fuse, Inc., Class B	1,686	42,445
ClearSign Combustion Corp. (x)*	2,608	9,389
Control4 Corp.*	44,354	1,319,976
CTS Corp.	5,575	143,556
CUI Global, Inc. (x)*	4,728	13,002
Daktronics, Inc.	6,215	56,743
Data I/O Corp.*	1,350	16,254
Electro Scientific Industries, Inc.*	5,604	120,094
eMagin Corp. (x)*	3,419	5,641
FARO Technologies, Inc.*	2,889	135,783
Frequency Electronics, Inc.*	1,025	9,594
ID Systems, Inc.*	2,051	14,234
Identiv, Inc.*	2,358	7,876
IEC Electronics Corp.*	1,794	7,391
Intellicheck, Inc. (x)*	2,721	6,966
Interlink Electronics, Inc.*	196	1,023
IntriCon Corp.*	1,076	21,305
Iteris, Inc.*	4,123	28,737
KEMET Corp.*	9,624	144,937
Key Tronic Corp.*	1,807	12,342
Kimball Electronics, Inc.*	4,632	84,534
LightPath Technologies, Inc., Class A (x)*	4,101	9,104
LRAD Corp.*	5,758	14,337
Maxwell Technologies, Inc. (x)*	6,330	36,461
Mesa Laboratories, Inc.	3,358	417,400
MicroVision, Inc. (x)*	13,331	21,730
Napco Security Technologies, Inc.*	2,048	17,920
Neonode, Inc. (x)*	7,303	5,427
Netlist, Inc. (x)*	9,767	3,003
PAR Technology Corp.*	1,943	18,167
Park Electrochemical Corp.	3,359	66,004
PC Connection, Inc.	2,020	52,944
PCM, Inc.*	1,557	15,414
Perceptron, Inc.*	1,394	13,592
Radisys Corp.*	6,425	6,457
Research Frontiers, Inc. (x)*	3,320	3,453
Richardson Electronics Ltd.	1,884	12,698
Systemax, Inc.	2,011	66,906
Vishay Precision Group, Inc.*	1,796	45,169
Wayside Technology Group, Inc.	682	11,389
Wireless Telecom Group, Inc.*	3,057	7,429

		3,077,186

Internet Software & Services (7.5%)
Alteryx, Inc., Class A*	36,559	923,846
Amber Road, Inc.*	3,504	25,719
Appfolio, Inc., Class A*	16,076	667,154
Apptio, Inc., Class A*	41,421	974,222
AutoWeb, Inc.*	1,919	17,290
Bazaarvoice, Inc.*	14,933	81,385
Blucora, Inc.*	7,699	170,148
Brightcove, Inc.*	5,940	42,174
Carbonite, Inc.*	4,403	110,515
Care.com, Inc.*	106,889	1,928,277
ChannelAdvisor Corp.*	4,427	39,843
CommerceHub, Inc. (x)*	31,731	697,765
Determine, Inc. (x)*	1,352	2,447
DHI Group, Inc.*	8,526	16,199
eGain Corp.*	3,048	16,002
Five9, Inc.*	67,932	1,690,147
Instructure, Inc.*	47,571	1,574,600
Internap Corp.*	3,483	54,718
Inuvo, Inc.*	4,633	3,753
iPass, Inc.*	11,293	5,871
Issuer Direct Corp.	236	4,331
Leaf Group Ltd.*	2,131	21,097
Limelight Networks, Inc.*	12,910	56,933
Liquidity Services, Inc.*	4,477	21,713
LivePerson, Inc.*	9,597	110,366

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT MICRO CAP PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

	Number of Shares	Value (Note 1)
Marchex, Inc., Class B*	5,809	$18,763
Marin Software, Inc.*	796	8,756
Meet Group, Inc. (The)*	11,793	33,256
Mimecast Ltd.*	26,653	764,142
MongoDB, Inc.*	8,263	245,246
Ominto, Inc. (x)*	2,218	7,519
Professional Diversity Network, Inc. (x)*	224	921
QuinStreet, Inc.*	6,376	53,431
Reis, Inc.	1,571	32,441
Remark Holdings, Inc. (x)*	2,987	29,064
SendGrid, Inc.*	1,444	34,613
SharpSpring, Inc.*	893	3,929
ShotSpotter, Inc. (x)*	562	7,896
Support.com, Inc.*	2,635	6,377
Synacor, Inc.*	5,767	13,264
TechTarget, Inc.*	3,429	47,732
Telaria, Inc.*	6,262	25,236
Tintri, Inc. (x)*	1,670	8,517
Travelzoo*	1,076	6,940
Tucows, Inc., Class A (x)*	1,572	110,119
Veritone, Inc. (x)*	7,586	175,995
XO Group, Inc.*	4,310	79,563
YuMe, Inc.	4,137	19,775

		10,990,010

IT Services (0.5%)
ALJ Regional Holdings, Inc.*	3,228	10,168
Cass Information Systems, Inc.	2,084	121,311
Computer Task Group, Inc.*	2,607	13,296
CSP, Inc.	614	9,756
Edgewater Technology, Inc.*	1,957	12,212
Everi Holdings, Inc.*	11,382	85,820
Hackett Group, Inc. (The)	4,047	63,578
Information Services Group, Inc.*	5,729	23,890
Innodata, Inc.*	4,323	5,879
JetPay Corp. (x)*	1,559	3,975
Mattersight Corp.*	3,937	10,039
ModusLink Global Solutions, Inc.*	6,607	16,451
MoneyGram International, Inc.*	5,028	66,269
Perficient, Inc.*	5,930	113,086
PFSweb, Inc.*	2,675	19,875
PRGX Global, Inc.*	3,598	25,546
ServiceSource International, Inc.*	13,221	40,853
StarTek, Inc.*	1,806	18,006
Unisys Corp. (x)*	8,809	71,793

		731,803

Semiconductors & Semiconductor Equipment (2.6%)
Adesto Technologies Corp.*	2,991	19,292
Aehr Test Systems (x)*	3,010	8,157
Alpha & Omega Semiconductor Ltd.*	3,458	56,573
Amtech Systems, Inc.*	1,995	20,090
Aquantia Corp. (x)*	48,636	551,045
Atomera, Inc. (x)*	1,834	7,941
Axcelis Technologies, Inc.*	5,188	148,896
AXT, Inc.*	6,509	56,628
CEVA, Inc.*	29,069	1,341,533
Cohu, Inc.	4,786	105,053
CVD Equipment Corp. (x)*	980	11,388
CyberOptics Corp.*	1,210	18,150
DSP Group, Inc.*	3,809	47,613
Everspin Technologies, Inc.*	1,223	9,173
FormFactor, Inc.*	12,553	196,453
GSI Technology, Inc.*	2,491	19,828
Ichor Holdings Ltd.*	3,204	78,818
Impinj, Inc. (x)*	3,145	70,857
inTEST Corp.*	1,510	13,062
IXYS Corp.*	4,477	107,224
Kopin Corp. (x)*	10,843	34,698
Nanometrics, Inc.*	4,156	103,568
NeoPhotonics Corp. (x)*	5,653	37,197
NVE Corp.	824	70,864
PDF Solutions, Inc.*	4,878	76,585
Photronics, Inc.*	11,653	99,342
Pixelworks, Inc.*	4,994	31,612
QuickLogic Corp. (x)*	13,779	23,975
Rudolph Technologies, Inc.*	5,395	128,941
Sigma Designs, Inc.*	6,522	45,328
SMART Global Holdings, Inc.*	1,080	36,396
Sunworks, Inc. (x)*	3,482	3,656
Ultra Clean Holdings, Inc.*	5,687	131,313
Xcerra Corp.*	9,376	91,791

		3,803,040

Software (4.9%)
8x8, Inc.*	40,029	564,408
A10 Networks, Inc.*	8,567	66,137
Agilysys, Inc.*	2,638	32,395
American Software, Inc., Class A	4,593	53,417
Appian Corp. (x)*	47,771	1,503,830
Asure Software, Inc. (x)*	1,668	23,552
Aware, Inc.*	2,595	11,678
BSQUARE Corp.*	2,028	9,430
Datawatch Corp.*	1,781	16,920
Digimarc Corp. (x)*	1,795	64,889
Digital Turbine, Inc. (x)*	11,333	20,286
Everbridge, Inc.*	61,984	1,842,163
Evolving Systems, Inc.*	1,655	7,779
Finjan Holdings, Inc.*	1,118	2,415
FORM Holdings Corp. (x)*	3,823	5,238
GlobalSCAPE, Inc.	2,274	8,073
Glu Mobile, Inc.*	18,250	66,430
GSE Systems, Inc.*	2,666	8,665
Majesco*	1,017	5,461
Materialise NV (ADR)*	33,930	431,250
Mind CTI Ltd.	2,850	7,895
Mitek Systems, Inc.*	5,401	48,339
MobileIron, Inc.*	10,049	39,191
Model N, Inc.*	4,063	63,992
NetSol Technologies, Inc. (x)*	1,778	8,446
Park City Group, Inc. (x)*	2,309	22,051
PROS Holdings, Inc.*	4,662	123,310
QAD, Inc., Class A	1,708	66,356
RealNetworks, Inc.*	4,080	13,954
Rosetta Stone, Inc.*	2,962	36,936
Rubicon Project, Inc. (The)*	7,788	14,564
Seachange International, Inc.*	6,043	23,749
Silver Spring Networks, Inc.*	7,422	120,533
SITO Mobile Ltd. (x)*	2,966	19,932
Talend SA (ADR)*	33,972	1,273,270
Telenav, Inc.*	4,892	26,906

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT MICRO CAP PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

	Number of Shares	Value (Note 1)
Upland Software, Inc. (x)*	1,411	$30,562
Varonis Systems, Inc.*	3,405	165,313
VASCO Data Security International, Inc.*	5,283	73,434
VirnetX Holding Corp. (x)*	8,933	33,052
Workiva, Inc.*	4,461	95,465
Zix Corp.*	9,353	40,966

		7,092,632

Technology Hardware, Storage & Peripherals (0.2%)
AstroNova, Inc.	933	13,062
Avid Technology, Inc.*	5,888	31,736
Concurrent Computer Corp.	1,547	8,926
CPI Card Group, Inc. (x)	725	2,661
Eastman Kodak Co.*	2,931	9,086
Immersion Corp. (x)*	5,074	35,822
Intevac, Inc.*	3,395	23,256
Quantum Corp.*	4,904	27,610
TransAct Technologies, Inc.	1,154	15,291
USA Technologies, Inc.*	8,407	81,968

		249,418

Total Information Technology		26,666,664

Materials (2.7%)
Chemicals (0.9%)
Advanced Emissions Solutions, Inc. (x)	3,437	33,201
AgroFresh Solutions, Inc.*	3,909	28,927
American Vanguard Corp.	4,960	97,464
Codexis, Inc.*	7,063	58,976
Core Molding Technologies, Inc.	1,300	28,210
Flotek Industries, Inc. (x)*	9,707	45,235
FutureFuel Corp.	4,387	61,813
Hawkins, Inc.	1,686	59,347
Intrepid Potash, Inc.*	16,401	78,069
KMG Chemicals, Inc.	2,272	150,133
Koppers Holdings, Inc.*	3,605	183,494
LSB Industries, Inc.*	3,818	33,446
Marrone Bio Innovations, Inc. (x)*	4,518	4,970
Northern Technologies International Corp.	626	15,525
OMNOVA Solutions, Inc.*	7,463	74,630
Rayonier Advanced Materials, Inc.	7,406	151,452
Trecora Resources*	3,477	46,940
Tredegar Corp.	4,510	86,592

		1,238,424

Construction Materials (0.7%)
United States Lime & Minerals, Inc.	339	26,137
US Concrete, Inc. (x)*	11,172	934,538

		960,675

Containers & Packaging (0.1%)
Myers Industries, Inc.	4,040	78,780
UFP Technologies, Inc.*	1,154	32,081

		110,861

Metals & Mining (0.9%)
Ampco-Pittsburgh Corp.	1,541	19,108
Friedman Industries, Inc.	1,307	7,424
Gold Resource Corp.	9,225	40,590
Haynes International, Inc.	2,170	69,549
Klondex Mines Ltd.*	30,698	80,122
Olympic Steel, Inc.	1,624	34,900
Pershing Gold Corp. (x)*	2,897	6,953
Ramaco Resources, Inc. (x)*	1,036	7,128
Ryerson Holding Corp.*	76,891	799,665
Schnitzer Steel Industries, Inc., Class A	4,569	153,061
SunCoke Energy, Inc.*	11,129	133,437
Synalloy Corp.	1,469	19,685
TimkenSteel Corp.*	6,847	104,006
Universal Stainless & Alloy Products, Inc.*	1,271	27,225

		1,502,853

Paper & Forest Products (0.1%)
Verso Corp., Class A*	5,972	104,928

Total Materials		3,917,741

Real Estate (1.8%)
Equity Real Estate Investment Trusts (REITs) (1.6%)
Armada Hoffler Properties, Inc. (REIT)	7,724	119,954
Ashford Hospitality Prime, Inc. (REIT)	4,581	44,573
Ashford Hospitality Trust, Inc. (REIT)	13,282	89,388
Bluerock Residential Growth REIT, Inc. (REIT)	3,967	40,106
BRT Apartments Corp. (REIT)	1,380	16,270
CatchMark Timber Trust, Inc. (REIT), Class A	7,531	98,882
Cedar Realty Trust, Inc. (REIT)	15,285	92,933
City Office REIT, Inc. (REIT)	5,107	66,442
Clipper Realty, Inc. (REIT) (x)	2,683	26,803
Community Healthcare Trust, Inc. (REIT)	2,971	83,485
Condor Hospitality Trust, Inc. (REIT)	941	9,363
CorEnergy Infrastructure Trust, Inc. (REIT)	2,055	78,501
Farmland Partners, Inc. (REIT) (x)	5,591	48,530
Getty Realty Corp. (REIT)	5,346	145,197
Gladstone Commercial Corp. (REIT)	4,718	99,361
Gladstone Land Corp. (REIT) (x)	1,796	24,120
Global Medical REIT, Inc. (REIT) (x)	3,139	25,740
Global Self Storage, Inc. (REIT)	1,356	6,278
Independence Realty Trust, Inc. (REIT)	14,693	148,253
Innovative Industrial Properties, Inc. (REIT) (x)	610	19,709
Jernigan Capital, Inc. (REIT)	2,277	43,286
MedEquities Realty Trust, Inc. (REIT)	4,951	55,550
NexPoint Residential Trust, Inc. (REIT)	2,973	83,066

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT MICRO CAP PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

	Number of Shares	Value (Note 1)
One Liberty Properties, Inc. (REIT)	2,486	$64,437
Plymouth Industrial REIT, Inc. (REIT) (x)	506	9,351
Preferred Apartment Communities, Inc. (REIT), Class A	6,355	128,689
RAIT Financial Trust (REIT)	15,352	5,757
Reven Housing REIT, Inc. (REIT)*	477	2,204
Safety Income and Growth, Inc. (REIT)	1,789	31,486
Sotherly Hotels, Inc. (REIT)	2,099	13,539
UMH Properties, Inc. (REIT)	5,444	81,116
Universal Health Realty Income Trust (REIT)	2,218	166,595
Urstadt Biddle Properties, Inc. (REIT), Class A	5,152	112,004
Wheeler REIT, Inc. (REIT)	1,480	14,770
Whitestone REIT (REIT) (x)	6,435	92,728

		2,188,466

Real Estate Management & Development (0.2%)
Altisource Asset Management Corp.*	132	10,771
Altisource Portfolio Solutions SA (x)*	1,866	52,248
American Realty Investors, Inc.*	361	4,513
Consolidated-Tomoka Land Co.	667	42,355
Forestar Group, Inc.*	1,826	40,172
FRP Holdings, Inc.*	1,167	51,640
Griffin Industrial Realty, Inc.	114	4,184
JW Mays, Inc.*	71	2,698
Maui Land & Pineapple Co., Inc.*	1,108	19,168
Stratus Properties, Inc.	1,009	29,967
Tejon Ranch Co.*	3,226	66,971
Transcontinental Realty Investors, Inc.*	321	10,054
Trinity Place Holdings, Inc.*	3,462	24,061

		358,802

Total Real Estate		2,547,268

Telecommunication Services (0.4%)
Diversified Telecommunication Services (0.3%)
Alaska Communications Systems Group, Inc.*	8,845	23,705
Fusion Telecommunications International, Inc. (x)*	1,950	7,313
Hawaiian Telcom Holdco, Inc.*	1,039	32,064
IDT Corp., Class B*	3,041	32,235
Intelsat SA*	6,379	21,625
magicJack VocalTec Ltd.*	2,192	18,522
Ooma, Inc.*	2,960	35,372
ORBCOMM, Inc.*	11,784	119,960
pdvWireless, Inc.*	1,668	53,543

		344,339

Wireless Telecommunication Services (0.1%)
Boingo Wireless, Inc.*	6,601	148,522
Spok Holdings, Inc.	3,403	53,257

		201,779

Total Telecommunication Services		546,118

Utilities (0.5%)
Electric Utilities (0.0%)
Genie Energy Ltd., Class B	2,256	9,836
Spark Energy, Inc., Class A (x)	2,031	25,185

		35,021

Gas Utilities (0.0%)
RGC Resources, Inc.	1,160	31,413

Independent Power and Renewable Electricity Producers (0.0%)
Atlantic Power Corp.*	20,098	47,230
US Geothermal, Inc.*	2,758	9,515

		56,745

Multi-Utilities (0.1%)
Unitil Corp.	2,412	110,035

Water Utilities (0.4%)
AquaVenture Holdings Ltd.*	2,021	31,366
Artesian Resources Corp., Class A	1,366	52,673
Cadiz, Inc. (x)*	3,779	53,851
Connecticut Water Service, Inc.	2,051	117,747
Consolidated Water Co. Ltd.	2,556	32,206
Global Water Resources, Inc.	1,746	16,308
Middlesex Water Co.	2,771	110,590
Pure Cycle Corp.*	2,957	24,691
York Water Co. (The)	2,232	75,665

		515,097

Total Utilities		748,311

Total Common Stocks (98.2%) (Cost $116,893,304)		142,828,911

	Number of Rights	Value (Note 1)
RIGHTS:
Consumer Staples (0.0%)
Beverages (0.0%)
Reed’s, Inc., CVR (r)* (Cost $—)	1,792	—

	Number of Warrants	Value (Note 1)
WARRANTS:
Industrials (0.0%)
Marine (0.0%)
Eagle Bulk Shipping, Inc., expiring 10/15/21* (Cost $—)	452	41

	Principal Amount	Value (Note 1)
SHORT-TERM INVESTMENTS:
Repurchase Agreements (13.5%)
Bank of Nova Scotia (The), 1.39%, dated 12/29/17, due 1/2/18, repurchase price $900,139, collateralized by various U.S. Government Treasury Securities, ranging from 0.000%-3.750%, maturing 1/11/18-2/15/47; total market value $918,755. (xx)	$900,000	900,000

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT MICRO CAP PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

	Principal Amount	Value (Note 1)
Bank of Nova Scotia (The), 1.39%, dated 12/29/17, due 1/2/18, repurchase price $800,124, collateralized by various U.S. Government Treasury Securities, ranging from 0.000%-3.750%, maturing 1/11/18-2/15/47; total market value $816,671. (xx)	$800,000	$800,000
Bank of Nova Scotia (The), 1.39%, dated 12/29/17, due 1/2/18, repurchase price $700,108, collateralized by various U.S. Government Treasury Securities, ranging from 0.000%-3.750%, maturing 1/11/18-2/15/47; total market value $714,587. (xx)	700,000	700,000
Citigroup Global Markets Ltd., 1.40%, dated 12/29/17, due 1/2/18, repurchase price $1,000,156, collateralized by various Foreign Government Agency Securities, ranging from 1.625%-2.500%, maturing 3/16/21-7/29/25, U.S. Government Treasury Securities, ranging from 0.875%-7.250%, maturing from 8/15/20-2/15/47; total market value $1,020,000. (xx)	1,000,000	1,000,000
Citigroup Global Markets, Inc., 1.60%, dated 12/29/17, due 1/2/18, repurchase price $3,000,533, collateralized by various Common Stocks; total market value $3,300,001. (xx)	3,000,000	3,000,000
Citigroup Global Markets, Inc., 1.60%, dated 12/29/17, due 1/2/18, repurchase price $1,000,178, collateralized by various Common Stocks; total market value $1,100,000. (xx)	1,000,000	1,000,000
Deutsche Bank AG, 1.81%, dated 12/29/17, due 1/2/18, repurchase price $1,700,342, collateralized by various Common Stocks, U.S. Government Treasury Securities, ranging from 1.875%-2.250%, maturing 4/30/22-8/15/46; total market value $1,890,776. (xx)	1,700,000	1,700,000
Deutsche Bank AG, 1.81%, dated 12/29/17, due 1/2/18, repurchase price $1,100,221, collateralized by various Common Stocks, U.S. Government Treasury Securities, ranging from 1.875%-2.250%, maturing 4/30/22-8/15/46; total market value $1,223,443. (xx)	1,100,000	1,100,000
Deutsche Bank AG, 1.81%, dated 12/29/17, due 1/2/18, repurchase price $400,080, collateralized by various Common Stocks, U.S. Government Treasury Securities, ranging from 1.875%-2.250%, maturing 4/30/22-8/15/46; total market value $444,889. (xx)	400,000	400,000
Deutsche Bank AG, 1.55%, dated 12/29/17, due 1/2/18, repurchase price $1,500,258, collateralized by various Corporate Bonds, ranging from 1.750%-1.875%, maturing 9/5/19-4/14/22, Foreign Government Agency Securities, ranging from 1.875%-2.000%, maturing 3/15/19-5/2/25; total market value $1,530,001. (xx)	1,500,000	1,500,000
Deutsche Bank AG, 1.81%, dated 12/29/17, due 1/2/18, repurchase price $2,000,402, collateralized by various Common Stocks, U.S. Government Treasury Securities, ranging from 1.875%-2.250%, maturing 4/30/22-8/15/46; total market value $2,224,443. (xx)	2,000,000	2,000,000
NBC Global Finance Ltd., 1.59%, dated 12/29/17, due 1/2/18, repurchase price $1,600,283, collateralized by various Common Stocks; total market value $1,779,883. (xx)	1,600,000	1,600,000
NBC Global Finance Ltd., 1.59%, dated 12/29/17, due 1/2/18, repurchase price $1,800,318, collateralized by various Common Stocks; total market value $2,002,368. (xx)	1,800,000	1,800,000
NBC Global Finance Ltd., 1.59%, dated 12/29/17, due 1/2/18, repurchase price $1,800,318, collateralized by various Common Stocks; total market value $2,002,368. (xx)	1,800,000	1,800,000
RBS Securities, Inc., 1.37%, dated 12/29/17, due 1/2/18, repurchase price $309,131, collateralized by various U.S. Government Treasury Securities, ranging from 1.750%-1.875%, maturing 2/28/22-9/30/22; total market value $315,267. (xx)	309,084	309,084

Total Repurchase Agreements		19,609,084

Total Short-Term Investments (13.5%) (Cost $19,609,084)		19,609,084

Total Investments in Securities (111.7%) (Cost $136,502,388)		162,438,036
Other Assets Less Liabilities (-11.7%)		(17,043,097)

Net Assets (100%)		$145,394,939

*	Non-income producing.
(r)	Value determined using significant unobservable inputs.

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT MICRO CAP PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

(x)	All or a portion of security is on loan at December 31, 2017.
(xx)	At December 31, 2017, the Portfolio had loaned securities with a total value of $18,756,338. This was secured by cash collateral of $19,609,084 which was subsequently invested in joint repurchase agreements with a total value of $19,609,084, as detailed in the Notes to the Financial Statements, for which the Portfolio has a proportionate interest as reported in the Portfolio of Investments as Repurchase Agreements, and $66,719 collateralized by various U.S. Government Treasury Securities, ranging from 0.000% – 5.000%, maturing 1/4/18 – 11/15/46.

Glossary:

ADR	— American Depositary Receipt
CVR	— Contingent Value Right
USD	— United States Dollar

Futures contracts outstanding as of December 31, 2017 (Note 1):

Description	Number of Contracts	Expiration Date	Trading Currency	Notional Amount ($)	Value and Unrealized Appreciation (Depreciation) ($)
Long Contracts
Russell 2000 E-Mini Index	17	3/2018	USD	1,306,025	9,332

					9,332

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2017:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities (a)	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.) (b)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)		Total
Assets:
Common Stocks
Consumer Discretionary	$19,280,494	$21,911	$—		$19,302,405
Consumer Staples	4,027,664	35,898	—		4,063,562
Energy	5,621,861	—	—		5,621,861
Financials	24,282,244	—	—		24,282,244
Health Care	39,096,121	—	7,864		39,103,985
Industrials	16,003,099	25,653	—		16,028,752
Information Technology	26,649,753	16,911	—		26,666,664
Materials	3,917,741	—	—		3,917,741
Real Estate	2,543,084	4,184	—		2,547,268
Telecommunication Services	546,118	—	—		546,118
Utilities	748,311	—	—		748,311
Futures	9,332	—	—		9,332
Rights
Consumer Staples	—	—	—	(c)	—	(c)
Short-Term Investments
Repurchase Agreements	—	19,609,084	—		19,609,084
Warrants
Industrials	41	—	—		41

Total Assets	$142,725,863	$19,713,641	$7,864		$162,447,368

Total Liabilities	$—	$—	$—		$—

Total	$142,725,863	$19,713,641	$7,864		$162,447,368

(a)	Securities with a market value of $1,389,020 transferred from Level 2 to Level 1 at the end of the year due to active trading.
(b)	Securities with a market value of $86,804 transferred from Level 1 to Level 2 at the end of the year due to inactive trading.
(c)	Value is zero.

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT MICRO CAP PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

There were no additional transfers between Levels 1, 2 or 3 during the year ended December 31, 2017.

Fair Values of Derivative Instruments as of December 31, 2017:

	Statement of Assets and Liabilities
Derivatives Not Accounted for as Hedging Instrument^	Asset Derivatives	Fair Value
Equity contracts	Receivables, Net assets – Unrealized appreciation	$9,332	*

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Portfolio of Investments. Only variation margin is reported within the Statement of Assets & Liabilities.

The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2017.

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instrument^	Futures
Equity contracts	$171,337

Amount of Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instrument^	Futures
Equity contracts	$11,529

^ The Portfolio held futures contracts as a substitute for investing in conventional securities.

The Portfolio held futures contracts with an average notional balance of approximately $1,419,000 during the year ended December 31, 2017.

Investment security transactions for the year ended December 31, 2017 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities (affiliated 3%)*	$75,843,442
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities (affiliated 8%)*	$86,553,627

* During the year ended December 31, 2017, the Portfolio engaged in purchases and sales of securities pursuant to Rule 17a-7 of the 1940 Act (amount is percentage of total Purchases and/or Sales).

As of December 31, 2017, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments in securities and derivative instruments, if applicable, for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$38,937,258
Aggregate gross unrealized depreciation	(13,373,264)

Net unrealized appreciation	$25,563,994

Federal income tax cost of investments in securities and derivative instruments, if applicable	$136,883,374

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT MICRO CAP PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2017

ASSETS
Investments in Securities, at value (x):
Unaffiliated Issuers (Cost $116,893,304)	$142,828,952
Repurchase Agreements (Cost $19,609,084)	19,609,084
Cash	2,437,412
Cash held as collateral at broker	45,200
Receivable for securities sold	248,756
Dividends, interest and other receivables	61,061
Securities lending income receivable	57,159
Receivable from Separate Accounts for Portfolio shares sold	494
Other assets	562

Total assets	165,288,680

LIABILITIES
Payable for return of collateral on securities loaned	19,609,084
Investment management fees payable	84,511
Payable for securities purchased	67,927
Payable to Separate Accounts for Portfolio shares redeemed	42,396
Administrative fees payable	14,771
Due to broker for futures variation margin	9,939
Trustees’ fees payable	135
Distribution fees payable – Class IB	27
Accrued expenses	64,951

Total liabilities	19,893,741

NET ASSETS	$145,394,939

Net assets were comprised of:
Paid in capital	$119,871,067
Accumulated undistributed net investment income (loss)	31,397
Accumulated undistributed net realized gain (loss)	(452,505)
Net unrealized appreciation (depreciation)	25,944,980

Net assets	$145,394,939

Class IB
Net asset value, offering and redemption price per share, $128,812 / 11,167 shares outstanding (unlimited amount authorized: $0.01 par value)	$11.53

Class K
Net asset value, offering and redemption price per share, $145,266,127 / 12,553,913 shares outstanding (unlimited amount authorized: $0.01 par value)	$11.57

(x)	Includes value of securities on loan of $18,756,338.

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2017

INVESTMENT INCOME
Dividends (net of $350 foreign withholding tax)	$887,254
Interest	10,913
Securities lending (net)	526,507

Total income	1,424,674

EXPENSES
Investment management fees	1,134,124
Administrative fees	164,356
Custodian fees	82,750
Professional fees	58,671
Printing and mailing expenses	12,047
Trustees’ fees	3,052
Distribution fees – Class IB	284
Miscellaneous	17,746

Gross expenses	1,473,030
Less: Waiver from investment manager	(271,406)

Net expenses	1,201,624

NET INVESTMENT INCOME (LOSS)	223,050

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Investments in securities	14,631,376
Futures contracts	171,337

Net realized gain (loss)	14,802,713

Change in unrealized appreciation (depreciation) on:
Investments in securities	15,997,883
Futures contracts	11,529

Net change in unrealized appreciation (depreciation)	16,009,412

NET REALIZED AND UNREALIZED GAIN (LOSS)	30,812,125

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$31,035,175

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT MICRO CAP PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2017	2016
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$223,050	$(14,353)
Net realized gain (loss)	14,802,713	(2,197,470)
Net change in unrealized appreciation (depreciation)	16,009,412	14,813,713

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	31,035,175	12,601,890

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income
Class IB	(6)	—
Class K	(326,059)	(104,103)

	(326,065)	(104,103)

Distributions from net realized capital gains
Class IB	(9,098)	—
Class K	(10,277,266)	—

	(10,286,364)	—

Return of capital
Class K	—	(104,232)

TOTAL DIVIDENDS AND DISTRIBUTIONS	(10,612,429)	(208,335)

CAPITAL SHARES TRANSACTIONS:
Class IB
Capital shares issued in reinvestment of distributions [ 821 and 0 shares, respectively ]	9,104	—

Total Class IB transactions	9,104	—

Class K
Capital shares sold [ 148,853 and 451,784 shares, respectively ]	1,638,308	3,441,689
Capital shares issued in reinvestment of dividends and distributions [ 953,630 and 20,848 shares, respectively ]	10,603,325	208,335
Capital shares repurchased [ (1,154,408) and (1,410,437) shares, respectively ]	(12,670,734)	(12,194,579)

Total Class K transactions	(429,101)	(8,544,555)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	(419,997)	(8,544,555)

TOTAL INCREASE (DECREASE) IN NET ASSETS	20,002,749	3,849,000
NET ASSETS:
Beginning of year	125,392,190	121,543,190

End of year (a)	$145,394,939	$125,392,190

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$31,397	$16,933

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT MICRO CAP PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,		May 1, 2015** to December 31, 2015		January 1, 2015 to April 13, 2015‡		April 21, 2014* to December 31, 2014
Class IB	2017	2016
Net asset value, beginning of period	$9.91	$8.95	$10.96		$10.76		$10.00

Income (loss) from investment operations:
Net investment income (loss) (e)	(0.01)	(0.02)	(0.04)		(0.01)		(0.04)
Net realized and unrealized gain (loss)	2.51	0.98	(0.77)		0.74		0.80

Total from investment operations	2.50	0.96	(0.81)		0.73		0.76

Less distributions:
Dividends from net investment income	— #	—	—		—		—
Distributions from net realized gains	(0.88)	—	(1.20)		—		—

Total dividends and distributions	(0.88)	—	(1.20)		—		—

Net asset value, end of period	$11.53	$9.91	$8.95		$11.49		$10.76

Total return (b)	25.59%	10.73%	(7.42)%		6.78%		7.60%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$129	$103	$93		$—		$27
Ratio of expenses to average net assets:
After waivers and reimbursements (a)(f)	1.15%	1.25%	1.30%		1.30%		1.30%
Before waivers and reimbursements (a)(f)	1.35%	1.38%	1.35%		1.33%		6.01%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (a)(f)	(0.08)%	(0.26)%	(0.56	)%(l)	(0.41	)%(l)	(0.54	)%(l)
Before waivers and reimbursements (a)(f)	(0.28)%	(0.40)%	(0.61	)%(l)	(0.44	)%(l)	(5.25	)%(l)
Portfolio turnover rate (z)^	58%	103%	123%		123%		85%

	Year Ended December 31,				April 21, 2014* to December 31, 2014
Class K	2017	2016	2015
Net asset value, beginning of period	$9.94	$8.97	$10.77		$10.00

Income (loss) from investment operations:
Net investment income (loss) (e)	0.02	— #	(0.03)		(0.02)
Net realized and unrealized gain (loss)	2.52	0.99	(0.57)		0.79

Total from investment operations	2.54	0.99	(0.60)		0.77

Less distributions:
Dividends from net investment income	(0.03)	(0.01)	—		—
Distributions from net realized gains	(0.88)	—	(1.20)		—
Return of capital	—	(0.01)	—		—

Total dividends and distributions	(0.91)	(0.02)	(1.20)		—

Net asset value, end of period	$11.57	$9.94	$8.97		$10.77

Total return (b)	25.90%	11.00%	(5.60)%		7.70%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$145,266	$125,290	$121,451		$126,440
Ratio of expenses to average net assets:
After waivers and reimbursements (a)(f)	0.90%	1.00%	1.05%		1.05%
Before waivers and reimbursements (a)(f)	1.10%	1.13%	1.09%		1.14%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (a)(f)	0.17%	(0.01)%	(0.29)%		(0.28	)%(l)
Before waivers and reimbursements (a)(f)	(0.04)%	(0.15)%	(0.33)%		(0.37	)%(l)
Portfolio turnover rate (z)^	58%	103%	123%		85%

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT MICRO CAP PORTFOLIO

FINANCIAL HIGHLIGHTS (Continued)

*	Commencement of Operations.
**	Resumed operations.
‡	After the close of business on April 13, 2015, operations ceased and shares were fully redeemed.
#	Per share amount is less than $0.005.
^	Portfolio turnover rate excludes derivatives, if any.
(a)	Ratios for periods less than one year are annualized. Certain non-recurring expenses incurred by the Portfolio are not annualized for periods less than one year.
(b)	Total returns for periods less than one year are not annualized.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.
(l)	The annualized ratio of net investment income to average net assets may not be indicative of operating results for a full year.
(z)	Portfolio turnover rate for periods less than one year is not annualized.

See Notes to Financial Statements.

1290 VT NATURAL RESOURCES PORTFOLIO (Unaudited)

INVESTMENT MANAGER

➢	AXA Equitable Funds Management Group, LLC

INVESTMENT SUB-ADVISER

➢	AllianceBernstein L.P.

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/17
	1 Year	Since Incept.
Portfolio – Class IB Shares*	12.10%	(0.40)%
Portfolio – Class K Shares*	12.36	(0.16)
MSCI World Commodity Producers (Net) Index	12.49	(0.05)
* Date of inception 2/8/13. Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned 12.10% for the year ended December 31, 2017. This compares to the Portfolio’s benchmark, the MSCI World Commodity Producers (Net) Index, which returned 12.49% over the same period.

Portfolio Highlights

What helped performance during the year:

•	The sub-industry groups that contributed most to performance during the year ending December 31, 2017 were integrated oil & gas, diversified metals & mining and steel.

•

The top five stocks that provided the most positive impact to benchmark performance during the year ending December 31, 2017 were Royal Dutch Shell Class A, Royal Dutch Shell Class B, Glencore PLC, BP and Chevron Corp.

What hurt performance during the year:

•	The sub-industry groups that had the least impact to performance during the year ending December 31, 2017 were oil & gas exploration & production, agriculture products, coal & consumable fuels.

•

The five stocks that provided the most negative impact to performance in the benchmark during the year ending December 31, 2017 were Exxon Mobil Corp., Anadarko Petroleum Corp., Apache Corp., Cenovus Energy Inc. and Hess Corp.

Sector Weightings as of December 31, 2017	% of Net Assets
Energy	68.1%
Materials	29.8
Repurchase Agreements	2.4
Consumer Staples	1.7
Cash and Other	(2.0)

100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees (in the case of Class IB shares of the Portfolio), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2017 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

1290 VT NATURAL RESOURCES PORTFOLIO (Unaudited)

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/17	Ending Account Value 12/31/17	Expenses Paid During Period* 7/1/17 - 12/31/17
Class IB
Actual	$1,000.00	$1,191.42	$4.97
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.67	4.58
Class K
Actual	1,000.00	1,192.59	3.59
Hypothetical (5% average annual return before expenses)	1,000.00	1,021.93	3.31

*  Expenses are equal to the Portfolio’s Class IB and Class K shares annualized expense ratios of 0.90% and 0.65%, respectively, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

EQ ADVISORS TRUST

1290 VT NATURAL RESOURCES PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2017

	Number of Shares	Value (Note 1)
COMMON STOCKS:
Chemicals (4.7%)
Fertilizers & Agricultural Chemicals (4.7%)
Agrium, Inc.	1,118	$128,592
CF Industries Holdings, Inc.	1,890	80,401
FMC Corp.	1,087	102,895
Israel Chemicals Ltd.	4,144	16,792
K+S AG (Registered)	1,551	38,624
Monsanto Co.	3,561	415,854
Mosaic Co. (The)	2,703	69,359
Potash Corp. of Saskatchewan, Inc. (x)	6,808	139,626
Yara International ASA	1,439	66,021

Total Chemicals		1,058,164

Food Products (1.7%)
Agricultural Products (1.7%)
Archer-Daniels-Midland Co.	4,559	182,725
Bunge Ltd.	1,140	76,471
Golden Agri-Resources Ltd. (x)	57,226	15,831
Ingredion, Inc.	582	81,364
Wilmar International Ltd.	12,974	29,975

Total Food Products		386,366

Metals & Mining (23.5%)
Aluminum (0.5%)
Alumina Ltd.	19,839	37,615
Norsk Hydro ASA	10,899	82,765

		120,380

Copper (1.6%)
Antofagasta plc	3,196	43,367
First Quantum Minerals Ltd.	5,587	78,271
Freeport-McMoRan, Inc.*	11,143	211,271
Lundin Mining Corp.	5,306	35,289

		368,198

Diversified Metals & Mining (12.8%)
Anglo American plc (x)	10,815	226,256
BHP Billiton Ltd.	26,030	600,564
BHP Billiton plc	17,118	351,878
Boliden AB	2,217	75,836
Glencore plc*	99,168	522,178
Mitsubishi Materials Corp.	906	32,244
Rio Tinto Ltd.	3,438	203,360
Rio Tinto plc	10,006	532,548
South32 Ltd.	42,290	115,159
Sumitomo Metal Mining Co. Ltd.	2,003	92,048
Teck Resources Ltd., Class B	4,619	120,785
Turquoise Hill Resources Ltd.*	8,154	27,829

		2,900,685

Gold (3.6%)
Agnico Eagle Mines Ltd.	1,874	86,529
Barrick Gold Corp.	9,450	136,675
Franco-Nevada Corp.	1,503	120,120
Goldcorp, Inc.	7,026	89,600
Kinross Gold Corp.*	10,106	43,576
Newcrest Mining Ltd.	6,217	110,696
Newmont Mining Corp.	4,322	162,161
Randgold Resources Ltd.	763	76,335

		825,692

Precious Metals & Minerals (0.2%)
Fresnillo plc	1,791	34,555

Silver (0.4%)
Wheaton Precious Metals Corp.	3,582	79,191

Steel (4.4%)
ArcelorMittal*	5,383	175,130
BlueScope Steel Ltd.	4,547	54,530
Fortescue Metals Group Ltd.	12,618	48,045
Hitachi Metals Ltd.	1,738	24,957
JFE Holdings, Inc.	4,233	101,660
Kobe Steel Ltd.	2,510	23,279
Maruichi Steel Tube Ltd.	457	13,384
Nippon Steel & Sumitomo Metal Corp.	6,161	158,078
Nucor Corp.	2,589	164,609
Steel Dynamics, Inc.	1,944	83,845
thyssenkrupp AG	3,532	102,620
voestalpine AG	929	55,560

		1,005,697

Total Metals & Mining		5,334,398

Oil, Gas & Consumable Fuels (68.1%)
Coal & Consumable Fuels (0.1%)
Cameco Corp. (x)	3,207	29,621

Integrated Oil & Gas (50.2%)
BP plc	160,094	1,129,821
Cenovus Energy, Inc.	8,465	77,309
Chevron Corp.	15,359	1,922,793
Eni SpA	20,618	341,391
Exxon Mobil Corp.	34,342	2,872,364
Galp Energia SGPS SA	4,062	74,691
Husky Energy, Inc.*	2,852	40,273
Imperial Oil Ltd.	2,395	74,746
Occidental Petroleum Corp.	6,197	456,471
OMV AG	1,194	75,685
Origin Energy Ltd.*	14,227	104,568
Repsol SA	9,903	175,202
Royal Dutch Shell plc, Class A	36,558	1,224,098
Royal Dutch Shell plc, Class B	30,357	1,028,146
Statoil ASA	9,323	198,937
Suncor Energy, Inc.	13,449	493,772
TOTAL SA	19,255	1,063,783

		11,354,050

Oil & Gas Exploration & Production (17.8%)
Anadarko Petroleum Corp.	4,542	243,633
Antero Resources Corp.*	1,789	33,991
Apache Corp.	3,087	130,333
ARC Resources Ltd. (x)	2,866	33,630
Cabot Oil & Gas Corp.	3,748	107,193
Canadian Natural Resources Ltd.	8,864	316,763
Cimarex Energy Co.	773	94,314
Concho Resources, Inc.*	1,206	181,165
ConocoPhillips	9,863	541,380
Continental Resources, Inc.*	760	40,257
Crescent Point Energy Corp.	4,416	33,656
Devon Energy Corp.	4,047	167,546
Diamondback Energy, Inc. (x)*	716	90,395
Encana Corp.	7,886	105,209
EOG Resources, Inc.	4,680	505,019

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT NATURAL RESOURCES PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

	Number of Shares	Value (Note 1)
EQT Corp.	2,049	$116,629
Hess Corp.	2,319	110,083
Inpex Corp.	7,703	96,326
Lundin Petroleum AB*	1,517	34,730
Marathon Oil Corp.	6,887	116,597
Newfield Exploration Co.*	1,615	50,921
Noble Energy, Inc.	3,746	109,158
Oil Search Ltd.	11,114	67,552
Parsley Energy, Inc., Class A*	1,806	53,169
Pioneer Natural Resources Co.	1,379	238,360
PrairieSky Royalty Ltd. (x)	1,724	43,971
Range Resources Corp.	2,011	34,308
Santos Ltd.*	15,195	64,615
Seven Generations Energy Ltd., Class A*	2,010	28,431
Tourmaline Oil Corp.*	1,858	33,672
Vermilion Energy, Inc. (x)	931	33,833
Woodside Petroleum Ltd.	6,828	176,235

		4,033,074

Total Oil, Gas & Consumable Fuels		15,416,745

Paper & Forest Products (1.6%)
Forest Products (0.1%)
West Fraser Timber Co. Ltd. (x)	554	34,188

Paper Products (1.5%)
Mondi plc	2,976	77,589
Oji Holdings Corp.	6,988	46,514
Stora Enso OYJ, Class R	4,465	70,824
UPM-Kymmene OYJ	4,326	134,487

		329,414

Total Paper & Forest Products		363,602

Total Common Stocks (99.6%) (Cost $21,595,030)		22,559,275

	Principal Amount	Value (Note 1)
SHORT-TERM INVESTMENTS:
Repurchase Agreements (2.4%)
Citigroup Global Markets Ltd., 1.40%, dated 12/29/17, due 1/2/18, repurchase price $24,787, collateralized by various Foreign Government Agency Securities, ranging from 1.625%-2.500%, maturing 3/16/21-7/29/25, U.S. Government Treasury Securities, ranging from 0.875%-7.250%, maturing from 8/15/20-2/15/47; total market value $25,279. (xx)	$24,783	24,783
Deutsche Bank AG, 1.81%, dated 12/29/17, due 1/2/18, repurchase price $37,520, collateralized by various Common Stocks, U.S. Government Treasury Securities, ranging from 1.875%-2.250%, maturing 4/30/22-8/15/46; total market value $41,722. (xx)	37,512	37,512
Deutsche Bank AG, 1.81%, dated 12/29/17, due 1/2/18, repurchase price $26,328, collateralized by various Common Stocks, U.S. Government Treasury Securities, ranging from 1.875%-2.250%, maturing 4/30/22-8/15/46; total market value $29,277. (xx)	$26,323	$26,323
Deutsche Bank AG, 1.81%, dated 12/29/17, due 1/2/18, repurchase price $21,820, collateralized by various Common Stocks, U.S. Government Treasury Securities, ranging from 1.875%-2.250%, maturing 4/30/22-8/15/46; total market value $24,264. (xx)	21,816	21,816
Deutsche Bank AG, 1.55%, dated 12/29/17, due 1/2/18, repurchase price $20,003, collateralized by various Corporate Bonds, ranging from 1.750%-1.875%, maturing 9/5/19-4/14/22, Foreign Government Agency Securities, ranging from 1.875%-2.000%, maturing 3/15/19-5/2/25; total market value $20,400. (xx)	20,000	20,000
Deutsche Bank AG, 1.81%, dated 12/29/17, due 1/2/18, repurchase price $36,620, collateralized by various Common Stocks, U.S. Government Treasury Securities, ranging from 1.875%-2.250%, maturing 4/30/22-8/15/46; total market value $40,722. (xx)	36,613	36,613
NBC Global Finance Ltd., 1.59%, dated 12/29/17, due 1/2/18, repurchase price $29,875, collateralized by various Common Stocks; total market value $33,228. (xx)	29,870	29,870
NBC Global Finance Ltd., 1.59%, dated 12/29/17, due 1/2/18, repurchase price $37,777, collateralized by various Common Stocks; total market value $42,016. (xx)	37,770	37,770
NBC Global Finance Ltd., 1.59%, dated 12/29/17, due 1/2/18, repurchase price $36,109, collateralized by various Common Stocks; total market value $40,162. (xx)	36,103	36,103

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT NATURAL RESOURCES PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

	Principal Amount	Value (Note 1)
RBS Securities, Inc., 1.37%, dated 12/29/17, due 1/2/18, repurchase price $275,002, collateralized by various U.S. Government Treasury Securities, ranging from 1.750%-1.875%, maturing 2/28/22-9/30/22; total market value $280,461. (xx)	$274,960	$274,960

Total Repurchase Agreements		545,750

Total Short-Term Investments (2.4%) (Cost $545,750)		545,750

Total Investments in Securities (102.0%) (Cost $22,140,780)		23,105,025
Other Assets Less Liabilities (-2.0%)		(462,245)

Net Assets (100%)		$22,642,780

*	Non-income producing.
(x)	All or a portion of security is on loan at December 31, 2017.
(xx)	At December 31, 2017, the Portfolio had loaned securities with a total value of $534,481. This was secured by cash collateral of $545,750 which was subsequently invested in joint repurchase agreements with a total value of $545,750, as detailed in the Notes to the Financial Statements, for which the Portfolio has a proportionate interest as reported in the Portfolio of Investments as Repurchase Agreements, and $12,472 collateralized by various U.S. Government Treasury Securities, ranging from 0.125% - 6.625%, maturing 4/15/18 - 2/15/27.

Country Diversification As a Percentage of Total Net Assets
Australia	7.7%
Austria	0.6
Canada	10.5
Chile	0.2
Finland	0.9
France	4.7
Germany	0.6
Israel	0.1
Italy	1.5
Japan	2.6
Jersey	0.3
Luxembourg	0.8
Mexico	0.2
Netherlands	10.0
Norway	1.5
Portugal	0.3
Singapore	0.2
South Africa	0.3
Spain	0.8
Sweden	0.5
Switzerland	2.3
United Kingdom	9.2
United States	45.9
Zambia	0.3
Cash and Other	(2.0)

100.0%

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2017:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Common Stocks
Consumer Staples	$340,560	$45,806	$—	$386,366
Energy	9,560,965	5,855,780	—	15,416,745
Materials	2,410,666	4,345,498	—	6,756,164
Short-Term Investments
Repurchase Agreements	—	545,750	—	545,750

Total Assets	$12,312,191	$10,792,834	$—	$23,105,025

Total Liabilities	$—	$—	$—	$—

Total	$12,312,191	$10,792,834	$—	$23,105,025

There were no transfers between Levels 1, 2 or 3 during the year ended December 31, 2017.

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT NATURAL RESOURCES PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2017.

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instrument^	Forward Foreign Currency Contracts
Foreign exchange contracts	$238

Amount of Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instrument^	Forward Foreign Currency Contracts
Foreign exchange contracts	$(3)

^ This Portfolio held forward foreign currency contracts for hedging.

The Portfolio held forward foreign currency contracts with an average settlement value of approximately $2,000 for one month during the year ended December 31, 2017.

Investment security transactions for the year ended December 31, 2017 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$2,804,755
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$5,038,824

As of December 31, 2017, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments in securities and derivative instruments, if applicable, for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$2,585,144
Aggregate gross unrealized depreciation	(1,778,522)

Net unrealized appreciation	$806,622

Federal income tax cost of investments in securities and derivative instruments, if applicable	$22,298,403

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT NATURAL RESOURCES PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2017

ASSETS
Investments in Securities, at value (x):
Unaffiliated Issuers (Cost $21,595,030)	$22,559,275
Repurchase Agreements (Cost $545,750)	545,750
Cash	135,841
Dividends, interest and other receivables	26,844
Receivable for securities sold	4,561
Securities lending income receivable	1,077
Receivable from Separate Accounts for Portfolio shares sold	637
Other assets	1,064

Total assets	23,275,049

LIABILITIES
Foreign currency overdraft payable	379
Payable for return of collateral on securities loaned	545,750
Investment management fees payable	12,093
Administrative fees payable	10,796
Payable to Separate Accounts for Portfolio shares redeemed	6,627
Distribution fees payable – Class IB	1,281
Trustees’ fees payable	42
Accrued expenses	55,301

Total liabilities	632,269

NET ASSETS	$22,642,780

Net assets were comprised of:
Paid in capital	$23,287,360
Accumulated undistributed net investment income (loss)	(16,337)
Accumulated undistributed net realized gain (loss)	(1,592,702)
Net unrealized appreciation (depreciation)	964,459

Net assets	$22,642,780

Class IB
Net asset value, offering and redemption price per share, $6,284,107 / 723,255 shares outstanding (unlimited amount authorized: $0.01 par value)	$8.69

Class K
Net asset value, offering and redemption price per share, $16,358,673 / 1,882,566 shares outstanding (unlimited amount authorized: $0.01 par value)	$8.69

(x)	Includes value of securities on loan of $534,481.

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2017

INVESTMENT INCOME
Dividends (net of $33,907 foreign withholding tax)	$703,056
Interest	67
Securities lending (net)	6,896

Total income	710,019

EXPENSES
Investment management fees	107,156
Custodian fees	68,000
Professional fees	55,015
Administrative fees	30,024
Distribution fees – Class IB	14,004
Printing and mailing expenses	2,116
Trustees’ fees	1,473
Miscellaneous	9,807

Gross expenses	287,595
Less: Waiver from investment manager	(134,252)

Net expenses	153,343

NET INVESTMENT INCOME (LOSS)	556,676

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Investments in securities	(220,602)
Forward foreign currency contracts	238
Foreign currency transactions	7,019

Net realized gain (loss)	(213,345)

Change in unrealized appreciation (depreciation) on:
Investments in securities	2,060,738
Forward foreign currency contracts	(3)
Foreign currency translations	536

Net change in unrealized appreciation (depreciation)	2,061,271

NET REALIZED AND UNREALIZED GAIN (LOSS)	1,847,926

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$2,404,602

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT NATURAL RESOURCES PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2017	2016
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$556,676	$509,675
Net realized gain (loss)	(213,345)	(322,599)
Net change in unrealized appreciation (depreciation)	2,061,271	5,149,899

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	2,404,602	5,336,975

DIVIDENDS:
Dividends from net investment income
Class IB	(148,365)	(108,945)
Class K	(423,774)	(402,978)

TOTAL DIVIDENDS	(572,139)	(511,923)

CAPITAL SHARES TRANSACTIONS:
Class IB
Capital shares sold [ 296,026 and 590,288 shares, respectively ]	2,324,471	4,289,852
Capital shares issued in reinvestment of dividends [ 17,921 and 13,681 shares, respectively ]	148,365	108,945
Capital shares repurchased [ (304,876) and (224,450) shares, respectively ]	(2,376,386)	(1,629,468)

Total Class IB transactions	96,450	2,769,329

Class K
Capital shares sold [ 130,939 and 486,362 shares, respectively ]	1,024,613	3,051,969
Capital shares issued in reinvestment of dividends [ 51,187 and 50,612 shares, respectively ]	423,774	402,978
Capital shares repurchased [ (481,521) and (460,685) shares, respectively ]	(3,766,520)	(3,311,419)

Total Class K transactions	(2,318,133)	143,528

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	(2,221,683)	2,912,857

TOTAL INCREASE (DECREASE) IN NET ASSETS	(389,220)	7,737,909
NET ASSETS:
Beginning of year	23,032,000	15,294,091

End of year (a)	$22,642,780	$23,032,000

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$(16,337)	$(9,220)

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT NATURAL RESOURCES PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,				February 8, 2013* to December 31, 2013
Class IB	2017	2016	2015	2014
Net asset value, beginning of period	$7.95	$6.27	$8.77	$10.31	$10.00

Income (loss) from investment operations:
Net investment income (loss) (e)	0.19	0.17	0.24	0.15	0.13
Net realized and unrealized gain (loss)	0.76	1.68	(2.51)	(1.48)	0.30

Total from investment operations	0.95	1.85	(2.27)	(1.33)	0.43

Less distributions:
Dividends from net investment income	(0.21)	(0.17)	(0.23)	(0.13)	(0.12)
Distributions from net realized gains	—	—	—	(0.08)	—

Total dividends and distributions	(0.21)	(0.17)	(0.23)	(0.21)	(0.12)

Net asset value, end of period	$8.69	$7.95	$6.27	$8.77	$10.31

Total return (b)	12.10%	29.48%	(25.76)%	(12.81)%	4.34%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$6,284	$5,680	$2,097	$3,662	$3,001
Ratio of expenses to average net assets:
After waivers and reimbursements (a)(f)	0.90%	0.90%	0.93%	1.10%	1.10%
Before waivers and reimbursements (a)(f)	1.52%	1.61%	1.84%	1.90%	2.19%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (a)(f)	2.41%	2.32%	3.01%	1.40%	1.51	%(l)
Before waivers and reimbursements (a)(f)	1.79%	1.62%	2.11%	0.60%	0.41	%(l)
Portfolio turnover rate (z)^	13%	18%	56%	31%	28%

	Year Ended December 31,				February 8, 2013* to December 31, 2013
Class K	2017	2016	2015	2014
Net asset value, beginning of period	$7.95	$6.27	$8.77	$10.31	$10.00

Income (loss) from investment operations:
Net investment income (loss) (e)	0.21	0.19	0.26	0.17	0.16
Net realized and unrealized gain (loss)	0.76	1.68	(2.51)	(1.47)	0.29

Total from investment operations	0.97	1.87	(2.25)	(1.30)	0.45

Less distributions:
Dividends from net investment income	(0.23)	(0.19)	(0.25)	(0.16)	(0.14)
Distributions from net realized gains	—	—	—	(0.08)	—

Total dividends and distributions	(0.23)	(0.19)	(0.25)	(0.24)	(0.14)

Net asset value, end of period	$8.69	$7.95	$6.27	$8.77	$10.31

Total return (b)	12.36%	29.81%	(25.57)%	(12.59)%	4.58%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$16,359	$17,352	$13,197	$16,011	$17,069
Ratio of expenses to average net assets:
After waivers and reimbursements (a)(f)	0.65%	0.65%	0.68%	0.85%	0.85%
Before waivers and reimbursements (a)(f)	1.28%	1.35%	1.63%	1.62%	1.92%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (a)(f)	2.66%	2.68%	3.33%	1.63%	1.77	%(l)
Before waivers and reimbursements (a)(f)	2.03%	1.97%	2.38%	0.86%	0.70	%(l)
Portfolio turnover rate (z)^	13%	18%	56%	31%	28%

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT NATURAL RESOURCES PORTFOLIO

FINANCIAL HIGHLIGHTS (Continued)

*	Commencement of Operations.
^	Portfolio turnover rate excludes derivatives, if any.
(a)	Ratios for periods less than one year are annualized. Certain non-recurring expenses incurred by the Portfolio are not annualized for periods less than one year.
(b)	Total returns for periods less than one year are not annualized.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.
(l)	The annualized ratio of net investment income to average net assets may not be indicative of operating results for a full year.
(z)	Portfolio turnover rate for periods less than one year is not annualized.

See Notes to Financial Statements.

1290 VT REAL ESTATE PORTFOLIO (Unaudited)

INVESTMENT MANAGER

➢	AXA Equitable Funds Management Group, LLC

INVESTMENT SUB-ADVISER

➢	AllianceBernstein L.P.

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/17
	1 Year	Since Incept.
Portfolio – Class IB Shares*	10.22%	5.41%
Portfolio – Class K Shares*	10.56	5.68
FTSE EPRA/NAREIT Developed Index	11.42	6.76
* Date of inception 2/8/13. Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned 10.22% for the year ended December 31, 2017. This compares to the Portfolio’s benchmark, the FTSE EPRA/NAREIT Developed Index, which returned 11.42% over the same period.

Portfolio Highlights

What helped performance during the year:

•	The sub-industry group that contributed most to performance for the year ending December 31, 2017 was real estate operating companies.

•

The top five stocks that provided the most positive impact to performance for the year ending December 31, 2017 were Vonovia SE, CK Asset Holdings Ltd., Prologis Inc., Link Real Estate Investments and Sun Hung Kai Properties.

What hurt performance during the year:

•	The sub-industry group that had the least impact to performance for the year ending December 31, 2017 was cable & satellite.

•

The five stocks that provided the most negative impact to performance for the year ending December 31, 2017 were Mitsubishi Estate Co., Kimco Realty Corp., DDR Corp., Brixmor Property Group Inc. and HCP Inc.

Sector Weightings as of December 31, 2017	% of Net Assets
Real Estate	98.4%
Repurchase Agreements	1.8
Exchange Traded Funds	0.9
Closed End Funds	0.2
Health Care	0.2
Consumer Discretionary	0.1
Cash and Other	(1.6)

100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees (in the case of Class IB shares of the Portfolio), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2017 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so,

1290 VT REAL ESTATE PORTFOLIO (Unaudited)

compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/17	Ending Account Value 12/31/17	Expenses Paid During Period* 7/1/17 - 12/31/17
Class IB
Actual	$1,000.00	$1,050.89	$4.65
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.67	4.58
Class K
Actual	1,000.00	1,052.30	3.36
Hypothetical (5% average annual return before expenses)	1,000.00	1,021.93	3.31

*  Expenses are equal to the Portfolio’s Class IB and Class K shares annualized expense ratios of 0.90% and 0.65%, respectively, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

EQ ADVISORS TRUST

1290 VT REAL ESTATE PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2017

	Number of Shares	Value (Note 1)
COMMON STOCKS:
Equity Real Estate Investment Trusts (REITs) (78.4%)
Diversified REITs (10.5%)
Activia Properties, Inc. (REIT)	12	$50,269
American Assets Trust, Inc. (REIT)	767	29,330
ANF Immobilier (REIT)	92	2,409
Artis REIT (REIT)	2,906	32,597
Canadian REIT (REIT)	1,439	53,004
Cofinimmo SA (REIT)	396	52,147
Cominar REIT (REIT)	3,559	40,771
Custodian Reit plc (REIT)	6,344	10,043
Daiwa House REIT Investment Corp. (REIT)	29	68,900
Dream Global REIT (REIT)	2,581	25,091
Empire State Realty Trust, Inc. (REIT), Class A	2,450	50,299
F&C UK Real Estate Investment Ltd. (REIT)	4,644	6,474
Fonciere Des Regions (REIT)	783	88,762
Forest City Realty Trust, Inc. (REIT), Class A	4,721	113,776
Gecina SA (REIT)	886	163,606
Global Net Lease, Inc. (REIT)	1,258	25,890
GPT Group (The) (REIT)	35,194	140,321
Gramercy Property Trust (REIT)	2,898	77,261
H&R REIT (REIT)	5,591	95,007
Hamborner REIT AG (REIT)	1,454	17,268
Hispania Activos Inmobiliarios SOCIMI SA (REIT)	1,697	31,968
Hulic Reit, Inc. (REIT)	18	26,199
ICADE (REIT)	694	68,223
Investors Real Estate Trust (REIT)	2,330	13,234
Kenedix Office Investment Corp. (REIT)	7	39,760
Land Securities Group plc (REIT)	13,908	189,281
Lar Espana Real Estate Socimi SA (REIT)	1,710	18,240
Lexington Realty Trust (REIT)	4,539	43,801
Liberty Property Trust (REIT)	2,855	122,794
LondonMetric Property plc (REIT)	12,412	31,170
Merlin Properties Socimi SA (REIT)	6,524	88,454
Mirvac Group (REIT)	72,232	132,444
Nomura Real Estate Master Fund, Inc. (REIT)	77	95,605
NSI NV (REIT)	337	14,057
Premier Investment Corp. (REIT)	24	22,706
PS Business Parks, Inc. (REIT)	397	49,661
RDI REIT plc (REIT)	23,544	11,704
Schroder REIT Ltd. (REIT)	10,096	8,247
Sekisui House Reit, Inc. (REIT)	17	19,855
Sekisui House Residential Investment Corp. (REIT)	20	19,987
Select Income REIT (REIT)	1,185	29,779
Spirit Realty Capital, Inc. (REIT)	9,405	80,695
Standard Life Investment Property Income Trust Ltd. (REIT)	7,536	9,488
Stockland (REIT)	47,188	164,947
STORE Capital Corp. (REIT)	3,284	85,515
Suntec REIT (REIT)	49,340	79,316
Tokyu REIT, Inc. (REIT)	17	21,123
United Urban Investment Corp. (REIT)	56	80,564
VEREIT, Inc. (REIT)	18,979	147,846
Washington REIT (REIT)	1,466	45,622
WP Carey, Inc. (REIT)	2,076	143,036

		3,078,546

Health Care REITs (6.8%)
Aedifica SA (REIT)	364	34,381
Assura plc (REIT)	34,935	30,140
CareTrust REIT, Inc. (REIT)	1,450	24,302
HCP, Inc. (REIT)	9,144	238,476
Healthcare Realty Trust, Inc. (REIT)	2,378	76,381
Healthcare Trust of America, Inc. (REIT), Class A	3,862	116,015
LTC Properties, Inc. (REIT)	771	33,577
Medical Properties Trust, Inc. (REIT)	6,995	96,391
National Health Investors, Inc. (REIT)	770	58,043
New Senior Investment Group, Inc. (REIT)	1,550	11,718
Omega Healthcare Investors, Inc. (REIT) (x)	3,785	104,239
Physicians Realty Trust (REIT)	3,478	62,569
Primary Health Properties plc (REIT)	11,113	17,555
Quality Care Properties, Inc. (REIT)*	1,778	24,554
Sabra Health Care REIT, Inc. (REIT)	3,371	63,274
Senior Housing Properties Trust (REIT)	4,568	87,477
Target Healthcare REIT Ltd. (REIT)	4,629	7,031
Universal Health Realty Income Trust (REIT)	267	20,054
Ventas, Inc. (REIT)	6,894	413,709
Welltower, Inc. (REIT)	7,129	454,616

		1,974,502

Hotel & Resort REITs (3.9%)
Apple Hospitality REIT, Inc. (REIT)	4,072	79,852
Ashford Hospitality Trust, Inc. (REIT)	1,452	9,772
CDL Hospitality Trusts (REIT)	15,088	19,065
Chatham Lodging Trust (REIT)	722	16,433
Chesapeake Lodging Trust (REIT)	1,123	30,422
DiamondRock Hospitality Co. (REIT)	3,846	43,421
Hersha Hospitality Trust (REIT)	749	13,033
Hospitality Properties Trust (REIT)	3,130	93,430
Host Hotels & Resorts, Inc. (REIT)	14,195	281,771
Invincible Investment Corp. (REIT)	74	31,491

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT REAL ESTATE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

	Number of Shares	Value (Note 1)
Japan Hotel REIT Investment Corp. (REIT)	78	$52,335
LaSalle Hotel Properties (REIT)	2,168	60,856
Park Hotels & Resorts, Inc. (REIT)	2,800	80,500
Pebblebrook Hotel Trust (REIT) (x)	1,312	48,767
RLJ Lodging Trust (REIT)	3,274	71,930
Ryman Hospitality Properties, Inc. (REIT)	857	59,150
Summit Hotel Properties, Inc. (REIT)	1,973	30,049
Sunstone Hotel Investors, Inc. (REIT)	4,358	72,038
Xenia Hotels & Resorts, Inc. (REIT)	2,072	44,734

		1,139,049

Industrial REITs (7.3%)
Ascendas REIT (REIT)	46,325	94,212
DCT Industrial Trust, Inc. (REIT)	1,790	105,216
Duke Realty Corp. (REIT)	6,924	188,402
EastGroup Properties, Inc. (REIT)	646	57,093
First Industrial Realty Trust, Inc. (REIT)	2,297	72,287
GLP J-Reit (REIT)	47	50,848
Goodman Group (REIT)	34,269	225,137
Granite REIT (REIT)	922	36,125
Hansteen Holdings plc (REIT)	7,810	15,079
Industrial & Infrastructure Fund Investment Corp. (REIT)	7	30,069
Japan Logistics Fund, Inc. (REIT)	16	29,508
Mapletree Industrial Trust (REIT)	24,444	37,101
Mapletree Logistics Trust (REIT)	31,016	30,611
Monmouth Real Estate Investment Corp. (REIT)	1,339	23,834
Nippon Prologis REIT, Inc. (REIT)	34	71,908
Prologis, Inc. (REIT)	10,255	661,550
Pure Industrial Real Estate Trust (REIT)	5,231	28,173
Rexford Industrial Realty, Inc. (REIT)	1,372	40,008
Segro plc (REIT)	19,451	154,157
STAG Industrial, Inc. (REIT)	1,786	48,811
Terreno Realty Corp. (REIT)	975	34,184
Tritax Big Box REIT plc (REIT)	26,553	53,381
Warehouses De Pauw CVA (CVA) (REIT)	322	36,097

		2,123,791

Office REITs (11.9%)
Alexandria Real Estate Equities, Inc. (REIT)	1,814	236,890
Allied Properties REIT (REIT)	1,665	55,738
alstria office REIT-AG (REIT)	2,553	39,516
Axiare Patrimonio SOCIMI SA (REIT)	1,247	27,560
Befimmo SA (REIT)	332	21,332
Beni Stabili SpA SIIQ (REIT)	19,864	18,376
Boston Properties, Inc. (REIT)	3,016	392,170
Brandywine Realty Trust (REIT)	3,345	60,846
CapitaLand Commercial Trust (REIT)	45,702	65,950
Champion REIT (REIT)	37,903	27,798
Columbia Property Trust, Inc. (REIT)	2,378	54,575
Corporate Office Properties Trust (REIT)	1,909	55,743
Cousins Properties, Inc. (REIT)(x)	8,066	74,611
Cromwell Property Group (REIT) (x)	28,846	22,732
Daiwa Office Investment Corp. (REIT)	6	31,631
Derwent London plc (REIT)	1,958	82,427
Dexus (REIT)	19,890	151,312
Douglas Emmett, Inc. (REIT)	3,108	127,614
Dream Office REIT (REIT)	1,510	26,620
Easterly Government Properties, Inc. (REIT)	819	17,477
Equity Commonwealth (REIT)*	2,334	71,210
Franklin Street Properties Corp. (REIT)	1,994	21,416
Government Properties Income Trust (REIT)	1,797	33,316
Great Portland Estates plc (REIT)	6,374	59,251
Green REIT plc (REIT)	13,339	24,887
Hibernia REIT plc (REIT)	11	20
Hibernia REIT plc (REIT)	13,485	24,432
Highwoods Properties, Inc. (REIT)	1,999	101,769
Hudson Pacific Properties, Inc. (REIT)	3,013	103,195
Inmobiliaria Colonial Socimi SA (REIT)	4,881	48,509
Intervest Offices & Warehouses NV (REIT)	297	8,014
Investa Office Fund (REIT)	10,908	38,725
Japan Excellent, Inc. (REIT)	23	26,761
Japan Prime Realty Investment Corp. (REIT)	17	54,014
Japan Real Estate Investment Corp. (REIT)	24	113,956
JBG SMITH Properties (REIT)	1,666	57,860
Keppel REIT (REIT)	37,599	35,422
Kilroy Realty Corp. (REIT)	1,870	139,596
Leasinvest Real Estate SCA (REIT)	14	1,613
Mack-Cali Realty Corp. (REIT)	1,749	37,708
Mori Hills REIT Investment Corp. (REIT)	28	33,846
Mori Trust Sogo Reit, Inc. (REIT)	19	26,441
Nippon Building Fund, Inc. (REIT)	25	122,254
Orix JREIT, Inc. (REIT)	49	67,885
Paramount Group, Inc. (REIT)	3,834	60,769
Piedmont Office Realty Trust, Inc. (REIT), Class A (x)	2,811	55,124
Regional REIT Ltd. (REIT) (m)	4,771	6,635
SL Green Realty Corp. (REIT)	1,892	190,960
Tier REIT, Inc. (REIT)	882	17,984
Vornado Realty Trust (REIT)	3,382	264,405
Workspace Group plc (REIT)	2,359	31,914

		3,470,809

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT REAL ESTATE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

	Number of Shares	Value (Note 1)
Residential REITs (10.2%)
Advance Residence Investment Corp. (REIT)	24	$59,023
American Campus Communities, Inc. (REIT)	2,597	106,555
American Homes 4 Rent (REIT), Class A	4,642	101,381
Apartment Investment & Management Co. (REIT), Class A	3,023	132,135
AvalonBay Communities, Inc. (REIT)	2,691	480,101
Boardwalk REIT (REIT)	751	25,744
Camden Property Trust (REIT)	1,768	162,762
Canadian Apartment Properties REIT (REIT)	2,610	77,490
Education Realty Trust, Inc. (REIT)	1,436	50,145
Empiric Student Property plc (REIT)	11,407	14,285
Equity LifeStyle Properties, Inc. (REIT)	1,576	140,296
Equity Residential (REIT)	6,936	442,309
Essex Property Trust, Inc. (REIT)	1,269	306,299
GCP Student Living plc (REIT)	7,502	14,585
Invitation Homes, Inc. (REIT)	5,657	133,335
Irish Residential Properties REIT plc (REIT)	6,838	12,307
Japan Rental Housing Investments, Inc. (REIT)	29	21,156
Killam Apartment REIT (REIT)	1,421	16,075
Mid-America Apartment Communities, Inc. (REIT)	2,226	223,847
Nippon Accommodations Fund, Inc. (REIT)	9	37,142
Northview Apartment REIT (REIT)	982	19,523
Sun Communities, Inc. (REIT)	1,478	137,129
UDR, Inc. (REIT)	5,153	198,494
UNITE Group plc (The) (REIT)	4,662	50,670
Xior Student Housing NV (REIT) (m)	100	4,678

		2,967,466

Retail REITs (21.5%)
Acadia Realty Trust (REIT)	1,576	43,119
AEON REIT Investment Corp. (REIT)	26	27,344
Agree Realty Corp. (REIT)	543	27,932
Alexander’s, Inc. (REIT)	39	15,438
British Land Co. plc (The) (REIT)	20,041	187,109
Brixmor Property Group, Inc. (REIT)	5,934	110,728
BWP Trust (REIT)	9,450	22,784
Capital & Regional plc (REIT)	10,372	8,192
CapitaLand Mall Trust (REIT)	44,953	71,591
CBL & Associates Properties, Inc. (REIT) (x)	3,241	18,344
Cedar Realty Trust, Inc. (REIT)	1,577	9,588
Charter Hall Retail REIT (REIT)	6,579	21,354
Crombie REIT (REIT)	1,665	18,279
DDR Corp. (REIT)	6,007	53,823
Eurocommercial Properties NV (CVA) (REIT)	927	40,386
Federal Realty Investment Trust (REIT)	1,411	187,395
Fortune REIT (REIT)	25,689	31,762
Frontier Real Estate Investment Corp. (REIT)	9	34,986
Fukuoka REIT Corp. (REIT)	12	17,913
Getty Realty Corp. (REIT)	597	16,215
GGP, Inc. (REIT)	11,954	279,604
Hammerson plc (REIT)	15,447	114,081
Immobiliare Grande Distribuzione SIIQ SpA (REIT)	6,994	8,090
Intu Properties plc (REIT)	17,270	58,992
Japan Retail Fund Investment Corp. (REIT)	52	95,347
Kenedix Retail REIT Corp. (REIT)	10	20,679
Kimco Realty Corp. (REIT)	8,007	145,327
Kite Realty Group Trust (REIT)	1,564	30,654
Kiwi Property Group Ltd. (REIT)	27,674	27,556
Klepierre SA (REIT)	3,986	175,354
Link REIT (REIT)	43,117	399,832
Macerich Co. (The) (REIT)	2,674	175,628
Mapletree Commercial Trust (REIT)	37,024	44,846
Mercialys SA (REIT)	763	16,886
National Retail Properties, Inc. (REIT)	2,890	124,646
NewRiver REIT plc (REIT)	5,791	26,146
Pennsylvania REIT (REIT) (x)	1,304	15,505
Ramco-Gershenson Properties Trust (REIT)	1,490	21,948
Realty Income Corp. (REIT)	5,511	314,237
Regency Centers Corp. (REIT)	2,894	200,207
Retail Estates NV (REIT)	102	9,033
Retail Opportunity Investments Corp. (REIT)	2,089	41,676
Retail Properties of America, Inc. (REIT), Class A	4,451	59,821
RioCan REIT (REIT)	6,343	122,924
Saul Centers, Inc. (REIT)	219	13,523
Scentre Group (REIT)	99,811	326,307
Seritage Growth Properties (REIT), Class A (x)	458	18,531
Shaftesbury plc (REIT)	4,380	61,739
Shopping Centres Australasia Property Group (REIT)	14,455	26,279
Simon Property Group, Inc. (REIT)	6,086	1,045,209
SmartCentres REIT (REIT)	2,279	56,041
Tanger Factory Outlet Centers, Inc. (REIT) (x)	1,784	47,294
Taubman Centers, Inc. (REIT)	1,134	74,198
Unibail-Rodamco SE (REIT)	1,936	487,811
Urban Edge Properties (REIT)	1,856	47,309
Urstadt Biddle Properties, Inc. (REIT), Class A	532	11,566
Vastned Retail NV (REIT)	324	16,055
Vicinity Centres (REIT)	63,961	135,743
Washington Prime Group, Inc. (REIT)	3,568	25,404

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT REAL ESTATE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

	Number of Shares	Value (Note 1)
Weingarten Realty Investors (REIT)	2,312	$75,995
Wereldhave Belgium NV (REIT)	42	4,800
Wereldhave NV (REIT)	791	37,963
Westfield Corp. (REIT)	37,404	276,961

		6,282,029

Specialized REITs (6.3%)
Big Yellow Group plc (REIT)	2,849	33,446
CubeSmart (REIT)	3,490	100,931
Digital Realty Trust, Inc. (REIT)	3,992	454,689
EPR Properties (REIT)	1,240	81,170
Extra Space Storage, Inc. (REIT)	2,364	206,732
Four Corners Property Trust, Inc. (REIT)	1,168	30,018
Gaming and Leisure Properties, Inc. (REIT)	3,883	143,671
Life Storage, Inc. (REIT)	912	81,232
National Storage Affiliates Trust (REIT)	825	22,489
Public Storage (REIT)	2,916	609,444
QTS Realty Trust, Inc. (REIT), Class A	939	50,856
Safestore Holdings plc (REIT)	3,969	26,772

		1,841,450

Total Equity Real Estate Investment Trusts (REITs)		22,877,642

Health Care Providers & Services (0.2%)
Health Care Facilities (0.2%)
Chartwell Retirement Residences	3,703	47,900

Total Health Care Providers & Services		47,900

Hotels, Restaurants & Leisure (0.1%)
Hotels, Resorts & Cruise Lines (0.1%)
Pandox AB	1,285	24,829

Total Hotels, Restaurants & Leisure		24,829

Real Estate Management & Development (20.0%)
Diversified Real Estate Activities (8.6%)
Allreal Holding AG (Registered)*	288	48,707
CapitaLand Ltd.	48,986	129,291
City Developments Ltd.	9,174	85,673
D Carnegie & Co. AB*	693	10,328
DIC Asset AG	849	10,727
Hang Lung Properties Ltd.	39,505	96,578
Henderson Land Development Co. Ltd.	20,895	137,734
Mitsubishi Estate Co. Ltd.	23,033	400,663
Mitsui Fudosan Co. Ltd.	18,434	413,098
Mobimo Holding AG (Registered)*	121	32,471
New World Development Co. Ltd.	107,234	161,135
Nomura Real Estate Holdings, Inc.	2,327	52,168
Sumitomo Realty & Development Co. Ltd.	8,422	276,784
Sun Hung Kai Properties Ltd.	27,739	462,976
Tokyo Tatemono Co. Ltd.	4,009	54,153
UOL Group Ltd.	9,250	61,346
Wharf Holdings Ltd. (The)	23,811	82,287

		2,516,119

Real Estate Development (2.2%)
ADLER Real Estate AG*	595	9,484
CK Asset Holdings Ltd.	52,502	458,973
Helical plc	1,902	8,731
Sino Land Co. Ltd.	57,759	102,317
TAG Immobilien AG	2,840	53,976

		633,481

Real Estate Operating Companies (9.2%)
ADO Properties SA(m)	572	29,017
Aeon Mall Co. Ltd.	2,309	45,166
Azrieli Group Ltd.	578	32,275
BUWOG AG*	2,101	72,475
CA Immobilien Anlagen AG	1,315	40,715
Capital & Counties Properties plc	14,214	61,354
Carmila SA (REIT)*	400	11,142
Castellum AB	5,272	88,947
Catena AB	300	5,687
Citycon OYJ	7,450	19,290
Daejan Holdings plc	96	7,861
Deutsche EuroShop AG	951	38,745
Deutsche Wohnen SE	6,923	302,857
Dios Fastigheter AB	1,616	10,983
Entra ASA(m)	2,142	31,828
Fabege AB	2,601	55,361
Fastighets AB Balder, Class B*	1,891	50,577
First Capital Realty, Inc.	2,902	47,836
Grainger plc	7,978	31,183
Grand City Properties SA	2,145	50,573
Hemfosa Fastigheter AB	2,910	38,986
Hongkong Land Holdings Ltd.	22,782	160,378
Hufvudstaden AB, Class A	2,130	34,119
Hulic Co. Ltd.	6,932	77,887
Hysan Development Co. Ltd.	11,965	63,479
Kennedy-Wilson Holdings, Inc.	2,311	40,096
Klovern AB, Class B	10,983	14,353
Kungsleden AB	3,636	26,373
LEG Immobilien AG	1,234	141,088
NTT Urban Development Corp.	2,098	24,280
Phoenix Spree Deutschland Ltd.	1,500	7,959
PSP Swiss Property AG (Registered)	732	69,373
Swire Properties Ltd.	20,557	66,306
Swiss Prime Site AG (Registered)*	1,379	127,364
Technopolis OYJ	2,775	13,918
TLG Immobilien AG	1,546	41,078
Vonovia SE	9,463	469,949
Wallenstam AB, Class B	3,598	34,607
Wharf Real Estate Investment Co. Ltd.*	23,811	158,479
Wihlborgs Fastigheter AB	1,299	31,085

		2,675,029

Total Real Estate Management & Development		5,824,629

Total Common Stocks (98.7%) (Cost $25,369,717)		28,775,000

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT REAL ESTATE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

	Number of Shares	Value (Note 1)
CLOSED END FUNDS:
F&C Commercial Property Trust Ltd.(x)	10,224	$18,760
MedicX Fund Ltd.(x)	8,308	9,422
Picton Property Income Ltd. (The)	10,519	11,895
UK Commercial Property Trust Ltd.	12,731	15,229

Total Closed End Funds (0.2%) (Cost $53,123)		55,306

EXCHANGE TRADED FUNDS (ETF):
iShares International Developed Real Estate ETF(x)	4,379	131,370
iShares U.S. Real Estate ETF(x)	1,618	131,074
Total Exchange Traded Funds (0.9%) (Cost $262,968)		262,444

	Principal Amount	Value (Note 1))
SHORT-TERM INVESTMENTS:
Repurchase Agreements (1.8%)
Bank of Nova Scotia (The), 1.39%, dated 12/29/17, due 1/2/18, repurchase price $36,047, collateralized by various U.S. Government Treasury Securities, ranging from 0.000%-3.750%, maturing 1/11/18-2/15/47; total market value $36,792. (xx)	$36,041	36,041
Bank of Nova Scotia (The), 1.39%, dated 12/29/17, due 1/2/18, repurchase price $25,850, collateralized by various U.S. Government Treasury Securities, ranging from 0.000%-3.750%, maturing 1/11/18-2/15/47; total market value $26,385. (xx)	25,846	25,846
Bank of Nova Scotia (The), 1.39%, dated 12/29/17, due 1/2/18, repurchase price $26,714, collateralized by various U.S. Government Treasury Securities, ranging from 0.000%-3.750%, maturing 1/11/18-2/15/47; total market value $27,267. (xx)	26,710	26,710
Citigroup Global Markets Ltd., 1.40%, dated 12/29/17, due 1/2/18, repurchase price $33,959, collateralized by various Foreign Government Agency Securities, ranging from 1.625%-2.500%, maturing 3/16/21-7/29/25, U.S. Government Treasury Securities, ranging from 0.875%-7.250%, maturing from 8/15/20-2/15/47; total market value $34,633. (xx)	33,954	33,954
Deutsche Bank AG, 1.81%, dated 12/29/17, due 1/2/18, repurchase price $45,606, collateralized by various Common Stocks, U.S. Government Treasury Securities, ranging from 1.875%-2.250%, maturing 4/30/22-8/15/46; total market value $50,714. (xx)	45,597	45,597
Deutsche Bank AG, 1.81%, dated 12/29/17, due 1/2/18, repurchase price $31,265, collateralized by various Common Stocks, U.S. Government Treasury Securities, ranging from 1.875%-2.250%, maturing 4/30/22-8/15/46; total market value $34,767. (xx)	31,259	31,259
Deutsche Bank AG, 1.81%, dated 12/29/17, due 1/2/18, repurchase price $6,420, collateralized by various Common Stocks, U.S. Government Treasury Securities, ranging from 1.875%-2.250%, maturing 4/30/22-8/15/46; total market value $7,139. (xx)	6,419	6,419
Deutsche Bank AG, 1.55%, dated 12/29/17, due 1/2/18, repurchase price $30,005, collateralized by various Corporate Bonds, ranging from 1.750%-1.875%, maturing 9/5/19-4/14/22, Foreign Government Agency Securities, ranging from 1.875%-2.000%, maturing 3/15/19-5/2/25; total market value $30,600. (xx)	30,000	30,000
Deutsche Bank AG, 1.81%, dated 12/29/17, due 1/2/18, repurchase price $42,845, collateralized by various Common Stocks, U.S. Government Treasury Securities, ranging from 1.875%-2.250%, maturing 4/30/22-8/15/46; total market value $47,643. (xx)	42,836	42,836
NBC Global Finance Ltd., 1.59%, dated 12/29/17, due 1/2/18, repurchase price $40,930, collateralized by various Common Stocks; total market value $45,524. (xx)	40,923	40,923
NBC Global Finance Ltd., 1.59%, dated 12/29/17, due 1/2/18, repurchase price $47,814, collateralized by various Common Stocks; total market value $53,181. (xx)	47,806	47,806
NBC Global Finance Ltd., 1.59%, dated 12/29/17, due 1/2/18, repurchase price $47,828, collateralized by various Common Stocks; total market value $53,196. (xx)	47,820	47,820

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT REAL ESTATE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

	Principal Amount	Value (Note 1))
RBS Securities, Inc., 1.37%, dated 12/29/17, due 1/2/18, repurchase price $121,326, collateralized by various U.S. Government Treasury Securities, ranging from 1.750%-1.875%, maturing 2/28/22-9/30/22; total market value $123,734. (xx)	$121,307	$121,307

Total Repurchase Agreements		536,518

Total Short-Term Investments (1.8%) (Cost $536,518)		536,518

Total Investments in Securities (101.6%) (Cost $26,222,326)		29,629,268
Other Assets Less Liabilities (-1.6%)		(469,969)

Net Assets (100%)		$29,159,299

*	Non-income producing.
(m)	Regulation S is an exemption for securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. Resale restrictions may apply for purposes of the Securities Act of 1933. At December 31, 2017, the market value of these securities amounted to $72,158 or 0.2% of net assets.
(x)	All or a portion of security is on loan at December 31, 2017.
(xx)	At December 31, 2017, the Portfolio had loaned securities with a total value of $534,700. This was secured by cash collateral of $536,518 which was subsequently invested in joint repurchase agreements with a total value of $536,518, as detailed in the Notes to the Financial Statements, for which the Portfolio has a proportionate interest as reported in the Portfolio of Investments as Repurchase Agreements, and $16,443 collateralized by various U.S. Government Treasury Securities, ranging from 0.000% – 5.500%, maturing 3/1/18 – 2/15/45.

Glossary:

CVA	— Dutch Certification

Country Diversification As a Percentage of Total Net Assets
Australia	5.8%
Austria	0.4
Belgium	0.6
Canada	2.8
Finland	0.1
France	3.5
Germany	4.1
Guernsey	0.2
Hong Kong	8.3
Ireland	0.2
Israel	0.1
Italy	0.1
Japan	9.8
Netherlands	0.4
New Zealand	0.1
Norway	0.1
Singapore	2.6
Spain	0.7
Sweden	1.5
Switzerland	0.9
United Kingdom	4.9
United States	54.4
Cash and Other	(1.6)

100.0%

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT REAL ESTATE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2017:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Closed End Funds
Investment Funds	$—	$9,422	$—	$9,422
Real Estate	—	45,884	—	45,884
Common Stocks
Consumer Discretionary	—	24,829	—	24,829
Health Care	47,900	—	—	47,900
Real Estate	15,852,486	12,849,785	—	28,702,271
Exchange Traded Funds	262,444	—	—	262,444
Short-Term Investments
Repurchase Agreements	—	536,518	—	536,518

Total Assets	$16,162,830	$13,466,438	$—	$29,629,268

Total Liabilities	$—	$—	$—	$—

Total	$16,162,830	$13,466,438	$—	$29,629,268

There were no transfers between Levels 1, 2 or 3 during the year ended December 31, 2017.

The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2017:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instrument^	Forward Foreign Currency Contracts
Foreign exchange contracts	$752

^ This Portfolio held forward foreign currency contracts for hedging.

The Portfolio held forward foreign currency contracts with an average settlement value of approximately $2,000 for one month during the year ended December 31, 2017.

Investment security transactions for the year ended December 31, 2017 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$8,732,041
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$12,090,412

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT REAL ESTATE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

As of December 31, 2017, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments in securities and derivative instruments, if applicable, for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$4,142,210
Aggregate gross unrealized depreciation	(1,300,925)

Net unrealized appreciation	$2,841,285

Federal income tax cost of investments in securities and derivative instruments, if applicable	$26,787,983

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT REAL ESTATE PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2017

ASSETS
Investments in Securities, at value (x):
Unaffiliated Issuers (Cost $25,685,808)	$29,092,750
Repurchase Agreements (Cost $536,518)	536,518
Cash	68,359
Foreign cash (Cost $15,984)	16,152
Dividends, interest and other receivables	130,526
Receivable from Separate Accounts for Portfolio shares sold	1,107
Securities lending income receivable	302
Other assets	137

Total assets	29,845,851

LIABILITIES
Payable for return of collateral on securities loaned	536,518
Payable for securities purchased	50,684
Investment management fees payable	18,829
Payable to Separate Accounts for Portfolio shares redeemed	6,642
Administrative fees payable	3,747
Distribution fees payable – Class IB	2,805
Trustees’ fees payable	47
Accrued expenses	67,280

Total liabilities	686,552

NET ASSETS	$29,159,299

Net assets were comprised of:
Paid in capital	$26,448,131
Accumulated undistributed net investment income (loss)	(474,477)
Accumulated undistributed net realized gain (loss)	(221,854)
Net unrealized appreciation (depreciation)	3,407,499

Net assets	$29,159,299

Class IB
Net asset value, offering and redemption price per share, $13,416,406 / 1,215,821 shares outstanding (unlimited amount authorized: $0.01 par value)	$11.03

Class K
Net asset value, offering and redemption price per share, $15,742,893 / 1,422,894 shares outstanding (unlimited amount authorized: $0.01 par value)	$11.06

(x)	Includes value of securities on loan of $534,700.

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2017

INVESTMENT INCOME
Dividends (net of $46,000 foreign withholding tax)	$971,578
Interest	81
Securities lending (net)	3,687

Total income	975,346

EXPENSES
Investment management fees	145,936
Custodian fees	63,200
Professional fees	57,202
Distribution fees – Class IB	31,923
Administrative fees	30,012
Printing and mailing expenses	2,829
Trustees’ fees	694
Miscellaneous	10,938

Gross expenses	342,734
Less: Waiver from investment manager	(121,060)

Net expenses	221,674

NET INVESTMENT INCOME (LOSS)	753,672

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Investments in securities	229,936
Forward foreign currency contracts	752
Foreign currency transactions	5,127

Net realized gain (loss)	235,815

Change in unrealized appreciation (depreciation) on:
Investments in securities	1,925,841
Foreign currency translations	1,831

Net change in unrealized appreciation (depreciation)	1,927,672

NET REALIZED AND UNREALIZED GAIN (LOSS)	2,163,487

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$2,917,159

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT REAL ESTATE PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2017	2016
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$753,672	$653,981
Net realized and unrealized gain (loss)	235,815	(100,952)
Net change in unrealized appreciation (depreciation)	1,927,672	811,006

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	2,917,159	1,364,035

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income
Class IB	(439,585)	(82,233)
Class K	(550,388)	(162,617)

	(989,973)	(244,850)

Distributions from net realized capital gains
Class IB	(99,769)	(155,662)
Class K	(116,335)	(220,352)

	(216,104)	(376,014)

Return of capital
Class IB	(24,600)	—
Class K	(30,800)	—

	(55,400)	—

TOTAL DIVIDENDS AND DISTRIBUTIONS	(1,261,477)	(620,864)

CAPITAL SHARES TRANSACTIONS:
Class IB
Capital shares sold [ 247,424 and 465,643 shares, respectively ]	2,683,966	5,038,273
Capital shares issued in reinvestment of dividends and distributions [ 51,177 and 21,129 shares, respectively ]	563,954	237,895
Capital shares repurchased [ (259,534) and (209,935) shares, respectively ]	(2,821,535)	(2,227,955)

Total Class IB transactions	426,385	3,048,213

Class K
Capital shares sold [ 171,703 and 317,279 shares, respectively ]	1,877,906	3,316,051
Capital shares issued in reinvestment of dividends and distributions [ 63,126 and 34,297 shares, respectively ]	697,523	382,969
Capital shares repurchased [ (555,758) and (433,764) shares, respectively ]	(6,055,388)	(4,706,987)

Total Class K transactions	(3,479,959)	(1,007,967)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	(3,053,574)	2,040,246

TOTAL INCREASE (DECREASE) IN NET ASSETS	(1,397,892)	2,783,417
NET ASSETS:
Beginning of year	30,557,191	27,773,774

End of year (a)	$29,159,299	$30,557,191

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$(474,477)	$(288,586)

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT REAL ESTATE PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,					February 8, 2013* to December 31, 2013
Class IB	2017	2016	2015		2014
Net asset value, beginning of period	$10.45	$10.17	$10.46		$9.63	$10.00

Income (loss) from investment operations:
Net investment income (loss) (e)	0.27	0.22	0.14		0.16	0.12
Net realized and unrealized gain (loss)	0.80	0.27	(0.36)		1.44	(0.30)

Total from investment operations	1.07	0.49	(0.22)		1.60	(0.18)

Less distributions:
Dividends from net investment income	(0.38)	(0.07)	(0.06)		(0.65)	(0.09)
Distributions from net realized gains	(0.09)	(0.14)	(0.01)		(0.12)	(0.02)
Return of capital	(0.02)	—	—		—	(0.08)

Total dividends and distributions	(0.49)	(0.21)	(0.07)		(0.77)	(0.19)

Net asset value, end of period	$11.03	$10.45	$10.17		$10.46	$9.63

Total return (b)	10.22%	4.67%	(2.02)%		16.60%	(1.79)%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$13,416	$12,294	$9,155		$5,787	$1,467
Ratio of expenses to average net assets:
After waivers and reimbursements (a)(f)	0.90%	0.91%	1.13	%***	1.12%**	1.10%
Before waivers and reimbursements (a)(f)	1.31%	1.41%	1.58	%***	2.04%**	2.45%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (a)(f)	2.46%	2.11%	1.36%		1.52%	1.40	%(l)
Before waivers and reimbursements (a)(f)	2.05%	1.61%	0.91%		0.59%	0.05	%(l)
Portfolio turnover rate (z)^	30%	57%	55%		48%	233%

	Year Ended December 31,					February 8, 2013* to December 31, 2013
Class K	2017	2016	2015		2014
Net asset value, beginning of period	$10.47	$10.20	$10.46		$9.63	$10.00

Income (loss) from investment operations:
Net investment income (loss) (e)	0.29	0.24	0.15		0.19	0.15
Net realized and unrealized gain (loss)	0.81	0.27	(0.34)		1.44	(0.31)

Total from investment operations	1.10	0.51	(0.19)		1.63	(0.16)

Less distributions:
Dividends from net investment income	(0.40)	(0.10)	(0.06)		(0.68)	(0.11)
Distributions from net realized gains	(0.09)	(0.14)	(0.01)		(0.12)	(0.02)
Return of capital	(0.02)	—	—		—	(0.08)

Total dividends and distributions	(0.51)	(0.24)	(0.07)		(0.80)	(0.21)

Net asset value, end of period	$11.06	$10.47	$10.20		$10.46	$9.63

Total return (b)	10.56%	4.81%	(1.73)%		16.91%	(1.57)%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$15,743	$18,263	$18,619		$21,244	$18,001
Ratio of expenses to average net assets:
After waivers and reimbursements (a)(f)	0.65%	0.66%	0.88	%***	0.87%**	0.85%
Before waivers and reimbursements (a)(f)	1.07%	1.16%	1.33	%***	1.69%**	2.14%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (a)(f)	2.68%	2.30%	1.46%		1.79%	1.67	%(l)
Before waivers and reimbursements (a)(f)	2.26%	1.79%	1.02%		0.96%	0.38	%(l)
Portfolio turnover rate (z)^	30%	57%	55%		48%	233%

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT REAL ESTATE PORTFOLIO

FINANCIAL HIGHLIGHTS (Continued)

*	Commencement of Operations.
**	Includes Interest Expense of 0.02%.
***	Includes Interest Expense of 0.03%.
^	Portfolio turnover rate excludes derivatives, if any.
(a)	Ratios for periods less than one year are annualized. Certain non-recurring expenses incurred by the Portfolio are not annualized for periods less than one year.
(b)	Total returns for periods less than one year are not annualized.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.
(l)	The annualized ratio of net investment income to average net assets may not be indicative of operating results for a full year.
(z)	Portfolio turnover rate for periods less than one year is not annualized.

See Notes to Financial Statements.

1290 VT SMALL CAP VALUE PORTFOLIO (Unaudited)

INVESTMENT MANAGER

➢	AXA Equitable Funds Management Group, LLC

INVESTMENT SUB-ADVISERS

➢	BlackRock Investment Management, LLC

➢	Horizon Asset Management LLC

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/17
	1 Year	Since Incept.
Portfolio – Class IB Shares*,**	12.80%	7.08%
Portfolio – Class K Shares*	13.08	7.32
Russell 2000® Value Index	7.84	8.87

*  Date of inception 4/21/14.

    Returns for periods greater than one year are annualized.

** The returns of Class IB were calculated using the returns of Class K, adjusted for expenses for the period from April 14, 2015 through April 30, 2015.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned 12.80% for the year ended December 31, 2017. This compares to the Portfolio’s benchmark, the Russell 2000® Value Index, which returned 7.84% over the same period.

Portfolio Highlights

What helped performance during the year:

•

Stock selection within the financials sector was the largest contributor to relative returns for the year. In particular, Texas Pacific Land Trust appreciated as oil production continued to increase in the West Texas region in which the Trust owns land. Furthermore, the Trust has now created a water business in order to monetize its ownership of the water beneath the land it owns.

•	Stock selection within the consumer discretionary sector also contributed significantly to results, as Live Nation Entertainment, Inc. and Tropicana Entertainment Inc. each appreciated strongly.

•	Stock selection within real estate also contributed to relative returns, as DREAM Unlimited Corp., Equity LifeStyle Properties, Inc., and Howard Hughes Corp. all appreciated during the year.

What hurt performance during the year:

•	The Portfolio’s industrials holdings, primarily shipping and oceanic engineering companies, detracted from returns, as that industry remains cyclically depressed.

•	The Portfolio’s avoidance of the health care sector detracted from returns, as small cap health care companies in the benchmark appreciated significantly during the year.

Portfolio Positioning and Outlook — Horizon Asset Management, LLC

While small cap markets have continued to rise, Treasury yields remain low, and the yield curve has flattened. Though persistent low interest rates have been supportive of what we view as lofty broader equity valuations, the narrowing of the spread between the 10-year and 2-year Treasury is inauspicious for equity prices looking ahead.

Though we view equity valuations as elevated overall, we strongly believe in the Portfolio’s holdings. While many major index holdings’ prices appear to be driven by index flows more than by fundamentals, there remain pockets of opportunity in the markets. In order to uncover these opportunities, it is necessary to look outside of the major indexes; accordingly, the Portfolio has relatively low overlap with the benchmark.

1290 VT SMALL CAP VALUE PORTFOLIO (Unaudited)

Sector Weightings as of December 31, 2017	% of Net Assets
Financials	30.9%
Industrials	15.0
Consumer Discretionary	11.9
Real Estate	10.5
Information Technology	5.6
Energy	5.5
Investment Company	5.4
Utilities	4.9
Repurchase Agreements	3.7
Consumer Staples	3.6
Health Care	3.0
Materials	2.5
Telecommunication Services	0.2
Cash and Other	(2.7)

100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees (in the case of Class IB shares of the Portfolio), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2017 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/17	Ending Account Value 12/31/17	Expenses Paid During Period* 7/1/17 - 12/31/17
Class IB
Actual	$1,000.00	$1,104.45	$6.10
Hypothetical (5% average annual return before expenses)	1,000.00	1,019.41	5.85
Class K
Actual	1,000.00	1,106.09	4.78
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.67	4.58

*  Expenses are equal to the Portfolio’s Class IB and Class K shares annualized expense ratios of 1.15% and 0.90%, respectively, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

EQ ADVISORS TRUST

1290 VT SMALL CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2017

	Number of Shares	Value (Note 1)
COMMON STOCKS:
Consumer Discretionary (11.9%)
Auto Components (0.9%)
American Axle & Manufacturing Holdings, Inc.*	15,608	$265,804
Cooper Tire & Rubber Co.	8,071	285,310
Cooper-Standard Holdings, Inc.*	2,119	259,578
Dana, Inc.	11,765	376,598
Dorman Products, Inc.*	19,500	1,192,229
Gentherm, Inc.*	1,261	40,037
Modine Manufacturing Co.*	7,717	155,883
Motorcar Parts of America, Inc.*	2,968	74,170
Shiloh Industries, Inc.*	768	6,298
Standard Motor Products, Inc.	1,287	57,799
Stoneridge, Inc.*	4,175	95,441
Superior Industries International, Inc. (x)	3,928	58,331
Tower International, Inc.	3,058	93,422

		2,960,900

Automobiles (0.0%)
Winnebago Industries, Inc.	595	33,082

Distributors (0.0%)
Funko, Inc., Class A*	960	6,384
VOXX International Corp.*	3,032	16,979
Weyco Group, Inc.	1,045	31,058

		54,421

Diversified Consumer Services (0.3%)
Adtalem Global Education, Inc.*	9,480	398,633
American Public Education, Inc.*	2,463	61,698
Ascent Capital Group, Inc., Class A*	1,771	20,349
Bridgepoint Education, Inc.*	360	2,988
Cambium Learning Group, Inc.*	1,497	8,503
Capella Education Co.	128	9,907
Career Education Corp.*	10,669	128,882
Carriage Services, Inc.	1,373	35,300
Houghton Mifflin Harcourt Co.*	5,032	46,798
K12, Inc.*	5,972	94,955
Laureate Education, Inc., Class A*	8,636	117,104
Liberty Tax, Inc.	1,007	11,077
Regis Corp.*	5,583	85,755
Weight Watchers International, Inc. (x)*	283	12,531

		1,034,480

Hotels, Restaurants & Leisure (1.9%)
Belmond Ltd., Class A*	13,921	170,532
Biglari Holdings, Inc.*	157	65,061
Boyd Gaming Corp.	1,247	43,707
Brinker International, Inc.	1,751	68,009
Caesars Entertainment Corp.*	20,191	255,416
Carrols Restaurant Group, Inc.*	5,535	67,250
Century Casinos, Inc.*	3,191	29,134
Del Frisco’s Restaurant Group, Inc.*	3,282	50,051
Del Taco Restaurants, Inc.*	5,142	62,321
Denny’s Corp.*	2,491	32,981
DineEquity, Inc. (x)	1,101	55,854
Drive Shack, Inc.*	5,161	28,540
El Pollo Loco Holdings, Inc.*	3,177	31,452
Empire Resorts, Inc. (x)*	307	8,289
Fiesta Restaurant Group, Inc. (x)*	3,918	74,442
Fogo De Chao, Inc. (x)*	1,523	17,667
Golden Entertainment, Inc.*	1,298	42,380
ILG, Inc.	15,272	434,947
International Speedway Corp., Class A	3,774	150,394
J Alexander’s Holdings, Inc.*	2,004	19,439
Jack in the Box, Inc.	922	90,457
La Quinta Holdings, Inc.*	10,188	188,070
Marcus Corp. (The)	539	14,742
Marriott Vacations Worldwide Corp.	383	51,785
Monarch Casino & Resort, Inc.*	1,760	78,883
Nathan’s Famous, Inc.	4	302
Penn National Gaming, Inc.*	11,586	362,989
Pinnacle Entertainment, Inc.*	2,520	82,480
Potbelly Corp.*	2,725	33,518
RCI Hospitality Holdings, Inc.	1,307	36,570
Red Lion Hotels Corp.*	2,792	27,501
Red Robin Gourmet Burgers, Inc.*	134	7,558
Sonic Corp. (x)	2,614	71,833
Speedway Motorsports, Inc.	1,897	35,796
Wendy’s Co. (The)	202,000	3,316,839
Zoe’s Kitchen, Inc. (x)*	2,182	36,483

		6,143,672

Household Durables (1.5%)
AV Homes, Inc.*	1,905	31,718
Bassett Furniture Industries, Inc.	1,634	61,438
Beazer Homes USA, Inc.*	4,944	94,974
Century Communities, Inc.*	2,833	88,106
CSS Industries, Inc.	1,470	40,910
Ethan Allen Interiors, Inc.	3,901	111,569
Flexsteel Industries, Inc.	1,183	55,341
Green Brick Partners, Inc.*	3,609	40,782
Hamilton Beach Brands Holding Co., Class A	1,288	33,089
Helen of Troy Ltd.*	2,344	225,844
Hovnanian Enterprises, Inc., Class A*	14,470	48,475
KB Home (x)	10,428	333,175
La-Z-Boy, Inc.	4,305	134,316
LGI Homes, Inc. (x)*	927	69,553
Libbey, Inc.	3,656	27,493
Lifetime Brands, Inc.	1,512	24,948
M/I Homes, Inc.*	3,309	113,830
MDC Holdings, Inc.	4,205	134,055
Meritage Homes Corp.*	5,684	291,021
New Home Co., Inc. (The)*	2,003	25,098
PICO Holdings, Inc.*	3,149	40,307
TopBuild Corp.*	2,238	169,506
TRI Pointe Group, Inc.*	151,736	2,719,108
William Lyon Homes, Class A*	3,438	99,977
ZAGG, Inc.*	1,339	24,705

		5,039,338

Internet & Direct Marketing Retail (0.1%)
1-800-Flowers.com, Inc., Class A*	2,950	31,565

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT SMALL CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

	Number of Shares	Value (Note 1)
FTD Cos., Inc.*	2,749	$19,765
Gaia, Inc., Class A*	1,285	15,934
Lands’ End, Inc. (x)*	2,103	41,114
Liberty TripAdvisor Holdings, Inc., Class A*	11,395	107,397
Overstock.com, Inc. (x)*	1,305	83,390

		299,165

Leisure Products (0.2%)
Acushnet Holdings Corp.	4,846	102,154
Callaway Golf Co.	14,743	205,369
Clarus Corp.*	3,221	25,285
Escalade, Inc.	1,720	21,156
Johnson Outdoors, Inc., Class A	739	45,885
Vista Outdoor, Inc.*	9,075	132,223

		532,072

Media (4.9%)
AMC Entertainment Holdings, Inc., Class A (x)	8,362	126,266
Beasley Broadcast Group, Inc., Class A	798	10,693
Central European Media Enterprises Ltd., Class A (x)*	13,224	61,492
Clear Channel Outdoor Holdings, Inc., Class A	5,996	27,582
Daily Journal Corp. (x)*	178	40,979
Emerald Expositions Events, Inc.	2,556	51,989
Entercom Communications Corp., Class A	4,370	47,196
Eros International plc (x)*	2,065	19,927
EW Scripps Co. (The), Class A*	9,134	142,764
Gannett Co., Inc.	17,661	204,691
Global Eagle Entertainment, Inc. (x)*	7,417	16,985
Gray Television, Inc.*	3,644	61,037
Hemisphere Media Group, Inc.*	2,244	25,918
Lions Gate Entertainment Corp., Class B*	162,784	5,166,764
Live Nation Entertainment, Inc.*	185,650	7,903,121
Loral Space & Communications, Inc.*	6,100	268,705
MDC Partners, Inc., Class A*	6,080	59,280
Meredith Corp.	6,218	410,699
MSG Networks, Inc., Class A*	9,429	190,937
National CineMedia, Inc.	9,659	66,261
New Media Investment Group, Inc.	8,134	136,489
New York Times Co. (The), Class A	3,730	69,005
Promotora de Informaciones SA (ADR)*	26,310	76,299
Reading International, Inc., Class A*	2,003	33,450
Saga Communications, Inc., Class A	592	23,946
Salem Media Group, Inc.	1,902	8,559
Scholastic Corp.	4,417	177,166
Time, Inc.	15,725	290,126
Townsquare Media, Inc., Class A*	1,480	11,366
tronc, Inc.*	1,098	19,314
WideOpenWest, Inc.*	2,168	22,916

		15,771,922

Multiline Retail (0.1%)
Dillard’s, Inc., Class A (x)	2,203	132,290
Fred’s, Inc., Class A (x)	5,277	21,372
JC Penney Co., Inc. (x)*	49,141	155,285
Sears Holdings Corp. (x)*	1,505	5,388

		314,335

Specialty Retail (1.3%)
Aaron’s, Inc.	9,920	395,312
Abercrombie & Fitch Co., Class A (x)	10,716	186,780
American Eagle Outfitters, Inc.	25,580	480,903
America’s Car-Mart, Inc.*	712	31,791
Ascena Retail Group, Inc.*	27,421	64,439
At Home Group, Inc.*	215	6,534
Barnes & Noble Education, Inc.*	6,039	49,761
Barnes & Noble, Inc.	9,510	63,717
Big 5 Sporting Goods Corp. (x)	3,120	23,712
Boot Barn Holdings, Inc. (x)*	1,808	30,031
Buckle, Inc. (The) (x)	4,615	109,606
Build-A-Bear Workshop, Inc.*	2,144	19,725
Caleres, Inc.	6,644	222,441
Carvana Co. (x)*	1,976	37,781
Cato Corp. (The), Class A	3,654	58,172
Chico’s FAS, Inc.	20,224	178,376
Citi Trends, Inc.	2,077	54,957
Conn’s, Inc. (x)*	2,937	104,410
Container Store Group, Inc. (The) (x)*	2,625	12,443
DSW, Inc., Class A	10,300	220,523
Express, Inc.*	12,372	125,576
Finish Line, Inc. (The), Class A	6,324	91,888
Genesco, Inc.*	3,050	99,125
GNC Holdings, Inc., Class A*	10,701	39,487
Group 1 Automotive, Inc.	3,123	221,639
Guess?, Inc. (x)	9,520	160,698
Haverty Furniture Cos., Inc.	2,950	66,818
Hibbett Sports, Inc.*	3,234	65,974
Kirkland’s, Inc.*	2,410	28,836
MarineMax, Inc.*	1,456	27,518
National Vision Holdings, Inc.*	2,009	81,585
Office Depot, Inc.	80,932	286,499
Party City Holdco, Inc. (x)*	4,156	57,976
Pier 1 Imports, Inc.	12,637	52,317
Rent-A-Center, Inc. (x)	6,746	74,881
Shoe Carnival, Inc.	1,771	47,374
Sonic Automotive, Inc., Class A	4,018	74,132
Tailored Brands, Inc.	5,244	114,477
Tilly’s, Inc., Class A	2,033	30,007
Vitamin Shoppe, Inc.*	3,549	15,616
Zumiez, Inc.*	2,983	62,121

		4,175,958

Textiles, Apparel & Luxury Goods (0.7%)
Columbia Sportswear Co.	2,978	214,059
Crocs, Inc.*	3,062	38,704
Deckers Outdoor Corp.*	4,639	372,280
Delta Apparel, Inc.*	1,091	22,038
Fossil Group, Inc. (x)*	6,795	52,797
G-III Apparel Group Ltd.*	6,809	251,184
Iconix Brand Group, Inc. (x)*	7,671	9,896
Movado Group, Inc.	33,241	1,070,359

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT SMALL CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

	Number of Shares	Value (Note 1)
Oxford Industries, Inc.	1,572	$118,199
Perry Ellis International, Inc.*	1,963	49,154
Sequential Brands Group, Inc.*	6,882	12,250
Unifi, Inc.*	2,384	85,514
Vera Bradley, Inc.*	3,046	37,100

		2,333,534

Total Consumer Discretionary		38,692,879

Consumer Staples (3.6%)
Beverages (0.8%)
Crimson Wine Group Ltd.*	229,940	2,453,459
MGP Ingredients, Inc. (x)	237	18,221

		2,471,680

Food & Staples Retailing (0.3%)
Andersons, Inc. (The)	4,233	131,858
Chefs’ Warehouse, Inc. (The)*	298	6,109
Ingles Markets, Inc., Class A	2,210	76,466
Natural Grocers by Vitamin Cottage, Inc. (x)*	1,600	14,288
Smart & Final Stores, Inc.*	3,669	31,370
SpartanNash Co.	5,741	153,170
SUPERVALU, Inc.*	6,022	130,075
United Natural Foods, Inc.*	7,961	392,238
Village Super Market, Inc., Class A	1,235	28,319
Weis Markets, Inc.	1,522	62,996

		1,026,889

Food Products (1.1%)
Alico, Inc.	31,711	935,474
Cal-Maine Foods, Inc. (x)*	4,510	200,470
Darling Ingredients, Inc.*	25,740	466,666
Dean Foods Co.	13,659	157,898
Farmer Brothers Co.*	1,422	45,717
Fresh Del Monte Produce, Inc.	5,088	242,545
Hostess Brands, Inc.*	11,903	176,283
Landec Corp.*	3,232	40,723
Limoneira Co.	1,315	29,456
Sanderson Farms, Inc.	3,160	438,545
Seneca Foods Corp., Class A*	1,106	34,010
Snyder’s-Lance, Inc.	13,498	675,980
Tootsie Roll Industries, Inc.	780	28,392

		3,472,159

Household Products (0.1%)
Central Garden & Pet Co.*	1,478	57,524
Central Garden & Pet Co., Class A*	4,858	183,195
HRG Group, Inc.*	1,060	17,967
Oil-Dri Corp. of America	812	33,698
Orchids Paper Products Co. (x)	1,424	18,227

		310,611

Personal Products (1.2%)
Inter Parfums, Inc.	90,538	3,933,876
Nature’s Sunshine Products, Inc.	1,660	19,173
Revlon, Inc., Class A (x)*	1,240	27,032

		3,980,081

Tobacco (0.1%)
Universal Corp.	3,892	204,330
Vector Group Ltd.	8,368	187,276

		391,606

Total Consumer Staples		11,653,026

Energy (5.3%)
Energy Equipment & Services (2.6%)
Archrock, Inc.	11,021	115,721
Basic Energy Services, Inc.*	2,767	64,941
Bristow Group, Inc. (x)	5,068	68,266
C&J Energy Services, Inc.*	7,304	244,465
CARBO Ceramics, Inc. (x)*	3,612	36,770
Diamond Offshore Drilling, Inc. (x)*	10,160	188,874
Dril-Quip, Inc.*	5,996	286,009
Ensco plc, Class A	67,427	398,494
Era Group, Inc.*	3,234	34,766
Exterran Corp.*	5,006	157,389
Fairmount Santrol Holdings, Inc. (x)*	3,008	15,732
Forum Energy Technologies, Inc.*	12,606	196,023
Frank’s International NV (x)	7,973	53,020
Geospace Technologies Corp.*	1,985	25,745
Gulf Island Fabrication, Inc.	2,054	27,575
Helix Energy Solutions Group, Inc.*	21,956	165,548
Independence Contract Drilling, Inc.*	5,105	20,318
Keane Group, Inc. (x)*	341	6,482
Key Energy Services, Inc. (x)*	1,609	18,970
Mammoth Energy Services, Inc.*	1,255	24,636
Matrix Service Co.*	4,091	72,820
McDermott International, Inc.*	44,372	291,968
Natural Gas Services Group, Inc.*	1,904	49,885
NCS Multistage Holdings, Inc. (x)*	127	1,872
Newpark Resources, Inc.*	13,426	115,464
Noble Corp. plc*	38,249	172,885
Oil States International, Inc.*	8,039	227,504
Parker Drilling Co.*	20,543	20,543
PHI, Inc. (Non-Voting)*	1,756	20,317
Pioneer Energy Services Corp.*	12,122	36,972
ProPetro Holding Corp.*	2,972	59,916
Pulse Seismic, Inc. (x)	100,000	252,040
Ranger Energy Services, Inc.*	757	6,987
Rowan Cos. plc, Class A*	18,479	289,381
SEACOR Holdings, Inc.*	2,531	116,983
SEACOR Marine Holdings, Inc.*	2,696	31,543
Smart Sand, Inc. (x)*	311	2,693
Subsea 7 SA (ADR)	251,800	3,789,590
Superior Energy Services, Inc.*	24,005	231,168
TETRA Technologies, Inc.*	18,453	78,794
Unit Corp.*	8,069	177,518
US Silica Holdings, Inc. (x)	4,994	162,605
Willbros Group, Inc.*	7,267	10,319

		8,369,511

Oil, Gas & Consumable Fuels (2.7%)
Abraxas Petroleum Corp.*	1,413	3,476
Adams Resources & Energy, Inc.	364	15,834
Approach Resources, Inc. (x)*	6,343	18,775

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT SMALL CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

	Number of Shares	Value (Note 1)
Arch Coal, Inc., Class A	3,018	$281,157
Ardmore Shipping Corp.*	2,411	19,288
Bill Barrett Corp.*	12,023	61,678
Bonanza Creek Energy, Inc.*	2,966	81,832
California Resources Corp. (x)*	6,694	130,131
Callon Petroleum Co.*	31,629	384,292
Clean Energy Fuels Corp.*	21,725	44,102
Cloud Peak Energy, Inc.*	11,881	52,870
Contango Oil & Gas Co.*	3,406	16,042
CVR Energy, Inc. (x)	2,361	87,924
Delek US Energy, Inc.	12,304	429,902
Denbury Resources, Inc.*	61,581	136,094
DHT Holdings, Inc.	13,099	47,025
Dorian LPG Ltd.*	3,537	29,074
Earthstone Energy, Inc., Class A*	3,605	38,321
Eclipse Resources Corp.*	13,534	32,482
Energy XXI Gulf Coast, Inc.*	3,956	22,707
EP Energy Corp., Class A (x)*	5,731	13,525
Frontline Ltd. (x)	12,082	55,456
GasLog Ltd. (x)	6,390	142,178
Gastar Exploration, Inc. (x)*	15,099	15,854
Gener8 Maritime, Inc.*	7,532	49,862
Golar LNG Ltd.	15,080	449,535
Green Plains, Inc.	6,263	105,532
Halcon Resources Corp. (x)*	20,394	154,383
Hallador Energy Co.	2,331	14,196
International Seaways, Inc.*	4,625	85,378
Jones Energy, Inc., Class A (x)*	6,606	7,267
Midstates Petroleum Co., Inc.*	1,807	29,960
NACCO Industries, Inc., Class A	644	24,247
Navigator Holdings Ltd.*	10,800	106,380
Navios Maritime Acquisition Corp.	13,751	15,264
Nordic American Tankers Ltd. (x)	15,849	38,989
Oasis Petroleum, Inc. (x)*	41,965	352,926
Overseas Shipholding Group, Inc., Class A*	7,439	20,383
Pacific Ethanol, Inc.*	6,562	29,857
Panhandle Oil and Gas, Inc., Class A	1,177	24,187
Par Pacific Holdings, Inc.*	31,648	610,172
PDC Energy, Inc.*	10,368	534,367
Peabody Energy Corp.*	10,476	412,440
Penn Virginia Corp.*	246	9,621
Permian Basin Royalty Trust	197,880	1,755,195
Renewable Energy Group, Inc.*	6,098	71,956
Resolute Energy Corp. (x)*	3,261	102,624
REX American Resources Corp.*	939	77,740
Ring Energy, Inc.*	337	4,684
Rosehill Resources, Inc. (x)*	356	2,798
SandRidge Energy, Inc.*	5,423	114,263
Scorpio Tankers, Inc.	37,353	113,927
SemGroup Corp., Class A	10,417	314,593
Ship Finance International Ltd. (x)	9,366	145,173
SilverBow Resources, Inc.*	898	26,689
SRC Energy, Inc.*	33,077	282,147
Stone Energy Corp. (x)*	3,090	99,374
Teekay Corp.	8,725	81,317
Teekay Tankers Ltd., Class A	31,123	43,572
Ultra Petroleum Corp.*	28,007	253,743
W&T Offshore, Inc.*	14,233	47,111
Westmoreland Coal Co. (x)*	2,231	2,700
WildHorse Resource Development Corp. (x)*	7,610	140,100

		8,914,671

Total Energy		17,284,182

Financials (30.9%)
Banks (9.1%)
1st Source Corp.	2,547	125,949
Access National Corp.	2,183	60,775
ACNB Corp.	996	29,432
Allegiance Bancshares, Inc.*	547	20,595
American National Bankshares, Inc.	1,276	48,871
Ameris Bancorp	1,387	66,853
Ames National Corp.	1,314	36,595
Arrow Financial Corp.	1,942	65,931
Atlantic Capital Bancshares, Inc.*	2,726	47,978
Banc of California, Inc. (x)	6,917	142,836
BancFirst Corp.	2,650	135,548
Banco Latinoamericano de Comercio Exterior SA, Class E	4,890	131,541
Bancorp, Inc. (The)*	7,907	78,121
BancorpSouth Bank	13,348	419,795
Bank of Commerce Holdings	2,341	26,922
Bank of Marin Bancorp	1,021	69,428
Bank of NT Butterfield & Son Ltd. (The)	2,466	89,491
Bankwell Financial Group, Inc.	804	27,609
Banner Corp.	5,206	286,955
Bar Harbor Bankshares	2,337	63,122
BCB Bancorp, Inc.	1,914	27,753
Berkshire Hills Bancorp, Inc.	6,293	230,324
Blue Hills Bancorp, Inc.	1,974	39,677
Boston Private Financial Holdings, Inc.	13,169	203,461
Bridge Bancorp, Inc.	3,044	106,540
Brookline Bancorp, Inc.	11,914	187,050
Bryn Mawr Bank Corp.	2,653	117,263
BSB Bancorp, Inc.*	976	28,548
Byline Bancorp, Inc.*	896	20,581
C&F Financial Corp.	496	28,768
Cadence BanCorp*	3,010	81,631
Camden National Corp.	2,437	102,671
Capital City Bank Group, Inc.	1,730	39,686
Capstar Financial Holdings, Inc.*	958	19,898
Carolina Financial Corp.	691	25,671
Cathay General Bancorp	11,956	504,185
CBTX, Inc. (x)	320	9,491
CenterState Bank Corp.	8,573	220,583
Central Pacific Financial Corp.	3,997	119,231
Central Valley Community Bancorp	1,482	29,907
Century Bancorp, Inc., Class A	466	36,465
Chemical Financial Corp.	11,207	599,237
Chemung Financial Corp.	521	25,060
Citizens & Northern Corp.	1,933	46,392
City Holding Co.	2,374	160,174
Civista Bancshares, Inc.	1,524	33,528
CNB Financial Corp.	2,349	61,638

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT SMALL CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

	Number of Shares		Value (Note 1)
CoBiz Financial, Inc.	5,436		$108,666
Codorus Valley Bancorp, Inc.	1,312		36,119
Columbia Banking System, Inc.	10,195		442,871
Commerce Union Bancshares, Inc.	1,073		27,512
Community Bank System, Inc.	7,701		413,929
Community Bankers Trust Corp.*	3,291		26,822
Community Financial Corp. (The)	603		23,095
Community Trust Bancorp, Inc.	2,429		114,406
ConnectOne Bancorp, Inc.	3,504		90,228
County Bancorp, Inc.	712		21,189
Customers Bancorp, Inc.*	4,448		115,604
CVB Financial Corp.	16,374		385,771
DNB Financial Corp.	467		15,738
Eagle Bancorp, Inc.*	987		57,147
Enterprise Bancorp, Inc.	1,516		51,620
Enterprise Financial Services Corp.	3,458		156,129
Equity Bancshares, Inc., Class A*	1,129		39,978
Evans Bancorp, Inc.	726		30,419
Farmers & Merchants Bancorp, Inc. (x)	1,408		57,446
Farmers Capital Bank Corp.	1,155		44,468
Farmers National Banc Corp.	3,931		57,982
FB Financial Corp.*	1,017		42,704
FCB Financial Holdings, Inc., Class A*	5,564		282,651
Fidelity Southern Corp.	3,483		75,929
Financial Institutions, Inc.	2,316		72,028
First Bancorp (Nasdaq Stock Exchange)	4,405		155,541
First Bancorp, Inc.	1,669		45,447
First Bancorp/PR*	30,325		154,658
First Bancshares, Inc. (The) (x)	1,598		54,652
First Busey Corp.	6,270		187,724
First Business Financial Services, Inc.	1,368		30,260
First Citizens BancShares, Inc., Class A	1,164		469,092
First Commonwealth Financial Corp.	15,254		218,437
First Community Bancshares, Inc.	2,629		75,531
First Connecticut Bancorp, Inc.	1,697		44,377
First Financial Bancorp	9,720		256,122
First Financial Bankshares, Inc. (x)	3,469		156,278
First Financial Corp.	1,675		75,961
First Financial Northwest, Inc.	1,123		17,418
First Foundation, Inc.*	3,041		56,380
First Guaranty Bancshares, Inc. (x)	640		16,000
First Horizon National Corp.	—	@	6
First Internet Bancorp	1,217		46,429
First Interstate BancSystem, Inc., Class A	4,104		164,365
First Merchants Corp.	6,468		272,044
First Mid-Illinois Bancshares, Inc.	1,626		62,666
First Midwest Bancorp, Inc.	16,134		387,377
First Northwest Bancorp*	1,707		27,824
First of Long Island Corp. (The)	3,033		86,441
Flushing Financial Corp.	4,347		119,543
FNB Bancorp	799		29,156
Franklin Financial Network, Inc.*	1,413		48,183
Fulton Financial Corp.	26,912		481,725
German American Bancorp, Inc.	3,384		119,557
Glacier Bancorp, Inc.	10,298		405,638
Great Southern Bancorp, Inc.	1,732		89,458
Great Western Bancorp, Inc.	9,275		369,145
Green Bancorp, Inc.*	2,709		54,993
Guaranty Bancorp	2,999		82,922
Hancock Holding Co.	13,245		655,627
Hanmi Financial Corp.	4,974		150,961
HarborOne Bancorp, Inc.*	1,072		20,540
Heartland Financial USA, Inc.	3,902		209,342
Heritage Commerce Corp.	5,245		80,353
Heritage Financial Corp.	4,706		144,945
Hilltop Holdings, Inc.	11,596		293,727
Home BancShares, Inc.	4,856		112,902
HomeTrust Bancshares, Inc.*	2,648		68,186
Hope Bancorp, Inc.	20,514		374,381
Horizon Bancorp	3,384		94,075
Howard Bancorp, Inc.*	1,108		24,376
IBERIABANK Corp.	7,944		615,659
Independent Bank Corp. (Berlin Stock Exchange)	3,235		72,302
Independent Bank Corp. (Nasdaq Stock Exchange)	4,209		293,999
Independent Bank Group, Inc.	2,768		187,117
International Bancshares Corp.	8,557		339,713
Investar Holding Corp. (x)	882		21,256
Investors Bancorp, Inc.	40,925		568,038
Lakeland Bancorp, Inc.	7,116		136,983
Lakeland Financial Corp.	3,215		155,895
LCNB Corp.	1,426		29,162
LegacyTexas Financial Group, Inc.	4,339		183,149
Macatawa Bank Corp.	4,100		41,000
MainSource Financial Group, Inc.	3,927		142,589
MB Financial, Inc.	11,655		518,880
MBT Financial Corp.	2,679		28,397
Mercantile Bank Corp.	2,524		89,274
Metropolitan Bank Holding Corp.*	484		20,376
Middlefield Banc Corp.	416		20,051
Midland States Bancorp, Inc.	2,286		74,249
MidSouth Bancorp, Inc.	2,072		27,454
MidWestOne Financial Group, Inc.	1,777		59,583
MutualFirst Financial, Inc.	1,005		38,743
National Bank Holdings Corp., Class A	2,576		83,540
National Bankshares, Inc. (x)	1,049		47,677
National Commerce Corp.*	990		39,848
NBT Bancorp, Inc.	6,721		247,333
Nicolet Bankshares, Inc.*	1,374		75,213
Northeast Bancorp	1,146		26,530
Northrim BanCorp, Inc.	1,037		35,102
Norwood Financial Corp.	906		29,898
OFG Bancorp	6,842		64,315
Ohio Valley Banc Corp.	617		24,927
Old Line Bancshares, Inc.	1,233		36,300
Old National Bancorp	21,240		370,638
Old Point Financial Corp.	525		15,619

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT SMALL CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

	Number of Shares	Value (Note 1)
Old Second Bancorp, Inc.	4,621	$63,077
Opus Bank*	1,012	27,628
Orrstown Financial Services, Inc.	1,190	30,048
Pacific Mercantile Bancorp*	2,591	22,671
Pacific Premier Bancorp, Inc.*	4,011	160,440
Paragon Commercial Corp.*	594	31,607
Park National Corp.	2,092	217,568
Parke Bancorp, Inc. (x)	866	17,796
Peapack Gladstone Financial Corp.	2,638	92,383
Penns Woods Bancorp, Inc.	766	35,680
Peoples Bancorp of North Carolina, Inc.	705	21,636
Peoples Bancorp, Inc.	2,644	86,247
Peoples Financial Services Corp.	1,073	49,980
People’s Utah Bancorp	1,840	55,752
Premier Financial Bancorp, Inc.	1,425	28,614
QCR Holdings, Inc.	1,908	81,758
RBB Bancorp	487	13,329
Renasant Corp.	6,996	286,066
Republic Bancorp, Inc., Class A	1,523	57,904
Republic First Bancorp, Inc. (x)*	6,003	50,725
S&T Bancorp, Inc.	5,413	215,492
Sandy Spring Bancorp, Inc.	3,733	145,662
Seacoast Banking Corp. of Florida*	6,712	169,210
Shore Bancshares, Inc.	1,923	32,114
Sierra Bancorp	1,944	51,633
Simmons First National Corp., Class A	6,430	367,153
SmartFinancial, Inc. (x)*	1,115	24,196
South State Corp.	5,275	459,716
Southern First Bancshares, Inc.*	1,053	43,436
Southern National Bancorp of Virginia, Inc.	3,315	53,139
Southside Bancshares, Inc.	4,368	147,114
State Bank Financial Corp.	5,993	178,831
Sterling Bancorp	33,542	825,132
Stock Yards Bancorp, Inc.	3,469	130,781
Summit Financial Group, Inc.	1,719	45,244
Sun Bancorp, Inc.	1,674	40,678
Sunshine Bancorp, Inc.*	1,003	23,009
Texas Capital Bancshares, Inc.*	1,830	162,687
Tompkins Financial Corp.	2,186	177,831
Towne Bank	8,909	273,952
TriCo Bancshares	3,231	122,326
TriState Capital Holdings, Inc.*	2,581	59,363
Triumph Bancorp, Inc.*	2,752	86,688
Trustmark Corp.	10,568	336,696
Two River Bancorp	1,081	19,599
UMB Financial Corp.	7,098	510,488
Umpqua Holdings Corp.	34,878	725,461
Union Bankshares Corp.	6,781	245,269
Union Bankshares, Inc. (x)	65	3,442
United Bankshares, Inc.	15,709	545,887
United Community Banks, Inc.	11,173	314,408
United Security Bancshares	1,958	21,538
Unity Bancorp, Inc.	1,159	22,890
Univest Corp. of Pennsylvania	4,146	116,295
Valley National Bancorp	40,918	459,100
Veritex Holdings, Inc.*	1,720	47,455
Washington Trust Bancorp, Inc.	2,397	127,640
WashingtonFirst Bankshares, Inc.	1,534	52,555
WesBanco, Inc.	6,649	270,282
West Bancorporation, Inc.	2,001	50,325
Westamerica Bancorporation (x)	4,017	239,212
Wintrust Financial Corp.	8,724	718,595
Xenith Bankshares, Inc.*	791	26,760

		29,841,978

Capital Markets (3.6%)
Actua Corp.*	4,670	72,852
Arlington Asset Investment Corp., Class A (x)	3,815	44,941
Associated Capital Group, Inc., Class A	190,762	6,504,985
B. Riley Financial, Inc. (x)	3,300	59,730
Clarke, Inc. (x)	55,800	463,890
Cowen, Inc. (x)*	3,973	54,231
Donnelley Financial Solutions, Inc.*	478	9,316
Dundee Corp., Class A*	137,900	277,041
Federated Investors, Inc., Class B	14,600	526,768
GAIN Capital Holdings, Inc. (x)	5,390	53,900
GAMCO Investors, Inc., Class A	54,425	1,613,702
Greenhill & Co., Inc. (x)	3,819	74,471
Hamilton Lane, Inc., Class A	754	26,684
INTL. FCStone, Inc.*	2,427	103,220
Investment Technology Group, Inc.	4,477	86,182
Ladenburg Thalmann Financial Services, Inc.	15,002	47,406
Medley Management, Inc., Class A	576	3,744
Oppenheimer Holdings, Inc., Class A	1,514	40,575
Piper Jaffray Cos.	2,138	184,403
PJT Partners, Inc., Class A	2,889	131,738
Pzena Investment Management, Inc., Class A	609	6,498
Safeguard Scientifics, Inc.*	3,120	34,944
Senvest Capital, Inc.*	1,110	218,556
Stifel Financial Corp.	10,477	624,010
Virtus Investment Partners, Inc. (x)	935	107,572
Waddell & Reed Financial, Inc., Class A (x)	11,706	261,512

		11,632,871

Consumer Finance (0.3%)
Elevate Credit, Inc. (x)*	2,173	16,363
Encore Capital Group, Inc.*	3,787	159,433
Enova International, Inc.*	3,671	55,799
EZCORP, Inc., Class A*	7,890	96,258
FirstCash, Inc.	5,950	401,327
LendingClub Corp.*	3,978	16,429
Nelnet, Inc., Class A	2,987	163,628
PRA Group, Inc.*	2,848	94,554
Regional Management Corp.*	1,498	39,412
World Acceptance Corp.*	919	74,182

		1,117,385

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT SMALL CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

	Number of Shares	Value (Note 1)
Diversified Financial Services (12.9%)
Cannae Holdings, Inc.*	9,738	$165,838
Marlin Business Services Corp.	907	20,317
On Deck Capital, Inc.*	7,805	44,801
Onex Corp.	46,500	3,413,053
Texas Pacific Land Trust	85,600	38,231,527
Tiptree, Inc.	4,197	24,972

		41,900,508

Insurance (2.2%)
Ambac Financial Group, Inc.*	7,129	113,921
American Equity Investment Life Holding Co.	13,574	417,129
AMERISAFE, Inc.	3,012	185,539
AmTrust Financial Services, Inc. (x)	13,480	135,744
Argo Group International Holdings Ltd.	4,531	279,336
Atlas Financial Holdings, Inc.*	817	16,789
Baldwin & Lyons, Inc., Class B	1,536	36,787
Blue Capital Reinsurance Holdings Ltd.	1,080	13,014
Citizens, Inc. (x)*	7,368	54,155
CNO Financial Group, Inc.	26,520	654,779
Crawford & Co., Class B	336	3,232
Donegal Group, Inc., Class A	1,338	23,147
eHealth, Inc.*	242	4,204
EMC Insurance Group, Inc.	1,341	38,473
Employers Holdings, Inc.	4,997	221,867
Enstar Group Ltd.*	1,765	354,324
FBL Financial Group, Inc., Class A	1,568	109,211
Federated National Holding Co.	1,832	30,356
Genworth Financial, Inc., Class A*	79,459	247,117
Global Indemnity Ltd.*	1,353	56,853
Greenlight Capital Re Ltd., Class A*	53,772	1,080,817
Hallmark Financial Services, Inc.*	2,180	22,737
HCI Group, Inc. (x)	586	17,521
Heritage Insurance Holdings, Inc. (x)	2,981	53,718
Horace Mann Educators Corp.	6,432	283,651
Independence Holding Co.	950	26,078
Infinity Property & Casualty Corp.	1,442	152,852
Investors Title Co.	57	11,306
James River Group Holdings Ltd.	3,786	151,478
Kemper Corp.	6,227	429,040
Kingstone Cos., Inc.	1,535	28,858
Maiden Holdings Ltd.	9,494	62,660
MBIA, Inc. (x)*	13,958	102,173
National General Holdings Corp.	2,972	58,370
National Western Life Group, Inc., Class A	358	118,505
Navigators Group, Inc. (The)	3,205	156,084
NI Holdings, Inc.*	1,723	29,257
RLI Corp.	953	57,809
Safety Insurance Group, Inc.	2,311	185,804
Selective Insurance Group, Inc.	9,088	533,466
State Auto Financial Corp.	2,460	71,635
Stewart Information Services Corp.	3,170	134,091
Third Point Reinsurance Ltd.*	7,010	102,697
United Fire Group, Inc.	3,423	156,020
United Insurance Holdings Corp.	786	13,559
Universal Insurance Holdings, Inc.	1,250	34,188
WMIH Corp.*	31,558	26,796

		7,097,147

Mortgage Real Estate Investment Trusts (REITs) (0.9%)
AG Mortgage Investment Trust, Inc. (REIT)	4,508	85,697
Anworth Mortgage Asset Corp. (REIT)	15,610	84,918
Apollo Commercial Real Estate Finance, Inc. (REIT) (x)	16,700	308,114
Ares Commercial Real Estate Corp. (REIT)	4,395	56,696
ARMOUR Residential REIT, Inc. (REIT) (x)	6,507	167,360
Capstead Mortgage Corp. (REIT)	15,235	131,783
Cherry Hill Mortgage Investment Corp. (REIT)	1,942	34,937
CYS Investments, Inc. (REIT)	24,225	194,527
Dynex Capital, Inc. (REIT)	7,559	52,989
Ellington Residential Mortgage REIT (REIT) (x)	1,519	18,289
Granite Point Mortgage Trust, Inc. (REIT) (x)	6,814	120,880
Great Ajax Corp. (REIT)	2,502	34,578
Hannon Armstrong Sustainable Infrastructure Capital, Inc. (REIT)	7,888	189,785
Invesco Mortgage Capital, Inc. (REIT)	17,720	315,947
KKR Real Estate Finance Trust, Inc. (REIT) (x)	1,765	35,318
Ladder Capital Corp. (REIT)	11,964	163,069
MTGE Investment Corp. (REIT)	7,162	132,497
New York Mortgage Trust, Inc. (REIT) (x)	17,292	106,692
Orchid Island Capital, Inc. (REIT) (x)	6,798	63,085
Owens Realty Mortgage, Inc. (REIT)	1,468	23,504
PennyMac Mortgage Investment Trust (REIT)‡	10,127	162,740
Redwood Trust, Inc. (REIT)	12,158	180,182
Resource Capital Corp. (REIT)	4,737	44,386
Sutherland Asset Management Corp. (REIT)	2,822	42,753
TPG RE Finance Trust, Inc. (REIT)	1,758	33,490
Western Asset Mortgage Capital Corp. (REIT)	6,417	63,849

		2,848,065

Thrifts & Mortgage Finance (1.9%)
Bank Mutual Corp.	6,886	73,336
BankFinancial Corp.	2,334	35,804
Bear State Financial, Inc.	3,060	31,304

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT SMALL CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

	Number of Shares	Value (Note 1)
Beneficial Bancorp, Inc.	10,877	$178,927
BofI Holding, Inc. (x)*	5,466	163,433
Capitol Federal Financial, Inc.	20,141	270,090
Charter Financial Corp.	1,550	27,187
Clifton Bancorp, Inc.	3,059	52,309
Dime Community Bancshares, Inc.	5,025	105,274
Entegra Financial Corp.*	1,068	31,239
ESSA Bancorp, Inc.	1,331	20,857
Federal Agricultural Mortgage Corp., Class C	1,377	107,736
First Defiance Financial Corp.	1,596	82,944
Flagstar Bancorp, Inc.*	3,360	125,731
Greene County Bancorp, Inc. (x)	107	3,488
Hingham Institution for Savings	106	21,942
Home Bancorp, Inc.	921	39,806
HomeStreet, Inc.*	4,186	121,185
Impac Mortgage Holdings, Inc. (x)*	1,597	16,226
Kearny Financial Corp.	12,412	179,353
Malvern Bancorp, Inc.*	1,014	26,567
Merchants Bancorp	935	18,401
Meridian Bancorp, Inc.	6,386	131,552
Meta Financial Group, Inc.	1,301	120,538
MGIC Investment Corp.*	58,223	821,526
Nationstar Mortgage Holdings, Inc.*	4,542	84,027
NMI Holdings, Inc., Class A*	7,583	128,911
Northfield Bancorp, Inc.	6,236	106,511
Northwest Bancshares, Inc.	14,853	248,491
OceanFirst Financial Corp.	5,057	132,746
Oconee Federal Financial Corp. (x)	139	3,989
Ocwen Financial Corp. (x)*	15,534	48,621
Oritani Financial Corp.	6,356	104,238
PCSB Financial Corp.*	2,912	55,474
PennyMac Financial Services, Inc., Class A*‡	936	20,920
PHH Corp.*	4,981	51,304
Provident Bancorp, Inc.*	681	18,012
Provident Financial Holdings, Inc.	872	16,045
Provident Financial Services, Inc.	9,668	260,746
Prudential Bancorp, Inc.	1,241	21,842
Radian Group, Inc.	34,057	701,914
Riverview Bancorp, Inc.	3,399	29,469
SI Financial Group, Inc.	1,879	27,621
Southern Missouri Bancorp, Inc.	967	36,350
Territorial Bancorp, Inc.	1,279	39,483
Timberland Bancorp, Inc.	974	25,860
TrustCo Bank Corp.	14,523	133,612
United Community Financial Corp.	7,803	71,241
United Financial Bancorp, Inc.	8,041	141,843
Walker & Dunlop, Inc.*	655	31,113
Washington Federal, Inc.	13,663	467,957
Waterstone Financial, Inc.	3,745	63,852
Western New England Bancorp, Inc.	3,981	43,393
WSFS Financial Corp.	3,480	166,518

		6,088,858

Total Financials		100,526,812

Health Care (3.0%)
Biotechnology (1.4%)
Abeona Therapeutics, Inc. (x)*	4,411	69,914
Acceleron Pharma, Inc.*	1,017	43,161
Achillion Pharmaceuticals, Inc.*	18,638	53,677
Acorda Therapeutics, Inc.*	5,887	126,276
Adamas Pharmaceuticals, Inc. (x)*	1,092	37,008
Advaxis, Inc. (x)*	506	1,437
Agenus, Inc. (x)*	2,124	6,924
Aileron Therapeutics, Inc. (x)*	225	2,372
Alder Biopharmaceuticals, Inc.*	8,316	95,218
AMAG Pharmaceuticals, Inc.*	5,507	72,968
Apellis Pharmaceuticals, Inc. (x)*	426	9,244
Ardelyx, Inc.*	5,165	34,089
Array BioPharma, Inc.*	3,776	48,333
Atara Biotherapeutics, Inc. (x)*	4,022	72,798
Athenex, Inc. (x)*	258	4,102
Athersys, Inc. (x)*	1,520	2,751
Audentes Therapeutics, Inc.*	170	5,313
Bellicum Pharmaceuticals, Inc. (x)*	1,218	10,243
BioCryst Pharmaceuticals, Inc. (x)*	2,044	10,036
Biohaven Pharmaceutical Holding Co. Ltd.*	210	5,666
BioTime, Inc.*	11,947	25,686
Bluebird Bio, Inc.*	4,628	824,247
Calyxt, Inc. (x)*	317	6,984
Cara Therapeutics, Inc. (x)*	606	7,417
Cascadian Therapeutics, Inc.*	5,186	19,188
Celldex Therapeutics, Inc.*	20,589	58,473
Chimerix, Inc.*	7,425	34,378
Concert Pharmaceuticals, Inc.*	1,671	43,229
Corvus Pharmaceuticals, Inc.*	1,276	13,219
Deciphera Pharmaceuticals, Inc.*	325	7,368
Dynavax Technologies Corp. (x)*	8,848	165,458
Editas Medicine, Inc. (x)*	1,551	47,662
Emergent BioSolutions, Inc.*	2,724	126,584
Enanta Pharmaceuticals, Inc.*	2,421	142,064
Epizyme, Inc. (x)*	2,017	25,313
Fate Therapeutics, Inc.*	4,249	25,961
Five Prime Therapeutics, Inc.*	4,331	94,936
G1 Therapeutics, Inc. (x)*	304	6,031
Genocea Biosciences, Inc.*	595	690
Heron Therapeutics, Inc. (x)*	1,065	19,277
Idera Pharmaceuticals, Inc.*	1,079	2,277
Immune Design Corp.*	4,352	16,973
Immunomedics, Inc. (x)*	10,062	162,602
Insmed, Inc.*	1,672	52,133
Intellia Therapeutics, Inc. (x)*	2,614	50,241
Iovance Biotherapeutics, Inc.*	8,979	71,832
Karyopharm Therapeutics, Inc.*	4,133	39,677
Kindred Biosciences, Inc.*	3,498	33,056
MacroGenics, Inc.*	3,763	71,497
MediciNova, Inc. (x)*	578	3,740
Merrimack Pharmaceuticals, Inc. (x)	789	8,087
Mersana Therapeutics, Inc. (x)*	178	2,925
Minerva Neurosciences, Inc.*	545	3,297
Miragen Therapeutics, Inc.*	322	3,358

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT SMALL CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

	Number of Shares	Value (Note 1)
Momenta Pharmaceuticals, Inc.*	8,823	$123,081
Myriad Genetics, Inc.*	10,151	348,636
NantKwest, Inc. (x)*	4,786	21,489
Novavax, Inc. (x)*	27,950	34,658
Novelion Therapeutics, Inc.*	2,253	7,029
Nymox Pharmaceutical Corp.*	2,673	8,821
Otonomy, Inc.*	4,450	24,698
PDL BioPharma, Inc.*	24,044	65,881
Portola Pharmaceuticals, Inc.*	672	32,713
Protagonist Therapeutics, Inc.*	797	16,578
Prothena Corp. plc (x)*	1,365	51,174
PTC Therapeutics, Inc.*	1,218	20,316
Recro Pharma, Inc. (x)*	1,885	17,436
REGENXBIO, Inc.*	3,139	104,372
Retrophin, Inc.*	6,065	127,790
Rhythm Pharmaceuticals, Inc.*	330	9,590
Sarepta Therapeutics, Inc. (x)*	2,206	122,742
Spectrum Pharmaceuticals, Inc.*	13,647	258,611
Stemline Therapeutics, Inc.*	3,098	48,329
Syndax Pharmaceuticals, Inc.*	65	569
Tocagen, Inc. (x)*	205	2,101
Trevena, Inc.*	8,083	12,933
Voyager Therapeutics, Inc.*	2,665	44,239

		4,431,176

Health Care Equipment & Supplies (0.7%)
Analogic Corp.	1,992	166,830
AngioDynamics, Inc.*	5,769	95,938
Anika Therapeutics, Inc.*	380	20,486
Cerus Corp.*	2,284	7,720
ConforMIS, Inc. (x)*	4,089	9,732
CONMED Corp.	4,322	220,292
CryoLife, Inc.*	1,651	31,617
Exactech, Inc.*	1,638	80,999
FONAR Corp.*	112	2,727
Haemonetics Corp.*	1,586	92,115
Halyard Health, Inc.*	7,384	340,993
ICU Medical, Inc.*	697	150,552
Integer Holdings Corp.*	4,898	221,879
Invacare Corp.	5,016	84,520
Lantheus Holdings, Inc.*	320	6,544
LivaNova plc*	7,628	609,630
Meridian Bioscience, Inc.	958	13,412
Obalon Therapeutics, Inc. (x)*	471	3,113
OraSure Technologies, Inc.*	495	9,336
Orthofix International NV*	2,212	120,996
Quotient Ltd. (x)*	1,542	7,633
Rockwell Medical, Inc. (x)*	717	4,173
RTI Surgical, Inc.*	1,985	8,139
Sientra, Inc. (x)*	2,148	30,201
Utah Medical Products, Inc.	65	5,291

		2,344,868

Health Care Providers & Services (0.4%)
AAC Holdings, Inc.*	1,754	15,786
Aceto Corp.	4,715	48,706
Almost Family, Inc.*	1,537	85,073
American Renal Associates Holdings, Inc.*	197	3,428
BioScrip, Inc. (x)*	15,843	46,103
Community Health Systems, Inc. (x)*	14,920	63,559
Cross Country Healthcare, Inc.*	2,994	38,203
Diplomat Pharmacy, Inc.*	7,506	150,646
Ensign Group, Inc. (The)	3,191	70,840
Kindred Healthcare, Inc.	13,401	129,990
LHC Group, Inc.*	164	10,045
Magellan Health, Inc.*	1,024	98,867
National HealthCare Corp.	1,776	108,229
National Research Corp., Class A	164	6,117
Owens & Minor, Inc.	9,590	181,060
PetIQ, Inc.*	249	5,438
Providence Service Corp. (The)*	329	19,523
R1 RCM, Inc.*	1,852	8,167
Tivity Health, Inc.*	1,957	71,528
Triple-S Management Corp., Class B*	2,796	69,481

		1,230,789

Health Care Technology (0.2%)
Allscripts Healthcare Solutions, Inc.*	28,680	417,294
Computer Programs & Systems, Inc. (x)	900	27,045
Evolent Health, Inc., Class A (x)*	7,091	87,219
HMS Holdings Corp.*	1,722	29,188
NantHealth, Inc. (x)*	2,723	8,305
Quality Systems, Inc.*	2,962	40,224

		609,275

Life Sciences Tools & Services (0.0%)
Accelerate Diagnostics, Inc. (x)*	236	6,183
Enzo Biochem, Inc.*	414	3,374
Luminex Corp.	3,682	72,536
Medpace Holdings, Inc.*	1,058	38,363
NanoString Technologies, Inc.*	1,975	14,753

		135,209

Pharmaceuticals (0.3%)
Akcea Therapeutics, Inc. (x)*	599	10,399
Aratana Therapeutics, Inc.*	460	2,420
Clearside Biomedical, Inc. (x)*	1,422	9,954
Collegium Pharmaceutical, Inc. (x)*	3,690	68,117
Dermira, Inc.*	1,093	30,396
Dova Pharmaceuticals, Inc. (x)*	189	5,443
Horizon Pharma plc*	25,597	373,717
Impax Laboratories, Inc.*	11,594	193,040
Intra-Cellular Therapies, Inc.*	6,643	96,191
Kala Pharmaceuticals, Inc. (x)*	310	5,732
Lannett Co., Inc. (x)*	4,422	102,590
Medicines Co. (The) (x)*	879	24,032
Melinta Therapeutics, Inc.*	1,419	22,420
MyoKardia, Inc.*	288	12,125
Neos Therapeutics, Inc.*	341	3,478
Phibro Animal Health Corp., Class A	142	4,757
Sienna Biopharmaceuticals, Inc. (x)*	180	3,267
Sucampo Pharmaceuticals, Inc., Class A*	698	12,529
Tetraphase Pharmaceuticals, Inc.*	8,028	50,576
Zogenix, Inc.*	1,326	53,106

		1,084,289

Total Health Care		9,835,606

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT SMALL CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

	Number of Shares	Value (Note 1)
Industrials (12.7%)
Aerospace & Defense (0.8%)
AAR Corp.	5,056	$198,650
Aerovironment, Inc.*	3,282	184,317
Cubic Corp.	3,954	233,088
Curtiss-Wright Corp.	1,759	214,334
Ducommun, Inc.*	1,655	47,085
Engility Holdings, Inc.*	2,847	80,769
Esterline Technologies Corp.*	4,105	306,644
KeyW Holding Corp. (The) (x)*	7,762	45,563
KLX, Inc.*	8,172	557,740
Kratos Defense & Security Solutions, Inc. (x)*	8,232	87,177
Mercury Systems, Inc.*	584	29,988
Moog, Inc., Class A*	4,524	392,909
National Presto Industries, Inc. (x)	693	68,919
Sparton Corp.*	1,478	34,083
Triumph Group, Inc. (x)	7,690	209,168
Vectrus, Inc.*	1,377	42,480

		2,732,914

Air Freight & Logistics (0.2%)
Atlas Air Worldwide Holdings, Inc.*	3,646	213,838
Echo Global Logistics, Inc.*	4,123	115,444
Hub Group, Inc., Class A*	5,173	247,787
Park-Ohio Holdings Corp.	1,361	62,538

		639,607

Airlines (0.1%)
Hawaiian Holdings, Inc.	752	29,967
SkyWest, Inc.	7,947	421,986

		451,953

Building Products (0.2%)
Armstrong Flooring, Inc.*	3,378	57,156
Caesarstone Ltd.*	1,307	28,754
CSW Industrials, Inc.*	1,287	59,138
Gibraltar Industries, Inc.*	5,043	166,419
Griffon Corp.	693	14,103
Insteel Industries, Inc.	291	8,241
Quanex Building Products Corp.	4,873	114,028
Simpson Manufacturing Co., Inc.	5,535	317,764
Universal Forest Products, Inc.	1,071	40,291

		805,894

Commercial Services & Supplies (3.8%)
ABM Industries, Inc.	4,385	165,402
ACCO Brands Corp.*	16,469	200,922
ARC Document Solutions, Inc.*	6,522	16,631
Brady Corp., Class A	1,567	59,389
Casella Waste Systems, Inc., Class A*	4,902	112,844
CECO Environmental Corp.	4,911	25,193
Civeo Corp.*	3,606,338	9,845,302
CompX International, Inc.	265	3,525
Ennis, Inc.	4,030	83,623
Essendant, Inc.	5,876	54,471
Heritage-Crystal Clean, Inc.*	1,032	22,446
Herman Miller, Inc.	1,399	56,030
InnerWorkings, Inc.*	476	4,774
Interface, Inc.	933	23,465
Kimball International, Inc., Class B	680	12,696
Knoll, Inc.	534	12,303
LSC Communications, Inc.	5,266	79,780
McGrath RentCorp	3,436	161,423
Mobile Mini, Inc.	6,939	239,396
NL Industries, Inc.*	1,334	19,010
Quad/Graphics, Inc.	2,169	49,019
RR Donnelley & Sons Co.	7,877	73,256
SP Plus Corp.*	1,916	71,084
Steelcase, Inc., Class A	2,597	39,474
Team, Inc. (x)*	2,555	38,070
Tetra Tech, Inc.	633	30,479
UniFirst Corp.	2,397	395,265
Viad Corp.	1,248	69,139
VSE Corp.	1,395	67,560

		12,031,971

Construction & Engineering (0.5%)
Aegion Corp.*	5,147	130,888
Ameresco, Inc., Class A*	2,813	24,192
Chicago Bridge & Iron Co. NV (x)	15,938	257,239
EMCOR Group, Inc.	2,300	188,025
Granite Construction, Inc.	1,365	86,582
Great Lakes Dredge & Dock Corp.*	8,348	45,079
IES Holdings, Inc.*	1,351	23,305
KBR, Inc.	19,767	391,979
Layne Christensen Co.*	2,735	34,324
MYR Group, Inc.*	1,390	49,665
Northwest Pipe Co.*	1,410	26,987
NV5 Global, Inc.*	319	17,274
Orion Group Holdings, Inc.*	2,179	17,062
Sterling Construction Co., Inc.*	3,185	51,852
Tutor Perini Corp.*	4,943	125,305

		1,469,758

Electrical Equipment (0.2%)
Babcock & Wilcox Enterprises, Inc. (x)*	6,905	39,220
Encore Wire Corp.	3,208	156,069
General Cable Corp.	453	13,409
LSI Industries, Inc.	3,784	26,034
Powell Industries, Inc.	1,357	38,878
Preformed Line Products Co.	484	34,388
Revolution Lighting Technologies, Inc. (x)*	1,571	5,169
Sunrun, Inc. (x)*	13,401	79,066
Thermon Group Holdings, Inc.*	5,044	119,391
Vicor Corp.*	230	4,807
Vivint Solar, Inc. (x)*	4,231	17,136

		533,567

Machinery (2.7%)
Actuant Corp., Class A	4,628	117,088
Alamo Group, Inc.	201	22,687
Albany International Corp., Class A	990	60,836
American Railcar Industries, Inc. (x)	1,114	46,387

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT SMALL CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

	Number of Shares	Value (Note 1)
Astec Industries, Inc.	1,656	$96,876
Barnes Group, Inc.	6,866	434,411
Blue Bird Corp.*	627	12,477
Briggs & Stratton Corp.	6,588	167,138
Chart Industries, Inc.*	4,836	226,615
CIRCOR International, Inc.	1,313	63,917
Colfax Corp.*	99,700	3,950,113
Columbus McKinnon Corp.	3,396	135,772
DMC Global, Inc.	2,105	52,730
Eastern Co. (The)	844	22,071
ESCO Technologies, Inc.	4,038	243,290
ExOne Co. (The) (x)*	175	1,470
Federal Signal Corp.	6,977	140,168
Franklin Electric Co., Inc.	368	16,891
FreightCar America, Inc.	2,002	34,194
Gencor Industries, Inc.*	1,261	20,870
Global Brass & Copper Holdings, Inc.	303	10,029
Gorman-Rupp Co. (The)	2,810	87,700
Graham Corp.	1,481	30,997
Greenbrier Cos., Inc. (The) (x)	4,292	228,764
Hardinge, Inc.	1,767	30,781
Hurco Cos., Inc.	974	41,103
Hyster-Yale Materials Handling, Inc.	279	23,760
LB Foster Co., Class A*	1,225	33,259
Manitowoc Co., Inc. (The)*	4,996	196,543
Meritor, Inc.*	13,145	308,382
Milacron Holdings Corp.*	929	17,781
Miller Industries, Inc.	1,668	43,034
Mueller Water Products, Inc., Class A	9,471	118,672
Navistar International Corp.*	7,405	317,526
Rexnord Corp.*	16,303	424,203
Spartan Motors, Inc.	2,125	33,469
SPX FLOW, Inc.*	4,866	231,378
Standex International Corp.	422	42,981
Tennant Co.	169	12,278
Titan International, Inc.	7,738	99,665
TriMas Corp.*	7,181	192,092
Twin Disc, Inc.*	1,266	33,638
Wabash National Corp. (x)	6,634	143,958
Watts Water Technologies, Inc., Class A	1,829	138,913

		8,706,907

Marine (2.4%)
Clarkson plc	107,959	4,170,217
Costamare, Inc.	7,697	44,412
Eagle Bulk Shipping, Inc.*	5,882	26,351
Genco Shipping & Trading Ltd.*	1,280	17,050
Matson, Inc.	3,542	105,693
Navios Maritime Holdings, Inc.*	13,409	16,091
Safe Bulkers, Inc.*	8,035	25,953
Scorpio Bulkers, Inc.	9,121	67,495
Stolt-Nielsen Ltd.	252,955	3,358,110

		7,831,372

Professional Services (0.6%)
Acacia Research Corp.*	7,870	31,874
CBIZ, Inc.*	8,138	125,732
Cogint, Inc. (x)*	3,408	14,995
CRA International, Inc.	1,228	55,199
Franklin Covey Co.*	242	5,022
FTI Consulting, Inc.*	5,931	254,795
GP Strategies Corp.*	214	4,965
Heidrick & Struggles International, Inc.	2,858	70,164
Hill International, Inc.*	578	3,150
Huron Consulting Group, Inc.*	3,471	140,402
ICF International, Inc.*	2,845	149,363
Kelly Services, Inc., Class A	4,819	131,414
Korn/Ferry International	8,240	340,970
Mistras Group, Inc.*	2,451	57,525
Navigant Consulting, Inc.*	7,171	139,189
Resources Connection, Inc.	4,651	71,858
RPX Corp.	7,182	96,526
TrueBlue, Inc.*	6,027	165,743

		1,858,886

Road & Rail (0.3%)
ArcBest Corp.	3,532	126,269
Covenant Transportation Group, Inc., Class A*	1,817	52,202
Daseke, Inc. (x)*	298	4,258
Heartland Express, Inc.	428	9,990
Hertz Global Holdings, Inc. (x)*	8,682	191,872
Marten Transport Ltd.	6,121	124,256
Roadrunner Transportation Systems, Inc.*	4,976	38,365
Saia, Inc.*	2,241	158,551
Schneider National, Inc., Class B	362	10,339
Universal Logistics Holdings, Inc.	424	10,070
Werner Enterprises, Inc.	7,522	290,725
YRC Worldwide, Inc.*	4,049	58,225

		1,075,122

Trading Companies & Distributors (0.7%)
Aircastle Ltd.	7,423	173,624
Beacon Roofing Supply, Inc.*	2,669	170,175
BMC Stock Holdings, Inc.*	9,775	247,308
CAI International, Inc.*	1,330	37,666
DXP Enterprises, Inc.*	569	16,825
Foundation Building Materials, Inc.*	1,652	24,433
GATX Corp.	5,991	372,400
Huttig Building Products, Inc. (x)*	887	5,899
Kaman Corp.	3,991	234,830
Lawson Products, Inc.*	258	6,386
MRC Global, Inc.*	14,098	238,538
Nexeo Solutions, Inc.*	4,068	37,019
NOW, Inc.*	16,917	186,595
Rush Enterprises, Inc., Class A*	2,460	124,992
Rush Enterprises, Inc., Class B*	460	22,177
Textainer Group Holdings Ltd.*	4,334	93,181
Titan Machinery, Inc.*	2,971	62,896
Triton International Ltd.*	7,379	276,343
Veritiv Corp.*	1,848	53,407
Willis Lease Finance Corp.*	549	13,709

		2,398,403

Transportation Infrastructure (0.2%)
Braemar Shipping Services plc	191,258	699,795

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT SMALL CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

	Number of Shares	Value (Note 1)
Wesco Aircraft Holdings, Inc.*	8,987	$66,504

		766,299

Total Industrials		41,302,653

Information Technology (5.6%)
Communications Equipment (1.9%)
Acacia Communications, Inc. (x)*	283	10,253
ADTRAN, Inc.	7,593	146,925
Calix, Inc.*	6,943	41,311
Comtech Telecommunications Corp.	3,595	79,521
Digi International, Inc.*	4,026	38,448
EchoStar Corp., Class A*	68,800	4,121,119
EMCORE Corp.*	2,429	15,667
Finisar Corp. (x)*	9,732	198,046
Harmonic, Inc.*	12,473	52,387
Infinera Corp.*	22,829	144,508
KVH Industries, Inc.*	2,577	26,672
NETGEAR, Inc.*	4,902	287,993
NetScout Systems, Inc.*	13,194	401,757
Oclaro, Inc. (x)*	3,521	23,732
Ribbon Communications, Inc.*	7,597	58,725
ViaSat, Inc. (x)*	7,902	591,465
Viavi Solutions, Inc.*	22,649	197,952

		6,436,481

Electronic Equipment, Instruments & Components (1.7%)
Anixter International, Inc.*	4,583	348,308
AVX Corp.	7,292	126,152
Bel Fuse, Inc., Class B	1,153	29,027
Belden, Inc.	6,589	508,472
Benchmark Electronics, Inc.*	7,877	229,221
Control4 Corp.*	403	11,993
CTS Corp.	5,059	130,269
Daktronics, Inc.	2,232	20,378
Electro Scientific Industries, Inc.*	5,058	108,393
FARO Technologies, Inc.*	1,978	92,966
Fitbit, Inc., Class A*	30,338	173,230
II-VI, Inc.*	6,788	318,697
Insight Enterprises, Inc.*	3,460	132,483
Kimball Electronics, Inc.*	4,182	76,322
Knowles Corp.*	13,725	201,209
Maxwell Technologies, Inc. (x)*	5,585	32,170
MTS Systems Corp.	2,692	144,560
Park Electrochemical Corp.	3,051	59,952
PC Connection, Inc.	1,753	45,946
PCM, Inc.*	947	9,375
Plexus Corp.*	5,290	321,209
Radisys Corp. (x)*	4,768	4,792
Sanmina Corp.*	11,206	369,798
ScanSource, Inc.*	3,892	139,334
SYNNEX Corp.	3,633	493,906
Systemax, Inc.	366	12,177
Tech Data Corp.*	5,070	496,707
TTM Technologies, Inc.*	11,466	179,672
VeriFone Systems, Inc.*	16,147	285,963
Vishay Intertechnology, Inc.	20,734	430,231
Vishay Precision Group, Inc.*	1,610	40,492

		5,573,404

Internet Software & Services (0.3%)
Bazaarvoice, Inc.*	13,053	71,139
Blucora, Inc.*	5,372	118,722
Cars.com, Inc.*	11,366	327,796
ChannelAdvisor Corp.*	394	3,546
DHI Group, Inc.*	7,806	14,831
GMO internet, Inc.	6,000	102,081
Leaf Group Ltd.*	1,759	17,414
Limelight Networks, Inc.*	6,247	27,549
Liquidity Services, Inc.*	4,215	20,443
Meet Group, Inc. (The)*	9,178	25,882
QuinStreet, Inc.*	5,557	46,568
SendGrid, Inc.*	305	7,311
TechTarget, Inc.*	1,994	27,756
XO Group, Inc.*	1,014	18,718

		829,756

IT Services (0.6%)
Acxiom Corp.*	5,981	164,836
CACI International, Inc., Class A*	3,827	506,502
Convergys Corp.	14,731	346,179
CSG Systems International, Inc.	931	40,796
EVERTEC, Inc.	1,555	21,226
Information Services Group, Inc.*	2,295	9,570
ManTech International Corp., Class A	4,077	204,625
MoneyGram International, Inc.*	4,206	55,435
Perficient, Inc.*	5,139	98,001
Presidio, Inc.*	1,109	21,260
ServiceSource International, Inc.*	3,943	12,184
Sykes Enterprises, Inc.*	5,674	178,447
Travelport Worldwide Ltd.	15,608	203,997
Unisys Corp. (x)*	2,610	21,272
Virtusa Corp.*	1,188	52,367

		1,936,697

Semiconductors & Semiconductor Equipment (0.6%)
Alpha & Omega Semiconductor Ltd.*	2,774	45,383
Ambarella, Inc. (x)*	2,931	172,195
Amkor Technology, Inc.*	15,067	151,423
Aquantia Corp. (x)*	374	4,237
AXT, Inc.*	5,887	51,217
Cohu, Inc.	3,658	80,293
Cree, Inc.*	15,305	568,427
CyberOptics Corp. (x)*	517	7,755
Diodes, Inc.*	4,504	129,130
DSP Group, Inc.*	3,602	45,025
GSI Technology, Inc.*	2,186	17,401
IXYS Corp.*	4,110	98,435
Kopin Corp. (x)*	888	2,842
Nanometrics, Inc.*	631	15,725
NeoPhotonics Corp. (x)*	5,260	34,611
NVE Corp.	70	6,020
PDF Solutions, Inc.*	195	3,062
Photronics, Inc.*	10,622	90,553
Rambus, Inc.*	12,546	178,403
Rudolph Technologies, Inc.*	527	12,595
Sigma Designs, Inc.*	5,982	41,575
SMART Global Holdings, Inc.*	395	13,312
SunPower Corp. (x)*	9,535	80,380
Veeco Instruments, Inc.*	7,531	111,835

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT SMALL CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

	Number of Shares	Value (Note 1)
Xcerra Corp.*	1,164	$11,396

		1,973,230

Software (0.4%)
Agilysys, Inc.*	2,335	28,674
American Software, Inc., Class A	1,774	20,632
Bottomline Technologies de, Inc.*	783	27,154
Digimarc Corp.*	82	2,964
ForeScout Technologies, Inc. (x)*	182	5,804
Glu Mobile, Inc.*	15,426	56,151
MicroStrategy, Inc., Class A*	648	85,082
Monotype Imaging Holdings, Inc.	3,448	83,097
Park City Group, Inc. (x)*	130	1,242
Progress Software Corp.	1,199	51,041
QAD, Inc., Class A	506	19,658
RealNetworks, Inc.*	3,951	13,512
Rosetta Stone, Inc.*	2,210	27,559
Rubicon Project, Inc. (The)*	7,308	13,666
SecureWorks Corp., Class A*	1,199	10,635
Silver Spring Networks, Inc.*	5,109	82,970
Synchronoss Technologies, Inc. (x)*	6,693	59,835
Telenav, Inc.*	2,232	12,276
TiVo Corp.	18,514	288,818
VASCO Data Security International, Inc.*	4,409	61,285
Verint Systems, Inc.*	8,267	345,975

		1,298,030

Technology Hardware, Storage & Peripherals (0.1%)
Avid Technology, Inc.*	1,856	10,004
Cray, Inc.*	6,278	151,927
Eastman Kodak Co.*	560	1,736
Quantum Corp.*	3,614	20,347
Stratasys Ltd.*	3,992	79,680
Super Micro Computer, Inc.*	4,855	101,591

		365,285

Total Information Technology		18,412,883

Materials (2.5%)
Chemicals (1.2%)
Advanced Emissions Solutions, Inc. (x)	472	4,560
AdvanSix, Inc.*	671	28,229
AgroFresh Solutions, Inc.*	3,401	25,167
American Vanguard Corp.	4,579	89,977
Calgon Carbon Corp.	7,301	155,511
Codexis, Inc.*	521	4,350
Core Molding Technologies, Inc.	1,164	25,259
Flotek Industries, Inc.*	7,979	37,182
FutureFuel Corp.	3,948	55,627
GCP Applied Technologies, Inc.*	11,268	359,449
Hawkins, Inc.	1,222	43,014
HB Fuller Co.	1,987	107,040
Innophos Holdings, Inc.	3,038	141,966
Innospec, Inc.	3,764	265,738
Intrepid Potash, Inc.*	14,811	70,500
Kraton Corp.*	3,731	179,722
LSB Industries, Inc.*	3,506	30,713
Minerals Technologies, Inc.	2,402	165,378
OMNOVA Solutions, Inc.*	2,378	23,780
Platform Specialty Products Corp.*	107,400	1,065,408
PQ Group Holdings, Inc.*	2,960	48,692
Rayonier Advanced Materials, Inc. (x)	2,510	51,330
Stepan Co.	1,162	91,763
Trecora Resources*	3,153	42,566
Tredegar Corp.	4,032	77,414
Trinseo SA	2,125	154,275
Tronox Ltd., Class A	14,110	289,396
Valhi, Inc.	4,023	24,822

		3,658,828

Construction Materials (0.0%)
United States Lime & Minerals, Inc.	278	21,434

Containers & Packaging (0.0%)
Greif, Inc., Class A	534	32,349
Greif, Inc., Class B	122	8,461
UFP Technologies, Inc.*	1,081	30,052

		70,862

Metals & Mining (1.1%)
AK Steel Holding Corp. (x)*	49,876	282,298
Allegheny Technologies, Inc. (x)*	19,858	479,372
Ampco-Pittsburgh Corp.	1,411	17,496
Carpenter Technology Corp.	7,325	373,502
Century Aluminum Co.*	7,379	144,924
Cleveland-Cliffs, Inc. (x)*	46,833	337,666
Coeur Mining, Inc.*	23,952	179,640
Commercial Metals Co.	18,273	389,580
Compass Minerals International, Inc. (x)	450	32,513
Gold Resource Corp.	8,464	37,242
Haynes International, Inc.	1,920	61,536
Hecla Mining Co.	61,701	244,953
Kaiser Aluminum Corp.	2,614	279,306
Klondex Mines Ltd. (x)*	19,895	51,926
Materion Corp.	3,116	151,438
Olympic Steel, Inc.	1,456	31,289
Ramaco Resources, Inc. (x)*	1,164	8,008
Ryerson Holding Corp.*	2,558	26,603
Schnitzer Steel Industries, Inc., Class A	4,127	138,255
SunCoke Energy, Inc.*	10,244	122,826
TimkenSteel Corp.*	6,227	94,588
Warrior Met Coal, Inc. (x)	5,183	130,352
Worthington Industries, Inc.	623	27,449

		3,642,762

Paper & Forest Products (0.2%)
Boise Cascade Co.	4,907	195,790
Clearwater Paper Corp.*	2,556	116,042
Louisiana-Pacific Corp.*	1,396	36,659
Neenah Paper, Inc.	450	40,793
PH Glatfelter Co.	6,911	148,172
Schweitzer-Mauduit International, Inc.	3,909	177,312
Verso Corp., Class A*	5,004	87,920

		802,688

Total Materials		8,196,574

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT SMALL CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

	Number of Shares	Value (Note 1)
Real Estate (10.5%)
Equity Real Estate Investment Trusts (REITs) (5.3%)
Acadia Realty Trust (REIT)	13,113	$358,772
Agree Realty Corp. (REIT)	4,448	228,805
Alexander & Baldwin, Inc. (REIT)	7,373	204,527
Alexander’s, Inc. (REIT)	12	4,750
Altisource Residential Corp. (REIT)	7,828	92,840
American Assets Trust, Inc. (REIT)	4,071	155,675
Armada Hoffler Properties, Inc. (REIT)	808	12,548
Ashford Hospitality Prime, Inc. (REIT)	4,142	40,302
Ashford Hospitality Trust, Inc. (REIT)	12,239	82,368
Bluerock Residential Growth REIT, Inc. (REIT)	3,697	37,377
CareTrust REIT, Inc. (REIT)	833	13,961
CatchMark Timber Trust, Inc. (REIT), Class A	6,604	86,711
CBL & Associates Properties, Inc. (REIT) (x)	26,473	149,837
Cedar Realty Trust, Inc. (REIT)	13,031	79,228
Chatham Lodging Trust (REIT)	6,961	158,432
Chesapeake Lodging Trust (REIT)	9,445	255,865
City Office REIT, Inc. (REIT)	3,837	49,919
Clipper Realty, Inc. (REIT) (x)	2,041	20,390
Community Healthcare Trust, Inc. (REIT)	2,146	60,303
CorEnergy Infrastructure Trust, Inc. (REIT)	1,940	74,108
Cousins Properties, Inc. (REIT)	66,203	612,378
DiamondRock Hospitality Co. (REIT)	31,600	356,764
Easterly Government Properties, Inc. (REIT)	6,600	140,844
Education Realty Trust, Inc. (REIT)	11,943	417,050
Equity LifeStyle Properties, Inc. (REIT)	19,300	1,718,087
Farmland Partners, Inc. (REIT) (x)	5,127	44,502
First Industrial Realty Trust, Inc. (REIT)	14,578	458,770
Four Corners Property Trust, Inc. (REIT)	2,996	76,997
Franklin Street Properties Corp. (REIT)	16,422	176,372
GEO Group, Inc. (The) (REIT)	15,130	357,068
Getty Realty Corp. (REIT)	4,845	131,590
Gladstone Commercial Corp. (REIT)	4,267	89,863
Global Medical REIT, Inc. (REIT) (x)	2,781	22,804
Global Net Lease, Inc. (REIT)	10,661	219,403
Government Properties Income Trust (REIT)	12,809	237,479
Gramercy Property Trust (REIT)	21,442	571,644
Healthcare Realty Trust, Inc. (REIT)	19,267	618,856
Hersha Hospitality Trust (REIT)	6,172	107,393
Independence Realty Trust, Inc. (REIT)	12,972	130,887
InfraREIT, Inc. (REIT)	6,709	124,653
Investors Real Estate Trust (REIT)	19,111	108,550
iStar, Inc. (REIT)*	10,304	116,435
Jernigan Capital, Inc. (REIT)	2,053	39,028
Kite Realty Group Trust (REIT)	13,107	256,897
LaSalle Hotel Properties (REIT)	17,920	503,014
Lexington Realty Trust (REIT)	34,475	332,684
LTC Properties, Inc. (REIT)	3,726	162,267
Mack-Cali Realty Corp. (REIT)	14,351	309,408
MedEquities Realty Trust, Inc. (REIT)	3,377	37,890
Monmouth Real Estate Investment Corp. (REIT)	9,097	161,927
National Health Investors, Inc. (REIT)	3,443	259,533
National Storage Affiliates Trust (REIT)	6,283	171,275
New Senior Investment Group, Inc. (REIT)	12,870	97,297
NexPoint Residential Trust, Inc. (REIT)	2,565	71,666
NorthStar Realty Europe Corp. (REIT)	8,656	116,250
One Liberty Properties, Inc. (REIT)	2,280	59,098
Pebblebrook Hotel Trust (REIT) (x)	10,891	404,818
Pennsylvania REIT (REIT) (x)	10,808	128,507
Physicians Realty Trust (REIT)	12,948	232,935
Preferred Apartment Communities, Inc. (REIT), Class A	5,696	115,344
Quality Care Properties, Inc. (REIT)*	14,812	204,554
RAIT Financial Trust (REIT)	15,185	5,694
Ramco-Gershenson Properties Trust (REIT)	12,463	183,580
Retail Opportunity Investments Corp. (REIT)	15,314	305,514
Rexford Industrial Realty, Inc. (REIT)	7,201	209,981
RLJ Lodging Trust (REIT)	26,656	585,632
Sabra Health Care REIT, Inc. (REIT)	22,936	430,509
Safety Income and Growth, Inc. (REIT)	1,181	20,786
Saul Centers, Inc. (REIT)	152	9,386
Select Income REIT (REIT)	10,023	251,878
Seritage Growth Properties (REIT), Class A (x)	3,955	160,019
STAG Industrial, Inc. (REIT)	14,882	406,725
Summit Hotel Properties, Inc. (REIT)	16,346	248,950
Sunstone Hotel Investors, Inc. (REIT)	35,657	589,410
Terreno Realty Corp. (REIT)	6,163	216,075

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT SMALL CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

	Number of Shares	Value (Note 1)
Tier REIT, Inc. (REIT)	7,537	$153,679
UMH Properties, Inc. (REIT)	772	11,503
Urstadt Biddle Properties, Inc. (REIT), Class A	4,735	102,939
Washington Prime Group, Inc. (REIT)	29,417	209,449
Washington REIT (REIT)	7,823	243,452
Whitestone REIT (REIT) (x)	6,020	86,748
Xenia Hotels & Resorts, Inc. (REIT)	17,023	367,527

		17,468,935

Real Estate Management & Development (5.2%)
Consolidated-Tomoka Land Co.	83	5,271
DREAM Unlimited Corp., Class A*	609,000	3,752,292
Forestar Group, Inc. (x)*	1,624	35,728
FRP Holdings, Inc.*	1,049	46,418
Griffin Industrial Realty, Inc.	101	3,707
Howard Hughes Corp. (The)*	95,300	12,510,030
Kennedy-Wilson Holdings, Inc.	9,056	157,122
RE/MAX Holdings, Inc., Class A	2,824	136,964
Redfin Corp. (x)*	1,136	35,580
St Joe Co. (The) (x)*	6,959	125,610
Stratus Properties, Inc.	900	26,730
Tejon Ranch Co.*	2,899	60,183
Transcontinental Realty Investors, Inc.*	197	6,170

		16,901,805

Total Real Estate		34,370,740

Telecommunication Services (0.2%)
Diversified Telecommunication Services (0.2%)
ATN International, Inc.	1,640	90,626
Cincinnati Bell, Inc.*	6,662	138,903
Consolidated Communications Holdings, Inc. (x)	4,715	57,476
Frontier Communications Corp. (x)	12,430	84,027
General Communication, Inc., Class A*	273	10,652
Globalstar, Inc. (x)*	30,680	40,191
Hawaiian Telcom Holdco, Inc.*	916	28,268
IDT Corp., Class B*	969	10,271
Intelsat SA*	5,458	18,503
Iridium Communications, Inc. (x)*	13,311	157,069
ORBCOMM, Inc.*	720	7,330
pdvWireless, Inc.*	1,520	48,792
Windstream Holdings, Inc. (x)	28,680	53,058

		745,166

Wireless Telecommunication Services (0.0%)
Spok Holdings, Inc.	3,027	47,373

Total Telecommunication Services		792,539

Utilities (4.9%)
Electric Utilities (1.0%)
ALLETE, Inc.	8,060	599,342
El Paso Electric Co.	6,340	350,919
Genie Energy Ltd., Class B	1,795	7,826
IDACORP, Inc.	7,999	730,788
MGE Energy, Inc.	2,800	176,680
Otter Tail Corp.	6,179	274,657
PNM Resources, Inc.	12,562	508,133
Portland General Electric Co.	14,156	645,230
Spark Energy, Inc., Class A (x)	264	3,274

		3,296,849

Gas Utilities (2.9%)
Chesapeake Utilities Corp.	2,224	174,695
New Jersey Resources Corp.	12,482	501,776
Northwest Natural Gas Co.	4,495	268,127
ONE Gas, Inc.	8,225	602,564
RGC Resources, Inc.	577	15,625
Rubis SCA	81,502	5,767,664
South Jersey Industries, Inc.	12,534	391,437
Southwest Gas Holdings, Inc.	6,722	540,987
Spire, Inc.	7,475	561,746
WGL Holdings, Inc.	8,056	691,527

		9,516,148

Independent Power and Renewable Electricity Producers (0.3%)
Atlantic Power Corp.*	4,829	11,348
Dynegy, Inc.*	17,442	206,688
NRG Yield, Inc., Class A (x)	5,496	103,600
NRG Yield, Inc., Class C	10,094	190,776
Ormat Technologies, Inc.	3,263	208,701
Pattern Energy Group, Inc. (x)	9,714	208,754
TerraForm Power, Inc., Class A (x)	7,110	85,036

		1,014,903

Multi-Utilities (0.5%)
Avista Corp.	10,116	520,873
Black Hills Corp.	8,400	504,924
NorthWestern Corp.	7,648	456,586
Unitil Corp.	2,210	100,820

		1,583,203

Water Utilities (0.2%)
American States Water Co.	1,794	103,891
AquaVenture Holdings Ltd.*	1,793	27,827
Artesian Resources Corp., Class A	1,194	46,041
Cadiz, Inc. (x)*	3,269	46,583
California Water Service Group	2,907	131,832
Connecticut Water Service, Inc.	1,834	105,290
Consolidated Water Co. Ltd.	2,191	27,607
Evoqua Water Technologies Corp.*	2,128	50,455
Middlesex Water Co.	372	14,847
SJW Group	2,587	165,127
York Water Co. (The)	225	7,628

		727,128

Total Utilities		16,138,231

Total Common Stocks (91.1%) (Cost $226,681,340)		297,206,125

MASTER LIMITED PARTNERSHIPS:
Energy (0.2%)
Oil, Gas & Consumable Fuels (0.2%)
Atlas Energy Group LLC*	150,000	7,290

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT SMALL CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

	Number of Shares	Value (Note 1)
Dorchester Minerals LP	44,000	$668,800

Total Energy		676,090

Industrials (2.3%)
Industrial Conglomerates (2.3%)
Icahn Enterprises LP	144,200	7,642,600

Total Industrials		7,642,600

Total Master Limited Partnerships (2.5%) (Cost $7,916,564)		8,318,690

	Number of Rights	Value (Note 1)
RIGHTS:
Information Technology (0.0%)
Electronic Equipment, Instruments & Components (0.0%)
Gerber Scientific, Inc., CVR (r)* (Cost $—)	4,688	—

	Number of Shares	Value (Note 1)
SHORT-TERM INVESTMENTS:
Investment Company (5.4%)
JPMorgan Prime Money Market Fund, IM Shares	17,465,032	17,466,778

	Principal Amount	Value (Note 1)
Repurchase Agreements (3.7%)
Bank of Nova Scotia, 1.35%, dated 12/29/17, due 1/2/18, repurchase price $1,000,150, collateralized by various U.S. Government Treasury Securities, ranging from 3.625%-3.875%, maturing 4/15/29-8/15/43; total market value $1,020,001. (xx)	$1,000,000	1,000,000
Bank of Nova Scotia (The), 1.39%, dated 12/29/17, due 1/2/18, repurchase price $400,062, collateralized by various U.S. Government Treasury Securities, ranging from 0.000%-3.750%, maturing 1/11/18-2/15/47; total market value $408,336. (xx)	400,000	400,000
Bank of Nova Scotia (The), 1.39%, dated 12/29/17, due 1/2/18, repurchase price $900,139, collateralized by various U.S. Government Treasury Securities, ranging from 0.000%-3.750%, maturing 1/11/18-2/15/47; total market value $918,755. (xx)	900,000	900,000
Bank of Nova Scotia (The), 1.39%, dated 12/29/17, due 1/2/18, repurchase price $700,108, collateralized by various U.S. Government Treasury Securities, ranging from 0.000%-3.750%, maturing 1/11/18-2/15/47; total market value $714,587. (xx)	700,000	700,000
Citigroup Global Markets Ltd., 1.40%, dated 12/29/17, due 1/2/18, repurchase price $800,124, collateralized by various Foreign Government Agency Securities, ranging from 1.625%-2.500%, maturing 3/16/21-7/29/25, U.S. Government Treasury Securities, ranging from 0.875%-7.250%, maturing from 8/15/20-2/15/47; total market value $816,000. (xx)	800,000	$800,000
Citigroup Global Markets, Inc., 1.60%, dated 12/29/17, due 1/2/18, repurchase price $1,000,178, collateralized by various Common Stocks; total market value $1,100,000. (xx)	1,000,000	1,000,000
Deutsche Bank AG, 1.81%, dated 12/29/17, due 1/2/18, repurchase price $1,000,201, collateralized by various Common Stocks, U.S. Government Treasury Securities, ranging from 1.875%-2.250%, maturing 4/30/22-8/15/46; total market value $1,112,221. (xx)	1,000,000	1,000,000
Deutsche Bank AG, 1.81%, dated 12/29/17, due 1/2/18, repurchase price $700,141, collateralized by various Common Stocks, U.S. Government Treasury Securities, ranging from 1.875%-2.250%, maturing 4/30/22-8/15/46; total market value $778,555. (xx)	700,000	700,000
Deutsche Bank AG, 1.81%, dated 12/29/17, due 1/2/18, repurchase price $200,040, collateralized by various Common Stocks, U.S. Government Treasury Securities, ranging from 1.875%-2.250%, maturing 4/30/22-8/15/46; total market value $222,444. (xx)	200,000	200,000
Deutsche Bank AG, 1.55%, dated 12/29/17, due 1/2/18, repurchase price $900,155, collateralized by various Corporate Bonds, ranging from 1.750%-1.875%, maturing 9/5/19-4/14/22, Foreign Government Agency Securities, ranging from 1.875%-2.000%, maturing 3/15/19-5/2/25; total market value $918,001. (xx)	900,000	900,000
Deutsche Bank AG, 1.81%, dated 12/29/17, due 1/2/18, repurchase price $1,500,302, collateralized by various Common Stocks, U.S. Government Treasury Securities, ranging from 1.875%-2.250%, maturing 4/30/22-8/15/46; total market value $1,668,332. (xx)	1,500,000	1,500,000

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT SMALL CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

	Principal Amount	Value (Note 1)
NBC Global Finance Ltd., 1.59%, dated 12/29/17, due 1/2/18, repurchase price $900,159, collateralized by various Common Stocks; total market value $1,001,184. (xx)	$900,000	$900,000
NBC Global Finance Ltd., 1.59%, dated 12/29/17, due 1/2/18, repurchase price $1,000,177, collateralized by various Common Stocks; total market value $1,112,427. (xx)	1,000,000	1,000,000
NBC Global Finance Ltd., 1.59%, dated 12/29/17, due 1/2/18, repurchase price $1,000,177, collateralized by various Common Stocks; total market value $1,112,427. (xx)	1,000,000	1,000,000
RBS Securities, Inc., 1.37%, dated 12/29/17, due 1/2/18, repurchase price $151,774, collateralized by various U.S. Government Treasury Securities, ranging from 1.750%-1.875%, maturing 2/28/22-9/30/22; total market value $154,787. (xx)	151,751	151,751

Total Repurchase Agreements		12,151,751

Total Short-Term Investments (9.1%) (Cost $29,619,925)		29,618,529

Total Investments in Securities (102.7%) (Cost $264,217,829)		335,143,344
Other Assets Less Liabilities (-2.7%)		(8,880,876)

Net Assets (100%)		$326,262,468

*	Non-income producing.
‡	All, or a portion, of the security is an affiliated company as defined under the Investment Company Act of 1940.
@	Shares are less than 0.5.
(r)	Value determined using significant unobservable inputs.
(x)	All or a portion of security is on loan at December 31, 2017.
(xx)	At December 31, 2017, the Portfolio had loaned securities with a total value of $11,950,425. This was secured by cash collateral of $12,151,751 which was subsequently invested in joint repurchase agreements with a total value of $12,151,751, as detailed in the Notes to the Financial Statements, for which the Portfolio has a proportionate interest as reported in the Portfolio of Investments as Repurchase Agreements, and $281,638 collateralized by various U.S. Government Treasury Securities, ranging from 0.000% – 5.000%, maturing 1/4/18 – 11/15/46.

Glossary:

ADR	— American Depositary Receipt
CVR	— Contingent Value Right
USD	— United States Dollar

Investment in companies which were affiliates for year ended December 31, 2017 were as follows:

Security Description	Shares at December 31, 2017	Market Value December 31, 2016 ($)	Purchases at Cost ($)	Proceeds from Sales ($)	Net Realized Gain (Loss) ($)	Change in Unrealized Appreciation/ (Depreciation) ($)	Market Value December 31, 2017 ($)	Dividend/ Interest Income ($)	Capital Gain Distributions ($)
PennyMac Financial Services, Inc., Class A	936	7,792	9,945	—	—	3,183	20,920	—	—
PennyMac Mortgage Investment Trust (REIT)	10,127	100,201	106,340	(22,185)	192	(21,808)	162,740	17,698	—

Total		107,993	116,285	(22,185)	192	(18,625)	183,660	17,698	—

Futures contracts outstanding as of December 31, 2017 (Note1) :

Description	Number of Contracts	Expiration Date	Trading Currency	Notional Amount ($)	Value and Unrealized Appreciation (Depreciation) ($)
Long Contracts
Russell 2000 E-Mini Index	8	3/2018	USD	614,600	5,046

					5,046

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT SMALL CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2017:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities (a)	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.) (b)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)		Total
Assets:
Common Stocks
Consumer Discretionary	$38,616,580	$76,299	$—		$38,692,879
Consumer Staples	11,619,328	33,698	—		11,653,026
Energy	17,032,142	252,040	—		17,284,182
Financials	96,431,313	4,095,499	—		100,526,812
Health Care	9,835,606	—	—		9,835,606
Industrials	33,052,460	8,250,193	—		41,302,653
Information Technology	18,310,802	102,081	—		18,412,883
Materials	8,196,574	—	—		8,196,574
Real Estate	30,614,741	3,755,999	—		34,370,740
Telecommunication Services	792,539	—	—		792,539
Utilities	10,370,567	5,767,664	—		16,138,231
Futures	5,046	—	—		5,046
Master Limited Partnerships
Energy	676,090	—	—		676,090
Industrials	7,642,600	—	—		7,642,600
Rights
Information Technology	—	—	—	(c)	—	(c)
Short-Term Investments
Investment Company	17,466,778	—	—		17,466,778
Repurchase Agreements	—	12,151,751	—		12,151,751

Total Assets	$300,663,166	$34,485,224	$—		$335,148,390

Total Liabilities	$—	$—	$—		$—

Total	$300,663,166	$34,485,224	$—		$335,148,390

(a)	Securities with a market value of $4,790,125 transferred from Level 2 to Level 1 at the end of the year due to active trading.
(b)	Securities with a market value of $3,785,991 transferred from Level 1 to Level 2 at the end of the year due to inactive trading.
(c)	Value is zero.

There were no additional transfers between Levels 1, 2 or 3 during the year ended December 31, 2017.

Fair Values of Derivative Instruments as of December 31, 2017:

	Statement of Assets and Liabilities
Derivatives Not Accounted for as Hedging Instrument^	Asset Derivatives	Fair Value
Equity contracts	Receivables, Net assets –
	Unrealized appreciation	$5,046	*

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Portfolio of Investments. Only variation margin is reported within the Statement of Assets & Liabilities.

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT SMALL CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2017:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instrument^	Futures
Equity contracts	$172,903

Amount of Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instrument^	Futures
Equity contracts	$6,939

^ The Portfolio held futures contracts as a substitute for investing in conventional securities.

The Portfolio held futures contracts with an average notional balance of approximately $1,124,000 during the year ended December 31, 2017.

Investment security transactions for the year ended December 31, 2017 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities (affiliated 30%)*	$56,129,356
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities (affiliated 28%)*	$78,624,575

* During the year ended December 31, 2017, the Portfolio engaged in purchases and sales of securities pursuant to Rule 17a-7 of the 1940 Act (amount is percentage of total Purchases and/or Sales).

As of December 31, 2017, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments in securities and derivative instruments, if applicable, for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$94,149,559
Aggregate gross unrealized depreciation	(21,331,696)

Net unrealized appreciation	$72,817,863

Federal income tax cost of investments in securities and derivative instruments, if applicable	$262,330,527

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT SMALL CAP VALUE PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2017

ASSETS
Investments in Securities, at value (x):
Affiliated Issuers (Cost $224,051)	$183,660
Unaffiliated Issuers (Cost $251,842,027)	322,807,933
Repurchase Agreements (Cost $12,151,751)	12,151,751
Cash	3,117,384
Cash held as collateral at broker	24,800
Dividends, interest and other receivables	469,678
Receivable for securities sold	56,504
Securities lending income receivable	23,116
Other assets	1,468

Total assets	338,836,294

LIABILITIES
Payable for return of collateral on securities loaned	12,151,751
Investment management fees payable	164,357
Payable to Separate Accounts for Portfolio shares redeemed	94,479
Due to Custodian	48,915
Administrative fees payable	33,165
Due to broker for futures variation margin	5,239
Distribution fees payable – Class IB	403
Accrued expenses	75,517

Total liabilities	12,573,826

NET ASSETS	$326,262,468

Net assets were comprised of:
Paid in capital	$253,444,425
Accumulated undistributed net investment income (loss)	95,887
Accumulated undistributed net realized gain (loss)	1,791,415
Net unrealized appreciation (depreciation)	70,930,741

Net assets	$326,262,468

Class IB
Net asset value, offering and redemption price per share, $1,957,030 / 185,494 shares outstanding (unlimited amount authorized: $0.01 par value)	$10.55

Class K
Net asset value, offering and redemption price per share, $324,305,438 / 30,768,354 shares outstanding (unlimited amount authorized: $0.01 par value)	$10.54

(x)	Includes value of securities on loan of $11,950,425.

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2017

INVESTMENT INCOME
Dividends ($17,698 of dividend income received from affiliates) (net of $36,540 foreign withholding tax)	$4,017,997
Interest	32,226
Securities lending (net)	240,701

Total income	4,290,924

EXPENSES
Investment management fees	2,085,261
Administrative fees	320,658
Custodian fees	90,000
Professional fees	87,328
Printing and mailing expenses	27,367
Trustees’ fees	5,669
Distribution fees – Class IB	3,140
Miscellaneous	8,390

Gross expenses	2,627,813
Less: Waiver from investment manager	(274,566)

Net expenses	2,353,247

NET INVESTMENT INCOME (LOSS)	1,937,677

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Investments in securities ($192 of realized gain (loss) from affiliates)	16,156,878
Futures contracts	172,903
Foreign currency transactions	2,135

Net realized gain (loss)	16,331,916

Change in unrealized appreciation (depreciation) on:
Investments in securities ($(18,625) of change in unrealized appreciation (depreciation) from affiliates)	19,937,805
Futures contracts	6,939
Foreign currency translations	284

Net change in unrealized appreciation (depreciation)	19,945,028

NET REALIZED AND UNREALIZED GAIN (LOSS)	36,276,944

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$38,214,621

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT SMALL CAP VALUE PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2017	2016
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$1,937,677	$1,243,136
Net realized gain (loss)	16,331,916	6,973,025
Net change in unrealized appreciation (depreciation)	19,945,028	26,278,365

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	38,214,621	34,494,526

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income
Class IB	(2,817)	(1,646)
Class K	(1,252,696)	(791,438)

	(1,255,513)	(793,084)

Distributions from net realized capital gains
Class IB	(89,148)	(17,322)
Class K	(15,081,066)	(8,019,068)

	(15,170,214)	(8,036,390)

Return of capital
Class IB	—	(9,168)
Class K	—	(4,409,629)

	—	(4,418,797)

TOTAL DIVIDENDS AND DISTRIBUTIONS	(16,425,727)	(13,248,271)

CAPITAL SHARES TRANSACTIONS:
Class IB
Capital shares sold [ 69,668 and 22,501 shares, respectively ]	713,939	212,467
Capital shares issued in connection with merger (Note 8) [ 83,331 and 0 shares, respectively ]	822,449	—
Capital shares issued in reinvestment of dividends and distributions [ 9,005 and 2,842 shares, respectively ]	91,965	28,136
Capital shares repurchased [ (18,933) and (2,303) shares, respectively ]	(194,033)	(21,743)

Total Class IB transactions	1,434,320	218,860

Class K
Capital shares sold [ 252,858 and 965,278 shares, respectively ]	2,563,531	8,280,365
Capital shares issued in connection with merger (Note 8) [ 14,885,834 and 0 shares, respectively ]	146,907,492	—
Capital shares issued in reinvestment of dividends and distributions [ 1,601,230 and 1,336,950 shares, respectively ]	16,333,762	13,220,135
Capital shares repurchased [ (3,592,788) and (2,159,670) shares, respectively ]	(36,439,438)	(18,743,864)

Total Class K transactions	129,365,347	2,756,636

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	130,799,667	2,975,496

TOTAL INCREASE (DECREASE) IN NET ASSETS	152,588,561	24,221,751
NET ASSETS:
Beginning of year	173,673,907	149,452,156

End of year (a)	$326,262,468	$173,673,907

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$95,887	$52,569

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT SMALL CAP VALUE PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,		May 1, 2015** to December 31, 2015		January 1, 2015 to April 13, 2015‡		April 21, 2014* to December 31, 2014
Class IB	2017	2016
Net asset value, beginning of period	$9.84	$8.55	$10.00		$9.79		$10.00

Income (loss) from investment operations:
Net investment income (loss) (e)	0.05	0.06	0.03		—	#	0.02
Net realized and unrealized gain (loss)	1.19	2.02	(1.10)		0.41		0.06

Total from investment operations	1.24	2.08	(1.07)		0.41		0.08

Less distributions:
Dividends from net investment income	(0.02)	(0.03)	—		—		—	#
Distributions from net realized gains	(0.51)	(0.50)	(0.36)		—		(0.27)
Return of capital	—	(0.26)	(0.02)		—		(0.02)

Total dividends and distributions	(0.53)	(0.79)	(0.38)		—		(0.29)

Net asset value, end of period	$10.55	$9.84	$8.55		$10.20		$9.79

Total return (b)	12.80%	24.19%	(10.63)%		4.19%		0.73%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$1,957	$418	$166		$—		$25
Ratio of expenses to average net assets:
After waivers (a)(f)	1.15%	1.18%	1.22%		1.25%		1.25%
Before waivers (a)(f)	1.26%	1.27%	1.24%		1.25%		5.75%
Ratio of net investment income (loss) to average net assets:
After waivers (a)(f)	0.52%	0.61%	0.41	%(l)	0.15	%(l)	0.30	%(l)
Before waivers (a)(f)	0.42%	0.52%	0.39	%(l)	0.15	%(l)	(4.20	)%(l)
Portfolio turnover rate (z)^	23%	23%	17%		17%		18%

	Year Ended December 31,				April 21, 2014* to December 31, 2014
Class K	2017	2016	2015
Net asset value, beginning of period	$9.83	$8.54	$9.79		$10.00

Income (loss) from investment operations:
Net investment income (loss) (e)	0.08	0.07	0.05		0.04
Net realized and unrealized gain (loss)	1.18	2.03	(0.90)		0.05

Total from investment operations	1.26	2.10	(0.85)		0.09

Less distributions:
Dividends from net investment income	(0.04)	(0.04)	(0.02)		(0.01)
Distributions from net realized gains	(0.51)	(0.50)	(0.36)		(0.27)
Return of capital	—	(0.27)	(0.02)		(0.02)

Total dividends and distributions	(0.55)	(0.81)	(0.40)		(0.30)

Net asset value, end of period	$10.54	$9.83	$8.54		$9.79

Total return (b)	13.08%	24.54%	(8.58)%		0.91%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$324,305	$173,256	$149,286		$166,935
Ratio of expenses to average net assets:
After waivers (a)(f)	0.90%	0.93%	0.98%		1.00%
Before waivers (a)(f)	1.01%	1.02%	0.99%		1.03%
Ratio of net investment income (loss) to average net assets:
After waivers (a)(f)	0.74%	0.82%	0.48%		0.55	%(l)
Before waivers (a)(f)	0.64%	0.73%	0.48%		0.52	%(l)
Portfolio turnover rate (z)^	23%	23%	17%		18%

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT SMALL CAP VALUE PORTFOLIO

FINANCIAL HIGHLIGHTS (Continued)

*	Commencement of Operations.
**	Resumed operations.
‡	After the close of business on April 13, 2015, operations ceased and shares were fully redeemed.
#	Per share amount is less than $0.005.
^	Portfolio turnover rate excludes derivatives, if any.
(a)	Ratios for periods less than one year are annualized. Certain non-recurring expenses incurred by the Portfolio are not annualized for periods less than one year.
(b)	Total returns for periods less than one year are not annualized.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.
(l)	The annualized ratio of net investment income to average net assets may not be indicative of operating results for a full year.
(z)	Portfolio turnover rate for periods less than one year is not annualized.

See Notes to Financial Statements.

1290 VT SMARTBETA EQUITY PORTFOLIO (Unaudited)

INVESTMENT MANAGER

➢	AXA Equitable Funds Management Group, LLC

INVESTMENT SUB-ADVISER

➢	AXA Rosenberg Investment Management LLC

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/17
	1 Year	Since Incept.
Portfolio – Class IB Shares*	21.65%	9.07%
Portfolio – Class K Shares*	22.04	9.34
MSCI World (Net) Index	22.40	8.69
* Date of inception 10/28/13. Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned 21.65% for the year ended December 31, 2017. This compares to the Portfolio’s benchmark, the MSCI World (Net) Index, which returned 22.40% over the same period.

Portfolio Highlights

What helped performance during the year:

•

The Portfolio’s bias towards higher earnings sustainability stocks — a proprietary measure of earnings quality — has been rewarded overall. The positions in Texas Instruments and Nvidia were among the higher-quality names which contributed positively to active performance.

•	The Portfolio’s lower-than-benchmark exposure to the energy sector proved beneficial.

What hurt performance during the year:

•

The Portfolio’s avoidance of companies with higher volatility has weighed on performance as stocks exhibiting low volatility characteristics underperformed in an environment where investors have been willing to shift into riskier parts of the market.

•

At the individual stock level, the Portfolio’s relative underweight to the benchmark in a number of higher volatility technology names such as Apple, Inc. and Facebook, Inc. featured among the top detractors.

Portfolio Positioning and Outlook — AXA Rosenberg Investment Management LLC

We expect a strong cyclical macroeconomic backdrop in 2018, supporting company earnings, but lower equity returns compared to 2017 given high valuations. Pockets of volatility may arise following the unusually low volatility environment of 2017 which may benefit Low Volatility factor exposure. We believe Quality will continue to perform well as it appears to us we’re in the latter stages of a bull market, where our strategy’s Quality factor exposure has tended to perform strongly.

Sector Weightings as of December 31, 2017	% of Net Assets
Industrials	17.7%
Financials	16.4
Consumer Staples	15.0
Information Technology	13.2
Health Care	11.3
Consumer Discretionary	8.3
Utilities	5.6
Materials	4.4
Real Estate	2.5
Telecommunication Services	2.5
Energy	2.3
Repurchase Agreements	0.6
Cash and Other	0.2

100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees (in the case of Class IB shares of the Portfolio), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2017 and held for the entire six-month period.

1290 VT SMARTBETA EQUITY PORTFOLIO (Unaudited)

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/17	Ending Account Value 12/31/17	Expenses Paid During Period* 7/1/17 - 12/31/17
Class IB
Actual	$1,000.00	$1,098.40	$6.08
Hypothetical (5% average annual return before expenses)	1,000.00	1,019.41	5.85
Class K
Actual	1,000.00	1,099.16	4.76
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.67	4.58

*  Expenses are equal to the Portfolio’s Class IB and Class K shares annualized expense ratios of 1.15% and 0.90%, respectively, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

EQ ADVISORS TRUST

1290 VT SMARTBETA EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2017

	Number of Shares	Value (Note 1)
COMMON STOCKS:
Consumer Discretionary (8.3%)
Auto Components (0.7%)
Bridgestone Corp.	600	$27,893
Continental AG	120	32,403
Magna International, Inc.	700	39,673
Stanley Electric Co. Ltd.	700	28,422
Sumitomo Electric Industries Ltd.	600	10,144

		138,535

Automobiles (0.3%)
Bayerische Motoren Werke AG	400	41,673
Suzuki Motor Corp.	400	23,196

		64,869

Hotels, Restaurants & Leisure (1.5%)
Carnival Corp.	400	26,548
Compass Group plc	2,171	46,899
Domino’s Pizza, Inc.	100	18,896
Restaurant Brands International, Inc.	400	24,589
Royal Caribbean Cruises Ltd.	200	23,856
Sodexo SA	200	26,889
Starbucks Corp.	1,100	63,172
Whitbread plc	300	16,202
Yum Brands, Inc.	500	40,805

		287,856

Household Durables (0.9%)
DR Horton, Inc.	700	35,749
Electrolux AB	1,000	32,220
Mohawk Industries, Inc.*	100	27,590
Sekisui Chemical Co. Ltd.	1,000	20,075
Sekisui House Ltd.	1,000	18,065
Taylor Wimpey plc	6,000	16,720
Techtronic Industries Co. Ltd.	1,500	9,782

		160,201

Leisure Products (0.1%)
Bandai Namco Holdings, Inc.	300	9,811

Media (1.0%)
CBS Corp. (Non-Voting), Class B	500	29,500
Comcast Corp., Class A	3,600	144,180
Omnicom Group, Inc.	300	21,849

		195,529

Multiline Retail (0.1%)
Dollarama, Inc.	200	24,988

Specialty Retail (2.7%)
Home Depot, Inc. (The)	900	170,577
Industria de Diseno Textil SA	1,500	52,274
Lowe’s Cos., Inc.	800	74,352
Nitori Holdings Co. Ltd.	100	14,258
Ross Stores, Inc.	700	56,175
TJX Cos., Inc. (The)	1,300	99,398
USS Co. Ltd.	600	12,706

		479,740

Textiles, Apparel & Luxury Goods (1.0%)
LVMH Moet Hennessy Louis Vuitton SE	200	58,889
NIKE, Inc., Class B	1,400	87,570
VF Corp.	600	44,400

		190,859

Total Consumer Discretionary		1,552,388

Consumer Staples (15.0%)
Beverages (3.5%)
Asahi Group Holdings Ltd.	500	24,806
Brown-Forman Corp., Class B	400	27,468
Coca-Cola Co. (The)	3,700	169,756
Constellation Brands, Inc., Class A	200	45,714
Diageo plc	2,400	88,300
Heineken NV	400	41,721
Kirin Holdings Co. Ltd.	1,000	25,210
Monster Beverage Corp.*	500	31,645
PepsiCo, Inc.	1,600	191,872
Pernod Ricard SA	200	31,664
Suntory Beverage & Food Ltd.	100	4,446

		682,602

Food & Staples Retailing (3.1%)
Alimentation Couche-Tard, Inc., Class B	700	36,526
Costco Wholesale Corp.	700	130,283
CVS Health Corp.	1,400	101,500
George Weston Ltd.	300	26,053
Seven & i Holdings Co. Ltd.	900	37,406
Sysco Corp.	1,100	66,803
Walgreens Boots Alliance, Inc.	800	58,096
Wal-Mart Stores, Inc.	800	79,000
Wesfarmers Ltd.	500	17,329
Woolworths Group Ltd.	1,100	23,431

		576,427

Food Products (2.7%)
Danone SA	800	67,144
General Mills, Inc.	800	47,432
Hershey Co. (The)	300	34,053
Kellogg Co.(x)	400	27,192
Kraft Heinz Co. (The)	700	54,432
McCormick & Co., Inc. (Non-Voting)	200	20,382
MEIJI Holdings Co. Ltd.	100	8,511
Mondelez International, Inc., Class A	1,900	81,320
Nestle SA (Registered)	1,500	128,996
Tyson Foods, Inc., Class A	500	40,535

		509,997

Household Products (2.5%)
Church & Dwight Co., Inc.	600	30,102
Clorox Co. (The)	300	44,622
Colgate-Palmolive Co.	900	67,905
Henkel AG & Co. KGaA (Preference) (q)	490	64,878
Kimberly-Clark Corp.	600	72,396
Procter & Gamble Co. (The)	2,000	183,760

		463,663

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT SMARTBETA EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

	Number of Shares	Value (Note 1)
Personal Products (2.0%)
Beiersdorf AG	200	$23,493
Estee Lauder Cos., Inc. (The), Class A	500	63,620
Kao Corp.	500	33,810
L’Oreal SA	300	66,574
Unilever NV (CVA)	1,800	101,409
Unilever plc	1,400	77,981

		366,887

Tobacco (1.2%)
Altria Group, Inc.	1,700	121,396
British American Tobacco plc	1,000	67,751
Japan Tobacco, Inc.	900	29,003

		218,150

Total Consumer Staples		2,817,726

Energy (2.3%)
Oil, Gas & Consumable Fuels (2.3%)
Caltex Australia Ltd.	600	15,941
Exxon Mobil Corp.	2,400	200,735
Snam SpA	3,000	14,686
Suncor Energy, Inc.	800	29,372
TOTAL SA	1,400	77,346
TransCanada Corp.	1,900	92,476

Total Energy		430,556

Financials (16.4%)
Banks (7.4%)
Bank Hapoalim BM	2,000	14,708
Bank of Montreal	1,400	112,033
Bank of Nova Scotia (The) (x)	1,000	64,535
BB&T Corp.	800	39,776
Canadian Imperial Bank of Commerce	800	77,989
Citigroup, Inc.	600	44,646
Citizens Financial Group, Inc.	900	37,782
Commonwealth Bank of Australia	500	31,343
Danske Bank A/S	1,300	50,620
Hang Seng Bank Ltd.	1,100	27,314
M&T Bank Corp.	200	34,198
National Bank of Canada	300	14,969
Oversea-Chinese Banking Corp. Ltd.	2,000	18,528
PNC Financial Services Group, Inc. (The)	600	86,574
Royal Bank of Canada	1,300	106,162
Skandinaviska Enskilda Banken AB, Class A	3,000	35,218
SunTrust Banks, Inc.	500	32,295
Svenska Handelsbanken AB, Class A	4,000	54,711
Swedbank AB, Class A	1,800	43,425
Toronto-Dominion Bank (The)	2,700	158,198
United Overseas Bank Ltd.	3,000	59,329
US Bancorp	2,500	133,950
Wells Fargo & Co.	2,000	121,340

		1,399,643

Capital Markets (3.0%)
Ameriprise Financial, Inc.	400	67,788
ASX Ltd.	400	17,122
Bank of New York Mellon Corp. (The)	800	43,088
BlackRock, Inc.	100	51,371
CME Group, Inc.	600	87,629
Intercontinental Exchange, Inc.	200	14,112
Macquarie Group Ltd.	300	23,321
MSCI, Inc.	200	25,308
Northern Trust Corp.	400	39,956
S&P Global, Inc.	400	67,760
Singapore Exchange Ltd.	2,000	11,126
St James’s Place plc	1,000	16,553
T. Rowe Price Group, Inc.	300	31,479
TD Ameritrade Holding Corp.	500	25,565
Thomson Reuters Corp.	900	39,229

		561,407

Consumer Finance (0.4%)
American Express Co.	700	69,517

Insurance (5.6%)
Aflac, Inc.	600	52,668
AIA Group Ltd.	5,000	42,654
Allianz SE (Registered)	350	80,419
Allstate Corp. (The)	600	62,826
Aon plc	500	67,000
Assicurazioni Generali SpA	1,000	18,238
Baloise Holding AG (Registered)	100	15,568
Cincinnati Financial Corp.	300	22,491
Everest Re Group Ltd.	100	22,126
Hannover Rueck SE	180	22,656
Legal & General Group plc	8,000	29,520
Lincoln National Corp.	400	30,748
Loews Corp. (x)	500	25,015
Marsh & McLennan Cos., Inc.	1,100	89,528
Medibank Pvt Ltd.	2,100	5,391
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen (Registered)	240	52,049
NN Group NV	600	26,003
Power Corp. of Canada	1,000	25,752
Principal Financial Group, Inc.	400	28,224
Progressive Corp. (The)	1,100	61,952
Prudential Financial, Inc.	500	57,490
Reinsurance Group of America, Inc.	200	31,186
Sampo OYJ, Class A	900	49,458
SCOR SE	400	16,100
Sun Life Financial, Inc.	1,100	45,400
Suncorp Group Ltd.	2,800	30,280
Zurich Insurance Group AG	130	39,569

		1,050,311

Total Financials		3,080,878

Health Care (11.3%)
Biotechnology (1.4%)
AbbVie, Inc.	900	87,039
Amgen, Inc.	500	86,950

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT SMARTBETA EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

	Number of Shares	Value (Note 1)
Biogen, Inc.*	200	$63,714
CSL Ltd.	300	33,075

		270,778

Health Care Equipment & Supplies (2.0%)
Baxter International, Inc.	700	45,248
Becton Dickinson and Co.	300	64,218
Cochlear Ltd.	100	13,360
Coloplast A/S, Class B	200	15,907
Danaher Corp.	600	55,692
Hoya Corp.	500	24,974
Stryker Corp.	700	108,389
Sysmex Corp.	200	15,744
Teleflex, Inc.	100	24,882

		368,414

Health Care Providers & Services (2.5%)
Aetna, Inc.	300	54,117
Anthem, Inc.	200	45,002
Cigna Corp.	200	40,618
Fresenius Medical Care AG & Co. KGaA	200	21,065
HCA Healthcare, Inc.*	400	35,136
Henry Schein, Inc.*	200	13,976
Humana, Inc.	200	49,614
Laboratory Corp. of America Holdings*	200	31,902
Quest Diagnostics, Inc.	100	9,849
UnitedHealth Group, Inc.	800	176,368

		477,647

Health Care Technology (0.1%)
Cerner Corp.*	200	13,478

Life Sciences Tools & Services (0.3%)
Thermo Fisher Scientific, Inc.	300	56,964

Pharmaceuticals (5.0%)
Astellas Pharma, Inc.	1,900	24,232
Bayer AG (Registered)	600	74,871
Bristol-Myers Squibb Co.	1,100	67,408
Eli Lilly & Co.	1,100	92,906
Johnson & Johnson	1,500	209,579
Merck & Co., Inc.	1,700	95,659
Novartis AG (Registered)	200	16,912
Novo Nordisk A/S, Class B	1,200	64,693
Pfizer, Inc.	3,300	119,526
Roche Holding AG	300	75,889
Sanofi	200	17,242
Takeda Pharmaceutical Co. Ltd.	500	28,405
Zoetis, Inc.	500	36,020

		923,342

Total Health Care		2,110,623

Industrials (17.7%)
Aerospace & Defense (3.7%)
Boeing Co. (The)	400	117,964
General Dynamics Corp.	500	101,725
Lockheed Martin Corp.	400	128,420
Northrop Grumman Corp.	400	122,764
Raytheon Co.	600	112,710
Safran SA	400	41,232
Thales SA	100	10,784
United Technologies Corp.	600	76,542

		712,141

Air Freight & Logistics (1.1%)
Deutsche Post AG (Registered)	1,500	71,541
United Parcel Service, Inc., Class B	1,100	131,065

		202,606

Airlines (0.2%)
ANA Holdings, Inc.	1,000	41,766

Building Products (0.7%)
Assa Abloy AB, Class B	1,600	33,236
Daikin Industries Ltd.	200	23,670
Geberit AG (Registered)	90	39,632
Masco Corp.	700	30,758

		127,296

Commercial Services & Supplies (1.0%)
Cintas Corp.	200	31,166
Dai Nippon Printing Co. Ltd.	500	11,152
Republic Services, Inc.	500	33,805
Secom Co. Ltd.	400	30,200
Waste Management, Inc.	1,000	86,300

		192,623

Construction & Engineering (0.7%)
Ferrovial SA	1,500	34,061
Kajima Corp.	1,000	9,621
Obayashi Corp.	1,000	12,106
Taisei Corp.	200	9,958
Vinci SA	600	61,299

		127,045

Electrical Equipment (1.0%)
ABB Ltd. (Registered)	2,200	58,971
Legrand SA	300	23,106
Mitsubishi Electric Corp.	2,000	33,219
Nidec Corp.	200	28,063
Rockwell Automation, Inc.	200	39,270

		182,629

Industrial Conglomerates (2.1%)
3M Co.	500	117,685
Honeywell International, Inc.	1,000	153,360
Roper Technologies, Inc.	200	51,800
Siemens AG (Registered)	490	68,288

		391,133

Machinery (2.5%)
Atlas Copco AB, Class A	1,000	43,179
Cummins, Inc.	200	35,328
FANUC Corp.	100	24,016
Fortive Corp.	800	57,879
Illinois Tool Works, Inc.	600	100,109
Kone OYJ, Class B	600	32,238
Sandvik AB	2,000	35,036
Schindler Holding AG	120	27,622
SMC Corp.	100	41,163
Stanley Black & Decker, Inc.	300	50,907
Wartsila OYJ Abp	400	25,245

		472,722

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT SMARTBETA EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

	Number of Shares	Value (Note 1)
Professional Services (0.9%)
Adecco Group AG (Registered)*	200	$15,301
Experian plc	1,000	22,088
Intertek Group plc	200	14,015
Randstad Holding NV	400	24,592
SGS SA (Registered)	12	31,292
Verisk Analytics, Inc.*	300	28,800
Wolters Kluwer NV	600	31,301

		167,389

Road & Rail (2.3%)
Canadian National Railway Co.	1,700	140,178
Canadian Pacific Railway Ltd.	200	36,541
Central Japan Railway Co.	100	17,910
DSV A/S	400	31,499
East Japan Railway Co.	400	39,033
Hankyu Hanshin Holdings, Inc.	400	16,082
Kintetsu Group Holdings Co. Ltd.	400	15,336
Tobu Railway Co. Ltd.	600	19,383
Union Pacific Corp.	700	93,870
West Japan Railway Co.	300	21,905

		431,737

Trading Companies & Distributors (1.3%)
Bunzl plc	600	16,785
Fastenal Co.	300	16,407
Ferguson plc	600	43,178
ITOCHU Corp.	2,500	46,660
Marubeni Corp.	3,000	21,729
MISUMI Group, Inc.	900	26,199
Mitsubishi Corp.	1,100	30,391
Mitsui & Co. Ltd.	1,700	27,641
Sumitomo Corp.	1,000	16,996

		245,986

Transportation Infrastructure (0.2%)
Aena SME SA (m)	140	28,388
Atlantia SpA	500	15,790

		44,178

Total Industrials		3,339,251

Information Technology (13.2%)
Electronic Equipment, Instruments & Components (1.2%)
Amphenol Corp., Class A	800	70,240
CDW Corp.	400	27,796
Hexagon AB, Class B	400	20,036
Hirose Electric Co. Ltd.	100	14,617
Keyence Corp.	100	56,020
Kyocera Corp.	500	32,718

		221,427

Internet Software & Services (1.0%)
Alphabet, Inc., Class A*	150	158,010
Facebook, Inc., Class A*	200	35,292

		193,302

IT Services (5.7%)
Accenture plc, Class A	600	91,854
Amadeus IT Group SA	600	43,274
Atos SE	100	14,560
Automatic Data Processing, Inc.	900	105,471
Broadridge Financial Solutions, Inc.	300	27,174
CGI Group, Inc., Class A*	500	27,168
Cognizant Technology Solutions Corp., Class A	700	49,714
Fidelity National Information Services, Inc.	600	56,454
Fiserv, Inc.*	600	78,678
International Business Machines Corp.	400	61,368
Jack Henry & Associates, Inc.	300	35,088
Mastercard, Inc., Class A	900	136,224
Nomura Research Institute Ltd.	200	9,301
NTT Data Corp.	2,300	27,333
Paychex, Inc.	700	47,656
PayPal Holdings, Inc.*	900	66,258
Visa, Inc., Class A	1,600	182,432

		1,060,007

Semiconductors & Semiconductor Equipment (1.8%)
ASML Holding NV	180	31,348
Intel Corp.	2,500	115,400
KLA-Tencor Corp.	300	31,521
Texas Instruments, Inc.	1,300	135,772
Xilinx, Inc.	400	26,968

		341,009

Software (2.6%)
Adobe Systems, Inc.*	700	122,668
ANSYS, Inc.*	200	29,518
Check Point Software Technologies Ltd.*	100	10,362
Electronic Arts, Inc.*	400	42,024
Intuit, Inc.	500	78,890
Microsoft Corp.	300	25,662
Oracle Corp.	1,300	61,464
Sage Group plc (The)	1,600	17,239
SAP SE	900	100,913

		488,740

Technology Hardware, Storage & Peripherals (0.9%)
Apple, Inc.	700	118,461
Canon, Inc.	800	29,820
FUJIFILM Holdings Corp.	600	24,522

		172,803

Total Information Technology		2,477,288

Materials (4.4%)
Chemicals (3.9%)
Air Products & Chemicals, Inc.	200	32,816
Akzo Nobel NV	301	26,372
Asahi Kasei Corp.	1,000	12,900
BASF SE	200	22,015
Celanese Corp.	200	21,416
Chr Hansen Holding A/S	200	18,760
Ecolab, Inc.	500	67,090
Givaudan SA (Registered)	20	46,221
International Flavors & Fragrances, Inc.	100	15,261
Koninklijke DSM NV	300	28,678
Kuraray Co. Ltd.	400	7,547

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT SMARTBETA EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

	Number of Shares	Value (Note 1)
LyondellBasell Industries NV, Class A	500	$55,160
Mitsubishi Chemical Holdings Corp.	2,500	27,435
Nissan Chemical Industries Ltd.	400	15,957
Nitto Denko Corp.	100	8,884
Novozymes A/S, Class B	400	22,854
PPG Industries, Inc.	400	46,728
Praxair, Inc.	600	92,807
Sherwin-Williams Co. (The)	100	41,004
Shin-Etsu Chemical Co. Ltd.	300	30,486
Sika AG	4	31,772
Sumitomo Chemical Co. Ltd.	2,000	14,378
Toray Industries, Inc.	3,000	28,289

		714,830

Construction Materials (0.2%)
HeidelbergCement AG	300	32,486

Containers & Packaging (0.1%)
Amcor Ltd.	2,200	26,469

Metals & Mining (0.1%)
Norsk Hydro ASA	3,000	22,782

Paper & Forest Products (0.1%)
UPM-Kymmene OYJ	800	24,870

Total Materials		821,437

Real Estate (2.5%)
Equity Real Estate Investment Trusts (REITs) (1.8%)
American Tower Corp. (REIT)	200	28,534
AvalonBay Communities, Inc. (REIT)	300	53,523
Dexus (REIT)	1,500	11,411
Equity Residential (REIT)	400	25,508
Goodman Group (REIT)	2,100	13,796
GPT Group (The) (REIT)	3,500	13,955
Link REIT (REIT)	2,000	18,546
Mirvac Group (REIT)	4,700	8,618
Prologis, Inc. (REIT)	200	12,902
Scentre Group (REIT)	4,200	13,731
Simon Property Group, Inc. (REIT)	400	68,696
Stockland (REIT)	5,600	19,575
Unibail-Rodamco SE (REIT)	160	40,315
Vornado Realty Trust (REIT)	100	7,818

		336,928

Real Estate Management & Development (0.7%)
CBRE Group, Inc., Class A*	700	30,317
Daito Trust Construction Co. Ltd.	200	40,781
Daiwa House Industry Co. Ltd.	1,000	38,402
Mitsui Fudosan Co. Ltd.	1,000	22,410

		131,910

Total Real Estate		468,838

Telecommunication Services (2.5%)
Diversified Telecommunication Services (2.2%)
AT&T, Inc.	2,800	108,863
Nippon Telegraph & Telephone Corp.	1,100	51,752
Singapore Telecommunications Ltd.	10,000	26,693
Swisscom AG (Registered)	60	31,926
Telefonica SA	2,000	19,498
Telenor ASA	1,000	21,424
Telia Co. AB	4,000	17,823
Verizon Communications, Inc.	2,400	127,031

		405,010

Wireless Telecommunication Services (0.3%)
KDDI Corp.	1,300	32,357
NTT DOCOMO, Inc.	1,100	25,978

		58,335

Total Telecommunication Services		463,345

Utilities (5.6%)
Electric Utilities (3.3%)
American Electric Power Co., Inc.	600	44,142
CLP Holdings Ltd.	2,500	25,583
Duke Energy Corp.	600	50,466
Enel SpA	7,000	43,087
Eversource Energy	400	25,272
Fortis, Inc.	600	22,010
Iberdrola SA	10,000	77,510
NextEra Energy, Inc.	500	78,095
PG&E Corp.	400	17,932
PPL Corp.	1,400	43,330
Red Electrica Corp. SA	800	17,959
Southern Co. (The)	1,700	81,753
SSE plc	1,800	32,080
Terna Rete Elettrica Nazionale SpA	3,000	17,436
Xcel Energy, Inc.	1,000	48,110

		624,765

Gas Utilities (0.5%)
Hong Kong & China Gas Co. Ltd.	17,600	34,512
Osaka Gas Co. Ltd.	800	15,407
Tokyo Gas Co. Ltd.	1,000	22,884
UGI Corp.	300	14,085

		86,888

Multi-Utilities (1.6%)
AGL Energy Ltd.	900	17,106
Ameren Corp.	400	23,596
CenterPoint Energy, Inc.	600	17,016
CMS Energy Corp.	500	23,650
Consolidated Edison, Inc.	300	25,485
Dominion Energy, Inc.	1,100	89,166
DTE Energy Co.	400	43,784
Sempra Energy	500	53,460

		293,263

Water Utilities (0.2%)
American Water Works Co., Inc.	400	36,596
Severn Trent plc	300	8,757

		45,353

Total Utilities		1,050,269

Total Common Stocks (99.2%) (Cost $14,819,957)		18,612,599

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT SMARTBETA EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

	Principal Amount	Value (Note 1)
SHORT-TERM INVESTMENTS:
Repurchase Agreements (0.6%)
Citigroup Global Markets Ltd., 1.40%, dated 12/29/17, due 1/2/18, repurchase price $7,284, collateralized by various Foreign Government Agency Securities, ranging from 1.625%-2.500%, maturing 3/16/21-7/29/25, U.S. Government Treasury Securities, ranging from 0.875%-7.250%, maturing from 8/15/20-2/15/47; total market value $7,429. (xx)	$7,283	$7,283
Deutsche Bank AG, 1.81%, dated 12/29/17, due 1/2/18, repurchase price $5,977, collateralized by various Common Stocks, U.S. Government Treasury Securities, ranging from 1.875%-2.250%, maturing 4/30/22-8/15/46; total market value $6,647. (xx)	5,976	5,976
Deutsche Bank AG, 1.81%, dated 12/29/17, due 1/2/18, repurchase price $10,644, collateralized by various Common Stocks, U.S. Government Treasury Securities, ranging from 1.875%-2.250%, maturing 4/30/22-8/15/46; total market value $11,836. (xx)	10,642	10,642
Deutsche Bank AG, 1.81%, dated 12/29/17, due 1/2/18, repurchase price $13,306, collateralized by various Common Stocks, U.S. Government Treasury Securities, ranging from 1.875%-2.250%, maturing 4/30/22-8/15/46; total market value $14,796. (xx)	13,303	13,303
Deutsche Bank AG, 1.81%, dated 12/29/17, due 1/2/18, repurchase price $16,543, collateralized by various Common Stocks, U.S. Government Treasury Securities, ranging from 1.875%-2.250%, maturing 4/30/22-8/15/46; total market value $18,396. (xx)	16,540	16,540
NBC Global Finance Ltd., 1.59%, dated 12/29/17, due 1/2/18, repurchase price $8,779, collateralized by various Common Stocks; total market value $9,764. (xx)	8,777	8,777
NBC Global Finance Ltd., 1.59%, dated 12/29/17, due 1/2/18, repurchase price $11,959, collateralized by various Common Stocks; total market value $13,301. (xx)	11,957	11,957
NBC Global Finance Ltd., 1.59%, dated 12/29/17, due 1/2/18, repurchase price $11,020, collateralized by various Common Stocks; total market value $12,257. (xx)	11,018	11,018
RBS Securities, Inc., 1.37%, dated 12/29/17, due 1/2/18, repurchase price $19,206, collateralized by various U.S. Government Treasury Securities, ranging from 1.750%-1.875%, maturing 2/28/22-9/30/22; total market value $19,587. (xx)	19,203	19,203

Total Repurchase Agreements		104,699

Total Short-Term Investments (0.6%) (Cost $104,699)		104,699

Total Investments in Securities (99.8%) (Cost $14,924,656)		18,717,298
Other Assets Less Liabilities (0.2%)		40,869

Net Assets (100%)		$18,758,167

*	Non-income producing.
(m)	Regulation S is an exemption for securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. Resale restrictions may apply for purposes of the Securities Act of 1933. At December 31, 2017, the market value of these securities amounted to $28,388 or 0.2% of net assets.
(q)	Preference Shares are a special type of equity investment that shares in the earnings of the company, has limited voting rights, and receives a greater dividend than applicable Common Shares.
(x)	All or a portion of security is on loan at December 31, 2017.
(xx)	At December 31, 2017, the Portfolio had loaned securities with a total value of $100,558. This was secured by cash collateral of $104,699 which was subsequently invested in joint repurchase agreements with a total value of $104,699, as detailed in the Notes to the Financial Statements, for which the Portfolio has a proportionate interest as reported in the Portfolio of Investments as Repurchase Agreements.

Glossary:

CVA	— Dutch Certification

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT SMARTBETA EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

Country Diversification As a Percentage of Total Net Assets
Australia	1.8%
Canada	6.1
Denmark	1.1
Finland	0.7
France	3.0
Germany	3.8
Hong Kong	0.8
Israel	0.1
Italy	0.6
Japan	8.4
Netherlands	1.1
Norway	0.2
Singapore	0.6
Spain	1.5
Sweden	1.7
Switzerland	3.2
United Kingdom	3.1
United States	62.0
Cash and Other	0.2

100.0%

Foreign cash on the statement of assets and liabilities is maintained at JPMorgan or its affiliates and is comprised of the following (in USD): AUD 24,005, CAD 3,120, CHF 46,162, DKK 1,773, EUR 3,379, GBP 9,267, HKD 17,572, ILS 1,987, JPY 896, NOK 1,659, SEK 9,643, and SGD 1,869.

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2017:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Common Stocks
Consumer Discretionary	$1,053,867	$498,521	$—	$1,552,388
Consumer Staples	1,853,863	963,863	—	2,817,726
Energy	322,583	107,973	—	430,556
Financials	2,249,655	831,223	—	3,080,878
Health Care	1,684,254	426,369	—	2,110,623
Industrials	1,895,353	1,443,898	—	3,339,251
Information Technology	2,055,587	421,701	—	2,477,288
Materials	372,282	449,155	—	821,437
Real Estate	227,298	241,540	—	468,838
Telecommunication Services	235,894	227,451	—	463,345
Utilities	737,948	312,321	—	1,050,269
Short-Term Investments
Repurchase Agreements	—	104,699	—	104,699

Total Assets	$12,688,584	$6,028,714	$—	$18,717,298

Total Liabilities	$—	$—	$—	$—

Total	$12,688,584	$6,028,714	$—	$18,717,298

There were no transfers between Levels 1, 2 or 3 during the year ended December 31, 2017.

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT SMARTBETA EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

The Portfolio held no derivatives contracts during the year ended December 31, 2017.

Investment security transactions for the year ended December 31, 2017 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$8,163,575
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$6,843,944

As of December 31, 2017, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments in securities and derivative instruments, if applicable, for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$3,918,619
Aggregate gross unrealized depreciation	(143,745)

Net unrealized appreciation	$3,774,874

Federal income tax cost of investments in securities and derivative instruments, if applicable	$14,942,424

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT SMARTBETA EQUITY PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2017

ASSETS
Investments in Securities, at value (x):
Unaffiliated Issuers (Cost $14,819,957)	$18,612,599
Repurchase Agreements (Cost $104,699)	104,699
Cash	44,222
Foreign cash (Cost $119,604)	121,332
Dividends, interest and other receivables	34,178
Receivable from Separate Accounts for Portfolio shares sold	711
Securities lending income receivable	184
Other assets	69

Total assets	18,917,994

LIABILITIES
Payable for return of collateral on securities loaned	104,699
Administrative fees payable	4,558
Distribution fees payable – Class IB	2,192
Payable to Separate Accounts for Portfolio shares redeemed	30
Trustees’ fees payable	24
Accrued expenses	48,324

Total liabilities	159,827

NET ASSETS	$18,758,167

Net assets were comprised of:
Paid in capital	$14,862,430
Accumulated undistributed net investment income (loss)	(16,869)
Accumulated undistributed net realized gain (loss)	117,731
Net unrealized appreciation (depreciation)	3,794,875

Net assets	$18,758,167

Class IB
Net asset value, offering and redemption price per share, $10,478,368 / 803,326 shares outstanding (unlimited amount authorized: $0.01 par value)	$13.04

Class K
Net asset value, offering and redemption price per share, $8,279,799 / 634,759 shares outstanding (unlimited amount authorized: $0.01 par value)	$13.04

(x)	Includes value of securities on loan of $100,558.

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2017

INVESTMENT INCOME
Dividends (net of $22,127 foreign withholding tax)	$394,805
Interest	335
Securities lending (net)	2,315

Total income	397,455

EXPENSES
Investment management fees	115,507
Professional fees	54,898
Administrative fees	30,015
Custodian fees	29,001
Distribution fees – Class IB	22,148
Printing and mailing expenses	1,704
Trustees’ fees	370
Miscellaneous	10,110

Gross expenses	263,753
Less: Waiver from investment manager	(90,522)

Net expenses	173,231

NET INVESTMENT INCOME (LOSS)	224,224

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Investments in securities	685,678
Foreign currency transactions	1,634

Net realized gain (loss)	687,312

Change in unrealized appreciation (depreciation) on:
Investments in securities	2,320,316
Foreign currency translations	3,514

Net change in unrealized appreciation (depreciation)	2,323,830

NET REALIZED AND UNREALIZED GAIN (LOSS)	3,011,142

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$3,235,366

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT SMARTBETA EQUITY PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2017	2016
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$224,224	$201,655
Net realized gain (loss)	687,312	(39,346)
Net change in unrealized appreciation (depreciation)	2,323,830	637,891

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	3,235,366	800,200

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income
Class IB	(123,228)	(92,418)
Class K	(117,158)	(106,523)

	(240,386)	(198,941)

Distributions from net realized capital gains
Class IB	(282,078)	(126)
Class K	(225,434)	(124)

	(507,512)	(250)

TOTAL DIVIDENDS AND DISTRIBUTIONS	(747,898)	(199,191)

CAPITAL SHARES TRANSACTIONS:
Class IB
Capital shares sold [ 125,270 and 73,707 shares, respectively ]	1,566,300	816,926
Capital shares issued in reinvestment of dividends and distributions [ 31,309 and 8,277 shares, respectively ]	405,306	92,544
Capital shares repurchased [ (19,963) and (10,058) shares, respectively ]	(248,393)	(111,589)

Total Class IB transactions	1,723,213	797,881

Class K
Capital shares sold [ 25,104 and 27,260 shares, respectively ]	311,092	298,243
Capital shares issued in reinvestment of dividends and distributions [ 26,467 and 9,542 shares, respectively ]	342,592	106,647
Capital shares repurchased [ (45,518) and (36,921) shares, respectively ]	(557,888)	(408,646)

Total Class K transactions	95,796	(3,756)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	1,819,009	794,125

TOTAL INCREASE (DECREASE) IN NET ASSETS	4,306,477	1,395,134
NET ASSETS:
Beginning of year	14,451,690	13,056,556

End of year (a)	$18,758,167	$14,451,690

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$(16,869)	$(3,090)

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT SMARTBETA EQUITY PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,				October 28, 2013* to December 31, 2013
Class IB	2017	2016	2015	2014
Net asset value, beginning of period	$11.16	$10.67	$10.70	$10.22	$10.00

Income (loss) from investment operations:
Net investment income (loss) (e)	0.15	0.15	0.14	0.16	0.02
Net realized and unrealized gain (loss)	2.26	0.48	(0.02)	0.58	0.26

Total from investment operations	2.41	0.63	0.12	0.74	0.28

Less distributions:
Dividends from net investment income	(0.16)	(0.14)	(0.13)	(0.18)	(0.02)
Distributions from net realized gains	(0.37)	— #	(0.02)	(0.08)	—
Return of capital	—	—	—	—	(0.04)

Total dividends and distributions	(0.53)	(0.14)	(0.15)	(0.26)	(0.06)

Net asset value, end of period	$13.04	$11.16	$10.67	$10.70	$10.22

Total return (b)	21.65%	5.93%	1.10%	7.26%	2.82%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$10,478	$7,439	$6,347	$5,842	$5,141
Ratio of expenses to average net assets:
After waivers and reimbursements (a)(f)	1.16%	1.23%	1.25%	1.25%	1.25%
Before waivers and reimbursements (a)(f)	1.72%	1.79%	1.92%	2.24%	2.41%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (a)(f)	1.23%	1.35%	1.24%	1.52%	1.03	%(l)
Before waivers and reimbursements (a)(f)	0.68%	0.79%	0.58%	0.52%	(0.13	)%(l)
Portfolio turnover rate (z)^	42%	27%	28%	27%	5%

	Year Ended December 31,				October 28, 2013* to December 31, 2013
Class K	2017	2016	2015	2014
Net asset value, beginning of period	$11.15	$10.67	$10.70	$10.22	$10.00

Income (loss) from investment operations:
Net investment income (loss) (e)	0.19	0.18	0.16	0.19	0.02
Net realized and unrealized gain (loss)	2.26	0.47	(0.01)	0.58	0.26

Total from investment operations	2.45	0.65	0.15	0.77	0.28

Less distributions:
Dividends from net investment income	(0.19)	(0.17)	(0.16)	(0.21)	(0.02)
Distributions from net realized gains	(0.37)	— #	(0.02)	(0.08)	—
Return of capital	—	—	—	—	(0.04)

Total dividends and distributions	(0.56)	(0.17)	(0.18)	(0.29)	(0.06)

Net asset value, end of period	$13.04	$11.15	$10.67	$10.70	$10.22

Total return (b)	22.04%	6.20%	1.36%	7.53%	2.86%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$8,280	$7,013	$6,709	$6,744	$5,801
Ratio of expenses to average net assets:
After waivers and reimbursements (a)(f)	0.92%	0.98%	1.00%	1.00%	1.00%
Before waivers and reimbursements (a)(f)	1.46%	1.53%	1.65%	1.99%	2.16%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (a)(f)	1.50%	1.61%	1.50%	1.76%	1.28	%(l)
Before waivers and reimbursements (a)(f)	0.96%	1.06%	0.84%	0.76%	0.10	%(l)
Portfolio turnover rate (z)^	42%	27%	28%	27%	5%

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT SMARTBETA EQUITY PORTFOLIO

FINANCIAL HIGHLIGHTS (Continued)

*	Commencement of Operations.
#	Per share amount is less than $0.005.
^	Portfolio turnover rate excludes derivatives, if any.
(a)	Ratios for periods less than one year are annualized. Certain non-recurring expenses incurred by the Portfolio are not annualized for periods less than one year.
(b)	Total returns for periods less than one year are not annualized.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.
(l)	The annualized ratio of net investment income to average net assets may not be indicative of operating results for a full year.
(z)	Portfolio turnover rate for periods less than one year is not annualized.

See Notes to Financial Statements.

1290 VT SOCIALLY RESPONSIBLE PORTFOLIO (Unaudited)

INVESTMENT MANAGER

➢	AXA Equitable Funds Management Group, LLC

INVESTMENT SUB-ADVISER

➢	Blackrock Investment Management, LLC

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/17
	1 Year	5 Years	10 Years
Portfolio – Class IA Shares	20.45%	15.21%	6.83%
Portfolio – Class IB Shares	20.44	15.20	6.73
MSCI KLD 400 Social Index	21.61	15.89	8.72
Russell 1000® Growth Index	30.21	17.33	10.00
Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned 20.44% for the year ended December 31, 2017. This compares to the returns of the following benchmarks over the same period: the MSCI KLD 400 Social Index and the Russell 1000® Growth Index, which returned 21.61% and 30.21%, respectively.

The following commentary describes key factors (such as stock selection and sector allocation decisions) that helped or hurt the Portfolio’s performance relative to the Russell 1000 Growth Index benchmark.

Portfolio Highlights

What helped performance during the year:

•	A relative overweight in the utilities sector contributed to performance.

•

Avoiding benchmark constituents General Electric Co. in the industrials sector, Altria Group, Inc., Pepsico, Inc., The Kroger Co. and CVS Health Corp. in the consumer staples sector and Comcast Corporation in the consumer discretionary sector added value for the year.

•	Overweighting the financials sector was beneficial.

What hurt performance during the year:

•	A relative overweight in the energy sector detracted from performance.

•	Stock selection in the information technology sector detracted from relative performance; in particular, not holding Apple Inc.

•	Utilities and consumer discretionary stock selection detracted from relative performance.

•	Underweighting the information technology sector detracted from relative performance.

Sector Weightings as of December 31, 2017	% of Net Assets
Information Technology	31.4%
Health Care	12.1
Consumer Discretionary	11.7
Industrials	11.2
Financials	10.4
Consumer Staples	7.9
Energy	4.5
Real Estate	4.1
Materials	2.8
Telecommunication Services	2.1
Utilities	1.6
Repurchase Agreements	1.2
Cash and Other	(1.0)

100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees (in the case of Class IA and Class IB shares of the Portfolio), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

1290 VT SOCIALLY RESPONSIBLE PORTFOLIO (Unaudited)

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2017 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/17	Ending Account Value 12/31/17	Expenses Paid During Period* 7/1/17 - 12/31/17
Class IA
Actual	$1,000.00	$1,105.65	$4.98
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.48	4.77
Class IB
Actual	1,000.00	1,105.80	4.97
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.48	4.77

*  Expenses are equal to the Portfolio’s Class IA and Class IB shares annualized expense ratios of 0.94% and 0.94%, respectively, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

EQ ADVISORS TRUST

1290 VT SOCIALLY RESPONSIBLE PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2017

	Number of Shares	Value (Note 1)
COMMON STOCKS:
Consumer Discretionary (11.7%)
Auto Components (0.2%)
Autoliv, Inc. (x)	1,177	$149,573
BorgWarner, Inc.	2,859	146,067

		295,640

Automobiles (0.5%)
Harley-Davidson, Inc. (x)	2,311	117,584
Tesla, Inc. (x)*	1,792	557,939

		675,523

Distributors (0.2%)
LKQ Corp.*	4,184	170,163
Pool Corp.	558	72,345

		242,508

Hotels, Restaurants & Leisure (3.1%)
Aramark	3,320	141,897
Choice Hotels International, Inc.	497	38,567
Darden Restaurants, Inc.	1,698	163,042
Domino’s Pizza, Inc.	654	123,580
Hilton Worldwide Holdings, Inc.	2,635	210,431
Jack in the Box, Inc.	399	39,146
Marriott International, Inc., Class A	4,257	577,803
McDonald’s Corp.	10,920	1,879,550
Royal Caribbean Cruises Ltd.	2,331	278,042
Starbucks Corp.	19,392	1,113,682
Vail Resorts, Inc.	542	115,159

		4,680,899

Household Durables (0.5%)
Ethan Allen Interiors, Inc.	363	10,382
Garmin Ltd.	1,653	98,469
La-Z-Boy, Inc.	604	18,845
Meritage Homes Corp.*	463	23,706
Mohawk Industries, Inc.*	856	236,170
Newell Brands, Inc.	6,639	205,145
Tupperware Brands Corp.	689	43,200
Whirlpool Corp.	980	165,267

		801,184

Internet & Direct Marketing Retail (1.5%)
HSN, Inc.	23	928
Netflix, Inc.*	5,809	1,115,096
Nutrisystem, Inc.	429	22,565
Priceline Group, Inc. (The)*	663	1,152,122
Shutterfly, Inc.*	343	17,064

		2,307,775

Leisure Products (0.2%)
Callaway Golf Co.	1,367	19,042
Hasbro, Inc.	1,525	138,607
Mattel, Inc. (x)	4,643	71,410

		229,059

Media (2.6%)
Discovery Communications, Inc., Class A (x)*	2,085	46,662
Discovery Communications, Inc., Class C*	2,812	59,530
John Wiley & Sons, Inc., Class A	617	40,568
Liberty Global plc, Class A*	2,749	98,524
Liberty Global plc, Class C*	7,665	259,384
Liberty Global plc LiLAC, Class A*	693	13,964
Liberty Global plc LiLAC, Class C*	1,634	32,500
New York Times Co. (The), Class A	1,747	32,320
Scholastic Corp.	430	17,247
Scripps Networks Interactive, Inc., Class A	1,142	97,504
Time Warner, Inc.	10,500	960,435
Walt Disney Co. (The)	20,763	2,232,230

		3,890,868

Multiline Retail (0.1%)
Kohl’s Corp.	2,310	125,271
Nordstrom, Inc.	1,689	80,025

		205,296

Specialty Retail (1.5%)
AutoNation, Inc. (x)*	884	45,376
Best Buy Co., Inc.	3,718	254,571
Buckle, Inc. (The)(x)	424	10,070
Caleres, Inc.	458	15,334
CarMax, Inc.*	2,482	159,171
Foot Locker, Inc.	1,680	78,758
GameStop Corp., Class A (x)	1,372	24,627
Gap, Inc. (The)	3,188	108,583
Lowe’s Cos., Inc.	11,283	1,048,642
Office Depot, Inc.	7,023	24,861
Pier 1 Imports, Inc.	1,200	4,968
Signet Jewelers Ltd. (x)	778	43,996
Tiffany & Co.	1,687	175,364
Tractor Supply Co.	1,716	128,271
Ulta Beauty, Inc.*	798	178,481

		2,301,073

Textiles, Apparel & Luxury Goods (1.3%)
Columbia Sportswear Co.	378	27,171
Deckers Outdoor Corp.*	433	34,748
Hanesbrands, Inc. (x)	4,938	103,254
Michael Kors Holdings Ltd.*	2,054	129,299
NIKE, Inc., Class B	17,728	1,108,886
PVH Corp.	1,049	143,933
Under Armour, Inc., Class A (x)*	2,507	36,176
Under Armour, Inc., Class C (x)*	2,389	31,822
VF Corp.	4,423	327,302
Wolverine World Wide, Inc.	1,309	41,731

		1,984,322

Total Consumer Discretionary		17,614,147

Consumer Staples (7.9%)
Beverages (1.8%)
Coca-Cola Co. (The)	54,683	2,508,856
Dr Pepper Snapple Group, Inc.	2,404	233,332

		2,742,188

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT SOCIALLY RESPONSIBLE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

	Number of Shares	Value (Note 1)
Food & Staples Retailing (0.3%)
Sysco Corp.	6,770	$411,142
United Natural Foods, Inc.*	686	33,800

		444,942

Food Products (2.3%)
Archer-Daniels-Midland Co.	7,621	305,450
Bunge Ltd.	1,905	127,787
Campbell Soup Co.	2,463	118,495
Darling Ingredients, Inc.*	2,231	40,448
General Mills, Inc.	7,732	458,430
Hain Celestial Group, Inc. (The)*	1,276	54,090
Hormel Foods Corp.	3,938	143,304
Ingredion, Inc.	972	135,885
JM Smucker Co. (The)	1,536	190,833
Kellogg Co.	3,507	238,406
Kraft Heinz Co. (The)	8,208	638,254
McCormick & Co., Inc. (Non-Voting)	1,622	165,298
Mondelez International, Inc., Class A	20,349	870,937

		3,487,617

Household Products (3.2%)
Clorox Co. (The)	1,748	259,998
Colgate-Palmolive Co.	11,287	851,604
Kimberly-Clark Corp.	4,752	573,376
Procter & Gamble Co. (The)	34,383	3,159,110

		4,844,088

Personal Products (0.3%)
Avon Products, Inc.*	6,352	13,657
Estee Lauder Cos., Inc. (The), Class A	2,997	381,338

		394,995

Total Consumer Staples		11,913,830

Energy (4.5%)
Energy Equipment & Services (1.3%)
Baker Hughes a GE Co.	5,509	174,305
Core Laboratories NV (x)	598	65,511
National Oilwell Varco, Inc.	5,148	185,431
Schlumberger Ltd.	18,739	1,262,821
TechnipFMC plc	6,013	188,267

		1,876,335

Oil, Gas & Consumable Fuels (3.2%)
Apache Corp.	5,161	217,897
Clean Energy Fuels Corp.*	1,621	3,291
ConocoPhillips	16,382	899,208
Denbury Resources, Inc. (x)*	5,790	12,796
Devon Energy Corp.	6,764	280,030
Energen Corp.*	1,317	75,820
EQT Corp.	3,424	194,894
Hess Corp.	3,875	183,946
Marathon Oil Corp.	11,513	194,915
Marathon Petroleum Corp.	6,858	452,491
Newfield Exploration Co.*	2,700	85,131
Noble Energy, Inc.	6,262	182,475
Occidental Petroleum Corp.	10,316	759,876
ONEOK, Inc.	4,982	266,288
Phillips 66	5,801	586,771
Pioneer Natural Resources Co.	2,293	396,345
QEP Resources, Inc.*	3,260	31,198
Southwestern Energy Co. (x)*	6,493	36,231

		4,859,603

Total Energy		6,735,938

Financials (10.4%)
Banks (2.0%)
Bank of Hawaii Corp.	578	49,534
Cathay General Bancorp (x)	1,040	43,857
CIT Group, Inc.	1,835	90,337
Citizens Financial Group, Inc.	6,589	276,606
Comerica, Inc.	2,383	206,868
Heartland Financial USA, Inc.	320	17,168
International Bancshares Corp.	761	30,212
KeyCorp	14,733	297,165
M&T Bank Corp.	1,808	309,150
Old National Bancorp	1,836	32,038
People’s United Financial, Inc.	4,668	87,292
PNC Financial Services Group, Inc. (The)‡	6,455	931,392
Regions Financial Corp.	16,190	279,763
Signature Bank*	745	102,259
SVB Financial Group*	714	166,912
Umpqua Holdings Corp.	2,983	62,046

		2,982,599

Capital Markets (4.1%)
Ameriprise Financial, Inc.	2,005	339,787
Bank of New York Mellon Corp. (The)	13,893	748,277
BlackRock, Inc.‡	1,631	837,861
Charles Schwab Corp. (The)	16,194	831,886
CME Group, Inc.	4,579	668,763
FactSet Research Systems, Inc.	531	102,356
Franklin Resources, Inc.	4,533	196,415
Invesco Ltd.	5,512	201,408
Legg Mason, Inc.	1,205	50,586
Moody’s Corp.	2,290	338,027
Northern Trust Corp.	2,941	293,776
S&P Global, Inc.	3,473	588,326
State Street Corp.	5,014	489,417
T. Rowe Price Group, Inc.	3,213	337,140
TD Ameritrade Holding Corp.	3,456	176,705

		6,200,730

Consumer Finance (0.8%)
Ally Financial, Inc.	6,094	177,701
American Express Co.	10,145	1,007,500

		1,185,201

Diversified Financial Services (0.1%)
Voya Financial, Inc.	2,434	120,410

Insurance (3.4%)
Aflac, Inc.	5,320	466,990
Allstate Corp. (The)	4,852	508,053
Chubb Ltd.	6,285	918,427

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT SOCIALLY RESPONSIBLE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

	Number of Shares	Value (Note 1)
Hartford Financial Services Group, Inc. (The)	4,935	$277,742
Loews Corp.	3,876	193,916
Marsh & McLennan Cos., Inc.	6,889	560,696
Principal Financial Group, Inc.	3,915	276,242
Progressive Corp. (The)	7,883	443,970
Prudential Financial, Inc.	5,752	661,365
Travelers Cos., Inc. (The)	3,714	503,767
Willis Towers Watson plc	1,732	260,995

		5,072,163

Thrifts & Mortgage Finance (0.0%)
New York Community Bancorp, Inc.	6,625	86,258

Total Financials		15,647,361

Health Care (12.1%)
Biotechnology (5.2%)
AbbVie, Inc.	21,493	2,078,588
Amgen, Inc.	9,828	1,709,089
Biogen, Inc.*	2,849	907,606
BioMarin Pharmaceutical, Inc.*	2,374	211,690
Celgene Corp.*	10,532	1,099,120
Gilead Sciences, Inc.	17,641	1,263,801
TESARO, Inc. (x)*	514	42,595
Vertex Pharmaceuticals, Inc.*	3,394	508,625

		7,821,114

Health Care Equipment & Supplies (1.5%)
Align Technology, Inc.*	1,032	229,300
Becton Dickinson and Co.	3,060	655,024
Cooper Cos., Inc. (The)	662	144,236
DENTSPLY SIRONA, Inc.	3,109	204,665
Edwards Lifesciences Corp.*	2,821	317,955
Hologic, Inc.*	3,800	162,450
IDEXX Laboratories, Inc.*	1,182	184,841
ResMed, Inc.	1,927	163,198
Varian Medical Systems, Inc.*	1,244	138,271

		2,199,940

Health Care Providers & Services (2.0%)
AmerisourceBergen Corp.	2,226	204,391
Cardinal Health, Inc.	4,287	262,664
Centene Corp.*	2,337	235,757
Cigna Corp.	3,386	687,663
Envision Healthcare Corp.*	1,638	56,609
HCA Healthcare, Inc.*	3,901	342,664
Henry Schein, Inc.*	2,142	149,683
Humana, Inc.	1,943	482,000
Laboratory Corp. of America Holdings*	1,379	219,964
MEDNAX, Inc.*	1,268	67,762
Patterson Cos., Inc.	1,168	42,200
Quest Diagnostics, Inc.	1,848	182,010
Select Medical Holdings Corp.*	1,323	23,351

		2,956,718

Health Care Technology (0.2%)
Cerner Corp.*	4,043	272,458

Life Sciences Tools & Services (0.6%)
Agilent Technologies, Inc.	4,353	291,521
Bio-Techne Corp.	506	65,552
IQVIA Holdings, Inc.*	1,907	186,695
Mettler-Toledo International, Inc.*	348	215,593
Waters Corp.*	1,081	208,838

		968,199

Pharmaceuticals (2.6%)
Bristol-Myers Squibb Co.	22,086	1,353,430
Jazz Pharmaceuticals plc*	814	109,605
Merck & Co., Inc.	36,721	2,066,291
Zoetis, Inc.	6,584	474,311

		4,003,637

Total Health Care		18,222,066

Industrials (11.2%)
Aerospace & Defense (0.1%)
Spirit AeroSystems Holdings, Inc., Class A	1,593	138,989

Air Freight & Logistics (1.0%)
CH Robinson Worldwide, Inc.	1,901	169,360
Echo Global Logistics, Inc.*	383	10,724
Expeditors International of Washington, Inc.	2,448	158,361
United Parcel Service, Inc., Class B	9,278	1,105,474

		1,443,919

Airlines (0.2%)
Delta Air Lines, Inc.	2,452	137,312
Southwest Airlines Co.	2,027	132,667

		269,979

Building Products (0.9%)
Allegion plc	1,287	102,394
AO Smith Corp.	1,984	121,579
Builders FirstSource, Inc.*	1,527	33,273
Fortune Brands Home & Security, Inc.	2,086	142,766
Johnson Controls International plc	12,509	476,718
Lennox International, Inc.	514	107,046
Masco Corp.	4,316	189,645
Owens Corning	1,506	138,462

		1,311,883

Commercial Services & Supplies (0.2%)
ACCO Brands Corp.*	1,558	19,008
Copart, Inc.*	2,808	121,278
Deluxe Corp.	655	50,330
Essendant, Inc.	542	5,024
HNI Corp.	526	20,288
Interface, Inc.	834	20,975
Knoll, Inc.	714	16,451
RR Donnelley & Sons Co.	1,015	9,439
Steelcase, Inc., Class A	1,274	19,365
Team, Inc. (x)*	405	6,034
Tetra Tech, Inc.	766	36,883

		325,075

Construction & Engineering (0.1%)
EMCOR Group, Inc.	802	65,564
Granite Construction, Inc.	540	34,252
Quanta Services, Inc.*	2,066	80,801

		180,617

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT SOCIALLY RESPONSIBLE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

	Number of Shares	Value (Note 1)
Electrical Equipment (0.7%)
Acuity Brands, Inc.	570	$100,320
Eaton Corp. plc	5,982	472,638
Rockwell Automation, Inc.	1,739	341,453
Sensata Technologies Holding NV (x)*	2,320	118,575

		1,032,986

Industrial Conglomerates (1.5%)
3M Co.	8,029	1,889,786
Roper Technologies, Inc.	1,375	356,125

		2,245,911

Machinery (3.6%)
AGCO Corp.	862	61,573
Caterpillar, Inc.	7,926	1,248,979
Cummins, Inc.	2,148	379,423
Deere & Co.	3,679	575,800
Dover Corp.	2,110	213,089
Flowserve Corp.	1,770	74,570
Fortive Corp.	4,232	306,185
Graco, Inc.	2,277	102,966
Illinois Tool Works, Inc.	4,166	695,097
Ingersoll-Rand plc	3,436	306,457
Lincoln Electric Holdings, Inc.	804	73,630
Meritor, Inc.*	1,071	25,126
Middleby Corp. (The)*	780	105,261
Parker-Hannifin Corp.	1,792	357,647
Snap-on, Inc.	780	135,954
Stanley Black & Decker, Inc.	2,050	347,865
Tennant Co.	262	19,034
Timken Co. (The)	949	46,643
WABCO Holdings, Inc.*	690	99,015
Wabtec Corp. (x)	1,170	95,273
Xylem, Inc.	2,433	165,931

		5,435,518

Professional Services (0.4%)
Dun & Bradstreet Corp. (The)	501	59,323
Exponent, Inc.	349	24,814
Heidrick & Struggles International, Inc.	257	6,309
ICF International, Inc.*	262	13,755
IHS Markit Ltd.*	5,408	244,171
Kelly Services, Inc., Class A	453	12,353
ManpowerGroup, Inc.	904	114,003
Navigant Consulting, Inc.*	689	13,374
On Assignment, Inc.*	680	43,704
Resources Connection, Inc.	406	6,273
Robert Half International, Inc.	1,709	94,918
RPX Corp.	614	8,252
TrueBlue, Inc.*	617	16,968

		658,217

Road & Rail (2.0%)
AMERCO	95	35,901
ArcBest Corp.	356	12,727
Avis Budget Group, Inc.*	1,008	44,231
CSX Corp.	12,303	676,788
Genesee & Wyoming, Inc., Class A*	835	65,740
Hertz Global Holdings, Inc. (x)*	735	16,244
Kansas City Southern	1,428	150,254
Norfolk Southern Corp.	3,886	563,081
Ryder System, Inc.	718	60,434
Union Pacific Corp.	10,763	1,443,318

		3,068,718

Trading Companies & Distributors (0.5%)
Air Lease Corp.	1,328	63,863
Applied Industrial Technologies, Inc.	529	36,025
Fastenal Co.	3,901	213,346
H&E Equipment Services, Inc.	464	18,862
United Rentals, Inc.*	1,145	196,837
WW Grainger, Inc.	742	175,297

		704,230

Transportation Infrastructure (0.0%)
Wesco Aircraft Holdings, Inc.*	860	6,364

Total Industrials		16,822,406

Information Technology (31.4%)
Communications Equipment (2.0%)
Cisco Systems, Inc.	67,356	2,579,735
CommScope Holding Co., Inc.*	2,615	98,925
F5 Networks, Inc.*	861	112,980
Motorola Solutions, Inc.	2,203	199,019
Plantronics, Inc.	404	20,354

		3,011,013

Electronic Equipment, Instruments & Components (0.8%)
Cognex Corp.	2,326	142,258
Corning, Inc.	12,095	386,919
Flex Ltd.*	7,212	129,744
Itron, Inc.*	434	29,599
TE Connectivity Ltd.	4,728	449,349
Trimble, Inc.*	3,429	139,355

		1,277,224

Internet Software & Services (9.5%)
Alphabet, Inc., Class A*	4,014	4,228,348
Alphabet, Inc., Class C*	4,226	4,422,086
Facebook, Inc., Class A*	31,956	5,638,956

		14,289,390

IT Services (3.2%)
Accenture plc, Class A	8,345	1,277,536
Automatic Data Processing, Inc.	5,990	701,968
Cognizant Technology Solutions Corp., Class A	7,928	563,047
Convergys Corp. (x)	1,264	29,704
FleetCor Technologies, Inc.*	1,245	239,575
International Business Machines Corp.	11,909	1,827,079
Teradata Corp.*	1,707	65,651
Western Union Co. (The)	6,286	119,497

		4,824,057

Semiconductors & Semiconductor Equipment (5.4%)
Advanced Micro Devices, Inc. (x)*	10,902	112,073
Analog Devices, Inc.	4,964	441,945
Applied Materials, Inc.	14,368	734,492
Intel Corp.	63,338	2,923,682
Lam Research Corp.	2,185	402,193
Microchip Technology, Inc. (x)	3,153	277,086

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT SOCIALLY RESPONSIBLE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

	Number of Shares	Value (Note 1)
NVIDIA Corp.	8,086	$1,564,641
Skyworks Solutions, Inc.	2,489	236,330
Texas Instruments, Inc.	13,341	1,393,334

		8,085,776

Software (9.9%)
Adobe Systems, Inc.*	6,640	1,163,594
ANSYS, Inc.*	1,148	169,433
Autodesk, Inc.*	2,687	281,678
CA, Inc.	4,280	142,438
Cadence Design Systems, Inc.*	3,796	158,749
Citrix Systems, Inc.*	2,053	180,664
Dell Technologies, Inc., Class V*	2,752	223,683
Fortinet, Inc. (x)*	2,025	88,472
Intuit, Inc.	3,270	515,941
Microsoft Corp.	98,656	8,439,034
Oracle Corp.	41,775	1,975,122
salesforce.com, Inc.*	9,208	941,334
Symantec Corp.	8,325	233,599
VMware, Inc., Class A (x)*	963	120,683
Workday, Inc., Class A*	1,815	184,658

		14,819,082

Technology Hardware, Storage & Peripherals (0.6%)
Hewlett Packard Enterprise Co.	21,697	311,569
HP, Inc.	22,603	474,889
Super Micro Computer, Inc.*	566	11,843
Xerox Corp.	2,927	85,322

		883,623

Total Information Technology		47,190,165

Materials (2.8%)
Chemicals (2.0%)
Air Products & Chemicals, Inc.	2,929	480,590
Albemarle Corp.	1,497	191,451
Axalta Coating Systems Ltd.*	2,965	95,947
Ecolab, Inc.	3,504	470,167
HB Fuller Co.	685	36,901
International Flavors & Fragrances, Inc.	1,070	163,293
Minerals Technologies, Inc.	475	32,704
Mosaic Co. (The)	4,518	115,932
PPG Industries, Inc.	3,434	401,160
Praxair, Inc.	3,855	596,292
Sherwin-Williams Co. (The)	1,132	464,165

		3,048,602

Containers & Packaging (0.5%)
Avery Dennison Corp.	1,197	137,487
Ball Corp.	4,527	171,347
Sealed Air Corp.	2,574	126,898
Sonoco Products Co.	1,347	71,580
WestRock Co.	3,441	217,506

		724,818

Metals & Mining (0.2%)
Compass Minerals International, Inc. (x)	458	33,090
Nucor Corp.	4,191	266,464
Schnitzer Steel Industries, Inc., Class A	385	12,898

		312,452

Paper & Forest Products (0.1%)
Domtar Corp.	849	42,042

Total Materials		4,127,914

Real Estate (4.1%)
Equity Real Estate Investment Trusts (REITs) (3.9%)
American Tower Corp. (REIT)	5,804	828,057
AvalonBay Communities, Inc. (REIT)	1,861	332,021
Boston Properties, Inc. (REIT)	2,091	271,893
Corporate Office Properties Trust (REIT)	1,347	39,332
Digital Realty Trust, Inc. (REIT)	2,708	308,441
Duke Realty Corp. (REIT)	4,819	131,125
Equinix, Inc. (REIT)	1,048	474,975
Equity Residential (REIT)	4,976	317,319
Federal Realty Investment Trust (REIT)	979	130,021
Forest City Realty Trust, Inc. (REIT), Class A	2,891	69,673
HCP, Inc. (REIT)	6,353	165,686
Host Hotels & Resorts, Inc. (REIT)	10,025	198,996
Iron Mountain, Inc. (REIT)	3,540	133,564
Liberty Property Trust (REIT)	1,996	85,848
Macerich Co. (The) (REIT)	1,628	106,927
Potlatch Corp. (REIT)	550	27,445
Prologis, Inc. (REIT)	7,138	460,472
SBA Communications Corp. (REIT)*	1,630	266,277
Simon Property Group, Inc. (REIT)	4,189	719,419
UDR, Inc. (REIT)	3,625	139,635
Vornado Realty Trust (REIT)	2,310	180,596
Weyerhaeuser Co. (REIT)	10,079	355,386

		5,743,108

Real Estate Management & Development (0.2%)
CBRE Group, Inc., Class A*	4,120	178,437
Jones Lang LaSalle, Inc.	614	91,443
Realogy Holdings Corp.	1,847	48,946

		318,826

Total Real Estate		6,061,934

Telecommunication Services (2.1%)
Diversified Telecommunication Services (2.1%)
CenturyLink, Inc.	12,996	216,773
Cincinnati Bell, Inc.*	550	11,467
Verizon Communications, Inc.	54,950	2,908,504

		3,136,744

Wireless Telecommunication Services (0.0%)
Sprint Corp. (x)*	10,829	63,783

Total Telecommunication Services		3,200,527

Utilities (1.6%)
Electric Utilities (0.3%)
Alliant Energy Corp.	3,130	133,369
Eversource Energy	4,293	271,232

		404,601

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT SOCIALLY RESPONSIBLE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

	Number of Shares	Value (Note 1)
Gas Utilities (0.1%)
New Jersey Resources Corp.	1,172	$47,115
Northwest Natural Gas Co.	388	23,144
WGL Holdings, Inc.	694	59,573

		129,832

Independent Power and Renewable Electricity Producers (0.1%)
AES Corp.	8,944	96,863
Ormat Technologies, Inc.	507	32,428

		129,291

Multi-Utilities (1.0%)
Avista Corp.	873	44,951
CenterPoint Energy, Inc.	5,547	157,313
CMS Energy Corp.	3,820	180,686
Consolidated Edison, Inc.	4,160	353,392
MDU Resources Group, Inc.	2,513	67,549
NiSource, Inc.	4,415	113,333
Sempra Energy	3,206	342,785
WEC Energy Group, Inc.	4,206	279,405

		1,539,414

Water Utilities (0.1%)
American Water Works Co., Inc.	2,415	220,948

Total Utilities		2,424,086

Total Common Stocks (99.8%) (Cost $105,424,054)		149,960,374

	Number of Rights	Value (Note 1)
RIGHTS:
Consumer Staples (0.0%)
Food & Staples Retailing (0.0%)
Safeway, Inc. (Casa Ley subsidiary), CVR (r)*	2,090	846
Safeway, Inc. (PDC subsidiary), CVR (r)*	2,090	24

Total Consumer Staples		870

Health Care (0.0%)
Biotechnology (0.0%)
Dyax Corp., CVR (r)*	860	716

Total Health Care		716

Total Rights (0.0%) (Cost $—)		1,586

	Principal Amount	Value (Note 1)
SHORT-TERM INVESTMENTS:
Repurchase Agreements (1.2%)
Bank of Nova Scotia, 1.35%, dated 12/29/17, due 1/2/18, repurchase price $100,015, collateralized by various U.S. Government Treasury Securities, ranging from 3.625%-3.875%, maturing 4/15/29-8/15/43; total market value $102,000. (xx)	$100,000	100,000
Bank of Nova Scotia (The), 1.39%, dated 12/29/17, due 1/2/18, repurchase price $100,015, collateralized by various U.S. Government Treasury Securities, ranging from 0.000%-3.750%, maturing 1/11/18-2/15/47; total market value $102,084. (xx)	100,000	100,000
Bank of Nova Scotia (The), 1.39%, dated 12/29/17, due 1/2/18, repurchase price $100,015, collateralized by various U.S. Government Treasury Securities, ranging from 0.000%-3.750%, maturing 1/11/18-2/15/47; total market value $102,084. (xx)	100,000	100,000
Bank of Nova Scotia (The), 1.39%, dated 12/29/17, due 1/2/18, repurchase price $100,015, collateralized by various U.S. Government Treasury Securities, ranging from 0.000%-3.750%, maturing 1/11/18-2/15/47; total market value $102,084. (xx)	100,000	100,000
Citigroup Global Markets Ltd., 1.40%, dated 12/29/17, due 1/2/18, repurchase price $100,016, collateralized by various Foreign Government Agency Securities, ranging from 1.625%-2.500%, maturing 3/16/21-7/29/25, U.S. Government Treasury Securities, ranging from 0.875%-7.250%, maturing from 8/15/20-2/15/47; total market value $102,000. (xx)	100,000	100,000
Citigroup Global Markets, Inc., 1.60%, dated 12/29/17, due 1/2/18, repurchase price $200,036, collateralized by various Common Stocks; total market value $220,000. (xx)	200,000	200,000
Deutsche Bank AG, 1.81%, dated 12/29/17, due 1/2/18, repurchase price $100,020, collateralized by various Common Stocks, U.S. Government Treasury Securities, ranging from 1.875%-2.250%, maturing 4/30/22-8/15/46; total market value $111,222. (xx)	100,000	100,000
Deutsche Bank AG, 1.81%, dated 12/29/17, due 1/2/18, repurchase price $100,020, collateralized by various Common Stocks, U.S. Government Treasury Securities, ranging from 1.875%-2.250%, maturing 4/30/22-8/15/46; total market value $111,222. (xx)	100,000	100,000

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT SOCIALLY RESPONSIBLE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

	Principal Amount	Value (Note 1)
Deutsche Bank AG, 1.81%, dated 12/29/17, due 1/2/18, repurchase price $59,380, collateralized by various Common Stocks, U.S. Government Treasury Securities, ranging from 1.875%-2.250%, maturing 4/30/22-8/15/46; total market value $66,030. (xx)	$59,368	$59,368
Deutsche Bank AG, 1.55%, dated 12/29/17, due 1/2/18, repurchase price $100,017, collateralized by various Corporate Bonds, ranging from 1.750%-1.875%, maturing 9/5/19-4/14/22, Foreign Government Agency Securities, ranging from 1.875%-2.000%, maturing 3/15/19-5/2/25; total market value $102,000. (xx)	100,000	100,000
Deutsche Bank AG, 1.81%, dated 12/29/17, due 1/2/18, repurchase price $100,020, collateralized by various Common Stocks, U.S. Government Treasury Securities, ranging from 1.875%-2.250%, maturing 4/30/22-8/15/46; total market value $111,222. (xx)	100,000	100,000
NBC Global Finance Ltd., 1.59%, dated 12/29/17, due 1/2/18, repurchase price $100,018, collateralized by various Common Stocks; total market value $111,243. (xx)	100,000	100,000
NBC Global Finance Ltd., 1.59%, dated 12/29/17, due 1/2/18, repurchase price $100,018, collateralized by various Common Stocks; total market value $111,243. (xx)	100,000	100,000
NBC Global Finance Ltd., 1.59%, dated 12/29/17, due 1/2/18, repurchase price $100,018, collateralized by various Common Stocks; total market value $111,243. (xx)	100,000	100,000
RBS Securities, Inc., 1.37%, dated 12/29/17, due 1/2/18, repurchase price $411,380, collateralized by various U.S. Government Treasury Securities, ranging from 1.750%-1.875%, maturing 2/28/22-9/30/22; total market value $419,546. (xx)	411,317	411,317

Total Repurchase Agreements		1,870,685

Total Short-Term Investments (1.2%) (Cost $1,870,685)		1,870,685

Total Investments in Securities (101.0%) (Cost $107,294,739)		151,832,645
Other Assets Less Liabilities (-1.0%)		(1,484,414)

Net Assets (100%)		$150,348,231

*	Non-income producing.
‡	All, or a portion, of the security is an affiliated company as defined under the Investment Company Act of 1940.
(r)	Value determined using significant unobservable inputs.
(x)	All or a portion of security is on loan at December 31, 2017.
(xx)	At December 31, 2017, the Portfolio had loaned securities with a total value of $1,898,451. This was secured by cash collateral of $1,870,685 which was subsequently invested in joint repurchase agreements with a total value of $1,870,685, as detailed in the Notes to the Financial Statements, for which the Portfolio has a proportionate interest as reported in the Portfolio of Investments as Repurchase Agreements, and $95,637 collateralized by various U.S. Government Treasury Securities, ranging from 0.000% – 5.000%, maturing 1/31/18 – 8/15/46.

Glossary:

CVR	— Contingent Value Right

Investments in companies which were affiliates for the year ended December 31, 2017, were as follows:

Security Description	Shares at December 31, 2017	Market Value December 31, 2016 ($)	Purchases at Cost ($)	Proceeds from Sales ($)	Net Realized Gain (Loss) ($)	Change in Unrealized Appreciation/ (Depreciation) ($)	Market Value December 31, 2017 ($)	Dividend/ Interest Income ($)	Capital Gain Distributions ($)
BlackRock, Inc.	1,631	674,317	16,085	(84,392)	15,934	215,917	837,861	17,285	—
PNC Financial Services Group, Inc. (The)	6,455	835,913	16,035	(109,652)	16,829	172,267	931,392	18,327	—

Total		1,510,230	32,120	(194,044)	32,763	388,184	1,769,253	35,612	—

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT SOCIALLY RESPONSIBLE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2017:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Common Stocks
Consumer Discretionary	$17,614,147	$—	$—	$17,614,147
Consumer Staples	11,913,830	—	—	11,913,830
Energy	6,735,938	—	—	6,735,938
Financials	15,647,361	—	—	15,647,361
Health Care	18,222,066	—	—	18,222,066
Industrials	16,822,406	—	—	16,822,406
Information Technology	47,190,165	—	—	47,190,165
Materials	4,127,914	—	—	4,127,914
Real Estate	6,061,934	—	—	6,061,934
Telecommunication Services	3,200,527	—	—	3,200,527
Utilities	2,424,086	—	—	2,424,086
Rights
Consumer Staples	—	—	870	870
Health Care	—	—	716	716
Short-Term Investments
Repurchase Agreements	—	1,870,685	—	1,870,685

Total Assets	$149,960,374	$1,870,685	$1,586	$151,832,645

Total Liabilities	$—	$—	$—	$—

Total	$149,960,374	$1,870,685	$1,586	$151,832,645

There were no transfers between Levels 1, 2 or 3 during the year ended December 31, 2017.

The Portfolio held no derivatives contracts during the year ended December 31, 2017.

Investment security transactions for the year ended December 31, 2017 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities (affiliated 5%)*	$17,884,513
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities (affiliated 8%)*	$22,492,717

* During the year ended December 31, 2017, the Portfolio engaged in purchases and sales of securities pursuant to Rule 17a-7 of the 1940 Act (amount is percentage of total Purchases and/or Sales).

As of December 31, 2017, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments in securities and derivative instruments, if applicable, for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$46,916,065
Aggregate gross unrealized depreciation	(2,319,502)

Net unrealized appreciation	$44,596,563

Federal income tax cost of investments in securities and derivative instruments, if applicable	$107,236,082

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT SOCIALLY RESPONSIBLE PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2017

ASSETS
Investments in Securities, at value (x):
Affiliated Issuers (Cost $882,651)	$1,769,253
Unaffiliated Issuers (Cost $104,541,403)	148,192,707
Repurchase Agreements (Cost $1,870,685)	1,870,685
Cash	383,341
Dividends, interest and other receivables	161,088
Receivable for securities sold	14,806
Securities lending income receivable	772
Other assets	607

Total assets	152,393,259

LIABILITIES
Payable for return of collateral on securities loaned	1,870,685
Investment management fees payable	63,672
Distribution fees payable – Class IB	31,023
Administrative fees payable	12,443
Distribution fees payable – Class IA	813
Trustees’ fees payable	182
Accrued expenses	66,210

Total liabilities	2,045,028

NET ASSETS	$150,348,231

Net assets were comprised of:
Paid in capital	$103,722,300
Accumulated undistributed net investment income (loss)	91,174
Accumulated undistributed net realized gain (loss)	1,996,851
Net unrealized appreciation (depreciation)	44,537,906

Net assets	$150,348,231

Class IA
Net asset value, offering and redemption price per share, $3,625,688 / 298,726 shares outstanding (unlimited amount authorized: $0.01 par value)	$12.14

Class IB
Net asset value, offering and redemption price per share, $146,722,543 / 12,320,776 shares outstanding (unlimited amount authorized: $0.01 par value)	$11.91

(x)	Includes value of securities on loan of $1,898,451.

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2017

INVESTMENT INCOME
Dividends ($35,612 of dividend income received from affiliates)	$2,820,507
Interest	4,907
Securities lending (net)	10,217

Total income	2,835,631

EXPENSES
Investment management fees	704,507
Distribution fees – Class IB	342,892
Administrative fees	138,314
Custodian fees	54,500
Professional fees	53,892
Printing and mailing expenses	13,637
Distribution fees – Class IA	9,362
Trustees’ fees	3,246
Miscellaneous	3,413

Total expenses	1,323,763

NET INVESTMENT INCOME (LOSS)	1,511,868

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on investments in securities ($32,763 of realized gain (loss) from affiliates)	3,063,142
Net change in unrealized appreciation (depreciation) on investments in securities ($388,184 of change in unrealized appreciation (depreciation) from affiliates)	21,567,818

NET REALIZED AND UNREALIZED GAIN (LOSS)	24,630,960

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$26,142,828

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT SOCIALLY RESPONSIBLE PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2017	2016
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$1,511,868	$1,464,658
Net realized gain (loss)	3,063,142	21,899,513
Net change in unrealized appreciation (depreciation)	21,567,818	(11,481,146)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	26,142,828	11,883,025

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income
Class IA	(37,471)	(37,722)
Class IB	(1,421,565)	(1,434,906)

	(1,459,036)	(1,472,628)

Distributions from net realized capital gains
Class IA	(542,337)	(69,725)
Class IB	(19,843,973)	(2,492,414)

	(20,386,310)	(2,562,139)

TOTAL DIVIDENDS AND DISTRIBUTIONS	(21,845,346)	(4,034,767)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 30,053 and 12,157 shares, respectively ]	375,085	136,019
Capital shares issued in reinvestment of dividends and distributions [ 50,629 and 9,089 shares, respectively ]	579,808	107,447
Capital shares repurchased [ (68,960) and (65,231) shares, respectively ]	(843,658)	(739,660)

Total Class IA transactions	111,235	(496,194)

Class IB
Capital shares sold [ 1,183,015 and 884,699 shares, respectively ]	14,382,269	9,760,823
Capital shares issued in reinvestment of dividends and distributions [ 1,891,638 and 337,465 shares, respectively ]	21,265,538	3,927,320
Capital shares repurchased [ (1,647,840) and (1,981,477) shares, respectively ]	(20,160,260)	(21,760,361)

Total Class IB transactions	15,487,547	(8,072,218)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	15,598,782	(8,568,412)

TOTAL INCREASE (DECREASE) IN NET ASSETS	19,896,264	(720,154)
NET ASSETS:
Beginning of year	130,451,967	131,172,121

End of year (a)	$150,348,231	$130,451,967

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$91,174	$41,511

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT SOCIALLY RESPONSIBLE PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class IA	2017	2016	2015	2014	2013
Net asset value, beginning of year	$11.85	$11.11	$12.56	$11.23	$8.42

Income (loss) from investment operations:
Net investment income (loss) (e)	0.13	0.13	0.13	0.10	0.08
Net realized and unrealized gain (loss)	2.14	0.97	(0.10)	1.42	2.81

Total from investment operations	2.27	1.10	0.03	1.52	2.89

Less distributions:
Dividends from net investment income	(0.12)	(0.13)	(0.13)	(0.09)	(0.08)
Distributions from net realized gains	(1.86)	(0.23)	(1.35)	(0.10)	—

Total dividends and distributions	(1.98)	(0.36)	(1.48)	(0.19)	(0.08)

Net asset value, end of year	$12.14	$11.85	$11.11	$12.56	$11.23

Total return	20.45%	9.96%	0.47%	13.57%	34.31%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$3,626	$3,402	$3,678	$4,052	$3,713
Ratio of expenses to average net assets (f)	0.94%	0.95%	0.93%	0.95%	0.96%
Ratio of net investment income (loss) to average net assets (f)	1.08%	1.16%	1.01%	0.83%	0.82%
Portfolio turnover rate^	13%	15%	52%	13%	16%

	Year Ended December 31,
Class IB	2017	2016	2015	2014	2013
Net asset value, beginning of year	$11.66	$10.94	$12.39	$11.08	$8.31

Income (loss) from investment operations:
Net investment income (loss) (e)	0.13	0.13	0.13	0.10	0.08
Net realized and unrealized gain (loss)	2.10	0.95	(0.10)	1.40	2.77

Total from investment operations	2.23	1.08	0.03	1.50	2.85

Less distributions:
Dividends from net investment income	(0.12)	(0.13)	(0.13)	(0.09)	(0.08)
Distributions from net realized gains	(1.86)	(0.23)	(1.35)	(0.10)	—

Total dividends and distributions	(1.98)	(0.36)	(1.48)	(0.19)	(0.08)

Net asset value, end of year	$11.91	$11.66	$10.94	$12.39	$11.08

Total return	20.44%	9.94%	0.49%	13.58%	34.27%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$146,723	$127,050	$127,494	$128,884	$115,118
Ratio of expenses to average net assets (f)	0.94%	0.95%	0.93%	0.95%	0.96%
Ratio of net investment income (loss) to average net assets (f)	1.07%	1.16%	1.01%	0.83%	0.82%
Portfolio turnover rate^	13%	15%	52%	13%	16%
^	Portfolio turnover rate excludes derivatives, if any.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.

See Notes to Financial Statements.

AXA GLOBAL EQUITY MANAGED VOLATILITY PORTFOLIO (Unaudited)

INVESTMENT MANAGER

➢	AXA Equitable Funds Management Group, LLC

INVESTMENT SUB-ADVISERS

➢	BlackRock Investment Management, LLC

➢	Morgan Stanley Investment Management, Inc.

➢	OppenheimerFunds, Inc.

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/17
	1 Year	5 Years	10 Years/ Since Incept.
Portfolio – Class IA Shares	26.09%	9.63%	1.58%
Portfolio – Class IB Shares	26.08	9.64	1.49
Portfolio – Class K Shares*	26.38	9.90	10.07
Volatility Managed Index – Global Blend	23.46	11.65	6.61
International Proxy Index	24.36	7.84	1.67
Volatility Managed Index – Global Proxy Blend	23.19	11.81	6.79
MSCI AC World (Net) Index	23.97	10.80	4.65
* Date of inception 8/26/11. Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned 26.08% for the year ended December 31, 2017. This compares to the returns of the following benchmarks over the same period: the Volatility Managed Index — Global Blend, the International Proxy Index, the Volatility Managed Index — Global Proxy Blend and the MSCI AC World (Net) Index, which returned 23.46%, 24.36%, 23.19% and 23.97%, respectively.

The following commentary describes key factors (such as stock selection and sector allocation decisions) that helped or hurt the Portfolio’s performance relative to the MSCI AC World (Net) Index.

Portfolio Highlights

What helped performance during the year:

•	From a sector perspective, stock selection in the financials, consumer discretionary and health care sectors delivered strong returns during the year.

•	A relative underweight to the energy sector added to performance.

•	Information technology stock selection benefited relative performance, led by an overweight in Chinese company Tencent Holdings Ltd.

•

Real estate stock selection also benefited relative performance, especially holding DLF Limited. DLF is an Indian real estate entity that has been undergoing a lengthy restructuring. Of late, more steps have been taken to reduce leverage and sell off a significant inventory of unsold properties.

•	Consumer staples and industrials stock selection were also positive for relative performance.

•

An overweight in Kering S.A., a French company in the consumer discretionary sector, added to performance.Kering is the world’s third-largest luxury goods conglomerate. Its flagship brand, Gucci, continued to demonstrate booming growth. Gucci maintains its focus on luxury goods in the upper price range and enjoys broad-based growth across customer groups and regions.

What hurt performance during the year:

•	Underweighting the information technology sector detracted from relative performance, especially an underweight in holding Apple Inc.

•	In the consumer discretionary sector, an overweight in South African firm Steinhoff International Holdings NV and an underweight in Amazon.com, Inc. both detracted from relative performance.

How did derivatives contribute/detract from performance during the year?

•

The Portfolio maintains, or may invest in other portfolios that maintain, exposure to exchange-traded index futures, for purposes of liquidity and/or to adjust the Portfolio’s equity exposure during periods of high market volatility. The derivatives are typically offset by a roughly equal allocation to cash and cash equivalents, and had a minimal impact on performance relative to the index.

AXA GLOBAL EQUITY MANAGED VOLATILITY PORTFOLIO (Unaudited)

Sector Weightings as of December 31, 2017	Market Value	% of Net Assets
Financials	$432,910,776	18.4%
Information Technology	405,783,816	17.2
Consumer Discretionary	295,588,371	12.6
Industrials	247,154,088	10.5
Health Care	238,965,070	10.2
Consumer Staples	180,712,244	7.7
Energy	98,083,472	4.2
Materials	92,292,062	3.9
Real Estate	59,157,546	2.5
Telecommunication Services	49,866,997	2.1
Utilities	45,578,555	1.9
Repurchase Agreements	18,452,739	0.8
Investment Company	9,217,545	0.4
Cash and Other	179,455,153	7.6

		100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees (in the case of Class IA and Class IB shares of the Portfolio), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2017 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/17	Ending Account Value 12/31/17	Expenses Paid During Period* 7/1/17 - 12/31/17
Class IA
Actual	$1,000.00	$1,110.62	$6.12
Hypothetical (5% average annual return before expenses)	1,000.00	1,019.41	5.85
Class IB
Actual	1,000.00	1,110.22	6.11
Hypothetical (5% average annual return before expenses)	1,000.00	1,019.41	5.85
Class K
Actual	1,000.00	1,111.83	4.79
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.67	4.58

*  Expenses are equal to the Portfolio’s Class IA, Class IB and Class K shares annualized expense ratios of 1.15%, 1.15% and 0.90%, respectively, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

EQ ADVISORS TRUST

AXA GLOBAL EQUITY MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2017

	Number of Shares	Value (Note 1)

COMMON STOCKS:
Argentina (0.5%)
Banco Macro SA (ADR)	21,412	$2,481,223
Grupo Financiero Galicia SA (ADR)*	44,137	2,906,421
MercadoLibre, Inc. (x)	19,713	6,202,893

		11,590,537

Australia (2.1%)
AGL Energy Ltd.	30,922	587,731
Alumina Ltd.	132,164	250,584
Amcor Ltd.	54,605	656,978
AMP Ltd.	136,829	554,089
APA Group	46,182	300,159
Aristocrat Leisure Ltd.	25,591	473,227
ASX Ltd.	8,414	360,157
Aurizon Holdings Ltd.	86,208	333,628
AusNet Services	93,733	132,009
Australia & New Zealand Banking Group Ltd.	138,497	3,105,710
Bank of Queensland Ltd.	18,638	184,978
Bendigo & Adelaide Bank Ltd.	23,788	216,602
BHP Billiton Ltd. (x)	151,429	3,493,769
BHP Billiton plc	99,583	2,047,031
BlueScope Steel Ltd.	28,615	343,164
Boral Ltd.	60,399	367,114
Brambles Ltd.	71,185	559,309
Caltex Australia Ltd.	13,437	356,988
Challenger Ltd.	28,646	313,585
CIMIC Group Ltd.	3,404	136,650
Coca-Cola Amatil Ltd.	26,871	178,422
Cochlear Ltd.	2,748	367,139
Commonwealth Bank of Australia	81,660	5,118,880
Computershare Ltd.	23,925	304,280
Crown Resorts Ltd.	19,397	197,051
CSL Ltd.	21,334	2,352,059
Dexus (REIT)	46,429	353,206
Domino’s Pizza Enterprises Ltd. (x)	3,222	117,402
Flight Centre Travel Group Ltd. (x)	2,751	94,960
Fortescue Metals Group Ltd.	80,214	305,424
Goodman Group (REIT)	84,761	556,855
GPT Group (The) (REIT)	84,833	338,236
Harvey Norman Holdings Ltd.	32,214	104,813
Healthscope Ltd.	76,194	124,846
Incitec Pivot Ltd.	86,925	264,511
Insurance Australia Group Ltd.	106,056	599,111
LendLease Group	26,451	337,438
Macquarie Group Ltd.	15,286	1,188,277
Medibank Pvt Ltd.	127,964	328,487
Mirvac Group (REIT)	170,060	311,820
National Australia Bank Ltd.	126,618	2,921,329
Newcrest Mining Ltd.	36,169	644,000
Oil Search Ltd.	66,969	407,047
Orica Ltd.	17,867	252,327
Origin Energy Ltd.*	82,769	608,348
QBE Insurance Group Ltd.	66,678	555,632
Ramsay Health Care Ltd.	6,652	363,938
REA Group Ltd.	2,757	164,886
Santos Ltd.*	94,586	402,214

Scentre Group (REIT)	246,256	805,072
SEEK Ltd.	16,617	246,473
Sonic Healthcare Ltd.	16,908	301,580
South32 Ltd.	256,529	698,547
Stockland (REIT)	118,682	414,855
Suncorp Group Ltd.	62,848	679,655
Sydney Airport	51,874	285,347
Tabcorp Holdings Ltd.	93,858	408,640
Telstra Corp. Ltd.	184,775	523,340
TPG Telecom Ltd.	16,154	82,809
Transurban Group	102,489	993,990
Treasury Wine Estates Ltd.	37,157	462,708
Vicinity Centres (REIT)	162,328	344,505
Wesfarmers Ltd.	53,848	1,866,302
Westfield Corp. (REIT)	92,486	684,819
Westpac Banking Corp.	160,042	3,914,761
Woodside Petroleum Ltd.	35,446	914,885
Woolworths Group Ltd.	60,754	1,294,110

		49,558,798

Austria (0.2%)
ANDRITZ AG	3,751	211,913
Erste Group Bank AG*	92,978	4,027,861
OMV AG	6,801	431,102
Raiffeisen Bank International AG*	6,440	233,357
voestalpine AG	5,318	318,051

		5,222,284

Belgium (0.3%)
Ageas	8,215	401,318
Anheuser-Busch InBev SA	35,926	4,014,444
Colruyt SA	2,823	146,868
Groupe Bruxelles Lambert SA	4,102	442,911
KBC Group NV	11,827	1,009,096
Proximus SADP	7,692	252,420
Solvay SA	3,333	463,496
Telenet Group Holding NV*	1,877	130,826
UCB SA	6,576	522,174
Umicore SA	8,977	424,972

		7,808,525

Bermuda (0.0%)
XL Group Ltd.	7,757	272,736

Brazil (1.1%)
B3 SA – Brasil Bolsa Balcao*	428,221	2,940,784
Banco Bradesco SA (Preference) (q)*	532,823	5,437,297
BRF SA*	240,105	2,649,255
Itau Unibanco Holding SA (Preference) (q)	462,531	5,937,286
Kosmos Comercio de Vestuario SA (Preference) (q)(r)*	1,248,000	—
Lojas Renner SA*	392,664	4,201,153
Petroleo Brasileiro SA*	543,273	2,769,511
Petroleo Brasileiro SA (Preference) (q)*	616,587	2,992,690

		26,927,976

Chile (0.2%)
Antofagasta plc	19,099	259,155

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA GLOBAL EQUITY MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

	Number of Shares	Value (Note 1)

Banco Santander Chile	10,248,107	$802,496
Banco Santander Chile (ADR)	12,887	402,977
SACI Falabella	342,055	3,409,600

		4,874,228

China (3.7%)
AAC Technologies Holdings, Inc.	44,000	785,066
Alibaba Group Holding Ltd. (ADR)*	59,812	10,313,383
Baidu, Inc. (ADR)*	10,640	2,491,994
Bank of China Ltd., Class H	12,347,000	6,068,525
BOC Hong Kong Holdings Ltd.	176,000	892,069
China Construction Bank Corp., Class H	6,717,420	6,190,497
China Mengniu Dairy Co. Ltd.*	583,000	1,734,930
China Mobile Ltd.	178,000	1,805,551
China Overseas Land & Investment Ltd.	236,000	759,697
China Pacific Insurance Group Co. Ltd., Class H	905,200	4,350,558
China Unicom Hong Kong Ltd.*	1,010,000	1,365,136
CSPC Pharmaceutical Group Ltd.	1,046,000	2,112,658
Ctrip.com International Ltd. (ADR)*	6,986	308,082
Industrial & Commercial Bank of China Ltd., Class H	893,000	718,940
JD.com, Inc. (ADR)*	221,997	9,195,116
Minth Group Ltd.	34,000	205,188
NetEase, Inc. (ADR)	4,360	1,504,505
New Oriental Education & Technology Group, Inc. (ADR)	25,494	2,396,436
PetroChina Co. Ltd., Class H	2,038,000	1,421,645
Shenzhou International Group Holdings Ltd.	253,000	2,409,262
Sogou, Inc. (ADR) (x)*	88,666	1,025,866
TAL Education Group (ADR)	83,322	2,475,497
Tencent Holdings Ltd.	512,500	26,632,407
Yangzijiang Shipbuilding Holdings Ltd.	100,497	110,457

		87,273,465

Colombia (0.0%)
Millicom International Cellular SA (SDR)	2,981	201,323

Czech Republic (0.1%)
Komercni banka A/S	73,197	3,145,279

Denmark (0.6%)
AP Moller – Maersk A/S, Class A	194	323,922
AP Moller – Maersk A/S, Class B	303	529,360
Carlsberg A/S, Class B	4,938	592,907
Chr Hansen Holding A/S	4,392	411,969
Coloplast A/S, Class B	5,601	445,484
Danske Bank A/S	35,337	1,375,960
DSV A/S	9,343	735,731
FLSmidth & Co. A/S	34,815	2,027,279
Genmab A/S*	2,791	462,865

H Lundbeck A/S	3,457	175,505
ISS A/S	8,059	312,115
Novo Nordisk A/S, Class B	87,907	4,739,132
Novozymes A/S, Class B	10,377	592,881
Orsted A/S (m)	7,577	413,611
Pandora A/S	5,039	548,591
TDC A/S	38,160	234,506
Tryg A/S	6,400	160,085
Vestas Wind Systems A/S	9,939	686,873
William Demant Holding A/S*	6,284	175,717

		14,944,493

Egypt (0.1%)
Commercial International Bank Egypt SAE	484,959	2,113,036

Finland (0.3%)
Elisa OYJ	6,756	265,235
Fortum OYJ	18,851	373,203
Kone OYJ, Class B (x)	15,943	856,606
Metso OYJ (x)	5,977	204,173
Neste OYJ	6,026	385,736
Nokia OYJ	277,217	1,295,218
Nokian Renkaat OYJ	5,425	246,047
Orion OYJ, Class B	5,290	197,271
Sampo OYJ, Class A	21,010	1,154,565
Stora Enso OYJ, Class R	27,613	437,998
UPM-Kymmene OYJ	25,084	779,814
Wartsila OYJ Abp	6,636	418,812

		6,614,678

France (4.6%)
Accor SA	9,048	466,818
Aeroports de Paris	1,398	265,866
Air Liquide SA	20,135	2,537,901
Airbus SE	145,188	14,458,917
Alstom SA	7,267	301,732
Amundi SA (m)	2,850	241,593
Arkema SA	3,128	381,130
Atos SE	4,421	643,706
AXA SA‡	91,442	2,713,842
BioMerieux	1,953	175,022
BNP Paribas SA	52,976	3,956,813
Bollore SA	44,152	239,874
Bouygues SA	10,614	551,562
Bureau Veritas SA	12,246	334,862
Capgemini SE	7,788	924,071
Carrefour SA	27,095	586,479
Casino Guichard Perrachon SA	2,494	151,297
Cie de Saint-Gobain	23,831	1,314,735
Cie Generale des Etablissements Michelin	8,047	1,154,278
CNP Assurances	8,928	206,265
Credit Agricole SA	53,677	888,780
Danone SA	28,567	2,397,614
Dassault Aviation SA	116	180,645
Dassault Systemes SE	5,941	631,497
Edenred	10,874	315,481
Eiffage SA	3,107	340,509
Electricite de France SA	28,960	362,071
Engie SA	85,191	1,465,272

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA GLOBAL EQUITY MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

	Number of Shares	Value (Note 1)

Essilor International Cie Generale d’Optique SA	9,862	$1,360,194
Eurazeo SA	2,080	192,168
Eutelsat Communications SA	9,130	211,370
Faurecia	3,580	279,763
Fonciere Des Regions (REIT)	1,632	185,007
Gecina SA (REIT)	2,300	424,711
Getlink SE	22,042	283,513
Hermes International	1,493	799,402
ICADE (REIT)	1,242	122,093
Iliad SA	1,231	295,034
Imerys SA	1,613	152,003
Ingenico Group SA	2,941	314,095
Ipsen SA	1,880	224,602
JCDecaux SA	3,295	132,858
Kering	19,839	9,354,903
Klepierre SA (REIT)	10,375	456,422
Lagardere SCA	6,042	193,779
Legrand SA	12,480	961,189
L’Oreal SA	12,048	2,673,599
LVMH Moet Hennessy Louis Vuitton SE	48,586	14,305,817
Natixis SA	44,175	349,610
Orange SA	94,065	1,633,705
Pernod Ricard SA	10,163	1,609,008
Peugeot SA	25,349	515,686
Publicis Groupe SA	9,647	655,721
Remy Cointreau SA	761	105,461
Renault SA	8,714	877,320
Rexel SA	14,900	270,312
Safran SA	15,013	1,547,527
Sanofi	53,571	4,618,314
Schneider Electric SE*	26,725	2,272,196
SCOR SE	7,988	321,509
SEB SA	1,138	210,891
Societe BIC SA	1,547	170,136
Societe Generale SA	120,116	6,204,417
Sodexo SA	4,205	565,334
Suez	16,031	282,078
Teleperformance	2,724	390,409
Thales SA	4,991	538,242
TOTAL SA	112,011	6,188,282
Ubisoft Entertainment SA*	2,974	228,874
Unibail-Rodamco SE (REIT)	4,703	1,185,008
Valeo SA	11,278	842,632
Veolia Environnement SA	22,304	569,350
Vinci SA	23,915	2,443,329
Vivendi SA	48,967	1,317,243
Wendel SA	1,455	252,091
Zodiac Aerospace	9,661	288,982

		107,564,821

Germany (4.5%)
adidas AG	21,895	4,391,150
Allianz SE (Registered)	51,316	11,790,943
Axel Springer SE	2,335	182,471
BASF SE	43,306	4,766,875
Bayer AG (Registered)	73,514	9,173,400
Bayerische Motoren Werke AG	15,591	1,624,317
Bayerische Motoren Werke AG (Preference) (q)	73,611	6,592,366

Beiersdorf AG	4,913	577,107
Brenntag AG	7,445	471,388
Commerzbank AG*	50,191	753,072
Continental AG	5,246	1,416,558
Covestro AG (m)	5,594	577,430
Daimler AG (Registered)	45,398	3,856,532
Deutsche Bank AG (Registered)	97,447	1,856,133
Deutsche Boerse AG	8,985	1,043,567
Deutsche Lufthansa AG (Registered)	11,087	408,660
Deutsche Post AG (Registered)	45,880	2,188,202
Deutsche Telekom AG (Registered)	155,805	2,765,816
Deutsche Wohnen SE	16,596	726,017
Drillisch AG	2,500	206,464
E.ON SE	103,268	1,122,713
Evonik Industries AG	7,679	289,032
Fraport AG Frankfurt Airport Services Worldwide	1,956	215,587
Fresenius Medical Care AG & Co. KGaA	10,164	1,070,501
Fresenius SE & Co. KGaA	19,819	1,547,353
FUCHS PETROLUB SE (Preference) (q)	3,550	188,481
GEA Group AG	8,016	384,816
Hannover Rueck SE	2,935	369,412
HeidelbergCement AG	7,007	758,763
Henkel AG & Co. KGaA	4,822	578,568
Henkel AG & Co. KGaA (Preference) (q)	8,479	1,122,649
HOCHTIEF AG	876	155,138
HUGO BOSS AG	3,089	262,928
Infineon Technologies AG	54,043	1,480,701
Innogy SE (m)	6,386	250,364
K+S AG (Registered)	9,298	231,547
KION Group AG	3,476	300,205
LANXESS AG	4,295	341,616
Linde AG*	25,162	5,876,605
MAN SE	1,524	174,446
Merck KGaA	6,033	649,673
METRO AG*	8,456	168,930
MTU Aero Engines AG	2,452	439,540
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen (Registered)	7,321	1,587,726
OSRAM Licht AG	3,792	340,919
Porsche Automobil Holding SE (Preference) (q)	6,995	585,660
ProSiebenSat.1 Media SE	11,419	393,290
RWE AG*	25,452	519,156
SAP SE	116,103	13,018,163
Schaeffler AG (Preference)(q)	8,373	148,535
Siemens AG (Registered)	68,368	9,527,941
Symrise AG	6,013	516,717
Telefonica Deutschland Holding AG	38,786	194,806
thyssenkrupp AG	20,122	584,632
TUI AG	19,683	409,255
Uniper SE	9,490	296,051

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA GLOBAL EQUITY MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

	Number of Shares	Value (Note 1)

United Internet AG (Registered)	5,197	$357,550
Volkswagen AG	1,530	309,695
Volkswagen AG (Preference) (q)	8,878	1,773,070
Vonovia SE	23,115	1,147,932
Wirecard AG	5,535	618,094
Zalando SE (m)*	5,464	289,217

		105,966,445

Hong Kong (1.3%)
AIA Group Ltd.	1,028,800	8,776,505
ASM Pacific Technology Ltd. (x)	11,000	153,324
Bank of East Asia Ltd. (The)	61,200	265,156
CK Asset Holdings Ltd.	121,264	1,060,091
CK Hutchison Holdings Ltd.	127,264	1,597,957
CK Infrastructure Holdings Ltd.	33,000	283,629
CLP Holdings Ltd.	75,000	767,486
First Pacific Co. Ltd.	95,500	64,784
Galaxy Entertainment Group Ltd.	110,000	882,776
Hang Lung Group Ltd.	44,000	161,913
Hang Lung Properties Ltd.	101,000	246,914
Hang Seng Bank Ltd.	36,200	898,878
Henderson Land Development Co. Ltd.	51,632	340,343
HK Electric Investments & HK Electric Investments Ltd. (m)(x)	146,000	133,613
HKT Trust & HKT Ltd.	189,260	241,273
Hong Kong & China Gas Co. Ltd.	396,160	776,819
Hong Kong Exchanges & Clearing Ltd.	55,228	1,695,114
Hongkong Land Holdings Ltd.	52,600	368,726
Hutchison Port Holdings Trust (OTC Exchange), Class U	78,600	31,597
Hutchison Port Holdings Trust (Singapore Stock Exchange), Class U	190,700	79,141
Hysan Development Co. Ltd.	21,000	111,413
Jardine Matheson Holdings Ltd.	10,700	646,494
Jardine Strategic Holdings Ltd.	10,400	408,928
Kerry Properties Ltd.	30,500	137,219
Kingston Financial Group Ltd.	192,000	184,312
Li & Fung Ltd.	290,000	159,238
Link REIT (REIT)	104,000	964,411
Melco Resorts & Entertainment Ltd. (ADR)	12,074	350,629
MTR Corp. Ltd.	73,500	430,867
New World Development Co. Ltd.	294,381	442,352
NWS Holdings Ltd.	84,272	152,087
PCCW Ltd.	209,000	121,449
Power Assets Holdings Ltd.	69,000	582,444
Sands China Ltd.	109,587	565,970
Shangri-La Asia Ltd.	52,166	118,449
Sino Biopharmaceutical Ltd.	1,539,000	2,730,187
Sino Land Co. Ltd.	145,001	256,861
SJM Holdings Ltd.	111,000	99,452
Sun Hung Kai Properties Ltd.	67,000	1,118,260
Swire Pacific Ltd., Class A	24,500	226,879

Swire Properties Ltd.	60,800	196,108
Techtronic Industries Co. Ltd.	65,000	423,885
WH Group Ltd. (m)	407,000	459,466
Wharf Holdings Ltd. (The)	61,100	211,152
Wharf Real Estate Investment Co. Ltd.*	55,100	366,729
Wheelock & Co. Ltd.	39,000	278,541
Yue Yuen Industrial Holdings Ltd.	35,000	137,530

		30,707,351

Hungary (0.2%)
OTP Bank plc	106,042	4,389,796

India (2.0%)
Ashok Leyland Ltd.	1,952,162	3,642,670
Bharat Petroleum Corp. Ltd.	497,128	4,032,167
DLF Ltd.	2,220,860	9,024,011
Housing Development Finance Corp. Ltd.	113,043	3,029,239
ICICI Bank Ltd.	342,545	1,685,153
ICICI Bank Ltd. (ADR)	439,866	4,279,896
IndusInd Bank Ltd.	143,747	3,713,516
Marico Ltd.	837,293	4,230,574
Maruti Suzuki India Ltd.	29,862	4,552,016
Shree Cement Ltd.	10,950	3,100,792
Zee Entertainment Enterprises Ltd.	570,329	5,198,659

		46,488,693

Indonesia (0.8%)
Astra International Tbk. PT	4,823,000	2,950,499
Bank Mandiri Persero Tbk. PT	6,186,600	3,647,894
Bumi Serpong Damai Tbk. PT	10,701,200	1,340,854
Semen Indonesia Persero Tbk. PT	3,427,400	2,500,922
Telekomunikasi Indonesia Persero Tbk. PT	9,565,400	3,130,302
Unilever Indonesia Tbk. PT	709,600	2,923,652
XL Axiata Tbk. PT*	5,919,875	1,291,530

		17,785,653

Ireland (0.2%)
AerCap Holdings NV*	7,224	380,055
AIB Group plc	38,394	253,369
Bank of Ireland Group plc	47,688	405,965
CRH plc	39,435	1,417,353
James Hardie Industries plc (CHDI)	18,549	327,376
Kerry Group plc, Class A	7,343	823,781
Paddy Power Betfair plc	3,655	435,037
Ryanair Holdings plc (ADR)*	1,217	126,799

		4,169,735

Israel (0.1%)
Azrieli Group Ltd.	2,274	126,978
Bank Hapoalim BM	54,890	403,671
Bank Leumi Le-Israel BM	63,588	383,211
Bezeq The Israeli Telecommunication Corp. Ltd.	95,684	144,640
Check Point Software Technologies Ltd.*	6,020	623,792

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA GLOBAL EQUITY MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

	Number of Shares	Value (Note 1)

Elbit Systems Ltd.	1,188	$158,757
Frutarom Industries Ltd.	1,939	181,939
Israel Chemicals Ltd.	25,003	101,316
Mizrahi Tefahot Bank Ltd.	5,038	92,879
Nice Ltd.	3,043	275,035
Teva Pharmaceutical Industries Ltd. (ADR) (x)	43,871	831,356

		3,323,574

Italy (0.7%)
Assicurazioni Generali SpA	58,663	1,069,879
Atlantia SpA	21,414	676,255
Brunello Cucinelli SpA	45,564	1,476,636
Davide Campari-Milano SpA	27,384	211,761
Enel SpA	383,481	2,360,414
Eni SpA	119,944	1,986,024
Ferrari NV	5,667	594,621
Intesa Sanpaolo SpA	640,796	2,129,740
Intesa Sanpaolo SpA (RNC)	39,928	127,434
Leonardo SpA	17,395	207,044
Luxottica Group SpA	7,513	461,090
Mediobanca SpA	29,197	331,403
Poste Italiane SpA (m)	26,917	202,660
Prysmian SpA	8,994	293,420
Recordati SpA	5,225	232,337
Snam SpA	110,236	539,648
Telecom Italia SpA*	529,013	457,327
Telecom Italia SpA (RNC)	325,460	232,740
Terna Rete Elettrica Nazionale SpA	65,499	380,685
Tod’s SpA	14,501	1,059,601
UniCredit SpA*	94,446	1,765,542
UnipolSai Assicurazioni SpA	61,609	143,925

		16,940,186

Japan (9.5%)
ABC-Mart, Inc.	1,800	103,359
Acom Co. Ltd. (x)*	18,300	77,147
Aeon Co. Ltd.	28,200	476,153
AEON Financial Service Co. Ltd.	5,400	125,756
Aeon Mall Co. Ltd.	5,580	109,149
Air Water, Inc.	8,000	168,840
Aisin Seiki Co. Ltd.	8,800	494,378
Ajinomoto Co., Inc.	26,700	502,602
Alfresa Holdings Corp.	9,200	216,130
Alps Electric Co. Ltd.	9,000	257,200
Amada Holdings Co. Ltd.	17,600	239,613
ANA Holdings, Inc.	5,300	221,361
Aozora Bank Ltd.	5,300	206,261
Asahi Glass Co. Ltd. (x)	9,800	424,442
Asahi Group Holdings Ltd.	18,200	902,933
Asahi Kasei Corp.	58,000	748,196
Asics Corp.	8,300	132,299
Astellas Pharma, Inc.	97,600	1,244,741
Bandai Namco Holdings, Inc.	9,900	323,776
Bank of Kyoto Ltd. (The)	2,600	135,452
Benesse Holdings, Inc.	3,900	137,586
Bridgestone Corp.	31,000	1,441,118
Brother Industries Ltd.	9,900	244,260
Calbee, Inc. (x)	3,500	113,845
Canon, Inc.	50,300	1,874,950

Casio Computer Co. Ltd. (x)	10,200	146,742
Central Japan Railway Co. (x)	6,800	1,217,874
Chiba Bank Ltd. (The)	36,000	299,694
Chubu Electric Power Co., Inc.	28,200	350,513
Chugai Pharmaceutical Co. Ltd.	10,100	517,213
Chugoku Electric Power Co., Inc. (The)	14,300	153,692
Coca-Cola Bottlers Japan, Inc.	6,400	233,734
Concordia Financial Group Ltd.	55,700	336,153
Credit Saison Co. Ltd.	7,800	141,913
CYBERDYNE, Inc. (x)*	5,000	86,133
Dai Nippon Printing Co. Ltd.	13,000	289,940
Daicel Corp.	13,100	149,050
Daifuku Co. Ltd.	4,700	256,117
Dai-ichi Life Holdings, Inc.	289,800	5,977,326
Daiichi Sankyo Co. Ltd.	26,500	690,752
Daikin Industries Ltd.	11,800	1,396,521
Daito Trust Construction Co. Ltd.	3,200	652,496
Daiwa House Industry Co. Ltd.	26,300	1,009,985
Daiwa House REIT Investment Corp. (REIT)	70	166,310
Daiwa Securities Group, Inc.	73,400	460,497
DeNA Co. Ltd. (x)	5,300	109,269
Denso Corp.	22,400	1,344,497
Dentsu, Inc.	10,186	431,668
Disco Corp.	1,400	311,498
Don Quijote Holdings Co. Ltd.	5,600	292,736
East Japan Railway Co.	15,437	1,506,366
Eisai Co. Ltd.	12,400	706,087
Electric Power Development Co. Ltd.	6,700	180,470
FamilyMart UNY Holdings Co. Ltd.	4,200	294,475
FANUC Corp.	22,318	5,359,885
Fast Retailing Co. Ltd.	2,400	956,592
Fuji Electric Co. Ltd.	29,000	218,513
FUJIFILM Holdings Corp.	19,400	792,873
Fujitsu Ltd.	96,000	683,907
Fukuoka Financial Group, Inc.	38,000	213,481
Hachijuni Bank Ltd. (The)	19,000	109,101
Hakuhodo DY Holdings, Inc.	9,500	123,350
Hamamatsu Photonics KK	6,600	222,001
Hankyu Hanshin Holdings, Inc.	11,400	458,327
Hikari Tsushin, Inc.	1,000	143,776
Hino Motors Ltd.	12,300	159,379
Hirose Electric Co. Ltd.	1,680	245,570
Hisamitsu Pharmaceutical Co., Inc.	3,300	200,035
Hitachi Chemical Co. Ltd.	5,400	138,696
Hitachi Construction Machinery Co. Ltd.	4,900	178,083
Hitachi High-Technologies Corp.	3,700	155,980
Hitachi Ltd.	231,200	1,801,380
Hitachi Metals Ltd.	10,000	143,599
Honda Motor Co. Ltd.	81,100	2,779,749
Hoshizaki Corp.	2,600	230,521
Hoya Corp.	18,600	929,051
Hulic Co. Ltd.	15,800	177,527
Idemitsu Kosan Co. Ltd.	4,200	168,671

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA GLOBAL EQUITY MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

	Number of Shares	Value (Note 1)

IHI Corp.	7,199	$239,594
Iida Group Holdings Co. Ltd.	7,700	145,219
Inpex Corp.	43,100	538,965
Isetan Mitsukoshi Holdings Ltd.	15,700	194,656
Isuzu Motors Ltd.	27,600	462,225
ITOCHU Corp.	70,600	1,317,700
J Front Retailing Co. Ltd.	13,000	244,943
Japan Airlines Co. Ltd.	5,588	218,610
Japan Airport Terminal Co. Ltd.	2,200	81,615
Japan Exchange Group, Inc.	24,600	428,139
Japan Post Bank Co. Ltd. (x)	20,600	268,207
Japan Post Holdings Co. Ltd.	74,200	850,822
Japan Prime Realty Investment Corp. (REIT)	45	142,978
Japan Real Estate Investment Corp. (REIT)	53	251,653
Japan Retail Fund Investment Corp. (REIT)	127	232,866
Japan Tobacco, Inc.	51,900	1,672,500
JFE Holdings, Inc.	24,100	578,785
JGC Corp.	11,000	212,727
JSR Corp.	9,900	194,881
JTEKT Corp.	10,300	176,976
JXTG Holdings, Inc.	150,133	968,686
Kajima Corp.	42,000	404,065
Kakaku.com, Inc. (x)	7,900	133,566
Kamigumi Co. Ltd.	5,000	110,628
Kaneka Corp.	12,000	109,590
Kansai Electric Power Co., Inc. (The)	34,000	416,419
Kansai Paint Co. Ltd.	10,400	270,257
Kao Corp.	23,500	1,589,053
Kawasaki Heavy Industries Ltd.	7,300	256,237
KDDI Corp.	86,100	2,143,044
Keihan Holdings Co. Ltd.	5,200	153,219
Keikyu Corp.	9,499	182,519
Keio Corp.	6,000	263,856
Keisei Electric Railway Co. Ltd.	6,299	202,373
Keyence Corp.	19,836	11,112,033
Kikkoman Corp.	5,900	238,775
Kintetsu Group Holdings Co. Ltd.	8,300	318,225
Kirin Holdings Co. Ltd.	40,900	1,031,076
Kobe Steel Ltd.	16,100	149,319
Koito Manufacturing Co. Ltd.	5,300	372,540
Komatsu Ltd.	44,000	1,592,474
Konami Holdings Corp.	4,300	236,610
Konica Minolta, Inc.	23,900	229,932
Kose Corp.	1,200	187,335
Kubota Corp.	49,000	960,865
Kuraray Co. Ltd.	17,100	322,650
Kurita Water Industries Ltd.	5,200	168,911
Kyocera Corp.	82,500	5,398,469
Kyowa Hakko Kirin Co. Ltd.	12,100	234,000
Kyushu Electric Power Co., Inc.	21,600	226,400
Kyushu Financial Group, Inc.	18,500	111,977
Kyushu Railway Co.	8,000	248,147
Lawson, Inc.	2,500	166,186
LINE Corp.*	2,200	89,718
Lion Corp.	10,000	189,483
LIXIL Group Corp.	12,500	338,363

M3, Inc.	9,300	327,264
Mabuchi Motor Co. Ltd.	2,400	130,144
Makita Corp.	9,900	416,033
Marubeni Corp.	75,400	546,119
Marui Group Co. Ltd.	7,400	135,489
Maruichi Steel Tube Ltd.	2,300	67,362
Mazda Motor Corp.	28,160	377,758
McDonald’s Holdings Co. Japan Ltd. (x)	2,710	119,175
Mebuki Financial Group, Inc.	48,600	205,744
Medipal Holdings Corp.	7,800	152,781
MEIJI Holdings Co. Ltd.	5,944	505,906
MINEBEA MITSUMI, Inc.	99,000	2,076,210
MISUMI Group, Inc.	13,800	401,722
Mitsubishi Chemical Holdings Corp.	67,000	735,261
Mitsubishi Corp.	71,200	1,967,123
Mitsubishi Electric Corp.	90,600	1,504,840
Mitsubishi Estate Co. Ltd.	59,300	1,031,533
Mitsubishi Gas Chemical Co., Inc.	8,700	249,785
Mitsubishi Heavy Industries Ltd.	14,800	552,989
Mitsubishi Materials Corp.	5,400	192,181
Mitsubishi Motors Corp.	33,300	240,570
Mitsubishi Tanabe Pharma Corp.	10,200	211,106
Mitsubishi UFJ Financial Group, Inc.	562,200	4,123,382
Mitsubishi UFJ Lease & Finance Co. Ltd.	24,300	144,711
Mitsui & Co. Ltd.	80,700	1,312,114
Mitsui Chemicals, Inc.	9,200	295,984
Mitsui Fudosan Co. Ltd.	42,000	941,203
Mitsui OSK Lines Ltd.	6,099	203,526
Mixi, Inc.	1,900	85,325
Mizuho Financial Group, Inc.	1,140,344	2,070,685
MS&AD Insurance Group Holdings, Inc.	22,407	758,467
Murata Manufacturing Co. Ltd.	54,503	7,313,826
Nabtesco Corp.	5,700	218,540
Nagoya Railroad Co. Ltd.	9,600	241,715
NEC Corp.	12,100	326,461
Nexon Co. Ltd.*	8,800	256,170
NGK Insulators Ltd.	10,300	194,528
NGK Spark Plug Co. Ltd.	7,500	182,316
NH Foods Ltd.	8,000	195,110
Nidec Corp.	77,056	10,812,118
Nikon Corp.	16,200	326,372
Nintendo Co. Ltd.	14,900	5,446,914
Nippon Building Fund, Inc. (REIT)	66	322,751
Nippon Electric Glass Co. Ltd.	4,200	160,284
Nippon Express Co. Ltd.	3,700	245,955
Nippon Paint Holdings Co. Ltd. (x)	6,800	215,150
Nippon Prologis REIT, Inc. (REIT) (x)	74	156,505
Nippon Steel & Sumitomo Metal Corp.	34,991	897,794
Nippon Telegraph & Telephone Corp.	32,618	1,534,573

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA GLOBAL EQUITY MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

	Number of Shares	Value (Note 1)

Nippon Yusen KK*	7,400	$180,542
Nissan Chemical Industries Ltd.	6,200	247,340
Nissan Motor Co. Ltd.	112,000	1,116,769
Nisshin Seifun Group, Inc.	9,780	197,553
Nissin Foods Holdings Co. Ltd.	2,700	197,213
Nitori Holdings Co. Ltd.	3,600	513,282
Nitto Denko Corp.	8,000	710,717
NOK Corp.	4,700	109,747
Nomura Holdings, Inc.	171,000	1,009,382
Nomura Real Estate Holdings, Inc.	5,800	130,027
Nomura Real Estate Master Fund, Inc. (REIT)	161	199,901
Nomura Research Institute Ltd.	6,218	289,171
NSK Ltd.	19,300	303,867
NTT Data Corp.	29,800	354,135
NTT DOCOMO, Inc.	64,400	1,520,909
Obayashi Corp.	30,600	370,432
Obic Co. Ltd.	2,800	205,760
Odakyu Electric Railway Co. Ltd.	15,000	320,834
Oji Holdings Corp.	37,000	246,284
Olympus Corp.	13,000	498,425
Omron Corp.	39,900	2,379,658
Ono Pharmaceutical Co. Ltd.	20,200	470,781
Oracle Corp. Japan	1,800	149,208
Oriental Land Co. Ltd.	10,300	938,815
ORIX Corp.	62,400	1,054,722
Osaka Gas Co. Ltd.	17,500	337,031
Otsuka Corp.	2,400	184,034
Otsuka Holdings Co. Ltd.	18,000	790,450
Panasonic Corp.	103,400	1,513,719
Park24 Co. Ltd.	4,400	105,319
Persol Holdings Co. Ltd.	8,400	210,531
Pola Orbis Holdings, Inc.	4,000	140,404
Rakuten, Inc.	43,900	402,279
Recruit Holdings Co. Ltd.	52,500	1,304,637
Renesas Electronics Corp.*	125,800	1,465,945
Resona Holdings, Inc.	100,505	600,399
Ricoh Co. Ltd.	34,500	320,581
Rinnai Corp.	1,800	162,947
Rohm Co. Ltd.	4,600	509,501
Ryohin Keikaku Co. Ltd.	1,000	311,515
Sankyo Co. Ltd.	2,700	84,948
Santen Pharmaceutical Co. Ltd.	16,800	264,059
SBI Holdings, Inc.	9,360	195,715
Secom Co. Ltd.	9,900	747,453
Sega Sammy Holdings, Inc.	9,700	120,351
Seibu Holdings, Inc.	8,300	156,976
Seiko Epson Corp.	14,000	330,384
Sekisui Chemical Co. Ltd.	17,500	351,320
Sekisui House Ltd.	27,400	494,987
Seven & i Holdings Co. Ltd.	35,300	1,467,139
Seven Bank Ltd.	32,000	109,625
Sharp Corp. (x)*	7,699	264,434
Shimadzu Corp.	11,000	250,118
Shimamura Co. Ltd.	1,200	132,061
Shimano, Inc.	3,200	450,144
Shimizu Corp.	26,000	268,596
Shin-Etsu Chemical Co. Ltd.	18,300	1,859,641
Shinsei Bank Ltd.	7,200	124,542

Shionogi & Co. Ltd.	14,000	757,559
Shiseido Co. Ltd.	17,600	850,673
Shizuoka Bank Ltd. (The) (x)	21,000	216,943
Showa Shell Sekiyu KK	9,500	128,999
SMC Corp.	2,700	1,111,391
SoftBank Group Corp.	38,900	3,079,547
Sohgo Security Services Co. Ltd.	3,700	201,296
Sompo Holdings, Inc.	16,581	642,196
Sony Corp.	59,600	2,688,678
Sony Financial Holdings, Inc.	9,000	159,432
Stanley Electric Co. Ltd.	5,800	235,500
Start Today Co. Ltd.	8,700	264,455
Subaru Corp.	28,500	906,284
SUMCO Corp.	11,100	284,507
Sumitomo Chemical Co. Ltd.	77,000	553,539
Sumitomo Corp.	56,000	951,764
Sumitomo Dainippon Pharma Co. Ltd. (x)	8,400	124,798
Sumitomo Electric Industries Ltd.	36,700	620,488
Sumitomo Heavy Industries Ltd.	5,800	245,538
Sumitomo Metal Mining Co. Ltd.	11,300	519,294
Sumitomo Mitsui Financial Group, Inc.	63,307	2,735,110
Sumitomo Mitsui Trust Holdings, Inc.	15,202	603,493
Sumitomo Realty & Development Co. Ltd.	16,000	525,831
Sumitomo Rubber Industries Ltd.	9,100	169,280
Sundrug Co. Ltd.	3,400	158,118
Suntory Beverage & Food Ltd.	6,400	284,571
Suruga Bank Ltd.	9,400	201,640
Suzuken Co. Ltd.	3,410	140,274
Suzuki Motor Corp.	87,000	5,045,112
Sysmex Corp.	7,100	558,926
T&D Holdings, Inc.	24,700	422,426
Taiheiyo Cement Corp.	5,500	237,475
Taisei Corp.	10,000	497,892
Taisho Pharmaceutical Holdings Co. Ltd.	1,000	79,876
Taiyo Nippon Sanso Corp.	7,100	99,372
Takashimaya Co. Ltd.	14,000	147,362
Takeda Pharmaceutical Co. Ltd.	33,600	1,908,796
TDK Corp.	55,400	4,420,200
Teijin Ltd.	8,300	184,895
Terumo Corp.	15,200	720,373
THK Co. Ltd.	5,900	221,495
Tobu Railway Co. Ltd.	9,000	290,748
Toho Co. Ltd.	6,000	207,943
Toho Gas Co. Ltd.	4,000	109,696
Tohoku Electric Power Co., Inc.	20,700	264,732
Tokio Marine Holdings, Inc.	31,700	1,446,370
Tokyo Electric Power Co. Holdings, Inc.*	74,500	294,892
Tokyo Electron Ltd.	7,400	1,339,783
Tokyo Gas Co. Ltd.	19,200	439,381
Tokyo Tatemono Co. Ltd.	10,600	143,183
Tokyu Corp.	26,000	414,892
Tokyu Fudosan Holdings Corp.	23,000	166,363

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA GLOBAL EQUITY MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

	Number of Shares	Value (Note 1)

Toppan Printing Co. Ltd.	26,000	$235,136
Toray Industries, Inc.	68,300	644,054
Toshiba Corp.*	307,000	863,714
Tosoh Corp.	14,500	328,671
TOTO Ltd.	6,200	365,920
Toyo Seikan Group Holdings Ltd.	8,000	128,511
Toyo Suisan Kaisha Ltd.	4,100	175,207
Toyoda Gosei Co. Ltd.	3,500	89,057
Toyota Industries Corp.	7,200	462,640
Toyota Motor Corp.	123,074	7,878,702
Toyota Tsusho Corp.	10,400	418,584
Trend Micro, Inc.	6,000	340,271
Tsuruha Holdings, Inc.	1,700	231,143
Unicharm Corp.	18,200	473,192
United Urban Investment Corp. (REIT)	139	199,972
USS Co. Ltd.	10,700	226,583
West Japan Railway Co.	7,500	547,615
Yahoo Japan Corp. (x)	65,300	299,624
Yakult Honsha Co. Ltd.	4,400	331,928
Yamada Denki Co. Ltd. (x)	28,600	157,627
Yamaguchi Financial Group, Inc.	11,000	130,721
Yamaha Corp.	7,600	280,595
Yamaha Motor Co. Ltd.	13,400	439,432
Yamato Holdings Co. Ltd.	16,200	326,013
Yamazaki Baking Co. Ltd.	6,000	116,991
Yaskawa Electric Corp.	11,600	511,152
Yokogawa Electric Corp.	10,800	206,846
Yokohama Rubber Co. Ltd. (The) (x)	5,000	122,609

		223,235,100

Jersey (0.0%)
Randgold Resources Ltd.	4,120	412,190

Luxembourg (0.1%)
ArcelorMittal*	30,901	1,005,331
Eurofins Scientific SE	552	336,192
RTL Group SA(x)	2,084	167,708
SES SA (FDR)(x)	18,768	292,969
Tenaris SA	22,199	350,523

		2,152,723

Macau (0.0%)
MGM China Holdings Ltd.	40,000	121,083
Wynn Macau Ltd.	72,800	230,620

		351,703

Malaysia (0.7%)
Genting Malaysia Bhd.	2,514,700	3,498,335
IHH Healthcare Bhd.	2,416,500	3,499,058
Malayan Banking Bhd.	1,208,214	2,925,747
Malaysia Airports Holdings Bhd.	1,034,600	2,247,130
Sime Darby Bhd.	1,366,100	746,005
Sime Darby Plantation Bhd.*	1,366,100	2,025,352
Sime Darby Property Bhd.*	1,366,100	600,854

		15,542,481

Mexico (0.5%)
Alsea SAB de CV	469,732	1,537,782
Fomento Economico Mexicano SAB de CV (ADR)	41,853	3,929,997
Fresnillo plc	10,590	204,320
Grupo Financiero Banorte SAB de CV, Class O	1,017,078	5,577,700

		11,249,799

Netherlands (1.4%)
ABN AMRO Group NV (CVA) (m)	18,455	595,653
Aegon NV	79,724	508,416
Akzo Nobel NV	11,856	1,038,740
Altice NV, Class A (x)*	23,454	246,124
ASML Holding NV	17,941	3,124,573
Boskalis Westminster	5,149	194,175
EXOR NV	5,113	313,490
Heineken Holding NV	4,967	491,612
Heineken NV	12,732	1,327,985
ING Groep NV	183,193	3,368,498
Koninklijke Ahold Delhaize NV	61,027	1,342,548
Koninklijke DSM NV	8,374	800,488
Koninklijke KPN NV	165,557	577,656
Koninklijke Philips NV	44,363	1,678,841
Koninklijke Vopak NV	3,735	163,886
NN Group NV	14,360	622,342
NXP Semiconductors NV*	16,314	1,910,206
Randstad Holding NV	6,031	370,788
Royal Dutch Shell plc, Class A	212,672	7,121,049
Royal Dutch Shell plc, Class B	176,597	5,981,078
Wolters Kluwer NV	14,234	742,580

		32,520,728

New Zealand (0.1%)
Auckland International Airport Ltd. (x)	51,599	236,962
Fisher & Paykel Healthcare Corp. Ltd.	26,903	273,599
Fletcher Building Ltd.	32,279	173,858
Mercury NZ Ltd.	15,649	37,375
Meridian Energy Ltd.	66,025	136,866
Ryman Healthcare Ltd.	19,321	145,007
Spark New Zealand Ltd.	84,323	216,928

		1,220,595

Norway (0.2%)
DNB ASA	48,275	894,286
Gjensidige Forsikring ASA	9,152	172,660
Marine Harvest ASA*	18,997	321,607
Norsk Hydro ASA	59,573	452,388
Orkla ASA	38,433	407,472
Schibsted ASA, Class B	4,869	129,277
Statoil ASA	54,768	1,168,655
Telenor ASA	35,396	758,307
Yara International ASA	7,813	358,458

		4,663,110

Pakistan (0.1%)
United Bank Ltd. (GDR) (m)(r)	255,883	1,699,896

Panama (0.1%)
Copa Holdings SA, Class A	19,059	2,555,050

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA GLOBAL EQUITY MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

	Number of Shares	Value (Note 1)

Peru (0.2%)
Credicorp Ltd.	26,545	$5,506,229

Philippines (0.5%)
Ayala Corp.	89,870	1,827,285
Ayala Land, Inc.	1,894,200	1,692,334
Metropolitan Bank & Trust Co.	2,061,047	4,186,502
SM Investments Corp.	177,112	3,512,437

		11,218,558

Poland (0.8%)
Bank Zachodni WBK SA	28,627	3,258,722
CCC SA	40,813	3,341,532
LPP SA	1,067	2,731,142
Powszechna Kasa Oszczednosci Bank Polski SA*	344,624	4,386,817
Powszechny Zaklad Ubezpieczen SA	366,460	4,438,430

		18,156,643

Portugal (0.1%)
EDP – Energias de Portugal SA	118,211	409,195
Galp Energia SGPS SA	21,329	392,191
Jeronimo Martins SGPS SA	105,954	2,058,853

		2,860,239

Russia (0.8%)
Gazprom PJSC (ADR)	670,657	2,957,597
Mail.Ru Group Ltd. (GDR) (m)*	46,872	1,354,601
MMC Norilsk Nickel PJSC (ADR)	192,417	3,638,605
Sberbank of Russia PJSC (ADR)	322,381	5,490,148
X5 Retail Group NV (GDR) (m)*	71,989	2,719,025
Yandex NV, Class A*	71,461	2,340,348

		18,500,324

Singapore (0.4%)
Ascendas REIT (REIT)	111,486	226,731
CapitaLand Commercial Trust (REIT)	121,613	175,493
CapitaLand Ltd.	117,700	310,652
CapitaLand Mall Trust (REIT)	127,000	202,258
City Developments Ltd.	20,600	192,377
ComfortDelGro Corp. Ltd.	110,000	162,847
DBS Group Holdings Ltd.	84,600	1,571,879
Genting Singapore plc	279,857	274,113
Global Logistic Properties Ltd.	130,100	327,816
Golden Agri-Resources Ltd.	370,225	102,421
Jardine Cycle & Carriage Ltd.	4,533	137,842
Keppel Corp. Ltd.	60,500	332,480
Oversea-Chinese Banking Corp. Ltd.	151,378	1,402,350
SATS Ltd.	34,100	132,581
Sembcorp Industries Ltd.	40,400	91,526
Singapore Airlines Ltd.	21,100	168,333
Singapore Exchange Ltd.	30,200	167,997
Singapore Press Holdings Ltd. (x)	78,600	155,737
Singapore Technologies Engineering Ltd.	80,400	195,973

Singapore Telecommunications Ltd.	389,500	1,039,676
StarHub Ltd.	31,288	66,672
Suntec REIT (REIT)	124,000	199,335
United Overseas Bank Ltd.	63,067	1,247,241
UOL Group Ltd.	25,343	168,075
Wilmar International Ltd.	77,800	179,747

		9,232,152

South Africa (0.7%)
AVI Ltd.	353,702	3,160,662
Capitec Bank Holdings Ltd.	39,322	3,489,512
Clicks Group Ltd.	150,231	2,199,340
Discovery Ltd.	145,951	2,194,131
Imperial Holdings Ltd.	66,070	1,399,846
Investec plc	31,322	226,248
Mediclinic International plc	19,487	170,886
Mondi plc	16,158	421,262
Naspers Ltd., Class N	10,620	2,962,184
Standard Bank Group Ltd.	13,857	219,136

		16,443,207

South Korea (1.6%)
CJ Corp.*	13,816	2,342,351
Coway Co. Ltd.	19,984	1,823,770
Hanssem Co. Ltd.*	7,554	1,270,114
Hugel, Inc.*	4,394	2,296,840
Hyundai Development Co.-Engineering & Construction*	46,417	1,671,454
Hyundai Motor Co.	17,167	2,501,566
Korea Aerospace Industries Ltd.*	44,583	1,976,053
Korea Electric Power Corp.	65,540	2,335,576
Mando Corp.*	7,854	2,263,284
NAVER Corp.*	5,021	4,080,398
Samsung Electronics Co. Ltd.	4,477	10,655,641
Samsung Electronics Co. Ltd. (Preference) (q)	2,264	4,419,934

		37,636,981

Spain (1.3%)
Abertis Infraestructuras SA	33,150	737,827
ACS Actividades de Construccion y Servicios SA	11,151	436,440
Aena SME SA (m)	3,122	633,062
Amadeus IT Group SA	20,690	1,492,225
Banco Bilbao Vizcaya Argentaria SA	566,386	4,833,160
Banco de Sabadell SA	239,087	475,054
Banco Santander SA	761,627	5,006,919
Bankia SA	47,252	226,044
Bankinter SA	31,042	294,390
CaixaBank SA	166,336	776,160
Enagas SA	10,312	295,340
Endesa SA	14,802	317,108
Ferrovial SA (x)	22,406	508,777
Gas Natural SDG SA	16,426	379,393
Grifols SA(x)	14,706	430,979
Iberdrola SA	268,079	2,077,889
Industria de Diseno Textil SA	234,905	8,186,355
Mapfre SA	59,016	189,630
Red Electrica Corp. SA	21,700	487,148

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA GLOBAL EQUITY MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

	Number of Shares	Value (Note 1)

Repsol SA(x)	57,612	$1,019,259
Siemens Gamesa Renewable Energy SA(x)	11,914	163,392
Telefonica SA	215,686	2,102,676

		31,069,227

Sweden (1.0%)
Alfa Laval AB	13,844	327,068
Assa Abloy AB, Class B	259,308	5,386,510
Atlas Copco AB, Class A	32,001	1,381,765
Atlas Copco AB, Class B	18,399	705,626
Boliden AB	12,773	436,921
Electrolux AB	10,338	333,086
Essity AB, Class B*	28,944	822,122
Getinge AB, Class B	11,784	170,947
Hennes & Mauritz AB, Class B(x)	44,901	926,691
Hexagon AB, Class B	11,892	595,680
Husqvarna AB, Class B	21,453	204,250
ICA Gruppen AB	3,901	141,667
Industrivarden AB, Class C	8,530	210,570
Investor AB, Class B	21,434	977,491
Kinnevik AB, Class B	9,984	337,502
L E Lundbergforetagen AB, Class B	1,921	143,552
Lundin Petroleum AB*	9,602	219,826
Nordea Bank AB	142,487	1,724,831
Sandvik AB	53,234	932,541
Securitas AB, Class B	15,680	273,723
Skandinaviska Enskilda Banken AB, Class A	70,828	831,483
Skanska AB, Class B	15,862	328,722
SKF AB, Class B	18,847	418,613
Svenska Handelsbanken AB, Class A	72,003	984,839
Swedbank AB, Class A	42,357	1,021,864
Swedish Match AB	9,137	359,995
Tele2 AB, Class B	17,843	219,255
Telefonaktiebolaget LM Ericsson, Class B	144,861	950,953
Telia Co. AB	115,707	515,548
Volvo AB, Class B	73,481	1,367,843

		23,251,484

Switzerland (3.2%)
ABB Ltd. (Registered)	86,893	2,329,155
Adecco Group AG (Registered)*	7,494	573,326
Baloise Holding AG (Registered)	2,301	358,214
Barry Callebaut AG (Registered)*	107	223,235
Chocoladefabriken Lindt & Spruengli AG	50	305,300
Chocoladefabriken Lindt & Spruengli AG (Registered)	5	361,666
Cie Financiere Richemont SA (Registered)	24,758	2,243,452
Clariant AG (Registered)*	10,955	306,351
Coca-Cola HBC AG*	8,306	271,387
Credit Suisse Group AG (Registered)*	328,387	5,863,753

DKSH Holding AG	11,608	1,015,529
Dufry AG (Registered)*	1,750	260,224
EMS-Chemie Holding AG (Registered)	426	284,379
Ferguson plc	11,942	859,382
Geberit AG (Registered)	1,746	768,853
Givaudan SA (Registered)	435	1,005,306
Glencore plc*	576,896	3,037,695
Julius Baer Group Ltd.*	10,339	632,361
Kuehne + Nagel International AG (Registered)	2,546	450,700
LafargeHolcim Ltd. (Registered)*	21,806	1,229,657
Lonza Group AG (Registered)*	3,505	947,064
Nestle SA (Registered)	146,736	12,618,889
Novartis AG (Registered)	104,875	8,868,285
Pargesa Holding SA	1,598	138,571
Partners Group Holding AG	811	555,953
Roche Holding AG	40,618	10,274,860
Schindler Holding AG	1,808	416,167
Schindler Holding AG (Registered)	1,052	238,048
SGS SA (Registered)	256	667,552
Sika AG	100	794,294
Sonova Holding AG (Registered)	2,558	399,536
STMicroelectronics NV	30,053	656,456
Straumann Holding AG (Registered)	476	336,319
Swatch Group AG (The)	1,431	583,590
Swatch Group AG (The) (Registered)	2,842	217,280
Swiss Life Holding AG (Registered)*	1,567	554,790
Swiss Prime Site AG (Registered)*	3,333	307,835
Swiss Re AG	14,829	1,388,626
Swisscom AG (Registered)	1,214	645,963
UBS Group AG (Registered)*	494,709	9,107,783
Vifor Pharma AG(x)	1,990	255,068
Zurich Insurance Group AG	7,135	2,171,729

		74,524,583

Taiwan (1.2%)
Advanced Semiconductor Engineering, Inc.	1,072,564	1,375,013
Advantech Co. Ltd.	140,195	991,685
Delta Electronics, Inc.	441,536	2,129,153
Hon Hai Precision Industry Co. Ltd.	621,600	1,988,552
Largan Precision Co. Ltd.	19,000	2,566,662
MediaTek, Inc.	168,000	1,659,761
Nanya Technology Corp.	557,000	1,426,261
Nien Made Enterprise Co. Ltd.	205,000	2,190,635
President Chain Store Corp.	135,000	1,288,371
Taiwan Semiconductor Manufacturing Co. Ltd.	1,619,133	12,486,887

		28,102,980

United Kingdom (5.6%)
3i Group plc	47,416	584,811
Admiral Group plc	9,820	265,435

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA GLOBAL EQUITY MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

	Number of Shares	Value (Note 1)

Anglo American plc	62,993	$1,317,850
Ashtead Group plc	24,270	652,741
Associated British Foods plc	16,757	638,010
AstraZeneca plc	59,681	4,126,415
Auto Trader Group plc (m)	49,418	235,394
Aviva plc	188,963	1,292,225
Babcock International Group plc (x)	13,036	124,172
BAE Systems plc	150,652	1,165,498
Barclays plc	803,198	2,202,493
Barratt Developments plc	51,590	451,011
Berkeley Group Holdings plc	6,109	346,171
BP plc	931,322	6,572,557
British American Tobacco plc	108,137	7,326,338
British Land Co. plc (The) (REIT)	45,849	428,059
BT Group plc	397,468	1,458,055
Bunzl plc	14,885	416,409
Burberry Group plc	20,134	487,136
Capita plc	34,427	186,345
Centrica plc	255,227	473,129
Circassia Pharmaceuticals plc (x)*	561,191	788,000
CNH Industrial NV	45,938	615,676
Cobham plc*	127,209	216,922
Coca-Cola European Partners plc	10,513	419,164
Compass Group plc	74,563	1,610,740
ConvaTec Group plc (m)	58,514	162,350
Croda International plc	6,195	370,031
DCC plc	4,185	421,801
Diageo plc	118,765	4,369,553
Direct Line Insurance Group plc	58,497	301,466
Earthport plc*	1,972,751	276,339
easyJet plc	5,202	102,824
Experian plc	44,245	977,304
Fiat Chrysler Automobiles NV*	50,738	907,691
G4S plc	69,521	250,616
GKN plc	82,254	354,710
GlaxoSmithKline plc	231,903	4,140,798
Hammerson plc (REIT)	40,789	301,240
Hargreaves Lansdown plc	12,384	301,299
HSBC Holdings plc	947,688	9,812,646
IMI plc	12,390	222,989
Imperial Brands plc	45,202	1,932,193
InterContinental Hotels Group plc	8,510	542,203
International Consolidated Airlines Group SA (London Stock Exchange)	377,480	3,317,851
International Consolidated Airlines Group SA (Turquoise Stock Exchange)	31,790	276,004
Intertek Group plc	7,902	553,715
ITV plc	167,538	374,363
J Sainsbury plc (x)	74,304	242,176
John Wood Group plc	33,178	291,169
Johnson Matthey plc	8,486	352,314
Kingfisher plc	102,890	469,122
Land Securities Group plc (REIT)	36,294	493,944

Legal & General Group plc	280,221	1,034,004
Lloyds Banking Group plc	3,411,149	3,134,546
London Stock Exchange Group plc	14,733	754,494
Marks & Spencer Group plc	70,124	298,046
Meggitt plc	40,518	263,789
Merlin Entertainments plc	35,451	173,699
Micro Focus International plc	20,508	698,590
National Grid plc	162,784	1,923,319
Next plc	6,935	423,689
Old Mutual plc	232,551	727,489
Pearson plc (x)	34,993	347,729
Pentair plc	5,125	361,927
Persimmon plc	13,843	511,736
Prudential plc	389,400	10,018,136
Reckitt Benckiser Group plc	31,510	2,943,566
RELX NV	45,122	1,037,586
RELX plc	51,298	1,204,431
Rio Tinto Ltd.	20,108	1,189,403
Rio Tinto plc	58,041	3,089,111
Rolls-Royce Holdings plc*	77,421	885,369
Rolls-Royce Holdings plc (Preference) (q)(r)*	3,824,762	5,164
Royal Bank of Scotland Group plc*	161,618	606,620
Royal Mail plc	46,538	284,321
RSA Insurance Group plc	48,162	411,289
Sage Group plc (The)	48,790	525,673
Schroders plc	6,138	291,379
Segro plc (REIT)	50,025	396,467
Severn Trent plc	11,018	321,618
Sky plc*	48,630	664,457
Smith & Nephew plc	40,688	707,562
Smiths Group plc	20,121	404,779
SSE plc	47,449	845,635
St James’s Place plc	25,005	413,904
Standard Chartered plc*	155,198	1,634,626
Standard Life Aberdeen plc	126,579	746,152
Taylor Wimpey plc	154,272	429,911
TechnipFMC plc (Aquis Stock Exchange)	109,158	3,385,658
TechnipFMC plc (Turquoise Stock Exchange)	13,209	413,574
Tesco plc (x)	382,934	1,081,861
Travis Perkins plc	11,216	237,295
Unilever NV (CVA)	76,806	4,327,170
Unilever plc	181,568	10,113,417
United Utilities Group plc	32,142	359,974
Vodafone Group plc	1,257,365	3,989,434
Weir Group plc (The)	10,826	310,313
Whitbread plc	8,648	467,044
Wm Morrison Supermarkets plc	102,384	303,976
Worldpay Group plc (m)	90,979	523,278
WPP plc	61,215	1,108,329

		132,851,006

United States (37.5%)
3M Co.	42,767	10,066,069
Abbott Laboratories	53,959	3,079,440
AbbVie, Inc.	49,355	4,773,122
ACADIA Pharmaceuticals, Inc. (x)*	75,950	2,286,854

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA GLOBAL EQUITY MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

	Number of Shares	Value (Note 1)

Accenture plc, Class A	19,189	$2,937,644
Activision Blizzard, Inc.	23,294	1,474,976
Acuity Brands, Inc.	1,237	217,712
Adobe Systems, Inc.*	63,120	11,061,149
Advance Auto Parts, Inc.	2,226	221,910
Advanced Micro Devices, Inc. (x)*	26,100	268,308
AES Corp.	20,148	218,203
Aetna, Inc.	64,645	11,661,312
Affiliated Managers Group, Inc.	1,712	351,388
Aflac, Inc.	12,308	1,080,396
Agilent Technologies, Inc.	10,129	678,339
Air Products & Chemicals, Inc.	6,728	1,103,930
Akamai Technologies, Inc.*	5,328	346,533
Alaska Air Group, Inc.	3,842	282,425
Albemarle Corp.	3,505	448,254
Alexandria Real Estate Equities, Inc. (REIT)	3,025	395,035
Alexion Pharmaceuticals, Inc.*	6,963	832,705
Align Technology, Inc.*	2,275	505,482
Allegion plc	2,954	235,020
Allergan plc	10,292	1,683,565
Alliance Data Systems Corp.	1,446	366,532
Alliant Energy Corp.	7,251	308,965
Allstate Corp. (The)	11,152	1,167,726
Alphabet, Inc., Class A*	19,568	20,612,931
Alphabet, Inc., Class C*	19,322	20,218,541
Altria Group, Inc.	58,872	4,204,050
Amazon.com, Inc.*	12,378	14,475,700
Ameren Corp.	7,711	454,872
American Airlines Group, Inc.	12,916	672,019
American Electric Power Co., Inc.	15,305	1,125,989
American Express Co.	22,301	2,214,712
American International Group, Inc.	27,852	1,659,422
American Tower Corp. (REIT)	13,226	1,886,953
American Water Works Co., Inc.	5,666	518,382
Ameriprise Financial, Inc.	4,570	774,478
AmerisourceBergen Corp.	4,856	445,878
AMETEK, Inc.	7,079	513,015
Amgen, Inc.	22,484	3,909,968
Amphenol Corp., Class A	9,401	825,408
Anadarko Petroleum Corp.	16,846	903,619
Analog Devices, Inc.	11,564	1,029,543
AnaptysBio, Inc.*	18,250	1,838,140
Andeavor	4,320	493,949
ANSYS, Inc.*	2,664	393,180
Anthem, Inc.	42,352	9,529,624
AO Smith Corp.	4,465	273,615
Aon plc	7,785	1,043,190
Apache Corp.	11,726	495,072
Apartment Investment & Management Co. (REIT), Class A	4,958	216,714
Apple, Inc.	158,894	26,889,632
Applied Materials, Inc.	32,903	1,682,001
Aptiv plc	8,062	683,899
Archer-Daniels-Midland Co.	17,119	686,130
Arconic, Inc.	13,179	359,128

Arthur J Gallagher & Co	5,682	359,557
Assurant, Inc.	1,672	168,604
AT&T, Inc.	189,923	7,384,206
Autodesk, Inc.*	6,758	708,441
Automatic Data Processing, Inc.	13,699	1,605,386
AutoZone, Inc.*	831	591,148
AvalonBay Communities, Inc. (REIT)	4,243	756,994
Avery Dennison Corp.	2,711	311,385
Baker Hughes a GE Co.	13,055	413,060
Ball Corp.	10,552	399,393
Bank of America Corp.	300,236	8,862,967
Bank of New York Mellon Corp. (The)	31,491	1,696,105
Baxter International, Inc.	15,511	1,002,631
BB&T Corp.	24,422	1,214,262
Becton Dickinson and Co.	8,269	1,770,076
Berkshire Hathaway, Inc., Class B*	59,525	11,799,045
Best Buy Co., Inc.	7,870	538,859
Biogen, Inc.*	18,156	5,783,957
BioMarin Pharmaceutical, Inc.*	17,130	1,527,482
BlackRock, Inc.‡	3,830	1,967,509
Bluebird Bio, Inc.*	16,580	2,952,898
Blueprint Medicines Corp.*	28,130	2,121,283
Boeing Co. (The)	17,322	5,108,431
BorgWarner, Inc.	6,379	325,903
Boston Properties, Inc. (REIT)	4,732	615,302
Boston Scientific Corp.*	42,296	1,048,518
Brighthouse Financial, Inc.*	3,199	187,589
Bristol-Myers Squibb Co.	50,543	3,097,275
Broadcom Ltd.	12,622	3,242,592
Brown-Forman Corp., Class B	6,222	427,265
CA, Inc.	9,660	321,485
Cabot Oil & Gas Corp.	14,677	419,762
Cadence Design Systems, Inc.*	8,892	371,863
Campbell Soup Co.(x)	6,065	291,787
Capital One Financial Corp.	15,111	1,504,753
Cardinal Health, Inc.	9,620	589,417
CarMax, Inc.*	5,635	361,373
Carnival Corp.	12,540	832,280
Carnival plc	8,865	585,527
Caterpillar, Inc.	18,407	2,900,575
Cboe Global Markets, Inc.	3,577	445,658
CBRE Group, Inc., Class A*	9,674	418,981
CBS Corp. (Non-Voting), Class B	11,163	658,617
Celgene Corp.*	24,375	2,543,775
Centene Corp.*	31,195	3,146,952
CenterPoint Energy, Inc.	13,171	373,530
CenturyLink, Inc.	29,228	487,523
Cerner Corp.*	9,700	653,683
CF Industries Holdings, Inc.	7,170	305,012
CH Robinson Worldwide, Inc.	4,372	389,501
Charles Schwab Corp. (The)	37,182	1,910,039
Charter Communications, Inc., Class A*	6,001	2,016,096
Chesapeake Energy Corp.(x)*	29,386	116,369
Chevron Corp.	58,745	7,354,287
Chipotle Mexican Grill, Inc.(x)*	729	210,703
Chubb Ltd.	14,342	2,095,796

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA GLOBAL EQUITY MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

	Number of Shares	Value (Note 1)

Church & Dwight Co., Inc.	7,719	$387,262
Cigna Corp.	7,631	1,549,780
Cimarex Energy Co.	2,923	356,635
Cincinnati Financial Corp.	4,454	333,916
Cintas Corp.	2,669	415,910
Cisco Systems, Inc.	152,996	5,859,747
Citigroup, Inc.	205,180	15,267,444
Citizens Financial Group, Inc.	14,909	625,880
Citrix Systems, Inc.*	4,411	388,168
Clorox Co. (The)	3,982	592,283
CME Group, Inc.	10,502	1,533,817
CMS Energy Corp.	8,606	407,064
Coca-Cola Co. (The)	118,853	5,452,976
Cognizant Technology Solutions Corp., Class A	18,186	1,291,570
Colgate-Palmolive Co.	133,045	10,038,245
Comcast Corp., Class A	144,333	5,780,537
Comerica, Inc.	5,408	469,468
Conagra Brands, Inc.	12,770	481,046
Concho Resources, Inc.*	4,605	691,763
ConocoPhillips	36,994	2,030,601
Consolidated Edison, Inc.	9,563	812,377
Constellation Brands, Inc., Class A	5,305	1,212,564
Cooper Cos., Inc. (The)	1,571	342,289
Corning, Inc.	26,883	859,987
Costco Wholesale Corp.	13,534	2,518,948
Coty, Inc., Class A (x)	13,931	277,088
Crown Castle International Corp. (REIT)	12,686	1,408,273
CSRA, Inc.	5,273	157,768
CSX Corp.	27,667	1,521,962
Cummins, Inc.	4,851	856,881
CVS Health Corp.	31,333	2,271,642
Danaher Corp.	19,072	1,770,263
Darden Restaurants, Inc.	3,811	365,932
DaVita, Inc.*	4,614	333,361
Deere & Co.	9,863	1,543,658
Delta Air Lines, Inc.	20,161	1,129,016
DENTSPLY SIRONA, Inc.	7,057	464,562
Devon Energy Corp.	16,220	671,508
Digital Realty Trust, Inc. (REIT)	6,297	717,228
Discover Financial Services	11,130	856,120
Discovery Communications, Inc., Class A(x)*	4,925	110,221
Discovery Communications, Inc., Class C*	6,021	127,465
DISH Network Corp., Class A*	7,183	342,988
Dollar General Corp.	8,022	746,126
Dollar Tree, Inc.*	7,378	791,733
Dominion Energy, Inc.	20,044	1,624,767
Dover Corp.	4,881	492,932
DowDuPont, Inc.	72,427	5,158,251
DR Horton, Inc.	10,592	540,933
Dr Pepper Snapple Group, Inc.	5,451	529,074
DTE Energy Co.	5,602	613,195
Duke Energy Corp.	21,803	1,833,850
Duke Realty Corp. (REIT)	10,928	297,351
DXC Technology Co.	8,771	832,368
E*TRADE Financial Corp.*	8,154	404,194

Eastman Chemical Co.	4,361	404,003
Eaton Corp. plc	13,685	1,081,252
eBay, Inc.*	30,065	1,134,653
Ecolab, Inc.	8,037	1,078,405
Edison International	10,028	634,171
Edwards Lifesciences Corp.*	6,669	751,663
Electronic Arts, Inc.*	9,506	998,700
Eli Lilly & Co.	30,103	2,542,499
Emerson Electric Co.	20,031	1,395,960
Entergy Corp.	5,425	441,541
Envision Healthcare Corp.*	3,888	134,369
EOG Resources, Inc.	17,874	1,928,783
EQT Corp.	7,615	433,446
Equifax, Inc.	21,064	2,483,867
Equinix, Inc. (REIT)	2,421	1,097,246
Equity Residential (REIT)	11,577	738,265
Essex Property Trust, Inc. (REIT)	2,087	503,739
Estee Lauder Cos., Inc. (The), Class A	6,910	879,228
Everest Re Group Ltd.	1,302	288,081
Eversource Energy	9,906	625,861
Exelon Corp.	29,583	1,165,866
Expedia, Inc.	3,862	462,552
Expeditors International of Washington, Inc.	5,526	357,477
Express Scripts Holding Co.*	17,484	1,305,006
Extra Space Storage, Inc. (REIT)	3,926	343,329
Exxon Mobil Corp.	131,074	10,963,029
F5 Networks, Inc.*	1,850	242,757
Facebook, Inc., Class A*	123,373	21,770,400
Fastenal Co.	8,695	475,530
Federal Realty Investment Trust (REIT)	2,151	285,674
FedEx Corp.	7,605	1,897,752
Fidelity National Information Services, Inc.	10,262	965,552
Fifth Third Bancorp	21,837	662,535
FirstEnergy Corp.	13,885	425,159
Fiserv, Inc.*	6,434	843,690
FLIR Systems, Inc.	4,165	194,172
Flowserve Corp.	3,732	157,229
Fluor Corp.	4,548	234,904
FMC Corp.	4,129	390,851
FNF Group	73,042	2,866,168
Foot Locker, Inc.	3,539	165,908
Ford Motor Co.	120,288	1,502,397
Fortive Corp.	9,385	679,005
Fortune Brands Home & Security, Inc.	4,720	323,037
Franklin Resources, Inc.	9,975	432,217
Freeport-McMoRan, Inc.*	41,408	785,096
Gap, Inc. (The)	6,600	224,796
Garmin Ltd.	3,424	203,968
Gartner, Inc.*	2,838	349,500
General Dynamics Corp.	8,577	1,744,991
General Electric Co.	268,441	4,684,295
General Mills, Inc.	17,402	1,031,765
General Motors Co.	39,557	1,621,441
Genuine Parts Co.	4,503	427,830

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA GLOBAL EQUITY MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

	Number of Shares	Value (Note 1)

GGP, Inc. (REIT)	19,023	$444,948
Gilead Sciences, Inc.	82,545	5,913,524
Global Payments, Inc.	4,923	493,482
Goldman Sachs Group, Inc. (The)	32,711	8,333,454
Goodyear Tire & Rubber Co. (The)	7,645	247,010
H&R Block, Inc.	6,077	159,339
Halliburton Co.	27,207	1,329,606
Hanesbrands, Inc. (x)	10,663	222,963
Harley-Davidson, Inc.(x)	5,052	257,046
Harris Corp.	3,641	515,748
Hartford Financial Services Group, Inc. (The)	10,939	615,647
Hasbro, Inc.	3,394	308,481
HCA Healthcare, Inc.*	8,726	766,492
HCP, Inc. (REIT)	14,022	365,694
Helmerich & Payne, Inc. (x)	3,538	228,696
Henry Schein, Inc.*	4,706	328,855
Hershey Co. (The)	4,246	481,963
Hess Corp.	8,344	396,090
Hewlett Packard Enterprise Co.	49,357	708,767
Hilton Worldwide Holdings, Inc.	6,335	505,913
Hologic, Inc.*	8,634	369,103
Home Depot, Inc. (The)	36,150	6,851,509
Honeywell International, Inc.	23,655	3,627,731
Hormel Foods Corp.	8,673	315,610
Host Hotels & Resorts, Inc. (REIT)	23,447	465,423
HP, Inc.	51,423	1,080,397
Humana, Inc.	4,447	1,103,167
Huntington Bancshares, Inc.	33,121	482,242
IDEXX Laboratories, Inc.*	2,717	424,884
IHS Markit Ltd.*	11,537	520,896
Illinois Tool Works, Inc.	9,556	1,594,419
Illumina, Inc.*	4,503	983,860
Incyte Corp.*	5,537	524,409
Ingersoll-Rand plc	7,805	696,128
Intel Corp.	144,873	6,687,338
Intercontinental Exchange, Inc.	18,164	1,281,652
International Business Machines Corp.	26,573	4,076,830
International Flavors & Fragrances, Inc.	2,415	368,553
International Game Technology plc	112,532	2,983,223
International Paper Co.	12,737	737,982
Interpublic Group of Cos., Inc. (The)	11,923	240,368
Intuit, Inc.	54,272	8,563,036
Intuitive Surgical, Inc.*	3,456	1,261,233
Invesco Ltd.	12,965	473,741
Ionis Pharmaceuticals, Inc. (x)*	46,430	2,335,429
IQVIA Holdings, Inc.*	4,397	430,466
Iron Mountain, Inc. (REIT)	8,392	316,630
Jacobs Engineering Group, Inc.	3,531	232,905
JB Hunt Transport Services, Inc.	2,620	301,248
JM Smucker Co. (The)	3,530	438,567
Johnson & Johnson	83,126	11,614,365
Johnson Controls International plc	28,679	1,092,957

JPMorgan Chase & Co.	107,387	11,483,966
Juniper Networks, Inc.	11,153	317,860
Kansas City Southern	3,256	342,596
Kellogg Co.	7,847	533,439
KeyCorp	33,482	675,332
Kimberly-Clark Corp.	10,860	1,310,368
Kimco Realty Corp. (REIT)	13,546	245,860
Kinder Morgan, Inc.	60,116	1,086,296
KLA-Tencor Corp.	4,949	519,991
Kohl’s Corp.	5,466	296,421
Kraft Heinz Co. (The)	18,600	1,446,336
Kroger Co. (The)	27,311	749,687
L Brands, Inc.	7,638	459,960
L3 Technologies, Inc.	2,405	475,829
Laboratory Corp. of America Holdings*	3,240	516,812
Lam Research Corp.	5,015	923,111
Leggett & Platt, Inc. (x)	3,943	188,199
Lennar Corp., Class A	6,173	390,381
Leucadia National Corp.	9,953	263,655
Lincoln National Corp.	6,764	519,949
LKQ Corp.*	9,317	378,922
Lockheed Martin Corp.	7,718	2,477,864
Loews Corp.	8,739	437,212
Lowe’s Cos., Inc.	25,749	2,393,112
Loxo Oncology, Inc. (x)*	18,310	1,541,336
LyondellBasell Industries NV, Class A	10,016	1,104,965
M&T Bank Corp.	4,636	792,710
Macerich Co. (The) (REIT)	3,274	215,036
MacroGenics, Inc.*	68,380	1,299,220
Macy’s, Inc.	9,963	250,968
Marathon Oil Corp.	26,427	447,409
Marathon Petroleum Corp.	15,108	996,826
Marriott International, Inc., Class A	9,452	1,282,920
Marsh & McLennan Cos., Inc.	15,794	1,285,474
Martin Marietta Materials, Inc.	1,929	426,386
Masco Corp.	9,803	430,744
Mastercard, Inc., Class A	28,640	4,334,950
Mattel, Inc. (x)	10,728	164,997
Maxim Integrated Products, Inc.	139,581	7,297,295
McCormick & Co., Inc. (Non-Voting) (x)	3,781	385,322
McDonald’s Corp.	24,671	4,246,373
McKesson Corp.	6,476	1,009,932
Medtronic plc	42,014	3,392,631
Merck & Co., Inc.	84,636	4,762,468
MetLife, Inc.	32,377	1,636,981
Mettler-Toledo International, Inc.*	770	477,030
MGM Resorts International	15,832	528,630
Michael Kors Holdings Ltd.*	4,625	291,144
Microchip Technology, Inc. (x)	7,262	638,185
Micron Technology, Inc.*	35,690	1,467,573
Microsoft Corp.	238,638	20,413,095
Mid-America Apartment Communities, Inc. (REIT)	3,386	340,496
Mohawk Industries, Inc.*	1,940	535,246
Molson Coors Brewing Co., Class B	5,653	463,942

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA GLOBAL EQUITY MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

	Number of Shares	Value (Note 1)

Mondelez International, Inc., Class A	45,986	$1,968,201
Monsanto Co.	13,551	1,582,486
Monster Beverage Corp.*	12,804	810,365
Moody’s Corp.	5,221	770,672
Morgan Stanley	43,086	2,260,722
Mosaic Co. (The)	11,348	291,190
Motorola Solutions, Inc.	5,056	456,759
Mylan NV*	16,504	698,284
Nasdaq, Inc.	3,551	272,823
National Oilwell Varco, Inc.	11,911	429,034
Navient Corp.	8,430	112,288
NetApp, Inc.	8,297	458,990
Netflix, Inc.*	13,430	2,578,023
Newell Brands, Inc.	66,410	2,052,069
Newfield Exploration Co.*	5,931	187,004
Newmont Mining Corp.	16,384	614,728
News Corp., Class A	11,542	187,096
News Corp., Class B	3,985	66,151
NextEra Energy, Inc.	14,604	2,280,999
Nielsen Holdings plc	10,068	366,475
NIKE, Inc., Class B	40,847	2,554,980
NiSource, Inc.	10,786	276,877
Noble Energy, Inc.	15,457	450,417
Nordstrom, Inc.	3,360	159,197
Norfolk Southern Corp.	8,895	1,288,885
Northern Trust Corp.	6,623	661,571
Northrop Grumman Corp.	5,367	1,647,186
Norwegian Cruise Line Holdings Ltd.*	5,255	279,829
NRG Energy, Inc.	9,212	262,358
Nucor Corp.	9,893	628,997
NVIDIA Corp.	18,749	3,627,931
Occidental Petroleum Corp.	23,873	1,758,485
Omnicom Group, Inc.(x)	7,075	515,272
ONEOK, Inc.	12,003	641,560
Oracle Corp.	94,270	4,457,086
O’Reilly Automotive, Inc.*	2,611	628,050
PACCAR, Inc.	10,936	777,331
Packaging Corp. of America	2,908	350,559
Parker-Hannifin Corp.	4,192	836,639
Patterson Cos., Inc.	2,882	104,127
Paychex, Inc.	9,948	677,260
PayPal Holdings, Inc.*	98,448	7,247,742
People’s United Financial, Inc.	10,585	197,939
PepsiCo, Inc.	44,049	5,282,356
PerkinElmer, Inc.	3,235	236,543
Perrigo Co. plc	3,973	346,287
Pfizer, Inc.	184,506	6,682,807
PG&E Corp.	15,790	707,866
Philip Morris International, Inc.	48,079	5,079,546
Phillips 66	13,396	1,355,005
Pinnacle West Capital Corp.	3,301	281,179
Pioneer Natural Resources Co.	5,247	906,944
PNC Financial Services Group, Inc. (The)‡	14,634	2,111,540
PPG Industries, Inc.	7,912	924,280
PPL Corp.	20,982	649,393
Praxair, Inc.	8,832	1,366,134
Priceline Group, Inc. (The)*	1,500	2,606,610
Principal Financial Group, Inc.	8,307	586,142

Procter & Gamble Co. (The)	78,883	7,247,770
Progressive Corp. (The)	17,980	1,012,634
Prologis, Inc. (REIT)	16,412	1,058,738
Prudential Financial, Inc.	13,020	1,497,040
Public Service Enterprise Group, Inc.	15,557	801,185
Public Storage (REIT)	4,605	962,445
PulteGroup, Inc.	8,342	277,371
PVH Corp.	2,353	322,855
QIAGEN NV*	9,956	312,858
Qorvo, Inc.*	3,978	264,935
QUALCOMM, Inc.	45,544	2,915,727
Quanta Services, Inc.*	4,693	183,543
Quest Diagnostics, Inc.	4,242	417,795
Ralph Lauren Corp.	1,833	190,064
Range Resources Corp.	6,202	105,806
Raymond James Financial, Inc.	3,829	341,930
Raytheon Co.	8,953	1,681,821
Realty Income Corp. (REIT)	8,855	504,912
Red Hat, Inc.*	5,565	668,356
Regency Centers Corp. (REIT)(x)	4,514	312,279
Regeneron Pharmaceuticals, Inc.*	2,415	907,943
Regions Financial Corp.	35,426	612,161
Republic Services, Inc.	7,078	478,544
ResMed, Inc.	4,384	371,281
Robert Half International, Inc.	3,828	212,607
Rockwell Automation, Inc.	4,025	790,309
Rockwell Collins, Inc.	5,073	688,000
Roper Technologies, Inc.	3,205	830,095
Ross Stores, Inc.	11,990	962,197
Royal Caribbean Cruises Ltd.	5,195	619,660
S&P Global, Inc.	60,221	10,201,437
Sage Therapeutics, Inc.*	24,130	3,974,452
salesforce.com, Inc.*	21,264	2,173,819
Samsonite International SA	1,034,400	4,753,062
SBA Communications Corp. (REIT)*	3,586	585,809
SCANA Corp.	4,154	165,246
Schlumberger Ltd.	42,817	2,885,438
Scripps Networks Interactive, Inc., Class A	2,825	241,199
Seagate Technology plc(x)	9,089	380,284
Sealed Air Corp.	5,817	286,778
Sempra Energy	7,716	824,995
Sherwin-Williams Co. (The)	2,578	1,057,083
Shire plc	73,820	3,887,055
Signet Jewelers Ltd.(x)	1,776	100,433
Simon Property Group, Inc. (REIT)	9,687	1,663,645
Skyworks Solutions, Inc.	5,802	550,900
SL Green Realty Corp. (REIT)	3,172	320,150
Snap-on, Inc.	1,741	303,456
Southern Co. (The)	31,163	1,498,629
Southwest Airlines Co.	17,003	1,112,846
Stanley Black & Decker, Inc.	4,775	810,270
Starbucks Corp.	44,042	2,529,332
State Street Corp.	11,533	1,125,736
Stericycle, Inc.*	2,552	173,510
Stryker Corp.	9,924	1,536,632

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA GLOBAL EQUITY MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

	Number of Shares	Value (Note 1)

SunTrust Banks, Inc.	14,800	$955,932
Symantec Corp.	19,361	543,270
Synchrony Financial	22,479	867,914
Synopsys, Inc.*	4,787	408,044
Sysco Corp.	14,918	905,970
T. Rowe Price Group, Inc.	7,590	796,419
Tapestry, Inc.	9,086	401,874
Target Corp.	16,797	1,096,004
TE Connectivity Ltd.	10,900	1,035,936
Texas Instruments, Inc.	30,544	3,190,015
Textron, Inc.	8,183	463,076
Thermo Fisher Scientific, Inc.	12,450	2,364,006
Tiffany & Co.	48,609	5,052,906
Time Warner, Inc.	24,183	2,212,019
TJX Cos., Inc. (The)	19,817	1,515,208
Torchmark Corp.	3,290	298,436
Total System Services, Inc.	5,249	415,143
Tractor Supply Co.	3,953	295,487
TransDigm Group, Inc.	1,511	414,951
Travelers Cos., Inc. (The)	8,498	1,152,669
TripAdvisor, Inc. (x)*	3,310	114,063
Twenty-First Century Fox, Inc., Class A	32,523	1,123,019
Twenty-First Century Fox, Inc., Class B	13,592	463,759
Tyson Foods, Inc., Class A	9,209	746,574
UDR, Inc. (REIT)	8,387	323,067
Ulta Beauty, Inc.*	1,791	400,575
Under Armour, Inc., Class A (x)*	5,968	86,118
Under Armour, Inc., Class C (x)*	5,929	78,975
Union Pacific Corp.	24,358	3,266,408
United Continental Holdings, Inc.*	7,880	531,112
United Parcel Service, Inc., Class B	52,646	6,272,771
United Rentals, Inc.*	2,617	449,888
United Technologies Corp.	23,059	2,941,637
UnitedHealth Group, Inc.	29,974	6,608,068
Universal Health Services, Inc., Class B	2,741	310,692
Unum Group	6,829	374,844
US Bancorp	48,578	2,602,809
Valero Energy Corp.	13,406	1,232,145
Varian Medical Systems, Inc.*	2,827	314,221
Ventas, Inc. (REIT)	10,970	658,310
VeriSign, Inc. (x)*	2,604	298,002
Verisk Analytics, Inc.*	4,941	474,336
Verizon Communications, Inc.	126,235	6,681,619
Vertex Pharmaceuticals, Inc.*	7,919	1,186,741
VF Corp.	10,076	745,624
Viacom, Inc., Class B	10,777	332,039
Visa, Inc., Class A	56,131	6,400,057
Vornado Realty Trust (REIT)	5,244	409,976
Vulcan Materials Co.	4,070	522,466
Walgreens Boots Alliance, Inc.	26,759	1,943,239
Wal-Mart Stores, Inc.	45,385	4,481,769
Walt Disney Co. (The)	94,619	10,172,489
Waste Management, Inc.	12,234	1,055,794
Waters Corp.*	2,431	469,645

WEC Energy Group, Inc.	9,885	656,661
Wells Fargo & Co.	137,132	8,319,798
Welltower, Inc. (REIT)	11,665	743,877
Western Digital Corp.	9,241	734,937
Western Union Co. (The)	14,008	266,292
WestRock Co.	7,824	494,555
Weyerhaeuser Co. (REIT)	23,313	822,016
Whirlpool Corp.	2,211	372,863
Williams Cos., Inc. (The)	25,407	774,659
Willis Towers Watson plc	4,127	621,898
WW Grainger, Inc.	1,596	377,055
Wyndham Worldwide Corp.	3,107	360,008
Wynn Resorts Ltd.	2,560	431,590
Xcel Energy, Inc.	15,653	753,066
Xerox Corp.	6,470	188,601
Xilinx, Inc.	7,758	523,044
Xylem, Inc.	5,475	373,395
Yum Brands, Inc.	10,362	845,643
Zimmer Biomet Holdings, Inc.	38,485	4,643,985
Zions Bancorp	6,159	313,062
Zoetis, Inc.	15,113	1,088,741

		883,078,475

Total Common Stocks (91.2%) (Cost $1,167,595,320)		2,145,919,075

PREFERRED STOCK:
India (0.0%)
Zee Entertainment Enterprises Ltd., 6.000% (Cost $—)	938,188	147,723

	Number of Rights	Value (Note 1)
RIGHTS:
Spain (0.0%)
Repsol SA, expiring 1/5/18 (x)* (Cost $26,065)	57,612	26,199

	Number of Shares	Value (Note 1)
SHORT-TERM INVESTMENTS:
Investment Company (0.4%)
JPMorgan Prime Money Market Fund, IM Shares	9,216,624	9,217,545

	Principal Amount	Value (Note 1)
Repurchase Agreements (0.8%)
Bank of Nova Scotia (The), 1.39%, dated 12/29/17, due 1/2/18, repurchase price $500,077, collateralized by various U.S. Government Treasury Securities, ranging from 0.000%-3.750%, maturing 1/11/18-2/15/47; total market value $510,419. (xx)	$500,000	500,000

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA GLOBAL EQUITY MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

	Principal Amount	Value (Note 1)

Citigroup Global Markets Ltd., 1.40%, dated 12/29/17, due 1/2/18, repurchase price $800,124, collateralized by various Foreign Government Agency Securities, ranging from 1.625%-2.500%, maturing 3/16/21-7/29/25, U.S. Government Treasury Securities, ranging from 0.875%-7.250%, maturing from 8/15/20-2/15/47; total market value $816,000. (xx)	$800,000	$800,000
Citigroup Global Markets, Inc., 1.60%, dated 12/29/17, due 1/2/18, repurchase price $1,500,267, collateralized by various Common Stocks; total market value $1,650,001. (xx)	1,500,000	1,500,000
Deutsche Bank AG, 1.81%, dated 12/29/17, due 1/2/18, repurchase price $1,300,261, collateralized by various Common Stocks, U.S. Government Treasury Securities, ranging from 1.875%-2.250%, maturing 4/30/22-8/15/46; total market value $1,445,888. (xx)	1,300,000	1,300,000
Deutsche Bank AG, 1.81%, dated 12/29/17, due 1/2/18, repurchase price $800,161, collateralized by various Common Stocks, U.S. Government Treasury Securities, ranging from 1.875%-2.250%, maturing 4/30/22-8/15/46; total market value $889,777. (xx)	800,000	800,000
Deutsche Bank AG, 1.81%, dated 12/29/17, due 1/2/18, repurchase price $500,101, collateralized by various Common Stocks, U.S. Government Treasury Securities, ranging from 1.875%-2.250%, maturing 4/30/22-8/15/46; total market value $556,111. (xx)	500,000	500,000
Deutsche Bank AG, 1.81%, dated 12/29/17, due 1/2/18, repurchase price $500,101, collateralized by various Common Stocks, U.S. Government Treasury Securities, ranging from 1.875%-2.250%, maturing 4/30/22-8/15/46; total market value $556,111. (xx)	500,000	500,000
Deutsche Bank AG, 1.55%, dated 12/29/17, due 1/2/18, repurchase price $900,155, collateralized by various Corporate Bonds, ranging from 1.750%-1.875%, maturing 9/5/19-4/14/22, Foreign Government Agency Securities, ranging from 1.875%-2.000%, maturing 3/15/19-5/2/25; total market value $918,001. (xx)	900,000	900,000

Macquarie Bank Ltd., 1.42%, dated 12/29/17, due 1/2/18, repurchase price $5,500,868, collateralized by various U.S. Government Treasury Securities, ranging from 0.000%-3.750%, maturing 1/4/18-11/15/47; total market value $5,612,476. (xx)	5,500,000	5,500,000
NBC Global Finance Ltd., 1.59%, dated 12/29/17, due 1/2/18, repurchase price $900,159, collateralized by various Common Stocks; total market value $1,001,184. (xx)	900,000	900,000
NBC Global Finance Ltd., 1.59%, dated 12/29/17, due 1/2/18, repurchase price $1,000,177, collateralized by various Common Stocks; total market value $1,112,427. (xx)	1,000,000	1,000,000
NBC Global Finance Ltd., 1.59%, dated 12/29/17, due 1/2/18, repurchase price $900,159, collateralized by various Common Stocks; total market value $1,001,184. (xx)	900,000	900,000
RBS Securities, Inc., 1.37%, dated 12/29/17, due 1/2/18, repurchase price $352,792, collateralized by various U.S. Government Treasury Securities, ranging from 1.750%-1.875%, maturing 2/28/22-9/30/22; total market value $359,796. (xx)	352,739	352,739
Societe Generale SA, 1.32%, dated 12/29/17, due 1/5/18, repurchase price $3,000,770, collateralized by various U.S. Government Treasury Securities, ranging from 0.000%-3.000%, maturing 11/15/21-11/15/46; total market value $3,060,001. (xx)	3,000,000	3,000,000

Total Repurchase Agreements		18,452,739

Total Short-Term Investments (1.2%) (Cost $27,671,206)		27,670,284

Total Investments in Securities (92.4%) (Cost $1,195,292,591)		2,173,763,281
Other Assets Less Liabilities (7.6%)		179,455,153

Net Assets (100%)		$2,353,218,434

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA GLOBAL EQUITY MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

*	Non-income producing.
‡	All, or a portion, of the security is an affiliated company as defined under the Investment Company Act of 1940.
(m)	Regulation S is an exemption for securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. Resale restrictions may apply for purposes of the Securities Act of 1933. At December 31, 2017, the market value of these securities amounted to $10,491,213 or 0.4% of net assets.
(q)	Preference Shares are a special type of equity investment that shares in the earnings of the company, has limited voting rights, and receives a greater dividend than applicable Common Shares.
(r)	Value determined using significant unobservable inputs.
(x)	All or a portion of security is on loan at December 31, 2017.
(xx)	At December 31, 2017, the Portfolio had loaned securities with a total value of $18,645,482. This was secured by cash collateral of $18,452,739 which was subsequently invested in joint repurchase agreements with a total value of $18,452,739, as detailed in the Notes to the Financial Statements, for which the Portfolio has a proportionate interest as reported in the Portfolio of Investments as Repurchase Agreements, and $895,653 collateralized by various U.S. Government Treasury Securities, ranging from 0.000% – 5.500%, maturing 1/4/18 – 11/15/46.

Glossary:

ADR	—	American Depositary Receipt
AUD	—	Australian Dollar
CHDI	—	Clearing House Electronic Subregister System (CHESS) Depository Interest
CVA	—	Dutch Certification
EUR	—	European Currency Unit
FDR	—	Finnish Depositary Receipt
GBP	—	British Pound
GDR	—	Global Depositary Receipt
JPY	—	Japanese Yen
REIT	—	Real Estate Investment Trust
RNC	—	Risparmio Non-Convertible Savings Shares
SDR	—	Swedish Depositary Receipt
USD	—	United States Dollar
ZAR	—	South African Rand

Sector Weightings as of December 31, 2017	Market Value	% of Net Assets
Financials	$432,910,776	18.4%
Information Technology	405,783,816	17.2
Consumer Discretionary	295,588,371	12.6
Industrials	247,154,088	10.5
Health Care	238,965,070	10.2
Consumer Staples	180,712,244	7.7
Energy	98,083,472	4.2
Materials	92,292,062	3.9
Real Estate	59,157,546	2.5
Telecommunication Services	49,866,997	2.1
Utilities	45,578,555	1.9
Repurchase Agreements	18,452,739	0.8
Investment Company	9,217,545	0.4
Cash and Other	179,455,153	7.6

		100.0%

Investments in companies which were affiliates for the year ended December 31, 2017, were as follows:

Security Description	Shares at December 31, 2017	Market Value December 31, 2016 ($)	Purchases at Cost ($)	Proceeds from Sales ($)	Net Realized Gain (Loss) ($)	Change in Unrealized Appreciation/ (Depreciation) ($)	Market Value December 31, 2017 ($)	Dividend/ Interest Income ($)	Capital Gain Distributions ($)
AXA SA	91,442	2,406,672	117,235	(243,462)	34,475	398,922	2,713,842	106,282	—
BlackRock, Inc.	3,830	1,616,914	36,442	(208,206)	86,945	435,414	1,967,509	39,425	—
PNC Financial Services Group, Inc. (The)	14,634	1,987,852	—	(299,001)	204,361	218,328	2,111,540	41,565	—

Total		6,011,438	153,677	(750,669)	325,781	1,052,664	6,792,891	187,272	—

Futures contracts outstanding as of December 31, 2017 (Note 1):

Description	Number of Contracts	Expiration Date	Trading Currency	Notional Amount ($)	Value and Unrealized Appreciation (Depreciation) ($)
Long Contracts
EURO STOXX 50 Index	922	3/2018	EUR	38,641,721	(877,041)
FTSE 100 Index	248	3/2018	GBP	25,574,864	740,936

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA GLOBAL EQUITY MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

Description	Number of Contracts	Expiration Date	Trading Currency	Notional Amount ($)	Value and Unrealized Appreciation (Depreciation) ($)
S&P 500 E-Mini Index	762	3/2018	USD	101,955,601	1,056,713
SPI 200 Index	86	3/2018	AUD	10,098,775	48,995
TOPIX Index	147	3/2018	JPY	23,705,258	491,443

					1,461,046

Forward foreign currency contracts outstanding as of December 31, 2017 (Note 1):

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation) ($)
USD	223,283	JPY	25,147,721	HSBC Bank plc	1/5/2018	72
AUD	1,268,635	USD	952,415	HSBC Bank plc	3/16/2018	37,303
EUR	604,797	USD	718,284	Citibank NA	3/16/2018	10,523
EUR	3,163,756	USD	3,742,072	HSBC Bank plc	3/16/2018	70,390
GBP	1,569,923	USD	2,107,459	HSBC Bank plc	3/16/2018	17,225
JPY	262,437,644	USD	2,324,467	HSBC Bank plc	3/16/2018	13,172

Total unrealized appreciation						148,685

USD	109,333	ZAR	1,354,687	Citibank NA	1/4/2018	(142)
JPY	37,767,467	USD	338,676	Citibank NA	3/16/2018	(2,266)
USD	905,713	EUR	764,268	Citibank NA	3/16/2018	(15,262)
USD	552,894	JPY	62,141,744	Citibank NA	3/16/2018	(629)

Total unrealized depreciation						(18,299)

Net unrealized appreciation						130,386

Foreign cash on the statement of assets and liabilities is maintained at JPMorgan or its affiliates and is comprised of the following (in USD): AUD 8,941,565, BRL 23, CHF 8,226, DKK 16,893, EUR 35,110,215, GBP 22,404,981, HKD 63,860, HUF 25, ILS 10,736, INR 38, JPY 22,207,929, KRW 3, MXN 1, NOK 12,914, NZD 11,209, PHP 4,672, SEK 42,531, SGD 21,346, and TRY 22.

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2017:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)		Total
Assets:
Common Stocks
Consumer Discretionary	$124,359,386	$171,081,262	$—	(a)	$295,440,648
Consumer Staples	72,451,629	108,260,615	—		180,712,244
Energy	51,616,675	46,440,598	—		98,057,273
Financials	172,628,660	258,582,220	1,699,896		432,910,776
Health Care	148,804,990	90,160,080	—		238,965,070
Industrials	87,599,275	159,549,649	5,164		247,154,088
Information Technology	252,578,952	153,204,864	—		405,783,816
Materials	24,780,327	67,511,735	—		92,292,062

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA GLOBAL EQUITY MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Real Estate	$20,809,121	$38,348,425	$—	$59,157,546
Telecommunication Services	14,553,348	35,313,649	—	49,866,997
Utilities	20,742,246	24,836,309	—	45,578,555
Forward Currency Contracts	—	148,685	—	148,685
Futures	2,338,087	—	—	2,338,087
Preferred Stocks
Consumer Discretionary	—	147,723	—	147,723
Rights
Energy	—	26,199	—	26,199
Short-Term Investments
Investment Company	9,217,545	—	—	9,217,545
Repurchase Agreements	—	18,452,739	—	18,452,739

Total Assets	$1,002,480,241	$1,172,064,752	$1,705,060	$2,176,250,053

Liabilities:
Forward Currency Contracts	$—	$(18,299)	$—	$(18,299)
Futures	(877,041)	—	—	(877,041)

Total Liabilities	$(877,041)	$(18,299)	$—	$(895,340)

Total	$1,001,603,200	$1,172,046,453	$1,705,060	$2,175,354,713

(a) Value is zero.

There were no transfers between Levels 1, 2 or 3 during the year ended December 31, 2017.

Fair Values of Derivative Instruments as of December 31, 2017:

	Statement of Assets and Liabilities
Derivatives Not Accounted for as Hedging Instrument^	Asset Derivatives	Fair Value
Foreign exchange contracts	Receivables	$148,685
Equity contracts	Receivables, Net assets – Unrealized appreciation	2,338,087	*

Total		$2,486,772

	Liability Derivatives
Foreign exchange contracts	Payables	$(18,299)
Equity contracts	Payables, Net assets – Unrealized depreciation	(877,041	)*

Total		$(895,340)

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Portfolio of Investments. Only variation margin is reported within the Statement of Assets & Liabilities.

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA GLOBAL EQUITY MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2017:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instrument^	Futures	Forward Foreign Currency Contracts	Total
Foreign exchange contracts	$—	$130,375	$130,375
Equity contracts	33,622,819	—	33,622,819

Total	$33,622,819	$130,375	$33,753,194

Amount of Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instrument^	Futures	Forward Foreign Currency Contracts	Total
Foreign exchange contracts	$—	$152,461	$152,461
Equity contracts	(1,430,535)	—	(1,430,535)

Total	$(1,430,535)	$152,461	$(1,278,074)

^ The Portfolio held forward foreign currency contracts and futures contracts as a substitute for investing in conventional securities, hedging and in an attempt to enhance returns.

The Portfolio held forward foreign currency contracts with an average settlement value of approximately $12,731,000 and futures contracts with an average notional balance of approximately $206,532,000 during the year ended December 31, 2017.

The following table presents the Portfolio’s gross derivative assets and liabilities by counterparty net of amounts available for offset under netting arrangements and any related collateral received or pledged by the Portfolio as of December 31, 2017:

Counterparty	Gross Amount of Derivative Assets Presented in the Statement of Assets and Liabilities (a)	Derivatives Available for Offset	Collateral Received	Net Amount Due from Counterparty
Citibank NA	$10,523	$(10,523)	$—	$—
HSBC Bank plc	138,162	—	—	138,162

Total	$148,685	$(10,523)	$—	$138,162

Counterparty	Gross Amount of Derivative Liabilities Presented in the Statement of Assets and Liabilities (a)	Derivatives Available for Offset	Collateral Pledged	Net Amount Due to Counterparty
Citibank NA	$18,299	$(10,523)	$—	$7,776

Total	$18,299	$(10,523)	$—	$7,776

(a)	For financial reporting purposes the Portfolio does not offset derivative assets and derivative liabilities subject to master netting arrangements in the Statement of Assets and Liabilities.

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA GLOBAL EQUITY MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

Investment security transactions for the year ended December 31, 2017 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities (affiliated 10%)*	$213,581,121
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities (affiliated 3%)*	$405,366,426

* During the year ended December 31, 2017, the Portfolio engaged in purchases and sales of securities pursuant to Rule 17a-7 of the 1940 Act (amount is percentage of total Purchases and/or Sales).

As of December 31, 2017, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments in securities and derivative instruments, if applicable, for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$1,023,063,885
Aggregate gross unrealized depreciation	(53,223,524)

Net unrealized appreciation	$969,840,361

Federal income tax cost of investments in securities and derivative instruments, if applicable	$1,205,514,352

For the year ended December 31, 2017, the Portfolio incurred approximately $15,972 as brokerage commissions with Morgan Stanley &

Co., Inc. and $2,926 as brokerage commissions with Sanford C. Bernstein & Co., affiliated broker/dealers.

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA GLOBAL EQUITY MANAGED VOLATILITY PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2017

ASSETS
Investments in Securities, at value (x):
Affiliated Issuers (Cost $3,517,232)	$6,792,891
Unaffiliated Issuers (Cost $1,173,322,620)	2,148,517,651
Repurchase Agreements (Cost $18,452,739)	18,452,739
Cash	99,311,509
Foreign cash (Cost $88,269,983)	88,857,189
Cash held as collateral at broker	8,382,668
Dividends, interest and other receivables	3,183,724
Receivable for securities sold	1,477,204
Unrealized appreciation on forward foreign currency contracts	148,685
Due from Custodian	131,484
Securities lending income receivable	21,513
Other assets	114,516

Total assets	2,375,391,773

LIABILITIES
Payable for return of collateral on securities loaned	18,452,739
Investment management fees payable	1,443,950
Payable for securities purchased	710,076
Due to broker for futures variation margin	442,152
Distribution fees payable – Class IB	329,017
Payable to Separate Accounts for Portfolio shares redeemed	242,856
Administrative fees payable	241,745
Unrealized depreciation on forward foreign currency contracts	18,299
Distribution fees payable – Class IA	9,069
Trustees’ fees payable	4,456
Accrued expenses	278,980

Total liabilities	22,173,339

NET ASSETS	$2,353,218,434

Net assets were comprised of:
Paid in capital	$1,450,811,303
Accumulated undistributed net investment income (loss)	(6,642,473)
Accumulated undistributed net realized gain (loss)	(71,639,759)
Net unrealized appreciation (depreciation)	980,689,363

Net assets	$2,353,218,434

Class IA
Net asset value, offering and redemption price per share, $43,029,242 / 2,298,426 shares outstanding (unlimited amount authorized: $0.01 par value)	$18.72

Class IB
Net asset value, offering and redemption price per share, $1,556,409,045 / 83,328,602 shares outstanding (unlimited amount authorized: $0.01 par value)	$18.68

Class K
Net asset value, offering and redemption price per share, $753,780,147 / 40,260,714 shares outstanding (unlimited amount authorized: $0.01 par value)	$18.72

(x)	Includes value of securities on loan of $18,645,482.

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2017

INVESTMENT INCOME
Dividends ($187,272 of dividend income received from affiliates) (net of $2,663,857 foreign withholding tax)	$46,487,116
Interest	95,567
Securities lending (net)	298,764

Total income	46,881,447

EXPENSES
Investment management fees	16,315,734
Distribution fees – Class IB	3,715,011
Administrative fees	2,795,305
Custodian fees	821,500
Printing and mailing expenses	192,095
Professional fees	165,396
Distribution fees – Class IA	101,866
Trustees’ fees	52,458
Miscellaneous	170,097

Gross expenses	24,329,462
Less: Waiver from investment manager	(80,857)

Net expenses	24,248,605

NET INVESTMENT INCOME (LOSS)	22,632,842

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Investments in securities ($325,781 of realized gain (loss) from affiliates)	105,811,226
Futures contracts	33,622,819
Forward foreign currency contracts	130,375
Foreign currency transactions	588,470

Net realized gain (loss)	140,152,890

Change in unrealized appreciation (depreciation) on:
Investments in securities ($1,052,664 of change in unrealized appreciation (depreciation) from affiliates)	354,012,979
Futures contracts	(1,430,535)
Forward foreign currency contracts	152,461
Foreign currency translations	8,316,027

Net change in unrealized appreciation (depreciation)	361,050,932

NET REALIZED AND UNREALIZED GAIN (LOSS)	501,203,822

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$523,836,664

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA GLOBAL EQUITY MANAGED VOLATILITY PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2017	2016
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$22,632,842	$25,713,359
Net realized gain (loss)	140,152,890	18,142,386
Net change in unrealized appreciation (depreciation)	361,050,932	57,821,431

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	523,836,664	101,677,176

DIVIDENDS:
Dividends from net investment income
Class IA	(436,320)	(344,462)
Class IB	(15,883,924)	(12,668,893)
Class K	(9,316,042)	(7,965,837)

TOTAL DIVIDENDS	(25,636,286)	(20,979,192)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 62,567 and 79,469 shares, respectively ]	1,051,798	1,145,549
Capital shares issued in reinvestment of dividends [ 23,648 and 22,948 shares, respectively ]	436,320	344,462
Capital shares repurchased [ (288,871) and (324,178) shares, respectively ]	(4,922,164)	(4,684,240)

Total Class IA transactions	(3,434,046)	(3,194,229)

Class IB
Capital shares sold [ 1,618,793 and 1,915,165 shares, respectively ]	27,449,782	27,673,096
Capital shares issued in reinvestment of dividends [ 862,889 and 845,922 shares, respectively ]	15,883,924	12,668,893
Capital shares repurchased [ (11,167,864) and (13,057,771) shares, respectively ]	(190,351,205)	(188,347,034)

Total Class IB transactions	(147,017,499)	(148,005,045)

Class K
Capital shares sold [ 222,521 and 9,608,643 shares, respectively ]	3,671,795	128,927,283
Capital shares issued in reinvestment of dividends [ 504,947 and 530,818 shares, respectively ]	9,316,042	7,965,837
Capital shares repurchased [ (5,837,290) and (5,491,698) shares, respectively ]	(102,922,947)	(79,972,969)

Total Class K transactions	(89,935,110)	56,920,151

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	(240,386,655)	(94,279,123)

TOTAL INCREASE (DECREASE) IN NET ASSETS	257,813,723	(13,581,139)
NET ASSETS:
Beginning of year	2,095,404,711	2,108,985,850

End of year (a)	$2,353,218,434	$2,095,404,711

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$(6,642,473)	$(4,716,278)

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA GLOBAL EQUITY MANAGED VOLATILITY PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class IA	2017	2016	2015	2014	2013
Net asset value, beginning of year	$15.00	$14.49	$14.89	$14.79	$12.39

Income (loss) from investment operations:
Net investment income (loss) (e)	0.16	0.16	0.16	0.16	0.11
Net realized and unrealized gain (loss)	3.75	0.49	(0.42)	0.09	2.41

Total from investment operations	3.91	0.65	(0.26)	0.25	2.52

Less distributions:
Dividends from net investment income	(0.19)	(0.14)	(0.14)	(0.15)	(0.12)

Net asset value, end of year	$18.72	$15.00	$14.49	$14.89	$14.79

Total return	26.09%	4.48%	(1.74)%	1.68%	20.33%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$43,029	$37,523	$39,462	$43,910	$46,440
Ratio of expenses to average net assets:
After waivers and reimbursements (f)	1.15%	1.15%	1.14%	1.16%	1.19%
After waivers, reimbursements and fees paid indirectly (f)	1.15%	1.15%	1.14%	1.16%	1.19%
Before waivers, reimbursements and fees paid indirectly (f)	1.15%	1.17%	1.14%	1.16%	1.19%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (f)	0.92%	1.13%	1.07%	1.09%	0.78%
After waivers, reimbursements and fees paid indirectly (f)	0.92%	1.13%	1.07%	1.09%	0.78%
Before waivers, reimbursements and fees paid indirectly (f)	0.91%	1.11%	1.06%	1.09%	0.78%
Portfolio turnover rate^	10%	15%	14%	11%	14%

	Year Ended December 31,
Class IB	2017	2016	2015	2014	2013
Net asset value, beginning of year	$14.97	$14.46	$14.86	$14.76	$12.36

Income (loss) from investment operations:
Net investment income (loss) (e)	0.16	0.16	0.16	0.17	0.10
Net realized and unrealized gain (loss)	3.74	0.49	(0.42)	0.08	2.41

Total from investment operations	3.90	0.65	(0.26)	0.25	2.51

Less distributions:
Dividends from net investment income	(0.19)	(0.14)	(0.14)	(0.15)	(0.11)

Net asset value, end of year	$18.68	$14.97	$14.46	$14.86	$14.76

Total return	26.08%	4.48%	(1.75)%	1.68%	20.37%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$1,556,409	$1,377,314	$1,479,410	$1,672,122	$1,885,003
Ratio of expenses to average net assets:
After waivers and reimbursements (f)	1.15%	1.15%	1.14%	1.16%	1.19%
After waivers, reimbursements and fees paid indirectly (f)	1.15%	1.15%	1.14%	1.16%	1.19%
Before waivers, reimbursements and fees paid indirectly (f)	1.15%	1.17%	1.14%	1.16%	1.19%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (f)	0.91%	1.13%	1.07%	1.11%	0.76%
After waivers, reimbursements and fees paid indirectly (f)	0.91%	1.13%	1.07%	1.11%	0.76%
Before waivers, reimbursements and fees paid indirectly (f)	0.91%	1.11%	1.07%	1.11%	0.76%
Portfolio turnover rate^	10%	15%	14%	11%	14%

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA GLOBAL EQUITY MANAGED VOLATILITY PORTFOLIO

FINANCIAL HIGHLIGHTS (Continued)

	Year Ended December 31,
Class K	2017	2016	2015	2014	2013
Net asset value, beginning of year	$15.00	$14.49	$14.89	$14.79	$12.39

Income (loss) from investment operations:
Net investment income (loss) (e)	0.20	0.20	0.20	0.20	0.14
Net realized and unrealized gain (loss)	3.75	0.49	(0.42)	0.09	2.41

Total from investment operations	3.95	0.69	(0.22)	0.29	2.55

Less distributions:
Dividends from net investment income	(0.23)	(0.18)	(0.18)	(0.19)	(0.15)

Net asset value, end of year	$18.72	$15.00	$14.49	$14.89	$14.79

Total return	26.38%	4.74%	(1.49)%	1.94%	20.63%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$753,780	$680,568	$590,114	$558,089	$613,457
Ratio of expenses to average net assets:
After waivers and reimbursements (f)	0.90%	0.90%	0.89%	0.91%	0.94%
After waivers, reimbursements and fees paid indirectly (f)	0.90%	0.90%	0.89%	0.91%	0.94%
Before waivers, reimbursements and fees paid indirectly (f)	0.90%	0.92%	0.89%	0.91%	0.94%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (f)	1.17%	1.39%	1.30%	1.36%	1.04%
After waivers, reimbursements and fees paid indirectly (f)	1.17%	1.39%	1.30%	1.36%	1.04%
Before waivers, reimbursements and fees paid indirectly (f)	1.16%	1.37%	1.30%	1.36%	1.04%
Portfolio turnover rate^	10%	15%	14%	11%	14%
^	Portfolio turnover rate excludes derivatives, if any.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.

See Notes to Financial Statements.

AXA INTERNATIONAL CORE MANAGED VOLATILITY PORTFOLIO (Unaudited)

INVESTMENT MANAGER

➢	AXA Equitable Funds Management Group, LLC

INVESTMENT SUB-ADVISERS

➢	BlackRock Investment Management, LLC

➢	EARNEST Partners, LLC

➢	Federated Global Investment Management Corp.

➢	MFS Investment Management

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/17
	1 Year	5 Years	10 Years/ Since Incept.
Portfolio – Class IA Shares	26.25%	5.93%	0.59%
Portfolio – Class IB Shares	26.22	5.92	0.49
Portfolio – Class K Shares*	26.59	6.20	6.42
Volatility Managed Index – International	25.03	7.38	2.92
International Proxy Index	24.36	7.84	1.67
Volatility Managed Index – International Proxy	24.48	7.68	3.25
MSCI EAFE® Index	25.03	7.90	1.94
* Date of inception 8/26/11. Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned 26.22% for the year ended December 31, 2017. This compares to the returns of the following benchmarks over the same period: the Volatility Managed Index — International, the International Proxy Index, the Volatility Managed Index — International Proxy and the MSCI EAFE® Index, which returned 25.03%, 24.36%, 24.48% and 25.03%, respectively.

The following commentary describes key factors (such as stock selection and sector allocation decisions) that helped or hurt the Portfolio’s performance relative to the MSCI EAFE® Index.

Portfolio Highlights

What helped performance during the year:

•	Financials experienced a big recovery during the year, led by Indian banking and financial services provider HDFC Bank Ltd.

•	The Consumer Discretionary sector had strong stock selection, led by French luxury goods company Kering SA, which saw strong demand for its Gucci brand products.

•

Information Technology stock selection, including overweight positions in electronics manufacturer Samsung Electronics (South Korea), online and mobile commerce company Alibaba Group (China) and IT solutions provider Amadeus IT Holding (Spain) contributed to performance.

•	A relative underweight in Telecommunication Services was a contributor from a sector allocation perspective as well.

•	Health Care stock selection was additive over the period.

•	Industrial stocks were also strong contributors. Attractive structural growth in both its defense and automotive businesses led German defense contractor Rheinmetall AG to outperform.

What hurt performance during the year:

•

Shire plc, a diversified, Ireland-based specialty drug firm was a top detractor from relative performance. The company’s performance has partially been a result of supply disruptions for its one drug, Cinryze, and faster than expected erosion of another drug, Lialda.

•	A relative underweight to the Materials sector detracted from performance.

•

Core Laboratories N.V., one of the largest service providers of core and fluid analysis in the petroleum industry, did not deliver as strong of results as anticipated, detracting from relative performance as it is not a benchmark holding.

How did derivatives contribute/detract from performance during the year?

•

The Portfolio maintains, or may invest in other portfolios that maintain, exposure to exchange-traded index futures, for purposes of liquidity and/or to adjust the Portfolio’s equity exposure during periods of high market volatility. The derivatives are typically offset by a roughly equal allocation to cash and cash equivalents, and had a minimal impact on performance relative to the index.

AXA INTERNATIONAL CORE MANAGED VOLATILITY PORTFOLIO (Unaudited)

Sector Weightings as of December 31, 2017	Market Value	% of Net Assets
Financials	$301,222,986	17.0%
Exchange Traded Funds	192,667,603	10.9
Industrials	186,813,211	10.6
Consumer Discretionary	183,599,303	10.4
Consumer Staples	163,056,745	9.2
Health Care	153,671,980	8.7
Information Technology	123,156,403	7.0
Materials	114,391,626	6.5
Energy	71,327,179	4.0
Repurchase Agreements	65,139,555	3.7
Telecommunication Services	40,068,909	2.3
Real Estate	34,990,301	2.0
Utilities	27,911,882	1.6
Investment Company	1	0.0 #
Cash and Other	107,747,349	6.1

		100.0%

#	Less than 0.05%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees (in the case of Class IA and Class IB shares of the Portfolio), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2017 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/17	Ending Account Value 12/31/17	Expenses Paid During Period* 7/1/17 - 12/31/17
Class IA
Actual	$1,000.00	$1,098.49	$5.59
Hypothetical (5% average annual return before expenses)	1,000.00	1,019.88	5.38
Class IB
Actual	1,000.00	1,098.38	5.59
Hypothetical (5% average annual return before expenses)	1,000.00	1,019.88	5.38
Class K
Actual	1,000.00	1,099.66	4.27
Hypothetical (5% average annual return before expenses)	1,000.00	1,021.14	4.11

*  Expenses are equal to the Portfolio’s Class IA, Class IB and Class K shares annualized expense ratios of 1.06%, 1.06% and 0.81%, respectively, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

EQ ADVISORS TRUST

AXA INTERNATIONAL CORE MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2017

	Number of Shares	Value (Note 1)

COMMON STOCKS:
Australia (3.8%)
AGL Energy Ltd.	39,211	$745,279
Alumina Ltd. (x)	149,053	282,606
Amcor Ltd.	69,170	832,216
AMP Ltd. (x)	169,708	687,232
APA Group	66,944	435,101
Aristocrat Leisure Ltd.	30,909	571,567
ASX Ltd.	10,719	458,822
Aurizon Holdings Ltd.	121,880	471,680
AusNet Services	92,380	130,103
Australia & New Zealand Banking Group Ltd.	171,157	3,838,090
Bank of Queensland Ltd.	21,721	215,576
Bendigo & Adelaide Bank Ltd.	30,575	278,401
BHP Billiton Ltd.	187,139	4,317,669
BHP Billiton Ltd. (ADR) (x)	37,988	1,747,068
BHP Billiton plc	123,066	2,529,749
BlueScope Steel Ltd.	30,943	371,082
Boral Ltd.	66,487	404,118
Brambles Ltd.	267,784	2,104,010
Caltex Australia Ltd.	50,648	1,345,591
Challenger Ltd.	34,305	375,534
CIMIC Group Ltd.	6,047	242,750
Coca-Cola Amatil Ltd.	35,583	236,269
Cochlear Ltd.	3,379	451,442
Commonwealth Bank of Australia	100,918	6,326,073
Computershare Ltd.	24,947	317,278
Crown Resorts Ltd.	22,148	224,998
CSL Ltd.	26,365	2,906,723
Dexus (REIT)	53,032	403,438
Domino’s Pizza Enterprises Ltd. (x)	3,136	114,269
Flight Centre Travel Group Ltd. (x)	3,821	131,894
Fortescue Metals Group Ltd.	91,079	346,794
Goodman Group (REIT)	103,102	677,350
GPT Group (The) (REIT)	102,790	409,832
Harvey Norman Holdings Ltd.	34,572	112,485
Healthscope Ltd.	93,884	153,831
Incitec Pivot Ltd.	97,181	295,719
Insurance Australia Group Ltd.	137,951	779,287
LendLease Group	34,078	434,736
Macquarie Group Ltd.	18,567	1,443,330
Medibank Pvt Ltd.	160,331	411,573
Mirvac Group (REIT)	215,622	395,362
National Australia Bank Ltd.	156,477	3,610,236
Newcrest Mining Ltd.	44,526	792,799
Oil Search Ltd.	270,042	1,641,355
Orica Ltd.	22,600	319,169
Origin Energy Ltd.*	105,059	772,179
QBE Insurance Group Ltd.	78,131	651,071
Ramsay Health Care Ltd.	8,321	455,251
REA Group Ltd.	3,303	197,540
Santos Ltd.*	105,401	448,203
Scentre Group (REIT)	313,155	1,023,781
SEEK Ltd.	19,957	296,013
Sonic Healthcare Ltd.	23,192	413,664
South32 Ltd.	304,038	827,918
Stockland (REIT)	145,822	509,724

Suncorp Group Ltd.	77,440	837,457
Sydney Airport	61,182	336,548
Tabcorp Holdings Ltd. (x)	110,588	481,477
Telstra Corp. Ltd.	247,879	702,070
TPG Telecom Ltd. (x)	19,853	101,771
Transurban Group	129,455	1,255,520
Treasury Wine Estates Ltd.	44,203	550,451
Vicinity Centres (REIT)	202,239	429,208
Wesfarmers Ltd.	66,067	2,289,797
Westfield Corp. (REIT)	116,847	865,202
Westpac Banking Corp.	197,783	4,837,938
Woodside Petroleum Ltd.	46,718	1,205,823
Woolworths Group Ltd.	75,423	1,606,572

		66,415,664

Austria (0.6%)
ANDRITZ AG	4,242	239,652
Erste Group Bank AG*	79,595	3,448,102
OMV AG	9,074	575,183
Raiffeisen Bank International AG*	6,475	234,625
Schoeller-Bleckmann Oilfield Equipment AG*	25,417	2,592,210
voestalpine AG	63,912	3,822,354

		10,912,126

Belgium (0.7%)
Ageas	11,322	553,101
Anheuser-Busch InBev SA	72,248	8,073,138
Colruyt SA	3,671	190,986
Groupe Bruxelles Lambert SA	4,577	494,199
KBC Group NV	14,617	1,247,142
Proximus SADP	8,575	281,396
Solvay SA	4,263	592,824
Telenet Group Holding NV*	2,780	193,764
UCB SA	7,516	596,816
Umicore SA	11,044	522,824

		12,746,190

Brazil (0.3%)
Ambev SA (ADR)	155,391	1,003,826
Banco Bradesco SA (ADR)*	285,765	2,926,234
JBS SA	215,400	637,024

		4,567,084

Canada (0.7%)
Canadian National Railway Co.	51,775	4,271,437
Element Fleet Management Corp.	89,525	676,601
Magna International, Inc.	52,385	2,968,900
Ritchie Bros Auctioneers, Inc.	37,051	1,109,467
Rogers Communications, Inc., Class B	33,680	1,715,322
Suncor Energy, Inc.	43,496	1,596,930

		12,338,657

Chile (0.0%)
Antofagasta plc	22,849	310,038

China (1.2%)
Alibaba Group Holding Ltd. (ADR)*	25,872	4,461,109

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA INTERNATIONAL CORE MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

	Number of Shares	Value (Note 1)

Anhui Conch Cement Co. Ltd., Class H	536,500	$2,523,583
Baidu, Inc. (ADR)*	11,016	2,580,057
BOC Hong Kong Holdings Ltd.	215,543	1,092,496
BYD Co. Ltd., Class H (x)	276,000	2,405,729
China Life Insurance Co. Ltd., Class H	996,000	3,129,690
China Resources Beer Holdings Co. Ltd.	308,000	1,105,794
Minth Group Ltd.	44,000	265,537
Shanghai Fosun Pharmaceutical Group Co. Ltd., Class H	614,000	3,941,212
Yangzijiang Shipbuilding Holdings Ltd.	143,834	158,089

		21,663,296

Colombia (0.2%)
Bancolombia SA (ADR)	59,128	2,345,017
Millicom International Cellular SA (SDR)	3,667	247,652

		2,592,669

Czech Republic (0.1%)
Komercni banka A/S	35,587	1,529,175

Denmark (1.0%)
AP Moller – Maersk A/S, Class A	220	367,335
AP Moller – Maersk A/S, Class B	384	670,872
Carlsberg A/S, Class B	6,224	747,317
Chr Hansen Holding A/S	5,747	539,068
Coloplast A/S, Class B	7,320	582,207
Danske Bank A/S	43,670	1,700,432
DSV A/S	11,034	868,892
Genmab A/S*	3,460	573,813
H Lundbeck A/S	4,235	215,002
ISS A/S	9,548	369,782
Novo Nordisk A/S, Class B	139,389	7,514,565
Novozymes A/S, Class B	13,639	779,252
Orsted A/S (m)	9,251	504,990
Pandora A/S	5,939	646,574
TDC A/S	45,826	281,616
Tryg A/S	7,358	184,048
Vestas Wind Systems A/S	12,946	894,684
William Demant Holding A/S*	6,790	189,867

		17,630,316

Finland (0.5%)
Elisa OYJ	8,078	317,135
Fortum OYJ	26,423	523,110
Kone OYJ, Class B	19,473	1,046,270
Metso OYJ	6,286	214,728
Neste OYJ	8,449	540,838
Nokia OYJ	340,068	1,588,871
Nokian Renkaat OYJ	6,345	287,773
Orion OYJ, Class B	5,691	212,225
Sampo OYJ, Class A	26,048	1,431,419
Stora Enso OYJ, Class R	32,503	515,563
UPM-Kymmene OYJ	31,100	966,840
Wartsila OYJ Abp	8,933	563,781

		8,208,553

France (9.4%)
Accor SA	138,568	7,149,215
Aeroports de Paris	1,828	347,642
Air Liquide SA	45,955	5,792,363
Airbus SE	33,845	3,370,541
Alstom SA	8,024	333,163
Amundi SA (m)	3,522	298,558
Arkema SA	4,174	508,580
Atos SE	5,673	825,999
AXA SA‡	113,005	3,353,795
BioMerieux	2,414	216,335
BNP Paribas SA	130,900	9,777,008
Bollore SA	48,532	263,670
Bouygues SA	12,265	637,357
Bureau Veritas SA	16,341	446,838
Capgemini SE	9,296	1,103,000
Carrefour SA	34,074	737,542
Casino Guichard Perrachon SA	3,170	192,306
Cie de Saint-Gobain	29,279	1,615,296
Cie Generale des Etablissements Michelin	9,980	1,431,552
CNP Assurances	9,888	228,444
Credit Agricole SA	65,828	1,089,975
Danone SA	80,118	6,724,264
Dassault Aviation SA	147	228,921
Dassault Systemes SE	27,403	2,912,794
Edenred	158,213	4,590,135
Eiffage SA	4,422	484,626
Electricite de France SA	35,476	443,536
Engie SA	101,876	1,752,252
Essilor International Cie Generale d’Optique SA	31,843	4,391,874
Eurazeo SA	2,744	253,514
Eutelsat Communications SA	9,982	231,094
Faurecia	4,424	345,719
Fonciere Des Regions (REIT)	1,842	208,812
Gecina SA (REIT)	2,773	512,054
Getlink SE	28,806	370,514
Hermes International	1,845	987,874
ICADE (REIT)	2,038	200,343
Iliad SA	1,663	398,571
Imerys SA	2,120	199,781
Ingenico Group SA	3,628	387,465
Ipsen SA	2,302	275,018
JCDecaux SA	4,197	169,227
Kering	21,542	10,157,937
Klepierre SA (REIT)	13,498	593,811
Lagardere SCA	7,036	225,659
Legrand SA	29,013	2,234,534
L’Oreal SA	35,588	7,897,413
LVMH Moet Hennessy Louis Vuitton SE	30,642	9,022,328
Natixis SA	57,989	458,937
Orange SA	251,247	4,363,615
Pernod Ricard SA	62,978	9,970,690
Peugeot SA	28,936	588,658
Publicis Groupe SA	74,562	5,068,091
Remy Cointreau SA	1,297	179,742
Renault SA	10,862	1,093,580
Rexel SA	16,968	307,829
Safran SA	52,872	5,449,999

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA INTERNATIONAL CORE MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

	Number of Shares	Value (Note 1)

Sanofi	66,205	$5,707,482
Schneider Electric SE*	68,870	5,855,422
SCOR SE	10,090	406,112
SEB SA	1,220	226,087
Societe BIC SA	1,902	209,179
Societe Generale SA	87,147	4,501,451
Sodexo SA	30,349	4,080,216
Suez	21,691	381,671
Teleperformance	3,367	482,565
Television Francaise 1	216,737	3,194,737
Thales SA	6,522	703,349
TOTAL SA	138,426	7,647,634
Ubisoft Entertainment SA*	3,675	282,822
Unibail-Rodamco SE (REIT)	5,815	1,465,197
Valeo SA	13,801	1,031,137
Veolia Environnement SA	26,570	678,247
Vinci SA	29,403	3,004,023
Vivendi SA	60,201	1,619,445
Wendel SA	1,650	285,876
Zodiac Aerospace	11,764	351,888

		165,514,930

Germany (7.4%)
adidas AG	10,972	2,200,489
Allianz SE (Registered)	26,193	6,018,399
Axel Springer SE	2,313	180,752
BASF SE	53,518	5,890,953
Bayer AG (Registered)	75,803	9,459,032
Bayerische Motoren Werke AG	46,110	4,803,877
Bayerische Motoren Werke AG (Preference) (q)	3,282	293,925
Beiersdorf AG	6,111	717,831
Brenntag AG	35,752	2,263,677
Commerzbank AG*	63,321	950,076
Continental AG	18,919	5,108,626
Covestro AG (m)	6,841	706,149
Daimler AG (Registered)	88,902	7,552,170
Deutsche Bank AG (Registered)	120,427	2,293,848
Deutsche Boerse AG	11,182	1,298,739
Deutsche Lufthansa AG (Registered)	13,701	505,011
Deutsche Post AG (Registered)	56,573	2,698,195
Deutsche Telekom AG (Registered)	194,208	3,447,538
Deutsche Wohnen SE	20,310	888,492
Drillisch AG	3,090	255,190
E.ON SE	132,236	1,437,649
Evonik Industries AG	9,693	364,838
Fraport AG Frankfurt Airport Services Worldwide	2,176	239,835
Fresenius Medical Care AG & Co. KGaA	37,974	3,999,529
Fresenius SE & Co. KGaA	24,179	1,887,757
FUCHS PETROLUB SE (Preference) (q)	4,222	224,160
GEA Group AG	47,094	2,260,794
Hannover Rueck SE	3,672	462,174
HeidelbergCement AG	40,413	4,376,181
Henkel AG & Co. KGaA	5,987	718,350
Henkel AG & Co. KGaA (Preference) (q)	10,381	1,374,480

HOCHTIEF AG	1,124	199,058
HUGO BOSS AG	3,686	313,743
Infineon Technologies AG	66,182	1,813,292
Innogy SE (m)	8,093	317,287
K+S AG (Registered)	10,514	261,829
KION Group AG	4,259	367,829
Kloeckner & Co. SE	198,153	2,446,487
LANXESS AG	5,151	409,701
Linde AG*	23,253	5,430,757
MAN SE	2,164	247,704
Merck KGaA	7,531	810,987
METRO AG*	10,574	211,242
MTU Aero Engines AG	3,030	543,150
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen (Registered)	9,047	1,962,049
OSRAM Licht AG	5,032	452,401
Porsche Automobil Holding SE (Preference) (q)	9,402	787,187
ProSiebenSat.1 Media SE	13,328	459,039
Rheinmetall AG	35,484	4,506,614
RWE AG*	30,193	615,860
SAP SE	139,670	15,660,636
Schaeffler AG (Preference) (q)	10,995	195,049
Siemens AG (Registered)	44,575	6,212,087
Symrise AG	28,766	2,471,956
Telefonica Deutschland Holding AG	35,709	179,351
thyssenkrupp AG	26,198	761,166
TUI AG	26,952	560,394
Uniper SE	11,728	365,868
United Internet AG (Registered)	7,425	510,835
Volkswagen AG	1,891	382,766
Volkswagen AG (Preference) (q)	10,814	2,159,718
Vonovia SE	69,340	3,443,549
Wirecard AG	6,840	763,823
Zalando SE (m)*	5,872	310,813

		131,012,943

Hong Kong (2.2%)
AIA Group Ltd.	1,347,852	11,498,280
ASM Pacific Technology Ltd.	17,607	245,417
Bank of East Asia Ltd. (The)	69,027	299,067
CK Asset Holdings Ltd.	150,705	1,317,464
CK Hutchison Holdings Ltd.	157,205	1,973,903
CK Infrastructure Holdings Ltd.	39,340	338,120
CLP Holdings Ltd.	94,064	962,570
Dah Sing Financial Holdings Ltd.	422,000	2,703,380
First Pacific Co. Ltd.	127,250	86,323
Galaxy Entertainment Group Ltd.	139,000	1,115,508
Hang Lung Group Ltd.	57,000	209,751
Hang Lung Properties Ltd.	123,438	301,768
Hang Seng Bank Ltd.	44,574	1,106,812
Henderson Land Development Co. Ltd.	66,865	440,754
HK Electric Investments & HK Electric Investments Ltd. (m)(x)	160,500	146,883

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA INTERNATIONAL CORE MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

	Number of Shares	Value (Note 1)

HKT Trust & HKT Ltd.	188,042	$239,720
Hong Kong & China Gas Co. Ltd.	483,315	947,719
Hong Kong Exchanges & Clearing Ltd.	68,239	2,094,461
Hongkong Land Holdings Ltd.	67,100	470,371
Hutchison Port Holdings Trust (OTC Exchange), Class U	400	161
Hutchison Port Holdings Trust (Singapore Stock Exchange), Class U	281,600	116,864
Hysan Development Co. Ltd.	34,907	185,194
Jardine Matheson Holdings Ltd.	13,100	791,502
Jardine Strategic Holdings Ltd.	12,800	503,296
Kerry Properties Ltd.	36,732	165,257
Kingston Financial Group Ltd.	238,000	228,470
Li & Fung Ltd.	369,038	202,637
Link REIT (REIT)	128,499	1,191,595
Melco Resorts & Entertainment Ltd. (ADR)	14,794	429,618
MTR Corp. Ltd.	88,618	519,491
New World Development Co. Ltd.	361,238	542,815
NWS Holdings Ltd.	91,062	164,341
PCCW Ltd.	225,559	131,071
Power Assets Holdings Ltd.	82,496	696,367
Sands China Ltd.	141,600	731,303
Shangri-La Asia Ltd.	59,025	134,023
Sino Land Co. Ltd.	189,239	335,226
SJM Holdings Ltd. (x)	95,000	85,116
Sun Hung Kai Properties Ltd.	183,278	3,058,993
Swire Pacific Ltd., Class A	29,331	271,616
Swire Properties Ltd.	69,200	223,202
Techtronic Industries Co. Ltd.	83,000	541,269
WH Group Ltd. (m)	475,500	536,796
Wharf Holdings Ltd. (The)	74,330	256,873
Wharf Real Estate Investment Co. Ltd.*	74,330	494,718
Wheelock & Co. Ltd.	49,116	350,790
Yue Yuen Industrial Holdings Ltd.	47,699	187,430

		39,574,305

India (0.6%)
HDFC Bank Ltd. (ADR)	75,835	7,710,144
ICICI Bank Ltd. (ADR)	361,849	3,520,791

		11,230,935

Indonesia (0.1%)
Indofood Sukses Makmur Tbk. PT	2,334,900	1,312,225

Ireland (0.8%)
AerCap Holdings NV*	8,800	462,968
AIB Group plc	423,921	2,797,529
Bank of Ireland Group plc	56,131	477,839
CRH plc	188,710	6,782,522
James Hardie Industries plc (CHDI) (x)	24,149	426,212
Kerry Group plc, Class A	9,236	1,036,150
Paddy Power Betfair plc (Aquis Stock Exchange)	14,578	1,736,979

Paddy Power Betfair plc (Dublin Stock Exchange)	4,670	555,847

		14,276,046

Israel (0.6%)
Azrieli Group Ltd.	2,018	112,683
Bank Hapoalim BM	61,214	450,179
Bank Leumi Le-Israel BM	86,291	520,030
Bezeq The Israeli Telecommunication Corp. Ltd.	132,998	201,046
Check Point Software Technologies Ltd.*	29,978	3,106,320
Elbit Systems Ltd.	1,508	201,520
Frutarom Industries Ltd.	2,457	230,544
Israel Chemicals Ltd.	29,531	119,664
Mellanox Technologies Ltd.*	8,609	557,002
Mizrahi Tefahot Bank Ltd.	7,555	139,282
Nice Ltd.	3,624	327,547
Nice Ltd. (ADR)	36,399	3,345,432
Teva Pharmaceutical Industries Ltd. (ADR) (x)	52,934	1,003,099

		10,314,348

Italy (2.0%)
Assicurazioni Generali SpA	72,803	1,327,761
Atlantia SpA	27,214	859,420
Davide Campari-Milano SpA	33,842	261,701
Enel SpA	473,913	2,917,044
Eni SpA	401,830	6,653,473
Ferrari NV	7,273	763,133
Intesa Sanpaolo SpA	1,666,733	5,539,528
Intesa Sanpaolo SpA (RNC)	53,735	171,501
Leonardo SpA	24,492	291,516
Luxottica Group SpA	10,148	622,806
Mediobanca SpA	32,165	365,091
Poste Italiane SpA (m)	27,351	205,927
PRADA SpA	541,100	1,959,993
Prysmian SpA	168,421	5,494,553
Recordati SpA	6,401	284,630
Snam SpA	128,108	627,138
Telecom Italia SpA*	644,696	557,335
Telecom Italia SpA (RNC)	366,992	262,440
Terna Rete Elettrica Nazionale SpA	84,528	491,283
UniCredit SpA*	328,518	6,141,205
UnipolSai Assicurazioni SpA	50,919	118,952

		35,916,430

Japan (14.1%)
ABC-Mart, Inc.	1,940	111,398
Acom Co. Ltd.*	25,000	105,392
Aeon Co. Ltd.	35,252	595,225
AEON Financial Service Co. Ltd.	74,538	1,735,857
Aeon Mall Co. Ltd.	7,968	155,860
Air Water, Inc.	8,800	185,724
Aisin Seiki Co. Ltd.	9,938	558,310
Ajinomoto Co., Inc.	31,568	594,238
Alfresa Holdings Corp.	10,864	255,221
Alps Electric Co. Ltd.	11,800	337,218
Amada Holdings Co. Ltd.	21,248	289,278

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA INTERNATIONAL CORE MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

	Number of Shares	Value (Note 1)

ANA Holdings, Inc.	7,130	$297,793
Aozora Bank Ltd.	6,791	264,287
Asahi Glass Co. Ltd.	12,350	534,884
Asahi Group Holdings Ltd.	22,587	1,120,580
Asahi Kasei Corp.	73,578	949,151
Asics Corp. (x)	7,848	125,094
Astellas Pharma, Inc.	120,550	1,537,434
Bandai Namco Holdings, Inc.	25,819	844,402
Bank of Kyoto Ltd. (The)	3,416	177,962
Benesse Holdings, Inc.	4,374	154,308
Bridgestone Corp.	37,864	1,760,210
Brother Industries Ltd.	14,515	358,125
Calbee, Inc. (x)	4,300	139,867
Canon, Inc.	62,130	2,315,917
Casio Computer Co. Ltd. (x)	10,527	151,447
Central Japan Railway Co. (x)	8,400	1,504,433
Chiba Bank Ltd. (The)	40,672	338,587
Chubu Electric Power Co., Inc.	38,554	479,209
Chugai Pharmaceutical Co. Ltd.	57,547	2,946,938
Chugoku Electric Power Co., Inc. (The)	16,662	179,079
Coca-Cola Bottlers Japan, Inc.	7,800	284,864
Concordia Financial Group Ltd.	66,800	403,142
Credit Saison Co. Ltd.	8,716	158,578
CYBERDYNE, Inc. (x)*	6,100	105,082
Dai Nippon Printing Co. Ltd.	14,581	325,201
Daicel Corp.	13,455	153,089
Daifuku Co. Ltd.	5,800	316,059
Dai-ichi Life Holdings, Inc.	62,600	1,291,168
Daiichi Sankyo Co. Ltd.	34,087	888,516
Daikin Industries Ltd.	14,523	1,718,786
Daito Trust Construction Co. Ltd.	4,038	823,369
Daiwa House Industry Co. Ltd.	32,958	1,265,669
Daiwa House REIT Investment Corp. (REIT)	90	213,827
Daiwa Securities Group, Inc.	94,476	592,723
DeNA Co. Ltd. (x)	6,800	140,194
Denso Corp.	100,612	6,038,952
Dentsu, Inc.	13,274	562,533
Disco Corp.	1,600	355,997
Don Quijote Holdings Co. Ltd.	6,700	350,237
East Japan Railway Co.	19,125	1,866,247
Eisai Co. Ltd.	15,554	885,684
Electric Power Development Co. Ltd.	9,403	253,278
FamilyMart UNY Holdings Co. Ltd.	4,704	329,812
FANUC Corp.	11,344	2,724,372
Fast Retailing Co. Ltd.	3,016	1,202,117
Fuji Electric Co. Ltd.	27,288	205,614
FUJIFILM Holdings Corp.	23,668	967,305
Fujitsu Ltd.	113,742	810,301
Fukuoka Financial Group, Inc.	44,983	252,711
Hachijuni Bank Ltd. (The)	29,088	167,029
Hakuhodo DY Holdings, Inc.	9,660	125,428
Hamamatsu Photonics KK	8,500	285,911
Hankyu Hanshin Holdings, Inc.	14,400	578,939
Hikari Tsushin, Inc.	1,100	158,154
Hino Motors Ltd.	15,530	201,232
Hirose Electric Co. Ltd.	1,874	273,927

Hisamitsu Pharmaceutical Co., Inc.	3,367	204,097
Hitachi Chemical Co. Ltd.	4,688	120,409
Hitachi Construction Machinery Co. Ltd.	6,151	223,549
Hitachi High-Technologies Corp.	4,418	186,248
Hitachi Ltd.	621,211	4,840,125
Hitachi Metals Ltd.	12,486	179,298
Honda Motor Co. Ltd.	171,104	5,864,687
Hoshizaki Corp.	3,200	283,719
Hoya Corp.	22,502	1,123,952
Hulic Co. Ltd.	18,800	211,234
Idemitsu Kosan Co. Ltd.	5,960	239,352
IHI Corp.	9,383	312,281
Iida Group Holdings Co. Ltd.	9,300	175,394
Inpex Corp.	57,800	722,789
Isetan Mitsukoshi Holdings Ltd.	21,048	260,963
Isuzu Motors Ltd.	32,469	543,768
ITOCHU Corp.	87,232	1,628,124
J Front Retailing Co. Ltd.	13,734	258,773
Japan Airlines Co. Ltd.	6,758	264,382
Japan Airport Terminal Co. Ltd.	3,200	118,713
Japan Exchange Group, Inc.	31,700	551,708
Japan Post Bank Co. Ltd. (x)	25,000	325,494
Japan Post Holdings Co. Ltd.	90,700	1,040,021
Japan Prime Realty Investment Corp. (REIT)	54	171,573
Japan Real Estate Investment Corp. (REIT)	75	356,113
Japan Retail Fund Investment Corp. (REIT)	147	269,538
Japan Tobacco, Inc.	230,100	7,415,071
JFE Holdings, Inc.	30,076	722,304
JGC Corp.	12,626	244,172
JSR Corp.	10,518	207,046
JTEKT Corp.	12,482	214,468
JXTG Holdings, Inc.	168,838	1,089,374
Kajima Corp.	52,739	507,380
Kakaku.com, Inc.	7,000	118,349
Kamigumi Co. Ltd.	7,852	173,730
Kaneka Corp.	14,644	133,736
Kansai Electric Power Co., Inc. (The)	40,623	497,535
Kansai Paint Co. Ltd.	12,252	318,383
Kao Corp.	53,567	3,622,161
Kawasaki Heavy Industries Ltd.	7,584	266,206
KDDI Corp.	105,500	2,625,913
Keihan Holdings Co. Ltd.	5,600	165,006
Keikyu Corp.	14,732	283,069
Keio Corp.	6,369	280,083
Keisei Electric Railway Co. Ltd.	7,977	256,283
Keyence Corp.	5,666	3,174,066
Kikkoman Corp.	8,423	340,882
Kintetsu Group Holdings Co. Ltd.	10,598	406,331
Kirin Holdings Co. Ltd.	49,291	1,242,610
Kobe Steel Ltd.	19,209	178,153
Koito Manufacturing Co. Ltd.	6,800	477,976
Komatsu Ltd.	53,772	1,946,148
Konami Holdings Corp.	5,888	323,990

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA INTERNATIONAL CORE MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

	Number of Shares	Value (Note 1)

Konica Minolta, Inc.	29,236	$281,268
Kose Corp.	1,700	265,392
Kubota Corp.	62,708	1,229,672
Kuraray Co. Ltd.	20,192	380,991
Kurita Water Industries Ltd.	5,914	192,103
Kyocera Corp.	18,608	1,217,633
Kyowa Hakko Kirin Co. Ltd.	16,367	316,518
Kyushu Electric Power Co., Inc.	25,388	266,104
Kyushu Financial Group, Inc.	13,500	81,713
Kyushu Railway Co.	9,800	303,980
Lawson, Inc.	3,080	204,741
LINE Corp.*	2,800	114,187
Lion Corp.	12,800	242,538
LIXIL Group Corp.	15,323	414,778
M3, Inc.	12,700	446,909
Mabuchi Motor Co. Ltd.	2,904	157,475
Makita Corp.	12,692	533,363
Marubeni Corp.	95,068	688,573
Marui Group Co. Ltd.	11,386	208,470
Maruichi Steel Tube Ltd.	3,516	102,976
Mazda Motor Corp.	34,435	461,935
McDonald’s Holdings Co. Japan Ltd. (x)	3,980	175,025
Mebuki Financial Group, Inc.	43,851	185,639
Medipal Holdings Corp.	9,622	188,469
MEIJI Holdings Co. Ltd.	6,932	589,997
MINEBEA MITSUMI, Inc.	20,800	436,214
MISUMI Group, Inc.	15,900	462,853
Mitsubishi Chemical Holdings Corp.	82,759	908,201
Mitsubishi Corp.	87,984	2,430,834
Mitsubishi Electric Corp.	112,571	1,869,773
Mitsubishi Estate Co. Ltd.	72,911	1,268,299
Mitsubishi Gas Chemical Co., Inc.	10,855	311,657
Mitsubishi Heavy Industries Ltd.	18,325	684,697
Mitsubishi Materials Corp.	5,681	202,182
Mitsubishi Motors Corp.	35,821	258,782
Mitsubishi Tanabe Pharma Corp.	12,090	250,223
Mitsubishi UFJ Financial Group, Inc.	694,716	5,095,303
Mitsubishi UFJ Lease & Finance Co. Ltd.	20,200	120,295
Mitsui & Co. Ltd.	99,454	1,617,038
Mitsui Chemicals, Inc.	10,457	336,424
Mitsui Fudosan Co. Ltd.	51,427	1,152,458
Mitsui OSK Lines Ltd.	7,456	248,809
Mixi, Inc.	2,700	121,251
Mizuho Financial Group, Inc.	1,405,452	2,552,079
MS&AD Insurance Group Holdings, Inc.	27,636	935,467
Murata Manufacturing Co. Ltd.	11,071	1,485,631
Nabtesco Corp.	6,400	245,378
Nagoya Railroad Co. Ltd.	10,500	264,375
NEC Corp.	15,174	409,398
Nexon Co. Ltd.*	11,800	343,501
NGK Insulators Ltd.	14,967	282,669
NGK Spark Plug Co. Ltd.	8,948	217,516
NH Foods Ltd.	11,075	270,105
Nidec Corp.	13,892	1,949,257

Nikon Corp.	19,759	398,073
Nintendo Co. Ltd.	6,639	2,426,984
Nippon Building Fund, Inc. (REIT)	77	376,543
Nippon Electric Glass Co. Ltd.	5,204	198,600
Nippon Express Co. Ltd.	4,842	321,869
Nippon Paint Holdings Co. Ltd. (x)	9,400	297,413
Nippon Prologis REIT, Inc. (REIT)	110	232,643
Nippon Steel & Sumitomo Metal Corp.	43,629	1,119,427
Nippon Telegraph & Telephone Corp.	40,358	1,898,715
Nippon Yusen KK*	8,944	218,212
Nissan Chemical Industries Ltd.	6,700	267,286
Nissan Motor Co. Ltd.	134,947	1,345,578
Nisshin Seifun Group, Inc.	12,261	247,668
Nissin Foods Holdings Co. Ltd.	3,506	256,085
Nitori Holdings Co. Ltd.	4,650	662,989
Nitto Denko Corp.	9,611	853,837
NOK Corp.	4,964	115,911
Nomura Holdings, Inc.	211,608	1,249,083
Nomura Real Estate Holdings, Inc.	6,775	151,885
Nomura Real Estate Master Fund, Inc. (REIT)	237	294,265
Nomura Research Institute Ltd.	7,859	365,486
NSK Ltd.	23,170	364,798
NTT Data Corp.	38,500	457,524
NTT DOCOMO, Inc.	79,500	1,877,519
Obayashi Corp.	38,966	471,707
Obic Co. Ltd.	25,500	1,873,885
Odakyu Electric Railway Co. Ltd.	16,051	343,314
Oji Holdings Corp.	51,612	343,546
Olympus Corp.	17,552	672,950
Omron Corp.	11,244	670,598
Ono Pharmaceutical Co. Ltd.	23,875	556,430
Oracle Corp. Japan	2,240	185,681
Oriental Land Co. Ltd.	12,644	1,152,464
ORIX Corp.	77,110	1,303,359
Osaka Gas Co. Ltd.	22,773	438,584
Otsuka Corp.	3,317	254,350
Otsuka Holdings Co. Ltd.	22,700	996,846
Panasonic Corp.	128,686	1,883,892
Park24 Co. Ltd.	6,300	150,797
Persol Holdings Co. Ltd.	10,300	258,151
Pola Orbis Holdings, Inc.	4,800	168,485
Rakuten, Inc.	54,700	501,245
Recruit Holdings Co. Ltd.	64,200	1,595,385
Renesas Electronics Corp.*	30,000	349,590
Resona Holdings, Inc.	133,859	799,649
Ricoh Co. Ltd.	40,180	373,361
Rinnai Corp.	2,084	188,656
Rohm Co. Ltd.	5,426	600,989
Ryohin Keikaku Co. Ltd.	1,300	404,970
Sankyo Co. Ltd.	2,798	88,031
Santen Pharmaceutical Co. Ltd.	21,655	340,368
SBI Holdings, Inc.	11,560	241,716
Secom Co. Ltd.	55,027	4,154,557

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA INTERNATIONAL CORE MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

	Number of Shares	Value (Note 1)

Sega Sammy Holdings, Inc.	10,375	$128,726
Seibu Holdings, Inc.	11,500	217,497
Seiko Epson Corp.	16,000	377,582
Sekisui Chemical Co. Ltd.	22,714	455,994
Sekisui House Ltd.	35,670	644,387
Seven & i Holdings Co. Ltd.	43,912	1,825,071
Seven Bank Ltd.	42,600	145,938
Sharp Corp. (x)*	8,500	291,946
Shimadzu Corp.	15,140	344,253
Shimamura Co. Ltd.	1,246	137,124
Shimano, Inc.	4,536	638,079
Shimizu Corp.	32,810	338,947
Shin-Etsu Chemical Co. Ltd.	22,664	2,303,109
Shinsei Bank Ltd.	11,117	192,297
Shionogi & Co. Ltd.	17,307	936,506
Shiseido Co. Ltd.	22,222	1,074,072
Shizuoka Bank Ltd. (The) (x)	29,724	307,067
Showa Shell Sekiyu KK	10,575	143,597
SMC Corp.	3,348	1,378,125
SoftBank Group Corp.	70,972	5,618,551
Sohgo Security Services Co. Ltd.	4,600	250,260
Sompo Holdings, Inc.	20,127	779,536
Sony Corp.	73,664	3,323,134
Sony Financial Holdings, Inc.	10,000	177,147
Stanley Electric Co. Ltd.	8,484	344,480
Start Today Co. Ltd.	11,100	337,408
Subaru Corp.	35,580	1,131,423
SUMCO Corp.	13,700	351,148
Sumitomo Chemical Co. Ltd.	94,158	676,885
Sumitomo Corp.	68,628	1,166,387
Sumitomo Dainippon Pharma Co. Ltd. (x)	9,892	146,964
Sumitomo Electric Industries Ltd.	43,460	734,780
Sumitomo Heavy Industries Ltd.	6,756	286,010
Sumitomo Metal Mining Co. Ltd.	14,391	661,341
Sumitomo Mitsui Financial Group, Inc.	78,252	3,380,792
Sumitomo Mitsui Trust Holdings, Inc.	19,733	783,366
Sumitomo Realty & Development Co. Ltd.	20,526	674,575
Sumitomo Rubber Industries Ltd.	9,636	179,251
Sundrug Co. Ltd.	54,400	2,529,896
Suntory Beverage & Food Ltd.	8,100	360,160
Suruga Bank Ltd.	11,290	242,183
Suzuken Co. Ltd.	4,306	177,132
Suzuki Motor Corp.	20,436	1,185,079
Sysmex Corp.	8,900	700,626
T&D Holdings, Inc.	29,968	512,521
Taiheiyo Cement Corp.	7,000	302,241
Taisei Corp.	11,836	589,305
Taisho Pharmaceutical Holdings Co. Ltd.	1,771	141,460
Taiyo Nippon Sanso Corp.	6,700	93,773
Takashimaya Co. Ltd.	18,955	199,517
Takeda Pharmaceutical Co. Ltd.	41,423	2,353,216
TDK Corp.	7,171	572,153
Teijin Ltd.	11,050	246,155

Terumo Corp.	77,200	3,658,735
THK Co. Ltd.	7,008	263,092
Tobu Railway Co. Ltd.	11,398	368,216
Toho Co. Ltd.	6,646	230,332
Toho Gas Co. Ltd.	4,718	129,386
Tohoku Electric Power Co., Inc.	25,459	325,595
Tokio Marine Holdings, Inc.	39,515	1,802,943
Tokyo Electric Power Co. Holdings, Inc.*	84,458	334,309
Tokyo Electron Ltd.	9,136	1,654,088
Tokyo Gas Co. Ltd.	21,842	499,841
Tokyo Tatemono Co. Ltd.	11,300	152,639
Tokyu Corp.	32,005	510,717
Tokyu Fudosan Holdings Corp.	28,992	209,705
Toppan Printing Co. Ltd.	33,910	306,672
Toray Industries, Inc.	422,374	3,982,892
Toshiba Corp.*	379,683	1,068,201
Tosoh Corp.	18,000	408,005
TOTO Ltd.	46,233	2,728,639
Toyo Seikan Group Holdings Ltd.	9,004	144,639
Toyo Suisan Kaisha Ltd.	5,656	241,701
Toyoda Gosei Co. Ltd.	3,542	90,126
Toyota Industries Corp.	9,518	611,585
Toyota Motor Corp.	152,150	9,740,031
Toyota Tsusho Corp.	12,414	499,645
Trend Micro, Inc.	6,782	384,619
Tsuruha Holdings, Inc.	2,100	285,529
Unicharm Corp.	24,682	641,721
United Urban Investment Corp. (REIT)	178	256,080
USS Co. Ltd.	13,210	279,734
West Japan Railway Co.	9,900	722,852
Yahoo Japan Corp. (x)	82,700	379,462
Yakult Honsha Co. Ltd.	5,407	407,894
Yamada Denki Co. Ltd. (x)	39,220	216,158
Yamaguchi Financial Group, Inc.	11,763	139,788
Yamaha Corp.	9,779	361,044
Yamaha Motor Co. Ltd.	16,632	545,420
Yamato Holdings Co. Ltd.	19,936	401,197
Yamazaki Baking Co. Ltd.	8,071	157,373
Yaskawa Electric Corp.	14,740	649,515
Yokogawa Electric Corp.	13,003	249,039
Yokohama Rubber Co. Ltd. (The) (x)	7,500	183,914

		248,741,516

Jersey (0.0%)
Randgold Resources Ltd.	5,320	532,245

Luxembourg (0.2%)
ArcelorMittal*	37,780	1,229,132
Eurofins Scientific SE	629	383,088
RTL Group SA (x)	2,148	172,858
SES SA (FDR)	23,645	369,100
Tenaris SA	28,151	444,505

		2,598,683

Macau (0.0%)
MGM China Holdings Ltd.	48,800	147,721

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA INTERNATIONAL CORE MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

	Number of Shares	Value (Note 1)

Wynn Macau Ltd.	90,800	$287,641

		435,362

Mexico (0.2%)
Fresnillo plc	14,164	273,275
Grupo Financiero Banorte SAB de CV, Class O	616,904	3,383,128
Grupo Financiero Inbursa SAB de CV, Class O	228,629	373,481

		4,029,884

Netherlands (3.8%)
ABN AMRO Group NV (CVA) (m)	120,701	3,895,741
Aegon NV	102,748	655,245
Akzo Nobel NV	67,831	5,942,880
Altice NV, Class A (x)*	28,742	301,615
ASML Holding NV	22,428	3,906,021
Boskalis Westminster	5,120	193,082
EXOR NV	6,319	387,433
Heineken Holding NV	6,478	641,164
Heineken NV	48,564	5,065,369
ING Groep NV	226,394	4,162,865
Koninklijke Ahold Delhaize NV	74,658	1,642,420
Koninklijke DSM NV	10,571	1,010,504
Koninklijke KPN NV	209,124	729,668
Koninklijke Philips NV	189,434	7,168,802
Koninklijke Vopak NV	4,370	191,749
NN Group NV	73,116	3,168,744
NXP Semiconductors NV*	20,161	2,360,651
Randstad Holding NV	6,670	410,074
Royal Dutch Shell plc, Class A	495,242	16,548,637
Royal Dutch Shell plc, Class B	218,242	7,391,532
Wolters Kluwer NV	17,591	917,713

		66,691,909

New Zealand (0.1%)
Auckland International Airport Ltd.	58,123	266,923
Fisher & Paykel Healthcare Corp. Ltd.	33,247	338,117
Fletcher Building Ltd.	41,809	225,188
Mercury NZ Ltd.	46,716	111,573
Meridian Energy Ltd.	80,354	166,570
Ryman Healthcare Ltd.	17,319	129,981
Spark New Zealand Ltd.	119,348	307,032

		1,545,384

Norway (0.9%)
DNB ASA	289,653	5,365,774
Gjensidige Forsikring ASA	12,053	227,390
Marine Harvest ASA (x)*	24,506	414,870
Norsk Hydro ASA	482,333	3,662,761
Orkla ASA	44,717	474,096
Schibsted ASA, Class B	5,490	145,765
Statoil ASA	67,031	1,430,326
Statoil ASA (ADR)	148,560	3,182,155
Telenor ASA	43,743	937,129
Yara International ASA	10,212	468,524

		16,308,790

Peru (0.1%)
Credicorp Ltd.	5,998	1,244,165

Portugal (0.1%)
EDP – Energias de Portugal SA	151,049	522,866
Galp Energia SGPS SA	27,345	502,812
Jeronimo Martins SGPS SA	15,122	293,844

		1,319,522

Singapore (1.1%)
Ascendas REIT (REIT)	134,766	274,077
CapitaLand Commercial Trust (REIT)	165,804	239,263
CapitaLand Ltd.	148,202	391,157
CapitaLand Mall Trust (REIT)	144,167	229,598
City Developments Ltd.	16,680	155,769
ComfortDelGro Corp. Ltd.	110,350	163,365
DBS Group Holdings Ltd.	578,260	10,744,148
Genting Singapore plc	366,738	359,211
Global Logistic Properties Ltd.	156,100	393,328
Golden Agri-Resources Ltd. (x)	271,013	74,975
Jardine Cycle & Carriage Ltd.	5,976	181,722
Keppel Corp. Ltd.	82,885	455,497
Oversea-Chinese Banking Corp. Ltd.	183,352	1,698,554
SATS Ltd.	43,300	168,350
Sembcorp Industries Ltd. (x)	51,812	117,380
Singapore Airlines Ltd.	35,982	287,060
Singapore Exchange Ltd.	47,502	264,245
Singapore Press Holdings Ltd. (x)	101,323	200,760
Singapore Technologies Engineering Ltd.	88,919	216,738
Singapore Telecommunications Ltd.	475,719	1,269,817
StarHub Ltd.	45,724	97,434
Suntec REIT (REIT)	136,500	219,429
United Overseas Bank Ltd.	79,221	1,566,709
UOL Group Ltd.	32,274	214,042
Wilmar International Ltd.	97,955	226,312

		20,208,940

South Africa (0.1%)
Investec plc	39,659	286,469
Mediclinic International plc (x)	23,791	208,629
Mondi plc	22,063	575,213

		1,070,311

South Korea (0.5%)
Hyundai Mobis Co. Ltd.*	9,733	2,391,088
NAVER Corp.*	1,071	870,366
Samsung Electronics Co. Ltd.	2,673	6,361,967

		9,623,421

Spain (2.2%)
Abertis Infraestructuras SA	38,477	856,391
ACS Actividades de Construccion y Servicios SA	13,650	534,249
Aena SME SA (m)	3,982	807,449
Amadeus IT Group SA	141,799	10,226,967
Banco Bilbao Vizcaya Argentaria SA	388,524	3,315,405

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA INTERNATIONAL CORE MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

	Number of Shares	Value (Note 1)

Banco de Sabadell SA	320,532	$636,881
Banco Santander SA	1,341,945	8,821,917
Bankia SA	58,720	280,905
Bankinter SA	41,539	393,940
CaixaBank SA	211,060	984,852
Enagas SA	14,109	404,088
Endesa SA	18,338	392,861
Ferrovial SA	28,413	645,179
Gas Natural SDG SA	20,367	470,419
Grifols SA	17,024	498,911
Iberdrola SA	331,298	2,567,901
Industria de Diseno Textil SA	63,560	2,215,043
Mapfre SA	63,384	203,665
Red Electrica Corp. SA	24,703	554,562
Repsol SA	70,823	1,252,985
Siemens Gamesa Renewable Energy SA (x)	14,594	200,146
Telefonica SA	264,188	2,575,511

		38,840,227

Sweden (1.7%)
Alfa Laval AB	17,807	420,694
Arjo AB, Class B*	74,628	212,973
Assa Abloy AB, Class B	189,277	3,931,782
Atlas Copco AB, Class A	39,128	1,689,500
Atlas Copco AB, Class B	22,232	852,627
Boliden AB	16,315	558,080
Electrolux AB	14,460	465,894
Essity AB, Class B*	35,302	1,002,714
Getinge AB, Class B	175,527	2,546,319
Hennes & Mauritz AB, Class B (x)	56,484	1,165,747
Hexagon AB, Class B	15,357	769,245
Husqvarna AB, Class B	24,111	229,556
ICA Gruppen AB	4,300	156,157
Industrivarden AB, Class C	9,665	238,588
Investor AB, Class B	26,461	1,206,746
Kinnevik AB, Class B	13,653	461,530
L E Lundbergforetagen AB, Class B	2,437	182,112
Lundin Petroleum AB*	11,077	253,595
Nordea Bank AB	176,987	2,142,460
Sandvik AB	65,698	1,150,882
Securitas AB, Class B	17,053	297,691
Skandinaviska Enskilda Banken AB, Class A	90,315	1,060,250
Skanska AB, Class B	20,433	423,451
SKF AB, Class B	22,010	488,867
Svenska Handelsbanken AB, Class A	88,983	1,217,088
Swedbank AB, Class A	52,587	1,268,663
Swedish Match AB	10,155	400,104
Tele2 AB, Class B	18,285	224,687
Telefonaktiebolaget LM Ericsson, Class B	362,619	2,380,446
Telia Co. AB	150,467	670,426
Volvo AB, Class B	90,815	1,690,513

		29,759,387

Switzerland (7.2%)
ABB Ltd. (Registered)	107,384	2,878,413

Adecco Group AG (Registered)*	9,474	724,805
Baloise Holding AG (Registered)	2,843	442,591
Barry Callebaut AG (Registered)*	128	267,047
Chocoladefabriken Lindt & Spruengli AG	64	390,784
Chocoladefabriken Lindt & Spruengli AG (Registered)	6	433,999
Cie Financiere Richemont SA (Registered)	52,394	4,747,694
Clariant AG (Registered)*	13,539	378,611
Coca-Cola HBC AG*	10,719	350,229
Credit Suisse Group AG (Registered)*	518,963	9,266,721
Credit Suisse Group AG (ADR)*	176,643	3,153,077
Dufry AG (Registered)*	2,158	320,893
EMS-Chemie Holding AG (Registered)	501	334,446
Ferguson plc	41,910	3,015,969
Geberit AG (Registered)	2,158	950,277
Givaudan SA (Registered)	538	1,243,343
Glencore plc*	712,939	3,754,041
Julius Baer Group Ltd.*	108,032	6,607,530
Kuehne + Nagel International AG (Registered)	3,213	568,775
LafargeHolcim Ltd. (Registered)*	26,523	1,495,653
Lonza Group AG (Registered)*	4,339	1,172,414
Nestle SA (Registered)	294,177	25,298,407
Novartis AG (Registered)	178,603	15,102,763
Novartis AG (ADR)	48,151	4,042,758
Pargesa Holding SA	1,595	138,311
Partners Group Holding AG (x)	1,001	686,200
Roche Holding AG	78,051	19,744,031
Schindler Holding AG	2,372	545,990
Schindler Holding AG (Registered)	1,257	284,436
SGS SA (Registered)	311	810,971
Sika AG	283	2,247,853
Sonova Holding AG (Registered)	2,961	462,481
STMicroelectronics NV	37,140	811,259
Straumann Holding AG (Registered)	583	411,920
Swatch Group AG (The)	1,820	742,232
Swatch Group AG (The) (Registered)	3,496	267,281
Swiss Life Holding AG (Registered)*	1,936	685,433
Swiss Prime Site AG (Registered)*	3,965	366,207
Swiss Re AG	18,326	1,716,094
Swisscom AG (Registered)	1,544	821,555
UBS Group AG (Registered)*	372,010	6,848,847
Vifor Pharma AG (x)	2,560	328,128
Zurich Insurance Group AG	8,818	2,683,995

		127,544,464

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA INTERNATIONAL CORE MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

	Number of Shares	Value (Note 1)

Taiwan (0.9%)
Advanced Semiconductor Engineering, Inc. (ADR)	421,691	$2,732,558
Hon Hai Precision Industry Co. Ltd.	980,800	3,137,663
MediaTek, Inc.	101,000	997,832
Taiwan Semiconductor Manufacturing Co. Ltd.	481,000	3,709,512
Taiwan Semiconductor Manufacturing Co. Ltd. (ADR)	133,877	5,308,223

		15,885,788

Turkey (0.1%)
Akbank Turk A/S	724,585	1,882,908

United Kingdom (11.6%)
3i Group plc	56,453	696,270
Admiral Group plc	11,187	302,385
Anglo American plc	195,751	4,095,223
Ashtead Group plc	136,250	3,664,442
Associated British Foods plc	20,326	773,897
AstraZeneca plc	121,355	8,390,628
Auto Trader Group plc (m)	54,055	257,482
Aviva plc	234,908	1,606,421
Babcock International Group plc	14,349	136,679
BAE Systems plc	185,308	1,433,609
Barclays plc	2,204,563	6,045,253
Barratt Developments plc	58,091	507,844
Berkeley Group Holdings plc	7,190	407,427
BP plc	1,150,946	8,122,495
British American Tobacco plc	159,738	10,822,333
British Land Co. plc (The) (REIT)	54,157	505,625
BT Group plc	491,199	1,801,894
Bunzl plc	19,160	536,003
Burberry Group plc	87,680	2,121,390
Capita plc	39,305	212,748
Centrica plc	338,117	626,786
CNH Industrial NV	57,698	773,287
Cobham plc*	131,529	224,288
Coca-Cola European Partners plc	13,380	533,474
Compass Group plc	199,898	4,318,276
ConvaTec Group plc (m)	71,676	198,869
Croda International plc	33,707	2,013,341
DCC plc	5,470	551,314
Diageo plc	417,956	15,377,264
Direct Line Insurance Group plc	80,440	414,549
easyJet plc	10,806	213,594
Experian plc	129,555	2,861,670
Fiat Chrysler Automobiles NV*	62,703	1,121,742
G4S plc	88,134	317,714
GKN plc	101,770	438,871
GlaxoSmithKline plc	286,590	5,117,275
Hammerson plc (REIT)	43,775	323,292
Hargreaves Lansdown plc	15,029	365,651
HSBC Holdings plc	1,718,495	17,793,813
IMI plc	16,758	301,602
Imperial Brands plc	141,902	6,065,707
InterContinental Hotels Group plc	19,069	1,214,954

International Consolidated Airlines Group SA	38,942	338,099
Intertek Group plc	42,747	2,995,401
ITV plc	1,145,145	2,558,824
J Sainsbury plc	82,144	267,729
John Wood Group plc	40,607	356,366
Johnson Matthey plc	11,583	480,893
Kingfisher plc	126,793	578,107
Land Securities Group plc (REIT)	42,338	576,200
Legal & General Group plc	354,436	1,307,855
Lloyds Banking Group plc	4,192,399	3,852,446
London Stock Exchange Group plc	18,214	932,761
Marks & Spencer Group plc (x)	94,135	400,099
Meggitt plc	44,550	290,039
Merlin Entertainments plc	40,761	199,716
Micro Focus International plc	25,086	854,537
National Grid plc	199,208	2,353,675
Next plc	7,798	476,413
Old Mutual plc	293,860	919,282
Pagegroup plc	461,246	2,911,362
Pearson plc	48,808	485,010
Persimmon plc	18,201	672,838
Prudential plc	307,773	7,918,109
Reckitt Benckiser Group plc	76,281	7,125,933
RELX NV	177,560	4,083,014
RELX plc	62,172	1,459,743
Rio Tinto Ltd.	24,560	1,452,742
Rio Tinto plc	71,938	3,828,750
Rio Tinto plc (ADR)	54,828	2,902,046
Rolls-Royce Holdings plc*	247,143	2,826,271
Rolls-Royce Holdings plc (Preference) (q)(r)*	11,982,954	16,179
Royal Bank of Scotland Group plc*	209,401	785,969
Royal Mail plc	56,509	345,238
RSA Insurance Group plc	59,599	508,958
Sage Group plc (The)	62,023	668,248
Schroders plc	7,468	354,515
Segro plc (REIT)	60,070	476,078
Severn Trent plc	13,862	404,635
Sky plc*	61,455	839,692
Smith & Nephew plc	51,863	901,894
Smiths Group plc	22,700	456,661
SSE plc	58,109	1,035,617
St James’s Place plc	30,732	508,702
Standard Chartered plc*	191,796	2,020,095
Standard Life Aberdeen plc	153,355	903,990
Taylor Wimpey plc	184,322	513,652
Tesco plc	485,043	1,370,338
Travis Perkins plc	15,405	325,921
Unilever NV (CVA)	94,918	5,347,581
Unilever plc	73,578	4,098,327
United Utilities Group plc	42,016	470,558
Vodafone Group plc	1,553,876	4,930,219
Weir Group plc (The)	12,519	358,841
Whitbread plc	43,760	2,363,303
Wm Morrison Supermarkets plc (x)	126,652	376,027
Worldpay Group plc (m)	115,440	663,969

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA INTERNATIONAL CORE MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

	Number of Shares	Value (Note 1)

WPP plc	247,589	$4,482,725

		204,539,573

United States (2.2%)
Accenture plc, Class A	33,773	5,170,309
Carnival Corp.	61,616	4,089,454
Carnival plc	11,169	737,705
Core Laboratories NV	30,781	3,372,058
Everest Re Group Ltd.	13,951	3,086,798
ICON plc*	46,891	5,258,826
Invesco Ltd.	50,900	1,859,886
Mettler-Toledo International, Inc.*	3,613	2,238,326
QIAGEN NV*	57,303	1,800,693
Shire plc	207,793	10,941,517
Yum China Holdings, Inc.	18,849	754,337

		39,309,909

Total Common Stocks (79.3%) (Cost $970,401,172)		1,400,178,318

EXCHANGE TRADED FUNDS (ETF):
iShares China Large-Cap ETF	134,110	6,191,859
iShares Core MSCI EAFE ETF	298,300	19,714,647
iShares Core MSCI Emerging Markets ETF	28,900	1,644,410
iShares Currency Hedged MSCI Japan ETF (x)	267,075	8,904,280
iShares Latin America 40 ETF (x)	54,347	1,857,037
iShares MSCI Australia ETF (x)	89,315	2,069,428
iShares MSCI Austria ETF (x)	83,537	2,058,352
iShares MSCI Belgium ETF	77,097	1,620,579
iShares MSCI BRIC ETF	9,916	441,163
iShares MSCI Canada ETF	26,258	778,287
iShares MSCI EAFE ETF	228,466	16,063,444
iShares MSCI EAFE Small-Cap ETF	16,500	1,064,250
iShares MSCI France ETF (x)	133,767	4,176,206
iShares MSCI Germany ETF (x)	310,810	10,262,946
iShares MSCI Hong Kong ETF (x)	10,677	271,409
iShares MSCI Indonesia ETF (x)	22,100	628,303
iShares MSCI Ireland ETF (x)	27,600	1,324,524
iShares MSCI Israel ETF (x)	31,500	1,615,635
iShares MSCI Italy ETF (x)	283,624	8,633,515
iShares MSCI Japan ETF	196,070	11,750,475
iShares MSCI Malaysia ETF (x)	11,464	377,968
iShares MSCI Mexico ETF(x)	11,748	579,059
iShares MSCI Netherlands ETF	19,893	631,205
iShares MSCI New Zealand ETF (x)	36,200	1,718,414
iShares MSCI Norway ETF (x)	48,300	1,246,000
iShares MSCI Pacific ex Japan ETF (x)	63,692	3,044,478
iShares MSCI Poland ETF	12,000	325,080
iShares MSCI Singapore ETF (x)	51,963	1,347,401
ISHARES MSCI SOUTH KOREA ETF (x)	3,600	269,748
iShares MSCI Spain ETF (x)	121,821	3,992,074

iShares MSCI Sweden ETF (x)	10,003	339,102
iShares MSCI Switzerland ETF (x)	13,900	494,562
iShares MSCI Thailand ETF (x)	3,868	357,790
iShares MSCI Turkey ETF (x)	12,184	529,517
iShares MSCI United Kingdom ETF (x)	33,200	1,189,224
SPDR EURO STOXX 50 ETF (x)	19,964	812,734
SPDR S&P Emerging Asia Pacific ETF	30,679	3,208,410
Vanguard FTSE Developed Markets ETF	190,900	8,563,774
Vanguard FTSE Emerging Markets ETF	147,400	6,767,134
Vanguard FTSE Europe ETF (x)	681,800	40,328,470
Vanguard FTSE Pacific ETF	88,300	6,437,070
WisdomTree Japan Hedged Equity Fund (x)	89,125	5,287,786
Xtrackers MSCI Japan Hedged Equity ETF (x)	85,050	3,749,854

Total Exchange Traded Funds (10.9%) (Cost $151,712,988)		192,667,603

	Number of Rights	Value (Note 1)
RIGHTS:
Spain (0.0%)
Repsol SA, expiring 1/5/18* (Cost $32,042)	70,823	32,207

	Number of Shares	Value (Note 1)
SHORT-TERM INVESTMENTS:
Investment Company (0.0%)
JPMorgan Prime Money Market Fund, IM Shares	1	1

	Principal Amount	Value (Note 1)
Repurchase Agreements (3.7%)
Bank of Nova Scotia (The), 1.39%, dated 12/29/17, due 1/2/18, repurchase price $2,000,309, collateralized by various U.S. Government Treasury Securities, ranging from 0.000%-3.750%, maturing 1/11/18-2/15/47; total market value $2,041,678. (xx)	$2,000,000	2,000,000
Citigroup Global Markets Ltd., 1.40%, dated 12/29/17, due 1/2/18, repurchase price $2,000,311, collateralized by various Foreign Government Agency Securities, ranging from 1.625%-2.500%, maturing 3/16/21-7/29/25, U.S. Government Treasury Securities, ranging from 0.875%-7.250%, maturing from 8/15/20-2/15/47; total market value $2,040,000. (xx)	2,000,000	2,000,000

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA INTERNATIONAL CORE MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

	Principal Amount	Value (Note 1)

Citigroup Global Markets, Inc., 1.60%, dated 12/29/17, due 1/2/18, repurchase price $6,001,067, collateralized by various Common Stocks; total market value $6,600,002. (xx)	$6,000,000	$6,000,000
Citigroup Global Markets, Inc., 1.60%, dated 12/29/17, due 1/2/18, repurchase price $10,001,778, collateralized by various Common Stocks; total market value $11,000,004. (xx)	10,000,000	10,000,000
Deutsche Bank AG, 1.81%, dated 12/29/17, due 1/2/18, repurchase price $6,501,307, collateralized by various Common Stocks, U.S. Government Treasury Securities, ranging from 1.875%-2.250%, maturing 4/30/22-8/15/46; total market value $7,229,438. (xx)	6,500,000	6,500,000
Deutsche Bank AG, 1.81%, dated 12/29/17, due 1/2/18, repurchase price $5,301,066, collateralized by various Common Stocks, U.S. Government Treasury Securities, ranging from 1.875%-2.250%, maturing 4/30/22-8/15/46; total market value $5,894,773. (xx)	5,300,000	5,300,000
Deutsche Bank AG, 1.81%, dated 12/29/17, due 1/2/18, repurchase price $3,600,724, collateralized by various Common Stocks, U.S. Government Treasury Securities, ranging from 1.875%-2.250%, maturing 4/30/22-8/15/46; total market value $4,003,997. (xx)	3,600,000	3,600,000
Deutsche Bank AG, 1.55%, dated 12/29/17, due 1/2/18, repurchase price $4,600,792, collateralized by various Corporate Bonds, ranging from 1.750%-1.875%, maturing 9/5/19-4/14/22, Foreign Government Agency Securities, ranging from 1.875%-2.000%, maturing 3/15/19-5/2/25; total market value $4,692,003. (xx)	4,600,000	4,600,000
Deutsche Bank AG, 1.81%, dated 12/29/17, due 1/2/18, repurchase price $900,181, collateralized by various Common Stocks, U.S. Government Treasury Securities, ranging from 1.875%-2.250%, maturing 4/30/22-8/15/46; total market value $1,000,999. (xx)	900,000	900,000

NBC Global Finance Ltd., 1.59%, dated 12/29/17, due 1/2/18, repurchase price $4,900,866, collateralized by various Common Stocks; total market value $5,450,891. (xx)	4,900,000	4,900,000
NBC Global Finance Ltd., 1.59%, dated 12/29/17, due 1/2/18, repurchase price $5,701,007, collateralized by various Common Stocks; total market value $6,340,832. (xx)	5,700,000	5,700,000
NBC Global Finance Ltd., 1.59%, dated 12/29/17, due 1/2/18, repurchase price $5,701,007, collateralized by various Common Stocks; total market value $6,340,832. (xx)	5,700,000	5,700,000
RBS Securities, Inc., 1.37%, dated 12/29/17, due 1/2/18, repurchase price $939,698, collateralized by various U.S. Government Treasury Securities, ranging from 1.750%-1.875%, maturing 2/28/22-9/30/22; total market value $958,352. (xx)	939,555	939,555
Societe Generale SA, 1.32%, dated 12/29/17, due 1/5/18, repurchase price $7,001,797, collateralized by various U.S. Government Treasury Securities, ranging from 0.000%-8.125%, maturing 2/28/19-2/15/44; total market value $7,140,000. (xx)	7,000,000	7,000,000

Total Repurchase Agreements		65,139,555

Total Short-Term Investments (3.7%) (Cost $65,139,556)		65,139,556

Total Investments in Securities (93.9%) (Cost $1,187,285,758)		1,658,017,684
Other Assets Less Liabilities (6.1%)		107,747,349

Net Assets (100%)		$1,765,765,033

*	Non-income producing.
‡	All, or a portion, of the security is an affiliated company as defined under the Investment Company Act of 1940.
(m)	Regulation S is an exemption for securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. Resale restrictions may apply for purposes of the Securities Act of 1933. At December 31, 2017, the market value of these securities amounted to $8,850,913 or 0.5% of net assets.
(q)	Preference Shares are a special type of equity investment that shares in the earnings of the company, has limited voting rights, and receives a greater dividend than applicable Common Shares.
(r)	Value determined using significant unobservable inputs.

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA INTERNATIONAL CORE MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

(x)	All or a portion of security is on loan at December 31, 2017.
(xx)	At December 31, 2017, the Portfolio had loaned securities with a total value of $65,511,044. This was secured by cash collateral of $65,139,555 which was subsequently invested in joint repurchase agreements with a total value of $65,139,555, as detailed in the Notes to the Financial Statements, for which the Portfolio has a proportionate interest as reported in the Portfolio of Investments as Repurchase Agreements, and $2,131,817 collateralized by various U.S. Government Treasury Securities, ranging from 0.000% – 8.000%, maturing 1/4/18 – 5/15/47.

Glossary:

ADR	— American Depositary Receipt
AUD	— Australian Dollar
CHDI	— Clearing House Electronic Subregister System (CHESS)
Depository Interest
CVA	— Dutch Certification
EUR	— European Currency Unit
FDR	— Finnish Depositary Receipt
GBP	— British Pound
JPY	— Japanese Yen
REIT	— Real Estate Investment Trust
RNC	— Risparmio Non-Convertible Savings Shares
SDR	— Swedish Depositary Receipt
USD	— United States Dollar

Sector Weightings as of December 31, 2017	Market Value	% of Net Assets
Financials	$301,222,986	17.0%
Exchange Traded Funds	192,667,603	10.9
Industrials	186,813,211	10.6
Consumer Discretionary	183,599,303	10.4
Consumer Staples	163,056,745	9.2
Health Care	153,671,980	8.7
Information Technology	123,156,403	7.0
Materials	114,391,626	6.5
Energy	71,327,179	4.0
Repurchase Agreements	65,139,555	3.7
Telecommunication Services	40,068,909	2.3
Real Estate	34,990,301	2.0
Utilities	27,911,882	1.6
Investment Company	1	0.0 #
Cash and Other	107,747,349	6.1

		100.0%

#	Less than 0.05%.

Investments in companies which were affiliates for the year ended December 31, 2017, were as follows:

Security Description	Shares at December 31, 2017	Market Value December 31, 2016 ($)	Purchases at Cost ($)	Proceeds from Sales ($)	Net Realized Gain (Loss) ($)	Change in Unrealized Appreciation/ (Depreciation) ($)	Market Value December 31, 2017 ($)	Dividend/ Interest Income ($)	Capital Gain Distributions ($)
AXA SA	113,005	3,137,949	—	(313,890)	90,948	438,788	3,353,795	129,600	—

Futures contracts outstanding as of December 31, 2017 (Note 1) :

Description	Number of Contracts	Expiration Date	Trading Currency	Notional Amount ($)	Value and Unrealized Appreciation (Depreciation) ($)
Long Contracts
EURO STOXX 50 Index	1,541	3/2018	EUR	64,584,482	(1,460,853)
FTSE 100 Index	411	3/2018	GBP	42,384,150	1,219,203
SPI 200 Index	142	3/2018	AUD	16,674,722	80,899
TOPIX Index	252	3/2018	JPY	40,637,586	794,127

					633,376

Forward foreign currency contracts outstanding as of December 31, 2017 (Note 1) :

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation) ($)
AUD	1,661,635	USD	1,247,501	BNP Paribas	3/16/2018	48,814
EUR	4,195,113	USD	4,961,258	BNP Paribas	3/16/2018	94,033
EUR	1,083,313	USD	1,286,568	Standard Chartered Bank	3/16/2018	18,871
GBP	2,028,985	USD	2,723,507	BNP Paribas	3/16/2018	22,457

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA INTERNATIONAL CORE MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation) ($)
GBP	374,579	USD	505,362	Standard Chartered Bank	3/16/2018	1,581
JPY	323,196,146	USD	2,862,309	BNP Paribas	3/16/2018	16,530

Total unrealized appreciation						202,286

USD	74,251	JPY	8,390,448	Brown Brothers Harriman & Co.	1/4/2018	(219)
JPY	118,274,792	USD	1,060,644	National Australia Bank Limited	3/16/2018	(7,122)
USD	952,812	EUR	804,000	National Australia Bank Limited	3/16/2018	(16,043)
USD	628,091	JPY	70,592,638	Standard Chartered Bank	3/16/2018	(706)

Total unrealized depreciation						(24,090)

Net unrealized appreciation						178,196

Foreign cash on the statement of assets and liabilities is maintained at JPMorgan or its affiliates and is comprised of the following (in USD): AUD 15,034,879, CAD 4,629, CHF 6,004, DKK 19,490, EUR 59,807,089, GBP 38,065,136, HKD 73,909, ILS 9,089, JPY 37,593,858, NOK 16,660, NZD 7,036, SEK 38,733, and SGD 23,415.

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2017:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Common Stocks
Consumer Discretionary	$8,242,309	$175,356,994	$—	$183,599,303
Consumer Staples	1,640,850	161,415,895	—	163,056,745
Energy	8,151,143	63,143,829	—	71,294,972
Financials	30,279,322	270,943,664	—	301,222,986
Health Care	12,543,009	141,128,971	—	153,671,980
Industrials	7,138,831	179,658,201	16,179	186,813,211
Information Technology	29,621,661	93,534,742	—	123,156,403
Materials	4,649,114	109,742,512	—	114,391,626
Real Estate	470,371	34,519,930	—	34,990,301
Telecommunication Services	1,715,322	38,353,587	—	40,068,909
Utilities	—	27,911,882	—	27,911,882
Exchange Traded Funds	192,667,603	—	—	192,667,603
Forward Currency Contracts	—	202,286	—	202,286
Futures	2,094,229	—	—	2,094,229
Rights
Energy	—	32,207	—	32,207
Short-Term Investments
Investment Company	1	—	—	1
Repurchase Agreements	—	65,139,555	—	65,139,555

Total Assets	$299,213,765	$1,361,084,255	$16,179	$1,660,314,199

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA INTERNATIONAL CORE MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total

Liabilities:
Forward Currency Contracts	$—	$(24,090)	$—	$(24,090)
Futures	(1,460,853)	—	—	(1,460,853)

Total Liabilities	$(1,460,853)	$(24,090)	$—	$(1,484,943)

Total	$297,752,912	$1,361,060,165	$16,179	$1,658,829,256

There were no transfers between Levels 1, 2 or 3 during the year ended December 31, 2017.

Fair Values of Derivative Instruments as of December 31, 2017:

	Statement of Assets and Liabilities
Derivatives Not Accounted for as Hedging Instrument^	Asset Derivatives	Fair Value
Foreign exchange contracts	Receivables	$202,286
Equity contracts	Receivables, Net assets – Unrealized appreciation	2,094,229	*

		$2,296,515

	Liability Derivatives
Foreign exchange contracts	Payables	$(24,090)
Equity contracts	Payables, Net assets – Unrealized depreciation	(1,460,853	)*

		$(1,484,943)

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Portfolio of Investments. Only variation margin is reported within the Statement of Assets & Liabilities.

The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2017:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instrument^	Futures	Forward Foreign Currency Contracts	Total
Foreign exchange contracts	$—	$622,250	$622,250
Equity contracts	22,082,087	—	22,082,087

Total	$22,082,087	$622,250	$22,704,337

Amount of Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instrument^	Futures	Forward Foreign Currency Contracts	Total
Foreign exchange contracts	$—	$365,791	$365,791
Equity contracts	(3,172,548)	—	(3,172,548)

Total	$(3,172,548)	$365,791	$(2,806,757)

^ This Portfolio held forward foreign currency contracts and futures contracts as a substitute for investing in conventional securities, hedging and in an attempt to enhance returns.

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA INTERNATIONAL CORE MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

The Portfolio held forward foreign currency contracts with an average settlement value of approximately $14,387,000 and futures contracts with an average notional balance of approximately $147,686,000 during the year ended December 31, 2017.

The following table presents the Portfolio’s gross derivative assets and liabilities by counterparty net of amounts available for offset under netting arrangements and any related collateral received or pledged by the Portfolio as of December 31, 2017:

Counterparty	Gross Amount of Derivative Assets Presented in the Statement of Assets and Liabilities (a)	Derivatives Available for Offset	Collateral Received	Net Amount Due from Counterparty
BNP Paribas	$181,834	$—	$—	$181,834
Standard Chartered Bank	20,452	(706)	—	19,746

Total	$202,286	$(706)	$—	$201,580

Counterparty	Gross Amount of Derivative Liabilities Presented in the Statement of Assets and Liabilities (a)	Derivatives Available for Offset	Collateral Pledged	Net Amount Due to Counterparty
Brown Brothers Harriman & Co.	$219	$—	$—	$219
National Australia Bank Limited	23,165	—	—	23,165
Standard Chartered Bank	706	(706)	—	—

Total	$24,090	$(706)	$—	$23,384

(a)	For financial reporting purposes the Portfolio does not offset derivative assets and derivative liabilities subject to master netting arrangements in the Statement of Assets and Liabilities.

Investment security transactions for the year ended December 31, 2017 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities (affiliated 2%)*	$113,692,525
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities (affiliated 4%)*	$250,385,846

* During the year ended December 31, 2017, the Portfolio engaged in purchases and sales of securities pursuant to Rule 17a-7 of the 1940 Act (amount is percentage of total Purchases and/or Sales).

As of December 31, 2017, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments in securities and derivative instruments, if applicable, for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$491,516,681
Aggregate gross unrealized depreciation	(57,908,055)

Net unrealized appreciation	$433,608,626

Federal income tax cost of investments in securities and derivative instruments, if applicable	$1,225,220,630

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA INTERNATIONAL CORE MANAGED VOLATILITY PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2017

ASSETS
Investments in Securities, at value (x):
Affiliated Issuers (Cost $2,261,569)	$3,353,795
Unaffiliated Issuers (Cost $1,119,884,634)	1,589,524,334
Repurchase Agreements (Cost $65,139,555)	65,139,555
Cash	12,296,870
Foreign cash (Cost $149,194,731)	150,699,927
Cash held as collateral at broker	8,230,870
Dividends, interest and other receivables	3,229,877
Receivable for securities sold	1,393,978
Unrealized appreciation on forward foreign currency contracts	202,286
Securities lending income receivable	73,730
Receivable from Separate Accounts for Portfolio shares sold	53,241
Other assets	85,665

Total assets	1,834,284,128

LIABILITIES
Payable for return of collateral on securities loaned	65,139,555
Payable for securities purchased	1,396,083
Investment management fees payable	875,054
Distribution fees payable – Class IB	267,617
Administrative fees payable	180,022
Payable to Separate Accounts for Portfolio shares redeemed	164,964
Due to broker for futures variation margin	130,947
Trustees’ fees payable	32,318
Unrealized depreciation on forward foreign currency contracts	24,090
Due to Custodian	7,327
Distribution fees payable – Class IA	4,759
Accrued expenses	296,359

Total liabilities	68,519,095

NET ASSETS	$1,765,765,033

Net assets were comprised of:
Paid in capital	$1,407,095,058
Accumulated undistributed net investment income (loss)	(7,286,072)
Accumulated undistributed net realized gain (loss)	(107,163,677)
Net unrealized appreciation (depreciation)	473,119,724

Net assets	$1,765,765,033

Class IA
Net asset value, offering and redemption price per share, $21,840,663 / 1,929,217 shares outstanding (unlimited amount authorized: $0.01 par value)	$11.32

Class IB
Net asset value, offering and redemption price per share, $1,273,795,429 / 112,381,544 shares outstanding (unlimited amount authorized: $0.01 par value)	$11.33

Class K
Net asset value, offering and redemption price per share, $470,128,941 / 41,413,047 shares outstanding (unlimited amount authorized: $0.01 par value)	$11.35

(x)	Includes value of securities on loan of $65,511,044.

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2017

INVESTMENT INCOME
Dividends ($129,600 of dividend income received from affiliates) (net of $3,293,975 foreign withholding tax)	$41,702,582
Interest	107,257
Securities lending (net)	1,038,220

Total income	42,848,059

EXPENSES
Investment management fees	10,028,174
Distribution fees – Class IB	3,031,612
Administrative fees	2,071,728
Custodian fees	744,802
Professional fees	173,829
Printing and mailing expenses	141,378
Distribution fees – Class IA	54,133
Trustees’ fees	39,462
Miscellaneous	128,462

Total expenses	16,413,580

NET INVESTMENT INCOME (LOSS)	26,434,479

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Investments in securities ($90,948 of realized gain (loss) from affiliates)	35,244,193
Futures contracts	22,082,087
Forward foreign currency contracts	622,250
Foreign currency transactions	424,451

Net realized gain (loss)	58,372,981

Change in unrealized appreciation (depreciation) on:
Investments in securities ($438,788 of change in unrealized appreciation (depreciation) from affiliates)	295,606,536
Futures contracts	(3,172,548)
Forward foreign currency contracts	365,791
Foreign currency translations	12,218,714

Net change in unrealized appreciation (depreciation)	305,018,493

NET REALIZED AND UNREALIZED GAIN (LOSS)	363,391,474

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$389,825,953

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA INTERNATIONAL CORE MANAGED VOLATILITY PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2017	2016
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$26,434,479	$28,936,692
Net realized gain (loss)	58,372,981	(48,610,714)
Net change in unrealized appreciation (depreciation)	305,018,493	19,966,426

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	389,825,953	292,404

DIVIDENDS:
Dividends from net investment income
Class IA	(358,374)	(56,586)
Class IB	(19,758,158)	(3,239,431)
Class K	(8,337,457)	(2,218,944)

TOTAL DIVIDENDS	(28,453,989)	(5,514,961)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 163,437 and 178,703 shares, respectively ]	1,689,785	1,583,475
Capital shares issued in reinvestment of dividends [ 32,199 and 6,236 shares, respectively ]	358,374	56,586
Capital shares repurchased [ (385,792) and (408,905) shares, respectively ]	(4,135,458)	(3,624,006)

Total Class IA transactions	(2,087,299)	(1,983,945)

Class IB
Capital shares sold [ 3,587,425 and 2,524,162 shares, respectively ]	37,140,859	22,240,524
Capital shares issued in reinvestment of dividends [ 1,773,116 and 356,623 shares, respectively ]	19,758,158	3,239,431
Capital shares repurchased [ (15,266,837) and (14,603,276) shares, respectively ]	(158,670,402)	(129,808,288)

Total Class IB transactions	(101,771,385)	(104,328,333)

Class K
Capital shares sold [ 370,584 and 442,609 shares, respectively ]	3,763,378	3,879,360
Capital shares issued in reinvestment of dividends [ 747,135 and 243,981 shares, respectively ]	8,337,457	2,218,944
Capital shares repurchased [ (4,653,004) and (5,876,964) shares, respectively ]	(48,483,614)	(52,208,502)

Total Class K transactions	(36,382,779)	(46,110,198)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	(140,241,463)	(152,422,476)

TOTAL INCREASE (DECREASE) IN NET ASSETS	221,130,501	(157,645,033)
NET ASSETS:
Beginning of year	1,544,634,532	1,702,279,565

End of year (a)	$1,765,765,033	$1,544,634,532

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$(7,286,072)	$(6,613,154)

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA INTERNATIONAL CORE MANAGED VOLATILITY PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class IA	2017	2016	2015	2014	2013
Net asset value, beginning of year	$9.11	$9.11	$9.53	$10.31	$8.85

Income (loss) from investment operations:
Net investment income (loss) (e)	0.16	0.16	0.14	0.10	0.09
Net realized and unrealized gain (loss)	2.23	(0.13)	(0.55)	(0.74)	1.45

Total from investment operations	2.39	0.03	(0.41)	(0.64)	1.54

Less distributions:
Dividends from net investment income	(0.18)	(0.03)	(0.01)	(0.14)	(0.08)

Net asset value, end of year	$11.32	$9.11	$9.11	$9.53	$10.31

Total return	26.25%	0.29%	(4.35)%	(6.26)%	17.49%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$21,841	$19,301	$21,358	$22,638	$11,118
Ratio of expenses to average net assets:
After waivers and reimbursements (f)	1.04%	1.03%	1.01%	1.04%	1.05%
After waivers, reimbursements and fees paid indirectly (f)	1.04%	1.03%	1.01%	1.04%	1.05%
Before waivers, reimbursements and fees paid indirectly (f)	1.04%	1.04%	1.02%	1.04%	1.05%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (f)	1.50%	1.76%	1.44%	0.97%	0.97%
After waivers, reimbursements and fees paid indirectly (f)	1.50%	1.76%	1.44%	0.97%	0.97%
Before waivers, reimbursements and fees paid indirectly (f)	1.50%	1.75%	1.44%	0.97%	0.97%
Portfolio turnover rate^	7%	14%	11%	10%	15%

	Year Ended December 31,
Class IB	2017	2016	2015	2014	2013
Net asset value, beginning of year	$9.12	$9.12	$9.54	$10.32	$8.86

Income (loss) from investment operations:
Net investment income (loss) (e)	0.16	0.16	0.14	0.15	0.08
Net realized and unrealized gain (loss)	2.23	(0.13)	(0.55)	(0.79)	1.46

Total from investment operations	2.39	0.03	(0.41)	(0.64)	1.54

Less distributions:
Dividends from net investment income	(0.18)	(0.03)	(0.01)	(0.14)	(0.08)

Net asset value, end of year	$11.33	$9.12	$9.12	$9.54	$10.32

Total return	26.22%	0.29%	(4.34)%	(6.25)%	17.47%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$1,273,795	$1,114,970	$1,222,810	$1,388,764	$1,566,557
Ratio of expenses to average net assets:
After waivers and reimbursements (f)	1.04%	1.03%	1.01%	1.03%	1.05%
After waivers, reimbursements and fees paid indirectly (f)	1.04%	1.03%	1.01%	1.03%	1.05%
Before waivers, reimbursements and fees paid indirectly (f)	1.04%	1.04%	1.02%	1.03%	1.05%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (f)	1.50%	1.76%	1.45%	1.49%	0.84%
After waivers, reimbursements and fees paid indirectly (f)	1.50%	1.76%	1.45%	1.49%	0.85%
Before waivers, reimbursements and fees paid indirectly (f)	1.50%	1.76%	1.45%	1.49%	0.84%
Portfolio turnover rate^	7%	14%	11%	10%	15%

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA INTERNATIONAL CORE MANAGED VOLATILITY PORTFOLIO

FINANCIAL HIGHLIGHTS (Continued)

	Year Ended December 31,
Class K	2017	2016	2015	2014	2013
Net asset value, beginning of year	$9.13	$9.14	$9.53	$10.31	$8.85

Income (loss) from investment operations:
Net investment income (loss) (e)	0.18	0.18	0.17	0.16	0.12
Net realized and unrealized gain (loss)	2.24	(0.14)	(0.55)	(0.78)	1.45

Total from investment operations	2.42	0.04	(0.38)	(0.62)	1.57

Less distributions:
Dividends from net investment income	(0.20)	(0.05)	(0.01)	(0.16)	(0.11)

Net asset value, end of year	$11.35	$9.13	$9.14	$9.53	$10.31

Total return	26.59%	0.43%	(4.03)%	(6.02)%	17.78%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$470,129	$410,363	$458,112	$521,809	$393,771
Ratio of expenses to average net assets:
After waivers and reimbursements (f)	0.79%	0.78%	0.76%	0.78%	0.80%
After waivers, reimbursements and fees paid indirectly (f)	0.79%	0.78%	0.76%	0.78%	0.80%
Before waivers, reimbursements and fees paid indirectly (f)	0.79%	0.79%	0.77%	0.78%	0.80%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (f)	1.75%	2.02%	1.70%	1.56%	1.22%
After waivers, reimbursements and fees paid indirectly (f)	1.75%	2.02%	1.70%	1.56%	1.22%
Before waivers, reimbursements and fees paid indirectly (f)	1.75%	2.01%	1.70%	1.56%	1.22%
Portfolio turnover rate^	7%	14%	11%	10%	15%
^	Portfolio turnover rate excludes derivatives, if any.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.

See Notes to Financial Statements.

AXA INTERNATIONAL VALUE MANAGED VOLATILITY PORTFOLIO (Unaudited)

INVESTMENT MANAGER

➢	AXA Equitable Funds Management Group, LLC

INVESTMENT SUB-ADVISERS

➢	BlackRock Investment Management, LLC

➢	Northern Cross, LLC

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/17
	1 Year	5 Years	10 Years/ Since Incept.
Portfolio – Class IA Shares	23.41%	5.93%	0.44%
Portfolio – Class IB Shares	23.41	5.91	0.34
Portfolio – Class K Shares*	23.64	6.19	6.76
International Proxy Index	24.36	7.84	1.67
Volatility Managed Index – International Proxy	24.48	7.68	3.25
MSCI EAFE® Index	25.03	7.90	1.94
* Date of inception 8/26/11. Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned 23.41% for the year ended December 31, 2017. This compares to the returns of the following benchmarks over the same period: the International Proxy Index, the Volatility Managed Index — International Proxy and the MSCI EAFE® Index, which returned 24.36%, 24.48% and 25.03%, respectively.

The following commentary describes key factors (such as stock selection and sector allocation decisions) that helped or hurt the Portfolio’s performance relative to the MSCI EAFE Index benchmark.

Portfolio Highlights

What helped performance during the year:

•	Consumer discretionary and industrials stock selection added the most to relative performance.

•	Holding Wynn Resorts Ltd. in the consumer discretionary was the leading individual contributor to relative performance.

•	Another non-benchmark holding, Alibaba Group Holding Ltd., a Hong Kong based information technology company, was a key contributor to relative performance.

•	An overweight in another information technology sector firm, ASML Holding NV in the Netherlands, also benefited relative performance.

What hurt performance during the year:

•	Stock selection in the health care, energy, materials and real estate sectors detracted from relative performance.

•	Holding Schlumberger Ltd., which was not held by the benchmark, was the leading individual detractor from relative performance.

•	Overweighting German health care holdings Shire plc and Fresenius SE & Co. KGaA also detracted from relative performance.

How did derivatives contribute/detract from performance during the year?

•

The Portfolio maintains, or may invest in other portfolios that maintain, exposure to exchange-traded index futures, for purposes of liquidity and/or to adjust the Portfolio’s equity exposure during periods of high market volatility. The derivatives are typically offset by a roughly equal allocation to cash and cash equivalents, and had a minimal impact on performance relative to the index.

Portfolio Positioning and Outlook — Northern Cross, LLC

Interest rates globally are too low and are driving some behavior on the part of investors and companies. We expect global rates to rise with time, but probably not to levels that would historically have been considered normal. Valuation of most assets appear to us to be expensive; as rates rise we would expect valuation multiples to start to compress. Forward investment returns globally are probably lower than they have been in the past. Volatility is unusually depressed both in terms of economic volatility and securities volatility; we would expect volatility to increase over time.

AXA INTERNATIONAL VALUE MANAGED VOLATILITY PORTFOLIO (Unaudited)

Sector Weightings as of December 31, 2017	Market Value	% of Net Assets
Financials	$179,027,007	17.3%
Consumer Discretionary	137,528,962	13.3
Consumer Staples	121,994,309	11.8
Industrials	120,303,132	11.7
Health Care	103,526,779	10.0
Materials	72,395,365	7.0
Information Technology	60,103,646	5.8
Energy	59,737,086	5.8
Telecommunication Services	31,964,006	3.1
Utilities	21,822,945	2.1
Real Estate	21,745,827	2.1
Repurchase Agreements	6,402,203	0.6
Cash and Other	96,699,309	9.4

		100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees (in the case of Class IA and Class IB shares of the Portfolio), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2017 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/17	Ending Account Value 12/31/17	Expenses Paid During Period* 7/1/17 - 12/31/17
Class IA
Actual	$1,000.00	$1,087.18	$5.63
Hypothetical (5% average annual return before expenses)	1,000.00	1,019.81	5.45
Class IB
Actual	1,000.00	1,087.18	5.64
Hypothetical (5% average annual return before expenses)	1,000.00	1,019.80	5.45
Class K
Actual	1,000.00	1,087.82	4.32
Hypothetical (5% average annual return before expenses)	1,000.00	1,021.06	4.18

*  Expenses are equal to the Portfolio’s Class IA, Class IB and Class K shares annualized expense ratios of 1.07%, 1.07% and 0.82%, respectively, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

EQ ADVISORS TRUST

AXA INTERNATIONAL VALUE MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2017

	Number of Shares	Value (Note 1)

COMMON STOCKS:
Australia (6.2%)
Abacus Property Group (REIT)	1	$3
Adelaide Brighton Ltd.	19,241	97,883
AGL Energy Ltd.	35,353	671,951
ALS Ltd.	27,092	147,758
Alumina Ltd.	140,781	266,922
Amcor Ltd.	61,702	742,365
AMP Ltd.	157,373	637,282
Ansell Ltd.	7,597	144,040
APA Group	63,548	413,029
ARB Corp. Ltd. (x)	3,357	49,059
Ardent Leisure Group (x)	20,240	31,585
Aristocrat Leisure Ltd.	35,318	653,098
Asaleo Care Ltd.	11,662	13,649
ASX Ltd.	10,768	460,919
Aurizon Holdings Ltd.	115,486	446,935
AusNet Services	81,811	115,219
Australia & New Zealand Banking Group Ltd.	152,958	3,429,989
Automotive Holdings Group Ltd. (x)	903	2,565
Aveo Group	16,815	35,161
Bank of Queensland Ltd.	12,653	125,578
Beach Energy Ltd.	64,478	62,635
Bendigo & Adelaide Bank Ltd.	19,828	180,544
BHP Billiton Ltd.	157,700	3,638,453
BHP Billiton plc	132,428	2,722,194
BlueScope Steel Ltd.	30,228	362,508
Boral Ltd.	63,074	383,373
Brambles Ltd.	83,287	654,396
Breville Group Ltd.	5,221	51,328
BWP Trust (REIT)	26,350	63,529
Caltex Australia Ltd.	13,528	359,405
carsales.com Ltd.	14,419	163,019
Challenger Ltd.	30,824	337,427
Charter Hall Group (REIT)	16,050	75,389
Charter Hall Retail REIT (REIT)	14,347	46,568
CIMIC Group Ltd.	5,015	201,321
Cleanaway Waste Management Ltd.	146,280	171,202
Coca-Cola Amatil Ltd.	20,368	135,242
Cochlear Ltd.	3,078	411,228
Commonwealth Bank of Australia	90,597	5,679,099
Computershare Ltd.	26,900	342,116
Corporate Travel Management Ltd. (x)	3,875	63,070
Cromwell Property Group (REIT) (x)	12,599	9,929
Crown Resorts Ltd.	19,246	195,517
CSL Ltd.	24,312	2,680,382
CSR Ltd.	34,360	127,613
Dexus (REIT)	48,336	367,713
Domain Holdings Australia Ltd.*	15,333	41,035
Domino’s Pizza Enterprises Ltd. (x)	3,712	135,257
Downer EDI Ltd.	39,493	213,544
DuluxGroup Ltd.	16,116	96,321

Estia Health Ltd.	7,359	20,039
Evolution Mining Ltd.	75,322	155,740
Fairfax Media Ltd.	153,337	93,320
Flight Centre Travel Group Ltd. (x)	3,640	125,646
Fortescue Metals Group Ltd.	85,182	324,341
G8 Education Ltd.	27,893	73,778
Genworth Mortgage Insurance Australia Ltd.	2,036	4,766
Goodman Group (REIT)	85,565	562,137
GPT Group (The) (REIT)	90,714	361,684
GrainCorp Ltd., Class A	7,979	50,988
Greencross Ltd.	7,100	34,845
GUD Holdings Ltd.	4,390	41,754
GWA Group Ltd.	18,054	40,147
Harvey Norman Holdings Ltd.	29,571	96,213
Healthscope Ltd.	61,077	100,076
HT&E Ltd. (x)	8,169	11,983
Iluka Resources Ltd.	22,492	178,477
Incitec Pivot Ltd.	90,163	274,364
Independence Group NL (x)	24,767	91,984
Insurance Australia Group Ltd.	133,706	755,307
Investa Office Fund (REIT)	33,254	118,056
InvoCare Ltd. (x)	6,750	84,794
IOOF Holdings Ltd.	16,411	137,266
IRESS Ltd. (x)	6,640	59,994
JB Hi-Fi Ltd. (x)	5,712	111,152
LendLease Group	33,990	433,613
Macquarie Atlas Roads Group	34,650	170,054
Macquarie Group Ltd.	17,004	1,321,828
Magellan Financial Group Ltd.	9,442	198,618
Mayne Pharma Group Ltd.*	66,947	36,304
McMillan Shakespeare Ltd.	2,381	32,177
Medibank Pvt Ltd.	140,926	361,760
Metcash Ltd.	53,616	130,522
Mineral Resources Ltd.	9,297	153,349
Mirvac Group (REIT)	198,373	363,734
Monadelphous Group Ltd.	4,750	64,376
Myer Holdings Ltd. (x)	40,779	21,000
National Australia Bank Ltd.	140,743	3,247,221
Navitas Ltd. (x)	20,680	87,939
Newcrest Mining Ltd.	43,292	770,827
Nine Entertainment Co. Holdings Ltd. (x)	43,128	51,654
Northern Star Resources Ltd.	38,712	184,251
Nufarm Ltd. (x)	14,556	99,263
Oil Search Ltd.	61,664	374,803
Orica Ltd.	20,575	290,571
Origin Energy Ltd.*	93,384	686,368
Orora Ltd.	64,835	171,492
OZ Minerals Ltd.	18,845	134,687
Pact Group Holdings Ltd.	12,708	56,320
Perpetual Ltd.	2,833	106,875
Platinum Asset Management Ltd.	15,920	95,770
Premier Investments Ltd. (x)	5,965	69,115
Primary Health Care Ltd. (x)	27,634	78,052
Qantas Airways Ltd.	97,156	382,062
QBE Insurance Group Ltd.	76,287	635,705
Qube Holdings Ltd.	31,841	64,346
Ramsay Health Care Ltd.	6,927	378,984

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA INTERNATIONAL VALUE MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

	Number of Shares	Value (Note 1)

REA Group Ltd.	2,619	$156,632
Regis Resources Ltd.	24,410	81,897
Retail Food Group Ltd. (x)	7,021	13,531
Sandfire Resources NL	5,890	31,756
Santos Ltd.*	89,919	382,368
Scentre Group (REIT)	274,589	897,699
SEEK Ltd.	18,487	274,209
Seven Group Holdings Ltd.	6,490	77,527
Seven West Media Ltd.	103,318	49,578
Shopping Centres Australasia Property Group (REIT)	15,034	27,332
Sigma Healthcare Ltd.	76,540	59,123
Sirtex Medical Ltd. (x)	3,230	41,634
Sonic Healthcare Ltd.	23,019	410,579
South32 Ltd.	272,984	743,355
Southern Cross Media Group Ltd.	37,539	34,708
Spark Infrastructure Group	92,555	181,262
Star Entertainment Grp Ltd. (The)	52,781	250,389
Steadfast Group Ltd.	38,427	84,551
Stockland (REIT)	124,591	435,510
Suncorp Group Ltd.	64,735	700,061
Super Retail Group Ltd.	5,904	38,050
Sydney Airport	127,761	702,783
Syrah Resources Ltd. (x)*	13,242	46,598
Tabcorp Holdings Ltd. (x)	111,919	487,272
Technology One Ltd.	11,605	44,912
Telstra Corp. Ltd.	621,141	1,759,262
TPG Telecom Ltd. (x)	22,358	114,613
Transurban Group	129,222	1,253,260
Treasury Wine Estates Ltd.	39,660	493,878
Vicinity Centres (REIT)	188,468	399,982
Virgin Australia International Holdings Pty Ltd. (r)*	96,120	—
Vocus Group Ltd. (x)	29,370	69,435
Wesfarmers Ltd.	58,035	2,011,418
Western Areas Ltd.	22,353	56,509
Westfield Corp. (REIT)	94,272	698,044
Westpac Banking Corp.	176,190	4,309,755
Whitehaven Coal Ltd.	29,544	102,811
Woodside Petroleum Ltd.	36,592	944,464
Woolworths Group Ltd.	65,771	1,400,977
WorleyParsons Ltd.*	14,282	159,910

		63,646,472

Austria (0.2%)
BAWAG Group AG (m)*	37,207	1,984,820

Belgium (1.3%)
Anheuser-Busch InBev SA	117,255	13,102,312

Brazil (0.1%)
Ambev SA (Preference) (q)	66,100	424,048
Ambev SA (ADR)	66,109	427,064

		851,112

Canada (0.1%)
Barrick Gold Corp.	84,278	1,219,503

Chile (0.0%)
Antofagasta plc	21,789	295,655

China (0.9%)
Alibaba Group Holding Ltd. (ADR)*	54,606	9,415,713

Colombia (1.2%)
Bancolombia SA (ADR) (x)	91,166	3,615,644
Cementos Argos SA	636,722	2,457,760
Grupo Argos SA	325,165	2,246,620
Grupo Argos SA (Preference) (q)	92,635	595,955
Grupo Aval Acciones y Valores SA (ADR)	106,020	901,170
Grupo de Inversiones Suramericana SA	162,351	2,179,230
Grupo de Inversiones Suramericana SA (Preference) (q)	2,202	28,760

		12,025,139

Denmark (0.5%)
Novo Nordisk A/S, Class B	100,282	5,406,277

Finland (0.2%)
Nokia OYJ	530,719	2,479,634

France (13.6%)
Air Liquide SA	38,369	4,836,191
Airbus SE	51,835	5,162,121
AXA SA‡	186,925	5,547,614
BNP Paribas SA	102,990	7,692,391
Cie de Saint-Gobain	45,781	2,525,697
Cie Generale des Etablissements Michelin	43,659	6,262,537
Danone SA	55,590	4,665,641
Engie SA	157,039	2,701,047
Essilor International Cie Generale d’Optique SA	62,994	8,688,306
Hermes International	1,148	614,677
JCDecaux SA	57,359	2,312,770
L’Oreal SA	49,117	10,899,664
LVMH Moet Hennessy Louis Vuitton SE	24,388	7,180,880
Orange SA	180,958	3,142,848
Pernod Ricard SA	42,746	6,767,556
Safran SA	32,223	3,321,518
Sanofi	103,264	8,902,309
Schneider Electric SE*	115,767	9,842,669
Societe Generale SA	73,000	3,770,709
TOTAL SA	224,679	12,412,862
Unibail-Rodamco SE (REIT)	28,159	7,095,181
Vinci SA	50,170	5,125,730
Vivendi SA	404,708	10,886,903

		140,357,821

Germany (11.4%)
adidas AG	15,000	3,008,324
Allianz SE (Registered)	65,709	15,098,040
BASF SE	82,522	9,083,546
Bayer AG (Registered)	132,037	16,476,158
Bayerische Motoren Werke AG	28,652	2,985,051
Daimler AG (Registered)	89,546	7,606,877
Deutsche Bank AG (Registered)	169,341	3,225,543

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA INTERNATIONAL VALUE MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

	Number of Shares	Value (Note 1)

Deutsche Boerse AG	23,196	$2,694,110
Deutsche Post AG (Registered)	86,230	4,112,657
Deutsche Telekom AG (Registered)	289,294	5,135,484
E.ON SE	197,761	2,150,026
Fresenius SE & Co. KGaA	92,797	7,245,055
Linde AG*	27,228	6,359,121
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen (Registered)	14,098	3,057,474
SAP SE	136,327	15,285,799
Siemens AG (Registered)	76,369	10,642,980
TUI AG	28,009	582,372
Volkswagen AG (Preference) (q)	16,546	3,304,485

		118,053,102

Ireland (0.5%)
CRH plc (Irish Stock Exchange)	75,000	2,695,613
CRH plc (London Stock Exchange)	53,343	1,913,599
James Hardie Industries plc (CHDI)	24,166	426,512

		5,035,724

Israel (0.3%)
Teva Pharmaceutical Industries Ltd. (ADR) (x)	152,257	2,885,270

Italy (1.5%)
Enel SpA	675,971	4,160,757
Eni SpA	228,236	3,779,116
Intesa Sanpaolo SpA	1,293,848	4,300,213
Telecom Italia SpA*	2,749,516	2,376,934
Telecom Italia SpA (RNC)	836,193	597,971

		15,214,991

Japan (18.5%)
77 Bank Ltd. (The)	200	5,052
A&A Material Corp.	200	2,487
A&D Co. Ltd.	1,200	9,553
ABC-Mart, Inc.	500	28,711
Accretive Co. Ltd.	1,000	3,373
Achilles Corp.	1,000	21,158
Acom Co. Ltd. (x)*	14,000	59,019
Adastria Co. Ltd.	2,060	41,666
ADEKA Corp.	5,100	89,847
Advan Co. Ltd.	1,400	13,543
Advanex, Inc.	200	6,461
Advantest Corp.	5,600	103,924
Aeon Co. Ltd.	26,799	452,497
Aeon Delight Co. Ltd.	1,400	52,434
Aeon Fantasy Co. Ltd.	400	17,715
AEON Financial Service Co. Ltd.	4,900	114,112
Aeon Hokkaido Corp.	900	6,254
Aeon Mall Co. Ltd.	5,960	116,582
AGORA Hospitality Group Co. Ltd.*	5,000	1,509
Ai Holdings Corp.	2,100	50,750
Aica Kogyo Co. Ltd.	2,100	77,999
Aichi Bank Ltd. (The)	400	18,993

Aichi Corp.	2,100	15,544
Aichi Steel Corp.	600	24,069
Aichi Tokei Denki Co. Ltd.	100	3,963
Aida Engineering Ltd.	3,300	40,417
Aiful Corp.*	20,300	69,724
Aigan Co. Ltd.*	900	5,112
Ain Holdings, Inc.	1,000	59,729
Aiphone Co. Ltd.	800	13,909
Air Water, Inc.	6,000	126,630
Airport Facilities Co. Ltd.	1,200	7,029
Airtech Japan Ltd.	300	2,500
Aisan Industry Co. Ltd.	1,500	17,613
Aisin Seiki Co. Ltd.	5,848	328,536
Ajinomoto Co., Inc.	14,000	263,537
Akebono Brake Industry Co. Ltd.*	5,700	15,581
Akita Bank Ltd. (The)	800	22,081
Alconix Corp.	800	16,834
Alfresa Holdings Corp.	8,000	187,939
Alpen Co. Ltd.	700	15,090
Alpha Corp.	300	6,265
Alpha Systems, Inc.	360	7,841
Alpine Electronics, Inc.	2,400	49,693
Alps Electric Co. Ltd.	7,200	205,760
Altech Co. Ltd.	500	1,673
Altech Corp.	1,000	19,712
Amada Holdings Co. Ltd.	13,000	176,987
Amano Corp.	3,400	88,927
Amuse, Inc.	600	17,040
ANA Holdings, Inc.	9,900	413,485
Anest Iwata Corp.	2,000	22,401
Anritsu Corp.	5,000	56,534
AOI TYO Holdings, Inc.	500	5,862
AOKI Holdings, Inc.	2,200	32,334
Aomori Bank Ltd. (The)	900	28,596
Aoyama Trading Co. Ltd.	1,600	59,783
Aozora Bank Ltd.	3,900	151,777
Arakawa Chemical Industries Ltd.	1,000	20,572
Araya Industrial Co. Ltd.	200	3,905
Arcland Sakamoto Co. Ltd.	1,400	22,688
Arcs Co. Ltd.	1,500	34,986
Argo Graphics, Inc.	400	12,123
Ariake Japan Co. Ltd.	600	51,227
Arisawa Manufacturing Co. Ltd.	2,000	21,904
Arrk Corp.*	4,200	4,398
As One Corp.	800	50,126
Asahi Co. Ltd.	500	5,822
Asahi Diamond Industrial Co. Ltd.	4,000	45,689
Asahi Glass Co. Ltd.	4,800	207,890
Asahi Group Holdings Ltd.	13,300	659,836
Asahi Kasei Corp.	46,200	595,977
Asahi Kogyosha Co. Ltd.	200	6,257
Asahi Net, Inc.	1,000	4,828
ASAHI YUKIZAI Corp.	800	14,889
Asanuma Corp.	4,000	14,484
Ashimori Industry Co. Ltd.	300	7,900
Asics Corp. (x)	7,500	119,547
ASKA Pharmaceutical Co. Ltd.	1,000	17,697
ASKUL Corp.	900	25,520

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA INTERNATIONAL VALUE MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

	Number of Shares	Value (Note 1)

Astellas Pharma, Inc.	75,000	$956,512
Asunaro Aoki Construction Co. Ltd.	500	4,495
Atsugi Co. Ltd.	1,100	12,662
Autobacs Seven Co. Ltd.	100	1,919
Avex, Inc.	2,300	32,762
Awa Bank Ltd. (The)	10,000	63,812
Axell Corp.	400	2,922
Axial Retailing, Inc.	700	26,341
Azbil Corp.	2,300	99,818
Azuma Shipping Co. Ltd.	600	2,189
Bandai Namco Holdings, Inc.	7,300	238,744
Bando Chemical Industries Ltd.	2,000	23,466
Bank of Iwate Ltd. (The)	800	31,879
Bank of Kyoto Ltd. (The)	3,200	166,710
Bank of Nagoya Ltd. (The)	1,099	42,868
Bank of Okinawa Ltd. (The)	1,080	43,996
Bank of Saga Ltd. (The)	700	15,991
Bank of the Ryukyus Ltd.	2,500	37,564
Belc Co. Ltd.	600	36,157
Belluna Co. Ltd.	3,000	36,956
Benesse Holdings, Inc.	2,400	84,668
Bic Camera, Inc.	3,000	43,266
BML, Inc.	1,400	34,852
Bookoff Corp.	700	5,113
BP Castrol KK	500	9,172
Bridgestone Corp.	24,700	1,148,246
Brother Industries Ltd.	9,700	239,325
Bunka Shutter Co. Ltd.	3,000	28,888
CAC Holdings Corp.	700	6,592
Calbee, Inc.	3,500	113,845
Can Do Co. Ltd.	1,000	16,046
Canare Electric Co. Ltd.	100	2,221
Canon Electronics, Inc.	1,100	24,045
Canon Marketing Japan, Inc.	2,300	62,157
Canon, Inc.	34,300	1,278,544
Capcom Co. Ltd.	2,600	82,494
Carlit Holdings Co. Ltd.	1,000	10,970
Casio Computer Co. Ltd.	5,700	82,003
Cawachi Ltd.	800	19,752
Central Glass Co. Ltd.	2,400	51,035
Central Japan Railway Co.	5,900	1,056,685
Central Security Patrols Co. Ltd.	500	11,640
Central Sports Co. Ltd.	400	15,567
Chiba Bank Ltd. (The)	25,000	208,121
Chiba Kogyo Bank Ltd. (The)	2,300	11,452
Chilled & Frozen Logistics Holdings Co. Ltd.	400	5,836
Chino Corp.	400	6,053
Chiyoda Co. Ltd. (x)	1,600	43,026
Chiyoda Corp. (x)	9,000	66,297
Chiyoda Integre Co. Ltd.	400	9,745
Chofu Seisakusho Co. Ltd.	1,200	27,701
Chori Co. Ltd.	800	14,868
Chubu Electric Power Co., Inc.	21,600	268,478
Chubu Shiryo Co. Ltd.	1,200	26,668
Chudenko Corp.	2,000	58,221
Chuetsu Pulp & Paper Co. Ltd.	400	7,231
Chugai Pharmaceutical Co. Ltd.	6,800	348,223
Chugai Ro Co. Ltd.	400	8,786
Chugoku Bank Ltd. (The)	4,800	64,199

Chugoku Electric Power Co., Inc. (The)	11,600	124,674
Chugoku Marine Paints Ltd.	3,000	25,108
Chugokukogyo Co. Ltd.	100	790
Chukyo Bank Ltd. (The)	500	10,344
Chuo Spring Co. Ltd.	100	3,302
CI Takiron Corp.	3,000	21,407
Ci:z Holdings Co. Ltd. (x)	1,000	51,032
Citizen Watch Co. Ltd.	100	734
CKD Corp.	3,400	76,585
Clarion Co. Ltd.	6,000	22,312
Cleanup Corp.	1,200	9,468
CMIC Holdings Co. Ltd.	400	7,168
CMK Corp.	2,400	21,747
Coca-Cola Bottlers Japan, Inc.	4,373	159,706
cocokara fine, Inc.	1,100	71,072
COLOPL, Inc.	1,700	18,467
Colowide Co. Ltd.	4,000	80,870
Computer Engineering & Consulting Ltd.	800	24,247
Computer Institute of Japan Ltd.	1,200	7,977
COMSYS Holdings Corp.	3,400	98,522
Concordia Financial Group Ltd.	42,446	256,164
CONEXIO Corp.	1,000	20,768
Core Corp.	400	5,375
Corona Corp.	500	6,315
Cosel Co. Ltd.	1,800	29,570
Cosmo Energy Holdings Co. Ltd.	1,500	56,645
Cosmos Pharmaceutical Corp.	500	104,415
Create Medic Co. Ltd.	300	3,475
Create SD Holdings Co. Ltd.	1,500	40,271
Credit Saison Co. Ltd.	7,300	132,816
Cresco Ltd.	300	12,434
CTI Engineering Co. Ltd.	700	7,151
CyberAgent, Inc.	4,600	179,632
Cybernet Systems Co. Ltd.	1,000	6,248
Cybozu, Inc.	2,000	9,816
Dai Nippon Printing Co. Ltd.	10,500	234,182
Dai Nippon Toryo Co. Ltd.	1,400	22,390
Daibiru Corp.	3,600	45,369
Daicel Corp.	5,200	59,165
Dai-Dan Co. Ltd.	500	13,401
Daido Kogyo Co. Ltd.	400	6,308
Daido Metal Co. Ltd.	1,000	9,896
Daido Steel Co. Ltd.	1,200	73,912
Daidoh Ltd.	1,600	6,362
Daifuku Co. Ltd.	3,600	196,175
Daihen Corp.	6,000	56,872
Daiho Corp.	4,000	19,916
Daiichi Jitsugyo Co. Ltd.	400	12,088
Dai-ichi Life Holdings, Inc.	40,200	829,153
Daiichi Sankyo Co. Ltd.	20,200	526,536
Daiken Corp.	1,000	26,093
Daiken Medical Co. Ltd.	400	2,748
Daiki Aluminium Industry Co. Ltd.	2,000	15,602
Daikin Industries Ltd.	7,800	923,124
Daikoku Denki Co. Ltd.	500	7,815
Daikyo, Inc.	1,000	19,383

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA INTERNATIONAL VALUE MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

	Number of Shares	Value (Note 1)

Dainichi Co. Ltd.	600	$4,468
Dainichiseika Color & Chemicals Manufacturing Co. Ltd.	800	40,044
Daio Paper Corp. (x)	5,000	66,119
Daiohs Corp.	200	2,574
Daisan Bank Ltd. (The)	700	11,220
Daiseki Co. Ltd.	1,900	52,864
Daishi Bank Ltd. (The)	1,600	72,847
Daisue Construction Co. Ltd.	400	4,086
Daisyo Corp.	600	9,377
Daito Bank Ltd. (The)	700	10,195
Daito Trust Construction Co. Ltd.	2,900	591,325
Daitobo Co. Ltd.*	1,000	950
Daitron Co. Ltd.	500	10,362
Daiwa House Industry Co. Ltd.	18,500	710,446
Daiwa Industries Ltd.	1,000	11,475
Daiwa Securities Group, Inc.	51,000	319,964
Daiwabo Holdings Co. Ltd.	1,410	58,002
Daiyu Lic Holdings Co. Ltd.	111	1,227
Danto Holdings Corp.*	1,000	1,314
DCM Holdings Co. Ltd. (x)	5,800	54,049
DeNA Co. Ltd. (x)	4,000	82,467
Denka Co. Ltd.	2,600	104,185
Denki Kogyo Co. Ltd.	600	17,014
Denso Corp.	15,700	942,348
Dentsu, Inc.	75,300	3,191,103
Denyo Co. Ltd.	1,100	19,681
Descente Ltd.	3,000	51,839
DIC Corp.	2,699	102,043
Dijet Industrial Co. Ltd.	100	1,670
Disco Corp.	500	111,249
DKS Co. Ltd.	2,000	16,401
DMG Mori Co. Ltd.	3,900	80,682
Don Quijote Holdings Co. Ltd.	4,500	235,234
Doshisha Co. Ltd.	1,000	21,282
Doutor Nichires Holdings Co. Ltd.	2,100	51,869
Dowa Holdings Co. Ltd.	1,800	73,486
DTS Corp.	1,100	35,829
Duskin Co. Ltd.	100	2,639
DyDo Group Holdings, Inc.	500	26,403
Dynic Corp.	400	4,008
Eagle Industry Co. Ltd.	1,000	18,709
Earth Chemical Co. Ltd.	100	5,041
East Japan Railway Co.	12,700	1,239,286
Ebara Corp.	3,400	129,603
Ebara Jitsugyo Co. Ltd.	300	5,463
Echo Trading Co. Ltd.	300	1,936
Econach Holdings Co. Ltd.*	1,500	1,637
Eco’s Co. Ltd.	400	4,526
EDION Corp. (x)	4,400	51,234
Ehime Bank Ltd. (The)	1,400	16,737
Eighteenth Bank Ltd. (The)	7,000	18,016
Eiken Chemical Co. Ltd.	1,000	47,925
Eisai Co. Ltd.	9,100	518,177
Eizo Corp.	1,000	47,127
Electric Power Development Co. Ltd.	7,000	188,551
Elematec Corp.	900	20,720
Enplas Corp.	600	24,921

Enshu Ltd.*	2,000	2,645
EPS Holdings, Inc.	2,000	45,192
ESPEC Corp.	1,200	30,289
euglena Co. Ltd. (x)*	3,600	33,676
Excel Co. Ltd.	600	15,097
Exedy Corp.	1,500	46,394
Ezaki Glico Co. Ltd.	2,000	99,756
Faith, Inc.	400	4,672
FALCO HOLDINGS Co. Ltd.	600	9,564
FamilyMart UNY Holdings Co. Ltd.	2,190	153,548
Fancl Corp.	2,500	73,885
FANUC Corp.	39,100	9,390,246
Fast Retailing Co. Ltd.	1,200	478,296
FCC Co. Ltd.	1,800	47,334
Feed One Co. Ltd.	7,520	17,686
Felissimo Corp.*	300	3,634
FIDEA Holdings Co. Ltd.	7,000	12,736
Financial Products Group Co. Ltd.	4,600	55,890
First Baking Co. Ltd.*	100	1,081
Foster Electric Co. Ltd.	1,100	27,316
FP Corp.	400	21,478
France Bed Holdings Co. Ltd.	1,600	15,109
F-Tech, Inc.	400	5,968
Fudo Tetra Corp.	9,800	15,917
Fuji Co. Ltd.	1,300	28,025
Fuji Corp. Ltd.	1,200	9,329
Fuji Electric Co. Ltd.	21,000	158,234
Fuji Kosan Co. Ltd.	400	2,084
Fuji Kyuko Co. Ltd.	1,500	43,199
Fuji Media Holdings, Inc.	7,700	121,095
Fuji Oil Co. Ltd.	3,300	18,305
Fuji Oil Holdings, Inc.	3,300	96,503
Fuji Seal International, Inc.	2,400	78,491
Fuji Soft, Inc.	1,600	51,404
Fujibo Holdings, Inc.	500	16,530
Fujicco Co. Ltd.	1,000	22,303
FUJIFILM Holdings Corp.	14,770	603,646
Fujikura Kasei Co. Ltd.	1,600	10,551
Fujikura Ltd.	8,400	74,103
Fujikura Rubber Ltd.	800	6,795
Fujimi, Inc.	1,100	23,167
Fujimori Kogyo Co. Ltd.	900	31,990
Fujita Kanko, Inc.	300	9,412
Fujitec Co. Ltd.	3,000	43,319
Fujitsu General Ltd.	2,000	43,914
Fujitsu Ltd.	73,000	520,054
Fujiya Co. Ltd.	700	16,271
FuKoKu Co. Ltd.	500	4,855
Fukuda Corp.	200	12,035
Fukui Bank Ltd. (The)	1,000	24,016
Fukui Computer Holdings, Inc.	400	11,467
Fukuoka Financial Group, Inc.	28,000	157,302
Fukushima Bank Ltd. (The)	1,500	12,381
Fukushima Industries Corp.	600	26,492
Fukuyama Transporting Co. Ltd.	1,600	60,493
FULLCAST Holdings Co. Ltd.	1,000	20,510
Funai Electric Co. Ltd.	1,100	8,513
Funai Soken Holdings, Inc.	2,340	52,418

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA INTERNATIONAL VALUE MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

	Number of Shares	Value (Note 1)

Furukawa Co. Ltd.	2,100	$43,090
Furukawa Electric Co. Ltd.	3,100	152,971
Furusato Industries Ltd.	700	12,009
Fuso Pharmaceutical Industries Ltd.	400	10,263
Futaba Corp.	2,100	43,836
Futaba Industrial Co. Ltd.	3,500	32,585
Future Corp.	1,000	10,819
Fuyo General Lease Co. Ltd.	1,100	72,927
G-7 Holdings, Inc.	300	6,944
Gakken Holdings Co. Ltd.	500	21,744
Gakujo Co. Ltd.	400	6,546
Gecoss Corp.	800	9,905
Genki Sushi Co. Ltd.	300	10,078
Geo Holdings Corp.	2,000	38,784
GLOBERIDE, Inc.	500	9,745
Glory Ltd.	2,100	79,303
GMO internet, Inc. (x)	3,400	57,846
Godo Steel Ltd.	700	14,699
Goldcrest Co. Ltd.	1,100	22,220
Goldwin, Inc.	400	31,702
Gree, Inc.	5,100	32,046
GS Yuasa Corp.	14,000	69,705
GSI Creos Corp.	300	4,252
Gun-Ei Chemical Industry Co. Ltd.	300	10,371
Gunma Bank Ltd. (The)	14,200	85,950
Gunze Ltd.	800	45,795
Gurunavi, Inc.	2,000	23,750
H2O Retailing Corp.	4,760	99,657
Hachijuni Bank Ltd. (The)	10,000	57,422
Hakudo Co. Ltd.	400	8,669
Hakuhodo DY Holdings, Inc.	10,600	137,633
Hakuto Co. Ltd.	700	12,046
Hakuyosha Co. Ltd.	100	3,905
Hamakyorex Co. Ltd.	600	17,173
Hamamatsu Photonics KK	6,000	201,819
Hankyu Hanshin Holdings, Inc.	9,800	394,000
Hanwa Co. Ltd.	2,200	101,726
Happinet Corp.	600	11,672
Hard Off Corp. Co. Ltd.	500	5,494
Harima Chemicals Group, Inc.	1,100	8,933
Haruyama Holdings, Inc.	500	4,682
Haseko Corp.	10,500	163,173
Hayashikane Sangyo Co. Ltd.	400	3,156
Hazama Ando Corp.	7,520	58,865
Heiwa Corp.	4,220	79,250
Heiwa Real Estate Co. Ltd.	1,800	32,461
Heiwado Co. Ltd.	2,400	49,906
Helios Techno Holding Co. Ltd.	1,100	11,061
Hibiya Engineering Ltd.	1,800	38,404
Hiday Hidaka Corp.	1,243	38,059
Hikari Tsushin, Inc.	900	129,399
Hino Motors Ltd.	12,000	155,491
Hioki EE Corp.	500	12,736
Hirakawa Hewtech Corp.	400	4,537
Hirose Electric Co. Ltd.	975	142,518
Hiroshima Bank Ltd. (The)	10,000	87,065
HIS Co. Ltd.	1,100	39,880
Hisaka Works Ltd.	1,000	10,623

Hisamitsu Pharmaceutical Co., Inc.	2,600	157,604
Hitachi Capital Corp.	1,200	30,193
Hitachi Chemical Co. Ltd.	4,600	118,149
Hitachi Construction Machinery Co. Ltd.	4,200	152,643
Hitachi High-Technologies Corp.	1,800	75,882
Hitachi Kokusai Electric, Inc.	2,000	55,203
Hitachi Ltd.	145,640	1,134,745
Hitachi Metals Ltd.	9,400	134,983
Hitachi Transport System Ltd.	2,100	54,739
Hitachi Zosen Corp.	5,100	26,841
Hochiki Corp.	1,000	21,531
Hodogaya Chemical Co. Ltd.	200	10,579
Hogy Medical Co. Ltd.	600	45,476
Hokkaido Electric Power Co., Inc.*	7,100	46,756
Hokkaido Gas Co. Ltd.	2,000	5,325
Hokkan Holdings Ltd.	3,000	12,114
Hokko Chemical Industry Co. Ltd.	1,000	6,594
Hokkoku Bank Ltd. (The)	1,400	55,727
Hokuetsu Bank Ltd. (The)	1,300	29,975
Hokuetsu Kishu Paper Co. Ltd.	8,000	47,783
Hokuhoku Financial Group, Inc.	2,900	45,350
Hokuriku Electric Industry Co. Ltd.	400	6,198
Hokuriku Electric Power Co.	7,800	62,788
Hokushin Co. Ltd.	800	1,427
Hokuto Corp.	1,400	25,484
Honda Motor Co. Ltd.	63,700	2,183,354
Honeys Holdings Co. Ltd.	1,080	11,320
Hoosiers Holdings	2,000	23,377
Horiba Ltd.	1,400	84,367
Hoshizaki Corp.	1,500	132,993
Hosiden Corp.	3,000	44,304
Hosokawa Micron Corp.	400	28,720
House Foods Group, Inc.	3,600	119,494
House of Rose Co. Ltd.	100	1,625
Howa Machinery Ltd.	600	9,521
Hoya Corp.	83,600	4,175,734
Hulic Co. Ltd.	14,800	166,291
Hurxley Corp.	300	3,171
Hyakugo Bank Ltd. (The)	11,000	52,425
Hyakujushi Bank Ltd. (The)	14,000	46,470
Ibiden Co. Ltd.	4,300	64,381
IBJ Leasing Co. Ltd.	1,700	43,467
Ichibanya Co. Ltd.	800	32,234
Ichiken Co. Ltd.	200	4,249
Ichikoh Industries Ltd.	2,000	17,803
Ichinen Holdings Co. Ltd.	1,300	18,645
Ichiyoshi Securities Co. Ltd.	2,700	30,816
Icom, Inc.	600	14,047
Idec Corp.	1,400	33,349
Idemitsu Kosan Co. Ltd.	3,200	128,511
IDOM, Inc.	3,300	23,430
IHI Corp.	6,600	219,658
Iida Group Holdings Co. Ltd.	5,976	112,705
Iino Kaiun Kaisha Ltd.	5,900	33,250
Ikegami Tsushinki Co. Ltd.	3,000	4,659

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA INTERNATIONAL VALUE MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

	Number of Shares	Value (Note 1)

Imasen Electric Industrial	800	$9,479
Impress Holdings, Inc.	1,000	1,367
Inaba Denki Sangyo Co. Ltd.	100	4,668
Inaba Seisakusho Co. Ltd.	600	7,748
Inabata & Co. Ltd.	3,200	48,536
Inageya Co. Ltd.	1,000	16,730
Ines Corp.	1,600	16,600
I-Net Corp.	550	8,611
Information Services International-Dentsu Ltd.	700	15,867
Inpex Corp.	38,500	481,442
Intage Holdings, Inc.	1,200	15,602
Internet Initiative Japan, Inc.	700	12,792
Inui Global Logistics Co. Ltd.	490	3,466
I’rom Group Co. Ltd.	300	4,888
Iseki & Co. Ltd.	1,300	32,801
Isetan Mitsukoshi Holdings Ltd.	4,500	55,793
Ishihara Sangyo Kaisha Ltd.*	2,100	39,717
Ishii Iron Works Co. Ltd.	100	1,571
Ishikawa Seisakusho Ltd.*	200	6,310
Ishizuka Glass Co. Ltd.	100	2,622
Isuzu Motors Ltd.	20,500	343,319
Itfor, Inc.	1,300	9,807
Ito En Ltd.	3,000	118,216
ITOCHU Corp.	51,100	953,746
Itochu Enex Co. Ltd.	2,700	26,024
Itochu Techno-Solutions Corp.	2,400	104,158
Itochu-Shokuhin Co. Ltd.	300	16,481
Itoham Yonekyu Holdings, Inc.	7,370	67,437
Itoki Corp.	2,600	19,268
IwaiCosmo Holdings, Inc.	1,100	14,048
Iwaki & Co. Ltd.	1,000	4,651
Iwasaki Electric Co. Ltd.	400	5,964
Iwatani Corp.	600	19,330
Iwatsu Electric Co. Ltd.	500	3,634
Iyo Bank Ltd. (The)	4,100	32,858
Izumi Co. Ltd.	1,700	105,915
Izutsuya Co. Ltd.*	600	2,450
J Front Retailing Co. Ltd.	9,500	178,997
Jaccs Co. Ltd.	1,600	37,432
Jafco Co. Ltd.	1,600	92,727
Jalux, Inc.	300	7,679
Janome Sewing Machine Co. Ltd.	1,200	8,946
Japan Airlines Co. Ltd.	8,500	332,532
Japan Airport Terminal Co. Ltd.	1,600	59,357
Japan Asia Investment Co. Ltd.*	800	2,876
Japan Aviation Electronics Industry Ltd.	2,000	33,850
Japan Cash Machine Co. Ltd.	1,100	11,100
Japan Display, Inc. (x)*	17,300	35,007
Japan Drilling Co. Ltd.*	300	6,358
Japan Electronic Materials Corp.	500	2,680
Japan Exchange Group, Inc.	20,500	356,783
Japan Foods Co. Ltd.	100	1,342
Japan Foundation Engineering Co. Ltd.	1,700	6,292
Japan Medical Dynamic Marketing, Inc.	1,000	8,227

Japan Oil Transportation Co. Ltd.	100	3,457
Japan Petroleum Exploration Co. Ltd.	100	2,652
Japan Pulp & Paper Co. Ltd.	600	23,031
Japan Securities Finance Co. Ltd.	5,546	31,452
Japan Steel Works Ltd. (The)	3,200	102,951
Japan Tobacco, Inc.	139,664	4,500,732
Japan Transcity Corp.	2,000	8,627
Japan Wool Textile Co. Ltd. (The)	4,000	38,589
Jastec Co. Ltd.	700	7,996
JBCC Holdings, Inc.	1,000	9,993
JCU Corp.	400	19,490
Jeans Mate Corp.*	300	2,891
Jeol Ltd.	4,000	22,685
JFE Holdings, Inc.	18,944	454,959
JGC Corp.	9,000	174,049
JK Holdings Co. Ltd.	1,100	9,684
JMS Co. Ltd.	500	2,818
Joban Kosan Co. Ltd.	300	5,011
J-Oil Mills, Inc.	500	17,462
Joshin Denki Co. Ltd.	1,000	35,589
JSP Corp.	800	27,406
JSR Corp.	8,100	159,448
JTEKT Corp.	7,500	128,866
Juki Corp.	1,400	23,136
Juroku Bank Ltd. (The)	1,500	44,198
JVC Kenwood Corp.*	5,800	19,921
JXTG Holdings, Inc.	103,550	668,124
K&O Energy Group, Inc.	500	8,400
kabu.com Securities Co. Ltd.	9,800	30,615
Kadokawa Dwango Corp.*	1,484	18,320
Kaga Electronics Co. Ltd.	1,200	32,749
Kagome Co. Ltd. (x)	2,200	81,713
Kajima Corp.	35,000	336,721
Kakaku.com, Inc. (x)	5,200	87,917
Kaken Pharmaceutical Co. Ltd.	1,800	92,975
Kamei Corp.	1,000	17,315
Kamigumi Co. Ltd.	1,000	22,126
Kanaden Corp.	1,000	12,611
Kanagawa Chuo Kotsu Co. Ltd.	200	6,479
Kanamoto Co. Ltd.	1,000	31,018
Kandenko Co. Ltd.	6,000	63,155
Kaneka Corp.	13,000	118,722
Kanematsu Corp.	5,400	74,668
Kanematsu Electronics Ltd.	700	20,998
Kanematsu Sustech Corp.	100	1,924
Kansai Electric Power Co., Inc. (The)	24,700	302,516
Kansai Paint Co. Ltd.	7,800	202,693
Kansai Urban Banking Corp.	1,700	22,164
Kanto Denka Kogyo Co. Ltd.	2,000	24,300
Kao Corp.	17,400	1,176,575
Kappa Create Co. Ltd.*	1,800	20,432
Kasai Kogyo Co. Ltd.	1,000	16,490
Katakura & Co-op Agri Corp.	55	693
Katakura Industries Co. Ltd.	1,400	19,110
Kato Sangyo Co. Ltd.	1,700	62,312
Kato Works Co. Ltd.	400	12,159

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA INTERNATIONAL VALUE MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

	Number of Shares	Value (Note 1)

KAWADA TECHNOLOGIES, Inc.	200	$11,307
Kawai Musical Instruments Manufacturing Co. Ltd.	400	9,141
Kawasaki Heavy Industries Ltd.	6,700	235,176
Kawasaki Kisen Kaisha Ltd. (x)*	3,899	99,279
KDDI Corp.	63,600	1,583,015
Keihan Holdings Co. Ltd.	3,200	94,289
Keihanshin Building Co. Ltd.	1,400	11,021
Keihin Co. Ltd.	200	2,957
Keihin Corp.	2,500	50,899
Keikyu Corp.	8,000	153,716
Keio Corp.	4,600	202,290
Keisei Electric Railway Co. Ltd.	6,000	192,767
Keiyo Bank Ltd. (The)	5,000	22,898
Keiyo Co. Ltd.	2,200	13,336
Kenedix, Inc.	9,400	57,564
Kewpie Corp.	5,100	136,015
Key Coffee, Inc.	1,200	23,175
Keyence Corp.	3,380	1,893,460
Kikkoman Corp.	4,000	161,882
Kimoto Co. Ltd.	2,200	6,502
Kimura Chemical Plants Co. Ltd.	1,100	6,043
Kimura Unity Co. Ltd.	200	2,107
Kinden Corp.	5,000	81,562
King Jim Co. Ltd.	1,000	9,061
Kinki Sharyo Co. Ltd. (The)*	100	2,822
Kintetsu Department Store Co. Ltd.*	100	3,661
Kintetsu Group Holdings Co. Ltd.	6,700	256,880
Kintetsu World Express, Inc.	2,200	45,611
Kirin Holdings Co. Ltd.	27,700	698,308
Kirindo Holdings Co. Ltd.	500	8,999
Kisoji Co. Ltd.	1,400	34,567
Kissei Pharmaceutical Co. Ltd.	2,600	73,725
Kitagawa Iron Works Co. Ltd.	500	13,668
Kita-Nippon Bank Ltd. (The)	300	8,201
Kitano Construction Corp.	3,000	10,810
Kitazawa Sangyo Co. Ltd.	1,000	2,600
Kitz Corp.	5,100	39,515
KNT-CT Holdings Co. Ltd.*	400	6,433
Koa Corp.	1,500	30,992
Koatsu Gas Kogyo Co. Ltd.	1,000	8,458
Kobayashi Pharmaceutical Co. Ltd.	2,600	168,911
Kobayashi Yoko Co. Ltd.	300	772
Kobe Steel Ltd.	12,900	119,641
Koei Tecmo Holdings Co. Ltd.	2,880	58,201
Kohnan Shoji Co. Ltd. (x)	1,100	23,743
Kohsoku Corp.	700	8,399
Koito Manufacturing Co. Ltd.	4,200	295,221
Kojima Co. Ltd.*	1,500	4,939
Kokuyo Co. Ltd.	3,400	63,157
KOMAIHALTEC, Inc.	200	4,695
Komatsu Ltd.	33,690	1,219,328
Komatsu Seiren Co. Ltd.	2,000	16,508
Komatsu Wall Industry Co. Ltd.	400	8,534
Komeri Co. Ltd.	1,600	46,292
Komori Corp.	3,400	47,858

Konaka Co. Ltd.	1,400	7,902
Konami Holdings Corp.	2,800	154,071
Konica Minolta, Inc.	16,600	159,702
Konishi Co. Ltd.	2,000	37,488
Kosaido Co. Ltd.*	900	3,570
Kose Corp.	1,200	187,335
Kosei Securities Co. Ltd. (The)	200	2,735
Kourakuen Holdings Corp.	700	11,419
Krosaki Harima Corp.	200	8,405
KRS Corp.	300	8,360
K’s Holdings Corp. (x)	3,400	87,176
Kubota Corp.	35,000	686,332
Kumagai Gumi Co. Ltd.	1,000	27,957
Kumiai Chemical Industry Co. Ltd.	5,140	34,624
Kura Corp.	600	35,145
Kurabo Industries Ltd.	12,000	38,979
Kuraray Co. Ltd.	11,900	224,534
Kuraudia Holdings Co. Ltd.	200	1,044
Kureha Corp.	800	58,079
Kurimoto Ltd.	600	12,130
Kurita Water Industries Ltd.	3,500	113,690
KYB Corp.	700	40,941
Kyocera Corp.	10,000	654,360
Kyodo Printing Co. Ltd.	300	9,652
Kyoei Sangyo Co. Ltd.	100	1,881
Kyoei Steel Ltd.	1,300	24,817
Kyoei Tanker Co. Ltd.	100	1,876
Kyokuto Boeki Kaisha Ltd.	1,000	4,446
Kyokuto Kaihatsu Kogyo Co. Ltd.	2,300	40,540
Kyokuto Securities Co. Ltd.	1,600	23,572
Kyokuyo Co. Ltd.	500	19,059
KYORIN Holdings, Inc.	3,000	56,233
Kyoritsu Maintenance Co. Ltd.	1,200	48,511
Kyoritsu Printing Co. Ltd.	1,000	3,444
Kyosan Electric Manufacturing Co. Ltd.	2,000	12,975
Kyoto Kimono Yuzen Co. Ltd.	700	4,827
Kyowa Electronic Instruments Co. Ltd.	1,000	4,065
Kyowa Exeo Corp.	2,800	72,488
Kyowa Hakko Kirin Co. Ltd.	10,000	193,388
Kyowa Leather Cloth Co. Ltd.	700	6,194
Kyudenko Corp.	2,000	96,738
Kyushu Electric Power Co., Inc.	19,200	201,244
Kyushu Financial Group, Inc.	16,770	101,506
Kyushu Railway Co.	5,600	173,703
Land Business Co. Ltd.	1,000	2,822
LAND Co. Ltd.*	1,300	185
Lawson, Inc.	2,300	152,891
LEC, Inc.	600	15,959
Leopalace21 Corp.	7,300	56,754
Life Corp.	700	18,886
Lintec Corp.	900	25,121
Lion Corp.	10,000	189,483
LIXIL Group Corp.	8,440	228,462
Look Holdings, Inc.	2,000	6,887
M3, Inc.	8,300	292,075
Mabuchi Motor Co. Ltd.	2,400	130,144

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA INTERNATIONAL VALUE MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

	Number of Shares	Value (Note 1)

Macnica Fuji Electronics Holdings, Inc.	1,850	$40,341
Maeda Corp.	8,000	110,335
Maeda Road Construction Co. Ltd.	4,000	91,768
Maezawa Industries, Inc.	900	3,483
Maezawa Kasei Industries Co. Ltd.	900	9,937
Maezawa Kyuso Industries Co. Ltd.	400	7,146
Makino Milling Machine Co. Ltd.	6,000	60,759
Makita Corp.	9,600	403,426
Mandom Corp.	1,400	45,911
Marche Corp.	300	2,165
Mars Engineering Corp.	600	13,361
Marubeni Construction Material Lease Co. Ltd.	1,000	2,139
Marubeni Corp.	57,300	415,021
Marubun Corp.	900	9,250
Marudai Food Co. Ltd.	6,000	26,945
Maruha Nichiro Corp. (x)	2,700	81,473
Marui Group Co. Ltd.	6,700	122,672
Maruichi Steel Tube Ltd.	1,600	46,860
Maruka Machinery Co. Ltd.	400	7,544
Marusan Securities Co. Ltd.	3,900	34,994
Maruwa Co. Ltd.	300	20,102
Maruwn Corp.	600	1,784
Maruyama Manufacturing Co., Inc.	200	3,681
Maruzen CHI Holdings Co. Ltd.*	600	1,848
Maruzen Showa Unyu Co. Ltd.	4,000	17,963
Matsuda Sangyo Co. Ltd.	800	13,171
Matsui Construction Co. Ltd.	1,000	8,680
Matsui Securities Co. Ltd.	100	844
Matsumotokiyoshi Holdings Co. Ltd.	3,800	156,485
Matsuya Co. Ltd.	2,200	30,303
Matsuya Foods Co. Ltd.	500	18,505
Max Co. Ltd.	2,000	28,649
Mazda Motor Corp.	21,400	287,074
Mebuki Financial Group, Inc.	32,760	138,687
MEC Co. Ltd.	800	16,706
Medical System Network Co. Ltd.	400	2,158
Medipal Holdings Corp.	7,600	148,864
Megachips Corp.	1,100	32,998
Megmilk Snow Brand Co. Ltd.	2,700	79,916
Meidensha Corp.	12,000	49,629
MEIJI Holdings Co. Ltd.	4,800	408,538
Meiji Shipping Co. Ltd.	1,100	4,432
Meiko Network Japan Co. Ltd.	900	10,671
Meitec Corp.	1,000	52,540
Meito Sangyo Co. Ltd.	600	8,446
Meiwa Corp.	900	3,866
Meiwa Estate Co. Ltd.	700	5,361
Melco Holdings, Inc.	600	20,635
Michinoku Bank Ltd. (The)	600	9,553
Mie Bank Ltd. (The)	500	11,240
Milbon Co. Ltd.	1,440	48,437

Mimasu Semiconductor Industry Co. Ltd.	1,000	19,170
Minato Bank Ltd. (The)	1,200	22,557
MINEBEA MITSUMI, Inc.	13,137	275,507
Ministop Co. Ltd.	900	19,450
Miraca Holdings, Inc.	2,600	111,338
Mirait Holdings Corp.	3,600	53,581
Misawa Homes Co. Ltd.	1,600	14,087
MISUMI Group, Inc.	7,800	227,060
Mitachi Co. Ltd.	200	3,729
Mito Securities Co. Ltd.	3,000	10,970
Mitsuba Corp.	2,000	30,069
Mitsubishi Chemical Holdings Corp.	49,620	544,532
Mitsubishi Corp.	49,710	1,373,395
Mitsubishi Electric Corp.	70,700	1,174,307
Mitsubishi Estate Co. Ltd.	51,900	902,809
Mitsubishi Gas Chemical Co., Inc.	6,500	186,621
Mitsubishi Heavy Industries Ltd.	12,200	455,842
Mitsubishi Kakoki Kaisha Ltd.	300	6,483
Mitsubishi Logisnext Co. Ltd.	1,000	8,857
Mitsubishi Logistics Corp.	3,000	77,879
Mitsubishi Materials Corp.	3,700	131,680
Mitsubishi Motors Corp.	26,200	189,277
Mitsubishi Paper Mills Ltd.*	1,800	11,646
Mitsubishi Pencil Co. Ltd.	2,000	43,807
Mitsubishi Research Institute, Inc.	400	14,023
Mitsubishi Shokuhin Co. Ltd.	1,100	32,265
Mitsubishi Steel Manufacturing Co. Ltd.	700	17,395
Mitsubishi Tanabe Pharma Corp.	6,000	124,180
Mitsubishi UFJ Financial Group, Inc.	493,000	3,615,844
Mitsubishi UFJ Lease & Finance Co. Ltd.	19,700	117,317
Mitsuboshi Belting Ltd.	3,000	41,216
Mitsui & Co. Ltd.	57,700	938,153
Mitsui Chemicals, Inc.	7,618	245,088
Mitsui Engineering & Shipbuilding Co. Ltd.	3,400	50,936
Mitsui Fudosan Co. Ltd.	34,800	779,854
Mitsui High-Tec, Inc.	1,400	25,385
Mitsui Home Co. Ltd.	1,000	6,923
Mitsui Matsushima Co. Ltd.	800	11,587
Mitsui Mining & Smelting Co. Ltd.	1,200	70,184
Mitsui OSK Lines Ltd.	4,100	136,818
Mitsui Sugar Co. Ltd.	1,000	42,245
Mitsui-Soko Holdings Co. Ltd.*	5,000	17,085
Mitsumura Printing Co. Ltd.	100	2,093
Mitsuuroko Group Holdings Co. Ltd.	1,900	14,940
Miura Co. Ltd.	3,000	80,674
Miyaji Engineering Group, Inc.	400	9,482
Miyakoshi Holdings, Inc.*	300	1,805
Miyazaki Bank Ltd. (The)	800	27,300
Miyoshi Oil & Fat Co. Ltd.	400	5,265
Mizuho Financial Group, Inc.	948,080	1,721,564

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA INTERNATIONAL VALUE MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

	Number of Shares	Value (Note 1)

Mizuno Corp.	1,200	$35,305
Mochida Pharmaceutical Co. Ltd.	1,000	76,592
Modec, Inc.	1,000	25,826
Monex Group, Inc.	7,000	19,880
MonotaRO Co. Ltd. (x)	3,600	115,021
Morinaga & Co. Ltd.	1,800	91,218
Morinaga Milk Industry Co. Ltd.	2,200	99,578
Morita Holdings Corp.	2,000	37,648
Morozoff Ltd.	200	13,916
Mory Industries, Inc.	400	12,603
MOS Food Services, Inc.	1,600	48,848
MrMax Holdings Ltd.	1,200	9,521
MS&AD Insurance Group Holdings, Inc.	16,200	548,363
Murata Manufacturing Co. Ltd.	7,465	1,001,738
Musashi Seimitsu Industry Co. Ltd.	1,200	38,340
Musashino Bank Ltd. (The)	1,900	63,488
Mutoh Holdings Co. Ltd.	100	2,189
Nabtesco Corp.	3,800	145,693
NAC Co. Ltd.	400	3,444
Nachi-Fujikoshi Corp.	12,000	80,515
Nagaileben Co. Ltd.	1,200	30,161
Nagano Bank Ltd. (The)	400	7,033
Nagano Keiki Co. Ltd.	800	9,152
Nagase & Co. Ltd.	6,300	113,615
Nagatanien Holdings Co. Ltd.	1,000	12,647
Nagoya Railroad Co. Ltd.	4,000	100,714
Naigai Co. Ltd.*	300	1,590
Nakabayashi Co. Ltd.	1,000	6,647
Nakamuraya Co. Ltd.	300	13,472
Nakano Corp.	1,000	5,733
Nakayama Steel Works Ltd.	600	3,866
Nakayamafuku Co. Ltd.	700	4,902
Nakayo, Inc.	200	3,554
Namura Shipbuilding Co. Ltd.	1,024	6,316
Nankai Electric Railway Co. Ltd.	3,200	79,294
Nanto Bank Ltd. (The)	1,100	29,581
Natori Co. Ltd.	600	10,868
NC Holdings Co. Ltd.*	300	2,143
NDS Co. Ltd.	200	7,624
NEC Capital Solutions Ltd.	300	6,172
NEC Corp.	8,100	218,540
NEC Networks & System Integration Corp.	1,100	28,946
NET One Systems Co. Ltd.	900	13,834
Neturen Co. Ltd.	1,700	18,648
Nexon Co. Ltd.*	8,800	256,170
Nexyz Group Corp.	500	8,880
NGK Insulators Ltd.	8,600	162,421
NGK Spark Plug Co. Ltd.	6,100	148,284
NH Foods Ltd.	3,000	73,166
NHK Spring Co. Ltd.	9,700	106,749
Nice Holdings, Inc.	500	6,891
Nichia Steel Works Ltd.	1,000	2,982
Nichias Corp.	6,000	79,929
Nichiban Co. Ltd.	500	14,067
Nichicon Corp.	3,900	51,054

Nichiden Corp.	1,000	20,537
Nichiha Corp.	1,200	50,322
NichiiGakkan Co. Ltd.	2,200	28,097
Nichi-iko Pharmaceutical Co. Ltd. (x)	2,100	32,411
Nichimo Co. Ltd.	100	1,722
Nichirei Corp.	3,500	96,761
Nichireki Co. Ltd.	1,000	12,904
Nidec Corp.	8,627	1,210,498
Nifco, Inc.	1,700	116,024
Nihon Chouzai Co. Ltd.	300	9,146
Nihon Dempa Kogyo Co. Ltd.	900	6,278
Nihon Eslead Corp.	500	11,205
Nihon Kohden Corp.	4,400	102,117
Nihon M&A Center, Inc.	2,600	123,914
Nihon Nohyaku Co. Ltd.	2,000	11,839
Nihon Parkerizing Co. Ltd.	6,000	101,229
Nihon Tokushu Toryo Co. Ltd.	1,000	20,617
Nihon Trim Co. Ltd.	200	9,088
Nihon Unisys Ltd.	3,300	68,709
Nihon Yamamura Glass Co. Ltd.	5,000	8,476
Nikkato Corp.	400	3,784
Nikkiso Co. Ltd.	4,000	43,701
Nikko Co. Ltd.	200	4,225
Nikkon Holdings Co. Ltd.	3,000	84,535
Nikon Corp.	12,300	247,801
Nintendo Co. Ltd.	4,400	1,608,485
Nippo Corp.	3,000	70,211
Nippon Air Conditioning Services Co. Ltd.	1,200	8,360
Nippon Beet Sugar Manufacturing Co. Ltd.	700	16,948
Nippon Carbide Industries Co., Inc.	300	5,732
Nippon Carbon Co. Ltd.	600	26,998
Nippon Ceramic Co. Ltd.	800	20,569
Nippon Chemical Industrial Co. Ltd.	400	9,003
Nippon Chemi-Con Corp.	700	21,806
Nippon Chemiphar Co. Ltd.	100	4,211
Nippon Chutetsukan KK	1,000	1,535
Nippon Coke & Engineering Co. Ltd.	10,000	11,449
Nippon Concrete Industries Co. Ltd.	1,000	4,420
Nippon Denko Co. Ltd.	5,000	20,901
Nippon Densetsu Kogyo Co. Ltd.	2,000	43,364
Nippon Electric Glass Co. Ltd.	4,000	152,651
Nippon Express Co. Ltd.	1,800	119,654
Nippon Felt Co. Ltd.	700	3,181
Nippon Filcon Co. Ltd.	900	6,278
Nippon Fine Chemical Co. Ltd.	1,000	10,118
Nippon Flour Mills Co. Ltd.	4,000	61,345
Nippon Gas Co. Ltd.	1,100	39,978
Nippon Hume Corp.	1,000	7,535
Nippon Kanzai Co. Ltd.	800	14,576
Nippon Kayaku Co. Ltd.	5,000	74,196
Nippon Kinzoku Co. Ltd.	300	7,093
Nippon Koei Co. Ltd.	800	24,850

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA INTERNATIONAL VALUE MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

	Number of Shares	Value (Note 1)

Nippon Koshuha Steel Co. Ltd.	500	$4,060
Nippon Light Metal Holdings Co. Ltd.	2,800	7,977
Nippon Paint Holdings Co. Ltd. (x)	6,900	218,314
Nippon Paper Industries Co. Ltd.	4,600	87,448
Nippon Parking Development Co. Ltd.	13,000	22,152
Nippon Pillar Packing Co. Ltd.	1,000	15,398
Nippon Piston Ring Co. Ltd.	400	8,009
Nippon Road Co. Ltd. (The)	400	23,395
Nippon Seisen Co. Ltd.	200	9,354
Nippon Sharyo Ltd.*	4,000	12,035
Nippon Sheet Glass Co. Ltd.*	3,800	34,535
Nippon Shinyaku Co. Ltd.	1,900	141,815
Nippon Shokubai Co. Ltd.	1,000	67,539
Nippon Signal Co. Ltd.	2,800	29,820
Nippon Soda Co. Ltd.	7,000	46,718
Nippon Steel & Sumikin Bussan Corp.	740	44,922
Nippon Steel & Sumitomo Metal Corp.	31,354	804,477
Nippon Suisan Kaisha Ltd.	16,000	83,639
Nippon Systemware Co. Ltd.	400	9,674
Nippon Telegraph & Telephone Corp.	49,820	2,343,872
Nippon Television Holdings, Inc.	1,200	20,576
Nippon Thompson Co. Ltd.	4,000	31,986
Nippon Valqua Industries Ltd.	1,000	27,380
Nippon Yakin Kogyo Co. Ltd.	6,500	14,018
Nippon Yusen KK*	100	2,440
Nipro Corp.	4,800	71,228
Nishimatsu Construction Co. Ltd.	2,200	61,700
Nishimatsuya Chain Co. Ltd.	700	7,784
Nishi-Nippon Financial Holdings, Inc.	4,000	47,925
Nissan Chemical Industries Ltd.	5,300	211,436
Nissan Motor Co. Ltd.	83,420	831,794
Nissan Shatai Co. Ltd.	4,000	40,896
Nissan Tokyo Sales Holdings Co. Ltd.	1,000	3,594
Nissei Build Kogyo Co. Ltd.	2,000	26,199
Nissei Plastic Industrial Co. Ltd.	1,000	15,105
Nissha Co. Ltd. (x)	2,200	64,043
Nisshin Fudosan Co.	1,400	11,518
Nisshin Oillio Group Ltd. (The)	1,200	36,370
Nisshin Seifun Group, Inc.	4,205	84,940
Nisshin Steel Co. Ltd.	2,904	47,732
Nisshinbo Holdings, Inc.	4,368	59,196
Nissin Corp.	800	22,507
Nissin Electric Co. Ltd.	2,000	23,270
Nissin Foods Holdings Co. Ltd.	2,500	182,605
Nissin Kogyo Co. Ltd.	2,100	41,618
Nissui Pharmaceutical Co. Ltd.	500	6,856
Nitori Holdings Co. Ltd.	2,800	399,219
Nitta Corp.	1,100	42,370
Nittetsu Mining Co. Ltd.	300	21,966
Nitto Boseki Co. Ltd.	2,000	57,688

Nitto Denko Corp.	5,320	472,627
Nitto Fuji Flour Milling Co. Ltd.	100	4,260
Nitto Kogyo Corp.	1,800	28,899
Nitto Kohki Co. Ltd.	700	17,724
Nitto Seiko Co. Ltd.	1,000	5,937
Nitto Seimo Co. Ltd.	100	1,622
Nittoc Construction Co. Ltd.	750	4,739
NOF Corp.	2,900	77,857
Nohmi Bosai Ltd.	1,000	18,238
NOK Corp.	5,000	116,752
Nomura Co. Ltd.	2,000	45,689
Nomura Holdings, Inc.	125,900	743,165
Nomura Real Estate Holdings, Inc.	6,400	143,478
Nomura Research Institute Ltd.	5,203	241,968
Noritake Co. Ltd.	600	30,406
Noritsu Koki Co. Ltd.	1,100	24,182
Noritz Corp.	2,300	45,112
North Pacific Bank Ltd.	2,400	8,051
NS Solutions Corp.	2,000	54,759
NS United Kaiun Kaisha Ltd.	400	9,745
NSD Co. Ltd.	2,530	53,979
NSK Ltd.	14,500	228,294
NTN Corp.	23,000	114,107
NTT Data Corp.	22,000	261,442
NTT DOCOMO, Inc.	52,400	1,237,510
NTT Urban Development Corp.	6,200	71,753
Obara Group, Inc.	800	54,884
Obayashi Corp.	20,400	246,955
OBIC Business Consultants Co. Ltd.	600	34,986
Obic Co. Ltd.	2,200	161,669
Odakyu Electric Railway Co. Ltd.	10,499	224,563
Oenon Holdings, Inc.	3,000	9,851
Ogaki Kyoritsu Bank Ltd. (The)	1,600	40,456
Ohara, Inc. (x)	400	12,159
Ohashi Technica, Inc.	600	9,473
OIE Sangyo Co. Ltd.	300	3,640
Oiles Corp.	1,560	31,221
Oita Bank Ltd. (The)	700	27,211
Oizumi Corp.	400	1,867
Oji Holdings Corp.	34,000	226,315
Okabe Co. Ltd.	2,700	25,784
Okamoto Industries, Inc.	4,000	40,612
Okamura Corp.	4,000	58,469
Okasan Securities Group, Inc.	6,000	37,169
Okaya Electric Industries Co. Ltd.	600	3,302
Oki Electric Industry Co. Ltd.	3,600	50,513
Okinawa Electric Power Co., Inc. (The)	1,732	45,131
OKK Corp.	400	4,619
OKUMA Corp.	1,000	66,474
Okumura Corp.	1,300	53,534
Okura Industrial Co. Ltd.	3,000	18,398
Okuwa Co. Ltd.	1,000	10,339
Olympic Group Corp.	800	4,374
Olympus Corp.	89,700	3,439,130
Omron Corp.	7,200	429,412
Ono Pharmaceutical Co. Ltd.	17,500	407,854

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA INTERNATIONAL VALUE MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

	Number of Shares	Value (Note 1)

ONO Sokki Co. Ltd.	500	$3,262
Onoken Co. Ltd.	1,000	18,052
Onward Holdings Co. Ltd.	1,000	8,662
Optex Group Co. Ltd.	800	42,245
Oracle Corp. Japan	1,100	91,183
Organo Corp.	400	11,697
Orient Corp.	16,500	26,359
Oriental Land Co. Ltd.	8,000	729,177
Origin Electric Co. Ltd.	200	3,110
ORIX Corp.	46,500	785,971
Osaka Gas Co. Ltd.	4,000	77,036
Osaka Soda Co. Ltd. (x)	1,000	25,587
Osaka Steel Co. Ltd.	800	16,749
OSAKA Titanium Technologies Co. Ltd.	1,100	20,257
Osaki Electric Co. Ltd.	1,000	7,233
OSG Corp.	2,200	47,641
OSJB Holdings Corp.	450	1,342
Otsuka Corp.	2,100	161,030
Otsuka Holdings Co. Ltd.	11,100	487,444
Oyo Corp.	1,200	15,379
Pacific Industrial Co. Ltd.	2,000	31,081
Pacific Metals Co. Ltd.*	899	24,973
Pack Corp. (The)	900	29,075
PAL GROUP Holdings Co. Ltd.	700	21,992
PALTAC Corp.	1,050	47,899
Panasonic Corp.	82,285	1,204,607
Paramount Bed Holdings Co. Ltd.	900	44,571
Parco Co. Ltd.	500	6,896
Paris Miki Holdings, Inc.	1,500	6,323
Park24 Co. Ltd.	4,000	95,744
Pasco Corp.	1,000	2,973
Pasona Group, Inc.	1,000	20,297
Pegasus Sewing Machine Manufacturing Co. Ltd.	1,200	8,211
Penta-Ocean Construction Co. Ltd.	10,300	76,787
Persol Holdings Co. Ltd.	5,100	127,822
PIA Corp.	300	19,197
Pigeon Corp.	4,800	182,756
Pilot Corp.	2,000	96,561
Piolax, Inc.	1,500	44,597
Pioneer Corp.*	17,600	35,614
Plenus Co. Ltd.	1,500	32,722
Pocket Card Co. Ltd.	1,100	10,446
Pola Orbis Holdings, Inc.	3,000	105,303
Poplar Co. Ltd.*	300	1,917
Press Kogyo Co. Ltd.	5,000	30,308
Prima Meat Packers Ltd.	7,000	51,378
Pronexus, Inc.	1,300	18,229
PS Mitsubishi Construction Co. Ltd.	800	6,681
Raito Kogyo Co. Ltd.	2,900	33,202
Rakuten, Inc.	34,700	317,974
Rasa Corp.	500	4,460
Rasa Industries Ltd.	400	8,115
Recruit Holdings Co. Ltd.	42,900	1,066,075
Relia, Inc.	1,600	18,702
Renaissance, Inc.	500	8,582

Renesas Electronics Corp.*	3,200	37,290
Rengo Co. Ltd.	10,000	73,042
Renown, Inc.*	2,500	4,149
Resol Holdings Co. Ltd.	100	3,949
Resona Holdings, Inc.	63,800	381,130
Resorttrust, Inc.	3,800	86,371
Rheon Automatic Machinery Co. Ltd.	1,000	17,431
Rhythm Watch Co. Ltd.	600	12,109
Ricoh Co. Ltd.	16,400	152,392
Ricoh Leasing Co. Ltd.	800	27,690
Right On Co. Ltd.	900	7,548
Riken Corp.	400	22,614
Riken Keiki Co. Ltd.	1,000	23,049
Riken Technos Corp.	2,000	11,058
Ringer Hut Co. Ltd.	900	20,448
Rinnai Corp.	1,700	153,894
Riso Kagaku Corp.	1,800	34,235
Riso Kyoiku Co. Ltd.	1,300	10,765
Rock Field Co. Ltd.	1,200	21,758
Rohm Co. Ltd.	1,600	177,218
Rohto Pharmaceutical Co. Ltd.	5,000	133,570
Roland DG Corp.	500	13,446
Round One Corp.	3,300	55,530
Royal Holdings Co. Ltd.	1,800	49,603
Ryobi Ltd.	1,400	39,760
Ryoden Corp.	500	8,099
Ryohin Keikaku Co. Ltd.	1,000	311,515
Ryosan Co. Ltd.	1,900	73,015
Ryoyo Electro Corp.	1,600	29,337
S Foods, Inc.	500	22,720
Sagami Chain Co. Ltd.	1,000	12,523
Saibu Gas Co. Ltd.	1,300	32,501
Saizeriya Co. Ltd.	1,600	53,534
Sakai Chemical Industry Co. Ltd.	800	21,442
Sakai Heavy Industries Ltd.	200	7,881
Sakai Moving Service Co. Ltd.	400	19,703
Sakai Ovex Co. Ltd.	300	7,032
Sakata INX Corp.	2,000	31,968
Sakata Seed Corp.	2,000	69,403
Sala Corp.	1,000	6,381
San Holdings, Inc.	200	5,751
San-A Co. Ltd.	800	38,695
San-Ai Oil Co. Ltd.	2,000	29,128
Sanden Holdings Corp.*	1,400	28,106
Sangetsu Corp.	4,200	77,421
San-In Godo Bank Ltd. (The)	7,000	67,593
Sanix, Inc.*	1,800	3,626
Sanken Electric Co. Ltd.	7,000	50,508
Sanki Engineering Co. Ltd.	3,000	36,503
Sanko Metal Industrial Co. Ltd.	100	3,710
Sankyo Co. Ltd.	700	22,024
Sankyo Seiko Co. Ltd.	2,000	8,644
Sankyo Tateyama, Inc.	1,700	25,724
Sankyu, Inc.	1,700	73,401
Sanoh Industrial Co. Ltd.	1,400	11,245
Sanrio Co. Ltd. (x)	2,000	33,477
Sanritsu Corp.	300	2,362
Sanshin Electronics Co. Ltd.	1,500	25,600
Santen Pharmaceutical Co. Ltd.	13,400	210,618

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA INTERNATIONAL VALUE MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

	Number of Shares	Value (Note 1)

Sanwa Holdings Corp.	8,800	$121,212
Sanyo Chemical Industries Ltd.	600	31,418
Sanyo Housing Nagoya Co. Ltd.	1,000	10,730
Sanyo Industries Ltd.	100	1,910
Sanyo Shokai Ltd.	600	11,848
Sanyo Special Steel Co. Ltd.	1,200	30,747
Sapporo Holdings Ltd.	21,800	667,495
Sata Construction Co. Ltd.	800	3,216
Sato Holdings Corp.	1,200	36,477
Sato Shoji Corp.	1,000	11,795
Satori Electric Co. Ltd.	900	9,841
Sawai Pharmaceutical Co. Ltd.	1,800	80,515
Saxa Holdings, Inc.	300	5,309
SBI Holdings, Inc.	7,860	164,350
SCREEN Holdings Co. Ltd.	1,300	106,377
Scroll Corp.	1,700	8,313
SCSK Corp.	2,232	103,008
Secom Co. Ltd.	7,200	543,602
Sega Sammy Holdings, Inc.	8,900	110,426
Seibu Electric Industry Co. Ltd.	200	5,314
Seibu Holdings, Inc.	7,600	143,737
Seika Corp.	800	21,584
Seikagaku Corp.	2,400	35,784
Seikitokyu Kogyo Co. Ltd.	600	3,467
Seiko Epson Corp.	10,500	247,788
Seiko Holdings Corp.	1,200	34,932
Seino Holdings Co. Ltd.	5,000	79,432
Seiren Co. Ltd.	3,200	62,679
Sekisui Chemical Co. Ltd.	15,400	309,162
Sekisui House Ltd.	13,000	234,848
Sekisui Jushi Corp.	1,000	20,395
Sekisui Plastics Co. Ltd.	1,000	13,179
Senko Group Holdings Co. Ltd.	4,000	28,897
Senshu Ikeda Holdings, Inc.	6,880	25,401
Senshukai Co. Ltd.	2,200	12,672
Seven & i Holdings Co. Ltd.	29,636	1,231,732
Seven Bank Ltd.	26,000	89,070
Shibaura Mechatronics Corp.	2,000	7,988
Shibusawa Warehouse Co. Ltd. (The)	600	10,778
Shibuya Corp.	700	29,013
Shiga Bank Ltd. (The)	1,000	5,121
Shikibo Ltd.	700	8,685
Shikoku Bank Ltd. (The)	1,600	22,578
Shikoku Chemicals Corp.	1,000	16,215
Shikoku Electric Power Co., Inc.	7,600	82,829
Shima Seiki Manufacturing Ltd.	900	56,872
Shimachu Co. Ltd.	100	2,880
Shimadzu Corp.	8,000	181,904
Shimamura Co. Ltd.	800	88,041
Shimano, Inc.	2,900	407,943
Shimizu Bank Ltd. (The)	400	11,484
Shimizu Corp.	24,200	250,000
Shimojima Co. Ltd.	800	8,939
Shin Nippon Air Technologies Co. Ltd.	900	11,933
Shin Nippon Biomedical Laboratories Ltd.*	700	3,597
Shinagawa Refractories Co. Ltd.	300	8,999
Shindengen Electric Manufacturing Co. Ltd.	400	31,631

Shin-Etsu Chemical Co. Ltd.	11,300	1,148,303
Shin-Etsu Polymer Co. Ltd.	2,500	28,267
Shingakukai Holdings Co. Ltd.	600	3,642
Shinkawa Ltd.*	900	9,282
Shin-Keisei Electric Railway Co. Ltd.	200	3,799
Shinko Electric Industries Co. Ltd.	3,100	25,147
Shinko Plantech Co. Ltd.	2,600	27,598
Shinko Shoji Co. Ltd.	1,100	20,726
Shinmaywa Industries Ltd.	5,000	47,659
Shinnihon Corp.	1,600	14,030
Shinsei Bank Ltd.	7,900	136,651
Shinsho Corp.	300	8,733
Shinwa Co. Ltd.	600	14,468
Shinyei Kaisha	100	1,353
Shionogi & Co. Ltd.	10,100	546,525
Ship Healthcare Holdings, Inc.	1,500	49,723
Shiseido Co. Ltd.	13,200	638,005
Shizuoka Bank Ltd. (The)	7,000	72,314
Shizuoka Gas Co. Ltd.	3,000	25,480
SHO-BOND Holdings Co. Ltd.	900	64,140
Shobunsha Publications, Inc.*	700	4,610
Shochiku Co. Ltd.	400	68,267
Shoko Co. Ltd.*	4,000	5,041
Showa Corp.	2,600	32,328
Showa Denko KK	800	34,187
Showa Sangyo Co. Ltd.	1,000	26,039
Showa Shell Sekiyu KK	6,200	84,189
Shuei Yobiko Co. Ltd.	200	861
Siix Corp.	700	30,038
Sinanen Holdings Co. Ltd.	400	9,557
Sinfonia Technology Co. Ltd.	7,000	27,087
Sintokogio Ltd.	2,600	33,228
SK Japan Co. Ltd.	200	781
SKY Perfect JSAT Holdings, Inc.	9,000	41,216
Skylark Co. Ltd. (x)	3,900	55,484
SMC Corp.	7,800	3,210,686
SMK Corp.	3,000	16,934
SNT Corp.	1,200	8,797
Soda Nikka Co. Ltd.	1,000	5,485
SoftBank Group Corp.	30,606	2,422,947
Softbank Technology Corp.	400	6,887
Softbrain Co. Ltd.	2,000	7,366
Sogo Medical Co. Ltd.	400	21,087
Sohgo Security Services Co. Ltd.	2,900	157,772
Sojitz Corp.	39,100	120,067
Sompo Holdings, Inc.	12,550	486,072
Sony Corp.	47,200	2,129,289
Sony Financial Holdings, Inc.	7,300	129,317
Soshin Electric Co. Ltd.	600	4,138
Sotetsu Holdings, Inc.	3,000	78,837
SPK Corp.	200	5,840
Square Enix Holdings Co. Ltd.	4,000	190,282
SRA Holdings	600	21,513
ST Corp.	600	14,383
St Marc Holdings Co. Ltd.	800	22,081
Stanley Electric Co. Ltd.	5,400	219,259
Star Micronics Co. Ltd.	2,300	39,723
Start Today Co. Ltd.	6,800	206,701

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA INTERNATIONAL VALUE MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

	Number of Shares	Value (Note 1)

Starzen Co. Ltd.	400	$19,383
Stella Chemifa Corp.	500	16,485
Studio Alice Co. Ltd.*	500	12,643
Subaru Corp.	22,000	699,587
Sugi Holdings Co. Ltd.	1,500	76,548
Sugimoto & Co. Ltd.	600	9,425
SUMCO Corp.	8,000	205,050
Sumida Corp.	700	12,003
Suminoe Textile Co. Ltd.	300	8,307
Sumiseki Holdings, Inc.	3,800	5,463
Sumitomo Bakelite Co. Ltd.	6,000	50,481
Sumitomo Chemical Co. Ltd.	44,000	316,308
Sumitomo Corp.	43,180	733,878
Sumitomo Dainippon Pharma Co. Ltd. (x)	7,000	103,998
Sumitomo Densetsu Co. Ltd.	900	19,170
Sumitomo Electric Industries Ltd.	26,200	442,964
Sumitomo Forestry Co. Ltd.	4,800	85,882
Sumitomo Heavy Industries Ltd.	4,000	169,337
Sumitomo Metal Mining Co. Ltd.	10,000	459,552
Sumitomo Mitsui Construction Co. Ltd.	7,200	40,193
Sumitomo Mitsui Financial Group, Inc.	53,750	2,322,210
Sumitomo Mitsui Trust Holdings, Inc.	13,741	545,494
Sumitomo Osaka Cement Co. Ltd.	13,000	62,649
Sumitomo Precision Products Co. Ltd.	2,000	6,603
Sumitomo Realty & Development Co. Ltd.	17,000	558,695
Sumitomo Riko Co. Ltd.	2,000	21,407
Sumitomo Rubber Industries Ltd.	7,284	135,498
Sumitomo Seika Chemicals Co. Ltd.	400	22,223
Sumitomo Warehouse Co. Ltd. (The)	9,000	65,179
Sun Frontier Fudousan Co. Ltd.	1,000	11,369
Sundrug Co. Ltd.	600	27,903
Suntory Beverage & Food Ltd.	4,600	204,535
Sun-Wa Technos Corp.	600	12,162
Suruga Bank Ltd.	5,500	117,981
Suzuden Corp.	300	4,340
Suzuken Co. Ltd.	3,190	131,224
Suzuki Motor Corp.	14,000	811,857
SWCC Showa Holdings Co. Ltd.*	1,500	12,807
Sysmex Corp.	5,500	432,971
Systena Corp.	1,000	31,950
T Hasegawa Co. Ltd.	1,600	33,370
T RAD Co. Ltd.	400	14,236
T&D Holdings, Inc.	21,600	369,409
Tac Co. Ltd.	700	2,150
Tachibana Eletech Co. Ltd.	840	15,126
Tachi-S Co. Ltd.	1,600	29,295
Tadano Ltd.	5,000	83,026
Taihei Dengyo Kaisha Ltd.	500	12,918
Taiheiyo Cement Corp.	4,478	193,348

Taiheiyo Kouhatsu, Inc.	400	3,731
Taiho Kogyo Co. Ltd.	800	11,907
Taikisha Ltd.	2,100	71,010
Taiko Pharmaceutical Co. Ltd.	400	8,463
Taisei Corp.	8,100	403,293
Taisei Lamick Co. Ltd.	300	8,414
Taisho Pharmaceutical Holdings Co. Ltd.	2,000	159,751
Taiyo Holdings Co. Ltd.	900	40,098
Taiyo Nippon Sanso Corp.	7,600	106,370
Taiyo Yuden Co. Ltd.	4,700	73,248
Takachiho Koheki Co. Ltd.	500	5,179
Takadakiko Co. Ltd.	100	2,902
Takamatsu Construction Group Co. Ltd.	1,000	28,178
Takano Co. Ltd.	400	4,129
Takaoka Toko Co. Ltd.	400	6,532
Taka-Q Co. Ltd.	500	1,007
Takara Holdings, Inc.	6,000	70,078
Takara Leben Co. Ltd. (x)	4,400	19,447
Takara Printing Co. Ltd.	700	11,071
Takara Standard Co. Ltd.	2,500	40,382
Takasago International Corp.	800	25,951
Takasago Thermal Engineering Co. Ltd.	3,900	71,475
Takashima & Co. Ltd.	200	4,003
Takashimaya Co. Ltd.	1,000	10,526
Take And Give Needs Co. Ltd.	600	6,129
Takeda Pharmaceutical Co. Ltd.	26,100	1,482,726
Takihyo Co. Ltd.	200	4,219
Takuma Co. Ltd.	4,000	56,020
Tamron Co. Ltd.	1,200	25,795
Tamura Corp.	3,000	22,605
Tanaka Co. Ltd.	300	2,191
Tanseisha Co. Ltd.	1,950	21,996
Tatsuta Electric Wire and Cable Co. Ltd.	2,000	15,922
Taya Co. Ltd.*	200	1,189
Tayca Corp.	1,000	29,332
TBK Co. Ltd.	1,000	4,810
TDC Soft, Inc.	400	4,235
TDK Corp.	3,700	295,212
Teac Corp.*	6,000	2,343
TechnoPro Holdings, Inc.	1,500	81,473
Teijin Ltd.	5,200	115,838
Teikoku Electric Manufacturing Co. Ltd.	800	11,140
Teikoku Sen-I Co. Ltd.	1,000	20,084
Teikoku Tsushin Kogyo Co. Ltd.	400	4,533
Tekken Corp.	800	24,282
Ten Allied Co. Ltd.*	800	3,472
Tenma Corp.	1,100	21,614
Terumo Corp.	11,000	521,322
T-Gaia Corp.	2,000	46,470
THK Co. Ltd.	5,300	198,970
Tigers Polymer Corp.	600	4,345
TIS, Inc.	2,300	80,324
Titan Kogyo Ltd.	100	2,711
TKC Corp.	900	32,949
Toa Corp./Hyogo	1,000	12,585

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA INTERNATIONAL VALUE MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

	Number of Shares	Value (Note 1)

Toa Corp./Tokyo*	1,100	$29,678
TOA ROAD Corp.	200	7,925
Toabo Corp.	400	2,190
Toagosei Co. Ltd.	6,500	82,782
Tobishima Corp.	8,000	13,490
Tobu Railway Co. Ltd.	6,800	219,676
Tobu Store Co. Ltd.	100	2,662
TOC Co. Ltd.	4,700	40,170
Tocalo Co. Ltd.	600	26,785
Tochigi Bank Ltd. (The)	6,000	24,176
Toda Corp.	14,000	112,323
Toda Kogyo Corp.	100	4,065
Toei Co. Ltd.	500	50,544
Toenec Corp.	200	6,071
Toho Bank Ltd. (The)	10,000	35,145
Toho Co. Ltd./Kobe	400	10,224
Toho Co. Ltd./Tokyo	5,400	187,149
Toho Gas Co. Ltd.	4,200	115,181
Toho Holdings Co. Ltd.	3,700	83,671
Toho Titanium Co. Ltd.	2,100	22,328
Toho Zinc Co. Ltd.	700	38,021
Tohoku Bank Ltd. (The)	600	8,030
Tohoku Electric Power Co., Inc.	11,300	144,516
Tohto Suisan Co. Ltd.	200	3,571
Tokai Carbon Co. Ltd.	6,400	79,237
TOKAI Holdings Corp.	2,000	17,005
Tokai Rika Co. Ltd.	2,900	61,050
Tokai Senko KK	100	1,274
Tokai Tokyo Financial Holdings, Inc.	9,600	61,941
Token Corp.	520	61,472
Tokio Marine Holdings, Inc.	171,600	7,829,559
Tokushu Tokai Paper Co. Ltd.	800	30,246
Tokuyama Corp.	2,200	71,657
Tokyo Broadcasting System Holdings, Inc.	3,700	92,406
Tokyo Century Corp.	1,400	67,965
Tokyo Dome Corp.	4,500	45,529
Tokyo Electric Power Co. Holdings, Inc.*	49,500	195,935
Tokyo Electron Ltd.	4,900	887,153
Tokyo Energy & Systems, Inc.	1,000	11,635
Tokyo Gas Co. Ltd.	9,000	205,960
Tokyo Individualized Educational Institute, Inc.	900	7,772
Tokyo Keiki, Inc.	800	10,075
Tokyo Kikai Seisakusho Ltd.*	300	1,558
Tokyo Ohka Kogyo Co. Ltd. (x)	1,300	56,130
Tokyo Rakutenchi Co. Ltd.	200	10,845
Tokyo Rope Manufacturing Co. Ltd.	800	13,220
Tokyo Sangyo Co. Ltd.	1,000	4,828
Tokyo Seimitsu Co. Ltd.	100	3,958
Tokyo Steel Manufacturing Co. Ltd.	3,800	34,130
Tokyo Tatemono Co. Ltd.	7,591	102,538
Tokyo Tekko Co. Ltd.	400	7,221
Tokyo Theatres Co., Inc.	400	5,229
Tokyo TY Financial Group, Inc.	1,451	42,046
Tokyotokeiba Co. Ltd.	800	30,282
Tokyu Construction Co. Ltd.	4,940	48,140

Tokyu Corp.	18,000	287,233
Tokyu Fudosan Holdings Corp.	22,174	160,389
Toli Corp.	3,000	11,768
Tomato Bank Ltd.	400	5,499
Tomen Devices Corp.	100	3,035
Tomoe Corp.	1,800	10,576
Tomoe Engineering Co. Ltd.	400	7,508
Tomoegawa Co. Ltd.	2,000	5,520
Tomoku Co. Ltd.	800	16,217
TOMONY Holdings, Inc.	9,400	48,387
Tomy Co. Ltd.	3,700	50,308
Tonami Holdings Co. Ltd.	200	10,135
Top Culture Co. Ltd.	400	1,779
Topcon Corp.	2,800	60,560
Toppan Forms Co. Ltd.	2,600	29,444
Toppan Printing Co. Ltd.	1,000	9,044
Topre Corp.	2,500	70,890
Topy Industries Ltd.	1,000	30,841
Toray Industries, Inc.	54,000	509,208
Torigoe Co. Ltd. (The)	1,200	10,565
Torii Pharmaceutical Co. Ltd.	800	21,478
Torishima Pump Manufacturing Co. Ltd.	1,500	15,842
Tose Co. Ltd.	300	5,421
Toshiba Machine Co. Ltd.	7,000	52,248
Toshiba Plant Systems & Services Corp.	2,000	37,311
Toshiba TEC Corp.	7,000	44,109
Tosho Printing Co. Ltd.	500	4,526
Tosoh Corp.	10,700	242,536
Totetsu Kogyo Co. Ltd.	1,000	33,193
TOTO Ltd.	5,400	318,704
Totoku Electric Co. Ltd.	100	2,482
Tottori Bank Ltd. (The)	300	4,750
Toukei Computer Co. Ltd.	200	5,804
Tow Co. Ltd.	600	4,952
Towa Bank Ltd. (The)	1,300	17,618
Towa Corp.	1,200	23,324
Towa Pharmaceutical Co. Ltd.	600	32,749
Toyo Construction Co. Ltd.	3,600	21,055
Toyo Corp.	1,600	14,058
Toyo Denki Seizo KK	400	6,809
Toyo Engineering Corp.	1,600	18,460
Toyo Ink SC Holdings Co. Ltd.	1,000	5,920
Toyo Kanetsu KK	600	24,415
Toyo Kohan Co. Ltd.	3,000	12,993
Toyo Logistics Co. Ltd.	1,000	2,920
Toyo Machinery & Metal Co. Ltd.	1,000	8,520
Toyo Securities Co. Ltd.	4,000	11,289
Toyo Seikan Group Holdings Ltd.	4,800	77,107
Toyo Shutter Co. Ltd.	200	1,102
Toyo Sugar Refining Co. Ltd.	200	2,162
Toyo Suisan Kaisha Ltd.	900	38,460
Toyo Tanso Co. Ltd.	700	22,024
Toyo Tire & Rubber Co. Ltd. (x)	5,000	103,306
Toyo Wharf & Warehouse Co. Ltd.	300	4,840
Toyobo Co. Ltd.	1,700	30,884

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA INTERNATIONAL VALUE MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

	Number of Shares	Value (Note 1)

Toyoda Gosei Co. Ltd.	2,400	$61,068
Toyota Boshoku Corp.	1,800	37,685
Toyota Industries Corp.	5,700	366,257
Toyota Motor Corp.	85,580	5,478,487
Toyota Tsusho Corp.	7,800	313,938
TPR Co. Ltd.	1,500	49,723
Transcosmos, Inc.	1,600	40,911
Trend Micro, Inc.	3,400	192,820
Trusco Nakayama Corp.	1,400	40,817
TS Tech Co. Ltd.	2,300	94,613
TSI Holdings Co. Ltd.	4,825	35,542
Tsubakimoto Chain Co.	6,000	48,458
Tsubakimoto Kogyo Co. Ltd.	200	5,277
Tsudakoma Corp.*	3,000	5,911
Tsugami Corp.	3,000	38,607
Tsukamoto Corp. Co. Ltd.	200	2,357
Tsukishima Kikai Co. Ltd.	2,000	26,749
Tsukuba Bank Ltd.	5,400	18,499
Tsumura & Co.	2,700	89,740
Tsuruha Holdings, Inc.	1,400	190,353
Tsutsumi Jewelry Co. Ltd.	500	9,754
TV Asahi Holdings Corp.	3,000	60,333
Tv Tokyo Holdings Corp.	500	10,828
TYK Corp.	1,000	3,896
UACJ Corp.	1,226	32,044
Ube Industries Ltd.	100	2,942
Uchida Yoko Co. Ltd.	400	11,218
Ueki Corp.	100	2,454
UKC Holdings Corp.	700	15,438
Ulvac, Inc.	1,200	75,616
Unicafe, Inc.	300	3,320
Unicharm Corp.	15,000	389,993
Uniden Holdings Corp.*	3,000	7,881
Union Tool Co.	800	29,394
Unipres Corp.	1,600	43,097
United Arrows Ltd.	1,100	44,664
United Super Markets Holdings, Inc.	3,520	35,739
Unitika Ltd.*	2,900	21,311
U-Shin Ltd.*	1,400	9,480
Ushio, Inc.	6,300	90,076
USS Co. Ltd.	9,100	192,701
Utoc Corp.	900	4,321
Valor Holdings Co. Ltd.	2,400	56,105
Vital KSK Holdings, Inc.	2,300	21,066
Wacoal Holdings Corp. (x)	500	15,798
Wacom Co. Ltd.	8,000	43,310
Wakachiku Construction Co. Ltd.	700	11,164
Wakamoto Pharmaceutical Co. Ltd.	1,000	2,467
Warabeya Nichiyo Holdings Co. Ltd.	700	19,849
Watabe Wedding Corp.	300	1,741
WATAMI Co. Ltd.	1,400	20,477
Weathernews, Inc.	300	8,853
Welcia Holdings Co. Ltd.	2,000	86,443
West Japan Railway Co.	6,900	503,806
Wood One Co. Ltd.	400	5,648
Xebio Holdings Co. Ltd.	1,400	26,652
YAC Holdings Co. Ltd.	500	4,828

Yahagi Construction Co. Ltd.	1,700	14,816
Yahoo Japan Corp.	50,100	229,880
Yaizu Suisankagaku Industry Co. Ltd.	600	6,523
Yakult Honsha Co. Ltd.	4,300	324,384
YAMABIKO Corp.	2,000	31,720
Yamada Denki Co. Ltd. (x)	21,580	118,937
Yamada SxL Home Co. Ltd.*	6,000	4,367
Yamagata Bank Ltd. (The)	1,400	30,566
Yamaguchi Financial Group, Inc.	1,000	11,884
Yamaha Corp.	4,800	177,218
Yamaha Motor Co. Ltd.	10,000	327,934
Yamaichi Electronics Co. Ltd.	1,200	21,886
Yamanashi Chuo Bank Ltd. (The)	7,000	30,566
Yamashita Health Care Holdings, Inc.*	100	1,391
Yamatane Corp.	600	11,673
Yamato Corp.	1,000	7,499
Yamato Holdings Co. Ltd.	11,700	235,454
Yamato International, Inc.	700	2,752
Yamato Kogyo Co. Ltd.	1,200	34,879
Yamaura Corp.	500	4,069
Yamaya Corp.	110	3,349
Yamazaki Baking Co. Ltd.	6,000	116,991
Yamazawa Co. Ltd.	300	4,667
Yamazen Corp.	4,700	55,436
Yaoko Co. Ltd.	1,000	48,813
Yaskawa Electric Corp.	9,000	396,583
Yasuda Logistics Corp.	1,000	8,866
Yellow Hat Ltd.	1,100	33,242
Yodogawa Steel Works Ltd.	1,800	55,753
Yokogawa Bridge Holdings Corp.	2,000	46,789
Yokogawa Electric Corp.	8,800	168,541
Yokohama Reito Co. Ltd. (x)	2,600	26,952
Yokohama Rubber Co. Ltd. (The)	5,000	122,609
Yokowo Co. Ltd.	1,000	14,227
Yomeishu Seizo Co. Ltd.	500	11,595
Yomiuri Land Co. Ltd.	200	8,804
Yondenko Corp.	200	5,268
Yondoshi Holdings, Inc.	900	23,859
Yorozu Corp.	700	15,047
Yoshinoya Holdings Co. Ltd. (x)	3,000	50,934
Yuasa Trading Co. Ltd.	1,200	43,612
Yuken Kogyo Co. Ltd.	200	4,860
Yurtec Corp.	2,000	17,093
Yushin Precision Equipment Co. Ltd.	600	17,120
Yushiro Chemical Industry Co. Ltd.	600	8,994
Zappallas, Inc.	1,000	3,568
Zenkoku Hosho Co. Ltd.	2,400	103,199
Zenrin Co. Ltd.	1,700	57,258
Zensho Holdings Co. Ltd. (x)	4,600	79,079
Zeon Corp.	7,000	101,327
ZERIA Pharmaceutical Co. Ltd.	1,100	21,048
Zuken, Inc.	800	13,511

		191,720,817

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA INTERNATIONAL VALUE MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

	Number of Shares	Value (Note 1)

Jersey (0.1%)
Randgold Resources Ltd.	6,151	$615,384

Macau (0.0%)
MGM China Holdings Ltd.	80,000	242,165

Mexico (0.3%)
Becle SAB de CV*	22,800	36,527
Fibra Uno Administracion SA de CV (REIT)	1,262,000	1,870,295
Fresnillo plc	12,042	232,334
Grupo Televisa SAB (ADR)	79,311	1,480,736

		3,619,892

Netherlands (4.6%)
ASML Holding NV	68,242	11,884,906
Heineken NV	62,186	6,486,184
ING Groep NV	349,088	6,418,926
Koninklijke Ahold Delhaize NV	110,000	2,419,917
Koninklijke Philips NV	84,537	3,199,156
Royal Dutch Shell plc, Class A	282,037	9,443,648
Royal Dutch Shell plc, Class B	236,405	8,006,685

		47,859,422

New Zealand (0.0%)
Fletcher Building Ltd. (x)	14,684	79,055
SKYCITY Entertainment Group Ltd.	12,612	36,607
Spark New Zealand Ltd.	15,442	39,760
Trade Me Group Ltd.	13,185	45,368

		200,790

Norway (0.2%)
Statoil ASA	84,607	1,805,367

South Africa (0.1%)
Mondi plc	24,806	646,727

Spain (3.0%)
Banco Bilbao Vizcaya Argentaria SA	1,234,005	10,530,176
Banco Santander SA	1,432,695	9,418,505
Iberdrola SA	516,952	4,006,911
Industria de Diseno Textil SA	99,382	3,463,427
Telefonica SA	398,486	3,884,753

		31,303,772

Sweden (1.2%)
Atlas Copco AB, Class A	203,527	8,788,051
Investor AB, Class B	77,776	3,546,952

		12,335,003

Switzerland (2.9%)
Cie Financiere Richemont SA (Registered)	52,829	4,787,112
Coca-Cola HBC AG*	12,700	414,955
Ferguson plc	15,930	1,146,371
Glencore plc*	705,282	3,713,722
LafargeHolcim Ltd. (Registered)*	58,409	3,293,729
Nestle SA (Registered)	58,415	5,023,528
Novartis AG (Registered)	69,937	5,913,909
UBS Group AG (Registered)*	291,017	5,357,735

		29,651,061

United Kingdom (16.2%)
3i Group plc	63,063	777,795
Admiral Group plc	12,783	345,525
Anglo American plc	71,427	1,494,294
Ashtead Group plc	31,278	841,221
Associated British Foods plc	21,885	833,255
AstraZeneca plc	79,730	5,512,626
Aviva plc	255,425	1,746,726
BAE Systems plc	200,340	1,549,902
Barclays plc	1,068,829	2,930,894
Barratt Developments plc	63,007	550,821
BP plc	1,165,258	8,223,498
British American Tobacco plc	143,951	9,752,756
British Land Co. plc (The) (REIT)	66,861	624,234
BT Group plc	527,180	1,933,885
Bunzl plc	21,022	588,093
Burberry Group plc	26,989	652,990
Centrica plc	334,294	619,699
Compass Group plc	99,433	2,147,991
ConvaTec Group plc(m)	529,417	1,468,898
CYBG plc (CHDI)*	42,653	192,691
Diageo plc	327,144	12,036,147
Direct Line Insurance Group plc	89,880	463,199
easyJet plc	16,309	322,367
Experian plc	59,141	1,306,333
GKN plc	106,406	458,863
GlaxoSmithKline plc	304,211	5,431,910
Great Portland Estates plc (REIT)	87,897	817,071
Hammerson plc (REIT)	51,731	382,050
Hargreaves Lansdown plc	15,090	367,135
HSBC Holdings plc	1,264,052	13,088,374
Imperial Brands plc	60,093	2,568,720
InterContinental Hotels Group plc	11,952	761,505
International Consolidated Airlines Group SA	105,944	931,192
Intertek Group plc	10,157	711,729
ITV plc	247,389	552,790
J Sainsbury plc	94,446	307,824
Janus Henderson Group plc (CHDI) (x)	4,692	180,118
Johnson Matthey plc	12,801	531,461
Kingfisher plc	137,895	628,726
Land Securities Group plc (REIT)	98,639	1,342,429
Legal & General Group plc	372,335	1,373,901
Liberty Global plc, Class A*	45,159	1,618,498
Liberty Global plc, Class C*	40,834	1,381,823
Liberty Global plc LiLAC, Class A (x)*	4,307	86,786
Liberty Global plc LiLAC, Class C*	5,094	101,320
Lloyds Banking Group plc	3,622,400	3,328,667
London Stock Exchange Group plc	20,340	1,041,636
Marks & Spencer Group plc (x)	108,582	461,503
National Grid plc	216,471	2,557,640
Next plc	8,823	539,035
Old Mutual plc	299,103	935,683

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA INTERNATIONAL VALUE MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

	Number of Shares	Value (Note 1)

Pearson plc	54,130	$537,895
Persimmon plc	19,330	714,574
Prudential plc	162,750	4,187,087
Reckitt Benckiser Group plc	112,477	10,507,250
RELX plc	67,643	1,588,197
Rio Tinto Ltd.	14,772	873,775
Rio Tinto plc	75,594	4,023,333
Rolls-Royce Holdings plc*	626,418	7,163,572
Rolls-Royce Holdings plc (Preference) (q)(r)*	29,873,366	40,334
Royal Bank of Scotland Group plc*	148,548	557,563
RSA Insurance Group plc	68,900	588,385
Sage Group plc (The)	71,377	769,030
Schroders plc	7,268	345,021
Severn Trent plc	14,862	433,825
Sky plc*	65,046	888,757
Smith & Nephew plc	55,099	958,168
SSE plc	62,909	1,121,163
St James’s Place plc	34,729	574,864
Standard Chartered plc*	670,793	7,065,141
Standard Life Aberdeen plc	128,830	759,421
Taylor Wimpey plc	214,642	598,145
Tesco plc	526,295	1,486,883
Unilever NV (CVA)	141,336	7,962,723
Unilever plc	73,619	4,100,610
United Utilities Group plc	46,175	517,137
Vodafone Group plc	1,677,266	5,321,717
Weir Group plc (The)	69,224	1,984,215
Whitbread plc	11,968	646,344
WPP plc	78,856	1,427,728

		167,147,086

United States (4.9%)
Carnival plc	11,303	746,556
Iron Mountain, Inc. (CHDI) (REIT)	1,610	60,938
Las Vegas Sands Corp.	254,157	17,661,370
News Corp. (CHDI), Class B	2,956	49,772
ResMed, Inc. (CHDI)	30,314	259,941
Schlumberger Ltd.	168,497	11,355,013
Shire plc	179,401	9,446,512
Sims Metal Management Ltd.	6,823	83,954
Wynn Resorts Ltd.	67,406	11,363,977

		51,028,033

Total Common Stocks (90.0%) (Cost $763,034,898)		930,149,064

	Principal Amount	Value (Note 1)
Repurchase Agreements (0.6%)
Citigroup Global Markets Ltd., 1.40%, dated 12/29/17, due 1/2/18, repurchase price $300,047, collateralized by various Foreign Government Agency Securities, ranging from 1.625%-2.500%, maturing 3/16/21-7/29/25, U.S. Government Treasury Securities, ranging from 0.875%-7.250%, maturing from 8/15/20-2/15/47; total market value $306,000. (xx)	$300,000	300,000

Citigroup Global Markets, Inc., 1.60%, dated 12/29/17, due 1/2/18, repurchase price $500,089, collateralized by various Common Stocks; total market value $550,000. (xx)	500,000	500,000
Deutsche Bank AG, 1.81%, dated 12/29/17, due 1/2/18, repurchase price $400,080, collateralized by various Common Stocks, U.S. Government Treasury Securities, ranging from 1.875%-2.250%, maturing 4/30/22-8/15/46; total market value $444,889. (xx)	400,000	400,000
Deutsche Bank AG, 1.81%, dated 12/29/17, due 1/2/18, repurchase price $300,060, collateralized by various Common Stocks, U.S. Government Treasury Securities, ranging from 1.875%-2.250%, maturing 4/30/22-8/15/46; total market value $333,666. (xx)	300,000	300,000
Deutsche Bank AG, 1.81%, dated 12/29/17, due 1/2/18, repurchase price $400,080, collateralized by various Common Stocks, U.S. Government Treasury Securities, ranging from 1.875%-2.250%, maturing 4/30/22-8/15/46; total market value $444,889. (xx)	400,000	400,000
Deutsche Bank AG, 1.81%, dated 12/29/17, due 1/2/18, repurchase price $400,080, collateralized by various Common Stocks, U.S. Government Treasury Securities, ranging from 1.875%-2.250%, maturing 4/30/22-8/15/46; total market value $444,889. (xx)	400,000	400,000
Deutsche Bank AG, 1.55%, dated 12/29/17, due 1/2/18, repurchase price $300,052, collateralized by various Corporate Bonds, ranging from 1.750%-1.875%, maturing 9/5/19-4/14/22, Foreign Government Agency Securities, ranging from 1.875%-2.000%, maturing 3/15/19-5/2/25; total market value $306,000. (xx)	300,000	300,000
NBC Global Finance Ltd., 1.59%, dated 12/29/17, due 1/2/18, repurchase price $400,071, collateralized by various Common Stocks; total market value $444,971. (xx)	400,000	400,000

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA INTERNATIONAL VALUE MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

	Principal Amount	Value (Note 1)

NBC Global Finance Ltd., 1.59%, dated 12/29/17, due 1/2/18, repurchase price $400,071, collateralized by various Common Stocks; total market value $444,971. (xx)	$400,000	$400,000
NBC Global Finance Ltd., 1.59%, dated 12/29/17, due 1/2/18, repurchase price $400,071, collateralized by various Common Stocks; total market value $444,971. (xx)	400,000	400,000
RBS Securities, Inc., 1.37%, dated 12/29/17, due 1/2/18, repurchase price $602,294, collateralized by various U.S. Government Treasury Securities, ranging from 1.750%-1.875%, maturing 2/28/22-9/30/22; total market value $614,250. (xx)	602,203	602,203
Societe Generale SA, 1.32%, dated 12/29/17, due 1/5/18, repurchase price $2,000,513, collateralized by various U.S. Government Treasury Securities, ranging from 0.000%-8.125%, maturing 2/28/19-2/15/44; total market value $2,040,000. (xx)	2,000,000	2,000,000

Total Repurchase Agreements		6,402,203

Total Short-Term Investments (0.6%) (Cost $6,402,203)		6,402,203

Total Investments in Securities (90.6%) (Cost $769,437,101)		936,551,267
Other Assets Less Liabilities (9.4%)		96,699,309

Net Assets (100%)		$1,033,250,576

*	Non-income producing.
‡	All, or a portion, of the security is an affiliated company as defined under the Investment Company Act of 1940.
(m)	Regulation S is an exemption for securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. Resale restrictions may apply for purposes of the Securities Act of 1933. At December 31, 2017, the market value of these securities amounted to $3,453,718 or 0.3% of net assets.
(q)	Preference Shares are a special type of equity investment that shares in the earnings of the company, has limited voting rights, and receives a greater dividend than applicable Common Shares.
(r)	Value determined using significant unobservable inputs.
(x)	All or a portion of security is on loan at December 31, 2017.
(xx)	At December 31, 2017, the Portfolio had loaned securities with a total value of $6,665,755. This was secured by cash collateral of $6,402,203 which was subsequently invested in joint repurchase agreements with a total value of $6,402,203, as detailed in the Notes to the Financial Statements, for which the Portfolio has a proportionate interest as reported in the Portfolio of Investments as Repurchase Agreements, and $534,503 collateralized by various U.S. Government Treasury Securities, ranging from 0.000% – 6.625%, maturing 1/31/18 – 2/15/46.

Glossary:

ADR	—	American Depositary Receipt
AUD	—	Australian Dollar
CHDI	—	Clearing House Electronic Subregister System (CHESS) Depository Interest
CVA	—	Dutch Certification
EUR	—	European Currency Unit
GBP	—	British Pound
JPY	—	Japanese Yen
REIT	—	Real Estate Investment Trust
RNC	—	Risparmio Non-Convertible Saving Shares
USD	—	United States Dollar

Sector Weightings as of December 31, 2017	Market Value	% of Net Assets
Financials	$179,027,007	17.3%
Consumer Discretionary	137,528,962	13.3
Consumer Staples	121,994,309	11.8
Industrials	120,303,132	11.7
Health Care	103,526,779	10.0
Materials	72,395,365	7.0
Information Technology	60,103,646	5.8
Energy	59,737,086	5.8
Telecommunication Services	31,964,006	3.1
Utilities	21,822,945	2.1
Real Estate	21,745,827	2.1
Repurchase Agreements	6,402,203	0.6
Cash and Other	96,699,309	9.4

		100.0%

Investments in companies which were affiliates for the year ended December 31, 2017, were as follows:

Security Description	Shares at December 31, 2017	Market Value December 31, 2016 ($)	Purchases at Cost ($)	Proceeds from Sales ($)	Net Realized Gain (Loss) ($)	Change in Unrealized Appreciation/ (Depreciation) ($)	Market Value December 31, 2017 ($)	Dividend/ Interest Income ($)	Capital Gain Distributions ($)
AXA SA	186,925	5,418,028	—	(770,349)	109,393	790,542	5,547,614	221,382	—

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA INTERNATIONAL VALUE MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

Futures contracts outstanding as of December 31, 2017 (Note 1):

Description	Number of Contracts	Expiration Date	Trading Currency	Notional Amount ($)	Value and Unrealized Appreciation (Depreciation) ($)
Long Contracts
EURO STOXX 50 Index	853	3/2018	EUR	35,749,877	(810,263)
FTSE 100 Index	237	3/2018	GBP	24,440,496	702,677
SPI 200 Index	82	3/2018	AUD	9,629,065	46,716
TOPIX Index	136	3/2018	JPY	21,931,396	439,800

					378,930

Forward foreign currency contracts outstanding as of December 31, 2017 (Note 1):

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation) ($)
AUD	1,060,091	USD	795,853	HSBC Bank plc	3/16/2018	31,171
EUR	759,911	USD	902,500	Citibank NA	3/16/2018	13,225
EUR	2,728,812	USD	3,227,623	HSBC Bank plc	3/16/2018	60,713
GBP	1,979,251	USD	2,659,749	HSBC Bank plc	3/16/2018	18,905
JPY	225,022,139	USD	1,993,070	HSBC Bank plc	3/16/2018	11,294

Total unrealized appreciation						135,308

JPY	62,622,174	USD	561,542	Deutsche Bank AG	3/16/2018	(3,741)
USD	851,893	EUR	718,856	Citibank NA	3/16/2018	(14,359)
USD	617,829	GBP	460,675	HSBC Bank plc	3/16/2018	(5,634)
USD	516,524	JPY	58,054,218	Citibank NA	3/16/2018	(589)

Total unrealized depreciation						(24,323)

Net unrealized appreciation						110,985

Foreign cash on the statement of assets and liabilities is maintained at JPMorgan or its affiliates and is comprised of the following in (USD): AUD 8,200,594, CAD 772, CHF 695, EUR 32,899,360, GBP 21,009,998, JPY 20,701,392, TWD 77.

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA INTERNATIONAL VALUE MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2017:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Common Stocks
Consumer Discretionary	$33,694,510	$103,834,452	$—	$137,528,962
Consumer Staples	887,639	121,106,670	—	121,994,309
Energy	11,355,013	48,382,073	—	59,737,086
Financials	6,724,804	172,302,203	—	179,027,007
Health Care	2,885,270	100,641,509	—	103,526,779
Industrials	—	120,262,798	40,334	120,303,132
Information Technology	9,415,713	50,687,933	—	60,103,646
Materials	6,519,838	65,875,527	—	72,395,365
Real Estate	1,870,295	19,875,532	—	21,745,827
Telecommunication Services	—	31,964,006	—	31,964,006
Utilities	—	21,822,945	—	21,822,945
Forward Currency Contracts	—	135,308	—	135,308
Futures	1,189,193	—	—	1,189,193
Short-Term Investments
Repurchase Agreements	—	6,402,203	—	6,402,203

Total Assets	$74,542,275	$863,293,159	$40,334	$937,875,768

Liabilities:
Forward Currency Contracts	$—	$(24,323)	$—	$(24,323)
Futures	(810,263)	—	—	(810,263)

Total Liabilities	$(810,263)	$(24,323)	$—	$(834,586)

Total	$73,732,012	$863,268,836	$40,334	$937,041,182

There were no transfers between Levels 1, 2 or 3 during the year ended December 31, 2017.

Fair Values of Derivative Instruments as of December 31, 2017:

	Statement of Assets and Liabilities
Derivatives Not Accounted for as Hedging Instrument^	Asset Derivatives	Fair Value
Foreign exchange contracts	Receivables	$135,308
Equity contracts	Receivables, Net assets – Unrealized appreciation	1,189,193	*

Total		$1,324,501

	Liability Derivatives
Foreign exchange contracts	Payables	$(24,323)
Equity contracts	Receivables, Net assets – Unrealized depreciation	(810,263	)*

Total		$(834,586)

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Portfolio of Investments. Only variation margin is reported within the Statement of Assets & Liabilities.

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA INTERNATIONAL VALUE MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2017:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instrument^	Futures	Forward Foreign Currency Contracts	Total
Foreign exchange contracts	$—	$389,124	$389,124
Equity contracts	13,407,741	—	13,407,741

Total	$13,407,741	$389,124	$13,796,865

Amount of Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instrument^	Futures	Forward Foreign Currency Contracts	Total
Foreign exchange contracts	$—	$234,388	$234,388
Equity contracts	(2,009,747)	—	(2,009,747)

Total	$(2,009,747)	$234,388	$(1,775,359)

^ The Portfolio held forward foreign currency contracts and futures contracts as a substitute for investing in conventional securities, hedging and in an attempt to enhance returns.

The Portfolio held forward foreign currency contracts with an average settlement value of approximately $10,026,000 and futures contracts with an average notional balance of approximately $92,074,000 during the year ended December 31, 2017.

The following table presents the Portfolio’s gross derivative assets and liabilities by counterparty net of amounts available for offset under netting arrangements and any related collateral received or pledged by the Portfolio as of December 31, 2017:

Counterparty	Gross Amount of Derivative Assets Presented in the Statement of Assets and Liabilities (a)	Derivatives Available for Offset	Collateral Received	Net Amount Due from Counterparty
Citibank NA	$13,225	$(13,225)	$—	$—
HSBC Bank plc	122,083	(5,634)	—	116,449

Total	$135,308	$(18,859)	$—	$116,449

Counterparty	Gross Amount of Derivative Liabilities Presented in the Statement of Assets and Liabilities (a)	Derivatives Available for Offset	Collateral Pledged	Net Amount Due to Counterparty
Citibank NA	$14,948	$(13,225)	$—	$1,723
Deutsche Bank AG	3,741	—	—	3,741
HSBC Bank plc	5,634	(5,634)	—	—

Total	$24,323	$(18,859)	$—	$5,464

(a)	For financial reporting purposes the Portfolio does not offset derivative assets and derivative liabilities subject to master netting arrangements in the Statement of Assets and Liabilities.

Investment security transactions for the year ended December 31, 2017 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$37,474,171
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$120,972,383

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA INTERNATIONAL VALUE MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

As of December 31, 2017, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments in securities and derivative instruments, if applicable, for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$236,569,593
Aggregate gross unrealized depreciation	(75,229,168)

Net unrealized appreciation	$161,340,425

Federal income tax cost of investments in securities and derivative instruments, if applicable	$775,700,757

For the year ended December 31, 2017, the Portfolio incurred approximately $4,267 as brokerage commissions with Sanford C. Bernstein & Co., LLC, an affiliated broker/dealer.

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA INTERNATIONAL VALUE MANAGED VOLATILITY PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2017

ASSETS
Investments in Securities, at value (x):
Affiliated Issuers (Cost $4,038,260)	$5,547,614
Unaffiliated Issuers (Cost $758,996,638)	924,601,450
Repurchase Agreements (Cost $6,402,203)	6,402,203
Cash	14,131,941
Foreign cash (Cost $83,730,672)	82,812,888
Cash held as collateral at broker	4,595,280
Dividends, interest and other receivables	2,495,763
Receivable for securities sold	457,930
Unrealized appreciation on forward foreign currency contracts	135,308
Securities lending income receivable	21,545
Other assets	4,283

Total assets	1,041,206,205

LIABILITIES
Payable for return of collateral on securities loaned	6,402,203
Investment management fees payable	523,057
Payable for securities purchased	411,587
Distribution fees payable – Class IB	162,360
Administrative fees payable	105,806
Payable to Separate Accounts for Portfolio shares redeemed	92,227
Due to broker for futures variation margin	59,771
Unrealized depreciation on forward foreign currency contracts	24,323
Distribution fees payable – Class IA	4,747
Trustees’ fees payable	2,864
Accrued expenses	166,684

Total liabilities	7,955,629

NET ASSETS	$1,033,250,576

Net assets were comprised of:
Paid in capital	$992,415,125
Accumulated undistributed net investment income (loss)	(5,195,402)
Accumulated undistributed net realized gain (loss)	(120,687,577)
Net unrealized appreciation (depreciation)	166,718,430

Net assets	$1,033,250,576

Class IA
Net asset value, offering and redemption price per share, $22,439,084 / 1,605,634 shares outstanding (unlimited amount authorized: $0.01 par value)	$13.98

Class IB
Net asset value, offering and redemption price per share, $768,469,565 / 54,975,994 shares outstanding (unlimited amount authorized: $0.01 par value)	$13.98

Class K
Net asset value, offering and redemption price per share, $242,341,927 / 17,295,449 shares outstanding (unlimited amount authorized: $0.01 par value)	$14.01

(x)	Includes value of securities on loan of $6,665,755.

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2017

INVESTMENT INCOME
Dividends ($221,382 of dividend income received from affiliates) (net of $2,135,189 foreign withholding tax)	$26,148,354
Interest	24,255
Securities lending (net)	229,722

Total income	26,402,331

EXPENSES
Investment management fees	6,016,349
Distribution fees – Class IB	1,864,852
Administrative fees	1,235,836
Custodian fees	435,618
Professional fees	109,522
Printing and mailing expenses	84,042
Distribution fees – Class IA	53,542
Trustees’ fees	23,091
Miscellaneous	74,611

Total expenses	9,897,463

NET INVESTMENT INCOME (LOSS)	16,504,868

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Investments in securities ($109,393 of realized gain (loss) from affiliates)	13,458,899
Futures contracts	13,407,741
Forward foreign currency contracts	389,124
Foreign currency transactions	458,487

Net realized gain (loss)	27,714,251

Change in unrealized appreciation (depreciation) on:
Investments in securities ($790,542 of change in unrealized appreciation (depreciation) from affiliates)	159,795,747
Futures contracts	(2,009,747)
Forward foreign currency contracts	234,388
Foreign currency translations	7,285,165

Net change in unrealized appreciation (depreciation)	165,305,553

NET REALIZED AND UNREALIZED GAIN (LOSS)	193,019,804

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$209,524,672

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA INTERNATIONAL VALUE MANAGED VOLATILITY PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2017	2016
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$16,504,868	$18,490,918
Net realized gain (loss)	27,714,251	(31,087,630)
Net change in unrealized appreciation (depreciation)	165,305,553	18,090,571

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	209,524,672	5,493,859

DIVIDENDS:
Dividends from net investment income
Class IA	(410,493)	(92,606)
Class IB	(14,042,392)	(3,265,438)
Class K	(4,944,222)	(1,594,976)

TOTAL DIVIDENDS	(19,397,107)	(4,953,020)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 74,732 and 104,125 shares, respectively ]	957,184	1,167,666
Capital shares issued in reinvestment of dividends [ 29,830 and 8,068 shares, respectively ]	410,493	92,606
Capital shares repurchased [ (200,367) and (225,438) shares, respectively ]	(2,595,876)	(2,525,249)

Total Class IA transactions	(1,228,199)	(1,264,977)

Class IB
Capital shares sold [ 1,318,217 and 2,171,080 shares, respectively ]	17,164,186	24,275,827
Capital shares issued in reinvestment of dividends [ 1,020,207 and 284,450 shares, respectively ]	14,042,392	3,265,438
Capital shares repurchased [ (7,421,297) and (7,452,668) shares, respectively ]	(97,305,830)	(83,935,506)

Total Class IB transactions	(66,099,252)	(56,394,241)

Class K
Capital shares sold [ 89,945 and 43,010 shares, respectively ]	1,117,644	481,926
Capital shares issued in reinvestment of dividends [ 358,387 and 138,650 shares, respectively ]	4,944,222	1,594,976
Capital shares repurchased [ (2,277,859) and (2,903,475) shares, respectively ]	(29,723,081)	(32,705,828)

Total Class K transactions	(23,661,215)	(30,628,926)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	(90,988,666)	(88,288,144)

TOTAL INCREASE (DECREASE) IN NET ASSETS	99,138,899	(87,747,305)
NET ASSETS:
Beginning of year	934,111,677	1,021,858,982

End of year (a)	$1,033,250,576	$934,111,677

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$(5,195,402)	$(3,984,983)

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA INTERNATIONAL VALUE MANAGED VOLATILITY PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class IA	2017	2016	2015	2014	2013
Net asset value, beginning of year	$11.54	$11.51	$11.90	$13.04	$11.05

Income (loss) from investment operations:
Net investment income (loss) (e)	0.21	0.21	0.20	0.22	0.14	##
Net realized and unrealized gain (loss)	2.49	(0.13)	(0.58)	(1.15)	1.99

Total from investment operations	2.70	0.08	(0.38)	(0.93)	2.13

Less distributions:
Dividends from net investment income	(0.26)	(0.05)	(0.01)	(0.21)	(0.14)

Net asset value, end of year	$13.98	$11.54	$11.51	$11.90	$13.04

Total return	23.41%	0.74%	(3.17)%	(7.13)%	19.33%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$22,439	$19,635	$20,886	$22,830	$25,950
Ratio of expenses to average net assets:
After waivers and reimbursements (f)	1.05%	1.02%	1.01%	1.02%	1.03%
After waivers, reimbursements and fees paid indirectly (f)	1.05%	1.02%	1.01%	1.02%	1.03%
Before waivers, reimbursements and fees paid indirectly (f)	1.05%	1.02%	1.01%	1.02%	1.03%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (f)	1.57%	1.88%	1.61%	1.69%	1.20	%(aa)
After waivers, reimbursements and fees paid indirectly (f)	1.57%	1.88%	1.61%	1.69%	1.20	%(aa)
Before waivers, reimbursements and fees paid indirectly (f)	1.57%	1.87%	1.61%	1.69%	1.20	%(aa)
Portfolio turnover rate^	4%	6%	12%	7%	12%

	Year Ended December 31,
Class IB	2017	2016	2015	2014	2013
Net asset value, beginning of year	$11.54	$11.51	$11.90	$13.05	$11.06

Income (loss) from investment operations:
Net investment income (loss) (e)	0.21	0.21	0.20	0.22	0.14	##
Net realized and unrealized gain (loss)	2.49	(0.13)	(0.58)	(1.16)	1.99

Total from investment operations	2.70	0.08	(0.38)	(0.94)	2.13

Less distributions:
Dividends from net investment income	(0.26)	(0.05)	(0.01)	(0.21)	(0.14)

Net asset value, end of year	$13.98	$11.54	$11.51	$11.90	$13.05

Total return	23.41%	0.74%	(3.17)%	(7.20)%	19.31%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$768,470	$693,243	$748,925	$824,055	$972,486
Ratio of expenses to average net assets:
After waivers and reimbursements (f)	1.04%	1.02%	1.01%	1.02%	1.03%
After waivers, reimbursements and fees paid indirectly (f)	1.04%	1.02%	1.01%	1.02%	1.03%
Before waivers, reimbursements and fees paid indirectly (f)	1.04%	1.02%	1.01%	1.02%	1.03%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (f)	1.59%	1.88%	1.60%	1.69%	1.21	%(bb)
After waivers, reimbursements and fees paid indirectly (f)	1.59%	1.88%	1.60%	1.69%	1.21	%(bb)
Before waivers, reimbursements and fees paid indirectly (f)	1.59%	1.87%	1.60%	1.69%	1.21	%(bb)
Portfolio turnover rate^	4%	6%	12%	7%	12%

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA INTERNATIONAL VALUE MANAGED VOLATILITY PORTFOLIO

FINANCIAL HIGHLIGHTS (Continued)

	Year Ended December 31,
Class K	2017	2016	2015	2014	2013
Net asset value, beginning of year	$11.57	$11.54	$11.90	$13.04	$11.05

Income (loss) from investment operations:
Net investment income (loss) (e)	0.24	0.24	0.23	0.25	0.17	##
Net realized and unrealized gain (loss)	2.49	(0.13)	(0.58)	(1.15)	1.99

Total from investment operations	2.73	0.11	(0.35)	(0.90)	2.16

Less distributions:
Dividends from net investment income	(0.29)	(0.08)	(0.01)	(0.24)	(0.17)

Net asset value, end of year	$14.01	$11.57	$11.54	$11.90	$13.04

Total return	23.64%	0.99%	(2.92)%	(6.89)%	19.63%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$242,342	$221,234	$252,048	$287,258	$326,425
Ratio of expenses to average net assets:
After waivers and reimbursements (f)	0.79%	0.77%	0.76%	0.77%	0.78%
After waivers, reimbursements and fees paid indirectly (f)	0.79%	0.77%	0.76%	0.77%	0.78%
Before waivers, reimbursements and fees paid indirectly (f)	0.79%	0.77%	0.76%	0.77%	0.78%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (f)	1.84%	2.13%	1.86%	1.94%	1.46	%(cc)
After waivers, reimbursements and fees paid indirectly (f)	1.84%	2.13%	1.86%	1.94%	1.46	%(cc)
Before waivers, reimbursements and fees paid indirectly (f)	1.84%	2.13%	1.86%	1.94%	1.46	%(cc)
Portfolio turnover rate^	4%	6%	12%	7%	12%
##	Includes income resulting from a special dividend. Without this dividend, the per share income amounts would be $0.11, $0.11 and $0.14 for Class IA, Class IB and K respectively.
^	Portfolio turnover rate excludes derivatives, if any.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.
(aa)	Includes income resulting from a special dividend, Without this dividend, the ratios for Class IA would be 0.97% for income after waivers and reimbursements, 0.97% after waivers, reimbursements, and fees paid indirectly, and 0.97% before waivers, reimbursements, and fees paid indirectly.
(bb)	Includes income resulting from a special dividend. Without this dividend, the ratios for Class IB would be 0.98% for income after waiver and reimbursement, 0.98% after waivers, reimbursements, and fees paid indirectly, and 0.98% before waivers, reimbursements, and fees paid indirectly.
(cc)	Includes income resulting from a special dividend, Without this dividend, the ratios for Class K would be 1.23% for income after waivers and reimbursements, 1.23% after waivers, reimbursements, and fees paid indirectly, and 1.23% before waivers, reimbursements, and fees paid indirectly.

See Notes to Financial Statements.

AXA LARGE CAP CORE MANAGED VOLATILITY PORTFOLIO (Unaudited)

INVESTMENT MANAGER

➢	AXA Equitable Funds Management Group, LLC

INVESTMENT SUB-ADVISERS

➢	BlackRock Investment Management, LLC

➢	Capital Guardian Trust Company

➢	Thornburg Investment Management, Inc.

➢	Vaughan Nelson Investment Management

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/17
	1 Year	5 Years	10 Years/ Since Incept.
Portfolio – Class IA Shares	21.96%	14.58%	7.11%
Portfolio – Class IB Shares	21.96	14.58	6.99
Portfolio – Class K Shares*	22.24	14.86	14.89
Volatility Managed Index – Large Cap Core	21.83	15.92	10.25
S&P 500® Index	21.83	15.79	8.50
* Date of inception 8/26/11. Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned 21.96% for the year ended December 31, 2017. This compares to the returns of the following benchmarks over the same period: the Volatility Managed Index — Large Cap Core and the S&P 500® Index, which returned 21.83% and 21.83%, respectively.

The following commentary describes key factors (such as stock selection and sector allocation decisions) that helped or hurt the Portfolio’s performance relative to the S&P 500 Index.

Portfolio Highlights

What helped performance during the year:

•	Stock selection in the information technology and consumer staples sectors contributed to relative returns.

•	Underweighting the energy sector was beneficial from a sector allocation perspective.

•	Underweight positions in holdings General Electric Co and Exxon Mobil Corp. benefited relative performance.

•

Kite Pharmaceuticals, Inc., which was not a benchmark holding, also added to relative performance. Shares of Kite soared after Gilead Sciences announced that it would acquire the company. Kite has had positive clinical trial results for its latest leukemia drug and also has a number of cancer-fighting drugs in its pipeline.

What hurt performance during the year:

•	Underweighting the information technology sector detracted from relative performance, including underweight positions in Apple Inc., Microsoft Corp. and Facebook, Inc.

•	Within the consumer discretionary sector, underweighting Amazon.com, Inc. and overweighting Newell Brands, Inc. was detrimental to relative performance.

•	Other individual detractors from relative performance included underweighting The Boeing Company in the industrials sector and overweighting Halliburton Company in the energy sector.

How did derivatives contribute/detract from performance during the year?

•

The Portfolio maintains, or may invest in other portfolios that maintain, exposure to exchange-traded index futures, for purposes of liquidity and/or to adjust the Portfolio’s equity exposure during periods of high market volatility. The derivatives are typically offset by a roughly equal allocation to cash and cash equivalents, and had a minimal impact on performance relative to the index.

AXA LARGE CAP CORE MANAGED VOLATILITY PORTFOLIO (Unaudited)

Sector Weightings as of December 31, 2017	% of Net Assets
Information Technology	19.1%
Financials	12.3
Consumer Discretionary	11.5
Health Care	11.2
Exchange Traded Funds	8.9
Industrials	7.9
Consumer Staples	6.1
Energy	5.2
Investment Company	4.9
Materials	2.2
Real Estate	2.2
Utilities	1.9
Telecommunication Services	1.6
Repurchase Agreements	1.3
Closed End Fund	0.1
Cash and Other	3.6

100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees (in the case of Class IA and Class IB shares of the Portfolio), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2017 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/17	Ending Account Value 12/31/17	Expenses Paid During Period* 7/1/17 - 12/31/17
Class IA
Actual	$1,000.00	$1,105.15	$4.62
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.82	4.43
Class IB
Actual	1,000.00	1,105.14	4.62
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.82	4.43
Class K
Actual	1,000.00	1,106.65	3.29
Hypothetical (5% average annual return before expenses)	1,000.00	1,022.08	3.16

*  Expenses are equal to the Portfolio’s Class IA, Class IB and Class K shares annualized expense ratios of 0.87%, 0.87% and 0.62%, respectively, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

EQ ADVISORS TRUST

AXA LARGE CAP CORE MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2017

	Number of Shares	Value (Note 1)

COMMON STOCKS:
Consumer Discretionary (11.5%)
Auto Components (0.5%)
Aptiv plc	141,893	$12,036,783
BorgWarner, Inc.	12,245	625,597
Goodyear Tire & Rubber Co. (The)	14,494	468,301

		13,130,681

Automobiles (0.2%)
Ford Motor Co.	239,544	2,991,905
General Motors Co.	78,023	3,198,163
Harley-Davidson, Inc. (x)	10,365	527,371

		6,717,439

Distributors (0.1%)
Genuine Parts Co.	8,948	850,150
LKQ Corp.*	18,529	753,574

		1,603,724

Diversified Consumer Services (0.0%)
H&R Block, Inc.	12,941	339,313

Hotels, Restaurants & Leisure (2.1%)
Aramark	151,413	6,471,392
Carnival Corp.	24,705	1,639,671
Chipotle Mexican Grill, Inc. (x)*	9,432	2,726,131
Darden Restaurants, Inc.	7,519	721,974
Domino’s Pizza Group plc	850,200	3,968,282
Hilton Worldwide Holdings, Inc.	56,347	4,499,871
Marriott International, Inc., Class A	18,658	2,532,450
McDonald’s Corp.	48,662	8,375,703
MGM Resorts International	30,982	1,034,489
Norwegian Cruise Line Holdings Ltd.*	111,585	5,941,901
Royal Caribbean Cruises Ltd.	10,415	1,242,301
Starbucks Corp.	170,461	9,789,575
Wyndham Worldwide Corp.	6,002	695,452
Wynn Resorts Ltd.	19,142	3,227,150
Yum Brands, Inc.	56,519	4,612,516

		57,478,858

Household Durables (0.9%)
DR Horton, Inc.	21,316	1,088,608
Garmin Ltd.	6,712	399,834
Leggett & Platt, Inc.	8,285	395,443
Lennar Corp., Class A	25,833	1,633,679
Mohawk Industries, Inc.*	3,903	1,076,838
Newell Brands, Inc.	237,353	7,334,208
PulteGroup, Inc.	16,791	558,301
TRI Pointe Group, Inc.*	435,092	7,796,848
Whirlpool Corp.	24,596	4,147,869

		24,431,628

Internet & Direct Marketing Retail (1.9%)
Amazon.com, Inc.*	27,364	32,001,378
Expedia, Inc.	42,772	5,122,802
Netflix, Inc.*	26,455	5,078,302
Priceline Group, Inc. (The)*	4,600	7,993,604
TripAdvisor, Inc. (x)*	6,801	234,362

		50,430,448

Leisure Products (0.3%)
Acushnet Holdings Corp. (x)	188,897	3,981,949
Callaway Golf Co.	203,768	2,838,488
Hasbro, Inc.	7,221	656,317
Mattel, Inc. (x)	21,629	332,654

		7,809,408

Media (2.7%)
CBS Corp. (Non-Voting), Class B	22,262	1,313,458
Charter Communications, Inc., Class A*	32,230	10,827,991
Comcast Corp., Class A	382,687	15,326,614
Discovery Communications, Inc., Class A (x)*	9,912	221,831
Discovery Communications, Inc., Class C*	13,836	292,908
DISH Network Corp., Class A*	13,972	667,163
Gannett Co., Inc.	85,722	993,518
Interpublic Group of Cos., Inc. (The)	23,472	473,196
News Corp., Class A	23,685	383,933
News Corp., Class B	5,941	98,621
Omnicom Group, Inc.	13,921	1,013,866
Scripps Networks Interactive, Inc., Class A	5,542	473,176
Time Warner, Inc.	147,692	13,509,387
Twenty-First Century Fox, Inc., Class A	64,356	2,222,213
Twenty-First Century Fox, Inc., Class B	429,893	14,667,949
Viacom, Inc., Class B	77,253	2,380,165
Walt Disney Co. (The)	92,243	9,917,045

		74,783,034

Multiline Retail (0.4%)
Dollar General Corp.	48,956	4,553,397
Dollar Tree, Inc.*	14,600	1,566,726
Kohl’s Corp.	10,073	546,259
Macy’s, Inc.	19,628	494,429
Nordstrom, Inc. (x)	6,961	329,812
Target Corp.	33,594	2,192,009

		9,682,632

Specialty Retail (1.9%)
Advance Auto Parts, Inc.	4,778	476,319
AutoZone, Inc.*	1,689	1,201,504
Best Buy Co., Inc.	15,523	1,062,860
CarMax, Inc.*	11,186	717,358
Foot Locker, Inc.	8,166	382,822
Gap, Inc. (The)	13,965	475,648
Home Depot, Inc. (The)	139,981	26,530,599
L Brands, Inc.	14,870	895,471
Lowe’s Cos., Inc.	50,859	4,726,835
O’Reilly Automotive, Inc.*	37,221	8,953,139
Ross Stores, Inc.	23,736	1,904,814
Signet Jewelers Ltd. (x)	3,767	213,024
Tiffany & Co.	6,138	638,045
TJX Cos., Inc. (The)	38,912	2,975,212
Tractor Supply Co.	7,638	570,941
Ulta Beauty, Inc.*	3,542	792,204

		52,516,795

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA LARGE CAP CORE MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

	Number of Shares	Value (Note 1)

Textiles, Apparel & Luxury Goods (0.5%)
Hanesbrands, Inc. (x)	21,909	$458,117
Michael Kors Holdings Ltd.*	9,104	573,097
NIKE, Inc., Class B	134,314	8,401,340
PVH Corp.	4,519	620,052
Ralph Lauren Corp. (x)	3,320	344,251
Tapestry, Inc.	17,788	786,763
Under Armour, Inc., Class A (x)*	12,103	174,647
Under Armour, Inc., Class C (x)*	11,167	148,744
VF Corp.	20,328	1,504,272

		13,011,283

Total Consumer Discretionary		311,935,243

Consumer Staples (6.1%)
Beverages (1.0%)
Brown-Forman Corp., Class B	11,559	793,757
Coca-Cola Co. (The)	234,285	10,748,996
Constellation Brands, Inc., Class A	10,618	2,426,956
Dr Pepper Snapple Group, Inc.	11,299	1,096,681
Molson Coors Brewing Co., Class B	11,299	927,309
Monster Beverage Corp.*	25,163	1,592,566
PepsiCo, Inc.	86,871	10,417,570

		28,003,835

Food & Staples Retailing (1.8%)
Costco Wholesale Corp.	26,680	4,965,682
CVS Health Corp.	61,802	4,480,645
Kroger Co. (The)	53,394	1,465,665
Sysco Corp.	29,269	1,777,506
US Foods Holding Corp.*	361,431	11,540,492
Walgreens Boots Alliance, Inc.	53,350	3,874,277
Wal-Mart Stores, Inc.	212,872	21,021,109

		49,125,376

Food Products (1.1%)
Archer-Daniels-Midland Co.	33,677	1,349,774
Campbell Soup Co. (x)	11,588	557,499
Conagra Brands, Inc.	25,157	947,664
General Mills, Inc.	34,308	2,034,121
Hershey Co. (The)	8,409	954,506
Hormel Foods Corp.	72,433	2,635,837
JM Smucker Co. (The)	6,860	852,286
Kellogg Co.	15,524	1,055,322
Kraft Heinz Co. (The)	51,761	4,024,935
McCormick & Co., Inc. (Non-Voting)	7,183	732,020
Mondelez International, Inc., Class A	131,090	5,610,652
Nomad Foods Ltd.*	470,594	7,957,744
Tyson Foods, Inc., Class A	18,165	1,472,637

		30,184,997

Household Products (1.0%)
Church & Dwight Co., Inc.	15,083	756,714
Clorox Co. (The)	7,850	1,167,609
Colgate-Palmolive Co.	53,582	4,042,762

Kimberly-Clark Corp.	21,484	2,592,259
Procter & Gamble Co. (The)	194,687	17,887,842

		26,447,186

Personal Products (0.4%)
Coty, Inc., Class A	27,440	545,782
Estee Lauder Cos., Inc. (The), Class A	71,414	9,086,717

		9,632,499

Tobacco (0.8%)
Altria Group, Inc.	116,128	8,292,700
Philip Morris International, Inc.	135,697	14,336,389

		22,629,089

Total Consumer Staples		166,022,982

Energy (4.8%)
Energy Equipment & Services (1.0%)
Baker Hughes a GE Co.	25,783	815,774
Ensco plc, Class A	314,316	1,857,608
Halliburton Co.	290,118	14,178,066
Helmerich & Payne, Inc. (x)	6,714	433,993
National Oilwell Varco, Inc.	23,504	846,614
Schlumberger Ltd.	110,145	7,422,672
TechnipFMC plc	25,925	811,712

		26,366,439

Oil, Gas & Consumable Fuels (3.8%)
Anadarko Petroleum Corp.	32,866	1,762,932
Andeavor	8,557	978,407
Apache Corp.	23,861	1,007,411
Cabot Oil & Gas Corp.	28,426	812,984
Chesapeake Energy Corp. (x)*	57,055	225,938
Chevron Corp.	134,369	16,821,655
Cimarex Energy Co.	6,021	734,622
Concho Resources, Inc.*	9,052	1,359,791
ConocoPhillips	92,489	5,076,721
Devon Energy Corp.	189,976	7,865,006
Enbridge, Inc.	57,700	2,256,647
EOG Resources, Inc.	68,611	7,403,813
EQT Corp.	14,936	850,157
Exxon Mobil Corp.	258,491	21,620,188
Hess Corp.	16,599	787,955
Kinder Morgan, Inc.	199,464	3,604,314
Kosmos Energy Ltd.*	1,082,700	7,416,495
Marathon Oil Corp.	53,470	905,247
Marathon Petroleum Corp.	29,794	1,965,808
Newfield Exploration Co.*	11,464	361,460
Noble Energy, Inc.	58,740	1,711,684
Occidental Petroleum Corp.	70,318	5,179,624
ONEOK, Inc.	23,638	1,263,451
Phillips 66	26,494	2,679,868
Pioneer Natural Resources Co.	10,521	1,818,555
Range Resources Corp.	14,360	244,982
Valero Energy Corp.	26,846	2,467,416
Williams Cos., Inc. (The)	141,341	4,309,487

		103,492,618

Total Energy		129,859,057

Financials (11.9%)
Banks (5.1%)
Bank of America Corp.	592,275	17,483,958

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA LARGE CAP CORE MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

	Number of Shares	Value (Note 1)

BB&T Corp.	48,170	$2,395,012
Citigroup, Inc.	410,290	30,529,680
Citizens Financial Group, Inc.	89,748	3,767,621
Comerica, Inc.	10,687	927,738
Fifth Third Bancorp	43,095	1,307,502
Huntington Bancshares, Inc.	355,542	5,176,692
JPMorgan Chase & Co.	381,636	40,812,155
KeyCorp	65,783	1,326,843
M&T Bank Corp.	9,107	1,557,206
People’s United Financial, Inc.	19,976	373,551
PNC Financial Services Group, Inc. (The)‡	29,081	4,196,097
Regions Financial Corp.	69,828	1,206,628
SunTrust Banks, Inc.	28,985	1,872,141
US Bancorp	95,922	5,139,501
Wells Fargo & Co.	311,582	18,903,680
Zions Bancorp	12,359	628,208

		137,604,213

Capital Markets (2.6%)
Affiliated Managers Group, Inc.	3,408	699,492
Ameriprise Financial, Inc.	8,966	1,519,468
Ares Capital Corp.	367,325	5,774,349
Bank of New York Mellon Corp. (The)	132,921	7,159,125
BlackRock, Inc.‡	7,546	3,876,456
Cboe Global Markets, Inc.	6,985	870,261
Charles Schwab Corp. (The)	73,277	3,764,239
CME Group, Inc.	38,155	5,572,538
E*TRADE Financial Corp.*	16,300	807,991
Franklin Resources, Inc.	20,062	869,286
Goldman Sachs Group, Inc. (The)	21,420	5,456,959
Intercontinental Exchange, Inc.	77,796	5,489,286
Invesco Ltd.	60,619	2,215,018
Moody’s Corp.	62,205	9,182,081
Morgan Stanley	85,048	4,462,469
Nasdaq, Inc.	23,315	1,791,291
Northern Trust Corp.	12,992	1,297,771
Raymond James Financial, Inc.	7,768	693,682
S&P Global, Inc.	15,581	2,639,421
State Street Corp.	50,419	4,921,399
T. Rowe Price Group, Inc.	14,974	1,571,222

		70,633,804

Consumer Finance (0.4%)
American Express Co.	44,017	4,371,328
Capital One Financial Corp.	29,770	2,964,497
Discover Financial Services	21,877	1,682,779
Navient Corp.	15,591	207,672
Synchrony Financial	44,261	1,708,917

		10,935,193

Diversified Financial Services (1.3%)
Berkshire Hathaway, Inc., Class B*	169,585	33,615,139
Leucadia National Corp.	20,156	533,932

		34,149,071

Insurance (2.3%)
Aflac, Inc.	24,088	2,114,445
Allstate Corp. (The)	21,922	2,295,453

American International Group, Inc.	54,895	3,270,644
Aon plc	53,514	7,170,876
Arthur J Gallagher & Co	89,705	5,676,532
Assurant, Inc.	3,396	342,453
Assured Guaranty Ltd.	219,315	7,428,199
Brighthouse Financial, Inc.*	6,299	369,373
Chubb Ltd.	54,366	7,944,503
Cincinnati Financial Corp.	9,062	679,378
Everest Re Group Ltd.	2,452	542,530
Hartford Financial Services Group, Inc. (The)	21,411	1,205,011
Lincoln National Corp.	13,306	1,022,832
Loews Corp.	16,643	832,649
Marsh & McLennan Cos., Inc.	75,370	6,134,364
MetLife, Inc.	64,484	3,260,311
Principal Financial Group, Inc.	16,071	1,133,970
Progressive Corp. (The)	35,452	1,996,657
Prudential Financial, Inc.	25,976	2,986,720
Torchmark Corp.	6,507	590,250
Travelers Cos., Inc. (The)	16,808	2,279,837
Unum Group	13,685	751,170
Willis Towers Watson plc	8,084	1,218,178
XL Group Ltd.	15,917	559,642

		61,805,977

Mortgage Real Estate Investment Trusts (REITs) (0.2%)
PennyMac Mortgage Investment Trust (REIT)	371,863	5,975,838

Total Financials		321,104,096

Health Care (11.2%)
Biotechnology (3.2%)
AbbVie, Inc.	97,325	9,412,301
Agios Pharmaceuticals, Inc. (x)*	53,900	3,081,463
Alexion Pharmaceuticals, Inc.*	13,544	1,619,727
Alkermes plc (x)*	122,008	6,677,498
Amgen, Inc.	44,346	7,711,769
Biogen, Inc.*	12,971	4,132,171
Celgene Corp.*	48,093	5,018,985
Gilead Sciences, Inc.	251,764	18,036,373
Grifols SA (ADR)	358,675	8,220,831
Incyte Corp.*	75,386	7,139,808
Juno Therapeutics, Inc.*	53,800	2,459,198
Regeneron Pharmaceuticals, Inc.*	4,771	1,793,705
Seattle Genetics, Inc.*	85,200	4,558,200
Ultragenyx Pharmaceutical, Inc. (x)*	34,000	1,576,920
Vertex Pharmaceuticals, Inc.*	15,603	2,338,266

		83,777,215

Health Care Equipment & Supplies (2.0%)
Abbott Laboratories	106,397	6,072,077
Align Technology, Inc.*	4,427	983,635
Baxter International, Inc.	30,576	1,976,433
Becton Dickinson and Co.	16,338	3,497,270
Boston Scientific Corp.*	83,360	2,066,494
Cooper Cos., Inc. (The)	2,954	643,618
Danaher Corp.	69,434	6,444,864
DENTSPLY SIRONA, Inc.	13,911	915,761
Edwards Lifesciences Corp.*	13,049	1,470,753

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA LARGE CAP CORE MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

	Number of Shares	Value (Note 1)

Hologic, Inc.*	16,667	$712,514
IDEXX Laboratories, Inc.*	5,372	840,073
Intuitive Surgical, Inc.*	6,809	2,484,876
Medtronic plc	251,058	20,272,934
ResMed, Inc.	8,580	726,640
Stryker Corp.	19,576	3,031,148
Varian Medical Systems, Inc.*	5,785	643,003
Zimmer Biomet Holdings, Inc.	12,516	1,510,306

		54,292,399

Health Care Providers & Services (2.1%)
Aetna, Inc.	19,891	3,588,137
AmerisourceBergen Corp.	9,650	886,063
Anthem, Inc.	15,686	3,529,507
Cardinal Health, Inc.	19,671	1,205,242
Centene Corp.*	10,651	1,074,473
Cigna Corp.	15,059	3,058,332
DaVita, Inc.*	9,212	665,567
Envision Healthcare Corp.*	7,296	252,150
Express Scripts Holding Co.*	34,475	2,573,214
HCA Healthcare, Inc.*	17,300	1,519,632
Henry Schein, Inc.*	9,244	645,971
Humana, Inc.	21,265	5,275,209
Laboratory Corp. of America Holdings*	6,352	1,013,208
McKesson Corp.	12,777	1,992,573
Patterson Cos., Inc.	5,055	182,637
Quest Diagnostics, Inc.	8,454	832,634
UnitedHealth Group, Inc.	124,745	27,501,283
Universal Health Services, Inc., Class B	5,337	604,949

		56,400,781

Health Care Technology (0.2%)
Cerner Corp.*	53,315	3,592,898
Evolent Health, Inc., Class A (x)*	227,379	2,796,762

		6,389,660

Life Sciences Tools & Services (1.1%)
Agilent Technologies, Inc.	20,027	1,341,208
Illumina, Inc.*	8,871	1,938,225
IQVIA Holdings, Inc.*	8,995	880,611
Mettler-Toledo International, Inc.*	1,579	978,222
PerkinElmer, Inc.	6,569	480,325
Thermo Fisher Scientific, Inc.	128,288	24,359,326
Waters Corp.*	4,749	917,459

		30,895,376

Pharmaceuticals (2.6%)
Akorn, Inc.*	50,532	1,628,646
Allergan plc	20,291	3,319,202
Bristol-Myers Squibb Co.	99,678	6,108,268
Eli Lilly & Co.	111,367	9,406,057
Johnson & Johnson	163,960	22,908,490
Merck & Co., Inc.	167,103	9,402,886
Mylan NV*	33,314	1,409,515
Perrigo Co. plc	7,793	679,238
Pfizer, Inc.	364,156	13,189,730
Phibro Animal Health Corp., Class A	42,413	1,420,836

Zoetis, Inc.	29,803	2,147,008

		71,619,876

Total Health Care		303,375,307

Industrials (7.9%)
Aerospace & Defense (2.1%)
Arconic, Inc.	25,881	705,257
Boeing Co. (The)	39,867	11,757,178
General Dynamics Corp.	66,735	13,577,237
Hexcel Corp.	38,425	2,376,586
L3 Technologies, Inc.	4,817	953,043
Lockheed Martin Corp.	15,234	4,890,876
Northrop Grumman Corp.	10,705	3,285,472
Raytheon Co.	17,624	3,310,668
Rockwell Collins, Inc.	10,074	1,366,236
Textron, Inc.	15,816	895,027
TransDigm Group, Inc.	24,752	6,797,394
United Technologies Corp.	45,465	5,799,970

		55,714,944

Air Freight & Logistics (0.7%)
CH Robinson Worldwide, Inc.	49,248	4,387,504
Expeditors International of Washington, Inc.	10,900	705,121
FedEx Corp.	15,170	3,785,522
United Parcel Service, Inc., Class B	87,161	10,385,233

		19,263,380

Airlines (0.3%)
Alaska Air Group, Inc.	7,348	540,151
American Airlines Group, Inc.	26,107	1,358,347
Delta Air Lines, Inc.	39,932	2,236,193
Southwest Airlines Co.	32,946	2,156,316
United Continental Holdings, Inc.*	15,386	1,037,016

		7,328,023

Building Products (0.2%)
Allegion plc	6,109	486,032
AO Smith Corp.	8,813	540,061
Fortune Brands Home & Security, Inc.	9,145	625,884
Johnson Controls International plc	56,346	2,147,345
Masco Corp.	18,558	815,439

		4,614,761

Commercial Services & Supplies (0.3%)
Cintas Corp.	5,363	835,716
Republic Services, Inc.	14,010	947,216
Stericycle, Inc.*	5,625	382,444
Waste Connections, Inc.	61,794	4,383,666
Waste Management, Inc.	24,136	2,082,937

		8,631,979

Construction & Engineering (0.0%)
Fluor Corp.	8,185	422,755
Jacobs Engineering Group, Inc.	7,166	472,669
Quanta Services, Inc.*	9,617	376,121

		1,271,545

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA LARGE CAP CORE MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

	Number of Shares	Value (Note 1)

Electrical Equipment (0.4%)
Acuity Brands, Inc.	2,421	$426,096
AMETEK, Inc.	14,225	1,030,886
Eaton Corp. plc	74,653	5,898,334
Emerson Electric Co.	39,425	2,747,528
Rockwell Automation, Inc.	7,783	1,528,192

		11,631,036

Industrial Conglomerates (1.2%)
3M Co.	36,476	8,585,356
General Electric Co.	849,969	14,831,959
Honeywell International, Inc.	46,648	7,153,937
Roper Technologies, Inc.	6,326	1,638,434

		32,209,686

Machinery (1.6%)
Caterpillar, Inc.	36,335	5,725,669
Cummins, Inc.	9,543	1,685,676
Deere & Co.	42,935	6,719,756
Dover Corp.	9,638	973,342
Flowserve Corp.	8,497	357,979
Fortive Corp.	19,000	1,374,650
IDEX Corp.	11,037	1,456,553
Illinois Tool Works, Inc.	18,816	3,139,450
Ingersoll-Rand plc	15,349	1,368,977
ITT, Inc.	59,757	3,189,231
PACCAR, Inc.	21,844	1,552,672
Parker-Hannifin Corp.	8,252	1,646,934
Pentair plc	10,165	717,852
Snap-on, Inc.	59,334	10,341,915
Stanley Black & Decker, Inc.	9,523	1,615,958
Xylem, Inc.	11,023	751,769

		42,618,383

Professional Services (0.4%)
Equifax, Inc.	33,810	3,986,876
IHS Markit Ltd.*	22,535	1,017,455
Nielsen Holdings plc	59,453	2,164,089
RELX plc (ADR) (x)	95,300	2,258,610
Robert Half International, Inc.	7,258	403,109
Verisk Analytics, Inc.*	9,735	934,560

		10,764,699

Road & Rail (0.6%)
CSX Corp.	108,694	5,979,257
JB Hunt Transport Services, Inc.	5,230	601,345
Kansas City Southern	6,081	639,843
Norfolk Southern Corp.	17,463	2,530,389
Union Pacific Corp.	48,068	6,445,919

		16,196,753

Trading Companies & Distributors (0.1%)
Fastenal Co.	17,490	956,528
United Rentals, Inc.*	5,299	910,951
WW Grainger, Inc.	3,202	756,473

		2,623,952

Total Industrials		212,869,141

Information Technology (19.1%)
Communications Equipment (1.1%)
ARRIS International plc*	176,379	4,531,177
Casa Systems, Inc.*	201,800	3,583,968

Cisco Systems, Inc.	301,924	11,563,689
EchoStar Corp., Class A*	50,800	3,042,920
F5 Networks, Inc.*	3,759	493,256
Harris Corp.	7,213	1,021,721
Juniper Networks, Inc.	23,047	656,840
Motorola Solutions, Inc.	9,642	871,058
Palo Alto Networks, Inc.*	23,847	3,456,384

		29,221,013

Electronic Equipment, Instruments & Components (0.5%)
Amphenol Corp., Class A	18,917	1,660,913
Corning, Inc.	53,011	1,695,822
FLIR Systems, Inc.	8,718	406,433
IPG Photonics Corp.*	15,600	3,340,427
TE Connectivity Ltd.	21,392	2,033,096
Trimble, Inc.*	75,800	3,080,512

		12,217,203

Internet Software & Services (3.9%)
Akamai Technologies, Inc.*	10,287	669,066
Alibaba Group Holding Ltd. (ADR)*	31,200	5,379,816
Alphabet, Inc., Class A*	18,197	19,168,720
Alphabet, Inc., Class C*	35,190	36,822,815
eBay, Inc.*	59,313	2,238,473
Facebook, Inc., Class A*	204,833	36,144,831
GoDaddy, Inc., Class A*	67,800	3,408,984
VeriSign, Inc. (x)*	17,636	2,018,264

		105,850,969

IT Services (3.2%)
Accenture plc, Class A	61,036	9,344,001
Alliance Data Systems Corp.	2,838	719,376
Automatic Data Processing, Inc.	27,008	3,165,068
Broadridge Financial Solutions, Inc.	56,950	5,158,531
Cognizant Technology Solutions Corp., Class A	79,295	5,631,531
CSRA, Inc.	9,067	271,285
DXC Technology Co.	17,673	1,677,168
Fidelity National Information Services, Inc.	20,502	1,929,033
Fiserv, Inc.*	12,627	1,655,779
Gartner, Inc.*	5,443	670,305
Global Payments, Inc.	43,062	4,316,535
International Business Machines Corp.	52,419	8,042,123
Jack Henry & Associates, Inc.	32,959	3,854,885
Mastercard, Inc., Class A	105,020	15,895,827
Paychex, Inc.	19,811	1,348,733
PayPal Holdings, Inc.*	69,237	5,097,228
Total System Services, Inc.	10,108	799,442
Visa, Inc., Class A	151,192	17,238,911
Western Union Co. (The)	28,711	545,796

		87,361,557

Semiconductors & Semiconductor Equipment (3.3%)
Advanced Micro Devices, Inc. (x)*	49,951	513,496
Analog Devices, Inc.	43,665	3,887,495
Applied Materials, Inc.	65,613	3,354,137
ASML Holding NV (NYRS) (x)	35,041	6,090,827

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA LARGE CAP CORE MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

	Number of Shares	Value (Note 1)

Broadcom Ltd.	83,727	$21,509,465
Intel Corp.	285,649	13,185,557
KLA-Tencor Corp.	9,643	1,013,190
Lam Research Corp.	9,837	1,810,697
Microchip Technology, Inc. (x)	14,488	1,273,205
Micron Technology, Inc.*	70,455	2,897,110
NVIDIA Corp.	37,001	7,159,694
ON Semiconductor Corp.*	291,154	6,096,765
Qorvo, Inc.*	7,618	507,359
QUALCOMM, Inc.	89,803	5,749,188
Skyworks Solutions, Inc.	11,483	1,090,311
Texas Instruments, Inc.	115,673	12,080,888
Xilinx, Inc.	15,409	1,038,875

		89,258,259

Software (3.7%)
Activision Blizzard, Inc.	168,812	10,689,176
Adobe Systems, Inc.*	30,215	5,294,877
ANSYS, Inc.*	5,204	768,058
Autodesk, Inc.*	13,258	1,389,836
CA, Inc.	18,656	620,872
Cadence Design Systems, Inc.*	17,449	729,717
Citrix Systems, Inc.*	8,701	765,688
Electronic Arts, Inc.*	18,721	1,966,828
Intuit, Inc.	14,772	2,330,726
Micro Focus International plc (ADR)*	46,812	1,572,415
Microsoft Corp.	661,980	56,625,768
Oracle Corp.	185,935	8,791,007
Red Hat, Inc.*	11,005	1,321,701
salesforce.com, Inc.*	41,912	4,284,664
Symantec Corp.	37,996	1,066,168
Synopsys, Inc.*	9,437	804,410

		99,021,911

Technology Hardware, Storage & Peripherals (3.4%)
Apple, Inc.	431,579	73,036,114
Hewlett Packard Enterprise Co.	97,388	1,398,492
HP, Inc.	421,598	8,857,774
NetApp, Inc.	46,335	2,563,252
Pure Storage, Inc., Class A*	228,900	3,630,354
Seagate Technology plc	17,889	748,476
Western Digital Corp.	18,361	1,460,251
Xerox Corp.	12,919	376,589

		92,071,302

Total Information Technology		515,002,214

Materials (2.2%)
Chemicals (1.8%)
Air Products & Chemicals, Inc.	13,227	2,170,286
Albemarle Corp.	6,800	869,652
CF Industries Holdings, Inc.	13,936	592,837
DowDuPont, Inc.	142,849	10,173,706
Eastman Chemical Co.	8,770	812,453
Ecolab, Inc.	15,784	2,117,897
FMC Corp.	8,228	778,862
International Flavors & Fragrances, Inc.	20,613	3,145,750
LyondellBasell Industries NV, Class A	19,708	2,174,187
Monsanto Co.	27,033	3,156,914

Mosaic Co. (The)	22,446	575,964
Potash Corp. of Saskatchewan, Inc. (x)	105,900	2,186,835
PPG Industries, Inc.	15,530	1,814,215
Praxair, Inc.	28,551	4,416,269
Sherwin-Williams Co. (The)	35,757	14,661,800

		49,647,627

Construction Materials (0.1%)
Martin Marietta Materials, Inc.	3,792	838,184
Vulcan Materials Co.	8,046	1,032,865

		1,871,049

Containers & Packaging (0.2%)
Avery Dennison Corp.	5,287	607,265
Ball Corp.	22,086	835,955
International Paper Co.	25,638	1,485,466
Packaging Corp. of America	5,677	684,362
Sealed Air Corp.	11,537	568,774
WestRock Co.	15,716	993,408

		5,175,230

Metals & Mining (0.1%)
Freeport-McMoRan, Inc.*	83,006	1,573,794
Newmont Mining Corp.	32,964	1,236,809
Nucor Corp.	19,048	1,211,072

		4,021,675

Total Materials		60,715,581

Real Estate (2.2%)
Equity Real Estate Investment Trusts (REITs) (2.1%)
Alexandria Real Estate Equities, Inc. (REIT)	5,877	767,477
American Tower Corp. (REIT)	77,310	11,029,819
Apartment Investment & Management Co. (REIT), Class A	9,317	407,246
AvalonBay Communities, Inc. (REIT)	8,537	1,523,086
Boston Properties, Inc. (REIT)	9,206	1,197,056
Crown Castle International Corp. (REIT)	62,113	6,895,165
Digital Realty Trust, Inc. (REIT)	29,108	3,315,401
Duke Realty Corp. (REIT)	22,641	616,062
Equinix, Inc. (REIT)	4,806	2,178,175
Equity Residential (REIT)	22,844	1,456,762
Essex Property Trust, Inc. (REIT)	4,082	985,272
Extra Space Storage, Inc. (REIT)	7,822	684,034
Federal Realty Investment Trust (REIT)	4,332	575,333
GGP, Inc. (REIT)	38,914	910,198
HCP, Inc. (REIT)	27,783	724,581
Host Hotels & Resorts, Inc. (REIT)	43,884	871,097
Iron Mountain, Inc. (REIT)	67,283	2,538,588
Kimco Realty Corp. (REIT)	25,437	461,682
Macerich Co. (The) (REIT)	6,795	446,296
Mid-America Apartment Communities, Inc. (REIT)	6,977	701,607

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA LARGE CAP CORE MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

	Number of Shares	Value (Note 1)

Outfront Media, Inc. (REIT)	49,200	$1,141,440
Prologis, Inc. (REIT)	32,769	2,113,928
Public Storage (REIT)	9,267	1,936,803
Realty Income Corp. (REIT)	17,213	981,485
Regency Centers Corp. (REIT)	9,064	627,048
SBA Communications Corp. (REIT)*	7,029	1,148,257
Simon Property Group, Inc. (REIT)	19,069	3,274,910
SL Green Realty Corp. (REIT)	5,755	580,852
UDR, Inc. (REIT)	16,522	636,427
Ventas, Inc. (REIT)	22,094	1,325,861
Vornado Realty Trust (REIT)	10,701	836,604
Welltower, Inc. (REIT)	22,881	1,459,121
Weyerhaeuser Co. (REIT)	46,674	1,645,725

		55,993,398

Real Estate Management & Development (0.1%)
CBRE Group, Inc., Class A*	62,963	2,726,928

Total Real Estate		58,720,326

Telecommunication Services (1.6%)
Diversified Telecommunication Services (1.3%)
AT&T, Inc.	567,590	22,067,899
CenturyLink, Inc.	59,954	1,000,033
Verizon Communications, Inc.	249,101	13,184,916

		36,252,848

Wireless Telecommunication Services (0.3%)
China Mobile Ltd.	809,228	8,208,441

Total Telecommunication Services		44,461,289

Utilities (1.9%)
Electric Utilities (1.2%)
Alliant Energy Corp.	13,529	576,471
American Electric Power Co., Inc.	29,881	2,198,345
Duke Energy Corp.	42,556	3,579,385
Edison International	19,746	1,248,737
Entergy Corp.	11,108	904,080
Eversource Energy	19,641	1,240,918
Exelon Corp.	59,210	2,333,466
FirstEnergy Corp.	27,581	844,530
Fortis, Inc. (x)	121,822	4,467,213
NextEra Energy, Inc.	28,774	4,494,212
PG&E Corp.	61,565	2,759,959
Pinnacle West Capital Corp.	6,845	583,057
PPL Corp.	41,404	1,281,454
Southern Co. (The)	61,558	2,960,324
Xcel Energy, Inc.	31,546	1,517,678

		30,989,829

Independent Power and Renewable Electricity Producers (0.1%)
AES Corp.	268,309	2,905,787
NRG Energy, Inc.	18,471	526,054

		3,431,841

Multi-Utilities (0.6%)
Ameren Corp.	14,901	879,010

CenterPoint Energy, Inc.	26,011	737,672
CMS Energy Corp.	16,690	789,437
Consolidated Edison, Inc.	18,819	1,598,674
Dominion Energy, Inc.	39,591	3,209,246
DTE Energy Co.	11,108	1,215,882
NiSource, Inc.	21,420	549,851
Public Service Enterprise Group, Inc.	30,695	1,580,793
SCANA Corp.	9,223	366,891
Sempra Energy	30,222	3,231,336
WEC Energy Group, Inc.	19,583	1,300,899

		15,459,691

Water Utilities (0.0%)
American Water Works Co., Inc.	11,101	1,015,630

Total Utilities		50,896,991

Total Common Stocks (80.4%) (Cost $1,249,618,670)		2,174,962,227

EXCHANGE TRADED FUNDS (ETF):
iShares Core S&P 500 ETF	268,244	72,117,398
iShares Morningstar Large-Cap ETF (x)	219,702	34,910,648
iShares Morningstar Large-Cap Growth ETF	58,698	9,185,650
iShares Morningstar Large-Cap Value ETF (x)	28,263	2,984,290
iShares Russell 1000 ETF (x)	253,599	37,687,347
iShares Russell 1000 Growth ETF	68,397	9,211,708
iShares Russell 1000 Value ETF	26,325	3,273,251
iShares S&P 100 ETF	56,815	6,740,532
iShares S&P 500 Growth ETF (x)	67,048	10,242,923
iShares S&P 500 Value ETF (x)	26,646	3,044,039
Vanguard Growth ETF (x)	74,800	10,520,620
Vanguard Large-Cap ETF (x)	308,313	37,793,008
Vanguard Value ETF (x)	23,600	2,509,152

Total Exchange Traded Funds (8.9%) (Cost $140,972,853)		240,220,566

CLOSED END FUND:
Altaba, Inc.*	50,900	3,555,365

Total Closed End Fund (0.1%) (Cost $2,774,197)		3,555,365

MASTER LIMITED PARTNERSHIPS:
Energy (0.4%)
Oil, Gas & Consumable Fuels (0.4%)
Enterprise Products Partners LP	315,965	8,376,232

Total Energy		8,376,232

Financials (0.4%)
Capital Markets (0.4%)
Apollo Global Management LLC, Class A	187,814	6,286,135

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA LARGE CAP CORE MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

	Number of Shares	Value (Note 1)

Oaktree Capital Group LLC	135,992	$5,725,263

Total Financials		12,011,398

Total Master Limited Partnerships (0.8%) (Cost $17,670,362)		20,387,630

SHORT-TERM INVESTMENTS:
Investment Company (4.9%)
JPMorgan Prime Money Market Fund, IM Shares	133,265,173	133,278,499

	Principal Amount	Value (Note 1)
Repurchase Agreements (1.3%)
Bank of Nova Scotia (The), 1.39%, dated 12/29/17, due 1/2/18, repurchase price $1,000,154, collateralized by various U.S. Government Treasury Securities, ranging from 0.000%-3.750%, maturing 1/11/18-2/15/47; total market value $1,020,839. (xx)	$1,000,000	1,000,000
Citigroup Global Markets Ltd., 1.40%, dated 12/29/17, due 1/2/18, repurchase price $2,100,327, collateralized by various Foreign Government Agency Securities, ranging from 1.625%-2.500%, maturing 3/16/21-7/29/25, U.S. Government Treasury Securities, ranging from 0.875%-7.250%, maturing from 8/15/20-2/15/47; total market value $2,142,000. (xx)	2,100,000	2,100,000
Citigroup Global Markets, Inc., 1.60%, dated 12/29/17, due 1/2/18, repurchase price $2,500,444, collateralized by various Common Stocks; total market value $2,750,001. (xx)	2,500,000	2,500,000
Deutsche Bank AG, 1.81%, dated 12/29/17, due 1/2/18, repurchase price $3,500,704, collateralized by various Common Stocks, U.S. Government Treasury Securities, ranging from 1.875%-2.250%, maturing 4/30/22-8/15/46; total market value $3,892,774. (xx)	3,500,000	3,500,000
Deutsche Bank AG, 1.81%, dated 12/29/17, due 1/2/18, repurchase price $1,200,241, collateralized by various Common Stocks, U.S. Government Treasury Securities, ranging from 1.875%-2.250%, maturing 4/30/22-8/15/46; total market value $1,334,666. (xx)	1,200,000	1,200,000

Deutsche Bank AG, 1.81%, dated 12/29/17, due 1/2/18, repurchase price $1,600,322, collateralized by various Common Stocks, U.S. Government Treasury Securities, ranging from 1.875%-2.250%, maturing 4/30/22-8/15/46; total market value $1,779,554. (xx)	1,600,000	1,600,000
Deutsche Bank AG, 1.81%, dated 12/29/17, due 1/2/18, repurchase price $3,000,603, collateralized by various Common Stocks, U.S. Government Treasury Securities, ranging from 1.875%-2.250%, maturing 4/30/22-8/15/46; total market value $3,336,664. (xx)	3,000,000	3,000,000
Deutsche Bank AG, 1.55%, dated 12/29/17, due 1/2/18, repurchase price $2,300,396, collateralized by various Corporate Bonds, ranging from 1.750%-1.875%, maturing 9/5/19-4/14/22, Foreign Government Agency Securities, ranging from 1.875%-2.000%, maturing 3/15/19-5/2/25; total market value $2,346,001. (xx)	2,300,000	2,300,000
Macquarie Bank Ltd., 1.42%, dated 12/29/17, due 1/2/18, repurchase price $1,750,276, collateralized by various U.S. Government Treasury Securities, ranging from 0.000%-3.750%, maturing 1/4/18-11/15/47; total market value $1,785,788. (xx)	1,750,000	1,750,000
NBC Global Finance Ltd., 1.59%, dated 12/29/17, due 1/2/18, repurchase price $2,500,442, collateralized by various Common Stocks; total market value $2,781,067. (xx)	2,500,000	2,500,000
NBC Global Finance Ltd., 1.59%, dated 12/29/17, due 1/2/18, repurchase price $2,500,442, collateralized by various Common Stocks; total market value $2,781,067. (xx)	2,500,000	2,500,000
NBC Global Finance Ltd., 1.59%, dated 12/29/17, due 1/2/18, repurchase price $2,100,371, collateralized by various Common Stocks; total market value $2,336,096. (xx)	2,100,000	2,100,000
RBS Securities, Inc., 1.37%, dated 12/29/17, due 1/2/18, repurchase price $3,154,613, collateralized by various U.S. Government Treasury Securities, ranging from 1.750%-1.875%, maturing 2/28/22-9/30/22; total market value $3,217,235. (xx)	3,154,133	3,154,133

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA LARGE CAP CORE MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

	Principal Amount	Value (Note 1)

Societe Generale SA, 1.32%, dated 12/29/17, due 1/5/18, repurchase price $1,000,257, collateralized by various U.S. Government Treasury Securities, ranging from 0.000%-8.125%, maturing 2/28/19-2/15/44; total market value $1,020,000. (xx)	$1,000,000	$1,000,000
Societe Generale SA, 1.32%, dated 12/29/17, due 1/5/18, repurchase price $5,001,283, collateralized by various U.S. Government Treasury Securities, ranging from 0.000%-3.000%, maturing 11/15/21-11/15/46; total market value $5,100,001. (xx)	5,000,000	5,000,000

Total Repurchase Agreements		35,204,133

Total Short-Term Investments (6.2%) (Cost $168,509,240)		168,482,632

Total Investments in Securities (96.4%) (Cost $1,579,545,322)		2,607,608,420
Other Assets Less Liabilities (3.6%)		97,622,491

Net Assets (100%)		$2,705,230,911

*	Non-income producing.
‡	All, or a portion, of the security is an affiliated company as defined under the Investment Company Act of 1940.
(x)	All or a portion of security is on loan at December 31, 2017.
(xx)	At December 31, 2017, the Portfolio had loaned securities with a total value of $34,224,895. This was secured by cash collateral of $35,204,133 which was subsequently invested in joint repurchase agreements with a total value of $35,204,133, as detailed in the Notes to the Financial Statements, for which the Portfolio has a proportionate interest as reported in the Portfolio of Investments as Repurchase Agreements, and $220,895 collateralized by various U.S. Government Treasury Securities, ranging from 0.000% - 4.250%, maturing 1/4/18 - 11/15/46.

Glossary:

ADR	— American Depositary Receipt
NYRS	— New York Registry Shares
USD	— United States Dollar

Investments in companies which were affiliates for the year ended December 31, 2017, were as follows:

Security Description	Shares at December 31, 2017	Market Value December 31, 2016 ($)	Purchases at Cost ($)	Proceeds from Sales ($)	Net Realized Gain (Loss) ($)	Change in Unrealized Appreciation/ (Depreciation) ($)	Market Value December 31, 2017 ($)	Dividend/ Interest Income ($)	Capital Gain Distributions ($)
BlackRock, Inc.	7,546	3,172,181	70,738	(403,881)	136,693	900,725	3,876,456	77,978	—
PNC Financial Services Group, Inc. (The)	29,081	3,926,699	—	(576,043)	253,922	591,519	4,196,097	82,033	—

Total		7,098,880	70,738	(979,924)	390,615	1,492,244	8,072,553	160,011	—

Futures contracts outstanding as of December 31, 2017 (Note 1) :

Description	Number of Contracts	Expiration Date	Trading Currency	Notional Amount ($)	Value and Unrealized Appreciation (Depreciation) ($)
Long Contracts
S&P 500 E-Mini Index	1,786	3/2018	USD	238,966,800	2,544,320

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA LARGE CAP CORE MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2017:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Closed End Fund
Closed End Fund	$3,555,365	$—	$—	$3,555,365
Common Stocks
Consumer Discretionary	307,966,961	3,968,282	—	311,935,243
Consumer Staples	166,022,982	—	—	166,022,982
Energy	129,859,057	—	—	129,859,057
Financials	321,104,096	—	—	321,104,096
Health Care	303,375,307	—	—	303,375,307
Industrials	212,869,141	—	—	212,869,141
Information Technology	515,002,214	—	—	515,002,214
Materials	60,715,581	—	—	60,715,581
Real Estate	58,720,326	—	—	58,720,326
Telecommunication Services	36,252,848	8,208,441	—	44,461,289
Utilities	50,896,991	—	—	50,896,991
Exchange Traded Funds	240,220,566	—	—	240,220,566
Futures	2,544,320	—	—	2,544,320
Master Limited Partnerships
Energy	8,376,232	—	—	8,376,232
Financials	12,011,398	—	—	12,011,398
Short-Term Investments
Investment Company	133,278,499	—	—	133,278,499
Repurchase Agreements	—	35,204,133	—	35,204,133

Total Assets	$2,562,771,884	$47,380,856	$—	$2,610,152,740

Total Liabilities	$—	$—	$—	$—

Total	$2,562,771,884	$47,380,856	$—	$2,610,152,740

There were no transfers between Levels 1, 2 or 3 during the year ended December 31, 2017.

Fair Values of Derivative Instruments as of December 31, 2017:

	Statement of Assets and Liabilities
Derivatives Not Accounted for as Hedging Instrument^	Asset Derivatives	Fair Value
Equity contracts	Receivables, Net assets – Unrealized appreciation	$2,544,320	*

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Portfolio of Investments. Only variation margin is reported within the Statement of Assets & Liabilities.

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA LARGE CAP CORE MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2017:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instrument^	Futures
Equity contracts	$43,251,487

Amount of Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instrument^	Futures
Equity contracts	$1,306,229

^ This Portfolio held futures contracts as a substitute for investing in conventional securities, hedging and in an attempt to enhance returns.

The Portfolio held futures contracts with an average notional balance of approximately $246,065,000 during the year ended December 31, 2017.

Investment security transactions for the year ended December 31, 2017 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities (affiliated 5%)*	$409,065,162
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities (affiliated 2%)*	$664,794,279

* During the year ended December 31, 2017, the Portfolio engaged in purchases and sales of securities pursuant to Rule 17a-7 of the 1940 Act (amount is percentage of total Purchases and/or Sales).

As of December 31, 2017, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments in securities and derivative instruments, if applicable, for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$1,057,590,715
Aggregate gross unrealized depreciation	(30,929,980)

Net unrealized appreciation	$1,026,660,735

Federal income tax cost of investments in securities and derivative instruments, if applicable	$1,583,492,005

For the year ended December 31, 2017, the Portfolio incurred approximately $19,804 as brokerage commissions with Sanford C. Bernstein & Co., LLC, an affiliated broker/dealer.

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA LARGE CAP CORE MANAGED VOLATILITY PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2017

ASSETS
Investments in Securities, at value (x):
Affiliated Issuers (Cost $3,161,472)	$8,072,553
Unaffiliated Issuers (Cost $1,541,179,717)	2,564,331,734
Repurchase Agreements (Cost $35,204,133)	35,204,133
Cash	120,629,164
Foreign cash (Cost $7)	7
Cash held as collateral at broker	8,117,600
Receivable for securities sold	5,072,486
Dividends, interest and other receivables	2,395,148
Securities lending income receivable	27,075
Other assets	11,371

Total assets	2,743,861,271

LIABILITIES
Payable for return of collateral on securities loaned	35,204,133
Investment management fees payable	1,086,691
Due to broker for futures variation margin	866,212
Distribution fees payable – Class IB	374,175
Payable to Separate Accounts for Portfolio shares redeemed	353,375
Administrative fees payable	279,704
Payable for securities purchased	230,247
Trustees’ fees payable	22,709
Distribution fees payable – Class IA	1,026
Accrued expenses	212,088

Total liabilities	38,630,360

NET ASSETS	$2,705,230,911

Net assets were comprised of:
Paid in capital	$1,673,678,870
Accumulated undistributed net investment income (loss)	2,070,228
Accumulated undistributed net realized gain (loss)	(1,127,095)
Net unrealized appreciation (depreciation)	1,030,608,908

Net assets	$2,705,230,911

Class IA
Net asset value, offering and redemption price per share, $4,841,704 / 438,551 shares outstanding (unlimited amount authorized: $0.01 par value)	$11.04

Class IB
Net asset value, offering and redemption price per share, $1,758,122,727 / 159,216,822 shares outstanding (unlimited amount authorized: $0.01 par value)	$11.04

Class K
Net asset value, offering and redemption price per share, $942,266,480 / 85,341,541 shares outstanding (unlimited amount authorized: $0.01 par value)	$11.04

(x)	Includes value of securities on loan of $34,224,895.

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2017

INVESTMENT INCOME
Dividends ($160,011 of dividend income received from affiliates) (net of $119,346 foreign withholding tax)	$47,566,973
Interest	948,128
Securities lending (net)	240,441

Total income	48,755,542

EXPENSES
Investment management fees	12,726,162
Distribution fees – Class IB	4,261,701
Administrative fees	3,249,098
Printing and mailing expenses	220,364
Custodian fees	147,000
Professional fees	97,975
Trustees’ fees	63,201
Distribution fees – Class IA	11,369
Miscellaneous	63,088

Total expenses	20,839,958

NET INVESTMENT INCOME (LOSS)	27,915,584

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Investments in securities ($390,615 of realized gain (loss) from affiliates)	143,704,096
Futures contracts	43,251,487
Foreign currency transactions	(1,716)

Net realized gain (loss)	186,953,867

Change in unrealized appreciation (depreciation) on:
Investments in securities ($1,492,244 of change in unrealized appreciation (depreciation) from affiliates)	308,797,111
Futures contracts	1,306,229
Foreign currency translations	5,058

Net change in unrealized appreciation (depreciation)	310,108,398

NET REALIZED AND UNREALIZED GAIN (LOSS)	497,062,265

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$524,977,849

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA LARGE CAP CORE MANAGED VOLATILITY PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2017	2016
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$27,915,584	$29,680,303
Net realized gain (loss)	186,953,867	37,618,609
Net change in unrealized appreciation (depreciation)	310,108,398	166,860,895

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	524,977,849	234,159,807

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income
Class IA	(45,602)	(42,546)
Class IB	(16,668,529)	(16,549,260)
Class K	(11,050,774)	(11,214,744)

	(27,764,905)	(27,806,550)

Distributions from net realized capital gains
Class IA	(298,275)	(41,979)
Class IB	(109,230,964)	(16,194,348)
Class K	(58,429,884)	(8,753,826)

	(167,959,123)	(24,990,153)

TOTAL DIVIDENDS AND DISTRIBUTIONS	(195,724,028)	(52,796,703)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 19,405 and 24,592 shares, respectively ]	206,218	226,752
Capital shares issued in reinvestment of dividends and distributions [ 31,443 and 8,601 shares, respectively ]	343,877	84,525
Capital shares repurchased [ (44,145) and (77,005) shares, respectively ]	(474,608)	(720,868)

Total Class IA transactions	75,487	(409,591)

Class IB
Capital shares sold [ 1,840,558 and 2,027,368 shares, respectively ]	19,604,031	18,575,062
Capital shares issued in reinvestment of dividends and distributions [ 11,509,846 and 3,331,036 shares, respectively ]	125,899,493	32,743,608
Capital shares repurchased [ (21,547,625) and (24,994,362) shares, respectively ]	(232,040,084)	(230,277,675)

Total Class IB transactions	(86,536,560)	(178,959,005)

Class K
Capital shares sold [ 294,890 and 1,472,161 shares, respectively ]	3,060,168	12,632,270
Capital shares issued in reinvestment of dividends and distributions [ 6,352,511 and 2,031,633 shares, respectively ]	69,480,658	19,968,570
Capital shares repurchased [ (12,158,215) and (10,613,529) shares, respectively ]	(132,983,009)	(97,864,928)

Total Class K transactions	(60,442,183)	(65,264,088)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	(146,903,256)	(244,632,684)

TOTAL INCREASE (DECREASE) IN NET ASSETS	182,350,565	(63,269,580)
NET ASSETS:
Beginning of year	2,522,880,346	2,586,149,926

End of year (a)	$2,705,230,911	$2,522,880,346

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$2,070,228	$1,721,304

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA LARGE CAP CORE MANAGED VOLATILITY PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class IA	2017	2016	2015	2014	2013
Net asset value, beginning of year	$9.75	$9.06	$9.25	$8.71	$6.92

Income (loss) from investment operations:
Net investment income (loss) (e)	0.10	0.10	0.08	0.06	0.06
Net realized and unrealized gain (loss)	2.03	0.79	(0.04)	0.94	2.12

Total from investment operations	2.13	0.89	0.04	1.00	2.18

Less distributions:
Dividends from net investment income	(0.11)	(0.10)	(0.09)	(0.06)	(0.04)
Distributions from net realized gains	(0.73)	(0.10)	(0.14)	(0.40)	(0.35)

Total dividends and distributions	(0.84)	(0.20)	(0.23)	(0.46)	(0.39)

Net asset value, end of year	$11.04	$9.75	$9.06	$9.25	$8.71

Total return	21.96%	9.78%	0.45%	11.56%	31.62%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$4,842	$4,211	$4,308	$5,337	$1,161
Ratio of expenses to average net assets:
After waivers and reimbursements (f)	0.88%	0.88%	0.88%	0.89%	0.93%
After waivers, reimbursements and fees paid indirectly (f)	0.88%	0.88%	0.88%	0.89%	0.93%
Before waivers, reimbursements and fees paid indirectly (f)	0.88%	0.89%	0.88%	0.89%	0.93%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (f)	0.97%	1.11%	0.90%	0.71%	0.76%
After waivers, reimbursements and fees paid indirectly (f)	0.97%	1.11%	0.90%	0.71%	0.76%
Before waivers, reimbursements and fees paid indirectly (f)	0.97%	1.10%	0.90%	0.71%	0.76%
Portfolio turnover rate^	17%	16%	31%	21%	46%

	Year Ended December 31,
Class IB	2017	2016	2015	2014	2013
Net asset value, beginning of year	$9.75	$9.06	$9.26	$8.71	$6.92

Income (loss) from investment operations:
Net investment income (loss) (e)	0.10	0.10	0.09	0.07	0.06
Net realized and unrealized gain (loss)	2.03	0.79	(0.06)	0.94	2.12

Total from investment operations	2.13	0.89	0.03	1.01	2.18

Less distributions:
Dividends from net investment income	(0.11)	(0.10)	(0.09)	(0.06)	(0.04)
Distributions from net realized gains	(0.73)	(0.10)	(0.14)	(0.40)	(0.35)

Total dividends and distributions	(0.84)	(0.20)	(0.23)	(0.46)	(0.39)

Net asset value, end of year	$11.04	$9.75	$9.06	$9.26	$8.71

Total return	21.96%	9.78%	0.34%	11.68%	31.61%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$1,758,123	$1,632,833	$1,694,587	$1,904,860	$1,953,737
Ratio of expenses to average net assets:
After waivers and reimbursements (f)	0.88%	0.88%	0.88%	0.89%	0.93%
After waivers, reimbursements and fees paid indirectly (f)	0.88%	0.88%	0.88%	0.89%	0.93%
Before waivers, reimbursements and fees paid indirectly (f)	0.88%	0.89%	0.88%	0.89%	0.93%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (f)	0.97%	1.10%	0.92%	0.79%	0.72%
After waivers, reimbursements and fees paid indirectly (f)	0.97%	1.10%	0.92%	0.79%	0.72%
Before waivers, reimbursements and fees paid indirectly (f)	0.97%	1.10%	0.92%	0.79%	0.72%
Portfolio turnover rate^	17%	16%	31%	21%	46%

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA LARGE CAP CORE MANAGED VOLATILITY PORTFOLIO

FINANCIAL HIGHLIGHTS (Continued)

	Year Ended December 31,
Class K	2017	2016	2015	2014	2013
Net asset value, beginning of year	$9.75	$9.06	$9.25	$8.71	$6.92

Income (loss) from investment operations:
Net investment income (loss) (e)	0.13	0.13	0.11	0.09	0.08
Net realized and unrealized gain (loss)	2.03	0.79	(0.05)	0.94	2.12

Total from investment operations	2.16	0.92	0.06	1.03	2.20

Less distributions:
Dividends from net investment income	(0.14)	(0.13)	(0.11)	(0.09)	(0.06)
Distributions from net realized gains	(0.73)	(0.10)	(0.14)	(0.40)	(0.35)

Total dividends and distributions	(0.87)	(0.23)	(0.25)	(0.49)	(0.41)

Net asset value, end of year	$11.04	$9.75	$9.06	$9.25	$8.71

Total return	22.24%	10.06%	0.70%	11.84%	31.95%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$942,266	$885,836	$887,254	$977,881	$456,889
Ratio of expenses to average net assets:
After waivers and reimbursements (f)	0.63%	0.63%	0.63%	0.64%	0.68%
After waivers, reimbursements and fees paid indirectly (f)	0.63%	0.63%	0.63%	0.64%	0.68%
Before waivers, reimbursements and fees paid indirectly (f)	0.63%	0.64%	0.63%	0.64%	0.68%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (f)	1.22%	1.35%	1.17%	1.00%	1.01%
After waivers, reimbursements and fees paid indirectly (f)	1.22%	1.35%	1.17%	1.00%	1.01%
Before waivers, reimbursements and fees paid indirectly (f)	1.22%	1.35%	1.17%	1.00%	1.01%
Portfolio turnover rate^	17%	16%	31%	21%	46%
^	Portfolio turnover rate excludes derivatives, if any.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.

See Notes to Financial Statements.

AXA LARGE CAP GROWTH MANAGED VOLATILITY PORTFOLIO (Unaudited)

INVESTMENT MANAGER

➢	AXA Equitable Funds Management Group, LLC

INVESTMENT SUB-ADVISERS

➢	BlackRock Investment Management, LLC

➢	Loomis, Sayles & Company, L.P.

➢	HS Management Partners, LLC

➢	Polen Capital Management, LLC

➢	T. Rowe Price Associates, Inc.

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/17
	1 Year	5 Years	10 Years/ Since Incept.
Portfolio – Class IA Shares	29.21%	16.35%	8.47%
Portfolio – Class IB Shares	29.18	16.36	8.34
Portfolio – Class K Shares*	29.53	16.65	15.97
Volatility Managed Index – Large Cap Growth	25.97	16.70	11.04
Russell 1000® Growth Index	30.21	17.33	10.00
* Date of inception 8/26/11. Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned 29.18% for the year ended December 31, 2017. This compares to the returns of the following benchmarks over the same period: the Volatility Managed Index — Large Cap Growth and the Russell 1000® Growth Index, which returned 25.97% and 30.21%, respectively.

The following commentary describes key factors (such as stock selection and sector allocation decisions) that helped or hurt the Portfolio’s performance relative to the Russell 1000 Growth Index.

Portfolio Highlights

What helped performance during the year:

•

On a relative basis, the Portfolio’s positive stock selection within the consumer staples sector was the largest contributor to performance during 2017. An underweight in the sector was also beneficial.

•

Alibaba Group Holding Ltd. is a leading China commerce and consumer-engagement platform provider. Demonstrating the power of its brands and network ecosytem, Alibaba reported fundamentally strong results during the period.

•	Stock selection in the consumer discretionary and health care sectors added relative value.

•	Underweighting holdings General Electric Co. and International Business Machines Corp. (IBM), which were poor performers in the benchmark, benefited Portfolio performance.

What hurt performance during the year:

•	Underweighting the information technology sector detracted from relative performance, including underweight positions in Apple Inc., Microsoft Corp. and Facebook, Inc.

•	Stock selection in industrials and financials sectors hindered relative results. Within industrials, underweighting The Boeing Company was the largest individual detractor.

How did derivatives contribute/detract from performance during the year?

•

The Portfolio maintains, or may invest in other portfolios that maintain, exposure to exchange-traded index futures, for purposes of liquidity and/or to adjust the Portfolio’s equity exposure during periods of high market volatility. The derivatives are typically offset by a roughly equal allocation to cash and cash equivalents, and had a minimal impact on performance relative to the index.

AXA LARGE CAP GROWTH MANAGED VOLATILITY PORTFOLIO (Unaudited)

Sector Weightings as of December 31, 2017	% of Net Assets
Information Technology	30.9%
Consumer Discretionary	15.6
Health Care	10.2
Exchange Traded Funds	9.0
Industrials	8.5
Consumer Staples	7.3
Investment Company	5.3
Financials	3.3
Repurchase Agreements	3.2
Materials	2.0
Real Estate	1.6
Energy	0.8
Telecommunication Services	0.6
Utilities	0.2
Cash and Other	1.5

100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees (in the case of Class IA and Class IB shares of the Portfolio), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2017 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/17	Ending Account Value 12/31/17	Expenses Paid During Period* 7/1/17 - 12/31/17
Class IA
Actual	$1,000.00	$1,128.32	$4.55
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.93	4.32
Class IB
Actual	1,000.00	1,128.24	4.55
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.93	4.32
Class K
Actual	1,000.00	1,129.67	3.21
Hypothetical (5% average annual return before expenses)	1,000.00	1,022.19	3.05

*  Expenses are equal to the Portfolio’s Class IA, Class IB and Class K shares annualized expense ratios of 0.85%, 0.85% and 0.60%, respectively, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

EQ ADVISORS TRUST

AXA LARGE CAP GROWTH MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2017

	Number of Shares	Value (Note 1)

COMMON STOCKS:
Consumer Discretionary (15.6%)
Auto Components (0.2%)
Aptiv plc	74,731	$6,339,430
BorgWarner, Inc.	4,090	208,958
Delphi Technologies plc*	19,147	1,004,643
Gentex Corp.	39,126	819,690
Lear Corp.	11,622	2,053,143
Visteon Corp.*	6,587	824,297

		11,250,161

Automobiles (0.4%)
Ferrari NV (x)	32,845	3,443,470
Harley-Davidson, Inc. (x)	26,077	1,326,798
Tesla, Inc. (x)*	47,715	14,856,064
Thor Industries, Inc.	10,255	1,545,634

		21,171,966

Distributors (0.0%)
Genuine Parts Co.	11,318	1,075,323
LKQ Corp.*	8,776	356,920
Pool Corp.	7,987	1,035,515

		2,467,758

Diversified Consumer Services (0.1%)
Bright Horizons Family Solutions, Inc.*	10,874	1,022,156
H&R Block, Inc.	7,244	189,938
Service Corp. International	37,906	1,414,652
ServiceMaster Global Holdings, Inc.*	27,760	1,423,255

		4,050,001

Hotels, Restaurants & Leisure (3.4%)
Aramark	21,247	908,097
Caesars Entertainment Corp.*	229,319	2,900,885
Carnival Corp.	161,210	10,699,508
Chipotle Mexican Grill, Inc. (x)*	5,242	1,515,095
Choice Hotels International, Inc.	6,776	525,818
Darden Restaurants, Inc.	140,165	13,458,643
Domino’s Pizza, Inc.	9,143	1,727,661
Dunkin’ Brands Group, Inc.	58,337	3,760,986
Extended Stay America, Inc.	23,907	454,233
Hilton Grand Vacations, Inc.*	14,876	624,048
Hilton Worldwide Holdings, Inc.	39,861	3,183,299
Las Vegas Sands Corp.	74,879	5,203,342
Marriott International, Inc., Class A	73,798	10,016,603
McDonald’s Corp.	255,551	43,985,438
MGM Resorts International	41,233	1,376,770
Restaurant Brands International, Inc.	44,941	2,762,973
Six Flags Entertainment Corp. (x)	13,687	911,144
Starbucks Corp.	484,746	27,838,963
Vail Resorts, Inc.	8,273	1,757,764
Wendy’s Co. (The)	38,602	633,845
Wyndham Worldwide Corp.	20,766	2,406,156
Wynn Resorts Ltd.	16,581	2,795,391

Yum Brands, Inc.	211,333	17,246,886
Yum China Holdings, Inc.	476,683	19,076,854

		175,770,402

Household Durables (0.2%)
DR Horton, Inc.	38,829	1,982,997
Leggett & Platt, Inc.	22,326	1,065,620
Mohawk Industries, Inc.*	744	205,270
NVR, Inc.*	696	2,441,721
PulteGroup, Inc.	15,979	531,302
Tempur Sealy International, Inc. (x)*	4,099	256,966
Toll Brothers, Inc.	14,646	703,301
Tupperware Brands Corp.	10,463	656,030
Whirlpool Corp.	1,209	203,886

		8,047,093

Internet & Direct Marketing Retail (4.6%)
Amazon.com, Inc.*	140,308	164,085,997
Expedia, Inc.	25,651	3,072,220
Liberty Expedia Holdings, Inc., Class A*	2,399	106,348
Liberty Interactive Corp. QVC Group, Class A*	57,183	1,396,409
Netflix, Inc.*	108,170	20,764,313
Priceline Group, Inc. (The)*	26,622	46,262,114
TripAdvisor, Inc. (x)*	10,631	366,344
Wayfair, Inc., Class A (x)*	8,012	643,123

		236,696,868

Leisure Products (0.1%)
Brunswick Corp.	14,961	826,146
Hasbro, Inc.	17,793	1,617,206
Mattel, Inc. (x)	14,992	230,577
Polaris Industries, Inc. (x)	12,413	1,539,088

		4,213,017

Media (2.3%)
AMC Networks, Inc., Class A*	10,086	545,451
Cable One, Inc.	984	692,096
CBS Corp. (Non-Voting), Class B	69,488	4,099,792
Charter Communications, Inc., Class A*	25,934	8,712,787
Comcast Corp., Class A	1,293,795	51,816,490
DISH Network Corp., Class A*	35,214	1,681,469
Interpublic Group of Cos., Inc. (The)	68,657	1,384,125
Lions Gate Entertainment Corp., Class A*	7,315	247,320
Lions Gate Entertainment Corp., Class B*	13,400	425,316
Live Nation Entertainment, Inc.*	27,763	1,181,871
Madison Square Garden Co. (The), Class A*	471	99,310
Omnicom Group, Inc.	48,010	3,496,568
Regal Entertainment Group, Class A	5,522	127,061
Scripps Networks Interactive, Inc., Class A	9,554	815,721
Sirius XM Holdings, Inc. (x)	287,799	1,542,603

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA LARGE CAP GROWTH MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

	Number of Shares	Value (Note 1)

Twenty-First Century Fox, Inc., Class A	13,470	$465,119
Twenty-First Century Fox, Inc., Class B	2,178	74,313
Walt Disney Co. (The)	382,646	41,138,271

		118,545,683

Multiline Retail (0.4%)
Dollar General Corp.	122,716	11,413,815
Dollar Tree, Inc.*	45,359	4,867,474
Dollarama, Inc. (x)	13,095	1,636,094
Nordstrom, Inc.	24,644	1,167,633

		19,085,016

Specialty Retail (2.3%)
Advance Auto Parts, Inc.	3,841	382,909
AutoZone, Inc.*	4,897	3,483,579
Burlington Stores, Inc.*	8,188	1,007,370
CarMax, Inc.*	37,896	2,430,270
Dick’s Sporting Goods, Inc.	12,934	371,723
Floor & Decor Holdings, Inc., Class A*	4,468	217,502
Foot Locker, Inc.	2,146	100,604
Gap, Inc. (The)	1,722	58,651
Home Depot, Inc. (The)	251,447	47,656,750
L Brands, Inc.	7,845	472,426
Lowe’s Cos., Inc.	174,330	16,202,230
Michaels Cos., Inc. (The)*	17,745	429,252
O’Reilly Automotive, Inc.*	61,587	14,814,137
Ross Stores, Inc.	79,127	6,349,942
Sally Beauty Holdings, Inc.*	10,964	205,685
TJX Cos., Inc. (The)	133,280	10,190,589
Tractor Supply Co.	25,874	1,934,082
Ulta Beauty, Inc.*	57,141	12,780,156
Williams-Sonoma, Inc. (x)	3,917	202,509

		119,290,366

Textiles, Apparel & Luxury Goods (1.6%)
Carter’s, Inc.	9,676	1,136,833
Hanesbrands, Inc. (x)	74,984	1,567,915
Lululemon Athletica, Inc.*	143,730	11,295,741
LVMH Moet Hennessy Louis Vuitton SE	36,037	10,610,849
Michael Kors Holdings Ltd.*	1,816	114,317
NIKE, Inc., Class B	642,844	40,209,892
Skechers U.S.A., Inc., Class A*	11,493	434,895
Tapestry, Inc.	10,372	458,754
Under Armour, Inc., Class A (x)*	732,586	10,571,216
Under Armour, Inc., Class C (x)*	26,552	353,673
VF Corp.	50,128	3,709,472

		80,463,557

Total Consumer Discretionary		801,051,888

Consumer Staples (7.3%)
Beverages (3.2%)
Anheuser-Busch InBev SA (ADR) (x)	64,400	7,184,464

Brown-Forman Corp., Class A	10,861	730,294
Brown-Forman Corp., Class B	34,308	2,355,930
Coca-Cola Co. (The)	1,148,396	52,688,407
Constellation Brands, Inc., Class A	33,695	7,701,666
Diageo plc (ADR)	84,850	12,390,646
Dr Pepper Snapple Group, Inc.	37,648	3,654,115
Heineken NV	127,550	13,303,843
Monster Beverage Corp.*	542,590	34,340,521
PepsiCo, Inc.	260,152	31,197,428

		165,547,314

Food & Staples Retailing (0.9%)
Costco Wholesale Corp.	91,329	16,998,153
Kroger Co. (The)	100,648	2,762,788
Rite Aid Corp. (x)*	112,315	221,261
Sprouts Farmers Market, Inc.*	26,545	646,371
Sysco Corp.	100,740	6,117,940
Walgreens Boots Alliance, Inc.	34,034	2,471,549
Wal-Mart Stores, Inc.	158,228	15,625,015

		44,843,077

Food Products (1.5%)
Blue Buffalo Pet Products, Inc. (x)*	19,365	634,978
Campbell Soup Co.	23,732	1,141,747
Danone SA (ADR)	770,492	12,921,151
General Mills, Inc.	85,203	5,051,686
Hershey Co. (The)	93,884	10,656,773
Kellogg Co. (x)	228,935	15,563,001
Kraft Heinz Co. (The)	17,600	1,368,576
Lamb Weston Holdings, Inc.	6,774	382,392
McCormick & Co., Inc. (Non-Voting)	24,956	2,543,266
Nestle SA (Registered)	187,917	16,160,342
Nestle SA (ADR)	104,227	8,960,395
Pilgrim’s Pride Corp.*	9,219	286,342
TreeHouse Foods, Inc.*	3,598	177,957

		75,848,606

Household Products (0.8%)
Church & Dwight Co., Inc.	51,742	2,595,896
Clorox Co. (The)	22,912	3,407,931
Colgate-Palmolive Co.	28,318	2,136,593
Energizer Holdings, Inc.	12,827	615,439
Kimberly-Clark Corp.	63,246	7,631,262
Procter & Gamble Co. (The)	235,192	21,609,442
Spectrum Brands Holdings, Inc. (x)	5,252	590,325

		38,586,888

Personal Products (0.1%)
Estee Lauder Cos., Inc. (The), Class A	45,420	5,779,240
Herbalife Ltd. (x)*	13,447	910,631
Nu Skin Enterprises, Inc., Class A	2,607	177,876

		6,867,747

Tobacco (0.8%)
Altria Group, Inc.	399,478	28,526,724
British American Tobacco plc	40,877	2,769,438

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA LARGE CAP GROWTH MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

	Number of Shares	Value (Note 1)

Philip Morris International, Inc.	92,287	$9,750,122

		41,046,284

Total Consumer Staples		372,739,916

Energy (0.8%)
Energy Equipment & Services (0.5%)
Halliburton Co.	122,398	5,981,590
RPC, Inc. (x)	12,140	309,934
Schlumberger Ltd.	234,957	15,833,752

		22,125,276

Oil, Gas & Consumable Fuels (0.3%)
Antero Resources Corp.*	23,266	442,054
Apache Corp.	4,686	197,843
Cabot Oil & Gas Corp.	67,306	1,924,952
Cheniere Energy, Inc.*	28,630	1,541,439
Chesapeake Energy Corp. (x)*	12,385	49,045
Cimarex Energy Co.	18,008	2,197,156
Continental Resources, Inc.*	8,261	437,585
Devon Energy Corp.	8,439	349,375
Diamondback Energy, Inc. (x)*	4,581	578,351
EOG Resources, Inc.	11,409	1,231,145
EQT Corp.	6,355	361,727
Gulfport Energy Corp.*	4,028	51,397
Laredo Petroleum, Inc.*	32,879	348,846
Newfield Exploration Co.*	41,888	1,320,729
ONEOK, Inc.	74,206	3,966,310
Parsley Energy, Inc., Class A*	32,864	967,516
RSP Permian, Inc.*	13,539	550,767
Williams Cos., Inc. (The)	26,063	794,661

		17,310,898

Total Energy		39,436,174

Financials (3.3%)
Banks (0.3%)
Bank of the Ozarks, Inc.	11,912	577,136
East West Bancorp, Inc.	2,003	121,842
First Republic Bank	45,353	3,929,384
JPMorgan Chase & Co.	49,400	5,282,837
Pinnacle Financial Partners, Inc.	5,012	332,296
Signature Bank*	6,501	892,327
SVB Financial Group*	8,027	1,876,472
Western Alliance Bancorp*	11,684	661,548

		13,673,842

Capital Markets (2.1%)
Ameriprise Financial, Inc.	27,740	4,701,098
BGC Partners, Inc., Class A	12,935	195,448
Cboe Global Markets, Inc.	22,990	2,864,324
Charles Schwab Corp. (The)	216,522	11,122,735
Eaton Vance Corp.	23,305	1,314,169
FactSet Research Systems, Inc.	56,845	10,957,442
Federated Investors, Inc., Class B	4,719	170,262
Intercontinental Exchange, Inc.	119,527	8,433,825
Invesco Ltd.	11,990	438,115
Lazard Ltd., Class A	22,238	1,167,495
Legg Mason, Inc.	4,580	192,268
LPL Financial Holdings, Inc.	18,030	1,030,234
MarketAxess Holdings, Inc.	7,542	1,521,599

Moody’s Corp.	34,564	5,101,992
Morgan Stanley	122,000	6,401,340
Morningstar, Inc.	4,031	390,886
MSCI, Inc.	102,258	12,939,727
Raymond James Financial, Inc.	6,955	621,082
S&P Global, Inc.	53,987	9,145,398
SEI Investments Co.	294,741	21,180,087
State Street Corp.	27,181	2,653,137
T. Rowe Price Group, Inc.	7,792	817,615
TD Ameritrade Holding Corp.	149,039	7,620,364

		110,980,642

Consumer Finance (0.2%)
American Express Co.	69,004	6,852,788
Capital One Financial Corp.	6,281	625,462
Credit Acceptance Corp. (x)*	2,136	690,953

		8,169,203

Diversified Financial Services (0.0%)
Leucadia National Corp.	15,323	405,906
Voya Financial, Inc.	2,431	120,262

		526,168

Insurance (0.7%)
Allstate Corp. (The)	21,026	2,201,632
American International Group, Inc.	22,340	1,331,017
Aon plc	52,039	6,973,226
Arch Capital Group Ltd.*	3,817	346,469
Arthur J Gallagher & Co	25,261	1,598,516
Aspen Insurance Holdings Ltd.	4,244	172,306
Assurant, Inc.	2,570	259,159
Chubb Ltd.	26,800	3,916,284
Erie Indemnity Co., Class A	3,896	474,689
Marsh & McLennan Cos., Inc.	107,741	8,769,040
Progressive Corp. (The)	120,797	6,803,287
XL Group Ltd.	16,672	586,188

		33,431,813

Total Financials		166,781,668

Health Care (10.2%)
Biotechnology (3.6%)
AbbVie, Inc.	333,099	32,214,004
ACADIA Pharmaceuticals, Inc.*	20,410	614,545
Agios Pharmaceuticals, Inc. (x)*	7,970	455,645
Alexion Pharmaceuticals, Inc.*	80,889	9,673,516
Alkermes plc (x)*	31,705	1,735,215
Alnylam Pharmaceuticals, Inc.*	32,148	4,084,403
Amgen, Inc.	79,243	13,780,358
Biogen, Inc.*	52,896	16,851,079
BioMarin Pharmaceutical, Inc.*	36,364	3,242,578
Bioverativ, Inc.*	23,086	1,244,797
Celgene Corp.*	266,821	27,845,440
Exelixis, Inc.*	59,700	1,814,880
Gilead Sciences, Inc.	194,452	13,930,541
Incyte Corp.*	63,568	6,020,525
Intercept Pharmaceuticals, Inc. (x)*	4,084	238,587
Intrexon Corp. (x)*	8,993	103,599

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA LARGE CAP GROWTH MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

	Number of Shares	Value (Note 1)

Ionis Pharmaceuticals, Inc. (x)*	25,269	$1,271,031
Neurocrine Biosciences, Inc.*	18,421	1,429,285
OPKO Health, Inc. (x)*	8,676	42,512
Regeneron Pharmaceuticals, Inc.*	71,718	26,963,099
Seattle Genetics, Inc. (x)*	19,589	1,048,012
TESARO, Inc. (x)*	7,485	620,282
Vertex Pharmaceuticals, Inc.*	100,510	15,062,429

		180,286,362

Health Care Equipment & Supplies (2.2%)
ABIOMED, Inc.*	8,528	1,598,232
Align Technology, Inc.*	58,442	12,985,228
Baxter International, Inc.	9,857	637,156
Becton Dickinson and Co.	92,544	19,810,027
Boston Scientific Corp.*	286,807	7,109,946
Cooper Cos., Inc. (The)	7,815	1,702,732
Danaher Corp.	23,668	2,196,864
DexCom, Inc. (x)*	18,075	1,037,324
Edwards Lifesciences Corp.*	43,482	4,900,856
Hill-Rom Holdings, Inc.	12,760	1,075,540
Hologic, Inc.*	32,405	1,385,314
IDEXX Laboratories, Inc.*	18,152	2,838,610
Intuitive Surgical, Inc.*	41,840	15,269,090
Medtronic plc	20,754	1,675,886
ResMed, Inc.	29,012	2,457,026
Stryker Corp.	118,860	18,404,282
Teleflex, Inc.	1,478	367,756
Varian Medical Systems, Inc.*	153,027	17,008,951
West Pharmaceutical Services, Inc.	15,091	1,489,029

		113,949,849

Health Care Providers & Services (2.0%)
Aetna, Inc.	25,630	4,623,396
AmerisourceBergen Corp.	33,027	3,032,539
Anthem, Inc.	23,900	5,377,739
Centene Corp.*	24,819	2,503,741
Cigna Corp.	68,997	14,012,601
Express Scripts Holding Co.*	8,183	610,779
HCA Healthcare, Inc.*	4,207	369,543
Henry Schein, Inc.*	32,778	2,290,527
Humana, Inc.	36,436	9,038,679
LifePoint Health, Inc.*	1,356	67,529
McKesson Corp.	4,750	740,763
Patterson Cos., Inc.	1,934	69,875
Premier, Inc., Class A*	3,376	98,545
UnitedHealth Group, Inc.	251,768	55,504,772
WellCare Health Plans, Inc.*	8,495	1,708,429

		100,049,457

Health Care Technology (0.3%)
athenahealth, Inc.*	8,192	1,089,864
Cerner Corp.*	192,460	12,969,879
Veeva Systems, Inc., Class A*	22,485	1,242,971

		15,302,714

Life Sciences Tools & Services (0.5%)
Agilent Technologies, Inc.	16,521	1,106,411
Bio-Techne Corp.	7,722	1,000,385
Bruker Corp.	8,834	303,183

Charles River Laboratories International, Inc. (x)*	9,888	1,082,242
Illumina, Inc.*	30,313	6,623,087
IQVIA Holdings, Inc.*	21,871	2,141,171
Mettler-Toledo International, Inc.*	5,267	3,263,012
PerkinElmer, Inc.	4,655	340,374
QIAGEN NV*	15,662	484,426
Thermo Fisher Scientific, Inc.	37,691	7,156,766
Waters Corp.*	15,841	3,060,323

		26,561,380

Pharmaceuticals (1.6%)
Akorn, Inc.*	17,991	579,850
Bristol-Myers Squibb Co.	169,628	10,394,804
Eli Lilly & Co.	204,204	17,247,070
Johnson & Johnson	86,396	12,071,249
Merck & Co., Inc.	105,593	5,941,718
Novartis AG (ADR)	90,749	7,619,286
Novo Nordisk A/S (ADR)	321,862	17,274,334
Zoetis, Inc.	180,984	13,038,087

		84,166,398

Total Health Care		520,316,160

Industrials (8.5%)
Aerospace & Defense (1.9%)
Boeing Co. (The)	160,343	47,286,753
BWX Technologies, Inc.	19,454	1,176,772
General Dynamics Corp.	22,108	4,497,873
HEICO Corp. (x)	5,158	486,657
HEICO Corp., Class A	9,956	787,022
Hexcel Corp.	12,121	749,684
Huntington Ingalls Industries, Inc.	7,760	1,829,032
Lockheed Martin Corp.	47,290	15,182,454
Northrop Grumman Corp.	33,626	10,320,156
Raytheon Co.	22,552	4,236,393
Rockwell Collins, Inc.	33,744	4,576,361
TransDigm Group, Inc.	10,051	2,760,206

		93,889,363

Air Freight & Logistics (1.2%)
CH Robinson Worldwide, Inc.	29,123	2,594,568
Expeditors International of Washington, Inc.	327,642	21,195,161
FedEx Corp.	51,748	12,913,196
United Parcel Service, Inc., Class B	196,376	23,398,201
XPO Logistics, Inc. (x)*	18,475	1,692,125

		61,793,251

Airlines (0.4%)
Alaska Air Group, Inc.	20,490	1,506,220
American Airlines Group, Inc.	164,911	8,580,319
Copa Holdings SA, Class A	396	53,088
Southwest Airlines Co.	115,180	7,538,531
United Continental Holdings, Inc.*	33,972	2,289,713

		19,967,871

Building Products (0.2%)
Allegion plc	19,784	1,574,015

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA LARGE CAP GROWTH MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

	Number of Shares	Value (Note 1)

AO Smith Corp.	29,994	$1,838,032
Armstrong World Industries, Inc.*	9,036	547,130
Fortune Brands Home & Security, Inc.	67,525	4,621,411
Lennox International, Inc.	7,360	1,532,794
Masco Corp.	43,152	1,896,099

		12,009,481

Commercial Services & Supplies (0.3%)
Cintas Corp.	17,894	2,788,422
Clean Harbors, Inc.*	7,308	396,094
Copart, Inc.*	40,966	1,769,322
KAR Auction Services, Inc.	27,906	1,409,532
Rollins, Inc.	20,240	941,767
Waste Management, Inc.	75,368	6,504,258

		13,809,395

Construction & Engineering (0.0%)
Quanta Services, Inc.*	7,411	289,844

Electrical Equipment (0.3%)
Acuity Brands, Inc.	31,772	5,591,873
AMETEK, Inc.	7,503	543,742
Emerson Electric Co.	19,312	1,345,853
Hubbell, Inc.	7,258	982,298
Rockwell Automation, Inc.	26,778	5,257,860
Sensata Technologies Holding NV (x)*	17,393	888,956

		14,610,582

Industrial Conglomerates (1.2%)
3M Co.	121,418	28,578,155
General Electric Co.	317,345	5,537,670
Honeywell International, Inc.	127,724	19,587,753
Roper Technologies, Inc.	37,168	9,626,512

		63,330,090

Machinery (1.8%)
Allison Transmission Holdings, Inc.	26,062	1,122,490
Caterpillar, Inc.	107,694	16,970,421
Cummins, Inc.	10,624	1,876,623
Deere & Co.	166,022	25,984,104
Donaldson Co., Inc.	25,446	1,245,582
Dover Corp.	3,252	328,419
Fortive Corp.	109,126	7,895,266
Gardner Denver Holdings, Inc.*	13,736	466,062
Graco, Inc.	34,173	1,545,303
IDEX Corp.	14,861	1,961,206
Illinois Tool Works, Inc.	85,934	14,338,088
Ingersoll-Rand plc	26,075	2,325,629
Lincoln Electric Holdings, Inc.	12,219	1,119,016
Middleby Corp. (The)*	11,651	1,572,302
Nordson Corp.	11,847	1,734,401
Parker-Hannifin Corp.	23,834	4,756,790
Snap-on, Inc.	1,492	260,056
Stanley Black & Decker, Inc.	3,222	546,741
Toro Co. (The)	21,730	1,417,448
WABCO Holdings, Inc.*	10,475	1,503,163
Wabtec Corp. (x)	27,284	2,221,736
Welbilt, Inc.*	26,723	628,258

Xylem, Inc.	19,752	1,347,086

		93,166,190

Professional Services (0.4%)
Dun & Bradstreet Corp. (The)	3,088	365,650
Equifax, Inc.	57,956	6,834,172
IHS Markit Ltd.*	45,356	2,047,823
Robert Half International, Inc.	25,220	1,400,719
TransUnion*	97,471	5,357,006
Verisk Analytics, Inc.*	31,476	3,021,696

		19,027,066

Road & Rail (0.6%)
CSX Corp.	160,106	8,807,431
JB Hunt Transport Services, Inc.	17,929	2,061,476
Landstar System, Inc.	8,911	927,635
Old Dominion Freight Line, Inc.	7,956	1,046,612
Union Pacific Corp.	149,450	20,041,245

		32,884,399

Trading Companies & Distributors (0.2%)
Air Lease Corp.	1,493	71,798
Fastenal Co.	60,199	3,292,284
HD Supply Holdings, Inc.*	39,110	1,565,573
MSC Industrial Direct Co., Inc., Class A	3,573	345,366
United Rentals, Inc.*	17,545	3,016,161
Univar, Inc.*	21,687	671,430
Watsco, Inc.	6,236	1,060,369
WW Grainger, Inc.	10,174	2,403,608

		12,426,589

Total Industrials		437,204,121

Information Technology (30.9%)
Communications Equipment (0.6%)
Arista Networks, Inc.*	10,988	2,588,553
Cisco Systems, Inc.	627,370	24,028,271
CommScope Holding Co., Inc.*	19,380	733,145
F5 Networks, Inc.*	13,112	1,720,557
Harris Corp.	6,675	945,514
Motorola Solutions, Inc.	3,412	308,240
Palo Alto Networks, Inc.*	18,466	2,676,462

		33,000,742

Electronic Equipment, Instruments & Components (0.4%)
Amphenol Corp., Class A	62,895	5,522,181
CDW Corp.	31,035	2,156,622
Cognex Corp.	34,482	2,108,919
Coherent, Inc.*	5,134	1,448,917
Corning, Inc.	10,245	327,738
FLIR Systems, Inc.	14,901	694,685
IPG Photonics Corp.*	7,570	1,620,964
National Instruments Corp.	18,123	754,460
Trimble, Inc.*	41,031	1,667,500
Universal Display Corp.	8,644	1,492,387
Zebra Technologies Corp., Class A*	10,808	1,121,870

		18,916,243

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA LARGE CAP GROWTH MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

	Number of Shares	Value (Note 1)

Internet Software & Services (8.4%)
Alibaba Group Holding Ltd. (ADR)*	282,279	$48,673,368
Alphabet, Inc., Class A*	91,955	96,865,397
Alphabet, Inc., Class C*	114,785	120,111,023
CoStar Group, Inc.*	7,413	2,201,290
Facebook, Inc., Class A*	883,117	155,834,825
GoDaddy, Inc., Class A*	26,552	1,335,035
IAC/InterActiveCorp*	14,501	1,773,182
LogMeIn, Inc.	6,926	793,027
Match Group, Inc. (x)*	7,944	248,727
Pandora Media, Inc. (x)*	51,381	247,656
Tencent Holdings Ltd.	121,500	6,313,829
Twitter, Inc.*	9,764	234,434
VeriSign, Inc. (x)*	17,956	2,054,885
Zillow Group, Inc., Class A*	7,274	296,343
Zillow Group, Inc., Class C (x)*	15,827	647,641

		437,630,662

IT Services (6.4%)
Accenture plc, Class A	210,091	32,162,831
Alliance Data Systems Corp.	10,049	2,547,221
Automatic Data Processing, Inc.	246,724	28,913,586
Black Knight, Inc.*	23,261	1,026,973
Booz Allen Hamilton Holding Corp.	28,401	1,082,930
Broadridge Financial Solutions, Inc.	24,339	2,204,627
Cognizant Technology Solutions Corp., Class A	122,403	8,693,061
CoreLogic, Inc.*	10,203	471,481
CSRA, Inc.	34,119	1,020,840
DST Systems, Inc.	1,578	97,946
DXC Technology Co.	58,895	5,589,136
Euronet Worldwide, Inc.*	10,272	865,621
Fidelity National Information Services, Inc.	76,686	7,215,386
First Data Corp., Class A*	98,722	1,649,645
Fiserv, Inc.*	74,174	9,726,437
FleetCor Technologies, Inc.*	18,637	3,586,318
Gartner, Inc.*	84,731	10,434,623
Genpact Ltd.	32,142	1,020,187
Global Payments, Inc.	31,499	3,157,460
International Business Machines Corp.	121,559	18,649,582
Jack Henry & Associates, Inc.	16,124	1,885,863
Mastercard, Inc., Class A	295,944	44,794,083
Paychex, Inc.	66,878	4,553,054
PayPal Holdings, Inc.*	342,426	25,209,402
Sabre Corp.	34,940	716,270
Square, Inc., Class A (x)*	51,360	1,780,651
Total System Services, Inc.	37,719	2,983,196
Vantiv, Inc., Class A*	98,163	7,219,889
Visa, Inc., Class A	819,821	93,475,989
Western Union Co. (The)	97,242	1,848,570
WEX, Inc.*	6,711	947,795

		325,530,653

Semiconductors & Semiconductor Equipment (3.0%)
Advanced Micro Devices, Inc. (x)*	176,579	1,815,232

Analog Devices, Inc.	102,603	9,134,745
Applied Materials, Inc.	223,149	11,407,377
ASML Holding NV (NYRS) (x)	7,900	1,373,178
Broadcom Ltd.	84,553	21,721,666
Cavium, Inc.*	14,164	1,187,368
Cypress Semiconductor Corp.	6,202	94,518
KLA-Tencor Corp.	32,599	3,425,177
Lam Research Corp.	33,559	6,177,205
Maxim Integrated Products, Inc.	58,361	3,051,113
Microchip Technology, Inc. (x)	47,311	4,157,691
Micron Technology, Inc.*	172,399	7,089,047
Microsemi Corp.*	20,180	1,042,297
NVIDIA Corp.	118,896	23,006,375
NXP Semiconductors NV*	40,265	4,714,629
ON Semiconductor Corp.*	83,127	1,740,679
Qorvo, Inc.*	13,453	895,970
QUALCOMM, Inc.	229,382	14,685,036
Skyworks Solutions, Inc.	38,265	3,633,262
Teradyne, Inc.	39,094	1,636,866
Texas Instruments, Inc.	208,796	21,806,654
Versum Materials, Inc.	2,495	94,436
Xilinx, Inc.	114,566	7,724,040

		151,614,561

Software (7.9%)
Activision Blizzard, Inc.	154,830	9,803,836
Adobe Systems, Inc.*	208,137	36,473,928
ANSYS, Inc.*	17,729	2,616,623
Atlassian Corp. plc, Class A*	19,152	871,799
Autodesk, Inc.*	207,893	21,793,423
Cadence Design Systems, Inc.*	57,603	2,408,957
CDK Global, Inc.	26,829	1,912,371
Citrix Systems, Inc.*	31,317	2,755,896
Dell Technologies, Inc., Class V*	42,615	3,463,747
Electronic Arts, Inc.*	105,464	11,080,048
Fortinet, Inc.*	30,957	1,352,511
Guidewire Software, Inc.*	6,094	452,540
Intuit, Inc.	94,346	14,885,912
Manhattan Associates, Inc.*	14,261	706,490
Microsoft Corp.	2,233,468	191,050,853
Oracle Corp.	715,815	33,843,733
PTC, Inc.*	24,282	1,475,617
Red Hat, Inc.*	53,037	6,369,744
salesforce.com, Inc.*	202,345	20,685,729
ServiceNow, Inc.*	65,895	8,592,049
Splunk, Inc.*	29,269	2,424,644
SS&C Technologies Holdings, Inc.	33,487	1,355,554
Symantec Corp.	352,445	9,889,607
Synopsys, Inc.*	2,466	210,202
Tableau Software, Inc., Class A*	13,409	927,903
Take-Two Interactive Software, Inc.*	23,377	2,566,327
Tyler Technologies, Inc.*	7,268	1,286,799
Ultimate Software Group, Inc. (The) (x)*	5,968	1,302,397
VMware, Inc., Class A (x)*	60,071	7,528,098
Workday, Inc., Class A*	62,486	6,357,326

		406,444,663

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA LARGE CAP GROWTH MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

	Number of Shares	Value (Note 1)

Technology Hardware, Storage & Peripherals (4.2%)
Apple, Inc.	1,254,959	$212,376,712
NCR Corp.*	25,566	868,988
NetApp, Inc.	48,291	2,671,458
Western Digital Corp.	8,943	711,237

		216,628,395

Total Information Technology		1,589,765,919

Materials (2.0%)
Chemicals (1.5%)
Albemarle Corp.	4,309	551,078
Axalta Coating Systems Ltd.*	45,137	1,460,633
Celanese Corp.	17,081	1,829,033
Chemours Co. (The)	38,409	1,922,755
DowDuPont, Inc.	233,038	16,596,965
Ecolab, Inc.	53,510	7,179,972
FMC Corp.	27,822	2,633,631
Huntsman Corp.	20,209	672,758
International Flavors & Fragrances, Inc.	16,484	2,515,623
LyondellBasell Industries NV, Class A	29,353	3,238,223
Monsanto Co.	92,105	10,756,022
NewMarket Corp.	1,421	564,691
Platform Specialty Products Corp.*	22,898	227,148
PPG Industries, Inc.	49,615	5,796,024
Praxair, Inc.	52,242	8,080,793
RPM International, Inc. (x)	24,575	1,288,222
Scotts Miracle-Gro Co. (The), Class A	8,191	876,355
Sherwin-Williams Co. (The)	17,064	6,996,923
Westlake Chemical Corp.	3,498	372,642
WR Grace & Co.	14,012	982,662

		74,542,153

Construction Materials (0.1%)
Eagle Materials, Inc.	9,717	1,100,936
Martin Marietta Materials, Inc.	11,782	2,604,293
Vulcan Materials Co.	25,387	3,258,930

		6,964,159

Containers & Packaging (0.3%)
AptarGroup, Inc.	3,164	272,990
Ardagh Group SA	2,525	53,278
Avery Dennison Corp.	17,353	1,993,166
Ball Corp.	39,582	1,498,179
Berry Global Group, Inc.*	26,815	1,573,236
Crown Holdings, Inc.*	19,281	1,084,556
Graphic Packaging Holding Co.	46,883	724,342
International Paper Co.	77,726	4,503,443
Owens-Illinois, Inc.*	26,534	588,259
Packaging Corp. of America	19,404	2,339,152
Sealed Air Corp.	19,436	958,195
Silgan Holdings, Inc.	15,458	454,311

		16,043,107

Metals & Mining (0.1%)
Compass Minerals International, Inc. (x)	38,564	2,786,248
Freeport-McMoRan, Inc.*	54,806	1,039,122

Royal Gold, Inc.	4,908	403,045
Southern Copper Corp. (x)	15,264	724,277
Steel Dynamics, Inc.	6,659	287,203

		5,239,895

Total Materials		102,789,314

Real Estate (1.6%)
Equity Real Estate Investment Trusts (REITs) (1.6%)
American Tower Corp. (REIT)	117,292	16,734,050
Boston Properties, Inc. (REIT)	4,649	604,509
CoreSite Realty Corp. (REIT)	7,235	824,067
Crown Castle International Corp. (REIT)	169,252	18,788,664
CubeSmart (REIT)	25,348	733,064
CyrusOne, Inc. (REIT)	16,827	1,001,711
Digital Realty Trust, Inc. (REIT)	32,381	3,688,196
Douglas Emmett, Inc. (REIT)	27,468	1,127,836
Equinix, Inc. (REIT)	18,207	8,251,777
Equity LifeStyle Properties, Inc. (REIT)	16,765	1,492,420
Extra Space Storage, Inc. (REIT)	21,423	1,873,441
Federal Realty Investment Trust (REIT)	5,654	750,908
Gaming and Leisure Properties, Inc. (REIT)	13,413	496,281
Hudson Pacific Properties, Inc. (REIT)	3,590	122,958
Iron Mountain, Inc. (REIT)	50,473	1,904,346
Lamar Advertising Co. (REIT), Class A	15,561	1,155,249
Outfront Media, Inc. (REIT)	3,118	72,338
Public Storage (REIT)	30,776	6,432,184
SBA Communications Corp. (REIT)*	25,011	4,085,797
Simon Property Group, Inc. (REIT)	58,895	10,114,627
Tanger Factory Outlet Centers, Inc. (REIT) (x)	1,668	44,219
Taubman Centers, Inc. (REIT)	6,249	408,872

		80,707,514

Real Estate Management & Development (0.0%)
CBRE Group, Inc., Class A*	26,836	1,162,267

Total Real Estate		81,869,781

Telecommunication Services (0.6%)
Diversified Telecommunication Services (0.5%)
Verizon Communications, Inc.	427,046	22,603,544
Zayo Group Holdings, Inc.*	39,265	1,444,952

		24,048,496

Wireless Telecommunication Services (0.1%)
T-Mobile US, Inc.*	77,464	4,919,739

Total Telecommunication Services		28,968,235

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA LARGE CAP GROWTH MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

	Number of Shares	Value (Note 1)

Utilities (0.2%)
Electric Utilities (0.2%)
NextEra Energy, Inc.	23,200	$3,623,608

Independent Power and Renewable Electricity Producers (0.0%)
NRG Energy, Inc.	11,499	327,492

Multi-Utilities (0.0%)
Sempra Energy	21,745	2,324,975

Water Utilities (0.0%)
American Water Works Co., Inc.	26,700	2,442,783

Total Utilities		8,718,858

Total Common Stocks (81.0%) (Cost $2,124,584,008)		4,149,642,034

EXCHANGE TRADED FUNDS (ETF):
iShares Core S&P 500 ETF	5,579	1,499,914
iShares Morningstar Large-Cap ETF	10,023	1,592,655
iShares Morningstar Large-Cap Growth ETF‡	681,865	106,705,054
iShares Morningstar Large-Cap Value ETF	9,868	1,041,962
iShares Russell 1000 ETF	3,225	479,267
iShares Russell 1000 Growth ETF	1,040,273	140,103,967
iShares Russell 1000 Value ETF (x)	14,890	1,851,423
iShares S&P 100 ETF	2,587	306,922
iShares S&P 500 Growth ETF (x)	654,250	99,949,773
iShares S&P 500 Value ETF	13,804	1,576,969
Vanguard Growth ETF	732,122	102,972,959
Vanguard Large-Cap ETF	600	73,548
Vanguard Value ETF	12,400	1,318,368

Total Exchange Traded Funds (9.0%) (Cost $224,265,634)		459,472,781

	Principal Amount	Value (Note 1)
LONG-TERM DEBT SECURITIES:
Convertible Bond (0.0%)
Consumer Discretionary (0.0%)
Hotels, Restaurants & Leisure (0.0%)
Caesars Entertainment Corp. 5.000%, 10/1/24	$573,859	1,110,059

Total Consumer Discretionary		1,110,059

Total Long-Term Debt Securities (0.0%) (Cost $1,066,655)		1,110,059

	Number of Shares	Value (Note 1)

SHORT-TERM INVESTMENTS:
Investment Company (5.3%)
JPMorgan Prime Money Market Fund, IM Shares	270,029,886	270,056,888

	Principal Amount	Value (Note 1)
Repurchase Agreements (3.2%)
Bank of Nova Scotia (The), 1.39%, dated 12/29/17, due 1/2/18, repurchase price $4,640,068, collateralized by various U.S. Government Treasury Securities, ranging from 0.000%-3.750%, maturing 1/11/18-2/15/47; total market value $4,736,030. (xx)	$4,639,351	4,639,351
Bank of Nova Scotia (The), 1.39%, dated 12/29/17, due 1/2/18, repurchase price $21,226,292, collateralized by various U.S. Government Treasury Securities, ranging from 0.000%-3.750%, maturing 1/11/18-2/15/47; total market value $21,665,279. (xx)	21,223,014	21,223,014
Bank of Nova Scotia (The), 1.39%, dated 12/29/17, due 1/2/18, repurchase price $5,200,803, collateralized by various U.S. Government Treasury Securities, ranging from 0.000%-3.750%, maturing 1/11/18-2/15/47; total market value $5,308,362. (xx)	5,200,000	5,200,000
Citigroup Global Markets Ltd., 1.40%, dated 12/29/17, due 1/2/18, repurchase price $9,301,447, collateralized by various Foreign Government Agency Securities, ranging from 1.625%-2.500%, maturing 3/16/21-7/29/25, U.S. Government Treasury Securities, ranging from 0.875%-7.250%, maturing from 8/15/20-2/15/47; total market value $9,486,001. (xx)	9,300,000	9,300,000
Citigroup Global Markets, Inc., 1.60%, dated 12/29/17, due 1/2/18, repurchase price $6,001,067, collateralized by various Common Stocks; total market value $6,600,002. (xx)	6,000,000	6,000,000
Citigroup Global Markets, Inc., 1.60%, dated 12/29/17, due 1/2/18, repurchase price $4,000,711, collateralized by various Common Stocks; total market value $4,400,002. (xx)	4,000,000	4,000,000

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA LARGE CAP GROWTH MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

	Principal Amount	Value (Note 1)

Deutsche Bank AG, 1.81%, dated 12/29/17, due 1/2/18, repurchase price $15,003,017, collateralized by various Common Stocks, U.S. Government Treasury Securities, ranging from 1.875%-2.250%, maturing 4/30/22-8/15/46; total market value $16,683,319. (xx)	$15,000,000	$15,000,000
Deutsche Bank AG, 1.81%, dated 12/29/17, due 1/2/18, repurchase price $10,902,192, collateralized by various Common Stocks, U.S. Government Treasury Securities, ranging from 1.875%-2.250%, maturing 4/30/22-8/15/46; total market value $12,123,212. (xx)	10,900,000	10,900,000
Deutsche Bank AG, 1.81%, dated 12/29/17, due 1/2/18, repurchase price $7,301,468, collateralized by various Common Stocks, U.S. Government Treasury Securities, ranging from 1.875%-2.250%, maturing 4/30/22-8/15/46; total market value $8,119,215. (xx)	7,300,000	7,300,000
Deutsche Bank AG, 1.55%, dated 12/29/17, due 1/2/18, repurchase price $10,501,808, collateralized by various Corporate Bonds, ranging from 1.750%-1.875%, maturing 9/5/19-4/14/22, Foreign Government Agency Securities, ranging from 1.875%-2.000%, maturing 3/15/19-5/2/25; total market value $10,710,007. (xx)	10,500,000	10,500,000
Deutsche Bank AG, 1.81%, dated 12/29/17, due 1/2/18, repurchase price $2,900,583, collateralized by various Common Stocks, U.S. Government Treasury Securities, ranging from 1.875%-2.250%, maturing 4/30/22-8/15/46; total market value $3,225,442. (xx)	2,900,000	2,900,000
NBC Global Finance Ltd., 1.59%, dated 12/29/17, due 1/2/18, repurchase price $11,201,979, collateralized by various Common Stocks; total market value $12,459,178. (xx)	11,200,000	11,200,000

NBC Global Finance Ltd., 1.59%, dated 12/29/17, due 1/2/18, repurchase price $12,702,244, collateralized by various Common Stocks; total market value $14,127,818. (xx)	12,700,000	12,700,000
NBC Global Finance Ltd., 1.59%, dated 12/29/17, due 1/2/18, repurchase price $12,002,120, collateralized by various Common Stocks; total market value $13,349,120. (xx)	12,000,000	12,000,000
Nomura Securities Co. Ltd., 1.40%, dated 12/29/17, due 1/2/18, repurchase price $9,001,400, collateralized by various U.S. Government Treasury Securities, ranging from 0.000%-2.000%, maturing 1/4/18-2/15/42; total market value $9,180,005. (xx)	9,000,000	9,000,000
Nomura Securities Co. Ltd., 1.40%, dated 12/29/17, due 1/2/18, repurchase price $4,500,700, collateralized by various U.S. Government Treasury Securities, ranging from 0.000%-7.125%, maturing 1/4/18-8/15/47; total market value $4,590,001. (xx)	4,500,000	4,500,000
RBS Securities, Inc., 1.37%, dated 12/29/17, due 1/2/18, repurchase price $892,057, collateralized by various U.S. Government Treasury Securities, ranging from 1.750%-1.875%, maturing 2/28/22-9/30/22; total market value $909,765. (xx)	891,921	891,921
Societe Generale SA, 1.32%, dated 12/29/17, due 1/5/18, repurchase price $17,004,363, collateralized by various U.S. Government Treasury Securities, ranging from 0.000%-3.000%, maturing 11/15/21-11/15/46; total market value $17,340,004. (xx)	17,000,000	17,000,000

Total Repurchase Agreements		164,254,286

Total Short-Term Investments (8.5%) (Cost $434,300,273)		434,311,174

Total Investments in Securities (98.5%) (Cost $2,784,216,570)		5,044,536,048
Other Assets Less Liabilities (1.5%)		79,151,771

Net Assets (100%)		$5,123,687,819

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA LARGE CAP GROWTH MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

*	Non-income producing.
‡	All, or a portion, of the security is an affiliated company as defined under the Investment Company Act of 1940.
(x)	All or a portion of security is on loan at December 31, 2017.
(xx)	At December 31, 2017, the Portfolio had loaned securities with a total value of $166,832,412. This was secured by cash collateral of $164,254,286 which was subsequently invested in joint repurchase agreements with a total value of $164,254,286, as detailed in the Notes to the Financial Statements, for which the Portfolio has a proportionate interest as reported in the Portfolio of Investments as Repurchase Agreements, and $8,117,450 collateralized by various U.S. Government Treasury Securities, ranging from 0.000% – 8.000%, maturing 1/4/18 – 11/15/46.

Glossary:

ADR	— American Depositary Receipt
NYRS	— New York Registry Shares
USD	— United States Dollar

Investments in companies which were affiliates for the year ended December 31, 2017, were as follows:

Security Description	Shares at December 31, 2017	Market Value December 31, 2016 ($)	Purchases at Cost ($)	Proceeds from Sales ($)	Net Realized Gain (Loss) ($)	Change in Unrealized Appreciation/ (Depreciation) ($)	Market Value December 31, 2017 ($)	Dividend/ Interest Income ($)	Capital Gain Distributions ($)
iShares Morningstar Large-Cap Growth ETF	681,865	69,013,470	22,626,313	(5,794,792)	365,968	20,494,095	106,705,054	844,740	—

Futures contracts outstanding as of December 31, 2017 (Note 1):

Description	Number of Contracts	Expiration Date	Trading Currency	Notional Amount ($)	Value and Unrealized Appreciation (Depreciation) ($)
Long Contracts
NASDAQ 100 E-Mini Index	792	3/2018	USD	101,514,600	806,934
S&P 500 E-Mini Index	3,048	3/2018	USD	407,822,400	3,990,300

					4,797,234

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2017:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Common Stocks
Consumer Discretionary	$790,441,039	$10,610,849	$—	$801,051,888
Consumer Staples	340,506,293	32,233,623	—	372,739,916
Energy	39,436,174	—	—	39,436,174

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA LARGE CAP GROWTH MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Financials	$166,781,668	$—	$—	$166,781,668
Health Care	520,316,160	—	—	520,316,160
Industrials	437,204,121	—	—	437,204,121
Information Technology	1,583,452,090	6,313,829	—	1,589,765,919
Materials	102,789,314	—	—	102,789,314
Real Estate	81,869,781	—	—	81,869,781
Telecommunication Services	28,968,235	—	—	28,968,235
Utilities	8,718,858	—	—	8,718,858
Convertible Bonds
Consumer Discretionary	—	1,110,059	—	1,110,059
Exchange Traded Funds	459,472,781	—	—	459,472,781
Futures	4,797,234	—	—	4,797,234
Short-Term Investments
Investment Company	270,056,888	—	—	270,056,888
Repurchase Agreements	—	164,254,286	—	164,254,286

Total Assets	$4,834,810,636	$214,522,646	$—	$5,049,333,282

Total Liabilities	$—	$—	$—	$—

Total	$4,834,810,636	$214,522,646	$—	$5,049,333,282

There were no transfers between Levels 1, 2 or 3 during the year ended December 31, 2017.

Fair Values of Derivative Instruments as of December 31, 2017:

	Statement of Assets and Liabilities
Derivatives Not Accounted for as Hedging Instrument^	Asset Derivatives	Fair Value
Equity contracts	Receivables, Net assets – Unrealized appreciation	$4,797,234	*

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Portfolio of Investments. Only variation margin is reported within the Statement of Assets & Liabilities.

The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2017:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instrument^	Futures
Equity contracts	$90,707,207

Amount of Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instrument^	Futures
Equity contracts	$2,533,883

^ This Portfolio held futures contracts as a substitute for investing in conventional securities, hedging and in an attempt to enhance returns.

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA LARGE CAP GROWTH MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

The Portfolio held futures contracts with an average notional balance of approximately $465,381,000 during the year ended December 31, 2017.

Investment security transactions for the year ended December 31, 2017 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities (affiliated 19%)*	$838,217,875
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities (affiliated 18%)*	$1,434,164,178

* During the year ended December 31, 2017, the Portfolio engaged in purchases and sales of securities pursuant to Rule 17a-7 of the 1940 Act (amount is percentage of total Purchases and/or Sales).

As of December 31, 2017, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments in securities and derivative instruments, if applicable, for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$2,250,735,868
Aggregate gross unrealized depreciation	(15,187,190)

Net unrealized appreciation	$2,235,548,678

Federal income tax cost of investments in securities and derivative instruments, if applicable	$2,813,784,604

For the year ended December 31, 2017, the Portfolio incurred approximately $36,985 as brokerage commissions with Sanford C. Bernstein & Co., LLC, an affiliated broker/dealer.

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA LARGE CAP GROWTH MANAGED VOLATILITY PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2017

ASSETS
Investments in Securities, at value (x):
Affiliated Issuers (Cost $53,659,907)	$106,705,054
Unaffiliated Issuers (Cost $2,566,302,377)	4,773,576,708
Repurchase Agreements (Cost $164,254,286)	164,254,286
Cash	227,325,037
Cash held as collateral at broker	17,444,200
Receivable for securities sold	3,796,720
Dividends, interest and other receivables	2,887,627
Securities lending income receivable	114,386
Receivable from Separate Accounts for Portfolio shares sold	52,116
Other assets	20,765

Total assets	5,296,176,899

LIABILITIES
Foreign currency overdraft payable	38
Payable for return of collateral on securities loaned	164,254,286
Due to broker for futures variation margin	2,073,087
Investment management fees payable	1,959,261
Payable to Separate Accounts for Portfolio shares redeemed	1,589,549
Distribution fees payable – Class IB	927,880
Payable for securities purchased	743,709
Administrative fees payable	529,473
Distribution fees payable – Class IA	11,964
Trustees’ fees payable	11,637
Accrued expenses	388,196

Total liabilities	172,489,080

NET ASSETS	$5,123,687,819

Net assets were comprised of:
Paid in capital	$2,857,317,023
Accumulated undistributed net investment income (loss)	1,179,521
Accumulated undistributed net realized gain (loss)	71,981
Net unrealized appreciation (depreciation)	2,265,119,294

Net assets	$5,123,687,819

Class IA
Net asset value, offering and redemption price per share, $56,352,312 / 1,699,163 shares outstanding (unlimited amount authorized: $0.01 par value)	$33.16

Class IB
Net asset value, offering and redemption price per share, $4,353,542,778 / 134,776,375 shares outstanding (unlimited amount authorized: $0.01 par value)	$32.30

Class K
Net asset value, offering and redemption price per share, $713,792,729 / 21,518,119 shares outstanding (unlimited amount authorized: $0.01 par value)	$33.17

(x)	Includes value of securities on loan of $166,832,412.

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2017

INVESTMENT INCOME
Dividends ($844,740 of dividend income received from affiliates) (net of $132,885 foreign withholding tax)	$62,827,897
Interest	924,845
Securities lending (net)	929,530

Total income	64,682,272

EXPENSES
Investment management fees	22,338,597
Distribution fees – Class IB	10,348,379
Administrative fees	6,018,040
Printing and mailing expenses	415,543
Custodian fees	272,600
Professional fees	188,602
Distribution fees – Class IA	129,959
Trustees’ fees	113,403
Miscellaneous	120,332

Total expenses	39,945,455

NET INVESTMENT INCOME (LOSS)	24,736,817

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Investments in securities ($365,968 of realized gain (loss) from affiliates)	280,732,598
Futures contracts	90,707,207
Foreign currency transactions	774

Net realized gain (loss)	371,440,579

Change in unrealized appreciation (depreciation) on:
Investments in securities ($20,494,095 of change in unrealized appreciation (depreciation) from affiliates)	847,975,325
Futures contracts	2,533,883
Foreign currency translations	2,616

Net change in unrealized appreciation (depreciation)	850,511,824

NET REALIZED AND UNREALIZED GAIN (LOSS)	1,221,952,403

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$1,246,689,220

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA LARGE CAP GROWTH MANAGED VOLATILITY PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2017	2016
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$24,736,817	$26,419,648
Net realized gain (loss)	371,440,579	236,936,083
Net change in unrealized appreciation (depreciation)	850,511,824	(25,503,428)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	1,246,689,220	237,852,303

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income
Class IA	(249,705)	(261,579)
Class IB	(19,857,000)	(21,411,371)
Class K	(4,733,996)	(5,542,835)

	(24,840,701)	(27,215,785)

Distributions from net realized capital gains
Class IA	(4,131,752)	(1,546,843)
Class IB	(329,950,093)	(129,611,628)
Class K	(52,669,413)	(22,535,948)

	(386,751,258)	(153,694,419)

TOTAL DIVIDENDS AND DISTRIBUTIONS	(411,591,959)	(180,910,204)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 53,887 and 69,059 shares, respectively ]	1,685,288	1,891,566
Capital shares issued in reinvestment of dividends and distributions [ 133,047 and 64,220 shares, respectively ]	4,381,457	1,808,422
Capital shares repurchased [ (164,572) and (207,721) shares, respectively ]	(5,203,874)	(5,705,986)

Total Class IA transactions	862,871	(2,005,998)

Class IB
Capital shares sold [ 1,284,889 and 1,234,669 shares, respectively ]	39,865,982	32,513,314
Capital shares issued in reinvestment of dividends and distributions [ 10,902,445 and 5,494,488 shares, respectively ]	349,807,093	151,022,999
Capital shares repurchased [ (17,679,348) and (19,677,523) shares, respectively ]	(550,460,114)	(527,067,405)

Total Class IB transactions	(160,787,039)	(343,531,092)

Class K
Capital shares sold [ 227,420 and 358,850 shares, respectively ]	6,954,130	9,814,085
Capital shares issued in reinvestment of dividends and distributions [ 1,742,355 and 997,326 shares, respectively ]	57,403,409	28,078,783
Capital shares repurchased [ (4,868,402) and (8,175,034) shares, respectively ]	(152,502,716)	(222,043,549)

Total Class K transactions	(88,145,177)	(184,150,681)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	(248,069,345)	(529,687,771)

TOTAL INCREASE (DECREASE) IN NET ASSETS	587,027,916	(472,745,672)
NET ASSETS:
Beginning of year	4,536,659,903	5,009,405,575

End of year (a)	$5,123,687,819	$4,536,659,903

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$1,179,521	$701,061

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA LARGE CAP GROWTH MANAGED VOLATILITY PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class IA	2017	2016	2015	2014	2013
Net asset value, beginning of year	$27.83	$27.43	$27.67	$24.95	$18.46

Income (loss) from investment operations:
Net investment income (loss) (e)	0.15	0.15	0.08	0.06	0.05
Net realized and unrealized gain (loss)	7.93	1.36	1.01	2.71	6.48

Total from investment operations	8.08	1.51	1.09	2.77	6.53

Less distributions:
Dividends from net investment income	(0.16)	(0.16)	(0.08)	(0.05)	(0.04)
Distributions from net realized gains	(2.59)	(0.95)	(1.25)	—	—

Total dividends and distributions	(2.75)	(1.11)	(1.33)	(0.05)	(0.04)

Net asset value, end of year	$33.16	$27.83	$27.43	$27.67	$24.95

Total return	29.21%	5.48%	4.03%	11.11%	35.36%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$56,352	$46,671	$48,031	$50,676	$13,266
Ratio of expenses to average net assets:
After waivers and reimbursements (f)	0.85%	0.85%	0.84%	0.87%	0.90%
After waivers, reimbursements and fees paid indirectly (f)	0.85%	0.85%	0.84%	0.87%	0.89%
Before waivers, reimbursements and fees paid indirectly (f)	0.85%	0.86%	0.85%	0.87%	0.90%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (f)	0.47%	0.53%	0.27%	0.22%	0.24%
After waivers, reimbursements and fees paid indirectly (f)	0.47%	0.53%	0.27%	0.22%	0.24%
Before waivers, reimbursements and fees paid indirectly (f)	0.47%	0.53%	0.27%	0.22%	0.24%
Portfolio turnover rate^	19%	25%	41%	35%	40%

	Year Ended December 31,
Class IB	2017	2016	2015	2014	2013
Net asset value, beginning of year	$27.17	$26.79	$27.05	$24.40	$18.05

Income (loss) from investment operations:
Net investment income (loss) (e)	0.15	0.14	0.08	0.05	0.05
Net realized and unrealized gain (loss)	7.73	1.35	0.99	2.65	6.34

Total from investment operations	7.88	1.49	1.07	2.70	6.39

Less distributions:
Dividends from net investment income	(0.16)	(0.16)	(0.08)	(0.05)	(0.04)
Distributions from net realized gains	(2.59)	(0.95)	(1.25)	—	—

Total dividends and distributions	(2.75)	(1.11)	(1.33)	(0.05)	(0.04)

Net asset value, end of year	$32.30	$27.17	$26.79	$27.05	$24.40

Total return	29.18%	5.53%	4.05%	11.07%	35.39%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$4,353,543	$3,810,472	$4,104,762	$4,486,130	$4,223,748
Ratio of expenses to average net assets:
After waivers and reimbursements (f)	0.85%	0.85%	0.84%	0.86%	0.90%
After waivers, reimbursements and fees paid indirectly (f)	0.85%	0.85%	0.84%	0.86%	0.89%
Before waivers, reimbursements and fees paid indirectly (f)	0.85%	0.86%	0.85%	0.86%	0.90%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (f)	0.47%	0.53%	0.27%	0.20%	0.22%
After waivers, reimbursements and fees paid indirectly (f)	0.47%	0.53%	0.27%	0.20%	0.22%
Before waivers, reimbursements and fees paid indirectly (f)	0.47%	0.53%	0.27%	0.20%	0.22%
Portfolio turnover rate^	19%	25%	41%	35%	40%

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA LARGE CAP GROWTH MANAGED VOLATILITY PORTFOLIO

FINANCIAL HIGHLIGHTS (Continued)

	Year Ended December 31,
Class K	2017	2016	2015	2014	2013
Net asset value, beginning of year	$27.83	$27.42	$27.67	$24.95	$18.46

Income (loss) from investment operations:
Net investment income (loss) (e)	0.23	0.21	0.15	0.12	0.11
Net realized and unrealized gain (loss)	7.93	1.39	1.01	2.72	6.48

Total from investment operations	8.16	1.60	1.16	2.84	6.59

Less distributions:
Dividends from net investment income	(0.23)	(0.24)	(0.16)	(0.12)	(0.10)
Distributions from net realized gains	(2.59)	(0.95)	(1.25)	—	—

Total dividends and distributions	(2.82)	(1.19)	(1.41)	(0.12)	(0.10)

Net asset value, end of year	$33.17	$27.83	$27.42	$27.67	$24.95

Total return	29.53%	5.79%	4.26%	11.39%	35.70%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$713,793	$679,517	$856,613	$1,112,125	$1,154,919
Ratio of expenses to average net assets:
After waivers and reimbursements (f)	0.60%	0.60%	0.59%	0.61%	0.65%
After waivers, reimbursements and fees paid indirectly (f)	0.60%	0.60%	0.59%	0.61%	0.64%
Before waivers, reimbursements and fees paid indirectly (f)	0.60%	0.61%	0.60%	0.61%	0.65%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (f)	0.72%	0.78%	0.52%	0.45%	0.49%
After waivers, reimbursements and fees paid indirectly (f)	0.72%	0.78%	0.52%	0.45%	0.49%
Before waivers, reimbursements and fees paid indirectly (f)	0.72%	0.77%	0.51%	0.45%	0.49%
Portfolio turnover rate^	19%	25%	41%	35%	40%
^	Portfolio turnover rate excludes derivatives, if any.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.

See Notes to Financial Statements.

AXA LARGE CAP VALUE MANAGED VOLATILITY PORTFOLIO (Unaudited)

INVESTMENT MANAGER

➢	AXA Equitable Funds Management Group, LLC

INVESTMENT SUB-ADVISERS

➢	AllianceBernstein L.P.

➢	BlackRock Investment Management, LLC

➢	MFS Investment Management.

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/17
	1 Year	5 Years	10 Years/ Since Incept.
Portfolio – Class IA Shares	13.90%	13.39%	4.84%
Portfolio – Class IB Shares	13.87	13.38	4.71
Portfolio – Class K Shares*	14.16	13.68	14.12
Volatility Managed Index – Large Cap Value	17.70	15.05	9.56
Russell 1000® Value Index	13.66	14.04	7.10
* Date of inception 8/26/11. Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned 13.87% for the year ended December 31, 2017. This compares to the returns of the following benchmarks over the same period: the Volatility Managed Index — Large Cap Value and the Russell 1000® Value Index, which returned 17.70% and 13.66%, respectively.

The following commentary describes key factors (such as stock selection and sector allocation decisions) that helped or hurt the Portfolio’s performance relative to the Russell 1000 Value Index.

Portfolio Highlights

What helped performance during the year:

•

Stock selection in the industrials sector contributed to performance relative to the benchmark. Within this sector, underweighting diversified industrial conglomerate General Electric Co. aided relative results.

•	An underweight position in the Energy sector boosted relative returns, led by an underweight position in integrated oil and gas company Exxon Mobil Corp.

•	Overweighting the information technology sector and underweighting the real estate sector also added to relative performance.

•	Additionally, underweighting telecommunication services provider AT&T bolstered relative returns, as earnings results revealed an increasingly competitive U.S. telecom sector.

What hurt performance during the year:

•	Consumer staples stock selection was a detractor from relative performance, led by overweighting holding The Kroger Co.

•	Within the energy sector, overweight positions in Apache Corp., Devon Energy Corp., and Gulfport Energy Corp. detracted from relative results.

•	An underweight position in Walmart Stores, Inc. detracted from relative results.

•	Utilities stock selection was also a detractor from performance.

How did derivatives contribute/detract from performance during the year?

•

The Portfolio maintains, or may invest in other portfolios that maintain, exposure to exchange-traded index futures, for purposes of liquidity and/or to adjust the Portfolio’s equity exposure during periods of high market volatility. The derivatives are typically offset by a roughly equal allocation to cash and cash equivalents, and had a minimal impact on performance relative to the index.

AXA LARGE CAP VALUE MANAGED VOLATILITY PORTFOLIO (Unaudited)

Sector Weightings as of December 31, 2017	% of Net Assets
Financials	23.1%
Health Care	12.4
Information Technology	9.5
Energy	8.7
Consumer Staples	7.7
Industrials	7.5
Consumer Discretionary	6.3
Utilities	4.6
Investment Company	4.1
Exchange Traded Fund	2.9
Real Estate	2.9
Materials	2.7
Telecommunication Services	2.5
Repurchase Agreements	1.0
Cash and Other	4.1

100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees (in the case of Class IA and Class IB shares of the Portfolio), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2017 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/17	Ending Account Value 12/31/17	Expenses Paid During Period* 7/1/17 - 12/31/17
Class IA
Actual	$1,000.00	$1,088.24	$4.46
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.93	4.32
Class IB
Actual	1,000.00	1,088.48	4.46
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.93	4.32
Class K
Actual	1,000.00	1,090.16	3.15
Hypothetical (5% average annual return before expenses)	1,000.00	1,022.19	3.05

*  Expenses are equal to the Portfolio’s Class IA, Class IB and Class K shares annualized expense ratios of 0.85%, 0.85% and 0.60%, respectively, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

EQ ADVISORS TRUST

AXA LARGE CAP VALUE MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2017

	Number of Shares	Value (Note 1)

COMMON STOCKS:
Consumer Discretionary (6.3%)
Auto Components (0.5%)
Adient plc (x)	21,644	$1,703,383
Aptiv plc	48,102	4,080,493
BorgWarner, Inc.	43,700	2,232,633
Delphi Technologies plc*	16,034	841,304
Gentex Corp.	23,002	481,892
Goodyear Tire & Rubber Co. (The)	57,900	1,870,749
Lear Corp.	56,346	9,954,084
Magna International, Inc.	96,230	5,453,354

		26,617,892

Automobiles (0.5%)
Ford Motor Co.	898,320	11,220,017
General Motors Co.	338,817	13,888,108
Harley-Davidson, Inc. (x)	25,960	1,320,845

		26,428,970

Distributors (0.1%)
Genuine Parts Co.	20,662	1,963,097
LKQ Corp.*	60,600	2,464,602

		4,427,699

Diversified Consumer Services (0.0%)
Graham Holdings Co., Class B	1,026	572,867
H&R Block, Inc.	40,300	1,056,666

		1,629,533

Hotels, Restaurants & Leisure (0.5%)
Aramark	32,130	1,373,236
Carnival Corp.	104,317	6,923,518
Extended Stay America, Inc.	19,200	364,800
Hilton Worldwide Holdings, Inc.	6,066	484,431
Hyatt Hotels Corp., Class A*	10,692	786,290
International Game Technology plc	24,800	657,448
Marriott International, Inc., Class A	5,160	700,367
McDonald’s Corp.	23,688	4,077,179
MGM Resorts International	108,262	3,614,868
Norwegian Cruise Line Holdings Ltd.*	42,682	2,272,817
Royal Caribbean Cruises Ltd.	39,586	4,721,818
Yum Brands, Inc.	10,253	836,747
Yum China Holdings, Inc.	11,500	460,230

		27,273,749

Household Durables (0.4%)
CalAtlantic Group, Inc.	18,500	1,043,215
DR Horton, Inc.	35,465	1,811,198
Garmin Ltd.	27,812	1,656,761
Leggett & Platt, Inc.	5,900	281,607
Lennar Corp., Class A	46,986	2,971,394
Lennar Corp., Class B	3,285	169,769
Mohawk Industries, Inc.*	13,387	3,693,473
Newell Brands, Inc.	156,930	4,849,137
PulteGroup, Inc.	46,100	1,532,825
Tempur Sealy International, Inc. (x)*	6,500	407,485
Toll Brothers, Inc.	18,560	891,251

Whirlpool Corp.	15,172	2,558,606

		21,866,721

Internet & Direct Marketing Retail (0.1%)
Amazon.com, Inc.*	880	1,029,134
Liberty Expedia Holdings, Inc., Class A*	10,100	447,733
Liberty Interactive Corp. QVC Group, Class A*	41,511	1,013,699
Liberty Ventures*	18,300	992,592
Priceline Group, Inc. (The)*	773	1,343,272
TripAdvisor, Inc. (x)*	13,400	461,764

		5,288,194

Leisure Products (0.1%)
Brunswick Corp.	3,800	209,836
Hasbro, Inc.	16,453	1,495,413
Mattel, Inc. (x)	63,900	982,782

		2,688,031

Media (2.5%)
Charter Communications, Inc., Class A*	19,770	6,641,929
Cinemark Holdings, Inc.	24,400	849,608
Comcast Corp., Class A	785,841	31,472,933
Discovery Communications, Inc., Class A (x)*	34,800	778,824
Discovery Communications, Inc., Class C*	47,000	994,990
DISH Network Corp., Class A*	11,600	553,900
Interpublic Group of Cos., Inc. (The)	481,470	9,706,435
John Wiley & Sons, Inc., Class A	10,112	664,864
Liberty Broadband Corp., Class A*	5,914	502,986
Liberty Broadband Corp., Class C*	23,928	2,037,708
Liberty Media Corp.-Liberty Formula One, Class A (x)*	5,600	183,232
Liberty Media Corp.-Liberty Formula One, Class C (x)*	42,900	1,465,464
Liberty Media Corp.-Liberty SiriusXM, Class A*	20,456	811,285
Liberty Media Corp.-Liberty SiriusXM, Class C*	41,112	1,630,502
Lions Gate Entertainment Corp., Class A*	4,200	142,002
Lions Gate Entertainment Corp., Class B*	8,300	263,442
Madison Square Garden Co. (The), Class A*	3,900	822,315
News Corp., Class A	87,632	1,420,515
News Corp., Class B	27,900	463,140
Omnicom Group, Inc.	76,998	5,607,764
Regal Entertainment Group, Class A	19,000	437,190
Scripps Networks Interactive, Inc., Class A	9,200	785,496
Sirius XM Holdings, Inc. (x)	17,400	93,264
TEGNA, Inc.	49,338	694,679
Time Warner, Inc.	187,932	17,190,140

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA LARGE CAP VALUE MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

	Number of Shares	Value (Note 1)

Tribune Media Co., Class A	16,600	$705,002
Twenty-First Century Fox, Inc., Class A	436,688	15,078,837
Twenty-First Century Fox, Inc., Class B	95,900	3,272,108
Viacom, Inc., Class A (x)	2,300	80,270
Viacom, Inc., Class B	80,900	2,492,529
Walt Disney Co. (The)	125,706	13,514,652

		121,358,005

Multiline Retail (0.3%)
Dollar General Corp.	39,200	3,645,992
Dollar Tree, Inc.*	2,800	300,468
Kohl’s Corp.	39,086	2,119,634
Macy’s, Inc.	70,236	1,769,245
Target Corp.	143,098	9,337,144

		17,172,483

Specialty Retail (1.0%)
Advance Auto Parts, Inc.	17,599	1,754,444
AutoNation, Inc. (x)*	14,700	754,551
AutoZone, Inc.*	1,000	711,370
Bed Bath & Beyond, Inc.	31,900	701,481
Best Buy Co., Inc.	60,861	4,167,153
Burlington Stores, Inc.*	6,800	836,604
Dick’s Sporting Goods, Inc.	4,200	120,708
Foot Locker, Inc.	27,905	1,308,186
GameStop Corp., Class A (x)	22,796	409,188
Gap, Inc. (The)	102,298	3,484,270
Home Depot, Inc. (The)	47,150	8,936,340
L Brands, Inc.	46,400	2,794,208
Lowe’s Cos., Inc.	20,437	1,899,415
Michaels Cos., Inc. (The)*	199,231	4,819,398
Murphy USA, Inc.*	7,730	621,183
Penske Automotive Group, Inc.	8,100	387,585
Ross Stores, Inc.	9,665	775,616
Sally Beauty Holdings, Inc.*	19,700	369,572
Signet Jewelers Ltd. (x)	68,255	3,859,820
Tiffany & Co.	24,900	2,588,355
TJX Cos., Inc. (The)	18,195	1,391,190
Urban Outfitters, Inc.*	19,800	694,188
Williams-Sonoma, Inc. (x)	16,000	827,200

		44,212,025

Textiles, Apparel & Luxury Goods (0.3%)
Hanesbrands, Inc.	102,403	2,141,247
Michael Kors Holdings Ltd.*	30,600	1,926,270
NIKE, Inc., Class B	49,741	3,111,300
PVH Corp.	17,882	2,453,589
Ralph Lauren Corp. (x)	12,800	1,327,232
Skechers U.S.A., Inc., Class A*	17,100	647,064
Tapestry, Inc.	53,900	2,383,997
Under Armour, Inc., Class A (x)*	11,400	164,502
Under Armour, Inc., Class C (x)*	11,600	154,512
VF Corp.	27,315	2,021,310

		16,331,023

Total Consumer Discretionary		315,294,325

Consumer Staples (7.7%)
Beverages (0.8%)
Brown-Forman Corp., Class A	700	47,068
Brown-Forman Corp., Class B	2,300	157,941
Coca-Cola Co. (The)	223,400	10,249,592
Diageo plc	155,484	5,720,503
Molson Coors Brewing Co., Class B	39,822	3,268,192
PepsiCo, Inc.	153,938	18,460,245

		37,903,541

Food & Staples Retailing (1.7%)
Casey’s General Stores, Inc. (x)	8,800	985,072
CVS Health Corp.	263,128	19,076,780
Kroger Co. (The)	233,445	6,408,065
Rite Aid Corp. (x)*	129,300	254,721
US Foods Holding Corp.*	40,000	1,277,200
Walgreens Boots Alliance, Inc.	269,853	19,596,725
Wal-Mart Stores, Inc.	373,433	36,876,509

		84,475,072

Food Products (2.1%)
Archer-Daniels-Midland Co.	175,979	7,053,238
Bunge Ltd.	32,314	2,167,623
Campbell Soup Co.	14,100	678,351
Conagra Brands, Inc.	91,420	3,443,791
Danone SA	27,551	2,312,342
Flowers Foods, Inc.	40,600	783,986
General Mills, Inc.	324,783	19,256,383
Hain Celestial Group, Inc. (The)*	23,400	991,926
Hershey Co. (The)	3,300	374,583
Hormel Foods Corp.	62,000	2,256,180
Ingredion, Inc.	16,456	2,300,549
JM Smucker Co. (The)	80,698	10,025,920
Kellogg Co. (x)	89,723	6,099,370
Kraft Heinz Co. (The)	138,600	10,777,536
Lamb Weston Holdings, Inc.	25,906	1,462,394
Mondelez International, Inc., Class A	338,302	14,479,325
Nestle SA (Registered)	90,526	7,784,985
Pilgrim’s Pride Corp.*	1,300	40,378
Pinnacle Foods, Inc.	27,181	1,616,454
Post Holdings, Inc.*	14,900	1,180,527
Seaboard Corp.	100	441,000
TreeHouse Foods, Inc.*	8,900	440,194
Tyson Foods, Inc., Class A	177,256	14,370,144

		110,337,179

Household Products (1.6%)
Clorox Co. (The)	4,377	651,035
Colgate-Palmolive Co.	187,000	14,109,150
Kimberly-Clark Corp.	22,243	2,683,840
Procter & Gamble Co. (The)#	660,300	60,668,365
Reckitt Benckiser Group plc	28,004	2,616,046

		80,728,436

Personal Products (0.1%)
Coty, Inc., Class A	203,863	4,054,836
Edgewell Personal Care Co.*	13,173	782,344
Nu Skin Enterprises, Inc., Class A	8,600	586,778

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA LARGE CAP VALUE MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

	Number of Shares	Value (Note 1)

Unilever NV (NYRS)	22,297	$1,255,767

		6,679,725

Tobacco (1.4%)
Altria Group, Inc.	28,692	2,048,896
British American Tobacco plc (ADR)	83,865	5,618,116
Philip Morris International, Inc.	578,628	61,132,048

		68,799,060

Total Consumer Staples		388,923,013

Energy (8.7%)
Energy Equipment & Services (1.0%)
Baker Hughes a GE Co.	97,991	3,100,435
Halliburton Co.	64,600	3,157,002
Helmerich & Payne, Inc. (x)	24,383	1,576,117
Nabors Industries Ltd.	63,825	435,925
National Oilwell Varco, Inc.	87,605	3,155,532
Oceaneering International, Inc.	22,500	475,650
Patterson-UTI Energy, Inc.	47,849	1,101,005
RPC, Inc. (x)	167,688	4,281,075
Schlumberger Ltd.	440,054	29,655,239
Transocean Ltd. (x)*	90,300	964,404
Weatherford International plc (x)*	203,100	846,927

		48,749,311

Oil, Gas & Consumable Fuels (7.7%)
Anadarko Petroleum Corp.	129,206	6,930,610
Andeavor	35,933	4,108,579
Antero Resources Corp.*	26,900	511,100
Apache Corp.	83,176	3,511,691
Cabot Oil & Gas Corp.	31,200	892,320
Canadian Natural Resources Ltd.	159,520	5,698,054
Centennial Resource Development, Inc., Class A (x)*	31,200	617,760
Cheniere Energy, Inc.*	15,900	856,056
Chesapeake Energy Corp. (x)*	194,083	768,569
Chevron Corp.	471,242	58,994,786
Cimarex Energy Co.	1,472	179,599
CNX Resources Corp.*	52,330	765,588
Concho Resources, Inc.*	34,000	5,107,480
ConocoPhillips	527,080	28,931,421
CONSOL Energy, Inc.*	6,491	256,459
Continental Resources, Inc.*	11,200	593,264
Devon Energy Corp.	524,791	21,726,348
Diamondback Energy, Inc. (x)*	17,500	2,209,375
Energen Corp.*	22,288	1,283,120
EOG Resources, Inc.	249,049	26,874,878
EQT Corp.	46,802	2,663,970
Extraction Oil & Gas, Inc. (x)*	27,659	395,800
Exxon Mobil Corp.#	1,042,133	87,164,004
Gulfport Energy Corp.*	32,968	420,672
Hess Corp.	159,668	7,579,440
HollyFrontier Corp.	40,692	2,084,244
Kinder Morgan, Inc.	443,718	8,017,984
Kosmos Energy Ltd.*	53,000	363,050
Marathon Oil Corp.	430,004	7,279,968
Marathon Petroleum Corp.	291,926	19,261,277

Murphy Oil Corp. (x)	37,522	1,165,058
Noble Energy, Inc.	110,894	3,231,451
Occidental Petroleum Corp.	227,601	16,765,090
Parsley Energy, Inc., Class A*	18,100	532,864
PBF Energy, Inc., Class A (x)	25,118	890,433
Phillips 66	100,519	10,167,497
Pioneer Natural Resources Co.	39,000	6,741,150
QEP Resources, Inc.*	55,103	527,336
Range Resources Corp.	52,537	896,281
Royal Dutch Shell plc (ADR), Class A	173,610	11,581,523
RSP Permian, Inc.*	15,000	610,200
SM Energy Co.	25,400	560,832
Southwestern Energy Co.*	116,200	648,396
Suncor Energy, Inc.	164,081	6,025,054
Targa Resources Corp.	48,800	2,362,896
Valero Energy Corp. (x)	161,712	14,862,950
Whiting Petroleum Corp.*	20,687	547,792
Williams Cos., Inc. (The)	162,810	4,964,077
World Fuel Services Corp.	15,590	438,703
WPX Energy, Inc.*	91,103	1,281,819

		390,848,868

Total Energy		439,598,179

Financials (23.1%)
Banks (11.2%)
Associated Banc-Corp.	34,784	883,514
Bank of America Corp.	3,121,637	92,150,723
Bank of Hawaii Corp.	9,728	833,690
Bank of the Ozarks, Inc.	14,928	723,262
BankUnited, Inc.	23,908	973,534
BB&T Corp.	186,790	9,287,199
BOK Financial Corp. (x)	5,744	530,286
CIT Group, Inc.	31,108	1,531,447
Citigroup, Inc.	1,072,652	79,816,034
Citizens Financial Group, Inc.	115,462	4,847,095
Comerica, Inc.	96,851	8,407,635
Commerce Bancshares, Inc. (x)	22,110	1,234,622
Cullen/Frost Bankers, Inc.	13,067	1,236,792
East West Bancorp, Inc.	31,029	1,887,494
Fifth Third Bancorp	173,024	5,249,548
First Hawaiian, Inc.	12,188	355,646
First Horizon National Corp.	54,492	1,089,295
First Republic Bank	7,113	616,270
FNB Corp.	73,900	1,021,298
Huntington Bancshares, Inc.	248,801	3,622,543
JPMorgan Chase & Co.	1,388,985	148,538,055
KeyCorp	251,534	5,073,441
M&T Bank Corp.	33,371	5,706,107
PacWest Bancorp	29,700	1,496,880
People’s United Financial, Inc.	78,748	1,472,588
Pinnacle Financial Partners, Inc.	11,500	762,450
PNC Financial Services Group, Inc. (The)	161,342	23,280,037
Popular, Inc.	23,140	821,239
Prosperity Bancshares, Inc.	15,300	1,072,071
Regions Financial Corp. (x)	649,350	11,220,768
Signature Bank*	5,117	702,359
SunTrust Banks, Inc.	111,357	7,192,549
SVB Financial Group*	3,150	736,376
Synovus Financial Corp.	27,820	1,333,691

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA LARGE CAP VALUE MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

	Number of Shares	Value (Note 1)

TCF Financial Corp.	36,536	$748,988
US Bancorp	560,963	30,056,398
Webster Financial Corp. (x)	21,100	1,184,976
Wells Fargo & Co.	1,788,337	108,498,405
Western Alliance Bancorp*	9,700	549,214
Zions Bancorp	46,114	2,343,975

		569,088,494

Capital Markets (3.8%)
Affiliated Managers Group, Inc.	13,000	2,668,250
Ameriprise Financial, Inc.	3,463	586,875
Bank of New York Mellon Corp. (The)	328,594	17,698,073
BGC Partners, Inc., Class A	39,200	592,312
BlackRock, Inc.	39,405	20,242,743
Charles Schwab Corp. (The)	55,966	2,874,973
CME Group, Inc.	78,208	11,422,278
E*TRADE Financial Corp.*	132,711	6,578,484
Federated Investors, Inc., Class B	15,800	570,064
Franklin Resources, Inc.	118,061	5,115,583
Goldman Sachs Group, Inc. (The)	158,512	40,382,517
Interactive Brokers Group, Inc., Class A	15,894	941,084
Intercontinental Exchange, Inc.	70,515	4,975,538
Invesco Ltd.	78,907	2,883,262
Lazard Ltd., Class A	2,700	141,750
Legg Mason, Inc.	14,715	617,736
Moody’s Corp.	20,831	3,074,864
Morgan Stanley (x)	533,755	28,006,125
Morningstar, Inc.	300	29,091
Nasdaq, Inc.	181,309	13,929,970
Northern Trust Corp.	48,154	4,810,103
Raymond James Financial, Inc.	21,930	1,958,349
State Street Corp.	129,219	12,613,067
T. Rowe Price Group, Inc.	67,751	7,109,112
TD Ameritrade Holding Corp.	6,353	324,829

		190,147,032

Consumer Finance (1.7%)
Ally Financial, Inc.	103,900	3,029,724
American Express Co.	242,583	24,090,917
Capital One Financial Corp.	233,408	23,242,769
Credit Acceptance Corp. (x)*	300	97,044
Discover Financial Services	152,537	11,733,146
Navient Corp.	62,593	833,739
OneMain Holdings, Inc.*	117,394	3,051,070
Santander Consumer USA Holdings, Inc.	33,995	632,987
SLM Corp.*	437,619	4,945,095
Synchrony Financial	385,005	14,865,043

		86,521,534

Diversified Financial Services (1.8%)
Berkshire Hathaway, Inc., Class B#*	444,021	88,013,843
Leucadia National Corp.	56,805	1,504,764
Voya Financial, Inc.	38,961	1,927,401

		91,446,008

Insurance (4.4%)
Aflac, Inc.	89,590	7,864,210
Alleghany Corp.*	3,434	2,046,973
Allstate Corp. (The)	127,755	13,377,226
American Financial Group, Inc.	16,225	1,761,062
American International Group, Inc.	421,452	25,110,111
American National Insurance Co.	1,679	215,332
Aon plc	60,224	8,070,016
Arch Capital Group Ltd.*	25,464	2,311,367
Arthur J Gallagher & Co	12,800	809,984
Aspen Insurance Holdings Ltd.	9,324	378,554
Assurant, Inc.	9,969	1,005,274
Assured Guaranty Ltd.	26,992	914,219
Athene Holding Ltd., Class A*	24,624	1,273,307
Axis Capital Holdings Ltd.	18,794	944,586
Brighthouse Financial, Inc.*	19,196	1,125,653
Brown & Brown, Inc. (x)	26,962	1,387,465
Chubb Ltd.	170,099	24,856,567
Cincinnati Financial Corp.	35,421	2,655,512
CNA Financial Corp.	6,222	330,077
Erie Indemnity Co., Class A	1,500	182,760
Everest Re Group Ltd.	15,375	3,401,873
First American Financial Corp.	85,604	4,797,248
FNF Group	198,729	7,798,126
Hanover Insurance Group, Inc. (The)	9,801	1,059,292
Hartford Financial Services Group, Inc. (The)	215,418	12,123,725
Lincoln National Corp.	115,621	8,887,786
Loews Corp.	64,040	3,203,921
Markel Corp.*	3,149	3,587,120
Mercury General Corp.	6,241	333,519
MetLife, Inc.	325,460	16,455,258
Old Republic International Corp.	56,091	1,199,226
Principal Financial Group, Inc.	61,397	4,332,172
ProAssurance Corp.	12,070	689,801
Prudential Financial, Inc.	154,681	17,785,221
Reinsurance Group of America, Inc.	14,845	2,314,781
RenaissanceRe Holdings Ltd.	8,536	1,072,036
Torchmark Corp.	26,521	2,405,720
Travelers Cos., Inc. (The)	133,336	18,085,695
Unum Group	51,953	2,851,700
Validus Holdings Ltd.	17,678	829,452
White Mountains Insurance Group Ltd.	996	847,875
Willis Towers Watson plc	29,200	4,400,148
WR Berkley Corp.	21,854	1,565,839
XL Group Ltd.	131,383	4,619,426

		221,267,215

Mortgage Real Estate Investment Trusts (REITs) (0.2%)
AGNC Investment Corp. (REIT)	87,348	1,763,556
Annaly Capital Management, Inc. (REIT)	263,180	3,129,210
Chimera Investment Corp. (REIT)	43,056	795,675

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA LARGE CAP VALUE MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

	Number of Shares	Value (Note 1)

MFA Financial, Inc. (REIT)	90,757	$718,795
New Residential Investment Corp. (REIT)	70,600	1,262,328
Starwood Property Trust, Inc. (REIT)	58,636	1,251,879
Two Harbors Investment Corp. (REIT)	39,780	646,823

		9,568,266

Thrifts & Mortgage Finance (0.0%)
New York Community Bancorp, Inc.	109,438	1,424,883
TFS Financial Corp.	11,996	179,220

		1,604,103

Total Financials		1,169,642,652

Health Care (12.4%)
Biotechnology (1.2%)
AbbVie, Inc.	69,038	6,676,665
Agios Pharmaceuticals, Inc. (x)*	700	40,019
Alexion Pharmaceuticals, Inc.*	9,700	1,160,023
Alnylam Pharmaceuticals, Inc.*	2,600	330,330
Amgen, Inc.	141,593	24,623,023
Biogen, Inc.*	3,000	955,710
Gilead Sciences, Inc.	351,336	25,169,710
Intrexon Corp. (x)*	3,700	42,624
Juno Therapeutics, Inc.*	14,600	667,366
OPKO Health, Inc. (x)*	67,800	332,220
United Therapeutics Corp.*	9,900	1,464,705
Vertex Pharmaceuticals, Inc.*	6,202	929,432

		62,391,827

Health Care Equipment & Supplies (3.0%)
Abbott Laboratories	507,896	28,985,625
Baxter International, Inc.	332,801	21,512,257
Cooper Cos., Inc. (The)	2,464	536,856
Danaher Corp.	204,955	19,023,923
DENTSPLY SIRONA, Inc.	51,887	3,415,721
Hill-Rom Holdings, Inc.	965	81,340
Hologic, Inc.*	27,700	1,184,175
Intuitive Surgical, Inc.*	2,579	941,180
Koninklijke Philips NV (NYRS)	143,762	5,434,204
Medtronic plc	493,828	39,876,611
STERIS plc	19,300	1,688,171
Teleflex, Inc.	8,698	2,164,236
Zimmer Biomet Holdings, Inc. (x)	188,494	22,745,571

		147,589,870

Health Care Providers & Services (2.1%)
Acadia Healthcare Co., Inc. (x)*	18,000	587,340
Aetna, Inc.	87,255	15,739,929
Anthem, Inc.	67,844	15,265,578
Brookdale Senior Living, Inc.*	42,300	410,310
Cardinal Health, Inc.	72,842	4,463,029
Centene Corp.*	34,285	3,458,671
Cigna Corp.	55,308	11,232,502
DaVita, Inc.*	55,874	4,036,897
Envision Healthcare Corp.*	26,739	924,100
Express Scripts Holding Co.*	158,896	11,859,997
HCA Healthcare, Inc.*	63,329	5,562,819

Humana, Inc.	5,639	1,398,867
Laboratory Corp. of America Holdings*	23,564	3,758,694
LifePoint Health, Inc.*	7,081	352,634
McKesson Corp.	107,268	16,728,445
MEDNAX, Inc.*	20,906	1,117,217
Patterson Cos., Inc.	17,200	621,436
Premier, Inc., Class A*	8,300	242,277
Quest Diagnostics, Inc.	37,710	3,714,058
UnitedHealth Group, Inc.	18,903	4,167,355
Universal Health Services, Inc., Class B	19,938	2,259,972
WellCare Health Plans, Inc.*	800	160,888

		108,063,015

Life Sciences Tools & Services (0.5%)
Agilent Technologies, Inc.	56,220	3,765,053
Bio-Rad Laboratories, Inc., Class A*	4,883	1,165,426
Bruker Corp.	15,300	525,096
IQVIA Holdings, Inc.*	10,666	1,044,201
PerkinElmer, Inc.	20,404	1,491,940
QIAGEN NV*	34,853	1,078,003
Thermo Fisher Scientific, Inc.	88,741	16,850,142

		25,919,861

Pharmaceuticals (5.6%)
Akorn, Inc.*	1,000	32,230
Allergan plc	77,437	12,667,144
Bristol-Myers Squibb Co.	234,120	14,346,874
Endo International plc*	51,200	396,800
Johnson & Johnson#	700,140	97,823,562
Mallinckrodt plc (x)*	137,011	3,090,968
Merck & Co., Inc.	663,516	37,336,045
Mylan NV*	122,900	5,199,899
Novartis AG (Registered)	13,244	1,119,920
Novartis AG (ADR)	135,893	11,409,576
Perrigo Co. plc	30,900	2,693,244
Pfizer, Inc.#	2,414,137	87,440,043
Roche Holding AG	3,799	961,007
Teva Pharmaceutical Industries Ltd. (ADR) (x)	168,052	3,184,585

		277,701,897

Total Health Care		621,666,470

Industrials (7.5%)
Aerospace & Defense (1.8%)
Arconic, Inc.	89,961	2,451,437
Boeing Co. (The)	24,993	7,370,686
General Dynamics Corp.	35,408	7,203,758
Hexcel Corp.	6,800	420,580
Huntington Ingalls Industries, Inc.	1,700	400,690
L3 Technologies, Inc.	17,868	3,535,184
Lockheed Martin Corp.	15,451	4,960,544
Northrop Grumman Corp.	22,512	6,909,158
Orbital ATK, Inc.	13,209	1,736,984
Raytheon Co.	78,164	14,683,106
Spirit AeroSystems Holdings, Inc., Class A	27,773	2,423,194
Teledyne Technologies, Inc.*	8,000	1,449,200

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA LARGE CAP VALUE MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

	Number of Shares	Value (Note 1)

Textron, Inc.	61,107	$3,458,045
United Technologies Corp.	225,492	28,766,014

		85,768,580

Air Freight & Logistics (0.1%)
Expeditors International of Washington, Inc.	12,200	789,218
United Parcel Service, Inc., Class B	28,233	3,363,962
XPO Logistics, Inc. (x)*	7,100	650,289

		4,803,469

Airlines (0.5%)
Alaska Air Group, Inc.	4,900	360,199
American Airlines Group, Inc.	57,600	2,996,928
Copa Holdings SA, Class A	6,700	898,202
Delta Air Lines, Inc.	176,014	9,856,784
JetBlue Airways Corp.*	286,794	6,406,978
Spirit Airlines, Inc.*	15,900	713,115
United Continental Holdings, Inc.*	63,600	4,286,640

		25,518,846

Building Products (0.4%)
Fortune Brands Home & Security, Inc.	2,400	164,256
Johnson Controls International plc	442,316	16,856,663
Lennox International, Inc.	700	145,782
Masco Corp.	25,800	1,133,652
Owens Corning	25,537	2,347,872
USG Corp.*	19,800	763,488

		21,411,713

Commercial Services & Supplies (0.1%)
Clean Harbors, Inc.*	3,500	189,700
Pitney Bowes, Inc.	42,800	478,504
Republic Services, Inc.	52,965	3,580,964
Stericycle, Inc.*	19,000	1,291,810
Waste Management, Inc.	17,761	1,532,774

		7,073,752

Construction & Engineering (0.1%)
AECOM*	35,664	1,324,918
Fluor Corp.	32,105	1,658,223
Jacobs Engineering Group, Inc.	27,485	1,812,911
Quanta Services, Inc.*	25,355	991,634
Valmont Industries, Inc.	5,100	845,835

		6,633,521

Electrical Equipment (0.8%)
ABB Ltd. (ADR)	254,069	6,814,131
Acuity Brands, Inc.	3,100	545,600
AMETEK, Inc.	43,700	3,166,939
Eaton Corp. plc	223,720	17,676,116
Emerson Electric Co.	144,061	10,039,611
Hubbell, Inc.	4,546	615,256
Regal Beloit Corp.	10,193	780,784
Rockwell Automation, Inc.	3,206	629,498
Sensata Technologies Holding NV (x)*	19,200	981,312

		41,249,247

Industrial Conglomerates (1.4%)
3M Co.	41,964	9,877,067
Carlisle Cos., Inc.	14,278	1,622,695
General Electric Co.#	2,033,687	35,487,837
Honeywell International, Inc.	145,097	22,252,076
Roper Technologies, Inc.	1,300	336,700

		69,576,375

Machinery (1.2%)
AGCO Corp.	15,351	1,096,522
Caterpillar, Inc.	12,361	1,947,846
Colfax Corp.*	20,300	804,286
Crane Co.	11,474	1,023,710
Cummins, Inc.	24,800	4,380,672
Donaldson Co., Inc.	2,254	110,333
Dover Corp.	31,839	3,215,421
Flowserve Corp.	30,000	1,263,900
Fortive Corp.	6,734	487,205
IDEX Corp.	1,255	165,622
Illinois Tool Works, Inc.	41,663	6,951,472
Ingersoll-Rand plc	59,164	5,276,837
ITT, Inc.	20,400	1,088,748
Oshkosh Corp.	66,484	6,042,731
PACCAR, Inc.	78,976	5,613,614
Parker-Hannifin Corp.	4,138	825,862
Pentair plc	38,193	2,697,190
Snap-on, Inc.	11,500	2,004,450
Stanley Black & Decker, Inc.	50,223	8,522,341
Terex Corp.	19,003	916,325
Timken Co. (The)	15,839	778,487
Trinity Industries, Inc.	34,498	1,292,295
Wabtec Corp. (x)	13,400	1,091,162
Xylem, Inc.	19,717	1,344,699

		58,941,730

Marine (0.0%)
Kirby Corp.*	12,200	814,960

Professional Services (0.3%)
Dun & Bradstreet Corp. (The)	5,152	610,048
Equifax, Inc.	21,304	2,512,168
IHS Markit Ltd.*	38,000	1,715,700
ManpowerGroup, Inc.	15,408	1,943,103
Nielsen Holdings plc	212,976	7,752,326

		14,533,345

Road & Rail (0.7%)
AMERCO	1,203	454,626
Canadian National Railway Co.	29,098	2,400,585
CSX Corp.	43,637	2,400,471
Genesee & Wyoming, Inc., Class A*	14,039	1,105,290
Kansas City Southern	24,400	2,567,368
Norfolk Southern Corp.	97,961	14,194,549
Old Dominion Freight Line, Inc.	5,300	697,215
Ryder System, Inc.	12,058	1,014,922
Union Pacific Corp.	77,189	10,351,045

		35,186,071

Trading Companies & Distributors (0.1%)
Air Lease Corp.	20,849	1,002,628
HD Supply Holdings, Inc.*	23,758	951,033

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA LARGE CAP VALUE MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

	Number of Shares	Value (Note 1)

MSC Industrial Direct Co., Inc., Class A	6,000	$579,960
WESCO International, Inc.*	11,164	760,827
WW Grainger, Inc.	700	165,375

		3,459,823

Transportation Infrastructure (0.0%)
Macquarie Infrastructure Corp.	17,900	1,149,180

Total Industrials		376,120,612

Information Technology (9.5%)
Communications Equipment (1.7%)
ARRIS International plc*	40,700	1,045,583
Cisco Systems, Inc.	1,851,709	70,920,454
CommScope Holding Co., Inc. (x)*	21,700	820,911
EchoStar Corp., Class A*	10,783	645,902
Harris Corp.	20,914	2,962,468
Juniper Networks, Inc.	86,029	2,451,827
Motorola Solutions, Inc.	34,100	3,080,594
Nokia OYJ (ADR)	1,102,332	5,136,867

		87,064,606

Electronic Equipment, Instruments & Components (0.3%)
Amphenol Corp., Class A	7,610	668,158
Arrow Electronics, Inc.*	20,308	1,632,966
Avnet, Inc.	28,582	1,132,419
Corning, Inc.	223,657	7,154,786
Dolby Laboratories, Inc., Class A	12,536	777,232
FLIR Systems, Inc.	14,635	682,284
Jabil, Inc. (x)	40,274	1,057,193
Keysight Technologies, Inc. (x)*	42,410	1,764,256
National Instruments Corp.	5,100	212,313
TE Connectivity Ltd.	9,842	935,384
Trimble, Inc.*	12,000	487,680

		16,504,671

Internet Software & Services (0.8%)
Akamai Technologies, Inc.*	38,800	2,523,552
Alphabet, Inc., Class C*	10,910	11,416,224
eBay, Inc.*	367,495	13,869,262
Facebook, Inc., Class A*	58,364	10,298,911
LogMeIn, Inc.	4,500	515,250
Twitter, Inc.*	144,300	3,464,643
Zillow Group, Inc., Class A*	3,700	150,738
Zillow Group, Inc., Class C (x)*	7,400	302,808

		42,541,388

IT Services (1.3%)
Accenture plc, Class A	100,476	15,381,871
Amdocs Ltd.	50,822	3,327,825
Booz Allen Hamilton Holding Corp.	107,216	4,088,146
Cognizant Technology Solutions Corp., Class A	33,182	2,356,586
Conduent, Inc.*	43,608	704,705
CoreLogic, Inc.*	7,925	366,214
DST Systems, Inc.	12,600	782,082
DXC Technology Co.	16,010	1,519,349
Fidelity National Information Services, Inc.	84,292	7,931,034

Fiserv, Inc.*	32,508	4,262,774
International Business Machines Corp.	74,625	11,448,968
Leidos Holdings, Inc.	32,684	2,110,406
Mastercard, Inc., Class A	37,695	5,705,515
Sabre Corp.	10,400	213,200
Switch, Inc., Class A (x)	2,622	47,694
Teradata Corp. (x)*	28,900	1,111,494
Visa, Inc., Class A	43,602	4,971,500
WEX, Inc.*	1,800	254,214

		66,583,577

Semiconductors & Semiconductor Equipment (2.6%)
Analog Devices, Inc.	13,599	1,210,719
Applied Materials, Inc.	29,681	1,517,293
Cypress Semiconductor Corp.	69,281	1,055,842
First Solar, Inc.*	18,694	1,262,219
Intel Corp.	1,294,578	59,757,720
Lam Research Corp.	4,124	759,105
Marvell Technology Group Ltd.	92,700	1,990,269
Micron Technology, Inc.*	60,345	2,481,386
Microsemi Corp.*	5,000	258,250
NXP Semiconductors NV*	49,953	5,848,997
ON Semiconductor Corp.*	5,293	110,835
Qorvo, Inc.*	13,900	925,740
QUALCOMM, Inc.	565,388	36,196,139
Teradyne, Inc.	3,047	127,578
Texas Instruments, Inc.	96,240	10,051,306
Versum Materials, Inc.	22,703	859,309
Xilinx, Inc.	3,100	209,002

		124,621,709

Software (1.5%)
Adobe Systems, Inc.*	11,866	2,079,398
Autodesk, Inc.*	8,669	908,771
CA, Inc.	72,506	2,413,000
FireEye, Inc. (x)*	40,300	572,260
Guidewire Software, Inc.*	10,400	772,304
Intuit, Inc.	7,934	1,251,827
Microsoft Corp.	184,949	15,820,537
Nuance Communications, Inc.*	66,035	1,079,672
Oracle Corp.	985,587	46,598,554
SS&C Technologies Holdings, Inc.	3,100	125,488
Synopsys, Inc.*	31,847	2,714,638
Zynga, Inc., Class A*	174,189	696,756

		75,033,205

Technology Hardware, Storage & Peripherals (1.3%)
Apple, Inc.	167,312	28,314,209
Hewlett Packard Enterprise Co.	425,473	6,109,792
HP, Inc.	682,366	14,336,510
NCR Corp.*	84,829	2,883,338
NetApp, Inc.	9,000	497,880
Western Digital Corp.	57,652	4,585,064
Xerox Corp.	239,417	6,979,006

		63,705,799

Total Information Technology		476,054,955

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA LARGE CAP VALUE MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

	Number of Shares	Value (Note 1)

Materials (2.7%)
Chemicals (1.7%)
Air Products & Chemicals, Inc.	49,307	$8,090,293
Akzo Nobel NV (ADR)	115,113	3,354,393
Albemarle Corp.	20,622	2,637,348
Ashland Global Holdings, Inc.	14,213	1,011,966
Cabot Corp.	14,089	867,742
Celanese Corp.	12,800	1,370,624
CF Industries Holdings, Inc.	172,150	7,323,261
DowDuPont, Inc.	309,476	22,040,880
Eastman Chemical Co.	33,500	3,103,440
Huntsman Corp.	23,813	792,735
LyondellBasell Industries NV, Class A	81,802	9,024,396
Monsanto Co.	14,942	1,744,927
Mosaic Co. (The)	80,787	2,072,994
NewMarket Corp.	200	79,478
Olin Corp.	37,900	1,348,482
Platform Specialty Products Corp.*	27,500	272,800
PPG Industries, Inc.	82,472	9,634,378
Praxair, Inc.	8,200	1,268,376
RPM International, Inc. (x)	2,500	131,050
Scotts Miracle-Gro Co. (The), Class A	800	85,592
Sherwin-Williams Co. (The)	10,173	4,171,337
Valvoline, Inc.	47,045	1,178,948
Westlake Chemical Corp.	4,136	440,608

		82,046,048

Construction Materials (0.0%)
Martin Marietta Materials, Inc.	1,400	309,456
Vulcan Materials Co.	2,054	263,672

		573,128

Containers & Packaging (0.3%)
AptarGroup, Inc.	10,792	931,134
Ardagh Group SA	1,900	40,090
Avery Dennison Corp.	15,001	1,723,015
Ball Corp.	35,600	1,347,460
Bemis Co., Inc.	20,730	990,687
Crown Holdings, Inc.*	46,984	2,642,850
Graphic Packaging Holding Co.	21,100	325,995
International Paper Co.	8,613	499,037
Owens-Illinois, Inc.*	105,531	2,339,622
Sealed Air Corp.	21,900	1,079,670
Sonoco Products Co.	22,567	1,199,210
WestRock Co.	57,142	3,611,946

		16,730,716

Metals & Mining (0.7%)
Alcoa Corp.*	140,512	7,569,382
Freeport-McMoRan, Inc.*	250,277	4,745,252
Newmont Mining Corp.	138,093	5,181,249
Nucor Corp.	133,749	8,503,762
Reliance Steel & Aluminum Co.	48,976	4,201,651
Royal Gold, Inc.	9,428	774,227
Southern Copper Corp. (x)	2,000	94,900
Steel Dynamics, Inc.	46,616	2,010,548
Tahoe Resources, Inc.	70,985	340,018
United States Steel Corp. (x)	40,117	1,411,717

		34,832,706

Paper & Forest Products (0.0%)
Domtar Corp.	14,294	707,839

Total Materials		134,890,437

Real Estate (2.9%)
Equity Real Estate Investment Trusts (REITs) (2.8%)
Alexandria Real Estate Equities, Inc. (REIT)	21,306	2,782,351
American Campus Communities, Inc. (REIT)	30,711	1,260,072
American Homes 4 Rent (REIT), Class A	55,208	1,205,743
Apartment Investment & Management Co. (REIT), Class A	35,849	1,566,960
Apple Hospitality REIT, Inc. (REIT)	48,300	947,163
AvalonBay Communities, Inc. (REIT)	31,748	5,664,161
Boston Properties, Inc. (REIT)	30,175	3,923,655
Brandywine Realty Trust (REIT)	39,644	721,124
Brixmor Property Group, Inc. (REIT)	127,706	2,382,994
Camden Property Trust (REIT)	20,867	1,921,016
Colony NorthStar, Inc. (REIT), Class A	123,840	1,413,014
Columbia Property Trust, Inc. (REIT)	28,100	644,895
CoreCivic, Inc. (REIT)	27,089	609,503
Corporate Office Properties Trust (REIT)	22,897	668,592
CubeSmart (REIT)	13,200	381,744
CyrusOne, Inc. (REIT)	2,400	142,872
DCT Industrial Trust, Inc. (REIT)	21,200	1,246,136
DDR Corp. (REIT)	71,169	637,674
Digital Realty Trust, Inc. (REIT)	11,160	1,271,124
Douglas Emmett, Inc. (REIT)	6,344	260,485
Duke Realty Corp. (REIT)	81,839	2,226,839
Empire State Realty Trust, Inc. (REIT), Class A	29,200	599,476
EPR Properties (REIT)	14,400	942,624
Equity Commonwealth (REIT)*	27,646	843,479
Equity Residential (REIT)	82,139	5,238,004
Essex Property Trust, Inc. (REIT)	15,109	3,646,859
Extra Space Storage, Inc. (REIT)	4,300	376,035
Federal Realty Investment Trust (REIT)	10,200	1,354,662
Forest City Realty Trust, Inc. (REIT), Class A	57,958	1,396,788
Gaming and Leisure Properties, Inc. (REIT)	31,300	1,158,100
GGP, Inc. (REIT)	141,925	3,319,626
HCP, Inc. (REIT)	108,109	2,819,483
Healthcare Trust of America, Inc. (REIT), Class A	45,597	1,369,734

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA LARGE CAP VALUE MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

	Number of Shares	Value (Note 1)

Highwoods Properties, Inc. (REIT)	23,400	$1,191,294
Hospitality Properties Trust (REIT)	37,283	1,112,898
Host Hotels & Resorts, Inc. (REIT)	168,138	3,337,539
Hudson Pacific Properties, Inc. (REIT)	32,200	1,102,850
Invitation Homes, Inc. (REIT)	67,398	1,588,571
Iron Mountain, Inc. (REIT)	7,600	286,748
JBG SMITH Properties (REIT)	19,723	684,980
Kilroy Realty Corp. (REIT)	22,188	1,656,334
Kimco Realty Corp. (REIT)	95,072	1,725,557
Lamar Advertising Co. (REIT), Class A	2,000	148,480
Liberty Property Trust (REIT)	33,847	1,455,759
Life Storage, Inc. (REIT)	10,500	935,235
Macerich Co. (The) (REIT)	31,509	2,069,511
Medical Properties Trust, Inc. (REIT)	83,300	1,147,874
Mid-America Apartment Communities, Inc. (REIT)	68,569	6,895,298
National Retail Properties, Inc. (REIT)	34,162	1,473,407
Omega Healthcare Investors, Inc. (REIT) (x)	44,700	1,231,038
Outfront Media, Inc. (REIT)	27,360	634,752
Paramount Group, Inc. (REIT)	45,574	722,348
Park Hotels & Resorts, Inc. (REIT)	33,078	950,993
Piedmont Office Realty Trust, Inc. (REIT), Class A (x)	33,288	652,778
Prologis, Inc. (REIT)	121,454	7,834,997
Public Storage (REIT)	8,414	1,758,526
Rayonier, Inc. (REIT)	29,500	933,085
Realty Income Corp. (REIT)	62,888	3,585,874
Regency Centers Corp. (REIT)	34,292	2,372,321
Retail Properties of America, Inc. (REIT), Class A	53,097	713,624
Senior Housing Properties Trust (REIT)	54,122	1,036,436
Simon Property Group, Inc. (REIT)	6,800	1,167,832
SL Green Realty Corp. (REIT)	22,215	2,242,160
Spirit Realty Capital, Inc. (REIT)	111,333	955,237
STORE Capital Corp. (REIT)	39,200	1,020,768
Sun Communities, Inc. (REIT)	17,700	1,642,206
Tanger Factory Outlet Centers, Inc. (REIT) (x)	19,700	522,247
Taubman Centers, Inc. (REIT)	6,843	447,737
UDR, Inc. (REIT)	61,028	2,350,799
Uniti Group, Inc. (REIT) (x)	38,007	676,145
Ventas, Inc. (REIT)	81,698	4,902,697
VEREIT, Inc. (REIT)	224,900	1,751,971
Vornado Realty Trust (REIT)	39,646	3,099,524
Weingarten Realty Investors (REIT)	27,616	907,738
Welltower, Inc. (REIT)	84,412	5,382,953
Weyerhaeuser Co. (REIT)	171,920	6,061,899

WP Carey, Inc. (REIT)	24,253	1,671,032

		138,985,039

Real Estate Management & Development (0.1%)
CBRE Group, Inc., Class A*	37,900	1,641,448
Howard Hughes Corp. (The)*	7,899	1,036,902
Jones Lang LaSalle, Inc.	10,446	1,555,723
Realogy Holdings Corp.	30,907	819,036

		5,053,109

Total Real Estate		144,038,148

Telecommunication Services (2.5%)
Diversified Telecommunication Services (2.1%)
AT&T, Inc.	1,497,404	58,219,067
CenturyLink, Inc.	221,638	3,696,922
Verizon Communications, Inc.	780,549	41,314,459

		103,230,448

Wireless Telecommunication Services (0.4%)
Sprint Corp. (x)*	144,881	853,349
Telephone & Data Systems, Inc.	320,472	8,909,122
T-Mobile US, Inc.*	156,811	9,959,066
United States Cellular Corp.*	25,976	977,477

		20,699,014

Total Telecommunication Services		123,929,462

Utilities (4.6%)
Electric Utilities (2.9%)
Alliant Energy Corp.	52,440	2,234,468
American Electric Power Co., Inc.	201,251	14,806,036
Avangrid, Inc.	12,962	655,618
Duke Energy Corp.	236,016	19,851,307
Edison International	142,377	9,003,921
Entergy Corp.	41,414	3,370,685
Eversource Energy	73,097	4,618,268
Exelon Corp.	467,410	18,420,628
FirstEnergy Corp.	302,812	9,272,103
Great Plains Energy, Inc.	49,619	1,599,717
Hawaiian Electric Industries, Inc.	24,864	898,834
NextEra Energy, Inc.	107,913	16,854,931
OGE Energy Corp.	45,860	1,509,253
PG&E Corp.	220,145	9,869,100
Pinnacle West Capital Corp.	25,625	2,182,738
Portland General Electric Co.	55,825	2,544,504
PPL Corp.	157,859	4,885,736
Southern Co. (The)	270,467	13,006,758
Westar Energy, Inc.	32,587	1,720,594
Xcel Energy, Inc.	157,780	7,590,796

		144,895,995

Gas Utilities (0.1%)
Atmos Energy Corp.	23,716	2,036,967
National Fuel Gas Co. (x)	18,445	1,012,815
UGI Corp.	39,735	1,865,558

		4,915,340

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA LARGE CAP VALUE MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

	Number of Shares	Value (Note 1)

Independent Power and Renewable Electricity Producers (0.3%)
AES Corp.	1,223,992	$13,255,834
Calpine Corp.*	82,742	1,251,886
NRG Energy, Inc.	55,257	1,573,719
Vistra Energy Corp.*	55,500	1,016,760

		17,098,199

Multi-Utilities (1.2%)
Ameren Corp.	55,875	3,296,066
CenterPoint Energy, Inc.	99,398	2,818,927
CMS Energy Corp.	64,386	3,045,458
Consolidated Edison, Inc.	70,570	5,994,922
Dominion Energy, Inc.	147,912	11,989,746
DTE Energy Co.	41,239	4,514,021
MDU Resources Group, Inc.	44,694	1,201,375
NiSource, Inc.	235,281	6,039,663
Public Service Enterprise Group, Inc.	116,479	5,998,669
SCANA Corp.	30,218	1,202,072
Sempra Energy	57,879	6,188,423
Vectren Corp.	19,144	1,244,743
WEC Energy Group, Inc.	81,514	5,414,975

		58,949,060

Water Utilities (0.1%)
American Water Works Co., Inc.	41,089	3,759,232
Aqua America, Inc.	40,868	1,603,252

		5,362,484

Total Utilities		231,221,078

Total Common Stocks (87.9%) (Cost $2,955,226,534)		4,421,379,331

EXCHANGE TRADED FUNDS (ETF):
iShares Core S&P 500 ETF	1,994	536,087
iShares Morningstar Large-Cap ETF	11,929	1,895,518
iShares Morningstar Large-Cap Growth ETF	23,860	3,733,851
iShares Morningstar Large-Cap Value ETF (x)‡	266,805	28,171,940
iShares Russell 1000 ETF	4,431	658,491
iShares Russell 1000 Growth ETF (x)	25,670	3,457,236
iShares Russell 1000 Value ETF (x)	355,588	44,213,811
iShares S&P 500 Growth ETF (x)	24,650	3,765,781
iShares S&P 500 Value ETF (x)	246,191	28,124,860
Vanguard Growth ETF (x)	32,090	4,513,459
Vanguard Large-Cap ETF	3,164	387,843
Vanguard Value ETF (x)	266,701	28,355,650

Total Exchange Traded Funds (2.9%) (Cost $118,193,428)		147,814,527

	Number of Shares	Value (Note 1)

SHORT-TERM INVESTMENTS:
Investment Company (4.1%)
JPMorgan Prime Money Market Fund, IM Shares	205,573,251	205,593,808

	Principal Amount	Value (Note 1)
Repurchase Agreements (1.0%)
Bank of Nova Scotia (The), 1.39%, dated 12/29/17, due 1/2/18, repurchase price $3,000,463, collateralized by various U.S. Government Treasury Securities, ranging from 0.000%-3.750%, maturing 1/11/18-2/15/47; total market value $3,062,517. (xx)	$3,000,000	3,000,000
Citigroup Global Markets Ltd., 1.40%, dated 12/29/17, due 1/2/18, repurchase price $3,200,498, collateralized by various Foreign Government Agency Securities, ranging from 1.625%-2.500%, maturing 3/16/21-7/29/25, U.S. Government Treasury Securities, ranging from 0.875%-7.250%, maturing from 8/15/20-2/15/47; total market value $3,264,000. (xx)	3,200,000	3,200,000
Citigroup Global Markets, Inc., 1.60%, dated 12/29/17, due 1/2/18, repurchase price $5,000,889, collateralized by various Common Stocks; total market value $5,500,002. (xx)	5,000,000	5,000,000
Citigroup Global Markets, Inc., 1.60%, dated 12/29/17, due 1/2/18, repurchase price $2,500,444, collateralized by various Common Stocks; total market value $2,750,001. (xx)	2,500,000	2,500,000
Deutsche Bank AG, 1.81%, dated 12/29/17, due 1/2/18, repurchase price $6,001,207, collateralized by various Common Stocks, U.S. Government Treasury Securities, ranging from 1.875%-2.250%, maturing 4/30/22-8/15/46; total market value $6,673,328. (xx)	6,000,000	6,000,000

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA LARGE CAP VALUE MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

	Principal Amount	Value (Note 1)

Deutsche Bank AG, 1.81%, dated 12/29/17, due 1/2/18, repurchase price $5,001,006, collateralized by various Common Stocks, U.S. Government Treasury Securities, ranging from 1.875%-2.250%, maturing 4/30/22-8/15/46; total market value $5,561,106. (xx)	$5,000,000	$5,000,000
Deutsche Bank AG, 1.81%, dated 12/29/17, due 1/2/18, repurchase price $2,400,483, collateralized by various Common Stocks, U.S. Government Treasury Securities, ranging from 1.875%-2.250%, maturing 4/30/22-8/15/46; total market value $2,669,331. (xx)	2,400,000	2,400,000
Deutsche Bank AG, 1.81%, dated 12/29/17, due 1/2/18, repurchase price $1,100,221, collateralized by various Common Stocks, U.S. Government Treasury Securities, ranging from 1.875%-2.250%, maturing 4/30/22-8/15/46; total market value $1,223,443. (xx)	1,100,000	1,100,000
Deutsche Bank AG, 1.55%, dated 12/29/17, due 1/2/18, repurchase price $3,600,620, collateralized by various Corporate Bonds, ranging from 1.750%-1.875%, maturing 9/5/19-4/14/22, Foreign Government Agency Securities, ranging from 1.875%-2.000%, maturing 3/15/19-5/2/25; total market value $3,672,002. (xx)	3,600,000	3,600,000
Macquarie Bank Ltd., 1.42%, dated 12/29/17, due 1/2/18, repurchase price $1,000,158, collateralized by various U.S. Government Treasury Securities, ranging from 0.000%-3.750%, maturing 1/4/18-11/15/47; total market value $1,020,450. (xx)	1,000,000	1,000,000
NBC Global Finance Ltd., 1.59%, dated 12/29/17, due 1/2/18, repurchase price $4,800,848, collateralized by various Common Stocks; total market value $5,339,648. (xx)	4,800,000	4,800,000
NBC Global Finance Ltd., 1.59%, dated 12/29/17, due 1/2/18, repurchase price $3,800,671, collateralized by various Common Stocks; total market value $4,227,221. (xx)	3,800,000	3,800,000
NBC Global Finance Ltd., 1.59%, dated 12/29/17, due 1/2/18, repurchase price $4,700,830, collateralized by various Common Stocks; total market value $5,228,405. (xx)	4,700,000	4,700,000

RBS Securities, Inc., 1.37%, dated 12/29/17, due 1/2/18, repurchase price $218,367, collateralized by various U.S. Government Treasury Securities, ranging from 1.750%-1.875%, maturing 2/28/22-9/30/22; total market value $222,702. (xx)	218,334	218,334
Societe Generale SA, 1.32%, dated 12/29/17, due 1/5/18, repurchase price $4,001,027, collateralized by various U.S. Government Treasury Securities, ranging from 0.000%-3.000%, maturing 11/15/21-11/15/46; total market value $4,080,001. (xx)	4,000,000	4,000,000
Societe Generale SA, 1.32%, dated 12/29/17, due 1/5/18, repurchase price $2,000,513, collateralized by various U.S. Government Treasury Securities, ranging from 0.000%-8.125%, maturing 2/28/19-2/15/44; total market value $2,040,000. (xx)	2,000,000	2,000,000

Total Repurchase Agreements		52,318,334

Total Short-Term Investments (5.1%) (Cost $257,902,322)		257,912,142

Total Investments in Securities (95.9%) (Cost $3,331,322,284)		4,827,106,000
Other Assets Less Liabilities (4.1%)		204,136,288

Net Assets (100%)		$5,031,242,288

*	Non-income producing.
‡	All, or a portion, of the security is an affiliated company as defined under the Investment Company Act of 1940.
#	All, or a portion of security held by broker as collateral for financial futures contracts, with a total collateral value of $26,679,620.
(x)	All or a portion of security is on loan at December 31, 2017.
(xx)	At December 31, 2017, the Portfolio had loaned securities with a total value of $52,479,295. This was secured by cash collateral of $52,318,334 which was subsequently invested in joint repurchase agreements with a total value of $52,318,334, as detailed in the Notes to the Financial Statements, for which the Portfolio has a proportionate interest as reported in the Portfolio of Investments as Repurchase Agreements, and $1,721,594 collateralized by various U.S. Government Treasury Securities, ranging from 0.000% – 8.000%, maturing 1/4/18 – 11/15/46.

Glossary:

ADR	— American Depositary Receipt
NYRS	— New York Registry Shares
USD	— United States Dollar

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA LARGE CAP VALUE MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

Investments in companies which were affiliates for the year ended December 31, 2017, were as follows:

Security Description	Shares at December 31, 2017	Market Value December 31, 2016 ($)	Purchases at Cost ($)	Proceeds from Sales ($)	Net Realized Gain (Loss) ($)	Change in Unrealized Appreciation/ (Depreciation) ($)	Market Value December 31, 2017 ($)	Dividend/ Interest Income ($)	Capital Gain Distributions ($)
iShares Morningstar Large-Cap Value ETF	266,805	23,678,848	7,318,957	(6,048,479)	152,607	3,070,007	28,171,940	718,043	—

Futures contracts outstanding as of December 31, 2017 (Note 1):

Description	Number of Contracts	Expiration Date	Trading Currency	Notional Amount ($)	Value and Unrealized Appreciation (Depreciation) ($)
Long Contracts
S&P 500 E-Mini Index	2,211	3/2018	USD	295,831,800	4,900,650
S&P Midcap 400 E-Mini Index	792	3/2018	USD	150,670,080	2,103,855

					7,004,505

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2017:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Common Stocks
Consumer Discretionary	$315,294,325	$—	$—	$315,294,325
Consumer Staples	370,489,137	18,433,876	—	388,923,013
Energy	439,598,179	—	—	439,598,179
Financials	1,169,642,652	—	—	1,169,642,652
Health Care	619,585,543	2,080,927	—	621,666,470
Industrials	376,120,612	—	—	376,120,612
Information Technology	476,054,955	—	—	476,054,955
Materials	134,890,437	—	—	134,890,437
Real Estate	144,038,148	—	—	144,038,148
Telecommunication Services	123,929,462	—	—	123,929,462
Utilities	231,221,078	—	—	231,221,078
Exchange Traded Funds	147,814,527	—	—	147,814,527
Futures	7,004,505	—	—	7,004,505
Short-Term Investments
Investment Company	205,593,808	—	—	205,593,808
Repurchase Agreements	—	52,318,334	—	52,318,334

Total Assets	$4,761,277,368	$72,833,137	$—	$4,834,110,505

Total Liabilities	$—	$—	$—	$—

Total	$4,761,277,368	$72,833,137	$—	$4,834,110,505

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA LARGE CAP VALUE MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

There were no transfers between Levels 1, 2 or 3 during the year ended December 31, 2017.

Fair Values of Derivative Instruments as of December 31, 2017:

	Statement of Assets and Liabilities
Derivatives Not Accounted for as Hedging Instrument^	Asset Derivatives	Fair Value
Equity contracts	Receivables, Net assets – Unrealized appreciation	$7,004,505	*

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Portfolio of Investments. Only variation margin is reported within the Statement of Assets & Liabilities.

The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2017:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instrument^	Futures
Equity contracts	$67,832,292

Amount of Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instrument^	Futures
Equity contracts	$5,481,884

^ This Portfolio held futures contracts as a substitute for investing in conventional securities, hedging and in an attempt to enhance returns.

The Portfolio held futures contracts with an average notional balance of approximately $438,786,000 during the year ended December 31, 2017.

Investment security transactions for the year ended December 31, 2017 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$811,176,681
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$1,370,727,098

As of December 31, 2017, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments in securities and derivative instruments, if applicable, for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$1,480,229,295
Aggregate gross unrealized depreciation	(130,638,908)

Net unrealized appreciation	$1,349,590,387

Federal income tax cost of investments in securities and derivative instruments, if applicable	$3,484,520,118

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA LARGE CAP VALUE MANAGED VOLATILITY PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2017

ASSETS
Investments in Securities, at value (x):
Affiliated Issuers (Cost $22,523,125)	$28,171,940
Unaffiliated Issuers (Cost $3,256,480,825)	4,746,615,726
Repurchase Agreements (Cost $52,318,334)	52,318,334
Cash	255,901,144
Dividends, interest and other receivables	6,302,525
Receivable for securities sold	1,849,730
Securities lending income receivable	36,973
Other assets	21,905

Total assets	5,091,218,277

LIABILITIES
Payable for return of collateral on securities loaned	52,318,334
Due to broker for futures variation margin	1,991,055
Investment management fees payable	1,930,197
Payable for securities purchased	1,707,601
Distribution fees payable – Class IB	688,275
Administrative fees payable	518,091
Payable to Separate Accounts for Portfolio shares redeemed	264,343
Distribution fees payable – Class IA	235,571
Trustees’ fees payable	43,622
Accrued expenses	278,900

Total liabilities	59,975,989

NET ASSETS	$5,031,242,288

Net assets were comprised of:
Paid in capital	$3,767,359,057
Accumulated undistributed net investment income (loss)	3,295,323
Accumulated undistributed net realized gain (loss)	(242,202,118)
Net unrealized appreciation (depreciation)	1,502,790,026

Net assets	$5,031,242,288

Class IA
Net asset value, offering and redemption price per share, $1,107,954,576 / 58,293,472 shares outstanding (unlimited amount authorized: $0.01 par value)	$19.01

Class IB
Net asset value, offering and redemption price per share, $3,242,869,303 / 171,024,016 shares outstanding (unlimited amount authorized: $0.01 par value)	$18.96

Class K
Net asset value, offering and redemption price per share, $680,418,409 / 35,801,383 shares outstanding (unlimited amount authorized: $0.01 par value)	$19.01

(x)	Includes value of securities on loan of $52,479,295.

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2017

INVESTMENT INCOME
Dividends ($718,043 of dividend income received from affiliates) (net of $105,904 foreign withholding tax)	$112,605,835
Interest	1,047,267
Securities lending (net)	347,492

Total income	114,000,594

EXPENSES
Investment management fees	22,766,072
Distribution fees – Class IB	7,962,228
Administrative fees	6,142,507
Distribution fees – Class IA	2,695,897
Printing and mailing expenses	419,281
Custodian fees	269,500
Professional fees	157,055
Trustees’ fees	121,252
Miscellaneous	121,505

Total expenses	40,655,297

NET INVESTMENT INCOME (LOSS)	73,345,297

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Investments in securities ($152,607 of realized gain (loss) from affiliates)	256,766,056
Futures contracts	67,832,292
Foreign currency transactions	902

Net realized gain (loss)	324,599,250

Change in unrealized appreciation (depreciation) on:
Investments in securities ($3,070,007 of change in unrealized appreciation (depreciation) from affiliates)	247,771,783
Futures contracts	5,481,884
Foreign currency translations	7,388

Net change in unrealized appreciation (depreciation)	253,261,055

NET REALIZED AND UNREALIZED GAIN (LOSS)	577,860,305

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$651,205,602

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA LARGE CAP VALUE MANAGED VOLATILITY PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2017	2016
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$73,345,297	$79,733,164
Net realized gain (loss)	324,599,250	242,049,135
Net change in unrealized appreciation (depreciation)	253,261,055	386,471,961

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	651,205,602	708,254,260

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income
Class IA	(16,269,895)	(16,285,269)
Class IB	(47,559,477)	(48,961,729)
Class K	(11,501,816)	(15,049,956)

	(75,331,188)	(80,296,954)

Return of capital
Class IA	—	(804,490)
Class IB	—	(2,418,702)
Class K	—	(743,466)

	—	(3,966,658)

TOTAL DIVIDENDS AND DISTRIBUTIONS	(75,331,188)	(84,263,612)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 550,797 and 531,568 shares, respectively ]	9,875,069	8,285,875
Capital shares issued in reinvestment of dividends [ 867,272 and 1,000,511 shares, respectively ]	16,269,895	17,089,759
Capital shares repurchased [ (6,211,723) and (7,257,437) shares, respectively ]	(111,282,627)	(112,171,580)

Total Class IA transactions	(85,137,663)	(86,795,946)

Class IB
Capital shares sold [ 1,188,785 and 1,902,425 shares, respectively ]	21,127,792	29,902,311
Capital shares issued in reinvestment of dividends [ 2,541,195 and 3,015,072 shares, respectively ]	47,559,477	51,380,431
Capital shares repurchased [ (22,604,183) and (27,457,931) shares, respectively ]	(402,511,847)	(425,879,218)

Total Class IB transactions	(333,824,578)	(344,596,476)

Class K
Capital shares sold [ 272,270 and 1,187,134 shares, respectively ]	4,746,255	17,883,343
Capital shares issued in reinvestment of dividends [ 613,217 and 924,927 shares, respectively ]	11,501,816	15,793,422
Capital shares repurchased [ (13,756,366) and (10,146,158) shares, respectively ]	(245,342,125)	(160,572,622)

Total Class K transactions	(229,094,054)	(126,895,857)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	(648,056,295)	(558,288,279)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(72,181,881)	65,702,369
NET ASSETS:
Beginning of year	5,103,424,169	5,037,721,800

End of year (a)	$5,031,242,288	$5,103,424,169

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$3,295,323	$2,558,707

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA LARGE CAP VALUE MANAGED VOLATILITY PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class IA	2017	2016	2015	2014	2013
Net asset value, beginning of year	$16.94	$14.93	$15.83	$14.29	$10.89

Income (loss) from investment operations:
Net investment income (loss) (e)	0.26	0.24	0.24	0.20	0.17
Net realized and unrealized gain (loss)	2.09	2.04	(0.88)	1.55	3.37

Total from investment operations	2.35	2.28	(0.64)	1.75	3.54

Less distributions:
Dividends from net investment income	(0.28)	(0.26)	(0.26)	(0.21)	(0.14)
Return of capital	—	(0.01)	—	—	—

Total dividends and distributions	(0.28)	(0.27)	(0.26)	(0.21)	(0.14)

Net asset value, end of year	$19.01	$16.94	$14.93	$15.83	$14.29

Total return	13.90%	15.28%	(4.03)%	12.25%	32.54%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$1,107,955	$1,068,915	$1,027,281	$1,154,355	$1,068,537
Ratio of expenses to average net assets:
After waivers (f)	0.85%	0.85%	0.84%	0.86%	0.89%
After waivers and fees paid indirectly (f)	0.85%	0.85%	0.84%	0.86%	0.88%
Before waivers and fees paid indirectly (f)	0.85%	0.86%	0.85%	0.86%	0.89%
Ratio of net investment income (loss) to average net assets:
After waivers (f)	1.44%	1.57%	1.51%	1.33%	1.31%
After waivers and fees paid indirectly (f)	1.44%	1.57%	1.51%	1.33%	1.32%
Before waivers and fees paid indirectly (f)	1.44%	1.57%	1.50%	1.33%	1.31%
Portfolio turnover rate^	18%	21%	25%	21%	37%

	Year Ended December 31,
Class IB	2017	2016	2015	2014	2013
Net asset value, beginning of year	$16.90	$14.89	$15.79	$14.26	$10.87

Income (loss) from investment operations:
Net investment income (loss) (e)	0.26	0.24	0.23	0.20	0.18
Net realized and unrealized gain (loss)	2.08	2.04	(0.87)	1.54	3.35

Total from investment operations	2.34	2.28	(0.64)	1.74	3.53

Less distributions:
Dividends from net investment income	(0.28)	(0.26)	(0.26)	(0.21)	(0.14)
Return of capital	—	(0.01)	—	—	—

Total dividends and distributions	(0.28)	(0.27)	(0.26)	(0.21)	(0.14)

Net asset value, end of year	$18.96	$16.90	$14.89	$15.79	$14.26

Total return	13.87%	15.32%	(4.05)%	12.20%	32.50%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$3,242,869	$3,210,026	$3,164,043	$3,743,107	$3,852,949
Ratio of expenses to average net assets:
After waivers (f)	0.85%	0.85%	0.84%	0.86%	0.89%
After waivers and fees paid indirectly (f)	0.85%	0.85%	0.84%	0.86%	0.88%
Before waivers and fees paid indirectly (f)	0.85%	0.86%	0.85%	0.86%	0.89%
Ratio of net investment income (loss) to average net assets:
After waivers (f)	1.44%	1.57%	1.50%	1.33%	1.35%
After waivers and fees paid indirectly (f)	1.44%	1.57%	1.50%	1.33%	1.35%
Before waivers and fees paid indirectly (f)	1.44%	1.57%	1.50%	1.33%	1.35%
Portfolio turnover rate^	18%	21%	25%	21%	37%

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA LARGE CAP VALUE MANAGED VOLATILITY PORTFOLIO

FINANCIAL HIGHLIGHTS (Continued)

	Year Ended December 31,
Class K	2017	2016	2015	2014	2013
Net asset value, beginning of year	$16.94	$14.93	$15.82	$14.29	$10.89

Income (loss) from investment operations:
Net investment income (loss) (e)	0.30	0.28	0.27	0.23	0.20
Net realized and unrealized gain (loss)	2.10	2.04	(0.87)	1.55	3.38

Total from investment operations	2.40	2.32	(0.60)	1.78	3.58

Less distributions:
Dividends from net investment income	(0.33)	(0.30)	(0.29)	(0.25)	(0.18)
Return of capital	—	(0.01)	—	—	—

Total dividends and distributions	(0.33)	(0.31)	(0.29)	(0.25)	(0.18)

Net asset value, end of year	$19.01	$16.94	$14.93	$15.82	$14.29

Total return	14.16%	15.58%	(3.72)%	12.46%	32.87%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$680,418	$824,484	$846,398	$1,087,638	$597,851
Ratio of expenses to average net assets:
After waivers (f)	0.60%	0.60%	0.59%	0.61%	0.64%
After waivers and fees paid indirectly (f)	0.60%	0.60%	0.59%	0.61%	0.63%
Before waivers and fees paid indirectly (f)	0.60%	0.61%	0.60%	0.61%	0.64%
Ratio of net investment income (loss) to average net assets:
After waivers (f)	1.68%	1.82%	1.74%	1.55%	1.56%
After waivers and fees paid indirectly (f)	1.68%	1.82%	1.74%	1.55%	1.57%
Before waivers and fees paid indirectly (f)	1.68%	1.81%	1.74%	1.55%	1.56%
Portfolio turnover rate^	18%	21%	25%	21%	37%
^	Portfolio turnover rate excludes derivatives, if any.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.

See Notes to Financial Statements.

AXA MID CAP VALUE MANAGED VOLATILITY PORTFOLIO (Unaudited)

INVESTMENT MANAGER

➢	AXA Equitable Funds Management Group, LLC

INVESTMENT SUB-ADVISERS

➢	BlackRock Investment Management, LLC

➢	Diamond Hill Capital Management, Inc.

➢	Wellington Management Company, LLP

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/17
	1 Year	5 Years	10 Years/ Since Incept.
Portfolio – Class IA Shares	12.32%	13.46%	7.47%
Portfolio – Class IB Shares	12.37	13.47	7.35
Portfolio – Class K Shares*	12.59	13.74	14.55
Volatility Managed Index – Mid Cap Value	14.79	14.69	10.94
Russell Midcap® Value Index	13.34	14.68	9.10
* Date of inception 12/1/11. Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned 12.37% for the year ended December 31, 2017. This compares to the returns of the following benchmarks over the same period: the Volatility Managed Index — Mid Cap Value and the Russell Midcap® Value Index, which returned 14.79% and 13.34%, respectively.

The following commentary describes key factors (such as stock selection and sector allocation decisions) that helped or hurt the Portfolio’s performance relative to the Russell Midcap® Value Index.

Portfolio Highlights

What helped performance during the year:

•	Underweight positioning in the energy and real estate sectors aided relative performance for the period, as did overweighting the industrials sector.

•	Consumer discretionary stock selection added to relative performance, especially holding NVR, Inc., which was not a benchmark component.

What hurt performance during the year:

•	Security selection in the financials, industrials, information technology, consumer staples and health care sectors were the primary detractors from the Portfolio’s return relative to the benchmark.

•	Underweight positioning in the information technology sector also detracted from performance.

•	Underweighting Micron Technology, Inc. in the information technology sector was the leading individual detractor from relative performance.

How did derivatives contribute/detract from performance during the year?

•

The Portfolio maintains, or may invest in other portfolios that maintain, exposure to exchange-traded index futures, for purposes of liquidity and/or to adjust the Portfolio’s equity exposure during periods of high market volatility. The derivatives are typically offset by a roughly equal allocation to cash and cash equivalents, and had a minimal impact on performance relative to the index.

Sector Weightings as of December 31, 2017	% of Net Assets
Financials	17.7%
Industrials	10.4
Exchange Traded Funds	9.9
Real Estate	9.8
Consumer Discretionary	9.4
Information Technology	6.9
Utilities	6.5
Energy	5.8
Investment Company	4.9
Health Care	4.6
Materials	4.6
Consumer Staples	3.8
Repurchase Agreements	2.9
Telecommunication Services	0.4
Cash and Other	2.4

100.0%

AXA MID CAP VALUE MANAGED VOLATILITY PORTFOLIO (Unaudited)

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees (in the case of Class IA and Class IB shares of the Portfolio), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2017 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/17	Ending Account Value 12/31/17	Expenses Paid During Period* 7/1/17 - 12/31/17
Class IA
Actual	$1,000.00	$1,075.57	$4.91
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.47	4.78
Class IB
Actual	1,000.00	1,075.65	4.91
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.47	4.78
Class K
Actual	1,000.00	1,076.89	3.61
Hypothetical (5% average annual return before expenses)	1,000.00	1,021.73	3.51

*  Expenses are equal to the Portfolio’s Class IA, Class IB and Class K shares annualized expense ratios of 0.94%, 0.94% and 0.69%, respectively, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

EQ ADVISORS TRUST

AXA MID CAP VALUE MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2017

	Number of Shares	Value (Note 1)

COMMON STOCKS:
Consumer Discretionary (9.4%)
Auto Components (1.2%)
Adient plc	26,287	$2,068,787
BorgWarner, Inc.	232,907	11,899,219
Gentex Corp.	27,664	579,561
Goodyear Tire & Rubber Co. (The)	325,382	10,513,092
Lear Corp.	3,258	575,558

		25,636,217

Automobiles (0.0%)
Harley-Davidson, Inc. (x)	13,203	671,769

Distributors (0.2%)
Genuine Parts Co.	25,098	2,384,561
LKQ Corp.*	73,678	2,996,484

		5,381,045

Diversified Consumer Services (0.1%)
Graham Holdings Co., Class B	1,211	676,162
H&R Block, Inc.	48,921	1,282,708

		1,958,870

Hotels, Restaurants & Leisure (1.4%)
Aramark	39,032	1,668,228
Dave & Buster’s Entertainment, Inc.*	24,600	1,357,182
Extended Stay America, Inc.	23,412	444,828
Hilton Worldwide Holdings, Inc.	7,348	586,811
Hyatt Hotels Corp., Class A*	12,947	952,122
International Game Technology plc	30,012	795,618
MGM Resorts International	130,304	4,350,851
Norwegian Cruise Line Holdings Ltd.*	101,320	5,395,290
Red Rock Resorts, Inc., Class A	258,025	8,705,763
Royal Caribbean Cruises Ltd.	48,228	5,752,636
Yum China Holdings, Inc.	13,849	554,237

		30,563,566

Household Durables (2.2%)
CalAtlantic Group, Inc.	22,556	1,271,933
DR Horton, Inc.	115,650	5,906,246
Garmin Ltd.	33,750	2,010,488
Leggett & Platt, Inc.	7,438	355,016
Lennar Corp., Class A	79,703	5,040,417
Lennar Corp., Class B	3,979	205,635
Mohawk Industries, Inc.*	16,312	4,500,481
Newell Brands, Inc.	136,776	4,226,378
NVR, Inc.*	2,365	8,296,940
PulteGroup, Inc.	55,099	1,832,042
Tempur Sealy International, Inc. (x)*	7,852	492,242
Toll Brothers, Inc.	81,889	3,932,310
Whirlpool Corp.	39,602	6,678,481

		44,748,609

Internet & Direct Marketing Retail (0.2%)
Liberty Expedia Holdings, Inc., Class A*	12,262	543,574
Liberty Interactive Corp. QVC Group, Class A*	48,623	1,187,374

Liberty Ventures*	22,227	1,205,592
TripAdvisor, Inc. (x)*	16,249	559,941

		3,496,481

Leisure Products (0.1%)
Brunswick Corp.	4,758	262,737
Hasbro, Inc.	7,707	700,489
Mattel, Inc. (x)	77,771	1,196,118

		2,159,344

Media (1.3%)
Cinemark Holdings, Inc.	29,635	1,031,891
Discovery Communications, Inc., Class A (x)*	42,324	947,211
Discovery Communications, Inc., Class C*	57,023	1,207,177
Interpublic Group of Cos., Inc. (The)	17,443	351,651
John Wiley & Sons, Inc., Class A	12,332	810,829
Liberty Broadband Corp., Class A*	7,119	605,471
Liberty Broadband Corp., Class C*	29,044	2,473,387
Liberty Media Corp.-Liberty Formula One, Class A (x)*	7,109	232,606
Liberty Media Corp.-Liberty Formula One, Class C (x)*	52,189	1,782,777
Liberty Media Corp.-Liberty SiriusXM, Class A*	24,919	988,288
Liberty Media Corp.-Liberty SiriusXM, Class C*	49,745	1,972,886
Lions Gate Entertainment Corp., Class A*	4,911	166,041
Lions Gate Entertainment Corp., Class B*	10,134	321,653
Madison Square Garden Co. (The), Class A*	4,734	998,164
News Corp., Class A	107,119	1,736,399
News Corp., Class B	33,368	553,909
Regal Entertainment Group, Class A	23,849	548,765
Scripps Networks Interactive, Inc., Class A	10,851	926,458
Sirius XM Holdings, Inc. (x)	22,054	118,209
TEGNA, Inc.	481,737	6,782,858
Tribune Media Co., Class A	22,634	961,266
Viacom, Inc., Class A (x)	2,882	100,582
Viacom, Inc., Class B	98,186	3,025,110

		28,643,588

Multiline Retail (0.4%)
Dollar General Corp.	47,623	4,429,415
Dollar Tree, Inc.*	3,513	376,980
Kohl’s Corp.	47,492	2,575,491
Macy’s, Inc.	85,416	2,151,629

		9,533,515

Specialty Retail (1.5%)
Aaron’s, Inc.	143,579	5,721,624
Advance Auto Parts, Inc.	14,580	1,453,480
AutoNation, Inc. (x)*	16,289	836,114

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA MID CAP VALUE MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

	Number of Shares	Value (Note 1)

AutoZone, Inc.*	1,134	$806,694
Bed Bath & Beyond, Inc.	38,903	855,477
Best Buy Co., Inc.	72,141	4,939,494
Burlington Stores, Inc.*	8,241	1,013,890
Camping World Holdings, Inc., Class A (x)	19,296	863,110
Dick’s Sporting Goods, Inc.	5,442	156,403
Foot Locker, Inc.	32,237	1,511,271
GameStop Corp., Class A (x)	27,504	493,697
Gap, Inc. (The)	63,050	2,147,483
L Brands, Inc.	56,432	3,398,335
Michaels Cos., Inc. (The)*	7,173	173,515
Murphy USA, Inc.*	9,192	738,669
Penske Automotive Group, Inc.	9,709	464,576
Sally Beauty Holdings, Inc.*	23,982	449,902
Signet Jewelers Ltd. (x)	16,969	959,597
Tiffany & Co.	30,174	3,136,587
Urban Outfitters, Inc.*	22,890	802,523
Williams-Sonoma, Inc. (x)	18,903	977,285

		31,899,726

Textiles, Apparel & Luxury Goods (0.8%)
Hanesbrands, Inc. (x)	195,085	4,079,227
Michael Kors Holdings Ltd.*	37,153	2,338,781
PVH Corp.	21,686	2,975,536
Ralph Lauren Corp. (x)	15,481	1,605,225
Skechers U.S.A., Inc., Class A*	20,664	781,926
Tapestry, Inc.	66,603	2,945,851
Under Armour, Inc., Class A (x)*	14,318	206,609
Under Armour, Inc., Class C (x)*	14,531	193,553
VF Corp.	23,613	1,747,362

		16,874,070

Total Consumer Discretionary		201,566,800

Consumer Staples (3.8%)
Beverages (0.4%)
Brown-Forman Corp., Class A	922	61,995
Brown-Forman Corp., Class B	2,893	198,663
Molson Coors Brewing Co., Class B	100,284	8,230,307

		8,490,965

Food & Staples Retailing (0.2%)
Casey’s General Stores, Inc. (x)	10,612	1,187,907
Rite Aid Corp. (x)*	156,844	308,983
US Foods Holding Corp.*	63,696	2,033,813

		3,530,703

Food Products (2.7%)
B&G Foods, Inc. (x)	167,688	5,894,233
Bunge Ltd.	39,223	2,631,079
Campbell Soup Co.	17,186	826,818
Conagra Brands, Inc.	109,777	4,135,300
Flowers Foods, Inc.	299,211	5,777,764
Hain Celestial Group, Inc. (The)*	28,441	1,205,614
Hershey Co. (The)	3,972	450,862
Hormel Foods Corp.	75,293	2,739,912

Ingredion, Inc.	41,122	5,748,856
JM Smucker Co. (The)	30,676	3,811,186
Kellogg Co.	5,324	361,926
Lamb Weston Holdings, Inc.	31,449	1,775,296
Pilgrim’s Pride Corp.*	1,658	51,497
Pinnacle Foods, Inc.	32,986	1,961,677
Post Holdings, Inc.*	163,137	12,925,345
Seaboard Corp.	75	330,750
TreeHouse Foods, Inc.*	46,410	2,295,439
Tyson Foods, Inc., Class A	78,281	6,346,241

		59,269,795

Household Products (0.0%)
Clorox Co. (The)	5,326	792,189

Personal Products (0.5%)
Coty, Inc., Class A	283,070	5,630,262
Edgewell Personal Care Co.*	62,671	3,722,031
Nu Skin Enterprises, Inc., Class A	10,455	713,345

		10,065,638

Total Consumer Staples		82,149,290

Energy (5.8%)
Energy Equipment & Services (0.7%)
Baker Hughes a GE Co.	119,016	3,765,666
Helmerich & Payne, Inc.	29,587	1,912,504
Nabors Industries Ltd.	89,071	608,355
National Oilwell Varco, Inc.	106,441	3,834,005
Oceaneering International, Inc.	27,315	577,439
Patterson-UTI Energy, Inc.	58,322	1,341,989
RPC, Inc. (x)	1,334	34,057
Transocean Ltd. (x)*	109,967	1,174,448
Weatherford International plc (x)*	246,884	1,029,506

		14,277,969

Oil, Gas & Consumable Fuels (5.1%)
Andeavor	43,640	4,989,798
Antero Resources Corp.*	32,555	618,545
Apache Corp.	101,071	4,267,218
Cabot Oil & Gas Corp.	38,035	1,087,801
Centennial Resource Development, Inc., Class A (x)*	37,942	751,252
Cheniere Energy, Inc.*	19,382	1,043,527
Chesapeake Energy Corp. (x)*	236,087	934,905
Cimarex Energy Co.	75,921	9,263,120
CNX Resources Corp.*	63,728	932,341
Concho Resources, Inc.*	41,721	6,267,328
CONSOL Energy, Inc.*	7,966	314,737
Continental Resources, Inc.*	13,405	710,063
Delek US Energy, Inc.	75,299	2,630,947
Devon Energy Corp.	136,528	5,652,259
Diamondback Energy, Inc.*	102,060	12,885,074
Energen Corp.*	66,438	3,824,836
EQT Corp.	57,069	3,248,367
Extraction Oil & Gas, Inc. (x)*	32,892	470,685
Gulfport Energy Corp.*	39,489	503,880
Hess Corp.	79,237	3,761,380
HollyFrontier Corp.	49,540	2,537,439
Kosmos Energy Ltd.*	64,352	440,811

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA MID CAP VALUE MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

	Number of Shares	Value (Note 1)

Laredo Petroleum, Inc.*	182,056	$1,931,614
Marathon Oil Corp.	237,837	4,026,580
Marathon Petroleum Corp.	136,325	8,994,723
Murphy Oil Corp. (x)	45,724	1,419,730
Newfield Exploration Co.*	177,605	5,599,886
Noble Energy, Inc.	134,854	3,929,646
Parsley Energy, Inc., Class A*	23,756	699,377
PBF Energy, Inc., Class A (x)	30,443	1,079,204
QEP Resources, Inc.*	66,050	632,099
Range Resources Corp.	63,990	1,091,669
RSP Permian, Inc.*	18,079	735,454
SM Energy Co.	31,589	697,485
Southwestern Energy Co. (x)*	141,227	788,047
Targa Resources Corp.	59,221	2,867,481
Whiting Petroleum Corp.*	24,672	653,315
Williams Cos., Inc. (The)	199,558	6,084,522
World Fuel Services Corp.	18,927	532,606
WPX Energy, Inc.*	110,856	1,559,744

		110,459,495

Total Energy		124,737,464

Financials (17.7%)
Banks (7.1%)
Associated Banc-Corp.	42,404	1,077,062
Bank of Hawaii Corp.	11,827	1,013,574
Bank of the Ozarks, Inc.	90,285	4,374,308
BankUnited, Inc.	316,282	12,879,002
BOK Financial Corp. (x)	78,830	7,277,586
CIT Group, Inc.	36,955	1,819,295
Citizens Financial Group, Inc.	138,446	5,811,963
Comerica, Inc.	150,388	13,055,181
Commerce Bancshares, Inc.	26,303	1,468,760
Cullen/Frost Bankers, Inc.	15,930	1,507,775
East West Bancorp, Inc.	37,727	2,294,933
Fifth Third Bancorp	198,670	6,027,648
First Hawaiian, Inc.	14,507	423,314
First Horizon National Corp.	303,626	6,069,484
First Republic Bank	64,179	5,560,469
FNB Corp.	283,174	3,913,465
Huntington Bancshares, Inc.	302,264	4,400,964
IBERIABANK Corp.	57,365	4,445,788
KeyCorp	301,239	6,075,991
M&T Bank Corp.	39,716	6,791,039
MB Financial, Inc.	77,027	3,429,242
PacWest Bancorp	35,493	1,788,847
People’s United Financial, Inc.	95,762	1,790,749
Pinnacle Financial Partners, Inc.	13,608	902,210
Popular, Inc.	123,011	4,365,660
Prosperity Bancshares, Inc.	18,583	1,302,111
Regions Financial Corp.	326,359	5,639,484
Signature Bank*	6,197	850,600
South State Corp.	37,075	3,231,086
Sterling Bancorp	158,029	3,887,513
SunTrust Banks, Inc.	133,624	8,630,774
SVB Financial Group*	23,387	5,467,179
Synovus Financial Corp.	33,241	1,593,574
TCF Financial Corp.	44,274	907,617
Webster Financial Corp.	25,588	1,437,022
Western Alliance Bancorp*	73,770	4,176,857
Zions Bancorp	146,101	7,426,314

		153,114,440

Capital Markets (1.5%)
Affiliated Managers Group, Inc.	15,596	3,201,079
Ameriprise Financial, Inc.	4,231	717,028
BGC Partners, Inc., Class A	49,055	741,221
E*TRADE Financial Corp.*	76,063	3,770,443
Federated Investors, Inc., Class B	19,699	710,740
Interactive Brokers Group, Inc., Class A	19,346	1,145,477
Invesco Ltd.	95,897	3,504,076
Lazard Ltd., Class A	3,448	181,020
Legg Mason, Inc.	17,909	751,820
Morningstar, Inc.	323	31,321
Nasdaq, Inc.	31,898	2,450,723
Northern Trust Corp.	58,480	5,841,567
Raymond James Financial, Inc.	26,657	2,380,470
T. Rowe Price Group, Inc.	55,712	5,845,861
TD Ameritrade Holding Corp.	7,780	397,791

		31,670,637

Consumer Finance (1.1%)
Ally Financial, Inc.	124,800	3,639,168
Credit Acceptance Corp. (x)*	308	99,632
Discover Financial Services	101,795	7,830,071
Navient Corp.	73,776	982,696
OneMain Holdings, Inc.*	17,859	464,155
Santander Consumer USA Holdings, Inc.	40,964	762,750
SLM Corp.*	120,563	1,362,362
Synchrony Financial	220,324	8,506,710

		23,647,544

Diversified Financial Services (0.2%)
Leucadia National Corp.	69,084	1,830,035
Voya Financial, Inc.	47,335	2,341,663

		4,171,698

Insurance (6.9%)
Alleghany Corp.*	4,155	2,476,754
American Financial Group, Inc.	19,614	2,128,904
American National Insurance Co.	2,030	260,348
Arch Capital Group Ltd.*	29,975	2,720,831
Arthur J Gallagher & Co	15,608	987,674
Aspen Insurance Holdings Ltd.	11,285	458,171
Assurant, Inc.	33,822	3,410,610
Assured Guaranty Ltd.	32,761	1,109,615
Athene Holding Ltd., Class A*	29,977	1,550,111
Axis Capital Holdings Ltd.	22,870	1,149,446
Brighthouse Financial, Inc.*	40,775	2,391,046
Brown & Brown, Inc.	120,877	6,220,330
Cincinnati Financial Corp.	43,106	3,231,657
CNA Financial Corp.	7,354	390,130
CNO Financial Group, Inc.	147,578	3,643,701
Enstar Group Ltd.*	11,275	2,263,456
Erie Indemnity Co., Class A	1,830	222,967
Everest Re Group Ltd.	11,335	2,507,982
First American Financial Corp.	30,065	1,684,843
FNF Group	73,194	2,872,133
Hanover Insurance Group, Inc. (The)	39,763	4,297,585

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA MID CAP VALUE MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

	Number of Shares	Value (Note 1)

Hartford Financial Services Group, Inc. (The)	99,925	$5,623,779
Jardine Lloyd Thompson Group plc	205,621	3,861,683
Lancashire Holdings Ltd.	351,471	3,236,353
Lincoln National Corp.	61,470	4,725,199
Loews Corp.	77,892	3,896,937
Markel Corp.*	3,814	4,344,642
Mercury General Corp.	7,480	399,731
Navigators Group, Inc. (The)	67,485	3,286,520
Old Republic International Corp.	68,302	1,460,297
Principal Financial Group, Inc.	74,628	5,265,752
ProAssurance Corp.	14,694	839,762
Reinsurance Group of America, Inc.	95,104	14,829,566
RenaissanceRe Holdings Ltd.	10,381	1,303,750
Torchmark Corp.	32,335	2,933,108
Unum Group	151,526	8,317,262
Validus Holdings Ltd.	157,551	7,392,293
White Mountains Insurance Group Ltd.	1,022	870,008
Willis Towers Watson plc	114,382	17,236,223
WR Berkley Corp.	26,632	1,908,183
XL Group Ltd.	314,320	11,051,490

		148,760,832

Mortgage Real Estate Investment Trusts (REITs) (0.5%)
AGNC Investment Corp. (REIT)	110,878	2,238,627
Annaly Capital Management, Inc. (REIT)	319,522	3,799,117
Chimera Investment Corp. (REIT)	52,379	967,964
MFA Financial, Inc. (REIT)	111,044	879,468
New Residential Investment Corp. (REIT)	85,731	1,532,870
Starwood Property Trust, Inc. (REIT)	71,263	1,521,465
Two Harbors Investment Corp. (REIT)	48,487	788,399

		11,727,910

Thrifts & Mortgage Finance (0.4%)
Nationstar Mortgage Holdings, Inc.*	340,240	6,294,440
New York Community Bancorp, Inc.	133,103	1,733,001
Provident Financial Services, Inc.	40,379	1,089,022
TFS Financial Corp.	15,101	225,609

		9,342,072

Total Financials		382,435,133

Health Care (4.6%)
Biotechnology (0.2%)
Agios Pharmaceuticals, Inc.*	895	51,167
Alnylam Pharmaceuticals, Inc.*	3,192	405,544
Intrexon Corp. (x)*	4,143	47,727
Juno Therapeutics, Inc.*	19,227	878,866
OPKO Health, Inc. (x)*	81,301	398,375

United Therapeutics Corp.*	11,986	1,773,329

		3,555,008

Health Care Equipment & Supplies (1.4%)
Boston Scientific Corp.*	266,283	6,601,156
Cooper Cos., Inc. (The)	3,006	654,947
DENTSPLY SIRONA, Inc.	63,040	4,149,923
Hill-Rom Holdings, Inc.	1,308	110,251
Hologic, Inc.*	33,654	1,438,709
Orthofix International NV*	35,824	1,959,573
STERIS plc	75,257	6,582,730
Teleflex, Inc.	10,529	2,619,826
Zimmer Biomet Holdings, Inc.	56,716	6,843,919

		30,961,034

Health Care Providers & Services (2.0%)
Acadia Healthcare Co., Inc. (x)*	123,050	4,015,122
Brookdale Senior Living, Inc.*	233,645	2,266,357
Cardinal Health, Inc.	88,907	5,447,332
Centene Corp.*	41,558	4,192,371
DaVita, Inc.*	42,767	3,089,916
Envision Healthcare Corp.*	114,269	3,949,137
Laboratory Corp. of America Holdings*	28,742	4,584,636
LifePoint Health, Inc.*	125,439	6,246,861
MEDNAX, Inc.*	25,521	1,363,842
Patterson Cos., Inc.	20,918	755,767
Premier, Inc., Class A*	11,448	334,167
Quest Diagnostics, Inc.	38,251	3,767,341
Universal Health Services, Inc., Class B	24,019	2,722,554
WellCare Health Plans, Inc.*	1,010	203,121

		42,938,524

Life Sciences Tools & Services (0.5%)
Agilent Technologies, Inc.	68,296	4,573,783
Bio-Rad Laboratories, Inc., Class A*	5,849	1,395,981
Bruker Corp.	18,393	631,248
IQVIA Holdings, Inc.*	15,597	1,526,946
PerkinElmer, Inc.	24,775	1,811,548
QIAGEN NV*	42,377	1,310,721

		11,250,227

Pharmaceuticals (0.5%)
Akorn, Inc.*	1,313	42,318
Endo International plc*	62,838	486,995
Mallinckrodt plc*	26,536	598,652
Mylan NV*	149,907	6,342,565
Perrigo Co. plc	37,031	3,227,622

		10,698,152

Total Health Care		99,402,945

Industrials (10.4%)
Aerospace & Defense (1.1%)
Arconic, Inc.	119,968	3,269,128
Hexcel Corp.	8,266	511,252
Huntington Ingalls Industries, Inc.	2,033	479,178
L3 Technologies, Inc.	21,697	4,292,752
Moog, Inc., Class A*	39,693	3,447,337
Orbital ATK, Inc.	16,032	2,108,208

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA MID CAP VALUE MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

	Number of Shares	Value (Note 1)

Spirit AeroSystems Holdings, Inc., Class A	32,601	$2,844,437
Teledyne Technologies, Inc.*	9,748	1,765,850
Textron, Inc.	74,204	4,199,205

		22,917,347

Air Freight & Logistics (0.5%)
Expeditors International of Washington, Inc.	14,881	962,652
Hub Group, Inc., Class A*	177,248	8,490,179
XPO Logistics, Inc.*	8,590	786,758

		10,239,589

Airlines (0.9%)
Alaska Air Group, Inc.	5,848	429,886
Allegiant Travel Co.	26,962	4,172,370
American Airlines Group, Inc.	69,106	3,595,585
Copa Holdings SA, Class A	8,084	1,083,741
JetBlue Airways Corp.*	229,678	5,131,007
Spirit Airlines, Inc.*	19,368	868,655
United Continental Holdings, Inc.*	75,550	5,092,070

		20,373,314

Building Products (0.5%)
Fortune Brands Home & Security, Inc.	3,045	208,400
JELD-WEN Holding, Inc.*	37,930	1,493,304
Lennox International, Inc.	813	169,315
Masco Corp.	31,298	1,375,234
Owens Corning	30,964	2,846,830
Sanwa Holdings Corp.	339,652	4,678,411
USG Corp.*	24,438	942,329

		11,713,823

Commercial Services & Supplies (0.5%)
Atento SA	113,669	1,153,740
Clean Harbors, Inc.*	74,321	4,028,198
Pitney Bowes, Inc.	51,874	579,951
Republic Services, Inc.	64,236	4,342,997
Stericycle, Inc.*	23,088	1,569,753

		11,674,639

Construction & Engineering (0.5%)
AECOM*	43,414	1,612,830
Fluor Corp.	39,101	2,019,567
Granite Construction, Inc.	48,324	3,065,191
Jacobs Engineering Group, Inc.	33,405	2,203,394
Quanta Services, Inc.*	30,831	1,205,800
Valmont Industries, Inc.	6,186	1,025,948

		11,132,730

Electrical Equipment (0.7%)
Acuity Brands, Inc.	3,688	649,088
AMETEK, Inc.	53,054	3,844,823
Generac Holdings, Inc.*	4,141	205,062
Hubbell, Inc.	40,272	5,450,413
Regal Beloit Corp.	12,461	954,513
Sensata Technologies Holding NV (x)*	91,885	4,696,242

		15,800,141

Industrial Conglomerates (0.1%)
Carlisle Cos., Inc.	17,073	1,940,346
Roper Technologies, Inc.	1,517	392,903

		2,333,249

Machinery (3.0%)
AGCO Corp.	18,611	1,329,384
Colfax Corp.*	146,306	5,796,644
Crane Co.	13,964	1,245,868
Cummins, Inc.	30,302	5,352,545
Donaldson Co., Inc.	2,867	140,340
Dover Corp.	38,625	3,900,739
Flowserve Corp.	36,508	1,538,082
Fortive Corp.	8,068	583,720
IDEX Corp.	1,514	199,803
Ingersoll-Rand plc	35,070	3,127,893
ITT, Inc.	24,848	1,326,138
Milacron Holdings Corp.*	215,520	4,125,053
Oshkosh Corp.	20,833	1,893,511
PACCAR, Inc.	96,393	6,851,613
Parker-Hannifin Corp.	17,884	3,569,289
Pentair plc	46,342	3,272,672
Snap-on, Inc.	13,798	2,404,991
SPX FLOW, Inc.*	76,010	3,614,276
Stanley Black & Decker, Inc.	38,642	6,557,161
Terex Corp.	22,421	1,081,141
Timken Co. (The)	19,320	949,578
Trinity Industries, Inc.	42,029	1,574,406
Wabtec Corp.(x)	16,286	1,326,169
Xylem, Inc.	23,992	1,636,254

		63,397,270

Marine (0.4%)
Kirby Corp.*	115,475	7,713,730

Professional Services (0.6%)
Dun & Bradstreet Corp. (The)	31,959	3,784,265
IHS Markit Ltd.*	46,210	2,086,382
ManpowerGroup, Inc.	18,712	2,359,770
Nielsen Holdings plc	99,946	3,638,034

		11,868,451

Road & Rail (1.1%)
AMERCO	1,384	523,027
Avis Budget Group, Inc.*	94,865	4,162,676
Genesee & Wyoming, Inc., Class A*	78,349	6,168,418
Kansas City Southern	29,024	3,053,905
Knight-Swift Transportation Holdings, Inc.	149,867	6,552,186
Old Dominion Freight Line, Inc.	6,428	845,603
Ryder System, Inc.	14,685	1,236,036
Schneider National, Inc., Class B	55,837	1,594,705

		24,136,556

Trading Companies & Distributors (0.4%)
Air Lease Corp.	25,342	1,218,697
Aircastle Ltd.	101,205	2,367,185
MSC Industrial Direct Co., Inc., Class A	7,170	693,052
WESCO International, Inc.*	61,034	4,159,467
WW Grainger, Inc.	878	207,428

		8,645,829

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA MID CAP VALUE MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

	Number of Shares	Value (Note 1)

Transportation Infrastructure (0.1%)
Macquarie Infrastructure Corp.	22,550	$1,447,710

Total Industrials		223,394,378

Information Technology (6.9%)
Communications Equipment (1.5%)
Acacia Communications, Inc. (x)*	79,330	2,874,126
ARRIS International plc*	49,450	1,270,371
CommScope Holding Co., Inc.*	180,239	6,818,441
EchoStar Corp., Class A*	13,195	790,381
Harris Corp.	64,674	9,161,072
Juniper Networks, Inc.	343,275	9,783,337
Motorola Solutions, Inc.	41,403	3,740,347

		34,438,075

Electronic Equipment, Instruments & Components (1.3%)
Arrow Electronics, Inc.*	118,997	9,568,549
Avnet, Inc.	117,426	4,652,418
Dolby Laboratories, Inc., Class A	15,346	951,452
FLIR Systems, Inc.	18,324	854,265
Jabil, Inc.	48,922	1,284,203
Keysight Technologies, Inc.*	242,103	10,071,484
National Instruments Corp.	6,307	262,560
Sanmina Corp.*	45,846	1,512,918
Trimble, Inc.*	14,506	589,524

		29,747,373

Internet Software & Services (0.6%)
Akamai Technologies, Inc.*	46,401	3,017,921
LogMeIn, Inc.	5,384	616,468
Twitter, Inc.*	175,212	4,206,840
VeriSign, Inc. (x)*	35,562	4,069,715
Zillow Group, Inc., Class A*	4,584	186,752
Zillow Group, Inc., Class C (x)*	9,040	369,917

		12,467,613

IT Services (1.2%)
Amdocs Ltd.	40,179	2,630,921
Booz Allen Hamilton Holding Corp.	110,714	4,221,525
Broadridge Financial Solutions, Inc.	20,309	1,839,589
Conduent, Inc.*	53,074	857,676
CoreLogic, Inc.*	9,522	440,012
DST Systems, Inc.	15,384	954,885
Fidelity National Information Services, Inc.	39,615	3,727,375
Leidos Holdings, Inc.	39,707	2,563,881
Sabre Corp.	13,108	268,714
Switch, Inc., Class A	3,407	61,973
Teradata Corp.*	34,157	1,313,678
Vantiv, Inc., Class A*	90,045	6,622,810
WEX, Inc.*	2,264	319,745

		25,822,784

Semiconductors & Semiconductor Equipment (1.2%)
Axcelis Technologies, Inc.*	51,856	1,488,267
Cypress Semiconductor Corp.	84,128	1,282,111
First Solar, Inc.*	22,770	1,537,430
Marvell Technology Group Ltd.	112,509	2,415,568

Microsemi Corp.*	131,033	6,767,854
ON Semiconductor Corp.*	6,717	140,654
Qorvo, Inc.*	16,911	1,126,273
Silicon Motion Technology Corp. (ADR) (x)	105,007	5,561,171
Teradyne, Inc.	80,103	3,353,913
Versum Materials, Inc.	27,637	1,046,060
Xilinx, Inc.	3,866	260,646

		24,979,947

Software (0.7%)
Autodesk, Inc.*	10,557	1,106,690
CA, Inc.	88,098	2,931,901
FireEye, Inc. (x)*	51,303	728,503
Guidewire Software, Inc.*	13,109	973,474
Nuance Communications, Inc.*	80,274	1,312,480
SS&C Technologies Holdings, Inc.	73,559	2,977,668
Synopsys, Inc.*	38,587	3,289,157
Zynga, Inc., Class A*	211,788	847,152

		14,167,025

Technology Hardware, Storage & Peripherals (0.4%)
NetApp, Inc.	11,270	623,456
Western Digital Corp.	71,339	5,673,591
Xerox Corp.	64,191	1,871,168

		8,168,215

Total Information Technology		149,791,032

Materials (4.6%)
Chemicals (2.1%)
Albemarle Corp.	25,070	3,206,202
Ashland Global Holdings, Inc.	17,307	1,232,258
Axalta Coating Systems Ltd.*	270,486	8,752,926
Cabot Corp.	70,396	4,335,690
Celanese Corp.	67,946	7,275,658
CF Industries Holdings, Inc.	65,169	2,772,289
Eastman Chemical Co.	40,710	3,771,374
Huntsman Corp.	28,956	963,945
Mosaic Co. (The)	98,254	2,521,198
NewMarket Corp.	158	62,788
Olin Corp.	46,073	1,639,277
Platform Specialty Products Corp.*	33,492	332,241
RPM International, Inc.	3,166	165,962
Scotts Miracle-Gro Co. (The), Class A	985	105,385
Valvoline, Inc.	57,189	1,433,156
Westlake Chemical Corp.	57,322	6,106,513

		44,676,862

Construction Materials (0.0%)
Martin Marietta Materials, Inc.	1,715	379,084
Vulcan Materials Co.	2,608	334,789

		713,873

Containers & Packaging (0.7%)
AptarGroup, Inc.	13,099	1,130,182
Ardagh Group SA	2,495	52,645
Avery Dennison Corp.	1,421	163,216
Ball Corp.	43,233	1,636,369

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA MID CAP VALUE MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

	Number of Shares	Value (Note 1)

Bemis Co., Inc.	38,553	$1,842,448
Crown Holdings, Inc.*	43,301	2,435,681
Graphic Packaging Holding Co.	26,440	408,498
International Paper Co.	10,401	602,634
Owens-Illinois, Inc.*	10,121	224,383
Sealed Air Corp.	24,646	1,215,048
Sonoco Products Co.	27,394	1,455,717
WestRock Co.	70,710	4,469,578

		15,636,399

Metals & Mining (1.7%)
Alcoa Corp.*	105,518	5,684,255
Commercial Metals Co.	44,300	944,476
Freeport-McMoRan, Inc.*	303,863	5,761,242
Newmont Mining Corp.	149,505	5,609,428
Nucor Corp.	89,793	5,709,039
Reliance Steel & Aluminum Co.	74,194	6,365,104
Royal Gold, Inc.	11,469	941,834
Southern Copper Corp. (x)	2,522	119,669
Steel Dynamics, Inc.	55,923	2,411,959
Tahoe Resources, Inc.	86,208	412,936
United States Steel Corp. (x)	48,732	1,714,879

		35,674,821

Paper & Forest Products (0.1%)
Domtar Corp.	17,360	859,667
Louisiana-Pacific Corp.*	34,238	899,090

		1,758,757

Total Materials		98,460,712

Real Estate (9.8%)
Equity Real Estate Investment Trusts (REITs) (9.3%)
Alexandria Real Estate Equities, Inc. (REIT)	26,731	3,490,801
American Assets Trust, Inc. (REIT)	41,695	1,594,417
American Campus Communities, Inc. (REIT)	156,362	6,415,533
American Homes 4 Rent (REIT), Class A	66,943	1,462,035
Apartment Investment & Management Co. (REIT), Class A	43,577	1,904,751
Apple Hospitality REIT, Inc. (REIT)	58,857	1,154,186
AvalonBay Communities, Inc. (REIT)	38,707	6,905,716
Boston Properties, Inc. (REIT)	36,839	4,790,175
Brandywine Realty Trust (REIT)	48,380	880,032
Brixmor Property Group, Inc. (REIT)	85,420	1,593,937
Camden Property Trust (REIT)	25,387	2,337,127
Colony NorthStar, Inc. (REIT), Class A	292,103	3,332,895
Columbia Property Trust, Inc. (REIT)	34,174	784,293
CoreCivic, Inc. (REIT)	32,950	741,375
Corporate Office Properties Trust (REIT)	143,834	4,199,953

CubeSmart (REIT)	273,389	7,906,409
CyrusOne, Inc. (REIT)	3,038	180,852
DCT Industrial Trust, Inc. (REIT)	26,615	1,564,430
DDR Corp. (REIT)	86,629	776,196
Digital Realty Trust, Inc. (REIT)	13,520	1,539,928
Douglas Emmett, Inc. (REIT)	9,029	370,731
Duke Realty Corp. (REIT)	99,357	2,703,504
Empire State Realty Trust, Inc. (REIT), Class A	35,559	730,026
EPR Properties (REIT)	17,543	1,148,365
Equity Commonwealth (REIT)*	33,698	1,028,126
Equity LifeStyle Properties, Inc. (REIT)	37,300	3,320,446
Essex Property Trust, Inc. (REIT)	18,374	4,434,932
Extra Space Storage, Inc. (REIT)	38,095	3,331,408
Federal Realty Investment Trust (REIT)	12,332	1,637,813
Forest City Realty Trust, Inc. (REIT), Class A	132,671	3,197,371
Gaming and Leisure Properties, Inc. (REIT)	38,105	1,409,885
GGP, Inc. (REIT)	172,373	4,031,804
HCP, Inc. (REIT)	131,302	3,424,356
Healthcare Trust of America, Inc. (REIT), Class A	57,536	1,728,381
Highwoods Properties, Inc. (REIT)	28,421	1,446,913
Hospitality Properties Trust (REIT)	45,494	1,357,996
Host Hotels & Resorts, Inc. (REIT)	204,166	4,052,695
Hudson Pacific Properties, Inc. (REIT)	39,157	1,341,127
Invitation Homes, Inc. (REIT)	81,777	1,927,484
Iron Mountain, Inc. (REIT)	9,243	348,738
iStar, Inc. (REIT) (x)*	348,764	3,941,033
JBG SMITH Properties (REIT)	24,098	836,924
Kilroy Realty Corp. (REIT)	26,962	2,012,713
Kimco Realty Corp. (REIT)	115,533	2,096,924
Lamar Advertising Co. (REIT), Class A	2,524	187,382
Liberty Property Trust (REIT)	41,151	1,769,905
Life Storage, Inc. (REIT)	39,132	3,485,487
Macerich Co. (The) (REIT)	38,282	2,514,362
Medical Properties Trust, Inc. (REIT)	101,401	1,397,306
Mid-America Apartment Communities, Inc. (REIT)	68,296	6,867,846
National Retail Properties, Inc. (REIT)	42,693	1,841,349
Omega Healthcare Investors, Inc. (REIT) (x)	54,360	1,497,074
Outfront Media, Inc. (REIT)	33,238	771,122
Paramount Group, Inc. (REIT)	59,394	941,395
Park Hotels & Resorts, Inc. (REIT)	40,175	1,155,031
Piedmont Office Realty Trust, Inc. (REIT), Class A	40,583	795,833

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA MID CAP VALUE MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

	Number of Shares	Value (Note 1)

Prologis, Inc. (REIT)	148,180	$9,559,091
PS Business Parks, Inc. (REIT)	37,109	4,641,965
Rayonier, Inc. (REIT)	36,074	1,141,021
Realty Income Corp. (REIT)	79,387	4,526,647
Regency Centers Corp. (REIT)	41,694	2,884,391
Retail Properties of America, Inc. (REIT), Class A	64,561	867,700
Senior Housing Properties Trust (REIT)	64,463	1,234,466
SL Green Realty Corp. (REIT)	26,928	2,717,843
Spirit Realty Capital, Inc. (REIT)	129,325	1,109,609
STORE Capital Corp. (REIT)	269,441	7,016,244
Sun Communities, Inc. (REIT)	21,420	1,987,348
Tanger Factory Outlet Centers, Inc. (REIT) (x)	24,222	642,125
Taubman Centers, Inc. (REIT)	8,152	533,385
UDR, Inc. (REIT)	74,112	2,854,794
Uniti Group, Inc. (REIT) (x)	46,334	824,282
Ventas, Inc. (REIT)	99,673	5,981,377
VEREIT, Inc. (REIT)	273,482	2,130,425
Vornado Realty Trust (REIT)	48,091	3,759,754
Weingarten Realty Investors (REIT)	33,634	1,105,550
Welltower, Inc. (REIT)	103,089	6,573,986
Weyerhaeuser Co. (REIT)	209,687	7,393,563
WP Carey, Inc. (REIT)	29,504	2,032,826

		200,157,220

Real Estate Management & Development (0.5%)
CBRE Group, Inc., Class A*	46,081	1,995,768
Howard Hughes Corp. (The)*	9,506	1,247,853
Jones Lang LaSalle, Inc.	48,729	7,257,210
Realogy Holdings Corp.	37,542	994,863

		11,495,694

Total Real Estate		211,652,914

Telecommunication Services (0.4%)
Diversified Telecommunication Services (0.2%)
CenturyLink, Inc.	269,053	4,487,804

Wireless Telecommunication Services (0.2%)
Millicom International Cellular SA (SDR)	56,729	3,831,218
Telephone & Data Systems, Inc.	27,092	753,158
United States Cellular Corp.*	3,840	144,499

		4,728,875

Total Telecommunication Services		9,216,679

Utilities (6.5%)
Electric Utilities (2.6%)
Alliant Energy Corp.	183,837	7,833,294
Avangrid, Inc.	15,843	801,339
Edison International	89,223	5,642,463
Entergy Corp.	50,564	4,115,404
Eversource Energy	89,131	5,631,297
FirstEnergy Corp.	125,037	3,828,633
Fortis, Inc.	47,678	1,748,352
Great Plains Energy, Inc.	149,012	4,804,147

Hawaiian Electric Industries, Inc.	30,321	1,096,104
OGE Energy Corp.	55,812	1,836,773
Pinnacle West Capital Corp.	31,364	2,671,586
PPL Corp.	192,425	5,955,554
Westar Energy, Inc.	39,636	2,092,781
Xcel Energy, Inc.	142,621	6,861,495

		54,919,222

Gas Utilities (0.9%)
Atmos Energy Corp.	28,783	2,472,172
National Fuel Gas Co. (x)	22,512	1,236,134
UGI Corp.	330,696	15,526,177

		19,234,483

Independent Power and Renewable Electricity Producers (0.3%)
AES Corp.	184,987	2,003,409
Calpine Corp.*	100,516	1,520,807
NRG Energy, Inc.	67,174	1,913,116
Vistra Energy Corp.*	67,542	1,237,369

		6,674,701

Multi-Utilities (2.4%)
Ameren Corp.	68,232	4,025,006
CenterPoint Energy, Inc.	120,594	3,420,046
CMS Energy Corp.	78,661	3,720,665
Consolidated Edison, Inc.	86,912	7,383,174
DTE Energy Co.	50,263	5,501,788
MDU Resources Group, Inc.	54,313	1,459,933
NiSource, Inc.	94,447	2,424,454
Public Service Enterprise Group, Inc.	141,967	7,311,301
SCANA Corp.	36,794	1,463,665
Sempra Energy	70,543	7,542,459
Vectren Corp.	23,255	1,512,040
WEC Energy Group, Inc.	88,752	5,895,795

		51,660,326

Water Utilities (0.3%)
American Water Works Co., Inc.	50,176	4,590,602
Aqua America, Inc.	49,759	1,952,046

		6,542,648

Total Utilities		139,031,380

Total Common Stocks (79.9%) (Cost $1,250,244,517)		1,721,838,727

EXCHANGE TRADED FUNDS (ETF):
iShares Core S&P Mid-Cap ETF	3,855	731,602
iShares Morningstar Mid-Cap ETF	4,666	866,196
iShares Morningstar Mid-Cap Growth ETF	3,030	613,484
iShares Morningstar Mid-Cap Value ETF (x)‡	132,937	21,207,440
iShares Russell Mid-Cap ETF	2,905	604,618
iShares Russell Mid-Cap Growth ETF	6,454	778,611

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA MID CAP VALUE MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

	Number of Shares	Value (Note 1)

iShares Russell Mid-Cap Value ETF (x)	754,375	$67,252,530
iShares S&P Mid-Cap 400 Growth ETF (x)	7,260	1,566,926
iShares S&P Mid-Cap 400 Value ETF (x)	359,821	57,610,940
SPDR S&P 400 MidCap Value ETF (x)	23,094	2,374,987
Vanguard Mid-Cap Growth ETF	20,100	2,567,172
Vanguard Mid-Cap Value ETF (x)	509,700	56,867,229

Total Exchange Traded Funds (9.9%) (Cost $89,982,781)		213,041,735

	Number of Rights	Value (Note 1)
RIGHTS:
Information Technology (0.0%)
Electronic Equipment, Instruments & Components (0.0%)
Gerber Scientific, Inc., CVR (r)(x)* (Cost $—)	1,953	—

	Number of Shares	Value (Note 1)
SHORT-TERM INVESTMENTS:
Investment Company (4.9%)
JPMorgan Prime Money Market Fund, IM Shares	105,706,642	105,717,213

	Principal Amount	Value (Note 1)
Repurchase Agreements (2.9%)
Bank of Nova Scotia,
1.35%, dated 12/29/17, due 1/2/18, repurchase price $2,000,300, collateralized by various U.S. Government Treasury Securities, ranging from 3.625%-3.875%, maturing 4/15/29-8/15/43; total market value $2,040,002. (xx)	$2,000,000	2,000,000
Bank of Nova Scotia (The),
1.39%, dated 12/29/17, due 1/2/18, repurchase price $1,800,278, collateralized by various U.S. Government Treasury Securities, ranging from 0.000%-3.750%, maturing 1/11/18-2/15/47; total market value $1,837,510. (xx)	1,800,000	1,800,000
Bank of Nova Scotia (The),
1.39%, dated 12/29/17, due 1/2/18, repurchase price $2,000,309, collateralized by various U.S. Government Treasury Securities, ranging from 0.000%-3.750%, maturing 1/11/18-2/15/47; total market value $2,041,678. (xx)	2,000,000	2,000,000

	Principal Amount	Value (Note 1)

Citigroup Global Markets Ltd.,
1.40%, dated 12/29/17, due 1/2/18, repurchase price $3,500,544, collateralized by various Foreign Government Agency Securities, ranging from 1.625%-2.500%, maturing 3/16/21-7/29/25, U.S. Government Treasury Securities, ranging from 0.875%-7.250%, maturing from 8/15/20-2/15/47; total market value $3,570,000. (xx)	$3,500,000	$3,500,000
Citigroup Global Markets, Inc.,
1.60%, dated 12/29/17, due 1/2/18, repurchase price $1,000,178, collateralized by various Common Stocks; total market value $1,100,000. (xx)	1,000,000	1,000,000
Citigroup Global Markets, Inc.,
1.60%, dated 12/29/17, due 1/2/18, repurchase price $3,000,533, collateralized by various Common Stocks; total market value $3,300,001. (xx)	3,000,000	3,000,000
Deutsche Bank AG,
1.81%, dated 12/29/17, due 1/2/18, repurchase price $4,000,804, collateralized by various Common Stocks, U.S. Government Treasury Securities, ranging from 1.875%-2.250%, maturing 4/30/22-8/15/46; total market value $4,448,885. (xx)	4,000,000	4,000,000
Deutsche Bank AG,
1.81%, dated 12/29/17, due 1/2/18, repurchase price $5,001,006, collateralized by various Common Stocks, U.S. Government Treasury Securities, ranging from 1.875%-2.250%, maturing 4/30/22-8/15/46; total market value $5,561,106. (xx)	5,000,000	5,000,000
Deutsche Bank AG,
1.81%, dated 12/29/17, due 1/2/18, repurchase price $1,400,282, collateralized by various Common Stocks, U.S. Government Treasury Securities, ranging from 1.875%-2.250%, maturing 4/30/22-8/15/46; total market value $1,557,110. (xx)	1,400,000	1,400,000
Deutsche Bank AG,
1.81%, dated 12/29/17, due 1/2/18, repurchase price $2,600,523, collateralized by various Common Stocks, U.S. Government Treasury Securities, ranging from 1.875%-2.250%, maturing 4/30/22-8/15/46; total market value $2,891,775. (xx)	2,600,000	2,600,000

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA MID CAP VALUE MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

	Principal Amount	Value (Note 1)

Deutsche Bank AG,
1.55%, dated 12/29/17, due 1/2/18, repurchase price $4,000,689, collateralized by various Corporate Bonds, ranging from 1.750%-1.875%, maturing 9/5/19-4/14/22, Foreign Government Agency Securities, ranging from 1.875%-2.000%, maturing 3/15/19-5/2/25; total market value $4,080,003. (xx)	$4,000,000	$4,000,000
Macquarie Bank Ltd.,
1.42%, dated 12/29/17, due 1/2/18, repurchase price $2,000,316, collateralized by various U.S. Government Treasury Securities, ranging from 0.000%-3.750%, maturing 1/4/18-11/15/47; total market value $2,040,900. (xx)	2,000,000	2,000,000
NBC Global Finance Ltd.,
1.59%, dated 12/29/17, due 1/2/18, repurchase price $6,801,201, collateralized by various Common Stocks; total market value $7,564,501. (xx)	6,800,000	6,800,000
NBC Global Finance Ltd.,
1.59%, dated 12/29/17, due 1/2/18, repurchase price $4,200,742, collateralized by various Common Stocks; total market value $4,672,192. (xx)	4,200,000	4,200,000
NBC Global Finance Ltd.,
1.59%, dated 12/29/17, due 1/2/18, repurchase price $4,400,777, collateralized by various Common Stocks; total market value $4,894,677. (xx)	4,400,000	4,400,000
RBS Securities, Inc.,
1.37%, dated 12/29/17, due 1/2/18, repurchase price $4,049,170, collateralized by various U.S. Government Treasury Securities, ranging from 1.750%-1.875%, maturing 2/28/22-9/30/22; total market value $4,129,549. (xx)	4,048,553	4,048,553
Societe Generale SA,
1.32%, dated 12/29/17, due 1/5/18, repurchase price $1,000,257, collateralized by various U.S. Government Treasury Securities, ranging from 0.000%-8.125%, maturing 2/28/19-2/15/44; total market value $1,020,000. (xx)	1,000,000	1,000,000

Societe Generale SA,
1.32%, dated 12/29/17, due 1/5/18, repurchase price $10,002,567, collateralized by various U.S. Government Treasury Securities, ranging from 0.000%-3.000%, maturing 11/15/21-11/15/46; total market value $10,200,003. (xx)	$10,000,000	$10,000,000

Total Repurchase Agreements		62,748,553

Total Short-Term Investments (7.8%) (Cost $168,462,565)		168,465,766

Total Investments in Securities (97.6%) (Cost $1,508,689,863)		2,103,346,228
Other Assets Less Liabilities (2.4%)		52,106,292

Net Assets (100%)		$2,155,452,520

*	Non-income producing.
‡	All, or a portion, of the security is an affiliated company as defined under the Investment Company Act of 1940.
(r)	Value determined using significant unobservable inputs.
(x)	All or a portion of security is on loan at December 31, 2017.
(xx)	At December 31, 2017, the Portfolio had loaned securities with a total value of $61,808,539. This was secured by cash collateral of $62,748,553 which was subsequently invested in joint repurchase agreements with a total value of $62,748,553, as detailed in the Notes to the Financial Statements, for which the Portfolio has a proportionate interest as reported in the Portfolio of Investments as Repurchase Agreements, and $954,809 collateralized by various U.S. Government Treasury Securities, ranging from 0.000% - 8.000%, maturing 1/4/18 - 11/15/46.

Glossary:

ADR	— American Depositary Receipt
CVR	— Contingent Value Right
JPY	— Japanese Yen
SDR	— Swedish Depositary Receipt
USD	— United States Dollar

Investments in companies which were affiliates for the year ended December 31, 2017, were as follows:

Security Description	Shares at December 31, 2017	Market Value December 31, 2016 ($)	Purchases at Cost ($)	Proceeds from Sales ($)	Net Realized Gain (Loss) ($)	Change in Unrealized Appreciation/ (Depreciation) ($)	Market Value December 31, 2017 ($)	Dividend/ Interest Income ($)	Capital Gain Distributions ($)
iShares Morningstar Mid-Cap Value ETF	132,937	19,194,773	—	—	—	2,012,667	21,207,440	396,485	—

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA MID CAP VALUE MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

Futures contracts outstanding as of December 31, 2017 (Note 1):

Description	Number of Contracts	Expiration Date	Trading Currency	Notional Amount ($)	Value and Unrealized Appreciation (Depreciation) ($)
Long Contracts
Russell 2000 E-Mini Index	620	03/2018	USD	47,631,500	386,189
S&P 500 E-Mini Index	357	03/2018	USD	47,766,600	502,216
S&P Midcap 400 E-Mini Index	502	03/2018	USD	95,500,480	596,029

					1,484,434

Forward foreign currency exchange contracts outstanding as of December 31, 2017 (Note 1):

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation) ($)
USD	4,108	JPY	462,469	Morgan Stanley	01/09/2018	2

Total unrealized appreciation						2

USD	4,097	JPY	462,605	JPMorgan Chase Bank	01/04/2018	(9)

Total unrealized depreciation						(9)

Net unrealized depreciation						(7)

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2017:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)		Total
Assets:
Common Stocks
Consumer Discretionary	$201,566,800	$—	$—		$201,566,800
Consumer Staples	82,149,290	—	—		82,149,290
Energy	124,737,464	—	—		124,737,464
Financials	375,337,097	7,098,036	—		382,435,133
Health Care	99,402,945	—	—		99,402,945
Industrials	218,715,967	4,678,411	—		223,394,378
Information Technology	149,791,032	—	—		149,791,032
Materials	98,460,712	—	—		98,460,712
Real Estate	211,652,914	—	—		211,652,914
Telecommunication Services	5,385,461	3,831,218	—		9,216,679
Utilities	139,031,380	—	—		139,031,380
Exchange Traded Funds	213,041,735	—	—		213,041,735
Forward Currency Contracts	—	2	—		2
Futures	1,484,434	—	—		1,484,434
Rights
Information Technology	—	—	—	(a)	—	(a)

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA MID CAP VALUE MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Short-Term Investments
Investment Company	$105,717,213	$—	$—	$105,717,213
Repurchase Agreements	—	62,748,553	—	62,748,553

Total Assets	$2,026,474,444	$78,356,220	$—	$2,104,830,664

Liabilities:
Forward Currency Contracts	$—	$(9)	$—	$(9)

Total Liabilities	$—	$(9)	$—	$(9)

Total	$2,026,474,444	$78,356,211	$—	$2,104,830,655

(a)	Value is zero.

There were no transfers between Levels 1, 2 or 3 during the year ended December 31, 2017.

Fair Values of Derivative Instruments as of December 31, 2017:

	Statement of Assets and Liabilities
Derivatives Not Accounted for as Hedging Instrument^	Asset Derivatives	Fair Value
Equity contracts	Receivables, Net assets – Unrealized appreciation	$1,484,434	*
Foreign exchange contracts	Receivables	2

Total		$1,484,436

	Liability Derivatives
Foreign exchange contracts	Payables	$(9)

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Portfolio of Investments. Only variation margin is reported within the Statement of Assets & Liabilities.

The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2017:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instrument^	Futures	Forward Foreign Currency Contracts	Total
Equity contracts	$27,037,764	$—	$27,037,764
Foreign exchange contracts	—	2,683	2,683

Total	$27,037,764	$2,683	$27,040,447

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA MID CAP VALUE MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

Amount of Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instrument^	Futures	Forward Foreign Currency Contracts	Total
Equity contracts	$2,403,980	$—	$2,403,980
Foreign exchange contracts	—	(58)	(58)

Total	$2,403,980	$(58)	$2,403,922

^ The Portfolio held forward foreign currency contracts and futures contracts as a substitute for investing in conventional securities, hedging and in an attempt to enhance returns.

The Portfolio held forward foreign currency contracts with an average settlement value of approximately $46,000 for four months during the year ended December 31, 2017 and futures contracts with an average notional balance of approximately $200,383,000 during the year ended December 31, 2017.

The following table presents the Portfolio’s gross derivative assets and liabilities by counterparty net of amounts available for offset under netting arrangements and any related collateral received or pledged by the Portfolio as of December 31, 2017:

Counterparty	Gross Amount of Derivative Assets Presented in the Statement of Assets and Liabilities (a)	Derivatives Available for Offset	Collateral Received	Net Amount Due from Counterparty
Morgan Stanley	$2	$—	$—	$2

Total	$2	$—	$—	$2

Counterparty	Gross Amount of Derivative Liabilities Presented in the Statement of Assets and Liabilities (a)	Derivatives Available for Offset	Collateral Pledged	Net Amount Due to Counterparty
JPMorgan Chase Bank	$9	$—	$—	$9

Total	$9	$—	$—	$9

(a)	For financial reporting purposes the Portfolio does not offset derivative assets and derivative liabilities subject to master netting arrangements in the Statement of Assets and Liabilities.

Investment security transactions for the year ended December 31, 2017 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities (affiliated 43%)*	$359,835,548
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities (affiliated 26%)*	$542,514,112

* During the year ended December 31, 2017, the Portfolio engaged in purchases and sales of securities pursuant to Rule 17a-7 of the 1940 Act (amount is percentage of total Purchases and/or Sales).

As of December 31, 2017, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments in securities and derivative instruments, if applicable, for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$669,836,224
Aggregate gross unrealized depreciation	(89,014,448)

Net unrealized appreciation	$580,821,776

Federal income tax cost of investments in securities and derivative instruments, if applicable	$1,524,008,879

For the year ended December 31, 2017, the Portfolio incurred approximately $3,616 as brokerage commissions with Sanford C. Bernstein & Co., LLC, an affiliated broker/dealer.

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA MID CAP VALUE MANAGED VOLATILITY PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2017

ASSETS
Investments in Securities, at value (x):
Affiliated Issuers (Cost $12,432,552)	$21,207,440
Unaffiliated Issuers (Cost $1,433,508,758)	2,019,390,235
Repurchase Agreements (Cost $62,748,553)	62,748,553
Cash	107,698,306
Cash held as collateral at broker	6,492,400
Dividends, interest and other receivables	3,174,405
Receivable for securities sold	1,194,575
Securities lending income receivable	79,967
Unrealized appreciation on forward foreign currency contracts	2
Other assets	9,429

Total assets	2,221,995,312

LIABILITIES
Payable for return of collateral on securities loaned	62,748,553
Due to broker for futures variation margin	1,161,566
Investment management fees payable	977,129
Payable for securities purchased	813,099
Distribution fees payable – Class IB	403,575
Administrative fees payable	222,034
Distribution fees payable – Class IA	50,305
Trustees’ fees payable	5,892
Unrealized depreciation on forward foreign currency contracts	9
Accrued expenses	160,630

Total liabilities	66,542,792

NET ASSETS	$2,155,452,520

Net assets were comprised of:
Paid in capital	$1,559,111,009
Accumulated undistributed net investment income (loss)	471,149
Accumulated undistributed net realized gain (loss)	(271,393)
Net unrealized appreciation (depreciation)	596,141,755

Net assets	$2,155,452,520

Class IA
Net asset value, offering and redemption price per share, $237,396,478 / 13,285,050 shares outstanding (unlimited amount authorized: $0.01 par value)	$17.87

Class IB
Net asset value, offering and redemption price per share, $1,899,152,743 / 107,260,321 shares outstanding (unlimited amount authorized: $0.01 par value)	$17.71

Class K
Net asset value, offering and redemption price per share, $18,903,299 / 1,057,802 shares outstanding (unlimited amount authorized: $0.01 par value)	$17.87

(x)	Includes value of securities on loan of $61,808,539.

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2017

INVESTMENT INCOME
Dividends ($396,485 of dividend income received from affiliates) (net of $61,423 foreign withholding tax)	$37,963,563
Interest	569,006
Securities lending (net)	870,754

Total income	39,403,323

EXPENSES
Investment management fees	11,576,442
Distribution fees – Class IB	4,708,923
Administrative fees	2,629,832
Distribution fees – Class IA	579,048
Printing and mailing expenses	179,433
Custodian fees	169,999
Professional fees	128,034
Trustees’ fees	50,534
Miscellaneous	55,595

Total expenses	20,077,840

NET INVESTMENT INCOME (LOSS)	19,325,483

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Investments in securities	101,836,342
Net distributions of realized gain received from underlying funds	19,294
Futures contracts	27,037,764
Forward foreign currency contracts	2,683
Foreign currency transactions	(21,597)

Net realized gain (loss)	128,874,486

Change in unrealized appreciation (depreciation) on:
Investments in securities ($2,012,667 of change in unrealized appreciation (depreciation) from affiliates)	97,645,260
Futures contracts	2,403,980
Forward foreign currency contracts	(58)
Foreign currency translations	3,075

Net change in unrealized appreciation (depreciation)	100,052,257

NET REALIZED AND UNREALIZED GAIN (LOSS)	228,926,743

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$248,252,226

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA MID CAP VALUE MANAGED VOLATILITY PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2017	2016
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$19,325,483	$17,551,117
Net realized gain (loss)	128,874,486	109,853,901
Net change in unrealized appreciation (depreciation)	100,052,257	205,243,763

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	248,252,226	332,648,781

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income
Class IA	(2,148,226)	(1,907,100)
Class IB	(17,414,618)	(15,824,675)
Class K	(213,040)	(199,341)

	(19,775,884)	(17,931,116)

Distributions from net realized capital gains
Class IA	(14,827,402)	(720,645)
Class IB	(120,306,484)	(6,039,028)
Class K	(1,175,122)	(58,287)

	(136,309,008)	(6,817,960)

TOTAL DIVIDENDS AND DISTRIBUTIONS	(156,084,892)	(24,749,076)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 306,438 and 293,126 shares, respectively ]	5,446,726	4,584,527
Capital shares issued in reinvestment of dividends and distributions [ 968,009 and 152,403 shares, respectively ]	16,975,628	2,627,745
Capital shares repurchased [ (1,331,367) and (1,666,686) shares, respectively ]	(23,839,117)	(25,840,099)

Total Class IA transactions	(1,416,763)	(18,627,827)

Class IB
Capital shares sold [ 1,556,704 and 2,474,319 shares, respectively ]	27,608,422	38,466,858
Capital shares issued in reinvestment of dividends and distributions [ 7,925,238 and 1,278,900 shares, respectively ]	137,721,102	21,863,703
Capital shares repurchased [ (14,027,822) and (15,630,630) shares, respectively ]	(248,711,984)	(239,615,452)

Total Class IB transactions	(83,382,460)	(179,284,891)

Class K
Capital shares sold [ 102,138 and 217,200 shares, respectively ]	1,818,490	3,427,521
Capital shares issued in reinvestment of dividends and distributions [ 79,145 and 14,945 shares, respectively ]	1,388,162	257,628
Capital shares repurchased [ (202,599) and (231,321) shares, respectively ]	(3,641,094)	(3,696,916)

Total Class K transactions	(434,442)	(11,767)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	(85,233,665)	(197,924,485)

TOTAL INCREASE (DECREASE) IN NET ASSETS	6,933,669	109,975,220
NET ASSETS:
Beginning of year	2,148,518,851	2,038,543,631

End of year (a)	$2,155,452,520	$2,148,518,851

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$471,149	$1,222,300

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA MID CAP VALUE MANAGED VOLATILITY PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class IA	2017		2016	2015	2014	2013
Net asset value, beginning of year	$17.15		$14.74	$15.41	$13.98	$10.56

Income (loss) from investment operations:
Net investment income (loss) (e)	0.16	##	0.13	0.10	0.08	0.06
Net realized and unrealized gain (loss)	1.91		2.47	(0.65)	1.44	3.43

Total from investment operations	2.07		2.60	(0.55)	1.52	3.49

Less distributions:
Dividends from net investment income	(0.17)		(0.14)	(0.12)	(0.09)	(0.07)
Distributions from net realized gains	(1.18)		(0.05)	—	—	—

Total dividends and distributions	(1.35)		(0.19)	(0.12)	(0.09)	(0.07)

Net asset value, end of year	$17.87		$17.15	$14.74	$15.41	$13.98

Total return	12.32%		17.69%	(3.54)%	10.87%	33.02%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$237,396		$228,814	$214,698	$244,859	$243,066
Ratio of expenses to average net assets:
After waivers and reimbursements (f)	0.94%		0.94%	0.94%	0.95%	0.97%
After waivers, reimbursements and fees paid indirectly (f)	0.94%		0.94%	0.94%	0.95%	0.97%
Before waivers, reimbursements and fees paid indirectly (f)	0.94%		0.95%	0.94%	0.95%	0.97%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (f)	0.91	%(aa)	0.86%	0.64%	0.51%	0.47%
After waivers, reimbursements and fees paid indirectly (f)	0.91	%(aa)	0.86%	0.64%	0.51%	0.47%
Before waivers, reimbursements and fees paid indirectly (f)	0.91	%(aa)	0.86%	0.64%	0.51%	0.47%
Portfolio turnover rate^	19%		23%	38%	26%	38%

	Year Ended December 31,
Class IB	2017		2016	2015	2014	2013
Net asset value, beginning of year	$17.00		$14.62	$15.28	$13.86	$10.47

Income (loss) from investment operations:
Net investment income (loss) (e)	0.16	##	0.13	0.10	0.07	0.06
Net realized and unrealized gain (loss)	1.90		2.44	(0.64)	1.44	3.40

Total from investment operations	2.06		2.57	(0.54)	1.51	3.46

Less distributions:
Dividends from net investment income	(0.17)		(0.14)	(0.12)	(0.09)	(0.07)
Distributions from net realized gains	(1.18)		(0.05)	—	—	—

Total dividends and distributions	(1.35)		(0.19)	(0.12)	(0.09)	(0.07)

Net asset value, end of year	$17.71		$17.00	$14.62	$15.28	$13.86

Total return	12.37%		17.62%	(3.52)%	10.88%	33.01%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$1,899,153		$1,901,200	$1,807,950	$2,086,343	$2,119,517
Ratio of expenses to average net assets:
After waivers and reimbursements (f)	0.94%		0.94%	0.94%	0.95%	0.97%
After waivers, reimbursements and fees paid indirectly (f)	0.94%		0.94%	0.94%	0.95%	0.97%
Before waivers, reimbursements and fees paid indirectly (f)	0.94%		0.95%	0.94%	0.95%	0.97%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (f)	0.90	%(bb)	0.86%	0.64%	0.51%	0.49%
After waivers, reimbursements and fees paid indirectly (f)	0.90	%(bb)	0.86%	0.64%	0.51%	0.49%
Before waivers, reimbursements and fees paid indirectly (f)	0.90	%(bb)	0.85%	0.64%	0.51%	0.49%
Portfolio turnover rate^	19%		23%	38%	26%	38%

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA MID CAP VALUE MANAGED VOLATILITY PORTFOLIO

FINANCIAL HIGHLIGHTS (Continued)

	Year Ended December 31,
Class K	2017		2016	2015	2014	2013
Net asset value, beginning of year	$17.15		$14.74	$15.41	$13.98	$10.56

Income (loss) from investment operations:
Net investment income (loss) (e)	0.21	##	0.17	0.14	0.11	0.09
Net realized and unrealized gain (loss)	1.91		2.48	(0.65)	1.45	3.43

Total from investment operations	2.12		2.65	(0.51)	1.56	3.52

Less distributions:
Dividends from net investment income	(0.22)		(0.19)	(0.16)	(0.13)	(0.10)
Distributions from net realized gains	(1.18)		(0.05)	—	—	—

Total dividends and distributions	(1.40)		(0.24)	(0.16)	(0.13)	(0.10)

Net asset value, end of year	$17.87		$17.15	$14.74	$15.41	$13.98

Total return	12.59%		17.99%	(3.30)%	11.14%	33.35%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$18,903		$18,505	$15,896	$18,105	$15,579
Ratio of expenses to average net assets:
After waivers and reimbursements (f)	0.69%		0.69%	0.69%	0.70%	0.72%
After waivers, reimbursements and fees paid indirectly (f)	0.69%		0.69%	0.69%	0.70%	0.72%
Before waivers, reimbursements and fees paid indirectly (f)	0.69%		0.70%	0.69%	0.70%	0.72%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (f)	1.15	%(cc)	1.12%	0.89%	0.77%	0.73%
After waivers, reimbursements and fees paid indirectly (f)	1.15	%(cc)	1.12%	0.89%	0.77%	0.73%
Before waivers, reimbursements and fees paid indirectly (f)	1.15	%(cc)	1.11%	0.89%	0.77%	0.73%
Portfolio turnover rate^	19%		23%	38%	26%	38%
##	Includes income resulting from a special dividend. Without this dividend, the per share income amounts would be $0.14, $0.14 and $0.19 for Class IA, Class IB and Class K, respectively.
^	Portfolio turnover rate excludes derivatives, if any.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.
(aa)	Includes income resulting from a special dividend. Without this dividend, the ratios for Class IA would be 0.81% for income after waivers and reimbursements, 0.81% for income after waivers, reimbursements and fees paid indirectly, and 0.81% for income before waivers, reimbursements.
(bb)	Includes income resulting from a special dividend. Without this dividend, the ratios for Class IB would be 0.80% for income after waivers and reimbursements, 0.80% for income after waivers, reimbursements and fees paid indirectly, and 0.80% for income before waivers, reimbursements.
(cc)	Includes income resulting from a special dividend. Without this dividend, the ratios for Class K would be 1.05% for income after waivers and reimbursements, 1.05% for income after waivers, reimbursements and fees paid indirectly, and 1.05% for income before waivers, reimbursements.

See Notes to Financial Statements.

AXA/AB DYNAMIC AGGRESSIVE GROWTH PORTFOLIO (Unaudited)

INVESTMENT MANAGER

➢	AXA Equitable Funds Management Group, LLC

INVESTMENT SUB-ADVISER

➢	AllianceBernstein L.P.

PERFORMANCE RESULTS

Total Returns as of 12/31/17
Since Incept.
Portfolio – Class IB Shares*	2.73%
Portfolio – Class K Shares*	2.76
AXA/AB Dynamic Aggressive Growth Index	2.95
S&P 500® Index	3.73
Bloomberg Barclays U.S. Intermediate Government Bond Index	(0.12)
* Date of inception 11/13/17. Returns for periods less than one year are not annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned 2.73% for the period ended December 31, 2017. This compares to the returns of the following benchmarks over the same period: the AXA/AB Dynamic Aggressive Growth Index, the S&P 500® Index and the Bloomberg Barclays U.S. Intermediate Government Bond Index, which returned 2.95%, 3.73% and (0.12)%, respectively.

Portfolio Highlights

This Portfolio began trading in November 2017 and lacks a meaningful track record.

The Portfolio held futures as a substitute for investing in conventional securities, hedging and in an attempt to enhance returns, and had a minimal impact on performance relative to the index.

Portfolio Positioning and Outlook — AllianceBernstein L.P.

The team believes that global growth is more broad-based and the low-volatility environment should persist. The team is monitoring risks that may send risk higher; among these are uncertainty around U.S. tax policy and its ramifications and geopolitical risks. The team will make adjustments to Portfolio positioning as conditions warrant.

Sector Weightings as of December 31, 2017	% of Net Assets
Exchange Traded Funds	59.4%
U.S. Treasury Obligations	35.0
Investment Company	0.9
Cash and Other	4.7

100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees (in the case of Class IB shares of the Portfolio), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2017 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these

AXA/AB DYNAMIC AGGRESSIVE GROWTH PORTFOLIO (Unaudited)

transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

Please note that while the Portfolio commenced operations on November 13, 2017, the ‘Hypothetical expenses paid during the period’ reflect projected activity for the full six months for the purpose of comparability.

EXAMPLE

	Beginning Account Value 7/1/17†	Ending Account Value 12/31/17	Expenses Paid During Period* 7/1/17 - 12/31/17
Class IB
Actual	$1,000.00	$1,027.27	$1.51
Hypothetical (5% average annual return before expenses)	1,000.00	1,019.51	5.76
Class K
Actual	1,000.00	1,027.61	1.17
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.78	4.47

†  Commenced operations on November 13, 2017.

*  Expenses are equal to the Portfolio’s Class IB and Class K shares annualized expense ratios of 1.13% and 0.88%, respectively, multiplied by the average account value over the period, and multiplied by 184/365 for the hypothetical example (to reflect the one-half year period), and multiplied by 48/365 for the actual example (to reflect the actual number of days the Portfolio was in operation in the period).

EQ ADVISORS TRUST

AXA/AB DYNAMIC AGGRESSIVE GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2017

	Number of Shares	Value (Note 1)

EXCHANGE TRADED FUNDS (ETF):
iShares Core S&P 500 ETF	5,456	$1,466,846
iShares MSCI EAFE ETF	13,950	980,825
SPDR S&P 500 ETF Trust	5,526	1,474,668
SPDR S&P MidCap 400 ETF Trust	1,479	510,861
Vanguard S&P 500 ETF	6,015	1,475,419
Vanguard Small-Cap ETF	1,365	201,747

Total Exchange Traded Funds (59.4%) (Cost $5,939,661)		6,110,366

SHORT-TERM INVESTMENTS:
Investment Company (0.9%)
JPMorgan Prime Money Market Fund, IM Shares	89,622	89,631

	Principal Amount	Value (Note 1)
U.S. Treasury Obligations (35.0%)
U.S. Treasury Bills 1.18%, 2/8/18 (p)	$3,600,000	3,595,394

Total Short-Term Investments (35.9%) (Cost $3,685,056)		$3,685,025

Total Investments in Securities (95.3%) (Cost $9,624,717)		9,795,391
Other Assets Less Liabilities (4.7%)		482,970

Net Assets (100%)		$10,278,361

(p)	Yield to maturity.

Glossary:

AUD	— Australian Dollar
CHF	— Swiss Franc
EUR	— European Currency Unit
GBP	— British Pound
JPY	— Japanese Yen
NOK	— Norwegian Krone
USD	— United States Dollar

Futures contracts outstanding as of December 31, 2017 (Note 1):

Description	Number of Contracts	Expiration Date	Trading Currency	Notional Amount ($)	Value and Unrealized Appreciation (Depreciation) ($)
Long Contracts
EURO STOXX 50 Index	20	3/2018	EUR	838,215	(20,552)
FTSE 100 Index	5	3/2018	GBP	515,622	13,043
Russell 2000 E-Mini Index	4	3/2018	USD	307,300	3,374
SPI 200 Index	3	3/2018	AUD	352,283	331
TOPIX Index	5	3/2018	JPY	806,301	15,161
U.S. Treasury 10 Year Note	4	3/2018	USD	496,188	(2,748)
U.S. Treasury 2 Year Note	2	3/2018	USD	428,219	(627)
U.S. Treasury 5 Year Note	2	3/2018	USD	232,328	(1,260)

					6,722

Forward foreign currency contracts outstanding as of December 31, 2017 (Note 1):

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation) ($)
AUD	30,987	USD	23,514	JPMorgan Chase Bank	3/14/2018	660
CHF	20,677	USD	21,156	JPMorgan Chase Bank	3/14/2018	170
EUR	433,258	USD	509,112	JPMorgan Chase Bank	3/14/2018	12,913
GBP	269,303	USD	355,542	JPMorgan Chase Bank	3/14/2018	8,897
JPY	89,718,835	USD	795,078	JPMorgan Chase Bank	3/14/2018	3,982
NOK	491,330	USD	58,888	JPMorgan Chase Bank	3/14/2018	1,071
USD	105,138	JPY	11,779,125	JPMorgan Chase Bank	3/14/2018	230

Total unrealized appreciation						27,923

USD	45,812	AUD	60,372	JPMorgan Chase Bank	3/14/2018	(1,287)
USD	30,136	CHF	29,741	JPMorgan Chase Bank	3/14/2018	(539)
USD	316,647	EUR	267,826	JPMorgan Chase Bank	3/14/2018	(6,051)

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/AB DYNAMIC AGGRESSIVE GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation) ($)
USD	262,809	GBP	196,568	JPMorgan Chase Bank	3/14/2018	(3,200)

Total unrealized depreciation						(11,077)

Net unrealized appreciation						16,846

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2017:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Exchange Traded Funds	$6,110,366	$—	$—	$6,110,366
Forward Currency Contracts	—	27,923	—	27,923
Futures	31,909	—	—	31,909
Short-Term Investments
Investment Company	89,631	—	—	89,631
U.S. Treasury Obligations	—	3,595,394	—	3,595,394

Total Assets	$6,231,906	$3,623,317	$—	$9,855,223

Liabilities:
Forward Currency Contracts	$—	$(11,077)	$—	$(11,077)
Futures	(25,187)	—	—	(25,187)

Total Liabilities	$(25,187)	$(11,077)	$—	$(36,264)

Total	$6,206,719	$3,612,240	$—	$9,818,959

There were no transfers between Levels 1, 2 or 3 during period ended December 31, 2017.

Fair Values of Derivative Instruments as of December 31, 2017:

	Statement of Assets and Liabilities
Derivatives Not Accounted for as Hedging Instrument^	Asset Derivatives	Fair Value
Foreign exchange contracts	Receivables	$27,923
Equity contracts	Receivables, Net assets – Unrealized appreciation	31,909	*

Total		$59,832

	Liability Derivatives
Foreign exchange contracts	Payables	$(11,077)
Equity contracts	Payables, Net assets – Unrealized depreciation	(20,552	)*
Interest rate contracts	Payables, Net assets – Unrealized depreciation	(4,635	)*

Total		$(36,264)

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Portfolio of Investments. Only variation margin is reported within the Statement of Assets & Liabilities.

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/AB DYNAMIC AGGRESSIVE GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

The Effect of Derivative Instruments on the Statement of Operations for the period ended December 31, 2017:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instrument^	Futures
Interest rate contracts	$1,176
Equity contracts	50,550

Total	$51,726

Amount of Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instrument^	Futures	Forward Foreign Currency Contracts	Total
Interest rate contracts	$(4,635)	$—	$(4,635)
Foreign exchange contracts	—	16,846	16,846
Equity contracts	11,357	—	11,357

Total	$6,722	$16,846	$23,568

^ The Portfolio held forward foreign currency contracts and futures contracts as a substitute for investing in conventional securities, hedging and in an attempt to enhance returns.

The Portfolio held forward foreign currency contracts with an average settlement value of approximately $2,110,000 and futures contracts with an average notional balance of approximately $ 4,273,000 for two months during the period ended December 31, 2017.

The following table presents the Portfolio’s gross derivative assets and liabilities by counterparty net of amounts available for offset under netting arrangements and any related collateral received or pledged by the Portfolio as of December 31, 2017:

Counterparty	Gross Amount of Derivative Assets Presented in the Statement of Assets and Liabilities (a)	Derivatives Available for Offset	Collateral Received	Net Amount Due from Counterparty
JPMorgan Chase Bank	$27,923	$(11,077)	$—	$16,846

Total	$27,923	$(11,077)	$—	$16,846

Counterparty	Gross Amount of Derivative Liabilities Presented in the Statement of Assets and Liabilities (a)	Derivatives Available for Offset	Collateral Pledged	Net Amount Due to Counterparty
JPMorgan Chase Bank	$11,077	$(11,077)	$—	$—

Total	$11,077	$(11,077)	$—	$—

(a)	For financial reporting purposes the Portfolio does not offset derivative assets and derivative liabilities subject to master netting arrangements in the Statement of Assets and Liabilities.

Investment security transactions for the period ended December 31, 2017 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$5,939,661
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$—

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/AB DYNAMIC AGGRESSIVE GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

As of December 31, 2017, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments in securities and derivative instruments, if applicable, for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$223,560
Aggregate gross unrealized depreciation	(37,394)

Net unrealized appreciation	$186,166

Federal income tax cost of investments in securities and derivative instruments, if applicable	$9,632,793

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/AB DYNAMIC AGGRESSIVE GROWTH PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2017

ASSETS
Investments in Securities, at value (Cost $9,624,717)	$9,795,391
Cash	298,813
Due from broker for futures variation margin	132,256
Deferred offering costs	50,846
Receivable from investment manager	37,327
Unrealized appreciation on forward foreign currency contracts	27,923
Dividends, interest and other receivables	9,805
Receivable for securities sold	1,188
Securities lending income receivable	77

Total assets	10,353,626

LIABILITIES
Unrealized depreciation on forward foreign currency contracts	11,077
Distribution fees payable – Class IB	22
Accrued expenses	64,166

Total liabilities	75,265

NET ASSETS	$10,278,361

Net assets were comprised of:
Paid in capital	$10,028,945
Accumulated undistributed net investment income (loss)	1,744
Accumulated undistributed net realized gain (loss)	51,728
Net unrealized appreciation (depreciation)	195,944

Net assets	$10,278,361

Class IB
Net asset value, offering and redemption price per share, $102,750 / 10,032 shares outstanding (unlimited amount authorized: $0.01 par value)	$10.24

Class K
Net asset value, offering and redemption price per share, $10,175,611 / 993,488 shares outstanding (unlimited amount authorized: $0.01 par value)	$10.24

STATEMENT OF OPERATIONS

For the Period Ended December 31, 2017*

INVESTMENT INCOME
Dividends	$36,191
Interest	6,601
Securities lending (net)	77

Total income	42,869

EXPENSES
Professional fees	48,765
Investment management fees	10,030
Custodian fees	7,500
Offering costs	7,699
Administrative fees	4,277
Printing and mailing expenses	317
Tax expense	70
Distribution fees – Class IB	33
Trustees’ fees	1
Miscellaneous	901

Gross expenses	79,593
Less: Waiver from investment manager	(14,307)
Reimbursement from investment manager	(53,504)

Net expenses	11,782

NET INVESTMENT INCOME (LOSS)	31,087

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Investments in securities	2
Futures contracts	51,726
Foreign currency transactions	(398)

Net realized gain (loss)	51,330

Change in unrealized appreciation (depreciation) on:
Investments in securities	170,674
Futures contracts	6,722
Forward foreign currency contracts	16,846
Foreign currency translations	1,702

Net change in unrealized appreciation (depreciation)	195,944

NET REALIZED AND UNREALIZED GAIN (LOSS)	247,274

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$278,361

*	The Portfolio commenced operations on November 13, 2017.

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/AB DYNAMIC AGGRESSIVE GROWTH PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

November 13, 2017* to December 31, 2017
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$31,087
Net realized gain (loss)	51,330
Net change in unrealized appreciation (depreciation)	195,944

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	278,361

DIVIDENDS:
Dividends from net investment income
Class IB	(324)
Class K	(35,442)

TOTAL DIVIDENDS	(35,766)

CAPITAL SHARES TRANSACTIONS:
Class IB
Capital shares sold [ 10,000 shares]	100,000
Capital shares issued in reinvestment of dividends [ 32 shares]	324

Total Class IB transactions	100,324

Class K
Capital shares sold [ 990,000 shares]	9,900,000
Capital shares issued in reinvestment of dividends [ 3,488 shares]	35,442

Total Class K transactions	9,935,442

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	10,035,766

TOTAL INCREASE (DECREASE) IN NET ASSETS	10,278,361
NET ASSETS:
Beginning of period	—

End of period (a)	$10,278,361

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$1,744

* The Portfolio commenced operations on November 13, 2017.

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/AB DYNAMIC AGGRESSIVE GROWTH PORTFOLIO

FINANCIAL HIGHLIGHTS

Class IB	November 13, 2017* to December 31, 2017
Net asset value, beginning of period	$10.00

Income (loss) from investment operations:
Net investment income (loss) (e)(x)	0.03
Net realized and unrealized gain (loss)	0.24

Total from investment operations	0.27

Less distributions:
Dividends from net investment income	(0.03)

Net asset value, end of period	$10.24

Total return (b)	2.73%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$103
Ratio of expenses to average net assets:
After waivers and reimbursements (a)(f)	1.13	%**(j)
Before waivers and reimbursements (a)(f)	3.04%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (a)(f)(x)	2.07	%(l)
Before waivers and reimbursements (a)(f)(x)	0.16	%(l)
Portfolio turnover rate (z)^	0%

Class K	November 13, 2017* to December 31, 2017
Net asset value, beginning of period	$10.00

Income (loss) from investment operations:
Net investment income (loss) (e)(x)	0.03
Net realized and unrealized gain (loss)	0.25

Total from investment operations	0.28

Less distributions:
Dividends from net investment income	(0.04)

Net asset value, end of period	$10.24

Total return (b)	2.76%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$10,176
Ratio of expenses to average net assets:
After waivers and reimbursements (a)(f)	0.88	%**(j)
Before waivers and reimbursements (a)(f)	2.79%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (a)(f)(x)	2.33	%(l)
Before waivers and reimbursements (a)(f)(x)	0.42	%(l)
Portfolio turnover rate (z)^	0%
*	Commencement of Operations.
**	Includes Tax Expense of 0.01%.
^	Portfolio turnover rate excludes derivatives, if any.
(a)	Ratios for periods less than one year are annualized. Certain non-recurring expenses incurred by the Portfolio are not annualized for periods less than one year.
(b)	Total returns for periods less than one year are not annualized.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.
(j)	Including direct and indirect expenses, the net expense ratio after waivers and reimbursements would be 1.21% for Class IB and 0.96% for Class K.
(l)	The annualized ratio of net investment income to average net assets may not be indicative of operating results for a full year.
(x)	Recognition of net investment income is affected by the timing of dividend declarations by the underlying funds in which the Portfolio invests.
(z)	Portfolio turnover rate for periods less than one year is not annualized.

See Notes to Financial Statements.

AXA/AB DYNAMIC GROWTH PORTFOLIO (Unaudited)

INVESTMENT MANAGER

➢	AXA Equitable Funds Management Group, LLC

INVESTMENT SUB-ADVISER

➢	AllianceBernstein L.P.

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/17
	1 Year	Since Incept.
Portfolio – Class IB Shares*	14.70%	5.29%
AXA/AB Dynamic Growth Index	15.43	7.27
S&P 500® Index	21.83	12.10
Bloomberg Barclays U.S. Intermediate Government Bond Index	1.14	0.83
* Date of inception 4/30/15. Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned 14.70% for the year ended December 31, 2017. This compares to the returns of the following benchmarks over the same period: the AXA/AB Dynamic Growth Index, the S&P 500® Index and the Bloomberg Barclays U.S. Intermediate Government Bond Index, which returned 15.43%, 21.83% and 1.14%, respectively.

Portfolio Highlights

Global equities delivered powerful returns during the fourth quarter, a strong ending to 2017. For both the fourth quarter and 2017, emerging-market stocks were the clear winners, outperforming their developed-market peers after several disappointing years. Japanese stocks rebounded, while European equities were essentially flat as stronger regional growth drove the euro higher. U.S. stocks, while posting exceptional gains, were outpaced by global stocks. Expectations of tax reform helped fuel U.S. markets; the S&P 500® Index has seen 14 consecutive months of positive returns amid record low volatility.

Within the Portfolio, overweight positions relative to the benchmark in international developed equities contributed to relative performance. In the fixed income portion, underweight U.S. bonds helped relative performance.

Detracting from performance was regional selection within international developed stocks.

The Portfolio held futures as a method of modifying exposures and managing duration. During the period, these securities had a negligible impact on returns relative to the index.

Portfolio Positioning and Outlook — AllianceBernstein L.P.

The team believes that global growth is more broad-based and the low-volatility environment should persist. The team is monitoring risks that may send risk higher; among these are uncertainty around U.S. tax policy and its ramifications and geopolitical risks. The team will make adjustments to Portfolio positioning as conditions warrant.

Portfolio Characteristics As of December 31, 2017
Weighted Average Life (Years)	7.33
Weighted Average Coupon (%)	2.46
Weighted Average Modified Duration (Years)*	6.89
Weighted Average Rating**	AAA

*  Modified duration is a measure of the price sensitivity of the Portfolio to interest rate movements, taking into account specific features of the securities in which it invests.

** Weighted Average Rating has been provided by the Investment Sub-Adviser. A credit rating is an assessment provided by a nationally recognized statistical rating organization (NRSRO) of the creditworthiness of an issuer with respect to debt obligations, including specific securities, money market instruments or other debts. Ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest); ratings are subject to change without notice.

AXA/AB DYNAMIC GROWTH PORTFOLIO (Unaudited)

Sector Weightings as of December 31, 2017	% of Net Assets
U.S. Treasury Obligations	19.9%
Information Technology	10.7
Investment Company	10.5
Financials	9.4
Exchange Traded Funds	8.5
Health Care	7.2
Consumer Discretionary	7.0
Industrials	6.5
Consumer Staples	5.2
Energy	3.3
Materials	2.6
Real Estate	1.7
Utilities	1.7
Telecommunication Services	1.5
Repurchase Agreements	0.9
U.S. Government Agency Securities	0.6
Cash and Other	2.8

100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees (in the case of Class IB shares of the Portfolio), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2017 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/17	Ending Account Value 12/31/17	Expenses Paid During Period* 7/1/17 - 12/31/17
Class IB
Actual	$1,000.00	$1,071.44	$6.09
Hypothetical (5% average annual return before expenses)	1,000.00	1,019.32	5.94

*  Expenses are equal to the Portfolio’s Class IB shares annualized expense ratio of 1.17%, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

EQ ADVISORS TRUST

AXA/AB DYNAMIC GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2017

	Number of Shares	Value (Note 1)
COMMON STOCKS:
Consumer Discretionary (7.0%)
Auto Components (0.3%)
Aisin Seiki Co. Ltd.	1,046	$58,764
Aptiv plc	2,500	212,074
BorgWarner, Inc.	1,850	94,517
Bridgestone Corp.	3,935	182,928
Cie Generale des Etablissements Michelin	1,050	150,614
Continental AG	669	180,647
Denso Corp.	2,913	174,844
Faurecia	452	35,322
GKN plc	10,140	43,728
Goodyear Tire & Rubber Co. (The)	2,350	75,929
Koito Manufacturing Co. Ltd.	734	51,593
Minth Group Ltd.	4,400	26,554
NGK Spark Plug Co. Ltd.	1,049	25,500
NOK Corp.	507	11,839
Nokian Renkaat OYJ	758	34,379
Schaeffler AG (Preference) (q)	1,036	18,378
Stanley Electric Co. Ltd.	825	33,498
Sumitomo Electric Industries Ltd.	4,426	74,831
Sumitomo Rubber Industries Ltd.	1,201	22,341
Toyoda Gosei Co. Ltd.	400	10,178
Toyota Industries Corp.	1,006	64,641
Valeo SA	1,456	108,785
Yokohama Rubber Co. Ltd. (The)	751	18,416

		1,710,300

Automobiles (0.8%)
Bayerische Motoren Werke AG	1,996	207,949
Bayerische Motoren Werke AG (Preference) (q)	365	32,688
Daimler AG (Registered)	5,788	491,687
Ferrari NV	731	76,702
Fiat Chrysler Automobiles NV*	6,326	113,171
Ford Motor Co.	36,500	455,885
General Motors Co.	12,200	500,078
Harley-Davidson, Inc. (x)	1,550	78,864
Honda Motor Co. Ltd.	10,359	355,061
Isuzu Motors Ltd.	3,430	57,443
Mazda Motor Corp.	3,417	45,838
Mitsubishi Motors Corp.	3,935	28,428
Nissan Motor Co. Ltd.	13,662	136,226
Peugeot SA	3,502	71,243
Porsche Automobil Holding SE (Preference) (q)	945	79,121
Renault SA	1,156	116,385
Subaru Corp.	3,754	119,375
Suzuki Motor Corp.	2,034	117,951
Toyota Motor Corp.	15,548	995,320
Volkswagen AG	203	41,090
Volkswagen AG (Preference) (q)	1,122	224,080
Yamaha Motor Co. Ltd.	1,741	57,093

		4,401,678

Distributors (0.0%)
Genuine Parts Co.	1,350	128,263
Jardine Cycle & Carriage Ltd.	700	21,286
LKQ Corp.*	2,850	115,910

		265,459

Diversified Consumer Services (0.0%)
Benesse Holdings, Inc.	534	18,839
H&R Block, Inc.	1,950	51,129

		69,968

Hotels, Restaurants & Leisure (1.0%)
Accor SA	1,104	56,959
Aristocrat Leisure Ltd.	3,178	58,767
Carnival Corp.	3,800	252,206
Carnival plc	1,160	76,617
Chipotle Mexican Grill, Inc. (x)*	240	69,367
Compass Group plc	9,492	205,050
Crown Resorts Ltd.	2,137	21,709
Darden Restaurants, Inc.	1,150	110,423
Domino’s Pizza Enterprises Ltd. (x)	353	12,863
Flight Centre Travel Group Ltd.	430	14,843
Galaxy Entertainment Group Ltd.	13,757	110,403
Genting Singapore plc	31,700	31,049
Hilton Worldwide Holdings, Inc.	1,916	153,012
InterContinental Hotels Group plc	1,131	72,060
Kingston Financial Group Ltd.	24,300	23,327
Marriott International, Inc., Class A	2,920	396,332
McDonald’s Corp.	7,550	1,299,507
McDonald’s Holdings Co. Japan Ltd.	400	17,590
Melco Resorts & Entertainment Ltd. (ADR)	1,457	42,311
Merlin Entertainments plc	4,164	20,402
MGM China Holdings Ltd.	4,736	14,336
MGM Resorts International	4,831	161,307
Norwegian Cruise Line Holdings Ltd.*	1,625	86,531
Oriental Land Co. Ltd.	1,300	118,491
Paddy Power Betfair plc	500	59,513
Royal Caribbean Cruises Ltd.	1,600	190,848
Sands China Ltd.	14,185	73,259
Shangri-La Asia Ltd.	5,400	12,261
SJM Holdings Ltd. (x)	9,912	8,881
Sodexo SA	565	75,960
Starbucks Corp.	13,450	772,434
Tabcorp Holdings Ltd. (x)	10,860	47,282
TUI AG	2,601	54,081
Whitbread plc	1,131	61,081
Wyndham Worldwide Corp.	950	110,077
Wynn Macau Ltd.	7,822	24,779
Wynn Resorts Ltd.	750	126,443
Yum Brands, Inc.	3,200	261,152

		5,303,513

Household Durables (0.4%)
Barratt Developments plc	5,889	51,483
Berkeley Group Holdings plc	842	47,713
Casio Computer Co. Ltd.	1,200	17,264
DR Horton, Inc.	3,150	160,871
Electrolux AB	1,443	46,493
Garmin Ltd.	1,000	59,570
Husqvarna AB, Class B	2,443	23,259
Iida Group Holdings Co. Ltd.	878	16,559
Leggett & Platt, Inc.	1,200	57,276

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/AB DYNAMIC GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

	Number of Shares	Value (Note 1)
Lennar Corp., Class A	1,900	$120,156
Mohawk Industries, Inc.*	600	165,539
Newell Brands, Inc.	4,550	140,595
Nikon Corp.	2,113	42,569
Panasonic Corp.	13,297	194,660
Persimmon plc	1,808	66,837
PulteGroup, Inc.	2,550	84,788
Rinnai Corp.	201	18,196
SEB SA	160	29,651
Sekisui Chemical Co. Ltd.	2,396	48,101
Sekisui House Ltd.	3,559	64,294
Sharp Corp.*	884	30,362
Sony Corp.	7,548	340,505
Taylor Wimpey plc	19,346	53,912
Techtronic Industries Co. Ltd.	7,343	47,886
Whirlpool Corp.	700	118,048

		2,046,587

Internet & Direct Marketing Retail (1.2%)
Amazon.com, Inc.*	3,729	4,360,953
Expedia, Inc.	1,150	137,736
Netflix, Inc.*	4,030	773,599
Priceline Group, Inc. (The)*	462	802,836
Rakuten, Inc.	5,497	50,372
Start Today Co. Ltd.	1,081	32,859
TripAdvisor, Inc.*	1,000	34,460
Zalando SE (m)*	718	38,005

		6,230,820

Leisure Products (0.1%)
Bandai Namco Holdings, Inc.	1,263	41,306
Hasbro, Inc.	1,050	95,435
Mattel, Inc. (x)	3,200	49,216
Sankyo Co. Ltd.	300	9,439
Sega Sammy Holdings, Inc.	1,000	12,407
Shimano, Inc.	467	65,693
Yamaha Corp.	1,064	39,283

		312,779

Media (1.3%)
Altice NV, Class A (x)*	2,845	29,855
Axel Springer SE	345	26,960
CBS Corp. (Non-Voting), Class B	3,400	200,600
Charter Communications, Inc., Class A*	1,886	633,621
Comcast Corp., Class A	43,900	1,758,195
Dentsu, Inc.	1,297	54,965
Discovery Communications, Inc., Class A (x)*	1,400	31,332
Discovery Communications, Inc., Class C*	1,850	39,165
DISH Network Corp., Class A*	2,125	101,469
Eutelsat Communications SA	1,166	26,994
Hakuhodo DY Holdings, Inc.	1,515	19,671
Interpublic Group of Cos., Inc. (The)	3,670	73,987
ITV plc	21,426	47,876
JCDecaux SA	468	18,870
Lagardere SCA	701	22,482
News Corp., Class A	3,550	57,546
News Corp., Class B	1,100	18,260
Omnicom Group, Inc.	2,150	156,585
Pearson plc (x)	4,824	47,937
ProSiebenSat.1 Media SE	1,486	51,180
Publicis Groupe SA	1,238	84,149
REA Group Ltd.	342	20,454
RTL Group SA	225	18,107
Schibsted ASA, Class B	561	14,895
Scripps Networks Interactive, Inc., Class A	700	59,766
SES SA (FDR)	2,287	35,700
Singapore Press Holdings Ltd. (x)	8,200	16,247
Sky plc*	6,052	82,692
Telenet Group Holding NV*	321	22,373
Time Warner, Inc.	7,250	663,158
Toho Co. Ltd.	774	26,825
Twenty-First Century Fox, Inc., Class A	9,800	338,394
Twenty-First Century Fox, Inc., Class B	4,100	139,892
Viacom, Inc., Class B	3,250	100,133
Vivendi SA	6,227	167,510
Walt Disney Co. (The)	14,430	1,551,369
WPP plc	7,500	135,791

		6,895,005

Multiline Retail (0.2%)
Dollar General Corp.	2,430	226,014
Dollar Tree, Inc.*	2,210	237,155
Don Quijote Holdings Co. Ltd.	700	36,592
Harvey Norman Holdings Ltd.	2,361	7,682
Isetan Mitsukoshi Holdings Ltd.	1,719	21,313
J Front Retailing Co. Ltd.	1,416	26,680
Kohl’s Corp.	1,570	85,141
Macy’s, Inc.	2,840	71,540
Marks & Spencer Group plc	9,609	40,841
Marui Group Co. Ltd.	1,100	20,140
Next plc	899	54,924
Nordstrom, Inc.	1,080	51,170
Ryohin Keikaku Co. Ltd.	156	48,596
Takashimaya Co. Ltd.	1,634	17,199
Target Corp.	5,100	332,776

		1,277,763

Specialty Retail (1.1%)
ABC-Mart, Inc.	265	15,217
Advance Auto Parts, Inc.	690	68,786
AutoZone, Inc.*	263	187,090
Best Buy Co., Inc.	2,470	169,121
CarMax, Inc.*	1,710	109,662
Dufry AG (Registered)*	208	30,929
Fast Retailing Co. Ltd.	325	129,539
Foot Locker, Inc.	1,150	53,912
Gap, Inc. (The)	2,050	69,823
Hennes & Mauritz AB, Class B	5,775	119,188
Hikari Tsushin, Inc.	126	18,116
Home Depot, Inc. (The)	11,010	2,086,724
Industria de Diseno Textil SA	6,524	227,359
Kingfisher plc	11,939	54,435
L Brands, Inc.	2,330	140,313
Lowe’s Cos., Inc.	7,880	732,367
Nitori Holdings Co. Ltd.	496	70,719
O’Reilly Automotive, Inc.*	820	197,243
Ross Stores, Inc.	3,630	291,308

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/AB DYNAMIC GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

	Number of Shares	Value (Note 1)
Shimamura Co. Ltd.	130	$14,307
Signet Jewelers Ltd. (x)	560	31,668
Tiffany & Co.	950	98,753
TJX Cos., Inc. (The)	5,940	454,172
Tractor Supply Co.	1,180	88,205
Ulta Beauty, Inc.*	550	123,013
USS Co. Ltd.	1,229	26,025
Yamada Denki Co. Ltd.	3,360	18,518

		5,626,512

Textiles, Apparel & Luxury Goods (0.6%)
adidas AG	1,132	227,028
Asics Corp. (x)	939	14,967
Burberry Group plc	2,528	61,164
Cie Financiere Richemont SA (Registered)	3,125	283,173
Hanesbrands, Inc. (x)	3,400	71,094
Hermes International	189	101,197
HUGO BOSS AG	375	31,919
Kering	451	212,665
Li & Fung Ltd. (x)	30,000	16,473
Luxottica Group SpA	1,045	64,134
LVMH Moet Hennessy Louis Vuitton SE	1,676	493,487
Michael Kors Holdings Ltd.*	1,400	88,130
NIKE, Inc., Class B	12,250	766,237
Pandora A/S	637	69,350
PVH Corp.	750	102,908
Ralph Lauren Corp. (x)	500	51,845
Swatch Group AG (The)	187	76,262
Swatch Group AG (The) (Registered)	366	27,982
Tapestry, Inc.	2,600	114,998
Under Armour, Inc., Class A (x)*	1,700	24,531
Under Armour, Inc., Class C (x)*	1,707	22,737
VF Corp.	3,050	225,700
Yue Yuen Industrial Holdings Ltd.	3,500	13,753

		3,161,734

Total Consumer Discretionary		37,302,118

Consumer Staples (5.2%)
Beverages (1.2%)
Anheuser-Busch InBev SA	4,561	509,655
Asahi Group Holdings Ltd.	2,300	114,107
Brown-Forman Corp., Class B	1,800	123,606
Carlsberg A/S, Class B	651	78,166
Coca-Cola Amatil Ltd.	2,541	16,872
Coca-Cola Bottlers Japan, Inc.	710	25,930
Coca-Cola Co. (The)	35,800	1,642,503
Coca-Cola European Partners plc	1,298	51,725
Coca-Cola HBC AG*	1,058	34,569
Constellation Brands, Inc., Class A	1,600	365,712
Davide Campari-Milano SpA	3,457	26,733
Diageo plc	15,108	555,847
Dr Pepper Snapple Group, Inc.	1,700	165,002
Heineken Holding NV	696	68,887
Heineken NV	1,544	161,044
Kirin Holdings Co. Ltd.	5,136	129,477
Molson Coors Brewing Co., Class B	1,700	139,519
Monster Beverage Corp.*	3,870	244,932
PepsiCo, Inc.	13,350	1,600,932
Pernod Ricard SA	1,282	202,967
Remy Cointreau SA	152	21,065
Suntory Beverage & Food Ltd.	822	36,550
Treasury Wine Estates Ltd.	4,327	53,883

		6,369,683

Food & Staples Retailing (1.0%)
Aeon Co. Ltd.	3,516	59,367
Carrefour SA	3,463	74,958
Casino Guichard Perrachon SA	342	20,747
Colruyt SA	355	18,469
Costco Wholesale Corp.	4,100	763,091
CVS Health Corp.	9,490	688,025
FamilyMart UNY Holdings Co. Ltd.	530	37,160
ICA Gruppen AB	491	17,831
J Sainsbury plc (x)	9,700	31,615
Jeronimo Martins SGPS SA	1,410	27,399
Koninklijke Ahold Delhaize NV	7,547	166,028
Kroger Co. (The)	8,370	229,757
Lawson, Inc.	294	19,543
METRO AG*	1,069	21,356
Seven & i Holdings Co. Ltd.	4,540	188,692
Sundrug Co. Ltd.	529	24,601
Sysco Corp.	4,500	273,285
Tesco plc (x)	48,349	136,595
Tsuruha Holdings, Inc.	218	29,641
Walgreens Boots Alliance, Inc.	8,100	588,222
Wal-Mart Stores, Inc.	13,670	1,349,912
Wesfarmers Ltd.	6,772	234,709
Wm Morrison Supermarkets plc	13,122	38,959
Woolworths Group Ltd.	7,764	165,380

		5,205,342

Food Products (1.0%)
Ajinomoto Co., Inc.	3,346	62,985
Archer-Daniels-Midland Co.	5,250	210,420
Associated British Foods plc	2,117	80,603
Barry Callebaut AG (Registered)*	14	29,208
Calbee, Inc.	475	15,450
Campbell Soup Co.	1,800	86,598
Chocoladefabriken Lindt & Spruengli AG	7	42,742
Chocoladefabriken Lindt & Spruengli AG (Registered)	1	72,333
Conagra Brands, Inc.	3,850	145,030
Danone SA	3,594	301,643
General Mills, Inc.	5,350	317,202
Golden Agri-Resources Ltd. (x)	37,100	10,264
Hershey Co. (The)	1,300	147,563
Hormel Foods Corp.	2,500	90,975
JM Smucker Co. (The)	1,050	130,452
Kellogg Co.	2,300	156,354
Kerry Group plc, Class A	973	109,227
Kikkoman Corp.	864	34,966
Kraft Heinz Co. (The)	5,550	431,568
Marine Harvest ASA(x)*	2,481	42,002

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/AB DYNAMIC GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

	Number of Shares	Value (Note 1)
McCormick & Co., Inc. (Non-Voting)	1,100	$112,101
MEIJI Holdings Co. Ltd.	761	64,770
Mondelez International, Inc., Class A	14,050	601,340
Nestle SA (Registered)	18,536	1,594,046
NH Foods Ltd.	1,192	29,071
Nisshin Seifun Group, Inc.	1,324	26,744
Nissin Foods Holdings Co. Ltd.	388	28,340
Orkla ASA	4,783	50,710
Toyo Suisan Kaisha Ltd.	521	22,264
Tyson Foods, Inc., Class A	2,700	218,889
WH Group Ltd. (m)	47,895	54,069
Wilmar International Ltd.	8,000	18,483
Yakult Honsha Co. Ltd.	521	39,303
Yamazaki Baking Co. Ltd.	821	16,008

		5,393,723

Household Products (0.8%)
Church & Dwight Co., Inc.	2,300	115,391
Clorox Co. (The)	1,200	178,488
Colgate-Palmolive Co.	8,200	618,690
Essity AB, Class B*	3,572	101,459
Henkel AG & Co. KGaA	617	74,031
Henkel AG & Co. KGaA (Preference) (q)	1,082	143,261
Kimberly-Clark Corp.	3,300	398,178
Lion Corp.	1,404	26,603
Procter & Gamble Co. (The)	23,797	2,186,468
Reckitt Benckiser Group plc	3,985	372,266
Unicharm Corp.	2,427	63,101

		4,277,936

Personal Products (0.4%)
Beiersdorf AG	622	73,063
Coty, Inc., Class A	4,401	87,536
Estee Lauder Cos., Inc. (The), Class A	2,100	267,204
Kao Corp.	2,958	200,018
Kose Corp.	181	28,256
L’Oreal SA	1,501	333,090
Pola Orbis Holdings, Inc.	612	21,482
Shiseido Co. Ltd.	2,287	110,539
Unilever NV (CVA)	9,740	548,742
Unilever plc	7,519	418,812

		2,088,742

Tobacco (0.8%)
Altria Group, Inc.	17,900	1,278,239
British American Tobacco plc	13,713	929,063
Imperial Brands plc	5,733	245,061
Japan Tobacco, Inc.	6,588	212,301
Philip Morris International, Inc.	14,500	1,531,925
Swedish Match AB	1,117	44,010

		4,240,599

Total Consumer Staples		27,576,025

Energy (3.3%)
Energy Equipment & Services (0.3%)
Baker Hughes a GE Co.	3,950	124,978
Halliburton Co.	8,100	395,847
Helmerich & Payne, Inc. (x)	1,000	64,640
John Wood Group plc	4,037	35,429
National Oilwell Varco, Inc.	3,500	126,070
Schlumberger Ltd.	12,950	872,700
TechnipFMC plc	4,058	127,056
Tenaris SA	2,691	42,491

		1,789,211

Oil, Gas & Consumable Fuels (3.0%)
Anadarko Petroleum Corp.	5,200	278,928
Andeavor	1,350	154,359
Apache Corp.	3,550	149,881
BP plc	117,157	826,804
Cabot Oil & Gas Corp.	4,300	122,980
Caltex Australia Ltd.	1,561	41,472
Chesapeake Energy Corp. (x)*	8,450	33,462
Chevron Corp.	17,700	2,215,863
Cimarex Energy Co.	900	109,809
Concho Resources, Inc.*	1,400	210,308
ConocoPhillips	11,350	623,002
Devon Energy Corp.	4,900	202,860
Enagas SA	1,315	37,662
Eni SpA	15,258	252,641
EOG Resources, Inc.	5,400	582,714
EQT Corp.	2,200	125,224
Exxon Mobil Corp.	39,558	3,308,632
Galp Energia SGPS SA	3,039	55,880
Hess Corp.	2,500	118,675
Idemitsu Kosan Co. Ltd.	805	32,329
Inpex Corp.	5,601	70,040
JXTG Holdings, Inc.	18,228	117,610
Kinder Morgan, Inc.	17,900	323,453
Koninklijke Vopak NV	403	17,683
Lundin Petroleum AB*	1,078	24,680
Marathon Oil Corp.	7,900	133,747
Marathon Petroleum Corp.	4,700	310,106
Neste OYJ	782	50,057
Newfield Exploration Co.*	1,850	58,331
Noble Energy, Inc.	4,500	131,130
Occidental Petroleum Corp.	7,100	522,986
Oil Search Ltd.	8,041	48,874
OMV AG	944	59,838
ONEOK, Inc.	3,512	187,716
Origin Energy Ltd.*	10,289	75,624
Phillips 66	4,000	404,600
Pioneer Natural Resources Co.	1,600	276,560
Range Resources Corp.	2,100	35,826
Repsol SA	7,371	130,406
Royal Dutch Shell plc, Class A	26,856	899,239
Royal Dutch Shell plc, Class B	22,344	756,758
Santos Ltd.*	11,088	47,150
Showa Shell Sekiyu KK	1,000	13,579
Snam SpA	13,140	64,325
Statoil ASA	6,875	146,701
TOTAL SA	14,145	781,470
Valero Energy Corp.	4,100	376,831
Williams Cos., Inc. (The)	7,700	234,773
Woodside Petroleum Ltd. (x)	5,016	129,466

		15,913,044

Total Energy		17,702,255

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/AB DYNAMIC GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

	Number of Shares	Value (Note 1)
Financials (9.4%)
Banks (4.7%)
ABN AMRO Group NV (CVA) (m)	2,519	$81,303
AIB Group plc	4,848	31,993
Aozora Bank Ltd.	729	28,371
Australia & New Zealand Banking Group Ltd.	17,421	390,655
Banco Bilbao Vizcaya Argentaria SA	39,556	337,545
Banco de Sabadell SA	31,030	61,655
Banco Santander SA	96,175	632,252
Bank Hapoalim BM	6,251	45,971
Bank Leumi Le-Israel BM	8,557	51,568
Bank of America Corp.	91,600	2,704,031
Bank of East Asia Ltd. (The)	6,400	27,729
Bank of Ireland Group plc	4,951	42,474
Bank of Kyoto Ltd. (The)	355	18,494
Bank of Queensland Ltd.	2,271	22,539
Bankia SA	5,787	27,684
Bankinter SA	3,645	34,568
Barclays plc	101,397	278,046
BB&T Corp.	7,500	372,900
Bendigo & Adelaide Bank Ltd.	2,709	24,667
BNP Paribas SA	6,696	500,129
BOC Hong Kong Holdings Ltd.	21,800	110,495
CaixaBank SA (x)	21,039	98,173
Chiba Bank Ltd. (The)	4,110	34,215
Citigroup, Inc.	25,450	1,893,734
Citizens Financial Group, Inc.	4,650	195,207
Comerica, Inc.	1,650	143,237
Commerzbank AG*	6,246	93,716
Commonwealth Bank of Australia	10,309	646,223
Concordia Financial Group Ltd.	6,868	41,449
Credit Agricole SA	6,783	112,312
Danske Bank A/S	4,492	174,911
DBS Group Holdings Ltd.	10,800	200,665
DNB ASA	5,735	106,240
Erste Group Bank AG*	1,885	81,659
Fifth Third Bancorp	6,850	207,829
Fukuoka Financial Group, Inc.	3,838	21,562
Hachijuni Bank Ltd. (The)	2,000	11,484
Hang Seng Bank Ltd.	4,500	111,739
HSBC Holdings plc	119,363	1,235,920
Huntington Bancshares, Inc.	10,150	147,784
ING Groep NV	23,055	423,928
Intesa Sanpaolo SpA	80,262	266,758
Intesa Sanpaolo SpA (RNC)	4,686	14,956
Japan Post Bank Co. Ltd.	2,197	28,604
JPMorgan Chase & Co.	32,850	3,512,978
KBC Group NV	1,540	131,395
KeyCorp	10,150	204,726
Kyushu Financial Group, Inc.	1,666	10,084
Lloyds Banking Group plc	428,380	393,644
M&T Bank Corp.	1,450	247,936
Mebuki Financial Group, Inc.	5,927	25,091
Mediobanca SpA	3,322	37,707
Mitsubishi UFJ Financial Group, Inc.	70,522	517,234
Mizrahi Tefahot Bank Ltd.	916	16,887
Mizuho Financial Group, Inc.	142,636	259,004
National Australia Bank Ltd.	16,041	370,098
Nordea Bank AB	18,211	220,447
Oversea-Chinese Banking Corp. Ltd.	18,400	170,456
People’s United Financial, Inc.	3,200	59,840
PNC Financial Services Group, Inc. (The)	4,500	649,305
Raiffeisen Bank International AG*	853	30,909
Regions Financial Corp.	11,150	192,672
Resona Holdings, Inc.	12,956	77,397
Royal Bank of Scotland Group plc*	20,694	77,673
Seven Bank Ltd.	3,193	10,939
Shinsei Bank Ltd.	888	15,360
Shizuoka Bank Ltd. (The)	3,145	32,490
Skandinaviska Enskilda Banken AB, Class A	8,913	104,634
Societe Generale SA	4,593	237,245
Standard Chartered plc*	19,265	202,909
Sumitomo Mitsui Financial Group, Inc.	8,022	346,582
Sumitomo Mitsui Trust Holdings, Inc.	2,082	82,652
SunTrust Banks, Inc.	4,450	287,426
Suruga Bank Ltd.	1,022	21,923
Svenska Handelsbanken AB, Class A	8,933	122,183
Swedbank AB, Class A	5,515	133,050
UniCredit SpA*	11,832	221,183
United Overseas Bank Ltd.	8,018	158,568
US Bancorp	14,800	792,984
Wells Fargo & Co.	41,700	2,529,938
Westpac Banking Corp.	20,279	496,041
Yamaguchi Financial Group, Inc.	1,000	11,884
Zions Bancorp	1,850	94,036

		25,224,884

Capital Markets (1.7%)
3i Group plc	5,708	70,400
Affiliated Managers Group, Inc.	550	112,888
Ameriprise Financial, Inc.	1,400	237,258
Amundi SA (m)	360	30,517
ASX Ltd.	1,135	48,583
Bank of New York Mellon Corp. (The)	9,600	517,056
BlackRock, Inc.	1,200	616,452
Cboe Global Markets, Inc.	1,068	133,062
Charles Schwab Corp. (The)	11,100	570,207
CME Group, Inc.	3,200	467,360
Credit Suisse Group AG (Registered)*	14,456	258,130
Daiwa Securities Group, Inc.	8,846	55,498
Deutsche Bank AG (Registered)	12,410	236,381
Deutsche Boerse AG	1,190	138,213
E*TRADE Financial Corp.*	2,550	126,404
Franklin Resources, Inc.	3,050	132,157
Goldman Sachs Group, Inc. (The)	3,350	853,445
Hargreaves Lansdown plc	1,692	41,166
Hong Kong Exchanges & Clearing Ltd.	7,000	214,851

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/AB DYNAMIC GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

	Number of Shares	Value (Note 1)
Intercontinental Exchange, Inc.	5,500	$388,080
Invesco Ltd.	3,750	137,025
Investec plc	3,851	27,817
Japan Exchange Group, Inc.	3,236	56,319
Julius Baer Group Ltd.*	1,357	82,998
London Stock Exchange Group plc	1,862	95,355
Macquarie Group Ltd.	1,919	149,176
Moody’s Corp.	1,550	228,796
Morgan Stanley	13,200	692,603
Nasdaq, Inc.	1,100	84,513
Natixis SA	5,605	44,359
Nomura Holdings, Inc.	21,309	125,783
Northern Trust Corp.	2,000	199,780
Partners Group Holding AG	109	74,721
Raymond James Financial, Inc.	1,190	106,267
S&P Global, Inc.	2,400	406,560
SBI Holdings, Inc.	1,143	23,900
Schroders plc	736	34,939
Singapore Exchange Ltd.	4,100	22,808
St James’s Place plc	3,093	51,198
State Street Corp.	3,500	341,635
T. Rowe Price Group, Inc.	2,250	236,093
UBS Group AG (Registered)*	21,777	400,923

		8,871,676

Consumer Finance (0.3%)
Acom Co. Ltd.*	2,130	8,979
AEON Financial Service Co. Ltd.	600	13,973
American Express Co.	6,850	680,273
Capital One Financial Corp.	4,500	448,110
Credit Saison Co. Ltd.	1,066	19,395
Discover Financial Services	3,450	265,374
Navient Corp.	2,550	33,966
Synchrony Financial	6,950	268,340

		1,738,410

Diversified Financial Services (0.8%)
AMP Ltd.	16,255	65,825
Berkshire Hathaway, Inc., Class B*	18,000	3,567,960
Challenger Ltd.	3,351	36,683
Eurazeo SA	286	26,423
EXOR NV	714	43,777
First Pacific Co. Ltd.	11,422	7,748
Groupe Bruxelles Lambert SA	522	56,363
Industrivarden AB, Class C	1,037	25,599
Investor AB, Class B	2,781	126,827
Kinnevik AB, Class B	1,434	48,475
L E Lundbergforetagen AB, Class B	285	21,297
Leucadia National Corp.	2,950	78,146
Mitsubishi UFJ Lease & Finance Co. Ltd.	2,400	14,292
ORIX Corp.	7,770	131,333
Pargesa Holding SA	235	20,378
Standard Life Aberdeen plc	15,862	93,503
Wendel SA	174	30,147

		4,394,776

Insurance (1.9%)
Admiral Group plc	1,156	31,247
Aegon NV	9,837	62,733
Aflac, Inc.	3,700	324,786
Ageas	1,152	56,277
AIA Group Ltd.	71,754	612,119
Allianz SE (Registered)	2,677	615,097
Allstate Corp. (The)	3,350	350,779
American International Group, Inc.	8,407	500,888
Aon plc	2,400	321,600
Arthur J Gallagher & Co	1,650	104,412
Assicurazioni Generali SpA	7,381	134,613
Assurant, Inc.	500	50,420
Aviva plc	23,813	162,845
Baloise Holding AG (Registered)	302	47,015
Brighthouse Financial, Inc.*	877	51,427
Chubb Ltd.	4,350	635,665
Cincinnati Financial Corp.	1,400	104,958
CNP Assurances	1,080	24,951
Dai-ichi Life Holdings, Inc.	6,327	130,499
Direct Line Insurance Group plc	8,132	41,908
Everest Re Group Ltd.	404	89,389
Gjensidige Forsikring ASA	1,219	22,997
Hannover Rueck SE	357	44,934
Hartford Financial Services Group, Inc. (The)	3,400	191,352
Insurance Australia Group Ltd.	13,179	74,448
Japan Post Holdings Co. Ltd.	9,252	106,089
Legal & General Group plc	35,218	129,953
Lincoln National Corp.	2,050	157,584
Loews Corp.	2,550	127,577
Mapfre SA	5,416	17,403
Marsh & McLennan Cos., Inc.	4,800	390,672
Medibank Pvt Ltd.	16,145	41,445
MetLife, Inc.	9,900	500,544
MS&AD Insurance Group Holdings, Inc.	2,809	95,083
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen (Registered)	946	205,162
NN Group NV	1,904	82,517
Old Mutual plc	29,157	91,212
Poste Italiane SpA (m)	3,110	23,415
Principal Financial Group, Inc.	2,500	176,400
Progressive Corp. (The)	5,400	304,128
Prudential Financial, Inc.	4,000	459,920
Prudential plc	15,355	395,040
QBE Insurance Group Ltd.	8,046	67,048
RSA Insurance Group plc	6,100	52,092
Sampo OYJ, Class A	2,722	149,582
SCOR SE	1,027	41,336
Sompo Holdings, Inc.	2,201	85,247
Sony Financial Holdings, Inc.	1,185	20,992
Suncorp Group Ltd.	7,549	81,637
Swiss Life Holding AG (Registered)*	199	70,455
Swiss Re AG	1,873	175,393
T&D Holdings, Inc.	3,111	53,205
Tokio Marine Holdings, Inc.	4,118	187,891
Torchmark Corp.	1,000	90,710

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/AB DYNAMIC GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

	Number of Shares	Value (Note 1)
Travelers Cos., Inc. (The)	2,600	$352,664
Tryg A/S	811	20,286
UnipolSai Assicurazioni SpA	5,688	13,288
Unum Group	2,100	115,269
Willis Towers Watson plc	1,250	188,363
XL Group Ltd.	2,400	84,384
Zurich Insurance Group AG	902	274,548

		10,215,893

Total Financials		50,445,639

Health Care (7.2%)
Biotechnology (1.2%)
AbbVie, Inc.	14,900	1,440,978
Alexion Pharmaceuticals, Inc.*	2,100	251,139
Amgen, Inc.	6,800	1,182,520
Biogen, Inc.*	2,000	637,140
Celgene Corp.*	7,300	761,828
CSL Ltd.	2,730	300,981
Genmab A/S*	366	60,698
Gilead Sciences, Inc.	12,200	874,008
Grifols SA	1,752	51,345
Incyte Corp.*	1,582	149,831
Regeneron Pharmaceuticals, Inc.*	750	281,970
Shire plc	5,458	287,396
Vertex Pharmaceuticals, Inc.*	2,350	352,171

		6,632,005

Health Care Equipment & Supplies (1.3%)
Abbott Laboratories	16,198	924,419
Align Technology, Inc.*	709	157,533
Baxter International, Inc.	4,650	300,576
Becton Dickinson and Co.	2,505	536,303
BioMerieux	247	22,135
Boston Scientific Corp.*	12,800	317,312
Cochlear Ltd.	343	45,826
Coloplast A/S, Class B	740	58,857
ConvaTec Group plc (m)	6,925	19,214
Cooper Cos., Inc. (The)	469	102,186
CYBERDYNE, Inc.*	392	6,753
Danaher Corp.	5,700	529,074
DENTSPLY SIRONA, Inc.	2,100	138,243
Edwards Lifesciences Corp.*	1,950	219,785
Essilor International Cie Generale d’Optique SA	1,253	172,817
Fisher & Paykel Healthcare Corp. Ltd.	3,397	34,547
Getinge AB, Class B	1,381	20,034
Hologic, Inc.*	2,600	111,150
Hoya Corp.	2,333	116,531
IDEXX Laboratories, Inc.*	821	128,388
Intuitive Surgical, Inc.*	1,050	383,187
Koninklijke Philips NV	5,698	215,631
Medtronic plc	12,650	1,021,487
Olympus Corp.	1,832	70,240
ResMed, Inc.	1,302	110,266
Smith & Nephew plc	5,234	91,019
Sonova Holding AG (Registered)	338	52,792
Straumann Holding AG (Registered)	64	45,219
Stryker Corp.	3,000	464,520
Sysmex Corp.	987	77,699
Terumo Corp.	2,006	95,070
Varian Medical Systems, Inc.*	850	94,478
William Demant Holding A/S*	789	22,063
Zimmer Biomet Holdings, Inc.	1,900	229,273

		6,934,627

Health Care Providers & Services (1.2%)
Aetna, Inc.	3,100	559,208
Alfresa Holdings Corp.	1,259	29,577
AmerisourceBergen Corp.	1,500	137,730
Anthem, Inc.	2,450	551,274
Cardinal Health, Inc.	2,950	180,747
Centene Corp.*	1,600	161,408
Cigna Corp.	2,350	477,261
DaVita, Inc.*	1,400	101,150
Envision Healthcare Corp.*	1,108	38,292
Express Scripts Holding Co.*	5,400	403,056
Fresenius Medical Care AG & Co. KGaA	1,313	138,289
Fresenius SE & Co. KGaA	2,523	196,981
HCA Healthcare, Inc.*	2,700	237,168
Healthscope Ltd. (x)	8,719	14,286
Henry Schein, Inc.*	1,450	101,326
Humana, Inc.	1,350	334,895
Laboratory Corp. of America Holdings*	950	151,535
McKesson Corp.	1,950	304,103
Mediclinic International plc (x)	1,973	17,302
Medipal Holdings Corp.	939	18,392
Patterson Cos., Inc.	750	27,098
Quest Diagnostics, Inc.	1,250	123,113
Ramsay Health Care Ltd. (x)	900	49,240
Ryman Healthcare Ltd.	2,381	17,870
Sonic Healthcare Ltd.	2,290	40,846
Suzuken Co. Ltd.	468	19,252
UnitedHealth Group, Inc.	9,050	1,995,162
Universal Health Services, Inc., Class B	850	96,348

		6,522,909

Health Care Technology (0.0%)
Cerner Corp.*	2,940	198,127
M3, Inc.	1,234	43,424

		241,551

Life Sciences Tools & Services (0.4%)
Agilent Technologies, Inc.	3,000	200,910
Eurofins Scientific SE	71	43,242
Illumina, Inc.*	1,400	305,886
IQVIA Holdings, Inc.*	1,426	139,605
Lonza Group AG (Registered)*	447	120,781
Mettler-Toledo International, Inc.*	247	153,021
PerkinElmer, Inc.	1,000	73,120
QIAGEN NV*	1,280	40,223
Thermo Fisher Scientific, Inc.	3,750	712,050
Waters Corp.*	750	144,893

		1,933,731

Pharmaceuticals (3.1%)
Allergan plc	3,133	512,496
Astellas Pharma, Inc.	12,244	156,154

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/AB DYNAMIC GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

	Number of Shares	Value (Note 1)
AstraZeneca plc	7,570	$523,399
Bayer AG (Registered)	4,930	615,187
Bristol-Myers Squibb Co.	15,300	937,584
Chugai Pharmaceutical Co. Ltd.	1,324	67,801
Daiichi Sankyo Co. Ltd.	3,315	86,409
Eisai Co. Ltd.	1,585	90,254
Eli Lilly & Co.	9,050	764,363
GlaxoSmithKline plc	29,280	522,816
H Lundbeck A/S	409	20,764
Hisamitsu Pharmaceutical Co., Inc.	400	24,247
Ipsen SA	223	26,642
Johnson & Johnson	25,050	3,499,985
Kyowa Hakko Kirin Co. Ltd.	1,678	32,451
Merck & Co., Inc.	25,500	1,434,885
Merck KGaA	801	86,257
Mitsubishi Tanabe Pharma Corp.	1,318	27,278
Mylan NV*	5,000	211,550
Novartis AG (Registered)	13,240	1,119,581
Novo Nordisk A/S, Class B	11,100	598,409
Ono Pharmaceutical Co. Ltd.	2,441	56,890
Orion OYJ, Class B	673	25,097
Otsuka Holdings Co. Ltd.	2,410	105,833
Perrigo Co. plc	1,250	108,950
Pfizer, Inc.	55,700	2,017,454
Recordati SpA	619	27,525
Roche Holding AG	4,185	1,058,651
Sanofi	6,808	586,912
Santen Pharmaceutical Co. Ltd.	2,316	36,402
Shionogi & Co. Ltd.	1,752	94,803
Sumitomo Dainippon Pharma Co. Ltd.	900	13,371
Taisho Pharmaceutical Holdings Co. Ltd.	187	14,937
Takeda Pharmaceutical Co. Ltd.	4,271	242,633
Teva Pharmaceutical Industries Ltd. (ADR) (x)	5,508	104,377
UCB SA	785	62,334
Vifor Pharma AG (x)	314	40,247
Zoetis, Inc.	4,550	327,782

		16,282,710

Total Health Care		38,547,533

Industrials (6.5%)
Aerospace & Defense (1.2%)
Airbus SE	3,459	344,473
Arconic, Inc.	3,916	106,711
BAE Systems plc	18,625	144,090
Boeing Co. (The)	5,200	1,533,531
Cobham plc*	14,141	24,114
Dassault Aviation SA	18	28,031
Elbit Systems Ltd.	173	23,119
General Dynamics Corp.	2,600	528,970
L3 Technologies, Inc.	750	148,388
Leonardo SpA	2,509	29,863
Lockheed Martin Corp.	2,350	754,468
Meggitt plc	4,155	27,051
MTU Aero Engines AG	310	55,570
Northrop Grumman Corp.	1,650	506,402
Raytheon Co.	2,700	507,195
Rockwell Collins, Inc.	1,500	203,430
Rolls-Royce Holdings plc*	9,859	112,745
Rolls-Royce Holdings plc (Preference) (q)(r)*	453,514	612
Safran SA	1,987	204,818
Singapore Technologies Engineering Ltd.	7,900	19,256
Textron, Inc.	2,450	138,646
Thales SA	647	69,774
TransDigm Group, Inc.	450	123,579
United Technologies Corp.	6,950	886,612
Zodiac Aerospace	1,239	37,061

		6,558,509

Air Freight & Logistics (0.4%)
Bollore SA	5,156	28,012
CH Robinson Worldwide, Inc.	1,300	115,817
Deutsche Post AG (Registered)	5,780	275,672
Expeditors International of Washington, Inc.	1,650	106,739
FedEx Corp.	2,300	573,941
Royal Mail plc	5,281	32,264
United Parcel Service, Inc., Class B	6,450	768,517
Yamato Holdings Co. Ltd.	2,140	43,066

		1,944,028

Airlines (0.2%)
Alaska Air Group, Inc.	1,150	84,537
American Airlines Group, Inc.	4,000	208,120
ANA Holdings, Inc.	743	31,032
Delta Air Lines, Inc.	6,200	347,199
Deutsche Lufthansa AG (Registered)	1,378	50,792
easyJet plc	844	16,683
International Consolidated Airlines Group SA	3,152	27,366
Japan Airlines Co. Ltd.	680	26,603
Ryanair Holdings plc (ADR)*	100	10,419
Singapore Airlines Ltd.	2,700	21,540
Southwest Airlines Co.	5,100	333,795
United Continental Holdings, Inc.*	2,400	161,760

		1,319,846

Building Products (0.3%)
Allegion plc	900	71,604
AO Smith Corp.	1,342	82,238
Asahi Glass Co. Ltd.	1,183	51,236
Assa Abloy AB, Class B	6,114	127,004
Cie de Saint-Gobain	3,018	166,500
Daikin Industries Ltd.	1,523	180,246
Fortune Brands Home & Security, Inc.	1,439	98,485
Geberit AG (Registered)	229	100,840
Johnson Controls International plc	8,670	330,415
LIXIL Group Corp.	1,611	43,608
Masco Corp.	2,950	129,623
TOTO Ltd.	831	49,045

		1,430,844

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/AB DYNAMIC GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

	Number of Shares	Value (Note 1)
Commercial Services & Supplies (0.2%)
Babcock International Group plc (x)	1,424	$13,564
Brambles Ltd.	9,307	73,126
Cintas Corp.	800	124,664
Dai Nippon Printing Co. Ltd.	1,557	34,726
Edenred	1,327	38,499
G4S plc	9,176	33,079
ISS A/S	1,098	42,524
Park24 Co. Ltd.	765	18,311
Republic Services, Inc.	2,130	144,009
Secom Co. Ltd.	1,270	95,885
Securitas AB, Class B	1,939	33,849
Societe BIC SA	195	21,446
Sohgo Security Services Co. Ltd.	423	23,013
Stericycle, Inc.*	790	53,712
Toppan Printing Co. Ltd.	3,078	27,837
Waste Management, Inc.	3,780	326,214

		1,104,458

Construction & Engineering (0.2%)
ACS Actividades de Construccion y Servicios SA	1,525	59,687
Boskalis Westminster	517	19,497
Bouygues SA	1,329	69,062
CIMIC Group Ltd.	654	26,254
Eiffage SA	435	47,674
Ferrovial SA (x)	2,989	67,872
Fluor Corp.	1,300	67,145
HOCHTIEF AG	124	21,960
Jacobs Engineering Group, Inc.	1,120	73,875
JGC Corp.	1,273	24,618
Kajima Corp. (x)	5,273	50,729
Obayashi Corp.	3,810	46,122
Quanta Services, Inc.*	1,400	54,754
Shimizu Corp.	3,238	33,450
Skanska AB, Class B	2,149	44,536
Taisei Corp.	1,243	61,888
Vinci SA	3,035	310,078

		1,079,201

Electrical Equipment (0.5%)
ABB Ltd. (Registered)	10,973	294,130
Acuity Brands, Inc.	400	70,400
AMETEK, Inc.	2,150	155,811
Eaton Corp. plc	4,150	327,892
Emerson Electric Co.	5,950	414,655
Fuji Electric Co. Ltd.	3,000	22,605
Legrand SA	1,631	125,617
Mabuchi Motor Co. Ltd.	296	16,051
Mitsubishi Electric Corp.	11,369	188,836
Nidec Corp.	1,421	199,388
OSRAM Licht AG	615	55,291
Prysmian SpA	1,209	39,442
Rockwell Automation, Inc.	1,200	235,620
Schneider Electric SE*	3,421	290,858
Siemens Gamesa Renewable Energy SA (x)	1,410	19,337
Vestas Wind Systems A/S	1,283	88,667

		2,544,600

Industrial Conglomerates (1.0%)
3M Co.	5,580	1,313,364
CK Hutchison Holdings Ltd.	16,200	203,411
DCC plc	579	58,357
General Electric Co.	80,803	1,410,011
Honeywell International, Inc.	7,150	1,096,524
Jardine Matheson Holdings Ltd.	1,300	78,546
Jardine Strategic Holdings Ltd.	1,300	51,116
Keihan Holdings Co. Ltd.	618	18,210
Keppel Corp. Ltd.	8,500	46,712
NWS Holdings Ltd.	8,000	14,438
Roper Technologies, Inc.	950	246,050
Seibu Holdings, Inc.	1,324	25,041
Sembcorp Industries Ltd. (x)	5,000	11,328
Siemens AG (Registered)	4,563	635,911
Smiths Group plc	2,275	45,767
Toshiba Corp.*	39,809	111,999

		5,366,785

Machinery (1.2%)
Alfa Laval AB	1,845	43,589
Alstom SA	894	37,120
Amada Holdings Co. Ltd.	1,997	27,188
ANDRITZ AG	496	28,021
Atlas Copco AB, Class A	4,078	176,083
Atlas Copco AB, Class B	2,324	89,129
Caterpillar, Inc.	5,500	866,689
CNH Industrial NV	5,991	80,293
Cummins, Inc.	1,500	264,960
Daifuku Co. Ltd.	589	32,096
Deere & Co.	3,000	469,529
Dover Corp.	1,450	146,436
FANUC Corp.	1,157	277,865
Flowserve Corp.	1,200	50,556
Fortive Corp.	2,850	206,198
GEA Group AG	1,159	55,639
Hino Motors Ltd.	1,517	19,657
Hitachi Construction Machinery Co. Ltd.	746	27,112
Hoshizaki Corp.	325	28,815
IHI Corp.	1,022	34,014
Illinois Tool Works, Inc.	2,900	483,864
IMI plc	1,515	27,266
Ingersoll-Rand plc	2,350	209,597
JTEKT Corp.	1,451	24,931
Kawasaki Heavy Industries Ltd.	889	31,205
KION Group AG	422	36,446
Komatsu Ltd.	5,462	197,684
Kone OYJ, Class B	2,081	111,811
Kubota Corp.	6,209	121,755
Kurita Water Industries Ltd.	600	19,490
Makita Corp.	1,348	56,648
MAN SE	247	28,273
Metso OYJ	655	22,375
MINEBEA MITSUMI, Inc.	2,231	46,788
Mitsubishi Heavy Industries Ltd.	1,895	70,805
Nabtesco Corp.	674	25,841
NGK Insulators Ltd.	1,538	29,047
NSK Ltd.	2,174	34,228
PACCAR, Inc.	3,250	231,010
Parker-Hannifin Corp.	1,250	249,475

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/AB DYNAMIC GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

	Number of Shares	Value (Note 1)
Pentair plc	1,550	$109,461
Sandvik AB	6,677	116,966
Schindler Holding AG	247	56,855
Schindler Holding AG (Registered)	119	26,928
SKF AB, Class B	2,297	51,019
SMC Corp.	343	141,188
Snap-on, Inc.	550	95,865
Stanley Black & Decker, Inc.	1,450	246,051
Sumitomo Heavy Industries Ltd.	770	32,597
THK Co. Ltd.	700	26,279
Volvo AB, Class B	9,348	174,012
Wartsila OYJ Abp (x)	944	59,578
Weir Group plc (The)	1,354	38,811
Xylem, Inc.	1,650	112,530
Yangzijiang Shipbuilding Holdings Ltd.	13,551	14,894

		6,322,562

Marine (0.0%)
AP Moller – Maersk A/S, Class A	24	40,073
AP Moller – Maersk A/S, Class B	39	68,135
Kuehne + Nagel International AG (Registered)	348	61,604
Mitsui OSK Lines Ltd.	755	25,195
Nippon Yusen KK*	1,061	25,886

		220,893

Professional Services (0.3%)
Adecco Group AG (Registered)*	987	75,510
Bureau Veritas SA	1,619	44,271
Capita plc	3,973	21,505
Equifax, Inc.	1,120	132,070
Experian plc	5,622	124,181
IHS Markit Ltd.*	3,389	153,013
Intertek Group plc	955	66,920
Nielsen Holdings plc	3,130	113,932
Persol Holdings Co. Ltd.	1,057	26,492
Randstad Holding NV	711	43,713
Recruit Holdings Co. Ltd.	6,512	161,824
RELX NV	5,838	134,246
RELX plc	6,395	150,149
Robert Half International, Inc.	1,170	64,982
SEEK Ltd. (x)	1,808	26,817
SGS SA (Registered)	32	83,444
Teleperformance	344	49,303
Verisk Analytics, Inc.*	1,450	139,200
Wolters Kluwer NV	1,879	98,026

		1,709,598

Road & Rail (0.6%)
Aurizon Holdings Ltd.	12,134	46,959
Central Japan Railway Co.	878	157,249
ComfortDelGro Corp. Ltd.	11,000	16,285
CSX Corp.	8,500	467,585
DSV A/S	1,167	91,897
East Japan Railway Co.	1,995	194,675
Hankyu Hanshin Holdings, Inc.	1,418	57,009
JB Hunt Transport Services, Inc.	800	91,984
Kansas City Southern	1,000	105,220
Keikyu Corp.	1,375	26,420
Keio Corp.	678	29,816
Keisei Electric Railway Co. Ltd. (x)	914	29,365
Kintetsu Group Holdings Co. Ltd.	1,071	41,063
Kyushu Railway Co.	947	29,374
MTR Corp. Ltd.	8,600	50,414
Nagoya Railroad Co. Ltd.	1,087	27,369
Nippon Express Co. Ltd.	497	33,038
Norfolk Southern Corp.	2,700	391,230
Odakyu Electric Railway Co. Ltd.	1,730	37,003
Tobu Railway Co. Ltd.	1,158	37,410
Tokyu Corp.	3,163	50,473
Union Pacific Corp.	7,500	1,005,750
West Japan Railway Co.	1,038	75,790

		3,093,378

Trading Companies & Distributors (0.3%)
AerCap Holdings NV*	860	45,245
Ashtead Group plc	2,974	79,986
Brenntag AG	960	60,783
Bunzl plc	2,068	57,853
Fastenal Co.	2,650	144,929
Ferguson plc	1,558	112,118
ITOCHU Corp.	8,782	163,910
Marubeni Corp.	9,688	70,170
MISUMI Group, Inc.	1,781	51,845
Mitsubishi Corp.	9,103	251,498
Mitsui & Co. Ltd.	10,015	162,835
Rexel SA	1,899	34,451
Sumitomo Corp.	6,971	118,478
Toyota Tsusho Corp.	1,369	55,100
Travis Perkins plc	1,586	33,555
United Rentals, Inc.*	800	137,528
WW Grainger, Inc.	500	118,125

		1,698,409

Transportation Infrastructure (0.1%)
Abertis Infraestructuras SA	4,181	93,057
Aena SME SA (m)	409	82,935
Aeroports de Paris	177	33,661
Atlantia SpA	2,686	84,824
Auckland International Airport Ltd.	5,589	25,667
Fraport AG Frankfurt Airport Services Worldwide	268	29,538
Getlink SE	2,566	33,005
Hutchison Port Holdings Trust, Class U	26,207	10,535
Japan Airport Terminal Co. Ltd.	300	11,129
Kamigumi Co. Ltd.	751	16,616
SATS Ltd.	3,600	13,997
Sydney Airport	5,858	32,223
Transurban Group	12,957	125,665

		592,852

Total Industrials		34,985,963

Information Technology (10.7%)
Communications Equipment (0.5%)
Cisco Systems, Inc.	46,650	1,786,694
F5 Networks, Inc.*	590	77,420
Harris Corp.	1,100	155,815
Juniper Networks, Inc.	3,550	101,175

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/AB DYNAMIC GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

	Number of Shares	Value (Note 1)
Motorola Solutions, Inc.	1,500	$135,510
Nokia OYJ	34,243	159,991
Telefonaktiebolaget LM Ericsson, Class B (x)	18,011	118,235

		2,534,840

Electronic Equipment, Instruments & Components (0.4%)
Alps Electric Co. Ltd.	1,202	34,350
Amphenol Corp., Class A	2,850	250,230
Corning, Inc.	8,400	268,716
FLIR Systems, Inc.	1,250	58,275
Hamamatsu Photonics KK	815	27,414
Hexagon AB, Class B	1,555	77,891
Hirose Electric Co. Ltd.	190	27,773
Hitachi High-Technologies Corp.	400	16,863
Hitachi Ltd.	28,363	220,988
Ingenico Group SA	357	38,127
Keyence Corp.	583	326,594
Kyocera Corp.	1,904	124,590
Murata Manufacturing Co. Ltd.	1,160	155,662
Nippon Electric Glass Co. Ltd.	543	20,722
Omron Corp.	1,172	69,899
Shimadzu Corp.	1,512	34,380
TDK Corp.	826	65,904
TE Connectivity Ltd.	3,300	313,632
Yaskawa Electric Corp.	1,599	70,460
Yokogawa Electric Corp.	1,501	28,748

		2,231,218

Internet Software & Services (2.0%)
Akamai Technologies, Inc.*	1,600	104,064
Alphabet, Inc., Class A*	2,790	2,938,986
Alphabet, Inc., Class C*	2,820	2,950,849
Auto Trader Group plc (m)	4,685	22,316
DeNA Co. Ltd.	563	11,607
eBay, Inc.*	9,290	350,605
Facebook, Inc., Class A*	22,140	3,906,824
Kakaku.com, Inc.	760	12,849
Mixi, Inc.	334	14,999
United Internet AG (Registered)	758	52,150
VeriSign, Inc. (x)*	800	91,552
Yahoo Japan Corp. (x)	7,631	35,014

		10,491,815

IT Services (1.8%)
Accenture plc, Class A	5,770	883,329
Alliance Data Systems Corp.	450	114,066
Amadeus IT Group SA	2,661	191,919
Atos SE	579	84,303
Automatic Data Processing, Inc.	4,150	486,339
Capgemini SE	955	113,314
Cognizant Technology Solutions Corp., Class A	5,510	391,320
Computershare Ltd.	2,551	32,444
CSRA, Inc.	1,500	44,880
DXC Technology Co.	2,658	252,244
Fidelity National Information Services, Inc.	3,100	291,679
Fiserv, Inc.*	1,970	258,326
Fujitsu Ltd.	11,630	82,852
Gartner, Inc.*	862	106,155
Global Payments, Inc.	1,420	142,341
International Business Machines Corp.	8,100	1,242,702
Mastercard, Inc., Class A	8,750	1,324,401
Nomura Research Institute Ltd.	873	40,599
NTT Data Corp.	3,900	46,347
Obic Co. Ltd.	379	27,851
Otsuka Corp.	316	24,231
Paychex, Inc.	2,980	202,878
PayPal Holdings, Inc.*	10,550	776,691
Total System Services, Inc.	1,550	122,590
Visa, Inc., Class A	17,100	1,949,743
Western Union Co. (The)	4,330	82,313
Wirecard AG	699	78,057
Worldpay Group plc (m)	11,828	68,030

		9,461,944

Semiconductors & Semiconductor Equipment (1.8%)
Advanced Micro Devices, Inc. (x)*	7,472	76,812
Analog Devices, Inc.	3,406	303,236
Applied Materials, Inc.	9,950	508,644
ASM Pacific Technology Ltd. (x)	1,700	23,696
ASML Holding NV	2,312	402,654
Broadcom Ltd.	3,800	976,220
Disco Corp.	194	43,165
Infineon Technologies AG	6,883	188,584
Intel Corp.	43,850	2,024,116
KLA-Tencor Corp.	1,450	152,352
Lam Research Corp.	1,550	285,309
Microchip Technology, Inc. (x)	2,150	188,942
Micron Technology, Inc.*	10,400	427,648
NVIDIA Corp.	5,600	1,083,600
NXP Semiconductors NV*	2,093	245,069
Qorvo, Inc.*	1,150	76,590
QUALCOMM, Inc.	13,800	883,476
Renesas Electronics Corp.*	2,977	34,691
Rohm Co. Ltd.	580	64,241
Skyworks Solutions, Inc.	1,700	161,415
STMicroelectronics NV	3,891	84,992
SUMCO Corp.	1,397	35,807
Texas Instruments, Inc.	9,250	966,070
Tokyo Electron Ltd.	952	172,361
Xilinx, Inc.	2,300	155,066

		9,564,756

Software (2.4%)
Activision Blizzard, Inc.	7,011	443,937
Adobe Systems, Inc.*	4,600	806,103
ANSYS, Inc.*	793	117,039
Autodesk, Inc.*	2,050	214,902
CA, Inc.	2,950	98,176
Cadence Design Systems, Inc.*	2,584	108,063
Check Point Software Technologies Ltd.*	813	84,243
Citrix Systems, Inc.*	1,340	117,920
Dassault Systemes SE	786	83,548
Electronic Arts, Inc.*	2,900	304,674
Intuit, Inc.	2,270	358,161
Konami Holdings Corp.	626	34,446
LINE Corp.*	358	14,600
Micro Focus International plc	2,612	88,976
Microsoft Corp.	71,900	6,150,325

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/AB DYNAMIC GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

	Number of Shares	Value (Note 1)
Nexon Co. Ltd.*	1,295	$37,698
Nice Ltd.	404	36,515
Nintendo Co. Ltd.	683	249,681
Oracle Corp.	28,150	1,330,931
Oracle Corp. Japan	226	18,734
Red Hat, Inc.*	1,660	199,366
Sage Group plc (The)	6,334	68,244
salesforce.com, Inc.*	6,350	649,161
SAP SE	5,864	657,506
Symantec Corp.	5,730	160,784
Synopsys, Inc.*	1,399	119,251
Trend Micro, Inc.	737	41,797
Ubisoft Entertainment SA*	376	28,936

		12,623,717

Technology Hardware, Storage & Peripherals (1.8%)
Apple, Inc.	48,219	8,160,100
Brother Industries Ltd.	1,343	33,135
Canon, Inc.	6,404	238,711
FUJIFILM Holdings Corp.	2,430	99,314
Hewlett Packard Enterprise Co.	15,330	220,139
HP, Inc.	15,550	326,705
Konica Minolta, Inc.	2,500	24,051
NEC Corp.	1,540	41,550
NetApp, Inc.	2,500	138,300
Ricoh Co. Ltd.	3,934	36,556
Seagate Technology plc (x)	2,650	110,876
Seiko Epson Corp.	1,741	41,086
Western Digital Corp.	2,750	218,708
Xerox Corp.	1,950	56,843

		9,746,074

Total Information Technology		56,654,364

Materials (2.6%)
Chemicals (1.5%)
Air Liquide SA	2,553	321,791
Air Products & Chemicals, Inc.	2,050	336,364
Air Water, Inc.	903	19,058
Akzo Nobel NV	1,527	133,785
Albemarle Corp.	1,014	129,680
Arkema SA	445	54,221
Asahi Kasei Corp.	7,407	95,550
BASF SE	5,498	605,187
CF Industries Holdings, Inc.	2,150	91,461
Chr Hansen Holding A/S	588	55,154
Clariant AG (Registered)*	1,384	38,703
Covestro AG (m)	724	74,734
Croda International plc	789	47,127
Daicel Corp.	1,807	20,560
DowDuPont, Inc.	21,755	1,549,390
Eastman Chemical Co.	1,350	125,064
Ecolab, Inc.	2,450	328,741
EMS-Chemie Holding AG (Registered)	55	36,716
Evonik Industries AG	1,048	39,446
FMC Corp.	1,250	118,325
Frutarom Industries Ltd.	230	21,581
FUCHS PETROLUB SE (Preference) (q)	406	21,556
Givaudan SA (Registered)	55	127,108
Hitachi Chemical Co. Ltd.	628	16,130
Incitec Pivot Ltd.	8,478	25,798
International Flavors & Fragrances, Inc.	750	114,458
Israel Chemicals Ltd.	2,163	8,765
Johnson Matthey plc	1,220	50,651
JSR Corp.	1,292	25,433
K+S AG (Registered)	1,267	31,552
Kaneka Corp.	1,643	15,005
Kansai Paint Co. Ltd.	1,280	33,262
Koninklijke DSM NV	1,130	108,019
Kuraray Co. Ltd.	2,016	38,039
LANXESS AG	561	44,621
Linde AG	1,116	242,901
LyondellBasell Industries NV, Class A	3,050	336,476
Mitsubishi Chemical Holdings Corp.	8,550	93,828
Mitsubishi Gas Chemical Co., Inc.	1,142	32,788
Mitsui Chemicals, Inc.	1,079	34,714
Monsanto Co.	4,100	478,797
Mosaic Co. (The)	3,250	83,395
Nippon Paint Holdings Co. Ltd.	955	30,216
Nissan Chemical Industries Ltd.	723	28,843
Nitto Denko Corp.	980	87,063
Novozymes A/S, Class B	1,338	76,445
Orica Ltd.	2,372	33,499
PPG Industries, Inc.	2,400	280,368
Praxair, Inc.	2,700	417,635
Sherwin-Williams Co. (The)	800	328,032
Shin-Etsu Chemical Co. Ltd.	2,338	237,587
Sika AG	13	103,258
Solvay SA	461	64,108
Sumitomo Chemical Co. Ltd.	9,228	66,338
Symrise AG	776	66,684
Taiyo Nippon Sanso Corp.	871	12,191
Teijin Ltd.	1,098	24,460
Toray Industries, Inc.	8,616	81,247
Tosoh Corp.	1,730	39,214
Umicore SA	1,134	53,684
Yara International ASA	1,049	48,128

		8,284,934

Construction Materials (0.2%)
Boral Ltd. (x)	6,933	42,140
CRH plc	5,019	180,389
Fletcher Building Ltd.	3,713	19,999
HeidelbergCement AG	928	100,490
Imerys SA	222	20,920
James Hardie Industries plc (CHDI) (x)	2,560	45,182
LafargeHolcim Ltd. (Registered)*	2,755	155,357
Martin Marietta Materials, Inc.	600	132,624
Taiheiyo Cement Corp.	722	31,174
Vulcan Materials Co.	1,250	160,463

		888,738

Containers & Packaging (0.2%)
Amcor Ltd.	6,796	81,766
Avery Dennison Corp.	850	97,631
Ball Corp.	3,250	123,013
International Paper Co.	3,850	223,068
Packaging Corp. of America	899	108,374

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/AB DYNAMIC GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

	Number of Shares	Value (Note 1)
Sealed Air Corp.	1,650	$81,345
Toyo Seikan Group Holdings Ltd.	900	14,458
WestRock Co.	2,350	148,544

		878,199

Metals & Mining (0.7%)
Alumina Ltd.	12,301	23,323
Anglo American plc (x)	7,853	164,289
Antofagasta plc	2,237	30,354
ArcelorMittal*	3,929	127,826
BHP Billiton Ltd.	19,133	441,437
BHP Billiton plc	12,710	261,267
BlueScope Steel Ltd.	3,386	40,606
Boliden AB	1,738	59,451
Fortescue Metals Group Ltd.	9,136	34,786
Freeport-McMoRan, Inc.*	12,550	237,948
Fresnillo plc	1,272	24,542
Glencore plc*	72,365	381,045
Hitachi Metals Ltd.	1,357	19,486
JFE Holdings, Inc.	3,091	74,233
Kobe Steel Ltd.	1,817	16,852
Maruichi Steel Tube Ltd.	348	10,192
Mitsubishi Materials Corp.	656	23,346
Newcrest Mining Ltd.	4,498	80,088
Newmont Mining Corp.	4,950	185,724
Nippon Steel & Sumitomo Metal Corp.	4,497	115,383
Norsk Hydro ASA	7,891	59,923
Nucor Corp.	2,950	187,561
Randgold Resources Ltd.	589	58,927
Rio Tinto Ltd.	2,599	153,733
Rio Tinto plc	7,384	392,999
South32 Ltd.	29,376	79,993
Sumitomo Metal Mining Co. Ltd.	1,500	68,933
thyssenkrupp AG	2,595	75,396
voestalpine AG	743	44,436

		3,474,079

Paper & Forest Products (0.0%)
Mondi plc	2,319	60,460
Oji Holdings Corp.	5,099	33,941
Stora Enso OYJ, Class R	3,437	54,518
UPM-Kymmene OYJ	3,136	97,491

		246,410

Total Materials		13,772,360

Real Estate (1.7%)
Equity Real Estate Investment Trusts (REITs) (1.3%)
Alexandria Real Estate Equities, Inc. (REIT)	853	111,393
American Tower Corp. (REIT)	4,000	570,679
Apartment Investment & Management Co. (REIT), Class A	1,450	63,380
Ascendas REIT (REIT)	14,800	30,099
AvalonBay Communities, Inc. (REIT)	1,300	231,933
Boston Properties, Inc. (REIT)	1,450	188,544
British Land Co. plc (The) (REIT)	5,739	53,581
CapitaLand Commercial Trust (REIT)	15,000	21,646
CapitaLand Mall Trust (REIT)	12,800	20,385
Crown Castle International Corp. (REIT)	3,800	421,838
Daiwa House REIT Investment Corp. (REIT)	10	23,759
Dexus (REIT)	5,679	43,203
Digital Realty Trust, Inc. (REIT)	1,900	216,410
Duke Realty Corp. (REIT)	3,287	89,439
Equinix, Inc. (REIT)	750	339,915
Equity Residential (REIT)	3,400	216,818
Essex Property Trust, Inc. (REIT)	650	156,891
Extra Space Storage, Inc. (REIT)	1,150	100,568
Federal Realty Investment Trust (REIT)	700	92,967
Fonciere Des Regions (REIT)	206	23,353
Gecina SA (REIT)	308	56,874
GGP, Inc. (REIT)	5,800	135,662
Goodman Group (REIT)	10,498	68,969
GPT Group (The) (REIT)	10,650	42,462
Hammerson plc (REIT)	4,246	31,358
HCP, Inc. (REIT)	4,350	113,448
Host Hotels & Resorts, Inc. (REIT)	6,900	136,965
ICADE (REIT)	235	23,101
Iron Mountain, Inc. (REIT)	2,460	92,816
Japan Prime Realty Investment Corp. (REIT)	5	15,886
Japan Real Estate Investment Corp. (REIT)	8	37,985
Japan Retail Fund Investment Corp. (REIT)	17	31,171
Kimco Realty Corp. (REIT)	3,950	71,693
Klepierre SA (REIT)	1,362	59,918
Land Securities Group plc (REIT)	4,470	60,835
Link REIT (REIT)	13,100	121,479
Macerich Co. (The) (REIT)	1,000	65,680
Mid-America Apartment Communities, Inc. (REIT)	1,082	108,806
Mirvac Group (REIT)	21,721	39,827
Nippon Building Fund, Inc. (REIT)	8	39,121
Nippon Prologis REIT, Inc. (REIT)	12	25,379
Nomura Real Estate Master Fund, Inc. (REIT)	24	29,799
Prologis, Inc. (REIT)	4,950	319,325
Public Storage (REIT)	1,400	292,600
Realty Income Corp. (REIT)	2,550	145,401
Regency Centers Corp. (REIT)	1,369	94,707
SBA Communications Corp. (REIT)*	1,150	187,864
Scentre Group (REIT)	31,489	102,945
Segro plc (REIT)	5,833	46,229
Simon Property Group, Inc. (REIT)	2,900	498,045
SL Green Realty Corp. (REIT)	900	90,837
Stockland (REIT)	14,303	49,996
Suntec REIT (REIT)	12,000	19,290
UDR, Inc. (REIT)	2,450	94,374

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/AB DYNAMIC GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

	Number of Shares	Value (Note 1)
Unibail-Rodamco SE (REIT)	603	$151,937
United Urban Investment Corp. (REIT)	19	27,334
Ventas, Inc. (REIT)	3,300	198,033
Vicinity Centres (REIT)	20,033	42,516
Vornado Realty Trust (REIT)	1,600	125,088
Welltower, Inc. (REIT)	3,450	220,007
Westfield Corp. (REIT)	11,584	85,775
Weyerhaeuser Co. (REIT)	7,000	246,820

		7,465,158

Real Estate Management & Development (0.4%)
Aeon Mall Co. Ltd.	600	11,736
Azrieli Group Ltd.	296	16,528
CapitaLand Ltd.	15,000	39,590
CBRE Group, Inc., Class A*	2,800	121,268
City Developments Ltd.	2,000	18,677
CK Asset Holdings Ltd.	15,132	132,284
Daito Trust Construction Co. Ltd.	435	88,699
Daiwa House Industry Co. Ltd.	3,402	130,645
Deutsche Wohnen SE	2,156	94,318
Global Logistic Properties Ltd.	15,861	39,965
Hang Lung Group Ltd.	4,000	14,719
Hang Lung Properties Ltd.	11,800	28,847
Henderson Land Development Co. Ltd.	7,040	46,406
Hongkong Land Holdings Ltd.	6,900	48,369
Hulic Co. Ltd.	1,864	20,944
Hysan Development Co. Ltd.	3,000	15,916
Kerry Properties Ltd.	3,300	14,847
LendLease Group	3,349	42,723
Mitsubishi Estate Co. Ltd.	7,578	131,821
Mitsui Fudosan Co. Ltd.	5,447	122,065
New World Development Co. Ltd.	34,300	51,541
Nomura Real Estate Holdings, Inc.	700	15,693
Sino Land Co. Ltd.	18,000	31,886
Sumitomo Realty & Development Co. Ltd.	2,095	68,851
Sun Hung Kai Properties Ltd.	8,500	141,869
Swire Pacific Ltd., Class A	3,000	27,781
Swire Properties Ltd.	5,824	18,785
Swiss Prime Site AG (Registered)*	426	39,345
Tokyo Tatemono Co. Ltd.	1,356	18,317
Tokyu Fudosan Holdings Corp.	3,052	22,076
UOL Group Ltd.	2,900	19,233
Vonovia SE	2,877	142,877
Wharf Holdings Ltd. (The)	7,100	24,537
Wharf Real Estate Investment Co. Ltd.*	7,100	47,255
Wheelock & Co. Ltd.	4,200	29,997

		1,880,410

Total Real Estate		9,345,568

Telecommunication Services (1.5%)
Diversified Telecommunication Services (1.2%)
AT&T, Inc.	57,300	2,227,824
Bezeq The Israeli Telecommunication Corp. Ltd.	9,439	14,268
BT Group plc	49,517	181,646
CenturyLink, Inc.	9,050	150,954
Deutsche Telekom AG (Registered)	19,844	352,266
Elisa OYJ	887	34,823
HKT Trust & HKT Ltd.	22,160	28,250
Iliad SA	162	38,827
Koninklijke KPN NV	20,204	70,495
Nippon Telegraph & Telephone Corp.	4,164	195,903
Orange SA	12,010	208,588
PCCW Ltd.	22,200	12,900
Proximus SADP	979	32,127
Singapore Telecommunications Ltd.	48,600	130,056
Spark New Zealand Ltd.	9,195	23,655
Swisscom AG (Registered)	155	82,475
TDC A/S	4,764	29,276
Telecom Italia SpA*	66,845	57,787
Telecom Italia SpA (RNC)	30,291	21,661
Telefonica Deutschland Holding AG	4,398	22,089
Telefonica SA	27,063	263,831
Telenor ASA	4,409	94,456
Telia Co. AB	15,365	68,461
Telstra Corp. Ltd.	23,700	67,126
TPG Telecom Ltd. (x)	1,442	7,392
Verizon Communications, Inc.	38,050	2,013,987

		6,431,123

Wireless Telecommunication Services (0.3%)
Drillisch AG	316	26,097
KDDI Corp.	10,757	267,744
Millicom International Cellular SA (SDR)	388	26,204
NTT DOCOMO, Inc.	8,125	191,885
SoftBank Group Corp.	4,966	393,136
StarHub Ltd.	3,000	6,393
Tele2 AB, Class B	2,123	26,088
Vodafone Group plc	157,434	499,514

		1,437,061

Total Telecommunication Services		7,868,184

Utilities (1.7%)
Electric Utilities (1.0%)
Alliant Energy Corp.	2,142	91,271
American Electric Power Co., Inc.	4,600	338,422
AusNet Services	8,888	12,517
Chubu Electric Power Co., Inc.	3,868	48,078
Chugoku Electric Power Co., Inc. (The)	1,500	16,122
CK Infrastructure Holdings Ltd.	3,800	32,660
CLP Holdings Ltd.	9,600	98,238
Duke Energy Corp.	6,550	550,920
Edison International	3,050	192,882
EDP – Energias de Portugal SA	13,589	47,039
Electricite de France SA	3,243	40,545
Endesa SA	1,833	39,269
Enel SpA	48,103	296,085
Entergy Corp.	1,650	134,294

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/AB DYNAMIC GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

	Number of Shares	Value (Note 1)
Eversource Energy	2,950	$186,381
Exelon Corp.	8,950	352,720
FirstEnergy Corp.	4,100	125,542
Fortum OYJ	2,564	50,761
HK Electric Investments & HK Electric Investments Ltd. (m)(x)	13,263	12,138
Iberdrola SA	33,771	261,760
Kansai Electric Power Co., Inc. (The)	4,254	52,101
Kyushu Electric Power Co., Inc.	2,358	24,715
Mercury NZ Ltd.	3,460	8,264
NextEra Energy, Inc.	4,400	687,235
Orsted A/S (m)	1,127	61,520
PG&E Corp.	4,750	212,943
Pinnacle West Capital Corp.	1,050	89,439
Power Assets Holdings Ltd.	8,100	68,374
PPL Corp.	6,350	196,533
Red Electrica Corp. SA	2,690	60,388
Southern Co. (The)	9,300	447,236
SSE plc	5,900	105,150
Terna Rete Elettrica Nazionale SpA	7,776	45,195
Tohoku Electric Power Co., Inc.	2,791	35,694
Tokyo Electric Power Co. Holdings, Inc.*	7,700	30,479
Xcel Energy, Inc.	4,700	226,117

		5,279,027

Gas Utilities (0.1%)
APA Group	6,538	42,494
Gas Natural SDG SA	2,024	46,749
Hong Kong & China Gas Co. Ltd.	49,170	96,416
Osaka Gas Co. Ltd.	2,260	43,525
Toho Gas Co. Ltd.	444	12,176
Tokyo Gas Co. Ltd.	2,315	52,977

		294,337

Independent Power and Renewable Electricity Producers (0.0%)
AES Corp.	6,150	66,605
Electric Power Development Co. Ltd.	829	22,330
Meridian Energy Ltd.	6,439	13,348
NRG Energy, Inc.	2,800	79,743
Uniper SE	1,199	37,404

		219,430

Multi-Utilities (0.6%)
AGL Energy Ltd.	4,038	76,750
Ameren Corp.	2,250	132,728
CenterPoint Energy, Inc.	4,000	113,440
Centrica plc	32,082	59,472
CMS Energy Corp.	2,600	122,980
Consolidated Edison, Inc.	2,900	246,355
Dominion Energy, Inc.	6,000	486,359
DTE Energy Co.	1,700	186,082
E.ON SE	13,018	141,530
Engie SA	10,875	187,048
Innogy SE (m)	825	32,344
National Grid plc	20,250	239,257
NiSource, Inc.	3,000	77,010
Public Service Enterprise Group, Inc.	4,700	242,050
RWE AG*	3,065	62,518
SCANA Corp.	1,300	51,714
Sempra Energy	2,350	251,262
Suez	2,284	40,189
Veolia Environnement SA	2,923	74,615
WEC Energy Group, Inc.	2,950	195,969

		3,019,672

Water Utilities (0.0%)
American Water Works Co., Inc.	1,650	150,959
Severn Trent plc	1,534	44,778
United Utilities Group plc	4,001	44,809

		240,546

Total Utilities		9,053,012

Total Common Stocks (56.8%) (Cost $253,729,063)		303,253,021

EXCHANGE TRADED FUNDS (ETF):
iShares Russell 2000 ETF	148,901	22,701,446
SPDR S&P MidCap 400 ETF Trust (x)	66,230	22,876,505

Total Exchange Traded Funds (8.5%) (Cost $41,244,868)		45,577,951

	Principal Amount	Value (Note 1)
LONG-TERM DEBT SECURITIES:
U.S. Government Agency Securities (0.6%)
FHLMC 3.750%, 3/27/19	$1,645,000	1,682,244
2.375%, 1/13/22	1,380,000	1,389,519

Total U.S. Government Agency Securities		3,071,763

U.S. Treasury Obligations (12.5%)
U.S. Treasury Bonds 8.000%, 11/15/21	3,245,000	3,952,562
U.S. Treasury Notes 1.375%, 12/31/18	1,232,000	1,226,538
1.375%, 2/28/19	1,587,600	1,578,856
1.500%, 3/31/19	1,444,700	1,438,492
3.125%, 5/15/19	2,609,300	2,653,485
3.625%, 8/15/19	4,048,100	4,160,291
1.500%, 11/30/19	1,395,000	1,384,783
3.625%, 2/15/20	1,946,200	2,015,761
1.500%, 5/31/20	2,100,000	2,079,164
1.625%, 7/31/20	2,780,000	2,758,498
1.375%, 8/31/20	2,815,000	2,773,875
3.625%, 2/15/21	3,215,000	3,371,480
1.375%, 5/31/21	3,561,700	3,481,562
1.250%, 10/31/21	3,597,500	3,485,359
1.875%, 11/30/21	3,500,000	3,471,563
1.750%, 4/30/22	1,965,900	1,931,881
1.750%, 5/31/22	603,000	592,471
1.875%, 7/31/22	1,055,000	1,040,741
2.000%, 7/31/22	2,453,000	2,434,411
1.875%, 8/31/22	605,500	596,985

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/AB DYNAMIC GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

	Principal Amount	Value (Note 1)
1.875%, 10/31/22	$748,000	$737,160
1.625%, 11/15/22	1,435,000	1,398,172
2.000%, 11/30/22	898,000	889,932
2.125%, 12/31/22	895,000	891,259
1.750%, 5/15/23	2,150,000	2,097,342
2.250%, 12/31/23	795,000	793,509
2.250%, 11/15/24	2,105,000	2,094,311
2.000%, 2/15/25	2,855,000	2,790,874
2.125%, 5/15/25	2,135,000	2,102,308
1.625%, 2/15/26	2,980,000	2,814,238
2.000%, 11/15/26	725,000	701,749
2.250%, 2/15/27	404,000	398,729
2.375%, 5/15/27	1,502,800	1,498,573
2.250%, 8/15/27	1,152,500	1,136,383

Total U.S. Treasury Obligations		66,773,297

Total Long-Term Debt Securities (13.1%) (Cost $70,135,622)		69,845,060

	Number of Shares	Value (Note 1)
SHORT-TERM INVESTMENTS:
Investment Company (10.5%)
JPMorgan Prime Money Market Fund, IM Shares	56,426,122	56,431,765

	Principal Amount	Value (Note 1)
Repurchase Agreements (0.9%)
Bank of Nova Scotia (The), 1.39%, dated 12/29/17, due 1/2/18, repurchase price $3,000,463, collateralized by various U.S. Government Treasury Securities, ranging from 0.000%-3.750%, maturing 1/11/18-2/15/47; total market value $3,062,517. (xx)	$3,000,000	3,000,000
Citigroup Global Markets Ltd., 1.40%, dated 12/29/17, due 1/2/18, repurchase price $100,016, collateralized by various Foreign Government Agency Securities, ranging from 1.625%-2.500%, maturing 3/16/21-7/29/25, U.S. Government Treasury Securities, ranging from 0.875%-7.250%, maturing from 8/15/20-2/15/47; total market value $102,000. (xx)	100,000	100,000
Deutsche Bank AG, 1.81%, dated 12/29/17, due 1/2/18, repurchase price $200,040, collateralized by various Common Stocks, U.S. Government Treasury Securities, ranging from 1.875%-2.250%, maturing 4/30/22-8/15/46; total market value $222,444. (xx)	200,000	200,000
Deutsche Bank AG, 1.81%, dated 12/29/17, due 1/2/18, repurchase price $100,020, collateralized by various Common Stocks, U.S. Government Treasury Securities, ranging from 1.875%-2.250%, maturing 4/30/22-8/15/46; total market value $111,222. (xx)	100,000	100,000
Deutsche Bank AG, 1.81%, dated 12/29/17, due 1/2/18, repurchase price $46,105, collateralized by various Common Stocks, U.S. Government Treasury Securities, ranging from 1.875%-2.250%, maturing 4/30/22-8/15/46; total market value $51,269. (xx)	46,096	46,096
Deutsche Bank AG, 1.55%, dated 12/29/17, due 1/2/18, repurchase price $100,017, collateralized by various Corporate Bonds, ranging from 1.750%-1.875%, maturing 9/5/19-4/14/22, Foreign Government Agency Securities, ranging from 1.875%-2.000%, maturing 3/15/19-5/2/25; total market value $102,000. (xx)	100,000	100,000
Deutsche Bank AG, 1.81%, dated 12/29/17, due 1/2/18, repurchase price $200,040, collateralized by various Common Stocks, U.S. Government Treasury Securities, ranging from 1.875%-2.250%, maturing 4/30/22-8/15/46; total market value $222,444. (xx)	200,000	200,000
NBC Global Finance Ltd., 1.59%, dated 12/29/17, due 1/2/18, repurchase price $100,018, collateralized by various Common Stocks; total market value $111,243. (xx)	100,000	100,000
NBC Global Finance Ltd., 1.59%, dated 12/29/17, due 1/2/18, repurchase price $100,018, collateralized by various Common Stocks; total market value $111,243. (xx)	100,000	100,000
NBC Global Finance Ltd., 1.59%, dated 12/29/17, due 1/2/18, repurchase price $100,018, collateralized by various Common Stocks; total market value $111,243. (xx)	100,000	100,000
RBS Securities, Inc., 1.37%, dated 12/29/17, due 1/2/18, repurchase price $503,262, collateralized by various U.S. Government Treasury Securities, ranging from 1.750%-1.875%, maturing 2/28/22-9/30/22; total market value $513,252. (xx)	503,185	503,185

Total Repurchase Agreements		4,549,281

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/AB DYNAMIC GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

	Principal Amount	Value (Note 1)
U.S. Treasury Obligations (7.4%)
U.S. Treasury Bills 1.27%, 3/8/18#(p)	$6,000,000	$5,985,890
1.35%, 3/29/18 (p)	33,850,000	33,739,023

Total U.S. Treasury Obligations		39,724,913

Total Short-Term Investments (18.8%) (Cost $100,710,251)		100,705,959

Total Investments in Securities (97.2%) (Cost $465,819,804)		519,381,991
Other Assets Less Liabilities (2.8%)		15,042,243

Net Assets (100%)		$534,424,234

*	Non-income producing.
#	All, or a portion of security held by broker as collateral for financial futures contracts, with a total collateral value of $5,686,596.
(m)	Regulation S is an exemption for securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. Resale restrictions may apply for purposes of the Securities Act of 1933. At December 31, 2017, the market value of these securities amounted to $600,540 or 0.1% of net assets.
(p)	Yield to maturity.
(q)	Preference Shares are a special type of equity investment that shares in the earnings of the company, has limited voting rights, and receives a greater dividend than applicable Common Shares.
(r)	Value determined using significant unobservable inputs.
(x)	All or a portion of security is on loan at December 31, 2017.
(xx)	At December 31, 2017, the Portfolio had loaned securities with a total value of $4,467,314. This was secured by cash collateral of $4,549,281 which was subsequently invested in joint repurchase agreements with a total value of $4,549,281, as detailed in the Notes to the Financial Statements, for which the Portfolio has a proportionate interest as reported in the Portfolio of Investments as Repurchase Agreements, and $64,667 collateralized by various U.S. Government Treasury Securities, ranging from 0.000% – 5.500%, maturing 1/4/18 – 11/15/46.

Glossary:

ADR	— American Depositary Receipt
AUD	— Australian Dollar
CHDI	— Clearing House Electronic Subregister System
(CHESS) Depository Interest
CHF	— Swiss Franc
CVA	— Dutch Certification
EUR	— European Currency Unit
FDR	— Finnish Depositary Receipt
FHLMC	— Federal Home Loan Mortgage Corp.
GBP	— British Pound
JPY	— Japanese Yen
NOK	— Norwegian Krone
RNC	— Risparmio Non-Convertible Savings Shares
SDR	— Swedish Depositary Receipt
SEK	— Swedish Krona
USD	— United States Dollar

Country Diversification As a Percentage of Total Net Assets
Australia	1.2%
Austria	0.0	#
Belgium	0.2
Bermuda	0.0	#
Chile	0.0	#
China	0.0	#
Colombia	0.0	#
Denmark	0.3
Finland	0.2
France	1.7
Germany	1.7
Hong Kong	0.6
Ireland	0.1
Israel	0.1
Italy	0.3
Japan	4.1
Jersey	0.0	#
Luxembourg	0.0	#
Macau	0.0	#
Mexico	0.0	#
Netherlands	0.8
New Zealand	0.0	#
Norway	0.1
Portugal	0.0	#
Singapore	0.2
South Africa	0.0	#
Spain	0.5
Sweden	0.5
Switzerland	1.5
United Kingdom	2.7
United States	80.4
Cash and Other	2.8

	100.0%

#    Percent shown is less than 0.05%.

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/AB DYNAMIC GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

Futures contracts outstanding as of December 31, 2017 (Note 1):

Description	Number of Contracts	Expiration Date	Trading Currency	Notional Amount ($)	Value and Unrealized Appreciation (Depreciation) ($)
Long Contracts
EURO STOXX 50 Index	179	3/2018	EUR	7,502,026	(181,962)
FTSE 100 Index	94	3/2018	GBP	9,693,699	243,649
MSCI EAFE E-Mini Index	208	3/2018	USD	21,273,200	211,171
SPI 200 Index	52	3/2018	AUD	6,106,236	(2,251)
TOPIX Index	143	3/2018	JPY	23,060,217	450,177
U.S. Treasury 10 Year Note	215	3/2018	USD	26,670,079	(132,669)
U.S. Treasury 2 Year Note	81	3/2018	USD	17,342,859	(20,252)
U.S. Treasury 5 Year Note	23	3/2018	USD	2,671,773	(14,942)

					552,921

Short Contracts
S&P 500 E-Mini Index	(102)	3/2018	USD	(13,647,600)	(46,533)

					(46,533)

					506,388

Forward foreign currency contracts outstanding as of December 31, 2017 (Note 1):

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation) ($)
GBP	5,552,910	USD	7,340,141	Credit Suisse	3/14/2018	174,426
JPY	849,114,826	USD	7,517,299	Bank of America	3/14/2018	45,150
JPY	941,151,278	USD	8,350,921	Credit Suisse	3/14/2018	31,229
NOK	18,260,474	USD	2,189,670	Credit Suisse	3/14/2018	38,711

Total unrealized appreciation						289,516

USD	1,665,465	AUD	2,207,551	Bank of America	3/14/2018	(56,752)
USD	3,396,774	AUD	4,468,470	Barclays Bank plc	3/14/2018	(89,296)
USD	4,225,159	CHF	4,146,808	Citibank NA	3/14/2018	(51,817)
USD	1,879,942	CHF	1,850,813	Deutsche Bank AG	3/14/2018	(28,968)
USD	9,216,599	EUR	7,810,038	Credit Suisse	3/14/2018	(193,558)
USD	13,334,516	GBP	9,976,750	Credit Suisse	3/14/2018	(166,687)
USD	898,573	SEK	7,548,147	Barclays Bank plc	3/14/2018	(25,515)
USD	1,171,279	SEK	9,808,994	Credit Suisse	3/14/2018	(29,594)

Total unrealized depreciation						(642,187)

Net unrealized depreciation						(352,671)

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/AB DYNAMIC GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2017:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Common Stocks
Consumer Discretionary	$26,203,285	$11,098,833	$—	$37,302,118
Consumer Staples	17,536,834	10,039,191	—	27,576,025
Energy	12,944,047	4,758,208	—	17,702,255
Financials	31,840,264	18,605,375	—	50,445,639
Health Care	29,527,677	9,019,856	—	38,547,533
Industrials	21,969,052	13,016,299	612	34,985,963
Information Technology	51,171,616	5,482,748	—	56,654,364
Materials	6,404,481	7,367,879	—	13,772,360
Real Estate	6,208,583	3,136,985	—	9,345,568
Telecommunication Services	4,392,765	3,475,419	—	7,868,184
Utilities	6,235,191	2,817,821	—	9,053,012
Exchange Traded Funds	45,577,951	—	—	45,577,951
Forward Currency Contracts	—	289,516	—	289,516
Futures	904,997	—	—	904,997
Short-Term Investments
Investment Company	56,431,765	—	—	56,431,765
Repurchase Agreements	—	4,549,281	—	4,549,281
U.S. Treasury Obligations	—	39,724,913	—	39,724,913
U.S. Government Agency Securities	—	3,071,763	—	3,071,763
U.S. Treasury Obligations	—	66,773,297	—	66,773,297

Total Assets	$317,348,508	$203,227,384	$612	$520,576,504

Liabilities:
Forward Currency Contracts	$—	$(642,187)	$—	$(642,187)
Futures	(398,609)	—	—	(398,609)

Total Liabilities	$(398,609)	$(642,187)	$—	$(1,040,796)

Total	$316,949,899	$202,585,197	$612	$519,535,708

There were no transfers between Levels 1, 2 or 3 during the year ended December 31, 2017.

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/AB DYNAMIC GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

Fair Values of Derivative Instruments as of December 31, 2017:

	Statement of Assets and Liabilities
Derivatives Not Accounted for as Hedging Instrument^	Asset Derivatives	Fair Value
Foreign exchange contracts	Receivables	$289,516
Equity contracts	Receivables, Net assets – Unrealized appreciation	904,997	*

Total		$1,194,513

	Liability Derivatives
Foreign exchange contracts	Payables	$(642,187)
Equity contracts	Payables, Net assets – Unrealized depreciation	(230,746	) *
Interest rate contracts	Payables, Net assets – Unrealized depreciation	(167,863	) *

Total		$(1,040,796)

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Portfolio of Investments. Only variation margin is reported within the Statement of Assets & Liabilities.

The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2017:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instrument^	Futures	Forward Foreign Currency Contracts	Total
Interest rate contracts	$(200,326)	$—	$(200,326)
Foreign exchange contracts	—	1,523,192	1,523,192
Equity contracts	7,165,113	—	7,165,113

Total	$6,964,787	$1,523,192	$8,487,979

Amount of Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instrument^	Futures	Forward Foreign Currency Contracts	Total
Interest rate contracts	$9,449	$—	$9,449
Foreign exchange contracts	—	(2,433)	(2,433)
Equity contracts	286,477	—	286,477

Total	$295,926	$(2,433)	$293,493

^ The Portfolio held forward foreign currency contracts and futures contracts as a substitute for investing in conventional securities, hedging and in an attempt to enhance returns.

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/AB DYNAMIC GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

The Portfolio held forward foreign currency contracts with an average settlement value of approximately $81,562,000 and futures contracts with an average notional balance of approximately $106,605,000 during the year ended December 31, 2017.

The following table presents the Portfolio’s gross derivative assets and liabilities by counterparty net of amounts available for offset under netting arrangements and any related collateral received or pledged by the Portfolio as of December 31, 2017:

Counterparty	Gross Amount of Derivative Assets Presented in the Statement of Assets and Liabilities (a)	Derivatives Available for Offset	Collateral Received	Net Amount Due from Counterparty
Bank of America	$45,150	$(45,150)	$—	$—
Credit Suisse	244,366	(244,366)	—	—

Total	$289,516	$(289,516)	$—	$—

Counterparty	Gross Amount of Derivative Liabilities Presented in the Statement of Assets and Liabilities (a)	Derivatives Available for Offset	Collateral Pledged	Net Amount Due to Counterparty
Barclays Bank plc	$114,811	$—	$—	$114,811
Bank of America	56,752	(45,150)	—	11,602
Citibank NA	51,817	—	—	51,817
Credit Suisse	389,839	(244,366)	—	145,473
Deutsche Bank AG	28,968	—	—	28,968

Total	$642,187	$(289,516)	$—	$352,671

(a)	For financial reporting purposes the Portfolio does not offset derivative assets and derivative liabilities subject to master netting arrangements in the Statement of Assets and Liabilities.

Investment security transactions for the year ended December 31, 2017 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$194,538,446
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$34,497,594

As of December 31, 2017, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments in securities and derivative instruments, if applicable, for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$60,836,208
Aggregate gross unrealized depreciation	(7,104,835)

Net unrealized appreciation	$53,731,373

Federal income tax cost of investments in securities and derivative instruments, if applicable	$465,804,335

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/AB DYNAMIC GROWTH PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2017

ASSETS
Investments in Securities, at value (x):
Unaffiliated Issuers (Cost $461,270,523)	$514,832,710
Repurchase Agreements (Cost $4,549,281)	4,549,281
Cash	18,713,000
Foreign cash (Cost $148,418)	150,225
Receivable for securities sold	1,209,583
Dividends, interest and other receivables	953,835
Receivable from Separate Accounts for Portfolio shares sold	530,997
Unrealized appreciation on forward foreign currency contracts	289,516
Due from broker for futures variation margin	94,732
Securities lending income receivable	6,009
Other assets	1,839

Total assets	541,331,727

LIABILITIES
Payable for return of collateral on securities loaned	4,549,281
Payable for securities purchased	1,136,661
Unrealized depreciation on forward foreign currency contracts	642,187
Investment management fees payable	335,141
Distribution fees payable – Class IB	111,155
Administrative fees payable	53,904
Payable to Separate Accounts for Portfolio shares redeemed	6,732
Trustees’ fees payable	115
Accrued expenses	72,317

Total liabilities	6,907,493

NET ASSETS	$534,424,234

Net assets were comprised of:
Paid in capital	$479,359,199
Accumulated undistributed net investment income (loss)	(105,423)
Accumulated undistributed net realized gain (loss)	1,446,882
Net unrealized appreciation (depreciation)	53,723,576

Net assets	$534,424,234

Class IB
Net asset value, offering and redemption price per share, $534,424,234 / 48,042,766 shares outstanding (unlimited amount authorized: $0.01 par value)	$11.12

(x)	Includes value of securities on loan of $4,467,314.

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2017

INVESTMENT INCOME
Dividends (net of $225,412 foreign withholding tax)	$6,341,464
Interest	1,631,359
Securities lending (net)	37,143

Total income	8,009,966

EXPENSES
Investment management fees	3,199,815
Distribution fees – Class IB	1,066,605
Administrative fees	525,202
Custodian fees	87,500
Professional fees	63,357
Printing and mailing expenses	36,123
Recoupment fees	20,134
Trustees’ fees	9,176
Miscellaneous	11,250

Total expenses	5,019,162

NET INVESTMENT INCOME (LOSS)	2,990,804

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Investments in securities	1,536,182
Futures contracts	6,964,787
Forward foreign currency contracts	1,523,192
Foreign currency transactions	27,635

Net realized gain (loss)	10,051,796

Change in unrealized appreciation (depreciation) on:
Investments in securities	44,803,253
Futures contracts	295,926
Forward foreign currency contracts	(2,433)
Foreign currency translations	10,763

Net change in unrealized appreciation (depreciation)	45,107,509

NET REALIZED AND UNREALIZED GAIN (LOSS)	55,159,305

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$58,150,109

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/AB DYNAMIC GROWTH PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2017	2016
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$2,990,804	$243,115
Net realized gain (loss)	10,051,796	2,973,285
Net change in unrealized appreciation (depreciation)	45,107,509	10,109,448

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	58,150,109	13,325,848

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income
Class IB	(4,680,144)	(844,881)
Distributions from net realized capital gains
Class IB	(7,039,952)	(1,471,869)

TOTAL DIVIDENDS AND DISTRIBUTIONS	(11,720,096)	(2,316,750)

CAPITAL SHARES TRANSACTIONS:
Class IB
Capital shares sold [ 13,819,316 and 19,101,322 shares, respectively ]	147,988,009	182,718,668
Capital shares issued in reinvestment of dividends and distributions [ 1,062,924 and 232,985 shares, respectively ]	11,720,096	2,316,750
Capital shares repurchased [ (996,419) and (538,380) shares, respectively ]	(10,605,320)	(5,170,982)

Total Class IB transactions	149,102,785	179,864,436

Class K (b)
Capital shares repurchased [ 0 and (993,259) shares, respectively ]	—	(9,050,887)

Total Class K transactions	—	(9,050,887)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	149,102,785	170,813,549

TOTAL INCREASE (DECREASE) IN NET ASSETS	195,532,798	181,822,647
NET ASSETS:
Beginning of year	338,891,436	157,068,789

End of year (a)	$534,424,234	$338,891,436

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$(105,423)	$(1,299)

(b) After the close of business on February 21, 2016, operations for Class K ceased and shares of seed capital were fully redeemed.

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/AB DYNAMIC GROWTH PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,				May 1, 2015* to December 31, 2015
Class IB	2017		2016
Net asset value, beginning of period	$9.92		$9.60		$10.00

Income (loss) from investment operations:
Net investment income (loss) (e)	0.07		0.01		0.04
Net realized and unrealized gain (loss)	1.38		0.38		(0.43)

Total from investment operations	1.45		0.39		(0.39)

Less distributions:
Dividends from net investment income	(0.10)		(0.03)		(0.01)
Distributions from net realized gains	(0.15)		(0.04)		—	#

Total dividends and distributions	(0.25)		(0.07)		(0.01)

Net asset value, end of period	$11.12		$9.92		$9.60

Total return (b)	14.70%		4.06%		(3.85)%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$534,424		$338,891		$147,530
Ratio of expenses to average net assets:
After waivers (a)(f)	1.18	%(j)	1.16	%(j)	1.12%
Before waivers (a)(f)	1.18%		1.19%		1.31%
Ratio of net investment income (loss) to average net assets:
After waivers (a)(f)	0.70%		0.10%		0.65	%(l)
Before waivers (a)(f)	0.70%		0.07%		0.46	%(l)
Portfolio turnover rate (z)^	11%		79%		13%

Class K	January 1, 2016 to February 21, 2016‡		May 1, 2015* to December 31, 2015
Net asset value, beginning of period	$9.60		$10.00

Income (loss) from investment operations:
Net investment income (loss) (e)	(0.01)		0.05
Net realized and unrealized gain (loss)	(0.48)		(0.42)

Total from investment operations	(0.49)		(0.37)

Less distributions:
Dividends from net investment income	—		(0.03)
Distributions from net realized gains	—		—	#

Total dividends and distributions	—		(0.03)

Net asset value, end of period	$9.11		$9.60

Total return (b)	(5.10)%		(3.68)%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$—		$9,539
Ratio of expenses to average net assets:
After waivers (a)(f)	0.89%		0.92%
Before waivers (a)(f)	0.98%		1.39%
Ratio of net investment income (loss) to average net assets:
After waivers (a)(f)	(0.80)%		0.70	%(l)
Before waivers (a)(f)	(0.89)%		0.23	%(l)
Portfolio turnover rate (z)^	79%		13%

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/AB DYNAMIC GROWTH PORTFOLIO

FINANCIAL HIGHLIGHTS (Continued)

*	Commencement of Operations.
‡	After the close of business on February 21, 2016, operations for Class K ceased and shares of seed capital were fully redeemed. The shares are no longer being offered, but are still registered.
#	Per share amount is less than $0.005.
^	Portfolio turnover rate excludes derivatives, if any.
(a)	Ratios for periods less than one year are annualized. Certain non-recurring expenses incurred by the Portfolio are not annualized for periods less than one year.
(b)	Total returns for periods less than one year are not annualized.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.
(j)	Including direct and indirect expenses, the net expense ratio after waivers would be 1.20% for Class IB.
(l)	The annualized ratio of net investment income to average net assets may not be indicative of operating results for a full year.
(z)	Portfolio turnover rate for periods less than one year is not annualized.

See Notes to Financial Statements.

AXA/AB DYNAMIC MODERATE GROWTH PORTFOLIO (Unaudited)

INVESTMENT MANAGER

➢	AXA Equitable Funds Management Group, LLC

INVESTMENT SUB-ADVISER

➢	AllianceBernstein L.P.

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/17
	1 Year	5 Years	Since Incept.
Portfolio – Class IB Shares*	12.91%	7.22%	5.77%
AXA/AB Dynamic Moderate Growth Index	13.22	8.33	7.13
S&P 500® Index	21.83	15.79	12.92
Bloomberg Barclays U.S. Intermediate Government Bond Index	1.14	0.92	1.88
* Date of inception 2/18/11. Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned 12.91% for the year ended December 31, 2017. This compares to the returns of the following benchmarks over the same period: the AXA/AB Dynamic Moderate Growth Index, the S&P 500® Index and the Bloomberg Barclays U.S. Intermediate Government Bond Index, which returned 13.22%, 21.83% and 1.14%, respectively.

Portfolio Highlights

Global equities delivered powerful returns during the fourth quarter, a strong ending to 2017. For both the fourth quarter and 2017, emerging-market stocks were the clear winners, outperforming their developed-market peers after several disappointing years. Japanese stocks rebounded, while European equities were essentially flat as stronger regional growth drove the euro higher. U.S. stocks, while posting exceptional gains, were outpaced by global stocks. Expectations of tax reform helped fuel U.S. markets; the S&P 500 Index has seen 14 consecutive months of positive returns amid record low volatility.

Within the Portfolio, overweight positions relative to the benchmark in international developed equities contributed to relative performance. In the fixed income portion, underweight U.S. bonds helped relative performance.

Detracting from performance was regional selection within international developed stocks.

The Portfolio held futures as a method of modifying exposures and managing duration. During the period, these securities had a negligible impact on returns.

Portfolio Positioning and Outlook — AllianceBernstein L.P.

The team believes that global growth is more broad-based and the low-volatility environment should persist. The team is monitoring risks that may send risk higher; among these are uncertainty around U.S. tax policy and its ramifications and geopolitical risks. The team will make adjustments to Portfolio positioning as conditions warrant.

Portfolio Characteristics As of December 31, 2017
Weighted Average Life (Years)	5.09
Weighted Average Coupon (%)	2.45
Weighted Average Modified Duration (Years)*	4.76
Weighted Average Rating**	AAA

*  Modified duration is a measure of the price sensitivity of the Portfolio to interest rate movements, taking into account specific features of the securities in which it invests.

** Weighted Average Rating has been provided by the Investment Sub-Adviser. A credit rating is an assessment provided by a nationally recognized statistical rating organization (NRSRO) of the creditworthiness of an issuer with respect to debt obligations, including specific securities, money market instruments or other debts. Ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest); ratings are subject to change without notice.

AXA/AB DYNAMIC MODERATE GROWTH PORTFOLIO (Unaudited)

Sector Weightings as of December 31, 2017	% of Net Assets
U.S. Treasury Obligations	26.5%
Information Technology	10.3
Financials	10.1
Exchange Traded Funds	8.7
Consumer Discretionary	7.3
Health Care	7.3
Industrials	6.9
Consumer Staples	5.4
Energy	3.3
Materials	2.8
Real Estate	1.8
Utilities	1.7
Telecommunication Services	1.6
U.S. Government Agency Securities	0.7
Investment Company	0.6
Repurchase Agreements	0.3
Cash and Other	4.7

100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees (in the case of Class IB shares of the Portfolio), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2017 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/17	Ending Account Value 12/31/17	Expenses Paid During Period* 7/1/17 - 12/31/17
Class IB
Actual	$1,000.00	$1,062.75	$5.76
Hypothetical (5% average annual return before expenses)	1,000.00	1,019.62	5.64

*  Expenses are equal to the Portfolio’s Class IB shares annualized expense ratio of 1.11%, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

EQ ADVISORS TRUST

AXA/AB DYNAMIC MODERATE GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2017

	Number of Shares	Value (Note 1)

COMMON STOCKS:
Consumer Discretionary (7.3%)
Auto Components (0.4%)
Aisin Seiki Co. Ltd.	6,678	$375,165
Aptiv plc	12,683	1,075,899
BorgWarner, Inc.	9,960	508,856
Bridgestone Corp.	24,568	1,142,110
Cie Generale des Etablissements Michelin	6,469	927,927
Continental AG	4,155	1,121,960
Denso Corp.	17,995	1,080,099
Faurecia	2,868	224,123
GKN plc	64,863	279,714
Goodyear Tire & Rubber Co. (The)	12,200	394,182
Koito Manufacturing Co. Ltd.	4,251	298,806
Minth Group Ltd.	27,983	168,875
NGK Spark Plug Co. Ltd.	6,021	146,364
NOK Corp.	3,597	83,991
Nokian Renkaat OYJ	4,401	199,604
Schaeffler AG (Preference) (q)	6,270	111,228
Stanley Electric Co. Ltd.	5,327	216,295
Sumitomo Electric Industries Ltd.	28,487	481,631
Sumitomo Rubber Industries Ltd.	6,955	129,378
Toyoda Gosei Co. Ltd.	2,456	62,493
Toyota Industries Corp.	6,154	395,429
Valeo SA	9,052	676,317
Yokohama Rubber Co. Ltd. (The) (x)	4,483	109,931

		10,210,377

Automobiles (0.9%)
Bayerische Motoren Werke AG	12,505	1,302,808
Bayerische Motoren Werke AG (Preference) (q)	2,082	186,457
Daimler AG (Registered)	36,365	3,089,184
Ferrari NV	4,638	486,651
Fiat Chrysler Automobiles NV*	40,470	723,999
Ford Motor Co.	178,190	2,225,593
General Motors Co.	64,250	2,633,608
Harley-Davidson, Inc. (x)	8,400	427,392
Honda Motor Co. Ltd.	64,993	2,227,672
Isuzu Motors Ltd.	20,828	348,812
Mazda Motor Corp.	21,476	288,094
Mitsubishi Motors Corp.	25,329	182,985
Nissan Motor Co. Ltd.	87,674	874,211
Peugeot SA	22,213	451,889
Porsche Automobil Holding SE (Preference) (q)	5,784	484,268
Renault SA	7,260	730,933
Subaru Corp.	23,240	739,019
Suzuki Motor Corp.	12,982	752,824
Toyota Motor Corp.	98,589	6,311,271
Volkswagen AG	1,226	248,160
Volkswagen AG (Preference) (q)	7,010	1,400,002
Yamaha Motor Co. Ltd.	10,573	346,725

		26,462,557

Distributors (0.0%)
Genuine Parts Co.	6,835	649,394
Jardine Cycle & Carriage Ltd.	3,732	113,485
LKQ Corp.*	13,996	569,217

		1,332,096

Diversified Consumer Services (0.0%)
Benesse Holdings, Inc.	2,709	95,569
H&R Block, Inc.	10,770	282,390

		377,959

Hotels, Restaurants & Leisure (1.0%)
Accor SA	7,090	365,798
Aristocrat Leisure Ltd.	20,499	379,066
Carnival Corp.	20,555	1,364,235
Carnival plc	7,077	467,431
Chipotle Mexican Grill, Inc.*	1,411	407,821
Compass Group plc	59,727	1,290,247
Crown Resorts Ltd.	14,309	145,363
Darden Restaurants, Inc.	5,265	505,545
Domino’s Pizza Enterprises Ltd. (x)	2,350	85,629
Flight Centre Travel Group Ltd.	2,100	72,488
Galaxy Entertainment Group Ltd.	88,904	713,476
Genting Singapore plc	228,382	223,695
Hilton Worldwide Holdings, Inc.	9,730	777,038
InterContinental Hotels Group plc	6,817	434,335
Kingston Financial Group Ltd.	167,501	160,794
Marriott International, Inc., Class A	14,830	2,012,876
McDonald’s Corp.	41,245	7,099,090
McDonald’s Holdings Co. Japan Ltd. (x)	2,511	110,424
Melco Resorts & Entertainment Ltd. (ADR)	9,307	270,275
Merlin Entertainments plc	26,856	131,586
MGM China Holdings Ltd.	35,881	108,614
MGM Resorts International	22,970	766,968
Norwegian Cruise Line Holdings Ltd.*	8,503	452,785
Oriental Land Co. Ltd.	8,242	751,234
Paddy Power Betfair plc	3,027	360,289
Royal Caribbean Cruises Ltd.	7,766	926,328
Sands China Ltd.	91,469	472,398
Shangri-La Asia Ltd.	47,334	107,477
SJM Holdings Ltd. (x)	74,784	67,003
Sodexo SA	3,418	459,527
Starbucks Corp.	67,530	3,878,249
Tabcorp Holdings Ltd. (x)	71,480	311,209
TUI AG	16,629	345,755
Whitbread plc	6,928	374,154
Wyndham Worldwide Corp.	5,150	596,731
Wynn Macau Ltd.	58,873	186,501
Wynn Resorts Ltd.	3,695	622,940
Yum Brands, Inc.	18,680	1,524,475

		29,329,849

Household Durables (0.4%)
Barratt Developments plc	38,133	333,367
Berkeley Group Holdings plc	4,894	277,322

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/AB DYNAMIC MODERATE GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

	Number of Shares	Value (Note 1)

Casio Computer Co. Ltd.	7,337	$105,554
DR Horton, Inc.	15,035	767,837
Electrolux AB	9,087	292,779
Garmin Ltd.	5,330	317,508
Husqvarna AB, Class B	15,740	149,857
Iida Group Holdings Co. Ltd.	5,560	104,859
Leggett & Platt, Inc.	6,155	293,778
Lennar Corp., Class A	8,225	520,149
Mohawk Industries, Inc.*	2,900	800,110
Newell Brands, Inc.	20,847	644,172
Nikon Corp.	12,870	259,285
Panasonic Corp.	83,382	1,220,667
Persimmon plc	11,657	430,926
PulteGroup, Inc.	14,485	481,626
Rinnai Corp.	1,268	114,787
SEB SA	853	158,075
Sekisui Chemical Co. Ltd.	15,123	303,601
Sekisui House Ltd.	22,173	400,560
Sharp Corp.*	5,647	193,955
Sony Corp.	47,754	2,154,281
Taylor Wimpey plc	123,576	344,370
Techtronic Industries Co. Ltd.	51,955	338,815
Whirlpool Corp.	3,565	601,202

		11,609,442

Internet & Direct Marketing Retail (1.1%)
Amazon.com, Inc.*	18,242	21,333,473
Expedia, Inc.	5,427	649,992
Netflix, Inc.*	19,546	3,752,050
Priceline Group, Inc. (The)*	2,279	3,960,309
Rakuten, Inc.	35,200	322,556
Start Today Co. Ltd.	7,063	214,695
TripAdvisor, Inc. (x)*	5,207	179,433
Zalando SE (m)*	4,205	222,576

		30,635,084

Leisure Products (0.1%)
Bandai Namco Holdings, Inc.	7,546	246,790
Hasbro, Inc.	5,125	465,810
Mattel, Inc. (x)	15,510	238,544
Sankyo Co. Ltd.	1,692	53,234
Sega Sammy Holdings, Inc.	6,536	81,095
Shimano, Inc.	2,802	394,157
Yamaha Corp.	6,333	233,817

		1,713,447

Media (1.3%)
Altice NV, Class A (x)*	20,043	210,329
Axel Springer SE	1,834	143,320
CBS Corp. (Non-Voting), Class B	19,245	1,135,455
Charter Communications, Inc., Class A*	9,970	3,349,520
Comcast Corp., Class A	222,404	8,907,279
Dentsu, Inc.	8,170	346,233
Discovery Communications, Inc., Class A (x)*	6,855	153,415
Discovery Communications, Inc., Class C*	10,855	229,800
DISH Network Corp., Class A*	9,790	467,473
Eutelsat Communications SA	6,594	152,658
Hakuhodo DY Holdings, Inc.	8,810	114,391

Interpublic Group of Cos., Inc. (The)	18,335	369,634
ITV plc	136,828	305,742
JCDecaux SA	2,810	113,302
Lagardere SCA	4,458	142,977
News Corp., Class A	17,336	281,017
News Corp., Class B	4,920	81,672
Omnicom Group, Inc.	10,930	796,032
Pearson plc	31,085	308,895
ProSiebenSat.1 Media SE	8,800	303,087
Publicis Groupe SA	7,829	532,149
REA Group Ltd.	1,990	119,014
RTL Group SA	1,462	117,653
Schibsted ASA, Class B	3,702	98,292
Scripps Networks Interactive, Inc., Class A	4,345	370,976
SES SA (FDR)	13,759	214,779
Singapore Press Holdings Ltd. (x)	60,453	119,781
Sky plc*	38,954	532,249
Telenet Group Holding NV*	1,993	138,911
Time Warner, Inc.	36,095	3,301,609
Toho Co. Ltd.	4,283	148,437
Twenty-First Century Fox, Inc., Class A	51,130	1,765,519
Twenty-First Century Fox, Inc., Class B	19,682	671,550
Viacom, Inc., Class B	15,800	486,798
Vivendi SA	39,021	1,049,690
Walt Disney Co. (The)	73,657	7,918,863
WPP plc	48,001	869,083

		36,367,584

Multiline Retail (0.3%)
Dollar General Corp.	13,310	1,237,963
Dollar Tree, Inc.*	10,744	1,152,939
Don Quijote Holdings Co. Ltd.	4,481	234,241
Harvey Norman Holdings Ltd.	21,019	68,388
Isetan Mitsukoshi Holdings Ltd.	12,690	157,337
J Front Retailing Co. Ltd.	9,197	173,288
Kohl’s Corp.	8,650	469,090
Macy’s, Inc.	14,160	356,690
Marks & Spencer Group plc (x)	61,363	260,809
Marui Group Co. Ltd.	7,502	137,356
Next plc	5,554	339,318
Nordstrom, Inc.	5,830	276,225
Ryohin Keikaku Co. Ltd.	902	280,987
Takashimaya Co. Ltd.	11,414	120,142
Target Corp.	27,500	1,794,376

		7,059,149

Specialty Retail (1.1%)
ABC-Mart, Inc.	1,247	71,605
Advance Auto Parts, Inc.	3,366	335,557
AutoZone, Inc.*	1,405	999,475
Best Buy Co., Inc.	12,835	878,812
CarMax, Inc.*	8,910	571,398
Dufry AG (Registered)*	1,323	196,729
Fast Retailing Co. Ltd.	2,004	798,754
Foot Locker, Inc.	6,266	293,750
Gap, Inc. (The)	10,345	352,351
Hennes & Mauritz AB, Class B	35,859	740,077
Hikari Tsushin, Inc.	812	116,746

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/AB DYNAMIC MODERATE GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

	Number of Shares	Value (Note 1)

Home Depot, Inc. (The)	57,985	$10,989,898
Industria de Diseno Textil SA	41,199	1,435,770
Kingfisher plc	82,418	375,781
L Brands, Inc.	11,655	701,864
Lowe’s Cos., Inc.	41,815	3,886,287
Nitori Holdings Co. Ltd.	3,026	431,442
O’Reilly Automotive, Inc.*	4,465	1,074,011
Ross Stores, Inc.	18,480	1,483,020
Shimamura Co. Ltd.	837	92,113
Signet Jewelers Ltd. (x)	3,626	205,050
Tiffany & Co.	5,100	530,145
TJX Cos., Inc. (The)	30,620	2,341,205
Tractor Supply Co.	6,104	456,274
Ulta Beauty, Inc.*	2,942	658,008
USS Co. Ltd.	8,282	175,379
Yamada Denki Co. Ltd. (x)	23,727	130,770

		30,322,271

Textiles, Apparel & Luxury Goods (0.7%)
adidas AG	7,112	1,426,347
Asics Corp. (x)	6,042	96,307
Burberry Group plc	16,269	393,623
Cie Financiere Richemont SA (Registered)	19,715	1,786,479
Hanesbrands, Inc. (x)	17,900	374,289
Hermes International	1,197	640,913
HUGO BOSS AG	2,393	203,686
Kering	2,862	1,349,550
Li & Fung Ltd. (x)	223,924	122,956
Luxottica Group SpA	6,411	393,458
LVMH Moet Hennessy Louis Vuitton SE	10,532	3,101,076
Michael Kors Holdings Ltd.*	8,163	513,861
NIKE, Inc., Class B	61,670	3,857,458
Pandora A/S	4,037	439,504
PVH Corp.	3,752	514,812
Ralph Lauren Corp. (x)	2,679	277,786
Swatch Group AG (The)	1,165	475,110
Swatch Group AG (The) (Registered)	2,109	161,240
Tapestry, Inc.	12,650	559,510
Under Armour, Inc., Class A (x)*	8,292	119,654
Under Armour, Inc., Class C (x)*	8,350	111,222
VF Corp.	15,520	1,148,480
Yue Yuen Industrial Holdings Ltd.	28,025	110,122

		18,177,443

Total Consumer Discretionary		203,597,258

Consumer Staples (5.4%)
Beverages (1.2%)
Anheuser-Busch InBev SA	28,778	3,215,712
Asahi Group Holdings Ltd.	14,612	724,926
Brown-Forman Corp., Class B	9,184	630,665
Carlsberg A/S, Class B	4,041	485,204
Coca-Cola Amatil Ltd.	20,874	138,602
Coca-Cola Bottlers Japan, Inc.	4,675	170,736
Coca-Cola Co. (The)	178,130	8,172,604

Coca-Cola European Partners plc	8,233	328,085
Coca-Cola HBC AG*	6,889	225,089
Constellation Brands, Inc., Class A	8,050	1,839,989
Davide Campari-Milano SpA	21,936	169,632
Diageo plc	95,134	3,500,131
Dr Pepper Snapple Group, Inc.	8,570	831,804
Heineken Holding NV	4,352	430,742
Heineken NV	9,790	1,021,126
Kirin Holdings Co. Ltd.	32,794	826,726
Molson Coors Brewing Co., Class B	8,405	689,798
Monster Beverage Corp.*	20,640	1,306,306
PepsiCo, Inc.	66,100	7,926,712
Pernod Ricard SA	8,020	1,269,728
Remy Cointreau SA	856	118,627
Suntory Beverage & Food Ltd.	5,252	233,526
Treasury Wine Estates Ltd.	27,878	347,159

		34,603,629

Food & Staples Retailing (1.0%)
Aeon Co. Ltd.	23,052	389,229
Carrefour SA	21,944	474,984
Casino Guichard Perrachon SA	2,097	127,213
Colruyt SA	2,266	117,890
Costco Wholesale Corp.	20,125	3,745,665
CVS Health Corp.	50,210	3,640,225
FamilyMart UNY Holdings Co. Ltd.	3,111	218,122
ICA Gruppen AB	3,039	110,363
J Sainsbury plc (x)	62,031	202,175
Jeronimo Martins SGPS SA	9,507	184,736
Koninklijke Ahold Delhaize NV	48,392	1,064,588
Kroger Co. (The)	44,560	1,223,172
Lawson, Inc.	1,895	125,969
METRO AG*	6,801	135,867
Seven & i Holdings Co. Ltd.	28,458	1,182,772
Sundrug Co. Ltd.	2,791	129,797
Sysco Corp.	24,000	1,457,520
Tesco plc	309,277	873,766
Tsuruha Holdings, Inc.	1,388	188,721
Walgreens Boots Alliance, Inc.	39,455	2,865,222
Wal-Mart Stores, Inc.	71,701	7,080,473
Wesfarmers Ltd.	42,823	1,484,190
Wm Morrison Supermarkets plc	84,461	250,763
Woolworths Group Ltd.	48,888	1,041,355

		28,314,777

Food Products (1.1%)
Ajinomoto Co., Inc.	20,519	386,251
Archer-Daniels-Midland Co.	27,175	1,089,174
Associated British Foods plc	13,455	512,289
Barry Callebaut AG (Registered)*	83	173,163
Calbee, Inc.	3,033	98,655
Campbell Soup Co.	8,190	394,021
Chocoladefabriken Lindt & Spruengli AG	40	244,240
Chocoladefabriken Lindt & Spruengli AG (Registered)	4	289,332
Conagra Brands, Inc.	19,815	746,431

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/AB DYNAMIC MODERATE GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

	Number of Shares	Value (Note 1)

Danone SA	22,799	$1,913,509
General Mills, Inc.	27,085	1,605,870
Golden Agri-Resources Ltd. (x)	266,665	73,772
Hershey Co. (The)	6,575	746,328
Hormel Foods Corp.	12,340	449,053
JM Smucker Co. (The)	5,460	678,350
Kellogg Co.	11,530	783,809
Kerry Group plc, Class A	5,987	671,743
Kikkoman Corp.	5,562	225,096
Kraft Heinz Co. (The)	27,185	2,113,906
Marine Harvest ASA (x)*	15,736	266,400
McCormick & Co., Inc. (Non-Voting)	5,250	535,028
MEIJI Holdings Co. Ltd.	4,614	392,707
Mondelez International, Inc., Class A	71,705	3,068,974
Nestle SA (Registered)	117,540	10,108,113
NH Foods Ltd.	6,855	167,185
Nisshin Seifun Group, Inc.	7,472	150,932
Nissin Foods Holdings Co. Ltd.	2,219	162,080
Orkla ASA	30,787	326,408
Toyo Suisan Kaisha Ltd.	3,351	143,200
Tyson Foods, Inc., Class A	13,380	1,084,717
WH Group Ltd. (m)	332,159	374,977
Wilmar International Ltd. (x)	60,461	139,687
Yakult Honsha Co. Ltd.	3,322	250,606
Yamazaki Baking Co. Ltd.	4,992	97,337

		30,463,343

Household Products (0.8%)
Church & Dwight Co., Inc.	11,880	596,020
Clorox Co. (The)	5,945	884,259
Colgate-Palmolive Co.	40,810	3,079,115
Essity AB, Class B*	22,882	649,938
Henkel AG & Co. KGaA	3,925	470,941
Henkel AG & Co. KGaA (Preference) (q)	6,729	890,943
Kimberly-Clark Corp.	16,520	1,993,303
Lion Corp.	8,473	160,549
Procter & Gamble Co. (The)	120,630	11,083,484
Reckitt Benckiser Group plc	25,241	2,357,935
Unicharm Corp.	15,241	396,259

		22,562,746

Personal Products (0.5%)
Beiersdorf AG	3,807	447,190
Coty, Inc., Class A	21,876	435,114
Estee Lauder Cos., Inc. (The), Class A	10,140	1,290,214
Kao Corp.	18,695	1,264,142
Kose Corp.	1,145	178,749
L’Oreal SA	9,516	2,111,717
Pola Orbis Holdings, Inc.	3,462	121,520
Shiseido Co. Ltd.	14,352	693,685
Unilever NV (CVA)	61,524	3,466,198
Unilever plc	47,692	2,656,465

		12,664,994

Tobacco (0.8%)
Altria Group, Inc.	89,495	6,390,838
British American Tobacco plc	86,621	5,868,618
Imperial Brands plc	36,209	1,547,781

Japan Tobacco, Inc.	41,545	1,338,805
Philip Morris International, Inc.	70,855	7,485,831
Swedish Match AB	6,867	270,558

		22,902,431

Total Consumer Staples		151,511,920

Energy (3.3%)
Energy Equipment & Services (0.3%)
Baker Hughes a GE Co.	20,005	632,958
Halliburton Co.	39,215	1,916,437
Helmerich & Payne, Inc. (x)	4,930	318,675
John Wood Group plc	25,518	223,945
National Oilwell Varco, Inc.	17,160	618,103
Schlumberger Ltd.	63,543	4,282,164
TechnipFMC plc	22,026	689,634
Tenaris SA	17,835	281,615

		8,963,531

Oil, Gas & Consumable Fuels (3.0%)
Anadarko Petroleum Corp.	23,205	1,244,716
Andeavor	5,455	623,725
Apache Corp.	17,285	729,773
BP plc	746,012	5,264,781
Cabot Oil & Gas Corp.	20,940	598,884
Caltex Australia Ltd.	9,851	261,717
Chesapeake Energy Corp. (x)*	23,610	93,496
Chevron Corp.	86,080	10,776,355
Cimarex Energy Co.	4,341	529,645
Concho Resources, Inc.*	5,903	886,749
ConocoPhillips	56,470	3,099,638
Devon Energy Corp.	23,310	965,034
Enagas SA	8,566	245,334
Eni SpA	96,079	1,590,869
EOG Resources, Inc.	25,110	2,709,620
EQT Corp.	7,785	443,122
Exxon Mobil Corp.	201,214	16,829,540
Galp Energia SGPS SA	18,932	348,116
Hess Corp.	12,070	572,963
Idemitsu Kosan Co. Ltd.	5,107	205,096
Inpex Corp.	35,899	448,917
JXTG Holdings, Inc.	116,484	751,576
Kinder Morgan, Inc.	83,623	1,511,068
Koninklijke Vopak NV	2,656	116,541
Lundin Petroleum AB*	7,071	161,882
Marathon Oil Corp.	38,520	652,144
Marathon Petroleum Corp.	24,160	1,594,077
Neste OYJ	4,842	309,946
Newfield Exploration Co.*	9,055	285,504
Noble Energy, Inc.	19,600	571,144
Occidental Petroleum Corp.	34,905	2,571,102
Oil Search Ltd.	51,790	314,787
OMV AG	5,563	352,628
ONEOK, Inc.	18,047	964,612
Origin Energy Ltd.*	66,300	487,302
Phillips 66	21,460	2,170,679
Pioneer Natural Resources Co.	7,480	1,292,918
Range Resources Corp.	7,735	131,959
Repsol SA	46,149	816,458
Royal Dutch Shell plc, Class A	170,356	5,704,152
Royal Dutch Shell plc, Class B	141,459	4,791,006
Santos Ltd.*	70,811	301,114

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/AB DYNAMIC MODERATE GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

	Number of Shares	Value (Note 1)

Showa Shell Sekiyu KK	7,117	$96,641
Snam SpA	85,938	420,700
Statoil ASA	43,448	927,105
TOTAL SA	89,724	4,956,990
Valero Energy Corp.	21,485	1,974,686
Williams Cos., Inc. (The)	31,200	951,288
Woodside Petroleum Ltd. (x)	31,818	821,244

		84,469,343

Total Energy		93,432,874

Financials (10.1%)
Banks (5.2%)
ABN AMRO Group NV (CVA) (m)	16,487	532,134
AIB Group plc	33,107	214,804
Aozora Bank Ltd.	4,858	189,060
Australia & New Zealand Banking Group Ltd.	111,636	2,503,369
Banco Bilbao Vizcaya Argentaria SA	253,633	2,164,335
Banco de Sabadell SA	209,172	415,615
Banco Espirito Santo SA (Registered) (r)*	26,714	—
Banco Santander SA	612,398	4,025,891
Bank Hapoalim BM	42,488	312,465
Bank Leumi Le-Israel BM	57,381	345,805
Bank of America Corp.	472,044	13,934,739
Bank of East Asia Ltd. (The)	49,743	215,517
Bank of Ireland Group plc (Aquis Stock Exchange)	24,455	209,801
Bank of Ireland Group plc (Turquoise Stock Exchange)	12,093	102,944
Bank of Kyoto Ltd. (The)	2,588	134,826
Bank of Queensland Ltd.	16,324	162,012
Bankia SA	41,224	197,207
Bankinter SA	27,059	256,617
Barclays plc	649,300	1,780,481
BB&T Corp.	37,115	1,845,358
Bendigo & Adelaide Bank Ltd.	19,711	179,479
BNP Paribas SA	42,639	3,184,735
BOC Hong Kong Holdings Ltd.	142,757	723,574
CaixaBank SA	138,834	647,830
Chiba Bank Ltd. (The)	28,392	236,359
Citigroup, Inc.	134,730	10,025,259
Citizens Financial Group, Inc.	24,108	1,012,054
Comerica, Inc.	7,970	691,876
Commerzbank AG*	41,260	619,070
Commonwealth Bank of Australia	65,664	4,116,166
Concordia Financial Group Ltd.	48,848	294,800
Credit Agricole SA	43,905	726,976
Danske Bank A/S	28,713	1,118,033
DBS Group Holdings Ltd.	68,563	1,273,910
DNB ASA	37,743	699,183
Erste Group Bank AG*	11,717	507,587
Fifth Third Bancorp	35,775	1,085,414
Fukuoka Financial Group, Inc.	32,082	180,234
Hachijuni Bank Ltd. (The)	18,113	104,008
Hang Seng Bank Ltd.	29,496	732,412
HSBC Holdings plc	760,658	7,876,081
Huntington Bancshares, Inc.	36,305	528,601

ING Groep NV	147,593	2,713,896
Intesa Sanpaolo SpA	513,744	1,707,472
Intesa Sanpaolo SpA (RNC)	40,035	127,776
Japan Post Bank Co. Ltd.	16,486	214,644
JPMorgan Chase & Co.	167,780	17,942,392
KBC Group NV	9,661	824,289
KeyCorp	38,200	770,494
Kyushu Financial Group, Inc.	15,668	94,835
Lloyds Banking Group plc	2,734,710	2,512,958
M&T Bank Corp.	7,290	1,246,517
Mebuki Financial Group, Inc.	41,473	175,572
Mediobanca SpA	22,962	260,632
Mitsubishi UFJ Financial Group, Inc.	452,462	3,318,523
Mizrahi Tefahot Bank Ltd.	6,094	112,348
Mizuho Financial Group, Inc.	919,337	1,669,371
National Australia Bank Ltd.	102,097	2,355,581
Nordea Bank AB	116,022	1,404,467
Oversea-Chinese Banking Corp. Ltd.	120,433	1,115,679
People’s United Financial, Inc.	14,160	264,792
PNC Financial Services Group, Inc. (The)	22,900	3,304,241
Raiffeisen Bank International AG*	6,018	218,065
Regions Financial Corp.	58,860	1,017,101
Resona Holdings, Inc.	86,238	515,170
Royal Bank of Scotland Group plc*	139,042	521,883
Seven Bank Ltd.	27,026	92,585
Shinsei Bank Ltd.	7,192	124,404
Shizuoka Bank Ltd. (The)	21,021	217,159
Skandinaviska Enskilda Banken AB, Class A	58,663	688,672
Societe Generale SA	29,284	1,512,622
Standard Chartered plc*	125,868	1,325,707
Sumitomo Mitsui Financial Group, Inc.	51,123	2,208,713
Sumitomo Mitsui Trust Holdings, Inc.	12,938	513,616
SunTrust Banks, Inc.	23,070	1,490,091
Suruga Bank Ltd.	7,309	156,786
Svenska Handelsbanken AB, Class A	58,820	804,526
Swedbank AB, Class A	34,847	840,685
UniCredit SpA*	76,409	1,428,364
United Overseas Bank Ltd.	51,208	1,012,712
US Bancorp	74,645	3,999,479
Wells Fargo & Co.	211,180	12,812,291
Westpac Banking Corp.	128,829	3,151,265
Yamaguchi Financial Group, Inc.	8,759	104,090
Zions Bancorp	9,320	473,736

		143,472,822

Capital Markets (1.7%)
3i Group plc	38,010	468,801
Affiliated Managers Group, Inc.	2,476	508,199
Ameriprise Financial, Inc.	7,730	1,310,003
Amundi SA (m)	2,459	208,448
ASX Ltd.	7,661	327,925

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/AB DYNAMIC MODERATE GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

	Number of Shares	Value (Note 1)

Bank of New York Mellon Corp. (The)	49,160	$2,647,758
BlackRock, Inc.	5,775	2,966,675
Cboe Global Markets, Inc.	4,288	534,242
Charles Schwab Corp. (The)	54,910	2,820,727
CME Group, Inc.	15,480	2,260,854
Credit Suisse Group AG (Registered)*	92,607	1,653,612
Daiwa Securities Group, Inc.	63,426	397,922
Deutsche Bank AG (Registered)	78,866	1,502,209
Deutsche Boerse AG	7,426	862,496
E*TRADE Financial Corp.*	12,875	638,214
Franklin Resources, Inc.	17,035	738,127
Goldman Sachs Group, Inc. (The)	17,970	4,578,036
Hargreaves Lansdown plc	10,556	256,824
Hong Kong Exchanges & Clearing Ltd.	44,691	1,371,702
Intercontinental Exchange, Inc.	27,300	1,926,288
Invesco Ltd.	18,990	693,895
Investec plc	27,367	197,680
Japan Exchange Group, Inc.	20,526	357,235
Julius Baer Group Ltd.*	8,714	532,972
London Stock Exchange Group plc	12,102	619,758
Macquarie Group Ltd.	12,415	965,096
Moody’s Corp.	7,765	1,146,192
Morgan Stanley	69,840	3,664,504
Nasdaq, Inc.	5,245	402,973
Natixis SA	37,463	296,490
Nomura Holdings, Inc.	139,717	824,724
Northern Trust Corp.	9,850	983,917
Partners Group Holding AG (x)	678	464,779
Raymond James Financial, Inc.	6,034	538,836
S&P Global, Inc.	12,110	2,051,434
SBI Holdings, Inc.	8,476	177,231
Schroders plc	5,025	238,543
Singapore Exchange Ltd.	33,054	183,874
St James’s Place plc	20,903	346,004
State Street Corp.	18,275	1,783,823
T. Rowe Price Group, Inc.	11,345	1,190,431
UBS Group AG (Registered)*	139,089	2,560,682

		48,200,135

Consumer Finance (0.3%)
Acom Co. Ltd. (x)*	18,718	78,909
AEON Financial Service Co. Ltd.	4,939	115,021
American Express Co.	37,435	3,717,669
Capital One Financial Corp.	24,122	2,402,069
Credit Saison Co. Ltd.	6,746	122,736
Discover Financial Services	18,890	1,453,019
Navient Corp.	15,660	208,591
Synchrony Financial	38,118	1,471,736

		9,569,750

Diversified Financial Services (0.8%)
AMP Ltd.	114,084	461,983
Berkshire Hathaway, Inc., Class B*	85,682	16,983,887
Challenger Ltd.	23,316	255,238

Eurazeo SA	1,811	167,315
EXOR NV	4,352	266,831
First Pacific Co. Ltd.	102,292	69,392
Groupe Bruxelles Lambert SA	3,190	344,439
Industrivarden AB, Class C	6,943	171,393
Investor AB, Class B	17,533	799,587
Kinnevik AB, Class B	9,326	315,259
L E Lundbergforetagen AB, Class B	1,641	122,628
Leucadia National Corp.	15,195	402,516
Mitsubishi UFJ Lease & Finance Co. Ltd.	19,570	116,543
ORIX Corp.	50,891	860,190
Pargesa Holding SA	1,637	141,953
Standard Life Aberdeen plc	103,855	612,200
Wendel SA	1,161	201,153

		22,292,507

Insurance (2.1%)
Admiral Group plc	8,127	219,673
Aegon NV	69,080	440,537
Aflac, Inc.	19,170	1,682,743
Ageas	7,429	362,921
AIA Group Ltd.	457,880	3,906,090
Allianz SE (Registered)	17,043	3,915,991
Allstate Corp. (The)	17,290	1,810,436
American International Group, Inc.	47,154	2,809,435
Aon plc	12,355	1,655,570
Arthur J Gallagher & Co	8,061	510,100
Assicurazioni Generali SpA	48,035	876,049
Assurant, Inc.	2,965	298,991
Aviva plc	154,475	1,056,379
Baloise Holding AG (Registered)	1,943	302,482
Brighthouse Financial, Inc.*	4,556	267,164
Chubb Ltd.	21,081	3,080,567
Cincinnati Financial Corp.	6,765	507,172
CNP Assurances	7,167	165,580
Dai-ichi Life Holdings, Inc.	41,463	855,203
Direct Line Insurance Group plc	55,021	283,552
Everest Re Group Ltd.	1,950	431,457
Gjensidige Forsikring ASA	8,386	158,209
Hannover Rueck SE	2,396	301,571
Hartford Financial Services Group, Inc. (The)	18,115	1,019,512
Insurance Australia Group Ltd.	92,213	520,912
Japan Post Holdings Co. Ltd.	60,817	697,365
Legal & General Group plc	229,249	845,920
Lincoln National Corp.	10,975	843,648
Loews Corp.	12,225	611,617
Mapfre SA	45,280	145,494
Marsh & McLennan Cos., Inc.	23,790	1,936,268
Medibank Pvt Ltd.	110,160	282,783
MetLife, Inc.	50,120	2,534,067
MS&AD Insurance Group Holdings, Inc.	18,390	622,494
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen (Registered)	5,934	1,286,924
NN Group NV	11,852	513,649

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/AB DYNAMIC MODERATE GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

	Number of Shares	Value (Note 1)

Old Mutual plc	192,032	$600,733
Poste Italiane SpA (m)	21,825	164,322
Principal Financial Group, Inc.	12,375	873,180
Progressive Corp. (The)	26,700	1,503,744
Prudential Financial, Inc.	20,380	2,343,292
Prudential plc	98,280	2,528,460
QBE Insurance Group Ltd.	53,691	447,411
RSA Insurance Group plc	40,485	345,730
Sampo OYJ, Class A	17,173	943,710
SCOR SE	6,900	277,718
Sompo Holdings, Inc.	13,708	530,923
Sony Financial Holdings, Inc.	7,474	132,399
Suncorp Group Ltd.	50,216	543,049
Swiss Life Holding AG (Registered)*	1,273	450,700
Swiss Re AG	12,041	1,127,550
T&D Holdings, Inc.	20,717	354,308
Tokio Marine Holdings, Inc.	25,929	1,183,057
Torchmark Corp.	5,143	466,522
Travelers Cos., Inc. (The)	13,495	1,830,462
Tryg A/S	4,895	122,440
UnipolSai Assicurazioni SpA	44,023	102,842
Unum Group	10,890	597,752
Willis Towers Watson plc	6,334	954,470
XL Group Ltd.	13,330	468,683
Zurich Insurance Group AG	5,767	1,755,341

		58,407,323

Total Financials		281,942,537

Health Care (7.3%)
Biotechnology (1.2%)
AbbVie, Inc.	73,625	7,120,274
Alexion Pharmaceuticals, Inc.*	10,300	1,231,777
Amgen, Inc.	34,381	5,978,856
Biogen, Inc.*	10,010	3,188,886
Celgene Corp.*	35,760	3,731,914
CSL Ltd.	17,090	1,884,161
Genmab A/S*	2,194	363,857
Gilead Sciences, Inc.	62,498	4,477,357
Grifols SA	11,266	330,165
Incyte Corp.*	8,230	779,463
Regeneron Pharmaceuticals, Inc.*	3,600	1,353,456
Shire plc	34,298	1,805,990
Vertex Pharmaceuticals, Inc.*	11,273	1,689,372

		33,935,528

Health Care Equipment & Supplies (1.3%)
Abbott Laboratories	78,622	4,486,958
Align Technology, Inc.*	3,586	796,773
Baxter International, Inc.	25,030	1,617,939
Becton Dickinson and Co.	11,417	2,443,846
BioMerieux	1,565	140,250
Boston Scientific Corp.*	61,615	1,527,436
Cochlear Ltd.	2,173	290,318
Coloplast A/S, Class B	4,487	356,880
ConvaTec Group plc (m)	51,592	143,145
Cooper Cos., Inc. (The)	2,259	492,191
CYBERDYNE, Inc. (x)*	3,632	62,567
Danaher Corp.	27,340	2,537,699
DENTSPLY SIRONA, Inc.	11,009	724,722

Edwards Lifesciences Corp.*	9,798	1,104,333
Essilor International Cie Generale d’Optique SA	7,838	1,081,039
Fisher & Paykel Healthcare Corp. Ltd.	21,550	219,160
Getinge AB, Class B	8,655	125,556
Hologic, Inc.*	11,250	480,938
Hoya Corp.	14,722	735,349
IDEXX Laboratories, Inc.*	4,201	656,952
Intuitive Surgical, Inc.*	5,181	1,890,754
Koninklijke Philips NV	35,536	1,344,798
Medtronic plc	64,283	5,190,851
Olympus Corp.	11,002	421,821
ResMed, Inc.	6,747	571,403
Smith & Nephew plc	33,051	574,755
Sonova Holding AG (Registered)	1,977	308,789
Straumann Holding AG (Registered)	390	275,555
Stryker Corp.	14,335	2,219,631
Sysmex Corp.	5,911	465,326
Terumo Corp.	12,192	577,815
Varian Medical Systems, Inc.*	4,370	485,726
William Demant Holding A/S*	4,402	123,092
Zimmer Biomet Holdings, Inc.	8,170	985,874

		35,460,241

Health Care Providers & Services (1.2%)
Aetna, Inc.	15,967	2,880,286
Alfresa Holdings Corp.	7,101	166,819
AmerisourceBergen Corp.	8,735	802,048
Anthem, Inc.	11,935	2,685,493
Cardinal Health, Inc.	15,070	923,339
Centene Corp.*	7,770	783,838
Cigna Corp.	11,685	2,373,107
DaVita, Inc.*	7,560	546,210
Envision Healthcare Corp.*	5,462	188,767
Express Scripts Holding Co.*	28,939	2,160,007
Fresenius Medical Care AG & Co. KGaA	8,142	857,539
Fresenius SE & Co. KGaA	15,702	1,225,922
HCA Healthcare, Inc.*	13,968	1,226,949
Healthscope Ltd. (x)	65,567	107,433
Henry Schein, Inc.*	7,492	523,541
Humana, Inc.	6,770	1,679,434
Laboratory Corp. of America Holdings*	4,665	744,114
McKesson Corp.	10,445	1,628,898
Mediclinic International plc (x)	13,922	122,085
Medipal Holdings Corp.	6,465	126,632
Patterson Cos., Inc.	3,775	136,391
Quest Diagnostics, Inc.	6,535	643,632
Ramsay Health Care Ltd. (x)	5,343	292,322
Ryman Healthcare Ltd.	15,108	113,388
Sonic Healthcare Ltd.	15,042	268,297
Suzuken Co. Ltd.	2,733	112,425
UnitedHealth Group, Inc.	43,485	9,586,702
Universal Health Services, Inc., Class B	4,150	470,403

		33,376,021

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/AB DYNAMIC MODERATE GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

	Number of Shares	Value (Note 1)

Health Care Technology (0.0%)
Cerner Corp.*	13,800	$929,982
M3, Inc.	7,950	279,758

		1,209,740

Life Sciences Tools & Services (0.3%)
Agilent Technologies, Inc.	14,980	1,003,211
Eurofins Scientific SE	419	255,189
Illumina, Inc.*	6,725	1,469,345
IQVIA Holdings, Inc.*	5,946	582,113
Lonza Group AG (Registered)*	2,813	760,083
Mettler-Toledo International, Inc.*	1,234	764,488
PerkinElmer, Inc.	5,020	367,062
QIAGEN NV*	8,169	256,703
Thermo Fisher Scientific, Inc.	18,115	3,439,677
Waters Corp.*	3,715	717,701

		9,615,572

Pharmaceuticals (3.3%)
Allergan plc	15,937	2,606,974
Astellas Pharma, Inc.	78,135	996,494
AstraZeneca plc	47,807	3,305,432
Bayer AG (Registered)	31,232	3,897,266
Bristol-Myers Squibb Co.	76,305	4,675,970
Chugai Pharmaceutical Co. Ltd.	8,456	433,025
Daiichi Sankyo Co. Ltd.	21,423	558,414
Eisai Co. Ltd.	10,081	574,038
Eli Lilly & Co.	44,470	3,755,936
GlaxoSmithKline plc	185,760	3,316,881
H Lundbeck A/S	2,630	133,520
Hisamitsu Pharmaceutical Co., Inc.	2,337	141,662
Ipsen SA	1,422	169,885
Johnson & Johnson	126,140	17,624,281
Kyowa Hakko Kirin Co. Ltd.	9,798	189,482
Merck & Co., Inc.	126,860	7,138,412
Merck KGaA	4,882	525,726
Mitsubishi Tanabe Pharma Corp.	8,482	175,549
Mylan NV*	18,815	796,063
Novartis AG (Registered)	84,008	7,103,760
Novo Nordisk A/S, Class B	70,416	3,796,179
Ono Pharmaceutical Co. Ltd.	15,578	363,060
Orion OYJ, Class B	3,934	146,704
Otsuka Holdings Co. Ltd.	14,748	647,642
Perrigo Co. plc	6,680	582,229
Pfizer, Inc.	276,474	10,013,888
Recordati SpA	3,950	175,642
Roche Holding AG	26,535	6,712,379
Sanofi	42,912	3,699,410
Santen Pharmaceutical Co. Ltd.	13,808	217,031
Shionogi & Co. Ltd.	11,188	605,398
Sumitomo Dainippon Pharma Co. Ltd. (x)	6,012	89,320
Taisho Pharmaceutical Holdings Co. Ltd.	1,192	95,212
Takeda Pharmaceutical Co. Ltd.	26,881	1,527,094
Teva Pharmaceutical Industries Ltd. (ADR) (x)	34,508	653,927
UCB SA	4,775	379,164
Vifor Pharma AG (x)	1,842	236,098

Zoetis, Inc.	20,888	1,504,772

		89,563,919

Total Health Care		203,161,021

Industrials (6.9%)
Aerospace & Defense (1.3%)
Airbus SE	21,938	2,184,752
Arconic, Inc.	20,036	545,981
BAE Systems plc	120,294	930,638
Boeing Co. (The)	28,485	8,400,510
Cobham plc*	90,303	153,988
Dassault Aviation SA	95	147,942
Elbit Systems Ltd.	889	118,801
General Dynamics Corp.	13,375	2,721,144
L3 Technologies, Inc.	3,580	708,303
Leonardo SpA	15,285	181,930
Lockheed Martin Corp.	12,040	3,865,441
Meggitt plc	29,300	190,755
MTU Aero Engines AG	1,964	352,062
Northrop Grumman Corp.	8,260	2,535,077
Raytheon Co.	13,670	2,567,910
Rockwell Collins, Inc.	5,995	813,042
Rolls-Royce Holdings plc*	62,564	715,468
Rolls-Royce Holdings plc (Preference) (q)(r)*	2,882,498	3,892
Safran SA	12,601	1,298,900
Singapore Technologies Engineering Ltd.	58,965	143,726
Textron, Inc.	12,395	701,433
Thales SA	3,998	431,154
TransDigm Group, Inc.	2,464	676,664
United Technologies Corp.	35,575	4,538,302
Zodiac Aerospace	7,725	231,072

		35,158,887

Air Freight & Logistics (0.4%)
Bollore SA	33,062	179,623
CH Robinson Worldwide, Inc.	6,560	584,430
Deutsche Post AG (Registered)	36,670	1,748,940
Expeditors International of Washington, Inc.	8,295	536,604
FedEx Corp.	11,745	2,930,847
Royal Mail plc	33,991	207,666
United Parcel Service, Inc., Class B	31,555	3,759,779
Yamato Holdings Co. Ltd.	13,206	265,761

		10,213,650

Airlines (0.3%)
Alaska Air Group, Inc.	5,672	416,949
American Airlines Group, Inc.	27,545	1,433,166
ANA Holdings, Inc.	4,383	183,061
Delta Air Lines, Inc.	35,588	1,992,929
Deutsche Lufthansa AG (Registered)	8,881	327,348
easyJet plc	6,001	118,617
International Consolidated Airlines Group SA	23,507	204,090
Japan Airlines Co. Ltd.	4,409	172,486
Ryanair Holdings plc (ADR)*	204	21,255
Singapore Airlines Ltd.	20,393	162,693

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/AB DYNAMIC MODERATE GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

	Number of Shares	Value (Note 1)

Southwest Airlines Co.	29,125	$1,906,231
United Continental Holdings, Inc.*	15,373	1,036,140

		7,974,965

Building Products (0.3%)
Allegion plc	4,388	349,109
AO Smith Corp.	7,007	429,389
Asahi Glass Co. Ltd.	7,550	326,994
Assa Abloy AB, Class B	37,855	786,348
Cie de Saint-Gobain	19,046	1,050,751
Daikin Industries Ltd.	9,410	1,113,666
Fortune Brands Home & Security, Inc.	7,054	482,776
Geberit AG (Registered)	1,399	616,051
Johnson Controls International plc	43,230	1,647,496
LIXIL Group Corp.	10,050	272,043
Masco Corp.	15,220	668,767
TOTO Ltd.	5,348	315,635

		8,059,025

Commercial Services & Supplies (0.2%)
Babcock International Group plc (x)	9,548	90,948
Brambles Ltd.	60,031	471,671
Cintas Corp.	4,020	626,437
Dai Nippon Printing Co. Ltd.	9,797	218,503
Edenred	8,447	245,068
G4S plc	58,601	211,251
ISS A/S	6,312	244,456
Park24 Co. Ltd.	4,155	99,454
Republic Services, Inc.	10,860	734,244
Secom Co. Ltd.	7,930	598,718
Securitas AB, Class B	11,826	206,444
Societe BIC SA	1,077	118,447
Sohgo Security Services Co. Ltd.	2,698	146,783
Stericycle, Inc.*	3,865	262,781
Toppan Printing Co. Ltd.	19,812	179,174
Waste Management, Inc.	18,910	1,631,932

		6,086,311

Construction & Engineering (0.2%)
ACS Actividades de Construccion y Servicios SA	9,099	356,127
Boskalis Westminster	3,439	129,689
Bouygues SA	8,099	420,869
CIMIC Group Ltd.	3,674	147,489
Eiffage SA	2,777	304,343
Ferrovial SA	18,558	421,399
Fluor Corp.	6,350	327,978
HOCHTIEF AG	729	129,104
Jacobs Engineering Group, Inc.	5,590	368,716
JGC Corp.	7,828	151,384
Kajima Corp.	33,943	326,552
Obayashi Corp.	24,525	296,890
Quanta Services, Inc.*	6,885	269,272
Shimizu Corp.	20,847	215,362
Skanska AB, Class B	12,846	266,219
Taisei Corp.	7,796	388,157
Vinci SA	19,059	1,947,205

		6,466,755

Electrical Equipment (0.5%)
ABB Ltd. (Registered)	69,604	1,865,726
Acuity Brands, Inc.	2,025	356,400
AMETEK, Inc.	10,737	778,110
Eaton Corp. plc	20,955	1,655,655
Emerson Electric Co.	29,385	2,047,841
Fuji Electric Co. Ltd.	21,145	159,326
Legrand SA	10,048	773,881
Mabuchi Motor Co. Ltd.	1,828	99,127
Mitsubishi Electric Corp.	72,986	1,212,277
Nidec Corp.	9,009	1,264,098
OSRAM Licht AG	3,757	337,772
Prysmian SpA	7,776	253,684
Rockwell Automation, Inc.	6,035	1,184,972
Schneider Electric SE*	21,408	1,820,138
Siemens Gamesa Renewable Energy SA (x)	9,004	123,483
Vestas Wind Systems A/S	8,139	562,477

		14,494,967

Industrial Conglomerates (1.0%)
3M Co.	27,660	6,510,333
CK Hutchison Holdings Ltd.	101,987	1,280,573
DCC plc	3,365	339,154
General Electric Co.	415,439	7,249,410
Honeywell International, Inc.	35,150	5,390,604
Jardine Matheson Holdings Ltd. (London Stock Exchange)	8,056	486,744
Jardine Matheson Holdings Ltd. (Singapore Stock Exchange)	137	8,323
Jardine Strategic Holdings Ltd. (Quotrix Stock Exchange)	8,327	327,418
Jardine Strategic Holdings Ltd. (Singapore Stock Exchange)	40	1,583
Keihan Holdings Co. Ltd.	3,634	107,077
Keppel Corp. Ltd.	54,927	301,853
NWS Holdings Ltd.	58,746	106,020
Roper Technologies, Inc.	4,615	1,195,285
Seibu Holdings, Inc.	8,399	158,849
Sembcorp Industries Ltd. (x)	37,132	84,123
Siemens AG (Registered)	28,893	4,026,603
Smiths Group plc	14,943	300,612
Toshiba Corp.*	254,043	714,725

		28,589,289

Machinery (1.2%)
Alfa Laval AB	11,090	262,004
Alstom SA	5,821	241,693
Amada Holdings Co. Ltd.	12,853	174,986
ANDRITZ AG	2,750	155,361
Atlas Copco AB, Class A	25,362	1,095,101
Atlas Copco AB, Class B	14,738	565,222
Caterpillar, Inc.	26,620	4,194,781
CNH Industrial NV	38,640	517,866
Cummins, Inc.	7,435	1,313,318
Daifuku Co. Ltd.	3,735	203,531
Deere & Co.	13,680	2,141,057
Dover Corp.	7,070	713,999
FANUC Corp.	7,322	1,758,450
Flowserve Corp.	5,910	248,988
Fortive Corp.	13,670	989,025
GEA Group AG	6,907	331,577
Hino Motors Ltd.	9,766	126,544

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/AB DYNAMIC MODERATE GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

	Number of Shares	Value (Note 1)

Hitachi Construction Machinery Co. Ltd.	4,063	$147,664
Hoshizaki Corp.	2,052	181,935
IHI Corp.	5,842	194,431
Illinois Tool Works, Inc.	14,945	2,493,573
IMI plc	10,272	184,870
Ingersoll-Rand plc	11,715	1,044,861
JTEKT Corp.	8,428	144,811
Kawasaki Heavy Industries Ltd.	5,680	199,373
KION Group AG	2,676	231,113
Komatsu Ltd.	34,874	1,262,180
Kone OYJ, Class B	12,771	686,177
Kubota Corp.	39,845	781,340
Kurita Water Industries Ltd.	3,731	121,193
Makita Corp.	8,461	355,561
MAN SE	1,332	152,468
Metso OYJ	4,259	145,486
MINEBEA MITSUMI, Inc.	14,517	304,448
Mitsubishi Heavy Industries Ltd.	12,105	452,292
Nabtesco Corp.	4,254	163,100
NGK Insulators Ltd.	9,897	186,916
NSK Ltd.	14,575	229,475
PACCAR, Inc.	16,040	1,140,123
Parker-Hannifin Corp.	6,155	1,228,415
Pentair plc	8,323	587,770
Sandvik AB	42,638	746,923
Schindler Holding AG	1,538	354,019
Schindler Holding AG (Registered)	761	172,200
SKF AB, Class B	14,267	316,886
SMC Corp.	2,163	890,348
Snap-on, Inc.	2,670	465,381
Stanley Black & Decker, Inc.	6,970	1,182,739
Sumitomo Heavy Industries Ltd.	4,410	186,694
THK Co. Ltd.	4,550	170,814
Volvo AB, Class B	58,864	1,095,748
Wartsila OYJ Abp (x)	5,588	352,670
Weir Group plc (The)	8,436	241,807
Xylem, Inc.	8,150	555,830
Yangzijiang Shipbuilding Holdings Ltd.	86,951	95,568

		34,480,705

Marine (0.0%)
AP Moller – Maersk A/S, Class A	143	238,767
AP Moller – Maersk A/S, Class B	247	431,525
Kuehne + Nagel International AG (Registered)	2,040	361,127
Mitsui OSK Lines Ltd.	4,329	144,460
Nippon Yusen KK*	6,102	148,874

		1,324,753

Professional Services (0.4%)
Adecco Group AG (Registered)*	6,141	469,815
Bureau Veritas SA	10,016	273,883
Capita plc	25,205	136,428
Equifax, Inc.	5,410	637,947
Experian plc	35,158	776,586
IHS Markit Ltd.*	15,008	677,611

Intertek Group plc	6,096	427,164
Nielsen Holdings plc	16,501	600,636
Persol Holdings Co. Ltd.	6,705	168,049
Randstad Holding NV	4,499	276,600
Recruit Holdings Co. Ltd.	41,635	1,034,640
RELX NV	36,483	838,931
RELX plc	40,299	946,186
Robert Half International, Inc.	5,965	331,296
SEEK Ltd. (x)	12,555	186,223
SGS SA (Registered)	202	526,740
Teleperformance	2,183	312,872
Verisk Analytics, Inc.*	7,054	677,184
Wolters Kluwer NV	11,402	594,836

		9,893,627

Road & Rail (0.6%)
Aurizon Holdings Ltd.	77,490	299,889
Central Japan Railway Co.	5,447	975,553
ComfortDelGro Corp. Ltd.	81,697	120,947
CSX Corp.	43,990	2,419,891
DSV A/S	7,176	565,087
East Japan Railway Co.	12,381	1,208,157
Hankyu Hanshin Holdings, Inc.	9,124	366,822
JB Hunt Transport Services, Inc.	4,041	464,634
Kansas City Southern	4,950	520,839
Keikyu Corp.	8,853	170,106
Keio Corp.	4,370	192,175
Keisei Electric Railway Co. Ltd.	5,210	167,386
Kintetsu Group Holdings Co. Ltd.	6,841	262,286
Kyushu Railway Co.	6,043	187,444
MTR Corp. Ltd.	56,672	332,219
Nagoya Railroad Co. Ltd.	6,948	174,941
Nippon Express Co. Ltd.	3,016	200,487
Norfolk Southern Corp.	13,650	1,977,885
Odakyu Electric Railway Co. Ltd.	11,134	238,145
Tobu Railway Co. Ltd.	7,312	236,216
Tokyu Corp.	20,060	320,105
Union Pacific Corp.	38,690	5,188,330
West Japan Railway Co.	6,220	454,155

		17,043,699

Trading Companies & Distributors (0.4%)
AerCap Holdings NV*	5,247	276,045
Ashtead Group plc	18,855	507,105
Brenntag AG	5,836	369,513
Bunzl plc	12,686	354,892
Fastenal Co.	13,150	719,174
Ferguson plc	9,566	688,398
ITOCHU Corp.	56,524	1,054,980
Marubeni Corp.	62,357	451,649
MISUMI Group, Inc.	10,644	309,850
Mitsubishi Corp.	57,051	1,576,212
Mitsui & Co. Ltd.	64,458	1,048,031
Rexel SA	11,457	207,850
Sumitomo Corp.	44,871	762,618
Toyota Tsusho Corp.	8,024	322,954
Travis Perkins plc	9,484	200,652
United Rentals, Inc.*	4,150	713,427
WW Grainger, Inc.	2,616	618,030

		10,181,380

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/AB DYNAMIC MODERATE GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

	Number of Shares	Value (Note 1)

Transportation Infrastructure (0.1%)
Abertis Infraestructuras SA	26,184	$582,783
Aena SME SA (m)	2,550	517,075
Aeroports de Paris	1,122	213,378
Atlantia SpA	17,154	541,724
Auckland International Airport Ltd.	36,053	165,569
Fraport AG Frankfurt Airport Services Worldwide	1,572	173,263
Getlink SE	17,657	227,111
Hutchison Port Holdings Trust, Class U	197,399	81,633
Japan Airport Terminal Co. Ltd.	1,755	65,107
Kamigumi Co. Ltd.	4,404	97,441
SATS Ltd.	25,472	99,035
Sydney Airport	41,667	229,200
Transurban Group	83,910	813,802

		3,807,121

Total Industrials		193,775,134

Information Technology (10.3%)
Communications Equipment (0.5%)
Cisco Systems, Inc.	230,020	8,809,765
F5 Networks, Inc.*	3,135	411,375
Harris Corp.	5,690	805,989
Juniper Networks, Inc.	16,050	457,425
Motorola Solutions, Inc.	7,255	655,417
Nokia OYJ	220,423	1,029,864
Telefonaktiebolaget LM Ericsson, Class B	116,038	761,742

		12,931,577

Electronic Equipment, Instruments & Components (0.5%)
Alps Electric Co. Ltd.	7,486	213,933
Amphenol Corp., Class A	14,040	1,232,712
Corning, Inc.	50,845	1,626,532
FLIR Systems, Inc.	6,245	291,142
Hamamatsu Photonics KK	5,379	180,931
Hexagon AB, Class B	9,764	489,087
Hirose Electric Co. Ltd.	1,210	176,869
Hitachi High-Technologies Corp.	2,602	109,692
Hitachi Ltd.	182,549	1,422,319
Ingenico Group SA	2,238	239,015
Keyence Corp.	3,675	2,058,717
Kyocera Corp.	12,123	793,280
Murata Manufacturing Co. Ltd.	7,232	970,471
Nippon Electric Glass Co. Ltd.	3,196	121,953
Omron Corp.	7,273	433,766
Shimadzu Corp.	9,505	216,124
TDK Corp.	4,895	390,557
TE Connectivity Ltd.	16,890	1,605,226
Yaskawa Electric Corp.	9,569	421,656
Yokogawa Electric Corp.	8,624	165,171

		13,159,153

Internet Software & Services (1.8%)
Akamai Technologies, Inc.*	8,080	525,523
Alphabet, Inc., Class A*	13,404	14,119,774
Alphabet, Inc., Class C*	13,628	14,260,338
Auto Trader Group plc (m)	36,625	174,457

DeNA Co. Ltd. (x)	3,988	82,220
eBay, Inc.*	49,535	1,869,451
Facebook, Inc., Class A*	104,936	18,517,007
Kakaku.com, Inc. (x)	5,279	89,252
Mixi, Inc.	1,626	73,020
United Internet AG (Registered)	4,646	319,642
VeriSign, Inc.*	4,390	502,392
Yahoo Japan Corp.	53,787	246,797

		50,779,873

IT Services (1.7%)
Accenture plc, Class A	28,710	4,395,214
Alliance Data Systems Corp.	2,730	692,000
Amadeus IT Group SA	16,574	1,195,366
Atos SE	3,576	520,672
Automatic Data Processing, Inc.	20,925	2,452,201
Capgemini SE	6,069	720,106
Cognizant Technology Solutions Corp., Class A	27,850	1,977,907
Computershare Ltd.	17,539	223,062
CSRA, Inc.	6,185	185,055
DXC Technology Co.	13,399	1,271,565
Fidelity National Information Services, Inc.	12,625	1,187,886
Fiserv, Inc.*	10,170	1,333,592
Fujitsu Ltd.	74,271	529,109
Gartner, Inc.*	4,248	523,141
Global Payments, Inc.	7,057	707,394
International Business Machines Corp.	40,445	6,205,072
Mastercard, Inc., Class A	44,810	6,782,442
Nomura Research Institute Ltd.	4,986	231,876
NTT Data Corp.	23,837	283,273
Obic Co. Ltd.	2,446	179,746
Otsuka Corp.	1,974	151,368
Paychex, Inc.	14,655	997,712
PayPal Holdings, Inc.*	50,835	3,742,473
Total System Services, Inc.	7,665	606,225
Visa, Inc., Class A	87,740	10,004,115
Western Union Co. (The)	22,900	435,329
Wirecard AG	4,434	495,145
Worldpay Group plc (m)	75,536	434,456

		48,463,502

Semiconductors & Semiconductor Equipment (1.7%)
Advanced Micro Devices, Inc. (x)*	36,400	374,192
Analog Devices, Inc.	16,676	1,484,664
Applied Materials, Inc.	51,665	2,641,115
ASM Pacific Technology Ltd. (x)	10,022	139,692
ASML Holding NV	14,666	2,554,205
Broadcom Ltd.	16,938	4,351,372
Disco Corp.	1,084	241,188
Infineon Technologies AG	42,898	1,175,344
Intel Corp.	215,955	9,968,484
KLA-Tencor Corp.	7,130	749,149
Lam Research Corp.	7,279	1,339,846
Microchip Technology, Inc. (x)	9,760	857,709
Micron Technology, Inc.*	47,395	1,948,882
NVIDIA Corp.	23,340	4,516,290

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/AB DYNAMIC MODERATE GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

	Number of Shares	Value (Note 1)

NXP Semiconductors NV*	13,068	$1,530,132
Qorvo, Inc.*	5,865	390,609
QUALCOMM, Inc.	68,305	4,372,886
Renesas Electronics Corp.*	18,890	220,125
Rohm Co. Ltd.	3,570	395,417
Skyworks Solutions, Inc.	8,742	830,053
STMicroelectronics NV	24,073	525,833
SUMCO Corp.	8,862	227,144
Texas Instruments, Inc.	45,960	4,800,062
Tokyo Electron Ltd.	5,928	1,073,274
Xilinx, Inc.	11,645	785,106

		47,492,773

Software (2.3%)
Activision Blizzard, Inc.	31,624	2,002,432
Adobe Systems, Inc.*	22,785	3,992,843
ANSYS, Inc.*	4,060	599,215
Autodesk, Inc.*	10,260	1,075,556
CA, Inc.	13,505	449,446
Cadence Design Systems, Inc.*	13,372	559,217
Check Point Software Technologies Ltd.*	4,939	511,779
Citrix Systems, Inc.*	7,030	618,640
Dassault Systemes SE	4,895	520,313
Electronic Arts, Inc.*	14,115	1,482,922
Intuit, Inc.	11,765	1,856,282
Konami Holdings Corp.	3,523	193,855
LINE Corp.*	1,666	67,941
Micro Focus International plc	16,431	559,710
Microsoft Corp.	361,585	30,929,981
Nexon Co. Ltd.*	7,468	217,396
Nice Ltd.	2,280	206,072
Nintendo Co. Ltd.	4,281	1,564,982
Oracle Corp.	144,015	6,809,029
Oracle Corp. Japan	1,449	120,112
Red Hat, Inc.*	8,325	999,833
Sage Group plc (The)	40,820	439,803
salesforce.com, Inc.*	28,806	2,944,837
SAP SE	37,119	4,162,004
Symantec Corp.	27,840	781,190
Synopsys, Inc.*	7,119	606,824
Trend Micro, Inc.	4,504	255,430
Ubisoft Entertainment SA*	2,382	183,315

		64,710,959

Technology Hardware, Storage & Peripherals (1.8%)
Apple, Inc.	246,492	41,713,841
Brother Industries Ltd.	8,914	219,933
Canon, Inc.	40,299	1,502,159
FUJIFILM Holdings Corp.	15,549	635,484
Hewlett Packard Enterprise Co.	78,475	1,126,901
HP, Inc.	78,925	1,658,214
Konica Minolta, Inc.	18,036	173,517
NEC Corp.	9,838	265,432
NetApp, Inc.	13,190	729,671
Ricoh Co. Ltd.	26,727	248,353
Seagate Technology plc	13,540	566,514
Seiko Epson Corp.	10,566	249,345
Western Digital Corp.	12,825	1,019,972
Xerox Corp.	10,876	317,035

		50,426,371

Total Information Technology		287,964,208

Materials (2.8%)
Chemicals (1.5%)
Air Liquide SA	16,129	2,032,968
Air Products & Chemicals, Inc.	8,895	1,459,492
Air Water, Inc.	5,629	118,800
Akzo Nobel NV	9,525	834,514
Albemarle Corp.	5,164	660,424
Arkema SA	2,574	313,628
Asahi Kasei Corp.	47,677	615,030
BASF SE	34,689	3,818,365
CF Industries Holdings, Inc.	10,630	452,200
Chr Hansen Holding A/S	3,735	350,342
Clariant AG (Registered)*	8,776	245,416
Covestro AG (m)	4,589	473,691
Croda International plc	4,963	296,443
Daicel Corp.	10,574	120,309
DowDuPont, Inc.	111,346	7,930,063
Eastman Chemical Co.	6,770	627,173
Ecolab, Inc.	12,170	1,632,971
EMS-Chemie Holding AG (Registered)	310	206,942
Evonik Industries AG	6,160	231,858
FMC Corp.	6,100	577,426
Frutarom Industries Ltd.	1,460	136,994
FUCHS PETROLUB SE (Preference) (q)	2,625	139,370
Givaudan SA (Registered)	349	806,555
Hitachi Chemical Co. Ltd.	3,935	101,068
Incitec Pivot Ltd.	63,721	193,901
International Flavors & Fragrances, Inc.	3,645	556,263
Israel Chemicals Ltd.	19,313	78,259
Johnson Matthey plc	7,310	303,490
JSR Corp.	7,260	142,913
K+S AG (Registered)	7,229	180,023
Kaneka Corp.	10,575	96,576
Kansai Paint Co. Ltd.	7,723	200,692
Koninklijke DSM NV	6,852	654,997
Kuraray Co. Ltd.	13,403	252,894
LANXESS AG	3,457	274,963
Linde AG	7,028	1,529,664
LyondellBasell Industries NV, Class A	15,816	1,744,821
Mitsubishi Chemical Holdings Corp.	54,045	593,092
Mitsubishi Gas Chemical Co., Inc.	6,848	196,612
Mitsui Chemicals, Inc.	6,950	223,597
Monsanto Co.	20,120	2,349,614
Mosaic Co. (The)	16,075	412,485
Nippon Paint Holdings Co. Ltd. (x)	6,145	194,426
Nissan Chemical Industries Ltd.	4,563	182,034
Nitto Denko Corp.	6,235	553,915
Novozymes A/S, Class B	8,541	487,982
Orica Ltd.	14,240	201,105
PPG Industries, Inc.	12,210	1,426,372
Praxair, Inc.	13,030	2,015,480
Sherwin-Williams Co. (The)	3,615	1,482,295
Shin-Etsu Chemical Co. Ltd.	14,688	1,492,590
Sika AG	82	651,321

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/AB DYNAMIC MODERATE GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

	Number of Shares	Value (Note 1)

Solvay SA	2,800	$389,375
Sumitomo Chemical Co. Ltd.	59,397	426,994
Symrise AG	4,658	400,277
Taiyo Nippon Sanso Corp.	4,908	68,692
Teijin Ltd.	7,067	157,428
Toray Industries, Inc.	55,456	522,938
Tosoh Corp.	11,050	250,470
Umicore SA	7,191	340,423
Yara International ASA	6,708	307,761

		45,718,776

Construction Materials (0.2%)
Boral Ltd. (x)	44,277	269,122
CRH plc	31,589	1,135,356
Fletcher Building Ltd.	26,284	141,569
HeidelbergCement AG	5,621	608,678
Imerys SA	1,353	127,502
James Hardie Industries plc (CHDI) (x)	16,652	293,895
LafargeHolcim Ltd. (Registered)*	17,192	969,470
Martin Marietta Materials, Inc.	2,947	651,405
Taiheiyo Cement Corp.	4,562	196,975
Vulcan Materials Co.	6,110	784,341

		5,178,313

Containers & Packaging (0.2%)
Amcor Ltd.	43,741	526,268
Avery Dennison Corp.	4,080	468,629
Ball Corp.	12,980	491,293
International Paper Co.	18,795	1,088,981
Packaging Corp. of America	4,482	540,305
Sealed Air Corp.	8,935	440,496
Toyo Seikan Group Holdings Ltd.	6,169	99,098
WestRock Co.	11,570	731,340

		4,386,410

Metals & Mining (0.8%)
Alumina Ltd.	92,451	175,288
Anglo American plc (x)	50,397	1,054,334
Antofagasta plc	14,894	202,097
ArcelorMittal*	25,087	816,179
BHP Billiton Ltd.	121,299	2,798,610
BHP Billiton plc	79,769	1,639,734
BlueScope Steel Ltd.	21,192	254,144
Boliden AB	10,330	353,354
Fortescue Metals Group Ltd.	58,801	223,892
Freeport-McMoRan, Inc.*	57,220	1,084,891
Fresnillo plc	8,350	161,102
Glencore plc*	462,108	2,433,269
Hitachi Metals Ltd.	8,100	116,315
JFE Holdings, Inc.	19,726	473,739
Kobe Steel Ltd.	11,698	108,493
Maruichi Steel Tube Ltd.	2,131	62,412
Mitsubishi Materials Corp.	4,222	150,257
Newcrest Mining Ltd.	28,972	515,855
Newmont Mining Corp.	24,145	905,920
Nippon Steel & Sumitomo Metal Corp.	28,714	736,740
Norsk Hydro ASA	50,792	385,706
Nucor Corp.	14,515	922,864

Randgold Resources Ltd.	3,556	355,764
Rio Tinto Ltd.	16,021	947,654
Rio Tinto plc	46,628	2,481,678
South32 Ltd.	197,069	536,633
Sumitomo Metal Mining Co. Ltd.	9,336	429,038
thyssenkrupp AG	16,459	478,206
voestalpine AG	4,330	258,962

		21,063,130

Paper & Forest Products (0.1%)
Mondi plc	13,870	361,610
Oji Holdings Corp.	32,565	216,763
Stora Enso OYJ, Class R	20,808	330,057
UPM-Kymmene OYJ	20,158	626,674

		1,535,104

Total Materials		77,881,733

Real Estate (1.8%)
Equity Real Estate Investment Trusts (REITs) (1.4%)
Alexandria Real Estate Equities, Inc. (REIT)	4,194	547,694
American Tower Corp. (REIT)	19,355	2,761,377
Apartment Investment & Management Co. (REIT), Class A	7,150	312,527
Ascendas REIT (REIT)	93,952	191,072
AvalonBay Communities, Inc. (REIT)	6,265	1,117,739
Boston Properties, Inc. (REIT)	7,045	916,061
British Land Co. plc (The) (REIT)	36,727	342,894
CapitaLand Commercial Trust (REIT)	95,181	137,350
CapitaLand Mall Trust (REIT)	93,742	149,292
Crown Castle International Corp. (REIT)	15,250	1,692,902
Daiwa House REIT Investment Corp. (REIT)	55	130,672
Dexus (REIT)	38,479	292,727
Digital Realty Trust, Inc. (REIT)	6,688	761,763
Duke Realty Corp. (REIT)	16,918	460,339
Equinix, Inc. (REIT)	3,159	1,431,722
Equity Residential (REIT)	16,660	1,062,408
Essex Property Trust, Inc. (REIT)	3,003	724,834
Extra Space Storage, Inc. (REIT)	5,713	499,602
Federal Realty Investment Trust (REIT)	3,213	426,719
Fonciere Des Regions (REIT)	1,256	142,382
Gecina SA (REIT)	1,780	328,689
GGP, Inc. (REIT)	26,610	622,408
Goodman Group (REIT)	68,011	446,812
GPT Group (The) (REIT)	68,044	271,297
Hammerson plc (REIT)	29,959	221,257
HCP, Inc. (REIT)	21,250	554,200
Host Hotels & Resorts, Inc. (REIT)	34,345	681,748
ICADE (REIT)	1,260	123,863

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/AB DYNAMIC MODERATE GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

	Number of Shares	Value (Note 1)

Iron Mountain, Inc. (REIT)	10,988	$414,577
Japan Prime Realty Investment Corp. (REIT)	32	101,673
Japan Real Estate Investment Corp. (REIT)	47	223,164
Japan Retail Fund Investment Corp. (REIT)	101	185,193
Kimco Realty Corp. (REIT)	18,900	343,035
Klepierre SA (REIT)	8,311	365,622
Land Securities Group plc (REIT)	27,999	381,053
Link REIT (REIT)	83,228	771,789
Macerich Co. (The) (REIT)	5,780	379,630
Mid-America Apartment Communities, Inc. (REIT)	5,285	531,460
Mirvac Group (REIT)	140,151	256,979
Nippon Building Fund, Inc. (REIT)	51	249,399
Nippon Prologis REIT, Inc. (REIT)	70	148,045
Nomura Real Estate Master Fund, Inc. (REIT)	143	177,552
Prologis, Inc. (REIT)	23,962	1,545,789
Public Storage (REIT)	6,755	1,411,795
Realty Income Corp. (REIT)	11,434	651,967
Regency Centers Corp. (REIT)	6,858	474,436
SBA Communications Corp. (REIT)*	5,775	943,404
Scentre Group (REIT)	201,087	657,403
Segro plc (REIT)	37,750	299,183
Simon Property Group, Inc. (REIT)	14,140	2,428,403
SL Green Realty Corp. (REIT)	4,577	461,957
Stockland (REIT)	91,338	319,274
Suntec REIT (REIT) (x)	95,057	152,808
UDR, Inc. (REIT)	12,195	469,751
Unibail-Rodamco SE (REIT)	3,772	950,425
United Urban Investment Corp. (REIT)	116	166,884
Ventas, Inc. (REIT)	15,339	920,493
Vicinity Centres (REIT)	127,083	269,706
Vornado Realty Trust (REIT)	8,110	634,040
Welltower, Inc. (REIT)	16,240	1,035,625
Westfield Corp. (REIT)	74,561	552,092
Weyerhaeuser Co. (REIT)	34,106	1,202,578

		37,429,534

Real Estate Management & Development (0.4%)
Aeon Mall Co. Ltd.	4,295	84,013
Azrieli Group Ltd.	1,604	89,566
CapitaLand Ltd.	96,861	255,650
CBRE Group, Inc., Class A*	13,290	575,590
City Developments Ltd.	15,454	144,320
CK Asset Holdings Ltd.	97,753	854,558
Daito Trust Construction Co. Ltd.	2,613	532,804
Daiwa House Industry Co. Ltd.	21,388	821,352
Deutsche Wohnen SE	13,395	585,985
Global Logistic Properties Ltd.	100,629	253,557
Hang Lung Group Ltd.	33,427	123,006
Hang Lung Properties Ltd.	76,439	186,870

Henderson Land Development Co. Ltd.	45,335	298,835
Hongkong Land Holdings Ltd. (Bermuda Stock Exchange)	44,219	309,975
Hongkong Land Holdings Ltd. (Singapore Stock Exchange)	212	1,492
Hulic Co. Ltd.	11,270	126,628
Hysan Development Co. Ltd.	23,691	125,689
Kerry Properties Ltd.	24,530	110,360
LendLease Group	20,935	267,070
Mitsubishi Estate Co. Ltd.	47,279	822,426
Mitsui Fudosan Co. Ltd.	33,700	755,203
New World Development Co. Ltd.	222,464	334,286
Nomura Real Estate Holdings, Inc.	4,713	105,658
Sino Land Co. Ltd.	119,263	211,267
Sumitomo Realty & Development Co. Ltd.	13,486	443,210
Sun Hung Kai Properties Ltd.	54,693	912,852
Swire Pacific Ltd., Class A	18,804	174,132
Swire Properties Ltd.	44,189	142,530
Swiss Prime Site AG (Registered)*	2,700	249,371
Tokyo Tatemono Co. Ltd.	7,785	105,159
Tokyu Fudosan Holdings Corp.	19,363	140,056
UOL Group Ltd.	18,430	122,228
Vonovia SE	18,322	909,903
Wharf Holdings Ltd. (The)	45,869	158,516
Wharf Real Estate Investment Co. Ltd.*	45,830	305,031
Wheelock & Co. Ltd.	30,832	220,205

		11,859,353

Total Real Estate		49,288,887

Telecommunication Services (1.6%)
Diversified Telecommunication Services (1.3%)
AT&T, Inc.	281,196	10,932,901
Bezeq The Israeli Telecommunication Corp. Ltd. (x)	78,335	118,415
BT Group plc	318,382	1,167,939
CenturyLink, Inc.	43,692	728,783
Deutsche Telekom AG (Registered)	125,881	2,234,612
Elisa OYJ	5,372	210,900
HKT Trust & HKT Ltd.	142,984	182,279
Iliad SA	999	239,430
Koninklijke KPN NV	129,023	450,182
Nippon Telegraph & Telephone Corp.	26,129	1,229,286
Orange SA	75,349	1,308,649
PCCW Ltd.	160,355	93,181
Proximus SADP	5,745	188,527
Singapore Telecommunications Ltd.	308,358	823,476
Spark New Zealand Ltd.	69,223	178,082
Swisscom AG (Registered)	979	520,921
TDC A/S	30,668	188,465
Telecom Italia SpA*	430,640	372,285
Telecom Italia SpA (RNC)	227,656	162,799

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/AB DYNAMIC MODERATE GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

	Number of Shares	Value (Note 1)

Telefonica Deutschland Holding AG	28,086	$141,064
Telefonica SA	171,240	1,669,381
Telenor ASA	28,354	607,443
Telia Co. AB	98,123	437,200
Telstra Corp. Ltd.	157,214	445,278
TPG Telecom Ltd. (x)	13,970	71,614
Verizon Communications, Inc.	186,225	9,856,889

		34,559,981

Wireless Telecommunication Services (0.3%)
Drillisch AG	2,003	165,419
KDDI Corp.	68,400	1,702,488
Millicom International Cellular SA (SDR)	2,498	168,704
NTT DOCOMO, Inc.	51,548	1,217,388
SoftBank Group Corp.	31,178	2,468,230
StarHub Ltd.	22,891	48,779
Tele2 AB, Class B	13,659	167,842
Vodafone Group plc	1,007,180	3,195,633

		9,134,483

Total Telecommunication Services		43,694,464

Utilities (1.7%)
Electric Utilities (1.0%)
Alliant Energy Corp.	10,444	445,019
American Electric Power Co., Inc.	22,450	1,651,647
AusNet Services	68,178	96,019
Chubu Electric Power Co., Inc.	24,334	302,461
Chugoku Electric Power Co., Inc. (The)	10,511	112,969
CK Infrastructure Holdings Ltd.	25,028	215,111
CLP Holdings Ltd.	62,022	634,680
Duke Energy Corp.	31,439	2,644,334
Edison International	14,895	941,960
EDP – Energias de Portugal SA	89,765	310,728
Electricite de France SA	21,810	272,678
Endesa SA	11,996	256,994
Enel SpA	307,178	1,890,751
Entergy Corp.	8,170	664,956
Eversource Energy	14,470	914,215
Exelon Corp.	42,050	1,657,191
FirstEnergy Corp.	19,330	591,885
Fortum OYJ	16,776	332,123
HK Electric Investments & HK Electric Investments Ltd. (m)(x)	100,117	91,623
Iberdrola SA	214,739	1,664,449
Kansai Electric Power Co., Inc. (The)	26,591	325,676
Kyushu Electric Power Co., Inc.	16,118	168,940
Mercury NZ Ltd.	26,015	62,132
NextEra Energy, Inc.	21,040	3,286,237
Orsted A/S (m)	7,145	390,029
PG&E Corp.	22,535	1,010,244
Pinnacle West Capital Corp.	5,090	433,566
Power Assets Holdings Ltd.	52,394	442,269
PPL Corp.	30,800	953,260
Red Electrica Corp. SA	16,349	367,022

Southern Co. (The)	41,705	2,005,593
SSE plc	37,665	671,265
Terna Rete Elettrica Nazionale SpA	53,139	308,848
Tohoku Electric Power Co., Inc.	17,094	218,615
Tokyo Electric Power Co. Holdings, Inc.*	54,624	216,217
Xcel Energy, Inc.	23,190	1,115,671

		27,667,377

Gas Utilities (0.1%)
APA Group	42,085	273,531
Gas Natural SDG SA	13,228	305,529
Hong Kong & China Gas Co. Ltd.	316,969	621,536
Osaka Gas Co. Ltd.	14,164	272,783
Toho Gas Co. Ltd.	2,812	77,116
Tokyo Gas Co. Ltd.	14,706	336,538

		1,887,033

Independent Power and Renewable Electricity Producers (0.0%)
AES Corp.	30,130	326,308
Electric Power Development Co. Ltd.	5,531	148,982
Meridian Energy Ltd.	48,400	100,331
NRG Energy, Inc.	14,370	409,257
Uniper SE	7,602	237,153

		1,222,031

Multi-Utilities (0.6%)
AGL Energy Ltd.	24,769	470,782
Ameren Corp.	11,070	653,019
CenterPoint Energy, Inc.	19,640	556,990
Centrica plc	211,211	391,534
CMS Energy Corp.	12,625	597,163
Consolidated Edison, Inc.	13,430	1,140,879
Dominion Energy, Inc.	27,240	2,208,073
DTE Energy Co.	8,210	898,667
E.ON SE	83,131	903,787
Engie SA	68,982	1,186,480
Innogy SE (m)	5,246	205,670
National Grid plc	129,122	1,525,597
NiSource, Inc.	14,595	374,654
Public Service Enterprise Group, Inc.	23,125	1,190,938
RWE AG*	19,571	399,198
SCANA Corp.	6,520	259,366
Sempra Energy	10,770	1,151,528
Suez	13,900	244,582
Veolia Environnement SA	18,086	461,678
WEC Energy Group, Inc.	14,410	957,256

		15,777,841

Water Utilities (0.0%)
American Water Works Co., Inc.	8,128	743,631
Severn Trent plc	8,922	260,435
United Utilities Group plc	25,754	288,432

		1,292,498

Total Utilities		47,846,780

Total Common Stocks (58.5%) (Cost $1,229,109,132)		1,634,096,816

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/AB DYNAMIC MODERATE GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

	Number of Shares	Value (Note 1)

EXCHANGE TRADED FUNDS (ETF):
iShares Russell 2000 ETF	796,410	$121,420,668
SPDR S&P MidCap 400 ETF Trust	350,526	121,075,186

Total Exchange Traded Funds (8.7%) (Cost $218,441,018)		242,495,854

	Principal Amount	Value (Note 1)
LONG-TERM DEBT SECURITIES:
U.S. Government Agency Securities (0.7%)
FHLMC 0.750%, 1/12/18	$970,000	969,729
0.875%, 3/7/18	2,130,000	2,127,274
3.750%, 3/27/19	3,030,000	3,098,601
2.375%, 1/13/22	4,363,000	4,393,096
FNMA 1.625%, 11/27/18	4,460,000	4,452,933
1.750%, 6/20/19	4,859,000	4,850,517

Total U.S. Government Agency Securities		19,892,150

U.S. Treasury Obligations (26.5%)
U.S. Treasury Bonds 8.000%, 11/15/21	33,530,000	40,841,112
7.125%, 2/15/23	1,110,000	1,372,238
6.000%, 2/15/26	5,790,000	7,338,373
6.125%, 11/15/27	3,673,000	4,867,873
U.S. Treasury Notes 1.250%, 11/30/18	6,452,400	6,420,516
2.750%, 2/15/19	7,805,000	7,881,831
1.375%, 2/28/19	3,805,000	3,784,043
1.500%, 3/31/19	22,355,000	22,258,943
3.125%, 5/15/19	25,442,500	25,873,333
3.625%, 8/15/19#	36,594,000	37,608,195
1.500%, 11/30/19	9,312,000	9,243,797
1.250%, 1/31/20	8,450,000	8,338,434
3.625%, 2/15/20	9,258,000	9,588,901
1.125%, 3/31/20	22,333,000	21,949,152
1.375%, 3/31/20	6,140,000	6,067,807
1.500%, 5/31/20	8,715,000	8,628,531
1.625%, 6/30/20	9,955,000	9,881,115
1.625%, 7/31/20	8,735,000	8,667,440
1.375%, 8/31/20	21,510,000	21,195,752
1.375%, 10/31/20	10,075,000	9,912,068
2.625%, 11/15/20	16,025,000	16,311,697
3.625%, 2/15/21	29,105,000	30,521,596
1.125%, 2/28/21	10,065,000	9,788,606
1.250%, 3/31/21	15,535,000	15,151,480
3.125%, 5/15/21	2,430,000	2,514,670
1.375%, 5/31/21	3,943,000	3,854,283
2.125%, 8/15/21	15,585,000	15,605,698
1.125%, 9/30/21	6,424,000	6,198,658
1.250%, 10/31/21	23,318,100	22,591,231
2.000%, 11/15/21	21,755,000	21,689,565
1.875%, 11/30/21	39,811,400	39,487,931
2.000%, 2/15/22	18,097,500	18,011,255
1.750%, 3/31/22	11,505,000	11,316,247
1.750%, 5/15/22	11,809,000	11,617,104
1.750%, 5/31/22	9,923,000	9,749,735

1.875%, 7/31/22	9,922,000	$9,787,898
2.000%, 7/31/22	9,694,500	9,621,034
1.625%, 8/15/22	4,960,000	4,844,137
1.875%, 8/31/22	6,639,500	6,546,132
1.875%, 10/31/22	13,116,000	12,925,920
1.625%, 11/15/22	2,585,000	2,518,658
2.000%, 11/30/22	9,843,000	9,754,567
2.125%, 12/31/22	6,550,000	6,522,623
2.000%, 2/15/23	4,365,000	4,319,986
1.750%, 5/15/23	6,680,000	6,516,392
2.500%, 8/15/23	8,760,000	8,880,107
2.750%, 11/15/23	11,415,000	11,725,345
2.750%, 2/15/24	17,216,000	17,667,920
2.375%, 8/15/24	13,500,000	13,543,770
2.250%, 11/15/24	2,390,000	2,377,863
2.000%, 2/15/25	12,485,000	12,204,576
2.125%, 5/15/25	15,425,000	15,188,805
2.000%, 8/15/25#	19,170,000	18,686,257
1.625%, 2/15/26	9,575,000	9,042,391
1.500%, 8/15/26	14,770,200	13,741,479
2.000%, 11/15/26	13,253,700	12,828,650
2.250%, 2/15/27	7,918,000	7,814,695
2.375%, 5/15/27	9,620,500	9,593,442
2.250%, 8/15/27	8,059,500	7,946,793

Total U.S. Treasury Obligations		740,728,650

Total Long-Term Debt Securities (27.2%) (Cost $769,138,849)		760,620,800

	Number of Shares	Value (Note 1)
SHORT-TERM INVESTMENTS:
Investment Company (0.6%)
JPMorgan Prime Money Market Fund, IM Shares	18,926,204	18,928,096

	Principal Amount	Value (Note 1)
Repurchase Agreements (0.3%)
Citigroup Global Markets Ltd., 1.40%, dated 12/29/17, due 1/2/18, repurchase price $500,078, collateralized by various Foreign Government Agency Securities, ranging from 1.625%-2.500%, maturing 3/16/21-7/29/25, U.S. Government Treasury Securities, ranging from 0.875%-7.250%, maturing from 8/15/20-2/15/47; total market value $510,000. (xx)	$500,000	500,000

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/AB DYNAMIC MODERATE GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

	Principal Amount	Value (Note 1)

Deutsche Bank AG, 1.81%, dated 12/29/17, due 1/2/18, repurchase price $700,141, collateralized by various Common Stocks, U.S. Government Treasury Securities, ranging from 1.875%-2.250%, maturing 4/30/22-8/15/46; total market value $778,555. (xx)	$700,000	$700,000
Deutsche Bank AG, 1.81%, dated 12/29/17, due 1/2/18, repurchase price $600,121, collateralized by various Common Stocks, U.S. Government Treasury Securities, ranging from 1.875%-2.250%, maturing 4/30/22-8/15/46; total market value $667,333. (xx)	600,000	600,000
Deutsche Bank AG, 1.81%, dated 12/29/17, due 1/2/18, repurchase price $300,060, collateralized by various Common Stocks, U.S. Government Treasury Securities, ranging from 1.875%-2.250%, maturing 4/30/22-8/15/46; total market value $333,666. (xx)	300,000	300,000
Deutsche Bank AG, 1.81%, dated 12/29/17, due 1/2/18, repurchase price $800,161, collateralized by various Common Stocks, U.S. Government Treasury Securities, ranging from 1.875%-2.250%, maturing 4/30/22-8/15/46; total market value $889,777. (xx)	800,000	800,000
Deutsche Bank AG, 1.55%, dated 12/29/17, due 1/2/18, repurchase price $500,086, collateralized by various Corporate Bonds, ranging from 1.750%-1.875%, maturing 9/5/19-4/14/22, Foreign Government Agency Securities, ranging from 1.875%-2.000%, maturing 3/15/19-5/2/25; total market value $510,000. (xx)	500,000	500,000
NBC Global Finance Ltd., 1.59%, dated 12/29/17, due 1/2/18, repurchase price $500,088, collateralized by various Common Stocks; total market value $556,213. (xx)	500,000	500,000
NBC Global Finance Ltd., 1.59%, dated 12/29/17, due 1/2/18, repurchase price $700,124, collateralized by various Common Stocks; total market value $778,699. (xx)	700,000	700,000

NBC Global Finance Ltd., 1.59%, dated 12/29/17, due 1/2/18, repurchase price $700,124, collateralized by various Common Stocks; total market value $778,699. (xx)	700,000	700,000
Nomura Securities Co. Ltd., 1.40%, dated 12/29/17, due 1/2/18, repurchase price $1,500,233, collateralized by various U.S. Government Treasury Securities, ranging from 0.000%-7.125%, maturing 1/4/18-8/15/47; total market value $1,530,000. (xx)	1,500,000	1,500,000
RBS Securities, Inc., 1.37%, dated 12/29/17, due 1/2/18, repurchase price $681,256, collateralized by various U.S. Government Treasury Securities, ranging from 1.750%-1.875%, maturing 2/28/22-9/30/22; total market value $694,780. (xx)	681,153	681,153

Total Repurchase Agreements		7,481,153

Total Short-Term Investments (0.9%) (Cost $26,412,052)		26,409,249

Total Investments in Securities (95.3%) (Cost $2,243,101,051)		2,663,622,719
Other Assets Less Liabilities (4.7%)		130,542,313

Net Assets (100%)		$2,794,165,032

*	Non-income producing.
#	All, or a portion of security held by broker as collateral for financial futures contracts, with a total collateral value of $28,602,301.
(m)	Regulation S is an exemption for securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. Resale restrictions may apply for purposes of the Securities Act of 1933. At December 31, 2017, the market value of these securities amounted to $3,932,603 or 0.1% of net assets.
(q)	Preference Shares are a special type of equity investment that shares in the earnings of the company, has limited voting rights, and receives a greater dividend than applicable Common Shares.
(r)	Value determined using significant unobservable inputs.
(x)	All or a portion of security is on loan at December 31, 2017.
(xx)	At December 31, 2017, the Portfolio had loaned securities with a total value of $7,968,834. This was secured by cash collateral of $7,481,153 which was subsequently invested in joint repurchase agreements with a total value of $7,481,153, as detailed in the Notes to the Financial Statements, for which the Portfolio has a proportionate interest as reported in the Portfolio of Investments as Repurchase Agreements, and $855,078 collateralized by various U.S. Government Treasury Securities, ranging from 0.000% - 5.500%, maturing 1/4/18 - 5/15/47.

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/AB DYNAMIC MODERATE GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

Glossary:

ADR	—	American Depositary Receipt
AUD	—	Australian Dollar
CHDI	—	Clearing House Electronic Subregister System (CHESS) Depository Interest
CHF	—	Swiss Franc
CVA	—	Dutch Certification
EUR	—	European Currency Unit
FDR	—	Finnish Depositary Receipt
FHLMC	—	Federal Home Loan Mortgage Corp.
FNMA	—	Federal National Mortgage Association
GBP	—	British Pound
JPY	—	Japanese Yen
NOK	—	Norwegian Krone
RNC	—	Risparmio Non-Convertible Savings Shares
SDR	—	Swedish Depositary Receipt
SEK	—	Swedish Krona
USD	—	United States Dollar

Country Diversification As a Percentage of Total Net Assets
Australia	1.4%
Austria	0.1
Belgium	0.2
Bermuda	0.0	#
Chile	0.0	#
China	0.0	#
Colombia	0.0	#
Denmark	0.4
Finland	0.2
France	2.0
Germany	2.0
Hong Kong	0.7
Ireland	0.1
Israel	0.1
Italy	0.4
Japan	4.9
Jersey	0.0	#
Luxembourg	0.1
Macau	0.0	#
Mexico	0.0	#
Netherlands	1.0
New Zealand	0.0	#
Norway	0.1
Portugal	0.0	#
Singapore	0.3
South Africa	0.0	#
Spain	0.7
Sweden	0.6
Switzerland	1.8
United Kingdom	3.2
United States	75.0
Cash and Other	4.7

	100.0%

#	Percent shown is less than 0.05%.

Futures contracts outstanding as of December 31, 2017 (Note 1):

Description	Number of Contracts	Expiration Date	Trading Currency	Notional Amount ($)	Value and Unrealized Appreciation (Depreciation) ($)
Long Contracts
EURO STOXX 50 Index	37	03/2018	EUR	1,550,698	(41,451)
FTSE 100 Index	329	03/2018	GBP	33,927,945	854,659
MSCI EAFE E-Mini Index	14	03/2018	USD	1,431,850	13,689
SPI 200 Index	176	03/2018	AUD	20,667,261	(7,619)
TOPIX Index	567	03/2018	JPY	91,434,568	1,315,054
U.S. Treasury 10 Year Note	777	03/2018	USD	96,384,422	(531,580)
U.S. Treasury 2 Year Note	145	03/2018	USD	31,045,859	(45,468)
U.S. Treasury 5 Year Note	109	03/2018	USD	12,661,883	(68,712)

					1,488,572

Short Contracts
S&P 500 E-Mini Index	(1,473)	03/2018	USD	(197,087,399)	(2,287,993)

					(799,421)

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/AB DYNAMIC MODERATE GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

Forward foreign currency exchange contracts outstanding as of December 31, 2017 (Note 1):

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation) ($)
GBP	7,932,530	USD	10,485,653	Credit Suisse	03/14/2018	249,175
JPY	6,034,365,052	USD	53,422,842	Bank of America	03/14/2018	320,861
JPY	576,699,453	USD	5,117,107	Credit Suisse	03/14/2018	19,136
NOK	80,510,158	USD	9,654,220	Credit Suisse	03/14/2018	170,675

Total unrealized appreciation						759,847

USD	25,790,806	AUD	33,914,529	Barclays Bank plc	03/14/2018	(667,557)
USD	31,328,331	CHF	30,747,378	Citibank N.A.	03/14/2018	(384,205)
USD	15,795,746	EUR	13,346,443	Barclays Bank plc	03/14/2018	(285,116)
USD	34,987,487	EUR	29,647,985	Credit Suisse	03/14/2018	(734,777)
USD	4,772,445	EUR	4,003,572	HSBC Bank plc	03/14/2018	(51,378)
USD	4,772,938	EUR	4,003,572	Royal Bank of Scotland	03/14/2018	(50,885)
USD	47,416,304	GBP	35,476,399	Credit Suisse	03/14/2018	(592,722)
USD	10,337,996	SEK	86,576,584	Credit Suisse	03/14/2018	(261,204)

Total unrealized depreciation						(3,027,844)

Net unrealized depreciation						(2,267,997)

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2017:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)		Total
Assets:
Common Stocks
Consumer Discretionary	$133,785,952	$69,811,306	$—		$203,597,258
Consumer Staples	88,272,079	63,239,841	—		151,511,920
Energy	63,232,412	30,200,462	—		93,432,874
Financials	161,505,902	120,436,635	—	(a)	281,942,537
Health Care	146,374,571	56,786,450	—		203,161,021
Industrials	111,805,503	81,965,739	3,892		193,775,134
Information Technology	253,482,116	34,482,092	—		287,964,208
Materials	31,437,544	46,444,189	—		77,881,733
Real Estate	29,308,548	19,980,339	—		49,288,887
Telecommunication Services	21,518,573	22,175,891	—		43,694,464
Utilities	29,783,507	18,063,273	—		47,846,780
Exchange Traded Funds	242,495,854	—	—		242,495,854
Forward Currency Contracts	—	759,847	—		759,847
Futures	2,183,402	—	—		2,183,402

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/AB DYNAMIC MODERATE GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Short-Term Investments
Investment Company	$18,928,096	$—	$—	$18,928,096
Repurchase Agreements	—	7,481,153	—	7,481,153
U.S. Government Agency Securities	—	19,892,150	—	19,892,150
U.S. Treasury Obligations	—	740,728,650	—	740,728,650

Total Assets	$1,334,114,059	$1,332,448,017	$3,892	$2,666,565,968

Liabilities:
Forward Currency Contracts	$—	$(3,027,844)	$—	$(3,027,844)
Futures	(2,982,823)	—	—	(2,982,823)

Total Liabilities	$(2,982,823)	$(3,027,844)	$—	$(6,010,667)

Total	$1,331,131,236	$1,329,420,173	$3,892	$2,660,555,301

(a)	Value is zero.

There were no transfers between Levels 1, 2 or 3 during year ended December 31, 2017.

Fair Values of Derivative Instruments as of December 31, 2017:

	Statement of Assets and Liabilities
Derivatives Not Accounted for as Hedging Instrument^	Asset Derivatives	Fair Value
Foreign exchange contracts	Receivables	$759,847
Equity contracts	Receivables, Net assets – Unrealized appreciation	2,183,402	*

Total		$2,943,249

	Liability Derivatives
Interest rate contracts	Payables, Net assets – Unrealized depreciation	$(645,760	)*
Foreign exchange contracts	Payables	(3,027,844)
Equity contracts	Payables, Net assets – Unrealized depreciation	(2,337,063	)*

Total		$(6,010,667)

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Portfolio of Investments. Only variation margin is reported within the Statement of Assets & Liabilities.

The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2017:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instrument^	Futures	Forward Foreign Currency Contracts	Total
Interest rate contracts	$1,123,647	$—	$1,123,647
Foreign exchange contracts	—	9,534,123	9,534,123
Equity contracts	7,316,658	—	7,316,658

Total	$8,440,305	$9,534,123	$17,974,428

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/AB DYNAMIC MODERATE GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

Amount of Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instrument^	Futures	Forward Foreign Currency Contracts	Total
Interest rate contracts	$(359,848)	$—	$(359,848)
Foreign exchange contracts	—	(671,059)	(671,059)
Equity contracts	(1,967,365)	—	(1,967,365)

Total	$(2,327,213)	$(671,059)	$(2,998,272)

^ This Portfolio held forward foreign currency contracts and futures contracts as a substitute for investing in conventional securities, hedging and in an attempt to enhance returns.

The Portfolio held forward foreign currency contracts with an average settlement value of approximately $496,182,000 and futures contracts with an average notional balance of approximately $515,722,000 during the year ended December 31, 2017.

The following table presents the Portfolio’s gross derivative assets and liabilities by counterparty net of amounts available for offset under netting arrangements and any related collateral received or pledged by the Portfolio as of December 31, 2017:

Counterparty	Gross Amount of Derivative Assets Presented in the Statement of Assets and Liabilities (a)	Derivatives Available for Offset	Collateral Received	Net Amount Due from Counterparty
Bank of America	$320,861	$—	$—	$320,861
Credit Suisse	438,986	(438,986)	—	—

	$759,847	$(438,986)	$—	$320,861

Counterparty	Gross Amount of Derivative Liabilities Presented in the Statement of Assets and Liabilities (a)	Derivatives Available for Offset	Collateral Pledged	Net Amount Due to Counterparty
Barclays Bank plc	$952,673	$—	$—	$952,673
Citibank NA	384,205	—	—	384,205
Credit Suisse	1,588,703	(438,986)	—	1,149,717
HSBC Bank plc	51,378	—	—	51,378
Royal Bank of Scotland	50,885	—	—	50,885

	$3,027,844	$(438,986)	$—	$2,588,858

(a)	For financial reporting purposes the Portfolio does not offset derivative assets and derivative liabilities subject to master netting arrangements in the Statement of Assets and Liabilities.

Investment security transactions for the year ended December 31, 2017 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$394,086,976
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$205,065,358

As of December 31, 2017, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments in securities and derivative instruments, if applicable, for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$476,463,660
Aggregate gross unrealized depreciation	(56,420,891)

Net unrealized appreciation	$420,042,769

Federal income tax cost of investments in securities and derivative instruments, if applicable	$2,240,512,532

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/AB DYNAMIC MODERATE GROWTH PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2017

ASSETS
Investments in Securities, at value (x):
Unaffiliated Issuers (Cost $2,235,619,898)	$2,656,141,566
Repurchase Agreements (Cost $7,481,153)	7,481,153
Cash	130,915,892
Foreign cash (Cost $932,848)	937,066
Receivable for securities sold	11,722,465
Dividends, interest and other receivables	7,588,983
Due from broker for futures variation margin	954,362
Unrealized appreciation on forward foreign currency contracts	759,847
Securities lending income receivable	17,588
Other assets	13,000

Total assets	2,816,531,922

LIABILITIES
Payable for securities purchased	9,214,391
Payable for return of collateral on securities loaned	7,481,153
Unrealized depreciation on forward foreign currency contracts	3,027,844
Investment management fees payable	1,680,099
Distribution fees payable – Class IB	590,801
Administrative fees payable	286,503
Trustees’ fees payable	2,844
Accrued expenses	83,255

Total liabilities	22,366,890

NET ASSETS	$2,794,165,032

Net assets were comprised of:
Paid in capital	$2,409,125,407
Accumulated undistributed net investment income (loss)	(529,606)
Accumulated undistributed net realized gain (loss)	(31,935,879)
Net unrealized appreciation (depreciation)	417,505,110

Net assets	$2,794,165,032

Class IB
Net asset value, offering and redemption price per share, $2,794,165,032 / 214,312,966 shares outstanding (unlimited amount authorized: $0.01 par value)	$13.04

(x)	Includes value of securities on loan of $7,968,834.

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2017

INVESTMENT INCOME
Dividends (net of $1,318,383 foreign withholding tax)	$38,022,851
Interest	13,541,734
Securities lending (net)	254,669

Total income	51,819,254

EXPENSES
Investment management fees	18,978,255
Distribution fees – Class IB	6,658,598
Administrative fees	3,281,335
Printing and mailing expenses	222,264
Custodian fees	149,500
Professional fees	126,473
Trustees’ fees	61,650
Miscellaneous	65,881

Total expenses	29,543,956

NET INVESTMENT INCOME (LOSS)	22,275,298

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Investments in securities	2,842,130
Futures contracts	8,440,305
Forward foreign currency contracts	9,534,123
Foreign currency transactions	214,812

Net realized gain (loss)	21,031,370

Change in unrealized appreciation (depreciation) on:
Investments in securities	281,670,913
Futures contracts	(2,327,213)
Forward foreign currency contracts	(671,059)
Foreign currency translations	142,453

Net change in unrealized appreciation (depreciation)	278,815,094

NET REALIZED AND UNREALIZED GAIN (LOSS)	299,846,464

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$322,121,762

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/AB DYNAMIC MODERATE GROWTH PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2017	2016
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$22,275,298	$13,821,612
Net realized gain (loss)	21,031,370	40,945,923
Net change in unrealized appreciation (depreciation)	278,815,094	28,800,432

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	322,121,762	83,567,967

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income
Class IB	(32,126,017)	(9,777,336)
Distributions from net realized capital gains
Class IB	(40,430,564)	(35,275,222)

TOTAL DIVIDENDS AND DISTRIBUTIONS	(72,556,581)	(45,052,558)

CAPITAL SHARES TRANSACTIONS:
Class IB
Capital shares sold [ 14,571,118 and 40,323,875 shares, respectively ]	183,156,155	468,488,686
Capital shares issued in reinvestment of dividends and distributions [ 5,617,039 and 3,792,206 shares, respectively ]	72,556,581	45,052,558
Capital shares repurchased [ (18,789,188) and (40,970,604) shares, respectively ]	(236,094,209)	(467,792,885)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	19,618,527	45,748,359

TOTAL INCREASE (DECREASE) IN NET ASSETS	269,183,708	84,263,768
NET ASSETS:
Beginning of year	2,524,981,324	2,440,717,556

End of year (a)	$2,794,165,032	$2,524,981,324

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$(529,606)	$(555,414)

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/AB DYNAMIC MODERATE GROWTH PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class IB	2017		2016		2015	2014	2013
Net asset value, beginning of year	$11.86		$11.64		$11.88	$11.53	$10.28

Income (loss) from investment operations:
Net investment income (loss) (e)	0.11		0.07		0.05	0.04	0.02
Net realized and unrealized gain (loss)	1.41		0.37		(0.11)	0.51	1.63

Total from investment operations	1.52		0.44		(0.06)	0.55	1.65

Less distributions:
Dividends from net investment income	(0.15)		(0.05)		(0.09)	(0.10)	(0.03)
Distributions from net realized gains	(0.19)		(0.17)		(0.09)	(0.10)	(0.37)

Total dividends and distributions	(0.34)		(0.22)		(0.18)	(0.20)	(0.40)

Net asset value, end of year	$13.04		$11.86		$11.64	$11.88	$11.53

Total return	12.91%		3.74%		(0.55)%	4.76%	16.12%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$2,794,165		$2,524,981		$2,440,718	$2,043,744	$1,334,809
Ratio of expenses to average net assets:
After waivers (f)	1.11	%(j)	1.12	%(k)	1.11%	1.15%	1.20%
Before waivers (f)	1.11%		1.12%		1.12%	1.15%	1.20%
Ratio of net investment income (loss) to average net assets:
After waivers (f)	0.84%		0.57%		0.46%	0.38%	0.15%
Before waivers (f)	0.84%		0.56%		0.44%	0.38%	0.15%
Portfolio turnover rate^	9%		34%		39%	25%	41%
^	Portfolio turnover rate excludes derivatives, if any.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.
(j)	Including direct and indirect expenses, the net expense ratio after waivers would be 1.12% for Class IB.
(k)	Including direct and indirect expenses, the net expense ratio after waivers would be 1.13% for Class IB.

See Notes to Financial Statements.

AXA/AB SHORT DURATION GOVERNMENT BOND PORTFOLIO (Unaudited)

INVESTMENT MANAGER

➢	AXA Equitable Funds Management Group, LLC

INVESTMENT SUB-ADVISER

➢	AllianceBernstein L.P.

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/17
	1 Year	Since Incept.
Portfolio – Class IB Shares*	0.19%	(0.26)%
Portfolio – Class K Shares*	0.44	(0.05)
ICE BofAML 1-year U.S. Treasury Note Index	0.57	0.39
* Date of inception 5/21/13. Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned 0.19% for the year ended December 31, 2017. This compares to the Portfolio’s benchmark, the ICE BofAML 1-year U.S. Treasury Note Index, which returned 0.57% over the same period.

Portfolio Highlights

What helped performance during the year:

•	Exposure to investment-grade corporates and asset-backed securities added to performance.

•	Underweight duration in the less than one year part of the yield curve contributed to relative performance.

What hurt performance during the year:

•	Overweight duration in the two-three year and six-seven year parts of the yield curve detracted from relative performance.

•	Exposure to agency securities was a negative for the Portfolio.

Portfolio Positioning and Outlook — AllianceBernstein L.P.

The Portfolio remains overweight spread sectors, including investment-grade corporates and securitized assets such as commercial mortgage-backed securities, asset-backed securities and non-agency mortgages. We also maintain a position in agencies, offset by underweights in Treasuries. The Portfolio also maintains a modest exposure to inflation protection securities. The Portfolio held futures as a method of managing duration, which were paired with cash bond transactions and not treated as standalone investment strategies. While there is disparity across markets, we believe we are in the later stages of the credit cycle. Valuations remain attractive in pockets of the market, but given liquidity concerns, some areas reflect over-investment. Therefore, it’s highly important to be selective as opportunities differ across industries. The Portfolio duration is modestly shorter than that of the benchmark.

Fixed-income markets generally ended the year on a positive note. In December, spread sectors outperformed most global treasuries, which had mixed returns as yields continued to flatten. Securitized assets performed well, particularly commercial real estate and non-guaranteed agency residential bonds. Emerging-market (EM) debt sectors benefited from both an increase in the price of oil after OPEC’s decision to extend production cuts into late 2018 and overall positive market sentiment after the U.S. passed the Tax Cuts and Jobs Act. After initially strengthening, the U.S. dollar continued to weaken compared with most developed and EM currencies in December. Market optimism over the likelihood of U.S. tax reform led the dollar higher in the first part of the month. Though the Act passed on December 20, the dollar struggled through the end of the month. Political headwinds also weighed on the currency.

Portfolio Characteristics As of December 31, 2017
Weighted Average Life (Years)	0.95
Weighted Average Coupon (%)	1.51
Weighted Average Modified Duration (Years)*	0.70
Weighted Average Rating**	AA+

*  Modified duration is a measure of the price sensitivity of the Portfolio to interest rate movements, taking into account specific features of the securities in which it invests.

** Weighted Average Rating has been provided by the Investment Sub-Adviser. A credit rating is an assessment provided by a nationally recognized statistical rating organization (NRSRO) of the creditworthiness of an issuer with respect to debt obligations, including specific securities, money market instruments or other debts. Ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest); ratings are subject to change without notice.

This Portfolio is neither guaranteed nor insured by the U.S. Government, the Federal Deposit Insurance Corporation or any other government agency.

AXA/AB SHORT DURATION GOVERNMENT BOND PORTFOLIO (Unaudited)

Sector Weightings as of December 31, 2017	% of Net Assets
U.S. Treasury Obligations	48.1%
U.S. Government Agency Securities	30.0
Collateralized Mortgage Obligations	7.3
Financials	4.5
Asset-Backed Securities	4.0
Foreign Government Securities	2.0
Commercial Mortgage-Backed Securities	1.7
Telecommunication Services	0.6
Consumer Staples	0.4
Information Technology	0.2
Municipal Bonds	0.2
Consumer Discretionary	0.0	#
Supranational	0.0	#
Industrials	0.0	#
Utilities	0.0	#
Energy	0.0	#
Materials	0.0	#
Cash and Other	1.0

	100.0%

#	Less than 0.05%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees (in the case of Class IB shares of the Portfolio), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2017 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/17	Ending Account Value 12/31/17	Expenses Paid During Period* 7/1/17 - 12/31/17
Class IB
Actual	$1,000.00	$1,001.94	$4.11
Hypothetical (5% average annual return before expenses)	1,000.00	1,021.10	4.15
Class K
Actual	1,000.00	1,002.40	2.85
Hypothetical (5% average annual return before expenses)	1,000.00	1,022.36	2.88

*  Expenses are equal to the Portfolio’s Class IB and Class K shares annualized expense ratios of 0.81% and 0.56%, respectively, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

EQ ADVISORS TRUST

AXA/AB SHORT DURATION GOVERNMENT BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2017

	Principal Amount	Value (Note 1)
LONG-TERM DEBT SECURITIES:
Asset-Backed Securities (4.0%)
BMW Floorplan Master Owner Trust,
Series 2015-1A A 1.977%, 7/15/20 (l)§	$5,074,000	$5,084,456
Chrysler Capital Auto Receivables Trust,
Series 2015-BA A3 1.910%, 3/16/20§	1,526,301	1,526,754
CLUB Credit Trust,
Series 2017-P2 A 2.610%, 1/15/24§	3,010,000	3,005,220
CNH Equipment Trust,
Series 2014-B A4 1.610%, 5/17/21	2,926,718	2,925,675
CPS Auto Receivables Trust,
Series 2013-B A 1.820%, 9/15/20§	428,326	428,130
Delta Air Lines Pass-Through Trust,
Series 2009-1 A 7.750%, 12/17/19	27,849	30,060
Drive Auto Receivables Trust,
Series 2016-CA A3 1.670%, 11/15/19§	662,039	661,956
Exeter Automobile Receivables Trust,
Series 2016-3A A 1.840%, 11/16/20§	582,765	582,108
Series 2017-2A A 2.110%, 6/15/21§	1,643,724	1,641,447
Flagship Credit Auto Trust,
Series 2016-3 A1 1.610%, 12/15/19§	843,521	842,461
Series 2017-2 A 1.850%, 7/15/21§	2,278,267	2,271,004
Series 2017-3 A 1.880%, 10/15/21§	2,217,915	2,212,360
Series 2017-4 A 2.070%, 4/15/22 (b)§	1,080,000	1,077,425
Ford Credit Floorplan Master Owner Trust A,
Series 2017-2 A1 2.160%, 9/15/22	2,073,000	2,062,198
GMF Floorplan Owner Revolving Trust,
Series 2015-1 A1 1.650%, 5/15/20§	2,831,960	2,829,457
Harley-Davidson Motorcycle Trust,
Series 2015-1 A3 1.410%, 6/15/20	1,158,072	1,156,336
Hertz Vehicle Financing II LP,
Series 2015-3A A 2.670%, 9/25/21§	4,605,000	4,532,500
Hyundai Auto Lease Securitization Trust,
Series 2015-B A3 1.400%, 11/15/18§	101,291	101,279
Marlette Funding Trust,
Series 2017-1A A 2.827%, 3/15/24§	974,892	977,755
Series 2017-2A A 2.390%, 7/15/24§	2,036,761	2,036,524
SoFi Consumer Loan Program LLC,
Series 2016-2 A 3.090%, 10/27/25§	932,424	937,050

Series 2017-2 A 3.280%, 2/25/26§	1,676,667	1,687,388
Series 2017-5 A2 2.780%, 9/25/26§	2,590,000	2,559,444
Synchrony Credit Card Master Note Trust,
Series 2012-2 A 2.220%, 1/15/22	5,784,000	5,795,826
Volvo Financial Equipment LLC,
Series 2015-1A A3 1.510%, 6/17/19§	1,631,287	1,629,986
Wells Fargo Dealer Floorplan Master Note Trust,
Series 2015-1 A 2.001%, 1/20/20 (l)	4,974,000	4,975,135
World Financial Network Credit Card Master Trust,
Series 2015-A A 1.957%, 2/15/22 (l)	3,297,000	3,299,857
Series 2017-C A 2.310%, 8/15/24	2,325,000	2,311,073

Total Asset-Backed Securities		59,180,864

Collateralized Mortgage Obligations (7.3%)
FHLMC,
Series 3017 CF 1.777%, 8/15/25 (l)	34,492	34,423
Series 3305 FT 1.877%, 7/15/34 (l)	136,507	136,902
Series 3349 FE 1.967%, 7/15/37 (l)	2,372,170	2,390,498
Series 3807 FM 1.977%, 2/15/41 (l)	88,931	89,096
Series 3927 FH 1.927%, 9/15/41 (l)	133,877	134,408
Series 4029 LD 1.750%, 1/15/27	6,114,409	5,966,271
Series 4087 FB 1.947%, 7/15/42 (l)	2,275,973	2,289,506
Series 4286 VF 1.927%, 12/15/43 (l)	2,158,038	2,163,398
Series 4350 KF 1.711%, 1/15/39 (l)	1,674,767	1,653,155
Series 4457 BA 3.000%, 7/15/39	8,728,651	8,809,209
Series 4459 CA 5.000%, 12/15/34	3,577,319	3,761,835
Series 4459 DA 5.500%, 10/15/35	2,230,509	2,259,884
Series 4483 A 3.000%, 12/15/29	7,206,420	7,284,375
Series 4486 JN 2.000%, 11/15/24	10,145,115	9,897,430
FHLMC Structured Agency Credit Risk Debt Notes,
Series 2015-DN1 M3 5.702%, 1/25/25 (l)	2,780,865	3,008,416
Series 2015-DNA3 M2 4.402%, 4/25/28 (l)	746,577	772,661
Series 2015-HQ1 M2 3.752%, 3/25/25 (l)	541,015	545,477

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/AB SHORT DURATION GOVERNMENT BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

	Principal Amount	Value (Note 1)
Series 2015-HQ2 M2 3.502%, 5/25/25 (l)	$3,393,239	$3,471,715
Series 2015-HQA1 M2 4.202%, 3/25/28 (l)	2,566,148	2,617,066
Series 2016-DNA3 M1 2.652%, 12/25/28 (l)	514,960	515,726
Series 2016-DNA4 M1 2.352%, 3/25/29 (l)	512,423	513,433
Series 2016-HQA1 M1 3.302%, 9/25/28 (l)	465,856	466,795
Series 2016-HQA2 M2 3.802%, 11/25/28 (l)	2,574,000	2,640,431
Series 2017-DNA1 M1 2.752%, 7/25/29 (l)	792,275	801,388
Series 2017-DNA2 M1 2.752%, 10/25/29 (l)	1,983,187	2,014,331
FNMA,
Series 2006-42 CF 2.002%, 6/25/36 (l)	128,817	129,490
Series 2007-109 GF 2.232%, 12/25/37 (l)	183,968	186,399
Series 2011-53 FT 2.132%, 6/25/41 (l)	420,886	424,816
Series 2011-86 KF 2.102%, 9/25/41 (l)	386,274	390,091
Series 2011-86 NF 2.102%, 9/25/41 (l)	201,307	202,876
Series 2012-65 FA 2.002%, 6/25/42 (l)	99,421	99,784
Series 2013-121 FA 1.952%, 12/25/43 (l)	1,493,638	1,497,917
Series 2014-49 AF 1.681%, 8/25/44 (l)	6,374,161	6,366,478
Series 2014-54 LA 3.000%, 2/25/44	2,300,811	2,313,979
Series 2014-C01 M1 3.152%, 1/25/24 (l)	310,823	313,368
Series 2014-C04 2M2 6.552%, 11/25/24 (l)	2,480,620	2,806,157
Series 2015-72 PC 3.000%, 10/25/43	7,444,014	7,514,889
Series 2016-C03 1M1 3.552%, 10/25/28 (l)	2,894,733	2,940,822
Series 2016-C03 2M1 3.752%, 10/25/28 (l)	1,770,290	1,787,179
Series 2016-C04 1M1 3.002%, 1/25/29 (l)	1,012,125	1,021,966
Series 2016-C05 2M1 2.902%, 1/25/29 (l)	776,521	781,261
Series 2016-C06 1M1 2.852%, 4/25/29 (l)	3,967,019	4,012,396
Series 2016-C07 2M1 2.852%, 5/25/29 (l)	1,272,285	1,280,283
Series 2017-C01 1M1 2.852%, 7/25/29 (l)	2,132,523	2,154,398
Series 2017-C02 2M1 2.702%, 9/25/29 (l)	2,113,840	2,133,042
NCUA Guaranteed Notes Trust,
Series 2010-R3 1A 1.963%, 12/8/20 (l)	5,302,469	5,320,814
Series 2010-R3 2A 1.963%, 12/8/20 (l)	601,047	604,554
Wells Fargo Credit Risk Transfer Securities Trust,
Series 2015-WF1 1M1 4.302%, 11/25/25 (b)(l)§	107,427	107,817
Series 2015-WF1 2M1 4.402%, 11/25/25 (b)(l)§	457,492	462,062

Total Collateralized Mortgage Obligations		109,090,667

Commercial Mortgage-Backed Securities (1.7%)
BAMLL Commercial Mortgage Securities Trust,
Series 2017-SCH AF 2.250%, 11/15/33 (b)(l)§	3,005,000	3,007,318
CGRBS Commercial Mortgage Trust,
Series 2013-VN05 A 3.369%, 3/13/35§	2,000,000	2,045,711
Great Wolf Trust,
Series 2017-WOLF A 2.477%, 9/15/34 (l)§	2,267,000	2,268,417
JP Morgan Chase Commercial Mortgage Securities Trust,
Series 2004-LN2 A1A 4.838%, 7/15/41 (b)(l)§	584,883	584,304
Series 2012-C8 C 4.606%, 10/15/45 (l)§	1,752,000	1,794,756
Morgan Stanley Capital I Trust,
Series 2005-IQ9 D 5.000%, 7/15/56	1,550,000	1,539,628
Series 2015-XLF2 AFSA 3.347%, 8/15/26 (b)(l)§	1,353,451	1,353,503
Series 2015-XLF2 SNMA 3.427%, 11/15/26 (b)(l)§	1,236,996	1,230,160
Starwood Retail Property Trust,
Series 2014-STAR A 2.697%, 11/15/27 (l)§	4,794,485	4,804,658
WFRBS Commercial Mortgage Trust,
Series 2011-C2 C 5.392%, 2/15/44(l)§	1,985,000	2,073,119
Series 2014-C24 A2 2.863%, 11/15/47	3,800,000	3,820,003

Total Commercial Mortgage-Backed Securities		24,521,577

Corporate Bonds (5.7%)
Consumer Discretionary (0.0%)
Hotels, Restaurants & Leisure (0.0%)
McDonald’s Corp.
5.350%, 3/1/18	127,000	127,756

Media (0.0%)
NBCUniversal Enterprise, Inc.
(ICE LIBOR USD 3 Month + 0.69%), 2.044%, 4/15/18 (k)§	306,000	306,539

Total Consumer Discretionary		434,295

Consumer Staples (0.4%)
Beverages (0.1%)
Molson Coors Brewing Co.
2.250%, 3/15/20	1,520,000	1,513,241

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/AB SHORT DURATION GOVERNMENT BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

	Principal Amount	Value (Note 1)
Food & Staples Retailing (0.3%)
Kroger Co. (The)
6.150%, 1/15/20	$3,510,000	$3,765,960

Total Consumer Staples		5,279,201

Energy (0.0%)
Oil, Gas & Consumable Fuels (0.0%)
Energy Transfer LP
9.700%, 3/15/19	69,000	74,625
EOG Resources, Inc.
6.875%, 10/1/18	31,000	32,087
Nexen Energy ULC
6.200%, 7/30/19	25,000	26,354

Total Energy		133,066

Financials (4.5%)
Banks (2.2%)
Banco Santander SA
3.500%, 4/11/22	2,600,000	2,646,313
Huntington National Bank (The)
2.375%, 3/10/20	4,715,000	4,715,726
ING Groep NV
3.150%, 3/29/22	3,156,000	3,180,430
KeyBank NA
2.500%, 11/22/21	4,000,000	3,975,973
Manufacturers & Traders Trust Co.
2.300%, 1/30/19	4,680,000	4,683,944
Sumitomo Mitsui Banking Corp.
1.966%, 1/11/19	4,883,000	4,869,114
SunTrust Bank
7.250%, 3/15/18	154,000	155,620
US Bancorp
(ICE LIBOR USD 3 Month + 0.49%), 1.906%, 11/15/18(k)	3,195,000	3,205,721
Wells Fargo & Co.
2.125%, 4/22/19	2,194,000	2,194,901
3.069%, 1/24/23	3,081,000	3,098,410

		32,726,152

Capital Markets (0.7%)
Morgan Stanley
1.875%, 1/5/18	4,112,000	4,111,969
UBS AG
2.200%, 6/8/20§	5,479,000	5,444,254

		9,556,223

Consumer Finance (1.3%)
Caterpillar Financial Services Corp.
2.100%, 1/10/20	3,900,000	3,892,217
General Motors Financial Co., Inc.
3.150%, 1/15/20	3,800,000	3,840,250
Harley-Davidson Financial Services, Inc.
2.250%, 1/15/19§	6,570,000	6,581,389
Hertz Vehicle Financing II LP
2.730%, 3/25/21	4,695,000	4,689,397

		19,003,253

Diversified Financial Services (0.0%)
National Rural Utilities Cooperative Finance Corp.
5.450%, 2/1/18	31,000	31,084

Insurance (0.3%)
Metropolitan Life Global Funding I
2.500%, 12/3/20§	5,000,000	5,005,013
Reinsurance Group of America, Inc.
6.450%, 11/15/19	31,000	33,194

		5,038,207

Total Financials		66,354,919

Industrials (0.0%)
Aerospace & Defense (0.0%)
Goodrich Corp.
4.875%, 3/1/20	31,000	32,471

Road & Rail (0.0%)
Norfolk Southern Corp.
5.750%, 4/1/18	154,000	155,403

Total Industrials		187,874

Information Technology (0.2%)
Technology Hardware, Storage & Peripherals (0.2%)
Hewlett Packard Enterprise Co.
2.100%, 10/4/19§	3,696,000	3,664,840

Total Information Technology		3,664,840

Materials (0.0%)
Chemicals (0.0%)
Monsanto Co.
5.125%, 4/15/18	31,000	31,265

Containers & Packaging (0.0%)
Avery Dennison Corp.
5.375%, 4/15/20	31,000	32,600

Total Materials		63,865

Telecommunication Services (0.6%)
Diversified Telecommunication Services (0.6%)
AT&T, Inc.
5.800%, 2/15/19	4,355,000	4,520,933
2.850%, 2/14/23	4,600,000	4,610,516

		9,131,449

Total Telecommunication Services		9,131,449

Utilities (0.0%)
Electric Utilities (0.0%)
Duke Energy Florida LLC
4.550%, 4/1/20	15,000	15,743
PacifiCorp
5.650%, 7/15/18	154,000	157,042

Total Utilities		172,785

Total Corporate Bonds		85,422,294

Foreign Government Securities (2.0%)
Federative Republic of Brazil
8.000%, 1/15/18	21,333	21,527
Iraq Government AID Bond
2.149%, 1/18/22	10,289,000	10,224,869
Kingdom of Jordan
2.578%, 6/30/22	5,000,000	5,072,000
Republic of Korea
7.125%, 4/16/19	154,000	162,725

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/AB SHORT DURATION GOVERNMENT BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

	Principal Amount	Value (Note 1)
Republic of Panama
5.200%, 1/30/20	$462,000	$487,410
State of Israel
5.125%, 3/26/19	138,000	143,347
Ukraine Government AID Bonds
1.471%, 9/29/21	14,700,000	14,304,570

Total Foreign Government Securities		30,416,448

Municipal Bonds (0.2%)
Arizona Salt River Project, Agricultural Improvement & Power District, Revenue Bonds, Series 2010A
4.839%, 1/1/41	18,000	21,663
Board of Regents of the University of Texas System, Revenue Bonds, Series 2010C
4.794%, 8/15/46	55,000	66,052
Central Puget Sound Regional Transit Authority, Revenue Bonds, Series 2009P-2T
5.491%, 11/1/39	61,000	78,034
City & County of Denver, General Obligation Bonds, Series 2010B
5.650%, 8/1/30	31,000	33,472
City & County of San Francisco Public Utilities Commission, Revenue Bonds, Series 2010E
6.000%, 11/1/40	123,000	158,407
City of Chicago, International Airport, Revenue Bonds, Series 2010B
6.845%, 1/1/38	38,000	41,150
6.395%, 1/1/40	21,000	29,311
City of New York Municipal Water Finance Authority, Water & Sewer System, Revenue Bonds, Series 2010EE
6.011%, 6/15/42	11,000	15,477
City of New York Municipal Water Finance Authority, Water & Sewer System, Revenue Bonds, Series 2010GG
5.724%, 6/15/42	38,000	51,506
City of New York Transitional Finance Authority, Future Tax Secured Bonds, Revenue Bonds, Series 2011A
5.508%, 8/1/37	92,000	117,047
City of New York, General Obligation Bonds, Series 2009-A1
5.206%, 10/1/31	46,000	53,774
Commonwealth of Massachusetts, General Obligation Bonds, Series 2009E
5.456%, 12/1/39	77,000	98,108
County of Clark Airport System, Revenue Bonds, Series 2009B
6.881%, 7/1/42	61,000	65,474
County of Los Angeles Community College District, General Obligation Bonds, Series 2008-E
6.600%, 8/1/42	31,000	45,602
6.750%, 8/1/49	61,000	94,682
County of Los Angeles Unified School District, General Obligation Bonds, Series 2009-KRY
5.755%, 7/1/29	31,000	37,939
5.750%, 7/1/34	77,000	98,190
County of Nashville & Davidson Convention Center Authority, Revenue Bonds, Series 2010B
6.731%, 7/1/43	46,000	63,501
County of San Diego Regional Airport Authority, Revenue Bonds, Series 2010B
6.138%, 5/1/49	31,000	43,794
Georgia Municipal Electric Authority, Revenue Bonds, Series 2010A
6.637%, 4/1/57	38,000	48,710
7.055%, 4/1/57	61,000	75,175
Massachusetts Water Pollution Abatement Trust, Revenue Bonds, Series 2010-15B
5.192%, 8/1/40	45,000	52,519
Metropolitan Transportation Authority, Revenue Bonds, Series 2010A
6.668%, 11/15/39	23,000	32,555
Metropolitan Transportation Authority, Revenue Bonds, Series 2010B-1
6.548%, 11/15/31	31,000	40,651
6.648%, 11/15/39	31,000	43,374
Metropolitan Washington Airports Authority, Revenue Bonds, Series 2009D
7.462%, 10/1/46	89,000	136,552
New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Revenue Bonds, Series 2010B
6.561%, 12/15/40	31,000	41,078
North Texas Tollway Authority System, Revenue Bonds, Series 2009B
6.718%, 1/1/49	88,000	133,874
Ohio State University, Revenue Bonds, Series 2010C
4.910%, 6/1/40	61,000	73,897
Pennsylvania Turnpike Commission, Revenue Bonds, Series 2010B
5.511%, 12/1/45	69,000	90,255
5.561%, 12/1/49	92,000	123,455
San Francisco Bay Area Toll Authority, Subordinate Toll Bridge, Revenue Bonds, Series 2010-S1
6.793%, 4/1/30	31,000	38,282
6.918%, 4/1/40	31,000	44,728
7.043%, 4/1/50	61,000	96,369
San Francisco Bay Area Toll Authority, Toll Bridge, Revenue Bonds, Series 2009-F2
6.263%, 4/1/49	92,000	135,913
State of California, Various Purposes, General Obligation Bonds, Series 2009
7.350%, 11/1/39	61,000	91,544
State of Georgia, General Obligation Bonds, Series 2009H
4.503%, 11/1/25	31,000	33,362
State of New York Dormitory Authority, Personal Income Tax, Revenue Bonds, Series 2010D
5.500%, 3/15/30	31,000	36,523
5.600%, 3/15/40	31,000	39,796
State of New York Urban Development Corp., Personal Income Tax, Revenue Bonds, Series 2009E
5.770%, 3/15/39	18,000	22,006

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/AB SHORT DURATION GOVERNMENT BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

	Principal Amount	Value (Note 1)
State of Washington Motor Vehicle Fuel Tax, Revenue Bonds, Series 2010D
5.481%, 8/1/39	$61,000	$78,465
State of Washington Motor Vehicle Fuel Tax, Revenue Bonds, Series 2010F
5.090%, 8/1/33	31,000	36,927
5.140%, 8/1/40	31,000	39,130

Total Municipal Bonds		2,798,323

Supranational (0.0%)
Corp. Andina de Fomento
8.125%, 6/4/19	46,000	49,630
Inter-American Development Bank
3.875%, 2/14/20	307,000	318,373

Total Supranational		368,003

U.S. Government Agency Securities (27.1%)
FHLB
1.375%, 3/9/18	70,000,000	69,972,581
0.625%, 8/7/18	119,705,000	118,920,813
2.000%, 9/14/18	53,000,000	53,087,174
5.500%, 7/15/36	92,000	126,685
FHLMC
0.875%, 10/12/18	19,001,000	18,866,557
1.050%, 10/26/18	4,976,000	4,943,011
FNMA
1.875%, 9/18/18	20,000,000	20,018,482
1.125%, 10/19/18	37,000,000	36,802,457
1.625%, 11/27/18	81,000,000	80,871,647

Total U.S. Government Agency Securities		403,609,407

U.S. Treasury Obligations (42.1%)
U.S. Treasury Inflation Linked Notes
0.125%, 4/15/18 TIPS	26,672,482	26,638,474
0.125%, 4/15/19 TIPS	31,154,065	31,078,535
0.125%, 4/15/20 TIPS	31,130,282	31,062,984
U.S. Treasury Notes
1.000%, 3/15/18	6,000,000	5,996,250
0.875%, 3/31/18	6,017,000	6,008,891
0.750%, 4/15/18	75,000,000	74,865,232
2.625%, 4/30/18	210,000,000	210,795,712
1.000%, 5/15/18	75,000,000	74,895,998
1.375%, 6/30/18	90,000,000	89,926,173
0.750%, 10/31/18	76,269,500	75,637,897

Total U.S. Treasury Obligations		626,906,146

Total Long-Term Debt Securities (90.1%) (Cost $1,345,128,156)		1,342,313,729

SHORT-TERM INVESTMENTS:
U.S. Government Agency Securities (2.9%)
FHLB
1.53%, 6/6/18	25,000,000	24,834,572
FHLMC
1.44%, 4/23/18	18,681,000	18,597,205

Total U.S. Government Agency Securities		43,431,777

U.S. Treasury Obligations (6.0%)
U.S. Treasury Bills
1.45%, 6/7/18	90,000,000	89,432,604

Total Short-Term Investments (8.9%) (Cost $132,874,778)		132,864,381

Total Investments in Securities (99.0%) (Cost $1,478,002,934)		1,475,178,110
Other Assets Less Liabilities (1.0%)		14,675,805

Net Assets (100%)		$1,489,853,915

§	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold to qualified institutional buyers. At December 31, 2017, the market value of these securities amounted to $77,358,564 or 5.2% of net assets. Securities denoted with “§” but without “b” have been determined to be liquid under the guidelines established by the Board of Trustees. To the extent any securities might provide a right to demand registration, such rights have not been relied upon when determining liquidity.
(b)	Rule 144A Illiquid Security. At December 31, 2017, the market value of these securities amounted to $7,822,589 or 0.5% of net assets.
(k)	Variable or floating rate security, linked to the referenced benchmark. The interest rate shown was the current rate as of December 31, 2017.
(l)	Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. The interest rate shown was the current rate as of December 31, 2017.

Glossary:

FHLB	—	Federal Home Loan Bank
FHLMC	—	Federal Home Loan Mortgage Corp.
FNMA	—	Federal National Mortgage Association
ICE	—	Intercontinental Exchange
LIBOR	—	London Interbank Offered Rate
NCUA	—	National Credit Union Administration
TIPS	—	Treasury Inflation Protected Security
USD	—	United States Dollar

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/AB SHORT DURATION GOVERNMENT BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

Futures contracts outstanding as of December 31, 2017 (Note 1):

Description	Number of Contracts	Expiration Date	Trading Currency	Notional Amount ($)	Value and Unrealized Appreciation (Depreciation) ($)
Long Contracts
U.S. Treasury 2 Year Note	247	3/2018	USD	52,885,016	(77,479)

					(77,479)

Short Contracts
U.S. Treasury 10 Year Note	(86)	3/2018	USD	(10,668,031)	57,370
U.S. Treasury 5 Year Note	(363)	3/2018	USD	(42,167,555)	215,874

					273,244

					195,765

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2017:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Asset-Backed Securities	$—	$59,180,864	$—	$59,180,864
Collateralized Mortgage Obligations	—	109,090,667	—	109,090,667
Commercial Mortgage-Backed Securities	—	24,521,577	—	24,521,577
Corporate Bonds
Consumer Discretionary	—	434,295	—	434,295
Consumer Staples	—	5,279,201	—	5,279,201
Energy	—	133,066	—	133,066
Financials	—	66,354,919	—	66,354,919
Industrials	—	187,874	—	187,874
Information Technology	—	3,664,840	—	3,664,840
Materials	—	63,865	—	63,865
Telecommunication Services	—	9,131,449	—	9,131,449
Utilities	—	172,785	—	172,785
Foreign Government Securities	—	30,416,448	—	30,416,448
Futures	273,244	—	—	273,244
Municipal Bonds	—	2,798,323	—	2,798,323

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/AB SHORT DURATION GOVERNMENT BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Short-Term Investments
U.S. Government Agency Securities	$—	$43,431,777	$—	$43,431,777
U.S. Treasury Obligations	—	89,432,604	—	89,432,604
Supranational	—	368,003	—	368,003
U.S. Government Agency Securities	—	403,609,407	—	403,609,407
U.S. Treasury Obligations	—	626,906,146	—	626,906,146

Total Assets	$273,244	$1,475,178,110	$—	$1,475,451,354

Liabilities:
Futures	$(77,479)	$—	$—	$(77,479)

Total Liabilities	$(77,479)	$—	$—	$(77,479)

Total	$195,765	$1,475,178,110	$—	$1,475,373,875

There were no transfers between Levels 1, 2 or 3 during the year ended December 31, 2017.

Fair Values of Derivative Instruments as of December 31, 2017:

	Statement of Assets and Liabilities
Derivatives Not Accounted for as Hedging Instrument^	Asset Derivatives	Fair Value
Interest rate contracts	Receivables, Net assets – Unrealized appreciation	$273,244	*

	Liability Derivatives
Interest rate contracts	Payables, Net assets – Unrealized depreciation	$(77,479	)*

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Portfolio of Investments. Only variation margin is reported within the Statement of Assets & Liabilities.

The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2017:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instrument^	Futures
Interest rate contracts	$(944,067)

Amount of Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instrument^	Futures
Interest rate contracts	$310,452

^ The Portfolio held futures contracts as a substitute for investing in conventional securities, hedging and in an attempt to enhance returns.

The Portfolio held futures contracts with an average notional balance of approximately $ 155,904,000 during the year ended December 31, 2017.

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/AB SHORT DURATION GOVERNMENT BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

Investment security transactions for the year ended December 31, 2017 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$143,324,607
Long-term U.S. government debt securities	106,848,129

$250,172,736

Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$182,162,455
Long-term U.S. government debt securities	426,867,198

$609,029,653

As of December 31, 2017, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments in securities and derivative instruments, if applicable, for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$1,403,369
Aggregate gross unrealized depreciation	(4,228,193)

Net unrealized depreciation	$(2,824,824)

Federal income tax cost of investments in securities and derivative instruments, if applicable	$1,478,198,699

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/AB SHORT DURATION GOVERNMENT BOND PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2017

ASSETS
Investments in Securities, at value (Cost $1,478,002,934)	$1,475,178,110
Cash	11,285,909
Cash held as collateral at broker	255,077
Receivable for securities sold	18,988,867
Dividends, interest and other receivables	3,902,896
Receivable from Separate Accounts for Portfolio shares sold	454
Other assets	6,796

Total assets	1,509,618,109

LIABILITIES
Payable for securities purchased	18,603,240
Investment management fees payable	558,817
Payable to Separate Accounts for Portfolio shares redeemed	273,730
Administrative fees payable	124,093
Distribution fees payable – Class IB	114,261
Due to broker for futures variation margin	23,710
Trustees’ fees payable	2,506
Accrued expenses	63,837

Total liabilities	19,764,194

NET ASSETS	$1,489,853,915

Net assets were comprised of:
Paid in capital	$1,501,485,882
Accumulated undistributed net investment income (loss)	—
Accumulated undistributed net realized gain (loss)	(9,002,908)
Net unrealized appreciation (depreciation)	(2,629,059)

Net assets	$1,489,853,915

Class IB
Net asset value, offering and redemption price per share, $534,027,396 / 54,368,277 shares outstanding (unlimited amount authorized: $0.01 par value)	$9.82

Class K
Net asset value, offering and redemption price per share, $955,826,519 / 96,800,596 shares outstanding (unlimited amount authorized: $0.01 par value)	$9.87

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2017

INVESTMENT INCOME
Interest	$18,327,507
Dividends	93,565
Securities lending (net)	248

Total income	18,421,320

EXPENSES
Investment management fees	6,864,770
Administrative fees	1,508,878
Distribution fees – Class IB	1,412,707
Printing and mailing expenses	127,832
Professional fees	92,913
Custodian fees	37,000
Trustees’ fees	36,651
Miscellaneous	55,829

Total expenses	10,136,580

NET INVESTMENT INCOME (LOSS)	8,284,740

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Investments in securities	(369,629)
Futures contracts	(944,067)

Net realized gain (loss)	(1,313,696)

Change in unrealized appreciation (depreciation) on:
Investments in securities	(1,352,732)
Futures contracts	310,452

Net change in unrealized appreciation (depreciation)	(1,042,280)

NET REALIZED AND UNREALIZED GAIN (LOSS)	(2,355,976)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$5,928,764

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/AB SHORT DURATION GOVERNMENT BOND PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2017	2016
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$8,284,740	$1,481,956
Net realized gain (loss)	(1,313,696)	877,309
Net change in unrealized appreciation (depreciation)	(1,042,280)	2,411,988

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	5,928,764	4,771,253

DIVIDENDS:
Dividends from net investment income
Class IB	(2,683,280)	(568,122)
Class K	(7,104,144)	(3,256,296)

TOTAL DIVIDENDS	(9,787,424)	(3,824,418)

CAPITAL SHARES TRANSACTIONS:
Class IB
Capital shares sold [ 2,971,310 and 6,581,073 shares, respectively ]	29,281,717	64,902,222
Capital shares issued in reinvestment of dividends [ 273,202 and 57,724 shares, respectively ]	2,683,280	568,122
Capital shares repurchased [ (9,055,428) and (13,801,834) shares, respectively ]	(89,240,367)	(136,110,155)

Total Class IB transactions	(57,275,370)	(70,639,811)

Class K
Capital shares sold [ 4,395,576 and 16,364,433 shares, respectively ]	43,579,299	162,279,393
Capital shares issued in reinvestment of dividends [ 719,618 and 329,166 shares, respectively ]	7,104,144	3,256,296
Capital shares repurchased [ (6,755,845) and (17,053,737) shares, respectively ]	(67,015,643)	(169,092,237)

Total Class K transactions	(16,332,200)	(3,556,548)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	(73,607,570)	(74,196,359)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(77,466,230)	(73,249,524)
NET ASSETS:
Beginning of year	1,567,320,145	1,640,569,669

End of year (a)	$1,489,853,915	$1,567,320,145

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$—	$183,374

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/AB SHORT DURATION GOVERNMENT BOND PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,				May 20, 2013* to December 31, 2013
Class IB	2017	2016	2015	2014
Net asset value, beginning of period	$9.85	$9.84	$9.89	$9.94	$10.00

Income (loss) from investment operations:
Net investment income (loss) (e)	0.04	(0.01)	(0.03)	(0.04)	(0.02)
Net realized and unrealized gain (loss)	(0.02)	0.03	(0.02)	(0.01)	(0.04)

Total from investment operations	0.02	0.02	(0.05)	(0.05)	(0.06)

Less distributions:
Dividends from net investment income	(0.05)	(0.01)	—	—	—

Net asset value, end of period	$9.82	$9.85	$9.84	$9.89	$9.94

Total return (b)	0.19%	0.20%	(0.51)%	(0.50)%	(0.60)%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$534,027	$592,703	$662,903	$743,593	$877,376
Ratio of expenses to average net assets:
After waivers (a)(f)	0.82%	0.82%	0.82%	0.82%	0.83	%(dd)
Before waivers (a)(f)	0.82%	0.82%	0.82%	0.82%	0.83	%(dd)
Ratio of net investment income (loss) to average net assets:
After waivers (a)(f)	0.38%	(0.05)%	(0.30)%	(0.40)%	(0.25	)%(l)(dd)
Before waivers (a)(f)	0.38%	(0.05)%	(0.30)%	(0.40)%	(0.25	)%(l)(dd)
Portfolio turnover rate (z)^	47%	63%	53%	78%	38%

	Year Ended December 31,				November 19, 2013** to December 31, 2013		May 20, 2013* to August 23, 2013‡
Class K	2017	2016	2015	2014
Net asset value, beginning of period	$9.90	$9.90	$9.92	$9.94	$9.95		$10.00

Income (loss) from investment operations:
Net investment income (loss) (e)	0.06	0.02	— #	(0.02)	—	#	0.03
Net realized and unrealized gain (loss)	(0.02)	0.01	(0.02)	— #	(0.01)		(0.07)

Total from investment operations	0.04	0.03	(0.02)	(0.02)	(0.01)		(0.04)

Less distributions:
Dividends from net investment income	(0.07)	(0.03)	—	—	—		—

Net asset value, end of period	$9.87	$9.90	$9.90	$9.92	$9.94		$9.96

Total return (b)	0.44%	0.35%	(0.20)%	(0.20)%	(0.10)%		(0.40)%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$955,827	$974,617	$977,667	$914,906	$122,560		$—
Ratio of expenses to average net assets:
After waivers (a)(f)	0.57%	0.57%	0.57%	0.57%	0.63	%(dd)	0.65	%(dd)
Before waivers (a)(f)	0.57%	0.57%	0.57%	0.57%	0.63	%(dd)	1.30	%(dd)
Ratio of net investment income (loss) to average net assets:
After waivers (a)(f)	0.63%	0.20%	(0.04)%	(0.15)%	(0.10	)%(l)(dd)	1.33	%(l)(dd)
Before waivers (a)(f)	0.63%	0.20%	(0.04)%	(0.15)%	(0.10	)%(l)(dd)	0.68	%(l)(dd)
Portfolio turnover rate (z)^	47%	63%	53%	78%	38%		38%

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/AB SHORT DURATION GOVERNMENT BOND PORTFOLIO

FINANCIAL HIGHLIGHTS (Continued)

*	Commencement of Operations.
**	Resumed operations.
‡	On August 23, 2013 operations ceased and shares were fully redeemed.
#	Per share amount is less than $0.005.
^	Portfolio turnover rate excludes derivatives, if any.
(a)	Ratios for periods less than one year are annualized. Certain non-recurring expenses incurred by the Portfolio are not annualized for periods less than one year.
(b)	Total returns for periods less than one year are not annualized.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.
(l)	The annualized ratio of net investment income to average net assets may not be indicative of operating results for a full year.
(z)	Portfolio turnover rate for periods less than one year is not annualized.
(dd)	During the period, the Portfolio waived and then recouped the waived expenses

See Notes to Financial Statements.

AXA/AB SMALL CAP GROWTH PORTFOLIO (Unaudited)

INVESTMENT MANAGER

➢	AXA Equitable Funds Management Group, LLC

INVESTMENT SUB-ADVISER

➢	AllianceBernstein L.P.

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/17
	1 Year	5 Years	10 Years/ Since Incept.
Portfolio – Class IA Shares	22.68%	13.92%	8.33%
Portfolio – Class IB Shares	22.69	13.92	8.23
Portfolio – Class K Shares*	22.95	14.20	15.70
Russell 2000® Growth Index	22.17	15.21	9.19
* Date of inception 8/26/11. Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned 22.69% for the year ended December 31, 2017. This compares to the Portfolio’s benchmark, the Russell 2000® Growth Index, which returned 22.17% over the same period.

Portfolio Highlights

What helped performance during the year:

•	Contributors included companies with strong fundamentals that beat consensus estimates and experienced more positive earnings revisions.

•	Security selection was strong across most sectors, particularly in consumer/commercial services and technology.

•	Top contributors included Align Technology, Inc., Take-Two Interactive Software, Inc. and Planet Fitness, Inc.

What hurt performance during the year:

•	An overweight to the very poor performing energy sector detracted.

•	Individual detractors included IMAX Corp., PDC Energy, Inc. and Superior Energy.

Portfolio Positioning and Outlook — AllianceBernstein L.P.

We continued to identify stocks that both beat their consensus estimates and experienced more positive earnings revisions than those exhibited in the benchmark more broadly. As fundamental outperformance has been favorably rewarded by the market this year, some of our holdings have had exceptionally strong returns. While we still believe in their long-term potential, we have proactively harvested gains to manage portfolio risk and ensure we are positioned to protect to the downside, should we encounter future volatility. Proceeds have been redeployed into ideas that are more timely and whose valuations hold more upside potential.

Sector Weightings as of December 31, 2017	% of Net Assets
Information Technology	21.4%
Industrials	20.3
Consumer Discretionary	16.1
Health Care	15.3
Financials	12.4
Repurchase Agreements	8.9
Materials	3.5
Real Estate	3.2
Energy	3.2
Utilities	1.7
Consumer Staples	1.3
Telecommunication Services	0.8
Cash and Other	(8.1)

100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees (in the case of Class IA and Class IB shares of the Portfolio), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

AXA/AB SMALL CAP GROWTH PORTFOLIO (Unaudited)

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2017 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/17	Ending Account Value 12/31/17	Expenses Paid During Period* 7/1/17 - 12/31/17
Class IA
Actual	$1,000.00	$1,119.86	$4.99
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.50	4.75
Class IB
Actual	1,000.00	1,119.67	4.99
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.50	4.75
Class K
Actual	1,000.00	1,121.17	3.65
Hypothetical (5% average annual return before expenses)	1,000.00	1,021.76	3.48

*  Expenses are equal to the Portfolio’s Class IA, Class IB and Class K shares annualized expense ratios of 0.93%, 0.93% and 0.68%, respectively, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

EQ ADVISORS TRUST

AXA/AB SMALL CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2017

	Number of Shares	Value (Note 1)
COMMON STOCKS:
Consumer Discretionary (16.1%)
Auto Components (0.6%)
American Axle & Manufacturing Holdings, Inc.*	47,100	$802,113
Cooper Tire & Rubber Co.	31,400	1,109,990
Cooper-Standard Holdings, Inc.*	8,700	1,065,750
Dana, Inc.	69,100	2,211,891
Dorman Products, Inc.*	14,000	855,960
Fox Factory Holding Corp.*	17,000	660,450
Gentherm, Inc.*	19,800	628,650
Horizon Global Corp.*	6,100	85,522
LCI Industries	11,300	1,469,000
Modine Manufacturing Co.*	23,400	472,680
Motorcar Parts of America, Inc.*	6,100	152,439
Standard Motor Products, Inc.	10,800	485,028
Stoneridge, Inc.*	12,500	285,750
Superior Industries International, Inc.	10,400	154,440
Tenneco, Inc.	25,400	1,486,916
Tower International, Inc.	7,900	241,345

		12,167,924

Automobiles (0.0%)
Winnebago Industries, Inc.	16,200	900,720

Distributors (0.0%)
Core-Mark Holding Co., Inc.	27,600	871,608
Weyco Group, Inc.	3,300	98,076

		969,684

Diversified Consumer Services (2.7%)
Adtalem Global Education, Inc.*	28,000	1,177,400
American Public Education, Inc.*	1,450	36,323
Ascent Capital Group, Inc., Class A*	5,100	58,599
Bright Horizons Family Solutions, Inc.*	186,675	17,547,450
Capella Education Co.	6,550	506,970
Career Education Corp.*	34,500	416,760
Chegg, Inc. (x)*	710,114	11,589,060
Grand Canyon Education, Inc.*	233,578	20,912,238
Houghton Mifflin Harcourt Co.*	69,300	644,490
K12, Inc.*	16,200	257,580
Laureate Education, Inc., Class A*	25,700	348,492
Regis Corp.*	22,110	339,610
Sotheby’s*	18,500	954,600
Strayer Education, Inc.	5,800	519,564
Weight Watchers International, Inc. (x)*	13,600	602,208

		55,911,344

Hotels, Restaurants & Leisure (5.2%)
Belmond Ltd., Class A*	43,700	535,325
Biglari Holdings, Inc.*	770	319,088
BJ’s Restaurants, Inc.	11,800	429,520
Bloomin’ Brands, Inc.	51,100	1,090,474
Boyd Gaming Corp.	39,200	1,373,960
Brinker International, Inc.	23,900	928,276
Buffalo Wild Wings, Inc.*	71,628	11,199,038
Caesars Entertainment Corp.*	66,577	842,199
Carrols Restaurant Group, Inc.*	14,600	177,390
Cheesecake Factory, Inc. (The)	22,000	1,059,960
Churchill Downs, Inc.	7,300	1,698,710
Chuy’s Holdings, Inc.*	1,700	47,685
Cracker Barrel Old Country Store, Inc. (x)	10,000	1,588,900
Dave & Buster’s Entertainment, Inc.*	19,800	1,092,366
Denny’s Corp.*	29,712	393,387
DineEquity, Inc. (x)	11,300	573,249
Eldorado Resorts, Inc. (x)*	22,414	743,024
Fiesta Restaurant Group, Inc. (x)*	6,900	131,100
Hilton Grand Vacations, Inc.*	365,909	15,349,883
ILG, Inc.	50,413	1,435,762
International Speedway Corp., Class A	12,900	514,065
J Alexander’s Holdings, Inc.*	4,082	39,595
Jack in the Box, Inc.	13,700	1,344,107
La Quinta Holdings, Inc.*	51,300	946,998
Marcus Corp. (The)	6,500	177,775
Marriott Vacations Worldwide Corp.	11,700	1,581,957
Monarch Casino & Resort, Inc.*	9,200	412,344
Norwegian Cruise Line Holdings Ltd.*	176,480	9,397,560
Papa John’s International, Inc.	14,166	794,854
Penn National Gaming, Inc.*	39,800	1,246,934
Pinnacle Entertainment, Inc.*	31,700	1,037,541
Planet Fitness, Inc., Class A*	571,494	19,790,837
Red Robin Gourmet Burgers, Inc.*	9,600	541,440
Red Rock Resorts, Inc., Class A	33,000	1,113,420
Ruth’s Hospitality Group, Inc.	10,200	220,830
Scientific Games Corp., Class A*	26,200	1,344,060
SeaWorld Entertainment, Inc. (x)*	37,500	508,875
Shake Shack, Inc., Class A (x)*	7,700	332,640
Sonic Corp.	27,700	761,196
Speedway Motorsports, Inc.	1,900	35,853
Texas Roadhouse, Inc.	31,100	1,638,348
Vail Resorts, Inc.	89,230	18,958,698
Wingstop, Inc.	14,100	549,618

		104,298,841

Household Durables (0.7%)
AV Homes, Inc.*	100	1,665
Beazer Homes USA, Inc.*	9,800	188,258
Cavco Industries, Inc.*	4,800	732,480
Ethan Allen Interiors, Inc.	14,900	426,140
GoPro, Inc., Class A (x)*	52,700	398,939
Helen of Troy Ltd.*	15,200	1,464,520
Installed Building Products, Inc.*	10,400	789,880
iRobot Corp. (x)*	14,119	1,082,927
KB Home (x)	40,700	1,300,365
La-Z-Boy, Inc.	25,600	798,720
LGI Homes, Inc. (x)*	8,400	630,252
Libbey, Inc.	3,500	26,320

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/AB SMALL CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

	Number of Shares	Value (Note 1)
Lifetime Brands, Inc.	3,400	$56,100
M/I Homes, Inc.*	12,800	440,320
MDC Holdings, Inc.	21,864	697,024
Meritage Homes Corp.*	17,900	916,480
PICO Holdings, Inc.*	2,000	25,600
Taylor Morrison Home Corp., Class A*	37,700	922,519
TopBuild Corp.*	20,100	1,522,375
TRI Pointe Group, Inc.*	71,275	1,277,248
Universal Electronics, Inc.*	9,500	448,875
William Lyon Homes, Class A*	11,300	328,604

		14,475,611

Internet & Direct Marketing Retail (0.8%)
FTD Cos., Inc.*	2,560	18,406
Groupon, Inc. (x)*	165,100	842,010
HSN, Inc.	19,600	790,860
Liberty TripAdvisor Holdings, Inc., Class A*	41,000	386,425
Nutrisystem, Inc.	15,100	794,260
Overstock.com, Inc. (x)*	8,000	511,200
PetMed Express, Inc.	9,600	436,800
Shutterfly, Inc.*	20,600	1,024,850
Wayfair, Inc., Class A (x)*	141,930	11,392,722

		16,197,533

Leisure Products (0.1%)
Acushnet Holdings Corp.	14,600	307,768
American Outdoor Brands Corp. (x)*	28,200	362,088
Callaway Golf Co.	47,000	654,710
Malibu Boats, Inc., Class A*	9,700	288,381
Marine Products Corp.	25,100	319,774
Nautilus, Inc.*	9,800	130,830
Sturm Ruger & Co., Inc.	8,300	463,555
Vista Outdoor, Inc.*	27,800	405,046

		2,932,152

Media (0.6%)
AMC Entertainment Holdings, Inc., Class A	26,562	401,086
Entercom Communications Corp., Class A	59,600	643,680
Entravision Communications Corp., Class A	17,600	125,840
EW Scripps Co. (The), Class A*	40,165	627,779
Gannett Co., Inc.	61,400	711,626
Gray Television, Inc.*	29,100	487,425
IMAX Corp.*	33,100	766,265
Liberty Media Corp.-Liberty Braves, Class C*	16,500	366,630
Loral Space & Communications, Inc.*	7,000	308,350
MDC Partners, Inc., Class A*	17,650	172,088
Meredith Corp.	20,100	1,327,605
MSG Networks, Inc., Class A*	31,100	629,775
National CineMedia, Inc.	27,900	191,394
New Media Investment Group, Inc.	26,000	436,280
New York Times Co. (The), Class A	60,500	1,119,250
Nexstar Media Group, Inc., Class A	20,406	1,595,749
Scholastic Corp.	13,300	533,463
Sinclair Broadcast Group, Inc., Class A (x)	36,300	1,373,955
Time, Inc.	52,400	966,780
World Wrestling Entertainment, Inc., Class A (x)	18,900	577,962

		13,362,982

Multiline Retail (0.8%)
Big Lots, Inc.	23,200	1,302,680
Dillard’s, Inc., Class A (x)	7,400	444,370
JC Penney Co., Inc. (x)*	150,800	476,528
Ollie’s Bargain Outlet Holdings, Inc.*	269,095	14,329,309

		16,552,887

Specialty Retail (4.2%)
Aaron’s, Inc.	34,300	1,366,855
Abercrombie & Fitch Co., Class A (x)	38,100	664,083
American Eagle Outfitters, Inc.	87,000	1,635,600
Asbury Automotive Group, Inc.*	11,400	729,600
Ascena Retail Group, Inc.*	64,064	150,550
Barnes & Noble, Inc.	6,100	40,870
Buckle, Inc. (The) (x)	20,300	482,125
Burlington Stores, Inc.*	149,560	18,400,367
Caleres, Inc.	20,300	679,644
Camping World Holdings, Inc., Class A	14,700	657,531
Cato Corp. (The), Class A	11,200	178,304
Chico’s FAS, Inc.	78,600	693,252
Children’s Place, Inc. (The)	9,845	1,430,971
Conn’s, Inc.*	8,600	305,730
DSW, Inc., Class A	35,100	751,491
Express, Inc.*	49,200	499,380
Finish Line, Inc. (The), Class A	21,900	318,207
Five Below, Inc.*	280,309	18,590,092
Floor & Decor Holdings, Inc., Class A*	328,499	15,991,331
Francesca’s Holdings Corp.*	7,500	54,825
Genesco, Inc.*	10,800	351,000
Group 1 Automotive, Inc.	12,800	908,416
Guess?, Inc. (x)	39,000	658,320
Hibbett Sports, Inc.*	2,248	45,859
Lithia Motors, Inc., Class A	144,356	16,397,398
Lumber Liquidators Holdings, Inc.*	12,800	401,792
Monro, Inc. (x)	18,650	1,062,118
National Vision Holdings, Inc.*	8,661	351,723
Office Depot, Inc.	288,900	1,022,706
Rent-A-Center, Inc. (x)	10,900	120,990
Restoration Hardware Holdings, Inc. (x)*	9,608	828,306
Sleep Number Corp.*	21,100	793,149
Sonic Automotive, Inc., Class A	8,700	160,515
Tailored Brands, Inc.	28,000	611,240

		87,334,340

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/AB SMALL CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

	Number of Shares	Value (Note 1)
Textiles, Apparel & Luxury Goods (0.4%)
Columbia Sportswear Co.	16,000	$1,150,080
Crocs, Inc.*	35,900	453,776
Deckers Outdoor Corp.*	14,900	1,195,725
G-III Apparel Group Ltd.*	24,000	885,360
Movado Group, Inc.	5,700	183,540
Oxford Industries, Inc.	7,600	571,444
Steven Madden Ltd.*	29,262	1,366,535
Wolverine World Wide, Inc.	50,500	1,609,940

		7,416,400

Total Consumer Discretionary		332,520,418

Consumer Staples (1.3%)
Beverages (0.1%)
Boston Beer Co., Inc. (The), Class A*	4,900	936,390
Castle Brands, Inc. (x)*	6,900	8,418
Coca-Cola Bottling Co. Consolidated	2,600	559,676
MGP Ingredients, Inc.	6,100	468,968
National Beverage Corp.	5,700	555,408
Primo Water Corp.*	300	3,771

		2,532,631

Food & Staples Retailing (0.3%)
Andersons, Inc. (The)	17,700	551,355
Ingles Markets, Inc., Class A	3,300	114,180
Performance Food Group Co.*	40,600	1,343,860
PriceSmart, Inc.	12,700	1,093,470
Smart & Final Stores, Inc.*	1,000	8,550
SpartanNash Co.	19,320	515,458
SUPERVALU, Inc.*	18,242	394,027
United Natural Foods, Inc.*	25,200	1,241,604

		5,262,504

Food Products (0.6%)
Alico, Inc.	100	2,950
B&G Foods, Inc. (x)	36,100	1,268,915
Bob Evans Farms, Inc.	9,200	725,144
Calavo Growers, Inc. (x)	8,400	708,960
Cal-Maine Foods, Inc. (x)*	18,200	808,990
Darling Ingredients, Inc.*	91,022	1,650,229
Dean Foods Co.	44,900	519,044
Farmer Brothers Co.*	100	3,215
Fresh Del Monte Produce, Inc.	17,800	848,526
Hostess Brands, Inc.*	38,900	576,109
J&J Snack Foods Corp.	8,600	1,305,738
John B Sanfilippo & Son, Inc.	1,200	75,900
Lancaster Colony Corp.	10,100	1,305,021
Landec Corp.*	300	3,780
Limoneira Co.	200	4,480
Sanderson Farms, Inc.	9,800	1,360,044
Seneca Foods Corp., Class A*	100	3,075
Snyder’s-Lance, Inc.	39,564	1,981,365
Tootsie Roll Industries, Inc. (x)	9,063	329,893

		13,481,378

Household Products (0.1%)
Central Garden & Pet Co., Class A*	23,000	867,330
HRG Group, Inc.*	57,900	981,405
Oil-Dri Corp. of America	100	4,150
Orchids Paper Products Co. (x)	700	8,960
WD-40 Co.	7,800	920,400

		2,782,245

Personal Products (0.1%)
Inter Parfums, Inc.	5,800	252,010
Medifast, Inc.	5,100	356,031
Nature’s Sunshine Products, Inc.	8,600	99,330
USANA Health Sciences, Inc.*	7,400	547,970

		1,255,341

Tobacco (0.1%)
Universal Corp.	12,000	630,000
Vector Group Ltd. (x)	55,144	1,234,123

		1,864,123

Total Consumer Staples		27,178,222

Energy (3.2%)
Energy Equipment & Services (1.2%)
Archrock, Inc.	38,400	403,200
Basic Energy Services, Inc.*	6,100	143,167
Bristow Group, Inc. (x)	35,301	475,504
C&J Energy Services, Inc.*	22,600	756,422
CARBO Ceramics, Inc.(x)*	9,800	99,764
Diamond Offshore Drilling, Inc. (x)*	31,400	583,726
Dril-Quip, Inc.*	18,400	877,680
Ensco plc, Class A	204,840	1,210,604
Era Group, Inc.*	9,200	98,900
Exterran Corp.*	19,200	603,648
Fairmount Santrol Holdings, Inc. (x)*	122,000	638,060
Forum Energy Technologies, Inc.*	37,900	589,345
Frank’s International NV (x)	11,800	78,470
Geospace Technologies Corp.*	10,200	132,294
Helix Energy Solutions Group, Inc.*	75,800	571,532
Keane Group, Inc.*	18,500	351,685
Matrix Service Co.*	13,900	247,420
McDermott International, Inc.*	150,900	992,922
Natural Gas Services Group, Inc.*	7,900	206,980
NCS Multistage Holdings, Inc. (x)*	1,100	16,214
Newpark Resources, Inc.*	56,300	484,180
Noble Corp. plc*	118,700	536,524
Oceaneering International, Inc.	399,750	8,450,717
Oil States International, Inc.*	28,300	800,890
Parker Drilling Co.*	82,600	82,600
PHI, Inc. (Non-Voting)*	10,200	118,014
Pioneer Energy Services Corp.*	30,100	91,805
ProPetro Holding Corp. (x)*	26,500	534,240
RigNet, Inc.*	8,700	130,065
Rowan Cos. plc, Class A*	56,700	887,922
SEACOR Holdings, Inc.*	10,000	462,200
SEACOR Marine Holdings, Inc.*	15,454	180,812
Select Energy Services, Inc., Class A*	700	12,768

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/AB SMALL CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

	Number of Shares	Value (Note 1)
Smart Sand, Inc. (x)*	8,800	$76,208
Solaris Oilfield Infrastructure, Inc., Class A*	3,600	77,076
Superior Energy Services, Inc.*	74,000	712,620
TETRA Technologies, Inc.*	52,200	222,894
Unit Corp.*	27,600	607,200
US Silica Holdings, Inc. (x)	37,900	1,234,024

		24,780,296

Oil, Gas & Consumable Fuels (2.0%)
Abraxas Petroleum Corp.*	12,400	30,504
Arch Coal, Inc., Class A	10,700	996,812
Bill Barrett Corp.*	58,100	298,053
Bonanza Creek Energy, Inc.*	5,900	162,781
California Resources Corp. (x)*	20,200	392,688
Callon Petroleum Co.*	91,537	1,112,175
Carrizo Oil & Gas, Inc.*	30,800	655,424
Contango Oil & Gas Co.*	7,979	37,581
CVR Energy, Inc. (x)	13,900	517,636
Delek US Energy, Inc.	36,623	1,279,608
Denbury Resources, Inc. (x)*	183,600	405,756
DHT Holdings, Inc.	63,700	228,683
Dorian LPG Ltd.*	8,115	66,705
Eclipse Resources Corp.*	61,398	147,355
Energy XXI Gulf Coast, Inc.*	10,900	62,566
EP Energy Corp., Class A (x)*	37,700	88,972
Frontline Ltd. (x)	33,100	151,929
GasLog Ltd. (x)	21,300	473,925
Gener8 Maritime, Inc.*	5,200	34,424
Golar LNG Ltd.	46,400	1,383,184
Green Plains, Inc.	23,700	399,345
Halcon Resources Corp. (x)*	61,500	465,555
International Seaways, Inc.*	14,300	263,978
Jagged Peak Energy, Inc. (x)*	17,700	279,306
Lilis Energy, Inc. (x)*	200	1,022
Matador Resources Co.*	42,800	1,332,364
NACCO Industries, Inc., Class A	300	11,295
Nordic American Tankers Ltd. (x)	41,200	101,352
Oasis Petroleum, Inc.*	122,263	1,028,232
Pacific Ethanol, Inc.*	4,400	20,020
Panhandle Oil and Gas, Inc., Class A	7,400	152,070
Par Pacific Holdings, Inc.*	15,100	291,128
Parsley Energy, Inc., Class A*	329,921	9,712,874
PDC Energy, Inc.*	192,860	9,940,004
Peabody Energy Corp.*	29,700	1,169,289
Renewable Energy Group, Inc.*	1,200	14,160
Resolute Energy Corp. (x)*	10,500	330,435
REX American Resources Corp.*	2,900	240,091
Ring Energy, Inc.*	21,900	304,410
Sanchez Energy Corp. (x)*	65,800	349,398
SandRidge Energy, Inc.*	16,900	356,083
Scorpio Tankers, Inc.	96,600	294,630
SemGroup Corp., Class A	34,300	1,035,860
Ship Finance International Ltd. (x)	37,200	576,600
SRC Energy, Inc.*	94,400	805,232
Stone Energy Corp. (x)*	9,200	295,872
Teekay Corp.	47,000	438,040
Teekay Tankers Ltd., Class A	66,200	92,680
Tellurian, Inc. (x)*	27,400	266,876
Ultra Petroleum Corp.*	94,800	858,888
Westmoreland Coal Co. (x)*	4,500	5,445
WildHorse Resource Development Corp. (x)*	15,200	279,832

		40,239,127

Total Energy		65,019,423

Financials (12.4%)
Banks (6.4%)
1st Source Corp.	8,935	441,836
Access National Corp.	300	8,352
ACNB Corp.	100	2,955
American National Bankshares, Inc.	7,100	271,930
Ameris Bancorp	19,400	935,080
Ames National Corp.	9,960	277,386
Arrow Financial Corp.	2,977	101,069
Atlantic Capital Bancshares, Inc.*	300	5,280
Banc of California, Inc.	25,700	530,705
BancFirst Corp.	8,200	419,430
Banco Latinoamericano de Comercio Exterior SA, Class E	17,420	468,598
Bancorp, Inc. (The)*	3,100	30,628
BancorpSouth Bank	45,200	1,421,540
Bank of Commerce Holdings	600	6,900
Bank of Marin Bancorp	1,890	128,520
Bank of NT Butterfield & Son Ltd. (The)	26,100	947,169
Banner Corp.	20,000	1,102,400
Bar Harbor Bankshares	273	7,374
Berkshire Hills Bancorp, Inc.	22,800	834,480
Blue Hills Bancorp, Inc.	2,300	46,230
Boston Private Financial Holdings, Inc.	54,810	846,815
Bridge Bancorp, Inc.	8,700	304,500
Brookline Bancorp, Inc.	33,856	531,539
Bryn Mawr Bank Corp.	8,300	366,860
BSB Bancorp, Inc.*	100	2,925
Cadence BanCorp*	1,900	51,528
Camden National Corp.	11,525	485,548
Capital City Bank Group, Inc.	8,900	204,166
Capstar Financial Holdings, Inc.*	400	8,308
Carolina Financial Corp.	9,000	334,350
Cathay General Bancorp	37,801	1,594,068
CenterState Bank Corp.	24,900	640,677
Central Pacific Financial Corp.	21,600	644,328
Chemical Financial Corp.	33,675	1,800,602
Chemung Financial Corp.	100	4,810
Citizens & Northern Corp.	6,700	160,800
City Holding Co.	10,500	708,435
Civista Bancshares, Inc.	100	2,200
CNB Financial Corp.	5,140	134,874
CoBiz Financial, Inc.	19,200	383,808
Columbia Banking System, Inc.	39,475	1,714,794
Community Bank System, Inc.	23,596	1,268,285

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/AB SMALL CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

	Number of Shares	Value (Note 1)
Community Bankers Trust Corp.*	700	$5,705
Community Trust Bancorp, Inc.	8,500	400,350
ConnectOne Bancorp, Inc.	16,400	422,300
Customers Bancorp, Inc.*	14,900	387,251
CVB Financial Corp.	49,600	1,168,576
Eagle Bancorp, Inc.*	17,930	1,038,147
Enterprise Financial Services Corp.	15,490	699,374
Farmers National Banc Corp.	500	7,375
FB Financial Corp.*	2,400	100,776
FCB Financial Holdings, Inc., Class A*	21,200	1,076,960
Fidelity Southern Corp.	1,500	32,700
Financial Institutions, Inc.	900	27,990
First Bancorp, Inc.	3,140	85,502
First Bancorp/NC	17,188	606,908
First Bancorp/PR*	79,700	406,470
First Busey Corp.	16,531	494,938
First Business Financial Services, Inc.	100	2,212
First Citizens BancShares, Inc., Class A	3,500	1,410,500
First Commonwealth Financial Corp.	59,700	854,904
First Community Bancshares, Inc.	11,200	321,776
First Connecticut Bancorp, Inc.	11,300	295,495
First Financial Bancorp (x)	31,160	821,066
First Financial Bankshares, Inc. (x)	35,200	1,585,760
First Financial Corp.	2,700	122,445
First Foundation, Inc.*	1,200	22,248
First Internet Bancorp	100	3,815
First Interstate BancSystem, Inc., Class A	15,789	632,349
First Merchants Corp.	20,800	874,848
First Midwest Bancorp, Inc.	50,000	1,200,500
First Northwest Bancorp*	100	1,630
First of Long Island Corp. (The)	11,000	313,500
First Republic Bank	107,887	9,347,330
Flushing Financial Corp.	20,350	559,625
Franklin Financial Network, Inc.*	600	20,460
Fulton Financial Corp.	81,500	1,458,850
German American Bancorp, Inc.	16,050	567,047
Glacier Bancorp, Inc.	41,430	1,631,928
Great Southern Bancorp, Inc.	2,600	134,290
Great Western Bancorp, Inc.	30,800	1,225,840
Green Bancorp, Inc.*	2,700	54,810
Guaranty Bancorp	11,400	315,210
Guaranty Bancshares, Inc.	300	9,195
Hancock Holding Co.	42,290	2,093,355
Hanmi Financial Corp.	21,138	641,538
HarborOne Bancorp, Inc.*	200	3,832
Heartland Financial USA, Inc.	11,355	609,196
Heritage Commerce Corp.	1,500	22,980
Heritage Financial Corp.	17,866	550,273
Hilltop Holdings, Inc.	34,099	863,728
Home BancShares, Inc.	75,875	1,764,094
HomeTrust Bancshares, Inc.*	300	7,725
Hope Bancorp, Inc.	66,285	1,209,701
Horizon Bancorp	10,800	300,240
IBERIABANK Corp.	24,648	1,910,220
Independent Bank Corp. (Berlin Stock Exchange)	100	2,235
Independent Bank Corp. (Nasdaq Stock Exchange)	13,600	949,960
Independent Bank Group, Inc.	8,600	581,360
International Bancshares Corp.	28,700	1,139,390
Investors Bancorp, Inc.	124,972	1,734,611
Lakeland Bancorp, Inc.	20,010	385,193
Lakeland Financial Corp.	15,855	768,809
LegacyTexas Financial Group, Inc.	22,130	934,107
Live Oak Bancshares, Inc.	3,600	85,860
Macatawa Bank Corp.	600	6,000
MainSource Financial Group, Inc.	12,400	450,244
MB Financial, Inc.	43,040	1,916,141
MBT Financial Corp.	500	5,300
Mercantile Bank Corp.	7,700	272,349
Midland States Bancorp, Inc.	2,400	77,952
MidSouth Bancorp, Inc.	1,600	21,200
National Bank Holdings Corp., Class A	11,700	379,431
National Bankshares, Inc.	2,700	122,715
National Commerce Corp.*	100	4,025
NBT Bancorp, Inc.	24,195	890,376
Nicolet Bankshares, Inc.*	100	5,474
Northeast Bancorp	400	9,260
Northrim BanCorp, Inc.	100	3,385
OFG Bancorp	19,200	180,480
Old National Bancorp	62,380	1,088,531
Old Second Bancorp, Inc.	600	8,190
Opus Bank*	7,300	199,290
Orrstown Financial Services, Inc.	200	5,050
Pacific Mercantile Bancorp*	400	3,500
Pacific Premier Bancorp, Inc.*	19,000	760,000
Park National Corp.	6,450	670,800
Penns Woods Bancorp, Inc.	540	25,153
Peoples Bancorp of North Carolina, Inc.	330	10,128
Peoples Bancorp, Inc.	6,800	221,816
People’s Utah Bancorp	200	6,060
Pinnacle Financial Partners, Inc.	73,050	4,843,215
Preferred Bank	6,200	364,436
Premier Financial Bancorp, Inc.	130	2,610
QCR Holdings, Inc.	500	21,425
Renasant Corp.	21,900	895,491
Republic Bancorp, Inc., Class A	4,300	163,486
Republic First Bancorp, Inc. (x)*	2,500	21,125
S&T Bancorp, Inc.	19,961	794,647
Sandy Spring Bancorp, Inc.	15,910	620,808
Seacoast Banking Corp. of Florida*	27,000	680,670
ServisFirst Bancshares, Inc.	24,400	1,012,600
Sierra Bancorp	2,400	63,744
Simmons First National Corp., Class A	19,259	1,099,689
South State Corp.	20,054	1,747,706

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/AB SMALL CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

	Number of Shares	Value (Note 1)
Southside Bancshares, Inc.	12,836	$432,316
State Bank Financial Corp.	22,700	677,368
Sterling Bancorp	101,411	2,494,711
Stock Yards Bancorp, Inc.	12,150	458,055
Sun Bancorp, Inc.	800	19,440
SVB Financial Group*	87,427	20,437,811
Texas Capital Bancshares, Inc.*	24,450	2,173,605
Tompkins Financial Corp.	7,351	598,004
Towne Bank	25,709	790,552
TriCo Bancshares	9,900	374,814
TriState Capital Holdings, Inc.*	1,400	32,200
Triumph Bancorp, Inc.*	700	22,050
Trustmark Corp.	34,720	1,106,179
Two River Bancorp	400	7,252
UMB Financial Corp.	23,460	1,687,243
Umpqua Holdings Corp.	113,173	2,353,998
Union Bankshares Corp. (x)	22,397	810,099
United Bankshares, Inc.	50,932	1,769,887
United Community Banks, Inc.	36,600	1,029,924
Univest Corp. of Pennsylvania	12,938	362,911
Valley National Bancorp	129,447	1,452,395
Veritex Holdings, Inc.*	700	19,313
Washington Trust Bancorp, Inc.	10,800	575,100
WashingtonFirst Bankshares, Inc.	725	24,839
WesBanco, Inc.	21,916	890,885
West Bancorporation, Inc.	5,500	138,325
Westamerica Bancorporation (x)	13,500	803,925
Wintrust Financial Corp.	51,790	4,265,942
Xenith Bankshares, Inc.*	1,200	40,596

		133,013,685

Capital Markets (2.9%)
Actua Corp.*	10,550	164,580
Affiliated Managers Group, Inc.	72,635	14,908,334
Arlington Asset Investment Corp., Class A (x)	5,800	68,324
Artisan Partners Asset Management, Inc., Class A	21,600	853,200
Associated Capital Group, Inc., Class A (x)	3,730	127,193
Cohen & Steers, Inc.	11,366	537,498
Cowen, Inc. (x)*	1,800	24,570
Diamond Hill Investment Group, Inc.	1,600	330,656
Donnelley Financial Solutions, Inc.*	12,800	249,472
Evercore, Inc., Class A	18,400	1,656,000
Financial Engines, Inc.	28,400	860,520
GAIN Capital Holdings, Inc.	2,700	27,000
GAMCO Investors, Inc., Class A	4,130	122,455
Greenhill & Co., Inc.	12,400	241,800
Hamilton Lane, Inc., Class A	1,900	67,241
Houlihan Lokey, Inc.	10,300	467,929
INTL. FCStone, Inc.*	8,100	344,493
Investment Technology Group, Inc.	17,000	327,250
Ladenburg Thalmann Financial Services, Inc.	4,200	13,272
Lazard Ltd., Class A	297,464	15,616,860
Medley Management, Inc., Class A	500	3,250
Moelis & Co., Class A	14,700	712,950
OM Asset Management plc	40,100	671,675
Piper Jaffray Cos.	8,000	690,000
PJT Partners, Inc., Class A	8,700	396,720
Pzena Investment Management, Inc., Class A	2,600	27,742
Safeguard Scientifics, Inc.*	1,830	20,496
Stifel Financial Corp.	290,088	17,277,640
Virtu Financial, Inc., Class A (x)	2,000	36,600
Virtus Investment Partners, Inc. (x)	2,895	333,070
Waddell & Reed Financial, Inc., Class A (x)	41,500	927,110
Westwood Holdings Group, Inc.	700	46,347
WisdomTree Investments, Inc. (x)	72,600	911,130

		59,063,377

Consumer Finance (0.3%)
Encore Capital Group, Inc.*	17,050	717,805
Enova International, Inc.*	2,300	34,960
FirstCash, Inc.	21,504	1,450,445
Green Dot Corp., Class A*	25,200	1,518,552
LendingClub Corp.*	171,700	709,121
Nelnet, Inc., Class A	10,450	572,451
PRA Group, Inc.*	26,460	878,472
Regional Management Corp.*	1,000	26,310
World Acceptance Corp.*	2,420	195,342

		6,103,458

Diversified Financial Services (0.0%)
Cannae Holdings, Inc.*	43,900	747,617
Marlin Business Services Corp.	10,400	232,960
On Deck Capital, Inc.*	7,000	40,180
Tiptree, Inc.	400	2,380

		1,023,137

Insurance (1.3%)
Ambac Financial Group, Inc.*	32,500	519,350
American Equity Investment Life Holding Co.	47,380	1,455,987
AMERISAFE, Inc.	11,990	738,584
AmTrust Financial Services, Inc. (x)	41,400	416,898
Argo Group International Holdings Ltd.	14,705	906,563
Atlas Financial Holdings, Inc.*	300	6,165
Baldwin & Lyons, Inc., Class B	3,287	78,724
Citizens, Inc. (x)*	18,800	138,180
CNO Financial Group, Inc.	87,900	2,170,251
Crawford & Co., Class B	2,700	25,974
Donegal Group, Inc., Class A	6,100	105,530
eHealth, Inc.*	1,000	17,370
EMC Insurance Group, Inc.	900	25,821
Employers Holdings, Inc.	18,300	812,520
Enstar Group Ltd.*	5,950	1,194,463
FBL Financial Group, Inc., Class A	5,300	369,145
Federated National Holding Co.	500	8,285

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/AB SMALL CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

	Number of Shares	Value (Note 1)
Genworth Financial, Inc., Class A*	262,800	$817,308
Global Indemnity Ltd.*	7,050	296,241
Greenlight Capital Re Ltd., Class A*	19,116	384,232
Hallmark Financial Services, Inc.*	12,700	132,461
HCI Group, Inc.	200	5,980
Heritage Insurance Holdings, Inc.	5,600	100,912
Horace Mann Educators Corp.	24,910	1,098,531
Independence Holding Co.	7,384	202,691
Infinity Property & Casualty Corp.	6,000	636,000
Investors Title Co.	100	19,835
James River Group Holdings Ltd.	14,500	580,145
Kemper Corp.	20,700	1,426,230
Kingstone Cos., Inc.	500	9,400
Kinsale Capital Group, Inc.	7,000	315,000
Maiden Holdings Ltd.	27,230	179,718
MBIA, Inc. (x)*	41,300	302,316
National General Holdings Corp.	34,700	681,508
National Western Life Group, Inc., Class A	1,030	340,951
Navigators Group, Inc. (The)	10,000	487,000
NI Holdings, Inc.*	1,200	20,376
Primerica, Inc.	23,000	2,335,649
RLI Corp.	22,500	1,364,850
Safety Insurance Group, Inc.	8,350	671,340
Selective Insurance Group, Inc.	30,340	1,780,958
State Auto Financial Corp.	6,200	180,544
Stewart Information Services Corp.	12,600	532,980
Third Point Reinsurance Ltd.*	36,100	528,865
Trupanion, Inc. (x)*	10,700	313,189
United Fire Group, Inc.	15,100	688,258
United Insurance Holdings Corp.	3,000	51,750
Universal Insurance Holdings, Inc.	19,000	519,650
WMIH Corp.*	8,900	7,557

		26,002,235

Mortgage Real Estate Investment Trusts (REITs) (0.4%)
AG Mortgage Investment Trust, Inc. (REIT)	11,600	220,516
Anworth Mortgage Asset Corp. (REIT)	41,800	227,392
Apollo Commercial Real Estate Finance, Inc. (REIT) (x)	44,748	825,601
ARMOUR Residential REIT, Inc. (REIT)(x)	20,916	537,960
Capstead Mortgage Corp. (REIT)	50,010	432,587
CYS Investments, Inc. (REIT)	93,937	754,314
Dynex Capital, Inc. (REIT)	3,200	22,432
Ellington Residential Mortgage REIT (REIT) (x)	1,800	21,672
Granite Point Mortgage Trust, Inc. (REIT) (x)	20,400	361,896
Great Ajax Corp. (REIT)	700	9,674
Hannon Armstrong Sustainable Infrastructure Capital, Inc. (REIT)	24,000	577,440
Invesco Mortgage Capital, Inc. (REIT)	58,655	1,045,818
KKR Real Estate Finance Trust, Inc. (REIT) (x)	1,600	32,016
Ladder Capital Corp. (REIT)	34,308	467,618
MTGE Investment Corp. (REIT)	26,845	496,633
New York Mortgage Trust, Inc. (REIT) (x)	91,700	565,789
Orchid Island Capital, Inc. (REIT) (x)	200	1,856
Owens Realty Mortgage, Inc. (REIT)	100	1,601
PennyMac Mortgage Investment Trust (REIT)	46,763	751,481
Redwood Trust, Inc. (REIT)	40,000	592,800
Resource Capital Corp. (REIT)	9,487	88,893
Sutherland Asset Management Corp. (REIT)	200	3,030
TPG RE Finance Trust, Inc. (REIT)	1,900	36,195
Western Asset Mortgage Capital Corp. (REIT)	8,400	83,580

		8,158,794

Thrifts & Mortgage Finance (1.1%)
Bank Mutual Corp.	11,700	124,605
BankFinancial Corp.	11,800	181,012
Bear State Financial, Inc.	300	3,069
Beneficial Bancorp, Inc.	45,376	746,435
BofI Holding, Inc. (x)*	34,800	1,040,520
Capitol Federal Financial, Inc.	77,100	1,033,911
Charter Financial Corp.	17,176	301,267
Dime Community Bancshares, Inc.	24,400	511,180
ESSA Bancorp, Inc.	100	1,567
Essent Group Ltd.*	39,000	1,693,380
Federal Agricultural Mortgage Corp., Class C	4,300	336,432
First Defiance Financial Corp.	400	20,788
Flagstar Bancorp, Inc.*	17,700	662,334
Hingham Institution for Savings	100	20,700
HomeStreet, Inc.*	12,700	367,665
Impac Mortgage Holdings, Inc. (x)*	500	5,080
Kearny Financial Corp.	51,279	740,982
LendingTree, Inc. (x)*	3,300	1,123,485
Meridian Bancorp, Inc.	30,100	620,060
Meta Financial Group, Inc.	4,300	398,395
MGIC Investment Corp.*	175,451	2,475,613
Nationstar Mortgage Holdings, Inc.*	9,400	173,900
NMI Holdings, Inc., Class A*	24,100	409,700
Northfield Bancorp, Inc.	24,658	421,159
Northwest Bancshares, Inc.	51,790	866,447
OceanFirst Financial Corp. (x)	23,600	619,500
Ocwen Financial Corp. (x)*	21,400	66,982

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/AB SMALL CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

	Number of Shares	Value (Note 1)
Oritani Financial Corp.	23,094	$378,742
PCSB Financial Corp.*	1,100	20,955
PHH Corp.*	33,800	348,140
Provident Financial Holdings, Inc.	100	1,840
Provident Financial Services, Inc.	31,600	852,252
Radian Group, Inc.	110,666	2,280,825
Riverview Bancorp, Inc.	600	5,202
Southern Missouri Bancorp, Inc.	700	26,313
Territorial Bancorp, Inc.	3,400	104,958
TrustCo Bank Corp.	66,200	609,040
United Community Financial Corp.	900	8,217
United Financial Bancorp, Inc.	26,345	464,726
Walker & Dunlop, Inc.*	14,500	688,750
Washington Federal, Inc.	42,000	1,438,500
Waterstone Financial, Inc.	200	3,410
Western New England Bancorp, Inc.	800	8,720
WSFS Financial Corp.	16,400	784,740

		22,991,498

Total Financials		256,356,184

Health Care (15.3%)
Biotechnology (6.9%)
Abeona Therapeutics, Inc. (x)*	14,800	234,580
Acceleron Pharma, Inc.*	14,300	606,892
Achaogen, Inc. (x)*	14,100	151,434
Achillion Pharmaceuticals, Inc.*	41,100	118,368
Acorda Therapeutics, Inc.*	28,100	602,745
Adamas Pharmaceuticals, Inc. (x)*	2,100	71,169
Aduro Biotech, Inc.*	15,200	114,000
Advaxis, Inc. (x)*	22,300	63,332
Agenus, Inc. (x)*	46,600	151,916
Aimmune Therapeutics, Inc.*	185,820	7,027,712
Akebia Therapeutics, Inc.*	17,900	266,173
Alder Biopharmaceuticals, Inc.*	30,100	344,645
AMAG Pharmaceuticals, Inc.*	7,753	102,727
Amicus Therapeutics, Inc. (x)*	78,500	1,129,615
AnaptysBio, Inc.*	8,300	835,976
Anavex Life Sciences Corp. (x)*	500	1,610
Ardelyx, Inc.*	6,300	41,580
Arena Pharmaceuticals, Inc.*	18,640	633,201
Array BioPharma, Inc.*	92,500	1,184,000
Asterias Biotherapeutics, Inc.*	600	1,350
Atara Biotherapeutics, Inc. (x)*	9,900	179,190
Athenex, Inc. (x)*	2,000	31,800
Athersys, Inc. (x)*	700	1,267
Audentes Therapeutics, Inc.*	3,500	109,375
Avexis, Inc.*	61,360	6,790,711
Axovant Sciences Ltd.*	10,800	56,916
BeiGene Ltd. (ADR) (x)*	55,793	5,452,092
Bellicum Pharmaceuticals, Inc. (x)*	11,500	96,715
BioCryst Pharmaceuticals, Inc. (x)*	32,500	159,575
Biohaven Pharmaceutical Holding Co. Ltd.*	205,999	5,557,853
BioSpecifics Technologies Corp.*	100	4,333
BioTime, Inc.*	33,700	72,455
Bluebird Bio, Inc.*	22,700	4,042,870
Blueprint Medicines Corp.*	114,337	8,622,153
Calithera Biosciences, Inc.*	8,900	74,315
Calyxt, Inc. (x)*	1,500	33,045
Cara Therapeutics, Inc. (x)*	9,500	116,280
Celldex Therapeutics, Inc.*	65,600	186,304
ChemoCentryx, Inc.*	13,100	77,945
Chimerix, Inc.*	28,600	132,418
Clovis Oncology, Inc.*	128,320	8,725,760
Coherus Biosciences, Inc. (x)*	5,100	44,880
Conatus Pharmaceuticals, Inc.*	2,800	12,936
Concert Pharmaceuticals, Inc.*	1,500	38,805
Corbus Pharmaceuticals Holdings, Inc. (x)*	5,500	39,050
Corvus Pharmaceuticals, Inc.*	500	5,180
Cytokinetics, Inc.*	15,600	127,140
CytomX Therapeutics, Inc.*	10,800	227,988
Dynavax Technologies Corp. (x)*	28,960	541,552
Eagle Pharmaceuticals, Inc.*	3,300	176,286
Edge Therapeutics, Inc.*	600	5,622
Editas Medicine, Inc. (x)*	16,300	500,899
Emergent BioSolutions, Inc.*	18,700	868,989
Enanta Pharmaceuticals, Inc.*	6,100	357,948
Epizyme, Inc. (x)*	12,200	153,110
Esperion Therapeutics, Inc.*	10,000	658,400
Exact Sciences Corp.*	55,100	2,894,954
FibroGen, Inc.*	31,700	1,502,580
Five Prime Therapeutics, Inc.*	17,600	385,792
Flexion Therapeutics, Inc. (x)*	13,000	325,520
Fortress Biotech, Inc. (x)*	1,600	6,384
Foundation Medicine, Inc.*	8,700	593,340
Genomic Health, Inc.*	14,000	478,800
Geron Corp. (x)*	82,200	147,960
Global Blood Therapeutics, Inc.*	17,900	704,365
Halozyme Therapeutics, Inc.*	59,200	1,199,392
Heron Therapeutics, Inc. (x)*	20,500	371,050
Ignyta, Inc.*	364,213	9,724,487
ImmunoGen, Inc.*	46,400	297,424
Immunomedics, Inc. (x)*	49,000	791,840
Inovio Pharmaceuticals, Inc. (x)*	27,700	114,401
Insmed, Inc.*	35,400	1,103,772
Insys Therapeutics, Inc. (x)*	9,600	92,352
Intellia Therapeutics, Inc. (x)*	7,900	151,838
Iovance Biotherapeutics, Inc.*	15,400	123,200
Ironwood Pharmaceuticals, Inc. (x)*	72,800	1,091,272
Jounce Therapeutics, Inc. (x)*	100	1,275
Karyopharm Therapeutics, Inc.*	6,200	59,520
Keryx Biopharmaceuticals, Inc. (x)*	24,900	115,785
Kindred Biosciences, Inc.*	800	7,560
La Jolla Pharmaceutical Co. (x)*	6,300	202,734
Lexicon Pharmaceuticals, Inc. (x)*	24,742	244,451
Ligand Pharmaceuticals, Inc. (x)*	11,450	1,567,849
Loxo Oncology, Inc. (x)*	93,205	7,845,997

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/AB SMALL CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

	Number of Shares	Value (Note 1)
MacroGenics, Inc.*	17,300	$328,700
Matinas BioPharma Holdings, Inc. (x)*	6,000	6,960
MediciNova, Inc.*	200	1,294
Merrimack Pharmaceuticals, Inc. (x)	6,609	67,742
MiMedx Group, Inc. (x)*	60,900	767,949
Minerva Neurosciences, Inc.*	18,200	110,110
Momenta Pharmaceuticals, Inc.*	33,100	461,745
Myriad Genetics, Inc.*	38,100	1,308,545
NantKwest, Inc.*	13,000	58,370
Natera, Inc.*	9,100	81,809
Neurocrine Biosciences, Inc.*	132,250	10,261,278
NewLink Genetics Corp. (x)*	27,800	225,458
Novavax, Inc. (x)*	60,500	75,020
Nymox Pharmaceutical Corp.*	400	1,320
Organovo Holdings, Inc. (x)*	4,200	5,628
Otonomy, Inc.*	13,500	74,925
Ovid therapeutics, Inc. (x)*	100	987
PDL BioPharma, Inc.*	65,200	178,648
Pieris Pharmaceuticals, Inc.*	6,500	49,075
Portola Pharmaceuticals, Inc.*	26,200	1,275,416
Progenics Pharmaceuticals, Inc.*	42,600	253,470
Protagonist Therapeutics, Inc.*	3,100	64,480
Prothena Corp. plc (x)*	127,180	4,767,978
PTC Therapeutics, Inc.*	24,700	411,996
Puma Biotechnology, Inc.*	12,900	1,275,165
Radius Health, Inc. (x)*	16,000	508,320
Recro Pharma, Inc.*	200	1,850
REGENXBIO, Inc.*	13,200	438,900
Repligen Corp.*	20,900	758,252
Retrophin, Inc.*	16,000	337,120
Rigel Pharmaceuticals, Inc.*	61,500	238,620
Sage Therapeutics, Inc.*	73,919	12,175,197
Sangamo Therapeutics, Inc.*	32,000	524,800
Sarepta Therapeutics, Inc. (x)*	28,500	1,585,740
Seres Therapeutics, Inc. (x)*	11,100	112,554
Spark Therapeutics, Inc. (x)*	11,252	578,578
Spectrum Pharmaceuticals, Inc.*	32,000	606,400
Stemline Therapeutics, Inc.*	3,100	48,360
Syndax Pharmaceuticals, Inc.*	3,600	31,536
Synergy Pharmaceuticals, Inc. (x)*	94,700	211,181
TESARO, Inc. (x)*	72,311	5,992,413
TG Therapeutics, Inc. (x)*	25,500	209,100
Trevena, Inc.*	3,700	5,920
Ultragenyx Pharmaceutical, Inc. (x)*	95,340	4,421,869
Vanda Pharmaceuticals, Inc.*	21,603	328,366
Versartis, Inc.*	3,700	8,140
XBiotech, Inc. (x)*	13,400	52,796
Xencor, Inc.*	15,600	341,952
ZIOPHARM Oncology, Inc. (x)*	56,765	235,007

		141,978,115

Health Care Equipment & Supplies (3.7%)
Abaxis, Inc.	14,700	727,944
Accuray, Inc. (x)*	33,067	142,188
Align Technology, Inc.*	53,621	11,914,050
Analogic Corp.	8,700	728,625
AngioDynamics, Inc.*	27,300	453,999
Anika Therapeutics, Inc.*	8,000	431,280
Antares Pharma, Inc.*	3,000	5,970
AtriCure, Inc.*	20,900	381,216
Atrion Corp.	700	441,420
AxoGen, Inc.*	12,900	365,070
Cantel Medical Corp.	18,275	1,879,949
Cardiovascular Systems, Inc.*	15,100	357,719
Cerus Corp.*	48,200	162,916
ConforMIS, Inc.*	1,500	3,570
CONMED Corp.	12,800	652,416
Corindus Vascular Robotics, Inc. (x)*	2,000	2,020
CryoLife, Inc.*	16,300	312,145
Cutera, Inc.*	6,200	281,170
Endologix, Inc.*	23,200	124,120
Entellus Medical, Inc.*	1,600	39,024
Exactech, Inc.*	11,800	583,510
FONAR Corp.*	100	2,435
GenMark Diagnostics, Inc.*	19,600	81,732
Glaukos Corp. (x)*	13,900	356,535
Globus Medical, Inc., Class A*	39,500	1,623,450
Haemonetics Corp.*	28,300	1,643,664
Halyard Health, Inc.*	25,500	1,177,590
Heska Corp.*	2,200	176,462
ICU Medical, Inc.*	7,600	1,641,600
Inogen, Inc.*	8,600	1,024,088
Insulet Corp.*	30,100	2,076,900
Integer Holdings Corp.*	15,100	684,030
Integra LifeSciences Holdings Corp.*	29,900	1,431,014
Invacare Corp.	9,000	151,650
iRhythm Technologies, Inc.*	5,000	280,250
K2M Group Holdings, Inc.*	19,700	354,600
Lantheus Holdings, Inc.*	14,500	296,525
LeMaitre Vascular, Inc.	1,400	44,576
LivaNova plc*	23,600	1,886,112
Masimo Corp.*	21,750	1,844,400
Meridian Bioscience, Inc.	26,900	376,600
Merit Medical Systems, Inc.*	21,075	910,440
Natus Medical, Inc.*	16,700	637,940
Neogen Corp.*	20,350	1,672,974
Nevro Corp.*	171,499	11,840,291
Novocure Ltd. (x)*	28,100	567,620
NuVasive, Inc.*	26,800	1,567,532
NxStage Medical, Inc.*	31,200	755,976
Obalon Therapeutics, Inc. (x)*	100	661
OraSure Technologies, Inc.*	39,600	746,856
Orthofix International NV*	12,500	683,750
Penumbra, Inc.*	156,481	14,724,862
Pulse Biosciences, Inc. (x)*	1,800	42,480
Quidel Corp.*	17,900	775,965
Quotient Ltd. (x)*	400	1,980
Rockwell Medical, Inc. (x)*	22,500	130,950
RTI Surgical, Inc.*	28,200	115,620
Sientra, Inc. (x)*	800	11,248
STAAR Surgical Co.*	31,100	482,050
Surmodics, Inc.*	17,900	501,200
Tactile Systems Technology, Inc. (x)*	2,400	69,552
Varex Imaging Corp.*	18,300	735,111
ViewRay, Inc. (x)*	4,600	42,596
Viveve Medical, Inc. (x)*	600	2,982
Wright Medical Group NV (x)*	50,345	1,117,659

		75,282,829

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/AB SMALL CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

	Number of Shares	Value (Note 1)
Health Care Providers & Services (1.8%)
AAC Holdings, Inc.*	6,300	$56,700
Aceto Corp.	17,900	184,907
Almost Family, Inc.*	6,200	343,170
Amedisys, Inc.*	14,700	774,837
American Renal Associates Holdings, Inc.*	4,200	73,080
AMN Healthcare Services, Inc.*	24,800	1,221,400
BioScrip, Inc.*	42,700	124,257
BioTelemetry, Inc.*	14,100	421,590
Capital Senior Living Corp.*	15,300	206,397
Chemed Corp.	7,600	1,846,952
Civitas Solutions, Inc.*	2,900	49,590
Community Health Systems, Inc. (x)*	11,500	48,990
CorVel Corp.*	8,600	454,940
Cross Country Healthcare, Inc.*	13,900	177,364
Diplomat Pharmacy, Inc.*	23,900	479,673
Ensign Group, Inc. (The)	23,400	519,480
Genesis Healthcare, Inc. (x)*	20,990	16,013
HealthEquity, Inc.*	24,200	1,129,172
HealthSouth Corp.	47,300	2,337,093
Kindred Healthcare, Inc.	45,681	443,106
LHC Group, Inc.*	9,300	569,625
Magellan Health, Inc.*	11,900	1,148,945
Molina Healthcare, Inc. (x)*	22,550	1,729,134
National HealthCare Corp.	6,100	371,734
National Research Corp., Class A	600	22,380
Owens & Minor, Inc.	32,950	622,096
Providence Service Corp. (The)*	4,900	290,766
R1 RCM, Inc.*	3,500	15,435
Select Medical Holdings Corp.*	50,019	882,835
Surgery Partners, Inc. (x)*	7,400	89,540
Teladoc, Inc. (x)*	546,256	19,037,022
Tenet Healthcare Corp.(x)*	39,500	598,820
Tivity Health, Inc.*	15,500	566,525
Triple-S Management Corp., Class B*	9,300	231,105
US Physical Therapy, Inc.	6,200	447,640

		37,532,313

Health Care Technology (0.3%)
Allscripts Healthcare Solutions, Inc.*	88,300	1,284,765
Castlight Health, Inc., Class B*	16,900	63,375
Computer Programs & Systems, Inc. (x)	6,500	195,325
Cotiviti Holdings, Inc.*	17,600	566,896
Evolent Health, Inc., Class A (x)*	18,700	230,010
HealthStream, Inc.*	9,900	229,284
HMS Holdings Corp.*	52,400	888,180
Inovalon Holdings, Inc., Class A (x)*	30,500	457,500
Medidata Solutions, Inc.*	26,800	1,698,316
NantHealth, Inc. (x)*	400	1,220
Omnicell, Inc.*	17,700	858,450
Quality Systems, Inc.*	27,800	377,524
Vocera Communications, Inc.*	12,100	365,662

		7,216,507

Life Sciences Tools & Services (0.9%)
Accelerate Diagnostics, Inc. (x)*	12,100	317,020
Cambrex Corp.*	17,900	859,200
Enzo Biochem, Inc.*	1,800	14,670
Fluidigm Corp.*	20,300	119,567
ICON plc*	120,846	13,552,879
INC Research Holdings, Inc., Class A*	26,500	1,155,400
Luminex Corp.	28,500	561,450
Medpace Holdings, Inc.*	2,900	105,154
NanoString Technologies, Inc.*	1,100	8,217
NeoGenomics, Inc. (x)*	26,500	234,790
Pacific Biosciences of California, Inc. (x)*	36,100	95,304
PRA Health Sciences, Inc.*	23,785	2,166,100

		19,189,751

Pharmaceuticals (1.7%)
Aclaris Therapeutics, Inc.*	4,100	101,106
Aerie Pharmaceuticals, Inc. (x)*	17,700	1,057,575
Akcea Therapeutics, Inc. (x)*	6,100	105,896
Amphastar Pharmaceuticals, Inc.*	18,600	357,864
ANI Pharmaceuticals, Inc.*	2,800	180,460
Aratana Therapeutics, Inc. (x)*	20,500	107,830
Assembly Biosciences, Inc.*	7,500	339,375
Catalent, Inc.*	61,145	2,511,837
Clearside Biomedical, Inc. (x)*	200	1,400
Collegium Pharmaceutical, Inc. (x)*	4,500	83,070
Corcept Therapeutics, Inc. (x)*	36,600	660,996
Corium International, Inc.*	500	4,805
Depomed, Inc.*	18,300	147,315
Dermira, Inc.*	16,800	467,208
GW Pharmaceuticals plc (ADR)(x)*	39,035	5,153,010
Horizon Pharma plc*	84,200	1,229,320
Impax Laboratories, Inc.*	39,100	651,015
Innoviva, Inc.*	52,300	742,137
Intersect ENT, Inc.*	11,600	375,840
Intra-Cellular Therapies, Inc.*	12,900	186,792
Lannett Co., Inc. (x)*	13,100	303,920
Medicines Co. (The)(x)*	175,130	4,788,054
Melinta Therapeutics, Inc.*	5,940	93,852
MyoKardia, Inc.*	8,300	349,430
Nektar Therapeutics*	69,700	4,162,484
Neos Therapeutics, Inc.*	7,700	78,540
Ocular Therapeutix, Inc. (x)*	13,500	60,075
Omeros Corp. (x)*	16,600	322,538
Pacira Pharmaceuticals, Inc.*	21,300	972,345
Paratek Pharmaceuticals, Inc.*	11,300	202,270
Phibro Animal Health Corp., Class A	7,400	247,900
Prestige Brands Holdings, Inc.*	28,700	1,274,567
Reata Pharmaceuticals, Inc., Class A*	4,700	133,104
Revance Therapeutics, Inc. (x)*	123,110	4,401,183
Sucampo Pharmaceuticals, Inc., Class A*	10,600	190,270
Supernus Pharmaceuticals, Inc.*	24,500	976,325
Tetraphase Pharmaceuticals, Inc.*	20,200	127,260

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/AB SMALL CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

	Number of Shares	Value (Note 1)
TherapeuticsMD, Inc. (x)*	78,300	$472,932
Theravance Biopharma, Inc.(x)*	26,200	730,718
WaVe Life Sciences Ltd. (x)*	1,200	42,120
Zogenix, Inc.*	15,000	600,750
Zynerba Pharmaceuticals, Inc. (x)*	3,500	43,820

		35,039,308

Total Health Care		316,238,823

Industrials (20.3%)
Aerospace & Defense (1.8%)
AAR Corp.	17,100	671,859
Aerojet Rocketdyne Holdings, Inc.*	35,500	1,107,600
Aerovironment, Inc.*	10,000	561,600
Astronics Corp.*	8,500	352,495
Axon Enterprise, Inc. (x)*	30,700	813,550
Cubic Corp.	12,600	742,770
Curtiss-Wright Corp.	21,700	2,644,145
Engility Holdings, Inc.*	2,700	76,599
Esterline Technologies Corp.*	12,700	948,690
Hexcel Corp.	201,035	12,434,015
KLX, Inc.*	24,000	1,638,000
Kratos Defense & Security Solutions, Inc.*	34,800	368,532
Mercury Systems, Inc.*	22,800	1,170,780
Moog, Inc., Class A*	15,100	1,311,435
TransDigm Group, Inc.	45,134	12,394,699
Triumph Group, Inc. (x)	25,700	699,040

		37,935,809

Air Freight & Logistics (0.9%)
Air Transport Services Group, Inc.*	27,700	640,978
Atlas Air Worldwide Holdings, Inc.*	12,900	756,585
Echo Global Logistics, Inc.*	12,800	358,400
Expeditors International of Washington, Inc.	218,467	14,132,630
Forward Air Corp.	16,700	959,248
Hub Group, Inc., Class A*	20,800	996,320

		17,844,161

Airlines (0.2%)
Allegiant Travel Co.	6,490	1,004,328
Hawaiian Holdings, Inc.	25,400	1,012,190
SkyWest, Inc.	23,800	1,263,780

		3,280,298

Building Products (2.4%)
AAON, Inc.	20,562	754,625
Advanced Drainage Systems, Inc. (x)	18,400	438,840
American Woodmark Corp.*	7,200	937,800
AO Smith Corp.	294,420	18,042,058
Apogee Enterprises, Inc.	15,900	727,107
Builders FirstSource, Inc.*	51,300	1,117,827
Caesarstone Ltd.*	4,700	103,400
Continental Building Products, Inc.*	16,400	461,660
CSW Industrials, Inc.*	6,900	317,055
Gibraltar Industries, Inc.*	17,700	584,100
Griffon Corp.	16,600	337,810
JELD-WEN Holding, Inc.*	31,717	1,248,698
Lennox International, Inc.	84,720	17,643,787
Masonite International Corp.*	14,400	1,067,760
NCI Building Systems, Inc.*	19,400	374,420
Patrick Industries, Inc.*	9,900	687,555
PGT Innovations, Inc.*	22,700	382,495
Quanex Building Products Corp.	25,200	589,680
Simpson Manufacturing Co., Inc.	21,200	1,217,092
Trex Co., Inc.*	13,800	1,495,782
Universal Forest Products, Inc.	32,100	1,207,602

		49,737,153

Commercial Services & Supplies (2.2%)
ABM Industries, Inc.	28,400	1,071,248
ACCO Brands Corp.*	54,500	664,900
Advanced Disposal Services, Inc.*	188,909	4,522,481
Brady Corp., Class A	26,400	1,000,560
Brink’s Co. (The)	22,000	1,731,400
Casella Waste Systems, Inc., Class A*	19,000	437,380
Copart, Inc.*	383,450	16,561,206
Covanta Holding Corp. (x)	57,000	963,300
Deluxe Corp.	24,800	1,905,632
Ennis, Inc.	1,900	39,425
Essendant, Inc.	6,790	62,943
Healthcare Services Group, Inc.	34,500	1,818,840
Herman Miller, Inc.	31,000	1,241,550
HNI Corp.	22,100	852,397
Interface, Inc.	37,800	950,670
Kimball International, Inc., Class B	19,100	356,597
Knoll, Inc.	29,700	684,288
LSC Communications, Inc.	3,900	59,085
Matthews International Corp., Class A	17,344	915,763
McGrath RentCorp	15,500	728,190
Mobile Mini, Inc.	24,600	848,700
MSA Safety, Inc.	14,700	1,139,544
Multi-Color Corp.	7,100	531,435
NL Industries, Inc.*	400	5,700
Quad/Graphics, Inc.	14,900	336,740
RR Donnelley & Sons Co.	26,200	243,660
SP Plus Corp.*	8,400	311,640
Steelcase, Inc., Class A	44,100	670,320
Tetra Tech, Inc.	26,000	1,251,900
UniFirst Corp.	7,300	1,203,770
US Ecology, Inc.	13,800	703,800
Viad Corp.	11,100	614,940

		44,430,004

Construction & Engineering (1.2%)
Aegion Corp.*	25,200	640,836
Argan, Inc.	6,800	306,000
Chicago Bridge & Iron Co. NV (x)	49,000	790,860
Comfort Systems USA, Inc.	20,900	912,285
Dycom Industries, Inc.*	136,420	15,201,281
EMCOR Group, Inc.	29,700	2,427,975
Granite Construction, Inc.	20,800	1,319,344

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/AB SMALL CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

	Number of Shares	Value (Note 1)
KBR, Inc.	70,000	$1,388,100
MasTec, Inc.*	32,300	1,581,085
Primoris Services Corp.	22,900	622,651
Tutor Perini Corp.*	19,700	499,395

		25,689,812

Electrical Equipment (1.0%)
AMETEK, Inc.	194,925	14,126,215
Atkore International Group, Inc.*	9,900	212,355
AZZ, Inc.	13,300	679,630
Encore Wire Corp.	12,200	593,530
EnerSys	21,400	1,490,082
Generac Holdings, Inc.*	29,300	1,450,936
General Cable Corp.	22,000	651,200
Plug Power, Inc. (x)*	37,000	87,320
Sunrun, Inc. (x)*	13,400	79,060
Thermon Group Holdings, Inc.*	12,500	295,875
Vicor Corp.*	5,800	121,220
Vivint Solar, Inc. (x)*	4,000	16,200

		19,803,623

Industrial Conglomerates (0.6%)
Carlisle Cos., Inc.	96,232	10,936,767
Raven Industries, Inc.	17,600	604,560

		11,541,327

Machinery (6.1%)
Actuant Corp., Class A	31,200	789,360
Alamo Group, Inc.	5,100	575,637
Albany International Corp., Class A	16,700	1,026,215
Altra Industrial Motion Corp.	16,800	846,720
Astec Industries, Inc.	11,400	666,900
Barnes Group, Inc.	24,610	1,557,075
Briggs & Stratton Corp.	23,300	591,121
Chart Industries, Inc.*	16,200	759,132
CIRCOR International, Inc.	10,900	530,612
Columbus McKinnon Corp.	9,300	371,814
Douglas Dynamics, Inc.	9,400	355,320
EnPro Industries, Inc.	9,700	907,047
ESCO Technologies, Inc.	13,600	819,400
Federal Signal Corp.	27,900	560,511
Franklin Electric Co., Inc.	25,200	1,156,680
Gardner Denver Holdings, Inc.*	533,174	18,090,594
Global Brass & Copper Holdings, Inc.	11,200	370,720
Gorman-Rupp Co. (The)	3,843	119,940
Greenbrier Cos., Inc. (The) (x)	17,400	927,420
Harsco Corp.*	41,400	772,110
Hillenbrand, Inc.	35,200	1,573,440
Hyster-Yale Materials Handling, Inc.	6,400	545,024
IDEX Corp.	139,325	18,386,720
John Bean Technologies Corp.	15,100	1,673,080
Kadant, Inc.	5,700	572,280
Kennametal, Inc.	358,210	17,340,946
Lincoln Electric Holdings, Inc.	187,855	17,203,761
Lindsay Corp. (x)	5,100	449,820
Lydall, Inc.*	8,700	441,525
Manitowoc Co., Inc. (The)*	16,600	653,044
Meritor, Inc.*	42,500	997,050
Milacron Holdings Corp.*	21,800	417,252
Miller Industries, Inc.	2,000	51,600
Mueller Industries, Inc.	31,800	1,126,674
Mueller Water Products, Inc., Class A	75,800	949,774
Navistar International Corp.*	26,600	1,140,608
NN, Inc.	12,800	353,280
Nordson Corp.	137,660	20,153,424
Proto Labs, Inc.*	12,300	1,266,900
RBC Bearings, Inc.*	10,700	1,352,480
REV Group, Inc.	10,700	348,071
Rexnord Corp.*	50,600	1,316,612
SPX Corp.*	21,700	681,163
SPX FLOW, Inc.*	18,400	874,920
Standex International Corp.	6,600	672,210
Sun Hydraulics Corp.	12,000	776,280
Tennant Co.	9,200	668,380
Titan International, Inc.	23,100	297,528
TriMas Corp.*	21,100	564,425
Wabash National Corp.	37,700	818,090
Watts Water Technologies, Inc., Class A	13,492	1,024,717
Woodward, Inc.	27,600	2,112,504

		128,597,910

Marine (0.0%)
Matson, Inc.	23,300	695,272

Professional Services (0.6%)
CBIZ, Inc.*	25,100	387,795
Exponent, Inc.	13,900	988,290
Forrester Research, Inc.	2,300	101,660
FTI Consulting, Inc.*	22,800	979,488
Huron Consulting Group, Inc.*	13,569	548,866
ICF International, Inc.*	11,700	614,250
Insperity, Inc.	16,800	963,480
Kelly Services, Inc., Class A	15,600	425,412
Kforce, Inc.	5,100	128,775
Korn/Ferry International	30,100	1,245,538
Navigant Consulting, Inc.*	23,900	463,899
On Assignment, Inc.*	27,300	1,754,571
Resources Connection, Inc.	17,100	264,195
RPX Corp.	10,900	146,496
TriNet Group, Inc.*	22,600	1,002,084
TrueBlue, Inc.*	28,300	778,250
WageWorks, Inc.*	17,792	1,103,104

		11,896,153

Road & Rail (1.1%)
ArcBest Corp.	11,700	418,275
Avis Budget Group, Inc.*	36,400	1,597,232
Genesee & Wyoming, Inc., Class A*	166,635	13,119,173
Heartland Express, Inc.	23,400	546,156
Hertz Global Holdings, Inc. (x)*	32,000	707,200
Knight-Swift Transportation Holdings, Inc.	64,280	2,810,322
Marten Transport Ltd.	13,666	277,420
Saia, Inc.*	14,700	1,040,025
Schneider National, Inc., Class B	15,800	451,248
Werner Enterprises, Inc.	22,400	865,760

		21,832,811

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/AB SMALL CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

	Number of Shares	Value (Note 1)
Trading Companies & Distributors (2.2%)
Aircastle Ltd.	24,900	$582,411
Applied Industrial Technologies, Inc.	19,000	1,293,900
Beacon Roofing Supply, Inc.*	31,200	1,989,312
BMC Stock Holdings, Inc.*	28,800	728,640
DXP Enterprises, Inc.*	3,600	106,452
GATX Corp.	21,400	1,330,224
GMS, Inc.*	11,400	429,096
H&E Equipment Services, Inc.	15,200	617,880
Herc Holdings, Inc.*	11,800	738,798
Kaman Corp.	14,300	841,412
MRC Global, Inc.*	56,500	955,980
NOW, Inc.*	55,900	616,577
Rush Enterprises, Inc., Class A*	13,300	675,773
SiteOne Landscape Supply, Inc.*	216,847	16,632,164
Triton International Ltd.*	20,900	782,705
United Rentals, Inc.*	20,294	3,488,742
Watsco, Inc.	77,696	13,211,428

		45,021,494

Transportation Infrastructure (0.0%)
Wesco Aircraft Holdings, Inc.*	6,500	48,100

Total Industrials		418,353,927

Information Technology (21.4%)
Communications Equipment (2.1%)
Acacia Communications, Inc. (x)*	9,000	326,070
ADTRAN, Inc.	26,200	506,970
Aerohive Networks, Inc.*	7,300	42,559
Applied Optoelectronics, Inc. (x)*	8,100	306,342
Arista Networks, Inc.*	61,570	14,504,660
CalAmp Corp.*	12,900	276,447
Calix, Inc.*	2,700	16,065
Ciena Corp.*	340,860	7,134,200
Clearfield, Inc.*	600	7,350
Comtech Telecommunications Corp.	1,300	28,756
Digi International, Inc.*	4,850	46,318
EMCORE Corp.*	2,900	18,705
Extreme Networks, Inc.*	50,500	632,260
Finisar Corp. (x)*	55,300	1,125,355
Harmonic, Inc.*	5,400	22,680
Infinera Corp.*	75,000	474,750
InterDigital, Inc.	16,900	1,286,935
KVH Industries, Inc.*	8,300	85,905
Lumentum Holdings, Inc. (x)*	157,564	7,704,880
NETGEAR, Inc.*	17,100	1,004,625
NetScout Systems, Inc.*	41,200	1,254,540
Oclaro, Inc. (x)*	80,500	542,570
Plantronics, Inc.	19,200	967,296
Quantenna Communications, Inc.*	300	3,660
Ribbon Communications, Inc.*	11,600	89,668
Ubiquiti Networks, Inc. (x)*	13,600	965,872
ViaSat, Inc. (x)*	26,300	1,968,555
Viavi Solutions, Inc.*	122,500	1,070,650

		42,414,643

Electronic Equipment, Instruments & Components (2.6%)
Akoustis Technologies, Inc. (x)*	1,200	7,476
Anixter International, Inc.*	14,200	1,079,200
AVX Corp.	25,300	437,690
Badger Meter, Inc.	19,000	908,200
Bel Fuse, Inc., Class B	400	10,070
Belden, Inc.	22,200	1,713,174
Benchmark Electronics, Inc.*	24,300	707,130
Coherent, Inc.*	44,220	12,479,768
Control4 Corp.*	11,700	348,192
CTS Corp.	21,400	551,050
Daktronics, Inc.	4,400	40,172
Electro Scientific Industries, Inc.*	15,200	325,736
ePlus, Inc.*	6,600	496,320
Fabrinet*	18,800	539,560
FARO Technologies, Inc.*	6,695	314,665
Fitbit, Inc., Class A*	84,900	484,779
II-VI, Inc.*	29,000	1,361,550
Insight Enterprises, Inc.*	21,300	815,577
Iteris, Inc.*	2,000	13,940
Itron, Inc.*	16,100	1,098,020
KEMET Corp.*	22,200	334,332
Kimball Electronics, Inc.*	1,000	18,250
Knowles Corp.*	46,700	684,622
Littelfuse, Inc.	11,300	2,235,366
Maxwell Technologies, Inc. (x)*	1,600	9,216
Mesa Laboratories, Inc.	300	37,290
Methode Electronics, Inc.	18,800	753,880
MicroVision, Inc. (x)*	5,600	9,128
MTS Systems Corp.	11,300	606,810
Napco Security Technologies, Inc.*	400	3,500
National Instruments Corp.	269,430	11,216,371
Novanta, Inc.*	17,000	850,000
OSI Systems, Inc.*	10,500	675,990
Park Electrochemical Corp.	7,400	145,410
PC Connection, Inc.	900	23,589
PCM, Inc.*	1,100	10,890
Plexus Corp.*	18,395	1,116,944
Radisys Corp.*	2,100	2,111
Rogers Corp.*	8,700	1,408,704
Sanmina Corp.*	40,600	1,339,800
ScanSource, Inc.*	14,000	501,200
SYNNEX Corp.	15,000	2,039,250
Systemax, Inc.	900	29,943
Tech Data Corp.*	17,100	1,675,287
TTM Technologies, Inc.*	53,300	835,211
VeriFone Systems, Inc.*	54,100	958,111
Vishay Intertechnology, Inc.	74,300	1,541,725
Vishay Precision Group, Inc.*	6,400	160,960

		52,956,159

Internet Software & Services (6.1%)
2U, Inc.(x)*	231,937	14,962,256
Alarm.com Holdings, Inc.*	8,200	309,550
Amber Road, Inc.*	1,400	10,276
Appfolio, Inc., Class A*	400	16,600
Apptio, Inc., Class A*	4,100	96,432
Benefitfocus, Inc. (x)*	1,900	51,300
Blucora, Inc.*	20,300	448,630
Box, Inc., Class A*	38,200	806,784

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/AB SMALL CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

	Number of Shares	Value (Note 1)
Brightcove, Inc.*	3,600	$25,560
Carbonite, Inc.*	11,650	292,415
Care.com, Inc.*	2,300	41,492
Cars.com, Inc. (x)*	35,000	1,009,400
ChannelAdvisor Corp.*	1,300	11,700
Cimpress NV (x)*	13,100	1,570,428
Cloudera, Inc.*	46,031	760,432
CommerceHub, Inc. Series A (x)*	400	8,796
CommerceHub, Inc. Series C*	12,100	249,139
Cornerstone OnDemand, Inc.*	26,300	929,179
CoStar Group, Inc.*	56,071	16,650,283
Coupa Software, Inc.*	14,500	452,690
DHI Group, Inc.*	5,300	10,070
Endurance International Group Holdings, Inc.*	3,200	26,880
Envestnet, Inc.*	21,600	1,076,760
Etsy, Inc.*	54,800	1,120,660
Five9, Inc.*	25,300	629,464
Gogo, Inc. (x)*	26,500	298,920
GrubHub, Inc. (x)*	297,400	21,353,319
GTT Communications, Inc. (x)*	13,800	647,910
Hortonworks, Inc.*	23,300	468,563
Instructure, Inc.*	10,300	340,930
Internap Corp.*	1,200	18,852
j2 Global, Inc.	24,000	1,800,720
Leaf Group Ltd.*	300	2,970
Limelight Networks, Inc.*	6,300	27,783
Liquidity Services, Inc.*	1,500	7,275
LivePerson, Inc.*	22,000	253,000
LogMeIn, Inc.	164,850	18,875,325
Meet Group, Inc. (The)*	11,000	31,020
MINDBODY, Inc., Class A*	17,900	545,055
New Relic, Inc.*	214,930	12,416,506
NIC, Inc.	33,195	551,037
Nutanix, Inc., Class A (x)*	50,577	1,784,357
Ominto, Inc. (x)*	1,200	4,068
Q2 Holdings, Inc.*	13,300	490,105
QuinStreet, Inc.*	800	6,704
Quotient Technology, Inc.*	33,500	393,625
Reis, Inc.	200	4,130
Shutterstock, Inc.*	9,700	417,391
SPS Commerce, Inc.*	8,700	422,733
Stamps.com, Inc. (x)*	8,700	1,635,600
TechTarget, Inc.*	17,400	242,208
Trade Desk, Inc. (The), Class A(x)*	283,868	12,981,284
TrueCar, Inc.(x)*	28,300	316,960
Tucows, Inc., Class A (x)*	200	14,010
Twilio, Inc., Class A (x)*	30,200	712,720
Veritone, Inc. (x)*	900	20,880
Web.com Group, Inc.*	18,400	401,120
Wix.com Ltd.*	95,243	5,481,235
XO Group, Inc.*	1,200	22,152
Yelp, Inc.*	37,800	1,586,088

		126,143,731

IT Services (1.7%)
Acxiom Corp.*	42,600	1,174,056
Blackhawk Network Holdings, Inc.*	28,495	1,015,847
CACI International, Inc., Class A*	13,100	1,733,785
Cardtronics plc, Class A*	23,500	435,220
Cass Information Systems, Inc.	5,611	326,616
Convergys Corp.	46,400	1,090,400
CSG Systems International, Inc.	16,300	714,266
EPAM Systems, Inc.*	23,400	2,513,862
EVERTEC, Inc.	41,700	569,205
ExlService Holdings, Inc.*	17,500	1,056,125
Hackett Group, Inc. (The)	2,900	45,559
Information Services Group, Inc.*	1,000	4,170
ManTech International Corp., Class A	14,700	737,793
MAXIMUS, Inc.	30,520	2,184,622
MoneyGram International, Inc.*	7,100	93,578
Perficient, Inc.*	19,700	375,679
Presidio, Inc.*	100	1,917
Science Applications International Corp.	22,100	1,692,197
ServiceSource International, Inc.*	6,000	18,540
StarTek, Inc.*	1,000	9,970
Sykes Enterprises, Inc.*	24,228	761,971
Syntel, Inc.*	16,500	379,335
TeleTech Holdings, Inc.	2,300	92,575
Travelport Worldwide Ltd.	57,900	756,753
Unisys Corp. (x)*	4,189	34,140
Vantiv, Inc., Class A*	212,927	15,660,780
Virtusa Corp.*	15,800	696,464

		34,175,425

Semiconductors & Semiconductor Equipment (2.2%)
Advanced Energy Industries, Inc.*	19,400	1,309,112
Alpha & Omega Semiconductor Ltd.*	1,300	21,268
Ambarella, Inc. (x)*	17,500	1,028,125
Amkor Technology, Inc.*	51,700	519,585
Axcelis Technologies, Inc.*	14,600	419,020
AXT, Inc.*	4,100	35,670
Brooks Automation, Inc.	40,700	970,695
Cabot Microelectronics Corp.	12,200	1,147,776
CEVA, Inc.*	8,900	410,735
Cirrus Logic, Inc.*	30,700	1,592,102
Cohu, Inc.	10,300	226,085
Cree, Inc.*	47,500	1,764,150
CyberOptics Corp. (x)*	1,100	16,500
Diodes, Inc.*	21,300	610,671
DSP Group, Inc.*	19,200	240,000
Entegris, Inc.	69,200	2,107,140
FormFactor, Inc.*	30,361	475,150
GSI Technology, Inc.*	1,100	8,756
Inphi Corp. (x)*	18,500	677,100
Integrated Device Technology, Inc.*	70,600	2,098,938
IXYS Corp.*	10,200	244,290
Kopin Corp. (x)*	28,550	91,360
Lattice Semiconductor Corp.*	61,900	357,782
MACOM Technology Solutions Holdings, Inc. (x)*	19,793	644,064
Marvell Technology Group Ltd.	718,750	15,431,562
MaxLinear, Inc.*	35,756	944,674
MKS Instruments, Inc.	26,100	2,466,450

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/AB SMALL CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

	Number of Shares	Value (Note 1)
Monolithic Power Systems, Inc.	19,100	$2,146,076
Nanometrics, Inc.*	7,950	198,114
NeoPhotonics Corp. (x)*	13,500	88,830
NVE Corp.	1,050	90,300
Pixelworks, Inc.*	4,000	25,320
Power Integrations, Inc.	14,300	1,051,765
Rambus, Inc.*	70,500	1,002,510
Rudolph Technologies, Inc.*	15,700	375,230
Semtech Corp.*	34,500	1,179,900
Sigma Designs, Inc.*	2,500	17,375
Silicon Laboratories, Inc.*	22,100	1,951,430
SMART Global Holdings, Inc.*	1,100	37,070
Synaptics, Inc. (x)*	19,200	766,848
Ultra Clean Holdings, Inc.*	16,000	369,440
Veeco Instruments, Inc.*	22,949	340,793
Xcerra Corp.*	2,300	22,517
Xperi Corp.	25,500	622,200

		46,144,478

Software (6.5%)
8x8, Inc.*	43,800	617,580
A10 Networks, Inc.*	4,800	37,056
ACI Worldwide, Inc.*	66,481	1,507,124
Agilysys, Inc.*	9,050	111,134
American Software, Inc., Class A	18,400	213,992
Aspen Technology, Inc.*	185,799	12,299,894
Barracuda Networks, Inc.*	11,800	324,500
Blackbaud, Inc.	22,800	2,154,372
Bottomline Technologies de, Inc.*	23,900	828,852
BroadSoft, Inc. (x)*	15,100	828,990
Callidus Software, Inc.*	28,000	802,200
CommVault Systems, Inc.*	20,200	1,060,500
Digimarc Corp. (x)*	1,000	36,150
Ebix, Inc.	13,100	1,038,175
Ellie Mae, Inc.*	16,800	1,501,920
Fair Isaac Corp.	14,900	2,282,680
FireEye, Inc. (x)*	593,010	8,420,742
Glu Mobile, Inc.*	12,800	46,592
Guidewire Software, Inc.*	202,383	15,028,962
HubSpot, Inc. (x)*	151,011	13,349,372
Imperva, Inc.*	19,500	774,150
MicroStrategy, Inc., Class A*	5,900	774,670
Mitek Systems, Inc.*	9,900	88,605
MobileIron, Inc.*	11,300	44,070
Model N, Inc.*	1,400	22,050
Monotype Imaging Holdings, Inc.	25,800	621,780
Park City Group, Inc. (x)*	500	4,775
Paycom Software, Inc. (x)*	23,000	1,847,590
Paylocity Holding Corp.*	11,200	528,192
Pegasystems, Inc.	17,600	829,840
Progress Software Corp.	22,850	972,725
Proofpoint, Inc.*	20,000	1,776,200
PROS Holdings, Inc.*	10,650	281,693
QAD, Inc., Class A	400	15,540
Qualys, Inc.*	19,400	1,151,390
Rapid7, Inc.*	4,800	89,568
RealNetworks, Inc.*	3,400	11,628
RealPage, Inc.*	27,800	1,231,540
RingCentral, Inc., Class A*	29,400	1,422,960
Rosetta Stone, Inc.*	1,200	14,964
Rubicon Project, Inc. (The)*	8,400	15,708
SecureWorks Corp., Class A*	5,300	47,011
Silver Spring Networks, Inc.*	11,900	193,256
Splunk, Inc.*	252,615	20,926,626
Synchronoss Technologies, Inc.*	1,300	11,622
Take-Two Interactive Software, Inc.*	159,533	17,513,532
Telenav, Inc.*	1,100	6,050
TiVo Corp.	68,997	1,076,353
Tyler Technologies, Inc.*	97,830	17,320,802
Upland Software, Inc.*	1,600	34,656
Varonis Systems, Inc.*	9,300	451,515
VASCO Data Security International, Inc.*	2,800	38,920
Verint Systems, Inc.*	30,321	1,268,934
VirnetX Holding Corp. (x)*	10,800	39,960
Workiva, Inc.*	2,000	42,800
Zendesk, Inc.*	52,300	1,769,832
Zix Corp.*	13,850	60,663

		135,812,957

Technology Hardware, Storage & Peripherals (0.2%)
3D Systems Corp. (x)*	56,000	483,840
Avid Technology, Inc.*	4,100	22,099
CPI Card Group, Inc. (x)	540	1,982
Cray, Inc.*	24,700	597,740
Diebold Nixdorf, Inc.	35,600	582,060
Eastman Kodak Co.*	4,600	14,260
Electronics For Imaging, Inc.*	23,049	680,637
Immersion Corp.*	700	4,942
Intevac, Inc.*	2,200	15,070
Pure Storage, Inc., Class A*	45,200	716,872
Quantum Corp.*	2,900	16,327
Stratasys Ltd.*	27,900	556,884
Super Micro Computer, Inc.*	22,600	472,905
USA Technologies, Inc.*	2,300	22,425

		4,188,043

Total Information Technology		441,835,436

Materials (3.5%)
Chemicals (1.8%)
A Schulman, Inc.	18,100	674,225
Advanced Emissions Solutions, Inc.	800	7,728
AdvanSix, Inc.*	14,600	614,222
AgroFresh Solutions, Inc.*	500	3,700
American Vanguard Corp.	11,700	229,905
Balchem Corp.	16,600	1,337,960
Calgon Carbon Corp.	36,300	773,190
Chase Corp.	3,600	433,800
Ferro Corp.*	44,554	1,051,029
Flotek Industries, Inc. (x)*	600	2,796
FutureFuel Corp.	200	2,818
GCP Applied Technologies, Inc.*	37,000	1,180,300
Hawkins, Inc.	300	10,560
HB Fuller Co.	26,900	1,449,103
Ingevity Corp.*	22,200	1,564,434
Innophos Holdings, Inc.	11,900	556,087
Innospec, Inc.	12,300	868,380

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/AB SMALL CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

	Number of Shares	Value (Note 1)
KMG Chemicals, Inc.	6,100	$403,088
Koppers Holdings, Inc.*	10,600	539,540
Kraton Corp.*	13,600	655,112
LSB Industries, Inc.*	600	5,256
Minerals Technologies, Inc.	16,000	1,101,600
OMNOVA Solutions, Inc.*	1,000	10,000
PolyOne Corp.	393,887	17,134,085
Quaker Chemical Corp.	7,000	1,055,530
Rayonier Advanced Materials, Inc. (x)	16,600	339,470
Sensient Technologies Corp.	21,900	1,601,985
Stepan Co.	11,600	916,052
Trecora Resources*	500	6,750
Tredegar Corp.	9,300	178,560
Trinseo SA	21,600	1,568,160
Tronox Ltd., Class A	41,000	840,910
Valhi, Inc.	1,700	10,489

		37,126,824

Construction Materials (0.8%)
Martin Marietta Materials, Inc.	59,917	13,244,054
Summit Materials, Inc., Class A*	53,447	1,680,371
United States Lime & Minerals, Inc.	100	7,710
US Concrete, Inc. (x)*	6,800	568,820

		15,500,955

Containers & Packaging (0.0%)
Greif, Inc., Class A	11,500	696,670
Greif, Inc., Class B	300	20,805
Myers Industries, Inc.	300	5,850
UFP Technologies, Inc.*	300	8,340

		731,665

Metals & Mining (0.6%)
AK Steel Holding Corp. (x)*	160,942	910,932
Allegheny Technologies, Inc.*	56,700	1,368,738
Carpenter Technology Corp.	21,800	1,111,582
Century Aluminum Co.*	24,300	477,252
Cleveland-Cliffs, Inc. (x)*	139,527	1,005,990
Coeur Mining, Inc.*	79,770	598,275
Commercial Metals Co.	64,900	1,383,667
Compass Minerals International, Inc. (x)	16,500	1,192,125
Gold Resource Corp.	5,300	23,320
Haynes International, Inc.	300	9,615
Hecla Mining Co.	178,400	708,248
Kaiser Aluminum Corp.	8,100	865,485
Klondex Mines Ltd. (x)*	58,500	152,685
Materion Corp.	12,600	612,360
Ramaco Resources, Inc. (x)*	1,500	10,320
Ryerson Holding Corp.*	1,300	13,520
Schnitzer Steel Industries, Inc., Class A	13,500	452,250
SunCoke Energy, Inc.*	22,630	271,334
TimkenSteel Corp.*	11,900	180,761
Warrior Met Coal, Inc.	15,400	387,310
Worthington Industries, Inc.	25,099	1,105,862

		12,841,631

Paper & Forest Products (0.3%)
Boise Cascade Co.	25,000	997,500
Clearwater Paper Corp.*	8,928	405,331
Deltic Timber Corp.	7,100	650,005
KapStone Paper and Packaging Corp.	39,700	900,793
Louisiana-Pacific Corp.*	70,100	1,840,826
Neenah Paper, Inc.	10,100	915,565
PH Glatfelter Co.	18,300	392,352
Schweitzer-Mauduit International, Inc.	16,000	725,760

		6,828,132

Total Materials		73,029,207

Real Estate (3.2%)
Equity Real Estate Investment Trusts (REITs) (3.0%)
Acadia Realty Trust (REIT)	38,586	1,055,713
Agree Realty Corp. (REIT)	15,300	787,032
Alexander & Baldwin, Inc. (REIT)	24,300	674,082
Alexander’s, Inc. (REIT)	1,000	395,850
Altisource Residential Corp. (REIT)	38,700	458,982
American Assets Trust, Inc. (REIT)	23,296	890,839
Armada Hoffler Properties, Inc. (REIT)	21,700	337,001
Ashford Hospitality Trust, Inc. (REIT)	14,450	97,249
CareTrust REIT, Inc. (REIT)	35,000	586,600
CatchMark Timber Trust, Inc. (REIT), Class A	500	6,565
CBL & Associates Properties, Inc. (REIT) (x)	88,100	498,646
Cedar Realty Trust, Inc. (REIT)	11,000	66,880
Chatham Lodging Trust (REIT)	22,400	509,824
Chesapeake Lodging Trust (REIT)	30,620	829,496
Cousins Properties, Inc. (REIT)	203,249	1,880,053
DiamondRock Hospitality Co. (REIT)	94,508	1,066,995
Easterly Government Properties, Inc. (REIT)	18,100	386,254
EastGroup Properties, Inc. (REIT)	17,180	1,518,368
Education Realty Trust, Inc. (REIT)	38,833	1,356,048
First Industrial Realty Trust, Inc. (REIT)	60,700	1,910,229
Four Corners Property Trust, Inc. (REIT)	31,500	809,550
Franklin Street Properties Corp. (REIT)	65,080	698,959
GEO Group, Inc. (The) (REIT)	59,371	1,401,156
Getty Realty Corp. (REIT)	13,664	371,114
Gladstone Commercial Corp. (REIT)	12,900	271,674
Global Net Lease, Inc. (REIT)	29,700	611,226
Government Properties Income Trust (REIT)	39,550	733,257
Gramercy Property Trust (REIT)	73,552	1,960,896
Healthcare Realty Trust, Inc. (REIT)	59,600	1,914,352

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/AB SMALL CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

	Number of Shares	Value (Note 1)
Hersha Hospitality Trust (REIT)	18,932	$329,417
Independence Realty Trust, Inc. (REIT)	33,700	340,033
InfraREIT, Inc. (REIT)	20,777	386,037
Investors Real Estate Trust (REIT)	56,320	319,898
iStar, Inc. (REIT)*	45,200	510,760
Kite Realty Group Trust (REIT)	45,782	897,327
LaSalle Hotel Properties (REIT)	55,650	1,562,096
Lexington Realty Trust (REIT)	102,545	989,559
LTC Properties, Inc. (REIT)	21,800	949,390
Mack-Cali Realty Corp. (REIT)	46,100	993,916
Monmouth Real Estate Investment Corp. (REIT)	33,113	589,411
National Health Investors, Inc. (REIT)	20,200	1,522,676
National Storage Affiliates Trust (REIT)	20,500	558,830
New Senior Investment Group, Inc. (REIT)	36,400	275,184
NorthStar Realty Europe Corp. (REIT)	31,100	417,673
One Liberty Properties, Inc. (REIT)	900	23,328
Pebblebrook Hotel Trust (REIT)(x)	35,928	1,335,444
Pennsylvania REIT (REIT) (x)	36,260	431,131
Physicians Realty Trust (REIT)	84,300	1,516,557
Potlatch Corp. (REIT)	21,000	1,047,900
Preferred Apartment Communities, Inc. (REIT), Class A	15,400	311,850
PS Business Parks, Inc. (REIT)	10,220	1,278,420
QTS Realty Trust, Inc. (REIT), Class A	24,400	1,321,504
Quality Care Properties, Inc. (REIT)*	46,000	635,260
Ramco-Gershenson Properties Trust (REIT)	48,260	710,870
Retail Opportunity Investments Corp. (REIT)	51,500	1,027,425
Rexford Industrial Realty, Inc. (REIT)	35,900	1,046,844
RLJ Lodging Trust (REIT)	80,687	1,772,693
Ryman Hospitality Properties, Inc. (REIT)	23,816	1,643,780
Sabra Health Care REIT, Inc. (REIT)	79,043	1,483,637
Saul Centers, Inc. (REIT)	5,300	327,275
Select Income REIT (REIT)	34,400	864,472
Seritage Growth Properties (REIT), Class A (x)	13,000	525,980
STAG Industrial, Inc. (REIT)	43,400	1,186,122
Summit Hotel Properties, Inc. (REIT)	47,700	726,471
Sunstone Hotel Investors, Inc. (REIT)	110,114	1,820,184
Terreno Realty Corp. (REIT)	21,100	739,766
Tier REIT, Inc. (REIT)	24,900	507,711
UMH Properties, Inc. (REIT)	200	2,980
Universal Health Realty Income Trust (REIT)	7,650	574,592
Urban Edge Properties (REIT)	48,700	1,241,363
Urstadt Biddle Properties, Inc. (REIT), Class A	15,170	329,796
Washington Prime Group, Inc. (REIT)	97,000	690,640
Washington REIT (REIT)	36,700	1,142,104
Xenia Hotels & Resorts, Inc. (REIT)	46,700	1,008,253

		62,001,449

Real Estate Management & Development (0.2%)
Forestar Group, Inc. (x)*	6,949	152,878
FRP Holdings, Inc.*	1,700	75,225
HFF, Inc., Class A	21,500	1,045,760
Kennedy-Wilson Holdings, Inc.	58,103	1,008,087
Marcus & Millichap, Inc.*	1,400	45,654
RE/MAX Holdings, Inc., Class A	9,300	451,050
Redfin Corp. (x)*	8,200	256,824
RMR Group, Inc. (The), Class A	1,235	73,236
St Joe Co. (The)*	25,600	462,080
Tejon Ranch Co.*	900	18,684

		3,589,478

Total Real Estate		65,590,927

Telecommunication Services (0.8%)
Diversified Telecommunication Services (0.7%)
ATN International, Inc.	4,700	259,722
Cincinnati Bell, Inc.*	18,200	379,470
Cogent Communications Holdings, Inc.	24,500	1,109,850
Consolidated Communications Holdings, Inc. (x)	42,322	515,905
Frontier Communications Corp. (x)	38,233	258,455
General Communication, Inc., Class A*	13,100	511,162
Globalstar, Inc. (x)*	261,000	341,910
Intelsat SA*	4,500	15,255
Iridium Communications, Inc. (x)*	34,300	404,740
ORBCOMM, Inc.*	26,400	268,752
Straight Path Communications, Inc., Class B*	4,700	854,413
Vonage Holdings Corp.*	889,480	9,046,012
Windstream Holdings, Inc. (x)	71,039	131,422

		14,097,068

Wireless Telecommunication Services (0.1%)
Boingo Wireless, Inc.*	17,700	398,250
Shenandoah Telecommunications Co.	27,328	923,686
Spok Holdings, Inc.	8,143	127,438

		1,449,374

Total Telecommunication Services		15,546,442

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/AB SMALL CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

	Number of Shares	Value (Note 1)
Utilities (1.7%)
Electric Utilities (0.5%)
ALLETE, Inc.	23,500	$1,747,460
El Paso Electric Co.	20,500	1,134,675
IDACORP, Inc.	22,400	2,046,464
MGE Energy, Inc.	17,800	1,123,180
Otter Tail Corp.	18,200	808,990
PNM Resources, Inc.	40,300	1,630,135
Portland General Electric Co.	42,600	1,941,708

		10,432,612

Gas Utilities (0.6%)
Chesapeake Utilities Corp.	8,040	631,542
New Jersey Resources Corp.	40,300	1,620,060
Northwest Natural Gas Co.	13,500	805,275
ONE Gas, Inc.	26,900	1,970,694
South Jersey Industries, Inc.	40,900	1,277,307
Southwest Gas Holdings, Inc.	23,000	1,851,040
Spire, Inc.	21,600	1,623,240
WGL Holdings, Inc.	26,000	2,231,840

		12,010,998

Independent Power and Renewable Electricity Producers (0.2%)
Dynegy, Inc.*	62,351	738,859
NRG Yield, Inc., Class A	17,100	322,335
NRG Yield, Inc., Class C	34,592	653,789
Ormat Technologies, Inc.	19,200	1,228,032
Pattern Energy Group, Inc. (x)	37,300	801,577

		3,744,592

Multi-Utilities (0.2%)
Avista Corp.	32,500	1,673,425
Black Hills Corp.	26,200	1,574,882
NorthWestern Corp.	22,891	1,366,593
Unitil Corp.	6,400	291,968

		4,906,868

Water Utilities (0.2%)
American States Water Co.	17,500	1,013,425
California Water Service Group	23,000	1,043,050
Connecticut Water Service, Inc.	5,800	332,978
Evoqua Water Technologies Corp.*	15,227	361,032
Middlesex Water Co.	8,400	335,244
SJW Group	8,300	529,789

		3,615,518

Total Utilities		34,710,588

Total Common Stocks (99.2%) (Cost $1,241,248,595)		2,046,379,597

	Number of Rights	Value (Note 1)
RIGHTS:
Consumer Discretionary (0.0%)
Media (0.0%)
Media General, Inc., CVR (r)*	56,900	—

Total Consumer Discretionary		—

Financials (0.0%)
Diversified Financial Services (0.0%)
NewStar Financial, Inc., CVR (r)*	8,400	$3,402

Total Financials		3,402

Health Care (0.0%)
Biotechnology (0.0%)
Chelsea Therapeutics, Inc., CVR (r) (x)*	52,100	—
Durata Therapeutics, Inc., CVR (r)*	5,000	—
Dyax Corp., CVR (r)*	77,700	64,685

		64,685

Pharmaceuticals (0.0%)
Omthera Pharmaceuticals, Inc., CVR (r)*	5,500	—

Total Health Care		64,685

Total Rights (0.0%) (Cost $13,229)		68,087

	Principal Amount	Value (Note 1)
SHORT-TERM INVESTMENTS:
Repurchase Agreements (8.9%)
Bank of Nova Scotia, 1.35%, dated 12/29/17, due 1/2/18, repurchase price $5,000,750, collateralized by various U.S. Government Treasury Securities, ranging from 3.625%-3.875%, maturing 4/15/29-8/15/43; total market value $5,100,005. (xx)	$5,000,000	5,000,000
Bank of Nova Scotia (The), 1.39%, dated 12/29/17, due 1/2/18, repurchase price $14,776,108, collateralized by various U.S. Government Treasury Securities, ranging from 0.000%-3.750%, maturing 1/11/18-2/15/47; total market value $15,081,697. (xx)	14,773,826	14,773,826
Bank of Nova Scotia (The), 1.39%, dated 12/29/17, due 1/2/18, repurchase price $14,002,162, collateralized by various U.S. Government Treasury Securities, ranging from 0.000%-3.750%, maturing 1/11/18-2/15/47; total market value $14,291,745. (xx)	14,000,000	14,000,000
Bank of Nova Scotia (The), 1.39%, dated 12/29/17, due 1/2/18, repurchase price $9,301,436, collateralized by various U.S. Government Treasury Securities, ranging from 0.000%-3.750%, maturing 1/11/18-2/15/47; total market value $9,493,802. (xx)	9,300,000	9,300,000

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/AB SMALL CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

	Principal Amount	Value (Note 1)
Citigroup Global Markets Ltd., 1.40%, dated 12/29/17, due 1/2/18, repurchase price $7,601,182, collateralized by various Foreign Government Agency Securities, ranging from 1.625%-2.500%, maturing 3/16/21-7/29/25, U.S. Government Treasury Securities, ranging from 0.875%-7.250%, maturing from 8/15/20-2/15/47; total market value $7,752,001. (xx)	$7,600,000	$7,600,000
Citigroup Global Markets, Inc., 1.60%, dated 12/29/17, due 1/2/18, repurchase price $15,002,667, collateralized by various Common Stocks; total market value $16,500,006. (xx)	15,000,000	15,000,000
Deutsche Bank AG, 1.81%, dated 12/29/17, due 1/2/18, repurchase price $10,502,112, collateralized by various Common Stocks, U.S. Government Treasury Securities, ranging from 1.875%-2.250%, maturing 4/30/22-8/15/46; total market value $11,678,323. (xx)	10,500,000	10,500,000
Deutsche Bank AG, 1.81%, dated 12/29/17, due 1/2/18, repurchase price $7,201,448, collateralized by various Common Stocks, U.S. Government Treasury Securities, ranging from 1.875%-2.250%, maturing 4/30/22-8/15/46; total market value $8,007,993. (xx)	7,200,000	7,200,000
Deutsche Bank AG, 1.81%, dated 12/29/17, due 1/2/18, repurchase price $6,101,227, collateralized by various Common Stocks, U.S. Government Treasury Securities, ranging from 1.875%-2.250%, maturing 4/30/22-8/15/46; total market value $6,784,550. (xx)	6,100,000	6,100,000
Deutsche Bank AG, 1.81%, dated 12/29/17, due 1/2/18, repurchase price $2,000,402, collateralized by various Common Stocks, U.S. Government Treasury Securities, ranging from 1.875%-2.250%, maturing 4/30/22-8/15/46; total market value $2,224,443. (xx)	2,000,000	2,000,000
Deutsche Bank AG, 1.55%, dated 12/29/17, due 1/2/18, repurchase price $8,681,495, collateralized by various Corporate Bonds, ranging from 1.750%-1.875%, maturing 9/5/19-4/14/22, Foreign Government Agency Securities, ranging from 1.875%-2.000%, maturing 3/15/19-5/2/25; total market value $8,853,606. (xx)	8,680,000	8,680,000
Macquarie Bank Ltd., 1.42%, dated 12/29/17, due 1/2/18, repurchase price $5,500,868, collateralized by various U.S. Government Treasury Securities, ranging from 0.000%-3.750%, maturing 1/4/18-11/15/47; total market value $5,612,476. (xx)	5,500,000	5,500,000
NBC Global Finance Ltd., 1.59%, dated 12/29/17, due 1/2/18, repurchase price $10,501,855, collateralized by various Common Stocks; total market value $11,680,480. (xx)	10,500,000	10,500,000
NBC Global Finance Ltd., 1.59%, dated 12/29/17, due 1/2/18, repurchase price $9,101,608, collateralized by various Common Stocks; total market value $10,123,082. (xx)	9,100,000	9,100,000
NBC Global Finance Ltd., 1.59%, dated 12/29/17, due 1/2/18, repurchase price $10,101,784, collateralized by various Common Stocks; total market value $11,235,509. (xx)	10,100,000	10,100,000
Nomura Securities Co. Ltd., 1.40%, dated 12/29/17, due 1/2/18, repurchase price $1,000,156, collateralized by various U.S. Government Treasury Securities, ranging from 0.000%-2.000%, maturing 1/4/18-2/15/42; total market value $1,020,001. (xx)	1,000,000	1,000,000
RBS Securities, Inc., 1.37%, dated 12/29/17, due 1/2/18, repurchase price $1,205,143, collateralized by various U.S. Government Treasury Securities, ranging from 1.750%-1.875%, maturing 2/28/22-9/30/22; total market value $1,229,066. (xx)	1,204,958	1,204,958

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/AB SMALL CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

	Principal Amount	Value (Note 1)
Societe Generale SA, 1.32%, dated 12/29/17, due 1/5/18, repurchase price $25,006,417, collateralized by various U.S. Government Treasury Securities, ranging from 0.000%-3.000%, maturing 11/15/21-11/15/46; total market value $25,500,006. (xx)	$25,000,001	$25,000,001
Societe Generale SA, 1.32%, dated 12/29/17, due 1/5/18, repurchase price $20,005,133, collateralized by various U.S. Government Treasury Securities, ranging from 0.000%-8.125%, maturing 2/28/19-2/15/44; total market value $20,400,001. (xx)	20,000,000	20,000,000

Total Repurchase Agreements		182,558,785

Total Short-Term Investments (8.9%) (Cost $182,558,785)		182,558,785

Total Investments in Securities (108.1%) (Cost $1,423,820,609)		2,229,006,469
Other Assets Less Liabilities (-8.1%)		(166,482,145)

Net Assets (100%)		$2,062,524,324

*	Non-income producing.
(r)	Value determined using significant unobservable inputs.
(x)	All or a portion of security is on loan at December 31, 2017.
(xx)	At December 31, 2017, the Portfolio had loaned securities with a total value of $177,941,432. This was secured by cash collateral of $182,558,785 which was subsequently invested in joint repurchase agreements with a total value of $182,558,785, as detailed in the Notes to the Financial Statements, for which the Portfolio has a proportionate interest as reported in the Portfolio of Investments as Repurchase Agreements, and $2,309,013 collateralized by various U.S. Government Treasury Securities, ranging from 0.000% - 8.000%, maturing 1/4/18 - 11/15/46.

Glossary:

ADR	— American Depositary Receipt
CVR	— Contingent Value Right
USD	— United States Dollar

Futures contracts outstanding as of December 31, 2017 (Note 1):

Description	Number of Contracts	Expiration Date	Trading Currency	Notional Amount ($)	Value and Unrealized Appreciation (Depreciation) ($)
Long Contracts
Russell 2000 E-Mini Index	104	3/2018	USD	7,989,800	58,914

					58,914

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/AB SMALL CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2017:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities (a)	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)		Total
Assets:
Common Stocks
Consumer Discretionary	$332,520,418	$—	$—		$332,520,418
Consumer Staples	27,174,072	4,150	—		27,178,222
Energy	65,019,423	—	—		65,019,423
Financials	256,356,184	—	—		256,356,184
Health Care	316,238,823	—	—		316,238,823
Industrials	418,353,927	—	—		418,353,927
Information Technology	441,835,436	—	—		441,835,436
Materials	73,029,207	—	—		73,029,207
Real Estate	65,590,927	—	—		65,590,927
Telecommunication Services	15,546,442	—	—		15,546,442
Utilities	34,710,588	—	—		34,710,588
Futures	58,914	—	—		58,914
Rights
Consumer Discretionary	—	—	—	(b)	—	(b)
Financials	—	—	3,402		3,402
Health Care	—	—	64,685		64,685
Short-Term Investments
Repurchase Agreements	—	182,558,785	—		182,558,785

Total Assets	$2,046,434,361	$182,562,935	$68,087		$2,229,065,383

Total Liabilities	$—	$—	$—		$—

Total	$2,046,434,361	$182,562,935	$68,087		$2,229,065,383

(a)	Securities with a market value of $322,038 transferred from Level 2 to Level 1 at the end of the year due to active trading.
(b)	Value is zero.

There were no additional transfers between Levels 1, 2 or 3 during the year ended December 31, 2017.

Fair Values of Derivative Instruments as of December 31, 2017:

	Statement of Assets and Liabilities
Derivatives Not Accounted for as Hedging Instrument^	Asset Derivatives	Fair Value
Equity contracts	Receivables, Net assets – Unrealized appreciation	$58,914	*

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Portfolio of Investments. Only variation margin is reported within the Statement of Assets & Liabilities.

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/AB SMALL CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2017:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instrument^	Futures
Equity contracts	$598,900

Amount of Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instrument^	Futures
Equity contracts	$78,409

^ This Portfolio held futures contracts as a substitute for investing in conventional securities.

The Portfolio held futures contracts with an average notional balance of approximately $8,510,000 during the year ended December 31, 2017.

Investment security transactions for the year ended December 31, 2017 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$772,004,404
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$930,345,583

As of December 31, 2017, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments in securities and derivative instruments, if applicable, for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$861,410,351
Aggregate gross unrealized depreciation	(60,459,630)

Net unrealized appreciation	$800,950,721

Federal income tax cost of investments in securities and derivative instruments, if applicable	$1,428,114,662

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/AB SMALL CAP GROWTH PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2017

ASSETS
Investments in Securities, at value (x):
Unaffiliated Issuers (Cost $1,241,261,824)	$2,046,447,684
Repurchase Agreements (Cost $182,558,785)	182,558,785
Cash	15,304,714
Cash held as collateral at broker	380,000
Receivable for securities sold	2,931,445
Dividends, interest and other receivables	1,773,524
Securities lending income receivable	164,819
Receivable from Separate Accounts for Portfolio shares sold	1,566
Other assets	8,285

Total assets	2,249,570,822

LIABILITIES
Payable for return of collateral on securities loaned	182,558,785
Payable for securities purchased	2,677,282
Investment management fees payable	914,870
Payable to Separate Accounts for Portfolio shares redeemed	254,873
Administrative fees payable	211,826
Distribution fees payable – Class IB	161,266
Distribution fees payable – Class IA	111,013
Due to broker for futures variation margin	68,120
Trustees’ fees payable	3,609
Accrued expenses	84,854

Total liabilities	187,046,498

NET ASSETS	$2,062,524,324

Net assets were comprised of:
Paid in capital	$1,235,668,499
Accumulated undistributed net investment income (loss)	841,694
Accumulated undistributed net realized gain (loss)	20,769,357
Net unrealized appreciation (depreciation)	805,244,774

Net assets	$2,062,524,324

Class IA
Net asset value, offering and redemption price per share, $521,010,582 / 25,608,308 shares outstanding (unlimited amount authorized: $0.01 par value)	$20.35

Class IB
Net asset value, offering and redemption price per share, $764,840,975 / 40,510,576 shares outstanding (unlimited amount authorized: $0.01 par value)	$18.88

Class K
Net asset value, offering and redemption price per share, $776,672,767 / 38,159,394 shares outstanding (unlimited amount authorized: $0.01 par value)	$20.35

(x)	Includes value of securities on loan of $177,941,432.

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2017

INVESTMENT INCOME
Dividends (net of $3,233 foreign withholding tax)	$17,347,978
Interest	73,380
Securities lending (net)	1,916,079

Total income	19,337,437

EXPENSES
Investment management fees	10,469,097
Administrative fees	2,382,932
Distribution fees – Class IB	1,790,321
Distribution fees – Class IA	1,236,206
Custodian fees	180,500
Printing and mailing expenses	163,796
Professional fees	101,275
Trustees’ fees	44,693
Miscellaneous	45,040

Total expenses	16,413,860

NET INVESTMENT INCOME (LOSS)	2,923,577

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Investments in securities	186,565,159
Futures contracts	598,900

Net realized gain (loss)	187,164,059

Change in unrealized appreciation (depreciation) on:
Investments in securities	208,682,520
Futures contracts	78,409

Net change in unrealized appreciation (depreciation)	208,760,929

NET REALIZED AND UNREALIZED GAIN (LOSS)	395,924,988

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$398,848,565

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/AB SMALL CAP GROWTH PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2017	2016
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$2,923,577	$6,748,885
Net realized gain (loss)	187,164,059	108,436,598
Net change in unrealized appreciation (depreciation)	208,760,929	90,682,931

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	398,848,565	205,868,414

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income
Class IA	(1,300,778)	(1,570,374)
Class IB	(2,019,958)	(2,313,215)
Class K	(3,605,445)	(4,004,047)

	(6,926,181)	(7,887,636)

Distributions from net realized capital gains
Class IA	(42,306,824)	(29,554,937)
Class IB	(65,668,865)	(46,353,600)
Class K	(62,097,831)	(42,919,631)

	(170,073,520)	(118,828,168)

TOTAL DIVIDENDS AND DISTRIBUTIONS	(176,999,701)	(126,715,804)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 787,592 and 982,217 shares, respectively ]	15,492,243	17,024,017
Capital shares issued in reinvestment of dividends and distributions [ 2,193,863 and 1,701,714 shares, respectively ]	43,607,602	31,125,311
Capital shares repurchased [ (3,224,243) and (2,886,857) shares, respectively ]	(64,222,712)	(49,769,515)

Total Class IA transactions	(5,122,867)	(1,620,187)

Class IB
Capital shares sold [ 1,987,436 and 1,960,239 shares, respectively ]	36,744,964	31,518,500
Capital shares issued in reinvestment of dividends and distributions [ 3,668,133 and 2,846,592 shares, respectively ]	67,688,823	48,666,815
Capital shares repurchased [ (5,602,961) and (6,527,761) shares, respectively ]	(103,227,517)	(104,737,439)

Total Class IB transactions	1,206,270	(24,552,124)

Class K
Capital shares sold [ 1,282,940 and 843,723 shares, respectively ]	24,977,014	14,169,551
Capital shares issued in reinvestment of dividends and distributions [ 3,304,156 and 2,564,609 shares, respectively ]	65,703,276	46,923,678
Capital shares repurchased [ (3,879,010) and (4,868,587) shares, respectively ]	(76,767,969)	(82,974,447)

Total Class K transactions	13,912,321	(21,881,218)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	9,995,724	(48,053,529)

TOTAL INCREASE (DECREASE) IN NET ASSETS	231,844,588	31,099,081
NET ASSETS:
Beginning of year	1,830,679,736	1,799,580,655

End of year (a)	$2,062,524,324	$1,830,679,736

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$841,694	$1,815,506

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/AB SMALL CAP GROWTH PORTFOLIO

FINANCIAL HIGHLIGHTS

Class IA	Year Ended December 31,
	2017	2016	2015	2014	2013
Net asset value, beginning of year	$18.11	$17.21	$19.95	$21.52	$17.06

Income (loss) from investment operations:
Net investment income (loss) (e)	0.01	0.05	(0.02)	(0.02)†	(0.03)
Net realized and unrealized gain (loss)	4.04	2.11	(0.58)	0.79	6.46

Total from investment operations	4.05	2.16	(0.60)	0.77	6.43

Less distributions:
Dividends from net investment income	(0.05)	(0.06)	—	—	— #
Distributions from net realized gains	(1.76)	(1.20)	(2.14)	(2.34)	(1.97)

Total dividends and distributions	(1.81)	(1.26)	(2.14)	(2.34)	(1.97)

Net asset value, end of year	$20.35	$18.11	$17.21	$19.95	$21.52

Total return	22.68%	12.61%	(2.91)%	3.56%	38.16%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$521,011	$468,126	$448,501	$498,752	$518,280
Ratio of expenses to average net assets:
After fees paid indirectly (f)	0.94%	0.95%	0.94%	0.95%	0.97%
Before fees paid indirectly (f)	0.94%	0.95%	0.94%	0.95%	0.97%
Ratio of net investment income (loss) to average net assets:
After fees paid indirectly (f)	0.06%	0.30%	(0.08)%	(0.10)%	(0.13)%
Before fees paid indirectly (f)	0.06%	0.30%	(0.08)%	(0.10)%	(0.13)%
Portfolio turnover rate^	40%	37%	38%	37%	43%

Class IB	Year Ended December 31,
	2017	2016	2015	2014	2013
Net asset value, beginning of year	$16.91	$16.15	$18.86	$20.46	$16.29

Income (loss) from investment operations:
Net investment income (loss) (e)	0.01	0.05	(0.02)	(0.02)†	(0.02)
Net realized and unrealized gain (loss)	3.77	1.97	(0.55)	0.76	6.16

Total from investment operations	3.78	2.02	(0.57)	0.74	6.14

Less distributions:
Dividends from net investment income	(0.05)	(0.06)	—	—	— #
Distributions from net realized gains	(1.76)	(1.20)	(2.14)	(2.34)	(1.97)

Total dividends and distributions	(1.81)	(1.26)	(2.14)	(2.34)	(1.97)

Net asset value, end of year	$18.88	$16.91	$16.15	$18.86	$20.46

Total return	22.69%	12.55%	(2.92)%	3.60%	38.18%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$764,841	$684,307	$681,187	$740,667	$813,964
Ratio of expenses to average net assets:
After fees paid indirectly (f)	0.94%	0.95%	0.94%	0.95%	0.97%
Before fees paid indirectly (f)	0.94%	0.95%	0.94%	0.95%	0.97%
Ratio of net investment income (loss) to average net assets:
After fees paid indirectly (f)	0.06%	0.30%	(0.08)%	(0.10)%	(0.13)%
Before fees paid indirectly (f)	0.06%	0.30%	(0.08)%	(0.10)%	(0.13)%
Portfolio turnover rate^	40%	37%	38%	37%	43%

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/AB SMALL CAP GROWTH PORTFOLIO

FINANCIAL HIGHLIGHTS (Continued)

Class K	Year Ended December 31,
	2017	2016	2015	2014	2013
Net asset value, beginning of year	$18.11	$17.22	$19.96	$21.52	$17.06

Income (loss) from investment operations:
Net investment income (loss) (e)	0.06	0.09	0.03	0.03	0.02 †
Net realized and unrealized gain (loss)	4.04	2.11	(0.59)	0.75	6.47

Total from investment operations	4.10	2.20	(0.56)	0.78	6.49

Less distributions:
Dividends from net investment income	(0.10)	(0.11)	(0.04)	—	(0.06)
Distributions from net realized gains	(1.76)	(1.20)	(2.14)	(2.34)	(1.97)

Total dividends and distributions	(1.86)	(1.31)	(2.18)	(2.34)	(2.03)

Net asset value, end of year	$20.35	$18.11	$17.22	$19.96	$21.52

Total return	22.95%	12.83%	(2.66)%	3.86%	38.50%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$776,673	$678,247	$669,892	$847,562	$1,009,781
Ratio of expenses to average net assets:
After fees paid indirectly (f)	0.69%	0.70%	0.69%	0.70%	0.72%
Before fees paid indirectly (f)	0.69%	0.70%	0.69%	0.70%	0.72%
Ratio of net investment income (loss) to average net assets:
After fees paid indirectly (f)	0.31%	0.55%	0.16%	0.14%	0.12%
Before fees paid indirectly (f)	0.31%	0.55%	0.16%	0.14%	0.12%
Portfolio turnover rate^	40%	37%	38%	37%	43%
†	The amount shown for a share outstanding throughout the period does not accord with the aggregate net income and/or gain on investments for that period because of the timing of sales and repurchases of the Portfolio shares in relation to fluctuating market value of the investments in the Portfolio.
#	Per share amount is less than $0.005.
^	Portfolio turnover rate excludes derivatives, if any.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.

See Notes to Financial Statements.

AXA/CLEARBRIDGE LARGE CAP GROWTH PORTFOLIO (Unaudited)

INVESTMENT MANAGER

➢	AXA Equitable Funds Management Group, LLC

INVESTMENT SUB-ADVISER

➢	ClearBridge Investments, LLC

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/17
	1 Year	5 Years	10 Years/ Since Incept.
Portfolio – Class IA Shares	25.59%	13.12%	9.71%
Portfolio – Class IB Shares	25.56	13.12	9.60
Portfolio – Class K Shares*	25.87	13.41	12.98
Russell 1000® Growth Index	30.21	17.33	10.00
* Date of inception 8/29/12. Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned 25.56% for the year ended December 31, 2017. This compares to the Portfolio’s benchmark, the Russell 1000® Growth Index, which returned 30.21% over the same period.

Portfolio Highlights

What helped performance during the year:

•

Stock selection in the consumer discretionary sector was the main contributor to relative performance, driven by the continued strength in e-commerce and cloud services provider Amazon.com as well as Home Depot and Yum China Holdings.

•

The Portfolio was also supported by stock selection in the information technology sector, led by Alphabet and Adobe Systems, and an underweight to the consumer staples sector, which underperformed the benchmark.

What hurt performance during the year:

•	Stock selection and an overweight in the health care sector were the biggest detractors from results, due primarily to weakness in Celgene, Alexion Pharmaceuticals and Aetna.

•	An overweight to the energy sector, the worst performer in the benchmark, and stock selection in the industrials sector also detracted from relative returns.

Portfolio Positioning and Outlook — ClearBridge Investments, LLC

The Portfolio was hurt by its underweight to industrials, but we have been taking advantage of price opportunities to increase our cyclical exposure. Late in the period, we initiated a new position in industrial gas producer Praxair that provides a good link to industrial activity in a recovering global economy. This follows the addition of energy company Pioneer Natural Resources and Honeywell International in Industrials.

Crude oil prices continue to rebound from their mid-year lows, with WTI up 15.7% in the fourth quarter, however energy stock prices have lagged. We expect the valuations of energy companies like Schlumberger to catch up to commodity prices in 2018 as rising prices lead to increased spending on oil production internationally, where Schlumberger’s business activity remains depressed. Schlumberger is by far the largest global oil services company in a consolidating industry with many wounded competitors. After four years of giving price to integrated oil and national oil companies, service companies are reversing that trend and raising prices. Schlumberger currently generates incremental margins of 60% plus (the highest in its history) and is the only global service company that is using its balance sheet to invest alongside its customers.

We are keeping an eye on oil and gas prices and how that could impact the consumer going into 2018. GDP growth is likely to continue its positive uptrend for the first half of the year and consumer spending will be an important component. While more optimistic on the economy than we were a year ago, we remain cognizant of the risks faced by the Trump administration in pushing forward with its remaining fiscal agenda as well as the extended valuations now present in parts of the large cap market. Against this backdrop, we will continue to take a diversified, opportunistic approach to owning quality growth companies.

AXA/CLEARBRIDGE LARGE CAP GROWTH PORTFOLIO (Unaudited)

Sector Weightings as of December 31, 2017	% of Net Assets
Information Technology	36.5%
Health Care	18.3
Consumer Discretionary	15.5
Consumer Staples	8.0
Industrials	6.8
Financials	6.3
Materials	4.2
Energy	3.8
Repurchase Agreements	2.0
Cash and Other	(1.4)

100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees (in the case of Class IA and Class IB shares of the Portfolio), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2017 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/17	Ending Account Value 12/31/17	Expenses Paid During Period* 7/1/17 - 12/31/17
Class IA
Actual	$1,000.00	$1,127.20	$5.54
Hypothetical (5% average annual return before expenses)	1,000.00	1,019.99	5.27
Class IB
Actual	1,000.00	1,127.45	5.55
Hypothetical (5% average annual return before expenses)	1,000.00	1,019.99	5.27
Class K
Actual	1,000.00	1,128.11	4.21
Hypothetical (5% average annual return before expenses)	1,000.00	1,021.25	3.99

*  Expenses are equal to the Portfolio’s Class IA, Class IB and Class K shares annualized expense ratios of 1.03%, 1.03% and 0.78%, respectively, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

EQ ADVISORS TRUST

AXA/CLEARBRIDGE LARGE CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2017

	Number of Shares	Value (Note 1)

COMMON STOCKS:
Consumer Discretionary (15.5%)
Hotels, Restaurants & Leisure (2.8%)
Chipotle Mexican Grill, Inc. (x)*	11,480	$3,318,064
Yum China Holdings, Inc.	165,927	6,640,399

		9,958,463

Internet & Direct Marketing Retail (5.3%)
Amazon.com, Inc.*	16,578	19,387,474

Media (4.5%)
Comcast Corp., Class A	218,932	8,768,226
Walt Disney Co. (The)	69,572	7,479,686

		16,247,912

Specialty Retail (2.9%)
Home Depot, Inc. (The)	56,295	10,669,591

Total Consumer Discretionary		56,263,440

Consumer Staples (8.0%)
Beverages (3.7%)
Anheuser-Busch InBev SA (ADR)	58,414	6,516,666
Coca-Cola Co. (The)	151,208	6,937,423

		13,454,089

Food & Staples Retailing (3.3%)
Costco Wholesale Corp.	32,480	6,045,178
CVS Health Corp.	79,795	5,785,137

		11,830,315

Food Products (1.0%)
McCormick & Co., Inc. (Non-Voting)	35,435	3,611,181

Total Consumer Staples		28,895,585

Energy (3.8%)
Energy Equipment & Services (2.1%)
Schlumberger Ltd.	113,155	7,625,515

Oil, Gas & Consumable Fuels (1.7%)
Pioneer Natural Resources Co.	34,740	6,004,809

Total Energy		13,630,324

Financials (6.3%)
Capital Markets (4.5%)
BlackRock, Inc.	18,129	9,313,048
Charles Schwab Corp. (The)	140,248	7,204,540

		16,517,588

Consumer Finance (1.8%)
American Express Co.	64,902	6,445,418

Total Financials		22,963,006

Health Care (18.3%)
Biotechnology (8.0%)
Alexion Pharmaceuticals, Inc.*	48,337	5,780,622
Biogen, Inc.*	26,086	8,310,217
Celgene Corp.*	97,705	10,196,494
Regeneron Pharmaceuticals, Inc.*	12,913	4,854,771

		29,142,104

Health Care Equipment & Supplies (1.7%)
Dentsply Sirona, Inc.	93,379	6,147,140

Health Care Providers & Services (2.9%)
UnitedHealth Group, Inc.	47,825	10,543,499

Life Sciences Tools & Services (1.9%)
Thermo Fisher Scientific, Inc.	36,747	6,977,520

Pharmaceuticals (3.8%)
Johnson & Johnson	42,227	5,899,957
Zoetis, Inc.	110,127	7,933,549

		13,833,506

Total Health Care		66,643,769

Industrials (6.8%)
Aerospace & Defense (1.0%)
Rockwell Collins, Inc.	27,331	3,706,630

Air Freight & Logistics (1.9%)
United Parcel Service, Inc., Class B	57,818	6,889,015

Industrial Conglomerates (2.1%)
Honeywell International, Inc.	49,860	7,646,530

Trading Companies & Distributors (1.8%)
WW Grainger, Inc.	27,080	6,397,650

Total Industrials		24,639,825

Information Technology (36.5%)
Communications Equipment (1.6%)
Palo Alto Networks, Inc.*	40,130	5,816,442

Internet Software & Services (11.8%)
Akamai Technologies, Inc.*	138,286	8,994,122
Alphabet, Inc., Class A*	8,147	8,582,050
Alphabet, Inc., Class C*	11,534	12,069,177
eBay, Inc.*	89,711	3,385,693
Facebook, Inc., Class A*	56,173	9,912,288

		42,943,330

IT Services (5.4%)
PayPal Holdings, Inc.*	98,343	7,240,011
Visa, Inc., Class A	108,141	12,330,237

		19,570,248

Semiconductors & Semiconductor Equipment (1.9%)
Texas Instruments, Inc.	65,456	6,836,225

Software (13.8%)
Adobe Systems, Inc.*	54,569	9,562,672
Microsoft Corp.	164,357	14,059,098
Oracle Corp.	123,530	5,840,498
Red Hat, Inc.*	71,046	8,532,625
Splunk, Inc.*	69,410	5,749,924
VMware, Inc., Class A (x)*	51,731	6,482,929

		50,227,746

Technology Hardware, Storage & Peripherals (2.0%)
Apple, Inc.	42,671	7,221,213

Total Information Technology		132,615,204

Materials (4.2%)
Chemicals (4.2%)
Ecolab, Inc.	50,268	6,744,960

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/CLEARBRIDGE LARGE CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

	Number of Shares	Value (Note 1)

Monsanto Co.	34,605	$4,041,172
Praxair, Inc.	29,570	4,573,888

Total Materials		15,360,020

Total Common Stocks (99.4%) (Cost $257,069,561)		361,011,173

	Principal Amount	Value (Note 1)
SHORT-TERM INVESTMENTS:
Repurchase Agreements (2.0%)
Bank of Nova Scotia (The), 1.39%, dated 12/29/17, due 1/2/18, repurchase price $1,000,154, collateralized by various U.S. Government Treasury Securities, ranging from 0.000%-3.750%, maturing 1/11/18-2/15/47; total market value $1,020,839. (xx)	$1,000,000	1,000,000
Bank of Nova Scotia (The), 1.39%, dated 12/29/17, due 1/2/18, repurchase price $300,046, collateralized by various U.S. Government Treasury Securities, ranging from 0.000%-3.750%, maturing 1/11/18-2/15/47; total market value $306,252. (xx)	300,000	300,000
Citigroup Global Markets, Inc., 1.60%, dated 12/29/17, due 1/2/18, repurchase price $1,000,178, collateralized by various Common Stocks; total market value $1,100,000. (xx)	1,000,000	1,000,000
Deutsche Bank AG, 1.81%, dated 12/29/17, due 1/2/18, repurchase price $700,141, collateralized by various Common Stocks, U.S. Government Treasury Securities, ranging from 1.875%-2.250%, maturing 4/30/22-8/15/46; total market value $778,555. (xx)	700,000	700,000
Deutsche Bank AG, 1.81%, dated 12/29/17, due 1/2/18, repurchase price $500,101, collateralized by various Common Stocks, U.S. Government Treasury Securities, ranging from 1.875%-2.250%, maturing 4/30/22-8/15/46; total market value $556,111. (xx)	500,000	500,000
Deutsche Bank AG, 1.81%, dated 12/29/17, due 1/2/18, repurchase price $100,020, collateralized by various Common Stocks, U.S. Government Treasury Securities, ranging from 1.875%-2.250%, maturing 4/30/22-8/15/46; total market value $111,222. (xx)	100,000	100,000

Deutsche Bank AG, 1.55%, dated 12/29/17, due 1/2/18, repurchase price $700,121, collateralized by various Corporate Bonds, ranging from 1.750%-1.875%, maturing 9/5/19-4/14/22, Foreign Government Agency Securities, ranging from 1.875%-2.000%, maturing 3/15/19-5/2/25; total market value $714,000. (xx)	700,000	$700,000
Deutsche Bank AG, 1.81%, dated 12/29/17, due 1/2/18, repurchase price $700,141, collateralized by various Common Stocks, U.S. Government Treasury Securities, ranging from 1.875%-2.250%, maturing 4/30/22-8/15/46; total market value $778,555. (xx)	700,000	700,000
NBC Global Finance Ltd., 1.59%, dated 12/29/17, due 1/2/18, repurchase price $700,124, collateralized by various Common Stocks; total market value $778,699. (xx)	700,000	700,000
NBC Global Finance Ltd., 1.59%, dated 12/29/17, due 1/2/18, repurchase price $800,141, collateralized by various Common Stocks; total market value $889,941. (xx)	800,000	800,000
NBC Global Finance Ltd., 1.59%, dated 12/29/17, due 1/2/18, repurchase price $800,141, collateralized by various Common Stocks; total market value $889,941. (xx)	800,000	800,000
RBS Securities, Inc., 1.37%, dated 12/29/17, due 1/2/18, repurchase price $70,582, collateralized by various U.S. Government Treasury Securities, ranging from 1.750%-1.875%, maturing 2/28/22-9/30/22; total market value $71,983. (xx)	70,571	70,571

Total Repurchase Agreements		7,370,571

Total Short-Term Investments (2.0%) (Cost $7,370,571)		7,370,571

Total Investments in Securities (101.4%) (Cost $264,440,132)		368,381,744
Other Assets Less Liabilities (-1.4%)		(4,982,418)

Net Assets (100%)		$363,399,326

*	Non-income producing.
(x)	All or a portion of security is on loan at December 31, 2017.

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/CLEARBRIDGE LARGE CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

(xx)	At December 31, 2017, the Portfolio had loaned securities with a total value of $7,125,623. This was secured by cash collateral of $7,370,571 which was subsequently invested in joint repurchase agreements with a total value of $7,370,571, as detailed in the Notes to the Financial Statements, for which the Portfolio has a proportionate interest as reported in the Portfolio of Investments as Repurchase Agreements, and $5,688 collateralized by various U.S. Government Treasury Securities, ranging from 0.000% - 5.000%, maturing 1/31/18 - 8/15/46.

Glossary:

ADR	— American Depositary Receipt

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2017:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Common Stocks
Consumer Discretionary	$56,263,440	$—	$—	$56,263,440
Consumer Staples	28,895,585	—	—	28,895,585
Energy	13,630,324	—	—	13,630,324
Financials	22,963,006	—	—	22,963,006
Health Care	66,643,769	—	—	66,643,769
Industrials	24,639,825	—	—	24,639,825
Information Technology	132,615,204	—	—	132,615,204
Materials	15,360,020	—	—	15,360,020
Short-Term Investments
Repurchase Agreements	—	7,370,571	—	7,370,571

Total Assets	$361,011,173	$7,370,571	$—	$368,381,744

Total Liabilities	$—	$—	$—	$—

Total	$361,011,173	$7,370,571	$—	$368,381,744

There were no transfers between Levels 1, 2 or 3 during the year ended December 31, 2017.

The Portfolio held no derivatives contracts during the year ended December 31, 2017.

Investment security transactions for the year ended December 31, 2017 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$54,224,851
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$106,779,945

As of December 31, 2017, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments in securities and derivative instruments, if applicable, for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$105,680,586
Aggregate gross unrealized depreciation	(3,220,790)

Net unrealized appreciation	$102,459,796

Federal income tax cost of investments in securities and derivative instruments, if applicable	$265,921,948

For the year ended December 31, 2017, the Portfolio incurred approximately $865 as brokerage commissions with Sanford C. Bernstein & Co., LLC., an affiliated broker/dealer.

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/CLEARBRIDGE LARGE CAP GROWTH PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2017

ASSETS
Investments in Securities, at value (x):
Unaffiliated Issuers (Cost $257,069,561)	$361,011,173
Repurchase Agreements (Cost $7,370,571)	7,370,571
Cash	3,780,472
Dividends, interest and other receivables	168,876
Receivable from Separate Accounts for Portfolio shares sold	47,492
Securities lending income receivable	3,657
Other assets	1,490

Total assets	372,383,731

LIABILITIES
Payable for return of collateral on securities loaned	7,370,571
Payable for securities purchased	680,329
Payable to Separate Accounts for Portfolio shares redeemed	579,760
Investment management fees payable	201,835
Distribution fees payable – Class IB	73,112
Administrative fees payable	30,342
Distribution fees payable – Class IA	2,867
Accrued expenses	45,589

Total liabilities	8,984,405

NET ASSETS	$363,399,326

Net assets were comprised of:
Paid in capital	$255,779,701
Accumulated undistributed net investment income (loss)	—
Accumulated undistributed net realized gain (loss)	3,678,013
Net unrealized appreciation (depreciation)	103,941,612

Net assets	$363,399,326

Class IA
Net asset value, offering and redemption price per share, $12,084,295 / 1,011,350 shares outstanding (unlimited amount authorized: $0.01 par value)	$11.95

Class IB
Net asset value, offering and redemption price per share, $343,494,806 / 29,687,573 shares outstanding (unlimited amount authorized: $0.01 par value)	$11.57

Class K
Net asset value, offering and redemption price per share, $7,820,225 / 646,635 shares outstanding (unlimited amount authorized: $0.01 par value)	$12.09

(x)	Includes value of securities on loan of $7,125,623.

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2017

INVESTMENT INCOME
Dividends	$3,800,461
Interest	17,952
Securities lending (net)	65,747

Total income	3,884,160

EXPENSES
Investment management fees	2,275,338
Distribution fees – Class IB	824,261
Administrative fees	343,634
Professional fees	56,902
Custodian fees	35,000
Distribution fees – Class IA	32,753
Printing and mailing expenses	30,038
Trustees’ fees	8,248
Miscellaneous	7,040

Total expenses	3,613,214

NET INVESTMENT INCOME (LOSS)	270,946

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on investments in securities	15,732,930
Net change in unrealized appreciation (depreciation) on investments in securities	63,822,197

NET REALIZED AND UNREALIZED GAIN (LOSS)	79,555,127

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$79,826,073

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/CLEARBRIDGE LARGE CAP GROWTH PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2017	2016
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$270,946	$(41,960)
Net realized gain (loss)	15,732,930	36,480,285
Net change in unrealized appreciation (depreciation)	63,822,197	(35,032,203)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	79,826,073	1,406,122

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income
Class IA	(9,770)	—
Class IB	(241,124)	—
Class K	(22,904)	—

	(273,798)	—

Distributions from net realized capital gains
Class IA	(1,597,652)	(61,270)
Class IB	(40,671,162)	(1,586,172)
Class K	(883,089)	(30,710)

	(43,151,903)	(1,678,152)

TOTAL DIVIDENDS AND DISTRIBUTIONS	(43,425,701)	(1,678,152)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 197,057 and 111,074 shares, respectively ]	2,300,147	1,144,396
Capital shares issued in reinvestment of distributions [ 140,377 and 5,626 shares, respectively ]	1,607,422	61,270
Capital shares repurchased [ (528,063) and (277,427) shares, respectively ]	(6,169,428)	(2,903,167)

Total Class IA transactions	(2,261,859)	(1,697,501)

Class IB
Capital shares sold [ 1,080,393 and 1,808,255 shares, respectively ]	12,320,048	18,148,208
Capital shares issued in reinvestment of distributions [ 3,687,961 and 149,835 shares, respectively ]	40,912,286	1,586,172
Capital shares repurchased [ (5,806,061) and (7,754,720) shares, respectively ]	(65,606,105)	(78,570,894)

Total Class IB transactions	(12,373,771)	(58,836,514)

Class K
Capital shares sold [ 152,835 and 240,067 shares, respectively ]	1,790,983	2,473,003
Capital shares issued in reinvestment of distributions [ 78,083 and 2,791 shares, respectively ]	905,993	30,710
Capital shares repurchased [ (176,613) and (345,210) shares, respectively ]	(2,078,168)	(3,604,331)

Total Class K transactions	618,808	(1,100,618)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	(14,016,822)	(61,634,633)

TOTAL INCREASE (DECREASE) IN NET ASSETS	22,383,550	(61,906,663)
NET ASSETS:
Beginning of year	341,015,776	402,922,439

End of year (a)	$363,399,326	$341,015,776

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$—	$—

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/CLEARBRIDGE LARGE CAP GROWTH PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class IA	2017	2016	2015	2014	2013
Net asset value, beginning of year	$10.77	$10.73	$11.38	$12.31	$11.25

Income (loss) from investment operations:
Net investment income (loss) (e)	0.01	— #	(0.05)	(0.05)	(0.06)
Net realized and unrealized gain (loss)	2.65	0.09	0.18	0.52	4.35

Total from investment operations	2.66	0.09	0.13	0.47	4.29

Less distributions:
Dividends from net investment income	(0.01)	—	—	—	—
Distributions from net realized gains	(1.47)	(0.05)	(0.78)	(1.40)	(3.23)

Total dividends and distributions	(1.48)	(0.05)	(0.78)	(1.40)	(3.23)

Net asset value, end of year	$11.95	$10.77	$10.73	$11.38	$12.31

Total return	25.59%	0.84%	1.34%	3.74%	39.08%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$12,084	$12,944	$14,616	$15,531	$16,381
Ratio of expenses to average net assets:
After fees paid indirectly (f)	1.04%	1.04%	1.03%	1.04%	1.03%
Before fees paid indirectly (f)	1.04%	1.04%	1.03%	1.04%	1.04%
Ratio of net investment income (loss) to average net assets:
After fees paid indirectly (f)	0.08%	(0.01)%	(0.41)%	(0.39)%	(0.47)%
Before fees paid indirectly (f)	0.08%	(0.01)%	(0.41)%	(0.39)%	(0.48)%
Portfolio turnover rate^	16%	78%	101%	90%	103%

	Year Ended December 31,
Class IB	2017	2016	2015	2014	2013
Net asset value, beginning of year	$10.47	$10.43	$11.09	$12.02	$11.04

Income (loss) from investment operations:
Net investment income (loss) (e)	0.01	— #	(0.05)	(0.05)	(0.05)
Net realized and unrealized gain (loss)	2.57	0.09	0.17	0.52	4.26

Total from investment operations	2.58	0.09	0.12	0.47	4.21

Less distributions:
Dividends from net investment income	(0.01)	—	—	—	—
Distributions from net realized gains	(1.47)	(0.05)	(0.78)	(1.40)	(3.23)

Total dividends and distributions	(1.48)	(0.05)	(0.78)	(1.40)	(3.23)

Net asset value, end of year	$11.57	$10.47	$10.43	$11.09	$12.02

Total return	25.56%	0.87%	1.28%	3.83%	39.07%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$343,495	$321,626	$380,798	$415,372	$397,390
Ratio of expenses to average net assets:
After fees paid indirectly (f)	1.04%	1.04%	1.03%	1.04%	1.03%
Before fees paid indirectly (f)	1.04%	1.04%	1.03%	1.04%	1.04%
Ratio of net investment income (loss) to average net assets:
After fees paid indirectly (f)	0.07%	(0.02)%	(0.41)%	(0.38)%	(0.39)%
Before fees paid indirectly (f)	0.07%	(0.02)%	(0.41)%	(0.38)%	(0.39)%
Portfolio turnover rate^	16%	78%	101%	90%	103%

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/CLEARBRIDGE LARGE CAP GROWTH PORTFOLIO

FINANCIAL HIGHLIGHTS (Continued)

	Year Ended December 31,
Class K	2017	2016	2015	2014	2013
Net asset value, beginning of year	$10.88	$10.81	$11.44	$12.33	$11.23

Income (loss) from investment operations:
Net investment income (loss) (e)	0.04	0.02	(0.02)	(0.02)	(0.03)
Net realized and unrealized gain (loss)	2.68	0.10	0.17	0.53	4.36

Total from investment operations	2.72	0.12	0.15	0.51	4.33

Less distributions:
Dividends from net investment income	(0.04)	—	—	—	—
Distributions from net realized gains	(1.47)	(0.05)	(0.78)	(1.40)	(3.23)

Total dividends and distributions	(1.51)	(0.05)	(0.78)	(1.40)	(3.23)

Net asset value, end of year	$12.09	$10.88	$10.81	$11.44	$12.33

Total return	25.87%	1.12%	1.51%	4.06%	39.51%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$7,820	$6,445	$7,509	$7,995	$8,250
Ratio of expenses to average net assets:
After fees paid indirectly (f)	0.79%	0.79%	0.78%	0.79%	0.78%
Before fees paid indirectly (f)	0.79%	0.79%	0.78%	0.79%	0.79%
Ratio of net investment income (loss) to average net assets:
After fees paid indirectly (f)	0.32%	0.23%	(0.16)%	(0.13)%	(0.23)%
Before fees paid indirectly (f)	0.32%	0.23%	(0.16)%	(0.13)%	(0.25)%
Portfolio turnover rate^	16%	78%	101%	90%	103%
#	Per share amount is less than $0.005.
^	Portfolio turnover rate excludes derivatives, if any.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.

See Notes to Financial Statements.

AXA/FRANKLIN BALANCED MANAGED VOLATILITY PORTFOLIO (Unaudited)

INVESTMENT MANAGER

➢	AXA Equitable Funds Management Group, LLC

INVESTMENT SUB-ADVISERS

➢	BlackRock Investment Management, LLC

➢	Franklin Advisers, Inc.

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/17
	1 Year	5 Years	10 Years/ Since Incept.
Portfolio – Class IA Shares	9.97%	7.45%	4.79%
Portfolio – Class IB Shares	10.07	7.47	4.69
Portfolio – Class K Shares*	10.23	7.73	8.29
50% Volatility Managed Index – Large Cap Core/50% Bloomberg Barclays U.S. Intermediate Government/Credit Bond Index	11.61	8.62	6.97
S&P 500® Index	21.83	15.79	8.50
Bloomberg Barclays U.S. Intermediate Government/Credit Bond Index	2.14	1.50	3.32
* Date of inception 8/26/11. Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned 10.07% for the year ended December 31, 2017. This compares to the returns of the following benchmarks over the same period: the 50% Volatility Managed Index — Large Cap Core/50% Bloomberg Barclays U.S. Intermediate Government/Credit Bond Index, the S&P 500® Index and the Bloomberg Barclays U.S. Intermediate Government/Credit Bond Index, which returned 11.61%, 21.83% and 2.14%, respectively.

Portfolio Highlights

What helped performance during the year:

•	All equity sectors in the Portfolio contributed to returns during the year, led by materials, financials and information technology.

•

The materials sector, led by DowDuPont and Rio Tinto, benefited from favorable changes in commodity prices and strong underlying demand from growing global economies. DowDuPont also benefited from its plan to split into three business segments. Shares of Rio Tinto rose amid higher iron ore, copper and aluminum prices, while cost reductions and reduced working capital demands significantly improved the company’s cash flow.

•

In financials, where the Portfolio increased its exposure over the year, several holdings benefited from rising interest rates, an improving U.S. economy, and the view that deregulation would both reduce costs and enable faster growth. Large banks such as Bank of America, JPMorgan Chase and Wells Fargo were each large contributors to Portfolio performance within the sector. All three companies saw accelerated earnings from an improving economy and higher interest rates. Additionally, their strong capital positions enabled share repurchases and buybacks.

•

Several of the Portfolio’s information technology positions, including Microsoft, Intel and Apple, benefited from product innovation and increasing demand for semiconductors. Microsoft became a leader in cloud-based computing. Investments in areas outside of its core personal computer segment helped Intel’s shares, while Apple saw record earnings and cash flow generation as new iPhone features were well received by customers.

•

Other equity sectors that contributed to performance were health care, which benefited from positive drug pipeline results and modestly higher drug prices, and energy. In energy, the Portfolio’s holdings in large integrated oil companies saw benefits from lower capital spending and steadily growing oil demand, which increased their cash flow outlook and reduced prior concerns about potential dividend cuts.

•

Among fixed income holdings, several energy sector investments performed well. Exploration and production holdings — Bill Barrett, Chesapeake Energy and Weatherford International — all benefited from their ability to access the capital markets and refinance debt.

•	Banking benefited from strong credit quality and excess capital, led by Citigroup.

What hurt performance during the year:

•

The Portfolio’s primary equity detractors included General Electric in Industrials and generic drug manufacturer Teva Pharmaceutical Industries3 in Health Care. Shares of General Electric were negatively impacted by the company’s weaker-than-expected free cash flow profile. Teva was hindered by softer volume and pricing, as well as its heavy debt load.

AXA/FRANKLIN BALANCED MANAGED VOLATILITY PORTFOLIO (Unaudited)

•

Other holdings that detracted from performance included energy sector positions Baker Hughes and Anadarko Petroleum, which were impacted by low oil prices for most of 2017. PG&E in Utilities also detracted.

•

Within consumer non-cyclicals on the fixed income side, the strong performance from Valeant Pharmaceuticals and Tenet Healthcare was largely offset by the Portfolio’s biggest detractor, Community Health Systems.

How did derivatives contribute/detract from performance during the year?

•

The Portfolio maintains, or may invest in other portfolios that maintain, exposure to exchange-traded index futures, for purposes of liquidity and/or to adjust the Portfolio’s equity exposure during periods of high market volatility. The derivatives are typically offset by a roughly equal allocation to cash and cash equivalents, and had a minimal impact on performance relative to the index.

Portfolio Positioning and Outlook — Franklin Advisers, Inc.

Our optimism about the global economy continues to encourage our search for attractive total return investments (those providing a combination of income generation and capital appreciation) in both equity and fixed income markets. Equities continued to represent a larger weighting in the Portfolio than fixed income. We regard equities as relatively attractive compared to more interest rate-sensitive asset classes, given the potential for eventual higher interest rates and the risk this entails for fixed income markets. Ultimately, we continue to look across companies’ individual capital structures in search of the most compelling investments among dividend-paying equities and many different types of fixed income securities.

Portfolio Characteristics As of December 31, 2017
Weighted Average Life (Years)	3.91
Weighted Average Coupon (%)	4.64
Weighted Average Modified Duration (Years)*	3.70
Weighted Average Rating**	BBB

*  Modified duration is a measure of the price sensitivity of the Portfolio to interest rate movements, taking into account specific features of the securities in which it invests.

** Weighted Average Rating has been provided by the Investment Sub-Adviser. A credit rating is an assessment provided by a nationally recognized statistical rating organization (NRSRO) of the creditworthiness of an issuer with respect to debt obligations, including specific securities, money market instruments or other debts. Ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest); ratings are subject to change without notice.

Sector Weightings as of December 31, 2017	% of Net Assets
U.S. Treasury Obligations	13.2%
Financials	11.2
Health Care	11.2
Energy	9.6
Investment Company	9.0
Consumer Discretionary	7.9
Information Technology	7.9
Industrials	5.7
Utilities	5.1
Consumer Staples	4.2
Materials	4.1
Repurchase Agreements	3.4
Telecommunication Services	2.6
Real Estate	1.2
Foreign Government Securities	0.6
Supranational	0.6
U.S. Government Agency Securities	0.6
Asset Backed Security	0.0	#
Municipal Bonds	0.0	#
Cash and Other	1.9

	100.0%

#	Less than 0.05%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees (in the case of Class IA and Class IB shares of the Portfolio), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2017 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

AXA/FRANKLIN BALANCED MANAGED VOLATILITY PORTFOLIO (Unaudited)

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/17	Ending Account Value 12/31/17	Expenses Paid During Period* 7/1/17 - 12/31/17
Class IA
Actual	$1,000.00	$1,052.82	$5.37
Hypothetical (5% average annual return before expenses)	1,000.00	1,019.97	5.29
Class IB
Actual	1,000.00	1,053.75	5.37
Hypothetical (5% average annual return before expenses)	1,000.00	1,019.97	5.29
Class K
Actual	1,000.00	1,054.38	4.08
Hypothetical (5% average annual return before expenses)	1,000.00	1,021.23	4.02

*  Expenses are equal to the Portfolio’s Class IA, Class IB and Class K shares annualized expense ratios of 1.04%, 1.04% and 0.79%, respectively, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

EQ ADVISORS TRUST

AXA/FRANKLIN BALANCED MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2017

	Principal Amount		Value (Note 1)

LONG-TERM DEBT SECURITIES:
Asset-Backed Security (0.0%)
American Airlines Pass-Through Trust,
Series 2013-2 A 4.950%, 1/15/23		$145,896	$154,008

Total Asset-Backed Security			154,008

Convertible Bonds (0.8%)
Energy (0.3%)
Energy Equipment & Services (0.3%)
Weatherford International Ltd. 5.875%, 7/1/21 (x)		3,200,000	3,468,000

Total Energy			3,468,000

Health Care (0.5%)
Pharmaceuticals (0.5%)
Bayer Capital Corp. BV 5.625%, 11/22/19§	EUR	5,000,000	6,742,017

Total Health Care			6,742,017

Total Convertible Bonds			10,210,017

Corporate Bonds (25.1%)
Consumer Discretionary (3.1%)
Auto Components (0.0%)
Delphi Corp. 4.150%, 3/15/24		$75,000	79,425

Automobiles (0.2%)
Ford Motor Co. 4.346%, 12/8/26		150,000	156,868
Tesla, Inc. 5.300%, 8/15/25§		2,500,000	2,406,250

			2,563,118

Hotels, Restaurants & Leisure (0.5%)
Carnival Corp. 3.950%, 10/15/20		150,000	155,957
International Game Technology plc 6.250%, 2/15/22§		4,300,000	4,644,000
Marriott International, Inc.
Series N 3.125%, 10/15/21		250,000	253,327
McDonald’s Corp. 3.625%, 5/20/21		150,000	155,560
3.700%, 1/30/26		200,000	207,592
Wyndham Worldwide Corp. 4.250%, 3/1/22		150,000	152,721
Wynn Las Vegas LLC 5.500%, 3/1/25§		1,000,000	1,036,875

			6,606,032

Household Durables (0.6%)
KB Home 7.500%, 9/15/22		4,000,000	4,550,000
Newell Brands, Inc. 3.150%, 4/1/21		250,000	252,493
3.850%, 4/1/23		80,000	82,725
Shea Homes LP 5.875%, 4/1/23§		3,000,000	3,112,500

			7,997,718

Internet & Direct Marketing Retail (0.1%)
Amazon.com, Inc. 2.600%, 12/5/19		250,000	252,522
3.300%, 12/5/21		150,000	154,862
2.800%, 8/22/24§		300,000	298,610
Priceline Group, Inc. (The) 2.750%, 3/15/23		250,000	247,105
QVC, Inc. 4.850%, 4/1/24		50,000	52,500

			1,005,599

Media (1.6%)
21st Century Fox America, Inc. 3.000%, 9/15/22		150,000	151,253
CBS Corp. 3.375%, 3/1/22		200,000	202,613
Charter Communications Operating LLC 3.579%, 7/23/20		350,000	355,425
4.908%, 7/23/25		100,000	105,790
Comcast Cable Communications Holdings, Inc. 9.455%, 11/15/22		25,000	32,451
Comcast Corp. 5.150%, 3/1/20		150,000	158,978
3.375%, 8/15/25		250,000	256,914
3.300%, 2/1/27		150,000	152,924
DISH DBS Corp. 5.000%, 3/15/23		5,600,000	5,306,000
iHeartCommunications, Inc. 9.000%, 12/15/19		1,019,000	754,060
Interpublic Group of Cos., Inc. (The) 4.200%, 4/15/24		150,000	156,722
NBCUniversal Media LLC 4.375%, 4/1/21		300,000	318,374
Omnicom Group, Inc. 3.600%, 4/15/26		150,000	151,273
Scripps Networks Interactive, Inc. 3.900%, 11/15/24		150,000	152,389
Sirius XM Radio, Inc. 6.000%, 7/15/24§		2,000,000	2,115,000
Time Warner Cable LLC 8.250%, 4/1/19		170,000	181,679
4.000%, 9/1/21		100,000	102,945
Time Warner, Inc. 4.700%, 1/15/21		250,000	264,605
3.550%, 6/1/24		200,000	202,295
Univision Communications, Inc. 5.125%, 5/15/23§		7,000,000	7,000,000
Viacom, Inc. 2.750%, 12/15/19		71,000	70,824
4.250%, 9/1/23		100,000	101,896
Walt Disney Co. (The) 2.300%, 2/12/21		105,000	104,917
2.550%, 2/15/22		250,000	250,842
WPP Finance 2010 3.750%, 9/19/24		100,000	101,982
Ziggo Secured Finance BV 5.500%, 1/15/27§		1,500,000	1,488,750

			20,240,901

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/FRANKLIN BALANCED MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

	Principal Amount	Value (Note 1)

Multiline Retail (0.0%)
Kohl’s Corp. 4.750%, 12/15/23	$100,000	$106,548
Macy’s Retail Holdings, Inc. 3.875%, 1/15/22 (x)	150,000	150,565
Target Corp. 2.300%, 6/26/19	100,000	100,416

		357,529

Specialty Retail (0.1%)
AutoZone, Inc. 4.000%, 11/15/20	100,000	103,657
Home Depot, Inc. (The) 2.000%, 6/15/19	250,000	249,765
1.800%, 6/5/20	200,000	197,973
2.625%, 6/1/22	115,000	115,823
2.125%, 9/15/26	50,000	46,857
2.800%, 9/14/27	150,000	147,361
Lowe’s Cos., Inc. 2.500%, 4/15/26	95,000	91,328
3.100%, 5/3/27	200,000	200,438
PetSmart, Inc. 7.125%, 3/15/23§	600,000	354,000

		1,507,202

Total Consumer Discretionary		40,357,524

Consumer Staples (0.6%)
Beverages (0.2%)
Anheuser-Busch InBev Finance, Inc. 2.150%, 2/1/19	250,000	250,048
2.650%, 2/1/21	130,000	130,606
3.300%, 2/1/23	200,000	205,084
3.700%, 2/1/24	100,000	104,384
3.650%, 2/1/26	350,000	360,860
Anheuser-Busch InBev Worldwide, Inc. 7.750%, 1/15/19	50,000	52,881
5.375%, 1/15/20	250,000	265,321
4.375%, 2/15/21	25,000	26,394
2.500%, 7/15/22	100,000	99,104
Coca-Cola Co. (The) 3.150%, 11/15/20	100,000	102,625
3.200%, 11/1/23	200,000	206,854
Constellation Brands, Inc. 3.700%, 12/6/26	150,000	154,363
Molson Coors Brewing Co. 3.000%, 7/15/26	200,000	195,290
PepsiCo, Inc. 1.850%, 4/30/20	200,000	198,408
3.600%, 3/1/24	250,000	262,920

		2,615,142

Food & Staples Retailing (0.2%)
Costco Wholesale Corp. 2.250%, 2/15/22	85,000	84,333
CVS Health Corp. 2.250%, 8/12/19	350,000	349,073
3.500%, 7/20/22	500,000	509,426
Kroger Co. (The) 6.150%, 1/15/20	150,000	160,938
2.950%, 11/1/21	150,000	151,265

Sysco Corp. 2.600%, 10/1/20	40,000	40,177
2.500%, 7/15/21	25,000	24,884
3.250%, 7/15/27	250,000	250,189
Walgreen Co. 3.100%, 9/15/22	150,000	150,527
Walgreens Boots Alliance, Inc. 3.300%, 11/18/21	150,000	152,174
3.800%, 11/18/24	200,000	204,663
Wal-Mart Stores, Inc. 3.625%, 7/8/20	100,000	103,666
3.250%, 10/25/20	100,000	102,892
3.300%, 4/22/24	100,000	103,970

		2,388,177

Food Products (0.1%)
General Mills, Inc. 5.650%, 2/15/19	100,000	103,780
2.200%, 10/21/19	250,000	249,700
JM Smucker Co. (The) 3.000%, 3/15/22	180,000	180,769
Kraft Heinz Foods Co. 5.375%, 2/10/20	104,000	110,071
2.800%, 7/2/20	250,000	251,466
3.000%, 6/1/26	200,000	192,307
Mead Johnson Nutrition Co. 4.125%, 11/15/25	100,000	106,075
Tyson Foods, Inc. 2.650%, 8/15/19	250,000	251,344
4.500%, 6/15/22	100,000	107,013
Unilever Capital Corp. 2.000%, 7/28/26	150,000	138,758

		1,691,283

Household Products (0.0%)
Clorox Co. (The) 3.050%, 9/15/22	150,000	151,899
3.500%, 12/15/24	100,000	102,916

		254,815

Tobacco (0.1%)
Altria Group, Inc. 9.250%, 8/6/19	45,000	49,858
2.625%, 1/14/20	200,000	201,240
2.850%, 8/9/22	200,000	200,723
4.000%, 1/31/24	100,000	105,986
BAT Capital Corp. 3.222%, 8/15/24§	250,000	249,742
Philip Morris International, Inc. 2.500%, 8/22/22	100,000	98,787
3.600%, 11/15/23	50,000	51,724
Reynolds American, Inc. 4.450%, 6/12/25	250,000	266,926

		1,224,986

Total Consumer Staples		8,174,403

Energy (3.9%)
Energy Equipment & Services (0.7%)
Baker Hughes a GE Co. LLC 3.337%, 12/15/27§	90,000	89,757

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/FRANKLIN BALANCED MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

	Principal Amount	Value (Note 1)

Halliburton Co. 3.250%, 11/15/21	$100,000	$101,450
3.800%, 11/15/25	30,000	31,024
National Oilwell Varco, Inc. 2.600%, 12/1/22	150,000	146,229
Weatherford International Ltd. 7.750%, 6/15/21 (x)	4,000,000	4,075,000
4.500%, 4/15/22 (x)	1,750,000	1,583,750
8.250%, 6/15/23 (x)	2,400,000	2,412,000

		8,439,210

Oil, Gas & Consumable Fuels (3.2%)
Anadarko Petroleum Corp. 3.450%, 7/15/24	150,000	148,260
Ascent Resources Utica Holdings LLC 10.000%, 4/1/22§	2,000,000	2,145,000
Bill Barrett Corp. 7.000%, 10/15/22 (x)	500,000	509,375
8.750%, 6/15/25	3,500,000	3,867,500
BP Capital Markets plc 2.315%, 2/13/20	200,000	200,618
4.500%, 10/1/20	100,000	105,962
3.814%, 2/10/24	250,000	264,137
3.224%, 4/14/24	250,000	255,772
Canadian Natural Resources Ltd. 3.850%, 6/1/27	250,000	255,254
Chesapeake Energy Corp. 6.125%, 2/15/21 (x)	2,000,000	2,037,500
8.000%, 12/15/22§	1,583,000	1,703,704
8.000%, 1/15/25 (x)§	5,000,000	5,037,500
8.000%, 6/15/27 (x)§	5,400,000	5,211,000
Chevron Corp. 2.193%, 11/15/19	35,000	35,034
2.355%, 12/5/22	150,000	148,919
2.954%, 5/16/26	250,000	249,136
CNOOC Finance 2013 Ltd. 3.000%, 5/9/23	200,000	198,000
ConocoPhillips Co. 2.875%, 11/15/21	120,000	122,635
2.400%, 12/15/22	150,000	148,307
Devon Energy Corp. 4.000%, 7/15/21	100,000	104,089
Ecopetrol SA 7.625%, 7/23/19	50,000	53,563
5.375%, 6/26/26	150,000	161,955
Enable Midstream Partners LP 3.900%, 5/15/24	150,000	151,383
Enbridge Energy Partners LP 5.875%, 10/15/25	100,000	112,993
Enbridge, Inc. 3.700%, 7/15/27	350,000	350,064
Energy Transfer Equity LP 5.500%, 6/1/27	1,500,000	1,528,125
Energy Transfer LP 4.650%, 6/1/21	150,000	157,640
3.600%, 2/1/23	100,000	99,790
4.050%, 3/15/25	100,000	100,194
Enterprise Products Operating LLC 2.550%, 10/15/19	100,000	100,135
3.350%, 3/15/23	150,000	152,209

EOG Resources, Inc. 5.625%, 6/1/19	15,000	15,695
4.100%, 2/1/21	100,000	104,404
4.150%, 1/15/26	150,000	160,740
EQT Corp. 4.875%, 11/15/21	50,000	53,344
Exxon Mobil Corp. 2.397%, 3/6/22	150,000	150,108
3.176%, 3/15/24	150,000	154,598
Husky Energy, Inc. 4.000%, 4/15/24	50,000	52,488
Kinder Morgan Energy Partners LP 6.850%, 2/15/20	325,000	353,088
4.300%, 5/1/24	150,000	157,179
Kinder Morgan, Inc. 5.625%, 11/15/23§	2,300,000	2,553,816
7.750%, 1/15/32	1,700,000	2,187,305
Marathon Oil Corp. 2.800%, 11/1/22	100,000	98,938
Marathon Petroleum Corp. 5.125%, 3/1/21	50,000	53,970
3.625%, 9/15/24	150,000	154,657
MPLX LP 4.500%, 7/15/23	100,000	105,189
4.875%, 6/1/25	100,000	107,346
Noble Energy, Inc. 4.150%, 12/15/21	150,000	157,171
Occidental Petroleum Corp. 2.700%, 2/15/23	200,000	200,838
ONEOK Partners LP 8.625%, 3/1/19	100,000	106,685
ONEOK, Inc. 4.000%, 7/13/27	200,000	202,730
Petroleos Mexicanos 4.875%, 1/24/22	250,000	260,313
5.375%, 3/13/22§	350,000	371,875
4.250%, 1/15/25	100,000	99,500
6.875%, 8/4/26	150,000	169,875
Plains All American Pipeline LP 3.850%, 10/15/23	100,000	99,250
Sabine Pass Liquefaction LLC 5.750%, 5/15/24	2,000,000	2,214,118
5.625%, 3/1/25	250,000	276,046
Sanchez Energy Corp. 7.750%, 6/15/21	2,800,000	2,625,000
Statoil ASA 2.900%, 11/8/20	200,000	202,976
2.750%, 11/10/21	150,000	151,425
Sunoco Logistics Partners Operations LP 4.250%, 4/1/24	150,000	153,300
Total Capital International SA 2.700%, 1/25/23	200,000	200,954
Total Capital SA 4.125%, 1/28/21	250,000	263,016
TransCanada PipeLines Ltd. 7.125%, 1/15/19	118,000	123,977
3.800%, 10/1/20	100,000	103,524
4.875%, 1/15/26	120,000	134,997
Valero Energy Corp. 6.125%, 2/1/20	150,000	161,215

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/FRANKLIN BALANCED MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

	Principal Amount	Value (Note 1)

W&T Offshore, Inc. 9.000%, 5/15/20 PIK§	$749,376	$698,580
8.500%, 6/15/21 PIK§	668,720	523,273
Williams Partners LP 5.250%, 3/15/20	100,000	105,970
4.125%, 11/15/20	100,000	104,359
4.300%, 3/4/24	150,000	157,416

		42,047,001

Total Energy		50,486,211

Financials (5.1%)
Banks (3.6%)
Australia & New Zealand Banking Group Ltd. 2.250%, 6/13/19	250,000	249,971
Banco Santander SA 3.500%, 4/11/22	200,000	203,563
Bank of America Corp. 3.300%, 1/11/23	150,000	153,519
(ICE LIBOR USD 3 Month + 0.79%), 3.004%, 12/20/23 (k)§	483,000	483,577
4.125%, 1/22/24	100,000	106,548
4.000%, 4/1/24	350,000	370,444
4.000%, 1/22/25	250,000	259,467
3.500%, 4/19/26	200,000	204,792
(ICE LIBOR USD 3 Month + 1.58%), 3.824%, 1/20/28 (k)	250,000	258,291
(ICE LIBOR USD 3 Month + 1.51%), 3.705%, 4/24/28 (k)	150,000	153,672
(ICE LIBOR USD 3 Month + 1.04%), 3.419%, 12/20/28 (k)§	112,000	111,936
Series AA
(ICE LIBOR USD 3 Month + 3.90%), 6.100%, 3/17/25 (k)(y)	1,000,000	1,096,300
Series L 2.600%, 1/15/19	37,000	37,196
2.250%, 4/21/20	300,000	300,020
Series U
(ICE LIBOR USD 3 Month + 3.14%), 5.200%, 6/1/23 (k)(y)	500,000	513,750
Series X
(ICE LIBOR USD 3 Month + 3.71%), 6.250%, 9/5/24 (k)(y)	500,000	549,950
Bank of Montreal 2.375%, 1/25/19	50,000	50,161
1.500%, 7/18/19	350,000	346,606
Bank of Nova Scotia (The) 2.050%, 6/5/19	250,000	249,500
2.450%, 3/22/21	250,000	249,333
Barclays Bank plc 5.140%, 10/14/20	100,000	106,134
Barclays plc 2.750%, 11/8/19	250,000	250,560
3.684%, 1/10/23	250,000	253,210
4.375%, 1/12/26	200,000	208,278
BB&T Corp. 2.450%, 1/15/20	300,000	301,003
2.050%, 5/10/21	150,000	147,739
BNP Paribas 3.250%, 3/3/23	100,000	101,351

BNP Paribas SA 4.250%, 10/15/24	200,000	210,207
Citigroup, Inc. 2.050%, 12/7/18	350,000	349,633
2.550%, 4/8/19	100,000	100,450
3.875%, 10/25/23	150,000	156,446
3.300%, 4/27/25	345,000	347,710
3.400%, 5/1/26	200,000	201,300
3.200%, 10/21/26	200,000	198,112
(ICE LIBOR USD 3 Month + 1.56%), 3.887%, 1/10/28 (k)	150,000	154,736
(ICE LIBOR USD 3 Month + 1.39%), 3.668%, 7/24/28 (k)	250,000	253,195
Series M
(ICE LIBOR USD 3 Month + 3.42%), 6.300%, 5/15/24 (k)(x)(y)	4,500,000	4,820,400
Series O
(ICE LIBOR USD 3 Month + 4.06%), 5.875%, 3/27/20 (k)(x)(y)	4,000,000	4,145,200
Series Q
(ICE LIBOR USD 3 Month + 4.10%), 5.950%, 8/15/20 (k)(x)(y)	3,000,000	3,144,300
Commonwealth Bank of Australia 2.250%, 3/13/19	250,000	250,280
Cooperatieve Rabobank UA 2.250%, 1/14/19	250,000	250,636
4.500%, 1/11/21	75,000	79,497
3.875%, 2/8/22	75,000	78,733
4.375%, 8/4/25	250,000	263,856
Credit Suisse Group Funding Guernsey Ltd. 3.125%, 12/10/20	250,000	252,940
Discover Bank 3.200%, 8/9/21	250,000	253,327
Fifth Third Bancorp 2.300%, 3/1/19	125,000	125,076
Fifth Third Bank 3.850%, 3/15/26	200,000	206,872
HSBC Holdings plc 5.100%, 4/5/21	100,000	107,357
4.000%, 3/30/22	100,000	104,466
4.250%, 3/14/24	200,000	208,569
4.300%, 3/8/26	250,000	265,655
Huntington National Bank (The) 2.200%, 4/1/19	250,000	250,140
Industrial & Commercial Bank of China Ltd. 3.231%, 11/13/19	250,000	251,745
JPMorgan Chase & Co. 2.250%, 1/23/20	150,000	149,771
4.250%, 10/15/20	200,000	209,460
2.400%, 6/7/21	150,000	148,953
4.500%, 1/24/22	250,000	266,973
3.250%, 9/23/22	100,000	102,049
3.200%, 1/25/23	150,000	152,680
3.375%, 5/1/23	250,000	253,909
2.700%, 5/18/23	200,000	198,438
3.625%, 5/13/24	250,000	259,415
3.125%, 1/23/25	150,000	150,742
(ICE LIBOR USD 3 Month + 1.16%), 3.220%, 3/1/25 (k)	250,000	251,983
2.950%, 10/1/26	250,000	244,828

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/FRANKLIN BALANCED MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

	Principal Amount	Value (Note 1)

Series I
(ICE LIBOR USD 3 Month + 3.47%), 7.900%, 4/30/18 (k)(y)	$4,468,000	$4,529,435
Series Q
(ICE LIBOR USD 3 Month + 3.25%), 5.150%, 5/1/23 (k)(y)	2,000,000	2,065,000
KeyCorp 2.900%, 9/15/20	100,000	100,986
5.100%, 3/24/21	50,000	53,797
Korea Development Bank (The) 2.500%, 3/11/20	350,000	346,663
Kreditanstalt fuer Wiederaufbau 1.500%, 2/6/19	750,000	746,286
4.875%, 6/17/19	250,000	260,217
1.500%, 4/20/20	250,000	247,838
1.625%, 5/29/20	250,000	246,916
2.750%, 9/8/20	150,000	152,223
1.625%, 3/15/21	250,000	245,304
1.500%, 6/15/21 (x)	500,000	487,344
2.625%, 1/25/22	300,000	306,804
2.125%, 1/17/23	250,000	246,233
Landwirtschaftliche Rentenbank
Series 36 2.000%, 12/6/21	250,000	246,979
Lloyds Bank plc 6.375%, 1/21/21	100,000	110,905
Lloyds Banking Group plc 4.650%, 3/24/26	200,000	210,791
Mitsubishi UFJ Financial Group, Inc. 3.850%, 3/1/26	200,000	207,442
Mizuho Financial Group, Inc. 3.170%, 9/11/27	250,000	245,387
MUFG Americas Holdings Corp. 3.000%, 2/10/25	50,000	49,911
MUFG Union Bank NA 2.250%, 5/6/19	250,000	249,978
National Australia Bank Ltd. 2.500%, 7/12/26	250,000	237,302
PNC Bank NA 2.250%, 7/2/19	250,000	249,683
PNC Financial Services Group, Inc. (The) 5.125%, 2/8/20	100,000	105,548
3.900%, 4/29/24	250,000	262,555
Royal Bank of Canada 2.350%, 10/30/20	500,000	498,946
2.500%, 1/19/21	150,000	150,203
Royal Bank of Scotland Group plc 4.800%, 4/5/26	200,000	213,937
Santander Holdings USA, Inc. 2.650%, 4/17/20	120,000	119,783
3.700%, 3/28/22§	200,000	202,441
Santander UK plc 2.350%, 9/10/19	250,000	250,065
Sumitomo Mitsui Banking Corp. 2.450%, 1/10/19	250,000	250,511
2.650%, 7/23/20	250,000	250,994
Sumitomo Mitsui Financial Group, Inc. 2.632%, 7/14/26	250,000	237,545
3.364%, 7/12/27	150,000	150,663

Svenska Handelsbanken AB 2.250%, 6/17/19	250,000	250,179
Toronto-Dominion Bank (The) 2.250%, 11/5/19 (x)	150,000	150,032
1.800%, 7/13/21	250,000	244,641
US Bancorp 2.200%, 4/25/19	150,000	150,451
2.950%, 7/15/22	150,000	151,773
Series V 2.375%, 7/22/26	150,000	141,225
US Bank NA 2.125%, 10/28/19	250,000	249,624
Wells Fargo & Co. 2.150%, 1/15/19	150,000	150,138
2.600%, 7/22/20	105,000	105,547
2.550%, 12/7/20	350,000	351,149
3.500%, 3/8/22	100,000	102,836
4.125%, 8/15/23	100,000	105,243
3.300%, 9/9/24	250,000	252,770
3.000%, 4/22/26	200,000	196,367
3.000%, 10/23/26	150,000	146,868
(ICE LIBOR USD 3 Month + 1.31%), 3.584%, 5/22/28 (k)	250,000	254,572
Series M 3.450%, 2/13/23	100,000	101,918
Series S (ICE LIBOR USD 3 Month + 3.11%), 5.900%, 6/15/24 (k)(y)	1,100,000	1,171,170
Westpac Banking Corp. 2.150%, 3/6/20	250,000	249,039
2.700%, 8/19/26	250,000	240,499

		46,039,566

Capital Markets (0.6%)
Ameriprise Financial, Inc. 5.300%, 3/15/20	100,000	106,077
Bank of New York Mellon Corp. (The) 2.600%, 8/17/20	200,000	201,409
4.150%, 2/1/21	100,000	105,157
3.550%, 9/23/21	100,000	103,721
2.200%, 8/16/23	250,000	241,724
Brookfield Finance, Inc. 4.250%, 6/2/26	100,000	103,107
Credit Suisse AG 5. 400%, 1/14/20	100,000	105,561
4.375%, 8/5/20	250,000	261,805
3.625%, 9/9/24	250,000	258,866
Deutsche Bank AG 2.500%, 2/13/19	150,000	149,896
3.375%, 5/12/21	200,000	201,599
Goldman Sachs Group, Inc. (The) 2.550%, 10/23/19	250,000	250,300
2.750%, 9/15/20	45,000	45,249
5.750%, 1/24/22	250,000	276,418
3.000%, 4/26/22	250,000	250,677
3.625%, 1/22/23	150,000	154,379
4.000%, 3/3/24	250,000	261,776
4.250%, 10/21/25	200,000	208,893
3.850%, 1/26/27	250,000	256,784

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/FRANKLIN BALANCED MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

	Principal Amount	Value (Note 1)

(ICE LIBOR USD 3 Month + 1.51%), 3.691%, 6/5/28 (k)	$200,000	$202,440
Intercontinental Exchange, Inc. 2.750%, 12/1/20	40,000	40,474
4.000%, 10/15/23	100,000	106,194
Invesco Finance plc 3.750%, 1/15/26	100,000	103,408
Jefferies Group LLC 8.500%, 7/15/19	75,000	81,692
Moody’s Corp. 4.500%, 9/1/22	50,000	53,634
Morgan Stanley 7.300%, 5/13/19	200,000	213,230
2.375%, 7/23/19	150,000	150,203
2.800%, 6/16/20	140,000	141,129
5.750%, 1/25/21	250,000	272,517
2.625%, 11/17/21	250,000	248,563
2.750%, 5/19/22	200,000	199,093
4.875%, 11/1/22	100,000	107,530
3.750%, 2/25/23	100,000	103,704
4.100%, 5/22/23	100,000	104,140
3.700%, 10/23/24	150,000	154,069
3.875%, 1/27/26	200,000	207,869
3.125%, 7/27/26	150,000	147,548
3.625%, 1/20/27	100,000	101,989
(ICE LIBOR USD 3 Month + 1.34%), 3.591%, 7/22/28 (k)	100,000	100,868
Series F 3.875%, 4/29/24	100,000	104,224
Series J (ICE LIBOR USD 3 Month + 3.81%), 5.550%, 7/15/20 (k)(y)	700,000	729,750
Nasdaq, Inc. 3.850%, 6/30/26	150,000	154,559
S&P Global, Inc. 3.300%, 8/14/20	50,000	50,886
State Street Corp. 4.375%, 3/7/21	150,000	158,768
3.300%, 12/16/24	95,000	98,176
TD Ameritrade Holding Corp. 2.950%, 4/1/22	250,000	253,152
UBS AG 2.350%, 3/26/20	250,000	249,918

		8,183,125

Consumer Finance (0.6%)
AerCap Ireland Capital DAC 4.250%, 7/1/20	250,000	259,371
3.950%, 2/1/22	150,000	154,722
American Express Co. 2.650%, 12/2/22	212,000	210,281
3.625%, 12/5/24	150,000	153,743
American Honda Finance Corp. 2.450%, 9/24/20	250,000	250,326
Capital One Financial Corp. 4.750%, 7/15/21	100,000	106,675
3.500%, 6/15/23	200,000	202,934
3.750%, 7/28/26	150,000	149,249
Caterpillar Financial Services Corp. 7.150%, 2/15/19	135,000	142,480
2.100%, 6/9/19	250,000	250,047

Discover Financial Services 3.850%, 11/21/22	100,000	102,625
Ford Motor Credit Co. LLC 2.375%, 3/12/19	250,000	249,971
5.875%, 8/2/21	200,000	219,688
4.134%, 8/4/25	200,000	206,428
General Motors Financial Co., Inc. 3.700%, 11/24/20	165,000	169,258
4.000%, 1/15/25	250,000	256,249
5.250%, 3/1/26	150,000	165,233
HSBC Finance Corp. 6.676%, 1/15/21	73,000	81,102
HSBC USA, Inc. 2.350%, 3/5/20	500,000	499,671
John Deere Capital Corp. 2.050%, 3/10/20	100,000	99,432
OneMain Financial Holdings LLC 7.250%, 12/15/21§	2,500,000	2,593,000
Synchrony Financial 3.000%, 8/15/19	250,000	252,302
3.750%, 8/15/21	75,000	76,944
Toyota Motor Credit Corp. 2.150%, 3/12/20	180,000	179,741
2.750%, 5/17/21	250,000	252,440

		7,283,912

Diversified Financial Services (0.1%)
Berkshire Hathaway, Inc. 2.750%, 3/15/23	95,000	95,636
3.125%, 3/15/26	200,000	201,997
Boeing Capital Corp. 4.700%, 10/27/19	100,000	104,523
GE Capital International Funding Co. Unlimited Co. 2.342%, 11/15/20	283,000	281,563
Leucadia National Corp. 5.500%, 10/18/23	100,000	107,320
National Rural Utilities Cooperative Finance Corp. 2.300%, 11/15/19	200,000	200,515
Shell International Finance BV 2.375%, 8/21/22	250,000	247,940
3.400%, 8/12/23	100,000	104,096
3.250%, 5/11/25	140,000	143,604

		1,487,194

Insurance (0.2%)
Aflac, Inc. 3.250%, 3/17/25	150,000	152,746
Allstate Corp. (The) 3.150%, 6/15/23	100,000	101,305
American International Group, Inc. 3.375%, 8/15/20	150,000	153,278
3.300%, 3/1/21	55,000	55,957
3.900%, 4/1/26	200,000	208,150
Aon Corp. 5.000%, 9/30/20	50,000	53,195
Aon plc 3.875%, 12/15/25	150,000	157,152
Berkshire Hathaway Finance Corp. 4.250%, 1/15/21	100,000	105,783

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/FRANKLIN BALANCED MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

	Principal Amount	Value (Note 1)

Brighthouse Financial, Inc. 3.700%, 6/22/27§	$100,000	$98,422
Chubb INA Holdings, Inc. 3.350%, 5/15/24	250,000	256,855
CNA Financial Corp. 5.875%, 8/15/20	100,000	107,895
Hartford Financial Services Group, Inc. (The) 5.500%, 3/30/20	150,000	159,741
Lincoln National Corp. 4.850%, 6/24/21	50,000	53,624
Loews Corp. 3.750%, 4/1/26	150,000	155,159
Marsh & McLennan Cos., Inc. 4.800%, 7/15/21	150,000	161,409
MetLife, Inc. 4.750%, 2/8/21	100,000	106,767
3.600%, 4/10/24	250,000	261,434
Progressive Corp. (The) 3.750%, 8/23/21	50,000	52,116
Prudential Financial, Inc. 7.375%, 6/15/19	200,000	214,625
(ICE LIBOR USD 3 Month + 4.18%), 5.875%, 9/15/42 (k)	150,000	164,250
Reinsurance Group of America, Inc. 4.700%, 9/15/23	100,000	107,730

		2,887,593

Thrifts & Mortgage Finance (0.0%)
BPCE SA 2.500%, 7/15/19	250,000	250,826

Total Financials		66,132,216

Health Care (4.5%)
Biotechnology (0.1%)
AbbVie, Inc. 2.900%, 11/6/22	200,000	200,490
3.600%, 5/14/25	185,000	189,928
Amgen, Inc. 3.450%, 10/1/20	150,000	153,900
2.700%, 5/1/22	110,000	109,725
3.625%, 5/22/24	250,000	260,331
Biogen, Inc. 4.050%, 9/15/25	40,000	42,297
Celgene Corp. 3.950%, 10/15/20	100,000	103,364
3.875%, 8/15/25	250,000	258,644
Gilead Sciences, Inc. 4.400%, 12/1/21	100,000	106,777
3.250%, 9/1/22	40,000	41,001
2.500%, 9/1/23	250,000	245,665
3.700%, 4/1/24	100,000	104,999

		1,817,121

Health Care Equipment & Supplies (0.6%)
Abbott Laboratories 2.550%, 3/15/22	175,000	173,255
3.750%, 11/30/26	250,000	256,537
Becton Dickinson and Co. 2.675%, 12/15/19	250,000	250,539
3.734%, 12/15/24	25,000	25,574
3.700%, 6/6/27	150,000	150,915

Boston Scientific Corp. 3.850%, 5/15/25	150,000	154,468
Koninklijke Philips NV 3.750%, 3/15/22	100,000	104,055
Mallinckrodt International Finance SA 5.750%, 8/1/22§	5,000,000	4,550,000
5.625%, 10/15/23§	600,000	511,500
5.500%, 4/15/25 (x)§	1,000,000	815,000
Medtronic, Inc. 4.125%, 3/15/21	100,000	104,898
3.150%, 3/15/22	80,000	81,842
3.500%, 3/15/25	150,000	155,955
Stryker Corp. 3.375%, 5/15/24	150,000	154,411
Zimmer Biomet Holdings, Inc. 3.150%, 4/1/22	200,000	199,627

		7,688,576

Health Care Providers & Services (2.7%)
Aetna, Inc. 2.750%, 11/15/22	150,000	148,479
3.500%, 11/15/24	150,000	152,051
AmerisourceBergen Corp. 3.400%, 5/15/24	150,000	152,792
Anthem, Inc. 2.250%, 8/15/19	225,000	224,129
3.125%, 5/15/22	150,000	150,996
CHS/Community Health Systems, Inc. 8.000%, 11/15/19 (x)	5,800,000	4,901,000
7.125%, 7/15/20 (x)	2,500,000	1,868,750
6.875%, 2/1/22 (x)	8,800,000	5,038,000
6.250%, 3/31/23	5,000,000	4,500,000
Cigna Corp. 4.500%, 3/15/21	150,000	157,981
DaVita, Inc. 5.125%, 7/15/24	1,100,000	1,119,250
Express Scripts Holding Co. 4.750%, 11/15/21	150,000	159,918
3.400%, 3/1/27	250,000	244,454
HCA, Inc. 7.500%, 2/15/22	3,200,000	3,604,000
5.875%, 5/1/23	1,500,000	1,608,750
Laboratory Corp. of America Holdings 3.200%, 2/1/22	75,000	76,329
McKesson Corp. 3.796%, 3/15/24	100,000	103,662
Medco Health Solutions, Inc. 4.125%, 9/15/20	100,000	103,717
Tenet Healthcare Corp. 8.125%, 4/1/22	5,000,000	5,106,250
6.750%, 6/15/23 (x)	5,000,000	4,850,000
5.125%, 5/1/25§	800,000	786,000
UnitedHealth Group, Inc. 2.875%, 12/15/21	65,000	65,517
3.750%, 7/15/25	150,000	158,321

		35,280,346

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/FRANKLIN BALANCED MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

	Principal Amount	Value (Note 1)

Life Sciences Tools & Services (0.1%)
Agilent Technologies, Inc. 3.875%, 7/15/23	$100,000	$103,725
Life Technologies Corp. 5.000%, 1/15/21	100,000	105,322
Thermo Fisher Scientific, Inc. 2.400%, 2/1/19	250,000	250,525
3.600%, 8/15/21	50,000	51,389
3.300%, 2/15/22	100,000	102,276

		613,237

Pharmaceuticals (1.0%)
Actavis, Inc. 3.250%, 10/1/22	150,000	150,052
Allergan Funding SCS 3.450%, 3/15/22	250,000	253,598
3.800%, 3/15/25	150,000	152,760
Bristol-Myers Squibb Co. 2.000%, 8/1/22	100,000	97,674
Endo Dac 6.000%, 2/1/25§	2,000,000	1,545,000
Endo Finance LLC 5.750%, 1/15/22§	1,000,000	830,000
GlaxoSmithKline Capital, Inc. 2.800%, 3/18/23	100,000	100,521
Horizon Pharma, Inc. 6.625%, 5/1/23	1,000,000	995,000
Johnson & Johnson 2.450%, 12/5/21	150,000	150,830
2.050%, 3/1/23	35,000	34,173
3.375%, 12/5/23	100,000	104,276
Merck & Co., Inc. 1.850%, 2/10/20	250,000	248,432
2.350%, 2/10/22	45,000	44,975
2.400%, 9/15/22	150,000	149,212
Mylan NV 3.950%, 6/15/26	100,000	100,839
Novartis Capital Corp. 3.400%, 5/6/24	100,000	103,761
Novartis Securities Investment Ltd. 5.125%, 2/10/19	250,000	258,180
Pfizer, Inc. 2.100%, 5/15/19	250,000	250,095
3.400%, 5/15/24	100,000	104,241
Sanofi 4.000%, 3/29/21	75,000	78,797
Shire Acquisitions Investments Ireland DAC 3.200%, 9/23/26	365,000	355,816
Teva Pharmaceutical Finance Co. BV 2.950%, 12/18/22	79,000	70,507
Teva Pharmaceutical Finance Netherlands III BV 2.800%, 7/21/23	250,000	216,563
Valeant Pharmaceuticals International, Inc. 5.375%, 3/15/20§	1,769,000	1,773,422
6.500%, 3/15/22§	600,000	631,500
5.875%, 5/15/23§	2,100,000	1,953,000
7.000%, 3/15/24§	900,000	967,500
6.125%, 4/15/25§	1,600,000	1,464,000

Zoetis, Inc. 3.250%, 2/1/23	150,000	152,391

		13,337,115

Total Health Care		58,736,395

Industrials (1.1%)
Aerospace & Defense (0.1%)
Embraer Netherlands Finance BV 5.400%, 2/1/27	150,000	160,875
General Dynamics Corp. 3.875%, 7/15/21	100,000	105,396
Lockheed Martin Corp. 4.250%, 11/15/19	150,000	155,626
3.550%, 1/15/26	150,000	155,921
Northrop Grumman Corp. 3.500%, 3/15/21	100,000	103,121
2.930%, 1/15/25	150,000	149,193
Precision Castparts Corp. 2.500%, 1/15/23	75,000	74,457
Textron, Inc. 4.300%, 3/1/24	100,000	105,869
TransDigm, Inc. 6.000%, 7/15/22	600,000	611,250
United Technologies Corp. 3.100%, 6/1/22	50,000	50,907
2.800%, 5/4/24	250,000	247,933

		1,920,548

Air Freight & Logistics (0.4%)
FedEx Corp. 2.300%, 2/1/20	85,000	84,841
2.625%, 8/1/22	50,000	49,804
United Parcel Service, Inc. 3.125%, 1/15/21	200,000	205,245
XPO Logistics, Inc. 6.500%, 6/15/22§	5,000,000	5,218,750

		5,558,640

Commercial Services & Supplies (0.1%)
Pitney Bowes, Inc. 4.625%, 3/15/24 (x)	100,000	93,500
Republic Services, Inc. 5.250%, 11/15/21	100,000	108,720
West Corp. 8.500%, 10/15/25§	1,000,000	981,875

		1,184,095

Construction & Engineering (0.0%)
ABB Finance USA, Inc. 2.875%, 5/8/22	150,000	152,558

Electrical Equipment (0.0%)
Eaton Corp. 2.750%, 11/2/22	150,000	150,090
Emerson Electric Co. 2.625%, 2/15/23	150,000	149,167

		299,257

Industrial Conglomerates (0.1%)
General Electric Co. 4.625%, 1/7/21	101,000	107,131
3.150%, 9/7/22	100,000	101,707

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/FRANKLIN BALANCED MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

	Principal Amount	Value (Note 1)

2.700%, 10/9/22	$250,000	$249,495
3.100%, 1/9/23	150,000	152,141
Ingersoll-Rand Luxembourg Finance SA 2.625%, 5/1/20	250,000	249,339
Roper Technologies, Inc. 3.125%, 11/15/22	100,000	100,960

		960,773

Machinery (0.1%)
Caterpillar, Inc. 2.600%, 6/26/22	100,000	99,744
Deere & Co. 4.375%, 10/16/19	150,000	155,570
2.600%, 6/8/22	100,000	100,035
Flowserve Corp. 4.000%, 11/15/23	100,000	102,088
Illinois Tool Works, Inc. 3.500%, 3/1/24	150,000	156,905
Stanley Black & Decker, Inc. 2.900%, 11/1/22	100,000	100,875

		715,217

Road & Rail (0.1%)
Burlington Northern Santa Fe LLC 3.750%, 4/1/24	25,000	26,427
3.400%, 9/1/24	250,000	258,999
CSX Corp. 3.350%, 11/1/25	250,000	253,931
Norfolk Southern Corp. 5.900%, 6/15/19	40,000	42,029
Ryder System, Inc. 2.500%, 5/11/20	65,000	64,947
Union Pacific Corp. 3.250%, 8/15/25	150,000	153,911

		800,244

Trading Companies & Distributors (0.2%)
Air Lease Corp. 3.875%, 4/1/21	150,000	155,345
United Rentals North America, Inc. 5.750%, 11/15/24	2,425,000	2,549,281

		2,704,626

Total Industrials		14,295,958

Information Technology (1.6%)
Communications Equipment (0.1%)
Cisco Systems, Inc. 4.450%, 1/15/20	250,000	261,275
3.625%, 3/4/24	150,000	157,725
Harris Corp. 2.700%, 4/27/20	150,000	150,463
Juniper Networks, Inc. 4.600%, 3/15/21	50,000	52,129
Motorola Solutions, Inc. 3.500%, 9/1/21	250,000	253,335

		874,927

Electronic Equipment, Instruments & Components (0.0%)
Amphenol Corp. 2.550%, 1/30/19	100,000	100,344

Internet Software & Services (0.0%)
Alibaba Group Holding Ltd. 2.500%, 11/28/19	250,000	250,035
3.600%, 11/28/24	200,000	206,150
eBay, Inc. 2.200%, 8/1/19	150,000	149,701
3.250%, 10/15/20	50,000	50,867
2.600%, 7/15/22	100,000	99,008

		755,761

IT Services (0.4%)
Broadridge Financial Solutions, Inc. 3.400%, 6/27/26	55,000	54,238
DXC Technology Co. 4.450%, 9/18/22	100,000	104,080
Fidelity National Information Services, Inc. 3.500%, 4/15/23	100,000	101,900
5.000%, 10/15/25	200,000	221,472
First Data Corp. 7.000%, 12/1/23§	3,400,000	3,599,750
Fiserv, Inc. 4.750%, 6/15/21	100,000	106,779
International Business Machines Corp. 1.950%, 2/12/19 (x)	200,000	199,840
3.375%, 8/1/23	150,000	154,366
3.450%, 2/19/26 (x)	150,000	154,891
Mastercard, Inc. 3.375%, 4/1/24	50,000	51,876
Visa, Inc. 2.200%, 12/14/20	350,000	349,436
2.800%, 12/14/22	115,000	116,358
2.750%, 9/15/27	150,000	148,103

		5,363,089

Semiconductors & Semiconductor Equipment (0.1%)
Applied Materials, Inc. 4.300%, 6/15/21	100,000	106,325
Broadcom Corp. 3.875%, 1/15/27§	350,000	344,613
Intel Corp. 3.300%, 10/1/21	100,000	103,471
2.700%, 12/15/22	150,000	151,075
KLA-Tencor Corp. 4.125%, 11/1/21	135,000	140,856
Lam Research Corp. 3.800%, 3/15/25	60,000	62,139
QUALCOMM, Inc. 2.600%, 1/30/23	250,000	242,734
3.450%, 5/20/25	150,000	149,803
Texas Instruments, Inc. 1.750%, 5/1/20	150,000	148,432

		1,449,448

Software (0.4%)
Adobe Systems, Inc. 3.250%, 2/1/25	200,000	204,481
BMC Software Finance, Inc. 8.125%, 7/15/21§	2,500,000	2,506,250
Microsoft Corp. 4.000%, 2/8/21 (x)	150,000	157,000

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/FRANKLIN BALANCED MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

	Principal Amount	Value (Note 1)

2.375%, 2/12/22	$145,000	$144,738
2.650%, 11/3/22	110,000	110,705
2.000%, 8/8/23	135,000	130,882
2.400%, 8/8/26	250,000	241,114
3.300%, 2/6/27	250,000	257,881
Oracle Corp. 2.250%, 10/8/19	250,000	250,892
2.500%, 5/15/22	150,000	149,982
2.500%, 10/15/22	200,000	199,363
2.400%, 9/15/23	150,000	147,674
2.650%, 7/15/26	250,000	243,364

		4,744,326

Technology Hardware, Storage & Peripherals (0.6%)
Apple, Inc. 2.250%, 2/23/21	500,000	499,300
2.150%, 2/9/22	150,000	148,165
2.850%, 2/23/23	110,000	111,270
3.450%, 5/6/24	250,000	259,240
3.200%, 5/13/25	115,000	116,985
3.350%, 2/9/27	250,000	256,057
3.000%, 11/13/27	200,000	198,820
Dell International LLC 4.420%, 6/15/21§	800,000	834,424
5.450%, 6/15/23§	1,800,000	1,947,782
6.020%, 6/15/26§	95,000	104,544
Hewlett Packard Enterprise Co. 4.900%, 10/15/25	150,000	158,221
Seagate HDD Cayman 4.750%, 6/1/23	75,000	75,777
4.875%, 6/1/27	100,000	95,741
Western Digital Corp. 7.375%, 4/1/23§	1,000,000	1,077,500
10.500%, 4/1/24	1,000,000	1,157,500
Xerox Corp. 2.750%, 9/1/20 (x)	67,000	66,452
4.500%, 5/15/21	150,000	155,512
4.070%, 3/17/22	6,000	6,064

		7,269,354

Total Information Technology		20,557,249

Materials (1.2%)
Chemicals (0.1%)
Agrium, Inc. 3.150%, 10/1/22	50,000	50,248
3.375%, 3/15/25	150,000	150,278
Albemarle Corp. 4.150%, 12/1/24	200,000	211,959
Dow Chemical Co. (The) 8.550%, 5/15/19	150,000	162,424
3.000%, 11/15/22	150,000	150,862
Eastman Chemical Co. 2.700%, 1/15/20	250,000	251,523
3.600%, 8/15/22	100,000	102,715
LyondellBasell Industries NV 6.000%, 11/15/21	200,000	223,370
Monsanto Co. 2.750%, 7/15/21	60,000	60,085
Sherwin-Williams Co. (The) 3.450%, 6/1/27	250,000	253,524

		1,616,988

Construction Materials (0.1%)
Cemex SAB de CV 7.250%, 1/15/21§	1,000,000	1,037,500

Containers & Packaging (0.4%)
Ardagh Packaging Finance plc 7.250%, 5/15/24§	1,500,000	1,633,125
BWAY Holding Co. 5.500%, 4/15/24§	2,000,000	2,085,000
7.250%, 4/15/25§	1,700,000	1,755,250
International Paper Co. 4.750%, 2/15/22	124,000	133,272
3.650%, 6/15/24	150,000	154,603

		5,761,250

Metals & Mining (0.6%)
FMG Resources August 2006 Pty. Ltd. 9.750%, 3/1/22§	4,000,000	4,417,500
5.125%, 5/15/24 (x)§	2,200,000	2,227,500
Newmont Mining Corp. 3.500%, 3/15/22	100,000	101,988
Vale Overseas Ltd. 4.375%, 1/11/22 (x)	150,000	155,025
6.250%, 8/10/26	150,000	173,587

		7,075,600

Total Materials		15,491,338

Real Estate (0.4%)
Equity Real Estate Investment Trusts (REITs) (0.4%)
American Tower Corp. (REIT) 5.050%, 9/1/20	75,000	79,470
3.500%, 1/31/23	150,000	152,872
3.550%, 7/15/27	150,000	148,948
AvalonBay Communities, Inc. (REIT) 2.950%, 9/15/22	100,000	100,396
Boston Properties LP (REIT) 5.625%, 11/15/20	70,000	75,778
3.850%, 2/1/23	100,000	104,159
Crown Castle International Corp. (REIT) 4.450%, 2/15/26	250,000	263,477
DDR Corp. (REIT) 4.250%, 2/1/26	100,000	101,308
Equinix, Inc. (REIT) 5.375%, 5/15/27	2,000,000	2,128,750
ERP Operating LP (REIT) 4.625%, 12/15/21	150,000	161,213
Essex Portfolio LP (REIT) 3.875%, 5/1/24	250,000	257,647
HCP, Inc. (REIT) 5.375%, 2/1/21	24,000	25,886
3.875%, 8/15/24	150,000	153,414
Hospitality Properties Trust (REIT) 5.250%, 2/15/26	100,000	107,507
Kimco Realty Corp. (REIT) 2.800%, 10/1/26	150,000	141,272
Liberty Property LP (REIT) 4.125%, 6/15/22	100,000	104,954
National Retail Properties, Inc. (REIT) 3.900%, 6/15/24	250,000	255,275

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/FRANKLIN BALANCED MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

	Principal Amount	Value (Note 1)

Omega Healthcare Investors, Inc. (REIT) 4.375%, 8/1/23	$150,000	$151,949
Realty Income Corp. (REIT) 3.250%, 10/15/22	150,000	152,450
Senior Housing Properties Trust (REIT) 3.250%, 5/1/19	150,000	150,812
Simon Property Group LP (REIT) 3.500%, 9/1/25	150,000	153,156
Ventas Realty LP (REIT) 4.750%, 6/1/21	100,000	106,298
4.250%, 3/1/22	100,000	105,036
Welltower, Inc. (REIT) 4.000%, 6/1/25	150,000	154,840
WP Carey, Inc. (REIT) 4.250%, 10/1/26	100,000	102,099

Total Real Estate		5,438,966

Telecommunication Services (1.6%)
Diversified Telecommunication Services (0.6%)
AT&T, Inc. 3.000%, 2/15/22	100,000	100,186
3.200%, 3/1/22	500,000	505,170
3.800%, 3/15/22	100,000	103,297
3.000%, 6/30/22	75,000	75,105
4.450%, 4/1/24	150,000	158,795
3.950%, 1/15/25	100,000	102,379
3.400%, 5/15/25	250,000	246,151
3.900%, 8/14/27	200,000	199,202
CCO Holdings LLC 5.125%, 2/15/23	1,000,000	1,022,500
5.750%, 1/15/24	1,000,000	1,027,500
5.000%, 2/1/28§	500,000	486,900
Telefonica Emisiones SAU 4.570%, 4/27/23	150,000	161,785
Verizon Communications, Inc. 3.000%, 11/1/21	250,000	252,651
2.946%, 3/15/22	255,000	256,655
2.450%, 11/1/22 (x)	200,000	195,826
3.376%, 2/15/25§	249,000	249,776
4.125%, 3/16/27	250,000	260,464
Virgin Media Secured Finance plc 5.500%, 1/15/25§	2,000,000	2,057,500

		7,461,842

Wireless Telecommunication Services (1.0%)
America Movil SAB de CV 5.000%, 3/30/20	200,000	210,499
Sprint Communications, Inc. 9.000%, 11/15/18§	3,400,000	3,578,500
7.000%, 8/15/20	1,000,000	1,060,000
11.500%, 11/15/21	2,500,000	3,009,375
Sprint Corp. 7.875%, 9/15/23	4,700,000	5,005,500
Vodafone Group plc 5.450%, 6/10/19	200,000	208,756
2.950%, 2/19/23	150,000	150,763

		13,223,393

Total Telecommunication Services		20,685,235

Utilities (2.0%)
Electric Utilities (0.3%)
Arizona Public Service Co. 3.150%, 5/15/25	150,000	152,667
Commonwealth Edison Co. 3.400%, 9/1/21	100,000	102,866
2.550%, 6/15/26	150,000	145,509
Connecticut Light & Power Co. (The) 2.500%, 1/15/23	150,000	149,686
DTE Electric Co. 3.450%, 10/1/20	100,000	103,024
Duke Energy Corp. 5.050%, 9/15/19	165,000	172,542
3.150%, 8/15/27	200,000	198,471
Duke Energy Indiana LLC 3.750%, 7/15/20	100,000	103,383
Entergy Corp. 5.125%, 9/15/20	50,000	53,180
Entergy Louisiana LLC 2.400%, 10/1/26	150,000	143,532
LG&E & KU Energy LLC 3.750%, 11/15/20	100,000	103,297
NextEra Energy Capital Holdings, Inc. 2.700%, 9/15/19	200,000	201,299
Northern States Power Co. 2.150%, 8/15/22	100,000	98,706
Pacific Gas & Electric Co. 3.500%, 10/1/20	100,000	102,538
3.750%, 2/15/24	100,000	104,891
PPL Capital Funding, Inc. 4.200%, 6/15/22	75,000	79,662
3.950%, 3/15/24	100,000	104,776
Progress Energy, Inc. 4.400%, 1/15/21	100,000	104,781
Southern California Edison Co. 3.875%, 6/1/21	50,000	52,375
Southern Co. (The) 2.150%, 9/1/19	150,000	149,854
2.750%, 6/15/20	150,000	150,914
3.250%, 7/1/26	250,000	246,454
Southwestern Electric Power Co. 6.450%, 1/15/19	100,000	104,125
Virginia Electric & Power Co. Series A 3.100%, 5/15/25	200,000	201,298
Wisconsin Electric Power Co. 2.950%, 9/15/21	50,000	50,588
Xcel Energy, Inc. 4.700%, 5/15/20	100,000	103,618

		3,284,036

Gas Utilities (0.1%)
Atmos Energy Corp. 8.500%, 3/15/19	70,000	75,172
Dominion Energy Gas Holdings LLC 3.600%, 12/15/24	150,000	154,548
Ferrellgas Partners LP 8.625%, 6/15/20 (x)	1,700,000	1,445,000

		1,674,720

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/FRANKLIN BALANCED MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

	Principal Amount	Value (Note 1)

Independent Power and Renewable Electricity Producers (1.5%)
Calpine Corp. 5.375%, 1/15/23 (x)	$3,000,000	$2,920,650
5.750%, 1/15/25 (x)	6,000,000	5,670,000
Dynegy, Inc. 6.750%, 11/1/19	3,781,000	3,903,883
7.375%, 11/1/22	2,000,000	2,110,000
InterGen NV 7.000%, 6/30/23§	5,000,000	4,850,000

		19,454,533

Multi-Utilities (0.1%)
Berkshire Hathaway Energy Co. 3.750%, 11/15/23	250,000	260,952
Consumers Energy Co. 2.850%, 5/15/22	50,000	50,613
3.375%, 8/15/23	100,000	102,967
Puget Energy, Inc. 3.650%, 5/15/25	150,000	153,642
San Diego Gas & Electric Co. Series NNN 3.600%, 9/1/23	150,000	156,288
Sempra Energy 3.550%, 6/15/24	250,000	257,699

		982,161

Total Utilities		25,395,450

Total Corporate Bonds		325,750,945

Foreign Government Securities (0.6%)
Export Development Canada 1.625%, 1/17/20	500,000	495,466
Export-Import Bank of Korea 1.875%, 10/21/21	250,000	239,337
4.000%, 1/14/24	250,000	261,933
FMS Wertmanagement AoeR 1.750%, 1/24/20	250,000	248,177
Japan Bank for International Cooperation 1.750%, 5/29/19	300,000	298,006
1.500%, 7/21/21	500,000	482,181
2.750%, 1/21/26	250,000	249,195
Province of British Columbia 2.000%, 10/23/22	200,000	199,209
Province of Manitoba 2.125%, 6/22/26	250,000	235,659
Province of Ontario 2.400%, 2/8/22	350,000	347,722
2.450%, 6/29/22 (x)	150,000	149,557
Province of Quebec 2.750%, 8/25/21	200,000	201,878
2.625%, 2/13/23	200,000	200,219
2.875%, 10/16/24	100,000	101,133
Republic of Chile 3.125%, 1/21/26	200,000	202,750
Republic of Colombia 7.375%, 3/18/19	250,000	265,000
4.000%, 2/26/24	200,000	207,500
Republic of Hungary 6.375%, 3/29/21	500,000	555,625
Republic of Italy 6.875%, 9/27/23	100,000	117,610

Republic of Panama 4.000%, 9/22/24	200,000	212,500
Republic of Peru 7.125%, 3/30/19	260,000	276,900
Republic of Philippines 6.500%, 1/20/20	250,000	272,188
10.625%, 3/16/25	150,000	226,500
Republic of Poland 6.375%, 7/15/19	150,000	159,000
5.000%, 3/23/22	150,000	164,250
4.000%, 1/22/24	100,000	106,625
Republic of Uruguay 4.500%, 8/14/24 (x)	250,000	271,562
Svensk Exportkredit AB 1.750%, 5/18/20	500,000	495,035
United Mexican States 4.000%, 10/2/23	250,000	260,812
4.125%, 1/21/26 (x)	250,000	259,938

Total Foreign Government Securities		7,763,467

Loan Participations (1.8%)
Consumer Discretionary (0.6%)
Automobiles (0.1%)
Navistar, Inc.
(ICE LIBOR USD 1 Month + 3.50%), 4.900%, 11/6/24 (k)	800,000	802,248

Household Durables (0.0%)
Securus, Inc.
(ICE LIBOR USD 3 Month + 8.25%), 9.873%, 11/1/25 (k)	700,000	706,125

Media (0.2%)
iHeartCommunications, Inc.
(ICE LIBOR USD 3 Month + 6.75%), 8.443%, 1/30/19 (k)	2,539,722	1,906,907
(ICE LIBOR USD 3 Month + 7.50%), 9.193%, 7/30/19 (k)	816,818	610,571

		2,517,478

Multiline Retail (0.3%)
Belk, Inc.
(ICE LIBOR USD 3 Month + 4.75%), 6.099%, 12/12/22 (k)	4,909,155	3,994,825

Total Consumer Discretionary		8,020,676

Consumer Staples (0.1%)
Food & Staples Retailing (0.1%)
BJ’s Wholesale Club, Inc.
(ICE LIBOR USD 3 Month + 3.50%), 4.953%, 2/3/24 (k)	797,995	784,574
(ICE LIBOR USD 3 Month + 7.50%), 8.953%, 1/27/25 (k)	700,000	681,042

		1,465,616

Total Consumer Staples		1,465,616

Health Care (0.3%)
Health Care Providers & Services (0.0%)
Community Health Systems, Inc.
(ICE LIBOR USD 3 Month + 3.00%), 4.479%, 1/27/21 (k)	341,345	324,800

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/FRANKLIN BALANCED MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

	Principal Amount	Value (Note 1)

Pharmaceuticals (0.3%)
Vizient, Inc.
(ICE LIBOR USD 1 Month + 3.50%), 5.069%, 2/13/23 (k)	$3,284,118	$3,293,697

Total Health Care		3,618,497

Industrials (0.2%)
Commercial Services & Supplies (0.1%)
West Corp.
(ICE LIBOR USD 1 Month + 4.00%), 5.350%, 10/3/24 (k)	881,883	883,718

Electrical Equipment (0.1%)
Cortes NP Acquisition Corp.
(ICE LIBOR USD 1 Month + 4.00%), 5.350%, 11/30/23 (k)	902,586	902,586

Total Industrials		1,786,304

Information Technology (0.3%)
Internet Software & Services (0.2%)
Internet Brands, Inc.
(ICE LIBOR USD 3 Month + 3.75%), 5.338%, 7/8/21 (k)	997,500	998,925
(ICE LIBOR USD 3 Month + 7.50%), 9.088%, 8/16/25 (k)	1,000,000	1,001,250

		2,000,175

Software (0.1%)
Misys Ltd.
(ICE LIBOR USD 3 Month + 3.50%), 4.979%, 6/13/24 (k)	1,995,000	1,999,822

Total Information Technology		3,999,997

Utilities (0.3%)
Independent Power and Renewable Electricity Producers (0.3%)
InterGen NV
(ICE LIBOR USD 1 Month + 4.50%), 6.070%, 6/12/20 (k)	797,911	796,914
Talen Energy Supply LLC
(ICE LIBOR USD 1 Month + 4.00%), 5.569%, 7/15/23 (k)	992,500	1,000,358
(ICE LIBOR USD 1 Month + 4.00%), 5.569%, 4/15/24 (k)	1,982,000	1,989,432

Total Utilities		3,786,704

Total Loan Participations		22,677,794

Municipal Bonds (0.0%)
New Jersey Economic Development Authority, State Pension Funding Bonds, Series B, AGM (Zero Coupon), 2/15/20	50,000	47,005
State of Illinois, General Obligation Bonds, Series 2011 5.877%, 3/1/19	100,000	103,116

Total Municipal Bonds		150,121

Supranational (0.6%)
Asian Development Bank 1.875%, 4/12/19	250,000	249,735
1.625%, 3/16/21	500,000	490,752
2.375%, 8/10/27	150,000	146,796
2.500%, 11/2/27	200,000	197,657

Council of Europe Development Bank 1.625%, 3/10/20	500,000	495,200
European Investment Bank 1.625%, 12/18/18	150,000	149,546
1.750%, 6/17/19	500,000	498,214
1.625%, 3/16/20	500,000	494,712
4.000%, 2/16/21	200,000	210,546
2.125%, 4/13/26	500,000	483,183
2.375%, 5/24/27	200,000	195,539
Inter-American Development Bank 1.250%, 10/15/19	250,000	246,569
1.750%, 10/15/19	500,000	497,500
3.875%, 2/14/20	150,000	155,557
3.000%, 10/4/23	250,000	256,405
2.375%, 7/7/27	150,000	147,191
International Bank for Reconstruction & Development 1.875%, 3/15/19	250,000	249,879
0.875%, 8/15/19	750,000	736,783
1.625%, 3/9/21	250,000	245,514
2.250%, 6/24/21	500,000	499,977
2.000%, 1/26/22	500,000	493,892
2.125%, 2/13/23	200,000	197,065
International Finance Corp. 1.750%, 9/16/19	250,000	248,760

Total Supranational		7,586,972

U.S. Government Agency Securities (0.6%)
FHLB 1.125%, 6/21/19	2,000,000	1,976,960
1.375%, 9/28/20	300,000	294,754
5.375%, 8/15/24	300,000	353,632
FHLMC 1.125%, 8/12/21	758,000	731,382
2.375%, 1/13/22	1,850,000	1,862,761
FNMA 1.750%, 9/12/19	2,000,000	1,994,171
2.125%, 4/24/26	350,000	338,853

Total U.S. Government Agency Securities		7,552,513

U.S. Treasury Obligations (13.2%)
U.S. Treasury Bonds 8.125%, 8/15/19	1,704,000	1,872,403
8.500%, 2/15/20	592,000	673,585
7.625%, 2/15/25	2,000,000	2,693,281
6.000%, 2/15/26	500,000	633,711
6.500%, 11/15/26	1,300,000	1,726,461
6.375%, 8/15/27	1,000,000	1,341,680
U.S. Treasury Notes 1.250%, 1/31/19	650,000	645,887
1.375%, 2/28/19	500,000	497,246
1.500%, 2/28/19	1,500,000	1,493,936
1.625%, 3/31/19	1,000,000	997,070
1.250%, 4/30/19	3,700,000	3,670,588
1.625%, 4/30/19	800,000	797,562
3.125%, 5/15/19	900,000	915,240
1.125%, 5/31/19	1,000,000	989,961
1.500%, 5/31/19	2,500,000	2,487,402
1.250%, 6/30/19	1,290,000	1,278,536
1.625%, 6/30/19	500,000	498,272
0.875%, 7/31/19	500,000	492,422

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/FRANKLIN BALANCED MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

	Principal Amount	Value (Note 1)

1.625%, 7/31/19	$1,000,000	$996,309
1.000%, 8/31/19	2,000,000	1,971,641
1.250%, 8/31/19	690,000	682,965
1.750%, 9/30/19	2,200,000	2,195,016
1.250%, 10/31/19	200,000	197,750
1.000%, 11/15/19	1,750,000	1,721,870
3.375%, 11/15/19	1,065,000	1,094,288
1.000%, 11/30/19	1,100,000	1,081,867
1.500%, 11/30/19	3,000,000	2,978,028
1.750%, 11/30/19	1,500,000	1,496,250
1.375%, 12/15/19	2,500,000	2,475,391
1.125%, 12/31/19	1,500,000	1,477,617
1.625%, 12/31/19	1,000,000	994,766
3.625%, 2/15/20	995,000	1,030,563
1.375%, 2/29/20	800,000	791,031
1.125%, 3/31/20	2,200,000	2,162,188
1.375%, 3/31/20	1,500,000	1,482,363
1.500%, 4/15/20	3,000,000	2,971,992
1.375%, 4/30/20	800,000	790,062
3.500%, 5/15/20	3,450,000	3,575,197
1.375%, 5/31/20	450,000	444,252
1.625%, 6/30/20	400,000	397,031
2.000%, 7/31/20	500,000	500,820
2.625%, 8/15/20	1,325,000	1,347,981
1.375%, 8/31/20	1,100,000	1,083,930
1.375%, 9/30/20	1,500,000	1,477,148
2.000%, 9/30/20	1,100,000	1,101,461
1.375%, 10/31/20	1,700,000	1,672,508
1.625%, 11/30/20	1,100,000	1,089,000
1.750%, 12/31/20	3,500,000	3,476,074
3.625%, 2/15/21	850,000	891,371
2.000%, 2/28/21	2,000,000	1,998,750
3.125%, 5/15/21	6,500,000	6,726,485
1.375%, 5/31/21	2,000,000	1,955,000
1.125%, 6/30/21	1,300,000	1,259,020
2.125%, 6/30/21	800,000	801,562
2.250%, 7/31/21	2,480,400	2,495,030
2.125%, 8/15/21	1,550,000	1,552,059
1.125%, 9/30/21	1,500,000	1,447,383
2.125%, 9/30/21	1,000,000	1,000,625
1.250%, 10/31/21	700,000	678,180
2.000%, 11/15/21	3,000,000	2,990,977
1.750%, 11/30/21	4,000,000	3,944,375
1.875%, 11/30/21	2,000,000	1,983,750
2.000%, 12/31/21	1,000,000	995,078
2.125%, 12/31/21	750,000	750,147
1.500%, 1/31/22	600,000	585,188
1.750%, 2/28/22	400,000	393,875
1.875%, 2/28/22	2,200,000	2,176,109
1.750%, 3/31/22	2,500,000	2,458,984
1.875%, 3/31/22	500,000	494,297
1.750%, 4/30/22	1,000,000	982,695
1.875%, 4/30/22	1,300,000	1,284,461
1.750%, 5/15/22	1,000,000	983,750
1.750%, 5/31/22	300,000	294,762
1.750%, 6/30/22	1,300,000	1,276,641
2.125%, 6/30/22	2,800,000	2,794,640
1.875%, 7/31/22	3,500,000	3,452,695
2.000%, 7/31/22	1,100,000	1,091,664
1.625%, 8/31/22	1,800,000	1,755,633
1.875%, 8/31/22	3,000,000	2,957,812
1.750%, 9/30/22	3,500,000	3,429,727

1.875%, 9/30/22	600,000	591,328
2.000%, 11/30/22	3,500,000	3,468,555
1.750%, 1/31/23	200,000	195,508
1.500%, 3/31/23	700,000	674,789
1.750%, 5/15/23	2,000,000	1,951,016
1.625%, 5/31/23	1,000,000	968,711
2.500%, 8/15/23	500,000	506,855
1.375%, 8/31/23	500,000	476,660
1.375%, 9/30/23	1,000,000	952,539
2.750%, 11/15/23	650,000	667,672
2.125%, 11/30/23	500,000	495,957
2.750%, 2/15/24	1,200,000	1,231,500
2.500%, 5/15/24	3,500,000	3,539,238
2.000%, 6/30/24	800,000	784,688
2.375%, 8/15/24	2,500,000	2,508,106
2.250%, 11/15/24	1,800,000	1,790,859
2.250%, 12/31/24	1,500,000	1,491,799
2.000%, 2/15/25	3,790,000	3,704,873
2.125%, 5/15/25	1,000,000	984,688
2.000%, 8/15/25	3,000,000	2,924,297
2.250%, 11/15/25	1,800,000	1,784,109
1.625%, 2/15/26	3,800,000	3,588,625
1.625%, 5/15/26	1,400,000	1,318,734
1.500%, 8/15/26	1,850,000	1,721,150
2.000%, 11/15/26	200,000	193,586
2.250%, 2/15/27	1,300,000	1,283,039
2.375%, 5/15/27	2,700,000	2,692,406
2.250%, 8/15/27	1,600,000	1,577,625
2.250%, 11/15/27	1,100,000	1,084,617

Total U.S. Treasury Obligations		171,498,856

Total Long-Term Debt Securities (42.7%) (Cost $548,671,265)		553,344,693

	Number of Shares	Value (Note 1)
PREFERRED STOCK:
Industrials (0.0%)
Air Freight & Logistics (0.0%)
CEVA Holdings LLC,
Series A-2 0.000% (r)*	1,408	538,549

Total Preferred Stock (0.0%) (Cost $1,958,219)		538,549

CONVERTIBLE PREFERRED STOCKS:
Financials (0.2%)
Banks (0.2%)
Wells Fargo & Co.,
Series L 7.500%	2,500	3,274,975

Total Financials		3,274,975

Health Care (0.1%)
Pharmaceuticals (0.1%)
Allergan plc,
Series A 5.500%	2,000	1,172,500

Total Health Care		1,172,500

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/FRANKLIN BALANCED MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

	Number of Shares	Value (Note 1)

Industrials (0.0%)
Air Freight & Logistics (0.0%)
CEVA Holdings LLC,
Series A-1 0.000% (r)*	31	$16,073

Total Industrials		16,073

Utilities (0.3%)
Electric Utilities (0.3%)
NextEra Energy, Inc., 6.371% (x)	50,000	3,479,000

Total Utilities		3,479,000

Total Convertible Preferred Stocks (0.6%) (Cost $5,775,370)		7,942,548

COMMON STOCKS:
Consumer Discretionary (4.2%)
Auto Components (0.0%)
Aptiv plc	2,555	216,741
BorgWarner, Inc.	1,903	97,224
Goodyear Tire & Rubber Co. (The)	2,403	77,641

		391,606

Automobiles (1.5%)
Daimler AG (Registered)	50,000	4,247,469
Ford Motor Co.	634,334	7,922,832
General Motors Co.	175,651	7,199,934
Harley-Davidson, Inc. (x)	1,670	84,970

		19,455,205

Distributors (0.0%)
Genuine Parts Co.	1,405	133,489
LKQ Corp.*	2,941	119,610

		253,099

Diversified Consumer Services (0.0%)
H&R Block, Inc.	1,971	51,680

Hotels, Restaurants & Leisure (0.3%)
Carnival Corp.	3,889	258,113
Chipotle Mexican Grill, Inc. (x)*	239	69,078
Darden Restaurants, Inc.	1,187	113,976
Hilton Worldwide Holdings, Inc.	1,955	156,126
Marriott International, Inc., Class A	2,913	395,382
McDonald’s Corp.	7,629	1,313,103
MGM Resorts International	4,939	164,913
Norwegian Cruise Line Holdings Ltd.*	1,696	90,312
Royal Caribbean Cruises Ltd.	1,652	197,051
Starbucks Corp.	13,588	780,359
Wyndham Worldwide Corp.	936	108,454
Wynn Resorts Ltd.	762	128,466
Yum Brands, Inc.	3,205	261,560

		4,036,893

Household Durables (0.2%)
DR Horton, Inc.	3,273	167,152
Garmin Ltd.	1,094	65,170
Leggett & Platt, Inc. (x)	1,264	60,331
Lennar Corp., Class A	1,952	123,444

Mohawk Industries, Inc.*	604	166,644
Newell Brands, Inc.	34,748	1,073,713
PulteGroup, Inc.	2,639	87,747
Whirlpool Corp.	666	112,314

		1,856,515

Internet & Direct Marketing Retail (0.5%)
Amazon.com, Inc.*	3,827	4,475,562
Expedia, Inc.	1,160	138,933
Netflix, Inc.*	4,148	796,250
Priceline Group, Inc. (The)*	465	808,049
TripAdvisor, Inc.*	1,039	35,804

		6,254,598

Leisure Products (0.0%)
Hasbro, Inc.	1,073	97,525
Mattel, Inc. (x)	3,261	50,154

		147,679

Media (0.5%)
CBS Corp. (Non-Voting), Class B	3,521	207,739
Charter Communications, Inc., Class A*	1,855	623,206
Comcast Corp., Class A	44,621	1,787,071
Discovery Communications, Inc., Class A (x)*	1,475	33,011
Discovery Communications, Inc., Class C*	2,024	42,847
DISH Network Corp., Class A*	2,170	103,617
Interpublic Group of Cos., Inc. (The)	3,775	76,104
News Corp., Class A	3,449	55,908
News Corp., Class B	1,216	20,186
Omnicom Group, Inc.	2,220	161,683
Scripps Networks Interactive, Inc., Class A	915	78,123
Time Warner, Inc.	7,458	682,183
Twenty-First Century Fox, Inc., Class A	10,211	352,586
Twenty-First Century Fox, Inc., Class B	4,185	142,792
Viacom, Inc., Class B	3,360	103,522
Walt Disney Co. (The)	14,450	1,553,519

		6,024,097

Multiline Retail (0.7%)
Dollar General Corp.	2,487	231,316
Dollar Tree, Inc.*	2,258	242,306
Kohl’s Corp.	1,621	87,907
Macy’s, Inc.	2,908	73,252
Nordstrom, Inc. (x)	1,129	53,492
Target Corp.	134,165	8,754,266

		9,442,539

Specialty Retail (0.4%)
Advance Auto Parts, Inc.	705	70,281
AutoZone, Inc.*	259	184,245
Best Buy Co., Inc.	2,428	166,245
CarMax, Inc.*	1,767	113,318
Foot Locker, Inc.	1,106	51,849
Gap, Inc. (The)	2,160	73,570
Home Depot, Inc. (The)	11,177	2,118,377

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/FRANKLIN BALANCED MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

	Number of Shares	Value (Note 1)

L Brands, Inc.	2,343	$141,096
Lowe’s Cos., Inc.	7,966	740,360
O’Reilly Automotive, Inc.*	810	194,837
Ross Stores, Inc.	3,655	293,314
Signet Jewelers Ltd.	556	31,442
Tiffany & Co.	959	99,688
TJX Cos., Inc. (The)	6,144	469,770
Tractor Supply Co.	1,227	91,718
Ulta Beauty, Inc.*	556	124,355

		4,964,465

Textiles, Apparel & Luxury Goods (0.1%)
Hanesbrands, Inc. (x)	3,477	72,704
Michael Kors Holdings Ltd.*	1,488	93,670
NIKE, Inc., Class B	12,624	789,631
PVH Corp.	744	102,084
Ralph Lauren Corp. (x)	526	54,541
Tapestry, Inc.	2,682	118,625
Under Armour, Inc., Class A (x)*	1,671	24,113
Under Armour, Inc., Class C (x)*	1,898	25,281
VF Corp.	3,152	233,248

		1,513,897

Total Consumer Discretionary		54,392,273

Consumer Staples (3.5%)
Beverages (2.2%)
Anheuser-Busch InBev SA (ADR)	57,000	6,358,920
Brown-Forman Corp., Class B	1,865	128,070
Coca-Cola Co. (The)	231,197	10,607,318
Constellation Brands, Inc., Class A	1,666	380,798
Dr Pepper Snapple Group, Inc.	1,757	170,534
Molson Coors Brewing Co., Class B	1,763	144,689
Monster Beverage Corp.*	3,957	250,439
PepsiCo, Inc.	86,570	10,381,474

		28,422,242

Food & Staples Retailing (0.3%)
Costco Wholesale Corp.	4,184	778,726
CVS Health Corp.	9,734	705,715
Kroger Co. (The)	8,670	237,991
Sysco Corp.	4,582	278,265
Walgreens Boots Alliance, Inc.	8,275	600,931
Wal-Mart Stores, Inc.	14,015	1,383,981

		3,985,609

Food Products (0.2%)
Archer-Daniels-Midland Co.	5,303	212,544
Campbell Soup Co. (x)	1,829	87,993
Conagra Brands, Inc.	3,861	145,444
General Mills, Inc.	5,379	318,921
Hershey Co. (The)	1,336	151,649
Hormel Foods Corp.	2,574	93,668
JM Smucker Co. (The)	1,110	137,906
Kellogg Co.	2,415	164,172
Kraft Heinz Co. (The)	5,693	442,688
McCormick & Co., Inc. (Non-Voting)	1,143	116,483

Mondelez International, Inc., Class A	14,323	613,025
Tyson Foods, Inc., Class A	2,847	230,806

		2,715,299

Household Products (0.3%)
Church & Dwight Co., Inc.	2,378	119,304
Clorox Co. (The)	1,229	182,802
Colgate-Palmolive Co.	8,425	635,666
Kimberly-Clark Corp.	3,385	408,434
Procter & Gamble Co. (The)	24,396	2,241,505

		3,587,711

Personal Products (0.0%)
Coty, Inc., Class A	4,500	89,505
Estee Lauder Cos., Inc. (The), Class A	2,135	271,658

		361,163

Tobacco (0.5%)
Altria Group, Inc.	18,213	1,300,590
Philip Morris International, Inc.	49,877	5,269,505

		6,570,095

Total Consumer Staples		45,642,119

Energy (5.4%)
Energy Equipment & Services (0.6%)
Baker Hughes a GE Co.	84,063	2,659,753
Halliburton Co.	63,426	3,099,628
Helmerich & Payne, Inc. (x)	1,011	65,351
National Oilwell Varco, Inc.	3,631	130,789
Schlumberger Ltd.	13,252	893,052
TechnipFMC plc	4,183	130,970
Weatherford International plc (x)*	250,000	1,042,500

		8,022,043

Oil, Gas & Consumable Fuels (4.8%)
Anadarko Petroleum Corp.	50,209	2,693,211
Andeavor	1,376	157,332
Apache Corp.	3,626	153,090
BP plc (ADR)	200,000	8,406,000
Cabot Oil & Gas Corp.	4,440	126,984
Chesapeake Energy Corp. (x)*	8,861	35,089
Chevron Corp.	98,164	12,289,151
Cimarex Energy Co.	906	110,541
Concho Resources, Inc.*	1,412	212,111
ConocoPhillips	11,437	627,777
Devon Energy Corp.	5,010	207,414
EOG Resources, Inc.	5,571	601,166
EQT Corp.	2,402	136,722
Exxon Mobil Corp.	70,523	5,898,544
Hess Corp.	2,578	122,378
Kinder Morgan, Inc.	18,322	331,078
Marathon Oil Corp.	8,118	137,438
Marathon Petroleum Corp.	4,671	308,192
Newfield Exploration Co.*	1,898	59,844
Noble Energy, Inc.	4,636	135,093
Occidental Petroleum Corp.	79,388	5,847,720
ONEOK, Inc.	3,744	200,117
Phillips 66	4,094	414,108
Pioneer Natural Resources Co.	1,622	280,363
Range Resources Corp.	2,268	38,692

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/FRANKLIN BALANCED MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

	Number of Shares	Value (Note 1)
Royal Dutch Shell plc (ADR), Class A	322,300	$21,500,633
Valero Energy Corp.	4,179	384,092
Williams Cos., Inc. (The)	7,885	240,414

		61,655,294

Total Energy		69,677,337

Financials (5.9%)
Banks (4.0%)
Bank of America Corp.	437,839	12,925,007
BB&T Corp.	7,552	375,485
Citigroup, Inc.	25,304	1,882,871
Citizens Financial Group, Inc.	4,658	195,543
Comerica, Inc.	1,687	146,449
Fifth Third Bancorp	6,707	203,490
Huntington Bancshares, Inc.	10,389	151,264
JPMorgan Chase & Co.	125,201	13,388,995
KeyCorp	10,140	204,524
M&T Bank Corp.	1,463	250,158
People’s United Financial, Inc.	3,212	60,064
PNC Financial Services Group, Inc. (The)‡	4,521	652,335
Regions Financial Corp.	11,099	191,791
SunTrust Banks, Inc.	4,512	291,430
US Bancorp	120,078	6,433,779
Wells Fargo & Co.	242,398	14,706,287
Zions Bancorp	1,932	98,204

		52,157,676

Capital Markets (0.5%)
Affiliated Managers Group, Inc.	540	110,835
Ameriprise Financial, Inc.	1,409	238,783
Bank of New York Mellon Corp. (The)	9,803	527,990
BlackRock, Inc.‡	1,182	607,205
Cboe Global Markets, Inc.	1,074	133,810
Charles Schwab Corp. (The)	11,373	584,231
CME Group, Inc.	3,283	479,482
E*TRADE Financial Corp.*	2,622	129,972
Franklin Resources, Inc.	3,120	135,190
Goldman Sachs Group, Inc. (The)	3,357	855,229
Intercontinental Exchange, Inc.	5,646	398,382
Invesco Ltd.	3,883	141,885
Moody’s Corp.	1,588	234,405
Morgan Stanley	13,326	699,215
Nasdaq, Inc.	1,087	83,514
Northern Trust Corp.	2,058	205,574
Raymond James Financial, Inc.	1,222	109,125
S&P Global, Inc.	2,421	410,117
State Street Corp.	3,562	347,687
T. Rowe Price Group, Inc.	2,301	241,444

		6,674,075

Consumer Finance (0.1%)
American Express Co.	6,896	684,842
Capital One Financial Corp.	4,675	465,537
Discover Financial Services	3,433	264,066
Navient Corp.	2,473	32,940
Synchrony Financial	6,959	268,687

		1,716,072

Diversified Financial Services (0.3%)
Berkshire Hathaway, Inc., Class B*	18,403	3,647,843
Leucadia National Corp.	3,036	80,423

		3,728,266

Insurance (1.0%)
Aflac, Inc.	3,785	332,247
Allstate Corp. (The)	3,473	363,658
American International Group, Inc.	8,606	512,746
Aon plc	2,377	318,518
Arthur J Gallagher & Co	1,712	108,335
Assurant, Inc.	523	52,739
Brighthouse Financial, Inc.*	938	55,004
Chubb Ltd.	4,456	651,155
Cincinnati Financial Corp.	1,430	107,207
Everest Re Group Ltd.	392	86,734
Hartford Financial Services Group, Inc. (The)	3,389	190,733
Lincoln National Corp.	2,054	157,891
Loews Corp.	2,640	132,079
Marsh & McLennan Cos., Inc.	4,918	400,276
MetLife, Inc.	142,757	7,217,794
Principal Financial Group, Inc.	2,557	180,422
Progressive Corp. (The)	5,540	312,013
Prudential Financial, Inc.	4,089	470,153
Torchmark Corp.	1,039	94,248
Travelers Cos., Inc. (The)	2,614	354,563
Unum Group	2,178	119,550
Willis Towers Watson plc	1,236	186,253
XL Group Ltd.	2,497	87,795

		12,492,113

Total Financials		76,768,202

Health Care (5.8%)
Biotechnology (0.5%)
AbbVie, Inc.	15,252	1,475,021
Alexion Pharmaceuticals, Inc.*	2,142	256,162
Amgen, Inc.	6,959	1,210,170
Biogen, Inc.*	2,035	648,290
Celgene Corp.*	7,535	786,352
Gilead Sciences, Inc.	12,551	899,154
Incyte Corp.*	1,690	160,060
Regeneron Pharmaceuticals, Inc.*	741	278,586
Vertex Pharmaceuticals, Inc.*	2,416	362,062

		6,075,857

Health Care Equipment & Supplies (0.7%)
Abbott Laboratories	16,671	951,414
Align Technology, Inc.*	687	152,644
Baxter International, Inc.	4,776	308,721
Becton Dickinson and Co.	2,550	545,815
Boston Scientific Corp.*	13,067	323,931
Cooper Cos., Inc. (The)	466	101,532
Danaher Corp.	5,898	547,452
DENTSPLY SIRONA, Inc.	2,188	144,036
Edwards Lifesciences Corp.*	2,059	232,070
Hologic, Inc.*	2,672	114,228
IDEXX Laboratories, Inc.*	841	131,516
Intuitive Surgical, Inc.*	1,071	390,851

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/FRANKLIN BALANCED MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

	Number of Shares	Value (Note 1)

Medtronic plc	58,494	$4,723,390
ResMed, Inc.	1,354	114,670
Stryker Corp.	3,069	475,204
Varian Medical Systems, Inc.*	878	97,590
Zimmer Biomet Holdings, Inc.	1,920	231,686

		9,586,750

Health Care Providers & Services (0.5%)
Aetna, Inc.	3,118	562,456
AmerisourceBergen Corp.	1,585	145,535
Anthem, Inc.	2,458	553,075
Cardinal Health, Inc.	3,013	184,606
Centene Corp.*	1,645	165,948
Cigna Corp.	2,360	479,292
DaVita, Inc.*	1,393	100,644
Envision Healthcare Corp.*	1,032	35,666
Express Scripts Holding Co.*	5,408	403,653
HCA Healthcare, Inc.*	2,730	239,803
Henry Schein, Inc.*	1,514	105,798
Humana, Inc.	1,351	335,143
Laboratory Corp. of America Holdings*	976	155,682
McKesson Corp.	1,969	307,066
Patterson Cos., Inc.	761	27,495
Quest Diagnostics, Inc.	1,306	128,628
UnitedHealth Group, Inc.	9,268	2,043,223
Universal Health Services, Inc., Class B	854	96,801

		6,070,514

Health Care Technology (0.0%)
Cerner Corp.*	3,001	202,237

Life Sciences Tools & Services (0.1%)
Agilent Technologies, Inc.	3,075	205,933
Illumina, Inc.*	1,393	304,357
IQVIA Holdings, Inc.*	1,379	135,004
Mettler-Toledo International, Inc.*	246	152,402
PerkinElmer, Inc.	1,051	76,849
Thermo Fisher Scientific, Inc.	3,848	730,658
Waters Corp.*	764	147,597

		1,752,800

Pharmaceuticals (4.0%)
Allergan plc	3,177	519,694
AstraZeneca plc	79,600	5,503,638
Bristol-Myers Squibb Co.	15,720	963,322
Eli Lilly & Co.	74,272	6,273,013
Johnson & Johnson	25,700	3,590,804
Merck & Co., Inc.	110,805	6,234,997
Mylan NV*	71,814	3,038,450
Perrigo Co. plc	1,265	110,257
Pfizer, Inc.	382,020	13,836,765
Roche Holding AG	15,000	3,794,448
Sanofi (ADR)	163,500	7,030,500
Zoetis, Inc.	4,682	337,291

		51,233,179

Total Health Care		74,921,337

Industrials (4.4%)
Aerospace & Defense (0.4%)
Arconic, Inc.	4,054	110,471
Boeing Co. (The)	5,356	1,579,538

General Dynamics Corp.	2,656	540,363
L3 Technologies, Inc.	743	147,003
Lockheed Martin Corp.	2,375	762,494
Northrop Grumman Corp.	1,666	511,312
Raytheon Co.	2,778	521,847
Rockwell Collins, Inc.	1,549	210,075
Textron, Inc.	2,554	144,531
TransDigm Group, Inc.	467	128,248
United Technologies Corp.	7,104	906,257

		5,562,139

Air Freight & Logistics (0.2%)
CEVA Holdings LLC (r)*	1,065	407,309
CH Robinson Worldwide, Inc.	1,344	119,737
Expeditors International of Washington, Inc.	1,718	111,137
FedEx Corp.	2,374	592,408
United Parcel Service, Inc., Class B	6,570	782,816

		2,013,407

Airlines (0.1%)
Alaska Air Group, Inc.	1,179	86,668
American Airlines Group, Inc.	3,999	208,068
Delta Air Lines, Inc.	6,232	348,992
Southwest Airlines Co.	5,247	343,416
United Continental Holdings, Inc.*	2,362	159,199

		1,146,343

Building Products (0.1%)
Allegion plc	908	72,241
AO Smith Corp.	1,405	86,098
Fortune Brands Home & Security, Inc.	1,473	100,812
Johnson Controls International plc	8,799	335,330
Masco Corp.	3,062	134,544

		729,025

Commercial Services & Supplies (0.5%)
Cintas Corp.	824	128,404
Republic Services, Inc.	82,206	5,557,948
Stericycle, Inc.*	760	51,672
Waste Management, Inc.	3,808	328,630

		6,066,654

Construction & Engineering (0.0%)
Fluor Corp.	1,307	67,507
Jacobs Engineering Group, Inc.	1,121	73,941
Quanta Services, Inc.*	1,509	59,017

		200,465

Electrical Equipment (0.1%)
Acuity Brands, Inc.	425	74,800
AMETEK, Inc.	2,195	159,071
Eaton Corp. plc	4,268	337,215
Emerson Electric Co.	6,143	428,106
Rockwell Automation, Inc.	1,228	241,118

		1,240,310

Industrial Conglomerates (1.3%)
3M Co.	5,712	1,344,434
General Electric Co.	783,003	13,663,402

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/FRANKLIN BALANCED MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

	Number of Shares	Value (Note 1)

Honeywell International, Inc.	7,315	$1,121,828
Roper Technologies, Inc.	974	252,266

		16,381,930

Machinery (1.1%)
Caterpillar, Inc.	5,693	897,103
Cummins, Inc.	11,471	2,026,238
Deere & Co.	63,051	9,868,112
Dover Corp.	1,484	149,869
Flowserve Corp.	1,325	55,822
Fortive Corp.	2,875	208,006
Illinois Tool Works, Inc.	2,924	487,869
Ingersoll-Rand plc	2,372	211,559
PACCAR, Inc.	3,349	238,047
Parker-Hannifin Corp.	1,270	253,467
Pentair plc	1,599	112,921
Snap-on, Inc.	553	96,388
Stanley Black & Decker, Inc.	1,458	247,408
Xylem, Inc.	1,713	116,827

		14,969,636

Professional Services (0.0%)
Equifax, Inc.	1,147	135,255
IHS Markit Ltd.*	3,461	156,264
Nielsen Holdings plc	3,205	116,662
Robert Half International, Inc.	1,215	67,481
Verisk Analytics, Inc.*	1,468	140,928

		616,590

Road & Rail (0.6%)
CSX Corp.	8,554	470,556
JB Hunt Transport Services, Inc.	818	94,054
Kansas City Southern	952	100,169
Norfolk Southern Corp.	2,717	393,693
Union Pacific Corp.	47,531	6,373,907

		7,432,379

Trading Companies & Distributors (0.0%)
Fastenal Co.	2,757	150,780
United Rentals, Inc.*	806	138,559
WW Grainger, Inc.	482	113,873

		403,212

Total Industrials		56,762,090

Information Technology (6.0%)
Communications Equipment (0.2%)
Cisco Systems, Inc.	47,307	1,811,858
F5 Networks, Inc.*	568	74,533
Harris Corp.	1,160	164,314
Juniper Networks, Inc.	3,648	103,968
Motorola Solutions, Inc.	1,560	140,930

		2,295,603

Electronic Equipment, Instruments & Components (0.1%)
Amphenol Corp., Class A	2,916	256,025
Corning, Inc.	8,311	265,869
FLIR Systems, Inc.	1,415	65,967
TE Connectivity Ltd.	3,387	321,901

		909,762

Internet Software & Services (0.8%)
Akamai Technologies, Inc.*	1,652	107,446
Alphabet, Inc., Class A*	2,853	3,005,350

Alphabet, Inc., Class C*	2,888	3,022,003
eBay, Inc.*	9,271	349,888
Facebook, Inc., Class A*	22,816	4,026,111
VeriSign, Inc. (x)*	843	96,473

		10,607,271

IT Services (0.7%)
Accenture plc, Class A	5,913	905,221
Alliance Data Systems Corp.	461	116,854
Automatic Data Processing, Inc.	4,267	500,050
Cognizant Technology Solutions Corp., Class A	5,619	399,062
CSRA, Inc.	1,578	47,214
DXC Technology Co.	2,771	262,968
Fidelity National Information Services, Inc.	3,225	303,440
Fiserv, Inc.*	2,026	265,669
Gartner, Inc.*	863	106,279
Global Payments, Inc.	1,522	152,565
International Business Machines Corp.	8,226	1,262,033
Mastercard, Inc., Class A	8,860	1,341,050
Paychex, Inc.	3,050	207,644
PayPal Holdings, Inc.*	10,858	799,366
Total System Services, Inc.	1,581	125,041
Visa, Inc., Class A	17,358	1,979,159
Western Union Co. (The)	4,499	85,526

		8,859,141

Semiconductors & Semiconductor Equipment (1.6%)
Advanced Micro Devices, Inc. (x)*	7,893	81,140
Analog Devices, Inc.	43,578	3,879,749
Applied Materials, Inc.	10,245	523,724
Broadcom Ltd.	3,904	1,002,938
Intel Corp.	244,750	11,297,660
KLA-Tencor Corp.	1,495	157,080
Lam Research Corp.	1,539	283,284
Microchip Technology, Inc.(x)	2,259	198,521
Micron Technology, Inc.*	11,033	453,677
NVIDIA Corp.	5,798	1,121,913
Qorvo, Inc.*	1,214	80,852
QUALCOMM, Inc.	14,093	902,234
Skyworks Solutions, Inc.	1,760	167,112
Texas Instruments, Inc.	9,429	984,765
Xilinx, Inc.	2,463	166,055

		21,300,704

Software (1.5%)
Activision Blizzard, Inc.	7,294	461,856
Adobe Systems, Inc.*	4,717	826,607
ANSYS, Inc.*	816	120,433
Autodesk, Inc.*	2,090	219,095
CA, Inc.	2,991	99,541
Cadence Design Systems, Inc.*	2,669	111,618
Citrix Systems, Inc.*	1,362	119,856
Electronic Arts, Inc.*	2,958	310,767
Intuit, Inc.	2,322	366,365
Microsoft Corp.	163,791	14,010,682
Oracle Corp.	29,144	1,377,928
Red Hat, Inc.*	1,696	203,690
salesforce.com, Inc.*	6,569	671,549
Symantec Corp.	6,031	169,230
Synopsys, Inc.*	1,435	122,319

		19,191,536

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/FRANKLIN BALANCED MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

	Number of Shares	Value (Note 1)

Technology Hardware, Storage & Peripherals (1.1%)
Apple, Inc.	79,124	$13,390,155
Hewlett Packard Enterprise Co.	14,980	215,113
HP, Inc.	16,063	337,484
NetApp, Inc.	2,588	143,168
Seagate Technology plc	2,799	117,110
Western Digital Corp.	2,848	226,501
Xerox Corp.	1,982	57,775

		14,487,306

Total Information Technology		77,651,323

Materials (2.9%)
Chemicals (1.9%)
Air Products & Chemicals, Inc.	2,077	340,794
Albemarle Corp.	1,057	135,180
BASF SE	82,000	9,026,087
CF Industries Holdings, Inc.	2,228	94,779
DowDuPont, Inc.	169,187	12,049,498
Eastman Chemical Co.	1,392	128,955
Ecolab, Inc.	2,490	334,108
FMC Corp.	1,279	121,070
International Flavors & Fragrances, Inc.	754	115,068
LyondellBasell Industries NV, Class A	3,086	340,448
Monsanto Co.	4,186	488,841
Mosaic Co. (The)	3,354	86,064
PPG Industries, Inc.	2,444	285,508
Praxair, Inc.	2,727	421,812
Sherwin-Williams Co. (The)	791	324,342

		24,292,554

Construction Materials (0.0%)
Martin Marietta Materials, Inc.	600	132,624
Vulcan Materials Co.	1,268	162,773

		295,397

Containers & Packaging (0.1%)
Avery Dennison Corp.	846	97,172
Ball Corp.	3,342	126,495
International Paper Co.	3,939	228,226
Packaging Corp. of America	899	108,374
Sealed Air Corp.	1,730	85,289
WestRock Co.	2,500	158,025

		803,581

Metals & Mining (0.9%)
Freeport-McMoRan, Inc.*	13,115	248,660
Newmont Mining Corp.	5,087	190,864
Nucor Corp.	3,046	193,665
Rio Tinto plc (ADR)	222,000	11,750,460

		12,383,649

Total Materials		37,775,181

Real Estate (0.8%)
Equity Real Estate Investment Trusts (REITs) (0.8%)
Alexandria Real Estate Equities, Inc. (REIT)	921	120,273
American Tower Corp. (REIT)	4,097	584,519
Apartment Investment & Management Co. (REIT), Class A	1,506	65,827

AvalonBay Communities, Inc. (REIT)	1,315	234,609
Boston Properties, Inc. (REIT)	1,467	190,754
Crown Castle International Corp. (REIT)	3,899	432,828
Digital Realty Trust, Inc. (REIT)	1,952	222,333
Duke Realty Corp. (REIT)	3,396	92,405
Equinix, Inc. (REIT)	758	343,541
Equity Residential (REIT)	3,502	223,323
Essex Property Trust, Inc. (REIT)	626	151,098
Extra Space Storage, Inc. (REIT)	1,204	105,290
Federal Realty Investment Trust (REIT)	689	91,506
GGP, Inc. (REIT)	5,973	139,708
HCP, Inc. (REIT)	4,475	116,708
Host Hotels & Resorts, Inc. (REIT)	247,068	4,904,300
Iron Mountain, Inc. (REIT)	2,519	95,042
Kimco Realty Corp. (REIT)	4,067	73,816
Macerich Co. (The) (REIT)	1,005	66,008
Mid-America Apartment Communities, Inc. (REIT)	1,086	109,208
Prologis, Inc. (REIT)	5,059	326,356
Public Storage (REIT)	1,426	298,034
Realty Income Corp. (REIT)	2,726	155,436
Regency Centers Corp. (REIT)	1,395	96,506
SBA Communications Corp. (REIT)*	1,118	182,636
Simon Property Group, Inc. (REIT)	2,978	511,442
SL Green Realty Corp. (REIT)	973	98,205
UDR, Inc. (REIT)	2,559	98,573
Ventas, Inc. (REIT)	3,386	203,194
Vornado Realty Trust (REIT)	1,643	128,450
Welltower, Inc. (REIT)	3,593	229,126
Weyerhaeuser Co. (REIT)	7,170	252,814

		10,943,868

Real Estate Management & Development (0.0%)
CBRE Group, Inc., Class A*	2,867	124,170

Total Real Estate		11,068,038

Telecommunication Services (1.0%)
Diversified Telecommunication Services (1.0%)
AT&T, Inc.	58,727	2,283,306
BCE, Inc.	50,000	2,401,750
CenturyLink, Inc.	9,226	153,889
Verizon Communications, Inc.	152,033	8,047,107

		12,886,052

Total Telecommunication Services		12,886,052

Utilities (2.5%)
Electric Utilities (1.4%)
Alliant Energy Corp.	2,170	92,464
American Electric Power Co., Inc.	4,688	344,896
Duke Energy Corp.	67,666	5,691,387
Edison International	3,106	196,424
Entergy Corp.	1,713	139,421

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/FRANKLIN BALANCED MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

	Number of Shares	Value (Note 1)

Eversource Energy	3,020	$190,804
Exelon Corp.	9,147	360,483
FirstEnergy Corp.	4,241	129,860
NextEra Energy, Inc.	4,507	703,948
PG&E Corp.	69,869	3,132,227
Pinnacle West Capital Corp.	1,063	90,546
PPL Corp.	6,515	201,639
Southern Co. (The)	129,609	6,232,897
Xcel Energy, Inc.	4,840	232,852

		17,739,848

Independent Power and Renewable Electricity Producers (0.0%)
AES Corp.	6,154	66,648
NRG Energy, Inc.	2,933	83,532

		150,180

Multi-Utilities (1.1%)
Ameren Corp.	2,312	136,385
CenterPoint Energy, Inc.	4,098	116,219
CMS Energy Corp.	2,670	126,291
Consolidated Edison, Inc.	2,983	253,406
Dominion Energy, Inc.	114,482	9,279,911
DTE Energy Co.	1,710	187,177
NiSource, Inc.	3,356	86,148
Public Service Enterprise Group, Inc.	4,824	248,436
SCANA Corp.	1,362	54,180
Sempra Energy	35,390	3,783,899
WEC Energy Group, Inc.	3,007	199,755

		14,471,807

Water Utilities (0.0%)
American Water Works Co., Inc.	1,687	154,344

Total Utilities		32,516,179

Total Common Stocks (42.4%) (Cost $343,419,555)		550,060,131

SHORT-TERM INVESTMENTS:
Investment Company (9.0%)
JPMorgan Prime Money Market Fund, IM Shares	115,777,913	115,789,491

	Principal Amount	Value (Note 1)
Repurchase Agreements (3.4%)
Bank of Nova Scotia (The),
1.39%, dated 12/29/17, due 1/2/18, repurchase price $2,000,309, collateralized by various U.S. Government Treasury Securities, ranging from 0.000%-3.750%, maturing 1/11/18-2/15/47; total market value $2,041,678. (xx)	$2,000,000	2,000,000
Bank of Nova Scotia (The),
1.39%, dated 12/29/17, due 1/2/18, repurchase price $1,800,278, collateralized by various U.S. Government Treasury Securities, ranging from 0.000%-3.750%, maturing 1/11/18-2/15/47; total market value $1,837,510. (xx)	1,800,000	1,800,000

Citigroup Global Markets Ltd., 1.40%, dated 12/29/17, due 1/2/18, repurchase price $2,800,436, collateralized by various Foreign Government Agency Securities, ranging from 1.625%-2.500%, maturing 3/16/21-7/29/25, U.S. Government Treasury Securities, ranging from 0.875%-7.250%, maturing from 8/15/20-2/15/47; total market value $2,856,000. (xx)	2,800,000	$2,800,000
Citigroup Global Markets, Inc., 1.60%, dated 12/29/17, due 1/2/18, repurchase price $5,000,889, collateralized by various Common Stocks; total market value $5,500,002. (xx)	5,000,000	5,000,000
Citigroup Global Markets, Inc., 1.60%, dated 12/29/17, due 1/2/18, repurchase price $1,500,267, collateralized by various Common Stocks; total market value $1,650,001. (xx)	1,500,000	1,500,000
Deutsche Bank AG, 1.81%, dated 12/29/17, due 1/2/18, repurchase price $3,300,664, collateralized by various Common Stocks, U.S. Government Treasury Securities, ranging from 1.875%-2.250%, maturing 4/30/22-8/15/46; total market value $3,670,330. (xx)	3,300,000	3,300,000
Deutsche Bank AG, 1.81%, dated 12/29/17, due 1/2/18, repurchase price $4,000,804, collateralized by various Common Stocks, U.S. Government Treasury Securities, ranging from 1.875%-2.250%, maturing 4/30/22-8/15/46; total market value $4,448,885. (xx)	4,000,000	4,000,000
Deutsche Bank AG, 1.81%, dated 12/29/17, due 1/2/18, repurchase price $500,101, collateralized by various Common Stocks, U.S. Government Treasury Securities, ranging from 1.875%-2.250%, maturing 4/30/22-8/15/46; total market value $556,111. (xx)	500,000	500,000
Deutsche Bank AG, 1.81%, dated 12/29/17, due 1/2/18, repurchase price $2,200,442, collateralized by various Common Stocks, U.S. Government Treasury Securities, ranging from 1.875%-2.250%, maturing 4/30/22-8/15/46; total market value $2,446,887. (xx)	2,200,000	2,200,000

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/FRANKLIN BALANCED MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

	Principal Amount	Value (Note 1)

Deutsche Bank AG, 1.55%, dated 12/29/17, due 1/2/18, repurchase price $3,200,551, collateralized by various Corporate Bonds, ranging from 1.750%-1.875%, maturing 9/5/19-4/14/22, Foreign Government Agency Securities, ranging from 1.875%-2.000%, maturing 3/15/19-5/2/25; total market value $3,264,002. (xx)	$3,200,000	$3,200,000
NBC Global Finance Ltd., 1.59%, dated 12/29/17, due 1/2/18, repurchase price $3,300,583, collateralized by various Common Stocks; total market value $3,671,008. (xx)	3,300,000	3,300,000
NBC Global Finance Ltd., 1.59%, dated 12/29/17, due 1/2/18, repurchase price $3,700,654, collateralized by various Common Stocks; total market value $4,115,979. (xx)	3,700,000	3,700,000
NBC Global Finance Ltd., 1.59%, dated 12/29/17, due 1/2/18, repurchase price $3,800,671, collateralized by various Common Stocks; total market value $4,227,221. (xx)	3,800,000	3,800,000
Nomura Securities Co. Ltd., 1.40%, dated 12/29/17, due 1/2/18, repurchase price $1,000,156, collateralized by various U.S. Government Treasury Securities, ranging from 0.000%-2.000%, maturing 1/4/18-2/15/42; total market value $1,020,001. (xx)	1,000,000	1,000,000
RBS Securities, Inc., 1.37%, dated 12/29/17, due 1/2/18, repurchase price $541,299, collateralized by various U.S. Government Treasury Securities, ranging from 1.750%-1.875%, maturing 2/28/22-9/30/22; total market value $552,044. (xx)	541,217	541,217
Societe Generale SA, 1.32%, dated 12/29/17, due 1/5/18, repurchase price $6,001,540, collateralized by various U.S. Government Treasury Securities, ranging from 0.000%-3.000%, maturing 11/15/21-11/15/46; total market value $6,120,002. (xx)	6,000,000	6,000,000

Total Repurchase Agreements		44,641,217

Total Short-Term Investments (12.4%) (Cost $160,450,078)		160,430,708

Total Investments in Securities (98.1%) (Cost $1,060,274,487)		1,272,316,629
Other Assets Less Liabilities (1.9%)		25,258,114

Net Assets (100%)		$1,297,574,743

*	Non-income producing.
‡	All, or a portion, of the security is an affiliated company as defined under the Investment Company Act of 1940.
§	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold to qualified institutional buyers. At December 31, 2017, the market value of these securities amounted to $108,092,586 or 8.3% of net assets. Securities denoted with “§” but without “b” have been determined to be liquid under the guidelines established by the Board of Trustees. To the extent any securities might provide a right to demand registration, such rights have not been relied upon when determining liquidity.
(k)	Variable or floating rate security, linked to the referenced benchmark. The interest rate shown was the current rate as of December 31, 2017.
(r)	Value determined using significant unobservable inputs.
(x)	All or a portion of security is on loan at December 31, 2017.
(xx)	At December 31, 2017, the Portfolio had loaned securities with a total value of $43,593,132. This was secured by cash collateral of $44,641,217 which was subsequently invested in joint repurchase agreements with a total value of $44,641,217, as detailed in the Notes to the Financial Statements, for which the Portfolio has a proportionate interest as reported in the Portfolio of Investments as Repurchase Agreements, and $58,536 collateralized by various U.S. Government Treasury Securities, ranging from 0.000% – 8.000%, maturing 1/4/18 – 11/15/46.
(y)	Securities are perpetual and, thus, do not have a predetermined maturity date. The coupon rate for these securities are fixed for a period of time and may be structured to adjust thereafter. The date shown, if applicable, reflects the next call date. The coupon rate shown is the rate in effect as of December 31, 2017.

Glossary:

ADR	— American Depositary Receipt
AGM	— Insured by Assured Guaranty Municipal Corp.
EUR	— European Currency Unit
FHLB	— Federal Home Loan Bank
FHLMC	— Federal Home Loan Mortgage Corp.
FNMA	— Federal National Mortgage Association
ICE	— Intercontinental Exchange
LIBOR	— London Interbank Offered Rate
PIK	— Payment-in Kind Security
USD	— United States Dollar

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/FRANKLIN BALANCED MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

Investments in companies which were affiliates for the year ended December 31, 2017, were as follows:

Security Description	Shares at December 31, 2017	Market Value December 31, 2016 ($)	Purchases at Cost ($)	Proceeds from Sales ($)	Net Realized Gain (Loss) ($)	Change in Unrealized Appreciation/ (Depreciation) ($)	Market Value December 31, 2017 ($)	Dividend/ Interest Income ($)	Capital Gain Distributions ($)
BlackRock, Inc.	1,182	522,481	11,147	(86,697)	42,749	117,525	607,205	12,645	—
PNC Financial Services Group, Inc. (The)	4,521	645,970	—	(122,992)	79,523	49,834	652,335	13,181	—

Total		1,168,451	11,147	(209,689)	122,272	167,359	1,259,540	25,826	—

Futures contracts outstanding as of December 31, 2017 (Note 1):

Description	Number of Contracts	Expiration Date	Trading Currency	Notional Amount ($)	Value and Unrealized Appreciation (Depreciation) ($)
Long Contracts
S&P 500 E-Mini Index	953	3/2018	USD	127,511,400	1,279,513

					1,279,513

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2017:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Asset-Backed Security	$—	$154,008	$—	$154,008
Common Stocks
Consumer Discretionary	50,144,804	4,247,469	—	54,392,273
Consumer Staples	45,642,119	—	—	45,642,119
Energy	69,677,337	—	—	69,677,337
Financials	76,768,202	—	—	76,768,202
Health Care	65,623,251	9,298,086	—	74,921,337
Industrials	56,354,781	—	407,309	56,762,090
Information Technology	77,651,323	—	—	77,651,323
Materials	28,749,094	9,026,087	—	37,775,181
Real Estate	11,068,038	—	—	11,068,038
Telecommunication Services	12,886,052	—	—	12,886,052
Utilities	32,516,179	—	—	32,516,179
Convertible Bonds
Energy	—	3,468,000	—	3,468,000
Health Care	—	6,742,017	—	6,742,017
Convertible Preferred Stocks
Financials	3,274,975	—	—	3,274,975
Health Care	1,172,500	—	—	1,172,500
Industrials	—	—	16,073	16,073
Utilities	3,479,000	—	—	3,479,000

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/FRANKLIN BALANCED MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Corporate Bonds
Consumer Discretionary	$—	$40,357,524	$—	$40,357,524
Consumer Staples	—	8,174,403	—	8,174,403
Energy	—	50,486,211	—	50,486,211
Financials	—	66,132,216	—	66,132,216
Health Care	—	58,736,395	—	58,736,395
Industrials	—	14,295,958	—	14,295,958
Information Technology	—	20,557,249	—	20,557,249
Materials	—	15,491,338	—	15,491,338
Real Estate	—	5,438,966	—	5,438,966
Telecommunication Services	—	20,685,235	—	20,685,235
Utilities	—	25,395,450	—	25,395,450
Foreign Government Securities	—	7,763,467	—	7,763,467
Futures	1,279,513	—	—	1,279,513
Loan Participations
Consumer Discretionary	—	8,020,676	—	8,020,676
Consumer Staples	—	1,465,616	—	1,465,616
Health Care	—	3,618,497	—	3,618,497
Industrials	—	1,786,304	—	1,786,304
Information Technology	—	3,999,997	—	3,999,997
Utilities	—	3,786,704	—	3,786,704
Municipal Bonds	—	150,121	—	150,121
Preferred Stocks
Industrials	—	—	538,549	538,549
Short-Term Investments
Investment Company	115,789,491	—	—	115,789,491
Repurchase Agreements	—	44,641,217	—	44,641,217
Supranational	—	7,586,972	—	7,586,972
U.S. Government Agency Securities	—	7,552,513	—	7,552,513
U.S. Treasury Obligations	—	171,498,856	—	171,498,856

Total Assets	$652,076,659	$620,557,552	$961,931	$1,273,596,142

Total Liabilities	$—	$—	$—	$—

Total	$652,076,659	$620,557,552	$961,931	$1,273,596,142

There were no transfers between Levels 1, 2 or 3 during the year ended December 31, 2017.

Fair Values of Derivative Instruments as of December 31, 2017:

	Statement of Assets and Liabilities
Derivatives Not Accounted for as Hedging Instrument^	Asset Derivatives	Fair Value
Equity contracts	Receivables, Net assets – Unrealized appreciation	$1,279,513	*

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Portfolio of Investments. Only variation margin is reported within the Statement of Assets & Liabilities.

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/FRANKLIN BALANCED MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2017:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instrument^	Futures
Equity contracts	$20,861,998

Amount of Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instrument^	Futures
Equity contracts	$728,708

^ This Portfolio held futures contracts as a substitute for investing in conventional securities, hedging and in an attempt to enhance returns.

The Portfolio held futures contracts with an average notional balance of approximately $116,923,000 during the year ended December 31, 2017.

Investment security transactions for the year ended December 31, 2017 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$166,583,755
Long-term U.S. government debt securities	61,762,330

$228,346,085

Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$214,693,684
Long-term U.S. government debt securities	52,082,640

$266,776,324

As of December 31, 2017, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments in securities and derivative instruments, if applicable, for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$233,476,099
Aggregate gross unrealized depreciation	(21,760,974)

Net unrealized appreciation	$211,715,125

Federal income tax cost of investments in securities and derivative instruments, if applicable	$1,061,881,017

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/FRANKLIN BALANCED MANAGED VOLATILITY PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2017

ASSETS
Investments in Securities, at value (x):
Affiliated Issuers (Cost $426,953)	$1,259,540
Unaffiliated Issuers (Cost $1,015,206,317)	1,226,415,872
Repurchase Agreements (Cost $44,641,217)	44,641,217
Cash	64,213,655
Cash held as collateral at broker	4,209,400
Receivable for securities sold	12,221,568
Dividends, interest and other receivables	6,652,094
Securities lending income receivable	78,411
Other assets	5,618

Total assets	1,359,697,375

LIABILITIES
Payable for return of collateral on securities loaned	44,641,217
Payable for securities purchased	14,635,558
Payable to Separate Accounts for Portfolio shares redeemed	1,218,660
Investment management fees payable	697,003
Due to broker for futures variation margin	463,023
Distribution fees payable – Class IB	182,804
Administrative fees payable	132,254
Trustees’ fees payable	2,173
Distribution fees payable – Class IA	1,253
Accrued expenses	148,687

Total liabilities	62,122,632

NET ASSETS	$1,297,574,743

Net assets were comprised of:
Paid in capital	$1,111,684,217
Accumulated undistributed net investment income (loss)	310,183
Accumulated undistributed net realized gain (loss)	(27,749,912)
Net unrealized appreciation (depreciation)	213,330,255

Net assets	$1,297,574,743

Class IA
Net asset value, offering and redemption price per share, $16,485,137 / 1,455,722 shares outstanding (unlimited amount authorized: $0.01 par value)	$11.32

Class IB
Net asset value, offering and redemption price per share, $863,610,017 / 76,243,814 shares outstanding (unlimited amount authorized: $0.01 par value)	$11.33

Class K
Net asset value, offering and redemption price per share, $417,479,589 / 36,875,426 shares outstanding (unlimited amount authorized: $0.01 par value)	$11.32

(x)	Includes value of securities on loan of $43,593,132.

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2017

INVESTMENT INCOME
Interest	$26,027,245
Dividends ($25,826 of dividend income received from affiliates) (net of $129,316 foreign withholding tax)	18,426,537
Securities lending (net)	858,898

Total income	45,312,680

EXPENSES
Investment management fees	8,195,964
Distribution fees – Class IB	2,163,301
Administrative fees	1,580,506
Printing and mailing expenses	106,619
Professional fees	73,250
Custodian fees	73,000
Trustees’ fees	30,218
Distribution fees – Class IA	12,019
Miscellaneous	66,972

Total expenses	12,301,849

NET INVESTMENT INCOME (LOSS)	33,010,831

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Investments in securities ($122,272 of realized gain (loss) from affiliates)	36,852,374
Futures contracts	20,861,998
Foreign currency transactions	19,434

Net realized gain (loss)	57,733,806

Change in unrealized appreciation (depreciation) on:
Investments in securities ($167,359 of change in unrealized appreciation (depreciation) from affiliates)	31,786,608
Futures contracts	728,708
Foreign currency translations	15,402

Net change in unrealized appreciation (depreciation)	32,530,718

NET REALIZED AND UNREALIZED GAIN (LOSS)	90,264,524

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$123,275,355

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/FRANKLIN BALANCED MANAGED VOLATILITY PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2017	2016
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$33,010,831	$31,723,096
Net realized gain (loss)	57,733,806	39,992,401
Net change in unrealized appreciation (depreciation)	32,530,718	49,830,197

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	123,275,355	121,545,694

DIVIDENDS:
Dividends from net investment income
Class IA	(119,803)	(102,042)
Class IB	(21,617,488)	(20,871,154)
Class K	(11,491,352)	(10,657,211)

TOTAL DIVIDENDS	(33,228,643)	(31,630,407)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 1,113,653 and 115,711 shares, respectively ]	12,596,696	1,198,799
Capital shares issued in reinvestment of dividends [ 10,649 and 9,666 shares, respectively ]	119,803	102,042
Capital shares repurchased [ (80,765) and (86,355) shares, respectively ]	(897,284)	(868,858)

Total Class IA transactions	11,819,215	431,983

Class IB
Capital shares sold [ 4,681,135 and 6,788,314 shares, respectively ]	51,590,626	70,398,944
Capital shares issued in reinvestment of dividends [ 1,921,072 and 1,976,551 shares, respectively ]	21,617,488	20,871,154
Capital shares repurchased [ (11,663,277) and (12,459,669) shares, respectively ]	(129,262,517)	(125,792,434)

Total Class IB transactions	(56,054,403)	(34,522,336)

Class K
Capital shares sold [ 2,326,853 and 76,220 shares, respectively ]	25,689,776	767,502
Capital shares issued in reinvestment of dividends [ 1,021,824 and 1,009,965 shares, respectively ]	11,491,352	10,657,211
Capital shares repurchased [ (4,077,042) and (7,559,428) shares, respectively ]	(45,449,136)	(75,767,403)

Total Class K transactions	(8,268,008)	(64,342,690)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	(52,503,196)	(98,433,043)

TOTAL INCREASE (DECREASE) IN NET ASSETS	37,543,516	(8,517,756)
NET ASSETS:
Beginning of year	1,260,031,227	1,268,548,983

End of year (a)	$1,297,574,743	$1,260,031,227

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$310,183	$188,994

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/FRANKLIN BALANCED MANAGED VOLATILITY PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class IA	2017	2016	2015	2014	2013
Net asset value, beginning of year	$10.56	$9.80	$10.36	$9.98	$8.92

Income (loss) from investment operations:
Net investment income (loss) (e)	0.27	0.26	0.23	0.24	0.23
Net realized and unrealized gain (loss)	0.78	0.76	(0.54)	0.38	1.06

Total from investment operations	1.05	1.02	(0.31)	0.62	1.29

Less distributions:
Dividends from net investment income	(0.29)	(0.26)	(0.25)	(0.24)	(0.23)

Net asset value, end of year	$11.32	$10.56	$9.80	$10.36	$9.98

Total return	9.97%	10.43%	(3.01)%	6.21%	14.51%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$16,485	$4,353	$3,657	$3,905	$2,948
Ratio of expenses to average net assets:
After waivers and reimbursements (f)	1.04%	1.04%	1.03%	1.04%	1.07%
After waivers, reimbursements and fees paid indirectly (f)	1.04%	1.04%	1.03%	1.04%	1.07%
Before waivers, reimbursements and fees paid indirectly (f)	1.04%	1.05%	1.03%	1.04%	1.07%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (f)	2.47%	2.49%	2.27%	2.31%	2.40%
After waivers, reimbursements and fees paid indirectly (f)	2.47%	2.49%	2.27%	2.31%	2.40%
Before waivers, reimbursements and fees paid indirectly (f)	2.47%	2.49%	2.27%	2.31%	2.40%
Portfolio turnover rate^	21%	24%	27%	25%	20%

	Year Ended December 31,
Class IB	2017	2016	2015	2014	2013
Net asset value, beginning of year	$10.56	$9.80	$10.36	$9.98	$8.92

Income (loss) from investment operations:
Net investment income (loss) (e)	0.28	0.26	0.23	0.24	0.23
Net realized and unrealized gain (loss)	0.78	0.76	(0.54)	0.38	1.06

Total from investment operations	1.06	1.02	(0.31)	0.62	1.29

Less distributions:
Dividends from net investment income	(0.29)	(0.26)	(0.25)	(0.24)	(0.23)

Net asset value, end of year	$11.33	$10.56	$9.80	$10.36	$9.98

Total return	10.07%	10.43%	(3.01)%	6.21%	14.51%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$863,610	$858,742	$833,107	$971,028	$855,653
Ratio of expenses to average net assets:
After waivers and reimbursements (f)	1.04%	1.04%	1.03%	1.04%	1.07%
After waivers, reimbursements and fees paid indirectly (f)	1.04%	1.04%	1.03%	1.04%	1.07%
Before waivers, reimbursements and fees paid indirectly (f)	1.04%	1.05%	1.03%	1.04%	1.07%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (f)	2.49%	2.50%	2.27%	2.32%	2.41%
After waivers, reimbursements and fees paid indirectly (f)	2.49%	2.50%	2.27%	2.32%	2.41%
Before waivers, reimbursements and fees paid indirectly (f)	2.49%	2.49%	2.27%	2.32%	2.41%
Portfolio turnover rate^	21%	24%	27%	25%	20%

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/FRANKLIN BALANCED MANAGED VOLATILITY PORTFOLIO

FINANCIAL HIGHLIGHTS (Continued)

	Year Ended December 31,
Class K	2017	2016	2015	2014	2013
Net asset value, beginning of year	$10.56	$9.80	$10.36	$9.98	$8.92

Income (loss) from investment operations:
Net investment income (loss) (e)	0.30	0.28	0.26	0.27	0.25
Net realized and unrealized gain (loss)	0.78	0.77	(0.55)	0.38	1.07

Total from investment operations	1.08	1.05	(0.29)	0.65	1.32

Less distributions:
Dividends from net investment income	(0.32)	(0.29)	(0.27)	(0.27)	(0.26)

Net asset value, end of year	$11.32	$10.56	$9.80	$10.36	$9.98

Total return	10.23%	10.72%	(2.76)%	6.48%	14.81%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$417,480	$396,937	$431,785	$481,055	$493,878
Ratio of expenses to average net assets:
After waivers and reimbursements (f)	0.79%	0.79%	0.78%	0.79%	0.82%
After waivers, reimbursements and fees paid indirectly (f)	0.79%	0.79%	0.78%	0.79%	0.82%
Before waivers, reimbursements and fees paid indirectly (f)	0.79%	0.80%	0.78%	0.79%	0.82%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (f)	2.74%	2.75%	2.52%	2.58%	2.66%
After waivers, reimbursements and fees paid indirectly (f)	2.74%	2.75%	2.52%	2.58%	2.66%
Before waivers, reimbursements and fees paid indirectly (f)	2.74%	2.75%	2.52%	2.58%	2.66%
Portfolio turnover rate^	21%	24%	27%	25%	20%
^	Portfolio turnover rate excludes derivatives, if any.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.

See Notes to Financial Statements.

AXA/FRANKLIN SMALL CAP VALUE MANAGED VOLATILITY PORTFOLIO (Unaudited)

INVESTMENT MANAGER

➢	AXA Equitable Funds Management Group, LLC

INVESTMENT SUB-ADVISERS

➢	BlackRock Investment Management, LLC

➢	Franklin Advisory Services, LLC

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/17
	1 Year	5 Years	10 Years/ Since Incept.
Portfolio – Class IA Shares	11.72%	12.73%	7.49%
Portfolio – Class IB Shares	11.77	12.74	7.39
Portfolio – Class K Shares*	12.05	13.01	14.14
Volatility Managed Index – Small Cap Value	11.20	13.46	9.25
Russell 2000® Value Index	7.84	13.01	8.17
* Date of inception 8/26/11. Returns for periods greater than one year are annualized.

Past	performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned 11.77% for the year ended December 31, 2017. This compares to the returns of the following benchmarks over the same period: the Volatility Managed Index — Small Cap Value and the Russell 2000® Value Index, which returned 11.20% and 7.84%, respectively.

Portfolio Highlights

What helped performance during the year:

•	Stock selection in the information technology, consumer discretionary and consumer staples sectors aided performance relative to the benchmark.

•

MKS Instruments provides subsystems solutions and instruments to the semiconductor and other advanced manufacturing industries. During the period, MKS benefited from strong industry trends, while its operating model improvements drove its target profitability progressively higher. These factors, combined with the firm’s diversification away from semiconductors through the acquisition of laser manufacturer Newport and the paydown of its debt, led to higher market valuations.

•

BRP is a leading manufacturer of power-sport vehicles and equipment, primarily for the off-road, snowmobile and personal watercraft markets. BRP reported strong financial performance during the year, exceeding earnings-per-share estimates and raising its full-year outlook. New product introductions of side-by-side off-road vehicles and a significantly weakened competitor drove sales and market share gains. BRP also completed a large share repurchase program, and initiated its first-ever quarterly dividend, signaling confidence in its business model.

•

Simpson Manufacturing, a manufacturer of building products, saw its share price appreciate during the period due to continued demand from its principal end market, residential housing. Simpson also announced a long-term operational plan in October 2017. The plan calls for Simpson to improve margins through cost cuts, better free cash flow from improvements in inventory management, and increased returns to shareholders from a combination of dividends and share repurchases.

What hurt performance during the year:

•	Relative to the benchmark, the Portfolio’s stock selection in the industrials and materials sectors detracted from results.

•

Shares of Aspen Insurance Holdings, a global insurance and reinsurance provider, declined due to above-average catastrophe losses from hurricanes and earthquakes in the third quarter of 2017, as well as disappointing expense management amid a challenging pricing environment. Additionally, as a company domiciled in Bermuda, management has indicated that U.S. tax reform will modestly hurt financial results, which compares unfavorably to domestic U.S. insurance peers that will largely see tax reductions. During the year, management engaged a consultant to improve its operational efficiency. While the announced efficiency plan is perceived by analysts to be a step in the right direction, the timeline to achieving the full $80 million in projected cost savings in 2021 was longer than expected.

•

Oil States International is a provider of onshore and offshore well completion services, as well as deep-water connection products and services. Strong demand for onshore well completion products was unable to compensate for weaker-than-expected orders in its more profitable offshore products business, due to low crude oil prices that persisted throughout most of the period.

•

Photronics is a leading manufacturer of photomasks for the semiconductor industry. During the period, Photronics experienced challenges due to a key customer losing market share, expiration of a supply agreement with Micron Technology (not a Portfolio holding) one year after the dissolution of their joint venture, and another important customer taking high-margin work in-house. These factors and the substantial investment that Photronics is making in China, which is set to materially reduce the cash buffer on its balance sheet, led to lower market valuations.

AXA/FRANKLIN SMALL CAP VALUE MANAGED VOLATILITY PORTFOLIO (Unaudited)

How did derivatives contribute/detract from performance during the year?

•

The Portfolio maintains, or may invest in other portfolios that maintain, exposure to exchange-traded index futures, for purposes of liquidity and/or to adjust the Portfolio’s equity exposure during periods of high market volatility. The derivatives are typically offset by a roughly equal allocation to cash and cash equivalents, and had a minimal impact on performance relative to the index.

Portfolio Positioning and Outlook — Franklin Advisory Services, LLC

We will continue to invest in small-cap companies that we believe are selling below their underlying worth. Our strategy is to buy and hold a portfolio of fundamentally sound companies for five years or more on average. We purchase securities at what we consider attractive prices, often when they are out of favor with other investors. We select securities without regard to benchmark comparisons, and we aim for long-term results. We are confident that over time the market will provide opportunities for us to execute our strategy with success.

Sector Weightings as of December 31, 2017	% of Net Assets
Financials	20.0%
Industrials	19.1
Information Technology	10.3
Consumer Discretionary	9.5
Health Care	7.0
Investment Company	6.6
Energy	5.7
Real Estate	5.3
Repurchase Agreements	4.8
Materials	4.6
Utilities	3.3
Consumer Staples	3.0
Telecommunication Services	0.3
Cash and Other	0.5

100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees (in the case of Class IA and Class IB shares of the Portfolio), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2017 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/17	Ending Account Value 12/31/17	Expenses Paid During Period* 7/1/17 - 12/31/17
Class IA
Actual	$1,000.00	$1,094.41	$5.81
Hypothetical (5% average annual return before expenses)	1,000.00	1,019.66	5.60
Class IB
Actual	1,000.00	1,094.30	5.81
Hypothetical (5% average annual return before expenses)	1,000.00	1,019.66	5.60
Class K
Actual	1,000.00	1,095.79	4.49
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.92	4.33

*  Expenses are equal to the Portfolio’s Class IA, Class IB and Class K shares annualized expense ratios of 1.10%, 1.10% and 0.85%, respectively, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

EQ ADVISORS TRUST

AXA/FRANKLIN SMALL CAP VALUE MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2017

	Number of Shares	Value (Note 1)
COMMON STOCKS:
Consumer Discretionary (9.5%)
Auto Components (1.1%)
American Axle & Manufacturing Holdings, Inc.*	5,825	$99,200
Cooper Tire & Rubber Co.	2,952	104,353
Cooper-Standard Holdings, Inc.*	992	121,520
Dana, Inc.	8,475	271,285
Dorman Products, Inc.*	1,551	94,828
Fox Factory Holding Corp.*	2,077	80,691
Gentex Corp.	3,900	81,705
Gentherm, Inc.*	2,170	68,898
Horizon Global Corp.*	1,339	18,773
LCI Industries	15,703	2,041,390
Modine Manufacturing Co.*	2,766	55,873
Motorcar Parts of America, Inc.*	1,166	29,138
Shiloh Industries, Inc.*	902	7,396
Standard Motor Products, Inc.	1,285	57,709
Stoneridge, Inc.*	1,563	35,730
Superior Industries International, Inc.	1,368	20,315
Tenneco, Inc.	2,916	170,703
Tower International, Inc.	1,140	34,827

		3,394,334

Automobiles (0.6%)
Thor Industries, Inc.	11,200	1,688,064
Winnebago Industries, Inc.	1,864	103,638

		1,791,702

Distributors (0.0%)
Core-Mark Holding Co., Inc.	2,691	84,982
Funko, Inc., Class A*	453	3,012
VOXX International Corp.*	1,213	6,793
Weyco Group, Inc.	441	13,107

		107,894

Diversified Consumer Services (0.4%)
Adtalem Global Education, Inc.*	3,508	147,511
American Public Education, Inc.*	959	24,023
Ascent Capital Group, Inc., Class A*	660	7,583
Bridgepoint Education, Inc.*	1,162	9,645
Cambium Learning Group, Inc.*	911	5,174
Capella Education Co.	674	52,168
Career Education Corp.*	4,019	48,550
Carriage Services, Inc.	946	24,322
Chegg, Inc. (x)*	5,429	88,601
Collectors Universe, Inc.	507	14,520
Grand Canyon Education, Inc.*	2,746	245,849
Houghton Mifflin Harcourt Co.*	6,063	56,386
K12, Inc.*	2,202	35,012
Laureate Education, Inc., Class A*	3,115	42,239
Liberty Tax, Inc.	392	4,312
Regis Corp.*	2,024	31,089
Sotheby’s*	2,205	113,778
Strayer Education, Inc.	622	55,719
Weight Watchers International, Inc. (x)*	1,667	73,815

		1,080,296

Hotels, Restaurants & Leisure (2.4%)
Belmond Ltd., Class A*	5,394	66,077
Biglari Holdings, Inc.*	56	23,206
BJ’s Restaurants, Inc.	1,130	41,132
Bloomin’ Brands, Inc.	5,331	113,764
Bojangles’, Inc.*	1,066	12,579
Boyd Gaming Corp.	4,808	168,520
Brinker International, Inc. (x)	83,751	3,252,888
Buffalo Wild Wings, Inc.*	892	139,464
Caesars Entertainment Corp.*	8,140	102,971
Carrols Restaurant Group, Inc.*	1,967	23,899
Century Casinos, Inc.*	1,315	12,006
Cheesecake Factory, Inc. (The) (x)	2,469	118,956
Churchill Downs, Inc.	783	182,204
Chuy’s Holdings, Inc.*	1,067	29,929
Cracker Barrel Old Country Store, Inc. (x)	1,124	178,592
Dave & Buster’s Entertainment, Inc.*	2,416	133,291
Del Frisco’s Restaurant Group, Inc.*	1,214	18,514
Del Taco Restaurants, Inc.*	2,034	24,652
Denny’s Corp.*	3,670	48,591
DineEquity, Inc. (x)	1,014	51,440
Drive Shack, Inc.*	3,858	21,335
El Pollo Loco Holdings, Inc.*	1,270	12,573
Eldorado Resorts, Inc. (x)*	2,735	90,665
Empire Resorts, Inc.*	191	5,157
Fiesta Restaurant Group, Inc. (x)*	1,488	28,272
Fogo De Chao, Inc.*	568	6,589
Golden Entertainment, Inc.*	665	21,712
Habit Restaurants, Inc. (The), Class A (x)*	1,252	11,957
ILG, Inc.	6,218	177,089
Inspired Entertainment, Inc.*	253	2,479
International Speedway Corp., Class A	1,322	52,682
J Alexander’s Holdings, Inc.*	624	6,053
Jack in the Box, Inc.	1,718	168,553
La Quinta Holdings, Inc.*	4,832	89,199
Lindblad Expeditions Holdings, Inc.*	1,239	12,130
Marcus Corp. (The)	1,169	31,972
Marriott Vacations Worldwide Corp.	1,262	170,635
Monarch Casino & Resort, Inc.*	642	28,774
Nathan’s Famous, Inc.	191	14,421
Noodles & Co. (x)*	699	3,670
Papa John’s International, Inc.	1,479	82,987
Penn National Gaming, Inc.*	4,968	155,647
Pinnacle Entertainment, Inc.*	3,138	102,707
Planet Fitness, Inc., Class A*	5,017	173,739
Potbelly Corp.*	1,493	18,364
RCI Hospitality Holdings, Inc.	548	15,333
Red Lion Hotels Corp.*	845	8,323
Red Robin Gourmet Burgers, Inc.*	790	44,556
Red Rock Resorts, Inc., Class A	4,040	136,310
Ruth’s Hospitality Group, Inc.	1,834	39,706
Scientific Games Corp., Class A*	3,099	158,979

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/FRANKLIN SMALL CAP VALUE MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

	Number of Shares	Value (Note 1)
SeaWorld Entertainment, Inc. (x)*	3,960	$53,737
Shake Shack, Inc., Class A (x)*	1,265	54,648
Sonic Corp. (x)	2,195	60,319
Speedway Motorsports, Inc.	644	12,152
Texas Roadhouse, Inc.	3,906	205,767
Wingstop, Inc.	1,713	66,773
Zoe’s Kitchen, Inc. (x)*	1,229	20,549

		7,109,188

Household Durables (1.5%)
AV Homes, Inc.*	641	10,673
Bassett Furniture Industries, Inc.	580	21,808
Beazer Homes USA, Inc.*	1,767	33,944
Cavco Industries, Inc.*	508	77,521
Century Communities, Inc.*	1,090	33,899
CSS Industries, Inc.	591	16,448
Ethan Allen Interiors, Inc.	1,462	41,813
Flexsteel Industries, Inc.	465	21,753
GoPro, Inc., Class A (x)*	6,437	48,728
Green Brick Partners, Inc.*	1,435	16,216
Hamilton Beach Brands Holding Co., Class A	442	11,355
Helen of Troy Ltd.*	1,567	150,980
Hooker Furniture Corp.	3,056	129,727
Hovnanian Enterprises, Inc., Class A*	6,749	22,609
Installed Building Products, Inc.*	1,297	98,507
iRobot Corp. (x)*	1,527	117,121
KB Home (x)	5,016	160,260
La-Z-Boy, Inc.	8,175	255,059
LGI Homes, Inc. (x)*	988	74,130
Libbey, Inc.	1,456	10,949
Lifetime Brands, Inc.	653	10,775
M/I Homes, Inc.*	72,385	2,490,043
MDC Holdings, Inc.	2,677	85,343
Meritage Homes Corp.*	2,286	117,043
New Home Co., Inc. (The)*	641	8,032
PICO Holdings, Inc.*	1,387	17,754
Taylor Morrison Home Corp., Class A*	4,698	114,960
TopBuild Corp.*	2,078	157,388
TRI Pointe Group, Inc.*	8,631	154,668
Universal Electronics, Inc.*	827	39,076
William Lyon Homes, Class A*	1,540	44,783
ZAGG, Inc.*	1,535	28,321

		4,621,686

Internet & Direct Marketing Retail (0.2%)
1-800-Flowers.com, Inc., Class A*	1,535	16,425
Duluth Holdings, Inc., Class B (x)*	607	10,835
FTD Cos., Inc.*	985	7,082
Gaia, Inc., Class A*	455	5,642
Groupon, Inc.*	20,103	102,524
HSN, Inc.	113	4,560
Lands’ End, Inc. (x)*	696	13,607
Liberty TripAdvisor Holdings, Inc., Class A*	4,258	40,132
Nutrisystem, Inc.	1,711	89,999
Overstock.com, Inc. (x)*	960	61,344
PetMed Express, Inc.	1,171	53,281
Shutterfly, Inc.*	1,908	94,922

		500,353

Leisure Products (1.0%)
Acushnet Holdings Corp.	1,663	35,056
American Outdoor Brands Corp. (x)*	3,033	38,944
BRP, Inc.	75,202	2,782,533
Callaway Golf Co.	5,548	77,284
Clarus Corp.*	1,226	9,624
Escalade, Inc.	668	8,216
Johnson Outdoors, Inc., Class A	280	17,385
Malibu Boats, Inc., Class A*	1,146	34,071
Marine Products Corp.	412	5,249
MCBC Holdings, Inc.*	1,134	25,197
Nautilus, Inc.*	1,737	23,189
Sturm Ruger & Co., Inc. (x)	993	55,459
Vista Outdoor, Inc.*	3,373	49,145

		3,161,352

Media (0.6%)
AMC Entertainment Holdings, Inc., Class A (x)	3,067	46,312
Beasley Broadcast Group, Inc., Class A	300	4,020
Central European Media Enterprises Ltd., Class A (x)*	5,269	24,501
Clear Channel Outdoor Holdings, Inc., Class A	2,277	10,474
Daily Journal Corp. (x)*	60	13,813
Emerald Expositions Events, Inc.	1,008	20,503
Entercom Communications Corp., Class A	7,477	80,752
Entravision Communications Corp., Class A	4,130	29,530
Eros International plc (x)*	1,315	12,690
EW Scripps Co. (The), Class A*	3,411	53,314
Gannett Co., Inc.	6,730	78,001
Global Eagle Entertainment, Inc.*	3,029	6,936
Gray Television, Inc.*	3,801	63,667
Hemisphere Media Group, Inc.*	983	11,354
IMAX Corp.*	3,232	74,821
Liberty Media Corp.-Liberty Braves, Class C*	1,960	43,551
Liberty Media Corp-Liberty Braves, Class A*	566	12,480
Loral Space & Communications, Inc.*	765	33,698
MDC Partners, Inc., Class A*	3,284	32,019
Meredith Corp.	2,283	150,792
MSG Networks, Inc., Class A*	3,541	71,705
National CineMedia, Inc.	3,438	23,585
New Media Investment Group, Inc.	3,021	50,692
New York Times Co. (The), Class A	7,282	134,717
Nexstar Media Group, Inc., Class A	2,560	200,191
Reading International, Inc., Class A*	915	15,281

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/FRANKLIN SMALL CAP VALUE MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

	Number of Shares	Value (Note 1)
Saga Communications, Inc., Class A	239	$9,668
Salem Media Group, Inc.	656	2,952
Scholastic Corp.	1,675	67,184
Sinclair Broadcast Group, Inc., Class A (x)	4,145	156,888
Time, Inc.	5,941	109,611
Townsquare Media, Inc., Class A*	527	4,047
tronc, Inc.*	1,281	22,533
WideOpenWest, Inc.*	1,110	11,733
World Wrestling Entertainment, Inc., Class A	2,302	70,395

		1,754,410

Multiline Retail (0.1%)
Big Lots, Inc. (x)	2,399	134,704
Dillard’s, Inc., Class A (x)	782	46,959
Fred’s, Inc., Class A (x)	2,258	9,145
JC Penney Co., Inc. (x)*	18,379	58,078
Ollie’s Bargain Outlet Holdings, Inc.*	2,769	147,449
Sears Holdings Corp. (x)*	698	2,499

		398,834

Specialty Retail (1.3%)
Aaron’s, Inc.	3,675	146,449
Abercrombie & Fitch Co., Class A (x)	4,025	70,156
American Eagle Outfitters, Inc.	9,387	176,475
America’s Car-Mart, Inc.*	423	18,887
Asbury Automotive Group, Inc.*	1,098	70,272
Ascena Retail Group, Inc. (x)*	10,864	25,530
At Home Group, Inc.*	317	9,634
Barnes & Noble Education, Inc.*	2,098	17,288
Barnes & Noble, Inc.	3,463	23,202
Big 5 Sporting Goods Corp. (x)	1,296	9,850
Boot Barn Holdings, Inc. (x)*	844	14,019
Buckle, Inc. (The) (x)	1,580	37,525
Build-A-Bear Workshop, Inc.*	803	7,388
Caleres, Inc.	39,026	1,306,589
Camping World Holdings, Inc., Class A	1,844	82,482
Carvana Co. (x)*	875	16,730
Cato Corp. (The), Class A	1,353	21,540
Chico’s FAS, Inc.	7,602	67,050
Children’s Place, Inc. (The)	999	145,205
Citi Trends, Inc.	810	21,433
Conn’s, Inc. (x)*	1,062	37,754
Container Store Group, Inc. (The) (x)*	1,134	5,375
DSW, Inc., Class A	3,888	83,242
Express, Inc.*	4,430	44,965
Finish Line, Inc. (The), Class A	2,277	33,085
Five Below, Inc.*	3,159	209,504
Francesca’s Holdings Corp.*	2,413	17,639
Genesco, Inc.*	1,185	38,513
GNC Holdings, Inc., Class A*	3,973	14,660
Group 1 Automotive, Inc.	1,165	82,680
Guess?, Inc. (x)	3,542	59,789
Haverty Furniture Cos., Inc.	1,167	26,433
Hibbett Sports, Inc.*	1,139	23,236
J. Jill, Inc.*	714	5,569
Kirkland’s, Inc.*	868	10,386
Lithia Motors, Inc., Class A	1,387	157,548
Lumber Liquidators Holdings, Inc. (x)*	1,670	52,421
MarineMax, Inc.*	1,283	24,249
Monro, Inc. (x)	1,877	106,895
National Vision Holdings, Inc.*	1,025	41,625
Office Depot, Inc.	30,480	107,899
Party City Holdco, Inc. (x)*	1,637	22,836
Pier 1 Imports, Inc.	4,505	18,651
Rent-A-Center, Inc. (x)	2,428	26,951
Restoration Hardware Holdings, Inc.*	1,164	100,348
Shoe Carnival, Inc.	610	16,318
Sleep Number Corp. (x)*	2,268	85,254
Sonic Automotive, Inc., Class A	1,542	28,450
Sportsman’s Warehouse Holdings, Inc. (x)*	2,254	14,899
Tailored Brands, Inc.	2,812	61,386
Tile Shop Holdings, Inc.	2,301	22,090
Tilly’s, Inc., Class A	807	11,911
Vitamin Shoppe, Inc.*	1,545	6,798
Winmark Corp.	138	17,857
Zumiez, Inc.*	1,131	23,553

		3,928,473

Textiles, Apparel & Luxury Goods (0.3%)
Columbia Sportswear Co.	1,737	124,856
Crocs, Inc.*	3,961	50,067
Culp, Inc.	677	22,680
Deckers Outdoor Corp.*	1,836	147,339
Delta Apparel, Inc.*	443	8,949
Fossil Group, Inc. (x)*	2,676	20,793
G-III Apparel Group Ltd.*	2,558	94,365
Iconix Brand Group, Inc.*	3,172	4,092
Movado Group, Inc.	881	28,368
Oxford Industries, Inc.	911	68,498
Perry Ellis International, Inc.*	781	19,556
Sequential Brands Group, Inc.*	2,486	4,425
Steven Madden Ltd.*	3,428	160,087
Superior Uniform Group, Inc.	505	13,489
Unifi, Inc.*	793	28,445
Vera Bradley, Inc.*	1,302	15,858
Wolverine World Wide, Inc.	5,451	173,777

		985,644

Total Consumer Discretionary		28,834,166

Consumer Staples (3.0%)
Beverages (0.1%)
Boston Beer Co., Inc. (The), Class A (x)*	482	92,111
Castle Brands, Inc. (x)*	5,361	6,540
Coca-Cola Bottling Co. Consolidated	269	57,905
Craft Brew Alliance, Inc.*	776	14,899
MGP Ingredients, Inc.	739	56,814
National Beverage Corp.	701	68,306
Primo Water Corp.*	1,564	19,659

		316,234

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/FRANKLIN SMALL CAP VALUE MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

	Number of Shares	Value (Note 1)
Food & Staples Retailing (0.2%)
Andersons, Inc. (The)	1,582	$49,279
Chefs’ Warehouse, Inc. (The)*	1,186	24,313
Ingles Markets, Inc., Class A	884	30,586
Natural Grocers by Vitamin Cottage, Inc. (x)*	543	4,849
Performance Food Group Co.*	5,232	173,180
PriceSmart, Inc.	1,267	109,089
Smart & Final Stores, Inc.*	1,559	13,329
SpartanNash Co.	2,083	55,574
SUPERVALU, Inc.*	2,220	47,952
United Natural Foods, Inc.*	2,999	147,761
Village Super Market, Inc., Class A	503	11,534
Weis Markets, Inc.	539	22,309

		689,755

Food Products (2.4%)
Alico, Inc.	147	4,337
Amplify Snack Brands, Inc. (x)*	1,866	22,411
B&G Foods, Inc. (x)	3,798	133,500
Bob Evans Farms, Inc.	1,138	89,697
Calavo Growers, Inc. (x)	940	79,336
Cal-Maine Foods, Inc. (x)*	1,657	73,654
Dairy Crest Group plc (x)	195,300	1,520,139
Darling Ingredients, Inc.*	9,552	173,178
Dean Foods Co.	5,391	62,320
Farmer Brothers Co.*	521	16,750
Fresh Del Monte Produce, Inc.	1,839	87,665
Freshpet, Inc.*	1,450	27,478
GrainCorp Ltd., Class A	47,000	300,342
Hostess Brands, Inc.*	4,704	69,666
J&J Snack Foods Corp.	883	134,066
John B Sanfilippo & Son, Inc.	478	30,234
Lancaster Colony Corp.	1,095	141,485
Landec Corp.*	88,823	1,119,170
Lifeway Foods, Inc.*	327	2,616
Limoneira Co.	791	17,718
Maple Leaf Foods, Inc.	101,799	2,900,906
Sanderson Farms, Inc.	1,181	163,899
Seneca Foods Corp., Class A*	374	11,501
Snyder’s-Lance, Inc.	5,004	250,600
Tootsie Roll Industries, Inc.	1,046	38,074

		7,470,742

Household Products (0.1%)
Central Garden & Pet Co.*	599	23,313
Central Garden & Pet Co., Class A*	2,086	78,663
HRG Group, Inc.*	7,017	118,937
Oil-Dri Corp. of America	329	13,654
Orchids Paper Products Co. (x)	592	7,578
WD-40 Co.	816	96,288

		338,433

Personal Products (0.1%)
elf Beauty, Inc. (x)*	1,286	28,691
Inter Parfums, Inc.	1,011	43,928
Medifast, Inc.	621	43,352
Natural Health Trends Corp.	440	6,684
Nature’s Sunshine Products, Inc.	705	8,143
Revlon, Inc., Class A (x)*	743	16,197
USANA Health Sciences, Inc.*	663	49,095

		196,090

Tobacco (0.1%)
Turning Point Brands, Inc.	363	7,670
Universal Corp.	1,461	76,703
Vector Group Ltd.(x)	5,848	130,878

		215,251

Total Consumer Staples		9,226,505

Energy (5.4%)
Energy Equipment & Services (3.6%)
Archrock, Inc.	4,054	42,567
Basic Energy Services, Inc.*	1,076	25,254
Bristow Group, Inc. (x)	1,866	25,135
C&J Energy Services, Inc.*	2,722	91,105
CARBO Ceramics, Inc. (x)*	1,258	12,806
Diamond Offshore Drilling, Inc. (x)*	3,718	69,118
Dril-Quip, Inc.*	2,225	106,133
Ensco plc, Class A	24,599	145,380
Era Group, Inc.*	1,246	13,395
Exterran Corp.*	1,815	57,064
Fairmount Santrol Holdings, Inc. (x)*	8,932	46,714
Forum Energy Technologies, Inc.*	4,532	70,473
Frank’s International NV (x)	3,086	20,522
Geospace Technologies Corp.*	814	10,558
Gulf Island Fabrication, Inc.	809	10,861
Helix Energy Solutions Group, Inc.*	12,050	90,857
Hunting plc*	357,100	2,916,937
Independence Contract Drilling, Inc.*	1,840	7,323
Keane Group, Inc.*	2,200	41,822
Key Energy Services, Inc.*	627	7,392
Mammoth Energy Services, Inc.*	436	8,559
Matrix Service Co.*	1,452	25,846
McDermott International, Inc.*	16,829	110,735
Natural Gas Services Group, Inc.*	19,065	499,503
NCS Multistage Holdings, Inc. (x)*	682	10,053
Newpark Resources, Inc.*	5,041	43,353
Noble Corp. plc*	14,167	64,035
Oil States International, Inc.*	86,268	2,441,383
Parker Drilling Co.*	7,855	7,855
PHI, Inc. (Non-Voting)*	768	8,886
Pioneer Energy Services Corp.*	4,456	13,591
ProPetro Holding Corp.*	3,268	65,883
Ranger Energy Services, Inc.*	245	2,261
RigNet, Inc.*	828	12,379
Rowan Cos. plc, Class A*	139,698	2,187,670
SEACOR Holdings, Inc.*	927	42,846
SEACOR Marine Holdings, Inc.*	1,024	11,981
Select Energy Services, Inc., Class A*	1,511	27,561
Smart Sand, Inc. (x)*	1,341	11,613
Solaris Oilfield Infrastructure, Inc., Class A*	947	20,275
Superior Energy Services, Inc.*	8,940	86,092

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/FRANKLIN SMALL CAP VALUE MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

	Number of Shares	Value (Note 1)
TETRA Technologies, Inc.*	6,540	$27,926
Unit Corp.*	50,126	1,102,771
US Silica Holdings, Inc. (x)	4,745	154,497
Willbros Group, Inc.*	2,656	3,772

		10,802,742

Oil, Gas & Consumable Fuels (1.8%)
Abraxas Petroleum Corp.*	9,588	23,586
Adams Resources & Energy, Inc.	144	6,264
Approach Resources, Inc. (x)*	2,668	7,897
Arch Coal, Inc., Class A	1,113	103,687
Ardmore Shipping Corp.*	1,569	12,552
Bill Barrett Corp.*	4,761	24,424
Bonanza Creek Energy, Inc.*	1,260	34,763
California Resources Corp. (x)*	2,441	47,453
Callon Petroleum Co.*	11,866	144,172
Carrizo Oil & Gas, Inc.*	4,537	96,547
Clean Energy Fuels Corp.*	8,412	17,076
Cloud Peak Energy, Inc.*	4,617	20,546
Contango Oil & Gas Co.*	1,188	5,595
CVR Energy, Inc. (x)	882	32,846
Delek US Energy, Inc.	4,617	161,318
Denbury Resources, Inc.*	22,605	49,957
DHT Holdings, Inc.	4,574	16,421
Dorian LPG Ltd.*	1,375	11,303
Earthstone Energy, Inc., Class A*	1,317	14,000
Eclipse Resources Corp.*	5,414	12,994
Energen Corp.*	45,400	2,613,677
Energy XXI Gulf Coast, Inc.*	1,845	10,590
EP Energy Corp., Class A (x)*	2,429	5,732
Evolution Petroleum Corp.	1,671	11,446
Frontline Ltd. (x)	4,855	22,284
GasLog Ltd. (x)	2,449	54,490
Gastar Exploration, Inc. (x)*	11,270	11,834
Gener8 Maritime, Inc.*	2,466	16,325
Golar LNG Ltd.	5,649	168,397
Green Plains, Inc.	2,309	38,907
Halcon Resources Corp. (x)*	7,736	58,562
Hallador Energy Co.	929	5,658
International Seaways, Inc.*	1,805	33,320
Isramco, Inc.*	62	6,488
Jagged Peak Energy, Inc. (x)*	3,176	50,117
Jones Energy, Inc., Class A (x)*	3,699	4,069
Lilis Energy, Inc. (x)*	2,610	13,337
Matador Resources Co.*	5,498	171,153
Midstates Petroleum Co., Inc.*	711	11,788
NACCO Industries, Inc., Class A	221	8,321
Navios Maritime Acquisition Corp.	5,164	5,732
Nordic American Tankers Ltd.	5,358	13,181
Oasis Petroleum, Inc.*	13,851	116,487
Overseas Shipholding Group, Inc., Class A*	2,291	6,277
Pacific Ethanol, Inc.*	2,554	11,621
Panhandle Oil and Gas, Inc., Class A	876	18,002
Par Pacific Holdings, Inc.*	1,941	37,422
PDC Energy, Inc.*	3,884	200,180
Peabody Energy Corp.*	3,879	152,716
Penn Virginia Corp.*	888	34,730
Renewable Energy Group, Inc.*	2,135	25,193
Resolute Energy Corp. (x)*	1,212	38,142
REX American Resources Corp.*	352	29,142
Ring Energy, Inc.*	2,813	39,101
Sanchez Energy Corp. (x)*	3,410	18,107
SandRidge Energy, Inc.*	1,972	41,550
Scorpio Tankers, Inc.	13,373	40,788
SemGroup Corp., Class A	3,921	118,414
Ship Finance International Ltd. (x)	3,483	53,987
SilverBow Resources, Inc.*	436	12,958
SRC Energy, Inc.*	13,917	118,712
Stone Energy Corp. (x)*	1,216	39,107
Teekay Corp.	3,379	31,492
Teekay Tankers Ltd., Class A	9,764	13,670
Tellurian, Inc. (x)*	3,413	33,243
Ultra Petroleum Corp.*	11,394	103,230
Uranium Energy Corp. (x)*	8,362	14,801
W&T Offshore, Inc.*	5,904	19,542
Westmoreland Coal Co. (x)*	1,259	1,523
WildHorse Resource Development Corp. (x)*	2,731	50,278

		5,599,224

Total Energy		16,401,966

Financials (20.0%)
Banks (12.1%)
1st Source Corp.	968	47,868
Access National Corp.	27,466	764,652
ACNB Corp.	360	10,638
Allegiance Bancshares, Inc.*	687	25,866
American National Bankshares, Inc.	511	19,571
Ameris Bancorp	2,159	104,064
Ames National Corp.	452	12,588
Arrow Financial Corp.	666	22,611
Atlantic Capital Bancshares, Inc.*	1,288	22,669
Banc of California, Inc.	2,551	52,678
BancFirst Corp.	929	47,518
Banco Latinoamericano de Comercio Exterior SA, Class E	1,813	48,770
Bancorp, Inc. (The)*	2,812	27,783
BancorpSouth Bank	4,805	151,117
Bank of Commerce Holdings	924	10,626
Bank of Marin Bancorp	374	25,432
Bank of NT Butterfield & Son Ltd. (The)	3,214	116,636
Bankwell Financial Group, Inc.	355	12,191
Banner Corp.	1,965	108,311
Bar Harbor Bankshares	924	24,957
BCB Bancorp, Inc.	592	8,584
Berkshire Hills Bancorp, Inc.	2,276	83,302
Blue Hills Bancorp, Inc.	1,368	27,497
Boston Private Financial Holdings, Inc.	5,072	78,362
Bridge Bancorp, Inc.	1,171	40,985
Brookline Bancorp, Inc.	4,513	70,854
Bryn Mawr Bank Corp.	27,269	1,205,289
BSB Bancorp, Inc.*	516	15,093
Byline Bancorp, Inc.*	264	6,064
C&F Financial Corp.	197	11,426
Cadence BanCorp*	960	26,035
Camden National Corp.	878	36,990

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/FRANKLIN SMALL CAP VALUE MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

	Number of Shares	Value (Note 1)
Capital City Bank Group, Inc.	605	$13,879
Capstar Financial Holdings, Inc.*	525	10,904
Carolina Financial Corp.	885	32,878
Cathay General Bancorp	4,499	189,723
CenterState Bank Corp.	3,185	81,950
Central Pacific Financial Corp.	1,748	52,143
Central Valley Community Bancorp	526	10,615
Century Bancorp, Inc., Class A	179	14,007
Chemical Financial Corp.	80,048	4,280,166
Chemung Financial Corp.	185	8,899
Citizens & Northern Corp.	628	15,072
City Holding Co.	855	57,687
Civista Bancshares, Inc.	597	13,134
CNB Financial Corp.	900	23,616
CoBiz Financial, Inc.	2,366	47,296
Codorus Valley Bancorp, Inc.	511	14,068
Columbia Banking System, Inc.	86,323	3,749,870
Commerce Union Bancshares, Inc.	416	10,666
Community Bank System, Inc.	2,845	152,919
Community Bankers Trust Corp.*	1,280	10,432
Community Financial Corp. (The)	237	9,077
Community Trust Bancorp, Inc.	900	42,390
ConnectOne Bancorp, Inc.	1,797	46,273
County Bancorp, Inc.	279	8,303
Customers Bancorp, Inc.*	1,635	42,494
CVB Financial Corp.	6,167	145,295
DNB Financial Corp.	183	6,167
Eagle Bancorp, Inc.*	1,877	108,678
Enterprise Bancorp, Inc.	546	18,591
Enterprise Financial Services Corp.	1,385	62,533
Equity Bancshares, Inc., Class A*	656	23,229
Evans Bancorp, Inc.	281	11,774
Farmers & Merchants Bancorp, Inc.	526	21,461
Farmers Capital Bank Corp.	408	15,708
Farmers National Banc Corp.	1,486	21,919
FB Financial Corp.*	698	29,309
FCB Financial Holdings, Inc., Class A*	2,096	106,477
Fidelity Southern Corp.	1,309	28,536
Financial Institutions, Inc.	779	24,227
First Bancorp, Inc.	555	15,113
First Bancorp/NC	1,513	53,424
First Bancorp/PR*	10,871	55,442
First Bancshares, Inc. (The)	511	17,476
First Busey Corp.	2,304	68,982
First Business Financial Services, Inc.	588	13,007
First Citizens BancShares, Inc., Class A	432	174,096
First Commonwealth Financial Corp.	5,728	82,025
First Community Bancshares, Inc.	979	28,127
First Connecticut Bancorp, Inc.	801	20,946
First Financial Bancorp	3,653	96,257
First Financial Bankshares, Inc. (x)	3,663	165,018
First Financial Corp.	619	28,072
First Financial Northwest, Inc.	529	8,205
First Foundation, Inc.*	1,674	31,036
First Guaranty Bancshares, Inc. (x)	253	6,325
First Horizon National Corp. (x)	217,200	4,341,834
First Internet Bancorp	416	15,870
First Interstate BancSystem, Inc., Class A	1,484	59,434
First Merchants Corp.	2,443	102,753
First Mid-Illinois Bancshares, Inc.	622	23,972
First Midwest Bancorp, Inc.	6,078	145,933
First Northwest Bancorp*	672	10,954
First of Long Island Corp. (The)	54,667	1,558,009
Flushing Financial Corp.	1,717	47,218
FNB Bancorp	313	11,421
Franklin Financial Network, Inc.*	733	24,995
Fulton Financial Corp.	9,955	178,195
German American Bancorp, Inc.	14,882	525,780
Glacier Bancorp, Inc.	56,084	2,209,148
Great Southern Bancorp, Inc.	677	34,967
Great Western Bancorp, Inc.	3,523	140,215
Green Bancorp, Inc.*	1,260	25,578
Guaranty Bancorp	1,447	40,010
Guaranty Bancshares, Inc.	122	3,739
Hancock Holding Co.	4,914	243,242
Hanmi Financial Corp.	1,857	56,360
HarborOne Bancorp, Inc.*	730	13,987
Heartland Financial USA, Inc.	1,437	77,095
Heritage Commerce Corp.	2,236	34,256
Heritage Financial Corp.	1,827	56,272
Hilltop Holdings, Inc.	4,217	106,817
Home BancShares, Inc.	9,230	214,598
HomeTrust Bancshares, Inc.*	944	24,308
Hope Bancorp, Inc.	7,714	140,781
Horizon Bancorp	1,312	36,474
Howard Bancorp, Inc.*	532	11,704
IBERIABANK Corp.	2,945	228,238
Independent Bank Corp. (Berlin Stock Exchange)	1,228	27,446
Independent Bank Corp. (Nasdaq Stock Exchange)	1,589	110,992
Independent Bank Group, Inc.	999	67,532
International Bancshares Corp.	3,014	119,656
Investar Holding Corp.	499	12,026
Investors Bancorp, Inc.	15,111	209,741
Lakeland Bancorp, Inc.	2,764	53,207
Lakeland Financial Corp.	58,981	2,859,988
LCNB Corp.	509	10,409
LegacyTexas Financial Group, Inc.	2,808	118,526
Live Oak Bancshares, Inc.	1,224	29,192
Macatawa Bank Corp.	1,606	16,060
MainSource Financial Group, Inc.	1,522	55,264
MB Financial, Inc.	4,705	209,467
MBT Financial Corp.	1,098	11,639
Mercantile Bank Corp.	1,001	35,405
Metropolitan Bank Holding Corp.*	172	7,241
Middlefield Banc Corp.	160	7,712
Midland States Bancorp, Inc.	945	30,694
MidSouth Bancorp, Inc.	812	10,759
MidWestOne Financial Group, Inc.	687	23,035

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/FRANKLIN SMALL CAP VALUE MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

	Number of Shares	Value (Note 1)
MutualFirst Financial, Inc.	314	$12,105
National Bank Holdings Corp., Class A	1,537	49,845
National Bankshares, Inc.	370	16,817
National Commerce Corp.*	647	26,042
NBT Bancorp, Inc.	2,535	93,288
Nicolet Bankshares, Inc.*	550	30,107
Northeast Bancorp	384	8,890
Northrim BanCorp, Inc.	408	13,811
Norwood Financial Corp.	351	11,583
OFG Bancorp	2,477	23,284
Ohio Valley Banc Corp.	244	9,858
Old Line Bancshares, Inc.	505	14,867
Old National Bancorp	7,999	139,583
Old Point Financial Corp.	212	6,307
Old Second Bancorp, Inc.	1,744	23,806
Opus Bank*	1,134	30,958
Orrstown Financial Services, Inc.	426	10,757
Pacific Mercantile Bancorp*	905	7,919
Pacific Premier Bancorp, Inc.*	2,326	93,040
Paragon Commercial Corp.*	257	13,675
Park National Corp.	797	82,888
Parke Bancorp, Inc. (x)	340	6,987
Peapack Gladstone Financial Corp.	996	34,880
Penns Woods Bancorp, Inc.	316	14,719
Peoples Bancorp of North Carolina, Inc.	278	8,532
Peoples Bancorp, Inc.	32,306	1,053,821
Peoples Financial Services Corp.	377	17,561
People’s Utah Bancorp	803	24,331
Pinnacle Financial Partners, Inc.	22,853	1,515,153
Preferred Bank	753	44,261
Premier Financial Bancorp, Inc.	556	11,164
QCR Holdings, Inc.	759	32,523
RBB Bancorp	156	4,270
Renasant Corp.	2,472	101,080
Republic Bancorp, Inc., Class A	541	20,569
Republic First Bancorp, Inc. (x)*	2,994	25,299
S&T Bancorp, Inc.	2,015	80,217
Sandy Spring Bancorp, Inc.	1,386	54,082
Seacoast Banking Corp. of Florida*	2,482	62,571
ServisFirst Bancshares, Inc.	2,747	114,001
Shore Bancshares, Inc.	753	12,575
Sierra Bancorp	695	18,459
Simmons First National Corp., Class A	2,269	129,560
SmartFinancial, Inc.*	432	9,374
South State Corp.	2,064	179,878
Southern First Bancshares, Inc.*	356	14,685
Southern National Bancorp of Virginia, Inc.	1,037	16,623
Southside Bancshares, Inc.	1,657	55,808
State Bank Financial Corp.	2,201	65,678
Sterling Bancorp	12,598	309,910
Stock Yards Bancorp, Inc.	1,329	50,103
Summit Financial Group, Inc.	665	17,503
Sun Bancorp, Inc.	651	15,819
Sunshine Bancorp, Inc.*	454	10,415
Texas Capital Bancshares, Inc.*	2,914	259,054
Tompkins Financial Corp.	867	70,530
Towne Bank	3,364	103,443
TriCo Bancshares	1,202	45,508
TriState Capital Holdings, Inc.*	1,362	31,326
Triumph Bancorp, Inc.*	1,007	31,721
Trustmark Corp.	4,024	128,205
Two River Bancorp	429	7,778
UMB Financial Corp.	2,631	189,222
Umpqua Holdings Corp.	12,887	268,049
Union Bankshares Corp.	2,555	92,414
Union Bankshares, Inc. (x)	232	12,284
United Bankshares, Inc.	5,824	202,384
United Community Banks, Inc.	4,214	118,582
United Security Bancshares	771	8,481
Unity Bancorp, Inc.	453	8,947
Univest Corp. of Pennsylvania	1,585	44,459
Valley National Bancorp	15,046	168,816
Veritex Holdings, Inc.*	881	24,307
Washington Trust Bancorp, Inc.	14,442	769,036
WashingtonFirst Bankshares, Inc.	518	17,747
WesBanco, Inc.	2,482	100,893
West Bancorporation, Inc.	1,007	25,326
Westamerica Bancorporation	1,509	89,861
Wintrust Financial Corp.	3,242	267,043
Xenith Bankshares, Inc.*	315	10,656

		36,411,004

Capital Markets (0.6%)
Actua Corp.*	1,887	29,437
Arlington Asset Investment Corp., Class A (x)	1,322	15,573
Artisan Partners Asset Management, Inc., Class A	2,679	105,821
Associated Capital Group, Inc., Class A (x)	292	9,957
B. Riley Financial, Inc. (x)	1,129	20,435
Cohen & Steers, Inc.	1,248	59,018
Cowen, Inc. (x)*	1,617	22,072
Diamond Hill Investment Group, Inc.	194	40,092
Donnelley Financial Solutions, Inc.*	1,849	36,037
Evercore, Inc., Class A	2,253	202,769
Financial Engines, Inc.	3,498	105,989
GAIN Capital Holdings, Inc. (x)	2,265	22,650
GAMCO Investors, Inc., Class A	298	8,836
Greenhill & Co., Inc. (x)	1,325	25,838
Hamilton Lane, Inc., Class A	891	31,532
Houlihan Lokey, Inc.	1,445	65,646
INTL. FCStone, Inc.*	937	39,851
Investment Technology Group, Inc.	1,912	36,806
Ladenburg Thalmann Financial Services, Inc.	5,897	18,635
Medley Management, Inc., Class A	485	3,153
Moelis & Co., Class A	1,820	88,270
OM Asset Management plc	4,291	71,874
Oppenheimer Holdings, Inc., Class A	526	14,097
Piper Jaffray Cos.	846	72,968
PJT Partners, Inc., Class A	1,034	47,150

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/FRANKLIN SMALL CAP VALUE MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

	Number of Shares	Value (Note 1)
Pzena Investment Management, Inc., Class A	837	$8,931
Safeguard Scientifics, Inc.*	1,130	12,656
Silvercrest Asset Management Group, Inc., Class A	414	6,645
Stifel Financial Corp.	3,916	233,236
Virtu Financial, Inc., Class A (x)	1,419	25,968
Virtus Investment Partners, Inc. (x)	414	47,631
Waddell & Reed Financial, Inc., Class A (x)	4,869	108,773
Westwood Holdings Group, Inc.	498	32,973
WisdomTree Investments, Inc.	6,864	86,143

		1,757,462

Consumer Finance (0.2%)
Elevate Credit, Inc. (x)*	892	6,717
Encore Capital Group, Inc.*	1,403	59,066
Enova International, Inc.*	2,035	30,932
EZCORP, Inc., Class A*	2,869	35,002
FirstCash, Inc.	2,709	182,721
Green Dot Corp., Class A*	2,726	164,269
LendingClub Corp.*	18,858	77,884
Nelnet, Inc., Class A	1,065	58,341
PRA Group, Inc.*	2,595	86,154
Regional Management Corp.*	659	17,338
World Acceptance Corp.*	344	27,768

		746,192

Diversified Financial Services (0.0%)
Cannae Holdings, Inc.*	3,724	63,420
Marlin Business Services Corp.	475	10,640
On Deck Capital, Inc.*	2,999	17,214
Tiptree, Inc.	1,537	9,145

		100,419

Insurance (5.6%)
Ambac Financial Group, Inc.*	2,782	44,456
American Equity Investment Life Holding Co.	4,968	152,667
AMERISAFE, Inc.	1,135	69,916
AmTrust Financial Services, Inc. (x)	5,048	50,833
Argo Group International Holdings Ltd.	1,728	106,531
Aspen Insurance Holdings Ltd.	54,100	2,196,460
Atlas Financial Holdings, Inc.*	554	11,385
Baldwin & Lyons, Inc., Class B	647	15,496
Blue Capital Reinsurance Holdings Ltd.	342	4,121
Citizens, Inc. (x)*	2,816	20,698
CNO Financial Group, Inc.	9,889	244,159
Crawford & Co., Class B	774	7,446
Donegal Group, Inc., Class A	553	9,567
eHealth, Inc.*	962	16,710
EMC Insurance Group, Inc.	477	13,685
Employers Holdings, Inc.	1,892	84,005
Enstar Group Ltd.*	657	131,893
FBL Financial Group, Inc., Class A	571	39,770
Federated National Holding Co.	815	13,505
Genworth Financial, Inc., Class A*	28,959	90,062
Global Indemnity Ltd.*	518	21,766
Greenlight Capital Re Ltd., Class A*	1,851	37,205
Hallmark Financial Services, Inc.*	664	6,926
Hanover Insurance Group, Inc. (The)	32,900	3,555,832
HCI Group, Inc.	503	15,040
Health Insurance Innovations, Inc., Class A (x)*	695	17,340
Heritage Insurance Holdings, Inc.	1,201	21,642
Horace Mann Educators Corp.	53,961	2,379,680
Independence Holding Co.	231	6,341
Infinity Property & Casualty Corp.	605	64,130
Investors Title Co.	87	17,256
James River Group Holdings Ltd.	1,400	56,014
Kemper Corp.	2,347	161,708
Kingstone Cos., Inc.	555	10,434
Kinsale Capital Group, Inc.	898	40,410
Maiden Holdings Ltd.	3,737	24,664
MBIA, Inc. (x)*	5,141	37,632
National General Holdings Corp.	2,881	56,583
National Western Life Group, Inc., Class A	132	43,695
Navigators Group, Inc. (The)	1,211	58,976
NI Holdings, Inc.*	634	10,765
Old Republic International Corp.	189,600	4,053,648
Primerica, Inc.	2,599	263,928
RLI Corp.	2,291	138,972
Safety Insurance Group, Inc.	867	69,707
Selective Insurance Group, Inc.	3,365	197,526
State Auto Financial Corp.	976	28,421
Stewart Information Services Corp.	1,223	51,733
Third Point Reinsurance Ltd.*	4,979	72,942
Trupanion, Inc.*	1,393	40,773
United Fire Group, Inc.	1,263	57,568
United Insurance Holdings Corp.	1,128	19,458
Universal Insurance Holdings, Inc.	1,761	48,163
Validus Holdings Ltd.	37,600	1,764,192
WMIH Corp.*	12,817	10,883

		16,785,318

Mortgage Real Estate Investment Trusts (REITs) (0.3%)
AG Mortgage Investment Trust, Inc. (REIT)	1,683	31,994
Anworth Mortgage Asset Corp. (REIT)	5,795	31,525
Apollo Commercial Real Estate Finance, Inc. (REIT) (x)	6,200	114,390
Ares Commercial Real Estate Corp. (REIT)	1,510	19,479
ARMOUR Residential REIT, Inc. (REIT) (x)	2,189	56,301
Capstead Mortgage Corp. (REIT)	5,693	49,244
Cherry Hill Mortgage Investment Corp. (REIT)	697	12,539
CYS Investments, Inc. (REIT)	9,246	74,245

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/FRANKLIN SMALL CAP VALUE MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

	Number of Shares	Value (Note 1)
Dynex Capital, Inc. (REIT)	2,728	$19,123
Ellington Residential Mortgage REIT (REIT) (x)	442	5,322
Granite Point Mortgage Trust, Inc. (REIT) (x)	2,543	45,113
Great Ajax Corp. (REIT)	1,119	15,465
Hannon Armstrong Sustainable Infrastructure Capital, Inc. (REIT)	2,913	70,087
Invesco Mortgage Capital, Inc. (REIT)	6,300	112,329
KKR Real Estate Finance Trust, Inc. (REIT) (x)	655	13,107
Ladder Capital Corp. (REIT)	4,470	60,926
MTGE Investment Corp. (REIT)	2,676	49,506
New York Mortgage Trust, Inc. (REIT)	7,005	43,221
Orchid Island Capital, Inc. (REIT) (x)	2,490	23,107
Owens Realty Mortgage, Inc. (REIT)	607	9,718
PennyMac Mortgage Investment Trust (REIT)‡	4,025	64,682
Redwood Trust, Inc. (REIT)	4,603	68,216
Resource Capital Corp. (REIT)	1,881	17,625
Sutherland Asset Management Corp. (REIT) (x)	1,121	16,983
TPG RE Finance Trust, Inc. (REIT)	524	9,982
Western Asset Mortgage Capital Corp. (REIT)	2,428	24,159

		1,058,388

Thrifts & Mortgage Finance (1.2%)
Bank Mutual Corp.	2,506	26,689
BankFinancial Corp.	981	15,049
Bear State Financial, Inc.	1,109	11,345
Beneficial Bancorp, Inc.	4,100	67,445
BofI Holding, Inc. (x)*	3,579	107,012
Capitol Federal Financial, Inc.	7,695	103,190
Charter Financial Corp.	676	11,857
Clifton Bancorp, Inc.	1,143	19,545
Dime Community Bancshares, Inc.	1,866	39,093
Entegra Financial Corp.*	309	9,038
ESSA Bancorp, Inc.	457	7,161
Essent Group Ltd.*	4,756	206,506
Federal Agricultural Mortgage Corp., Class C	547	42,797
First Defiance Financial Corp.	586	30,454
Flagstar Bancorp, Inc.*	1,304	48,796
Greene County Bancorp, Inc. (x)	158	5,151
Hingham Institution for Savings	85	17,595
Home Bancorp, Inc.	345	14,911
HomeStreet, Inc.*	1,487	43,049
Impac Mortgage Holdings, Inc. (x)*	610	6,198
Kearny Financial Corp.	4,165	60,184
LendingTree, Inc. (x)*	379	129,031
Malvern Bancorp, Inc.*	386	10,113
Merchants Bancorp	292	5,747
Meridian Bancorp, Inc.	2,837	58,442
Meta Financial Group, Inc.	514	47,622
MGIC Investment Corp.*	21,720	306,468
Nationstar Mortgage Holdings, Inc.*	1,822	33,707
NMI Holdings, Inc., Class A*	3,300	56,100
Northfield Bancorp, Inc.	2,535	43,298
Northwest Bancshares, Inc.	5,674	94,926
OceanFirst Financial Corp.	1,951	51,214
Ocwen Financial Corp. (x)*	6,341	19,847
Oritani Financial Corp.	2,285	37,474
PCSB Financial Corp.*	1,124	21,412
PennyMac Financial Services, Inc., Class A*‡	1,023	22,864
PHH Corp.*	1,650	16,995
Provident Bancorp, Inc.*	253	6,692
Provident Financial Holdings, Inc.	382	7,029
Provident Financial Services, Inc.	3,699	99,762
Prudential Bancorp, Inc.	482	8,483
Radian Group, Inc.	12,687	261,478
Riverview Bancorp, Inc.	1,161	10,066
SI Financial Group, Inc.	638	9,379
Southern Missouri Bancorp, Inc.	353	13,269
Territorial Bancorp, Inc.	419	12,935
Timberland Bancorp, Inc.	374	9,930
TrustCo Bank Corp.	89,360	822,111
United Community Financial Corp.	3,132	28,595
United Financial Bancorp, Inc.	2,968	52,356
Walker & Dunlop, Inc.*	1,640	77,900
Washington Federal, Inc.	5,113	175,120
Waterstone Financial, Inc.	1,571	26,786
Western New England Bancorp, Inc.	1,685	18,367
WSFS Financial Corp.	1,785	85,412

		3,573,995

Total Financials		60,432,778

Health Care (7.0%)
Biotechnology (2.5%)
Abeona Therapeutics, Inc. (x)*	1,726	27,357
Acceleron Pharma, Inc.*	2,164	91,840
Achaogen, Inc. (x)*	2,013	21,620
Achillion Pharmaceuticals, Inc.*	6,793	19,564
Acorda Therapeutics, Inc.*	2,542	54,526
Adamas Pharmaceuticals, Inc. (x)*	824	27,925
Aduro Biotech, Inc.*	2,520	18,900
Advaxis, Inc. (x)*	2,460	6,986
Agenus, Inc.*	4,042	13,177
Aileron Therapeutics, Inc. (x)*	259	2,730
Aimmune Therapeutics, Inc.*	2,024	76,548
Akebia Therapeutics, Inc.*	2,594	38,573
Alder Biopharmaceuticals, Inc.*	3,586	41,060
Allena Pharmaceuticals, Inc. (x)*	296	2,978
AMAG Pharmaceuticals, Inc.*	2,025	26,831
Amicus Therapeutics, Inc. (x)*	9,699	139,569
AnaptysBio, Inc.*	1,044	105,152
Anavex Life Sciences Corp. (x)*	2,089	6,727
Apellis Pharmaceuticals, Inc. (x)*	594	12,890
Ardelyx, Inc.*	2,019	13,325
Arena Pharmaceuticals, Inc.*	2,275	77,282

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/FRANKLIN SMALL CAP VALUE MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

	Number of Shares	Value (Note 1)
Array BioPharma, Inc.*	11,590	$148,352
Asterias Biotherapeutics, Inc. (x)*	1,438	3,236
Atara Biotherapeutics, Inc. (x)*	1,472	26,643
Athenex, Inc. (x)*	335	5,327
Athersys, Inc. (x)*	6,448	11,671
Audentes Therapeutics, Inc.*	939	29,344
Avexis, Inc.*	1,460	161,578
Axovant Sciences Ltd.*	1,846	9,728
Bellicum Pharmaceuticals, Inc. (x)*	1,682	14,146
BioCryst Pharmaceuticals, Inc. (x)*	5,632	27,653
Biohaven Pharmaceutical Holding Co. Ltd.*	624	16,836
BioSpecifics Technologies Corp.*	308	13,346
BioTime, Inc.*	4,411	9,484
Bluebird Bio, Inc.*	2,860	509,365
Blueprint Medicines Corp.*	2,486	187,469
Calithera Biosciences, Inc.*	1,888	15,765
Calyxt, Inc. (x)*	439	9,671
Cara Therapeutics, Inc. (x)*	1,661	20,331
Cascadian Therapeutics, Inc.*	2,092	7,740
Catalyst Pharmaceuticals, Inc.*	4,397	17,192
Celcuity, Inc.*	201	3,809
Celldex Therapeutics, Inc.*	7,696	21,857
ChemoCentryx, Inc.*	1,355	8,062
Chimerix, Inc.*	3,003	13,904
Clovis Oncology, Inc.*	2,579	175,372
Coherus Biosciences, Inc. (x)*	2,371	20,865
Conatus Pharmaceuticals, Inc.*	1,597	7,378
Concert Pharmaceuticals, Inc.*	993	25,689
Corbus Pharmaceuticals Holdings, Inc. (x)*	2,736	19,426
Corvus Pharmaceuticals, Inc.*	515	5,335
Curis, Inc.*	6,923	4,846
Cytokinetics, Inc.*	2,565	20,905
CytomX Therapeutics, Inc.*	1,788	37,745
Deciphera Pharmaceuticals, Inc.*	455	10,315
Dynavax Technologies Corp. (x)*	3,551	66,404
Eagle Pharmaceuticals, Inc.*	474	25,321
Edge Therapeutics, Inc.*	1,000	9,370
Editas Medicine, Inc. (x)*	2,078	63,857
Emergent BioSolutions, Inc.*	1,975	91,778
Enanta Pharmaceuticals, Inc.*	961	56,391
Epizyme, Inc. (x)*	2,812	35,291
Esperion Therapeutics, Inc.*	995	65,511
Exact Sciences Corp.*	6,862	360,529
Fate Therapeutics, Inc.*	2,320	14,175
FibroGen, Inc.*	4,066	192,728
Five Prime Therapeutics, Inc.*	1,591	34,875
Flexion Therapeutics, Inc. (x)*	1,907	47,751
Fortress Biotech, Inc. (x)*	2,082	8,307
Foundation Medicine, Inc.*	845	57,629
G1 Therapeutics, Inc. (x)*	421	8,353
Genocea Biosciences, Inc.*	1,752	2,032
Genomic Health, Inc.*	1,152	39,398
Geron Corp. (x)*	9,172	16,510
Global Blood Therapeutics, Inc.*	2,169	85,350
Halozyme Therapeutics, Inc.*	6,940	140,604
Heron Therapeutics, Inc.*	2,738	49,558
Idera Pharmaceuticals, Inc.*	8,710	18,378
Ignyta, Inc.*	3,413	91,127
Immune Design Corp.*	2,116	8,252
ImmunoGen, Inc.*	5,782	37,063
Immunomedics, Inc. (x)*	6,072	98,124
Inovio Pharmaceuticals, Inc. (x)*	4,587	18,944
Insmed, Inc.*	4,427	138,034
Insys Therapeutics, Inc. (x)*	1,581	15,209
Intellia Therapeutics, Inc.*	879	16,894
Invitae Corp. (x)*	2,405	21,837
Iovance Biotherapeutics, Inc.*	3,677	29,416
Ironwood Pharmaceuticals, Inc. (x)*	7,968	119,440
Jounce Therapeutics, Inc. (x)*	777	9,907
Karyopharm Therapeutics, Inc.*	2,081	19,978
Keryx Biopharmaceuticals, Inc. (x)*	5,046	23,464
Kindred Biosciences, Inc.*	1,274	12,039
Kura Oncology, Inc. (x)*	1,148	17,564
La Jolla Pharmaceutical Co. (x)*	1,081	34,787
Lexicon Pharmaceuticals, Inc. (x)*	2,455	24,255
Ligand Pharmaceuticals, Inc.*	1,217	166,644
Loxo Oncology, Inc. (x)*	1,342	112,970
MacroGenics, Inc.*	2,027	38,513
Madrigal Pharmaceuticals, Inc.*	230	21,112
Matinas BioPharma Holdings, Inc. (x)*	3,264	3,786
MediciNova, Inc. (x)*	1,842	11,918
Merrimack Pharmaceuticals, Inc. (x)	776	7,954
Mersana Therapeutics, Inc.*	236	3,877
MiMedx Group, Inc. (x)*	6,126	77,249
Minerva Neurosciences, Inc.*	1,549	9,371
Miragen Therapeutics, Inc.*	771	8,042
Momenta Pharmaceuticals, Inc.*	4,317	60,222
Myriad Genetics, Inc.*	3,811	130,889
NantKwest, Inc. (x)*	1,887	8,473
Natera, Inc.*	1,936	17,405
NewLink Genetics Corp. (x)*	1,828	14,825
Novavax, Inc. (x)*	17,216	21,348
Novelion Therapeutics, Inc.*	911	2,842
Nymox Pharmaceutical Corp.*	1,732	5,716
Organovo Holdings, Inc. (x)*	6,115	8,194
Otonomy, Inc.*	1,740	9,657
Ovid therapeutics, Inc.*	316	3,119
PDL BioPharma, Inc.*	8,996	24,649
Pieris Pharmaceuticals, Inc.*	2,113	15,953
Portola Pharmaceuticals, Inc.*	3,331	162,153
Progenics Pharmaceuticals, Inc. (x)*	3,969	23,616
Protagonist Therapeutics, Inc.*	688	14,310
Prothena Corp. plc (x)*	2,272	85,177
PTC Therapeutics, Inc.*	2,335	38,948
Puma Biotechnology, Inc.*	1,672	165,277
Ra Pharmaceuticals, Inc.*	725	6,163
Radius Health, Inc. (x)*	2,199	69,862
Recro Pharma, Inc. (x)*	830	7,678
REGENXBIO, Inc.*	1,565	52,036
Repligen Corp.*	2,216	80,396
Retrophin, Inc.*	2,306	48,587
Rhythm Pharmaceuticals, Inc.*	467	13,571

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/FRANKLIN SMALL CAP VALUE MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

	Number of Shares	Value (Note 1)
Rigel Pharmaceuticals, Inc.*	8,489	$32,937
Sage Therapeutics, Inc.*	2,208	363,679
Sangamo Therapeutics, Inc.*	4,821	79,064
Sarepta Therapeutics, Inc. (x)*	3,586	199,525
Selecta Biosciences, Inc. (x)*	720	7,063
Seres Therapeutics, Inc. (x)*	1,130	11,458
Spark Therapeutics, Inc. (x)*	1,580	81,244
Spectrum Pharmaceuticals, Inc.*	5,061	95,906
Spero Therapeutics, Inc. (x)*	332	3,901
Stemline Therapeutics, Inc.*	1,362	21,247
Strongbridge Biopharma plc (x)*	1,328	9,628
Syndax Pharmaceuticals, Inc.*	542	4,748
Synergy Pharmaceuticals, Inc. (x)*	14,039	31,307
Syros Pharmaceuticals, Inc. (x)*	769	7,482
TG Therapeutics, Inc. (x)*	3,000	24,600
Tocagen, Inc. (x)*	988	10,127
Trevena, Inc.*	2,820	4,512
Ultragenyx Pharmaceutical, Inc.*	2,342	108,622
Vanda Pharmaceuticals, Inc.*	2,718	41,314
VBI Vaccines, Inc.*	2,244	9,582
Veracyte, Inc.*	1,447	9,449
Versartis, Inc.*	1,887	4,151
Voyager Therapeutics, Inc.*	1,000	16,600
vTv Therapeutics, Inc., Class A (x)*	331	1,989
XBiotech, Inc. (x)*	1,101	4,338
Xencor, Inc.*	2,195	48,114
ZIOPHARM Oncology, Inc. (x)*	7,727	31,990

		7,489,458

Health Care Equipment & Supplies (2.0%)
Abaxis, Inc.	1,290	63,881
Accuray, Inc. (x)*	5,175	22,253
Analogic Corp.	689	57,704
AngioDynamics, Inc.*	2,247	37,368
Anika Therapeutics, Inc.*	881	47,495
Antares Pharma, Inc.*	8,833	17,578
AtriCure, Inc.*	1,859	33,908
Atrion Corp.	82	51,709
AxoGen, Inc.*	1,679	47,516
Cantel Medical Corp.	2,119	217,982
Cardiovascular Systems, Inc.*	1,877	44,466
Cerus Corp.*	6,200	20,956
ConforMIS, Inc.*	2,242	5,336
CONMED Corp.	1,629	83,030
Corindus Vascular Robotics, Inc. (x)*	5,175	5,227
CryoLife, Inc.*	1,982	37,955
Cutera, Inc.*	810	36,734
Endologix, Inc. (x)*	5,166	27,638
Entellus Medical, Inc.*	753	18,366
Exactech, Inc.*	656	32,439
FONAR Corp.*	372	9,058
GenMark Diagnostics, Inc.*	2,667	11,121
Glaukos Corp. (x)*	1,648	42,271
Globus Medical, Inc., Class A*	4,105	168,716
Haemonetics Corp.*	3,117	181,035
Halyard Health, Inc.*	2,772	128,011
Heska Corp.*	389	31,202
Hill-Rom Holdings, Inc.	9,836	829,075
ICU Medical, Inc.*	880	190,080
Inogen, Inc.*	1,007	119,914
Insulet Corp.*	3,386	233,633
Integer Holdings Corp.*	1,843	83,488
Integra LifeSciences Holdings Corp.*	3,736	178,805
Invacare Corp.	1,846	31,105
iRhythm Technologies, Inc.*	856	47,979
K2M Group Holdings, Inc.*	2,353	42,354
Lantheus Holdings, Inc.*	1,804	36,892
LeMaitre Vascular, Inc.	824	26,236
LivaNova plc*	2,837	226,733
Masimo Corp.*	2,625	222,600
Meridian Bioscience, Inc.	2,396	33,544
Merit Medical Systems, Inc.*	2,893	124,978
Natus Medical, Inc.*	1,716	65,551
Neogen Corp.*	2,145	176,340
Nevro Corp.*	1,649	113,847
Novocure Ltd.*	3,403	68,741
NuVasive, Inc.*	2,939	171,902
NxStage Medical, Inc.*	3,846	93,189
Obalon Therapeutics, Inc. (x)*	521	3,444
OraSure Technologies, Inc.*	3,347	63,124
Orthofix International NV*	1,007	55,083
OrthoPediatrics Corp.*	191	3,665
Oxford Immunotec Global plc*	1,420	19,837
Penumbra, Inc.*	1,742	163,922
Pulse Biosciences, Inc. (x)*	561	13,240
Quidel Corp.*	1,658	71,874
Quotient Ltd. (x)*	1,648	8,158
Rockwell Medical, Inc. (x)*	2,985	17,373
RTI Surgical, Inc.*	3,557	14,584
Sientra, Inc. (x)*	866	12,176
STAAR Surgical Co.*	2,458	38,099
STERIS plc	8,602	752,416
Surmodics, Inc.*	660	18,480
Tactile Systems Technology, Inc. (x)*	735	21,300
Utah Medical Products, Inc.	182	14,815
Varex Imaging Corp.*	2,213	88,896
ViewRay, Inc. (x)*	1,806	16,724
Viveve Medical, Inc. (x)*	929	4,617
Wright Medical Group NV*	6,215	137,973

		6,137,741

Health Care Providers & Services (0.8%)
AAC Holdings, Inc.*	563	5,067
Aceto Corp.	1,880	19,420
Addus HomeCare Corp.*	443	15,416
Almost Family, Inc.*	723	40,018
Amedisys, Inc.*	1,687	88,922
American Renal Associates Holdings, Inc.*	559	9,727
AMN Healthcare Services, Inc.*	2,730	134,453
BioScrip, Inc.*	7,215	20,996
BioTelemetry, Inc. (x)*	1,811	54,149
Capital Senior Living Corp.*	1,548	20,883
Chemed Corp.	922	224,064
Civitas Solutions, Inc.*	963	16,467
Community Health Systems, Inc. (x)*	5,496	23,413
CorVel Corp.*	547	28,936
Cross Country Healthcare, Inc.*	2,082	26,566

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/FRANKLIN SMALL CAP VALUE MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

	Number of Shares	Value (Note 1)
Diplomat Pharmacy, Inc.*	2,874	$57,681
Ensign Group, Inc. (The)	2,845	63,159
Genesis Healthcare, Inc. (x)*	2,594	1,979
HealthEquity, Inc.*	2,961	138,160
HealthSouth Corp.	5,737	283,466
Kindred Healthcare, Inc.	4,914	47,666
LHC Group, Inc.*	883	54,084
Magellan Health, Inc.*	1,409	136,039
Molina Healthcare, Inc.*	2,570	197,068
National HealthCare Corp.	604	36,808
National Research Corp., Class A	608	22,678
Owens & Minor, Inc.	3,616	68,270
PetIQ, Inc. (x)*	352	7,688
Providence Service Corp. (The)*	666	39,520
R1 RCM, Inc.*	6,288	27,730
RadNet, Inc.*	2,091	21,119
Select Medical Holdings Corp.*	6,393	112,836
Surgery Partners, Inc. (x)*	1,188	14,375
Teladoc, Inc. (x)*	3,200	111,520
Tenet Healthcare Corp. (x)*	4,821	73,086
Tivity Health, Inc.*	2,164	79,094
Triple-S Management Corp., Class B*	1,341	33,324
US Physical Therapy, Inc.	744	53,717

		2,409,564

Health Care Technology (0.3%)
Allscripts Healthcare Solutions, Inc.*	10,776	156,790
Castlight Health, Inc., Class B*	3,979	14,921
Computer Programs & Systems, Inc.	731	21,967
Cotiviti Holdings, Inc.*	2,184	70,347
Evolent Health, Inc., Class A (x)*	3,440	42,312
HealthStream, Inc.*	1,500	34,740
HMS Holdings Corp.*	4,962	84,106
Inovalon Holdings, Inc., Class A (x)*	3,621	54,315
Medidata Solutions, Inc.*	3,307	209,564
NantHealth, Inc. (x)*	1,099	3,352
Omnicell, Inc.*	2,178	105,633
Quality Systems, Inc.*	3,107	42,193
Simulations Plus, Inc.	652	10,497
Tabula Rasa HealthCare, Inc.*	577	16,185
Vocera Communications, Inc.*	1,648	49,803

		916,725

Life Sciences Tools & Services (0.5%)
Accelerate Diagnostics, Inc. (x)*	1,484	38,881
Cambrex Corp.*	1,926	92,448
Enzo Biochem, Inc.*	2,476	20,179
Fluidigm Corp.*	2,437	14,354
Gerresheimer AG	9,498	787,703
INC Research Holdings, Inc., Class A*	3,166	138,038
Luminex Corp.	2,237	44,069
Medpace Holdings, Inc.*	409	14,830
NanoString Technologies, Inc.*	1,092	8,157
NeoGenomics, Inc. (x)*	3,432	30,408
Pacific Biosciences of California, Inc. (x)*	5,681	14,998
PRA Health Sciences, Inc.*	2,910	265,014

		1,469,079

Pharmaceuticals (0.9%)
Aclaris Therapeutics, Inc.*	1,381	34,055
Aerie Pharmaceuticals, Inc. (x)*	1,936	115,676
Akcea Therapeutics, Inc. (x)*	841	14,600
Amphastar Pharmaceuticals, Inc.*	2,034	39,134
ANI Pharmaceuticals, Inc.*	505	32,547
Aratana Therapeutics, Inc. (x)*	2,512	13,213
Assembly Biosciences, Inc.*	942	42,626
Catalent, Inc.*	7,794	320,178
Clearside Biomedical, Inc. (x)*	1,280	8,960
Collegium Pharmaceutical, Inc. (x)*	1,407	25,973
Corcept Therapeutics, Inc. (x)*	5,385	97,253
Corium International, Inc.*	1,567	15,059
Depomed, Inc.*	3,564	28,690
Dermira, Inc.*	2,217	61,655
Dova Pharmaceuticals, Inc. (x)*	247	7,114
Durect Corp.*	8,128	7,492
Horizon Pharma plc*	9,665	141,109
Impax Laboratories, Inc.*	4,329	72,078
Innoviva, Inc.*	4,451	63,160
Intersect ENT, Inc.*	1,504	48,730
Intra-Cellular Therapies, Inc.*	2,432	35,215
Kala Pharmaceuticals, Inc. (x)*	430	7,951
Lannett Co., Inc. (x)*	1,703	39,510
Medicines Co. (The) (x)*	4,096	111,985
Melinta Therapeutics, Inc.*	560	8,848
MyoKardia, Inc.*	1,142	48,078
Nektar Therapeutics*	8,669	517,713
Neos Therapeutics, Inc. (x)*	1,244	12,689
Ocular Therapeutix, Inc.*	1,406	6,257
Omeros Corp. (x)*	2,638	51,256
Optinose, Inc. (x)*	236	4,460
Pacira Pharmaceuticals, Inc.*	2,322	105,999
Paratek Pharmaceuticals, Inc.*	1,383	24,756
Phibro Animal Health Corp., Class A	1,101	36,884
Prestige Brands Holdings, Inc.*	3,072	136,428
Reata Pharmaceuticals, Inc., Class A*	644	18,238
Revance Therapeutics, Inc.*	1,383	49,442
Sienna Biopharmaceuticals, Inc. (x)*	236	4,283
Sucampo Pharmaceuticals, Inc., Class A*	1,337	23,999
Supernus Pharmaceuticals, Inc.*	2,811	112,018
Teligent, Inc. (x)*	2,726	9,895
Tetraphase Pharmaceuticals, Inc.*	2,848	17,942
TherapeuticsMD, Inc. (x)*	9,610	58,044
Theravance Biopharma, Inc. (x)*	2,464	68,721
WaVe Life Sciences Ltd.*	734	25,763
Zogenix, Inc.*	1,982	79,379
Zynerba Pharmaceuticals, Inc. (x)*	711	8,902

		2,813,957

Total Health Care		21,236,524

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/FRANKLIN SMALL CAP VALUE MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

	Number of Shares	Value (Note 1)
Industrials (19.0%)
Aerospace & Defense (2.2%)
AAR Corp.	86,860	$3,412,729
Aerojet Rocketdyne Holdings, Inc.*	4,106	128,107
Aerovironment, Inc.*	1,202	67,504
Astronics Corp.*	1,235	51,215
Axon Enterprise, Inc. (x)*	3,080	81,620
Cubic Corp.	1,489	87,777
Curtiss-Wright Corp.	2,592	315,835
Ducommun, Inc.*	691	19,659
Engility Holdings, Inc.*	1,028	29,164
Esterline Technologies Corp.*	24,738	1,847,929
KeyW Holding Corp. (The) (x)*	2,970	17,434
KLX, Inc.*	3,012	205,569
Kratos Defense & Security Solutions, Inc.*	4,884	51,722
Mercury Systems, Inc.*	2,773	142,394
Moog, Inc., Class A*	1,830	158,936
National Presto Industries, Inc. (x)	310	30,830
Sparton Corp.*	589	13,582
Triumph Group, Inc. (x)	2,882	78,390
Vectrus, Inc.*	674	20,793

		6,761,189

Air Freight & Logistics (0.1%)
Air Transport Services Group, Inc.*	3,404	78,769
Atlas Air Worldwide Holdings, Inc.*	1,353	79,353
Echo Global Logistics, Inc.*	1,550	43,400
Forward Air Corp.	1,651	94,833
Hub Group, Inc., Class A*	1,921	92,016
Park-Ohio Holdings Corp.	565	25,962
Radiant Logistics, Inc.*	2,170	9,982

		424,315

Airlines (1.4%)
Allegiant Travel Co.	730	112,968
Hawaiian Holdings, Inc.	2,992	119,231
SkyWest, Inc.	3,009	159,778
Spirit Airlines, Inc.*	82,900	3,718,065

		4,110,042

Building Products (3.6%)
AAON, Inc.	2,448	89,842
Advanced Drainage Systems, Inc. (x)	2,059	49,107
American Woodmark Corp.*	813	105,893
Apogee Enterprises, Inc.	1,677	76,689
Armstrong Flooring, Inc.*	1,130	19,120
Builders FirstSource, Inc.*	6,348	138,323
Caesarstone Ltd.*	1,401	30,822
Continental Building Products, Inc.*	2,070	58,271
CSW Industrials, Inc.*	778	35,749
Gibraltar Industries, Inc.*	50,581	1,669,173
Griffon Corp.	3,460	70,411
Insteel Industries, Inc.	40,130	1,136,482
JELD-WEN Holding, Inc.*	3,979	156,653
Masonite International Corp.*	1,635	121,235
NCI Building Systems, Inc.*	2,184	42,151
Patrick Industries, Inc.*	1,434	99,591
PGT Innovations, Inc.*	2,853	48,073
Ply Gem Holdings, Inc.*	1,385	25,623
Quanex Building Products Corp.	2,009	47,011
Simpson Manufacturing Co., Inc.	68,998	3,961,174
Trex Co., Inc.*	1,724	186,864
Universal Forest Products, Inc.	67,215	2,528,628

		10,696,885

Commercial Services & Supplies (1.7%)
ABM Industries, Inc.	3,251	122,628
ACCO Brands Corp.*	5,922	72,248
Advanced Disposal Services, Inc.*	2,481	59,395
Aqua Metals, Inc. (x)*	1,026	2,185
ARC Document Solutions, Inc.*	2,500	6,375
Brady Corp., Class A	2,759	104,566
Brink’s Co. (The)	2,685	211,310
Casella Waste Systems, Inc., Class A*	2,409	55,455
CECO Environmental Corp.	1,795	9,208
Covanta Holding Corp.	6,988	118,097
Deluxe Corp.	2,822	216,842
Ennis, Inc.	1,462	30,337
Essendant, Inc.	2,315	21,460
Healthcare Services Group, Inc.	4,158	219,210
Heritage-Crystal Clean, Inc.*	896	19,488
Herman Miller, Inc.	3,420	136,971
HNI Corp.	2,473	95,384
Hudson Technologies, Inc. (x)*	2,252	13,670
InnerWorkings, Inc.*	2,571	25,787
Interface, Inc.	3,365	84,630
Kimball International, Inc., Class B	2,202	41,111
Knoll, Inc.	2,820	64,973
LSC Communications, Inc.	2,042	30,936
Matthews International Corp., Class A	1,865	98,472
McGrath RentCorp	51,354	2,412,611
Mobile Mini, Inc.	2,607	89,942
MSA Safety, Inc.	1,939	150,311
Multi-Color Corp.	814	60,928
NL Industries, Inc.*	460	6,555
Quad/Graphics, Inc.	1,829	41,335
RR Donnelley & Sons Co.	4,108	38,204
SP Plus Corp.*	996	36,952
Steelcase, Inc., Class A	4,725	71,820
Team, Inc. (x)*	1,843	27,461
Tetra Tech, Inc.	3,214	154,754
UniFirst Corp.	890	146,761
US Ecology, Inc.	1,290	65,790
Viad Corp.	1,199	66,425
VSE Corp.	544	26,346

		5,256,933

Construction & Engineering (1.4%)
Aegion Corp.*	1,815	46,155
Ameresco, Inc., Class A*	897	7,714
Argan, Inc.	2,834	127,530
Chicago Bridge & Iron Co. NV (x)	5,972	96,388
Comfort Systems USA, Inc.	2,175	94,939

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/FRANKLIN SMALL CAP VALUE MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

	Number of Shares	Value (Note 1)
Dycom Industries, Inc.*	1,767	$196,897
EMCOR Group, Inc.	15,465	1,264,264
Granite Construction, Inc.	28,290	1,794,434
Great Lakes Dredge & Dock Corp.*	3,766	20,336
HC2 Holdings, Inc.*	2,032	12,090
IES Holdings, Inc.*	494	8,522
KBR, Inc.	8,143	161,476
Layne Christensen Co.*	1,105	13,868
MasTec, Inc.*	3,887	190,269
MYR Group, Inc.*	935	33,408
Northwest Pipe Co. (x)*	566	10,833
NV5 Global, Inc.*	475	25,721
Orion Group Holdings, Inc.*	1,821	14,258
Primoris Services Corp.	2,309	62,782
Sterling Construction Co., Inc.*	1,564	25,462
Tutor Perini Corp.*	2,212	56,074

		4,263,420

Electrical Equipment (0.7%)
Allied Motion Technologies, Inc.	442	14,626
Atkore International Group, Inc.*	2,030	43,544
AZZ, Inc.	1,533	78,336
Babcock & Wilcox Enterprises, Inc. (x)*	2,910	16,529
Encore Wire Corp.	5,366	261,056
Energous Corp. (x)*	1,175	22,854
EnerSys	10,326	718,998
Generac Holdings, Inc.*	3,504	173,518
General Cable Corp.	2,841	84,094
LSI Industries, Inc.	1,357	9,336
Plug Power, Inc. (x)*	13,875	32,745
Powell Industries, Inc.	566	16,216
Preformed Line Products Co.	184	13,073
Regal Beloit Corp.	7,255	555,733
Revolution Lighting Technologies, Inc. (x)*	728	2,395
Sunrun, Inc. (x)*	5,274	31,117
Thermon Group Holdings, Inc.*	1,945	46,038
TPI Composites, Inc.*	660	13,504
Vicor Corp.*	942	19,688
Vivint Solar, Inc. (x)*	1,424	5,767

		2,159,167

Industrial Conglomerates (0.3%)
Carlisle Cos., Inc.	7,200	818,280
Raven Industries, Inc.	2,139	73,475

		891,755

Machinery (5.7%)
Actuant Corp., Class A	3,522	89,107
Alamo Group, Inc.	547	61,740
Albany International Corp., Class A	1,705	104,772
Altra Industrial Motion Corp.	1,697	85,529
American Railcar Industries, Inc. (x)	469	19,529
Astec Industries, Inc.	33,176	1,940,795
Barnes Group, Inc.	2,926	185,128
Blue Bird Corp.*	335	6,667
Briggs & Stratton Corp.	2,434	61,751
Chart Industries, Inc.*	1,806	84,629
CIRCOR International, Inc.	972	47,317
Columbus McKinnon Corp.	1,253	50,095
Commercial Vehicle Group, Inc.*	1,537	16,431
DMC Global, Inc.	836	20,942
Douglas Dynamics, Inc.	1,324	50,047
Eastern Co. (The)	334	8,734
Energy Recovery, Inc. (x)*	2,192	19,180
EnPro Industries, Inc.	1,211	113,241
ESCO Technologies, Inc.	1,517	91,399
ExOne Co. (The) (x)*	759	6,376
Federal Signal Corp.	48,796	980,312
Franklin Electric Co., Inc.	2,756	126,500
FreightCar America, Inc.	650	11,102
Gencor Industries, Inc.*	453	7,497
Global Brass & Copper Holdings, Inc.	1,292	42,765
Gorman-Rupp Co. (The)	1,013	31,616
Graham Corp.	513	10,737
Greenbrier Cos., Inc. (The) (x)	1,637	87,252
Hardinge, Inc.	692	12,055
Harsco Corp.*	4,751	88,606
Hillenbrand, Inc.	5,413	241,961
Hurco Cos., Inc.	337	14,221
Hyster-Yale Materials Handling, Inc.	621	52,884
John Bean Technologies Corp.	1,832	202,986
Kadant, Inc.	632	63,453
Kennametal, Inc.	40,569	1,963,944
LB Foster Co., Class A*	502	13,629
Lindsay Corp. (x)	609	53,714
Lydall, Inc.*	974	49,431
Manitowoc Co., Inc. (The)*	42,130	1,657,394
Meritor, Inc.*	4,960	116,362
Milacron Holdings Corp.*	3,001	57,439
Miller Industries, Inc.	699	18,034
Mueller Industries, Inc.	49,456	1,752,226
Mueller Water Products, Inc., Class A (x)	236,778	2,966,827
Navistar International Corp.*	2,950	126,496
NN, Inc.	1,574	43,442
Omega Flex, Inc.	203	14,496
Proto Labs, Inc.*	1,437	148,011
RBC Bearings, Inc.*	1,382	174,685
REV Group, Inc.	1,378	44,826
Rexnord Corp.*	5,851	152,243
Spartan Motors, Inc.	2,032	32,004
SPX Corp.*	2,380	74,708
SPX FLOW, Inc.*	2,458	116,878
Standex International Corp.	748	76,184
Sun Hydraulics Corp.	1,398	90,437
Tennant Co.	1,060	77,009
Titan International, Inc.	133,334	1,717,342
TriMas Corp.*	2,694	72,065
Twin Disc, Inc.*	507	13,471
Wabash National Corp. (x)	3,490	75,733
Watts Water Technologies, Inc., Class A	1,568	119,090
Woodward, Inc.	3,096	236,968

		17,092,444

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/FRANKLIN SMALL CAP VALUE MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

	Number of Shares	Value (Note 1)
Marine (0.0%)
Costamare, Inc.	2,965	$17,108
Eagle Bulk Shipping, Inc.*	2,339	10,479
Genco Shipping & Trading Ltd.*	450	5,994
Matson, Inc.	2,514	75,017
Navios Maritime Holdings, Inc.*	5,438	6,526
Safe Bulkers, Inc.*	2,881	9,306
Scorpio Bulkers, Inc.	3,470	25,678

		150,108

Professional Services (0.5%)
Acacia Research Corp.*	3,153	12,770
Barrett Business Services, Inc.	416	26,828
BG Staffing, Inc.	446	7,109
CBIZ, Inc.*	3,021	46,674
Cogint, Inc. (x)*	928	4,083
CRA International, Inc.	473	21,261
Exponent, Inc.	1,521	108,143
Forrester Research, Inc.	569	25,150
Franklin Covey Co.*	513	10,645
FTI Consulting, Inc.*	2,248	96,574
GP Strategies Corp.*	716	16,611
Heidrick & Struggles International, Inc.	1,017	24,967
Hill International, Inc.*	1,876	10,224
Huron Consulting Group, Inc.*	1,273	51,493
ICF International, Inc.*	1,052	55,230
Insperity, Inc.	2,110	121,009
Kelly Services, Inc., Class A	1,721	46,932
Kforce, Inc.	1,308	33,027
Korn/Ferry International	3,044	125,961
Mistras Group, Inc.*	1,103	25,887
Navigant Consulting, Inc.*	2,761	53,591
On Assignment, Inc.*	2,909	186,961
Resources Connection, Inc.	1,822	28,150
RPX Corp.	2,586	34,756
TriNet Group, Inc.*	2,425	107,525
TrueBlue, Inc.*	2,338	64,295
WageWorks, Inc.*	2,314	143,468
Willdan Group, Inc.*	471	11,276

		1,500,600

Road & Rail (0.8%)
ArcBest Corp.	1,558	55,699
Avis Budget Group, Inc.*	4,207	184,603
Covenant Transportation Group, Inc., Class A*	672	19,307
Daseke, Inc. (x)*	1,239	17,705
Heartland Express, Inc.	2,792	65,165
Hertz Global Holdings, Inc. (x)*	3,232	71,427
Knight-Swift Transportation Holdings, Inc.	7,386	322,916
Marten Transport Ltd.	2,345	47,604
Roadrunner Transportation Systems, Inc.*	1,793	13,824
Saia, Inc. (x)*	19,069	1,349,132
Schneider National, Inc., Class B	2,324	66,373
Universal Logistics Holdings, Inc.	572	13,585
Werner Enterprises, Inc.	2,822	109,070
YRC Worldwide, Inc.*	1,914	27,523

		2,363,933

Trading Companies & Distributors (0.6%)
Aircastle Ltd.	2,826	66,100
Applied Industrial Technologies, Inc.	2,167	147,573
Beacon Roofing Supply, Inc.*	3,940	251,213
BMC Stock Holdings, Inc.*	3,869	97,886
CAI International, Inc.*	909	25,743
DXP Enterprises, Inc.*	903	26,702
EnviroStar, Inc. (x)	207	8,280
Foundation Building Materials, Inc.*	799	11,817
GATX Corp.	2,247	139,674
GMS, Inc.*	1,563	58,831
H&E Equipment Services, Inc.	1,798	73,089
Herc Holdings, Inc.*	1,378	86,277
Huttig Building Products, Inc. (x)*	1,438	9,563
Kaman Corp.	1,605	94,438
Lawson Products, Inc.*	383	9,479
MRC Global, Inc.*	5,275	89,253
Nexeo Solutions, Inc.*	1,597	14,533
NOW, Inc.*	6,337	69,897
Rush Enterprises, Inc., Class A*	1,728	87,800
Rush Enterprises, Inc., Class B*	364	17,548
SiteOne Landscape Supply, Inc.*	1,979	151,789
Textainer Group Holdings Ltd.*	1,512	32,508
Titan Machinery, Inc.*	1,050	22,229
Triton International Ltd.*	2,725	102,051
Veritiv Corp.*	712	20,577
Willis Lease Finance Corp.*	267	6,667

		1,721,517

Transportation Infrastructure (0.0%)
Wesco Aircraft Holdings, Inc.*	2,962	21,919

Total Industrials		57,414,227

Information Technology (10.3%)
Communications Equipment (1.1%)
Acacia Communications, Inc. (x)*	1,048	37,969
ADTRAN, Inc.	2,870	55,535
Aerohive Networks, Inc.*	1,598	9,316
Applied Optoelectronics, Inc. (x)*	1,088	41,148
CalAmp Corp.*	2,026	43,417
Calix, Inc.*	2,763	16,440
Ciena Corp.*	8,180	171,207
Clearfield, Inc.*	765	9,371
Comtech Telecommunications Corp.	1,341	29,663
Digi International, Inc.*	1,598	15,261
EMCORE Corp.*	1,204	7,766
Extreme Networks, Inc.*	6,445	80,691
Finisar Corp. (x)*	52,846	1,075,417
Harmonic, Inc.*	4,877	20,483
Infinera Corp.*	8,545	54,090
InterDigital, Inc.	2,000	152,300
KVH Industries, Inc.*	1,099	11,375
Lumentum Holdings, Inc. (x)*	3,573	174,720
NETGEAR, Inc.*	1,847	108,511
NetScout Systems, Inc.*	17,954	546,699
Oclaro, Inc.*	9,851	66,396
Plantronics, Inc.	1,892	95,319

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/FRANKLIN SMALL CAP VALUE MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

	Number of Shares	Value (Note 1)
Quantenna Communications, Inc. (x)*	1,310	$15,982
Ribbon Communications, Inc.*	2,501	19,333
Ubiquiti Networks, Inc. (x)*	1,317	93,533
ViaSat, Inc. (x)*	3,117	233,307
Viavi Solutions, Inc.*	13,611	118,960

		3,304,209

Electronic Equipment, Instruments & Components (2.7%)
Akoustis Technologies, Inc. (x)*	515	3,208
Anixter International, Inc.*	1,676	127,376
AVX Corp.	2,752	47,610
Badger Meter, Inc.	1,663	79,491
Bel Fuse, Inc., Class B	595	14,979
Belden, Inc.	2,443	188,526
Benchmark Electronics, Inc.*	2,975	86,573
Control4 Corp.*	1,460	43,450
CTS Corp.	1,940	49,955
Daktronics, Inc.	2,028	18,516
Electro Scientific Industries, Inc.*	1,933	41,424
ePlus, Inc.*	748	56,250
Fabrinet*	2,090	59,983
FARO Technologies, Inc.*	944	44,368
Fitbit, Inc., Class A*	11,194	63,918
II-VI, Inc.*	3,583	168,222
Insight Enterprises, Inc.*	2,109	80,754
Iteris, Inc.*	1,412	9,842
Itron, Inc.*	1,973	134,559
KEMET Corp.*	3,202	48,222
Kimball Electronics, Inc.*	1,636	29,857
Knowles Corp.*	5,224	76,584
Littelfuse, Inc.	1,314	259,935
Maxwell Technologies, Inc. (x)*	1,926	11,094
Mesa Laboratories, Inc.	191	23,741
Methode Electronics, Inc.	2,128	85,333
MicroVision, Inc. (x)*	4,218	6,875
MTS Systems Corp.	969	52,035
Napco Security Technologies, Inc.*	709	6,204
Novanta, Inc.*	1,903	95,150
OSI Systems, Inc.*	1,032	66,440
Park Electrochemical Corp.	1,093	21,477
PC Connection, Inc.	711	18,635
PCM, Inc.*	611	6,049
Plexus Corp.*	40,024	2,430,257
Radisys Corp.*	2,248	2,259
Rogers Corp.*	1,051	170,178
Sanmina Corp.*	4,070	134,310
ScanSource, Inc.*	1,449	51,874
SYNNEX Corp.	1,685	229,076
Systemax, Inc.	658	21,892
Tech Data Corp.*	2,049	200,741
TTM Technologies, Inc.*	5,469	85,699
VeriFone Systems, Inc.*	6,616	117,169
Vishay Intertechnology, Inc.	7,551	156,683
Vishay Precision Group, Inc.*	632	15,895
Zebra Technologies Corp., Class A*	22,500	2,335,500

		8,078,168

Internet Software & Services (1.3%)
2U, Inc.*	2,810	181,273
Alarm.com Holdings, Inc.*	1,176	44,394
Alteryx, Inc., Class A*	1,370	34,620
Amber Road, Inc.*	1,207	8,859
Appfolio, Inc., Class A*	564	23,406
Apptio, Inc., Class A*	1,338	31,470
Bazaarvoice, Inc.*	5,178	28,220
Benefitfocus, Inc. (x)*	985	26,595
Blucora, Inc.*	2,489	55,007
Box, Inc., Class A*	4,660	98,419
Brightcove, Inc.*	2,159	15,329
Carbonite, Inc.*	1,548	38,855
Care.com, Inc.*	838	15,118
Cars.com, Inc.*	4,277	123,349
ChannelAdvisor Corp.*	1,378	12,402
Cimpress NV (x)*	1,454	174,306
Cloudera, Inc.*	5,653	93,388
CommerceHub, Inc., Series A (x)*	858	18,867
CommerceHub, Inc., Series C*	1,785	36,753
Cornerstone OnDemand, Inc.*	3,084	108,958
Coupa Software, Inc.*	1,846	57,632
DHI Group, Inc.*	3,162	6,008
Endurance International Group Holdings, Inc.*	3,352	28,157
Envestnet, Inc.*	2,554	127,317
Etsy, Inc.*	7,050	144,173
Five9, Inc.*	3,054	75,984
Gogo, Inc. (x)*	3,483	39,288
GrubHub, Inc. (x)*	5,030	361,153
GTT Communications, Inc. (x)*	1,796	84,322
Hortonworks, Inc.*	2,962	59,566
Instructure, Inc.*	1,315	43,527
Internap Corp.*	1,238	19,449
j2 Global, Inc.	2,684	201,380
Leaf Group Ltd.*	704	6,970
Limelight Networks, Inc.*	4,199	18,518
Liquidity Services, Inc.*	1,457	7,066
LivePerson, Inc.*	3,352	38,548
Meet Group, Inc. (The)*	4,184	11,799
MINDBODY, Inc., Class A (x)*	2,501	76,155
MuleSoft, Inc., Class A*	1,360	31,634
New Relic, Inc.*	1,737	100,346
NIC, Inc.	3,824	63,478
Nutanix, Inc., Class A*	6,272	221,275
Okta, Inc. (x)*	1,110	28,427
Ominto, Inc. (x)*	859	2,912
Q2 Holdings, Inc.*	1,853	68,283
QuinStreet, Inc.*	2,113	17,707
Quotient Technology, Inc.*	4,322	50,784
Reis, Inc.	600	12,390
SendGrid, Inc.*	446	10,691
Shutterstock, Inc.*	1,070	46,042
SPS Commerce, Inc.*	994	48,298
Stamps.com, Inc. (x)*	955	179,540
TechTarget, Inc.*	1,180	16,426
Tintri, Inc. (x)*	780	3,978
Trade Desk, Inc. (The), Class A (x)*	1,362	62,284
TrueCar, Inc. (x)*	3,930	44,016

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/FRANKLIN SMALL CAP VALUE MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

	Number of Shares	Value (Note 1)
Tucows, Inc., Class A (x)*	552	$38,668
Twilio, Inc., Class A (x)*	3,685	86,966
Veritone, Inc. (x)*	121	2,807
Web.com Group, Inc.*	2,232	48,658
XO Group, Inc.*	1,528	28,207
Yelp, Inc.*	4,623	193,981
Yext, Inc.*	1,280	15,398

		3,999,796

IT Services (0.7%)
Acxiom Corp.*	4,634	127,713
Blackhawk Network Holdings, Inc.*	3,254	116,005
CACI International, Inc., Class A*	1,417	187,540
Cardtronics plc, Class A*	2,693	49,874
Cass Information Systems, Inc.	645	37,545
Convergys Corp.	5,586	131,271
CSG Systems International, Inc.	1,873	82,075
EPAM Systems, Inc.*	2,887	310,151
Everi Holdings, Inc.*	3,932	29,647
EVERTEC, Inc.	3,557	48,553
ExlService Holdings, Inc.*	1,942	117,200
Hackett Group, Inc. (The)	1,328	20,863
Information Services Group, Inc.*	1,996	8,323
ManTech International Corp., Class A	1,446	72,575
MAXIMUS, Inc.	3,750	268,425
MoneyGram International, Inc.*	1,798	23,698
Perficient, Inc.*	1,986	37,873
Presidio, Inc.*	1,172	22,467
Science Applications International Corp.	2,524	193,263
ServiceSource International, Inc.*	4,666	14,418
StarTek, Inc.*	650	6,481
Sykes Enterprises, Inc.*	2,315	72,807
Syntel, Inc.*	1,892	43,497
TeleTech Holdings, Inc.	791	31,838
Travelport Worldwide Ltd.	7,376	96,404
Unisys Corp. (x)*	3,175	25,876
Virtusa Corp.*	1,630	71,850

		2,248,232

Semiconductors & Semiconductor Equipment (2.8%)
Advanced Energy Industries, Inc.*	2,293	154,732
Alpha & Omega Semiconductor Ltd.*	1,123	18,372
Ambarella, Inc. (x)*	1,928	113,270
Amkor Technology, Inc.*	6,117	61,476
Aquantia Corp. (x)*	335	3,796
Axcelis Technologies, Inc.*	1,740	49,938
AXT, Inc.*	2,287	19,897
Brooks Automation, Inc.	4,084	97,403
Cabot Microelectronics Corp.	1,481	139,332
CEVA, Inc.*	1,260	58,149
Cirrus Logic, Inc.*	3,782	196,135
Cohu, Inc.	56,267	1,235,061
Cree, Inc.*	5,678	210,881
CyberOptics Corp. (x)*	426	6,390
Diodes, Inc.*	2,162	61,985
DSP Group, Inc.*	1,197	14,963
Entegris, Inc.	8,308	252,979
FormFactor, Inc.*	4,279	66,966
GSI Technology, Inc.*	858	6,830
Ichor Holdings Ltd.*	1,128	27,749
Impinj, Inc. (x)*	1,031	23,228
Inphi Corp. (x)*	2,482	90,841
Integrated Device Technology, Inc.*	7,792	231,656
IXYS Corp.*	1,556	37,266
Kopin Corp. (x)*	3,432	10,982
Lattice Semiconductor Corp.*	6,803	39,321
MACOM Technology Solutions Holdings, Inc.*	2,406	78,291
MaxLinear, Inc.*	3,565	94,187
MKS Instruments, Inc.	10,752	1,016,064
Monolithic Power Systems, Inc.	2,337	262,585
Nanometrics, Inc.*	1,397	34,813
NeoPhotonics Corp. (x)*	1,884	12,397
NVE Corp.	303	26,058
PDF Solutions, Inc.*	1,688	26,502
Photronics, Inc.*	107,239	914,212
Pixelworks, Inc.*	1,762	11,153
Power Integrations, Inc.	1,702	125,182
Rambus, Inc.*	6,003	85,363
Rudolph Technologies, Inc.*	1,930	46,127
Semtech Corp.*	3,851	131,704
Sigma Designs, Inc.*	2,234	15,526
Silicon Laboratories, Inc.*	2,439	215,364
SMART Global Holdings, Inc.*	339	11,424
SunPower Corp. (x)*	3,707	31,250
Synaptics, Inc. (x)*	2,044	81,637
Ultra Clean Holdings, Inc.*	1,946	44,933
Veeco Instruments, Inc.*	2,844	42,233
Versum Materials, Inc.	49,126	1,859,420
Xcerra Corp.*	3,129	30,633
Xperi Corp.	2,871	70,052

		8,496,708

Software (1.5%)
8x8, Inc.*	5,214	73,517
A10 Networks, Inc.*	2,790	21,539
ACI Worldwide, Inc.*	6,931	157,126
Agilysys, Inc.*	989	12,145
American Software, Inc., Class A	1,687	19,620
Aspen Technology, Inc.*	4,274	282,938
Barracuda Networks, Inc.*	1,431	39,353
Blackbaud, Inc.	2,796	264,194
Blackline, Inc. (x)*	870	28,536
Bottomline Technologies de, Inc.*	2,345	81,325
BroadSoft, Inc. (x)*	1,804	99,040
Callidus Software, Inc.*	3,946	113,053
CommVault Systems, Inc.*	2,304	120,960
Digimarc Corp. (x)*	613	22,160
Ebix, Inc.	1,423	112,773
Ellie Mae, Inc.*	1,975	176,565
Everbridge, Inc. (x)*	1,048	31,147
Fair Isaac Corp.	1,754	268,712
ForeScout Technologies, Inc. (x)*	258	8,228
Glu Mobile, Inc.*	6,591	23,991
HubSpot, Inc.*	2,000	176,800
Imperva, Inc.*	1,981	78,646
MicroStrategy, Inc., Class A*	560	73,528

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/FRANKLIN SMALL CAP VALUE MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

	Number of Shares	Value (Note 1)
Mitek Systems, Inc.*	1,879	$16,817
MobileIron, Inc.*	3,376	13,166
Model N, Inc.*	1,444	22,743
Monotype Imaging Holdings, Inc.	2,401	57,864
Park City Group, Inc. (x)*	738	7,048
Paycom Software, Inc. (x)*	2,891	232,234
Paylocity Holding Corp.*	1,534	72,343
Pegasystems, Inc.	2,183	102,928
Progress Software Corp.	2,822	120,133
Proofpoint, Inc. (x)*	2,555	226,910
PROS Holdings, Inc.*	1,564	41,368
QAD, Inc., Class A	598	23,232
Qualys, Inc.*	1,860	110,391
Rapid7, Inc.*	1,250	23,325
RealNetworks, Inc.*	1,654	5,657
RealPage, Inc.*	3,488	154,518
RingCentral, Inc., Class A*	3,811	184,452
Rosetta Stone, Inc.*	911	11,360
Rubicon Project, Inc. (The)*	2,379	4,449
SecureWorks Corp., Class A*	364	3,229
Silver Spring Networks, Inc.*	2,404	39,041
Synchronoss Technologies, Inc.*	2,390	21,367
Telenav, Inc.*	1,705	9,378
TiVo Corp.	6,974	108,794
Upland Software, Inc.*	441	9,552
Varonis Systems, Inc.*	1,160	56,318
VASCO Data Security International, Inc.*	1,922	26,716
Verint Systems, Inc.*	3,718	155,598
VirnetX Holding Corp. (x)*	3,148	11,648
Workiva, Inc.*	1,391	29,767
Zendesk, Inc.*	5,772	195,324
Zix Corp.*	2,988	13,087

		4,396,653

Technology Hardware, Storage & Peripherals (0.2%)
3D Systems Corp. (x)*	6,507	56,220
Avid Technology, Inc.*	1,681	9,061
CPI Card Group, Inc. (x)	225	826
Cray, Inc.*	2,342	56,676
Diebold Nixdorf, Inc.	4,474	73,150
Eastman Kodak Co.*	1,052	3,261
Electronics For Imaging, Inc.*	2,746	81,089
Immersion Corp. (x)*	1,807	12,757
Intevac, Inc.*	1,184	8,110
Pure Storage, Inc., Class A*	5,721	90,736
Quantum Corp.*	1,724	9,706
Stratasys Ltd.*	2,849	56,866
Super Micro Computer, Inc.*	2,297	48,065
USA Technologies, Inc.*	2,922	28,490

		535,013

Total Information Technology		31,058,779

Materials (4.6%)
Chemicals (2.0%)
A Schulman, Inc.	19,971	743,920
Advanced Emissions Solutions, Inc. (x)	261	2,521
AdvanSix, Inc.*	1,746	73,454
AgroFresh Solutions, Inc.*	1,323	9,790
American Vanguard Corp.	1,665	32,717
Balchem Corp.	1,884	151,850
Calgon Carbon Corp.	2,964	63,133
Chase Corp.	433	52,177
Codexis, Inc.*	2,084	17,401
Core Molding Technologies, Inc.	448	9,722
Ferro Corp.*	4,973	117,313
Flotek Industries, Inc.*	3,436	16,012
FutureFuel Corp.	1,523	21,459
GCP Applied Technologies, Inc.*	4,236	135,128
Hawkins, Inc.	616	21,683
HB Fuller Co.	3,007	161,987
Ingevity Corp.*	19,560	1,378,394
Innophos Holdings, Inc.	1,141	53,319
Innospec, Inc.	1,418	100,111
Intrepid Potash, Inc. (x)*	5,841	27,803
KMG Chemicals, Inc.	736	48,635
Koppers Holdings, Inc.*	1,211	61,640
Kraton Corp.*	1,773	85,405
Kronos Worldwide, Inc.	1,221	31,465
LSB Industries, Inc.*	1,302	11,406
Minerals Technologies, Inc.	24,699	1,700,527
OMNOVA Solutions, Inc.*	2,464	24,640
PolyOne Corp.	4,658	202,623
PQ Group Holdings, Inc.*	1,468	24,149
Quaker Chemical Corp.	775	116,862
Rayonier Advanced Materials, Inc. (x)	2,452	50,143
Sensient Technologies Corp.	2,562	187,410
Stepan Co.	1,187	93,737
Trecora Resources*	1,286	17,361
Tredegar Corp.	1,612	30,950
Trinseo SA	2,581	187,381
Tronox Ltd., Class A	5,217	107,001
Valhi, Inc.	1,231	7,595

		6,178,824

Construction Materials (0.1%)
Forterra, Inc. (x)*	1,012	11,233
Summit Materials, Inc., Class A*	6,472	203,491
United States Lime & Minerals, Inc.	141	10,871
US Concrete, Inc. (x)*	911	76,205

		301,800

Containers & Packaging (0.1%)
AptarGroup, Inc.	398	34,339
Greif, Inc., Class A	1,441	87,296
Greif, Inc., Class B	357	24,758
Myers Industries, Inc.	1,399	27,281
UFP Technologies, Inc.*	388	10,786

		184,460

Metals & Mining (2.1%)
AK Steel Holding Corp. (x)*	18,695	105,814
Allegheny Technologies, Inc. (x)*	7,413	178,950
Ampco-Pittsburgh Corp.	502	6,225
Carpenter Technology Corp.	2,744	139,917
Century Aluminum Co.*	3,013	59,175
Cleveland-Cliffs, Inc. (x)*	17,152	123,666
Coeur Mining, Inc.*	10,732	80,490
Commercial Metals Co.	6,872	146,511

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/FRANKLIN SMALL CAP VALUE MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

	Number of Shares	Value (Note 1)
Compass Minerals International, Inc. (x)	2,018	$145,801
Detour Gold Corp.*	98,700	1,160,529
Gold Resource Corp.	3,091	13,600
Haynes International, Inc.	695	22,275
Hecla Mining Co.	23,439	93,053
Kaiser Aluminum Corp.	954	101,935
Klondex Mines Ltd. (x)*	10,846	28,308
Materion Corp.	1,133	55,064
OceanaGold Corp.	402,650	1,034,653
Olympic Steel, Inc.	512	11,003
Ramaco Resources, Inc. (x)*	498	3,426
Reliance Steel & Aluminum Co.	31,300	2,685,226
Ryerson Holding Corp.*	738	7,675
Schnitzer Steel Industries, Inc., Class A	1,551	51,959
SunCoke Energy, Inc.*	3,736	44,795
TimkenSteel Corp.*	2,316	35,180
Warrior Met Coal, Inc. (x)	1,858	46,729
Worthington Industries, Inc.	2,526	111,296

		6,493,255

Paper & Forest Products (0.3%)
Boise Cascade Co.	2,283	91,092
Clearwater Paper Corp.*	933	42,358
Deltic Timber Corp.	614	56,212
KapStone Paper and Packaging Corp.	5,178	117,489
Louisiana-Pacific Corp.*	8,524	223,841
Neenah Paper, Inc.	988	89,562
PH Glatfelter Co.	2,401	51,477
Schweitzer-Mauduit International, Inc.	1,805	81,875
Verso Corp., Class A*	2,113	37,125

		791,031

Total Materials		13,949,370

Real Estate (5.3%)
Equity Real Estate Investment Trusts (REITs) (5.1%)
Acadia Realty Trust (REIT)	4,762	130,288
Agree Realty Corp. (REIT)	1,594	81,995
Alexander & Baldwin, Inc. (REIT)	2,776	77,006
Alexander’s, Inc. (REIT)	131	51,856
Altisource Residential Corp. (REIT)	2,905	34,453
American Assets Trust, Inc. (REIT)	2,408	92,082
Armada Hoffler Properties, Inc. (REIT)	2,592	40,254
Ashford Hospitality Prime, Inc. (REIT)	1,758	17,105
Ashford Hospitality Trust, Inc. (REIT)	4,408	29,666
Bluerock Residential Growth REIT, Inc. (REIT)	1,254	12,678
Brandywine Realty Trust (REIT)	140,300	2,552,058
CareTrust REIT, Inc. (REIT)	4,443	74,465
CatchMark Timber Trust, Inc. (REIT), Class A	2,465	32,365
CBL & Associates Properties, Inc. (REIT) (x)	10,041	56,832
Cedar Realty Trust, Inc. (REIT)	4,624	28,114
Chatham Lodging Trust (REIT)	2,288	52,075
Chesapeake Lodging Trust (REIT)	3,536	95,790
City Office REIT, Inc. (REIT)	1,641	21,349
Clipper Realty, Inc. (REIT) (x)	979	9,780
Community Healthcare Trust, Inc. (REIT)	920	25,852
CorEnergy Infrastructure Trust, Inc. (REIT) (x)	689	26,320
Cousins Properties, Inc. (REIT)	25,047	231,685
DiamondRock Hospitality Co. (REIT)	11,985	135,311
Easterly Government Properties, Inc. (REIT)	2,167	46,244
EastGroup Properties, Inc. (REIT)	1,997	176,495
Education Realty Trust, Inc. (REIT)	4,409	153,962
Farmland Partners, Inc. (REIT) (x)	1,753	15,216
First Industrial Realty Trust, Inc. (REIT)	6,982	219,724
Four Corners Property Trust, Inc. (REIT)	3,634	93,394
Franklin Street Properties Corp. (REIT)	6,181	66,384
GEO Group, Inc. (The) (REIT)	7,135	168,386
Getty Realty Corp. (REIT)	1,720	46,715
Gladstone Commercial Corp. (REIT)	1,600	33,696
Global Medical REIT, Inc. (REIT) (x)	961	7,880
Global Net Lease, Inc. (REIT)	3,986	82,032
Government Properties Income Trust (REIT)	4,878	90,438
Gramercy Property Trust (REIT)	9,350	249,271
Healthcare Realty Trust, Inc. (REIT)	7,162	230,043
Hersha Hospitality Trust (REIT)	2,287	39,794
Highwoods Properties, Inc. (REIT)	30,400	1,547,664
Independence Realty Trust, Inc. (REIT)	4,408	44,477
InfraREIT, Inc. (REIT)	2,504	46,524
Investors Real Estate Trust (REIT)	7,632	43,350
iStar, Inc. (REIT)*	4,059	45,867
Jernigan Capital, Inc. (REIT)	770	14,638
Kite Realty Group Trust (REIT)	4,891	95,864
LaSalle Hotel Properties (REIT)	6,638	186,329
Lexington Realty Trust (REIT)	13,022	125,662
LTC Properties, Inc. (REIT)	50,057	2,179,982
Mack-Cali Realty Corp. (REIT)	5,392	116,252
MedEquities Realty Trust, Inc. (REIT)	1,603	17,986
Monmouth Real Estate Investment Corp. (REIT)	4,128	73,478
National Health Investors, Inc. (REIT)	2,337	176,163

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/FRANKLIN SMALL CAP VALUE MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

	Number of Shares	Value (Note 1)
National Storage Affiliates Trust (REIT)	2,630	$71,694
New Senior Investment Group, Inc. (REIT)	4,734	35,789
NexPoint Residential Trust, Inc. (REIT)	1,115	31,153
NorthStar Realty Europe Corp. (REIT)	3,176	42,654
One Liberty Properties, Inc. (REIT)	811	21,021
Pebblebrook Hotel Trust (REIT) (x)	4,124	153,289
Pennsylvania REIT (REIT) (x)	3,959	47,073
Physicians Realty Trust (REIT)	10,414	187,348
Potlatch Corp. (REIT)	2,409	120,209
Preferred Apartment Communities, Inc. (REIT), Class A	2,147	43,477
PS Business Parks, Inc. (REIT)	1,169	146,230
QTS Realty Trust, Inc. (REIT), Class A	2,876	155,764
Quality Care Properties, Inc. (REIT)*	5,595	77,267
RAIT Financial Trust (REIT)	6,074	2,278
Ramco-Gershenson Properties Trust (REIT)	4,641	68,362
Retail Opportunity Investments Corp. (REIT)	6,458	128,837
Rexford Industrial Realty, Inc. (REIT)	4,506	131,395
RLJ Lodging Trust (REIT)	10,111	222,139
Ryman Hospitality Properties, Inc. (REIT)	2,600	179,452
Sabra Health Care REIT, Inc. (REIT)	10,327	193,838
Safety Income and Growth, Inc. (REIT)	615	10,824
Saul Centers, Inc. (REIT)	646	39,891
Select Income REIT (REIT)	3,824	96,097
Seritage Growth Properties (REIT), Class A (x)	1,485	60,083
STAG Industrial, Inc. (REIT)	5,461	149,249
Summit Hotel Properties, Inc. (REIT)	6,110	93,055
Sunstone Hotel Investors, Inc. (REIT)	113,921	1,883,114
Terreno Realty Corp. (REIT)	3,006	105,390
Tier REIT, Inc. (REIT)	2,788	56,847
UMH Properties, Inc. (REIT)	1,769	26,358
Universal Health Realty Income Trust (REIT)	741	55,657
Urban Edge Properties (REIT)	5,817	148,275
Urstadt Biddle Properties, Inc. (REIT), Class A	1,676	36,436
Washington Prime Group, Inc. (REIT)	11,069	78,811
Washington REIT (REIT)	4,628	144,023
Whitestone REIT (REIT) (x)	2,145	30,909
Xenia Hotels & Resorts, Inc. (REIT)	6,421	138,629

		15,556,206

Real Estate Management & Development (0.2%)
Altisource Portfolio Solutions SA (x)*	583	16,324
Consolidated-Tomoka Land Co.	218	13,843
Forestar Group, Inc. (x)*	556	12,232
FRP Holdings, Inc.*	360	15,930
HFF, Inc., Class A	2,180	106,035
Kennedy-Wilson Holdings, Inc.	7,144	123,948
Marcus & Millichap, Inc.*	889	28,990
Maui Land & Pineapple Co., Inc.*	397	6,868
RE/MAX Holdings, Inc., Class A	1,044	50,634
Redfin Corp. (x)*	658	20,609
RMR Group, Inc. (The), Class A	415	24,610
St Joe Co. (The)*	2,458	44,367
Stratus Properties, Inc.	391	11,613
Tejon Ranch Co.*	1,057	21,943
Transcontinental Realty Investors, Inc.*	102	3,195
Trinity Place Holdings, Inc.*	1,020	7,089

		508,230

Total Real Estate		16,064,436

Telecommunication Services (0.3%)
Diversified Telecommunication Services (0.2%)
ATN International, Inc.	624	34,482
Cincinnati Bell, Inc.*	2,482	51,750
Cogent Communications Holdings, Inc.	2,480	112,344
Consolidated Communications Holdings, Inc. (x)	3,898	47,517
Frontier Communications Corp. (x)	4,638	31,353
General Communication, Inc., Class A*	1,587	61,925
Globalstar, Inc. (x)*	32,474	42,541
Hawaiian Telcom Holdco, Inc.*	398	12,282
IDT Corp., Class B*	1,039	11,013
Intelsat SA*	2,039	6,912
Iridium Communications, Inc. (x)*	4,886	57,655
Ooma, Inc.*	1,056	12,619
ORBCOMM, Inc.*	3,810	38,786
pdvWireless, Inc.*	511	16,403
Straight Path Communications, Inc., Class B*	574	104,347
Vonage Holdings Corp.*	11,791	119,915
Windstream Holdings, Inc. (x)	11,595	21,451

		783,295

Wireless Telecommunication Services (0.1%)
Boingo Wireless, Inc.*	2,191	49,298
Shenandoah Telecommunications Co.	2,736	92,476
Spok Holdings, Inc.	1,295	20,267

		162,041

Total Telecommunication Services		945,336

Utilities (3.3%)
Electric Utilities (1.2%)
ALLETE, Inc.	3,014	224,121
El Paso Electric Co.	2,401	132,895

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/FRANKLIN SMALL CAP VALUE MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

	Number of Shares	Value (Note 1)
Genie Energy Ltd., Class B	857	$3,737
IDACORP, Inc.	27,856	2,544,924
MGE Energy, Inc.	2,074	130,869
Otter Tail Corp.	2,326	103,391
PNM Resources, Inc.	4,686	189,549
Portland General Electric Co.	5,273	240,343
Spark Energy, Inc., Class A (x)	628	7,787

		3,577,616

Gas Utilities (1.4%)
Chesapeake Utilities Corp.	942	73,994
New Jersey Resources Corp.	5,041	202,648
Northwest Natural Gas Co.	1,682	100,331
ONE Gas, Inc.	3,077	225,421
RGC Resources, Inc. (x)	392	10,615
South Jersey Industries, Inc.	4,608	143,908
Southwest Gas Holdings, Inc.	2,786	224,217
Spire, Inc.	45,229	3,398,960
WGL Holdings, Inc.	3,010	258,379

		4,638,473

Independent Power and Renewable Electricity Producers (0.2%)
Atlantic Power Corp.*	7,535	17,707
Dynegy, Inc.*	6,499	77,013
NRG Yield, Inc., Class A	2,022	38,115
NRG Yield, Inc., Class C	3,758	71,026
Ormat Technologies, Inc.	2,359	150,882
Pattern Energy Group, Inc. (x)	4,398	94,513
TerraForm Power, Inc., Class A (x)	2,553	30,534

		479,790

Multi-Utilities (0.2%)
Avista Corp.	3,756	193,397
Black Hills Corp.	3,130	188,144
NorthWestern Corp.	2,850	170,145
Unitil Corp.	807	36,815

		588,501

Water Utilities (0.3%)
American States Water Co.	2,156	124,854
AquaVenture Holdings Ltd.*	705	10,942
Artesian Resources Corp., Class A	433	16,696
Cadiz, Inc. (x)*	1,274	18,155
California Water Service Group	2,856	129,520
Connecticut Water Service, Inc.	5,640	323,792
Consolidated Water Co. Ltd.	995	12,537
Evoqua Water Technologies Corp.*	1,712	40,592
Global Water Resources, Inc.	477	4,455
Middlesex Water Co.	914	36,478
Pure Cycle Corp.*	984	8,216
SJW Group	963	61,468
York Water Co. (The)	791	26,815

		814,520

Total Utilities		10,098,900

Total Common Stocks (87.7%) (Cost $180,337,308)		265,662,987

	Principal Amount	Value (Note 1)
LONG-TERM DEBT SECURITIES:
Corporate Bonds (0.4%)
Energy (0.3%)
Energy Equipment & Services (0.3%)
Unit Corp. 6.625%, 5/15/21	$1,057,000	1,067,570

Total Energy		1,067,570

Industrials (0.1%)
Machinery (0.1%)
Mueller Industries, Inc. 6.000%, 3/1/27	246,000	251,151

Total Industrials		251,151

Total Corporate Bonds		1,318,721

Total Long-Term Debt Securities (0.4%) (Cost $1,267,047)		1,318,721

	Number of Rights	Value (Note 1)
RIGHTS:
Health Care (0.0%)
Biotechnology (0.0%)
Dyax Corp., CVR (r)*	9,594	7,987

Total Health Care		7,987

Information Technology (0.0%)
Electronic Equipment, Instruments & Components (0.0%)
Gerber Scientific, Inc., CVR (r)*	2,504	—

Total Information Technology		—

Total Rights (0.0%) (Cost $—)		7,987

	Number of Shares	Value (Note 1)
SHORT-TERM INVESTMENTS:
Investment Company (6.6%)
JPMorgan Prime Money Market Fund, IM Shares	19,861,395	19,863,381

	Principal Amount	Value (Note 1)
Repurchase Agreements (4.8%)
Bank of Nova Scotia, 1.35%, dated 12/29/17, due 1/2/18, repurchase price $1,500,225, collateralized by various U.S. Government Treasury Securities, ranging from 3.625%-3.875%, maturing 4/15/29-8/15/43; total market value $1,530,001. (xx)	$1,500,000	1,500,000
Bank of Nova Scotia (The), 1.39%, dated 12/29/17, due 1/2/18, repurchase price $700,108, collateralized by various U.S. Government Treasury Securities, ranging from 0.000%-3.750%, maturing 1/11/18-2/15/47; total market value $714,587. (xx)	700,000	700,000

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/FRANKLIN SMALL CAP VALUE MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

	Principal Amount	Value (Note 1)
Citigroup Global Markets Ltd., 1.40%, dated 12/29/17, due 1/2/18, repurchase price $1,000,156, collateralized by various Foreign Government Agency Securities, ranging from 1.625%-2.500%, maturing 3/16/21-7/29/25, U.S. Government Treasury Securities, ranging from 0.875%-7.250%, maturing from 8/15/20-2/15/47; total market value $1,020,000. (xx)	$1,000,000	$1,000,000
Citigroup Global Markets, Inc., 1.60%, dated 12/29/17, due 1/2/18, repurchase price $1,000,178, collateralized by various Common Stocks; total market value $1,100,000. (xx)	1,000,000	1,000,000
Citigroup Global Markets, Inc., 1.60%, dated 12/29/17, due 1/2/18, repurchase price $1,000,178, collateralized by various Common Stocks; total market value $1,100,000. (xx)	1,000,000	1,000,000
Deutsche Bank AG, 1.81%, dated 12/29/17, due 1/2/18, repurchase price $1,200,241, collateralized by various Common Stocks, U.S. Government Treasury Securities, ranging from 1.875%-2.250%, maturing 4/30/22-8/15/46; total market value $1,334,666. (xx)	1,200,000	1,200,000
Deutsche Bank AG, 1.81%, dated 12/29/17, due 1/2/18, repurchase price $800,161, collateralized by various Common Stocks, U.S. Government Treasury Securities, ranging from 1.875%-2.250%, maturing 4/30/22-8/15/46; total market value $889,777. (xx)	800,000	800,000
Deutsche Bank AG, 1.81%, dated 12/29/17, due 1/2/18, repurchase price $400,080, collateralized by various Common Stocks, U.S. Government Treasury Securities, ranging from 1.875%-2.250%, maturing 4/30/22-8/15/46; total market value $444,889. (xx)	400,000	400,000
Deutsche Bank AG, 1.55%, dated 12/29/17, due 1/2/18, repurchase price $1,100,189, collateralized by various Corporate Bonds, ranging from 1.750%-1.875%, maturing 9/5/19-4/14/22, Foreign Government Agency Securities, ranging from 1.875%-2.000%, maturing 3/15/19-5/2/25; total market value $1,122,001. (xx)	1,100,000	1,100,000
Deutsche Bank AG, 1.81%, dated 12/29/17, due 1/2/18, repurchase price $1,200,241, collateralized by various Common Stocks, U.S. Government Treasury Securities, ranging from 1.875%-2.250%, maturing 4/30/22-8/15/46; total market value $1,334,666. (xx)	$1,200,000	$1,200,000
NBC Global Finance Ltd., 1.59%, dated 12/29/17, due 1/2/18, repurchase price $1,200,212, collateralized by various Common Stocks; total market value $1,334,912. (xx)	1,200,000	1,200,000
NBC Global Finance Ltd., 1.59%, dated 12/29/17, due 1/2/18, repurchase price $1,300,230, collateralized by various Common Stocks; total market value $1,446,155. (xx)	1,300,000	1,300,000
NBC Global Finance Ltd., 1.59%, dated 12/29/17, due 1/2/18, repurchase price $1,300,230, collateralized by various Common Stocks; total market value $1,446,155. (xx)	1,300,000	1,300,000
RBS Securities, Inc., 1.37%, dated 12/29/17, due 1/2/18, repurchase price $918,339, collateralized by various U.S. Government Treasury Securities, ranging from 1.750%-1.875%, maturing 2/28/22-9/30/22; total market value $936,569. (xx)	918,199	918,199

Total Repurchase Agreements		14,618,199

Total Short-Term Investments (11.4%) (Cost $34,485,474)		34,481,580

Total Investments in Securities (99.5%) (Cost $216,089,829)		301,471,275
Other Assets Less Liabilities (0.5%)		1,601,482

Net Assets (100%)		$303,072,757

*	Non-income producing.
‡	All, or a portion, of the security is an affiliated company as defined under the Investment Company Act of 1940.
(r)	Value determined using significant unobservable inputs.
(x)	All or a portion of security is on loan at December 31, 2017.
(xx)	At December 31, 2017, the Portfolio had loaned securities with a total value of $14,191,902. This was secured by cash collateral of $14,618,199 which was subsequently invested in joint repurchase agreements with a total value of $14,618,199, as detailed in the Notes to the Financial Statements, for which the Portfolio has a proportionate interest as reported in the Portfolio of Investments as Repurchase Agreements, and $157,930 collateralized by various U.S. Government Treasury Securities, ranging from 0.000% - 5.000%, maturing 1/4/18 - 11/15/46.

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/FRANKLIN SMALL CAP VALUE MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

Glossary:

CVR	— Contingent Value Right
USD	— United States Dollar

Investments in companies which were affiliates for the year ended December 31, 2017, were as follows:

Security Description	Shares at December 31, 2017	Market Value December 31, 2016 ($)	Purchases at Cost ($)	Proceeds from Sales ($)	Net Realized Gain (Loss) ($)	Change in Unrealized Appreciation/ (Depreciation) ($)	Market Value December 31, 2017 ($)	Dividend/ Interest Income ($)	Capital Gain Distributions ($)
PennyMac Financial Services, Inc., Class A	1,023	17,033	—	—	—	5,831	22,864	—	—
PennyMac Mortgage Investment Trust (REIT)	4,025	69,163	—	(3,439)	(284)	(758)	64,682	7,755	—

Total		86,196	—	(3,439)	(284)	5,073	87,546	7,755	—

Futures contracts outstanding as of December 31, 2017 (Note 1):

Description	Number of Contracts	Expiration Date	Trading Currency	Notional Amount ($)	Value and Unrealized Appreciation (Depreciation) ($)
Long Contracts
Russell 2000 E-Mini Index	368	3/2018	USD	28,271,600	228,927

					228,927

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2017:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities (a)	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.) (b)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Common Stocks
Consumer Discretionary	$28,834,166	$—	$—	$28,834,166
Consumer Staples	7,392,370	1,834,135	—	9,226,505
Energy	13,485,029	2,916,937	—	16,401,966
Financials	60,432,778	—	—	60,432,778
Health Care	20,448,821	787,703	—	21,236,524
Industrials	57,405,493	8,734	—	57,414,227
Information Technology	31,058,779	—	—	31,058,779
Materials	13,949,370	—	—	13,949,370
Real Estate	16,064,436	—	—	16,064,436
Telecommunication Services	945,336	—	—	945,336
Utilities	10,098,900	—	—	10,098,900

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/FRANKLIN SMALL CAP VALUE MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities (a)	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.) (b)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)		Total
Corporate Bonds
Energy	$—	$1,067,570	$—		$1,067,570
Industrials	—	251,151	—		251,151
Futures	228,927	—	—		228,927
Rights
Health Care	—	—	7,987		7,987
Information Technology	—	—	—	(c)	—	(c)
Short-Term Investments
Investment Company	19,863,381	—	—		19,863,381
Repurchase Agreements	—	14,618,199	—		14,618,199

Total Assets	$280,207,786	$21,484,429	$7,987		$301,700,202

Total Liabilities	$—	$—	$—		$—

Total	$280,207,786	$21,484,429	$7,987		$301,700,202

(a)	Securities with a market value of $27,543 transferred from Level 2 to Level 1 at the end of the year due to active trading.
(b)	A security with a market value of $13,654 transferred from Level 1 to Level 2 at the end of the year due to inactive trading.
(c)	Value is zero.

There were no additional transfers between Levels 1, 2 or 3 during the year ended December 31, 2017.

Fair Values of Derivative Instruments as of December 31, 2017:

	Statement of Assets and Liabilities
Derivatives Not Accounted for as Hedging Instrument^	Asset Derivatives	Fair Value
Equity contracts	Receivables, Net assets – Unrealized appreciation	$228,927	*

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Portfolio of Investments. Only variation margin is reported within the Statement of Assets & Liabilities.

The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2017:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instrument^	Futures
Equity contracts	$3,292,497

Amount of Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instrument^	Futures
Equity contracts	$353,743

^ This Portfolio held futures contracts as a substitute for investing in conventional securities, hedging and in an attempt to enhance returns.

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/FRANKLIN SMALL CAP VALUE MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

The Portfolio held futures contracts with an average notional balance of approximately $30,032,000 during the year ended December 31, 2017.

Investment security transactions for the year ended December 31, 2017 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities (affiliated 3%)*	$67,258,680
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities (affiliated 5%)*	$93,574,287

* During the year ended December 31, 2017, the Portfolio engaged in purchases and sales of securities pursuant to Rule 17a-7 of the 1940 Act (amount is percentage of total Purchases and/or Sales).

As of December 31, 2017, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments in securities and derivative instruments, if applicable, for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$96,389,120
Aggregate gross unrealized depreciation	(11,087,929)

Net unrealized appreciation	$85,301,191

Federal income tax cost of investments in securities and derivative instruments, if applicable	$216,399,011

For the year ended December 31, 2017, the Portfolio incurred approximately $1,517 as brokerage commissions with Sanford C. Bernstein & Co., LLC., an affiliated broker/dealer.

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/FRANKLIN SMALL CAP VALUE MANAGED VOLATILITY PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2017

ASSETS
Investments in Securities, at value (x):
Affiliated Issuers (Cost $117,605)	$87,546
Unaffiliated Issuers (Cost $201,354,025)	286,765,530
Repurchase Agreements (Cost $14,618,199)	14,618,199
Cash	15,253,085
Foreign cash (Cost $3,506)	3,508
Cash held as collateral at broker	1,093,600
Receivable for securities sold	413,620
Dividends, interest and other receivables	405,358
Securities lending income receivable	23,302
Other assets	1,333

Total assets	318,665,081

LIABILITIES
Payable for return of collateral on securities loaned	14,618,199
Payable for securities purchased	280,935
Due to broker for futures variation margin	240,438
Investment management fees payable	150,320
Due to Custodian	110,241
Payable to Separate Accounts for Portfolio shares redeemed	35,825
Distribution fees payable – Class IB	34,007
Administrative fees payable	31,228
Distribution fees payable – Class IA	761
Trustees’ fees payable	488
Accrued expenses	89,882

Total liabilities	15,592,324

NET ASSETS	$303,072,757

Net assets were comprised of:
Paid in capital	$219,987,847
Accumulated undistributed net investment income (loss)	205,506
Accumulated undistributed net realized gain (loss)	(2,731,982)
Net unrealized appreciation (depreciation)	85,611,386

Net assets	$303,072,757

Class IA
Net asset value, offering and redemption price per share, $3,545,407 / 201,919 shares outstanding (unlimited amount authorized: $0.01 par value)	$17.56

Class IB
Net asset value, offering and redemption price per share, $160,058,409 / 9,106,675 shares outstanding (unlimited amount authorized: $0.01 par value)	$17.58

Class K
Net asset value, offering and redemption price per share, $139,468,941 / 7,944,317 shares outstanding (unlimited amount authorized: $0.01 par value)	$17.56

(x)	Includes value of securities on loan of $14,191,902.

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2017

INVESTMENT INCOME
Dividends ($7,755 of dividend income received from affiliates) (net of $17,377 foreign withholding tax)	$4,055,785
Interest	234,067
Securities lending (net)	252,686

Total income	4,542,538

EXPENSES
Investment management fees	2,092,814
Distribution fees – Class IB	399,087
Administrative fees	368,444
Custodian fees	107,100
Professional fees	61,165
Printing and mailing expenses	25,638
Distribution fees – Class IA	8,745
Trustees’ fees	7,048
Miscellaneous	12,144

Gross expenses	3,082,185
Less: Waiver from investment manager	(132,936)

Net expenses	2,949,249

NET INVESTMENT INCOME (LOSS)	1,593,289

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Investments in securities ($(284) of realized gain (loss) from affiliates)	30,130,505
Futures contracts	3,292,497
Foreign currency transactions	7

Net realized gain (loss)	33,423,009

Change in unrealized appreciation (depreciation) on:
Investments in securities ($5,073 of change in unrealized appreciation (depreciation) from affiliates)	(2,227,478)
Futures contracts	353,743
Foreign currency translations	1,559

Net change in unrealized appreciation (depreciation)	(1,872,176)

NET REALIZED AND UNREALIZED GAIN (LOSS)	31,550,833

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$33,144,122

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/FRANKLIN SMALL CAP VALUE MANAGED VOLATILITY PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2017	2016
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$1,593,289	$731,574
Net realized gain (loss)	33,423,009	21,198,043
Net change in unrealized appreciation (depreciation)	(1,872,176)	38,982,092

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	33,144,122	60,911,709

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income
Class IA	(16,111)	(12,517)
Class IB	(720,920)	(546,616)
Class K	(946,948)	(807,128)

	(1,683,979)	(1,366,261)

Distributions from net realized capital gains
Class IA	(308,602)	—
Class IB	(13,824,167)	—
Class K	(12,020,460)	—

	(26,153,229)	—

TOTAL DIVIDENDS AND DISTRIBUTIONS	(27,837,208)	(1,366,261)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 20,535 and 41,886 shares, respectively ]	367,190	648,265
Capital shares issued in reinvestment of dividends [ 18,880 and 720 shares, respectively ]	324,713	12,517
Capital shares repurchased [ (51,871) and (61,764) shares, respectively ]	(917,825)	(938,870)

Total Class IA transactions	(225,922)	(278,088)

Class IB
Capital shares sold [ 951,668 and 1,953,945 shares, respectively ]	16,916,385	30,281,741
Capital shares issued in reinvestment of dividends [ 844,866 and 31,428 shares, respectively ]	14,545,087	546,616
Capital shares repurchased [ (2,293,843) and (2,344,191) shares, respectively ]	(40,675,525)	(34,015,683)

Total Class IB transactions	(9,214,053)	(3,187,326)

Class K
Capital shares sold [ 27,588 and 2,373 shares, respectively ]	483,513	38,097
Capital shares issued in reinvestment of dividends [ 754,178 and 46,466 shares, respectively ]	12,967,408	807,128
Capital shares repurchased [ (851,284) and (1,191,909) shares, respectively ]	(15,139,678)	(17,411,131)

Total Class K transactions	(1,688,757)	(16,565,906)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	(11,128,732)	(20,031,320)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(5,821,818)	39,514,128
NET ASSETS:
Beginning of year	308,894,575	269,380,447

End of year (a)	$303,072,757	$308,894,575

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$205,506	$170,385

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/FRANKLIN SMALL CAP VALUE MANAGED VOLATILITY PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class IA	2017		2016	2015	2014	2013
Net asset value, beginning of year	$17.32		$13.91	$14.92	$14.61	$10.70

Income (loss) from investment operations:
Net investment income (loss) (e)	0.07	##	0.02	0.03	— #	0.01
Net realized and unrealized gain (loss)	1.92		3.45	(1.01)	0.31	3.91

Total from investment operations	1.99		3.47	(0.98)	0.31	3.92

Less distributions:
Dividends from net investment income	(0.09)		(0.06)	(0.03)	— #	(0.01)
Distributions from net realized gains	(1.66)		—	—	—	—

Total dividends and distributions	(1.75)		(0.06)	(0.03)	— #	(0.01)

Net asset value, end of year	$17.56		$17.32	$13.91	$14.92	$14.61

Total return	11.72%		24.92%	(6.54)%	2.14%	36.68%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$3,545		$3,712	$3,249	$4,153	$5,840
Ratio of expenses to average net assets:
After waivers and reimbursements (f)	1.10%		1.13%	1.13%	1.14%	1.16%
After waivers, reimbursements and fees paid indirectly (f)	1.10%		1.13%	1.13%	1.14%	1.16%
Before waivers, reimbursements and fees paid indirectly (f)	1.14%		1.15%	1.13%	1.14%	1.16%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (f)	0.42	%(g)	0.15%	0.19%	0.01%	0.11%
After waivers, reimbursements and fees paid indirectly (f)	0.42	%(g)	0.15%	0.19%	0.01%	0.11%
Before waivers, reimbursements and fees paid indirectly (f)	0.38	%(g)	0.13%	0.19%	0.01%	0.11%
Portfolio turnover rate^	26%		23%	31%	17%	12%

	Year Ended December 31,
Class IB	2017		2016	2015	2014	2013
Net asset value, beginning of year	$17.33		$13.93	$14.94	$14.63	$10.71

Income (loss) from investment operations:
Net investment income (loss) (e)	0.07	##	0.02	0.03	— #	0.01
Net realized and unrealized gain (loss)	1.93		3.44	(1.01)	0.31	3.92

Total from investment operations	2.00		3.46	(0.98)	0.31	3.93

Less distributions:
Dividends from net investment income	(0.09)		(0.06)	(0.03)	— #	(0.01)
Distributions from net realized gains	(1.66)		—	—	—	—

Total dividends and distributions	(1.75)		(0.06)	(0.03)	— #	(0.01)

Net asset value, end of year	$17.58		$17.33	$13.93	$14.94	$14.63

Total return	11.77%		24.82%	(6.53)%	2.13%	36.74%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$160,058		$166,454	$138,752	$162,636	$187,482
Ratio of expenses to average net assets:
After waivers and reimbursements (f)	1.10%		1.13%	1.13%	1.14%	1.16%
After waivers, reimbursements and fees paid indirectly (f)	1.10%		1.13%	1.13%	1.14%	1.16%
Before waivers, reimbursements and fees paid indirectly (f)	1.14%		1.15%	1.13%	1.14%	1.16%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (f)	0.42	%(h)	0.16%	0.19%	0.02%	0.10%
After waivers, reimbursements and fees paid indirectly (f)	0.42	%(h)	0.16%	0.19%	0.02%	0.10%
Before waivers, reimbursements and fees paid indirectly (f)	0.38	%(h)	0.13%	0.19%	0.02%	0.10%
Portfolio turnover rate^	26%		23%	31%	17%	12%

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/FRANKLIN SMALL CAP VALUE MANAGED VOLATILITY PORTFOLIO

FINANCIAL HIGHLIGHTS (Continued)

	Year Ended December 31,
Class K	2017		2016	2015	2014	2013
Net asset value, beginning of year	$17.31		$13.91	$14.92	$14.61	$10.70

Income (loss) from investment operations:
Net investment income (loss) (e)	0.12	##	0.06	0.06	0.04	0.04
Net realized and unrealized gain (loss)	1.92		3.44	(1.00)	0.31	3.92

Total from investment operations	2.04		3.50	(0.94)	0.35	3.96

Less distributions:
Dividends from net investment income	(0.13)		(0.10)	(0.07)	(0.04)	(0.05)
Distributions from net realized gains	(1.66)		—	—	—	—

Total dividends and distributions	(1.79)		(0.10)	(0.07)	(0.04)	(0.05)

Net asset value, end of year	$17.56		$17.31	$13.91	$14.92	$14.61

Total return	12.05%		25.17%	(6.30)%	2.39%	37.02%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$139,469		$138,729	$127,379	$189,977	$209,129
Ratio of expenses to average net assets:
After waivers and reimbursements (f)	0.85%		0.88%	0.88%	0.89%	0.91%
After waivers, reimbursements and fees paid indirectly (f)	0.85%		0.88%	0.88%	0.89%	0.91%
Before waivers, reimbursements and fees paid indirectly (f)	0.89%		0.90%	0.88%	0.89%	0.91%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (f)	0.67	%(i)	0.40%	0.43%	0.28%	0.35%
After waivers, reimbursements and fees paid indirectly (f)	0.67	%(i)	0.40%	0.43%	0.28%	0.35%
Before waivers, reimbursements and fees paid indirectly (f)	0.62	%(i)	0.38%	0.43%	0.28%	0.35%
Portfolio turnover rate^	26%		23%	31%	17%	12%
#	Per share amount is less than $0.005.
##	Includes income resulting from a special dividend. Without this dividend, the per share income amounts would be $0.05, $0.05, and $0.09 for Class IA, Class IB, and Class K, respectively.
^	Portfolio turnover rate excludes derivatives, if any.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.
(g)	Includes income resulting from a special dividend. Without this dividend, the ratios for Class IA would be 0.28% for income after waivers and reimbursements, 0.28% after waivers, reimbursements, and fees paid indirectly and 0.23% before waivers, reimbursements, and fees paid indirectly.
(h)	Includes income resulting from a special dividend. Without this dividend, the ratios for Class IB would be 0.28% for income after waivers and reimbursements, 0.28% after waivers, reimbursements, and fees paid indirectly and 0.23% before waivers, reimbursements, and fees paid indirectly.
(i)	Includes income resulting from a special dividend. Without this dividend, the ratios for Class IA would be 0.53% for income after waivers and reimbursements, 0.53% after waivers, reimbursements, and fees paid indirectly and 0.48% before waivers, reimbursements, and fees paid indirectly.

See Notes to Financial Statements.

AXA/GOLDMAN SACHS STRATEGIC ALLOCATION PORTFOLIO (Unaudited)

INVESTMENT MANAGER

➢	AXA Equitable Funds Management Group, LLC

INVESTMENT SUB-ADVISERS

➢	Goldman Sachs Asset Management L.P.

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/17
	1 Year	Since Incept.
Portfolio – Class IB Shares*	10.39%	4.89%
60% MSCI World 100% Hedged to USD Index/ 40% Bloomberg Barclays U.S. Treasury 7-10 Year Index†	12.25	5.95
S&P 500® Index	21.83	12.10
Bloomberg Barclays U.S. Intermediate Government Bond Index	1.14	0.83
60% MSCI World (Net) Index/40% Bloomberg Barclays U.S. Intermediate Government Bond Index	13.46	5.56

*  Date of inception 4/30/15.

†  In 2017, the Portfolio’s benchmark index against which the Portfolio measures its performance, the 60% MSCI World (Net) Index/40% Bloomberg Barclays U.S. Intermediate Government Bond Index, was replaced with the 60% MSCI World 100% Hedged to USD Index/ 40% Bloomberg Barclays U.S. Treasury 7-10 Year Index. The Investment Manager believes the 60% MSCI World 100% Hedged to USD Index/ 40% Bloomberg Barclays U.S. Treasury 7-10 Year Index serves as a better performance comparison for investors.

    Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned 10.39% for the year ended December 31, 2017. This compares to the returns of the following benchmarks over the same period: the 60% MSCI World 100% Hedged to USD Index/ 40% Bloomberg Barclays U.S. Treasury 7-10 Year Index, the S&P 500® Index, the Bloomberg Barclays U.S. Intermediate Government Bond Index and the 60% MSCI World (Net) Index/40% Bloomberg Barclays U.S. Intermediate Government Bond Index, which returned 12.25%, 21.83%, 1.14% and 13.46%, respectively.

Portfolio Highlights

For the year ended December 31, 2017

What helped performance during the year:

•

As global markets broadly experienced positive performance in 2017, each component of the Portfolio’s strategic asset allocation contributed to returns during the year. Within its equity allocation, the Portfolio’s exposure to U.S. equity contributed most significantly, followed by Japan, Europe and the U.K. equity, albeit to a lesser extent.

•

Despite several quarters of consistent increases in the Federal Funds Rate, yields for intermediate duration bonds were largely unchanged, with the 10-year U.S. Treasury bond beginning 2017 at a yield of 2.45% and ending the year at a 2.41% yield. Given this yield environment, the Portfolio’s allocation to U.S. 7-10 Year Treasuries contributed to returns.

What hurt performance during the year:

•

The greatest detractor from performance in 2017 was the Portfolio’s hedging of its international currency exposure within its equity sleeve, as the U.S. dollar depreciated against a basket of foreign currencies.

•	In 2017, the Portfolio’s strategic asset allocation to U.S. mid- and small-cap stocks detracted from performance, as they underperformed large-cap stocks during the year.

How derivatives contributed/detracted from performance during the year:

•

Given that a significant portion of the Portfolio’s equity exposure is realized through the use of derivatives (such as equity index futures), derivatives were a substantial component of the Portfolio’s positive return during the year.

Portfolio Positioning and Outlook — Goldman Sachs Asset Management L.P.

The Portfolio implements a strategic, long term asset allocation that resets on a monthly basis. At year end, the Portfolio’s asset allocation was in line with its strategic allocation targets.

AXA/GOLDMAN SACHS STRATEGIC ALLOCATION PORTFOLIO (Unaudited)

Portfolio Characteristics As of December 31, 2017
Weighted Average Life (Years)	3.37
Weighted Average Coupon (%)	0.76
Weighted Average Modified Duration (Years)*	3.05
Weighted Average Rating**	AA+

*  Modified duration is a measure of the price sensitivity of the Portfolio to interest rate movements, taking into account specific features of the securities in which it invests.

** Weighted Average Rating has been provided by the Investment Sub-Adviser.

    A credit rating is an assessment provided by a nationally recognized statistical rating organization (NRSRO) of the creditworthiness of an issuer with respect to debt obligations, including specific securities, money market instruments or other debts. Ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest); ratings are subject to change without notice.

Sector Weightings as of December 31, 2017	% of Net Assets
U.S. Treasury Obligations	37.4%
Exchange Traded Funds	30.0
Investment Companies	27.5
Repurchase Agreements	0.0 #
Cash and Other	5.1

100.0%

#	Less than 0.05%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees (in the case of Class IB shares of the Portfolio), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2017 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/17	Ending Account Value 12/31/17	Expenses Paid During Period* 7/1/17 - 12/31/17
Class IB
Actual	$1,000.00	$1,052.37	$5.95
Hypothetical (5% average annual return before expenses)	1,000.00	1,019.41	5.85

*  Expenses are equal to the Portfolio’s Class IB shares annualized expense ratio of 1.15%, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

EQ ADVISORS TRUST

AXA/GOLDMAN SACHS STRATEGIC ALLOCATION PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2017

	Number of Shares	Value (Note 1)

EXCHANGE TRADED FUNDS (ETF) :
iShares Core S&P 500 ETF	66,784	$17,954,878
SPDR S&P 500 ETF Trust	375,040	100,083,175
Vanguard S&P 500 ETF (x)	73,249	17,967,247

Total Exchange Traded Funds (30.0%) (Cost $116,504,959)		136,005,300

	Principal Amount	Value (Note 1)
LONG-TERM DEBT SECURITIES:
U.S. Treasury Obligations (37.4%)
U.S. Treasury Notes 2.000%, 11/15/26	$175,460,000	169,832,946

Total Long-Term Debt Securities (37.4%) (Cost $170,199,024)		169,832,946

	Number of Shares	Value (Note 1)
SHORT-TERM INVESTMENTS:
Investment Companies (27.5%)
Goldman Sachs Financial Square Funds – Government Fund‡	21,877,467	21,877,467
Goldman Sachs Financial Square Funds – Treasury Obligations Fund‡	21,430,988	21,430,988
Goldman Sachs Financial Square Funds – Treasury Solutions Fund‡	21,207,748	21,207,748
JPMorgan Prime Money Market Fund, IM Shares	59,804,461	59,810,441

Total Investment Companies		124,326,644

	Principal Amount	Value (Note 1)

Repurchase Agreement (0.0%)
RBS Securities, Inc., 1.37%, dated 12/29/17, due 1/2/18, repurchase price $150,683, collateralized by various U.S. Government Treasury Securities, ranging from 1.750%-1.875%, maturing 2/28/22-9/30/22; total market value $153,674. (xx)	$150,660	$150,660

Total Short-Term Investments (27.5%) (Cost $124,487,028)		124,477,304

Total Investments in Securities (94.9%) (Cost $411,191,011)		430,315,550
Other Assets Less Liabilities (5.1%)		23,010,986

Net Assets (100%)		$453,326,536

‡	All, or a portion, of the security is an affiliated company as defined under the Investment Company Act of 1940.
(x)	All or a portion of security is on loan at December 31, 2017.
(xx)	At December 31, 2017, the Portfolio had loaned securities with a total value of $147,174. This was secured by cash collateral of $150,660 which was subsequently invested in joint repurchase agreements with a total value of $150,660, as detailed in the Notes to the Financial Statements, for which the Portfolio has a proportionate interest as reported in the Portfolio of Investments as Repurchase Agreements.

Glossary:

EUR	— European Currency Unit
GBP	— British Pound
JPY	— Japanese Yen
USD	— United States Dollar

Investments in companies which were affiliates for the year ended December 31, 2017, were as follows:

Security Description	Shares at December 31, 2017	Market Value December 31, 2016 ($)	Purchases at Cost ($)	Proceeds from Sales ($)	Net Realized Gain (Loss) ($)	Change in Unrealized Appreciation/ (Depreciation) ($)	Market Value December 31, 2017 ($)	Dividend/ Interest Income ($)	Capital Gain Distributions ($)
Goldman Sachs Financial Square Funds – Government Fund	21,877,467	—	21,877,467	—	—	—	21,877,467	114,040	—
Goldman Sachs Financial Square Funds – Treasury Obligations Fund	21,430,988	—	21,430,988	—	—	—	21,430,988	110,141	—
Goldman Sachs Financial Square Funds – Treasury Solutions Fund	21,207,748	—	21,207,748	—	—	—	21,207,748	110,632	193

Total		—	64,516,203	—	—	—	64,516,203	334,813	193

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/GOLDMAN SACHS STRATEGIC ALLOCATION PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

Futures contracts outstanding as of December 31, 2017 (Note 1):

Description	Number of Contracts	Expiration Date	Trading Currency	Notional Amount ($)	Value and Unrealized Appreciation (Depreciation) ($)
Long Contracts
EURO STOXX 50 Index	804	3/2018	EUR	33,696,251	(794,935)
FTSE 100 Index	230	3/2018	GBP	23,718,624	639,738
Russell 2000 E-Mini Index	288	3/2018	USD	22,125,600	176,777
S&P Midcap 400 E-Mini Index	176	3/2018	USD	33,482,240	140,623
TOPIX Index	140	3/2018	JPY	22,576,437	339,523

					501,726

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2017:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Exchange Traded Funds	$136,005,300	$—	$—	$136,005,300
Futures	1,296,661	—	—	1,296,661
Short-Term Investments
Investment Companies	124,326,644	—	—	124,326,644
Repurchase Agreement	—	150,660	—	150,660
U.S. Treasury Obligations	—	169,832,946	—	169,832,946

Total Assets	$261,628,605	$169,983,606	$—	$431,612,211

Liabilities:
Futures	$(794,935)	$—	$—	$(794,935)

Total Liabilities	$(794,935)	$—	$—	$(794,935)

Total	$260,833,670	$169,983,606	$—	$430,817,276

There were no transfers between Levels 1, 2 or 3 during the year ended December 31, 2017.

Fair Values of Derivative Instruments as of December 31, 2017:

	Statement of Assets and Liabilities
Derivatives Not Accounted for as Hedging Instrument^	Asset Derivatives	Fair Value
Equity contracts	Receivables, Net assets – Unrealized appreciation	$1,296,661	*

	Liability Derivatives
Equity contracts	Payables, Net assets – Unrealized depreciation	$(794,935	)*

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Portfolio of Investments. Only variation margin is reported within the Statement of Assets & Liabilities.

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/GOLDMAN SACHS STRATEGIC ALLOCATION PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2017:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instrument^	Futures	Forward Foreign Currency Contracts	Total
Equity contracts	$14,586,510	$—	$14,586,510
Foreign exchange contracts	—	(21,353)	(21,353)

Total	$14,586,510	$(21,353)	$14,565,157

Amount of Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instrument^	Futures
Equity contracts	$(5,295)

^ The Portfolio held forward foreign currency contracts and futures contracts as a substitute for investing in conventional securities, hedging and in an attempt to enhance returns.

The Portfolio held forward foreign currency contracts with an average settlement value of approximately $216,000 for five days during the year ended December 31, 2017 and futures contracts with an average notional balance of approximately $110,970,000 during the year ended December 31, 2017.

Investment security transactions for the year ended December 31, 2017 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$653,179,653
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$572,734,912

As of December 31, 2017, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments in securities and derivative instruments, if applicable, for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$20,610,975
Aggregate gross unrealized depreciation	(1,181,210)

Net unrealized appreciation	$19,429,765

Federal income tax cost of investments in securities and derivative instruments, if applicable	$411,387,511

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/GOLDMAN SACHS STRATEGIC ALLOCATION PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2017

ASSETS
Investments in Securities, at value (x):
Affiliated Issuers (Cost $64,516,203)	$64,516,203
Unaffiliated Issuers (Cost $346,524,148)	365,648,687
Repurchase Agreements (Cost $150,660)	150,660
Cash	16,093,000
Cash held as collateral at broker	6,051,907
Dividends, interest and other receivables	1,079,908
Receivable from Separate Accounts for Portfolio shares sold	773,094
Receivable from sub-adviser	683
Securities lending income receivable	479
Other assets	2,576

Total assets	454,317,197

LIABILITIES
Due to broker for futures variation margin	342,443
Investment management fees payable	280,334
Payable for return of collateral on securities loaned	150,660
Distribution fees payable – Class IB	95,205
Administrative fees payable	46,169
Payable to Separate Accounts for Portfolio shares redeemed	22,029
Trustees’ fees payable	101
Accrued expenses	53,720

Total liabilities	990,661

NET ASSETS	$453,326,536

Net assets were comprised of:
Paid in capital	$434,699,402
Accumulated undistributed net investment income (loss)	60,913
Accumulated undistributed net realized gain (loss)	(1,069,903)
Net unrealized appreciation (depreciation)	19,636,124

Net assets	$453,326,536

Class IB
Net asset value, offering and redemption price per share, $453,326,536 / 42,833,507 shares outstanding (unlimited amount authorized: $0.01 par value)	$10.58

(x)	Includes value of securities on loan of $147,174.

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2017

INVESTMENT INCOME
Interest	$3,243,267
Dividends ($334,813 of dividend income received from affiliates)	3,023,326
Securities lending (net)	11,276

Total income	6,277,869

EXPENSES
Investment management fees	2,964,530
Distribution fees – Class IB	926,414
Administrative fees	456,169
Professional fees	61,465
Printing and mailing expenses	31,276
Custodian fees	9,001
Trustees’ fees	7,941
Miscellaneous	6,021

Gross expenses	4,462,817
Less: Waiver from investment manager	(46,006)
Reimbursement from sub-adviser	(75,241)

Net expenses	4,341,570

NET INVESTMENT INCOME (LOSS)	1,936,299

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Investments in securities	3,330,291
Net distributions of realized gain received from underlying funds (All realized gains received from affiliates)	193
Futures contracts	14,586,510
Forward foreign currency contracts	(21,353)
Foreign currency transactions	123,163

Net realized gain (loss)	18,018,804

Change in unrealized appreciation (depreciation) on:
Investments in securities	16,576,638
Futures contracts	(5,295)
Foreign currency translations	19,817

Net change in unrealized appreciation (depreciation)	16,591,160

NET REALIZED AND UNREALIZED GAIN (LOSS)	34,609,964

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$36,546,263

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/GOLDMAN SACHS STRATEGIC ALLOCATION PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2017	2016
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$1,936,299	$667,343
Net realized gain (loss)	18,018,804	8,588,826
Net change in unrealized appreciation (depreciation)	16,591,160	3,211,952

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	36,546,263	12,468,121

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income
Class IB	(1,957,177)	(745,012)
Distributions from net realized capital gains
Class IB	(25,351,436)	(785,298)

TOTAL DIVIDENDS AND DISTRIBUTIONS	(27,308,613)	(1,530,310)

CAPITAL SHARES TRANSACTIONS:
Class IB
Capital shares sold [ 12,001,613 and 17,180,605 shares, respectively ]	128,362,201	170,111,294
Capital shares issued in reinvestment of dividends and distributions [ 2,581,655 and 150,285 shares, respectively ]	27,308,613	1,530,310
Capital shares repurchased [ (329,954) and (194,179) shares, respectively ]	(3,532,530)	(1,880,801)

Total Class IB transactions	152,138,284	169,760,803

Class K (b)
Capital shares sold [ 0 and 0 shares, respectively ]	—	86
Capital shares repurchased [ 0 and (993,303) shares, respectively ]	—	(9,375,165)

Total Class K transactions	—	(9,375,079)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	152,138,284	160,385,724

TOTAL INCREASE (DECREASE) IN NET ASSETS	161,375,934	171,323,535
NET ASSETS:
Beginning of year	291,950,602	120,627,067

End of year (a)	$453,326,536	$291,950,602

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$60,913	$(16,588)

(b) After the close of business on February 21, 2016, operations for Class K ceased and shares of seed capital were fully redeemed.

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/GOLDMAN SACHS STRATEGIC ALLOCATION PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,				May 1, 2015* to December 31, 2015
Class IB	2017		2016
Net asset value, beginning of period	$10.22		$9.70		$10.00

Income (loss) from investment operations:
Net investment income (loss) (e)	0.06		0.03		0.03
Net realized and unrealized gain (loss)	0.99		0.55		(0.31)

Total from investment operations	1.05		0.58		(0.28)

Less distributions:
Dividends from net investment income	(0.05)		(0.03)		(0.02)
Distributions from net realized gains	(0.64)		(0.03)		—

Total dividends and distributions	(0.69)		(0.06)		(0.02)

Net asset value, end of period	$10.58		$10.22		$9.70

Total return (b)	10.39%		5.93%		(2.84)%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$453,327		$291,951		$110,993
Ratio of expenses to average net assets:
After waivers (a)(f)	1.17	%(j)	1.22	%(k)	1.23%
Before waivers (a)(f)	1.20%		1.23%		1.33%
Ratio of net investment income (loss) to average net assets:
After waivers (a)(f)	0.52%		0.34%		0.50	%(l)
Before waivers (a)(f)	0.49%		0.32%		0.40	%(l)
Portfolio turnover rate (z)^	219%		54%		40%

Class K	January 1, 2016 to February 21, 2016‡	May 1, 2015* to December 31, 2015
Net asset value, beginning of period	$9.70	$10.00

Income (loss) from investment operations:
Net investment income (loss) (e)	— #	0.04
Net realized and unrealized gain (loss)	(0.26)	(0.31)

Total from investment operations	(0.26)	(0.27)

Less distributions:
Dividends from net investment income	—	(0.03)

Net asset value, end of period	$9.44	$9.70

Total return (b)	(2.68)%	(2.68)%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$—	$9,634
Ratio of expenses to average net assets:
After waivers (a)(f)	0.97%	0.99%
Before waivers (a)(f)	1.03%	1.44%
Ratio of net investment income (loss) to average net assets:
After waivers (a)(f)	(0.06)%	0.64	%(l)
Before waivers (a)(f)	(0.12)%	0.19	%(l)
Portfolio turnover rate^	54%	40	%(z)

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/GOLDMAN SACHS STRATEGIC ALLOCATION PORTFOLIO

FINANCIAL HIGHLIGHTS (Continued)

*	Commencement of Operations.
‡	After the close of business on February 21, 2016, operations for Class K ceased and shares of seed capital were fully redeemed. The shares are no longer being offered, but are still registered.
#	Per share amount is less than $0.005.
^	Portfolio turnover rate excludes derivatives, if any.
(a)	Ratios for periods less than one year are annualized. Certain non-recurring expenses incurred by the Portfolio are not annualized for periods less than one year.
(b)	Total returns for periods less than one year are not annualized.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.
(j)	Including direct and indirect expenses, the net expense ratio after waivers would be 1.23% for Class IB.
(k)	Including direct and indirect expenses, the net expense ratio after waivers would be 1.25% for Class IB.
(l)	The annualized ratio of net investment income to average net assets may not be indicative of operating results for a full year.
(z)	Portfolio turnover rate for periods less than one year is not annualized.

See Notes to Financial Statements.

AXA/INVESCO STRATEGIC ALLOCATION PORTFOLIO (Unaudited)

INVESTMENT MANAGER

➢	AXA Equitable Funds Management Group, LLC

INVESTMENT SUB-ADVISER

➢	Invesco Advisers, Inc.

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/17
	1 Year	Since Incept.
Portfolio – Class IB Shares*	9.75%	3.40%
50% Bloomberg Barclays U.S. Intermediate Government Bond Index/20% MSCI EAFE® Index/3.5% S&P MidCap 400® Index/23% S&P 500® Index/3.5% Russell 2000® Index	11.25	5.12
S&P 500® Index	21.83	12.10
Bloomberg Barclays U.S. Intermediate Government Bond Index	1.14	0.83
* Date of inception 4/30/15. Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned 9.75% for the year ended December 31, 2017. This compares to the returns of the following benchmarks over the same period: the 50% Bloomberg Barclays U.S. Intermediate Government Bond Index/20% MSCI EAFE® Index/3.5% S&P MidCap 400® Index/23% S&P 500® Index/3.5% Russell 2000® Index, the S&P 500® Index and the Bloomberg Barclays U.S. Intermediate Government Bond Index, which returned 11.25%, 21.83% and 1.14%, respectively.

Portfolio Highlights

What helped performance during the year:

•	The Portfolio posted a gain for the year ending December 31, 2017, with all asset classes adding to performance.

•	Exposure to U.S. equities posted gains. Within U.S. equities, all market cap sectors contributed to absolute returns.

•	Exposure to U.S. large-cap equities was the largest contributor to absolute returns. In addition, an overweight to large-cap equities contributed to relative performance.

•	International developed equities posted positive returns, extending their lead over U.S. equities, which contributed to absolute performance.

•	Government bonds added to absolute returns, although returns were muted.

•	Volatility was muted during the period. No hedging activity was carried out.

What hurt performance during the year:

•	There were no detractors from performance, on an absolute basis.

•	An underweight in international developed equities detracted from relative performance.

•	An underweight in mid- and small-cap equities detracted from relative performance.

How did derivatives contribute/detract from performance during the year?

•	The Portfolio held futures as a substitute for investing in conventional securities, hedging and in an attempt to enhance returns, and had a minimal impact on performance relative to the index.

Portfolio Characteristics As of December 31, 2017
Weighted Average Life (Years)	3.99
Weighted Average Coupon (%)	1.73
Weighted Average Modified Duration (Years)*	3.75
Weighted Average Rating**	AAA

*  Modified duration is a measure of the price sensitivity of the Portfolio to interest rate movements, taking into account specific features of the securities in which it invests.

** Weighted Average Rating has been provided by the Investment Sub-Adviser.

    A credit rating is an assessment provided by a nationally recognized statistical rating organization (NRSRO) of the creditworthiness of an issuer with respect to debt obligations, including specific securities, money market instruments or other debts. Ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest); ratings are subject to change without notice.

AXA/INVESCO STRATEGIC ALLOCATION PORTFOLIO (Unaudited)

Sector Weightings as of December 31, 2017	% of Net Assets
U.S. Treasury Obligations	47.8%
Investment Company	18.2
Information Technology	6.3
Financials	3.9
Health Care	3.7
Consumer Discretionary	3.3
Industrials	2.7
Consumer Staples	2.2
U.S. Government Agency Securities	1.9
Energy	1.6
Materials	0.8
Utilities	0.8
Real Estate	0.8
Exchange Traded Funds	0.7
Telecommunication Services	0.5
Cash and Other	4.8

100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees (in the case of Class IB shares of the Portfolio), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2017 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/17	Ending Account Value 12/31/17	Expenses Paid During Period* 7/1/17 - 12/31/17
Class IB
Actual	$1,000.00	$1,043.03	$6.11
Hypothetical (5% average annual return before expenses)	1,000.00	1,019.22	6.04

*  Expenses are equal to the Portfolio’s Class IB shares annualized expense ratio of 1.19%, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

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AXA/INVESCO STRATEGIC ALLOCATION PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2017

	Number of Shares	Value (Note 1)

COMMON STOCKS:
Consumer Discretionary (3.3%)
Auto Components (0.0%)
Aptiv plc	716	$60,738
BorgWarner, Inc.	563	28,764
Delphi Technologies plc*	1	35
Goodyear Tire & Rubber Co. (The)	582	18,804

		108,341

Automobiles (0.1%)
Ford Motor Co.	10,639	132,881
General Motors Co.	3,590	147,154
Harley-Davidson, Inc.	501	25,491

		305,526

Distributors (0.0%)
Genuine Parts Co.	404	38,384
LKQ Corp.*	787	32,007

		70,391

Diversified Consumer Services (0.0%)
H&R Block, Inc.	480	12,586

Hotels, Restaurants & Leisure (0.5%)
Carnival Corp.	1,073	71,215
Chipotle Mexican Grill, Inc.*	65	18,787
Darden Restaurants, Inc.	361	34,663
Hilton Worldwide Holdings, Inc.	575	45,920
Marriott International, Inc., Class A	844	114,556
McDonald’s Corp.	2,169	373,327
MGM Resorts International	1,325	44,242
Norwegian Cruise Line Holdings Ltd.*	532	28,329
Royal Caribbean Cruises Ltd.	479	57,135
Starbucks Corp.	3,895	223,690
Wyndham Worldwide Corp.	278	32,212
Wynn Resorts Ltd.	201	33,887
Yum Brands, Inc.	956	78,019

		1,155,982

Household Durables (0.1%)
DR Horton, Inc.	940	48,006
Garmin Ltd.	314	18,705
Leggett & Platt, Inc.	377	17,994
Lennar Corp., Class A	533	33,707
Mohawk Industries, Inc.*	181	49,938
Newell Brands, Inc.	1,310	40,479
PulteGroup, Inc.	785	26,101
Whirlpool Corp.	181	30,524

		265,454

Internet & Direct Marketing Retail (0.9%)
Amazon.com, Inc.*	1,074	1,256,012
Expedia, Inc.	333	39,883
Netflix, Inc.*	1,148	220,370
Priceline Group, Inc. (The)*	133	231,119
TripAdvisor, Inc.*	316	10,889

		1,758,273

Leisure Products (0.0%)
Hasbro, Inc.	320	29,085
Mattel, Inc.	840	12,919

		42,004

Media (0.8%)
CBS Corp. (Non-Voting), Class B	952	56,168
Charter Communications, Inc., Class A*	533	179,067
Comcast Corp., Class A	12,681	507,874
Discovery Communications, Inc., Class A*	314	7,027
Discovery Communications, Inc., Class C*	666	14,100
DISH Network Corp., Class A*	611	29,175
Interpublic Group of Cos., Inc. (The)	925	18,648
News Corp., Class A	869	14,087
News Corp., Class B	427	7,088
Omnicom Group, Inc.	618	45,009
Scripps Networks Interactive, Inc., Class A	285	24,333
Time Warner, Inc.	2,113	193,276
Twenty-First Century Fox, Inc., Class A	2,723	94,025
Twenty-First Century Fox, Inc., Class B	1,166	39,784
Viacom, Inc., Class B	988	30,440
Walt Disney Co. (The)	4,125	443,479

		1,703,580

Multiline Retail (0.1%)
Dollar General Corp.	734	68,269
Dollar Tree, Inc.*	650	69,752
Kohl’s Corp.	426	23,102
Macy’s, Inc.	949	23,905
Nordstrom, Inc.	299	14,167
Target Corp.	1,508	98,397

		297,592

Specialty Retail (0.6%)
Advance Auto Parts, Inc.	218	21,732
AutoZone, Inc.*	70	49,796
Best Buy Co., Inc.	742	50,805
CarMax, Inc.*	474	30,398
Foot Locker, Inc.	395	18,518
Gap, Inc. (The)	685	23,331
Home Depot, Inc. (The)	3,186	603,842
L Brands, Inc.	689	41,492
Lowe’s Cos., Inc.	2,301	213,854
O’Reilly Automotive, Inc.*	225	54,122
Ross Stores, Inc.	1,028	82,497
Signet Jewelers Ltd.	181	10,236
Tiffany & Co.	254	26,403
TJX Cos., Inc. (The)	1,700	129,982
Tractor Supply Co.	295	22,051
Ulta Beauty, Inc.*	147	32,878

		1,411,937

Textiles, Apparel & Luxury Goods (0.2%)
Hanesbrands, Inc.	1,055	22,060
Michael Kors Holdings Ltd.*	365	22,977

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/INVESCO STRATEGIC ALLOCATION PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

	Number of Shares	Value (Note 1)

NIKE, Inc., Class B	3,561	$222,740
PVH Corp.	187	25,658
Ralph Lauren Corp.	133	13,791
Tapestry, Inc.	725	32,067
Under Armour, Inc., Class A*	474	6,840
Under Armour, Inc., Class C*	515	6,860
VF Corp.	852	63,048

		416,041

Total Consumer Discretionary		7,547,707

Consumer Staples (2.2%)
Beverages (0.6%)
Brown-Forman Corp., Class B	520	35,708
Coca-Cola Co. (The)	10,324	473,666
Constellation Brands, Inc., Class A	460	105,142
Dr Pepper Snapple Group, Inc.	485	47,074
Molson Coors Brewing Co., Class B	514	42,184
Monster Beverage Corp.*	1,127	71,328
PepsiCo, Inc.	3,822	458,334

		1,233,436

Food & Staples Retailing (0.5%)
Costco Wholesale Corp.	1,179	219,435
CVS Health Corp.	2,771	200,898
Kroger Co. (The)	2,293	62,943
Sysco Corp.	1,280	77,734
Walgreens Boots Alliance, Inc.	2,507	182,058
Wal-Mart Stores, Inc.	3,942	389,273

		1,132,341

Food Products (0.3%)
Archer-Daniels-Midland Co.	1,452	58,196
Campbell Soup Co.	501	24,103
Conagra Brands, Inc.	1,042	39,252
General Mills, Inc.	1,600	94,864
Hershey Co. (The)	391	44,382
Hormel Foods Corp.	762	27,729
JM Smucker Co. (The)	280	34,787
Kellogg Co.	664	45,139
Kraft Heinz Co. (The)	1,611	125,271
McCormick & Co., Inc. (Non-Voting)	298	30,369
Mondelez International, Inc., Class A	4,010	171,629
Tyson Foods, Inc., Class A	814	65,991

		761,712

Household Products (0.4%)
Church & Dwight Co., Inc.	657	32,962
Clorox Co. (The)	328	48,787
Colgate-Palmolive Co.	2,358	177,911
Kimberly-Clark Corp.	949	114,506
Procter & Gamble Co. (The)	6,873	631,491

		1,005,657

Personal Products (0.0%)
Coty, Inc., Class A	1,156	22,993
Estee Lauder Cos., Inc. (The), Class A	584	74,308

		97,301

Tobacco (0.4%)
Altria Group, Inc.	5,174	369,475
Philip Morris International, Inc.	4,196	443,308

		812,783

Total Consumer Staples		5,043,230

Energy (1.6%)
Energy Equipment & Services (0.2%)
Baker Hughes a GE Co.	1,133	35,848
Halliburton Co.	2,360	115,333
Helmerich & Payne, Inc.	328	21,202
National Oilwell Varco, Inc.	1,041	37,497
Schlumberger Ltd.	3,709	249,949
TechnipFMC plc	1,083	33,909

		493,738

Oil, Gas & Consumable Fuels (1.4%)
Anadarko Petroleum Corp.	1,562	83,786
Andeavor	391	44,707
Apache Corp.	1,004	42,389
Cabot Oil & Gas Corp.	1,285	36,751
Chesapeake Energy Corp.*	3,043	12,050
Chevron Corp.	5,120	640,972
Cimarex Energy Co.	254	30,991
Concho Resources, Inc.*	398	59,788
ConocoPhillips	3,248	178,282
Devon Energy Corp.	1,447	59,906
EOG Resources, Inc.	1,545	166,721
EQT Corp.	474	26,980
Exxon Mobil Corp.	11,390	952,659
Hess Corp.	672	31,900
Kinder Morgan, Inc.	5,242	94,723
Marathon Oil Corp.	2,086	35,316
Marathon Petroleum Corp.	1,391	91,778
Newfield Exploration Co.*	578	18,224
Noble Energy, Inc.	1,277	37,212
Occidental Petroleum Corp.	2,022	148,941
ONEOK, Inc.	984	52,595
Phillips 66	1,173	118,649
Pioneer Natural Resources Co.	476	82,277
Range Resources Corp.	655	11,174
Valero Energy Corp.	1,203	110,568
Williams Cos., Inc. (The)	2,290	69,822

		3,239,161

Total Energy		3,732,899

Financials (3.9%)
Banks (1.7%)
Bank of America Corp.	26,430	780,214
BB&T Corp.	2,169	107,843
Citigroup, Inc.	7,347	546,690
Citizens Financial Group, Inc.	1,405	58,982
Comerica, Inc.	453	39,325
Fifth Third Bancorp	2,053	62,288
Huntington Bancshares, Inc.	3,010	43,826
JPMorgan Chase & Co.	9,436	1,009,085
KeyCorp	2,926	59,017
M&T Bank Corp.	391	66,857
People’s United Financial, Inc.	954	17,840
PNC Financial Services Group, Inc. (The)	1,301	187,721

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/INVESCO STRATEGIC ALLOCATION PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

	Number of Shares	Value (Note 1)

Regions Financial Corp.	3,067	$52,998
SunTrust Banks, Inc.	1,281	82,740
US Bancorp	4,256	228,036
Wells Fargo & Co.	12,049	731,013
Zions Bancorp	511	25,974

		4,100,449

Capital Markets (0.8%)
Affiliated Managers Group, Inc.	159	32,635
Ameriprise Financial, Inc.	417	70,669
Bank of New York Mellon Corp. (The)	2,768	149,084
BlackRock, Inc.	328	168,497
Cboe Global Markets, Inc.	315	39,246
Charles Schwab Corp. (The)	3,176	163,151
CME Group, Inc.	908	132,613
E*TRADE Financial Corp.*	681	33,757
Franklin Resources, Inc.	845	36,614
Goldman Sachs Group, Inc. (The)	979	249,411
Intercontinental Exchange, Inc.	1,616	114,025
Moody’s Corp.	458	67,605
Morgan Stanley	3,798	199,282
Nasdaq, Inc.	327	25,123
Northern Trust Corp.	571	57,037
Raymond James Financial, Inc.	350	31,255
S&P Global, Inc.	683	115,700
State Street Corp.	1,032	100,734
T. Rowe Price Group, Inc.	639	67,050

		1,853,488

Consumer Finance (0.2%)
American Express Co.	1,988	197,428
Capital One Financial Corp.	1,287	128,159
Discover Financial Services	981	75,459
Navient Corp.	952	12,681
Synchrony Financial	2,001	77,259

		490,986

Diversified Financial Services (0.5%)
Berkshire Hathaway, Inc., Class B*	5,174	1,025,590
Leucadia National Corp.	938	24,848

		1,050,438

Insurance (0.7%)
Aflac, Inc.	1,061	93,135
Allstate Corp. (The)	948	99,265
American International Group, Inc.	2,388	142,277
Aon plc	703	94,202
Arthur J Gallagher & Co	468	29,615
Assurant, Inc.	118	11,899
Brighthouse Financial, Inc.*	286	16,771
Chubb Ltd.	1,259	183,977
Cincinnati Financial Corp.	423	31,712
Everest Re Group Ltd.	100	22,126
Hartford Financial Services Group, Inc. (The)	970	54,592
Lincoln National Corp.	626	48,121
Loews Corp.	719	35,972
Marsh & McLennan Cos., Inc.	1,393	113,376
MetLife, Inc.	2,879	145,562

Principal Financial Group, Inc.	721	50,874
Progressive Corp. (The)	1,586	89,324
Prudential Financial, Inc.	1,128	129,697
Torchmark Corp.	282	25,580
Travelers Cos., Inc. (The)	762	103,358
Unum Group	570	31,287
Willis Towers Watson plc	368	55,454
XL Group Ltd.	733	25,772

		1,633,948

Total Financials		9,129,309

Health Care (3.7%)
Biotechnology (0.7%)
AbbVie, Inc.	4,274	413,339
Alexion Pharmaceuticals, Inc.*	595	71,156
Amgen, Inc.	1,964	341,540
Biogen, Inc.*	571	181,903
Celgene Corp.*	2,116	220,826
Gilead Sciences, Inc.	3,483	249,522
Incyte Corp.*	472	44,703
Regeneron Pharmaceuticals, Inc.*	206	77,448
Vertex Pharmaceuticals, Inc.*	690	103,403

		1,703,840

Health Care Equipment & Supplies (0.7%)
Abbott Laboratories	4,705	268,514
Align Technology, Inc.*	199	44,216
Baxter International, Inc.	1,381	89,268
Becton Dickinson and Co.	728	155,737
Boston Scientific Corp.*	3,796	94,103
Cooper Cos., Inc. (The)	123	26,799
Danaher Corp.	1,672	155,195
DENTSPLY SIRONA, Inc.	583	38,379
Edwards Lifesciences Corp.*	580	65,372
Hologic, Inc.*	784	33,516
IDEXX Laboratories, Inc.*	250	39,095
Intuitive Surgical, Inc.*	300	109,482
Medtronic plc	3,611	291,588
ResMed, Inc.	352	29,811
Stryker Corp.	881	136,414
Varian Medical Systems, Inc.*	228	25,342
Zimmer Biomet Holdings, Inc.	537	64,800

		1,667,631

Health Care Providers & Services (0.8%)
Aetna, Inc.	907	163,613
AmerisourceBergen Corp.	463	42,513
Anthem, Inc.	709	159,532
Cardinal Health, Inc.	863	52,876
Centene Corp.*	443	44,690
Cigna Corp.	692	140,538
DaVita, Inc.*	391	28,250
Envision Healthcare Corp.*	279	9,642
Express Scripts Holding Co.*	1,549	115,617
HCA Healthcare, Inc.*	784	68,867
Henry Schein, Inc.*	453	31,656
Humana, Inc.	395	97,988
Laboratory Corp. of America Holdings*	270	43,068
McKesson Corp.	559	87,176
Patterson Cos., Inc.	160	5,781

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/INVESCO STRATEGIC ALLOCATION PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

	Number of Shares	Value (Note 1)

Quest Diagnostics, Inc.	380	$37,426
UnitedHealth Group, Inc.	2,597	572,534
Universal Health Services, Inc., Class B	231	26,184

		1,727,951

Health Care Technology (0.0%)
Cerner Corp.*	879	59,236

Life Sciences Tools & Services (0.2%)
Agilent Technologies, Inc.	872	58,398
Illumina, Inc.*	405	88,488
IQVIA Holdings, Inc.*	384	37,594
Mettler-Toledo International, Inc.*	70	43,366
PerkinElmer, Inc.	328	23,983
Thermo Fisher Scientific, Inc.	1,071	203,362
Waters Corp.*	212	40,956

		496,147

Pharmaceuticals (1.3%)
Allergan plc	904	147,876
Bristol-Myers Squibb Co.	4,427	271,287
Eli Lilly & Co.	2,607	220,187
Johnson & Johnson	7,236	1,011,015
Merck & Co., Inc.	7,324	412,121
Mylan NV*	1,495	63,253
Perrigo Co. plc	366	31,901
Pfizer, Inc.	16,078	582,345
Zoetis, Inc.	1,302	93,796

		2,833,781

Total Health Care		8,488,586

Industrials (2.7%)
Aerospace & Defense (0.6%)
Arconic, Inc.	1,181	32,182
Boeing Co. (The)	1,495	440,889
General Dynamics Corp.	760	154,622
L3 Technologies, Inc.	222	43,923
Lockheed Martin Corp.	674	216,388
Northrop Grumman Corp.	462	141,792
Raytheon Co.	790	148,402
Rockwell Collins, Inc.	438	59,402
Textron, Inc.	675	38,198
TransDigm Group, Inc.	128	35,151
United Technologies Corp.	1,982	252,844

		1,563,793

Air Freight & Logistics (0.2%)
CH Robinson Worldwide, Inc.	378	33,676
Expeditors International of Washington, Inc.	508	32,863
FedEx Corp.	657	163,948
United Parcel Service, Inc., Class B	1,868	222,572

		453,059

Airlines (0.1%)
Alaska Air Group, Inc.	359	26,390
American Airlines Group, Inc.	1,141	59,366
Delta Air Lines, Inc.	1,779	99,625

Southwest Airlines Co.	1,432	93,724
United Continental Holdings, Inc.*	710	47,854

		326,959

Building Products (0.1%)
Allegion plc	285	22,675
AO Smith Corp.	401	24,573
Fortune Brands Home & Security, Inc.	449	30,730
Johnson Controls International plc	2,437	92,874
Masco Corp.	894	39,282

		210,134

Commercial Services & Supplies (0.1%)
Cintas Corp.	239	37,243
Republic Services, Inc.	638	43,135
Stericycle, Inc.*	251	17,065
Waste Management, Inc.	1,083	93,464

		190,907

Construction & Engineering (0.0%)
Fluor Corp.	413	21,331
Jacobs Engineering Group, Inc.	306	20,184
Quanta Services, Inc.*	472	18,460

		59,975

Electrical Equipment (0.2%)
Acuity Brands, Inc.	106	18,656
AMETEK, Inc.	615	44,569
Eaton Corp. plc	1,186	93,706
Emerson Electric Co.	1,749	121,888
Rockwell Automation, Inc.	355	69,704

		348,523

Industrial Conglomerates (0.5%)
3M Co.	1,598	376,121
General Electric Co.	23,252	405,748
Honeywell International, Inc.	2,058	315,615
Roper Technologies, Inc.	276	71,484

		1,168,968

Machinery (0.5%)
Caterpillar, Inc.	1,573	247,873
Cummins, Inc.	436	77,015
Deere & Co.	848	132,720
Dover Corp.	435	43,931
Flowserve Corp.	404	17,021
Fortive Corp.	821	59,399
Illinois Tool Works, Inc.	834	139,153
Ingersoll-Rand plc	670	59,757
PACCAR, Inc.	910	64,683
Parker-Hannifin Corp.	357	71,250
Pentair plc	421	29,731
Snap-on, Inc.	150	26,145
Stanley Black & Decker, Inc.	404	68,555
Xylem, Inc.	446	30,417

		1,067,650

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/INVESCO STRATEGIC ALLOCATION PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

	Number of Shares	Value (Note 1)

Professional Services (0.1%)
Equifax, Inc.	328	$38,678
IHS Markit Ltd.*	975	44,021
Nielsen Holdings plc	960	34,944
Robert Half International, Inc.	344	19,106
Verisk Analytics, Inc.*	419	40,224

		176,973

Road & Rail (0.3%)
CSX Corp.	2,471	135,930
JB Hunt Transport Services, Inc.	223	25,641
Kansas City Southern	285	29,988
Norfolk Southern Corp.	768	111,283
Union Pacific Corp.	2,152	288,582

		591,424

Trading Companies & Distributors (0.0%)
Fastenal Co.	758	41,455
United Rentals, Inc.*	210	36,101
WW Grainger, Inc.	150	35,438

		112,994

Total Industrials		6,271,359

Information Technology (6.3%)
Communications Equipment (0.3%)
Cisco Systems, Inc.	13,379	512,416
F5 Networks, Inc.*	147	19,289
Harris Corp.	341	48,303
Juniper Networks, Inc.	956	27,246
Motorola Solutions, Inc.	459	41,466

		648,720

Electronic Equipment, Instruments & Components (0.1%)
Amphenol Corp., Class A	818	71,820
Corning, Inc.	2,464	78,823
FLIR Systems, Inc.	380	17,716
TE Connectivity Ltd.	978	92,949

		261,308

Internet Software & Services (1.3%)
Akamai Technologies, Inc.*	454	29,528
Alphabet, Inc., Class A*	804	846,934
Alphabet, Inc., Class C*	811	848,630
eBay, Inc.*	2,680	101,143
Facebook, Inc., Class A*	6,360	1,122,286
VeriSign, Inc.*	221	25,291

		2,973,812

IT Services (1.1%)
Accenture plc, Class A	1,667	255,201
Alliance Data Systems Corp.	133	33,713
Automatic Data Processing, Inc.	1,174	137,581
Cognizant Technology Solutions Corp., Class A	1,568	111,359
CSRA, Inc.	371	11,100
DXC Technology Co.	778	73,832
Fidelity National Information Services, Inc.	896	84,305
Fiserv, Inc.*	550	72,122
Gartner, Inc.*	237	29,187
Global Payments, Inc.	400	40,096

International Business Machines Corp.	2,349	360,384
Mastercard, Inc., Class A	2,513	380,368
Paychex, Inc.	837	56,983
PayPal Holdings, Inc.*	3,026	222,774
Total System Services, Inc.	412	32,585
Visa, Inc., Class A	4,910	559,837
Western Union Co. (The)	1,195	22,717

		2,484,144

Semiconductors & Semiconductor Equipment (1.0%)
Advanced Micro Devices, Inc.*	2,161	22,215
Analog Devices, Inc.	975	86,804
Applied Materials, Inc.	2,839	145,130
Broadcom Ltd.	1,102	283,104
Intel Corp.	12,653	584,061
KLA-Tencor Corp.	436	45,811
Lam Research Corp.	427	78,598
Microchip Technology, Inc.	626	55,013
Micron Technology, Inc.*	2,946	121,140
NVIDIA Corp.	1,607	310,955
Qorvo, Inc.*	313	20,846
QUALCOMM, Inc.	3,955	253,199
Skyworks Solutions, Inc.	469	44,532
Texas Instruments, Inc.	2,639	275,617
Xilinx, Inc.	644	43,418

		2,370,443

Software (1.4%)
Activision Blizzard, Inc.	1,993	126,197
Adobe Systems, Inc.*	1,321	231,492
ANSYS, Inc.*	217	32,027
Autodesk, Inc.*	570	59,753
CA, Inc.	916	30,484
Cadence Design Systems, Inc.*	687	28,730
Citrix Systems, Inc.*	359	31,592
Electronic Arts, Inc.*	843	88,566
Intuit, Inc.	668	105,397
Microsoft Corp.	20,687	1,769,565
Oracle Corp.	8,160	385,805
Red Hat, Inc.*	491	58,969
salesforce.com, Inc.*	1,855	189,637
Symantec Corp.	1,643	46,103
Synopsys, Inc.*	411	35,034

		3,219,351

Technology Hardware, Storage & Peripherals (1.1%)
Apple, Inc.	13,901	2,352,465
Hewlett Packard Enterprise Co.	4,263	61,217
HP, Inc.	4,406	92,570
NetApp, Inc.	668	36,954
Seagate Technology plc	803	33,598
Western Digital Corp.	798	63,465
Xerox Corp.	587	17,111

		2,657,380

Total Information Technology		14,615,158

Materials (0.8%)
Chemicals (0.6%)
Air Products & Chemicals, Inc.	595	97,628
Albemarle Corp.	295	37,728

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/INVESCO STRATEGIC ALLOCATION PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

	Number of Shares	Value (Note 1)

CF Industries Holdings, Inc.	625	$26,588
DowDuPont, Inc.	6,237	444,198
Eastman Chemical Co.	392	36,315
Ecolab, Inc.	681	91,377
FMC Corp.	383	36,255
International Flavors & Fragrances, Inc.	201	30,675
LyondellBasell Industries NV, Class A	860	94,875
Monsanto Co.	1,176	137,332
Mosaic Co. (The)	1,062	27,251
PPG Industries, Inc.	715	83,526
Praxair, Inc.	772	119,413
Sherwin-Williams Co. (The)	225	92,259

		1,355,420

Construction Materials (0.0%)
Martin Marietta Materials, Inc.	164	36,251
Vulcan Materials Co.	341	43,774

		80,025

Containers & Packaging (0.1%)
Avery Dennison Corp.	224	25,729
Ball Corp.	968	36,639
International Paper Co.	1,140	66,052
Packaging Corp. of America	255	30,740
Sealed Air Corp.	537	26,474
WestRock Co.	677	42,793

		228,427

Metals & Mining (0.1%)
Freeport-McMoRan, Inc.*	3,820	72,427
Newmont Mining Corp.	1,477	55,417
Nucor Corp.	821	52,199

		180,043

Total Materials		1,843,915

Real Estate (0.8%)
Equity Real Estate Investment Trusts (REITs) (0.8%)
Alexandria Real Estate Equities, Inc. (REIT)	239	31,211
American Tower Corp. (REIT)	1,156	164,926
Apartment Investment & Management Co. (REIT), Class A	405	17,703
AvalonBay Communities, Inc. (REIT)	360	64,228
Boston Properties, Inc. (REIT)	392	50,972
Crown Castle International Corp. (REIT)	1,108	122,998
Digital Realty Trust, Inc. (REIT)	551	62,759
Duke Realty Corp. (REIT)	1,042	28,353
Equinix, Inc. (REIT)	205	92,910
Equity Residential (REIT)	970	61,857
Essex Property Trust, Inc. (REIT)	181	43,688
Extra Space Storage, Inc. (REIT)	364	31,832
Federal Realty Investment Trust (REIT)	197	26,164
GGP, Inc. (REIT)	1,830	42,804
HCP, Inc. (REIT)	1,148	29,940
Host Hotels & Resorts, Inc. (REIT)	2,124	42,161

Iron Mountain, Inc. (REIT)	742	27,996
Kimco Realty Corp. (REIT)	1,307	23,722
Macerich Co. (The) (REIT)	326	21,412
Mid-America Apartment Communities, Inc. (REIT)	290	29,162
Prologis, Inc. (REIT)	1,470	94,830
Public Storage (REIT)	401	83,809
Realty Income Corp. (REIT)	774	44,133
Regency Centers Corp. (REIT)	386	26,703
SBA Communications Corp. (REIT)*	340	55,542
Simon Property Group, Inc. (REIT)	840	144,261
SL Green Realty Corp. (REIT)	248	25,031
UDR, Inc. (REIT)	765	29,468
Ventas, Inc. (REIT)	946	56,769
Vornado Realty Trust (REIT)	476	37,214
Welltower, Inc. (REIT)	975	62,176
Weyerhaeuser Co. (REIT)	1,983	69,921

		1,746,655

Real Estate Management & Development (0.0%)
CBRE Group, Inc., Class A*	755	32,699

Total Real Estate		1,779,354

Telecommunication Services (0.5%)
Diversified Telecommunication Services (0.5%)
AT&T, Inc.	16,576	644,475
CenturyLink, Inc.	2,500	41,700
Verizon Communications, Inc.	11,032	583,924

Total Telecommunication Services		1,270,099

Utilities (0.8%)
Electric Utilities (0.5%)
Alliant Energy Corp.	686	29,230
American Electric Power Co., Inc.	1,356	99,761
Duke Energy Corp.	1,881	158,210
Edison International	891	56,347
Entergy Corp.	482	39,230
Eversource Energy	853	53,893
Exelon Corp.	2,656	104,673
FirstEnergy Corp.	1,261	38,612
NextEra Energy, Inc.	1,263	197,267
PG&E Corp.	1,335	59,848
Pinnacle West Capital Corp.	271	23,084
PPL Corp.	1,896	58,681
Southern Co. (The)	2,728	131,190
Xcel Energy, Inc.	1,318	63,409

		1,113,435

Independent Power and Renewable Electricity Producers (0.0%)
AES Corp.	1,675	18,140
NRG Energy, Inc.	712	20,278

		38,418

Multi-Utilities (0.3%)
Ameren Corp.	670	39,523
CenterPoint Energy, Inc.	1,204	34,145
CMS Energy Corp.	736	34,813
Consolidated Edison, Inc.	827	70,254
Dominion Energy, Inc.	1,755	142,260

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/INVESCO STRATEGIC ALLOCATION PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

	Number of Shares	Value (Note 1)

DTE Energy Co.	483	$52,869
NiSource, Inc.	900	23,103
Public Service Enterprise Group, Inc.	1,327	68,341
SCANA Corp.	413	16,429
Sempra Energy	656	70,140
WEC Energy Group, Inc.	881	58,525

		610,402

Water Utilities (0.0%)
American Water Works Co., Inc.	473	43,275

Total Utilities		1,805,530

Total Common Stocks (26.6%) (Cost $48,145,124)		61,527,146

EXCHANGE TRADED FUNDS (ETF):
iShares Core S&P 500 ETF	4,799	1,290,212
iShares Core S&P Mid-Cap ETF	686	130,189
iShares MSCI EAFE ETF	603	42,397
iShares Russell 2000 ETF	353	53,818

Total Exchange Traded Funds (0.7%) (Cost $1,469,467)		1,516,616

	Principal Amount	Value (Note 1)
LONG-TERM DEBT SECURITIES:
U.S. Government Agency Securities (1.9%)
FNMA 1.125%, 12/14/18	$600,000	595,966
1.750%, 6/20/19	3,700,000	3,693,540

Total U.S. Government Agency Securities		4,289,506

U.S. Treasury Obligations (47.8%)
U.S. Treasury Notes 1.125%, 1/31/19	3,165,500	3,141,512
0.750%, 2/15/19	2,435,200	2,405,616
1.250%, 3/31/19	2,510,100	2,491,470
1.625%, 3/31/19	3,144,800	3,135,587
0.875%, 7/31/19	3,650,000	3,594,680
3.375%, 11/15/19	2,899,300	2,979,031
1.000%, 11/30/19	4,686,200	4,608,951
1.375%, 2/29/20	7,021,200	6,942,487
1.375%, 4/30/20	4,115,500	4,064,378
1.625%, 7/31/20	4,103,400	4,071,663
1.375%, 9/30/20	3,712,300	3,655,745
1.750%, 10/31/20	263,000	261,500
1.750%, 11/15/20	1,205,800	1,198,829
2.625%, 11/15/20	1,128,200	1,148,384
3.625%, 2/15/21	1,992,500	2,089,479
1.375%, 4/30/21	3,769,700	3,688,121
1.125%, 6/30/21	5,155,300	4,992,788
2.125%, 6/30/21	1,697,800	1,701,116
1.125%, 7/31/21	1,240,300	1,199,554
1.125%, 9/30/21	884,200	853,184
2.000%, 10/31/21	2,259,200	2,250,022
1.500%, 1/31/22	1,100,000	1,072,844
1.875%, 1/31/22	1,890,700	1,871,202
1.750%, 2/28/22	2,061,500	2,029,933
1.875%, 3/31/22	1,665,000	1,646,009
1.875%, 4/30/22	375,800	371,308

1.750%, 5/31/22	2,950,000	2,898,490
1.750%, 6/30/22	119,800	117,647
2.125%, 6/30/22	1,212,400	1,210,079
1.625%, 8/31/22	669,100	652,608
1.875%, 8/31/22	1,819,700	1,794,110
1.875%, 9/30/22	231,200	227,858
1.875%, 10/31/22	1,994,500	1,965,595
2.000%, 10/31/22	177,000	175,465
2.000%, 2/15/23	2,957,300	2,926,803
1.625%, 4/30/23	2,181,400	2,114,765
1.750%, 5/15/23	433,400	422,785
1.625%, 5/31/23	1,025,000	992,929
1.375%, 6/30/23	1,072,800	1,024,901
2.500%, 8/15/23	1,065,800	1,080,413
1.625%, 10/31/23	401,800	387,941
2.125%, 11/30/23	954,700	946,980
2.250%, 1/31/24	2,875,000	2,868,599
2.125%, 3/31/24	470,000	465,190
2.500%, 5/15/24	2,412,000	2,439,041
2.125%, 7/31/24	1,240,300	1,225,620
2.375%, 8/15/24	1,560,900	1,565,961
2.250%, 11/15/24	2,190,200	2,179,078
2.000%, 2/15/25	1,552,700	1,517,825
2.125%, 5/15/25	1,360,000	1,339,175
2.000%, 8/15/25	961,400	937,140
2.250%, 11/15/25	1,086,900	1,077,305
1.625%, 2/15/26	982,900	928,226
1.625%, 5/15/26	676,900	637,608
1.500%, 8/15/26	1,920,400	1,786,647
2.000%, 11/15/26	1,397,300	1,352,488
2.250%, 2/15/27	919,800	907,799
2.375%, 5/15/27	1,814,500	1,809,397
2.250%, 8/15/27	1,443,100	1,422,919

Total U.S. Treasury Obligations		110,864,780

Total Long-Term Debt Securities (49.7%) (Cost $116,721,651)		$115,154,286

	Number of Shares	Value (Note 1)
SHORT-TERM INVESTMENT:
Investment Company (18.2%)
JPMorgan Prime Money Market Fund, IM Shares	42,086,057	42,090,265

Total Short-Term Investment (18.2%) (Cost $42,092,306)		42,090,265

Total Investments in Securities (95.2%) (Cost $208,428,548)		220,288,313
Other Assets Less Liabilities (4.8%)		11,176,136

Net Assets (100%)		$231,464,449

*	Non-income producing.

Glossary:

FNMA	— Federal National Mortgage Association
USD	— United States Dollar

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/INVESCO STRATEGIC ALLOCATION PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

Futures contracts outstanding as of December 31, 201   (Note 1):

Description	Number of Contracts	Expiration Date	Trading Currency	Notional Amount ($)	Value and Unrealized Appreciation (Depreciation) ($)
Long Contracts
MSCI EAFE E-Mini Index	402	3/2018	USD	41,114,550	702,083
Russell 2000 E-Mini Index	73	3/2018	USD	5,608,225	46,024
S&P Midcap 400 E-Mini Index	25	3/2018	USD	4,756,000	37,575

					785,682

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2017:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Common Stocks
Consumer Discretionary	$7,547,707	$—	$—	$7,547,707
Consumer Staples	5,043,230	—	—	5,043,230
Energy	3,732,899	—	—	3,732,899
Financials	9,129,309	—	—	9,129,309
Health Care	8,488,586	—	—	8,488,586
Industrials	6,271,359	—	—	6,271,359
Information Technology	14,615,158	—	—	14,615,158
Materials	1,843,915	—	—	1,843,915
Real Estate	1,779,354	—	—	1,779,354
Telecommunication Services	1,270,099	—	—	1,270,099
Utilities	1,805,530	—	—	1,805,530
Exchange Traded Funds	1,516,616	—	—	1,516,616
Futures	785,682	—	—	785,682
Short-Term Investment
Investment Company	42,090,265	—	—	42,090,265
U.S. Government Agency Securities	—	4,289,506	—	4,289,506
U.S. Treasury Obligations	—	110,864,780	—	110,864,780

Total Assets	$105,919,709	$115,154,286	$—	$221,073,995

Total Liabilities	$—	$—	$—	$—

Total	$105,919,709	$115,154,286	$—	$221,073,995

There were no transfers between Levels 1, 2 or 3 during the year ended December 31, 2017.

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/INVESCO STRATEGIC ALLOCATION PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

Fair Values of Derivative Instruments as of December 31, 2017:

	Statement of Assets and Liabilities
Derivatives Not Accounted for as Hedging Instrument^	Asset Derivatives	Fair Value
Equity contracts	Receivables, Net assets – Unrealized appreciation	$785,682	*

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Portfolio of Investments. Only variation margin is reported within the Statement of Assets & Liabilities.

The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2017:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instrument^	Futures
Equity contracts	$7,228,207

Amount of Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instrument^	Futures
Equity contracts	$1,001,051

^ This Portfolio may hold futures contracts as a substitute for investing in conventional securities, hedging and in an attempt to enhance returns.

The Portfolio held futures contracts with an average notional balance of approximately $43,714,000 during the year ended December 31, 2017.

Investment security transactions for the year ended December 31, 2017 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$161,625,241
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$116,316,600

As of December 31, 2017, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments in securities and derivative instruments, if applicable, for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$14,565,625
Aggregate gross unrealized depreciation	(2,744,411)

Net unrealized appreciation	$11,821,214

Federal income tax cost of investments in securities and derivative instruments, if applicable	$209,252,781

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/INVESCO STRATEGIC ALLOCATION PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2017

ASSETS
Investments in Securities, at value (Cost $208,428,548)	$220,288,313
Cash	8,765,000
Cash held as collateral at broker	2,088,500
Dividends, interest and other receivables	652,553
Receivable from Separate Accounts for Portfolio shares sold	310,291
Receivable for securities sold	44,586
Other assets	780

Total assets	232,150,023

LIABILITIES
Payable for securities purchased	321,212
Investment management fees payable	146,374
Due to broker for futures variation margin	72,799
Distribution fees payable – Class IB	48,510
Administrative fees payable	23,525
Payable to Separate Accounts for Portfolio shares redeemed	19,127
Trustees’ fees payable	57
Accrued expenses	53,970

Total liabilities	685,574

NET ASSETS	$231,464,449

Net assets were comprised of:
Paid in capital	$219,047,692
Accumulated undistributed net investment income (loss)	20,897
Accumulated undistributed net realized gain (loss)	(249,587)
Net unrealized appreciation (depreciation)	12,645,447

Net assets	$231,464,449

Class IB
Net asset value, offering and redemption price per share, $231,464,449 / 21,973,512 shares outstanding (unlimited amount authorized: $0.01 par value)	$10.53

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2017

INVESTMENT INCOME
Dividends	$1,487,686
Interest	1,476,725

Total income	2,964,411

EXPENSES
Investment management fees	1,563,844
Distribution fees – Class IB	488,700
Administrative fees	240,685
Professional fees	57,225
Custodian fees	24,000
Printing and mailing expenses	16,542
Trustees’ fees	4,270
Miscellaneous	5,217

Gross expenses	2,400,483
Less: Waiver from investment manager	(49,280)

Net expenses	2,351,203

NET INVESTMENT INCOME (LOSS)	613,208

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Investments in securities	(134,906)
Futures contracts	7,228,207

Net realized gain (loss)	7,093,301

Change in unrealized appreciation (depreciation) on:
Investments in securities	9,188,141
Futures contracts	1,001,051

Net change in unrealized appreciation (depreciation)	10,189,192

NET REALIZED AND UNREALIZED GAIN (LOSS)	17,282,493

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$17,895,701

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/INVESCO STRATEGIC ALLOCATION PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2017	2016
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$613,208	$62,313
Net realized gain (loss)	7,093,301	2,175,669
Net change in unrealized appreciation (depreciation)	10,189,192	1,623,335

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	17,895,701	3,861,317

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income
Class IB	(598,571)	(72,195)
Distributions from net realized capital gains
Class IB	(7,530,355)	—

TOTAL DIVIDENDS AND DISTRIBUTIONS	(8,128,926)	(72,195)

CAPITAL SHARES TRANSACTIONS:
Class IB
Capital shares sold [ 5,451,759 and 9,638,005 shares, respectively ]	57,089,463	93,944,155
Capital shares issued in reinvestment of dividends [ 774,750 and 7,260 shares, respectively ]	8,128,926	72,195
Capital shares repurchased [ (414,702) and (309,386) shares, respectively ]	(4,343,967)	(3,025,239)

Total Class IB transactions	60,874,422	90,991,111

Class K (b)
Capital shares sold [ 0 and 0 shares, respectively ]	—	62
Capital shares repurchased [ 0 and (992,493) shares, respectively ]	—	(9,344,694)

Total Class K transactions	—	(9,344,632)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	60,874,422	81,646,479

TOTAL INCREASE (DECREASE) IN NET ASSETS	70,641,197	85,435,601
NET ASSETS:
Beginning of year	160,823,252	75,387,651

End of year (a)	$231,464,449	$160,823,252

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$20,897	$463

(b) After the close of business on February 21, 2016, operations for Class K ceased and shares of seed capital were fully redeemed.

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/INVESCO STRATEGIC ALLOCATION PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,				May 1, 2015* to December 31, 2015
Class IB	2017		2016
Net asset value, beginning of period	$9.95		$9.64		$10.00

Income (loss) from investment operations:
Net investment income (loss) (e)	0.03		—	#	0.01
Net realized and unrealized gain (loss)	0.94		0.31		(0.36)

Total from investment operations	0.97		0.31		(0.35)

Less distributions:
Dividends from net investment income	(0.03)		—	#	(0.01)
Distributions from net realized gains	(0.36)		—		—

Total dividends and distributions	(0.39)		—	#	(0.01)

Net asset value, end of period	$10.53		$9.95		$9.64

Total return (b)	9.75%		3.26%		(3.52)%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$231,464		$160,823		$65,818
Ratio of expenses to average net assets:
After waivers (a)(f)	1.20	%(j)	1.23	%(k)	1.23%
Before waivers (a)(f)	1.23%		1.27%		1.44%
Ratio of net investment income (loss) to average net assets:
After waivers (a)(f)	0.31%		0.05%		0.15	%(l)
Before waivers (a)(f)	0.29%		—	%‡‡	(0.05	)%(l)
Portfolio turnover rate (z)^	78%		378%		762%

Class K	January 1, 2016 to February 21, 2016‡	May 1, 2015* to December 31, 2015
Net asset value, beginning of period	$9.64	$10.00

Income (loss) from investment operations:
Net investment income (loss) (e)	— #	0.02
Net realized and unrealized gain (loss)	(0.22)	(0.36)

Total from investment operations	(0.22)	(0.34)

Less distributions:
Dividends from net investment income	—	(0.02)

Net asset value, end of period	$9.42	$9.64

Total return (b)	(2.28)%	(3.36)%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$—	$9,570
Ratio of expenses to average net assets:
After waivers (a)(f)	0.98%	0.99%
Before waivers (a)(f)	1.10%	1.56%
Ratio of net investment income (loss) to average net assets:
After waivers (a)(f)	0.37%	0.32	%(l)
Before waivers (a)(f)	0.25%	(0.25	)%(l)
Portfolio turnover rate (z)^	378%	762%

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/INVESCO STRATEGIC ALLOCATION PORTFOLIO

FINANCIAL HIGHLIGHTS (Continued)

*	Commencement of Operations.
‡	After the close of business on February 21, 2016, operations for Class K ceased and shares of seed capital were fully redeemed. The shares are no longer being offered, but are still registered.
‡‡	Amount is less than 0.005%.
#	Per share amount is less than $0.005.
^	Portfolio turnover rate excludes derivatives, if any.
(a)	Ratios for periods less than one year are annualized. Certain non-recurring expenses incurred by the Portfolio are not annualized for periods less than one year.
(b)	Total returns for periods less than one year are not annualized.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.
(j)	Including direct and indirect expenses, the net expense ratio after waivers would be 1.23% for Class IB.
(k)	Including direct and indirect expenses, the net expense ratio after waivers would be 1.25% for Class IB.
(l)	The annualized ratio of net investment income to average net assets may not be indicative of operating results for a full year.
(z)	Portfolio turnover rate for periods less than one year is not annualized.

See Notes to Financial Statements.

AXA/JANUS ENTERPRISE PORTFOLIO (Unaudited)

INVESTMENT MANAGER

➢	AXA Equitable Funds Management Group, LLC

INVESTMENT SUB-ADVISER

➢	Janus Capital Management LLC

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/17
	1 Year	5 Years	10 Years/ Since Incept.
Portfolio – Class IA Shares	27.88%	9.73%	5.85%
Portfolio – Class IB Shares	27.92	9.74	5.75
Portfolio – Class K Shares*	28.22	10.00	8.96
Russell Midcap® Growth Index	25.27	15.30	9.10
* Date of inception 12/1/11. Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned 27.92% for the year ended December 31, 2017. This compares to the Portfolio’s benchmark, the Russell Midcap® Growth Index, which returned 25.27% over the same period.

Portfolio Highlights

What helped performance during the year:

•	An underweight to the consumer discretionary sector was a strong contributor to relative performance, as was stock selection within the sector.

•	An overweight to the technology sector was another strong contributor to relative results.

•	A significant underweight to the consumer staples sector was another meaningful contributor to relative performance.

•	On an absolute basis, the largest contributors included LPL Financial Holdings, ON Semiconductor Corp. and TE Connectivity.

What hurt performance during the year:

•	Stock selection in the health care sector was a large detractor from relative performance.

•	Stock selection in the energy and materials sectors also detracted from relative results.

•	On an absolute basis the largest individual detractors were World Fuel Services, Tesaro, Inc. and Omnicom Group Inc.

Portfolio Positioning and Outlook — Janus Capital Management LLC

We have a positive outlook for the broader economy, but expect more modest returns for mid-cap stocks from here. For the first time since the financial crisis, we see signs of a coordinated, global economic expansion. A stronger economy coupled with U.S. corporate tax cuts could provide a significant near-term boost to earnings in 2018, but we believe much of the optimism is already reflected in valuations, which are on the high end of historical averages.

Rising valuations have made it more challenging to find new, reasonably valued stocks that fit the investment criteria we typically seek in our portfolio. Despite the challenge, we are not veering from our investment approach. A focus on durable growth companies has served our clients well through the years and we believe it is the best way to add value through an entire market cycle. But we’ve had to dig a little deeper to find those companies where the profitability model is still emerging, or where the competitive advantages supporting stable earnings growth may be less appreciated by the market.

As we look ahead, we expect our structural positioning in the portfolio to remain the same. At year end, we had an overweight to the technology and health care sectors. Those sectors include companies exposed to a few important themes within our portfolio that we believe provide some of the best long-term growth opportunities in the market: innovative health care treatments and devices, the electronification of the car and home, and the integration of software to automate functions in nearly every industry. The latter theme is particularly promising in the mid-cap space, where we find a number of companies creating specially tailored software solutions that address the unique needs of a niche vertical or industry.

We also had underweights to the consumer staples and consumer discretionary sectors. Within the consumer staples sector, we find a dearth of reasonably valued growth companies. We also believe new distribution channels and new marketing methods that make it easier to reach consumers have whittled away the barriers to entry many consumer staples companies once enjoyed.

AXA/JANUS ENTERPRISE PORTFOLIO (Unaudited)

Within the consumer discretionary sector, meanwhile, we were underexposed to brick and mortar retail companies within the index. Many of those stocks enjoyed gains during the fourth quarter because they stand to disproportionately benefit from U.S. tax cuts, but the long-term fundamental backdrop for mid-cap retailers hasn’t changed. E-commerce sites continue to take sales from these companies, who at the same time must make major investments to try and create better online and digital sales channels of their own.

Sector Weightings as of December 31, 2017	% of Net Assets
Information Technology	36.3%
Health Care	18.3
Industrials	17.5
Consumer Discretionary	10.5
Financials	8.8
Repurchase Agreements	6.8
Real Estate	4.4
Materials	1.6
Energy	0.5
Cash and Other	(4.7)

100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees (in the case of Class IA and Class IB shares of the Portfolio), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2017 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/17	Ending Account Value 12/31/17	Expenses Paid During Period* 7/1/17 - 12/31/17
Class IA
Actual	$1,000.00	$1,114.43	$5.75
Hypothetical (5% average annual return before expenses)	1,000.00	1,019.77	5.49
Class IB
Actual	1,000.00	1,114.84	5.75
Hypothetical (5% average annual return before expenses)	1,000.00	1,019.77	5.49
Class K
Actual	1,000.00	1,115.88	4.42
Hypothetical (5% average annual return before expenses)	1,000.00	1,021.03	4.22

*  Expenses are equal to the Portfolio’s Class IA, Class IB and Class K shares annualized expense ratios of 1.08%, 1.08% and 0.83%, respectively, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

EQ ADVISORS TRUST

AXA/JANUS ENTERPRISE PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2017

	Number of Shares	Value (Note 1)

COMMON STOCKS:
Consumer Discretionary (10.5%)
Diversified Consumer Services (1.8%)
ServiceMaster Global Holdings, Inc.*	317,719	$16,289,453

Hotels, Restaurants & Leisure (2.3%)
Dunkin’ Brands Group, Inc.	194,748	12,555,403
Norwegian Cruise Line Holdings Ltd.*	158,668	8,449,071

		21,004,474

Internet & Direct Marketing Retail (0.3%)
Wayfair, Inc., Class A (x)*	38,018	3,051,705

Leisure Products (0.7%)
Polaris Industries, Inc. (x)	56,122	6,958,567

Media (0.9%)
Omnicom Group, Inc.	117,949	8,590,226

Specialty Retail (1.3%)
Tractor Supply Co.	91,755	6,858,687
Williams-Sonoma, Inc. (x)	100,819	5,212,342

		12,071,029

Textiles, Apparel & Luxury Goods (3.2%)
Carter’s, Inc.	68,680	8,069,213
Gildan Activewear, Inc.	460,245	14,865,913
Lululemon Athletica, Inc.*	80,839	6,353,137

		29,288,263

Total Consumer Discretionary		97,253,717

Energy (0.5%)
Oil, Gas & Consumable Fuels (0.5%)
World Fuel Services Corp.	162,712	4,578,716

Total Energy		4,578,716

Financials (8.8%)
Banks (0.6%)
SVB Financial Group*	25,769	6,024,019

Capital Markets (5.4%)
LPL Financial Holdings, Inc.	300,209	17,153,942
MSCI, Inc.	84,448	10,686,050
TD Ameritrade Holding Corp.	439,551	22,474,243

		50,314,235

Insurance (2.8%)
Aon plc	129,330	17,330,220
Intact Financial Corp.	99,359	8,298,887

		25,629,107

Total Financials		81,967,361

Health Care (18.3%)
Biotechnology (3.5%)
ACADIA Pharmaceuticals, Inc.*	137,408	4,137,355
Alkermes plc*	82,712	4,526,828
Celgene Corp.*	84,656	8,834,699
DBV Technologies SA (ADR)*	35,083	863,042
Neurocrine Biosciences, Inc.*	104,383	8,099,077
Puma Biotechnology, Inc. (x)*	37,749	3,731,489
TESARO, Inc. (x)*	27,773	2,301,549

		32,494,039

Health Care Equipment & Supplies (8.0%)
Boston Scientific Corp.*	639,169	15,844,999
Cooper Cos., Inc. (The)	37,865	8,250,026
DexCom, Inc. (x)*	79,104	4,539,779
ICU Medical, Inc. (x)*	32,647	7,051,752
STERIS plc	159,817	13,979,192
Teleflex, Inc.	48,944	12,178,246
Varian Medical Systems, Inc.*	107,237	11,919,393

		73,763,387

Health Care Providers & Services (0.5%)
Henry Schein, Inc.*	71,068	4,966,232

Health Care Technology (1.7%)
athenahealth, Inc.*	116,972	15,561,955

Life Sciences Tools & Services (4.6%)
IQVIA Holdings, Inc.*	125,091	12,246,409
PerkinElmer, Inc.	223,297	16,327,477
Waters Corp.*	74,132	14,321,561

		42,895,447

Total Health Care		169,681,060

Industrials (17.5%)
Aerospace & Defense (1.8%)
Teledyne Technologies, Inc.*	90,302	16,358,207

Airlines (1.1%)
Ryanair Holdings plc (ADR)*	102,309	10,659,575

Building Products (1.1%)
AO Smith Corp.	171,097	10,484,824

Commercial Services & Supplies (1.7%)
Edenred	260,579	7,560,015
Ritchie Bros Auctioneers, Inc.	277,518	8,306,114

		15,866,129

Electrical Equipment (3.6%)
AMETEK, Inc.	71,002	5,145,515
Sensata Technologies Holding NV (x)*	525,926	26,880,078

		32,025,593

Industrial Conglomerates (0.6%)
Carlisle Cos., Inc.	49,631	5,640,563

Machinery (2.3%)
Middleby Corp. (The)*	49,713	6,708,769
Rexnord Corp.*	380,247	9,894,027
Wabtec Corp. (x)	56,606	4,609,427

		21,212,223

Professional Services (2.8%)
IHS Markit Ltd.*	164,370	7,421,306
Verisk Analytics, Inc.*	198,180	19,025,280

		26,446,586

Road & Rail (2.2%)
Canadian Pacific Railway Ltd.	50,173	9,169,617
Old Dominion Freight Line, Inc.	87,150	11,464,583

		20,634,200

Trading Companies & Distributors (0.3%)
Ferguson plc	44,928	3,233,153

Total Industrials		162,561,053

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/JANUS ENTERPRISE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

	Number of Shares	Value (Note 1)

Information Technology (36.3%)
Communications Equipment (0.7%)
Harris Corp.	45,533	$6,449,749

Electronic Equipment, Instruments & Components (7.6%)
Amphenol Corp., Class A	68,704	6,032,211
Belden, Inc.	111,634	8,614,796
Dolby Laboratories, Inc., Class A	105,508	6,541,496
Flex Ltd.*	725,190	13,046,168
National Instruments Corp.	344,248	14,331,044
TE Connectivity Ltd.	234,944	22,329,078

		70,894,793

Internet Software & Services (3.2%)
Cimpress NV (x)*	125,653	15,063,281
CoStar Group, Inc.*	49,566	14,718,624

		29,781,905

IT Services (9.2%)
Amdocs Ltd.	250,743	16,418,652
Broadridge Financial Solutions, Inc.	102,370	9,272,675
Euronet Worldwide, Inc.*	38,388	3,234,957
Fidelity National Information Services, Inc.	126,685	11,919,792
Gartner, Inc.*	67,276	8,285,039
Global Payments, Inc.	109,172	10,943,401
Jack Henry & Associates, Inc.	61,141	7,151,051
WEX, Inc.*	124,382	17,566,470

		84,792,037

Semiconductors & Semiconductor Equipment (8.4%)
KLA-Tencor Corp.	150,954	15,860,737
Lam Research Corp.	73,699	13,565,775
Microchip Technology, Inc. (x)	194,401	17,083,960
ON Semiconductor Corp.*	815,923	17,085,427
Xilinx, Inc.	212,318	14,314,480

		77,910,379

Software (7.2%)
Atlassian Corp. plc, Class A*	300,742	13,689,776
Constellation Software, Inc.	31,283	18,964,416
Intuit, Inc.	66,168	10,439,987
SS&C Technologies Holdings, Inc.	389,467	15,765,624
Ultimate Software Group, Inc. (The)*	35,847	7,822,891

		66,682,694

Total Information Technology		336,511,557

Materials (1.6%)
Containers & Packaging (1.6%)
Sealed Air Corp.	310,303	15,297,938

Total Materials		15,297,938

Real Estate (4.4%)
Equity Real Estate Investment Trusts (REITs) (4.4%)
Crown Castle International Corp. (REIT)	183,601	20,381,547
Lamar Advertising Co. (REIT), Class A	273,878	20,332,703

Total Real Estate		40,714,250

Total Common Stocks (97.9%) (Cost $700,583,945)		908,565,652

	Principal Amount	Value (Note 1)

SHORT-TERM INVESTMENTS:
Repurchase Agreements (6.8%)
Bank of Nova Scotia (The), 1.39%, dated 12/29/17, due 1/2/18, repurchase price $3,500,541, collateralized by various U.S. Government Treasury Securities, ranging from 0.000%-3.750%, maturing 1/11/18-2/15/47; total market value $3,572,936. (xx)	$3,500,000	$3,500,000
Bank of Nova Scotia (The), 1.39%, dated 12/29/17, due 1/2/18, repurchase price $4,000,618, collateralized by various U.S. Government Treasury Securities, ranging from 0.000%-3.750%, maturing 1/11/18-2/15/47; total market value $4,083,356. (xx)	4,000,000	4,000,000
Bank of Nova Scotia (The), 1.39%, dated 12/29/17, due 1/2/18, repurchase price $1,610,859, collateralized by various U.S. Government Treasury Securities, ranging from 0.000%-3.750%, maturing 1/11/18-2/15/47; total market value $1,644,173. (xx)	1,610,610	1,610,610
Citigroup Global Markets Ltd., 1.40%, dated 12/29/17, due 1/2/18, repurchase price $3,700,576, collateralized by various Foreign Government Agency Securities, ranging from 1.625%-2.500%, maturing 3/16/21-7/29/25, U.S. Government Treasury Securities, ranging from 0.875%-7.250%, maturing from 8/15/20-2/15/47; total market value $3,774,000. (xx)	3,700,000	3,700,000
Citigroup Global Markets, Inc., 1.60%, dated 12/29/17, due 1/2/18, repurchase price $3,000,533, collateralized by various Common Stocks; total market value $3,300,001. (xx)	3,000,000	3,000,000
Citigroup Global Markets, Inc., 1.60%, dated 12/29/17, due 1/2/18, repurchase price $2,000,356, collateralized by various Common Stocks; total market value $2,200,001. (xx)	2,000,000	2,000,000
Deutsche Bank AG, 1.81%, dated 12/29/17, due 1/2/18, repurchase price $6,001,207, collateralized by various Common Stocks, U.S. Government Treasury Securities, ranging from 1.875%-2.250%, maturing 4/30/22-8/15/46; total market value $6,673,328. (xx)	6,000,000	6,000,000

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/JANUS ENTERPRISE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

	Principal Amount	Value (Note 1)

Deutsche Bank AG, 1.81%, dated 12/29/17, due 1/2/18, repurchase price $4,600,925, collateralized by various Common Stocks, U.S. Government Treasury Securities, ranging from 1.875%-2.250%, maturing 4/30/22-8/15/46; total market value $5,116,218. (xx)	$4,600,000	$4,600,000
Deutsche Bank AG, 1.81%, dated 12/29/17, due 1/2/18, repurchase price $3,000,603, collateralized by various Common Stocks, U.S. Government Treasury Securities, ranging from 1.875%-2.250%, maturing 4/30/22-8/15/46; total market value $3,336,664. (xx)	3,000,000	3,000,000
Deutsche Bank AG, 1.55%, dated 12/29/17, due 1/2/18, repurchase price $4,200,723, collateralized by various Corporate Bonds, ranging from 1.750%-1.875%, maturing 9/5/19-4/14/22, Foreign Government Agency Securities, ranging from 1.875%-2.000%, maturing 3/15/19-5/2/25; total market value $4,284,003. (xx)	4,200,000	4,200,000
Deutsche Bank AG, 1.81%, dated 12/29/17, due 1/2/18, repurchase price $1,000,201, collateralized by various Common Stocks, U.S. Government Treasury Securities, ranging from 1.875%-2.250%, maturing 4/30/22-8/15/46; total market value $1,112,221. (xx)	1,000,000	1,000,000
Macquarie Bank Ltd., 1.42%, dated 12/29/17, due 1/2/18, repurchase price $1,000,158, collateralized by various U.S. Government Treasury Securities, ranging from 0.000%-3.750%, maturing 1/4/18-11/15/47; total market value $1,020,450. (xx)	1,000,000	1,000,000
NBC Global Finance Ltd., 1.59%, dated 12/29/17, due 1/2/18, repurchase price $5,100,901, collateralized by various Common Stocks; total market value $5,673,376. (xx)	5,100,000	5,100,000
NBC Global Finance Ltd., 1.59%, dated 12/29/17, due 1/2/18, repurchase price $4,500,795, collateralized by various Common Stocks; total market value $5,005,920. (xx)	4,500,000	4,500,000

NBC Global Finance Ltd., 1.59%, dated 12/29/17, due 1/2/18, repurchase price $4,900,866, collateralized by various Common Stocks; total market value $5,450,891. (xx)	4,900,000	4,900,000
Nomura Securities Co. Ltd., 1.40%, dated 12/29/17, due 1/2/18, repurchase price $5,000,778, collateralized by various U.S. Government Treasury Securities, ranging from 0.000%-2.000%, maturing 1/4/18-2/15/42; total market value $5,100,003. (xx)	5,000,000	5,000,000
RBS Securities, Inc., 1.37%, dated 12/29/17, due 1/2/18, repurchase price $260,140, collateralized by various U.S. Government Treasury Securities, ranging from 1.750%-1.875%, maturing 2/28/22-9/30/22; total market value $265,304. (xx)	260,100	260,100
Societe Generale SA, 1.32%, dated 12/29/17, due 1/5/18, repurchase price $6,001,540, collateralized by various U.S. Government Treasury Securities, ranging from 0.000%-3.000%, maturing 11/15/21-11/15/46; total market value $6,120,002. (xx)	6,000,000	6,000,000

Total Repurchase Agreements		63,370,710

Total Short-Term Investments (6.8%) (Cost $63,370,710)		63,370,710

Total Investments in Securities (104.7%) (Cost $763,954,655)		971,936,362
Other Assets Less Liabilities (-4.7%)		(43,861,107)

Net Assets (100%)		$928,075,255

*	Non-income producing.
(x)	All or a portion of security is on loan at December 31, 2017.
(xx)	At December 31, 2017, the Portfolio had loaned securities with a total value of $67,997,345. This was secured by cash collateral of $63,370,710 which was subsequently invested in joint repurchase agreements with a total value of $63,370,710, as detailed in the Notes to the Financial Statements, for which the Portfolio has a proportionate interest as reported in the Portfolio of Investments as Repurchase Agreements, and $6,443,449 collateralized by various U.S. Government Treasury Securities, ranging from 0.000% - 4.250%, maturing 1/4/18 - 11/15/46.

Glossary:

ADR	— American Depositary Receipt

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/JANUS ENTERPRISE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2017:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Common Stocks
Consumer Discretionary	$97,253,717	$—	$—	$97,253,717
Energy	4,578,716	—	—	4,578,716
Financials	81,967,361	—	—	81,967,361
Health Care	169,681,060	—	—	169,681,060
Industrials	151,767,885	10,793,168	—	162,561,053
Information Technology	336,511,557	—	—	336,511,557
Materials	15,297,938	—	—	15,297,938
Real Estate	40,714,250	—	—	40,714,250
Short-Term Investments
Repurchase Agreements	—	63,370,710	—	63,370,710

Total Assets	$897,772,484	$74,163,878	$—	$971,936,362

Total Liabilities	$—	$—	$—	$—

Total	$897,772,484	$74,163,878	$—	$971,936,362

There were no transfers between Levels 1, 2 or 3 during the year ended December 31, 2017.

The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2017:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instrument^	Forward Foreign Currency Contracts
Foreign exchange contracts	$10,790

^ This Portfolio held forward foreign currency contracts for hedging.

The Portfolio held forward foreign currency contracts with an average settlement value of approximately $163,300 for 11 days during the year ended December 31, 2017.

Investment security transactions for the year ended December 31, 2017 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$103,698,636
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$163,112,762

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/JANUS ENTERPRISE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

As of December 31, 2017, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments in securities and derivative instruments, if applicable, for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$222,515,968
Aggregate gross unrealized depreciation	(14,372,959)

Net unrealized appreciation	$208,143,009

Federal income tax cost of investments in securities and derivative instruments, if applicable	$763,793,353

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/JANUS ENTERPRISE PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2017

ASSETS
Investments in Securities, at value (x):
Unaffiliated Issuers (Cost $700,583,945)	$908,565,652
Repurchase Agreements (Cost $63,370,710)	63,370,710
Cash	20,299,186
Dividends, interest and other receivables	501,879
Receivable for securities sold	136,686
Securities lending income receivable	16,665
Receivable from Separate Accounts for Portfolio shares sold	2,023
Other assets	3,586

Total assets	992,896,387

LIABILITIES
Payable for return of collateral on securities loaned	63,370,710
Investment management fees payable	552,876
Payable for securities purchased	534,583
Distribution fees payable – Class IB	172,677
Administrative fees payable	77,177
Distribution fees payable – Class IA	16,431
Trustees’ fees payable	981
Payable to Separate Accounts for Portfolio shares redeemed	818
Accrued expenses	94,879

Total liabilities	64,821,132

NET ASSETS	$928,075,255

Net assets were comprised of:
Paid in capital	$714,049,723
Accumulated undistributed net investment income (loss)	255,681
Accumulated undistributed net realized gain (loss)	5,787,926
Net unrealized appreciation (depreciation)	207,981,925

Net assets	$928,075,255

Class IA
Net asset value, offering and redemption price per share, $75,784,485 / 4,198,711 shares outstanding (unlimited amount authorized: $0.01 par value)	$18.05

Class IB
Net asset value, offering and redemption price per share, $812,884,963 / 45,679,529 shares outstanding (unlimited amount authorized: $0.01 par value)	$17.80

Class K
Net asset value, offering and redemption price per share, $39,405,807 / 2,150,639 shares outstanding (unlimited amount authorized: $0.01 par value)	$18.32

(x)	Includes value of securities on loan of $67,997,345.

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2017

INVESTMENT INCOME
Dividends (net of $130,496 foreign withholding tax)	$8,090,381
Interest	116,222
Securities lending (net)	195,388

Total income	8,401,991

EXPENSES
Investment management fees	6,032,251
Distribution fees – Class IB	1,886,447
Administrative fees	845,895
Distribution fees – Class IA	178,186
Professional fees	86,780
Printing and mailing expenses	74,125
Custodian fees	62,000
Trustees’ fees	19,763
Miscellaneous	14,951

Total expenses	9,200,398

NET INVESTMENT INCOME (LOSS)	(798,407)

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Investments in securities	30,691,778
Forward foreign currency contracts	10,790
Foreign currency transactions	(11,404)

Net realized gain (loss)	30,691,164

Change in unrealized appreciation (depreciation) on:
Investments in securities	180,339,444
Foreign currency translations	512

Net change in unrealized appreciation (depreciation)	180,339,956

NET REALIZED AND UNREALIZED GAIN (LOSS)	211,031,120

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$210,232,713

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/JANUS ENTERPRISE PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2017	2016
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$(798,407)	$(634,353)
Net realized gain (loss)	30,691,164	72,366,547
Net change in unrealized appreciation (depreciation)	180,339,956	(112,343,645)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	210,232,713	(40,611,451)

DISTRIBUTIONS:
Distributions from net realized capital gains
Class IA	(7,714,150)	(29,796)
Class IB	(82,105,747)	(326,646)
Class K	(3,836,767)	(14,856)

TOTAL DISTRIBUTIONS	(93,656,664)	(371,298)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 444,473 and 272,968 shares, respectively ]	7,870,690	4,190,276
Capital shares issued in reinvestment of distributions [ 446,418 and 1,787 shares, respectively ]	7,714,150	29,796
Capital shares repurchased [ (778,867) and (789,580) shares, respectively ]	(13,721,958)	(12,155,060)

Total Class IA transactions	1,862,882	(7,934,988)

Class IB
Capital shares sold [ 2,477,665 and 2,435,550 shares, respectively ]	42,608,979	36,320,456
Capital shares issued in reinvestment of distributions [ 4,818,157 and 19,844 shares, respectively ]	82,105,747	326,646
Capital shares repurchased [ (5,791,805) and (7,649,600) shares, respectively ]	(99,752,459)	(116,445,415)

Total Class IB transactions	24,962,267	(79,798,313)

Class K
Capital shares sold [ 226,067 and 223,664 shares, respectively ]	4,006,648	3,430,984
Capital shares issued in reinvestment of distributions [ 218,913 and 882 shares, respectively ]	3,836,767	14,856
Capital shares repurchased [ (315,360) and (459,877) shares, respectively ]	(5,577,897)	(7,183,340)

Total Class K transactions	2,265,518	(3,737,500)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	29,090,667	(91,470,801)

TOTAL INCREASE (DECREASE) IN NET ASSETS	145,666,716	(132,453,550)
NET ASSETS:
Beginning of year	782,408,539	914,862,089

End of year (a)	$928,075,255	$782,408,539

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$255,681	$27,296

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/JANUS ENTERPRISE PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class IA	2017	2016		2015	2014		2013
Net asset value, beginning of year	$15.73	$16.45		$17.87	$20.45		$15.64

Income (loss) from investment operations:
Net investment income (loss) (e)	(0.02)	(0.01	)###	(0.14)	(0.12	)##	(0.07)
Net realized and unrealized gain (loss)	4.28	(0.70)		(0.85)	(0.01)		6.06

Total from investment operations	4.26	(0.71)		(0.99)	(0.13)		5.99

Less distributions:
Distributions from net realized gains	(1.94)	(0.01)		(0.43)	(2.45)		(1.18)

Net asset value, end of year	$18.05	$15.73		$16.45	$17.87		$20.45

Total return	27.88%	(4.34)%		(5.48)%	(0.72)%		38.59%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$75,784	$64,274		$75,683	$89,069		$95,333
Ratio of expenses to average net assets:
After waivers (f)	1.08%	1.08%		1.07%	1.07%		1.08%
After waivers and fees paid indirectly (f)	1.08%	1.08%		1.07%	1.07%		1.07%
Before waivers and fees paid indirectly (f)	1.08%	1.08%		1.07%	1.07%		1.08%
Ratio of net investment income (loss) to average net assets:
After waivers (f)	(0.10)%	(0.09	)%(dd)	(0.81)%	(0.58	)%(aa)	(0.42)%
After waivers and fees paid indirectly (f)	(0.10)%	(0.09	)%(dd)	(0.81)%	(0.58	)%(aa)	(0.41)%
Before waivers and fees paid indirectly (f)	(0.10)%	(0.09	)%(dd)	(0.81)%	(0.58	)%(aa)	(0.42)%
Portfolio turnover rate^	12%	34%		21%	45%		48%

	Year Ended December 31,
Class IB	2017	2016		2015	2014		2013
Net asset value, beginning of year	$15.53	$16.24		$17.65	$20.23		$15.48

Income (loss) from investment operations:
Net investment income (loss) (e)	(0.02)	(0.01	)###	(0.14)	(0.11	)##	(0.07)
Net realized and unrealized gain (loss)	4.23	(0.69)		(0.84)	(0.02)		6.00

Total from investment operations	4.21	(0.70)		(0.98)	(0.13)		5.93

Less distributions:
Distributions from net realized gains	(1.94)	(0.01)		(0.43)	(2.45)		(1.18)

Net asset value, end of year	$17.80	$15.53		$16.24	$17.65		$20.23

Total return	27.92%	(4.33)%		(5.49)%	(0.73)%		38.60%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$812,885	$685,996		$801,749	$923,131		$1,022,999
Ratio of expenses to average net assets:
After waivers (f)	1.08%	1.08%		1.07%	1.07%		1.08%
After waivers and fees paid indirectly (f)	1.08%	1.08%		1.07%	1.07%		1.07%
Before waivers and fees paid indirectly (f)	1.08%	1.08%		1.07%	1.07%		1.08%
Ratio of net investment income (loss) to average net assets:
After waivers (f)	(0.10)%	(0.09	)%(ee)	(0.81)%	(0.58	)%(bb)	(0.41)%
After waivers and fees paid indirectly (f)	(0.10)%	(0.09	)%(ee)	(0.81)%	(0.58	)%(bb)	(0.40)%
Before waivers and fees paid indirectly (f)	(0.10)%	(0.09	)%(ee)	(0.81)%	(0.58	)%(bb)	(0.41)%
Portfolio turnover rate^	12%	34%		21%	45%		48%

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/JANUS ENTERPRISE PORTFOLIO

FINANCIAL HIGHLIGHTS (Continued)

	Year Ended December 31,
Class K	2017	2016		2015	2014		2013
Net asset value, beginning of year	$15.90	$16.59		$17.97	$20.50		$15.64

Income (loss) from investment operations:
Net investment income (loss) (e)	0.03	0.02	###	(0.10)	(0.06	)##	(0.03)
Net realized and unrealized gain (loss)	4.33	(0.70)		(0.85)	(0.02)		6.07

Total from investment operations	4.36	(0.68)		(0.95)	(0.08)		6.04

Less distributions:
Distributions from net realized gains	(1.94)	(0.01)		(0.43)	(2.45)		(1.18)

Net asset value, end of year	$18.32	$15.90		$16.59	$17.97		$20.50

Total return	28.22%	(4.12)%		(5.23)%	(0.47)%		38.91%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$39,406	$32,139		$37,430	$43,862		$47,392
Ratio of expenses to average net assets:
After waivers (f)	0.83%	0.83%		0.82%	0.82%		0.83%
After waivers and fees paid indirectly (f)	0.83%	0.83%		0.82%	0.82%		0.82%
Before waivers and fees paid indirectly (f)	0.83%	0.83%		0.82%	0.82%		0.83%
Ratio of net investment income (loss) to average net assets:
After waivers (f)	0.15%	0.16	%(ff)	(0.56)%	(0.32	)%(cc)	(0.16)%
After waivers and fees paid indirectly (f)	0.15%	0.16	%(ff)	(0.56)%	(0.32	)%(cc)	(0.15)%
Before waivers and fees paid indirectly (f)	0.15%	0.16	%(ff)	(0.56)%	(0.32	)%(cc)	(0.16)%
Portfolio turnover rate^	12%	34%		21%	45%		48%
##	Includes income resulting from a special dividend. Without this dividend, the per share income amounts would be $(0.18), $(0.18), and $(0.13) for Class IA, Class IB, and Class K, respectively.
###	Includes income resulting from special dividend. Without this dividend, the per share income amounts would be $(0.06), $(0.06) and $(0.02) for Class IA, Class IB and Class K, respectively.
^	Portfolio turnover rate excludes derivatives, if any.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.
(aa)	Includes income resulting from a special dividend. Without this dividend, the ratios for Class IA would be (0.91)% for income after waivers and reimbursements, (0.91)% for income after waivers, reimbursements and fees paid indirectly, and (0.91)% for income before waivers, reimbursements.
(bb)	Includes income resulting from a special dividend. Without this dividend, the ratios for Class IB would be (0.90)% for income after waivers and reimbursements, (0.90)% for income after waivers, reimbursements and fees paid indirectly, and (0.90)% for income before waivers, reimbursements.
(cc)	Includes income resulting from a special dividend. Without this dividend, the ratios for Class K would be (0.64)% for income after waivers and reimbursements, (0.64)% for income after waivers, reimbursements and fees paid indirectly, and (0.64)% for income before waivers, reimbursements.
(dd)	Includes income resulting from a special dividend. Without this dividend, the ratios for Class IA would be (0.40)% for income after waivers, (0.40)% for income after waivers and fees paid indirectly and (0.40)% before waivers and fees paid indirectly.
(ee)	Includes income resulting from a special dividend. Without this dividend, the ratios for Class IB would be (0.39)% for income after waivers, (0.39)% for income after waivers and fees paid indirectly and (0.39)% before waivers and fees paid indirectly.
(ff)	Includes income resulting from a special dividend. Without this dividend, the ratios for Class K would be (0.15)% for income after waivers, (0.15)% for income after waivers and fees paid indirectly and (0.15)% before waivers and fees paid indirectly.

See Notes to Financial Statements.

AXA/JPMORGAN STRATEGIC ALLOCATION PORTFOLIO (Unaudited)

INVESTMENT MANAGER

➢	AXA Equitable Funds Management Group, LLC

INVESTMENT SUB-ADVISER

➢	J.P. Morgan Investment Management, Inc.

PERFORMANCE RESULTS

Total Returns as of 12/31/17
Since Incept.
Portfolio – Class IB Shares*	1.66%
Portfolio – Class K Shares*	1.69
65% MSCI World (Net) Index (U.S. Dollar Hedged)/35% Bloomberg Barclays Intermediate U.S. Treasury Index	1.72
S&P 500® Index	3.73
Bloomberg Barclays U.S. Intermediate Government Bond Index	(0.12)
* Date of inception 11/13/17. Returns for periods less than one year are not annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned 1.66% for the period ended December 31, 2017. This compares to the returns of the following benchmarks over the same period: the 65% MSCI World (Net) Index (U.S. Dollar Hedged)/35% Bloomberg Barclays Intermediate U.S. Treasury Index, the S&P 500® Index and the Bloomberg Barclays U.S. Intermediate Government Bond Index, which returned 1.72%, 3.73% and (0.12)%, respectively.

Portfolio Highlights

The Portfolio’s returns were driven primarily by its regionally diversified asset allocation across U.S., European and Japanese equities. The strategic asset allocation added to results since inception, while manager alpha hurt performance.

The Portfolio held futures as a substitute for investing in conventional securities and had a minimal impact on performance relative to the index.

Portfolio Positioning and Outlook — J.P. Morgan Investment Management Inc.

In a long and flat post-crisis expansion, characterized by somewhat unusual cyclical dynamics relative to history, the U.S. economy seems to us to have settled into a classical late-cycle phase. While that suggests dwindling growth drivers over time and financial conditions that eventually tighten as rates rise, the 12-month probability of recession remains low and near-term momentum is broadly supportive of pro-risk views.

Sector Weightings as of December 31, 2017	% of Net Assets
Exchange Traded Funds	52.2%
U.S. Government Agency Securities	23.9
U.S. Treasury Obligations	23.6
Cash and Other	0.3

100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees (in the case of Class IB shares of the Portfolio), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2017 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

AXA/JPMORGAN STRATEGIC ALLOCATION PORTFOLIO (Unaudited)

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

Please note that while the Portfolio commenced operations on November 13, 2017, the ‘Hypothetical expenses paid during the period’ reflect projected activity for the full six months for the purpose of comparability.

EXAMPLE

	Beginning Account Value 7/1/17†	Ending Account Value 12/31/17	Expenses Paid During Period* 7/1/17 - 12/31/17
Class IB
Actual	$1,000.00	$1,016.61	$1.55
Hypothetical (5% average annual return before expenses)	1,000.00	1,019.32	5.94
Class K
Actual	1,000.00	1,016.91	1.22
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.59	4.67

†  Commenced operations on November 13, 2017.

*  Expenses are equal to the Portfolio’s Class IB and Class K shares annualized expense ratios of 1.17% and 0.92%, respectively, multiplied by the average account value over the period, and multiplied by 184/365 for the hypothetical example (to reflect the one-half year period), and multiplied by 48/365 for the actual example (to reflect the actual number of days the Portfolio was in operation in the period).

EQ ADVISORS TRUST

AXA/JPMORGAN STRATEGIC ALLOCATION PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2017

	Number of Shares	Value (Note 1)

EXCHANGE TRADED FUNDS (ETF):
SPDR Bloomberg Barclays Intermediate Term Treasury ETF	59,685	$3,545,886
Vanguard S&P 500 ETF	7,160	1,756,276

Total Exchange Traded Funds (52.2%) (Cost $5,265,467)		5,302,162

	Principal Amount	Value (Note 1)
LONG-TERM DEBT SECURITIES:
U.S. Treasury Obligations (3.9%)
U.S. Treasury Notes 0.750%, 1/31/18#	$400,000	399,781

Total Long-Term Debt Securities (3.9%) (Cost $399,787)		399,781

SHORT-TERM INVESTMENTS:
U.S. Government Agency Securities (23.9%)
FFCB 0.00%, 1/2/18 (o)(p)	813,000	813,000
FHLB 0.00%, 1/2/18 (o)(p)	812,000	812,000
FHLMC 0.00%, 1/2/18 (o)(p)	812,000	812,000

Total U.S. Government Agency Securities		2,437,000

U.S. Treasury Obligations (19.7%)
U.S. Treasury Bills 0.56%, 1/4/18 (p)	2,000,000	$1,999,875

Total Short-Term Investments (43.6%) (Cost $4,436,789)		4,436,875

Total Investments in Securities (99.7%) (Cost $10,102,043)		10,138,818
Other Assets Less Liabilities (0.3%)		27,743

Net Assets (100%)		$10,166,561

#	All, or a portion of security held by broker as collateral for financial futures contracts, with a total collateral value of $249,863.
(o)	Discount Note Security. Effective rate calculated as of December 31, 2017.
(p)	Yield to maturity.

Glossary:

EUR	— European Currency Unit
FFCB	— Federal Farm Credit Bank
FHLB	— Federal Home Loan Bank
FHLMC	— Federal Home Loan Mortgage Corp.
GBP	— British Pound
JPY	— Japanese Yen
USD	— United States Dollar

Futures contracts outstanding as of December 31, 2017 (Note 1):

Description	Number of Contracts	Expiration Date	Trading Currency	Notional Amount ($)	Value and Unrealized Appreciation (Depreciation) ($)
Long Contracts
EURO STOXX 50 Index	25	3/2018	EUR	1,047,769	(26,273)
FTSE 100 Index	4	3/2018	GBP	412,498	16,566
Russell 2000 E-Mini Index	15	3/2018	USD	1,152,375	5,690
S&P 500 E-Mini Index	13	3/2018	USD	1,739,399	21,943
TOPIX Index	3	3/2018	JPY	483,781	12,288

					30,214

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/JPMORGAN STRATEGIC ALLOCATION PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2017:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Exchange Traded Funds	$5,302,162	$—	$—	$5,302,162
Futures	56,487	—	—	56,487
Short-Term Investments
U.S. Government Agency Securities	—	2,437,000	—	2,437,000
U.S. Treasury Obligations	—	1,999,875	—	1,999,875
U.S. Treasury Obligations	—	399,781	—	399,781

Total Assets	$5,358,649	$4,836,656	$—	$10,195,305

Liabilities:
Futures	$(26,273)	$—	$—	$(26,273)

Total Liabilities	$(26,273)	$—	$—	$(26,273)

Total	$5,332,376	$4,836,656	$—	$10,169,032

There were no transfers between Levels 1, 2 or 3 during the period ended December 31, 2017.

Fair Values of Derivative Instruments as of December 31, 2017:

	Statement of Assets and Liabilities
Derivatives Not Accounted for as Hedging Instrument^	Asset Derivatives	Fair Value
Equity contracts	Receivables, Net assets – Unrealized appreciation	$56,487	*

	Liability Derivatives
Equity contracts	Payables, Net assets – Unrealized depreciation	$(26,273	)*

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Portfolio of Investments. Only variation margin is reported within the Statement of Assets & Liabilities.

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/JPMORGAN STRATEGIC ALLOCATION PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

The Effect of Derivative Instruments on the Statement of Operations for the period ended December 31, 2017:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instrument^	Futures
Equity contracts	$80,647

Amount of Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instrument^	Futures
Equity contracts	$30,214

^ The Portfolio held futures contracts as a substitute for investing in conventional securities.

The Portfolio held futures contracts with an average notional balance of approximately $ 4,849,000 for two months during the period ended December 31, 2017.

Investment security transactions for the period ended December 31, 2017 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$5,342,325
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$79,332

As of December 31, 2017, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments in securities and derivative instruments, if applicable, for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$101,714
Aggregate gross unrealized depreciation	(52,652)

Net unrealized appreciation	$49,062

Federal income tax cost of investments in securities and derivative instruments, if applicable	$10,119,970

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/JPMORGAN STRATEGIC ALLOCATION PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2017

ASSETS
Investments in Securities, at value (Cost $10,102,043)	$10,138,818
Cash	654
Deferred offering costs	50,520
Receivable from investment manager	37,063
Due from broker for futures variation margin	2,451
Dividends, interest and other receivables	1,255

Total assets	10,230,761

LIABILITIES
Distribution fees payable – Class IB	22
Accrued expenses	64,178

Total liabilities	64,200

NET ASSETS	$10,166,561

Net assets were comprised of:
Paid in capital	$10,012,193
Accumulated undistributed net investment income (loss)	3,501
Accumulated undistributed net realized gain (loss)	83,122
Net unrealized appreciation (depreciation)	67,745

Net assets	$10,166,561

Class IB
Net asset value, offering and redemption price per share, $101,633 / 10,016 shares outstanding (unlimited amount authorized: $0.01 par value)	$10.15

Class K
Net asset value, offering and redemption price per share, $10,064,928 / 991,861 shares outstanding (unlimited amount authorized: $0.01 par value)	$10.15

STATEMENT OF OPERATIONS

For the Period Ended December 31, 2017*

INVESTMENT INCOME
Dividends	$19,821
Interest	7,911

Total income	27,732

EXPENSES
Professional fees	48,765
Investment management fees	10,638
Offering costs	7,650
Custodian fees	7,500
Administrative fees	4,276
Printing and mailing expenses	317
Tax expense	128
Distribution fees – Class IB	33
Trustees’ fees	1
Miscellaneous	898

Gross expenses	80,206
Less: Waiver from investment manager	(14,914)
Reimbursement from investment manager	(53,068)

Net expenses	12,224

NET INVESTMENT INCOME (LOSS)	15,508

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Investments in securities	2,475
Futures contracts	80,647
Foreign currency transactions	186

Net realized gain (loss)	83,308

Change in unrealized appreciation (depreciation) on:
Investments in securities	36,775
Futures contracts	30,214
Foreign currency translations	756

Net change in unrealized appreciation (depreciation)	67,745

NET REALIZED AND UNREALIZED GAIN (LOSS)	151,053

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$166,561

*	The Portfolio commenced operations on November 13, 2017.

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/JPMORGAN STRATEGIC ALLOCATION PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

November 13, 2017* to December 31, 2017
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$15,508
Net realized gain (loss)	83,308
Net change in unrealized appreciation (depreciation)	67,745

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	166,561

DIVIDENDS:
Dividends from net investment income
Class IB	(160)
Class K	(18,810)

TOTAL DIVIDENDS	(18,970)

CAPITAL SHARES TRANSACTIONS:
Class IB
Capital shares sold [ 10,000 shares ]	100,000
Capital shares issued in reinvestment of dividends [ 16 shares ]	160

Total Class IB transactions	100,160

Class K
Capital shares sold [ 990,000 shares ]	9,900,000
Capital shares issued in reinvestment of dividends [ 1,861 shares ]	18,810

Total Class K transactions	9,918,810

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	10,018,970

TOTAL INCREASE (DECREASE) IN NET ASSETS	10,166,561
NET ASSETS:
Beginning of period	—

End of period (a)	$10,166,561

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$3,501

* The Portfolio commenced operations on November 13, 2017.

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/JPMORGAN STRATEGIC ALLOCATION PORTFOLIO

FINANCIAL HIGHLIGHTS

Class IB	November 13, 2017* to December 31, 2017
Net asset value, beginning of period	$10.00

Income (loss) from investment operations:
Net investment income (loss) (e)(x)	0.01
Net realized and unrealized gain (loss)	0.16

Total from investment operations	0.17

Less distributions:
Dividends from net investment income	(0.02)

Net asset value, end of period	$10.15

Total return (b)	1.66%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$102
Ratio of expenses to average net assets:
After waivers and reimbursements (a)(f)	1.17	%**(j)
Before waivers and reimbursements (a)(f)	3.10%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (a)(f)(x)	0.92	%(l)
Before waivers and reimbursements (a)(f)(x)	(1.02	)%(l)
Portfolio turnover rate (z)^	1%

Class K	November 13, 2017* to December 31, 2017
Net asset value, beginning of period	$10.00

Income (loss) from investment operations:
Net investment income (loss) (e)(x)	0.02
Net realized and unrealized gain (loss)	0.15

Total from investment operations	0.17

Less distributions:
Dividends from net investment income	(0.02)

Net asset value, end of period	$10.15

Total return (b)	1.69%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$10,065
Ratio of expenses to average net assets:
After waivers and reimbursements (a)(f)	0.92	%**(j)
Before waivers and reimbursements (a)(f)	2.85%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (a)(f)(x)	1.17	%(l)
Before waivers and reimbursements (a)(f)(x)	(0.76	)%(l)
Portfolio turnover rate (z)^	1%
*	Commencement of Operations.
**	Includes Tax Expense of 0.01%.
^	Portfolio turnover rate excludes derivatives, if any.
(a)	Ratios for periods less than one year are annualized. Certain non-recurring expenses incurred by the Portfolio are not annualized for periods less than one year.
(b)	Total returns for periods less than one year are not annualized.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.
(j)	Including direct and indirect expenses, the net expense ratio after waivers and reimbursements would be 1.21% for Class IB and 0.96% for Class K.
(l)	The annualized ratio of net investment income to average net assets may not be indicative of operating results for a full year.
(x)	Recognition of net investment income is affected by the timing of dividend declarations by the underlying funds in which the Portfolio invests.
(z)	Portfolio turnover rate for periods less than one year is not annualized.

See Notes to Financial Statements.

AXA/LEGG MASON STRATEGIC ALLOCATION PORTFOLIO (Unaudited)

INVESTMENT MANAGER

➢	AXA Equitable Funds Management Group, LLC

INVESTMENT SUB-ADVISER

➢	QS Investors, LLC

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/17
	1 Year	Since Incept.
Portfolio – Class IB Shares*	10.74%	9.46%
45% BarCap Treas 3-7 Yrs Index/26.5% MSCI EAFE® Index/7.5% S&P 400® Index/17% S&P 500® Index/4% Russell 2000® Index	12.32	11.39
S&P 500® Index	21.83	21.98
Bloomberg Barclays U.S. Intermediate Government Bond Index†	1.14	0.06
Bloomberg Barclays U.S. Treasury 3-7 Year Index	1.30	(0.01)

*  Date of inception 2/22/16.

†  In 2017, the Portfolio’s benchmark index against which the Portfolio measures its performance, the Bloomberg Barclays U.S. Treasury 3-7 Year Index, was replaced with the Bloomberg Barclays U.S. Intermediate Government Bond Index. The Investment Manager believes the Bloomberg Barclays U.S. Intermediate Government Bond Index serves as a better performance comparison for investors.

    Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned 10.74% for the year ended December 31, 2017. This compares to the returns of the following benchmarks over the same period: the 45% BarCap Treas 3-7Yrs/26.5% MSCI EAFE/7.5% S&P 400/17% S&P 500/4% Russell 2000 Index, the S&P 500® Index, the Bloomberg Barclays U.S. Intermediate Government Bond Index and Bloomberg Barclays U.S. Treasury 3-7 Year Index, which returned 12.32%, 21.83%, 1.14% and 1.30, respectively.

Portfolio Highlights

What helped performance during the year:

•

All of the underlying exchange traded funds (ETF) holdings posted positive absolute returns for the year, as equity markets experienced continued momentum for the most part of 2017 following the U.S. presidential election in 2016. Performance was strongest in international equity.

What hurt performance during the year:

•	U.S. fixed income was the primary drag on performance over 2017, due to the underlying bond holdings underperforming within U.S. intermediate government bonds.

•	Collectively, equities detracted. International and U.S. large cap equities slightly underperformed their benchmark.

Portfolio Positioning and Outlook — QS Investors, LLC

At the end of December, we preferred U.S. equities versus investment grade (IG) bonds, though this conviction level was approaching a 12-month low. This level of conviction in U.S. equities was lower than one month prior, largely due to our Leading Economic Indicator Index (“LEI”). Our LEI was driven down largely due to a negative change in global trade data and change in average hours worked. Additionally, a rising interest rate trend also moderated our preference for equities versus bonds.

We have stronger conviction in international developed equities over U.S. equities, largely on the observation of steeper yield curves in EAFE countries and a more favorable valuation level. Stronger price momentum in U.S. markets served as the only moderating factor between these assets.

In fixed income, we are modestly in favor of U.S. high yield bonds over investment grade. This view is driven by spread tightening and relative valuation between the two assets.

AXA/LEGG MASON STRATEGIC ALLOCATION PORTFOLIO (Unaudited)

Portfolio Characteristics As of December 31, 2017
Weighted Average Life (Years)	5.27
Weighted Average Coupon (%)	1.76
Weighted Average Modified Duration (Years)*	4.38
Weighted Average Rating**	AAA

*  Modified duration is a measure of the price sensitivity of the Portfolio to interest rate movements, taking into account specific features of the securities in which it invests.

** Weighted Average Rating has been provided by the Investment Sub-Adviser. A credit rating is an assessment provided by a nationally recognized statistical rating organization (NRSRO) of the creditworthiness of an issuer with respect to debt obligations, including specific securities, money market instruments or other debts. Ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest); ratings are subject to change without notice.

Sector Weightings as of December 31, 2017	% of Net Assets
Exchange Traded Funds	54.5%
U.S. Treasury Obligations	39.7
Investment Company	2.3
Cash and Other	3.5

100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees (in the case of Class IB shares of the Portfolio), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2017 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/17	Ending Account Value 12/31/17	Expenses Paid During Period* 7/1/17 - 12/31/17
Class IB
Actual	$1,000.00	$1,045.39	$5.66
Hypothetical (5% average annual return before expenses)	1,000.00	1,019.67	5.59
Class K†
Actual	1,000.00	1,031.20	3.41
Hypothetical (5% average annual return before expenses)	1,000.00	1,015.46	4.36

*  Expenses are equal to the Portfolio’s Class IB and Class K shares annualized expense ratios of 1.10% and 0.86%, respectively, multiplied by the average account value over the period, and multiplied by 184/365 for Class IB and the hypothetical example (to reflect the one-half year period) and multiplied by 143/365 for Class K (to reflect the actual number of days the Class was in operation in the period).

†  Class K ceased operations after the close of business on November 20, 2017

EQ ADVISORS TRUST

AXA/LEGG MASON STRATEGIC ALLOCATION PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2017

	Number of Shares	Value (Note 1)

EXCHANGE TRADED FUNDS: (ETF)
iShares Core S&P 500 ETF	38,077	$10,237,001
iShares Core S&P Mid-Cap ETF	47,550	9,024,039
iShares MSCI EAFE ETF	455,799	32,047,228
iShares Russell 2000 ETF	31,461	4,796,544
SPDR S&P 500 ETF Trust	38,352	10,234,615

Total Exchange Traded Funds (54.5%) (Cost $55,562,525)		66,339,427

	Principal Amount	Value (Note 1)
LONG-TERM DEBT SECURITIES:
U.S. Treasury Obligations (39.7%)
U.S. Treasury Notes
1.875%, 12/15/20	$17,395,000	17,344,718
2.000%, 11/30/22	18,700,000	18,531,992
2.125%, 11/30/24	12,600,000	12,434,132

Total Long-Term Debt Securities (39.7%) (Cost $48,330,601)		48,310,842

	Number of Shares	Value (Note 1)

SHORT-TERM INVESTMENT:
Investment Company (2.3%)
JPMorgan Prime Money Market Fund, IM Shares	2,816,479	$2,816,760

Total Short-Term Investment (2.3%) (Cost $2,817,230)		2,816,760

Total Investments in Securities (96.5%) (Cost $106,710,356)		117,467,029
Other Assets Less Liabilities (3.5%)		4,320,320

Net Assets (100%)		$121,787,349

Glossary:

USD	— United States Dollar

Futures contracts outstanding as of December 31, 2017 (Note 1):
Description	Number of Contracts	Expiration Date	Trading Currency	Notional Amount ($)	Value and Unrealized Appreciation (Depreciation) ($)
Long Contracts
U.S. Treasury 5 Year Note	52	3/2018	USD	6,040,531	(26,815)

					(26,815)

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2017:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Exchange Traded Funds	$66,339,427	$—	$—	$66,339,427
Short-Term Investment
Investment Company	2,816,760	—	—	2,816,760
U.S. Treasury Obligations	—	48,310,842	—	48,310,842

Total Assets	$69,156,187	$48,310,842	$—	$117,467,029

Liabilities:
Futures	$(26,815)	$—	$—	$(26,815)

Total Liabilities	$(26,815)	$—	$—	$(26,815)

Total	$69,129,372	$48,310,842	$—	$117,440,214

There were no transfers between Levels 1, 2 or 3 during the year ended December 31, 2017.

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/LEGG MASON STRATEGIC ALLOCATION PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

Fair Values of Derivative Instruments as of December 31, 2017:

	Statement of Assets and Liabilities
Derivatives Not Accounted for as Hedging Instrument^	Liability Derivatives	Fair Value
Interest rate contracts	Payables, Net assets – Unrealized depreciation	$(26,815	)*

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Portfolio of Investments. Only variation margin is reported within the Statement of Assets & Liabilities.

The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2017:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instrument^	Futures
Interest rate contracts	$(8,069)

Amount of Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instrument^	Futures
Interest rate contracts	$(23,248)

^ The Portfolio held futures contracts as a substitute for investing in conventional securities, hedging and in an attempt to enhance returns.

The Portfolio held futures contracts with an average notional balance of approximately $4,675,000 during the year ended December 31, 2017.

Investment security transactions for the year ended December 31, 2017 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$502,756,084
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$455,423,477

As of December 31, 2017, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments in securities and derivative instruments, if applicable, for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$10,779,726
Aggregate gross unrealized depreciation	(47,032)

Net unrealized appreciation	$10,732,694

Federal income tax cost of investments in securities and derivative instruments, if applicable	$106,707,520

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/LEGG MASON STRATEGIC ALLOCATION PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2017

ASSETS
Investments in Securities, at value (Cost $106,710,356)	$117,467,029
Cash	3,707,000
Cash held as collateral at broker	72,638
Receivable from Separate Accounts for Portfolio shares sold	592,902
Dividends, interest and other receivables	129,055
Securities lending income receivable	199
Other assets	337

Total assets	121,969,160

LIABILITIES
Investment management fees payable	64,525
Due to broker for futures variation margin	26,711
Distribution fees payable – Class IB	25,169
Administrative fees payable	12,205
Payable to Separate Accounts for Portfolio shares redeemed	8,434
Trustees’ fees payable	29
Accrued expenses	44,738

Total liabilities	181,811

NET ASSETS	$121,787,349

Net assets were comprised of:
Paid in capital	$112,364,508
Accumulated undistributed net investment income (loss)	—
Accumulated undistributed net realized gain (loss)	(1,307,017)
Net unrealized appreciation (depreciation)	10,729,858

Net assets	$121,787,349

Class IB
Net asset value, offering and redemption price per share, $121,787,349 / 10,431,810 shares outstanding (unlimited amount authorized: $0.01 par value)	$11.67

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2017

INVESTMENT INCOME
Dividends	$1,217,929
Interest	683,073
Securities lending (net)	6,759

Total income	1,907,761

EXPENSES
Investment management fees	760,719
Distribution fees – Class IB	212,899
Administrative fees	116,992
Professional fees	53,851
Offering costs	10,389
Printing and mailing expenses	8,371
Custodian fees	5,001
Trustees’ fees	1,921
Miscellaneous	1,156

Gross expenses	1,171,299
Less: Waiver from investment manager	(136,638)

Net expenses	1,034,661

NET INVESTMENT INCOME (LOSS)	873,100

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Investments in securities	(380,139)
Futures contracts	(8,069)

Net realized gain (loss)	(388,208)

Change in unrealized appreciation (depreciation) on:
Investments in securities	8,827,895
Futures contracts	(23,248)

Net change in unrealized appreciation (depreciation)	8,804,647

NET REALIZED AND UNREALIZED GAIN (LOSS)	8,416,439

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$9,289,539

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/LEGG MASON STRATEGIC ALLOCATION PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2017	February 22, 2016* to December 31, 2016
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$873,100	$353,283
Net realized gain (loss)	(388,208)	(918,809)
Net change in unrealized appreciation (depreciation)	8,804,647	1,925,211

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	9,289,539	1,359,685

DIVIDENDS:
Dividends from net investment income
Class IB	(907,454)	(320,917)
Class K	(799)	(90,981)

TOTAL DIVIDENDS	(908,253)	(411,898)

CAPITAL SHARES TRANSACTIONS:
Class IB
Capital shares sold [ 5,636,212 and 4,904,034 shares, respectively ]	63,489,776	51,739,345
Capital shares issued in reinvestment of dividends [ 78,240 and 30,292 shares, respectively ]	907,454	320,917
Capital shares repurchased [ (140,140) and (76,828) shares, respectively ]	(1,582,448)	(815,493)

Total Class IB transactions	62,814,782	51,244,769

Class K (b)
Capital shares sold [ 0 and 990,000 shares, respectively ]	—	9,900,000
Capital shares issued in reinvestment of dividends [ 70 and 8,590 shares, respectively ]	799	90,981
Capital shares repurchased [ (998,660) and 0 shares, respectively ]	(11,593,055)	—

Total Class K transactions	(11,592,256)	9,990,981

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	51,222,526	61,235,750

TOTAL INCREASE (DECREASE) IN NET ASSETS	59,603,812	62,183,537
NET ASSETS:
Beginning of period	62,183,537	—

End of period (a)	$121,787,349	$62,183,537

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$—	$7,534

(b) After the close of business on November 20, 2017, operations for Class K ceased and shares of seed capital were fully redeemed.
* The Portfolio commenced operations on February 22, 2016.

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/LEGG MASON STRATEGIC ALLOCATION PORTFOLIO

FINANCIAL HIGHLIGHTS

Class IB	Year Ended December 31, 2017		February 22, 2016* to December 31, 2016
Net asset value, beginning of period	$10.62		$10.00

Income (loss) from investment operations:
Net investment income (loss) (e)	0.11		0.11
Net realized and unrealized gain (loss)	1.03		0.58

Total from investment operations	1.14		0.69

Less distributions:
Dividends from net investment income	(0.09)		(0.07)

Net asset value, end of period	$11.67		$10.62

Total return (b)	10.74%		6.89%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$121,787		$51,581
Ratio of expenses to average net assets:
After waivers (a)(f)	1.11	%(j)	1.13	%(k)
Before waivers (a)(f)	1.26%		1.58%
Ratio of net investment income (loss) to average net assets:
After waivers (a)(f)	0.94%		1.16	%(l)
Before waivers (a)(f)	0.80%		0.71	%(l)
Portfolio turnover rate (z)^	510%		400%

Class K	January 1, 2017 to November 20, 2017‡		February 22, 2016* to December 31, 2016
Net asset value, beginning of period	$10.62		$10.00

Income (loss) from investment operations:
Net investment income (loss) (e)	0.07		0.11
Net realized and unrealized gain (loss)	0.92		0.60

Total from investment operations	0.99		0.71

Less distributions:
Dividends from net investment income	—	#	(0.09)

Net asset value, end of period	$11.61		$10.62

Total return (b)	9.33%		7.12%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$—		$10,603
Ratio of expenses to average net assets:
After waivers (a)(f)	0.87	%(j)	0.87	%(k)
Before waivers (a)(f)	1.02%		1.47%
Ratio of net investment income (loss) to average net assets:
After waivers (a)(f)	0.73%		1.20	%(l)
Before waivers (a)(f)	0.59%		0.61	%(l)
Portfolio turnover rate (z)^	510%		400%
*	Commencement of Operations.
‡	After the close of business on November 20, 2017 operations for Class K ceased and shares of seed capital were fully redeemed.
#	Per share amount is less than $0.005.
^	Portfolio turnover rate excludes derivatives, if any.
(a)	Ratios for periods less than one year are annualized. Certain non-recurring expenses incurred by the Portfolio are not annualized for periods less than one year.
(b)	Total returns for periods less than one year are not annualized.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.
(j)	Including direct and indirect expenses, the net expense ratio after waivers would be 1.23% for Class IB and 0.98% for Class K.
(k)	Including direct and indirect expenses, the net expense ratio after waivers would be 1.25% for Class IB and 1.00% for Class K.
(l)	The annualized ratio of net investment income to average net assets may not be indicative of operating results for a full year.
(z)	Portfolio turnover rate for periods less than one year is not annualized.

See Notes to Financial Statements.

AXA/LOOMIS SAYLES GROWTH PORTFOLIO (Unaudited)

INVESTMENT MANAGER

➢	AXA Equitable Funds Management Group, LLC

INVESTMENT SUB-ADVISER

➢	Loomis, Sayles & Company L.P.

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/17
	1 Year	5 Years	10 Years/ Since Incept.
Portfolio – Class IA Shares	34.50%	17.10%	9.26%
Portfolio – Class IB Shares	34.50	17.09	9.15
Portfolio – Class K Shares*	35.01	N/A	17.72
Russell 3000® Growth Index	29.59	17.16	9.93
* Date of inception 2/9/15. Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned 34.50% for the year ended December 31, 2017. This compares to the Portfolio’s benchmark, the Russell 3000® Growth Index, which returned 29.59% over the same period.

Portfolio Highlights

What helped performance during the year:

•

Stock selection in the consumer discretionary, consumer staples, financials, information technology and health care sectors as well as the allocations to the information technology, consumer discretionary and materials sectors contributed positively to relative return.

•	Alibaba Group Holding Ltd., Amazon.com, Inc., Facebook, Inc., Monster Beverage Corp. and Visa, Inc. were among the top contributors to performance.

•

Alibaba Group is a leading China commerce and consumer-engagement platform provider. Demonstrating the power of its brands and network ecosytem, Alibaba reported fundamentally strong results during the period, and revenue growth accelerated to the fastest rate since the initial public offering (IPO) for what is now a much larger company.

•

Online retailer Amazon offers millions of products — sold by Amazon or by third parties — with the value proposition to consumers of selection, price, and convenience. The company reported healthy fundamentals and strong growth in revenue during the period.

•

Social media company Facebook provides an online platform that allows people to connect, share and interact with friends and communities. Demonstrating the strength of its platform, network effect, and the virtuous cycle between users and advertising partners, the company reported robust revenue growth throughout the period, and advertising revenue per user grew strongly, reflecting improved monetization in all regions.

What hurt performance during the year:

•	Stock selection in the energy and materials sectors as well as the allocations to the energy, consumer staples and industrials sectors detracted from relative performance.

•	Schlumberger Ltd., QUALCOMM Inc., Under Armour, Inc., Compass Minerals International, Inc. and Merck & Co, Inc. were among the largest detractors from performance.

•

Schlumberger is the world’s leading supplier of technology, equipment, integrated project management, and information solutions to the international oil and gas exploration and production industry. The company reported global sales that were lower compared with the year-ago period. In markets outside of North America, which accounted for approximately 75% of revenue, the company continued to experience low demand for its oilfield services given the lower oil price environment.

•

QUALCOMM, the pioneer developer of 3G and 4G technology, benefits from its difficult-to-replicate skill in designing and manufacturing the chipsets used in mobile devices for wireless communication. Although the company reported revenues that were in line or better than consensus expectations, a lawsuit filed in early 2017 by Apple alleging unfair practices resulted in a substantial near-term decline in royalty revenues and associated segment margins, which led to a decline in share value.

AXA/LOOMIS SAYLES GROWTH PORTFOLIO (Unaudited)

Portfolio Positioning and Outlook — Loomis, Sayles & Company L.P.

Our investment process is characterized by bottom-up, fundamental research and a long-term investment time horizon. The nature of the process leads to a lower turnover portfolio where sector positioning is the result of stock selection. As of December 31, 2017, we were overweight in the financials, consumer staples, information technology and energy sectors and underweight in the industrials, consumer discretionary, materials and healthcare sectors. We held no positions in the real estate, telecommunication services and utilities sectors. We remain committed to our long-term investment approach to invest in those few high-quality businesses with sustainable competitive advantages and profitable growth when they trade at a significant discount to intrinsic value.

Sector Weightings as of December 31, 2017	% of Net Assets
Information Technology	40.7%
Consumer Discretionary	13.6
Health Care	13.4
Consumer Staples	11.5
Financials	8.8
Industrials	7.9
Energy	3.1
Repurchase Agreements	2.6
Materials	0.5
Cash and Other	(2.1)

100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees (in the case of Class IA and Class IB shares of the Portfolio), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2017 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/17	Ending Account Value 12/31/17	Expenses Paid During Period* 7/1/17 - 12/31/17
Class IA
Actual	$1,000.00	$1,131.56	$5.64
Hypothetical (5% average annual return before expenses)	1,000.00	1,019.91	5.35
Class IB
Actual	1,000.00	1,130.88	5.64
Hypothetical (5% average annual return before expenses)	1,000.00	1,019.91	5.35
Class K
Actual	1,000.00	1,132.63	4.30
Hypothetical (5% average annual return before expenses)	1,000.00	1,021.17	4.08

*  Expenses are equal to the Portfolio’s Class IA, Class IB and Class K shares annualized expense ratios of 1.05%, 1.05% and 0.80%, respectively, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

EQ ADVISORS TRUST

AXA/LOOMIS SAYLES GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2017

	Number of Shares	Value (Note 1)

COMMON STOCKS:
Consumer Discretionary (13.6%)
Hotels, Restaurants & Leisure (4.6%)
Yum Brands, Inc.	123,601	$10,087,078
Yum China Holdings, Inc.	524,662	20,996,973

		31,084,051

Internet & Direct Marketing Retail (7.0%)
Amazon.com, Inc.*	40,807	47,722,563

Textiles, Apparel & Luxury Goods (2.0%)
Under Armour, Inc., Class A (x)*	939,329	13,554,517

Total Consumer Discretionary		92,361,131

Consumer Staples (11.5%)
Beverages (7.3%)
Coca-Cola Co. (The)	252,531	11,586,122
Monster Beverage Corp.*	597,732	37,830,458

		49,416,580

Food Products (2.5%)
Danone SA (ADR)	1,013,519	16,996,714

Household Products (1.7%)
Procter & Gamble Co. (The)	124,108	11,403,043

Total Consumer Staples		77,816,337

Energy (3.1%)
Energy Equipment & Services (3.1%)
Schlumberger Ltd.	311,453	20,988,818

Total Energy		20,988,818

Financials (8.8%)
Capital Markets (7.5%)
FactSet Research Systems, Inc. (x)	63,812	12,300,401
MSCI, Inc.	109,277	13,827,911
SEI Investments Co.	351,303	25,244,634

		51,372,946

Consumer Finance (1.3%)
American Express Co.	87,709	8,710,381

Total Financials		60,083,327

Health Care (13.4%)
Biotechnology (3.5%)
Amgen, Inc.	46,080	8,013,312
Regeneron Pharmaceuticals, Inc.*	42,635	16,029,055

		24,042,367

Health Care Equipment & Supplies (2.9%)
Varian Medical Systems, Inc.*	176,293	19,594,967

Health Care Technology (1.7%)
Cerner Corp.*	166,608	11,227,713

Pharmaceuticals (5.3%)
Merck & Co., Inc.	70,682	3,977,276
Novartis AG (ADR)	119,427	10,027,091
Novo Nordisk A/S (ADR)	411,890	22,106,136

		36,110,503

Total Health Care		90,975,550

Industrials (7.9%)
Air Freight & Logistics (5.0%)
Expeditors International of Washington, Inc.	395,092	25,558,502
United Parcel Service, Inc., Class B	68,847	8,203,120

		33,761,622

Machinery (2.9%)
Deere & Co.	126,218	19,754,379

Total Industrials		53,516,001

Information Technology (40.7%)
Communications Equipment (4.6%)
Cisco Systems, Inc.	810,706	31,050,040

Internet Software & Services (17.4%)
Alibaba Group Holding Ltd. (ADR)*	247,791	42,726,602
Alphabet, Inc., Class A*	16,199	17,064,027
Alphabet, Inc., Class C*	16,246	16,999,814
Facebook, Inc., Class A*	235,177	41,499,334

		118,289,777

IT Services (5.1%)
Automatic Data Processing, Inc.	51,861	6,077,590
Visa, Inc., Class A	251,292	28,652,314

		34,729,904

Semiconductors & Semiconductor Equipment (3.3%)
Analog Devices, Inc.	34,145	3,039,930
QUALCOMM, Inc.	301,962	19,331,607

		22,371,537

Software (10.3%)
Autodesk, Inc.*	226,325	23,725,650
Microsoft Corp.	153,069	13,093,522
Oracle Corp.	697,484	32,977,043

		69,796,215

Total Information Technology		276,237,473

Materials (0.5%)
Metals & Mining (0.5%)
Compass Minerals International, Inc. (x)	50,761	3,667,482

Total Materials		3,667,482

Total Common Stocks (99.5%) (Cost $438,197,386)		675,646,119

	Principal Amount	Value (Note 1)
SHORT-TERM INVESTMENTS:
Repurchase Agreements (2.6%)
Bank of Nova Scotia, 1.35%, dated 12/29/17, due 1/2/18, repurchase price $1,500,225, collateralized by various U.S. Government Treasury Securities, ranging from 3.625%-3.875%, maturing 4/15/29-8/15/43; total market value $1,530,001. (xx)	$1,500,000	1,500,000

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/LOOMIS SAYLES GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

	Principal Amount	Value (Note 1)

Bank of Nova Scotia (The), 1.39%, dated 12/29/17, due 1/2/18, repurchase price $600,093, collateralized by various U.S. Government Treasury Securities, ranging from 0.000%-3.750%, maturing 1/11/18-2/15/47; total market value $612,503. (xx)	$600,000	$600,000
Bank of Nova Scotia (The), 1.39%, dated 12/29/17, due 1/2/18, repurchase price $2,000,309, collateralized by various U.S. Government Treasury Securities, ranging from 0.000%-3.750%, maturing 1/11/18-2/15/47; total market value $2,041,678. (xx)	2,000,000	2,000,000
Citigroup Global Markets Ltd., 1.40%, dated 12/29/17, due 1/2/18, repurchase price $1,100,171, collateralized by various Foreign Government Agency Securities, ranging from 1.625%-2.500%, maturing 3/16/21-7/29/25, U.S. Government Treasury Securities, ranging from 0.875%-7.250%, maturing from 8/15/20-2/15/47; total market value $1,122,000. (xx)	1,100,000	1,100,000
Citigroup Global Markets, Inc., 1.60%, dated 12/29/17, due 1/2/18, repurchase price $1,000,178, collateralized by various Common Stocks; total market value $1,100,000. (xx)	1,000,000	1,000,000
Deutsche Bank AG, 1.81%, dated 12/29/17, due 1/2/18, repurchase price $1,300,261, collateralized by various Common Stocks, U.S. Government Treasury Securities, ranging from 1.875%-2.250%, maturing 4/30/22-8/15/46; total market value $1,445,888. (xx)	1,300,000	1,300,000
Deutsche Bank AG, 1.81%, dated 12/29/17, due 1/2/18, repurchase price $800,161, collateralized by various Common Stocks, U.S. Government Treasury Securities, ranging from 1.875%-2.250%, maturing 4/30/22-8/15/46; total market value $889,777. (xx)	800,000	800,000
Deutsche Bank AG, 1.81%, dated 12/29/17, due 1/2/18, repurchase price $300,060, collateralized by various Common Stocks, U.S. Government Treasury Securities, ranging from 1.875%-2.250%, maturing 4/30/22-8/15/46; total market value $333,666. (xx)	300,000	300,000

Deutsche Bank AG, 1.81%, dated 12/29/17, due 1/2/18, repurchase price $2,000,402, collateralized by various Common Stocks, U.S. Government Treasury Securities, ranging from 1.875%-2.250%, maturing 4/30/22-8/15/46; total market value $2,224,443. (xx)	2,000,000	2,000,000
Deutsche Bank AG, 1.55%, dated 12/29/17, due 1/2/18, repurchase price $1,200,207, collateralized by various Corporate Bonds, ranging from 1.750%-1.875%, maturing 9/5/19-4/14/22, Foreign Government Agency Securities, ranging from 1.875%-2.000%, maturing 3/15/19-5/2/25; total market value $1,224,001. (xx)	1,200,000	1,200,000
Macquarie Bank Ltd., 1.42%, dated 12/29/17, due 1/2/18, repurchase price $1,000,158, collateralized by various U.S. Government Treasury Securities, ranging from 0.000%-3.750%, maturing 1/4/18-11/15/47; total market value $1,020,450. (xx)	1,000,000	1,000,000
NBC Global Finance Ltd., 1.59%, dated 12/29/17, due 1/2/18, repurchase price $1,300,230, collateralized by various Common Stocks; total market value $1,446,155. (xx)	1,300,000	1,300,000
NBC Global Finance Ltd., 1.59%, dated 12/29/17, due 1/2/18, repurchase price $1,400,247, collateralized by various Common Stocks; total market value $1,557,397. (xx)	1,400,000	1,400,000
NBC Global Finance Ltd., 1.59%, dated 12/29/17, due 1/2/18, repurchase price $1,400,247, collateralized by various Common Stocks; total market value $1,557,397. (xx)	1,400,000	1,400,000
RBS Securities, Inc., 1.37%, dated 12/29/17, due 1/2/18, repurchase price $658,020, collateralized by various U.S. Government Treasury Securities, ranging from 1.750%-1.875%, maturing 2/28/22-9/30/22; total market value $671,082. (xx)	657,920	657,920

Total Repurchase Agreements		17,557,920

Total Short-Term Investments (2.6%) (Cost $17,557,920)		17,557,920

Total Investments in Securities (102.1%) (Cost $455,755,306)		693,204,039
Other Assets Less Liabilities (-2.1%)		(14,002,875)

Net Assets (100%)		$679,201,164

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/LOOMIS SAYLES GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

*	Non-income producing.
(x)	All or a portion of security is on loan at December 31, 2017.
(xx)	At December 31, 2017, the Portfolio had loaned securities with a total value of $16,178,664. This was secured by cash collateral of $17,557,920 which was subsequently invested in joint repurchase agreements with a total value of $17,557,920, as detailed in the Notes to the Financial Statements, for which the Portfolio has a proportionate interest as reported in the Portfolio of Investments as Repurchase Agreements, and $23,137 collateralized by various U.S. Government Treasury Securities, ranging from 0.000% – 5.000%, maturing 1/31/18 – 8/15/46.

Glossary:

ADR	— American Depositary Receipt

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2017:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Common Stocks
Consumer Discretionary	$92,361,131	$—	$—	$92,361,131
Consumer Staples	77,816,337	—	—	77,816,337
Energy	20,988,818	—	—	20,988,818
Financials	60,083,327	—	—	60,083,327
Health Care	90,975,550	—	—	90,975,550
Industrials	53,516,001	—	—	53,516,001
Information Technology	276,237,473	—	—	276,237,473
Materials	3,667,482	—	—	3,667,482
Short-Term Investments
Repurchase Agreements	—	17,557,920	—	17,557,920

Total Assets	$675,646,119	$17,557,920	$—	$693,204,039

Total Liabilities	$—	$—	$—	$—

Total	$675,646,119	$17,557,920	$—	$693,204,039

There were no transfers between Levels 1, 2 or 3 during the year ended December 31 2017.

The Portfolio held no derivatives contracts for the year ended December 31, 2017.

Investment security transactions for the year ended December 31, 2017 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$35,605,814
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$73,241,234

As of December 31, 2017, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments in securities and derivative instruments, if applicable, for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$245,836,658
Aggregate gross unrealized depreciation	(8,768,309)

Net unrealized appreciation	$237,068,349

Federal income tax cost of investments in securities and derivative instruments, if applicable	$456,135,690

For the year ended December 31, 2017, the Portfolio incurred approximately $120 as brokerage commissions with Sanford C. Bernstein & Co., LLC, an affiliated broker/dealer.

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/LOOMIS SAYLES GROWTH PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2017

ASSETS
Investments in Securities, at value (x):
Unaffiliated Issuers (Cost $438,197,386)	$675,646,119
Repurchase Agreements (Cost $17,557,920)	17,557,920
Cash	3,786,642
Dividends, interest and other receivables	404,472
Securities lending income receivable	47,375
Other assets	2,528

Total assets	697,445,056

LIABILITIES
Payable for return of collateral on securities loaned	17,557,920
Investment management fees payable	391,490
Payable to Separate Accounts for Portfolio shares redeemed	117,461
Distribution fees payable – Class IB	58,342
Administrative fees payable	56,928
Distribution fees payable – Class IA	14,426
Trustees’ fees payable	70
Accrued expenses	47,255

Total liabilities	18,243,892

NET ASSETS	$679,201,164

Net assets were comprised of:
Paid in capital	$434,002,089
Accumulated undistributed net investment income (loss)	—
Accumulated undistributed net realized gain (loss)	7,750,342
Net unrealized appreciation (depreciation)	237,448,733

Net assets	$679,201,164

Class IA
Net asset value, offering and redemption price per share, $65,170,141 / 7,631,090 shares outstanding (unlimited amount authorized: $0.01 par value)	$8.54

Class IB
Net asset value, offering and redemption price per share, $275,132,709 / 32,061,094 shares outstanding (unlimited amount authorized: $0.01 par value)	$8.58

Class K
Net asset value, offering and redemption price per share, $338,898,314 / 39,684,222 shares outstanding (unlimited amount authorized: $0.01 par value)	$8.54

(x)	Includes value of securities on loan of $16,178,664.

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2017

INVESTMENT INCOME
Dividends	$6,682,463
Interest	26,578
Securities lending (net)	143,558

Total income	6,852,599

EXPENSES
Investment management fees	4,690,684
Administrative fees	613,887
Distribution fees – Class IB	599,752
Distribution fees – Class IA	142,668
Professional fees	65,554
Printing and mailing expenses	53,093
Custodian fees	39,001
Trustees’ fees	14,175
Miscellaneous	10,907

Gross expenses	6,229,721
Less: Waiver from investment manager	(479,756)

Net expenses	5,749,965

NET INVESTMENT INCOME (LOSS)	1,102,634

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on investments in securities	28,300,363
Net change in unrealized appreciation (depreciation) on investments in securities	153,847,354

NET REALIZED AND UNREALIZED GAIN (LOSS)	182,147,717

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$183,250,351

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/LOOMIS SAYLES GROWTH PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2017	2016
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$1,102,634	$2,439,453
Net realized gain (loss)	28,300,363	8,036,432
Net change in unrealized appreciation (depreciation)	153,847,354	26,580,473

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	183,250,351	37,056,358

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income
Class IA	(40,432)	(131,790)
Class IB	(139,414)	(624,413)
Class K	(922,788)	(1,690,119)

	(1,102,634)	(2,446,322)

Distributions from net realized capital gains
Class IA	(1,779,750)	(884,004)
Class IB	(6,998,037)	(4,195,478)
Class K	(8,705,287)	(6,312,345)

	(17,483,074)	(11,391,827)

TOTAL DIVIDENDS AND DISTRIBUTIONS	(18,585,708)	(13,838,149)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 2,857,354 and 2,745,983 shares, respectively ]	22,088,527	17,922,086
Capital shares issued in reinvestment of dividends and distributions [ 213,510 and 153,711 shares, respectively ]	1,820,182	1,015,794
Capital shares repurchased [ (1,999,216) and (866,048) shares, respectively ]	(16,060,005)	(5,572,212)

Total Class IA transactions	7,848,704	13,365,668

Class IB
Capital shares sold [ 4,405,263 and 5,797,345 shares, respectively ]	34,321,418	37,929,842
Capital shares issued in reinvestment of dividends and distributions [ 833,180 and 725,668 shares, respectively ]	7,137,451	4,819,891
Capital shares repurchased [ (3,787,197) and (4,457,961) shares, respectively ]	(29,149,397)	(28,829,264)

Total Class IB transactions	12,309,472	13,920,469

Class K
Capital shares sold [ 157,689 and 929,208 shares, respectively ]	1,151,778	5,437,981
Capital shares issued in reinvestment of dividends and distributions [ 1,129,536 and 1,210,950 shares, respectively ]	9,628,075	8,002,464
Capital shares repurchased [ (6,437,680) and (9,010,846) shares, respectively ]	(51,594,830)	(59,396,296)

Total Class K transactions	(40,814,977)	(45,955,851)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	(20,656,801)	(18,669,714)

TOTAL INCREASE (DECREASE) IN NET ASSETS	144,007,842	4,548,495
NET ASSETS:
Beginning of year	535,193,322	530,644,827

End of year (a)	$679,201,164	$535,193,322

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$—	$—

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/LOOMIS SAYLES GROWTH PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class IA	2017	2016	2015	2014	2013
Net asset value, beginning of year	$6.52	$6.25	$5.67	$7.61	$6.97

Income (loss) from investment operations:
Net investment income (loss) (e)	— #	0.02	0.01	0.01	0.04
Net realized and unrealized gain (loss)	2.25	0.41	0.65	0.59	1.84

Total from investment operations	2.25	0.43	0.66	0.60	1.88

Less distributions:
Dividends from net investment income	(0.01)	(0.02)	(0.01)	(0.01)	(0.07)
Distributions from net realized gains	(0.22)	(0.14)	(0.07)	(2.53)	(1.17)

Total dividends and distributions	(0.23)	(0.16)	(0.08)	(2.54)	(1.24)

Net asset value, end of year	$8.54	$6.52	$6.25	$5.67	$7.61

Total return	34.50%	6.88%	11.58%	7.82%	27.32%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$65,170	$42,741	$28,288	$23,784	$23,596
Ratio of expenses to average net assets:
After waivers (f)	1.05%	1.08%	1.12%	1.15%	1.15%
After waivers and fees paid indirectly (f)	1.05%	1.08%	1.12%	1.15%	1.12%
Before waivers and fees paid indirectly (f)	1.13%	1.13%	1.13%	1.16%	1.15%
Ratio of net investment income (loss) to average net assets:
After waivers (f)	0.04%	0.29%	0.19%	0.11%	0.47%
After waivers and fees paid indirectly (f)	0.04%	0.29%	0.19%	0.11%	0.51%
Before waivers and fees paid indirectly (f)	(0.04)%	0.24%	0.19%	0.10%	0.47%
Portfolio turnover rate^	6%	11%	11%	39%	51%

	Year Ended December 31,
Class IB	2017	2016	2015	2014	2013
Net asset value, beginning of year	$6.55	$6.28	$5.70	$7.64	$6.99

Income (loss) from investment operations:
Net investment income (loss) (e)	— #	0.02	0.01	0.01	0.04
Net realized and unrealized gain (loss)	2.26	0.41	0.65	0.59	1.85

Total from investment operations	2.26	0.43	0.66	0.60	1.89

Less distributions:
Dividends from net investment income	(0.01)	(0.02)	(0.01)	(0.01)	(0.07)
Distributions from net realized gains	(0.22)	(0.14)	(0.07)	(2.53)	(1.17)

Total dividends and distributions	(0.23)	(0.16)	(0.08)	(2.54)	(1.24)

Net asset value, end of year	$8.58	$6.55	$6.28	$5.70	$7.64

Total return	34.50%	6.85%	11.52%	7.79%	27.39%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$275,133	$200,399	$179,251	$172,551	$180,469
Ratio of expenses to average net assets:
After waivers (f)	1.05%	1.08%	1.12%	1.15%	1.15%
After waivers and fees paid indirectly (f)	1.05%	1.08%	1.12%	1.15%	1.12%
Before waivers and fees paid indirectly (f)	1.13%	1.13%	1.13%	1.16%	1.15%
Ratio of net investment income (loss) to average net assets:
After waivers (f)	0.04%	0.30%	0.20%	0.11%	0.51%
After waivers and fees paid indirectly (f)	0.04%	0.30%	0.20%	0.11%	0.55%
Before waivers and fees paid indirectly (f)	(0.03)%	0.25%	0.19%	0.10%	0.51%
Portfolio turnover rate^	6%	11%	11%	39%	51%

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/LOOMIS SAYLES GROWTH PORTFOLIO

FINANCIAL HIGHLIGHTS (Continued)

	Year Ended December 31,		February 9, 2015* to December 31, 2015
Class K	2017	2016
Net asset value, beginning of period	$6.51	$6.25	$5.71

Income (loss) from investment operations:
Net investment income (loss) (e)	0.02	0.04	0.03
Net realized and unrealized gain (loss)	2.26	0.40	0.60

Total from investment operations	2.28	0.44	0.63

Less distributions:
Dividends from net investment income	(0.03)	(0.04)	(0.02)
Distributions from net realized gains	(0.22)	(0.14)	(0.07)

Total dividends and distributions	(0.25)	(0.18)	(0.09)

Net asset value, end of period	$8.54	$6.51	$6.25

Total return (b)	35.01%	6.99%	11.08%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$338,898	$292,053	$323,106
Ratio of expenses to average net assets:
After waivers (a)(f)	0.80%	0.83%	0.86%
After waivers and fees paid indirectly (a)(f)	0.80%	0.83%	0.86%
Before waivers and fees paid indirectly (a)(f)	0.88%	0.88%	0.88%
Ratio of net investment income (loss) to average net assets:
After waivers (a)(f)	0.30%	0.56%	0.48	%(l)
After waivers and fees paid indirectly (a)(f)	0.30%	0.56%	0.48	%(l)
Before waivers and fees paid indirectly (a)(f)	0.22%	0.51%	0.47	%(l)
Portfolio turnover rate^	6%	11%	11%
*	Commencement of Operations.
#	Per share amount is less than $0.005.
^	Portfolio turnover rate excludes derivatives, if any.
(a)	Ratios for periods less than one year are annualized. Certain non-recurring expenses incurred by the Portfolio are not annualized for periods less than one year.
(b)	Total returns for periods less than one year are not annualized.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.
(l)	The annualized ratio of net investment income to average net assets may not be indicative of operating results for a full year.

See Notes to Financial Statements.

AXA/MORGAN STANLEY SMALL CAP GROWTH PORTFOLIO (Unaudited)

INVESTMENT MANAGER

➢	AXA Equitable Funds Management Group, LLC

INVESTMENT SUB-ADVISERS

➢	BlackRock Investment Management, LLC

➢	Morgan Stanley Investment Management, Inc.

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/17
	1 Year	Since Incept.
Portfolio – Class IB Shares*,**	24.14%	7.78%
Portfolio – Class K Shares*	24.45	7.96
Russell 2000® Growth Index	22.17	10.97

*  Date of inception 4/21/14.

** The returns of Class IB were calculated using the returns of Class K, adjusted for expenses for the period from April 14, 2015 through April 30, 2015.

    Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned 24.14% for the year ended December 31, 2017. This compares to the Portfolio’s benchmark, the Russell 2000® Growth Index, which returned 22.17% over the same period.

Portfolio Highlights

What helped performance during the year:

•	Overall stock selection drove the Portfolio’s relative outperformance for the period.

•	Stock selection in the information technology (IT) sector helped the most, followed by stock selection in the consumer discretionary and industrials sectors.

•	The Portfolio’s limited exposure to the energy sector was advantageous.

•	The top five contributors to relative performance were Overstock.com, Inc., GrubHub, Inc., Advisory Board Company, Five Below, Inc. and Guidewire Software, Inc.

What hurt performance during the year:

•

Stock selection in the health care sector was the main detractor. While stock selection in financials also underperformed, the relative loss was partially offset by the benefit of an underweight to the financials sector.

•	The Portfolio’s lack of exposure to the telecommunication services sector modestly dampened relative performance.

•	The Habit Restaurants, Inc., Zoe’s Kitchen, Inc., Cotiviti Holdings, Inc., Criteo SA and WageWorks, Inc. were the largest detractors in the Portfolio for the period.

Portfolio Positioning and Outlook — Morgan Stanley Investment Management, Inc.

Our team continues to focus on bottom-up stock selection and the long-term outlook for companies owned in the Portfolio; accordingly, we have had very little turnover in the Portfolio to date, as our ongoing work reaffirms our assessment of quality and competitive advantage in the names we own. At the end of the period, the Portfolio’s largest sector weights were in consumer discretionary, health care and IT. The Portfolio had no exposure to the energy, real estate, telecommunication services, or utilities sectors.

As a team, we believe having a market outlook can be an anchor. Our focus is on assessing company prospects over three to five years, and owning a portfolio of what we believe are high-quality companies with diverse business drivers not tied to a particular market environment.

Sector Weightings as of December 31, 2017	% of Net Assets
Health Care	25.4%
Information Technology	24.7
Consumer Discretionary	20.5
Repurchase Agreements	18.0
Industrials	14.4
Financials	4.2
Materials	3.9
Consumer Staples	1.9
Real Estate	1.7
Energy	0.7
Telecommunication Services	0.5
Utilities	0.4
Investment Company	0.2
Cash and Other	(16.5)

100.0%

AXA/MORGAN STANLEY SMALL CAP GROWTH PORTFOLIO (Unaudited)

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees (in the case of Class IB shares of the Portfolio), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2017 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/17	Ending Account Value 12/31/17	Expenses Paid During Period* 7/1/17 - 12/31/17
Class IB
Actual	$1,000.00	$1,102.25	$6.09
Hypothetical (5% average annual return before expenses)	1,000.00	1,019.41	5.85
Class K
Actual	1,000.00	1,103.49	4.77
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.67	4.58

*  Expenses are equal to the Portfolio’s Class IB and Class K shares annualized expense ratios of 1.15% and 0.90%, respectively, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

EQ ADVISORS TRUST

AXA/MORGAN STANLEY SMALL CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2017

	Number of Shares	Value (Note 1)

COMMON STOCKS:
Consumer Discretionary (20.5%)
Auto Components (0.6%)
Cooper-Standard Holdings, Inc.*	494	$60,515
Dana, Inc.	9,428	301,790
Dorman Products, Inc.*	3,585	219,187
Fox Factory Holding Corp.*	4,752	184,615
Gentherm, Inc.*	3,864	122,682
Horizon Global Corp.*	3,329	46,673
LCI Industries	3,253	422,890
Shiloh Industries, Inc.*	1,214	9,955
Standard Motor Products, Inc.	1,854	83,263
Tenneco, Inc.	6,744	394,794

		1,846,364

Automobiles (0.1%)
Winnebago Industries, Inc.	3,741	208,000

Distributors (0.1%)
Core-Mark Holding Co., Inc.	6,150	194,217
Funko, Inc., Class A*	536	3,564

		197,781

Diversified Consumer Services (0.5%)
Bridgepoint Education, Inc.*	2,210	18,343
Cambium Learning Group, Inc.*	562	3,192
Capella Education Co.	1,438	111,301
Carriage Services, Inc.	866	22,265
Chegg, Inc.*	12,862	209,908
Collectors Universe, Inc.	1,085	31,074
Grand Canyon Education, Inc.*	6,310	564,935
Houghton Mifflin Harcourt Co.*	9,661	89,847
Liberty Tax, Inc.	187	2,057
Sotheby’s*	5,082	262,232
Strayer Education, Inc.	1,430	128,099
Weight Watchers International, Inc.*	3,547	157,061

		1,600,314

Hotels, Restaurants & Leisure (8.3%)
BJ’s Restaurants, Inc.	2,669	97,152
Bloomin’ Brands, Inc.	12,397	264,552
Bojangles’, Inc.*	2,394	28,249
Boyd Gaming Corp.	10,067	352,848
Brinker International, Inc.	4,712	183,014
Buffalo Wild Wings, Inc.*	2,075	324,426
Caesars Entertainment Corp.*	1,058	13,384
Cheesecake Factory, Inc. (The) (x)	5,736	276,360
Churchill Downs, Inc.	1,807	420,489
Chuy’s Holdings, Inc.*	2,180	61,149
Cracker Barrel Old Country Store, Inc. (x)	2,581	410,095
Dave & Buster’s Entertainment, Inc.*	5,563	306,911
Denny’s Corp.*	6,422	85,027
DineEquity, Inc. (x)	1,388	70,413
Drive Shack, Inc.*	3,355	18,553
Eldorado Resorts, Inc. (x)*	6,267	207,751
Empire Resorts, Inc.*	242	6,534
Fiesta Restaurant Group, Inc.*	206	3,914
Golden Entertainment, Inc.*	340	11,101
Habit Restaurants, Inc. (The), Class A (x)*	378,350	3,613,243

ILG, Inc.	1,372	39,075
Inspired Entertainment, Inc.*	505	4,949
Jack in the Box, Inc.	3,164	310,420
La Quinta Holdings, Inc.*	2,192	40,464
Lindblad Expeditions Holdings, Inc.*	2,739	26,815
Marcus Corp. (The)	2,145	58,666
Marriott Vacations Worldwide Corp.	2,551	344,921
Nathan’s Famous, Inc.	372	28,086
Noodles & Co. (x)*	1,301	6,830
Papa John’s International, Inc.	3,472	194,814
Penn National Gaming, Inc.*	1,522	47,684
Pinnacle Entertainment, Inc.*	4,961	162,374
Planet Fitness, Inc., Class A*	11,658	403,717
Potbelly Corp.*	295,910	3,639,693
RCI Hospitality Holdings, Inc.	124	3,470
Red Robin Gourmet Burgers, Inc.*	1,632	92,045
Red Rock Resorts, Inc., Class A	9,303	313,883
Ruth’s Hospitality Group, Inc.	3,968	85,907
Scientific Games Corp., Class A*	7,114	364,948
SeaWorld Entertainment, Inc. (x)*	9,247	125,482
Shake Shack, Inc., Class A (x)*	151,445	6,542,423
Sonic Corp. (x)	2,968	81,561
Texas Roadhouse, Inc.	9,000	474,120
Wingstop, Inc.	3,889	151,593
Zoe’s Kitchen, Inc. (x)*	222,343	3,717,575

		24,016,680

Household Durables (0.7%)
Cavco Industries, Inc.*	1,158	176,711
Century Communities, Inc.*	225	6,998
GoPro, Inc., Class A (x)*	14,489	109,682
Helen of Troy Ltd.*	1,674	161,290
Hooker Furniture Corp.	1,568	66,562
Hovnanian Enterprises, Inc., Class A*	3,881	13,001
Installed Building Products, Inc.*	2,878	218,584
iRobot Corp. (x)*	3,536	271,210
KB Home (x)	2,448	78,214
La-Z-Boy, Inc.	2,836	88,483
LGI Homes, Inc. (x)*	1,513	113,520
M/I Homes, Inc.*	677	23,289
MDC Holdings, Inc.	2,393	76,289
Meritage Homes Corp.*	352	18,022
PICO Holdings, Inc.*	275	3,520
Taylor Morrison Home Corp., Class A*	10,823	264,838
TopBuild Corp.*	2,854	216,162
TRI Pointe Group, Inc.*	1,256	22,508
Universal Electronics, Inc.*	1,898	89,681
William Lyon Homes, Class A*	628	18,262
ZAGG, Inc.*	2,659	49,059

		2,085,885

Internet & Direct Marketing Retail (5.4%)
1-800-Flowers.com, Inc., Class A*	1,162	12,433
Duluth Holdings, Inc., Class B (x)*	1,372	24,490
Groupon, Inc.*	45,328	231,173
HSN, Inc.	257	10,370
MakeMyTrip Ltd. (x)*	76,267	2,276,570

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/MORGAN STANLEY SMALL CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

	Number of Shares	Value (Note 1)

Netshoes Cayman Ltd. (x)*	177,445	$1,401,816
Nutrisystem, Inc.	3,961	208,349
Overstock.com, Inc. (x)*	143,610	9,176,679
PetMed Express, Inc.	2,660	121,030
Shutterfly, Inc.*	4,416	219,696
Wayfair, Inc., Class A (x)*	23,814	1,911,550

		15,594,156

Leisure Products (0.1%)
American Outdoor Brands Corp.*	7,265	93,283
Malibu Boats, Inc., Class A*	2,724	80,985
Marine Products Corp.	1,063	13,543
MCBC Holdings, Inc.*	2,551	56,683
Nautilus, Inc.*	4,004	53,453
Sturm Ruger & Co., Inc. (x)	2,305	128,734

		426,681

Media (0.7%)
Emerald Expositions Events, Inc.	207	4,210
Entercom Communications Corp., Class A	13,404	144,763
Entravision Communications Corp., Class A	8,674	62,019
Eros International plc*	1,566	15,112
Global Eagle Entertainment, Inc.*	469	1,074
Gray Television, Inc.*	5,573	93,348
Hemisphere Media Group, Inc.*	239	2,760
IMAX Corp.*	7,553	174,852
Liberty Media Corp.-Liberty Braves, Class C*	4,633	102,945
Liberty Media Corp-Liberty Braves, Class A*	1,382	30,473
Loral Space & Communications, Inc.*	1,678	73,916
MDC Partners, Inc., Class A*	2,572	25,077
New York Times Co. (The), Class A	13,831	255,874
Nexstar Media Group, Inc., Class A	5,869	458,956
Reading International, Inc., Class A*	523	8,734
Sinclair Broadcast Group, Inc., Class A (x)	9,541	361,127
tronc, Inc.*	1,815	31,926
WideOpenWest, Inc.*	918	9,703
World Wrestling Entertainment, Inc., Class A	5,286	161,646

		2,018,515

Multiline Retail (1.0%)
Big Lots, Inc. (x)	5,664	318,034
Dillard’s, Inc., Class A (x)	38,858	2,333,422
Fred’s, Inc., Class A	295	1,195
Ollie’s Bargain Outlet Holdings, Inc.*	6,378	339,629
Sears Holdings Corp. (x)*	328	1,174

		2,993,454

Specialty Retail (2.6%)
America’s Car-Mart, Inc.*	354	15,806
Asbury Automotive Group, Inc.*	2,504	160,256

At Home Group, Inc.*	589	17,900
Camping World Holdings, Inc., Class A	4,262	190,639
Carvana Co. (x)*	170	3,250
Children’s Place, Inc. (The)	2,310	335,759
Five Below, Inc.*	81,197	5,384,985
Francesca’s Holdings Corp.*	5,150	37,647
J. Jill, Inc.*	1,608	12,542
Lithia Motors, Inc., Class A	3,144	357,127
Lumber Liquidators Holdings, Inc.*	3,826	120,098
MarineMax, Inc.*	1,760	33,264
Monro, Inc.	4,302	244,999
National Vision Holdings, Inc.*	680	27,615
Party City Holdco, Inc. (x)*	251	3,501
Restoration Hardware Holdings, Inc.*	2,682	231,215
Sleep Number Corp.*	5,256	197,573
Sportsman’s Warehouse Holdings, Inc. (x)*	5,044	33,341
Tailored Brands, Inc.	1,999	43,638
Tile Shop Holdings, Inc.	5,348	51,341
Winmark Corp.	280	36,232

		7,538,728

Textiles, Apparel & Luxury Goods (0.4%)
Columbia Sportswear Co.	1,384	99,482
Crocs, Inc.*	6,610	83,550
Culp, Inc.	1,518	50,853
Deckers Outdoor Corp.*	288	23,112
Oxford Industries, Inc.	839	63,084
Steven Madden Ltd.*	7,919	369,817
Superior Uniform Group, Inc.	1,176	31,411
Wolverine World Wide, Inc.	12,608	401,944

		1,123,253

Total Consumer Discretionary		59,649,811

Consumer Staples (1.9%)
Beverages (0.2%)
Boston Beer Co., Inc. (The), Class A*	1,116	213,268
Castle Brands, Inc. (x)*	12,115	14,780
Coca-Cola Bottling Co. Consolidated	638	137,336
Craft Brew Alliance, Inc.*	1,759	33,773
MGP Ingredients, Inc.	1,536	118,088
National Beverage Corp.	1,564	152,396
Primo Water Corp.*	3,504	44,045

		713,686

Food & Staples Retailing (0.2%)
Chefs’ Warehouse, Inc. (The)*	2,341	47,991
Performance Food Group Co.*	12,121	401,205
PriceSmart, Inc.	2,994	257,783

		706,979

Food Products (0.6%)
Amplify Snack Brands, Inc.*	4,616	55,438
B&G Foods, Inc. (x)	8,791	309,004
Bob Evans Farms, Inc.	2,639	208,006
Calavo Growers, Inc. (x)	2,162	182,473

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/MORGAN STANLEY SMALL CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

	Number of Shares	Value (Note 1)

Dean Foods Co.	711	$8,219
Freshpet, Inc.*	3,407	64,563
Hostess Brands, Inc.*	619	9,167
J&J Snack Foods Corp.	2,008	304,875
John B Sanfilippo & Son, Inc.	1,125	71,156
Lancaster Colony Corp.	2,512	324,575
Landec Corp.*	950	11,970
Lifeway Foods, Inc.*	670	5,360
Limoneira Co.	552	12,365
Tootsie Roll Industries, Inc. (x)	1,517	55,219

		1,622,390

Household Products (0.2%)
Central Garden & Pet Co.*	201	7,823
Central Garden & Pet Co., Class A*	515	19,421
HRG Group, Inc.*	14,980	253,911
WD-40 Co.	1,835	216,530

		497,685

Personal Products (0.6%)
elf Beauty, Inc. (x)*	73,958	1,650,002
Inter Parfums, Inc.	1,102	47,882
Medifast, Inc.	1,421	99,200
Natural Health Trends Corp. (x)	1,034	15,706
Revlon, Inc., Class A*	514	11,205
USANA Health Sciences, Inc.*	1,552	114,926

		1,938,921

Tobacco (0.1%)
Turning Point Brands, Inc.	680	14,368
Vector Group Ltd.	6,027	134,885

		149,253

Total Consumer Staples		5,628,914

Energy (0.7%)
Energy Equipment & Services (0.2%)
Fairmount Santrol Holdings, Inc. (x)*	18,364	96,044
Keane Group, Inc.*	4,856	92,313
NCS Multistage Holdings, Inc. (x)*	1,440	21,226
ProPetro Holding Corp.*	5,026	101,324
Ranger Energy Services, Inc.*	290	2,677
RigNet, Inc.*	1,801	26,925
Select Energy Services, Inc., Class A*	3,525	64,296
Smart Sand, Inc. (x)*	2,719	23,547
Solaris Oilfield Infrastructure, Inc., Class A*	2,137	45,753
US Silica Holdings, Inc.	6,783	220,853

		694,958

Oil, Gas & Consumable Fuels (0.5%)
Abraxas Petroleum Corp.*	19,243	47,338
Ardmore Shipping Corp.*	1,972	15,776
Bonanza Creek Energy, Inc.*	183	5,049
Carrizo Oil & Gas, Inc.*	10,444	222,247
CVR Energy, Inc. (x)	165	6,145
Energy XXI Gulf Coast, Inc.*	695	3,989
Evolution Petroleum Corp.	3,539	24,242
Gastar Exploration, Inc. (x)*	12,156	12,764

Isramco, Inc.*	104	10,884
Jagged Peak Energy, Inc. (x)*	7,675	121,112
Jones Energy, Inc., Class A (x)*	1,612	1,773
Lilis Energy, Inc. (x)*	5,859	29,939
Matador Resources Co.*	12,930	402,510
Panhandle Oil and Gas, Inc., Class A	1,229	25,256
Par Pacific Holdings, Inc.*	1,738	33,509
Penn Virginia Corp.*	1,790	70,007
Resolute Energy Corp. (x)*	180	5,665
Ring Energy, Inc.*	6,282	87,320
Sanchez Energy Corp. (x)*	7,798	41,407
SilverBow Resources, Inc.*	205	6,093
SRC Energy, Inc.*	3,367	28,721
Tellurian, Inc. (x)*	7,735	75,339
Ultra Petroleum Corp.*	2,391	21,662
Uranium Energy Corp. (x)*	17,802	31,510
W&T Offshore, Inc.*	1,311	4,339
Westmoreland Coal Co.*	574	695

		1,335,291

Total Energy		2,030,249

Financials (4.2%)
Banks (1.0%)
Access National Corp.	130	3,619
Allegiance Bancshares, Inc.*	1,120	42,168
Ameris Bancorp	3,714	179,015
Atlantic Capital Bancshares, Inc.*	538	9,469
Bank of NT Butterfield & Son Ltd. (The)	5,213	189,180
Bankwell Financial Group, Inc.	127	4,361
Blue Hills Bancorp, Inc.	1,606	32,281
Bryn Mawr Bank Corp.	206	9,105
BSB Bancorp, Inc.*	305	8,921
Capstar Financial Holdings, Inc.*	333	6,916
Carolina Financial Corp.	1,971	73,223
CoBiz Financial, Inc.	509	10,175
Columbia Banking System, Inc.	1,006	43,701
ConnectOne Bancorp, Inc.	1,145	29,484
Eagle Bancorp, Inc.*	3,430	198,597
Equity Bancshares, Inc., Class A*	494	17,493
FB Financial Corp.*	841	35,314
First Connecticut Bancorp, Inc.	467	12,212
First Financial Bankshares, Inc. (x)	5,583	251,513
First Financial Northwest, Inc.	165	2,559
First Foundation, Inc.*	1,375	25,493
First of Long Island Corp. (The)	613	17,471
Franklin Financial Network, Inc.*	441	15,038
Glacier Bancorp, Inc.	1,748	68,854
Green Bancorp, Inc.*	588	11,936
Guaranty Bancorp	638	17,641
Guaranty Bancshares, Inc.	273	8,367
HarborOne Bancorp, Inc.*	849	16,267
Heritage Commerce Corp.	434	6,649
Home BancShares, Inc.	16,940	393,854
Howard Bancorp, Inc.*	226	4,972
Investar Holding Corp.	355	8,556
Lakeland Financial Corp.	551	26,718
LegacyTexas Financial Group, Inc.	2,641	111,477
Live Oak Bancshares, Inc.	3,036	72,409

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/MORGAN STANLEY SMALL CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

	Number of Shares	Value (Note 1)

MB Financial, Inc.	961	$42,784
Midland States Bancorp, Inc.	141	4,580
National Bank Holdings Corp., Class A	1,238	40,148
National Commerce Corp.*	667	26,847
Old Line Bancshares, Inc.	132	3,886
Opus Bank*	1,743	47,584
Pacific Premier Bancorp, Inc.*	1,910	76,400
Paragon Commercial Corp.*	61	3,246
People’s Utah Bancorp	231	6,999
Preferred Bank	1,736	102,042
Republic First Bancorp, Inc.*	1,485	12,548
ServisFirst Bancshares, Inc.	6,249	259,333
South State Corp.	355	30,938
Texas Capital Bancshares, Inc.*	5,081	451,700
Tompkins Financial Corp.	111	9,030
TriState Capital Holdings, Inc.*	852	19,596
Union Bankshares, Inc.	483	25,575
Veritex Holdings, Inc.*	633	17,464
West Bancorporation, Inc.	492	12,374

		3,158,082

Capital Markets (0.8%)
Artisan Partners Asset Management, Inc., Class A	5,995	236,802
Cohen & Steers, Inc.	2,821	133,405
Cowen, Inc. (x)*	267	3,645
Diamond Hill Investment Group, Inc.	422	87,211
Donnelley Financial Solutions, Inc.*	4,100	79,909
Evercore, Inc., Class A	5,157	464,129
Financial Engines, Inc.	7,934	240,399
GAMCO Investors, Inc., Class A	138	4,092
Hamilton Lane, Inc., Class A	1,340	47,423
Houlihan Lokey, Inc.	3,573	162,321
Investment Technology Group, Inc.	675	12,994
Ladenburg Thalmann Financial Services, Inc.	1,479	4,674
Medley Management, Inc., Class A	657	4,271
Moelis & Co., Class A	4,231	205,203
OM Asset Management plc	10,197	170,799
Piper Jaffray Cos.	108	9,315
Pzena Investment Management, Inc., Class A	1,771	18,897
Silvercrest Asset Management Group, Inc., Class A	913	14,654
Value Line, Inc.	151	2,922
Virtu Financial, Inc., Class A (x)	3,453	63,190
Virtus Investment Partners, Inc. (x)	132	15,187
Westwood Holdings Group, Inc.	1,084	71,772
WisdomTree Investments, Inc. (x)	15,330	192,391

		2,245,605

Consumer Finance (0.6%)
Enova International, Inc.*	1,442	21,918
FirstCash, Inc.	1,160	78,242
Green Dot Corp., Class A*	6,200	373,613
LendingClub Corp.*	278,588	1,150,569

PRA Group, Inc.*	3,537	117,428
Regional Management Corp.*	182	4,788

		1,746,558

Diversified Financial Services (0.0%)
Marlin Business Services Corp.	391	8,758

Insurance (1.0%)
Atlas Financial Holdings, Inc.*	752	15,454
Crawford & Co., Class B	1,367	13,151
eHealth, Inc.*	1,950	33,872
HCI Group, Inc.	647	19,345
Health Insurance Innovations, Inc., Class A (x)*	1,570	39,172
Heritage Insurance Holdings, Inc. (x)	455	8,199
Infinity Property & Casualty Corp.	208	22,048
Investors Title Co.	158	31,339
Kinsale Capital Group, Inc.	1,911	85,995
Maiden Holdings Ltd.	1,042	6,877
National General Holdings Corp.	4,002	78,599
Primerica, Inc.	5,957	604,933
RLI Corp.	4,314	261,687
Stewart Information Services Corp.	171	7,233
Third Point Reinsurance Ltd.*	5,927	86,831
Trupanion, Inc. (x)*	48,825	1,429,107
United Insurance Holdings Corp.	2,091	36,070
Universal Insurance Holdings, Inc.	3,170	86,700

		2,866,612

Thrifts & Mortgage Finance (0.8%)
Bear State Financial, Inc.	283	2,895
BofI Holding, Inc. (x)*	3,461	103,484
Charter Financial Corp.	362	6,349
Essent Group Ltd.*	10,924	474,320
Greene County Bancorp, Inc. (x)	301	9,813
Hingham Institution for Savings	90	18,630
LendingTree, Inc. (x)*	3,951	1,345,117
Meridian Bancorp, Inc.	1,073	22,104
Meta Financial Group, Inc.	124	11,489
NMI Holdings, Inc., Class A*	1,204	20,468
Northfield Bancorp, Inc.	589	10,060
Ocwen Financial Corp. (x)*	982	3,074
Southern Missouri Bancorp, Inc.	86	3,233
Walker & Dunlop, Inc.*	3,227	153,283
Waterstone Financial, Inc.	319	5,439
Western New England Bancorp, Inc.	306	3,335
WSFS Financial Corp.	1,121	53,640

		2,246,733

Total Financials		12,272,348

Health Care (25.4%)
Biotechnology (6.0%)
Acceleron Pharma, Inc.*	4,118	174,768
Achaogen, Inc. (x)*	4,599	49,393
Acorda Therapeutics, Inc.*	902	19,348
Adamas Pharmaceuticals, Inc.*	1,013	34,331

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/MORGAN STANLEY SMALL CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

	Number of Shares	Value (Note 1)

Aduro Biotech, Inc.*	6,020	$45,150
Advaxis, Inc. (x)*	4,665	13,249
Agenus, Inc. (x)*	8,125	26,488
Agios Pharmaceuticals, Inc. (x)*	7,430	424,773
Aileron Therapeutics, Inc. (x)*	448	4,722
Aimmune Therapeutics, Inc.*	4,721	178,548
Akebia Therapeutics, Inc.*	6,020	89,517
Alder Biopharmaceuticals, Inc.*	1,524	17,450
Allena Pharmaceuticals, Inc. (x)*	499	5,020
Alnylam Pharmaceuticals, Inc.*	5,844	742,479
Amicus Therapeutics, Inc. (x)*	22,388	322,163
AnaptysBio, Inc.*	2,394	241,124
Anavex Life Sciences Corp. (x)*	5,326	17,150
Apellis Pharmaceuticals, Inc. (x)*	1,021	22,156
Arena Pharmaceuticals, Inc.*	5,303	180,143
Array BioPharma, Inc.*	23,416	299,725
Asterias Biotherapeutics, Inc. (x)*	3,921	8,822
Athenex, Inc. (x)*	636	10,112
Athersys, Inc. (x)*	13,027	23,579
Audentes Therapeutics, Inc.*	2,086	65,188
Avexis, Inc.*	3,298	364,990
Axovant Sciences Ltd.*	4,376	23,062
Bellicum Pharmaceuticals, Inc. (x)*	34,176	287,420
BioCryst Pharmaceuticals, Inc. (x)*	10,895	53,494
Biohaven Pharmaceutical Holding Co. Ltd.*	1,237	33,374
BioSpecifics Technologies Corp.*	794	34,404
Bluebird Bio, Inc.*	2,587	460,745
Blueprint Medicines Corp.*	5,708	430,440
Calithera Biosciences, Inc.*	4,275	35,696
Calyxt, Inc.*	785	17,294
Cara Therapeutics, Inc.*	3,226	39,486
Catalyst Pharmaceuticals, Inc.*	9,961	38,948
Celcuity, Inc.*	238	4,510
ChemoCentryx, Inc.*	3,405	20,260
Clovis Oncology, Inc.*	5,892	400,656
Coherus Biosciences, Inc. (x)*	5,343	47,018
Conatus Pharmaceuticals, Inc.*	3,578	16,530
Concert Pharmaceuticals, Inc.*	986	25,508
Corbus Pharmaceuticals Holdings, Inc. (x)*	6,771	48,074
Curis, Inc.*	16,486	11,540
Cytokinetics, Inc.*	5,506	44,874
CytomX Therapeutics, Inc.*	3,830	80,851
Deciphera Pharmaceuticals, Inc.*	779	17,660
Dynavax Technologies Corp.*	745	13,932
Eagle Pharmaceuticals, Inc.*	1,089	58,174
Edge Therapeutics, Inc.*	2,687	25,177
Editas Medicine, Inc. (x)*	36,843	1,132,184
Emergent BioSolutions, Inc.*	2,156	100,189
Epizyme, Inc.*	4,775	59,926
Esperion Therapeutics, Inc.*	2,291	150,839
Exact Sciences Corp.*	15,788	829,501
Fate Therapeutics, Inc.*	1,225	7,485
FibroGen, Inc.*	9,339	442,669
Flexion Therapeutics, Inc. (x)*	4,377	109,600
Fortress Biotech, Inc. (x)*	4,640	18,514
Foundation Medicine, Inc.*	1,928	131,490
G1 Therapeutics, Inc.*	759	15,059

Genocea Biosciences, Inc. (x)*	3,259	3,780
Genomic Health, Inc.*	2,637	90,185
Geron Corp. (x)*	20,822	37,480
Global Blood Therapeutics, Inc.*	4,989	196,317
Halozyme Therapeutics, Inc.*	16,124	326,672
Heron Therapeutics, Inc. (x)*	5,178	93,722
Idera Pharmaceuticals, Inc.*	17,323	36,552
Ignyta, Inc.*	7,869	210,102
Immune Design Corp.*	288	1,123
ImmunoGen, Inc.*	13,318	85,368
Immunomedics, Inc. (x)*	5,178	83,676
Inovio Pharmaceuticals, Inc.*	10,896	45,000
Insmed, Inc.*	8,782	273,823
Insys Therapeutics, Inc.*	3,342	32,150
Intellia Therapeutics, Inc. (x)*	28,037	538,871
Intrexon Corp. (x)*	20,779	239,374
Invitae Corp. (x)*	5,908	53,645
Iovance Biotherapeutics, Inc.*	524	4,192
Ironwood Pharmaceuticals, Inc. (x)*	18,242	273,448
Jounce Therapeutics, Inc. (x)*	1,908	24,327
Juno Therapeutics, Inc.*	16,057	733,965
Karyopharm Therapeutics, Inc.*	991	9,514
Keryx Biopharmaceuticals, Inc. (x)*	12,048	56,023
Kindred Biosciences, Inc.*	392	3,704
Kura Oncology, Inc. (x)*	2,537	38,816
La Jolla Pharmaceutical Co. (x)*	2,428	78,133
Lexicon Pharmaceuticals, Inc.*	5,718	56,494
Ligand Pharmaceuticals, Inc. (x)*	2,739	375,051
Loxo Oncology, Inc. (x)*	3,091	260,200
MacroGenics, Inc.*	1,336	25,384
Madrigal Pharmaceuticals, Inc. (x)*	554	50,852
Matinas BioPharma Holdings, Inc. (x)*	7,231	8,388
MediciNova, Inc. (x)*	3,754	24,288
Merrimack Pharmaceuticals, Inc. (x)	1,095	11,224
Mersana Therapeutics, Inc. (x)*	457	7,509
MiMedx Group, Inc. (x)*	13,878	175,002
Minerva Neurosciences, Inc.*	3,435	20,782
Miragen Therapeutics, Inc.*	1,407	14,675
Momenta Pharmaceuticals, Inc.*	2,499	34,861
Natera, Inc.*	4,347	39,080
NewLink Genetics Corp. (x)*	3,771	30,583
Novavax, Inc. (x)*	15,211	18,862
Nymox Pharmaceutical Corp.*	1,434	4,732
Oncocyte Corp. (x)*	554	2,576
Organovo Holdings, Inc. (x)*	13,515	18,110
Ovid therapeutics, Inc. (x)*	681	6,721
Pieris Pharmaceuticals, Inc.*	4,767	35,991
Portola Pharmaceuticals, Inc.*	7,055	343,437
Progenics Pharmaceuticals, Inc.*	9,321	55,460
Protagonist Therapeutics, Inc.*	562	11,690
Prothena Corp. plc*	4,020	150,710
PTC Therapeutics, Inc.*	4,359	72,708
Puma Biotechnology, Inc.*	3,846	380,177
Ra Pharmaceuticals, Inc.*	1,623	13,796
Radius Health, Inc. (x)*	5,174	164,378
REGENXBIO, Inc.*	1,064	35,378
Repligen Corp.*	5,073	184,048

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/MORGAN STANLEY SMALL CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

	Number of Shares	Value (Note 1)

Rhythm Pharmaceuticals, Inc.*	795	$23,103
Rigel Pharmaceuticals, Inc.*	19,643	76,215
Sage Therapeutics, Inc.*	5,077	836,232
Sangamo Therapeutics, Inc.*	11,194	183,582
Sarepta Therapeutics, Inc. (x)*	6,261	348,362
Selecta Biosciences, Inc. (x)*	1,847	18,119
Seres Therapeutics, Inc. (x)*	2,833	28,727
Spark Therapeutics, Inc. (x)*	3,713	190,922
Spero Therapeutics, Inc. (x)*	510	5,993
Stemline Therapeutics, Inc.*	423	6,599
Strongbridge Biopharma plc*	3,620	26,245
Syndax Pharmaceuticals, Inc. (x)*	1,466	12,842
Synergy Pharmaceuticals, Inc. (x)*	32,839	73,231
Syros Pharmaceuticals, Inc. (x)*	1,716	16,697
TG Therapeutics, Inc. (x)*	6,766	55,481
Tocagen, Inc. (x)*	2,049	21,002
Trevena, Inc.*	428	685
Ultragenyx Pharmaceutical, Inc.*	5,362	248,690
Vanda Pharmaceuticals, Inc.*	5,894	89,589
VBI Vaccines, Inc.*	4,392	18,754
Veracyte, Inc.*	3,228	21,079
Versartis, Inc.*	4,523	9,951
vTv Therapeutics, Inc., Class A*	949	5,703
XBiotech, Inc. (x)*	2,520	9,929
Xencor, Inc.*	5,131	112,472
ZIOPHARM Oncology, Inc. (x)*	17,667	73,141

		17,363,425

Health Care Equipment & Supplies (4.2%)
Abaxis, Inc.	2,968	146,975
Accuray, Inc. (x)*	10,601	45,584
Anika Therapeutics, Inc.*	1,588	85,609
Antares Pharma, Inc. (x)*	19,936	39,673
AtriCure, Inc.*	4,414	80,511
Atrion Corp.	185	116,661
AxoGen, Inc.*	3,651	103,323
Cantel Medical Corp.	4,876	501,594
Cardiovascular Systems, Inc.*	4,497	106,534
Cerus Corp.*	13,826	46,732
ConforMIS, Inc.*	1,891	4,501
Corindus Vascular Robotics, Inc. (x)*	14,088	14,229
CryoLife, Inc.*	2,942	56,339
Cutera, Inc.*	1,749	79,317
Endologix, Inc.*	10,801	57,785
Entellus Medical, Inc.*	1,656	40,390
FONAR Corp.*	742	18,068
GenMark Diagnostics, Inc.*	6,843	28,535
Glaukos Corp. (x)*	3,870	99,266
Globus Medical, Inc., Class A*	9,476	389,464
Haemonetics Corp.*	5,764	334,773
Heska Corp.*	882	70,745
ICU Medical, Inc.*	1,422	307,152
Inogen, Inc.*	2,275	270,907
Insulet Corp.*	7,799	538,131
Integra LifeSciences Holdings Corp.*	8,542	408,820
iRhythm Technologies, Inc.*	1,919	107,560
K2M Group Holdings, Inc.*	5,638	101,484
Lantheus Holdings, Inc.*	3,770	77,097
LeMaitre Vascular, Inc.	2,060	65,590

Masimo Corp.*	6,027	511,090
Meridian Bioscience, Inc.	4,836	67,704
Merit Medical Systems, Inc.*	6,509	281,189
Natus Medical, Inc.*	4,051	154,748
Neogen Corp.*	4,985	409,817
Nevro Corp.*	3,698	255,310
Novocure Ltd.*	7,844	158,449
NuVasive, Inc.*	6,797	397,557
NxStage Medical, Inc.*	8,777	212,667
Obalon Therapeutics, Inc. (x)*	683	4,515
OraSure Technologies, Inc.*	7,235	136,452
Orthofix International NV*	477	26,092
OrthoPediatrics Corp.*	400	7,676
Oxford Immunotec Global plc*	3,334	46,576
Penumbra, Inc.*	43,691	4,111,323
Pulse Biosciences, Inc.*	1,269	29,948
Quidel Corp.*	3,855	167,114
Quotient Ltd. (x)*	2,262	11,197
Rockwell Medical, Inc. (x)*	6,089	35,438
RTI Surgical, Inc.*	5,720	23,452
STAAR Surgical Co.*	5,383	83,437
Surmodics, Inc.*	1,713	47,964
Tactile Systems Technology, Inc. (x)*	1,729	50,106
Utah Medical Products, Inc.	400	32,560
Varex Imaging Corp.*	5,065	203,461
ViewRay, Inc. (x)*	4,043	37,438
Viveve Medical, Inc. (x)*	2,052	10,198
Wright Medical Group NV*	13,926	309,157

		12,165,984

Health Care Providers & Services (4.5%)
Addus HomeCare Corp.*	1,035	36,018
Almost Family, Inc.*	452	25,018
Amedisys, Inc.*	3,859	203,408
American Renal Associates Holdings, Inc.*	1,233	21,454
AMN Healthcare Services, Inc.*	6,299	310,226
BioScrip, Inc.*	1,619	4,711
BioTelemetry, Inc.*	4,233	126,567
Capital Senior Living Corp.*	3,453	46,581
Chemed Corp.	2,119	514,959
Civitas Solutions, Inc.*	2,173	37,158
CorVel Corp.*	1,240	65,596
Cross Country Healthcare, Inc.*	2,321	29,616
Ensign Group, Inc. (The)	3,771	83,716
Genesis Healthcare, Inc. (x)*	5,025	3,834
HealthEquity, Inc.*	192,415	8,978,084
HealthSouth Corp.	13,184	651,421
LHC Group, Inc.*	1,995	122,194
Magellan Health, Inc.*	2,369	228,727
Molina Healthcare, Inc.*	5,905	452,795
National Research Corp., Class A	1,210	45,133
PetIQ, Inc.*	709	15,485
Providence Service Corp. (The)*	1,219	72,335
R1 RCM, Inc.*	12,849	56,664
RadNet, Inc.*	4,876	49,248
Select Medical Holdings Corp.*	14,571	257,178
Surgery Partners, Inc. (x)*	2,632	31,847
Teladoc, Inc. (x)*	7,295	254,231
Tenet Healthcare Corp. (x)*	10,939	165,835

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/MORGAN STANLEY SMALL CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

	Number of Shares	Value (Note 1)

Tivity Health, Inc.*	3,293	$120,359
Triple-S Management Corp., Class B*	702	17,445
US Physical Therapy, Inc.	1,623	117,181

		13,145,024

Health Care Technology (8.3%)
athenahealth, Inc.*	53,747	7,150,501
Castlight Health, Inc., Class B (x)*	360,876	1,353,285
Computer Programs & Systems, Inc. (x)	840	25,242
Cotiviti Holdings, Inc.*	226,750	7,303,617
Evolent Health, Inc., Class A (x)*	2,021	24,858
HealthStream, Inc.*	3,437	79,601
HMS Holdings Corp.*	9,854	167,025
Inovalon Holdings, Inc., Class A (x)*	8,451	126,765
Medidata Solutions, Inc.*	7,551	478,507
Omnicell, Inc.*	5,004	242,694
Quality Systems, Inc.*	4,707	63,921
Simulations Plus, Inc.	1,479	23,812
Tabula Rasa HealthCare, Inc.*	1,279	35,876
Veeva Systems, Inc., Class A*	128,553	7,106,410
Vocera Communications, Inc.*	3,924	118,583

		24,300,697

Life Sciences Tools & Services (0.5%)
Accelerate Diagnostics, Inc. (x)*	3,282	85,988
Cambrex Corp.*	4,399	211,152
Enzo Biochem, Inc.*	5,418	44,157
Fluidigm Corp.*	5,066	29,839
INC Research Holdings, Inc., Class A*	7,294	318,018
Luminex Corp.	2,353	46,354
NanoString Technologies, Inc.*	955	7,134
NeoGenomics, Inc. (x)*	7,776	68,895
Pacific Biosciences of California, Inc. (x)*	13,926	36,765
PRA Health Sciences, Inc.*	6,682	608,530

		1,456,832

Pharmaceuticals (1.9%)
Aclaris Therapeutics, Inc.*	3,046	75,114
Aerie Pharmaceuticals, Inc. (x)*	4,443	265,470
Akcea Therapeutics, Inc. (x)*	1,481	25,710
Amphastar Pharmaceuticals, Inc.*	4,951	95,257
ANI Pharmaceuticals, Inc.*	1,061	68,381
Aratana Therapeutics, Inc. (x)*	5,228	27,499
Assembly Biosciences, Inc.*	2,162	97,831
Catalent, Inc.*	17,949	737,346
Clearside Biomedical, Inc. (x)*	1,613	11,291
Collegium Pharmaceutical, Inc. (x)*	199	3,674
Corcept Therapeutics, Inc. (x)*	12,149	219,411
Corium International, Inc.*	3,220	30,944
Depomed, Inc.*	8,016	64,529
Dermira, Inc.*	4,220	117,358
Dova Pharmaceuticals, Inc. (x)*	494	14,227
Durect Corp.*	19,065	17,574
Innoviva, Inc.*	10,193	144,639
Intersect ENT, Inc.*	3,497	113,303
Kala Pharmaceuticals, Inc. (x)*	805	14,884

Medicines Co. (The)*	8,493	232,199
Melinta Therapeutics, Inc.*	118	1,864
MyoKardia, Inc.*	2,353	99,061
Nektar Therapeutics*	19,901	1,188,489
Neos Therapeutics, Inc.*	3,003	30,631
Ocular Therapeutix, Inc. (x)*	3,201	14,244
Omeros Corp. (x)*	6,017	116,910
Optinose, Inc. (x)*	481	9,091
Pacira Pharmaceuticals, Inc.*	5,302	242,036
Paratek Pharmaceuticals, Inc.*	3,280	58,712
Phibro Animal Health Corp., Class A	2,514	84,219
Prestige Brands Holdings, Inc.*	7,124	316,378
Reata Pharmaceuticals, Inc., Class A*	1,517	42,961
Revance Therapeutics, Inc.*	3,118	111,469
Sienna Biopharmaceuticals, Inc. (x)*	483	8,766
Sucampo Pharmaceuticals, Inc., Class A*	2,639	47,370
Supernus Pharmaceuticals, Inc.*	6,431	256,275
Teligent, Inc. (x)*	5,788	21,010
TherapeuticsMD, Inc. (x)*	22,152	133,798
Theravance Biopharma, Inc. (x)*	5,644	157,411
WaVe Life Sciences Ltd. (x)*	1,643	57,669
Zogenix, Inc.*	3,439	137,732
Zynerba Pharmaceuticals, Inc. (x)*	1,589	19,894

		5,532,631

Total Health Care		73,964,593

Industrials (14.4%)
Aerospace & Defense (0.5%)
Aerojet Rocketdyne Holdings, Inc.*	9,335	291,252
Astronics Corp.*	2,855	118,397
Axon Enterprise, Inc.*	7,068	187,302
Curtiss-Wright Corp.	4,442	541,257
Kratos Defense & Security Solutions, Inc.*	4,298	45,516
Mercury Systems, Inc.*	5,772	296,392
Moog, Inc., Class A*	401	34,827
National Presto Industries, Inc. (x)	59	5,868
Sparton Corp.*	80	1,845
Vectrus, Inc.*	324	9,995

		1,532,651

Air Freight & Logistics (0.1%)
Air Transport Services Group, Inc.*	7,943	183,801
Forward Air Corp.	3,934	225,969
Radiant Logistics, Inc.*	5,189	23,869

		433,639

Airlines (0.2%)
Allegiant Travel Co.	1,689	261,373
Hawaiian Holdings, Inc.	6,294	250,816

		512,189

Building Products (1.1%)
AAON, Inc.	5,492	201,556
Advanced Drainage Systems, Inc.	4,755	113,407

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/MORGAN STANLEY SMALL CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

	Number of Shares	Value (Note 1)

American Woodmark Corp.*	1,908	$248,517
Apogee Enterprises, Inc.	3,835	175,375
Builders FirstSource, Inc.*	14,723	320,814
Caesarstone Ltd.*	2,020	44,440
Continental Building Products, Inc.*	4,999	140,722
CSW Industrials, Inc.*	857	39,379
Griffon Corp.	3,210	65,324
Insteel Industries, Inc.	2,115	59,897
JELD-WEN Holding, Inc.*	9,046	356,141
Masonite International Corp.*	3,793	281,251
NCI Building Systems, Inc.*	5,246	101,248
Patrick Industries, Inc.*	3,234	224,601
PGT Innovations, Inc.*	6,457	108,800
Ply Gem Holdings, Inc.*	3,089	57,147
Quanex Building Products Corp.	473	11,068
Simpson Manufacturing Co., Inc.	800	45,928
Trex Co., Inc.*	3,967	429,983
Universal Forest Products, Inc.	7,191	270,525

		3,296,123

Commercial Services & Supplies (1.7%)
ABM Industries, Inc.	3,854	145,373
Advanced Disposal Services, Inc.*	5,914	141,581
Aqua Metals, Inc. (x)*	2,320	4,942
Brady Corp., Class A	4,923	186,582
Brink’s Co. (The)	6,158	484,635
Casella Waste Systems, Inc., Class A*	1,058	24,355
Covanta Holding Corp.	15,589	263,454
Deluxe Corp.	6,482	498,077
Healthcare Services Group, Inc.	9,592	505,689
Heritage-Crystal Clean, Inc.*	1,126	24,491
Herman Miller, Inc.	6,768	271,058
HNI Corp.	5,755	221,970
Hudson Technologies, Inc. (x)*	5,100	30,957
InnerWorkings, Inc.*	5,637	56,539
Interface, Inc.	7,104	178,666
Kimball International, Inc., Class B	4,209	78,582
Knoll, Inc.	6,138	141,420
Matthews International Corp., Class A	4,241	223,925
McGrath RentCorp	213	10,007
MSA Safety, Inc.	4,465	346,127
Multi-Color Corp.	1,780	133,233
Quad/Graphics, Inc.	2,317	52,364
RR Donnelley & Sons Co.	2,658	24,719
SP Plus Corp.*	751	27,862
Steelcase, Inc., Class A	9,299	141,345
Team, Inc. (x)*	1,892	28,191
Tetra Tech, Inc.	6,961	335,172
US Ecology, Inc.	2,973	151,623
Viad Corp.	1,651	91,465

		4,824,404

Construction & Engineering (0.8%)
Argan, Inc.	1,962	88,290
Comfort Systems USA, Inc.	4,900	213,885
Dycom Industries, Inc.*	4,049	451,180
EMCOR Group, Inc.	5,960	487,230
Granite Construction, Inc.	4,121	261,395

Great Lakes Dredge & Dock Corp.*	576	3,110
HC2 Holdings, Inc.*	5,604	33,344
KBR, Inc.	2,223	44,082
MasTec, Inc.*	8,910	436,145
MYR Group, Inc.*	990	35,373
NV5 Global, Inc.*	773	41,858
Orion Group Holdings, Inc.*	1,774	13,890
Primoris Services Corp.	5,358	145,684
Sterling Construction Co., Inc.*	803	13,073
Tutor Perini Corp.*	828	20,990

		2,289,529

Electrical Equipment (0.5%)
Allied Motion Technologies, Inc.	920	30,443
Atkore International Group, Inc.*	4,359	93,501
AZZ, Inc.	3,483	177,981
Energous Corp. (x)*	2,631	51,173
EnerSys	5,798	403,714
Generac Holdings, Inc.*	8,133	402,746
General Cable Corp.	6,191	183,254
Plug Power, Inc. (x)*	31,235	73,715
TPI Composites, Inc.*	1,481	30,301
Vicor Corp.*	2,159	45,123

		1,491,951

Industrial Conglomerates (0.1%)
Raven Industries, Inc.	4,885	167,800

Machinery (4.9%)
Actuant Corp., Class A	4,061	102,743
Alamo Group, Inc.	1,094	123,480
Albany International Corp., Class A	3,053	187,607
Altra Industrial Motion Corp.	3,883	195,703
Astec Industries, Inc.	1,360	79,560
Barnes Group, Inc.	946	59,853
Blue Bird Corp.*	513	10,209
CIRCOR International, Inc.	1,126	54,814
Commercial Vehicle Group, Inc.*	3,482	37,223
Douglas Dynamics, Inc.	2,971	112,304
Energy Recovery, Inc. (x)*	5,033	44,039
EnPro Industries, Inc.	2,800	261,828
ExOne Co. (The)*	1,423	11,953
Federal Signal Corp.	1,986	39,899
Franklin Electric Co., Inc.	5,805	266,450
Global Brass & Copper Holdings, Inc.	2,653	87,814
Harsco Corp.*	10,929	203,826
Hillenbrand, Inc.	8,490	379,503
Hyster-Yale Materials Handling, Inc.	1,146	97,593
John Bean Technologies Corp.	4,229	468,573
Kadant, Inc.	1,466	147,186
Kennametal, Inc.	10,750	520,407
Lindsay Corp.	1,414	124,715
Lydall, Inc.*	2,255	114,441
Milacron Holdings Corp.*	6,457	123,587
Miller Industries, Inc.	167	4,309
Mueller Industries, Inc.	7,550	267,497
Mueller Water Products, Inc., Class A	12,746	159,707

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/MORGAN STANLEY SMALL CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

	Number of Shares	Value (Note 1)

Navistar International Corp.*	399	$17,109
NN, Inc.	3,623	99,995
Omega Flex, Inc.	421	30,064
Proto Labs, Inc.*	3,323	342,269
RBC Bearings, Inc.*	3,143	397,275
REV Group, Inc.	3,132	101,884
Spartan Motors, Inc.	2,735	43,076
SPX Corp.*	5,632	176,788
SPX FLOW, Inc.*	1,274	60,579
Standex International Corp.	1,343	136,785
Sun Hydraulics Corp.	3,196	206,749
Tennant Co.	2,261	164,262
Wabash National Corp.	2,280	49,476
Watts Water Technologies, Inc., Class A	2,191	166,406
Welbilt, Inc.*	323,103	7,596,151
Woodward, Inc.	7,139	546,418

		14,422,109

Marine (0.0%)
Matson, Inc.	2,665	79,524

Professional Services (3.2%)
Barrett Business Services, Inc.	937	60,427
BG Staffing, Inc.	976	15,557
Exponent, Inc.	3,465	246,362
Forrester Research, Inc.	1,330	58,786
Franklin Covey Co.*	1,126	23,365
GP Strategies Corp.*	1,601	37,143
Hill International, Inc.*	4,252	23,173
Insperity, Inc.	4,834	277,230
Kforce, Inc.	3,093	78,098
Mistras Group, Inc.*	273	6,407
On Assignment, Inc.*	6,699	430,545
TriNet Group, Inc.*	5,533	245,333
TrueBlue, Inc.*	381	10,478
WageWorks, Inc.*	124,866	7,741,692
Willdan Group, Inc.*	1,062	25,424

		9,280,020

Road & Rail (0.6%)
ArcBest Corp.	475	16,981
Avis Budget Group, Inc.*	9,696	425,460
Daseke, Inc. (x)*	2,864	40,927
Heartland Express, Inc.	6,068	141,627
Knight-Swift Transportation Holdings, Inc.	16,897	738,737
Saia, Inc.*	1,464	103,578
Schneider National, Inc., Class B	5,103	145,742
Universal Logistics Holdings, Inc.	739	17,551
YRC Worldwide, Inc.*	907	13,043

		1,643,646

Trading Companies & Distributors (0.7%)
Applied Industrial Technologies, Inc.	5,104	347,582
Beacon Roofing Supply, Inc.*	6,680	425,916
BMC Stock Holdings, Inc.*	495	12,524
CAI International, Inc.*	1,006	28,490
DXP Enterprises, Inc.*	1,695	50,121
EnviroStar, Inc. (x)	478	19,120
Foundation Building Materials, Inc.*	582	8,608

GMS, Inc.*	3,706	139,494
H&E Equipment Services, Inc.	4,250	172,763
Herc Holdings, Inc.*	3,276	205,110
Huttig Building Products, Inc. (x)*	2,391	15,900
Kaman Corp.	345	20,300
Lawson Products, Inc.*	655	16,211
Rush Enterprises, Inc., Class A*	1,897	96,387
Rush Enterprises, Inc., Class B*	333	16,054
SiteOne Landscape Supply, Inc.*	4,568	350,366

		1,924,946

Total Industrials		41,898,531

Information Technology (24.7%)
Communications Equipment (0.9%)
Acacia Communications, Inc. (x)*	2,272	82,315
Aerohive Networks, Inc.*	4,357	25,401
Applied Optoelectronics, Inc. (x)*	2,525	95,496
CalAmp Corp.*	4,647	99,585
Ciena Corp.*	18,823	393,965
Clearfield, Inc.*	1,591	19,490
EMCORE Corp.*	1,011	6,521
Extreme Networks, Inc.*	14,892	186,448
Finisar Corp. (x)*	7,199	146,500
InterDigital, Inc.	4,620	351,813
Lumentum Holdings, Inc. (x)*	8,280	404,892
Oclaro, Inc.*	19,564	131,861
Plantronics, Inc.	4,386	220,967
Quantenna Communications, Inc.*	2,950	35,990
Ubiquiti Networks, Inc. (x)*	3,016	214,196
ViaSat, Inc.*	411	30,763
Viavi Solutions, Inc.*	11,543	100,886

		2,547,089

Electronic Equipment, Instruments & Components (1.1%)
Akoustis Technologies, Inc. (x)*	1,864	11,613
Badger Meter, Inc.	3,800	181,640
Bel Fuse, Inc., Class B	318	8,006
Control4 Corp.*	3,058	91,006
Daktronics, Inc.	2,985	27,253
ePlus, Inc.*	1,780	133,856
Fabrinet*	4,878	139,999
FARO Technologies, Inc.*	529	24,863
II-VI, Inc.*	2,379	111,694
Insight Enterprises, Inc.*	1,808	69,228
Iteris, Inc.*	3,222	22,457
Itron, Inc.*	4,563	311,197
KEMET Corp.*	7,405	111,519
Littelfuse, Inc.	3,026	598,603
Mesa Laboratories, Inc.	448	55,686
Methode Electronics, Inc.	4,726	189,513
MicroVision, Inc. (x)*	10,845	17,677
Napco Security Technologies, Inc.*	1,614	14,123
Novanta, Inc.*	4,277	213,850
OSI Systems, Inc.*	2,356	151,679
PCM, Inc.*	547	5,415
Radisys Corp.*	866	870
Rogers Corp.*	2,418	391,523
SYNNEX Corp.	797	108,352

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/MORGAN STANLEY SMALL CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

	Number of Shares	Value (Note 1)

Systemax, Inc.	1,195	$39,758
Tech Data Corp.*	386	37,816
TTM Technologies, Inc.*	2,767	43,359
VeriFone Systems, Inc.*	1,277	22,616

		3,135,171

Internet Software & Services (11.1%)
2U, Inc.*	6,443	415,638
Alarm.com Holdings, Inc.*	2,735	103,246
Alteryx, Inc., Class A*	3,140	79,348
Amber Road, Inc.*	2,800	20,552
Appfolio, Inc., Class A*	1,249	51,834
Apptio, Inc., Class A*	3,153	74,159
Benefitfocus, Inc. (x)*	48,360	1,305,720
Blucora, Inc.*	1,256	27,758
Box, Inc., Class A*	10,959	231,454
Brightcove, Inc.*	4,727	33,562
Carbonite, Inc.*	3,274	82,177
Care.com, Inc.*	1,892	34,132
ChannelAdvisor Corp.*	3,323	29,907
Cimpress NV (x)*	3,353	401,958
Cloudera, Inc.*	13,031	215,272
CommerceHub, Inc., Series A (x)*	1,912	42,045
CommerceHub, Inc., Series C*	3,834	78,942
Cornerstone OnDemand, Inc.*	7,056	249,288
Coupa Software, Inc.*	230,705	7,202,609
Criteo SA (ADR)*	38,910	1,012,827
Endurance International Group Holdings, Inc.*	7,609	63,916
Envestnet, Inc.*	5,826	290,426
Etsy, Inc.*	85,490	1,748,271
Five9, Inc.*	7,213	179,459
Gogo, Inc. (x)*	7,485	84,431
GrubHub, Inc. (x)*	32,673	2,345,921
GTT Communications, Inc. (x)*	4,171	195,828
Hortonworks, Inc.*	6,702	134,777
Instructure, Inc.*	2,960	97,976
Internap Corp.*	2,769	43,501
j2 Global, Inc.	6,238	468,037
Limelight Networks, Inc.*	4,470	19,713
LivePerson, Inc.*	7,495	86,193
Meet Group, Inc. (The)*	1,650	4,653
MINDBODY, Inc., Class A (x)*	5,725	174,326
MuleSoft, Inc., Class A*	70,614	1,642,482
New Relic, Inc.*	29,860	1,725,012
NIC, Inc.	8,639	143,407
Nutanix, Inc., Class A*	14,384	507,468
Okta, Inc. (x)*	61,638	1,578,549
Ominto, Inc. (x)*	1,956	6,631
Q2 Holdings, Inc.*	4,236	156,097
Quotient Technology, Inc.*	9,952	116,936
Reis, Inc.	1,300	26,845
SendGrid, Inc.*	777	18,625
Shutterstock, Inc.*	168,315	7,242,593
SPS Commerce, Inc.*	2,230	108,356
Stamps.com, Inc.*	2,194	412,472
TechTarget, Inc.*	786	10,941
Tintri, Inc. (x)*	922	4,702
Trade Desk, Inc. (The), Class A (x)*	3,208	146,702
TrueCar, Inc. (x)*	9,355	104,776

Tucows, Inc., Class A (x)*	1,254	87,843
Twilio, Inc., Class A (x)*	8,406	198,382
Veritone, Inc. (x)*	332	7,702
Web.com Group, Inc.*	5,165	112,597
XO Group, Inc.*	2,590	47,811
Yelp, Inc.*	10,721	449,853
Yext, Inc. (x)*	3,024	36,379

		32,523,017

IT Services (1.2%)
Acxiom Corp.*	5,542	152,738
Blackhawk Network Holdings, Inc.*	7,290	259,889
Cardtronics plc, Class A*	6,236	115,491
Cass Information Systems, Inc.	1,602	93,252
CSG Systems International, Inc.	3,633	159,198
EPAM Systems, Inc.*	6,689	718,598
Everi Holdings, Inc.*	8,866	66,850
EVERTEC, Inc.	6,832	93,257
ExlService Holdings, Inc.*	4,426	267,109
Hackett Group, Inc. (The)	3,058	48,041
Information Services Group, Inc.*	3,082	12,852
MAXIMUS, Inc.	8,645	618,809
MoneyGram International, Inc.*	378	4,982
Perficient, Inc.*	375	7,151
Presidio, Inc.*	1,686	32,321
Science Applications International Corp.	5,811	444,948
ServiceSource International, Inc.*	6,861	21,200
StarTek, Inc.*	1,444	14,397
Sykes Enterprises, Inc.*	540	16,983
Syntel, Inc.*	4,415	101,501
TeleTech Holdings, Inc.	1,894	76,234
Travelport Worldwide Ltd.	3,190	41,693
Unisys Corp. (x)*	4,987	40,644
Virtusa Corp.*	2,624	115,666

		3,523,804

Semiconductors & Semiconductor Equipment (2.4%)
Advanced Energy Industries, Inc.*	5,322	359,129
Alpha & Omega Semiconductor Ltd.*	154	2,519
Ambarella, Inc.*	1,847	108,511
Amkor Technology, Inc.*	778	7,819
Aquantia Corp. (x)*	458	5,189
Axcelis Technologies, Inc.*	4,003	114,886
Brooks Automation, Inc.	9,209	219,635
Cabot Microelectronics Corp.	3,329	313,192
CEVA, Inc.*	2,935	135,450
Cirrus Logic, Inc.*	8,638	447,967
Cohu, Inc.	636	13,960
CyberOptics Corp.*	512	7,680
Diodes, Inc.*	1,375	39,421
Entegris, Inc.	19,072	580,742
FormFactor, Inc.*	9,765	152,822
Ichor Holdings Ltd.*	2,428	59,729
Impinj, Inc. (x)*	2,417	54,455
Inphi Corp. (x)*	5,672	207,595
Integrated Device Technology, Inc.*	17,978	534,486
Kopin Corp. (x)*	7,568	24,218

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/MORGAN STANLEY SMALL CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

	Number of Shares	Value (Note 1)

Lattice Semiconductor Corp.*	16,141	$93,295
MACOM Technology Solutions Holdings, Inc. (x)*	5,494	178,775
MaxLinear, Inc.*	8,262	218,282
MKS Instruments, Inc.	7,241	684,275
Monolithic Power Systems, Inc.	5,379	604,384
Nanometrics, Inc.*	2,734	68,131
NVE Corp.	619	53,234
PDF Solutions, Inc.*	3,598	56,489
Pixelworks, Inc.*	3,958	25,054
Power Integrations, Inc.	3,834	281,991
Rambus, Inc.*	3,735	53,112
Rudolph Technologies, Inc.*	3,731	89,171
Semtech Corp.*	8,631	295,180
Silicon Laboratories, Inc.*	5,634	497,482
SMART Global Holdings, Inc.*	478	16,109
Synaptics, Inc.*	4,571	182,566
Ultra Clean Holdings, Inc.*	4,432	102,335
Xcerra Corp.*	6,482	63,459
Xperi Corp.	6,608	161,235

		7,113,964

Software (7.7%)
8x8, Inc.*	11,950	168,495
A10 Networks, Inc.*	6,836	52,774
ACI Worldwide, Inc.*	15,565	352,859
American Software, Inc., Class A	2,262	26,307
Aspen Technology, Inc.*	9,861	652,798
Barracuda Networks, Inc.*	3,353	92,208
Blackbaud, Inc.	6,413	605,964
Blackline, Inc. (x)*	2,102	68,946
Bottomline Technologies de, Inc.*	4,708	163,273
BroadSoft, Inc.*	4,243	232,941
Callidus Software, Inc.*	9,012	258,194
CommVault Systems, Inc.*	5,341	280,403
Digimarc Corp. (x)*	1,328	48,007
Ebix, Inc. (x)	3,223	255,423
Ellie Mae, Inc. (x)*	81,365	7,274,030
Everbridge, Inc.*	2,358	70,080
Fair Isaac Corp.	4,020	615,864
ForeScout Technologies, Inc. (x)*	472	15,052
Glu Mobile, Inc.*	1,083	3,942
Guidewire Software, Inc.*	28,787	2,137,722
HubSpot, Inc.*	20,882	1,845,969
Imperva, Inc.*	4,535	180,040
Majesco*	934	5,016
MicroStrategy, Inc., Class A*	706	92,698
Mitek Systems, Inc.*	4,299	38,476
MobileIron, Inc.*	7,628	29,749
Model N, Inc.*	3,288	51,786
Monotype Imaging Holdings, Inc.	2,619	63,118
Park City Group, Inc. (x)*	1,689	16,130
Paycom Software, Inc. (x)*	6,625	532,186
Paylocity Holding Corp.*	3,521	166,050
Pegasystems, Inc.	4,966	234,147
Progress Software Corp.	5,366	228,431
Proofpoint, Inc.*	5,845	519,094
PROS Holdings, Inc.*	3,500	92,575
QAD, Inc., Class A	880	34,188
Qualys, Inc.*	4,272	253,543
Rapid7, Inc.*	2,748	51,278

RealPage, Inc.*	7,859	348,154
RingCentral, Inc., Class A*	8,730	422,532
Rosetta Stone, Inc.*	436	5,437
Silver Spring Networks, Inc.*	1,406	22,833
Telenav, Inc.*	2,167	11,919
Upland Software, Inc.*	1,008	21,833
Varonis Systems, Inc.*	2,568	124,676
VASCO Data Security International, Inc.*	390	5,421
Verint Systems, Inc.*	1,415	59,218
VirnetX Holding Corp. (x)*	7,146	26,440
Workiva, Inc.*	3,461	74,065
Xero Ltd.*	63,636	1,420,613
Zendesk, Inc.*	57,930	1,960,351
Zix Corp.*	7,353	32,206

		22,345,454

Technology Hardware, Storage & Peripherals (0.3%)
3D Systems Corp. (x)*	14,874	128,511
Avid Technology, Inc.*	3,330	17,949
CPI Card Group, Inc. (x)	588	2,158
Diebold Nixdorf, Inc.	10,230	167,261
Eastman Kodak Co.*	2,076	6,436
Electronics For Imaging, Inc.*	6,247	184,474
Immersion Corp. (x)*	4,027	28,431
Intevac, Inc.*	2,677	18,337
Pure Storage, Inc., Class A*	12,975	205,783
Quantum Corp.*	738	4,155
Stratasys Ltd.*	3,308	66,028
Super Micro Computer, Inc.*	1,207	25,256
USA Technologies, Inc.*	6,651	64,847

		919,626

Total Information Technology		72,108,125

Materials (3.9%)
Chemicals (1.4%)
A Schulman, Inc.	3,838	142,966
AdvanSix, Inc.*	3,499	147,203
Balchem Corp.	4,243	341,986
Calgon Carbon Corp.	553	11,779
Chase Corp.	949	114,355
Codexis, Inc.*	5,260	43,921
Ferro Corp.*	11,294	266,425
Flotek Industries, Inc. (x)*	918	4,278
Hawkins, Inc.	262	9,222
HB Fuller Co.	5,106	275,060
Ingevity Corp.*	5,716	402,807
KMG Chemicals, Inc.	1,736	114,715
Koppers Holdings, Inc.*	2,778	141,400
Kraton Corp.*	907	43,690
Kronos Worldwide, Inc.	2,995	77,181
Minerals Technologies, Inc.	2,680	184,518
OMNOVA Solutions, Inc.*	4,097	40,970
PolyOne Corp.	10,792	469,451
PQ Group Holdings, Inc.*	1,123	18,473
Quaker Chemical Corp.	1,729	260,716
Rayonier Advanced Materials, Inc. (x)	3,747	76,626
Sensient Technologies Corp.	5,965	436,340
Stepan Co.	1,716	135,513
Trinseo SA	4,148	301,145

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/MORGAN STANLEY SMALL CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

	Number of Shares	Value (Note 1)

Valhi, Inc.	142	$876

		4,061,616

Construction Materials (1.8%)
Eagle Materials, Inc.	14,463	1,638,658
Forterra, Inc. (x)*	2,594	28,793
Summit Materials, Inc., Class A*	64,469	2,026,912
United States Lime & Minerals, Inc.	5	386
US Concrete, Inc. (x)*	20,827	1,742,179

		5,436,928

Containers & Packaging (0.1%)
Greif, Inc., Class A	2,913	176,469
Greif, Inc., Class B	663	45,979
Myers Industries, Inc.	3,069	59,846

		282,294

Metals & Mining (0.2%)
Century Aluminum Co.*	479	9,408
Coeur Mining, Inc.*	4,150	31,125
Compass Minerals International, Inc. (x)	4,139	299,042
Klondex Mines Ltd. (x)*	7,129	18,607
Worthington Industries, Inc.	5,417	238,673

		596,855

Paper & Forest Products (0.4%)
Boise Cascade Co.	1,063	42,414
Deltic Timber Corp.	1,474	134,945
KapStone Paper and Packaging Corp.	11,786	267,424
Louisiana-Pacific Corp.*	18,291	480,321
Neenah Paper, Inc.	1,859	168,518
Schweitzer-Mauduit International, Inc.	750	34,020
Verso Corp., Class A*	317	5,570

		1,133,212

Total Materials		11,510,905

Real Estate (1.7%)
Equity Real Estate Investment Trusts (REITs) (1.5%)
Alexander’s, Inc. (REIT)	272	107,671
American Assets Trust, Inc. (REIT)	1,993	76,212
Armada Hoffler Properties, Inc. (REIT)	5,455	84,716
CareTrust REIT, Inc. (REIT)	9,421	157,896
City Office REIT, Inc. (REIT)	660	8,587
Clipper Realty, Inc. (REIT)	324	3,237
Community Healthcare Trust, Inc. (REIT)	398	11,184
EastGroup Properties, Inc. (REIT)	4,566	403,542
First Industrial Realty Trust, Inc. (REIT)	3,612	113,670
Four Corners Property Trust, Inc. (REIT)	5,847	150,268
GEO Group, Inc. (The) (REIT)	3,693	87,155
Global Medical REIT, Inc. (REIT) (x)	305	2,501

Gramercy Property Trust (REIT)	2,995	79,847
LTC Properties, Inc. (REIT)	2,161	94,112
MedEquities Realty Trust, Inc. (REIT)	955	10,715
Monmouth Real Estate Investment Corp. (REIT)	1,522	27,092
National Health Investors, Inc. (REIT)	2,421	182,495
National Storage Affiliates Trust (REIT)	732	19,954
NexPoint Residential Trust, Inc. (REIT)	168	4,694
Physicians Realty Trust (REIT)	13,288	239,051
Potlatch Corp. (REIT)	5,492	274,051
PS Business Parks, Inc. (REIT)	2,655	332,114
QTS Realty Trust, Inc. (REIT), Class A	6,582	356,480
Retail Opportunity Investments Corp. (REIT)	1,464	29,207
Rexford Industrial Realty, Inc. (REIT)	4,168	121,539
Ryman Hospitality Properties, Inc. (REIT)	5,958	411,220
Sabra Health Care REIT, Inc. (REIT)	3,995	74,986
Safety Income and Growth, Inc. (REIT)	228	4,013
Saul Centers, Inc. (REIT)	1,350	83,363
Terreno Realty Corp. (REIT)	1,846	64,721
UMH Properties, Inc. (REIT)	3,313	49,364
Universal Health Realty Income Trust (REIT)	1,745	131,067
Urban Edge Properties (REIT)	13,734	350,079
Washington REIT (REIT)	3,863	120,217

		4,267,020

Real Estate Management & Development (0.2%)
Altisource Portfolio Solutions SA (x)*	1,411	39,508
Consolidated-Tomoka Land Co.	511	32,449
HFF, Inc., Class A	4,998	243,102
Kennedy-Wilson Holdings, Inc.	8,669	150,407
Marcus & Millichap, Inc.*	2,094	68,285
Maui Land & Pineapple Co., Inc.*	913	15,795
Redfin Corp. (x)*	427	13,374
RMR Group, Inc. (The), Class A	920	54,556
Trinity Place Holdings, Inc.*	2,345	16,298

		633,774

Total Real Estate		4,900,794

Telecommunication Services (0.5%)
Diversified Telecommunication Services (0.4%)
Cogent Communications Holdings, Inc.	5,550	251,415
Consolidated Communications Holdings, Inc.	4,781	58,280
General Communication, Inc., Class A*	3,384	132,044
Globalstar, Inc. (x)*	49,348	64,646
IDT Corp., Class B*	1,472	15,603
Ooma, Inc.*	2,356	28,154

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/MORGAN STANLEY SMALL CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

	Number of Shares	Value (Note 1)

ORBCOMM, Inc.*	8,350	$85,003
Straight Path Communications, Inc., Class B*	1,324	240,690
Vonage Holdings Corp.*	27,582	280,509

		1,156,344

Wireless Telecommunication Services (0.1%)
Boingo Wireless, Inc.*	5,062	113,895
Shenandoah Telecommunications Co.	6,216	210,101

		323,996

Total Telecommunication Services		1,480,340

Utilities (0.4%)
Electric Utilities (0.1%)
MGE Energy, Inc.	2,337	147,465
Spark Energy, Inc., Class A (x)	1,458	18,079

		165,544

Gas Utilities (0.0%)
Chesapeake Utilities Corp.	253	19,873
New Jersey Resources Corp.	898	36,100
RGC Resources, Inc.	320	8,666
Southwest Gas Holdings, Inc.	623	50,138

		114,777

Independent Power and Renewable Electricity Producers (0.1%)
Atlantic Power Corp.*	11,299	26,553
Ormat Technologies, Inc.	2,552	163,225
Pattern Energy Group, Inc.	2,216	47,622

		237,400

Water Utilities (0.2%)
American States Water Co.	3,370	195,157
California Water Service Group	4,009	181,808
Evoqua Water Technologies Corp.*	2,398	56,857
Global Water Resources, Inc.	1,368	12,777
Middlesex Water Co.	1,881	75,071
Pure Cycle Corp.*	2,241	18,712
York Water Co. (The)	1,622	54,986

		595,368

Total Utilities		1,113,089

Total Common Stocks (98.3%) (Cost $218,218,407)		286,557,699

	Number of Rights	Value (Note 1)
RIGHTS:
Health Care (0.0%)
Biotechnology (0.0%)
Dyax Corp., CVR (r)*	22,179	18,464

Pharmaceuticals (0.0%)
Omthera Pharmaceuticals, Inc., CVR (r)*	899	—

Total Rights (0.0%) (Cost $—)		18,464

	Number of Shares	Value (Note 1)

SHORT-TERM INVESTMENTS:
Investment Company (0.2%)
JPMorgan Prime Money Market Fund, IM Shares	562,755	$562,811

	Principal Amount	Value (Note 1)
Repurchase Agreements (18.0%)
Bank of Nova Scotia,
1.35%, dated 12/29/17, due 1/2/18, repurchase price $1,000,150, collateralized by various U.S. Government Treasury Securities, ranging from 3.625%-3.875%, maturing 4/15/29-8/15/43; total market value $1,020,001. (xx)	$1,000,000	1,000,000
Bank of Nova Scotia (The),
1.39%, dated 12/29/17, due 1/2/18, repurchase price $2,300,355, collateralized by various U.S. Government Treasury Securities, ranging from 0.000%-3.750%, maturing 1/11/18-2/15/47; total market value $2,347,930. (xx)	2,300,000	2,300,000
Bank of Nova Scotia (The),
1.39%, dated 12/29/17, due 1/2/18, repurchase price $3,000,463, collateralized by various U.S. Government Treasury Securities, ranging from 0.000%-3.750%, maturing 1/11/18-2/15/47; total market value $3,062,517. (xx)	3,000,000	3,000,000
Citigroup Global Markets Ltd.,
1.40%, dated 12/29/17, due 1/2/18, repurchase price $3,200,498, collateralized by various Foreign Government Agency Securities, ranging from 1.625%-2.500%, maturing 3/16/21-7/29/25, U.S. Government Treasury Securities, ranging from 0.875%-7.250%, maturing from 8/15/20-2/15/47; total market value $3,264,000. (xx)	3,200,000	3,200,000
Citigroup Global Markets, Inc.,
1.60%, dated 12/29/17, due 1/2/18, repurchase price $5,000,889, collateralized by various Common Stocks; total market value $5,500,002. (xx)	5,000,000	5,000,000
Deutsche Bank AG,
1.81%, dated 12/29/17, due 1/2/18, repurchase price $4,000,804, collateralized by various Common Stocks, U.S. Government Treasury Securities, ranging from 1.875%-2.250%, maturing 4/30/22-8/15/46; total market value $4,448,885. (xx)	4,000,000	4,000,000

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/MORGAN STANLEY SMALL CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

	Principal Amount	Value (Note 1)

Deutsche Bank AG,
1.81%, dated 12/29/17, due 1/2/18, repurchase price $5,001,006, collateralized by various Common Stocks, U.S. Government Treasury Securities, ranging from 1.875%-2.250%, maturing 4/30/22-8/15/46; total market value $5,561,106. (xx)	$5,000,000	$5,000,000
Deutsche Bank AG,
1.81%, dated 12/29/17, due 1/2/18, repurchase price $2,700,543, collateralized by various Common Stocks, U.S. Government Treasury Securities, ranging from 1.875%-2.250%, maturing 4/30/22-8/15/46; total market value $3,002,997. (xx)	2,700,000	2,700,000
Deutsche Bank AG,
1.81%, dated 12/29/17, due 1/2/18, repurchase price $1,005,776, collateralized by various Common Stocks, U.S. Government Treasury Securities, ranging from 1.875%-2.250%, maturing 4/30/22-8/15/46; total market value $1,118,421. (xx)	1,005,574	1,005,574
Deutsche Bank AG,
1.55%, dated 12/29/17, due 1/2/18, repurchase price $3,600,620, collateralized by various Corporate Bonds, ranging from 1.750%-1.875%, maturing 9/5/19-4/14/22, Foreign Government Agency Securities, ranging from 1.875%-2.000%, maturing 3/15/19-5/2/25; total market value $3,672,002. (xx)	3,600,000	3,600,000
Macquarie Bank Ltd.,
1.42%, dated 12/29/17, due 1/2/18, repurchase price $1,000,158, collateralized by various U.S. Government Treasury Securities, ranging from 0.000%-3.750%, maturing 1/4/18-11/15/47; total market value $1,020,450. (xx)	1,000,000	1,000,000
NBC Global Finance Ltd.,
1.59%, dated 12/29/17, due 1/2/18, repurchase price $4,300,760, collateralized by various Common Stocks; total market value $4,783,435. (xx)	4,300,000	4,300,000
NBC Global Finance Ltd.,
1.59%, dated 12/29/17, due 1/2/18, repurchase price $3,800,671, collateralized by various Common Stocks; total market value $4,227,221. (xx)	3,800,000	3,800,000

NBC Global Finance Ltd.,
1.59%, dated 12/29/17, due 1/2/18, repurchase price $4,200,742, collateralized by various Common Stocks; total market value $4,672,192. (xx)	4,200,000	4,200,000
Nomura Securities Co. Ltd.,
1.40%, dated 12/29/17, due 1/2/18, repurchase price $2,000,311, collateralized by various U.S. Government Treasury Securities, ranging from 0.000%-2.000%, maturing 1/4/18-2/15/42; total market value $2,040,001. (xx)	2,000,000	2,000,000
RBS Securities, Inc.,
1.37%, dated 12/29/17, due 1/2/18, repurchase price $394,664, collateralized by various U.S. Government Treasury Securities, ranging from 1.750%-1.875%, maturing 2/28/22-9/30/22; total market value $402,498. (xx)	394,604	394,604
Societe Generale SA,
1.32%, dated 12/29/17, due 1/5/18, repurchase price $6,001,540, collateralized by various U.S. Government Treasury Securities, ranging from 0.000%-3.000%, maturing 11/15/21-11/15/46; total market value $6,120,002. (xx)	6,000,000	6,000,000

Total Repurchase Agreements		52,500,178

Total Short-Term Investments (18.2%) (Cost $53,063,045)		53,062,989

Total Investments in Securities (116.5%) (Cost $271,281,452)		339,639,152
Other Assets Less Liabilities (-16.5%)		(48,219,025)

Net Assets (100%)		$291,420,127

*	Non-income producing.
(r)	Value determined using significant unobservable inputs.
(x)	All or a portion of security is on loan at December 31, 2017.
(xx)	At December 31, 2017, the Portfolio had loaned securities with a total value of $51,019,196. This was secured by cash collateral of $52,500,178 which was subsequently invested in joint repurchase agreements with a total value of $52,500,178, as detailed in the Notes to the Financial Statements, for which the Portfolio has a proportionate interest as reported in the Portfolio of Investments as Repurchase Agreements, and $741,537 collateralized by various U.S. Government Treasury Securities, ranging from 0.000% – 8.000%, maturing 1/4/18 – 11/15/46.

Glossary:

ADR	— American Depositary Receipt
CVR	— Contingent Value Right
USD	— United States Dollar

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/MORGAN STANLEY SMALL CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

Futures contracts outstanding as of December 31, 2017 (Note 1):

Description	Number of Contracts	Expiration Date	Trading Currency	Notional Amount ($)	Value and Unrealized Appreciation (Depreciation) ($)
Long Contracts
Russell 2000 E-Mini Index	6	3/2018	USD	460,950	2,432

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2017:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Common Stocks
Consumer Discretionary	$59,649,811	$—	$—	$59,649,811
Consumer Staples	5,628,914	—	—	5,628,914
Energy	2,030,249	—	—	2,030,249
Financials	12,272,348	—	—	12,272,348
Health Care	73,964,593	—	—	73,964,593
Industrials	41,898,531	—	—	41,898,531
Information Technology	70,687,512	1,420,613	—	72,108,125
Materials	11,510,905	—	—	11,510,905
Real Estate	4,900,794	—	—	4,900,794
Telecommunication Services	1,480,340	—	—	1,480,340
Utilities	1,113,089	—	—	1,113,089
Futures	2,432	—	—	2,432
Rights
Health Care	—	—	18,464	18,464
Short-Term Investments
Investment Company	562,811	—	—	562,811
Repurchase Agreements	—	52,500,178	—	52,500,178

Total Assets	$285,702,329	$53,920,791	$18,464	$339,641,584

Total Liabilities	$—	$—	$—	$—

Total	$285,702,329	$53,920,791	$18,464	$339,641,584

There were no transfers between Levels 1, 2 or 3 during the year ended December 31, 2017.

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/MORGAN STANLEY SMALL CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

Fair Values of Derivative Instruments as of December 31, 2017:

	Statement of Assets and Liabilities
Derivatives Not Accounted for as Hedging Instrument^	Asset Derivatives	Fair Value
Equity contracts	Receivables, Net assets – Unrealized appreciation	$2,432	*

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Portfolio of Investments. Only variation margin is reported within the Statement of Assets & Liabilities.

The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2017:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instrument^	Futures
Equity contracts	$168,838

Amount of Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instrument^	Futures
Equity contracts	$6,059

^ This Portfolio held futures contracts as a substitute for investing in conventional securities.

The Portfolio held futures contracts with an average notional balance of approximately $1,460,000 during the year ended December 31, 2017.

Investment security transactions for the year ended December 31, 2017 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities (affiliated 11%)*	$136,071,276
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities (affiliated 13%)*	$160,825,894

* During the year ended December 31, 2017, the Portfolio engaged in purchases and sales of securities pursuant to Rule 17a-7 of the 1940 Act (amount is percentage of total Purchases and/or Sales).

As of December 31, 2017, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments in securities and derivative instruments, if applicable, for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$86,648,351
Aggregate gross unrealized depreciation	(18,342,000)

Net unrealized appreciation	$68,306,351

Federal income tax cost of investments in securities and derivative instruments, if applicable	$271,335,233

For the year ended December 31, 2017, the Portfolio incurred approximately $1,234 as brokerage commissions with Bank of America Corp. and $5,396 as brokerage commissions with Sanford C. Bernstein & Co., LLC, affiliated broker/dealers.

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/MORGAN STANLEY SMALL CAP GROWTH PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2017

ASSETS
Investments in Securities, at value (x):
Unaffiliated Issuers (Cost $218,781,274)	$287,138,974
Repurchase Agreements (Cost $52,500,178)	52,500,178
Cash	4,184,551
Foreign cash (Cost $705)	787
Cash held as collateral at broker	12,600
Receivable for securities sold	204,395
Securities lending income receivable	157,359
Dividends, interest and other receivables	73,947
Other assets	1,156

Total assets	344,273,947

LIABILITIES
Payable for return of collateral on securities loaned	52,500,178
Investment management fees payable	172,191
Payable to Separate Accounts for Portfolio shares redeemed	87,097
Administrative fees payable	29,987
Due to Custodian	8,300
Due to broker for futures variation margin	2,723
Trustees’ fees payable	308
Distribution fees payable – Class IB	26
Accrued expenses	53,010

Total liabilities	52,853,820

NET ASSETS	$291,420,127

Net assets were comprised of:
Paid in capital	$215,562,308
Accumulated undistributed net investment income (loss)	270,447
Accumulated undistributed net realized gain (loss)	7,227,158
Net unrealized appreciation (depreciation)	68,360,214

Net assets	$291,420,127

Class IB
Net asset value, offering and redemption price per share, $124,380 / 11,426 shares outstanding (unlimited amount authorized: $0.01 par value)	$10.89

Class K
Net asset value, offering and redemption price per share, $291,295,747 / 26,559,883 shares outstanding (unlimited amount authorized: $0.01 par value)	$10.97

(x)	Includes value of securities on loan of $51,019,196.

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2017

INVESTMENT INCOME
Dividends	$1,237,544
Interest	19,414
Securities lending (net)	741,455

Total income	1,998,413

EXPENSES
Investment management fees	2,189,912
Administrative fees	337,235
Custodian fees	69,000
Professional fees	62,048
Printing and mailing expenses	22,818
Trustees’ fees	6,315
Distribution fees – Class IB	280
Miscellaneous	9,093

Gross expenses	2,696,701
Less: Waiver from investment manager	(231,998)

Net expenses	2,464,703

NET INVESTMENT INCOME (LOSS)	(466,290)

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Investments in securities	39,844,738
Futures contracts	168,838
Foreign currency transactions	(2,751)

Net realized gain (loss)	40,010,825

Change in unrealized appreciation (depreciation) on:
Investments in securities	20,149,020
Futures contracts	6,059
Foreign currency translations	2,732

Net change in unrealized appreciation (depreciation)	20,157,811

NET REALIZED AND UNREALIZED GAIN (LOSS)	60,168,636

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$59,702,346

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/MORGAN STANLEY SMALL CAP GROWTH PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2017	2016
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$(466,290)	$(6,685)
Net realized gain (loss)	40,010,825	1,426,932
Net change in unrealized appreciation (depreciation)	20,157,811	20,637,105

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	59,702,346	22,057,352

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income
Class K	—	(5,145)
Distributions from net realized capital gains
Class IB	(12,139)	(2,060)
Class K	(28,459,016)	(5,259,528)

	(28,471,155)	(5,261,588)

TOTAL DIVIDENDS AND DISTRIBUTIONS	(28,471,155)	(5,266,733)

CAPITAL SHARES TRANSACTIONS:
Class IB
Capital shares issued in reinvestment of distributions [ 1,135 and 208 shares, respectively ]	12,139	2,060

Total Class IB transactions	12,139	2,060

Class K
Capital shares sold [ 340,832 and 891,836 shares, respectively ]	3,728,390	7,245,205
Capital shares issued in reinvestment of dividends and distributions [ 2,641,817 and 530,209 shares, respectively ]	28,459,016	5,264,673
Capital shares repurchased [ (2,551,624) and (2,958,168) shares, respectively ]	(27,725,325)	(26,935,229)

Total Class K transactions	4,462,081	(14,425,351)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	4,474,220	(14,423,291)

TOTAL INCREASE (DECREASE) IN NET ASSETS	35,705,411	2,367,328
NET ASSETS:
Beginning of year	255,714,716	253,347,388

End of year (a)	$291,420,127	$255,714,716

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$270,447	$226,068

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/MORGAN STANLEY SMALL CAP GROWTH PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,		May 1, 2015** to December 31, 2015		January 1, 2015 to April 13, 2015‡		April 21, 2014* to December 31, 2014
Class IB	2017	2016
Net asset value, beginning of period	$9.74	$9.14	$10.27		$10.06		$10.00

Income (loss) from investment operations:
Net investment income (loss) (e)	(0.05)	(0.02)	(0.05)		(0.02)		(0.05)
Net realized and unrealized gain (loss)	2.38	0.82	(0.76)		0.63		0.43

Total from investment operations	2.33	0.80	(0.81)		0.61		0.38

Less distributions:
Distributions from net realized gains	(1.18)	(0.20)	(0.32)		—		(0.32)

Net asset value, end of period	$10.89	$9.74	$9.14		$10.67		$10.06

Total return (b)	24.14%	8.77%	(7.82)%		(6.06)%		3.86%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$124	$100	$92		$—		$26
Ratio of expenses to average net assets:
After waivers and reimbursements (a)(f)	1.15%	1.18%	1.21%		1.23%		1.25%
Before waivers and reimbursements (a)(f)	1.24%	1.24%	1.21%		1.23%		5.83%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (a)(f)	(0.42)%	(0.25)%	(0.67	)%(l)	(0.69	)%(l)	(0.70	)%(l)
Before waivers and reimbursements (a)(f)	(0.50)%	(0.31)%	(0.67	)%(l)	(0.69	)%(l)	(5.28	)%(l)
Portfolio turnover rate (z)^	51%	41%	38%		38%		33%

	Year Ended December 31,				April 21, 2014* to December 31, 2014
Class K	2017	2016	2015
Net asset value, beginning of period	$9.78	$9.15	$10.08		$10.00

Income (loss) from investment operations:
Net investment income (loss) (e)	(0.02)	— #	(0.05)		(0.03)
Net realized and unrealized gain (loss)	2.39	0.83	(0.56)		0.43

Total from investment operations	2.37	0.83	(0.61)		0.40

Less distributions:
Dividends from net investment income	—	— #	—		—
Distributions from net realized gains	(1.18)	(0.20)	(0.32)		(0.32)

Total dividends and distributions	(1.18)	(0.20)	(0.32)		(0.32)

Net asset value, end of period	$10.97	$9.78	$9.15		$10.08

Total return (b)	24.45%	9.09%	(5.98)%		4.06%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$291,296	$255,614	$253,255		$273,720
Ratio of expenses to average net assets:
After waivers and reimbursements (a)(f)	0.90%	0.93%	0.96%		1.00%
Before waivers and reimbursements (a)(f)	0.98%	0.99%	0.96%		1.00%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (a)(f)	(0.17)%	— %‡‡	(0.44)%		(0.44	)%(l)
Before waivers and reimbursements (a)(f)	(0.25)%	(0.06)%	(0.45)%		(0.43	)%(l)
Portfolio turnover rate (z)^	51%	41%	38%		33%

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/MORGAN STANLEY SMALL CAP GROWTH PORTFOLIO

FINANCIAL HIGHLIGHTS (Continued)

*	Commencement of Operations.
**	Resumed operations.
‡	After the close of business on April 13, 2015, operations ceased and shares were fully redeemed.
‡‡	Amount is less than 0.005%.
#	Per share amount is less than $0.005.
^	Portfolio turnover rate excludes derivatives, if any.
(a)	Ratios for periods less than one year are annualized. Certain non-recurring expenses incurred by the Portfolio are not annualized for periods less than one year.
(b)	Total returns for periods less than one year are not annualized.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.
(l)	The annualized ratio of net investment income to average net assets may not be indicative of operating results for a full year.
(z)	Portfolio turnover rate for periods less than one year is not annualized.

See Notes to Financial Statements.

AXA/MUTUAL LARGE CAP EQUITY MANAGED VOLATILITY PORTFOLIO (Unaudited)

INVESTMENT MANAGER

➢	AXA Equitable Funds Management Group, LLC

INVESTMENT SUB-ADVISERS

➢	BlackRock Investment Management, LLC
➢	Franklin Mutual Advisers, LLC

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/17
	1 Year	5 Years	10 Years/ Since Incept.
Portfolio – Class IA Shares	14.17%	12.31%	5.49%
Portfolio – Class IB Shares	14.19	12.33	5.40
Portfolio – Class K Shares*	14.44	12.60	12.89
Volatility Managed Index – Large Cap Core	21.83	15.92	10.25
S&P 500® Index	21.83	15.79	8.50
* Date of inception 8/26/11. Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned 14.19% for the year ended December 31, 2017. This compares to the returns of the following benchmarks over the same period: the Volatility Managed Index — Large Cap Core and the S&P 500® Index, which returned 21.83% and 21.83%, respectively.

Portfolio Highlights

What helped performance during the year:

•	Underweighting in the telecommunication services and utilities sectors benefited relative performance.

•

South Korea-based Samsung Electronics is a low-cost provider of dynamic random-access memory and flash memory products, smartphones, consumer electronics, and other goods. For investors, Samsung’s solid operating results outweighed both the conviction of Samsung vice chairman Jay Y. Lee for his involvement in a government bribery scandal and escalating tensions between North Korea and the international community. Samsung reported strong sales in its core businesses, including memory chips and OLED (organic light-emitting diode) displays. Sales of its newest generation of smartphones during 2017 exceeded market expectations. Shareholder-friendly moves also boosted shares of Samsung, including a plan to cancel existing treasury shares held by the company and the announcement of significant dividend increases in 2017 and 2018.

•

Multinational software company Microsoft Corp. continued to reap the rewards of its rapidly growing cloud business and from shifting Microsoft Office software clients to its subscription-based services. Microsoft reported solid quarterly results, including an improvement in operating margins and upward guidance to 2018 operating margins.

•

Caterpillar Inc., a manufacturer of construction and mining equipment, raised its 2017 revenue and earnings guidance on multiple occasions during the year as demand generally improved across all of its divisions. Improved global economic conditions and a rebound in Chinese construction activity were significant catalysts for the increased demand.

What hurt performance during the year:

•

Security selection and underweighting in the information technology sector detracted from relative performance, as did security selection in the financials and consumer discretionary sectors. The information technology sector performed well during the year due to a rally in Internet and software stocks.

•

Israel-based pharmaceutical services provider Teva Pharmaceutical Industries experienced a challenging year. In January 2017, Teva provided lower earnings guidance and a U.S. federal court invalidated four patents for the company’s top-selling multiple sclerosis drug, Copaxone. The resignations of Teva’s chief executive officer (CEO) and chief financial officer in the first half of 2017 further hindered Teva’s stock price. In the second half of the year, weak operating results, a dividend cut and a debt rating downgrade escalated investor concerns.

•

The stock price of General Electric Corp. (GE), a U.S.-based industrials company with a wide range of business units, declined as investors became more discouraged about the company’s poor cash flow generation, significantly underfunded pension liability, bloated cost structure, and increased competition and overcapacity for the power market. Intensifying pressure by

AXA/MUTUAL LARGE CAP EQUITY MANAGED VOLATILITY PORTFOLIO (Unaudited)

activist investors led to chief executive officer (CEO) Jeffrey Immelt’s resignation in June 2017 and the promotion of John Flannery to CEO. However, GE’s stock price continued to slide after the company lowered its 2017 earnings guidance in October, which heightened investor concerns about a potential dividend cut. A dividend cut of 50%, larger than most investors had speculated, was subsequently announced in November, along with the incoming CEO’s plan for portfolio optimization and significant cost reductions.

•

Shares of U.S.-based drugstore chain Rite Aid steadily declined during the period as a deal to be acquired by Walgreens Boots Alliance fell apart. The transaction was mired in antitrust review by the Federal Trade Commission (FTC) and in June 2017, Walgreens terminated the merger agreement. Rite Aid subsequently agreed to sell a significant number of its stores and related distribution assets to Walgreens. The new agreement was approved by the FTC in September 2017, but investors were skeptical of Rite Aid’s ability to successfully compete against larger industry peers and potential new competitors, such as Amazon.com.

How derivatives contributed/detracted from performance during the year:

•

During the year, the Portfolio held currency forwards to somewhat hedge the currency risk of its non-U.S. dollar investments; the hedges had a negative impact on the Portfolio’s performance during the period.

•

The Portfolio maintains, or may invest in other portfolios that maintain, exposure to exchange-traded index futures, for purposes of liquidity and/or to adjust the Portfolio’s equity exposure during periods of high market volatility. The derivatives are typically offset by a roughly equal allocation to cash and cash equivalents, and had a minimal impact on performance relative to the index.

Portfolio Positioning and Outlook — Franklin Mutual Advisers, LLC

At period-end, equities remained the core of the Portfolio. Sector weightings that rose included consumer discretionary, energy and industrials, while the weightings of health care, consumer staples and financials were among those that declined during the year. Consistent with its investment strategy, the Portfolio maintained some exposure to distressed debt and reorganization securities and merger arbitrage strategies.

In many equity markets, the trend of growth stocks outpacing value stocks continued. However, history shows that periods of strong performance by growth stocks have eventually been followed by relatively weaker performance. Given that unemployment has continued to decline in most developed markets and the Federal Reserve has taken its first steps toward monetary normalization, value-oriented stocks may become more attractive to investors, particularly within cyclical sectors of the equity markets such as industrials, consumer discretionary and financials.

Merger and acquisition activity remained healthy in 2017, although the pace of activity appeared to decelerate slightly due to less favorable political and regulatory conditions in the U.S., the UK and China. Credit spreads narrowed in 2017 for higher quality and high yield credit, albeit with some minor bouts of volatility. The broad-based spread compression provided the Portfolio with the opportunity to exit a number of opportunities that presented themselves in early 2016, including several “hung deals,” as prices improved, spreads shrank and the risk-adjusted returns were no longer mispriced. As the year progressed and investors became more willing buyers of credit, mispriced risk became more difficult to find, in our opinion. In times when the credit markets fluctuate and value is difficult to easily identify, we believe our industry-specific expertise, deep fundamental analysis with a focus on cash flow, and intensive credit and covenant review combine seamlessly and provide us with different ways of looking at the same ideas others may disregard.

Sector Weightings as of December 31, 2017	% of Net Assets
Financials	16.2%
Information Technology	16.1
Health Care	11.5
Consumer Discretionary	10.7
Consumer Staples	8.1
Industrials	7.6
Energy	7.1
Investment Company	4.7
Materials	3.7
Real Estate	2.3
Telecommunication Services	1.9
Utilities	1.9
Repurchase Agreements	0.8
Cash and Other	7.4

100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees (in the case of Class IA and Class IB shares of the Portfolio), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2017 and held for the entire six-month period.

AXA/MUTUAL LARGE CAP EQUITY MANAGED VOLATILITY PORTFOLIO (Unaudited)

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/17	Ending Account Value 12/31/17	Expenses Paid During Period* 7/1/17 - 12/31/17
Class IA
Actual	$1,000.00	$1,068.06	$5.47
Hypothetical (5% average annual return before expenses)	1,000.00	1,019.91	5.35
Class IB
Actual	1,000.00	1,068.19	5.47
Hypothetical (5% average annual return before expenses)	1,000.00	1,019.91	5.35
Class K
Actual	1,000.00	1,069.12	4.17
Hypothetical (5% average annual return before expenses)	1,000.00	1,021.17	4.08

*  Expenses are equal to the Portfolio’s Class IA, Class IB and Class K shares annualized expense ratios of 1.05%, 1.05% and 0.80%, respectively, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

EQ ADVISORS TRUST

AXA/MUTUAL LARGE CAP EQUITY MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2017

	Number of Shares	Value (Note 1)
COMMON STOCKS:
Consumer Discretionary (9.8%)
Auto Components (0.3%)
Aptiv plc	3,057	$259,325
BorgWarner, Inc.	2,182	111,478
Goodyear Tire & Rubber Co. (The)	49,775	1,608,231
International Automotive Components Group North America, Inc., Class A (r)*	131,578	82,699

		2,061,733

Automobiles (0.8%)
Ford Motor Co.	44,807	559,639
General Motors Co.	106,333	4,358,590
Harley-Davidson, Inc. (x)	1,976	100,539

		5,018,768

Distributors (0.0%)
Genuine Parts Co.	1,713	162,752
LKQ Corp.*	3,536	143,809

		306,561

Diversified Consumer Services (0.0%)
H&R Block, Inc.	2,572	67,438

Hotels, Restaurants & Leisure (0.8%)
Caesars Entertainment Corp.*	15,473	195,733
Carnival Corp.	4,672	310,081
Chipotle Mexican Grill, Inc. (x)*	284	82,085
Darden Restaurants, Inc.	1,406	135,004
Hilton Worldwide Holdings, Inc.	2,393	191,105
Marriott International, Inc., Class A	3,522	478,041
McDonald’s Corp.	9,167	1,577,824
MGM Resorts International	5,864	195,799
Norwegian Cruise Line Holdings Ltd.*	2,045	108,896
Royal Caribbean Cruises Ltd.	1,971	235,101
Starbucks Corp.	16,372	940,244
Wyndham Worldwide Corp.	1,141	132,208
Wynn Resorts Ltd.	917	154,597
Yum Brands, Inc.	3,854	314,525

		5,051,243

Household Durables (0.2%)
DR Horton, Inc.	3,902	199,275
Garmin Ltd.	1,306	77,798
Leggett & Platt, Inc.	1,534	73,218
Lennar Corp., Class A	2,285	144,503
Mohawk Industries, Inc.*	743	204,994
Newell Brands, Inc.	5,578	172,360
PulteGroup, Inc.	2,972	98,819
Whirlpool Corp.	823	138,791

		1,109,758

Internet & Direct Marketing Retail (1.2%)
Amazon.com, Inc.*	4,600	5,379,562
Expedia, Inc.	1,453	174,026
Netflix, Inc.*	4,989	957,688
Priceline Group, Inc. (The)*	562	976,610
TripAdvisor, Inc. (x)*	1,260	43,420

		7,531,306

Leisure Products (0.0%)
Hasbro, Inc.	1,292	117,430
Mattel, Inc. (x)	3,644	56,045

		173,475

Media (5.1%)
CBS Corp. (Non-Voting), Class B	4,156	245,204
Charter Communications, Inc., Class A*	19,717	6,624,123
Comcast Corp., Class A	53,650	2,148,683
Discovery Communications, Inc., Class A (x)*	2,010	44,984
Discovery Communications, Inc., Class C*	2,073	43,885
DISH Network Corp., Class A*	60,606	2,893,937
Interpublic Group of Cos., Inc. (The)	4,379	88,281
News Corp., Class A	4,557	73,869
News Corp., Class B	1,628	27,025
Omnicom Group, Inc. (x)	2,644	192,563
Scripps Networks Interactive, Inc., Class A	1,091	93,150
Sky plc*	227,273	3,105,349
Time Warner, Inc.	83,105	7,601,613
Tribune Co. Litigation, Class 1C (r)*	24,151	—
Twenty-First Century Fox, Inc., Class A	12,058	416,363
Twenty-First Century Fox, Inc., Class B	5,051	172,340
Viacom, Inc., Class B	4,109	126,598
Walt Disney Co. (The)	72,090	7,750,395

		31,648,362

Multiline Retail (0.2%)
Dollar General Corp.	2,985	277,635
Dollar Tree, Inc.*	2,713	291,132
Kohl’s Corp.	1,921	104,176
Macy’s, Inc.	3,452	86,956
Nordstrom, Inc. (x)	1,304	61,784
Target Corp.	6,257	408,268

		1,229,951

Specialty Retail (0.9%)
Advance Auto Parts, Inc.	846	84,338
AutoZone, Inc.*	309	219,813
Best Buy Co., Inc.	2,879	197,125
CarMax, Inc.*	2,035	130,505
Foot Locker, Inc.	1,522	71,351
Gap, Inc. (The)	2,563	87,296
Home Depot, Inc. (The)	13,435	2,546,335
L Brands, Inc.	2,837	170,844
Lowe’s Cos., Inc.	9,576	889,993
O’Reilly Automotive, Inc.*	976	234,767
Ross Stores, Inc.	4,459	357,835
Signet Jewelers Ltd.	743	42,017
Tiffany & Co.	1,170	121,622
TJX Cos., Inc. (The)	7,289	557,317
Tractor Supply Co.	1,519	113,545
Ulta Beauty, Inc.*	680	152,089

		5,976,792

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/MUTUAL LARGE CAP EQUITY MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

	Number of Shares	Value (Note 1)
Textiles, Apparel & Luxury Goods (0.3%)
Hanesbrands, Inc. (x)	4,356	$91,084
Michael Kors Holdings Ltd.*	1,805	113,625
NIKE, Inc., Class B	15,180	949,508
PVH Corp.	897	123,077
Ralph Lauren Corp. (x)	640	66,362
Tapestry, Inc.	3,295	145,738
Under Armour, Inc., Class A (x)*	1,748	25,224
Under Armour, Inc., Class C (x)*	2,307	30,729
VF Corp.	3,743	276,982

		1,822,329

Total Consumer Discretionary		61,997,716

Consumer Staples (8.1%)
Beverages (1.3%)
Brown-Forman Corp., Class B	2,269	155,812
Coca-Cola Co. (The)	44,152	2,025,694
Constellation Brands, Inc., Class A	1,969	450,054
Dr Pepper Snapple Group, Inc.	2,036	197,614
Molson Coors Brewing Co., Class B	2,176	178,584
Monster Beverage Corp.*	4,752	300,754
PepsiCo, Inc.	38,802	4,653,137

		7,961,649

Food & Staples Retailing (2.7%)
Costco Wholesale Corp.	5,025	935,253
CVS Health Corp.	72,391	5,248,347
Kroger Co. (The)	176,748	4,851,733
Rite Aid Corp. (x)*	181,997	358,534
Sysco Corp.	5,437	330,189
Walgreens Boots Alliance, Inc.	56,069	4,071,731
Wal-Mart Stores, Inc.	16,851	1,664,036

		17,459,823

Food Products (0.5%)
Archer-Daniels-Midland Co.	6,445	258,316
Campbell Soup Co. (x)	2,166	104,206
Conagra Brands, Inc.	4,689	176,635
General Mills, Inc.	6,471	383,666
Hershey Co. (The)	1,645	186,724
Hormel Foods Corp.	3,112	113,246
JM Smucker Co. (The)	1,342	166,730
Kellogg Co.	2,847	193,539
Kraft Heinz Co. (The)	6,839	531,800
McCormick & Co., Inc. (Non-Voting)	1,391	141,757
Mondelez International, Inc., Class A	17,089	731,408
Tyson Foods, Inc., Class A	3,423	277,503

		3,265,530

Household Products (1.0%)
Church & Dwight Co., Inc.	2,912	146,095
Clorox Co. (The)	1,517	225,639
Colgate-Palmolive Co.	10,091	761,366
Energizer Holdings, Inc.	36,586	1,755,396
Kimberly-Clark Corp.	4,048	488,432
Procter & Gamble Co. (The)	29,312	2,693,186

		6,070,114

Personal Products (0.1%)
Coty, Inc., Class A	5,381	107,028
Estee Lauder Cos., Inc. (The), Class A	2,565	326,371

		433,399

Tobacco (2.5%)
Altria Group, Inc.	69,385	4,954,783
British American Tobacco plc	84,142	5,700,665
British American Tobacco plc (ADR)	31,065	2,081,044
Imperial Brands plc	34,496	1,474,557
Philip Morris International, Inc.	17,867	1,887,649

		16,098,698

Total Consumer Staples		51,289,213

Energy (7.1%)
Energy Equipment & Services (0.7%)
Baker Hughes a GE Co.	78,562	2,485,702
Halliburton Co.	10,117	494,418
Helmerich & Payne, Inc. (x)	1,227	79,313
National Oilwell Varco, Inc.	4,400	158,488
Schlumberger Ltd.	15,918	1,072,714
TechnipFMC plc	5,127	160,526

		4,451,161

Oil, Gas & Consumable Fuels (6.4%)
Anadarko Petroleum Corp.	85,886	4,606,924
Andeavor	1,629	186,260
Apache Corp.	4,498	189,906
BP plc	312,384	2,204,567
Cabot Oil & Gas Corp.	5,269	150,693
Chesapeake Energy Corp. (x)*	9,104	36,052
Chevron Corp.	21,834	2,733,398
Cimarex Energy Co.	1,101	134,333
Concho Resources, Inc.*	1,704	255,975
ConocoPhillips	13,750	754,738
Devon Energy Corp.	6,023	249,352
EOG Resources, Inc.	6,694	722,350
EQT Corp.	2,827	160,913
Exxon Mobil Corp.	48,707	4,073,853
Hess Corp.	3,150	149,531
Kinder Morgan, Inc.	255,422	4,615,475
Marathon Oil Corp.	214,459	3,630,791
Marathon Petroleum Corp.	5,615	370,478
Newfield Exploration Co.*	2,368	74,663
Noble Energy, Inc.	5,732	167,030
Occidental Petroleum Corp.	8,871	653,438
ONEOK, Inc.	4,499	240,472
Phillips 66	4,922	497,860
Pioneer Natural Resources Co.	1,949	336,885
Plains GP Holdings LP, Class A	72,303	1,587,051
Range Resources Corp.	2,296	39,170
Royal Dutch Shell plc, Class A	195,869	6,541,157
Valero Energy Corp.	5,060	465,065
Williams Cos., Inc. (The)	137,414	4,189,753

		40,018,133

Total Energy		44,469,294

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/MUTUAL LARGE CAP EQUITY MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

	Number of Shares	Value (Note 1)
Financials (16.2%)
Banks (7.7%)
Bank of America Corp.	111,603	$3,294,521
Barclays plc	716,937	1,965,952
BB&T Corp.	9,075	451,209
CIT Group, Inc.	53,530	2,635,282
Citigroup, Inc.	95,113	7,077,358
Citizens Financial Group, Inc.	143,729	6,033,743
Comerica, Inc.	1,964	170,495
FCB Financial Holdings, Inc., Class A*	39,554	2,009,343
Fifth Third Bancorp	8,117	246,270
Guaranty Bancorp	18,334	506,935
Huntington Bancshares, Inc.	12,488	181,825
JPMorgan Chase & Co.	92,716	9,915,049
KeyCorp	12,404	250,189
M&T Bank Corp.	1,741	297,694
People’s United Financial, Inc.	4,157	77,736
PNC Financial Services Group, Inc. (The)‡	33,254	4,798,220
Regions Financial Corp.	13,237	228,735
SunTrust Banks, Inc.	5,498	355,116
US Bancorp	18,064	967,869
Wells Fargo & Co.	102,847	6,239,727
Zions Bancorp	2,316	117,722

		47,820,990

Capital Markets (1.3%)
Affiliated Managers Group, Inc.	617	126,639
Ameriprise Financial, Inc.	1,671	283,184
Bank of New York Mellon Corp. (The)	11,693	629,785
BlackRock, Inc.‡	1,421	729,982
Cboe Global Markets, Inc.	1,317	164,085
Charles Schwab Corp. (The)	13,807	709,266
CME Group, Inc.	3,946	576,313
E*TRADE Financial Corp.*	3,124	154,857
Franklin Resources, Inc.	3,854	166,994
Goldman Sachs Group, Inc. (The)	4,037	1,028,466
Intercontinental Exchange, Inc.	6,742	475,716
Invesco Ltd.	4,661	170,313
Lehman Brothers Holdings, Inc.*	10,579,142	234,857
Moody’s Corp.	1,904	281,049
Morgan Stanley	16,013	840,202
Nasdaq, Inc.	1,278	98,189
Northern Trust Corp.	2,461	245,829
Raymond James Financial, Inc.	1,470	131,271
S&P Global, Inc.	2,944	498,714
State Street Corp.	4,284	418,161
T. Rowe Price Group, Inc.	2,831	297,057

		8,260,929

Consumer Finance (1.1%)
Ally Financial, Inc.	61,869	1,804,100
American Express Co.	8,287	822,982
Capital One Financial Corp.	37,386	3,722,897
Discover Financial Services	4,161	320,064
Navient Corp.	2,821	37,576
Synchrony Financial	8,355	322,587

		7,030,206

Diversified Financial Services (1.2%)
Berkshire Hathaway, Inc., Class B*	22,122	4,385,022
Leucadia National Corp.	3,440	91,126
Voya Financial, Inc.	65,348	3,232,766

		7,708,914

Insurance (4.9%)
Aflac, Inc.	4,528	397,468
Alleghany Corp.*	7,753	4,621,486
Allstate Corp. (The)	4,140	433,499
American International Group, Inc.	112,762	6,718,359
Aon plc	2,857	382,838
Arthur J Gallagher & Co	2,152	136,179
Assurant, Inc.	631	63,630
Brighthouse Financial, Inc.*	7,288	427,368
Chubb Ltd.	29,162	4,261,443
Cincinnati Financial Corp.	1,749	131,123
Everest Re Group Ltd.	489	108,196
Hartford Financial Services Group, Inc. (The)	49,120	2,764,474
Lincoln National Corp.	2,538	195,096
Loews Corp.	3,223	161,247
Marsh & McLennan Cos., Inc.	5,872	477,922
MetLife, Inc.	83,942	4,244,108
Principal Financial Group, Inc.	3,079	217,254
Progressive Corp. (The)	6,666	375,429
Prudential Financial, Inc.	4,892	562,482
Torchmark Corp.	1,262	114,476
Travelers Cos., Inc. (The)	3,161	428,758
Unum Group	2,665	146,282
Willis Towers Watson plc	1,487	224,076
XL Group Ltd.	97,825	3,439,527

		31,032,720

Total Financials		101,853,759

Health Care (11.5%)
Biotechnology (1.2%)
AbbVie, Inc.	18,345	1,774,144
Alexion Pharmaceuticals, Inc.*	2,557	305,792
Amgen, Inc.	8,359	1,453,629
Biogen, Inc.*	2,446	779,222
Celgene Corp.*	9,057	945,189
Gilead Sciences, Inc.	15,065	1,079,257
Incyte Corp.*	2,015	190,841
Regeneron Pharmaceuticals, Inc.*	880	330,845
Vertex Pharmaceuticals, Inc.*	2,944	441,188

		7,300,107

Health Care Equipment & Supplies (3.3%)
Abbott Laboratories	20,046	1,144,025
Align Technology, Inc.*	822	182,640
Baxter International, Inc.	5,743	371,228
Becton Dickinson and Co.	3,066	656,290
Boston Scientific Corp.*	15,720	389,699
Cooper Cos., Inc. (The)	540	117,655
Danaher Corp.	7,088	657,908
DENTSPLY SIRONA, Inc.	2,693	177,280
Edwards Lifesciences Corp.*	2,419	272,645
Hologic, Inc.*	3,129	133,765

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/MUTUAL LARGE CAP EQUITY MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

	Number of Shares	Value (Note 1)
IDEXX Laboratories, Inc.*	1,018	$159,195
Intuitive Surgical, Inc.*	1,303	475,517
Medtronic plc	131,717	10,636,148
ResMed, Inc.	1,653	139,993
Stryker Corp.	31,272	4,842,156
Varian Medical Systems, Inc.*	1,036	115,151
Zimmer Biomet Holdings, Inc.	2,316	279,472

		20,750,767

Health Care Providers & Services (1.2%)
Aetna, Inc.	3,749	676,282
AmerisourceBergen Corp.	1,901	174,550
Anthem, Inc.	2,953	664,455
Cardinal Health, Inc.	3,609	221,123
Centene Corp.*	1,976	199,339
Cigna Corp.	2,836	575,963
DaVita, Inc.*	1,694	122,392
Envision Healthcare Corp.*	1,348	46,587
Express Scripts Holding Co.*	6,502	485,309
HCA Healthcare, Inc.*	3,220	282,845
Henry Schein, Inc.*	1,746	122,010
Humana, Inc.	1,625	403,114
Laboratory Corp. of America Holdings*	1,200	191,412
McKesson Corp.	2,409	375,684
Patterson Cos., Inc.	949	34,287
Quest Diagnostics, Inc.	1,520	149,705
UnitedHealth Group, Inc.	11,141	2,456,144
Universal Health Services, Inc., Class B	1,014	114,937

		7,296,138

Health Care Technology (0.0%)
Cerner Corp.*	3,609	243,211

Life Sciences Tools & Services (0.3%)
Agilent Technologies, Inc.	3,681	246,517
Illumina, Inc.*	1,673	365,533
IQVIA Holdings, Inc.*	1,632	159,773
Mettler-Toledo International, Inc.*	292	180,900
PerkinElmer, Inc.	1,289	94,252
Thermo Fisher Scientific, Inc.	4,627	878,574
Waters Corp.*	900	173,871

		2,099,420

Pharmaceuticals (5.5%)
Allergan plc	3,830	626,511
Bristol-Myers Squibb Co.	18,788	1,151,329
Eli Lilly & Co.	105,873	8,942,033
Johnson & Johnson	30,898	4,317,069
Merck & Co., Inc.	185,091	10,415,071
Mylan NV*	6,144	259,953
Novartis AG (ADR)	73,426	6,164,847
Perrigo Co. plc	1,451	126,469
Pfizer, Inc.	68,585	2,484,149
Zoetis, Inc.	5,623	405,081

		34,892,512

Total Health Care		72,582,155

Industrials (7.6%)
Aerospace & Defense (1.1%)
Arconic, Inc.	4,776	130,146
BAE Systems plc	21,435	165,829
Boeing Co. (The)	6,438	1,898,630
General Dynamics Corp.	3,191	649,209
L3 Technologies, Inc.	873	172,723
Lockheed Martin Corp.	2,870	921,414
Northrop Grumman Corp.	1,995	612,285
Raytheon Co.	3,325	624,601
Rockwell Collins, Inc.	1,861	252,389
Textron, Inc.	3,024	171,128
TransDigm Group, Inc.	572	157,083
United Technologies Corp.	8,574	1,093,785

		6,849,222

Air Freight & Logistics (0.3%)
CH Robinson Worldwide, Inc.	1,585	141,208
Expeditors International of Washington, Inc.	2,027	131,127
FedEx Corp.	2,827	705,450
United Parcel Service, Inc., Class B	7,891	940,212

		1,917,997

Airlines (0.2%)
Alaska Air Group, Inc.	1,403	103,135
American Airlines Group, Inc.	4,810	250,264
Delta Air Lines, Inc.	7,484	419,104
Southwest Airlines Co.	6,309	412,924
United Continental Holdings, Inc.*	2,921	196,875

		1,382,302

Building Products (0.5%)
Allegion plc	1,115	88,709
AO Smith Corp.	1,681	103,012
Fortune Brands Home & Security, Inc.	1,748	119,633
Johnson Controls International plc	66,430	2,531,648
Masco Corp.	3,650	160,381

		3,003,383

Commercial Services & Supplies (0.1%)
Cintas Corp.	976	152,090
Republic Services, Inc.	2,575	174,096
Stericycle, Inc.*	910	61,871
Waste Management, Inc.	4,545	392,233

		780,290

Construction & Engineering (0.3%)
Fluor Corp.	38,811	2,004,589
Jacobs Engineering Group, Inc.	1,365	90,035
Quanta Services, Inc.*	1,720	67,269

		2,161,893

Electrical Equipment (0.9%)
Acuity Brands, Inc.	455	80,080
AMETEK, Inc.	2,694	195,234
Eaton Corp. plc	5,096	402,635
Emerson Electric Co.	7,450	519,191

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/MUTUAL LARGE CAP EQUITY MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

	Number of Shares	Value (Note 1)
Rockwell Automation, Inc.	1,471	$288,831
Sensata Technologies Holding NV (x)*	81,934	4,187,646

		5,673,617

Industrial Conglomerates (1.5%)
3M Co.	6,871	1,617,227
General Electric Co.	358,965	6,263,939
Honeywell International, Inc.	8,786	1,347,421
Roper Technologies, Inc.	1,171	303,289

		9,531,876

Machinery (1.6%)
Caterpillar, Inc.	27,358	4,311,073
CNH Industrial NV	190,320	2,550,730
Cummins, Inc.	1,805	318,835
Deere & Co.	3,664	573,453
Dover Corp.	1,783	180,065
Flowserve Corp.	1,443	60,794
Fortive Corp.	3,494	252,791
Illinois Tool Works, Inc.	3,548	591,984
Ingersoll-Rand plc	2,815	251,070
PACCAR, Inc.	4,025	286,097
Parker-Hannifin Corp.	1,525	304,360
Pentair plc	1,852	130,788
Snap-on, Inc.	660	115,038
Stanley Black & Decker, Inc.	1,755	297,806
Xylem, Inc.	2,054	140,083

		10,364,967

Professional Services (0.6%)
Equifax, Inc.	1,379	162,612
IHS Markit Ltd.*	4,282	193,332
Nielsen Holdings plc	3,848	140,067
RELX plc	120,696	2,833,835
Robert Half International, Inc.	1,454	80,755
Verisk Analytics, Inc.*	1,809	173,664

		3,584,265

Road & Rail (0.4%)
CSX Corp.	10,281	565,558
JB Hunt Transport Services, Inc.	940	108,081
Kansas City Southern	1,198	126,054
Norfolk Southern Corp.	3,302	478,460
Union Pacific Corp.	9,051	1,213,738

		2,491,891

Trading Companies & Distributors (0.1%)
Fastenal Co.	3,389	185,344
United Rentals, Inc.*	979	168,300
WW Grainger, Inc.	578	136,553

		490,197

Total Industrials		48,231,900

Information Technology (16.1%)
Communications Equipment (1.7%)
Cisco Systems, Inc.	212,722	8,147,252
F5 Networks, Inc.*	719	94,347
Harris Corp.	1,372	194,344
Juniper Networks, Inc.	4,259	121,382
Motorola Solutions, Inc.	1,848	166,948
Nokia OYJ (x)	274,476	1,282,411
Nokia OYJ (ADR)	189,530	883,210

		10,889,894

Electronic Equipment, Instruments & Components (0.2%)
Amphenol Corp., Class A	3,499	307,212
Corning, Inc.	9,992	319,644
FLIR Systems, Inc.	1,490	69,464
TE Connectivity Ltd.	4,048	384,722

		1,081,042

Internet Software & Services (2.0%)
Akamai Technologies, Inc.*	1,925	125,202
Alphabet, Inc., Class A*	3,429	3,612,109
Alphabet, Inc., Class C*	3,471	3,632,054
eBay, Inc.*	11,177	421,820
Facebook, Inc., Class A*	27,431	4,840,474
VeriSign, Inc. (x)*	948	108,489

		12,740,148

IT Services (2.6%)
Accenture plc, Class A	7,132	1,091,838
Alliance Data Systems Corp.	559	141,695
Automatic Data Processing, Inc.	5,091	596,614
Cognizant Technology Solutions Corp., Class A	67,343	4,782,700
CSRA, Inc.	1,742	52,121
DXC Technology Co.	15,848	1,503,975
Fidelity National Information Services, Inc.	3,892	366,198
Fiserv, Inc.*	2,411	316,154
Gartner, Inc.*	1,081	133,125
Global Payments, Inc.	1,830	183,439
International Business Machines Corp.	9,878	1,515,483
Mastercard, Inc., Class A	10,646	1,611,379
Paychex, Inc.	3,664	249,445
PayPal Holdings, Inc.*	13,056	961,183
Total System Services, Inc.	1,939	153,356
Visa, Inc., Class A	20,858	2,378,229
Western Union Co. (The)	5,123	97,388

		16,134,322

Semiconductors & Semiconductor Equipment (1.6%)
Advanced Micro Devices, Inc. (x)*	8,989	92,407
Analog Devices, Inc.	4,212	374,994
Applied Materials, Inc.	12,374	632,559
Broadcom Ltd.	4,689	1,204,604
Intel Corp.	53,833	2,484,932
KLA-Tencor Corp.	1,849	194,274
Lam Research Corp.	1,861	342,554
Microchip Technology, Inc. (x)	2,666	234,288
Micron Technology, Inc.*	13,261	545,292
NVIDIA Corp.	6,967	1,348,115
Qorvo, Inc.*	1,443	96,104
QUALCOMM, Inc.	16,926	1,083,603
Skyworks Solutions, Inc.	2,099	199,300
Texas Instruments, Inc.	11,342	1,184,558
Xilinx, Inc.	2,946	198,619

		10,216,203

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/MUTUAL LARGE CAP EQUITY MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

	Number of Shares	Value (Note 1)
Software (5.1%)
Activision Blizzard, Inc.	8,771	$555,380
Adobe Systems, Inc.*	5,699	998,693
ANSYS, Inc.*	1,007	148,623
Autodesk, Inc.*	2,511	263,228
Avaya Holdings Corp. (x)*	79,407	1,393,590
CA, Inc.	108,069	3,596,537
Cadence Design Systems, Inc.*	3,265	136,542
Citrix Systems, Inc.*	1,666	146,608
Dell Technologies, Inc., Class V*	14,073	1,143,853
Electronic Arts, Inc.*	3,537	371,597
Intuit, Inc.	2,789	440,048
Microsoft Corp.	176,929	15,134,508
Oracle Corp.	35,040	1,656,691
Red Hat, Inc.*	2,033	244,163
salesforce.com, Inc.*	7,898	807,413
Symantec Corp.	198,105	5,558,827
Synopsys, Inc.*	1,721	146,698

		32,742,999

Technology Hardware, Storage & Peripherals (2.9%)
Apple, Inc.	59,058	9,994,386
Hewlett Packard Enterprise Co.	164,743	2,365,709
HP, Inc.	19,135	402,026
NetApp, Inc.	3,022	167,177
Samsung Electronics Co. Ltd.	2,153	5,124,324
Seagate Technology plc	3,391	141,879
Western Digital Corp.	3,378	268,652
Xerox Corp.	2,300	67,045

		18,531,198

Total Information Technology		102,335,806

Materials (3.7%)
Chemicals (1.5%)
Air Products & Chemicals, Inc.	2,497	409,708
Albemarle Corp.	1,258	160,886
CF Industries Holdings, Inc.	2,704	115,028
DowDuPont, Inc.	26,901	1,915,889
Eastman Chemical Co.	1,605	148,687
Ecolab, Inc.	2,984	400,393
FMC Corp.	1,596	151,077
International Flavors & Fragrances, Inc.	939	143,301
LyondellBasell Industries NV, Class A	3,718	410,170
Monsanto Co.	35,081	4,096,760
Mosaic Co. (The)	4,030	103,410
PPG Industries, Inc.	2,938	343,217
Praxair, Inc.	3,277	506,886
Sherwin-Williams Co. (The)	942	386,258

		9,291,670

Construction Materials (0.4%)
LafargeHolcim Ltd. (Registered)*	38,560	2,174,428
Martin Marietta Materials, Inc.	698	154,286
Vulcan Materials Co.	1,561	200,386

		2,529,100

Containers & Packaging (1.2%)
Avery Dennison Corp.	1,061	121,866
Ball Corp.	4,091	154,844
International Paper Co.	68,728	3,982,100
Packaging Corp. of America	1,090	131,400
Sealed Air Corp.	2,062	101,657
WestRock Co.	49,600	3,135,216

		7,627,083

Metals & Mining (0.6%)
Freeport-McMoRan, Inc.*	15,415	292,268
Newmont Mining Corp.	6,086	228,347
Nucor Corp.	3,645	231,749
thyssenkrupp AG	75,553	2,195,145
Warrior Met Coal, Inc.	25,742	647,411

		3,594,920

Total Materials		23,042,773

Real Estate (2.3%)
Equity Real Estate Investment Trusts (REITs) (2.2%)
Alexander’s, Inc. (REIT)	6,453	2,554,420
Alexandria Real Estate Equities, Inc. (REIT)	1,090	142,343
American Tower Corp. (REIT)	4,917	701,508
Apartment Investment & Management Co. (REIT), Class A	1,916	83,748
AvalonBay Communities, Inc. (REIT)	1,582	282,245
Boston Properties, Inc. (REIT)	1,763	229,243
Crown Castle International Corp. (REIT)	4,654	516,641
Digital Realty Trust, Inc. (REIT)	2,344	266,982
Duke Realty Corp. (REIT)	4,109	111,806
Equinix, Inc. (REIT)	911	412,883
Equity Residential (REIT)	4,208	268,344
Essex Property Trust, Inc. (REIT)	740	178,614
Extra Space Storage, Inc. (REIT)	1,468	128,377
Federal Realty Investment Trust (REIT)	830	110,232
GGP, Inc. (REIT)	7,355	172,033
HCP, Inc. (REIT)	5,340	139,267
Host Hotels & Resorts, Inc. (REIT)	8,697	172,635
Iron Mountain, Inc. (REIT)	3,057	115,341
JBG SMITH Properties (REIT)	13,896	482,608
Kimco Realty Corp. (REIT)	5,174	93,908
Macerich Co. (The) (REIT)	1,190	78,159
Mid-America Apartment Communities, Inc. (REIT)	1,282	128,918
Prologis, Inc. (REIT)	6,093	393,059
Public Storage (REIT)	1,714	358,226
Realty Income Corp. (REIT)	3,204	182,692
Regency Centers Corp. (REIT)	1,665	115,185
SBA Communications Corp. (REIT)*	1,331	217,432
Simon Property Group, Inc. (REIT)	3,561	611,566
SL Green Realty Corp. (REIT)	1,081	109,105
UDR, Inc. (REIT)	2,976	114,636
Ventas, Inc. (REIT)	4,080	244,841
Vornado Realty Trust (REIT)	43,462	3,397,859
Welltower, Inc. (REIT)	4,226	269,492
Weyerhaeuser Co. (REIT)	8,626	304,153

		13,688,501

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/MUTUAL LARGE CAP EQUITY MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

	Number of Shares	Value (Note 1)
Real Estate Management & Development (0.1%)
CBRE Group, Inc., Class A*	3,510	$152,018
VICI Properties, Inc.*	18,831	386,036

		538,054

Total Real Estate		14,226,555

Telecommunication Services (1.5%)
Diversified Telecommunication Services (1.2%)
AT&T, Inc.	70,593	2,744,655
CenturyLink, Inc.	11,506	191,920
Koninklijke KPN NV	581,020	2,027,274
Verizon Communications, Inc.	46,905	2,482,682

		7,446,531

Wireless Telecommunication Services (0.3%)
Vodafone Group plc	576,530	1,829,245

Total Telecommunication Services		9,275,776

Utilities (1.9%)
Electric Utilities (1.1%)
Alliant Energy Corp.	2,574	109,678
American Electric Power Co., Inc.	5,635	414,567
Duke Energy Corp.	8,018	674,394
Edison International	3,733	236,075
Entergy Corp.	2,114	172,058
Eversource Energy	3,630	229,343
Exelon Corp.	10,999	433,471
FirstEnergy Corp.	5,067	155,152
NextEra Energy, Inc.	5,413	845,456
PG&E Corp.	41,827	1,875,105
Pinnacle West Capital Corp.	1,296	110,393
PPL Corp.	7,827	242,246
Southern Co. (The)	11,604	558,036
Xcel Energy, Inc.	5,817	279,856

		6,335,830

Independent Power and Renewable Electricity Producers (0.4%)
AES Corp.	8,019	86,846
NRG Energy, Inc.	3,474	98,940
Vistra Energy Corp.*	128,939	2,362,162

		2,547,948

Multi-Utilities (0.4%)
Ameren Corp.	2,780	163,992
CenterPoint Energy, Inc.	5,048	143,161
CMS Energy Corp.	3,203	151,502
Consolidated Edison, Inc.	3,549	301,488
Dominion Energy, Inc.	7,456	604,384
DTE Energy Co.	2,055	224,940
NiSource, Inc.	3,973	101,987
Public Service Enterprise Group, Inc.	5,796	298,494
SCANA Corp.	1,589	63,210
Sempra Energy	2,876	307,502
WEC Energy Group, Inc.	3,615	240,144

		2,600,804

Water Utilities (0.0%)
American Water Works Co., Inc.	2,033	185,999

Total Utilities		11,670,581

Total Common Stocks (85.8%) (Cost $308,062,401)		540,975,528

	Principal Amount	Value (Note 1)
LONG-TERM DEBT SECURITIES:
Corporate Bonds (0.6%)
Consumer Discretionary (0.2%)
Media (0.2%)
iHeartCommunications, Inc. 9.000%, 12/15/19	$2,028,000	1,500,720

Total Consumer Discretionary		1,500,720

Health Care (0.0%)
Health Care Providers & Services (0.0%)
Aveta, Inc. 7.000%, 4/1/19 (b)(h)(r)(x)§	611,000	—
10.500%, 3/1/21 (b)(h)(r)§	3,180,000	—

Total Health Care		—

Telecommunication Services (0.4%)
Diversified Telecommunication Services (0.4%)
Frontier Communications Corp. 10.500%, 9/15/22	1,588,000	1,201,004
11.000%, 9/15/25	1,797,000	1,320,795

Total Telecommunication Services		2,521,799

Utilities (0.0%)
Electric Utilities (0.0%)
Texas Competitive Electric Holdings Co. LLC
8.500%, 5/1/20 (b)(h)(r)§	5,264,099	611
11.500%, 10/1/20 (b)(h)(r)§	2,404,000	279

Total Utilities		890

Total Corporate Bonds		4,023,409

Loan Participations (0.7%)
Consumer Discretionary (0.7%)
Media (0.3%)
iHeartCommunications, Inc.
(ICE LIBOR USD 3 Month + 6.75%), 8.443%, 1/30/19 (k)	2,267,587	1,702,581
(ICE LIBOR USD 3 Month + 7.50%), 9.193%, 7/30/19 (k)	728,853	544,817

		2,247,398

Multiline Retail (0.1%)
Belk, Inc.
(ICE LIBOR USD 3 Month + 4.75%), 6.099%, 12/12/22 (k)	432,859	352,239

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/MUTUAL LARGE CAP EQUITY MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

	Principal Amount	Value (Note 1)
Specialty Retail (0.3%)
Toys R Us – Delaware, Inc.
(ICE LIBOR USD 1 Month + 8.75%), 10.319%, 1/18/19 (h)(k)	$945,177	$964,553
Toys R Us – Delaware, Inc.
(ICE LIBOR USD 1 Month + 7.75%), 12.000%, 4/24/20 (h)(k)	1,347,894	660,468

		1,625,021

Total Consumer Discretionary		4,224,658

Total Loan Participations		4,224,658

Total Long-Term Debt Securities (1.3%) (Cost $10,547,959)		8,248,067

	Number of Warrants	Value (Note 1)
WARRANTS:
Information Technology (0.0%)
Software (0.0%)
Avaya Holdings Corp., expiring 12/15/22 (r)* (Cost $—)	12,969	16,418

	Number of Shares	Value (Note 1)
SHORT-TERM INVESTMENTS:
Investment Company (4.7%)
JPMorgan Prime Money Market Fund, IM Shares	29,889,919	29,892,907

	Principal Amount	Value (Note 1)
Repurchase Agreements (0.8%)
Bank of Nova Scotia (The), 1.39%, dated 12/29/17, due 1/2/18, repurchase price $200,031, collateralized by various U.S. Government Treasury Securities, ranging from 0.000%-3.750%, maturing 1/11/18-2/15/47; total market value $204,168. (xx)	$200,000	200,000
Bank of Nova Scotia (The), 1.39%, dated 12/29/17, due 1/2/18, repurchase price $3,000,463, collateralized by various U.S. Government Treasury Securities, ranging from 0.000%-3.750%, maturing 1/11/18-2/15/47; total market value $3,062,517. (xx)	3,000,000	3,000,000
Bank of Nova Scotia (The), 1.39%, dated 12/29/17, due 1/2/18, repurchase price $200,031, collateralized by various U.S. Government Treasury Securities, ranging from 0.000%-3.750%, maturing 1/11/18-2/15/47; total market value $204,168. (xx)	200,000	200,000
Citigroup Global Markets Ltd., 1.40%, dated 12/29/17, due 1/2/18, repurchase price $100,016, collateralized by various Foreign Government Agency Securities, ranging from 1.625%-2.500%, maturing 3/16/21-7/29/25, U.S. Government Treasury Securities, ranging from 0.875%-7.250%, maturing from 8/15/20-2/15/47; total market value $102,000. (xx)	$100,000	$100,000
Citigroup Global Markets, Inc., 1.60%, dated 12/29/17, due 1/2/18, repurchase price $500,089, collateralized by various Common Stocks; total market value $550,000. (xx)	500,000	500,000
Deutsche Bank AG, 1.81%, dated 12/29/17, due 1/2/18, repurchase price $200,040, collateralized by various Common Stocks, U.S. Government Treasury Securities, ranging from 1.875%-2.250%, maturing 4/30/22-8/15/46; total market value $222,444. (xx)	200,000	200,000
Deutsche Bank AG, 1.81%, dated 12/29/17, due 1/2/18, repurchase price $100,020, collateralized by various Common Stocks, U.S. Government Treasury Securities, ranging from 1.875%-2.250%, maturing 4/30/22-8/15/46; total market value $111,222. (xx)	100,000	100,000
Deutsche Bank AG, 1.81%, dated 12/29/17, due 1/2/18, repurchase price $80,480, collateralized by various Common Stocks, U.S. Government Treasury Securities, ranging from 1.875%-2.250%, maturing 4/30/22-8/15/46; total market value $89,494. (xx)	80,464	80,464
Deutsche Bank AG, 1.55%, dated 12/29/17, due 1/2/18, repurchase price $100,017, collateralized by various Corporate Bonds, ranging from 1.750%-1.875%, maturing 9/5/19-4/14/22, Foreign Government Agency Securities, ranging from 1.875%-2.000%, maturing 3/15/19-5/2/25; total market value $102,000. (xx)	100,000	100,000

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/MUTUAL LARGE CAP EQUITY MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

	Principal Amount	Value (Note 1)
Deutsche Bank AG, 1.81%, dated 12/29/17, due 1/2/18, repurchase price $100,020, collateralized by various Common Stocks, U.S. Government Treasury Securities, ranging from 1.875%-2.250%, maturing 4/30/22-8/15/46; total market value $111,222. (xx)	$100,000	$100,000
NBC Global Finance Ltd., 1.59%, dated 12/29/17, due 1/2/18, repurchase price $100,018, collateralized by various Common Stocks; total market value $111,243. (xx)	100,000	100,000
NBC Global Finance Ltd., 1.59%, dated 12/29/17, due 1/2/18, repurchase price $200,035, collateralized by various Common Stocks; total market value $222,485. (xx)	200,000	200,000
NBC Global Finance Ltd., 1.59%, dated 12/29/17, due 1/2/18, repurchase price $200,035, collateralized by various Common Stocks; total market value $222,485. (xx)	200,000	200,000
RBS Securities, Inc., 1.37%, dated 12/29/17, due 1/2/18, repurchase price $219,761, collateralized by various U.S. Government Treasury Securities, ranging from 1.750%-1.875%, maturing 2/28/22-9/30/22; total market value $224,124. (xx)	219,728	219,728

Total Repurchase Agreements		5,300,192

U.S. Government Agency Security (1.0%)
FHLB
0.00%, 1/2/18 (o)(p)	6,300,000	6,300,000

U.S. Treasury Obligations (2.3%)
U.S. Treasury Bills
2.15%, 1/2/18 (p)	3,740,000	3,739,554
0.56%, 1/4/18 (p)	2,000,000	1,999,875
1.15%, 1/25/18 (p)	4,500,000	4,496,413
1.17%, 2/1/18 (p)	2,000,000	1,997,925
1.36%, 4/5/18 (p)(v)	2,000,000	1,992,858

Total U.S. Treasury Obligations		14,226,625

Total Short-Term Investments (8.8%) (Cost $55,726,876)		55,719,724

Total Investments in Securities (95.9%) (Cost $374,337,236)		604,959,737
Other Assets Less Liabilities (4.1%)		25,562,992

Net Assets (100%)		$630,522,729

*	Non-income producing.
‡	All, or a portion, of the security is an affiliated company as defined under the Investment Company Act of 1940.
§	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold to qualified institutional buyers. At December 31, 2017, the market value of these securities amounted to $890 or 0.0% of net assets. Securities denoted with “§” but without “b” have been determined to be liquid under the guidelines established by the Board of Trustees. To the extent any securities might provide a right to demand registration, such rights have not been relied upon when determining liquidity.
(b)	Rule 144A Illiquid Security. At December 31, 2017, the market value of these securities amounted to $890 or 0.0% of net assets.
(h)	Defaulted security. A security is classified as defaulted if the issuer files for bankruptcy or fails to make a scheduled interest or principal payment within the grace period set forth in the security’s governing documents.
(k)	Variable or floating rate security, linked to the referenced benchmark. The interest rate shown was the current rate as of December 31, 2017.
(o)	Discount Note Security. Effective rate calculated as of December 31, 2017.
(p)	Yield to maturity.
(r)	Value determined using significant unobservable inputs.
(v)	All, or a portion of security held by broker as collateral for forward foreign currency contracts, with a total collateral value of $380,636.
(x)	All or a portion of security is on loan at December 31, 2017.
(xx)	At December 31, 2017, the Portfolio had loaned securities with a total value of $5,132,245. This was secured by cash collateral of $5,300,192 which was subsequently invested in joint repurchase agreements with a total value of $5,300,192, as detailed in the Notes to the Financial Statements, for which the Portfolio has a proportionate interest as reported in the Portfolio of Investments as Repurchase Agreements.

Glossary:

ADR	— American Depositary Receipt
EUR	— European Currency Unit
FHLB	— Federal Home Loan Bank
GBP	— British Pound
ICE	— Intercontinental Exchange
KRW	— Korean Republic Won
LIBOR	— London Interbank Offered Rate
USD	— United States Dollar

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/MUTUAL LARGE CAP EQUITY MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

Investments in companies which were affiliates for the year ended December 31, 2017, were as follows:

Security Description	Shares at December 31, 2017	Market Value December 31, 2016 ($)	Purchases at Cost ($)	Proceeds from Sales ($)	Net Realized Gain (Loss) ($)	Change in Unrealized Appreciation/ (Depreciation) ($)	Market Value December 31, 2017 ($)	Dividend/ Interest Income ($)	Capital Gain Distributions ($)
BlackRock, Inc.	1,421	602,775	13,290	(85,172)	20,450	178,639	729,982	15,105	—
PNC Financial Services Group, Inc. (The)	5,436	741,761	—	(119,469)	67,855	94,213	784,360	15,801	—

Total		1,344,536	13,290	(204,641)	88,305	272,852	1,514,342	30,906	—

Futures contracts outstanding as of December 31, 2017 (Note 1):

Description	Number of Contracts	Expiration Date	Trading Currency	Notional Amount ($)	Value and Unrealized Appreciation (Depreciation) ($)
Long Contracts
S&P 500 E-Mini Index	471	3/2018	USD	63,019,800	661,068

					661,068

Forward foreign currency contracts outstanding as of December 31, 2017 (Note 1):

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation) ($)
KRW	580,502,104	USD	532,724	HSBC Securities, Inc.	1/12/2018	9,685
USD	21,728	GBP	16,057	HSBC Bank plc	1/24/2018	33
USD	39,416	EUR	32,700	HSBC Bank plc	2/20/2018	69

Total unrealized appreciation						9,787

USD	5,189,840	KRW	5,837,702,104	HSBC Securities, Inc.	1/12/2018	(264,792)
USD	14,273,370	GBP	10,744,619	Bank of America	1/24/2018	(244,081)
USD	214,605	GBP	160,467	HSBC Bank plc	1/24/2018	(2,208)
USD	11,393,095	EUR	9,605,469	HSBC Bank plc	2/20/2018	(165,061)
USD	356,570	EUR	300,000	UBS AG	2/20/2018	(4,416)

Total unrealized depreciation						(680,558)

Net unrealized depreciation						(670,771)

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/MUTUAL LARGE CAP EQUITY MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2017:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)		Total
Assets:
Common Stocks
Consumer Discretionary	$58,809,669	$3,105,348	$82,699		$61,997,716
Consumer Staples	44,113,991	7,175,222	—		51,289,213
Energy	35,723,569	8,745,725	—		44,469,294
Financials	99,652,951	2,200,808	—		101,853,759
Health Care	72,582,155	—	—		72,582,155
Industrials	42,681,507	5,550,393	—		48,231,900
Information Technology	95,929,071	6,406,735	—		102,335,806
Materials	18,673,199	4,369,574	—		23,042,773
Real Estate	14,226,555	—	—		14,226,555
Telecommunication Services	5,419,258	3,856,518	—		9,275,776
Utilities	11,670,581	—	—		11,670,581
Corporate Bonds
Consumer Discretionary	—	1,500,720	—		1,500,720
Health Care	—	—	—	(a)	— (a)
Telecommunication Services	—	2,521,799	—		2,521,799
Utilities	—	—	890		890
Forward Currency Contracts	—	9,787	—		9,787
Futures	661,068	—	—		661,068
Loan Participations
Consumer Discretionary	—	4,224,658	—		4,224,658
Short-Term Investments
Investment Company	29,892,907	—	—		29,892,907
Repurchase Agreements	—	5,300,192	—		5,300,192
U.S. Government Agency Security	—	6,300,000	—		6,300,000
U.S. Treasury Obligations	—	14,226,625	—		14,226,625
Warrants
Information Technology	—	—	16,418		16,418

Total Assets	$530,036,481	$75,494,104	$100,007		$605,630,592

Liabilities:
Forward Currency Contracts	$—	$(680,558)	$—		$(680,558)

Total Liabilities	$—	$(680,558)	$—		$(680,558)

Total	$530,036,481	$74,813,546	$100,007		$604,950,034

(a)	Value is zero.

There were no transfers between Levels 1, 2 or 3 during the year ended December 31, 2017.

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/MUTUAL LARGE CAP EQUITY MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

Fair Values of Derivative Instruments as of December 31, 2017:

	Statement of Assets and Liabilities
Derivatives Not Accounted for as Hedging Instrument^	Asset Derivatives	Fair Value
Foreign exchange contracts	Receivables	$9,787
Equity contracts	Receivables, Net assets – Unrealized appreciation	661,068	*

Total		$670,855

	Liability Derivatives
Foreign exchange contracts	Payables	$(680,558)

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Portfolio of Investments. Only variation margin is reported within the Statement of Assets & Liabilities.

The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2017:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instrument^	Futures	Forward Foreign Currency Contracts	Total
Foreign exchange contracts	$—	$(2,598,476)	$(2,598,476)
Equity contracts	10,407,164	—	10,407,164

Total	$10,407,164	$(2,598,476)	$7,808,688

Amount of Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instrument^	Futures	Forward Foreign Currency Contracts	Total
Foreign exchange contracts	$—	$(1,000,490)	$(1,000,490)
Equity contracts	441,889	—	441,889

Total	$441,889	$(1,000,490)	$(558,601)

^ The Portfolio held forward foreign currency contracts and futures contracts as a substitute for investing in conventional securities, hedging and in an attempt to enhance returns.

The Portfolio held forward foreign currency contracts with an average settlement value of approximately $33,192,000 and futures contracts with an average notional balance of approximately $59,588,000 during the year ended December 31, 2017.

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/MUTUAL LARGE CAP EQUITY MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

The following table presents the Portfolio’s gross derivative assets and liabilities by counterparty net of amounts available for offset under netting arrangements and any related collateral received or pledged by the Portfolio as of December 31, 2017:

Counterparty	Gross Amount of Derivative Assets Presented in the Statement of Assets and Liabilities (a)	Derivatives Available for Offset	Collateral Received	Net Amount Due from Counterparty
HSBC Securities, Inc.	$9,685	$(9,685)	$—	$—
HSBC Bank plc	102	(102)	—	—

Total	$9,787	$(9,787)	$—	$—

Counterparty	Gross Amount of Derivative Liabilities Presented in the Statement of Assets and Liabilities (a)	Derivatives Available for Offset	Collateral Pledged*	Net Amount Due to Counterparty
HSBC Securities, Inc.	$264,792	$(9,685)	$(255,107)	$—
HSBC Bank plc	167,269	(102)	—	167,167
Bank of America	244,081	—	—	244,081
UBS AG	4,416	—	—	4,416

Total	$680,558	$(9,787)	$(255,107)	$415,664

*	The table above does not include the additional collateral pledged to the counterparty. Total additional collateral pledged was $125,529.
(a)	For financial reporting purposes the Portfolio does not offset derivative assets and derivative liabilities subject to master netting arrangements in the Statement of Assets and Liabilities.

Investment security transactions for the year ended December 31, 2017 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities (affiliated 5%)*	$72,859,430
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities (affiliated 1%)*	$120,440,924

* During the year ended December 31, 2017, the Portfolio engaged in purchases and sales of securities pursuant to Rule 17a-7 of the 1940 Act (amount is percentage of total Purchases and/or Sales).

As of December 31, 2017, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments in securities and derivative instruments, if applicable, for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$247,410,350
Aggregate gross unrealized depreciation	(19,478,072)

Net unrealized appreciation	$227,932,278

Federal income tax cost of investments in securities and derivative instruments, if applicable	$377,017,756

For the year ended December 31, 2017, the Portfolio incurred approximately $3,318 as brokerage commissions with Sanford C. Bernstein & Co., LLC., an affiliated broker/dealer.

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/MUTUAL LARGE CAP EQUITY MANAGED VOLATILITY PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2017

ASSETS
Investments in Securities, at value (x):
Affiliated Issuers (Cost $497,350)	$1,514,342
Unaffiliated Issuers (Cost $368,539,694)	598,145,203
Repurchase Agreements (Cost $5,300,192)	5,300,192
Cash	31,374,260
Foreign cash (Cost $137,656)	138,284
Cash held as collateral at broker	2,141,200
Dividends, interest and other receivables	1,111,401
Receivable for securities sold	831,181
Unrealized appreciation on forward foreign currency contracts	9,787
Securities lending income receivable	1,416
Other assets	2,721

Total assets	640,569,987

LIABILITIES
Payable for return of collateral on securities loaned	5,300,192
Payable for securities purchased	2,023,129
Payable to Separate Accounts for Portfolio shares redeemed	1,218,660
Unrealized depreciation on forward foreign currency contracts	680,558
Investment management fees payable	339,098
Due to broker for futures variation margin	228,440
Administrative fees payable	64,966
Distribution fees payable – Class IB	43,939
Trustees’ fees payable	1,118
Distribution fees payable – Class IA	605
Accrued expenses	146,553

Total liabilities	10,047,258

NET ASSETS	$630,522,729

Net assets were comprised of:
Paid in capital	$414,826,262
Accumulated undistributed net investment income (loss)	491,930
Accumulated undistributed net realized gain (loss)	(15,420,012)
Net unrealized appreciation (depreciation)	230,624,549

Net assets	$630,522,729

Class IA
Net asset value, offering and redemption price per share, $2,863,565 / 195,033 shares outstanding (unlimited amount authorized: $0.01 par value)	$14.68

Class IB
Net asset value, offering and redemption price per share, $207,105,232 / 14,127,455 shares outstanding (unlimited amount authorized: $0.01 par value)	$14.66

Class K
Net asset value, offering and redemption price per share, $420,553,932 / 28,639,318 shares outstanding (unlimited amount authorized: $0.01 par value)	$14.68

(x)	Includes value of securities on loan of $5,132,245.

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2017

INVESTMENT INCOME
Dividends ($30,906 of dividend income received from affiliates) (net of $99,580 foreign withholding tax)	$13,128,459
Interest	1,760,818
Securities lending (net)	59,471

Total income	14,948,748

EXPENSES
Investment management fees	4,378,655
Administrative fees	770,798
Distribution fees – Class IB	512,255
Professional fees	78,471
Custodian fees	62,300
Printing and mailing expenses	52,114
Trustees’ fees	14,765
Distribution fees – Class IA	6,906
Miscellaneous	50,696

Gross expenses	5,926,960
Less: Waiver from investment manager	(402,635)

Net expenses	5,524,325

NET INVESTMENT INCOME (LOSS)	9,424,423

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Investments in securities ($88,305 of realized gain (loss) from affiliates)	24,832,674
Futures contracts	10,407,164
Forward foreign currency contracts	(2,598,476)
Foreign currency transactions	533,047

Net realized gain (loss)	33,174,409

Change in unrealized appreciation (depreciation) on:
Investments in securities ($272,852 of change in unrealized appreciation (depreciation) from affiliates)	42,074,839
Futures contracts	441,889
Forward foreign currency contracts	(1,000,490)
Foreign currency translations	17,309

Net change in unrealized appreciation (depreciation)	41,533,547

NET REALIZED AND UNREALIZED GAIN (LOSS)	74,707,956

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$84,132,379

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/MUTUAL LARGE CAP EQUITY MANAGED VOLATILITY PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2017	2016
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$9,424,423	$10,481,777
Net realized gain (loss)	33,174,409	17,786,842
Net change in unrealized appreciation (depreciation)	41,533,547	46,270,288

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	84,132,379	74,538,907

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income
Class IA	(28,812)	(54,841)
Class IB	(2,092,926)	(4,231,890)
Class K	(5,240,784)	(9,825,192)

	(7,362,522)	(14,111,923)

Distributions from net realized capital gains
Class IA	(161,928)	—
Class IB	(11,778,052)	—
Class K	(23,878,992)	—

	(35,818,972)	—

TOTAL DIVIDENDS AND DISTRIBUTIONS	(43,181,494)	(14,111,923)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 22,190 and 21,399 shares, respectively ]	323,863	275,173
Capital shares issued in reinvestment of dividends [ 13,137 and 3,959 shares, respectively ]	190,740	54,841
Capital shares repurchased [ (27,500) and (60,811) shares, respectively ]	(404,827)	(779,082)

Total Class IA transactions	109,776	(449,068)

Class IB
Capital shares sold [ 655,124 and 542,996 shares, respectively ]	9,488,755	7,011,590
Capital shares issued in reinvestment of dividends [ 956,829 and 305,959 shares, respectively ]	13,870,978	4,231,890
Capital shares repurchased [ (2,028,313) and (2,571,530) shares, respectively ]	(29,728,624)	(32,706,994)

Total Class IB transactions	(6,368,891)	(21,463,514)

Class K
Capital shares sold [ 441,434 and 60,683 shares, respectively ]	6,514,776	767,502
Capital shares issued in reinvestment of dividends [ 2,004,966 and 709,190 shares, respectively ]	29,119,776	9,825,192
Capital shares repurchased [ (3,911,595) and (4,994,581) shares, respectively ]	(57,449,136)	(63,367,403)

Total Class K transactions	(21,814,584)	(52,774,709)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	(28,073,699)	(74,687,291)

TOTAL INCREASE (DECREASE) IN NET ASSETS	12,877,186	(14,260,307)
NET ASSETS:
Beginning of year	617,645,543	631,905,850

End of year (a)	$630,522,729	$617,645,543

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$491,930	$669,837

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/MUTUAL LARGE CAP EQUITY MANAGED VOLATILITY PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class IA	2017		2016	2015	2014	2013
Net asset value, beginning of year	$13.78		$12.44	$13.00	$12.06	$9.40

Income (loss) from investment operations:
Net investment income (loss) (e)	0.20	##	0.20	0.19	0.21	0.10
Net realized and unrealized gain (loss)	1.73		1.44	(0.50)	0.96	2.64

Total from investment operations	1.93		1.64	(0.31)	1.17	2.74

Less distributions:
Dividends from net investment income	(0.16)		(0.30)	(0.25)	(0.23)	(0.08)
Distributions from net realized gains	(0.87)		—	—	—	—

Total dividends and distributions	(1.03)		(0.30)	(0.25)	(0.23)	(0.08)

Net asset value, end of year	$14.68		$13.78	$12.44	$13.00	$12.06

Total return	14.17%		13.14%	(2.38)%	9.74%	29.16%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$2,864		$2,580	$2,770	$3,177	$3,547
Ratio of expenses to average net assets:
After waivers and reimbursements (f)	1.05%		1.09%	1.10%	1.12%	1.14%
After waivers, reimbursements and fees paid indirectly (f)	1.05%		1.09%	1.10%	1.12%	1.14%
Before waivers, reimbursements and fees paid indirectly (f)	1.11%		1.12%	1.11%	1.12%	1.14%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (f)	1.35	%(aa)	1.57%	1.43%	1.64%	0.89%
After waivers, reimbursements and fees paid indirectly (f)	1.35	%(aa)	1.57%	1.43%	1.64%	0.89%
Before waivers, reimbursements and fees paid indirectly (f)	1.29	%(aa)	1.54%	1.43%	1.64%	0.89%
Portfolio turnover rate^	13%		13%	24%	12%	16%

	Year Ended December 31,
Class IB	2017		2016	2015	2014	2013
Net asset value, beginning of year	$13.76		$12.42	$12.98	$12.05	$9.38

Income (loss) from investment operations:
Net investment income (loss) (e)	0.20	##	0.20	0.19	0.20	0.10
Net realized and unrealized gain (loss)	1.73		1.44	(0.51)	0.96	2.65

Total from investment operations	1.93		1.64	(0.32)	1.16	2.75

Less distributions:
Dividends from net investment income	(0.16)		(0.30)	(0.24)	(0.23)	(0.08)
Distributions from net realized gains	(0.87)		—	—	—	—

Total dividends and distributions	(1.03)		(0.30)	(0.24)	(0.23)	(0.08)

Net asset value, end of year	$14.66		$13.76	$12.42	$12.98	$12.05

Total return	14.19%		13.16%	(2.39)%	9.66%	29.32%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$207,105		$200,159	$202,063	$234,510	$243,039
Ratio of expenses to average net assets:
After waivers and reimbursements (f)	1.05%		1.09%	1.10%	1.12%	1.14%
After waivers, reimbursements and fees paid indirectly (f)	1.05%		1.09%	1.10%	1.12%	1.14%
Before waivers, reimbursements and fees paid indirectly (f)	1.11%		1.12%	1.11%	1.12%	1.14%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (f)	1.34	%(bb)	1.57%	1.44%	1.62%	0.90%
After waivers, reimbursements and fees paid indirectly (f)	1.34	%(bb)	1.57%	1.44%	1.62%	0.90%
Before waivers, reimbursements and fees paid indirectly (f)	1.28	%(bb)	1.54%	1.44%	1.62%	0.90%
Portfolio turnover rate^	13%		13%	24%	12%	16%

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/MUTUAL LARGE CAP EQUITY MANAGED VOLATILITY PORTFOLIO

FINANCIAL HIGHLIGHTS (Continued)

	Year Ended December 31,
Class K	2017		2016	2015	2014	2013
Net asset value, beginning of year	$13.78		$12.44	$13.00	$12.07	$9.40

Income (loss) from investment operations:
Net investment income (loss) (e)	0.23	##	0.23	0.22	0.24	0.12
Net realized and unrealized gain (loss)	1.73		1.44	(0.50)	0.96	2.66

Total from investment operations	1.96		1.67	(0.28)	1.20	2.78

Less distributions:
Dividends from net investment income	(0.19)		(0.33)	(0.28)	(0.27)	(0.11)
Distributions from net realized gains	(0.87)		—	—	—	—

Total dividends and distributions	(1.06)		(0.33)	(0.28)	(0.27)	(0.11)

Net asset value, end of year	$14.68		$13.78	$12.44	$13.00	$12.07

Total return	14.44%		13.43%	(2.13)%	9.93%	29.59%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$420,554		$414,906	$427,073	$480,589	$504,628
Ratio of expenses to average net assets:
After waivers and reimbursements (f)	0.80%		0.84%	0.85%	0.87%	0.89%
After waivers, reimbursements and fees paid indirectly (f)	0.80%		0.84%	0.85%	0.87%	0.89%
Before waivers, reimbursements and fees paid indirectly (f)	0.86%		0.87%	0.86%	0.87%	0.89%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (f)	1.59	%(cc)	1.82%	1.69%	1.87%	1.15%
After waivers, reimbursements and fees paid indirectly (f)	1.59	%(cc)	1.82%	1.69%	1.87%	1.15%
Before waivers, reimbursements and fees paid indirectly (f)	1.52	%(cc)	1.79%	1.69%	1.87%	1.15%
Portfolio turnover rate^	13%		13%	24%	12%	16%
##	Includes income resulting from a special dividend. Without this dividend, the per share income amounts would be $0.17, $0.17 and $0.20 for Class IA, Class IB and Class K, respectively.
^	Portfolio turnover rate excludes derivatives, if any.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.
(aa)	Includes income resulting from a special dividend. Without this dividend, the ratios for Class IA would be 1.15% for income after waivers and reimbursements, 1.15% for income after waivers, reimbursements and fees paid indirectly, and 1.09% for income before waivers, reimbursements.
(bb)	Includes income resulting from a special dividend. Without this dividend, the ratios for Class IB would be 1.14% for income after waivers and reimbursements, 1.14% for income after waivers, reimbursements and fees paid indirectly, and 1.07% for income before waivers, reimbursements.
(cc)	Includes income resulting from a special dividend. Without this dividend, the ratios for Class K would be 1.39% for income after waivers and reimbursements, 1.39% for income after waivers, reimbursements and fees paid indirectly, and 1.32% for income before waivers, reimbursements.

See Notes to Financial Statements.

AXA/TEMPLETON GLOBAL EQUITY MANAGED VOLATILITY PORTFOLIO (Unaudited)

INVESTMENT MANAGER

➢	AXA Equitable Funds Management Group, LLC

INVESTMENT SUB-ADVISERS

➢	BlackRock Investment Management, LLC

➢	Templeton Investment Counsel, LLC (Effective January 1, 2018, Templeton Global Advisors Limited replaced Templeton Investment Counsel, LLC as a sub-adviser to the Portfolio).

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/17
	1 Year	5 Years	10 Years/ Since Incept.
Portfolio – Class IA Shares	21.30%	9.78%	3.89%
Portfolio – Class IB Shares	21.30	9.78	3.79
Portfolio – Class K Shares*	21.58	10.08	11.08
Volatility Managed Index – Global Blend	23.46	11.65	6.61
International Proxy Index	24.36	7.84	1.67
Volatility Managed Index – Global Proxy Blend	23.19	11.81	6.79
MSCI World (Net) Index	22.40	11.64	5.03
* Date of inception 8/26/11. Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned 21.30% for the year ended December 31, 2017. This compares to the returns of the following benchmarks over the same period: the the Volatility Managed Index — Global Blend, the International Proxy Index, the Volatility Managed Index — Global Proxy Blend and the MSCI World (Net) Index, which returned 23.46%, 24.36%, 23.19% and 22.40%, respectively.

Portfolio Highlights

What helped performance during the year:

•

Stock selection and an overweighting benefited relative results in the information technology sector. South Korean semiconductor and consumer electronics manufacturer Samsung Electronics was a leading contributor. Shares rallied on strong earnings, the successful launch of a new smartphone model and prospects for improving shareholder returns following the announcement of a major stock repurchase plan.

•

Stock selection supported relative performance in the telecommunication services and financials sectors. In telecommunication services, Norwegian mobile operator Telenor ASA continued its ascent, rising to an all-time high during the period amid continued evidence of solid earnings growth and margin expansion. Financials contributors included Asian and European lenders. Select European and Asian markets are benefiting from an economic upturn and the potential for incrementally tighter monetary policy.

•	Regionally, favorable stock selection and an overweighting in Asia contributed to relative performance.

What hurt performance during the year:

•

Health care was the biggest sector detractor during the period, pressured by stock selection. Israeli generic drug-maker Teva Pharmaceutical Industries declined after reducing its guidance and raising concerns about its debt profile. Encouragingly, the stock began to recover at the end of the year after a seasoned chief executive officer joined the firm and announced a restructuring plan aimed at reducing costs by 20%.

•	An overweighting in energy also hurt results. Within the sector, shares of UK-based oilfield services company Petrofac declined amid a regulatory investigation.

•	Unfavorable stock selection in consumer staples hurt results.

•	Regionally, stock-specific weakness offset favorable allocations in Europe (overweighted) and the U.S. (underweighted).

•

During the period, the U.S. dollar rose in value relative to many currencies in which the Portfolio’s investments were traded, which hurt the Portfolio’s performance because investments in securities with non-U.S. currency lost value as the U.S. dollar rose.

How did derivatives contribute/detract from performance during the year?

•

The Portfolio maintains, or may invest in other portfolios that maintain, exposure to exchange-traded index futures, for purposes of liquidity and/or to adjust the Portfolio’s equity exposure during periods of high market volatility. The derivatives are typically offset by a roughly equal allocation to cash and cash equivalents, and had a minimal impact on performance relative to the index.

Portfolio Positioning and Outlook — Templeton Investment Counsel, LLC

After outperforming growth in 2016, value lagged growth in 2017 by the most in two decades, marking the tenth year out of the past eleven that global value has underperformed global growth. In our view, value’s headwinds stem largely from unconventional monetary

AXA/TEMPLETON GLOBAL EQUITY MANAGED VOLATILITY PORTFOLIO (Unaudited)

policies, which, since the global financial crisis, have depressed interest rates and sent investors out the risk curve in search of growth and yield. We believe these policies are unsustainable for three reasons. First, they increase social inequality, which has political consequences; second, they inflate asset prices, which creates stability risks; and third, rising inflationary pressures and falling unemployment give data-dependent central bankers cause to begin reversing such policies. As policies transition, we believe the mature cycle could eventually change, and with it the conditions unfavorable to value. We would not want to own the leaders of the last cycle during this transition: the growth stocks and bond proxies trading at valuations we consider expensive. However, the stocks left behind—those of companies whose long-term fundamentals have been overlooked and undervalued by a myopic market—appear to us well positioned over a long-term investment horizon we believe is likely to include an inflection point in this mature cycle.

Sector Weightings as of December 31, 2017	% of Net Assets
Financials	17.0%
Information Technology	13.9
Health Care	12.6
Consumer Discretionary	10.2
Industrials	8.5
Energy	8.3
Materials	6.0
Consumer Staples	5.3
Telecommunication Services	3.9
Real Estate	2.5
Utilities	1.6
Investment Company	1.4
Repurchase Agreements	0.8
Cash and Other	8.0

100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees (in the case of Class IA and Class IB shares of the Portfolio), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2017 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/17	Ending Account Value 12/31/17	Expenses Paid During Period* 7/1/17 - 12/31/17
Class IA
Actual	$1,000.00	$1,094.95	$5.95
Hypothetical (5% average annual return before expenses)	1,000.00	1,019.52	5.74
Class IB
Actual	1,000.00	1,094.95	5.95
Hypothetical (5% average annual return before expenses)	1,000.00	1,019.52	5.74
Class K
Actual	1,000.00	1,096.63	4.64
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.78	4.47

*  Expenses are equal to the Portfolio’s Class IA, Class IB and Class K shares annualized expense ratios of 1.13%, 1.13% and 0.88%, respectively, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

EQ ADVISORS TRUST

AXA/TEMPLETON GLOBAL EQUITY MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2017

	Number of Shares	Value (Note 1)

COMMON STOCKS:
Consumer Discretionary (10.2%)
Auto Components (1.1%)
Aisin Seiki Co. Ltd.	1,900	$106,741
Aptiv plc	2,060	174,750
BorgWarner, Inc.	1,486	75,920
Bridgestone Corp.	7,300	339,360
Cie Generale des Etablissements Michelin	30,059	4,311,724
Continental AG	1,238	334,292
Denso Corp.	5,300	318,118
Faurecia	854	66,737
GKN plc	20,370	87,843
Goodyear Tire & Rubber Co. (The)	2,063	66,656
Hyundai Mobis Co. Ltd.*	9,050	2,223,296
Koito Manufacturing Co. Ltd.	1,200	84,349
Minth Group Ltd.	8,000	48,279
NGK Spark Plug Co. Ltd.	2,000	48,618
NOK Corp.	1,300	30,355
Nokian Renkaat OYJ	1,305	59,187
Schaeffler AG (Preference) (q)	1,949	34,575
Stanley Electric Co. Ltd.	1,600	64,966
Sumitomo Electric Industries Ltd.	8,400	142,019
Sumitomo Rubber Industries Ltd.	2,300	42,785
Toyoda Gosei Co. Ltd.	600	15,267
Toyota Industries Corp.	1,900	122,086
Valeo SA	2,643	197,471
Yokohama Rubber Co. Ltd. (The) (x)	1,500	36,783

		9,032,177

Automobiles (1.2%)
Bayerische Motoren Werke AG	3,726	388,186
Bayerische Motoren Werke AG (Preference) (q)	593	53,107
Daimler AG (Registered)	10,834	920,342
Ferrari NV	1,407	147,632
Fiat Chrysler Automobiles NV*	12,109	216,627
Ford Motor Co.	30,280	378,197
General Motors Co.	9,922	406,703
Harley-Davidson, Inc. (x)	1,237	62,939
Honda Motor Co. Ltd.	19,400	664,946
Isuzu Motors Ltd.	6,600	110,532
Mazda Motor Corp.	6,220	83,439
Mitsubishi Motors Corp.	7,300	52,738
Nissan Motor Co. Ltd.	326,020	3,250,795
Peugeot SA	6,618	134,633
Porsche Automobil Holding SE (Preference) (q)	1,722	144,175
Renault SA	2,113	212,736
Subaru Corp.	7,100	225,776
Suzuki Motor Corp.	3,900	226,160
Toyota Motor Corp.	29,398	1,881,942
Volkswagen AG	357	72,262
Volkswagen AG (Preference) (q)	2,088	417,005
Yamaha Motor Co. Ltd.	3,200	104,939

		10,155,811

Distributors (0.0%)
Genuine Parts Co.	1,102	104,701
Jardine Cycle & Carriage Ltd.	1,155	35,122
LKQ Corp.*	2,497	101,553

		241,376

Diversified Consumer Services (0.0%)
Benesse Holdings, Inc.	700	24,695
H&R Block, Inc.	1,588	41,637

		66,332

Hotels, Restaurants & Leisure (0.7%)
Accor SA	2,189	112,938
Aristocrat Leisure Ltd.	5,909	109,269
Carnival Corp.	3,154	209,331
Carnival plc	2,145	141,676
Chipotle Mexican Grill, Inc. (x)*	182	52,603
Compass Group plc	17,795	384,415
Crown Resorts Ltd.	3,980	40,432
Darden Restaurants, Inc.	974	93,523
Domino’s Pizza Enterprises Ltd. (x)	796	29,004
Flight Centre Travel Group Ltd. (x)	747	25,785
Galaxy Entertainment Group Ltd.	27,000	216,681
Genting Singapore plc	67,442	66,058
Hilton Worldwide Holdings, Inc.	1,538	122,825
InterContinental Hotels Group plc	2,037	129,785
Kingston Financial Group Ltd.	46,000	44,158
Marriott International, Inc., Class A	2,377	322,630
McDonald’s Corp.	6,187	1,064,907
McDonald’s Holdings Co. Japan Ltd.	673	29,596
Melco Resorts & Entertainment Ltd. (ADR)	2,853	82,851
Merlin Entertainments plc	8,066	39,521
MGM China Holdings Ltd.	11,200	33,903
MGM Resorts International	3,955	132,057
Norwegian Cruise Line Holdings Ltd.*	1,410	75,083
Oriental Land Co. Ltd.	2,500	227,868
Paddy Power Betfair plc	958	114,026
Royal Caribbean Cruises Ltd.	1,329	158,523
Sands China Ltd.	27,196	140,456
Shangri-La Asia Ltd.	11,000	24,977
SJM Holdings Ltd. (x)	18,000	16,127
Sodexo SA	1,003	134,847
Starbucks Corp.	11,043	634,199
Tabcorp Holdings Ltd. (x)	21,469	93,472
TUI AG	4,782	99,429
Whitbread plc	2,025	109,362
Wyndham Worldwide Corp.	762	88,293
Wynn Macau Ltd.	16,800	53,220
Wynn Resorts Ltd.	629	106,043
Yum Brands, Inc.	2,615	213,410

		5,773,283

Household Durables (1.0%)
Barratt Developments plc	11,258	98,420
Berkeley Group Holdings plc	1,394	78,992
Casio Computer Co. Ltd. (x)	2,200	31,650
DR Horton, Inc.	2,649	135,284
Electrolux AB	2,639	85,027
Garmin Ltd.	912	54,328
Haier Electronics Group Co. Ltd.*	521,800	1,429,252
Husqvarna AB, Class B	4,802	45,719

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/TEMPLETON GLOBAL EQUITY MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

	Number of Shares	Value (Note 1)

Iida Group Holdings Co. Ltd.	1,800	$33,947
Leggett & Platt, Inc.	969	46,250
Lennar Corp., Class A	1,639	103,650
Mohawk Industries, Inc.*	496	136,846
Newell Brands, Inc.	3,777	116,709
Nikon Corp.	4,100	82,600
Panasonic Corp.	324,700	4,753,430
Persimmon plc	3,407	125,947
PulteGroup, Inc.	2,099	69,792
Rinnai Corp.	400	36,210
SEB SA	236	43,735
Sekisui Chemical Co. Ltd.	4,800	96,362
Sekisui House Ltd.	6,700	121,037
Sharp Corp.*	1,600	54,955
Sony Corp.	14,200	640,591
Taylor Wimpey plc	35,700	99,486
Techtronic Industries Co. Ltd.	15,500	101,080
Whirlpool Corp.	559	94,270

		8,715,569

Internet & Direct Marketing Retail (0.6%)
Amazon.com, Inc.*	3,104	3,630,036
Expedia, Inc.	945	113,183
Netflix, Inc.*	3,359	644,794
Priceline Group, Inc. (The)*	379	658,603
Rakuten, Inc.	10,900	99,882
Start Today Co. Ltd.	2,100	63,834
TripAdvisor, Inc. (x)*	866	29,842
Zalando SE (m)*	1,325	70,134

		5,310,308

Leisure Products (0.1%)
Bandai Namco Holdings, Inc.	2,400	78,491
Hasbro, Inc.	929	84,437
Mattel, Inc. (x)	2,430	37,373
Sankyo Co. Ltd.	600	18,877
Sega Sammy Holdings, Inc.	1,800	22,333
Shimano, Inc.	800	112,537
Yamaha Corp.	2,000	73,841

		427,889

Media (2.6%)
Altice NV, Class A (x)*	5,542	58,157
Axel Springer SE	572	44,700
CBS Corp. (Non-Voting), Class B	2,840	167,560
Charter Communications, Inc., Class A*	1,505	505,620
Comcast Corp., Class A	177,481	7,108,113
Dentsu, Inc.	2,461	104,294
Discovery Communications, Inc., Class A (x)*	1,027	22,984
Discovery Communications, Inc., Class C*	1,612	34,126
DISH Network Corp., Class A*	1,785	85,234
Eutelsat Communications SA	1,974	45,700
Hakuhodo DY Holdings, Inc.	2,300	29,864
Interpublic Group of Cos., Inc. (The)	3,089	62,274
ITV plc	42,102	94,077
JCDecaux SA	818	32,983
Lagardere SCA	1,369	43,907
News Corp., Class A	3,273	53,056

News Corp., Class B	1,034	17,164
Omnicom Group, Inc. (x)	1,779	129,565
Pearson plc	9,297	92,385
ProSiebenSat.1 Media SE	2,739	94,336
Publicis Groupe SA	2,353	159,937
REA Group Ltd.	570	34,090
RTL Group SA (x)	397	31,948
Schibsted ASA, Class B	925	24,560
Scripps Networks Interactive, Inc., Class A	736	62,840
SES SA (FDR) (x)	284,253	4,437,202
Singapore Press Holdings Ltd. (x)	16,900	33,485
Sky plc*	11,937	163,101
Telenet Group Holding NV*	534	37,219
Time Warner, Inc.	6,043	552,753
Toho Co. Ltd.	1,300	45,054
Twenty-First Century Fox, Inc., Class A	159,260	5,499,247
Twenty-First Century Fox, Inc., Class B	3,456	117,919
Viacom, Inc., Class B	2,668	82,201
Vivendi SA	11,608	312,263
Walt Disney Co. (The)	11,722	1,260,232
WPP plc	14,277	258,492

		21,938,642

Multiline Retail (0.6%)
Dollar General Corp.	2,013	187,229
Dollar Tree, Inc.*	1,812	194,446
Don Quijote Holdings Co. Ltd.	1,300	67,957
Harvey Norman Holdings Ltd.	8,114	26,400
Isetan Mitsukoshi Holdings Ltd.	3,800	47,114
J Front Retailing Co. Ltd.	2,700	50,873
Kohl’s Corp.	1,242	67,354
Macy’s, Inc.	2,335	58,819
Marks & Spencer Group plc (x)	18,051	76,722
Marui Group Co. Ltd.	2,200	40,280
Next plc	1,609	98,301
Nordstrom, Inc. (x)	926	43,874
Ryohin Keikaku Co. Ltd.	13,000	4,049,700
Takashimaya Co. Ltd.	4,000	42,103
Target Corp.	4,209	274,637

		5,325,809

Specialty Retail (1.4%)
ABC-Mart, Inc.	400	22,969
Advance Auto Parts, Inc.	33,442	3,333,833
AutoZone, Inc.*	213	151,522
Best Buy Co., Inc.	1,974	135,160
CarMax, Inc.*	1,394	89,397
Dufry AG (Registered)*	363	53,978
Fast Retailing Co. Ltd.	600	239,148
Foot Locker, Inc.	883	41,395
Gap, Inc. (The)	1,736	59,128
Hennes & Mauritz AB, Class B	10,893	224,816
Hikari Tsushin, Inc.	200	28,755
Home Depot, Inc. (The)	9,063	1,717,710
Industria de Diseno Textil SA	12,274	427,745
Kingfisher plc	736,197	3,356,659
L Brands, Inc.	1,897	114,237
Lowe’s Cos., Inc.	6,464	600,764
Nitori Holdings Co. Ltd.	900	128,320

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/TEMPLETON GLOBAL EQUITY MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

	Number of Shares	Value (Note 1)

O’Reilly Automotive, Inc.*	660	$158,756
Ross Stores, Inc.	2,993	240,188
Shimamura Co. Ltd.	200	22,010
Signet Jewelers Ltd. (x)	472	26,692
Tiffany & Co.	790	82,121
TJX Cos., Inc. (The)	4,938	377,559
Tractor Supply Co.	994	74,302
Ulta Beauty, Inc.*	461	103,107
USS Co. Ltd.	2,400	50,822
Yamada Denki Co. Ltd. (x)	7,000	38,580

		11,899,673

Textiles, Apparel & Luxury Goods (0.9%)
adidas AG	2,119	424,976
Asics Corp.	2,200	35,067
Burberry Group plc	4,847	117,272
Cie Financiere Richemont SA (Registered)	5,874	532,274
Hanesbrands, Inc. (x)	2,899	60,618
Hermes International	361	193,291
HUGO BOSS AG	755	64,264
Kering	853	402,225
Li & Fung Ltd. (x)	62,000	34,044
Luxottica Group SpA	1,897	116,423
LVMH Moet Hennessy Louis Vuitton SE	3,138	923,963
Michael Kors Holdings Ltd.*	1,153	72,581
NIKE, Inc., Class B	10,198	637,885
Pandora A/S	1,187	129,228
PVH Corp.	580	79,582
Ralph Lauren Corp. (x)	457	47,386
Swatch Group AG (The)	344	140,290
Swatch Group AG (The) (Registered)	626	47,860
Tapestry, Inc.	68,373	3,024,137
Under Armour, Inc., Class A (x)*	1,551	22,381
Under Armour, Inc., Class C (x)*	1,497	19,940
VF Corp.	2,545	188,330
Yue Yuen Industrial Holdings Ltd.	8,000	31,435

		7,345,452

Total Consumer Discretionary		86,232,321

Consumer Staples (5.3%)
Beverages (1.3%)
Anheuser-Busch InBev SA	8,574	958,076
Asahi Group Holdings Ltd.	4,400	218,292
Brown-Forman Corp., Class B	1,494	102,593
Carlsberg A/S, Class B	1,212	145,525
Coca-Cola Amatil Ltd.	6,285	41,732
Coca-Cola Bottlers Japan, Inc.	1,500	54,781
Coca-Cola Co. (The)	29,761	1,365,435
Coca-Cola European Partners plc	2,494	99,438
Coca-Cola HBC AG*	2,082	68,027
Constellation Brands, Inc., Class A	1,337	305,598
Davide Campari-Milano SpA	6,535	50,535
Diageo plc	28,344	1,042,821
Dr Pepper Snapple Group, Inc.	1,406	136,466
Heineken Holding NV	1,309	129,559
Heineken NV	2,917	304,252
Kirin Holdings Co. Ltd.	9,700	244,534

Molson Coors Brewing Co., Class B	1,453	119,248
Monster Beverage Corp.*	3,195	202,212
PepsiCo, Inc.	11,038	1,323,677
Pernod Ricard SA	2,389	378,227
Remy Cointreau SA	229	31,735
Suntory Beverage & Food Ltd.	84,100	3,739,436
Treasury Wine Estates Ltd.	8,346	103,931

		11,166,130

Food & Staples Retailing (1.3%)
Aeon Co. Ltd.	7,200	121,571
Carrefour SA	6,578	142,383
Casino Guichard Perrachon SA	609	36,945
Colruyt SA	714	37,146
Costco Wholesale Corp.	3,392	631,319
CVS Health Corp.	32,610	2,364,225
FamilyMart UNY Holdings Co. Ltd.	1,000	70,113
ICA Gruppen AB	806	29,270
J Sainsbury plc	18,976	61,848
Jeronimo Martins SGPS SA	2,776	53,942
Koninklijke Ahold Delhaize NV	14,417	317,163
Kroger Co. (The)	6,826	187,374
Lawson, Inc.	500	33,237
METRO AG*	1,817	36,299
Seven & i Holdings Co. Ltd.	8,400	349,121
Sundrug Co. Ltd.	800	37,204
Sysco Corp.	3,721	225,976
Tesco plc	93,486	264,116
Tsuruha Holdings, Inc.	400	54,387
Walgreens Boots Alliance, Inc.	51,708	3,755,034
Wal-Mart Stores, Inc.	11,360	1,121,800
Wesfarmers Ltd.	12,758	442,176
Wm Morrison Supermarkets plc (x)	25,863	76,787
Woolworths Group Ltd.	14,565	310,247

		10,759,683

Food Products (0.9%)
Ajinomoto Co., Inc.	6,100	114,827
Archer-Daniels-Midland Co.	4,290	171,943
Associated British Foods plc	3,874	147,500
Barry Callebaut AG (Registered)*	23	47,985
Calbee, Inc. (x)	700	22,769
Campbell Soup Co. (x)	1,493	71,828
Chocoladefabriken Lindt & Spruengli AG	10	61,060
Chocoladefabriken Lindt & Spruengli AG (Registered)	2	144,666
Conagra Brands, Inc.	3,170	119,414
Danone SA	6,747	566,273
General Mills, Inc.	4,411	261,528
Golden Agri-Resources Ltd. (x)	75,544	20,899
Hershey Co. (The)	1,104	125,315
Hormel Foods Corp.	2,042	74,308
JM Smucker Co. (The)	867	107,716
Kellogg Co.	1,912	129,978
Kerry Group plc, Class A	1,838	206,198
Kikkoman Corp.	1,700	68,800
Kraft Heinz Co. (The)	4,634	360,340
Marine Harvest ASA (x)*	4,539	76,842

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/TEMPLETON GLOBAL EQUITY MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

	Number of Shares	Value (Note 1)

McCormick & Co., Inc. (Non-Voting)	943	$96,101
MEIJI Holdings Co. Ltd.	1,338	113,880
Mondelez International, Inc., Class A	11,598	496,394
Nestle SA (Registered)	35,019	3,011,538
NH Foods Ltd.	2,000	48,777
Nisshin Seifun Group, Inc.	2,315	46,762
Nissin Foods Holdings Co. Ltd.	700	51,129
Orkla ASA	8,873	94,073
Toyo Suisan Kaisha Ltd.	800	34,187
Tyson Foods, Inc., Class A	2,346	190,190
WH Group Ltd. (m)	99,000	111,762
Wilmar International Ltd.	19,600	45,283
Yakult Honsha Co. Ltd.	900	67,894
Yamazaki Baking Co. Ltd.	1,400	27,298

		7,335,457

Household Products (0.5%)
Church & Dwight Co., Inc.	1,870	93,818
Clorox Co. (The)	985	146,509
Colgate-Palmolive Co.	6,815	514,192
Essity AB, Class B*	6,708	190,533
Henkel AG & Co. KGaA	1,205	144,582
Henkel AG & Co. KGaA (Preference) (q)	2,005	265,469
Kimberly-Clark Corp.	2,728	329,160
Lion Corp.	2,500	47,371
Procter & Gamble Co. (The)	19,777	1,817,111
Reckitt Benckiser Group plc	7,520	702,495
Unicharm Corp.	4,500	116,998

		4,368,238

Personal Products (0.7%)
Beiersdorf AG	1,122	131,796
Coty, Inc., Class A (x)	123,940	2,465,166
Estee Lauder Cos., Inc. (The), Class A	1,722	219,107
Kao Corp.	5,500	371,906
Kose Corp.	300	46,834
L’Oreal SA	2,835	629,121
Pola Orbis Holdings, Inc.	1,100	38,611
Shiseido Co. Ltd.	4,300	207,835
Unilever NV (CVA)	18,330	1,032,693
Unilever plc	14,209	791,448

		5,934,517

Tobacco (0.6%)
Altria Group, Inc.	14,810	1,057,582
British American Tobacco plc	25,807	1,748,438
Imperial Brands plc	10,788	461,141
Japan Tobacco, Inc.	12,400	399,595
Philip Morris International, Inc.	12,054	1,273,505
Swedish Match AB	2,064	81,321

		5,021,582

Total Consumer Staples		44,585,607

Energy (8.3%)
Energy Equipment & Services (1.1%)
Baker Hughes a GE Co.	3,360	106,310
Halliburton Co.	66,722	3,260,704
Helmerich & Payne, Inc. (x)	792	51,195
John Wood Group plc	7,831	68,725

National Oilwell Varco, Inc.	2,938	105,827
SBM Offshore NV	175,654	3,091,826
Schlumberger Ltd.	10,751	724,510
TechnipFMC plc	3,294	103,135
Tenaris SA	125,030	1,974,227

		9,486,459

Oil, Gas & Consumable Fuels (7.2%)
Anadarko Petroleum Corp.	4,247	227,809
Andeavor	1,096	125,317
Apache Corp.	2,873	121,298
BP plc	1,591,278	11,230,021
Cabot Oil & Gas Corp.	3,515	100,529
Caltex Australia Ltd.	2,845	75,585
Chesapeake Energy Corp. (x)*	7,194	28,488
Chevron Corp.	14,742	1,845,551
Cimarex Energy Co.	772	94,192
Concho Resources, Inc.*	1,139	171,101
ConocoPhillips	90,789	4,983,408
Devon Energy Corp.	3,997	165,476
Enagas SA	2,354	67,420
Eni SpA	198,711	3,290,243
EOG Resources, Inc.	4,488	484,300
EQT Corp.	1,995	113,555
Exxon Mobil Corp.	32,887	2,750,669
Galp Energia SGPS SA	226,735	4,169,135
Hess Corp.	2,096	99,497
Husky Energy, Inc.*	175,500	2,478,222
Idemitsu Kosan Co. Ltd.	1,600	64,256
Inpex Corp.	241,900	3,024,958
JXTG Holdings, Inc.	34,694	223,852
Kinder Morgan, Inc.	14,906	269,351
Koninklijke Vopak NV	739	32,426
Lundin Petroleum AB*	1,998	45,742
Marathon Oil Corp.	6,857	116,089
Marathon Petroleum Corp.	3,791	250,130
Neste OYJ	1,371	87,760
Newfield Exploration Co.*	1,452	45,782
Noble Energy, Inc.	3,658	106,594
Occidental Petroleum Corp.	5,939	437,467
Oil Search Ltd.	14,847	90,242
OMV AG	1,618	102,562
ONEOK, Inc.	2,930	156,609
Origin Energy Ltd.*	19,079	140,230
Phillips 66	3,335	337,335
Pioneer Natural Resources Co.	1,316	227,471
Range Resources Corp.	1,789	30,520
Repsol SA	13,723	242,784
Royal Dutch Shell plc, Class A	50,755	1,699,466
Royal Dutch Shell plc, Class B	281,633	9,538,491
Santos Ltd.*	21,101	89,729
Showa Shell Sekiyu KK	2,500	33,947
Snam SpA	26,389	129,184
Statoil ASA	13,237	282,455
Suncor Energy, Inc.	105,468	3,872,194
TOTAL SA	101,742	5,620,950
Valero Energy Corp.	3,396	312,126
Williams Cos., Inc. (The)	6,363	194,008
Woodside Petroleum Ltd. (x)	9,479	244,659

		60,671,185

Total Energy		70,157,644

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/TEMPLETON GLOBAL EQUITY MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

	Number of Shares	Value (Note 1)

Financials (17.0%)
Banks (10.7%)
ABN AMRO Group NV (CVA) (m)	4,760	$153,634
AIB Group plc	9,163	59,451
Aozora Bank Ltd.	1,400	54,484
Australia & New Zealand Banking Group Ltd.	33,053	741,193
Banco Bilbao Vizcaya Argentaria SA	75,029	640,247
Banco de Sabadell SA	60,035	119,287
Banco Santander SA	181,763	1,194,906
Bangkok Bank PCL	66,100	444,182
Bangkok Bank PCL (NVDR)	502,400	3,113,986
Bank Hapoalim BM	11,660	85,750
Bank Leumi Le-Israel BM	16,786	101,160
Bank of America Corp.	75,288	2,222,502
Bank of East Asia Ltd. (The)	13,800	59,790
Bank of Ireland Group plc (Aquis Stock Exchange)	51,800	444,388
Bank of Ireland Group plc (Turquoise Stock Exchange)	57,348	488,200
Bank of Kyoto Ltd. (The)	600	31,258
Bank of Queensland Ltd.	4,849	48,125
Bankia SA	12,002	57,415
Bankinter SA	7,818	74,143
Barclays plc	996,025	2,731,255
BB&T Corp.	6,123	304,436
Bendigo & Adelaide Bank Ltd.	5,140	46,802
BNP Paribas SA	105,212	7,858,354
BOC Hong Kong Holdings Ltd.	41,500	210,346
CaixaBank SA	39,396	183,830
Chiba Bank Ltd. (The)	8,000	66,599
Citigroup, Inc.	132,811	9,882,467
Citizens Financial Group, Inc.	3,759	157,803
Comerica, Inc.	1,314	114,068
Commerzbank AG*	12,191	182,915
Commonwealth Bank of Australia	19,488	1,221,611
Concordia Financial Group Ltd.	13,200	79,663
Credit Agricole SA	12,972	214,789
Danske Bank A/S	8,433	328,366
DBS Group Holdings Ltd.	150,788	2,801,661
DNB ASA	10,886	201,661
Erste Group Bank AG*	3,467	150,192
Fifth Third Bancorp	5,476	166,142
Fukuoka Financial Group, Inc.	9,000	50,561
Hachijuni Bank Ltd. (The)	4,600	26,414
Hana Financial Group, Inc.	62,754	2,919,200
Hang Seng Bank Ltd.	8,700	216,029
HSBC Holdings plc (Hong Kong Stock Exchange)	680,328	6,961,893
HSBC Holdings plc (London Stock Exchange)	226,167	2,341,801
Huntington Bancshares, Inc.	8,389	122,144
ING Groep NV	319,624	5,877,151
Intesa Sanpaolo SpA	151,689	504,151
Intesa Sanpaolo SpA (RNC)	9,820	31,342
Japan Post Bank Co. Ltd. (x)	4,200	54,683
JPMorgan Chase & Co.	106,929	11,434,987
KB Financial Group, Inc. (ADR) (x)	51,795	3,030,525
KBC Group NV	2,823	240,862

KeyCorp	8,328	167,976
Kyushu Financial Group, Inc.	4,300	26,027
Lloyds Banking Group plc	809,602	743,953
M&T Bank Corp.	1,159	198,177
Mebuki Financial Group, Inc.	10,530	44,578
Mediobanca SpA	6,016	68,285
Mitsubishi UFJ Financial Group, Inc.	134,200	984,272
Mizrahi Tefahot Bank Ltd.	1,580	29,129
Mizuho Financial Group, Inc.	271,424	492,863
National Australia Bank Ltd.	30,218	697,189
Nordea Bank AB	34,178	413,731
Oversea-Chinese Banking Corp. Ltd.	35,486	328,739
People’s United Financial, Inc.	2,912	54,454
PNC Financial Services Group, Inc. (The)‡	3,693	532,863
Raiffeisen Bank International AG*	1,683	60,984
Regions Financial Corp.	9,003	155,572
Resona Holdings, Inc.	25,051	149,650
Royal Bank of Scotland Group plc*	40,373	151,537
Seven Bank Ltd.	6,500	22,268
Shinsei Bank Ltd.	2,000	34,595
Shizuoka Bank Ltd. (The) (x)	6,000	61,984
Skandinaviska Enskilda Banken AB, Class A	16,812	197,364
Societe Generale SA	8,634	445,977
Standard Chartered plc*	563,125	5,931,125
Sumitomo Mitsui Financial Group, Inc.	15,077	651,385
Sumitomo Mitsui Trust Holdings, Inc.	3,786	150,298
SunTrust Banks, Inc.	3,678	237,562
Suruga Bank Ltd.	1,900	40,757
Svenska Handelsbanken AB, Class A	17,184	235,039
Swedbank AB, Class A	10,151	244,893
UniCredit SpA*	22,540	421,355
United Overseas Bank Ltd.	15,307	302,718
US Bancorp	12,236	655,605
Wells Fargo & Co.	34,397	2,086,866
Westpac Banking Corp.	38,194	934,257
Yamaguchi Financial Group, Inc.	2,000	23,767
Zions Bancorp	1,634	83,056

		88,909,654

Capital Markets (1.8%)
3i Group plc	10,965	135,238
Affiliated Managers Group, Inc.	417	85,589
Ameriprise Financial, Inc.	1,143	193,704
Amundi SA (m)	680	57,643
ASX Ltd.	2,109	90,275
Bank of New York Mellon Corp. (The)	7,948	428,079
BlackRock, Inc.‡	959	492,648
Cboe Global Markets, Inc.	893	111,259
Charles Schwab Corp. (The)	9,260	475,687
CME Group, Inc.	2,641	385,718
Credit Suisse Group AG (Registered)*	27,323	487,887
Daiwa Securities Group, Inc.	18,500	116,065

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/TEMPLETON GLOBAL EQUITY MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

	Number of Shares	Value (Note 1)

Deutsche Bank AG (Registered)	23,256	$442,971
Deutsche Boerse AG	2,208	256,449
E*TRADE Financial Corp.*	2,085	103,353
Franklin Resources, Inc.	2,486	107,718
Goldman Sachs Group, Inc. (The)	2,723	693,712
Hargreaves Lansdown plc	2,895	70,434
Hong Kong Exchanges & Clearing Ltd.	13,173	404,319
Intercontinental Exchange, Inc.	4,541	320,413
Invesco Ltd.	3,078	112,470
Investec plc	7,924	57,237
Japan Exchange Group, Inc.	5,800	100,943
Julius Baer Group Ltd.*	2,500	152,907
London Stock Exchange Group plc	3,517	180,110
Macquarie Group Ltd.	3,624	281,716
Moody’s Corp.	1,287	189,974
Morgan Stanley	10,804	566,887
Nasdaq, Inc.	953	73,219
Natixis SA	10,640	84,207
Nomura Holdings, Inc.	40,900	241,425
Northern Trust Corp.	1,635	163,320
Partners Group Holding AG	193	132,304
Raymond James Financial, Inc.	997	89,032
S&P Global, Inc.	1,979	335,243
SBI Holdings, Inc.	2,250	47,047
Schroders plc	1,481	70,305
Singapore Exchange Ltd.	9,300	51,734
St James’s Place plc	5,754	95,245
State Street Corp.	2,878	280,922
T. Rowe Price Group, Inc.	1,865	195,694
UBS Group AG (Registered)*	329,325	6,063,001

		15,024,103

Consumer Finance (0.8%)
Acom Co. Ltd.*	4,400	18,549
AEON Financial Service Co. Ltd.	1,100	25,617
American Express Co.	5,591	555,242
Capital One Financial Corp.	57,512	5,727,046
Credit Saison Co. Ltd.	2,100	38,207
Discover Financial Services	2,820	216,914
Navient Corp.	1,819	24,229
Synchrony Financial	5,709	220,424

		6,826,228

Diversified Financial Services (0.5%)
AMP Ltd.	33,949	137,476
Berkshire Hathaway, Inc., Class B*	14,936	2,960,615
Challenger Ltd.	6,543	71,626
Eurazeo SA	509	47,026
EXOR NV	1,221	74,862
First Pacific Co. Ltd.	24,250	16,450
Groupe Bruxelles Lambert SA	932	100,632
Industrivarden AB, Class C	1,955	48,261
Investor AB, Class B	5,097	232,447
Kinnevik AB, Class B	2,732	92,353
L E Lundbergforetagen AB, Class B	470	35,122
Leucadia National Corp.	2,435	64,503
Mitsubishi UFJ Lease & Finance Co. Ltd.	6,200	36,922
ORIX Corp.	14,900	251,849
Pargesa Holding SA	455	39,456

Standard Life Aberdeen plc	29,604	174,508
Wendel SA	290	50,245

		4,434,353

Insurance (3.2%)
Admiral Group plc	2,371	64,088
Aegon NV	826,003	5,267,590
Aflac, Inc.	3,051	267,817
Ageas	2,186	106,790
AIA Group Ltd.	135,800	1,158,485
Allianz SE (Registered)	5,058	1,162,183
Allstate Corp. (The)	2,783	291,408
American International Group, Inc.	57,957	3,453,079
Aon plc	1,940	259,960
Arthur J Gallagher & Co	1,358	85,934
Assicurazioni Generali SpA	13,951	254,434
Assurant, Inc.	450	45,378
Aviva plc	45,364	310,222
AXA SA‡	21,823	647,669
Baloise Holding AG (Registered)	518	80,641
Brighthouse Financial, Inc.*	689	40,403
China Life Insurance Co. Ltd., Class H	655,000	2,058,180
Chubb Ltd.	23,863	3,487,101
Cincinnati Financial Corp.	1,155	86,590
CNP Assurances	1,725	39,853
Dai-ichi Life Holdings, Inc.	12,000	247,508
Direct Line Insurance Group plc	14,808	76,313
Everest Re Group Ltd.	320	70,803
Gjensidige Forsikring ASA	2,250	42,448
Hannover Rueck SE	653	82,189
Hartford Financial Services Group, Inc. (The)	2,733	153,813
Insurance Australia Group Ltd.	27,306	154,252
Japan Post Holdings Co. Ltd.	18,200	208,692
Legal & General Group plc	66,716	246,179
Lincoln National Corp.	1,696	130,372
Loews Corp.	2,161	108,115
Mapfre SA	13,440	43,185
Marsh & McLennan Cos., Inc.	3,961	322,386
Medibank Pvt Ltd.	32,230	82,735
MetLife, Inc.	8,167	412,924
MS&AD Insurance Group Holdings, Inc.	5,311	179,775
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen (Registered)	1,747	378,877
NN Group NV	3,427	148,521
Old Mutual plc	55,995	175,169
Poste Italiane SpA (m)	5,766	43,413
Principal Financial Group, Inc.	2,042	144,084
Progressive Corp. (The)	4,514	254,228
Prudential Financial, Inc.	3,291	378,399
Prudential plc	29,097	748,582
QBE Insurance Group Ltd.	15,674	130,613
RSA Insurance Group plc	11,081	94,628
Sampo OYJ, Class A	5,030	276,414
SCOR SE	2,058	82,832
Sompo Holdings, Inc.	4,085	158,216
Sony Financial Holdings, Inc.	2,300	40,744
Suncorp Group Ltd.	14,142	152,935

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/TEMPLETON GLOBAL EQUITY MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

	Number of Shares	Value (Note 1)

Swiss Life Holding AG (Registered)*	363	$128,519
Swiss Re AG	3,539	331,401
T&D Holdings, Inc.	5,900	100,903
Tokio Marine Holdings, Inc.	7,600	346,764
Torchmark Corp.	799	72,477
Travelers Cos., Inc. (The)	2,124	288,099
Tryg A/S	1,311	32,792
UnipolSai Assicurazioni SpA	9,655	22,555
Unum Group	1,694	92,984
Willis Towers Watson plc	1,025	154,457
XL Group Ltd.	2,105	74,012
Zurich Insurance Group AG	1,703	518,354

		27,100,466

Total Financials		142,294,804

Health Care (12.6%)
Biotechnology (2.7%)
AbbVie, Inc.	12,372	1,196,496
Alexion Pharmaceuticals, Inc.*	1,734	207,369
Amgen, Inc.	38,684	6,727,148
Biogen, Inc.*	1,641	522,773
BioMarin Pharmaceutical, Inc.*	23,080	2,058,044
Celgene Corp.*	46,831	4,887,283
CSL Ltd.	5,091	561,279
Genmab A/S*	632	104,812
Gilead Sciences, Inc.	74,098	5,308,381
Grifols SA	3,434	100,638
Incyte Corp.*	1,405	133,068
Regeneron Pharmaceuticals, Inc.*	598	224,824
Shire plc	10,218	538,037
Vertex Pharmaceuticals, Inc.*	1,963	294,175

		22,864,327

Health Care Equipment & Supplies (1.2%)
Abbott Laboratories	13,509	770,959
Align Technology, Inc.*	562	124,871
Arjo AB, Class B*	82,628	235,804
Baxter International, Inc.	3,889	251,385
Becton Dickinson and Co.	2,053	439,423
BioMerieux	466	41,761
Boston Scientific Corp.*	10,658	264,212
Cochlear Ltd.	615	82,165
Coloplast A/S, Class B	1,378	109,601
ConvaTec Group plc (m)	13,945	38,691
Cooper Cos., Inc. (The)	398	86,716
CYBERDYNE, Inc. (x)*	1,100	18,949
Danaher Corp.	4,751	440,988
DENTSPLY SIRONA, Inc.	1,738	114,413
Edwards Lifesciences Corp.*	1,619	182,477
Essilor International Cie Generale d’Optique SA	2,335	322,050
Fisher & Paykel Healthcare Corp. Ltd.	6,420	65,290
Getinge AB, Class B	85,281	1,237,147
Hologic, Inc.*	2,140	91,485
Hoya Corp.	4,500	224,770
IDEXX Laboratories, Inc.*	667	104,305
Intuitive Surgical, Inc.*	870	317,498
Koninklijke Philips NV	10,782	408,026
LivaNova plc*	23,890	1,909,289

Medtronic plc	10,506	848,360
Olympus Corp.	3,200	122,689
ResMed, Inc.	1,109	93,921
Smith & Nephew plc	9,811	170,613
Sonova Holding AG (Registered)	596	93,090
Straumann Holding AG (Registered)	113	79,840
Stryker Corp.	2,498	386,790
Sysmex Corp.	1,700	133,827
Terumo Corp.	3,600	170,615
Varian Medical Systems, Inc.*	757	84,141
William Demant Holding A/S*	1,426	39,875
Zimmer Biomet Holdings, Inc.	1,549	186,918

		10,292,954

Health Care Providers & Services (1.4%)
Aetna, Inc.	2,531	456,567
Alfresa Holdings Corp.	2,300	54,032
AmerisourceBergen Corp.	1,256	115,326
Anthem, Inc.	1,993	448,445
Cardinal Health, Inc.	58,791	3,602,126
Centene Corp.*	1,387	139,921
Cigna Corp.	1,914	388,714
DaVita, Inc.*	1,187	85,761
Envision Healthcare Corp.*	961	33,212
Express Scripts Holding Co.*	4,396	328,117
Fresenius Medical Care AG & Co. KGaA	2,416	254,460
Fresenius SE & Co. KGaA	4,678	365,231
HCA Healthcare, Inc.*	2,198	193,072
Healthscope Ltd.	21,288	34,881
Henry Schein, Inc.*	1,181	82,528
Humana, Inc.	1,109	275,110
Laboratory Corp. of America Holdings*	772	123,142
McKesson Corp.	1,618	252,327
Mediclinic International plc (x)	3,592	31,499
Medipal Holdings Corp.	2,100	41,133
Patterson Cos., Inc.	738	26,664
Quest Diagnostics, Inc.	1,029	101,346
Ramsay Health Care Ltd.	1,640	89,726
Ryman Healthcare Ltd.	4,162	31,236
Sinopharm Group Co. Ltd., Class H	532,800	2,305,003
Sonic Healthcare Ltd.	4,495	80,175
Suzuken Co. Ltd.	660	27,150
UnitedHealth Group, Inc.	7,521	1,658,080
Universal Health Services, Inc., Class B	687	77,871

		11,702,855

Health Care Technology (0.0%)
Cerner Corp.*	2,420	163,084
M3, Inc.	2,400	84,455

		247,539

Life Sciences Tools & Services (0.5%)
Agilent Technologies, Inc.	2,482	166,220
Eurofins Scientific SE	122	74,303
Illumina, Inc.*	1,133	247,549
IQVIA Holdings, Inc.*	1,130	110,627
Lonza Group AG (Registered)*	822	222,107

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/TEMPLETON GLOBAL EQUITY MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

	Number of Shares	Value (Note 1)

Mettler-Toledo International, Inc.*	196	$121,426
PerkinElmer, Inc.	921	67,344
QIAGEN NV (x)*	86,969	2,732,920
Thermo Fisher Scientific, Inc.	3,112	590,907
Waters Corp.*	606	117,073

		4,450,476

Pharmaceuticals (6.8%)
Allergan plc	32,994	5,397,159
Astellas Pharma, Inc.	23,300	297,156
AstraZeneca plc	14,243	984,778
Bayer AG (Registered)	41,769	5,212,120
Bristol-Myers Squibb Co.	12,703	778,440
Chugai Pharmaceutical Co. Ltd.	2,600	133,144
Daiichi Sankyo Co. Ltd.	6,500	169,430
Eisai Co. Ltd.	3,000	170,828
Eli Lilly & Co.	43,980	3,714,551
GlaxoSmithKline plc	171,226	3,057,366
H Lundbeck A/S	824	41,833
Hisamitsu Pharmaceutical Co., Inc.	700	42,432
Ipsen SA	448	53,522
Johnson & Johnson	20,851	2,913,302
Kyowa Hakko Kirin Co. Ltd.	3,000	58,016
Merck & Co., Inc.	21,228	1,194,500
Merck KGaA	25,128	2,705,947
Mitsubishi Tanabe Pharma Corp.	2,600	53,811
Mylan NV*	4,118	174,233
Novartis AG (Registered)	59,500	5,031,351
Novo Nordisk A/S, Class B	20,979	1,130,994
Ono Pharmaceutical Co. Ltd.	4,700	109,538
Orion OYJ, Class B	1,229	45,831
Otsuka Holdings Co. Ltd.	4,400	193,221
Perrigo Co. plc	989	86,201
Pfizer, Inc.	146,303	5,299,095
Recordati SpA	1,060	47,134
Roche Holding AG	27,545	6,967,871
Sanofi	57,361	4,945,047
Santen Pharmaceutical Co. Ltd.	4,400	69,158
Shionogi & Co. Ltd.	3,300	178,568
Sumitomo Dainippon Pharma Co. Ltd.	1,500	22,285
Taisho Pharmaceutical Holdings Co. Ltd.	400	31,950
Takeda Pharmaceutical Co. Ltd.	8,000	454,475
Teva Pharmaceutical Industries Ltd. (ADR) (x)	218,349	4,137,714
UCB SA	1,392	110,533
Vifor Pharma AG (x)	520	66,651
Zoetis, Inc.	3,782	272,455

		56,352,640

Total Health Care		105,910,791

Industrials (8.5%)
Aerospace & Defense (1.8%)
Airbus SE	6,536	650,904
Arconic, Inc.	3,293	89,734
BAE Systems plc	425,080	3,288,572
Boeing Co. (The)	4,345	1,281,384
Cobham plc*	26,843	45,774
Dassault Aviation SA	28	43,604
Elbit Systems Ltd.	292	39,021

General Dynamics Corp.	2,155	438,435
L3 Technologies, Inc.	604	119,501
Leonardo SpA	3,972	47,277
Lockheed Martin Corp.	1,936	621,553
Meggitt plc	9,239	60,150
MTU Aero Engines AG	585	104,866
Northrop Grumman Corp.	1,351	414,635
Raytheon Co.	2,244	421,535
Rockwell Collins, Inc.	23,930	3,245,387
Rolls-Royce Holdings plc*	232,121	2,654,482
Rolls-Royce Holdings plc (Preference) (q)(r)*	10,710,042	14,460
Safran SA	3,754	386,959
Singapore Technologies Engineering Ltd.	18,200	44,362
Textron, Inc.	2,007	113,576
Thales SA	1,222	131,784
TransDigm Group, Inc.	368	101,060
United Technologies Corp.	5,764	735,313
Zodiac Aerospace	2,436	72,866

		15,167,194

Air Freight & Logistics (0.6%)
Bollore SA	10,301	55,965
CH Robinson Worldwide, Inc.	1,093	97,375
Deutsche Post AG (Registered)	10,925	521,057
Expeditors International of Washington, Inc.	1,396	90,307
FedEx Corp.	1,915	477,869
Royal Mail plc	9,547	58,327
United Parcel Service, Inc., Class B	29,642	3,531,845
Yamato Holdings Co. Ltd.	4,000	80,497

		4,913,242

Airlines (0.2%)
Alaska Air Group, Inc.	1,017	74,760
American Airlines Group, Inc.	3,305	171,959
ANA Holdings, Inc.	1,400	58,473
Delta Air Lines, Inc.	5,091	285,096
Deutsche Lufthansa AG (Registered)	2,792	102,911
easyJet plc	1,766	34,907
International Consolidated Airlines Group SA	7,576	65,776
Japan Airlines Co. Ltd.	1,330	52,031
Singapore Airlines Ltd.	6,000	47,867
Southwest Airlines Co.	4,237	277,312
United Continental Holdings, Inc.*	1,954	131,700

		1,302,792

Building Products (0.7%)
Allegion plc	694	55,215
AO Smith Corp.	1,217	74,578
Asahi Glass Co. Ltd.	2,200	95,283
Assa Abloy AB, Class B	11,278	234,274
Cie de Saint-Gobain	76,755	4,234,503
Daikin Industries Ltd.	2,800	331,378
Fortune Brands Home & Security, Inc.	1,150	78,706
Geberit AG (Registered)	422	185,828
Johnson Controls International plc	7,183	273,744
LIXIL Group Corp.	3,100	83,914

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/TEMPLETON GLOBAL EQUITY MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

	Number of Shares	Value (Note 1)

Masco Corp.	2,420	$106,335
TOTO Ltd.	1,500	88,529

		5,842,287

Commercial Services & Supplies (0.2%)
Babcock International Group plc	3,318	31,605
Brambles Ltd.	18,433	144,830
Cintas Corp.	691	107,679
Dai Nippon Printing Co. Ltd.	3,000	66,909
Edenred	2,493	72,328
G4S plc	16,594	59,820
ISS A/S	1,819	70,448
Park24 Co. Ltd.	1,300	31,117
Republic Services, Inc.	1,749	118,250
Secom Co. Ltd.	2,400	181,201
Securitas AB, Class B	3,631	63,386
Societe BIC SA	312	34,313
Sohgo Security Services Co. Ltd.	800	43,523
Stericycle, Inc.*	672	45,689
Toppan Printing Co. Ltd.	6,000	54,262
Waste Management, Inc.	3,100	267,530

		1,392,890

Construction & Engineering (0.2%)
ACS Actividades de Construccion y Servicios SA	2,657	103,993
Boskalis Westminster	963	36,316
Bouygues SA	2,469	128,302
CIMIC Group Ltd.	1,159	46,527
Eiffage SA	852	93,374
Ferrovial SA	5,529	125,548
Fluor Corp.	1,112	57,435
HOCHTIEF AG	234	41,441
Jacobs Engineering Group, Inc.	976	64,377
JGC Corp.	2,600	50,281
Kajima Corp.	10,000	96,206
Obayashi Corp.	7,600	92,003
Quanta Services, Inc.*	1,163	45,485
Shimizu Corp.	6,000	61,984
Skanska AB, Class B	3,665	75,953
Taisei Corp.	2,400	119,494
Vinci SA	5,678	580,105

		1,818,824

Electrical Equipment (0.4%)
ABB Ltd. (Registered)	20,737	555,852
Acuity Brands, Inc.	332	58,432
AMETEK, Inc.	1,749	126,750
Eaton Corp. plc	3,415	269,819
Emerson Electric Co.	4,955	345,314
Fuji Electric Co. Ltd.	6,000	45,210
Legrand SA	2,973	228,976
Mabuchi Motor Co. Ltd.	500	27,113
Mitsubishi Electric Corp.	21,700	360,431
Nidec Corp.	2,700	378,851
OSRAM Licht AG	1,119	100,603
Prysmian SpA	2,452	79,994
Rockwell Automation, Inc.	994	195,172
Schneider Electric SE*	6,378	542,266
Siemens Gamesa Renewable Energy SA (x)	2,839	38,935
Vestas Wind Systems A/S	2,356	162,821

		3,516,539

Industrial Conglomerates (1.7%)
3M Co.	4,632	1,090,234
CK Hutchison Holdings Ltd.	265,924	3,339,004
DCC plc	1,034	104,216
General Electric Co.	67,306	1,174,490
Honeywell International, Inc.	5,913	906,818
Jardine Matheson Holdings Ltd.	2,400	145,008
Jardine Strategic Holdings Ltd.	2,600	102,232
Keihan Holdings Co. Ltd.	1,199	35,329
Keppel Corp. Ltd.	16,000	87,929
NWS Holdings Ltd.	15,730	28,388
Roper Technologies, Inc.	788	204,092
Seibu Holdings, Inc.	2,200	41,608
Sembcorp Industries Ltd. (x)	9,800	22,202
Siemens AG (Registered)	46,986	6,548,089
Smiths Group plc	4,520	90,930
Toshiba Corp.*	73,000	205,378

		14,125,947

Machinery (1.2%)
Alfa Laval AB	3,147	74,349
Alstom SA	1,648	68,426
Amada Holdings Co. Ltd.	4,100	55,819
ANDRITZ AG	867	48,981
Atlas Copco AB, Class A	7,556	326,259
Atlas Copco AB, Class B	4,391	168,401
Caterpillar, Inc.	4,617	727,548
CNH Industrial NV	11,505	154,194
Cummins, Inc.	1,211	213,911
Daifuku Co. Ltd.	1,100	59,942
Deere & Co.	2,483	388,614
Dover Corp.	1,206	121,794
FANUC Corp.	2,200	528,351
Flowserve Corp.	1,049	44,194
Fortive Corp.	2,374	171,759
GEA Group AG	1,989	95,484
Hino Motors Ltd.	3,400	44,056
Hitachi Construction Machinery Co. Ltd.	1,100	39,978
Hoshizaki Corp.	600	53,197
IHI Corp.	1,900	63,235
Illinois Tool Works, Inc.	2,393	399,272
IMI plc	3,060	55,072
Ingersoll-Rand plc	1,912	170,531
JTEKT Corp.	2,800	48,110
Kawasaki Heavy Industries Ltd.	1,600	56,162
KION Group AG	822	70,992
Komatsu Ltd.	10,400	376,403
Kone OYJ, Class B	3,741	201,001
Kubota Corp.	11,700	229,431
Kurita Water Industries Ltd.	1,100	35,731
Makita Corp.	2,600	109,261
MAN SE	401	45,901
Metso OYJ	1,269	43,349
MINEBEA MITSUMI, Inc.	4,600	96,470
Mitsubishi Heavy Industries Ltd.	3,700	138,247
Nabtesco Corp.	1,300	49,842
NGK Insulators Ltd.	3,000	56,659
NSK Ltd.	4,400	69,275
PACCAR, Inc.	2,707	192,414
Parker-Hannifin Corp.	1,030	205,567
Pentair plc	1,285	90,747

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/TEMPLETON GLOBAL EQUITY MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

	Number of Shares	Value (Note 1)

Sandvik AB	12,703	$222,528
Schindler Holding AG	460	105,883
Schindler Holding AG (Registered)	225	50,913
SKF AB, Class B	4,250	94,397
SMC Corp.	600	246,976
Snap-on, Inc.	473	82,444
Stanley Black & Decker, Inc.	13,461	2,284,198
Sumitomo Heavy Industries Ltd.	1,200	50,801
THK Co. Ltd.	1,300	48,804
Volvo AB, Class B	17,537	326,450
Wartsila OYJ Abp	1,710	107,922
Weir Group plc (The)	2,309	66,184
Xylem, Inc.	1,411	96,230
Yangzijiang Shipbuilding Holdings Ltd.	23,335	25,648

		9,998,307

Marine (0.0%)
AP Moller – Maersk A/S, Class A	44	73,467
AP Moller – Maersk A/S, Class B	75	131,029
Kuehne + Nagel International AG (Registered)	608	107,630
Mitsui OSK Lines Ltd.	1,199	40,011
Nippon Yusen KK*	1,700	41,476

		393,613

Professional Services (0.3%)
Adecco Group AG (Registered)*	1,792	137,096
Bureau Veritas SA	2,816	77,002
Capita plc	7,973	43,156
Equifax, Inc.	943	111,199
Experian plc	10,475	231,377
IHS Markit Ltd.*	2,760	124,614
Intertek Group plc	1,862	130,476
Nielsen Holdings plc	2,626	95,586
Persol Holdings Co. Ltd.	2,000	50,126
Randstad Holding NV	1,412	86,810
Recruit Holdings Co. Ltd.	12,300	305,659
RELX NV	10,869	249,934
RELX plc	12,006	281,890
Robert Half International, Inc.	927	51,486
SEEK Ltd.	3,740	55,474
SGS SA (Registered)	60	156,457
Teleperformance	650	93,159
Verisk Analytics, Inc.*	1,222	117,312
Wolters Kluwer NV	3,472	181,132

		2,579,945

Road & Rail (0.4%)
Aurizon Holdings Ltd.	23,941	92,653
Central Japan Railway Co. (x)	1,600	286,559
ComfortDelGro Corp. Ltd.	25,700	38,047
CSX Corp.	6,936	381,549
DSV A/S	2,096	165,053
East Japan Railway Co.	3,697	360,759
Hankyu Hanshin Holdings, Inc.	2,700	108,551
JB Hunt Transport Services, Inc.	642	73,817
Kansas City Southern	777	81,756
Keikyu Corp.	2,499	48,017
Keio Corp.	1,400	61,566
Keisei Electric Railway Co. Ltd.	1,500	48,192

Kintetsu Group Holdings Co. Ltd.	2,200	84,349
Kyushu Railway Co.	1,900	58,935
MTR Corp. Ltd.	16,500	96,725
Nagoya Railroad Co. Ltd.	2,000	50,357
Nippon Express Co. Ltd.	800	53,180
Norfolk Southern Corp.	2,221	321,823
Odakyu Electric Railway Co. Ltd.	3,500	74,861
Tobu Railway Co. Ltd.	2,200	71,072
Tokyu Corp.	5,900	94,149
Union Pacific Corp.	6,109	819,216
West Japan Railway Co.	1,800	131,428

		3,602,614

Trading Companies & Distributors (0.7%)
AerCap Holdings NV*	1,534	80,704
Ashtead Group plc	5,728	154,054
Brenntag AG	1,770	112,069
Bunzl plc	3,602	100,766
Fastenal Co.	2,249	122,998
Ferguson plc	2,859	205,742
ITOCHU Corp.	16,800	313,560
Marubeni Corp.	19,300	139,789
MISUMI Group, Inc.	3,100	90,242
Mitsubishi Corp.	17,000	469,678
Mitsui & Co. Ltd.	19,200	312,176
Rexel SA	3,366	61,065
Sumitomo Corp.	13,400	227,744
Toyota Tsusho Corp.	2,500	100,621
Travis Perkins plc	138,238	2,924,682
United Rentals, Inc.*	666	114,492
WW Grainger, Inc.	401	94,736

		5,625,118

Transportation Infrastructure (0.1%)
Abertis Infraestructuras SA	7,749	172,471
Aena SME SA (m)	739	149,850
Aeroports de Paris	344	65,421
Atlantia SpA	5,111	161,406
Auckland International Airport Ltd. (x)	9,980	45,832
Fraport AG Frankfurt Airport Services Worldwide	426	46,953
Getlink SE	5,619	72,274
Hutchison Port Holdings Trust (OTC Exchange), Class U	29,600	11,899
Hutchison Port Holdings Trust (Singapore Stock Exchange), Class U	32,600	13,529
Japan Airport Terminal Co. Ltd.	600	22,259
Kamigumi Co. Ltd.	1,500	33,188
SATS Ltd.	8,400	32,659
Sydney Airport	13,130	72,225
Transurban Group	24,798	240,504

		1,140,470

Total Industrials		71,419,782

Information Technology (13.9%)
Communications Equipment (0.4%)
Cisco Systems, Inc.	38,369	1,469,532
CommScope Holding Co., Inc.*	27,700	1,047,891
F5 Networks, Inc.*	463	60,755

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/TEMPLETON GLOBAL EQUITY MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

	Number of Shares	Value (Note 1)

Harris Corp.	931	$131,876
Juniper Networks, Inc.	2,969	84,617
Motorola Solutions, Inc.	1,243	112,293
Nokia OYJ	65,671	306,829
Telefonaktiebolaget LM Ericsson, Class B	35,185	230,975

		3,444,768

Electronic Equipment, Instruments & Components (1.3%)
Alps Electric Co. Ltd.	2,200	62,871
Amphenol Corp., Class A	2,370	208,086
Corning, Inc.	6,745	215,773
FLIR Systems, Inc.	1,157	53,939
Hamamatsu Photonics KK	1,600	53,819
Hexagon AB, Class B	2,959	148,219
Hirose Electric Co. Ltd.	315	46,044
Hitachi High-Technologies Corp.	600	25,294
Hitachi Ltd.	53,400	416,063
Ingenico Group SA	707	75,507
Keyence Corp.	1,080	605,011
Knowles Corp.*	199,090	2,918,658
Kyocera Corp.	3,700	242,113
Murata Manufacturing Co. Ltd.	2,100	281,802
Nippon Electric Glass Co. Ltd.	800	30,530
Omron Corp.	82,200	4,902,453
Shimadzu Corp.	3,000	68,214
TDK Corp.	1,500	119,681
TE Connectivity Ltd.	2,729	259,364
Yaskawa Electric Corp.	2,900	127,788
Yokogawa Electric Corp.	2,400	45,966

		10,907,195

Internet Software & Services (2.2%)
Akamai Technologies, Inc.*	1,308	85,072
Alphabet, Inc., Class A*	9,523	10,031,529
Alphabet, Inc., Class C*	2,343	2,451,715
Auto Trader Group plc (m)	11,148	53,102
DeNA Co. Ltd. (x)	1,300	26,802
eBay, Inc.*	7,540	284,560
Facebook, Inc., Class A*	18,509	3,266,098
Kakaku.com, Inc.	1,400	23,670
Mixi, Inc.	600	26,945
Nutanix, Inc., Class A (x)*	46,400	1,636,992
United Internet AG (Registered)	1,336	91,916
VeriSign, Inc. (x)*	667	76,331
Yahoo Japan Corp. (x)	16,300	74,791

		18,129,523

IT Services (1.3%)
Accenture plc, Class A	4,796	734,220
Alliance Data Systems Corp.	360	91,253
Amadeus IT Group SA	4,938	356,143
Atos SE	1,100	160,162
Automatic Data Processing, Inc.	3,442	403,368
Capgemini SE	1,808	214,525
Cognizant Technology Solutions Corp., Class A	4,576	324,988
Computershare Ltd.	5,469	69,555
CSRA, Inc.	1,318	39,435
DXC Technology Co.	27,693	2,628,065
Fidelity National Information Services, Inc.	2,567	241,529

Fiserv, Inc.*	1,603	210,201
Fujitsu Ltd.	21,000	149,605
Gartner, Inc.*	745	91,747
Global Payments, Inc.	1,259	126,202
International Business Machines Corp.	6,682	1,025,152
Mastercard, Inc., Class A	7,209	1,091,154
Nomura Research Institute Ltd.	1,615	75,106
NTT Data Corp.	7,200	85,563
Obic Co. Ltd.	800	58,789
Otsuka Corp.	500	38,340
Paychex, Inc.	2,464	167,749
PayPal Holdings, Inc.*	8,769	645,574
Total System Services, Inc.	1,309	103,529
Visa, Inc., Class A	14,075	1,604,831
Western Union Co. (The)	3,463	65,832
Wirecard AG	1,321	147,516
Worldpay Group plc (m)	22,391	128,785

		11,078,918

Semiconductors & Semiconductor Equipment (1.6%)
Advanced Micro Devices, Inc. (x)*	6,396	65,751
Analog Devices, Inc.	2,851	253,825
Applied Materials, Inc.	35,727	1,826,364
ASM Pacific Technology Ltd. (x)	3,400	47,391
ASML Holding NV	4,330	754,105
Broadcom Ltd.	3,156	810,776
Disco Corp.	300	66,750
Infineon Technologies AG	12,781	350,181
Intel Corp.	36,323	1,676,670
KLA-Tencor Corp.	1,225	128,711
Lam Research Corp.	1,253	230,640
Microchip Technology, Inc. (x)	1,785	156,866
Micron Technology, Inc.*	8,953	368,147
NVIDIA Corp.	4,703	910,031
NXP Semiconductors NV*	3,893	455,831
Qorvo, Inc.*	967	64,402
QUALCOMM, Inc.	11,441	732,453
Renesas Electronics Corp.*	5,800	67,587
Rohm Co. Ltd.	1,000	110,761
Skyworks Solutions, Inc.	1,401	133,025
STMicroelectronics NV	7,251	158,386
SUMCO Corp.	2,600	66,641
Taiwan Semiconductor Manufacturing Co. Ltd. (ADR)	68,345	2,709,878
Texas Instruments, Inc.	7,649	798,862
Tokyo Electron Ltd.	1,700	307,788
Xilinx, Inc.	1,905	128,435

		13,380,257

Software (3.5%)
Activision Blizzard, Inc.	5,868	371,562
Adobe Systems, Inc.*	3,826	670,468
ANSYS, Inc.*	664	98,000
Autodesk, Inc.*	1,688	176,953
CA, Inc.	2,423	80,637
Cadence Design Systems, Inc.*	2,220	92,840
Check Point Software Technologies Ltd.*	1,458	151,078
Citrix Systems, Inc.*	1,075	94,600
Dassault Systemes SE	1,481	157,422
Electronic Arts, Inc.*	2,390	251,093

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/TEMPLETON GLOBAL EQUITY MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

	Number of Shares	Value (Note 1)

Intuit, Inc.	1,885	$297,415
Konami Holdings Corp.	1,000	55,026
LINE Corp.*	500	20,391
Micro Focus International plc	4,836	164,735
Microsoft Corp.	170,005	14,542,229
Nexon Co. Ltd.*	2,400	69,865
Nice Ltd.	690	62,364
Nintendo Co. Ltd.	1,200	438,678
Oracle Corp.	178,253	8,427,803
Oracle Corp. Japan	400	33,157
Red Hat, Inc.*	1,373	164,897
Sage Group plc (The)	12,162	131,036
salesforce.com, Inc.*	5,326	544,477
SAP SE	21,328	2,391,423
Symantec Corp.	4,836	135,698
Synopsys, Inc.*	1,180	100,583
Trend Micro, Inc.	1,300	73,725
Ubisoft Entertainment SA*	710	54,640

		29,852,795

Technology Hardware, Storage & Peripherals (3.6%)
Apple, Inc.	79,579	13,467,155
Brother Industries Ltd.	2,700	66,616
Canon, Inc.	12,000	447,304
Catcher Technology Co. Ltd.	174,000	1,917,839
FUJIFILM Holdings Corp.	4,600	188,001
Hewlett Packard Enterprise Co.	12,379	177,762
HP, Inc.	12,853	270,042
Konica Minolta, Inc.	163,300	1,571,042
NEC Corp.	3,000	80,941
NetApp, Inc.	2,117	117,112
Ricoh Co. Ltd.	8,000	74,338
Samsung Electronics Co. Ltd. (GDR) (m)	9,775	11,710,450
Seagate Technology plc	2,195	91,839
Seiko Epson Corp.	3,200	75,516
Western Digital Corp.	2,296	182,601
Xerox Corp.	1,540	44,891

		30,483,449

Total Information Technology		117,276,905

Materials (6.0%)
Chemicals (2.8%)
Air Liquide SA	4,805	605,643
Air Products & Chemicals, Inc.	1,692	277,623
Air Water, Inc.	1,600	33,768
Akzo Nobel NV	47,002	4,117,989
Albemarle Corp.	858	109,730
Arkema SA	747	91,018
Asahi Kasei Corp.	14,200	183,179
BASF SE	10,335	1,137,617
CF Industries Holdings, Inc.	1,810	76,997
Chr Hansen Holding A/S	1,132	106,181
Clariant AG (Registered)*	2,615	73,127
Covestro AG (m)	1,326	136,874
Croda International plc	1,432	85,534
Daicel Corp.	3,300	37,547
DowDuPont, Inc.	18,161	1,293,426
Eastman Chemical Co.	1,102	102,089
Ecolab, Inc.	2,018	270,775

EMS-Chemie Holding AG (Registered)	88	58,745
Evonik Industries AG	1,893	71,251
FMC Corp.	1,030	97,500
Frutarom Industries Ltd.	475	44,570
FUCHS PETROLUB SE (Preference) (q)	776	41,200
Givaudan SA (Registered)	102	235,727
Hitachi Chemical Co. Ltd.	1,000	25,684
Incitec Pivot Ltd.	17,447	53,091
International Flavors & Fragrances, Inc.	638	97,365
Israel Chemicals Ltd.	6,622	26,833
Johnson Matthey plc	2,226	92,417
JSR Corp.	2,000	39,370
K+S AG (Registered)	2,252	56,081
Kaneka Corp.	3,000	27,397
Kansai Paint Co. Ltd.	2,200	57,170
Koninklijke DSM NV	2,093	200,074
Kuraray Co. Ltd.	4,100	77,361
LANXESS AG	1,061	84,390
Linde AG*	2,090	488,121
LyondellBasell Industries NV, Class A	24,990	2,756,897
Mitsubishi Chemical Holdings Corp.	16,100	176,682
Mitsubishi Gas Chemical Co., Inc.	2,000	57,422
Mitsui Chemicals, Inc.	2,000	64,344
Monsanto Co.	3,410	398,220
Mosaic Co. (The)	2,833	72,695
Nippon Paint Holdings Co. Ltd. (x)	2,000	63,279
Nissan Chemical Industries Ltd.	1,500	59,840
Nitto Denko Corp.	1,900	168,795
Novozymes A/S, Class B	63,723	3,640,757
Orica Ltd.	4,480	63,269
PPG Industries, Inc.	1,975	230,720
Praxair, Inc.	2,222	343,699
Sherwin-Williams Co. (The)	639	262,016
Shin-Etsu Chemical Co. Ltd.	4,400	447,127
Sika AG	23	182,688
Solvay SA	824	114,588
Sumitomo Chemical Co. Ltd.	18,000	129,399
Symrise AG	1,359	116,783
Taiyo Nippon Sanso Corp.	1,300	18,195
Teijin Ltd.	2,000	44,553
Toray Industries, Inc.	17,000	160,306
Tosoh Corp.	3,500	79,334
Umicore SA	2,226	105,379
Yara International ASA	63,613	2,918,546

		23,288,997

Construction Materials (0.8%)
Boral Ltd.	12,310	74,822
CRH plc	110,630	3,976,209
Fletcher Building Ltd.	8,834	47,581
HeidelbergCement AG	20,990	2,272,933
Imerys SA	389	36,658
James Hardie Industries plc (CHDI) (x)	4,792	84,575
LafargeHolcim Ltd. (Registered)*	5,122	288,834
Martin Marietta Materials, Inc.	471	104,110

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/TEMPLETON GLOBAL EQUITY MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

	Number of Shares	Value (Note 1)

Taiheiyo Cement Corp.	1,300	$56,130
Vulcan Materials Co.	1,003	128,755

		7,070,607

Containers & Packaging (0.1%)
Amcor Ltd.	13,307	160,103
Avery Dennison Corp.	685	78,679
Ball Corp.	2,717	102,838
International Paper Co.	3,189	184,771
Packaging Corp. of America	735	88,604
Sealed Air Corp.	1,345	66,309
Toyo Seikan Group Holdings Ltd.	2,100	33,734
WestRock Co.	1,964	124,144

		839,182

Metals & Mining (2.2%)
Alumina Ltd.	28,389	53,826
Anglo American plc (x)	15,015	314,122
Antofagasta plc	4,570	62,010
ArcelorMittal*	7,474	243,159
Barrick Gold Corp.	99,080	1,433,688
BHP Billiton Ltd.	36,139	833,799
BHP Billiton plc	23,766	488,535
BlueScope Steel Ltd.	6,026	72,266
Boliden AB	2,969	101,559
Fortescue Metals Group Ltd.	16,796	63,953
Freeport-McMoRan, Inc.*	10,449	198,113
Fresnillo plc	2,527	48,755
Glencore plc*	524,472	2,761,652
Hitachi Metals Ltd.	2,300	33,028
JFE Holdings, Inc.	5,900	141,694
Kobe Steel Ltd.	3,900	36,170
Maruichi Steel Tube Ltd.	600	17,573
Mitsubishi Materials Corp.	1,200	42,707
Newcrest Mining Ltd.	8,626	153,589
Newmont Mining Corp.	4,049	151,918
Nippon Steel & Sumitomo Metal Corp.	8,505	218,220
Norsk Hydro ASA	14,585	110,756
Nucor Corp.	2,440	155,135
Randgold Resources Ltd.	1,105	110,551
Rio Tinto Ltd.	4,746	280,729
Rio Tinto plc	13,892	739,373
South32 Ltd.	58,713	159,880
Sumitomo Metal Mining Co. Ltd.	130,199	5,983,319
thyssenkrupp AG	5,052	146,783
voestalpine AG	1,199	71,708
Wheaton Precious Metals Corp.	150,400	3,325,072

		18,553,642

Paper & Forest Products (0.1%)
Mondi plc	4,224	110,126
Oji Holdings Corp.	9,000	59,907
Stora Enso OYJ, Class R	6,389	101,342
UPM-Kymmene OYJ	6,006	186,715

		458,090

Total Materials		50,210,518

Real Estate (2.5%)
Equity Real Estate Investment Trusts (REITs) (1.3%)
Alexandria Real Estate Equities, Inc. (REIT)	770	$100,554
American Tower Corp. (REIT)	3,328	474,805
Apartment Investment & Management Co. (REIT), Class A	1,138	49,742
Ascendas REIT (REIT)	26,617	54,132
AvalonBay Communities, Inc. (REIT)	1,063	189,650
Boston Properties, Inc. (REIT)	1,175	152,785
British Land Co. plc (The) (REIT)	10,718	100,066
CapitaLand Commercial Trust (REIT)	27,516	39,707
CapitaLand Mall Trust (REIT)	28,500	45,389
Crown Castle International Corp. (REIT)	3,153	350,014
Daiwa House REIT Investment Corp. (REIT)	17	40,390
Dexus (REIT)	11,648	88,611
Digital Realty Trust, Inc. (REIT)	1,576	179,506
Duke Realty Corp. (REIT)	2,765	75,236
Equinix, Inc. (REIT)	606	274,651
Equity Residential (REIT)	2,831	180,533
Essex Property Trust, Inc. (REIT)	518	125,030
Extra Space Storage, Inc. (REIT)	953	83,340
Federal Realty Investment Trust (REIT)	538	71,452
Fonciere Des Regions (REIT)	363	41,150
Gecina SA (REIT)	548	101,192
GGP, Inc. (REIT)	4,744	110,962
Goodman Group (REIT)	20,049	131,716
GPT Group (The) (REIT)	20,589	82,090
Hammerson plc (REIT)	8,475	62,591
HCP, Inc. (REIT)	3,675	95,844
Host Hotels & Resorts, Inc. (REIT)	5,808	115,289
ICADE (REIT)	390	38,338
Iron Mountain, Inc. (REIT)	1,993	75,196
Japan Prime Realty Investment Corp. (REIT)	9	28,596
Japan Real Estate Investment Corp. (REIT)	15	71,223
Japan Retail Fund Investment Corp. (REIT)	29	53,174
Kimco Realty Corp. (REIT)	3,156	57,281
Klepierre SA (REIT)	2,476	108,925
Land Securities Group plc (REIT)	8,597	117,001
Link REIT (REIT)	24,500	227,193
Macerich Co. (The) (REIT)	864	56,748
Mid-America Apartment Communities, Inc. (REIT)	877	88,191
Mirvac Group (REIT)	39,691	72,777
Nippon Building Fund, Inc. (REIT)	15	73,353
Nippon Prologis REIT, Inc. (REIT)	20	42,299
Nomura Real Estate Master Fund, Inc. (REIT)	44	54,631
Prologis, Inc. (REIT)	4,127	266,233
Public Storage (REIT)	1,158	242,022

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/TEMPLETON GLOBAL EQUITY MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

	Number of Shares	Value (Note 1)

Realty Income Corp. (REIT)	2,257	$128,694
Regency Centers Corp. (REIT)	1,198	82,878
SBA Communications Corp. (REIT)*	912	148,984
Scentre Group (REIT)	59,322	193,938
Segro plc (REIT)	11,865	94,035
Simon Property Group, Inc. (REIT)	20,312	3,488,382
SL Green Realty Corp. (REIT)	769	77,615
Stockland (REIT)	26,267	91,817
Suntec REIT (REIT)	26,800	43,082
UDR, Inc. (REIT)	2,025	78,003
Unibail-Rodamco SE (REIT)	1,123	282,960
United Urban Investment Corp. (REIT)	38	54,669
Ventas, Inc. (REIT)	2,723	163,407
Vicinity Centres (REIT)	39,807	84,482
Vornado Realty Trust (REIT)	1,345	105,152
Welltower, Inc. (REIT)	2,854	182,000
Westfield Corp. (REIT)	22,391	165,796
Weyerhaeuser Co. (REIT)	5,829	205,531

		10,761,033

Real Estate Management & Development (1.2%)
Aeon Mall Co. Ltd.	1,570	30,710
Azrieli Group Ltd.	437	24,402
CapitaLand Ltd.	29,000	76,541
CBRE Group, Inc., Class A*	2,330	100,912
City Developments Ltd.	5,100	47,627
CK Asset Holdings Ltd.	173,424	1,516,074
Daito Trust Construction Co. Ltd.	800	163,124
Daiwa House Industry Co. Ltd.	6,500	249,616
Deutsche Wohnen SE	3,944	172,536
Global Logistic Properties Ltd.	30,300	76,348
Hang Lung Group Ltd.	11,000	40,478
Hang Lung Properties Ltd.	25,000	61,117
Henderson Land Development Co. Ltd.	13,476	88,830
Hongkong Land Holdings Ltd.	13,500	94,635
Hulic Co. Ltd.	3,200	35,955
Hysan Development Co. Ltd.	7,000	37,138
Jones Lang LaSalle, Inc.	21,960	3,270,504
Kerry Properties Ltd.	7,000	31,493
LendLease Group	6,301	80,382
Mitsubishi Estate Co. Ltd.	14,000	243,532
Mitsui Fudosan Co. Ltd.	99,500	2,229,754
New World Development Co. Ltd.	66,127	99,366
Nomura Real Estate Holdings, Inc.	1,300	29,144
Sino Land Co. Ltd.	34,997	61,995
Sumitomo Realty & Development Co. Ltd.	4,000	131,458
Sun Hung Kai Properties Ltd.	16,000	267,047
Swire Pacific Ltd., Class A	5,500	50,932
Swire Properties Ltd.	13,000	41,931
Swiss Prime Site AG (Registered)*	813	75,089
Tokyo Tatemono Co. Ltd.	2,200	29,717
Tokyu Fudosan Holdings Corp.	5,700	41,229
UOL Group Ltd.	5,176	34,327
Vonovia SE	5,377	267,031
Wharf Holdings Ltd. (The)	14,400	49,764
Wharf Real Estate Investment Co. Ltd.*	12,400	82,531

Wheelock & Co. Ltd.	9,000	64,279

		9,997,548

Total Real Estate		20,758,581

Telecommunication Services (3.9%)
Diversified Telecommunication Services (1.9%)
AT&T, Inc.	47,654	1,852,788
Bezeq The Israeli Telecommunication Corp. Ltd.	20,150	30,460
BT Group plc	94,856	347,966
CenturyLink, Inc.	7,377	123,048
Deutsche Telekom AG (Registered)	37,495	665,603
Elisa OYJ	1,616	63,443
HKT Trust & HKT Ltd.	45,414	57,895
Iliad SA	307	73,579
Koninklijke KPN NV	37,929	132,340
Nippon Telegraph & Telephone Corp.	7,756	364,895
Orange SA	22,449	389,890
PCCW Ltd.	46,000	26,730
Proximus SADP	1,648	54,081
Singapore Telecommunications Ltd.	1,230,350	3,284,121
Spark New Zealand Ltd.	20,542	52,846
Swisscom AG (Registered)	286	152,179
TDC A/S	9,293	57,109
Telecom Italia SpA*	133,818	115,685
Telecom Italia SpA (RNC)	71,790	51,338
Telefonica Deutschland Holding AG	8,444	42,411
Telefonica SA	239,283	2,332,717
Telenor ASA	206,740	4,429,099
Telia Co. AB	29,787	132,720
Telstra Corp. Ltd.	46,365	131,320
TPG Telecom Ltd. (x)	3,744	19,193
Verizon Communications, Inc.	31,661	1,675,817

		16,659,273

Wireless Telecommunication Services (2.0%)
China Mobile Ltd.	263,500	2,672,824
Drillisch AG	597	49,304
KDDI Corp.	20,400	507,759
Millicom International Cellular SA (SDR)	740	49,976
NTT DOCOMO, Inc.	15,400	363,696
SoftBank Group Corp.	71,400	5,652,434
StarHub Ltd.	8,019	17,088
Tele2 AB, Class B	4,200	51,610
Vodafone Group plc	2,224,443	7,057,829

		16,422,520

Total Telecommunication Services		33,081,793

Utilities (1.6%)
Electric Utilities (0.7%)
Alliant Energy Corp.	1,810	77,124
American Electric Power Co., Inc.	3,817	280,817
AusNet Services	19,264	27,130
Chubu Electric Power Co., Inc.	7,200	89,493

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/TEMPLETON GLOBAL EQUITY MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

	Number of Shares	Value (Note 1)

Chugoku Electric Power Co., Inc. (The) (x)	3,000	$32,243
CK Infrastructure Holdings Ltd.	8,000	68,759
CLP Holdings Ltd.	18,500	189,313
Duke Energy Corp.	5,432	456,886
Edison International	2,513	158,922
EDP – Energias de Portugal SA	27,565	95,418
Electricite de France SA	6,147	76,852
Endesa SA	3,474	74,425
Enel SpA	91,518	563,315
Entergy Corp.	1,403	114,190
Eversource Energy	2,436	153,906
Exelon Corp.	7,451	293,644
FirstEnergy Corp.	3,486	106,741
Fortum OYJ	5,151	101,977
HK Electric Investments & HK Electric Investments Ltd. (m)(x)	34,000	31,115
Iberdrola SA	63,978	495,895
Kansai Electric Power Co., Inc. (The)	7,900	96,756
Kyushu Electric Power Co., Inc.	4,400	46,118
Mercury NZ Ltd.	6,874	16,417
NextEra Energy, Inc.	3,651	570,251
Orsted A/S (m)	2,129	116,217
PG&E Corp.	3,954	177,258
Pinnacle West Capital Corp.	842	71,722
Power Assets Holdings Ltd.	15,500	130,839
PPL Corp.	5,273	163,199
Red Electrica Corp. SA	4,720	105,960
Southern Co. (The)	7,789	374,573
SSE plc	11,221	199,980
Terna Rete Elettrica Nazionale SpA	16,318	94,841
Tohoku Electric Power Co., Inc.	5,300	67,782
Tokyo Electric Power Co. Holdings, Inc.*	17,700	70,062
Xcel Energy, Inc.	3,941	189,602

		5,979,742

Gas Utilities (0.1%)
APA Group	12,155	79,001
Gas Natural SDG SA	4,062	93,820
Hong Kong & China Gas Co. Ltd.	93,859	184,046
Osaka Gas Co. Ltd.	4,200	80,888
Toho Gas Co. Ltd.	1,000	27,424
Tokyo Gas Co. Ltd.	4,600	105,268

		570,447

Independent Power and Renewable Electricity Producers (0.0%)
AES Corp.	5,030	54,475
Electric Power Development Co. Ltd.	1,600	43,097
Meridian Energy Ltd.	12,587	26,092
NRG Energy, Inc.	2,246	63,966
Uniper SE	2,265	70,660

		258,290

Multi-Utilities (0.8%)
AGL Energy Ltd.	7,631	145,042
Ameren Corp.	1,883	111,078
CenterPoint Energy, Inc.	3,328	94,382
Centrica plc	63,703	118,090

CMS Energy Corp.	2,178	103,019
Consolidated Edison, Inc.	2,407	204,475
Dominion Energy, Inc.	4,995	404,895
DTE Energy Co.	1,382	151,274
E.ON SE	24,767	269,263
Engie SA	20,552	353,491
Innogy SE (m)	84,795	3,324,395
National Grid plc	38,470	454,529
NiSource, Inc.	2,755	70,721
Public Service Enterprise Group, Inc.	3,927	202,241
RWE AG*	5,816	118,632
SCANA Corp.	1,120	44,554
Sempra Energy	1,947	208,173
Suez	3,905	68,712
Veolia Environnement SA	5,331	136,083
WEC Energy Group, Inc.	2,429	161,358

		6,744,407

Water Utilities (0.0%)
American Water Works Co., Inc.	1,397	127,812
Severn Trent plc	2,608	76,128
United Utilities Group plc	7,822	87,602

		291,542

Total Utilities		13,844,428

Total Common Stocks (89.8%) (Cost $499,643,297)		755,773,174

	Number of Rights	Value (Note 1)
RIGHTS:
Energy (0.0%)
Oil, Gas & Consumable Fuels (0.0%)
Repsol SA* (Cost $6,209)	13,723	6,240

	Number of Shares	Value (Note 1)
SHORT-TERM INVESTMENTS:
Investment Company (1.4%)
JPMorgan Prime Money Market Fund, IM Shares	12,089,301	12,090,509

	Principal Amount	Value (Note 1)
Repurchase Agreements (0.8%)
Bank of Nova Scotia (The), 1.39%, dated 12/29/17, due 1/2/18, repurchase price $2,000,309, collateralized by various U.S. Government Treasury Securities, ranging from 0.000%-3.750%, maturing 1/11/18-2/15/47; total market value $2,041,678. (xx)	$2,000,000	2,000,000

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/TEMPLETON GLOBAL EQUITY MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

	Principal Amount	Value (Note 1)

Citigroup Global Markets Ltd., 1.40%, dated 12/29/17, due 1/2/18, repurchase price $300,047, collateralized by various Foreign Government Agency Securities, ranging from 1.625%-2.500%, maturing 3/16/21-7/29/25, U.S. Government Treasury Securities, ranging from 0.875%-7.250%, maturing from 8/15/20-2/15/47; total market value $306,000. (xx)	$300,000	$300,000
Citigroup Global Markets, Inc., 1.60%, dated 12/29/17, due 1/2/18, repurchase price $500,089, collateralized by various Common Stocks; total market value $550,000. (xx)	500,000	500,000
Deutsche Bank AG, 1.81%, dated 12/29/17, due 1/2/18, repurchase price $400,080, collateralized by various Common Stocks, U.S. Government Treasury Securities, ranging from 1.875%-2.250%, maturing 4/30/22-8/15/46; total market value $444,889. (xx)	400,000	400,000
Deutsche Bank AG, 1.81%, dated 12/29/17, due 1/2/18, repurchase price $200,040, collateralized by various Common Stocks, U.S. Government Treasury Securities, ranging from 1.875%-2.250%, maturing 4/30/22-8/15/46; total market value $222,444. (xx)	200,000	200,000
Deutsche Bank AG, 1.81%, dated 12/29/17, due 1/2/18, repurchase price $300,060, collateralized by various Common Stocks, U.S. Government Treasury Securities, ranging from 1.875%-2.250%, maturing 4/30/22-8/15/46; total market value $333,666. (xx)	300,000	300,000
Deutsche Bank AG, 1.81%, dated 12/29/17, due 1/2/18, repurchase price $300,060, collateralized by various Common Stocks, U.S. Government Treasury Securities, ranging from 1.875%-2.250%, maturing 4/30/22-8/15/46; total market value $333,666. (xx)	300,000	300,000
Deutsche Bank AG, 1.55%, dated 12/29/17, due 1/2/18, repurchase price $400,069, collateralized by various Corporate Bonds, ranging from 1.750%-1.875%, maturing 9/5/19-4/14/22, Foreign Government Agency Securities, ranging from 1.875%-2.000%, maturing 3/15/19-5/2/25; total market value $408,000. (xx)	400,000	400,000

Macquarie Bank Ltd., 1.42%, dated 12/29/17, due 1/2/18, repurchase price $500,079, collateralized by various U.S. Government Treasury Securities, ranging from 0.000%-3.750%, maturing 1/4/18-11/15/47; total market value $510,225. (xx)	500,000	500,000
NBC Global Finance Ltd., 1.59%, dated 12/29/17, due 1/2/18, repurchase price $400,071, collateralized by various Common Stocks; total market value $444,971. (xx)	400,000	400,000
NBC Global Finance Ltd., 1.59%, dated 12/29/17, due 1/2/18, repurchase price $400,071, collateralized by various Common Stocks; total market value $444,971. (xx)	400,000	400,000
NBC Global Finance Ltd., 1.59%, dated 12/29/17, due 1/2/18, repurchase price $400,071, collateralized by various Common Stocks; total market value $444,971. (xx)	400,000	400,000
RBS Securities, Inc., 1.37%, dated 12/29/17, due 1/2/18, repurchase price $523,517, collateralized by various U.S. Government Treasury Securities, ranging from 1.750%-1.875%, maturing 2/28/22-9/30/22; total market value $533,910. (xx)	523,438	523,438

Total Repurchase Agreements		6,623,438

Total Short-Term Investments (2.2%) (Cost $18,714,207)		18,713,947

Total Investments in Securities (92.0%) (Cost $518,363,713)		774,493,361
Other Assets Less Liabilities (8.0%)		67,643,901

Net Assets (100%)		$842,137,262

*	Non-income producing.
‡	All, or a portion, of the security is an affiliated company as defined under the Investment Company Act of 1940.
(m)	Regulation S is an exemption for securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. Resale restrictions may apply for purposes of the Securities Act of 1933. At December 31, 2017, the market value of these securities amounted to $16,126,065 or 1.9% of net assets.
(q)	Preference Shares are a special type of equity investment that shares in the earnings of the company, has limited voting rights, and receives a greater dividend than applicable Common Shares.
(r)	Value determined using significant unobservable inputs.
(x)	All or a portion of security is on loan at December 31, 2017.

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/TEMPLETON GLOBAL EQUITY MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

(xx)	At December 31, 2017, the Portfolio had loaned securities with a total value of $9,374,317. This was secured by cash collateral of $6,623,438 which was subsequently invested in joint repurchase agreements with a total value of $6,623,438, as detailed in the Notes to the Financial Statements, for which the Portfolio has a proportionate interest as reported in the Portfolio of Investments as Repurchase Agreements, and $3,111,151 collateralized by various U.S. Government Treasury Securities, ranging from 0.000% – 5.500%, maturing 1/4/18 – 11/15/46.

Glossary:

ADR	— American Depositary Receipt
AUD	— Australian Dollar
CHDI	— Clearing House Electronic Subregister System
(CHESS)	Depository Interest
CVA	— Dutch Certification
EUR	— European Currency Unit
FDR	— Finnish Depositary Receipt
GBP	— British Pound
GDR	— Global Depositary Receipt
JPY	— Japanese Yen
RNC	— Risparmio Non-Convertible Savings Shares
SDR	— Swedish Depositary Receipt
USD	— United States Dollar

Country Diversification As a Percentage of Total Net Assets
Australia	1.4%
Austria	0.1
Belgium	0.2
Bermuda	0.0	#
Canada	1.3
Chile	0.0	#
China	0.9
Colombia	0.0	#
Denmark	0.8
Finland	0.2
France	4.8
Germany	4.2
Hong Kong	1.4
Ireland	0.6
Israel	0.6
Italy	0.7
Japan	9.2
Jersey	0.0	#
Luxembourg	0.8
Macau	0.0	#
Mexico	0.0	#
Netherlands	3.9
New Zealand	0.0	#
Norway	1.0
Portugal	0.5
Singapore	0.9
South Africa	0.0	#
South Korea	2.4
Spain	0.9
Sweden	0.7
Switzerland	3.6
Taiwan	0.5
Thailand	0.4
United Kingdom	8.4
United States	41.6
Cash and Other	8.0

	100.0%

#	Percent shown is less than 0.05%.

Investments in companies which were affiliates for the year ended December 31, 2017, were as follows:

Security Description	Shares at December 31, 2017	Market Value December 31, 2016 ($)	Purchases at Cost ($)	Proceeds from Sales ($)	Net Realized Gain (Loss) ($)	Change in Unrealized Appreciation/ (Depreciation) ($)	Market Value December 31, 2017 ($)	Dividend/ Interest Income ($)	Capital Gain Distributions ($)
AXA SA	21,823	609,431	—	(66,386)	6,874	97,750	647,669	25,223	—
BlackRock, Inc.	959	380,921	9,004	(28,905)	11,387	120,241	492,648	9,863	—
PNC Financial Services Group, Inc. (The)	3,693	471,349	—	(44,740)	31,213	75,041	532,863	10,303	—

Total		1,461,701	9,004	(140,031)	49,474	293,032	1,673,180	45,389	—

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/TEMPLETON GLOBAL EQUITY MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

Futures contracts outstanding as of December 31, 2017 (Note 1):

Description	Number of Contracts	Expiration Date	Trading Currency	Notional Amount ($)	Value and Unrealized Appreciation (Depreciation) ($)
Long Contracts
EURO STOXX 50 Index	372	3/2018	EUR	15,590,803	(352,865)
FTSE 100 Index	97	3/2018	GBP	10,003,072	289,041
S&P 500 E-Mini Index	305	3/2018	USD	40,809,000	384,798
SPI 200 Index	34	3/2018	AUD	3,992,539	19,370
TOPIX Index	59	3/2018	JPY	9,514,355	191,533

					531,877

Forward foreign currency contracts outstanding as of December 31, 2017 (Note 1):

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation) ($)
USD	48,678	JPY	5,482,483	HSBC Bank plc	1/5/2018	16
AUD	355,574	USD	266,944	HSBC Bank plc	3/16/2018	10,456
EUR	235,715	USD	279,946	Citibank NA	3/16/2018	4,101
EUR	985,848	USD	1,166,055	HSBC Bank plc	3/16/2018	21,935
GBP	121,595	USD	164,061	Citibank NA	3/16/2018	502
GBP	537,260	USD	721,216	HSBC Bank plc	3/16/2018	5,893
JPY	78,992,639	USD	699,655	HSBC Bank plc	3/16/2018	3,964

Total unrealized appreciation						46,867

JPY	19,399,306	USD	173,964	Citibank NA	3/16/2018	(1,166)
USD	264,300	EUR	223,025	Citibank NA	3/16/2018	(4,454)
USD	157,877	GBP	117,729	Citibank NA	3/16/2018	(1,455)
USD	139,017	JPY	15,624,596	Citibank NA	3/16/2018	(158)

Total unrealized depreciation						(7,233)

Net unrealized appreciation						39,634

Foreign cash on the statement of assets and liabilities is maintained at JPMorgan or its affiliates and is comprised of the following (in USD): AUD 3,630,520, CHF 56, DKK 3,589, EUR 14,345,618, GBP 9,077,304, HKD 22,873, ILS 2,072, JPY 9,008,831, KRW 2, NOK 3,064, NZD 3,073, SEK 7,769, SGD 4,802, and TWD 1.

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/TEMPLETON GLOBAL EQUITY MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2017:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Common Stocks
Consumer Discretionary	$38,770,689	$47,461,632	$—	$86,232,321
Consumer Staples	21,962,162	22,623,445	—	44,585,607
Energy	24,496,769	45,660,875	—	70,157,644
Financials	57,455,642	84,839,162	—	142,294,804
Health Care	62,197,921	43,712,870	—	105,910,791
Industrials	26,426,130	44,979,192	14,460	71,419,782
Information Technology	85,992,312	31,284,593	—	117,276,905
Materials	12,531,888	37,678,630	—	50,210,518
Real Estate	11,541,761	9,216,820	—	20,758,581
Telecommunication Services	3,651,653	29,430,140	—	33,081,793
Utilities	5,191,258	8,653,170	—	13,844,428
Forward Currency Contracts	—	46,867	—	46,867
Futures	884,742	—	—	884,742
Rights
Energy	—	6,240	—	6,240
Short-Term Investments
Investment Company	12,090,509	—	—	12,090,509
Repurchase Agreements	—	6,623,438	—	6,623,438

Total Assets	$363,193,436	$412,217,074	$14,460	$775,424,970

Liabilities:
Forward Currency Contracts	$—	$(7,233)	$—	$(7,233)
Futures	(352,865)	—	—	(352,865)

Total Liabilities	$(352,865)	$(7,233)	$—	$(360,098)

Total	$362,840,571	$412,209,841	$14,460	$775,064,872

There were no transfers between Levels 1, 2 or 3 during the year ended December 31, 2017.

Fair Values of Derivative Instruments as of December 31, 2017:

	Statement of Assets and Liabilities
Derivatives Not Accounted for as Hedging Instrument^	Asset Derivatives	Fair Value
Foreign exchange contracts	Receivables	$46,867
Equity contracts	Receivables, Net assets – Unrealized appreciation	884,742	*

Total		$931,609

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/TEMPLETON GLOBAL EQUITY MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

	Statement of Assets and Liabilities
Derivatives Not Accounted for as Hedging Instrument^	Liability Derivatives	Fair Value
Foreign exchange contracts	Payables	$(7,233)
Equity contracts	Payables, Net assets – Unrealized depreciation	(352,865)*

Total		$(360,098)

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Portfolio of Investments. Only variation margin is reported within the Statement of Assets & Liabilities.

The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2017:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instrument^	Futures	Forward Foreign Currency Contracts	Total
Foreign exchange contracts	$—	$91,057	$91,057
Equity contracts	12,448,392	—	12,448,392

Total	$12,448,392	$91,057	$12,539,449

Amount of Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instrument^	Futures	Forward Foreign Currency Contracts	Total
Foreign exchange contracts	$—	$84,095	$84,095
Equity contracts	(637,218)	—	(637,218)

Total	$(637,218)	$84,095	$(553,123)

^ The Portfolio held forward foreign currency contracts and futures contracts as a substitute for investing in conventional securities, hedging and in an attempt to enhance returns.

The Portfolio held forward foreign currency contracts with an average settlement value of approximately $3,369,000 and futures contracts with an average notional balance of approximately $77,148,000 during the year ended December 31, 2017.

The following table presents the Portfolio’s gross derivative assets and liabilities by counterparty net of amounts available for offset under netting arrangements and any related collateral received or pledged by the Portfolio as of December 31, 2017:

Counterparty	Gross Amount of Derivative Assets Presented in the Statement of Assets and Liabilities (a)	Derivatives Available for Offset	Collateral Received	Net Amount Due from Counterparty
Citibank NA	$4,603	$(4,603)	$—	$—
HSBC Bank plc	42,264	—	—	42,264

	$46,867	$(4,603)	$—	$42,264

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/TEMPLETON GLOBAL EQUITY MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

Counterparty	Gross Amount of Derivative Liabilities Presented in the Statement of Assets and Liabilities (a)	Derivatives Available for Offset	Collateral Pledged	Net Amount Due to Counterparty
Citibank NA	$7,233	$(4,603)	$—	$2,630

Total	$7,233	$(4,603)	$—	$2,630

(a)	For financial reporting purposes the Portfolio does not offset derivative assets and derivative liabilities subject to master netting arrangements in the Statement of Assets and Liabilities.

Investment security transactions for the year ended December 31, 2017 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities (affiliated 4%)*	$72,807,522
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities (affiliated 5%)*	$136,626,696

* During the year ended December 31, 2017, the Portfolio engaged in purchases and sales of securities pursuant to Rule 17a-7 of the 1940 Act (amount is percentage of total Purchases and/or Sales).

As of December 31, 2017, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments in securities and derivative instruments, if applicable, for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$286,436,758
Aggregate gross unrealized depreciation	(33,861,537)

Net unrealized appreciation	$252,575,221

Federal income tax cost of investments in securities and derivative instruments, if applicable	$522,489,651

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/TEMPLETON GLOBAL EQUITY MANAGED VOLATILITY PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2017

ASSETS
Investments in Securities, at value (x):
Affiliated Issuers (Cost $878,990)	$1,673,180
Unaffiliated Issuers (Cost $510,861,285)	766,196,743
Repurchase Agreements (Cost $6,623,438)	6,623,438
Cash	35,599,589
Foreign cash (Cost $36,435,294)	36,109,574
Cash held as collateral at broker	3,346,360
Dividends, interest and other receivables	1,209,366
Receivable for securities sold	591,284
Unrealized appreciation on forward foreign currency contracts	46,867
Due from Custodian	32,747
Securities lending income receivable	12,379
Other assets	40,991

Total assets	851,482,518

LIABILITIES
Payable for return of collateral on securities loaned	6,623,438
Payable to Separate Accounts for Portfolio shares redeemed	1,219,025
Payable for securities purchased	511,383
Investment management fees payable	499,027
Due to broker for futures variation margin	179,077
Administrative fees payable	86,428
Distribution fees payable – Class IB	78,075
Unrealized depreciation on forward foreign currency contracts	7,233
Trustees’ fees payable	1,265
Distribution fees payable – Class IA	691
Accrued expenses	139,614

Total liabilities	9,345,256

NET ASSETS	$842,137,262

Net assets were comprised of:
Paid in capital	$595,459,804
Accumulated undistributed net investment income (loss)	(1,557,419)
Accumulated undistributed net realized gain (loss)	(8,156,014)
Net unrealized appreciation (depreciation)	256,390,891

Net assets	$842,137,262

Class IA
Net asset value, offering and redemption price per share, $3,263,498 / 233,249 shares outstanding (unlimited amount authorized: $0.01 par value)	$13.99

Class IB
Net asset value, offering and redemption price per share, $370,268,551 / 26,460,046 shares outstanding (unlimited amount authorized: $0.01 par value)	$13.99

Class K
Net asset value, offering and redemption price per share, $468,605,213 / 33,494,430 shares outstanding (unlimited amount authorized: $0.01 par value)	$13.99

(x)	Includes value of securities on loan of $9,374,317.

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2017

INVESTMENT INCOME
Dividends ($45,389 of dividend income received from affiliates) (net of $1,054,376 foreign withholding tax)	$19,411,918
Interest	79,768
Securities lending (net)	186,417

Total income	19,678,103

EXPENSES
Investment management fees	5,715,974
Administrative fees	1,006,050
Distribution fees – Class IB	879,104
Custodian fees	188,500
Professional fees	85,597
Printing and mailing expenses	68,397
Trustees’ fees	18,915
Distribution fees – Class IA	7,782
Miscellaneous	71,888

Total expenses	8,042,207

NET INVESTMENT INCOME (LOSS)	11,635,896

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Investments in securities ($49,474 of realized gain (loss) from affiliates)	27,384,458
Futures contracts	12,448,392
Forward foreign currency contracts	91,057
Foreign currency transactions	61,023

Net realized gain (loss)	39,984,930

Change in unrealized appreciation (depreciation) on:
Investments in securities ($293,032 of change in unrealized appreciation (depreciation) from affiliates)	103,920,137
Futures contracts	(637,218)
Forward foreign currency contracts	84,095
Foreign currency translations	3,190,673

Net change in unrealized appreciation (depreciation)	106,557,687

NET REALIZED AND UNREALIZED GAIN (LOSS)	146,542,617

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$158,178,513

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/TEMPLETON GLOBAL EQUITY MANAGED VOLATILITY PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2017	2016
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$11,635,896	$12,268,615
Net realized gain (loss)	39,984,930	(7,799,576)
Net change in unrealized appreciation (depreciation)	106,557,687	34,273,931

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	158,178,513	38,742,970

DIVIDENDS:
Dividends from net investment income
Class IA	(43,427)	(20,282)
Class IB	(4,901,302)	(2,207,004)
Class K	(7,280,315)	(4,051,450)

TOTAL DIVIDENDS	(12,225,044)	(6,278,736)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 7,112 and 14,403 shares, respectively ]	93,661	152,096
Capital shares issued in reinvestment of dividends [ 3,144 and 1,728 shares, respectively ]	43,427	20,282
Capital shares repurchased [ (34,024) and (52,401) shares, respectively ]	(435,596)	(570,062)

Total Class IA transactions	(298,508)	(397,684)

Class IB
Capital shares sold [ 1,775,843 and 2,071,497 shares, respectively ]	22,982,353	22,857,847
Capital shares issued in reinvestment of dividends [ 354,791 and 187,976 shares, respectively ]	4,901,302	2,207,004
Capital shares repurchased [ (3,691,082) and (5,387,545) shares, respectively ]	(47,939,491)	(59,480,397)

Total Class IB transactions	(20,055,836)	(34,415,546)

Class K
Capital shares sold [ 484,116 and 2,694,051 shares, respectively ]	6,289,359	29,152,276
Capital shares issued in reinvestment of dividends [ 527,175 and 345,249 shares, respectively ]	7,280,315	4,051,450
Capital shares repurchased [ (5,077,887) and (5,693,011) shares, respectively ]	(66,781,869)	(62,296,580)

Total Class K transactions	(53,212,195)	(29,092,854)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	(73,566,539)	(63,906,084)

TOTAL INCREASE (DECREASE) IN NET ASSETS	72,386,930	(31,441,850)
NET ASSETS:
Beginning of year	769,750,332	801,192,182

End of year (a)	$842,137,262	$769,750,332

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$(1,557,419)	$(1,169,020)

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/TEMPLETON GLOBAL EQUITY MANAGED VOLATILITY PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class IA	2017	2016	2015	2014	2013
Net asset value, beginning of year	$11.69	$11.18	$11.49	$11.52	$9.15

Income (loss) from investment operations:
Net investment income (loss) (e)	0.17	0.16	0.12	0.17	0.08
Net realized and unrealized gain (loss)	2.32	0.43	(0.43)	(0.04)	2.37

Total from investment operations	2.49	0.59	(0.31)	0.13	2.45

Less distributions:
Dividends from net investment income	(0.19)	(0.08)	— #	(0.16)	(0.08)

Net asset value, end of year	$13.99	$11.69	$11.18	$11.49	$11.52

Total return	21.30%	5.26%	(2.68)%	1.16%	26.84%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$3,263	$3,005	$3,279	$3,814	$3,628
Ratio of expenses to average net assets:
After waivers and reimbursements (f)	1.13%	1.13%	1.12%	1.13%	1.16%
After waivers, reimbursements and fees paid indirectly (f)	1.13%	1.13%	1.12%	1.13%	1.16%
Before waivers, reimbursements and fees paid indirectly (f)	1.13%	1.13%	1.12%	1.13%	1.16%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (f)	1.27%	1.48%	1.04%	1.44%	0.77%
After waivers, reimbursements and fees paid indirectly (f)	1.27%	1.48%	1.04%	1.44%	0.77%
Before waivers, reimbursements and fees paid indirectly (f)	1.27%	1.47%	1.04%	1.44%	0.77%
Portfolio turnover rate^	10%	13%	13%	15%	13%

	Year Ended December 31,
Class IB	2017	2016	2015	2014	2013
Net asset value, beginning of year	$11.69	$11.18	$11.49	$11.53	$9.15

Income (loss) from investment operations:
Net investment income (loss) (e)	0.17	0.16	0.12	0.17	0.08
Net realized and unrealized gain (loss)	2.32	0.43	(0.43)	(0.05)	2.38

Total from investment operations	2.49	0.59	(0.31)	0.12	2.46

Less distributions:
Dividends from net investment income	(0.19)	(0.08)	— #	(0.16)	(0.08)

Net asset value, end of year	$13.99	$11.69	$11.18	$11.49	$11.53

Total return	21.30%	5.26%	(2.68)%	1.07%	26.95%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$370,269	$327,678	$348,348	$369,694	$355,915
Ratio of expenses to average net assets:
After waivers and reimbursements (f)	1.13%	1.13%	1.12%	1.13%	1.16%
After waivers, reimbursements and fees paid indirectly (f)	1.13%	1.13%	1.12%	1.13%	1.16%
Before waivers, reimbursements and fees paid indirectly (f)	1.13%	1.13%	1.12%	1.13%	1.16%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (f)	1.28%	1.48%	1.04%	1.44%	0.74%
After waivers, reimbursements and fees paid indirectly (f)	1.28%	1.48%	1.04%	1.44%	0.74%
Before waivers, reimbursements and fees paid indirectly (f)	1.28%	1.47%	1.04%	1.44%	0.74%
Portfolio turnover rate^	10%	13%	13%	15%	13%

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/TEMPLETON GLOBAL EQUITY MANAGED VOLATILITY PORTFOLIO

FINANCIAL HIGHLIGHTS (Continued)

	Year Ended December 31,
Class K	2017	2016	2015	2014	2013
Net asset value, beginning of year	$11.69	$11.18	$11.48	$11.52	$9.14

Income (loss) from investment operations:
Net investment income (loss) (e)	0.20	0.19	0.15	0.20	0.11
Net realized and unrealized gain (loss)	2.32	0.43	(0.42)	(0.05)	2.38

Total from investment operations	2.52	0.62	(0.27)	0.15	2.49

Less distributions:
Dividends from net investment income	(0.22)	(0.11)	(0.03)	(0.19)	(0.11)

Net asset value, end of year	$13.99	$11.69	$11.18	$11.48	$11.52

Total return	21.58%	5.53%	(2.35)%	1.34%	27.30%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$468,605	$439,067	$449,565	$514,637	$537,011
Ratio of expenses to average net assets:
After waivers and reimbursements (f)	0.88%	0.88%	0.87%	0.88%	0.91%
After waivers, reimbursements and fees paid indirectly (f)	0.88%	0.88%	0.87%	0.88%	0.91%
Before waivers, reimbursements and fees paid indirectly (f)	0.88%	0.88%	0.87%	0.88%	0.91%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (f)	1.54%	1.72%	1.29%	1.69%	1.03%
After waivers, reimbursements and fees paid indirectly (f)	1.54%	1.72%	1.29%	1.69%	1.03%
Before waivers, reimbursements and fees paid indirectly (f)	1.54%	1.71%	1.29%	1.69%	1.03%
Portfolio turnover rate^	10%	13%	13%	15%	13%
#	Per share amount is less than $0.005.
^	Portfolio turnover rate excludes derivatives, if any.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.

See Notes to Financial Statements.

AXA 500 MANAGED VOLATILITY PORTFOLIO (Unaudited)

INVESTMENT MANAGER

➢	AXA Equitable Funds Management Group, LLC

INVESTMENT SUB-ADVISERS

➢	AllianceBernstein L.P.

➢	BlackRock Investment Management, LLC

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/17
	1 Year	5 Years	Since Incept.
Portfolio – Class IB Shares*	20.75%	14.68%	12.28%
Portfolio – Class K Shares**	21.03	14.96	14.88
Volatility Managed Index – Large Cap Core	21.83	15.92	13.83
S&P 500® Index	21.83	15.79	14.29
* Date of inception 10/29/09. ** Date of inception 8/26/11. Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned 20.75% for the year ended December 31, 2017. This compares to the returns of the following benchmarks over the same period: the Volatility Managed Index — Large Cap Core and the S&P 500® Index, which returned 21.83% and 21.83%, respectively.

Portfolio Highlights

What helped performance during the year:

•	The sectors that contributed the most to the performance for the year ending December 31, 2017 were information technology, financials, health care, and consumer discretionary.

•	The five stocks that contributed the most to performance for the year ending December 31, 2017 were Apple, Inc., Microsoft Corp., Amazon.com, Inc., Facebook, Inc. and Alphabet Inc.

What hurt performance during the year:

•	The sectors that detracted the most from performance for the year ending December 31, 2017 were energy, telecommunication services, real estate and utilities.

•	The five stocks that detracted the most from performance for the year ending December 31, 2017 were General Electric Co., Schlumberger Ltd., Exxon Mobil Corp., Allergan plc and AT&T, Inc.

How did derivatives contribute/detract from performance during the year?

•

The Portfolio maintains, or may invest in other portfolios that maintain, exposure to exchange-traded index futures, for purposes of liquidity and/or to adjust the Portfolio’s equity exposure during periods of high market volatility. The derivatives are typically offset by a roughly equal allocation to cash and cash equivalents, and had a minimal impact on performance relative to the index.

Sector Weightings as of December 31, 2017	% of Net Assets
Information Technology	21.3%
Financials	13.3
Health Care	12.4
Consumer Discretionary	11.0
Industrials	9.2
Consumer Staples	7.4
Energy	5.5
Investment Company	5.1
Materials	2.7
Utilities	2.6
Real Estate	2.6
Telecommunication Services	1.9
Repurchase Agreements	0.5
Cash and Other	4.5

100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees (in the case of Class IB shares of the Portfolio), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2017 and held for the entire six-month period.

AXA 500 MANAGED VOLATILITY PORTFOLIO (Unaudited)

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/17	Ending Account Value 12/31/17	Expenses Paid During Period* 7/1/17 - 12/31/17
Class IB
Actual	$1,000.00	$1,109.57	$4.33
Hypothetical (5% average annual return before expenses)	1,000.00	1,021.10	4.15
Class K
Actual	1,000.00	1,110.80	3.01
Hypothetical (5% average annual return before expenses)	1,000.00	1,022.36	2.88

*  Expenses are equal to the Portfolio’s Class IB and Class K shares annualized expense ratios of 0.81% and 0.56%, respectively, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

EQ ADVISORS TRUST

AXA 500 MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2017

	Number of Shares	Value (Note 1)

COMMON STOCKS:
Consumer Discretionary (11.0%)
Auto Components (0.2%)
Aptiv plc	93,410	$7,923,970
BorgWarner, Inc.	68,809	3,515,452
Goodyear Tire & Rubber Co. (The)	87,652	2,832,036

		14,271,458

Automobiles (0.4%)
Ford Motor Co.	1,368,712	17,095,213
General Motors Co.	448,657	18,390,450
Harley-Davidson, Inc. (x)	59,370	3,020,746

		38,506,409

Distributors (0.1%)
Genuine Parts Co.	52,814	5,017,858
LKQ Corp.*	111,983	4,554,349

		9,572,207

Diversified Consumer Services (0.0%)
H&R Block, Inc.	75,423	1,977,591

Hotels, Restaurants & Leisure (1.7%)
Carnival Corp.	142,526	9,459,451
Chipotle Mexican Grill, Inc. (x)*	8,336	2,409,354
Darden Restaurants, Inc.	41,730	4,006,915
Hilton Worldwide Holdings, Inc.	71,008	5,670,699
Marriott International, Inc., Class A	107,477	14,587,853
McDonald’s Corp.	279,882	48,173,290
MGM Resorts International	180,419	6,024,190
Norwegian Cruise Line Holdings Ltd.*	60,007	3,195,373
Royal Caribbean Cruises Ltd.	61,318	7,314,011
Starbucks Corp.	499,465	28,684,275
Wyndham Worldwide Corp.	34,792	4,031,349
Wynn Resorts Ltd.	28,855	4,864,664
Yum Brands, Inc.	117,499	9,589,093

		148,010,517

Household Durables (0.4%)
DR Horton, Inc.	118,219	6,037,444
Garmin Ltd.	40,262	2,398,407
Leggett & Platt, Inc. (x)	43,582	2,080,169
Lennar Corp., Class A	69,630	4,403,401
Mohawk Industries, Inc.*	22,746	6,275,622
Newell Brands, Inc.	170,194	5,258,995
PulteGroup, Inc.	93,141	3,096,938
Whirlpool Corp.	24,730	4,170,467

		33,721,443

Internet & Direct Marketing Retail (2.6%)
Amazon.com, Inc.*	140,379	164,169,030
Expedia, Inc.	44,414	5,319,465
Netflix, Inc.*	152,351	29,245,298
Priceline Group, Inc. (The)*	17,023	29,581,548
TripAdvisor, Inc. (x)*	37,392	1,288,528

		229,603,869

Leisure Products (0.1%)
Hasbro, Inc.	41,167	3,741,668
Mattel, Inc. (x)	125,239	1,926,176

		5,667,844

Media (2.5%)
CBS Corp. (Non-Voting), Class B	126,005	7,434,295
Charter Communications, Inc., Class A*	68,054	22,863,422
Comcast Corp., Class A	1,637,265	65,572,462
Discovery Communications, Inc., Class A (x)*	55,449	1,240,949
Discovery Communications, Inc., Class C*	67,872	1,436,850
DISH Network Corp., Class A*	82,787	3,953,079
Interpublic Group of Cos., Inc. (The)	134,730	2,716,157
News Corp., Class A	135,650	2,198,887
News Corp., Class B	47,782	793,181
Omnicom Group, Inc.	82,577	6,014,083
Scripps Networks Interactive, Inc., Class A	33,070	2,823,517
Time Warner, Inc.	274,865	25,141,902
Twenty-First Century Fox, Inc., Class A	370,011	12,776,480
Twenty-First Century Fox, Inc., Class B	154,132	5,258,984
Viacom, Inc., Class B	118,554	3,652,649
Walt Disney Co. (The)	530,183	56,999,974

		220,876,871

Multiline Retail (0.4%)
Dollar General Corp.	91,066	8,470,049
Dollar Tree, Inc.*	82,854	8,891,063
Kohl’s Corp.	58,022	3,146,533
Macy’s, Inc.	103,993	2,619,584
Nordstrom, Inc. (x)	41,805	1,980,721
Target Corp.	190,928	12,458,051

		37,566,001

Specialty Retail (2.0%)
Advance Auto Parts, Inc.	24,537	2,446,094
AutoZone, Inc.*	9,460	6,729,560
Best Buy Co., Inc.	89,034	6,096,158
CarMax, Inc.*	62,263	3,992,926
Foot Locker, Inc.	46,573	2,183,342
Gap, Inc. (The)	74,887	2,550,651
Home Depot, Inc. (The)	410,070	77,720,567
L Brands, Inc.	84,588	5,093,889
Lowe’s Cos., Inc.	292,288	27,165,247
O’Reilly Automotive, Inc.*	29,703	7,144,760
Ross Stores, Inc.	136,002	10,914,161
Signet Jewelers Ltd. (x)	21,899	1,238,388
Tiffany & Co.	36,176	3,760,495
TJX Cos., Inc. (The)	225,174	17,216,804
Tractor Supply Co.	44,053	3,292,962
Ulta Beauty, Inc.*	20,467	4,577,649

		182,123,653

Textiles, Apparel & Luxury Goods (0.6%)
Hanesbrands, Inc. (x)	130,034	2,719,011
Michael Kors Holdings Ltd.*	54,182	3,410,757
NIKE, Inc., Class B	462,782	28,947,014
PVH Corp.	26,941	3,696,575
Ralph Lauren Corp. (x)	20,715	2,147,938
Tapestry, Inc.	98,718	4,366,297

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA 500 MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

	Number of Shares	Value (Note 1)

Under Armour, Inc., Class A (x)*	69,916	$1,008,888
Under Armour, Inc., Class C (x)*	53,587	713,779
VF Corp.	116,596	8,628,104

		55,638,363

Total Consumer Discretionary		977,536,226

Consumer Staples (7.4%)
Beverages (1.8%)
Brown-Forman Corp., Class B	70,993	4,875,089
Coca-Cola Co. (The)	1,348,041	61,848,120
Constellation Brands, Inc., Class A	60,197	13,759,228
Dr Pepper Snapple Group, Inc.	64,229	6,234,067
Molson Coors Brewing Co., Class B	64,528	5,295,813
Monster Beverage Corp.*	145,219	9,190,911
PepsiCo, Inc.	497,668	59,680,346

		160,883,574

Food & Staples Retailing (1.6%)
Costco Wholesale Corp.	153,444	28,558,997
CVS Health Corp.	355,540	25,776,650
Kroger Co. (The)	310,844	8,532,668
Sysco Corp.	166,221	10,094,601
Walgreens Boots Alliance, Inc.	303,684	22,053,532
Wal-Mart Stores, Inc.	514,514	50,808,258

		145,824,706

Food Products (1.1%)
Archer-Daniels-Midland Co.	195,794	7,847,424
Campbell Soup Co. (x)	66,558	3,202,105
Conagra Brands, Inc.	140,762	5,302,505
General Mills, Inc.	198,081	11,744,222
Hershey Co. (The)	49,309	5,597,065
Hormel Foods Corp. (x)	92,627	3,370,697
JM Smucker Co. (The)	39,799	4,944,628
Kellogg Co. (x)	89,011	6,050,968
Kraft Heinz Co. (The)	209,284	16,273,924
McCormick & Co., Inc. (Non-Voting)	43,575	4,440,728
Mondelez International, Inc., Class A	522,428	22,359,917
Tyson Foods, Inc., Class A	104,465	8,468,978

		99,603,161

Household Products (1.5%)
Church & Dwight Co., Inc.	89,090	4,469,645
Clorox Co. (The)	44,849	6,670,840
Colgate-Palmolive Co.	308,303	23,261,461
Kimberly-Clark Corp.	123,747	14,931,313
Procter & Gamble Co. (The)	894,745	82,209,172

		131,542,431

Personal Products (0.2%)
Coty, Inc., Class A	172,744	3,435,878
Estee Lauder Cos., Inc. (The), Class A	78,450	9,981,978

		13,417,856

Tobacco (1.2%)
Altria Group, Inc.	667,642	47,676,315
Philip Morris International, Inc.	545,413	57,622,884

		105,299,199

Total Consumer Staples		656,570,927

Energy (5.5%)
Energy Equipment & Services (0.7%)
Baker Hughes a GE Co.	151,330	4,788,081
Halliburton Co.	308,266	15,064,959
Helmerich & Payne, Inc. (x)	40,562	2,621,928
National Oilwell Varco, Inc.	134,145	4,831,903
Schlumberger Ltd.	485,231	32,699,718
TechnipFMC plc	156,543	4,901,361

		64,907,950

Oil, Gas & Consumable Fuels (4.8%)
Anadarko Petroleum Corp.	191,018	10,246,206
Andeavor	50,127	5,731,521
Apache Corp.	133,157	5,621,889
Cabot Oil & Gas Corp.	162,281	4,641,237
Chesapeake Energy Corp. (x)*	288,421	1,142,147
Chevron Corp.	666,448	83,432,625
Cimarex Energy Co.	33,021	4,028,892
Concho Resources, Inc.*	52,010	7,812,942
ConocoPhillips	419,630	23,033,491
Devon Energy Corp.	182,723	7,564,732
EOG Resources, Inc.	204,219	22,037,272
EQT Corp.	86,229	4,908,155
Exxon Mobil Corp.	1,486,681	124,345,999
Hess Corp. (x)	98,239	4,663,405
Kinder Morgan, Inc.	671,564	12,135,161
Marathon Oil Corp.	302,689	5,124,525
Marathon Petroleum Corp.	171,388	11,308,180
Newfield Exploration Co.*	71,829	2,264,768
Noble Energy, Inc.	176,267	5,136,420
Occidental Petroleum Corp.	270,798	19,946,981
ONEOK, Inc.	137,528	7,350,872
Phillips 66	150,320	15,204,868
Pioneer Natural Resources Co.	59,466	10,278,698
Range Resources Corp.	82,115	1,400,882
Valero Energy Corp.	151,989	13,969,309
Williams Cos., Inc. (The)	289,511	8,827,190

		422,158,367

Total Energy		487,066,317

Financials (13.3%)
Banks (5.9%)
Bank of America Corp.	3,405,449	100,528,854
BB&T Corp.	277,022	13,773,534
Citigroup, Inc.	928,429	69,084,402
Citizens Financial Group, Inc.	174,064	7,307,207
Comerica, Inc.	59,915	5,201,221
Fifth Third Bancorp	247,708	7,515,461
Huntington Bancshares, Inc.	381,090	5,548,670
JPMorgan Chase & Co.	1,217,855	130,237,414
KeyCorp	380,241	7,669,461
M&T Bank Corp.	52,999	9,062,299
People’s United Financial, Inc.	124,650	2,330,955

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA 500 MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

	Number of Shares	Value (Note 1)

PNC Financial Services Group, Inc. (The)‡	167,383	$24,151,693
Regions Financial Corp.	407,225	7,036,848
SunTrust Banks, Inc.	167,650	10,828,514
US Bancorp	550,294	29,484,753
Wells Fargo & Co.	1,555,655	94,381,589
Zions Bancorp	70,695	3,593,427

		527,736,302

Capital Markets (2.8%)
Affiliated Managers Group, Inc.	18,862	3,871,426
Ameriprise Financial, Inc.	51,055	8,652,291
Bank of New York Mellon Corp. (The)	356,936	19,224,573
BlackRock, Inc.‡	43,358	22,273,438
Cboe Global Markets, Inc.	40,795	5,082,649
Charles Schwab Corp. (The)	421,601	21,657,643
CME Group, Inc.	120,492	17,597,857
E*TRADE Financial Corp.*	96,588	4,787,867
Franklin Resources, Inc.	113,844	4,932,861
Goldman Sachs Group, Inc. (The)	123,148	31,373,183
Intercontinental Exchange, Inc.	205,852	14,524,917
Invesco Ltd.	141,525	5,171,324
Moody’s Corp.	58,220	8,593,854
Morgan Stanley	488,652	25,639,570
Nasdaq, Inc.	41,653	3,200,200
Northern Trust Corp.	76,611	7,652,673
Raymond James Financial, Inc.	45,823	4,091,994
S&P Global, Inc.	89,874	15,224,656
State Street Corp.	130,789	12,766,314
T. Rowe Price Group, Inc.	86,305	9,055,984

		245,375,274

Consumer Finance (0.7%)
American Express Co.	252,994	25,124,834
Capital One Financial Corp.	171,563	17,084,244
Discover Financial Services	127,059	9,773,378
Navient Corp.	81,117	1,080,478
Synchrony Financial	255,134	9,850,724

		62,913,658

Diversified Financial Services (1.5%)
Berkshire Hathaway, Inc., Class B*	675,250	133,848,055
Leucadia National Corp.	107,362	2,844,019

		136,692,074

Insurance (2.4%)
Aflac, Inc.	138,386	12,147,523
Allstate Corp. (The)	126,232	13,217,753
American International Group, Inc.	316,001	18,827,340
Aon plc	87,106	11,672,204
Arthur J Gallagher & Co	64,112	4,057,007
Assurant, Inc.	18,438	1,859,288
Brighthouse Financial, Inc.*	31,626	1,854,549
Chubb Ltd.	162,622	23,763,953
Cincinnati Financial Corp.	51,710	3,876,699
Everest Re Group Ltd.	13,786	3,050,290

Hartford Financial Services Group, Inc. (The)	123,303	6,939,493
Lincoln National Corp.	76,814	5,904,692
Loews Corp. (x)	96,702	4,838,001
Marsh & McLennan Cos., Inc.	178,988	14,567,833
MetLife, Inc.	367,532	18,582,418
Principal Financial Group, Inc.	96,427	6,803,889
Progressive Corp. (The)	202,639	11,412,628
Prudential Financial, Inc.	147,542	16,964,379
Torchmark Corp.	37,267	3,380,490
Travelers Cos., Inc. (The)	96,232	13,052,908
Unum Group	78,384	4,302,498
Willis Towers Watson plc	45,354	6,834,394
XL Group Ltd.	91,706	3,224,383

		211,134,612

Total Financials		1,183,851,920

Health Care (12.4%)
Biotechnology (2.5%)
AbbVie, Inc.	560,133	54,170,463
Alexion Pharmaceuticals, Inc. (x)*	78,066	9,335,913
Amgen, Inc.	255,248	44,387,627
Biogen, Inc.*	74,695	23,795,586
Celgene Corp.*	276,452	28,850,531
Gilead Sciences, Inc.	459,901	32,947,308
Incyte Corp.*	61,885	5,861,128
Regeneron Pharmaceuticals, Inc.*	26,868	10,101,293
Vertex Pharmaceuticals, Inc.*	89,907	13,473,463

		222,923,312

Health Care Equipment & Supplies (2.4%)
Abbott Laboratories	612,681	34,965,705
Align Technology, Inc.*	25,037	5,562,971
Baxter International, Inc.	175,818	11,364,876
Becton Dickinson and Co.	92,946	19,896,031
Boston Scientific Corp.*	480,439	11,910,083
Cooper Cos., Inc. (The)	16,864	3,674,328
Danaher Corp.	213,956	19,859,396
DENTSPLY SIRONA, Inc.	81,397	5,358,365
Edwards Lifesciences Corp. (x)*	73,708	8,307,629
Hologic, Inc.*	96,376	4,120,074
IDEXX Laboratories, Inc.*	31,598	4,941,295
Intuitive Surgical, Inc.*	39,209	14,308,932
Medtronic plc	476,939	38,512,824
ResMed, Inc.	51,460	4,358,147
Stryker Corp.	112,648	17,442,416
Varian Medical Systems, Inc.*	32,672	3,631,493
Zimmer Biomet Holdings, Inc.	70,709	8,532,455

		216,747,020

Health Care Providers & Services (2.5%)
Aetna, Inc.	114,426	20,641,306
AmerisourceBergen Corp.	55,949	5,137,237
Anthem, Inc.	90,148	20,284,201
Cardinal Health, Inc.	109,995	6,739,394
Centene Corp.*	60,748	6,128,258
Cigna Corp.	86,574	17,582,314
DaVita, Inc.*	51,307	3,706,931
Envision Healthcare Corp.*	43,101	1,489,571

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA 500 MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

	Number of Shares	Value (Note 1)

Express Scripts Holding Co.*	198,553	$14,819,996
HCA Healthcare, Inc.*	98,665	8,666,734
Henry Schein, Inc.*	53,972	3,771,563
Humana, Inc.	49,565	12,295,590
Laboratory Corp. of America Holdings*	35,234	5,620,175
McKesson Corp.	73,561	11,471,838
Patterson Cos., Inc.	30,496	1,101,820
Quest Diagnostics, Inc.	48,327	4,759,726
UnitedHealth Group, Inc.	340,053	74,968,085
Universal Health Services, Inc., Class B	30,483	3,455,248

		222,639,987

Health Care Technology (0.1%)
Cerner Corp.*	110,300	7,433,117

Life Sciences Tools & Services (0.7%)
Agilent Technologies, Inc.	114,696	7,681,191
Illumina, Inc.*	51,100	11,164,839
IQVIA Holdings, Inc.*	50,187	4,913,307
Mettler-Toledo International, Inc.*	8,953	5,546,563
PerkinElmer, Inc.	39,265	2,871,057
Thermo Fisher Scientific, Inc.	140,361	26,651,746
Waters Corp.*	27,740	5,359,091

		64,187,794

Pharmaceuticals (4.2%)
Allergan plc	116,941	19,129,209
Bristol-Myers Squibb Co.	573,548	35,147,021
Eli Lilly & Co.	341,732	28,862,685
Johnson & Johnson	942,814	131,729,971
Merck & Co., Inc.	960,648	54,055,663
Mylan NV*	187,613	7,937,906
Perrigo Co. plc	45,268	3,945,559
Pfizer, Inc.	2,094,231	75,853,046
Zoetis, Inc.	171,813	12,377,409

		369,038,469

Total Health Care		1,102,969,699

Industrials (9.2%)
Aerospace & Defense (2.2%)
Arconic, Inc. (x)	150,235	4,093,904
Boeing Co. (The)	196,500	57,949,815
General Dynamics Corp.	97,452	19,826,609
L3 Technologies, Inc.	28,189	5,577,194
Lockheed Martin Corp.	87,690	28,152,875
Northrop Grumman Corp.	61,015	18,726,114
Raytheon Co.	101,700	19,104,345
Rockwell Collins, Inc.	56,907	7,717,727
Textron, Inc.	90,140	5,101,023
TransDigm Group, Inc.	17,527	4,813,265
United Technologies Corp.	261,807	33,398,719

		204,461,590

Air Freight & Logistics (0.7%)
CH Robinson Worldwide, Inc.	49,786	4,435,435
Expeditors International of Washington, Inc.	61,345	3,968,408
FedEx Corp.	87,177	21,754,149

United Parcel Service, Inc., Class B	242,471	28,890,419

		59,048,411

Airlines (0.5%)
Alaska Air Group, Inc.	45,216	3,323,828
American Airlines Group, Inc.	147,448	7,671,719
Delta Air Lines, Inc.	229,339	12,842,984
Southwest Airlines Co.	189,219	12,384,384
United Continental Holdings, Inc.*	86,167	5,807,656

		42,030,571

Building Products (0.3%)
Allegion plc (x)	34,338	2,731,931
AO Smith Corp.	49,502	3,033,483
Fortune Brands Home & Security, Inc.	52,206	3,572,979
Johnson Controls International plc	326,018	12,424,545
Masco Corp.	107,788	4,736,205

		26,499,143

Commercial Services & Supplies (0.3%)
Cintas Corp.	29,951	4,667,264
Republic Services, Inc.	80,925	5,471,339
Stericycle, Inc.*	27,774	1,888,354
Waste Management, Inc.	138,832	11,981,202

		24,008,159

Construction & Engineering (0.1%)
Fluor Corp.	47,565	2,456,732
Jacobs Engineering Group, Inc.	41,277	2,722,631
Quanta Services, Inc.*	56,297	2,201,776

		7,381,139

Electrical Equipment (0.5%)
Acuity Brands, Inc.	14,688	2,585,088
AMETEK, Inc.	81,299	5,891,739
Eaton Corp. plc	155,664	12,299,013
Emerson Electric Co.	227,550	15,857,959
Rockwell Automation, Inc.	45,792	8,991,259

		45,625,058

Industrial Conglomerates (1.6%)
3M Co.	209,674	49,350,969
General Electric Co.	3,045,190	53,138,565
Honeywell International, Inc.	268,160	41,125,018
Roper Technologies, Inc.	35,880	9,292,920

		152,907,472

Machinery (1.6%)
Caterpillar, Inc.	208,807	32,903,808
Cummins, Inc.	55,091	9,731,274
Deere & Co.	111,911	17,515,191
Dover Corp.	54,087	5,462,246
Flowserve Corp. (x)	46,584	1,962,584
Fortive Corp.	106,549	7,708,820
Illinois Tool Works, Inc.	108,460	18,096,551
Ingersoll-Rand plc	85,929	7,664,008
PACCAR, Inc.	122,867	8,733,386
Parker-Hannifin Corp.	46,478	9,276,079

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA 500 MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

	Number of Shares	Value (Note 1)

Pentair plc	57,620	$4,069,124
Snap-on, Inc.	19,837	3,457,589
Stanley Black & Decker, Inc.	54,451	9,239,790
Xylem, Inc.	62,777	4,281,391

		140,101,841

Professional Services (0.3%)
Equifax, Inc.	41,548	4,899,340
IHS Markit Ltd.*	126,325	5,703,574
Nielsen Holdings plc	117,351	4,271,576
Robert Half International, Inc.	42,594	2,365,671
Verisk Analytics, Inc.*	54,461	5,228,256

		22,468,417

Road & Rail (0.9%)
CSX Corp.	313,836	17,264,118
JB Hunt Transport Services, Inc.	30,180	3,470,096
Kansas City Southern	37,068	3,900,295
Norfolk Southern Corp.	100,652	14,584,475
Union Pacific Corp.	276,226	37,041,907

		76,260,891

Trading Companies & Distributors (0.2%)
Fastenal Co.	100,845	5,515,213
United Rentals, Inc.*	29,208	5,021,147
WW Grainger, Inc.	18,335	4,331,644

		14,868,004

Total Industrials		815,660,696

Information Technology (21.3%)
Communications Equipment (0.9%)
Cisco Systems, Inc.	1,735,051	66,452,453
F5 Networks, Inc.*	21,998	2,886,578
Harris Corp.	41,881	5,932,444
Juniper Networks, Inc.	126,084	3,593,394
Motorola Solutions, Inc.	57,469	5,191,749

		84,056,618

Electronic Equipment, Instruments & Components (0.4%)
Amphenol Corp., Class A	106,623	9,361,499
Corning, Inc.	304,955	9,755,510
FLIR Systems, Inc.	49,648	2,314,590
TE Connectivity Ltd.	123,513	11,738,676

		33,170,275

Internet Software & Services (4.4%)
Akamai Technologies, Inc.*	59,234	3,852,579
Alphabet, Inc., Class A*	104,622	110,208,815
Alphabet, Inc., Class C*	105,934	110,849,338
eBay, Inc.*	341,019	12,870,057
Facebook, Inc., Class A*	837,014	147,699,490
VeriSign, Inc. (x)*	28,890	3,306,172

		388,786,451

IT Services (3.6%)
Accenture plc, Class A	217,513	33,299,065
Alliance Data Systems Corp.	17,475	4,429,563
Automatic Data Processing, Inc.	155,384	18,209,451
Cognizant Technology Solutions Corp., Class A	206,506	14,666,056

CSRA, Inc.	62,559	1,871,765
DXC Technology Co.	99,641	9,455,931
Fidelity National Information Services, Inc.	118,864	11,183,914
Fiserv, Inc.*	73,619	9,653,659
Gartner, Inc.*	30,553	3,762,602
Global Payments, Inc.	55,842	5,597,602
International Business Machines Corp.	301,502	46,256,437
Mastercard, Inc., Class A	324,927	49,180,951
Paychex, Inc.	113,353	7,717,072
PayPal Holdings, Inc.*	395,525	29,118,551
Total System Services, Inc.	58,711	4,643,453
Visa, Inc., Class A	636,743	72,601,436
Western Union Co. (The)	155,253	2,951,360

		324,598,868

Semiconductors & Semiconductor Equipment (3.5%)
Advanced Micro Devices, Inc. (x)*	297,807	3,061,456
Analog Devices, Inc.	130,686	11,634,975
Applied Materials, Inc.	373,461	19,091,326
Broadcom Ltd.	143,259	36,803,237
Intel Corp.	1,643,497	75,863,822
KLA-Tencor Corp.	55,230	5,803,016
Lam Research Corp.	56,839	10,462,355
Microchip Technology, Inc. (x)	81,623	7,173,029
Micron Technology, Inc.*	404,953	16,651,667
NVIDIA Corp.	212,663	41,150,291
Qorvo, Inc.*	46,909	3,124,139
QUALCOMM, Inc.	516,714	33,080,030
Skyworks Solutions, Inc.	63,804	6,058,190
Texas Instruments, Inc.	346,475	36,185,849
Xilinx, Inc.	87,222	5,880,507

		312,023,889

Software (4.6%)
Activision Blizzard, Inc.	264,479	16,746,810
Adobe Systems, Inc.*	172,721	30,267,628
ANSYS, Inc.*	29,267	4,319,517
Autodesk, Inc.*	76,837	8,054,823
CA, Inc.	108,425	3,608,384
Cadence Design Systems, Inc.*	101,539	4,246,361
Citrix Systems, Inc.*	49,422	4,349,136
Electronic Arts, Inc.*	107,741	11,319,269
Intuit, Inc.	85,275	13,454,690
Microsoft Corp.	2,707,342	231,586,035
Oracle Corp.	1,069,342	50,558,490
Red Hat, Inc.*	63,023	7,569,062
salesforce.com, Inc.*	241,721	24,711,138
Symantec Corp. (x)	215,414	6,044,517
Synopsys, Inc.*	51,925	4,426,087

		421,261,947

Technology Hardware, Storage & Peripherals (3.9%)
Apple, Inc.	1,802,366	305,014,397
Hewlett Packard Enterprise Co.	558,011	8,013,038
HP, Inc.	584,310	12,276,353
NetApp, Inc.	94,190	5,210,591
Seagate Technology plc	100,709	4,213,665

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA 500 MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

	Number of Shares	Value (Note 1)

Western Digital Corp.	104,962	$8,347,628
Xerox Corp.	70,133	2,044,377

		345,120,049

Total Information Technology		1,909,018,097

Materials (2.7%)
Chemicals (2.0%)
Air Products & Chemicals, Inc.	76,212	12,504,865
Albemarle Corp.	38,956	4,982,083
CF Industries Holdings, Inc.	82,634	3,515,250
DowDuPont, Inc.	821,110	58,479,453
Eastman Chemical Co.	51,974	4,814,871
Ecolab, Inc.	91,142	12,229,434
FMC Corp.	48,836	4,622,816
International Flavors & Fragrances, Inc.	27,939	4,263,771
LyondellBasell Industries NV, Class A	113,608	12,533,235
Monsanto Co.	153,588	17,936,007
Mosaic Co. (The)	118,185	3,032,627
PPG Industries, Inc.	89,083	10,406,676
Praxair, Inc.	100,129	15,487,954
Sherwin-Williams Co. (The)	28,777	11,799,721

		176,608,763

Construction Materials (0.1%)
Martin Marietta Materials, Inc.	22,643	5,005,009
Vulcan Materials Co.	46,634	5,986,406

		10,991,415

Containers & Packaging (0.3%)
Avery Dennison Corp.	32,321	3,712,390
Ball Corp.	126,667	4,794,346
International Paper Co.	143,887	8,336,813
Packaging Corp. of America	34,206	4,123,533
Sealed Air Corp.	61,659	3,039,789
WestRock Co.	91,823	5,804,132

		29,811,003

Metals & Mining (0.3%)
Freeport-McMoRan, Inc.*	471,136	8,932,738
Newmont Mining Corp.	186,728	7,006,035
Nucor Corp.	111,555	7,092,667

		23,031,440

Total Materials		240,442,621

Real Estate (2.6%)
Equity Real Estate Investment Trusts (REITs) (2.5%)
Alexandria Real Estate Equities, Inc. (REIT)	34,777	4,541,528
American Tower Corp. (REIT)	150,325	21,446,867
Apartment Investment & Management Co. (REIT), Class A	53,432	2,335,513
AvalonBay Communities, Inc. (REIT)	49,190	8,775,988
Boston Properties, Inc. (REIT)	54,127	7,038,134
Crown Castle International Corp. (REIT)	142,379	15,805,492

Digital Realty Trust, Inc. (REIT)	71,842	8,182,804
Duke Realty Corp. (REIT)	120,284	3,272,928
Equinix, Inc. (REIT)	27,326	12,384,690
Equity Residential (REIT)	128,672	8,205,413
Essex Property Trust, Inc. (REIT)	22,913	5,530,511
Extra Space Storage, Inc. (REIT)	44,762	3,914,437
Federal Realty Investment Trust (REIT)	25,745	3,419,193
GGP, Inc. (REIT)	216,708	5,068,800
HCP, Inc. (REIT)	164,094	4,279,572
Host Hotels & Resorts, Inc. (REIT)	261,862	5,197,961
Iron Mountain, Inc. (REIT)	96,152	3,627,815
Kimco Realty Corp. (REIT)	147,205	2,671,771
Macerich Co. (The) (REIT)	38,731	2,543,852
Mid-America Apartment Communities, Inc. (REIT)	39,393	3,961,360
Prologis, Inc. (REIT)	186,437	12,027,051
Public Storage (REIT)	52,159	10,901,231
Realty Income Corp. (REIT)	98,925	5,640,704
Regency Centers Corp. (REIT)	49,903	3,452,290
SBA Communications Corp. (REIT)*	40,800	6,665,088
Simon Property Group, Inc. (REIT)	108,823	18,689,261
SL Green Realty Corp. (REIT)	34,540	3,486,122
UDR, Inc. (REIT)	90,116	3,471,268
Ventas, Inc. (REIT)	124,863	7,493,029
Vornado Realty Trust (REIT)	62,151	4,858,965
Welltower, Inc. (REIT)	130,917	8,348,577
Weyerhaeuser Co. (REIT)	267,868	9,445,026

		226,683,241

Real Estate Management & Development (0.1%)
CBRE Group, Inc., Class A*	108,439	4,696,493

Total Real Estate		231,379,734

Telecommunication Services (1.9%)
Diversified Telecommunication Services (1.9%)
AT&T, Inc.	2,154,472	83,765,871
CenturyLink, Inc.	338,145	5,640,259
Verizon Communications, Inc.	1,431,710	75,780,410

Total Telecommunication Services		165,186,540

Utilities (2.6%)
Electric Utilities (1.5%)
Alliant Energy Corp.	82,607	3,519,884
American Electric Power Co., Inc.	172,016	12,655,217
Duke Energy Corp.	246,965	20,772,226
Edison International	114,691	7,253,059
Entergy Corp.	62,550	5,090,945
Eversource Energy	112,354	7,098,526
Exelon Corp.	336,027	13,242,824
FirstEnergy Corp.	155,234	4,753,265
NextEra Energy, Inc.	165,368	25,828,828
PG&E Corp.	179,258	8,036,136

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA 500 MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

	Number of Shares	Value (Note 1)

Pinnacle West Capital Corp.	39,033	$3,324,831
PPL Corp.	238,775	7,390,086
Southern Co. (The)	353,853	17,016,791
Xcel Energy, Inc.	180,769	8,696,797

		144,679,415

Independent Power and Renewable Electricity Producers (0.1%)
AES Corp.	238,030	2,577,865
NRG Energy, Inc.	103,122	2,936,914

		5,514,779

Multi-Utilities (0.9%)
Ameren Corp.	85,081	5,018,928
CenterPoint Energy, Inc.	151,575	4,298,667
CMS Energy Corp.	101,901	4,819,917
Consolidated Edison, Inc.	108,169	9,188,957
Dominion Energy, Inc.	227,516	18,442,446
DTE Energy Co.	62,625	6,854,933
NiSource, Inc.	119,183	3,059,428
Public Service Enterprise Group, Inc.	179,945	9,267,168
SCANA Corp.	48,551	1,931,359
Sempra Energy	88,685	9,482,199
WEC Energy Group, Inc.	111,757	7,424,018

		79,788,020

Water Utilities (0.1%)
American Water Works Co., Inc.	62,987	5,762,681

Total Utilities		235,744,895

Total Common Stocks (89.9%) (Cost $5,008,741,540)		8,005,427,672

	Number of Shares	Value (Note 1)
SHORT-TERM INVESTMENTS:
Investment Company (5.1%)
JPMorgan Prime Money Market Fund, IM Shares	456,412,648	456,458,289

	Principal Amount	Value (Note 1)
Repurchase Agreements (0.5%)
Bank of Nova Scotia (The), 1.39%, dated 12/29/17, due 1/2/18, repurchase price $10,001,544, collateralized by various U.S. Government Treasury Securities, ranging from 0.000%-3.750%, maturing 1/11/18-2/15/47; total market value $10,208,389. (xx)	$10,000,000	10,000,000
Bank of Nova Scotia (The), 1.39%, dated 12/29/17, due 1/2/18, repurchase price $2,000,309, collateralized by various U.S. Government Treasury Securities, ranging from 0.000%-3.750%, maturing 1/11/18-2/15/47; total market value $2,041,678. (xx)	2,000,000	2,000,000

Citigroup Global Markets Ltd., 1.40%, dated 12/29/17, due 1/2/18, repurchase price $2,400,373, collateralized by various Foreign Government Agency Securities, ranging from 1.625%-2.500%, maturing 3/16/21-7/29/25, U.S. Government Treasury Securities, ranging from 0.875%-7.250%, maturing from 8/15/20-2/15/47; total market value $2,448,000. (xx)	2,400,000	$2,400,000
Citigroup Global Markets, Inc., 1.60%, dated 12/29/17, due 1/2/18, repurchase price $4,500,800, collateralized by various Common Stocks; total market value $4,950,002. (xx)	4,500,000	4,500,000
Deutsche Bank AG, 1.81%, dated 12/29/17, due 1/2/18, repurchase price $4,000,804, collateralized by various Common Stocks, U.S. Government Treasury Securities, ranging from 1.875%-2.250%, maturing 4/30/22-8/15/46; total market value $4,448,885. (xx)	4,000,000	4,000,000
Deutsche Bank AG, 1.81%, dated 12/29/17, due 1/2/18, repurchase price $2,300,463, collateralized by various Common Stocks, U.S. Government Treasury Securities, ranging from 1.875%-2.250%, maturing 4/30/22-8/15/46; total market value $2,558,109. (xx)	2,300,000	2,300,000
Deutsche Bank AG, 1.81%, dated 12/29/17, due 1/2/18, repurchase price $1,400,282, collateralized by various Common Stocks, U.S. Government Treasury Securities, ranging from 1.875%-2.250%, maturing 4/30/22-8/15/46; total market value $1,557,110. (xx)	1,400,000	1,400,000
Deutsche Bank AG, 1.81%, dated 12/29/17, due 1/2/18, repurchase price $1,300,261, collateralized by various Common Stocks, U.S. Government Treasury Securities, ranging from 1.875%-2.250%, maturing 4/30/22-8/15/46; total market value $1,445,888. (xx)	1,300,000	1,300,000

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA 500 MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

	Principal Amount	Value (Note 1)

Deutsche Bank AG, 1.55%, dated 12/29/17, due 1/2/18, repurchase price $2,700,465, collateralized by various Corporate Bonds, ranging from 1.750%-1.875%, maturing 9/5/19-4/14/22, Foreign Government Agency Securities, ranging from 1.875%-2.000%, maturing 3/15/19-5/2/25; total market value $2,754,002. (xx)	$2,700,000	$2,700,000
Macquarie Bank Ltd., 1.42%, dated 12/29/17, due 1/2/18, repurchase price $1,000,158, collateralized by various U.S. Government Treasury Securities, ranging from 0.000%-3.750%, maturing 1/4/18-11/15/47; total market value $1,020,450. (xx)	1,000,000	1,000,000
NBC Global Finance Ltd., 1.59%, dated 12/29/17, due 1/2/18, repurchase price $3,100,548, collateralized by various Common Stocks; total market value $3,448,523. (xx)	3,100,000	3,100,000
NBC Global Finance Ltd., 1.59%, dated 12/29/17, due 1/2/18, repurchase price $2,900,512, collateralized by various Common Stocks; total market value $3,226,037. (xx)	2,900,000	2,900,000
NBC Global Finance Ltd., 1.59%, dated 12/29/17, due 1/2/18, repurchase price $2,800,495, collateralized by various Common Stocks; total market value $3,114,795. (xx)	2,800,000	2,800,000
RBS Securities, Inc., 1.37%, dated 12/29/17, due 1/2/18, repurchase price $676,072, collateralized by various U.S. Government Treasury Securities, ranging from 1.750%-1.875%, maturing 2/28/22-9/30/22; total market value $689,493. (xx)	675,969	675,969
Societe Generale SA, 1.32%, dated 12/29/17, due 1/5/18, repurchase price $4,001,027, collateralized by various U.S. Government Treasury Securities, ranging from 0.000%-3.000%, maturing 11/15/21-11/15/46; total market value $4,080,001. (xx)	4,000,000	4,000,000
Societe Generale SA, 1.32%, dated 12/29/17, due 1/5/18, repurchase price $1,000,257, collateralized by various U.S. Government Treasury Securities, ranging from 0.000%-8.125%, maturing 2/28/19-2/15/44; total market value $1,020,000. (xx)	1,000,000	1,000,000

Total Repurchase Agreements		46,075,969

Total Short-Term Investments (5.6%) (Cost $502,600,261)		502,534,258

Total Investments in Securities (95.5%) (Cost $5,511,341,801)		8,507,961,930
Other Assets Less Liabilities (4.5%)		397,333,706

Net Assets (100%)		$8,905,295,636

*	Non-income producing.
‡	All, or a portion, of the security is an affiliated company as defined under the Investment Company Act of 1940.
(x)	All or a portion of security is on loan at December 31, 2017.
(xx)	At December 31, 2017, the Portfolio had loaned securities with a total value of $46,121,049. This was secured by cash collateral of $46,075,969 which was subsequently invested in joint repurchase agreements with a total value of $46,075,969, as detailed in the Notes to the Financial Statements, for which the Portfolio has a proportionate interest as reported in the Portfolio of Investments as Repurchase Agreements, and $1,708,733 collateralized by various U.S. Government Treasury Securities, ranging from 0.000% – 5.375%, maturing 1/4/18 – 11/15/46.

Glossary:

USD	— United States Dollar

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA 500 MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

Investments in companies which were affiliates for the year ended December 31, 2017, were as follows:

Security Description	Shares at December 31, 2017	Market Value December 31, 2016 ($)	Purchases at Cost ($)	Proceeds from Sales ($)	Net Realized Gain (Loss) ($)	Change in Unrealized Appreciation/ (Depreciation) ($)	Market Value December 31, 2017 ($)	Dividend/ Interest Income ($)	Capital Gain Distributions ($)
BlackRock, Inc.	43,358	17,063,033	457,447	(1,157,524)	160,706	5,749,776	22,273,438	441,065	—
PNC Financial Services Group, Inc. (The)	167,383	20,971,513	—	(1,593,976)	429,519	4,344,637	24,151,693	456,824	—

Total		38,034,546	457,447	(2,751,500)	590,225	10,094,413	46,425,131	897,889	—

Futures contracts outstanding as of December 31, 2017 (Note 1):

Description	Number of Contracts	Expiration Date	Trading Currency	Notional Amount ($)	Value and Unrealized Appreciation (Depreciation) ($)
Long Contracts
S&P 500 E-Mini Index	6,702	3/2018	USD	896,727,600	8,480,670

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2017:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Common Stocks
Consumer Discretionary	$977,536,226	$—	$—	$977,536,226
Consumer Staples	656,570,927	—	—	656,570,927
Energy	487,066,317	—	—	487,066,317
Financials	1,183,851,920	—	—	1,183,851,920
Health Care	1,102,969,699	—	—	1,102,969,699
Industrials	815,660,696	—	—	815,660,696
Information Technology	1,909,018,097	—	—	1,909,018,097
Materials	240,442,621	—	—	240,442,621
Real Estate	231,379,734	—	—	231,379,734
Telecommunication Services	165,186,540	—	—	165,186,540
Utilities	235,744,895	—	—	235,744,895
Futures	8,480,670	—	—	8,480,670
Short-Term Investments
Investment Company	456,458,289	—	—	456,458,289
Repurchase Agreements	—	46,075,969	—	46,075,969

Total Assets	$8,470,366,631	$46,075,969	$—	$8,516,442,600

Total Liabilities	$—	$—	$—	$—

Total	$8,470,366,631	$46,075,969	$—	$8,516,442,600

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA 500 MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

There were no transfers between Levels 1, 2 or 3 during the year ended December 31, 2017.

Fair Values of Derivative Instruments as of December 31, 2017:

	Statement of Assets and Liabilities
Derivatives Not Accounted for as Hedging Instrument^	Asset Derivatives	Fair Value
Equity contracts	Receivables, Net assets – Unrealized appreciation	$8,480,670	*

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Portfolio of Investments. Only variation margin is reported within the Statement of Assets & Liabilities.

The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2017:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instrument^	Futures
Equity contracts	$131,958,247

Amount of Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instrument^	Futures
Equity contracts	$5,157,349

^ This Portfolio held futures contracts as a substitute for investing in conventional securities, hedging and in an attempt to enhance returns.

The Portfolio held futures contracts with an average notional balance of approximately $770,049,000 during the year ended December 31, 2017.

Investment security transactions for the year ended December 31, 2017 were as follows:

Cost of Purchases:
year
Long-term investments other than U.S. government debt securities (affiliated 49%)*	$267,807,866
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities (affiliated 13%)*	$716,504,007

* During the year ended December 31, 2017, the Portfolio engaged in purchases and sales of securities pursuant to Rule 17a-7 of the 1940 Act (amount is percentage of total Purchases and/or Sales).

As of December 31, 2017, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments in securities and derivative instruments, if applicable, for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$3,148,468,701
Aggregate gross unrealized depreciation	(149,457,020)

Net unrealized appreciation	$2,999,011,681

Federal income tax cost of investments in securities and derivative instruments, if applicable	$5,517,430,919

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA 500 MANAGED VOLATILITY PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2017

ASSETS
Investments in Securities, at value (x):
Affiliated Issuers (Cost $23,965,955)	$46,425,131
Unaffiliated Issuers (Cost $5,441,299,877)	8,415,460,830
Repurchase Agreements (Cost $46,075,969)	46,075,969
Cash	407,918,325
Cash held as collateral at broker	30,115,800
Dividends, interest and other receivables	8,640,269
Receivable for securities sold	5,806,212
Receivable from Separate Accounts for Portfolio shares sold	36,060
Securities lending income receivable	19,553
Other assets	35,369

Total assets	8,960,533,518

LIABILITIES
Payable for return of collateral on securities loaned	46,075,969
Due to broker for futures variation margin	3,243,197
Investment management fees payable	3,193,798
Payable to Separate Accounts for Portfolio shares redeemed	1,630,216
Administrative fees payable	916,516
Distribution fees payable – Class IB	46,584
Trustees’ fees payable	7,677
Accrued expenses	123,925

Total liabilities	55,237,882

NET ASSETS	$8,905,295,636

Net assets were comprised of:
Paid in capital	$5,825,761,251
Accumulated undistributed net investment income (loss)	3,763,014
Accumulated undistributed net realized gain (loss)	70,670,572
Net unrealized appreciation (depreciation)	3,005,100,799

Net assets	$8,905,295,636

Class IB
Net asset value, offering and redemption price per share, $218,738,634 / 9,163,400 shares outstanding (unlimited amount authorized: $0.01 par value)	$23.87

Class K
Net asset value, offering and redemption price per share, $8,686,557,002 / 361,263,944 shares outstanding (unlimited amount authorized: $0.01 par value)	$24.04

(x)	Includes value of securities on loan of $46,121,049.

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2017

INVESTMENT INCOME
Dividends ($897,889 of dividend income received from affiliates)	$157,435,544
Interest	3,042,563
Securities lending (net)	260,093

Total income	160,738,200

EXPENSES
Investment management fees	35,763,188
Administrative fees	10,312,200
Printing and mailing expenses	697,302
Distribution fees – Class IB	530,283
Professional fees	246,666
Trustees’ fees	193,868
Custodian fees	127,002
Miscellaneous	192,881

Total expenses	48,063,390

NET INVESTMENT INCOME (LOSS)	112,674,810

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Investments in securities ($590,225 of realized gain (loss) from affiliates)	85,405,844
Futures contracts	131,958,247

Net realized gain (loss)	217,364,091

Change in unrealized appreciation (depreciation) on:
Investments in securities ($10,094,413 of change in unrealized appreciation (depreciation) from affiliates)	1,267,502,093
Futures contracts	5,157,349

Net change in unrealized appreciation (depreciation)	1,272,659,442

NET REALIZED AND UNREALIZED GAIN (LOSS)	1,490,023,533

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$1,602,698,343

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA 500 MANAGED VOLATILITY PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2017	2016
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$112,674,810	$105,748,489
Net realized gain (loss)	217,364,091	100,345,393
Net change in unrealized appreciation (depreciation)	1,272,659,442	589,543,060

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	1,602,698,343	795,636,942

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income
Class IB	(2,343,781)	(2,351,727)
Class K	(111,227,796)	(107,406,636)

	(113,571,577)	(109,758,363)

Distributions from net realized capital gains
Class IB	(4,404,023)	(1,476,460)
Class K	(171,740,332)	(54,797,072)

	(176,144,355)	(56,273,532)

TOTAL DIVIDENDS AND DISTRIBUTIONS	(289,715,932)	(166,031,895)

CAPITAL SHARES TRANSACTIONS:
Class IB
Capital shares sold [ 810,279 and 1,373,647 shares, respectively ]	17,888,278	26,343,394
Capital shares issued in reinvestment of dividends and distributions [ 287,148 and 186,115 shares, respectively ]	6,747,804	3,828,187
Capital shares repurchased [ (1,876,880) and (1,867,674) shares, respectively ]	(41,951,321)	(36,153,928)

Total Class IB transactions	(17,315,239)	(5,982,347)

Class K
Capital shares sold [ 15,131,281 and 62,110,586 shares, respectively ]	337,710,991	1,170,086,350
Capital shares issued in reinvestment of dividends and distributions [ 11,946,535 and 7,832,949 shares, respectively ]	282,968,128	162,203,708
Capital shares repurchased [ (35,428,565) and (67,171,434) shares, respectively ]	(805,627,538)	(1,268,443,065)

Total Class K transactions	(184,948,419)	63,846,993

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	(202,263,658)	57,864,646

TOTAL INCREASE (DECREASE) IN NET ASSETS	1,110,718,753	687,469,693
NET ASSETS:
Beginning of year	7,794,576,883	7,107,107,190

End of year (a)	$8,905,295,636	$7,794,576,883

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$3,763,014	$2,374,279

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA 500 MANAGED VOLATILITY PORTFOLIO

FINANCIAL HIGHLIGHTS

	January 1, 2015 to	Year Ended December 31,
Class IA	April 13, 2015‡	2014	2013
Net asset value, beginning of year	$19.32	$17.85	$14.65

Income (loss) from investment operations:
Net investment income (loss) (e)	0.04	0.13	0.05
Net realized and unrealized gain (loss)	0.33	2.11	4.46

Total from investment operations	0.37	2.24	4.51

Less distributions:
Dividends from net investment income	—	(0.11)	(0.08)
Distributions from net realized gains	—	(0.66)	(1.23)

Total dividends and distributions	—	(0.77)	(1.31)

Net asset value, end of period	$19.69	$19.32	$17.85

Total return (b)	1.92%	12.57%	31.01%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$—	$2	$2
Ratio of expenses to average net assets:
After waivers and reimbursements (a)(f)	0.83%	0.85%	0.87%
Before waivers and reimbursements (a)(f)	0.83%	0.85%	0.87%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (a)(f)	0.70%	0.70%	0.31%
Before waivers and reimbursements (a)(f)	0.70%	0.70%	0.31%
Portfolio turnover rate (z)^	4%	3%	4%

	Year Ended December 31,
Class IB	2017	2016	2015	2014	2013
Net asset value, beginning of year	$20.40	$18.72	$19.18	$17.73	$14.56

Income (loss) from investment operations:
Net investment income (loss) (e)	0.25	0.23	0.19	0.13	0.10
Net realized and unrealized gain (loss)	3.97	1.84	(0.13)	2.09	4.38

Total from investment operations	4.22	2.07	0.06	2.22	4.48

Less distributions:
Dividends from net investment income	(0.26)	(0.24)	(0.18)	(0.11)	(0.08)
Distributions from net realized gains	(0.49)	(0.15)	(0.34)	(0.66)	(1.23)

Total dividends and distributions	(0.75)	(0.39)	(0.52)	(0.77)	(1.31)

Net asset value, end of year	$23.87	$20.40	$18.72	$19.18	$17.73

Total return	20.75%	11.04%	0.37%	12.53%	31.00%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$218,739	$202,834	$191,919	$204,231	$195,146
Ratio of expenses to average net assets:
After waivers and reimbursements (f)	0.82%	0.82%	0.83%	0.86%	0.87%
Before waivers and reimbursements (f)	0.82%	0.83%	0.84%	0.86%	0.87%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (f)	1.10%	1.20%	0.99%	0.70%	0.58%
Before waivers and reimbursements (f)	1.10%	1.19%	0.99%	0.70%	0.58%
Portfolio turnover rate^	4%	4%	4%	3%	4%

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA 500 MANAGED VOLATILITY PORTFOLIO

FINANCIAL HIGHLIGHTS (Continued)

	Year Ended December 31,
Class K	2017	2016	2015	2014	2013
Net asset value, beginning of year	$20.54	$18.85	$19.31	$17.84	$14.65

Income (loss) from investment operations:
Net investment income (loss) (e)	0.30	0.28	0.24	0.18	0.14
Net realized and unrealized gain (loss)	4.01	1.85	(0.13)	2.11	4.40

Total from investment operations	4.31	2.13	0.11	2.29	4.54

Less distributions:
Dividends from net investment income	(0.32)	(0.29)	(0.23)	(0.16)	(0.12)
Distributions from net realized gains	(0.49)	(0.15)	(0.34)	(0.66)	(1.23)

Total dividends and distributions	(0.81)	(0.44)	(0.57)	(0.82)	(1.35)

Net asset value, end of year	$24.04	$20.54	$18.85	$19.31	$17.84

Total return	21.03%	11.31%	0.63%	12.86%	31.26%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$8,686,557	$7,591,743	$6,915,188	$5,999,861	$4,383,098
Ratio of expenses to average net assets:
After waivers and reimbursements (f)	0.57%	0.57%	0.58%	0.60%	0.62%
Before waivers and reimbursements (f)	0.57%	0.58%	0.59%	0.60%	0.62%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (f)	1.35%	1.44%	1.26%	0.95%	0.84%
Before waivers and reimbursements (f)	1.35%	1.44%	1.26%	0.95%	0.84%
Portfolio turnover rate^	4%	4%	4%	3%	4%
‡	After the close of business on April 13, 2015, operations ceased and shares were fully redeemed. The shares are no longer being offered, but are still registered.
^	Portfolio turnover rate excludes derivatives, if any.
(a)	Ratios for periods less than one year are annualized. Certain non-recurring expenses incurred by the Portfolio are not annualized for periods less than one year.
(b)	Total returns for periods less than one year are not annualized.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.
(z)	Portfolio turnover rate for periods less than one year is not annualized.

See Notes to Financial Statements.

AXA 400 MANAGED VOLATILITY PORTFOLIO (Unaudited)

INVESTMENT MANAGER

➢	AXA Equitable Funds Management Group, LLC

INVESTMENT SUB-ADVISERS

➢	AllianceBernstein L.P.

➢	BlackRock Investment Management, LLC

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/17
	1 Year	5 Years	Since Incept.
Portfolio – Class IB Shares*	15.26%	13.87%	12.89%
Portfolio – Class K Shares**	15.50	14.15	14.27
Volatility Managed Index – Mid Cap Core	16.24	14.85	14.09
S&P MidCap 400® Index	16.24	15.01	15.17
* Date of inception 10/29/09. ** Date of inception 8/26/11. Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned 15.26% for the year ended December 31, 2017. This compares to the returns of the following benchmarks over the same period: the Volatility Managed Index — Mid Cap Core and the S&P MidCap 400® Index, which returned 16.24% and 16.24%, respectively.

Portfolio Highlights

What helped performance during the year:

•	The sectors that contributed most to performance for the year ending December 31, 2017 were information technology, industrials, financials, and consumer discretionary.

•

The top five stocks that provided the most positive impact to performance for the year ending December 31, 2017 were NVR, Inc, Take-Two Interactive Software, Inc., Cognex Corp, The Chemours Co. and MSCI, Inc.

What hurt performance during the year:

•	The sectors that had the least impact to performance for the year ending December 31, 2017 were energy, telecommunication services, consumer staples and real estate.

•

The five stocks that provided the most negative impact to performance for the year ending December 31, 2017 were Nabors Industries Ltd., Mallinckrodt plc, Frontier Communications Corp., Dick’s Sporting Goods, Inc. and QEP Resources, Inc.

How did derivatives contribute/detract from performance during the year?

•

The Portfolio maintains, or may invest in other portfolios that maintain, exposure to exchange-traded index futures, for purposes of liquidity and/or to adjust the Portfolio’s equity exposure during periods of high market volatility. The derivatives are typically offset by a roughly equal allocation to cash and cash equivalents, and had a minimal impact on performance relative to the index.

Sector Weightings as of December 31, 2017	% of Net Assets
Information Technology	15.7%
Financials	15.7
Industrials	14.3
Consumer Discretionary	11.0
Real Estate	8.3
Health Care	6.8
Materials	6.5
Utilities	4.8
Repurchase Agreements	4.7
Investment Company	4.1
Energy	3.9
Consumer Staples	3.4
Telecommunication Services	0.1
Cash and Other	0.7

100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees (in the case of Class IB shares of the Portfolio), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

AXA 400 MANAGED VOLATILITY PORTFOLIO (Unaudited)

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2017 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/17	Ending Account Value 12/31/17	Expenses Paid During Period* 7/1/17 - 12/31/17
Class IB
Actual	$1,000.00	$1,092.33	$4.48
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.92	4.33
Class K
Actual	1,000.00	1,093.12	3.17
Hypothetical (5% average annual return before expenses)	1,000.00	1,022.18	3.06

*  Expenses are equal to the Portfolio’s Class IB and Class K shares annualized expense ratios of 0.85% and 0.60%, respectively, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

EQ ADVISORS TRUST

AXA 400 MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2017

	Number of Shares	Value (Note 1)

COMMON STOCKS:
Consumer Discretionary (11.0%)
Auto Components (0.9%)
Cooper Tire & Rubber Co. (x)	18,355	$648,849
Dana, Inc.	51,787	1,657,702
Delphi Technologies plc*	31,792	1,668,126
Gentex Corp.	101,621	2,128,960

		6,103,637

Automobiles (0.4%)
Thor Industries, Inc.	17,516	2,640,012

Distributors (0.3%)
Pool Corp.	14,350	1,860,478

Diversified Consumer Services (0.7%)
Adtalem Global Education, Inc.*	21,706	912,737
Graham Holdings Co., Class B	1,647	919,602
Service Corp. International	67,037	2,501,822
Sotheby’s*	13,337	688,189

		5,022,350

Hotels, Restaurants & Leisure (2.4%)
Brinker International, Inc. (x)	16,420	637,753
Buffalo Wild Wings, Inc.*	5,506	860,863
Cheesecake Factory, Inc. (The) (x)	15,259	735,179
Churchill Downs, Inc.	4,615	1,073,911
Cracker Barrel Old Country Store, Inc. (x)	8,586	1,364,230
Domino’s Pizza, Inc.	15,632	2,953,822
Dunkin’ Brands Group, Inc.	32,302	2,082,509
ILG, Inc.	37,708	1,073,924
International Speedway Corp., Class A	8,728	347,811
Jack in the Box, Inc.	10,501	1,030,253
Papa John’s International, Inc. (x)	9,162	514,080
Six Flags Entertainment Corp. (x)	27,866	1,855,039
Texas Roadhouse, Inc.	23,353	1,230,236
Wendy’s Co. (The)	64,970	1,066,807

		16,826,417

Household Durables (1.9%)
CalAtlantic Group, Inc.	27,204	1,534,034
Helen of Troy Ltd.*	9,654	930,163
KB Home (x)	30,175	964,091
NVR, Inc.*	1,242	4,357,208
Tempur Sealy International, Inc. (x)*	16,330	1,023,728
Toll Brothers, Inc.	52,597	2,525,708
TRI Pointe Group, Inc.*	53,797	964,042
Tupperware Brands Corp.	18,187	1,140,325

		13,439,299

Internet & Direct Marketing Retail (0.0%)
HSN, Inc.	668	26,954

Leisure Products (0.6%)
Brunswick Corp.	31,372	1,732,362
Polaris Industries, Inc. (x)	20,799	2,578,868

		4,311,230

Media (1.3%)
AMC Networks, Inc., Class A*	18,045	975,874
Cable One, Inc.	1,676	1,178,815

Cinemark Holdings, Inc.	37,930	1,320,722
John Wiley & Sons, Inc., Class A	15,814	1,039,771
Live Nation Entertainment, Inc.*	47,915	2,039,741
Meredith Corp.	14,021	926,087
New York Times Co. (The), Class A	45,454	840,899
TEGNA, Inc.	76,706	1,080,020

		9,401,929

Multiline Retail (0.2%)
Big Lots, Inc. (x)	15,156	851,010
Dillard’s, Inc., Class A (x)	7,443	446,952

		1,297,962

Specialty Retail (1.6%)
Aaron’s, Inc.	22,428	893,756
American Eagle Outfitters, Inc.	59,952	1,127,098
AutoNation, Inc. (x)*	21,182	1,087,272
Bed Bath & Beyond, Inc.	51,205	1,125,998
Dick’s Sporting Goods, Inc.	29,560	849,554
GameStop Corp., Class A	36,349	652,465
Michaels Cos., Inc. (The)*	39,842	963,778
Murphy USA, Inc.*	11,558	928,801
Office Depot, Inc.	187,422	663,474
Sally Beauty Holdings, Inc.*	45,935	861,741
Urban Outfitters, Inc.*	28,631	1,003,803
Williams-Sonoma, Inc. (x)	27,770	1,435,708

		11,593,448

Textiles, Apparel & Luxury Goods (0.7%)
Carter’s, Inc.	16,939	1,990,163
Deckers Outdoor Corp.*	11,320	908,430
Skechers U.S.A., Inc., Class A*	47,875	1,811,590

		4,710,183

Total Consumer Discretionary		77,233,899

Consumer Staples (3.4%)
Beverages (0.1%)
Boston Beer Co., Inc. (The), Class A (x)*	3,102	592,792

Food & Staples Retailing (0.5%)
Casey’s General Stores, Inc. (x)	13,662	1,529,325
Sprouts Farmers Market, Inc.*	44,248	1,077,439
United Natural Foods, Inc.*	18,224	897,896

		3,504,660

Food Products (2.3%)
Dean Foods Co.	31,821	367,851
Flowers Foods, Inc.	65,852	1,271,602
Hain Celestial Group, Inc. (The)*	37,120	1,573,517
Ingredion, Inc.	25,709	3,594,117
Lamb Weston Holdings, Inc.	52,283	2,951,374
Lancaster Colony Corp.	6,913	893,229
Post Holdings, Inc.*	23,664	1,874,899
Sanderson Farms, Inc.	7,142	991,167
Snyder’s-Lance, Inc.	30,860	1,545,469
Tootsie Roll Industries, Inc. (x)	6,577	239,403
TreeHouse Foods, Inc.*	20,310	1,004,533

		16,307,161

Household Products (0.1%)
Energizer Holdings, Inc.	21,757	1,043,901

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA 400 MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

	Number of Shares	Value (Note 1)

Personal Products (0.4%)
Avon Products, Inc.*	155,830	$335,035
Edgewell Personal Care Co.*	20,073	1,192,135
Nu Skin Enterprises, Inc., Class A	17,708	1,208,217

		2,735,387

Total Consumer Staples		24,183,901

Energy (3.9%)
Energy Equipment & Services (1.4%)
Core Laboratories NV (x)	15,739	1,724,207
Diamond Offshore Drilling, Inc. (x)*	22,970	427,012
Dril-Quip, Inc.*	13,554	646,526
Ensco plc, Class A	156,529	925,086
Nabors Industries Ltd.	115,152	786,488
Oceaneering International, Inc.	35,319	746,644
Patterson-UTI Energy, Inc.	79,272	1,824,049
Rowan Cos. plc, Class A*	40,965	641,512
Superior Energy Services, Inc.*	54,453	524,382
Transocean Ltd. (x)*	139,751	1,492,541

		9,738,447

Oil, Gas & Consumable Fuels (2.5%)
Callon Petroleum Co. (x)*	72,547	881,446
CNX Resources Corp.*	75,297	1,101,595
Energen Corp.*	34,672	1,996,067
Gulfport Energy Corp.*	59,394	757,867
HollyFrontier Corp.	63,379	3,246,273
Matador Resources Co.*	34,239	1,065,860
Murphy Oil Corp. (x)	57,803	1,794,783
PBF Energy, Inc., Class A (x)	39,247	1,391,306
QEP Resources, Inc.*	86,303	825,920
SM Energy Co.	36,877	814,244
Southwestern Energy Co.*	181,609	1,013,378
World Fuel Services Corp.	23,957	674,150
WPX Energy, Inc.*	142,058	1,998,757

		17,561,646

Total Energy		27,300,093

Financials (15.7%)
Banks (7.7%)
Associated Banc-Corp.	54,007	1,371,778
BancorpSouth Bank	30,129	947,557
Bank of Hawaii Corp.	15,169	1,299,983
Bank of the Ozarks, Inc.	43,406	2,103,021
Cathay General Bancorp	27,124	1,143,819
Chemical Financial Corp.	25,428	1,359,635
Commerce Bancshares, Inc.	33,526	1,872,092
Cullen/Frost Bankers, Inc.	20,536	1,943,732
East West Bancorp, Inc.	51,624	3,140,289
First Horizon National Corp.	116,067	2,320,179
FNB Corp.	115,797	1,600,315
Fulton Financial Corp.	62,616	1,120,826
Hancock Holding Co.	30,321	1,500,890
Home BancShares, Inc.	56,501	1,313,648
International Bancshares Corp.	19,543	775,857
MB Financial, Inc.	29,950	1,333,374
PacWest Bancorp	46,080	2,322,432
Pinnacle Financial Partners, Inc.	26,357	1,747,469
Prosperity Bancshares, Inc.	24,828	1,739,698
Signature Bank*	19,189	2,633,882

Sterling Bancorp	80,309	1,975,601
SVB Financial Group*	18,845	4,405,397
Synovus Financial Corp.	42,659	2,045,072
TCF Financial Corp.	61,320	1,257,060
Texas Capital Bancshares, Inc.*	17,731	1,576,286
Trustmark Corp.	24,368	776,364
UMB Financial Corp.	15,687	1,128,209
Umpqua Holdings Corp.	78,710	1,637,168
United Bankshares, Inc. (x)	37,540	1,304,515
Valley National Bancorp	94,544	1,060,784
Webster Financial Corp.	32,888	1,846,990
Wintrust Financial Corp.	19,948	1,643,117

		54,247,039

Capital Markets (3.3%)
Eaton Vance Corp.	42,085	2,373,173
FactSet Research Systems, Inc.	13,978	2,694,399
Federated Investors, Inc., Class B	33,934	1,224,339
Interactive Brokers Group, Inc., Class A	25,502	1,509,973
Janus Henderson Group plc	64,501	2,467,808
Legg Mason, Inc.	30,577	1,283,622
MarketAxess Holdings, Inc.	13,435	2,710,511
MSCI, Inc.	32,175	4,071,425
SEI Investments Co.	46,723	3,357,515
Stifel Financial Corp.	24,469	1,457,374

		23,150,139

Consumer Finance (0.2%)
SLM Corp.*	154,488	1,745,714

Insurance (4.0%)
Alleghany Corp.*	5,519	3,289,821
American Financial Group, Inc.	24,528	2,662,269
Aspen Insurance Holdings Ltd.	21,220	861,532
Brown & Brown, Inc.	41,364	2,128,591
CNO Financial Group, Inc.	59,980	1,480,906
First American Financial Corp.	39,552	2,216,494
Genworth Financial, Inc., Class A*	178,871	556,289
Hanover Insurance Group, Inc. (The)	15,140	1,636,331
Kemper Corp.	17,406	1,199,273
Mercury General Corp.	13,165	703,538
Old Republic International Corp.	87,708	1,875,197
Primerica, Inc.	15,816	1,606,115
Reinsurance Group of America, Inc.	23,000	3,586,391
RenaissanceRe Holdings Ltd.	14,302	1,796,188
WR Berkley Corp.	34,376	2,463,040

		28,061,975

Thrifts & Mortgage Finance (0.5%)
New York Community Bancorp, Inc.	174,924	2,277,511
Washington Federal, Inc.	31,169	1,067,538

		3,345,049

Total Financials		110,549,916

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA 400 MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

	Number of Shares	Value (Note 1)

Health Care (6.8%)
Biotechnology (0.6%)
Bioverativ, Inc.*	38,637	$2,083,307
United Therapeutics Corp.*	15,436	2,283,756

		4,367,063

Health Care Equipment & Supplies (2.8%)
ABIOMED, Inc.*	15,011	2,813,212
Globus Medical, Inc., Class A*	26,113	1,073,244
Halyard Health, Inc.*	16,835	777,440
Hill-Rom Holdings, Inc.	23,527	1,983,091
LivaNova plc*	15,492	1,238,121
Masimo Corp.*	16,992	1,440,922
NuVasive, Inc.*	18,126	1,060,190
STERIS plc	30,407	2,659,700
Teleflex, Inc.	16,098	4,005,504
West Pharmaceutical Services, Inc.	26,540	2,618,702

		19,670,126

Health Care Providers & Services (1.5%)
Acadia Healthcare Co., Inc.*	28,982	945,683
HealthSouth Corp.	35,367	1,747,483
LifePoint Health, Inc.*	14,005	697,449
MEDNAX, Inc.*	33,481	1,789,225
Molina Healthcare, Inc. (x)*	15,691	1,203,186
Owens & Minor, Inc.	21,561	407,072
Tenet Healthcare Corp. (x)*	28,637	434,137
WellCare Health Plans, Inc.*	15,909	3,199,459

		10,423,694

Health Care Technology (0.3%)
Allscripts Healthcare Solutions, Inc.*	64,144	933,295
Medidata Solutions, Inc.*	20,900	1,324,433

		2,257,728

Life Sciences Tools & Services (0.9%)
Bio-Rad Laboratories, Inc., Class A*	7,217	1,722,481
Bio-Techne Corp.	13,384	1,733,897
Charles River Laboratories International, Inc. (x)*	16,917	1,851,566
INC Research Holdings, Inc., Class A*	20,285	884,426

		6,192,370

Pharmaceuticals (0.7%)
Akorn, Inc.*	33,407	1,076,708
Catalent, Inc.*	47,664	1,958,036
Endo International plc*	72,784	564,076
Mallinckrodt plc*	33,932	765,506
Prestige Brands Holdings, Inc.*	19,143	850,141

		5,214,467

Total Health Care		48,125,448

Industrials (14.3%)
Aerospace & Defense (1.8%)
Curtiss-Wright Corp.	15,766	1,921,087
Esterline Technologies Corp.*	9,491	708,978
Huntington Ingalls Industries, Inc.	16,219	3,822,818
KLX, Inc.*	18,357	1,252,865

Orbital ATK, Inc.	20,609	2,710,084
Teledyne Technologies, Inc.*	12,658	2,292,997

		12,708,829

Airlines (0.4%)
JetBlue Airways Corp.*	114,645	2,561,169

Building Products (0.4%)
Lennox International, Inc.	13,435	2,797,973

Commercial Services & Supplies (1.6%)
Brink’s Co. (The)	18,035	1,419,355
Clean Harbors, Inc.*	18,522	1,003,892
Copart, Inc.*	71,867	3,103,935
Deluxe Corp.	17,204	1,321,955
Herman Miller, Inc.	21,551	863,118
HNI Corp.	15,715	606,128
MSA Safety, Inc.	12,095	937,604
Pitney Bowes, Inc.	67,154	750,782
Rollins, Inc.	34,274	1,594,769

		11,601,538

Construction & Engineering (1.2%)
AECOM*	56,356	2,093,624
Dycom Industries, Inc.*	11,057	1,232,082
EMCOR Group, Inc.	21,021	1,718,466
Granite Construction, Inc.	14,150	897,535
KBR, Inc.	49,732	986,186
Valmont Industries, Inc.	8,082	1,340,400

		8,268,293

Electrical Equipment (0.7%)
EnerSys	15,081	1,050,090
Hubbell, Inc.	19,553	2,646,303
Regal Beloit Corp.	15,846	1,213,804

		4,910,197

Industrial Conglomerates (0.4%)
Carlisle Cos., Inc.	22,165	2,519,052

Machinery (4.6%)
AGCO Corp.	23,566	1,683,319
Crane Co.	18,037	1,609,261
Donaldson Co., Inc.	46,465	2,274,462
Graco, Inc.	60,171	2,720,933
IDEX Corp.	27,301	3,602,914
ITT, Inc.	31,458	1,678,913
Kennametal, Inc.	28,874	1,397,790
Lincoln Electric Holdings, Inc.	22,101	2,024,010
Nordson Corp.	18,146	2,656,574
Oshkosh Corp.	26,861	2,441,396
Terex Corp.	28,568	1,377,549
Timken Co. (The)	24,425	1,200,489
Toro Co. (The)	38,519	2,512,594
Trinity Industries, Inc.	54,249	2,032,168
Wabtec Corp. (x)	30,543	2,487,116
Woodward, Inc.	19,704	1,508,144

		33,207,632

Marine (0.2%)
Kirby Corp.*	19,200	1,282,560

Professional Services (0.6%)
Dun & Bradstreet Corp. (The)	13,209	1,564,078
ManpowerGroup, Inc.	23,677	2,985,906

		4,549,984

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA 400 MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

	Number of Shares	Value (Note 1)

Road & Rail (1.7%)
Avis Budget Group, Inc.*	25,603	$1,123,460
Genesee & Wyoming, Inc., Class A*	22,046	1,735,682
Knight-Swift Transportation Holdings, Inc.	45,774	2,001,239
Landstar System, Inc.	14,975	1,558,898
Old Dominion Freight Line, Inc.	24,421	3,212,582
Ryder System, Inc.	18,897	1,590,560
Werner Enterprises, Inc.	16,158	624,507

		11,846,928

Trading Companies & Distributors (0.7%)
GATX Corp. (x)	13,686	850,722
MSC Industrial Direct Co., Inc., Class A	15,924	1,539,214
NOW, Inc. (x)*	37,905	418,092
Watsco, Inc.	10,897	1,852,926

		4,660,954

Total Industrials		100,915,109

Information Technology (15.7%)
Communications Equipment (0.9%)
ARRIS International plc*	63,272	1,625,457
Ciena Corp.*	50,624	1,059,560
InterDigital, Inc.	12,337	939,463
NetScout Systems, Inc.*	31,344	954,425
Plantronics, Inc.	11,678	588,338
ViaSat, Inc. (x)*	19,297	1,444,380

		6,611,623

Electronic Equipment, Instruments & Components (4.6%)
Arrow Electronics, Inc.*	31,471	2,530,583
Avnet, Inc.	43,281	1,714,793
Belden, Inc.	15,094	1,164,804
Cognex Corp.	61,887	3,785,010
Coherent, Inc.*	8,803	2,484,383
IPG Photonics Corp.*	13,411	2,871,698
Jabil, Inc.	63,156	1,657,845
Keysight Technologies, Inc.*	66,313	2,758,621
Knowles Corp.*	31,917	467,903
Littelfuse, Inc.	8,122	1,606,694
National Instruments Corp.	38,369	1,597,301
SYNNEX Corp.	10,433	1,418,366
Tech Data Corp.*	12,392	1,214,044
Trimble, Inc.*	90,046	3,659,470
VeriFone Systems, Inc.*	40,075	709,728
Vishay Intertechnology, Inc.	47,266	980,770
Zebra Technologies Corp., Class A*	19,014	1,973,653

		32,595,666

Internet Software & Services (0.6%)
Cars.com, Inc. (x)*	25,706	741,361
j2 Global, Inc.	17,308	1,298,619
LogMeIn, Inc.	18,830	2,156,035

		4,196,015

IT Services (3.2%)
Acxiom Corp.*	28,068	773,554
Broadridge Financial Solutions, Inc.	41,643	3,772,022

Convergys Corp.	32,934	773,949
CoreLogic, Inc.*	29,458	1,361,254
DST Systems, Inc.	21,526	1,336,119
Jack Henry & Associates, Inc.	27,612	3,229,500
Leidos Holdings, Inc.	50,823	3,281,641
MAXIMUS, Inc.	23,278	1,666,239
Sabre Corp.	74,597	1,529,239
Science Applications International Corp.	15,460	1,183,772
Teradata Corp. (x)*	43,275	1,664,357
WEX, Inc.*	14,268	2,015,070

		22,586,716

Semiconductors & Semiconductor Equipment (2.8%)
Cirrus Logic, Inc.*	22,761	1,180,385
Cree, Inc.*	34,895	1,296,000
Cypress Semiconductor Corp.	119,318	1,818,406
First Solar, Inc.*	29,118	1,966,047
Integrated Device Technology, Inc.*	47,548	1,413,602
Microsemi Corp.*	41,870	2,162,586
MKS Instruments, Inc.	19,424	1,835,568
Monolithic Power Systems, Inc.	13,616	1,529,894
Silicon Laboratories, Inc.*	15,212	1,343,220
Synaptics, Inc. (x)*	11,984	478,641
Teradyne, Inc.	70,203	2,939,400
Versum Materials, Inc.	38,926	1,473,349

		19,437,098

Software (3.3%)
ACI Worldwide, Inc.*	42,036	952,956
Blackbaud, Inc.	17,200	1,625,228
CDK Global, Inc.	46,965	3,347,665
CommVault Systems, Inc.*	15,314	803,985
Fair Isaac Corp.	10,734	1,644,449
Fortinet, Inc.*	53,493	2,337,109
Manhattan Associates, Inc.*	24,628	1,220,071
PTC, Inc.*	41,346	2,512,596
Take-Two Interactive Software, Inc.*	40,759	4,474,524
Tyler Technologies, Inc.*	12,481	2,209,761
Ultimate Software Group, Inc. (The)*	10,153	2,215,689

		23,344,033

Technology Hardware, Storage & Peripherals (0.3%)
3D Systems Corp. (x)*	40,154	346,931
Diebold Nixdorf, Inc. (x)	26,937	440,420
NCR Corp.*	43,513	1,479,006

		2,266,357

Total Information Technology		111,037,508

Materials (6.5%)
Chemicals (2.8%)
Ashland Global Holdings, Inc.	22,197	1,580,426
Cabot Corp.	22,135	1,363,295
Chemours Co. (The)	66,165	3,312,219
Minerals Technologies, Inc.	12,716	875,497
NewMarket Corp.	3,306	1,313,771
Olin Corp.	59,415	2,113,986
PolyOne Corp.	28,879	1,256,237
RPM International, Inc.	47,738	2,502,426

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA 400 MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

	Number of Shares	Value (Note 1)

Scotts Miracle-Gro Co. (The), Class A	14,603	$1,562,375
Sensient Technologies Corp.	15,553	1,137,702
Valvoline, Inc.	72,441	1,815,371

		18,833,305

Construction Materials (0.3%)
Eagle Materials, Inc.	17,380	1,969,154

Containers & Packaging (1.1%)
AptarGroup, Inc.	22,261	1,920,679
Bemis Co., Inc.	32,459	1,551,216
Greif, Inc., Class A	9,215	558,245
Owens-Illinois, Inc.*	58,253	1,291,469
Silgan Holdings, Inc.	26,696	784,595
Sonoco Products Co.	35,535	1,888,330

		7,994,534

Metals & Mining (2.0%)
Allegheny Technologies, Inc. (x)*	44,917	1,084,296
Carpenter Technology Corp.	16,898	861,629
Commercial Metals Co.	41,770	890,536
Compass Minerals International, Inc. (x)	11,949	863,315
Reliance Steel & Aluminum Co.	25,979	2,228,739
Royal Gold, Inc.	23,451	1,925,796
Steel Dynamics, Inc.	84,534	3,645,952
United States Steel Corp. (x)	62,403	2,195,962
Worthington Industries, Inc.	16,056	707,427

		14,403,652

Paper & Forest Products (0.3%)
Domtar Corp.	22,338	1,106,178
Louisiana-Pacific Corp.*	51,783	1,359,821

		2,465,999

Total Materials		45,666,644

Real Estate (8.3%)
Equity Real Estate Investment Trusts (REITs) (8.0%)
Alexander & Baldwin, Inc. (REIT)	16,664	462,259
American Campus Communities, Inc. (REIT)	48,798	2,002,182
Camden Property Trust (REIT)	33,103	3,047,462
CoreCivic, Inc. (REIT)	42,018	945,405
CoreSite Realty Corp. (REIT)	12,209	1,390,605
Corporate Office Properties Trust (REIT)	35,529	1,037,447
Cousins Properties, Inc. (REIT)	150,614	1,393,180
CyrusOne, Inc. (REIT)	32,621	1,941,928
DCT Industrial Trust, Inc. (REIT)	33,274	1,955,846
Douglas Emmett, Inc. (REIT)	56,637	2,325,515
Education Realty Trust, Inc. (REIT)	27,096	946,192
EPR Properties (REIT)	22,896	1,498,772
First Industrial Realty Trust, Inc. (REIT)	42,864	1,348,930
GEO Group, Inc. (The) (REIT)	44,200	1,043,120
Healthcare Realty Trust, Inc. (REIT)	44,905	1,442,349
Highwoods Properties, Inc. (REIT)	36,923	1,879,750

Hospitality Properties Trust (REIT)	58,784	1,754,702
JBG SMITH Properties (REIT)	33,332	1,157,620
Kilroy Realty Corp. (REIT)	35,172	2,625,590
Lamar Advertising Co. (REIT), Class A	30,020	2,228,685
LaSalle Hotel Properties (REIT)	40,464	1,135,824
Liberty Property Trust (REIT)	52,693	2,266,326
Life Storage, Inc. (REIT)	16,632	1,481,412
Mack-Cali Realty Corp. (REIT)	32,256	695,439
Medical Properties Trust, Inc. (REIT)	130,318	1,795,782
National Retail Properties, Inc. (REIT)	54,122	2,334,282
Omega Healthcare Investors, Inc. (REIT) (x)	70,801	1,949,860
Potlatch Corp. (REIT)	14,670	732,033
Quality Care Properties, Inc. (REIT)*	33,333	460,329
Rayonier, Inc. (REIT)	46,142	1,459,471
Sabra Health Care REIT, Inc. (REIT)	63,825	1,197,995
Senior Housing Properties Trust (REIT)	85,010	1,627,942
Tanger Factory Outlet Centers, Inc. (REIT) (x)	33,458	886,972
Taubman Centers, Inc. (REIT)	21,711	1,420,551
Uniti Group, Inc. (REIT) (x)	58,757	1,045,287
Urban Edge Properties (REIT)	37,680	960,463
Washington Prime Group, Inc. (REIT)	67,930	483,662
Weingarten Realty Investors (REIT)	42,737	1,404,765

		55,765,934

Real Estate Management & Development (0.3%)
Jones Lang LaSalle, Inc.	16,214	2,414,751

Total Real Estate		58,180,685

Telecommunication Services (0.1%)
Wireless Telecommunication Services (0.1%)
Telephone & Data Systems, Inc.	32,521	904,084

Total Telecommunication Services		904,084

Utilities (4.8%)
Electric Utilities (1.7%)
Great Plains Energy, Inc.	77,161	2,487,671
Hawaiian Electric Industries, Inc.	38,898	1,406,163
IDACORP, Inc.	18,029	1,647,129
OGE Energy Corp.	71,473	2,352,176
PNM Resources, Inc.	28,436	1,150,236
Westar Energy, Inc.	50,800	2,682,240

		11,725,615

Gas Utilities (1.8%)
Atmos Energy Corp.	39,424	3,386,128
National Fuel Gas Co. (x)	30,635	1,682,168
New Jersey Resources Corp.	30,916	1,242,823
ONE Gas, Inc.	18,695	1,369,596
Southwest Gas Holdings, Inc.	17,018	1,369,609

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA 400 MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

	Number of Shares	Value (Note 1)

UGI Corp.	61,954	$2,908,740
WGL Holdings, Inc.	18,349	1,575,078

		13,534,142

Multi-Utilities (0.9%)
Black Hills Corp.	19,103	1,148,281
MDU Resources Group, Inc.	69,913	1,879,261
NorthWestern Corp.	17,337	1,035,019
Vectren Corp.	29,680	1,929,794

		5,992,355

Water Utilities (0.4%)
Aqua America, Inc.	63,653	2,497,107

Total Utilities		33,749,219

Total Common Stocks (90.5%) (Cost $473,419,287)		637,846,506

SHORT-TERM INVESTMENTS:
Investment Company (4.1%)
JPMorgan Prime Money Market Fund, IM Shares	29,129,757	29,132,670

	Principal Amount	Value (Note 1)
Repurchase Agreements (4.7%)
Bank of Nova Scotia (The), 1.39%, dated 12/29/17, due 1/2/18, repurchase price $1,000,154, collateralized by various U.S. Government Treasury Securities, ranging from 0.000%-3.750%, maturing 1/11/18-2/15/47; total market value $1,020,839. (xx)	$1,000,000	1,000,000
Citigroup Global Markets Ltd., 1.40%, dated 12/29/17, due 1/2/18, repurchase price $2,000,311, collateralized by various Foreign Government Agency Securities, ranging from 1.625%-2.500%, maturing 3/16/21-7/29/25, U.S. Government Treasury Securities, ranging from 0.875%-7.250%, maturing from 8/15/20-2/15/47; total market value $2,040,000. (xx)	2,000,000	2,000,000
Citigroup Global Markets, Inc., 1.60%, dated 12/29/17, due 1/2/18, repurchase price $5,000,889, collateralized by various Common Stocks; total market value $5,500,002. (xx)	5,000,000	5,000,000
Citigroup Global Markets, Inc., 1.60%, dated 12/29/17, due 1/2/18, repurchase price $2,000,356, collateralized by various Common Stocks; total market value $2,200,001. (xx)	2,000,000	2,000,000

Deutsche Bank AG, 1.81%, dated 12/29/17, due 1/2/18, repurchase price $3,100,623, collateralized by various Common Stocks, U.S. Government Treasury Securities, ranging from 1.875%-2.250%, maturing 4/30/22-8/15/46; total market value $3,447,886. (xx)	3,100,000	$3,100,000
Deutsche Bank AG, 1.81%, dated 12/29/17, due 1/2/18, repurchase price $2,100,422, collateralized by various Common Stocks, U.S. Government Treasury Securities, ranging from 1.875%-2.250%, maturing 4/30/22-8/15/46; total market value $2,335,665. (xx)	2,100,000	2,100,000
Deutsche Bank AG, 1.81%, dated 12/29/17, due 1/2/18, repurchase price $700,141, collateralized by various Common Stocks, U.S. Government Treasury Securities, ranging from 1.875%-2.250%, maturing 4/30/22-8/15/46; total market value $778,555. (xx)	700,000	700,000
Deutsche Bank AG, 1.55%, dated 12/29/17, due 1/2/18, repurchase price $2,700,465, collateralized by various Corporate Bonds, ranging from 1.750%-1.875%, maturing 9/5/19-4/14/22, Foreign Government Agency Securities, ranging from 1.875%-2.000%, maturing 3/15/19-5/2/25; total market value $2,754,002. (xx)	2,700,000	2,700,000
Deutsche Bank AG, 1.81%, dated 12/29/17, due 1/2/18, repurchase price $3,500,704, collateralized by various Common Stocks, U.S. Government Treasury Securities, ranging from 1.875%-2.250%, maturing 4/30/22-8/15/46; total market value $3,892,774. (xx)	3,500,000	3,500,000
NBC Global Finance Ltd., 1.59%, dated 12/29/17, due 1/2/18, repurchase price $2,800,495, collateralized by various Common Stocks; total market value $3,114,795. (xx)	2,800,000	2,800,000
NBC Global Finance Ltd., 1.59%, dated 12/29/17, due 1/2/18, repurchase price $3,200,565, collateralized by various Common Stocks; total market value $3,559,765. (xx)	3,200,000	3,200,000
NBC Global Finance Ltd., 1.59%, dated 12/29/17, due 1/2/18, repurchase price $3,300,583, collateralized by various Common Stocks; total market value $3,671,008. (xx)	3,300,000	3,300,000

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA 400 MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

	Principal Amount	Value (Note 1)

RBS Securities, Inc., 1.37%, dated 12/29/17, due 1/2/18, repurchase price $1,226,648, collateralized by various U.S. Government Treasury Securities, ranging from 1.750%-1.875%, maturing 2/28/22-9/30/22; total market value $1,250,998. (xx)	$1,226,461	$1,226,461

Total Repurchase Agreements		32,626,461

Total Short-Term Investments (8.8%) (Cost $61,761,728)		61,759,131

Total Investments in Securities (99.3%) (Cost $535,181,015)		699,605,637
Other Assets Less Liabilities (0.7%)		4,991,167

Net Assets (100%)		$704,596,804

*	Non-income producing.
(x)	All or a portion of security is on loan at December 31, 2017.
(xx)	At December 31, 2017, the Portfolio had loaned securities with a total value of $32,299,147. This was secured by cash collateral of $32,626,461 which was subsequently invested in joint repurchase agreements with a total value of $32,626,461, as detailed in the Notes to the Financial Statements, for which the Portfolio has a proportionate interest as reported in the Portfolio of Investments as Repurchase Agreements, and $673,452 collateralized by various U.S. Government Treasury Securities, ranging from 0.000% – 8.000%, maturing 1/4/18 –11/15/46.

Glossary:

USD	— United States Dollar

Futures contracts outstanding as of December 31, 2017 (Note 1):
Description	Number of Contracts	Expiration Date	Trading Currency	Notional Amount ($)	Value and Unrealized Appreciation (Depreciation) ($)
Long Contracts
S&P Midcap 400 E-Mini Index	352	3/2018	USD	66,964,480	433,122

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2017:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Common Stocks
Consumer Discretionary	$77,233,899	$—	$—	$77,233,899
Consumer Staples	24,183,901	—	—	24,183,901
Energy	27,300,093	—	—	27,300,093
Financials	110,549,916	—	—	110,549,916
Health Care	48,125,448	—	—	48,125,448
Industrials	100,915,109	—	—	100,915,109
Information Technology	111,037,508	—	—	111,037,508
Materials	45,666,644	—	—	45,666,644
Real Estate	58,180,685	—	—	58,180,685
Telecommunication Services	904,084	—	—	904,084
Utilities	33,749,219	—	—	33,749,219
Futures	433,122	—	—	433,122

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA 400 MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Short-Term Investments
Investment Company	$29,132,670	$–	$–	$29,132,670
Repurchase Agreements	–	32,626,461	–	32,626,461

Total Assets	$667,412,298	$32,626,461	$–	$700,038,759

Total Liabilities	$–	$–	$–	$–

Total	$667,412,298	$32,626,461	$–	$700,038,759

There were no transfers between Levels 1, 2 or 3 during the year ended December 31, 2017.

Fair Values of Derivative Instruments as of December 31, 2017:

	Statement of Assets and Liabilities
Derivatives Not Accounted for as Hedging Instrument^	Asset Derivatives	Fair Value
Equity contracts	Receivables, Net assets – Unrealized appreciation	$433,122	*

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Portfolio of Investments. Only variation margin is reported within the Statement of Assets & Liabilities.

The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2017:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instrument^	Futures
Equity contracts	$8,109,202

Amount of Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instrument^	Futures
Equity contracts	$1,082,251

^ This Portfolio held futures contracts as a substitute for investing in conventional securities, hedging and in an attempt to enhance returns.

The Portfolio held futures contracts with an average notional balance of approximately $68,855,000 during the year ended December 31, 2017.

Investment security transactions for the year ended December 31, 2017 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities (affiliated 29%)*	$101,110,084
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities (affiliated 34%)*	$192,933,681

* During the year ended December 31, 2017, the Portfolio engaged in purchases and sales of securities pursuant to Rule 17a-7 of the 1940 Act (amount is percentage of total Purchases and/or Sales).

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA 400 MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

As of December 31, 2017, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments in securities and derivative instruments, if applicable, for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$199,925,075
Aggregate gross unrealized depreciation	(35,560,735)

Net unrealized appreciation	$164,364,340

Federal income tax cost of investments in securities and derivative instruments, if applicable	$535,674,419

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA 400 MANAGED VOLATILITY PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2017

ASSETS
Investments in Securities, at value (x):
Unaffiliated Issuers (Cost $502,554,554)	$666,979,176
Repurchase Agreements (Cost $32,626,461)	32,626,461
Cash	36,509,999
Cash held as collateral at broker	2,164,100
Dividends, interest and other receivables	950,832
Receivable for securities sold	431,843
Securities lending income receivable	23,392
Receivable from Separate Accounts for Portfolio shares sold	280
Other assets	3,204

Total assets	739,689,287

LIABILITIES
Payable for return of collateral on securities loaned	32,626,461
Payable for securities purchased	1,510,081
Due to broker for futures variation margin	413,862
Investment management fees payable	259,439
Distribution fees payable – Class IB	95,608
Administrative fees payable	72,674
Payable to Separate Accounts for Portfolio shares redeemed	57,554
Trustees’ fees payable	989
Accrued expenses	55,815

Total liabilities	35,092,483

NET ASSETS	$704,596,804

Net assets were comprised of:
Paid in capital	$533,106,868
Accumulated undistributed net investment income (loss)	43,270
Accumulated undistributed net realized gain (loss)	6,588,922
Net unrealized appreciation (depreciation)	164,857,744

Net assets	$704,596,804

Class IB
Net asset value, offering and redemption price per share, $449,714,635 / 19,928,339 shares outstanding (unlimited amount authorized: $0.01 par value)	$22.57

Class K
Net asset value, offering and redemption price per share, $254,882,169 / 11,197,124 shares outstanding (unlimited amount authorized: $0.01 par value)	$22.76

(x)	Includes value of securities on loan of $32,299,147.

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2017

INVESTMENT INCOME
Dividends (net of $2,829 foreign withholding tax)	$9,025,931
Interest	287,164
Securities lending (net)	234,594

Total income	9,547,689

EXPENSES
Investment management fees	3,230,417
Distribution fees – Class IB	1,101,980
Administrative fees	884,688
Professional fees	63,125
Printing and mailing expenses	59,579
Custodian fees	51,000
Trustees’ fees	16,947
Miscellaneous	17,142

Gross expenses	5,424,878
Less: Waiver from investment manager	(15,274)

Net expenses	5,409,604

NET INVESTMENT INCOME (LOSS)	4,138,085

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Investments in securities	46,100,152
Futures contracts	8,109,202

Net realized gain (loss)	54,209,354

Change in unrealized appreciation (depreciation) on:
Investments in securities	42,357,818
Futures contracts	1,082,251

Net change in unrealized appreciation (depreciation)	43,440,069

NET REALIZED AND UNREALIZED GAIN (LOSS)	97,649,423

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$101,787,508

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA 400 MANAGED VOLATILITY PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2017	2016
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$4,138,085	$5,736,217
Net realized gain (loss)	54,209,354	35,753,991
Net change in unrealized appreciation (depreciation)	43,440,069	76,118,879

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	101,787,508	117,609,087

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income
Class IB	(2,740,615)	(3,024,541)
Class K	(2,109,965)	(2,644,724)

	(4,850,580)	(5,669,265)

Distributions from net realized capital gains
Class IB	(34,527,846)	(17,786,440)
Class K	(19,487,327)	(11,306,183)

	(54,015,173)	(29,092,623)

TOTAL DIVIDENDS AND DISTRIBUTIONS	(58,865,753)	(34,761,888)

CAPITAL SHARES TRANSACTIONS:
Class IB
Capital shares sold [ 1,234,971 and 1,803,314 shares, respectively ]	27,439,687	35,959,485
Capital shares issued in reinvestment of dividends and distributions [ 1,683,060 and 969,881 shares, respectively ]	37,268,461	20,810,981
Capital shares repurchased [ (3,228,986) and (3,567,958) shares, respectively ]	(72,771,223)	(70,177,652)

Total Class IB transactions	(8,063,075)	(13,407,186)

Class K
Capital shares sold [ 607,017 and 2,309,454 shares, respectively ]	13,741,942	44,754,537
Capital shares issued in reinvestment of dividends and distributions [ 966,986 and 645,165 shares, respectively ]	21,597,292	13,950,907
Capital shares repurchased [ (3,139,699) and (2,824,140) shares, respectively ]	(73,147,682)	(53,740,805)

Total Class K transactions	(37,808,448)	4,964,639

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	(45,871,523)	(8,442,547)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(2,949,768)	74,404,652
NET ASSETS:
Beginning of year	707,546,572	633,141,920

End of year (a)	$704,596,804	$707,546,572

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$43,270	$155,879

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA 400 MANAGED VOLATILITY PORTFOLIO

FINANCIAL HIGHLIGHTS

	January 1, 2015 to April 13, 2015‡	Year Ended December 31,
Class IA		2014	2013
Net asset value, beginning of year	$20.75	$20.06	$15.93

Income (loss) from investment operations:
Net investment income (loss) (e)	0.01	0.06	(0.07)†
Net realized and unrealized gain (loss)	1.13	1.70	5.08

Total from investment operations	1.14	1.76	5.01

Less distributions:
Dividends from net investment income	—	(0.06)	(0.03)
Distributions from net realized gains	—	(1.01)	(0.85)

Total dividends and distributions	—	(1.07)	(0.88)

Net asset value, end of period	$21.89	$20.75	$20.06

Total return (b)	5.49%	8.81%	31.63%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$—	$2	$2
Ratio of expenses to average net assets:
After waivers and reimbursements (a)(f)	0.87%	0.87%	0.95%
Before waivers and reimbursements (a)(f)	0.87%	0.87%	0.95%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (a)(f)	0.24%	0.30%	(0.40)%
Before waivers and reimbursements (a)(f)	0.24%	0.30%	(0.40)%
Portfolio turnover rate^	20%	13%	12%

	Year Ended December 31,
Class IB	2017	2016	2015	2014	2013
Net asset value, beginning of year	$21.37	$18.75	$20.61	$19.93	$15.83

Income (loss) from investment operations:
Net investment income (loss) (e)	0.11	0.16	0.10	0.06	0.04
Net realized and unrealized gain (loss)	3.10	3.54	(0.76)	1.69	4.94

Total from investment operations	3.21	3.70	(0.66)	1.75	4.98

Less distributions:
Dividends from net investment income	(0.15)	(0.16)	(0.10)	(0.06)	(0.03)
Distributions from net realized gains	(1.86)	(0.92)	(1.10)	(1.01)	(0.85)

Total dividends and distributions	(2.01)	(1.08)	(1.20)	(1.07)	(0.88)

Net asset value, end of year	$22.57	$21.37	$18.75	$20.61	$19.93

Total return	15.26%	19.68%	(3.13)%	8.82%	31.64%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$449,715	$432,612	$394,461	$439,683	$462,533
Ratio of expenses to average net assets:
After waivers and reimbursements (f)	0.85%	0.85%	0.86%	0.88%	0.92%
Before waivers and reimbursements (f)	0.85%	0.86%	0.86%	0.88%	0.92%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (f)	0.48%	0.79%	0.48%	0.29%	0.22%
Before waivers and reimbursements (f)	0.48%	0.78%	0.48%	0.29%	0.22%
Portfolio turnover rate^	16%	19%	20%	13%	12%

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA 400 MANAGED VOLATILITY PORTFOLIO

FINANCIAL HIGHLIGHTS (Continued)

	Year Ended December 31,
Class K	2017	2016	2015	2014	2013
Net asset value, beginning of year	$21.54	$18.89	$20.76	$20.07	$15.93

Income (loss) from investment operations:
Net investment income (loss) (e)	0.16	0.21	0.16	0.12	0.07
Net realized and unrealized gain (loss)	3.12	3.57	(0.78)	1.70	5.00

Total from investment operations	3.28	3.78	(0.62)	1.82	5.07

Less distributions:
Dividends from net investment income	(0.20)	(0.21)	(0.15)	(0.12)	(0.08)
Distributions from net realized gains	(1.86)	(0.92)	(1.10)	(1.01)	(0.85)

Total dividends and distributions	(2.06)	(1.13)	(1.25)	(1.13)	(0.93)

Net asset value, end of year	$22.76	$21.54	$18.89	$20.76	$20.07

Total return	15.50%	20.00%	(2.90)%	9.08%	32.01%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$254,882	$274,935	$238,681	$210,300	$158,656
Ratio of expenses to average net assets:
After waivers and reimbursements (f)	0.60%	0.60%	0.61%	0.63%	0.68%
Before waivers and reimbursements (f)	0.60%	0.61%	0.61%	0.63%	0.68%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (f)	0.72%	1.04%	0.74%	0.56%	0.37%
Before waivers and reimbursements (f)	0.72%	1.03%	0.74%	0.56%	0.37%
Portfolio turnover rate^	16%	19%	20%	13%	12%
‡	After the close of business on April 13, 2015, operations ceased and shares were fully redeemed. The shares are no longer being offered, but are still registered.
†	The amount shown for a share outstanding throughout the period does not accord with the aggregate net income and/or gain on investments for that period because of the timing of sales and repurchases of the Portfolio shares in relation to fluctuating market value of the investments in the Portfolio.
^	Portfolio turnover rate excludes derivatives, if any.
(a)	Ratios for periods less than one year are annualized. Certain non-recurring expenses incurred by the Portfolio are not annualized for periods less than one year.
(b)	Total returns for periods less than one year are not annualized.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.

See Notes to Financial Statements.

AXA 2000 MANAGED VOLATILITY PORTFOLIO (Unaudited)

INVESTMENT MANAGER

➢	AXA Equitable Funds Management Group, LLC

INVESTMENT SUB-ADVISERS

➢	AllianceBernstein L.P.

➢	BlackRock Investment Management, LLC

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/17
	1 Year	5 Years	Since Incept.
Portfolio – Class IB Shares*	13.90%	13.24%	12.21%
Portfolio – Class K Shares**	14.12	13.52	13.82
Volatility Managed Index – Small Cap Core	14.65	14.00	13.29
Russell 2000® Index	14.65	14.12	14.20
* Date of inception 10/29/09. ** Date of inception 8/26/11. Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned 13.90% for the year ended December 31, 2017. This compares to the returns of the following benchmarks over the same period: the Volatility Managed Index — Small Cap Core and the Russell 2000® Index, which returned 14.65% and 14.65%, respectively.

Portfolio Highlights

What helped performance during the year:

•	The sectors that contributed most to performance for the year ending December 31, 2017 were health care, industrials, information technology, consumer discretionary and financials.

•

The top five stocks that provided the most positive impact to performance for the year ending December 31, 2017 were Nektar Therapeutics, Kite Pharma Inc., Exact Sciences Corp., Sage Therapeutics Inc. and Grubhub Inc.

What hurt performance during the year:

•	The sectors that had the least impact to performance for the year ending December 31, 2017 were energy, telecommunication services, consumer staples, real estate and utilities.

•

The five stocks that provided the most negative impact to performance for the year ending December 31, 2017 were Cardtronics plc, US Silica Holdings Inc., Xperi Corp., Carrizo Oil & Co. Inc. and Ultragenyx Pharmaceutical, Inc.

How did derivatives contribute/detract from performance during the year?

•

The Portfolio maintains, or may invest in other portfolios that maintain, exposure to exchange-traded index futures, for purposes of liquidity and/or to adjust the Portfolio’s equity exposure during periods of high market volatility. The derivatives are typically offset by a roughly equal allocation to cash and cash equivalents, and had a minimal impact on performance relative to the index.

Sector Weightings as of December 31, 2017	% of Net Assets
Financials	15.8%
Information Technology	14.8
Industrials	13.7
Health Care	13.7
Consumer Discretionary	11.1
Repurchase Agreements	9.1
Real Estate	6.0
Investment Company	5.9
Materials	4.1
Energy	3.5
Utilities	3.2
Consumer Staples	2.5
Telecommunication Services	0.7
Cash and Other	(4.1)

100.0%

AXA 2000 MANAGED VOLATILITY PORTFOLIO (Unaudited)

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees (in the case of Class IB shares of the Portfolio), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2017 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/17	Ending Account Value 12/31/17	Expenses Paid During Period* 7/1/17 - 12/31/17
Class IB
Actual	$1,000.00	$1,088.44	$4.39
Hypothetical (5% average annual return before expenses)	1,000.00	1,021.00	4.25
Class K
Actual	1,000.00	1,089.88	3.08
Hypothetical (5% average annual return before expenses)	1,000.00	1,022.26	2.98

*  Expenses are equal to the Portfolio’s Class IB and Class K shares annualized expense ratios of 0.83% and 0.58%, respectively, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

EQ ADVISORS TRUST

AXA 2000 MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2017

	Number of Shares	Value (Note 1)

COMMON STOCKS:
Consumer Discretionary (11.1%)
Auto Components (1.1%)
American Axle & Manufacturing Holdings, Inc.*	148,165	$2,523,250
Cooper Tire & Rubber Co. (x)	75,056	2,653,230
Cooper-Standard Holdings, Inc.*	25,160	3,082,100
Dana, Inc.	213,460	6,832,854
Dorman Products, Inc.*	39,360	2,406,470
Fox Factory Holding Corp.*	53,140	2,064,489
Gentherm, Inc.*	55,052	1,747,901
Horizon Global Corp.*	40,676	570,278
LCI Industries	35,932	4,671,160
Modine Manufacturing Co.*	71,943	1,453,249
Motorcar Parts of America, Inc.*	28,007	699,895
Shiloh Industries, Inc.*	23,237	190,543
Standard Motor Products, Inc.	32,465	1,458,003
Stoneridge, Inc.*	40,897	934,905
Superior Industries International, Inc.	36,649	544,238
Tenneco, Inc.	75,049	4,393,368
Tower International, Inc.	28,210	861,816

		37,087,749

Automobiles (0.1%)
Winnebago Industries, Inc.	47,608	2,647,005

Distributors (0.1%)
Core-Mark Holding Co., Inc.	68,825	2,173,494
Funko, Inc., Class A*	11,530	76,675
VOXX International Corp.*	29,129	163,122
Weyco Group, Inc.	8,303	246,765

		2,660,056

Diversified Consumer Services (0.8%)
Adtalem Global Education, Inc.*	88,916	3,738,918
American Public Education, Inc.*	22,741	569,662
Ascent Capital Group, Inc., Class A*	17,936	206,085
Bridgepoint Education, Inc.*	27,520	228,416
Cambium Learning Group, Inc.*	16,233	92,203
Capella Education Co.	17,547	1,358,138
Career Education Corp.*	102,083	1,233,163
Carriage Services, Inc.	22,376	575,287
Chegg, Inc.*	140,278	2,289,337
Collectors Universe, Inc.	12,221	350,009
Grand Canyon Education, Inc.*	69,881	6,256,446
Houghton Mifflin Harcourt Co.*	156,246	1,453,088
K12, Inc.*	52,484	834,496
Laureate Education, Inc., Class A*	79,574	1,079,023
Liberty Tax, Inc.	10,568	116,248
Regis Corp.*	55,693	855,444
Sotheby’s*	55,730	2,875,668
Strayer Education, Inc.	15,791	1,414,558
Weight Watchers International, Inc. (x)*	42,597	1,886,195

		27,412,384

Hotels, Restaurants & Leisure (2.8%)
Belmond Ltd., Class A*	136,354	1,670,336
Biglari Holdings, Inc.*	1,603	664,283
BJ’s Restaurants, Inc.	28,959	1,054,108
Bloomin’ Brands, Inc.	138,593	2,957,575
Bojangles’, Inc.*	25,842	304,936
Boyd Gaming Corp.	124,192	4,352,930
Brinker International, Inc.	68,040	2,642,674
Buffalo Wild Wings, Inc.*	22,354	3,495,048
Caesars Entertainment Corp.*	202,427	2,560,702
Carrols Restaurant Group, Inc.*	52,491	637,766
Century Casinos, Inc.*	35,677	325,731
Cheesecake Factory, Inc. (The) (x)	62,925	3,031,727
Churchill Downs, Inc.	19,774	4,601,409
Chuy’s Holdings, Inc.*	24,571	689,217
Cracker Barrel Old Country Store, Inc. (x)	28,326	4,500,717
Dave & Buster’s Entertainment, Inc.*	61,614	3,399,244
Del Frisco’s Restaurant Group, Inc.*	33,029	503,692
Del Taco Restaurants, Inc.*	49,690	602,243
Denny’s Corp.*	92,977	1,231,015
DineEquity, Inc. (x)	26,708	1,354,897
Drive Shack, Inc.*	94,062	520,163
El Pollo Loco Holdings, Inc.*	29,452	291,575
Eldorado Resorts, Inc. (x)*	70,883	2,349,771
Empire Resorts, Inc. (x)*	6,727	181,629
Fiesta Restaurant Group, Inc. (x)*	37,949	721,031
Fogo De Chao, Inc.*	13,678	158,665
Golden Entertainment, Inc.*	17,522	572,093
Habit Restaurants, Inc. (The), Class A (x)*	30,189	288,305
ILG, Inc.	158,377	4,510,576
Inspired Entertainment, Inc.*	5,355	52,479
International Speedway Corp., Class A	35,503	1,414,795
J Alexander’s Holdings, Inc.*	18,500	179,450
Jack in the Box, Inc.	43,565	4,274,162
La Quinta Holdings, Inc.*	118,343	2,184,612
Lindblad Expeditions Holdings, Inc.*	29,907	292,790
Marcus Corp. (The)	28,473	778,737
Marriott Vacations Worldwide Corp.	32,030	4,330,776
Monarch Casino & Resort, Inc.*	16,813	753,559
Nathan’s Famous, Inc.	4,192	316,496
Noodles & Co. (x)*	15,881	83,375
Papa John’s International, Inc. (x)	38,094	2,137,454
Penn National Gaming, Inc.*	119,268	3,736,666
Pinnacle Entertainment, Inc.*	77,586	2,539,390
Planet Fitness, Inc., Class A*	128,413	4,446,941
Potbelly Corp.*	34,555	425,027
RCI Hospitality Holdings, Inc.	13,509	377,982
Red Lion Hotels Corp.*	26,082	256,908
Red Robin Gourmet Burgers, Inc.*	19,910	1,122,924

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA 2000 MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

	Number of Shares	Value (Note 1)

Red Rock Resorts, Inc., Class A	104,122	$3,513,076
Ruth’s Hospitality Group, Inc.	45,360	982,044
Scientific Games Corp., Class A*	79,552	4,081,018
SeaWorld Entertainment, Inc. (x)*	103,785	1,408,362
Shake Shack, Inc., Class A (x)*	33,375	1,441,800
Sonic Corp. (x)	56,416	1,550,312
Speedway Motorsports, Inc.	18,967	357,907
Texas Roadhouse, Inc.	98,882	5,209,103
Wingstop, Inc.	42,609	1,660,899
Zoe’s Kitchen, Inc. (x)*	28,291	473,026

		100,556,128

Household Durables (1.3%)
AV Homes, Inc. (x)*	17,732	295,238
Bassett Furniture Industries, Inc.	14,567	547,719
Beazer Homes USA, Inc.*	46,109	885,754
Cavco Industries, Inc.*	12,969	1,979,069
Century Communities, Inc.*	28,781	895,089
CSS Industries, Inc.	13,414	373,312
Ethan Allen Interiors, Inc.	37,610	1,075,646
Flexsteel Industries, Inc.	11,475	536,801
GoPro, Inc., Class A (x)*	161,160	1,219,981
Green Brick Partners, Inc.*	34,986	395,342
Hamilton Beach Brands Holding Co., Class A	12,688	325,955
Helen of Troy Ltd.*	40,085	3,862,190
Hooker Furniture Corp.	16,631	705,986
Hovnanian Enterprises, Inc., Class A*	199,158	667,179
Installed Building Products, Inc.*	32,847	2,494,730
iRobot Corp. (x)*	39,398	3,021,827
KB Home (x)	126,704	4,048,192
La-Z-Boy, Inc.	72,878	2,273,794
LGI Homes, Inc. (x)*	26,439	1,983,718
Libbey, Inc.	32,370	243,422
Lifetime Brands, Inc.	14,836	244,794
M/I Homes, Inc.*	37,138	1,277,547
MDC Holdings, Inc.	68,425	2,181,389
Meritage Homes Corp.*	58,054	2,972,365
New Home Co., Inc. (The)*	18,534	232,231
PICO Holdings, Inc.*	34,249	438,387
Taylor Morrison Home Corp., Class A*	116,425	2,848,920
TopBuild Corp.*	52,073	3,944,009
TRI Pointe Group, Inc.*	221,429	3,968,007
Universal Electronics, Inc.*	21,323	1,007,512
William Lyon Homes, Class A*	38,765	1,127,286
ZAGG, Inc.*	41,543	766,468

		48,839,859

Internet & Direct Marketing Retail (0.4%)
1-800-Flowers.com, Inc., Class A*	42,641	456,259
Duluth Holdings, Inc., Class B (x)*	14,127	252,167
FTD Cos., Inc.*	25,343	182,216
Gaia, Inc., Class A*	12,949	160,568
Groupon, Inc. (x)*	512,458	2,613,535

HSN, Inc.	2,859	115,361
Lands’ End, Inc. (x)*	19,026	371,958
Liberty TripAdvisor Holdings, Inc., Class A*	111,668	1,052,471
Nutrisystem, Inc.	45,140	2,374,364
Overstock.com, Inc. (x)*	24,986	1,596,605
PetMed Express, Inc.	29,243	1,330,557
Shutterfly, Inc.*	48,770	2,426,307

		12,932,368

Leisure Products (0.3%)
Acushnet Holdings Corp.	42,000	885,360
American Outdoor Brands Corp. (x)*	74,359	954,770
Callaway Golf Co.	142,517	1,985,262
Clarus Corp.*	29,107	228,490
Escalade, Inc.	17,176	211,265
Johnson Outdoors, Inc., Class A	6,969	432,705
Malibu Boats, Inc., Class A*	30,840	916,873
Marine Products Corp.	12,209	155,543
MCBC Holdings, Inc.*	28,077	623,871
Nautilus, Inc.*	45,398	606,063
Sturm Ruger & Co., Inc. (x)	24,417	1,363,689
Vista Outdoor, Inc.*	86,385	1,258,629

		9,622,520

Media (1.3%)
AMC Entertainment Holdings, Inc., Class A (x)	77,942	1,176,924
Beasley Broadcast Group, Inc., Class A	7,247	97,110
Central European Media Enterprises Ltd., Class A (x)*	123,375	573,694
Clear Channel Outdoor Holdings, Inc., Class A	54,435	250,401
Daily Journal Corp. (x)*	1,764	406,108
Emerald Expositions Events, Inc.	24,483	497,984
Entercom Communications Corp., Class A	190,168	2,053,814
Entravision Communications Corp., Class A	104,453	746,839
Eros International plc (x)*	32,769	316,221
EW Scripps Co. (The), Class A*	88,033	1,375,956
Gannett Co., Inc.	164,306	1,904,307
Global Eagle Entertainment, Inc. (x)*	72,097	165,102
Gray Television, Inc.*	97,096	1,626,358
Hemisphere Media Group, Inc.*	23,342	269,600
IMAX Corp.*	83,944	1,943,304
Liberty Media Corp.-Liberty Braves, Class C*	51,706	1,148,907
Liberty Media Corp-Liberty Braves, Class A*	16,037	353,616
Loral Space & Communications, Inc.*	19,115	842,016
MDC Partners, Inc., Class A*	85,960	838,110
Meredith Corp.	58,927	3,892,128
MSG Networks, Inc., Class A*	90,827	1,839,247

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA 2000 MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

	Number of Shares	Value (Note 1)

National CineMedia, Inc.	99,724	$684,107
New Media Investment Group, Inc.	70,399	1,181,295
New York Times Co. (The), Class A	188,754	3,491,949
Nexstar Media Group, Inc., Class A	64,859	5,071,973
Reading International, Inc., Class A*	26,026	434,634
Saga Communications, Inc., Class A	5,420	219,239
Salem Media Group, Inc.	14,054	63,243
Scholastic Corp.	39,387	1,579,813
Sinclair Broadcast Group, Inc., Class A (x)	105,410	3,989,769
Time, Inc.	150,376	2,774,437
Townsquare Media, Inc., Class A*	16,062	123,356
tronc, Inc.*	30,747	540,840
WideOpenWest, Inc.*	26,771	282,969
World Wrestling Entertainment, Inc., Class A (x)	57,977	1,772,937

		44,528,307

Multiline Retail (0.3%)
Big Lots, Inc. (x)	61,635	3,460,805
Dillard’s, Inc., Class A (x)	19,699	1,182,925
Fred’s, Inc., Class A (x)	56,238	227,764
JC Penney Co., Inc. (x)*	470,213	1,485,873
Ollie’s Bargain Outlet Holdings, Inc.*	72,247	3,847,153
Sears Holdings Corp. (x)*	15,785	56,510

		10,261,030

Specialty Retail (1.9%)
Aaron’s, Inc.	93,678	3,733,068
Abercrombie & Fitch Co., Class A (x)	102,848	1,792,641
American Eagle Outfitters, Inc.	239,419	4,501,077
America’s Car-Mart, Inc.*	11,866	529,817
Asbury Automotive Group, Inc.*	26,596	1,702,144
Ascena Retail Group, Inc.*	260,501	612,177
At Home Group, Inc.*	7,888	239,716
Barnes & Noble Education, Inc.*	58,311	480,483
Barnes & Noble, Inc.	92,338	618,665
Big 5 Sporting Goods Corp. (x)	32,020	243,352
Boot Barn Holdings, Inc.*	21,513	357,331
Buckle, Inc. (The) (x)	43,423	1,031,296
Build-A-Bear Workshop, Inc.*	18,918	174,046
Caleres, Inc.	60,715	2,032,738
Camping World Holdings, Inc., Class A	47,068	2,105,352
Carvana Co.*	22,859	437,064
Cato Corp. (The), Class A	37,659	599,531
Chico’s FAS, Inc.	195,213	1,721,779
Children’s Place, Inc. (The)	25,468	3,701,774
Citi Trends, Inc.	21,226	561,640
Conn’s, Inc. (x)*	26,637	946,945
Container Store Group, Inc. (The)*	21,378	101,332

DSW, Inc., Class A	95,458	2,043,756
Express, Inc.*	112,441	1,141,276
Finish Line, Inc. (The), Class A	61,361	891,575
Five Below, Inc.*	80,431	5,334,183
Francesca’s Holdings Corp.*	55,607	406,487
Genesco, Inc.*	28,921	939,933
GNC Holdings, Inc., Class A (x)*	103,377	381,461
Group 1 Automotive, Inc.	29,000	2,058,130
Guess?, Inc. (x)	91,919	1,551,593
Haverty Furniture Cos., Inc.	27,808	629,851
Hibbett Sports, Inc.*	29,185	595,374
J. Jill, Inc.*	17,176	133,973
Kirkland’s, Inc.*	23,696	283,523
Lithia Motors, Inc., Class A	35,349	4,015,293
Lumber Liquidators Holdings, Inc. (x)*	42,712	1,340,730
MarineMax, Inc.*	33,156	626,648
Monro, Inc. (x)	46,316	2,637,696
National Vision Holdings, Inc.*	25,975	1,054,845
Office Depot, Inc.	748,455	2,649,531
Party City Holdco, Inc. (x)*	43,161	602,096
Pier 1 Imports, Inc.	124,409	515,053
Rent-A-Center, Inc. (x)	65,348	725,363
Restoration Hardware Holdings, Inc.*	29,579	2,550,006
Shoe Carnival, Inc.	16,728	447,474
Sleep Number Corp.*	57,672	2,167,890
Sonic Automotive, Inc., Class A	34,929	644,440
Sportsman’s Warehouse Holdings, Inc. (x)*	54,426	359,756
Tailored Brands, Inc.	72,433	1,581,212
Tile Shop Holdings, Inc.	57,509	552,086
Tilly’s, Inc., Class A	21,102	311,466
Vitamin Shoppe, Inc.*	31,787	139,863
Winmark Corp.	2,801	362,449
Zumiez, Inc.*	27,579	574,333

		68,473,313

Textiles, Apparel & Luxury Goods (0.7%)
Columbia Sportswear Co.	44,185	3,176,018
Crocs, Inc.*	101,146	1,278,485
Culp, Inc.	15,749	527,592
Deckers Outdoor Corp.*	46,657	3,744,224
Delta Apparel, Inc.*	10,006	202,121
Fossil Group, Inc. (x)*	63,157	490,730
G-III Apparel Group Ltd.*	64,636	2,384,422
Iconix Brand Group, Inc. (x)*	76,095	98,163
Movado Group, Inc.	24,146	777,501
Oxford Industries, Inc.	24,975	1,877,870
Perry Ellis International, Inc.*	18,634	466,595
Sequential Brands Group, Inc. (x)*	55,385	98,585
Steven Madden Ltd.*	87,065	4,065,936
Superior Uniform Group, Inc.	12,427	331,925
Unifi, Inc.*	22,922	822,212
Vera Bradley, Inc.*	29,229	356,009
Wolverine World Wide, Inc.	139,104	4,434,636

		25,133,024

Total Consumer Discretionary		390,153,743

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA 2000 MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

	Number of Shares	Value (Note 1)

Consumer Staples (2.5%)
Beverages (0.2%)
Boston Beer Co., Inc. (The), Class A*	12,610	$2,409,771
Castle Brands, Inc. (x)*	129,033	157,420
Coca-Cola Bottling Co. Consolidated	7,243	1,559,128
Craft Brew Alliance, Inc.*	20,172	387,302
MGP Ingredients, Inc. (x)	19,578	1,505,157
National Beverage Corp.	17,655	1,720,303
Primo Water Corp.*	38,294	481,356

		8,220,437

Food & Staples Retailing (0.5%)
Andersons, Inc. (The)	41,461	1,291,510
Chefs’ Warehouse, Inc. (The)*	28,399	582,180
Ingles Markets, Inc., Class A	20,698	716,151
Natural Grocers by Vitamin Cottage, Inc. (x)*	12,348	110,268
Performance Food Group Co.*	132,662	4,391,111
PriceSmart, Inc.	33,371	2,873,243
Smart & Final Stores, Inc.*	33,284	284,578
SpartanNash Co.	56,017	1,494,534
SUPERVALU, Inc.*	57,430	1,240,488
United Natural Foods, Inc.*	74,721	3,681,503
Village Super Market, Inc., Class A	11,388	261,127
Weis Markets, Inc.	14,486	599,576

		17,526,269

Food Products (1.3%)
Alico, Inc.	4,941	145,760
Amplify Snack Brands, Inc. (x)*	50,308	604,199
B&G Foods, Inc. (x)	96,157	3,379,919
Bob Evans Farms, Inc.	29,756	2,345,368
Calavo Growers, Inc. (x)	24,272	2,048,557
Cal-Maine Foods, Inc. (x)*	41,788	1,857,477
Darling Ingredients, Inc.*	241,886	4,385,392
Dean Foods Co.	137,464	1,589,084
Farmer Brothers Co.*	13,809	443,959
Fresh Del Monte Produce, Inc.	45,297	2,159,308
Freshpet, Inc.*	36,926	699,748
Hostess Brands, Inc.*	121,231	1,795,431
J&J Snack Foods Corp.	22,613	3,433,332
John B Sanfilippo & Son, Inc.	12,922	817,317
Lancaster Colony Corp.	28,259	3,651,345
Landec Corp.*	42,430	534,618
Lifeway Foods, Inc.*	6,854	54,832
Limoneira Co.	17,789	398,474
Sanderson Farms, Inc. (x)	29,997	4,162,983
Seneca Foods Corp., Class A*	10,342	318,017
Snyder’s-Lance, Inc.	127,674	6,393,913
Tootsie Roll Industries, Inc. (x)	24,869	905,232

		42,124,265

Household Products (0.2%)
Central Garden & Pet Co.*	17,042	663,275
Central Garden & Pet Co., Class A*	53,072	2,001,345
HRG Group, Inc.*	180,199	3,054,372
Oil-Dri Corp. of America	7,361	305,482

Orchids Paper Products Co. (x)	12,992	166,298
WD-40 Co.	19,191	2,264,538

		8,455,310

Personal Products (0.1%)
elf Beauty, Inc. (x)*	30,934	690,138
Inter Parfums, Inc.	26,768	1,163,070
Medifast, Inc.	15,881	1,108,653
Natural Health Trends Corp.	11,606	176,295
Nature’s Sunshine Products, Inc.	17,046	196,881
Revlon, Inc., Class A (x)*	17,844	388,999
USANA Health Sciences, Inc.*	16,278	1,205,385

		4,929,421

Tobacco (0.2%)
Turning Point Brands, Inc.	8,518	179,985
Universal Corp.	37,104	1,947,960
Vector Group Ltd. (x)	149,622	3,348,541

		5,476,486

Total Consumer Staples		86,732,188

Energy (3.5%)
Energy Equipment & Services (1.4%)
Archrock, Inc.	104,626	1,098,573
Basic Energy Services, Inc.*	25,772	604,869
Bristow Group, Inc.	45,688	615,417
C&J Energy Services, Inc.*	70,016	2,343,436
CARBO Ceramics, Inc. (x)*	33,660	342,659
Diamond Offshore Drilling, Inc. (x)*	97,234	1,807,580
Dril-Quip, Inc.*	57,197	2,728,297
Ensco plc, Class A	627,775	3,710,150
Era Group, Inc.*	28,134	302,441
Exterran Corp.*	49,357	1,551,784
Fairmount Santrol Holdings, Inc. (x)*	234,532	1,226,602
Forum Energy Technologies, Inc.*	115,000	1,788,250
Frank’s International NV (x)	73,275	487,279
Geospace Technologies Corp.*	20,971	271,994
Gulf Island Fabrication, Inc.	19,142	256,981
Helix Energy Solutions Group, Inc.*	204,233	1,539,917
Independence Contract Drilling, Inc.*	58,218	231,708
Keane Group, Inc.*	52,680	1,001,447
Key Energy Services, Inc. (x)*	14,871	175,329
Mammoth Energy Services, Inc.*	11,209	220,033
Matrix Service Co.*	40,946	728,839
McDermott International, Inc.*	429,357	2,825,169
Natural Gas Services Group, Inc.*	19,546	512,105
NCS Multistage Holdings, Inc. (x)*	16,518	243,475
Newpark Resources, Inc.*	114,744	986,798
Noble Corp. plc*	366,507	1,656,612
Oil States International, Inc.*	77,357	2,189,203
Parker Drilling Co.*	199,411	199,411
PHI, Inc. (Non-Voting)*	16,348	189,146

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA 2000 MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

	Number of Shares	Value (Note 1)

Pioneer Energy Services Corp.*	109,745	$334,722
ProPetro Holding Corp. (x)*	81,406	1,641,145
Ranger Energy Services, Inc.*	6,854	63,262
RigNet, Inc.*	22,152	331,172
Rowan Cos. plc, Class A*	176,766	2,768,156
SEACOR Holdings, Inc.*	23,627	1,092,040
SEACOR Marine Holdings, Inc.*	27,013	316,052
Select Energy Services, Inc., Class A (x)*	37,165	677,890
Smart Sand, Inc. (x)*	32,212	278,956
Solaris Oilfield Infrastructure, Inc., Class A (x)*	22,656	485,065
Superior Energy Services, Inc.*	228,954	2,204,827
TETRA Technologies, Inc.*	183,428	783,238
Unit Corp.*	77,998	1,715,956
US Silica Holdings, Inc. (x)	120,658	3,928,624
Willbros Group, Inc.*	57,422	81,539

		48,538,148

Oil, Gas & Consumable Fuels (2.1%)
Abraxas Petroleum Corp.*	219,488	539,940
Adams Resources & Energy, Inc.	2,939	127,847
Approach Resources, Inc. (x)*	62,387	184,666
Arch Coal, Inc., Class A	28,362	2,642,204
Ardmore Shipping Corp.*	41,477	331,816
Bill Barrett Corp.*	114,847	589,165
Bonanza Creek Energy, Inc.*	30,543	842,681
California Resources Corp. (x)*	65,169	1,266,885
Callon Petroleum Co.*	306,438	3,723,222
Carrizo Oil & Gas, Inc. (x)*	113,575	2,416,876
Clean Energy Fuels Corp.*	195,876	397,628
Cloud Peak Energy, Inc.*	110,637	492,335
Contango Oil & Gas Co.*	34,226	161,204
CVR Energy, Inc. (x)	22,522	838,719
Delek US Energy, Inc.	115,317	4,029,176
Denbury Resources, Inc. (x)*	600,142	1,326,314
DHT Holdings, Inc.	119,019	427,278
Dorian LPG Ltd.*	31,083	255,500
Earthstone Energy, Inc., Class A*	32,766	348,303
Eclipse Resources Corp.*	129,785	311,484
Energy XXI Gulf Coast, Inc.*	45,229	259,614
EP Energy Corp., Class A (x)*	55,530	131,051
Evolution Petroleum Corp.	41,987	287,611
Frontline Ltd. (x)	114,130	523,857
GasLog Ltd. (x)	62,248	1,385,018
Gastar Exploration, Inc. (x)*	268,583	282,012
Gener8 Maritime, Inc.*	70,883	469,245
Golar LNG Ltd.	145,590	4,340,038
Green Plains, Inc.	57,572	970,088
Halcon Resources Corp. (x)*	194,124	1,469,519
Hallador Energy Co.	22,047	134,266
International Seaways, Inc.*	44,074	813,606
Isramco, Inc.*	1,124	117,627
Jagged Peak Energy, Inc. (x)*	85,828	1,354,366
Jones Energy, Inc., Class A (x)*	64,510	70,961
Lilis Energy, Inc. (x)*	63,792	325,977
Matador Resources Co.*	140,188	4,364,052
Midstates Petroleum Co., Inc.*	18,074	299,667

NACCO Industries, Inc., Class A	6,344	238,852
Navios Maritime Acquisition Corp.	112,220	124,564
Nordic American Tankers Ltd. (x)	150,439	370,080
Oasis Petroleum, Inc.*	344,476	2,897,043
Overseas Shipholding Group, Inc., Class A*	76,458	209,495
Pacific Ethanol, Inc.*	61,464	279,661
Panhandle Oil and Gas, Inc., Class A	22,515	462,683
Par Pacific Holdings, Inc.*	48,186	929,026
PDC Energy, Inc.*	96,743	4,986,133
Peabody Energy Corp.*	98,821	3,890,583
Penn Virginia Corp.*	21,786	852,050
Renewable Energy Group, Inc.*	58,261	687,480
Resolute Energy Corp. (x)*	33,082	1,041,091
REX American Resources Corp.*	8,854	733,023
Ring Energy, Inc.*	76,887	1,068,729
Rosehill Resources, Inc. (x)*	6,755	53,094
Sanchez Energy Corp. (x)*	83,781	444,877
SandRidge Energy, Inc.*	53,479	1,126,803
Scorpio Tankers, Inc.	339,283	1,034,813
SemGroup Corp., Class A	100,840	3,045,368
Ship Finance International Ltd. (x)	93,827	1,454,319
SilverBow Resources, Inc.*	10,981	326,355
SRC Energy, Inc.*	353,969	3,019,356
Stone Energy Corp. (x)*	29,186	938,622
Teekay Corp.	85,165	793,738
Teekay Tankers Ltd., Class A	266,417	372,984
Tellurian, Inc. (x)*	84,067	818,813
Ultra Petroleum Corp.*	295,558	2,677,755
Uranium Energy Corp. (x)*	199,768	353,589
W&T Offshore, Inc.*	141,818	469,418
Westmoreland Coal Co.*	25,008	30,260
WildHorse Resource Development Corp. (x)*	68,200	1,255,562

		75,838,037

Total Energy		124,376,185

Financials (15.8%)
Banks (9.0%)
1st Source Corp.	24,423	1,207,717
Access National Corp.	22,711	632,274
ACNB Corp.	9,930	293,432
Allegiance Bancshares, Inc.*	17,437	656,503
American National Bankshares, Inc.	11,753	450,140
Ameris Bancorp	54,588	2,631,142
Ames National Corp.	13,765	383,355
Arrow Financial Corp.	17,997	610,998
Atlantic Capital Bancshares, Inc.*	31,582	555,843
Banc of California, Inc. (x)	66,625	1,375,806
BancFirst Corp.	25,432	1,300,847
Banco Latinoamericano de Comercio Exterior SA, Class E	45,322	1,219,162

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA 2000 MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

	Number of Shares		Value (Note 1)

Bancorp, Inc. (The)*	73,277		$723,977
BancorpSouth Bank	118,653		3,731,637
Bank of Commerce Holdings	22,304		256,496
Bank of Marin Bancorp	8,927		607,036
Bank of NT Butterfield & Son Ltd. (The)	81,539		2,959,050
Bankwell Financial Group, Inc.	8,201		281,622
Banner Corp.	49,971		2,754,402
Bar Harbor Bankshares	22,927		619,258
BCB Bancorp, Inc.	14,181		205,625
Berkshire Hills Bancorp, Inc.	57,540		2,105,964
Blue Hills Bancorp, Inc.	35,708		717,731
Boston Private Financial Holdings, Inc.	126,976		1,961,779
Bridge Bancorp, Inc.	28,545		999,075
Brookline Bancorp, Inc.	114,572		1,798,780
Bryn Mawr Bank Corp.	25,938		1,146,460
BSB Bancorp, Inc.*	12,191		356,587
Byline Bancorp, Inc.*	4,739		108,855
C&F Financial Corp.	5,489		318,362
Cadence BanCorp*	21,937		594,931
Camden National Corp.	23,569		992,962
Capital City Bank Group, Inc.	15,993		366,879
Capstar Financial Holdings, Inc.*	12,470		259,002
Carolina Financial Corp.	22,052		819,232
Cathay General Bancorp	114,189		4,815,350
CenterState Bank Corp.	81,946		2,108,471
Central Pacific Financial Corp.	41,640		1,242,121
Central Valley Community Bancorp	14,696		296,565
Century Bancorp, Inc., Class A	4,377		342,500
Chemical Financial Corp.	107,467		5,746,260
Chemung Financial Corp.	5,472		263,203
Citizens & Northern Corp.	18,970		455,280
City Holding Co.	22,683		1,530,422
Civista Bancshares, Inc.	14,519		319,418
CNB Financial Corp.	23,725		622,544
CoBiz Financial, Inc.	57,521		1,149,845
Codorus Valley Bancorp, Inc.	13,806		380,079
Columbia Banking System, Inc.	108,979		4,734,048
Commerce Union Bancshares, Inc.	9,705		248,836
Community Bank System, Inc.	74,516		4,005,235
Community Bankers Trust Corp.*	31,440		256,236
Community Financial Corp. (The)	5,743		219,957
Community Trust Bancorp, Inc.	23,661		1,114,433
ConnectOne Bancorp, Inc.	46,580		1,199,435
County Bancorp, Inc.	5,871		174,721
Customers Bancorp, Inc.*	43,720		1,136,283
CVB Financial Corp.	156,755		3,693,148
DNB Financial Corp.	4,279		144,202
Eagle Bancorp, Inc.*	45,937		2,659,752
Enterprise Bancorp, Inc.	13,972		475,747
Enterprise Financial Services Corp.	34,763		1,569,549
Equity Bancshares, Inc., Class A*	16,066		568,897
Evans Bancorp, Inc.	6,668		279,389

Farmers & Merchants Bancorp, Inc.	12,360		504,288
Farmers Capital Bank Corp.	10,756		414,106
Farmers National Banc Corp.	37,648		555,308
FB Financial Corp.*	18,758		787,648
FCB Financial Holdings, Inc., Class A*	53,599		2,722,829
Fidelity Southern Corp.	33,045		720,381
Financial Institutions, Inc.	20,601		640,691
First Bancorp, Inc.	16,217		441,589
First Bancorp/NC	42,960		1,516,918
First Bancorp/PR*	268,723		1,370,487
First Bancshares, Inc. (The) (x)	12,457		426,029
First Busey Corp.	57,457		1,720,263
First Business Financial Services, Inc.	12,018		265,838
First Citizens BancShares, Inc., Class A	10,739		4,327,817
First Commonwealth Financial Corp.	146,732		2,101,202
First Community Bancshares, Inc.	24,816		712,964
First Connecticut Bancorp, Inc.	21,185		553,988
First Financial Bancorp	92,940		2,448,969
First Financial Bankshares, Inc. (x)	95,868		4,318,853
First Financial Corp.	16,262		737,482
First Financial Northwest, Inc.	11,737		182,041
First Foundation, Inc.*	45,104		836,228
First Guaranty Bancshares, Inc. (x)	5,894		147,350
First Horizon National Corp.	—	@	8
First Internet Bancorp	9,499		362,387
First Interstate BancSystem, Inc., Class A	38,995		1,561,750
First Merchants Corp.	62,577		2,631,989
First Mid-Illinois Bancshares, Inc.	15,037		579,526
First Midwest Bancorp, Inc.	154,811		3,717,012
First Northwest Bancorp*	15,710		256,073
First of Long Island Corp. (The)	35,328		1,006,848
Flushing Financial Corp.	41,642		1,145,155
FNB Bancorp	7,471		272,617
Franklin Financial Network, Inc.*	18,305		624,201
Fulton Financial Corp.	249,392		4,464,117
German American Bancorp, Inc.	33,210		1,173,309
Glacier Bancorp, Inc.	116,551		4,590,944
Great Southern Bancorp, Inc.	16,728		864,001
Great Western Bancorp, Inc.	81,954		3,261,769
Green Bancorp, Inc.*	32,540		660,562
Guaranty Bancorp	35,529		982,377
Guaranty Bancshares, Inc.	3,019		92,532
Hancock Holding Co.	123,675		6,121,913
Hanmi Financial Corp.	47,715		1,448,150
HarborOne Bancorp, Inc.*	18,879		361,722
Heartland Financial USA, Inc.	37,208		1,996,209
Heritage Commerce Corp.	54,314		832,090
Heritage Financial Corp.	44,378		1,366,842

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA 2000 MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

	Number of Shares	Value (Note 1)

Hilltop Holdings, Inc.	105,610	$2,675,101
Home BancShares, Inc.	233,399	5,426,527
HomeTrust Bancshares, Inc.*	25,534	657,501
Hope Bancorp, Inc.	196,677	3,589,355
Horizon Bancorp	31,501	875,728
Howard Bancorp, Inc.*	12,706	279,532
IBERIABANK Corp.	76,311	5,914,103
Independent Bank Corp. (Berlin Stock Exchange)	31,991	714,999
Independent Bank Corp. (Nasdaq Stock Exchange)	40,402	2,822,080
Independent Bank Group, Inc.	26,785	1,810,666
International Bancshares Corp.	82,683	3,282,515
Investar Holding Corp.	12,013	289,513
Investors Bancorp, Inc.	379,787	5,271,444
Lakeland Bancorp, Inc.	66,467	1,279,490
Lakeland Financial Corp.	36,577	1,773,619
LCNB Corp.	13,716	280,492
LegacyTexas Financial Group, Inc.	71,679	3,025,571
Live Oak Bancshares, Inc.	34,842	830,982
Macatawa Bank Corp.	40,719	407,190
MainSource Financial Group, Inc.	37,423	1,358,829
MB Financial, Inc.	122,846	5,469,104
MBT Financial Corp.	23,847	252,778
Mercantile Bank Corp.	25,081	887,115
Metropolitan Bank Holding Corp.*	3,050	128,405
Middlefield Banc Corp. (x)	3,863	186,197
Midland States Bancorp, Inc.	23,137	751,490
MidSouth Bancorp, Inc.	19,581	259,448
MidWestOne Financial Group, Inc.	16,307	546,774
MutualFirst Financial, Inc.	9,277	357,628
National Bank Holdings Corp., Class A	37,110	1,203,477
National Bankshares, Inc.	10,390	472,226
National Commerce Corp. (x)*	15,977	643,074
NBT Bancorp, Inc.	64,859	2,386,811
Nicolet Bankshares, Inc.*	13,591	743,971
Northeast Bancorp	7,432	172,051
Northrim BanCorp, Inc.	10,833	366,697
Norwood Financial Corp.	8,162	269,346
OFG Bancorp	66,557	625,636
Ohio Valley Banc Corp. (x)	5,764	232,866
Old Line Bancshares, Inc.	13,198	388,549
Old National Bancorp	203,986	3,559,556
Old Point Financial Corp.	5,055	150,386
Old Second Bancorp, Inc.	44,375	605,719
Opus Bank*	31,255	853,262
Orrstown Financial Services, Inc.	11,422	288,406
Pacific Mercantile Bancorp*	20,344	178,010
Pacific Premier Bancorp, Inc.*	59,559	2,382,360
Paragon Commercial Corp.*	6,232	331,605
Park National Corp.	20,208	2,101,632
Parke Bancorp, Inc.	8,429	173,216
Peapack Gladstone Financial Corp.	25,139	880,368
Penns Woods Bancorp, Inc.	6,542	304,726

Peoples Bancorp of North Carolina, Inc.	6,656	204,273
Peoples Bancorp, Inc.	24,275	791,851
Peoples Financial Services Corp.	9,995	465,567
People’s Utah Bancorp	20,301	615,120
Preferred Bank	19,796	1,163,609
Premier Financial Bancorp, Inc.	14,882	298,831
QCR Holdings, Inc.	18,527	793,882
RBB Bancorp	4,368	119,552
Renasant Corp.	65,674	2,685,410
Republic Bancorp, Inc., Class A	14,991	569,958
Republic First Bancorp, Inc. (x)*	72,334	611,222
S&T Bancorp, Inc.	52,068	2,072,827
Sandy Spring Bancorp, Inc.	35,897	1,400,701
Seacoast Banking Corp. of Florida*	60,837	1,533,701
ServisFirst Bancshares, Inc.	70,042	2,906,743
Shore Bancshares, Inc.	20,226	337,774
Sierra Bancorp	18,690	496,406
Simmons First National Corp., Class A	57,812	3,301,065
SmartFinancial, Inc.*	10,423	226,179
South State Corp.	51,155	4,458,158
Southern First Bancshares, Inc.*	9,805	404,456
Southern National Bancorp of Virginia, Inc.	23,942	383,790
Southside Bancshares, Inc.	41,873	1,410,283
State Bank Financial Corp.	56,723	1,692,614
Sterling Bancorp	322,784	7,940,485
Stock Yards Bancorp, Inc.	33,549	1,264,797
Summit Financial Group, Inc.(x)	16,245	427,568
Sun Bancorp, Inc.	15,114	367,270
Sunshine Bancorp, Inc.*	11,027	252,959
Texas Capital Bancshares, Inc.*	73,690	6,551,041
Tompkins Financial Corp.	22,589	1,837,615
Towne Bank	86,529	2,660,767
TriCo Bancshares	30,977	1,172,789
TriState Capital Holdings, Inc.*	35,005	805,115
Triumph Bancorp, Inc.*	25,918	816,417
Trustmark Corp.	101,621	3,237,645
Two River Bancorp (x)	10,321	187,120
UMB Financial Corp.	68,642	4,936,733
Umpqua Holdings Corp.	323,575	6,730,360
Union Bankshares Corp.	65,478	2,368,339
Union Bankshares, Inc. (x)	6,156	325,960
United Bankshares, Inc.	151,646	5,269,699
United Community Banks, Inc.	106,968	3,010,080
United Security Bancshares	18,780	206,580
Unity Bancorp, Inc.	10,818	213,656
Univest Corp. of Pennsylvania	39,571	1,109,967
Valley National Bancorp	392,693	4,406,015
Veritex Holdings, Inc.*	21,715	599,117
Washington Trust Bancorp, Inc.	22,558	1,201,214
WashingtonFirst Bankshares, Inc.	14,804	507,185
WesBanco, Inc.	63,874	2,596,478
West Bancorporation, Inc.	23,860	600,079
Westamerica Bancorporation (x)	38,500	2,292,675

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA 2000 MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

	Number of Shares	Value (Note 1)

Wintrust Financial Corp.	81,754	$6,734,076
Xenith Bankshares, Inc.*	8,049	272,298

		317,146,416

Capital Markets (1.3%)
Actua Corp.*	46,303	722,327
Arlington Asset Investment Corp., Class A (x)	22,843	269,091
Artisan Partners Asset Management, Inc., Class A	68,479	2,704,920
Associated Capital Group, Inc., Class A (x)	8,875	302,638
B. Riley Financial, Inc. (x)	28,364	513,388
Cohen & Steers, Inc.	33,073	1,564,022
Cowen, Inc. (x)*	41,202	562,407
Diamond Hill Investment Group, Inc.	4,922	1,017,181
Donnelley Financial Solutions, Inc.*	45,805	892,739
Evercore, Inc., Class A	57,139	5,142,509
Financial Engines, Inc.	88,974	2,695,911
GAIN Capital Holdings, Inc. (x)	52,557	525,570
GAMCO Investors, Inc., Class A	8,875	263,144
Greenhill & Co., Inc. (x)	34,009	663,176
Hamilton Lane, Inc., Class A	21,574	763,504
Houlihan Lokey, Inc.	38,709	1,758,550
INTL. FCStone, Inc.*	23,392	994,862
Investment Technology Group, Inc.	46,659	898,186
Ladenburg Thalmann Financial Services, Inc.	165,343	522,484
Medley Management, Inc., Class A	8,854	57,551
Moelis & Co., Class A	46,128	2,237,208
OM Asset Management plc	106,462	1,783,239
Oppenheimer Holdings, Inc., Class A	14,296	383,133
Piper Jaffray Cos.	21,764	1,877,145
PJT Partners, Inc., Class A	27,420	1,250,352
Pzena Investment Management, Inc., Class A	26,884	286,852
Safeguard Scientifics, Inc.*	29,978	335,754
Silvercrest Asset Management Group, Inc., Class A	13,591	218,136
Stifel Financial Corp.	98,900	5,890,483
Virtu Financial, Inc., Class A (x)	37,395	684,329
Virtus Investment Partners, Inc. (x)	10,342	1,189,847
Waddell & Reed Financial, Inc., Class A (x)	119,246	2,663,955
Westwood Holdings Group, Inc.	12,755	844,509
WisdomTree Investments, Inc. (x)	169,256	2,124,163

		44,603,265

Consumer Finance (0.5%)
Elevate Credit, Inc. (x)*	21,333	160,637
Encore Capital Group, Inc.*	35,676	1,501,960
Enova International, Inc.*	50,032	760,486
EZCORP, Inc., Class A*	76,774	936,643

FirstCash, Inc.	68,789	4,639,819
Green Dot Corp., Class A*	69,254	4,173,247
LendingClub Corp.*	482,462	1,992,568
Nelnet, Inc., Class A	27,517	1,507,381
PRA Group, Inc. (x)*	65,951	2,189,573
Regional Management Corp.*	15,640	411,488
World Acceptance Corp.*	8,985	725,269

		18,999,071

Diversified Financial Services (0.1%)
Cannae Holdings, Inc.*	94,787	1,614,222
Marlin Business Services Corp.	14,035	314,384
On Deck Capital, Inc.*	81,630	468,556
Tiptree, Inc.	38,707	230,307

		2,627,469

Insurance (2.1%)
Ambac Financial Group, Inc.*	59,229	946,479
American Equity Investment Life Holding Co.	126,446	3,885,686
AMERISAFE, Inc.	29,114	1,793,422
AmTrust Financial Services, Inc. (x)	129,428	1,303,340
Argo Group International Holdings Ltd.	43,614	2,688,803
Atlas Financial Holdings, Inc.*	16,267	334,287
Baldwin & Lyons, Inc., Class B	14,523	347,826
Blue Capital Reinsurance Holdings Ltd.	11,027	132,875
Citizens, Inc. (x)*	72,632	533,845
CNO Financial Group, Inc.	250,671	6,189,067
Crawford & Co., Class B	20,102	193,381
Donegal Group, Inc., Class A	12,728	220,194
eHealth, Inc.*	23,553	409,116
EMC Insurance Group, Inc.	13,392	384,216
Employers Holdings, Inc.	47,808	2,122,675
Enstar Group Ltd.*	16,565	3,325,424
FBL Financial Group, Inc., Class A	15,217	1,059,864
Federated National Holding Co.	19,933	330,290
Genworth Financial, Inc., Class A*	749,393	2,330,612
Global Indemnity Ltd.*	13,210	555,084
Greenlight Capital Re Ltd., Class A*	45,487	914,289
Hallmark Financial Services, Inc.*	19,655	205,002
HCI Group, Inc. (x)	12,382	370,222
Health Insurance Innovations, Inc., Class A (x)*	16,969	423,377
Heritage Insurance Holdings, Inc. (x)	30,812	555,232
Horace Mann Educators Corp.	58,733	2,590,125
Independence Holding Co.	10,986	301,566
Infinity Property & Casualty Corp.	16,338	1,731,828
Investors Title Co.	2,417	479,412
James River Group Holdings Ltd.	34,027	1,361,420
Kemper Corp.	59,798	4,120,082
Kingstone Cos., Inc.	13,641	256,451

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA 2000 MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

	Number of Shares	Value (Note 1)

Kinsale Capital Group, Inc.	21,946	$987,570
Maiden Holdings Ltd.	90,140	594,924
MBIA, Inc. (x)*	130,867	957,946
National General Holdings Corp.	73,381	1,441,203
National Western Life Group, Inc., Class A	3,521	1,165,521
Navigators Group, Inc. (The)	31,551	1,536,534
NI Holdings, Inc.*	15,460	262,511
Primerica, Inc.	65,953	6,697,528
RLI Corp.	58,657	3,558,134
Safety Insurance Group, Inc.	21,769	1,750,228
Selective Insurance Group, Inc.	85,496	5,018,615
State Auto Financial Corp.	23,199	675,555
Stewart Information Services Corp.	32,449	1,372,593
Third Point Reinsurance Ltd.*	125,822	1,843,292
Trupanion, Inc. (x)*	33,988	994,829
United Fire Group, Inc.	32,887	1,498,989
United Insurance Holdings Corp.	26,539	457,798
Universal Insurance Holdings, Inc.	44,767	1,224,377
WMIH Corp.*	310,959	264,035

		74,697,674

Mortgage Real Estate Investment Trusts (REITs) (0.8%)
AG Mortgage Investment Trust, Inc. (REIT)	41,452	788,003
Anworth Mortgage Asset Corp. (REIT)	150,341	817,855
Apollo Commercial Real Estate Finance, Inc. (REIT) (x)	154,190	2,844,806
Ares Commercial Real Estate Corp. (REIT)	41,870	540,123
ARMOUR Residential REIT, Inc. (REIT) (x)	57,049	1,467,300
Capstead Mortgage Corp. (REIT)	145,197	1,255,954
Cherry Hill Mortgage Investment Corp. (REIT)	22,070	397,039
CYS Investments, Inc. (REIT)	231,758	1,861,017
Dynex Capital, Inc. (REIT)	76,836	538,620
Ellington Residential Mortgage REIT (REIT) (x)	14,902	179,420
Granite Point Mortgage Trust, Inc. (REIT) (x)	64,680	1,147,423
Great Ajax Corp. (REIT)	25,848	357,219
Hannon Armstrong Sustainable Infrastructure Capital, Inc. (REIT)	77,614	1,867,393
Invesco Mortgage Capital, Inc. (REIT)	163,893	2,922,213
KKR Real Estate Finance Trust, Inc. (REIT) (x)	15,847	317,098
Ladder Capital Corp. (REIT)	111,053	1,513,652
MTGE Investment Corp. (REIT)	70,301	1,300,569
New York Mortgage Trust, Inc. (REIT) (x)	170,392	1,051,319
Orchid Island Capital, Inc. (REIT) (x)	60,057	557,329

Owens Realty Mortgage, Inc. (REIT)	17,114	273,994
PennyMac Mortgage Investment Trust (REIT)‡	99,806	1,603,883
Redwood Trust, Inc. (REIT)	117,113	1,735,615
Resource Capital Corp. (REIT)	46,740	437,954
Sutherland Asset Management Corp. (REIT) (x)	27,768	420,685
TPG RE Finance Trust, Inc. (REIT)	12,535	238,792
Western Asset Mortgage Capital Corp. (REIT)	62,294	619,825

		27,055,100

Thrifts & Mortgage Finance (2.0%)
Bank Mutual Corp.	61,659	656,668
BankFinancial Corp.	20,867	320,100
Bear State Financial, Inc.	30,773	314,808
Beneficial Bancorp, Inc.	103,785	1,707,263
BofI Holding, Inc. (x)*	90,680	2,711,332
Capitol Federal Financial, Inc.	195,549	2,622,312
Charter Financial Corp.	19,551	342,925
Clifton Bancorp, Inc.	31,802	543,814
Dime Community Bancshares, Inc.	49,901	1,045,426
Entegra Financial Corp.*	10,647	311,425
ESSA Bancorp, Inc.	14,502	227,246
Essent Group Ltd.*	120,969	5,252,473
Federal Agricultural Mortgage Corp., Class C	13,477	1,054,440
First Defiance Financial Corp.	14,723	765,154
Flagstar Bancorp, Inc.*	32,871	1,230,033
Greene County Bancorp, Inc. (x)	4,975	162,185
Hingham Institution for Savings	1,932	399,924
Home Bancorp, Inc.	8,880	383,794
HomeStreet, Inc.*	36,037	1,043,271
Impac Mortgage Holdings, Inc. (x)*	16,156	164,145
Kearny Financial Corp.	101,044	1,460,086
LendingTree, Inc. (x)*	9,514	3,239,041
Malvern Bancorp, Inc.*	9,451	247,616
Merchants Bancorp	4,420	86,986
Meridian Bancorp, Inc.	73,392	1,511,875
Meta Financial Group, Inc.	13,710	1,270,232
MGIC Investment Corp.*	553,753	7,813,454
Nationstar Mortgage Holdings, Inc.*	45,062	833,647
NMI Holdings, Inc., Class A*	86,737	1,474,529
Northfield Bancorp, Inc.	64,021	1,093,479
Northwest Bancshares, Inc.	142,520	2,384,360
OceanFirst Financial Corp.	47,995	1,259,869
Oconee Federal Financial Corp. (x)	2,102	60,327
Ocwen Financial Corp. (x)*	170,361	533,230
Oritani Financial Corp.	61,996	1,016,734
PCSB Financial Corp.*	27,258	519,265
PennyMac Financial Services, Inc., Class A*‡	12,395	277,028
PHH Corp.*	43,213	445,094
Provident Bancorp, Inc.*	5,638	149,125
Provident Financial Holdings, Inc.	8,615	158,516

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA 2000 MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

	Number of Shares	Value (Note 1)

Provident Financial Services, Inc.	94,105	$2,538,012
Prudential Bancorp, Inc.	11,463	201,749
Radian Group, Inc.	323,026	6,657,565
Riverview Bancorp, Inc.	28,862	250,234
SI Financial Group, Inc.	17,447	256,471
Southern Missouri Bancorp, Inc.	9,430	354,474
Territorial Bancorp, Inc.	11,741	362,445
Timberland Bancorp, Inc.	9,198	244,207
TrustCo Bank Corp.	144,500	1,329,400
United Community Financial Corp.	74,075	676,305
United Financial Bancorp, Inc.	77,916	1,374,438
Walker & Dunlop, Inc.*	42,240	2,006,400
Washington Federal, Inc.	127,536	4,368,108
Waterstone Financial, Inc.	38,854	662,461
Western New England Bancorp, Inc.	41,251	449,636
WSFS Financial Corp.	46,141	2,207,847

		71,032,983

Total Financials		556,161,978

Health Care (13.7%)
Biotechnology (5.4%)
Abeona Therapeutics, Inc. (x)*	41,352	655,429
Acceleron Pharma, Inc.*	55,308	2,347,272
Achaogen, Inc. (x)*	50,602	543,465
Achillion Pharmaceuticals, Inc.*	173,897	500,823
Acorda Therapeutics, Inc.*	66,559	1,427,691
Adamas Pharmaceuticals, Inc. (x)*	21,067	713,961
Aduro Biotech, Inc.*	61,671	462,533
Advaxis, Inc. (x)*	55,186	156,728
Agenus, Inc. (x)*	112,900	368,054
Aileron Therapeutics, Inc. (x)*	7,253	76,447
Aimmune Therapeutics, Inc.*	53,006	2,004,687
Akebia Therapeutics, Inc.*	65,491	973,851
Alder Biopharmaceuticals, Inc.*	97,418	1,115,436
Allena Pharmaceuticals, Inc. (x)*	7,265	73,086
AMAG Pharmaceuticals, Inc.*	53,105	703,641
Amicus Therapeutics, Inc. (x)*	246,652	3,549,322
AnaptysBio, Inc.*	26,481	2,667,166
Anavex Life Sciences Corp. (x)*	58,495	188,354
Apellis Pharmaceuticals, Inc. (x)*	15,225	330,383
Ardelyx, Inc.*	48,775	321,915
Arena Pharmaceuticals, Inc.*	56,906	1,933,097
Array BioPharma, Inc.*	295,331	3,780,237
Asterias Biotherapeutics, Inc. (x)*	47,224	106,254
Atara Biotherapeutics, Inc.(x)*	38,245	692,235
Athenex, Inc.(x)*	7,278	115,720
Athersys, Inc.(x)*	154,064	278,856
Audentes Therapeutics, Inc.*	22,474	702,313
Avexis, Inc.*	37,164	4,112,940
Axovant Sciences Ltd. (x)*	50,079	263,916
Bellicum Pharmaceuticals, Inc. (x)*	40,699	342,279

BioCryst Pharmaceuticals, Inc. (x)*	144,054	707,305
Biohaven Pharmaceutical Holding Co. Ltd.*	15,111	407,695
BioSpecifics Technologies Corp.*	8,063	349,370
BioTime, Inc.*	109,921	236,330
Bluebird Bio, Inc. (x)*	72,720	12,951,431
Blueprint Medicines Corp.*	63,212	4,766,816
Calithera Biosciences, Inc.*	46,276	386,405
Calyxt, Inc. (x)*	10,448	230,169
Cara Therapeutics, Inc. (x)*	40,584	496,748
Cascadian Therapeutics, Inc.*	47,948	177,408
Catalyst Pharmaceuticals, Inc.*	108,293	423,426
Celcuity, Inc.*	5,116	96,948
Celldex Therapeutics, Inc.*	179,604	510,075
ChemoCentryx, Inc.*	37,404	222,554
Chimerix, Inc.*	73,107	338,485
Clovis Oncology, Inc.*	65,540	4,456,719
Coherus Biosciences, Inc. (x)*	57,887	509,406
Conatus Pharmaceuticals, Inc.*	38,752	179,034
Concert Pharmaceuticals, Inc.*	28,487	736,959
Corbus Pharmaceuticals Holdings, Inc. (x)*	66,668	473,343
Corvus Pharmaceuticals, Inc.*	11,881	123,087
Curis, Inc.*	182,089	127,462
Cytokinetics, Inc.*	62,806	511,869
CytomX Therapeutics, Inc.*	43,640	921,240
Deciphera Pharmaceuticals, Inc.*	11,689	264,990
Dynavax Technologies Corp. (x)*	89,646	1,676,380
Eagle Pharmaceuticals, Inc. (x)*	12,389	661,820
Edge Therapeutics, Inc.*	28,860	270,418
Editas Medicine, Inc. (x)*	50,769	1,560,131
Emergent BioSolutions, Inc.*	50,793	2,360,351
Enanta Pharmaceuticals, Inc.*	23,903	1,402,628
Epizyme, Inc. (x)*	71,999	903,587
Esperion Therapeutics, Inc.*	25,562	1,683,002
Exact Sciences Corp.*	174,494	9,167,914
Fate Therapeutics, Inc.*	55,122	336,795
FibroGen, Inc.*	103,758	4,918,128
Five Prime Therapeutics, Inc.*	40,910	896,747
Flexion Therapeutics, Inc. (x)*	48,501	1,214,465
Fortress Biotech, Inc. (x)*	44,095	175,939
Foundation Medicine, Inc.*	21,661	1,477,280
G1 Therapeutics, Inc. (x)*	9,966	197,725
Genocea Biosciences, Inc.*	41,267	47,870
Genomic Health, Inc.*	29,781	1,018,510
Geron Corp. (x)*	216,738	390,128
Global Blood Therapeutics, Inc.*	55,822	2,196,596
Halozyme Therapeutics, Inc.*	174,718	3,539,787
Heron Therapeutics, Inc. (x)*	68,335	1,236,864
Idera Pharmaceuticals, Inc. (x)*	204,615	431,738
Ignyta, Inc.*	86,955	2,321,699
Immune Design Corp.*	49,489	193,007
ImmunoGen, Inc.*	147,302	944,206
Immunomedics, Inc. (x)*	154,772	2,501,116
Inovio Pharmaceuticals, Inc. (x)*	121,423	501,477
Insmed, Inc.*	112,560	3,509,621

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA 2000 MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

	Number of Shares	Value (Note 1)

Insys Therapeutics, Inc. (x)*	35,513	$341,635
Intellia Therapeutics, Inc. (x)*	25,807	496,011
Invitae Corp. (x)*	57,791	524,742
Iovance Biotherapeutics, Inc.*	90,093	720,744
Ironwood Pharmaceuticals, Inc. (x)*	204,152	3,060,238
Jounce Therapeutics, Inc.(x)*	18,680	238,170
Karyopharm Therapeutics, Inc.*	50,338	483,245
Keryx Biopharmaceuticals, Inc. (x)*	140,332	652,544
Kindred Biosciences, Inc.*	30,605	289,217
Kura Oncology, Inc.(x)*	28,836	441,191
La Jolla Pharmaceutical Co. (x)*	26,433	850,614
Lexicon Pharmaceuticals, Inc. (x)*	65,744	649,551
Ligand Pharmaceuticals, Inc. (x)*	30,428	4,166,506
Loxo Oncology, Inc.(x)*	34,268	2,884,680
MacroGenics, Inc.*	50,991	968,829
Madrigal Pharmaceuticals, Inc. (x)*	6,116	561,388
Matinas BioPharma Holdings, Inc. (x)*	77,248	89,608
MediciNova, Inc.(x)*	52,154	337,436
Merrimack Pharmaceuticals, Inc.(x)	17,948	183,967
Mersana Therapeutics, Inc.(x)*	5,562	91,384
MiMedx Group, Inc.(x)*	157,368	1,984,410
Minerva Neurosciences, Inc.*	37,290	225,605
Miragen Therapeutics, Inc.*	17,501	182,535
Momenta Pharmaceuticals, Inc.*	111,023	1,548,771
Myriad Genetics, Inc.*	97,176	3,337,510
NantKwest, Inc.(x)*	44,983	201,974
Natera, Inc.*	46,748	420,265
NewLink Genetics Corp.(x)*	46,524	377,310
Novavax, Inc.(x)*	477,910	592,608
Novelion Therapeutics, Inc.*	21,077	65,760
Nymox Pharmaceutical Corp.*	40,838	134,765
Organovo Holdings, Inc.(x)*	160,150	214,601
Otonomy, Inc.*	42,123	233,783
Ovid therapeutics, Inc.*	7,206	71,123
PDL BioPharma, Inc.*	217,813	596,808
Pieris Pharmaceuticals, Inc.(x)*	51,396	388,040
Portola Pharmaceuticals, Inc.*	84,709	4,123,634
Progenics Pharmaceuticals, Inc. (x)*	107,114	637,328
Protagonist Therapeutics, Inc.*	16,098	334,838
Prothena Corp. plc(x)*	57,785	2,166,360
PTC Therapeutics, Inc.*	59,391	990,642
Puma Biotechnology, Inc.*	42,664	4,217,336
Ra Pharmaceuticals, Inc.*	17,490	148,665
Radius Health, Inc.(x)*	56,367	1,790,780
Recro Pharma, Inc.(x)*	19,248	178,044
REGENXBIO, Inc.*	41,426	1,377,415
Repligen Corp.*	55,604	2,017,313
Retrophin, Inc.*	57,780	1,217,425
Rhythm Pharmaceuticals, Inc.*	11,849	344,332
Rigel Pharmaceuticals, Inc.*	216,676	840,703
Sage Therapeutics, Inc.*	56,163	9,250,607
Sangamo Therapeutics, Inc.*	122,611	2,010,820

Sarepta Therapeutics, Inc. (x)*	91,320	5,081,044
Selecta Biosciences, Inc. (x)*	22,768	223,354
Seres Therapeutics, Inc. (x)*	30,970	314,036
Spark Therapeutics, Inc. (x)*	40,412	2,077,985
Spectrum Pharmaceuticals, Inc.*	128,847	2,441,651
Spero Therapeutics, Inc. (x)*	8,454	99,335
Stemline Therapeutics, Inc.*	34,216	533,770
Strongbridge Biopharma plc (x)*	30,428	220,603
Syndax Pharmaceuticals, Inc.*	12,873	112,767
Synergy Pharmaceuticals, Inc. (x)*	391,092	872,135
Syros Pharmaceuticals, Inc. (x)*	18,221	177,290
TG Therapeutics, Inc. (x)*	75,743	621,093
Tocagen, Inc. (x)*	25,158	257,870
Trevena, Inc.*	88,816	142,106
Ultragenyx Pharmaceutical, Inc. (x)*	60,286	2,796,065
Vanda Pharmaceuticals, Inc.*	66,560	1,011,712
VBI Vaccines, Inc.*	53,131	226,869
Veracyte, Inc.*	38,688	252,633
Versartis, Inc.*	47,835	105,237
Voyager Therapeutics, Inc.*	22,435	372,421
vTv Therapeutics, Inc., Class A (x)*	9,459	56,849
XBiotech, Inc.(x)*	25,238	99,438
Xencor, Inc.*	58,410	1,280,347
ZIOPHARM Oncology, Inc. (x)*	198,115	820,196

		190,299,910

Health Care Equipment & Supplies (3.3%)
Abaxis, Inc.	33,225	1,645,302
Accuray, Inc.(x)*	122,089	524,983
Analogic Corp.	18,956	1,587,565
AngioDynamics, Inc.*	54,423	905,054
Anika Therapeutics, Inc.*	21,618	1,165,426
Antares Pharma, Inc.*	214,583	427,020
AtriCure, Inc.*	49,285	898,958
Atrion Corp.	2,093	1,319,846
AxoGen, Inc.*	41,483	1,173,969
Cantel Medical Corp.	53,980	5,552,923
Cardiovascular Systems, Inc.*	48,061	1,138,565
Cerus Corp.*	155,711	526,303
ConforMIS, Inc. (x)*	65,202	155,181
CONMED Corp.	38,403	1,957,401
Corindus Vascular Robotics, Inc. (x)*	122,030	123,250
CryoLife, Inc.*	48,442	927,664
Cutera, Inc.*	20,775	942,146
Endologix, Inc. (x)*	123,341	659,874
Entellus Medical, Inc.*	17,571	428,557
Exactech, Inc.*	16,794	830,463
FONAR Corp.*	9,095	221,463
GenMark Diagnostics, Inc.*	76,758	320,081
Glaukos Corp.(x)*	43,397	1,113,133
Globus Medical, Inc., Class A*	104,558	4,297,334
Haemonetics Corp.*	78,520	4,560,442
Halyard Health, Inc.*	70,607	3,260,631
Heska Corp.*	9,777	784,213
ICU Medical, Inc.*	22,324	4,821,984
Inogen, Inc.*	25,796	3,071,788

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA 2000 MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

	Number of Shares	Value (Note 1)

Insulet Corp.*	86,255	$5,951,596
Integer Holdings Corp.*	45,350	2,054,355
Integra LifeSciences Holdings Corp.*	95,112	4,552,060
Invacare Corp.	49,651	836,619
iRhythm Technologies, Inc.*	20,765	1,163,878
K2M Group Holdings, Inc.*	60,983	1,097,694
Lantheus Holdings, Inc.*	45,196	924,258
LeMaitre Vascular, Inc.	21,718	691,501
LivaNova plc*	72,093	5,761,673
Masimo Corp.*	66,554	5,643,779
Meridian Bioscience, Inc.	62,417	873,838
Merit Medical Systems, Inc.*	73,608	3,179,866
Natus Medical, Inc.*	44,240	1,689,968
Neogen Corp.*	54,667	4,494,174
Nevro Corp.*	42,014	2,900,647
Novocure Ltd.*	87,072	1,758,854
NuVasive, Inc.*	74,926	4,382,422
NxStage Medical, Inc.*	98,411	2,384,499
Obalon Therapeutics, Inc. (x)*	11,473	75,837
OraSure Technologies, Inc.*	85,618	1,614,755
Orthofix International NV*	26,056	1,425,263
OrthoPediatrics Corp.*	4,844	92,956
Oxford Immunotec Global plc*	32,965	460,521
Penumbra, Inc.*	44,409	4,178,887
Pulse Biosciences, Inc. (x)*	13,723	323,863
Quidel Corp.*	42,237	1,830,974
Quotient Ltd. (x)*	38,443	190,293
Rockwell Medical, Inc. (x)*	70,502	410,322
RTI Surgical, Inc.*	87,869	360,263
Sientra, Inc. (x)*	19,764	277,882
STAAR Surgical Co.*	62,594	970,207
Surmodics, Inc.*	20,637	577,836
Tactile Systems Technology, Inc.*	18,361	532,102
Utah Medical Products, Inc.	5,462	444,607
Varex Imaging Corp.*	56,742	2,279,326
ViewRay, Inc. (x)*	43,440	402,254
Viveve Medical, Inc. (x)*	21,825	108,470
Wright Medical Group NV (x)*	153,142	3,399,752

		115,639,570

Health Care Providers & Services (1.8%)
AAC Holdings, Inc.*	14,609	131,481
Aceto Corp.	46,302	478,300
Addus HomeCare Corp.*	10,898	379,250
Almost Family, Inc.*	19,361	1,071,631
Amedisys, Inc.*	43,168	2,275,385
American Renal Associates Holdings, Inc.*	16,098	280,105
AMN Healthcare Services, Inc.*	68,874	3,392,045
BioScrip, Inc. (x)*	168,412	490,079
BioTelemetry, Inc.*	45,994	1,375,221
Capital Senior Living Corp.*	37,634	507,683
Chemed Corp.	23,392	5,684,723
Civitas Solutions, Inc.*	25,501	436,067
Community Health Systems, Inc. (x)*	144,205	614,313
CorVel Corp.*	14,441	763,929
Cross Country Healthcare, Inc.*	53,036	676,739

Diplomat Pharmacy, Inc.*	72,193	1,448,914
Ensign Group, Inc. (The)	72,435	1,608,057
Genesis Healthcare, Inc. (x)*	51,409	39,220
HealthEquity, Inc.*	75,496	3,522,643
HealthSouth Corp.	144,809	7,155,012
Kindred Healthcare, Inc.	129,249	1,253,715
LHC Group, Inc.*	23,846	1,460,568
Magellan Health, Inc.*	35,961	3,472,035
Molina Healthcare, Inc. (x)*	64,893	4,975,995
National HealthCare Corp.	17,289	1,053,592
National Research Corp., Class A	14,852	553,980
Owens & Minor, Inc.	92,011	1,737,168
PetIQ, Inc. (x)*	8,162	178,258
Providence Service Corp. (The)*	17,114	1,015,545
R1 RCM, Inc.*	153,583	677,301
RadNet, Inc.*	55,147	556,985
Select Medical Holdings Corp.*	163,542	2,886,516
Surgery Partners, Inc. (x)*	27,457	332,230
Teladoc, Inc. (x)*	81,514	2,840,763
Tenet Healthcare Corp. (x)*	123,457	1,871,608
Tivity Health, Inc.*	55,468	2,027,355
Triple-S Management Corp., Class B*	35,789	889,357
US Physical Therapy, Inc.	18,155	1,310,791

		61,424,559

Health Care Technology (0.7%)
Allscripts Healthcare Solutions, Inc.*	266,326	3,875,043
Castlight Health, Inc., Class B*	94,654	354,953
Computer Programs & Systems, Inc. (x)	16,440	494,022
Cotiviti Holdings, Inc.*	55,598	1,790,812
Evolent Health, Inc., Class A (x)*	87,360	1,074,528
HealthStream, Inc.*	39,699	919,429
HMS Holdings Corp.*	127,096	2,154,277
Inovalon Holdings, Inc., Class A (x)*	94,044	1,410,660
Medidata Solutions, Inc.*	84,131	5,331,382
NantHealth, Inc. (x)*	24,128	73,590
Omnicell, Inc.*	55,726	2,702,711
Quality Systems, Inc.*	78,702	1,068,773
Simulations Plus, Inc.	15,731	253,269
Tabula Rasa HealthCare, Inc.*	13,695	384,145
Vocera Communications, Inc.*	42,251	1,276,825

		23,164,419

Life Sciences Tools & Services (0.5%)
Accelerate Diagnostics, Inc. (x)*	39,340	1,030,708
Cambrex Corp.*	47,481	2,279,088
Enzo Biochem, Inc.*	61,998	505,284
Fluidigm Corp.*	62,563	368,496
INC Research Holdings, Inc., Class A*	80,579	3,513,244
Luminex Corp.	61,118	1,204,025
Medpace Holdings, Inc.*	9,556	346,501
NanoString Technologies, Inc.*	32,283	241,154
NeoGenomics, Inc. (x)*	85,378	756,449

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA 2000 MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

	Number of Shares	Value (Note 1)

Pacific Biosciences of California, Inc. (x)*	151,972	$401,206
PRA Health Sciences, Inc.*	74,010	6,740,090

		17,386,245

Pharmaceuticals (2.0%)
Aclaris Therapeutics, Inc.*	34,225	843,989
Aerie Pharmaceuticals, Inc. (x)*	49,449	2,954,578
Akcea Therapeutics, Inc. (x)*	20,898	362,789
Amphastar Pharmaceuticals, Inc.*	55,580	1,069,359
ANI Pharmaceuticals, Inc.*	12,106	780,232
Aratana Therapeutics, Inc. (x)*	60,793	319,771
Assembly Biosciences, Inc.*	23,632	1,069,348
Catalent, Inc.*	198,438	8,151,833
Clearside Biomedical, Inc. (x)*	30,557	213,899
Collegium Pharmaceutical, Inc. (x)*	38,979	719,552
Corcept Therapeutics, Inc. (x)*	137,884	2,490,185
Corium International, Inc.*	39,137	376,107
Depomed, Inc.*	86,076	692,912
Dermira, Inc.*	57,653	1,603,330
Dova Pharmaceuticals, Inc. (x)*	5,882	169,402
Durect Corp.*	227,332	209,555
Horizon Pharma plc*	241,087	3,519,870
Impax Laboratories, Inc.*	110,164	1,834,231
Innoviva, Inc.*	115,709	1,641,911
Intersect ENT, Inc.*	39,488	1,279,411
Intra-Cellular Therapies, Inc.*	61,754	894,198
Kala Pharmaceuticals, Inc. (x)*	10,543	194,940
Lannett Co., Inc. (x)*	41,693	967,278
Medicines Co. (The) (x)*	101,200	2,766,808
Melinta Therapeutics, Inc.*	13,322	210,488
MyoKardia, Inc.*	28,446	1,197,577
Nektar Therapeutics (x)*	220,367	13,160,316
Neos Therapeutics, Inc.*	39,972	407,714
Ocular Therapeutix, Inc. (x)*	35,047	155,959
Omeros Corp. (x)*	68,089	1,322,969
Optinose, Inc. (x)*	5,864	110,830
Pacira Pharmaceuticals, Inc.*	59,583	2,719,964
Paratek Pharmaceuticals, Inc.*	35,608	637,383
Phibro Animal Health Corp., Class A	28,834	965,939
Prestige Brands Holdings, Inc.*	78,704	3,495,245
Reata Pharmaceuticals, Inc., Class A*	16,503	467,365
Revance Therapeutics, Inc.*	33,707	1,205,025
Sienna Biopharmaceuticals, Inc. (x)*	5,498	99,789
Sucampo Pharmaceuticals, Inc., Class A*	34,911	626,652
Supernus Pharmaceuticals, Inc.*	71,231	2,838,555
Teligent, Inc. (x)*	59,824	217,161
Tetraphase Pharmaceuticals, Inc.*	71,588	451,004
TherapeuticsMD, Inc. (x)*	251,585	1,519,573
Theravance Biopharma, Inc. (x)*	62,612	1,746,249
WaVe Life Sciences Ltd. (x)*	17,758	623,306
Zogenix, Inc.*	51,983	2,081,919

Zynerba Pharmaceuticals, Inc. (x)*	17,160	214,843

		71,601,313

Total Health Care		479,516,016

Industrials (13.7%)
Aerospace & Defense (1.2%)
AAR Corp.	48,873	1,920,220
Aerojet Rocketdyne Holdings, Inc.*	101,886	3,178,843
Aerovironment, Inc.*	31,495	1,768,759
Astronics Corp.*	32,431	1,344,914
Axon Enterprise, Inc. (x)*	78,706	2,085,709
Cubic Corp.	38,037	2,242,281
Curtiss-Wright Corp.	65,182	7,942,426
Ducommun, Inc.*	15,060	428,457
Engility Holdings, Inc.*	27,253	773,168
Esterline Technologies Corp.*	38,441	2,871,543
KeyW Holding Corp. (The) (x)*	72,192	423,767
KLX, Inc.*	76,497	5,220,920
Kratos Defense & Security Solutions, Inc.*	124,181	1,315,077
Mercury Systems, Inc.*	71,041	3,647,955
Moog, Inc., Class A*	46,223	4,014,468
National Presto Industries, Inc. (x)	7,730	768,749
Sparton Corp.*	16,197	373,503
Triumph Group, Inc.	74,074	2,014,813
Vectrus, Inc.*	16,304	502,978

		42,838,550

Air Freight & Logistics (0.3%)
Air Transport Services Group, Inc.*	85,985	1,989,693
Atlas Air Worldwide Holdings, Inc.*	34,953	2,049,993
Echo Global Logistics, Inc.*	38,057	1,065,596
Forward Air Corp.	45,179	2,595,082
Hub Group, Inc., Class A*	49,297	2,361,326
Park-Ohio Holdings Corp.	13,206	606,816
Radiant Logistics, Inc.*	53,320	245,272

		10,913,778

Airlines (0.3%)
Allegiant Travel Co.	18,335	2,837,341
Hawaiian Holdings, Inc.	76,820	3,061,277
SkyWest, Inc.	75,359	4,001,563

		9,900,181

Building Products (1.3%)
AAON, Inc.	62,627	2,298,411
Advanced Drainage Systems, Inc. (x)	53,092	1,266,244
American Woodmark Corp.*	20,720	2,698,780
Apogee Enterprises, Inc.	42,962	1,964,652
Armstrong Flooring, Inc.*	34,168	578,123
Builders FirstSource, Inc.*	161,159	3,511,655
Caesarstone Ltd.*	34,540	759,880
Continental Building Products, Inc.*	53,732	1,512,556
CSW Industrials, Inc.*	22,786	1,047,017

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA 2000 MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

	Number of Shares	Value (Note 1)

Gibraltar Industries, Inc.*	47,952	$1,582,416
Griffon Corp.	45,866	933,373
Insteel Industries, Inc.	26,984	764,187
JELD-WEN Holding, Inc.*	101,198	3,984,165
Masonite International Corp.*	41,708	3,092,648
NCI Building Systems, Inc.*	60,590	1,169,387
Patrick Industries, Inc.*	36,724	2,550,482
PGT Innovations, Inc.*	72,206	1,216,671
Ply Gem Holdings, Inc.*	34,041	629,759
Quanex Building Products Corp.	50,973	1,192,768
Simpson Manufacturing Co., Inc.	60,659	3,482,433
Trex Co., Inc.*	43,542	4,719,516
Universal Forest Products, Inc.	87,343	3,285,844

		44,240,967

Commercial Services & Supplies (2.1%)
ABM Industries, Inc.	84,076	3,171,347
ACCO Brands Corp.*	151,039	1,842,676
Advanced Disposal Services, Inc.*	63,975	1,531,562
Aqua Metals, Inc. (x)*	24,999	53,248
ARC Document Solutions, Inc.*	56,546	144,192
Brady Corp., Class A	69,769	2,644,245
Brink’s Co. (The)	68,281	5,373,714
Casella Waste Systems, Inc., Class A*	61,104	1,406,614
CECO Environmental Corp.	46,154	236,770
Covanta Holding Corp.	177,795	3,004,736
Deluxe Corp.	70,693	5,432,049
Ennis, Inc.	38,390	796,593
Essendant, Inc.	55,503	514,513
Healthcare Services Group, Inc.	105,536	5,563,857
Heritage-Crystal Clean, Inc.*	20,987	456,467
Herman Miller, Inc.	89,743	3,594,207
HNI Corp.	62,965	2,428,560
Hudson Technologies, Inc. (x)*	55,218	335,173
InnerWorkings, Inc.*	69,032	692,391
Interface, Inc.	84,343	2,121,226
Kimball International, Inc., Class B	53,977	1,007,751
Knoll, Inc.	72,615	1,673,050
LSC Communications, Inc.	50,835	770,150
Matthews International Corp., Class A	47,545	2,510,376
McGrath RentCorp	35,093	1,648,669
Mobile Mini, Inc.	62,817	2,167,187
MSA Safety, Inc.	50,392	3,906,387
Multi-Color Corp.	20,950	1,568,108
NL Industries, Inc.*	10,418	148,457
Quad/Graphics, Inc.	48,141	1,087,987
RR Donnelley & Sons Co.	110,347	1,026,227
SP Plus Corp.*	27,189	1,008,712
Steelcase, Inc., Class A	120,439	1,830,673
Team, Inc. (x)*	43,974	655,213
Tetra Tech, Inc.	81,353	3,917,146
UniFirst Corp.	22,918	3,779,178
US Ecology, Inc.	32,520	1,658,520
Viad Corp.	30,909	1,712,359
VSE Corp.	13,048	631,915

		74,052,205

Construction & Engineering (1.1%)
Aegion Corp.*	46,517	1,182,927
Ameresco, Inc., Class A*	27,670	237,962
Argan, Inc.	22,133	995,985
Chicago Bridge & Iron Co. NV (x)	152,512	2,461,544
Comfort Systems USA, Inc.	55,506	2,422,837
Dycom Industries, Inc.*	44,844	4,996,967
EMCOR Group, Inc.	86,746	7,091,486
Granite Construction, Inc.	58,475	3,709,069
Great Lakes Dredge & Dock Corp.*	84,231	454,847
HC2 Holdings, Inc.*	60,118	357,702
IES Holdings, Inc.*	14,551	251,005
KBR, Inc.	205,286	4,070,821
Layne Christensen Co.*	24,787	311,077
MasTec, Inc.*	98,701	4,831,414
MYR Group, Inc.*	24,051	859,342
Northwest Pipe Co. (x)*	13,294	254,447
NV5 Global, Inc.*	12,466	675,034
Orion Group Holdings, Inc.*	38,279	299,725
Primoris Services Corp.	59,522	1,618,403
Sterling Construction Co., Inc. (x)*	38,138	620,887
Tutor Perini Corp.*	56,043	1,420,690

		39,124,171

Electrical Equipment (0.6%)
Allied Motion Technologies, Inc.	10,287	340,397
Atkore International Group, Inc.*	49,776	1,067,695
AZZ, Inc.	39,096	1,997,806
Babcock & Wilcox Enterprises, Inc. (x)*	75,502	428,851
Encore Wire Corp.	28,401	1,381,709
Energous Corp. (x)*	28,223	548,937
EnerSys	64,035	4,458,756
Generac Holdings, Inc.*	89,987	4,456,156
General Cable Corp.	73,815	2,184,924
LSI Industries, Inc.	34,535	237,601
Plug Power, Inc. (x)*	337,687	796,941
Powell Industries, Inc.	13,890	397,949
Preformed Line Products Co.	4,838	343,740
Revolution Lighting Technologies, Inc. (x)*	17,669	58,131
Sunrun, Inc. (x)*	129,503	764,068
Thermon Group Holdings, Inc.*	47,495	1,124,207
TPI Composites, Inc.*	16,073	328,854
Vicor Corp.*	25,086	524,297
Vivint Solar, Inc. (x)*	39,018	158,023

		21,599,042

Industrial Conglomerates (0.1%)
Raven Industries, Inc.	53,858	1,850,022

Machinery (3.4%)
Actuant Corp., Class A	85,314	2,158,444
Alamo Group, Inc.	14,407	1,626,118
Albany International Corp., Class A	43,259	2,658,266

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA 2000 MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

	Number of Shares	Value (Note 1)

Altra Industrial Motion Corp.	43,380	$2,186,352
American Railcar Industries, Inc. (x)	11,101	462,246
Astec Industries, Inc.	32,133	1,879,781
Barnes Group, Inc.	75,756	4,793,082
Blue Bird Corp.*	10,069	200,373
Briggs & Stratton Corp.	63,575	1,612,898
Chart Industries, Inc.*	47,081	2,206,216
CIRCOR International, Inc.	25,474	1,240,074
Columbus McKinnon Corp.	31,808	1,271,684
Commercial Vehicle Group, Inc.*	37,282	398,545
DMC Global, Inc.	22,571	565,404
Douglas Dynamics, Inc.	33,534	1,267,585
Eastern Co. (The)	8,012	209,514
Energy Recovery, Inc. (x)*	57,735	505,181
EnPro Industries, Inc.	31,874	2,980,538
ESCO Technologies, Inc.	38,692	2,331,193
ExOne Co. (The) (x)*	17,967	150,923
Federal Signal Corp.	90,088	1,809,868
Franklin Electric Co., Inc.	67,079	3,078,926
FreightCar America, Inc.	20,172	344,538
Gencor Industries, Inc.*	11,016	182,315
Global Brass & Copper Holdings, Inc.	31,999	1,059,167
Gorman-Rupp Co. (The)	28,125	877,781
Graham Corp.	15,818	331,071
Greenbrier Cos., Inc. (The) (x)	41,627	2,218,719
Hardinge, Inc.	14,883	259,262
Harsco Corp.*	117,673	2,194,601
Hillenbrand, Inc.	92,743	4,145,612
Hurco Cos., Inc.	10,089	425,756
Hyster-Yale Materials Handling, Inc.	15,603	1,328,751
John Bean Technologies Corp.	46,372	5,138,018
Kadant, Inc.	16,720	1,678,688
Kennametal, Inc.	118,758	5,749,075
LB Foster Co., Class A*	11,592	314,723
Lindsay Corp. (x)	14,488	1,277,842
Lydall, Inc.*	25,202	1,279,002
Manitowoc Co., Inc. (The)*	46,696	1,837,021
Meritor, Inc.*	122,794	2,880,747
Milacron Holdings Corp.*	79,186	1,515,620
Miller Industries, Inc.	15,282	394,276
Mueller Industries, Inc.	82,087	2,908,342
Mueller Water Products, Inc., Class A	233,336	2,923,700
Navistar International Corp.*	73,352	3,145,334
NN, Inc.	41,117	1,134,829
Omega Flex, Inc.	4,531	323,559
Proto Labs, Inc.*	37,255	3,837,265
RBC Bearings, Inc.*	35,093	4,435,755
REV Group, Inc.	35,142	1,143,169
Rexnord Corp.*	150,808	3,924,024
Spartan Motors, Inc.	51,074	804,416
SPX Corp.*	61,353	1,925,871
SPX FLOW, Inc.*	58,286	2,771,499
Standex International Corp.	19,257	1,961,325
Sun Hydraulics Corp.	35,999	2,328,775
Tennant Co.	26,463	1,922,537
Titan International, Inc.	75,363	970,675
TriMas Corp.*	68,888	1,842,754

Twin Disc, Inc.*	11,797	313,446
Wabash National Corp. (x)	83,631	1,814,793
Watts Water Technologies, Inc., Class A	39,918	3,031,772
Woodward, Inc.	77,834	5,957,413

		120,447,049

Marine (0.1%)
Costamare, Inc.	69,885	403,236
Eagle Bulk Shipping, Inc.*	54,801	245,508
Genco Shipping & Trading Ltd.*	10,164	135,384
Matson, Inc.	61,049	1,821,703
Navios Maritime Holdings, Inc.*	127,248	152,698
Safe Bulkers, Inc.*	69,697	225,121
Scorpio Bulkers, Inc.	90,007	666,052

		3,649,702

Professional Services (1.1%)
Acacia Research Corp.*	70,128	284,018
Barrett Business Services, Inc.	11,017	710,486
BG Staffing, Inc.	10,164	162,014
CBIZ, Inc.*	79,821	1,233,234
Cogint, Inc. (x)*	32,588	143,387
CRA International, Inc.	12,933	581,338
Exponent, Inc.	37,367	2,656,794
Forrester Research, Inc.	16,260	718,692
Franklin Covey Co.*	14,199	294,629
FTI Consulting, Inc.*	56,201	2,414,395
GP Strategies Corp.*	18,537	430,058
Heidrick & Struggles International, Inc.	28,804	707,138
Hill International, Inc.*	48,692	265,371
Huron Consulting Group, Inc.*	33,158	1,341,241
ICF International, Inc.*	27,318	1,434,195
Insperity, Inc.	54,550	3,128,443
Kelly Services, Inc., Class A	46,074	1,256,438
Kforce, Inc.	34,405	868,726
Korn/Ferry International	77,575	3,210,055
Mistras Group, Inc.*	25,187	591,139
Navigant Consulting, Inc.*	65,200	1,265,532
On Assignment, Inc.*	73,731	4,738,692
Resources Connection, Inc.	46,132	712,739
RPX Corp.	69,982	940,558
TriNet Group, Inc.*	60,689	2,690,950
TrueBlue, Inc.*	60,728	1,670,020
WageWorks, Inc.*	58,720	3,640,641
Willdan Group, Inc.*	11,678	279,571

		38,370,494

Road & Rail (0.8%)
ArcBest Corp.	37,978	1,357,714
Avis Budget Group, Inc.*	107,382	4,711,922
Covenant Transportation Group, Inc., Class A*	17,450	501,339
Daseke, Inc. (x)*	36,555	522,371
Heartland Express, Inc.	71,217	1,662,205
Hertz Global Holdings, Inc. (x)*	82,580	1,825,018
Knight-Swift Transportation Holdings, Inc.	187,054	8,178,000

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA 2000 MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

	Number of Shares	Value (Note 1)

Marten Transport Ltd.	58,623	$1,190,047
Roadrunner Transportation Systems, Inc.*	44,534	343,357
Saia, Inc.*	38,539	2,726,634
Schneider National, Inc., Class B	58,345	1,666,333
Universal Logistics Holdings, Inc.	14,540	345,325
Werner Enterprises, Inc.	71,880	2,778,162
YRC Worldwide, Inc.*	50,107	720,539

		28,528,966

Trading Companies & Distributors (1.3%)
Aircastle Ltd.	66,772	1,561,797
Applied Industrial Technologies, Inc.	55,496	3,779,278
Beacon Roofing Supply, Inc.*	100,203	6,388,942
BMC Stock Holdings, Inc.*	99,027	2,505,383
CAI International, Inc.*	24,028	680,473
DXP Enterprises, Inc.*	24,625	728,161
EnviroStar, Inc. (x)	5,152	206,080
Foundation Building Materials, Inc.*	19,375	286,556
GATX Corp.	56,492	3,511,543
GMS, Inc.*	39,314	1,479,779
H&E Equipment Services, Inc.	45,904	1,865,998
Herc Holdings, Inc.*	36,635	2,293,717
Huttig Building Products, Inc. (x)*	35,392	235,357
Kaman Corp.	40,980	2,411,263
Lawson Products, Inc.*	10,706	264,974
MRC Global, Inc.*	135,392	2,290,833
Nexeo Solutions, Inc.*	37,834	344,289
NOW, Inc. (x)*	161,377	1,779,988
Rush Enterprises, Inc., Class A*	45,251	2,299,203
Rush Enterprises, Inc., Class B*	9,062	436,879
SiteOne Landscape Supply, Inc.*	50,228	3,852,488
Textainer Group Holdings Ltd.*	41,937	901,646
Titan Machinery, Inc.*	27,733	587,108
Triton International Ltd.*	69,312	2,595,734
Veritiv Corp.*	17,334	500,953
Willis Lease Finance Corp.*	6,061	151,343

		43,939,765

Transportation Infrastructure (0.0%)
Wesco Aircraft Holdings, Inc.*	87,632	648,477

Total Industrials		480,103,369

Information Technology (14.8%)
Communications Equipment (1.4%)
Acacia Communications, Inc. (x)*	28,054	1,016,396
ADTRAN, Inc.	72,406	1,401,056
Aerohive Networks, Inc.*	50,768	295,977
Applied Optoelectronics, Inc. (x)*	27,832	1,052,606
CalAmp Corp.*	53,100	1,137,933
Calix, Inc.*	68,760	409,122
Ciena Corp.*	209,099	4,376,442

Clearfield, Inc.*	16,760	205,310
Comtech Telecommunications Corp.	35,115	776,744
Digi International, Inc.*	40,250	384,388
EMCORE Corp.*	39,176	252,685
Extreme Networks, Inc.*	165,414	2,070,983
Finisar Corp. (x)*	169,076	3,440,697
Harmonic, Inc.*	120,802	507,368
Infinera Corp.*	218,788	1,384,928
InterDigital, Inc.	50,555	3,849,763
KVH Industries, Inc.*	26,580	275,103
Lumentum Holdings, Inc. (x)*	92,384	4,517,578
NETGEAR, Inc.*	45,681	2,683,759
NetScout Systems, Inc.*	123,387	3,757,134
Oclaro, Inc. (x)*	250,982	1,691,619
Plantronics, Inc.	48,078	2,422,170
Quantenna Communications, Inc. (x)*	31,629	385,874
Ribbon Communications, Inc.*	75,234	581,559
Ubiquiti Networks, Inc. (x)*	33,413	2,372,991
ViaSat, Inc. (x)*	79,289	5,934,782
Viavi Solutions, Inc.*	334,208	2,920,978

		50,105,945

Electronic Equipment, Instruments & Components (2.5%)
Akoustis Technologies, Inc. (x)*	12,338	76,866
Anixter International, Inc.*	42,815	3,253,940
AVX Corp.	67,995	1,176,314
Badger Meter, Inc.	41,786	1,997,371
Bel Fuse, Inc., Class B	13,809	347,642
Belden, Inc.	62,331	4,810,083
Benchmark Electronics, Inc.*	71,717	2,086,965
Control4 Corp.*	37,011	1,101,447
CTS Corp.	48,071	1,237,828
Daktronics, Inc.	58,344	532,681
Electro Scientific Industries, Inc.*	46,222	990,537
ePlus, Inc.*	19,885	1,495,352
Fabrinet*	55,094	1,581,198
FARO Technologies, Inc.*	24,599	1,156,153
Fitbit, Inc., Class A*	284,528	1,624,655
II-VI, Inc.*	89,958	4,223,528
Insight Enterprises, Inc.*	54,085	2,070,915
Iteris, Inc.*	34,075	237,503
Itron, Inc.*	50,022	3,411,500
KEMET Corp.*	81,365	1,225,357
Kimball Electronics, Inc.*	39,901	728,193
Knowles Corp.*	133,521	1,957,418
Littelfuse, Inc.	33,343	6,595,911
Maxwell Technologies, Inc. (x)*	53,698	309,300
Mesa Laboratories, Inc.	4,836	601,115
Methode Electronics, Inc.	51,644	2,070,924
MicroVision, Inc. (x)*	99,859	162,770
MTS Systems Corp.	25,187	1,352,542
Napco Security Technologies, Inc.*	16,633	145,539
Novanta, Inc.*	48,072	2,403,600
OSI Systems, Inc.*	26,700	1,718,946
Park Electrochemical Corp.	27,413	538,665
PC Connection, Inc.	16,489	432,177
PCM, Inc.*	14,922	147,728

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA 2000 MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

	Number of Shares	Value (Note 1)

Plexus Corp.*	48,080	$2,919,418
Radisys Corp.*	50,425	50,677
Rogers Corp.*	26,630	4,311,930
Sanmina Corp.*	104,907	3,461,931
ScanSource, Inc.*	37,202	1,331,832
SYNNEX Corp.	43,072	5,855,638
Systemax, Inc.	17,666	587,748
Tech Data Corp.*	52,322	5,125,986
TTM Technologies, Inc.*	139,999	2,193,784
VeriFone Systems, Inc.*	168,541	2,984,861
Vishay Intertechnology, Inc.	195,397	4,054,488
Vishay Precision Group, Inc.*	14,307	359,821

		87,040,777

Internet Software & Services (2.9%)
2U, Inc. (x)*	70,980	4,578,920
Alarm.com Holdings, Inc.*	30,746	1,160,662
Alteryx, Inc., Class A*	34,105	861,833
Amber Road, Inc.*	28,748	211,010
Appfolio, Inc., Class A*	12,686	526,469
Apptio, Inc., Class A*	32,532	765,153
Bazaarvoice, Inc.*	130,974	713,808
Benefitfocus, Inc. (x)*	23,966	647,082
Blucora, Inc.*	67,036	1,481,496
Box, Inc., Class A*	119,075	2,514,864
Brightcove, Inc.*	53,064	376,754
Carbonite, Inc.*	37,875	950,663
Care.com, Inc.*	20,284	365,923
Cars.com, Inc. (x)*	105,816	3,051,733
ChannelAdvisor Corp.*	38,988	350,892
Cimpress NV (x)*	36,812	4,413,023
Cloudera, Inc.*	142,765	2,358,478
CommerceHub, Inc., Series A (x)*	20,873	458,997
CommerceHub, Inc., Series C*	43,326	892,082
Cornerstone OnDemand, Inc.*	78,887	2,787,078
Coupa Software, Inc.*	45,044	1,406,274
DHI Group, Inc.*	72,867	138,447
Endurance International Group Holdings, Inc.*	88,268	741,451
Envestnet, Inc.*	65,538	3,267,069
Etsy, Inc.*	179,842	3,677,769
Five9, Inc.*	78,944	1,964,127
Gogo, Inc. (x)*	87,758	989,910
GrubHub, Inc. (x)*	128,533	9,228,668
GTT Communications, Inc. (x)*	46,948	2,204,209
Hortonworks, Inc.*	72,459	1,457,150
Instructure, Inc.*	32,087	1,062,080
Internap Corp.*	29,704	466,650
j2 Global, Inc.	68,775	5,160,188
Leaf Group Ltd.*	16,073	159,123
Limelight Networks, Inc.*	114,264	503,904
Liquidity Services, Inc.*	40,657	197,186
LivePerson, Inc.*	80,350	924,025
Meet Group, Inc. (The)*	101,847	287,209
MINDBODY, Inc., Class A*	64,762	1,972,003
MuleSoft, Inc., Class A (x)*	34,198	795,445
New Relic, Inc.*	44,464	2,568,685
NIC, Inc.	97,410	1,617,006
Nutanix, Inc., Class A (x)*	159,252	5,618,411
Okta, Inc.*	27,814	712,317
Ominto, Inc. (x)*	20,864	70,729

Q2 Holdings, Inc.*	47,448	1,748,459
QuinStreet, Inc.*	59,912	502,063
Quotient Technology, Inc.*	111,154	1,306,060
Reis, Inc., CVR	13,667	282,224
SendGrid, Inc.*	10,250	245,693
Shutterstock, Inc.*	28,202	1,213,532
SPS Commerce, Inc.*	25,490	1,238,559
Stamps.com, Inc. (x)*	24,266	4,562,008
TechTarget, Inc.*	31,272	435,306
Tintri, Inc. (x)*	21,823	111,297
Trade Desk, Inc. (The), Class A (x)*	35,054	1,603,019
TrueCar, Inc. (x)*	101,454	1,136,285
Tucows, Inc., Class A (x)*	13,600	952,680
Twilio, Inc., Class A (x)*	94,228	2,223,781
Veritone, Inc. (x)*	4,229	98,113
Web.com Group, Inc.*	58,351	1,272,052
XO Group, Inc.*	38,424	709,307
Yelp, Inc.*	117,766	4,941,461
Yext, Inc. (x)*	30,892	371,631

		101,610,485

IT Services (1.6%)
Acxiom Corp.*	119,495	3,293,282
Blackhawk Network Holdings, Inc.*	80,695	2,876,777
CACI International, Inc., Class A*	35,902	4,751,630
Cardtronics plc, Class A*	70,033	1,297,011
Cass Information Systems, Inc.	18,844	1,096,909
Convergys Corp.	135,155	3,176,143
CSG Systems International, Inc.	48,118	2,108,531
EPAM Systems, Inc.*	73,363	7,881,388
Everi Holdings, Inc.*	96,111	724,677
EVERTEC, Inc.	93,387	1,274,733
ExlService Holdings, Inc.*	47,417	2,861,616
Hackett Group, Inc. (The)	36,572	574,546
Information Services Group, Inc.*	58,102	242,285
ManTech International Corp., Class A	38,879	1,951,337
MAXIMUS, Inc.	95,066	6,804,824
MoneyGram International, Inc.*	43,712	576,124
Perficient, Inc.*	53,113	1,012,865
Presidio, Inc.*	28,736	550,869
Science Applications International Corp.	64,291	4,922,762
ServiceSource International, Inc.*	112,615	347,980
StarTek, Inc.*	15,873	158,254
Sykes Enterprises, Inc.*	59,520	1,871,904
Syntel, Inc.*	48,067	1,105,060
TeleTech Holdings, Inc.	21,676	872,459
Travelport Worldwide Ltd.	188,176	2,459,460
Unisys Corp. (x)*	74,867	610,166
Virtusa Corp.*	40,842	1,800,315

		57,203,907

Semiconductors & Semiconductor Equipment (2.8%)
Advanced Energy Industries, Inc.*	59,007	3,981,792
Alpha & Omega Semiconductor Ltd.*	27,735	453,745

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA 2000 MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

	Number of Shares	Value (Note 1)

Ambarella, Inc. (x)*	47,694	$2,802,023
Amkor Technology, Inc.*	152,287	1,530,484
Aquantia Corp. (x)*	8,532	96,668
Axcelis Technologies, Inc.*	45,506	1,306,022
AXT, Inc.*	55,535	483,155
Brooks Automation, Inc.	103,886	2,477,681
Cabot Microelectronics Corp.	35,909	3,378,319
CEVA, Inc.*	32,807	1,514,043
Cirrus Logic, Inc.*	95,812	4,968,810
Cohu, Inc.	41,754	916,500
Cree, Inc.*	144,725	5,375,087
CyberOptics Corp. (x)*	10,229	153,435
Diodes, Inc.*	56,648	1,624,098
DSP Group, Inc.*	34,516	431,450
Entegris, Inc.	211,189	6,430,705
FormFactor, Inc.*	108,886	1,704,066
GSI Technology, Inc.*	20,568	163,721
Ichor Holdings Ltd. (x)*	27,858	685,307
Impinj, Inc. (x)*	27,270	614,393
Inphi Corp. (x)*	63,926	2,339,692
Integrated Device Technology, Inc.*	198,969	5,915,348
IXYS Corp.*	40,421	968,083
Kopin Corp. (x)*	87,727	280,726
Lattice Semiconductor Corp.*	182,598	1,055,416
MACOM Technology Solutions Holdings, Inc. (x)*	61,459	1,999,876
MaxLinear, Inc.*	91,470	2,416,637
MKS Instruments, Inc.	80,286	7,587,026
Monolithic Power Systems, Inc.	59,307	6,663,735
Nanometrics, Inc.*	37,380	931,510
NeoPhotonics Corp. (x)*	46,770	307,747
NVE Corp.	7,047	606,042
PDF Solutions, Inc. (x)*	41,938	658,427
Photronics, Inc.*	103,562	882,866
Pixelworks, Inc.*	42,809	270,981
Power Integrations, Inc.	43,294	3,184,274
Rambus, Inc.*	156,532	2,225,885
Rudolph Technologies, Inc.*	47,718	1,140,460
Semtech Corp.*	94,317	3,225,641
Sigma Designs, Inc.*	58,211	404,566
Silicon Laboratories, Inc.*	62,237	5,495,527
SMART Global Holdings, Inc.*	8,843	298,009
SunPower Corp. (x)*	89,363	753,330
Synaptics, Inc. (x)*	52,281	2,088,103
Ultra Clean Holdings, Inc.*	50,618	1,168,770
Veeco Instruments, Inc.*	71,390	1,060,142
Xcerra Corp.*	81,117	794,135
Xperi Corp.	73,762	1,799,793

		97,614,251

Software (3.2%)
8x8, Inc.*	133,798	1,886,552
A10 Networks, Inc.*	73,956	570,940
ACI Worldwide, Inc.*	171,041	3,877,499
Agilysys, Inc.*	25,274	310,365
American Software, Inc., Class A	38,051	442,533
Aspen Technology, Inc.*	108,541	7,185,413
Barracuda Networks, Inc.*	38,153	1,049,208
Blackbaud, Inc.	71,013	6,710,018
Blackline, Inc.*	21,786	714,581

Bottomline Technologies de, Inc.*	59,519	2,064,119
BroadSoft, Inc. (x)*	46,615	2,559,164
Callidus Software, Inc.*	97,709	2,799,363
CommVault Systems, Inc.*	59,285	3,112,463
Digimarc Corp. (x)*	15,589	563,542
Ebix, Inc.	36,497	2,892,387
Ellie Mae, Inc. (x)*	50,241	4,491,545
Everbridge, Inc.*	25,511	758,187
Fair Isaac Corp.	44,412	6,803,918
ForeScout Technologies, Inc. (x)*	6,239	198,962
Glu Mobile, Inc.*	162,609	591,897
HubSpot, Inc.*	51,017	4,509,903
Imperva, Inc.*	50,761	2,015,212
Majesco*	11,912	63,967
MicroStrategy, Inc., Class A*	14,401	1,890,851
Mitek Systems, Inc.*	49,503	443,052
MobileIron, Inc.*	82,385	321,302
Model N, Inc.*	36,983	582,482
Monotype Imaging Holdings, Inc.	62,736	1,511,938
Park City Group, Inc. (x)*	22,715	216,928
Paycom Software, Inc. (x)*	73,508	5,904,898
Paylocity Holding Corp.*	39,402	1,858,198
Pegasystems, Inc.	54,087	2,550,202
Progress Software Corp.	72,311	3,078,279
Proofpoint, Inc.*	65,155	5,786,416
PROS Holdings, Inc.*	39,908	1,055,567
QAD, Inc., Class A	13,764	534,731
QAD, Inc., Class B	249	7,592
Qualys, Inc.*	47,623	2,826,425
Rapid7, Inc.*	31,920	595,627
RealNetworks, Inc.*	29,930	102,361
RealPage, Inc.*	88,980	3,941,814
RingCentral, Inc., Class A*	96,689	4,679,748
Rosetta Stone, Inc.*	26,447	329,794
Rubicon Project, Inc. (The)*	66,259	123,904
SecureWorks Corp., Class A*	14,823	131,480
Silver Spring Networks, Inc.*	63,256	1,027,277
Synchronoss Technologies, Inc.*	62,358	557,481
Telenav, Inc.*	46,275	254,513
TiVo Corp.	177,128	2,763,197
Upland Software, Inc.*	10,965	237,502
Varonis Systems, Inc.*	28,971	1,406,542
VASCO Data Security International, Inc.*	44,297	615,728
Verint Systems, Inc.*	94,727	3,964,325
VirnetX Holding Corp. (x)*	77,376	286,291
Workiva, Inc.*	37,593	804,490
Zendesk, Inc.*	147,295	4,984,463
Zix Corp.*	76,929	336,949

		111,884,085

Technology Hardware, Storage & Peripherals (0.4%)
3D Systems Corp. (x)*	165,833	1,432,797
Avid Technology, Inc.*	51,438	277,251
CPI Card Group, Inc. (x)	7,082	25,991
Cray, Inc.*	59,179	1,432,132
Diebold Nixdorf, Inc.	114,389	1,870,260
Eastman Kodak Co.*	24,214	75,063
Electronics For Imaging, Inc.*	70,235	2,074,040

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA 2000 MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

	Number of Shares	Value (Note 1)

Immersion Corp. (x)*	47,035	$332,067
Intevac, Inc.*	28,675	196,424
Pure Storage, Inc., Class A*	146,289	2,320,143
Quantum Corp. (x)*	41,389	233,020
Stratasys Ltd. (x)*	75,626	1,509,495
Super Micro Computer, Inc.*	59,214	1,239,053
USA Technologies, Inc.*	72,437	706,261

		13,723,997

Total Information Technology		519,183,447

Materials (4.1%)
Chemicals (2.0%)
A Schulman, Inc.	43,341	1,614,452
Advanced Emissions Solutions, Inc. (x)	6,374	61,573
AdvanSix, Inc.*	45,152	1,899,545
AgroFresh Solutions, Inc.*	29,258	216,509
American Vanguard Corp.	42,666	838,387
Balchem Corp.	46,095	3,715,257
Calgon Carbon Corp.	76,314	1,625,488
Chase Corp.	10,921	1,315,981
Codexis, Inc.*	58,817	491,122
Core Molding Technologies, Inc.	10,536	228,631
Ferro Corp.*	126,015	2,972,694
Flotek Industries, Inc. (x)*	86,180	401,599
FutureFuel Corp.	39,460	555,991
GCP Applied Technologies, Inc.*	105,654	3,370,363
Hawkins, Inc.	14,456	508,851
HB Fuller Co.	72,051	3,881,387
Ingevity Corp.*	62,732	4,420,724
Innophos Holdings, Inc.	29,589	1,382,694
Innospec, Inc.	36,188	2,554,873
Intrepid Potash, Inc.*	138,315	658,379
KMG Chemicals, Inc.	18,461	1,219,903
Koppers Holdings, Inc.*	31,579	1,607,371
Kraton Corp.*	45,718	2,202,236
Kronos Worldwide, Inc.	34,768	895,971
LSB Industries, Inc. (x)*	32,279	282,764
Minerals Technologies, Inc.	53,301	3,669,774
OMNOVA Solutions, Inc.*	65,164	651,640
PolyOne Corp.	119,542	5,200,078
PQ Group Holdings, Inc.*	36,728	604,176
Quaker Chemical Corp.	19,833	2,990,618
Rayonier Advanced Materials, Inc. (x)	62,026	1,268,432
Sensient Technologies Corp.	64,289	4,702,740
Stepan Co.	30,307	2,393,344
Trecora Resources*	32,064	432,864
Tredegar Corp.	38,058	730,714
Trinseo SA	65,535	4,757,841
Tronox Ltd., Class A	132,995	2,727,727
Valhi, Inc.	38,926	240,173

		69,292,866

Construction Materials (0.2%)
Forterra, Inc. (x)*	30,385	337,274
Summit Materials, Inc., Class A*	164,783	5,180,780

United States Lime & Minerals, Inc.	3,143	242,325
US Concrete, Inc. (x)*	23,210	1,941,517

		7,701,896

Containers & Packaging (0.1%)
Greif, Inc., Class A	36,000	2,180,879
Greif, Inc., Class B	8,783	609,101
Myers Industries, Inc.	35,487	691,997
UFP Technologies, Inc.*	10,667	296,543

		3,778,520

Metals & Mining (1.2%)
AK Steel Holding Corp. (x)*	464,363	2,628,295
Allegheny Technologies, Inc. (x)*	188,543	4,551,427
Ampco-Pittsburgh Corp.	10,985	136,214
Carpenter Technology Corp.	67,879	3,461,149
Century Aluminum Co.*	75,084	1,474,650
Cleveland-Cliffs, Inc. (x)*	438,642	3,162,609
Coeur Mining, Inc.*	275,291	2,064,683
Commercial Metals Co.	167,125	3,563,104
Compass Minerals International, Inc. (x)	51,220	3,700,644
Gold Resource Corp.	86,099	378,836
Haynes International, Inc.	19,474	624,142
Hecla Mining Co.	594,912	2,361,801
Kaiser Aluminum Corp.	24,119	2,577,115
Klondex Mines Ltd. (x)*	262,345	684,720
Materion Corp.	30,436	1,479,190
Olympic Steel, Inc.	14,860	319,341
Ramaco Resources, Inc. (x)*	8,337	57,359
Ryerson Holding Corp.*	27,264	283,546
Schnitzer Steel Industries, Inc., Class A	40,513	1,357,186
SunCoke Energy, Inc.*	98,732	1,183,797
TimkenSteel Corp.*	61,277	930,798
Warrior Met Coal, Inc. (x)	47,121	1,185,093
Worthington Industries, Inc.	65,443	2,883,419

		41,049,118

Paper & Forest Products (0.6%)
Boise Cascade Co.	58,738	2,343,646
Clearwater Paper Corp.*	25,137	1,141,220
Deltic Timber Corp.	16,565	1,516,526
KapStone Paper and Packaging Corp.	131,482	2,983,327
Louisiana-Pacific Corp.*	216,061	5,673,762
Neenah Paper, Inc.	25,005	2,266,703
PH Glatfelter Co.	65,760	1,409,894
Schweitzer-Mauduit International, Inc.	46,419	2,105,566
Verso Corp., Class A*	51,841	910,846

		20,351,490

Total Materials		142,173,890

Real Estate (6.0%)
Equity Real Estate Investment Trusts (REITs) (5.6%)
Acadia Realty Trust (REIT)	125,087	3,422,380
Agree Realty Corp. (REIT)	39,891	2,051,993
Alexander & Baldwin, Inc. (REIT)	71,105	1,972,453

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA 2000 MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

	Number of Shares	Value (Note 1)

Alexander’s, Inc. (REIT)	3,321	$1,314,618
Altisource Residential Corp. (REIT)	78,374	929,516
American Assets Trust, Inc. (REIT)	61,532	2,352,984
Armada Hoffler Properties, Inc. (REIT)	69,620	1,081,199
Ashford Hospitality Prime, Inc. (REIT)	36,733	357,412
Ashford Hospitality Trust, Inc. (REIT)	119,015	800,971
Bluerock Residential Growth REIT, Inc. (REIT)	38,695	391,206
CareTrust REIT, Inc. (REIT)	110,099	1,845,259
CatchMark Timber Trust, Inc. (REIT), Class A	57,370	753,268
CBL & Associates Properties, Inc. (REIT) (x)	252,717	1,430,378
Cedar Realty Trust, Inc. (REIT)	133,406	811,108
Chatham Lodging Trust (REIT)	60,973	1,387,745
Chesapeake Lodging Trust (REIT)	90,399	2,448,909
City Office REIT, Inc. (REIT)	46,760	608,348
Clipper Realty, Inc. (REIT) (x)	22,174	221,518
Community Healthcare Trust, Inc. (REIT)	23,429	658,355
CorEnergy Infrastructure Trust, Inc. (REIT) (x)	19,673	751,509
Cousins Properties, Inc. (REIT)	620,619	5,740,726
DiamondRock Hospitality Co. (REIT)	291,061	3,286,079
Easterly Government Properties, Inc. (REIT)	57,686	1,231,019
EastGroup Properties, Inc. (REIT)	50,715	4,482,192
Education Realty Trust, Inc. (REIT)	109,633	3,828,384
Farmland Partners, Inc. (REIT) (x)	50,316	436,743
First Industrial Realty Trust, Inc. (REIT)	177,209	5,576,767
Four Corners Property Trust, Inc. (REIT)	93,238	2,396,217
Franklin Street Properties Corp. (REIT)	164,080	1,762,219
GEO Group, Inc. (The) (REIT)	181,833	4,291,259
Getty Realty Corp. (REIT)	43,067	1,169,700
Gladstone Commercial Corp. (REIT)	39,614	834,271
Global Medical REIT, Inc. (REIT) (x)	22,630	185,566
Global Net Lease, Inc. (REIT)	103,947	2,139,229
Government Properties Income Trust (REIT)	105,198	1,950,371
Gramercy Property Trust (REIT)	237,546	6,332,976
Healthcare Realty Trust, Inc. (REIT)	180,933	5,811,568
Hersha Hospitality Trust (REIT)	62,023	1,079,200

Independence Realty Trust, Inc. (REIT)	112,344	1,133,551
InfraREIT, Inc. (REIT)	66,904	1,243,076
Investors Real Estate Trust (REIT)	185,766	1,055,151
iStar, Inc. (REIT)*	109,188	1,233,824
Jernigan Capital, Inc. (REIT)	19,886	378,033
Kite Realty Group Trust (REIT)	125,042	2,450,823
LaSalle Hotel Properties (REIT)	167,374	4,698,188
Lexington Realty Trust (REIT)	333,239	3,215,756
LTC Properties, Inc. (REIT)	60,326	2,627,197
Mack-Cali Realty Corp. (REIT)	137,769	2,970,300
MedEquities Realty Trust, Inc. (REIT)	44,199	495,913
Monmouth Real Estate Investment Corp. (REIT)	107,343	1,910,705
National Health Investors, Inc. (REIT)	59,092	4,454,355
National Storage Affiliates Trust (REIT)	68,392	1,864,366
New Senior Investment Group, Inc. (REIT)	114,781	867,744
NexPoint Residential Trust, Inc. (REIT)	26,206	732,196
NorthStar Realty Europe Corp. (REIT)	85,946	1,154,255
One Liberty Properties, Inc. (REIT)	22,738	589,369
Pebblebrook Hotel Trust (REIT) (x)	100,826	3,747,702
Pennsylvania REIT (REIT) (x)	103,290	1,228,118
Physicians Realty Trust (REIT)	269,104	4,841,181
Potlatch Corp. (REIT)	61,834	3,085,517
Preferred Apartment Communities, Inc. (REIT), Class A	51,415	1,041,154
PS Business Parks, Inc. (REIT)	29,388	3,676,145
QTS Realty Trust, Inc. (REIT), Class A	73,321	3,971,065
Quality Care Properties, Inc. (REIT)*	143,100	1,976,211
RAIT Financial Trust (REIT)	119,671	44,877
Ramco-Gershenson Properties Trust (REIT)	118,008	1,738,258
Retail Opportunity Investments Corp. (REIT)	165,134	3,294,423
Rexford Industrial Realty, Inc. (REIT)	110,268	3,215,415
RLJ Lodging Trust (REIT)	249,815	5,488,436
Ryman Hospitality Properties, Inc. (REIT)	65,081	4,491,891
Sabra Health Care REIT, Inc. (REIT)	262,620	4,929,377
Safety Income and Growth, Inc. (REIT)	13,379	235,470
Saul Centers, Inc. (REIT)	17,205	1,062,409
Select Income REIT (REIT)	98,377	2,472,214
Seritage Growth Properties (REIT), Class A (x)	37,971	1,536,307

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA 2000 MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

	Number of Shares	Value (Note 1)

STAG Industrial, Inc. (REIT)	136,588	$3,732,950
Summit Hotel Properties, Inc. (REIT)	156,243	2,379,581
Sunstone Hotel Investors, Inc. (REIT)	336,054	5,554,973
Terreno Realty Corp. (REIT)	77,250	2,708,385
Tier REIT, Inc. (REIT)	74,071	1,510,308
UMH Properties, Inc. (REIT)	43,165	643,159
Universal Health Realty Income Trust (REIT)	18,427	1,384,052
Urban Edge Properties (REIT)	148,772	3,792,198
Urstadt Biddle Properties, Inc. (REIT), Class A	44,712	972,039
Washington Prime Group, Inc. (REIT)	286,644	2,040,905
Washington REIT (REIT)	117,660	3,661,579
Whitestone REIT (REIT) (x)	57,056	822,177
Xenia Hotels & Resorts, Inc. (REIT)	158,238	3,416,358

		195,895,251

Real Estate Management & Development (0.4%)
Altisource Portfolio Solutions SA (x)*	17,496	489,888
Consolidated-Tomoka Land Co.	6,137	389,700
Forestar Group, Inc. (x)*	12,779	281,138
FRP Holdings, Inc.*	10,015	443,164
Griffin Industrial Realty, Inc.	1,853	68,005
HFF, Inc., Class A	55,955	2,721,650
Kennedy-Wilson Holdings, Inc.	181,697	3,152,442
Marcus & Millichap, Inc.*	25,309	825,326
Maui Land & Pineapple Co., Inc.*	10,163	175,820
RE/MAX Holdings, Inc., Class A	27,363	1,327,106
Redfin Corp. (x)*	13,335	417,652
RMR Group, Inc. (The), Class A	10,745	637,179
St Joe Co. (The)*	63,258	1,141,807
Stratus Properties, Inc.	8,353	248,084
Tejon Ranch Co.*	27,750	576,090
Transcontinental Realty Investors, Inc. (x)*	2,233	69,938
Trinity Place Holdings, Inc.*	24,925	173,229

		13,138,218

Total Real Estate		209,033,469

Telecommunication Services (0.7%)
Diversified Telecommunication Services (0.6%)
ATN International, Inc.	16,039	886,315
Cincinnati Bell, Inc.*	64,027	1,334,963
Cogent Communications Holdings, Inc. (x)	62,872	2,848,101
Consolidated Communications Holdings, Inc. (x)	98,988	1,206,664
Frontier Communications Corp. (x)	118,837	803,338
General Communication, Inc., Class A*	40,442	1,578,047
Globalstar, Inc. (x)*	820,893	1,075,370

Hawaiian Telcom Holdco, Inc.*	9,710	299,651
IDT Corp., Class B*	27,488	291,373
Intelsat SA*	59,152	200,525
Iridium Communications, Inc. (x)*	126,941	1,497,904
Ooma, Inc.*	24,744	295,691
ORBCOMM, Inc.*	100,252	1,020,565
pdvWireless, Inc.*	15,025	482,303
Straight Path Communications, Inc., Class B*	14,743	2,680,130
Vonage Holdings Corp.*	303,322	3,084,784
Windstream Holdings, Inc. (x)	286,723	530,438

		20,116,162

Wireless Telecommunication Services (0.1%)
Boingo Wireless, Inc.*	54,781	1,232,573
Shenandoah Telecommunications Co.	70,653	2,388,071
Spok Holdings, Inc.	31,891	499,094

		4,119,738

Total Telecommunication Services		24,235,900

Utilities (3.2%)
Electric Utilities (1.0%)
ALLETE, Inc.	76,373	5,679,096
El Paso Electric Co.	61,334	3,394,837
Genie Energy Ltd., Class B	23,568	102,756
IDACORP, Inc.	76,564	6,994,888
MGE Energy, Inc.	52,583	3,317,987
Otter Tail Corp.	59,512	2,645,308
PNM Resources, Inc.	118,982	4,812,822
Portland General Electric Co.	133,796	6,098,422
Spark Energy, Inc., Class A (x)	17,709	219,592

		33,265,708

Gas Utilities (1.1%)
Chesapeake Utilities Corp.	23,767	1,866,898
New Jersey Resources Corp.	128,102	5,149,700
Northwest Natural Gas Co.	42,866	2,556,957
ONE Gas, Inc.	77,771	5,697,503
RGC Resources, Inc. (x)	9,018	244,207
South Jersey Industries, Inc.	116,236	3,630,050
Southwest Gas Holdings, Inc.	70,112	5,642,614
Spire, Inc.	70,390	5,289,809
WGL Holdings, Inc.	76,589	6,574,400

		36,652,138

Independent Power and Renewable Electricity Producers (0.3%)
Atlantic Power Corp.*	170,447	400,550
Dynegy, Inc.*	167,097	1,980,099
NRG Yield, Inc., Class A (x)	54,946	1,035,732
NRG Yield, Inc., Class C	97,116	1,835,493
Ormat Technologies, Inc.	60,012	3,838,367
Pattern Energy Group, Inc. (x)	110,724	2,379,459
TerraForm Power, Inc., Class A (x)	65,809	787,076

		12,256,776

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA 2000 MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

	Number of Shares	Value (Note 1)

Multi-Utilities (0.4%)
Avista Corp.	95,796	$4,932,536
Black Hills Corp.	79,826	4,798,341
NorthWestern Corp.	72,945	4,354,817
Unitil Corp.	20,478	934,206

		15,019,900

Water Utilities (0.4%)
American States Water Co.	54,848	3,176,248
AquaVenture Holdings Ltd.*	16,925	262,676
Artesian Resources Corp., Class A	11,797	454,892
Cadiz, Inc. (x)*	30,993	441,650
California Water Service Group	71,969	3,263,795
Connecticut Water Service, Inc.	16,885	969,368
Consolidated Water Co. Ltd.	20,612	259,711
Evoqua Water Technologies Corp.*	37,485	888,769
Global Water Resources, Inc.	16,448	153,624
Middlesex Water Co.	24,655	983,981
Pure Cycle Corp.*	22,814	190,497
SJW Group	25,208	1,609,027
York Water Co. (The)	18,818	637,930

		13,292,168

Total Utilities		110,486,690

Total Common Stocks (89.1%) (Cost $2,380,019,627)		3,122,156,875

	Number of Rights	Value (Note 1)
RIGHTS:
Health Care (0.0%)
Biotechnology (0.0%)
Dyax Corp., CVR (r)*	198,082	164,903

Pharmaceuticals (0.0%)
Omthera Pharmaceuticals, Inc., CVR (r)*	4,193	—

Total Health Care		164,903

Information Technology (0.0%)
Electronic Equipment, Instruments & Components (0.0%)
Gerber Scientific, Inc., CVR (x)(r)*	14,176	—

Total Information Technology		—

Total Rights (0.0%) (Cost $—)		164,903

	Number of Shares	Value (Note 1)
SHORT-TERM INVESTMENTS:
Investment Company (5.9%)
JPMorgan Prime Money Market Fund, IM Shares	207,713,800	207,734,573

	Principal Amount	Value (Note 1)

Repurchase Agreements (9.1%)
Bank of Nova Scotia, 1.35%, dated 12/29/17, due 1/2/18, repurchase price $5,750,863, collateralized by various U.S. Government Treasury Securities, ranging from 3.625%-3.875%, maturing 4/15/29-8/15/43; total market value $5,865,005. (xx)	$5,750,000	$5,750,000
Bank of Nova Scotia (The), 1.39%, dated 12/29/17, due 1/2/18, repurchase price $6,000,927, collateralized by various U.S. Government Treasury Securities, ranging from 0.000%-3.750%, maturing 1/11/18-2/15/47; total market value $6,125,034. (xx)	6,000,000	6,000,000
Bank of Nova Scotia (The), 1.39%, dated 12/29/17, due 1/2/18, repurchase price $6,000,927, collateralized by various U.S. Government Treasury Securities, ranging from 0.000%-3.750%, maturing 1/11/18-2/15/47; total market value $6,125,034. (xx)	6,000,000	6,000,000
Bank of Nova Scotia (The), 1.39%, dated 12/29/17, due 1/2/18, repurchase price $17,002,626, collateralized by various U.S. Government Treasury Securities, ranging from 0.000%-3.750%, maturing 1/11/18-2/15/47; total market value $17,354,262. (xx)	17,000,000	17,000,000
Citigroup Global Markets Ltd., 1.40%, dated 12/29/17, due 1/2/18, repurchase price $15,302,380, collateralized by various Foreign Government Agency Securities, ranging from 1.625%-2.500%, maturing 3/16/21-7/29/25, U.S. Government Treasury Securities, ranging from 0.875%-7.250%, maturing from 8/15/20-2/15/47; total market value $15,606,002. (xx)	15,300,000	15,300,000
Citigroup Global Markets, Inc., 1.60%, dated 12/29/17, due 1/2/18, repurchase price $6,801,209, collateralized by various Common Stocks; total market value $7,480,003. (xx)	6,800,000	6,800,000

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA 2000 MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

	Principal Amount	Value (Note 1)

Deutsche Bank AG, 1.81%, dated 12/29/17, due 1/2/18, repurchase price $26,645,807, collateralized by various Common Stocks, U.S. Government Treasury Securities, ranging from 1.875%-2.250%, maturing 4/30/22-8/15/46; total market value $29,630,074. (xx)	$26,640,449	$26,640,449
Deutsche Bank AG, 1.55%, dated 12/29/17, due 1/2/18, repurchase price $10,001,722, collateralized by various Corporate Bonds, ranging from 1.750%-1.875%, maturing 9/5/19-4/14/22, Foreign Government Agency Securities, ranging from 1.875%-2.000%, maturing 3/15/19-5/2/25; total market value $10,200,006. (xx)	10,000,000	10,000,000
Deutsche Bank AG, 1.81%, dated 12/29/17, due 1/2/18, repurchase price $23,921,762, collateralized by various Common Stocks, U.S. Government Treasury Securities, ranging from 1.875%-2.250%, maturing 4/30/22-8/15/46; total market value $26,600,943. (xx)	23,916,952	23,916,952
Deutsche Bank AG, 1.81%, dated 12/29/17, due 1/2/18, repurchase price $25,788,734, collateralized by various Common Stocks, U.S. Government Treasury Securities, ranging from 1.875%-2.250%, maturing 4/30/22-8/15/46; total market value $28,677,011. (xx)	25,783,549	25,783,549
Deutsche Bank AG, 1.81%, dated 12/29/17, due 1/2/18, repurchase price $10,152,197, collateralized by various Common Stocks, U.S. Government Treasury Securities, ranging from 1.875%-2.250%, maturing 4/30/22-8/15/46; total market value $11,289,219. (xx)	10,150,156	10,150,156
Macquarie Bank Ltd., 1.42%, dated 12/29/17, due 1/2/18, repurchase price $1,500,237, collateralized by various U.S. Government Treasury Securities, ranging from 0.000%-3.750%, maturing 1/4/18-11/15/47; total market value $1,530,675. (xx)	1,500,000	1,500,000

NBC Global Finance Ltd., 1.59%, dated 12/29/17, due 1/2/18, repurchase price $25,104,568, collateralized by various Common Stocks; total market value $27,922,058. (xx)	25,100,134	25,100,134
NBC Global Finance Ltd., 1.59%, dated 12/29/17, due 1/2/18, repurchase price $26,165,345, collateralized by various Common Stocks; total market value $29,101,885. (xx)	26,160,723	26,160,723
NBC Global Finance Ltd., 1.59%, dated 12/29/17, due 1/2/18, repurchase price $19,778,807, collateralized by various Common Stocks; total market value $21,998,585. (xx)	19,775,313	19,775,313
Nomura Securities Co. Ltd., 1.40%, dated 12/29/17, due 1/2/18, repurchase price $20,503,189, collateralized by various U.S. Government Treasury Securities, ranging from 0.000%-7.125%, maturing 1/4/18-8/15/47; total market value $20,910,004. (xx)	20,500,000	20,500,000
Nomura Securities Co. Ltd., 1.40%, dated 12/29/17, due 1/2/18, repurchase price $2,000,311, collateralized by various U.S. Government Treasury Securities, ranging from 0.000%-2.000%, maturing 1/4/18-2/15/42; total market value $2,040,001. (xx)	2,000,000	2,000,000
RBS Securities, Inc., 1.37%, dated 12/29/17, due 1/2/18, repurchase price $16,032,083, collateralized by various U.S. Government Treasury Securities, ranging from 1.750%-1.875%, maturing 2/28/22-9/30/22; total market value $16,350,335. (xx)	16,029,643	16,029,643
Societe Generale SA, 1.32%, dated 12/29/17, due 1/5/18, repurchase price $24,006,160, collateralized by various U.S. Government Treasury Securities, ranging from 0.000%-8.125%, maturing 2/28/19-2/15/44; total market value $24,480,001. (xx)	24,000,000	24,000,000

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA 2000 MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

	Principal Amount	Value (Note 1)

Societe Generale SA, 1.32%, dated 12/29/17, due 1/5/18, repurchase price $30,007,700, collateralized by various U.S. Government Treasury Securities, ranging from 0.000%-3.000%, maturing 11/15/21-11/15/46; total market value $30,600,008. (xx)	$30,000,000	$30,000,000

Total Repurchase Agreements		318,406,919

Total Short-Term Investments (15.0%) (Cost $526,179,006)		526,141,492

Total Investments in Securities (104.1%) (Cost $2,906,198,633)		3,648,463,270
Other Assets Less Liabilities (-4.1%)		(143,485,262)

Net Assets (100%)		$3,504,978,008

*	Non-income producing.
‡	All, or a portion, of the security is an affiliated company as defined under the Investment Company Act of 1940.
@	Shares are less than 0.5.
(r)	Value determined using significant unobservable inputs.
(x)	All or a portion of security is on loan at December 31, 2017.
(xx)	At December 31, 2017, the Portfolio had loaned securities with a total value of $316,585,762. This was secured by cash collateral of $318,406,919 which was subsequently invested in joint repurchase agreements with a total value of $318,406,919, as detailed in the Notes to the Financial Statements, for which the Portfolio has a proportionate interest as reported in the Portfolio of Investments as Repurchase Agreements, and $10,751,525 collateralized by various U.S. Government Treasury Securities, ranging from 0.000% – 8.000%, maturing 1/4/18 – 11/15/46.

Glossary:

CVR	— Contingent Value Right
USD	— United States Dollar

Investment in companies which were affiliates for the year ended December 31, 2017, were as follows:

Security Description	Shares at December 31, 2017	Market Value December 31, 2016 ($)	Purchases at Cost ($)	Proceeds from Sales ($)	Net Realized Gain (Loss) ($)	Change in Unrealized Appreciation/ (Depreciation) ($)	Market Value December 31, 2017 ($)	Dividend/ Interest Income ($)	Capital Gain Distributions ($)
PennyMac Financial Services, Inc., Class A	12,395	206,377	—	—	—	70,651	277,028	—	—
PennyMac Mortgage Investment Trust (REIT)	99,806	1,633,824	—	—	—	(29,941)	1,603,883	187,635	—

Total		1,840,201	—	—	—	40,710	1,880,911	187,635	—

Futures contracts outstanding as of December 31, 2017 (Note 1):

Description	Number of Contracts	Expiration Date	Trading Currency	Notional Amount ($)	Value and Unrealized Appreciation (Depreciation) ($)
Long Contracts
Russell 2000 E-Mini Index	4,981	3/2018	USD	382,665,325	3,003,380

					3,003,380

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA 2000 MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2017:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities (a)	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.) (b)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)		Total
Assets:
Common Stocks
Consumer Discretionary	$390,153,743	$—	$—		$390,153,743
Consumer Staples	86,426,706	305,482	—		86,732,188
Energy	124,376,185	—	—		124,376,185
Financials	556,161,978	—	—		556,161,978
Health Care	479,516,016	—	—		479,516,016
Industrials	479,893,855	209,514	—		480,103,369
Information Technology	519,183,447	—	—		519,183,447
Materials	142,173,890	—	—		142,173,890
Real Estate	208,965,464	68,005	—		209,033,469
Telecommunication Services	24,235,900	—	—		24,235,900
Utilities	110,486,690	—	—		110,486,690
Futures	3,003,380	—	—		3,003,380
Rights
Health Care	—	—	164,903		164,903
Information Technology	—	—	—	(c)	—	(c)
Short-Term Investments
Investment Company	207,734,573	—	—		207,734,573
Repurchase Agreements	—	318,406,919	—		318,406,919

Total Assets	$3,332,311,827	$318,989,920	$164,903		$3,651,466,650

Total Liabilities	$—	$—	$—		$—

Total	$3,332,311,827	$318,989,920	$164,903		$3,651,466,650

(a)	Securities with a market value of $810,043 transferred from Level 2 to Level 1 at the end of the year due to active trading.
(b)	A security with a market value of $305,482 transferred from Level 1 to Level 2 at the end of the year due to inactive trading.
(c)	Value is zero.

There were no additional transfers between Levels 1, 2 or 3 during the year ended December 31, 2017.

Fair Values of Derivative Instruments as of December 31, 2017:

	Statement of Assets and Liabilities
Derivatives Not Accounted for as Hedging Instrument^	Asset Derivatives	Fair Value
Equity contracts	Receivables, Net assets – Unrealized appreciation	$3,003,380	*

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Portfolio of Investments. Only variation margin is reported within the Statement of Assets & Liabilities.

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA 2000 MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2017:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instrument^	Futures
Equity contracts	$37,028,137

Amount of Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instrument^	Futures
Equity contracts	$4,207,546

^ This Portfolio held futures contracts as a substitute for investing in conventional securities, hedging and in an attempt to enhance returns.

The Portfolio held futures contracts with an average notional balance of approximately $347,301,000 during the year ended December 31, 2017.

Investment security transactions for the year ended December 31, 2017 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities (affiliated 13%)*	$475,027,208
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities (affiliated 23%)*	$512,356,981

* During the year ended December 31, 2017, the Portfolio engaged in purchases and sales of securities pursuant to Rule 17a-7 of the 1940 Act (amount is percentage of total Purchases and/or Sales).

As of December 31, 2017, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments in securities and derivative instruments, if applicable, for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$989,393,967
Aggregate gross unrealized depreciation	(245,240,991)

Net unrealized appreciation	$744,152,976

Federal income tax cost of investments in securities and derivative instruments, if applicable	$2,907,313,674

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA 2000 MANAGED VOLATILITY PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2017

ASSETS
Investments in Securities, at value (x):
Affiliated Issuers (Cost $2,289,562)	$1,880,911
Unaffiliated Issuers (Cost $2,585,502,152)	3,328,175,440
Repurchase Agreements (Cost $318,406,919)	318,406,919
Cash	158,793,445
Cash held as collateral at broker	14,635,600
Dividends, interest and other receivables	4,639,134
Receivable for securities sold	2,440,609
Securities lending income receivable	537,824
Receivable from Separate Accounts for Portfolio shares sold	2,201
Other assets	13,930

Total assets	3,829,526,013

LIABILITIES
Payable for return of collateral on securities loaned	318,406,919
Due to broker for futures variation margin	3,241,443
Investment management fees payable	1,305,325
Due to Custodian	549,012
Payable to Separate Accounts for Portfolio shares redeemed	442,782
Administrative fees payable	360,241
Distribution fees payable – Class IB	135,075
Trustees’ fees payable	3,675
Accrued expenses	103,533

Total liabilities	324,548,005

NET ASSETS	$3,504,978,008

Net assets were comprised of:
Paid in capital	$2,750,244,133
Accumulated undistributed net investment income (loss)	3,081,801
Accumulated undistributed net realized gain (loss)	6,384,057
Net unrealized appreciation (depreciation)	745,268,017

Net assets	$3,504,978,008

Class IB
Net asset value, offering and redemption price per share, $634,474,012 / 29,653,168 shares outstanding (unlimited amount authorized: $0.01 par value)	$21.40

Class K
Net asset value, offering and redemption price per share, $2,870,503,996 / 133,269,753 shares outstanding (unlimited amount authorized: $0.01 par value)	$21.54

(x)	Includes value of securities on loan of $316,585,762.

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2017

INVESTMENT INCOME
Dividends ($187,635 of dividend income received from affiliates) (net of $2,702 foreign withholding tax)	$38,132,081
Interest	1,232,832
Securities lending (net)	5,937,529

Total income	45,302,442

EXPENSES
Investment management fees	14,415,366
Administrative fees	4,022,101
Distribution fees – Class IB	1,554,668
Printing and mailing expenses	270,659
Custodian fees	130,500
Professional fees	124,585
Trustees’ fees	75,016
Miscellaneous	80,447

Total expenses	20,673,342

NET INVESTMENT INCOME (LOSS)	24,629,100

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Investments in securities	116,544,396
Futures contracts	37,028,137

Net realized gain (loss)	153,572,533

Change in unrealized appreciation (depreciation) on:
Investments in securities ($40,710 of change in unrealized appreciation (depreciation) from affiliates)	253,552,284
Futures contracts	4,207,546

Net change in unrealized appreciation (depreciation)	257,759,830

NET REALIZED AND UNREALIZED GAIN (LOSS)	411,332,363

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$435,961,463

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA 2000 MANAGED VOLATILITY PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2017	2016
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$24,629,100	$24,222,892
Net realized gain (loss)	153,572,533	99,489,554
Net change in unrealized appreciation (depreciation)	257,759,830	423,116,813

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	435,961,463	546,829,259

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income
Class IB	(3,743,160)	(3,678,480)
Class K	(23,297,895)	(21,178,307)

	(27,041,055)	(24,856,787)

Distributions from net realized capital gains
Class IB	(35,124,963)	(11,120,928)
Class K	(155,265,068)	(44,232,154)

	(190,390,031)	(55,353,082)

TOTAL DIVIDENDS AND DISTRIBUTIONS	(217,431,086)	(80,209,869)

CAPITAL SHARES TRANSACTIONS:
Class IB
Capital shares sold [ 988,604 and 1,277,952 shares, respectively ]	20,570,547	22,031,484
Capital shares issued in reinvestment of dividends and distributions [ 1,862,149 and 735,132 shares, respectively ]	38,868,123	14,799,408
Capital shares repurchased [ (4,559,583) and (5,351,277) shares, respectively ]	(95,391,691)	(94,676,518)

Total Class IB transactions	(35,953,021)	(57,845,626)

Class K
Capital shares sold [ 5,012,050 and 25,234,117 shares, respectively ]	105,039,837	416,742,488
Capital shares issued in reinvestment of dividends and distributions [ 8,493,664 and 3,229,770 shares, respectively ]	178,562,963	65,410,461
Capital shares repurchased [ (3,819,490) and (20,561,040) shares, respectively ]	(80,431,210)	(342,843,684)

Total Class K transactions	203,171,590	139,309,265

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	167,218,569	81,463,639

TOTAL INCREASE (DECREASE) IN NET ASSETS	385,748,946	548,083,029
NET ASSETS:
Beginning of year	3,119,229,062	2,571,146,033

End of year (a)	$3,504,978,008	$3,119,229,062

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$3,081,801	$2,038,238

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA 2000 MANAGED VOLATILITY PORTFOLIO

FINANCIAL HIGHLIGHTS

	January 1, 2015 to April 13, 2015‡	Year Ended December 31,
Class IA		2014	2013
Net asset value, beginning of year	$18.93	$19.13	$15.18

Income (loss) from investment operations:
Net investment income (loss) (e)	0.01	0.01	(0.08)†
Net realized and unrealized gain (loss)	0.97	0.75	5.70

Total from investment operations	0.98	0.76	5.62

Less distributions:
Dividends from net investment income	—	(0.02)	(0.01)
Distributions from net realized gains	—	(0.94)	(1.66)

Total dividends and distributions	—	(0.96)	(1.67)

Net asset value, end of period	$19.91	$18.93	$19.13

Total return (b)	5.18%	4.06%	37.49%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$—	$2	$2
Ratio of expenses to average net assets:
After waivers and reimbursements (a)(f)	0.87%	0.88%	0.88%
Before waivers and reimbursements (a)(f)	0.87%	0.88%	0.88%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (a)(f)	0.13%	0.08%	(0.49)%
Before waivers and reimbursements (a)(f)	0.13%	0.08%	(0.49)%
Portfolio turnover rate (z)^	20%	19%	19%

	Year Ended December 31,
Class IB	2017	2016	2015	2014	2013
Net asset value, beginning of year	$20.03	$17.02	$18.81	$19.02	$15.11

Income (loss) from investment operations:
Net investment income (loss) (e)	0.11	0.12	0.06	0.02	0.02
Net realized and unrealized gain (loss)	2.62	3.37	(1.03)	0.73	5.56

Total from investment operations	2.73	3.49	(0.97)	0.75	5.58

Less distributions:
Dividends from net investment income	(0.13)	(0.12)	(0.06)	(0.02)	(0.01)
Distributions from net realized gains	(1.23)	(0.36)	(0.76)	(0.94)	(1.66)

Total dividends and distributions	(1.36)	(0.48)	(0.82)	(0.96)	(1.67)

Net asset value, end of year	$21.40	$20.03	$17.02	$18.81	$19.02

Total return	13.90%	20.49%	(5.09)%	4.03%	37.40%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$634,474	$628,298	$590,553	$691,603	$771,870
Ratio of expenses to average net assets:
After waivers and reimbursements (f)	0.84%	0.84%	0.85%	0.87%	0.88%
Before waivers and reimbursements (f)	0.84%	0.85%	0.85%	0.87%	0.88%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (f)	0.55%	0.69%	0.29%	0.08%	0.13%
Before waivers and reimbursements (f)	0.55%	0.68%	0.29%	0.08%	0.13%
Portfolio turnover rate^	16%	18%	20%	19%	19%

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA 2000 MANAGED VOLATILITY PORTFOLIO

FINANCIAL HIGHLIGHTS (Continued)

	Year Ended December 31,
Class K	2017	2016	2015	2014	2013
Net asset value, beginning of year	$20.16	$17.12	$18.92	$19.12	$15.18

Income (loss) from investment operations:
Net investment income (loss) (e)	0.17	0.17	0.11	0.07	0.05
Net realized and unrealized gain (loss)	2.63	3.40	(1.05)	0.73	5.61

Total from investment operations	2.80	3.57	(0.94)	0.80	5.66

Less distributions:
Dividends from net investment income	(0.19)	(0.17)	(0.10)	(0.06)	(0.06)
Distributions from net realized gains	(1.23)	(0.36)	(0.76)	(0.94)	(1.66)

Total dividends and distributions	(1.42)	(0.53)	(0.86)	(1.00)	(1.72)

Net asset value, end of year	$21.54	$20.16	$17.12	$18.92	$19.12

Total return	14.12%	20.86%	(4.87)%	4.31%	37.77%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$2,870,504	$2,490,931	$1,980,593	$1,854,582	$1,421,843
Ratio of expenses to average net assets:
After waivers and reimbursements (f)	0.59%	0.59%	0.60%	0.62%	0.63%
Before waivers and reimbursements (f)	0.59%	0.60%	0.60%	0.62%	0.63%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (f)	0.80%	0.95%	0.56%	0.35%	0.29%
Before waivers and reimbursements (f)	0.80%	0.94%	0.56%	0.35%	0.29%
Portfolio turnover rate^	16%	18%	20%	19%	19%
‡	After the close of business on April 13, 2015, operations ceased and shares were fully redeemed. The shares are no longer being offered, but are still registered.
†	The amount shown for a share outstanding throughout the period does not accord with the aggregate net income and/or gain on investments for that period because of the timing of sales and repurchases of the Portfolio shares in relation to fluctuating market value of the investments in the Portfolio.
^	Portfolio turnover rate excludes derivatives, if any.
(a)	Ratios for periods less than one year are annualized. Certain non-recurring expenses incurred by the Portfolio are not annualized for periods less than one year.
(b)	Total returns for periods less than one year are not annualized.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.
(z)	Portfolio turnover rate for periods less than one year is not annualized.

See Notes to Financial Statements.

AXA INTERNATIONAL MANAGED VOLATILITY PORTFOLIO (Unaudited)

INVESTMENT MANAGER

➢	AXA Equitable Funds Management Group, LLC

INVESTMENT SUB-ADVISERS

➢	AllianceBernstein L.P.

➢	BlackRock Investment Management, LLC

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/17
	1 Year	5 Years	Since Incept.
Portfolio – Class IB Shares*	24.23%	6.54%	4.44%
Portfolio – Class K Shares**	24.47	6.80	6.97
Volatility Managed Index – International	25.03	7.38	6.01
International Proxy Index	24.36	7.84	5.94
Volatility Managed Index – International Proxy	24.48	7.68	6.03
MSCI EAFE® Index	25.03	7.90	6.42
* Date of inception 10/29/09. ** Date of inception 8/26/11. Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned 24.23% for the year ended December 31, 2017. This compares to the returns of the following benchmarks over the same period: the Volatility Managed Index — International, the International Proxy Index, the Volatility Managed Index — International Proxy and the MSCI EAFE® Index, which returned 25.03%, 24.36%, 24.48% and 25.03%, respectively.

Portfolio Highlights

What helped performance during the year:

•	The sectors that contributed the most to performance for the year ending December 31, 2017 were financials, industrials, consumer discretionary, consumer staples and materials.

•	The five stocks that contributed the most to performance for the year ending December 31, 2017 were HSBC Holdings plc, Nestle SA, AIA Group Ltd., Novo-Nordisk A/S and Royal Dutch Shell.

What hurt performance during the year:

•	The sectors that detracted the most from performance for the year ending December 31, 2017 were telecommunication services, utilities, real estate, energy and health care.

•

The five stocks that detracted the most from performance for the year ending December 31, 2017 were Teva Pharmaceutical Industries Ltd., Hennes & Mauritz AB, BT Group plc, Centrica plc and Subaru Corp.

How did derivatives contribute/detract from performance during the year?

•

The Portfolio maintains, or may invest in other portfolios that maintain, exposure to exchange-traded index futures, for purposes of liquidity and/or to adjust the Portfolio’s equity exposure during periods of high market volatility. The derivatives are typically offset by a roughly equal allocation to cash and cash equivalents, and had a minimal impact on performance relative to the index.

Sector Weightings as of December 31, 2017	Market Value	% of Net Assets
Financials	$442,043,555	19.0%
Industrials	305,399,665	13.1
Consumer Discretionary	257,355,611	11.1
Consumer Staples	233,259,972	10.0
Health Care	211,370,098	9.1
Materials	171,362,997	7.4
Information Technology	134,545,034	5.8
Energy	110,392,800	4.7
Telecommunication Services	81,668,439	3.5
Real Estate	74,648,313	3.2
Utilities	66,202,521	2.9
Repurchase Agreements	26,963,140	1.2
Cash and Other	207,983,329	9.0

		100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees (in the case of Class IB shares of the Portfolio), and other Portfolio expenses.

AXA INTERNATIONAL MANAGED VOLATILITY PORTFOLIO (Unaudited)

These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2017 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/17	Ending Account Value 12/31/17	Expenses Paid During Period* 7/1/17 - 12/31/17
Class IB
Actual	$1,000.00	$1,093.32	$4.76
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.66	4.59
Class K
Actual	1,000.00	1,093.66	3.43
Hypothetical (5% average annual return before expenses)	1,000.00	1,021.93	3.31

*  Expenses are equal to the Portfolio’s Class IB and Class K shares annualized expense ratios of 0.90% and 0.65%, respectively, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

EQ ADVISORS TRUST

AXA INTERNATIONAL MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2017

	Number of Shares	Value (Note 1)
COMMON STOCKS:
Australia (6.3%)
AGL Energy Ltd.	98,016	$1,862,979
Alumina Ltd. (x)	366,195	694,308
Amcor Ltd.	164,738	1,982,038
AMP Ltd.	421,057	1,705,069
APA Group	159,993	1,039,872
Aristocrat Leisure Ltd.	74,141	1,371,010
ASX Ltd.	27,859	1,192,491
Aurizon Holdings Ltd.	260,684	1,008,857
AusNet Services	286,920	404,084
Australia & New Zealand Banking Group Ltd.	407,599	9,140,157
Bank of Queensland Ltd.	55,850	554,299
Bendigo & Adelaide Bank Ltd.	68,247	621,424
BHP Billiton Ltd.	445,658	10,282,218
BHP Billiton plc	293,677	6,036,834
BlueScope Steel Ltd.	73,567	882,248
Boral Ltd.	164,889	1,002,220
Brambles Ltd.	208,100	1,635,066
Caltex Australia Ltd.	37,687	1,001,250
Challenger Ltd.	85,593	936,979
CIMIC Group Ltd.	14,096	565,868
Coca-Cola Amatil Ltd.	73,077	485,226
Cochlear Ltd.	8,420	1,124,931
Commonwealth Bank of Australia	240,328	15,065,029
Computershare Ltd.	70,862	901,228
Crown Resorts Ltd.	50,305	511,041
CSL Ltd.	62,787	6,922,224
Dexus (REIT)	134,750	1,025,102
Domino’s Pizza Enterprises Ltd. (x)	8,095	294,963
Flight Centre Travel Group Ltd. (x)	6,786	234,241
Fortescue Metals Group Ltd.	202,959	772,791
Goodman Group (REIT)	256,782	1,686,982
GPT Group (The) (REIT)	267,081	1,064,873
Harvey Norman Holdings Ltd.	91,648	298,190
Healthscope Ltd.	263,245	431,333
Incitec Pivot Ltd.	250,687	762,834
Insurance Australia Group Ltd.	312,561	1,765,660
LendLease Group	79,971	1,020,197
Macquarie Group Ltd.	44,185	3,434,779
Medibank Pvt Ltd.	390,305	1,001,922
Mirvac Group (REIT)	531,046	973,719
National Australia Bank Ltd.	371,664	8,575,029
Newcrest Mining Ltd.	105,443	1,877,445
Oil Search Ltd.	191,751	1,165,491
Orica Ltd.	55,396	782,331
Origin Energy Ltd.*	226,821	1,667,124
QBE Insurance Group Ltd.	194,501	1,620,790
Ramsay Health Care Ltd.	19,866	1,086,891
REA Group Ltd.	8,181	489,274
Santos Ltd.*	268,132	1,140,194
Scentre Group (REIT)	736,622	2,408,200
SEEK Ltd.	36,754	545,156
Sonic Healthcare Ltd.	60,338	1,076,220
South32 Ltd.	724,044	1,971,624
Stockland (REIT)	348,468	1,218,077
Suncorp Group Ltd.	184,715	1,997,557
Sydney Airport	164,005	902,152
Tabcorp Holdings Ltd. (x)	248,950	1,083,877
Telstra Corp. Ltd.	559,296	1,584,098
TPG Telecom Ltd. (x)	44,438	227,800
Transurban Group	307,522	2,982,504
Treasury Wine Estates Ltd.	105,159	1,309,523
Vicinity Centres (REIT)	475,722	1,009,615
Wesfarmers Ltd.	158,831	5,504,877
Westfield Corp. (REIT)	260,330	1,927,632
Westpac Banking Corp.	472,031	11,546,273
Woodside Petroleum Ltd.	101,102	2,609,510
Woolworths Group Ltd.	176,764	3,765,219

		145,771,019

Austria (0.2%)
ANDRITZ AG	10,219	577,322
Erste Group Bank AG*	40,737	1,764,750
OMV AG	20,436	1,295,399
Raiffeisen Bank International AG*	21,548	780,802
voestalpine AG	16,422	982,143

		5,400,416

Belgium (1.0%)
Ageas	26,151	1,277,526
Anheuser-Busch InBev SA	105,730	11,814,485
Colruyt SA	7,775	404,498
Groupe Bruxelles Lambert SA	11,780	1,271,940
KBC Group NV	35,440	3,023,788
Proximus SADP	21,336	700,160
Solvay SA	9,601	1,335,140
Telenet Group Holding NV*	7,997	557,385
UCB SA	18,116	1,438,520
Umicore SA	25,596	1,211,717

		23,035,159

Chile (0.0%)
Antofagasta plc	57,953	786,365

China (0.2%)
BOC Hong Kong Holdings Ltd.	501,500	2,541,889
Minth Group Ltd.	102,000	615,563
Yangzijiang Shipbuilding Holdings Ltd.	239,327	263,046

		3,420,498

Colombia (0.0%)
Millicom International Cellular SA (SDR)	10,390	701,693

Denmark (1.6%)
AP Moller – Maersk A/S, Class A	549	916,666
AP Moller – Maersk A/S, Class B	938	1,638,745
Carlsberg A/S, Class B	15,444	1,854,365
Chr Hansen Holding A/S	12,609	1,182,722
Coloplast A/S, Class B	16,361	1,301,296
Danske Bank A/S	102,462	3,989,688
DSV A/S	26,111	2,056,157
Genmab A/S*	7,610	1,262,058
H Lundbeck A/S	10,070	511,233
ISS A/S	23,423	907,143

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA INTERNATIONAL MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

	Number of Shares	Value (Note 1)
Novo Nordisk A/S, Class B	258,711	$13,947,303
Novozymes A/S, Class B	32,345	1,848,003
Orsted A/S (m)	20,980	1,145,249
Pandora A/S	16,100	1,752,792
TDC A/S	113,119	695,155
Tryg A/S	9,992	249,933
Vestas Wind Systems A/S	32,062	2,215,770
William Demant Holding A/S*	18,715	523,321

		37,997,599

Finland (0.8%)
Elisa OYJ	19,364	760,213
Fortum OYJ	61,635	1,220,221
Kone OYJ, Class B	45,777	2,459,565
Metso OYJ	16,145	551,509
Neste OYJ	17,896	1,145,559
Nokia OYJ	820,708	3,834,525
Nokian Renkaat OYJ	16,683	756,646
Orion OYJ, Class B	15,041	560,899
Sampo OYJ, Class A	61,800	3,396,103
Stora Enso OYJ, Class R	77,201	1,224,564
UPM-Kymmene OYJ	73,132	2,273,536
Wartsila OYJ Abp (x)	20,063	1,266,218

		19,449,558

France (9.3%)
Accor SA	25,502	1,315,739
Aeroports de Paris	4,442	844,763
Air Liquide SA	59,257	7,469,004
Airbus SE	81,511	8,117,481
Alstom SA	23,376	970,590
Amundi SA (m)	8,389	711,131
Arkema SA	9,589	1,168,369
Atos SE	13,759	2,003,335
AXA SA‡	269,114	7,986,843
BioMerieux	5,748	515,117
BNP Paribas SA	155,911	11,645,096
Bollore SA	124,405	675,882
Bouygues SA	30,211	1,569,930
Bureau Veritas SA	36,673	1,002,808
Capgemini SE	22,230	2,637,660
Carrefour SA	76,700	1,660,194
Casino Guichard Perrachon SA	7,900	479,249
Cie de Saint-Gobain	69,201	3,817,757
Cie Generale des Etablissements Michelin	23,426	3,360,274
CNP Assurances	26,643	615,536
Credit Agricole SA	162,276	2,686,955
Danone SA	83,013	6,967,240
Dassault Aviation SA	328	510,790
Dassault Systemes SE	18,288	1,943,918
Edenred	30,682	890,158
Eiffage SA	9,994	1,095,285
Electricite de France SA	84,362	1,054,731
Engie SA	235,825	4,056,155
Essilor International Cie Generale d’Optique SA	28,794	3,971,348
Eurazeo SA	5,586	516,082
Eutelsat Communications SA	27,414	634,664
Faurecia	10,535	823,271
Fonciere Des Regions (REIT)	5,115	579,846
Gecina SA (REIT)	6,728	1,242,372
Getlink SE	67,519	868,456
Hermes International	4,395	2,353,228
ICADE (REIT)	3,425	336,690
Iliad SA	3,852	923,209
Imerys SA	4,701	443,004
Ingenico Group SA	8,315	888,031
Ipsen SA	5,475	654,093
JCDecaux SA	10,542	425,064
Kering	10,521	4,961,083
Klepierre SA (REIT)	31,406	1,381,628
Lagardere SCA	18,611	596,892
Legrand SA	37,672	2,901,436
L’Oreal SA	34,848	7,733,198
LVMH Moet Hennessy Louis Vuitton SE	38,692	11,392,596
Natixis SA	141,425	1,119,267
Orange SA	280,557	4,872,666
Pernod Ricard SA	29,317	4,641,473
Peugeot SA	68,397	1,391,431
Publicis Groupe SA	27,831	1,891,715
Remy Cointreau SA	2,786	386,091
Renault SA	25,831	2,600,650
Rexel SA	42,926	778,752
Safran SA	42,862	4,418,177
Sanofi	157,661	13,591,832
Schneider Electric SE*	78,976	6,714,648
SCOR SE	23,422	942,711
SEB SA	3,222	597,091
Societe BIC SA	4,308	473,786
Societe Generale SA	107,907	5,573,779
Sodexo SA	13,091	1,759,996
Suez	44,936	790,685
Teleperformance	8,018	1,149,156
Thales SA	15,636	1,686,226
TOTAL SA	331,522	18,315,627
Ubisoft Entertainment SA*	8,751	673,463
Unibail-Rodamco SE (REIT)	13,782	3,472,630
Valeo SA	33,909	2,533,499
Veolia Environnement SA	70,083	1,788,995
Vinci SA	70,523	7,205,139
Vivendi SA	143,197	3,852,090
Wendel SA	4,320	748,476
Zodiac Aerospace	29,519	882,980

		216,251,212

Germany (8.8%)
adidas AG	26,239	5,262,361
Allianz SE (Registered)	62,377	14,332,443
Axel Springer SE	6,520	509,513
BASF SE	127,449	14,028,852
Bayer AG (Registered)	114,748	14,318,760
Bayerische Motoren Werke AG	45,512	4,741,576
Bayerische Motoren Werke AG (Preference) (q)	7,640	684,214
Beiersdorf AG	13,744	1,614,443
Brenntag AG	21,844	1,383,077
Commerzbank AG*	145,460	2,182,500
Continental AG	15,219	4,109,529
Covestro AG (m)	16,184	1,670,563
Daimler AG (Registered)	135,403	11,502,401
Deutsche Bank AG (Registered)	284,404	5,417,219

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA INTERNATIONAL MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

	Number of Shares	Value (Note 1)
Deutsche Boerse AG	26,432	$3,069,957
Deutsche Lufthansa AG (Registered)	32,225	1,187,794
Deutsche Post AG (Registered)	134,725	6,425,579
Deutsche Telekom AG (Registered)	460,389	8,172,724
Deutsche Wohnen SE	49,213	2,152,898
Drillisch AG	7,358	607,665
E.ON SE	317,772	3,454,767
Evonik Industries AG	23,352	878,953
Fraport AG Frankfurt Airport Services Worldwide	6,127	675,307
Fresenius Medical Care AG & Co. KGaA	29,096	3,064,473
Fresenius SE & Co. KGaA	58,104	4,536,426
FUCHS PETROLUB SE (Preference) (q)	9,525	505,714
GEA Group AG	26,418	1,268,222
Hannover Rueck SE	8,100	1,019,500
HeidelbergCement AG	20,534	2,223,554
Henkel AG & Co. KGaA	14,773	1,772,538
Henkel AG & Co. KGaA (Preference) (q)	24,207	3,205,090
HOCHTIEF AG	2,894	512,521
HUGO BOSS AG	7,477	636,422
Infineon Technologies AG	157,616	4,318,454
Innogy SE (m)	19,872	779,084
K+S AG (Registered)	26,827	668,070
KION Group AG	9,955	859,766
LANXESS AG	13,815	1,098,818
Linde AG*	25,668	5,994,782
MAN SE	5,378	615,596
Merck KGaA	18,338	1,974,756
METRO AG*	27,214	543,668
MTU Aero Engines AG	7,216	1,293,523
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen (Registered)	21,546	4,672,743
OSRAM Licht AG	11,094	997,403
Porsche Automobil Holding SE (Preference) (q)	22,113	1,851,423
ProSiebenSat.1 Media SE	33,647	1,158,860
RWE AG*	67,861	1,384,191
SAP SE	136,375	15,291,181
Schaeffler AG (Preference) (q)	21,595	383,091
Siemens AG (Registered)	106,152	14,793,616
Symrise AG	17,883	1,536,744
Telefonica Deutschland Holding AG	98,865	496,557
thyssenkrupp AG	61,283	1,780,539
TUI AG	60,137	1,250,387
Uniper SE	27,930	871,307
United Internet AG (Registered)	17,040	1,172,342
Volkswagen AG	4,376	885,767
Volkswagen AG (Preference) (q)	25,282	5,049,195
Vonovia SE	67,295	3,341,990
Wirecard AG	16,289	1,818,993
Zalando SE (m)*	16,197	857,330

		204,867,731

Hong Kong (3.1%)
AIA Group Ltd.	1,675,412	14,292,635
ASM Pacific Technology Ltd. (x)	41,300	575,663
Bank of East Asia Ltd. (The)	174,000	753,873
CK Asset Holdings Ltd.	359,152	3,139,710
CK Hutchison Holdings Ltd.	374,152	4,697,941
CK Infrastructure Holdings Ltd.	99,000	850,887
CLP Holdings Ltd.	222,500	2,276,874
First Pacific Co. Ltd.	361,750	245,400
Galaxy Entertainment Group Ltd.	324,000	2,600,178
Hang Lung Group Ltd.	126,000	463,659
Hang Lung Properties Ltd.	240,000	586,726
Hang Seng Bank Ltd.	104,200	2,587,378
Henderson Land Development Co. Ltd.	165,476	1,090,769
HK Electric Investments & HK Electric Investments Ltd. (m)(x)	430,500	393,976
HKT Trust & HKT Ltd.	547,013	697,345
Hong Kong & China Gas Co. Ltd.	1,150,472	2,255,928
Hong Kong Exchanges & Clearing Ltd.	162,358	4,983,258
Hongkong Land Holdings Ltd.	168,400	1,180,484
Hutchison Port Holdings Trust (OTC Exchange), Class U	434,400	174,629
Hutchison Port Holdings Trust (Singapore Stock Exchange), Class U	371,000	153,965
Hysan Development Co. Ltd.	98,000	519,925
Jardine Matheson Holdings Ltd.	28,000	1,691,760
Jardine Strategic Holdings Ltd.	32,000	1,258,240
Kerry Properties Ltd.	81,000	364,419
Kingston Financial Group Ltd.	566,000	543,336
Li & Fung Ltd.	824,000	452,455
Link REIT (REIT)	293,500	2,721,680
Melco Resorts & Entertainment Ltd. (ADR)	34,573	1,004,000
MTR Corp. Ltd.	213,000	1,248,635
New World Development Co. Ltd.	824,485	1,238,915
NWS Holdings Ltd.	232,314	419,261
PCCW Ltd.	639,000	371,319
Power Assets Holdings Ltd.	199,000	1,679,803
Sands China Ltd.	348,000	1,797,270
Shangri-La Asia Ltd.	134,000	304,263
Sino Land Co. Ltd.	471,172	834,653
SJM Holdings Ltd. (x)	249,000	223,094
Sun Hung Kai Properties Ltd.	200,000	3,338,090
Swire Pacific Ltd., Class A	75,500	699,159
Swire Properties Ltd.	169,000	545,102
Techtronic Industries Co. Ltd.	187,500	1,222,745
WH Group Ltd. (m)	1,149,000	1,297,117
Wharf Holdings Ltd. (The)	176,900	611,339
Wharf Real Estate Investment Co. Ltd.*	176,900	1,177,394
Wheelock & Co. Ltd.	121,000	864,192
Yue Yuen Industrial Holdings Ltd.	97,000	381,154

		70,810,598

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA INTERNATIONAL MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

	Number of Shares	Value (Note 1)
Ireland (0.5%)
AerCap Holdings NV*	19,275	$1,014,058
AIB Group plc	112,995	733,133
Bank of Ireland Group plc	132,417	1,127,257
CRH plc	116,676	4,193,511
James Hardie Industries plc (CHDI)	62,945	1,110,932
Kerry Group plc, Class A	21,124	2,369,817
Paddy Power Betfair plc	11,659	1,387,714
Ryanair Holdings plc*	15,627	282,188
Ryanair Holdings plc (ADR)*	1,267	132,009

		12,350,619

Israel (0.4%)
Azrieli Group Ltd.	4,886	272,829
Bank Hapoalim BM	157,830	1,160,711
Bank Leumi Le-Israel BM	209,025	1,259,683
Bezeq The Israeli Telecommunication Corp. Ltd.	327,938	495,726
Check Point Software Technologies Ltd.*	18,484	1,915,312
Elbit Systems Ltd.	3,355	448,343
Frutarom Industries Ltd.	5,468	513,069
Israel Chemicals Ltd.	75,060	304,153
Mizrahi Tefahot Bank Ltd.	16,129	297,350
Nice Ltd.	7,076	639,548
Teva Pharmaceutical Industries Ltd. (ADR) (x)	128,781	2,440,400

		9,747,124

Italy (1.8%)
Assicurazioni Generali SpA	170,667	3,112,577
Atlantia SpA	59,580	1,881,539
Davide Campari-Milano SpA	80,592	623,221
Enel SpA	1,127,651	6,940,952
Eni SpA	354,802	5,874,787
Ferrari NV	16,848	1,767,808
Intesa Sanpaolo SpA	1,865,275	6,199,399
Intesa Sanpaolo SpA (RNC)	141,635	452,042
Leonardo SpA	57,026	678,753
Luxottica Group SpA	23,101	1,417,762
Mediobanca SpA	80,233	910,691
Poste Italiane SpA (m)	75,487	568,346
Prysmian SpA	29,237	953,826
Recordati SpA	15,221	676,824
Snam SpA	319,985	1,566,451
Telecom Italia SpA*	1,527,234	1,320,281
Telecom Italia SpA (RNC)	883,970	632,136
Terna Rete Elettrica Nazionale SpA	188,214	1,093,913
UniCredit SpA*	276,264	5,164,386
UnipolSai Assicurazioni SpA	148,746	347,487

		42,183,181

Japan (21.6%)
ABC-Mart, Inc.	4,700	269,882
Acom Co. Ltd. (x)*	50,400	212,470
Aeon Co. Ltd.	79,400	1,340,657
AEON Financial Service Co. Ltd.	17,900	416,859
Aeon Mall Co. Ltd.	13,230	258,788
Air Water, Inc.	21,000	443,204
Aisin Seiki Co. Ltd.	24,100	1,353,921
Ajinomoto Co., Inc.	70,200	1,321,448
Alfresa Holdings Corp.	27,200	638,992
Alps Electric Co. Ltd.	28,200	805,893
Amada Holdings Co. Ltd.	48,300	657,574
ANA Holdings, Inc.	15,500	647,375
Aozora Bank Ltd.	16,600	646,026
Asahi Glass Co. Ltd. (x)	27,100	1,173,712
Asahi Group Holdings Ltd.	52,000	2,579,809
Asahi Kasei Corp.	165,000	2,128,489
Asics Corp. (x)	22,400	357,048
Astellas Pharma, Inc.	287,100	3,661,528
Bandai Namco Holdings, Inc.	28,000	915,731
Bank of Kyoto Ltd. (The)	8,600	448,032
Benesse Holdings, Inc.	10,300	363,368
Bridgestone Corp.	90,300	4,197,838
Brother Industries Ltd.	33,400	824,069
Calbee, Inc. (x)	11,100	361,052
Canon, Inc. (x)	148,300	5,527,934
Casio Computer Co. Ltd.	30,200	434,473
Central Japan Railway Co.	19,800	3,546,164
Chiba Bank Ltd. (The)	103,000	857,457
Chubu Electric Power Co., Inc.	93,500	1,162,163
Chugai Pharmaceutical Co. Ltd. (x)	28,500	1,459,463
Chugoku Electric Power Co., Inc. (The)	40,400	434,208
Coca-Cola Bottlers Japan, Inc.	17,900	653,725
Concordia Financial Group Ltd.	166,700	1,006,044
Credit Saison Co. Ltd.	22,800	414,821
CYBERDYNE, Inc. (x)*	12,900	222,222
Dai Nippon Printing Co. Ltd.	36,500	814,063
Daicel Corp.	38,200	434,634
Daifuku Co. Ltd.	13,700	746,554
Dai-ichi Life Holdings, Inc.	145,700	3,005,164
Daiichi Sankyo Co. Ltd.	78,500	2,046,190
Daikin Industries Ltd.	34,400	4,071,214
Daito Trust Construction Co. Ltd.	9,600	1,957,488
Daiwa House Industry Co. Ltd.	76,100	2,922,429
Daiwa House REIT Investment Corp. (REIT)	192	456,165
Daiwa Securities Group, Inc.	219,000	1,373,961
DeNA Co. Ltd. (x)	15,000	309,252
Denso Corp.	64,900	3,895,440
Dentsu, Inc.	30,781	1,304,453
Disco Corp.	4,200	934,493
Don Quijote Holdings Co. Ltd.	16,100	841,615
East Japan Railway Co.	46,109	4,499,387
Eisai Co. Ltd.	37,000	2,106,874
Electric Power Development Co. Ltd.	20,000	538,718
FamilyMart UNY Holdings Co. Ltd.	11,600	813,313
FANUC Corp.	26,700	6,412,265
Fast Retailing Co. Ltd.	7,400	2,949,492
Fuji Electric Co. Ltd.	84,000	632,935
FUJIFILM Holdings Corp.	57,200	2,337,750
Fujitsu Ltd.	258,000	1,838,000
Fukuoka Financial Group, Inc.	120,000	674,151

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA INTERNATIONAL MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

	Number of Shares	Value (Note 1)
Hachijuni Bank Ltd. (The)	50,000	$287,109
Hakuhodo DY Holdings, Inc.	33,300	432,375
Hamamatsu Photonics KK	21,000	706,368
Hankyu Hanshin Holdings, Inc.	32,400	1,302,614
Hikari Tsushin, Inc.	3,100	445,707
Hino Motors Ltd.	36,900	478,136
Hirose Electric Co. Ltd.	4,595	671,663
Hisamitsu Pharmaceutical Co., Inc.	8,900	539,490
Hitachi Chemical Co. Ltd.	15,700	403,247
Hitachi Construction Machinery Co. Ltd.	14,300	519,712
Hitachi High-Technologies Corp.	10,100	425,782
Hitachi Ltd.	666,000	5,189,096
Hitachi Metals Ltd.	31,200	448,028
Honda Motor Co. Ltd.	238,800	8,185,006
Hoshizaki Corp.	7,900	700,430
Hoya Corp.	54,800	2,737,203
Hulic Co. Ltd. (x)	43,200	485,389
Idemitsu Kosan Co. Ltd.	13,200	530,109
IHI Corp.	21,899	728,833
Iida Group Holdings Co. Ltd.	20,800	392,279
Inpex Corp.	131,400	1,643,156
Isetan Mitsukoshi Holdings Ltd.	46,500	576,530
Isuzu Motors Ltd.	76,000	1,272,793
ITOCHU Corp.	207,700	3,876,575
J Front Retailing Co. Ltd.	34,300	646,274
Japan Airlines Co. Ltd.	16,538	646,989
Japan Airport Terminal Co. Ltd.	5,200	192,909
Japan Exchange Group, Inc.	75,300	1,310,524
Japan Post Bank Co. Ltd.	59,100	769,467
Japan Post Holdings Co. Ltd.	221,300	2,537,560
Japan Prime Realty Investment Corp. (REIT)	122	387,628
Japan Real Estate Investment Corp. (REIT)	167	792,944
Japan Retail Fund Investment Corp. (REIT)	381	698,599
Japan Tobacco, Inc.	154,700	4,985,274
JFE Holdings, Inc.	74,800	1,796,395
JGC Corp.	31,000	599,503
JSR Corp.	29,000	570,863
JTEKT Corp.	29,500	506,874
JXTG Holdings, Inc.	427,990	2,761,471
Kajima Corp.	125,000	1,202,574
Kakaku.com, Inc. (x)	21,900	370,264
Kamigumi Co. Ltd.	17,500	387,198
Kaneka Corp.	37,000	337,901
Kansai Electric Power Co., Inc. (The)	91,400	1,119,432
Kansai Paint Co. Ltd.	25,500	662,649
Kao Corp.	69,600	4,706,300
Kawasaki Heavy Industries Ltd.	20,600	723,080
KDDI Corp.	251,300	6,254,900
Keihan Holdings Co. Ltd.	13,399	394,805
Keikyu Corp.	34,000	653,295
Keio Corp.	16,800	738,797
Keisei Electric Railway Co. Ltd.	19,000	610,428
Keyence Corp.	13,520	7,573,840
Kikkoman Corp.	21,000	849,878
Kintetsu Group Holdings Co. Ltd.	26,200	1,004,517
Kirin Holdings Co. Ltd.	117,400	2,959,616
Kobe Steel Ltd.	48,100	446,102
Koito Manufacturing Co. Ltd.	16,100	1,131,680
Komatsu Ltd.	126,500	4,578,363
Konami Holdings Corp.	13,600	748,347
Konica Minolta, Inc.	66,400	638,807
Kose Corp.	4,000	624,451
Kubota Corp.	145,900	2,861,026
Kuraray Co. Ltd.	47,200	890,590
Kurita Water Industries Ltd.	15,500	503,483
Kyocera Corp.	43,700	2,859,553
Kyowa Hakko Kirin Co. Ltd.	38,200	738,742
Kyushu Electric Power Co., Inc.	63,200	662,429
Kyushu Financial Group, Inc.	43,900	265,718
Kyushu Railway Co.	23,300	722,729
Lawson, Inc.	6,200	412,141
LINE Corp.*	6,200	252,842
Lion Corp.	34,000	644,242
LIXIL Group Corp.	38,600	1,044,864
M3, Inc.	30,600	1,076,805
Mabuchi Motor Co. Ltd.	7,500	406,701
Makita Corp.	30,300	1,273,313
Marubeni Corp.	234,400	1,697,749
Marui Group Co. Ltd.	19,200	351,539
Maruichi Steel Tube Ltd.	8,900	260,661
Mazda Motor Corp.	83,900	1,125,492
McDonald’s Holdings Co. Japan Ltd. (x)	10,276	451,898
Mebuki Financial Group, Inc.	135,050	571,723
Medipal Holdings Corp.	24,500	479,889
MEIJI Holdings Co. Ltd.	17,822	1,516,867
MINEBEA MITSUMI, Inc.	55,800	1,170,228
MISUMI Group, Inc.	39,200	1,141,123
Mitsubishi Chemical Holdings Corp.	188,100	2,064,217
Mitsubishi Corp.	212,200	5,862,690
Mitsubishi Electric Corp.	264,100	4,386,627
Mitsubishi Estate Co. Ltd.	173,700	3,021,540
Mitsubishi Gas Chemical Co., Inc.	24,000	689,061
Mitsubishi Heavy Industries Ltd.	45,499	1,700,029
Mitsubishi Materials Corp.	14,600	519,601
Mitsubishi Motors Corp.	79,000	570,721
Mitsubishi Tanabe Pharma Corp.	33,300	689,200
Mitsubishi UFJ Financial Group, Inc.	1,654,500	12,134,713
Mitsubishi UFJ Lease & Finance Co. Ltd.	59,300	353,142
Mitsui & Co. Ltd.	232,400	3,778,627
Mitsui Chemicals, Inc.	27,000	868,649
Mitsui Fudosan Co. Ltd.	123,400	2,765,343
Mitsui OSK Lines Ltd.	12,300	410,455
Mixi, Inc.	4,900	220,049
Mizuho Financial Group, Inc.	3,369,935	6,119,270
MS&AD Insurance Group Holdings, Inc.	65,880	2,230,010
Murata Manufacturing Co. Ltd.	26,900	3,609,745
Nabtesco Corp.	15,200	582,773

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA INTERNATIONAL MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

	Number of Shares	Value (Note 1)
Nagoya Railroad Co. Ltd.	24,800	$624,430
NEC Corp.	34,900	941,611
Nexon Co. Ltd.*	28,500	829,643
NGK Insulators Ltd.	37,000	698,789
NGK Spark Plug Co. Ltd.	22,100	537,226
NH Foods Ltd.	24,000	585,330
Nidec Corp.	33,100	4,644,429
Nikon Corp.	47,100	948,897
Nintendo Co. Ltd.	15,600	5,702,809
Nippon Building Fund, Inc. (REIT)	182	890,011
Nippon Electric Glass Co. Ltd.	13,200	503,750
Nippon Express Co. Ltd.	11,700	777,750
Nippon Paint Holdings Co. Ltd. (x)	23,800	753,024
Nippon Prologis REIT, Inc. (REIT)	216	456,825
Nippon Steel & Sumitomo Metal Corp.	106,908	2,743,031
Nippon Telegraph & Telephone Corp.	95,948	4,514,048
Nippon Yusen KK*	24,000	585,542
Nissan Chemical Industries Ltd.	17,600	702,126
Nissan Motor Co. Ltd.	322,200	3,212,706
Nisshin Seifun Group, Inc.	31,415	634,573
Nissin Foods Holdings Co. Ltd.	8,400	613,552
Nitori Holdings Co. Ltd.	11,500	1,639,649
Nitto Denko Corp.	22,600	2,007,775
NOK Corp.	11,300	263,859
Nomura Holdings, Inc.	491,000	2,898,284
Nomura Real Estate Holdings, Inc.	19,300	432,676
Nomura Real Estate Master Fund, Inc. (REIT)	569	706,484
Nomura Research Institute Ltd.	19,866	923,877
NSK Ltd.	51,500	810,836
NTT Data Corp.	87,500	1,039,827
NTT DOCOMO, Inc.	189,400	4,472,983
Obayashi Corp.	95,300	1,153,665
Obic Co. Ltd.	8,500	624,628
Odakyu Electric Railway Co. Ltd.	39,900	853,419
Oji Holdings Corp.	112,000	745,507
Olympus Corp.	41,600	1,594,959
Omron Corp.	27,500	1,640,115
Ono Pharmaceutical Co. Ltd.	58,900	1,372,722
Oracle Corp. Japan	5,900	489,070
Oriental Land Co. Ltd.	29,900	2,725,298
ORIX Corp.	179,000	3,025,565
Osaka Gas Co. Ltd.	51,200	986,057
Otsuka Corp. (x)	7,400	567,437
Otsuka Holdings Co. Ltd.	52,700	2,314,263
Panasonic Corp.	301,800	4,418,186
Park24 Co. Ltd.	13,300	318,350
Persol Holdings Co. Ltd.	24,600	616,556
Pola Orbis Holdings, Inc.	14,000	491,413
Rakuten, Inc.	133,500	1,223,330
Recruit Holdings Co. Ltd.	153,000	3,802,086
Renesas Electronics Corp.*	70,300	819,205
Resona Holdings, Inc.	301,905	1,803,526
Ricoh Co. Ltd.	101,900	946,876
Rinnai Corp.	4,800	434,524
Rohm Co. Ltd.	12,800	1,417,741
Ryohin Keikaku Co. Ltd.	3,300	1,028,001
Sankyo Co. Ltd.	7,400	232,820
Santen Pharmaceutical Co. Ltd.	51,800	814,181
SBI Holdings, Inc.	19,920	416,521
Secom Co. Ltd.	29,600	2,234,810
Sega Sammy Holdings, Inc.	28,600	354,851
Seibu Holdings, Inc.	24,600	465,255
Seiko Epson Corp.	40,900	965,193
Sekisui Chemical Co. Ltd.	55,600	1,116,194
Sekisui House Ltd.	80,000	1,445,219
Seven & i Holdings Co. Ltd.	103,400	4,297,512
Seven Bank Ltd.	77,000	263,785
Sharp Corp.*	21,000	721,278
Shimadzu Corp.	37,000	841,305
Shimamura Co. Ltd.	3,200	352,163
Shimano, Inc. (x)	10,700	1,505,170
Shimizu Corp.	66,400	685,952
Shin-Etsu Chemical Co. Ltd.	53,700	5,456,978
Shinsei Bank Ltd.	16,300	281,950
Shionogi & Co. Ltd.	40,000	2,164,455
Shiseido Co. Ltd.	53,500	2,585,853
Shizuoka Bank Ltd. (The)	78,000	805,787
Showa Shell Sekiyu KK (x)	30,400	412,798
SMC Corp.	7,800	3,210,686
SoftBank Group Corp.	114,500	9,064,477
Sohgo Security Services Co. Ltd.	10,400	565,804
Sompo Holdings, Inc.	48,625	1,883,288
Sony Corp.	175,400	7,912,653
Sony Financial Holdings, Inc.	25,300	448,181
Stanley Electric Co. Ltd.	16,700	678,079
Start Today Co. Ltd.	25,800	784,247
Subaru Corp.	84,900	2,699,771
SUMCO Corp.	32,600	835,578
Sumitomo Chemical Co. Ltd.	227,000	1,631,862
Sumitomo Corp.	163,200	2,773,712
Sumitomo Dainippon Pharma Co. Ltd. (x)	24,200	359,537
Sumitomo Electric Industries Ltd.	103,300	1,746,497
Sumitomo Heavy Industries Ltd.	17,000	719,681
Sumitomo Metal Mining Co. Ltd.	34,499	1,585,408
Sumitomo Mitsui Financial Group, Inc.	186,297	8,048,758
Sumitomo Mitsui Trust Holdings, Inc.	47,368	1,880,427
Sumitomo Realty & Development Co. Ltd.	51,000	1,676,086
Sumitomo Rubber Industries Ltd.	24,400	453,893
Sundrug Co. Ltd.	10,800	502,259
Suntory Beverage & Food Ltd.	20,100	893,730
Suruga Bank Ltd.	20,900	448,327
Suzuken Co. Ltd.	11,520	473,887
Suzuki Motor Corp.	48,900	2,835,701
Sysmex Corp.	21,300	1,676,778
T&D Holdings, Inc.	72,700	1,243,336
Taiheiyo Cement Corp.	17,300	746,967
Taisei Corp.	26,600	1,324,393
Taisho Pharmaceutical Holdings Co. Ltd.	3,900	311,515

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA INTERNATIONAL MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

	Number of Shares	Value (Note 1)
Taiyo Nippon Sanso Corp.	17,000	$237,932
Takashimaya Co. Ltd.	42,000	442,086
Takeda Pharmaceutical Co. Ltd.	98,100	5,573,003
TDK Corp.	17,600	1,404,251
Teijin Ltd.	27,800	619,286
Terumo Corp.	43,700	2,071,072
THK Co. Ltd.	18,300	687,011
Tobu Railway Co. Ltd.	28,800	930,393
Toho Co. Ltd.	17,600	609,967
Toho Gas Co. Ltd.	10,800	296,179
Tohoku Electric Power Co., Inc.	64,200	821,053
Tokio Marine Holdings, Inc.	94,500	4,311,733
Tokyo Electric Power Co. Holdings, Inc.*	210,500	833,219
Tokyo Electron Ltd.	21,300	3,856,401
Tokyo Gas Co. Ltd.	50,600	1,157,951
Tokyo Tatemono Co. Ltd.	30,400	410,639
Tokyu Corp.	76,500	1,220,741
Tokyu Fudosan Holdings Corp.	67,000	484,624
Toppan Printing Co. Ltd.	69,000	624,016
Toray Industries, Inc.	209,000	1,970,823
Toshiba Corp.*	904,000	2,543,315
Tosoh Corp.	42,500	963,346
TOTO Ltd.	20,300	1,198,092
Toyo Seikan Group Holdings Ltd.	26,400	424,087
Toyo Suisan Kaisha Ltd.	12,500	534,169
Toyoda Gosei Co. Ltd.	8,500	216,281
Toyota Industries Corp.	23,800	1,529,283
Toyota Motor Corp.	362,270	23,191,067
Toyota Tsusho Corp.	29,000	1,167,207
Trend Micro, Inc. (x)	17,400	986,785
Tsuruha Holdings, Inc.	5,200	707,025
Unicharm Corp.	57,400	1,492,375
United Urban Investment Corp. (REIT)	421	605,672
USS Co. Ltd.	32,300	683,983
West Japan Railway Co.	23,500	1,715,860
Yahoo Japan Corp.	204,900	940,167
Yakult Honsha Co. Ltd.	12,000	905,258
Yamada Denki Co. Ltd. (x)	82,100	452,488
Yamaguchi Financial Group, Inc.	25,000	297,093
Yamaha Corp.	22,400	827,016
Yamaha Motor Co. Ltd. (x)	38,000	1,246,150
Yamato Holdings Co. Ltd.	48,400	974,014
Yamazaki Baking Co. Ltd.	17,000	331,475
Yaskawa Electric Corp.	33,800	1,489,390
Yokogawa Electric Corp.	33,900	649,267
Yokohama Rubber Co. Ltd. (The) (x)	16,700	409,515

		501,902,535

Jersey (0.1%)
Randgold Resources Ltd.	13,370	1,337,617

Luxembourg (0.3%)
ArcelorMittal*	88,999	2,895,487
Eurofins Scientific SE	1,564	952,545
RTL Group SA	5,618	452,103
SES SA (FDR)	52,157	814,173
Tenaris SA	63,339	1,000,124

		6,114,432

Macau (0.0%)
MGM China Holdings Ltd.	123,600	374,145
Wynn Macau Ltd.	212,000	671,586

		1,045,731

Mexico (0.0%)
Fresnillo plc	30,621	590,791

Netherlands (4.1%)
ABN AMRO Group NV (CVA) (m)	52,847	1,705,688
Aegon NV	233,423	1,488,586
Akzo Nobel NV	36,452	3,193,671
Altice NV, Class A (x)*	67,161	704,780
ASML Holding NV	52,499	9,143,133
Boskalis Westminster	12,352	465,810
EXOR NV	14,486	888,170
Heineken Holding NV	14,530	1,438,116
Heineken NV	36,450	3,801,843
ING Groep NV	539,141	9,913,563
Koninklijke Ahold Delhaize NV	184,264	4,053,670
Koninklijke DSM NV	24,783	2,369,058
Koninklijke KPN NV	499,872	1,744,135
Koninklijke Philips NV	130,733	4,947,364
Koninklijke Vopak NV	10,386	455,722
NN Group NV	42,380	1,836,689
NXP Semiconductors NV*	48,568	5,686,827
Randstad Holding NV	16,291	1,001,576
Royal Dutch Shell plc, Class A	625,896	20,957,325
Royal Dutch Shell plc, Class B	519,728	17,602,414
Wolters Kluwer NV	43,393	2,263,790

		95,661,930

New Zealand (0.2%)
Auckland International Airport Ltd.	126,645	581,601
Fisher & Paykel Healthcare Corp. Ltd.	79,176	805,208
Fletcher Building Ltd.	100,455	541,063
Mercury NZ Ltd.	104,214	248,896
Meridian Energy Ltd.	192,037	398,083
Ryman Healthcare Ltd.	52,355	392,931
Spark New Zealand Ltd.	270,602	696,145

		3,663,927

Norway (0.6%)
DNB ASA	139,924	2,592,069
Gjensidige Forsikring ASA	29,911	564,297
Marine Harvest ASA (x)*	52,156	882,966
Norsk Hydro ASA	194,209	1,474,792
Orkla ASA	113,848	1,207,033
Schibsted ASA, Class B	13,931	369,883
Statoil ASA	157,817	3,367,542
Telenor ASA	101,715	2,179,094
Yara International ASA	25,546	1,172,043

		13,809,719

Portugal (0.1%)
EDP – Energias de Portugal SA	327,407	1,133,342
Galp Energia SGPS SA	63,430	1,166,332
Jeronimo Martins SGPS SA	39,452	766,614

		3,066,288

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA INTERNATIONAL MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

	Number of Shares	Value (Note 1)
Singapore (1.2%)
Ascendas REIT (REIT)	379,571	$771,941
CapitaLand Commercial Trust (REIT)	378,716	546,504
CapitaLand Ltd.	372,700	983,686
CapitaLand Mall Trust (REIT)	342,900	546,097
City Developments Ltd.	44,600	416,505
ComfortDelGro Corp. Ltd.	333,600	493,871
DBS Group Holdings Ltd.	248,900	4,624,595
Genting Singapore plc	918,841	899,983
Global Logistic Properties Ltd.	381,500	961,273
Golden Agri-Resources Ltd. (x)	1,209,009	334,467
Jardine Cycle & Carriage Ltd.	15,533	472,337
Keppel Corp. Ltd.	203,700	1,119,440
Oversea-Chinese Banking Corp. Ltd.	448,606	4,155,840
SATS Ltd.	96,300	374,414
Sembcorp Industries Ltd. (x)	157,200	356,137
Singapore Airlines Ltd.	56,200	448,356
Singapore Exchange Ltd.	109,200	607,461
Singapore Press Holdings Ltd. (x)	167,636	332,151
Singapore Technologies Engineering Ltd.	182,600	445,083
Singapore Telecommunications Ltd.	1,132,900	3,024,003
StarHub Ltd.	77,590	165,338
Suntec REIT (REIT)	352,800	567,139
United Overseas Bank Ltd.	185,375	3,666,058
UOL Group Ltd.	71,211	472,273
Wilmar International Ltd.	174,200	402,466

		27,187,418

South Africa (0.1%)
Investec plc	94,057	679,402
Mediclinic International plc (x)	52,374	459,279
Mondi plc	50,710	1,322,081

		2,460,762

Spain (2.9%)
Abertis Infraestructuras SA	100,919	2,246,176
ACS Actividades de Construccion y Servicios SA	32,457	1,270,338
Aena SME SA (m)	9,042	1,833,488
Amadeus IT Group SA	60,932	4,394,598
Banco Bilbao Vizcaya Argentaria SA	925,244	7,895,415
Banco de Sabadell SA	777,012	1,543,885
Banco Santander SA	2,241,483	14,735,460
Bankia SA	127,807	611,403
Bankinter SA	82,250	780,027
CaixaBank SA	496,400	2,316,310
Enagas SA	26,242	751,582
Endesa SA	45,488	974,504
Ferrovial SA	68,183	1,548,242
Gas Natural SDG SA	51,134	1,181,048
Grifols SA	42,778	1,253,667
Iberdrola SA	788,963	6,115,277
Industria de Diseno Textil SA	153,400	5,345,935
Mapfre SA	144,608	464,654
Red Electrica Corp. SA	60,889	1,366,909
Repsol SA	167,390	2,961,429
Siemens Gamesa Renewable Energy SA (x)	34,704	475,941
Telefonica SA	627,497	6,117,331

		66,183,619

Sweden (2.4%)
Alfa Laval AB	43,038	1,016,782
Assa Abloy AB, Class B	138,492	2,876,844
Atlas Copco AB, Class A	92,013	3,973,011
Atlas Copco AB, Class B	55,335	2,122,172
Boliden AB	37,691	1,289,280
Electrolux AB	30,673	988,270
Essity AB, Class B*	82,855	2,353,405
Getinge AB, Class B	33,968	492,764
Hennes & Mauritz AB, Class B (x)	130,116	2,685,404
Hexagon AB, Class B	36,684	1,837,532
Husqvarna AB, Class B	56,432	537,277
ICA Gruppen AB	11,619	421,950
Industrivarden AB, Class C	21,453	529,584
Investor AB, Class B	62,300	2,841,173
Kinnevik AB, Class B	32,792	1,108,510
L E Lundbergforetagen AB, Class B	5,424	405,324
Lundin Petroleum AB*	29,663	679,098
Nordea Bank AB	422,589	5,115,516
Sandvik AB	151,743	2,658,199
Securitas AB, Class B	41,126	717,929
Skandinaviska Enskilda Banken AB, Class A	208,395	2,446,446
Skanska AB, Class B	50,098	1,038,225
SKF AB, Class B	49,305	1,095,119
Svenska Handelsbanken AB, Class A	209,858	2,870,386
Swedbank AB, Class A	125,663	3,031,623
Swedish Match AB	25,227	993,937
Tele2 AB, Class B	50,955	626,137
Telefonaktiebolaget LM Ericsson, Class B	426,329	2,798,676
Telia Co. AB	371,981	1,657,411
Volvo AB, Class B	216,269	4,025,829

		55,233,813

Switzerland (7.8%)
ABB Ltd. (Registered)	255,727	6,854,728
Adecco Group AG (Registered)*	22,360	1,710,645
Baloise Holding AG (Registered)	7,004	1,090,366
Barry Callebaut AG (Registered)*	350	730,207
Chocoladefabriken Lindt & Spruengli AG	147	897,583
Chocoladefabriken Lindt & Spruengli AG (Registered)	15	1,084,997
Cie Financiere Richemont SA (Registered)	73,032	6,617,811
Clariant AG (Registered)*	32,242	901,631
Coca-Cola HBC AG*	26,840	876,960
Credit Suisse Group AG (Registered)*	335,115	5,983,889
Dufry AG (Registered)*	5,098	758,069

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA INTERNATIONAL MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

	Number of Shares	Value (Note 1)
EMS-Chemie Holding AG (Registered)	1,080	$720,961
Ferguson plc	34,442	2,478,549
Geberit AG (Registered)	5,117	2,253,276
Givaudan SA (Registered)	1,237	2,858,765
Glencore plc*	1,697,816	8,939,994
Julius Baer Group Ltd.*	30,523	1,866,869
Kuehne + Nagel International AG (Registered)	7,798	1,380,425
LafargeHolcim Ltd. (Registered)*	63,190	3,563,334
Lonza Group AG (Registered)*	9,912	2,678,259
Nestle SA (Registered)	431,847	37,137,645
Novartis AG (Registered)	308,649	26,099,520
Pargesa Holding SA	5,982	518,733
Partners Group Holding AG (x)	2,485	1,703,505
Roche Holding AG	97,488	24,660,877
Schindler Holding AG	5,671	1,305,357
Schindler Holding AG (Registered)	2,976	673,414
SGS SA (Registered)	727	1,895,743
Sika AG	307	2,438,483
Sonova Holding AG (Registered)	7,370	1,151,125
STMicroelectronics NV	83,249	1,818,430
Straumann Holding AG (Registered)	1,387	979,988
Swatch Group AG (The)	4,419	1,802,156
Swatch Group AG (The) (Registered)	6,751	516,137
Swiss Life Holding AG (Registered)*	4,422	1,565,591
Swiss Prime Site AG (Registered)*	9,354	863,934
Swiss Re AG	43,641	4,086,655
Swisscom AG (Registered)	3,466	1,844,241
UBS Group AG (Registered)*	507,795	9,348,702
Vifor Pharma AG (x)	7,097	909,657
Zurich Insurance Group AG	21,187	6,448,832

		182,016,043

United Kingdom (14.0%)
3i Group plc	137,506	1,695,947
Admiral Group plc	30,407	821,901
Anglo American plc (x)	187,334	3,919,135
Ashtead Group plc	65,188	1,753,230
Associated British Foods plc	47,101	1,793,334
AstraZeneca plc	175,643	12,144,164
Auto Trader Group plc (m)	143,328	682,718
Aviva plc	559,121	3,823,554
Babcock International Group plc (x)	37,129	353,665
BAE Systems plc	438,348	3,391,218
Barclays plc	2,378,983	6,523,539
Barratt Developments plc	142,933	1,249,552
Berkeley Group Holdings plc	18,882	1,069,964
BP plc	2,750,707	19,412,382
British American Tobacco plc	318,250	21,561,605
British Land Co. plc (The) (REIT)	140,900	1,315,483
BT Group plc	1,174,496	4,308,471
Bunzl plc	47,858	1,338,833
Burberry Group plc	59,347	1,435,882
Capita plc	99,755	539,949
Centrica plc	733,793	1,360,273
CNH Industrial NV	146,349	1,961,417
Cobham plc*	342,337	583,767
Coca-Cola European Partners plc	30,365	1,210,683
Compass Group plc	218,596	4,722,198
ConvaTec Group plc (m)	170,446	472,912
Croda International plc	18,573	1,109,377
DCC plc	12,904	1,300,577
Diageo plc	349,529	12,859,726
Direct Line Insurance Group plc	201,245	1,037,121
easyJet plc	22,328	441,340
Experian plc	129,172	2,853,210
Fiat Chrysler Automobiles NV*	155,698	2,785,400
G4S plc	216,018	778,723
GKN plc	230,348	993,348
GlaxoSmithKline plc	682,494	12,186,431
Hammerson plc (REIT)	117,105	864,858
Hargreaves Lansdown plc	34,453	838,231
HSBC Holdings plc	2,789,065	28,878,816
IMI plc	36,957	665,134
Imperial Brands plc	132,047	5,644,448
InterContinental Hotels Group plc	25,486	1,623,804
International Consolidated Airlines Group SA	92,610	804,051
Intertek Group plc	21,862	1,531,931
ITV plc	509,132	1,137,655
J Sainsbury plc	234,815	765,324
John Wood Group plc	95,010	833,805
Johnson Matthey plc	27,693	1,149,733
Kingfisher plc	294,608	1,343,252
Land Securities Group plc (REIT)	96,228	1,309,616
Legal & General Group plc	808,099	2,981,853
Lloyds Banking Group plc	9,932,483	9,127,078
London Stock Exchange Group plc	42,943	2,199,162
Marks & Spencer Group plc (x)	235,561	1,001,198
Meggitt plc	110,613	720,137
Merlin Entertainments plc	99,290	486,491
Micro Focus International plc	61,537	2,096,214
National Grid plc	473,814	5,598,189
Next plc	20,168	1,232,150
Old Mutual plc	696,742	2,179,616
Pearson plc	116,958	1,162,224
Persimmon plc	44,067	1,629,029
Prudential plc	358,817	9,231,324
Reckitt Benckiser Group plc	92,335	8,625,647
RELX NV	135,842	3,123,704
RELX plc	147,389	3,460,562
Rio Tinto Ltd.	57,915	3,425,716
Rio Tinto plc	171,314	9,117,830
Rolls-Royce Holdings plc*	232,730	2,661,447
Rolls-Royce Holdings plc (Preference) (q)(r)*	10,705,580	14,454

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA INTERNATIONAL MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

	Number of Shares	Value (Note 1)
Royal Bank of Scotland Group plc*	465,669	$1,747,850
Royal Mail plc	122,274	747,024
RSA Insurance Group plc	142,786	1,219,349
Sage Group plc (The)	152,862	1,646,965
Schroders plc	18,626	884,200
Segro plc (REIT)	142,350	1,128,178
Severn Trent plc	31,101	907,846
Sky plc*	137,633	1,880,551
Smith & Nephew plc	115,286	2,004,816
Smiths Group plc	54,117	1,088,684
SSE plc	137,946	2,458,471
St James’s Place plc	75,963	1,257,403
Standard Chartered plc*	451,371	4,754,074
Standard Life Aberdeen plc	378,431	2,230,758
Taylor Wimpey plc	431,355	1,202,061
Tesco plc	1,130,293	3,193,291
Travis Perkins plc	36,975	782,275
Unilever NV (CVA)	226,041	12,734,914
Unilever plc	175,220	9,759,831
United Utilities Group plc	98,542	1,103,621
Vodafone Group plc	3,700,449	11,740,978
Weir Group plc (The)	30,500	874,242
Whitbread plc	23,722	1,281,130
Wm Morrison Supermarkets plc (x)	320,811	952,481
Worldpay Group plc (m)	272,551	1,567,615
WPP plc	177,894	3,220,862

		325,625,182

United States (0.4%)
Carnival plc	26,873	1,774,944
QIAGEN NV*	32,679	1,026,907
Shire plc	127,212	6,698,456

		9,500,307

Total Common Stocks (89.8%) (Cost $1,759,601,039)		2,088,172,886

	Number of Rights	Value (Note 1)
RIGHTS:
Spain (0.0%)
Repsol SA, expiring 1/5/18* (Cost $75,732)	167,390	76,119

	Principal Amount	Value (Note 1)
Repurchase Agreements (1.2%)
Bank of Nova Scotia, 1.35%, dated 12/29/17, due 1/2/18, repurchase price $3,500,525, collateralized by various U.S. Government Treasury Securities, ranging from 3.625%-3.875%, maturing 4/15/29-8/15/43; total market value $3,570,003. (xx)	$3,500,000	3,500,000
Bank of Nova Scotia (The), 1.39%, dated 12/29/17, due 1/2/18, repurchase price $1,900,293, collateralized by various U.S. Government Treasury Securities, ranging from 0.000%-3.750%, maturing 1/11/18-2/15/47; total market value $1,939,594. (xx)	$1,900,000	$1,900,000
Bank of Nova Scotia (The), 1.39%, dated 12/29/17, due 1/2/18, repurchase price $2,000,309, collateralized by various U.S. Government Treasury Securities, ranging from 0.000%-3.750%, maturing 1/11/18-2/15/47; total market value $2,041,678. (xx)	2,000,000	2,000,000
Bank of Nova Scotia (The), 1.39%, dated 12/29/17, due 1/2/18, repurchase price $1,000,154, collateralized by various U.S. Government Treasury Securities, ranging from 0.000%-3.750%, maturing 1/11/18-2/15/47; total market value $1,020,839. (xx)	1,000,000	1,000,000
Citigroup Global Markets Ltd., 1.40%, dated 12/29/17, due 1/2/18, repurchase price $1,300,202, collateralized by various Foreign Government Agency Securities, ranging from 1.625%-2.500%, maturing 3/16/21-7/29/25, U.S. Government Treasury Securities, ranging from 0.875%-7.250%, maturing from 8/15/20-2/15/47; total market value $1,326,000. (xx)	1,300,000	1,300,000
Deutsche Bank AG, 1.81%, dated 12/29/17, due 1/2/18, repurchase price $1,700,342, collateralized by various Common Stocks, U.S. Government Treasury Securities, ranging from 1.875%-2.250%, maturing 4/30/22-8/15/46; total market value $1,890,776. (xx)	1,700,000	1,700,000
Deutsche Bank AG, 1.81%, dated 12/29/17, due 1/2/18, repurchase price $1,600,322, collateralized by various Common Stocks, U.S. Government Treasury Securities, ranging from 1.875%-2.250%, maturing 4/30/22-8/15/46; total market value $1,779,554. (xx)	1,600,000	1,600,000

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA INTERNATIONAL MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

	Principal Amount	Value (Note 1)
Deutsche Bank AG, 1.81%, dated 12/29/17, due 1/2/18, repurchase price $1,200,241, collateralized by various Common Stocks, U.S. Government Treasury Securities, ranging from 1.875%-2.250%, maturing 4/30/22-8/15/46; total market value $1,334,666. (xx)	$1,200,000	$1,200,000
Deutsche Bank AG, 1.55%, dated 12/29/17, due 1/2/18, repurchase price $1,500,258, collateralized by various Corporate Bonds, ranging from 1.750%-1.875%, maturing 9/5/19-4/14/22, Foreign Government Agency Securities, ranging from 1.875%-2.000%, maturing 3/15/19-5/2/25; total market value $1,530,001. (xx)	1,500,000	1,500,000
Deutsche Bank AG, 1.81%, dated 12/29/17, due 1/2/18, repurchase price $1,100,221, collateralized by various Common Stocks, U.S. Government Treasury Securities, ranging from 1.875%-2.250%, maturing 4/30/22-8/15/46; total market value $1,223,443. (xx)	1,100,000	1,100,000
NBC Global Finance Ltd., 1.59%, dated 12/29/17, due 1/2/18, repurchase price $1,800,318, collateralized by various Common Stocks; total market value $2,002,368. (xx)	1,800,000	1,800,000
NBC Global Finance Ltd., 1.59%, dated 12/29/17, due 1/2/18, repurchase price $1,600,283, collateralized by various Common Stocks; total market value $1,779,883. (xx)	1,600,000	1,600,000
NBC Global Finance Ltd., 1.59%, dated 12/29/17, due 1/2/18, repurchase price $1,700,300, collateralized by various Common Stocks; total market value $1,891,125. (xx)	1,700,000	1,700,000
RBS Securities, Inc., 1.37%, dated 12/29/17, due 1/2/18, repurchase price $63,149, collateralized by various U.S. Government Treasury Securities, ranging from 1.750%-1.875%, maturing 2/28/22-9/30/22; total market value $64,403. (xx)	63,140	63,140
Societe Generale SA, 1.32%, dated 12/29/17, due 1/5/18, repurchase price $4,001,027, collateralized by various U.S. Government Treasury Securities, ranging from 0.000%-3.000%, maturing 11/15/21-11/15/46; total market value $4,080,001. (xx)	4,000,000	4,000,000
Societe Generale SA, 1.32%, dated 12/29/17, due 1/5/18, repurchase price $1,000,257, collateralized by various U.S. Government Treasury Securities, ranging from 0.000%-8.125%, maturing 2/28/19-2/15/44; total market value $1,020,000. (xx)	1,000,000	1,000,000

Total Repurchase Agreements		26,963,140

Total Short-Term Investments (1.2%) (Cost $26,963,140)		26,963,140

Total Investments in Securities (91.0%) (Cost $1,786,639,911)		2,115,212,145
Other Assets Less Liabilities (9.0%)		207,983,329

Net Assets (100%)		$2,323,195,474

*	Non-income producing.
‡	All, or a portion, of the security is an affiliated company as defined under the Investment Company Act of 1940.
(m)	Regulation S is an exemption for securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. Resale restrictions may apply for purposes of the Securities Act of 1933. At December 31, 2017, the market value of these securities amounted to $13,685,217 or 0.6% of net assets.
(q)	Preference Shares are a special type of equity investment that shares in the earnings of the company, has limited voting rights, and receives a greater dividend than applicable Common Shares.
(r)	Value determined using significant unobservable inputs.
(x)	All or a portion of security is on loan at December 31, 2017.
(xx)	At December 31, 2017, the Portfolio had loaned securities with a total value of $28,797,230. This was secured by cash collateral of $26,963,140 which was subsequently invested in joint repurchase agreements with a total value of $26,963,140, as detailed in the Notes to the Financial Statements, for which the Portfolio has a proportionate interest as reported in the Portfolio of Investments as Repurchase Agreements, and $3,226,752 collateralized by various U.S. Government Treasury Securities, ranging from 0.000% - 5.500%, maturing 1/31/18 - 5/15/47.

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA INTERNATIONAL MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

Glossary:

ADR	— American Depositary Receipt
AUD	— Australian Dollar
CHDI	— Clearing House Electronic Subregister System
(CHESS)	Depository Interest
CVA	— Dutch Certification
EUR	— European Currency Unit
FDR	— Finnish Depositary Receipt
GBP	— British Pound
JPY	— Japanese Yen
REIT	— Real Estate Investment Trust
RNC	— Risparmio Non-Convertible Savings Shares
SDR	— Swedish Depositary Receipt
USD	— United States Dollar

Sector Weightings as of December 31, 2017	Market Value	% of Net Assets
Financials	$442,043,555	19.0%
Industrials	305,399,665	13.1
Consumer Discretionary	257,355,611	11.1
Consumer Staples	233,259,972	10.0
Health Care	211,370,098	9.1
Materials	171,362,997	7.4
Information Technology	134,545,034	5.8
Energy	110,392,800	4.7
Telecommunication Services	81,668,439	3.5
Real Estate	74,648,313	3.2
Utilities	66,202,521	2.9
Repurchase Agreements	26,963,140	1.2
Cash and Other	207,983,329	9.0

		100.0%

Investments in companies which were affiliates for the year ended December 31, 2017, were as follows:

Security Description	Shares at December 31, 2017	Market Value December 31, 2016 ($)	Purchases at Cost ($)	Proceeds from Sales ($)	Net Realized Gain (Loss) ($)	Change in Unrealized Appreciation/ (Depreciation) ($)	Market Value December 31, 2017 ($)	Dividend/ Interest Income ($)	Capital Gain Distributions ($)
AXA SA	269,114	7,022,173	91,737	(386,700)	38,110	1,221,523	7,986,843	305,808	—

Futures contracts outstanding as of December 31, 2017 (Note 1):

Description	Number of Contracts	Expiration Date	Trading Currency	Notional Amount ($)	Value and Unrealized Appreciation (Depreciation) ($)
Long Contracts
EURO STOXX 50 Index	2,200	3/2018	EUR	92,203,672	(2,062,168)
FTSE 100 Index	578	3/2018	GBP	59,605,934	1,707,876
SPI 200 Index	200	3/2018	AUD	23,485,524	112,058
TOPIX Index	359	3/2018	JPY	57,892,434	1,147,697

					905,463

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA INTERNATIONAL MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

Forward foreign currency contracts outstanding as of December 31, 2017 (Note 1):

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation) ($)
AUD	1,831,151	USD	1,374,719	HSBC Bank plc	3/16/2018	53,843
EUR	8,744,896	USD	10,349,978	HSBC Bank plc	3/16/2018	187,999
GBP	5,323,049	USD	7,141,713	HSBC Bank plc	3/16/2018	62,330
JPY	621,257,980	USD	5,502,616	HSBC Bank plc	3/16/2018	31,181

Total unrealized appreciation						335,353

USD	1,563,951	EUR	1,319,773	HSBC Bank plc	3/16/2018	(26,432)
USD	1,248,966	GBP	931,350	HSBC Bank plc	3/16/2018	(11,493)

Total unrealized depreciation						(37,925)

Net unrealized appreciation						297,428

Foreign cash on the statement of assets and liabilities is maintained at JPMorgan or its affiliates and is comprised of the following (in USD): AUD 20,591,362, CHF 13,820, DKK 39,437, EUR 81,954,152, GBP 52,526,290, HKD 167,334, ILS 72,869, JPY 51,902,799, NOK 33,773, NZD 8,511, SEK 102,952 and SGD 58,787.

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2017:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Common Stocks
Consumer Discretionary	$1,004,000	$256,351,611	$—	$257,355,611
Consumer Staples	—	233,259,972	—	233,259,972
Energy	—	110,316,681	—	110,316,681
Financials	—	442,043,555	—	442,043,555
Health Care	2,440,400	208,929,698	—	211,370,098
Industrials	4,270,697	301,114,514	14,454	305,399,665
Information Technology	7,602,139	126,942,895	—	134,545,034
Materials	—	171,362,997	—	171,362,997
Real Estate	1,180,483	73,467,830	—	74,648,313
Telecommunication Services	—	81,668,439	—	81,668,439
Utilities	—	66,202,521	—	66,202,521
Forward Currency Contracts	—	335,353	—	335,353
Futures	2,967,631	—	—	2,967,631
Rights
Energy	—	76,119	—	76,119

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA INTERNATIONAL MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Short-Term Investments
Repurchase Agreements	$—	$26,963,140	$—	$26,963,140

Total Assets	$19,465,350	$2,099,035,325	$14,454	$2,118,515,129

Liabilities:
Forward Currency Contracts	$—	$(37,925)	$—	$(37,925)
Futures	(2,062,168)	—	—	(2,062,168)

Total Liabilities	$(2,062,168)	$(37,925)	$—	$(2,100,093)

Total	$17,403,182	$2,098,997,400	$14,454	$2,116,415,036

There were no transfers between Levels 1, 2 or 3 during the year ended December 31, 2017.

Fair Values of Derivative Instruments as of December 31, 2017:

	Statement of Assets and Liabilities
Derivatives Not Accounted for as Hedging Instrument^	Asset Derivatives	Fair Value
Equity contracts	Receivables, Net assets – Unrealized appreciation	$2,967,631	*
Foreign exchange contracts	Receivables	335,353

Total		$3,302,984

	Liability Derivatives
Equity contracts	Payables, Net assets – Unrealized depreciation	$(2,062,168	)*
Foreign exchange contracts	Payables	(37,925)

Total		$(2,100,093)

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Portfolio of Investments. Only variation margin is reported within the Statement of Assets & Liabilities.

The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2017:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instrument^	Futures	Forward Foreign Currency Contracts	Total
Equity contracts	$32,732,176	$—	$32,732,176
Foreign exchange contracts	—	1,113,591	1,113,591

Total	$32,732,176	$1,113,591	$33,845,767

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA INTERNATIONAL MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

Amount of Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instrument^	Futures	Forward Foreign Currency Contracts	Total
Equity contracts	$(4,695,838)	$—	$(4,695,838)
Foreign exchange contracts	—	638,797	638,797

Total	$(4,695,838)	$638,797	$(4,057,041)

^ The Portfolio held forward foreign currency contracts and futures contracts as a substitute for investing in conventional securities, hedging and in an attempt to enhance returns.

The Portfolio held forward foreign currency contracts with an average settlement value of approximately $24,690,000 and futures contracts with an average notional balance of approximately $224,823,000 during the year ended December 31, 2017.

The following table presents the Portfolio’s gross derivative assets and liabilities by counterparty net of amounts available for offset under netting arrangements and any related collateral received or pledged by the Portfolio as of December 31, 2017:

Counterparty	Gross Amount of Derivative Assets Presented in the Statement of Assets and Liabilities (a)	Derivatives Available for Offset	Collateral Received	Net Amount Due from Counterparty
HSBC Bank plc	$335,353	$(37,925)	$—	$297,428

Total	$335,353	$(37,925)	$—	$297,428

Counterparty	Gross Amount of Derivative Liabilities Presented in the Statement of Assets and Liabilities (a)	Derivatives Available for Offset	Collateral Pledged	Net Amount Due to Counterparty
HSBC Bank plc	$37,925	$(37,925)	$—	$—

Total	$37,925	$(37,925)	$—	$—

(a)	For financial reporting purposes the Portfolio does not offset derivative assets and derivative liabilities subject to master netting arrangements in the Statement of Assets and Liabilities.

Investment security transactions for the year ended December 31, 2017 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities (affiliated 20%)*	$93,418,958
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities (affiliated 5%)*	$124,611,527

* During the year ended December 31, 2017, the Portfolio engaged in purchases and sales of securities pursuant to Rule 17a-7 of the 1940 Act (amount is percentage of total Purchases and/or Sales).

As of December 31, 2017, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments in securities and derivative instruments, if applicable, for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$409,188,784
Aggregate gross unrealized depreciation	(90,291,548)

Net unrealized appreciation	$318,897,236

Federal income tax cost of investments in securities and derivative instruments, if applicable	$1,797,517,800

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA INTERNATIONAL MANAGED VOLATILITY PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2017

ASSETS
Investments in Securities, at value (x):
Affiliated Issuers (Cost $6,017,140)	$7,986,843
Unaffiliated Issuers (Cost $1,753,659,631)	2,080,262,162
Repurchase Agreements (Cost $26,963,140)	26,963,140
Cash	12,396,921
Foreign cash (Cost $208,547,243)	207,472,086
Cash held as collateral at broker	11,638,870
Dividends, interest and other receivables	4,772,952
Receivable for securities sold	1,097,000
Unrealized appreciation on forward foreign currency contracts	335,353
Securities lending income receivable	47,670
Receivable from Separate Accounts for Portfolio shares sold	1,747
Other assets	110,642

Total assets	2,353,085,386

LIABILITIES
Payable for return of collateral on securities loaned	26,963,140
Payable for securities purchased	1,094,219
Investment management fees payable	869,656
Payable to Separate Accounts for Portfolio shares redeemed	356,636
Administrative fees payable	235,962
Due to broker for futures variation margin	191,215
Unrealized depreciation on forward foreign currency contracts	37,925
Distribution fees payable – Class IB	27,332
Trustees’ fees payable	1,834
Accrued expenses	111,993

Total liabilities	29,889,912

NET ASSETS	$2,323,195,474

Net assets were comprised of:
Paid in capital	$2,006,851,575
Accumulated undistributed net investment income (loss)	(7,998,914)
Accumulated undistributed net realized gain (loss)	(4,494,006)
Net unrealized appreciation (depreciation)	328,836,819

Net assets	$2,323,195,474

Class IB
Net asset value, offering and redemption price per share, $130,218,583 / 9,423,730 shares outstanding (unlimited amount authorized: $0.01 par value)	$13.82

Class K
Net asset value, offering and redemption price per share, $2,192,976,891 / 157,838,073 shares outstanding (unlimited amount authorized: $0.01 par value)	$13.89

(x)	Includes value of securities on loan of $28,797,230.

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2017

INVESTMENT INCOME
Dividends ($305,808 of dividend income received from affiliates) (net of $4,841,226 foreign withholding tax)	$58,008,020
Interest	141,260
Securities lending (net)	613,213

Total income	58,762,493

EXPENSES
Investment management fees	9,786,793
Administrative fees	2,690,433
Custodian fees	784,567
Distribution fees – Class IB	318,219
Printing and mailing expenses	182,497
Professional fees	116,903
Trustees’ fees	49,451
Miscellaneous	150,804

Total expenses	14,079,667

NET INVESTMENT INCOME (LOSS)	44,682,826

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Investments in securities ($38,110 of realized gain (loss) from affiliates)	2,503,807
Futures contracts	32,732,176
Forward foreign currency contracts	1,113,591
Foreign currency transactions	1,429,913

Net realized gain (loss)	37,779,487

Change in unrealized appreciation (depreciation) on:
Investments in securities ($1,221,523 of change in unrealized appreciation (depreciation) from affiliates)	378,726,320
Futures contracts	(4,695,838)
Forward foreign currency contracts	638,797
Foreign currency translations	17,713,800

Net change in unrealized appreciation (depreciation)	392,383,079

NET REALIZED AND UNREALIZED GAIN (LOSS)	430,162,566

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$474,845,392

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA INTERNATIONAL MANAGED VOLATILITY PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2017	2016
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$44,682,826	$42,544,297
Net realized gain (loss)	37,779,487	(28,931,274)
Net change in unrealized appreciation (depreciation)	392,383,079	(5,870,610)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	474,845,392	7,742,413

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income
Class IB	(2,539,610)	(1,503,480)
Class K	(47,375,317)	(27,143,203)

	(49,914,927)	(28,646,683)

Distributions from net realized capital gains
Class IB	(1,107,244)	—
Class K	(18,488,302)	—

	(19,595,546)	—

TOTAL DIVIDENDS AND DISTRIBUTIONS	(69,510,473)	(28,646,683)

CAPITAL SHARES TRANSACTIONS:
Class IB
Capital shares sold [ 581,932 and 1,172,894 shares, respectively ]	7,554,966	13,013,184
Capital shares issued in reinvestment of dividends and distributions [ 267,798 and 131,936 shares, respectively ]	3,646,854	1,503,480
Capital shares repurchased [ (2,020,828) and (1,566,694) shares, respectively ]	(26,192,271)	(17,692,409)

Total Class IB transactions	(14,990,451)	(3,175,745)

Class K
Capital shares sold [ 6,533,561 and 32,456,257 shares, respectively ]	83,875,812	359,972,636
Capital shares issued in reinvestment of dividends and distributions [ 4,810,745 and 2,370,020 shares, respectively ]	65,863,619	27,143,203
Capital shares repurchased [ (13,315,663) and (16,274,974) shares, respectively ]	(176,821,694)	(176,873,888)

Total Class K transactions	(27,082,263)	210,241,951

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	(42,072,714)	207,066,206

TOTAL INCREASE (DECREASE) IN NET ASSETS	363,262,205	186,161,936
NET ASSETS:
Beginning of year	1,959,933,269	1,773,771,333

End of year (a)	$2,323,195,474	$1,959,933,269

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$(7,998,914)	$(5,516,880)

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA INTERNATIONAL MANAGED VOLATILITY PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class IB	2017	2016	2015	2014	2013
Net asset value, beginning of year	$11.45	$11.61	$12.27	$13.46	$12.08

Income (loss) from investment operations:
Net investment income (loss) (e)	0.24	0.24	0.14	0.17	0.11	##
Net realized and unrealized gain (loss)	2.53	(0.26)	(0.44)	(1.02)	2.40

Total from investment operations	2.77	(0.02)	(0.30)	(0.85)	2.51

Less distributions:
Dividends from net investment income	(0.28)	(0.14)	— #	(0.11)	—
Distributions from net realized gains	(0.12)	—	(0.36)	(0.23)	(1.13)

Total dividends and distributions	(0.40)	(0.14)	(0.36)	(0.34)	(1.13)

Net asset value, end of year	$13.82	$11.45	$11.61	$12.27	$13.46

Total return	24.23%	(0.13)%	(2.40)%	(6.43)%	21.16%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$130,219	$121,275	$125,995	$128,806	$133,667
Ratio of expenses to average net assets:
After waivers and reimbursements (f)	0.88%	0.87%	0.87%	0.88%	0.91%
Before waivers and reimbursements (f)	0.88%	0.87%	0.87%	0.88%	0.91%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (f)	1.82%	2.09%	1.14%	1.28%	0.82	%(aa)
Before waivers and reimbursements (f)	1.82%	2.09%	1.14%	1.28%	0.82	%(aa)
Portfolio turnover rate^	5%	5%	3%	3%	1%

	Year Ended December 31,
Class K	2017	2016	2015	2014	2013
Net asset value, beginning of year	$11.51	$11.67	$12.30	$13.49	$12.08

Income (loss) from investment operations:
Net investment income (loss) (e)	0.27	0.26	0.17	0.20	0.14	##
Net realized and unrealized gain (loss)	2.54	(0.25)	(0.44)	(1.02)	2.40

Total from investment operations	2.81	0.01	(0.27)	(0.82)	2.54

Less distributions:
Dividends from net investment income	(0.31)	(0.17)	— #	(0.14)	—
Distributions from net realized gains	(0.12)	—	(0.36)	(0.23)	(1.13)

Total dividends and distributions	(0.43)	(0.17)	(0.36)	(0.37)	(1.13)

Net asset value, end of year	$13.89	$11.51	$11.67	$12.30	$13.49

Total return	24.47%	0.13%	(2.15)%	(6.17)%	21.41%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$2,192,977	$1,838,658	$1,647,776	$1,376,510	$1,096,284
Ratio of expenses to average net assets:
After waivers and reimbursements (f)	0.63%	0.62%	0.62%	0.63%	0.66%
Before waivers and reimbursements (f)	0.63%	0.62%	0.62%	0.63%	0.66%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (f)	2.06%	2.32%	1.39%	1.48%	1.03	%(bb)
Before waivers and reimbursements (f)	2.06%	2.31%	1.38%	1.48%	1.03	%(bb)
Portfolio turnover rate^	5%	5%	3%	3%	1%

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA INTERNATIONAL MANAGED VOLATILITY PORTFOLIO

FINANCIAL HIGHLIGHTS (Continued)

#	Per share amount is less than $0.005.
##	Includes income resulting from special dividend. Without this dividend the per share income amounts would be $0.09 and $0.12 for Class IB and K, respectively.
^	Portfolio turnover rate excludes derivatives, if any.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.
(aa)	Includes income resulting from a special dividend. Without this dividend, the ratios for Class IB would be 0.65% for income after waivers and reimbursements and 0.65% before waivers and reimbursements.
(bb)	Includes income resulting from a special dividend. Without this dividend, the ratios for Class K would be 0.86% for income after waivers and reimbursements and 0.86% before waivers and reimbursements.

See Notes to Financial Statements.

ATM INTERNATIONAL MANAGED VOLATILITY PORTFOLIO (Unaudited)

INVESTMENT MANAGER

➢	AXA Equitable Funds Management Group, LLC

INVESTMENT SUB-ADVISERS

➢	AllianceBernstein L.P.

➢	BlackRock Investment Management, LLC

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/17
	1 Year	5 Years	Since Incept.
Portfolio – Class K Shares*	24.56%	6.79%	6.73%
Volatility Managed Index – International II	25.03	7.11	7.88
International Proxy Index	24.36	7.84	8.40
Volatility Managed Index – International Proxy II	24.48	7.36	8.02
MSCI EAFE® Index	25.03	7.90	8.49
* Date of inception 8/26/11. Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class K shares returned 24.56% for the year ended December 31, 2017. This compares to the returns of the following benchmarks over the same period: the Volatility Managed Index — International II, the International Proxy Index, the Volatility Managed Index — International Proxy II and the MSCI EAFE® Index, which returned 25.03%, 24.36%, 24.48% and 25.03%, respectively.

Portfolio Highlights

What helped performance during the year:

•	The sectors that contributed the most to performance for the year ending December 31, 2017 were financials, industrials, consumer discretionary, consumer staples and materials.

•	The five stocks that contributed the most to performance for the year ending December 31, 2017 were HSBC Holdings plc, Nestle SA, AIA Group Ltd., Novo-Nordisk A/S and Royal Dutch Shell.

What hurt performance during the year:

•	The sectors that detracted the most from performance for the year ending December 31, 2017 were telecommunication services, utilities, real estate, energy and health care.

•

The five stocks that detracted the most from performance for the year ending December 31, 2017 were Teva Pharmaceutical Industries Ltd., Hennes & Mauritz AB, BT Group plc, Centrica plc and Subaru Corp.

How did derivatives contribute/detract from performance during the year?

•

The Portfolio maintains, or may invest in other portfolios that maintain, exposure to exchange-traded index futures, for purposes of liquidity and/or to adjust the Portfolio’s equity exposure during periods of high market volatility. The derivatives are typically offset by a roughly equal allocation to cash and cash equivalents, and had a minimal impact on performance relative to the index.

Sector Weightings as of December 31, 2017	Market Value	% of Net Assets
Financials	$325,010,057	19.1%
Industrials	224,694,526	13.2
Consumer Discretionary	189,203,476	11.2
Consumer Staples	171,689,651	10.1
Health Care	155,174,211	9.1
Materials	125,623,283	7.4
Information Technology	98,620,330	5.8
Energy	81,338,334	4.8
Telecommunication Services	59,811,610	3.5
Real Estate	54,672,110	3.2
Utilities	48,668,565	2.9
Repurchase Agreements	11,776,094	0.7
Cash and Other	152,774,471	9.0

		100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2017 and held for the entire six-month period.

ATM INTERNATIONAL MANAGED VOLATILITY PORTFOLIO (Unaudited)

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/17	Ending Account Value 12/31/17	Expenses Paid During Period* 7/1/17 - 12/31/17
Class K
Actual	$1,000.00	$1,094.28	$3.52
Hypothetical (5% average annual return before expenses)	1,000.00	1,021.84	3.40

*  Expenses are equal to the Portfolio’s Class K shares annualized expense ratio of 0.67%, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

EQ ADVISORS TRUST

ATM INTERNATIONAL MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2017

	Number of Shares	Value (Note 1)

COMMON STOCKS:
Australia (6.3%)
AGL Energy Ltd.	66,511	$1,264,167
Alumina Ltd. (x)	236,885	449,136
Amcor Ltd.	116,568	1,402,483
AMP Ltd. (x)	297,208	1,203,543
APA Group	117,791	765,581
Aristocrat Leisure Ltd.	55,418	1,024,785
ASX Ltd.	19,409	830,793
Aurizon Holdings Ltd.	216,942	839,574
AusNet Services	188,138	264,964
Australia & New Zealand Banking Group Ltd.	299,533	6,716,843
Bank of Queensland Ltd.	39,169	388,744
Bendigo & Adelaide Bank Ltd.	52,221	475,499
BHP Billiton Ltd.	327,500	7,556,077
BHP Billiton plc	215,371	4,427,173
BlueScope Steel Ltd.	56,153	673,412
Boral Ltd. (x)	115,087	699,516
Brambles Ltd.	156,900	1,232,782
Caltex Australia Ltd.	27,829	739,347
Challenger Ltd.	58,436	639,693
CIMIC Group Ltd.	9,660	387,790
Coca-Cola Amatil Ltd.	55,644	369,472
Cochlear Ltd.	5,698	761,265
Commonwealth Bank of Australia	176,611	11,070,911
Computershare Ltd.	46,866	596,045
Crown Resorts Ltd.	40,435	410,773
CSL Ltd.	46,141	5,087,014
Dexus (REIT)	105,576	803,163
Domino’s Pizza Enterprises Ltd. (x)	6,783	247,157
Flight Centre Travel Group Ltd. (x)	5,636	194,545
Fortescue Metals Group Ltd.	156,526	595,991
Goodman Group (REIT)	183,030	1,202,453
GPT Group (The) (REIT)	192,758	768,541
Harvey Norman Holdings Ltd.	55,276	179,848
Healthscope Ltd. (x)	186,574	305,706
Incitec Pivot Ltd.	168,575	512,969
Insurance Australia Group Ltd.	246,783	1,394,080
LendLease Group	54,976	701,334
Macquarie Group Ltd.	33,015	2,566,464
Medibank Pvt Ltd.	291,423	748,089
Mirvac Group (REIT)	395,826	725,782
National Australia Bank Ltd.	273,841	6,318,057
Newcrest Mining Ltd.	77,641	1,382,422
Oil Search Ltd.	143,799	874,032
Orica Ltd.	35,275	498,172
Origin Energy Ltd.*	171,171	1,258,099
QBE Insurance Group Ltd.	139,656	1,163,763
Ramsay Health Care Ltd. (x)	14,163	774,874
REA Group Ltd.	5,827	348,490
Santos Ltd.*	192,462	818,418
Scentre Group (REIT)	546,779	1,787,556
SEEK Ltd. (x)	33,970	503,862
Sonic Healthcare Ltd.	41,706	743,890
South32 Ltd.	530,781	1,445,355
Stockland (REIT)	229,629	802,673
Suncorp Group Ltd.	131,683	1,424,055

Sydney Airport	114,130	627,802
Tabcorp Holdings Ltd. (x)	193,483	842,385
Telstra Corp. Ltd.	429,907	1,217,629
TPG Telecom Ltd. (x)	37,702	193,270
Transurban Group	226,679	2,198,448
Treasury Wine Estates Ltd.	75,163	935,989
Vicinity Centres (REIT)	354,829	753,046
Wesfarmers Ltd.	115,619	4,007,205
Westfield Corp. (REIT)	200,762	1,486,557
Westpac Banking Corp.	346,128	8,466,580
Woodside Petroleum Ltd. (x)	80,605	2,080,469
Woolworths Group Ltd.	131,928	2,810,175

		106,986,777

Austria (0.2%)
ANDRITZ AG	7,926	447,779
Erste Group Bank AG*	30,573	1,324,440
OMV AG	15,034	952,976
Raiffeisen Bank International AG*	15,691	568,571
voestalpine AG	11,611	694,414

		3,988,180

Belgium (1.0%)
Ageas	19,935	973,863
Anheuser-Busch InBev SA	77,698	8,682,132
Colruyt SA	6,513	338,842
Groupe Bruxelles Lambert SA	8,008	864,660
KBC Group NV	25,613	2,185,335
Proximus SADP	15,045	493,715
Solvay SA	7,528	1,046,863
Telenet Group Holding NV*	5,029	350,518
UCB SA	12,933	1,026,959
Umicore SA	20,083	950,731

		16,913,618

Chile (0.0%)
Antofagasta plc	38,681	524,863

China (0.2%)
BOC Hong Kong Holdings Ltd.	376,623	1,908,941
Minth Group Ltd.	73,900	445,981
Yangzijiang Shipbuilding Holdings Ltd.	200,899	220,810

		2,575,732

Colombia (0.0%)
Millicom International Cellular SA (SDR)	6,852	462,753

Denmark (1.6%)
AP Moller – Maersk A/S, Class A	379	632,817
AP Moller – Maersk A/S, Class B	658	1,149,567
Carlsberg A/S, Class B	11,259	1,351,871
Chr Hansen Holding A/S	10,041	941,844
Coloplast A/S, Class B	12,211	971,220
Danske Bank A/S	77,367	3,012,534
DSV A/S	19,401	1,527,766
Genmab A/S*	6,147	1,019,431
H Lundbeck A/S	7,559	383,755
ISS A/S	18,197	704,746

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM INTERNATIONAL MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

	Number of Shares	Value (Note 1)

Novo Nordisk A/S, Class B	190,119	$10,249,457
Novozymes A/S, Class B	22,903	1,308,543
Orsted A/S(m)	17,629	962,326
Pandora A/S	10,936	1,190,592
TDC A/S	81,310	499,678
Tryg A/S	11,766	294,306
Vestas Wind Systems A/S	22,003	1,520,603
William Demant Holding A/S*	10,981	307,058

		28,028,114

Finland (0.8%)
Elisa OYJ	15,140	594,383
Fortum OYJ	45,204	894,927
Kone OYJ, Class B	34,781	1,868,758
Metso OYJ	12,057	411,864
Neste OYJ	13,091	837,981
Nokia OYJ	594,848	2,779,258
Nokian Renkaat OYJ	11,783	534,410
Orion OYJ, Class B	10,787	402,262
Sampo OYJ, Class A	45,645	2,508,335
Stora Enso OYJ, Class R	54,139	858,754
UPM-Kymmene OYJ	54,350	1,689,639
Wartsila OYJ Abp (x)	15,137	955,328

		14,335,899

France (9.4%)
Accor SA	18,664	962,942
Aeroports de Paris	3,151	599,245
Air Liquide SA	43,546	5,488,723
Airbus SE	59,230	5,898,571
Alstom SA	15,423	640,375
Amundi SA (m)	6,173	523,282
Arkema SA	6,866	836,586
Atos SE	9,878	1,438,255
AXA SA‡	197,764	5,869,297
BioMerieux	4,231	379,169
BNP Paribas SA	114,574	8,557,608
Bollore SA	88,319	479,830
Bouygues SA	22,132	1,150,101
Bureau Veritas SA	26,004	711,069
Capgemini SE	16,741	1,986,373
Carrefour SA	59,350	1,284,648
Casino Guichard Perrachon SA	6,068	368,112
Cie de Saint-Gobain	51,422	2,836,906
Cie Generale des Etablissements Michelin	17,489	2,508,658
CNP Assurances	17,511	404,559
Credit Agricole SA	115,475	1,912,027
Danone SA	61,554	5,166,197
Dassault Aviation SA	269	418,910
Dassault Systemes SE	13,009	1,382,788
Edenred	24,248	703,492
Eiffage SA	7,769	851,438
Electricite de France SA	58,549	732,005
Engie SA	181,218	3,116,922
Essilor International Cie Generale d’Optique SA	21,188	2,922,307
Eurazeo SA	4,163	384,613
Eutelsat Communications SA	18,931	438,274
Faurecia	7,752	605,790
Fonciere Des Regions (REIT)	3,328	377,268
Gecina SA (REIT)	4,812	888,569

Getlink SE	48,230	620,353
Hermes International	3,235	1,732,126
ICADE (REIT)	2,892	284,294
Iliad SA	2,666	638,960
Imerys SA	4,058	382,411
Ingenico Group SA	5,760	615,160
Ipsen SA	4,077	487,075
JCDecaux SA	8,007	322,850
Kering	7,737	3,648,313
Klepierre SA (REIT)	22,365	983,892
Lagardere SCA	11,324	363,183
Legrand SA	27,163	2,092,050
L’Oreal SA	25,692	5,701,370
LVMH Moet Hennessy Louis Vuitton SE	28,435	8,372,492
Natixis SA	95,854	758,609
Orange SA	203,416	3,532,894
Pernod Ricard SA	21,681	3,432,540
Peugeot SA	55,545	1,129,977
Publicis Groupe SA	21,723	1,476,545
Remy Cointreau SA	2,459	340,775
Renault SA	19,123	1,925,292
Rexel SA	30,049	545,141
Safran SA	33,548	3,458,098
Sanofi	115,861	9,988,287
Schneider Electric SE*	57,800	4,914,235
SCOR SE	18,079	727,661
SEB SA	2,280	422,522
Societe BIC SA	3,202	352,150
Societe Generale SA	78,246	4,041,683
Sodexo SA	9,197	1,236,474
Suez	38,839	683,403
Teleperformance	5,900	845,600
Thales SA	10,835	1,168,474
TOTAL SA	242,251	13,383,663
Ubisoft Entertainment SA*	6,440	495,612
Unibail-Rodamco SE (REIT)	10,198	2,569,575
Valeo SA	24,548	1,834,095
Veolia Environnement SA	50,510	1,289,359
Vinci SA	51,456	5,257,117
Vivendi SA	105,306	2,832,798
Wendel SA	2,871	497,425
Zodiac Aerospace	21,713	649,485

		158,858,927

Germany (8.9%)
adidas AG	19,201	3,850,855
Allianz SE (Registered)	45,839	10,532,485
Axel Springer SE	4,655	363,771
BASF SE	93,659	10,309,443
Bayer AG (Registered)	84,326	10,522,569
Bayerische Motoren Werke AG	33,758	3,517,009
Bayerische Motoren Werke AG (Preference)(q)	5,810	520,325
Beiersdorf AG	10,171	1,194,740
Brenntag AG	15,691	993,493
Commerzbank AG*	108,410	1,626,597
Continental AG	11,232	3,032,935
Covestro AG (m)	12,396	1,279,553
Daimler AG (Registered)	98,184	8,340,670
Deutsche Bank AG (Registered)	209,852	3,997,181

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM INTERNATIONAL MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

	Number of Shares	Value (Note 1)

Deutsche Boerse AG	19,909	$2,312,340
Deutsche Lufthansa AG (Registered)	24,707	910,685
Deutsche Post AG (Registered)	99,005	4,721,948
Deutsche Telekom AG (Registered)	339,791	6,031,895
Deutsche Wohnen SE	36,213	1,584,193
Drillisch AG	5,415	447,201
E.ON SE	224,199	2,437,456
Evonik Industries AG	17,032	641,072
Fraport AG Frankfurt Airport Services Worldwide	4,286	472,395
Fresenius Medical Care AG & Co. KGaA	22,011	2,318,261
Fresenius SE & Co. KGaA	42,448	3,314,095
FUCHS PETROLUB SE (Preference) (q)	7,551	400,908
GEA Group AG	18,664	895,984
Hannover Rueck SE	6,077	764,877
HeidelbergCement AG	15,195	1,645,413
Henkel AG & Co. KGaA	10,595	1,271,241
Henkel AG & Co. KGaA (Preference) (q)	18,191	2,408,551
HOCHTIEF AG	2,101	372,083
HUGO BOSS AG	6,650	566,030
Infineon Technologies AG	115,790	3,172,481
Innogy SE (m)	13,699	537,071
K+S AG (Registered)	20,327	506,201
KION Group AG	7,516	649,121
LANXESS AG	9,593	763,009
Linde AG (Aquis Stock Exchange)*	13,234	3,090,811
Linde AG (Turquoise Stock Exchange)	5,839	1,270,875
MAN SE	3,597	411,733
Merck KGaA	13,135	1,414,463
METRO AG*	17,252	344,652
MTU Aero Engines AG	5,310	951,858
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen (Registered)	15,854	3,438,303
OSRAM Licht AG	9,819	882,775
Porsche Automobil Holding SE (Preference) (q)	16,160	1,353,005
ProSiebenSat.1 Media SE	22,445	773,044
RWE AG*	54,172	1,104,971
SAP SE	100,219	11,237,154
Schaeffler AG (Preference) (q)	18,612	330,173
Siemens AG (Registered)	78,009	10,871,535
Symrise AG	12,415	1,066,861
Telefonica Deutschland Holding AG	78,831	395,934
thyssenkrupp AG	44,058	1,280,077
TUI AG	44,589	927,108
Uniper SE	20,551	641,111
United Internet AG (Registered)	12,309	846,852
Volkswagen AG	3,467	701,772
Volkswagen AG (Preference) (q)	18,924	3,779,407
Vonovia SE	49,128	2,439,784

Wirecard AG	11,986	1,338,477
Zalando SE (m)*	10,670	564,778

		150,683,650

Hong Kong (3.1%)
AIA Group Ltd.	1,231,100	10,502,290
ASM Pacific Technology Ltd. (x)	26,977	376,021
Bank of East Asia Ltd. (The)	120,221	520,870
CK Asset Holdings Ltd.	263,480	2,303,344
CK Hutchison Holdings Ltd.	275,080	3,453,970
CK Infrastructure Holdings Ltd.	68,913	592,294
CLP Holdings Ltd.	168,428	1,723,548
First Pacific Co. Ltd.	250,600	169,999
Galaxy Entertainment Group Ltd.	238,000	1,910,007
Hang Lung Group Ltd.	98,900	363,936
Hang Lung Properties Ltd.	217,511	531,747
Hang Seng Bank Ltd.	78,779	1,956,153
Henderson Land Development Co. Ltd.	116,733	769,469
HK Electric Investments & HK Electric Investments Ltd. (m)(x)	313,000	286,445
HKT Trust & HKT Ltd.	341,511	435,366
Hong Kong & China Gas Co. Ltd.	853,341	1,673,293
Hong Kong Exchanges & Clearing Ltd.	119,402	3,664,809
Hongkong Land Holdings Ltd.	123,400	865,034
Hutchison Port Holdings Trust (OTC Exchange), Class U	106,500	42,813
Hutchison Port Holdings Trust (Singapore Stock Exchange), Class U	469,100	194,677
Hysan Development Co. Ltd.	60,707	322,073
Jardine Matheson Holdings Ltd.	22,200	1,341,324
Jardine Strategic Holdings Ltd.	22,100	868,972
Kerry Properties Ltd.	50,224	225,958
Kingston Financial Group Ltd.	412,900	396,366
Li & Fung Ltd. (x)	647,550	355,567
Link REIT (REIT)	224,419	2,081,079
Melco Resorts & Entertainment Ltd. (ADR)	25,949	753,559
MTR Corp. Ltd.	161,516	946,829
New World Development Co. Ltd.	600,113	901,761
NWS Holdings Ltd.	163,762	295,544
PCCW Ltd.	479,965	278,905
Power Assets Holdings Ltd.	140,914	1,189,486
Sands China Ltd.	240,696	1,243,091
Shangri-La Asia Ltd.	97,535	221,465
Sino Land Co. Ltd.	320,800	568,278
SJM Holdings Ltd. (x)	205,200	183,851
Sun Hung Kai Properties Ltd.	147,993	2,470,070
Swire Pacific Ltd., Class A	52,612	487,207
Swire Properties Ltd.	116,100	374,475
Techtronic Industries Co. Ltd.	147,100	959,284
WH Group Ltd.(m)	820,600	926,383
Wharf Holdings Ltd. (The)	130,213	449,996
Wharf Real Estate Investment Co. Ltd.*	121,913	811,417

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM INTERNATIONAL MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

	Number of Shares	Value (Note 1)

Wheelock & Co. Ltd.	80,374	$574,038
Yue Yuen Industrial Holdings Ltd.	81,637	320,786

		51,883,849

Ireland (0.5%)
AerCap Holdings NV*	15,291	804,460
AIB Group plc	82,406	534,666
Bank of Ireland Group plc (Aquis Stock Exchange)	30	261
Bank of Ireland Group plc (Turquoise Stock Exchange)	92,386	786,473
CRH plc	85,253	3,064,121
James Hardie Industries plc (CHDI) (x)	44,756	789,910
Kerry Group plc (London Stock Exchange), Class A	5	561
Kerry Group plc (Turquoise Stock Exchange), Class A	16,268	1,825,041
Paddy Power Betfair plc	8,124	966,960
Ryanair Holdings plc (ADR)*	1,760	183,374

		8,955,827

Israel (0.4%)
Azrieli Group Ltd.	4,179	233,351
Bank Hapoalim BM	111,744	821,786
Bank Leumi Le-Israel BM	147,394	888,265
Bezeq The Israeli Telecommunication Corp. Ltd.	210,290	317,884
Check Point Software Technologies Ltd.*	13,250	1,372,965
Elbit Systems Ltd.	2,680	358,140
Frutarom Industries Ltd.	3,722	349,240
Israel Chemicals Ltd.	38,671	156,700
Mizrahi Tefahot Bank Ltd.	13,994	257,990
Nice Ltd.	6,376	576,280
Teva Pharmaceutical Industries Ltd. (ADR) (x)	94,859	1,797,578

		7,130,179

Italy (1.8%)
Assicurazioni Generali SpA	127,301	2,321,680
Atlantia SpA	46,374	1,464,493
Davide Campari-Milano SpA	58,649	453,535
Enel SpA	829,368	5,104,951
Eni SpA	259,408	4,295,259
Ferrari NV	12,539	1,315,678
Intesa Sanpaolo SpA	1,374,657	4,568,789
Intesa Sanpaolo SpA (RNC)	99,650	318,043
Leonardo SpA	37,209	442,881
Luxottica Group SpA	17,552	1,077,207
Mediobanca SpA	57,136	648,527
Poste Italiane SpA (m)	54,581	410,944
Prysmian SpA	21,283	694,335
Recordati SpA	11,333	503,938
Snam SpA	240,708	1,178,359
Telecom Italia SpA*	1,143,968	988,951
Telecom Italia SpA (RNC)	556,734	398,126
Terna Rete Elettrica Nazionale SpA	142,792	829,918
UniCredit SpA*	204,262	3,818,405

UnipolSai Assicurazioni SpA	84,769	198,029

		31,032,048

Japan (21.7%)
ABC-Mart, Inc.	3,611	207,350
Acom Co. Ltd. (x)*	45,976	193,819
Aeon Co. Ltd.	62,370	1,053,108
AEON Financial Service Co. Ltd.	11,303	263,227
Aeon Mall Co. Ltd.	11,031	215,774
Air Water, Inc.	15,754	332,487
Aisin Seiki Co. Ltd.	18,113	1,017,575
Ajinomoto Co., Inc.	54,567	1,027,172
Alfresa Holdings Corp.	18,994	446,214
Alps Electric Co. Ltd.	20,654	590,245
Amada Holdings Co. Ltd.	34,399	468,321
ANA Holdings, Inc.	12,626	527,339
Aozora Bank Ltd.	12,370	481,406
Asahi Glass Co. Ltd.	21,205	918,397
Asahi Group Holdings Ltd.	39,472	1,958,274
Asahi Kasei Corp.	128,056	1,651,914
Asics Corp. (x)	15,938	254,046
Astellas Pharma, Inc.	210,819	2,688,679
Bandai Namco Holdings, Inc.	21,241	694,680
Bank of Kyoto Ltd. (The)	5,611	292,315
Benesse Holdings, Inc.	7,408	261,343
Bridgestone Corp.	66,313	3,082,738
Brother Industries Ltd.	23,720	585,237
Calbee, Inc.	8,612	280,124
Canon, Inc.	108,807	4,055,819
Casio Computer Co. Ltd.	19,584	281,745
Central Japan Railway Co.	14,650	2,623,803
Chiba Bank Ltd. (The)	75,041	624,703
Chubu Electric Power Co., Inc.	67,635	840,673
Chugai Pharmaceutical Co. Ltd.	22,869	1,171,104
Chugoku Electric Power Co., Inc. (The)	27,165	291,962
Coca-Cola Bottlers Japan, Inc.	12,274	448,258
Concordia Financial Group Ltd.	120,485	727,134
Credit Saison Co. Ltd.	16,811	305,858
CYBERDYNE, Inc. (x)*	11,614	200,069
Dai Nippon Printing Co. Ltd.	25,808	575,598
Daicel Corp.	27,706	315,235
Daifuku Co. Ltd.	10,051	547,709
Dai-ichi Life Holdings, Inc.	109,728	2,263,216
Daiichi Sankyo Co. Ltd.	57,849	1,507,899
Daikin Industries Ltd.	25,421	3,008,556
Daito Trust Construction Co. Ltd.	6,898	1,406,537
Daiwa House Industry Co. Ltd.	57,430	2,205,455
Daiwa House REIT Investment Corp. (REIT)	162	384,889
Daiwa Securities Group, Inc.	164,811	1,033,991
DeNA Co. Ltd. (x)	12,019	247,794
Denso Corp.	48,616	2,918,039
Dentsu, Inc.	21,212	898,933
Disco Corp.	2,797	622,328
Don Quijote Holdings Co. Ltd.	11,029	576,533
East Japan Railway Co.	33,481	3,267,128
Eisai Co. Ltd.	27,071	1,541,491
Electric Power Development Co. Ltd.	13,486	363,257

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM INTERNATIONAL MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

	Number of Shares	Value (Note 1)

FamilyMart UNY Holdings Co. Ltd.	7,553	$529,565
FANUC Corp.	19,773	4,748,679
Fast Retailing Co. Ltd.	5,400	2,152,332
Fuji Electric Co. Ltd.	60,170	453,378
FUJIFILM Holdings Corp.	41,752	1,706,394
Fujitsu Ltd.	204,548	1,457,206
Fukuoka Financial Group, Inc.	76,274	428,502
Hachijuni Bank Ltd. (The)	36,952	212,185
Hakuhodo DY Holdings, Inc.	24,652	320,088
Hamamatsu Photonics KK	12,961	435,964
Hankyu Hanshin Holdings, Inc.	25,321	1,018,009
Hikari Tsushin, Inc.	2,060	296,179
Hino Motors Ltd.	27,925	361,842
Hirose Electric Co. Ltd.	3,362	491,432
Hisamitsu Pharmaceutical Co., Inc.	6,147	372,612
Hitachi Chemical Co. Ltd.	10,937	280,911
Hitachi Construction Machinery Co. Ltd.	11,788	428,417
Hitachi High-Technologies Corp.	7,355	310,062
Hitachi Ltd.	492,610	3,838,139
Hitachi Metals Ltd.	22,641	325,122
Honda Motor Co. Ltd.	175,463	6,014,095
Hoshizaki Corp.	5,396	478,421
Hoya Corp.	39,501	1,973,034
Hulic Co. Ltd.	33,104	371,952
Idemitsu Kosan Co. Ltd.	10,881	436,978
IHI Corp.	16,696	555,669
Iida Group Holdings Co. Ltd.	16,286	307,147
Inpex Corp.	95,607	1,195,565
Isetan Mitsukoshi Holdings Ltd.	34,016	421,747
Isuzu Motors Ltd.	54,911	919,610
ITOCHU Corp.	152,563	2,847,482
J Front Retailing Co. Ltd.	26,146	492,638
Japan Airlines Co. Ltd.	11,936	466,953
Japan Airport Terminal Co. Ltd.	4,358	161,672
Japan Exchange Group, Inc.	54,111	941,750
Japan Post Bank Co. Ltd.	41,562	541,127
Japan Post Holdings Co. Ltd.	160,301	1,838,109
Japan Prime Realty Investment Corp. (REIT)	85	270,069
Japan Real Estate Investment Corp. (REIT)	126	598,269
Japan Retail Fund Investment Corp. (REIT)	280	513,406
Japan Tobacco, Inc.	111,687	3,599,161
JFE Holdings, Inc.	53,168	1,276,881
JGC Corp.	22,262	430,521
JSR Corp.	20,690	407,281
JTEKT Corp.	23,239	399,296
JXTG Holdings, Inc.	313,843	2,024,973
Kajima Corp.	93,833	902,729
Kakaku.com, Inc. (x)	16,293	275,466
Kamigumi Co. Ltd.	11,251	248,935
Kaneka Corp.	29,057	265,362
Kansai Electric Power Co., Inc. (The)	71,819	879,611
Kansai Paint Co. Ltd.	22,144	575,439
Kao Corp.	50,500	3,414,773

Kawasaki Heavy Industries Ltd.	16,160	567,231
KDDI Corp.	184,636	4,595,622
Keihan Holdings Co. Ltd.	10,322	304,141
Keikyu Corp.	23,119	444,221
Keio Corp.	10,424	458,406
Keisei Electric Railway Co. Ltd.	13,860	445,291
Keyence Corp.	9,909	5,550,975
Kikkoman Corp.	15,783	638,744
Kintetsu Group Holdings Co. Ltd.	18,034	691,430
Kirin Holdings Co. Ltd.	88,698	2,236,048
Kobe Steel Ltd.	33,335	309,164
Koito Manufacturing Co. Ltd.	11,718	823,666
Komatsu Ltd.	94,167	3,408,148
Konami Holdings Corp.	9,894	544,422
Konica Minolta, Inc.	51,264	493,190
Kose Corp.	3,258	508,615
Kubota Corp.	107,528	2,108,570
Kuraray Co. Ltd.	36,510	688,886
Kurita Water Industries Ltd.	10,825	351,626
Kyocera Corp.	32,648	2,136,354
Kyowa Hakko Kirin Co. Ltd.	26,550	513,445
Kyushu Electric Power Co., Inc.	42,538	445,861
Kyushu Financial Group, Inc.	25,666	155,351
Kyushu Railway Co.	17,405	539,876
Lawson, Inc.	5,465	363,282
LINE Corp.*	4,969	202,641
Lion Corp.	21,961	416,124
LIXIL Group Corp.	26,306	712,077
M3, Inc.	22,567	794,126
Mabuchi Motor Co. Ltd.	4,733	256,655
Makita Corp.	22,938	963,935
Marubeni Corp.	162,583	1,177,581
Marui Group Co. Ltd.	19,508	357,178
Maruichi Steel Tube Ltd.	6,573	192,509
Mazda Motor Corp.	57,051	765,321
McDonald’s Holdings Co. Japan Ltd. (x)	7,031	309,196
Mebuki Financial Group, Inc.	88,293	373,781
Medipal Holdings Corp.	18,201	356,509
MEIJI Holdings Co. Ltd.	12,200	1,038,367
MINEBEA MITSUMI, Inc.	39,240	822,934
MISUMI Group, Inc.	29,202	850,078
Mitsubishi Chemical Holdings Corp.	144,321	1,583,784
Mitsubishi Corp.	154,042	4,255,893
Mitsubishi Electric Corp.	196,993	3,271,998
Mitsubishi Estate Co. Ltd.	127,399	2,216,126
Mitsubishi Gas Chemical Co., Inc.	19,006	545,679
Mitsubishi Heavy Industries Ltd.	33,489	1,251,286
Mitsubishi Materials Corp.	10,689	380,412
Mitsubishi Motors Corp.	71,628	517,463
Mitsubishi Tanabe Pharma Corp.	22,351	462,592
Mitsubishi UFJ Financial Group, Inc.	1,215,906	8,917,903
Mitsubishi UFJ Lease & Finance Co. Ltd.	49,284	293,495
Mitsui & Co. Ltd.	173,860	2,826,816
Mitsui Chemicals, Inc.	18,306	588,944

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM INTERNATIONAL MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

	Number of Shares	Value (Note 1)

Mitsui Fudosan Co. Ltd.	91,110	$2,041,737
Mitsui OSK Lines Ltd.	11,011	367,441
Mixi, Inc.	4,305	193,329
Mizuho Financial Group, Inc.	2,459,554	4,466,162
MS&AD Insurance Group Holdings, Inc.	47,846	1,619,566
Murata Manufacturing Co. Ltd.	19,505	2,617,401
Nabtesco Corp.	10,128	388,311
Nagoya Railroad Co. Ltd.	17,307	435,766
NEC Corp.	27,789	749,754
Nexon Co. Ltd.*	19,585	570,125
NGK Insulators Ltd.	28,402	536,405
NGK Spark Plug Co. Ltd.	17,358	421,953
NH Foods Ltd.	18,784	458,118
Nidec Corp.	24,392	3,422,565
Nikon Corp.	35,801	721,263
Nintendo Co. Ltd.	11,603	4,241,647
Nippon Building Fund, Inc. (REIT)	131	640,612
Nippon Electric Glass Co. Ltd.	8,842	337,421
Nippon Express Co. Ltd.	8,430	560,379
Nippon Paint Holdings Co. Ltd. (x)	17,425	551,321
Nippon Prologis REIT, Inc. (REIT)	184	389,148
Nippon Steel & Sumitomo Metal Corp.	77,381	1,985,431
Nippon Telegraph & Telephone Corp.	70,496	3,316,612
Nippon Yusen KK*	17,842	435,302
Nissan Chemical Industries Ltd.	12,386	494,121
Nissan Motor Co. Ltd.	236,279	2,355,975
Nisshin Seifun Group, Inc.	20,006	404,115
Nissin Foods Holdings Co. Ltd.	5,875	429,121
Nitori Holdings Co. Ltd.	8,197	1,168,714
Nitto Denko Corp.	16,635	1,477,846
NOK Corp.	10,123	236,376
Nomura Holdings, Inc.	376,051	2,219,761
Nomura Real Estate Holdings, Inc.	12,946	290,229
Nomura Real Estate Master Fund, Inc. (REIT)	404	501,616
Nomura Research Institute Ltd.	12,168	565,878
NSK Ltd.	35,718	562,358
NTT Data Corp.	61,016	725,098
NTT DOCOMO, Inc.	138,501	3,270,922
Obayashi Corp.	66,405	803,873
Obic Co. Ltd.	6,036	443,560
Odakyu Electric Railway Co. Ltd.	30,069	643,144
Oji Holdings Corp.	88,967	592,192
Olympus Corp.	29,686	1,138,172
Omron Corp.	19,901	1,186,907
Ono Pharmaceutical Co. Ltd.	42,101	981,205
Oracle Corp. Japan	3,946	327,097
Oriental Land Co. Ltd.	22,277	2,030,484
ORIX Corp.	134,310	2,270,188
Osaka Gas Co. Ltd.	37,168	715,816
Otsuka Corp.	5,476	419,904
Otsuka Holdings Co. Ltd.	40,148	1,763,056
Panasonic Corp.	225,067	3,294,857

Park24 Co. Ltd.	10,790	258,271
Persol Holdings Co. Ltd.	18,077	453,068
Pola Orbis Holdings, Inc.	10,008	351,290
Rakuten, Inc.	94,649	867,318
Recruit Holdings Co. Ltd.	111,413	2,768,639
Renesas Electronics Corp.*	52,635	613,355
Resona Holdings, Inc.	224,783	1,342,813
Ricoh Co. Ltd.	70,279	653,047
Rinnai Corp.	3,791	343,184
Rohm Co. Ltd.	9,896	1,096,091
Ryohin Keikaku Co. Ltd.	2,337	728,012
Sankyo Co. Ltd.	5,047	158,790
Santen Pharmaceutical Co. Ltd.	35,012	550,311
SBI Holdings, Inc.	21,588	451,399
Secom Co. Ltd.	21,109	1,593,737
Sega Sammy Holdings, Inc.	19,064	236,534
Seibu Holdings, Inc.	19,761	373,736
Seiko Epson Corp.	27,847	657,157
Sekisui Chemical Co. Ltd.	39,628	795,549
Sekisui House Ltd.	59,882	1,081,782
Seven & i Holdings Co. Ltd.	76,770	3,190,716
Seven Bank Ltd.	69,050	236,550
Sharp Corp. (x)*	15,988	549,133
Shimadzu Corp.	25,665	583,570
Shimamura Co. Ltd.	2,294	252,457
Shimano, Inc.	7,227	1,016,623
Shimizu Corp.	54,591	563,958
Shin-Etsu Chemical Co. Ltd.	39,624	4,026,579
Shinsei Bank Ltd.	18,297	316,493
Shionogi & Co. Ltd.	30,435	1,646,880
Shiseido Co. Ltd.	38,759	1,873,366
Shizuoka Bank Ltd. (The)	49,703	513,462
Showa Shell Sekiyu KK	18,630	252,974
SMC Corp.	5,856	2,410,484
SoftBank Group Corp.	84,131	6,660,293
Sohgo Security Services Co. Ltd.	7,180	390,623
Sompo Holdings, Inc.	35,921	1,391,251
Sony Corp.	128,945	5,816,973
Sony Financial Holdings, Inc.	18,286	323,930
Stanley Electric Co. Ltd.	14,412	585,178
Start Today Co. Ltd.	20,169	613,080
Subaru Corp.	62,326	1,981,931
SUMCO Corp.	23,939	613,586
Sumitomo Chemical Co. Ltd.	164,129	1,179,893
Sumitomo Corp.	120,979	2,056,133
Sumitomo Dainippon Pharma Co. Ltd. (x)	16,838	250,160
Sumitomo Electric Industries Ltd.	76,827	1,298,917
Sumitomo Heavy Industries Ltd.	11,993	507,713
Sumitomo Metal Mining Co. Ltd.	25,250	1,160,368
Sumitomo Mitsui Financial Group, Inc.	137,054	5,921,268
Sumitomo Mitsui Trust Holdings, Inc.	33,418	1,326,636
Sumitomo Realty & Development Co. Ltd.	37,301	1,225,876
Sumitomo Rubber Industries Ltd.	18,657	347,061
Sundrug Co. Ltd.	8,322	387,018

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM INTERNATIONAL MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

	Number of Shares	Value (Note 1)

Suntory Beverage & Food Ltd.	13,769	$612,227
Suruga Bank Ltd.	18,512	397,102
Suzuken Co. Ltd.	7,613	313,168
Suzuki Motor Corp.	35,053	2,032,716
Sysmex Corp.	15,703	1,236,171
T&D Holdings, Inc.	53,631	917,213
Taiheiyo Cement Corp.	11,518	497,316
Taisei Corp.	20,449	1,018,140
Taisho Pharmaceutical Holdings Co. Ltd.	3,257	260,155
Taiyo Nippon Sanso Corp.	14,860	207,981
Takashimaya Co. Ltd.	30,069	316,502
Takeda Pharmaceutical Co. Ltd.	72,373	4,111,467
TDK Corp.	13,253	1,057,417
Teijin Ltd.	20,697	461,056
Terumo Corp.	33,386	1,582,261
THK Co. Ltd.	10,935	410,517
Tobu Railway Co. Ltd.	20,434	660,127
Toho Co. Ltd.	12,591	436,369
Toho Gas Co. Ltd.	8,706	238,753
Tohoku Electric Power Co., Inc.	46,746	597,834
Tokio Marine Holdings, Inc.	69,065	3,151,215
Tokyo Electric Power Co. Holdings, Inc.*	140,186	554,896
Tokyo Electron Ltd.	15,941	2,886,145
Tokyo Gas Co. Ltd.	39,383	901,256
Tokyo Tatemono Co. Ltd.	22,042	297,741
Tokyu Corp.	54,103	863,343
Tokyu Fudosan Holdings Corp.	54,709	395,721
Toppan Printing Co. Ltd.	52,425	474,117
Toray Industries, Inc.	149,481	1,409,572
Toshiba Corp.*	664,556	1,869,663
Tosoh Corp.	29,148	660,697
TOTO Ltd.	14,469	853,950
Toyo Seikan Group Holdings Ltd.	18,284	293,712
Toyo Suisan Kaisha Ltd.	9,428	402,892
Toyoda Gosei Co. Ltd.	6,538	166,359
Toyota Industries Corp.	16,289	1,046,660
Toyota Motor Corp.	266,144	17,037,468
Toyota Tsusho Corp.	21,213	853,791
Trend Micro, Inc.	12,467	707,026
Tsuruha Holdings, Inc.	3,660	497,637
Unicharm Corp.	41,169	1,070,376
United Urban Investment Corp. (REIT)	331	476,193
USS Co. Ltd.	21,026	445,246
West Japan Railway Co.	16,681	1,217,968
Yahoo Japan Corp.	141,139	647,605
Yakult Honsha Co. Ltd.	9,407	709,647
Yamada Denki Co. Ltd. (x)	69,307	381,980
Yamaguchi Financial Group, Inc.	21,319	253,349
Yamaha Corp.	16,101	594,455
Yamaha Motor Co. Ltd.	28,438	932,580
Yamato Holdings Co. Ltd.	37,232	749,266
Yamazaki Baking Co. Ltd.	14,609	284,854
Yaskawa Electric Corp.	25,812	1,137,400
Yokogawa Electric Corp.	24,447	468,219
Yokohama Rubber Co. Ltd. (The) (x)	12,579	308,460

		368,976,128

Jersey (0.1%)
Randgold Resources Ltd.	9,722	972,648

Luxembourg (0.3%)
ArcelorMittal*	67,629	2,200,237
Eurofins Scientific SE	1,136	691,874
RTL Group SA	4,095	329,541
SES SA (FDR)	40,016	624,652
Tenaris SA	47,656	752,489

		4,598,793

Macau (0.0%)
MGM China Holdings Ltd.	78,800	238,533
Wynn Macau Ltd.	160,100	507,174

		745,707

Mexico (0.0%)
Fresnillo plc	23,040	444,525

Netherlands (4.1%)
ABN AMRO Group NV (CVA) (m)	41,162	1,328,543
Aegon NV	176,269	1,124,103
Akzo Nobel NV	25,749	2,255,948
Altice NV, Class A (x)*	51,600	541,485
ASML Holding NV	39,401	6,862,008
Boskalis Westminster	9,962	375,680
EXOR NV	11,017	675,478
Heineken Holding NV	11,460	1,134,261
Heineken NV	26,466	2,760,482
ING Groep NV	396,199	7,285,189
Koninklijke Ahold Delhaize NV	130,597	2,873,036
Koninklijke DSM NV	18,527	1,771,034
Koninklijke KPN NV	348,158	1,214,780
Koninklijke Philips NV	95,946	3,630,910
Koninklijke Vopak NV	7,738	339,532
NN Group NV	31,097	1,347,700
NXP Semiconductors NV*	35,283	4,131,287
Randstad Holding NV	12,919	794,264
Royal Dutch Shell plc, Class A	459,954	15,400,971
Royal Dutch Shell plc, Class B	381,933	12,935,502
Wolters Kluwer NV	30,825	1,608,124

		70,390,317

New Zealand (0.2%)
Auckland International Airport Ltd. (x)	92,230	423,555
Fisher & Paykel Healthcare Corp. Ltd.	57,745	587,258
Fletcher Building Ltd.	73,707	396,995
Mercury NZ Ltd.	75,068	179,286
Meridian Energy Ltd.	139,816	289,831
Ryman Healthcare Ltd.	34,732	260,668
Spark New Zealand Ltd.	196,272	504,926

		2,642,519

Norway (0.6%)
DNB ASA	100,959	1,870,249
Gjensidige Forsikring ASA	21,521	406,012
Marine Harvest ASA (x)*	42,777	724,186
Norsk Hydro ASA	136,642	1,037,638
Orkla ASA	83,115	881,197
Schibsted ASA, Class B	8,549	226,985

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM INTERNATIONAL MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

	Number of Shares	Value (Note 1)

Statoil ASA	116,835	$2,493,057
Telenor ASA	76,237	1,633,265
Yara International ASA	18,134	831,983

		10,104,572

Portugal (0.1%)
Banco Espirito Santo SA (Registered) (r)*	106,365	—
EDP – Energias de Portugal SA	239,671	829,638
Galp Energia SGPS SA	50,978	937,368
Jeronimo Martins SGPS SA	25,959	504,424

		2,271,430

Singapore (1.2%)
Ascendas REIT (REIT)	265,622	540,201
CapitaLand Commercial Trust (REIT)	264,040	381,021
CapitaLand Ltd.	277,407	732,174
CapitaLand Mall Trust (REIT)	213,482	339,988
City Developments Ltd.	44,234	413,087
ComfortDelGro Corp. Ltd.	182,450	270,104
DBS Group Holdings Ltd.	182,970	3,399,607
Genting Singapore plc	614,372	601,763
Global Logistic Properties Ltd.	260,300	655,883
Golden Agri-Resources Ltd. (x)	562,595	155,640
Jardine Cycle & Carriage Ltd.	10,460	318,074
Keppel Corp. Ltd.	148,125	814,026
Oversea-Chinese Banking Corp. Ltd.	320,525	2,969,311
SATS Ltd.	75,900	295,099
Sembcorp Industries Ltd. (x)	100,609	227,930
Singapore Airlines Ltd.	53,948	430,390
Singapore Exchange Ltd.	73,462	408,656
Singapore Press Holdings Ltd. (x)	167,597	332,074
Singapore Technologies Engineering Ltd.	165,879	404,326
Singapore Telecommunications Ltd.	831,945	2,220,676
StarHub Ltd.	74,052	157,799
Suntec REIT (REIT)	228,300	367,001
United Overseas Bank Ltd.	136,420	2,697,902
UOL Group Ltd.	50,715	336,343
Wilmar International Ltd. (x)	171,774	396,861

		19,865,936

South Africa (0.1%)
Investec plc	71,490	516,394
Mediclinic International plc (x)	41,796	366,519
Mondi plc	38,776	1,010,944

		1,893,857

Spain (2.9%)
Abertis Infraestructuras SA	72,031	1,603,210
ACS Actividades de Construccion y Servicios SA	24,647	964,662
Aena SME SA (m)	6,996	1,418,611
Amadeus IT Group SA	44,807	3,231,614
Banco Bilbao Vizcaya Argentaria SA	679,933	5,802,095
Banco de Sabadell SA	543,291	1,079,493
Banco Santander SA	1,647,198	10,828,644

Bankia SA	99,388	475,452
Bankinter SA	67,218	637,470
CaixaBank SA	365,532	1,705,651
Enagas SA	20,582	589,477
Endesa SA	33,242	712,154
Ferrovial SA	50,172	1,139,264
Gas Natural SDG SA	35,461	819,047
Grifols SA	30,194	884,876
Iberdrola SA	579,785	4,493,931
Industria de Diseno Textil SA	111,144	3,873,329
Mapfre SA	104,595	336,084
Red Electrica Corp. SA	43,816	983,634
Repsol SA	126,691	2,241,390
Siemens Gamesa Renewable Energy SA (x)	25,723	352,773
Telefonica SA	462,340	4,507,251

		48,680,112

Sweden (2.4%)
Alfa Laval AB	31,194	736,965
Assa Abloy AB, Class B	103,301	2,145,834
Atlas Copco AB, Class A	68,559	2,960,295
Atlas Copco AB, Class B	39,313	1,507,707
Boliden AB	27,976	956,963
Electrolux AB	24,583	792,053
Essity AB, Class B*	63,021	1,790,042
Getinge AB, Class B	22,696	329,244
Hennes & Mauritz AB, Class B (x)	96,694	1,995,623
Hexagon AB, Class B	26,034	1,304,064
Husqvarna AB, Class B	38,656	368,036
ICA Gruppen AB	8,079	293,393
Industrivarden AB, Class C	16,520	407,809
Investor AB, Class B	46,508	2,120,984
Kinnevik AB, Class B	23,773	803,629
L E Lundbergforetagen AB, Class B	4,323	323,048
Lundin Petroleum AB*	19,172	438,920
Nordea Bank AB	309,724	3,749,265
Sandvik AB	114,472	2,005,294
Securitas AB, Class B	33,180	579,217
Skandinaviska Enskilda Banken AB, Class A	156,733	1,839,961
Skanska AB, Class B	34,287	710,559
SKF AB, Class B	38,510	855,350
Svenska Handelsbanken AB, Class A	155,560	2,127,712
Swedbank AB, Class A	92,282	2,226,306
Swedish Match AB	18,749	738,706
Tele2 AB, Class B	36,036	442,812
Telefonaktiebolaget LM Ericsson, Class B (x)	310,127	2,035,857
Telia Co. AB	263,310	1,173,213
Volvo AB, Class B	158,107	2,943,148

		40,702,009

Switzerland (7.9%)
ABB Ltd. (Registered)	187,925	5,037,304
Adecco Group AG (Registered)*	16,440	1,257,737
Baloise Holding AG (Registered)	4,969	773,562

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM INTERNATIONAL MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

	Number of Shares	Value (Note 1)

Barry Callebaut AG (Registered)*	197	$411,002
Chocoladefabriken Lindt & Spruengli AG	112	683,873
Chocoladefabriken Lindt & Spruengli AG (Registered)	11	795,664
Cie Financiere Richemont SA (Registered)	53,229	4,823,357
Clariant AG (Registered)*	23,725	663,458
Coca-Cola HBC AG*	19,194	627,138
Credit Suisse Group AG (Registered)*	247,608	4,421,345
Dufry AG (Registered)*	3,811	566,693
EMS-Chemie Holding AG (Registered)	842	562,082
Ferguson plc	26,079	1,876,723
Geberit AG (Registered)	3,776	1,662,765
Givaudan SA (Registered)	939	2,170,073
Glencore plc*	1,247,674	6,569,733
Julius Baer Group Ltd.*	22,571	1,380,503
Kuehne + Nagel International AG (Registered)	5,660	1,001,950
LafargeHolcim Ltd. (Registered)*	46,476	2,620,818
Lonza Group AG (Registered)*	7,604	2,054,629
Nestle SA (Registered)	317,352	27,291,393
Novartis AG (Registered)	226,817	19,179,764
Pargesa Holding SA	4,044	350,678
Partners Group Holding AG (x)	1,777	1,218,160
Roche Holding AG	71,641	18,122,537
Schindler Holding AG	4,330	996,684
Schindler Holding AG (Registered)	1,858	420,431
SGS SA (Registered)	546	1,423,763
Sika AG	220	1,747,447
Sonova Holding AG (Registered)	5,343	834,527
STMicroelectronics NV	65,410	1,428,768
Straumann Holding AG (Registered)	1,055	745,413
Swatch Group AG (The)	3,157	1,287,487
Swatch Group AG (The) (Registered)	5,670	433,491
Swiss Life Holding AG (Registered)*	3,417	1,209,775
Swiss Prime Site AG (Registered)*	7,177	662,866
Swiss Re AG	32,113	3,007,144
Swisscom AG (Registered)	2,641	1,405,263
UBS Group AG (Registered)*	373,164	6,870,093
Vifor Pharma AG (x)	4,741	607,677
Zurich Insurance Group AG	15,433	4,697,448

		133,901,218

United Kingdom (14.1%)
3i Group plc	97,239	1,199,309
Admiral Group plc	20,074	542,600
Anglo American plc	135,994	2,845,073
Ashtead Group plc	50,952	1,370,353
Associated British Foods plc	36,375	1,384,950
AstraZeneca plc	129,075	8,924,398

Auto Trader Group plc (m)	92,545	440,822
Aviva plc	410,896	2,809,916
Babcock International Group plc (x)	23,406	222,949
BAE Systems plc	324,206	2,508,174
Barclays plc	1,737,106	4,763,413
Barratt Developments plc	105,548	922,724
Berkeley Group Holdings plc	13,063	740,225
BP plc	2,014,204	14,214,709
British American Tobacco plc	233,873	15,845,019
British Land Co. plc (The) (REIT)	96,979	905,424
BT Group plc	859,388	3,152,542
Bunzl plc	32,908	920,605
Burberry Group plc	45,166	1,092,777
Capita plc	71,702	388,105
Centrica plc	567,454	1,051,921
CNH Industrial NV	102,149	1,369,034
Cobham plc*	216,209	368,688
Coca-Cola European Partners plc	22,888	912,427
Compass Group plc	161,228	3,482,912
ConvaTec Group plc (m)	131,219	364,075
Croda International plc	12,788	763,835
DCC plc	9,064	913,549
Diageo plc	256,859	9,450,250
Direct Line Insurance Group plc	146,545	755,223
easyJet plc	12,638	249,805
Experian plc	95,049	2,099,485
Fiat Chrysler Automobiles NV*	112,159	2,006,498
G4S plc	157,866	569,091
GKN plc	169,826	732,354
GlaxoSmithKline plc	501,544	8,955,436
Hammerson plc (REIT)	83,789	618,809
Hargreaves Lansdown plc	27,395	666,512
HSBC Holdings plc	2,049,600	21,222,173
IMI plc	27,210	489,712
Imperial Brands plc	97,761	4,178,867
InterContinental Hotels Group plc	18,664	1,189,150
International Consolidated Airlines Group SA	67,843	589,021
Intertek Group plc	16,802	1,177,363
ITV plc	366,782	819,574
J Sainsbury plc (x)	162,337	529,099
John Wood Group plc	71,258	625,358
Johnson Matthey plc	19,725	818,925
Kingfisher plc	222,169	1,012,970
Land Securities Group plc (REIT)	74,389	1,012,398
Legal & General Group plc	602,946	2,224,847
Lloyds Banking Group plc	7,336,874	6,741,942
London Stock Exchange Group plc	32,177	1,647,822
Marks & Spencer Group plc (x)	162,378	690,151
Meggitt plc	81,532	530,808
Merlin Entertainments plc	69,912	342,547
Micro Focus International plc	44,419	1,513,101
National Grid plc	348,622	4,119,026
Next plc	15,606	953,437
Old Mutual plc	502,790	1,572,877

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM INTERNATIONAL MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

	Number of Shares	Value (Note 1)

Pearson plc	82,948	$824,263
Persimmon plc	32,004	1,183,095
Prudential plc	263,684	6,783,827
Reckitt Benckiser Group plc	68,149	6,366,267
RELX NV	99,280	2,282,956
RELX plc	108,730	2,552,883
Rio Tinto Ltd.	43,686	2,584,060
Rio Tinto plc	125,895	6,700,498
Rolls-Royce Holdings plc*	168,918	1,931,707
Rolls-Royce Holdings plc (Preference) (q)(r)*	8,137,906	10,987
Royal Bank of Scotland Group plc*	362,960	1,362,340
Royal Mail plc	95,621	584,190
RSA Insurance Group plc	101,301	865,080
Sage Group plc (The)	112,736	1,214,640
Schroders plc	12,269	582,425
Segro plc (REIT)	97,617	773,652
Severn Trent plc	23,720	692,393
Sky plc*	103,097	1,408,668
Smith & Nephew plc	89,149	1,550,295
Smiths Group plc	39,783	800,324
SSE plc	100,969	1,799,467
St James’s Place plc	55,316	915,637
Standard Chartered plc*	335,602	3,534,735
Standard Life Aberdeen plc	272,627	1,607,069
Taylor Wimpey plc	331,675	924,282
Tesco plc (x)	834,231	2,356,860
Travis Perkins plc	26,231	554,965
Unilever NV (CVA)	166,111	9,358,520
Unilever plc	128,764	7,172,211
United Utilities Group plc	69,121	774,120
Vodafone Group plc	2,719,348	8,628,090
Weir Group plc (The)	23,299	667,835
Whitbread plc	17,978	970,920
Wm Morrison Supermarkets plc	227,977	676,859
Worldpay Group plc (m)	208,991	1,202,041
WPP plc	129,497	2,344,609

		239,067,929

United States (0.4%)
Carnival plc	19,756	1,304,871
QIAGEN NV*	21,215	666,661
Shire plc	92,602	4,876,037

		6,847,569

Total Common Stocks (90.3%) (Cost $1,212,461,423)		1,534,465,685

	Number of Rights	Value (Note 1)
RIGHTS:
Spain (0.0%)
Repsol SA, expiring 1/5/18* (Cost $40,262)	88,990	40,468

	Principal Amount	Value (Note 1)

SHORT-TERM INVESTMENTS:
Repurchase Agreements (0.7%)
Citigroup Global Markets Ltd., 1.40%, dated 12/29/17, due 1/2/18, repurchase price $600,093, collateralized by various Foreign Government Agency Securities, ranging from 1.625%-2.500%, maturing 3/16/21-7/29/25, U.S. Government Treasury Securities, ranging from 0.875%-7.250%, maturing from 8/15/20-2/15/47; total market value $612,000. (xx)	$600,000	$600,000
Citigroup Global Markets, Inc., 1.60%, dated 12/29/17, due 1/2/18, repurchase price $1,000,178, collateralized by various Common Stocks; total market value $1,100,000. (xx)	1,000,000	1,000,000
Deutsche Bank AG, 1.81%, dated 12/29/17, due 1/2/18, repurchase price $600,121, collateralized by various Common Stocks, U.S. Government Treasury Securities, ranging from 1.875%-2.250%, maturing 4/30/22-8/15/46; total market value $667,333. (xx)	600,000	600,000
Deutsche Bank AG, 1.81%, dated 12/29/17, due 1/2/18, repurchase price $300,060, collateralized by various Common Stocks, U.S. Government Treasury Securities, ranging from 1.875%-2.250%, maturing 4/30/22-8/15/46; total market value $333,666. (xx)	300,000	300,000
Deutsche Bank AG, 1.81%, dated 12/29/17, due 1/2/18, repurchase price $500,101, collateralized by various Common Stocks, U.S. Government Treasury Securities, ranging from 1.875%-2.250%, maturing 4/30/22-8/15/46; total market value $556,111. (xx)	500,000	500,000
Deutsche Bank AG, 1.81%, dated 12/29/17, due 1/2/18, repurchase price $1,000,201, collateralized by various Common Stocks, U.S. Government Treasury Securities, ranging from 1.875%-2.250%, maturing 4/30/22-8/15/46; total market value $1,112,221. (xx)	1,000,000	1,000,000

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM INTERNATIONAL MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

	Principal Amount	Value (Note 1)

Deutsche Bank AG, 1.55%, dated 12/29/17, due 1/2/18, repurchase price $700,121, collateralized by various Corporate Bonds, ranging from 1.750%-1.875%, maturing 9/5/19-4/14/22, Foreign Government Agency Securities, ranging from 1.875%-2.000%, maturing 3/15/19-5/2/25; total market value $714,000. (xx)	$700,000	$700,000
NBC Global Finance Ltd., 1.59%, dated 12/29/17, due 1/2/18, repurchase price $800,141, collateralized by various Common Stocks; total market value $889,941. (xx)	800,000	800,000
NBC Global Finance Ltd., 1.59%, dated 12/29/17, due 1/2/18, repurchase price $700,124, collateralized by various Common Stocks; total market value $778,699. (xx)	700,000	700,000
NBC Global Finance Ltd., 1.59%, dated 12/29/17, due 1/2/18, repurchase price $700,124, collateralized by various Common Stocks; total market value $778,699. (xx)	700,000	700,000
RBS Securities, Inc., 1.37%, dated 12/29/17, due 1/2/18, repurchase price $876,227, collateralized by various U.S. Government Treasury Securities, ranging from 1.750%-1.875%, maturing 2/28/22-9/30/22; total market value $893,621. (xx)	876,094	876,094
Societe Generale SA, 1.32%, dated 12/29/17, due 1/5/18, repurchase price $4,001,027, collateralized by various U.S. Government Treasury Securities, ranging from 0.000%-3.000%, maturing 11/15/21-11/15/46; total market value $4,080,001. (xx)	4,000,000	4,000,000

Total Repurchase Agreements		11,776,094

Total Short-Term Investments (0.7%) (Cost $11,776,094)		11,776,094

Total Investments in Securities (91.0%) (Cost $1,224,277,779)		1,546,282,247
Other Assets Less Liabilities (9.0%)		152,774,471

Net Assets (100%)		$1,699,056,718

*	Non-income producing.
‡	All, or a portion, of the security is an affiliated company as defined under the Investment Company Act of 1940.
(m)	Regulation S is an exemption for securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. Resale restrictions may apply for purposes of the Securities Act of 1933. At December 31, 2017, the market value of these securities amounted to $10,244,874 or 0.6% of net assets.
(q)	Preference Shares are a special type of equity investment that shares in the earnings of the company, has limited voting rights, and receives a greater dividend than applicable Common Shares.
(r)	Value determined using significant unobservable inputs.
(x)	All or a portion of security is on loan at December 31, 2017.
(xx)	At December 31, 2017, the Portfolio had loaned securities with a total value of $13,728,155. This was secured by cash collateral of $11,776,094 which was subsequently invested in joint repurchase agreements with a total value of $11,776,094, as detailed in the Notes to the Financial Statements, for which the Portfolio has a proportionate interest as reported in the Portfolio of Investments as Repurchase Agreements, and $2,620,393 collateralized by various U.S. Government Treasury Securities, ranging from 0.000% – 5.500%, maturing 1/4/18 – 5/15/47.

Glossary:

ADR	— American Depositary Receipt
AUD	— Australian Dollar
CHDI	— Clearing House Electronic Subregister System
(CHESS)	Depository Interest
CVA	— Dutch Certification
EUR	— European Currency Unit
FDR	— Finnish Depositary Receipt
GBP	— British Pound
JPY	— Japanese Yen
REIT	— Real Estate Investment Trust
RNC	— Risparmio Non-Convertible Savings Shares
SDR	— Swedish Depositary Receipt
USD	— United States Dollar

Sector Weightings as of December 31, 2017	Market Value	% of Net Assets
Financials	$325,010,057	19.1%
Industrials	224,694,526	13.2
Consumer Discretionary	189,203,476	11.2
Consumer Staples	171,689,651	10.1
Health Care	155,174,211	9.1
Materials	125,623,283	7.4
Information Technology	98,620,330	5.8
Energy	81,338,334	4.8
Telecommunication Services	59,811,610	3.5
Real Estate	54,672,110	3.2
Utilities	48,668,565	2.9
Repurchase Agreements	11,776,094	0.7
Cash and Other	152,774,471	9.0

		100.0%

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM INTERNATIONAL MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

Investments in companies which were affiliates for the year ended December 31, 2017, were as follows:

Security Description	Shares at December 31, 2017	Market Value December 31, 2016 ($)	Purchases at Cost ($)	Proceeds from Sales ($)	Net Realized Gain (Loss) ($)	Change in Unrealized Appreciation/ (Depreciation) ($)	Market Value December 31, 2017 ($)	Dividend/ Interest Income ($)	Capital Gain Distributions ($)
AXA SA	197,764	5,739,888	—	(833,582)	76,762	886,229	5,869,297	234,484	—

Futures contracts outstanding as of December 31, 2017 (Note 1) :

Description	Number of Contracts	Expiration Date	Trading Currency	Notional Amount ($)	Value and Unrealized Appreciation (Depreciation) ($)
Long Contracts
EURO STOXX 50 Index	1,517	3/2018	EUR	63,578,623	(1,441,040)
FTSE 100 Index	400	3/2018	GBP	41,249,781	1,194,745
MSCI EAFE E-Mini Index	27	3/2018	USD	2,761,425	61,490
SPI 200 Index	138	3/2018	AUD	16,205,012	78,620
TOPIX Index	239	3/2018	JPY	38,541,203	789,845

					683,660

Forward foreign currency contracts outstanding as of December 31, 2017 (Note 1) :

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation) ($)
AUD	1,756,218	USD	1,318,463	HSBC Bank plc	3/16/2018	51,640
EUR	5,823,691	USD	6,891,316	HSBC Bank plc	3/16/2018	126,481
GBP	2,272,688	USD	3,050,848	HSBC Bank plc	3/16/2018	24,936
JPY	375,915,393	USD	3,329,564	HSBC Bank plc	3/16/2018	18,867

Total unrealized appreciation						221,924

JPY	113,896,121	USD	1,021,421	HSBC Bank plc	3/16/2018	(6,902)
USD	1,320,453	EUR	1,114,291	HSBC Bank plc	3/16/2018	(22,316)
USD	884,869	JPY	99,456,513	HSBC Bank plc	3/16/2018	(1,031)

Total unrealized depreciation						(30,249)

Net unrealized appreciation						191,675

Foreign cash on the statement of assets and liabilities is maintained at JPMorgan or its affiliates and is comprised of the following (in USD): AUD 14,665,710, CHF 16,095, DKK 42,959, EUR 57,327,911, GBP 36,736,927, HKD 99,083, ILS 52,319, JPY 36,211,404, NOK 21,957, NZD 21,448, SEK 54,894, and SGD 94,313.

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM INTERNATIONAL MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2017:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)		Total
Assets:
Common Stocks
Consumer Discretionary	$753,559	$188,449,917	$—		$189,203,476
Consumer Staples	268,031	171,421,620	—		171,689,651
Energy	—	81,297,866	—		81,297,866
Financials	—	325,010,057	—	(a)	325,010,057
Health Care	1,797,578	153,376,633	—		155,174,211
Industrials	3,240,943	221,442,596	10,987		224,694,526
Information Technology	5,504,252	93,116,078	—		98,620,330
Materials	—	125,623,283	—		125,623,283
Real Estate	865,034	53,807,076	—		54,672,110
Telecommunication Services	—	59,811,610	—		59,811,610
Utilities	—	48,668,565	—		48,668,565
Forward Currency Contracts	—	221,924	—		221,924
Futures	2,124,700	—	—		2,124,700
Rights
Energy	—	40,468	—		40,468
Short-Term Investments
Repurchase Agreements	—	11,776,094	—		11,776,094

Total Assets	$14,554,097	$1,534,063,787	$10,987		$1,548,628,871

Liabilities:
Forward Currency Contracts	$—	$(30,249)	$—		$(30,249)
Futures	(1,441,040)	—	—		(1,441,040)

Total Liabilities	$(1,441,040)	$(30,249)	$—		$(1,471,289)

Total	$13,113,057	$1,534,033,538	$10,987		$1,547,157,582

(a) Value is zero.

There were no transfers between Levels 1, 2 or 3 during the year ended December 31, 2017.

Fair Values of Derivative Instruments as of December 31, 2017:

	Statement of Assets and Liabilities
Derivatives Not Accounted for as Hedging Instrument^	Asset Derivatives	Fair Value
Foreign exchange contracts	Receivables	$221,924
Equity contracts	Receivables, Net assets – Unrealized appreciation	2,124,700	*

		2,346,624

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM INTERNATIONAL MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

	Statement of Assets and Liabilities
Derivatives Not Accounted for as Hedging Instrument^	Liability Derivatives	Fair Value
Foreign exchange contracts	Payables	$(30,249)
Equity contracts	Payables, Net assets - Unrealized depreciation	(1,441,040)*

Total		$(1,471,289)

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Portfolio of Investments. Only variation margin is reported within the Statement of Assets & Liabilities.

The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2017:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instrument^	Futures	Forward Foreign Currency Contracts	Total
Foreign exchange contracts	$—	$578,307	$578,307
Equity contracts	22,912,570	—	22,912,570

Total	$22,912,570	$578,307	$23,490,877

Amount of Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instrument^	Futures	Forward Foreign Currency Contracts	Total
Foreign exchange contracts	$—	$408,518	$408,518
Equity contracts	(2,949,226)	—	(2,949,226)

Total	$(2,949,226)	$408,518	$(2,540,708)

^ This Portfolio held forward foreign currency contracts and futures contracts as a substitute for investing in conventional securities, hedging and in an attempt to enhance returns.

The Portfolio held forward foreign currency contracts with an average settlement value of approximately $15,552,000 and futures contracts with an average notional balance of approximately $155,745,000 during the year ended December 31, 2017.

The following table presents the Portfolio’s gross derivative assets and liabilities by counterparty net of amounts available for offset under netting arrangements and any related collateral received or pledged by the Portfolio as of December 31, 2017:

Counterparty	Gross Amount of Derivative Assets Presented in the Statement of Assets and Liabilities (a)	Derivatives Available for Offset	Collateral Received	Net Amount Due from Counterparty
HSBC Bank plc	$221,924	$(30,249)	$—	$191,675

	$221,924	$(30,249)	$—	$191,675

Counterparty	Gross Amount of Derivative Liabilities Presented in the Statement of Assets and Liabilities (a)	Derivatives Available for Offset	Collateral Pledged	Net Amount Due to Counterparty
HSBC Bank plc	$30,249	$(30,249)	$—	$—

Total	$30,249	$(30,249)	$—	$—

(a)	For financial reporting purposes the Portfolio does not offset derivative assets and derivative liabilities subject to master netting arrangements in the Statement of Assets and Liabilities.

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM INTERNATIONAL MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

Investment security transactions for the year ended December 31, 2017 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities (affiliated 7%)*	$45,386,557
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities (affiliated 17%)*	$231,447,346

* During the year ended December 31, 2017, the Portfolio engaged in purchases and sales of securities pursuant to Rule 17a-7 of the 1940 Act (amount is percentage of total Purchases and/or Sales).

As of December 31, 2017, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments in securities and derivative instruments, if applicable, for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$456,305,908
Aggregate gross unrealized depreciation	(144,770,917)

Net unrealized appreciation	$311,534,991

Federal income tax cost of investments in securities and derivative instruments, if applicable	$1,235,622,591

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM INTERNATIONAL MANAGED VOLATILITY PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2017

ASSETS
Investments in Securities, at value (x):
Affiliated Issuers (Cost $4,966,320)	$5,869,297
Unaffiliated Issuers (Cost $1,207,535,365)	1,528,636,856
Repurchase Agreements (Cost $11,776,094)	11,776,094
Cash	8,129,811
Foreign cash (Cost $144,600,706)	145,345,020
Cash held as collateral at broker	8,490,950
Dividends, interest and other receivables	4,045,680
Receivable for securities sold	869,807
Unrealized appreciation on forward foreign currency contracts	221,924
Securities lending income receivable	32,179
Other assets	84,144

Total assets	1,713,501,762

LIABILITIES
Payable for return of collateral on securities loaned	11,776,094
Payable for securities purchased	853,718
Payable to Separate Accounts for Portfolio shares redeemed	676,097
Investment management fees payable	643,978
Administrative fees payable	173,494
Due to broker for futures variation margin	123,975
Unrealized depreciation on forward foreign currency contracts	30,249
Trustees’ fees payable	1,276
Accrued expenses	166,163

Total liabilities	14,445,044

NET ASSETS	$1,699,056,718

Net assets were comprised of:
Paid in capital	$1,392,507,595
Accumulated undistributed net investment income (loss)	(8,479,612)
Accumulated undistributed net realized gain (loss)	(8,682,464)
Net unrealized appreciation (depreciation)	323,711,199

Net assets	$1,699,056,718

Class K
Net asset value, offering and redemption price per share, $1,699,056,718 / 153,354,946 shares outstanding (unlimited amount authorized: $0.01 par value)	$11.08

(x)	Includes value of securities on loan of $13,728,155.

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2017

INVESTMENT INCOME
Dividends ($234,484 of dividend income received from affiliates) (net of $3,786,474 foreign withholding tax)	$44,745,882
Interest	186,257
Securities lending (net)	505,323

Total income	45,437,462

EXPENSES
Investment management fees	7,497,702
Administrative fees	2,052,798
Custodian fees	761,535
Printing and mailing expenses	137,278
Professional fees	110,362
Trustees’ fees	38,710
Miscellaneous	124,358

Total expenses	10,722,743

NET INVESTMENT INCOME (LOSS)	34,714,719

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Investments in securities ($76,762 of realized gain (loss) from affiliates)	12,330,963
Futures contracts	22,912,570
Forward foreign currency contracts	578,307
Foreign currency transactions	1,226,667

Net realized gain (loss)	37,048,507

Change in unrealized appreciation (depreciation) on:
Investments in securities ($886,229 of change in unrealized appreciation (depreciation) from affiliates)	282,224,623
Futures contracts	(2,949,226)
Forward foreign currency contracts	408,518
Foreign currency translations	12,470,439

Net change in unrealized appreciation (depreciation)	292,154,354

NET REALIZED AND UNREALIZED GAIN (LOSS)	329,202,861

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$363,917,580

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM INTERNATIONAL MANAGED VOLATILITY PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2017	2016
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$34,714,719	$39,386,496
Net realized gain (loss)	37,048,507	(53,962,354)
Net change in unrealized appreciation (depreciation)	292,154,354	3,683,805

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	363,917,580	(10,892,053)

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income
Class K	(38,210,404)	(13,045,860)
Distributions from net realized capital gains
Class K	(1,505,532)	—

TOTAL DIVIDENDS AND DISTRIBUTIONS	(39,715,936)	(13,045,860)

CAPITAL SHARES TRANSACTIONS:
Class K
Capital shares sold [ 551,221 and 356,257 shares, respectively ]	5,452,489	3,163,652
Capital shares issued in reinvestment of dividends and distributions [ 3,637,843 and 1,438,803 shares, respectively ]	39,715,936	13,045,860
Capital shares repurchased [ (22,495,247) and (25,472,961) shares, respectively ]	(233,963,889)	(227,071,805)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	(188,795,464)	(210,862,293)

TOTAL INCREASE (DECREASE) IN NET ASSETS	135,406,180	(234,800,206)
NET ASSETS:
Beginning of year	1,563,650,538	1,798,450,744

End of year (a)	$1,699,056,718	$1,563,650,538

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$(8,479,612)	$(7,355,464)

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM INTERNATIONAL MANAGED VOLATILITY PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class K	2017	2016	2015	2014	2013
Net asset value, beginning of year	$9.11	$9.21	$9.60	$10.71	$9.54

Income (loss) from investment operations:
Net investment income (loss) (e)	0.21	0.22	0.16	0.19	0.12
Net realized and unrealized gain (loss)	2.02	(0.24)	(0.34)	(0.85)	1.90

Total from investment operations	2.23	(0.02)	(0.18)	(0.66)	2.02

Less distributions:
Dividends from net investment income	(0.25)	(0.08)	(0.03)	(0.14)	(0.30)
Distributions from net realized gains	(0.01)	—	(0.18)	(0.31)	(0.55)

Total dividends and distributions	(0.26)	(0.08)	(0.21)	(0.45)	(0.85)

Net asset value, end of year	$11.08	$9.11	$9.21	$9.60	$10.71

Total return	24.56%	(0.25)%	(1.80)%	(6.26)%	21.46%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$1,699,057	$1,563,651	$1,798,451	$1,998,964	$2,340,542
Ratio of expenses to average net assets:
After waivers and reimbursements (f)	0.64%	0.62%	0.62%	0.64%	0.65%
Before waivers and reimbursements (f)	0.64%	0.63%	0.62%	0.64%	0.65%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (f)	2.08%	2.41%	1.66%	1.78%	1.15%
Before waivers and reimbursements (f)	2.08%	2.40%	1.66%	1.78%	1.15%
Portfolio turnover rate^	3%	4%	8%	5%	3%
^	Portfolio turnover rate excludes derivatives, if any.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.

See Notes to Financial Statements.

ATM LARGE CAP MANAGED VOLATILITY PORTFOLIO (Unaudited)

INVESTMENT MANAGER

➢	AXA Equitable Funds Management Group, LLC

INVESTMENT SUB-ADVISERS

➢	AllianceBernstein L.P.

➢	BlackRock Investment Management, LLC

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/17
	1 Year	5 Years	Since Incept.
Portfolio – Class K Shares*	21.08%	14.94%	14.63%
Volatility Managed Index – Large Cap Core II	21.83	15.99	15.47
S&P 500® Index	21.83	15.79	16.52
* Date of inception 8/26/11. Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class K shares returned 21.08% for the year ended December 31, 2017. This compares to the returns of the following benchmarks over the same period: the Volatility Managed Index — Large Cap Core II and the S&P 500® Index, which returned 21.83% and 21.83%, respectively.

Portfolio Highlights

What helped performance during the year:

•	The sectors that contributed the most to the performance for the year ending December 31, 2017 were information technology, financials, health care and consumer discretionary.

•	The five stocks that contributed the most to performance for the year ending December 31, 2017 were Apple, Inc., Microsoft Corp., Amazon.com, Inc., Facebook, Inc. and Alphabet Inc.

What hurt performance during the year:

•	The sectors that detracted the most from performance for the year ending December 31, 2017 were energy, telecommunication services, real estate and utilities.

•	The five stocks that detracted the most from performance for the year ending December 31, 2017 were General Electric Co., Schlumberger Ltd., Exxon Mobil Corp., Allergan plc and AT&T, Inc.

How did derivatives contribute/detract from performance during the year?

•

The Portfolio maintains, or may invest in other portfolios that maintain, exposure to exchange-traded index futures, for purposes of liquidity and/or to adjust the Portfolio’s equity exposure during periods of high market volatility. The derivatives are typically offset by a roughly equal allocation to cash and cash equivalents, and had a minimal impact on performance relative to the index.

Sector Weightings as of December 31, 2017	% of Net Assets
Information Technology	21.7%
Financials	13.4
Health Care	12.5
Consumer Discretionary	11.1
Industrials	9.3
Consumer Staples	7.4
Energy	5.5
Investment Company	4.0
Materials	2.7
Utilities	2.7
Real Estate	2.6
Telecommunication Services	1.9
Repurchase Agreements	0.9
Cash and Other	4.3

100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

ATM LARGE CAP MANAGED VOLATILITY PORTFOLIO (Unaudited)

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2017 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/17	Ending Account Value 12/31/17	Expenses Paid During Period* 7/1/17 - 12/31/17
Class K
Actual	$1,000.00	$1,111.15	$3.10
Hypothetical (5% average annual return before expenses)	1,000.00	1,022.27	2.97

*  Expenses are equal to the Portfolio’s Class K shares annualized expense ratio of 0.58%, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

EQ ADVISORS TRUST

ATM LARGE CAP MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2017

	Number of Shares	Value (Note 1)
COMMON STOCKS:
Consumer Discretionary (11.1%)
Auto Components (0.2%)
Aptiv plc	38,562	$3,271,214
BorgWarner, Inc.	28,331	1,447,431
Goodyear Tire & Rubber Co. (The)	35,002	1,130,915

		5,849,560

Automobiles (0.4%)
Ford Motor Co.	565,856	7,067,541
General Motors Co.	185,860	7,618,402
Harley-Davidson, Inc. (x)	24,826	1,263,147

		15,949,090

Distributors (0.1%)
Genuine Parts Co.	21,034	1,998,440
LKQ Corp.*	43,839	1,782,932

		3,781,372

Diversified Consumer Services (0.0%)
H&R Block, Inc.	30,248	793,103

Hotels, Restaurants & Leisure (1.7%)
Carnival Corp.	59,008	3,916,361
Chipotle Mexican Grill, Inc. (x)*	3,525	1,018,831
Darden Restaurants, Inc.	17,759	1,705,219
Hilton Worldwide Holdings, Inc.	29,319	2,341,415
Marriott International, Inc., Class A	44,531	6,044,193
McDonald’s Corp.	115,966	19,960,067
MGM Resorts International	73,857	2,466,085
Norwegian Cruise Line Holdings Ltd.*	26,159	1,392,967
Royal Caribbean Cruises Ltd.	24,903	2,970,430
Starbucks Corp.	206,827	11,878,075
Wyndham Worldwide Corp.	14,822	1,717,425
Wynn Resorts Ltd.	11,901	2,006,390
Yum Brands, Inc.	48,640	3,969,510

		61,386,968

Household Durables (0.4%)
DR Horton, Inc.	49,457	2,525,769
Garmin Ltd.	16,695	994,521
Leggett & Platt, Inc. (x)	18,099	863,865
Lennar Corp., Class A	28,999	1,833,897
Mohawk Industries, Inc.*	9,207	2,540,211
Newell Brands, Inc.	72,449	2,238,674
PulteGroup, Inc.	38,138	1,268,089
Whirlpool Corp.	10,538	1,777,128

		14,042,154

Internet & Direct Marketing Retail (2.6%)
Amazon.com, Inc.*	58,159	68,015,206
Expedia, Inc.	17,803	2,132,265
Netflix, Inc.*	63,098	12,112,292
Priceline Group, Inc. (The)*	7,125	12,381,398
TripAdvisor, Inc. (x)*	15,189	523,413

		95,164,574

Leisure Products (0.1%)
Hasbro, Inc.	16,038	1,457,694
Mattel, Inc. (x)	50,332	774,106

		2,231,800

Media (2.5%)
CBS Corp. (Non-Voting), Class B	52,357	3,089,063
Charter Communications, Inc., Class A*	28,193	9,471,720
Comcast Corp., Class A	678,101	27,157,946
Discovery Communications, Inc., Class A (x)*	21,017	470,360
Discovery Communications, Inc., Class C*	29,030	614,566
DISH Network Corp., Class A*	33,904	1,618,916
Interpublic Group of Cos., Inc. (The)	55,906	1,127,065
News Corp., Class A	55,573	900,839
News Corp., Class B	19,939	330,987
Omnicom Group, Inc. (x)	33,657	2,451,239
Scripps Networks Interactive, Inc., Class A	13,593	1,160,570
Time Warner, Inc.	113,576	10,388,797
Twenty-First Century Fox, Inc., Class A	153,169	5,288,925
Twenty-First Century Fox, Inc., Class B	63,799	2,176,822
Viacom, Inc., Class B	50,640	1,560,218
Walt Disney Co. (The)	219,581	23,607,153

		91,415,186

Multiline Retail (0.4%)
Dollar General Corp.	37,662	3,502,943
Dollar Tree, Inc.*	34,641	3,717,326
Kohl’s Corp.	24,022	1,302,713
Macy’s, Inc.	45,607	1,148,840
Nordstrom, Inc. (x)	16,643	788,545
Target Corp.	78,847	5,144,767

		15,605,134

Specialty Retail (2.1%)
Advance Auto Parts, Inc.	10,444	1,041,162
AutoZone, Inc.*	3,958	2,815,602
Best Buy Co., Inc.	36,881	2,525,242
CarMax, Inc.*	26,577	1,704,383
Foot Locker, Inc.	17,916	839,902
Gap, Inc. (The)	32,066	1,092,168
Home Depot, Inc. (The)	169,798	32,181,814
L Brands, Inc.	35,494	2,137,449
Lowe’s Cos., Inc.	120,959	11,241,929
O’Reilly Automotive, Inc.*	12,317	2,962,731
Ross Stores, Inc.	56,162	4,507,001
Signet Jewelers Ltd. (x)	8,880	502,164
Tiffany & Co.	15,050	1,564,448
TJX Cos., Inc. (The)	92,810	7,096,253
Tractor Supply Co.	18,914	1,413,822
Ulta Beauty, Inc.*	8,442	1,888,138

		75,514,208

Textiles, Apparel & Luxury Goods (0.6%)
Hanesbrands, Inc. (x)	51,127	1,069,066
Michael Kors Holdings Ltd.*	21,367	1,345,053
NIKE, Inc., Class B	191,564	11,982,328

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM LARGE CAP MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

	Number of Shares	Value (Note 1)
PVH Corp.	11,588	$1,589,989
Ralph Lauren Corp. (x)	8,449	876,077
Tapestry, Inc.	42,140	1,863,852
Under Armour, Inc., Class A (x)*	25,128	362,597
Under Armour, Inc., Class C (x)*	30,466	405,807
VF Corp.	48,208	3,567,392

		23,062,161

Total Consumer Discretionary		404,795,310

Consumer Staples (7.4%)
Beverages (1.7%)
Brown-Forman Corp., Class B	27,760	1,906,279
Coca-Cola Co. (The)	557,726	25,588,469
Constellation Brands, Inc., Class A	25,268	5,775,507
Dr Pepper Snapple Group, Inc.	25,798	2,503,954
Molson Coors Brewing Co., Class B	27,032	2,218,516
Monster Beverage Corp.*	59,929	3,792,906
PepsiCo, Inc.	206,728	24,790,822

		66,576,453

Food & Staples Retailing (1.7%)
Costco Wholesale Corp.	63,571	11,831,835
CVS Health Corp.	147,102	10,664,895
Kroger Co. (The)	128,979	3,540,474
Sysco Corp.	68,951	4,187,394
Walgreens Boots Alliance, Inc.	126,818	9,209,523
Wal-Mart Stores, Inc. (x)	213,114	21,045,007

		60,479,128

Food Products (1.1%)
Archer-Daniels-Midland Co.	80,961	3,244,917
Campbell Soup Co. (x)	27,425	1,319,417
Conagra Brands, Inc.	58,862	2,217,332
General Mills, Inc.	81,850	4,852,887
Hershey Co. (The) (x)	20,370	2,312,199
Hormel Foods Corp. (x)	37,917	1,379,800
JM Smucker Co. (The)	16,206	2,013,433
Kellogg Co. (x)	36,560	2,485,349
Kraft Heinz Co. (The)	87,266	6,785,803
McCormick & Co., Inc. (Non-Voting)	17,804	1,814,406
Mondelez International, Inc., Class A	216,261	9,255,970
Tyson Foods, Inc., Class A	43,306	3,510,817

		41,192,330

Household Products (1.5%)
Church & Dwight Co., Inc.	35,939	1,803,060
Clorox Co. (The)	18,670	2,776,976
Colgate-Palmolive Co.	127,589	9,626,590
Kimberly-Clark Corp.	51,097	6,165,364
Procter & Gamble Co. (The)	370,561	34,047,144

		54,419,134

Personal Products (0.2%)
Coty, Inc., Class A	70,278	1,397,829
Estee Lauder Cos., Inc. (The), Class A	32,888	4,184,670

		5,582,499

Tobacco (1.2%)
Altria Group, Inc.	277,601	19,823,487
Philip Morris International, Inc.	225,845	23,860,525

		43,684,012

Total Consumer Staples		271,933,556

Energy (5.5%)
Energy Equipment & Services (0.7%)
Baker Hughes a GE Co.	62,488	1,977,120
Halliburton Co. (x)	127,301	6,221,200
Helmerich & Payne, Inc. (x)	15,636	1,010,711
National Oilwell Varco, Inc.	54,807	1,974,148
Schlumberger Ltd.	202,152	13,623,023
TechnipFMC plc	62,273	1,949,768

		26,755,970

Oil, Gas & Consumable Fuels (4.8%)
Anadarko Petroleum Corp.	78,749	4,224,096
Andeavor	21,183	2,422,064
Apache Corp.	55,222	2,331,473
Cabot Oil & Gas Corp.	66,917	1,913,826
Chesapeake Energy Corp. (x)*	133,837	529,995
Chevron Corp.#	276,129	34,568,590
Cimarex Energy Co.	13,762	1,679,102
Concho Resources, Inc.*	21,453	3,222,670
ConocoPhillips	173,761	9,537,741
Devon Energy Corp.	76,468	3,165,775
EOG Resources, Inc.	84,405	9,108,144
EQT Corp.	35,473	2,019,123
Exxon Mobil Corp.	615,909	51,514,628
Hess Corp.	40,068	1,902,028
Kinder Morgan, Inc.	281,405	5,084,988
Marathon Oil Corp.	126,143	2,135,601
Marathon Petroleum Corp.	70,917	4,679,104
Newfield Exploration Co.*	29,995	945,742
Noble Energy, Inc.	69,465	2,024,210
Occidental Petroleum Corp.	111,805	8,235,556
ONEOK, Inc.	55,675	2,975,829
Phillips 66	62,404	6,312,165
Pioneer Natural Resources Co.	24,494	4,233,788
Range Resources Corp.	33,226	566,836
Valero Energy Corp.	63,218	5,810,366
Williams Cos., Inc. (The)	121,398	3,701,425

		174,844,865

Total Energy		201,600,835

Financials (13.4%)
Banks (5.9%)
Bank of America Corp.	1,410,588	41,640,558
BB&T Corp.	114,740	5,704,873
Citigroup, Inc.	384,436	28,605,883
Citizens Financial Group, Inc.	71,614	3,006,356
Comerica, Inc.	25,190	2,186,744
Fifth Third Bancorp	102,536	3,110,942
Huntington Bancshares, Inc.	157,334	2,290,783
JPMorgan Chase & Co.	504,457	53,946,632

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM LARGE CAP MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

	Number of Shares	Value (Note 1)
KeyCorp	155,732	$3,141,114
M&T Bank Corp.	21,871	3,739,722
People’s United Financial, Inc.	49,422	924,191
PNC Financial Services Group, Inc. (The)‡	69,258	9,993,237
Regions Financial Corp.	168,369	2,909,416
SunTrust Banks, Inc.	68,922	4,451,672
US Bancorp	228,331	12,233,975
Wells Fargo & Co.	644,379	39,094,474
Zions Bancorp	28,411	1,444,131

		218,424,703

Capital Markets (2.8%)
Affiliated Managers Group, Inc.	8,027	1,647,542
Ameriprise Financial, Inc.	21,616	3,663,264
Bank of New York Mellon Corp. (The)	148,152	7,979,467
BlackRock, Inc. (x)‡	18,024	9,259,109
Cboe Global Markets, Inc.	16,614	2,069,938
Charles Schwab Corp. (The)	174,328	8,955,229
CME Group, Inc.	49,395	7,214,140
E*TRADE Financial Corp.*	39,241	1,945,176
Franklin Resources, Inc.	46,768	2,026,457
Goldman Sachs Group, Inc. (The)	51,033	13,001,167
Intercontinental Exchange, Inc.	85,230	6,013,829
Invesco Ltd.	58,819	2,149,246
Moody’s Corp.	24,077	3,554,006
Morgan Stanley	202,463	10,623,234
Nasdaq, Inc.	16,900	1,298,427
Northern Trust Corp.	31,481	3,144,637
Raymond James Financial, Inc.	18,508	1,652,764
S&P Global, Inc.	36,873	6,246,286
State Street Corp.	54,093	5,280,018
T. Rowe Price Group, Inc.	35,318	3,705,918

		101,429,854

Consumer Finance (0.7%)
American Express Co.	104,745	10,402,225
Capital One Financial Corp.	70,784	7,048,671
Discover Financial Services	52,493	4,037,762
Navient Corp.	37,955	505,561
Synchrony Financial (x)	105,762	4,083,471

		26,077,690

Diversified Financial Services (1.6%)
Berkshire Hathaway, Inc., Class B*	279,739	55,449,865
Leucadia National Corp.	44,929	1,190,169

		56,640,034

Insurance (2.4%)
Aflac, Inc.	57,239	5,024,439
Allstate Corp. (The)	51,767	5,420,523
American International Group, Inc.	130,815	7,793,958
Aon plc	36,285	4,862,190
Arthur J Gallagher & Co	26,928	1,704,004
Assurant, Inc.	7,687	775,157
Brighthouse Financial, Inc.*	14,525	851,746
Chubb Ltd. (x)	67,535	9,868,889
Cincinnati Financial Corp.	21,517	1,613,129
Everest Re Group Ltd.	6,085	1,346,367
Hartford Financial Services Group, Inc. (The)	51,992	2,926,110
Lincoln National Corp.	31,455	2,417,946
Loews Corp. (x)	40,098	2,006,103
Marsh & McLennan Cos., Inc.	74,350	6,051,347
MetLife, Inc. (x)	152,452	7,707,973
Principal Financial Group, Inc.	39,171	2,763,906
Progressive Corp. (The)	84,067	4,734,653
Prudential Financial, Inc.	61,813	7,107,259
Torchmark Corp.	15,293	1,387,228
Travelers Cos., Inc. (The)	39,918	5,414,478
Unum Group	32,297	1,772,782
Willis Towers Watson plc	19,270	2,903,796
XL Group Ltd.	37,409	1,315,300

		87,769,283

Total Financials		490,341,564

Health Care (12.5%)
Biotechnology (2.5%)
AbbVie, Inc.	232,043	22,440,879
Alexion Pharmaceuticals, Inc. (x)*	32,314	3,864,431
Amgen, Inc.	105,727	18,385,925
Biogen, Inc.*	30,952	9,860,379
Celgene Corp.*	114,507	11,949,951
Gilead Sciences, Inc.	190,216	13,627,074
Incyte Corp.*	25,869	2,450,053
Regeneron Pharmaceuticals, Inc.*	11,292	4,245,340
Vertex Pharmaceuticals, Inc.*	37,037	5,550,365

		92,374,397

Health Care Equipment & Supplies (2.5%)
Abbott Laboratories	253,373	14,459,997
Align Technology, Inc.*	10,722	2,382,321
Baxter International, Inc.	72,714	4,700,233
Becton Dickinson and Co.	38,785	8,302,292
Boston Scientific Corp.*	199,118	4,936,135
Cooper Cos., Inc. (The)	7,088	1,544,333
Danaher Corp.	89,404	8,298,479
DENTSPLY SIRONA, Inc.	33,154	2,182,528
Edwards Lifesciences Corp. (x)*	30,854	3,477,554
Hologic, Inc.*	39,969	1,708,675
IDEXX Laboratories, Inc.*	12,643	1,977,112
Intuitive Surgical, Inc.*	16,257	5,932,830
Medtronic plc	197,112	15,916,795
ResMed, Inc.	20,424	1,729,709
Stryker Corp.	46,729	7,235,518
Varian Medical Systems, Inc.*	13,259	1,473,738
Zimmer Biomet Holdings, Inc.	29,614	3,573,521

		89,831,770

Health Care Providers & Services (2.5%)
Aetna, Inc.	47,422	8,554,454
AmerisourceBergen Corp.	22,969	2,109,014
Anthem, Inc.	37,372	8,409,074
Cardinal Health, Inc.	45,040	2,759,601
Centene Corp.*	25,225	2,544,698
Cigna Corp.	35,882	7,287,275
DaVita, Inc.*	21,916	1,583,431

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM LARGE CAP MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

	Number of Shares	Value (Note 1)
Envision Healthcare Corp. (x)*	18,920	$653,875
Express Scripts Holding Co.*	82,109	6,128,616
HCA Healthcare, Inc.*	40,975	3,599,244
Henry Schein, Inc.*	22,504	1,572,580
Humana, Inc.	20,879	5,179,454
Laboratory Corp. of America Holdings*	14,867	2,371,435
McKesson Corp.	30,405	4,741,660
Patterson Cos., Inc.	12,488	451,191
Quest Diagnostics, Inc.	20,273	1,996,688
UnitedHealth Group, Inc.	140,875	31,057,302
Universal Health Services, Inc., Class B	12,661	1,435,124

		92,434,716

Health Care Technology (0.1%)
Cerner Corp.*	46,456	3,130,670

Life Sciences Tools & Services (0.7%)
Agilent Technologies, Inc.	47,211	3,161,721
Illumina, Inc.*	21,233	4,639,198
IQVIA Holdings, Inc.*	20,764	2,032,796
Mettler-Toledo International, Inc.*	3,728	2,309,571
PerkinElmer, Inc.	16,521	1,208,016
Thermo Fisher Scientific, Inc.	58,526	11,112,916
Waters Corp.*	11,327	2,188,263

		26,652,481

Pharmaceuticals (4.2%)
Allergan plc	48,350	7,909,093
Bristol-Myers Squibb Co.	237,593	14,559,699
Eli Lilly & Co.	141,274	11,932,002
Johnson & Johnson	390,615	54,576,727
Merck & Co., Inc.	397,728	22,380,155
Mylan NV*	78,899	3,338,217
Perrigo Co. plc	18,628	1,623,616
Pfizer, Inc.	867,326	31,414,548
Zoetis, Inc.	71,009	5,115,488

		152,849,545

Total Health Care		457,273,579

Industrials (9.3%)
Aerospace & Defense (2.2%)
Arconic, Inc. (x)	61,562	1,677,565
Boeing Co. (The)	81,450	24,020,419
General Dynamics Corp.	40,387	8,216,735
L3 Technologies, Inc.	11,340	2,243,619
Lockheed Martin Corp.	36,372	11,677,231
Northrop Grumman Corp.	25,323	7,771,882
Raytheon Co.	42,114	7,911,115
Rockwell Collins, Inc.	23,983	3,252,574
Textron, Inc.	37,634	2,129,708
TransDigm Group, Inc.	7,040	1,933,325
United Technologies Corp.	108,264	13,811,238

		84,645,411

Air Freight & Logistics (0.7%)
CH Robinson Worldwide, Inc.	20,107	1,791,333
Expeditors International of Washington, Inc.	25,947	1,678,511
FedEx Corp.	36,045	8,994,669
United Parcel Service, Inc., Class B	99,767	11,887,238

		24,351,751

Airlines (0.5%)
Alaska Air Group, Inc.	17,654	1,297,746
American Airlines Group, Inc.	62,117	3,231,948
Delta Air Lines, Inc.	94,643	5,300,007
Southwest Airlines Co.	79,667	5,214,205
United Continental Holdings, Inc.*	36,575	2,465,155

		17,509,061

Building Products (0.3%)
Allegion plc (x)	13,572	1,079,788
AO Smith Corp.	20,835	1,276,769
Fortune Brands Home & Security, Inc.	22,180	1,517,999
Johnson Controls International plc	134,579	5,128,806
Masco Corp.	45,615	2,004,323

		11,007,685

Commercial Services & Supplies (0.3%)
Cintas Corp.	12,404	1,932,915
Republic Services, Inc.	33,346	2,254,523
Stericycle, Inc.*	12,557	853,750
Waste Management, Inc.	57,704	4,979,856

		10,021,044

Construction & Engineering (0.1%)
Fluor Corp.	20,721	1,070,240
Jacobs Engineering Group, Inc.	17,711	1,168,217
Quanta Services, Inc.*	22,416	876,690

		3,115,147

Electrical Equipment (0.5%)
Acuity Brands, Inc.	6,126	1,078,176
AMETEK, Inc.	33,479	2,426,223
Eaton Corp. plc	64,183	5,071,099
Emerson Electric Co.	93,919	6,545,215
Rockwell Automation, Inc.	18,937	3,718,280

		18,838,993

Industrial Conglomerates (1.7%)
3M Co.	86,935	20,461,891
General Electric Co.#	1,261,140	22,006,893
Honeywell International, Inc.	111,002	17,023,267
Roper Technologies, Inc.	14,982	3,880,338

		63,372,389

Machinery (1.6%)
Caterpillar, Inc.	86,534	13,636,029
Cummins, Inc.	22,735	4,015,910
Deere & Co.	46,369	7,257,212
Dover Corp.	22,620	2,284,394
Flowserve Corp. (x)	18,014	758,930
Fortive Corp.	44,160	3,194,976
Illinois Tool Works, Inc.	44,906	7,492,566
Ingersoll-Rand plc	36,474	3,253,116
PACCAR, Inc.	51,550	3,664,174
Parker-Hannifin Corp.	19,131	3,818,165

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM LARGE CAP MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

	Number of Shares	Value (Note 1)
Pentair plc	24,229	$1,711,052
Snap-on, Inc.	8,184	1,426,471
Stanley Black & Decker, Inc.	22,434	3,806,825
Xylem, Inc.	26,031	1,775,314

		58,095,134

Professional Services (0.3%)
Equifax, Inc.	17,317	2,042,021
IHS Markit Ltd.*	53,564	2,418,414
Nielsen Holdings plc	48,737	1,774,027
Robert Half International, Inc.	17,888	993,500
Verisk Analytics, Inc.*	22,314	2,142,144

		9,370,106

Road & Rail (0.9%)
CSX Corp.	129,964	7,149,320
JB Hunt Transport Services, Inc.	12,758	1,466,915
Kansas City Southern	14,882	1,565,884
Norfolk Southern Corp.	41,709	6,043,634
Union Pacific Corp.	114,480	15,351,768

		31,577,521

Trading Companies & Distributors (0.2%)
Fastenal Co.	41,475	2,268,267
United Rentals, Inc.*	12,567	2,160,393
WW Grainger, Inc.	7,678	1,813,928

		6,242,588

Total Industrials		338,146,830

Information Technology (21.7%)
Communications Equipment (1.0%)
Cisco Systems, Inc.	718,831	27,531,227
F5 Networks, Inc. (x)*	8,892	1,166,808
Harris Corp.	17,662	2,501,822
Juniper Networks, Inc.	54,869	1,563,767
Motorola Solutions, Inc.	23,615	2,133,379

		34,897,003

Electronic Equipment, Instruments & Components (0.4%)
Amphenol Corp., Class A	44,225	3,882,955
Corning, Inc.	126,259	4,039,025
FLIR Systems, Inc.	19,850	925,407
TE Connectivity Ltd.	51,104	4,856,925

		13,704,312

Internet Software & Services (4.4%)
Akamai Technologies, Inc.*	24,077	1,565,968
Alphabet, Inc., Class A*	43,407	45,724,934
Alphabet, Inc., Class C*	43,916	45,953,702
eBay, Inc.*	141,258	5,331,077
Facebook, Inc., Class A*	346,709	61,180,270
VeriSign, Inc. (x)*	12,199	1,396,054

		161,152,005

IT Services (3.7%)
Accenture plc, Class A	90,101	13,793,562
Alliance Data Systems Corp.	6,882	1,744,449
Automatic Data Processing, Inc.	64,341	7,540,122
Cognizant Technology Solutions Corp., Class A	85,488	6,071,358
CSRA, Inc.	24,099	721,042
DXC Technology Co.	41,720	3,959,228
Fidelity National Information Services, Inc.	48,794	4,591,027
Fiserv, Inc.*	30,332	3,977,435
Gartner, Inc.*	12,788	1,574,842
Global Payments, Inc.	23,171	2,322,661
International Business Machines Corp.#	124,939	19,168,141
Mastercard, Inc., Class A	134,832	20,408,172
Paychex, Inc.	46,704	3,179,608
PayPal Holdings, Inc.*	163,973	12,071,692
Total System Services, Inc.	24,188	1,913,029
Visa, Inc., Class A	263,781	30,076,311
Western Union Co. (The)	66,567	1,265,439

		134,378,118

Semiconductors & Semiconductor Equipment (3.5%)
Advanced Micro Devices, Inc. (x)*	123,795	1,272,613
Analog Devices, Inc.	53,979	4,805,750
Applied Materials, Inc.	154,603	7,903,305
Broadcom Ltd.	59,255	15,222,610
Intel Corp.	680,450	31,409,572
KLA-Tencor Corp.	22,836	2,399,379
Lam Research Corp.	23,447	4,315,889
Microchip Technology, Inc. (x)	34,455	3,027,905
Micron Technology, Inc.*	167,578	6,890,807
NVIDIA Corp.	88,162	17,059,347
Qorvo, Inc.*	18,749	1,248,683
QUALCOMM, Inc.	213,984	13,699,256
Skyworks Solutions, Inc.	26,276	2,494,906
Texas Instruments, Inc.	143,249	14,960,926
Xilinx, Inc.	36,279	2,445,930

		129,156,878

Software (4.8%)
Activision Blizzard, Inc.	110,560	7,000,659
Adobe Systems, Inc.*	71,961	12,610,446
ANSYS, Inc.*	12,497	1,844,432
Autodesk, Inc.*	31,747	3,328,038
CA, Inc.	45,214	1,504,722
Cadence Design Systems, Inc.*	41,376	1,730,344
Citrix Systems, Inc.*	20,414	1,796,432
Electronic Arts, Inc.*	44,633	4,689,143
Intuit, Inc.	35,231	5,558,747
Microsoft Corp.	1,121,435	95,927,550
Oracle Corp.	442,881	20,939,414
Red Hat, Inc.*	25,856	3,105,306
salesforce.com, Inc.*	99,806	10,203,167
Symantec Corp. (x)	89,450	2,509,967
Synopsys, Inc.*	22,281	1,899,232

		174,647,599

Technology Hardware, Storage & Peripherals (3.9%)
Apple, Inc.#	746,566	126,341,364
Hewlett Packard Enterprise Co.	229,870	3,300,933
HP, Inc.	242,025	5,084,945
NetApp, Inc.	38,901	2,152,003
Seagate Technology plc	41,600	1,740,544
Western Digital Corp.	42,750	3,399,908
Xerox Corp.	29,432	857,943

		142,877,640

Total Information Technology		790,813,555

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM LARGE CAP MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

	Number of Shares	Value (Note 1)
Materials (2.7%)
Chemicals (2.0%)
Air Products & Chemicals, Inc.	31,555	$5,177,544
Albemarle Corp.	16,004	2,046,752
CF Industries Holdings, Inc.	33,731	1,434,917
DowDuPont, Inc.	340,206	24,229,470
Eastman Chemical Co.	21,045	1,949,609
Ecolab, Inc.	37,652	5,052,145
FMC Corp.	19,575	1,852,970
International Flavors & Fragrances, Inc.	11,729	1,789,963
LyondellBasell Industries NV, Class A	46,980	5,182,834
Monsanto Co.	64,260	7,504,282
Mosaic Co. (The)	51,855	1,330,599
PPG Industries, Inc.	37,036	4,326,546
Praxair, Inc.	41,651	6,442,577
Sherwin-Williams Co. (The)	11,925	4,889,727

		73,209,935

Construction Materials (0.1%)
Martin Marietta Materials, Inc.	9,071	2,005,054
Vulcan Materials Co.	19,241	2,469,967

		4,475,021

Containers & Packaging (0.3%)
Avery Dennison Corp.	12,489	1,434,487
Ball Corp.	51,943	1,966,043
International Paper Co. (x)	60,264	3,491,695
Packaging Corp. of America	13,554	1,633,935
Sealed Air Corp.	27,135	1,337,756
WestRock Co.	36,490	2,306,532

		12,170,448

Metals & Mining (0.3%)
Freeport-McMoRan, Inc.*	196,001	3,716,179
Newmont Mining Corp.	77,996	2,926,410
Nucor Corp.	46,372	2,948,332

		9,590,921

Total Materials		99,446,325

Real Estate (2.6%)
Equity Real Estate Investment Trusts (REITs) (2.5%)
Alexandria Real Estate Equities, Inc. (REIT)	14,034	1,832,700
American Tower Corp. (REIT)	62,170	8,869,794
Apartment Investment & Management Co. (REIT), Class A	21,949	959,391
AvalonBay Communities, Inc. (REIT)	20,268	3,616,014
Boston Properties, Inc. (REIT)	22,532	2,929,836
Crown Castle International Corp. (REIT)	58,881	6,536,380
Digital Realty Trust, Inc. (REIT)	30,273	3,448,095
Duke Realty Corp. (REIT) (x)	50,954	1,386,458
Equinix, Inc. (REIT)	11,456	5,192,088
Equity Residential (REIT)	53,959	3,440,965
Essex Property Trust, Inc. (REIT)	9,630	2,324,393
Extra Space Storage, Inc. (REIT)	18,811	1,645,022
Federal Realty Investment Trust (REIT)	10,220	1,357,318
GGP, Inc. (REIT)	92,184	2,156,184
HCP, Inc. (REIT)	67,754	1,767,024
Host Hotels & Resorts, Inc. (REIT) (x)	107,462	2,133,121
Iron Mountain, Inc. (REIT)	39,642	1,495,693
Kimco Realty Corp. (REIT)	60,802	1,103,556
Macerich Co. (The) (REIT)	15,988	1,050,092
Mid-America Apartment Communities, Inc. (REIT)	16,374	1,646,569
Prologis, Inc. (REIT)	76,989	4,966,560
Public Storage (REIT)	21,982	4,594,238
Realty Income Corp. (REIT)	41,393	2,360,229
Regency Centers Corp. (REIT)	20,955	1,449,667
SBA Communications Corp. (REIT)*	17,064	2,787,575
Simon Property Group, Inc. (REIT)	45,400	7,796,996
SL Green Realty Corp. (REIT)	14,192	1,432,399
UDR, Inc. (REIT)	39,925	1,537,911
Ventas, Inc. (REIT)	51,089	3,065,851
Vornado Realty Trust (REIT)	24,830	1,941,209
Welltower, Inc. (REIT)	53,841	3,433,441
Weyerhaeuser Co. (REIT)	110,640	3,901,166

		94,157,935

Real Estate Management & Development (0.1%)
CBRE Group, Inc., Class A*	44,834	1,941,761

Total Real Estate		96,099,696

Telecommunication Services (1.9%)
Diversified Telecommunication Services (1.9%)
AT&T, Inc.	892,513	34,700,906
CenturyLink, Inc.	142,609	2,378,718
Verizon Communications, Inc.	593,127	31,394,212

Total Telecommunication Services		68,473,836

Utilities (2.7%)
Electric Utilities (1.6%)
Alliant Energy Corp.	32,836	1,399,142
American Electric Power Co., Inc.	71,514	5,261,285
Duke Energy Corp.	101,679	8,552,221
Edison International	48,010	3,036,152
Entergy Corp.	26,684	2,171,811
Eversource Energy	45,452	2,871,657
Exelon Corp.	139,267	5,488,512
FirstEnergy Corp.	64,486	1,974,561
NextEra Energy, Inc.	68,624	10,718,384
PG&E Corp.	74,230	3,327,731
Pinnacle West Capital Corp.	16,684	1,421,143
PPL Corp.	100,412	3,107,751
Southern Co. (The) (x)	146,465	7,043,502
Xcel Energy, Inc.	74,511	3,584,724

		59,958,576

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM LARGE CAP MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

	Number of Shares	Value (Note 1)
Independent Power and Renewable Electricity Producers (0.1%)
AES Corp.	100,070	$1,083,758
NRG Energy, Inc.	42,871	1,220,966

		2,304,724

Multi-Utilities (0.9%)
Ameren Corp.	34,977	2,063,293
CenterPoint Energy, Inc.	62,089	1,760,844
CMS Energy Corp.	40,627	1,921,657
Consolidated Edison, Inc.	44,947	3,818,248
Dominion Energy, Inc.	93,295	7,562,494
DTE Energy Co.	26,326	2,881,644
NiSource, Inc.	50,147	1,287,273
Public Service Enterprise Group, Inc.	74,162	3,819,343
SCANA Corp.	19,723	784,581
Sempra Energy	36,296	3,880,768
WEC Energy Group, Inc.	46,098	3,062,290

		32,842,435

Water Utilities (0.1%)
American Water Works Co., Inc.	26,033	2,381,759

Total Utilities		97,487,494

Total Common Stocks (90.8%) (Cost $1,558,236,445)		3,316,412,580

SHORT-TERM INVESTMENTS:
Investment Company (4.0%)
JPMorgan Prime Money Market Fund, IM Shares	144,730,734	144,745,208

	Principal Amount	Value (Note 1)
Repurchase Agreements (0.9%)
Bank of Nova Scotia, 1.35%, dated 12/29/17, due 1/2/18, repurchase price $1,250,188, collateralized by various U.S. Government Treasury Securities, ranging from 3.625%-3.875%, maturing 4/15/29-8/15/43; total market value $1,275,001. (xx)	$1,250,000	1,250,000
Bank of Nova Scotia (The), 1.39%, dated 12/29/17, due 1/2/18, repurchase price $3,000,463, collateralized by various U.S. Government Treasury Securities, ranging from 0.000%-3.750%, maturing 1/11/18-2/15/47; total market value $3,062,517. (xx)	3,000,000	3,000,000
Bank of Nova Scotia (The), 1.39%, dated 12/29/17, due 1/2/18, repurchase price $1,500,232, collateralized by various U.S. Government Treasury Securities, ranging from 0.000%-3.750%, maturing 1/11/18-2/15/47; total market value $1,531,258. (xx)	1,500,000	1,500,000
Citigroup Global Markets Ltd., 1.40%, dated 12/29/17, due 1/2/18, repurchase price $2,400,373, collateralized by various Foreign Government Agency Securities, ranging from 1.625%-2.500%, maturing 3/16/21-7/29/25, U.S. Government Treasury Securities, ranging from 0.875%-7.250%, maturing from 8/15/20-2/15/47; total market value $2,448,000. (xx)	$2,400,000	$2,400,000
Citigroup Global Markets, Inc., 1.60%, dated 12/29/17, due 1/2/18, repurchase price $4,000,711, collateralized by various Common Stocks; total market value $4,400,002. (xx)	4,000,000	4,000,000
Deutsche Bank AG, 1.81%, dated 12/29/17, due 1/2/18, repurchase price $2,400,483, collateralized by various Common Stocks, U.S. Government Treasury Securities, ranging from 1.875%-2.250%, maturing 4/30/22-8/15/46; total market value $2,669,331. (xx)	2,400,000	2,400,000
Deutsche Bank AG, 1.81%, dated 12/29/17, due 1/2/18, repurchase price $3,000,603, collateralized by various Common Stocks, U.S. Government Treasury Securities, ranging from 1.875%-2.250%, maturing 4/30/22-8/15/46; total market value $3,336,664. (xx)	3,000,000	3,000,000
Deutsche Bank AG, 1.81%, dated 12/29/17, due 1/2/18, repurchase price $1,400,282, collateralized by various Common Stocks, U.S. Government Treasury Securities, ranging from 1.875%-2.250%, maturing 4/30/22-8/15/46; total market value $1,557,110. (xx)	1,400,000	1,400,000
Deutsche Bank AG, 1.81%, dated 12/29/17, due 1/2/18, repurchase price $1,500,302, collateralized by various Common Stocks, U.S. Government Treasury Securities, ranging from 1.875%-2.250%, maturing 4/30/22-8/15/46; total market value $1,668,332. (xx)	1,500,000	1,500,000
Deutsche Bank AG, 1.55%, dated 12/29/17, due 1/2/18, repurchase price $2,700,465, collateralized by various Corporate Bonds, ranging from 1.750%-1.8750%, maturing 9/5/19-4/14/22, Foreign Government Agency Securities, ranging from 1.875%-2.000%, maturing 3/15/19-5/2/25; total market value $2,754,002. (xx)	2,700,000	2,700,000

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM LARGE CAP MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

	Principal Amount	Value (Note 1)
Macquarie Bank Ltd., 1.42%, dated 12/29/17, due 1/2/18, repurchase price $500,079, collateralized by various U.S. Government Treasury Securities, ranging from 0.000%-3.750%, maturing 1/4/18-11/15/47; total market value $510,225. (xx)	$500,000	$500,000
NBC Global Finance Ltd., 1.59%, dated 12/29/17, due 1/2/18, repurchase price $2,900,512, collateralized by various Common Stocks; total market value $3,226,037. (xx)	2,900,000	2,900,000
NBC Global Finance Ltd., 1.59%, dated 12/29/17, due 1/2/18, repurchase price $3,100,548, collateralized by various Common Stocks; total market value $3,448,523. (xx)	3,100,000	3,100,000
NBC Global Finance Ltd., 1.59%, dated 12/29/17, due 1/2/18, repurchase price $2,800,495, collateralized by various Common Stocks; total market value $3,114,795. (xx)	2,800,000	2,800,000
RBS Securities, Inc., 1.37%, dated 12/29/17, due 1/2/18, repurchase price $9,414, collateralized by various U.S. Government Treasury Securities, ranging from 1.750%-1.875%, maturing 2/28/22-9/30/22; total market value $9,600. (xx)	9,412	9,412
Societe Generale SA, 1.32%, dated 12/29/17, due 1/5/18, repurchase price $2,000,513, collateralized by various U.S. Government Treasury Securities, ranging from 0.000%-3.000%, maturing 11/15/21-11/15/46; total market value $2,040,001. (xx)	2,000,000	2,000,000

Total Repurchase Agreements		34,459,412

Total Short-Term Investments (4.9%) (Cost $179,230,216)		179,204,620

Total Investments in Securities (95.7%) (Cost $1,737,466,661)		3,495,617,200
Other Assets Less Liabilities (4.3%)		158,254,690

Net Assets (100%)		$3,653,871,890

*	Non-income producing.
#	All, or a portion of security held by broker as collateral for financial futures contracts, with a total collateral value of $10,976,748.
‡	All, or a portion, of the security is an affiliated company as defined under the Investment Company Act of 1940.
(x)	All or a portion of security is on loan at December 31, 2017.
(xx)	At December 31, 2017, the Portfolio had loaned securities with a total value of $33,654,815. This was secured by cash collateral of $34,459,412 which was subsequently invested in joint repurchase agreements with a total value of $34,459,412, as detailed in the Notes to the Financial Statements, for which the Portfolio has a proportionate interest as reported in the Portfolio of Investments as Repurchase Agreements, and $276,083 collateralized by various U.S. Government Treasury Securities, ranging from 0.000% - 8.000%, maturing 1/4/18 - 11/15/46.

Glossary:

USD	— United States Dollar

Investments in companies which were affiliates for the year ended December 31, 2017, were as follows:

Security Description	Shares at December 31, 2017	Market Value December 31, 2016 ($)	Purchases at Cost ($)	Proceeds from Sales ($)	Net Realized Gain (Loss) ($)	Change in Unrealized Appreciation/ (Depreciation) ($)	Market Value December 31, 2017 ($)	Dividend/ Interest Income ($)	Capital Gain Distributions ($)
BlackRock, Inc.	12,658	5,397,199	—	(628,274)	79,452	1,654,164	6,502,541	132,023	—
PNC Financial Services Group, Inc. (The)	48,757	6,641,223	—	(1,007,879)	224,053	1,177,751	7,035,148	137,354	—

Total		12,038,422	—	(1,636,153)	303,505	2,831,915	13,537,689	269,377	—

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM LARGE CAP MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

Futures contracts outstanding as of December 31, 2017 (Note 1) :

Description	Number of Contracts	Expiration Date	Trading Currency	Notional Amount ($)	Value and Unrealized Appreciation (Depreciation) ($)
Long Contracts
S&P 500 E-Mini Index	2,513	3/2018	USD	336,239,400	3,562,470

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2017:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Common Stocks
Consumer Discretionary	$404,795,310	$—	$—	$404,795,310
Consumer Staples	271,933,556	—	—	271,933,556
Energy	201,600,835	—	—	201,600,835
Financials	490,341,564	—	—	490,341,564
Health Care	457,273,579	—	—	457,273,579
Industrials	338,146,830	—	—	338,146,830
Information Technology	790,813,555	—	—	790,813,555
Materials	99,446,325	—	—	99,446,325
Real Estate	96,099,696	—	—	96,099,696
Telecommunication Services	68,473,836	—	—	68,473,836
Utilities	97,487,494	—	—	97,487,494
Futures	3,562,470	—	—	3,562,470
Short-Term Investments
Investment Company	144,745,208	—	—	144,745,208
Repurchase Agreements	—	34,459,412	—	34,459,412

Total Assets	$3,464,720,258	$34,459,412	$—	$3,499,179,670

Total Liabilities	$—	$—	$—	$—

Total	$3,464,720,258	$34,459,412	$—	$3,499,179,670

There were no transfers between Levels 1, 2 or 3 during the year ended December 31, 2017.

Fair Values of Derivative Instruments as of December 31, 2017:

	Statement of Assets and Liabilities
Derivatives Not Accounted for as Hedging Instrument^	Asset Derivatives	Fair Value
Equity contracts	Receivables, Net assets – Unrealized appreciation	$3,562,470	*

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Portfolio of Investments. Only variation margin is reported within the Statement of Assets & Liabilities.

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM LARGE CAP MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2017:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instrument^	Futures
Equity contracts	$59,115,551

Amount of Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instrument^	Futures
Equity contracts	$1,827,846

^ This Portfolio held futures contracts as a substitute for investing in conventional securities, hedging and in an attempt to enhance returns.

The Portfolio held futures contracts with an average notional balance of approximately $332,710,000 during the year ended December 31, 2017.

Investment security transactions for the year ended December 31, 2017 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities (affiliated 8%)*	$96,207,546
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities (affiliated 11%)*	$540,338,955

* During the year ended December 31, 2017, the Portfolio engaged in purchases and sales of securities pursuant to Rule 17a-7 of the 1940 Act (amount is percentage of total Purchases and/or Sales).

As of December 31, 2017, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments in securities and derivative instruments, if applicable, for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$1,801,581,659
Aggregate gross unrealized depreciation	(43,748,138)

Net unrealized appreciation	$1,757,833,521

Federal income tax cost of investments in securities and derivative instruments, if applicable	$1,741,346,149

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM LARGE CAP MANAGED VOLATILITY PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2017

ASSETS
Investments in Securities, at value (x):
Affiliated Issuers (Cost $5,110,391)	$13,537,689
Unaffiliated Issuers (Cost $1,697,896,858)	3,447,620,099
Repurchase Agreements (Cost $34,459,412)	34,459,412
Cash	180,217,474
Cash held as collateral at broker	11,104,400
Dividends, interest and other receivables	3,537,254
Receivable for securities sold	2,370,638
Securities lending income receivable	13,915
Other assets	15,607

Total assets	3,692,876,488

LIABILITIES
Payable for return of collateral on securities loaned	34,459,412
Payable to Separate Accounts for Portfolio shares redeemed	1,426,233
Investment management fees payable	1,363,707
Due to broker for futures variation margin	1,218,804
Administrative fees payable	376,895
Trustees’ fees payable	3,170
Accrued expenses	156,377

Total liabilities	39,004,598

NET ASSETS	$3,653,871,890

Net assets were comprised of:
Paid in capital	$1,863,245,865
Accumulated undistributed net investment income (loss)	1,996,257
Accumulated undistributed net realized gain (loss)	26,916,759
Net unrealized appreciation (depreciation)	1,761,713,009

Net assets	$3,653,871,890

Class K
Net asset value, offering and redemption price per share, $3,653,871,890 / 243,833,527 shares outstanding (unlimited amount authorized: $0.01 par value)	$14.99

(x)	Includes value of securities on loan of $33,654,815.

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2017

INVESTMENT INCOME
Dividends ($269,377 of dividend income received from affiliates)	$68,589,946
Interest	1,300,894
Securities lending (net)	113,231

Total income	70,004,071

EXPENSES
Investment management fees	15,686,515
Administrative fees	4,388,054
Printing and mailing expenses	293,337
Professional fees	130,924
Custodian fees	117,300
Trustees’ fees	84,617
Miscellaneous	89,068

Total expenses	20,789,815

NET INVESTMENT INCOME (LOSS)	49,214,256

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Investments in securities ($303,505 of realized gain (loss) from affiliates)	126,531,439
Futures contracts	59,115,551

Net realized gain (loss)	185,646,990

Change in unrealized appreciation (depreciation) on:
Investments in securities ($2,831,915 of change in unrealized appreciation (depreciation) from affiliates)	444,123,567
Futures contracts	1,827,846

Net change in unrealized appreciation (depreciation)	445,951,413

NET REALIZED AND UNREALIZED GAIN (LOSS)	631,598,403

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$680,812,659

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM LARGE CAP MANAGED VOLATILITY PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2017	2016
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$49,214,256	$52,936,226
Net realized gain (loss)	185,646,990	148,492,929
Net change in unrealized appreciation (depreciation)	445,951,413	184,196,385

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	680,812,659	385,625,540

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income
Class K	(49,542,558)	(53,284,244)
Distributions from net realized capital gains
Class K	(195,327,469)	(106,784,357)

TOTAL DIVIDENDS AND DISTRIBUTIONS	(244,870,027)	(160,068,601)

CAPITAL SHARES TRANSACTIONS:
Class K
Capital shares sold [ 988,596 and 1,812,124 shares, respectively ]	13,840,957	22,049,472
Capital shares issued in reinvestment of dividends and distributions [ 16,542,452 and 11,962,250 shares, respectively ]	244,870,027	160,068,601
Capital shares repurchased [ (38,569,143) and (59,876,817) shares, respectively ]	(555,980,167)	(771,593,582)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	(297,269,183)	(589,475,509)

TOTAL INCREASE (DECREASE) IN NET ASSETS	138,673,449	(363,918,570)
NET ASSETS:
Beginning of year	3,515,198,441	3,879,117,011

End of year (a)	$3,653,871,890	$3,515,198,441

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$1,996,257	$1,674,310

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM LARGE CAP MANAGED VOLATILITY PORTFOLIO

FINANCIAL HIGHLIGHTS

	January 1, 2015 to April 13, 2015‡	Year Ended December 31,
Class IA		2014	2013
Net asset value, beginning of year	$13.29	$13.10	$11.32

Income (loss) from investment operations:
Net investment income (loss) (e)	0.02	0.06	0.03
Net realized and unrealized gain (loss)	0.23	1.57	3.43

Total from investment operations	0.25	1.63	3.46

Less distributions:
Dividends from net investment income	—	(0.07)	(0.06)
Distributions from net realized gains	—	(1.37)	(1.62)

Total dividends and distributions	—	(1.44)	(1.68)

Net asset value, end of year	$13.54	$13.29	$13.10

Total return (b)	1.88%	12.53%	30.95%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$—	$2	$2
Ratio of expenses to average net assets:
After waivers and reimbursements (a)(f)	0.89%	0.88%	0.86%
Before waivers and reimbursements (a)(f)	0.89%	0.88%	0.86%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (a)(f)	0.46%	0.47%	0.27%
Before waivers and reimbursements (a)(f)	0.46%	0.47%	0.27%
Portfolio turnover rate (z)^	10%	3%	4%

	Year Ended December 31,
Class K	2017	2016	2015	2014	2013
Net asset value, beginning of year	$13.27	$12.47	$13.29	$13.10	$11.32

Income (loss) from investment operations:
Net investment income (loss) (e)	0.20	0.19	0.16	0.10	0.09
Net realized and unrealized gain (loss)	2.57	1.22	(0.12)	1.57	3.41

Total from investment operations	2.77	1.41	0.04	1.67	3.50

Less distributions:
Dividends from net investment income	(0.21)	(0.20)	(0.17)	(0.11)	(0.10)
Distributions from net realized gains	(0.84)	(0.41)	(0.69)	(1.37)	(1.62)

Total dividends and distributions	(1.05)	(0.61)	(0.86)	(1.48)	(1.72)

Net asset value, end of year	$14.99	$13.27	$12.47	$13.29	$13.10

Total return	21.08%	11.30%	0.51%	12.82%	31.27%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$3,653,872	$3,515,198	$3,879,117	$4,368,684	$4,622,795
Ratio of expenses to average net assets:
After waivers and reimbursements (f)	0.58%	0.59%	0.59%	0.61%	0.61%
Before waivers and reimbursements (f)	0.58%	0.59%	0.59%	0.61%	0.61%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (f)	1.38%	1.45%	1.23%	0.75%	0.68%
Before waivers and reimbursements (f)	1.38%	1.45%	1.23%	0.75%	0.68%
Portfolio turnover rate^	3%	3%	10%	3%	4%
‡	After the close of business on April 13, 2015, operations ceased and shares were fully redeemed. The shares are no longer being offered, but are still registered.
^	Portfolio turnover rate excludes derivatives, if any.
(a)	Ratios for periods less than one year are annualized. Certain non-recurring expenses incurred by the Portfolio are not annualized for periods less than one year.
(b)	Total returns for periods less than one year are not annualized.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.
(z)	Portfolio turnover rate for periods less than one year is not annualized.

See Notes to Financial Statements.

ATM MID CAP MANAGED VOLATILITY PORTFOLIO (Unaudited)

INVESTMENT MANAGER

➢	AXA Equitable Funds Management Group, LLC

INVESTMENT SUB-ADVISERS

➢	AllianceBernstein L.P.

➢	BlackRock Investment Management, LLC

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/17
	1 Year	5 Years	Since Incept.
Portfolio – Class K Shares*	15.47%	14.16%	13.98%
Volatility Managed Index – Mid Cap Core II	16.24	14.76	13.93
S&P MidCap 400® Index	16.24	15.01	16.06
* Date of inception 8/26/11. Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class K shares returned 15.47% for the year ended December 31, 2017. This compares to the returns of the following benchmarks over the same period: the Volatility Managed Index — Mid Cap Core II and the S&P MidCap 400® Index, which returned 16.24% and 16.24%, respectively.

Portfolio Highlights

What helped performance during the year:

•	The sectors that contributed most to performance for the year ending December 31, 2017 were information technology, industrials, financials, and consumer discretionary.

•

The top five stocks that provided the most positive impact to performance for the year ending December 31, 2017 were NVR, Inc, Take-Two Interactive Software, Inc., Cognex Corp, The Chemours Co. and MSCI, Inc.

What hurt performance during the year:

•	The sectors that had the least impact to performance for the year ending December 31, 2017 were energy, telecommunication services, consumer staples and real estate.

•

The five stocks that provided the most negative impact to performance for the year ending December 31, 2017 were Nabors Industries Ltd., Mallinckrodt plc, Frontier Communications Corp., Dick’s Sporting Goods, Inc. and QEP Resources, Inc.

How did derivatives contribute/detract from performance during the year?

•

The Portfolio maintains, or may invest in other portfolios that maintain, exposure to exchange-traded index futures, for purposes of liquidity and/or to adjust the Portfolio’s equity exposure during periods of high market volatility. The derivatives are typically offset by a roughly equal allocation to cash and cash equivalents, and had a minimal impact on performance relative to the index.

Sector Weightings as of December 31, 2017	% of Net Assets
Information Technology	15.7%
Financials	15.7
Industrials	14.3
Consumer Discretionary	11.0
Real Estate	8.2
Health Care	6.8
Materials	6.5
Utilities	4.8
Repurchase Agreements	4.7
Investment Company	4.4
Energy	3.9
Consumer Staples	3.4
Telecommunication Services	0.1
Cash and Other	0.5

100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

ATM MID CAP MANAGED VOLATILITY PORTFOLIO (Unaudited)

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2017 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/17	Ending Account Value 12/31/17	Expenses Paid During Period* 7/1/17 - 12/31/17
Class K
Actual	$1,000.00	$1,093.41	$3.17
Hypothetical (5% average annual return before expenses)	1,000.00	1,022.18	3.06

*  Expenses are equal to the Portfolio’s Class K shares annualized expense ratio of 0.60%, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

EQ ADVISORS TRUST

ATM MID CAP MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2017

	Number of Shares	Value (Note 1)

COMMON STOCKS:
Consumer Discretionary (11.0%)
Auto Components (0.9%)
Cooper Tire & Rubber Co. (x)	5,243	$185,340
Dana, Inc.	14,858	475,605
Delphi Technologies plc*	9,102	477,582
Gentex Corp.	29,236	612,494

		1,751,021

Automobiles (0.4%)
Thor Industries, Inc.	5,064	763,246

Distributors (0.3%)
Pool Corp.	4,152	538,307

Diversified Consumer Services (0.7%)
Adtalem Global Education, Inc.*	6,208	261,046
Graham Holdings Co., Class B	490	273,592
Service Corp. International	19,259	718,746
Sotheby’s*	3,860	199,176

		1,452,560

Hotels, Restaurants & Leisure (2.4%)
Brinker International, Inc. (x)	4,747	184,373
Buffalo Wild Wings, Inc.*	1,610	251,724
Cheesecake Factory, Inc. (The) (x)	4,349	209,535
Churchill Downs, Inc.	1,357	315,774
Cracker Barrel Old Country Store, Inc. (x)	2,469	392,299
Domino’s Pizza, Inc.	4,511	852,398
Dunkin’ Brands Group, Inc.	9,293	599,120
ILG, Inc.	10,811	307,897
International Speedway Corp., Class A	2,488	99,147
Jack in the Box, Inc.	3,011	295,409
Papa John’s International, Inc. (x)	2,618	146,896
Six Flags Entertainment Corp. (x)	8,012	533,359
Texas Roadhouse, Inc.	6,679	351,850
Wendy’s Co. (The)	18,638	306,036

		4,845,817

Household Durables (1.9%)
CalAtlantic Group, Inc.	7,786	439,053
Helen of Troy Ltd.*	2,818	271,514
KB Home (x)	8,701	277,997
NVR, Inc.*	368	1,291,025
Tempur Sealy International, Inc. (x)*	4,741	297,213
Toll Brothers, Inc.	15,143	727,167
TRI Pointe Group, Inc.*	15,423	276,380
Tupperware Brands Corp.	5,201	326,103

		3,906,452

Internet & Direct Marketing Retail (0.0%)
HSN, Inc.	1,062	42,852

Leisure Products (0.6%)
Brunswick Corp.	9,015	497,808
Polaris Industries, Inc. (x)	5,998	743,692

		1,241,500

Media (1.3%)
AMC Networks, Inc., Class A*	5,167	279,431
Cable One, Inc.	495	348,158
Cinemark Holdings, Inc.	10,873	378,598
John Wiley & Sons, Inc., Class A	4,583	301,332
Live Nation Entertainment, Inc.*	13,788	586,956
Meredith Corp.	4,056	267,899
New York Times Co. (The), Class A	13,031	241,074
TEGNA, Inc.	22,105	311,238

		2,714,686

Multiline Retail (0.2%)
Big Lots, Inc. (x)	4,347	244,084
Dillard’s, Inc., Class A (x)	2,126	127,666

		371,750

Specialty Retail (1.6%)
Aaron’s, Inc.	6,441	256,674
American Eagle Outfitters, Inc.	17,216	323,661
AutoNation, Inc. (x)*	6,068	311,470
Bed Bath & Beyond, Inc.	14,739	324,111
Dick’s Sporting Goods, Inc.	8,509	244,549
GameStop Corp., Class A (x)	10,458	187,721
Michaels Cos., Inc. (The)*	11,424	276,347
Murphy USA, Inc.*	3,333	267,840
Office Depot, Inc.	53,476	189,305
Sally Beauty Holdings, Inc.*	13,166	246,994
Urban Outfitters, Inc.*	8,223	288,298
Williams-Sonoma, Inc. (x)	7,994	413,289

		3,330,259

Textiles, Apparel & Luxury Goods (0.7%)
Carter’s, Inc.	4,864	571,471
Deckers Outdoor Corp.*	3,267	262,177
Skechers U.S.A., Inc., Class A*	13,749	520,262

		1,353,910

Total Consumer Discretionary		22,312,360

Consumer Staples (3.4%)
Beverages (0.1%)
Boston Beer Co., Inc. (The), Class A (x)*	889	169,888

Food & Staples Retailing (0.5%)
Casey’s General Stores, Inc. (x)	3,937	440,707
Sprouts Farmers Market, Inc.*	12,731	310,000
United Natural Foods, Inc.*	5,232	257,781

		1,008,488

Food Products (2.3%)
Dean Foods Co.	9,440	109,126
Flowers Foods, Inc.	18,894	364,843
Hain Celestial Group, Inc. (The)*	10,626	450,436
Ingredion, Inc.	7,409	1,035,778
Lamb Weston Holdings, Inc.	15,048	849,460
Lancaster Colony Corp.	2,012	259,971
Post Holdings, Inc.*	6,815	539,952
Sanderson Farms, Inc.	2,044	283,666
Snyder’s-Lance, Inc.	8,832	442,307
Tootsie Roll Industries, Inc. (x)	1,901	69,196

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM MID CAP MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

	Number of Shares	Value (Note 1)

TreeHouse Foods, Inc.*	5,917	$292,655

		4,697,390

Household Products (0.1%)
Energizer Holdings, Inc.	6,224	298,628

Personal Products (0.4%)
Avon Products, Inc.*	44,598	95,886
Edgewell Personal Care Co.*	5,742	341,017
Nu Skin Enterprises, Inc., Class A	5,082	346,745

		783,648

Total Consumer Staples		6,958,042

Energy (3.9%)
Energy Equipment & Services (1.4%)
Core Laboratories NV (x)	4,548	498,233
Diamond Offshore Drilling, Inc. (x)*	6,637	123,382
Dril-Quip, Inc.*	3,880	185,076
Ensco plc, Class A	44,982	265,844
Nabors Industries Ltd.	32,899	224,700
Oceaneering International, Inc.	10,186	215,332
Patterson-UTI Energy, Inc.	22,809	524,836
Rowan Cos. plc, Class A*	11,684	182,971
Superior Energy Services, Inc.*	15,694	151,133
Transocean Ltd. (x)*	40,191	429,240

		2,800,747

Oil, Gas & Consumable Fuels (2.5%)
Callon Petroleum Co. (x)*	20,854	253,376
CNX Resources Corp.*	21,447	313,770
Energen Corp.*	9,954	573,052
Gulfport Energy Corp.*	17,067	217,775
HollyFrontier Corp.	18,231	933,791
Matador Resources Co.*	9,978	310,615
Murphy Oil Corp. (x)	16,572	514,561
PBF Energy, Inc., Class A	11,243	398,564
QEP Resources, Inc.*	24,946	238,733
SM Energy Co.	10,601	234,070
Southwestern Energy Co. (x)*	52,878	295,059
World Fuel Services Corp.	7,014	197,374
WPX Energy, Inc.*	40,781	573,789

		5,054,529

Total Energy		7,855,276

Financials (15.7%)
Banks (7.7%)
Associated Banc-Corp.	15,499	393,675
BancorpSouth Bank	8,613	270,879
Bank of Hawaii Corp.	4,357	373,395
Bank of the Ozarks, Inc.	12,472	604,268
Cathay General Bancorp	7,763	327,366
Chemical Financial Corp.	7,283	389,422
Commerce Bancshares, Inc.	9,720	542,765
Cullen/Frost Bankers, Inc.	5,928	561,085
East West Bancorp, Inc.	14,887	905,576
First Horizon National Corp.	33,588	671,424
FNB Corp.	33,239	459,363
Fulton Financial Corp.	18,084	323,704
Hancock Holding Co.	8,767	433,967
Home BancShares, Inc.	16,201	376,673

International Bancshares Corp.	5,606	222,558
MB Financial, Inc.	8,582	382,071
PacWest Bancorp	13,281	669,362
Pinnacle Financial Partners, Inc.	7,585	502,886
Prosperity Bancshares, Inc.	7,148	500,860
Signature Bank*	5,521	757,812
Sterling Bancorp	23,104	568,358
SVB Financial Group*	5,446	1,273,110
Synovus Financial Corp.	12,339	591,532
TCF Financial Corp.	17,686	362,563
Texas Capital Bancshares, Inc.*	5,087	452,234
Trustmark Corp.	6,825	217,445
UMB Financial Corp.	4,490	322,921
Umpqua Holdings Corp.	22,627	470,642
United Bankshares, Inc. (x)	10,745	373,389
Valley National Bancorp	27,272	305,992
Webster Financial Corp.	9,449	530,656
Wintrust Financial Corp.	5,751	473,710

		15,611,663

Capital Markets (3.3%)
Eaton Vance Corp.	12,142	684,687
FactSet Research Systems, Inc.	4,049	780,485
Federated Investors, Inc., Class B	9,773	352,610
Interactive Brokers Group, Inc., Class A	7,359	435,726
Janus Henderson Group plc	18,538	709,264
Legg Mason, Inc.	8,787	368,878
MarketAxess Holdings, Inc.	3,878	782,387
MSCI, Inc.	9,260	1,171,760
SEI Investments Co.	13,460	967,236
Stifel Financial Corp.	7,023	418,290

		6,671,323

Consumer Finance (0.2%)
SLM Corp.*	44,403	501,754

Insurance (4.0%)
Alleghany Corp.*	1,606	957,320
American Financial Group, Inc.	7,076	768,029
Aspen Insurance Holdings Ltd.	6,141	249,325
Brown & Brown, Inc.	11,885	611,602
CNO Financial Group, Inc.	17,233	425,483
First American Financial Corp.	11,399	638,800
Genworth Financial, Inc., Class A*	51,510	160,196
Hanover Insurance Group, Inc. (The)	4,347	469,824
Kemper Corp.	5,063	348,841
Mercury General Corp.	3,758	200,828
Old Republic International Corp.	25,216	539,118
Primerica, Inc.	4,543	461,342
Reinsurance Group of America, Inc.	6,639	1,035,218
RenaissanceRe Holdings Ltd.	4,121	517,556
WR Berkley Corp.	9,887	708,404

		8,091,886

Thrifts & Mortgage Finance (0.5%)
New York Community Bancorp, Inc.	50,383	655,987

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM MID CAP MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

	Number of Shares	Value (Note 1)

Washington Federal, Inc.	8,916	$305,373

		961,360

Total Financials		31,837,986

Health Care (6.8%)
Biotechnology (0.6%)
Bioverativ, Inc.*	11,121	599,644
United Therapeutics Corp.*	4,464	660,449

		1,260,093

Health Care Equipment & Supplies (2.8%)
ABIOMED, Inc.*	4,324	810,361
Globus Medical, Inc., Class A*	7,490	307,839
Halyard Health, Inc.*	4,830	223,049
Hill-Rom Holdings, Inc.	6,762	569,969
LivaNova plc*	4,431	354,126
Masimo Corp.*	4,877	413,570
NuVasive, Inc.*	5,256	307,423
STERIS plc	8,735	764,050
Teleflex, Inc.	4,656	1,158,506
West Pharmaceutical Services, Inc.	7,634	753,247

		5,662,140

Health Care Providers & Services (1.5%)
Acadia Healthcare Co., Inc. (x)*	8,325	271,645
HealthSouth Corp. (x)	10,141	501,067
LifePoint Health, Inc.*	4,065	202,437
MEDNAX, Inc.*	9,613	513,719
Molina Healthcare, Inc. (x)*	4,511	345,903
Owens & Minor, Inc.	6,392	120,681
Tenet Healthcare Corp. (x)*	8,401	127,359
WellCare Health Plans, Inc.*	4,598	924,704

		3,007,515

Health Care Technology (0.3%)
Allscripts Healthcare Solutions, Inc.*	18,642	271,241
Medidata Solutions, Inc.*	6,002	380,347

		651,588

Life Sciences Tools & Services (0.9%)
Bio-Rad Laboratories, Inc., Class A*	2,104	502,162
Bio-Techne Corp.	3,847	498,379
Charles River Laboratories International, Inc.*	4,868	532,802
INC Research Holdings, Inc., Class A*	5,810	253,316

		1,786,659

Pharmaceuticals (0.7%)
Akorn, Inc.*	9,687	312,212
Catalent, Inc.*	13,641	560,373
Endo International plc*	20,811	161,285
Mallinckrodt plc*	9,749	219,937
Prestige Brands Holdings, Inc.*	5,403	239,947

		1,493,754

Total Health Care		13,861,749

Industrials (14.3%)
Aerospace & Defense (1.8%)
Curtiss-Wright Corp.	4,534	552,468
Esterline Technologies Corp.*	2,719	203,109
Huntington Ingalls Industries, Inc.	4,682	1,103,547
KLX, Inc.*	5,319	363,022
Orbital ATK, Inc.	5,935	780,453
Teledyne Technologies, Inc.*	3,649	661,016

		3,663,615

Airlines (0.4%)
JetBlue Airways Corp.*	32,993	737,064

Building Products (0.4%)
Lennox International, Inc.	3,872	806,383

Commercial Services & Supplies (1.6%)
Brink’s Co. (The)	5,185	408,060
Clean Harbors, Inc.*	5,365	290,783
Copart, Inc.*	20,699	893,989
Deluxe Corp.	4,955	380,742
Herman Miller, Inc.	6,173	247,229
HNI Corp.	4,452	171,714
MSA Safety, Inc.	3,456	267,909
Pitney Bowes, Inc.	19,321	216,009
Rollins, Inc.	9,830	457,390

		3,333,825

Construction & Engineering (1.2%)
AECOM*	16,151	600,010
Dycom Industries, Inc.*	3,191	355,573
EMCOR Group, Inc.	6,060	495,405
Granite Construction, Inc.	4,110	260,697
KBR, Inc.	14,496	287,456
Valmont Industries, Inc.	2,314	383,777

		2,382,918

Electrical Equipment (0.7%)
EnerSys	4,325	301,150
Hubbell, Inc.	5,648	764,400
Regal Beloit Corp.	4,557	349,066

		1,414,616

Industrial Conglomerates (0.4%)
Carlisle Cos., Inc.	6,379	724,973

Machinery (4.6%)
AGCO Corp.	6,784	484,581
Crane Co.	5,184	462,516
Donaldson Co., Inc.	13,360	653,972
Graco, Inc.	17,367	785,335
IDEX Corp.	7,876	1,039,395
ITT, Inc.	9,037	482,305
Kennametal, Inc.	8,349	404,175
Lincoln Electric Holdings, Inc.	6,366	582,998
Nordson Corp.	5,244	767,722
Oshkosh Corp.	7,730	702,580
Terex Corp.	8,189	394,874
Timken Co. (The)	6,985	343,313
Toro Co. (The)	11,073	722,292
Trinity Industries, Inc.	15,574	583,402
Wabtec Corp. (x)	8,787	715,525
Woodward, Inc.	5,662	433,369

		9,558,354

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM MID CAP MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

	Number of Shares	Value (Note 1)

Marine (0.2%)
Kirby Corp.*	5,508	$367,934

Professional Services (0.6%)
Dun & Bradstreet Corp. (The)	3,805	450,550
ManpowerGroup, Inc.	6,824	860,575

		1,311,125

Road & Rail (1.7%)
Avis Budget Group, Inc.*	7,355	322,737
Genesee & Wyoming, Inc., Class A*	6,332	498,518
Knight-Swift Transportation Holdings, Inc.	13,148	574,831
Landstar System, Inc.	4,321	449,816
Old Dominion Freight Line, Inc.	7,051	927,560
Ryder System, Inc.	5,429	456,959
Werner Enterprises, Inc.	4,622	178,640

		3,409,061

Trading Companies & Distributors (0.7%)
GATX Corp. (x)	3,926	244,040
MSC Industrial Direct Co., Inc., Class A	4,592	443,863
NOW, Inc. (x)*	11,163	123,128
Watsco, Inc.	3,125	531,375

		1,342,406

Total Industrials		29,052,274

Information Technology (15.7%)
Communications Equipment (0.9%)
ARRIS International plc*	18,150	466,273
Ciena Corp.*	14,674	307,127
InterDigital, Inc.	3,555	270,713
NetScout Systems, Inc.*	8,955	272,680
Plantronics, Inc.	3,355	169,025
ViaSat, Inc. (x)*	5,589	418,337

		1,904,155

Electronic Equipment, Instruments & Components (4.6%)
Arrow Electronics, Inc.*	9,062	728,675
Avnet, Inc.	12,424	492,239
Belden, Inc.	4,344	335,226
Cognex Corp.	17,802	1,088,769
Coherent, Inc.*	2,530	714,017
IPG Photonics Corp.*	3,881	831,039
Jabil, Inc.	18,183	477,304
Keysight Technologies, Inc.*	19,078	793,645
Knowles Corp.*	9,262	135,781
Littelfuse, Inc.	2,334	461,712
National Instruments Corp.	10,991	457,555
SYNNEX Corp.	2,992	406,762
Tech Data Corp.*	3,561	348,871
Trimble, Inc.*	25,911	1,053,023
VeriFone Systems, Inc.*	11,583	205,135
Vishay Intertechnology, Inc.	13,566	281,495
Zebra Technologies Corp., Class A*	5,479	568,720

		9,379,968

Internet Software & Services (0.6%)
Cars.com, Inc. (x)*	7,399	213,387
j2 Global, Inc.	4,948	371,248
LogMeIn, Inc.	5,414	619,904

		1,204,539

IT Services (3.2%)
Acxiom Corp.*	8,099	223,208
Broadridge Financial Solutions, Inc.	12,013	1,088,138
Convergys Corp. (x)	9,438	221,793
CoreLogic, Inc.*	8,475	391,630
DST Systems, Inc.	6,190	384,213
Jack Henry & Associates, Inc.	7,959	930,885
Leidos Holdings, Inc.	14,641	945,369
MAXIMUS, Inc.	6,674	477,725
Sabre Corp.	21,407	438,844
Science Applications International Corp.	4,451	340,813
Teradata Corp. (x)*	12,429	478,019
WEX, Inc.*	4,109	580,314

		6,500,951

Semiconductors & Semiconductor Equipment (2.8%)
Cirrus Logic, Inc.*	6,525	338,387
Cree, Inc.*	10,115	375,671
Cypress Semiconductor Corp.	34,234	521,726
First Solar, Inc.*	8,363	564,670
Integrated Device Technology, Inc.*	13,665	406,260
Microsemi Corp.*	12,101	625,017
MKS Instruments, Inc.	5,591	528,350
Monolithic Power Systems, Inc.	3,948	443,597
Silicon Laboratories, Inc.*	4,368	385,694
Synaptics, Inc. (x)*	3,494	139,550
Teradyne, Inc.	20,184	845,104
Versum Materials, Inc.	11,146	421,876

		5,595,902

Software (3.3%)
ACI Worldwide, Inc.*	12,241	277,503
Blackbaud, Inc.	4,928	465,647
CDK Global, Inc.	13,518	963,563
CommVault Systems, Inc.*	4,383	230,108
Fair Isaac Corp.	3,097	474,460
Fortinet, Inc.*	15,368	671,428
Manhattan Associates, Inc.*	7,055	349,505
PTC, Inc.*	11,897	722,981
Take-Two Interactive Software, Inc.*	11,754	1,290,354
Tyler Technologies, Inc.*	3,604	638,088
Ultimate Software Group, Inc. (The)*	2,930	639,414

		6,723,051

Technology Hardware, Storage & Peripherals (0.3%)
3D Systems Corp. (x)*	11,585	100,094
Diebold Nixdorf, Inc. (x)	7,776	127,138
NCR Corp.*	12,461	423,549

		650,781

Total Information Technology		31,959,347

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM MID CAP MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

	Number of Shares	Value (Note 1)

Materials (6.5%)
Chemicals (2.8%)
Ashland Global Holdings, Inc.	6,403	$455,894
Cabot Corp.	6,358	391,589
Chemours Co. (The)	19,041	953,193
Minerals Technologies, Inc.	3,646	251,027
NewMarket Corp.	963	382,687
Olin Corp.	17,090	608,062
PolyOne Corp.	8,302	361,137
RPM International, Inc.	13,738	720,147
Scotts Miracle-Gro Co. (The), Class A	4,191	448,395
Sensient Technologies Corp.	4,483	327,931
Valvoline, Inc.	20,836	522,150

		5,422,212

Construction Materials (0.3%)
Eagle Materials, Inc.	5,007	567,293

Containers & Packaging (1.1%)
AptarGroup, Inc.	6,431	554,866
Bemis Co., Inc.	9,306	444,734
Greif, Inc., Class A	2,671	161,809
Owens-Illinois, Inc.*	16,694	370,106
Silgan Holdings, Inc.	7,625	224,099
Sonoco Products Co.	10,205	542,294

		2,297,908

Metals & Mining (2.0%)
Allegheny Technologies, Inc. (x)*	12,874	310,778
Carpenter Technology Corp.	4,833	246,435
Commercial Metals Co.	11,999	255,819
Compass Minerals International, Inc. (x)	3,511	253,670
Reliance Steel & Aluminum Co.	7,501	643,511
Royal Gold, Inc.	6,732	552,832
Steel Dynamics, Inc.	24,359	1,050,603
United States Steel Corp. (x)	17,964	632,153
Worthington Industries, Inc.	4,623	203,689

		4,149,490

Paper & Forest Products (0.3%)
Domtar Corp.	6,406	317,225
Louisiana-Pacific Corp.*	14,859	390,197

		707,422

Total Materials		13,144,325

Real Estate (8.2%)
Equity Real Estate Investment Trusts (REITs) (7.9%)
Alexander & Baldwin, Inc. (REIT)	4,780	132,597
American Campus Communities, Inc. (REIT)	14,026	575,487
Camden Property Trust (REIT)	9,545	878,714
CoreCivic, Inc. (REIT)	12,247	275,558
CoreSite Realty Corp. (REIT)	3,516	400,472
Corporate Office Properties Trust (REIT)	10,269	299,855
Cousins Properties, Inc. (REIT)	43,153	399,165
CyrusOne, Inc. (REIT)	9,387	558,808
DCT Industrial Trust, Inc. (REIT)	9,584	563,348

Douglas Emmett, Inc. (REIT)	16,371	672,193
Education Realty Trust, Inc. (REIT)	7,733	270,036
EPR Properties (REIT)	6,590	431,381
First Industrial Realty Trust, Inc. (REIT)	12,292	386,829
GEO Group, Inc. (The) (REIT)	12,683	299,319
Healthcare Realty Trust, Inc. (REIT)	12,868	413,320
Highwoods Properties, Inc. (REIT)	10,600	539,646
Hospitality Properties Trust (REIT)	16,893	504,256
JBG SMITH Properties (REIT)	9,558	331,949
Kilroy Realty Corp. (REIT)	10,115	755,085
Lamar Advertising Co. (REIT), Class A	8,609	639,132
LaSalle Hotel Properties (REIT)	11,706	328,587
Liberty Property Trust (REIT)	15,183	653,021
Life Storage, Inc. (REIT)	4,769	424,775
Mack-Cali Realty Corp. (REIT)	9,301	200,530
Medical Properties Trust, Inc. (REIT)	37,738	520,030
National Retail Properties, Inc. (REIT)	15,628	674,036
Omega Healthcare Investors, Inc. (REIT) (x)	20,316	559,503
Potlatch Corp. (REIT)	4,149	207,035
Quality Care Properties, Inc. (REIT)*	9,724	134,288
Rayonier, Inc. (REIT)	13,218	418,085
Sabra Health Care REIT, Inc. (REIT)	18,277	343,059
Senior Housing Properties Trust (REIT)	24,426	467,758
Tanger Factory Outlet Centers, Inc. (REIT) (x)	9,684	256,723
Taubman Centers, Inc. (REIT)	6,223	407,171
Uniti Group, Inc. (REIT) (x)	16,853	299,815
Urban Edge Properties (REIT)	10,820	275,802
Washington Prime Group, Inc. (REIT)	19,119	136,127
Weingarten Realty Investors (REIT)	12,260	402,986

		16,036,481

Real Estate Management & Development (0.3%)
Jones Lang LaSalle, Inc.	4,682	697,290

Total Real Estate		16,733,771

Telecommunication Services (0.1%)
Wireless Telecommunication Services (0.1%)
Telephone & Data Systems, Inc.	9,357	260,125

Total Telecommunication Services		260,125

Utilities (4.8%)
Electric Utilities (1.7%)
Great Plains Energy, Inc.	22,214	716,179
Hawaiian Electric Industries, Inc.	11,156	403,289
IDACORP, Inc.	5,213	476,260

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM MID CAP MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

	Number of Shares	Value (Note 1)

OGE Energy Corp.	20,557	$676,531
PNM Resources, Inc.	8,156	329,910
Westar Energy, Inc.	14,621	771,989

		3,374,158

Gas Utilities (1.9%)
Atmos Energy Corp.	11,391	978,373
National Fuel Gas Co. (x)	8,790	482,659
New Jersey Resources Corp.	8,937	359,267
ONE Gas, Inc.	5,365	393,040
Southwest Gas Holdings, Inc.	4,919	395,881
UGI Corp.	17,828	837,025
WGL Holdings, Inc.	5,258	451,347

		3,897,592

Multi-Utilities (0.8%)
Black Hills Corp. (x)	5,467	328,621
MDU Resources Group, Inc.	20,086	539,912
NorthWestern Corp.	4,980	297,306
Vectren Corp.	8,533	554,816

		1,720,655

Water Utilities (0.4%)
Aqua America, Inc.	18,280	717,124

Total Utilities		9,709,529

Total Common Stocks (90.4%) (Cost $122,370,430)		183,684,784

SHORT-TERM INVESTMENTS:
Investment Company (4.4%)
JPMorgan Prime Money Market Fund, IM Shares	8,952,269	8,953,165

	Principal Amount	Value (Note 1)
Repurchase Agreements (4.7%)
Bank of Nova Scotia (The), 1.39%, dated 12/29/17, due 1/2/18, repurchase price $400,062, collateralized by various U.S. Government Treasury Securities, ranging from 0.000%-3.750%, maturing 1/11/18-2/15/47; total market value $408,336. (xx)	$400,000	400,000
Bank of Nova Scotia (The), 1.39%, dated 12/29/17, due 1/2/18, repurchase price $300,046, collateralized by various U.S. Government Treasury Securities, ranging from 0.000%-3.750%, maturing 1/11/18-2/15/47; total market value $306,252. (xx)	300,000	300,000

Citigroup Global Markets Ltd., 1.40%, dated 12/29/17, due 1/2/18, repurchase price $600,093, collateralized by various Foreign Government Agency Securities, ranging from 1.625%-2.500%, maturing 3/16/21-7/29/25, U.S. Government Treasury Securities, ranging from 0.875%-7.250%, maturing from 8/15/20-2/15/47; total market value $612,000. (xx)	600,000	$600,000
Citigroup Global Markets, Inc., 1.60%, dated 12/29/17, due 1/2/18, repurchase price $1,000,178, collateralized by various Common Stocks; total market value $1,100,000. (xx)	1,000,000	1,000,000
Deutsche Bank AG, 1.81%, dated 12/29/17, due 1/2/18, repurchase price $800,161, collateralized by various Common Stocks, U.S. Government Treasury Securities, ranging from 1.875%-2.250%, maturing 4/30/22-8/15/46; total market value $889,777. (xx)	800,000	800,000
Deutsche Bank AG, 1.81%, dated 12/29/17, due 1/2/18, repurchase price $500,101, collateralized by various Common Stocks, U.S. Government Treasury Securities, ranging from 1.875%-2.250%, maturing 4/30/22-8/15/46; total market value $556,111. (xx)	500,000	500,000
Deutsche Bank AG, 1.81%, dated 12/29/17, due 1/2/18, repurchase price $100,020, collateralized by various Common Stocks, U.S. Government Treasury Securities, ranging from 1.875%-2.250%, maturing 4/30/22-8/15/46; total market value $111,222. (xx)	100,000	100,000
Deutsche Bank AG, 1.55%, dated 12/29/17, due 1/2/18, repurchase price $700,121, collateralized by various Corporate Bonds, ranging from 1.750%-1.875%, maturing 9/5/19-4/14/22, Foreign Government Agency Securities, ranging from 1.875%-2.000%, maturing 3/15/19-5/2/25; total market value $714,000. (xx)	700,000	700,000

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM MID CAP MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

	Principal Amount	Value (Note 1)

Deutsche Bank AG, 1.81%, dated 12/29/17, due 1/2/18, repurchase price $1,000,201, collateralized by various Common Stocks, U.S. Government Treasury Securities, ranging from 1.875%-2.250%, maturing 4/30/22-8/15/46; total market value $1,112,221. (xx)	$1,000,000	$1,000,000
NBC Global Finance Ltd., 1.59%, dated 12/29/17, due 1/2/18, repurchase price $700,124, collateralized by various Common Stocks; total market value $778,699. (xx)	700,000	700,000
NBC Global Finance Ltd., 1.59%, dated 12/29/17, due 1/2/18, repurchase price $900,159, collateralized by various Common Stocks; total market value $1,001,184. (xx)	900,000	900,000
NBC Global Finance Ltd., 1.59%, dated 12/29/17, due 1/2/18, repurchase price $900,159, collateralized by various Common Stocks; total market value $1,001,184. (xx)	900,000	900,000

RBS Securities, Inc., 1.37%, dated 12/29/17, due 1/2/18, repurchase price $1,563,578, collateralized by various U.S. Government Treasury Securities, ranging from 1.750%-1.875%, maturing 2/28/22-9/30/22; total market value $1,594,617. (xx)	1,563,340	1,563,340

Total Repurchase Agreements		9,463,340

Total Short-Term Investments (9.1%) (Cost $18,417,844)		18,416,505

Total Investments in Securities (99.5%) (Cost $140,788,274)		202,101,289
Other Assets Less Liabilities (0.5%)		1,042,729

Net Assets (100%)		$203,144,018

*	Non-income producing.
(x)	All or a portion of security is on loan at December 31, 2017.
(xx)	At December 31, 2017, the Portfolio had loaned securities with a total value of $9,990,961. This was secured by cash collateral of $9,463,340 which was subsequently invested in joint repurchase agreements with a total value of $9,463,340, as detailed in the Notes to the Financial Statements, for which the Portfolio has a proportionate interest as reported in the Portfolio of Investments as Repurchase Agreements, and $849,790 collateralized by various U.S. Government Treasury Securities, ranging from 0.000% – 8.000%, maturing 1/4/18 – 11/15/46.

Glossary:

USD	—United States Dollar

Futures contracts outstanding as of December 31, 2017 (Note 1):
Description	Number of Contracts	Expiration Date	Trading Currency	Notional Amount ($)	Value and Unrealized Appreciation (Depreciation) ($)
Long Contracts
S&P Midcap 400 E-Mini Index	102	3/2018	USD	19,404,480	122,746

					122,746

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM MID CAP MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2017:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Common Stocks
Consumer Discretionary	$22,312,360	$—	$—	$22,312,360
Consumer Staples	6,958,042	—	—	6,958,042
Energy	7,855,276	—	—	7,855,276
Financials	31,837,986	—	—	31,837,986
Health Care	13,861,749	—	—	13,861,749
Industrials	29,052,274	—	—	29,052,274
Information Technology	31,959,347	—	—	31,959,347
Materials	13,144,325	—	—	13,144,325
Real Estate	16,733,771	—	—	16,733,771
Telecommunication Services	260,125	—	—	260,125
Utilities	9,709,529	—	—	9,709,529
Futures	122,746	—	—	122,746
Short-Term Investments
Investment Company	8,953,165	—	—	8,953,165
Repurchase Agreements	—	9,463,340	—	9,463,340

Total Assets	$192,760,695	$9,463,340	$—	$202,224,035

Total Liabilities	$—	$—	$—	$—

Total	$192,760,695	$9,463,340	$—	$202,224,035

There were no transfers between Levels 1, 2 or 3 during the year ended December 31, 2017.

Fair Values of Derivative Instruments as of December 31, 2017:

	Statement of Assets and Liabilities
Derivatives Not Accounted for as Hedging Instrument^	Asset Derivatives	Fair Value
Equity contracts	Receivables, Net assets – Unrealized appreciation	$122,746	*

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Portfolio of Investments. Only variation margin is reported within the Statement of Assets & Liabilities.

The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2017:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instrument^	Futures
Equity contracts	$2,180,317

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM MID CAP MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

Amount of Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instrument^	Futures
Equity contracts	$297,273

^ This Portfolio held futures contracts as a substitute for investing in conventional securities, hedging and in an attempt to enhance returns.

The Portfolio held futures contracts with an average notional balance of approximately $18,933,000 during the year ended Decemeber 31, 2017.

Investment security transactions for the year ended December 31, 2017 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities (affiliated 36%)*	$29,173,977
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities (affiliated 25%)*	$52,737,394

* During the year ended December 31, 2017, the Portfolio engaged in purchases and sales of securities pursuant to Rule 17a-7 of the 1940 Act (amount is percentage of total Purchases and/or Sales).

As of December 31, 2017, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments in securities and derivative instruments, if applicable, for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$69,546,925
Aggregate gross unrealized depreciation	(8,433,528)

Net unrealized appreciation	$61,113,397

Federal income tax cost of investments in securities and derivative instruments, if applicable	$141,110,638

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM MID CAP MANAGED VOLATILITY PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2017

ASSETS
Investments in Securities, at value (x):
Unaffiliated Issuers (Cost $131,324,934)	$192,637,949
Repurchase Agreements (Cost $9,463,340)	9,463,340
Cash	10,242,167
Cash held as collateral at broker	667,100
Dividends, interest and other receivables	274,167
Receivable for securities sold	91,485
Securities lending income receivable	6,178
Other assets	888

Total assets	213,383,274

LIABILITIES
Payable for return of collateral on securities loaned	9,463,340
Payable for securities purchased	435,750
Due to broker for futures variation margin	120,372
Payable to Separate Accounts for Portfolio shares redeemed	81,102
Investment management fees payable	56,803
Administrative fees payable	20,941
Accrued expenses	60,948

Total liabilities	10,239,256

NET ASSETS	$203,144,018

Net assets were comprised of:
Paid in capital	$140,605,238
Accumulated undistributed net investment income (loss)	16,729
Accumulated undistributed net realized gain (loss)	1,086,290
Net unrealized appreciation (depreciation)	61,435,761

Net assets	$203,144,018

Class K
Net asset value, offering and redemption price per share, $203,144,018 / 24,441,793 shares outstanding (unlimited amount authorized: $0.01 par value)	$8.31

(x)	Includes value of securities on loan of $9,990,961.

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2017

INVESTMENT INCOME
Dividends (net of $963 foreign withholding tax)	$2,525,041
Interest	78,585
Securities lending (net)	65,133

Total income	2,668,759

EXPENSES
Investment management fees	902,779
Administrative fees	247,226
Custodian fees	61,700
Professional fees	50,312
Printing and mailing expenses	16,722
Trustees’ fees	4,725
Miscellaneous	5,609

Gross expenses	1,289,073
Less: Waiver from investment manager	(85,237)

Net expenses	1,203,836

NET INVESTMENT INCOME (LOSS)	1,464,923

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Investments in securities	16,387,612
Futures contracts	2,180,317

Net realized gain (loss)	18,567,929

Change in unrealized appreciation (depreciation) on:
Investments in securities	8,604,240
Futures contracts	297,273

Net change in unrealized appreciation (depreciation)	8,901,513

NET REALIZED AND UNREALIZED GAIN (LOSS)	27,469,442

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$28,934,365

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM MID CAP MANAGED VOLATILITY PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2017	2016
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$1,464,923	$1,789,475
Net realized gain (loss)	18,567,929	14,752,001
Net change in unrealized appreciation (depreciation)	8,901,513	17,885,604

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	28,934,365	34,427,080

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income
Class K	(1,670,697)	(1,825,673)
Distributions from net realized capital gains
Class K	(19,210,637)	(13,810,110)

TOTAL DIVIDENDS AND DISTRIBUTIONS	(20,881,334)	(15,635,783)

CAPITAL SHARES TRANSACTIONS:
Class K
Capital shares sold [ 80,376 and 454,217 shares, respectively ]	666,950	3,126,048
Capital shares issued in reinvestment of dividends and distributions [ 2,555,625 and 1,937,109 shares, respectively ]	20,881,334	15,635,783
Capital shares repurchased [ (3,155,120) and (2,865,512) shares, respectively ]	(26,838,688)	(21,667,265)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	(5,290,404)	(2,905,434)

TOTAL INCREASE (DECREASE) IN NET ASSETS	2,762,627	15,885,863
NET ASSETS:
Beginning of year	200,381,391	184,495,528

End of year (a)	$203,144,018	$200,381,391

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$16,729	$12,626

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM MID CAP MANAGED VOLATILITY PORTFOLIO

FINANCIAL HIGHLIGHTS

	January 1, 2015 to April 13, 2015‡	Year Ended December 31,
Class IA		2014	2013
Net asset value, beginning of period	$8.74	$9.95	$9.75

Income (loss) from investment operations:
Net investment income (loss) (e)	— #	— #	(0.05)†
Net realized and unrealized gain (loss)	0.47	0.84	3.11

Total from investment operations	0.47	0.84	3.06

Less distributions:
Dividends from net investment income	—	— #	— #
Distributions from net realized gains	—	(2.05)	(2.86)

Total dividends and distributions	—	(2.05)	(2.86)

Net asset value, end of period	$9.21	$8.74	$9.95

Total return (b)	5.38%	8.66%	32.29%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$—	$2	$2
Ratio of expenses to average net assets:
After waivers and reimbursements (a)(f)	0.83%	0.88%	0.90%
Before waivers and reimbursements (a)(f)	0.83%	0.88%	0.90%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (a)(f)	0.02%	— %‡‡	(0.44)%
Before waivers and reimbursements (a)(f)	0.02%	— %‡‡	(0.44)%
Portfolio turnover rate (z)^	35%	13%	11%

	Year Ended December 31,
Class K	2017	2016	2015	2014	2013
Net asset value, beginning of year	$8.03	$7.25	$8.73	$9.94	$9.75

Income (loss) from investment operations:
Net investment income (loss) (e)	0.06	0.07	0.05	0.02	0.02
Net realized and unrealized gain (loss)	1.16	1.38	(0.33)	0.85	3.06

Total from investment operations	1.22	1.45	(0.28)	0.87	3.08

Less distributions:
Dividends from net investment income	(0.08)	(0.08)	(0.06)	(0.03)	(0.03)
Distributions from net realized gains	(0.86)	(0.59)	(1.14)	(2.05)	(2.86)

Total dividends and distributions	(0.94)	(0.67)	(1.20)	(2.08)	(2.89)

Net asset value, end of year	$8.31	$8.03	$7.25	$8.73	$9.94

Total return	15.47%	20.02%	(3.08)%	8.93%	32.51%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$203,144	$200,381	$184,496	$249,728	$343,710
Ratio of expenses to average net assets:
After waivers and reimbursements (f)	0.60%	0.63%	0.64%	0.66%	0.65%
Before waivers and reimbursements (f)	0.64%	0.65%	0.64%	0.66%	0.65%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (f)	0.73%	0.96%	0.56%	0.24%	0.20%
Before waivers and reimbursements (f)	0.69%	0.94%	0.56%	0.24%	0.20%
Portfolio turnover rate^	16%	16%	35%	13%	11%

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM MID CAP MANAGED VOLATILITY PORTFOLIO

FINANCIAL HIGHLIGHTS (Continued)

‡	After the close of business on April 13, 2015, operations ceased and shares were fully redeemed. The shares are no longer being offered, but are still registered.
‡‡	Amount is less than 0.005%.
†	The amount shown for a share outstanding throughout the period does not accord with the aggregate net income and/or gain on investments for that period because of the timing of sales and repurchases of the Portfolio shares in relation to fluctuating market value of the investments in the Portfolio.
#	Per share amount is less than $0.005.
^	Portfolio turnover rate excludes derivatives, if any.
(a)	Ratios for periods less than one year are annualized. Certain non-recurring expenses incurred by the Portfolio are not annualized for periods less than one year.
(b)	Total returns for periods less than one year are not annualized.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.
(z)	Portfolio turnover rate for periods less than one year is not annualized.

See Notes to Financial Statements.

ATM SMALL CAP MANAGED VOLATILITY PORTFOLIO (Unaudited)

INVESTMENT MANAGER

➢	AXA Equitable Funds Management Group, LLC

INVESTMENT SUB-ADVISERS

➢	AllianceBernstein L.P.

➢	BlackRock Investment Management, LLC

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/17
	1 Year	5 Years	Since Incept.
Portfolio – Class K Shares*	14.08%	13.60%	13.57%
Volatility Managed Index – Small Cap Core II	14.65	13.94	13.10
Russell 2000® Index	14.65	14.12	15.44
* Date of inception 8/26/11. Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class K shares returned 14.08% for the year ended December 31, 2017. This compares to the returns of the following benchmarks over the same period: the Volatility Managed Index — Small Cap Core II and the Russell 2000® Index, which returned 14.65% and 14.65%, respectively.

Portfolio Highlights

What helped performance during the year:

•	The sectors that contributed most to performance for the year ending December 31, 2017 were health care, industrials, information technology, consumer discretionary and financials.

•

The top five stocks that provided the most positive impact to performance for the year ending December 31, 2017 were Nektar Therapeutics, Kite Pharma Inc., Exact Sciences Corp., Sage Therapeutics Inc. and Grubhub Inc.

What hurt performance during the year:

•	The sectors that had the least impact to performance for the year ending December 31, 2017 were energy, telecommunication services, consumer staples, real estate and utilities.

•

The five stocks that provided the most negative impact to performance for the year ending December 31, 2017 were Cardtronics plc, US Silica Holdings Inc., Xperi Corp., Carrizo Oil & Co. Inc. and Ultragenyx Pharmaceutical, Inc.

How did derivatives contribute/detract from performance during the year?

•

The Portfolio maintains, or may invest in other portfolios that maintain, exposure to exchange-traded index futures, for purposes of liquidity and/or to adjust the Portfolio’s equity exposure during periods of high market volatility. The derivatives are typically offset by a roughly equal allocation to cash and cash equivalents, and had a minimal impact on performance relative to the index.

Sector Weightings as of December 31, 2017	% of Net Assets
Financials	15.9%
Information Technology	14.9
Industrials	13.8
Health Care	13.8
Consumer Discretionary	11.2
Repurchase Agreements	7.8
Real Estate	6.0
Investment Company	5.1
Materials	4.1
Energy	3.6
Utilities	3.2
Consumer Staples	2.5
Telecommunication Services	0.7
Cash and Other	(2.6)

100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2017 and held for the entire six-month period.

ATM SMALL CAP MANAGED VOLATILITY PORTFOLIO (Unaudited)

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/17	Ending Account Value 12/31/17	Expenses Paid During Period* 7/1/17 - 12/31/17
Class K
Actual	$1,000.00	$1,089.12	$3.16
Hypothetical (5% average annual return before expenses)	1,000.00	1,022.18	3.06

*  Expenses are equal to the Portfolio’s Class K shares annualized expense ratio of 0.60%, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

EQ ADVISORS TRUST

ATM SMALL CAP MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2017

	Number of Shares	Value (Note 1)

COMMON STOCKS:
Consumer Discretionary (11.2%)
Auto Components (1.1%)
American Axle & Manufacturing Holdings, Inc.*	41,833	$712,416
Cooper Tire & Rubber Co.	22,541	796,824
Cooper-Standard Holdings, Inc.*	7,681	940,923
Dana, Inc.	62,324	1,994,992
Dorman Products, Inc.*	11,560	706,778
Fox Factory Holding Corp.*	15,191	590,170
Gentherm, Inc.*	16,593	526,828
Horizon Global Corp.*	8,230	115,385
LCI Industries	10,959	1,424,670
Modine Manufacturing Co.*	19,988	403,758
Motorcar Parts of America, Inc.*	6,141	153,464
Shiloh Industries, Inc.*	4,872	39,950
Standard Motor Products, Inc.	9,209	413,576
Stoneridge, Inc.*	11,384	260,238
Superior Industries International, Inc.	11,094	164,746
Tenneco, Inc.	21,406	1,253,107
Tower International, Inc.	7,917	241,864

		10,739,689

Automobiles (0.1%)
Winnebago Industries, Inc.	13,601	756,216

Distributors (0.1%)
Core-Mark Holding Co., Inc.	20,021	632,263
Funko, Inc., Class A*	2,371	15,767
VOXX International Corp.*	6,215	34,804
Weyco Group, Inc.	2,196	65,265

		748,099

Diversified Consumer Services (0.8%)
Adtalem Global Education, Inc.*	25,720	1,081,526
American Public Education, Inc.*	5,184	129,859
Ascent Capital Group, Inc., Class A*	3,490	40,100
Bridgepoint Education, Inc.*	5,396	44,787
Cambium Learning Group, Inc.*	4,687	26,622
Capella Education Co.	5,507	426,242
Career Education Corp.*	29,236	353,171
Carriage Services, Inc.	4,800	123,408
Chegg, Inc. (x)*	40,533	661,499
Collectors Universe, Inc.	2,757	78,960
Grand Canyon Education, Inc.*	20,562	1,840,917
Houghton Mifflin Harcourt Co.*	47,621	442,875
K12, Inc.*	13,867	220,485
Laureate Education, Inc., Class A*	20,916	283,621
Liberty Tax, Inc.	1,903	20,933
Regis Corp.*	13,776	211,599
Sotheby’s*	16,615	857,334
Strayer Education, Inc.	5,319	476,476
Weight Watchers International, Inc. (x)*	12,249	542,386

		7,862,800

Hotels, Restaurants & Leisure (2.8%)
Belmond Ltd., Class A*	38,320	469,420
Biglari Holdings, Inc.*	425	176,120
BJ’s Restaurants, Inc.	8,719	317,372
Bloomin’ Brands, Inc.	41,870	893,506
Bojangles’, Inc.*	5,508	64,994
Boyd Gaming Corp.	36,321	1,273,051
Brinker International, Inc.	20,173	783,519
Buffalo Wild Wings, Inc.*	6,807	1,064,274
Caesars Entertainment Corp.*	59,260	749,639
Carrols Restaurant Group, Inc.*	10,132	123,104
Century Casinos, Inc.*	6,670	60,897
Cheesecake Factory, Inc. (The) (x)	19,358	932,668
Churchill Downs, Inc.	5,810	1,351,987
Chuy’s Holdings, Inc.*	7,750	217,388
Cracker Barrel Old Country Store, Inc. (x)	8,536	1,356,284
Dave & Buster’s Entertainment, Inc.*	17,833	983,847
Del Frisco’s Restaurant Group, Inc.*	5,889	89,807
Del Taco Restaurants, Inc.*	10,523	127,539
Denny’s Corp.*	29,070	384,887
DineEquity, Inc. (x)	8,004	406,043
Drive Shack, Inc.*	19,972	110,445
El Pollo Loco Holdings, Inc.*	6,739	66,716
Eldorado Resorts, Inc. (x)*	19,261	638,502
Empire Resorts, Inc. (x)*	1,255	33,885
Fiesta Restaurant Group, Inc. (x)*	7,453	141,607
Fogo De Chao, Inc.*	2,931	34,000
Golden Entertainment, Inc.*	3,437	112,218
Habit Restaurants, Inc. (The), Class A (x)*	6,477	61,855
ILG, Inc.	48,249	1,374,131
Inspired Entertainment, Inc. (x)*	1,608	15,758
International Speedway Corp., Class A	11,063	440,861
J Alexander’s Holdings, Inc.*	5,192	50,362
Jack in the Box, Inc.	12,545	1,230,790
La Quinta Holdings, Inc.*	38,709	714,568
Lindblad Expeditions Holdings, Inc.*	6,388	62,539
Marcus Corp. (The)	8,162	223,231
Marriott Vacations Worldwide Corp.	9,594	1,297,205
Monarch Casino & Resort, Inc.*	3,550	159,111
Nathan’s Famous, Inc.	990	74,745
Noodles & Co. (x)*	3,700	19,425
Papa John’s International, Inc.	11,841	664,399
Penn National Gaming, Inc.*	34,978	1,095,861
Pinnacle Entertainment, Inc.*	24,716	808,955
Planet Fitness, Inc., Class A*	37,095	1,284,600
Potbelly Corp.*	7,923	97,453
RCI Hospitality Holdings, Inc.	2,822	78,960
Red Lion Hotels Corp.*	4,169	41,065
Red Robin Gourmet Burgers, Inc.*	6,236	351,710
Red Rock Resorts, Inc., Class A	29,651	1,000,425

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM SMALL CAP MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

	Number of Shares	Value (Note 1)

Ruth’s Hospitality Group, Inc.	12,462	$269,802
Scientific Games Corp., Class A*	22,996	1,179,695
SeaWorld Entertainment, Inc. (x)*	31,428	426,478
Shake Shack, Inc., Class A (x)*	8,994	388,541
Sonic Corp.	18,445	506,869
Speedway Motorsports, Inc.	6,754	127,448
Texas Roadhouse, Inc.	29,703	1,564,753
Wingstop, Inc.	12,589	490,719
Zoe’s Kitchen, Inc.*	5,484	91,692

		29,157,725

Household Durables (1.4%)
AV Homes, Inc.*	4,592	76,457
Bassett Furniture Industries, Inc.	3,357	126,223
Beazer Homes USA, Inc.*	9,392	180,420
Cavco Industries, Inc.*	4,015	612,689
Century Communities, Inc.*	5,581	173,569
CSS Industries, Inc.	3,078	85,661
Ethan Allen Interiors, Inc.	12,728	364,021
Flexsteel Industries, Inc.	2,398	112,178
GoPro, Inc., Class A (x)*	45,997	348,197
Green Brick Partners, Inc.*	7,396	83,575
Hamilton Beach Brands Holding Co., Class A	2,298	59,036
Helen of Troy Ltd.*	11,930	1,149,456
Hooker Furniture Corp.	3,722	157,999
Hovnanian Enterprises, Inc., Class A*	41,904	140,378
Installed Building Products, Inc.*	9,310	707,095
iRobot Corp. (x)*	11,746	900,918
KB Home (x)	36,960	1,180,872
La-Z-Boy, Inc.	20,844	650,333
LGI Homes, Inc. (x)*	7,505	563,100
Libbey, Inc.	7,576	56,972
Lifetime Brands, Inc.	2,712	44,748
M/I Homes, Inc.*	10,996	378,262
MDC Holdings, Inc.	19,519	622,266
Meritage Homes Corp.*	17,933	918,170
New Home Co., Inc. (The)*	3,541	44,369
PICO Holdings, Inc.*	8,124	103,987
Taylor Morrison Home Corp., Class A*	33,892	829,337
TopBuild Corp.*	15,884	1,203,053
TRI Pointe Group, Inc.*	67,897	1,216,713
Universal Electronics, Inc.*	6,886	325,364
William Lyon Homes, Class A*	10,820	314,646
ZAGG, Inc.*	7,935	146,401

		13,876,465

Internet & Direct Marketing Retail (0.4%)
1-800-Flowers.com, Inc., Class A*	14,037	150,196
Duluth Holdings, Inc., Class B (x)*	5,744	102,530
FTD Cos., Inc.*	7,410	53,278
Gaia, Inc., Class A*	2,502	31,025
Groupon, Inc. (x)*	147,306	751,261
HSN, Inc.	4,951	199,773

Lands’ End, Inc. (x)*	5,922	115,775
Liberty TripAdvisor Holdings, Inc., Class A*	32,804	309,178
Nutrisystem, Inc.	13,935	732,981
Overstock.com, Inc. (x)*	7,418	474,010
PetMed Express, Inc.	8,506	387,023
Shutterfly, Inc.*	15,722	782,169

		4,089,199

Leisure Products (0.3%)
Acushnet Holdings Corp.	12,129	255,679
American Outdoor Brands Corp. (x)*	24,953	320,397
Callaway Golf Co.	43,698	608,712
Clarus Corp.*	6,257	49,117
Escalade, Inc.	3,412	41,968
Johnson Outdoors, Inc., Class A	1,620	100,586
Malibu Boats, Inc., Class A*	9,040	268,759
Marine Products Corp.	6,463	82,339
MCBC Holdings, Inc.*	5,849	129,965
Nautilus, Inc.*	13,437	179,384
Sturm Ruger & Co., Inc.	7,762	433,508
Vista Outdoor, Inc.*	24,694	359,792

		2,830,206

Media (1.3%)
AMC Entertainment Holdings, Inc., Class A	23,079	348,493
Beasley Broadcast Group, Inc., Class A	1,534	20,556
Central European Media Enterprises Ltd., Class A (x)*	26,936	125,252
Clear Channel Outdoor Holdings, Inc., Class A	11,796	54,262
Daily Journal Corp. (x)*	331	76,203
Emerald Expositions Events, Inc.	5,254	106,866
Entercom Communications Corp., Class A	54,620	589,896
Entravision Communications Corp., Class A	19,419	138,846
Eros International plc (x)*	7,472	72,105
EW Scripps Co. (The), Class A*	26,206	409,600
Gannett Co., Inc.	50,424	584,414
Global Eagle Entertainment, Inc. (x)*	18,313	41,937
Gray Television, Inc.*	27,579	461,948
Hemisphere Media Group, Inc.*	5,083	58,709
IMAX Corp.*	25,828	597,918
Liberty Media Corp.-Liberty Braves, Class C*	14,840	329,745
Liberty Media Corp-Liberty Braves, Class A*	4,811	106,083
Loral Space & Communications, Inc.*	5,109	225,051
MDC Partners, Inc., Class A*	21,479	209,420
Meredith Corp. (x)	16,888	1,115,452
MSG Networks, Inc., Class A*	26,299	532,555
National CineMedia, Inc.	26,952	184,891
New Media Investment Group, Inc.	21,327	357,867

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM SMALL CAP MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

	Number of Shares	Value (Note 1)

New York Times Co. (The), Class A	57,018	$1,054,833
Nexstar Media Group, Inc., Class A	18,965	1,483,062
Reading International, Inc., Class A*	4,717	78,774
Saga Communications, Inc., Class A	1,189	48,095
Salem Media Group, Inc.	3,362	15,129
Scholastic Corp.	13,362	535,950
Sinclair Broadcast Group, Inc., Class A	31,140	1,178,649
Time, Inc.	42,935	792,151
Townsquare Media, Inc., Class A*	2,850	21,888
tronc, Inc.*	6,677	117,448
WideOpenWest, Inc.*	6,339	67,003
World Wrestling Entertainment, Inc., Class A (x)	16,214	495,824

		12,636,875

Multiline Retail (0.3%)
Big Lots, Inc. (x)	18,909	1,061,740
Dillard’s, Inc., Class A (x)	6,207	372,730
Fred’s, Inc., Class A (x)	11,461	46,417
JC Penney Co., Inc. (x)*	134,495	425,004
Ollie’s Bargain Outlet Holdings, Inc.*	20,862	1,110,902
Sears Holdings Corp. (x)*	3,688	13,203

		3,029,996

Specialty Retail (1.9%)
Aaron’s, Inc.	28,284	1,127,117
Abercrombie & Fitch Co., Class A (x)	30,478	531,232
American Eagle Outfitters, Inc.	72,324	1,359,690
America’s Car-Mart, Inc.*	2,233	99,703
Asbury Automotive Group, Inc.*	8,311	531,904
Ascena Retail Group, Inc. (x)*	80,119	188,280
At Home Group, Inc.*	1,649	50,113
Barnes & Noble Education, Inc.*	11,162	91,975
Barnes & Noble, Inc.	24,095	161,437
Big 5 Sporting Goods Corp. (x)	6,670	50,692
Boot Barn Holdings, Inc.*	4,338	72,054
Buckle, Inc. (The) (x)	12,032	285,760
Build-A-Bear Workshop, Inc.*	4,571	42,053
Caleres, Inc.	20,206	676,497
Camping World Holdings, Inc., Class A	13,555	606,315
Carvana Co. (x)*	4,701	89,883
Cato Corp. (The), Class A	6,795	108,176
Chico’s FAS, Inc.	59,833	527,727
Children’s Place, Inc. (The)	7,762	1,128,207
Citi Trends, Inc.	4,450	117,747
Conn’s, Inc. (x)*	8,210	291,866
Container Store Group, Inc. (The)*	5,905	27,990
DSW, Inc., Class A	29,041	621,768
Express, Inc.*	33,471	339,731
Finish Line, Inc. (The), Class A	17,171	249,495

Five Below, Inc.*	23,160	1,535,970
Francesca’s Holdings Corp.*	19,469	142,318
Genesco, Inc.*	6,139	199,518
GNC Holdings, Inc., Class A (x)*	29,540	109,003
Group 1 Automotive, Inc.	9,270	657,892
Guess?, Inc. (x)	26,670	450,190
Haverty Furniture Cos., Inc.	6,067	137,418
Hibbett Sports, Inc.*	5,960	121,584
J. Jill, Inc.*	3,687	28,759
Kirkland’s, Inc.*	4,557	54,525
Lithia Motors, Inc., Class A	10,349	1,175,543
Lumber Liquidators Holdings, Inc.*	12,078	379,128
MarineMax, Inc.*	6,689	126,422
Monro, Inc. (x)	14,572	829,875
National Vision Holdings, Inc.*	7,483	303,885
Office Depot, Inc.	231,037	817,871
Party City Holdco, Inc. (x)*	14,569	203,238
Pier 1 Imports, Inc.	33,964	140,611
Rent-A-Center, Inc. (x)	13,991	155,300
Restoration Hardware Holdings, Inc.*	8,696	749,682
Shoe Carnival, Inc.	3,204	85,707
Sleep Number Corp. (x)*	18,304	688,047
Sonic Automotive, Inc., Class A	8,620	159,039
Sportsman’s Warehouse Holdings, Inc. (x)*	11,669	77,132
Tailored Brands, Inc.	22,211	484,866
Tile Shop Holdings, Inc.	16,629	159,638
Tilly’s, Inc., Class A	4,177	61,653
Vitamin Shoppe, Inc.*	8,206	36,106
Winmark Corp.	491	63,535
Zumiez, Inc.*	5,961	124,138

		19,636,005

Textiles, Apparel & Luxury Goods (0.7%)
Columbia Sportswear Co.	13,253	952,626
Crocs, Inc.*	31,593	399,336
Culp, Inc.	3,674	123,079
Deckers Outdoor Corp.*	13,648	1,095,252
Delta Apparel, Inc.*	2,321	46,884
Fossil Group, Inc. (x)*	19,082	148,267
G-III Apparel Group Ltd.*	19,375	714,744
Iconix Brand Group, Inc.*	14,979	19,323
Movado Group, Inc.	6,334	203,955
Oxford Industries, Inc.	7,256	545,579
Perry Ellis International, Inc.*	3,429	85,862
Sequential Brands Group, Inc.*	14,363	25,566
Steven Madden Ltd.*	25,702	1,200,283
Superior Uniform Group, Inc.	2,487	66,428
Unifi, Inc.*	4,906	175,978
Vera Bradley, Inc.*	6,780	82,580
Wolverine World Wide, Inc.	42,898	1,367,588

		7,253,330

Total Consumer Discretionary		112,616,605

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM SMALL CAP MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

	Number of Shares	Value (Note 1)

Consumer Staples (2.5%)
Beverages (0.2%)
Boston Beer Co., Inc. (The), Class A*	3,900	$745,290
Castle Brands, Inc. (x)*	27,554	33,616
Coca-Cola Bottling Co. Consolidated	2,108	453,768
Craft Brew Alliance, Inc.*	3,770	72,384
MGP Ingredients, Inc.	5,501	422,917
National Beverage Corp.	4,825	470,148
Primo Water Corp.*	8,092	101,716

		2,299,839

Food & Staples Retailing (0.5%)
Andersons, Inc. (The)	12,497	389,282
Chefs’ Warehouse, Inc. (The)*	5,882	120,581
Ingles Markets, Inc., Class A	6,714	232,304
Natural Grocers by Vitamin Cottage, Inc. (x)*	3,202	28,594
Performance Food Group Co.*	37,891	1,254,191
PriceSmart, Inc.	9,386	808,135
Smart & Final Stores, Inc.*	12,564	107,422
SpartanNash Co.	16,239	433,257
SUPERVALU, Inc.*	16,926	365,602
United Natural Foods, Inc.*	22,568	1,111,925
Village Super Market, Inc., Class A	2,626	60,214
Weis Markets, Inc.	3,371	139,526

		5,051,033

Food Products (1.2%)
Alico, Inc.	765	22,568
Amplify Snack Brands, Inc. (x)*	15,024	180,438
B&G Foods, Inc. (x)	29,024	1,020,194
Bob Evans Farms, Inc.	8,717	687,074
Calavo Growers, Inc. (x)	7,528	635,363
Cal-Maine Foods, Inc.*	13,053	580,206
Darling Ingredients, Inc.*	72,688	1,317,832
Dean Foods Co.	40,905	472,862
Farmer Brothers Co.*	3,770	121,206
Fresh Del Monte Produce, Inc.	14,719	701,655
Freshpet, Inc.*	7,330	138,904
Hostess Brands, Inc.*	34,345	508,649
J&J Snack Foods Corp.	6,555	995,246
John B Sanfilippo & Son, Inc.	2,522	159,517
Lancaster Colony Corp.	8,177	1,056,550
Landec Corp.*	8,195	103,257
Lifeway Foods, Inc.*	1,440	11,520
Limoneira Co.	3,973	88,995
Sanderson Farms, Inc.	8,836	1,226,260
Seneca Foods Corp., Class A*	2,264	69,618
Snyder’s-Lance, Inc.	36,079	1,806,835
Tootsie Roll Industries, Inc. (x)	7,667	279,079

		12,183,828

Household Products (0.3%)
Central Garden & Pet Co.*	3,071	119,523
Central Garden & Pet Co., Class A*	17,153	646,840
HRG Group, Inc.*	52,656	892,519
Oil-Dri Corp. of America	2,026	84,079
Orchids Paper Products Co. (x)	3,135	40,128

WD-40 Co.	6,260	738,680

		2,521,769

Personal Products (0.1%)
elf Beauty, Inc. (x)*	6,643	148,205
Inter Parfums, Inc.	6,663	289,507
Medifast, Inc.	4,325	301,928
Natural Health Trends Corp.	2,350	35,697
Nature’s Sunshine Products, Inc.	3,975	45,911
Revlon, Inc., Class A (x)*	3,768	82,142
USANA Health Sciences, Inc.*	5,752	425,937

		1,329,327

Tobacco (0.2%)
Turning Point Brands, Inc.	1,883	39,788
Universal Corp.	11,293	592,883
Vector Group Ltd. (x)	43,709	978,207

		1,610,878

Total Consumer Staples		24,996,674

Energy (3.6%)
Energy Equipment & Services (1.4%)
Archrock, Inc.	30,471	319,946
Basic Energy Services, Inc.*	5,553	130,329
Bristow Group, Inc. (x)	16,222	218,510
C&J Energy Services, Inc.*	20,033	670,505
CARBO Ceramics, Inc. (x)*	10,960	111,573
Diamond Offshore Drilling, Inc. (x)*	27,467	510,612
Dril-Quip, Inc.*	16,449	784,617
Ensco plc, Class A	184,313	1,089,289
Era Group, Inc.*	6,399	68,789
Exterran Corp.*	14,229	447,360
Fairmount Santrol Holdings, Inc. (x)*	65,457	342,340
Forum Energy Technologies, Inc.*	34,662	538,994
Frank’s International NV (x)	25,312	168,325
Geospace Technologies Corp.*	4,683	60,739
Gulf Island Fabrication, Inc.	4,129	55,432
Helix Energy Solutions Group, Inc.*	60,783	458,304
Independence Contract Drilling, Inc.*	9,614	38,264
Keane Group, Inc.*	17,587	334,329
Key Energy Services, Inc.*	4,516	53,244
Mammoth Energy Services, Inc.*	3,897	76,498
Matrix Service Co.*	14,183	252,457
McDermott International, Inc.*	118,974	782,849
Natural Gas Services Group, Inc.*	3,579	93,770
NCS Multistage Holdings, Inc. (x)*	5,524	81,424
Newpark Resources, Inc.*	33,448	287,653
Noble Corp. plc*	104,102	470,541
Oil States International, Inc.*	23,022	651,523
Parker Drilling Co.*	39,921	39,921
PHI, Inc. (Non-Voting)*	6,865	79,428
Pioneer Energy Services Corp.*	35,373	107,888
ProPetro Holding Corp. (x)*	22,800	459,648

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM SMALL CAP MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

	Number of Shares	Value (Note 1)

Ranger Energy Services, Inc.*	1,538	$14,196
RigNet, Inc.*	5,096	76,185
Rowan Cos. plc, Class A*	50,413	789,468
SEACOR Holdings, Inc.*	7,584	350,532
SEACOR Marine Holdings, Inc.*	7,776	90,979
Select Energy Services, Inc., Class A*	10,727	195,660
Smart Sand, Inc. (x)*	6,912	59,858
Solaris Oilfield Infrastructure, Inc., Class A*	8,483	181,621
Superior Energy Services, Inc.*	66,083	636,379
TETRA Technologies, Inc.*	44,763	191,138
Unit Corp.*	22,757	500,654
US Silica Holdings, Inc. (x)	34,748	1,131,394
Willbros Group, Inc.*	13,744	19,516

		14,022,681

Oil, Gas & Consumable Fuels (2.2%)
Abraxas Petroleum Corp.*	66,988	164,790
Adams Resources & Energy, Inc.	640	27,840
Approach Resources, Inc. (x)*	13,662	40,440
Arch Coal, Inc., Class A	8,635	804,437
Ardmore Shipping Corp.*	7,682	61,456
Bill Barrett Corp.*	24,574	126,065
Bonanza Creek Energy, Inc.*	9,107	251,262
California Resources Corp. (x)*	16,873	328,011
Callon Petroleum Co.*	86,486	1,050,805
Carrizo Oil & Gas, Inc.*	31,392	668,022
Clean Energy Fuels Corp.*	69,751	141,595
Cloud Peak Energy, Inc.*	23,850	106,133
Contango Oil & Gas Co.*	10,624	50,039
CVR Energy, Inc. (x)	8,344	310,731
Delek US Energy, Inc.	34,526	1,206,338
Denbury Resources, Inc. (x)*	165,492	365,737
DHT Holdings, Inc.	41,399	148,622
Dorian LPG Ltd.*	8,629	70,932
Earthstone Energy, Inc., Class A*	7,121	75,696
Eclipse Resources Corp.*	46,048	110,515
Energy XXI Gulf Coast, Inc.*	11,135	63,915
EP Energy Corp., Class A (x)*	24,942	58,863
Evolution Petroleum Corp.	8,139	55,752
Frontline Ltd. (x)	33,662	154,509
GasLog Ltd. (x)	17,742	394,760
Gastar Exploration, Inc. (x)*	57,967	60,865
Gener8 Maritime, Inc.*	20,155	133,426
Golar LNG Ltd.	41,224	1,228,887
Green Plains, Inc.	18,817	317,066
Halcon Resources Corp. (x)*	58,113	439,915
Hallador Energy Co.	4,723	28,763
International Seaways, Inc.*	13,024	240,423
Isramco, Inc.*	329	34,430
Jagged Peak Energy, Inc. (x)*	23,079	364,187
Jones Energy, Inc., Class A (x)*	19,517	21,469
Lilis Energy, Inc. (x)*	13,385	68,397
Matador Resources Co.*	40,609	1,264,159
Midstates Petroleum Co., Inc.*	3,689	61,164
NACCO Industries, Inc., Class A	1,149	43,260

Navios Maritime Acquisition Corp.	29,856	33,140
Nordic American Tankers Ltd. (x)	41,457	101,984
Oasis Petroleum, Inc.*	103,480	870,267
Overseas Shipholding Group, Inc., Class A*	16,675	45,690
Pacific Ethanol, Inc.*	13,202	60,069
Panhandle Oil and Gas, Inc., Class A	6,878	141,343
Par Pacific Holdings, Inc.*	13,012	250,871
PDC Energy, Inc.*	28,730	1,480,745
Peabody Energy Corp.*	28,097	1,106,179
Penn Virginia Corp.*	6,186	241,934
Renewable Energy Group, Inc.*	17,074	201,473
Resolute Energy Corp. (x)*	9,780	307,777
REX American Resources Corp.*	3,152	260,954
Ring Energy, Inc.*	20,587	286,159
Sanchez Energy Corp. (x)*	27,417	145,584
SandRidge Energy, Inc.*	14,591	307,432
Scorpio Tankers, Inc.	98,320	299,876
SemGroup Corp., Class A	29,084	878,337
Ship Finance International Ltd. (x)	30,052	465,806
SilverBow Resources, Inc.*	2,256	67,048
SRC Energy, Inc.*	97,514	831,794
Stone Energy Corp. (x)*	9,058	291,305
Teekay Corp.	26,073	243,000
Teekay Tankers Ltd., Class A	65,042	91,059
Tellurian, Inc. (x)*	24,920	242,721
Ultra Petroleum Corp.*	84,931	769,475
Uranium Energy Corp. (x)*	42,955	76,030
W&T Offshore, Inc.*	38,862	128,633
Westmoreland Coal Co.*	6,424	7,773
WildHorse Resource Development Corp. (x)*	20,340	374,459

		21,752,593

Total Energy		35,775,274

Financials (15.9%)
Banks (8.9%)
1st Source Corp.	7,276	359,798
Access National Corp.	6,046	168,321
ACNB Corp.	1,848	54,608
Allegiance Bancshares, Inc.*	4,590	172,814
American National Bankshares, Inc.	3,204	122,713
Ameris Bancorp	16,141	777,996
Ames National Corp.	2,948	82,102
Arrow Financial Corp.	3,991	135,494
Atlantic Capital Bancshares, Inc.*	8,365	147,224
Banc of California, Inc. (x)	19,589	404,513
BancFirst Corp.	6,734	344,444
Banco Latinoamericano de Comercio Exterior SA, Class E	15,339	412,619
Bancorp, Inc. (The)*	18,432	182,108
BancorpSouth Bank	36,992	1,163,398
Bank of Commerce Holdings	4,732	54,418

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM SMALL CAP MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

	Number of Shares	Value (Note 1)

Bank of Marin Bancorp	1,854	$126,072
Bank of NT Butterfield & Son Ltd. (The)	23,368	848,025
Bankwell Financial Group, Inc.	1,855	63,701
Banner Corp.	14,170	781,050
Bar Harbor Bankshares	5,213	140,803
BCB Bancorp, Inc.	3,065	44,443
Berkshire Hills Bancorp, Inc.	18,172	665,095
Blue Hills Bancorp, Inc.	9,213	185,181
Boston Private Financial Holdings, Inc.	39,010	602,705
Bridge Bancorp, Inc.	7,826	273,910
Brookline Bancorp, Inc.	35,452	556,596
Bryn Mawr Bank Corp.	6,570	290,394
BSB Bancorp, Inc.*	2,953	86,375
Byline Bancorp, Inc.*	2,728	62,662
C&F Financial Corp.	1,006	58,348
Cadence BanCorp*	6,112	165,757
Camden National Corp.	6,586	277,468
Capital City Bank Group, Inc.	4,338	99,514
Capstar Financial Holdings, Inc.*	2,694	55,954
Carolina Financial Corp.	7,648	284,123
Cathay General Bancorp	33,633	1,418,304
CBTX, Inc. (x)	666	19,754
CenterState Bank Corp.	22,865	588,316
Central Pacific Financial Corp.	11,835	353,038
Central Valley Community Bancorp	2,683	54,143
Century Bancorp, Inc., Class A	994	77,781
Chemical Financial Corp.	30,950	1,654,896
Chemung Financial Corp.	937	45,070
Citizens & Northern Corp.	4,667	112,008
City Holding Co.	6,810	459,471
Civista Bancshares, Inc.	3,061	67,342
CNB Financial Corp.	4,684	122,908
CoBiz Financial, Inc.	17,098	341,789
Codorus Valley Bancorp, Inc.	2,644	72,789
Columbia Banking System, Inc.	30,442	1,322,400
Commerce Union Bancshares, Inc.	2,121	54,382
Community Bank System, Inc.	21,800	1,171,750
Community Bankers Trust Corp.*	6,559	53,456
Community Financial Corp. (The)	1,211	46,381
Community Trust Bancorp, Inc.	6,794	319,997
ConnectOne Bancorp, Inc.	12,890	331,918
County Bancorp, Inc.	1,388	41,307
Customers Bancorp, Inc.*	12,389	321,990
CVB Financial Corp.	45,254	1,066,184
DNB Financial Corp.	931	31,375
Eagle Bancorp, Inc.*	13,733	795,141
Enterprise Bancorp, Inc.	3,085	105,044
Enterprise Financial Services Corp.	9,964	449,875
Equity Bancshares, Inc., Class A*	3,888	137,674
Evans Bancorp, Inc.	1,433	60,043
Farmers & Merchants Bancorp, Inc. (x)	2,664	108,691

Farmers Capital Bank Corp.	2,548	98,098
Farmers National Banc Corp.	8,681	128,045
FB Financial Corp.*	4,290	180,137
FCB Financial Holdings, Inc., Class A*	14,841	753,923
Fidelity Southern Corp.	9,809	213,836
Financial Institutions, Inc.	5,532	172,045
First Bancorp, Inc.	4,983	135,687
First Bancorp/NC	11,647	411,256
First Bancorp/PR*	82,974	423,167
First Bancshares, Inc. (The)	2,618	89,536
First Busey Corp.	16,766	501,974
First Business Financial Services, Inc.	2,209	48,863
First Citizens BancShares, Inc., Class A	3,159	1,273,077
First Commonwealth Financial Corp.	41,087	588,366
First Community Bancshares, Inc.	5,857	168,272
First Connecticut Bancorp, Inc.	5,428	141,942
First Financial Bancorp	28,654	755,033
First Financial Bankshares, Inc. (x)	27,480	1,237,974
First Financial Corp.	4,484	203,349
First Financial Northwest, Inc.	2,694	41,784
First Foundation, Inc.*	11,592	214,916
First Guaranty Bancshares, Inc. (x)	1,281	32,025
First Horizon National Corp.	—@	7
First Internet Bancorp	2,171	82,824
First Interstate BancSystem, Inc., Class A	12,097	484,485
First Merchants Corp.	17,993	756,786
First Mid-Illinois Bancshares, Inc.	3,503	135,006
First Midwest Bancorp, Inc.	44,431	1,066,788
First Northwest Bancorp*	3,516	57,311
First of Long Island Corp. (The)	8,961	255,389
Flushing Financial Corp.	12,977	356,868
FNB Bancorp	1,598	58,311
Franklin Financial Network, Inc.*	5,195	177,150
Fulton Financial Corp.	73,186	1,310,029
German American Bancorp, Inc.	9,466	334,434
Glacier Bancorp, Inc.	35,486	1,397,794
Great Southern Bancorp, Inc.	4,301	222,147
Great Western Bancorp, Inc.	26,047	1,036,671
Green Bancorp, Inc.*	8,970	182,091
Guaranty Bancorp	9,478	262,067
Guaranty Bancshares, Inc.	1,128	34,573
Hancock Holding Co.	35,937	1,778,881
Hanmi Financial Corp.	14,744	447,480
HarborOne Bancorp, Inc.*	6,305	120,804
Heartland Financial USA, Inc.	9,979	535,373
Heritage Commerce Corp.	14,437	221,175
Heritage Financial Corp.	14,168	436,374
Hilltop Holdings, Inc.	33,513	848,884
Home BancShares, Inc.	67,610	1,571,932
HomeTrust Bancshares, Inc.*	5,676	146,157

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM SMALL CAP MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

	Number of Shares	Value (Note 1)

Hope Bancorp, Inc.	59,273	$1,081,732
Horizon Bancorp	9,532	264,990
Howard Bancorp, Inc.*	2,716	59,752
IBERIABANK Corp.	21,922	1,698,954
Independent Bank Corp. (Berlin Stock Exchange)	7,960	177,906
Independent Bank Corp. (Nasdaq Stock Exchange)	11,770	822,135
Independent Bank Group, Inc.	7,090	479,284
International Bancshares Corp.	24,204	960,899
Investar Holding Corp.	2,574	62,033
Investors Bancorp, Inc.	112,216	1,557,558
Lakeland Bancorp, Inc.	19,393	373,315
Lakeland Financial Corp.	10,584	513,218
LCNB Corp.	2,553	52,209
LegacyTexas Financial Group, Inc.	20,359	859,353
Live Oak Bancshares, Inc.	9,226	220,040
Macatawa Bank Corp.	9,422	94,220
MainSource Financial Group, Inc.	10,767	390,950
MB Financial, Inc.	35,203	1,567,238
MBT Financial Corp.	5,663	60,028
Mercantile Bank Corp.	6,386	225,873
Metropolitan Bank Holding Corp.*	833	35,069
Middlefield Banc Corp.	816	39,331
Midland States Bancorp, Inc.	7,076	229,828
MidSouth Bancorp, Inc.	4,447	58,923
MidWestOne Financial Group, Inc.	4,047	135,696
MutualFirst Financial, Inc.	1,583	61,025
National Bank Holdings Corp., Class A	11,859	384,587
National Bankshares, Inc.	1,956	88,900
National Commerce Corp.*	4,547	183,017
NBT Bancorp, Inc.	18,617	685,106
Nicolet Bankshares, Inc.*	3,449	188,798
Northeast Bancorp	2,000	46,300
Northrim BanCorp, Inc.	2,095	70,916
Norwood Financial Corp.	1,789	59,037
OFG Bancorp	20,433	192,070
Ohio Valley Banc Corp.	1,243	50,217
Old Line Bancshares, Inc.	2,894	85,199
Old National Bancorp	57,138	997,058
Old Point Financial Corp.	1,081	32,160
Old Second Bancorp, Inc.	10,079	137,578
Opus Bank*	7,668	209,336
Orrstown Financial Services, Inc.	2,123	53,606
Pacific Mercantile Bancorp*	4,665	40,819
Pacific Premier Bancorp, Inc.*	17,010	680,400
Paragon Commercial Corp.*	1,323	70,397
Park National Corp.	6,201	644,904
Parke Bancorp, Inc. (x)	1,745	35,860
Peapack Gladstone Financial Corp.	7,246	253,755
Penns Woods Bancorp, Inc.	1,629	75,879
Peoples Bancorp of North Carolina, Inc.	1,422	43,641
Peoples Bancorp, Inc.	6,136	200,156

Peoples Financial Services Corp.	2,392	111,419
People’s Utah Bancorp	5,091	154,257
Preferred Bank	5,028	295,546
Premier Financial Bancorp, Inc.	2,844	57,108
QCR Holdings, Inc.	4,535	194,325
RBB Bancorp	899	24,606
Renasant Corp.	20,327	831,171
Republic Bancorp, Inc., Class A	4,395	167,098
Republic First Bancorp, Inc. (x)*	16,454	139,036
S&T Bancorp, Inc.	15,282	608,376
Sandy Spring Bancorp, Inc.	10,362	404,325
Seacoast Banking Corp. of Florida*	17,896	451,158
ServisFirst Bancshares, Inc.	20,643	856,685
Shore Bancshares, Inc.	3,887	64,913
Sierra Bancorp	4,226	112,243
Simmons First National Corp., Class A	17,181	981,035
SmartFinancial, Inc.*	2,203	47,805
South State Corp.	15,051	1,311,695
Southern First Bancshares, Inc.*	1,836	75,735
Southern National Bancorp of Virginia, Inc.	5,941	95,234
Southside Bancshares, Inc.	11,967	403,049
State Bank Financial Corp.	16,670	497,433
Sterling Bancorp	91,783	2,257,861
Stock Yards Bancorp, Inc.	9,886	372,702
Summit Financial Group, Inc.	3,727	98,095
Sun Bancorp, Inc.	4,093	99,460
Sunshine Bancorp, Inc.*	2,356	54,047
Texas Capital Bancshares, Inc.*	21,756	1,934,107
Tompkins Financial Corp.	6,623	538,781
Towne Bank	24,430	751,223
TriCo Bancshares	10,195	385,983
TriState Capital Holdings, Inc.*	9,722	223,606
Triumph Bancorp, Inc.*	7,629	240,314
Trustmark Corp.	29,649	944,617
Two River Bancorp	2,192	39,741
UMB Financial Corp.	19,553	1,406,252
Umpqua Holdings Corp.	95,267	1,981,553
Union Bankshares Corp.	20,456	739,894
Union Bankshares, Inc. (x)	1,172	62,057
United Bankshares, Inc.	43,804	1,522,189
United Community Banks, Inc.	32,055	902,028
United Security Bancshares	3,923	43,153
Unity Bancorp, Inc.	2,284	45,109
Univest Corp. of Pennsylvania	11,523	323,220
Valley National Bancorp	112,809	1,265,717
Veritex Holdings, Inc.*	6,156	169,844
Washington Trust Bancorp, Inc.	7,734	411,836
WashingtonFirst Bankshares, Inc.	4,502	154,239
WesBanco, Inc.	18,478	751,131
West Bancorporation, Inc.	5,025	126,379
Westamerica Bancorporation (x)	12,190	725,915
Wintrust Financial Corp.	24,304	2,001,919
Xenith Bankshares, Inc.*	3,214	108,730

		90,344,268

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM SMALL CAP MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

	Number of Shares	Value (Note 1)

Capital Markets (1.3%)
Actua Corp.*	11,405	$177,918
Arlington Asset Investment Corp., Class A (x)	10,020	118,036
Artisan Partners Asset Management, Inc., Class A	19,511	770,684
Associated Capital Group, Inc., Class A (x)	2,709	92,377
B. Riley Financial, Inc.	8,221	148,800
Cohen & Steers, Inc.	10,343	489,120
Cowen, Inc. (x)*	12,111	165,315
Diamond Hill Investment Group, Inc.	1,419	293,251
Donnelley Financial Solutions, Inc.*	13,475	262,628
Evercore, Inc., Class A	17,335	1,560,149
Financial Engines, Inc.	24,956	756,167
GAIN Capital Holdings, Inc. (x)	16,327	163,270
GAMCO Investors, Inc., Class A	2,931	86,904
Greenhill & Co., Inc.	7,496	146,172
Hamilton Lane, Inc., Class A	5,045	178,543
Houlihan Lokey, Inc.	10,448	474,653
INTL. FCStone, Inc.*	6,578	279,762
Investment Technology Group, Inc.	13,307	256,160
Ladenburg Thalmann Financial Services, Inc.	35,872	113,356
Medley Management, Inc., Class A	2,755	17,908
Moelis & Co., Class A	13,591	659,164
OM Asset Management plc	30,223	506,235
Oppenheimer Holdings, Inc., Class A	3,500	93,800
Piper Jaffray Cos.	6,845	590,381
PJT Partners, Inc., Class A	6,998	319,109
Pzena Investment Management, Inc., Class A	8,766	93,533
Safeguard Scientifics, Inc.*	6,350	71,120
Silvercrest Asset Management Group, Inc., Class A	2,079	33,368
Stifel Financial Corp.	29,473	1,755,411
Virtu Financial, Inc., Class A (x)	12,659	231,660
Virtus Investment Partners, Inc. (x)	2,793	321,335
Waddell & Reed Financial, Inc., Class A (x)	35,649	796,398
Westwood Holdings Group, Inc.	2,867	189,824
WisdomTree Investments, Inc. (x)	53,111	666,543

		12,879,054

Consumer Finance (0.5%)
Elevate Credit, Inc. (x)*	6,453	48,591
Encore Capital Group, Inc.*	10,835	456,154
Enova International, Inc.*	13,394	203,589
EZCORP, Inc., Class A*	21,728	265,082
FirstCash, Inc.	19,864	1,339,827
Green Dot Corp., Class A*	19,908	1,199,656
LendingClub Corp.*	141,764	585,485
Nelnet, Inc., Class A	7,958	435,939

PRA Group, Inc.*	20,525	681,430
Regional Management Corp.*	3,720	97,873
World Acceptance Corp.*	2,160	174,355

		5,487,981

Diversified Financial Services (0.1%)
Cannae Holdings, Inc.*	30,581	520,794
Marlin Business Services Corp.	3,040	68,096
On Deck Capital, Inc.*	26,401	151,542
Tiptree, Inc.	8,038	47,826

		788,258

Insurance (2.2%)
Ambac Financial Group, Inc.*	21,070	336,699
American Equity Investment Life Holding Co.	39,198	1,204,555
AMERISAFE, Inc.	8,809	542,634
AmTrust Financial Services, Inc. (x)	36,753	370,103
Argo Group International Holdings Ltd.	13,438	828,453
Atlas Financial Holdings, Inc.*	3,395	69,767
Baldwin & Lyons, Inc., Class B	3,826	91,633
Blue Capital Reinsurance Holdings Ltd.	1,799	21,678
Citizens, Inc. (x)*	15,186	111,617
CNO Financial Group, Inc.	72,435	1,788,419
Crawford & Co., Class B	7,989	76,854
Donegal Group, Inc., Class A	3,819	66,069
eHealth, Inc.*	7,202	125,099
EMC Insurance Group, Inc.	4,276	122,678
Employers Holdings, Inc.	14,322	635,897
Enstar Group Ltd.*	5,007	1,005,155
FBL Financial Group, Inc., Class A	4,524	315,097
Federated National Holding Co.	4,731	78,393
Genworth Financial, Inc., Class A*	220,847	686,834
Global Indemnity Ltd.*	3,677	154,508
Greenlight Capital Re Ltd., Class A*	14,579	293,038
Hallmark Financial Services, Inc.*	8,141	84,911
HCI Group, Inc.	3,928	117,447
Health Insurance Innovations, Inc., Class A (x)*	6,605	164,795
Heritage Insurance Holdings, Inc.	10,987	197,986
Horace Mann Educators Corp.	18,170	801,297
Independence Holding Co.	1,668	45,787
Infinity Property & Casualty Corp.	4,642	492,052
Investors Title Co.	447	88,662
James River Group Holdings Ltd.	10,722	428,987
Kemper Corp.	17,170	1,183,013
Kingstone Cos., Inc.	2,924	54,971
Kinsale Capital Group, Inc.	6,776	304,920
Maiden Holdings Ltd.	29,945	197,637
MBIA, Inc. (x)*	37,655	275,635
National General Holdings Corp.	21,333	418,980

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM SMALL CAP MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

	Number of Shares	Value (Note 1)

National Western Life Group, Inc., Class A	996	$329,696
Navigators Group, Inc. (The)	10,061	489,971
NI Holdings, Inc.*	4,530	76,919
Primerica, Inc.	18,989	1,928,332
RLI Corp.	16,964	1,029,036
Safety Insurance Group, Inc.	6,058	487,063
Selective Insurance Group, Inc.	25,643	1,505,243
State Auto Financial Corp.	6,631	193,095
Stewart Information Services Corp.	9,926	419,870
Third Point Reinsurance Ltd.*	37,146	544,189
Trupanion, Inc. (x)*	9,394	274,962
United Fire Group, Inc.	8,857	403,702
United Insurance Holdings Corp.	8,322	143,555
Universal Insurance Holdings, Inc.	14,979	409,676
WMIH Corp.*	81,672	69,348

		22,086,917

Mortgage Real Estate Investment Trusts (REITs) (0.8%)
AG Mortgage Investment Trust, Inc. (REIT)	11,474	218,121
Anworth Mortgage Asset Corp. (REIT)	36,615	199,186
Apollo Commercial Real Estate Finance, Inc. (REIT) (x)	44,959	829,493
Ares Commercial Real Estate Corp. (REIT)	10,244	132,148
ARMOUR Residential REIT, Inc. (REIT) (x)	16,656	428,392
Capstead Mortgage Corp. (REIT)	44,494	384,873
Cherry Hill Mortgage Investment Corp. (REIT)	3,763	67,696
CYS Investments, Inc. (REIT)	69,155	555,314
Dynex Capital, Inc. (REIT)	19,425	136,169
Ellington Residential Mortgage REIT (REIT) (x)	3,640	43,826
Granite Point Mortgage Trust, Inc. (REIT) (x)	18,605	330,053
Great Ajax Corp. (REIT)	6,627	91,585
Hannon Armstrong Sustainable Infrastructure Capital, Inc. (REIT)	21,264	511,611
Invesco Mortgage Capital, Inc. (REIT)	49,650	885,259
KKR Real Estate Finance Trust, Inc. (REIT) (x)	4,975	99,550
Ladder Capital Corp. (REIT)	32,833	447,514
MTGE Investment Corp. (REIT)	19,499	360,732
New York Mortgage Trust, Inc. (REIT)	49,810	307,328
Orchid Island Capital, Inc. (REIT) (x)	22,521	208,995
Owens Realty Mortgage, Inc. (REIT)	3,155	50,512
PennyMac Mortgage Investment Trust (REIT)‡	28,189	452,997

Redwood Trust, Inc. (REIT)	33,597	497,908
Resource Capital Corp. (REIT)	15,436	144,635
Sutherland Asset Management Corp. (REIT)	6,620	100,293
TPG RE Finance Trust, Inc. (REIT)	5,187	98,812
Western Asset Mortgage Capital Corp. (REIT)	19,183	190,871

		7,773,873

Thrifts & Mortgage Finance (2.1%)
Bank Mutual Corp.	16,075	171,199
BankFinancial Corp.	4,946	75,872
Bear State Financial, Inc.	5,876	60,111
Beneficial Bancorp, Inc.	33,077	544,117
BofI Holding, Inc. (x)*	27,364	818,184
Capitol Federal Financial, Inc.	59,734	801,033
Charter Financial Corp.	5,210	91,383
Clifton Bancorp, Inc.	8,137	139,143
Dime Community Bancshares, Inc.	14,570	305,242
Entegra Financial Corp.*	2,345	68,591
ESSA Bancorp, Inc.	2,395	37,530
Essent Group Ltd.*	34,730	1,507,977
Federal Agricultural Mortgage Corp., Class C	3,958	309,674
First Defiance Financial Corp.	3,884	201,851
Flagstar Bancorp, Inc.*	8,263	309,201
Greene County Bancorp, Inc. (x)	722	23,537
Hingham Institution for Savings	629	130,203
Home Bancorp, Inc.	1,950	84,279
HomeStreet, Inc.*	11,373	329,248
Impac Mortgage Holdings, Inc. (x)*	3,954	40,173
Kearny Financial Corp.	39,302	567,914
LendingTree, Inc. (x)*	2,724	927,386
Malvern Bancorp, Inc.*	2,007	52,583
Merchants Bancorp	1,396	27,473
Meridian Bancorp, Inc.	22,645	466,487
Meta Financial Group, Inc.	3,785	350,680
MGIC Investment Corp.*	162,371	2,291,056
Nationstar Mortgage Holdings, Inc.*	14,596	270,026
NMI Holdings, Inc., Class A*	22,652	385,084
Northfield Bancorp, Inc.	21,882	373,745
Northwest Bancshares, Inc.	42,762	715,408
OceanFirst Financial Corp.	14,108	370,335
Ocwen Financial Corp. (x)*	47,211	147,770
Oritani Financial Corp.	20,407	334,675
PCSB Financial Corp.*	7,607	144,913
PennyMac Financial Services, Inc., Class A*‡	5,008	111,929
PHH Corp.*	15,338	157,981
Provident Bancorp, Inc.*	1,281	33,882
Provident Financial Holdings, Inc.	1,986	36,542
Provident Financial Services, Inc.	27,146	732,128
Prudential Bancorp, Inc.	2,487	43,771
Radian Group, Inc.	94,939	1,956,694

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM SMALL CAP MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

	Number of Shares	Value (Note 1)

Riverview Bancorp, Inc.	6,016	$52,159
SI Financial Group, Inc.	3,260	47,922
Southern Missouri Bancorp, Inc.	1,794	67,436
Territorial Bancorp, Inc.	2,524	77,916
Timberland Bancorp, Inc.	1,931	51,268
TrustCo Bank Corp.	42,511	391,101
United Community Financial Corp.	17,203	157,063
United Financial Bancorp, Inc.	25,781	454,777
Walker & Dunlop, Inc.*	12,318	585,105
Washington Federal, Inc.	38,044	1,303,007
Waterstone Financial, Inc.	9,735	165,982
Western New England Bancorp, Inc.	9,228	100,585
WSFS Financial Corp.	13,151	629,275

		20,630,606

Total Financials		159,990,957

Health Care (13.8%)
Biotechnology (5.4%)
Abeona Therapeutics, Inc. (x)*	8,879	140,732
Acceleron Pharma, Inc.*	15,828	671,740
Achaogen, Inc. (x)*	14,236	152,895
Achillion Pharmaceuticals, Inc.*	52,277	150,558
Acorda Therapeutics, Inc.*	19,005	407,657
Adamas Pharmaceuticals, Inc. (x)*	6,436	218,116
Aduro Biotech, Inc.*	19,735	148,013
Advaxis, Inc. (x)*	15,541	44,136
Agenus, Inc. (x)*	35,791	116,679
Aileron Therapeutics, Inc. (x)*	1,492	15,726
Aimmune Therapeutics, Inc.*	14,575	551,227
Akebia Therapeutics, Inc.*	18,258	271,496
Alder Biopharmaceuticals, Inc.*	25,178	288,288
Allena Pharmaceuticals, Inc. (x)*	1,426	14,346
AMAG Pharmaceuticals, Inc.*	16,208	214,756
Amicus Therapeutics, Inc. (x)*	71,354	1,026,784
AnaptysBio, Inc.*	7,647	770,206
Anavex Life Sciences Corp. (x)*	11,065	35,629
Apellis Pharmaceuticals, Inc. (x)*	2,997	65,035
Ardelyx, Inc.*	10,293	67,934
Arena Pharmaceuticals, Inc.*	15,646	531,495
Array BioPharma, Inc.*	82,742	1,059,098
Asterias Biotherapeutics, Inc. (x)*	8,275	18,619
Atara Biotherapeutics, Inc. (x)*	9,896	179,118
Athenex, Inc. (x)*	3,798	60,388
Athersys, Inc. (x)*	34,639	62,697
Audentes Therapeutics, Inc.*	8,345	260,781
Avexis, Inc.*	10,564	1,169,117
Axovant Sciences Ltd.*	25,047	131,998
Bellicum Pharmaceuticals, Inc. (x)*	11,997	100,895
BioCryst Pharmaceuticals, Inc. (x)*	41,752	205,002
Biohaven Pharmaceutical Holding Co. Ltd.*	5,829	157,266
BioSpecifics Technologies Corp.*	1,808	78,341

BioTime, Inc.*	24,335	52,320
Bluebird Bio, Inc.*	20,960	3,732,975
Blueprint Medicines Corp.*	17,904	1,350,140
Calithera Biosciences, Inc.*	14,559	121,568
Calyxt, Inc. (x)*	3,821	84,177
Cara Therapeutics, Inc. (x)*	12,300	150,552
Cascadian Therapeutics, Inc.*	10,702	39,597
Catalyst Pharmaceuticals, Inc.*	22,649	88,558
Celcuity, Inc.*	1,053	19,954
Celldex Therapeutics, Inc.*	55,266	156,955
ChemoCentryx, Inc.*	7,250	43,138
Chimerix, Inc.*	19,420	89,915
Clovis Oncology, Inc.*	19,068	1,296,623
Coherus Biosciences, Inc. (x)*	15,663	137,834
Conatus Pharmaceuticals, Inc.*	8,248	38,106
Concert Pharmaceuticals, Inc.*	5,640	145,907
Corbus Pharmaceuticals Holdings, Inc. (x)*	14,135	100,359
Corvus Pharmaceuticals, Inc.*	2,645	27,402
Curis, Inc.*	40,153	28,107
Cytokinetics, Inc.*	16,173	131,810
CytomX Therapeutics, Inc.*	11,342	239,430
Deciphera Pharmaceuticals, Inc.*	2,295	52,028
Dynavax Technologies Corp. (x)*	26,225	490,408
Eagle Pharmaceuticals, Inc.*	3,524	188,252
Edge Therapeutics, Inc.*	5,267	49,352
Editas Medicine, Inc. (x)*	15,448	474,717
Emergent BioSolutions, Inc.*	14,079	654,251
Enanta Pharmaceuticals, Inc.*	6,889	404,247
Epizyme, Inc. (x)*	14,649	183,845
Esperion Therapeutics, Inc.*	7,223	475,562
Exact Sciences Corp.*	50,508	2,653,689
Fate Therapeutics, Inc.*	11,874	72,550
FibroGen, Inc.*	29,544	1,400,385
Five Prime Therapeutics, Inc.*	11,680	256,026
Flexion Therapeutics, Inc. (x)*	14,615	365,960
Fortress Biotech, Inc. (x)*	10,668	42,565
Foundation Medicine, Inc.*	6,671	454,962
G1 Therapeutics, Inc. (x)*	3,722	73,844
Genocea Biosciences, Inc. (x)*	8,991	10,430
Genomic Health, Inc.*	9,111	311,596
Geron Corp. (x)*	73,802	132,844
Global Blood Therapeutics, Inc.*	16,063	632,079
Halozyme Therapeutics, Inc.*	50,471	1,022,542
Heron Therapeutics, Inc. (x)*	18,068	327,031
Idera Pharmaceuticals, Inc.*	41,317	87,179
Ignyta, Inc.*	25,125	670,838
Immune Design Corp.*	11,149	43,481
ImmunoGen, Inc.*	43,167	276,700
Immunomedics, Inc. (x)*	44,038	711,654
Inovio Pharmaceuticals, Inc. (x)*	35,310	145,830
Insmed, Inc.*	32,722	1,020,272
Insys Therapeutics, Inc. (x)*	17,361	167,013
Intellia Therapeutics, Inc. (x)*	9,436	181,360
Invitae Corp. (x)*	12,423	112,801
Iovance Biotherapeutics, Inc.*	27,458	219,664

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM SMALL CAP MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

	Number of Shares	Value (Note 1)

Ironwood Pharmaceuticals, Inc. (x)*	57,961	$868,835
Jounce Therapeutics, Inc. (x)*	7,344	93,636
Karyopharm Therapeutics, Inc.*	15,144	145,382
Keryx Biopharmaceuticals, Inc. (x)*	41,460	192,789
Kindred Biosciences, Inc.*	6,557	61,964
Kura Oncology, Inc. (x)*	6,164	94,309
La Jolla Pharmaceutical Co. (x)*	7,489	240,996
Lexicon Pharmaceuticals, Inc. (x)*	17,906	176,911
Ligand Pharmaceuticals, Inc. (x)*	8,744	1,197,315
Loxo Oncology, Inc. (x)*	9,540	803,077
MacroGenics, Inc.*	14,966	284,354
Madrigal Pharmaceuticals, Inc.*	1,160	106,476
Matinas BioPharma Holdings, Inc. (x)*	16,825	19,517
MediciNova, Inc. (x)*	9,655	62,468
Merrimack Pharmaceuticals, Inc. (x)	6,060	62,115
Mersana Therapeutics, Inc. (x)*	1,231	20,225
MiMedx Group, Inc. (x)*	45,256	570,678
Minerva Neurosciences, Inc.*	15,642	94,634
Miragen Therapeutics, Inc.*	3,922	40,906
Momenta Pharmaceuticals, Inc.*	32,993	460,252
Myriad Genetics, Inc.*	29,860	1,025,542
NantKwest, Inc.*	16,032	71,984
Natera, Inc.*	14,893	133,888
NewLink Genetics Corp. (x)*	12,989	105,341
Novavax, Inc. (x)*	132,598	164,422
Novelion Therapeutics, Inc.*	4,656	14,527
Nymox Pharmaceutical Corp.*	8,866	29,258
Organovo Holdings, Inc. (x)*	37,950	50,853
Otonomy, Inc.*	10,323	57,293
Ovid therapeutics, Inc. (x)*	1,625	16,039
PDL BioPharma, Inc.*	80,380	220,241
Pieris Pharmaceuticals, Inc.*	10,892	82,235
Portola Pharmaceuticals, Inc.*	24,228	1,179,418
Progenics Pharmaceuticals, Inc. (x)*	33,329	198,308
Protagonist Therapeutics, Inc.*	3,636	75,629
Prothena Corp. plc (x)*	16,710	626,458
PTC Therapeutics, Inc.*	17,158	286,195
Puma Biotechnology, Inc.*	12,169	1,202,905
Ra Pharmaceuticals, Inc.*	3,941	33,499
Radius Health, Inc. (x)*	15,555	494,182
Recro Pharma, Inc. (x)*	4,252	39,331
REGENXBIO, Inc.*	11,386	378,585
Repligen Corp.*	16,060	582,657
Retrophin, Inc.*	16,265	342,704
Rhythm Pharmaceuticals, Inc.*	2,374	68,988
Rigel Pharmaceuticals, Inc.*	44,078	171,023
Sage Therapeutics, Inc.*	15,953	2,627,618
Sangamo Therapeutics, Inc.*	37,293	611,605
Sarepta Therapeutics, Inc. (x)*	26,165	1,455,820
Selecta Biosciences, Inc. (x)*	3,714	36,434
Seres Therapeutics, Inc. (x)*	10,186	103,286
Spark Therapeutics, Inc. (x)*	11,163	574,001
Spectrum Pharmaceuticals, Inc.*	36,069	683,508
Spero Therapeutics, Inc. (x)*	1,739	20,433

Stemline Therapeutics, Inc.*	7,571	118,108
Strongbridge Biopharma plc (x)*	6,719	48,713
Syndax Pharmaceuticals, Inc.*	2,788	24,423
Synergy Pharmaceuticals, Inc. (x)*	96,744	215,739
Syros Pharmaceuticals, Inc. (x)*	4,656	45,303
TG Therapeutics, Inc. (x)*	20,614	169,035
Tocagen, Inc. (x)*	5,032	51,578
Trevena, Inc.*	19,753	31,605
Ultragenyx Pharmaceutical, Inc.*	17,350	804,693
Vanda Pharmaceuticals, Inc.*	20,574	312,725
VBI Vaccines, Inc.*	11,552	49,327
Veracyte, Inc.*	7,435	48,551
Versartis, Inc.*	14,019	30,842
Voyager Therapeutics, Inc.*	6,561	108,913
vTv Therapeutics, Inc., Class A*	1,704	10,241
XBiotech, Inc. (x)*	9,319	36,717
Xencor, Inc.*	15,800	346,336
ZIOPHARM Oncology, Inc. (x)*	54,669	226,330

		53,868,380

Health Care Equipment & Supplies (3.4%)
Abaxis, Inc.	10,519	520,901
Accuray, Inc. (x)*	39,265	168,840
Analogic Corp.	5,395	451,831
AngioDynamics, Inc.*	16,329	271,551
Anika Therapeutics, Inc.*	6,582	354,836
Antares Pharma, Inc.*	57,892	115,205
AtriCure, Inc.*	13,952	254,484
Atrion Corp.	641	404,215
AxoGen, Inc.*	12,344	349,335
Cantel Medical Corp.	15,954	1,641,188
Cardiovascular Systems, Inc.*	15,345	363,523
Cerus Corp.*	38,941	131,621
ConforMIS, Inc.*	15,922	37,894
CONMED Corp.	12,426	633,353
Corindus Vascular Robotics, Inc. (x)*	26,561	26,827
CryoLife, Inc.*	13,719	262,719
Cutera, Inc.*	5,810	263,484
Endologix, Inc. (x)*	37,929	202,920
Entellus Medical, Inc.*	3,888	94,828
Exactech, Inc.*	3,834	189,591
FONAR Corp.*	1,921	46,776
GenMark Diagnostics, Inc.*	22,714	94,717
Glaukos Corp. (x)*	12,302	315,546
Globus Medical, Inc., Class A*	31,634	1,300,157
Haemonetics Corp.*	23,365	1,357,039
Halyard Health, Inc.*	21,101	974,444
Heska Corp.*	2,860	229,401
ICU Medical, Inc.*	6,729	1,453,464
Inogen, Inc.*	7,470	889,528
Insulet Corp.*	25,305	1,746,046
Integer Holdings Corp.*	13,224	599,047
Integra LifeSciences Holdings Corp.*	26,856	1,285,328
Invacare Corp.	14,898	251,031
iRhythm Technologies, Inc.*	6,231	349,248

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM SMALL CAP MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

	Number of Shares	Value (Note 1)

K2M Group Holdings, Inc.*	18,127	$326,286
Lantheus Holdings, Inc.*	14,243	291,269
LeMaitre Vascular, Inc.	6,160	196,134
LivaNova plc*	20,962	1,675,283
Masimo Corp.*	19,064	1,616,627
Meridian Bioscience, Inc.	18,438	258,132
Merit Medical Systems, Inc.*	20,724	895,277
Natus Medical, Inc.*	13,817	527,809
Neogen Corp.*	16,461	1,353,259
Nevro Corp.*	11,760	811,910
Novocure Ltd. (x)*	24,190	488,638
NuVasive, Inc.*	22,184	1,297,542
NxStage Medical, Inc.*	28,511	690,822
Obalon Therapeutics, Inc. (x)*	2,652	17,530
OraSure Technologies, Inc.*	24,462	461,353
Orthofix International NV*	7,654	418,674
OrthoPediatrics Corp.*	996	19,113
Oxford Immunotec Global plc*	7,281	101,716
Penumbra, Inc.*	12,461	1,172,580
Pulse Biosciences, Inc. (x)*	4,695	110,802
Quidel Corp.*	11,971	518,943
Quotient Ltd. (x)*	8,459	41,872
Rockwell Medical, Inc. (x)*	22,630	131,707
RTI Surgical, Inc.*	17,533	71,885
Sientra, Inc. (x)*	4,441	62,440
STAAR Surgical Co.*	17,437	270,274
Surmodics, Inc.*	7,592	212,576
Tactile Systems Technology, Inc. (x)*	6,256	181,299
Utah Medical Products, Inc.	957	77,900
Varex Imaging Corp.*	16,215	651,357
ViewRay, Inc. (x)*	9,305	86,164
Viveve Medical, Inc. (x)*	4,776	23,737
Wright Medical Group NV (x)*	46,509	1,032,500

		33,724,328

Health Care Providers & Services (1.8%)
AAC Holdings, Inc.*	3,894	35,046
Aceto Corp.	15,343	158,493
Addus HomeCare Corp.*	2,248	78,230
Almost Family, Inc.*	5,675	314,111
Amedisys, Inc.*	12,765	672,843
American Renal Associates Holdings, Inc.*	5,160	89,784
AMN Healthcare Services, Inc.*	20,916	1,030,113
BioScrip, Inc. (x)*	37,550	109,271
BioTelemetry, Inc. (x)*	13,103	391,780
Capital Senior Living Corp.*	12,832	173,104
Chemed Corp.	6,897	1,676,109
Civitas Solutions, Inc.*	7,601	129,977
Community Health Systems, Inc. (x)*	45,378	193,310
CorVel Corp.*	4,078	215,726
Cross Country Healthcare, Inc.*	14,840	189,358
Diplomat Pharmacy, Inc.*	19,893	399,253
Ensign Group, Inc. (The)	20,569	456,632
Genesis Healthcare, Inc. (x)*	18,511	14,122
HealthEquity, Inc.*	21,612	1,008,416
HealthSouth Corp.	41,692	2,060,002
Kindred Healthcare, Inc.	38,819	376,544
LHC Group, Inc.*	6,509	398,676

Magellan Health, Inc.*	10,362	1,000,451
Molina Healthcare, Inc. (x)*	18,885	1,448,102
National HealthCare Corp.	4,640	282,762
National Research Corp., Class A	6,532	243,644
Owens & Minor, Inc.	27,054	510,780
PetIQ, Inc. (x)*	2,035	44,444
Providence Service Corp. (The)*	5,445	323,106
R1 RCM, Inc.*	32,630	143,898
RadNet, Inc.*	11,042	111,524
Select Medical Holdings Corp.*	48,333	853,077
Surgery Partners, Inc. (x)*	10,100	122,210
Teladoc, Inc. (x)*	23,415	816,013
Tenet Healthcare Corp. (x)*	35,287	534,951
Tivity Health, Inc.*	15,750	575,663
Triple-S Management Corp., Class B*	10,896	270,766
US Physical Therapy, Inc.	5,566	401,865

		17,854,156

Health Care Technology (0.7%)
Allscripts Healthcare Solutions, Inc.*	78,971	1,149,028
Castlight Health, Inc., Class B*	29,925	112,219
Computer Programs & Systems, Inc. (x)	5,666	170,263
Cotiviti Holdings, Inc.*	15,845	510,367
Evolent Health, Inc., Class A (x)*	22,821	280,698
HealthStream, Inc.*	10,885	252,097
HMS Holdings Corp.*	39,709	673,068
Inovalon Holdings, Inc., Class A (x)*	26,877	403,155
Medidata Solutions, Inc.*	24,905	1,578,229
NantHealth, Inc.*	9,046	27,590
Omnicell, Inc.*	16,029	777,407
Quality Systems, Inc.*	25,253	342,936
Simulations Plus, Inc.	3,351	53,951
Tabula Rasa HealthCare, Inc.*	2,961	83,056
Vocera Communications, Inc.*	12,175	367,929

		6,781,993

Life Sciences Tools & Services (0.5%)
Accelerate Diagnostics, Inc. (x)*	12,404	324,985
Cambrex Corp.*	14,638	702,624
Enzo Biochem, Inc.*	16,019	130,555
Fluidigm Corp.*	10,423	61,391
INC Research Holdings, Inc., Class A*	23,783	1,036,939
Luminex Corp.	18,946	373,236
Medpace Holdings, Inc.*	3,560	129,086
NanoString Technologies, Inc.*	6,207	46,366
NeoGenomics, Inc. (x)*	23,804	210,903
Pacific Biosciences of California, Inc. (x)*	39,281	103,702
PRA Health Sciences, Inc.*	21,332	1,942,706

		5,062,493

Pharmaceuticals (2.0%)
Aclaris Therapeutics, Inc. (x)*	11,024	271,852
Aerie Pharmaceuticals, Inc. (x)*	13,814	825,387

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM SMALL CAP MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

	Number of Shares	Value (Note 1)

Akcea Therapeutics, Inc. (x)*	7,662	$133,012
Amphastar Pharmaceuticals, Inc.*	14,753	283,848
ANI Pharmaceuticals, Inc.*	3,692	237,949
Aratana Therapeutics, Inc. (x)*	10,995	57,834
Assembly Biosciences, Inc.*	6,906	312,497
Catalent, Inc.*	56,783	2,332,645
Clearside Biomedical, Inc. (x)*	6,597	46,179
Collegium Pharmaceutical, Inc. (x)*	8,866	163,666
Corcept Therapeutics, Inc. (x)*	39,576	714,743
Corium International, Inc.*	8,272	79,494
Depomed, Inc.*	18,470	148,684
Dermira, Inc.*	15,125	420,626
Dova Pharmaceuticals, Inc. (x)*	2,848	82,022
Durect Corp.*	42,081	38,790
Horizon Pharma plc*	71,565	1,044,848
Impax Laboratories, Inc.*	33,752	561,971
Innoviva, Inc.*	32,472	460,778
Intersect ENT, Inc.*	10,818	350,503
Intra-Cellular Therapies, Inc.*	17,248	249,751
Kala Pharmaceuticals, Inc. (x)*	2,385	44,099
Lannett Co., Inc. (x)*	12,461	289,095
Medicines Co. (The) (x)*	30,187	825,313
Melinta Therapeutics, Inc.*	4,109	64,922
MyoKardia, Inc.*	8,149	343,073
Nektar Therapeutics*	63,046	3,765,106
Neos Therapeutics, Inc.*	8,123	82,855
Ocular Therapeutix, Inc. (x)*	9,971	44,371
Omeros Corp. (x)*	18,992	369,015
Optinose, Inc. (x)*	1,192	22,529
Pacira Pharmaceuticals, Inc.*	17,778	811,566
Paratek Pharmaceuticals, Inc.*	11,739	210,128
Phibro Animal Health Corp., Class A	8,555	286,593
Prestige Brands Holdings, Inc.*	23,513	1,044,212
Reata Pharmaceuticals, Inc., Class A*	4,729	133,925
Revance Therapeutics, Inc.*	9,580	342,485
Sienna Biopharmaceuticals, Inc. (x)*	1,391	25,247
Sucampo Pharmaceuticals, Inc., Class A*	11,665	209,387
Supernus Pharmaceuticals, Inc.*	20,639	822,464
Teligent, Inc. (x)*	13,428	48,744
Tetraphase Pharmaceuticals, Inc.*	21,220	133,686
TherapeuticsMD, Inc. (x)*	68,319	412,647
Theravance Biopharma, Inc. (x)*	18,305	510,526
WaVe Life Sciences Ltd. (x)*	5,692	199,789
Zogenix, Inc.*	14,264	571,273
Zynerba Pharmaceuticals, Inc. (x)*	3,672	45,973

		20,476,102

Total Health Care		137,767,452

Industrials (13.8%)
Aerospace & Defense (1.2%)
AAR Corp.	14,019	550,807

Aerojet Rocketdyne Holdings, Inc.*	30,632	955,718
Aerovironment, Inc.*	9,084	510,157
Astronics Corp.*	8,298	344,118
Axon Enterprise, Inc. (x)*	24,455	648,058
Cubic Corp.	11,708	690,187
Curtiss-Wright Corp.	19,355	2,358,406
Ducommun, Inc.*	3,540	100,713
Engility Holdings, Inc.*	5,477	155,382
Esterline Technologies Corp.*	11,369	849,264
KeyW Holding Corp. (The) (x)*	15,333	90,005
KLX, Inc.*	22,305	1,522,315
Kratos Defense & Security Solutions, Inc. (x)*	34,659	367,039
Mercury Systems, Inc.*	20,509	1,053,137
Moog, Inc., Class A*	13,689	1,188,890
National Presto Industries, Inc. (x)	1,575	156,634
Sparton Corp.*	2,726	62,862
Triumph Group, Inc. (x)	21,549	586,133
Vectrus, Inc.*	3,456	106,618

		12,296,443

Air Freight & Logistics (0.3%)
Air Transport Services Group, Inc.*	25,123	581,346
Atlas Air Worldwide Holdings, Inc.*	10,633	623,625
Echo Global Logistics, Inc.*	11,322	317,016
Forward Air Corp.	13,079	751,258
Hub Group, Inc., Class A*	15,407	737,995
Park-Ohio Holdings Corp.	2,898	133,163
Radiant Logistics, Inc.*	11,051	50,835

		3,195,238

Airlines (0.3%)
Allegiant Travel Co.	5,463	845,399
Hawaiian Holdings, Inc.	22,608	900,929
SkyWest, Inc.	22,209	1,179,298

		2,925,626

Building Products (1.3%)
AAON, Inc.	18,628	683,648
Advanced Drainage Systems, Inc. (x)	15,246	363,617
American Woodmark Corp.*	6,204	808,071
Apogee Enterprises, Inc.	12,506	571,899
Armstrong Flooring, Inc.*	6,610	111,841
Builders FirstSource, Inc.*	46,666	1,016,852
Caesarstone Ltd.*	7,250	159,500
Continental Building Products, Inc.*	16,072	452,427
CSW Industrials, Inc.*	6,133	281,811
Gibraltar Industries, Inc.*	13,962	460,746
Griffon Corp.	11,967	243,528
Insteel Industries, Inc.	5,747	162,755
JELD-WEN Holding, Inc.*	29,075	1,144,683
Masonite International Corp.*	12,867	954,088
NCI Building Systems, Inc.*	17,890	345,277
Patrick Industries, Inc.*	9,927	689,430
PGT Innovations, Inc.*	18,819	317,100
Ply Gem Holdings, Inc.*	7,173	132,701

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM SMALL CAP MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

	Number of Shares	Value (Note 1)

Quanex Building Products Corp.	15,912	$372,341
Simpson Manufacturing Co., Inc.	18,678	1,072,304
Trex Co., Inc.*	12,722	1,378,938
Universal Forest Products, Inc.	26,928	1,013,031

		12,736,588

Commercial Services & Supplies (2.2%)
ABM Industries, Inc.	24,690	931,307
ACCO Brands Corp.*	50,657	618,015
Advanced Disposal Services, Inc.*	18,846	451,173
Aqua Metals, Inc. (x)*	5,299	11,287
ARC Document Solutions, Inc.*	15,078	38,449
Brady Corp., Class A	21,233	804,731
Brink’s Co. (The)	19,752	1,554,482
Casella Waste Systems, Inc., Class A*	16,624	382,684
CECO Environmental Corp.	9,021	46,278
Covanta Holding Corp.	51,329	867,460
Deluxe Corp.	21,157	1,625,704
Ennis, Inc.	7,577	157,223
Essendant, Inc.	11,698	108,440
Healthcare Services Group, Inc.	30,970	1,632,737
Heritage-Crystal Clean, Inc.*	4,562	99,224
Herman Miller, Inc.	26,246	1,051,152
HNI Corp.	19,303	744,517
Hudson Technologies, Inc. (x)*	11,627	70,576
InnerWorkings, Inc.*	13,214	132,536
Interface, Inc.	27,657	695,574
Kimball International, Inc., Class B	15,824	295,434
Knoll, Inc.	23,389	538,883
LSC Communications, Inc.	10,867	164,635
Matthews International Corp., Class A	14,109	744,955
McGrath RentCorp	11,238	527,961
Mobile Mini, Inc.	20,116	694,002
MSA Safety, Inc.	14,212	1,101,714
Multi-Color Corp.	6,516	487,723
NL Industries, Inc.*	2,063	29,398
Quad/Graphics, Inc.	13,189	298,071
RR Donnelley & Sons Co.	29,788	277,028
SP Plus Corp.*	7,807	289,640
Steelcase, Inc., Class A	37,440	569,088
Team, Inc. (x)*	9,344	139,226
Tetra Tech, Inc.	24,997	1,203,606
UniFirst Corp.	6,685	1,102,357
US Ecology, Inc.	9,556	487,356
Viad Corp.	8,934	494,944
VSE Corp.	2,764	133,861

		21,603,431

Construction & Engineering (1.1%)
Aegion Corp.*	14,928	379,619
Ameresco, Inc., Class A*	5,011	43,095
Argan, Inc.	6,277	282,465
Chicago Bridge & Iron Co. NV (x)	43,673	704,882
Comfort Systems USA, Inc.	16,717	729,697
Dycom Industries, Inc.*	13,271	1,478,788
EMCOR Group, Inc.	25,876	2,115,362

Granite Construction, Inc.	17,904	1,135,651
Great Lakes Dredge & Dock Corp.*	19,046	102,848
HC2 Holdings, Inc.*	10,638	63,296
IES Holdings, Inc.*	2,583	44,557
KBR, Inc.	61,606	1,221,647
Layne Christensen Co.*	5,791	72,677
MasTec, Inc.*	29,148	1,426,795
MYR Group, Inc.*	5,778	206,448
Northwest Pipe Co. (x)*	2,895	55,410
NV5 Global, Inc.*	2,520	136,458
Orion Group Holdings, Inc.*	9,826	76,938
Primoris Services Corp.	19,136	520,308
Sterling Construction Co., Inc.*	8,037	130,842
Tutor Perini Corp.*	16,223	411,253

		11,339,036

Electrical Equipment (0.6%)
Allied Motion Technologies, Inc.	2,309	76,405
Atkore International Group, Inc.*	14,704	315,401
AZZ, Inc.	12,256	626,282
Babcock & Wilcox Enterprises, Inc. (x)*	15,438	87,688
Encore Wire Corp.	8,706	423,547
Energous Corp. (x)*	6,066	117,984
EnerSys	18,713	1,302,985
Generac Holdings, Inc.*	26,001	1,287,569
General Cable Corp.	21,520	636,992
LSI Industries, Inc.	7,420	51,050
Plug Power, Inc. (x)*	71,723	169,266
Powell Industries, Inc.	2,829	81,051
Preformed Line Products Co.	835	59,327
Revolution Lighting Technologies, Inc. (x)*	3,725	12,255
Sunrun, Inc. (x)*	27,377	161,524
Thermon Group Holdings, Inc.*	15,216	360,163
TPI Composites, Inc.*	3,418	69,932
Vicor Corp.*	5,331	111,418
Vivint Solar, Inc. (x)*	7,323	29,658

		5,980,497

Industrial Conglomerates (0.1%)
Raven Industries, Inc.	16,398	563,271

Machinery (3.5%)
Actuant Corp., Class A	26,494	670,298
Alamo Group, Inc.	4,166	470,216
Albany International Corp., Class A	12,390	761,366
Altra Industrial Motion Corp.	12,205	615,132
American Railcar Industries, Inc. (x)	2,428	101,102
Astec Industries, Inc.	9,205	538,493
Barnes Group, Inc.	21,829	1,381,121
Blue Bird Corp.*	1,686	33,551
Briggs & Stratton Corp.	20,552	521,404
Chart Industries, Inc.*	13,471	631,251
CIRCOR International, Inc.	7,210	350,983
Columbus McKinnon Corp.	9,351	373,853

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM SMALL CAP MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

	Number of Shares	Value (Note 1)

Commercial Vehicle Group, Inc.*	7,911	$84,569
DMC Global, Inc.	4,355	109,093
Douglas Dynamics, Inc.	9,363	353,921
Eastern Co. (The)	1,714	44,821
Energy Recovery, Inc. (x)*	11,576	101,290
EnPro Industries, Inc.	9,551	893,114
ESCO Technologies, Inc.	12,172	733,363
ExOne Co. (The) (x)*	3,743	31,441
Federal Signal Corp.	26,428	530,939
Franklin Electric Co., Inc.	21,325	978,818
FreightCar America, Inc.	3,243	55,390
Gencor Industries, Inc.*	2,377	39,339
Global Brass & Copper Holdings, Inc.	9,811	324,744
Gorman-Rupp Co. (The)	6,747	210,574
Graham Corp.	2,555	53,476
Greenbrier Cos., Inc. (The) (x)	11,713	624,303
Hardinge, Inc.	3,533	61,545
Harsco Corp.*	35,213	656,722
Hillenbrand, Inc.	27,529	1,230,546
Hurco Cos., Inc.	1,776	74,947
Hyster-Yale Materials Handling, Inc.	4,623	393,695
John Bean Technologies Corp.	13,508	1,496,686
Kadant, Inc.	4,843	486,237
Kennametal, Inc.	34,796	1,684,475
LB Foster Co., Class A*	2,560	69,504
Lindsay Corp. (x)	4,676	412,423
Lydall, Inc.*	7,389	374,992
Manitowoc Co., Inc. (The)*	14,021	551,586
Meritor, Inc.*	36,454	855,211
Milacron Holdings Corp.*	22,168	424,296
Miller Industries, Inc.	3,119	80,470
Mueller Industries, Inc.	25,459	902,012
Mueller Water Products, Inc., Class A	69,013	864,733
Navistar International Corp.*	22,189	951,464
NN, Inc.	12,017	331,669
Omega Flex, Inc.	1,044	74,552
Proto Labs, Inc.*	10,681	1,100,143
RBC Bearings, Inc.*	10,040	1,269,056
REV Group, Inc.	9,960	323,999
Rexnord Corp.*	45,408	1,181,516
Spartan Motors, Inc.	10,659	167,879
SPX Corp.*	18,502	580,778
SPX FLOW, Inc.*	17,065	811,441
Standex International Corp.	5,376	547,546
Sun Hydraulics Corp.	10,766	696,453
Tennant Co.	7,630	554,320
Titan International, Inc.	22,038	283,849
TriMas Corp.*	21,198	567,047
Twin Disc, Inc.*	2,578	68,497
Wabash National Corp.	27,012	586,160
Watts Water Technologies, Inc., Class A	12,162	923,704
Woodward, Inc.	23,082	1,766,697

		35,024,815

Marine (0.1%)
Costamare, Inc.	15,325	88,425

Eagle Bulk Shipping, Inc.*	11,986	53,697
Genco Shipping & Trading Ltd.*	2,279	30,356
Matson, Inc.	18,807	561,201
Navios Maritime Holdings, Inc.*	27,865	33,438
Safe Bulkers, Inc.*	14,766	47,694
Scorpio Bulkers, Inc.	18,754	138,780

		953,591

Professional Services (1.1%)
Acacia Research Corp.*	13,357	54,096
Barrett Business Services, Inc.	2,339	150,842
BG Staffing, Inc.	2,295	36,582
CBIZ, Inc.*	21,937	338,927
Cogint, Inc. (x)*	4,826	21,234
CRA International, Inc.	2,101	94,440
Exponent, Inc.	11,559	821,845
Forrester Research, Inc.	4,236	187,231
Franklin Covey Co.*	3,356	69,637
FTI Consulting, Inc.*	16,238	697,584
GP Strategies Corp.*	4,203	97,510
Heidrick & Struggles International, Inc.	5,336	130,999
Hill International, Inc.*	10,941	59,628
Huron Consulting Group, Inc.*	9,788	395,925
ICF International, Inc.*	7,952	417,480
Insperity, Inc.	15,352	880,437
Kelly Services, Inc., Class A	12,999	354,483
Kforce, Inc.	6,853	173,038
Korn/Ferry International	22,935	949,050
Mistras Group, Inc.*	5,531	129,813
Navigant Consulting, Inc.*	20,732	402,408
On Assignment, Inc.*	22,008	1,414,454
Resources Connection, Inc.	10,506	162,318
RPX Corp.	15,236	204,772
TriNet Group, Inc.*	18,617	825,478
TrueBlue, Inc.*	19,490	535,975
WageWorks, Inc.*	16,969	1,052,078
Willdan Group, Inc.*	2,439	58,390

		10,716,654

Road & Rail (0.8%)
ArcBest Corp.	11,053	395,145
Avis Budget Group, Inc.*	31,518	1,383,010
Covenant Transportation Group, Inc., Class A*	3,482	100,038
Daseke, Inc. (x)*	6,365	90,956
Heartland Express, Inc.	22,826	532,759
Hertz Global Holdings, Inc. (x)*	25,210	557,141
Knight-Swift Transportation Holdings, Inc.	54,177	2,368,617
Marten Transport Ltd.	17,163	348,409
Roadrunner Transportation Systems, Inc.*	9,252	71,333
Saia, Inc.*	11,921	843,411
Schneider National, Inc., Class B	16,339	466,642
Universal Logistics Holdings, Inc.	2,597	61,679
Werner Enterprises, Inc.	22,345	863,634
YRC Worldwide, Inc.*	10,504	151,048

		8,233,822

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM SMALL CAP MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

	Number of Shares	Value (Note 1)

Trading Companies & Distributors (1.2%)
Aircastle Ltd.	22,259	$520,638
Applied Industrial Technologies, Inc.	17,326	1,179,900
Beacon Roofing Supply, Inc.*	28,577	1,822,069
BMC Stock Holdings, Inc.*	27,281	690,209
CAI International, Inc.*	4,762	134,860
DXP Enterprises, Inc.*	4,868	143,947
EnviroStar, Inc. (x)	1,052	42,080
Foundation Building Materials, Inc.*	4,120	60,935
GATX Corp.	16,820	1,045,531
GMS, Inc.*	11,406	429,322
H&E Equipment Services, Inc.	13,541	550,442
Herc Holdings, Inc.*	10,434	653,273
Huttig Building Products, Inc. (x)*	7,390	49,144
Kaman Corp.	12,467	733,558
Lawson Products, Inc.*	1,843	45,614
MRC Global, Inc.*	42,108	712,467
Nexeo Solutions, Inc.*	8,205	74,666
NOW, Inc.*	46,908	517,395
Rush Enterprises, Inc., Class A*	12,826	651,689
Rush Enterprises, Inc., Class B*	1,763	84,994
SiteOne Landscape Supply, Inc.*	14,776	1,133,319
Textainer Group Holdings Ltd.*	9,085	195,328
Titan Machinery, Inc.*	5,308	112,370
Triton International Ltd.*	19,794	741,285
Veritiv Corp.*	3,685	106,497
Willis Lease Finance Corp.*	1,410	35,208

		12,466,740

Transportation Infrastructure (0.0%)
Wesco Aircraft Holdings, Inc.*	18,088	133,851

Total Industrials		138,169,603

Information Technology (14.9%)
Communications Equipment (1.5%)
Acacia Communications, Inc. (x)*	7,908	286,507
ADTRAN, Inc.	23,778	460,104
Aerohive Networks, Inc.*	8,036	46,850
Applied Optoelectronics, Inc. (x)*	8,046	304,300
CalAmp Corp.*	15,423	330,515
Calix, Inc.*	13,618	81,027
Ciena Corp.*	61,741	1,292,239
Clearfield, Inc.*	3,849	47,150
Comtech Telecommunications Corp.	7,148	158,114
Digi International, Inc.*	9,000	85,950
EMCORE Corp.*	6,402	41,293
Extreme Networks, Inc.*	47,261	591,708
Finisar Corp. (x)*	48,725	991,554
Harmonic, Inc.*	25,903	108,793
Infinera Corp.*	63,771	403,670
InterDigital, Inc.	15,456	1,176,974
KVH Industries, Inc.*	6,177	63,932
Lumentum Holdings, Inc. (x)*	26,639	1,302,647
NETGEAR, Inc.*	13,959	820,091

NetScout Systems, Inc.*	35,785	1,089,653
Oclaro, Inc. (x)*	71,885	484,505
Plantronics, Inc.	15,202	765,877
Quantenna Communications, Inc. (x)*	10,270	125,294
Ribbon Communications, Inc.*	15,125	116,916
Ubiquiti Networks, Inc. (x)*	10,564	750,255
ViaSat, Inc. (x)*	23,088	1,728,137
Viavi Solutions, Inc.*	101,730	889,120

		14,543,175

Electronic Equipment, Instruments & Components (2.6%)
Akoustis Technologies, Inc. (x)*	2,630	16,385
Anixter International, Inc.*	12,500	950,000
AVX Corp.	20,423	353,318
Badger Meter, Inc.	13,271	634,354
Bel Fuse, Inc., Class B	3,185	80,182
Belden, Inc.	17,861	1,378,333
Benchmark Electronics, Inc.*	22,857	665,139
Control4 Corp.*	10,911	324,711
CTS Corp.	14,715	378,911
Daktronics, Inc.	10,427	95,199
Electro Scientific Industries, Inc.*	14,054	301,177
ePlus, Inc.*	5,528	415,706
Fabrinet*	15,985	458,770
FARO Technologies, Inc.*	6,967	327,449
Fitbit, Inc., Class A*	80,405	459,113
II-VI, Inc.*	26,893	1,262,626
Insight Enterprises, Inc.*	16,475	630,828
Iteris, Inc.*	7,219	50,316
Itron, Inc.*	15,736	1,073,195
KEMET Corp.*	22,583	340,100
Kimball Electronics, Inc.*	9,676	176,587
Knowles Corp.*	39,196	574,613
Littelfuse, Inc.	9,873	1,953,076
Maxwell Technologies, Inc. (x)*	10,121	58,297
Mesa Laboratories, Inc.	1,407	174,890
Methode Electronics, Inc.	15,770	632,377
MicroVision, Inc. (x)*	21,651	35,291
MTS Systems Corp.	7,492	402,320
Napco Security Technologies, Inc.*	3,615	31,631
Novanta, Inc.*	14,491	724,550
OSI Systems, Inc.*	8,210	528,560
Park Electrochemical Corp.	5,486	107,800
PC Connection, Inc.	5,419	142,032
PCM, Inc.*	3,155	31,235
Plexus Corp.*	14,366	872,304
Radisys Corp.*	11,796	11,855
Rogers Corp.*	7,885	1,276,739
Sanmina Corp.*	30,968	1,021,944
ScanSource, Inc.*	10,636	380,769
SYNNEX Corp.	12,844	1,746,142
Systemax, Inc.	5,554	184,782
Tech Data Corp.*	15,329	1,501,782
TTM Technologies, Inc.*	40,003	626,847
VeriFone Systems, Inc.*	48,504	859,006
Vishay Intertechnology, Inc.	59,196	1,228,317
Vishay Precision Group, Inc.*	3,292	82,794

		25,562,352

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM SMALL CAP MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

	Number of Shares	Value (Note 1)

Internet Software & Services (2.8%)
2U, Inc.*	20,442	$1,318,713
Alarm.com Holdings, Inc.*	9,079	342,732
Alteryx, Inc., Class A*	9,952	251,487
Amber Road, Inc.*	6,001	44,047
Appfolio, Inc., Class A*	2,953	122,550
Apptio, Inc., Class A*	8,637	203,142
Bazaarvoice, Inc.*	27,655	150,720
Benefitfocus, Inc. (x)*	5,097	137,619
Blucora, Inc.*	18,782	415,082
Box, Inc., Class A*	35,212	743,677
Brightcove, Inc.*	10,351	73,492
Carbonite, Inc.*	8,533	214,178
Care.com, Inc.*	4,542	81,938
Cars.com, Inc. (x)*	31,304	902,807
ChannelAdvisor Corp.*	7,836	70,524
Cimpress NV (x)*	11,004	1,319,160
Cloudera, Inc.*	41,323	682,656
CommerceHub, Inc. (x)*	17,261	361,645
Cornerstone OnDemand, Inc.*	23,145	817,713
Coupa Software, Inc.*	13,335	416,319
DHI Group, Inc.*	16,822	31,962
Endurance International Group Holdings, Inc.*	27,049	227,212
Envestnet, Inc.*	18,613	927,858
Etsy, Inc.*	50,766	1,038,165
Five9, Inc.*	23,141	575,748
Gogo, Inc. (x)*	24,563	277,071
GrubHub, Inc. (x)*	37,047	2,659,974
GTT Communications, Inc. (x)*	12,642	593,542
Hortonworks, Inc.*	21,210	426,533
Instructure, Inc.*	9,204	304,652
Internap Corp.*	6,381	100,246
j2 Global, Inc.	20,639	1,548,544
Leaf Group Ltd.*	3,588	35,521
Limelight Networks, Inc.*	24,618	108,565
Liquidity Services, Inc.*	8,605	41,734
LivePerson, Inc.*	24,289	279,324
Meet Group, Inc. (The)*	21,661	61,084
MINDBODY, Inc., Class A (x)*	17,591	535,646
MuleSoft, Inc., Class A (x)*	10,004	232,693
New Relic, Inc.*	13,101	756,845
NIC, Inc.	29,751	493,867
Nutanix, Inc., Class A*	45,922	1,620,128
Okta, Inc.*	5,551	142,161
Ominto, Inc. (x)*	4,408	14,943
Q2 Holdings, Inc.*	12,946	477,060
QuinStreet, Inc.*	11,317	94,836
Quotient Technology, Inc.*	30,482	358,164
Reis, Inc.	3,234	66,782
SendGrid, Inc.*	2,093	50,169
Shutterstock, Inc.*	8,374	360,333
SPS Commerce, Inc.*	8,470	411,557
Stamps.com, Inc. (x)*	6,904	1,297,952
TechTarget, Inc.*	5,516	76,783
Tintri, Inc. (x)*	4,490	22,899
Trade Desk, Inc. (The), Class A (x)*	10,171	465,120
TrueCar, Inc. (x)*	29,222	327,286
Tucows, Inc., Class A (x)*	2,855	199,993
Twilio, Inc., Class A (x)*	26,999	637,176

Veritone, Inc. (x)*	698	16,194
Web.com Group, Inc.*	17,792	387,866
XO Group, Inc.*	7,925	146,296
Yelp, Inc.*	34,301	1,439,270
Yext, Inc. (x)*	10,475	126,014

		28,665,969

IT Services (1.7%)
Acxiom Corp.*	35,453	977,085
Blackhawk Network Holdings, Inc.*	24,681	879,878
CACI International, Inc., Class A*	10,614	1,404,763
Cardtronics plc, Class A*	19,894	368,437
Cass Information Systems, Inc.	6,063	352,927
Convergys Corp.	41,879	984,157
CSG Systems International, Inc.	15,663	686,353
EPAM Systems, Inc.*	21,290	2,287,184
Everi Holdings, Inc.*	20,324	153,243
EVERTEC, Inc.	26,166	357,166
ExlService Holdings, Inc.*	15,126	912,854
Hackett Group, Inc. (The)	7,473	117,401
Information Services Group, Inc.*	10,428	43,485
ManTech International Corp., Class A	11,825	593,497
MAXIMUS, Inc.	28,437	2,035,520
MoneyGram International, Inc.*	13,504	177,983
Perficient, Inc.*	15,053	287,061
Presidio, Inc.*	8,361	160,280
Science Applications International Corp.	19,397	1,485,228
ServiceSource International, Inc.*	21,470	66,342
StarTek, Inc.*	3,394	33,838
Sykes Enterprises, Inc.*	19,018	598,116
Syntel, Inc.*	13,763	316,411
TeleTech Holdings, Inc.	4,965	199,841
Travelport Worldwide Ltd.	53,192	695,219
Unisys Corp. (x)*	16,478	134,296
Virtusa Corp.*	11,609	511,725

		16,820,290

Semiconductors & Semiconductor Equipment (2.8%)
Advanced Energy Industries, Inc.*	17,192	1,160,116
Alpha & Omega Semiconductor Ltd.*	6,100	99,796
Ambarella, Inc. (x)*	14,479	850,641
Amkor Technology, Inc.*	45,555	457,828
Aquantia Corp. (x)*	1,755	19,884
Axcelis Technologies, Inc.*	12,919	370,775
AXT, Inc.*	11,783	102,512
Brooks Automation, Inc.	31,688	755,759
Cabot Microelectronics Corp.	10,811	1,017,099
CEVA, Inc.*	9,407	434,133
Cirrus Logic, Inc.*	28,647	1,485,633
Cohu, Inc.	8,814	193,467
Cree, Inc.*	42,423	1,575,590
CyberOptics Corp. (x)*	2,196	32,940
Diodes, Inc.*	18,349	526,066
DSP Group, Inc.*	6,052	75,650

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM SMALL CAP MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

	Number of Shares	Value (Note 1)

Entegris, Inc.	61,431	$1,870,574
FormFactor, Inc.*	31,543	493,648
GSI Technology, Inc.*	4,392	34,960
Ichor Holdings Ltd.*	5,356	131,758
Impinj, Inc. (x)*	8,088	182,223
Inphi Corp. (x)*	17,410	637,206
Integrated Device Technology, Inc.*	57,612	1,712,805
IXYS Corp.*	9,058	216,939
Kopin Corp. (x)*	17,197	55,030
Lattice Semiconductor Corp.*	55,275	319,490
MACOM Technology Solutions Holdings, Inc. (x)*	17,039	554,449
MaxLinear, Inc.*	25,848	682,904
MKS Instruments, Inc.	23,628	2,232,846
Monolithic Power Systems, Inc.	17,370	1,951,693
Nanometrics, Inc.*	8,277	206,263
NeoPhotonics Corp. (x)*	10,233	67,333
NVE Corp.	1,563	134,418
PDF Solutions, Inc.*	8,685	136,355
Photronics, Inc.*	29,925	255,111
Pixelworks, Inc.*	9,062	57,362
Power Integrations, Inc.	12,401	912,094
Rambus, Inc.*	48,671	692,102
Rudolph Technologies, Inc.*	12,859	307,330
Semtech Corp.*	28,930	989,406
Sigma Designs, Inc.*	12,627	87,758
Silicon Laboratories, Inc.*	18,133	1,601,144
SMART Global Holdings, Inc.*	4,304	145,045
SunPower Corp. (x)*	19,140	161,350
Synaptics, Inc. (x)*	15,985	638,441
Ultra Clean Holdings, Inc.*	14,634	337,899
Veeco Instruments, Inc.*	20,581	305,628
Xcerra Corp.*	17,480	171,129
Xperi Corp.	21,471	523,892

		27,964,474

Software (3.1%)
8x8, Inc.*	38,883	548,250
A10 Networks, Inc.*	14,756	113,916
ACI Worldwide, Inc.*	51,568	1,169,047
Agilysys, Inc.*	5,283	64,875
American Software, Inc., Class A	8,624	100,297
Aspen Technology, Inc.*	31,873	2,109,992
Barracuda Networks, Inc.*	11,187	307,643
Blackbaud, Inc.	20,740	1,959,722
Blackline, Inc. (x)*	6,722	220,482
Bottomline Technologies de, Inc.*	17,981	623,581
BroadSoft, Inc.*	13,562	744,554
Callidus Software, Inc.*	28,457	815,293
CommVault Systems, Inc.*	18,032	946,680
Digimarc Corp. (x)*	3,208	115,969
Ebix, Inc. (x)	10,647	843,775
Ellie Mae, Inc. (x)*	14,842	1,326,875
Everbridge, Inc. (x)*	7,217	214,489
Fair Isaac Corp.	12,760	1,954,831
ForeScout Technologies, Inc. (x)*	1,223	39,001
Glu Mobile, Inc.*	30,361	110,514

HubSpot, Inc.*	14,279	1,262,264
Imperva, Inc.*	13,867	550,520
MicroStrategy, Inc., Class A*	4,097	537,936
Mitek Systems, Inc.*	9,920	88,784
MobileIron, Inc.*	17,450	68,055
Model N, Inc.*	7,677	120,913
Monotype Imaging Holdings, Inc.	20,136	485,278
Park City Group, Inc. (x)*	3,650	34,858
Paycom Software, Inc. (x)*	21,041	1,690,224
Paylocity Holding Corp.*	11,192	527,815
Pegasystems, Inc.	16,853	794,619
Progress Software Corp.	21,356	909,125
Proofpoint, Inc.*	19,162	1,701,776
PROS Holdings, Inc.*	12,287	324,991
QAD, Inc., Class A	3,170	123,155
Qualys, Inc.*	13,357	792,738
Rapid7, Inc.*	9,077	169,377
RealNetworks, Inc.*	10,708	36,621
RealPage, Inc.*	26,806	1,187,506
RingCentral, Inc., Class A*	27,545	1,333,178
Rosetta Stone, Inc.*	4,737	59,070
Rubicon Project, Inc. (The)*	16,012	29,942
SecureWorks Corp., Class A*	5,796	51,411
Silver Spring Networks, Inc.*	17,561	285,191
Synchronoss Technologies, Inc.*	19,619	175,394
Telenav, Inc.*	10,289	56,590
TiVo Corp.	51,553	804,227
Upland Software, Inc.*	2,276	49,298
Varonis Systems, Inc.*	8,530	414,132
VASCO Data Security International, Inc.*	10,064	139,890
Verint Systems, Inc.*	28,305	1,184,564
VirnetX Holding Corp. (x)*	16,381	60,610
Workiva, Inc.*	9,628	206,039
Zendesk, Inc.*	42,886	1,451,262
Zix Corp.*	18,381	80,509

		32,117,648

Technology Hardware, Storage & Peripherals (0.4%)
3D Systems Corp. (x)*	47,971	414,469
Avid Technology, Inc.*	11,613	62,594
CPI Card Group, Inc. (x)	1,193	4,378
Cray, Inc.*	18,080	437,536
Diebold Nixdorf, Inc.	32,443	530,443
Eastman Kodak Co.*	6,184	19,170
Electronics For Imaging, Inc.*	20,546	606,724
Immersion Corp. (x)*	9,249	65,298
Intevac, Inc.*	6,088	41,703
Pure Storage, Inc., Class A*	41,461	657,572
Quantum Corp. (x)*	8,859	49,876
Stratasys Ltd.*	22,567	450,437
Super Micro Computer, Inc.*	16,746	350,410
USA Technologies, Inc.*	15,657	152,656

		3,843,266

Total Information Technology		149,517,174

Materials (4.1%)
Chemicals (2.0%)
A Schulman, Inc.	12,572	468,307

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM SMALL CAP MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

	Number of Shares	Value (Note 1)

Advanced Emissions Solutions, Inc. (x)	1,353	$13,070
AdvanSix, Inc.*	12,808	538,833
AgroFresh Solutions, Inc.*	6,864	50,794
American Vanguard Corp.	12,345	242,579
Balchem Corp.	13,615	1,097,369
Calgon Carbon Corp.	22,988	489,644
Chase Corp.	3,211	386,926
Codexis, Inc.*	10,902	91,032
Core Molding Technologies, Inc.	2,295	49,802
Ferro Corp.*	36,228	854,619
Flotek Industries, Inc. (x)*	17,574	81,895
FutureFuel Corp.	8,462	119,230
GCP Applied Technologies, Inc.*	31,510	1,005,169
Hawkins, Inc.	2,759	97,117
HB Fuller Co.	22,215	1,196,722
Ingevity Corp.*	18,868	1,329,627
Innophos Holdings, Inc.	8,383	391,738
Innospec, Inc.	10,572	746,383
Intrepid Potash, Inc.*	30,049	143,033
KMG Chemicals, Inc.	5,499	363,374
Koppers Holdings, Inc.*	8,867	451,330
Kraton Corp.*	12,696	611,566
Kronos Worldwide, Inc.	6,744	173,793
LSB Industries, Inc.*	7,189	62,976
Minerals Technologies, Inc.	16,078	1,106,970
OMNOVA Solutions, Inc.*	13,488	134,880
PolyOne Corp.	34,328	1,493,267
PQ Group Holdings, Inc.*	8,024	131,995
Quaker Chemical Corp.	5,733	864,479
Rayonier Advanced Materials, Inc. (x)	18,454	377,384
Sensient Technologies Corp.	19,721	1,442,590
Stepan Co.	8,666	684,354
Trecora Resources*	5,663	76,451
Tredegar Corp.	9,100	174,720
Trinseo SA	19,091	1,386,006
Tronox Ltd., Class A	38,062	780,652
Valhi, Inc.	5,950	36,712

		19,747,388

Construction Materials (0.2%)
Forterra, Inc. (x)*	5,527	61,350
Summit Materials, Inc., Class A*	47,769	1,501,842
United States Lime & Minerals, Inc.	696	53,662
US Concrete, Inc. (x)*	6,960	582,204

		2,199,058

Containers & Packaging (0.1%)
Greif, Inc., Class A	11,031	668,258
Greif, Inc., Class B	1,850	128,298
Myers Industries, Inc.	6,838	133,341
UFP Technologies, Inc.*	2,013	55,961

		985,858

Metals & Mining (1.2%)
AK Steel Holding Corp. (x)*	138,078	781,521
Allegheny Technologies, Inc. (x)*	53,182	1,283,813
Ampco-Pittsburgh Corp.	2,641	32,748

Carpenter Technology Corp.	19,903	1,014,854
Century Aluminum Co.*	21,887	429,861
Cleveland-Cliffs, Inc. (x)*	127,280	917,689
Coeur Mining, Inc.*	76,371	572,783
Commercial Metals Co.	53,326	1,136,910
Compass Minerals International, Inc. (x)	14,727	1,064,026
Gold Resource Corp.	16,410	72,204
Haynes International, Inc.	3,563	114,194
Hecla Mining Co.	167,661	665,614
Kaiser Aluminum Corp.	7,491	800,413
Klondex Mines Ltd. (x)*	78,061	203,739
Materion Corp.	9,335	453,681
Olympic Steel, Inc.	3,182	68,381
Ramaco Resources, Inc. (x)*	2,869	19,739
Ryerson Holding Corp.*	4,397	45,729
Schnitzer Steel Industries, Inc., Class A	11,287	378,115
SunCoke Energy, Inc.*	27,708	332,219
TimkenSteel Corp.*	16,962	257,653
Warrior Met Coal, Inc.	13,961	351,119
Worthington Industries, Inc.	20,109	886,003

		11,883,008

Paper & Forest Products (0.6%)
Boise Cascade Co.	16,601	662,380
Clearwater Paper Corp.*	7,157	324,928
Deltic Timber Corp.	4,871	445,940
KapStone Paper and Packaging Corp.	40,549	920,057
Louisiana-Pacific Corp.*	62,940	1,652,804
Neenah Paper, Inc.	7,586	687,671
PH Glatfelter Co.	18,673	400,349
Schweitzer-Mauduit International, Inc.	14,625	663,390
Verso Corp., Class A*	10,957	192,514

		5,950,033

Total Materials		40,765,345

Real Estate (6.0%)
Equity Real Estate Investment Trusts (REITs) (5.6%)
Acadia Realty Trust (REIT)	35,303	965,890
Agree Realty Corp. (REIT)	11,340	583,330
Alexander & Baldwin, Inc. (REIT)	20,490	568,393
Alexander’s, Inc. (REIT)	980	387,933
Altisource Residential Corp. (REIT)	24,142	286,324
American Assets Trust, Inc. (REIT)	18,866	721,436
Armada Hoffler Properties, Inc. (REIT)	19,149	297,384
Ashford Hospitality Prime, Inc. (REIT)	8,107	78,881
Ashford Hospitality Trust, Inc. (REIT)	22,518	151,546
Bluerock Residential Growth REIT, Inc. (REIT)	6,498	65,695
CareTrust REIT, Inc. (REIT)	30,839	516,862
CatchMark Timber Trust, Inc. (REIT), Class A	12,303	161,538

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM SMALL CAP MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

	Number of Shares	Value (Note 1)

CBL & Associates Properties, Inc. (REIT) (x)	74,376	$420,968
Cedar Realty Trust, Inc. (REIT)	27,509	167,255
Chatham Lodging Trust (REIT)	18,314	416,827
Chesapeake Lodging Trust (REIT)	25,607	693,694
City Office REIT, Inc. (REIT)	8,498	110,559
Clipper Realty, Inc. (REIT) (x)	5,015	50,100
Community Healthcare Trust, Inc. (REIT)	4,940	138,814
CorEnergy Infrastructure Trust, Inc. (REIT) (x)	3,610	137,902
Cousins Properties, Inc. (REIT)	183,286	1,695,395
DiamondRock Hospitality Co. (REIT)	88,113	994,796
Easterly Government Properties, Inc. (REIT)	15,539	331,602
EastGroup Properties, Inc. (REIT)	14,693	1,298,567
Education Realty Trust, Inc. (REIT)	32,456	1,133,364
Farmland Partners, Inc. (REIT) (x)	11,144	96,730
First Industrial Realty Trust, Inc. (REIT)	52,586	1,654,881
Four Corners Property Trust, Inc. (REIT)	27,342	702,689
Franklin Street Properties Corp. (REIT)	43,703	469,370
GEO Group, Inc. (The) (REIT)	54,421	1,284,336
Getty Realty Corp. (REIT)	12,848	348,952
Gladstone Commercial Corp. (REIT)	11,724	246,907
Global Medical REIT, Inc. (REIT) (x)	5,099	41,812
Global Net Lease, Inc. (REIT)	28,234	581,056
Government Properties Income Trust (REIT)	35,646	660,877
Gramercy Property Trust (REIT)	69,103	1,842,285
Healthcare Realty Trust, Inc. (REIT)	53,221	1,709,458
Hersha Hospitality Trust (REIT)	16,769	291,781
Independence Realty Trust, Inc. (REIT)	32,452	327,441
InfraREIT, Inc. (REIT)	18,566	344,956
Investors Real Estate Trust (REIT)	56,922	323,317
iStar, Inc. (REIT)*	32,553	367,849
Jernigan Capital, Inc. (REIT)	4,088	77,713
Kite Realty Group Trust (REIT)	37,322	731,511
LaSalle Hotel Properties (REIT)	49,852	1,399,346
Lexington Realty Trust (REIT)	96,687	933,030
LTC Properties, Inc. (REIT)	18,092	787,907
Mack-Cali Realty Corp. (REIT)	40,481	872,770
MedEquities Realty Trust, Inc. (REIT)	8,351	93,698

Monmouth Real Estate Investment Corp. (REIT)	31,886	567,571
National Health Investors, Inc. (REIT)	17,355	1,308,220
National Storage Affiliates Trust (REIT)	19,059	519,548
New Senior Investment Group, Inc. (REIT)	35,803	270,671
NexPoint Residential Trust, Inc. (REIT)	5,723	159,901
NorthStar Realty Europe Corp. (REIT)	24,390	327,558
One Liberty Properties, Inc. (REIT)	4,762	123,431
Pebblebrook Hotel Trust (REIT) (x)	31,095	1,155,801
Pennsylvania REIT (REIT) (x)	30,368	361,076
Physicians Realty Trust (REIT)	78,025	1,403,670
Potlatch Corp. (REIT)	18,278	912,072
Preferred Apartment Communities, Inc. (REIT), Class A	15,083	305,431
PS Business Parks, Inc. (REIT)	8,722	1,091,035
QTS Realty Trust, Inc. (REIT), Class A	21,019	1,138,389
Quality Care Properties, Inc. (REIT)*	40,863	564,318
RAIT Financial Trust (REIT)	31,472	11,802
Ramco-Gershenson Properties Trust (REIT)	34,636	510,188
Retail Opportunity Investments Corp. (REIT)	48,721	971,984
Rexford Industrial Realty, Inc. (REIT)	32,006	933,295
RLJ Lodging Trust (REIT)	76,139	1,672,773
Ryman Hospitality Properties, Inc. (REIT)	19,064	1,315,797
Sabra Health Care REIT, Inc. (REIT)	74,960	1,406,999
Safety Income and Growth, Inc. (REIT)	2,515	44,264
Saul Centers, Inc. (REIT)	4,611	284,729
Select Income REIT (REIT)	28,779	723,216
Seritage Growth Properties (REIT), Class A (x)	11,015	445,667
STAG Industrial, Inc. (REIT)	40,359	1,103,011
Summit Hotel Properties, Inc. (REIT)	44,902	683,857
Sunstone Hotel Investors, Inc. (REIT)	100,452	1,660,472
Terreno Realty Corp. (REIT)	21,889	767,428
Tier REIT, Inc. (REIT)	20,797	424,051
UMH Properties, Inc. (REIT)	9,160	136,484
Universal Health Realty Income Trust (REIT)	5,400	405,594
Urban Edge Properties (REIT)	43,783	1,116,029
Urstadt Biddle Properties, Inc. (REIT), Class A	11,545	250,988
Washington Prime Group, Inc. (REIT)	82,126	584,737

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM SMALL CAP MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

	Number of Shares	Value (Note 1)

Washington REIT (REIT)	33,810	$1,052,167
Whitestone REIT (REIT) (x)	11,375	163,914
Xenia Hotels & Resorts, Inc. (REIT)	49,402	1,066,589

		56,510,454

Real Estate Management & Development (0.4%)
Altisource Portfolio Solutions SA (x)*	3,531	98,868
Consolidated-Tomoka Land Co.	1,394	88,519
Forestar Group, Inc. (x)*	3,448	75,856
FRP Holdings, Inc.*	1,943	85,978
HFF, Inc., Class A	15,694	763,357
Kennedy-Wilson Holdings, Inc.	52,578	912,229
Marcus & Millichap, Inc.*	6,116	199,443
Maui Land & Pineapple Co., Inc.*	2,036	35,223
RE/MAX Holdings, Inc., Class A	7,848	380,628
Redfin Corp. (x)*	6,106	191,240
RMR Group, Inc. (The), Class A	2,628	155,840
St Joe Co. (The)*	20,220	364,971
Stratus Properties, Inc.	2,002	59,459
Tejon Ranch Co.*	5,848	121,404
Transcontinental Realty Investors, Inc.*	539	16,881
Trinity Place Holdings, Inc.*	6,698	46,551

		3,596,447

Total Real Estate		60,106,901

Telecommunication Services (0.7%)
Diversified Telecommunication Services (0.6%)
ATN International, Inc.	5,129	283,429
Cincinnati Bell, Inc.*	18,757	391,083
Cogent Communications Holdings, Inc. (x)	18,398	833,430
Consolidated Communications Holdings, Inc. (x)	30,373	370,247
Frontier Communications Corp. (x)	33,857	228,873
General Communication, Inc., Class A*	11,534	450,057
Globalstar, Inc. (x)*	221,645	290,355
Hawaiian Telcom Holdco, Inc.*	4,064	125,415
IDT Corp., Class B*	5,712	60,547
Intelsat SA*	10,223	34,656
Iridium Communications, Inc. (x)*	40,738	480,708
Ooma, Inc.*	5,436	64,960
ORBCOMM, Inc.*	27,957	284,602
pdvWireless, Inc.*	2,672	85,771
Straight Path Communications, Inc., Class B*	4,216	766,427
Vonage Holdings Corp.*	88,266	897,666
Windstream Holdings, Inc. (x)	58,640	108,484

		5,756,710

Wireless Telecommunication Services (0.1%)
Boingo Wireless, Inc.*	16,193	364,343

Shenandoah Telecommunications Co.	20,785	702,532
Spok Holdings, Inc.	6,592	103,165

		1,170,040

Total Telecommunication Services		6,926,750

Utilities (3.2%)
Electric Utilities (1.0%)
ALLETE, Inc.	21,912	1,629,376
El Paso Electric Co.	17,944	993,200
Genie Energy Ltd., Class B	4,318	18,826
IDACORP, Inc.	21,532	1,967,165
MGE Energy, Inc.	15,212	959,877
Otter Tail Corp.	18,193	808,679
PNM Resources, Inc.	35,163	1,422,343
Portland General Electric Co.	38,706	1,764,219
Spark Energy, Inc., Class A (x)	3,334	41,342

		9,605,027

Gas Utilities (1.1%)
Chesapeake Utilities Corp.	6,680	524,714
New Jersey Resources Corp.	37,713	1,516,063
Northwest Natural Gas Co.	11,947	712,639
ONE Gas, Inc.	22,495	1,647,984
RGC Resources, Inc. (x)	1,976	53,510
South Jersey Industries, Inc.	35,295	1,102,263
Southwest Gas Holdings, Inc.	20,014	1,610,727
Spire, Inc.	20,877	1,568,907
WGL Holdings, Inc.	22,398	1,922,643

		10,659,450

Independent Power and Renewable Electricity Producers (0.3%)
Atlantic Power Corp.*	38,128	89,601
Dynegy, Inc.*	48,738	577,545
NRG Yield, Inc., Class A	16,024	302,052
NRG Yield, Inc., Class C	27,827	525,931
Ormat Technologies, Inc.	17,274	1,104,844
Pattern Energy Group, Inc. (x)	32,632	701,262
TerraForm Power, Inc., Class A (x)	13,603	162,692

		3,463,927

Multi-Utilities (0.4%)
Avista Corp.	27,305	1,405,934
Black Hills Corp.	23,222	1,395,874
NorthWestern Corp.	21,531	1,285,401
Unitil Corp.	6,090	277,826

		4,365,035

Water Utilities (0.4%)
American States Water Co.	15,967	924,649
AquaVenture Holdings Ltd.*	3,622	56,213
Artesian Resources Corp., Class A	2,644	101,953
Cadiz, Inc. (x)*	6,544	93,252
California Water Service Group	21,642	981,465
Connecticut Water Service, Inc.	4,778	274,305
Consolidated Water Co. Ltd.	4,989	62,861
Evoqua Water Technologies Corp.*	13,717	325,230

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM SMALL CAP MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

	Number of Shares	Value (Note 1)

Global Water Resources, Inc.	2,444	$22,827
Middlesex Water Co.	7,336	292,780
Pure Cycle Corp.*	4,960	41,416
SJW Group	7,057	450,448
York Water Co. (The)	3,745	126,956

		3,754,355

Total Utilities		31,847,794

Total Common Stocks (89.7%) (Cost $625,767,082)		898,480,529

	Number of Rights	Value (Note 1)
RIGHTS:
Consumer Discretionary (0.0%)
Media (0.0%)
Media General, Inc., CVR (r)*	13,800	—

Total Consumer Discretionary		—

Financials (0.0%)
Diversified Financial Services (0.0%)
NewStar Financial, Inc., CVR (r)*	3,900	1,580

Total Financials		1,580

Health Care (0.0%)
Biotechnology (0.0%)
Chelsea Therapeutics, Inc., CVR (r)(x)*	15,200	—
Dyax Corp., CVR (r)*	69,052	57,485

		57,485

Pharmaceuticals (0.0%)
Omthera Pharmaceuticals, Inc., CVR (r)*	5,500	—

Total Health Care		57,485

Information Technology (0.0%)
Electronic Equipment, Instruments & Components (0.0%)
Gerber Scientific, Inc., CVR (r)*	21,501	—

Total Information Technology		—

Total Rights (0.0%) (Cost $3,209)		59,065

	Number of Shares	Value (Note 1)
SHORT-TERM INVESTMENTS:
Investment Company (5.1%)
JPMorgan Prime Money Market Fund, IM Shares	51,160,415	51,165,531

	Principal Amount	Value (Note 1)

Repurchase Agreements (7.8%)
Bank of Nova Scotia, 1.35%, dated 12/29/17, due 1/2/18, repurchase price $1,000,150, collateralized by various U.S. Government Treasury Securities, ranging from 3.625%-3.875%, maturing 4/15/29-8/15/43; total market value $1,020,001. (xx)	$1,000,000	$1,000,000
Bank of Nova Scotia (The), 1.39%, dated 12/29/17, due 1/2/18, repurchase price $2,000,309, collateralized by various U.S. Government Treasury Securities, ranging from 0.000%-3.750%, maturing 1/11/18-2/15/47; total market value $2,041,678. (xx)	2,000,000	2,000,000
Bank of Nova Scotia (The), 1.39%, dated 12/29/17, due 1/2/18, repurchase price $3,000,463, collateralized by various U.S. Government Treasury Securities, ranging from 0.000%-3.750%, maturing 1/11/18-2/15/47; total market value $3,062,517. (xx)	3,000,000	3,000,000
Bank of Nova Scotia (The), 1.39%, dated 12/29/17, due 1/2/18, repurchase price $7,001,081, collateralized by various U.S. Government Treasury Securities, ranging from 0.000%-3.750%, maturing 1/11/18-2/15/47; total market value $7,145,873. (xx)	7,000,000	7,000,000
Citigroup Global Markets Ltd., 1.40%, dated 12/29/17, due 1/2/18, repurchase price $4,100,638, collateralized by various Foreign Government Agency Securities, ranging from 1.625%-2.500%, maturing 3/16/21-7/29/25, U.S. Government Treasury Securities, ranging from 0.875%-7.250%, maturing from 8/15/20-2/15/47; total market value $4,182,001. (xx)	4,100,000	4,100,000
Citigroup Global Markets, Inc., 1.60%, dated 12/29/17, due 1/2/18, repurchase price $3,000,533, collateralized by various Common Stocks; total market value $3,300,001. (xx)	3,000,000	3,000,000

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM SMALL CAP MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

	Principal Amount	Value (Note 1)

Deutsche Bank AG, 1.81%, dated 12/29/17, due 1/2/18, repurchase price $5,201,046, collateralized by various Common Stocks, U.S. Government Treasury Securities, ranging from 1.875%-2.250%, maturing 4/30/22-8/15/46; total market value $5,783,551. (xx)	$5,200,000	$5,200,000
Deutsche Bank AG, 1.81%, dated 12/29/17, due 1/2/18, repurchase price $4,900,985, collateralized by various Common Stocks, U.S. Government Treasury Securities, ranging from 1.875%-2.250%, maturing 4/30/22-8/15/46; total market value $5,449,884. (xx)	4,900,000	4,900,000
Deutsche Bank AG, 1.81%, dated 12/29/17, due 1/2/18, repurchase price $3,500,704, collateralized by various Common Stocks, U.S. Government Treasury Securities, ranging from 1.875%-2.250%, maturing 4/30/22-8/15/46; total market value $3,892,774. (xx)	3,500,000	3,500,000
Deutsche Bank AG, 1.81%, dated 12/29/17, due 1/2/18, repurchase price $1,400,282, collateralized by various Common Stocks, U.S. Government Treasury Securities, ranging from 1.875%-2.250%, maturing 4/30/22-8/15/46; total market value $1,557,110. (xx)	1,400,000	1,400,000
Deutsche Bank AG, 1.55%, dated 12/29/17, due 1/2/18, repurchase price $4,600,792, collateralized by various Corporate Bonds, ranging from 1.750%-1.8750%, maturing 9/5/19-4/14/22, Foreign Government Agency Securities, ranging from 1.875%-2.000%, maturing 3/15/19-5/2/25; total market value $4,692,003. (xx)	4,600,000	4,600,000
Macquarie Bank Ltd., 1.42%, dated 12/29/17, due 1/2/18, repurchase price $1,250,197, collateralized by various U.S. Government Treasury Securities, ranging from 0.000%-3.750%, maturing 1/4/18-11/15/47; total market value $1,275,563. (xx)	1,250,000	1,250,000
NBC Global Finance Ltd., 1.59%, dated 12/29/17, due 1/2/18, repurchase price $5,600,989, collateralized by various Common Stocks; total market value $6,229,589. (xx)	5,600,000	5,600,000

NBC Global Finance Ltd., 1.59%, dated 12/29/17, due 1/2/18, repurchase price $4,900,866, collateralized by various Common Stocks; total market value $5,450,891. (xx)	4,900,000	4,900,000
NBC Global Finance Ltd., 1.59%, dated 12/29/17, due 1/2/18, repurchase price $5,500,972, collateralized by various Common Stocks; total market value $6,118,347. (xx)	5,500,000	5,500,000
Nomura Securities Co. Ltd., 1.40%, dated 12/29/17, due 1/2/18, repurchase price $7,001,089, collateralized by various U.S. Government Treasury Securities, ranging from 0.000%-2.000%, maturing 1/4/18-2/15/42; total market value $7,140,004. (xx)	7,000,000	7,000,000
RBS Securities, Inc., 1.37%, dated 12/29/17, due 1/2/18, repurchase price $662,477, collateralized by various U.S. Government Treasury Securities, ranging from 1.750%-1.875%, maturing 2/28/22-9/30/22; total market value $675,628. (xx)	662,376	662,376
Societe Generale SA, 1.32%, dated 12/29/17, due 1/5/18, repurchase price $11,002,823, collateralized by various U.S. Government Treasury Securities, ranging from 0.000%-3.000%, maturing 11/15/21-11/15/46; total market value $11,220,003. (xx)	11,000,000	11,000,000
Societe Generale SA, 1.32%, dated 12/29/17, due 1/5/18, repurchase price $2,000,513, collateralized by various U.S. Government Treasury Securities, ranging from 0.000%-8.125%, maturing 2/28/19-2/15/44; total market value $2,040,000. (xx)	2,000,000	2,000,000

Total Repurchase Agreements		77,612,376

Total Short-Term Investments (12.9%) (Cost $128,787,935)		128,777,907

Total Investments in Securities (102.6%) (Cost $754,558,226)		1,027,317,501
Other Assets Less Liabilities (-2.6%)		(26,000,753)

Net Assets (100%)		$1,001,316,748

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM SMALL CAP MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

*	Non-income producing.
‡	All, or a portion, of the security is an affiliated company as defined under the Investment Company Act of 1940.
@	Shares are less than 0.5.
(r)	Value determined using significant unobservable inputs.
(x)	All or a portion of security is on loan at December 31, 2017.
(xx)	At December 31, 2017, the Portfolio had loaned securities with a total value of $74,707,805. This was secured by cash collateral of $77,612,376 which was subsequently invested in joint repurchase agreements with a total value of $77,612,376, as detailed in the Notes to the Financial Statements, for which the Portfolio has a proportionate interest as reported in the Portfolio of Investments as Repurchase Agreements, and $115,251 collateralized by various U.S. Government Treasury Securities, ranging from 0.000% – 8.000%, maturing 1/4/18 – 11/15/46.

Glossary:

CVR	— Contingent Value Right
USD	— United States Dollar

Investments in companies which were affiliates for the year ended December 31, 2017, were as follows:

Security Description	Shares at December 31, 2017	Market Value December 31, 2016 ($)	Purchases at Cost ($)	Proceeds from Sales ($)	Net Realized Gain (Loss) ($)	Change in Unrealized Appreciation/ (Depreciation) ($)	Market Value December 31, 2017 ($)	Dividend/ Interest Income ($)	Capital Gain Distributions ($)
PennyMac Financial Services, Inc., Class A	2,508	41,758	—	—	—	14,296	56,054	—	—
PennyMac Mortgage Investment Trust (REIT)	18,109	376,575	—	(81,814)	2,266	(6,016)	291,011	40,013	—

Total		418,333	—	(81,814)	2,266	8,280	347,065	40,013	—

Futures contracts outstanding as of December 31, 2017 (Note 1) :
Description	Number of Contracts	Expiration Date	Trading Currency	Notional Amount ($)	Value and Unrealized Appreciation (Depreciation) ($)
Long Contracts
Russell 2000 E-Mini Index	1,332	3/2018	USD	102,330,900	815,061

					815,061

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2017:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities (a)	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.) (b)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Common Stocks
Consumer Discretionary	$112,616,605	$—	$—	$112,616,605
Consumer Staples	24,912,595	84,079	—	24,996,674
Energy	35,775,274	—	—	35,775,274
Financials	159,990,957	—	—	159,990,957
Health Care	137,767,452	—	—	137,767,452
Industrials	138,124,782	44,821	—	138,169,603
Information Technology	149,517,174	—	—	149,517,174
Materials	40,765,345	—	—	40,765,345
Real Estate	60,106,901	—	—	60,106,901
Telecommunication Services	6,926,750	—	—	6,926,750
Utilities	31,847,794	—	—	31,847,794

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM SMALL CAP MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities (a)	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.) (b)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)		Total
Futures	$815,061	$—	$—		$815,061
Rights
Consumer Discretionary	—	—	—	(c)	—	(c)
Financials	—	—	1,580		1,580
Health Care	—	—	57,485		57,485
Information Technology	—	—	—	(c)	—	(c)
Short-Term Investments
Investment Company	51,165,531	—	—		51,165,531
Repurchase Agreements	—	77,612,376	—		77,612,376

Total Assets	$950,332,221	$77,741,276	$59,065		$1,028,132,562

Total Liabilities	$—	$—	$—		$—

Total	$950,332,221	$77,741,276	$59,065		$1,028,132,562

(a)	Securities with a market value of $198,688 transferred from Level 2 to Level 1 at the end of the year due to active trading.
(b)	A Security with a market value of $84,079 transferred from Level 1 to Level 2 at the end of the year due to inactive trading.
(c)	Value is zero.

There were no additional transfers between Levels 1, 2 or 3 during the year ended December 31, 2017.

Fair Values of Derivative Instruments as of December 31, 2017:

	Statement of Assets and Liabilities
Derivatives Not Accounted for as Hedging Instrument^	Asset Derivatives	Fair Value
Equity contracts	Receivables, Net assets – Unrealized appreciation	$815,061	*

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Portfolio of Investments. Only variation margin is reported within the Statement of Assets & Liabilities.

The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2017:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instrument^	Futures
Equity contracts	$11,089,717

Amount of Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instrument^	Futures
Equity contracts	$1,126,199

^ This Portfolio held futures contracts as a substitute for investing in conventional securities, hedging and in an attempt to enhance returns.

The Portfolio held futures contracts with an average notional balance of approximately $95,686,000 during the year ended December 31, 2017.

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM SMALL CAP MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

Investment security transactions for the year ended December 31, 2017 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities (affiliated 16%)*	$114,238,430
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities (affiliated 23%)*	$197,605,134

* During the year ended December 31, 2017, the Portfolio engaged in purchases and sales of securities pursuant to Rule 17a-7 of the 1940 Act (amount is percentage of total Purchases and/or Sales).

As of December 31, 2017, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments in securities and derivative instruments, if applicable, for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$339,122,249
Aggregate gross unrealized depreciation	(67,214,782)

Net unrealized appreciation	$271,907,467

Federal income tax cost of investments in securities and derivative instruments, if applicable	$756,225,095

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM SMALL CAP MANAGED VOLATILITY PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2017

ASSETS
Investments in Securities, at value (x):
Affiliated Issuers (Cost $397,683)	$347,065
Unaffiliated Issuers (Cost $676,548,167)	949,358,060
Repurchase Agreements (Cost $77,612,376)	77,612,376
Cash	47,392,310
Cash held as collateral at broker	3,981,400
Dividends, interest and other receivables	1,335,160
Receivable for securities sold	631,893
Securities lending income receivable	143,890
Other assets	4,200

Total assets	1,080,806,354

LIABILITIES
Payable for return of collateral on securities loaned	77,612,376
Due to broker for futures variation margin	869,441
Investment management fees payable	376,209
Payable to Separate Accounts for Portfolio shares redeemed	333,938
Due to Custodian	117,485
Administrative fees payable	103,280
Trustees’ fees payable	696
Payable for securities purchased	589
Accrued expenses	75,592

Total liabilities	79,489,606

NET ASSETS	$1,001,316,748

Net assets were comprised of:
Paid in capital	$724,786,030
Accumulated undistributed net investment income (loss)	1,109,235
Accumulated undistributed net realized gain (loss)	1,847,147
Net unrealized appreciation (depreciation)	273,574,336

Net assets	$1,001,316,748

Class K
Net asset value, offering and redemption price per share, $1,001,316,748 / 77,867,458 shares outstanding (unlimited amount authorized: $0.01 par value)	$12.86

(x)	Includes value of securities on loan of $74,707,805.

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2017

INVESTMENT INCOME
Dividends ($40,013 of dividend income received from affiliates) (net of $1,304 foreign withholding tax)	$11,144,341
Interest	365,467
Securities lending (net)	1,728,086

Total income	13,237,894

EXPENSES
Investment management fees	4,352,431
Administrative fees	1,191,733
Custodian fees	121,600
Printing and mailing expenses	79,315
Professional fees	68,604
Trustees’ fees	22,527
Miscellaneous	30,757

Gross expenses	5,866,967
Less: Waiver from investment manager	(62,899)

Net expenses	5,804,068

NET INVESTMENT INCOME (LOSS)	7,433,826

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Investments in securities ($2,266 of realized gain (loss) from affiliates)	48,391,074
Futures contracts	11,089,717

Net realized gain (loss)	59,480,791

Change in unrealized appreciation (depreciation) on:
Investments in securities ($8,280 of change in unrealized appreciation (depreciation) from affiliates)	59,854,193
Futures contracts	1,126,199

Net change in unrealized appreciation (depreciation)	60,980,392

NET REALIZED AND UNREALIZED GAIN (LOSS)	120,461,183

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$127,895,009

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM SMALL CAP MANAGED VOLATILITY PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2017	2016
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$7,433,826	$8,117,217
Net realized gain (loss)	59,480,791	45,434,128
Net change in unrealized appreciation (depreciation)	60,980,392	113,088,662

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	127,895,009	166,640,007

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income
Class K	(8,278,742)	(8,356,150)
Distributions from net realized capital gains
Class K	(68,369,342)	(34,276,019)

TOTAL DIVIDENDS AND DISTRIBUTIONS	(76,648,084)	(42,632,169)

CAPITAL SHARES TRANSACTIONS:
Class K
Capital shares sold [ 211,203 and 89,836 shares, respectively ]	2,642,948	978,694
Capital shares issued in reinvestment of dividends and distributions [ 6,085,959 and 3,478,796 shares, respectively ]	76,648,084	42,632,169
Capital shares repurchased [ (6,977,039) and (8,923,077) shares, respectively ]	(89,099,266)	(96,171,133)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	(9,808,234)	(52,560,270)

TOTAL INCREASE (DECREASE) IN NET ASSETS	41,438,691	71,447,568
NET ASSETS:
Beginning of year	959,878,057	888,430,489

End of year (a)	$1,001,316,748	$959,878,057

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$1,109,235	$852,075

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM SMALL CAP MANAGED VOLATILITY PORTFOLIO

FINANCIAL HIGHLIGHTS

	January 1, 2015 to	Year Ended December 31,
Class IA	April 13, 2015‡	2014	2013
Net asset value, beginning of year	$12.40	$13.10	$11.47

Income (loss) from investment operations:
Net investment income (loss) (e)	— #	(0.02)	(0.06)†
Net realized and unrealized gain (loss)	0.66	0.52	4.31

Total from investment operations	0.66	0.50	4.25

Less distributions:
Distributions from net realized gains	—	(1.20)	(2.62)

Net asset value, end of period	$13.06	$12.40	$13.10

Total return (b)	5.32%	4.01%	37.87%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$—	$2	$2
Ratio of expenses to average net assets:
After waivers and reimbursements (a)(f)	0.87%	0.91%	0.89%
Before waivers and reimbursements (a)(f)	0.87%	0.91%	0.89%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (a)(f)	(0.11)%	(0.15)%	(0.49)%
Before waivers and reimbursements (a)(f)	(0.11)%	(0.15)%	(0.49)%
Portfolio turnover rate (z)^	29%	15%	13%

	Year Ended December 31,
Class K	2017	2016	2015	2014	2013
Net asset value, beginning of year	$12.22	$10.59	$12.42	$13.10	$11.47

Income (loss) from investment operations:
Net investment income (loss) (e)	0.10	0.10	0.06	0.02	0.02
Net realized and unrealized gain (loss)	1.59	2.09	(0.66)	0.53	4.26

Total from investment operations	1.69	2.19	(0.60)	0.55	4.28

Less distributions:
Dividends from net investment income	(0.12)	(0.11)	(0.06)	(0.03)	(0.03)
Distributions from net realized gains	(0.93)	(0.45)	(1.17)	(1.20)	(2.62)

Total dividends and distributions	(1.05)	(0.56)	(1.23)	(1.23)	(2.65)

Net asset value, end of year	$12.86	$12.22	$10.59	$12.42	$13.10

Total return	14.08%	20.71%	(4.74)%	4.40%	38.16%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$1,001,317	$959,878	$888,430	$1,083,788	$1,268,161
Ratio of expenses to average net assets:
After waivers and reimbursements (f)	0.60%	0.61%	0.61%	0.63%	0.64%
Before waivers and reimbursements (f)	0.61%	0.62%	0.61%	0.63%	0.64%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (f)	0.77%	0.94%	0.45%	0.14%	0.12%
Before waivers and reimbursements (f)	0.76%	0.93%	0.44%	0.14%	0.12%
Portfolio turnover rate^	13%	14%	29%	15%	13%

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM SMALL CAP MANAGED VOLATILITY PORTFOLIO

FINANCIAL HIGHLIGHTS (Continued)

#	Per share amount is less than $0.005.
‡	After the close of business on April 13, 2015, operations ceased and shares were fully redeemed. The shares are no longer being offered, but are still registered.
†	The amount shown for a share outstanding throughout the period does not accord with the aggregate net income and/or gain on investments for that period because of the timing of sales and repurchases of the Portfolio shares in relation to fluctuating market value of the investments in the Portfolio.
^	Portfolio turnover rate excludes derivatives, if any.
(a)	Ratios for periods less than one year are annualized. Certain non-recurring expenses incurred by the Portfolio are not annualized for periods less than one year.
(b)	Total returns for periods less than one year are not annualized.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.
(z)	Portfolio turnover rate for periods less than one year is not annualized.

See Notes to Financial Statements.

EQ/BLACKROCK BASIC VALUE EQUITY PORTFOLIO (Unaudited)

INVESTMENT MANAGER

➢	AXA Equitable Funds Management Group, LLC

INVESTMENT SUB-ADVISER

➢	BlackRock Investment Management, LLC

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/17
	1 Year	5 Years	10 Years/ Since Incept.
Portfolio – Class IA Shares	8.09%	12.58%	6.44%
Portfolio – Class IB Shares	8.07	12.57	6.33
Portfolio – Class K Shares*	8.39	12.87	13.70
Russell 1000® Value Index	13.66	14.04	7.10
* Date of inception 8/26/11. Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned 8.07% for the year ended December 31, 2017. This compares to the Portfolio’s benchmark, the Russell 1000® Value Index, which returned 13.66% over the same period.

Portfolio Highlights

What helped performance during the year:

•

The largest contributor to relative performance was stock selection in health care driven primarily by an overweight position in Baxter International, Inc. An overweight allocation to the sector also contributed positively.

•

An underweight allocation to the real estate sector also added value during the year. The Portfolio maintained an underweight exposure to real estate on the basis of stretched valuations and tepid growth prospects.

•

In the telecommunication services sector, not owning large benchmark position AT&T, Inc. benefited relative performance as earnings results revealed an increasingly competitive U.S. telecommunications sector.

What hurt performance during the year:

•

The largest detractor during the period was stock selection in consumer staples, where an overweight position in grocery store operator The Kroger Co. drove relative underperformance, due to the negative reaction from Amazon.com, Inc. entering the grocery industry.

•

In energy, the Portfolio’s positioning in the higher beta oil producers over the oil majors drove underperformance as oil prices fell early in the year. Specifically, positions in Apache Corp., Devon Energy Corp., and Gulfport Energy Corp. weighed on relative returns.

•	Finally, credit card holding Discover Financial Services drove underperformance in the financials sector after first quarter earnings results revealed higher-than-expected loss provisions.

Portfolio Positioning and Outlook

Our outlook for U.S. equities remains positive, supported by a steady global growth backdrop and robust corporate earnings trends. An improved manufacturing environment, high levels of consumer and business confidence, and a strong labor market all point towards healthy economic conditions, in our opinion. Further, the recent passage of tax-reform legislation and potential benefits from deregulation portend additional upside. At the same time, however, continued strong performance leaves stock market valuations at elevated levels in aggregate. Ongoing improvement in earnings growth and further pro-growth policy progress remain paramount to sustain the rally. We continue to monitor key risks such as elevated global debt levels and corporate margins, political gridlock in Washington D.C., and tightening monetary policy.

As fundamental, bottom-up stock pickers, we are focused on company specific idiosyncratic drivers of return. We continue to see opportunity in our value universe and build our portfolio around high conviction positions.

EQ/BLACKROCK BASIC VALUE EQUITY PORTFOLIO (Unaudited)

Sector Weightings as of December 31, 2017	% of Net Assets
Financials	27.2%
Health Care	18.3
Information Technology	11.7
Energy	11.1
Consumer Staples	7.7
Utilities	6.6
Industrials	5.2
Telecommunication Services	4.3
Consumer Discretionary	3.9
Materials	2.8
Repurchase Agreements	1.9
Real Estate	0.2
Cash and Other	(0.9)

100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees (in the case of Class IA and Class IB shares of the Portfolio), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2017 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/17	Ending Account Value 12/31/17	Expenses Paid During Period* 7/1/17 - 12/31/17
Class IA
Actual	$1,000.00	$1,090.79	$5.01
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.42	4.84
Class IB
Actual	1,000.00	1,091.00	5.01
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.42	4.84
Class K
Actual	1,000.00	1,092.43	3.69
Hypothetical (5% average annual return before expenses)	1,000.00	1,021.68	3.57

*  Expenses are equal to the Portfolio’s Class IA, Class IB and Class K shares annualized expense ratios of 0.95%, 0.95% and 0.70%, respectively, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

EQ ADVISORS TRUST

EQ/BLACKROCK BASIC VALUE EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2017

	Number of Shares	Value (Note 1)
COMMON STOCKS:
Consumer Discretionary (3.9%)
Auto Components (1.1%)
Lear Corp.	109,216	$19,294,099

Media (2.8%)
Comcast Corp., Class A	704,244	28,204,972
Interpublic Group of Cos., Inc. (The)	1,100,594	22,187,975

		50,392,947

Total Consumer Discretionary		69,687,046

Consumer Staples (7.7%)
Food & Staples Retailing (2.2%)
Kroger Co. (The)	491,303	13,486,268
Walgreens Boots Alliance, Inc.	338,976	24,616,437

		38,102,705

Food Products (4.8%)
General Mills, Inc.	612,572	36,319,394
JM Smucker Co. (The)	140,530	17,459,447
Kellogg Co. (x)	303,279	20,616,907
Tyson Foods, Inc., Class A	135,261	10,965,609

		85,361,357

Personal Products (0.2%)
Unilever NV (NYRS) (x)	79,270	4,464,486

Tobacco (0.5%)
Philip Morris International, Inc.	78,000	8,240,700

Total Consumer Staples		136,169,248

Energy (11.1%)
Oil, Gas & Consumable Fuels (11.1%)
ConocoPhillips	870,086	47,759,021
Devon Energy Corp.	993,590	41,134,626
Marathon Oil Corp.	829,509	14,043,587
Marathon Petroleum Corp.	239,086	15,774,894
Royal Dutch Shell plc (ADR), Class A	615,162	41,037,457
Suncor Energy, Inc.	581,376	21,348,127
Valero Energy Corp.	168,902	15,523,783

Total Energy		196,621,495

Financials (27.2%)
Banks (15.0%)
Bank of America Corp.	1,166,200	34,426,224
Citigroup, Inc.	845,184	62,890,141
JPMorgan Chase & Co.	888,016	94,964,431
Regions Financial Corp.	1,339,163	23,140,737
Wells Fargo & Co.	827,980	50,233,547

		265,655,080

Capital Markets (4.2%)
E*TRADE Financial Corp.*	245,490	12,168,939
Morgan Stanley	672,741	35,298,720
Nasdaq, Inc.	339,780	26,105,298

		73,572,957

Consumer Finance (3.1%)
Capital One Financial Corp.	262,537	26,143,434
Discover Financial Services	197,276	15,174,470
SLM Corp.*	1,197,411	13,530,744

		54,848,648

Insurance (4.9%)
American International Group, Inc.	329,762	19,647,220
Hartford Financial Services Group, Inc. (The)	465,253	26,184,439
Lincoln National Corp.	230,151	17,691,707
Prudential Financial, Inc.	104,132	11,973,097
XL Group Ltd.	325,015	11,427,528

		86,923,991

Total Financials		481,000,676

Health Care (18.3%)
Biotechnology (2.2%)
Gilead Sciences, Inc.	550,596	39,444,698

Health Care Equipment & Supplies (8.5%)
Baxter International, Inc.	763,483	49,351,541
Koninklijke Philips NV (NYRS)	509,397	19,255,207
Medtronic plc	242,218	19,559,103
Zimmer Biomet Holdings, Inc.	504,582	60,887,910

		149,053,761

Health Care Providers & Services (0.3%)
DaVita, Inc.*	74,100	5,353,725

Pharmaceuticals (7.3%)
Novartis AG (ADR)	480,668	40,356,885
Pfizer, Inc.	2,443,076	88,488,213

		128,845,098

Total Health Care		322,697,282

Industrials (5.2%)
Airlines (0.3%)
Delta Air Lines, Inc.	80,730	4,520,880

Electrical Equipment (1.4%)
ABB Ltd. (ADR) (x)	900,460	24,150,337

Industrial Conglomerates (1.7%)
General Electric Co.	1,335,880	23,311,106
Honeywell International, Inc.	41,978	6,437,746

		29,748,852

Professional Services (0.9%)
Nielsen Holdings plc	463,210	16,860,844

Road & Rail (0.9%)
Norfolk Southern Corp.	110,390	15,995,511

Total Industrials		91,276,424

Information Technology (11.7%)
Communications Equipment (4.9%)
Cisco Systems, Inc.	2,278,213	87,255,558

Internet Software & Services (0.8%)
eBay, Inc.*	384,317	14,504,124

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/BLACKROCK BASIC VALUE EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

	Number of Shares	Value (Note 1)
Semiconductors & Semiconductor Equipment (3.3%)
NXP Semiconductors NV*	55,820	$6,535,964
QUALCOMM, Inc.	792,670	50,746,733

		57,282,697

Software (1.2%)
Oracle Corp.	449,055	21,231,320

Technology Hardware, Storage & Peripherals (1.5%)
Apple, Inc.	153,783	26,024,697

Total Information Technology		206,298,396

Materials (2.8%)
Chemicals (0.7%)
Akzo Nobel NV (ADR)	407,886	11,885,798

Containers & Packaging (0.8%)
Avery Dennison Corp.	49,080	5,637,329
Owens-Illinois, Inc.*	352,690	7,819,137

		13,456,466

Metals & Mining (1.3%)
Nucor Corp.	208,860	13,279,319
Reliance Steel & Aluminum Co.	115,760	9,931,050

		23,210,369

Total Materials		48,552,633

Real Estate (0.2%)
Equity Real Estate Investment Trusts (REITs) (0.2%)
Brixmor Property Group, Inc. (REIT)	204,370	3,813,544

Total Real Estate		3,813,544

Telecommunication Services (4.3%)
Diversified Telecommunication Services (2.5%)
Verizon Communications, Inc.	828,948	43,876,218

Wireless Telecommunication Services (1.8%)
Telephone & Data Systems, Inc.	1,056,892	29,381,597
United States Cellular Corp.*	80,725	3,037,682

		32,419,279

Total Telecommunication Services		76,295,497

Utilities (6.6%)
Electric Utilities (4.3%)
Edison International	39,180	2,477,743
Exelon Corp.	870,870	34,320,987
FirstEnergy Corp.	717,200	21,960,664
PG&E Corp.	364,858	16,356,584

		75,115,978

Independent Power and Renewable Electricity Producers (2.3%)
AES Corp.	3,792,445	41,072,179

Total Utilities		116,188,157

Total Common Stocks (99.0%) (Cost $1,320,137,469)		1,748,600,398

	Principal Amount	Value (Note 1)
SHORT-TERM INVESTMENTS:
Repurchase Agreements (1.9%)
Bank of Nova Scotia (The), 1.39%, dated 12/29/17, due 1/2/18, repurchase price $3,300,510, collateralized by various U.S. Government Treasury Securities, ranging from 0.000%-3.750%, maturing 1/11/18-2/15/47; total market value $3,368,768. (xx)	$3,300,000	3,300,000
Bank of Nova Scotia (The), 1.39%, dated 12/29/17, due 1/2/18, repurchase price $100,015, collateralized by various U.S. Government Treasury Securities, ranging from 0.000%-3.750%, maturing 1/11/18-2/15/47; total market value $102,084. (xx)	100,000	100,000
Bank of Nova Scotia (The), 1.39%, dated 12/29/17, due 1/2/18, repurchase price $4,000,618, collateralized by various U.S. Government Treasury Securities, ranging from 0.000%-3.750%, maturing 1/11/18-2/15/47; total market value $4,083,356. (xx)	4,000,000	4,000,000
Citigroup Global Markets Ltd., 1.40%, dated 12/29/17, due 1/2/18, repurchase price $1,750,272, collateralized by various Foreign Government Agency Securities, ranging from 1.625%-2.500%, maturing 3/16/21-7/29/25, U.S. Government Treasury Securities, ranging from 0.875%-7.250%, maturing from 8/15/20-2/15/47; total market value $1,785,000. (xx)	1,750,000	1,750,000
Citigroup Global Markets, Inc., 1.60%, dated 12/29/17, due 1/2/18, repurchase price $200,036, collateralized by various Common Stocks; total market value $220,000. (xx)	200,000	200,000
Citigroup Global Markets, Inc., 1.60%, dated 12/29/17, due 1/2/18, repurchase price $1,000,178, collateralized by various Common Stocks; total market value $1,100,000. (xx)	1,000,000	1,000,000
Deutsche Bank AG, 1.81%, dated 12/29/17, due 1/2/18, repurchase price $3,500,704, collateralized by various Common Stocks, U.S. Government Treasury Securities, ranging from 1.875%-2.250%, maturing 4/30/22-8/15/46; total market value $3,892,774. (xx)	3,500,000	3,500,000

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/BLACKROCK BASIC VALUE EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

	Principal Amount	Value (Note 1)
Deutsche Bank AG, 1.81%, dated 12/29/17, due 1/2/18, repurchase price $2,600,523, collateralized by various Common Stocks, U.S. Government Treasury Securities, ranging from 1.875%-2.250%, maturing 4/30/22-8/15/46; total market value $2,891,775. (xx)	$2,600,000	$2,600,000
Deutsche Bank AG, 1.81%, dated 12/29/17, due 1/2/18, repurchase price $1,800,362, collateralized by various Common Stocks, U.S. Government Treasury Securities, ranging from 1.875%-2.250%, maturing 4/30/22-8/15/46; total market value $2,001,998. (xx)	1,800,000	1,800,000
Deutsche Bank AG, 1.81%, dated 12/29/17, due 1/2/18, repurchase price $400,080, collateralized by various Common Stocks, U.S. Government Treasury Securities, ranging from 1.875%-2.250%, maturing 4/30/22-8/15/46; total market value $444,889. (xx)	400,000	400,000
Deutsche Bank AG, 1.55%, dated 12/29/17, due 1/2/18, repurchase price $2,200,379, collateralized by various Corporate Bonds, ranging from 1.750%-1.875%, maturing 9/5/19-4/14/22, Foreign Government Agency Securities, ranging from 1.875%-2.000%, maturing 3/15/19-5/2/25; total market value $2,244,001. (xx)	2,200,000	2,200,000
NBC Global Finance Ltd., 1.59%, dated 12/29/17, due 1/2/18, repurchase price $2,400,424, collateralized by various Common Stocks; total market value $2,669,824. (xx)	2,400,000	2,400,000
NBC Global Finance Ltd., 1.59%, dated 12/29/17, due 1/2/18, repurchase price $2,700,477, collateralized by various Common Stocks; total market value $3,003,552. (xx)	2,700,000	2,700,000
NBC Global Finance Ltd., 1.59%, dated 12/29/17, due 1/2/18, repurchase price $2,700,477, collateralized by various Common Stocks; total market value $3,003,552. (xx)	2,700,000	2,700,000
Nomura Securities Co. Ltd., 1.40%, dated 12/29/17, due 1/2/18, repurchase price $4,000,622, collateralized by various U.S. Government Treasury Securities, ranging from 0.000%-7.125%, maturing 1/4/18-8/15/47; total market value $4,080,001. (xx)	4,000,000	4,000,000
RBS Securities, Inc., 1.37%, dated 12/29/17, due 1/2/18, repurchase price $162,114, collateralized by various U.S. Government Treasury Securities, ranging from 1.750%-1.875%, maturing 2/28/22-9/30/22; total market value $165,332. (xx)	162,090	162,090

Total Repurchase Agreements		32,812,090

Total Short-Term Investments (1.9%) (Cost $32,812,090)		32,812,090

Total Investments in Securities (100.9%) (Cost $1,352,949,559)		1,781,412,488
Other Assets Less Liabilities (-0.9%)		(15,943,475)

Net Assets (100%)		$1,765,469,013

*	Non-income producing.
(x)	All or a portion of security is on loan at December 31, 2017.
(xx)	At December 31, 2017, the Portfolio had loaned securities with a total value of $32,073,172. This was secured by cash collateral of $32,812,090 which was subsequently invested in joint repurchase agreements with a total value of $32,812,090, as detailed in the Notes to the Financial Statements, for which the Portfolio has a proportionate interest as reported in the Portfolio of Investments as Repurchase Agreements.

Glossary:

ADR	— American Depositary Receipt
NYRS	— New York Registry Shares

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/BLACKROCK BASIC VALUE EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2017:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Common Stocks
Consumer Discretionary	$69,687,046	$—	$—	$69,687,046
Consumer Staples	136,169,248	—	—	136,169,248
Energy	196,621,495	—	—	196,621,495
Financials	481,000,676	—	—	481,000,676
Health Care	322,697,282	—	—	322,697,282
Industrials	91,276,424	—	—	91,276,424
Information Technology	206,298,396	—	—	206,298,396
Materials	48,552,633	—	—	48,552,633
Real Estate	3,813,544	—	—	3,813,544
Telecommunication Services	76,295,497	—	—	76,295,497
Utilities	116,188,157	—	—	116,188,157
Short-Term Investments
Repurchase Agreements	—	32,812,090	—	32,812,090

Total Assets	$1,748,600,398	$32,812,090	$—	$1,781,412,488

Total Liabilities	$—	$—	$—	$—

Total	$1,748,600,398	$32,812,090	$—	$1,781,412,488

There were no transfers between Levels 1, 2 or 3 during the year ended December 31, 2017.

The Portfolio held no derivatives contracts for the year ended December 31, 2017.

Investment security transactions for the year ended December 31, 2017 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$748,619,096
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$963,723,639

As of December 31, 2017, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments in securities and derivative instruments, if applicable, for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$470,751,037
Aggregate gross unrealized depreciation	(55,242,539)

Net unrealized appreciation	$415,508,498

Federal income tax cost of investments in securities and derivative instruments, if applicable	$1,365,903,990

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/BLACKROCK BASIC VALUE EQUITY PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2017

ASSETS
Investments in Securities, at value (x):
Unaffiliated Issuers (Cost $1,320,137,469)	$1,748,600,398
Repurchase Agreements (Cost $32,812,090)	32,812,090
Cash	17,419,750
Dividends, interest and other receivables	1,015,769
Receivable from Separate Accounts for Portfolio shares sold	15,863
Securities lending income receivable	12,804
Other assets	7,799

Total assets	1,799,884,473

LIABILITIES
Payable for return of collateral on securities loaned	32,812,090
Investment management fees payable	876,643
Payable to Separate Accounts for Portfolio shares redeemed	235,838
Distribution fees payable – Class IB	218,179
Administrative fees payable	146,992
Distribution fees payable – Class IA	36,177
Trustees’ fees payable	3,174
Accrued expenses	86,367

Total liabilities	34,415,460

NET ASSETS	$1,765,469,013

Net assets were comprised of:
Paid in capital	$1,349,960,515
Accumulated undistributed net investment income (loss)	357,287
Accumulated undistributed net realized gain (loss)	(13,311,718)
Net unrealized appreciation (depreciation)	428,462,929

Net assets	$1,765,469,013

Class IA
Net asset value, offering and redemption price per share, $170,805,012 / 6,917,455 shares outstanding (unlimited amount authorized: $0.01 par value)	$24.69

Class IB
Net asset value, offering and redemption price per share, $1,025,850,227 / 41,441,027 shares outstanding (unlimited amount authorized: $0.01 par value)	$24.75

Class K
Net asset value, offering and redemption price per share, $568,813,774 / 23,039,864 shares outstanding (unlimited amount authorized: $0.01 par value)	$24.69

(x)	Includes value of securities on loan of $32,073,172.

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2017

INVESTMENT INCOME
Dividends (net of $47,087 foreign withholding tax)	$37,799,754
Interest	131,611
Securities lending (net)	101,544

Total income	38,032,909

EXPENSES
Investment management fees	10,274,003
Distribution fees – Class IB	2,480,302
Administrative fees	1,744,652
Distribution fees – Class IA	409,903
Printing and mailing expenses	148,856
Professional fees	98,376
Custodian fees	89,300
Trustees’ fees	42,794
Recoupment fees	1,464
Miscellaneous	42,748

Total expenses	15,332,398

NET INVESTMENT INCOME (LOSS)	22,700,511

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on investments in securities	32,394,714
Net change in unrealized appreciation (depreciation) on investments in securities	84,445,874

NET REALIZED AND UNREALIZED GAIN (LOSS)	116,840,588

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$139,541,099

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/BLACKROCK BASIC VALUE EQUITY PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2017	2016
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$22,700,511	$26,339,624
Net realized gain (loss)	32,394,714	49,122,465
Net change in unrealized appreciation (depreciation)	84,445,874	223,111,344

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	139,541,099	298,573,433

DIVIDENDS:
Dividends from net investment income
Class IA	(2,315,180)	(2,271,286)
Class IB	(13,984,873)	(13,885,859)
Class K	(9,053,197)	(12,008,712)

TOTAL DIVIDENDS	(25,353,250)	(28,165,857)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 497,639 and 630,537 shares, respectively ]	11,598,159	13,141,991
Capital shares issued in reinvestment of dividends [ 95,137 and 96,722 shares, respectively ]	2,315,180	2,271,286
Capital shares repurchased [ (783,395) and (897,459) shares, respectively ]	(18,330,220)	(18,746,471)

Total Class IA transactions	(4,416,881)	(3,333,194)

Class IB
Capital shares sold [ 2,157,117 and 2,695,662 shares, respectively ]	50,562,901	55,773,064
Capital shares issued in reinvestment of dividends [ 573,227 and 589,851 shares, respectively ]	13,984,873	13,885,859
Capital shares repurchased [ (4,565,747) and (3,742,401) shares, respectively ]	(107,695,861)	(78,462,149)

Total Class IB transactions	(43,148,087)	(8,803,226)

Class K
Capital shares sold [ 324,279 and 442,715 shares, respectively ]	7,558,834	8,941,983
Capital shares issued in reinvestment of dividends [ 372,120 and 511,579 shares, respectively ]	9,053,197	12,008,712
Capital shares repurchased [ (8,968,272) and (7,250,101) shares, respectively ]	(212,005,237)	(150,796,379)

Total Class K transactions	(195,393,206)	(129,845,684)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	(242,958,174)	(141,982,104)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(128,770,325)	128,425,472
NET ASSETS:
Beginning of year	1,894,239,338	1,765,813,866

End of year (a)	$1,765,469,013	$1,894,239,338

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$357,287	$357,111

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/BLACKROCK BASIC VALUE EQUITY PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class IA	2017		2016	2015		2014		2013
Net asset value, beginning of year	$23.16		$19.90	$21.52		$19.82		$14.60

Income (loss) from investment operations:
Net investment income (loss) (e)	0.28		0.29	0.29		0.24	##	0.21
Net realized and unrealized gain (loss)	1.59		3.29	(1.63)		1.69		5.30

Total from investment operations	1.87		3.58	(1.34)		1.93		5.51

Less distributions:
Dividends from net investment income	(0.34)		(0.32)	(0.28)		(0.23)		(0.29)

Net asset value, end of year	$24.69		$23.16	$19.90		$21.52		$19.82

Total return	8.09	%(jj)	17.99%	(6.19	)%(dd)	9.73%		37.77%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$170,805		$164,610	$144,862		$148,079		$115,640
Ratio of expenses to average net assets:
After waivers (f)	0.95%		0.95%	0.95%		0.95%		0.95%
After waivers and fees paid indirectly (f)	0.95%		0.95%	0.95%		0.95%		0.94%
Before waivers and fees paid indirectly (f)	0.95%		0.95%	0.95%		0.95%		0.95%
Ratio of net investment income (loss) to average net assets:
After waivers (f)	1.19%		1.39%	1.35	%(gg)	1.16	%(aa)	1.18%
After waivers and fees paid indirectly (f)	1.19%		1.39%	1.35	%(gg)	1.16	%(aa)	1.19%
Before waivers and fees paid indirectly (f)	1.19%		1.39%	1.35	%(gg)	1.16	%(aa)	1.18%
Portfolio turnover rate^	43%		34%	49%		41%		50%

	Year Ended December 31,
Class IB	2017		2016	2015		2014		2013
Net asset value, beginning of year	$23.22		$19.95	$21.57		$19.87		$14.64

Income (loss) from investment operations:
Net investment income (loss) (e)	0.28		0.29	0.29		0.24	##	0.20
Net realized and unrealized gain (loss)	1.59		3.31	(1.63)		1.69		5.32

Total from investment operations	1.87		3.60	(1.34)		1.93		5.52

Less distributions:
Dividends from net investment income	(0.34)		(0.33)	(0.28)		(0.23)		(0.29)

Net asset value, end of year	$24.75		$23.22	$19.95		$21.57		$19.87

Total return	8.07	%(kk)	18.00%	(6.17	)%(ee)	9.71%		37.74%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$1,025,850		$1,004,707	$872,607		$945,860		$868,200
Ratio of expenses to average net assets:
After waivers (f)	0.95%		0.95%	0.95%		0.95%		0.95%
After waivers and fees paid indirectly (f)	0.95%		0.95%	0.95%		0.95%		0.94%
Before waivers and fees paid indirectly (f)	0.95%		0.95%	0.95%		0.95%		0.95%
Ratio of net investment income (loss) to average net assets:
After waivers (f)	1.19%		1.38%	1.35	%(hh)	1.15	%(bb)	1.17%
After waivers and fees paid indirectly (f)	1.19%		1.38%	1.35	%(hh)	1.15	%(bb)	1.18%
Before waivers and fees paid indirectly (f)	1.19%		1.38%	1.35	%(hh)	1.15	%(bb)	1.17%
Portfolio turnover rate^	43%		34%	49%		41%		50%

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/BLACKROCK BASIC VALUE EQUITY PORTFOLIO

FINANCIAL HIGHLIGHTS (Continued)

	Year Ended December 31,
Class K	2017		2016	2015		2014		2013
Net asset value, beginning of year	$23.15		$19.90	$21.51		$19.82		$14.60

Income (loss) from investment operations:
Net investment income (loss) (e)	0.34		0.34	0.34		0.29	##	0.25
Net realized and unrealized gain (loss)	1.60		3.30	(1.62)		1.68		5.31

Total from investment operations	1.94		3.64	(1.28)		1.97		5.56

Less distributions:
Dividends from net investment income	(0.40)		(0.39)	(0.33)		(0.28)		(0.34)

Net asset value, end of year	$24.69		$23.15	$19.90		$21.51		$19.82

Total return	8.39	%(ll)	18.24%	(5.90	)%(ff)	9.95%		38.11%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$568,814		$724,922	$748,345		$834,189		$745,081
Ratio of expenses to average net assets:
After waivers (f)	0.70%		0.70%	0.70%		0.70%		0.70%
After waivers and fees paid indirectly (f)	0.70%		0.70%	0.70%		0.70%		0.69%
Before waivers and fees paid indirectly (f)	0.70%		0.70%	0.70%		0.70%		0.70%
Ratio of net investment income (loss) to average net assets:
After waivers (f)	1.44%		1.65%	1.60	%(ii)	1.41	%(cc)	1.43%
After waivers and fees paid indirectly (f)	1.44%		1.65%	1.60	%(ii)	1.41	%(cc)	1.45%
Before waivers and fees paid indirectly (f)	1.44%		1.65%	1.60	%(ii)	1.41	%(cc)	1.43%
Portfolio turnover rate^	43%		34%	49%		41%		50%
^	Portfolio turnover rate excludes derivatives, if any.
##	Includes income resulting from a special dividend. Without this dividend, the per share income amounts would be $0.21, $0.21, and $0.26 for Class IA, Class IB, and Class K, respectively.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.
(aa)	Includes income resulting from a special dividend. Without this dividend, the ratios for Class IA would be 1.01% for income after waivers and reimbursements, 1.01% for income after waivers, reimbursements and fees paid indirectly, and 1.00% for income before waivers, reimbursements.
(bb)	Includes income resulting from a special dividend. Without this dividend, the ratios for Class IB would be 1.00% for income after waivers and reimbursements, 1.00% for income after waivers, reimbursements and fees paid indirectly, and 1.00% for income before waivers, reimbursements.
(cc)	Includes income resulting from a special dividend. Without this dividend, the ratios for Class K would be 1.26% for income after waivers and reimbursements, 1.26% for income after waivers, reimbursements and fees paid indirectly, and 1.26% for income before waivers, reimbursements.
(dd)	Includes income resulting from a litigation payment. Without this income, the total return would have been (6.33)%.
(ee)	Includes income resulting from a litigation payment. Without this income, the total return would have been (6.31)%.
(ff)	Includes income resulting from a litigation payment. Without this income, the total return would have been (6.04)%.
(gg)	Includes income resulting from litigation income. Without this income, the ratios would have been 1.21% after waivers, 1.21% after waivers and fees paid indirectly and 1.21% before waivers and fees paid indirectly.
(hh)	Includes income resulting from litigation income. Without this income, the ratios would have been 1.21% after waivers, 1.21% after waivers and fees paid indirectly and 1.21% before waivers and fees paid indirectly..
(ii)	Includes income resulting from litigation income. Without this income, the ratios would have been 1.46% after waivers, 1.46% after waivers and fees paid indirectly and 1.46% before waivers and fees paid indirectly.
(jj)	Includes a litigation payment. Without this payment, the total return would have been 7.96%.
(kk)	Includes a litigation payment. Without this payment, the total return would have been 7.98%.
(ll)	Includes a litigation payment. Without this payment, the total return would have been 8.26%.

See Notes to Financial Statements.

EQ/CAPITAL GUARDIAN RESEARCH PORTFOLIO (Unaudited)

INVESTMENT MANAGER

➢	AXA Equitable Funds Management Group, LLC

INVESTMENT SUB-ADVISER

➢	Capital Guardian Trust Company

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/17
	1 Year	5 Years	10 Years/ Since Incept.
Portfolio – Class IA Shares	25.39%	15.08%	8.62%
Portfolio – Class IB Shares	25.41	15.07	8.51
Portfolio – Class K Shares*	25.74	N/A	12.18
S&P 500® Index	21.83	15.79	8.50
* Date of inception 10/31/13. Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned 25.41% for the year ended December 31, 2017. This compares to the Portfolio’s benchmark, the S&P 500® Index, which returned 21.83% over the same period.

Portfolio Highlights

What helped performance during the year:

•	Stock selection in the information technology sector contributed to relative returns.

•	Investment choice in the health care and real estate sectors helped Portfolio results.

•

Shares of Kite Pharmaceuticals, Inc. soared after Gilead Sciences Inc. announced that it would acquire the company. Kite has had positive clinical trial results for its latest leukemia drug and also has a number of cancer-fighting drugs in its pipeline.

•

In the information technology sector, ASML Holding NV shares traded higher as the semiconductor equipment maker announced better-than-expected earnings fueled by increased smart-chip demand. Broadcom Ltd. and ON Semiconductor Corp. also had sharp gains.

•

Panera Bread Co. shares soared earlier in the year after the fast-casual eatery agreed to be acquired by JAB Holding Co., the parent of Krispy Kreme and Keurig Green Mountain, in a deal valued at $7.5 billion.

What hurt performance during the year:

•	Investments in the energy sector detracted from results.

•	Stock selection in the utilities sector also detracted from returns.

•

Incyte Corp. shares fell amid regulatory setbacks and declining profits. The pharmaceutical firm has a broad drug development portfolio but has been slow to gain approval for its products. Ultragenyx Pharmaceutical, Inc. shares also fell sharply.

•	In the industrials sector, shares of data company Nielsen Holdings plc fell as the firm missed quarterly earnings expectations amid disappointing results in the U.S. and other developed markets.

•	Whirlpool Corp. shares weakened as declining international sales and currency challenges contributed to the appliance manufacturer posting lower-than-expected quarterly profits.

Portfolio Positioning and Outlook

The U.S. economic expansion continues to gain momentum through its eighth year amid a broad global recovery. Low unemployment rates and rising wages have supported consumer spending, while inflation has started to increase. Congress’ sweeping overhaul of the tax code could potentially provide an additional boost to the overall economy and individual companies in 2018. But strong equity returns over the last several years have led to valuation concerns in some areas of the market, so portfolio managers are being increasingly selective with investment decisions.

At year end, the consumer discretionary sector was a point of emphasis, including sizable investments in hotels, restaurants and leisure companies. However, consumer staples businesses was less represented in the Portfolio, particularly those in the food and beverages industries. The Portfolio also had overweight positions in real estate investment trusts and insurance companies, while remaining underexposed to the banking industry.

EQ/CAPITAL GUARDIAN RESEARCH PORTFOLIO (Unaudited)

Sector Weightings as of December 31, 2017	% of Net Assets
Information Technology	23.4%
Consumer Discretionary	17.7
Financials	13.8
Industrials	12.7
Health Care	10.5
Energy	7.5
Real Estate	5.7
Consumer Staples	4.3
Repurchase Agreements	4.2
Utilities	1.9
Materials	1.3
Cash and Other	(3.0)

100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees (in the case of Class IA and Class IB shares of the Portfolio), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2017 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/17	Ending Account Value 12/31/17	Expenses Paid During Period* 7/1/17 - 12/31/17
Class IA
Actual	$1,000.00	$1,103.00	$5.14
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.32	4.94
Class IB
Actual	1,000.00	1,102.90	5.14
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.32	4.94
Class K
Actual	1,000.00	1,104.50	3.82
Hypothetical (5% average annual return before expenses)	1,000.00	1,021.58	3.67

*  Expenses are equal to the Portfolio’s Class IA, Class IB and Class K shares annualized expense ratios of 0.97%, 0.97% and 0.72%, respectively, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

EQ ADVISORS TRUST

EQ/CAPITAL GUARDIAN RESEARCH PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2017

	Number of Shares	Value (Note 1)
COMMON STOCKS:
Consumer Discretionary (17.7%)
Hotels, Restaurants & Leisure (7.4%)
Chipotle Mexican Grill, Inc.*	11,100	$3,208,233
Hilton Worldwide Holdings, Inc.	65,200	5,206,872
Norwegian Cruise Line Holdings Ltd.*	139,000	7,401,750
Starbucks Corp.	116,080	6,666,474
Wynn Resorts Ltd.	21,400	3,607,826
Yum Brands, Inc.	48,800	3,982,568

		30,073,723

Household Durables (1.4%)
Lennar Corp., Class A	18,400	1,163,616
Whirlpool Corp.	27,212	4,589,032

		5,752,648

Internet & Direct Marketing Retail (2.1%)
Amazon.com, Inc.*	4,007	4,686,066
Priceline Group, Inc. (The)*	2,250	3,909,915

		8,595,981

Media (4.6%)
Charter Communications, Inc., Class A*	28,413	9,545,632
Comcast Corp., Class A	134,800	5,398,740
Gannett Co., Inc.	122,160	1,415,834
Viacom, Inc., Class B	76,800	2,366,208

		18,726,414

Multiline Retail (1.0%)
Dollar General Corp.	43,300	4,027,333

Textiles, Apparel & Luxury Goods (1.2%)
NIKE, Inc., Class B	76,842	4,806,467

Total Consumer Discretionary		71,982,566

Consumer Staples (4.3%)
Food Products (1.6%)
Hormel Foods Corp.	76,500	2,783,835
Kraft Heinz Co. (The)	19,800	1,539,648
Mondelez International, Inc., Class A	47,790	2,045,412

		6,368,895

Household Products (1.2%)
Procter & Gamble Co. (The)	55,274	5,078,575

Tobacco (1.5%)
Philip Morris International, Inc.	56,800	6,000,920

Total Consumer Staples		17,448,390

Energy (7.5%)
Energy Equipment & Services (1.9%)
Ensco plc, Class A	426,954	2,523,298
Halliburton Co.	59,775	2,921,205
Schlumberger Ltd.	33,775	2,276,097

		7,720,600

Oil, Gas & Consumable Fuels (5.6%)
Chevron Corp.	25,300	3,167,307
ConocoPhillips	32,400	1,778,436
Enbridge, Inc.	88,700	3,469,057
EOG Resources, Inc.	46,200	4,985,442
Kinder Morgan, Inc.	105,200	1,900,964
Noble Energy, Inc.	46,659	1,359,643
Occidental Petroleum Corp.	29,300	2,158,238
Williams Cos., Inc. (The)	136,000	4,146,640

		22,965,727

Total Energy		30,686,327

Financials (13.8%)
Banks (3.6%)
Huntington Bancshares, Inc.	386,900	5,633,264
JPMorgan Chase & Co.	48,464	5,182,740
Wells Fargo & Co.	61,108	3,707,422

		14,523,426

Capital Markets (5.8%)
Bank of New York Mellon Corp. (The)	94,900	5,111,314
CME Group, Inc.	24,274	3,545,218
Intercontinental Exchange, Inc.	60,300	4,254,768
Invesco Ltd.	49,200	1,797,768
Moody’s Corp.	21,900	3,232,659
Nasdaq, Inc.	26,600	2,043,678
State Street Corp.	37,100	3,621,331

		23,606,736

Insurance (4.4%)
Aon plc	53,558	7,176,772
Chubb Ltd.	37,231	5,440,566
Marsh & McLennan Cos., Inc.	63,768	5,190,078

		17,807,416

Total Financials		55,937,578

Health Care (10.5%)
Biotechnology (6.2%)
Agios Pharmaceuticals, Inc. (x)*	71,900	4,110,523
Incyte Corp.*	90,600	8,580,726
Juno Therapeutics, Inc.*	81,800	3,739,078
Seattle Genetics, Inc.*	122,800	6,569,800
Ultragenyx Pharmaceutical, Inc. (x)*	44,400	2,059,272

		25,059,399

Health Care Equipment & Supplies (1.0%)
Danaher Corp.	44,929	4,170,310

Health Care Providers & Services (1.0%)
Humana, Inc.	16,200	4,018,734

Health Care Technology (0.8%)
Cerner Corp.*	46,614	3,141,317

Pharmaceuticals (1.5%)
Eli Lilly & Co.	72,300	6,106,458

Total Health Care		42,496,218

Industrials (12.7%)
Aerospace & Defense (3.4%)
Boeing Co. (The)	7,800	2,300,298
Hexcel Corp.	52,738	3,261,845
TransDigm Group, Inc.	30,300	8,320,986

		13,883,129

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CAPITAL GUARDIAN RESEARCH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

	Number of Shares	Value (Note 1)
Air Freight & Logistics (1.3%)
CH Robinson Worldwide, Inc.	57,500	$5,122,675

Commercial Services & Supplies (1.5%)
Waste Connections, Inc.	86,686	6,149,505

Electrical Equipment (1.3%)
Eaton Corp. plc	67,689	5,348,108

Machinery (1.7%)
Deere & Co.	30,800	4,820,508
IDEX Corp.	15,509	2,046,723

		6,867,231

Professional Services (2.4%)
Equifax, Inc.	38,800	4,575,296
Nielsen Holdings plc	54,416	1,980,742
RELX plc (ADR) (x)	132,400	3,137,880

		9,693,918

Road & Rail (1.1%)
CSX Corp.	80,400	4,422,804

Total Industrials		51,487,370

Information Technology (23.4%)
Electronic Equipment, Instruments & Components (1.1%)
Trimble, Inc.*	110,100	4,474,464

Internet Software & Services (3.3%)
Alphabet, Inc., Class A*	68	71,631
Alphabet, Inc., Class C*	6,479	6,779,626
GoDaddy, Inc., Class A*	92,600	4,655,928
VeriSign, Inc. (x)*	16,743	1,916,069

		13,423,254

IT Services (5.2%)
Accenture plc, Class A	32,446	4,967,158
Global Payments, Inc.	44,000	4,410,560
Jack Henry & Associates, Inc.	45,381	5,307,762
Visa, Inc., Class A	57,164	6,517,839

		21,203,319

Semiconductors & Semiconductor Equipment (8.5%)
Analog Devices, Inc.	31,200	2,777,736
ASML Holding NV (NYRS) (x)	47,994	8,342,317
Broadcom Ltd.	59,388	15,256,777
ON Semiconductor Corp.*	381,302	7,984,464

		34,361,294

Software (2.6%)
Activision Blizzard, Inc.	49,000	3,102,680
Micro Focus International plc (ADR)*	63,658	2,138,272
Microsoft Corp.	61,200	5,235,048

		10,476,000

Technology Hardware, Storage & Peripherals (2.7%)
Apple, Inc.	42,228	7,146,245
HP, Inc.	67,300	1,413,973
NetApp, Inc.	43,100	2,384,292

		10,944,510

Total Information Technology		94,882,841

Materials (1.3%)
Chemicals (1.3%)
Potash Corp. of Saskatchewan, Inc. (x)	152,100	3,140,865
Praxair, Inc.	14,800	2,289,264

Total Materials		5,430,129

Real Estate (5.7%)
Equity Real Estate Investment Trusts (REITs) (5.7%)
American Tower Corp. (REIT)	72,895	10,399,930
Crown Castle International Corp. (REIT)	55,600	6,172,156
Digital Realty Trust, Inc. (REIT)	22,400	2,551,360
Iron Mountain, Inc. (REIT)	64,200	2,422,266
Outfront Media, Inc. (REIT)	63,800	1,480,160

Total Real Estate		23,025,872

Utilities (1.9%)
Electric Utilities (0.5%)
PG&E Corp.	41,700	1,869,411

Independent Power and Renewable Electricity Producers (0.8%)
AES Corp.	317,700	3,440,691

Multi-Utilities (0.6%)
Sempra Energy	22,000	2,352,240

Total Utilities		7,662,342

Total Common Stocks (98.8%) (Cost $262,866,858)		401,039,633

	Principal Amount	Value (Note 1)
SHORT-TERM INVESTMENTS:
Repurchase Agreements (4.2%)
Bank of Nova Scotia (The), 1.39%, dated 12/29/17, due 1/2/18, repurchase price $3,000,463, collateralized by various U.S. Government Treasury Securities, ranging from 0.000%-3.750%, maturing 1/11/18-2/15/47; total market value $3,062,517. (xx)	$3,000,000	3,000,000
Citigroup Global Markets Ltd., 1.40%, dated 12/29/17, due 1/2/18, repurchase price $900,140, collateralized by various Foreign Government Agency Securities, ranging from 1.625%-2.500%, maturing 3/16/21-7/29/25, U.S. Government Treasury Securities, ranging from 0.875%-7.250%, maturing from 8/15/20-2/15/47; total market value $918,000. (xx)	900,000	900,000
Citigroup Global Markets, Inc., 1.60%, dated 12/29/17, due 1/2/18, repurchase price $250,044, collateralized by various Common Stocks; total market value $275,000. (xx)	250,000	250,000

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CAPITAL GUARDIAN RESEARCH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

	Principal Amount	Value (Note 1)
Citigroup Global Markets, Inc., 1.60%, dated 12/29/17, due 1/2/18, repurchase price $3,500,622, collateralized by various Common Stocks; total market value $3,850,001. (xx)	$3,500,000	$3,500,000
Deutsche Bank AG, 1.81%, dated 12/29/17, due 1/2/18, repurchase price $1,100,221, collateralized by various Common Stocks, U.S. Government Treasury Securities, ranging from 1.875%-2.250%, maturing 4/30/22-8/15/46; total market value $1,223,443. (xx)	1,100,000	1,100,000
Deutsche Bank AG, 1.81%, dated 12/29/17, due 1/2/18, repurchase price $800,161, collateralized by various Common Stocks, U.S. Government Treasury Securities, ranging from 1.875%-2.250%, maturing 4/30/22-8/15/46; total market value $889,777. (xx)	800,000	800,000
Deutsche Bank AG, 1.81%, dated 12/29/17, due 1/2/18, repurchase price $400,080, collateralized by various Common Stocks, U.S. Government Treasury Securities, ranging from 1.875%-2.250%, maturing 4/30/22-8/15/46; total market value $444,889. (xx)	400,000	400,000
Deutsche Bank AG, 1.81%, dated 12/29/17, due 1/2/18, repurchase price $1,100,221, collateralized by various Common Stocks, U.S. Government Treasury Securities, ranging from 1.875%-2.250%, maturing 4/30/22-8/15/46; total market value $1,223,443. (xx)	1,100,000	1,100,000
Deutsche Bank AG, 1.55%, dated 12/29/17, due 1/2/18, repurchase price $1,100,189, collateralized by various Corporate Bonds, ranging from 1.750%-1.875%, maturing 9/5/19-4/14/22, Foreign Government Agency Securities, ranging from 1.875%-2.000%, maturing 3/15/19-5/2/25; total market value $1,122,001. (xx)	1,100,000	1,100,000
Macquarie Bank Ltd., 1.42%, dated 12/29/17, due 1/2/18, repurchase price $1,000,158, collateralized by various U.S. Government Treasury Securities, ranging from 0.000%-3.750%, maturing 1/4/18-11/15/47; total market value $1,020,450. (xx)	1,000,000	1,000,000
NBC Global Finance Ltd., 1.59%, dated 12/29/17, due 1/2/18, repurchase price $1,100,194, collateralized by various Common Stocks; total market value $1,223,669. (xx)	1,100,000	1,100,000
NBC Global Finance Ltd., 1.59%, dated 12/29/17, due 1/2/18, repurchase price $1,200,212, collateralized by various Common Stocks; total market value $1,334,912. (xx)	1,200,000	1,200,000
NBC Global Finance Ltd., 1.59%, dated 12/29/17, due 1/2/18, repurchase price $1,200,212, collateralized by various Common Stocks; total market value $1,334,912. (xx)	1,200,000	1,200,000
RBS Securities, Inc., 1.37%, dated 12/29/17, due 1/2/18, repurchase price $423,239, collateralized by various U.S. Government Treasury Securities, ranging from 1.750%-1.875%, maturing 2/28/22-9/30/22; total market value $431,641. (xx)	423,175	423,175

Total Repurchase Agreements		17,073,175

Total Short-Term Investments (4.2%) (Cost $17,073,175)		17,073,175

Total Investments in Securities (103.0%) (Cost $279,940,033)		418,112,808
Other Assets Less Liabilities (-3.0%)		(12,112,130)

Net Assets (100%)		$406,000,678

*	Non-income producing.
(x)	All or a portion of security is on loan at December 31, 2017.
(xx)	At December 31, 2017, the Portfolio had loaned securities with a total value of $16,659,528. This was secured by cash collateral of $17,073,175 which was subsequently invested in joint repurchase agreements with a total value of $17,073,175, as detailed in the Notes to the Financial Statements, for which the Portfolio has a proportionate interest as reported in the Portfolio of Investments as Repurchase Agreements.

Glossary:

ADR	— American Depositary Receipt
NYRS	— New York Registry Shares

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CAPITAL GUARDIAN RESEARCH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2017:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Common Stocks
Consumer Discretionary	$71,982,566	$—	$—	71,982,566
Consumer Staples	17,448,390	—	—	17,448,390
Energy	30,686,327	—	—	30,686,327
Financials	55,937,578	—	—	55,937,578
Health Care	42,496,218	—	—	42,496,218
Industrials	51,487,370	—	—	51,487,370
Information Technology	94,882,841	—	—	94,882,841
Materials	5,430,129	—	—	5,430,129
Real Estate	23,025,872	—	—	23,025,872
Utilities	7,662,342	—	—	7,662,342
Short-Term Investments
Repurchase Agreements	—	17,073,175	—	17,073,175

Total Assets	$401,039,633	$17,073,175	$—	$418,112,808

Total Liabilities	$—	$—	$—	$—

Total	$401,039,633	$17,073,175	$—	$418,112,808

There were no transfers between Levels 1, 2 or 3 during the year ended December 31, 2017.

The Portfolio held no derivatives contracts during the year ended December 31, 2017.

Investment security transactions for the year ended December 31, 2017 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$104,209,752
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$124,391.296

As of December 31, 2017, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments in securities and derivative instruments, if applicable, for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$147,189,312
Aggregate gross unrealized depreciation	(8,881,063)

Net unrealized appreciation	$138,308,249

Federal income tax cost of investments in securities and derivative instruments, if applicable	$279,804,559

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CAPITAL GUARDIAN RESEARCH PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2017

ASSETS
Investments in Securities, at value (x):
Unaffiliated Issuers (Cost $262,866,858)	$401,039,633
Repurchase Agreements (Cost $17,073,175)	17,073,175
Cash	3,274,694
Receivable for securities sold	1,600,376
Dividends, interest and other receivables	492,225
Securities lending income receivable	5,504
Receivable from Separate Accounts for Portfolio shares sold	2,709
Other assets	1,647

Total assets	423,489,963

LIABILITIES
Payable for return of collateral on securities loaned	17,073,175
Investment management fees payable	202,193
Distribution fees payable – Class IB	76,615
Administrative fees payable	33,996
Distribution fees payable – Class IA	9,497
Trustees’ fees payable	2,606
Payable to Separate Accounts for Portfolio shares redeemed	114
Accrued expenses	91,089

Total liabilities	17,489,285

NET ASSETS	$406,000,678

Net assets were comprised of:
Paid in capital	$259,513,221
Accumulated undistributed net investment income (loss)	135,500
Accumulated undistributed net realized gain (loss)	8,179,182
Net unrealized appreciation (depreciation)	138,172,775

Net assets	$406,000,678

Class IA
Net asset value, offering and redemption price per share, $42,154,966 / 1,579,191 shares outstanding (unlimited amount authorized: $0.01 par value)	$26.69

Class IB
Net asset value, offering and redemption price per share, $359,764,915 / 13,461,838 shares outstanding (unlimited amount authorized: $0.01 par value)	$26.72

Class K
Net asset value, offering and redemption price per share, $4,080,797 / 153,190 shares outstanding (unlimited amount authorized: $0.01 par value)	$26.64

(x)	Includes value of securities on loan of $16,659,528.

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2017

INVESTMENT INCOME
Dividends (net of $35,154 foreign withholding tax)	$6,022,202
Interest	34,440
Securities lending (net)	68,120

Total income	6,124,762

EXPENSES
Investment management fees	2,527,788
Distribution fees – Class IB	853,757
Administrative fees	381,743
Distribution fees – Class IA	109,093
Professional fees	59,355
Custodian fees	39,000
Printing and mailing expenses	32,974
Trustees’ fees	8,968
Miscellaneous	7,205

Gross expenses	4,019,883
Less: Waiver from investment manager	(255,370)

Net expenses	3,764,513

NET INVESTMENT INCOME (LOSS)	2,360,249

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on investments in securities	40,395,176
Net change in unrealized appreciation (depreciation) on investments in securities	44,015,437

NET REALIZED AND UNREALIZED GAIN (LOSS)	84,410,613

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$86,770,862

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CAPITAL GUARDIAN RESEARCH PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2017	2016
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$2,360,249	$2,570,339
Net realized gain (loss)	40,395,176	9,430,332
Net change in unrealized appreciation (depreciation)	44,015,437	15,708,085

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	86,770,862	27,708,756

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income
Class IA	(262,011)	(331,832)
Class IB	(2,024,492)	(2,640,664)
Class K	(32,086)	(37,952)

	(2,318,589)	(3,010,448)

Distributions from net realized capital gains
Class IA	(2,483,241)	—
Class IB	(19,671,469)	—
Class K	(222,251)	—

	(22,376,961)	—

TOTAL DIVIDENDS AND DISTRIBUTIONS	(24,695,550)	(3,010,448)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 220,735 and 110,000 shares, respectively ]	5,707,712	2,365,356
Capital shares issued in reinvestment of dividends [ 103,815 and 14,467 shares, respectively ]	2,745,252	331,832
Capital shares repurchased [ (457,809) and (291,177) shares, respectively ]	(12,086,098)	(6,279,055)

Total Class IA transactions	(3,633,134)	(3,581,867)

Class IB
Capital shares sold [ 616,668 and 485,945 shares, respectively ]	15,997,575	10,423,738
Capital shares issued in reinvestment of dividends [ 819,515 and 115,002 shares, respectively ]	21,695,961	2,640,664
Capital shares repurchased [ (1,581,723) and (1,719,329) shares, respectively ]	(41,035,646)	(36,780,112)

Total Class IB transactions	(3,342,110)	(23,715,710)

Class K
Capital shares sold [ 43,213 and 56,799 shares, respectively ]	1,118,542	1,193,600
Capital shares issued in reinvestment of dividends [ 9,639 and 1,658 shares, respectively ]	254,337	37,952
Capital shares repurchased [ (51,177) and (44,868) shares, respectively ]	(1,311,300)	(959,898)

Total Class K transactions	61,579	271,654

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	(6,913,665)	(27,025,923)

TOTAL INCREASE (DECREASE) IN NET ASSETS	55,161,647	(2,327,615)
NET ASSETS:
Beginning of year	350,839,031	353,166,646

End of year (a)	$406,000,678	$350,839,031

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$135,500	$184,604

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CAPITAL GUARDIAN RESEARCH PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class IA	2017		2016		2015		2014		2013
Net asset value, beginning of year	$22.66		$21.07		$20.81		$18.96		$14.58

Income (loss) from investment operations:
Net investment income (loss) (e)	0.16	####	0.16	###	0.10		0.12	##	0.09
Net realized and unrealized gain (loss)	5.58		1.62		0.29		1.87		4.54

Total from investment operations	5.74		1.78		0.39		1.99		4.63

Less distributions:
Dividends from net investment income	(0.16)		(0.19)		(0.13)		(0.14)		(0.25)
Distributions from net realized gains	(1.55)		—		—		—		—

Total dividends and distributions	(1.71)		(0.19)		(0.13)		(0.14)		(0.25)

Net asset value, end of year	$26.69		$22.66		$21.07		$20.81		$18.96

Total return	25.39	%(jj)	8.46%		1.87	%(dd)	10.51%		31.82%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$42,155		$38,797		$39,601		$40,961		$38,398
Ratio of expenses to average net assets:
After waivers (f)	0.97%		0.97%		0.97%		0.97%		0.97%
After waivers and fees paid indirectly (f)	0.97%		0.97%		0.97%		0.97%		0.97%
Before waivers and fees paid indirectly (f)	1.04%		1.04%		1.04%		1.04%		1.03%
Ratio of net investment income (loss) to average net assets:
After waivers (f)	0.61	%(mm)	0.74	%(gg)	0.47%		0.64	%(aa)	0.54%
After waivers and fees paid indirectly (f)	0.61	%(mm)	0.74	%(gg)	0.47%		0.64	%(aa)	0.54%
Before waivers and fees paid indirectly (f)	0.54	%(mm)	0.67	%(gg)	0.40%		0.57	%(aa)	0.47%
Portfolio turnover rate^	28%		20%		31%		27%		31%

	Year Ended December 31,
Class IB	2017		2016		2015		2014		2013
Net asset value, beginning of year	$22.68		$21.10		$20.83		$18.98		$14.60

Income (loss) from investment operations:
Net investment income (loss) (e)	0.16	####	0.16	###	0.10		0.12	##	0.09
Net realized and unrealized gain (loss)	5.59		1.62		0.30		1.87		4.54

Total from investment operations	5.75		1.78		0.40		1.99		4.63

Less distributions:
Dividends from net investment income	(0.16)		(0.20)		(0.13)		(0.14)		(0.25)
Distributions from net realized gains	(1.55)		—		—		—		—

Total dividends and distributions	(1.71)		(0.20)		(0.13)		(0.14)		(0.25)

Net asset value, end of year	$26.72		$22.68		$21.10		$20.83		$18.98

Total return	25.41	%(kk)	8.40%		1.92	%(ee)	10.50%		31.78%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$359,765		$308,617		$310,665		$320,005		$321,605
Ratio of expenses to average net assets:
After waivers (f)	0.97%		0.97%		0.97%		0.97%		0.97%
After waivers and fees paid indirectly (f)	0.97%		0.97%		0.97%		0.97%		0.97%
Before waivers and fees paid indirectly (f)	1.04%		1.04%		1.04%		1.04%		1.03%
Ratio of net investment income (loss) to average net assets:
After waivers (f)	0.60	%(nn)	0.74	%(hh)	0.47%		0.64	%(bb)	0.56%
After waivers and fees paid indirectly (f)	0.60	%(nn)	0.74	%(hh)	0.47%		0.64	%(bb)	0.56%
Before waivers and fees paid indirectly (f)	0.54	%(nn)	0.68	%(hh)	0.40%		0.57	%(bb)	0.50%
Portfolio turnover rate^	28%		20%		31%		27%		31%

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CAPITAL GUARDIAN RESEARCH PORTFOLIO

FINANCIAL HIGHLIGHTS (Continued)

	Year Ended December 31,								October 30, 2013* to December 31, 2013
Class K	2017		2016		2015		2014
Net asset value, beginning of period	$22.61		$21.03		$20.76		$18.92		$18.42

Income (loss) from investment operations:
Net investment income (loss) (e)	0.22	####	0.22	###	0.15		0.18	##	0.02
Net realized and unrealized gain (loss)	5.58		1.61		0.30		1.86		0.78

Total from investment operations	5.80		1.83		0.45		2.04		0.80

Less distributions:
Dividends from net investment income	(0.22)		(0.25)		(0.18)		(0.20)		(0.30)
Distributions from net realized gains	(1.55)		—		—		—		—

Total dividends and distributions	(1.77)		(0.25)		(0.18)		(0.20)		(0.30)

Net asset value, end of period	$26.64		$22.61		$21.03		$20.76		$18.92

Total return (b)	25.74	%(ll)	8.70%		2.19	%(ff)	10.76%		4.38%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$4,081		$3,425		$2,901		$3,272		$1,470
Ratio of expenses to average net assets:
After waivers (a)(f)	0.72%		0.72%		0.72%		0.72%		0.72%
After waivers and fees paid indirectly (a)(f)	0.72%		0.72%		0.72%		0.72%		0.72%
Before waivers and fees paid indirectly (a)(f)	0.79%		0.79%		0.79%		0.79%		0.78%
Ratio of net investment income (loss) to average net assets:
After waivers (a)(f)	0.85	%(oo)	1.01	%(ii)	0.71%		0.92	%(cc)	0.76%
After waivers and fees paid indirectly (a)(f)	0.85	%(oo)	1.01	%(ii)	0.71%		0.92	%(cc)	0.76%
Before waivers and fees paid indirectly (a)(f)	0.79	%(oo)	0.94	%(ii)	0.64%		0.85	%(cc)	0.69%
Portfolio turnover rate^	28%		20%		31%		27%		31%
*	Commencement of Operations.
##	Includes income resulting from a special dividend. Without this dividend, the per share income amounts would be $0.10, $0.10 and $0.16 for Class IA, Class IB, and Class K, respectively.
###	Includes income resulting from special dividend. Without this dividend the per share income amounts would be $0.12, $0.12 and $0.17 for Class IA, Class IB and Class K, respectively.
####	Includes income resulting from special dividend. Without this dividend the per share income amounts would be $0.11, $0.11, and $0.17 for Class IA, Class IB and Class K, respectively.
^	Portfolio turnover rate excludes derivatives, if any.
(a)	Ratios for periods less than one year are annualized. Certain non-recurring expenses incurred by the Portfolio are not annualized for periods less than one year.
(b)	Total returns for periods less than one year are not annualized.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.
(aa)	Includes income resulting from a special dividend. Without this dividend, the ratios for Class IA would be 0.53% for income after waivers and reimbursements, 0.53% for income after waivers, reimbursements and fees paid indirectly, and 0.46% for income before waivers, reimbursements.
(bb)	Includes income resulting from a special dividend. Without this dividend, the ratios for Class IB would be 0.53% for income after waivers and reimbursements, 0.53% for income after waivers, reimbursements and fees paid indirectly, and 0.46% for income before waivers, reimbursements.
(cc)	Includes income resulting from a special dividend. Without this dividend, the ratios for Class K would be 0.81% for income after waivers and reimbursements, 0.81% for income after waivers, reimbursements and fees paid indirectly, and 0.74% for income before waivers, reimbursements.
(dd)	Includes income resulting from a litigation payment. Without this income, the total return would have been 1.73%.
(ee)	Includes income resulting from a litigation payment. Without this income, the total return would have been 1.78%.
(ff)	Includes income resulting from a litigation payment. Without this income, the total return would have been 2.04%.
(gg)	Includes income resulting from a special dividend. Without this dividend, the ratios for Class IA would be 0.55% for income after waivers, 0.55% for income after waivers and fees paid indirectly and 0.48% before waivers and fees paid indirectly.
(hh)	Includes income resulting from a special dividend. Without this dividend, the ratios for Class IB would be 0.55% for income after waivers, 0.55% for income after waivers and fees paid indirectly and 0.48% before waivers and fees paid indirectly.
(ii)	Includes income resulting from a special dividend. Without this dividend, the ratios for Class K would be 0.81% for income after waivers, 0.81% for income after waivers and fees paid indirectly and 0.74% before waivers and fees paid indirectly.
(jj)	Includes a litigation payment. Without this payment, the total return would have been 25.25%.
(kk)	Includes a litigation payment. Without this payment, the total return would have been 25.27%.
(ll)	Includes a litigation payment. Without this payment, the total return would have been 25.55%.
(mm)	Includes income resulting from a special dividend. Without this dividend, the ratios for Class IA would be 0.43% for income after waivers, 0.43% for income after waivers and fees paid indirectly and 0.36% before waivers and fees paid indirectly.
(nn)	Includes income resulting from a special dividend. Without this dividend, the ratios for Class IB would be 0.42% for income after waivers, 0.42% for income after waivers and fees paid indirectly and 0.36% before waivers and fees paid indirectly.
(oo)	Includes income resulting from a special dividend. Without this dividend, the ratios for Class K would be 0.67% for income after waivers, 0.67% for income after waivers and fees paid indirectly and 0.61% before waivers and fees paid indirectly.

See Notes to Financial Statements.

EQ/COMMON STOCK INDEX PORTFOLIO (Unaudited)

INVESTMENT MANAGER

➢	AXA Equitable Funds Management Group, LLC

INVESTMENT SUB-ADVISER

➢	AllianceBernstein L.P.

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/17
	1 Year	5 Years	10 Years
Portfolio – Class IA Shares	20.49%	14.83%	6.95%
Portfolio – Class IB Shares	20.50	14.82	6.84
Russell 3000® Index	21.13	15.58	8.60
Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned 20.50% for the year ended December 31, 2017. This compares to the Portfolio’s benchmark, the Russell 3000® Index, which returned 21.13% over the same period.

Portfolio Highlights

What helped performance during the year:

•	The sectors that contributed most to performance for the year ending December 31, 2017 were information technology, financials, health care, consumer discretionary and industrials.

•	The top five stocks that provided the most positive impact to performance for the year ending December 31, 2017 were Apple, Inc., Microsoft Corp., Amazon.com Inc., Facebook Inc. and Boeing Co.

What hurt performance during the year:

•	The most negative sector contributors to performance for year ending December 31, 2017 were energy, telecommunication services, real estate, utilities and materials.

•	The five stocks that had the least impact to performance for the year ending December 31, 2017 were General Electric Co., Schlumberger Ltd., Allergan plc, Exxon Mobil Corp. and AT&T Inc.

Sector Weightings as of December 31, 2017	% of Net Assets
Information Technology	22.7%
Financials	15.1
Health Care	13.1
Consumer Discretionary	12.4
Industrials	10.8
Consumer Staples	7.3
Energy	5.7
Real Estate	3.8
Materials	3.4
Utilities	2.9
Telecommunication Services	1.9
Repurchase Agreements	1.8
Cash and Other	(0.9)

100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees (in the case of Class IA and Class IB shares of the Portfolio), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2017 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

EQ/COMMON STOCK INDEX PORTFOLIO (Unaudited)

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/17	Ending Account Value 12/31/17	Expenses Paid During Period* 7/1/17 - 12/31/17
Class IA
Actual	$1,000.00	$1,108.32	$3.67
Hypothetical (5% average annual return before expenses)	1,000.00	1,021.72	3.52
Class IB
Actual	1,000.00	1,108.63	3.67
Hypothetical (5% average annual return before expenses)	1,000.00	1,021.72	3.52

*  Expenses are equal to the Portfolio’s Class IA and Class IB shares annualized expense ratios of 0.69% and 0.69%, respectively, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

EQ ADVISORS TRUST

EQ/COMMON STOCK INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2017

	Number of Shares	Value (Note 1)
COMMON STOCKS:
Consumer Discretionary (12.4%)
Auto Components (0.4%)
Adient plc	21,753	$1,711,961
Aptiv plc	59,000	5,004,970
BorgWarner, Inc.	46,560	2,378,750
Cooper Tire & Rubber Co.	3,800	134,330
Dana, Inc.	31,900	1,021,119
Delphi Technologies plc*	19,666	1,031,875
Dorman Products, Inc.*	4,300	262,902
Gentex Corp.	75,600	1,583,820
Gentherm, Inc.*	6,300	200,025
Goodyear Tire & Rubber Co. (The)	56,500	1,825,515
LCI Industries	5,500	715,000
Lear Corp.	17,200	3,038,552
Tenneco, Inc.	14,900	872,246
Visteon Corp.*	7,700	963,578

		20,744,643

Automobiles (0.6%)
Ford Motor Co.	850,836	10,626,942
General Motors Co.	289,000	11,846,110
Harley-Davidson, Inc. (x)	45,350	2,307,408
Tesla, Inc. (x)*	28,800	8,966,880
Thor Industries, Inc.	10,700	1,612,704

		35,360,044

Distributors (0.1%)
Core-Mark Holding Co., Inc.	7,100	224,218
Genuine Parts Co.	35,800	3,401,358
LKQ Corp.*	73,700	2,997,379
Pool Corp.	10,400	1,348,360

		7,971,315

Diversified Consumer Services (0.1%)
Adtalem Global Education, Inc.*	13,800	580,290
Bright Horizons Family Solutions, Inc.*	9,500	893,000
Graham Holdings Co., Class B	1,000	558,350
Grand Canyon Education, Inc.*	12,900	1,154,937
H&R Block, Inc.	55,850	1,464,387
Houghton Mifflin Harcourt Co.*	19,200	178,560
Laureate Education, Inc., Class A*	4,000	54,240
Service Corp. International	42,000	1,567,440
ServiceMaster Global Holdings, Inc.*	31,800	1,630,386
Sotheby’s*	4,200	216,720

		8,298,310

Hotels, Restaurants & Leisure (2.1%)
Aramark	56,900	2,431,906
Bloomin’ Brands, Inc.	600	12,804
Boyd Gaming Corp.	11,900	417,095
Brinker International, Inc. (x)	1,390	53,988
Buffalo Wild Wings, Inc.*	6,100	953,735
Caesars Entertainment Corp.*	5,200	65,780
Carnival Corp.	94,160	6,249,399
Chipotle Mexican Grill, Inc. (x)*	6,600	1,907,598
Choice Hotels International, Inc.	7,400	574,240
Churchill Downs, Inc.	3,200	744,640
Cracker Barrel Old Country Store, Inc. (x)	5,800	921,562
Darden Restaurants, Inc.	26,850	2,578,137
Dave & Buster’s Entertainment, Inc.*	8,800	485,496
Domino’s Pizza, Inc.	10,600	2,002,976
Dunkin’ Brands Group, Inc.	21,300	1,373,211
Extended Stay America, Inc.	36,500	693,500
Hilton Grand Vacations, Inc.*	13,040	547,028
Hilton Worldwide Holdings, Inc.	47,833	3,819,943
Hyatt Hotels Corp., Class A*	9,300	683,922
ILG, Inc.	19,220	547,386
International Game Technology plc	25,400	673,354
Jack in the Box, Inc.	9,900	971,289
La Quinta Holdings, Inc.*	11,400	210,444
Las Vegas Sands Corp.	81,100	5,635,639
Marriott International, Inc., Class A	69,705	9,461,060
Marriott Vacations Worldwide Corp.	5,000	676,050
McDonald’s Corp.	177,721	30,589,338
MGM Resorts International	111,400	3,719,646
Norwegian Cruise Line Holdings Ltd.*	37,300	1,986,225
Penn National Gaming, Inc.*	18,200	570,206
Planet Fitness, Inc., Class A*	18,400	637,192
Red Rock Resorts, Inc., Class A	7,300	246,302
Royal Caribbean Cruises Ltd.	37,450	4,467,036
Scientific Games Corp., Class A*	10,100	518,130
Shake Shack, Inc., Class A (x)*	6,900	298,080
Six Flags Entertainment Corp. (x)	16,884	1,123,968
Sonic Corp.	9,800	269,304
Starbucks Corp.	309,900	17,797,557
Texas Roadhouse, Inc.	18,200	958,776
Vail Resorts, Inc.	10,200	2,167,194
Wendy’s Co. (The)	47,800	784,876
Wyndham Worldwide Corp.	25,870	2,997,557
Wynn Resorts Ltd.	17,900	3,017,761
Yum Brands, Inc.	80,240	6,548,386
Yum China Holdings, Inc.	77,640	3,107,153

		126,496,869

Household Durables (0.5%)
CalAtlantic Group, Inc.	20,779	1,171,728
DR Horton, Inc.	75,200	3,840,464
Garmin Ltd.	26,100	1,554,777
GoPro, Inc., Class A (x)*	1,600	12,112
Helen of Troy Ltd.*	6,000	578,100
KB Home (x)	18,100	578,295
Leggett & Platt, Inc.	33,200	1,584,636
Lennar Corp., Class A	40,600	2,567,544
Lennar Corp., Class B	812	41,964
Meritage Homes Corp.*	2,300	117,760
Mohawk Industries, Inc.*	14,800	4,083,320
Newell Brands, Inc.	109,190	3,373,971
NVR, Inc.*	800	2,806,576
PulteGroup, Inc.	60,800	2,021,600

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/COMMON STOCK INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

	Number of Shares	Value (Note 1)
Taylor Morrison Home Corp., Class A*	3,100	$75,857
Tempur Sealy International, Inc. (x)*	10,100	633,169
Toll Brothers, Inc.	32,900	1,579,858
TopBuild Corp.*	7,211	546,161
TRI Pointe Group, Inc.*	34,400	616,448
Tupperware Brands Corp.	15,000	940,500
Whirlpool Corp.	17,420	2,937,709

		31,662,549

Internet & Direct Marketing Retail (2.5%)
Amazon.com, Inc.*	85,780	100,317,136
Expedia, Inc.	28,743	3,442,549
HSN, Inc.	2,600	104,910
Liberty Expedia Holdings, Inc., Class A*	14,457	640,879
Liberty Interactive Corp. QVC Group, Class A*	104,230	2,545,297
Liberty TripAdvisor Holdings, Inc., Class A*	17,402	164,014
Liberty Ventures*	21,686	1,176,249
Netflix, Inc.*	89,600	17,199,616
Priceline Group, Inc. (The)*	10,780	18,732,837
Shutterfly, Inc.*	5,500	273,625
TripAdvisor, Inc. (x)*	26,605	916,808
Wayfair, Inc., Class A (x)*	7,000	561,890

		146,075,810

Leisure Products (0.1%)
Brunswick Corp.	22,600	1,247,972
Hasbro, Inc.	27,100	2,463,119
Mattel, Inc. (x)	79,800	1,227,324
Polaris Industries, Inc. (x)	16,100	1,996,239

		6,934,654

Media (2.7%)
AMC Entertainment Holdings, Inc., Class A (x)	19,400	292,940
AMC Networks, Inc., Class A*	14,712	795,625
Cable One, Inc.	900	633,015
CBS Corp. (Non-Voting), Class B	78,820	4,650,380
Charter Communications, Inc., Class A*	41,675	14,001,133
Cinemark Holdings, Inc. (x)	31,500	1,096,830
Clear Channel Outdoor Holdings, Inc., Class A	58,300	268,180
Comcast Corp., Class A	1,012,448	40,548,542
Discovery Communications, Inc., Class A (x)*	37,900	848,202
Discovery Communications, Inc., Class C*	59,800	1,265,966
DISH Network Corp., Class A*	55,660	2,657,765
Gannett Co., Inc.	20,150	233,538
IMAX Corp.*	8,400	194,460
Interpublic Group of Cos., Inc. (The)	98,800	1,991,808
John Wiley & Sons, Inc., Class A	9,500	624,625
Liberty Broadband Corp., Class A*	4,200	357,210
Liberty Broadband Corp., Class C*	24,248	2,064,960
Liberty Media Corp.-Liberty Formula One, Class A (x)*	8,974	293,629
Liberty Media Corp.-Liberty Formula One, Class C (x)*	40,748	1,391,952
Liberty Media Corp.-Liberty SiriusXM, Class A*	24,697	979,483
Liberty Media Corp.-Liberty SiriusXM, Class C*	39,194	1,554,434
Lions Gate Entertainment Corp., Class A*	5,100	172,431
Lions Gate Entertainment Corp., Class B*	25,915	822,542
Live Nation Entertainment, Inc.*	33,200	1,413,324
Madison Square Garden Co. (The), Class A*	5,929	1,250,130
Meredith Corp. (x)	9,100	601,055
MSG Networks, Inc., Class A*	10,887	220,462
New York Times Co. (The), Class A	19,800	366,300
News Corp., Class A	93,361	1,513,382
News Corp., Class B	11,500	190,900
Nexstar Media Group, Inc., Class A	9,772	764,170
Omnicom Group, Inc.	54,900	3,998,367
Regal Entertainment Group, Class A	24,900	572,949
Scripps Networks Interactive, Inc., Class A	19,000	1,622,220
Sinclair Broadcast Group, Inc., Class A (x)	16,300	616,955
Sirius XM Holdings, Inc. (x)	325,900	1,746,824
TEGNA, Inc.	56,100	789,888
Time Warner, Inc.	171,726	15,707,777
Time, Inc.	4,800	88,560
Tribune Media Co., Class A	19,600	832,412
Twenty-First Century Fox, Inc., Class A	230,726	7,966,969
Twenty-First Century Fox, Inc., Class B	97,000	3,309,640
Viacom, Inc., Class B	84,360	2,599,132
Walt Disney Co. (The)	336,468	36,173,675

		160,084,741

Multiline Retail (0.4%)
Big Lots, Inc.	15,500	870,325
Dillard’s, Inc., Class A (x)	5,000	300,250
Dollar General Corp.	60,900	5,664,309
Dollar Tree, Inc.*	50,123	5,378,699
Kohl’s Corp.	44,910	2,435,470
Macy’s, Inc.	74,400	1,874,136
Nordstrom, Inc.	33,690	1,596,232
Ollie’s Bargain Outlet Holdings, Inc.*	7,400	394,050
Target Corp.	124,160	8,101,440

		26,614,911

Specialty Retail (2.2%)
Aaron’s, Inc.	14,600	581,810
Advance Auto Parts, Inc.	17,850	1,779,466

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/COMMON STOCK INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

	Number of Shares	Value (Note 1)
American Eagle Outfitters, Inc.	35,200	$661,760
Ascena Retail Group, Inc. (x)*	40,768	95,805
AutoNation, Inc. (x)*	18,900	970,137
AutoZone, Inc.*	6,090	4,332,243
Bed Bath & Beyond, Inc.	36,650	805,933
Best Buy Co., Inc.	62,010	4,245,825
Burlington Stores, Inc.*	18,400	2,263,752
Camping World Holdings, Inc., Class A	2,100	93,933
CarMax, Inc.*	44,050	2,824,926
Carvana Co. (x)*	13,800	263,856
Children’s Place, Inc. (The)	3,700	537,795
Dick’s Sporting Goods, Inc.	22,400	643,776
Five Below, Inc.*	14,100	935,112
Floor & Decor Holdings, Inc., Class A*	2,700	131,436
Foot Locker, Inc.	33,700	1,579,856
GameStop Corp., Class A (x)	6,900	123,855
Gap, Inc. (The)	51,790	1,763,967
Genesco, Inc.*	4,600	149,500
Group 1 Automotive, Inc.	1,300	92,261
Home Depot, Inc. (The)	259,560	49,194,407
L Brands, Inc.	58,690	3,534,312
Lithia Motors, Inc., Class A (x)	5,700	647,463
Lowe’s Cos., Inc.	183,840	17,086,090
Michaels Cos., Inc. (The)*	24,800	599,912
Monro, Inc. (x)	5,300	301,835
Murphy USA, Inc.*	8,655	695,516
Office Depot, Inc.	84,729	299,941
O’Reilly Automotive, Inc.*	19,750	4,750,665
Penske Automotive Group, Inc.	5,100	244,035
Ross Stores, Inc.	84,220	6,758,655
Sally Beauty Holdings, Inc.*	28,200	529,032
Signet Jewelers Ltd. (x)	15,880	898,014
Tiffany & Co.	25,500	2,650,725
TJX Cos., Inc. (The)	141,600	10,826,736
Tractor Supply Co.	34,300	2,563,925
Ulta Beauty, Inc.*	13,700	3,064,142
Urban Outfitters, Inc.*	20,450	716,977
Williams-Sonoma, Inc. (x)	26,900	1,390,730

		131,630,116

Textiles, Apparel & Luxury Goods (0.7%)
Carter’s, Inc.	10,480	1,231,295
Columbia Sportswear Co.	3,000	215,640
Deckers Outdoor Corp.*	7,200	577,800
Fossil Group, Inc. (x)*	9,900	76,923
Hanesbrands, Inc. (x)	80,200	1,676,982
Lululemon Athletica, Inc.*	27,100	2,129,789
Michael Kors Holdings Ltd.*	31,300	1,970,335
NIKE, Inc., Class B	284,020	17,765,451
PVH Corp.	17,081	2,343,684
Ralph Lauren Corp. (x)	15,370	1,593,715
Skechers U.S.A., Inc., Class A*	30,600	1,157,904
Steven Madden Ltd.*	9,202	429,733
Tapestry, Inc.	65,220	2,884,681
Under Armour, Inc., Class A (x)*	44,900	647,907
Under Armour, Inc., Class C (x)*	45,218	602,304
VF Corp.	73,300	5,424,200
Wolverine World Wide, Inc.	27,700	883,076

		41,611,419

Total Consumer Discretionary		743,485,381

Consumer Staples (7.3%)
Beverages (1.7%)
Brown-Forman Corp., Class A	13,400	901,016
Brown-Forman Corp., Class B	38,500	2,643,795
Coca-Cola Co. (The)	829,640	38,063,883
Constellation Brands, Inc., Class A	35,800	8,182,806
Dr Pepper Snapple Group, Inc.	41,510	4,028,961
Molson Coors Brewing Co., Class B	40,350	3,311,524
Monster Beverage Corp.*	89,600	5,670,784
PepsiCo, Inc.	307,090	36,826,233

		99,629,002

Food & Staples Retailing (1.6%)
Casey’s General Stores, Inc. (x)	9,800	1,097,012
Costco Wholesale Corp.	95,350	17,746,542
CVS Health Corp.	218,810	15,863,725
Kroger Co. (The)	201,320	5,526,234
Performance Food Group Co.*	18,500	612,350
Sprouts Farmers Market, Inc.*	37,300	908,255
Sysco Corp.	108,950	6,616,533
United Natural Foods, Inc.*	10,800	532,116
US Foods Holding Corp.*	43,800	1,398,534
Walgreens Boots Alliance, Inc.	200,680	14,573,382
Wal-Mart Stores, Inc.	317,220	31,325,475

		96,200,158

Food Products (1.3%)
Archer-Daniels-Midland Co.	126,760	5,080,541
B&G Foods, Inc. (x)	14,200	499,130
Blue Buffalo Pet Products, Inc. (x)*	20,500	672,195
Bunge Ltd.	34,980	2,346,458
Campbell Soup Co.	41,300	1,986,943
Conagra Brands, Inc.	89,650	3,377,115
Darling Ingredients, Inc.*	28,800	522,144
Flowers Foods, Inc.	47,400	915,294
General Mills, Inc.	127,500	7,559,475
Hain Celestial Group, Inc. (The)*	25,800	1,093,662
Hershey Co. (The)	31,150	3,535,837
Hormel Foods Corp.	64,600	2,350,794
Ingredion, Inc.	17,300	2,418,540
J&J Snack Foods Corp.	3,200	485,856
JM Smucker Co. (The)	25,927	3,221,170
Kellogg Co. (x)	53,100	3,609,738
Kraft Heinz Co. (The)	130,236	10,127,151
Lamb Weston Holdings, Inc.	34,350	1,939,058
Lancaster Colony Corp.	4,500	581,445
McCormick & Co., Inc. (Non-Voting)	25,650	2,613,992
Mondelez International, Inc., Class A	313,810	13,431,068
Pinnacle Foods, Inc.	28,400	1,688,948
Post Holdings, Inc.*	14,800	1,172,604

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/COMMON STOCK INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

	Number of Shares	Value (Note 1)
Sanderson Farms, Inc. (x)	4,400	$610,632
Snyder’s-Lance, Inc.	18,800	941,504
TreeHouse Foods, Inc.*	13,300	657,818
Tyson Foods, Inc., Class A	61,600	4,993,912

		78,433,024

Household Products (1.4%)
Church & Dwight Co., Inc.	60,200	3,020,234
Clorox Co. (The)	30,150	4,484,511
Colgate-Palmolive Co.	184,220	13,899,399
Energizer Holdings, Inc.	16,450	789,271
Kimberly-Clark Corp.	77,800	9,387,348
Procter & Gamble Co. (The)	553,045	50,813,774
Spectrum Brands Holdings, Inc. (x)	6,200	696,880

		83,091,417

Personal Products (0.2%)
Coty, Inc., Class A	107,071	2,129,642
Edgewell Personal Care Co.*	16,450	976,966
Estee Lauder Cos., Inc. (The), Class A	47,100	5,993,004
Herbalife Ltd. (x)*	17,200	1,164,784
Nu Skin Enterprises, Inc., Class A	15,500	1,057,565

		11,321,961

Tobacco (1.1%)
Altria Group, Inc.	420,790	30,048,614
Philip Morris International, Inc.	333,630	35,248,010
Vector Group Ltd. (x)	21,135	473,001

		65,769,625

Total Consumer Staples		434,445,187

Energy (5.7%)
Energy Equipment & Services (0.8%)
Archrock, Inc.	16,900	177,450
Baker Hughes a GE Co.	94,084	2,976,818
C&J Energy Services, Inc.*	12,400	415,028
Diamond Offshore Drilling, Inc. (x)*	29,000	539,110
Dril-Quip, Inc. (x)*	9,600	457,920
Ensco plc, Class A (x)	82,600	488,166
Exterran Corp.*	10,350	325,404
Fairmount Santrol Holdings, Inc. (x)*	67,900	355,117
Forum Energy Technologies, Inc.*	14,100	219,255
Frank’s International NV (x)	30,100	200,165
Halliburton Co.	194,130	9,487,133
Helmerich & Payne, Inc. (x)	22,200	1,435,008
Keane Group, Inc.*	1,900	36,119
McDermott International, Inc.*	33,000	217,140
Nabors Industries Ltd.	60,500	413,215
National Oilwell Varco, Inc.	85,380	3,075,388
Noble Corp. plc*	115,300	521,156
Oceaneering International, Inc.	24,600	520,044
Oil States International, Inc.*	14,600	413,180
Patterson-UTI Energy, Inc.	45,900	1,056,159
ProPetro Holding Corp. (x)*	9,300	187,488
RPC, Inc. (x)	8,100	206,793
Schlumberger Ltd.	303,855	20,476,788
SEACOR Marine Holdings, Inc.*	8	94
Superior Energy Services, Inc.*	48,500	467,055
Transocean Ltd. (x)*	81,000	865,080
Unit Corp.*	7,000	154,000
US Silica Holdings, Inc. (x)	14,900	485,144
Weatherford International plc (x)*	188,500	786,045

		46,957,462

Oil, Gas & Consumable Fuels (4.9%)
Anadarko Petroleum Corp.	129,880	6,966,763
Andeavor	33,501	3,830,504
Antero Resources Corp.*	51,000	969,000
Apache Corp.	91,780	3,874,952
Arch Coal, Inc., Class A	4,600	428,536
Cabot Oil & Gas Corp.	108,700	3,108,820
California Resources Corp. (x)*	9,724	189,034
Callon Petroleum Co. (x)*	29,100	353,565
Centennial Resource Development, Inc., Class A (x)*	29,400	582,120
Cheniere Energy, Inc.*	46,900	2,525,096
Chesapeake Energy Corp. (x)*	199,910	791,644
Chevron Corp.	408,300	51,115,077
Cimarex Energy Co.	20,260	2,471,923
CNX Resources Corp.*	54,000	790,020
Concho Resources, Inc.*	32,700	4,912,194
ConocoPhillips	265,176	14,555,511
CONSOL Energy, Inc.*	6,750	266,692
Continental Resources, Inc.*	20,200	1,069,994
CVR Energy, Inc. (x)	5,600	208,544
Delek US Energy, Inc.	12,524	437,589
Devon Energy Corp.	122,830	5,085,162
Diamondback Energy, Inc.*	21,700	2,739,625
Energen Corp.*	20,400	1,174,428
EOG Resources, Inc.	125,900	13,585,869
EP Energy Corp., Class A (x)*	36,900	87,084
EQT Corp.	54,127	3,080,909
Extraction Oil & Gas, Inc. (x)*	19,387	277,428
Exxon Mobil Corp.#	915,865	76,602,949
Frontline Ltd. (x)	1,500	6,885
Golar LNG Ltd.	21,900	652,839
Green Plains, Inc.	8,500	143,225
Gulfport Energy Corp.*	29,500	376,420
Hess Corp.	66,220	3,143,463
HollyFrontier Corp.	37,332	1,912,145
Kinder Morgan, Inc.	429,871	7,767,769
Kosmos Energy Ltd.*	41,000	280,850
Laredo Petroleum, Inc.*	30,700	325,727
Marathon Oil Corp.	198,290	3,357,050
Marathon Petroleum Corp.	113,390	7,481,472
Matador Resources Co.*	18,100	563,453
Murphy Oil Corp. (x)	37,020	1,149,471
Newfield Exploration Co.*	46,550	1,467,721
Noble Energy, Inc.	110,554	3,221,544
Oasis Petroleum, Inc. (x)*	42,800	359,948
Occidental Petroleum Corp.	166,860	12,290,908
ONEOK, Inc.	83,513	4,463,770
Parsley Energy, Inc., Class A*	49,800	1,466,112
PBF Energy, Inc., Class A (x)	22,900	811,805
PDC Energy, Inc.*	9,900	510,246

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/COMMON STOCK INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

	Number of Shares	Value (Note 1)
Phillips 66	96,488	$9,759,761
Pioneer Natural Resources Co.	37,250	6,438,662
QEP Resources, Inc.*	53,400	511,038
Range Resources Corp.	49,600	846,176
RSP Permian, Inc.*	22,500	915,300
Scorpio Tankers, Inc.	67,700	206,485
SemGroup Corp., Class A	4,400	132,880
Ship Finance International Ltd. (x)	24,000	372,000
SM Energy Co.	15,700	346,656
Southwestern Energy Co.*	114,550	639,189
SRC Energy, Inc.*	26,300	224,339
Targa Resources Corp.	46,300	2,241,846
Teekay Corp.	2,200	20,504
Tellurian, Inc.*	5,800	56,492
Ultra Petroleum Corp.*	24,400	221,064
Valero Energy Corp.	98,930	9,092,656
Whiting Petroleum Corp.*	11,550	305,844
WildHorse Resource Development Corp. (x)*	1,300	23,933
Williams Cos., Inc. (The)	183,000	5,579,670
World Fuel Services Corp.	13,100	368,634
WPX Energy, Inc.*	86,833	1,221,740

		293,358,724

Total Energy		340,316,186

Financials (15.1%)
Banks (6.6%)
1st Source Corp.	700	34,615
Ameris Bancorp	1,700	81,940
Associated Banc-Corp.	40,500	1,028,700
Banc of California, Inc.	8,700	179,655
BancFirst Corp.	600	30,690
BancorpSouth Bank	31,550	992,247
Bank of America Corp.	2,129,392	62,859,652
Bank of Hawaii Corp.	12,700	1,088,390
Bank of NT Butterfield & Son Ltd. (The)	8,600	312,094
Bank of the Ozarks, Inc.	25,100	1,216,095
BankUnited, Inc.	26,500	1,079,080
Banner Corp.	5,900	325,208
BB&T Corp.	176,979	8,799,396
Berkshire Hills Bancorp, Inc.	3,100	113,460
BOK Financial Corp.	6,050	558,536
Boston Private Financial Holdings, Inc.	3,500	54,075
Brookline Bancorp, Inc.	29,000	455,300
Cadence BanCorp*	900	24,408
Cathay General Bancorp (x)	21,630	912,137
CenterState Bank Corp.	3,100	79,763
Central Pacific Financial Corp.	1,800	53,694
Chemical Financial Corp.	15,214	813,493
CIT Group, Inc.	29,500	1,452,285
Citigroup, Inc.	588,784	43,811,417
Citizens Financial Group, Inc.	111,600	4,684,968
City Holding Co.	7,830	528,290
Columbia Banking System, Inc.	14,000	608,160
Comerica, Inc.	43,300	3,758,873
Commerce Bancshares, Inc.	26,546	1,482,329
Community Bank System, Inc.	8,900	478,375
Cullen/Frost Bankers, Inc.	12,200	1,154,730
CVB Financial Corp.	25,800	607,848
Eagle Bancorp, Inc.*	4,700	272,130
East West Bancorp, Inc.	31,600	1,922,228
Enterprise Financial Services Corp.	1,500	67,725
FCB Financial Holdings, Inc., Class A*	5,700	289,560
Fifth Third Bancorp	161,250	4,892,325
First Bancorp/PR*	13,100	66,810
First Busey Corp.	6,133	183,622
First Citizens BancShares, Inc., Class A	2,200	886,600
First Commonwealth Financial Corp.	12,200	174,704
First Financial Bancorp (x)	2,200	57,970
First Financial Bankshares, Inc. (x)	18,800	846,940
First Financial Corp.	9,800	444,430
First Hawaiian, Inc.	11,800	344,324
First Horizon National Corp.	72,610	1,451,474
First Interstate BancSystem, Inc., Class A	5,800	232,290
First Merchants Corp.	4,200	176,652
First Midwest Bancorp, Inc.	22,400	537,824
First Republic Bank	34,500	2,989,080
FNB Corp.	68,356	944,680
Fulton Financial Corp.	42,300	757,170
Glacier Bancorp, Inc.	20,100	791,739
Great Western Bancorp, Inc.	13,800	549,240
Hancock Holding Co.	24,124	1,194,138
Hanmi Financial Corp.	1,500	45,525
Heartland Financial USA, Inc.	1,000	53,650
Hilltop Holdings, Inc.	18,400	466,072
Home BancShares, Inc.	34,000	790,500
Hope Bancorp, Inc.	29,283	534,415
Huntington Bancshares, Inc.	250,591	3,648,605
IBERIABANK Corp.	11,200	868,000
Independent Bank Corp.	2,400	167,640
Independent Bank Group, Inc.	1,000	67,600
International Bancshares Corp.	16,300	647,110
Investors Bancorp, Inc.	56,965	790,674
JPMorgan Chase & Co.	763,925	81,694,140
KeyCorp	252,202	5,086,914
Lakeland Bancorp, Inc.	1,700	32,725
Lakeland Financial Corp.	800	38,792
LegacyTexas Financial Group, Inc.	8,300	350,343
M&T Bank Corp.	31,457	5,378,832
MB Financial, Inc.	13,100	583,212
NBT Bancorp, Inc.	13,900	511,520
Old National Bancorp	23,600	411,820
Pacific Premier Bancorp, Inc.*	2,200	88,000
PacWest Bancorp	26,596	1,340,438
Park National Corp.	300	31,200
People’s United Financial, Inc.	74,200	1,387,540
Pinnacle Financial Partners, Inc.	16,056	1,064,513
PNC Financial Services Group, Inc. (The)	107,118	15,456,056
Popular, Inc.	24,050	853,535
Prosperity Bancshares, Inc.	15,900	1,114,113
Regions Financial Corp.	265,900	4,594,752

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/COMMON STOCK INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

	Number of Shares	Value (Note 1)
Renasant Corp.	1,700	$69,513
S&T Bancorp, Inc.	11,700	465,777
Sandy Spring Bancorp, Inc.	1,400	54,628
Seacoast Banking Corp. of Florida*	3,300	83,193
ServisFirst Bancshares, Inc.	6,700	278,050
Signature Bank*	12,100	1,660,846
Simmons First National Corp., Class A	5,200	296,920
South State Corp.	5,900	514,185
State Bank Financial Corp.	1,300	38,792
Sterling Bancorp	46,737	1,149,730
SunTrust Banks, Inc.	106,450	6,875,606
SVB Financial Group*	11,200	2,618,224
Synovus Financial Corp.	29,000	1,390,260
TCF Financial Corp.	34,050	698,025
Texas Capital Bancshares, Inc.*	12,000	1,066,800
Tompkins Financial Corp.	6,539	531,948
Towne Bank (x)	16,379	503,654
Trustmark Corp.	11,650	371,169
UMB Financial Corp.	10,600	762,352
Umpqua Holdings Corp.	44,690	929,552
Union Bankshares Corp. (x)	2,200	79,574
United Bankshares, Inc. (x)	20,400	708,900
United Community Banks, Inc.	12,500	351,750
US Bancorp	340,190	18,227,380
Valley National Bancorp	71,829	805,921
Webster Financial Corp.	25,700	1,443,312
Wells Fargo & Co.	970,219	58,863,187
WesBanco, Inc.	13,000	528,450
Westamerica Bancorporation (x)	4,500	267,975
Western Alliance Bancorp*	20,800	1,177,696
Wintrust Financial Corp.	11,500	947,255
Zions Bancorp	49,600	2,521,168

		394,113,586

Capital Markets (3.0%)
Affiliated Managers Group, Inc.	13,740	2,820,135
Ameriprise Financial, Inc.	32,960	5,585,731
Artisan Partners Asset Management, Inc., Class A	5,200	205,400
Associated Capital Group, Inc., Class A	6,900	235,290
Bank of New York Mellon Corp. (The)	223,150	12,018,859
BGC Partners, Inc., Class A	50,700	766,077
BlackRock, Inc.	27,110	13,926,678
Cboe Global Markets, Inc.	22,800	2,840,652
Charles Schwab Corp. (The)	257,834	13,244,933
CME Group, Inc.	74,365	10,861,008
Cohen & Steers, Inc.	10,700	506,003
Donnelley Financial Solutions, Inc.*	4,441	86,555
E*TRADE Financial Corp.*	59,110	2,930,083
Eaton Vance Corp.	24,640	1,389,450
Evercore, Inc., Class A	8,900	801,000
FactSet Research Systems, Inc.	10,000	1,927,600
Federated Investors, Inc., Class B	23,300	840,664
Financial Engines, Inc.	7,600	230,280
Franklin Resources, Inc.	71,790	3,110,661
GAMCO Investors, Inc., Class A	6,600	195,690
Goldman Sachs Group, Inc. (The)	79,300	20,202,468
Hamilton Lane, Inc., Class A (x)	1,700	60,163
Houlihan Lokey, Inc.	6,600	299,838
Interactive Brokers Group, Inc., Class A	14,040	831,308
Intercontinental Exchange, Inc.	128,390	9,059,198
Invesco Ltd.	96,600	3,529,764
Lazard Ltd., Class A	34,700	1,821,750
Legg Mason, Inc.	19,050	799,719
LPL Financial Holdings, Inc.	22,800	1,302,792
MarketAxess Holdings, Inc.	8,260	1,666,455
Moelis & Co., Class A	11,200	543,200
Moody’s Corp.	36,250	5,350,863
Morgan Stanley	292,273	15,335,564
Morningstar, Inc.	3,200	310,304
MSCI, Inc.	21,334	2,699,604
Nasdaq, Inc.	29,600	2,274,168
Northern Trust Corp.	48,650	4,859,648
OM Asset Management plc	17,900	299,825
Piper Jaffray Cos.	3,300	284,625
Raymond James Financial, Inc.	29,600	2,643,280
S&P Global, Inc.	57,030	9,660,882
SEI Investments Co.	33,650	2,418,089
State Street Corp.	82,850	8,086,989
Stifel Financial Corp.	15,339	913,591
T. Rowe Price Group, Inc.	51,680	5,422,782
TD Ameritrade Holding Corp.	56,836	2,906,025
Virtu Financial, Inc., Class A (x)	17,000	311,100
Waddell & Reed Financial, Inc., Class A (x)	23,920	534,373
WisdomTree Investments, Inc. (x)	27,400	343,870

		179,294,986

Consumer Finance (0.8%)
Ally Financial, Inc.	98,100	2,860,596
American Express Co.	159,256	15,815,713
Capital One Financial Corp.	104,670	10,423,039
Credit Acceptance Corp. (x)*	1,900	614,612
Discover Financial Services	80,070	6,158,985
Encore Capital Group, Inc.*	2,500	105,250
FirstCash, Inc. (x)	10,972	740,061
Green Dot Corp., Class A*	9,900	596,574
Navient Corp.	80,584	1,073,379
Nelnet, Inc., Class A	5,000	273,900
OneMain Holdings, Inc.*	11,300	293,687
PRA Group, Inc.*	13,600	451,520
Santander Consumer USA Holdings, Inc.	21,800	405,916
SLM Corp.*	117,584	1,328,699
Synchrony Financial	179,800	6,942,078

		48,084,009

Diversified Financial Services (1.5%)
Berkshire Hathaway, Inc., Class B*	415,585	82,377,258
Cannae Holdings, Inc.*	18,860	321,186
Leucadia National Corp.	73,888	1,957,293

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/COMMON STOCK INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

	Number of Shares	Value (Note 1)
Voya Financial, Inc.	42,500	$2,102,475

		86,758,212

Insurance (2.9%)
Aflac, Inc.	85,950	7,544,691
Alleghany Corp.*	3,854	2,297,331
Allstate Corp. (The)	80,240	8,401,930
American Equity Investment Life Holding Co.	17,400	534,702
American Financial Group, Inc.	16,830	1,826,728
American International Group, Inc.	196,736	11,721,531
American National Insurance Co.	4,000	513,000
AMERISAFE, Inc.	3,100	190,960
AmTrust Financial Services, Inc. (x)	18,600	187,302
Aon plc	57,578	7,715,452
Arch Capital Group Ltd.*	29,800	2,704,946
Argo Group International Holdings Ltd.	4,500	277,425
Arthur J Gallagher & Co	39,500	2,499,560
Aspen Insurance Holdings Ltd.	18,170	737,702
Assurant, Inc.	12,900	1,300,836
Assured Guaranty Ltd.	33,400	1,131,258
Athene Holding Ltd., Class A*	23,454	1,212,806
Axis Capital Holdings Ltd.	25,170	1,265,044
Brighthouse Financial, Inc.*	18,832	1,104,308
Brown & Brown, Inc.	25,600	1,317,376
Chubb Ltd.	102,544	14,984,755
Cincinnati Financial Corp.	34,320	2,572,970
CNA Financial Corp.	9,600	509,280
CNO Financial Group, Inc.	37,400	923,406
Employers Holdings, Inc.	1,100	48,840
Enstar Group Ltd.*	2,700	542,025
Erie Indemnity Co., Class A	5,900	718,856
Everest Re Group Ltd.	9,800	2,168,348
FBL Financial Group, Inc., Class A	1,600	111,440
First American Financial Corp.	26,400	1,479,456
FNF Group	65,689	2,577,636
Genworth Financial, Inc., Class A*	116,400	362,004
Hanover Insurance Group, Inc. (The)	10,690	1,155,375
Hartford Financial Services Group, Inc. (The)	82,510	4,643,663
Horace Mann Educators Corp.	6,200	273,420
Infinity Property & Casualty Corp.	500	53,000
James River Group Holdings Ltd.	3,000	120,030
Kemper Corp.	12,000	826,800
Lincoln National Corp.	47,450	3,647,482
Loews Corp.	64,792	3,241,544
Maiden Holdings Ltd.	6,400	42,240
Markel Corp.*	2,960	3,371,825
Marsh & McLennan Cos., Inc.	113,750	9,258,113
Mercury General Corp.	4,800	256,512
MetLife, Inc.	197,560	9,988,634
National General Holdings Corp.	12,700	249,428
National Western Life Group, Inc., Class A	200	66,204
Navigators Group, Inc. (The)	700	34,090
Old Republic International Corp.	71,894	1,537,094
Primerica, Inc.	9,800	995,190
Principal Financial Group, Inc.	62,900	4,438,224
ProAssurance Corp.	11,800	674,370
Progressive Corp. (The)	128,200	7,220,224
Prudential Financial, Inc.	93,731	10,777,190
Reinsurance Group of America, Inc.	15,510	2,418,474
RenaissanceRe Holdings Ltd.	9,760	1,225,758
RLI Corp.	8,880	538,661
Safety Insurance Group, Inc.	500	40,200
Selective Insurance Group, Inc.	13,700	804,190
State Auto Financial Corp.	400	11,648
Stewart Information Services Corp.	900	38,070
Third Point Reinsurance Ltd.*	15,800	231,470
Torchmark Corp.	26,705	2,422,411
Travelers Cos., Inc. (The)	61,770	8,378,483
United Fire Group, Inc.	700	31,906
Unum Group	50,300	2,760,967
Validus Holdings Ltd.	17,158	805,053
White Mountains Insurance Group Ltd.	1,100	936,408
Willis Towers Watson plc	28,000	4,219,320
WR Berkley Corp.	27,100	1,941,715
XL Group Ltd.	59,870	2,105,029

		173,264,319

Mortgage Real Estate Investment Trusts (REITs) (0.2%)
AGNC Investment Corp. (REIT)	73,700	1,488,003
Annaly Capital Management, Inc. (REIT)	248,353	2,952,917
Apollo Commercial Real Estate Finance, Inc. (REIT) (x)	23,400	431,730
ARMOUR Residential REIT, Inc. (REIT) (x)	4,100	105,452
Capstead Mortgage Corp. (REIT)	13,500	116,775
Chimera Investment Corp. (REIT)	44,040	813,859
CYS Investments, Inc. (REIT)	35,300	283,459
Granite Point Mortgage Trust, Inc. (REIT) (x)	8,168	144,901
Hannon Armstrong Sustainable Infrastructure Capital, Inc. (REIT) (x)	3,600	86,616
Invesco Mortgage Capital, Inc. (REIT)	24,500	436,835
KKR Real Estate Finance Trust, Inc. (REIT) (x)	1,100	22,011
Ladder Capital Corp. (REIT)	10,700	145,841
MFA Financial, Inc. (REIT)	120,050	950,796
MTGE Investment Corp. (REIT)	3,400	62,900
New Residential Investment Corp. (REIT)	66,550	1,189,914

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/COMMON STOCK INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

	Number of Shares	Value (Note 1)
PennyMac Mortgage Investment Trust (REIT)	15,600	$250,692
Redwood Trust, Inc. (REIT)	13,600	201,552
Starwood Property Trust, Inc. (REIT)	57,200	1,221,220
Two Harbors Investment Corp. (REIT)	43,100	700,806

		11,606,279

Thrifts & Mortgage Finance (0.1%)
Bank Mutual Corp.	29,400	313,110
Beneficial Bancorp, Inc.	31,416	516,793
BofI Holding, Inc. (x)*	9,000	269,100
Capitol Federal Financial, Inc.	29,886	400,771
Dime Community Bancshares, Inc.	24,800	519,560
Essent Group Ltd.*	17,600	764,192
Flagstar Bancorp, Inc.*	3,200	119,744
Kearny Financial Corp.	35,632	514,883
MGIC Investment Corp.*	75,800	1,069,538
Nationstar Mortgage Holdings, Inc.*	12,800	236,800
New York Community Bancorp, Inc.	108,550	1,413,321
Northwest Bancshares, Inc.	16,800	281,064
Provident Financial Services, Inc.	5,500	148,335
Radian Group, Inc.	50,400	1,038,744
TFS Financial Corp.	15,800	236,052
TrustCo Bank Corp.	12,900	118,680
Walker & Dunlop, Inc.*	1,900	90,250
Washington Federal, Inc.	23,100	791,175
WSFS Financial Corp.	1,000	47,850

		8,889,962

Total Financials		902,011,353

Health Care (13.1%)
Biotechnology (3.0%)
AbbVie, Inc.	346,804	33,539,415
ACADIA Pharmaceuticals, Inc. (x)*	22,600	680,486
Acceleron Pharma, Inc.*	7,600	322,544
Achaogen, Inc. (x)*	10,800	115,992
Achillion Pharmaceuticals, Inc.*	49,600	142,848
Agenus, Inc. (x)*	3,600	11,736
Agios Pharmaceuticals, Inc. (x)*	8,400	480,228
Aimmune Therapeutics, Inc.*	3,400	128,588
Alder Biopharmaceuticals, Inc.*	16,600	190,070
Alexion Pharmaceuticals, Inc.*	48,453	5,794,494
Alkermes plc (x)*	37,600	2,057,848
Alnylam Pharmaceuticals, Inc.*	17,900	2,274,195
AMAG Pharmaceuticals, Inc. (x)*	16,000	212,000
Amgen, Inc.	160,139	27,848,172
Amicus Therapeutics, Inc. (x)*	28,800	414,432
AnaptysBio, Inc. (x)*	2,600	261,872
Array BioPharma, Inc.*	36,700	469,760
Avexis, Inc.*	5,900	652,953
Axovant Sciences Ltd. (x)*	12,100	63,767
Biogen, Inc.*	46,960	14,960,047
BioMarin Pharmaceutical, Inc.*	39,500	3,522,215
Bioverativ, Inc.*	24,880	1,341,530
Bluebird Bio, Inc. (x)*	9,900	1,763,190
Blueprint Medicines Corp.*	5,500	414,755
Celgene Corp.*	169,238	17,661,678
Clovis Oncology, Inc.*	6,700	455,600
Eagle Pharmaceuticals, Inc.*	3,500	186,970
Emergent BioSolutions, Inc.*	9,100	422,877
Esperion Therapeutics, Inc.*	3,400	223,856
Exact Sciences Corp.*	23,800	1,250,452
Exelixis, Inc.*	63,800	1,939,520
FibroGen, Inc.*	14,700	696,780
Five Prime Therapeutics, Inc.*	9,200	201,664
Genomic Health, Inc.*	9,100	311,220
Gilead Sciences, Inc.	280,891	20,123,031
Global Blood Therapeutics, Inc.*	9,000	354,150
Halozyme Therapeutics, Inc.*	25,700	520,682
Heron Therapeutics, Inc. (x)*	3,600	65,160
Immunomedics, Inc. (x)*	26,300	425,008
Incyte Corp.*	37,700	3,570,567
Insmed, Inc. (x)*	16,100	501,998
Insys Therapeutics, Inc. (x)*	24,000	230,880
Intercept Pharmaceuticals, Inc. (x)*	3,200	186,944
Intrexon Corp. (x)*	10,900	125,568
Ionis Pharmaceuticals, Inc. (x)*	31,900	1,604,570
Ironwood Pharmaceuticals, Inc. (x)*	22,200	332,778
Juno Therapeutics, Inc.*	14,700	671,937
Karyopharm Therapeutics, Inc.*	8,700	83,520
Keryx Biopharmaceuticals, Inc. (x)*	30,700	142,755
Lexicon Pharmaceuticals, Inc. (x)*	15,400	152,152
Ligand Pharmaceuticals, Inc. (x)*	3,500	479,255
Loxo Oncology, Inc. (x)*	5,800	488,244
Momenta Pharmaceuticals, Inc.*	20,900	291,555
Myriad Genetics, Inc.*	11,500	394,967
Neurocrine Biosciences, Inc.*	18,900	1,466,451
OPKO Health, Inc. (x)*	46,925	229,932
PDL BioPharma, Inc.*	58,500	160,290
Portola Pharmaceuticals, Inc.*	11,200	545,216
Prothena Corp. plc*	7,900	296,171
Puma Biotechnology, Inc. (x)*	5,000	494,250
Radius Health, Inc. (x)*	6,900	219,213
Regeneron Pharmaceuticals, Inc.*	17,400	6,541,704
Repligen Corp.*	4,400	159,632
Retrophin, Inc.*	7,300	153,811
Sage Therapeutics, Inc.*	6,700	1,103,557
Sarepta Therapeutics, Inc. (x)*	9,800	545,272
Seattle Genetics, Inc. (x)*	23,100	1,235,850
Seres Therapeutics, Inc. (x)*	3,500	35,490
Spark Therapeutics, Inc. (x)*	4,800	246,816
Spectrum Pharmaceuticals, Inc. (x)*	12,000	227,400
Synergy Pharmaceuticals, Inc. (x)*	89,500	199,585
TESARO, Inc. (x)*	8,200	679,534
Ultragenyx Pharmaceutical, Inc. (x)*	8,700	403,506

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/COMMON STOCK INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

	Number of Shares	Value (Note 1)
United Therapeutics Corp.*	10,000	$1,479,500
Vertex Pharmaceuticals, Inc.*	55,700	8,347,202
Xencor, Inc.*	2,900	63,568
ZIOPHARM Oncology, Inc. (x)*	37,668	155,946

		176,749,371

Health Care Equipment & Supplies (2.6%)
Abaxis, Inc.	3,300	163,416
Abbott Laboratories	365,212	20,842,649
ABIOMED, Inc.*	9,900	1,855,359
Align Technology, Inc.*	16,900	3,755,011
Analogic Corp.	2,000	167,500
Atrion Corp.	100	63,060
Baxter International, Inc.	109,380	7,070,323
Becton Dickinson and Co.	56,614	12,118,753
Boston Scientific Corp.*	301,000	7,461,790
Cantel Medical Corp.	8,150	838,390
Cardiovascular Systems, Inc.*	2,500	59,225
CONMED Corp.	5,200	265,044
Cooper Cos., Inc. (The)	11,800	2,570,984
Danaher Corp.	131,660	12,220,681
DENTSPLY SIRONA, Inc.	48,980	3,224,353
DexCom, Inc. (x)*	20,100	1,153,539
Edwards Lifesciences Corp.*	47,100	5,308,641
Glaukos Corp. (x)*	8,800	225,720
Globus Medical, Inc., Class A*	14,100	579,510
Haemonetics Corp.*	12,100	702,768
Halyard Health, Inc.*	7,975	368,285
Hill-Rom Holdings, Inc.	14,830	1,250,021
Hologic, Inc.*	62,600	2,676,150
ICU Medical, Inc. (x)*	2,400	518,400
IDEXX Laboratories, Inc.*	19,800	3,096,324
Inogen, Inc.*	2,500	297,700
Insulet Corp.*	13,900	959,100
Integer Holdings Corp.*	8,600	389,580
Integra LifeSciences Holdings Corp.*	14,600	698,756
Intuitive Surgical, Inc.*	23,800	8,685,572
iRhythm Technologies, Inc.*	5,000	280,250
K2M Group Holdings, Inc.*	3,700	66,600
LivaNova plc*	10,700	855,144
Masimo Corp.*	13,200	1,119,360
Medtronic plc	297,385	24,013,839
Meridian Bioscience, Inc.	16,100	225,400
Merit Medical Systems, Inc.*	3,700	159,840
Natus Medical, Inc.*	9,600	366,720
Neogen Corp.*	9,900	813,879
Nevro Corp.*	5,600	386,624
Novocure Ltd. (x)*	8,000	161,600
NuVasive, Inc.*	12,950	757,446
NxStage Medical, Inc.*	12,800	310,144
OraSure Technologies, Inc.*	6,200	116,932
Penumbra, Inc.*	6,300	592,830
Quidel Corp.*	1,600	69,360
ResMed, Inc.	34,700	2,938,743
STERIS plc	18,500	1,618,195
Stryker Corp.	73,070	11,314,159
Teleflex, Inc.	10,900	2,712,138
Varex Imaging Corp.*	8,924	358,477
Varian Medical Systems, Inc.*	22,310	2,479,757
West Pharmaceutical Services, Inc.	16,900	1,667,523
Wright Medical Group NV (x)*	21,955	487,401
Zimmer Biomet Holdings, Inc.	44,600	5,381,882

		158,840,847

Health Care Providers & Services (2.6%)
Acadia Healthcare Co., Inc.*	14,500	473,135
Aetna, Inc.	71,797	12,951,461
Amedisys, Inc.*	5,800	305,718
AmerisourceBergen Corp.	36,700	3,369,794
AMN Healthcare Services, Inc.*	10,100	497,425
Anthem, Inc.	58,280	13,113,583
BioTelemetry, Inc. (x)*	4,600	137,540
Brookdale Senior Living, Inc.*	36,435	353,419
Cardinal Health, Inc.	73,800	4,521,726
Centene Corp.*	37,324	3,765,245
Chemed Corp.	4,200	1,020,684
Cigna Corp.	54,840	11,137,455
Community Health Systems, Inc. (x)*	33,267	141,717
DaVita, Inc.*	39,400	2,846,650
Diplomat Pharmacy, Inc.*	13,200	264,924
Ensign Group, Inc. (The)	400	8,880
Envision Healthcare Corp.*	25,296	874,230
Express Scripts Holding Co.*	126,151	9,415,911
HCA Healthcare, Inc.*	65,500	5,753,520
HealthEquity, Inc.*	9,000	419,940
HealthSouth Corp. (x)	24,800	1,225,368
Henry Schein, Inc.*	39,500	2,760,260
Humana, Inc.	31,900	7,913,433
Kindred Healthcare, Inc.	14,400	139,680
Laboratory Corp. of America Holdings*	24,435	3,897,627
LifePoint Health, Inc.*	7,650	380,970
Magellan Health, Inc.*	4,800	463,440
McKesson Corp.	47,680	7,435,696
MEDNAX, Inc.*	22,740	1,215,226
Molina Healthcare, Inc. (x)*	12,900	989,172
National HealthCare Corp.	100	6,094
Owens & Minor, Inc.	15,050	284,144
Patterson Cos., Inc.	27,600	997,188
Premier, Inc., Class A*	12,400	361,956
Quest Diagnostics, Inc.	33,230	3,272,823
Select Medical Holdings Corp.*	19,500	344,175
Teladoc, Inc. (x)*	10,700	372,895
Tivity Health, Inc.*	4,300	157,165
UnitedHealth Group, Inc.	206,057	45,427,326
Universal Health Services, Inc., Class B	19,580	2,219,393
WellCare Health Plans, Inc.*	10,400	2,091,544

		153,328,532

Health Care Technology (0.2%)
Allscripts Healthcare Solutions, Inc.*	64,450	937,748
athenahealth, Inc.*	9,100	1,210,664
Castlight Health, Inc., Class B (x)*	20,700	77,625
Cerner Corp.*	62,600	4,218,614
Cotiviti Holdings, Inc.*	9,700	312,437

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/COMMON STOCK INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

	Number of Shares	Value (Note 1)
Evolent Health, Inc., Class A (x)*	9,900	$121,770
HMS Holdings Corp.*	22,500	381,375
Inovalon Holdings, Inc., Class A (x)*	19,500	292,500
Medidata Solutions, Inc. (x)*	13,600	861,832
Omnicell, Inc.*	5,000	242,500
Quality Systems, Inc.*	7,500	101,850
Veeva Systems, Inc., Class A*	22,500	1,243,800

		10,002,715

Life Sciences Tools & Services (0.8%)
Accelerate Diagnostics, Inc. (x)*	2,400	62,880
Agilent Technologies, Inc.	69,630	4,663,121
Bio-Rad Laboratories, Inc., Class A*	5,100	1,217,217
Bio-Techne Corp.	11,450	1,483,347
Bruker Corp.	27,900	957,528
Cambrex Corp.*	6,600	316,800
Charles River Laboratories International, Inc. (x)*	12,250	1,340,763
Illumina, Inc.*	33,200	7,253,868
INC Research Holdings, Inc., Class A*	9,500	414,200
IQVIA Holdings, Inc.*	27,280	2,670,712
Medpace Holdings, Inc.*	2,000	72,520
Mettler-Toledo International, Inc.*	6,100	3,779,072
PerkinElmer, Inc.	27,500	2,010,800
PRA Health Sciences, Inc.*	10,600	965,342
QIAGEN NV*	57,007	1,763,227
Thermo Fisher Scientific, Inc.	88,050	16,718,934
Waters Corp.*	18,000	3,477,420

		49,167,751

Pharmaceuticals (3.9%)
Aerie Pharmaceuticals, Inc. (x)*	4,000	239,000
Akorn, Inc.*	16,200	522,126
Allergan plc	72,547	11,867,238
Bristol-Myers Squibb Co.	355,730	21,799,134
Catalent, Inc.*	27,600	1,133,808
Corcept Therapeutics, Inc. (x)*	12,900	232,974
Dermira, Inc.*	10,300	286,443
Eli Lilly & Co.	210,910	17,813,459
Endo International plc*	50,254	389,469
Horizon Pharma plc*	35,600	519,760
Impax Laboratories, Inc.*	17,900	298,035
Innoviva, Inc.*	23,900	339,141
Intra-Cellular Therapies, Inc.*	7,100	102,808
Johnson & Johnson	582,560	81,395,283
Lannett Co., Inc. (x)*	9,600	222,720
Medicines Co. (The)(x)*	11,200	306,208
Merck & Co., Inc.	588,590	33,119,959
Mylan NV*	117,950	4,990,465
Nektar Therapeutics (x)*	31,600	1,887,152
Omeros Corp. (x)*	12,900	250,647
Pacira Pharmaceuticals, Inc.*	7,500	342,375
Perrigo Co. plc	28,300	2,466,628
Pfizer, Inc.	1,277,717	46,278,910
Phibro Animal Health Corp., Class A	1,700	56,950
Prestige Brands Holdings, Inc.*	14,500	643,945
Supernus Pharmaceuticals, Inc.*	7,300	290,905
TherapeuticsMD, Inc. (x)*	49,500	298,980
Theravance Biopharma, Inc. (x)*	2,600	72,514
Zoetis, Inc.	107,100	7,715,484

		235,882,520

Total Health Care		783,971,736

Industrials (10.8%)
Aerospace & Defense (2.4%)
Aerojet Rocketdyne Holdings, Inc.*	10,000	312,000
Arconic, Inc.	98,716	2,690,011
Boeing Co. (The)	119,700	35,300,727
BWX Technologies, Inc.	25,200	1,524,348
Curtiss-Wright Corp.	12,700	1,547,495
Esterline Technologies Corp.*	7,400	552,780
General Dynamics Corp.	57,470	11,692,271
HEICO Corp. (x)	6,491	612,426
HEICO Corp., Class A	12,125	958,481
Hexcel Corp.	21,200	1,311,220
Huntington Ingalls Industries, Inc.	10,500	2,474,850
KLX, Inc.*	13,730	937,072
L3 Technologies, Inc.	18,170	3,594,934
Lockheed Martin Corp.	53,860	17,291,753
Mercury Systems, Inc.*	10,200	523,770
Moog, Inc., Class A*	12,000	1,042,200
Northrop Grumman Corp.	35,550	10,910,651
Orbital ATK, Inc.	14,569	1,915,824
Raytheon Co.	64,190	12,058,092
Rockwell Collins, Inc.	36,265	4,918,259
Spirit AeroSystems Holdings, Inc., Class A	26,500	2,312,125
Teledyne Technologies, Inc.*	8,700	1,576,005
Textron, Inc.	61,400	3,474,626
TransDigm Group, Inc.	11,250	3,089,475
Triumph Group, Inc. (x)	11,100	301,920
United Technologies Corp.	161,140	20,556,630

		143,479,945

Air Freight & Logistics (0.7%)
CH Robinson Worldwide, Inc.	35,000	3,118,150
Expeditors International of Washington, Inc.	40,800	2,639,352
FedEx Corp.	54,050	13,487,637
Forward Air Corp.	300	17,232
United Parcel Service, Inc., Class B	152,050	18,116,758
XPO Logistics, Inc. (x)*	22,800	2,088,252

		39,467,381

Airlines (0.6%)
Alaska Air Group, Inc.	26,900	1,977,419
Allegiant Travel Co.	2,700	417,825
American Airlines Group, Inc.	98,600	5,130,158
Copa Holdings SA, Class A	7,800	1,045,668
Delta Air Lines, Inc.	149,550	8,374,800
Hawaiian Holdings, Inc.	11,300	450,305
JetBlue Airways Corp.*	69,900	1,561,566
SkyWest, Inc.	7,700	408,870

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/COMMON STOCK INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

	Number of Shares	Value (Note 1)
Southwest Airlines Co.	124,300	$8,135,435
Spirit Airlines, Inc.*	17,100	766,935
United Continental Holdings, Inc.*	62,240	4,194,976

		32,463,957

Building Products (0.4%)
AAON, Inc.	200	7,340
Allegion plc	22,066	1,755,571
AO Smith Corp.	38,000	2,328,640
Apogee Enterprises, Inc.	300	13,719
Armstrong Flooring, Inc.*	1,350	22,842
Armstrong World Industries, Inc.*	10,400	629,720
Fortune Brands Home & Security, Inc.	37,950	2,597,298
JELD-WEN Holding, Inc.*	13,700	539,369
Johnson Controls International plc	206,337	7,863,503
Lennox International, Inc.	8,610	1,793,119
Masco Corp.	74,300	3,264,742
Masonite International Corp.*	5,500	407,825
Owens Corning	26,970	2,479,622
Simpson Manufacturing Co., Inc.	6,100	350,201
Trex Co., Inc.*	6,800	737,052
Universal Forest Products, Inc.	10,200	383,724
USG Corp.*	22,500	867,600

		26,041,887

Commercial Services & Supplies (0.5%)
ABM Industries, Inc.	8,300	313,076
Advanced Disposal Services, Inc.*	9,000	215,460
Brady Corp., Class A	7,400	280,460
Brink’s Co. (The)	10,300	810,610
Cintas Corp.	19,000	2,960,770
Clean Harbors, Inc.*	16,200	878,040
Copart, Inc.*	52,600	2,271,794
Covanta Holding Corp. (x)	26,400	446,160
Deluxe Corp.	11,000	845,240
Essendant, Inc.	8,800	81,576
Healthcare Services Group, Inc.	21,900	1,154,568
Herman Miller, Inc.	14,700	588,735
HNI Corp.	11,700	451,269
KAR Auction Services, Inc.	36,400	1,838,564
Matthews International Corp., Class A	7,900	417,120
Mobile Mini, Inc.	9,700	334,650
MSA Safety, Inc.	5,900	457,368
Multi-Color Corp.	300	22,455
Pitney Bowes, Inc.	22,620	252,892
Republic Services, Inc.	55,335	3,741,199
Rollins, Inc.	21,000	977,130
RR Donnelley & Sons Co.	7,076	65,807
Steelcase, Inc., Class A	1,900	28,880
Stericycle, Inc.*	21,800	1,482,182
Tetra Tech, Inc.	13,600	654,840
UniFirst Corp.	3,500	577,150
Waste Management, Inc.	94,950	8,194,185

		30,342,180

Construction & Engineering (0.2%)
AECOM*	32,802	1,218,594
Chicago Bridge & Iron Co. NV (x)	31,625	510,427
Dycom Industries, Inc. (x)*	8,300	924,869
EMCOR Group, Inc.	15,300	1,250,775
Fluor Corp.	36,560	1,888,324
Granite Construction, Inc.	9,300	589,899
Jacobs Engineering Group, Inc.	28,100	1,853,476
KBR, Inc.	48,800	967,704
MasTec, Inc.*	14,700	719,565
Quanta Services, Inc.*	33,450	1,308,230
Valmont Industries, Inc.	4,800	796,080

		12,027,943

Electrical Equipment (0.6%)
Acuity Brands, Inc.	10,300	1,812,800
AMETEK, Inc.	54,075	3,918,815
Atkore International Group, Inc.*	100	2,145
Eaton Corp. plc	98,397	7,774,347
Emerson Electric Co.	142,710	9,945,460
EnerSys	13,300	926,079
Generac Holdings, Inc.*	14,600	722,992
Hubbell, Inc.	11,700	1,583,478
Regal Beloit Corp.	13,900	1,064,740
Rockwell Automation, Inc.	27,900	5,478,165
Sensata Technologies Holding NV (x)*	37,400	1,911,514

		35,140,535

Industrial Conglomerates (1.6%)
3M Co.	126,230	29,710,755
Carlisle Cos., Inc.	17,300	1,966,145
General Electric Co.	1,868,567	32,606,494
Honeywell International, Inc.	164,400	25,212,384
Roper Technologies, Inc.	23,350	6,047,650

		95,543,428

Machinery (2.1%)
AGCO Corp.	18,500	1,321,455
Albany International Corp., Class A	700	43,015
Allison Transmission Holdings, Inc.	32,000	1,378,240
Barnes Group, Inc.	15,200	961,704
Caterpillar, Inc.	122,610	19,320,884
Colfax Corp.*	27,730	1,098,663
Crane Co.	11,400	1,017,108
Cummins, Inc.	36,560	6,457,958
Deere & Co.	70,040	10,961,960
Donaldson Co., Inc.	36,700	1,796,465
Dover Corp.	35,990	3,634,630
Flowserve Corp.	35,740	1,505,726
Fortive Corp.	71,230	5,153,490
Franklin Electric Co., Inc.	10,600	486,540
Gardner Denver Holdings, Inc.*	9,500	322,335
Graco, Inc.	37,980	1,717,456
Hillenbrand, Inc.	9,800	438,060
IDEX Corp.	17,840	2,354,345
Illinois Tool Works, Inc.	67,410	11,247,359
Ingersoll-Rand plc	54,900	4,896,531

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/COMMON STOCK INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

	Number of Shares	Value (Note 1)
ITT, Inc.	19,525	$1,042,049
John Bean Technologies Corp.	6,800	753,440
Kennametal, Inc.	26,190	1,267,858
Lincoln Electric Holdings, Inc.	14,260	1,305,931
Manitowoc Co., Inc. (The)*	11,725	461,262
Meritor, Inc.*	18,200	426,972
Middleby Corp. (The)*	14,000	1,889,300
Mueller Industries, Inc.	14,700	520,821
Mueller Water Products, Inc., Class A	36,300	454,839
Navistar International Corp.*	13,300	570,304
Nordson Corp.	13,460	1,970,544
Oshkosh Corp.	16,900	1,536,041
PACCAR, Inc.	78,930	5,610,344
Parker-Hannifin Corp.	30,510	6,089,186
Pentair plc	35,987	2,541,402
Proto Labs, Inc.*	5,500	566,500
RBC Bearings, Inc.*	3,900	492,960
Rexnord Corp.*	14,900	387,698
Snap-on, Inc.	14,900	2,597,070
SPX FLOW, Inc.*	7,300	347,115
Stanley Black & Decker, Inc.	33,335	5,656,616
Terex Corp.	19,930	961,025
Timken Co. (The)	21,240	1,043,946
Toro Co. (The)	26,880	1,753,382
Trinity Industries, Inc.	32,940	1,233,932
WABCO Holdings, Inc.*	12,370	1,775,095
Wabtec Corp. (x)	20,000	1,628,600
Watts Water Technologies, Inc., Class A	3,900	296,205
Welbilt, Inc.*	46,900	1,102,619
Woodward, Inc.	14,630	1,119,780
Xylem, Inc.	39,450	2,690,490

		126,207,250

Marine (0.0%)
Kirby Corp.*	14,250	951,900
Matson, Inc.	1,480	44,163

		996,063

Professional Services (0.4%)
CBIZ, Inc.*	34,320	530,244
Dun & Bradstreet Corp. (The)	9,600	1,136,736
Equifax, Inc.	26,620	3,139,030
Exponent, Inc.	400	28,440
FTI Consulting, Inc.*	6,400	274,944
Huron Consulting Group, Inc.*	4,400	177,980
IHS Markit Ltd.*	86,500	3,905,475
Insperity, Inc.	7,600	435,860
Korn/Ferry International	8,800	364,144
ManpowerGroup, Inc.	15,180	1,914,350
Nielsen Holdings plc	78,000	2,839,200
On Assignment, Inc.*	13,500	867,645
Resources Connection, Inc.	21,850	337,583
Robert Half International, Inc.	27,260	1,514,020
TransUnion*	32,500	1,786,200
TriNet Group, Inc.*	7,200	319,248
Verisk Analytics, Inc.*	35,500	3,408,000
WageWorks, Inc.*	9,100	564,200

		23,543,299

Road & Rail (1.0%)
AMERCO	1,400	529,074
Avis Budget Group, Inc.*	16,190	710,417
CSX Corp.	194,850	10,718,698
Genesee & Wyoming, Inc., Class A*	14,700	1,157,331
Heartland Express, Inc.	14,400	336,096
JB Hunt Transport Services, Inc.	18,850	2,167,373
Kansas City Southern	23,950	2,520,019
Knight-Swift Transportation Holdings, Inc.	30,935	1,352,478
Landstar System, Inc.	9,750	1,014,975
Norfolk Southern Corp.	64,070	9,283,743
Old Dominion Freight Line, Inc.	15,750	2,071,913
Ryder System, Inc.	16,900	1,422,473
Schneider National, Inc., Class B (x)	12,800	365,568
Union Pacific Corp.	174,520	23,403,132
Werner Enterprises, Inc.	14,300	552,695

		57,605,985

Trading Companies & Distributors (0.3%)
Air Lease Corp.	21,000	1,009,890
Aircastle Ltd.	11,700	273,663
Applied Industrial Technologies, Inc.	6,500	442,650
Beacon Roofing Supply, Inc.*	12,000	765,120
Fastenal Co.	62,000	3,390,780
GATX Corp.	10,700	665,112
HD Supply Holdings, Inc.*	41,500	1,661,245
MRC Global, Inc.*	1,000	16,920
MSC Industrial Direct Co., Inc., Class A	12,200	1,179,252
NOW, Inc. (x)*	25,720	283,692
SiteOne Landscape Supply, Inc.*	6,700	513,890
Triton International Ltd.*	7,800	292,110
United Rentals, Inc.*	20,722	3,562,319
Univar, Inc.*	22,900	708,984
Watsco, Inc.	7,310	1,242,992
WESCO International, Inc.*	8,220	560,193
WW Grainger, Inc.	12,950	3,059,438

		19,628,250

Transportation Infrastructure (0.0%)
Macquarie Infrastructure Corp.	16,800	1,078,560
Wesco Aircraft Holdings, Inc.*	3,500	25,900

		1,104,460

Total Industrials		643,592,563

Information Technology (22.7%)
Communications Equipment (1.1%)
Acacia Communications, Inc. (x)*	3,300	119,559
ADTRAN, Inc.	2,100	40,635
Arista Networks, Inc.*	11,700	2,756,286
ARRIS International plc*	41,000	1,053,290
Ciena Corp.*	31,400	657,202
Cisco Systems, Inc.	1,082,670	41,466,261
CommScope Holding Co., Inc.*	42,200	1,596,426
EchoStar Corp., Class A*	9,100	545,090

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/COMMON STOCK INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

	Number of Shares	Value (Note 1)
F5 Networks, Inc.*	13,700	$1,797,714
Finisar Corp. (x)*	24,800	504,680
Harris Corp.	28,677	4,062,097
Infinera Corp.*	21,500	136,095
InterDigital, Inc.	7,000	533,050
Juniper Networks, Inc.	85,000	2,422,500
Lumentum Holdings, Inc. (x)*	11,170	546,213
Motorola Solutions, Inc.	36,921	3,335,443
NetScout Systems, Inc.*	22,300	679,035
Oclaro, Inc. (x)*	46,800	315,432
Palo Alto Networks, Inc.*	20,400	2,956,776
Plantronics, Inc.	3,600	181,368
Ubiquiti Networks, Inc.*	700	49,714
ViaSat, Inc. (x)*	12,200	913,170
Viavi Solutions, Inc.*	33,650	294,101

		66,962,137

Electronic Equipment, Instruments & Components (0.8%)
Amphenol Corp., Class A	66,740	5,859,772
Anixter International, Inc.*	2,600	197,600
Arrow Electronics, Inc.*	19,500	1,567,995
Avnet, Inc.	29,320	1,161,658
AVX Corp.	14,200	245,660
Belden, Inc.	10,900	841,153
CDW Corp.	38,200	2,654,518
Cognex Corp.	38,200	2,336,312
Coherent, Inc.*	5,400	1,523,988
Corning, Inc.	200,490	6,413,675
Dolby Laboratories, Inc., Class A	12,700	787,400
FLIR Systems, Inc.	29,900	1,393,938
II-VI, Inc.*	13,300	624,435
IPG Photonics Corp.*	9,100	1,948,583
Itron, Inc.*	8,010	546,282
Jabil, Inc.	47,200	1,239,000
Keysight Technologies, Inc.*	43,115	1,793,584
Knowles Corp.*	10,445	153,124
Littelfuse, Inc.	6,500	1,285,830
National Instruments Corp.	23,000	957,490
Plexus Corp.*	2,700	163,944
Rogers Corp.*	3,900	631,488
Sanmina Corp.*	14,400	475,200
SYNNEX Corp.	7,200	978,840
Tech Data Corp. (x)*	11,200	1,097,264
Trimble, Inc.*	61,000	2,479,040
TTM Technologies, Inc.*	12,400	194,308
Universal Display Corp.	10,000	1,726,500
VeriFone Systems, Inc.*	20,800	368,368
Vishay Intertechnology, Inc.	31,800	659,850
Zebra Technologies Corp., Class A*	12,400	1,287,120

		43,593,919

Internet Software & Services (4.3%)
2U, Inc. (x)*	9,600	619,296
Akamai Technologies, Inc.*	39,400	2,562,576
Alarm.com Holdings, Inc.*	1,000	37,750
Alphabet, Inc., Class A*	64,325	67,759,955
Alphabet, Inc., Class C*	65,319	68,349,802
Cars.com, Inc. (x)*	100	2,884
Cimpress NV (x)*	5,400	647,352
Cloudera, Inc.*	15,000	247,800
CommerceHub, Inc.*	2,428	49,992
Cornerstone OnDemand, Inc.*	6,600	233,178
CoStar Group, Inc.*	7,535	2,237,518
Coupa Software, Inc.*	6,100	190,442
eBay, Inc.*	226,470	8,546,978
Envestnet, Inc.*	7,400	368,890
Etsy, Inc.*	24,700	505,115
Facebook, Inc., Class A*	504,200	88,971,132
GoDaddy, Inc., Class A*	25,500	1,282,140
GrubHub, Inc. (x)*	18,300	1,313,940
IAC/InterActiveCorp*	18,350	2,243,838
j2 Global, Inc.	14,600	1,095,438
LogMeIn, Inc.	10,804	1,237,058
Match Group, Inc. (x)*	6,000	187,860
MuleSoft, Inc., Class A (x)*	10,700	248,882
New Relic, Inc.*	6,600	381,282
Okta, Inc.*	3,000	76,830
Q2 Holdings, Inc.*	300	11,055
Stamps.com, Inc. (x)*	3,600	676,800
TrueCar, Inc. (x)*	13,100	146,720
Twilio, Inc., Class A (x)*	11,700	276,120
Twitter, Inc.*	147,100	3,531,871
VeriSign, Inc. (x)*	18,750	2,145,750
Yelp, Inc.*	13,200	553,872
Zillow Group, Inc., Class A*	7,862	320,298
Zillow Group, Inc., Class C (x)*	23,524	962,602

		258,023,016

IT Services (4.0%)
Accenture plc, Class A	133,900	20,498,751
Acxiom Corp.*	11,800	325,208
Alliance Data Systems Corp.	10,752	2,725,417
Amdocs Ltd.	37,310	2,443,059
Automatic Data Processing, Inc.	98,250	11,513,917
Black Knight, Inc.*	27,142	1,198,319
Blackhawk Network Holdings, Inc.*	3,400	121,210
Booz Allen Hamilton Holding Corp.	26,700	1,018,071
Broadridge Financial Solutions, Inc.	25,110	2,274,464
CACI International, Inc., Class A*	6,000	794,100
Cardtronics plc, Class A*	6,300	116,676
Cognizant Technology Solutions Corp., Class A	129,400	9,189,988
Conduent, Inc.*	47,886	773,838
Convergys Corp. (x)	12,400	291,400
CoreLogic, Inc.*	26,300	1,215,323
CSRA, Inc.	37,740	1,129,181
DST Systems, Inc.	17,960	1,114,777
DXC Technology Co.	61,096	5,798,010
EPAM Systems, Inc.*	11,900	1,278,417
Euronet Worldwide, Inc.*	14,700	1,238,769
EVERTEC, Inc.	3,800	51,870
ExlService Holdings, Inc.*	5,000	301,750
Fidelity National Information Services, Inc.	71,425	6,720,378
First Data Corp., Class A*	99,100	1,655,961
Fiserv, Inc.*	46,900	6,149,997
FleetCor Technologies, Inc.*	21,600	4,156,488

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/COMMON STOCK INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

	Number of Shares	Value (Note 1)
Gartner, Inc.*	22,278	$2,743,536
Genpact Ltd.	41,700	1,323,558
Global Payments, Inc.	34,252	3,433,420
International Business Machines Corp.	187,031	28,694,296
Jack Henry & Associates, Inc.	18,030	2,108,789
Leidos Holdings, Inc.	30,737	1,984,688
ManTech International Corp., Class A	4,800	240,912
Mastercard, Inc., Class A	205,100	31,043,936
MAXIMUS, Inc.	16,800	1,202,544
Paychex, Inc.	69,010	4,698,201
PayPal Holdings, Inc.*	247,370	18,211,379
Sabre Corp.	48,600	996,300
Science Applications International Corp.	12,021	920,448
Square, Inc., Class A*	49,000	1,698,830
Switch, Inc., Class A (x)	7,840	142,610
TeleTech Holdings, Inc.	10,650	428,663
Teradata Corp. (x)*	39,260	1,509,940
Total System Services, Inc.	37,800	2,989,602
Travelport Worldwide Ltd.	11,900	155,533
Vantiv, Inc., Class A*	36,400	2,677,220
Visa, Inc., Class A	399,100	45,505,382
Western Union Co. (The)	115,560	2,196,796
WEX, Inc.*	10,100	1,426,423

		240,428,345

Semiconductors & Semiconductor Equipment (3.8%)
Advanced Energy Industries, Inc.*	9,100	614,068
Advanced Micro Devices, Inc. (x)*	169,900	1,746,572
Analog Devices, Inc.	81,127	7,222,737
Applied Materials, Inc.	234,920	12,009,110
Broadcom Ltd.	88,380	22,704,822
Brooks Automation, Inc.	4,500	107,325
Cabot Microelectronics Corp.	5,400	508,032
Cavium, Inc.*	17,035	1,428,044
Cirrus Logic, Inc.*	15,300	793,458
Cree, Inc.*	32,700	1,214,478
Cypress Semiconductor Corp.	76,746	1,169,609
Entegris, Inc.	32,940	1,003,023
First Solar, Inc.*	17,400	1,174,848
Integrated Device Technology, Inc.*	34,800	1,034,604
Intel Corp.	1,018,190	46,999,650
KLA-Tencor Corp.	34,680	3,643,828
Lam Research Corp.	36,375	6,695,546
Lattice Semiconductor Corp.*	1,800	10,404
MACOM Technology Solutions Holdings, Inc. (x)*	5,200	169,208
Marvell Technology Group Ltd.	101,330	2,175,555
Maxim Integrated Products, Inc.	68,250	3,568,110
MaxLinear, Inc.*	8,900	235,138
Microchip Technology, Inc. (x)	51,420	4,518,790
Micron Technology, Inc.*	231,850	9,533,672
Microsemi Corp.*	26,022	1,344,036
MKS Instruments, Inc.	13,200	1,247,400
Monolithic Power Systems, Inc.	9,900	1,112,364
NVIDIA Corp.	123,360	23,870,160
NXP Semiconductors NV*	73,700	8,629,533
ON Semiconductor Corp.*	90,600	1,897,164
Power Integrations, Inc.	5,300	389,815
Qorvo, Inc.*	28,417	1,892,572
QUALCOMM, Inc.	321,780	20,600,356
Rambus, Inc.*	7,200	102,384
Semtech Corp. (x)*	7,900	270,180
Silicon Laboratories, Inc.*	13,440	1,186,752
Skyworks Solutions, Inc.	43,900	4,168,305
Teradyne, Inc.	45,810	1,918,065
Texas Instruments, Inc.	218,090	22,777,320
Veeco Instruments, Inc.*	7,800	115,830
Versum Materials, Inc.	22,990	870,171
Xilinx, Inc.	54,300	3,660,906
Xperi Corp.	8,300	202,520

		226,536,464

Software (5.1%)
ACI Worldwide, Inc.*	37,500	850,125
Activision Blizzard, Inc.	163,700	10,365,484
Adobe Systems, Inc.*	107,120	18,771,709
ANSYS, Inc.*	19,500	2,878,005
Aspen Technology, Inc.*	20,800	1,376,960
Atlassian Corp. plc, Class A*	16,100	732,872
Autodesk, Inc.*	44,750	4,691,142
Blackbaud, Inc.	13,000	1,228,370
Blackline, Inc.*	900	29,520
CA, Inc.	78,750	2,620,800
Cadence Design Systems, Inc.*	67,630	2,828,287
CDK Global, Inc.	35,150	2,505,492
Citrix Systems, Inc.*	32,450	2,855,600
CommVault Systems, Inc.*	4,700	246,750
Dell Technologies, Inc., Class V*	44,769	3,638,824
Ebix, Inc. (x)	2,600	206,050
Electronic Arts, Inc.*	68,400	7,186,104
Ellie Mae, Inc. (x)*	7,200	643,680
Fair Isaac Corp.	8,000	1,225,600
FireEye, Inc. (x)*	33,600	477,120
Fortinet, Inc.*	40,400	1,765,076
Guidewire Software, Inc.*	17,000	1,262,420
HubSpot, Inc.*	7,400	654,160
Imperva, Inc.*	4,000	158,800
Intuit, Inc.	53,150	8,386,007
Manhattan Associates, Inc.*	17,700	876,858
Microsoft Corp.	1,612,350	137,920,419
MicroStrategy, Inc., Class A*	1,500	196,950
Nuance Communications, Inc.*	60,290	985,742
Oracle Corp.	626,012	29,597,847
Paycom Software, Inc. (x)*	10,000	803,300
Paylocity Holding Corp.*	5,600	264,096
Pegasystems, Inc.	1,500	70,725
Progress Software Corp.	6,000	255,420
Proofpoint, Inc. (x)*	9,200	817,052
PTC, Inc.*	25,750	1,564,828
RealPage, Inc.*	8,100	358,830
Red Hat, Inc.*	41,400	4,972,140
RingCentral, Inc., Class A*	12,900	624,360
salesforce.com, Inc.*	149,600	15,293,608
ServiceNow, Inc.*	37,500	4,889,625
Splunk, Inc.*	29,100	2,410,644
SS&C Technologies Holdings, Inc.	39,200	1,586,816

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/COMMON STOCK INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

	Number of Shares	Value (Note 1)
Symantec Corp.	144,190	$4,045,971
Synchronoss Technologies, Inc. (x)*	4,510	40,319
Synopsys, Inc.*	32,520	2,772,005
Tableau Software, Inc., Class A*	12,100	837,320
Take-Two Interactive Software, Inc.*	25,800	2,832,324
TiVo Corp.	11,836	184,642
Tyler Technologies, Inc.*	9,400	1,664,270
Ultimate Software Group, Inc. (The) (x)*	6,600	1,440,318
Verint Systems, Inc. (x)*	14,800	619,380
VMware, Inc., Class A (x)*	18,200	2,280,824
Workday, Inc., Class A*	27,400	2,787,676
Zendesk, Inc.*	18,200	615,888
Zynga, Inc., Class A*	123,800	495,200

		301,690,354

Technology Hardware, Storage & Peripherals (3.6%)
3D Systems Corp. (x)*	23,700	204,768
Apple, Inc.	1,121,607	189,809,553
Cray, Inc.*	800	19,360
Diebold Nixdorf, Inc. (x)	16,550	270,592
Hewlett Packard Enterprise Co.	366,932	5,269,144
HP, Inc.	375,032	7,879,422
NCR Corp.*	31,200	1,060,488
NetApp, Inc.	59,850	3,310,902
Pure Storage, Inc., Class A*	24,500	388,570
Western Digital Corp.	67,478	5,366,525
Xerox Corp.	59,857	1,744,832

		215,324,156

Total Information Technology		1,352,558,391

Materials (3.4%)
Chemicals (2.3%)
AdvanSix, Inc.*	3,968	166,934
Air Products & Chemicals, Inc.	45,980	7,544,398
Albemarle Corp.	26,276	3,360,437
Ashland Global Holdings, Inc.	17,264	1,229,197
Axalta Coating Systems Ltd.*	47,000	1,520,920
Balchem Corp.	5,700	459,420
Cabot Corp.	19,700	1,213,323
Celanese Corp.	31,100	3,330,188
CF Industries Holdings, Inc.	57,010	2,425,205
Chemours Co. (The)	42,328	2,118,940
DowDuPont, Inc.	501,531	35,719,038
Eastman Chemical Co.	33,528	3,106,034
Ecolab, Inc.	55,888	7,499,052
FMC Corp.	30,700	2,906,062
GCP Applied Technologies, Inc.*	15,400	491,260
HB Fuller Co.	16,100	867,307
Huntsman Corp.	55,200	1,837,608
Ingevity Corp.*	10,555	743,811
International Flavors & Fragrances, Inc.	18,700	2,853,807
Kronos Worldwide, Inc.	5,700	146,889
LyondellBasell Industries NV, Class A	73,900	8,152,648
Minerals Technologies, Inc.	8,400	578,340
Monsanto Co.	95,400	11,140,812
Mosaic Co. (The)	86,530	2,220,360
NewMarket Corp.	2,200	874,258
Olin Corp.	39,500	1,405,410
Platform Specialty Products Corp.*	47,600	472,192
PolyOne Corp.	19,600	852,600
PPG Industries, Inc.	55,300	6,460,146
Praxair, Inc.	64,900	10,038,732
Quaker Chemical Corp.	500	75,395
RPM International, Inc.	28,950	1,517,559
Scotts Miracle-Gro Co. (The), Class A	11,900	1,273,181
Sensient Technologies Corp.	12,500	914,375
Sherwin-Williams Co. (The)	18,200	7,462,728
Stepan Co.	700	55,279
Trinseo SA	9,700	704,220
Tronox Ltd., Class A	18,600	381,486
Valvoline, Inc.	47,788	1,197,567
Westlake Chemical Corp.	5,300	564,609
WR Grace & Co.	17,500	1,227,275

		137,109,002

Construction Materials (0.2%)
Eagle Materials, Inc.	10,100	1,144,330
Martin Marietta Materials, Inc.	14,830	3,278,023
Summit Materials, Inc., Class A*	24,336	765,124
Vulcan Materials Co.	29,600	3,799,752

		8,987,229

Containers & Packaging (0.5%)
AptarGroup, Inc.	14,600	1,259,688
Avery Dennison Corp.	20,850	2,394,831
Ball Corp.	80,400	3,043,140
Bemis Co., Inc.	20,900	998,811
Berry Global Group, Inc.*	28,100	1,648,627
Crown Holdings, Inc.*	28,950	1,628,437
Graphic Packaging Holding Co.	85,200	1,316,340
Greif, Inc., Class A	2,100	127,218
International Paper Co.	96,450	5,588,313
Owens-Illinois, Inc.*	46,650	1,034,231
Packaging Corp. of America	21,400	2,579,770
Sealed Air Corp.	46,560	2,295,408
Silgan Holdings, Inc.	14,100	414,399
Sonoco Products Co.	23,760	1,262,606
WestRock Co.	54,932	3,472,252

		29,064,071

Metals & Mining (0.4%)
Alcoa Corp.*	40,805	2,198,165
Allegheny Technologies, Inc. (x)*	16,900	407,966
Carpenter Technology Corp.	6,500	331,435
Coeur Mining, Inc.*	1,700	12,750
Commercial Metals Co.	24,800	528,736
Compass Minerals International, Inc. (x)	12,400	895,900
Freeport-McMoRan, Inc.*	290,694	5,511,558
Hecla Mining Co.	40,000	158,800
Kaiser Aluminum Corp.	100	10,685
Newmont Mining Corp.	117,200	4,397,344
Nucor Corp.	70,320	4,470,946
Reliance Steel & Aluminum Co.	16,300	1,398,377

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/COMMON STOCK INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

	Number of Shares	Value (Note 1)
Royal Gold, Inc.	18,000	$1,478,160
Southern Copper Corp. (x)	19,344	917,873
Steel Dynamics, Inc.	55,100	2,376,463
Tahoe Resources, Inc.	39,100	187,289
United States Steel Corp. (x)	34,200	1,203,498
Worthington Industries, Inc.	4,200	185,052

		26,670,997

Paper & Forest Products (0.0%)
Domtar Corp.	18,480	915,130
KapStone Paper and Packaging Corp.	2,700	61,263
Louisiana-Pacific Corp.*	42,500	1,116,050

		2,092,443

Total Materials		203,923,742

Real Estate (3.8%)
Equity Real Estate Investment Trusts (REITs) (3.7%)
Acadia Realty Trust (REIT)	17,000	465,120
Agree Realty Corp. (REIT)	1,500	77,160
Alexander & Baldwin, Inc. (REIT)	4,380	121,501
Alexander’s, Inc. (REIT)	200	79,170
Alexandria Real Estate Equities, Inc. (REIT)	18,480	2,413,303
American Assets Trust, Inc. (REIT)	1,200	45,888
American Campus Communities, Inc. (REIT)	28,300	1,161,149
American Homes 4 Rent (REIT), Class A	47,500	1,037,400
American Tower Corp. (REIT)	92,700	13,225,509
Apartment Investment & Management Co. (REIT), Class A	43,188	1,887,747
Apple Hospitality REIT, Inc. (REIT)	45,300	888,333
Ashford Hospitality Prime, Inc. (REIT)	2,700	26,271
Ashford Hospitality Trust, Inc. (REIT)	13,411	90,256
AvalonBay Communities, Inc. (REIT)	31,249	5,575,134
Boston Properties, Inc. (REIT)	36,170	4,703,185
Brandywine Realty Trust (REIT)	51,000	927,690
Brixmor Property Group, Inc. (REIT)	67,400	1,257,684
Camden Property Trust (REIT)	20,180	1,857,771
CareTrust REIT, Inc. (REIT)	1,200	20,112
CatchMark Timber Trust, Inc. (REIT), Class A	800	10,504
CBL & Associates Properties, Inc. (REIT) (x)	8,491	48,059
Chatham Lodging Trust (REIT)	100	2,276
Chesapeake Lodging Trust (REIT)	2,500	67,725
Colony NorthStar, Inc. (REIT), Class A	122,986	1,403,270
Columbia Property Trust, Inc. (REIT)	32,600	748,170
CoreCivic, Inc. (REIT)	26,900	605,250
CoreSite Realty Corp. (REIT)	7,800	888,420
Corporate Office Properties Trust (REIT)	24,809	724,423
Cousins Properties, Inc. (REIT) (x)	74,207	686,415
Crown Castle International Corp. (REIT)	88,550	9,829,935
CubeSmart (REIT)	39,700	1,148,124
CyrusOne, Inc. (REIT)	16,000	952,480
DCT Industrial Trust, Inc. (REIT)	22,850	1,343,123
DDR Corp. (REIT)	84,708	758,984
DiamondRock Hospitality Co. (REIT)	28,700	324,023
Digital Realty Trust, Inc. (REIT)	47,072	5,361,501
Douglas Emmett, Inc. (REIT)	37,000	1,519,220
Duke Realty Corp. (REIT)	84,800	2,307,408
Easterly Government Properties, Inc. (REIT)	2,500	53,350
EastGroup Properties, Inc. (REIT)	10,300	910,314
Education Realty Trust, Inc. (REIT)	13,400	467,928
Empire State Realty Trust, Inc. (REIT), Class A	27,100	556,363
EPR Properties (REIT)	14,840	971,426
Equinix, Inc. (REIT)	16,838	7,631,318
Equity Commonwealth (REIT)*	33,000	1,006,830
Equity LifeStyle Properties, Inc. (REIT)	21,800	1,940,636
Equity Residential (REIT)	80,987	5,164,541
Essex Property Trust, Inc. (REIT)	14,177	3,421,902
Extra Space Storage, Inc. (REIT)	28,300	2,474,835
Federal Realty Investment Trust (REIT)	17,380	2,308,238
First Industrial Realty Trust, Inc. (REIT)	29,500	928,365
Forest City Realty Trust, Inc. (REIT), Class A	50,700	1,221,870
Four Corners Property Trust, Inc. (REIT)	3,846	98,842
Gaming and Leisure Properties, Inc. (REIT)	43,225	1,599,325
GEO Group, Inc. (The) (REIT)	25,500	601,800
GGP, Inc. (REIT)	144,807	3,387,036
Gladstone Commercial Corp. (REIT)	1,300	27,378
Global Net Lease, Inc. (REIT)	2,400	49,392
Government Properties Income Trust (REIT)	1,300	24,102
Gramercy Property Trust (REIT)	33,066	881,540
HCP, Inc. (REIT)	114,997	2,999,122
Healthcare Realty Trust, Inc. (REIT)	23,600	758,032
Healthcare Trust of America, Inc. (REIT), Class A	43,400	1,303,736

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/COMMON STOCK INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

	Number of Shares	Value (Note 1)
Hersha Hospitality Trust (REIT)	300	$5,220
Highwoods Properties, Inc. (REIT)	29,530	1,503,372
Hospitality Properties Trust (REIT)	43,400	1,295,490
Host Hotels & Resorts, Inc. (REIT)	172,913	3,432,323
Hudson Pacific Properties, Inc. (REIT)	34,500	1,181,625
Investors Real Estate Trust (REIT) (x)	2,600	14,768
Invitation Homes, Inc. (REIT)	63,116	1,487,644
Iron Mountain, Inc. (REIT)	56,801	2,143,102
iStar, Inc. (REIT)*	5,000	56,500
JBG SMITH Properties (REIT)	20,173	700,608
Kilroy Realty Corp. (REIT)	21,800	1,627,370
Kimco Realty Corp. (REIT)	101,522	1,842,624
Kite Realty Group Trust (REIT)	5,000	98,000
Lamar Advertising Co. (REIT), Class A	21,400	1,588,736
LaSalle Hotel Properties (REIT)	26,100	732,627
Lexington Realty Trust (REIT)	45,500	439,075
Liberty Property Trust (REIT)	38,452	1,653,821
Life Storage, Inc. (REIT)	9,300	828,351
LTC Properties, Inc. (REIT)	1,300	56,615
Macerich Co. (The) (REIT)	33,684	2,212,365
Mack-Cali Realty Corp. (REIT)	2,639	56,897
Medical Properties Trust, Inc. (REIT)	67,300	927,394
Mid-America Apartment Communities, Inc. (REIT)	25,638	2,578,157
Monmouth Real Estate Investment Corp. (REIT)	500	8,900
National Health Investors, Inc. (REIT)	7,000	527,660
National Retail Properties, Inc. (REIT)	38,290	1,651,448
New Senior Investment Group, Inc. (REIT)	600	4,536
NorthStar Realty Europe Corp. (REIT)	4,975	66,814
Omega Healthcare Investors, Inc. (REIT) (x)	44,440	1,223,878
One Liberty Properties, Inc. (REIT)	400	10,368
Outfront Media, Inc. (REIT)	34,770	806,664
Paramount Group, Inc. (REIT)	37,600	595,960
Park Hotels & Resorts, Inc. (REIT)	27,353	786,399
Pebblebrook Hotel Trust (REIT) (x)	15,900	591,003
Pennsylvania REIT (REIT) (x)	4,500	53,505
Physicians Realty Trust (REIT)	38,100	685,419
Piedmont Office Realty Trust, Inc. (REIT), Class A (x)	34,400	674,584
Prologis, Inc. (REIT)	116,964	7,545,348
PS Business Parks, Inc. (REIT)	4,300	537,887
Public Storage (REIT)	32,302	6,751,118
QTS Realty Trust, Inc. (REIT), Class A	10,900	590,344
Ramco-Gershenson Properties Trust (REIT)	2,200	32,406
Rayonier, Inc. (REIT)	40,425	1,278,643
Realty Income Corp. (REIT)	60,028	3,422,797
Regency Centers Corp. (REIT)	33,306	2,304,109
Retail Opportunity Investments Corp. (REIT)	4,600	91,770
Retail Properties of America, Inc. (REIT), Class A	61,600	827,904
Rexford Industrial Realty, Inc. (REIT)	10,400	303,264
RLJ Lodging Trust (REIT)	33,200	729,404
Ryman Hospitality Properties, Inc. (REIT)	10,751	742,034
Sabra Health Care REIT, Inc. (REIT)	34,657	650,512
Saul Centers, Inc. (REIT)	500	30,875
SBA Communications Corp. (REIT)*	26,300	4,296,368
Select Income REIT (REIT)	3,800	95,494
Senior Housing Properties Trust (REIT)	54,290	1,039,653
Simon Property Group, Inc. (REIT)	67,659	11,619,757
SL Green Realty Corp. (REIT)	24,000	2,422,320
Spirit Realty Capital, Inc. (REIT)	104,667	898,043
STAG Industrial, Inc. (REIT)	18,400	502,872
STORE Capital Corp. (REIT)	35,400	921,816
Summit Hotel Properties, Inc. (REIT)	8,900	135,547
Sun Communities, Inc. (REIT)	15,200	1,410,256
Sunstone Hotel Investors, Inc. (REIT)	55,458	916,721
Tanger Factory Outlet Centers, Inc. (REIT) (x)	29,500	782,045
Taubman Centers, Inc. (REIT)	14,800	968,364
Terreno Realty Corp. (REIT)	1,000	35,060
UDR, Inc. (REIT)	62,836	2,420,443
Uniti Group, Inc. (REIT) (x)	31,402	558,642
Universal Health Realty Income Trust (REIT)	100	7,511
Urban Edge Properties (REIT)	23,923	609,797
Urstadt Biddle Properties, Inc. (REIT), Class A	700	15,218
Ventas, Inc. (REIT)	78,079	4,685,521
VEREIT, Inc. (REIT)	236,500	1,842,335
Vornado Realty Trust (REIT)	40,347	3,154,328
Washington REIT (REIT)	13,470	419,186
Weingarten Realty Investors (REIT)	36,986	1,215,730
Welltower, Inc. (REIT)	83,317	5,313,125
Weyerhaeuser Co. (REIT)	161,735	5,702,776
WP Carey, Inc. (REIT)	25,900	1,784,510
Xenia Hotels & Resorts, Inc. (REIT)	23,600	509,524

		219,649,113

Real Estate Management & Development (0.1%)
CBRE Group, Inc., Class A*	64,950	2,812,985

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/COMMON STOCK INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

	Number of Shares	Value (Note 1)
Forestar Group, Inc. (x)*	186	$4,092
HFF, Inc., Class A	100	4,864
Howard Hughes Corp. (The)*	7,500	984,525
Jones Lang LaSalle, Inc.	12,100	1,802,053
Kennedy-Wilson Holdings, Inc.	14,300	248,105
Marcus & Millichap, Inc.*	400	13,044
RE/MAX Holdings, Inc., Class A	300	14,550
Realogy Holdings Corp.	34,100	903,650
RMR Group, Inc. (The), Class A	1,171	69,440
St Joe Co. (The) (x)*	2,400	43,320
Tejon Ranch Co.*	400	8,304

		6,908,932

Total Real Estate		226,558,045

Telecommunication Services (1.9%)
Diversified Telecommunication Services (1.8%)
AT&T, Inc.	1,328,899	51,667,593
ATN International, Inc.	600	33,156
CenturyLink, Inc.	216,775	3,615,807
Cincinnati Bell, Inc.*	1,580	32,943
Cogent Communications Holdings, Inc. (x)	8,700	394,110
Consolidated Communications Holdings, Inc. (x)	7,168	87,378
Frontier Communications Corp. (x)	38,985	263,539
General Communication, Inc., Class A*	1,300	50,726
Globalstar, Inc. (x)*	149,600	195,976
Hawaiian Telcom Holdco, Inc.*	1,000	30,860
IDT Corp., Class B*	2,900	30,740
Intelsat SA*	7,100	24,069
Iridium Communications, Inc. (x)*	8,900	105,020
ORBCOMM, Inc.*	5,200	52,936
pdvWireless, Inc. (x)*	600	19,260
Straight Path Communications, Inc., Class B*	1,700	309,043
Verizon Communications, Inc.	877,940	46,469,364
Vonage Holdings Corp.*	12,300	125,091
Windstream Holdings, Inc.	76,912	142,287
Zayo Group Holdings, Inc.*	34,900	1,284,320

		104,934,218

Wireless Telecommunication Services (0.1%)
Boingo Wireless, Inc.*	6,300	141,750
Shenandoah Telecommunications Co.	2,200	74,360
Spok Holdings, Inc.	2,300	35,995
Sprint Corp. (x)*	175,679	1,034,749
Telephone & Data Systems, Inc.	28,186	783,571
T-Mobile US, Inc.*	69,200	4,394,892
United States Cellular Corp.*	7,600	285,988

		6,751,305

Total Telecommunication Services		111,685,523

Utilities (2.9%)
Electric Utilities (1.7%)
ALLETE, Inc.	10,500	780,780
Alliant Energy Corp.	53,800	2,292,418
American Electric Power Co., Inc.	108,670	7,994,852
Avangrid, Inc.	18,500	935,730
Duke Energy Corp.	152,185	12,800,280
Edison International	71,160	4,500,158
El Paso Electric Co.	9,000	498,150
Entergy Corp.	39,100	3,182,349
Eversource Energy	73,909	4,669,571
Exelon Corp.	204,056	8,041,847
FirstEnergy Corp.	91,404	2,798,790
Great Plains Energy, Inc.	43,600	1,405,664
Hawaiian Electric Industries, Inc.	20,500	741,075
IDACORP, Inc.	11,450	1,046,072
MGE Energy, Inc.	5,600	353,360
NextEra Energy, Inc.	101,750	15,892,332
OGE Energy Corp.	48,600	1,599,426
PG&E Corp.	110,220	4,941,163
Pinnacle West Capital Corp.	26,000	2,214,680
PNM Resources, Inc.	15,200	614,840
Portland General Electric Co.	21,000	957,180
PPL Corp.	144,950	4,486,202
Southern Co. (The)	213,550	10,269,620
Westar Energy, Inc.	30,000	1,584,000
Xcel Energy, Inc.	112,180	5,396,980

		99,997,519

Gas Utilities (0.1%)
Atmos Energy Corp.	25,200	2,164,428
National Fuel Gas Co. (x)	21,100	1,158,601
New Jersey Resources Corp.	19,600	787,920
ONE Gas, Inc.	14,125	1,034,798
South Jersey Industries, Inc.	16,100	502,803
Southwest Gas Holdings, Inc.	9,900	796,752
Spire, Inc.	11,200	841,680
UGI Corp.	39,575	1,858,046
WGL Holdings, Inc.	10,500	901,320

		10,046,348

Independent Power and Renewable Electricity Producers (0.1%)
AES Corp.	153,695	1,664,517
Calpine Corp.*	89,200	1,349,596
NRG Energy, Inc.	65,821	1,874,582
Ormat Technologies, Inc.	9,000	575,640
Vistra Energy Corp.*	53,300	976,456

		6,440,791

Multi-Utilities (0.9%)
Ameren Corp.	55,100	3,250,349
Avista Corp.	19,200	988,608
Black Hills Corp. (x)	9,700	583,067
CenterPoint Energy, Inc.	90,050	2,553,818
CMS Energy Corp.	61,100	2,890,030
Consolidated Edison, Inc.	66,800	5,674,660
Dominion Energy, Inc.	139,050	11,271,393
DTE Energy Co.	37,800	4,137,588
MDU Resources Group, Inc.	48,250	1,296,960
NiSource, Inc.	79,300	2,035,631

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/COMMON STOCK INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

	Number of Shares	Value (Note 1)
NorthWestern Corp.	8,700	$519,390
Public Service Enterprise Group, Inc.	109,600	5,644,400
SCANA Corp.	30,650	1,219,257
Sempra Energy	54,290	5,804,687
Vectren Corp.	18,000	1,170,360
WEC Energy Group, Inc.	70,498	4,683,182

		53,723,380

Water Utilities (0.1%)
American Water Works Co., Inc.	38,300	3,504,067
Aqua America, Inc.	36,362	1,426,481

		4,930,548

Total Utilities		175,138,586

Total Common Stocks (99.1%) (Cost $2,520,013,291)		5,917,686,693

	Number of Rights	Value (Note 1)
RIGHTS:
Consumer Discretionary (0.0%)
Media (0.0%)
Media General, Inc., CVR (r)*	25,400	—

Total Consumer Discretionary		—

Health Care (0.0%)
Biotechnology (0.0%)
Dyax Corp., CVR (r)*	34,100	28,388

Total Health Care		28,388

Total Rights (0.0%) (Cost $5,905)		28,388

	Principal Amount	Value (Note 1)
SHORT-TERM INVESTMENTS:
Repurchase Agreements (1.8%)
Bank of Nova Scotia, 1.35%, dated 12/29/17, due 1/2/18, repurchase price $1,200,180, collateralized by various U.S. Government Treasury Securities, ranging from 3.625%-3.875%, maturing 4/15/29-8/15/43; total market value $1,224,001. (xx)	$1,200,000	1,200,000
Bank of Nova Scotia (The), 1.39%, dated 12/29/17, due 1/2/18, repurchase price $3,800,587, collateralized by various U.S. Government Treasury Securities, ranging from 0.000%-3.750%, maturing 1/11/18-2/15/47; total market value $3,879,188. (xx)	3,800,000	3,800,000
Bank of Nova Scotia (The), 1.39%, dated 12/29/17, due 1/2/18, repurchase price $6,100,942, collateralized by various U.S. Government Treasury Securities, ranging from 0.000%-3.750%, maturing 1/11/18-2/15/47; total market value $6,227,117. (xx)	6,100,000	$6,100,000
Citigroup Global Markets Ltd., 1.40%, dated 12/29/17, due 1/2/18, repurchase price $6,701,042, collateralized by various Foreign Government Agency Securities, ranging from 1.625%-2.500%, maturing 3/16/21-7/29/25, U.S. Government Treasury Securities, ranging from 0.875%-7.250%, maturing from 8/15/20-2/15/47; total market value $6,834,001. (xx)	6,700,000	6,700,000
Citigroup Global Markets, Inc., 1.60%, dated 12/29/17, due 1/2/18, repurchase price $8,001,422, collateralized by various Common Stocks; total market value $8,800,003. (xx)	8,000,000	8,000,000
Citigroup Global Markets, Inc., 1.60%, dated 12/29/17, due 1/2/18, repurchase price $1,600,284, collateralized by various Common Stocks; total market value $1,760,001. (xx)	1,600,000	1,600,000
Deutsche Bank AG, 1.81%, dated 12/29/17, due 1/2/18, repurchase price $5,301,066, collateralized by various Common Stocks, U.S. Government Treasury Securities, ranging from 1.875%-2.250%, maturing 4/30/22-8/15/46; total market value $5,894,773. (xx)	5,300,000	5,300,000
Deutsche Bank AG, 1.55%, dated 12/29/17, due 1/2/18, repurchase price $7,501,292, collateralized by various Corporate Bonds, ranging from 1.750%-1.875%, maturing 9/5/19-4/14/22, Foreign Government Agency Securities, ranging from 1.875%-2.000%, maturing 3/15/19-5/2/25; total market value $7,650,005. (xx)	7,500,000	7,500,000
Deutsche Bank AG, 1.81%, dated 12/29/17, due 1/2/18, repurchase price $8,101,629, collateralized by various Common Stocks, U.S. Government Treasury Securities, ranging from 1.875%-2.250%, maturing 4/30/22-8/15/46; total market value $9,008,992. (xx)	8,100,000	8,100,000

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/COMMON STOCK INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

	Principal Amount	Value (Note 1)
Deutsche Bank AG, 1.81%, dated 12/29/17, due 1/2/18, repurchase price $10,002,011, collateralized by various Common Stocks, U.S. Government Treasury Securities, ranging from 1.875%-2.250%, maturing 4/30/22-8/15/46; total market value $11,122,213. (xx)	$10,000,000	$10,000,000
Deutsche Bank AG, 1.81%, dated 12/29/17, due 1/2/18, repurchase price $1,700,342, collateralized by various Common Stocks, U.S. Government Treasury Securities, ranging from 1.875%-2.250%, maturing 4/30/22-8/15/46; total market value $1,890,776. (xx)	1,700,000	1,700,000
Macquarie Bank Ltd., 1.42%, dated 12/29/17, due 1/2/18, repurchase price $1,750,276, collateralized by various U.S. Government Treasury Securities, ranging from 0.000%-3.750%, maturing 1/4/18-11/15/47; total market value $1,785,788. (xx)	1,750,000	1,750,000
NBC Global Finance Ltd., 1.59%, dated 12/29/17, due 1/2/18, repurchase price $9,101,608, collateralized by various Common Stocks; total market value $10,123,082. (xx)	9,100,000	9,100,000
NBC Global Finance Ltd., 1.59%, dated 12/29/17, due 1/2/18, repurchase price $8,001,413, collateralized by various Common Stocks; total market value $8,899,413. (xx)	8,000,000	8,000,000
NBC Global Finance Ltd., 1.59%, dated 12/29/17, due 1/2/18, repurchase price $8,801,555, collateralized by various Common Stocks; total market value $9,789,355. (xx)	8,800,000	8,800,000
Nomura Securities Co. Ltd., 1.40%, dated 12/29/17, due 1/2/18, repurchase price $5,000,778, collateralized by various U.S. Government Treasury Securities, ranging from 0.000%-7.125%, maturing 1/4/18-8/15/47; total market value $5,100,001. (xx)	5,000,000	5,000,000
Nomura Securities Co. Ltd., 1.40%, dated 12/29/17, due 1/2/18, repurchase price $4,000,622, collateralized by various U.S. Government Treasury Securities, ranging from 0.000%-2.000%, maturing 1/4/18-2/15/42; total market value $4,080,002. (xx)	4,000,000	4,000,000
RBS Securities, Inc., 1.37%, dated 12/29/17, due 1/2/18, repurchase price $159,219, collateralized by various U.S. Government Treasury Securities, ranging from 1.750%-1.875%, maturing 2/28/22-9/30/22; total market value $162,379. (xx)	159,194	159,194
Societe Generale SA, 1.32%, dated 12/29/17, due 1/5/18, repurchase price $10,002,567, collateralized by various U.S. Government Treasury Securities, ranging from 0.000%-3.000%, maturing 11/15/21-11/15/46; total market value $10,200,003. (xx)	10,000,000	10,000,000

Total Repurchase Agreements		106,809,194

Total Short-Term Investments (1.8%) (Cost $106,809,194)		106,809,194

Total Investments in Securities (100.9%) (Cost $2,626,828,390)		6,024,524,275
Other Assets Less Liabilities (-0.9%)		(56,547,521)

Net Assets (100%)		$5,967,976,754

*	Non-income producing.
#	All, or a portion of security held by broker as collateral for financial futures contracts, with a total collateral value of $25,593,840.
(r)	Value determined using significant unobservable inputs.
(x)	All or a portion of security is on loan at December 31, 2017.
(xx)	At December 31, 2017, the Portfolio had loaned securities with a total value of $106,335,398. This was secured by cash collateral of $106,809,194 which was subsequently invested in joint repurchase agreements with a total value of $106,809,194, as detailed in the Notes to the Financial Statements, for which the Portfolio has a proportionate interest as reported in the Portfolio of Investments as Repurchase Agreements, and $3,197,467 collateralized by various U.S. Government Treasury Securities, ranging from 0.000% - 8.000%, maturing 1/4/18 - 11/15/46.

Glossary:

CVR	— Contingent Value Right
USD	— United States Dollar

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/COMMON STOCK INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

Futures contracts outstanding as of December 31, 2017 (Note 1):
Description	Number of Contracts	Expiration Date	Trading Currency	Notional Amount ($)	Value and Unrealized Appreciation (Depreciation) ($)
Long Contracts
Russell 2000 E-Mini Index	69	3/2018	USD	5,300,925	70,581
S&P 500 E-Mini Index	275	3/2018	USD	36,795,000	561,562

					632,143

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2017:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)		Total
Assets:
Common Stocks
Consumer Discretionary	$743,485,381	$—	$—		$743,485,381
Consumer Staples	434,445,187	—	—		434,445,187
Energy	340,316,186	—	—		340,316,186
Financials	902,011,353	—	—		902,011,353
Health Care	783,971,736	—	—		783,971,736
Industrials	643,592,563	—	—		643,592,563
Information Technology	1,352,558,391	—	—		1,352,558,391
Materials	203,923,742	—	—		203,923,742
Real Estate	226,558,045	—	—		226,558,045
Telecommunication Services	111,685,523	—	—		111,685,523
Utilities	175,138,586	—	—		175,138,586
Futures	632,143	—	—		632,143
Rights
Consumer Discretionary	—	—	—	(a)	—	(a)
Health Care	—	—	28,388		28,388
Short-Term Investments
Repurchase Agreements	—	106,809,194	—		106,809,194

Total Assets	$5,918,318,836	$106,809,194	$28,388		$6,025,156,418

Total Liabilities	$—	$—	$—		$—

Total	$5,918,318,836	$106,809,194	$28,388		$6,025,156,418

(a)	Value is zero.

There were no transfers between Levels 1, 2 or 3 during the year ended December 31, 2017.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/COMMON STOCK INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

Fair Values of Derivative Instruments as of December 31, 2017:

	Statement of Assets and Liabilities
Derivatives Not Accounted for as Hedging Instrument^	Asset Derivatives	Fair Value
Equity contracts	Receivables, Net assets – Unrealized appreciation	$632,143	*

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Portfolio of Investments. Only variation margin is reported within the Statement of Assets & Liabilities.

The Effect of Derivative Instruments on the Statement of Operations for the December 31, 2017:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instrument^	Futures
Equity contracts	$7,812,483

Amount of Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instrument^	Futures
Equity contracts	$328,892

^ This Portfolio held futures contracts as a substitute for investing in conventional securities.

The Portfolio held futures contracts with an average notional balance of approximately $50,459,000 during the year ended December 31, 2017.

Investment security transactions for the year ended December 31, 2017 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$170,422,878
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$592,008,941

As of December 31, 2017, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments in securities and derivative instruments, if applicable, for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$3,621,553,573
Aggregate gross unrealized depreciation	(250,972,910)

Net unrealized appreciation	$3,370,580,663

Federal income tax cost of investments in securities and derivative instruments, if applicable	$2,654,575,755

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/COMMON STOCK INDEX PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2017

ASSETS
Investments in Securities, at value (x):
Unaffiliated Issuers (Cost $2,520,019,196)	$5,917,715,081
Repurchase Agreements (Cost $106,809,194)	106,809,194
Cash	44,571,557
Dividends, interest and other receivables	6,383,964
Receivable for securities sold	3,584,714
Receivable from Separate Accounts for Portfolio shares sold	404,710
Securities lending income receivable	80,793
Other assets	24,391

Total assets	6,079,574,404

LIABILITIES
Payable for return of collateral on securities loaned	106,809,194
Investment management fees payable	1,604,495
Payable to Separate Accounts for Portfolio shares redeemed	1,142,894
Distribution fees payable – Class IA	937,603
Administrative fees payable	494,946
Distribution fees payable – Class IB	328,706
Due to broker for futures variation margin	178,569
Trustees’ fees payable	23,351
Accrued expenses	77,892

Total liabilities	111,597,650

NET ASSETS	$5,967,976,754

Net assets were comprised of:
Paid in capital	$2,597,436,918
Accumulated undistributed net investment income (loss)	6,108,641
Accumulated undistributed net realized gain (loss)	(33,896,833)
Net unrealized appreciation (depreciation)	3,398,328,028

Net assets	$5,967,976,754

Class IA
Net asset value, offering and redemption price per share, $4,418,530,957 / 130,427,934 shares outstanding (unlimited amount authorized: $0.01 par value)	$33.88

Class IB
Net asset value, offering and redemption price per share, $1,549,445,797 / 45,996,187 shares outstanding (unlimited amount authorized: $0.01 par value)	$33.69

(x)	Includes value of securities on loan of $106,335,398.

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2017

INVESTMENT INCOME
Dividends (net of $2,489 foreign withholding tax)	$111,316,223
Interest	145,624
Securities lending (net)	979,970

Total income	112,441,817

EXPENSES
Investment management fees	18,745,063
Distribution fees – Class IA	10,515,839
Administrative fees	5,571,486
Distribution fees – Class IB	3,673,157
Printing and mailing expenses	483,321
Professional fees	191,374
Trustees’ fees	134,998
Custodian fees	126,500
Miscellaneous	123,975

Total expenses	39,565,713

NET INVESTMENT INCOME (LOSS)	72,876,104

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Investments in securities	261,794,053
Futures contracts	7,812,483

Net realized gain (loss)	269,606,536

Change in unrealized appreciation (depreciation) on:
Investments in securities	715,106,484
Futures contracts	328,892

Net change in unrealized appreciation (depreciation)	715,435,376

NET REALIZED AND UNREALIZED GAIN (LOSS)	985,041,912

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$1,057,918,016

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/COMMON STOCK INDEX PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2017	2016
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$72,876,104	$70,607,618
Net realized gain (loss)	269,606,536	222,738,007
Net change in unrealized appreciation (depreciation)	715,435,376	287,034,554

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	1,057,918,016	580,380,179

DIVIDENDS:
Dividends from net investment income
Class IA	(54,120,658)	(60,033,006)
Class IB	(19,064,405)	(20,932,478)

TOTAL DIVIDENDS	(73,185,063)	(80,965,484)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 1,603,965 and 1,545,642 shares, respectively ]	50,094,722	41,070,935
Capital shares issued in reinvestment of dividends [ 1,613,732 and 2,092,056 shares, respectively ]	54,120,658	60,033,006
Capital shares repurchased [ (13,849,358) and (14,750,074) shares, respectively ]	(431,977,792)	(394,412,225)

Total Class IA transactions	(327,762,412)	(293,308,284)

Class IB
Capital shares sold [ 1,740,062 and 2,062,116 shares, respectively ]	53,660,007	54,639,932
Capital shares issued in reinvestment of dividends [ 571,668 and 733,544 shares, respectively ]	19,064,405	20,932,478
Capital shares repurchased [ (5,474,606) and (6,310,805) shares, respectively ]	(169,903,022)	(166,570,316)

Total Class IB transactions	(97,178,610)	(90,997,906)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	(424,941,022)	(384,306,190)

TOTAL INCREASE (DECREASE) IN NET ASSETS	559,791,931	115,108,505
NET ASSETS:
Beginning of year	5,408,184,823	5,293,076,318

End of year (a)	$5,967,976,754	$5,408,184,823

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$6,108,641	$4,842,418

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/COMMON STOCK INDEX PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class IA	2017	2016	2015		2014	2013
Net asset value, beginning of year	$28.47	$25.88	$26.27		$23.73	$18.13

Income (loss) from investment operations:
Net investment income (loss) (e)	0.40	0.36	0.36		0.31	0.27
Net realized and unrealized gain (loss)	5.43	2.66	(0.38)		2.55	5.61

Total from investment operations	5.83	3.02	(0.02)		2.86	5.88

Less distributions:
Dividends from net investment income	(0.42)	(0.43)	(0.37)		(0.32)	(0.28)

Net asset value, end of year	$33.88	$28.47	$25.88		$26.27	$23.73

Total return	20.49%	11.66%	(0.03	)%(aa)	12.05%	32.49%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$4,418,531	$4,016,297	$3,937,549		$4,292,750	$4,204,128
Ratio of expenses to average net assets (f)	0.70%	0.71%	0.71%		0.72%	0.72%
Ratio of net investment income (loss) to average net assets (f)	1.28%	1.35%	1.37%		1.25%	1.30%
Portfolio turnover rate^	3%	3%	4%		4%	4%

	Year Ended December 31,
Class IB	2017	2016	2015		2014	2013
Net asset value, beginning of year	$28.31	$25.73	$26.13		$23.61	$18.04

Income (loss) from investment operations:
Net investment income (loss) (e)	0.40	0.36	0.36		0.31	0.27
Net realized and unrealized gain (loss)	5.40	2.65	(0.38)		2.53	5.58

Total from investment operations	5.80	3.01	(0.02)		2.84	5.85

Less distributions:
Dividends from net investment income	(0.42)	(0.43)	(0.38)		(0.32)	(0.28)

Net asset value, end of year	$33.69	$28.31	$25.73		$26.13	$23.61

Total return	20.50%	11.69%	(0.07	)%(bb)	12.03%	32.48%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$1,549,446	$1,391,888	$1,355,527		$1,472,926	$1,462,407
Ratio of expenses to average net assets (f)	0.70%	0.71%	0.71%		0.72%	0.72%
Ratio of net investment income (loss) to average net assets (f)	1.28%	1.35%	1.37%		1.25%	1.30%
Portfolio turnover rate^	3%	3%	4%		4%	4%
^	Portfolio turnover rate excludes derivatives, if any.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.
(aa)	Includes a gain incurred resulting from a litigation payment. Without this gain, the total return would have been (0.15)%.
(bb)	Includes a gain incurred resulting from a litigation payment. Without this gain, the total return would have been (0.18)%.

See Notes to Financial Statements.

EQ/CORE BOND INDEX PORTFOLIO (Unaudited)

INVESTMENT MANAGER

➢	AXA Equitable Funds Management Group, LLC

INVESTMENT SUB-ADVISER

➢	SSGA Funds Management, Inc.

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/17
	1 Year	5 Years	10 Years/ Since Incept.
Portfolio – Class IA Shares	1.50%	0.82%	1.19%
Portfolio – Class IB Shares	1.40	0.80	1.08
Portfolio – Class K Shares*	1.66	1.05	1.49
Bloomberg Barclays U.S. Intermediate Government/Credit Bond Index	2.14	1.50	3.32
* Date of inception 8/26/11. Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned 1.40% for the year ended December 31, 2017. This compares to the Portfolio’s benchmark, the Bloomberg Barclays U.S. Intermediate Government/Credit Bond Index, which returned 2.14% over the same period.

Portfolio Highlights

For the year ended December 31, 2017

U.S. economic data retained a mostly positive tone throughout the first quarter as the job market showed continued strength, with non-farm payrolls adding 457,000 jobs in the first two months of the year, and consumer confidence measures soaring. In line with market expectations, the Federal Reserve announced its decision to raise its lending rate by 25bps to a range of 0.75% - 1.00.

To begin the second quarter, the market’s focus shifted to political headlines emanating from Washington D.C. The President released a much anticipated outline of his Tax Plan which highlighted the Administration’s goal of changes to the tax code. In June, the Federal Open Market Committee (FOMC) decided to raise the federal funds rate by 25 basis points. Additionally, they reaffirmed their commitment to one more additional hike in 2017 and all but assured that balance sheet reduction would start fairly soon. Although the market had effectively priced in a June hike, what caught the market’s attention was the hawkish nature of the announcement.

The third quarter started with some interesting news on the inflation front as the FOMC released its June meeting minutes which highlighted a split committee that seemed unsure over the level of transitory weakness in inflation data. In September, in-line with market expectations, the FOMC announced the beginning of unwinding its quantitative easing program while leaving rates unchanged. The market reacted as expected with rates continuing their move higher.

The fourth quarter began on a positive note as September’s unemployment rate fell to 4.2%, beating consensus expectations of 4.4%. The rate would ultimately reach 4.1% by year end. In November, Jerome Powell was selected as the next Federal Reserve Chair. The news of Powell seemed to do little to move either equity or fixed income markets as his views were considered to be largely in line with the outgoing Chair Janet Yellen. The Committee revised its expectations for 2018 GDP up to 2.5% while leaving its Dot Plot and inflation expectations unchanged. Late in the month, the House finally passed a revised tax reform bill sparking a sell-off in rates. Not long thereafter, the Senate passed the bill as well.

The total return for the year of 2017 for the Bloomberg Barclays Intermediate U.S. Government/Credit Index was 2.14%. The excess return (above comparable duration Treasuries) was 0.94%. The yield-to-worst on the index was 2.38% while the Option Adjusted Spread of the index ended the year at 26.9 basis points. As of December 31st, the Bloomberg Barclays Intermediate U.S. Government/Credit Index was comprised of 57.47% US Treasury, 2.79% of U.S. Agency, 32.66% of Corporates and 7.08% of Non-Corporates.

Portfolio Characteristics As of December 31, 2017
Weighted Average Life (Years)	4.34
Weighted Average Coupon (%)	4.34
Weighted Average Modified Duration (Years)*	4.01
Weighted Average Rating**	AA3

*  Modified duration is a measure of the price sensitivity of the Portfolio to interest rate movements, taking into account specific features of the securities in which it invests.

** Weighted Average Rating has been provided by the Investment Sub-Adviser. A credit rating is an assessment provided by a nationally recognized statistical rating organization (NRSRO) of the creditworthiness of an issuer with respect to debt obligations, including specific securities, money market instruments or other debts. Ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest); ratings are subject to change without notice.

EQ/CORE BOND INDEX PORTFOLIO (Unaudited)

Sector Weightings as of December 31, 2017	% of Net Assets
U.S. Treasury Obligations	50.1%
Financials	13.9
Exchange Traded Funds	6.3
Information Technology	3.4
Health Care	3.2
Energy	3.1
Supranational	2.9
U.S. Government Agency Securities	2.7
Consumer Staples	2.5
Foreign Government Securities	2.5
Consumer Discretionary	2.0
Industrials	1.8
Utilities	1.6
Real Estate	1.3
Telecommunication Services	1.1
Repurchase Agreements	1.0
Materials	0.8
Municipal Bonds	0.1
Asset Backed Securities	0.0 #
Cash and Other	(0.3)

100.0%

#	Less than 0.05%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees (in the case of Class IA and Class IB shares of the Portfolio), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2017 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/17	Ending Account Value 12/31/17	Expenses Paid During Period* 7/1/17 - 12/31/17
Class IA
Actual	$1,000.00	$1,000.80	$3.44
Hypothetical (5% average annual return before expenses)	1,000.00	1,021.76	3.48
Class IB
Actual	1,000.00	1,000.81	3.44
Hypothetical (5% average annual return before expenses)	1,000.00	1,021.77	3.48
Class K
Actual	1,000.00	1,001.30	2.18
Hypothetical (5% average annual return before expenses)	1,000.00	1,023.03	2.20

*  Expenses are equal to the Portfolio’s Class IA, Class IB and Class K shares annualized expense ratios of 0.68%, 0.68% and 0.43%, respectively, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

EQ ADVISORS TRUST

EQ/CORE BOND INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2017

	Principal Amount	Value (Note 1)

LONG-TERM DEBT SECURITIES:
Asset-Backed Securities (0.0%)
American Airlines Pass-Through Trust,
Series 2013-2 A 4.950%, 1/15/23	$1,458,959	$1,540,077
Series 2015-1 A 3.375%, 5/1/27	2,635,965	2,625,949
Series 2017-2 AA 3.350%, 10/15/29	350,000	348,670

Total Asset-Backed Securities		4,514,696

Corporate Bonds (34.7%)
Consumer Discretionary (2.0%)
Auto Components (0.1%)
Aptiv plc
3.150%, 11/19/20	500,000	507,551
BorgWarner, Inc.
3.375%, 3/15/25 (x)	800,000	804,542
Delphi Corp.
4.150%, 3/15/24	865,000	916,033
Lear Corp.
5.250%, 1/15/25	1,190,000	1,272,056
Magna International, Inc.
3.625%, 6/15/24	1,200,000	1,239,740
4.150%, 10/1/25	250,000	266,507

		5,006,429

Automobiles (0.0%)
Ford Motor Co.
4.346%, 12/8/26	1,250,000	1,307,236
Harley-Davidson, Inc.
3.500%, 7/28/25	400,000	407,875

		1,715,111

Diversified Consumer Services (0.0%)
Board of Trustees of The Leland Stanford Junior University (The)
4.750%, 5/1/19	300,000	310,418

Hotels, Restaurants & Leisure (0.2%)
Carnival Corp.
3.950%, 10/15/20	666,000	692,447
Hyatt Hotels Corp.
4.850%, 3/15/26	250,000	273,291
Marriott International, Inc.
3.375%, 10/15/20	626,000	639,108
2.300%, 1/15/22	500,000	490,458
3.250%, 9/15/22	1,700,000	1,720,050
Series R
3.125%, 6/15/26	500,000	492,037
McDonald’s Corp.
5.000%, 2/1/19	750,000	773,208
2.200%, 5/26/20	750,000	747,925
3.500%, 7/15/20	150,000	154,248
2.750%, 12/9/20	320,000	323,203
3.625%, 5/20/21	400,000	414,828
2.625%, 1/15/22	750,000	750,890
3.250%, 6/10/24	1,000,000	1,028,781
3.375%, 5/26/25	750,000	772,993
3.700%, 1/30/26	1,500,000	1,556,940
3.500%, 3/1/27	775,000	798,641

Royal Caribbean Cruises Ltd.
2.650%, 11/28/20	110,000	109,841
5.250%, 11/15/22	1,000,000	1,095,992
Starbucks Corp.
2.200%, 11/22/20 (x)	190,000	189,576
2.100%, 2/4/21	300,000	298,125
2.700%, 6/15/22	400,000	403,095
3.850%, 10/1/23	850,000	903,112
2.450%, 6/15/26	500,000	480,950
Wyndham Worldwide Corp.
4.250%, 3/1/22	1,094,000	1,113,843
4.150%, 4/1/24	300,000	301,474

		16,525,056

Household Durables (0.1%)
DR Horton, Inc.
3.750%, 3/1/19	720,000	730,743
4.000%, 2/15/20	920,000	946,570
2.550%, 12/1/20	175,000	174,596
Leggett & Platt, Inc.
3.400%, 8/15/22	250,000	249,241
3.800%, 11/15/24	300,000	306,262
3.500%, 11/15/27	500,000	493,033
Mohawk Industries, Inc.
3.850%, 2/1/23	1,200,000	1,235,571
Newell Brands, Inc.
2.875%, 12/1/19	550,000	553,880
3.150%, 4/1/21	500,000	504,987
3.850%, 4/1/23	1,075,000	1,111,614
4.000%, 12/1/24	400,000	415,185
3.900%, 11/1/25	750,000	769,799
4.200%, 4/1/26	3,100,000	3,238,257
NVR, Inc.
3.950%, 9/15/22	150,000	156,860
Tupperware Brands Corp.
4.750%, 6/1/21	500,000	525,236
Whirlpool Corp.
4.850%, 6/15/21	400,000	426,901
3.700%, 5/1/25	500,000	514,195

		12,352,930

Internet & Direct Marketing Retail (0.2%)
Amazon.com, Inc.
2.600%, 12/5/19	450,000	454,541
1.900%, 8/21/20§	455,000	451,187
3.300%, 12/5/21	1,050,000	1,084,036
2.500%, 11/29/22	1,200,000	1,196,887
2.400%, 2/22/23§	680,000	673,167
2.800%, 8/22/24§	375,000	373,262
3.800%, 12/5/24	1,000,000	1,054,175
5.200%, 12/3/25	500,000	573,590
3.150%, 8/22/27§	2,500,000	2,505,504
Expedia, Inc.
5.950%, 8/15/20	1,394,000	1,502,906
JD.com, Inc.
3.125%, 4/29/21	500,000	497,996
3.875%, 4/29/26	500,000	501,737
Priceline Group, Inc. (The)
2.750%, 3/15/23	650,000	642,474
3.650%, 3/15/25	600,000	607,157
3.600%, 6/1/26	500,000	499,907

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CORE BOND INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

	Principal Amount	Value (Note 1)

QVC, Inc.
3.125%, 4/1/19	$333,000	$334,249
5.125%, 7/2/22	500,000	528,438
4.375%, 3/15/23	300,000	307,500
4.850%, 4/1/24	500,000	525,000
4.450%, 2/15/25	670,000	682,981

		14,996,694

Leisure Products (0.0%)
Hasbro, Inc.
3.150%, 5/15/21	500,000	503,235
3.500%, 9/15/27	290,000	284,093

		787,328

Media (0.9%)
21st Century Fox America, Inc.
6.900%, 3/1/19	596,000	627,435
5.650%, 8/15/20	594,000	642,092
4.500%, 2/15/21	500,000	531,095
3.000%, 9/15/22	1,000,000	1,008,353
3.700%, 10/15/25	2,040,000	2,126,986
3.375%, 11/15/26	300,000	306,142
CBS Corp.
3.375%, 3/1/22	2,000,000	2,026,128
2.500%, 2/15/23	1,000,000	968,677
2.900%, 6/1/23§	200,000	197,041
3.375%, 2/15/28 (x)	570,000	548,182
Charter Communications Operating LLC
3.579%, 7/23/20	1,165,000	1,183,058
4.464%, 7/23/22	1,850,000	1,925,850
4.908%, 7/23/25	3,850,000	4,072,915
Comcast Cable Communications Holdings, Inc.
9.455%, 11/15/22	62,000	80,478
Comcast Corp.
5.700%, 7/1/19	1,289,000	1,354,805
5.150%, 3/1/20	2,806,000	2,973,941
1.625%, 1/15/22	750,000	724,578
3.125%, 7/15/22	1,050,000	1,072,663
2.850%, 1/15/23 (x)	2,150,000	2,161,608
2.750%, 3/1/23	1,500,000	1,498,898
3.000%, 2/1/24	750,000	753,350
3.600%, 3/1/24	2,000,000	2,075,854
3.150%, 3/1/26	2,000,000	2,015,628
Discovery Communications LLC
2.200%, 9/20/19	220,000	218,790
4.375%, 6/15/21	62,000	64,761
3.300%, 5/15/22	500,000	504,087
2.950%, 3/20/23	875,000	861,764
3.250%, 4/1/23	1,000,000	998,516
4.900%, 3/11/26	500,000	534,483
NBCUniversal Media LLC
5.150%, 4/30/20	1,983,000	2,108,409
4.375%, 4/1/21	1,971,000	2,091,717
2.875%, 1/15/23	156,000	157,024
Omnicom Group, Inc.
6.250%, 7/15/19	673,000	711,623
4.450%, 8/15/20	1,280,000	1,342,337
3.625%, 5/1/22	1,281,000	1,323,370
3.650%, 11/1/24	750,000	767,596
RELX Capital, Inc.
8.625%, 1/15/19	1,691,000	1,795,999

Scripps Networks Interactive, Inc.
2.750%, 11/15/19	500,000	500,467
2.800%, 6/15/20	500,000	499,755
3.500%, 6/15/22	500,000	504,712
3.900%, 11/15/24	800,000	812,744
3.950%, 6/15/25	500,000	504,121
Time Warner Cable LLC
8.750%, 2/14/19	1,000,000	1,066,200
8.250%, 4/1/19	1,846,000	1,972,820
5.000%, 2/1/20	1,061,000	1,106,756
4.000%, 9/1/21	1,500,000	1,544,175
Time Warner, Inc.
4.875%, 3/15/20	2,700,000	2,839,621
4.700%, 1/15/21	1,812,000	1,917,858
3.400%, 6/15/22	500,000	509,373
4.050%, 12/15/23	1,250,000	1,305,011
3.550%, 6/1/24	2,000,000	2,022,952
3.800%, 2/15/27	1,000,000	996,659
Viacom, Inc.
5.625%, 9/15/19	1,641,000	1,714,827
3.875%, 12/15/21	125,000	127,444
3.250%, 3/15/23	394,000	382,902
4.250%, 9/1/23	1,100,000	1,120,859
3.450%, 10/4/26 (x)	750,000	716,404
Walt Disney Co. (The)
5.500%, 3/15/19	500,000	520,476
1.850%, 5/30/19	1,000,000	996,930
0.875%, 7/12/19	285,000	279,863
1.950%, 3/4/20	465,000	462,537
1.800%, 6/5/20	500,000	494,933
2.150%, 9/17/20	500,000	498,434
3.750%, 6/1/21	181,000	189,182
2.750%, 8/16/21	1,000,000	1,012,226
2.550%, 2/15/22	2,000,000	2,006,738
2.450%, 3/4/22	535,000	534,609
2.350%, 12/1/22	650,000	643,505
3.150%, 9/17/25	500,000	509,306
1.850%, 7/30/26	465,000	425,545
2.950%, 6/15/27 (x)	1,000,000	992,761
WPP Finance 2010
4.750%, 11/21/21	160,000	171,149
3.750%, 9/19/24	1,000,000	1,019,822

		77,279,909

Multiline Retail (0.1%)
Dollar General Corp.
3.250%, 4/15/23	1,150,000	1,164,941
4.150%, 11/1/25	125,000	132,163
3.875%, 4/15/27	500,000	520,701
Kohl’s Corp.
4.750%, 12/15/23	800,000	852,384
4.250%, 7/17/25	750,000	761,896
Macy’s Retail Holdings, Inc.
3.450%, 1/15/21 (x)	500,000	500,481
3.875%, 1/15/22 (x)	400,000	401,506
4.375%, 9/1/23 (x)	635,000	639,480
3.625%, 6/1/24 (x)	1,000,000	959,373
Nordstrom, Inc.
4.750%, 5/1/20	584,000	608,478
4.000%, 10/15/21 (x)	600,000	617,738
4.000%, 3/15/27	210,000	208,325

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CORE BOND INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

	Principal Amount	Value (Note 1)

Target Corp.
2.300%, 6/26/19	$1,500,000	$1,506,235
3.875%, 7/15/20	1,000,000	1,041,834
2.500%, 4/15/26 (x)	2,000,000	1,917,224

		11,832,759

Specialty Retail (0.3%)
Advance Auto Parts, Inc.
4.500%, 1/15/22 (x)	160,000	168,360
4.500%, 12/1/23	1,000,000	1,050,848
AutoNation, Inc.
3.350%, 1/15/21	375,000	379,690
3.500%, 11/15/24	400,000	395,033
4.500%, 10/1/25	215,000	224,371
3.800%, 11/15/27	500,000	495,260
AutoZone, Inc.
4.000%, 11/15/20	1,956,000	2,027,523
3.700%, 4/15/22	350,000	361,450
3.250%, 4/15/25	333,000	330,690
3.125%, 4/21/26	125,000	121,386
3.750%, 6/1/27	500,000	504,955
Bed Bath & Beyond, Inc.
3.749%, 8/1/24 (x)	350,000	350,428
Home Depot, Inc. (The)
2.000%, 6/15/19	1,000,000	999,062
1.800%, 6/5/20	529,000	523,639
2.000%, 4/1/21	1,500,000	1,485,524
4.400%, 4/1/21	650,000	691,870
2.625%, 6/1/22	1,750,000	1,762,520
2.700%, 4/1/23	800,000	806,218
3.750%, 2/15/24	1,000,000	1,055,240
3.350%, 9/15/25	490,000	505,121
3.000%, 4/1/26	750,000	753,929
2.125%, 9/15/26	625,000	585,706
2.800%, 9/14/27	750,000	736,805
Lowe’s Cos., Inc.
1.150%, 4/15/19	300,000	296,888
4.625%, 4/15/20	1,089,000	1,133,579
3.120%, 4/15/22	750,000	766,805
3.875%, 9/15/23	1,000,000	1,061,378
3.125%, 9/15/24	500,000	506,317
3.375%, 9/15/25	510,000	523,076
2.500%, 4/15/26	750,000	721,012
3.100%, 5/3/27	750,000	751,643
O’Reilly Automotive, Inc.
4.875%, 1/14/21	285,000	303,312
4.625%, 9/15/21	300,000	319,176
3.800%, 9/1/22	300,000	312,858
3.850%, 6/15/23 (x)	250,000	261,350
3.550%, 3/15/26	500,000	505,010
TJX Cos., Inc. (The)
2.750%, 6/15/21	750,000	762,553
2.500%, 5/15/23	450,000	445,149
2.250%, 9/15/26	500,000	468,918

		25,454,652

Textiles, Apparel & Luxury Goods (0.1%)
Cintas Corp. No. 2
2.900%, 4/1/22	600,000	608,299
3.700%, 4/1/27	600,000	624,758
NIKE, Inc.
2.250%, 5/1/23	450,000	448,115
2.375%, 11/1/26	1,000,000	953,688

Ralph Lauren Corp.
2.625%, 8/18/20	400,000	402,716
Tapestry, Inc.
3.000%, 7/15/22	500,000	497,868
4.250%, 4/1/25	500,000	512,489

		4,047,933

Total Consumer Discretionary		170,309,219

Consumer Staples (2.5%)
Beverages (1.0%)
Anheuser-Busch Cos. LLC
5.000%, 3/1/19	62,000	63,962
Anheuser-Busch InBev Finance, Inc.
1.900%, 2/1/19	2,975,000	2,967,303
2.650%, 2/1/21	6,125,000	6,153,537
2.625%, 1/17/23	2,356,000	2,341,727
3.300%, 2/1/23	3,975,000	4,076,044
3.700%, 2/1/24	2,500,000	2,609,597
3.650%, 2/1/26	9,000,000	9,279,270
Anheuser-Busch InBev Worldwide, Inc.
7.750%, 1/15/19	3,300,000	3,490,118
5.375%, 1/15/20	2,181,000	2,314,663
4.375%, 2/15/21	1,158,000	1,222,588
3.750%, 1/15/22	2,000,000	2,088,849
2.500%, 7/15/22	1,300,000	1,288,349
Beam Suntory, Inc.
3.250%, 5/15/22	250,000	253,638
Coca-Cola Bottling Co. Consolidated
3.800%, 11/25/25	250,000	252,831
Coca-Cola Co. (The)
1.375%, 5/30/19	1,000,000	991,598
1.875%, 10/27/20	750,000	743,441
2.450%, 11/1/20	1,000,000	1,006,338
3.150%, 11/15/20	1,001,000	1,027,274
1.550%, 9/1/21	750,000	729,901
3.300%, 9/1/21	1,000,000	1,034,241
2.200%, 5/25/22	355,000	351,520
2.500%, 4/1/23	1,000,000	997,336
3.200%, 11/1/23	2,650,000	2,740,812
2.875%, 10/27/25	850,000	852,218
2.550%, 6/1/26	500,000	488,412
2.250%, 9/1/26	1,000,000	952,655
2.900%, 5/25/27	500,000	501,598
Coca-Cola European Partners US LLC
3.500%, 9/15/20	150,000	153,810
Coca-Cola Femsa SAB de CV
3.875%, 11/26/23	500,000	521,249
Constellation Brands, Inc.
2.000%, 11/7/19	400,000	397,342
3.875%, 11/15/19	315,000	323,515
2.250%, 11/6/20	500,000	494,971
3.750%, 5/1/21	395,000	408,096
6.000%, 5/1/22	475,000	531,154
2.700%, 5/9/22	225,000	223,469
2.650%, 11/7/22	500,000	492,866
4.250%, 5/1/23	1,470,000	1,557,458
3.700%, 12/6/26	750,000	771,813
3.500%, 5/9/27	300,000	303,983
Diageo Capital plc
2.625%, 4/29/23	1,500,000	1,496,362

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CORE BOND INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

	Principal Amount	Value (Note 1)

Diageo Investment Corp.
2.875%, 5/11/22	$1,000,000	$1,011,599
Dr Pepper Snapple Group, Inc.
3.130%, 12/15/23	500,000	505,413
3.400%, 11/15/25	1,250,000	1,260,066
2.550%, 9/15/26	200,000	188,451
Fomento Economico Mexicano SAB de CV
2.875%, 5/10/23	150,000	148,125
Molson Coors Brewing Co.
1.900%, 3/15/19	400,000	397,754
1.450%, 7/15/19	405,000	399,352
2.250%, 3/15/20	400,000	398,221
2.100%, 7/15/21	500,000	489,310
3.500%, 5/1/22	500,000	512,568
3.000%, 7/15/26	680,000	663,986
PepsiCo, Inc.
2.250%, 1/7/19	1,000,000	1,002,231
1.500%, 2/22/19	275,000	273,433
1.550%, 5/2/19	750,000	745,411
1.350%, 10/4/19	545,000	537,772
4.500%, 1/15/20	2,700,000	2,828,804
2.150%, 10/14/20	750,000	748,019
3.125%, 11/1/20	250,000	255,929
2.000%, 4/15/21 (x)	750,000	742,075
1.700%, 10/6/21	1,250,000	1,217,374
2.750%, 3/5/22	1,750,000	1,768,102
2.250%, 5/2/22	750,000	742,196
3.100%, 7/17/22	750,000	768,163
2.750%, 3/1/23	1,000,000	1,006,283
3.600%, 3/1/24	1,000,000	1,051,681
3.500%, 7/17/25	750,000	783,669
2.850%, 2/24/26	300,000	297,040
2.375%, 10/6/26	670,000	637,774
3.000%, 10/15/27	750,000	746,445

		80,623,154

Food & Staples Retailing (0.5%)
Costco Wholesale Corp.
1.700%, 12/15/19	1,000,000	991,804
2.300%, 5/18/22	1,750,000	1,735,608
3.000%, 5/18/27	2,500,000	2,502,633
CVS Health Corp.
2.250%, 8/12/19	1,500,000	1,496,026
2.800%, 7/20/20	2,000,000	2,005,808
2.125%, 6/1/21	1,000,000	976,598
3.500%, 7/20/22	1,650,000	1,681,106
2.750%, 12/1/22	2,000,000	1,966,892
4.000%, 12/5/23	1,100,000	1,144,102
3.875%, 7/20/25	2,400,000	2,470,344
2.875%, 6/1/26	1,500,000	1,435,100
Kroger Co. (The)
2.000%, 1/15/19	125,000	124,911
1.500%, 9/30/19	380,000	374,189
6.150%, 1/15/20	1,602,000	1,718,823
3.300%, 1/15/21	100,000	102,170
2.600%, 2/1/21	250,000	250,214
2.950%, 11/1/21	960,000	968,095
3.400%, 4/15/22	350,000	357,932
3.850%, 8/1/23	1,250,000	1,291,221
4.000%, 2/1/24	190,000	197,071
2.650%, 10/15/26 (x)	600,000	560,769

Sysco Corp.
1.900%, 4/1/19	435,000	433,282
2.600%, 10/1/20	500,000	502,217
2.500%, 7/15/21	715,000	711,693
3.300%, 7/15/26	1,000,000	997,241
3.250%, 7/15/27	1,150,000	1,150,869
Walgreen Co.
3.100%, 9/15/22	1,281,000	1,285,498
Walgreens Boots Alliance, Inc.
2.700%, 11/18/19	1,000,000	1,006,006
3.300%, 11/18/21	940,000	953,622
3.800%, 11/18/24	2,000,000	2,046,629
3.450%, 6/1/26	1,500,000	1,483,367
Wal-Mart Stores, Inc.
1.750%, 10/9/19	625,000	622,712
3.250%, 10/25/20	2,037,000	2,095,920
1.900%, 12/15/20	950,000	941,127
2.350%, 12/15/22	1,000,000	994,650
2.550%, 4/11/23	1,650,000	1,653,960
3.300%, 4/22/24	2,000,000	2,079,392
2.650%, 12/15/24	975,000	973,544

		44,283,145

Food Products (0.5%)
Archer-Daniels-Midland Co.
4.479%, 3/1/21	250,000	265,266
2.500%, 8/11/26	500,000	477,229
Bunge Ltd. Finance Corp.
8.500%, 6/15/19	565,000	612,583
3.500%, 11/24/20 (x)	625,000	637,358
3.000%, 9/25/22	230,000	228,075
3.250%, 8/15/26	215,000	205,471
3.750%, 9/25/27	225,000	221,873
Campbell Soup Co.
4.500%, 2/15/19	521,000	533,033
4.250%, 4/15/21	100,000	105,656
2.500%, 8/2/22	363,000	359,014
3.300%, 3/19/25	450,000	455,887
Conagra Brands, Inc.
3.200%, 1/25/23	1,805,000	1,817,915
Flowers Foods, Inc.
3.500%, 10/1/26	535,000	524,662
General Mills, Inc.
5.650%, 2/15/19	1,202,000	1,247,434
2.200%, 10/21/19	1,000,000	998,799
3.150%, 12/15/21	1,000,000	1,020,089
2.600%, 10/12/22	500,000	495,105
Hershey Co. (The)
4.125%, 12/1/20	500,000	524,499
3.200%, 8/21/25	300,000	303,306
2.300%, 8/15/26	500,000	469,683
Ingredion, Inc.
4.625%, 11/1/20	269,000	282,516
3.200%, 10/1/26	200,000	196,055
JM Smucker Co. (The)
2.200%, 12/6/19	375,000	374,266
3.500%, 10/15/21	750,000	770,843
3.500%, 3/15/25	720,000	732,596
3.375%, 12/15/27	850,000	850,264
Kellogg Co.
4.150%, 11/15/19	500,000	516,380
4.000%, 12/15/20	542,000	565,886

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CORE BOND INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

	Principal Amount	Value (Note 1)

3.125%, 5/17/22	$500,000	$507,616
2.650%, 12/1/23	1,100,000	1,086,459
3.400%, 11/15/27	650,000	647,039
Kraft Heinz Foods Co.
5.375%, 2/10/20	1,163,000	1,230,890
2.800%, 7/2/20	900,000	905,275
3.500%, 6/6/22	1,700,000	1,745,446
3.500%, 7/15/22	900,000	919,961
3.950%, 7/15/25	1,100,000	1,133,656
3.000%, 6/1/26	1,925,000	1,850,958
McCormick & Co., Inc.
2.700%, 8/15/22	500,000	498,531
3.150%, 8/15/24	500,000	502,375
3.400%, 8/15/27	750,000	757,176
Mead Johnson Nutrition Co.
4.900%, 11/1/19	804,000	839,297
3.000%, 11/15/20	310,000	314,769
4.125%, 11/15/25	610,000	647,058
Tyson Foods, Inc.
2.650%, 8/15/19	1,750,000	1,759,410
2.250%, 8/23/21	165,000	162,702
4.500%, 6/15/22	1,375,000	1,471,431
3.550%, 6/2/27	975,000	998,938
Unilever Capital Corp.
4.800%, 2/15/19	1,296,000	1,333,505
2.200%, 3/6/19	500,000	500,334
1.800%, 5/5/20	488,000	483,527
2.100%, 7/30/20	400,000	398,138
4.250%, 2/10/21	350,000	369,011
1.375%, 7/28/21	295,000	284,195
2.200%, 5/5/22	1,000,000	985,861
2.600%, 5/5/24	750,000	740,313
3.100%, 7/30/25	300,000	304,555
2.000%, 7/28/26	250,000	231,263
2.900%, 5/5/27	1,000,000	987,641

		40,389,073

Household Products (0.1%)
Church & Dwight Co., Inc.
2.450%, 12/15/19	500,000	501,598
Clorox Co. (The)
3.800%, 11/15/21	500,000	520,757
3.050%, 9/15/22	610,000	617,724
3.500%, 12/15/24	500,000	514,579
3.100%, 10/1/27	500,000	499,088
Colgate-Palmolive Co.
2.300%, 5/3/22	1,000,000	990,818
2.250%, 11/15/22	300,000	295,494
2.100%, 5/1/23	1,000,000	972,859
3.250%, 3/15/24	500,000	513,433
Kimberly-Clark Corp.
1.400%, 2/15/19	180,000	178,509
1.900%, 5/22/19	500,000	498,443
3.050%, 8/15/25	300,000	302,920
2.750%, 2/15/26	250,000	246,652
Procter & Gamble Co. (The)
1.750%, 10/25/19	650,000	646,989
1.900%, 10/23/20	350,000	348,112
1.700%, 11/3/21	500,000	486,714
2.150%, 8/11/22	1,000,000	990,152
3.100%, 8/15/23	2,625,000	2,691,680

2.450%, 11/3/26	500,000	482,364
2.850%, 8/11/27	1,000,000	991,014

		13,289,899

Personal Products (0.0%)
Estee Lauder Cos., Inc. (The)
1.800%, 2/7/20	355,000	352,030
1.700%, 5/10/21	300,000	295,356
3.150%, 3/15/27	500,000	503,601

		1,150,987

Tobacco (0.4%)
Altria Group, Inc.
9.250%, 8/6/19	1,437,000	1,592,132
2.625%, 1/14/20	1,500,000	1,509,301
4.750%, 5/5/21	950,000	1,017,208
2.850%, 8/9/22	1,700,000	1,706,149
2.950%, 5/2/23	156,000	156,730
2.625%, 9/16/26 (x)	430,000	416,690
BAT Capital Corp.
2.297%, 8/14/20§	1,250,000	1,242,423
2.764%, 8/15/22§	1,250,000	1,239,946
3.222%, 8/15/24§	2,250,000	2,247,683
3.557%, 8/15/27§	3,250,000	3,245,292
Philip Morris International, Inc.
1.875%, 1/15/19	600,000	598,685
1.625%, 2/21/19	500,000	497,188
1.875%, 11/1/19	400,000	397,007
2.000%, 2/21/20	500,000	496,515
4.500%, 3/26/20	1,000,000	1,046,698
4.125%, 5/17/21	300,000	315,396
2.625%, 2/18/22	375,000	373,723
2.375%, 8/17/22	1,000,000	982,422
2.500%, 8/22/22	1,000,000	987,869
2.500%, 11/2/22	600,000	591,728
2.625%, 3/6/23	1,150,000	1,136,763
2.125%, 5/10/23	625,000	601,418
3.600%, 11/15/23	600,000	620,684
3.250%, 11/10/24	500,000	509,090
3.375%, 8/11/25	250,000	255,545
3.125%, 8/17/27	1,000,000	996,854
Reynolds American, Inc.
8.125%, 6/23/19	572,000	618,482
6.875%, 5/1/20	1,266,000	1,386,269
3.250%, 6/12/20	162,000	164,316
4.000%, 6/12/22	600,000	625,806
4.850%, 9/15/23	1,500,000	1,632,489
4.450%, 6/12/25	2,035,000	2,172,779

		31,381,280

Total Consumer Staples		211,117,538

Energy (3.1%)
Energy Equipment & Services (0.1%)
Baker Hughes a GE Co. LLC
3.200%, 8/15/21	286,000	291,317
2.773%, 12/15/22§	1,000,000	998,200
3.337%, 12/15/27§	1,250,000	1,246,625
Halliburton Co.
3.250%, 11/15/21	350,000	355,077
3.500%, 8/1/23	800,000	822,151
3.800%, 11/15/25	1,562,000	1,615,296

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CORE BOND INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

	Principal Amount	Value (Note 1)

Helmerich & Payne International Drilling Co.
4.650%, 3/15/25	$300,000	$319,597
National Oilwell Varco, Inc.
2.600%, 12/1/22	687,000	669,728
Oceaneering International, Inc.
4.650%, 11/15/24	500,000	483,554
Schlumberger Investment SA
3.650%, 12/1/23	1,500,000	1,575,835
TechnipFMC plc
3.450%, 10/1/22§	400,000	400,310

		8,777,690

Oil, Gas & Consumable Fuels (3.0%)
Anadarko Petroleum Corp.
8.700%, 3/15/19	927,000	991,983
4.850%, 3/15/21	475,000	500,602
3.450%, 7/15/24	800,000	790,720
5.550%, 3/15/26	1,250,000	1,402,519
Andeavor
3.800%, 4/1/28	300,000	300,414
Andeavor Logistics LP
3.500%, 12/1/22	865,000	859,053
Apache Corp.
3.625%, 2/1/21	1,000,000	1,024,299
3.250%, 4/15/22	362,000	366,064
Boardwalk Pipelines LP
5.750%, 9/15/19	739,000	774,522
4.950%, 12/15/24	500,000	529,783
5.950%, 6/1/26	250,000	276,785
BP Capital Markets plc
4.750%, 3/10/19	1,121,000	1,155,709
1.676%, 5/3/19	385,000	383,007
2.237%, 5/10/19	100,000	100,219
1.768%, 9/19/19	340,000	338,068
2.521%, 1/15/20	880,000	886,627
2.315%, 2/13/20	1,000,000	1,003,090
4.500%, 10/1/20	1,637,000	1,734,598
4.742%, 3/11/21	1,000,000	1,069,348
2.112%, 9/16/21	650,000	642,941
3.561%, 11/1/21	1,500,000	1,555,012
3.245%, 5/6/22	1,375,000	1,411,321
2.520%, 9/19/22	500,000	497,542
2.500%, 11/6/22	1,500,000	1,489,987
2.750%, 5/10/23	1,000,000	1,001,719
3.994%, 9/26/23	500,000	532,576
3.216%, 11/28/23	500,000	511,568
3.814%, 2/10/24	1,150,000	1,215,029
3.224%, 4/14/24	1,500,000	1,534,632
3.535%, 11/4/24	1,150,000	1,194,229
3.119%, 5/4/26	500,000	504,348
3.279%, 9/19/27	750,000	757,364
Buckeye Partners LP
4.875%, 2/1/21	1,420,000	1,491,267
Canadian Natural Resources Ltd.
2.950%, 1/15/23	1,425,000	1,420,892
3.800%, 4/15/24	64,000	66,383
3.850%, 6/1/27	1,300,000	1,327,323
Cenovus Energy, Inc.
5.700%, 10/15/19	1,060,000	1,113,663
3.000%, 8/15/22 (x)	765,000	758,306
4.250%, 4/15/27 (x)	1,250,000	1,244,248

Chevron Corp.
4.950%, 3/3/19	1,346,000	1,391,315
1.561%, 5/16/19	1,500,000	1,490,420
2.193%, 11/15/19	715,000	715,688
1.961%, 3/3/20	1,500,000	1,493,042
2.427%, 6/24/20	2,250,000	2,260,829
2.419%, 11/17/20	750,000	752,688
2.100%, 5/16/21	1,500,000	1,487,591
2.411%, 3/3/22	500,000	499,655
2.355%, 12/5/22	1,800,000	1,787,032
2.566%, 5/16/23	1,250,000	1,248,103
3.191%, 6/24/23	1,425,000	1,465,406
3.326%, 11/17/25	1,000,000	1,033,059
2.954%, 5/16/26	1,500,000	1,494,816
Cimarex Energy Co.
4.375%, 6/1/24	1,000,000	1,062,182
CNOOC Finance 2013 Ltd.
3.000%, 5/9/23	2,450,000	2,425,500
CNOOC Finance 2015 Australia Pty. Ltd.
2.625%, 5/5/20	1,000,000	995,776
CNOOC Finance 2015 USA LLC
3.500%, 5/5/25	1,600,000	1,616,000
CNOOC Nexen Finance 2014 ULC
4.250%, 4/30/24	1,100,000	1,159,476
Columbia Pipeline Group, Inc.
3.300%, 6/1/20	250,000	254,060
4.500%, 6/1/25	400,000	427,221
Concho Resources, Inc.
4.375%, 1/15/25	750,000	780,469
ConocoPhillips Co.
2.200%, 5/15/20	430,000	430,028
4.200%, 3/15/21	600,000	630,582
2.400%, 12/15/22	1,806,000	1,785,623
3.350%, 11/15/24	250,000	259,070
3.350%, 5/15/25 (x)	715,000	731,851
4.950%, 3/15/26	750,000	853,883
Devon Energy Corp.
4.000%, 7/15/21	837,000	871,225
3.250%, 5/15/22 (x)	750,000	761,719
5.850%, 12/15/25	500,000	582,024
Ecopetrol SA
7.625%, 7/23/19	1,859,000	1,991,454
5.875%, 9/18/23	1,000,000	1,105,000
4.125%, 1/16/25	1,000,000	1,008,750
Enable Midstream Partners LP
2.400%, 5/15/19	750,000	745,996
3.900%, 5/15/24	750,000	756,915
Enbridge Energy Partners LP
9.875%, 3/1/19	500,000	541,118
5.200%, 3/15/20	1,081,000	1,137,404
4.200%, 9/15/21	500,000	519,448
Enbridge, Inc.
2.900%, 7/15/22	500,000	496,956
3.500%, 6/10/24	1,000,000	1,007,510
4.250%, 12/1/26	500,000	521,562
3.700%, 7/15/27	1,250,000	1,250,229
Encana Corp.
6.500%, 5/15/19	500,000	525,312
3.900%, 11/15/21 (x)	500,000	512,813
Energy Transfer LP
9.700%, 3/15/19	346,000	374,206

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CORE BOND INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

	Principal Amount	Value (Note 1)

9.000%, 4/15/19	$1,000,000	$1,076,342
4.150%, 10/1/20	800,000	828,784
4.650%, 6/1/21	1,500,000	1,576,398
5.200%, 2/1/22	1,000,000	1,069,190
3.600%, 2/1/23	1,150,000	1,147,587
4.050%, 3/15/25	2,000,000	2,003,890
4.750%, 1/15/26	1,250,000	1,299,248
EnLink Midstream Partners LP
4.850%, 7/15/26	450,000	470,250
Enterprise Products Operating LLC
2.550%, 10/15/19	750,000	751,011
5.250%, 1/31/20	200,000	211,247
5.200%, 9/1/20	1,500,000	1,600,294
2.850%, 4/15/21	1,055,000	1,064,423
4.050%, 2/15/22	500,000	522,321
3.350%, 3/15/23	1,356,000	1,375,974
3.750%, 2/15/25	1,415,000	1,464,473
Series D
(ICE LIBOR USD 3 Month + 2.99%), 4.875%, 8/16/77 (k)	750,000	751,875
Series E
(ICE LIBOR USD 3 Month + 3.03%), 5.250%, 8/16/77 (k)	750,000	740,625
EOG Resources, Inc. 5.625%, 6/1/19	1,094,000	1,144,687
4.100%, 2/1/21	1,625,000	1,696,559
3.150%, 4/1/25	2,000,000	2,008,116
4.150%, 1/15/26	500,000	535,800
EQT Corp.
8.125%, 6/1/19	1,027,000	1,107,143
2.500%, 10/1/20	280,000	279,173
4.875%, 11/15/21	156,000	166,434
3.000%, 10/1/22	465,000	460,037
3.900%, 10/1/27	750,000	750,381
EQT Midstream Partners LP
4.000%, 8/1/24	415,000	416,038
Exxon Mobil Corp.
1.708%, 3/1/19	1,000,000	997,139
1.819%, 3/15/19	1,500,000	1,497,518
1.912%, 3/6/20	1,000,000	994,500
2.222%, 3/1/21	1,480,000	1,476,435
2.397%, 3/6/22	250,000	250,180
2.726%, 3/1/23	1,680,000	1,688,925
3.176%, 3/15/24	2,000,000	2,061,306
2.709%, 3/6/25	1,000,000	997,656
3.043%, 3/1/26	2,025,000	2,055,366
HollyFrontier Corp.
5.875%, 4/1/26	250,000	278,525
Husky Energy, Inc.
7.250%, 12/15/19	295,000	320,951
3.950%, 4/15/22	2,000,000	2,079,709
4.000%, 4/15/24	125,000	131,221
Kinder Morgan Energy Partners LP
2.650%, 2/1/19	500,000	500,880
9.000%, 2/1/19	793,000	845,239
6.850%, 2/15/20	1,061,000	1,152,696
6.500%, 4/1/20	375,000	404,525
5.300%, 9/15/20	202,000	215,424
3.500%, 3/1/21	2,040,000	2,080,341
5.800%, 3/1/21	1,000,000	1,088,981
4.150%, 3/1/22	500,000	520,259

3.950%, 9/1/22	3,750,000	3,866,793
3.450%, 2/15/23	500,000	502,810
3.500%, 9/1/23	100,000	100,390
4.250%, 9/1/24	750,000	778,009
Kinder Morgan, Inc.
3.150%, 1/15/23	750,000	743,367
Magellan Midstream Partners LP
6.550%, 7/15/19	287,000	304,716
4.250%, 2/1/21	624,000	652,535
5.000%, 3/1/26	250,000	279,836
Marathon Oil Corp.
2.700%, 6/1/20	750,000	748,213
2.800%, 11/1/22	875,000	865,703
3.850%, 6/1/25	750,000	763,652
Marathon Petroleum Corp.
3.400%, 12/15/20	1,000,000	1,026,095
5.125%, 3/1/21	391,000	422,046
MPLX LP
4.875%, 12/1/24	1,000,000	1,075,180
4.000%, 2/15/25	300,000	306,126
4.875%, 6/1/25	1,500,000	1,610,188
4.125%, 3/1/27	1,335,000	1,366,086
Nexen Energy ULC
6.200%, 7/30/19	500,000	527,078
Noble Energy, Inc.
4.150%, 12/15/21	156,000	163,458
3.900%, 11/15/24	1,500,000	1,551,458
Occidental Petroleum Corp.
3.125%, 2/15/22	1,500,000	1,543,352
2.600%, 4/15/22	900,000	906,183
2.700%, 2/15/23	1,156,000	1,160,844
3.400%, 4/15/26	355,000	364,567
Series 1
4.100%, 2/1/21	1,000,000	1,046,708
ONEOK Partners LP
8.625%, 3/1/19	1,602,000	1,709,093
3.375%, 10/1/22 (x)	150,000	151,047
5.000%, 9/15/23	1,000,000	1,065,421
ONEOK, Inc.
4.000%, 7/13/27	225,000	228,071
Petroleos Mexicanos
5.500%, 2/4/19	605,000	623,906
8.000%, 5/3/19	1,900,000	2,030,625
6.000%, 3/5/20 (x)	2,323,000	2,468,187
3.500%, 7/23/20	2,000,000	2,027,000
6.375%, 2/4/21	1,000,000	1,087,500
4.875%, 1/24/22	1,500,000	1,561,875
5.375%, 3/13/22§	500,000	531,250
3.500%, 1/30/23	2,381,000	2,330,999
4.625%, 9/21/23	1,300,000	1,337,375
4.875%, 1/18/24	2,000,000	2,071,900
2.378%, 4/15/25	810,000	803,925
2.460%, 12/15/25	800,000	803,207
4.500%, 1/23/26 (x)	2,000,000	1,997,500
6.875%, 8/4/26 (x)	1,000,000	1,132,500
6.500%, 3/13/27§	4,500,000	4,927,500
Phillips 66
4.300%, 4/1/22	2,250,000	2,382,486
Phillips 66 Partners LP
3.605%, 2/15/25	1,000,000	1,005,859
3.550%, 10/1/26	300,000	297,298

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CORE BOND INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

	Principal Amount	Value (Note 1)

Pioneer Natural Resources Co.
7.500%, 1/15/20	$250,000	$275,663
3.450%, 1/15/21	500,000	513,475
4.450%, 1/15/26	1,250,000	1,352,109
Plains All American Pipeline LP
2.600%, 12/15/19	1,575,000	1,562,085
5.000%, 2/1/21	1,000,000	1,047,017
3.850%, 10/15/23	250,000	248,125
3.600%, 11/1/24	1,250,000	1,215,625
4.500%, 12/15/26 (x)	500,000	508,296
Sabine Pass Liquefaction LLC
5.625%, 2/1/21	3,615,000	3,869,286
5.750%, 5/15/24	2,215,000	2,452,136
5.625%, 3/1/25	2,215,000	2,445,764
5.000%, 3/15/27	3,000,000	3,200,751
Spectra Energy Capital LLC
3.300%, 3/15/23	500,000	499,479
Spectra Energy Partners LP
3.500%, 3/15/25	1,000,000	1,003,134
3.375%, 10/15/26	315,000	310,768
Statoil ASA
2.250%, 11/8/19	1,000,000	1,002,425
2.900%, 11/8/20	1,170,000	1,187,412
2.750%, 11/10/21	1,000,000	1,009,496
3.150%, 1/23/22	1,000,000	1,023,991
2.450%, 1/17/23	500,000	495,204
2.650%, 1/15/24	500,000	497,625
3.700%, 3/1/24	1,000,000	1,049,944
3.250%, 11/10/24	600,000	616,552
Sunoco Logistics Partners Operations LP
4.400%, 4/1/21	250,000	260,505
3.450%, 1/15/23	750,000	744,895
4.250%, 4/1/24	1,000,000	1,021,999
5.950%, 12/1/25	250,000	280,793
3.900%, 7/15/26	500,000	487,899
TC PipeLines LP
4.375%, 3/13/25	1,000,000	1,044,125
3.900%, 5/25/27	200,000	200,294
Total Capital Canada Ltd.
2.750%, 7/15/23	1,000,000	1,005,385
Total Capital International SA
2.125%, 1/10/19	1,000,000	1,001,093
2.100%, 6/19/19	1,000,000	1,000,434
2.875%, 2/17/22	250,000	253,714
2.700%, 1/25/23	1,187,000	1,192,660
3.750%, 4/10/24	2,000,000	2,115,575
Total Capital SA
4.450%, 6/24/20	825,000	867,656
4.125%, 1/28/21	1,100,000	1,157,273
4.250%, 12/15/21	500,000	533,296
TransCanada PipeLines Ltd.
3.125%, 1/15/19	100,000	100,973
7.125%, 1/15/19	1,293,000	1,358,489
2.125%, 11/15/19	250,000	249,390
3.800%, 10/1/20	1,298,000	1,343,740
2.500%, 8/1/22	850,000	843,205
4.875%, 1/15/26	550,000	618,738
Valero Energy Corp.
9.375%, 3/15/19	554,000	600,088
6.125%, 2/1/20	1,154,000	1,240,282
3.650%, 3/15/25	600,000	619,751
3.400%, 9/15/26	350,000	352,310

Valero Energy Partners LP
4.375%, 12/15/26	215,000	225,119
Western Gas Partners LP
4.000%, 7/1/22	500,000	508,438
3.950%, 6/1/25	1,400,000	1,398,250
4.650%, 7/1/26	250,000	259,375
Williams Partners LP
5.250%, 3/15/20	1,000,000	1,059,703
4.125%, 11/15/20	250,000	260,897
4.000%, 11/15/21	750,000	775,744
3.600%, 3/15/22	1,500,000	1,532,125
3.350%, 8/15/22	1,200,000	1,208,788
4.500%, 11/15/23	1,000,000	1,060,684
4.300%, 3/4/24	3,000,000	3,148,319
4.000%, 9/15/25	2,500,000	2,565,196
3.750%, 6/15/27	500,000	498,755

		245,787,076

Total Energy		254,564,766

Financials (13.9%)
Banks (8.1%)
Agricultural Bank of China Ltd.
2.750%, 5/21/20	500,000	497,797
Australia & New Zealand Banking Group Ltd.
1.600%, 7/15/19	460,000	455,510
2.050%, 9/23/19	1,000,000	995,312
2.125%, 8/19/20 (x)	750,000	742,906
2.250%, 11/9/20	500,000	496,627
2.700%, 11/16/20	500,000	502,208
2.300%, 6/1/21	1,650,000	1,630,604
2.550%, 11/23/21	1,250,000	1,240,211
2.625%, 5/19/22	750,000	746,563
2.625%, 11/9/22	500,000	496,079
3.700%, 11/16/25	1,000,000	1,048,718
Banco Bilbao Vizcaya Argentaria SA
3.000%, 10/20/20	1,000,000	1,008,647
Banco Santander SA
3.500%, 4/11/22	1,000,000	1,017,812
3.125%, 2/23/23	570,000	564,759
4.250%, 4/11/27	1,000,000	1,034,778
Bancolombia SA
5.950%, 6/3/21	500,000	540,625
Bank of America Corp.
7.625%, 6/1/19	4,000	4,311
2.151%, 11/9/20	2,000,000	1,989,161
2.625%, 4/19/21	1,475,000	1,483,814
(ICE LIBOR USD 3 Month + 0.63%), 2.328%, 10/1/21 (k)	1,150,000	1,145,573
2.503%, 10/21/22	4,250,000	4,202,034
3.300%, 1/11/23	4,300,000	4,400,868
4.100%, 7/24/23	2,000,000	2,125,896
(ICE LIBOR USD 3 Month + 0.79%), 3.004%, 12/20/23 (k)§	10,430,000	10,442,467
4.125%, 1/22/24	1,200,000	1,278,574
4.000%, 4/1/24	5,000,000	5,292,057
4.200%, 8/26/24	625,000	656,717
4.000%, 1/22/25	1,000,000	1,037,868
3.875%, 8/1/25	2,000,000	2,105,992
(ICE LIBOR USD 3 Month + 1.09%), 3.093%, 10/1/25 (k)	1,150,000	1,147,895

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CORE BOND INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

	Principal Amount	Value (Note 1)

4.450%, 3/3/26	$655,000	$699,067
3.500%, 4/19/26	3,000,000	3,071,876
(ICE LIBOR USD 3 Month + 1.58%), 3.824%, 1/20/28 (k)	1,000,000	1,033,165
(ICE LIBOR USD 3 Month + 1.51%), 3.705%, 4/24/28 (k)	1,500,000	1,536,715
(ICE LIBOR USD 3 Month + 1.37%), 3.593%, 7/21/28 (k)	5,000,000	5,080,083
(ICE LIBOR USD 3 Month + 1.04%), 3.419%, 12/20/28 (k)§	4,450,000	4,447,462
Series L
2.600%, 1/15/19	252,000	253,336
2.650%, 4/1/19	1,133,000	1,140,427
2.250%, 4/21/20	2,050,000	2,050,137
3.950%, 4/21/25	2,450,000	2,535,177
Bank of Montreal
1.500%, 7/18/19	750,000	742,729
1.750%, 9/11/19	500,000	496,333
2.100%, 12/12/19	1,500,000	1,498,710
2.100%, 6/15/20	1,150,000	1,143,438
1.900%, 8/27/21	2,000,000	1,955,285
2.350%, 9/11/22	500,000	491,021
2.550%, 11/6/22	1,300,000	1,285,477
Bank of Nova Scotia (The)
1.950%, 1/15/19	750,000	748,700
2.050%, 6/5/19	1,000,000	997,999
1.650%, 6/14/19	2,000,000	1,984,440
2.350%, 10/21/20	1,250,000	1,246,990
4.375%, 1/13/21	1,150,000	1,212,824
2.450%, 3/22/21	750,000	747,999
2.800%, 7/21/21	1,000,000	1,005,902
2.700%, 3/7/22	250,000	249,142
2.450%, 9/19/22	3,050,000	3,011,042
Barclays Bank plc
5.140%, 10/14/20	2,269,000	2,408,172
Barclays plc
2.750%, 11/8/19	2,250,000	2,255,034
2.875%, 6/8/20	2,500,000	2,506,706
3.250%, 1/12/21	500,000	504,530
3.200%, 8/10/21	750,000	754,317
3.684%, 1/10/23	560,000	567,191
3.650%, 3/16/25	1,750,000	1,749,942
4.375%, 1/12/26	1,500,000	1,562,086
5.200%, 5/12/26	2,000,000	2,136,622
BB&T Corp.
2.250%, 2/1/19	600,000	600,490
6.850%, 4/30/19	100,000	106,092
5.250%, 11/1/19	460,000	484,129
2.625%, 6/29/20	1,000,000	1,006,273
2.150%, 2/1/21	650,000	643,858
2.050%, 5/10/21	2,000,000	1,969,851
3.950%, 3/22/22	250,000	262,582
2.750%, 4/1/22	1,000,000	1,006,368
2.850%, 10/26/24	500,000	497,155
BNP Paribas
3.250%, 3/3/23	650,000	658,785
BNP Paribas SA
2.450%, 3/17/19	1,700,000	1,707,752
5.000%, 1/15/21	2,000,000	2,141,863
4.250%, 10/15/24	1,000,000	1,051,034

Branch Banking & Trust Co.
1.450%, 5/10/19	775,000	767,841
2.100%, 1/15/20	1,000,000	995,433
2.250%, 6/1/20	400,000	398,967
2.625%, 1/15/22	1,250,000	1,251,960
3.625%, 9/16/25	2,000,000	2,075,452
3.800%, 10/30/26	300,000	314,309
Canadian Imperial Bank of Commerce
1.600%, 9/6/19	2,150,000	2,127,732
2.100%, 10/5/20	500,000	495,533
2.550%, 6/16/22	1,000,000	990,782
Capital One Bank USA NA
2.250%, 2/13/19	2,000,000	2,000,185
3.375%, 2/15/23	1,000,000	1,009,350
Capital One NA
2.350%, 1/31/20	2,750,000	2,743,759
2.950%, 7/23/21	1,000,000	1,006,190
2.250%, 9/13/21	2,000,000	1,961,952
2.650%, 8/8/22	750,000	743,244
Citibank NA
2.000%, 3/20/19	2,000,000	1,994,012
1.850%, 9/18/19	1,250,000	1,242,045
2.100%, 6/12/20	1,500,000	1,485,091
2.125%, 10/20/20	2,000,000	1,977,865
Citigroup, Inc.
2.050%, 6/7/19	1,250,000	1,246,236
2.450%, 1/10/20	2,000,000	1,997,199
2.400%, 2/18/20	2,000,000	1,995,236
2.650%, 10/26/20	4,250,000	4,273,671
2.700%, 3/30/21	1,150,000	1,153,020
2.350%, 8/2/21	1,000,000	988,172
2.900%, 12/8/21	2,000,000	2,007,205
4.500%, 1/14/22	200,000	212,781
2.750%, 4/25/22	1,275,000	1,268,764
4.050%, 7/30/22	150,000	156,012
2.700%, 10/27/22	2,500,000	2,471,514
3.375%, 3/1/23	1,150,000	1,169,082
3.500%, 5/15/23	1,000,000	1,014,366
3.875%, 10/25/23	1,550,000	1,616,610
3.750%, 6/16/24	500,000	515,564
4.000%, 8/5/24	2,500,000	2,591,013
3.875%, 3/26/25	500,000	511,675
3.300%, 4/27/25	3,000,000	3,023,568
4.400%, 6/10/25	650,000	685,345
3.700%, 1/12/26	3,000,000	3,083,150
4.600%, 3/9/26	595,000	633,110
3.400%, 5/1/26	2,500,000	2,516,252
3.200%, 10/21/26	3,250,000	3,219,317
(ICE LIBOR USD 3 Month + 1.39%), 3.668%, 7/24/28 (k)	3,000,000	3,038,340
(ICE LIBOR USD 3 Month + 1.15%), 3.520%, 10/27/28 (k)	2,500,000	2,498,555
Citizens Bank NA
2.450%, 12/4/19	750,000	752,336
2.250%, 3/2/20	765,000	763,534
2.200%, 5/26/20	895,000	890,588
2.250%, 10/30/20	650,000	644,854
2.550%, 5/13/21	610,000	607,615
2.650%, 5/26/22	505,000	500,447
Citizens Financial Group, Inc.
2.375%, 7/28/21	355,000	351,796
4.300%, 12/3/25	750,000	786,879

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CORE BOND INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

	Principal Amount	Value (Note 1)

Comerica Bank
2.500%, 6/2/20	$1,250,000	$1,253,228
4.000%, 7/27/25	250,000	258,565
Comerica, Inc.
2.125%, 5/23/19	400,000	398,911
Commonwealth Bank of Australia
2.250%, 3/13/19	1,000,000	1,001,120
2.050%, 3/15/19	1,000,000	998,745
2.300%, 9/6/19	1,000,000	1,000,403
2.300%, 3/12/20	1,000,000	997,923
2.400%, 11/2/20	1,000,000	998,866
2.550%, 3/15/21	900,000	900,653
Compass Bank
2.875%, 6/29/22	750,000	743,430
3.875%, 4/10/25	1,000,000	1,004,577
Cooperatieve Rabobank UA
2.250%, 1/14/19	2,500,000	2,506,361
2.250%, 1/14/20	1,000,000	998,401
4.500%, 1/11/21	1,500,000	1,589,932
2.500%, 1/19/21	1,100,000	1,101,814
2.750%, 1/10/22	595,000	598,782
3.875%, 2/8/22	2,812,000	2,951,963
3.950%, 11/9/22	1,000,000	1,039,653
4.625%, 12/1/23	1,000,000	1,068,488
3.375%, 5/21/25	1,000,000	1,026,013
4.375%, 8/4/25	500,000	527,712
3.750%, 7/21/26	815,000	825,852
Series BKTN
1.375%, 8/9/19	2,000,000	1,973,225
Credit Suisse Group Funding Guernsey Ltd.
2.750%, 3/26/20	500,000	501,621
3.125%, 12/10/20	1,250,000	1,264,699
3.450%, 4/16/21	2,000,000	2,044,130
3.800%, 9/15/22	2,500,000	2,573,688
3.800%, 6/9/23	1,000,000	1,030,272
3.750%, 3/26/25	750,000	764,937
4.550%, 4/17/26	2,000,000	2,139,338
Discover Bank
7.000%, 4/15/20	1,200,000	1,307,250
3.100%, 6/4/20	500,000	505,346
3.200%, 8/9/21	350,000	354,658
4.200%, 8/8/23	550,000	577,441
3.450%, 7/27/26	840,000	829,195
Fifth Third Bancorp
2.300%, 3/1/19	1,000,000	1,000,610
2.875%, 7/27/20	1,000,000	1,010,819
2.600%, 6/15/22	800,000	792,659
4.300%, 1/16/24	700,000	744,487
Fifth Third Bank
2.300%, 3/15/19	355,000	355,539
2.375%, 4/25/19	1,000,000	1,002,979
1.625%, 9/27/19	690,000	682,685
2.200%, 10/30/20	370,000	366,768
2.250%, 6/14/21	750,000	741,236
3.850%, 3/15/26	600,000	620,617
First Republic Bank
2.375%, 6/17/19	500,000	499,741
2.500%, 6/6/22	500,000	492,536
HSBC Bank USA NA
4.875%, 8/24/20	1,000,000	1,055,687

HSBC Holdings plc
3.400%, 3/8/21	2,250,000	2,296,889
5.100%, 4/5/21	2,700,000	2,898,647
2.950%, 5/25/21	1,750,000	1,761,236
2.650%, 1/5/22	2,500,000	2,481,210
4.875%, 1/14/22	750,000	807,424
4.000%, 3/30/22	1,650,000	1,723,695
(ICE LIBOR USD 3 Month + 1.06%), 3.262%, 3/13/23 (k)	1,500,000	1,519,358
3.600%, 5/25/23	1,500,000	1,545,596
(ICE LIBOR USD 3 Month + 0.92%), 3.033%, 11/22/23 (k)	300,000	300,261
4.250%, 3/14/24	1,700,000	1,772,833
4.250%, 8/18/25	1,600,000	1,661,092
4.300%, 3/8/26	2,500,000	2,656,547
3.900%, 5/25/26	1,140,000	1,177,600
4.375%, 11/23/26	1,815,000	1,890,625
(ICE LIBOR USD 3 Month + 1.55%), 4.041%, 3/13/28 (k)	1,250,000	1,298,718
Huntington Bancshares, Inc.
7.000%, 12/15/20 (x)	80,000	89,699
2.300%, 1/14/22	2,800,000	2,752,900
Huntington National Bank (The)
2.200%, 4/1/19	500,000	500,280
2.375%, 3/10/20	345,000	345,053
2.500%, 8/7/22	750,000	739,749
Industrial & Commercial Bank of China Ltd.
3.231%, 11/13/19	700,000	704,887
2.905%, 11/13/20	750,000	747,189
2.635%, 5/26/21	350,000	346,094
2.452%, 10/20/21	1,150,000	1,125,397
2.957%, 11/8/22	500,000	495,185
3.538%, 11/8/27	500,000	497,216
ING Groep NV
3.150%, 3/29/22	1,250,000	1,259,676
3.950%, 3/29/27	1,250,000	1,307,092
Intesa Sanpaolo SpA
3.875%, 1/15/19	1,000,000	1,017,381
5.250%, 1/12/24	1,500,000	1,640,264
JPMorgan Chase & Co.
2.350%, 1/28/19	3,000,000	3,007,197
1.850%, 3/22/19	2,500,000	2,487,861
6.300%, 4/23/19	1,707,000	1,796,948
4.950%, 3/25/20	500,000	528,034
2.750%, 6/23/20	1,250,000	1,259,960
4.400%, 7/22/20	3,230,000	3,391,654
4.250%, 10/15/20	874,000	915,342
2.550%, 10/29/20	3,385,000	3,389,804
2.550%, 3/1/21	1,000,000	999,758
4.625%, 5/10/21	2,000,000	2,128,889
2.400%, 6/7/21	1,250,000	1,241,274
4.350%, 8/15/21	300,000	317,447
4.500%, 1/24/22	2,000,000	2,135,780
3.250%, 9/23/22	2,849,000	2,907,380
2.972%, 1/15/23	3,250,000	3,266,550
3.200%, 1/25/23	4,369,000	4,447,055
(ICE LIBOR USD 3 Month + 0.94%), 2.776%, 4/25/23 (k)	2,062,000	2,051,330
3.375%, 5/1/23	2,075,000	2,107,444
2.700%, 5/18/23	2,000,000	1,984,376
3.875%, 2/1/24	3,000,000	3,157,159
3.625%, 5/13/24	3,000,000	3,112,980

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CORE BOND INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

	Principal Amount	Value (Note 1)

(ICE LIBOR USD 3 Month + 1.16%), 3.220%, 3/1/25 (k)	$2,365,000	$2,383,764
3.900%, 7/15/25	3,000,000	3,137,335
3.300%, 4/1/26	2,000,000	2,013,222
3.200%, 6/15/26	1,750,000	1,748,345
(ICE LIBOR USD 3 Month + 1.38%), 3.540%, 5/1/28 (k)	2,750,000	2,787,806
KeyBank NA
2.350%, 3/8/19	445,000	445,811
1.600%, 8/22/19	325,000	321,421
2.250%, 3/16/20	750,000	747,460
2.500%, 11/22/21	250,000	248,498
2.400%, 6/9/22	635,000	626,272
2.300%, 9/14/22	1,500,000	1,469,656
3.300%, 6/1/25	250,000	256,276
3.400%, 5/20/26	1,000,000	999,909
KeyCorp
2.900%, 9/15/20	1,175,000	1,186,591
5.100%, 3/24/21	1,375,000	1,479,402
Korea Development Bank (The)
3.000%, 3/17/19	1,000,000	1,003,605
2.500%, 3/11/20	1,000,000	990,466
2.250%, 5/18/20	1,000,000	984,674
4.625%, 11/16/21	250,000	264,426
2.625%, 2/27/22	2,000,000	1,968,414
3.000%, 9/14/22	1,000,000	995,964
2.750%, 3/19/23	500,000	490,389
3.750%, 1/22/24	500,000	517,377
Kreditanstalt fuer Wiederaufbau
1.500%, 2/6/19	1,000,000	995,048
1.875%, 4/1/19	3,150,000	3,145,072
4.875%, 6/17/19	1,900,000	1,977,646
1.000%, 7/15/19	3,000,000	2,953,504
1.250%, 9/30/19	3,000,000	2,958,057
1.750%, 10/15/19	2,500,000	2,485,761
4.000%, 1/27/20	8,539,000	8,862,287
1.750%, 3/31/20	3,000,000	2,974,437
1.500%, 4/20/20	4,000,000	3,965,408
1.875%, 6/30/20	3,000,000	2,979,261
2.750%, 9/8/20	2,436,000	2,472,110
2.750%, 10/1/20	3,150,000	3,197,397
1.875%, 11/30/20	1,500,000	1,486,608
1.875%, 12/15/20	2,250,000	2,228,051
1.625%, 3/15/21	4,000,000	3,924,864
1.500%, 6/15/21 (x)	4,000,000	3,898,751
2.375%, 8/25/21	1,500,000	1,504,482
1.750%, 9/15/21	3,950,000	3,873,801
2.000%, 11/30/21	2,000,000	1,976,105
2.625%, 1/25/22	3,000,000	3,068,043
2.125%, 3/7/22	3,500,000	3,468,866
2.125%, 6/15/22 (x)	3,000,000	2,968,161
2.000%, 10/4/22	2,312,000	2,268,835
2.125%, 1/17/23	3,350,000	3,299,518
2.500%, 11/20/24	5,000,000	4,995,388
2.000%, 5/2/25 (x)	3,000,000	2,886,579
Landwirtschaftliche Rentenbank
1.750%, 4/15/19	2,000,000	1,993,908
2.000%, 1/13/25	3,000,000	2,891,836
1.750%, 7/27/26	500,000	467,321
Series 29
1.375%, 10/23/19	829,000	819,120

Series 36
2.000%, 12/6/21	1,000,000	987,917
Series 37
2.500%, 11/15/27	2,000,000	1,974,137
Lloyds Bank plc
2.700%, 8/17/20	1,000,000	1,001,869
6.375%, 1/21/21	1,000,000	1,109,047
Lloyds Banking Group plc
3.100%, 7/6/21	375,000	378,717
3.000%, 1/11/22	1,365,000	1,369,043
(ICE LIBOR USD 3 Month + 0.81%), 2.907%, 11/7/23 (k)	1,750,000	1,731,598
4.582%, 12/10/25	1,000,000	1,049,631
4.650%, 3/24/26	1,750,000	1,844,420
3.750%, 1/11/27	1,385,000	1,403,990
(ICE LIBOR USD 3 Month + 1.21%), 3.574%, 11/7/28 (k)	1,750,000	1,731,854
Manufacturers & Traders Trust Co.
2.300%, 1/30/19	800,000	800,674
2.250%, 7/25/19	1,100,000	1,101,160
2.050%, 8/17/20	500,000	496,597
2.500%, 5/18/22	500,000	497,748
2.900%, 2/6/25	1,000,000	993,802
3.400%, 8/17/27	330,000	333,288
Mitsubishi UFJ Financial Group, Inc.
2.950%, 3/1/21	1,805,000	1,820,697
2.190%, 9/13/21	1,350,000	1,322,423
2.998%, 2/22/22	1,250,000	1,256,881
2.527%, 9/13/23	760,000	739,536
3.850%, 3/1/26	2,170,000	2,250,745
2.757%, 9/13/26	1,250,000	1,195,438
3.677%, 2/22/27	1,000,000	1,024,925
3.287%, 7/25/27	1,000,000	993,380
Mizuho Financial Group, Inc.
2.273%, 9/13/21	850,000	832,167
2.953%, 2/28/22	1,150,000	1,150,292
2.601%, 9/11/22	1,000,000	982,806
2.839%, 9/13/26	850,000	817,498
3.663%, 2/28/27	1,000,000	1,021,775
3.170%, 9/11/27	1,250,000	1,226,933
MUFG Americas Holdings Corp.
2.250%, 2/10/20	250,000	248,922
3.500%, 6/18/22	1,800,000	1,845,920
3.000%, 2/10/25	100,000	99,823
National Australia Bank Ltd.
1.375%, 7/12/19	1,000,000	987,673
2.250%, 1/10/20	1,000,000	998,204
2.125%, 5/22/20	1,000,000	993,152
2.625%, 1/14/21	750,000	751,364
1.875%, 7/12/21	1,000,000	974,612
2.800%, 1/10/22	1,000,000	1,003,470
2.500%, 5/22/22	1,000,000	989,242
3.000%, 1/20/23	1,350,000	1,359,134
3.375%, 1/14/26	750,000	760,596
2.500%, 7/12/26	1,500,000	1,423,814
National Bank of Canada
2.150%, 6/12/20	730,000	726,259
2.200%, 11/2/20	750,000	745,355
Oesterreichische Kontrollbank AG
1.625%, 3/12/19	1,000,000	995,194
1.125%, 4/26/19	3,000,000	2,965,063

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CORE BOND INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

	Principal Amount	Value (Note 1)

1.750%, 1/24/20	$700,000	$694,764
2.375%, 10/1/21	1,500,000	1,502,454
People’s United Financial, Inc.
3.650%, 12/6/22	300,000	308,982
PNC Bank NA
2.200%, 1/28/19	1,500,000	1,501,291
1.950%, 3/4/19	1,500,000	1,497,353
1.450%, 7/29/19	445,000	438,820
2.000%, 5/19/20	750,000	743,426
2.300%, 6/1/20	500,000	499,057
2.600%, 7/21/20	750,000	753,766
2.450%, 11/5/20	815,000	815,642
2.150%, 4/29/21	1,250,000	1,236,934
2.550%, 12/9/21	1,050,000	1,048,763
2.625%, 2/17/22	1,250,000	1,251,081
2.950%, 1/30/23	250,000	250,855
3.800%, 7/25/23	1,000,000	1,041,911
3.300%, 10/30/24	1,000,000	1,022,505
2.950%, 2/23/25	250,000	249,770
3.250%, 6/1/25	500,000	508,889
3.100%, 10/25/27	500,000	498,936
PNC Financial Services Group, Inc. (The)
6.700%, 6/10/19	500,000	531,590
5.125%, 2/8/20	981,000	1,035,424
4.375%, 8/11/20	1,839,000	1,928,579
2.854%, 11/9/22 (e)	2,000,000	2,002,300
3.900%, 4/29/24	500,000	525,111
3.150%, 5/19/27	750,000	751,571
Regions Financial Corp.
3.200%, 2/8/21	675,000	686,761
2.750%, 8/14/22	650,000	644,108
Royal Bank of Canada
2.150%, 3/15/19	750,000	749,855
1.625%, 4/15/19	1,000,000	993,236
1.500%, 7/29/19	500,000	494,398
2.125%, 3/2/20	1,000,000	995,384
2.150%, 3/6/20	750,000	746,959
2.150%, 10/26/20	560,000	555,891
2.350%, 10/30/20	1,250,000	1,247,365
2.500%, 1/19/21	1,000,000	1,001,357
2.750%, 2/1/22	750,000	755,259
4.650%, 1/27/26	2,000,000	2,154,438
Royal Bank of Scotland Group plc
(ICE LIBOR USD 3 Month + 1.48%), 3.498%, 5/15/23 (k)	2,000,000	2,001,563
3.875%, 9/12/23	800,000	812,652
4.800%, 4/5/26	2,750,000	2,941,640
Santander Holdings USA, Inc.
2.700%, 5/24/19	750,000	751,685
3.700%, 3/28/22 (x)§	1,590,000	1,609,403
3.400%, 1/18/23§	750,000	746,436
4.500%, 7/17/25	1,500,000	1,560,183
4.400%, 7/13/27§	485,000	496,243
Santander Issuances SAU
5.179%, 11/19/25	1,000,000	1,079,597
Santander UK Group Holdings plc
2.875%, 10/16/20	750,000	751,972
3.125%, 1/8/21	1,000,000	1,009,228
2.875%, 8/5/21	1,250,000	1,245,989
3.571%, 1/10/23	520,000	527,279

(ICE LIBOR USD 3 Month + 1.40%), 3.823%, 11/3/28 (k)	750,000	750,408
Santander UK plc
2.500%, 3/14/19	500,000	501,669
2.350%, 9/10/19	670,000	670,173
2.375%, 3/16/20	1,000,000	999,428
2.125%, 11/3/20	495,000	489,434
4.000%, 3/13/24	1,000,000	1,051,738
Skandinaviska Enskilda Banken AB
1.500%, 9/13/19	600,000	592,196
2.300%, 3/11/20	750,000	748,285
2.625%, 3/15/21	1,000,000	1,003,326
1.875%, 9/13/21	800,000	780,369
2.800%, 3/11/22	750,000	755,325
Sumitomo Mitsui Banking Corp.
2.450%, 1/10/19	800,000	801,636
1.966%, 1/11/19	1,000,000	997,156
2.050%, 1/18/19	750,000	748,446
2.250%, 7/11/19	750,000	749,239
2.092%, 10/18/19	750,000	746,271
2.450%, 1/16/20	500,000	500,286
2.650%, 7/23/20	750,000	752,982
2.450%, 10/20/20	800,000	801,371
3.200%, 7/18/22	750,000	758,180
3.000%, 1/18/23	1,000,000	998,933
3.950%, 1/10/24	2,250,000	2,361,371
3.400%, 7/11/24	1,000,000	1,025,670
3.650%, 7/23/25	750,000	777,861
Sumitomo Mitsui Financial Group, Inc.
2.934%, 3/9/21	1,250,000	1,262,108
2.442%, 10/19/21	1,000,000	987,005
2.846%, 1/11/22 (x)	1,500,000	1,499,127
2.778%, 10/18/22	750,000	743,222
3.784%, 3/9/26	1,250,000	1,297,976
3.010%, 10/19/26	1,000,000	973,193
3.446%, 1/11/27 (x)	1,700,000	1,710,947
3.364%, 7/12/27	750,000	753,314
3.352%, 10/18/27 (x)	750,000	751,191
SunTrust Bank
2.250%, 1/31/20	500,000	498,562
3.300%, 5/15/26	1,000,000	994,137
SunTrust Banks, Inc.
2.500%, 5/1/19	500,000	502,046
2.900%, 3/3/21	500,000	504,336
2.700%, 1/27/22	1,000,000	997,418
SVB Financial Group
5.375%, 9/15/20	160,000	172,035
Svenska Handelsbanken AB
2.500%, 1/25/19	3,000,000	3,011,925
1.500%, 9/6/19	1,000,000	989,387
1.950%, 9/8/20	540,000	533,119
2.450%, 3/30/21	1,145,000	1,143,257
1.875%, 9/7/21	505,000	493,572
Synovus Financial Corp.
3.125%, 11/1/22	300,000	298,545
Toronto-Dominion Bank (The)
1.950%, 1/22/19	1,500,000	1,499,322
2.125%, 7/2/19	1,000,000	1,000,024
1.900%, 10/24/19	2,750,000	2,733,499
2.250%, 11/5/19 (x)	1,000,000	1,000,212
1.850%, 9/11/20	1,165,000	1,149,267

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CORE BOND INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

	Principal Amount	Value (Note 1)

2.500%, 12/14/20	$1,000,000	$1,002,923
2.125%, 4/7/21	1,500,000	1,486,323
(USD Swap Semi 5 Year + 2.21%), 3.625%, 9/15/31 (k)	1,000,000	1,005,878
US Bancorp
2.350%, 1/29/21	1,000,000	997,360
4.125%, 5/24/21	1,000,000	1,053,236
3.000%, 3/15/22	750,000	762,994
2.950%, 7/15/22	1,600,000	1,618,911
3.700%, 1/30/24	500,000	527,040
3.600%, 9/11/24	1,000,000	1,038,273
3.100%, 4/27/26	1,415,000	1,408,853
Series V
2.375%, 7/22/26	2,000,000	1,883,006
Series X
3.150%, 4/27/27	2,550,000	2,561,772
US Bank NA
1.400%, 4/26/19	775,000	768,156
2.125%, 10/28/19	1,000,000	998,495
2.050%, 10/23/20	765,000	759,207
2.800%, 1/27/25	1,000,000	995,117
Wells Fargo & Co.
2.150%, 1/15/19	1,166,000	1,167,070
2.125%, 4/22/19	3,750,000	3,751,541
2.550%, 12/7/20	1,715,000	1,720,632
3.000%, 1/22/21	1,500,000	1,521,169
2.500%, 3/4/21	2,000,000	1,997,415
4.600%, 4/1/21	2,000,000	2,126,154
2.100%, 7/26/21	1,250,000	1,226,687
3.500%, 3/8/22	1,844,000	1,896,287
2.625%, 7/22/22	4,000,000	3,963,980
3.069%, 1/24/23	1,000,000	1,005,651
4.125%, 8/15/23	3,000,000	3,157,279
3.300%, 9/9/24	2,000,000	2,022,159
3.000%, 2/19/25	2,500,000	2,473,263
3.000%, 4/22/26	4,000,000	3,927,350
4.100%, 6/3/26	2,000,000	2,095,068
3.000%, 10/23/26	1,500,000	1,468,678
(ICE LIBOR USD 3 Month + 1.31%), 3.584%, 5/22/28 (k)	8,035,000	8,181,960
Series M
3.450%, 2/13/23	1,806,000	1,840,643
Series N
2.150%, 1/30/20	1,250,000	1,246,905
Wells Fargo Bank NA
1.750%, 5/24/19	1,250,000	1,243,873
2.150%, 12/6/19	1,500,000	1,497,729
Westpac Banking Corp.
2.250%, 1/17/19	600,000	601,168
1.650%, 5/13/19	750,000	745,149
1.600%, 8/19/19	1,500,000	1,485,501
4.875%, 11/19/19	1,800,000	1,885,402
2.150%, 3/6/20	1,000,000	996,156
2.300%, 5/26/20 (x)	1,000,000	998,627
2.600%, 11/23/20	1,500,000	1,507,482
2.100%, 5/13/21	750,000	740,326
2.000%, 8/19/21	1,250,000	1,226,626
2.800%, 1/11/22 (x)	2,250,000	2,266,009
2.500%, 6/28/22	1,250,000	1,239,904
2.750%, 1/11/23	750,000	747,829
2.850%, 5/13/26	750,000	731,262
2.700%, 8/19/26	1,750,000	1,683,495

3.350%, 3/8/27	1,250,000	1,260,358
(USD ICE Swap Rate 5 Year + 2.24%), 4.322%, 11/23/31 (k)	1,000,000	1,032,500

		679,329,847

Capital Markets (2.4%)
Affiliated Managers Group, Inc.
4.250%, 2/15/24	350,000	368,254
Ameriprise Financial, Inc.
7.300%, 6/28/19	861,000	924,392
5.300%, 3/15/20	156,000	165,480
4.000%, 10/15/23	150,000	160,198
3.700%, 10/15/24	750,000	779,166
2.875%, 9/15/26	500,000	490,277
Apollo Investment Corp.
5.250%, 3/3/25	350,000	359,842
Ares Capital Corp.
3.875%, 1/15/20	300,000	306,025
3.625%, 1/19/22	600,000	602,319
3.500%, 2/10/23	750,000	737,537
Bank of New York Mellon Corp. (The)
2.100%, 1/15/19	48,000	48,057
2.300%, 9/11/19	1,500,000	1,504,352
2.600%, 8/17/20	350,000	352,466
2.450%, 11/27/20	1,000,000	1,002,137
4.150%, 2/1/21	1,187,000	1,248,217
2.500%, 4/15/21	600,000	601,206
2.050%, 5/3/21	1,000,000	987,581
3.550%, 9/23/21	750,000	777,910
2.600%, 2/7/22	1,000,000	1,001,580
(ICE LIBOR USD 3 Month + 0.63%), 2.661%, 5/16/23 (k)	700,000	696,587
2.200%, 8/16/23	425,000	410,930
2.800%, 5/4/26	750,000	730,759
2.450%, 8/17/26	1,000,000	947,669
3.250%, 5/16/27	700,000	702,035
Series 0012 3.650%, 2/4/24	2,100,000	2,207,816
Series G
2.150%, 2/24/20	2,000,000	1,996,546
3.000%, 2/24/25	1,500,000	1,503,414
BlackRock, Inc.
4.250%, 5/24/21	1,000,000	1,066,486
3.375%, 6/1/22	500,000	517,103
3.500%, 3/18/24	1,400,000	1,459,931
3.200%, 3/15/27	347,000	350,604
Series 2 5.000%, 12/10/19	973,000	1,024,038
Brookfield Asset Management, Inc.
4.000%, 1/15/25	600,000	614,623
Brookfield Finance LLC
4.000%, 4/1/24	750,000	775,727
Cboe Global Markets, Inc.
1.950%, 6/28/19	315,000	313,384
3.650%, 1/12/27	650,000	670,151
Charles Schwab Corp. (The)
4.450%, 7/22/20	850,000	897,011
2.650%, 1/25/23	500,000	499,415
3.000%, 3/10/25	150,000	151,108
3.200%, 3/2/27	500,000	504,417
CME Group, Inc.
3.000%, 9/15/22	500,000	509,644
3.000%, 3/15/25	1,000,000	1,016,152

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CORE BOND INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

	Principal Amount	Value (Note 1)

Credit Suisse AG
2.300%, 5/28/19	$900,000	$901,606
5.300%, 8/13/19	1,346,000	1,410,896
5.400%, 1/14/20	2,000,000	2,111,220
4.375%, 8/5/20	2,200,000	2,303,888
3.000%, 10/29/21	850,000	860,236
3.625%, 9/9/24	3,000,000	3,106,391
Deutsche Bank AG
2.500%, 2/13/19	1,600,000	1,598,888
2.850%, 5/10/19	750,000	752,354
2.700%, 7/13/20	1,000,000	994,715
2.950%, 8/20/20	750,000	750,026
3.125%, 1/13/21	1,000,000	1,005,276
3.375%, 5/12/21	500,000	503,998
4.250%, 10/14/21	3,500,000	3,625,785
3.300%, 11/16/22	1,150,000	1,142,638
3.700%, 5/30/24	1,500,000	1,509,535
4.100%, 1/13/26	1,000,000	1,019,428
E*TRADE Financial Corp.
2.950%, 8/24/22	500,000	496,615
3.800%, 8/24/27	250,000	248,889
Eaton Vance Corp.
3.625%, 6/15/23	500,000	519,137
3.500%, 4/6/27	250,000	256,146
Franklin Resources, Inc.
2.850%, 3/30/25	1,250,000	1,251,890
FS Investment Corp.
4.000%, 7/15/19	400,000	405,761
4.250%, 1/15/20	150,000	152,894
Goldman Sachs Group, Inc. (The)
7.500%, 2/15/19	2,999,000	3,169,859
2.000%, 4/25/19	250,000	249,030
2.550%, 10/23/19	1,000,000	1,001,199
2.300%, 12/13/19	2,315,000	2,309,671
5.375%, 3/15/20	3,150,000	3,340,180
2.600%, 4/23/20	3,000,000	3,003,473
2.750%, 9/15/20	350,000	351,934
2.600%, 12/27/20	4,000,000	4,000,383
2.875%, 2/25/21	1,000,000	1,006,545
2.625%, 4/25/21	1,860,000	1,855,699
5.250%, 7/27/21	1,905,000	2,064,648
2.350%, 11/15/21	900,000	885,942
5.750%, 1/24/22	4,400,000	4,864,951
3.000%, 4/26/22	2,085,000	2,090,649
(ICE LIBOR USD 3 Month + 0.82%), 2.876%, 10/31/22 (k)	2,500,000	2,489,958
3.625%, 1/22/23	2,244,000	2,309,516
(ICE LIBOR USD 3 Month + 1.05%), 2.908%, 6/5/23 (k)	1,500,000	1,489,469
4.000%, 3/3/24	3,045,000	3,188,433
3.850%, 7/8/24	2,000,000	2,073,990
3.500%, 1/23/25	3,250,000	3,291,332
3.750%, 5/22/25	2,400,000	2,466,926
(ICE LIBOR USD 3 Month + 1.20%), 3.272%, 9/29/25 (k)	1,830,000	1,821,592
3.750%, 2/25/26	580,000	594,900
3.500%, 11/16/26	1,815,000	1,818,466
3.850%, 1/26/27	2,240,000	2,300,787
(ICE LIBOR USD 3 Month + 1.51%), 3.691%, 6/5/28 (k)	1,000,000	1,012,200
Series D
6.000%, 6/15/20	1,428,000	1,543,856

Intercontinental Exchange, Inc.
2.750%, 12/1/20	610,000	617,229
2.350%, 9/15/22	1,750,000	1,737,046
4.000%, 10/15/23	850,000	902,646
3.750%, 12/1/25	610,000	641,959
Invesco Finance plc
3.125%, 11/30/22	1,000,000	1,017,579
Jefferies Group LLC
8.500%, 7/15/19	1,446,000	1,575,024
5.125%, 1/20/23	117,000	126,618
4.850%, 1/15/27	665,000	707,455
Lazard Group LLC
4.250%, 11/14/20	1,000,000	1,042,748
Legg Mason, Inc.
4.750%, 3/15/26	250,000	268,210
Moody’s Corp.
2.750%, 7/15/19	500,000	503,299
5.500%, 9/1/20	500,000	538,575
2.750%, 12/15/21	250,000	250,253
4.500%, 9/1/22	31,000	33,254
2.625%, 1/15/23§	650,000	641,910
4.875%, 2/15/24	500,000	550,833
Morgan Stanley
2.500%, 1/24/19	2,000,000	2,008,986
2.450%, 2/1/19	1,145,000	1,148,135
7.300%, 5/13/19	2,718,000	2,897,797
2.375%, 7/23/19	3,000,000	3,004,053
5.625%, 9/23/19	2,039,000	2,151,669
5.500%, 1/26/20	250,000	265,398
2.650%, 1/27/20	3,000,000	3,013,733
2.800%, 6/16/20	3,000,000	3,024,189
5.500%, 7/24/20	1,522,000	1,632,254
5.750%, 1/25/21	4,112,000	4,482,351
2.500%, 4/21/21	2,500,000	2,491,290
5.500%, 7/28/21	2,130,000	2,328,916
2.625%, 11/17/21	2,205,000	2,192,326
2.750%, 5/19/22	2,065,000	2,055,639
4.875%, 11/1/22	312,000	335,493
3.750%, 2/25/23	3,394,000	3,519,720
4.100%, 5/22/23	2,000,000	2,082,803
3.700%, 10/23/24	2,000,000	2,054,256
4.000%, 7/23/25	505,000	528,993
5.000%, 11/24/25	3,000,000	3,279,675
3.875%, 1/27/26	3,000,000	3,118,038
3.125%, 7/27/26	3,000,000	2,950,963
3.625%, 1/20/27	4,000,000	4,079,563
Series F
3.875%, 4/29/24	2,500,000	2,605,614
Nasdaq, Inc.
5.550%, 1/15/20	894,000	950,596
3.850%, 6/30/26	145,000	149,407
Nomura Holdings, Inc.
2.750%, 3/19/19	1,000,000	1,003,584
6.700%, 3/4/20	959,000	1,037,348
Northern Trust Corp.
3.450%, 11/4/20	850,000	879,618
3.375%, 8/23/21	375,000	389,321
2.375%, 8/2/22	500,000	499,428
(ICE LIBOR USD 3 Month + 1.13%), 3.375%, 5/8/32 (k)	468,000	468,928
Prospect Capital Corp.
5.000%, 7/15/19	350,000	358,892

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CORE BOND INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

	Principal Amount	Value (Note 1)

S&P Global, Inc.
3.300%, 8/14/20	$600,000	$610,629
4.000%, 6/15/25	250,000	263,977
Stifel Financial Corp.
4.250%, 7/18/24	700,000	724,203
TD Ameritrade Holding Corp.
5.600%, 12/1/19	100,000	106,060
2.950%, 4/1/22	250,000	253,152
3.625%, 4/1/25	1,000,000	1,045,225
3.300%, 4/1/27	455,000	462,228
Thomson Reuters Corp.
4.700%, 10/15/19	369,000	382,443
4.300%, 11/23/23	500,000	527,715
3.350%, 5/15/26	570,000	565,353
UBS AG
2.375%, 8/14/19	2,500,000	2,501,098
2.350%, 3/26/20	2,750,000	2,749,094

		199,841,137

Consumer Finance (1.8%)
AerCap Ireland Capital DAC
3.750%, 5/15/19	2,225,000	2,261,158
4.625%, 10/30/20	2,350,000	2,464,569
4.500%, 5/15/21	2,150,000	2,256,604
3.950%, 2/1/22	2,700,000	2,784,997
3.500%, 5/26/22	1,030,000	1,042,503
3.500%, 1/15/25	600,000	593,406
3.650%, 7/21/27	1,000,000	988,002
American Express Co.
8.125%, 5/20/19	1,212,000	1,309,685
2.200%, 10/30/20	600,000	595,641
2.500%, 8/1/22	3,000,000	2,965,806
2.650%, 12/2/22	1,487,000	1,474,946
3.000%, 10/30/24	750,000	744,807
3.625%, 12/5/24	1,070,000	1,096,697
American Express Credit Corp.
2.125%, 3/18/19	750,000	749,876
1.875%, 5/3/19	1,005,000	1,002,544
2.250%, 8/15/19	2,000,000	2,003,318
1.700%, 10/30/19	750,000	743,336
2.375%, 5/26/20	1,750,000	1,746,048
2.250%, 5/5/21	2,000,000	1,983,437
3.300%, 5/3/27	1,150,000	1,163,591
American Honda Finance Corp.
1.200%, 7/12/19	1,000,000	985,799
2.000%, 11/13/19	500,000	498,250
2.000%, 2/14/20	750,000	745,921
1.650%, 7/12/21	1,000,000	970,699
1.700%, 9/9/21	2,400,000	2,329,523
2.600%, 11/16/22	650,000	648,762
2.900%, 2/16/24	500,000	501,621
2.300%, 9/9/26	720,000	678,057
Capital One Financial Corp.
2.500%, 5/12/20	1,987,000	1,986,123
2.400%, 10/30/20	175,000	174,016
4.750%, 7/15/21	500,000	533,374
3.050%, 3/9/22	600,000	603,526
3.750%, 4/24/24	1,000,000	1,032,216
3.300%, 10/30/24	350,000	348,334
4.200%, 10/29/25	750,000	771,597
3.750%, 7/28/26	2,000,000	1,989,990
3.750%, 3/9/27	1,150,000	1,161,801

Caterpillar Financial Services Corp.
7.150%, 2/15/19	1,000,000	1,055,403
1.900%, 3/22/19	1,000,000	997,964
1.350%, 5/18/19	1,000,000	990,176
2.100%, 6/9/19	700,000	700,133
2.000%, 11/29/19	270,000	269,123
2.100%, 1/10/20	385,000	384,232
2.000%, 3/5/20	1,000,000	994,658
1.850%, 9/4/20	500,000	493,784
1.931%, 10/1/21	1,000,000	979,442
2.850%, 6/1/22	500,000	504,910
2.400%, 6/6/22	1,000,000	990,863
2.550%, 11/29/22	500,000	496,651
2.625%, 3/1/23	1,000,000	994,758
3.300%, 6/9/24	1,250,000	1,286,645
2.400%, 8/9/26	250,000	239,817
Discover Financial Services
5.200%, 4/27/22	100,000	107,750
3.850%, 11/21/22	1,144,000	1,174,030
3.950%, 11/6/24	250,000	254,844
3.750%, 3/4/25	350,000	351,969
4.100%, 2/9/27	565,000	577,359
Ford Motor Credit Co. LLC
2.943%, 1/8/19	600,000	603,681
2.262%, 3/28/19	660,000	658,884
1.897%, 8/12/19	2,610,000	2,585,916
2.681%, 1/9/20	790,000	791,229
2.459%, 3/27/20	1,500,000	1,494,170
2.425%, 6/12/20	645,000	641,256
3.157%, 8/4/20	500,000	505,735
2.343%, 11/2/20	750,000	741,878
3.200%, 1/15/21	750,000	760,275
3.336%, 3/18/21	1,000,000	1,014,939
5.875%, 8/2/21	4,600,000	5,052,832
3.219%, 1/9/22	1,500,000	1,507,422
3.339%, 3/28/22	2,000,000	2,017,563
2.979%, 8/3/22	750,000	744,500
4.250%, 9/20/22	2,700,000	2,826,430
3.810%, 1/9/24	1,140,000	1,165,485
4.134%, 8/4/25	600,000	619,284
4.389%, 1/8/26	2,050,000	2,146,881
3.815%, 11/2/27	750,000	750,370
General Motors Financial Co., Inc.
3.100%, 1/15/19	500,000	502,263
2.400%, 5/9/19	780,000	780,206
2.350%, 10/4/19	750,000	747,726
3.150%, 1/15/20	1,000,000	1,010,592
2.650%, 4/13/20	625,000	625,062
3.200%, 7/13/20	1,250,000	1,265,157
2.450%, 11/6/20	1,750,000	1,735,287
3.700%, 11/24/20	1,750,000	1,795,164
4.200%, 3/1/21	750,000	780,682
3.200%, 7/6/21	2,250,000	2,268,266
3.450%, 1/14/22	1,000,000	1,013,189
3.450%, 4/10/22	2,000,000	2,024,758
3.150%, 6/30/22	225,000	224,793
3.700%, 5/9/23	875,000	892,210
3.950%, 4/13/24	1,000,000	1,028,482
3.500%, 11/7/24	1,750,000	1,742,075
4.000%, 1/15/25	2,000,000	2,049,989
4.300%, 7/13/25	1,250,000	1,306,045
5.250%, 3/1/26	700,000	771,088

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CORE BOND INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

	Principal Amount	Value (Note 1)

4.000%, 10/6/26	$750,000	$763,117
4.350%, 1/17/27	835,000	870,933
HSBC Finance Corp.
6.676%, 1/15/21	671,000	745,467
HSBC USA, Inc.
2.250%, 6/23/19	1,250,000	1,253,753
2.350%, 3/5/20	2,000,000	1,998,682
2.750%, 8/7/20	500,000	503,162
5.000%, 9/27/20	650,000	687,754
3.500%, 6/23/24	900,000	922,931
John Deere Capital Corp.
2.250%, 4/17/19	500,000	500,435
1.250%, 10/9/19	1,000,000	982,597
2.050%, 3/10/20	750,000	745,740
1.950%, 6/22/20	95,000	94,126
2.375%, 7/14/20	500,000	500,479
2.800%, 3/4/21	1,000,000	1,011,759
3.900%, 7/12/21	350,000	366,780
3.150%, 10/15/21	500,000	512,538
2.650%, 1/6/22	500,000	501,972
2.750%, 3/15/22	1,000,000	1,007,144
2.150%, 9/8/22	650,000	635,755
2.800%, 3/6/23	500,000	502,001
3.350%, 6/12/24	650,000	669,797
2.650%, 6/24/24	660,000	652,932
3.400%, 9/11/25 (x)	350,000	361,638
2.650%, 6/10/26	500,000	488,770
2.800%, 9/8/27 (x)	400,000	393,321
Series 0014 2.450%, 9/11/20	200,000	200,476
PACCAR Financial Corp.
1.300%, 5/10/19	215,000	212,707
1.950%, 2/27/20	210,000	208,667
2.300%, 8/10/22	1,000,000	985,764
Synchrony Financial
2.600%, 1/15/19	750,000	752,508
3.000%, 8/15/19	600,000	605,525
2.700%, 2/3/20	750,000	751,821
4.250%, 8/15/24	750,000	780,225
4.500%, 7/23/25	500,000	524,300
3.700%, 8/4/26	500,000	496,490
3.950%, 12/1/27	1,500,000	1,492,629
Toyota Motor Credit Corp.
1.700%, 1/9/19	1,000,000	996,899
1.700%, 2/19/19	500,000	498,138
2.125%, 7/18/19	1,000,000	1,000,656
1.550%, 10/18/19	750,000	742,428
2.150%, 3/12/20	3,000,000	2,995,677
1.950%, 4/17/20	500,000	496,822
4.500%, 6/17/20	300,000	315,835
4.250%, 1/11/21	1,300,000	1,367,518
1.900%, 4/8/21	750,000	737,298
2.750%, 5/17/21	750,000	757,320
3.400%, 9/15/21	1,050,000	1,083,425
2.600%, 1/11/22	1,000,000	1,003,108
3.300%, 1/12/22	156,000	160,629
2.800%, 7/13/22	750,000	756,994
2.150%, 9/8/22	850,000	833,211
2.625%, 1/10/23	1,150,000	1,149,556
2.250%, 10/18/23	750,000	731,984
2.900%, 4/17/24	500,000	504,251
3.200%, 1/11/27	1,000,000	1,017,702

Washington Prime Group LP
5.950%, 8/15/24	535,000	547,408

		151,348,409

Diversified Financial Services (0.7%)
Berkshire Hathaway, Inc.
2.100%, 8/14/19	700,000	700,829
2.200%, 3/15/21	1,360,000	1,355,151
3.750%, 8/15/21 (x)	500,000	523,905
3.400%, 1/31/22	500,000	518,982
3.000%, 2/11/23	500,000	509,696
2.750%, 3/15/23	1,000,000	1,006,693
3.125%, 3/15/26	2,395,000	2,418,910
Block Financial LLC
4.125%, 10/1/20	500,000	515,145
5.250%, 10/1/25	500,000	538,796
GE Capital International Funding Co. Unlimited Co.
2.342%, 11/15/20	12,385,000	12,322,118
3.373%, 11/15/25	5,000,000	5,059,329
Genpact Luxembourg Sarl
3.700%, 4/1/22§	250,000	248,521
JPMorgan Chase Bank NA
1.650%, 9/23/19	635,000	630,473
Leucadia National Corp.
5.500%, 10/18/23	800,000	858,560
National Rural Utilities Cooperative Finance Corp.
1.650%, 2/8/19	165,000	164,411
1.500%, 11/1/19	270,000	266,892
2.350%, 6/15/20	1,500,000	1,504,146
2.300%, 11/1/20	250,000	250,141
2.400%, 4/25/22	300,000	298,506
2.300%, 9/15/22	250,000	247,036
2.700%, 2/15/23	500,000	501,379
3.400%, 11/15/23	1,000,000	1,032,427
2.950%, 2/7/24	210,000	211,402
3.250%, 11/1/25	250,000	255,105
3.050%, 4/25/27	350,000	344,740
(ICE LIBOR USD 3 Month + 2.91%), 4.750%, 4/30/43 (k)	350,000	365,750
ORIX Corp.
2.900%, 7/18/22	330,000	328,172
3.250%, 12/4/24	750,000	748,692
3.700%, 7/18/27	400,000	401,199
Private Export Funding Corp.
Series II
2.050%, 11/15/22	1,125,000	1,106,632
Series KK
3.550%, 1/15/24	729,000	772,172
Series LL 2.250%, 3/15/20 (x)	2,000,000	2,004,566
Series MM
2.300%, 9/15/20	500,000	501,635
Shell International Finance BV
1.375%, 5/10/19	1,250,000	1,238,576
1.375%, 9/12/19	1,000,000	987,034
4.300%, 9/22/19	2,147,000	2,223,688
4.375%, 3/25/20	1,629,000	1,703,477
2.125%, 5/11/20	1,500,000	1,494,718
2.250%, 11/10/20	750,000	748,518
1.875%, 5/10/21	1,500,000	1,475,185

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CORE BOND INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

	Principal Amount	Value (Note 1)

1.750%, 9/12/21	$1,000,000	$975,244
2.375%, 8/21/22	1,175,000	1,165,314
3.400%, 8/12/23	900,000	936,866
3.250%, 5/11/25	2,500,000	2,564,361
2.875%, 5/10/26	1,250,000	1,246,730
2.500%, 9/12/26	1,000,000	967,060
Synchrony Bank
3.000%, 6/15/22	770,000	765,190
Voya Financial, Inc.
3.125%, 7/15/24	700,000	693,450
3.650%, 6/15/26	625,000	629,400

		58,326,922

Insurance (0.8%)
Aflac, Inc.
4.000%, 2/15/22	500,000	525,377
3.625%, 6/15/23	1,150,000	1,197,669
3.625%, 11/15/24	1,000,000	1,042,473
Alleghany Corp.
5.625%, 9/15/20	200,000	214,444
Allied World Assurance Co. Holdings Ltd.
5.500%, 11/15/20	500,000	532,991
4.350%, 10/29/25	250,000	252,618
Allstate Corp. (The)
7.450%, 5/16/19	973,000	1,039,111
3.150%, 6/15/23	156,000	158,036
3.280%, 12/15/26	500,000	507,424
(ICE LIBOR USD 3 Month + 2.94%), 5.750%, 8/15/53 (k)	500,000	547,500
Alterra Finance LLC
6.250%, 9/30/20	500,000	544,140
American Financial Group, Inc.
3.500%, 8/15/26	635,000	629,812
American International Group, Inc.
2.300%, 7/16/19	1,000,000	999,541
3.375%, 8/15/20	500,000	510,927
6.400%, 12/15/20	1,100,000	1,218,399
3.300%, 3/1/21	555,000	564,661
4.875%, 6/1/22	750,000	813,123
3.750%, 7/10/25	1,380,000	1,422,527
3.900%, 4/1/26	2,000,000	2,081,498
Aon Corp.
5.000%, 9/30/20	787,000	837,294
Aon plc
2.800%, 3/15/21	350,000	351,676
3.500%, 6/14/24	350,000	358,535
3.875%, 12/15/25	600,000	628,606
Arch Capital Finance LLC
4.011%, 12/15/26	500,000	521,402
Assurant, Inc.
4.000%, 3/15/23	300,000	306,388
Assured Guaranty US Holdings, Inc.
5.000%, 7/1/24	500,000	540,060
AXIS Specialty Finance LLC
5.875%, 6/1/20	700,000	748,290
AXIS Specialty Finance plc
4.000%, 12/6/27	500,000	501,840
Berkshire Hathaway Finance Corp.
1.700%, 3/15/19	1,000,000	995,673
1.300%, 8/15/19	355,000	350,920
4.250%, 1/15/21	1,175,000	1,242,951
3.000%, 5/15/22	656,000	670,053

Brighthouse Financial, Inc.
3.700%, 6/22/27§	2,000,000	1,968,437
Brown & Brown, Inc.
4.200%, 9/15/24	350,000	367,167
Chubb INA Holdings, Inc.
5.900%, 6/15/19	1,235,000	1,300,582
2.300%, 11/3/20	665,000	663,907
3.350%, 5/15/24	600,000	616,453
3.150%, 3/15/25	1,000,000	1,011,868
3.350%, 5/3/26	410,000	417,718
CNA Financial Corp.
5.875%, 8/15/20	902,000	973,213
4.500%, 3/1/26	500,000	535,292
3.450%, 8/15/27	500,000	491,541
Enstar Group Ltd.
4.500%, 3/10/22	250,000	255,232
Fidelity National Financial, Inc.
5.500%, 9/1/22	500,000	550,971
First American Financial Corp.
4.600%, 11/15/24	500,000	520,861
Hanover Insurance Group, Inc. (The)
4.500%, 4/15/26	750,000	783,195
Hartford Financial Services Group, Inc. (The)
6.000%, 1/15/19	1,000,000	1,038,450
5.500%, 3/30/20	900,000	958,445
5.125%, 4/15/22	250,000	272,826
Kemper Corp.
4.350%, 2/15/25	355,000	360,283
Lincoln National Corp.
6.250%, 2/15/20	485,000	521,930
4.850%, 6/24/21	334,000	358,208
3.625%, 12/12/26	500,000	508,963
Loews Corp.
2.625%, 5/15/23	900,000	889,226
3.750%, 4/1/26	300,000	310,317
Manulife Financial Corp.
4.150%, 3/4/26	1,000,000	1,059,269
(USD ICE Swap Rate 5 Year + 1.65%), 4.061%, 2/24/32 (k)	750,000	758,047
Markel Corp.
3.500%, 11/1/27	350,000	346,306
Marsh & McLennan Cos., Inc.
2.350%, 9/10/19	375,000	375,779
4.800%, 7/15/21	600,000	645,635
2.750%, 1/30/22	915,000	918,945
3.500%, 6/3/24	1,000,000	1,026,691
Mercury General Corp.
4.400%, 3/15/27	300,000	308,894
MetLife, Inc.
7.717%, 2/15/19	508,000	539,481
4.750%, 2/8/21	1,547,000	1,651,696
3.048%, 12/15/22	1,000,000	1,011,813
3.600%, 4/10/24	500,000	522,868
3.000%, 3/1/25	500,000	499,849
3.600%, 11/13/25	1,300,000	1,350,206
Series D
4.368%, 9/15/23	667,000	726,412
Montpelier Re Holdings Ltd.
4.700%, 10/15/22	250,000	263,306
Old Republic International Corp.
4.875%, 10/1/24	400,000	429,405
3.875%, 8/26/26	500,000	502,327

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CORE BOND INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

	Principal Amount	Value (Note 1)

PartnerRe Finance B LLC
5.500%, 6/1/20	$454,000	$479,318
Principal Financial Group, Inc.
3.100%, 11/15/26	350,000	345,157
(ICE LIBOR USD 3 Month + 3.04%), 4.700%, 5/15/55 (k)	300,000	307,500
Progressive Corp. (The)
3.750%, 8/23/21	219,000	228,267
Protective Life Corp.
7.375%, 10/15/19	550,000	595,938
Prudential Financial, Inc.
7.375%, 6/15/19	916,000	982,983
2.350%, 8/15/19	1,000,000	1,000,288
5.375%, 6/21/20	1,100,000	1,177,341
4.500%, 11/16/21	1,000,000	1,070,960
(ICE LIBOR USD 3 Month + 3.92%), 5.625%, 6/15/43 (k)	1,000,000	1,083,750
(ICE LIBOR USD 3 Month + 2.38%), 4.500%, 9/15/47 (k)(x)	1,075,000	1,085,750
Reinsurance Group of America, Inc.
6.450%, 11/15/19	369,000	395,117
5.000%, 6/1/21	60,000	64,140
4.700%, 9/15/23	1,000,000	1,077,303
RenaissanceRe Finance, Inc.
3.700%, 4/1/25	250,000	256,200
3.450%, 7/1/27	195,000	191,852
Torchmark Corp.
3.800%, 9/15/22	250,000	256,067
Travelers Cos., Inc. (The)
5.900%, 6/2/19	500,000	525,491
Trinity Acquisition plc
3.500%, 9/15/21	250,000	254,467
4.400%, 3/15/26	250,000	265,014
Unum Group
5.625%, 9/15/20	500,000	537,899
3.000%, 5/15/21	160,000	161,038
4.000%, 3/15/24	300,000	312,277
Willis North America, Inc.
3.600%, 5/15/24 (x)	550,000	555,755
Willis Towers Watson plc
5.750%, 3/15/21	500,000	542,488
WR Berkley Corp.
5.375%, 9/15/20	100,000	106,329
4.625%, 3/15/22	750,000	798,091
XLIT Ltd.
4.450%, 3/31/25	780,000	795,403

		66,920,156

Thrifts & Mortgage Finance (0.1%)
BPCE SA
2.500%, 7/15/19	1,250,000	1,254,129
2.250%, 1/27/20	500,000	498,978
2.650%, 2/3/21	750,000	752,636
2.750%, 12/2/21	500,000	501,245
4.000%, 4/15/24	1,250,000	1,321,344
3.375%, 12/2/26	500,000	506,739

		4,835,071

Total Financials		1,160,601,542

Health Care (3.2%)
Biotechnology (0.7%)
AbbVie, Inc.
2.500%, 5/14/20	3,500,000	3,508,273
2.300%, 5/14/21	1,450,000	1,436,829
2.900%, 11/6/22	2,519,000	2,525,172
3.200%, 11/6/22	1,000,000	1,012,931
2.850%, 5/14/23	1,000,000	997,700
3.600%, 5/14/25	3,000,000	3,079,914
3.200%, 5/14/26	1,500,000	1,496,613
Amgen, Inc.
5.700%, 2/1/19	958,000	994,221
2.200%, 5/22/19	750,000	750,465
4.500%, 3/15/20	315,000	329,560
2.125%, 5/1/20	250,000	248,491
2.200%, 5/11/20	1,100,000	1,095,095
3.450%, 10/1/20	1,312,000	1,346,111
4.100%, 6/15/21	1,000,000	1,049,308
1.850%, 8/19/21	500,000	485,996
2.700%, 5/1/22	500,000	498,747
2.650%, 5/11/22	600,000	597,100
3.625%, 5/15/22	1,094,000	1,132,136
2.250%, 8/19/23 (x)	1,150,000	1,114,304
3.625%, 5/22/24	1,750,000	1,822,319
3.125%, 5/1/25	250,000	250,912
2.600%, 8/19/26	1,150,000	1,099,136
3.200%, 11/2/27	1,250,000	1,247,480
Baxalta, Inc.
2.875%, 6/23/20	800,000	803,647
3.600%, 6/23/22	750,000	766,814
4.000%, 6/23/25	800,000	824,341
Biogen, Inc.
2.900%, 9/15/20	1,000,000	1,012,258
3.625%, 9/15/22	570,000	587,268
4.050%, 9/15/25	570,000	602,732
Celgene Corp.
2.875%, 8/15/20	1,000,000	1,009,522
3.950%, 10/15/20	1,031,000	1,065,686
3.250%, 8/15/22	850,000	861,600
3.550%, 8/15/22	1,000,000	1,026,440
2.750%, 2/15/23	500,000	492,728
4.000%, 8/15/23	850,000	890,417
3.625%, 5/15/24	2,000,000	2,053,107
3.875%, 8/15/25	1,000,000	1,034,577
3.450%, 11/15/27	750,000	749,071
Gilead Sciences, Inc.
2.050%, 4/1/19	1,150,000	1,149,961
1.850%, 9/20/19	340,000	338,465
2.350%, 2/1/20	380,000	381,639
2.550%, 9/1/20	2,250,000	2,269,035
4.400%, 12/1/21	2,187,000	2,335,218
1.950%, 3/1/22	255,000	248,437
3.250%, 9/1/22	835,000	855,887
2.500%, 9/1/23	755,000	741,909
3.700%, 4/1/24	1,000,000	1,049,984
3.650%, 3/1/26	2,500,000	2,593,295

		53,862,851

Health Care Equipment & Supplies (0.6%)
Abbott Laboratories
5.125%, 4/1/19	676,000	699,348
2.350%, 11/22/19	1,785,000	1,783,650

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CORE BOND INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

	Principal Amount	Value (Note 1)

2.000%, 3/15/20	$500,000	$495,113
4.125%, 5/27/20	325,000	338,062
2.800%, 9/15/20	650,000	654,304
2.900%, 11/30/21	1,650,000	1,659,640
2.550%, 3/15/22	750,000	742,521
3.250%, 4/15/23	1,150,000	1,163,816
3.400%, 11/30/23	1,750,000	1,778,326
2.950%, 3/15/25	1,000,000	981,430
3.875%, 9/15/25	490,000	507,024
3.750%, 11/30/26	3,500,000	3,591,525
Baxter International, Inc.
1.700%, 8/15/21	500,000	484,328
2.600%, 8/15/26 (x)	500,000	476,712
Becton Dickinson and Co.
2.133%, 6/6/19	1,000,000	996,620
2.675%, 12/15/19	545,000	546,176
2.404%, 6/5/20	435,000	432,521
3.250%, 11/12/20	1,300,000	1,319,649
4.400%, 1/15/21 (r)§	190,000	198,126
2.894%, 6/6/22	1,000,000	994,093
3.363%, 6/6/24	1,000,000	1,002,883
3.734%, 12/15/24	1,857,000	1,899,611
3.000%, 5/15/26 (r)§	750,000	739,547
3.700%, 6/6/27	2,250,000	2,263,725
Boston Scientific Corp.
6.000%, 1/15/20	1,100,000	1,176,057
2.850%, 5/15/20	250,000	251,368
3.375%, 5/15/22	250,000	253,780
3.850%, 5/15/25	750,000	772,338
Covidien International Finance SA
4.200%, 6/15/20	700,000	730,134
Danaher Corp.
2.400%, 9/15/20	500,000	500,912
3.350%, 9/15/25	310,000	321,085
Koninklijke Philips NV
3.750%, 3/15/22	406,000	422,463
Medtronic Global Holdings SCA
1.700%, 3/28/19	750,000	746,704
Medtronic, Inc.
2.500%, 3/15/20	1,170,000	1,176,181
4.450%, 3/15/20	1,794,000	1,874,223
4.125%, 3/15/21	500,000	524,488
3.125%, 3/15/22	150,000	153,283
3.150%, 3/15/22	2,000,000	2,046,063
2.750%, 4/1/23	769,000	768,187
3.625%, 3/15/24	1,000,000	1,050,655
3.500%, 3/15/25	3,000,000	3,119,107
Stryker Corp.
2.000%, 3/8/19	460,000	458,542
4.375%, 1/15/20	269,000	279,257
2.625%, 3/15/21	750,000	751,346
3.375%, 11/1/25	2,000,000	2,050,208
3.500%, 3/15/26	375,000	386,903
Zimmer Biomet Holdings, Inc.
2.700%, 4/1/20	1,100,000	1,098,777
3.375%, 11/30/21	500,000	505,736
3.150%, 4/1/22	750,000	748,601
3.550%, 4/1/25	1,075,000	1,074,222

		48,989,370

Health Care Providers & Services (0.7%)
Aetna, Inc.
2.200%, 3/15/19	750,000	746,983
2.750%, 11/15/22	1,000,000	989,860
2.800%, 6/15/23	675,000	663,854
3.500%, 11/15/24	500,000	506,837
AmerisourceBergen Corp.
3.400%, 5/15/24	600,000	611,166
3.450%, 12/15/27	400,000	396,288
Anthem, Inc.
4.350%, 8/15/20	1,200,000	1,254,430
2.500%, 11/21/20	235,000	234,502
3.125%, 5/15/22	500,000	503,318
2.950%, 12/1/22	800,000	800,692
3.300%, 1/15/23	150,000	152,268
3.500%, 8/15/24	1,000,000	1,020,148
3.350%, 12/1/24	500,000	504,441
3.650%, 12/1/27	715,000	728,313
Cardinal Health, Inc.
1.948%, 6/14/19	600,000	596,258
4.625%, 12/15/20	1,000,000	1,052,131
2.616%, 6/15/22	800,000	783,110
3.200%, 3/15/23	1,000,000	999,659
3.079%, 6/15/24	500,000	491,611
3.410%, 6/15/27	1,250,000	1,222,346
Cigna Corp.
5.125%, 6/15/20	682,000	721,593
4.500%, 3/15/21	406,000	427,602
4.000%, 2/15/22	500,000	522,708
3.250%, 4/15/25	1,000,000	1,007,678
Coventry Health Care, Inc.
5.450%, 6/15/21	650,000	702,000
Dignity Health
2.637%, 11/1/19	425,000	426,742
Express Scripts Holding Co.
2.600%, 11/30/20 (x)	750,000	746,830
3.300%, 2/25/21	200,000	202,988
4.750%, 11/15/21	1,350,000	1,439,258
3.900%, 2/15/22	2,156,000	2,232,209
3.050%, 11/30/22	775,000	772,729
3.000%, 7/15/23	1,050,000	1,039,728
3.500%, 6/15/24	1,000,000	1,008,650
4.500%, 2/25/26	750,000	794,101
Howard Hughes Medical Institute
3.500%, 9/1/23	1,000,000	1,048,539
Humana, Inc.
2.625%, 10/1/19	1,000,000	1,002,531
2.500%, 12/15/20	175,000	174,832
2.900%, 12/15/22	350,000	349,230
3.950%, 3/15/27	375,000	387,704
Kaiser Foundation Hospitals
3.500%, 4/1/22	350,000	360,232
3.150%, 5/1/27	375,000	376,121
Laboratory Corp. of America Holdings
4.625%, 11/15/20	1,600,000	1,686,064
3.750%, 8/23/22	56,000	57,949
4.000%, 11/1/23	500,000	518,096
3.250%, 9/1/24	750,000	749,852
Magellan Health, Inc.
4.400%, 9/22/24	250,000	251,420

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CORE BOND INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

	Principal Amount	Value (Note 1)

McKesson Corp.
2.284%, 3/15/19	$1,345,000	$1,346,072
4.750%, 3/1/21	500,000	531,311
2.850%, 3/15/23	1,200,000	1,195,296
3.796%, 3/15/24	1,000,000	1,036,617
Medco Health Solutions, Inc.
4.125%, 9/15/20	275,000	285,223
Merck Sharp & Dohme Corp.
5.000%, 6/30/19	1,150,000	1,199,109
Providence St Joseph Health Obligated Group Series H
2.746%, 10/1/26	400,000	387,101
Quest Diagnostics, Inc.
2.700%, 4/1/19	500,000	502,179
2.500%, 3/30/20	400,000	399,044
4.700%, 4/1/21	100,000	105,944
3.500%, 3/30/25	400,000	404,161
3.450%, 6/1/26	775,000	777,323
UnitedHealth Group, Inc.
1.700%, 2/15/19	500,000	497,795
1.625%, 3/15/19	750,000	745,607
2.300%, 12/15/19	500,000	500,563
2.700%, 7/15/20	1,875,000	1,893,523
1.950%, 10/15/20	500,000	494,958
4.700%, 2/15/21	850,000	902,264
2.125%, 3/15/21	500,000	495,539
2.875%, 3/15/22	500,000	504,653
3.350%, 7/15/22	1,000,000	1,028,359
2.375%, 10/15/22	750,000	742,380
2.750%, 2/15/23	1,000,000	1,001,803
2.875%, 3/15/23	600,000	604,437
3.750%, 7/15/25	2,000,000	2,110,947
3.100%, 3/15/26	500,000	504,090
3.450%, 1/15/27	750,000	772,627
2.950%, 10/15/27	1,000,000	999,861

		55,234,387

Life Sciences Tools & Services (0.1%)
Agilent Technologies, Inc.
5.000%, 7/15/20	600,000	637,090
3.875%, 7/15/23	1,094,000	1,134,750
Life Technologies Corp.
6.000%, 3/1/20	1,100,000	1,176,537
5.000%, 1/15/21	125,000	131,653
Thermo Fisher Scientific, Inc.
2.400%, 2/1/19	1,100,000	1,102,310
4.700%, 5/1/20	100,000	105,195
4.500%, 3/1/21	1,000,000	1,056,232
3.600%, 8/15/21	265,000	272,360
3.300%, 2/15/22	875,000	894,920
3.150%, 1/15/23	1,000,000	1,012,968
3.000%, 4/15/23	355,000	355,567
4.150%, 2/1/24	1,000,000	1,063,394
3.650%, 12/15/25	500,000	515,481
2.950%, 9/19/26	245,000	238,143
3.200%, 8/15/27	1,000,000	991,557

		10,688,157

Pharmaceuticals (1.1%)
Actavis, Inc.
3.250%, 10/1/22	1,300,000	1,300,451

Allergan Funding SCS
2.450%, 6/15/19	535,000	534,937
3.000%, 3/12/20	2,400,000	2,422,299
3.450%, 3/15/22	2,440,000	2,475,111
3.850%, 6/15/24	1,250,000	1,281,559
3.800%, 3/15/25	3,125,000	3,182,501
Allergan, Inc.
3.375%, 9/15/20	1,000,000	1,017,274
2.800%, 3/15/23	400,000	392,356
AstraZeneca plc
2.375%, 11/16/20	1,500,000	1,497,745
2.375%, 6/12/22	1,000,000	984,369
3.375%, 11/16/25	1,500,000	1,526,616
3.125%, 6/12/27	1,150,000	1,137,887
Bristol-Myers Squibb Co.
1.600%, 2/27/19	1,000,000	995,263
1.750%, 3/1/19	750,000	747,415
2.000%, 8/1/22	656,000	640,740
3.250%, 2/27/27	750,000	769,681
Eli Lilly & Co.
1.950%, 3/15/19	500,000	499,314
2.350%, 5/15/22	250,000	248,940
2.750%, 6/1/25	1,500,000	1,502,909
3.100%, 5/15/27	622,000	630,912
GlaxoSmithKline Capital plc
2.850%, 5/8/22	2,000,000	2,029,347
GlaxoSmithKline Capital, Inc.
2.800%, 3/18/23	1,156,000	1,162,021
Johnson & Johnson
1.125%, 3/1/19	465,000	460,514
1.950%, 11/10/20	250,000	248,610
1.650%, 3/1/21	750,000	733,386
3.550%, 5/15/21	500,000	521,394
2.450%, 12/5/21	1,250,000	1,256,921
2.250%, 3/3/22	1,500,000	1,492,984
2.050%, 3/1/23	750,000	732,272
3.375%, 12/5/23	500,000	521,378
2.625%, 1/15/25	750,000	746,091
2.450%, 3/1/26	750,000	732,161
2.950%, 3/3/27	2,000,000	2,025,915
Merck & Co., Inc.
1.850%, 2/10/20	1,000,000	993,730
3.875%, 1/15/21	1,000,000	1,046,445
2.350%, 2/10/22	1,000,000	999,436
2.400%, 9/15/22	1,200,000	1,193,695
2.800%, 5/18/23	1,700,000	1,708,313
2.750%, 2/10/25	1,000,000	994,035
Mylan NV
2.500%, 6/7/19	735,000	734,433
3.750%, 12/15/20	750,000	770,098
3.150%, 6/15/21	1,750,000	1,761,075
3.950%, 6/15/26	1,750,000	1,764,683
Mylan, Inc.
2.550%, 3/28/19	412,000	412,042
Novartis Capital Corp.
1.800%, 2/14/20	405,000	400,967
4.400%, 4/24/20	100,000	104,897
2.400%, 5/17/22	750,000	747,129
2.400%, 9/21/22	1,200,000	1,194,601
3.400%, 5/6/24	1,000,000	1,037,611
3.000%, 11/20/25	1,500,000	1,514,806
3.100%, 5/17/27	3,000,000	3,057,799

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CORE BOND INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

	Principal Amount	Value (Note 1)

Novartis Securities Investment Ltd.
5.125%, 2/10/19	$3,710,000	$3,831,397
Perrigo Finance Unlimited Co.
4.375%, 3/15/26	700,000	717,697
Pfizer, Inc.
1.450%, 6/3/19	1,250,000	1,240,146
1.700%, 12/15/19	750,000	744,422
1.950%, 6/3/21	1,250,000	1,235,982
2.200%, 12/15/21	750,000	744,297
3.000%, 6/15/23	1,000,000	1,017,578
3.400%, 5/15/24	1,500,000	1,563,618
2.750%, 6/3/26	1,000,000	987,968
3.000%, 12/15/26	1,500,000	1,509,535
Sanofi
4.000%, 3/29/21	2,106,000	2,212,606
Shire Acquisitions Investments Ireland DAC
1.900%, 9/23/19	2,500,000	2,476,456
2.400%, 9/23/21	2,500,000	2,459,501
2.875%, 9/23/23	2,250,000	2,212,983
3.200%, 9/23/26	2,450,000	2,388,357
Teva Pharmaceutical Finance Co. BV
2.950%, 12/18/22	937,000	836,272
Teva Pharmaceutical Finance IV BV
3.650%, 11/10/21	1,750,000	1,668,100
Teva Pharmaceutical Finance IV LLC
2.250%, 3/18/20	500,000	483,875
Teva Pharmaceutical Finance Netherlands III BV
1.700%, 7/19/19	575,000	558,652
2.200%, 7/21/21	1,325,000	1,213,958
2.800%, 7/21/23 (x)	2,405,000	2,083,331
3.150%, 10/1/26 (x)	3,000,000	2,463,750
Zoetis, Inc.
3.450%, 11/13/20	250,000	255,983
3.250%, 2/1/23	1,185,000	1,203,891
4.500%, 11/13/25	750,000	816,241
3.000%, 9/12/27	500,000	489,054

		94,302,718

Total Health Care		263,077,483

Industrials (1.8%)
Aerospace & Defense (0.5%)
Boeing Co. (The)
6.000%, 3/15/19	1,046,000	1,092,462
1.650%, 10/30/20	600,000	592,179
2.125%, 3/1/22	250,000	247,504
1.875%, 6/15/23	300,000	288,993
2.850%, 10/30/24	300,000	302,161
2.600%, 10/30/25	650,000	641,323
2.250%, 6/15/26	300,000	284,349
Embraer Netherlands Finance BV
5.050%, 6/15/25	1,750,000	1,854,997
Embraer Overseas Ltd.
5.696%, 9/16/23§	1,750,000	1,909,685
General Dynamics Corp.
3.875%, 7/15/21	562,000	592,326
2.250%, 11/15/22	1,094,000	1,078,565
1.875%, 8/15/23	650,000	624,191
2.375%, 11/15/24	500,000	487,529
2.125%, 8/15/26	750,000	703,359

Hexcel Corp.
4.700%, 8/15/25	150,000	160,274
3.950%, 2/15/27	350,000	357,775
L3 Technologies, Inc.
5.200%, 10/15/19	1,100,000	1,151,937
4.950%, 2/15/21	1,194,000	1,271,863
3.950%, 5/28/24	206,000	213,334
3.850%, 12/15/26	245,000	252,325
Lockheed Martin Corp.
4.250%, 11/15/19	1,624,000	1,684,909
2.500%, 11/23/20	1,000,000	1,004,161
3.350%, 9/15/21	500,000	513,252
3.100%, 1/15/23	500,000	509,666
2.900%, 3/1/25	250,000	249,764
3.550%, 1/15/26	1,250,000	1,299,340
Northrop Grumman Corp.
2.080%, 10/15/20	810,000	802,923
3.500%, 3/15/21	31,000	31,967
2.550%, 10/15/22	1,250,000	1,242,126
3.250%, 8/1/23	2,100,000	2,144,383
2.930%, 1/15/25	1,000,000	994,622
Precision Castparts Corp.
2.250%, 6/15/20	750,000	751,898
2.500%, 1/15/23	562,000	557,932
3.250%, 6/15/25	750,000	766,920
Raytheon Co.
4.400%, 2/15/20	1,069,000	1,116,267
3.125%, 10/15/20	1,156,000	1,182,608
2.500%, 12/15/22	500,000	498,507
Rockwell Collins, Inc.
1.950%, 7/15/19	185,000	184,028
5.250%, 7/15/19	235,000	245,400
2.800%, 3/15/22	1,000,000	999,557
3.200%, 3/15/24	1,000,000	1,006,980
3.500%, 3/15/27	715,000	726,766
Spirit AeroSystems, Inc.
3.850%, 6/15/26	375,000	379,022
Textron, Inc.
3.875%, 3/1/25	285,000	294,799
4.000%, 3/15/26	175,000	182,977
3.650%, 3/15/27	250,000	253,999
United Technologies Corp.
1.500%, 11/1/19	750,000	740,038
4.500%, 4/15/20	1,275,000	1,335,259
1.900%, 5/4/20	750,000	742,978
1.950%, 11/1/21	750,000	733,179
2.300%, 5/4/22	750,000	739,163
3.100%, 6/1/22	1,844,000	1,877,450
2.800%, 5/4/24	500,000	495,867
2.650%, 11/1/26	415,000	400,194
3.125%, 5/4/27	1,250,000	1,248,182

		42,044,214

Air Freight & Logistics (0.1%)
FedEx Corp.
8.000%, 1/15/19	682,000	722,987
2.300%, 2/1/20	500,000	499,065
2.625%, 8/1/22	276,000	274,917
4.000%, 1/15/24	450,000	478,367
3.200%, 2/1/25	750,000	759,372
3.250%, 4/1/26	500,000	505,124
3.300%, 3/15/27	500,000	502,550

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CORE BOND INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

	Principal Amount	Value (Note 1)

United Parcel Service, Inc.
5.125%, 4/1/19	$2,100,000	$2,175,424
3.125%, 1/15/21	1,675,000	1,718,930
2.050%, 4/1/21	500,000	496,644
2.350%, 5/16/22	600,000	596,961
2.450%, 10/1/22	1,000,000	994,808
2.500%, 4/1/23	750,000	744,007
2.800%, 11/15/24	500,000	498,264
3.050%, 11/15/27	750,000	748,073

		11,715,493

Airlines (0.1%)
Delta Air Lines, Inc.
2.875%, 3/13/20	435,000	437,175
2.600%, 12/4/20	525,000	523,215
3.625%, 3/15/22	700,000	713,160
Southwest Airlines Co.
2.750%, 11/6/19	750,000	754,200
2.650%, 11/5/20	250,000	251,250
2.750%, 11/16/22	250,000	249,225
3.000%, 11/15/26	250,000	242,025
3.450%, 11/16/27	250,000	247,975

		3,418,225

Building Products (0.1%)
Fortune Brands Home & Security, Inc.
3.000%, 6/15/20	300,000	302,639
4.000%, 6/15/25	350,000	366,480
Johnson Controls International plc
5.000%, 3/30/20	919,000	968,308
4.250%, 3/1/21	680,000	712,211
3.625%, 7/2/24 (e)	214,000	221,137
Lennox International, Inc.
3.000%, 11/15/23	175,000	172,664
Masco Corp.
3.500%, 4/1/21	1,065,000	1,079,644
4.375%, 4/1/26	810,000	853,675
Owens Corning
4.200%, 12/15/22	1,000,000	1,046,600
4.200%, 12/1/24	300,000	313,893
3.400%, 8/15/26	285,000	279,300

		6,316,551

Commercial Services & Supplies (0.1%)
Pitney Bowes, Inc.
6.250%, 3/15/19	1,100,000	1,135,062
3.625%, 9/15/20	175,000	173,031
4.125%, 5/15/22	350,000	321,563
4.700%, 4/1/23 (x)	350,000	321,125
4.625%, 3/15/24 (x)	500,000	467,500
Republic Services, Inc.
5.500%, 9/15/19	1,214,000	1,276,672
5.000%, 3/1/20	600,000	631,353
5.250%, 11/15/21	406,000	441,402
3.550%, 6/1/22	1,000,000	1,031,548
4.750%, 5/15/23	1,000,000	1,089,493
3.375%, 11/15/27	275,000	277,192
Waste Management, Inc.
4.750%, 6/30/20	300,000	317,279
4.600%, 3/1/21	500,000	532,395
2.900%, 9/15/22	500,000	502,864
3.500%, 5/15/24	500,000	517,727

3.125%, 3/1/25	1,000,000	1,005,773
3.150%, 11/15/27	750,000	746,228

		10,788,207

Construction & Engineering (0.0%)
ABB Finance USA, Inc.
2.875%, 5/8/22	1,306,000	1,328,273
Fluor Corp.
3.500%, 12/15/24	900,000	917,188

		2,245,461

Electrical Equipment (0.1%)
Acuity Brands Lighting, Inc.
6.000%, 12/15/19	100,000	106,420
Eaton Corp.
6.950%, 3/20/19	1,000,000	1,052,125
2.750%, 11/2/22	1,531,000	1,531,922
3.103%, 9/15/27	500,000	490,440
Emerson Electric Co.
4.875%, 10/15/19	1,200,000	1,253,322
2.625%, 12/1/21	450,000	453,268
2.625%, 2/15/23	256,000	254,578
3.150%, 6/1/25	350,000	355,776
Hubbell, Inc.
3.350%, 3/1/26	750,000	760,296
3.150%, 8/15/27	150,000	149,098
Rockwell Automation, Inc.
2.050%, 3/1/20	500,000	496,291
2.875%, 3/1/25	500,000	492,528

		7,396,064

Industrial Conglomerates (0.2%)
3M Co.
1.625%, 6/15/19	1,000,000	994,542
2.000%, 8/7/20	500,000	498,793
1.625%, 9/19/21	500,000	487,400
2.000%, 6/26/22	1,000,000	983,467
2.250%, 3/15/23	355,000	351,528
3.000%, 8/7/25	750,000	760,402
2.250%, 9/19/26	500,000	474,671
2.875%, 10/15/27	500,000	496,081
Carlisle Cos., Inc.
3.500%, 12/1/24	530,000	533,049
General Electric Co.
2.700%, 10/9/22	3,375,000	3,368,182
Honeywell International, Inc.
1.400%, 10/30/19	1,000,000	988,316
1.800%, 10/30/19	935,000	930,749
4.250%, 3/1/21	500,000	526,837
1.850%, 11/1/21	1,000,000	980,100
2.500%, 11/1/26	1,000,000	964,843
Ingersoll-Rand Global Holding Co. Ltd.
2.875%, 1/15/19	750,000	753,240
Ingersoll-Rand Luxembourg Finance SA
2.625%, 5/1/20	500,000	498,677
Roper Technologies, Inc.
6.250%, 9/1/19	500,000	531,721
3.000%, 12/15/20	250,000	252,564
2.800%, 12/15/21	250,000	250,067
3.125%, 11/15/22	625,000	631,003
3.850%, 12/15/25	125,000	129,457
3.800%, 12/15/26	285,000	293,929

		16,679,618

See Notes to Financial Statements.

1000

EQ ADVISORS TRUST

EQ/CORE BOND INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

	Principal Amount	Value (Note 1)

Machinery (0.2%)
Caterpillar, Inc.
3.900%, 5/27/21	$1,000,000	$1,047,319
2.600%, 6/26/22	844,000	841,835
3.400%, 5/15/24	715,000	739,166
CNH Industrial Capital LLC
3.375%, 7/15/19	385,000	388,761
4.375%, 11/6/20	470,000	487,408
4.875%, 4/1/21	385,000	404,274
3.875%, 10/15/21	310,000	316,665
4.375%, 4/5/22	385,000	398,860
CNH Industrial NV
3.850%, 11/15/27	655,000	653,363
Crane Co.
4.450%, 12/15/23	400,000	417,381
Cummins, Inc.
3.650%, 10/1/23	500,000	520,812
Deere & Co.
4.375%, 10/16/19	658,000	682,431
2.600%, 6/8/22	1,312,000	1,312,462
Dover Corp.
4.300%, 3/1/21	656,000	694,621
3.150%, 11/15/25	250,000	252,808
Flowserve Corp.
4.000%, 11/15/23	700,000	714,617
Fortive Corp.
2.350%, 6/15/21	500,000	493,000
3.150%, 6/15/26	1,500,000	1,501,614
IDEX Corp.
4.200%, 12/15/21	300,000	309,454
Illinois Tool Works, Inc.
6.250%, 4/1/19	600,000	629,607
3.375%, 9/15/21	300,000	309,449
3.500%, 3/1/24	1,000,000	1,046,036
2.650%, 11/15/26	950,000	927,261
Kennametal, Inc.
2.650%, 11/1/19	250,000	249,062
3.875%, 2/15/22	560,000	562,389
Pall Corp.
5.000%, 6/15/20	300,000	318,072
Parker-Hannifin Corp.
3.300%, 11/21/24	600,000	616,866
Stanley Black & Decker, Inc.
2.900%, 11/1/22	994,000	1,002,702
Trinity Industries, Inc.
4.550%, 10/1/24	450,000	450,000
Wabtec Corp.
3.450%, 11/15/26	500,000	489,276
Xylem, Inc.
3.250%, 11/1/26	570,000	565,875

		19,343,446

Professional Services (0.0%)
Equifax, Inc.
2.300%, 6/1/21	300,000	292,289
3.300%, 12/15/22	461,000	457,889
Verisk Analytics, Inc.
5.800%, 5/1/21	600,000	653,173
4.000%, 6/15/25	400,000	415,346

		1,818,697

Road & Rail (0.3%)
Burlington Northern Santa Fe LLC
4.700%, 10/1/19	725,000	755,128
3.050%, 3/15/22	2,156,000	2,201,973
3.850%, 9/1/23	750,000	795,644
3.750%, 4/1/24	250,000	264,267
3.400%, 9/1/24	500,000	517,999
3.000%, 4/1/25	750,000	755,992
3.650%, 9/1/25	500,000	524,936
3.250%, 6/15/27 (x)	400,000	409,208
Canadian National Railway Co.
5.550%, 3/1/19	1,133,000	1,175,964
2.950%, 11/21/24	250,000	250,980
Canadian Pacific Railway Co.
7.250%, 5/15/19	645,000	687,734
2.900%, 2/1/25	1,000,000	983,909
CSX Corp.
3.700%, 10/30/20	200,000	206,748
4.250%, 6/1/21	500,000	526,834
3.700%, 11/1/23	1,000,000	1,039,140
3.350%, 11/1/25	500,000	507,862
2.600%, 11/1/26	750,000	714,770
3.250%, 6/1/27	550,000	550,232
JB Hunt Transport Services, Inc.
3.300%, 8/15/22	300,000	304,601
Kansas City Southern
3.000%, 5/15/23	121,000	119,157
Norfolk Southern Corp.
5.900%, 6/15/19	1,317,000	1,383,808
2.903%, 2/15/23	1,150,000	1,153,881
2.900%, 6/15/26	500,000	491,778
3.150%, 6/1/27	365,000	363,681
Ryder System, Inc.
2.550%, 6/1/19	310,000	310,913
2.500%, 5/11/20	1,000,000	999,187
2.875%, 9/1/20	250,000	251,872
2.250%, 9/1/21	150,000	147,263
3.450%, 11/15/21	250,000	255,719
2.800%, 3/1/22	150,000	149,658
2.500%, 9/1/22	190,000	186,753
Union Pacific Corp.
2.250%, 2/15/19	1,000,000	1,001,504
2.250%, 6/19/20	250,000	250,265
4.000%, 2/1/21	170,000	178,628
2.950%, 1/15/23	500,000	508,755
2.750%, 4/15/23	1,000,000	1,006,753
3.646%, 2/15/24	500,000	526,151
3.250%, 8/15/25	250,000	256,518
2.750%, 3/1/26	250,000	247,333
3.000%, 4/15/27	1,000,000	1,003,887

		23,967,385

Trading Companies & Distributors (0.1%)
Air Lease Corp.
3.375%, 1/15/19	2,750,000	2,774,144
2.125%, 1/15/20	500,000	495,777
3.875%, 4/1/21	125,000	129,453
2.625%, 7/1/22	750,000	737,738
2.750%, 1/15/23	400,000	393,822
4.250%, 9/15/24	1,000,000	1,049,441
BOC Aviation Ltd.
3.000%, 5/23/22 (m)	500,000	495,473

See Notes to Financial Statements.

1001

EQ ADVISORS TRUST

EQ/CORE BOND INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

	Principal Amount	Value (Note 1)

GATX Corp.
2.500%, 3/15/19	$700,000	$700,439
4.850%, 6/1/21	100,000	106,650
3.250%, 3/30/25	400,000	394,621

		7,277,558

Total Industrials		153,010,919

Information Technology (3.4%)
Communications Equipment (0.3%)
Cisco Systems, Inc.
4.950%, 2/15/19	2,757,000	2,845,456
1.600%, 2/28/19	375,000	373,177
2.125%, 3/1/19	1,650,000	1,651,831
1.400%, 9/20/19	1,750,000	1,729,190
4.450%, 1/15/20	1,312,000	1,371,171
2.450%, 6/15/20	1,000,000	1,005,614
2.200%, 2/28/21	1,250,000	1,245,164
2.900%, 3/4/21	570,000	579,864
1.850%, 9/20/21	1,650,000	1,616,335
3.000%, 6/15/22	450,000	458,563
2.600%, 2/28/23	500,000	498,915
2.200%, 9/20/23	750,000	733,525
3.625%, 3/4/24	1,000,000	1,051,499
3.500%, 6/15/25 (x)	425,000	442,787
2.950%, 2/28/26	750,000	750,235
2.500%, 9/20/26	1,150,000	1,110,266
Harris Corp.
2.700%, 4/27/20	100,000	100,309
4.400%, 12/15/20	1,000,000	1,046,833
3.832%, 4/27/25	200,000	207,378
Juniper Networks, Inc.
3.125%, 2/26/19	250,000	251,372
3.300%, 6/15/20 (x)	350,000	352,817
4.600%, 3/15/21	62,000	64,640
4.500%, 3/15/24	175,000	181,503
4.350%, 6/15/25	350,000	361,185
Motorola Solutions, Inc.
3.500%, 9/1/21	1,000,000	1,013,341
3.750%, 5/15/22	94,000	95,829
3.500%, 3/1/23	1,000,000	1,004,003

		22,142,802

Electronic Equipment, Instruments & Components (0.1%)
Allegion US Holding Co., Inc.
3.200%, 10/1/24	500,000	495,931
3.550%, 10/1/27	500,000	496,690
Amphenol Corp.
2.550%, 1/30/19	750,000	752,580
2.200%, 4/1/20	125,000	124,209
3.125%, 9/15/21	1,000,000	1,013,653
3.200%, 4/1/24	250,000	250,865
Arrow Electronics, Inc.
3.500%, 4/1/22	1,500,000	1,516,204
3.250%, 9/8/24	300,000	293,768
Avnet, Inc.
5.875%, 6/15/20	500,000	533,146
3.750%, 12/1/21	125,000	126,715
4.625%, 4/15/26	500,000	521,120
Corning, Inc.
4.250%, 8/15/20	274,000	285,538
2.900%, 5/15/22	650,000	649,743

Flex Ltd.
4.750%, 6/15/25	800,000	853,284
FLIR Systems, Inc.
3.125%, 6/15/21	250,000	251,699
Jabil, Inc.
4.700%, 9/15/22	1,000,000	1,048,750
Keysight Technologies, Inc.
3.300%, 10/30/19	600,000	605,846
4.550%, 10/30/24	600,000	635,171
4.600%, 4/6/27	465,000	490,188
Tech Data Corp.
3.700%, 2/15/22	500,000	501,098
4.950%, 2/15/27 (x)	500,000	525,786
Trimble, Inc.
4.750%, 12/1/24	350,000	378,087
Tyco Electronics Group SA
3.450%, 8/1/24	335,000	343,047
3.700%, 2/15/26	250,000	257,146
3.125%, 8/15/27	365,000	359,765

		13,310,029

Internet Software & Services (0.2%)
Alibaba Group Holding Ltd.
2.500%, 11/28/19	1,250,000	1,250,175
3.125%, 11/28/21	1,300,000	1,316,171
2.800%, 6/6/23	535,000	533,095
3.600%, 11/28/24 (x)	2,500,000	2,576,878
3.400%, 12/6/27	1,030,000	1,026,199
Alphabet, Inc.
3.625%, 5/19/21	950,000	992,924
3.375%, 2/25/24	500,000	520,918
1.998%, 8/15/26	2,000,000	1,878,318
Baidu, Inc.
2.750%, 6/9/19	500,000	500,625
3.000%, 6/30/20 (x)	900,000	902,750
3.500%, 11/28/22	500,000	507,147
4.125%, 6/30/25	695,000	722,232
eBay, Inc.
2.150%, 6/5/20	290,000	287,480
3.250%, 10/15/20	362,000	368,274
2.875%, 8/1/21	1,150,000	1,156,489
3.800%, 3/9/22	1,250,000	1,299,586
2.600%, 7/15/22	1,100,000	1,089,084
2.750%, 1/30/23	500,000	495,613
3.600%, 6/5/27	750,000	744,615

		18,168,573

IT Services (0.5%)
Automatic Data Processing, Inc.
2.250%, 9/15/20	1,000,000	999,741
3.375%, 9/15/25	500,000	514,547
Broadridge Financial Solutions, Inc.
3.950%, 9/1/20	400,000	414,767
3.400%, 6/27/26	350,000	345,152
DXC Technology Co.
2.875%, 3/27/20	250,000	251,048
4.250%, 4/15/24	500,000	520,660
Fidelity National Information Services, Inc.
3.625%, 10/15/20	335,000	344,114
2.250%, 8/15/21	795,000	779,421
4.500%, 10/15/22	198,000	210,309
3.500%, 4/15/23	264,000	269,017

See Notes to Financial Statements.

1002

EQ ADVISORS TRUST

EQ/CORE BOND INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

	Principal Amount	Value (Note 1)

3.875%, 6/5/24	$271,000	$282,185
5.000%, 10/15/25	278,000	307,845
3.000%, 8/15/26	1,250,000	1,203,178
Fiserv, Inc.
2.700%, 6/1/20	1,000,000	1,006,966
4.750%, 6/15/21	94,000	100,373
3.500%, 10/1/22	500,000	513,101
3.850%, 6/1/25	1,500,000	1,562,691
IBM Credit LLC
1.625%, 9/6/19	400,000	396,916
1.800%, 1/20/21 (x)	400,000	393,476
2.200%, 9/8/22 (x)	400,000	392,109
International Business Machines Corp.
1.800%, 5/17/19	1,000,000	996,689
1.900%, 1/27/20	1,500,000	1,491,796
1.625%, 5/15/20	2,200,000	2,169,632
2.250%, 2/19/21	1,000,000	996,236
2.500%, 1/27/22 (x)	1,750,000	1,746,199
1.875%, 8/1/22	1,750,000	1,694,020
2.875%, 11/9/22	1,000,000	1,009,236
3.375%, 8/1/23	1,000,000	1,029,108
3.625%, 2/12/24	1,000,000	1,040,899
3.450%, 2/19/26 (x)	1,000,000	1,032,607
3.300%, 1/27/27 (x)	1,095,000	1,116,019
Mastercard, Inc.
2.000%, 11/21/21	500,000	493,472
3.375%, 4/1/24	1,000,000	1,037,512
2.950%, 11/21/26	1,150,000	1,147,385
Total System Services, Inc.
3.800%, 4/1/21	250,000	256,511
3.750%, 6/1/23	450,000	459,795
4.800%, 4/1/26	1,000,000	1,085,045
Visa, Inc.
2.200%, 12/14/20	2,500,000	2,495,973
2.150%, 9/15/22	195,000	191,997
2.800%, 12/14/22	1,750,000	1,770,665
3.150%, 12/14/25	3,450,000	3,527,808
2.750%, 9/15/27	300,000	296,205
Western Union Co. (The)
5.253%, 4/1/20	1,002,000	1,055,910
3.600%, 3/15/22	300,000	303,841

		39,252,176

Semiconductors & Semiconductor Equipment (0.6%)
Altera Corp.
4.100%, 11/15/23	600,000	641,401
Analog Devices, Inc.
2.500%, 12/5/21	300,000	297,407
2.875%, 6/1/23	250,000	249,083
3.125%, 12/5/23	500,000	500,428
3.900%, 12/15/25	450,000	470,487
3.500%, 12/5/26	500,000	506,504
Applied Materials, Inc.
2.625%, 10/1/20	430,000	434,059
4.300%, 6/15/21	625,000	664,528
Broadcom Corp.
2.375%, 1/15/20§	2,500,000	2,481,887
2.200%, 1/15/21§	750,000	733,036
3.000%, 1/15/22§	2,500,000	2,477,148
2.650%, 1/15/23§	750,000	721,828
3.625%, 1/15/24§	2,500,000	2,483,845
3.125%, 1/15/25§	715,000	682,217
3.875%, 1/15/27§	2,750,000	2,707,673

Intel Corp.
1.850%, 5/11/20	800,000	795,073
2.450%, 7/29/20	1,525,000	1,536,550
1.700%, 5/19/21	250,000	245,406
3.300%, 10/1/21 (x)	1,257,000	1,300,633
2.350%, 5/11/22	800,000	796,636
3.100%, 7/29/22	600,000	616,687
2.700%, 12/15/22	1,875,000	1,888,436
3.700%, 7/29/25	1,795,000	1,893,743
2.600%, 5/19/26	500,000	488,867
3.150%, 5/11/27	3,250,000	3,307,103
KLA-Tencor Corp.
4.125%, 11/1/21	571,000	595,767
Lam Research Corp.
2.750%, 3/15/20	350,000	352,518
2.800%, 6/15/21	750,000	753,299
3.800%, 3/15/25	350,000	362,476
Maxim Integrated Products, Inc.
3.375%, 3/15/23	400,000	403,100
3.450%, 6/15/27	500,000	503,176
NVIDIA Corp.
2.200%, 9/16/21	395,000	390,330
3.200%, 9/16/26	850,000	851,779
QUALCOMM, Inc.
1.850%, 5/20/19	750,000	746,979
2.100%, 5/20/20	450,000	446,263
2.250%, 5/20/20	1,000,000	995,145
3.000%, 5/20/22	2,500,000	2,496,853
2.600%, 1/30/23	1,850,000	1,796,231
2.900%, 5/20/24	1,000,000	974,930
3.250%, 5/20/27	5,250,000	5,121,162
Texas Instruments, Inc.
1.650%, 8/3/19	350,000	347,495
1.750%, 5/1/20	250,000	247,387
2.750%, 3/12/21	375,000	379,451
1.850%, 5/15/22 (x)	500,000	486,433
2.250%, 5/1/23	750,000	732,642
2.625%, 5/15/24	216,000	213,365
2.900%, 11/3/27	355,000	352,025
Xilinx, Inc.
2.125%, 3/15/19	500,000	498,459
3.000%, 3/15/21	500,000	503,862
2.950%, 6/1/24	650,000	644,793

		50,116,585

Software (0.8%)
Activision Blizzard, Inc.
2.300%, 9/15/21	470,000	463,151
2.600%, 6/15/22	250,000	247,809
3.400%, 9/15/26	600,000	604,866
3.400%, 6/15/27	310,000	311,605
Adobe Systems, Inc.
4.750%, 2/1/20	837,000	878,827
Autodesk, Inc.
3.125%, 6/15/20	600,000	604,913
4.375%, 6/15/25	600,000	633,670
3.500%, 6/15/27	1,000,000	983,262
CA, Inc.
5.375%, 12/1/19	400,000	419,255
3.600%, 8/1/20	300,000	306,124
3.600%, 8/15/22	200,000	201,853
4.700%, 3/15/27	250,000	261,244

See Notes to Financial Statements.

1003

EQ ADVISORS TRUST

EQ/CORE BOND INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

	Principal Amount	Value (Note 1)

Cadence Design Systems, Inc.
4.375%, 10/15/24	$175,000	$185,521
Electronic Arts, Inc.
3.700%, 3/1/21	500,000	514,931
4.800%, 3/1/26	600,000	659,147
Microsoft Corp.
4.200%, 6/1/19	736,000	758,754
1.100%, 8/8/19	2,040,000	2,010,508
1.850%, 2/6/20	1,500,000	1,490,821
3.000%, 10/1/20	594,000	607,157
2.000%, 11/3/20	2,250,000	2,239,525
4.000%, 2/8/21 (x)	1,000,000	1,046,667
1.550%, 8/8/21	2,350,000	2,287,783
2.400%, 2/6/22	1,000,000	999,260
2.375%, 2/12/22	1,000,000	998,191
2.650%, 11/3/22	1,000,000	1,006,410
2.125%, 11/15/22	500,000	491,228
2.375%, 5/1/23	1,250,000	1,238,254
2.000%, 8/8/23	1,350,000	1,308,816
3.625%, 12/15/23	2,000,000	2,108,841
2.875%, 2/6/24	335,000	339,419
2.700%, 2/12/25	1,500,000	1,495,804
3.125%, 11/3/25	2,600,000	2,652,041
2.400%, 8/8/26	3,260,000	3,144,133
3.300%, 2/6/27	3,000,000	3,094,567
Oracle Corp.
2.375%, 1/15/19	1,500,000	1,505,893
5.000%, 7/8/19	2,000,000	2,086,859
2.250%, 10/8/19	2,000,000	2,007,138
2.800%, 7/8/21	585,000	593,020
1.900%, 9/15/21	2,755,000	2,704,914
2.500%, 5/15/22	2,000,000	1,999,758
2.500%, 10/15/22	1,875,000	1,869,031
2.625%, 2/15/23	805,000	805,057
3.625%, 7/15/23	1,000,000	1,048,600
2.400%, 9/15/23	1,000,000	984,492
3.400%, 7/8/24	2,000,000	2,070,453
2.950%, 11/15/24	750,000	754,849
2.950%, 5/15/25	3,000,000	3,009,937
2.650%, 7/15/26	2,805,000	2,730,542
3.250%, 11/15/27	1,500,000	1,524,520
VMware, Inc.
2.300%, 8/21/20	460,000	456,161
2.950%, 8/21/22	515,000	512,555
3.900%, 8/21/27	550,000	553,926

		63,812,062

Technology Hardware, Storage & Peripherals (0.9%)
Apple, Inc.
1.550%, 2/8/19	750,000	746,592
1.700%, 2/22/19	435,000	433,496
2.100%, 5/6/19	2,650,000	2,653,472
1.100%, 8/2/19	1,000,000	985,436
1.500%, 9/12/19	750,000	743,096
1.800%, 11/13/19	1,100,000	1,094,420
1.550%, 2/7/20	1,000,000	988,362
1.900%, 2/7/20	750,000	746,627
2.000%, 5/6/20	1,000,000	996,278
1.800%, 5/11/20	1,000,000	991,641
2.000%, 11/13/20	1,000,000	993,530
2.250%, 2/23/21	2,250,000	2,246,850
2.850%, 5/6/21	935,000	949,552

1.550%, 8/4/21	1,400,000	1,358,662
2.150%, 2/9/22	1,000,000	987,767
2.500%, 2/9/22	750,000	750,282
2.300%, 5/11/22	1,000,000	991,446
2.700%, 5/13/22	1,000,000	1,007,733
2.100%, 9/12/22	750,000	735,540
2.400%, 1/13/23	1,000,000	991,333
2.850%, 2/23/23	1,250,000	1,264,439
2.400%, 5/3/23	4,707,000	4,650,022
3.000%, 2/9/24	495,000	501,356
3.450%, 5/6/24	4,000,000	4,147,835
2.850%, 5/11/24	750,000	752,407
2.750%, 1/13/25	750,000	744,467
2.500%, 2/9/25	1,000,000	976,511
3.250%, 2/23/26	2,255,000	2,300,077
2.450%, 8/4/26	1,675,000	1,600,837
3.350%, 2/9/27	1,500,000	1,536,342
3.200%, 5/11/27	923,000	934,665
3.000%, 6/20/27	2,060,000	2,051,727
2.900%, 9/12/27	1,500,000	1,481,176
3.000%, 11/13/27	1,500,000	1,491,152
Dell International LLC
3.480%, 6/1/19§	3,075,000	3,114,796
4.420%, 6/15/21§	3,750,000	3,911,364
5.450%, 6/15/23§	3,075,000	3,327,462
6.020%, 6/15/26§	3,905,000	4,297,299
Hewlett Packard Enterprise Co.
3.600%, 10/15/20	1,350,000	1,377,066
4.400%, 10/15/22	1,500,000	1,575,690
4.900%, 10/15/25	3,000,000	3,164,412
HP, Inc.
3.750%, 12/1/20	41,000	41,935
4.375%, 9/15/21	300,000	315,180
4.650%, 12/9/21	2,000,000	2,126,143
4.050%, 9/15/22	1,000,000	1,045,169
NetApp, Inc.
2.000%, 9/27/19	200,000	198,377
3.375%, 6/15/21	550,000	559,911
3.300%, 9/29/24	500,000	497,082
Seagate HDD Cayman
4.250%, 3/1/22§	350,000	350,674
4.875%, 3/1/24 (x)§	300,000	299,861
Xerox Corp.
2.750%, 3/15/19	500,000	499,547
5.625%, 12/15/19	639,000	672,007
2.800%, 5/15/20	750,000	745,040
3.500%, 8/20/20	250,000	252,707
4.500%, 5/15/21	185,000	191,799
3.625%, 3/15/23	1,000,000	977,817
3.800%, 5/15/24 (x)	750,000	739,268

		76,105,734

Total Information Technology		282,907,961

Materials (0.8%)
Chemicals (0.5%)
Agrium, Inc.
6.750%, 1/15/19	500,000	523,413
3.150%, 10/1/22	131,000	131,650
3.500%, 6/1/23	1,000,000	1,017,938

See Notes to Financial Statements.

1004

EQ ADVISORS TRUST

EQ/CORE BOND INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

	Principal Amount	Value (Note 1)

Air Products & Chemicals, Inc.
4.375%, 8/21/19	$439,000	$453,622
2.750%, 2/3/23	1,000,000	1,000,936
3.350%, 7/31/24	750,000	768,070
Airgas, Inc.
3.650%, 7/15/24	450,000	459,561
Albemarle Corp.
4.150%, 12/1/24	250,000	264,949
Braskem Finance Ltd.
6.450%, 2/3/24	1,250,000	1,393,748
Cabot Corp.
3.700%, 7/15/22	500,000	511,313
Celanese US Holdings LLC
5.875%, 6/15/21	370,000	405,041
4.625%, 11/15/22	450,000	478,865
Dow Chemical Co. (The)
8.550%, 5/15/19	2,642,000	2,860,822
4.250%, 11/15/20	1,984,000	2,071,233
4.125%, 11/15/21	100,000	104,517
3.000%, 11/15/22	1,000,000	1,005,745
Eastman Chemical Co.
2.700%, 1/15/20	1,000,000	1,006,092
3.600%, 8/15/22	1,125,000	1,155,548
3.800%, 3/15/25	1,000,000	1,039,530
Ecolab, Inc.
2.000%, 1/14/19	500,000	500,612
2.250%, 1/12/20	400,000	399,448
4.350%, 12/8/21	1,106,000	1,175,313
3.250%, 1/14/23	500,000	510,565
2.700%, 11/1/26	215,000	206,221
EI du Pont de Nemours & Co.
5.750%, 3/15/19	500,000	519,670
2.200%, 5/1/20	167,000	166,499
3.625%, 1/15/21	1,700,000	1,755,740
2.800%, 2/15/23	1,000,000	995,176
FMC Corp.
4.100%, 2/1/24	1,500,000	1,548,987
LYB International Finance BV
4.000%, 7/15/23	1,100,000	1,147,456
LyondellBasell Industries NV
5.000%, 4/15/19	1,004,000	1,030,828
6.000%, 11/15/21	1,800,000	2,010,332
Methanex Corp.
3.250%, 12/15/19	220,000	219,652
4.250%, 12/1/24	650,000	654,288
Monsanto Co.
2.750%, 7/15/21	750,000	751,059
Mosaic Co. (The)
3.250%, 11/15/22 (x)	500,000	494,642
4.250%, 11/15/23 (x)	1,000,000	1,032,687
4.050%, 11/15/27	750,000	751,836
NewMarket Corp.
4.100%, 12/15/22	167,000	174,362
Potash Corp. of Saskatchewan, Inc.
6.500%, 5/15/19	860,000	903,406
4.875%, 3/30/20	194,000	202,944
3.625%, 3/15/24	500,000	511,395
4.000%, 12/15/26	500,000	518,632
PPG Industries, Inc.
3.600%, 11/15/20	350,000	359,517

Praxair, Inc.
4.500%, 8/15/19	800,000	830,210
2.250%, 9/24/20	500,000	498,552
4.050%, 3/15/21	500,000	522,167
3.000%, 9/1/21	600,000	610,394
2.200%, 8/15/22	450,000	441,994
2.700%, 2/21/23	500,000	500,160
3.200%, 1/30/26	350,000	357,366
RPM International, Inc.
6.125%, 10/15/19	700,000	744,090
3.750%, 3/15/27	350,000	352,783
Sherwin-Williams Co. (The)
7.250%, 6/15/19	439,000	469,446
2.250%, 5/15/20	1,000,000	995,648
4.200%, 1/15/22	200,000	209,895
2.750%, 6/1/22	1,250,000	1,243,431
3.125%, 6/1/24	575,000	575,561
3.950%, 1/15/26	500,000	524,807
Westlake Chemical Corp.
4.875%, 5/15/23	500,000	517,711
3.600%, 8/15/26	500,000	502,584

		45,090,659

Construction Materials (0.0%)
Martin Marietta Materials, Inc.
4.250%, 7/2/24	285,000	301,349
3.450%, 6/1/27	321,000	316,663
3.500%, 12/15/27	500,000	495,765
Vulcan Materials Co.
4.500%, 4/1/25	1,250,000	1,335,027
3.900%, 4/1/27	130,000	132,414

		2,581,218

Containers & Packaging (0.1%)
Bemis Co., Inc.
6.800%, 8/1/19	471,000	502,495
3.100%, 9/15/26	500,000	481,119
International Paper Co.
7.500%, 8/15/21	106,000	122,973
4.750%, 2/15/22	194,000	208,506
3.650%, 6/15/24	1,900,000	1,958,303
Packaging Corp. of America
2.450%, 12/15/20	285,000	284,938
3.900%, 6/15/22	500,000	520,558
4.500%, 11/1/23	200,000	214,666
3.650%, 9/15/24	1,000,000	1,021,078
3.400%, 12/15/27	360,000	360,536
WestRock Co.
3.000%, 9/15/24§	500,000	492,947
WestRock RKT Co.
4.900%, 3/1/22	1,500,000	1,615,332

		7,783,451

Metals & Mining (0.1%)
Barrick North America Finance LLC
4.400%, 5/30/21	409,000	432,569
BHP Billiton Finance USA Ltd.
2.875%, 2/24/22	682,000	691,332
Goldcorp, Inc.
3.625%, 6/9/21	330,000	336,964
3.700%, 3/15/23	600,000	613,761

See Notes to Financial Statements.

1005

EQ ADVISORS TRUST

EQ/CORE BOND INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

	Principal Amount	Value (Note 1)

Newmont Mining Corp.
3.500%, 3/15/22	$1,156,000	$1,178,983
Reliance Steel & Aluminum Co.
4.500%, 4/15/23	500,000	527,057
Rio Tinto Finance USA Ltd.
3.750%, 6/15/25	1,000,000	1,047,550
Rio Tinto Finance USA plc
2.875%, 8/21/22	24,000	24,316
Southern Copper Corp.
5.375%, 4/16/20	253,000	269,129
3.500%, 11/8/22	244,000	250,100
3.875%, 4/23/25	300,000	310,875
Vale Overseas Ltd.
5.875%, 6/10/21	1,250,000	1,364,260
4.375%, 1/11/22 (x)	1,062,000	1,097,577
6.250%, 8/10/26	1,250,000	1,446,563
Yamana Gold, Inc.
4.950%, 7/15/24	250,000	260,827
4.625%, 12/15/27§	400,000	400,112

		10,251,975

Paper & Forest Products (0.1%)
Domtar Corp.
4.400%, 4/1/22	2,000,000	2,101,658
Fibria Overseas Finance Ltd.
4.000%, 1/14/25	1,000,000	990,000
5.500%, 1/17/27 (x)	625,000	669,531

		3,761,189

Total Materials		69,468,492

Real Estate (1.3%)
Equity Real Estate Investment Trusts (REITs) (1.3%)
Alexandria Real Estate Equities, Inc. (REIT)
2.750%, 1/15/20	250,000	250,635
3.900%, 6/15/23	1,000,000	1,033,397
3.450%, 4/30/25	750,000	743,354
American Campus Communities Operating Partnership LP (REIT)
3.350%, 10/1/20	600,000	611,552
3.750%, 4/15/23	500,000	512,950
3.625%, 11/15/27	200,000	197,625
American Tower Corp. (REIT)
3.400%, 2/15/19	950,000	960,073
5.050%, 9/1/20	1,058,000	1,121,053
3.300%, 2/15/21	1,750,000	1,783,453
3.450%, 9/15/21	1,000,000	1,019,712
2.250%, 1/15/22	1,250,000	1,216,424
4.700%, 3/15/22	500,000	534,373
3.500%, 1/31/23	1,150,000	1,172,022
3.000%, 6/15/23	500,000	498,395
5.000%, 2/15/24	1,000,000	1,092,911
AvalonBay Communities, Inc. (REIT)
3.625%, 10/1/20	1,000,000	1,030,272
2.950%, 9/15/22	500,000	501,983
4.200%, 12/15/23	100,000	106,211
3.500%, 11/15/25	250,000	255,994
2.950%, 5/11/26	1,000,000	980,153
2.900%, 10/15/26	250,000	242,905
3.350%, 5/15/27	175,000	175,927

Boston Properties LP (REIT)
5.875%, 10/15/19	200,000	210,720
5.625%, 11/15/20	2,015,000	2,181,323
3.850%, 2/1/23	500,000	520,797
3.125%, 9/1/23	1,000,000	1,002,136
3.200%, 1/15/25	750,000	747,060
Brandywine Operating Partnership LP (REIT)
3.950%, 2/15/23	250,000	254,734
3.950%, 11/15/27	300,000	296,219
Brixmor Operating Partnership LP (REIT)
3.875%, 8/15/22	475,000	486,362
3.250%, 9/15/23	750,000	732,345
3.650%, 6/15/24	300,000	297,693
3.850%, 2/1/25	355,000	354,756
4.125%, 6/15/26	275,000	276,443
3.900%, 3/15/27	250,000	246,928
Camden Property Trust (REIT)
2.950%, 12/15/22	1,150,000	1,148,357
CBL & Associates LP (REIT)
4.600%, 10/15/24	262,000	233,490
5.950%, 12/15/26	625,000	579,484
CC Holdings GS V LLC (REIT)
3.849%, 4/15/23	500,000	516,093
Columbia Property Trust Operating Partnership LP (REIT)
4.150%, 4/1/25	250,000	254,700
3.650%, 8/15/26	250,000	245,329
Corporate Office Properties LP (REIT)
3.700%, 6/15/21	750,000	764,246
3.600%, 5/15/23	200,000	199,497
5.000%, 7/1/25	100,000	106,933
Crown Castle International Corp. (REIT)
3.400%, 2/15/21	555,000	565,961
2.250%, 9/1/21	1,000,000	977,993
5.250%, 1/15/23	1,000,000	1,094,450
3.200%, 9/1/24	500,000	494,075
4.450%, 2/15/26	2,165,000	2,281,711
3.700%, 6/15/26	165,000	165,085
CubeSmart LP (REIT)
4.375%, 12/15/23	485,000	511,599
3.125%, 9/1/26	250,000	239,056
DCT Industrial Operating Partnership LP (REIT)
4.500%, 10/15/23	125,000	129,555
DDR Corp. (REIT)
3.500%, 1/15/21	550,000	558,152
4.625%, 7/15/22	1,000,000	1,051,597
3.375%, 5/15/23	350,000	346,322
3.900%, 8/15/24	350,000	351,807
3.625%, 2/1/25	250,000	245,699
4.700%, 6/1/27 (x)	165,000	171,189
Digital Realty Trust LP (REIT)
5.875%, 2/1/20	1,000,000	1,059,314
3.400%, 10/1/20	500,000	509,885
5.250%, 3/15/21	500,000	538,611
2.750%, 2/1/23	175,000	173,298
3.700%, 8/15/27	1,500,000	1,512,072
Duke Realty LP (REIT)
3.250%, 6/30/26	750,000	746,486
3.375%, 12/15/27	500,000	499,700
EPR Properties (REIT)
5.750%, 8/15/22	250,000	273,656

See Notes to Financial Statements.

1006

EQ ADVISORS TRUST

EQ/CORE BOND INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

	Principal Amount	Value (Note 1)

4.500%, 4/1/25	$350,000	$358,461
4.750%, 12/15/26	250,000	256,303
4.500%, 6/1/27	450,000	451,625
ERP Operating LP (REIT)
2.375%, 7/1/19	800,000	801,286
4.750%, 7/15/20	450,000	476,151
3.000%, 4/15/23	1,000,000	1,009,153
3.375%, 6/1/25	1,000,000	1,016,696
3.250%, 8/1/27	355,000	353,781
Essex Portfolio LP (REIT)
3.250%, 5/1/23	1,000,000	1,004,632
3.500%, 4/1/25	650,000	653,846
3.375%, 4/15/26	250,000	247,750
Federal Realty Investment Trust (REIT)
3.250%, 7/15/27	500,000	494,815
Government Properties Income Trust (REIT)
3.750%, 8/15/19	500,000	503,414
HCP, Inc. (REIT)
3.750%, 2/1/19	200,000	203,129
2.625%, 2/1/20	656,000	657,404
5.375%, 2/1/21	1,690,000	1,822,815
3.150%, 8/1/22	250,000	252,413
4.250%, 11/15/23	1,070,000	1,124,043
3.875%, 8/15/24	1,000,000	1,022,756
3.400%, 2/1/25	500,000	495,472
4.000%, 6/1/25	350,000	359,684
Healthcare Trust of America Holdings LP (REIT)
3.375%, 7/15/21	350,000	356,167
2.950%, 7/1/22	250,000	248,818
3.700%, 4/15/23	250,000	254,723
3.500%, 8/1/26	185,000	182,351
Hospitality Properties Trust (REIT)
4.250%, 2/15/21	350,000	362,012
4.500%, 6/15/23	1,000,000	1,056,812
5.250%, 2/15/26	350,000	376,275
4.950%, 2/15/27	540,000	568,998
Host Hotels & Resorts LP (REIT)
3.875%, 4/1/24	1,000,000	1,019,800
Series C
4.750%, 3/1/23	1,100,000	1,171,748
Series E
4.000%, 6/15/25	310,000	316,777
Kilroy Realty LP (REIT)
3.800%, 1/15/23	450,000	467,341
3.450%, 12/15/24	350,000	349,541
4.375%, 10/1/25	400,000	419,955
Kimco Realty Corp. (REIT)
6.875%, 10/1/19	439,000	471,687
3.400%, 11/1/22	500,000	507,230
3.125%, 6/1/23	1,000,000	998,821
2.700%, 3/1/24	250,000	242,464
3.300%, 2/1/25	610,000	605,987
Kite Realty Group LP (REIT)
4.000%, 10/1/26	250,000	236,338
Liberty Property LP (REIT)
4.750%, 10/1/20	389,000	410,147
4.125%, 6/15/22	1,094,000	1,148,200
3.750%, 4/1/25	100,000	102,475
3.250%, 10/1/26	300,000	294,095

Life Storage LP (REIT)
3.875%, 12/15/27	400,000	398,490
LifeStorage LP (REIT)
3.500%, 7/1/26	500,000	487,040
Mid-America Apartments LP (REIT)
4.300%, 10/15/23	175,000	185,077
3.750%, 6/15/24	450,000	461,398
4.000%, 11/15/25	350,000	362,092
3.600%, 6/1/27	500,000	499,810
National Retail Properties, Inc. (REIT)
3.800%, 10/15/22	250,000	257,395
3.300%, 4/15/23	700,000	700,768
3.900%, 6/15/24	500,000	510,549
4.000%, 11/15/25	200,000	204,839
3.600%, 12/15/26	250,000	247,205
Omega Healthcare Investors, Inc. (REIT)
4.375%, 8/1/23	1,075,000	1,088,971
4.500%, 1/15/25	450,000	449,340
Physicians Realty LP (REIT)
4.300%, 3/15/27	250,000	253,388
Piedmont Operating Partnership LP (REIT)
4.450%, 3/15/24	500,000	520,155
Prologis LP (REIT)
4.250%, 8/15/23	100,000	107,214
3.750%, 11/1/25	445,000	466,771
Public Storage (REIT)
2.370%, 9/15/22	250,000	246,181
3.094%, 9/15/27	300,000	298,840
Realty Income Corp. (REIT)
3.250%, 10/15/22	844,000	857,788
4.650%, 8/1/23	1,000,000	1,078,926
4.125%, 10/15/26	725,000	755,588
Regency Centers LP (REIT)
3.600%, 2/1/27	360,000	359,326
Sabra Health Care LP (REIT)
5.500%, 2/1/21	500,000	512,500
Select Income REIT (REIT)
4.250%, 5/15/24	1,100,000	1,092,290
Senior Housing Properties Trust (REIT)
3.250%, 5/1/19	850,000	854,599
Simon Property Group LP (REIT)
2.200%, 2/1/19	1,500,000	1,500,153
2.500%, 9/1/20	500,000	502,026
4.375%, 3/1/21	1,095,000	1,159,527
2.350%, 1/30/22	500,000	494,645
2.625%, 6/15/22	500,000	498,535
2.750%, 6/1/23	600,000	596,056
3.750%, 2/1/24	1,000,000	1,042,008
3.500%, 9/1/25	500,000	510,521
3.250%, 11/30/26	500,000	497,327
3.375%, 6/15/27 (x)	1,750,000	1,755,538
3.375%, 12/1/27 (x)	750,000	752,723
SL Green Operating Partnership LP (REIT)
3.250%, 10/15/22	300,000	297,893
SL Green Realty Corp. (REIT)
4.500%, 12/1/22	150,000	157,216
Tanger Properties LP (REIT)
3.125%, 9/1/26	500,000	473,838
UDR, Inc. (REIT)
3.700%, 10/1/20	1,500,000	1,543,566
4.000%, 10/1/25	250,000	260,987

See Notes to Financial Statements.

1007

EQ ADVISORS TRUST

EQ/CORE BOND INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

	Principal Amount	Value (Note 1)

2.950%, 9/1/26	$125,000	$120,275
3.500%, 7/1/27	350,000	349,248
Series 0001
4.625%, 1/10/22	200,000	212,491
Ventas Realty LP (REIT)
4.000%, 4/30/19	1,000,000	1,018,836
2.700%, 4/1/20	1,050,000	1,051,680
4.250%, 3/1/22	662,000	695,338
3.100%, 1/15/23	500,000	500,173
3.125%, 6/15/23	600,000	600,455
3.750%, 5/1/24	50,000	51,434
3.250%, 10/15/26	800,000	779,991
VEREIT Operating Partnership LP (REIT)
3.000%, 2/6/19	600,000	602,374
4.125%, 6/1/21	320,000	331,882
4.600%, 2/6/24	400,000	417,475
4.875%, 6/1/26	485,000	513,476
3.950%, 8/15/27	320,000	314,314
Vornado Realty LP (REIT)
3.500%, 1/15/25	550,000	548,223
Washington REIT (REIT)
3.950%, 10/15/22	150,000	154,220
Weingarten Realty Investors (REIT)
3.375%, 10/15/22	600,000	602,996
Welltower, Inc. (REIT)
4.125%, 4/1/19	500,000	509,356
6.125%, 4/15/20	385,000	414,535
4.950%, 1/15/21	1,000,000	1,065,279
4.500%, 1/15/24	1,000,000	1,065,938
Weyerhaeuser Co. (REIT)
4.625%, 9/15/23	1,000,000	1,070,368
WP Carey, Inc. (REIT)
4.600%, 4/1/24	300,000	313,573
4.000%, 2/1/25	300,000	303,407
4.250%, 10/1/26	400,000	408,395

		107,243,514

Real Estate Management & Development (0.0%)
CBRE Services, Inc.
4.875%, 3/1/26	1,500,000	1,626,666
Celulosa Arauco y Constitucion SA
3.875%, 11/2/27§	500,000	494,401

		2,121,067

Total Real Estate		109,364,581

Telecommunication Services (1.1%)
Diversified Telecommunication Services (1.0%)
AT&T, Inc.
5.800%, 2/15/19	1,901,000	1,973,432
2.300%, 3/11/19	1,415,000	1,415,748
5.875%, 10/1/19	800,000	847,248
3.200%, 3/1/22	835,000	843,634
3.800%, 3/1/24	1,000,000	1,022,925
4.450%, 4/1/24	1,500,000	1,587,945
3.400%, 8/14/24	2,500,000	2,489,593
3.950%, 1/15/25	1,000,000	1,023,791
3.400%, 5/15/25	4,000,000	3,938,416
4.125%, 2/17/26	2,750,000	2,815,805
4.250%, 3/1/27	2,500,000	2,549,201
3.900%, 8/14/27	2,500,000	2,490,021
4.100%, 2/15/28§	9,453,000	9,484,271
4.300%, 2/15/30§	8,159,000	8,127,678

British Telecommunications plc 2.350%, 2/14/19	1,000,000	1,001,169
Deutsche Telekom International Finance BV
6.000%, 7/8/19	100,000	105,380
Emirates Telecommunications Group Co. PJSC
2.375%, 6/18/19 (m)	1,000,000	1,000,000
3.500%, 6/18/24 (m)	1,000,000	1,020,000
Orange SA
2.750%, 2/6/19	1,000,000	1,005,806
5.375%, 7/8/19	500,000	522,959
1.625%, 11/3/19	1,000,000	987,287
4.125%, 9/14/21	1,000,000	1,059,213
Telefonica Emisiones SAU
5.877%, 7/15/19	570,000	599,261
5.134%, 4/27/20	629,000	664,312
5.462%, 2/16/21	2,456,000	2,651,508
4.570%, 4/27/23	500,000	539,284
4.103%, 3/8/27	440,000	452,143
Telefonos de Mexico SAB de CV
5.500%, 11/15/19	600,000	632,999
TELUS Corp.
2.800%, 2/16/27	400,000	377,967
Verizon Communications, Inc.
3.450%, 3/15/21	1,600,000	1,641,017
4.600%, 4/1/21	1,800,000	1,910,649
1.750%, 8/15/21	1,550,000	1,500,722
3.000%, 11/1/21	625,000	631,627
3.500%, 11/1/21	1,000,000	1,028,477
2.946%, 3/15/22	1,837,000	1,848,924
3.125%, 3/16/22	1,250,000	1,267,021
2.450%, 11/1/22 (x)	1,406,000	1,376,657
5.150%, 9/15/23	6,000,000	6,670,554
4.150%, 3/15/24	2,000,000	2,100,641
3.500%, 11/1/24	1,750,000	1,780,292
3.376%, 2/15/25§	1,000,000	1,003,116
2.625%, 8/15/26	2,265,000	2,131,184
4.125%, 3/16/27	2,250,000	2,344,172

		80,464,049

Wireless Telecommunication Services (0.1%)
America Movil SAB de CV
5.000%, 3/30/20	1,460,000	1,536,648
3.125%, 7/16/22	1,200,000	1,213,858
Rogers Communications, Inc.
3.000%, 3/15/23	750,000	746,882
3.625%, 12/15/25	500,000	511,443
2.900%, 11/15/26	500,000	482,625
Vodafone Group plc
5.450%, 6/10/19	1,526,000	1,592,803
2.500%, 9/26/22	700,000	691,891
2.950%, 2/19/23	1,306,000	1,312,646

		8,088,796

Total Telecommunication Services		88,552,845

Utilities (1.6%)
Electric Utilities (1.0%)
AEP Texas, Inc.
2.400%, 10/1/22§	350,000	343,945
AEP Transmission Co. LLC
3.100%, 12/1/26	250,000	249,281

See Notes to Financial Statements.

1008

EQ ADVISORS TRUST

EQ/CORE BOND INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

	Principal Amount	Value (Note 1)

Alabama Power Co.
Series 17A
2.450%, 3/30/22	$500,000	$496,919
American Electric Power Co., Inc.
2.150%, 11/13/20	180,000	179,193
3.200%, 11/13/27 (x)	400,000	397,161
Series F
2.950%, 12/15/22	150,000	152,183
Appalachian Power Co.
3.400%, 6/1/25	350,000	356,417
Arizona Public Service Co.
8.750%, 3/1/19	461,000	494,513
3.150%, 5/15/25	200,000	203,556
2.950%, 9/15/27	350,000	345,597
Avangrid, Inc.
3.150%, 12/1/24	500,000	496,626
Baltimore Gas & Electric Co.
2.400%, 8/15/26	700,000	664,856
CenterPoint Energy Houston Electric LLC
2.250%, 8/1/22	250,000	246,600
Series Z
2.400%, 9/1/26	250,000	238,056
Cleco Corporate Holdings LLC
3.743%, 5/1/26	750,000	749,555
Commonwealth Edison Co.
2.150%, 1/15/19	1,000,000	1,000,687
4.000%, 8/1/20	431,000	447,954
3.400%, 9/1/21	250,000	257,164
Series 122
2.950%, 8/15/27	500,000	497,578
Connecticut Light & Power Co. (The)
2.500%, 1/15/23	156,000	155,674
Series A
3.200%, 3/15/27	250,000	254,401
DTE Electric Co.
3.650%, 3/15/24	245,000	256,616
Duke Energy Carolinas LLC
4.300%, 6/15/20	250,000	262,903
2.500%, 3/15/23	500,000	495,470
2.950%, 12/1/26	1,000,000	991,472
Duke Energy Corp.
5.050%, 9/15/19	655,000	684,941
1.800%, 9/1/21	750,000	730,258
2.400%, 8/15/22	300,000	295,712
3.050%, 8/15/22	1,100,000	1,115,237
3.750%, 4/15/24	350,000	364,899
3.150%, 8/15/27	750,000	744,264
Duke Energy Florida LLC
2.100%, 12/15/19	210,000	210,045
3.200%, 1/15/27	650,000	657,089
Duke Energy Indiana LLC
3.750%, 7/15/20	1,062,000	1,097,923
Duke Energy Ohio, Inc.
5.450%, 4/1/19	500,000	519,564
3.800%, 9/1/23	1,000,000	1,051,261
Duke Energy Progress LLC
5.300%, 1/15/19	700,000	722,397
Edison International
2.125%, 4/15/20	550,000	545,657
2.400%, 9/15/22	400,000	391,067
2.950%, 3/15/23	300,000	300,549

Emera US Finance LP
2.150%, 6/15/19	335,000	333,523
2.700%, 6/15/21	500,000	497,935
3.550%, 6/15/26	665,000	667,366
Enel Americas SA
4.000%, 10/25/26	165,000	167,681
Entergy Arkansas, Inc.
3.750%, 2/15/21	1,000,000	1,039,528
3.700%, 6/1/24	1,000,000	1,045,354
3.500%, 4/1/26	300,000	310,469
Entergy Corp.
5.125%, 9/15/20	787,000	837,057
4.000%, 7/15/22	1,000,000	1,042,889
2.950%, 9/1/26	300,000	291,018
Entergy Louisiana LLC
2.400%, 10/1/26	500,000	478,440
Entergy Texas, Inc.
7.125%, 2/1/19	600,000	630,424
Eversource Energy
4.500%, 11/15/19	419,000	434,512
Series H
3.150%, 1/15/25	150,000	150,698
Series K
2.750%, 3/15/22	1,000,000	999,532
Series L
2.900%, 10/1/24	500,000	494,497
Exelon Corp.
2.850%, 6/15/20	750,000	756,078
5.150%, 12/1/20	600,000	638,520
2.450%, 4/15/21	330,000	328,503
3.497%, 6/1/22	1,000,000	1,019,860
3.950%, 6/15/25	750,000	781,028
3.400%, 4/15/26	500,000	501,828
FirstEnergy Corp.
Series A
2.850%, 7/15/22	450,000	446,457
Series B
4.250%, 3/15/23	675,000	711,177
3.900%, 7/15/27	625,000	643,166
Florida Power & Light Co.
2.750%, 6/1/23	250,000	251,667
Fortis, Inc.
2.100%, 10/4/21	465,000	453,452
3.055%, 10/4/26	750,000	723,306
Georgia Power Co.
4.250%, 12/1/19	307,000	318,997
2.000%, 3/30/20	300,000	299,444
2.400%, 4/1/21	350,000	349,716
2.850%, 5/15/22	750,000	752,397
3.250%, 4/1/26	350,000	351,309
3.250%, 3/30/27	500,000	499,741
Series C
2.000%, 9/8/20	205,000	203,772
Great Plains Energy, Inc.
4.850%, 6/1/21	62,000	65,720
Gulf Power Co.
Series A
3.300%, 5/30/27	250,000	251,591
Hydro-Quebec
8.400%, 1/15/22	125,000	149,171
Indiana Michigan Power Co.
7.000%, 3/15/19	1,096,000	1,155,861

See Notes to Financial Statements.

1009

EQ ADVISORS TRUST

EQ/CORE BOND INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

	Principal Amount	Value (Note 1)

Interstate Power & Light Co.
3.250%, 12/1/24	$500,000	$509,356
ITC Holdings Corp.
2.700%, 11/15/22§	400,000	400,328
3.650%, 6/15/24	325,000	335,165
3.250%, 6/30/26	300,000	298,814
3.350%, 11/15/27§	400,000	399,505
Jersey Central Power & Light Co.
7.350%, 2/1/19	100,000	105,062
Kansas City Power & Light Co.
3.150%, 3/15/23	250,000	252,616
3.650%, 8/15/25	500,000	518,642
Series 09A
7.150%, 4/1/19	500,000	529,042
LG&E & KU Energy LLC
3.750%, 11/15/20	500,000	516,487
Metropolitan Edison Co.
7.700%, 1/15/19	500,000	526,031
MidAmerican Energy Co.
2.400%, 3/15/19	850,000	852,481
3.500%, 10/15/24	300,000	313,052
3.100%, 5/1/27	1,000,000	1,009,473
Nevada Power Co.
7.125%, 3/15/19	500,000	528,815
NextEra Energy Capital Holdings, Inc.
2.300%, 4/1/19	165,000	165,034
2.400%, 9/15/19	500,000	502,969
2.700%, 9/15/19	350,000	352,274
4.500%, 6/1/21	1,000,000	1,058,053
2.800%, 1/15/23	400,000	399,504
3.550%, 5/1/27	1,500,000	1,525,305
Northern States Power Co.
2.200%, 8/15/20	250,000	250,207
2.150%, 8/15/22	700,000	690,938
NSTAR Electric Co.
2.375%, 10/15/22	1,000,000	984,103
3.200%, 5/15/27	500,000	506,723
Oncor Electric Delivery Co. LLC
7.000%, 9/1/22	750,000	884,870
Pacific Gas & Electric Co.
3.500%, 10/1/20	1,344,000	1,378,112
3.250%, 6/15/23	250,000	254,769
3.750%, 2/15/24	450,000	472,011
3.400%, 8/15/24	500,000	514,909
3.500%, 6/15/25	250,000	255,905
2.950%, 3/1/26	500,000	486,998
3.300%, 3/15/27	500,000	496,645
PacifiCorp
5.500%, 1/15/19	300,000	310,384
2.950%, 2/1/22	500,000	510,036
3.600%, 4/1/24	600,000	629,817
PECO Energy Co.
2.375%, 9/15/22	500,000	497,042
3.150%, 10/15/25	700,000	710,318
PG&E Corp.
2.400%, 3/1/19 (x)	500,000	500,018
Pinnacle West Capital Corp.
2.250%, 11/30/20	115,000	114,753
Portland General Electric Co.
6.100%, 4/15/19	373,000	390,948
Potomac Electric Power Co.
3.600%, 3/15/24	300,000	314,864

PPL Capital Funding, Inc.
4.200%, 6/15/22	1,078,000	1,145,001
3.500%, 12/1/22	1,000,000	1,032,029
3.400%, 6/1/23	250,000	255,877
3.100%, 5/15/26	500,000	491,552
Progress Energy, Inc.
7.050%, 3/15/19	1,100,000	1,162,349
4.400%, 1/15/21	156,000	163,458
3.150%, 4/1/22	1,250,000	1,267,121
Public Service Co. of Colorado
5.125%, 6/1/19	35,000	36,496
3.200%, 11/15/20	150,000	154,099
2.250%, 9/15/22	500,000	494,725
Public Service Electric & Gas Co.
1.900%, 3/15/21	175,000	173,513
2.375%, 5/15/23	500,000	498,747
2.250%, 9/15/26	450,000	426,913
Southern California Edison Co.
3.875%, 6/1/21	381,000	399,098
1.845%, 2/1/22	128,571	127,215
Series B
2.400%, 2/1/22	200,000	198,776
Series C
3.500%, 10/1/23	200,000	207,176
Southern Co. (The)
1.850%, 7/1/19	685,000	682,314
2.150%, 9/1/19	1,200,000	1,198,831
2.750%, 6/15/20	500,000	503,049
2.350%, 7/1/21	1,500,000	1,489,842
2.950%, 7/1/23	575,000	574,934
Southwestern Electric Power Co.
6.450%, 1/15/19	344,000	358,189
Series K
2.750%, 10/1/26	500,000	481,347
Southwestern Public Service Co.
3.300%, 6/15/24	300,000	308,396
Tucson Electric Power Co.
3.050%, 3/15/25	600,000	583,644
UIL Holdings Corp.
4.625%, 10/1/20	500,000	524,516
Union Electric Co.
3.500%, 4/15/24	500,000	522,633
2.950%, 6/15/27	500,000	500,464
Virginia Electric & Power Co.
5.000%, 6/30/19	665,000	693,799
3.450%, 2/15/24	1,000,000	1,028,282
Series A
3.150%, 1/15/26	715,000	722,050
3.500%, 3/15/27	750,000	774,388
Series B
2.950%, 11/15/26	500,000	496,869
Series C
2.750%, 3/15/23	1,400,000	1,399,218
Westar Energy, Inc.
2.550%, 7/1/26	350,000	337,905
Wisconsin Electric Power Co.
2.950%, 9/15/21	725,000	733,526
Wisconsin Power & Light Co.
3.050%, 10/15/27	350,000	351,539
Xcel Energy, Inc.
4.700%, 5/15/20	756,000	783,354
2.400%, 3/15/21	500,000	498,681

See Notes to Financial Statements.

1010

EQ ADVISORS TRUST

EQ/CORE BOND INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

	Principal Amount	Value (Note 1)

2.600%, 3/15/22	$500,000	$498,153
3.300%, 6/1/25	500,000	509,177
3.350%, 12/1/26	500,000	506,548

		88,287,095

Gas Utilities (0.1%)
Atmos Energy Corp.
8.500%, 3/15/19	544,000	584,195
3.000%, 6/15/27	310,000	310,287
CenterPoint Energy Resources Corp.
4.500%, 1/15/21	592,000	622,474
Dominion Energy Gas Holdings LLC
2.800%, 11/15/20	1,000,000	1,007,463
National Fuel Gas Co.
3.750%, 3/1/23	1,000,000	1,021,080
5.200%, 7/15/25	1,000,000	1,076,429
3.950%, 9/15/27	300,000	299,705
ONE Gas, Inc.
2.070%, 2/1/19	500,000	499,853
Southern California Gas Co.
3.150%, 9/15/24	550,000	567,561
Series TT
2.600%, 6/15/26	500,000	486,521
Southern Natural Gas Co. LLC
4.400%, 6/15/21	150,000	158,637

		6,634,205

Independent Power and Renewable Electricity Producers (0.1%)
Enel Generacion Chile SA
4.250%, 4/15/24	400,000	416,999
Exelon Generation Co. LLC
5.200%, 10/1/19	1,000,000	1,048,311
2.950%, 1/15/20	250,000	253,415
PSEG Power LLC
5.125%, 4/15/20	650,000	688,217
3.000%, 6/15/21	650,000	654,126
Southern Power Co.
4.150%, 12/1/25	500,000	527,556
Series 15B
2.375%, 6/1/20	250,000	250,024
Series D
1.950%, 12/15/19	500,000	496,670
Series E
2.500%, 12/15/21	500,000	497,523

		4,832,841

Multi-Utilities (0.4%)
Ameren Corp.
2.700%, 11/15/20	250,000	251,397
Ameren Illinois Co.
2.700%, 9/1/22	500,000	504,033
Berkshire Hathaway Energy Co.
2.400%, 2/1/20	750,000	752,598
3.750%, 11/15/23	1,100,000	1,148,188
Black Hills Corp.
4.250%, 11/30/23	600,000	631,977
3.950%, 1/15/26	350,000	362,413
CMS Energy Corp.
5.050%, 3/15/22 (x)	1,000,000	1,084,718
3.000%, 5/15/26	210,000	207,472
Consolidated Edison Co. of New York, Inc.
6.650%, 4/1/19	600,000	632,618
4.450%, 6/15/20	500,000	525,571

Series B
3.125%, 11/15/27 (x)	300,000	303,010
Consolidated Edison, Inc.
2.000%, 5/15/21	315,000	310,256
Series A
2.000%, 3/15/20	125,000	124,290
Consumers Energy Co.
6.700%, 9/15/19	1,002,000	1,076,899
Delmarva Power & Light Co.
3.500%, 11/15/23	750,000	774,864
Dominion Energy, Inc.
2.962%, 7/1/19 (e)	250,000	252,012
5.200%, 8/15/19	316,000	330,212
2.500%, 12/1/19	1,212,000	1,213,854
2.579%, 7/1/20	455,000	454,812
4.104%, 4/1/21 (e)	800,000	830,190
3.625%, 12/1/24	1,250,000	1,292,180
Series A
1.875%, 1/15/19	500,000	498,853
Series B
1.600%, 8/15/19	350,000	345,880
2.750%, 1/15/22	500,000	500,577
Series C
2.000%, 8/15/21	300,000	293,076
Series D
2.850%, 8/15/26 (x)	450,000	437,312
DTE Energy Co.
1.500%, 10/1/19	250,000	246,628
2.400%, 12/1/19	350,000	350,499
2.850%, 10/1/26	750,000	724,355
3.800%, 3/15/27	500,000	518,259
Series B
3.300%, 6/15/22	300,000	305,416
Series C
3.500%, 6/1/24	1,000,000	1,022,613
NiSource Finance Corp.
2.650%, 11/17/22	185,000	183,816
3.490%, 5/15/27	1,250,000	1,276,671
Public Service Enterprise Group, Inc.
2.650%, 11/15/22	1,000,000	990,782
Puget Energy, Inc.
6.000%, 9/1/21	1,500,000	1,667,493
San Diego Gas & Electric Co.
2.500%, 5/15/26	500,000	478,770
Series NNN
3.600%, 9/1/23	1,650,000	1,719,174
Sempra Energy
9.800%, 2/15/19	1,000,000	1,082,505
1.625%, 10/7/19	350,000	345,553
2.850%, 11/15/20	300,000	302,782
2.875%, 10/1/22	563,000	561,096
3.550%, 6/15/24	250,000	257,699
3.750%, 11/15/25	300,000	311,101
3.250%, 6/15/27	500,000	497,278
Southern Co. Gas Capital Corp.
3.500%, 9/15/21	750,000	768,339
2.450%, 10/1/23	650,000	628,198
3.250%, 6/15/26	530,000	523,325
TECO Finance, Inc.
5.150%, 3/15/20	622,000	655,664

See Notes to Financial Statements.

1011

EQ ADVISORS TRUST

EQ/CORE BOND INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

	Principal Amount	Value (Note 1)

WEC Energy Group, Inc.
2.450%, 6/15/20	$250,000	$250,453
3.550%, 6/15/25	250,000	259,081

		31,066,812

Water Utilities (0.0%)
American Water Capital Corp.
3.850%, 3/1/24	800,000	842,398
3.400%, 3/1/25	400,000	410,767
United Utilities plc
5.375%, 2/1/19	500,000	521,328

		1,774,493

Total Utilities		132,595,446

Total Corporate Bonds		2,895,570,792

Foreign Government Securities (2.5%)
Canadian Government Bond
1.625%, 2/27/19	3,500,000	3,487,453
2.000%, 11/15/22	1,670,000	1,648,999
Export Development Canada
1.750%, 8/19/19	3,000,000	2,986,748
1.000%, 9/13/19	750,000	737,197
1.625%, 1/17/20	2,250,000	2,229,597
1.500%, 5/26/21	1,000,000	976,224
1.375%, 10/21/21	1,000,000	966,679
2.000%, 5/17/22	500,000	492,390
Export-Import Bank of Korea
2.375%, 8/12/19	1,250,000	1,243,008
2.125%, 1/25/20	1,000,000	985,934
5.125%, 6/29/20	500,000	525,764
2.500%, 11/1/20	950,000	939,685
4.000%, 1/29/21	1,500,000	1,544,469
4.375%, 9/15/21	200,000	209,324
2.750%, 1/25/22	1,000,000	988,900
5.000%, 4/11/22	500,000	537,875
3.000%, 11/1/22 (x)	950,000	945,647
4.000%, 1/14/24	500,000	523,865
2.875%, 1/21/25	1,500,000	1,463,384
3.250%, 11/10/25	1,000,000	996,862
2.625%, 5/26/26	2,000,000	1,902,325
2.375%, 4/21/27	1,500,000	1,387,881
FMS Wertmanagement AoeR
1.000%, 8/16/19	2,250,000	2,213,029
1.750%, 1/24/20	2,000,000	1,985,419
1.750%, 3/17/20	1,250,000	1,239,826
1.375%, 6/8/21	1,500,000	1,456,212
Iraq Government AID Bond
2.149%, 1/18/22	665,000	660,855
Japan Bank for International Cooperation
1.750%, 5/29/19	2,500,000	2,483,387
2.250%, 2/24/20	1,000,000	997,236
2.125%, 6/1/20	710,000	705,268
2.125%, 7/21/20	250,000	248,106
2.125%, 11/16/20	1,100,000	1,089,129
1.500%, 7/21/21	1,500,000	1,446,542
2.000%, 11/4/21	665,000	650,757
2.500%, 6/1/22	770,000	765,613
2.375%, 7/21/22	250,000	247,100
2.375%, 11/16/22	945,000	931,915
3.375%, 7/31/23	2,000,000	2,067,601
2.125%, 2/10/25	1,500,000	1,436,496

2.750%, 1/21/26	1,000,000	996,779
2.375%, 4/20/26	2,000,000	1,937,550
1.875%, 7/21/26	1,500,000	1,410,121
2.250%, 11/4/26	1,000,000	956,024
2.875%, 6/1/27	3,000,000	3,011,648
2.750%, 11/16/27	475,000	478,247
Japan Finance Organization for Municipalities
4.000%, 1/13/21	700,000	727,642
Japan International Cooperation Agency
2.750%, 4/27/27 (x)	690,000	682,099
Kingdom of Jordan
3.000%, 6/30/25	5,000,000	5,131,000
Province of Alberta
1.900%, 12/6/19	2,000,000	1,985,342
Province of British Columbia
2.650%, 9/22/21	2,000,000	2,018,011
2.000%, 10/23/22	1,300,000	1,294,856
2.250%, 6/2/26	1,000,000	965,431
Province of Manitoba
1.750%, 5/30/19	1,000,000	994,719
2.125%, 5/4/22 (x)	2,000,000	1,966,530
2.100%, 9/6/22	1,468,000	1,435,266
3.050%, 5/14/24 (x)	1,000,000	1,019,423
2.125%, 6/22/26	1,000,000	942,636
Province of New Brunswick Canada
2.500%, 12/12/22	250,000	249,024
Province of Ontario
1.625%, 1/18/19	2,000,000	1,990,407
2.000%, 1/30/19	2,100,000	2,098,178
1.650%, 9/27/19	1,300,000	1,287,879
4.000%, 10/7/19	500,000	515,442
4.400%, 4/14/20	4,000,000	4,188,267
1.875%, 5/21/20	2,500,000	2,475,943
2.400%, 2/8/22	2,500,000	2,483,727
2.450%, 6/29/22 (x)	1,700,000	1,694,987
3.200%, 5/16/24	2,500,000	2,576,161
2.500%, 4/27/26	2,000,000	1,957,242
Province of Quebec
3.500%, 7/29/20	1,700,000	1,751,450
2.750%, 8/25/21	2,100,000	2,119,712
2.375%, 1/31/22	2,500,000	2,483,376
2.625%, 2/13/23	2,531,000	2,533,770
2.875%, 10/16/24 (x)	1,000,000	1,011,333
2.500%, 4/20/26	1,000,000	977,248
2.750%, 4/12/27	1,750,000	1,731,374
Republic of Chile
2.250%, 10/30/22 (x)	245,000	241,937
3.125%, 1/21/26	3,512,000	3,560,290
Republic of Colombia
7.375%, 3/18/19	2,250,000	2,385,000
4.375%, 7/12/21 (x)	2,350,000	2,479,250
2.625%, 3/15/23	1,200,000	1,173,000
4.000%, 2/26/24 (x)	2,000,000	2,075,000
4.500%, 1/28/26	1,000,000	1,067,500
3.875%, 4/25/27	2,250,000	2,292,187
Republic of Hungary
4.000%, 3/25/19	3,000,000	3,067,500
6.375%, 3/29/21	3,000,000	3,333,750
5.375%, 2/21/23	1,000,000	1,113,750
5.375%, 3/25/24	3,000,000	3,393,750
Republic of Indonesia
2.950%, 1/11/23	1,250,000	1,242,187

See Notes to Financial Statements.

1012

EQ ADVISORS TRUST

EQ/CORE BOND INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

	Principal Amount	Value (Note 1)

Republic of Italy
6.875%, 9/27/23 (x)	$2,000,000	$2,352,206
Republic of Korea
7.125%, 4/16/19	1,796,000	1,897,759
3.875%, 9/11/23	250,000	261,456
2.750%, 1/19/27 (x)	1,750,000	1,712,116
Republic of Panama
5.200%, 1/30/20	1,143,000	1,205,865
4.000%, 9/22/24	890,000	945,625
3.750%, 3/16/25	3,000,000	3,127,500
Republic of Peru
7.125%, 3/30/19	1,437,000	1,530,405
Republic of Philippines
6.500%, 1/20/20	312,000	339,690
4.000%, 1/15/21	5,750,000	6,023,125
4.200%, 1/21/24	2,400,000	2,604,000
Republic of Poland
6.375%, 7/15/19	2,798,000	2,965,880
5.125%, 4/21/21	1,500,000	1,625,625
5.000%, 3/23/22	2,062,000	2,257,890
3.000%, 3/17/23	1,750,000	1,780,625
4.000%, 1/22/24	2,250,000	2,399,063
3.250%, 4/6/26	1,500,000	1,531,875
Republic of Uruguay
8.000%, 11/18/22	1,000,000	1,206,250
4.500%, 8/14/24 (x)	500,000	543,125
State of Israel
5.125%, 3/26/19	1,587,000	1,648,496
4.000%, 6/30/22	1,000,000	1,058,750
3.150%, 6/30/23	500,000	511,250
2.875%, 3/16/26	1,500,000	1,496,250
Svensk Exportkredit AB
1.250%, 4/12/19	2,000,000	1,980,197
1.875%, 6/17/19	1,000,000	997,502
1.125%, 8/28/19	1,000,000	984,680
1.750%, 5/18/20	1,500,000	1,485,105
1.875%, 6/23/20	750,000	744,230
2.375%, 3/9/22	1,000,000	998,268
2.000%, 8/30/22	250,000	244,673
Ukraine Government AID Bonds
1.847%, 5/29/20	3,755,000	3,736,225
1.471%, 9/29/21	1,000,000	973,100
United Mexican States
3.500%, 1/21/21(x)	2,000,000	2,061,500
3.625%, 3/15/22	7,000,000	7,239,750
3.600%, 1/30/25	2,000,000	2,019,500
4.125%, 1/21/26 (x)	1,865,000	1,939,134
4.150%, 3/28/27 (x)	2,745,000	2,839,702

Total Foreign Government Securities		207,117,038

Municipal Bonds (0.1%)
Arizona Salt River Project, Agricultural Improvement & Power District, Revenue Bonds, Series 2010A
4.839%, 1/1/41	2,000	2,407
Central Puget Sound Regional Transit Authority, Revenue Bonds, Series 2009P-2T
5.491%, 11/1/39	4,000	5,117
City & County of Denver, General Obligation Bonds, Series 2010B
5.650%, 8/1/30	4,000	4,319

City of Chicago, International Airport, Revenue Bonds, Series 2010B
6.845%, 1/1/38	2,000	2,166
6.395%, 1/1/40	4,000	5,583
City of New York Municipal Water Finance Authority, Water & Sewer System, Revenue Bonds, Series 2010EE
6.011%, 6/15/42	4,000	5,628
City of New York Municipal Water Finance Authority, Water & Sewer System, Revenue Bonds, Series 2010GG
5.724%, 6/15/42	2,000	2,711
City of New York Transitional Finance Authority, Future Tax Secured Bonds, Revenue Bonds, Series 2011A
5.508%, 8/1/37	8,000	10,178
City of New York, General Obligation Bonds, Series 2009-A1
5.206%, 10/1/31	4,000	4,676
Commonwealth of Massachusetts, General Obligation Bonds, Series 2010E 4.200%, 12/1/21	155,000	162,536
County of Clark Airport System, Revenue Bonds, Series 2009B
6.881%, 7/1/42	4,000	4,293
County of Los Angeles Community College District, General Obligation Bonds, Series 2008-E
6.750%, 8/1/49	4,000	6,209
County of Nashville & Davidson Convention Center Authority, Revenue Bonds, Series 2010B
6.731%, 7/1/43	204,000	281,612
County of San Diego Regional Airport Authority, Revenue Bonds, Series 2010B
6.138%, 5/1/49	4,000	5,651
Florida Hurricane Catastrophe Fund Finance Corp., Revenue Bonds, Series 2013A
2.995%, 7/1/20	750,000	759,817
Georgia Municipal Electric Authority, Revenue Bonds, Series 2010A
6.637%, 4/1/57	2,000	2,564
7.055%, 4/1/57	4,000	4,929
Metropolitan Government Nashville & Davidson County Health & Educational Facilities, Revenue Bonds, Series B
4.053%, 7/1/26	1,000,000	1,061,830
New Jersey Economic Development Authority, State Pension Funding Bonds, SeriesB, AGM
(Zero Coupon), 2/15/19	1,000,000	972,200
(Zero Coupon), 2/15/23	1,000,000	836,600
Ohio State University, Revenue Bonds, Series 2010C
4.910%, 6/1/40	4,000	4,846
Pennsylvania Turnpike Commission, Revenue Bonds, Series 2010B
5.511%, 12/1/45	1,000	1,308
5.561%, 12/1/49	3,000	4,026
San Francisco Bay Area Toll Authority, Subordinate Toll Bridge, Revenue Bonds, Series 2010-S1
6.793%, 4/1/30	4,000	4,940
7.043%, 4/1/50	4,000	6,319

See Notes to Financial Statements.

1013

EQ ADVISORS TRUST

EQ/CORE BOND INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

	Principal Amount	Value (Note 1)

South Carolina Public Service Authority, South Carolina St Public Service Authority Revenue for Issues Dated Prior To 12/21/10 See 837147 Taxable, Obligs, Series D
2.388%, 12/1/23	$1,000,000	$951,970
State of California Department of Water Resources, Revenue Bonds, Series P
2.000%, 5/1/22	350,000	342,086
State of California, Various Purposes, General Obligation Bonds, Series 2009
6.200%, 3/1/19	200,000	209,684
6.200%, 10/1/19	400,000	428,700
State of Illinois, General Obligation Bonds, Series 2011
5.877%, 3/1/19	60,000	61,870
State of New York Urban Development Corp., Personal Income Tax, Revenue Bonds, Series 2009E
5.770%, 3/15/39	2,000	2,445
State of Wisconsin, RevenueBonds,
3.154%, 5/1/27	1,300,000	1,318,174
University of California
3.063%, 7/1/25	500,000	505,445

Total Municipal Bonds		7,982,839

Supranational (2.9%)
African Development Bank
1.000%, 5/15/19	2,000,000	1,973,512
1.375%, 2/12/20	1,000,000	985,285
1.875%, 3/16/20	2,500,000	2,488,189
1.250%, 7/26/21	1,000,000	965,173
2.125%, 11/16/22	250,000	246,403
Asian Development Bank
1.750%, 3/21/19	1,350,000	1,346,448
1.000%, 8/16/19	1,000,000	984,040
1.750%, 1/10/20	5,000,000	4,969,314
1.500%, 1/22/20	1,000,000	988,731
1.375%, 3/23/20	650,000	639,990
1.625%, 8/26/20	1,000,000	986,548
1.625%, 3/16/21	2,000,000	1,963,009
1.750%, 6/8/21	3,250,000	3,196,175
2.125%, 11/24/21	1,500,000	1,489,712
2.000%, 2/16/22	3,000,000	2,959,982
1.875%, 2/18/22	3,000,000	2,948,595
2.000%, 1/22/25	3,000,000	2,897,067
2.000%, 4/24/26	1,000,000	957,629
1.750%, 8/14/26	1,000,000	935,515
2.625%, 1/12/27	2,500,000	2,502,008
2.500%, 11/2/27	2,500,000	2,470,718
Corp. Andina de Fomento
8.125%, 6/4/19	1,229,000	1,325,987
2.200%, 7/18/20	1,250,000	1,240,500
4.375%, 6/15/22	1,500,000	1,596,127
Council of Europe Development Bank
1.500%, 5/17/19	750,000	745,087
1.750%, 11/14/19	1,500,000	1,490,742
1.875%, 1/27/20	750,000	746,273
1.625%, 3/10/20	1,000,000	990,400
European Bank for Reconstruction & Development
1.750%, 6/14/19	2,000,000	1,991,733
0.875%, 7/22/19	200,000	200,193

1.750%, 11/26/19	1,000,000	993,129
1.625%, 5/5/20	3,000,000	2,969,970
1.875%, 2/23/22	1,000,000	981,309
2.125%, 3/7/22 (x)	5,500,000	5,446,341
European Investment Bank
1.875%, 3/15/19	3,000,000	2,996,412
1.250%, 5/15/19	4,000,000	3,960,462
1.750%, 6/17/19	5,000,000	4,982,140
1.125%, 8/15/19	1,000,000	985,734
1.250%, 12/16/19	3,000,000	2,952,779
1.625%, 3/16/20	4,000,000	3,957,696
1.750%, 5/15/20	2,000,000	1,984,120
1.375%, 6/15/20	5,000,000	4,908,872
1.625%, 8/14/20	4,200,000	4,142,318
2.875%, 9/15/20	2,750,000	2,800,003
1.625%, 12/15/20	1,000,000	983,128
4.000%, 2/16/21	2,200,000	2,316,003
2.000%, 3/15/21	4,000,000	3,969,743
2.500%, 4/15/21	2,000,000	2,015,495
1.625%, 6/15/21(x)	4,000,000	3,913,961
1.375%, 9/15/21	3,500,000	3,384,970
2.250%, 3/15/22	2,500,000	2,487,732
2.250%, 8/15/22	3,000,000	2,980,135
3.250%, 1/29/24	3,100,000	3,221,737
2.500%, 10/15/24	1,000,000	996,829
1.875%, 2/10/25 (x)	3,000,000	2,866,203
2.125%, 4/13/26	2,000,000	1,932,732
2.375%, 5/24/27	1,000,000	977,692
Inter-American Development Bank
1.000%, 5/13/19	2,000,000	1,974,188
3.875%, 9/17/19	1,000,000	1,031,003
1.250%, 10/15/19	1,000,000	986,277
1.750%, 10/15/19	5,000,000	4,975,000
3.875%, 2/14/20	3,349,000	3,473,068
1.625%, 5/12/20	3,300,000	3,263,668
1.875%, 6/16/20	1,500,000	1,491,452
1.375%, 7/15/20	5,000,000	4,908,470
2.125%, 11/9/20	3,100,000	3,096,852
1.875%, 3/15/21	1,150,000	1,138,289
1.250%, 9/14/21	1,000,000	963,827
2.125%, 1/18/22	1,000,000	992,321
1.750%, 9/14/22	2,500,000	2,434,340
3.000%, 2/21/24	2,000,000	2,054,061
2.125%, 1/15/25	2,000,000	1,949,864
2.000%, 6/2/26	1,050,000	1,006,338
International Bank for Reconstruction & Development
1.875%, 3/15/19	3,700,000	3,698,202
0.875%, 8/15/19	3,000,000	2,947,133
1.875%, 10/7/19	2,500,000	2,493,687
1.125%, 11/27/19	3,000,000	2,948,820
1.375%, 3/30/20	3,000,000	2,952,645
1.875%, 4/21/20	3,000,000	2,985,113
1.125%, 8/10/20	2,500,000	2,436,061
1.625%, 9/4/20	3,985,000	3,931,713
2.125%, 11/1/20	2,150,000	2,147,398
1.625%, 3/9/21	4,000,000	3,928,226
1.375%, 5/24/21	4,000,000	3,888,075
2.250%, 6/24/21	3,000,000	2,999,863
1.375%, 9/20/21	3,000,000	2,904,055
2.125%, 12/13/21	5,000,000	4,966,640
2.000%, 1/26/22	3,500,000	3,457,246

See Notes to Financial Statements.

1014

EQ ADVISORS TRUST

EQ/CORE BOND INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

	Principal Amount	Value (Note 1)

1.625%, 2/10/22	$3,000,000	$2,918,654
1.875%, 10/7/22	1,000,000	976,590
7.625%, 1/19/23	1,000,000	1,245,586
2.125%, 2/13/23	1,319,000	1,299,640
1.750%, 4/19/23	1,000,000	965,545
2.500%, 11/25/24	3,500,000	3,498,421
2.125%, 3/3/25	450,000	438,267
2.500%, 7/29/25	3,000,000	2,988,641
1.875%, 10/27/26	2,000,000	1,890,180
International Finance Corp.
1.750%, 9/16/19	2,500,000	2,487,601
1.625%, 7/16/20	1,500,000	1,482,831
1.125%, 7/20/21	1,250,000	1,200,219
2.000%, 10/24/22	750,000	738,347
2.125%, 4/7/26	2,000,000	1,938,745
Nordic Investment Bank
1.125%, 2/25/19	2,000,000	1,980,919
1.625%, 11/20/20 (x)	495,000	487,349
1.250%, 8/2/21	2,000,000	1,931,200
2.125%, 2/1/22	1,000,000	991,722
North American Development Bank
2.400%, 10/26/22	1,150,000	1,120,709

Total Supranational		240,333,791

U.S. Government Agency Securities (2.7%)
FFCB
1.030%, 4/5/19	1,000,000	990,393
1.170%, 5/16/19	500,000	495,616
1.500%, 12/19/19	1,000,000	990,853
1.550%, 5/8/20	500,000	494,885
1.680%, 10/13/20	1,000,000	990,522
1.620%, 4/20/21	1,000,000	984,231
1.500%, 7/6/21	1,000,000	980,075
1.950%, 11/2/21	1,000,000	989,343
1.680%, 1/5/22	1,000,000	979,253
FHLB
1.250%, 1/16/19	7,000,000	6,955,857
1.875%, 3/8/19	500,000	499,854
1.375%, 3/18/19	5,000,000	4,969,718
1.375%, 5/28/19	1,840,000	1,827,280
1.625%, 6/14/19	3,000,000	2,989,924
0.875%, 8/5/19	5,000,000	4,916,596
1.000%, 9/26/19	3,000,000	2,952,319
1.375%, 11/15/19	8,495,000	8,407,061
1.875%, 3/13/20	2,000,000	1,994,334
4.125%, 3/13/20	4,000,000	4,183,354
1.750%, 7/13/20	1,500,000	1,488,462
1.830%, 7/29/20	1,000,000	995,480
1.800%, 8/28/20	1,500,000	1,489,340
1.950%, 11/5/20	5,000,000	4,984,777
1.870%, 2/10/21	1,500,000	1,487,680
1.375%, 2/18/21	3,150,000	3,085,646
1.750%, 3/12/21	2,000,000	1,976,453
1.125%, 7/14/21	10,000,000	9,667,813
1.875%, 11/29/21	5,000,000	4,954,213
2.160%, 8/17/22	2,750,000	2,727,111
2.510%, 12/29/22	2,000,000	1,995,379
2.875%, 9/13/24	2,000,000	2,058,156
5.500%, 7/15/36	3,000	4,131
FHLMC
3.750%, 3/27/19	3,470,000	3,548,563
1.750%, 5/30/19	3,000,000	2,994,984

1.250%, 7/26/19	2,000,000	1,980,876
1.600%, 7/26/19	500,000	497,354
2.000%, 7/30/19	600,000	601,495
1.250%, 8/1/19	3,500,000	3,463,533
1.375%, 8/15/19	1,000,000	991,342
1.300%, 8/28/19	2,000,000	1,978,885
1.250%, 10/2/19	7,500,000	7,412,749
1.625%, 10/25/19	500,000	497,323
1.500%, 1/17/20	3,000,000	2,971,413
1.800%, 4/13/20	500,000	496,761
1.375%, 5/1/20	7,350,000	7,250,002
1.625%, 9/29/20	1,630,000	1,611,881
1.875%, 11/17/20	1,000,000	995,431
2.250%, 11/24/20	7,500,000	7,518,737
1.330%, 12/30/20	1,000,000	980,412
1.930%, 8/27/21	1,000,000	991,403
2.375%, 1/13/22	7,947,000	8,001,818
FNMA
1.875%, 2/19/19	2,000,000	2,000,050
1.250%, 2/26/19	1,000,000	993,942
1.750%, 6/20/19	5,000,000	4,991,271
1.250%, 6/28/19	1,000,000	991,609
1.075%, 7/11/19	500,000	494,136
0.875%, 8/2/19	5,000,000	4,918,566
1.250%, 8/23/19	1,000,000	989,605
1.000%, 8/28/19	5,000,000	4,924,328
1.750%, 9/12/19	5,500,000	5,483,972
(Zero Coupon), 10/9/19	4,000,000	3,850,322
1.000%, 10/24/19	4,750,000	4,669,715
1.650%, 1/27/20	1,000,000	991,482
1.500%, 2/28/20	3,500,000	3,464,676
1.500%, 6/22/20	2,500,000	2,469,702
1.500%, 11/30/20	2,817,000	2,776,449
1.875%, 12/28/20	1,313,000	1,307,481
1.375%, 2/26/21	3,000,000	2,937,700
1.250%, 5/6/21	5,000,000	4,863,396
1.250%, 8/17/21	5,000,000	4,847,562
1.375%, 10/7/21	2,000,000	1,943,491
2.000%, 1/5/22	5,000,000	4,959,425
1.875%, 4/5/22	1,000,000	986,759
2.625%, 9/6/24	2,500,000	2,532,512
2.125%, 4/24/26	8,165,000	7,904,955
1.875%, 9/24/26	2,000,000	1,888,108
Tennessee Valley Authority
3.875%, 2/15/21	2,830,000	2,980,835
1.875%, 8/15/22	1,000,000	981,611
2.875%, 9/15/24	2,400,000	2,466,835
2.875%, 2/1/27	1,000,000	1,021,353

Total U.S. Government Agency Securities		224,922,919

U.S. Treasury Obligations (50.1%)
U.S. Treasury Bonds
8.875%, 2/15/19	2,432,000	2,623,235
8.125%, 8/15/19	212,000	232,952
8.500%, 2/15/20	187,000	212,771
8.750%, 8/15/20	1,880,000	2,204,447
7.125%, 2/15/23	4,312,000	5,330,710
U.S. Treasury Notes
1.125%, 1/15/19	12,500,000	12,408,691
1.125%, 1/31/19	10,000,000	9,924,219

See Notes to Financial Statements.

1015

EQ ADVISORS TRUST

EQ/CORE BOND INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

	Principal Amount	Value (Note 1)

1.250%, 1/31/19	$25,000,000	$24,841,797
1.500%, 1/31/19	21,250,000	21,172,389
0.750%, 2/15/19	69,500,000	68,655,686
2.750%, 2/15/19	7,907,000	7,984,835
1.125%, 2/28/19	40,000,000	39,668,752
1.375%, 2/28/19	15,812,000	15,724,911
1.500%, 2/28/19	35,500,000	35,356,473
1.250%, 3/31/19	25,000,000	24,814,452
1.500%, 3/31/19	5,050,000	5,028,301
1.250%, 4/30/19	2,000,000	1,984,102
1.625%, 4/30/19	43,000,000	42,868,983
0.875%, 5/15/19	22,500,000	22,203,808
3.125%, 5/15/19	24,454,000	24,868,094
1.250%, 5/31/19	25,000,000	24,792,970
1.500%, 5/31/19	25,000,000	24,874,023
1.000%, 6/30/19	2,600,000	2,567,500
1.625%, 6/30/19	5,000,000	4,982,715
0.875%, 7/31/19	1,500,000	1,477,266
1.375%, 7/31/19	50,000,000	49,622,070
1.625%, 7/31/19	40,000,000	39,852,344
3.625%, 8/15/19	20,086,000	20,642,679
1.625%, 8/31/19	22,500,000	22,408,155
1.000%, 9/30/19	10,000,000	9,851,758
1.750%, 9/30/19	27,000,000	26,938,829
1.250%, 10/31/19	1,000,000	988,750
1.500%, 10/31/19	35,000,000	34,761,426
3.375%, 11/15/19	223,000	229,132
1.000%, 11/30/19	20,000,000	19,670,312
1.500%, 11/30/19	45,000,000	44,670,411
1.125%, 12/31/19	47,000,000	46,298,671
1.625%, 12/31/19	35,000,000	34,816,796
1.375%, 1/15/20	20,000,000	19,793,750
1.250%, 1/31/20	40,000,000	39,471,876
1.375%, 1/31/20	10,000,000	9,893,750
1.375%, 2/15/20	40,000,000	39,559,376
3.625%, 2/15/20	20,355,000	21,082,532
1.250%, 2/29/20	2,500,000	2,465,918
1.375%, 2/29/20	50,000,000	49,439,455
1.625%, 3/15/20	25,000,000	24,844,728
1.125%, 3/31/20	7,500,000	7,371,094
1.375%, 3/31/20	30,000,000	29,647,266
1.500%, 4/15/20	20,000,000	19,813,282
1.125%, 4/30/20	2,000,000	1,964,453
1.375%, 4/30/20	50,000,000	49,378,905
3.500%, 5/15/20	35,524,000	36,813,134
1.375%, 5/31/20	16,061,000	15,855,846
1.500%, 5/31/20	50,000,000	49,503,905
1.500%, 6/15/20	10,000,000	9,898,828
1.625%, 6/30/20	30,000,000	29,777,343
1.500%, 7/15/20	25,000,000	24,733,398
1.500%, 8/15/20	2,500,000	2,472,363
2.625%, 8/15/20	33,187,000	33,762,589
1.375%, 8/31/20	35,000,000	34,488,671
2.125%, 8/31/20	36,000,000	36,168,750
1.375%, 9/30/20	40,000,000	39,390,624
2.000%, 9/30/20	1,100,000	1,101,461
1.375%, 10/31/20	15,000,000	14,757,421
2.625%, 11/15/20	44,196,000	44,986,693
1.625%, 11/30/20	50,000,000	49,500,000
2.000%, 11/30/20	1,000,000	1,000,937
1.750%, 12/31/20	20,000,000	19,863,282
2.375%, 12/31/20	16,000,000	16,179,374

1.375%, 1/31/21	45,000,000	44,143,947
2.125%, 1/31/21	41,000,000	41,139,334
3.625%, 2/15/21	47,140,000	49,434,393
1.125%, 2/28/21	50,000,000	48,626,955
2.000%, 2/28/21	1,000,000	999,375
1.250%, 3/31/21	45,000,000	43,889,062
2.250%, 3/31/21	1,100,000	1,107,348
1.375%, 4/30/21	50,000,000	48,917,970
3.125%, 5/15/21	19,069,000	19,733,436
1.375%, 5/31/21	7,500,000	7,331,250
1.125%, 6/30/21	57,000,000	55,203,166
1.125%, 7/31/21	45,000,000	43,521,678
2.250%, 7/31/21	15,000,000	15,088,476
2.125%, 8/15/21	50,062,000	50,128,487
1.125%, 8/31/21	40,000,000	38,640,624
2.000%, 8/31/21	20,000,000	19,933,594
1.125%, 9/30/21	40,000,000	38,596,876
2.125%, 9/30/21	22,500,000	22,514,062
1.250%, 10/31/21	42,500,000	41,175,194
2.000%, 10/31/21	25,000,000	24,898,438
2.000%, 11/15/21	37,978,000	37,863,770
1.750%, 11/30/21	65,000,000	64,096,097
1.500%, 1/31/22	80,000,000	78,025,000
1.875%, 1/31/22	30,000,000	29,690,625
2.000%, 2/15/22	35,162,000	34,994,432
1.750%, 2/28/22	25,000,000	24,617,188
1.875%, 2/28/22	30,000,000	29,674,218
1.750%, 3/31/22	15,000,000	14,753,907
1.875%, 3/31/22	40,000,000	39,543,752
1.750%, 4/30/22	5,000,000	4,913,476
1.875%, 4/30/22	25,000,000	24,701,173
1.750%, 5/15/22	17,936,000	17,644,540
1.750%, 5/31/22	25,000,000	24,563,478
1.875%, 5/31/22	15,000,000	14,828,320
1.750%, 6/30/22	12,500,000	12,275,390
1.875%, 7/31/22	30,000,000	29,594,532
2.000%, 7/31/22	22,000,000	21,833,282
1.625%, 8/15/22	58,928,800	57,552,259
1.625%, 8/31/22	22,000,000	21,457,735
1.875%, 8/31/22	35,000,000	34,507,813
1.750%, 9/30/22	30,000,000	29,397,657
1.875%, 10/31/22	14,500,000	14,289,863
1.625%, 11/15/22	35,304,700	34,398,637
2.000%, 11/30/22	15,000,000	14,865,234
2.125%, 12/31/22	2,000,000	1,991,641
1.750%, 1/31/23	52,500,000	51,320,803
2.000%, 2/15/23	67,030,900	66,339,644
1.500%, 2/28/23	25,000,000	24,124,022
1.500%, 3/31/23	30,000,000	28,919,532
1.750%, 5/15/23	53,514,600	52,203,910
1.625%, 5/31/23	40,000,000	38,748,436
1.375%, 6/30/23	20,000,000	19,107,032
1.250%, 7/31/23	17,500,000	16,582,617
2.500%, 8/15/23	3,250,000	3,294,560
1.375%, 8/31/23	25,000,000	23,833,008
1.375%, 9/30/23	35,000,000	33,338,868
1.625%, 10/31/23	40,000,000	38,620,312
2.750%, 11/15/23	22,000,000	22,598,125
2.750%, 2/15/24	42,000,000	43,102,500
2.125%, 2/29/24	20,000,000	19,801,562
2.000%, 4/30/24	25,000,000	24,549,805
2.500%, 5/15/24	43,000,000	43,482,069

See Notes to Financial Statements.

1016

EQ ADVISORS TRUST

EQ/CORE BOND INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

	Principal Amount	Value (Note 1)

2.125%, 7/31/24	$25,000,000	$24,704,103
2.375%, 8/15/24	35,000,000	35,113,477
1.875%, 8/31/24	31,000,000	30,168,087
2.125%, 9/30/24	40,500,000	39,989,003
2.250%, 11/15/24	45,000,000	44,771,486
2.000%, 2/15/25	45,000,000	43,989,260
2.125%, 5/15/25	50,000,000	49,234,375
2.000%, 8/15/25	52,500,000	51,175,194
2.250%, 11/15/25	27,000,000	26,761,641
1.625%, 2/15/26	60,000,000	56,662,500
1.625%, 5/15/26	55,000,000	51,807,420
1.500%, 8/15/26	75,000,000	69,776,370
2.000%, 11/15/26	55,000,000	53,236,134
2.250%, 2/15/27	50,000,000	49,347,655
2.250%, 8/15/27	32,000,000	31,552,499
2.250%, 11/15/27	63,700,000	62,809,194

Total U.S. Treasury Obligations		4,190,699,306

Total Long-Term Debt Securities (93.0%) (Cost $7,763,271,259)		7,771,141,381

	Number of Shares	Value (Note 1)
PREFERRED STOCKS:
Financials (0.0%)
Thrifts & Mortgage Finance (0.0%)
FHLMC,
Series Z,
(3 Months LIBOR + 4.16%, 7.875% Floor), 7.875% (k)*	17,000	146,200
FNMA,
Series S,
(3 Months LIBOR + 4.23%, 7.75% Floor), 7.750% (k)(x)*	22,000	193,600

Total Preferred Stocks (0.0%) (Cost $18,166)		339,800

EXCHANGE TRADED FUNDS (ETF):
iShares 1-3 Year Treasury Bond ETF (x)	2,420,000	202,917,000
iShares 3-7 Year Treasury Bond ETF (x)	1,673,449	204,428,530
iShares 7-10 Year Treasury Bond ETF (x)	1,125,971	118,868,758

Total Exchange Traded Funds (6.3%) (Cost $525,051,822)		526,214,288

	Principal Amount	Value (Note 1)

SHORT-TERM INVESTMENTS:
Repurchase Agreements (1.0%)
Bank of Nova Scotia (The), 1.39%, dated 12/29/17, due 1/2/18, repurchase price $7,001,081, collateralized by various U.S. Government Treasury Securities, ranging from 0.000%-3.750%, maturing 1/11/18-2/15/47; total market value $7,145,873. (xx)	$7,000,000	$7,000,000
Citigroup Global Markets Ltd., 1.40%, dated 12/29/17, due 1/2/18, repurchase price $4,400,684, collateralized by various Foreign Government Agency Securities, ranging from 1.625%-2.500%, maturing 3/16/21-7/29/25, U.S. Government Treasury Securities, ranging from 0.875%-7.250%, maturing from 8/15/20-2/15/47; total market value $4,488,001. (xx)	4,400,000	4,400,000
Citigroup Global Markets, Inc., 1.60%, dated 12/29/17, due 1/2/18, repurchase price $8,001,422, collateralized by various Common Stocks; total market value $8,800,003. (xx)	8,000,000	8,000,000
Citigroup Global Markets, Inc., 1.60%, dated 12/29/17, due 1/2/18, repurchase price $3,000,533, collateralized by various Common Stocks; total market value $3,300,001. (xx)	3,000,000	3,000,000
Deutsche Bank AG, 1.81%, dated 12/29/17, due 1/2/18, repurchase price $5,501,106, collateralized by various Common Stocks, U.S. Government Treasury Securities, ranging from 1.875%-2.250%, maturing 4/30/22-8/15/46; total market value $6,117,217. (xx)	5,500,000	5,500,000
Deutsche Bank AG, 1.81%, dated 12/29/17, due 1/2/18, repurchase price $7,001,408, collateralized by various Common Stocks, U.S. Government Treasury Securities, ranging from 1.875%-2.250%, maturing 4/30/22-8/15/46; total market value $7,785,549. (xx)	7,000,000	7,000,000

See Notes to Financial Statements.

1017

EQ ADVISORS TRUST

EQ/CORE BOND INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

	Principal Amount	Value (Note 1)

Deutsche Bank AG, 1.81%, dated 12/29/17, due 1/2/18, repurchase price $3,500,704, collateralized by various Common Stocks, U.S. Government Treasury Securities, ranging from 1.875%-2.250%, maturing 4/30/22-8/15/46; total market value $3,892,774. (xx)	$3,500,000	$3,500,000
Deutsche Bank AG, 1.81%, dated 12/29/17, due 1/2/18, repurchase price $1,200,241, collateralized by various Common Stocks, U.S. Government Treasury Securities, ranging from 1.875%-2.250%, maturing 4/30/22-8/15/46; total market value $1,334,666. (xx)	1,200,000	1,200,000
Deutsche Bank AG, 1.55%, dated 12/29/17, due 1/2/18, repurchase price $5,000,861, collateralized by various Corporate Bonds, ranging from 1.750%-1.875%, maturing 9/5/19-4/14/22, Foreign Government Agency Securities, ranging from 1.875%-2.000%, maturing 3/15/19-5/2/25; total market value $5,100,003. (xx)	5,000,000	5,000,000
NBC Global Finance Ltd., 1.59%, dated 12/29/17, due 1/2/18, repurchase price $5,300,936, collateralized by various Common Stocks; total market value $5,895,861. (xx)	5,300,000	5,300,000
NBC Global Finance Ltd., 1.59%, dated 12/29/17, due 1/2/18, repurchase price $5,801,025, collateralized by various Common Stocks; total market value $6,452,075. (xx)	5,800,000	5,800,000
NBC Global Finance Ltd., 1.59%, dated 12/29/17, due 1/2/18, repurchase price $6,001,060, collateralized by various Common Stocks; total market value $6,674,560. (xx)	6,000,000	6,000,000
RBS Securities, Inc., 1.37%, dated 12/29/17, due 1/2/18, repurchase price $622,810, collateralized by various U.S. Government Treasury Securities, ranging from 1.750%-1.875%, maturing 2/28/22-9/30/22; total market value $635,173. (xx)	622,715	622,715

Societe Generale SA, 1.32%, dated 12/29/17, due 1/5/18, repurchase price $6,001,540, collateralized by various U.S. Government Treasury Securities, ranging from 0.000%-8.125%, maturing 2/28/19-2/15/44; total market value $6,120,000. (xx)	6,000,000	6,000,000
Societe Generale SA, 1.32%, dated 12/29/17, due 1/5/18, repurchase price $15,003,850, collateralized by various U.S. Government Treasury Securities, ranging from 0.000%-3.000%, maturing 11/15/21-11/15/46; total market value $15,300,004. (xx)	15,000,000	15,000,000

Total Repurchase Agreements		83,322,715

Total Short-Term Investments (1.0%) (Cost $83,322,715)		83,322,715

Total Investments in Securities (100.3%) (Cost $8,371,663,962)		8,381,018,184
Other Assets Less Liabilities (-0.3%)		(24,884,754)

Net Assets (100%)		$8,356,133,430

*	Non-income producing.
§	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold to qualified institutional buyers. At December 31, 2017, the market value of these securities amounted to $92,463,020 or 1.1% of net assets. Securities denoted with “§” but without “b” have been determined to be liquid under the guidelines established by the Board of Trustees. To the extent any securities might provide a right to demand registration, such rights have not been relied upon when determining liquidity.
(e)	Step Bond - Coupon rate increases or decreases in increments to maturity. Rate disclosed is as of December 31, 2017. Maturity date disclosed is the ultimate maturity date.
(k)	Variable or floating rate security, linked to the referenced benchmark. The interest rate shown was the current rate as of December 31, 2017.
(m)	Regulation S is an exemption for securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. Resale restrictions may apply for purposes of the Securities Act of 1933. At December 31, 2017, the market value of these securities amounted to $2,515,473 or 0.0% of net assets.
(r)	Value determined using significant unobservable inputs.
(x)	All or a portion of security is on loan at December 31, 2017.

See Notes to Financial Statements.

1018

EQ ADVISORS TRUST

EQ/CORE BOND INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

(xx)	At December 31, 2017, the Portfolio had loaned securities with a total value of $82,004,134. This was secured by cash collateral of $83,322,715 which was subsequently invested in joint repurchase agreements with a total value of $83,322,715, as detailed in the Notes to the Financial Statements, for which the Portfolio has a proportionate interest as reported in the Portfolio of Investments as Repurchase Agreements, and $362,298 collateralized by various U.S. Government Treasury Securities, ranging from 0.000% – 4.250%, maturing 1/4/18 – 11/15/46.

Glossary:

AGM	— Insured by Assured Guaranty Municipal Corp.
FFCB	— Federal Farm Credit Bank
FHLB	— Federal Home Loan Bank
FHLMC	— Federal Home Loan Mortgage Corp.
FNMA	— Federal National Mortgage Association
ICE	— Intercontinental Exchange
LIBOR	— London Interbank Offered Rate
USD	— United States Dollar

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2017:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Asset-Backed Securities	$—	$4,514,696	$—	$4,514,696
Corporate Bonds
Consumer Discretionary	—	170,309,219	—	170,309,219
Consumer Staples	—	211,117,538	—	211,117,538
Energy	—	254,564,766	—	254,564,766
Financials	—	1,160,601,542	—	1,160,601,542
Health Care	—	262,139,810	937,673	263,077,483
Industrials	—	153,010,919	—	153,010,919
Information Technology	—	282,907,961	—	282,907,961
Materials	—	69,468,492	—	69,468,492
Real Estate	—	109,364,581	—	109,364,581
Telecommunication Services	—	88,552,845	—	88,552,845
Utilities	—	132,595,446	—	132,595,446
Exchange Traded Funds	526,214,288	—	—	526,214,288
Foreign Government Securities	—	207,117,038	—	207,117,038
Municipal Bonds	—	7,982,839	—	7,982,839
Preferred Stocks
Financials	339,800	—	—	339,800
Short-Term Investments
Repurchase Agreements	—	83,322,715	—	83,322,715
Supranational	—	240,333,791	—	240,333,791
U.S. Government Agency Securities	—	224,922,919	—	224,922,919
U.S. Treasury Obligations	—	4,190,699,306	—	4,190,699,306

Total Assets	$526,554,088	$7,853,526,423	$937,673	$8,381,018,184

Total Liabilities	$—	$—	$—	$—

Total	$526,554,088	$7,853,526,423	$937,673	$8,381,018,184

There were no transfers between Levels 1, 2 or 3 during the year ended December 31, 2017.

The Portfolio held no derivatives contracts during the year ended December 31, 2017.

See Notes to Financial Statements.

1019

EQ ADVISORS TRUST

EQ/CORE BOND INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

Investment security transactions for the year ended December 31, 2017 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$827,148,455
Long-term U.S. government debt securities	1,546,242,630

$2,373,391,085

Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$850,265,590
Long-term U.S. government debt securities	1,426,707,921

$2,276,973,511

As of December 31, 2017, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments in securities and derivative instruments, if applicable, for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$70,502,108
Aggregate gross unrealized depreciation	(61,790,072)

Net unrealized appreciation	$8,712,036

Federal income tax cost of investments in securities and derivative instruments, if applicable	$8,372,306,148

See Notes to Financial Statements.

1020

EQ ADVISORS TRUST

EQ/CORE BOND INDEX PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2017

ASSETS
Investments in Securities, at value (x):
Unaffiliated Issuers (Cost $8,288,341,247)	$8,297,695,469
Repurchase Agreements (Cost $83,322,715)	83,322,715
Cash	182,550,856
Foreign cash (Cost $487)	435
Dividends, interest and other receivables	48,729,084
Receivable for securities sold	654,400
Due from Custodian	450,101
Securities lending income receivable	75,149
Receivable from Separate Accounts for Portfolio shares sold	30,397
Other assets	36,238

Total assets	8,613,544,844

LIABILITIES
Payable for securities purchased	168,452,222
Payable for return of collateral on securities loaned	83,322,715
Investment management fees payable	2,150,399
Payable to Separate Accounts for Portfolio shares redeemed	1,863,660
Administrative fees payable	688,644
Distribution fees payable – Class IB	415,113
Distribution fees payable – Class IA	14,797
Trustees’ fees payable	12,207
Other liabilities	87,085
Accrued expenses	404,572

Total liabilities	257,411,414

NET ASSETS	$8,356,133,430

Net assets were comprised of:
Paid in capital	$8,347,667,038
Accumulated undistributed net investment income (loss)	2,851
Accumulated undistributed net realized gain (loss)	(890,629)
Net unrealized appreciation (depreciation)	9,354,170

Net assets	$8,356,133,430

Class IA
Net asset value, offering and redemption price per share, $68,683,992 / 6,983,499 shares outstanding (unlimited amount authorized: $0.01 par value)	$9.84

Class IB
Net asset value, offering and redemption price per share, $2,015,642,054 / 204,593,423 shares outstanding (unlimited amount authorized: $0.01 par value)	$9.85

Class K
Net asset value, offering and redemption price per share, $6,271,807,384 / 637,815,652 shares outstanding (unlimited amount authorized: $0.01 par value)	$9.83

(x)	Includes value of securities on loan of $82,004,134.

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2017

INVESTMENT INCOME
Interest	$180,424,728
Dividends	7,376,634
Securities lending (net)	511,136

Total income	188,312,498

EXPENSES
Investment management fees	26,635,947
Administrative fees	8,139,931
Distribution fees – Class IB	4,959,875
Printing and mailing expenses	703,136
Professional fees	254,226
Trustees’ fees	200,824
Distribution fees – Class IA	196,881
Custodian fees	166,000
Miscellaneous	354,489

Total expenses	41,611,309

NET INVESTMENT INCOME (LOSS)	146,701,189

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on investments in securities	19,095,363
Change in unrealized appreciation (depreciation) on:
Investments in securities	(28,740,331)
Foreign currency translations	53

Net change in unrealized appreciation (depreciation)	(28,740,278)

NET REALIZED AND UNREALIZED GAIN (LOSS)	(9,644,915)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$137,056,274

See Notes to Financial Statements.

1021

EQ ADVISORS TRUST

EQ/CORE BOND INDEX PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2017	2016
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$146,701,189	$140,007,076
Net realized gain (loss)	19,095,363	8,757,276
Net change in unrealized appreciation (depreciation)	(28,740,278)	(20,312,151)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	137,056,274	128,452,201

DIVIDENDS:
Dividends from net investment income
Class IA	(1,107,870)	(1,134,937)
Class IB	(30,437,745)	(30,678,931)
Class K	(115,233,985)	(108,382,807)

TOTAL DIVIDENDS	(146,779,600)	(140,196,675)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 3,283,418 and 548,100 shares, respectively ]	32,482,238	5,513,374
Capital shares issued in reinvestment of dividends [ 112,475 and 116,003 shares, respectively ]	1,107,870	1,134,937
Capital shares repurchased [ (3,993,354) and (1,249,398) shares, respectively ]	(39,655,978)	(12,604,708)

Total Class IA transactions	(6,065,870)	(5,956,397)

Class IB
Capital shares sold [ 21,690,614 and 21,497,839 shares, respectively ]	214,793,996	216,779,288
Capital shares issued in reinvestment of dividends [ 3,084,902 and 3,130,455 shares, respectively ]	30,437,745	30,678,931
Capital shares repurchased [ (23,982,409) and (33,780,393) shares, respectively ]	(239,418,577)	(341,448,845)

Total Class IB transactions	5,813,164	(93,990,626)

Class K
Capital shares sold [ 63,283,578 and 84,253,037 shares, respectively ]	631,240,021	847,992,384
Capital shares issued in reinvestment of dividends [ 11,702,650 and 11,081,165 shares, respectively ]	115,233,985	108,382,807
Capital shares repurchased [ (66,798,898) and (83,996,228) shares, respectively ]	(665,678,897)	(843,573,338)

Total Class K transactions	80,795,109	112,801,853

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	80,542,403	12,854,830

TOTAL INCREASE (DECREASE) IN NET ASSETS	70,819,077	1,110,356
NET ASSETS:
Beginning of year	8,285,314,353	8,284,203,997

End of year (a)	$8,356,133,430	$8,285,314,353

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$2,851	$(1,008)

See Notes to Financial Statements.

1022

EQ ADVISORS TRUST

EQ/CORE BOND INDEX PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class IA	2017	2016	2015	2014	2013
Net asset value, beginning of year	$9.85	$9.87	$9.97	$9.87	$10.15

Income (loss) from investment operations:
Net investment income (loss) (e)	0.16	0.15	0.15	0.14	0.13
Net realized and unrealized gain (loss)	(0.01)	(0.02)	(0.10)	0.09	(0.29)

Total from investment operations	0.15	0.13	0.05	0.23	(0.16)

Less distributions:
Dividends from net investment income	(0.16)	(0.15)	(0.15)	(0.13)	(0.12)

Net asset value, end of year	$9.84	$9.85	$9.87	$9.97	$9.87

Total return	1.50%	1.35%	0.51%	2.36%	(1.59)%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$68,684	$74,665	$80,568	$88,462	$94,808
Ratio of expenses to average net assets (f)	0.69%	0.70%	0.71%	0.71%	0.72%
Ratio of net investment income (loss) to average net assets (f)	1.58%	1.50%	1.45%	1.35%	1.31%
Portfolio turnover rate^	28%	25%	23%	24%	33%

	Year Ended December 31,
Class IB	2017	2016	2015	2014	2013
Net asset value, beginning of year	$9.87	$9.88	$9.99	$9.88	$10.17

Income (loss) from investment operations:
Net investment income (loss) (e)	0.16	0.15	0.15	0.14	0.13
Net realized and unrealized gain (loss)	(0.02)	(0.01)	(0.11)	0.10	(0.30)

Total from investment operations	0.14	0.14	0.04	0.24	(0.17)

Less distributions:
Dividends from net investment income	(0.16)	(0.15)	(0.15)	(0.13)	(0.12)

Net asset value, end of year	$9.85	$9.87	$9.88	$9.99	$9.88

Total return	1.40%	1.45%	0.41%	2.46%	(1.69)%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$2,015,642	$2,010,611	$2,104,528	$2,251,635	$2,402,741
Ratio of expenses to average net assets (f)	0.69%	0.70%	0.71%	0.71%	0.72%
Ratio of net investment income (loss) to average net assets (f)	1.58%	1.50%	1.46%	1.35%	1.30%
Portfolio turnover rate^	28%	25%	23%	24%	33%

See Notes to Financial Statements.

1023

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EQ/CORE BOND INDEX PORTFOLIO

FINANCIAL HIGHLIGHTS (Continued)

	Year Ended December 31,
Class K	2017	2016	2015	2014	2013
Net asset value, beginning of year	$9.85	$9.86	$9.97	$9.87	$10.15

Income (loss) from investment operations:
Net investment income (loss) (e)	0.18	0.18	0.17	0.16	0.16
Net realized and unrealized gain (loss)	(0.02)	(0.01)	(0.10)	0.10	(0.30)

Total from investment operations	0.16	0.17	0.07	0.26	(0.14)

Less distributions:
Dividends from net investment income	(0.18)	(0.18)	(0.18)	(0.16)	(0.14)

Net asset value, end of year	$9.83	$9.85	$9.86	$9.97	$9.87

Total return	1.66%	1.71%	0.66%	2.62%	(1.34)%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$6,271,807	$6,200,038	$6,099,108	$6,223,006	$5,438,085
Ratio of expenses to average net assets (f)	0.44%	0.45%	0.46%	0.46%	0.47%
Ratio of net investment income (loss) to average net assets (f)	1.83%	1.75%	1.71%	1.60%	1.56%
Portfolio turnover rate^	28%	25%	23%	24%	33%
^	Portfolio turnover rate excludes derivatives, if any.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.

See Notes to Financial Statements.

1024

EQ/EMERGING MARKETS EQUITY PLUS PORTFOLIO (Unaudited)

INVESTMENT MANAGER

➢	AXA Equitable Funds Management Group, LLC

INVESTMENT SUB-ADVISERS

➢	AllianceBernstein L.P.

➢	EARNEST Partners, LLC

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/17
	1 Year	Since Incept.
Portfolio – Class IB Shares*	33.93%	2.05%
Portfolio – Class K Shares*	34.41	2.31
MSCI Emerging Markets (Gross Dividends) IndexSM	37.75	4.70
* Date of inception 2/8/13. Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned 33.93% for the year ended December 31, 2017. This compares to the Portfolio’s benchmark, the MSCI Emerging Markets (Gross Dividends) IndexSM, which returned 37.75% over the same period.

Portfolio Highlights

For the year ended December 31, 2017

What helped performance during the year:

•	Positive stock selection in the industrials and financials sectors contributed to performance.

•	Relative underweight positioning in the telecommunications service, energy, consumer staples and utilities sectors was beneficial to performance.

•	Non-benchmark holding Orient Overseas International Limited was the leading individual contributor to relative performance.

•	Avoiding benchmark holdings China Mobile Ltd. in the telecommunications service sector and Steinhoff International in the consumer discretionary sector also added to relative performance.

What hurt performance during the year:

•	The Portfolio’s large overweight in the industrials sector detracted from relative performance, as did a significant underweight in the information technology sector.

•	Avoiding Tencent Holdings Ltd. and Alibaba Group Holding Ltd. in the information technology sector, which were the top individual performers in the benchmark, detracted from relative performance.

•	Stock selection in the information technology and consumer discretionary sectors detracted from Portfolio performance.

How did derivatives contribute/detract from performance during the year?

•

Derivatives are used to invest minimal cash balances that have accrued in the account due to the accumulation of dividends and interest received, corporate actions and changes made to the underlying index. As such, the derivative positions have little impact to performance relative to the index.

Portfolio Positioning and Outlook — EARNEST Partners, LLC

As a bottom-up, fundamental manager, market and economic forecasts are not an integral part of our investment process. We continue to focus on owning fundamentally sound companies that we believe are well capitalized and well positioned to take market share from weaker competitors. These higher quality companies have outperformed historically, and we believe will outperform over the longer term.

Sector Weightings as of December 31, 2017	Market Value	% of Net Assets
Exchange Traded Fund	$28,398,274	48.3%
Investment Company	11,333,969	19.3
Financials	5,194,952	8.8
Information Technology	4,606,249	7.8
Materials	1,673,422	2.9
Industrials	1,577,300	2.7
Energy	1,273,477	2.2
Consumer Discretionary	1,117,098	1.9
Consumer Staples	825,349	1.4
Health Care	532,770	0.9
Telecommunication Services	160,094	0.3
Cash and Other	2,081,704	3.5

		100.0%

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EQ/EMERGING MARKETS EQUITY PLUS PORTFOLIO (Unaudited)

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees (in the case of Class IB shares of the Portfolio), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2017 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/17	Ending Account Value 12/31/17	Expenses Paid During Period* 7/1/17 - 12/31/17
Class IB
Actual	$1,000.00	$1,138.83	$6.47
Hypothetical (5% average annual return before expenses)	1,000.00	1,019.16	6.11
Class K
Actual	1,000.00	1,141.49	5.13
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.42	4.84

*  Expenses are equal to the Portfolio’s Class IB and Class K shares annualized expense ratios of 1.20% and 0.95%, respectively, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

1026

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EQ/EMERGING MARKETS EQUITY PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2017

	Number of Shares	Value (Note 1)

COMMON STOCKS:
Brazil (3.1%)
Banco Bradesco SA (ADR)*	35,303	$361,503
Cielo SA	71,854	509,483
Embraer SA	47,700	287,601
Itau Unibanco Holding SA (ADR)	29,942	389,246
JBS SA	40,400	119,479
Petroleo Brasileiro SA (ADR)*	15,373	158,188

		1,825,500

China (7.5%)
Anhui Conch Cement Co. Ltd., Class H	104,000	489,194
BYD Co. Ltd., Class H(x)	50,000	435,820
China BlueChemical Ltd., Class H	486,000	153,647
China Oilfield Services Ltd., Class H	216,000	210,392
China Petroleum & Chemical Corp., Class H	382,400	280,455
Dongfeng Motor Group Co. Ltd., Class H	148,000	179,202
Industrial & Commercial Bank of China Ltd., Class H	345,000	277,754
Jiangxi Copper Co. Ltd., Class H	251,000	398,369
Shanghai Fosun Pharmaceutical Group Co. Ltd., Class H	83,000	532,770
TravelSky Technology Ltd., Class H	195,000	585,286
Weichai Power Co. Ltd., Class H	624,000	683,674
Zhejiang Expressway Co. Ltd., Class H	164,000	180,313

		4,406,876

Colombia (1.1%)
Bancolombia SA (ADR)	7,168	284,283
Ecopetrol SA	467,039	344,281

		628,564

Czech Republic (0.6%)
Komercni banka A/S	8,456	363,355

Hungary (0.5%)
MOL Hungarian Oil & Gas plc	24,143	280,161

India (1.9%)
HDFC Bank Ltd. (ADR)	6,136	623,847
ICICI Bank Ltd. (ADR)	49,243	479,134

		1,102,981

Indonesia (1.5%)
Bank Rakyat Indonesia Persero Tbk. PT	1,623,500	435,566
Indofood Sukses Makmur Tbk. PT	475,600	267,290
Media Nusantara Citra Tbk. PT	2,012,100	190,569

		893,425

Malaysia (0.2%)
AMMB Holdings Bhd.	123,300	134,359

Mexico (0.3%)
Grupo Financiero Banorte SAB de CV, Class O	32,500	178,231

South Africa (1.7%)
FirstRand Ltd.	109,706	596,301
Investec Ltd.	51,304	372,034

		968,335

South Korea (4.2%)
CJ Corp.*	2,511	425,712
DB Insurance Co. Ltd.*	3,685	245,082
Hyundai Mobis Co. Ltd.*	1,268	311,507
KT Corp.	5,340	160,094
POSCO	1,268	393,826
Samsung Electronics Co. Ltd.	389	925,853

		2,462,074

Taiwan (5.1%)
Advanced Semiconductor Engineering, Inc.	443,024	567,951
Hon Hai Precision Industry Co. Ltd.	108,000	345,501
Micro-Star International Co. Ltd.	181,000	465,904
Taiwan Semiconductor Manufacturing Co. Ltd.	108,000	832,905
Uni-President Enterprises Corp.	197,750	438,580
WPG Holdings Ltd.	282,000	373,366

		3,024,207

Thailand (0.9%)
Kasikornbank PCL	40,400	296,275
PTT Global Chemical PCL	91,400	238,386

		534,661

Turkey (0.3%)
Akbank Turk A/S	60,795	157,982

Total Common Stocks (28.9%) (Cost $14,560,133)		16,960,711

EXCHANGE TRADED FUNDS (ETF):
iShares Core MSCI Emerging Markets ETF	333,564	18,979,792
Vanguard FTSE Emerging Markets ETF	205,151	9,418,482

Total Exchange Traded Funds (48.3%) (Cost $24,821,754)		28,398,274

SHORT-TERM INVESTMENT:
Investment Company (19.3%)
JPMorgan Prime Money Market Fund, IM Shares	11,332,836	11,333,969

Total Short-Term Investment (19.3%) (Cost $11,336,219)		11,333,969

Total Investments in Securities (96.5%) (Cost $50,718,106)		56,692,954
Other Assets Less Liabilities (3.5%)		2,081,704

Net Assets (100%)		$58,774,658

See Notes to Financial Statements.

1027

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EQ/EMERGING MARKETS EQUITY PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

*	Non-income producing.
(x)	All or a portion of security is on loan at December 31, 2017, the Portfolio had loaned securities with a total value of $164,516. This was secured by $176,593 collateralized by various U.S. Government Treasury Securities, ranging from 0.000% – 5.500%, maturing 3/1/18 – 2/15/45.

Glossary:

ADR	— American Depositary Receipt
USD	— United States Dollar

Sector Weightings as of December 31, 2017	Market Value	% of Net Assets
Exchange Traded Funds	$28,398,274	48.3%
Investment Company	11,333,969	19.3
Financials	5,194,952	8.8
Information Technology	4,606,249	7.8
Materials	1,673,422	2.9
Industrials	1,577,300	2.7
Energy	1,273,477	2.2
Consumer Discretionary	1,117,098	1.9
Consumer Staples	825,349	1.4
Health Care	532,770	0.9
Telecommunication Services	160,094	0.3
Cash and Other	2,081,704	3.5

		100.0%

Futures contracts outstanding as of December 31, 2017 (Note 1):

Description	Number of Contracts	Expiration Date	Trading Currency	Notional Amount ($)	Value and Unrealized Appreciation (Depreciation) ($)
Long Contracts
MSCI Emerging Markets E-Mini Index	219	3/2018	USD	12,742,515	672,323

					672,323

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2017:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Common Stocks
Consumer Discretionary	$–	$1,117,098	$–	$1,117,098
Consumer Staples	119,479	705,870	–	825,349
Energy	502,469	771,008	–	1,273,477
Financials	2,316,244	2,878,708	–	5,194,952
Health Care	–	532,770	–	532,770
Industrials	287,601	1,289,699	–	1,577,300
Information Technology	509,483	4,096,766	–	4,606,249
Materials	–	1,673,422	–	1,673,422
Telecommunication Services	–	160,094	–	160,094
Exchange Traded Funds	28,398,274	–	–	28,398,274
Futures	672,323	–	–	672,323

See Notes to Financial Statements.

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EQ/EMERGING MARKETS EQUITY PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Short-Term Investment
Investment Company	$11,333,969	$–	$–	$11,333,969

Total Assets	$44,139,842	$13,225,435	$–	$57,365,277

Total Liabilities	$–	$–	$–	$–

Total	$44,139,842	$13,225,435	$–	$57,365,277

There	were no transfers between Levels 1, 2 or 3 during the year ended December 31, 2017.

Fair Values of Derivative Instruments as of December 31, 2017:

	Statement of Assets and Liabilities
Derivatives Not Accounted for as Hedging Instrument^	Asset Derivatives	Fair Value
Equity contracts	Receivables, Net assets – Unrealized appreciation	$672,323	*

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Portfolio of Investments. Only variation margin is reported within the Statement of Assets & Liabilities.

The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2017:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instrument^	Futures	Forward Foreign Currency Contracts	Total
Foreign exchange contracts	$—	$(134)	$(134)
Equity contracts	2,411,955	—	2,411,955

Total	$2,411,955	$(134)	$2,411,821

Amount of Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instrument^	Futures
Equity contracts	$879,707

^ The Portfolio held forward foreign currency contracts for hedging, and held futures contracts as a substitute for investing in conventional securities.

The Portfolio held forward foreign currency contracts with an average settlement value of approximately $25,000 for three months during the year ended December 31, 2017 and futures contracts with an average notional balance of approximately $11,045,000 during the year ended December 31, 2017.

Investment security transactions for the year ended December 31, 2017 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$17,014,690
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$14,563,368

See Notes to Financial Statements.

1029

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EQ/EMERGING MARKETS EQUITY PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

As of December 31, 2017, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments in securities and derivative instruments, if applicable, for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$7,151,743
Aggregate gross unrealized depreciation	(1,248,119)

Net unrealized appreciation	$5,903,624

Federal income tax cost of investments in securities and derivative instruments, if applicable	$51,461,653

See Notes to Financial Statements.

1030

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EQ/EMERGING MARKETS EQUITY PLUS PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2017

ASSETS
Investments in Securities, at value (x) (Cost $50,718,106)	$56,692,954
Cash	1,428,000
Foreign cash (Cost $2)	2
Cash held as collateral at broker	630,000
Receivable from Separate Accounts for Portfolio shares sold	73,854
Due from broker for futures variation margin	59,131
Dividends, interest and other receivables	24,374
Securities lending income receivable	545
Other assets	211

Total assets	58,909,071

LIABILITIES
Investment management fees payable	29,161
Payable to Separate Accounts for Portfolio shares redeemed	10,740
Payable for securities purchased	8,485
Administrative fees payable	5,808
Distribution fees payable – Class IB	4,145
Trustees’ fees payable	72
Accrued expenses	76,002

Total liabilities	134,413

NET ASSETS	$58,774,658

Net assets were comprised of:
Paid in capital	$52,498,178
Accumulated undistributed net investment income (loss)	14,502
Accumulated undistributed net realized gain (loss)	(385,206)
Net unrealized appreciation (depreciation)	6,647,184

Net assets	$58,774,658

Class IB
Net asset value, offering and redemption price per share, $20,655,878 / 1,989,428 shares outstanding (unlimited amount authorized: $0.01 par value)	$10.38

Class K
Net asset value, offering and redemption price per share, $38,118,780 / 3,672,189 shares outstanding (unlimited amount authorized: $0.01 par value)	$10.38

(x)	Includes value of securities on loan of $164,516.

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2017

INVESTMENT INCOME
Dividends (net of $67,939 foreign withholding tax)	$1,106,587
Interest	32,404
Securities lending (net)	10,255

Total income	1,149,246

EXPENSES
Investment management fees	360,120
Custodian fees	89,500
Administrative fees	63,353
Professional fees	60,733
Distribution fees – Class IB	38,580
Printing and mailing expenses	4,478
Trustees’ fees	1,150
Miscellaneous	10,550

Gross expenses	628,464
Less: Waiver from investment manager	(100,881)

Net expenses	527,583

NET INVESTMENT INCOME (LOSS)	621,663

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Investments in securities	200,207
Futures contracts	2,411,955
Forward foreign currency contracts	(134)
Foreign currency transactions	(2,238)

Net realized gain (loss)	2,609,790

Change in unrealized appreciation (depreciation) on:
Investments in securities	10,577,910
Futures contracts	879,707
Foreign currency translations	1

Net change in unrealized appreciation (depreciation)	11,457,618

NET REALIZED AND UNREALIZED GAIN (LOSS)	14,067,408

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$14,689,071

See Notes to Financial Statements.

1031

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EQ/EMERGING MARKETS EQUITY PLUS PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2017	2016
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$621,663	$336,445
Net realized gain (loss)	2,609,790	474,038
Net change in unrealized appreciation (depreciation)	11,457,618	3,070,396

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	14,689,071	3,880,879

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income
Class IB	(175,098)	(66,398)
Class K	(417,483)	(280,671)

	(592,581)	(347,069)

Distributions from net realized capital gains
Class IB	(447,038)	—
Class K	(850,887)	—

	(1,297,925)	—

Return of capital
Class IB	—	(10,987)
Class K	—	(46,446)

	—	(57,433)

TOTAL DIVIDENDS AND DISTRIBUTIONS	(1,890,506)	(404,502)

CAPITAL SHARES TRANSACTIONS:
Class IB
Capital shares sold [ 1,252,409 and 744,668 shares, respectively ]	11,892,725	5,859,436
Capital shares issued in reinvestment of dividends [ 62,294 and 9,713 shares, respectively ]	622,136	77,385
Capital shares repurchased [ (565,309) and (396,807) shares, respectively ]	(5,363,455)	(3,107,679)

Total Class IB transactions	7,151,406	2,829,142

Class K
Capital shares sold [ 517,180 and 727,380 shares, respectively ]	4,848,915	5,408,202
Capital shares issued in reinvestment of dividends [ 127,045 and 41,078 shares, respectively ]	1,268,370	327,117
Capital shares repurchased [ (904,675) and (917,889) shares, respectively ]	(8,699,285)	(7,150,108)

Total Class K transactions	(2,582,000)	(1,414,789)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	4,569,406	1,414,353

TOTAL INCREASE (DECREASE) IN NET ASSETS	17,367,971	4,890,730
NET ASSETS:
Beginning of year	41,406,687	36,515,957

End of year (a)	$58,774,658	$41,406,687

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$14,502	$(13,069)

See Notes to Financial Statements.

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EQ/EMERGING MARKETS EQUITY PLUS PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,				February 8, 2013* to December 31, 2013
Class IB	2017	2016	2015	2014
Net asset value, beginning of period	$8.01	$7.36	$9.05	$9.43	$10.00

Income (loss) from investment operations:
Net investment income (loss) (e)	0.11	0.05	0.04	0.06	0.04
Net realized and unrealized gain (loss)	2.59	0.66	(1.68)	(0.36)	(0.55)

Total from investment operations	2.70	0.71	(1.64)	(0.30)	(0.51)

Less distributions:
Dividends from net investment income	(0.09)	(0.05)	(0.05)	(0.05)	(0.05)
Distributions from net realized gains	(0.24)	—	—	(0.03)	—
Return of capital	—	(0.01)	—	—	(0.01)

Total dividends and distributions	(0.33)	(0.06)	(0.05)	(0.08)	(0.06)

Net asset value, end of period	$10.38	$8.01	$7.36	$9.05	$9.43

Total return (b)	33.93%	9.70%	(18.09)%	(3.20)%	(5.19)%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$20,656	$9,929	$6,493	$11,062	$7,654
Ratio of expenses to average net assets:
After waivers (a)(f)	1.20%	1.23%	1.25%	1.25%	1.25%
Before waivers (a)(f)	1.39%	1.47%	1.45%	1.52%	2.11%
Ratio of net investment income (loss) to average net assets:
After waivers (a)(f)	1.15%	0.68%	0.43%	0.60%	0.48	%(l)
Before waivers (a)(f)	0.96%	0.45%	0.23%	0.33%	(0.38	)%(l)
Portfolio turnover rate (z)^	37%	16%	25%	4%	9%

	Year Ended December 31,				February 8, 2013* to December 31, 2013
Class K	2017	2016	2015	2014
Net asset value, beginning of period	$8.00	$7.35	$9.05	$9.43	$10.00

Income (loss) from investment operations:
Net investment income (loss) (e)	0.12	0.07	0.07	0.10	0.06
Net realized and unrealized gain (loss)	2.62	0.66	(1.70)	(0.38)	(0.56)

Total from investment operations	2.74	0.73	(1.63)	(0.28)	(0.50)

Less distributions:
Dividends from net investment income	(0.12)	(0.07)	(0.07)	(0.07)	(0.06)
Distributions from net realized gains	(0.24)	—	—	(0.03)	—
Return of capital	—	(0.01)	—	—	(0.01)

Total dividends and distributions	(0.36)	(0.08)	(0.07)	(0.10)	(0.07)

Net asset value, end of period	$10.38	$8.00	$7.35	$9.05	$9.43

Total return (b)	34.41%	9.99%	(17.99)%	(2.95)%	(4.98)%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$38,119	$31,477	$30,023	$35,592	$14,944
Ratio of expenses to average net assets:
After waivers (a)(f)	0.95%	0.98%	1.00%	1.00%	1.00%
Before waivers (a)(f)	1.15%	1.22%	1.21%	1.25%	1.86%
Ratio of net investment income (loss) to average net assets:
After waivers (a)(f)	1.23%	0.87%	0.84%	0.99%	0.74	%(l)
Before waivers (a)(f)	1.04%	0.64%	0.63%	0.74%	(0.12	)%(l)
Portfolio turnover rate (z)^	37%	16%	25%	4%	9%

See Notes to Financial Statements.

1033

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EQ/EMERGING MARKETS EQUITY PLUS PORTFOLIO

FINANCIAL HIGHLIGHTS (Continued)

*	Commencement of Operations.
^	Portfolio turnover rate excludes derivatives, if any.
(a)	Ratios for periods less than one year are annualized. Certain non-recurring expenses incurred by the Portfolio are not annualized for periods less than one year.
(b)	Total returns for periods less than one year are not annualized.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.
(l)	The annualized ratio of net investment income to average net assets may not be indicative of operating results for a full year.
(z)	Portfolio turnover rate for periods less than one year is not annualized.

See Notes to Financial Statements.

1034

EQ/EQUITY 500 INDEX PORTFOLIO (Unaudited)

INVESTMENT MANAGER

➢	AXA Equitable Funds Management Group, LLC

INVESTMENT SUB-ADVISER

➢	AllianceBernstein L.P.

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/17
	1 Year	5 Years	10 Years/ Since Incept.
Portfolio – Class IA Shares	21.02%	15.05%	7.95%
Portfolio – Class IB Shares	21.02	15.05	7.84
Portfolio – Class K Shares*	21.34	15.32	16.05
S&P 500® Index	21.83	15.79	8.50
* Date of inception 8/26/11. Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned 21.02% for the year ended December 31, 2017. This compares to the Portfolio’s benchmark, the S&P 500® Index, which returned 21.83% over the same period.

Portfolio Highlights

What helped performance during the year:

•	The sectors that contributed the most to performance for the year ending December 31, 2017 were information technology, financials, health care, and consumer discretionary.

•	The five stocks that contributed the most to performance for the year ending December 31, 2017 were Apple Inc., Microsoft Corp., Amazon.com Inc., Facebook Inc. and Alphabet Inc.

What hurt performance during the year:

•	The sectors that detracted the most from performance for the year ending December 31, 2017 were energy, telecommunication services, real estate and utilities.

•	The five stocks that detracted the most from performance for the year ending December 31, 2017 were General Electric Co., Schlumberger Ltd., Exxon Mobil Corp., Allergan plc and AT&T Inc.

Sector Weightings as of December 31, 2017	% of Net Assets
Information Technology	23.6%
Financials	14.7
Health Care	13.6
Consumer Discretionary	12.1
Industrials	10.1
Consumer Staples	8.1
Energy	6.0
Materials	3.0
Utilities	2.9
Real Estate	2.9
Telecommunication Services	2.0
Repurchase Agreements	0.6
Cash and Other	0.4

100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees (in the case of Class IA and Class IB shares of the Portfolio), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2017 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

1035

EQ/EQUITY 500 INDEX PORTFOLIO (Unaudited)

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/17	Ending Account Value 12/31/17	Expenses Paid During Period* 7/1/17 - 12/31/17
Class IA
Actual	$1,000.00	$1,110.50	$3.14
Hypothetical (5% average annual return before expenses)	1,000.00	1,022.23	3.01
Class IB
Actual	1,000.00	1,110.57	3.14
Hypothetical (5% average annual return before expenses)	1,000.00	1,022.23	3.01
Class K
Actual	1,000.00	1,111.99	1.81
Hypothetical (5% average annual return before expenses)	1,000.00	1,023.49	1.74

*  Expenses are equal to the Portfolio’s Class IA, Class IB and Class K shares annualized expense ratios of 0.59%, 0.59% and 0.34%, respectively, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

1036

EQ ADVISORS TRUST

EQ/EQUITY 500 INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2017

	Number of Shares	Value (Note 1)

COMMON STOCKS:
Consumer Discretionary (12.1%)
Auto Components (0.2%)
Aptiv plc	65,036	$5,517,004
BorgWarner, Inc.	48,270	2,466,114
Goodyear Tire & Rubber Co. (The)	61,300	1,980,603

		9,963,721

Automobiles (0.5%)
Ford Motor Co.	952,498	11,896,700
General Motors Co.	319,394	13,091,960
Harley-Davidson, Inc. (x)	41,450	2,108,976

		27,097,636

Distributors (0.1%)
Genuine Parts Co.	35,710	3,392,807
LKQ Corp.*	75,187	3,057,855

		6,450,662

Diversified Consumer Services (0.0%)
H&R Block, Inc.	50,900	1,334,598

Hotels, Restaurants & Leisure (1.8%)
Carnival Corp.	99,300	6,590,541
Chipotle Mexican Grill, Inc. (x)*	6,101	1,763,372
Darden Restaurants, Inc.	30,550	2,933,411
Hilton Worldwide Holdings, Inc.	49,715	3,970,240
Marriott International, Inc., Class A	76,217	10,344,933
McDonald’s Corp.	197,250	33,950,670
MGM Resorts International	126,026	4,208,008
Norwegian Cruise Line Holdings Ltd.*	43,331	2,307,376
Royal Caribbean Cruises Ltd.	41,873	4,994,612
Starbucks Corp.	351,600	20,192,388
Wyndham Worldwide Corp.	24,995	2,896,171
Wynn Resorts Ltd.	19,529	3,292,394
Yum Brands, Inc.	83,930	6,849,527

		104,293,643

Household Durables (0.4%)
DR Horton, Inc.	82,900	4,233,703
Garmin Ltd.	26,960	1,606,007
Leggett & Platt, Inc. (x)	32,200	1,536,906
Lennar Corp., Class A	49,550	3,133,542
Mohawk Industries, Inc.*	15,400	4,248,860
Newell Brands, Inc.	119,280	3,685,752
PulteGroup, Inc.	67,507	2,244,608
Whirlpool Corp.	17,816	3,004,490

		23,693,868

Internet & Direct Marketing Retail (2.8%)
Amazon.com, Inc.*	97,119	113,577,757
Expedia, Inc.	29,739	3,561,840
Netflix, Inc.*	105,220	20,198,031
Priceline Group, Inc. (The)*	11,956	20,776,420
TripAdvisor, Inc. (x)*	26,309	906,608

		159,020,656

Leisure Products (0.1%)
Hasbro, Inc.	27,708	2,518,380

Mattel, Inc. (x)	83,400	1,282,692

		3,801,072

Media (2.7%)
CBS Corp. (Non-Voting), Class B	88,600	5,227,400
Charter Communications, Inc., Class A*	49,001	16,462,376
Comcast Corp., Class A	1,145,554	45,879,438
Discovery Communications, Inc., Class A (x)*	37,466	838,489
Discovery Communications, Inc., Class C*	49,466	1,047,195
DISH Network Corp., Class A*	55,409	2,645,780
Interpublic Group of Cos., Inc. (The)	95,726	1,929,836
News Corp., Class A	93,050	1,508,340
News Corp., Class B	29,611	491,543
Omnicom Group, Inc. (x)	56,150	4,089,405
Scripps Networks Interactive, Inc., Class A	23,461	2,003,100
Time Warner, Inc.	189,400	17,324,418
Twenty-First Century Fox, Inc., Class A	256,335	8,851,248
Twenty-First Century Fox, Inc., Class B	106,945	3,648,963
Viacom, Inc., Class B	85,900	2,646,579
Walt Disney Co. (The)	375,930	40,416,234

		155,010,344

Multiline Retail (0.5%)
Dollar General Corp.	63,450	5,901,484
Dollar Tree, Inc.*	57,695	6,191,250
Kohl’s Corp.	41,020	2,224,515
Macy’s, Inc.	74,122	1,867,133
Nordstrom, Inc. (x)	28,270	1,339,433
Target Corp.	132,970	8,676,293

		26,200,108

Specialty Retail (2.3%)
Advance Auto Parts, Inc.	17,987	1,793,124
AutoZone, Inc.*	6,830	4,858,657
Best Buy Co., Inc.	64,575	4,421,450
CarMax, Inc.*	44,556	2,857,376
Foot Locker, Inc.	30,118	1,411,932
Gap, Inc. (The)	53,455	1,820,677
Home Depot, Inc. (The)	287,068	54,407,998
L Brands, Inc.	60,717	3,656,378
Lowe’s Cos., Inc.	205,630	19,111,252
O’Reilly Automotive, Inc.*	21,434	5,155,735
Ross Stores, Inc.	94,740	7,602,885
Signet Jewelers Ltd.	14,638	827,779
Tiffany & Co.	24,860	2,584,197
TJX Cos., Inc. (The)	154,900	11,843,654
Tractor Supply Co.	30,815	2,303,421
Ulta Beauty, Inc.*	14,191	3,173,959

		127,830,474

Textiles, Apparel & Luxury Goods (0.7%)
Hanesbrands, Inc. (x)	88,703	1,854,780
Michael Kors Holdings Ltd.*	36,868	2,320,841
NIKE, Inc., Class B	320,000	20,016,000

See Notes to Financial Statements.

1037

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EQ/EQUITY 500 INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

	Number of Shares	Value (Note 1)

PVH Corp.	18,856	$2,587,232
Ralph Lauren Corp. (x)	13,500	1,399,815
Tapestry, Inc.	68,800	3,043,024
Under Armour, Inc., Class A (x)*	45,016	649,581
Under Armour, Inc., Class C (x)*	45,327	603,755
VF Corp.	79,550	5,886,700

		38,361,728

Total Consumer Discretionary		683,058,510

Consumer Staples (8.1%)
Beverages (2.0%)
Brown-Forman Corp., Class B	47,650	3,272,125
Coca-Cola Co. (The)	934,816	42,889,358
Constellation Brands, Inc., Class A	41,850	9,565,654
Dr Pepper Snapple Group, Inc.	44,275	4,297,332
Molson Coors Brewing Co., Class B	44,950	3,689,047
Monster Beverage Corp.*	100,970	6,390,391
PepsiCo, Inc.	347,903	41,720,528

		111,824,435

Food & Staples Retailing (1.8%)
Costco Wholesale Corp.	106,850	19,886,922
CVS Health Corp.	247,545	17,947,012
Kroger Co. (The)	218,500	5,997,825
Sysco Corp.	118,200	7,178,286
Walgreens Boots Alliance, Inc.	211,450	15,355,499
Wal-Mart Stores, Inc.	356,518	35,206,153

		101,571,697

Food Products (1.2%)
Archer-Daniels-Midland Co.	136,966	5,489,597
Campbell Soup Co. (x)	47,200	2,270,792
Conagra Brands, Inc.	101,150	3,810,320
General Mills, Inc.	140,500	8,330,245
Hershey Co. (The)	34,400	3,904,744
Hormel Foods Corp.	65,616	2,387,766
JM Smucker Co. (The)	27,647	3,434,863
Kellogg Co. (x)	60,500	4,112,790
Kraft Heinz Co. (The)	145,327	11,300,628
McCormick & Co., Inc. (Non-Voting)	28,950	2,950,295
Mondelez International, Inc., Class A	367,131	15,713,207
Tyson Foods, Inc., Class A	70,450	5,711,382

		69,416,629

Household Products (1.6%)
Church & Dwight Co., Inc.	60,698	3,045,219
Clorox Co. (The)	31,450	4,677,873
Colgate-Palmolive Co.	214,550	16,187,797
Kimberly-Clark Corp.	86,094	10,388,102
Procter & Gamble Co. (The)	620,991	57,056,653

		91,355,644

Personal Products (0.2%)
Coty, Inc., Class A (x)	114,822	2,283,810
Estee Lauder Cos., Inc. (The), Class A	54,550	6,940,942

		9,224,752

Tobacco (1.3%)
Altria Group, Inc.	467,200	33,362,752
Philip Morris International, Inc.	378,250	39,962,112

		73,324,864

Total Consumer Staples		456,718,021

Energy (6.0%)
Energy Equipment & Services (0.8%)
Baker Hughes a GE Co.	104,157	3,295,528
Halliburton Co.	211,350	10,328,675
Helmerich & Payne, Inc. (x)	26,369	1,704,492
National Oilwell Varco, Inc.	92,497	3,331,742
Schlumberger Ltd.	338,334	22,800,328
TechnipFMC plc	106,891	3,346,757

		44,807,522

Oil, Gas & Consumable Fuels (5.2%)
Anadarko Petroleum Corp.	136,394	7,316,174
Andeavor	35,204	4,025,225
Apache Corp.	92,680	3,912,950
Cabot Oil & Gas Corp.	112,636	3,221,390
Chesapeake Energy Corp. (x)*	221,100	875,556
Chevron Corp.	461,484	57,773,182
Cimarex Energy Co.	23,252	2,836,977
Concho Resources, Inc.*	36,278	5,449,681
ConocoPhillips	296,284	16,263,029
Devon Energy Corp.	128,000	5,299,200
EOG Resources, Inc.	140,600	15,172,146
EQT Corp.	58,317	3,319,404
Exxon Mobil Corp.#	1,031,933	86,310,876
Hess Corp.	65,750	3,121,152
Kinder Morgan, Inc.	467,516	8,448,014
Marathon Oil Corp.	206,914	3,503,054
Marathon Petroleum Corp.	123,214	8,129,660
Newfield Exploration Co.*	48,500	1,529,205
Noble Energy, Inc.	118,406	3,450,351
Occidental Petroleum Corp.	186,150	13,711,809
ONEOK, Inc.	92,441	4,940,971
Phillips 66	104,642	10,584,538
Pioneer Natural Resources Co.	41,429	7,161,003
Range Resources Corp.	54,919	936,918
Valero Energy Corp.	107,585	9,888,137
Williams Cos., Inc. (The)	201,250	6,136,112

		293,316,714

Total Energy		338,124,236

Financials (14.7%)
Banks (6.6%)
Bank of America Corp.	2,389,621	70,541,612
BB&T Corp.	196,800	9,784,896
Citigroup, Inc.	663,500	49,371,035
Citizens Financial Group, Inc.	121,921	5,118,244
Comerica, Inc.	42,850	3,719,808
Fifth Third Bancorp	179,417	5,443,512
Huntington Bancshares, Inc.	265,388	3,864,049
JPMorgan Chase & Co.	856,991	91,646,618
KeyCorp	264,800	5,341,016
M&T Bank Corp.	37,000	6,326,630
People’s United Financial, Inc.	83,843	1,567,864

See Notes to Financial Statements.

1038

EQ ADVISORS TRUST

EQ/EQUITY 500 INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

	Number of Shares	Value (Note 1)

PNC Financial Services Group, Inc. (The)	116,679	$16,835,613
Regions Financial Corp.	291,052	5,029,379
SunTrust Banks, Inc.	116,800	7,544,112
US Bancorp	386,945	20,732,513
Wells Fargo & Co.	1,088,003	66,009,142
Zions Bancorp	49,150	2,498,294

		371,374,337

Capital Markets (3.0%)
Affiliated Managers Group, Inc.	13,611	2,793,658
Ameriprise Financial, Inc.	36,507	6,186,841
Bank of New York Mellon Corp. (The)	251,619	13,552,199
BlackRock, Inc.	30,214	15,521,234
Cboe Global Markets, Inc.	27,462	3,421,491
Charles Schwab Corp. (The)	290,255	14,910,399
CME Group, Inc.	82,815	12,095,131
E*TRADE Financial Corp.*	66,940	3,318,216
Franklin Resources, Inc.	80,101	3,470,776
Goldman Sachs Group, Inc. (The)	87,692	22,340,414
Intercontinental Exchange, Inc.	143,280	10,109,837
Invesco Ltd.	99,001	3,617,497
Moody’s Corp.	40,476	5,974,662
Morgan Stanley	344,313	18,066,103
Nasdaq, Inc.	28,373	2,179,898
Northern Trust Corp.	52,300	5,224,247
Raymond James Financial, Inc.	31,214	2,787,410
S&P Global, Inc.	62,650	10,612,910
State Street Corp.	91,020	8,884,462
T. Rowe Price Group, Inc.	58,486	6,136,936

		171,204,321

Consumer Finance (0.8%)
American Express Co.	178,710	17,747,690
Capital One Financial Corp.	117,794	11,729,927
Discover Financial Services	90,621	6,970,567
Navient Corp.	66,742	889,003
Synchrony Financial	182,062	7,029,414

		44,366,601

Diversified Financial Services (1.7%)
Berkshire Hathaway, Inc., Class B*	468,674	92,900,560
Leucadia National Corp.	77,042	2,040,843

		94,941,403

Insurance (2.6%)
Aflac, Inc.	96,200	8,444,436
Allstate Corp. (The)	87,976	9,211,967
American International Group, Inc.	219,948	13,104,502
Aon plc	61,975	8,304,650
Arthur J Gallagher & Co	43,816	2,772,676
Assurant, Inc.	13,130	1,324,029
Brighthouse Financial, Inc.*	23,272	1,364,670
Chubb Ltd.	113,350	16,563,836
Cincinnati Financial Corp.	36,313	2,722,386
Everest Re Group Ltd.	10,045	2,222,557
Hartford Financial Services Group, Inc. (The)	88,650	4,989,222

Lincoln National Corp.	53,978	4,149,289
Loews Corp.	67,197	3,361,866
Marsh & McLennan Cos., Inc.	124,850	10,161,541
MetLife, Inc.	258,799	13,084,877
Principal Financial Group, Inc.	65,400	4,614,624
Progressive Corp. (The)	141,700	7,980,544
Prudential Financial, Inc.	104,000	11,957,920
Torchmark Corp.	26,362	2,391,297
Travelers Cos., Inc. (The)	67,174	9,111,481
Unum Group	54,920	3,014,559
Willis Towers Watson plc	32,701	4,927,714
XL Group Ltd.	62,750	2,206,290

		147,986,933

Total Financials		829,873,595

Health Care (13.6%)
Biotechnology (2.7%)
AbbVie, Inc.	388,227	37,545,433
Alexion Pharmaceuticals, Inc.*	54,400	6,505,696
Amgen, Inc.	177,730	30,907,247
Biogen, Inc.*	51,539	16,418,779
Celgene Corp.*	190,500	19,880,580
Gilead Sciences, Inc.	318,058	22,785,675
Incyte Corp.*	41,606	3,940,504
Regeneron Pharmaceuticals, Inc.*	18,734	7,043,235
Vertex Pharmaceuticals, Inc.*	61,433	9,206,350

		154,233,499

Health Care Equipment & Supplies (2.7%)
Abbott Laboratories	423,120	24,147,458
Align Technology, Inc.*	17,637	3,918,765
Baxter International, Inc.	122,050	7,889,312
Becton Dickinson and Co.	64,415	13,788,737
Boston Scientific Corp.*	334,156	8,283,727
Cooper Cos., Inc. (The)	11,928	2,598,873
Danaher Corp.	148,850	13,816,257
DENTSPLY SIRONA, Inc.	55,878	3,678,449
Edwards Lifesciences Corp.*	51,458	5,799,831
Hologic, Inc.*	68,239	2,917,217
IDEXX Laboratories, Inc.*	21,254	3,323,701
Intuitive Surgical, Inc.*	27,289	9,958,848
Medtronic plc	329,902	26,639,587
ResMed, Inc.	34,658	2,935,186
Stryker Corp.	78,400	12,139,456
Varian Medical Systems, Inc.*	22,388	2,488,426
Zimmer Biomet Holdings, Inc.	49,250	5,942,997

		150,266,827

Health Care Providers & Services (2.8%)
Aetna, Inc.	80,778	14,571,543
AmerisourceBergen Corp.	39,450	3,622,299
Anthem, Inc.	63,950	14,389,389
Cardinal Health, Inc.	77,025	4,719,322
Centene Corp.*	41,987	4,235,649
Cigna Corp.	61,350	12,459,571
DaVita, Inc.*	37,238	2,690,446
Envision Healthcare Corp.*	29,331	1,013,679
Express Scripts Holding Co.*	140,655	10,498,489
HCA Healthcare, Inc.*	70,380	6,182,179
Henry Schein, Inc.*	38,632	2,699,604

See Notes to Financial Statements.

1039

EQ ADVISORS TRUST

EQ/EQUITY 500 INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

	Number of Shares	Value (Note 1)

Humana, Inc.	35,200	$8,732,064
Laboratory Corp. of America Holdings*	24,850	3,963,824
McKesson Corp.	51,231	7,989,474
Patterson Cos., Inc.	20,000	722,600
Quest Diagnostics, Inc.	33,250	3,274,793
UnitedHealth Group, Inc.	235,500	51,918,330
Universal Health Services, Inc., Class B	21,550	2,442,693

		156,125,948

Health Care Technology (0.1%)
Cerner Corp.*	76,642	5,164,904

Life Sciences Tools & Services (0.8%)
Agilent Technologies, Inc.	78,273	5,241,943
Illumina, Inc.*	35,628	7,784,362
IQVIA Holdings, Inc.*	36,919	3,614,370
Mettler-Toledo International, Inc.*	6,274	3,886,868
PerkinElmer, Inc.	26,850	1,963,272
Thermo Fisher Scientific, Inc.	97,500	18,513,300
Waters Corp.*	19,500	3,767,205

		44,771,320

Pharmaceuticals (4.5%)
Allergan plc	81,445	13,322,773
Bristol-Myers Squibb Co.	399,323	24,470,513
Eli Lilly & Co.	235,960	19,929,182
Johnson & Johnson	653,660	91,329,375
Merck & Co., Inc.	666,117	37,482,404
Mylan NV*	130,550	5,523,571
Perrigo Co. plc	32,339	2,818,667
Pfizer, Inc.	1,453,390	52,641,786
Zoetis, Inc.	119,524	8,610,509

		256,128,780

Total Health Care		766,691,278

Industrials (10.1%)
Aerospace & Defense (2.5%)
Arconic, Inc.	102,832	2,802,172
Boeing Co. (The)	135,324	39,908,401
General Dynamics Corp.	67,900	13,814,255
L3 Technologies, Inc.	19,050	3,769,042
Lockheed Martin Corp.	61,008	19,586,618
Northrop Grumman Corp.	42,420	13,019,122
Raytheon Co.	70,700	13,280,995
Rockwell Collins, Inc.	39,550	5,363,771
Textron, Inc.	64,400	3,644,396
TransDigm Group, Inc.	11,751	3,227,060
United Technologies Corp.	180,950	23,083,792

		141,499,624

Air Freight & Logistics (0.7%)
CH Robinson Worldwide, Inc.	34,202	3,047,056
Expeditors International of Washington, Inc.	43,948	2,842,996
FedEx Corp.	60,160	15,012,327
United Parcel Service, Inc., Class B	167,700	19,981,455

		40,883,834

Airlines (0.5%)
Alaska Air Group, Inc.	30,044	2,208,534
American Airlines Group, Inc.	105,463	5,487,240
Delta Air Lines, Inc.	162,173	9,081,688
Southwest Airlines Co.	134,118	8,778,023
United Continental Holdings, Inc.*	62,924	4,241,078

		29,796,563

Building Products (0.3%)
Allegion plc	23,138	1,840,859
AO Smith Corp.	35,615	2,182,487
Fortune Brands Home & Security, Inc.	37,446	2,562,804
Johnson Controls International plc	227,067	8,653,524
Masco Corp.	77,500	3,405,350

		18,645,024

Commercial Services & Supplies (0.3%)
Cintas Corp.	20,800	3,241,264
Republic Services, Inc.	55,751	3,769,325
Stericycle, Inc.*	20,715	1,408,413
Waste Management, Inc.	98,556	8,505,383

		16,924,385

Construction & Engineering (0.1%)
Fluor Corp.	34,050	1,758,683
Jacobs Engineering Group, Inc.	29,314	1,933,551
Quanta Services, Inc.*	36,800	1,439,248

		5,131,482

Electrical Equipment (0.6%)
Acuity Brands, Inc.	10,278	1,808,928
AMETEK, Inc.	56,148	4,069,046
Eaton Corp. plc	108,325	8,558,758
Emerson Electric Co.	155,800	10,857,702
Rockwell Automation, Inc.	31,300	6,145,755

		31,440,189

Industrial Conglomerates (1.9%)
3M Co.	145,350	34,211,030
General Electric Co.	2,108,515	36,793,587
Honeywell International, Inc.	185,662	28,473,124
Roper Technologies, Inc.	24,905	6,450,395

		105,928,136

Machinery (1.7%)
Caterpillar, Inc.	143,900	22,675,762
Cummins, Inc.	38,350	6,774,144
Deere & Co.	77,900	12,192,129
Dover Corp.	37,900	3,827,521
Flowserve Corp.	31,741	1,337,248
Fortive Corp.	74,225	5,370,179
Illinois Tool Works, Inc.	75,495	12,596,341
Ingersoll-Rand plc	61,815	5,513,280
PACCAR, Inc.	85,500	6,077,340
Parker-Hannifin Corp.	32,400	6,466,392
Pentair plc	40,158	2,835,958
Snap-on, Inc.	14,000	2,440,200
Stanley Black & Decker, Inc.	37,346	6,337,242

See Notes to Financial Statements.

1040

EQ ADVISORS TRUST

EQ/EQUITY 500 INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

	Number of Shares	Value (Note 1)

Xylem, Inc.	43,700	$2,980,340

		97,424,076

Professional Services (0.3%)
Equifax, Inc.	29,350	3,460,952
IHS Markit Ltd.*	88,426	3,992,434
Nielsen Holdings plc	81,721	2,974,644
Robert Half International, Inc.	30,700	1,705,078
Verisk Analytics, Inc.*	37,829	3,631,584

		15,764,692

Road & Rail (1.0%)
CSX Corp.	222,400	12,234,224
JB Hunt Transport Services, Inc.	20,740	2,384,685
Kansas City Southern	25,690	2,703,102
Norfolk Southern Corp.	70,200	10,171,980
Union Pacific Corp.	194,900	26,136,090

		53,630,081

Trading Companies & Distributors (0.2%)
Fastenal Co.	70,116	3,834,644
United Rentals, Inc.*	20,550	3,532,751
WW Grainger, Inc.	12,850	3,035,812

		10,403,207

Total Industrials		567,471,293

Information Technology (23.6%)
Communications Equipment (1.1%)
Cisco Systems, Inc.	1,217,650	46,635,995
F5 Networks, Inc.*	15,450	2,027,349
Harris Corp.	29,134	4,126,831
Juniper Networks, Inc.	92,590	2,638,815
Motorola Solutions, Inc.	39,624	3,579,632

		59,008,622

Electronic Equipment, Instruments & Components (0.4%)
Amphenol Corp., Class A	74,332	6,526,350
Corning, Inc.	219,942	7,035,944
FLIR Systems, Inc.	33,407	1,557,434
TE Connectivity Ltd.	86,020	8,175,341

		23,295,069

Internet Software & Services (4.8%)
Akamai Technologies, Inc.*	41,748	2,715,290
Alphabet, Inc., Class A*	72,599	76,475,787
Alphabet, Inc., Class C*	73,543	76,955,395
eBay, Inc.*	242,400	9,148,176
Facebook, Inc., Class A*	577,252	101,861,888
VeriSign, Inc. (x)*	20,950	2,397,518

		269,554,054

IT Services (4.0%)
Accenture plc, Class A	150,500	23,040,045
Alliance Data Systems Corp.	11,800	2,991,064
Automatic Data Processing, Inc.	108,260	12,686,989
Cognizant Technology Solutions Corp., Class A	143,850	10,216,227
CSRA, Inc.	39,800	1,190,816
DXC Technology Co.	69,291	6,575,716
Fidelity National Information Services, Inc.	80,949	7,616,491

Fiserv, Inc.*	51,300	6,726,969
Gartner, Inc.*	22,057	2,716,320
Global Payments, Inc.	37,119	3,720,809
International Business Machines Corp.	211,117	32,389,570
Mastercard, Inc., Class A	227,400	34,419,264
Paychex, Inc.	77,885	5,302,411
PayPal Holdings, Inc.*	275,200	20,260,224
Total System Services, Inc.	40,785	3,225,686
Visa, Inc., Class A	445,572	50,804,119
Western Union Co. (The)	112,979	2,147,731

		226,030,451

Semiconductors & Semiconductor Equipment (3.8%)
Advanced Micro Devices, Inc. (x)*	195,912	2,013,975
Analog Devices, Inc.	89,512	7,969,253
Applied Materials, Inc.	259,700	13,275,864
Broadcom Ltd.	99,079	25,453,395
Intel Corp.	1,144,330	52,822,273
KLA-Tencor Corp.	38,200	4,013,674
Lam Research Corp.	39,638	7,296,167
Microchip Technology, Inc. (x)	56,686	4,981,566
Micron Technology, Inc.*	271,300	11,155,856
NVIDIA Corp.	146,150	28,280,025
Qorvo, Inc.*	31,025	2,066,265
QUALCOMM, Inc.	359,810	23,035,036
Skyworks Solutions, Inc.	44,747	4,248,728
Texas Instruments, Inc.	241,131	25,183,721
Xilinx, Inc.	60,550	4,082,281

		215,878,079

Software (5.2%)
Activision Blizzard, Inc.	183,868	11,642,522
Adobe Systems, Inc.*	120,230	21,069,105
ANSYS, Inc.*	20,628	3,044,486
Autodesk, Inc.*	53,380	5,595,825
CA, Inc.	76,945	2,560,730
Cadence Design Systems, Inc.*	68,235	2,853,588
Citrix Systems, Inc.*	35,000	3,080,000
Electronic Arts, Inc.*	75,230	7,903,664
Intuit, Inc.	59,300	9,356,354
Microsoft Corp.	1,875,823	160,457,899
Oracle Corp.	735,417	34,770,516
Red Hat, Inc.*	43,230	5,191,923
salesforce.com, Inc.*	166,272	16,997,987
Symantec Corp.	149,600	4,197,776
Synopsys, Inc.*	36,620	3,121,489

		291,843,864

Technology Hardware, Storage & Peripherals (4.3%)
Apple, Inc.	1,258,016	212,894,048
Hewlett Packard Enterprise Co.	400,019	5,744,273
HP, Inc.	406,719	8,545,166
NetApp, Inc.	65,680	3,633,417
Seagate Technology plc (x)	70,090	2,932,566
Western Digital Corp.	71,842	5,713,594
Xerox Corp.	51,954	1,514,459

		240,977,523

Total Information Technology		1,326,587,662

See Notes to Financial Statements.

1041

EQ ADVISORS TRUST

EQ/EQUITY 500 INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

	Number of Shares	Value (Note 1)

Materials (3.0%)
Chemicals (2.2%)
Air Products & Chemicals, Inc.	53,050	$8,704,444
Albemarle Corp.	26,884	3,438,195
CF Industries Holdings, Inc.	56,775	2,415,208
DowDuPont, Inc.	568,253	40,470,979
Eastman Chemical Co.	35,250	3,265,560
Ecolab, Inc.	63,441	8,512,513
FMC Corp.	32,660	3,091,596
International Flavors & Fragrances, Inc.	19,250	2,937,742
LyondellBasell Industries NV, Class A	79,027	8,718,259
Monsanto Co.	106,998	12,495,226
Mosaic Co. (The)	85,410	2,191,621
PPG Industries, Inc.	62,500	7,301,250
Praxair, Inc.	69,950	10,819,866
Sherwin-Williams Co. (The)	20,100	8,241,804

		122,604,263

Construction Materials (0.1%)
Martin Marietta Materials, Inc.	15,323	3,386,996
Vulcan Materials Co.	32,250	4,139,932

		7,526,928

Containers & Packaging (0.4%)
Avery Dennison Corp.	21,500	2,469,490
Ball Corp.	85,600	3,239,960
International Paper Co.	100,535	5,824,998
Packaging Corp. of America	23,021	2,775,181
Sealed Air Corp.	43,834	2,161,016
WestRock Co.	61,856	3,909,918

		20,380,563

Metals & Mining (0.3%)
Freeport-McMoRan, Inc.*	327,688	6,212,965
Newmont Mining Corp.	129,850	4,871,972
Nucor Corp.	77,800	4,946,524

		16,031,461

Total Materials		166,543,215

Real Estate (2.9%)
Equity Real Estate Investment Trusts (REITs) (2.8%)
Alexandria Real Estate Equities, Inc. (REIT)	22,810	2,978,758
American Tower Corp. (REIT)	104,542	14,915,007
Apartment Investment & Management Co. (REIT), Class A	38,233	1,671,164
AvalonBay Communities, Inc. (REIT)	33,614	5,997,074
Boston Properties, Inc. (REIT)	37,630	4,893,029
Crown Castle International Corp. (REIT)	98,960	10,985,550
Digital Realty Trust, Inc. (REIT)	49,845	5,677,345
Duke Realty Corp. (REIT)	86,605	2,356,522
Equinix, Inc. (REIT)	18,995	8,608,914
Equity Residential (REIT)	89,380	5,699,763
Essex Property Trust, Inc. (REIT)	16,057	3,875,678

Extra Space Storage, Inc. (REIT)	30,693	2,684,103
Federal Realty Investment Trust (REIT)	17,631	2,341,573
GGP, Inc. (REIT)	152,054	3,556,543
HCP, Inc. (REIT)	114,158	2,977,241
Host Hotels & Resorts, Inc. (REIT)	180,189	3,576,752
Iron Mountain, Inc. (REIT)	64,384	2,429,208
Kimco Realty Corp. (REIT)	103,630	1,880,884
Macerich Co. (The) (REIT)	26,440	1,736,579
Mid-America Apartment Communities, Inc. (REIT)	27,692	2,784,708
Prologis, Inc. (REIT)	129,522	8,355,464
Public Storage (REIT)	36,510	7,630,590
Realty Income Corp. (REIT)	66,731	3,805,002
Regency Centers Corp. (REIT)	36,050	2,493,939
SBA Communications Corp. (REIT)*	29,302	4,786,775
Simon Property Group, Inc. (REIT)	75,725	13,005,011
SL Green Realty Corp. (REIT)	24,140	2,436,450
UDR, Inc. (REIT)	65,074	2,506,650
Ventas, Inc. (REIT)	86,666	5,200,827
Vornado Realty Trust (REIT)	42,005	3,283,951
Welltower, Inc. (REIT)	89,833	5,728,650
Weyerhaeuser Co. (REIT)	183,341	6,464,604

		157,324,308

Real Estate Management & Development (0.1%)
CBRE Group, Inc., Class A*	73,230	3,171,591

Total Real Estate		160,495,899

Telecommunication Services (2.0%)
Diversified Telecommunication Services (2.0%)
AT&T, Inc.	1,495,317	58,137,925
CenturyLink, Inc.	236,633	3,947,038
Verizon Communications, Inc.	993,436	52,582,568

Total Telecommunication Services		114,667,531

Utilities (2.9%)
Electric Utilities (1.8%)
Alliant Energy Corp.	56,192	2,394,341
American Electric Power Co., Inc.	119,780	8,812,215
Duke Energy Corp.	170,400	14,332,344
Edison International	79,350	5,018,094
Entergy Corp.	43,700	3,556,743
Eversource Energy	77,194	4,877,117
Exelon Corp.	233,820	9,214,846
FirstEnergy Corp.	108,132	3,311,002
NextEra Energy, Inc.	114,050	17,813,469
PG&E Corp.	124,850	5,597,026
Pinnacle West Capital Corp.	27,150	2,312,637
PPL Corp.	166,338	5,148,161
Southern Co. (The)	243,350	11,702,702
Xcel Energy, Inc.	123,595	5,946,155

		100,036,852

See Notes to Financial Statements.

1042

EQ ADVISORS TRUST

EQ/EQUITY 500 INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

	Number of Shares	Value (Note 1)

Independent Power and Renewable Electricity Producers (0.0%)
AES Corp.	160,750	$1,740,922
NRG Energy, Inc.	73,168	2,083,825

		3,824,747

Multi-Utilities (1.0%)
Ameren Corp.	59,100	3,486,309
CenterPoint Energy, Inc.	104,900	2,974,964
CMS Energy Corp.	68,600	3,244,780
Consolidated Edison, Inc.	75,450	6,409,477
Dominion Energy, Inc.	156,446	12,681,513
DTE Energy Co.	43,650	4,777,929
NiSource, Inc.	79,359	2,037,146
Public Service Enterprise Group, Inc.	123,150	6,342,225
SCANA Corp.	34,761	1,382,793
Sempra Energy	61,122	6,535,164
WEC Energy Group, Inc.	76,782	5,100,628

		54,972,928

Water Utilities (0.1%)
American Water Works Co., Inc.	43,431	3,973,502

Total Utilities		162,808,029

Total Common Stocks (99.0%) (Cost $2,517,038,784)		5,573,039,269

	Principal Amount	Value (Note 1)
SHORT-TERM INVESTMENTS:
Repurchase Agreements (0.6%)
Bank of Nova Scotia (The), 1.39%, dated 12/29/17, due 1/2/18, repurchase price $2,000,309, collateralized by various U.S. Government Treasury Securities, ranging from 0.000%-3.750%, maturing 1/11/18-2/15/47; total market value $2,041,678. (xx)	$2,000,000	2,000,000
Bank of Nova Scotia (The), 1.39%, dated 12/29/17, due 1/2/18, repurchase price $1,763,338, collateralized by various U.S. Government Treasury Securities, ranging from 0.000%-3.750%, maturing 1/11/18-2/15/47; total market value $1,799,806. (xx)	1,763,066	1,763,066
Bank of Nova Scotia (The), 1.39%, dated 12/29/17, due 1/2/18, repurchase price $5,000,772, collateralized by various U.S. Government Treasury Securities, ranging from 0.000%-3.750%, maturing 1/11/18-2/15/47; total market value $5,104,195. (xx)	5,000,000	5,000,000

Citigroup Global Markets Ltd., 1.40%, dated 12/29/17, due 1/2/18, repurchase price $1,700,264, collateralized by various Foreign Government Agency Securities, ranging from 1.625%-2.500%, maturing 3/16/21-7/29/25, U.S. Government Treasury Securities, ranging from 0.875%-7.250%, maturing from 8/15/20-2/15/47; total market value $1,734,000. (xx)	$1,700,000	$1,700,000
Citigroup Global Markets, Inc., 1.60%, dated 12/29/17, due 1/2/18, repurchase price $3,000,533, collateralized by various Common Stocks; total market value $3,300,001. (xx)	3,000,000	3,000,000
Citigroup Global Markets, Inc., 1.60%, dated 12/29/17, due 1/2/18, repurchase price $1,000,178, collateralized by various Common Stocks; total market value $1,100,000. (xx)	1,000,000	1,000,000
Deutsche Bank AG, 1.81%, dated 12/29/17, due 1/2/18, repurchase price $1,800,362, collateralized by various Common Stocks, U.S. Government Treasury Securities, ranging from 1.875%-2.250%, maturing 4/30/22-8/15/46; total market value $2,001,998. (xx)	1,800,000	1,800,000
Deutsche Bank AG, 1.81%, dated 12/29/17, due 1/2/18, repurchase price $1,200,241, collateralized by various Common Stocks, U.S. Government Treasury Securities, ranging from 1.875%-2.250%, maturing 4/30/22-8/15/46; total market value $1,334,666. (xx)	1,200,000	1,200,000
Deutsche Bank AG, 1.81%, dated 12/29/17, due 1/2/18, repurchase price $700,141, collateralized by various Common Stocks, U.S. Government Treasury Securities, ranging from 1.875%-2.250%, maturing 4/30/22-8/15/46; total market value $778,555. (xx)	700,000	700,000
Deutsche Bank AG, 1.81%, dated 12/29/17, due 1/2/18, repurchase price $2,500,503, collateralized by various Common Stocks, U.S. Government Treasury Securities, ranging from 1.875%-2.250%, maturing 4/30/22-8/15/46; total market value $2,780,553. (xx)	2,500,000	2,500,000

See Notes to Financial Statements.

1043

EQ ADVISORS TRUST

EQ/EQUITY 500 INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

	Principal Amount	Value (Note 1)

Deutsche Bank AG, 1.55%, dated 12/29/17, due 1/2/18, repurchase price $1,900,327, collateralized by various Corporate Bonds, ranging from 1.750%-1.875%, maturing 9/5/19-4/14/22, Foreign Government Agency Securities, ranging from 1.875%-2.000%, maturing 3/15/19-5/2/25; total market value $1,938,001. (xx)	$1,900,000	$1,900,000
NBC Global Finance Ltd., 1.59%, dated 12/29/17, due 1/2/18, repurchase price $2,200,389, collateralized by various Common Stocks; total market value $2,447,339. (xx)	2,200,000	2,200,000
NBC Global Finance Ltd., 1.59%, dated 12/29/17, due 1/2/18, repurchase price $2,000,353, collateralized by various Common Stocks; total market value $2,224,853. (xx)	2,000,000	2,000,000
NBC Global Finance Ltd., 1.59%, dated 12/29/17, due 1/2/18, repurchase price $2,000,353, collateralized by various Common Stocks; total market value $2,224,853. (xx)	2,000,000	2,000,000
RBS Securities, Inc., 1.37%, dated 12/29/17, due 1/2/18, repurchase price $869,386, collateralized by various U.S. Government Treasury Securities, ranging from 1.750%-1.875%, maturing 2/28/22-9/30/22; total market value $886,644. (xx)	869,254	869,254

Societe Generale SA, 1.32%, dated 12/29/17, due 1/5/18, repurchase price $3,000,770, collateralized by various U.S. Government Treasury Securities, ranging from 0.000%-3.000%, maturing 11/15/21-11/15/46; total market value $3,060,001. (xx)	3,000,000	3,000,000

Total Repurchase Agreements		32,632,320

Total Short-Term Investments (0.6%) (Cost $32,632,320)		32,632,320

Total Investments in Securities (99.6%) (Cost $2,549,671,104)		5,605,671,589
Other Assets Less Liabilities (0.4%)		20,500,511

Net Assets (100%)		$5,626,172,100

*	Non-income producing.
#	All, or a portion of security held by broker as collateral for financial futures contracts, with a total collateral value of $14,804,280.
(x)	All or a portion of security is on loan at December 31, 2017.
(xx)	At December 31, 2017, the Portfolio had loaned securities with a total value of $31,707,807. This was secured by cash collateral of $32,632,320 which was subsequently invested in joint repurchase agreements with a total value of $32,632,320, as detailed in the Notes to the Financial Statements, for which the Portfolio has a proportionate interest as reported in the Portfolio of Investments as Repurchase Agreements, and $163,020 collateralized by various U.S. Government Treasury Securities, ranging from 0.000% – 5.000%, maturing 1/4/18 – 11/15/46.

Glossary:

USD	— United States Dollar

Futures contracts outstanding as of December 31, 2017 (Note 1):

Description	Number of Contracts	Expiration Date	Trading Currency	Notional Amount ($)	Value and Unrealized Appreciation (Depreciation) ($)
Long Contracts
S&P 500 E-Mini Index	353	3/2018	USD	47,231,400	782,728

					782,728

See Notes to Financial Statements.

1044

EQ ADVISORS TRUST

EQ/EQUITY 500 INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2017:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Common Stocks
Consumer Discretionary	$683,058,510	$—	$—	$683,058,510
Consumer Staples	456,718,021	—	—	456,718,021
Energy	338,124,236	—	—	338,124,236
Financials	829,873,595	—	—	829,873,595
Health Care	766,691,278	—	—	766,691,278
Industrials	567,471,293	—	—	567,471,293
Information Technology	1,326,587,662	—	—	1,326,587,662
Materials	166,543,215	—	—	166,543,215
Real Estate	160,495,899	—	—	160,495,899
Telecommunication Services	114,667,531	—	—	114,667,531
Utilities	162,808,029	—	—	162,808,029
Futures	782,728	—	—	782,728
Short-Term Investments
Repurchase Agreements	—	32,632,320	—	32,632,320

Total Assets	$5,573,821,997	$32,632,320	$—	$5,606,454,317

Total Liabilities	$—	$—	$—	$—

Total	$5,573,821,997	$32,632,320	$—	$5,606,454,317

There were no transfers between Levels 1, 2 or 3 during the year ended December 31, 2017.

Fair Values of Derivative Instruments as of December 31, 2017:

	Statement of Assets and Liabilities
Derivatives Not Accounted for as Hedging Instrument^	Asset Derivatives	Fair Value
Equity contracts	Receivables, Net assets – Unrealized appreciation	$782,728	*

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Portfolio of Investments. Only variation margin is reported within the Statement of Assets & Liabilities.

The Effect of Derivative Instruments on the Statement of Operations for the year ended december 31, 2017:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instrument^	Futures
Equity contracts	$7,897,611

See Notes to Financial Statements.

1045

EQ ADVISORS TRUST

EQ/EQUITY 500 INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

Amount of Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instrument^	Futures
Equity contracts	$544,197

^ This Portfolio held futures contracts as a substitute for investing in conventional securities.

The Portfolio held futures contracts with an average notional balance of approximately $47,896,000 during the year ended December 31, 2017.

Investment security transactions for the year ended December 31, 2017 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$153,278,994
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$223,459,295

As of December 31, 2017, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments in securities and derivative instruments, if applicable, for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$3,171,881,215
Aggregate gross unrealized depreciation	(138,939,154)

Net unrealized appreciation	$3,032,942,061

Federal income tax cost of investments in securities and derivative instruments, if applicable	$2,573,512,256

See Notes to Financial Statements.

1046

EQ ADVISORS TRUST

EQ/EQUITY 500 INDEX PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2017

ASSETS
Investments in Securities, at value (x):
Unaffiliated Issuers (Cost $2,517,038,784)	$5,573,039,269
Repurchase Agreements (Cost $32,632,320)	32,632,320
Cash	53,045,086
Dividends, interest and other receivables	5,640,317
Receivable for securities sold	3,945,861
Receivable from Separate Accounts for Portfolio shares sold	1,995,803
Securities lending income receivable	13,237
Other assets	22,037

Total assets	5,670,333,930

LIABILITIES
Payable for return of collateral on securities loaned	32,632,320
Payable to Separate Accounts for Portfolio shares redeemed	8,636,350
Investment management fees payable	1,039,704
Distribution fees payable – Class IB	691,512
Administrative fees payable	466,472
Distribution fees payable – Class IA	429,967
Due to broker for futures variation margin	176,673
Trustees’ fees payable	9,333
Accrued expenses	79,499

Total liabilities	44,161,830

NET ASSETS	$5,626,172,100

Net assets were comprised of:
Paid in capital	$2,582,373,190
Accumulated undistributed net investment income (loss)	3,565,453
Accumulated undistributed net realized gain (loss)	(16,549,756)
Net unrealized appreciation (depreciation)	3,056,783,213

Net assets	$5,626,172,100

Class IA
Net asset value, offering and redemption price per share, $2,019,881,916 / 45,724,900 shares outstanding (unlimited amount authorized: $0.01 par value)	$44.17

Class IB
Net asset value, offering and redemption price per share, $3,264,301,061 / 74,284,301 shares outstanding (unlimited amount authorized: $0.01 par value)	$43.94

Class K
Net asset value, offering and redemption price per share, $341,989,123 / 7,747,510 shares outstanding (unlimited amount authorized: $0.01 par value)	$44.14

(x)	Includes value of securities on loan of $31,707,807.

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2017

INVESTMENT INCOME
Dividends	$105,406,733
Interest	134,393
Securities lending (net)	171,527

Total income	105,712,653

EXPENSES
Investment management fees	12,038,195
Distribution fees – Class IB	7,533,914
Administrative fees	5,114,700
Distribution fees – Class IA	4,712,062
Printing and mailing expenses	439,350
Professional fees	175,789
Trustees’ fees	119,427
Custodian fees	111,500
Miscellaneous	105,833

Total expenses	30,350,770

NET INVESTMENT INCOME (LOSS)	75,361,883

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Investments in securities	54,353,860
Futures contracts	7,897,611

Net realized gain (loss)	62,251,471

Change in unrealized appreciation (depreciation) on:
Investments in securities	857,991,110
Futures contracts	544,197

Net change in unrealized appreciation (depreciation)	858,535,307

NET REALIZED AND UNREALIZED GAIN (LOSS)	920,786,778

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$996,148,661

See Notes to Financial Statements.

1047

EQ ADVISORS TRUST

EQ/EQUITY 500 INDEX PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2017	2016
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$75,361,883	$71,463,797
Net realized gain (loss)	62,251,471	67,529,155
Net change in unrealized appreciation (depreciation)	858,535,307	342,997,175

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	996,148,661	481,990,127

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income
Class IA	(27,213,903)	(25,948,313)
Class IB	(43,887,754)	(41,249,794)
Class K	(5,296,479)	(4,996,995)

	(76,398,136)	(72,195,102)

Distributions from net realized capital gains
Class IA	(16,733,483)	(22,243,547)
Class IB	(26,986,021)	(35,542,411)
Class K	(2,787,660)	(3,664,723)

	(46,507,164)	(61,450,681)

TOTAL DIVIDENDS AND DISTRIBUTIONS	(122,905,300)	(133,645,783)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 3,297,710 and 4,773,832 shares, respectively ]	134,550,646	170,072,089
Capital shares issued in reinvestment of dividends and distributions [ 1,003,326 and 1,281,545 shares, respectively ]	43,947,386	48,191,860
Capital shares repurchased [ (5,011,551) and (6,036,024) shares, respectively ]	(206,987,301)	(214,810,503)

Total Class IA transactions	(28,489,269)	3,453,446

Class IB
Capital shares sold [ 6,483,046 and 8,554,195 shares, respectively ]	262,944,938	303,217,254
Capital shares issued in reinvestment of dividends and distributions [ 1,626,552 and 2,052,537 shares, respectively ]	70,873,775	76,792,205
Capital shares repurchased [ (8,369,008) and (8,720,350) shares, respectively ]	(341,218,964)	(305,474,266)

Total Class IB transactions	(7,400,251)	74,535,193

Class K
Capital shares sold [ 988,302 and 831,856 shares, respectively ]	40,232,867	29,468,129
Capital shares issued in reinvestment of dividends and distributions [ 184,716 and 230,563 shares, respectively ]	8,084,139	8,661,718
Capital shares repurchased [ (1,064,636) and (1,430,950) shares, respectively ]	(43,407,776)	(50,530,021)

Total Class K transactions	4,909,230	(12,400,174)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	(30,980,290)	65,588,465

TOTAL INCREASE (DECREASE) IN NET ASSETS	842,263,071	413,932,809
NET ASSETS:
Beginning of year	4,783,909,029	4,369,976,220

End of year (a)	$5,626,172,100	$4,783,909,029

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$3,565,453	$2,892,008

See Notes to Financial Statements.

1048

EQ ADVISORS TRUST

EQ/EQUITY 500 INDEX PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class IA	2017	2016	2015	2014	2013
Net asset value, beginning of year	$37.31	$34.49	$35.46	$32.21	$24.83

Income (loss) from investment operations:
Net investment income (loss) (e)	0.59	0.56	0.58	0.49	0.43
Net realized and unrealized gain (loss)	7.24	3.32	(0.32)	3.68	7.38

Total from investment operations	7.83	3.88	0.26	4.17	7.81

Less distributions:
Dividends from net investment income	(0.60)	(0.57)	(0.58)	(0.48)	(0.43)
Distributions from net realized gains	(0.37)	(0.49)	(0.65)	(0.44)	—

Total dividends and distributions	(0.97)	(1.06)	(1.23)	(0.92)	(0.43)

Net asset value, end of year	$44.17	$37.31	$34.49	$35.46	$32.21

Total return	21.02%	11.24%	0.81%	12.96%	31.51%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$2,019,882	$1,732,371	$1,600,811	$1,628,300	$1,499,464
Ratio of expenses to average net assets (f)	0.60%	0.61%	0.61%	0.62%	0.62%
Ratio of net investment income (loss) to average net assets (f)	1.43%	1.59%	1.63%	1.44%	1.50%
Portfolio turnover rate^	3%	5%	5%	4%	5%

	Year Ended December 31,
Class IB	2017	2016	2015	2014	2013
Net asset value, beginning of year	$37.12	$34.32	$35.29	$32.05	$24.71

Income (loss) from investment operations:
Net investment income (loss) (e)	0.58	0.56	0.58	0.49	0.43
Net realized and unrealized gain (loss)	7.21	3.30	(0.32)	3.67	7.34

Total from investment operations	7.79	3.86	0.26	4.16	7.77

Less distributions:
Dividends from net investment income	(0.60)	(0.57)	(0.58)	(0.48)	(0.43)
Distributions from net realized gains	(0.37)	(0.49)	(0.65)	(0.44)	—

Total dividends and distributions	(0.97)	(1.06)	(1.23)	(0.92)	(0.43)

Net asset value, end of year	$43.94	$37.12	$34.32	$35.29	$32.05

Total return	21.02%	11.22%	0.81%	12.98%	31.49%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$3,264,301	$2,766,809	$2,493,237	$2,533,152	$2,276,774
Ratio of expenses to average net assets (f)	0.60%	0.61%	0.61%	0.62%	0.62%
Ratio of net investment income (loss) to average net assets (f)	1.43%	1.59%	1.62%	1.44%	1.50%
Portfolio turnover rate^	3%	5%	5%	4%	5%

See Notes to Financial Statements.

1049

EQ ADVISORS TRUST

EQ/EQUITY 500 INDEX PORTFOLIO

FINANCIAL HIGHLIGHTS (Continued)

	Year Ended December 31,
Class K	2017	2016	2015	2014	2013
Net asset value, beginning of year	$37.27	$34.46	$35.46	$32.20	$24.83

Income (loss) from investment operations:
Net investment income (loss) (e)	0.69	0.65	0.67	0.58	0.50
Net realized and unrealized gain (loss)	7.25	3.32	(0.35)	3.69	7.39

Total from investment operations	7.94	3.97	0.32	4.27	7.89

Less distributions:
Dividends from net investment income	(0.70)	(0.67)	(0.67)	(0.57)	(0.52)
Distributions from net realized gains	(0.37)	(0.49)	(0.65)	(0.44)	—

Total dividends and distributions	(1.07)	(1.16)	(1.32)	(1.01)	(0.52)

Net asset value, end of year	$44.14	$37.27	$34.46	$35.46	$32.20

Total return	21.34%	11.50%	0.99%	13.28%	31.80%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$341,989	$284,729	$275,928	$262,913	$212,945
Ratio of expenses to average net assets (f)	0.35%	0.36%	0.36%	0.37%	0.37%
Ratio of net investment income (loss) to average net assets (f)	1.68%	1.84%	1.88%	1.70%	1.75%
Portfolio turnover rate^	3%	5%	5%	4%	5%
^	Portfolio turnover rate excludes derivatives, if any.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.

See Notes to Financial Statements.

1050

EQ/GLOBAL BOND PLUS PORTFOLIO (Unaudited)

INVESTMENT MANAGER

➢	AXA Equitable Funds Management Group, LLC

INVESTMENT SUB-ADVISERS

➢	BlackRock Investment Management, LLC

➢	First International Advisers, LLC (Effective January 31, 2018, First International Advisors, LLC changed its name to Wells Fargo Asset Management (International), LLC.)

➢	Wells Capital Management, Inc.

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/17
	1 Year	5 Years	10 Years/ Since Incept.
Portfolio – Class IA Shares	4.63%	(0.09)%	2.33%
Portfolio – Class IB Shares	4.64	(0.07)	2.22
Portfolio – Class K Shares*	4.83	0.16	0.61
Bloomberg Barclays Global Aggregate Index	7.42	0.79	3.09
* Date of inception 8/26/11. Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned 4.64% for the year ended December 31, 2017. This compares to the Portfolio’s benchmark, the Bloomberg Barclays Global Aggregate Index, which returned 7.42% over the same period.

Portfolio Highlights

What helped performance during the year:

•

Country positioning was the key driver of Portfolio performance in 2017. The Portfolio’s tilt away from the bond markets of Japan and core Europe and towards smaller and higher-yielding markets added value.

•	In particular an overweight exposure to the interest rate environments of Brazil, Australia, the United States, Mexico, New Zealand, and South Africa performed well.

•

Exposure to several of the smaller Asian currencies, funded by an underweight to the Japanese yen, helped performance this quarter. Exposure to the Malaysian ringgit and Singaporean dollar were positives, along with exposure to the Mexican peso.

•	Overweight positioning in the Danish and Norwegian krones helped performance during 2017, but only partially offset the drag from an underweight to the euro.

•	Positioning in the 10-15 year area of the yield curve added to performance.

•	On a sector basis, overweights to quasi-sovereign, emerging market sovereign, and high-yield corporate debt were all positives. Sector was a net positive this year.

•	At the security level, holdings of Danish mortgages performed well in 2017. Corporate bond in Adient Global (BB), HP Pelzer (B), and United Group (B) also did particularly well.

What hurt performance during the year:

•

Currency positioning, including the use of forward foreign currency contracts, was a net negative for the year. An underweight to the euro was a persistent drag and only partially offset by exposure to the Danish and Norwegian krones.

•	Duration was a drag on Portfolio performance in 2017, with an underweight to the 2-3 year area of the curve and an overweight to the 4-6 year area of the curve weighing notably.

•	An underweight to the ultra-long end of the curve (15+ years) was also a modest negative.

•	Security detracted from performance in 2017, with peripheral European holdings weighing. Of the Portfolio’s corporate holdings, Twinkle Pizza (B) and Verizon (BBB) underperformed.

1051

EQ/GLOBAL BOND PLUS PORTFOLIO (Unaudited)

Portfolio Characteristics As of December 31, 2017
Weighted Average Life (Years)	6.60
Weighted Average Coupon (%)	3.09
Weighted Average Modified Duration (Years)*	5.34
Weighted Average Rating**	AA-

*  Modified duration is a measure of the price sensitivity of the Portfolio to interest rate movements, taking into account specific features of the securities in which it invests.

** Weighted Average Rating has been provided by the Investment Sub-Adviser. A credit rating is an assessment provided by a nationally recognized statistical rating organization (NRSRO) of the creditworthiness of an issuer with respect to debt obligations, including specific securities, money market instruments or other debts. Ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest); ratings are subject to change without notice.

Sector Weightings as of December 31, 2017	Market Value	% of Net Assets
U.S. Treasury Obligations	$96,894,153	32.8%
Foreign Government Securities	93,110,589	31.5
Financials	32,711,517	11.1
Supranational	14,777,699	5.0
Energy	7,678,330	2.6
Consumer Staples	7,008,051	2.4
Health Care	6,817,695	2.3
Consumer Discretionary	6,573,564	2.2
Information Technology	5,844,838	2.0
U.S. Government Agency Securities	4,831,196	1.6
Industrials	3,881,342	1.3
Utilities	3,665,253	1.3
Telecommunication Services	2,705,691	0.9
Materials	2,265,628	0.8
Real Estate	2,164,013	0.7
Repurchase Agreements	1,445,823	0.5
Municipal Bonds	288,198	0.1
Cash and Other	2,546,248	0.9

		100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees (in the case of Class IA and Class IB shares of the Portfolio), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2017 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/17	Ending Account Value 12/31/17	Expenses Paid During Period* 7/1/17 - 12/31/17
Class IA
Actual	$1,000.00	$1,008.16	$4.81
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.42	4.84
Class IB
Actual	1,000.00	1,008.18	4.81
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.42	4.84
Class K
Actual	1,000.00	1,009.20	3.54
Hypothetical (5% average annual return before expenses)	1,000.00	1,021.68	3.57

*  Expenses are equal to the Portfolio’s Class IA, Class IB and Class K shares annualized expense ratios of 0.95%, 0.95% and 0.70%, respectively, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

1052

EQ ADVISORS TRUST

EQ/GLOBAL BOND PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2017

	Principal Amount		Value (Note 1)
LONG-TERM DEBT SECURITIES:
Australia (4.5%)
Australia & New Zealand Banking Group Ltd.
2.300%, 6/1/21		$250,000	$247,061
Australia Government Bond 1.750%, 11/21/20 (m)	AUD	3,900,000	3,009,974
3.250%, 4/21/25 (m)		1,900,000	1,553,448
2.750%, 11/21/27 (m)		5,400,000	4,254,472
BHP Billiton Finance USA Ltd. 2.875%, 2/24/22		$94,000	95,286
Commonwealth Bank of Australia
2.300%, 9/6/19		150,000	150,061
National Australia Bank Ltd. 2.500%, 7/12/26		250,000	237,303
New South Wales Treasury Corp. 5.000%, 8/20/24	AUD	2,300,000	2,046,991
Queensland Treasury Corp. 3.250%, 7/21/26 (m)		2,000,000	1,591,250
Westpac Banking Corp. 2.250%, 1/17/19		$100,000	100,195
2.700%, 8/19/26		150,000	144,299

Total Australia			13,430,340

Belgium (0.3%)
Anheuser-Busch Cos. LLC 5.000%, 3/1/19		38,000	39,203
Anheuser-Busch InBev Finance, Inc.
2.150%, 2/1/19		250,000	250,048
2.650%, 2/1/21		75,000	75,349
2.625%, 1/17/23		94,000	93,431
3.300%, 2/1/23		150,000	153,813
3.650%, 2/1/26		250,000	257,758
Anheuser-Busch InBev Worldwide, Inc.
4.375%, 2/15/21		47,000	49,621

Total Belgium			919,223

Bermuda (0.0%)
XLIT Ltd. 6.375%, 11/15/24		100,000	116,602

Brazil (1.2%)
BRF SA 7.750%, 5/22/18§	BRL	1,000,000	299,410
Embraer Netherlands Finance BV
5.400%, 2/1/27		$100,000	107,250
Federative Republic of Brazil 10.000%, 1/1/19	BRL	3,540,000	1,097,187
10.000%, 1/1/25		6,450,000	1,938,524
Vale Overseas Ltd. 5.875%, 6/10/21		$100,000	109,141
4.375%, 1/11/22 (x)		38,000	39,273

Total Brazil			3,590,785

Canada (5.5%)
Agrium, Inc. 3.150%, 10/1/22		19,000	19,094
Alimentation Couche-Tard, Inc. 3.550%, 7/26/27 (m)		600,000	598,622
Bank of Montreal 2.375%, 1/25/19		150,000	150,482
Bank of Nova Scotia (The) 4.500%, 12/16/25		100,000	104,898
Canada Housing Trust No. 1 2.900%, 6/15/24§	CAD	2,400,000	1,981,737
Canadian Government Bond 1.625%, 2/27/19		$150,000	149,462
0.750%, 9/1/20	CAD	1,550,000	1,201,977
0.500%, 3/1/22		1,660,000	1,250,659
1.000%, 6/1/27		1,285,000	931,523
2.750%, 12/1/48		4,165,000	3,669,292
Cenovus Energy, Inc. 4.250%, 4/15/27 (x)		$100,000	99,540
Enbridge, Inc. 3.500%, 6/10/24		50,000	50,376
3.700%, 7/15/27		100,000	100,018
Export Development Canada 1.750%, 8/19/19		150,000	149,337
Goldcorp, Inc. 3.625%, 6/9/21		100,000	102,110
Husky Energy, Inc. 4.000%, 4/15/24		50,000	52,489
Hydro-Quebec 8.400%, 1/15/22		75,000	89,503
Province of Manitoba 2.125%, 5/4/22		100,000	98,326
Province of Ontario 2.250%, 5/18/22		250,000	247,224
3.200%, 5/16/24		2,500,000	2,576,160
Province of Quebec 2.375%, 1/31/22		250,000	248,338
2.625%, 2/13/23		94,000	94,103
2.875%, 10/16/24		2,000,000	2,022,666
Royal Bank of Canada 2.500%, 1/19/21		100,000	100,136
Toronto-Dominion Bank (The)
1.950%, 1/22/19		100,000	99,955
2.250%, 11/5/19		100,000	100,021
TransCanada PipeLines Ltd. 3.800%, 10/1/20		113,000	116,982
4.875%, 1/15/26		80,000	89,998

Total Canada			16,495,028

China (0.2%)
Alibaba Group Holding Ltd. 2.500%, 11/28/19		250,000	250,035
Baidu, Inc. 2.750%, 6/9/19		200,000	200,250
CNOOC Finance 2015 USA LLC
3.500%, 5/5/25		200,000	202,000

Total China			652,285

Colombia (1.4%)
Ecopetrol SA 7.625%, 7/23/19		66,000	70,703
4.125%, 1/16/25		100,000	100,875

See Notes to Financial Statements.

1053

EQ ADVISORS TRUST

EQ/GLOBAL BOND PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

	Principal Amount		Value (Note 1)
Republic of Colombia 7.375%, 3/18/19		$150,000	$159,000
4.000%, 2/26/24 (x)		200,000	207,500
7.500%, 8/26/26	COP	9,750,000,000	3,474,303

Total Colombia			4,012,381

Denmark (0.9%)
Nykredit Realkredit A/S 2.500%, 10/1/47 (m)	DKK	12,422,709	2,081,730
Realkredit Danmark A/S 2.500%, 7/1/47		3,837,960	644,073

Total Denmark			2,725,803

France (0.7%)
BNP Paribas 2.400%, 12/12/18		$100,000	100,260
BNP Paribas SA 5.000%, 1/15/21		131,000	140,292
BPCE SA 2.500%, 7/15/19		250,000	250,826
Casino Guichard Perrachon SA
4.498%, 3/7/24 (m)	EUR	200,000	267,763
Danone SA 2.947%, 11/2/26§		$780,000	759,896
Sanofi 4.000%, 3/29/21		94,000	98,758
Total Capital International SA
2.125%, 1/10/19		100,000	100,109
2.700%, 1/25/23		113,000	113,539
Total Capital SA 4.450%, 6/24/20		75,000	78,878

Total France			1,910,321

Germany (1.9%)
Deutsche Bank AG 2.500%, 2/13/19		100,000	99,930
3.375%, 5/12/21		100,000	100,800
HP Pelzer Holding GmbH 4.125%, 4/1/24 (m)	EUR	125,000	155,681
Kreditanstalt fuer Wiederaufbau
2.750%, 9/8/20		$564,000	572,360
2.000%, 10/4/22		188,000	184,490
5.000%, 3/19/24	AUD	1,000,000	872,593
2.500%, 11/20/24		$2,150,000	2,148,017
2.000%, 5/2/25 (x)		250,000	240,548
Landwirtschaftliche Rentenbank
2.375%, 6/10/25		250,000	246,695
Siemens Financieringsmaatschappij NV
2.350%, 10/15/26§		800,000	752,730
Takko Luxembourg 2 SCA 5.375%, 11/15/23§	EUR	100,000	116,997

Total Germany			5,490,841

Hungary (0.1%)
Republic of Hungary 6.375%, 3/29/21		$250,000	277,813

Ireland (0.1%)
Ardagh Packaging Finance plc 4.625%, 5/15/23 (m)		275,000	280,583

Israel (0.1%)
Teva Pharmaceutical Finance Co. BV
2.950%, 12/18/22		45,000	40,163
Teva Pharmaceutical Finance Netherlands III BV
2.800%, 7/21/23		100,000	86,625
3.150%, 10/1/26 (x)		100,000	82,125

Total Israel			208,913

Italy (2.8%)
Republic of Italy 2.200%, 6/1/27	EUR	3,430,000	4,203,516
2.700%, 3/1/47 (m)		3,670,000	4,005,025

Total Italy			8,208,541

Japan (0.5%)
Japan Bank for International Cooperation
2.500%, 5/28/25		$250,000	245,337
Mitsubishi UFJ Financial Group, Inc.
2.950%, 3/1/21		200,000	201,739
3.677%, 2/22/27		200,000	204,985
Mizuho Financial Group, Inc. 3.170%, 9/11/27		200,000	196,309
Nomura Holdings, Inc. 6.700%, 3/4/20		94,000	101,680
Sumitomo Mitsui Banking Corp.
2.450%, 1/10/19		250,000	250,511
Sumitomo Mitsui Financial Group, Inc.
3.784%, 3/9/26		100,000	103,838
3.010%, 10/19/26		150,000	145,979

Total Japan			1,450,378

Malaysia (2.0%)
Federation of Malaysia 3.955%, 9/15/25	MYR	14,900,000	3,660,570
3.900%, 11/30/26		7,000,000	1,701,911
4.498%, 4/15/30		2,275,000	560,115

Total Malaysia			5,922,596

Mexico (2.3%)
America Movil SAB de CV 5.000%, 3/30/20		$113,000	118,932
CEMEX Finance LLC 4.625%, 6/15/24 (m)	EUR	200,000	260,367
Nemak SAB de CV 3.250%, 3/15/24 (m)		100,000	124,185
Petroleos Mexicanos 6.375%, 2/4/21		$150,000	163,125
3.500%, 1/30/23		94,000	92,026
4.875%, 1/18/24		100,000	103,595
4.500%, 1/23/26 (x)		200,000	199,750
Sigma Alimentos SA de CV 2.625%, 2/7/24 (m)	EUR	200,000	255,568
United Mexican States 3.500%, 1/21/21		$150,000	154,613
4.000%, 10/2/23		150,000	156,487

See Notes to Financial Statements.

1054

EQ ADVISORS TRUST

EQ/GLOBAL BOND PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

	Principal Amount		Value (Note 1)
7.750%, 11/13/42	MXN	106,400,000	$5,347,540

Total Mexico			6,976,188

Netherlands (0.6%)
ABN AMRO Bank NV 2.450%, 6/4/20§		$320,000	319,872
AerCap Ireland Capital DAC 3.950%, 2/1/22		400,000	412,592
Cooperatieve Rabobank UA 4.625%, 12/1/23		250,000	267,122
Koninklijke Philips NV 3.750%, 3/15/22		94,000	97,812
Shell International Finance BV
4.300%, 9/22/19		188,000	194,715
3.400%, 8/12/23		50,000	52,048
3.250%, 5/11/25		95,000	97,446
UPCB Finance IV Ltd. 5.375%, 1/15/25 (m)		300,000	302,063

Total Netherlands			1,743,670

New Zealand (2.0%)
New Zealand Government Bond
4.500%, 4/15/27 (m)	NZD	7,515,000	6,066,720

Norway (2.0%)
Kingdom of Norway 1.500%, 2/19/26 (m)	NOK	6,700,000	816,369
1.750%, 2/17/27 (m)		40,300,000	4,980,008
Statoil ASA 3.700%, 3/1/24		$100,000	104,994

Total Norway			5,901,371

Peru (0.8%)
Republic of Peru 7.125%, 3/30/19		77,000	82,005
6.350%, 8/12/28 (m)	PEN	6,825,000	2,297,707

Total Peru			2,379,712

Philippines (0.1%)
Republic of Philippines 6.500%, 1/20/20		$188,000	204,685
10.625%, 3/16/25		100,000	151,000

Total Philippines			355,685

Poland (2.2%)
Republic of Poland 6.375%, 7/15/19		225,000	238,500
1.500%, 4/25/20	PLN	21,150,000	6,021,001
5.000%, 3/23/22		$38,000	41,610
4.000%, 1/22/24		100,000	106,625

Total Poland			6,407,736

Romania (0.4%)
Romania Government Bond 5.750%, 4/29/20	RON	4,300,000	1,165,519

Singapore (2.0%)
Republic of Singapore 3.000%, 9/1/24	SGD	4,550,000	3,622,445
2.875%, 9/1/30		2,830,000	2,255,621

Total Singapore			5,878,066

South Africa (1.3%)
Republic of South Africa 7.250%, 1/15/20	ZAR	15,250,000	1,229,782
7.750%, 2/28/23		33,000,000	2,642,966

Total South Africa			3,872,748

South Korea (1.0%)
Republic of Korea 2.125%, 6/10/27	KRW	3,235,000,000	2,930,484

Spain (0.3%)
Banco Santander SA 3.500%, 4/11/22		$200,000	203,563
Telefonica Emisiones SAU 5.462%, 2/16/21		94,000	101,483
4.103%, 3/8/27		650,000	667,938

Total Spain			972,984

Supranational (5.0%)
Asian Development Bank 1.750%, 1/10/20		500,000	496,931
6.450%, 8/8/21	INR	50,550,000	800,734
1.875%, 2/18/22		$2,200,000	2,162,303
1.750%, 9/13/22		150,000	145,966
2.125%, 3/19/25		100,000	97,307
European Bank for Reconstruction & Development
2.125%, 3/7/22 (x)		150,000	148,537
European Investment Bank 1.750%, 6/17/19		250,000	249,107
1.750%, 5/15/20		500,000	496,030
1.375%, 6/15/20		250,000	245,444
1.625%, 6/15/21		100,000	97,849
1.875%, 2/10/25		200,000	191,080
2.125%, 4/13/26		150,000	144,955
2.375%, 5/24/27		2,500,000	2,444,229
Inter-American Development Bank
1.000%, 5/13/19		500,000	493,547
3.875%, 2/14/20		94,000	97,482
2.125%, 1/15/25		250,000	243,733
International Bank for Reconstruction & Development
5.625%, 4/11/21	INR	50,000,000	767,224
2.250%, 6/24/21		$200,000	199,991
2.000%, 1/26/22		250,000	246,946
2.125%, 2/13/23		131,000	129,077
2.500%, 7/29/25		250,000	249,053
1.875%, 10/27/26		3,900,000	3,685,851
International Finance Corp. 1.750%, 3/30/20		250,000	248,200
6.300%, 11/25/24	INR	44,700,000	696,123

Total Supranational			14,777,699

See Notes to Financial Statements.

1055

EQ ADVISORS TRUST

EQ/GLOBAL BOND PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

	Principal Amount		Value (Note 1)
Sweden (0.1%)
Svenska Handelsbanken AB 2.250%, 6/17/19		$250,000	$250,179

Switzerland (0.5%)
ABB Finance USA, Inc. 2.875%, 5/8/22		94,000	95,603
Credit Suisse AG 4.375%, 8/5/20		250,000	261,805
Credit Suisse Group Funding Guernsey Ltd.
3.800%, 9/15/22		450,000	463,264
Novartis Capital Corp. 3.000%, 11/20/25		150,000	151,481
Novartis Securities Investment Ltd.
5.125%, 2/10/19		94,000	97,076
UBS AG 2.375%, 8/14/19		250,000	250,110

Total Switzerland			1,319,339

Thailand (1.2%)
Thailand Government Bond 3.850%, 12/12/25	THB	105,850,000	3,625,176

United Arab Emirates (0.1%)
MDC-GMTN BV 5.500%, 4/20/21 (m)		$319,000	345,716

United Kingdom (2.9%)
AstraZeneca plc 3.375%, 11/16/25		100,000	101,774
Barclays Bank plc 5.140%, 10/14/20		131,000	139,035
Barclays plc 2.750%, 11/8/19		250,000	250,560
3.200%, 8/10/21		200,000	201,151
BAT Capital Corp. 3.557%, 8/15/27§		150,000	149,783
BP Capital Markets plc 2.237%, 5/10/19		150,000	150,329
2.521%, 1/15/20		50,000	50,377
4.500%, 10/1/20		38,000	40,266
3.062%, 3/17/22		130,000	132,479
3.245%, 5/6/22		75,000	76,981
3.224%, 4/14/24		1,175,000	1,202,128
CPUK Finance Ltd. 4.250%, 8/28/22 (m)	GBP	100,000	137,297
Firstgroup plc 5.250%, 11/29/22 (m)		400,000	623,045
GlaxoSmithKline Capital, Inc. 2.800%, 3/18/23		$94,000	94,490
Heathrow Funding Ltd. 7.125%, 2/14/24 (m)	GBP	250,000	426,436
HSBC Holdings plc 5.100%, 4/5/21		$150,000	161,036
4.000%, 3/30/22		100,000	104,466
3.600%, 5/25/23		200,000	206,080
4.375%, 11/23/26		200,000	208,333
Jaguar Land Rover Automotive plc
3.500%, 3/15/20 (m)		200,000	201,760
Lloyds Banking Group plc 4.500%, 11/4/24		200,000	209,904
Ocado Group plc 4.000%, 6/15/24 (m)	GBP	100,000	134,124
RAC Bond Co. plc 5.000%, 11/6/22 (m)		200,000	267,276
Reynolds American, Inc. 6.875%, 5/1/20		$38,000	41,610
4.850%, 9/15/23		150,000	163,249
Rio Tinto Finance USA Ltd. 3.750%, 6/15/25		150,000	157,132
Royal Bank of Scotland Group plc 4.800%, 4/5/26		200,000	213,937
Santander UK plc 2.350%, 9/10/19		150,000	150,039
2.375%, 3/16/20		700,000	699,600
Sky plc 3.750%, 9/16/24§		700,000	728,369
Tesco plc 6.125%, 2/24/22	GBP	150,000	233,118
Thomas Cook Finance 2 plc 3.875%, 7/15/23§	EUR	100,000	121,812
U.K. Treasury Bonds 1.250%, 7/22/27 (m)	GBP	150,000	203,048
Unilever Capital Corp. 2.000%, 7/28/26		$100,000	92,505
Vodafone Group plc 5.450%, 6/10/19		113,000	117,947
2.950%, 2/19/23		94,000	94,478
WPP Finance 2010 3.750%, 9/19/24		50,000	50,991

Total United Kingdom			8,336,945

United States (51.5%)
21st Century Fox America, Inc. 5.650%, 8/15/20		56,000	60,534
3.700%, 10/15/25		100,000	104,264
3M Co. 3.000%, 8/7/25		100,000	101,387
Abbott Laboratories 2.550%, 3/15/22		90,000	89,102
3.400%, 11/30/23		100,000	101,619
AbbVie, Inc. 2.900%, 11/6/22		131,000	131,321
3.600%, 5/14/25		150,000	153,996
Actavis, Inc. 3.250%, 10/1/22		75,000	75,026
Adient Global Holdings Ltd. 3.500%, 8/15/24 (m)	EUR	150,000	191,982
Aetna, Inc. 2.200%, 3/15/19		$250,000	248,995
Agilent Technologies, Inc.
3.875%, 7/15/23		56,000	58,086
Allergan Funding SCS 3.450%, 3/15/22		400,000	405,756
3.800%, 3/15/25		150,000	152,760
Allstate Corp. (The) 3.150%, 6/15/23		94,000	95,227
Altria Group, Inc. 9.250%, 8/6/19		42,000	46,534
2.950%, 5/2/23		94,000	94,440
4.000%, 1/31/24		100,000	105,986

See Notes to Financial Statements.

1056

EQ ADVISORS TRUST

EQ/GLOBAL BOND PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

	Principal Amount	Value (Note 1)
Amazon.com, Inc. 2.600%, 12/5/19	$100,000	$101,009
3.300%, 12/5/21	100,000	103,242
3.150%, 8/22/27§	100,000	100,220
American Express Co. 2.650%, 12/2/22	203,000	201,354
American Honda Finance Corp. 2.900%, 2/16/24	150,000	150,486
American International Group, Inc. 4.875%, 6/1/22	150,000	162,625
American Tower Corp. (REIT) 5.050%, 9/1/20	113,000	119,734
5.000%, 2/15/24	100,000	109,291
Ameriprise Financial, Inc. 5.300%, 3/15/20	94,000	99,712
4.000%, 10/15/23	100,000	106,799
Amgen, Inc. 3.450%, 10/1/20	188,000	192,888
2.700%, 5/1/22	75,000	74,812
3.625%, 5/15/22	56,000	57,952
Amphenol Corp. 2.550%, 1/30/19	75,000	75,258
Anadarko Petroleum Corp. 5.550%, 3/15/26 (x)	100,000	112,202
Andeavor 5.125%, 12/15/26 (b)§	100,000	109,477
Anthem, Inc. 2.250%, 8/15/19	100,000	99,613
3.350%, 12/1/24	200,000	201,776
Aon Corp. 5.000%, 9/30/20	113,000	120,221
Apple, Inc. 2.100%, 5/6/19	150,000	150,197
2.850%, 5/6/21	250,000	253,891
2.150%, 2/9/22	100,000	98,777
2.850%, 2/23/23	75,000	75,866
3.200%, 5/13/25	75,000	76,294
2.450%, 8/4/26	100,000	95,572
3.350%, 2/9/27	100,000	102,423
Applied Materials, Inc. 4.300%, 6/15/21	75,000	79,743
Arizona Public Service Co. 3.150%, 5/15/25	100,000	101,778
AT&T, Inc. 5.800%, 2/15/19	188,000	195,163
4.600%, 2/15/21	188,000	199,231
3.875%, 8/15/21	113,000	117,170
3.000%, 6/30/22	50,000	50,070
2.625%, 12/1/22	94,000	92,121
3.400%, 8/14/24	100,000	99,584
3.950%, 1/15/25	100,000	102,379
3.400%, 5/15/25	150,000	147,691
3.900%, 8/14/27	100,000	99,601
Atmos Energy Corp. 8.500%, 3/15/19	56,000	60,138
AutoZone, Inc. 4.000%, 11/15/20	94,000	97,437
AvalonBay Communities, Inc. (REIT) 3.625%, 10/1/20	100,000	103,027
Baker Hughes a GE Co. LLC 3.337%, 12/15/27§	60,000	59,838
Bank of America Corp. 2.600%, 1/15/19	29,000	29,154
2.650%, 4/1/19	100,000	100,655
2.250%, 4/21/20	100,000	100,007
2.625%, 10/19/20	150,000	151,211
(ICE LIBOR USD 3 Month + 0.79%), 3.004%, 12/20/23 (k)§	583,000	583,697
4.125%, 1/22/24	100,000	106,548
4.200%, 8/26/24	100,000	105,075
4.000%, 1/22/25	100,000	103,787
4.450%, 3/3/26	100,000	106,728
3.500%, 4/19/26	100,000	102,396
(ICE LIBOR USD 3 Month + 1.58%), 3.824%, 1/20/28 (k)	100,000	103,316
Bank of New York Mellon Corp. (The)
2.600%, 8/17/20	120,000	120,845
4.150%, 2/1/21	113,000	118,828
3.000%, 2/24/25	65,000	65,148
BB&T Corp. 2.250%, 2/1/19	100,000	100,082
2.450%, 1/15/20	100,000	100,334
2.750%, 4/1/22	250,000	251,592
Becton Dickinson and Co. 2.675%, 12/15/19	150,000	150,324
3.363%, 6/6/24	150,000	150,432
Berkshire Hathaway Energy Co. 2.400%, 2/1/20	150,000	150,520
Berkshire Hathaway Finance Corp. 3.000%, 5/15/22	94,000	96,014
Berkshire Hathaway, Inc. 2.750%, 3/15/23	65,000	65,435
3.125%, 3/15/26	100,000	100,998
Biogen, Inc. 4.050%, 9/15/25	100,000	105,742
Boston Properties LP (REIT) 5.625%, 11/15/20	100,000	108,254
3.650%, 2/1/26	100,000	101,511
Boston Scientific Corp. 3.850%, 5/15/25	50,000	51,489
Bristol-Myers Squibb Co. 1.750%, 3/1/19	100,000	99,655
2.000%, 8/1/22	94,000	91,814
Brixmor Operating Partnership LP (REIT)
3.900%, 3/15/27	100,000	98,771
Broadcom Corp. 3.875%, 1/15/27§	200,000	196,922
Broadridge Financial Solutions, Inc. 3.400%, 6/27/26	30,000	29,584
Burlington Northern Santa Fe LLC 3.050%, 3/15/22	94,000	96,004
3.750%, 4/1/24	25,000	26,427
Capital One Bank USA NA 3.375%, 2/15/23	300,000	302,805
Caterpillar Financial Services Corp. 7.150%, 2/15/19	60,000	63,324
2.100%, 6/9/19	250,000	250,048
Caterpillar, Inc. 2.600%, 6/26/22	56,000	55,856
CBS Corp. 2.900%, 1/15/27	100,000	93,531

See Notes to Financial Statements.

1057

EQ ADVISORS TRUST

EQ/GLOBAL BOND PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

	Principal Amount	Value (Note 1)
Celgene Corp. 3.950%, 10/15/20	$19,000	$19,639
3.875%, 8/15/25	150,000	155,187
CenterPoint Energy Resources Corp. 4.500%, 1/15/21	65,000	68,346
Charter Communications Operating LLC 4.908%, 7/23/25	170,000	179,843
Chevron Corp. 2.193%, 11/15/19	285,000	285,274
3.191%, 6/24/23	75,000	77,127
2.954%, 5/16/26	150,000	149,481
Chubb INA Holdings, Inc. 3.350%, 5/15/24	100,000	102,742
Cigna Corp. 4.500%, 3/15/21	94,000	99,001
Cisco Systems, Inc. 4.450%, 1/15/20	188,000	196,479
2.200%, 2/28/21	250,000	249,033
Citigroup, Inc. 2.650%, 10/26/20	250,000	251,392
4.500%, 1/14/22	100,000	106,391
(ICE LIBOR USD 3 Month + 0.95%), 2.876%, 7/24/23 (k)	250,000	248,531
3.875%, 10/25/23	100,000	104,297
3.750%, 6/16/24	150,000	154,669
3.300%, 4/27/25	65,000	65,511
4.400%, 6/10/25	100,000	105,438
3.200%, 10/21/26	100,000	99,056
(ICE LIBOR USD 3 Month + 1.56%), 3.887%, 1/10/28 (k)	100,000	103,158
Clorox Co. (The) 3.500%, 12/15/24	100,000	102,916
CNA Financial Corp. 5.875%, 8/15/20	56,000	60,421
Coca-Cola Co. (The) 3.150%, 11/15/20	169,000	173,436
3.200%, 11/1/23	100,000	103,427
Comcast Cable Communications Holdings, Inc.
9.455%, 11/15/22	38,000	49,325
Comcast Corp. 5.150%, 3/1/20	94,000	99,626
3.375%, 8/15/25	100,000	102,766
3.300%, 2/1/27	100,000	101,949
Commonwealth Edison Co. 3.400%, 9/1/21	150,000	154,299
2.550%, 6/15/26	100,000	97,006
Commonwealth of Massachusetts, General Obligation Bonds, Series 2010E
4.200%, 12/1/21	80,000	83,890
Conagra Brands, Inc. 3.200%, 1/25/23	54,000	54,386
Connecticut Light & Power Co. (The) 2.500%, 1/15/23	94,000	93,803
ConocoPhillips Co. 2.875%, 11/15/21	80,000	81,757
2.400%, 12/15/22	244,000	241,247
Constellation Brands, Inc. 4.750%, 12/1/25	100,000	109,520
Consumers Energy Co. 6.700%, 9/15/19	94,000	101,026
Corning, Inc. 4.250%, 8/15/20	56,000	58,358
Costco Wholesale Corp. 2.250%, 2/15/22	55,000	54,568
Crown Castle International Corp. (REIT)
4.450%, 2/15/26	100,000	105,391
CSX Corp. 3.350%, 11/1/25	100,000	101,572
CVS Health Corp. 3.875%, 7/20/25	133,000	136,898
2.875%, 6/1/26	150,000	143,510
DDR Corp. (REIT) 3.625%, 2/1/25	100,000	98,280
Deere & Co. 4.375%, 10/16/19	131,000	135,864
2.600%, 6/8/22	38,000	38,013
Dell International LLC 5.450%, 6/15/23§	100,000	108,210
6.020%, 6/15/26§	150,000	165,069
Delphi Corp. 4.150%, 3/15/24	100,000	105,900
Devon Energy Corp. 4.000%, 7/15/21	113,000	117,621
Discover Financial Services 3.950%, 11/6/24	100,000	101,937
Discovery Communications LLC 4.375%, 6/15/21	38,000	39,692
3.800%, 3/13/24	100,000	101,233
Dominion Energy Gas Holdings LLC 3.600%, 12/15/24	50,000	51,516
Dominion Energy, Inc. 2.500%, 12/1/19	300,000	300,459
Dow Chemical Co. (The) 8.550%, 5/15/19	113,000	122,359
4.250%, 11/15/20	59,000	61,594
DTE Energy Co. 2.400%, 12/1/19	150,000	150,214
Duke Energy Corp. 3.950%, 10/15/23	100,000	105,437
Duke Energy Indiana LLC 3.750%, 7/15/20	38,000	39,285
Eastman Chemical Co. 3.600%, 8/15/22	75,000	77,037
Eaton Corp. 2.750%, 11/2/22	94,000	94,057
eBay, Inc. 3.250%, 10/15/20	38,000	38,659
3.600%, 6/5/27	100,000	99,282
Ecolab, Inc. 4.350%, 12/8/21	77,000	81,826
Emerson Electric Co. 2.625%, 2/15/23	94,000	93,478
Energy Transfer LP 4.650%, 6/1/21	150,000	157,640
4.050%, 3/15/25	100,000	100,194
Entergy Corp. 5.125%, 9/15/20	113,000	120,187
2.950%, 9/1/26	150,000	145,509

See Notes to Financial Statements.

1058

EQ ADVISORS TRUST

EQ/GLOBAL BOND PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

	Principal Amount		Value (Note 1)
Enterprise Products Operating LLC
2.550%, 10/15/19		$150,000	$150,202
3.350%, 3/15/23		94,000	95,385
3.900%, 2/15/24		50,000	51,813
EOG Resources, Inc. 5.625%, 6/1/19		28,000	29,297
4.100%, 2/1/21		75,000	78,303
EQT Corp. 4.875%, 11/15/21		94,000	100,287
Essex Portfolio LP (REIT) 3.875%, 5/1/24		100,000	103,059
Expedia, Inc. 5.950%, 8/15/20		56,000	60,375
Express Scripts Holding Co. 3.900%, 2/15/22		94,000	97,323
3.400%, 3/1/27		100,000	97,781
Exxon Mobil Corp. 2.397%, 3/6/22		100,000	100,072
3.176%, 3/15/24		100,000	103,066
Federal-Mogul LLC 5.000%, 7/15/24 (m)	EUR	100,000	118,101
FedEx Corp. 2.300%, 2/1/20		$60,000	59,888
2.625%, 8/1/22		19,000	18,925
FHLB 2.750%, 12/13/24		200,000	203,367
FHLMC 2.375%, 1/13/22		1,614,000	1,625,133
Fidelity National Information Services, Inc.
3.500%, 4/15/23		75,000	76,425
5.000%, 10/15/25		100,000	110,736
Fifth Third Bancorp 2.300%, 3/1/19		75,000	75,046
2.875%, 7/27/20		150,000	151,623
FirstEnergy Corp. 3.900%, 7/15/27		150,000	154,360
Fiserv, Inc. 4.750%, 6/15/21		56,000	59,796
Florida Power & Light Co. 3.250%, 6/1/24		100,000	102,736
Flowserve Corp. 4.000%, 11/15/23		50,000	51,044
FNMA 1.750%, 6/20/19		800,000	798,603
1.000%, 8/28/19		1,500,000	1,477,299
1.250%, 8/17/21		500,000	484,756
2.125%, 4/24/26		250,000	242,038
Ford Motor Credit Co. LLC 4.389%, 1/8/26		200,000	209,452
GE Capital International Funding Co. Unlimited Co.
2.342%, 11/15/20		217,000	215,898
GE Capital UK Funding Unlimited Co.
5.125%, 5/24/23 (m)	GBP	200,000	318,611
General Dynamics Corp. 3.875%, 7/15/21		$38,000	40,050
2.250%, 11/15/22		56,000	55,210
General Electric Co. 6.000%, 8/7/19		150,000	159,373
5.300%, 2/11/21		76,000	81,761
2.700%, 10/9/22		75,000	74,848
3.100%, 1/9/23		75,000	76,071
General Mills, Inc. 5.650%, 2/15/19		94,000	97,553
2.200%, 10/21/19		100,000	99,880
General Motors Financial Co., Inc. 3.100%, 1/15/19		250,000	251,131
4.000%, 1/15/25		100,000	102,499
4.300%, 7/13/25		100,000	104,484
5.250%, 3/1/26		50,000	55,078
Georgia Power Co. 3.250%, 4/1/26		100,000	100,374
Gilead Sciences, Inc. 4.400%, 12/1/21		113,000	120,658
3.250%, 9/1/22		30,000	30,750
3.650%, 3/1/26		100,000	103,732
Goldman Sachs Group, Inc. (The) 2.625%, 1/31/19		275,000	276,139
2.550%, 10/23/19		100,000	100,120
6.000%, 6/15/20		188,000	203,253
2.750%, 9/15/20		30,000	30,166
3.625%, 1/22/23		56,000	57,635
3.850%, 7/8/24		150,000	155,549
4.250%, 10/21/25		75,000	78,335
3.750%, 2/25/26		30,000	30,771
3.500%, 11/16/26		150,000	150,286
(ICE LIBOR USD 3 Month + 1.51%), 3.691%, 6/5/28 (k)		100,000	101,220
Great Plains Energy, Inc. 4.850%, 6/1/21		38,000	40,280
Halliburton Co. 3.800%, 11/15/25		150,000	155,118
Hartford Financial Services Group, Inc. (The)
5.500%, 3/30/20		56,000	59,637
HCP, Inc. (REIT) 2.625%, 2/1/20		94,000	94,201
3.400%, 2/1/25		100,000	99,095
Hewlett Packard Enterprise Co. 4.900%, 10/15/25		200,000	210,961
Home Depot, Inc. (The) 2.000%, 6/15/19		250,000	249,765
2.625%, 6/1/22		75,000	75,537
2.125%, 9/15/26		25,000	23,428
Hospitality Properties Trust (REIT) 4.500%, 3/15/25		100,000	104,171
HP, Inc. 4.050%, 9/15/22		100,000	104,517
HSBC Finance Corp. 6.676%, 1/15/21		24,000	26,664
HSBC USA, Inc. 2.250%, 6/23/19		300,000	300,901
Illinois Tool Works, Inc. 3.500%, 3/1/24		100,000	104,604
Intel Corp. 3.300%, 10/1/21		94,000	97,263
2.700%, 12/15/22		75,000	75,537
Intercontinental Exchange, Inc. 2.750%, 12/1/20		125,000	126,481
International Business Machines Corp. 1.950%, 2/12/19 (x)		150,000	149,880
3.625%, 2/12/24		150,000	156,135

See Notes to Financial Statements.

1059

EQ ADVISORS TRUST

EQ/GLOBAL BOND PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

	Principal Amount	Value (Note 1)
International Game Technology plc 6.250%, 2/15/22 (m)	$250,000	$270,000
International Paper Co. 4.750%, 2/15/22	47,000	50,514
3.650%, 6/15/24	100,000	103,069
Jefferies Group LLC 4.850%, 1/15/27	100,000	106,384
JM Smucker Co. (The) 3.000%, 3/15/22	135,000	135,577
Johnson & Johnson 2.450%, 12/5/21	100,000	100,554
2.050%, 3/1/23	25,000	24,409
3.375%, 12/5/23	50,000	52,138
JPMorgan Chase & Co. 2.250%, 1/23/20	100,000	99,847
4.250%, 10/15/20	376,000	393,786
2.972%, 1/15/23	250,000	251,273
3.200%, 1/25/23	131,000	133,340
3.625%, 5/13/24	100,000	103,766
3.875%, 9/10/24	150,000	155,458
3.125%, 1/23/25	100,000	100,495
(ICE LIBOR USD 3 Month + 1.16%), 3.220%, 3/1/25(k)	100,000	100,794
3.300%, 4/1/26	100,000	100,661
Juniper Networks, Inc. 4.600%, 3/15/21	38,000	39,618
Kellogg Co. 4.000%, 12/15/20	94,000	98,143
KeyCorp 2.900%, 9/15/20	75,000	75,740
5.100%, 3/24/21	75,000	80,694
Kimberly-Clark Corp. 1.900%, 5/22/19	150,000	149,533
Kinder Morgan Energy Partners LP 6.850%, 2/15/20	150,000	162,964
6.500%, 4/1/20	75,000	80,905
Kinder Morgan, Inc. 3.050%, 12/1/19	250,000	252,169
KLA-Tencor Corp. 4.125%, 11/1/21	90,000	93,904
Kohl’s Corp. 4.750%, 12/15/23	50,000	53,274
Kraft Heinz Foods Co. 5.375%, 2/10/20	98,000	103,721
3.500%, 7/15/22	100,000	102,218
Kroger Co. (The) 6.150%, 1/15/20	94,000	100,855
L3 Technologies, Inc. 4.950%, 2/15/21	56,000	59,652
Laboratory Corp. of America Holdings 3.200%, 2/1/22	50,000	50,886
Lam Research Corp. 3.800%, 3/15/25	30,000	31,069
Leucadia National Corp. 5.500%, 10/18/23	50,000	53,660
LG&E & KU Energy LLC 3.750%, 11/15/20	75,000	77,473
Liberty Property LP (REIT) 4.125%, 6/15/22	56,000	58,774
Life Technologies Corp. 5.000%, 1/15/21	75,000	78,992
Lincoln National Corp. 4.850%, 6/24/21	56,000	60,059
Lockheed Martin Corp. 4.250%, 11/15/19	113,000	117,238
3.550%, 1/15/26	100,000	103,947
Lowe’s Cos., Inc. 3.375%, 9/15/25	100,000	102,564
LyondellBasell Industries NV 6.000%, 11/15/21	200,000	223,370
Macy’s Retail Holdings, Inc. 3.625%, 6/1/24	100,000	95,937
Marathon Oil Corp. 2.800%, 11/1/22	75,000	74,203
Marathon Petroleum Corp. 5.125%, 3/1/21	94,000	101,464
Marriott International, Inc. 3.125%, 10/15/21	100,000	101,331
Marsh & McLennan Cos., Inc. 3.500%, 6/3/24	100,000	102,669
McDonald’s Corp. 3.250%, 6/10/24	150,000	154,317
McKesson Corp. 2.284%, 3/15/19	150,000	150,120
Medco Health Solutions, Inc. 4.125%, 9/15/20	75,000	77,788
Medtronic, Inc. 2.500%, 3/15/20	150,000	150,792
3.150%, 3/15/22	55,000	56,267
3.500%, 3/15/25	100,000	103,970
Merck & Co., Inc. 2.350%, 2/10/22	30,000	29,983
2.750%, 2/10/25	150,000	149,105
MetLife, Inc. 4.750%, 2/8/21	100,000	106,768
Microsoft Corp. 1.625%, 12/6/18	150,000	149,704
3.000%, 10/1/20	56,000	57,240
2.375%, 2/12/22	60,000	59,891
2.650%, 11/3/22	75,000	75,481
2.125%, 11/15/22	100,000	98,246
2.000%, 8/8/23	90,000	87,254
3.300%, 2/6/27	250,000	257,881
Molson Coors Brewing Co. 3.000%, 7/15/26	100,000	97,645
Monsanto Co. 2.750%, 7/15/21	35,000	35,049
Moody’s Corp. 4.500%, 9/1/22	19,000	20,381
Morgan Stanley 2.500%, 1/24/19	150,000	150,674
2.375%, 7/23/19	150,000	150,203
5.500%, 1/26/20	150,000	159,239
2.800%, 6/16/20	95,000	95,766
5.750%, 1/25/21	188,000	204,932
2.500%, 4/21/21	100,000	99,652
3.750%, 2/25/23	56,000	58,074
4.100%, 5/22/23	100,000	104,140
4.000%, 7/23/25	100,000	104,751
3.125%, 7/27/26	100,000	98,365
3.625%, 1/20/27	100,000	101,989

See Notes to Financial Statements.

1060

EQ ADVISORS TRUST

EQ/GLOBAL BOND PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

	Principal Amount	Value (Note 1)
(ICE LIBOR USD 3 Month + 1.34%), 3.591%, 7/22/28 (k)	$100,000	$100,868
Mosaic Co. (The) 4.250%, 11/15/23 (x)	100,000	103,269
Motorola Solutions, Inc. 3.750%, 5/15/22	56,000	57,089
MPLX LP 4.500%, 7/15/23	50,000	52,594
4.875%, 6/1/25	50,000	53,673
MUFG Americas Holdings Corp. 3.000%, 2/10/25	150,000	149,734
Mylan NV 3.950%, 6/15/26	100,000	100,839
Nasdaq, Inc. 5.550%, 1/15/20	75,000	79,748
National Oilwell Varco, Inc. 2.600%, 12/1/22	113,000	110,159
National Retail Properties, Inc. (REIT)
3.900%, 6/15/24	100,000	102,110
National Rural Utilities Cooperative Finance Corp.
2.150%, 2/1/19	200,000	200,250
NBCUniversal Media LLC 4.375%, 4/1/21	150,000	159,187
NetApp, Inc. 3.375%, 6/15/21	100,000	101,802
Newell Brands, Inc. 3.850%, 4/1/23	55,000	56,873
4.200%, 4/1/26	100,000	104,460
Newmont Mining Corp. 3.500%, 3/15/22	94,000	95,869
NextEra Energy Capital Holdings, Inc. 2.700%, 9/15/19	150,000	150,974
Noble Energy, Inc. 4.150%, 12/15/21	94,000	98,494
Norfolk Southern Corp. 5.900%, 6/15/19	103,000	108,225
Northrop Grumman Corp. 3.500%, 3/15/21	19,000	19,593
Occidental Petroleum Corp. 2.700%, 2/15/23	94,000	94,394
Omega Healthcare Investors, Inc. (REIT)
4.375%, 8/1/23	100,000	101,300
Omnicom Group, Inc. 4.450%, 8/15/20	38,000	39,851
3.625%, 5/1/22	19,000	19,628
ONEOK Partners LP 8.625%, 3/1/19	94,000	100,284
Oracle Corp. 2.500%, 5/15/22	100,000	99,988
2.500%, 10/15/22	75,000	74,761
2.400%, 9/15/23	100,000	98,449
2.650%, 7/15/26	100,000	97,346
Pacific Gas & Electric Co. 3.500%, 10/1/20	56,000	57,421
2.950%, 3/1/26	100,000	97,400
Parker-Hannifin Corp. 3.300%, 11/21/24	100,000	102,811
PepsiCo, Inc. 1.850%, 4/30/20	100,000	99,204
3.000%, 10/15/27	250,000	248,815
Pfizer, Inc. 2.100%, 5/15/19	100,000	100,038
2.200%, 12/15/21	100,000	99,240
3.000%, 12/15/26	150,000	150,953
Philip Morris International, Inc. 3.600%, 11/15/23	50,000	51,724
Plains All American Pipeline LP 3.850%, 10/15/23	100,000	99,250
PNC Bank NA 2.625%, 2/17/22	250,000	250,216
PNC Financial Services Group, Inc. (The)
3.900%, 4/29/24	150,000	157,533
PPL Capital Funding, Inc. 4.200%, 6/15/22	47,000	49,921
Precision Castparts Corp. 2.500%, 1/15/23	38,000	37,725
Progress Energy, Inc. 4.400%, 1/15/21	94,000	98,494
Progressive Corp. (The) 3.750%, 8/23/21	56,000	58,370
Prudential Financial, Inc. 2.350%, 8/15/19	150,000	150,043
(ICE LIBOR USD 3 Month + 4.18%), 5.875%, 9/15/42 (k)	100,000	109,500
Puget Energy, Inc. 3.650%, 5/15/25	50,000	51,214
QUALCOMM, Inc. 3.450%, 5/20/25	100,000	99,869
Raytheon Co. 3.125%, 10/15/20	94,000	96,164
Realty Income Corp. (REIT) 3.250%, 10/15/22	56,000	56,915
Reinsurance Group of America, Inc. 4.700%, 9/15/23	50,000	53,865
Republic Services, Inc. 5.250%, 11/15/21	94,000	102,196
Roper Technologies, Inc. 3.125%, 11/15/22	75,000	75,720
Ryder System, Inc. 2.500%, 5/11/20	45,000	44,963
S&P Global, Inc. 3.300%, 8/14/20	35,000	35,620
Sabine Pass Liquefaction LLC 5.875%, 6/30/26	150,000	167,625
San Diego Gas & Electric Co. 3.600%, 9/1/23	100,000	104,192
Santander Holdings USA, Inc. 2.650%, 4/17/20	120,000	119,783
Scripps Networks Interactive, Inc. 3.900%, 11/15/24	100,000	101,593
Seagate HDD Cayman 4.750%, 6/1/23	25,000	25,259
4.750%, 1/1/25 (x)	50,000	49,290
Sempra Energy 2.400%, 3/15/20	200,000	200,006
Senior Housing Properties Trust (REIT)
3.250%, 5/1/19	100,000	100,541
Sherwin-Williams Co. (The) 2.750%, 6/1/22	250,000	248,686

See Notes to Financial Statements.

1061

EQ ADVISORS TRUST

EQ/GLOBAL BOND PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

	Principal Amount	Value (Note 1)
Shire Acquisitions Investments Ireland DAC
3.200%, 9/23/26	$225,000	$219,339
Simon Property Group LP (REIT) 2.200%, 2/1/19	100,000	100,010
3.300%, 1/15/26	100,000	100,401
Southern California Edison Co. 3.875%, 6/1/21	19,000	19,903
Southern Co. (The) 2.150%, 9/1/19	100,000	99,902
2.750%, 6/15/20	100,000	100,610
Southwestern Electric Power Co. 6.450%, 1/15/19	56,000	58,310
Stanley Black & Decker, Inc. 2.900%, 11/1/22	56,000	56,490
Starbucks Corp. 3.850%, 10/1/23	50,000	53,124
State of California 5.700%, 11/1/21	100,000	111,504
State of Illinois, General Obligation Bonds, Series 2011 5.877%, 3/1/19	90,000	92,804
State Street Corp. 3.300%, 12/16/24	65,000	67,173
Stryker Corp. 3.500%, 3/15/26	100,000	103,174
Synchrony Financial 2.700%, 2/3/20	25,000	25,061
3.750%, 8/15/21	50,000	51,296
4.500%, 7/23/25	100,000	104,860
Sysco Corp. 2.600%, 10/1/20	30,000	30,133
3.750%, 10/1/25	100,000	104,158
TD Ameritrade Holding Corp. 2.950%, 4/1/22	100,000	101,261
Texas Instruments, Inc. 1.750%, 5/1/20	100,000	98,955
Textron, Inc. 4.300%, 3/1/24	100,000	105,869
Thermo Fisher Scientific, Inc. 3.600%, 8/15/21	160,000	164,444
Time Warner Cable LLC 8.250%, 4/1/19	200,000	213,740
Time Warner, Inc. 3.550%, 6/1/24	150,000	151,721
Toyota Motor Credit Corp. 2.150%, 3/12/20	135,000	134,806
3.300%, 1/12/22	94,000	96,789
Transcontinental Gas Pipe Line Co. LLC
7.850%, 2/1/26	50,000	63,861
Tyson Foods, Inc. 4.500%, 6/15/22	75,000	80,260
U.S. Treasury Bonds 8.500%, 2/15/20	113,000	128,573
8.125%, 5/15/21	500,000	598,203
7.125%, 2/15/23	188,000	232,415
7.500%, 11/15/24	500,000	664,023
6.000%, 2/15/26	990,000	1,254,748
6.500%, 11/15/26	150,000	199,207
6.375%, 8/15/27	300,000	402,504
U.S. Treasury Notes 1.375%, 2/28/19	1,938,000	1,927,326
1.500%, 2/28/19	300,000	298,787
1.000%, 3/15/19	1,200,000	1,187,953
1.625%, 3/31/19	400,000	398,828
1.250%, 4/30/19	1,000,000	992,051
3.125%, 5/15/19	500,000	508,467
1.125%, 5/31/19	500,000	494,980
1.500%, 5/31/19	500,000	497,480
1.250%, 6/30/19	900,000	892,002
1.625%, 6/30/19	1,500,000	1,494,814
0.750%, 7/15/19	800,000	786,531
1.375%, 7/31/19	1,500,000	1,488,662
1.625%, 7/31/19	600,000	597,785
3.625%, 8/15/19	843,000	866,364
1.250%, 8/31/19	990,000	979,907
1.500%, 10/31/19	1,100,000	1,092,502
3.375%, 11/15/19	1,069,000	1,098,398
1.500%, 11/30/19	2,600,000	2,580,957
1.625%, 12/31/19	1,000,000	994,766
3.625%, 2/15/20	1,011,000	1,047,135
1.250%, 2/29/20	500,000	493,184
1.375%, 2/29/20	200,000	197,758
1.375%, 3/31/20	500,000	494,121
1.500%, 5/15/20	650,000	643,729
3.500%, 5/15/20	1,251,000	1,296,398
1.375%, 5/31/20	289,000	285,308
1.625%, 6/30/20	900,000	893,320
2.625%, 8/15/20	376,000	382,521
1.375%, 8/31/20	400,000	394,156
1.375%, 9/30/20	1,500,000	1,477,148
2.000%, 9/30/20	550,000	550,730
1.375%, 10/31/20	200,000	196,766
1.750%, 10/31/20	1,000,000	994,297
2.625%, 11/15/20	1,274,000	1,296,793
1.625%, 11/30/20	1,300,000	1,287,000
2.000%, 11/30/20	300,000	300,281
1.750%, 12/31/20	1,700,000	1,688,379
2.375%, 12/31/20	350,000	353,924
1.375%, 1/31/21	450,000	441,439
2.125%, 1/31/21	1,000,000	1,003,398
2.000%, 2/28/21	400,000	399,750
3.125%, 5/15/21	1,946,000	2,013,806
1.375%, 5/31/21	500,000	488,750
1.125%, 6/30/21	1,000,000	968,477
2.125%, 6/30/21	3,700,000	3,707,226
2.250%, 7/31/21	1,677,600	1,687,495
2.125%, 8/15/21	688,000	688,914
2.125%, 9/30/21	500,000	500,312
1.250%, 10/31/21	1,500,000	1,453,242
2.000%, 11/15/21	1,722,000	1,716,821
1.750%, 11/30/21	800,000	788,875
1.875%, 11/30/21	1,700,000	1,686,188
2.000%, 12/31/21	1,300,000	1,293,602
1.500%, 1/31/22	200,000	195,063
1.750%, 2/28/22	688,000	677,465
1.875%, 2/28/22	800,000	791,312
1.750%, 3/31/22	1,400,000	1,377,031
1.750%, 4/30/22	700,000	687,887
1.875%, 4/30/22	400,000	395,219
1.750%, 5/15/22	364,000	358,085
1.750%, 5/31/22	1,000,000	982,539
1.750%, 6/30/22	400,000	392,812
2.125%, 6/30/22	900,000	898,277
1.875%, 7/31/22	1,400,000	1,381,078

See Notes to Financial Statements.

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PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

	Principal Amount	Value (Note 1)
2.000%, 7/31/22	$400,000	$396,969
1.625%, 8/15/22	1,003,000	979,571
1.625%, 8/31/22	900,000	877,816
1.875%, 8/31/22	1,000,000	985,938
1.750%, 9/30/22	1,750,000	1,714,863
1.875%, 10/31/22	700,000	689,855
1.625%, 11/15/22	376,000	366,350
2.000%, 11/30/22	2,000,000	1,982,031
2.125%, 12/31/22	350,000	348,537
1.750%, 1/31/23	900,000	879,785
1.500%, 3/31/23	500,000	481,992
1.750%, 5/15/23	500,000	487,754
1.375%, 6/30/23	500,000	477,676
2.500%, 8/15/23	350,000	354,799
1.375%, 8/31/23	300,000	285,996
1.375%, 9/30/23	400,000	381,016
2.750%, 11/15/23	1,350,000	1,386,703
2.750%, 2/15/24	2,450,000	2,514,312
2.125%, 3/31/24	300,000	296,930
2.500%, 5/15/24	1,800,000	1,820,180
2.000%, 6/30/24	300,000	294,258
2.375%, 8/15/24	1,000,000	1,003,242
2.250%, 11/15/24	710,000	706,395
2.000%, 2/15/25	1,500,000	1,466,309
2.000%, 8/15/25	1,250,000	1,218,457
2.250%, 11/15/25	2,000,000	1,982,344
1.625%, 2/15/26	1,400,000	1,322,125
1.625%, 5/15/26	130,000	122,454
1.500%, 8/15/26	1,600,000	1,488,563
2.000%, 11/15/26	550,000	532,361
2.250%, 2/15/27	1,750,000	1,727,168
2.375%, 5/15/27	1,200,000	1,196,625
2.250%, 8/15/27	1,200,000	1,183,219
2.250%, 11/15/27	1,050,000	1,035,316
United Parcel Service, Inc. 3.125%, 1/15/21	75,000	76,967
United Technologies Corp. 3.100%, 6/1/22	56,000	57,016
UnitedHealth Group, Inc. 2.300%, 12/15/19	150,000	150,169
2.875%, 12/15/21	45,000	45,358
3.750%, 7/15/25	100,000	105,547
US Bancorp 2.200%, 4/25/19	150,000	150,451
3.600%, 9/11/24	150,000	155,741
Valero Energy Corp. 6.125%, 2/1/20	56,000	60,187
Ventas Realty LP (REIT) 4.250%, 3/1/22	38,000	39,914
3.750%, 5/1/24	150,000	154,303
Verizon Communications, Inc. 2.946%, 3/15/22	102,000	102,662
3.376%, 2/15/25§	398,000	399,241
Viacom, Inc. 2.750%, 12/15/19	62,000	61,846
3.875%, 12/15/21	75,000	76,466
Virginia Electric & Power Co. 2.950%, 11/15/26	100,000	99,374
Visa, Inc. 2.200%, 12/14/20	200,000	199,678
2.800%, 12/14/22	175,000	177,066
Voya Financial, Inc. 3.650%, 6/15/26	100,000	100,704
Walgreen Co. 3.100%, 9/15/22	19,000	19,067
Walgreens Boots Alliance, Inc. 3.300%, 11/18/21	100,000	101,449
3.450%, 6/1/26	150,000	148,337
Wal-Mart Stores, Inc. 3.625%, 7/8/20	113,000	117,142
3.250%, 10/25/20	113,000	116,269
Walt Disney Co. (The) 2.300%, 2/12/21	80,000	79,936
3.750%, 6/1/21	19,000	19,859
3.000%, 2/13/26	100,000	100,527
Wells Fargo & Co. 2.150%, 1/15/19	150,000	150,138
2.600%, 7/22/20	70,000	70,365
3.500%, 3/8/22	56,000	57,588
3.450%, 2/13/23	94,000	95,803
3.300%, 9/9/24	100,000	101,108
3.550%, 9/29/25	100,000	102,315
3.000%, 4/22/26	150,000	147,275
4.300%, 7/22/27	100,000	106,145
(ICE LIBOR USD 3 Month + 1.31%), 3.584%, 5/22/28 (k)	100,000	101,829
Wells Fargo Bank NA 1.750%, 5/24/19	250,000	248,775
Welltower, Inc. (REIT) 4.250%, 4/1/26	100,000	104,960
Williams Partners LP 4.125%, 11/15/20	150,000	156,538
4.000%, 9/15/25	100,000	102,608
Wisconsin Electric Power Co. 2.950%, 9/15/21	75,000	75,882
Wyndham Worldwide Corp. 4.250%, 3/1/22	56,000	57,016
Xcel Energy, Inc. 4.700%, 5/15/20	94,000	97,401
Xerox Corp. 2.750%, 9/1/20	50,000	49,591
4.070%, 3/17/22	24,000	24,255
Zimmer Biomet Holdings, Inc. 2.700%, 4/1/20	100,000	99,889
3.150%, 4/1/22	100,000	99,813
Zoetis, Inc. 3.250%, 2/1/23	85,000	86,355

Total United States		152,056,449

Uruguay (0.1%)
Republic of Uruguay 4.500%, 8/14/24 (x)	150,000	162,938

Total Long Term Debt Securities (98.6%) (Cost $289,586,556)		291,217,757

See Notes to Financial Statements.

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PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

	Principal Amount	Value (Note 1)
SHORT-TERM INVESTMENTS:
Repurchase Agreements (0.5%)
Bank of Nova Scotia (The), 1.39%, dated 12/29/17, due 1/2/18, repurchase price $100,015, collateralized by various U.S. Government Treasury Securities, ranging from 0.000%-3.750%, maturing 1/11/18-2/15/47; total market value $102,084. (xx)	$100,000	$100,000
Bank of Nova Scotia (The), 1.39%, dated 12/29/17, due 1/2/18, repurchase price $95,256, collateralized by various U.S. Government Treasury Securities, ranging from 0.000%-3.750%, maturing 1/11/18-2/15/47; total market value $97,226. (xx)	95,241	95,241
Bank of Nova Scotia (The), 1.39%, dated 12/29/17, due 1/2/18, repurchase price $95,506, collateralized by various U.S. Government Treasury Securities, ranging from 0.000%-3.750%, maturing 1/11/18-2/15/47; total market value $97,481. (xx)	95,491	95,491
Citigroup Global Markets Ltd., 1.40%, dated 12/29/17, due 1/2/18, repurchase price $100,016, collateralized by various Foreign Government Agency Securities, ranging from 1.625%-2.500%, maturing 3/16/21-7/29/25, U.S. Government Treasury Securities, ranging from 0.875%-7.250%, maturing from 8/15/20-2/15/47; total market value $102,000. (xx)	100,000	100,000
Citigroup Global Markets, Inc., 1.60%, dated 12/29/17, due 1/2/18, repurchase price $150,027, collateralized by various Common Stocks; total market value $165,000. (xx)	150,000	150,000
Deutsche Bank AG, 1.81%, dated 12/29/17, due 1/2/18, repurchase price $100,020, collateralized by various Common Stocks, U.S. Government Treasury Securities, ranging from 1.875%-2.250%, maturing 4/30/22-8/15/46; total market value $111,222. (xx)	100,000	100,000
Deutsche Bank AG, 1.81%, dated 12/29/17, due 1/2/18, repurchase price $83,894, collateralized by various Common Stocks, U.S. Government Treasury Securities, ranging from 1.875%-2.250%, maturing 4/30/22-8/15/46; total market value $93,290. (xx)	83,877	83,877
Deutsche Bank AG, 1.81%, dated 12/29/17, due 1/2/18, repurchase price $11,631, collateralized by various Common Stocks, U.S. Government Treasury Securities, ranging from 1.875%-2.250%, maturing 4/30/22-8/15/46; total market value $12,934. (xx)	11,629	11,629
Deutsche Bank AG, 1.55%, dated 12/29/17, due 1/2/18, repurchase price $100,017, collateralized by various Corporate Bonds, ranging from 1.750%-1.875%, maturing 9/5/19-4/14/22, Foreign Government Agency Securities, ranging from 1.875%-2.000%, maturing 3/15/19-5/2/25; total market value $102,000. (xx)	100,000	100,000
Deutsche Bank AG, 1.81%, dated 12/29/17, due 1/2/18, repurchase price $100,020, collateralized by various Common Stocks, U.S. Government Treasury Securities, ranging from 1.875%-2.250%, maturing 4/30/22-8/15/46; total market value $111,222. (xx)	100,000	100,000
NBC Global Finance Ltd., 1.59%, dated 12/29/17, due 1/2/18, repurchase price $100,018, collateralized by various Common Stocks; total market value $111,243. (xx)	100,000	100,000
NBC Global Finance Ltd., 1.59%, dated 12/29/17, due 1/2/18, repurchase price $100,018, collateralized by various Common Stocks; total market value $111,243. (xx)	100,000	100,000
NBC Global Finance Ltd., 1.59%, dated 12/29/17, due 1/2/18, repurchase price $100,018, collateralized by various Common Stocks; total market value $111,243. (xx)	100,000	100,000
RBS Securities, Inc., 1.37%, dated 12/29/17, due 1/2/18, repurchase price $209,616, collateralized by various U.S. Government Treasury Securities, ranging from 1.750%-1.875%, maturing 2/28/22-9/30/22; total market value $213,777. (xx)	209,585	209,585

Total Repurchase Agreements		1,445,823

Total Short-Term Investments (0.5%) (Cost $1,445,823)		1,445,823

Total Investments in Securities (99.1%) (Cost $291,032,379)		292,663,580
Other Assets Less Liabilities (0.9%)		2,546,248

Net Assets (100%)		$295,209,828

See Notes to Financial Statements.

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PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

§	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold to qualified institutional buyers. At December 31, 2017, the market value of these securities amounted to $6,953,280 or 2.4% of net assets. Securities denoted with “§” but without “b” have been determined to be liquid under the guidelines established by the Board of Trustees. To the extent any securities might provide a right to demand registration, such rights have not been relied upon when determining liquidity.
(b)	Rule 144A Illiquid Security. At December 31, 2017, the market value of these securities amounted to $109,477 or 0.0% of net assets.
(k)	Variable or floating rate security, linked to the referenced benchmark. The interest rate shown was the current rate as of December 31, 2017.
(m)	Regulation S is an exemption for securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. Resale restrictions may apply for purposes of the Securities Act of 1933. At December 31, 2017, the market value of these securities amounted to $36,138,931 or 12.2% of net assets.
(x)	All or a portion of security is on loan at December 31, 2017.
(xx)	At December 31, 2017, the Portfolio had loaned securities with a total value of $1,415,697. This was secured by cash collateral of $1,445,823 which was subsequently invested in joint repurchase agreements with a total value of $1,445,823, as detailed in the Notes to the Financial Statements, for which the Portfolio has a proportionate interest as reported in the Portfolio of Investments as Repurchase Agreements.

Glossary:

AUD	— Australian Dollar
BRL	— Brazilian Real
CAD	— Canadian Dollar
COP	— Colombia Peso
DKK	— Denmark Krone
EUR	— European Currency Unit
FHLB	— Federal Home Loan Bank
FHLMC	— Federal Home Loan Mortgage Corp.
FNMA	— Federal National Mortgage Association
GBP	— British Pound
HUF	— Hungary Forint
ICE	— Intercontinental Exchange
INR	— Indian Rupee
JPY	— Japanese Yen
KRW	— Korean Won
LIBOR	— London Interbank Offered Rate
MXN	— Mexican Peso
MYR	— Malaysian Ringgit
NOK	— Norwegian Krone
NZD	— New Zealand Dollar
PEN	— Peru Nuevo Sol
PLN	— Polish Zloty
REIT	— Real Estate Investment Trust
RON	— Romanian Leu
SGD	— Singapore Dollar
THB	— Thailand Baht
USD	— United States Dollar
ZAR	— South African Rand

Sector Weightings as of December 31, 2017	Market Value	% of Net Assets
U.S. Treasury Obligations	$96,894,153	32.8%
Foreign Government Securities	93,110,589	31.5
Financials	32,711,517	11.1
Supranational	14,777,699	5.0
Energy	7,678,330	2.6
Consumer Staples	7,008,051	2.4
Health Care	6,817,695	2.3
Consumer Discretionary	6,573,564	2.2
Information Technology	5,844,838	2.0
U.S. Government Agency Securities	4,831,196	1.6
Industrials	3,881,342	1.3
Utilities	3,665,253	1.3
Telecommunication Services	2,705,691	0.9
Materials	2,265,628	0.8
Real Estate	2,164,013	0.7
Repurchase Agreements	1,445,823	0.5
Municipal Bonds	288,198	0.1
Cash and Other	2,546,248	0.9

		100.0%

See Notes to Financial Statements.

1065

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EQ/GLOBAL BOND PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

Forward foreign currency contracts outstanding as of December 31, 2017 (Note 1):

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation) ($)
SGD	5,350,000	USD	3,931,081	JPMorgan Chase Bank	1/16/2018	69,972
EUR	5,400,000	USD	6,406,711	JPMorgan Chase Bank	1/24/2018	81,002
JPY	1,530,000,000	USD	13,549,248	JPMorgan Chase Bank	2/15/2018	58,218
HUF	840,000,000	USD	3,161,220	JPMorgan Chase Bank	2/22/2018	90,594
PLN	700,000	USD	196,066	JPMorgan Chase Bank	2/22/2018	5,040
EUR	10,228,910	USD	12,081,896	JPMorgan Chase Bank	2/26/2018	230,407
USD	3,479,714	BRL	11,450,000	State Street Bank & Trust**	2/26/2018	48,813
GBP	4,050,000	USD	5,430,609	JPMorgan Chase Bank	3/13/2018	49,916
EUR	7,400,000	USD	8,803,314	JPMorgan Chase Bank	3/19/2018	115,813
EUR	4,427,852	MXN	104,500,000	State Street Bank & Trust	3/28/2018	104,905

Total unrealized appreciation						854,680

USD	2,272,281	INR	149,950,000	State Street Bank & Trust**	1/8/2018	(75,576)
USD	6,206,866	SGD	8,400,000	JPMorgan Chase Bank	1/16/2018	(75,160)
USD	2,301,983	PEN	7,475,000	State Street Bank & Trust**	1/29/2018	(561)
USD	3,456,534	ZAR	49,000,000	JPMorgan Chase Bank	2/6/2018	(481,931)
USD	5,891,177	NZD	8,560,000	JPMorgan Chase Bank	2/14/2018	(171,922)
USD	1,231,277	THB	40,700,000	JPMorgan Chase Bank	2/16/2018	(19,100)
JPY	1,377,500,000	USD	12,335,287	JPMorgan Chase Bank	2/20/2018	(81,347)
USD	7,112,011	AUD	9,425,000	JPMorgan Chase Bank	2/21/2018	(241,419)
USD	3,185,942	HUF	840,000,000	JPMorgan Chase Bank	2/22/2018	(65,873)
USD	6,075,112	PLN	21,800,000	JPMorgan Chase Bank	2/22/2018	(187,906)
USD	500,000	EUR	415,839	JPMorgan Chase Bank	2/26/2018	(536)

Total unrealized depreciation						(1,401,331)

Net unrealized depreciation						(546,651)

**	Non-deliverable forward.

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2017:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

See Notes to Financial Statements.

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EQ/GLOBAL BOND PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments) (a)	Total
Assets:
Corporate Bonds
Consumer Discretionary	$—	$6,573,564	$—	$6,573,564
Consumer Staples	—	7,008,051	—	7,008,051
Energy	—	7,678,330	—	7,678,330
Financials	—	32,711,517	—	32,711,517
Health Care	—	6,817,695	—	6,817,695
Industrials	—	3,881,342	—	3,881,342
Information Technology	—	5,844,838	—	5,844,838
Materials	—	2,265,628	—	2,265,628
Real Estate	—	2,164,013	—	2,164,013
Telecommunication Services	—	2,705,691	—	2,705,691
Utilities	—	3,665,253	—	3,665,253
Foreign Government Securities	—	93,110,589	—	93,110,589
Forward Currency Contracts	—	854,680	—	854,680
Municipal Bonds	—	288,198	—	288,198
Short-Term Investments
Repurchase Agreements	—	1,445,823	—	1,445,823
Supranational	—	14,777,699	—	14,777,699
U.S. Government Agency Securities	—	4,831,196	—	4,831,196
U.S. Treasury Obligations	—	96,894,153	—	96,894,153

Total Assets	$—	$293,518,260	$—	$293,518,260

Liabilities:
Forward Currency Contracts	$—	$(1,401,331)	$—	$(1,401,331)

Total Liabilities	$—	$(1,401,331)	$—	$(1,401,331)

Total	$—	$292,116,929	$—	$292,116,929

There were no transfers between Levels 1, 2 and 3 during the year ended December 31, 2017.

Fair Values of Derivative Instruments as of December 31, 2017:

	Statement of Assets and Liabilities
Derivatives Not Accounted for as Hedging Instrument^	Asset Derivatives	Fair Value
Foreign exchange contracts	Receivables	$854,680

	Liability Derivatives
Foreign exchange contracts	Payables	$(1,401,331)

See Notes to Financial Statements.

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EQ/GLOBAL BOND PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2017:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instrument^	Forward Foreign Currency Contracts
Foreign exchange contracts	$(4,455,915)

Amount of Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instrument^	Forward Foreign Currency Contracts
Foreign exchange contracts	$3,463,905

^ This Portfolio held forward foreign currency contracts as a substitute for investing in conventional securities, hedging and in an attempt to enhance returns.

The Portfolio held forward foreign currency contracts with an average settlement value of approximately $ 129,052,000 during the year ended December 31, 2017.

The following table presents the Portfolio’s gross derivative assets and liabilities by counterparty net of amounts available for offset under netting arrangements and any related collateral received or pledged by the Portfolio as of December 31, 2017:

Counterparty	Gross Amount of Derivative Assets Presented in the Statement of Assets and Liabilities (a)	Derivatives Available for Offset	Collateral Received	Net Amount Due from Counterparty
JPMorgan Chase Bank	$700,962	$(700,962)	$—	$—
State Street Bank & Trust	153,718	(76,137)	—	77,581

Total	$854,680	$(777,099)	$—	$77,581

Counterparty	Gross Amount of Derivative Liabilities Presented in the Statement of Assets and Liabilities (a)	Derivatives Available for Offset	Collateral Pledged	Net Amount Due to Counterparty
JPMorgan Chase Bank	$1,325,194	$(700,962)	$—	$624,232
State Street Bank & Trust	76,137	(76,137)	—	—

Total	$1,401,331	$(777,099)	$—	$624,232

(a)	For financial reporting purposes the Portfolio does not offset derivative assets and derivative liabilities subject to master netting arrangements in the Statement of Assets and Liabilities.

See Notes to Financial Statements.

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EQ/GLOBAL BOND PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

Investment security transactions for the year ended December 31, 2017 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$103,798,251
Long-term U.S. government debt securities	25,041,869

$128,840,120

Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$113,842,859
Long-term U.S. government debt securities	31,264,273

$145,107,132

As of December 31, 2017, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments in securities and derivative instruments, if applicable, for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$6,472,618
Aggregate gross unrealized depreciation	(4,884,424)

Net unrealized appreciation	$1,588,194

Federal income tax cost of investments in securities and derivative instruments, if applicable	$290,528,735

See Notes to Financial Statements.

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STATEMENT OF ASSETS AND LIABILITIES

December 31, 2017

ASSETS
Investments in Securities, at value (x):
Unaffiliated Issuers (Cost $289,586,556)	$291,217,757
Repurchase Agreements (Cost $1,445,823)	1,445,823
Cash	2,892,114
Foreign cash (Cost $161,594)	166,327
Dividends, interest and other receivables	2,443,149
Receivable for securities sold	1,491,794
Unrealized appreciation on forward foreign currency contracts	854,680
Receivable from Separate Accounts for Portfolio shares sold	71,139
Securities lending income receivable	1,440
Other assets	1,342

Total assets	300,585,565

LIABILITIES
Payable for securities purchased	2,078,031
Payable for return of collateral on securities loaned	1,445,823
Unrealized depreciation on forward foreign currency contracts	1,401,331
Payable to Seperate Accounts for Portfolio shares redeemed	135,803
Investment management fees payable	125,608
Administrative fees payable	30,491
Distribution fees payable – Class IB	15,214
Distribution fees payable – Class IA	2,915
Accrued expenses	140,521

Total liabilities	5,375,737

NET ASSETS	$295,209,828

Net assets were comprised of:
Paid in capital	$296,705,594
Accumulated undistributed net investment income (loss)	(2,495,340)
Accumulated undistributed net realized gain (loss)	(109,760)
Net unrealized appreciation (depreciation)	1,109,334

Net assets	$295,209,828

Class IA
Net asset value, offering and redemption price per share, $13,052,949 / 1,430,720 shares outstanding (unlimited amount authorized: $0.01 par value)	$9.12

Class IB
Net asset value, offering and redemption price per share, $71,849,564 / 7,891,884 shares outstanding (unlimited amount authorized: $0.01 par value)	$9.10

Class K
Net asset value, offering and redemption price per share, $210,307,315 / 22,877,572 shares outstanding (unlimited amount authorized: $0.01 par value)	$9.19

(x)	Includes value of securities on loan of $1,415,697.

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2017

INVESTMENT INCOME
Interest (net of $21,634 foreign withholding tax)	$8,030,718
Dividends	5,935
Securities lending (net)	11,435

Total income	8,048,088

EXPENSES
Investment management fees	1,669,610
Administrative fees	374,096
Distribution fees – Class IB	180,391
Custodian fees	112,000
Professional fees	67,791
Distribution fees – Class IA	36,505
Printing and mailing expenses	25,543
Trustees’ fees	7,286
Miscellaneous	32,766

Gross expenses	2,505,988
Less: Waiver from investment manager	(163,833)

Net expenses	2,342,155

NET INVESTMENT INCOME (LOSS)	5,705,933

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Investments in securities	(1,262,322)
Forward foreign currency contracts	(4,455,915)
Foreign currency transactions	177,779

Net realized gain (loss)	(5,540,458)

Change in unrealized appreciation (depreciation) on:
Investments in securities	10,784,819
Forward foreign currency contracts	3,463,905
Foreign currency translations	56,798

Net change in unrealized appreciation (depreciation)	14,305,522

NET REALIZED AND UNREALIZED GAIN (LOSS)	8,765,064

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$14,470,997

See Notes to Financial Statements.

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STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2017	2016
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$5,705,933	$5,509,724
Net realized gain (loss)	(5,540,458)	3,238,377
Net change in unrealized appreciation (depreciation)	14,305,522	(5,466,194)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	14,470,997	3,281,907

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income
Class IA	(6,096)	(297,202)
Class IB	(30,889)	(1,389,672)
Class K	(91,183)	(4,864,968)

	(128,168)	(6,551,842)

Distributions from net realized capital gains
Class IA	—	(29,379)
Class IB	—	(137,686)
Class K	—	(423,469)

	—	(590,534)

TOTAL DIVIDENDS AND DISTRIBUTIONS	(128,168)	(7,142,376)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 262,707 and 340,503 shares, respectively ]	2,363,117	3,162,210
Capital shares issued in reinvestment of dividends and distributions [ 656 and 37,717 shares, respectively ]	6,096	326,581
Capital shares repurchased [ (565,605) and (415,206) shares, respectively ]	(5,096,149)	(3,825,900)

Total Class IA transactions	(2,726,936)	(337,109)

Class IB
Capital shares sold [ 825,653 and 742,923 shares, respectively ]	7,393,982	6,850,516
Capital shares issued in reinvestment of dividends and distributions [ 3,329 and 176,766 shares, respectively ]	30,889	1,527,358
Capital shares repurchased [ (1,100,704) and (1,409,631) shares, respectively ]	(9,881,822)	(12,967,897)

Total Class IB transactions	(2,456,951)	(4,590,023)

Class K
Capital shares sold [ 1,242,419 and 1,527,896 shares, respectively ]	11,214,519	14,235,578
Capital shares issued in reinvestment of dividends and distributions [ 9,741 and 607,737 shares, respectively ]	91,183	5,288,437
Capital shares repurchased [ (3,526,586) and (3,035,534) shares, respectively ]	(31,889,961)	(28,059,018)

Total Class K transactions	(20,584,259)	(8,535,003)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	(25,768,146)	(13,462,135)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(11,425,317)	(17,322,604)
NET ASSETS:
Beginning of year	306,635,145	323,957,749

End of year (a)	$295,209,828	$306,635,145

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$(2,495,340)	$(2,622,825)

See Notes to Financial Statements.

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FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class IA	2017	2016	2015	2014	2013
Net asset value, beginning of year	$8.72	$8.85	$9.22	$9.33	$9.88

Income (loss) from investment operations:
Net investment income (loss) (e)	0.15	0.14	0.15	0.17	0.18
Net realized and unrealized gain (loss)	0.25	(0.08)	(0.51)	(0.10)	(0.43)

Total from investment operations	0.40	0.06	(0.36)	0.07	(0.25)

Less distributions:
Dividends from net investment income	— #	(0.17)	— #	(0.06)	— #
Distributions from net realized gains	—	(0.02)	(0.01)	(0.12)	(0.30)

Total dividends and distributions	— #	(0.19)	(0.01)	(0.18)	(0.30)

Net asset value, end of year	$9.12	$8.72	$8.85	$9.22	$9.33

Total return	4.63%	0.71%	(3.84)%	0.83%	(2.54)%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$13,053	$15,114	$15,670	$19,249	$18,909
Ratio of expenses to average net assets:
After waivers (f)	0.95%	0.98%	1.00%	1.00%	1.00%
Before waivers (f)	1.00%	1.00%	1.00%	1.00%	1.02%
Ratio of net investment income (loss) to average net assets:
After waivers (f)	1.70%	1.51%	1.63%	1.84%	1.86%
Before waivers (f)	1.64%	1.49%	1.63%	1.84%	1.84%
Portfolio turnover rate^	44%	44%	71%	71%	44%

	Year Ended December 31,
Class IB	2017	2016	2015	2014	2013
Net asset value, beginning of year	$8.70	$8.83	$9.20	$9.31	$9.85

Income (loss) from investment operations:
Net investment income (loss) (e)	0.15	0.14	0.15	0.17	0.18
Net realized and unrealized gain (loss)	0.25	(0.08)	(0.51)	(0.10)	(0.42)

Total from investment operations	0.40	0.06	(0.36)	0.07	(0.24)

Less distributions:
Dividends from net investment income	— #	(0.17)	— #	(0.06)	— #
Distributions from net realized gains	—	(0.02)	(0.01)	(0.12)	(0.30)

Total dividends and distributions	— #	(0.19)	(0.01)	(0.18)	(0.30)

Net asset value, end of year	$9.10	$8.70	$8.83	$9.20	$9.31

Total return	4.64%	0.70%	(3.85)%	0.83%	(2.45)%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$71,850	$71,048	$76,454	$87,532	$93,327
Ratio of expenses to average net assets:
After waivers (f)	0.95%	0.98%	1.00%	1.00%	1.00%
Before waivers (f)	1.00%	1.00%	1.00%	1.00%	1.02%
Ratio of net investment income (loss) to average net assets:
After waivers (f)	1.70%	1.51%	1.63%	1.84%	1.84%
Before waivers (f)	1.65%	1.49%	1.63%	1.84%	1.83%
Portfolio turnover rate^	44%	44%	71%	71%	44%

See Notes to Financial Statements.

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FINANCIAL HIGHLIGHTS (Continued)

	Year Ended December 31,
Class K	2017	2016	2015	2014	2013
Net asset value, beginning of year	$8.77	$8.90	$9.24	$9.35	$9.88

Income (loss) from investment operations:
Net investment income (loss) (e)	0.18	0.16	0.17	0.20	0.20
Net realized and unrealized gain (loss)	0.24	(0.07)	(0.50)	(0.10)	(0.43)

Total from investment operations	0.42	0.09	(0.33)	0.10	(0.23)

Less distributions:
Dividends from net investment income	— #	(0.20)	— #	(0.09)	— #
Distributions from net realized gains	—	(0.02)	(0.01)	(0.12)	(0.30)

Total dividends and distributions	— #	(0.22)	(0.01)	(0.21)	(0.30)

Net asset value, end of year	$9.19	$8.77	$8.90	$9.24	$9.35

Total return	4.83%	0.97%	(3.51)%	1.08%	(2.34)%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$210,307	$220,473	$231,834	$238,899	$161,205
Ratio of expenses to average net assets:
After waivers (f)	0.70%	0.73%	0.75%	0.75%	0.75%
Before waivers (f)	0.75%	0.75%	0.75%	0.75%	0.77%
Ratio of net investment income (loss) to average net assets:
After waivers (f)	1.95%	1.76%	1.87%	2.10%	2.11%
Before waivers (f)	1.90%	1.74%	1.87%	2.10%	2.09%
Portfolio turnover rate^	44%	44%	71%	71%	44%
#	Per share amount is less than $0.005.
^	Portfolio turnover rate excludes derivatives, if any.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.

See Notes to Financial Statements.

1073

EQ/INTERMEDIATE GOVERNMENT BOND PORTFOLIO (Unaudited)

INVESTMENT MANAGER

➢	AXA Equitable Funds Management Group, LLC

INVESTMENT SUB-ADVISER

➢	SSGA Funds Management, Inc.

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/17
	1 Year	5 Years	10 Years/ Since Incept.
Portfolio – Class IA Shares	0.42%	0.22%	1.38%
Portfolio – Class IB Shares	0.42	0.22	1.27
Portfolio – Class K Shares*	0.57	0.45	0.70
Bloomberg Barclays U.S. Intermediate Government Bond Index	1.14	0.92	2.70
* Date of inception 8/26/11. Returns for periods greater than one year are annualized.

Past	performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned 0.42% for the year ended December 31, 2017. This compares to the Portfolio’s benchmark, the Bloomberg Barclays U.S. Intermediate Government Bond Index, which returned 1.14% over the same period.

Portfolio Highlights

For the year ended December 31, 2017

Asset Class Overview

U.S. economic data retained a mostly positive tone throughout the first quarter as the job market showed continued strength, with non-farm payrolls adding 457,000 jobs in the first two months of the year, and consumer confidence measures soaring. In line with market expectations, the Federal Reserve announced its decision to raise its lending rate by 25bps to a range of 0.75% - 1.00%.

To begin the second quarter, the market’s focus shifted to political headlines emanating from Washington D.C. The President released a much anticipated outline of his Tax Plan which highlighted the Administration’s goal of changes to the tax code. In June, the Federal Open Market Committee (FOMC) decided to raise the federal funds rate by 25 basis points. Additionally, they reaffirmed their commitment to one more additional hike in 2017 and all but assured that balance sheet reduction would start fairly soon. Although the market had effectively priced in a June hike, what caught the market’s attention was the hawkish nature of the announcement.

The third quarter started with some interesting news on the inflation front as the FOMC released its June meeting minutes which highlighted a split committee that seemed unsure over the level of transitory weakness in inflation data. In September, in-line with market expectations, the FOMC announced the beginning of unwinding its quantitative easing program while leaving rates unchanged. The market reacted as expected with rates continuing their move higher.

The fourth quarter began on a positive note as September’s unemployment rate fell to 4.2%, beating consensus expectations of 4.4%. The rate would ultimately reach 4.1% by year end. In November, Jerome Powell was selected as the next Federal Reserve Chair. The news of Powell seemed to do little to move either equity or fixed income markets as his views were considered to be largely in line with the outgoing Chair Janet Yellen. The Committee revised its expectations for 2018 GDP up to 2.5% while leaving its Dot Plot and inflation expectations unchanged. Late in the month, the House finally passed a revised tax reform bill sparking a sell-off in rates. Not long thereafter, the Senate passed the bill as well.

The total return for the year of 2017 for the 50% Bloomberg Barclays U.S. Treasury Intermediate/50% Bloomberg Barclays U.S. Agency Intermediate custom benchmark was 1.13%. The excess return (above comparable duration Treasuries) was 0.15%. The yield-to-worst on the benchmark was 1.94% and the option adjusted spread ended the year at 6.6 basis points.

This Portfolio is neither guaranteed nor insured by the U.S. Government, the Federal Deposit Insurance Corporation or any other government agency.

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EQ/INTERMEDIATE GOVERNMENT BOND PORTFOLIO (Unaudited)

Portfolio Characteristics As of December 31, 2017
Weighted Average Life (Years)	3.51
Weighted Average Coupon (%)	1.74
Weighted Average Modified Duration (Years)*	3.28
Weighted Average Rating**	AA1

*  Modified duration is a measure of the price sensitivity of the Portfolio to interest rate movements, taking into account specific features of the securities in which it invests.

** Weighted Average Rating has been provided by the Investment Sub-Adviser. A credit rating is an assessment provided by a nationally recognized statistical rating organization (NRSRO) of the creditworthiness of an issuer with respect to debt obligations, including specific securities, money market instruments or other debts. Ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest); ratings are subject to change without notice.

Sector Weightings as of December 31, 2017	% of Net Assets
U.S. Government Agency Securities	47.9%
U.S. Treasury Obligations	39.0
Exchange Traded Funds	10.1
Foreign Government Securities	2.0
Repurchase Agreements	0.4
Financials	0.4
Energy	0.1
Cash and Other	0.1

100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees (in the case of Class IA and Class IB shares of the Portfolio), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2017 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/17	Ending Account Value 12/31/17	Expenses Paid During Period* 7/1/17 - 12/31/17
Class IA
Actual	$1,000.00	$996.40	$3.43
Hypothetical (5% average annual return before expenses)	1,000.00	1,021.77	3.47
Class IB
Actual	1,000.00	996.38	3.43
Hypothetical (5% average annual return before expenses)	1,000.00	1,021.77	3.47
Class K
Actual	1,000.00	996.94	2.17
Hypothetical (5% average annual return before expenses)	1,000.00	1,023.03	2.20

*  Expenses are equal to the Portfolio’s Class IA, Class IB and Class K shares annualized expense ratios of 0.68%, 0.68% and 0.43%, respectively, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

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PORTFOLIO OF INVESTMENTS

December 31, 2017

	Principal Amount	Value (Note 1)

LONG-TERM DEBT SECURITIES:
Corporate Bonds (0.5%)
Energy (0.1%)
Oil, Gas & Consumable Fuels (0.1%)
Petroleos Mexicanos
2.378%, 4/15/25	$3,528,750	$3,502,284
2.460%, 12/15/25	4,000,000	4,016,033

Total Energy		7,518,317

Financials (0.4%)
Diversified Financial Services (0.4%)
Private Export Funding Corp.
Series II 2.050%, 11/15/22	10,325,000	10,156,422
Series KK 3.550%, 1/15/24	5,979,000	6,333,079
Series LL 2.250%, 3/15/20	10,000,000	10,022,830
Series MM 2.300%, 9/15/20	2,500,000	2,508,176
Series NN 3.250%, 6/15/25	2,500,000	2,605,405
Series Z 4.375%, 3/15/19	280,000	288,315

Total Financials		31,914,227

Total Corporate Bonds		39,432,544

Foreign Government Securities (2.0%)
Iraq Government AID Bond 2.149%, 1/18/22	19,135,000	19,015,732
Kingdom of Jordan
2.578%, 6/30/22	20,000,000	20,288,000
3.000%, 6/30/25	6,301,000	6,466,086
State of Israel
5.500%, 9/18/23	20,000,000	23,044,642
5.500%, 4/26/24	27,579,000	32,522,461
Ukraine Government AID Bonds
1.844%, 5/16/19	10,763,000	10,750,085
1.847%, 5/29/20	22,531,000	22,418,345
1.471%, 9/29/21	25,000,000	24,327,500

Total Foreign Government Securities		158,832,851

U.S. Government Agency Securities (47.9%)
FFCB
1.030%, 4/5/19	5,000,000	4,951,964
1.170%, 5/16/19	5,000,000	4,956,160
1.500%, 12/19/19	5,000,000	4,954,267
1.400%, 2/24/20	10,000,000	9,874,583
1.400%, 4/13/20	2,500,000	2,467,257
1.550%, 5/8/20	12,000,000	11,877,244
1.680%, 10/13/20	20,000,000	19,810,448
1.750%, 10/26/20	10,000,000	9,922,848
1.900%, 11/27/20	10,000,000	9,960,021
1.620%, 4/20/21	10,000,000	9,842,306
1.550%, 5/17/21	10,000,000	9,807,957
1.620%, 6/14/21	5,000,000	4,938,880
1.500%, 7/6/21	5,000,000	4,900,375
1.950%, 11/2/21	15,000,000	14,840,142
1.680%, 1/5/22	5,000,000	4,896,265
1.980%, 6/13/23	10,000,000	9,816,611

FHLB
1.250%, 1/16/19	70,000,000	69,558,566
1.500%, 3/8/19	65,000,000	64,702,859
1.875%, 3/8/19	32,600,000	32,590,464
1.375%, 3/18/19	60,000,000	59,636,610
5.375%, 5/15/19	1,850,000	1,940,303
1.375%, 5/28/19	60,405,000	59,987,432
1.625%, 6/14/19	40,000,000	39,865,652
1.125%, 6/21/19	40,000,000	39,539,196
0.875%, 8/5/19	70,000,000	68,832,351
1.550%, 8/28/19	5,000,000	4,966,077
1.000%, 9/26/19	50,000,000	49,205,315
1.500%, 10/21/19	50,000,000	49,610,025
1.375%, 11/15/19	67,495,000	66,796,299
4.125%, 12/13/19	450,000	468,169
1.875%, 3/13/20	45,000,000	44,872,524
4.125%, 3/13/20	4,650,000	4,863,149
1.700%, 5/15/20	35,000,000	34,797,193
1.750%, 7/13/20	25,000,000	24,807,705
1.830%, 7/29/20	20,000,000	19,909,592
1.800%, 8/28/20	20,000,000	19,857,866
2.875%, 9/11/20	10,000,000	10,223,089
1.375%, 9/28/20	54,000,000	53,055,740
1.950%, 11/5/20	25,000,000	24,923,885
5.250%, 12/11/20	9,815,000	10,704,427
1.870%, 2/10/21	20,000,000	19,835,736
1.375%, 2/18/21	40,000,000	39,182,812
1.750%, 3/12/21	20,000,000	19,764,530
5.625%, 6/11/21	1,850,000	2,065,343
1.125%, 7/14/21	77,500,000	74,925,551
1.875%, 11/29/21	88,500,000	87,689,561
2.625%, 12/10/21	9,825,000	9,965,317
2.250%, 3/11/22	5,000,000	5,005,347
2.300%, 7/19/22	5,000,000	4,975,069
2.160%, 8/17/22	25,000,000	24,791,918
2.150%, 9/26/22	30,000,000	29,629,605
2.260%, 10/4/22	30,000,000	29,800,239
2.500%, 12/9/22	20,000,000	20,205,884
2.510%, 12/29/22	25,000,000	24,942,240
2.875%, 6/14/24	10,000,000	10,286,881
2.875%, 9/13/24	36,180,000	37,232,042
2.750%, 12/13/24	10,000,000	10,168,334
FHLMC
1.350%, 1/25/19	10,000,000	9,953,886
0.950%, 1/30/19	10,000,000	9,914,217
3.750%, 3/27/19	47,550,000	48,626,561
1.125%, 4/15/19	50,000,000	49,532,550
1.750%, 5/30/19	48,650,000	48,568,652
0.875%, 7/19/19	50,000,000	49,212,265
1.250%, 7/26/19	40,000,000	39,617,512
1.600%, 7/26/19	25,000,000	24,867,705
2.000%, 7/30/19	200,000	200,498
1.250%, 8/1/19	71,000,000	70,260,244
1.375%, 8/15/19	50,000,000	49,567,090
1.300%, 8/28/19	10,000,000	9,894,425
1.500%, 9/9/19	15,000,000	14,885,478
1.250%, 10/2/19	85,500,000	84,505,344
1.625%, 10/25/19	15,000,000	14,919,676
1.750%, 11/27/19	20,000,000	19,882,604
1.500%, 1/17/20	90,000,000	89,142,390
1.800%, 4/13/20	10,000,000	9,935,222
1.375%, 4/20/20	35,000,000	34,532,586
1.375%, 5/1/20	77,500,000	76,445,605

See Notes to Financial Statements.

1076

EQ ADVISORS TRUST

EQ/INTERMEDIATE GOVERNMENT BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

	Principal Amount	Value (Note 1)

1.850%, 7/13/20	$35,000,000	$34,790,417
1.625%, 9/29/20	32,610,000	32,247,510
1.700%, 9/29/20	10,000,000	9,907,128
1.875%, 11/17/20	10,000,000	9,954,309
1.330%, 12/30/20	5,000,000	4,902,062
1.125%, 8/12/21	40,000,000	38,595,348
1.930%, 8/27/21	10,000,000	9,914,026
2.375%, 1/13/22	90,000,000	90,620,811
Financing Corp.
8.600%, 9/26/19	380,000	423,461
FNMA
1.375%, 1/28/19	45,000,000	44,774,384
1.875%, 2/19/19	50,000,000	50,001,245
1.000%, 2/26/19	50,000,000	49,504,875
1.250%, 2/26/19	15,000,000	14,909,135
1.750%, 6/20/19	25,000,000	24,956,355
1.250%, 6/28/19	5,000,000	4,958,046
1.075%, 7/11/19	5,000,000	4,941,360
1.250%, 7/26/19	5,000,000	4,954,386
0.875%, 8/2/19	60,000,000	59,022,792
1.000%, 8/28/19	45,000,000	44,318,952
1.750%, 9/12/19	50,000,000	49,854,290
(Zero Coupon), 10/9/19	31,625,000	30,441,605
1.000%, 10/24/19	60,000,000	58,985,880
1.330%, 10/24/19	5,000,000	4,944,702
1.750%, 11/26/19	30,000,000	29,883,627
1.625%, 1/21/20	50,000,000	49,676,620
1.650%, 1/27/20	10,000,000	9,914,821
1.700%, 1/27/20	10,000,000	9,923,303
1.500%, 2/28/20	66,670,000	65,997,126
1.300%, 3/30/20	10,000,000	9,851,581
(ICE LIBOR USD 3 Month + 0.00%), 1.375%, 5/1/20 (k)	35,000,000	34,715,170
1.500%, 6/22/20	60,000,000	59,272,848
1.440%, 9/30/20	10,000,000	9,842,867
1.900%, 10/27/20	10,000,000	9,945,884
1.950%, 11/9/20	25,000,000	24,882,913
1.400%, 11/10/20	10,000,000	9,832,517
1.500%, 11/30/20	50,000,000	49,280,245
1.875%, 12/28/20	39,703,000	39,536,112
1.375%, 2/26/21	50,000,000	48,961,665
1.250%, 5/6/21	30,000,000	29,180,376
1.250%, 8/17/21	60,000,000	58,170,750
1.375%, 10/7/21	50,000,000	48,587,270
2.000%, 1/5/22	45,000,000	44,634,825
1.875%, 4/5/22	55,000,000	54,271,745
2.000%, 10/5/22	25,000,000	24,702,573
2.625%, 9/6/24	60,000,000	60,780,300
2.125%, 4/24/26	74,485,000	72,112,742
1.875%, 9/24/26	70,000,000	66,083,780
NCUA Guaranteed Notes 3.450%, 6/12/21	280,000	289,988
Tennessee Valley Authority
3.875%, 2/15/21	3,345,000	3,523,284
1.875%, 8/15/22	12,000,000	11,779,327
2.875%, 9/15/24	20,000,000	20,556,958
6.750%, 11/1/25	15,779,000	20,387,513
2.875%, 2/1/27	20,000,000	20,427,068

Total U.S. Government Agency Securities		3,873,391,612

U.S. Treasury Obligations (39.0%)
U.S. Treasury Bonds
7.875%, 2/15/21	2,800,000	3,297,656
8.125%, 5/15/21	3,250,000	3,888,320
8.000%, 11/15/21	2,800,000	3,410,531
7.125%, 2/15/23	2,000,000	2,472,500
6.250%, 8/15/23	1,000,000	1,211,094
U.S. Treasury Notes
1.125%, 1/15/19	22,500,000	22,335,644
1.250%, 1/31/19	18,650,000	18,531,981
1.500%, 1/31/19	35,000,000	34,872,169
0.750%, 2/15/19	50,000,000	49,392,580
1.375%, 2/28/19	14,000,000	13,922,891
1.500%, 2/28/19	20,000,000	19,919,140
1.000%, 3/15/19	50,000,000	49,498,045
1.500%, 3/31/19	25,000,000	24,892,577
0.875%, 4/15/19	10,000,000	9,876,367
1.250%, 4/30/19	14,000,000	13,888,711
1.625%, 4/30/19	15,000,000	14,954,297
0.875%, 5/15/19	25,000,000	24,670,897
0.875%, 7/31/19	13,300,000	13,098,423
1.375%, 7/31/19	10,000,000	9,924,414
1.625%, 7/31/19	5,000,000	4,981,543
1.625%, 8/31/19	17,000,000	16,930,606
1.000%, 9/30/19	5,000,000	4,925,879
1.750%, 9/30/19	5,000,000	4,988,672
1.500%, 11/30/19	15,500,000	15,386,475
1.375%, 12/15/19	5,000,000	4,950,781
1.625%, 12/31/19	7,500,000	7,460,742
1.250%, 1/31/20	25,000,000	24,669,923
1.375%, 1/31/20	2,000,000	1,978,750
1.375%, 2/29/20	35,000,000	34,607,618
1.125%, 3/31/20	20,000,000	19,656,250
1.375%, 3/31/20	31,000,000	30,635,508
1.500%, 4/15/20	15,000,000	14,859,962
1.375%, 4/30/20	30,000,000	29,627,343
3.500%, 5/15/20	15,900,000	16,476,997
1.375%, 5/31/20	45,000,000	44,425,197
1.500%, 5/31/20	40,000,000	39,603,124
1.625%, 6/30/20	25,000,000	24,814,453
1.500%, 7/15/20	25,000,000	24,733,398
1.625%, 7/31/20	50,000,000	49,613,280
2.625%, 8/15/20	10,000,000	10,173,438
1.375%, 8/31/20	50,000,000	49,269,530
2.125%, 8/31/20	10,000,000	10,046,875
1.375%, 9/30/20	25,000,000	24,619,140
1.375%, 10/31/20	25,000,000	24,595,702
1.750%, 10/31/20	30,000,000	29,828,907
1.625%, 11/30/20	30,000,000	29,700,000
2.000%, 11/30/20	25,000,000	25,023,437
1.750%, 12/31/20	50,000,000	49,658,205
1.375%, 1/31/21	50,000,000	49,048,830
2.125%, 1/31/21	30,000,000	30,101,952
3.625%, 2/15/21	35,000,000	36,703,516
1.125%, 2/28/21	35,000,000	34,038,868
2.000%, 2/28/21	25,000,000	24,984,375
1.250%, 3/31/21	25,000,000	24,382,812
2.250%, 3/31/21	5,000,000	5,033,399
1.375%, 4/30/21	60,000,000	58,701,564
2.250%, 4/30/21	30,000,000	30,199,218
3.125%, 5/15/21	10,000,000	10,348,438
1.375%, 5/31/21	50,000,000	48,875,000
1.125%, 6/30/21	80,000,000	77,478,128

See Notes to Financial Statements.

1077

EQ ADVISORS TRUST

EQ/INTERMEDIATE GOVERNMENT BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

	Principal Amount	Value (Note 1)
1.125%, 7/31/21	$15,000,000	$14,507,226
2.250%, 7/31/21	15,000,000	15,088,476
1.125%, 8/31/21	50,000,000	48,300,780
2.000%, 8/31/21	20,000,000	19,933,594
1.125%, 9/30/21	50,000,000	48,246,095
2.125%, 9/30/21	25,000,000	25,015,625
1.250%, 10/31/21	75,000,000	72,662,107
1.750%, 11/30/21	40,000,000	39,443,752
1.875%, 11/30/21	42,500,000	42,154,688
2.000%, 12/31/21	45,000,000	44,778,515
2.125%, 12/31/21	40,000,000	40,007,812
1.500%, 1/31/22	71,500,000	69,734,844
1.875%, 1/31/22	35,000,000	34,639,062
1.750%, 2/28/22	25,000,000	24,617,188
1.875%, 2/28/22	30,000,000	29,674,218
1.750%, 3/31/22	20,000,000	19,671,876
1.875%, 3/31/22	40,000,000	39,543,752
1.750%, 4/30/22	35,000,000	34,394,335
1.875%, 4/30/22	25,000,000	24,701,173
1.750%, 5/15/22	55,000,000	54,106,250
1.750%, 5/31/22	25,000,000	24,563,478
1.875%, 5/31/22	25,000,000	24,713,867
1.750%, 6/30/22	35,000,000	34,371,092
1.875%, 7/31/22	25,000,000	24,662,110
1.625%, 8/15/22	15,000,000	14,649,609
1.625%, 8/31/22	40,000,000	39,014,064
1.750%, 9/30/22	37,500,000	36,747,071
1.875%, 10/31/22	25,000,000	24,637,695
1.625%, 11/15/22	19,500,000	18,999,550
2.000%, 11/30/22	10,000,000	9,910,156
2.125%, 12/31/22	35,000,000	34,853,710
1.750%, 1/31/23	37,500,000	36,657,716
2.000%, 2/15/23	40,000,000	39,587,500
1.500%, 2/28/23	10,000,000	9,649,609
1.500%, 3/31/23	35,000,000	33,739,454
1.750%, 5/15/23	25,000,000	24,387,695
2.500%, 8/15/23	30,000,000	30,411,327
1.375%, 8/31/23	35,000,000	33,366,211
1.375%, 9/30/23	20,000,000	19,050,782
1.625%, 10/31/23	40,000,000	38,620,312
2.750%, 11/15/23	12,500,000	12,839,844
2.125%, 2/29/24	25,000,000	24,751,953
2.125%, 3/31/24	10,000,000	9,897,656
2.000%, 4/30/24	18,000,000	17,675,860
2.500%, 5/15/24	2,500,000	2,528,027
2.125%, 7/31/24	40,000,000	39,526,564
2.375%, 8/15/24	20,000,000	20,064,844
1.875%, 8/31/24	15,000,000	14,597,462
2.250%, 10/31/24	5,000,000	4,976,758
2.250%, 11/15/24	15,000,000	14,923,829
2.000%, 2/15/25	20,000,000	19,550,782
2.125%, 5/15/25	20,000,000	19,693,750
2.000%, 8/15/25	30,000,000	29,242,968
1.625%, 2/15/26	30,000,000	28,331,250
1.625%, 5/15/26	35,000,000	32,968,358
1.500%, 8/15/26	38,500,000	35,818,537
2.000%, 11/15/26	32,500,000	31,457,715
2.250%, 2/15/27	21,000,000	20,726,015
2.250%, 8/15/27	20,000,000	19,720,312
2.250%, 11/15/27	26,500,000	26,129,413

Total U.S. Treasury Obligations		3,151,432,345

Total Long-Term Debt Securities (89.4%) (Cost $7,292,761,629)		7,223,089,352

	Number of Shares	Value (Note 1)

EXCHANGE TRADED FUNDS (ETF):
iShares 1-3 Year Treasury Bond ETF (x)	4,288,450	359,586,532
iShares 3-7 Year Treasury Bond ETF (x)	1,306,067	159,549,145
iShares 7-10 Year Treasury Bond ETF (x)	2,813,450	297,015,917

Total Exchange Traded Funds (10.1%) (Cost $798,559,133)		816,151,594

	Principal Amount	Value (Note 1)
SHORT-TERM INVESTMENTS:
Repurchase Agreements (0.4%)
Bank of Nova Scotia (The), 1.39%, dated 12/29/17, due 1/2/18, repurchase price $1,000,154, collateralized by various U.S. Government Treasury Securities, ranging from 0.000%-3.750%, maturing 1/11/18-2/15/47; total market value $1,020,839. (xx)	$1,000,000	1,000,000
Citigroup Global Markets Ltd., 1.40%, dated 12/29/17, due 1/2/18, repurchase price $500,078, collateralized by various Foreign Government Agency Securities, ranging from 1.625%-2.500%, maturing 3/16/21-7/29/25, U.S. Government Treasury Securities, ranging from 0.875%-7.250%, maturing from 8/15/20-2/15/47; total market value $510,000. (xx)	500,000	500,000
Citigroup Global Markets, Inc., 1.60%, dated 12/29/17, due 1/2/18, repurchase price $1,000,178, collateralized by various Common Stocks; total market value $1,100,000. (xx)	1,000,000	1,000,000
Deutsche Bank AG, 1.81%, dated 12/29/17, due 1/2/18, repurchase price $4,000,804, collateralized by various Common Stocks, U.S. Government Treasury Securities, ranging from 1.875%-2.250%, maturing 4/30/22-8/15/46; total market value $4,448,885. (xx)	4,000,000	4,000,000
Deutsche Bank AG, 1.81%, dated 12/29/17, due 1/2/18, repurchase price $4,000,804, collateralized by various Common Stocks, U.S. Government Treasury Securities, ranging from 1.875%-2.250%, maturing 4/30/22-8/15/46; total market value $4,448,885. (xx)	4,000,000	4,000,000

See Notes to Financial Statements.

1078

EQ ADVISORS TRUST

EQ/INTERMEDIATE GOVERNMENT BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

	Principal Amount	Value (Note 1)

Deutsche Bank AG, 1.81%, dated 12/29/17, due 1/2/18, repurchase price $500,101, collateralized by various Common Stocks, U.S. Government Treasury Securities, ranging from 1.875%-2.250%, maturing 4/30/22-8/15/46; total market value $556,111. (xx)	$500,000	$500,000
Deutsche Bank AG, 1.81%, dated 12/29/17, due 1/2/18, repurchase price $4,000,804, collateralized by various Common Stocks, U.S. Government Treasury Securities, ranging from 1.875%-2.250%, maturing 4/30/22-8/15/46; total market value $4,448,885. (xx)	4,000,000	4,000,000
Deutsche Bank AG, 1.55%, dated 12/29/17, due 1/2/18, repurchase price $2,000,344, collateralized by various Corporate Bonds, ranging from 1.750%-1.875%, maturing 9/5/19-4/14/22, Foreign Government Agency Securities, ranging from 1.875%-2.000%, maturing 3/15/19-5/2/25; total market value $2,040,001. (xx)	2,000,000	2,000,000
NBC Global Finance Ltd., 1.59%, dated 12/29/17, due 1/2/18, repurchase price $4,000,707, collateralized by various Common Stocks; total market value $4,449,707. (xx)	4,000,000	4,000,000
NBC Global Finance Ltd., 1.59%, dated 12/29/17, due 1/2/18, repurchase price $4,600,813, collateralized by various Common Stocks; total market value $5,117,163. (xx)	4,600,000	4,600,000
NBC Global Finance Ltd., 1.59%, dated 12/29/17, due 1/2/18, repurchase price $4,000,707, collateralized by various Common Stocks; total market value $4,449,707. (xx)	4,000,000	4,000,000
RBS Securities, Inc., 1.37%, dated 12/29/17, due 1/2/18, repurchase price $812,053, collateralized by various U.S. Government Treasury Securities, ranging from 1.750%-1.875%, maturing 2/28/22-9/30/22; total market value $828,173. (xx)	811,929	811,929

Societe Generale SA, 1.32%, dated 12/29/17, due 1/5/18, repurchase price $2,000,513, collateralized by various U.S. Government Treasury Securities, ranging from 0.000%-8.125%, maturing 2/28/19-2/15/44; total market value $2,040,000. (xx)	2,000,000	2,000,000

Total Repurchase Agreements		32,411,929

Total Short-Term Investments (0.4%) (Cost $32,411,929)		32,411,929

Total Investments in Securities (99.9%) (Cost $8,123,732,691)		8,071,652,875
Other Assets Less Liabilities (0.1%)		9,329,880

Net Assets (100%)		$8,080,982,755

(k)	Variable or floating rate security, linked to the referenced benchmark. The interest rate shown was the current rate as of December 31, 2017.
(x)	All or a portion of security is on loan at December 31, 2017.
(xx)	At December 31, 2017, the Portfolio had loaned securities with a total value of $31,737,942. This was secured by cash collateral of $32,411,929 which was subsequently invested in joint repurchase agreements with a total value of $32,411,929, as detailed in the Notes to the Financial Statements, for which the Portfolio has a proportionate interest as reported in the Portfolio of Investments as Repurchase Agreements.

Glossary:

FFCB	— Federal Farm Credit Bank
FHLB	— Federal Home Loan Bank
FHLMC	— Federal Home Loan Mortgage Corp.
FNMA	— Federal National Mortgage Association
ICE	— Intercontinental Exchange
LIBOR	— London Interbank Offered Rate
NCUA	— National Credit Union Administration

See Notes to Financial Statements.

1079

EQ ADVISORS TRUST

EQ/INTERMEDIATE GOVERNMENT BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2017:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Corporate Bonds
Energy	$—	$7,518,317	$—	$7,518,317
Financials	—	31,914,227	—	31,914,227
Exchange Traded Funds	816,151,594	—	—	816,151,594
Foreign Government Securities	—	158,832,851	—	158,832,851
Short-Term Investments
Repurchase Agreements	—	32,411,929	—	32,411,929
U.S. Government Agency Securities	—	3,873,391,612	—	3,873,391,612
U.S. Treasury Obligations	—	3,151,432,345	—	3,151,432,345

Total Assets	$816,151,594	$7,255,501,281	$—	$8,071,652,875

Total Liabilities	$—	$—	$—	$—

Total	$816,151,594	$7,255,501,281	$—	$8,071,652,875

There were no transfers between Levels 1, 2 or 3 during the year ended December 31, 2017.

The Portfolio held no derivatives contracts during the year ended December 31, 2017.

Investment security transactions for the year ended December 31, 2017 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$2,049,069,096
Long-term U.S. government debt securities	1,535,773,136

$3,584,842,232

Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$1,944,981,050
Long-term U.S. government debt securities	1,617,302,634

$3,562,283,684

As of December 31, 2017, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments in securities and derivative instruments, if applicable, for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$27,018,612
Aggregate gross unrealized depreciation	(79,707,586)

Net unrealized depreciation	$(52,688,974)

Federal income tax cost of investments in securities and derivative instruments, if applicable	$8,124,341,849

See Notes to Financial Statements.

1080

EQ ADVISORS TRUST

EQ/INTERMEDIATE GOVERNMENT BOND PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2017

ASSETS
Investments in Securities, at value (x):
Unaffiliated Issuers (Cost $8,091,320,762)	$8,039,240,946
Repurchase Agreements (Cost $32,411,929)	32,411,929
Cash	216,894,227
Dividends, interest and other receivables	30,618,341
Securities lending income receivable	26,227
Receivable from Separate Accounts for Portfolio shares sold	2,880
Other assets	35,553

Total assets	8,319,230,103

LIABILITIES
Payable for securities purchased	200,191,426
Payable for return of collateral on securities loaned	32,411,929
Payable to Separate Accounts for Portfolio shares redeemed	2,506,611
Investment management fees payable	2,104,080
Administrative fees payable	672,186
Distribution fees payable – Class IB	76,995
Distribution fees payable – Class IA	29,672
Trustees’ fees payable	10,728
Accrued expenses	243,721

Total liabilities	238,247,348

NET ASSETS	$8,080,982,755

Net assets were comprised of:
Paid in capital	$8,135,434,871
Accumulated undistributed net investment income (loss)	—
Accumulated undistributed net realized gain (loss)	(2,372,300)
Net unrealized appreciation (depreciation)	(52,079,816)

Net assets	$8,080,982,755

Class IA
Net asset value, offering and redemption price per share, $136,656,938 / 13,429,714 shares outstanding (unlimited amount authorized: $0.01 par value)	$10.18

Class IB
Net asset value, offering and redemption price per share, $360,908,181 / 35,678,528 shares outstanding (unlimited amount authorized: $0.01 par value)	$10.12

Class K
Net asset value, offering and redemption price per share, $7,583,417,636 / 745,313,774 shares outstanding (unlimited amount authorized: $0.01 par value)	$10.17

(x)	Includes value of securities on loan of $31,737,942.

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2017

INVESTMENT INCOME
Interest	$112,849,365
Dividends	11,578,741
Securities lending (net)	283,946

Total income	124,712,052

EXPENSES
Investment management fees	26,129,996
Administrative fees	7,973,557
Distribution fees – Class IB	939,750
Printing and mailing expenses	688,957
Distribution fees – Class IA	362,448
Professional fees	249,093
Trustees’ fees	192,360
Custodian fees	162,500
Miscellaneous	192,657

Total expenses	36,891,318

NET INVESTMENT INCOME (LOSS)	87,820,734

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on investments in securities	2,455,118
Net change in unrealized appreciation (depreciation) on investments in securities	(43,158,297)

NET REALIZED AND UNREALIZED GAIN (LOSS)	(40,703,179)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$47,117,555

See Notes to Financial Statements.

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STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2017	2016
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$87,820,734	$74,167,279
Net realized gain (loss)	2,455,118	14,916,944
Net change in unrealized appreciation (depreciation)	(43,158,297)	(36,353,294)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	47,117,555	52,730,929

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income
Class IA	(1,196,427)	(1,017,542)
Class IB	(3,100,090)	(2,680,110)
Class K	(83,537,441)	(70,413,696)

	(87,833,958)	(74,111,348)

Distributions from net realized capital gains
Class IA	(79,928)	(267,637)
Class IB	(207,366)	(709,819)
Class K	(4,292,640)	(13,573,062)

	(4,579,934)	(14,550,518)

TOTAL DIVIDENDS AND DISTRIBUTIONS	(92,413,892)	(88,661,866)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 1,740,802 and 2,326,378 shares, respectively ]	17,908,662	24,244,317
Capital shares issued in reinvestment of dividends and distributions [ 125,172 and 126,204 shares, respectively ]	1,276,355	1,285,179
Capital shares repurchased [ (2,830,187) and (2,483,575) shares, respectively ]	(29,072,578)	(25,901,045)

Total Class IA transactions	(9,887,561)	(371,549)

Class IB
Capital shares sold [ 3,524,401 and 7,196,568 shares, respectively ]	36,048,222	74,678,522
Capital shares issued in reinvestment of dividends and distributions [ 326,289 and 334,847 shares, respectively ]	3,307,456	3,389,929
Capital shares repurchased [ (6,281,280) and (8,558,514) shares, respectively ]	(64,261,362)	(88,772,227)

Total Class IB transactions	(24,905,684)	(10,703,776)

Class K
Capital shares sold [ 75,662,454 and 273,033,091 shares, respectively ]	779,502,901	2,845,717,832
Capital shares issued in reinvestment of dividends and distributions [ 8,615,836 and 8,249,480 shares, respectively ]	87,830,081	83,986,758
Capital shares repurchased [ (80,681,782) and (251,112,654) shares, respectively ]	(830,852,466)	(2,618,731,926)

Total Class K transactions	36,480,516	310,972,664

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	1,687,271	299,897,339

TOTAL INCREASE (DECREASE) IN NET ASSETS	(43,609,066)	263,966,402
NET ASSETS:
Beginning of year	8,124,591,821	7,860,625,419

End of year (a)	$8,080,982,755	$8,124,591,821

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$—	$55,931

See Notes to Financial Statements.

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FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class IA	2017	2016	2015	2014	2013
Net asset value, beginning of year	$10.23	$10.28	$10.31	$10.20	$10.40

Income (loss) from investment operations:
Net investment income (loss) (e)	0.09	0.07	0.06	0.04	0.02
Net realized and unrealized gain (loss)	(0.04)	(0.03)	(0.02)	0.12	(0.20)

Total from investment operations	0.05	0.04	0.04	0.16	(0.18)

Less distributions:
Dividends from net investment income	(0.09)	(0.07)	(0.06)	(0.04)	(0.02)
Distributions from net realized gains	(0.01)	(0.02)	(0.01)	(0.01)	—

Total dividends and distributions	(0.10)	(0.09)	(0.07)	(0.05)	(0.02)

Net asset value, end of year	$10.18	$10.23	$10.28	$10.31	$10.20

Total return	0.42%	0.39%	0.43%	1.58%	(1.70)%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$136,657	$147,299	$148,253	$157,069	$170,350
Ratio of expenses to average net assets (f)	0.69%	0.70%	0.70%	0.71%	0.72%
Ratio of net investment income (loss) to average net assets (f)	0.85%	0.68%	0.59%	0.42%	0.23%
Portfolio turnover rate^	44%	54%	39%	31%	40%

	Year Ended December 31,
Class IB	2017	2016	2015	2014	2013
Net asset value, beginning of year	$10.17	$10.22	$10.25	$10.14	$10.34

Income (loss) from investment operations:
Net investment income (loss) (e)	0.09	0.07	0.06	0.04	0.02
Net realized and unrealized gain (loss)	(0.04)	(0.03)	(0.02)	0.12	(0.20)

Total from investment operations	0.05	0.04	0.04	0.16	(0.18)

Less distributions:
Dividends from net investment income	(0.09)	(0.07)	(0.06)	(0.04)	(0.02)
Distributions from net realized gains	(0.01)	(0.02)	(0.01)	(0.01)	—

Total dividends and distributions	(0.10)	(0.09)	(0.07)	(0.05)	(0.02)

Net asset value, end of year	$10.12	$10.17	$10.22	$10.25	$10.14

Total return	0.42%	0.39%	0.43%	1.59%	(1.72)%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$360,908	$387,701	$399,876	$426,394	$459,699
Ratio of expenses to average net assets (f)	0.69%	0.70%	0.70%	0.71%	0.72%
Ratio of net investment income (loss) to average net assets (f)	0.85%	0.68%	0.59%	0.42%	0.23%
Portfolio turnover rate^	44%	54%	39%	31%	40%

See Notes to Financial Statements.

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FINANCIAL HIGHLIGHTS (Continued)

	Year Ended December 31,
Class K	2017	2016	2015	2014	2013
Net asset value, beginning of year	$10.23	$10.28	$10.31	$10.20	$10.40

Income (loss) from investment operations:
Net investment income (loss) (e)	0.11	0.10	0.09	0.07	0.05
Net realized and unrealized gain (loss)	(0.05)	(0.03)	(0.02)	0.12	(0.20)

Total from investment operations	0.06	0.07	0.07	0.19	(0.15)

Less distributions:
Dividends from net investment income	(0.11)	(0.10)	(0.09)	(0.07)	(0.05)
Distributions from net realized gains	(0.01)	(0.02)	(0.01)	(0.01)	—

Total dividends and distributions	(0.12)	(0.12)	(0.10)	(0.08)	(0.05)

Net asset value, end of year	$10.17	$10.23	$10.28	$10.31	$10.20

Total return	0.57%	0.65%	0.69%	1.84%	(1.46)%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$7,583,418	$7,589,592	$7,312,497	$7,428,374	$7,086,384
Ratio of expenses to average net assets (f)	0.44%	0.45%	0.45%	0.46%	0.47%
Ratio of net investment income (loss) to average net assets (f)	1.10%	0.93%	0.84%	0.67%	0.48%
Portfolio turnover rate^	44%	54%	39%	31%	40%
^	Portfolio turnover rate excludes derivatives, if any.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.

See Notes to Financial Statements.

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INVESTMENT MANAGER

➢	AXA Equitable Funds Management Group, LLC

INVESTMENT SUB-ADVISER

➢	AllianceBernstein L.P.

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/17
	1 Year	5 Years	10 Years/ Since Incept.
Portfolio – Class IA Shares	23.16%	6.86%	(0.54)%
Portfolio – Class IB Shares	23.29	6.88	(0.64)
Portfolio – Class K Shares*	23.59	7.13	7.89
International Proxy Index	24.36	7.84	1.67
MSCI EAFE® Index	25.03	7.90	1.94
* Date of inception 8/26/11. Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned 23.29% for the year ended December 31, 2017. This compares to the returns of the following benchmarks over the same period: the International Proxy Index and the MSCI EAFE® Index, which returned 24.36% and 25.03%, respectively.

Portfolio Highlights

What helped performance during the year:

•	The sectors that contributed most to performance for the year ending December 31, 2017 were financials, industrials, consumer discretionary and consumer staples.

•

The top five stocks that provided the most positive impact to performance for the year ending December 31, 2017 were HSBC Holdings plc, Allianz SE, LVMH Moet Hennessy Louis Vuitton SE, Unilever NV and SAP SE.

What hurt performance during the year:

•	The sectors that detracted the most from performance for the year ending December 31, 2017 were real estate, telecommunication service, utilities and health care.

•	The five stocks that detracted the most from performance for the year ending December 31, 2017 were Telstra Corporation Ltd., BT Group, Shire plc, Japan Tobacco Inc. and Imperial Brands plc.

Sector Weightings as of December 31, 2017	Market Value	% of Net Assets
Financials	$383,190,615	20.7%
Industrials	249,918,689	13.5
Consumer Discretionary	222,810,308	12.0
Consumer Staples	210,363,278	11.3
Materials	162,333,751	8.8
Health Care	160,671,106	8.7
Energy	132,597,528	7.1
Information Technology	119,620,968	6.4
Telecommunication Services	81,832,735	4.4
Utilities	62,545,374	3.4
Real Estate	40,898,329	2.2
Repurchase Agreements	15,136,707	0.8
Closed End Fund	1,473,611	0.1
Cash and Other	10,488,045	0.6

		100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees (in the case of Class IA and Class IB shares of the Portfolio), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2017 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by

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$1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/17	Ending Account Value 12/31/17	Expenses Paid During Period* 7/1/17 - 12/31/17
Class IA
Actual	$1,000.00	$1,095.48	$4.20
Hypothetical (5% average annual return before expenses)	1,000.00	1,021.19	4.06
Class IB
Actual	1,000.00	1,097.06	4.21
Hypothetical (5% average annual return before expenses)	1,000.00	1,021.19	4.06
Class K
Actual	1,000.00	1,096.85	2.88
Hypothetical (5% average annual return before expenses)	1,000.00	1,022.45	2.78

*  Expenses are equal to the Portfolio’s Class IA, Class IB and Class K shares annualized expense ratios of 0.80%, 0.80% and 0.55%, respectively, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

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PORTFOLIO OF INVESTMENTS

December 31, 2017

	Number of Shares	Value (Note 1)

COMMON STOCKS:
Australia (10.1%)
Abacus Property Group (REIT) (x)	48,014	$154,347
Aconex Ltd.*	26,219	156,908
Adelaide Brighton Ltd.	58,693	298,585
AGL Energy Ltd.	98,133	1,865,203
ALS Ltd.	75,428	411,380
Altium Ltd.	16,584	171,839
Alumina Ltd.	344,775	653,696
Amcor Ltd.	172,730	2,078,193
AMP Ltd.	436,582	1,767,938
Ansell Ltd.	21,380	405,366
APA Group	166,697	1,083,444
APN Outdoor Group Ltd. (x)	24,180	93,012
ARB Corp. Ltd. (x)	10,282	150,262
Ardent Leisure Group (x)	62,191	97,049
Aristocrat Leisure Ltd.	95,023	1,757,158
Asaleo Care Ltd.	56,120	65,681
ASX Ltd.	28,957	1,239,490
Aurizon Holdings Ltd.	300,428	1,162,668
AusNet Services	258,890	364,608
Australia & New Zealand Banking Group Ltd.	437,892	9,819,459
Australian Agricultural Co. Ltd.*	53,815	54,796
Australian Pharmaceutical Industries Ltd.	58,144	76,443
Automotive Holdings Group Ltd. (x)	38,228	108,572
Aveo Group	62,326	130,328
Bank of Queensland Ltd.	57,941	575,052
Bapcor Ltd.	40,211	177,267
Beach Energy Ltd.	254,331	247,060
Bega Cheese Ltd. (x)	27,567	155,511
Bendigo & Adelaide Bank Ltd.	71,906	654,741
BHP Billiton Ltd.	478,630	11,042,947
BHP Billiton plc	361,924	7,439,722
Blackmores Ltd.	1,907	251,714
BlueScope Steel Ltd.	83,687	1,003,612
Boral Ltd.	175,360	1,065,864
Brambles Ltd.	236,869	1,861,108
Breville Group Ltd.	13,756	135,237
Brickworks Ltd.	11,389	132,139
BT Investment Management Ltd.	36,923	325,256
BWP Trust (REIT)	70,663	170,367
Caltex Australia Ltd.	39,016	1,036,558
carsales.com Ltd.	35,921	406,116
Challenger Ltd.	85,784	939,069
Charter Hall Group (REIT)	69,438	326,158
Charter Hall Long Wale REIT (REIT)	22,783	73,950
Charter Hall Retail REIT (REIT)	48,890	158,689
CIMIC Group Ltd.	14,621	586,943
Cleanaway Waste Management Ltd.	298,028	348,805
Coca-Cola Amatil Ltd.	75,252	499,668
Cochlear Ltd.	8,570	1,144,971
Commonwealth Bank of Australia	261,409	16,386,497

Computershare Ltd.	74,844	951,872
Corporate Travel Management Ltd.	12,272	199,739
Costa Group Holdings Ltd.	47,559	244,912
Credit Corp. Group Ltd.	7,001	121,869
Cromwell Property Group (REIT) (x)	188,689	148,697
Crown Resorts Ltd.	53,412	542,605
CSL Ltd.	67,485	7,440,175
CSR Ltd. (x)	77,463	287,697
Dexus (REIT)	150,967	1,148,472
Domain Holdings Australia Ltd.*	34,071	91,183
Domino’s Pizza Enterprises Ltd. (x)	9,785	356,543
Downer EDI Ltd.	91,032	492,222
DuluxGroup Ltd.	56,721	339,005
Eclipx Group Ltd.	46,991	148,126
Estia Health Ltd.	35,501	96,672
Evolution Mining Ltd.	172,515	356,703
Fairfax Media Ltd.	340,710	207,354
Flight Centre Travel Group Ltd. (x)	8,724	301,137
Fortescue Metals Group Ltd.	253,166	963,960
G8 Education Ltd.	59,478	157,322
Galaxy Resources Ltd.*	60,153	179,759
Gateway Lifestyle	44,599	75,860
Genworth Mortgage Insurance Australia Ltd.	36,421	85,252
Goodman Group (REIT)	239,057	1,570,534
GPT Group (The) (REIT)	267,292	1,065,714
GrainCorp Ltd., Class A	34,048	217,575
Greencross Ltd.	17,017	83,516
Growthpoint Properties Australia Ltd. (REIT)	36,435	96,941
GUD Holdings Ltd.	12,627	120,099
GWA Group Ltd.	39,611	88,083
Harvey Norman Holdings Ltd.	89,122	289,971
Healthscope Ltd.	257,909	422,590
HT&E Ltd. (x)	37,600	55,154
Iluka Resources Ltd.	62,522	496,121
Incitec Pivot Ltd.	250,211	761,386
Independence Group NL (x)	68,884	255,834
Infigen Energy*	141,441	76,148
Insurance Australia Group Ltd.	353,102	1,994,677
Investa Office Fund (REIT)	74,091	263,033
InvoCare Ltd. (x)	16,143	202,789
IOOF Holdings Ltd.	45,098	377,212
IPH Ltd.	20,351	87,334
IRESS Ltd. (x)	20,482	185,061
JB Hi-Fi Ltd. (x)	16,746	325,868
LendLease Group	87,283	1,113,477
Link Administration Holdings Ltd.	73,026	480,899
Lynas Corp. Ltd.*	81,832	139,192
Macquarie Atlas Roads Group	89,398	438,745
Macquarie Group Ltd.	47,200	3,669,154
Magellan Financial Group Ltd.	20,831	438,191
Mantra Group Ltd.	43,143	131,283
Mayne Pharma Group Ltd. (x)*	201,861	109,464
McMillan Shakespeare Ltd.	11,566	156,302

See Notes to Financial Statements.

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PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

	Number of Shares	Value (Note 1)

Medibank Pvt Ltd.	409,992	$1,052,459
Metcash Ltd.	143,976	350,492
Mineral Resources Ltd.	23,368	385,443
Mirvac Group (REIT)	551,598	1,011,403
Monadelphous Group Ltd.	13,721	185,960
Myer Holdings Ltd. (x)	106,247	54,713
MYOB Group Ltd.	47,862	135,186
Nanosonics Ltd.*	37,442	80,923
National Australia Bank Ltd.	406,343	9,375,142
National Storage REIT (REIT)	73,151	87,612
Navitas Ltd. (x)	45,060	191,611
Newcrest Mining Ltd.	113,848	2,027,098
NEXTDC Ltd. (x)*	42,766	200,209
nib holdings Ltd.	67,838	357,811
Nine Entertainment Co. Holdings Ltd. (x)	108,372	129,795
Northern Star Resources Ltd.	89,203	424,564
Nufarm Ltd. (x)	33,111	225,797
Oil Search Ltd.	196,813	1,196,258
oOh!media Ltd.	22,457	78,849
Orica Ltd.	56,087	792,090
Origin Energy Ltd.*	262,163	1,926,886
Orocobre Ltd.*	29,931	162,775
Orora Ltd.	180,187	476,603
OZ Minerals Ltd.	44,936	321,162
Pact Group Holdings Ltd.	28,541	126,489
Perpetual Ltd.	7,135	269,168
Pilbara Minerals Ltd. (x)*	213,626	185,850
Platinum Asset Management Ltd. (x)	31,901	191,908
Premier Investments Ltd. (x)	14,297	165,655
Primary Health Care Ltd. (x)	60,896	172,001
Qantas Airways Ltd.	262,613	1,032,715
QBE Insurance Group Ltd.	203,570	1,696,363
Qube Holdings Ltd. (x)	203,041	410,315
Ramsay Health Care Ltd.	19,287	1,055,214
REA Group Ltd.	7,291	436,047
Regis Resources Ltd.	72,882	244,525
Resolute Mining Ltd.	108,276	96,310
Retail Food Group Ltd. (x)	23,047	44,417
Sandfire Resources NL	23,318	125,720
Santos Ltd.*	262,077	1,114,446
Saracen Mineral Holdings Ltd.*	110,799	146,102
Scentre Group (REIT)	794,086	2,596,064
SEEK Ltd.	52,299	775,728
Seven Group Holdings Ltd.	16,322	194,977
Seven West Media Ltd.	125,738	60,336
Shopping Centres Australasia Property Group (REIT)	106,103	192,893
Sigma Healthcare Ltd.	155,950	120,463
Sirtex Medical Ltd. (x)	8,529	109,937
Sonic Healthcare Ltd.	62,709	1,118,510
South32 Ltd.	778,221	2,119,152
Southern Cross Media Group Ltd.	110,823	102,467
Spark Infrastructure Group	250,599	490,780
SpeedCast International Ltd.	29,639	123,954
St Barbara Ltd.	76,460	227,893
Star Entertainment Grp Ltd. (The)	122,444	580,865
Steadfast Group Ltd.	109,173	240,214

Stockland (REIT)	363,086	1,269,174
Suncorp Group Ltd.	193,294	2,090,332
Super Retail Group Ltd.	20,899	134,691
Sydney Airport	335,793	1,847,117
Syrah Resources Ltd. (x)*	42,237	148,629
Tabcorp Holdings Ltd. (x)	280,112	1,219,550
Tassal Group Ltd. (x)	25,121	73,698
Technology One Ltd.	33,255	128,698
Telstra Corp. Ltd.	1,773,813	5,023,984
TPG Telecom Ltd. (x)	50,543	259,096
Transurban Group	331,900	3,218,935
Treasury Wine Estates Ltd.	108,375	1,349,571
Vicinity Centres (REIT)	479,264	1,017,132
Virgin Australia International Holdings Pty Ltd.(r)*	190,064	—
Viva Energy REIT (REIT)	62,774	110,693
Vocus Group Ltd. (x)	90,637	214,280
Washington H Soul Pattinson & Co. Ltd.	17,440	242,215
Webjet Ltd.	17,189	139,884
Wesfarmers Ltd.	169,106	5,860,995
Western Areas Ltd. (x)	39,115	98,883
Westfield Corp. (REIT)	285,109	2,111,110
Westpac Banking Corp.	506,165	12,381,219
Whitehaven Coal Ltd.	101,407	352,888
WiseTech Global Ltd.	16,472	181,860
Woodside Petroleum Ltd.	125,646	3,243,007
Woolworths Group Ltd.	194,596	4,145,055
WorleyParsons Ltd.*	30,524	341,765

		186,963,709

Belgium (1.1%)
Anheuser-Busch InBev SA	184,680	20,636,518

Chile (0.0%)
Antofagasta plc	60,263	817,709

Finland (0.4%)
Nokia OYJ	1,453,323	6,790,239

France (14.1%)
Air Liquide SA (x)	107,585	13,560,470
Airbus SE	143,632	14,303,959
BNP Paribas SA	418,955	31,292,026
Cie de Saint-Gobain	139,525	7,697,469
Danone SA	160,387	13,461,202
Engie SA	465,758	8,010,968
Essilor International Cie Generale d’Optique SA	54,392	7,501,895
L’Oreal SA	60,720	13,474,512
LVMH Moet Hennessy Louis Vuitton SE	67,593	19,902,298
Orange SA	498,584	8,659,321
Safran SA	89,308	9,205,789
Sanofi	286,203	24,673,338
Schneider Electric SE*	139,216	11,836,335
Societe Generale SA	293,796	15,175,604
TOTAL SA	636,591	35,169,802
Unibail-Rodamco SE (REIT)	24,869	6,266,205
Vinci SA	139,050	14,206,353
Vivendi SA (x)	255,186	6,864,666

		261,262,212

See Notes to Financial Statements.

1088

EQ ADVISORS TRUST

EQ/INTERNATIONAL EQUITY INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

	Number of Shares	Value (Note 1)

Germany (13.0%)
adidas AG	45,570	$9,139,288
Allianz SE (Registered)	111,939	25,720,366
BASF SE	228,715	25,175,629
Bayer AG (Registered)	205,923	25,695,978
Bayerische Motoren Werke AG	80,350	8,371,102
Daimler AG (Registered)	248,184	21,083,077
Deutsche Bank AG (Registered)	463,707	8,832,514
Deutsche Post AG (Registered)	238,991	11,398,445
Deutsche Telekom AG (Registered)	813,137	14,434,630
E.ON SE	548,107	5,958,932
Fresenius SE & Co. KGaA	102,005	7,963,963
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen (Registered)	38,605	8,372,378
SAP SE	248,496	27,862,858
Siemens AG (Registered)	211,663	29,497,901
TUI AG	75,703	1,574,040
Volkswagen AG (Preference) (q)	45,587	9,104,409

		240,185,510

Ireland (0.9%)
CRH plc (Irish Stock Exchange)	208,276	7,485,753
CRH plc (London Stock Exchange)	145,533	5,220,776
James Hardie Industries plc (CHDI)	66,321	1,170,516
Paddy Power Betfair plc	14,380	1,713,388
Smurfit Kappa Group plc	41,268	1,396,850

		16,987,283

Italy (1.9%)
Enel SpA	1,934,189	11,905,379
Eni SpA	630,763	10,444,129
Intesa Sanpaolo SpA	3,585,994	11,918,354

		34,267,862

Japan (24.8%)
77 Bank Ltd. (The) (x)	6,800	171,758
ABC-Mart, Inc.	3,700	212,461
Acom Co. Ltd.*	43,220	182,201
Adastria Co. Ltd.	3,880	78,478
ADEKA Corp.	11,400	200,834
Advantest Corp.	14,500	269,088
Aeon Co. Ltd.	77,401	1,306,904
Aeon Delight Co. Ltd.	2,800	104,868
AEON Financial Service Co. Ltd.	15,900	370,283
Aeon Mall Co. Ltd.	15,320	299,670
Ai Holdings Corp.	4,238	102,419
Aica Kogyo Co. Ltd.	6,000	222,853
Aichi Bank Ltd. (The)	1,720	81,669
Aichi Steel Corp.	2,010	80,632
Aiful Corp. (x)*	33,078	113,612
Ain Holdings, Inc.	2,920	174,410
Air Water, Inc.	21,000	443,204
Aisan Industry Co. Ltd.	7,700	90,411

Aisin Seiki Co. Ltd.	16,614	933,362
Ajinomoto Co., Inc.	51,000	960,027
Alfresa Holdings Corp.	25,600	601,404
Alpen Co. Ltd.	4,000	86,230
Alpine Electronics, Inc.	4,962	102,741
Alps Electric Co. Ltd.	19,900	568,698
Amada Holdings Co. Ltd.	36,000	490,118
Amano Corp.	9,930	259,718
ANA Holdings, Inc.	38,430	1,605,073
Anritsu Corp.	16,419	185,647
AOKI Holdings, Inc.	6,358	93,444
Aoyama Trading Co. Ltd.	5,200	194,293
Aozora Bank Ltd.	13,400	521,491
Aplus Financial Co. Ltd.*	68,412	66,788
Arcs Co. Ltd.	3,958	92,315
Ariake Japan Co. Ltd.	1,887	161,109
Asahi Glass Co. Ltd.	21,000	909,519
Asahi Group Holdings Ltd.	42,010	2,084,188
Asahi Kasei Corp.	133,760	1,725,495
Asatsu-DK, Inc. (x)	3,600	116,139
Asics Corp. (x)	22,000	350,672
ASKUL Corp.	2,274	64,481
Astellas Pharma, Inc.	210,797	2,688,398
Autobacs Seven Co. Ltd.	12,300	236,012
Avex, Inc.	5,735	81,692
Awa Bank Ltd. (The) (x)	17,000	108,480
Azbil Corp.	6,270	272,113
Bandai Namco Holdings, Inc.	23,500	768,560
Bank of Iwate Ltd. (The)	2,466	98,268
Bank of Kyoto Ltd. (The)	7,170	373,534
Bank of Okinawa Ltd. (The)	1,300	52,958
Benesse Holdings, Inc.	8,700	306,923
Bic Camera, Inc.	10,045	144,869
BML, Inc.	4,072	101,371
Bridgestone Corp.	71,749	3,335,445
Brother Industries Ltd.	25,801	636,581
Calbee, Inc. (x)	10,696	347,911
Canon Electronics, Inc.	2,833	61,927
Canon Marketing Japan, Inc. (x)	6,200	167,553
Canon, Inc.	109,287	4,073,711
Capcom Co. Ltd. (x)	6,158	195,384
Casio Computer Co. Ltd. (x)	17,200	247,448
Central Glass Co. Ltd.	4,979	105,877
Central Japan Railway Co.	18,287	3,275,187
Chiba Bank Ltd. (The)	78,338	652,150
Chiyoda Co. Ltd.	3,062	82,342
Chiyoda Corp. (x)	19,333	142,413
Chofu Seisakusho Co. Ltd.	3,200	73,869
Chubu Electric Power Co., Inc.	62,588	777,941
Chudenko Corp.	4,078	118,712
Chugai Pharmaceutical Co. Ltd.	21,700	1,111,240
Chugai Ro Co. Ltd.	1,930	42,394
Chugoku Bank Ltd. (The)	14,402	192,623
Chugoku Electric Power Co., Inc. (The)	27,820	299,002
Ci:z Holdings Co. Ltd.	2,716	138,602
Citizen Watch Co. Ltd.	35,300	259,091
CKD Corp.	7,859	177,024
Clarion Co. Ltd.	27,306	101,542
Cleanup Corp.	10,500	82,844
Coca-Cola Bottlers Japan, Inc.	14,253	520,533

See Notes to Financial Statements.

1089

EQ ADVISORS TRUST

EQ/INTERNATIONAL EQUITY INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

	Number of Shares	Value (Note 1)

cocokara fine, Inc.	2,255	$145,697
COLOPL, Inc.	6,958	75,585
Colowide Co. Ltd.	5,764	116,533
COMSYS Holdings Corp.	10,500	304,260
Concordia Financial Group Ltd.	131,896	796,000
CONEXIO Corp.	5,153	107,016
Cookpad, Inc. (x)	4,896	26,376
Cosel Co. Ltd.	4,700	77,211
Cosmo Energy Holdings Co. Ltd.	8,000	302,108
Cosmos Pharmaceutical Corp.	1,165	243,288
Create Restaurants Holdings, Inc.	5,567	65,663
Create SD Holdings Co. Ltd.	4,072	109,321
Credit Saison Co. Ltd.	20,400	371,156
CyberAgent, Inc.	12,286	479,773
Dai Nippon Printing Co. Ltd.	26,727	596,095
Daicel Corp.	29,000	329,958
Daido Steel Co. Ltd.	3,899	240,151
Daifuku Co. Ltd.	10,448	569,343
Daihen Corp.	12,123	114,909
Dai-ichi Life Holdings, Inc.	113,945	2,350,195
Daiichi Sankyo Co. Ltd.	58,083	1,513,998
Daiichikosho Co. Ltd.	3,822	190,634
Daikin Industries Ltd.	27,543	3,259,693
Daikyo, Inc.	3,724	72,183
Daio Paper Corp. (x)	10,000	132,239
Daiseki Co. Ltd.	4,700	130,770
Daito Trust Construction Co. Ltd.	8,145	1,660,807
Daiwa House Industry Co. Ltd.	66,778	2,564,441
Daiwa Securities Group, Inc.	172,405	1,081,634
DCM Holdings Co. Ltd. (x)	11,800	109,962
DeNA Co. Ltd. (x)	9,759	201,200
Denka Co. Ltd.	9,600	384,682
Denki Kogyo Co. Ltd.	2,900	82,232
Denso Corp.	45,315	2,719,905
Dentsu, Inc.	23,800	1,008,609
Descente Ltd.	7,164	123,792
DIC Corp.	8,900	336,490
Digital Garage, Inc. (x)	5,718	151,127
Dip Corp.	4,020	103,894
Disco Corp.	2,500	556,246
DMG Mori Co. Ltd.	11,229	232,304
Don Quijote Holdings Co. Ltd.	13,000	679,565
Doutor Nichires Holdings Co. Ltd.	5,300	130,907
Dowa Holdings Co. Ltd.	5,600	228,622
DTS Corp.	3,646	118,756
Duskin Co. Ltd.	5,723	151,005
Eagle Industry Co. Ltd.	5,758	107,725
Earth Chemical Co. Ltd.	1,929	97,242
East Japan Railway Co.	36,680	3,579,291
Ebara Corp.	8,388	319,738
EDION Corp. (x)	10,327	120,249
Eisai Co. Ltd.	24,446	1,392,017
Eizo Corp.	3,000	141,380
Elecom Co. Ltd.	4,239	97,853
Electric Power Development Co. Ltd.	17,100	460,604
euglena Co. Ltd. (x)*	9,207	86,125

Exedy Corp.	3,400	105,161
Ezaki Glico Co. Ltd.	6,500	324,207
FamilyMart UNY Holdings Co. Ltd.	6,428	450,687
Fancl Corp.	4,959	146,558
FANUC Corp.	19,408	4,661,020
Fast Retailing Co. Ltd.	3,291	1,311,727
FCC Co. Ltd.	4,261	112,051
FP Corp.	845	45,372
Fuji Co. Ltd.	3,400	73,296
Fuji Electric Co. Ltd.	67,000	504,841
Fuji Kyuko Co. Ltd.	4,337	124,904
Fuji Media Holdings, Inc.	27,600	434,055
Fuji Oil Holdings, Inc. (x)	7,100	207,628
Fuji Seal International, Inc.	4,611	150,801
Fuji Soft, Inc.	4,161	133,684
FUJIFILM Holdings Corp.	42,668	1,743,831
Fujikura Ltd.	31,520	278,064
Fujitsu General Ltd.	7,720	169,508
Fujitsu Ltd.	210,007	1,496,096
Fukuoka Financial Group, Inc.	82,000	460,670
Fukushima Industries Corp.	2,775	122,526
Fukuyama Transporting Co. Ltd. (x)	3,412	129,000
Funai Soken Holdings, Inc.	4,713	105,575
Furukawa Electric Co. Ltd.	7,000	345,418
Futaba Industrial Co. Ltd.	9,500	88,445
Fuyo General Lease Co. Ltd.	2,579	170,980
Glory Ltd.	8,900	336,095
GMO internet, Inc. (x)	7,656	130,256
Gree, Inc.	16,216	101,894
GS Yuasa Corp.	39,506	196,697
GungHo Online Entertainment, Inc. (x)*	39,210	107,878
Gunma Bank Ltd. (The)	54,000	326,852
Gunze Ltd.	2,400	137,386
Gurunavi, Inc.	3,627	43,070
H2O Retailing Corp.	9,500	198,895
Hachijuni Bank Ltd. (The)	43,000	246,914
Hakuhodo DY Holdings, Inc.	27,115	352,068
Hamamatsu Photonics KK	17,760	597,385
Hankyu Hanshin Holdings, Inc.	26,044	1,047,076
Hanwa Co. Ltd.	4,266	197,256
Haseko Corp.	32,800	509,721
Hazama Ando Corp.	16,538	129,457
Heiwa Corp.	6,300	118,312
Heiwado Co. Ltd.	4,499	93,554
Hikari Tsushin, Inc.	2,400	345,063
Hino Motors Ltd.	32,439	420,332
Hirata Corp.	966	99,879
Hirose Electric Co. Ltd.	3,720	543,762
Hiroshima Bank Ltd. (The)	36,500	317,786
HIS Co. Ltd.	3,292	119,351
Hisamitsu Pharmaceutical Co., Inc.	7,000	424,318
Hitachi Capital Corp.	5,540	139,391
Hitachi Chemical Co. Ltd.	10,500	269,687
Hitachi Construction Machinery Co. Ltd.	9,800	356,166
Hitachi High-Technologies Corp.	7,100	299,312

See Notes to Financial Statements.

1090

EQ ADVISORS TRUST

EQ/INTERNATIONAL EQUITY INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

	Number of Shares	Value (Note 1)

Hitachi Kokusai Electric, Inc.	3,483	$96,136
Hitachi Ltd.	487,443	3,797,881
Hitachi Metals Ltd.	26,990	387,573
Hitachi Transport System Ltd.	4,900	127,724
Hitachi Zosen Corp.	19,500	102,627
Hokkaido Electric Power Co., Inc.*	25,319	166,733
Hokkoku Bank Ltd. (The)	2,622	104,368
Hokuetsu Kishu Paper Co. Ltd.	13,526	80,790
Hokuhoku Financial Group, Inc.	17,700	276,791
Hokuriku Electric Power Co.	21,919	176,441
Hokuto Corp.	3,600	65,530
Honda Motor Co. Ltd.	180,641	6,191,573
Horiba Ltd.	5,500	331,440
Hoshizaki Corp.	6,100	540,839
House Foods Group, Inc.	8,400	278,820
Hoya Corp.	42,600	2,127,826
Hulic Co. Ltd.	44,679	502,007
Hyakujushi Bank Ltd. (The)	29,000	96,259
Ibiden Co. Ltd.	13,900	208,114
Ichibanya Co. Ltd.	2,631	106,011
Ichigo, Inc.	32,460	123,012
Icom, Inc.	2,600	60,872
Idemitsu Kosan Co. Ltd.	17,145	688,539
IDOM, Inc.	8,751	62,133
IHI Corp.	18,300	609,053
Iida Group Holdings Co. Ltd.	20,786	392,015
Inaba Denki Sangyo Co. Ltd.	3,031	141,496
Inabata & Co. Ltd.	8,308	126,012
Inageya Co. Ltd.	6,500	108,742
Infomart Corp.	16,904	100,966
Information Services International-Dentsu Ltd.	4,770	108,121
Inpex Corp.	110,579	1,382,790
Internet Initiative Japan, Inc.	3,198	58,440
Iseki & Co. Ltd.	4,100	103,451
Isetan Mitsukoshi Holdings Ltd.	45,600	565,371
Isuzu Motors Ltd.	58,167	974,139
Ito En Ltd.	9,000	354,648
ITOCHU Corp.	145,840	2,722,001
Itochu Techno-Solutions Corp.	5,600	243,035
Itoham Yonekyu Holdings, Inc. (x)	15,000	137,253
Iwatani Corp.	5,397	173,873
Iyo Bank Ltd. (The)	24,000	192,341
Izumi Co. Ltd.	5,300	330,206
J Front Retailing Co. Ltd.	29,000	546,412
Jafco Co. Ltd.	3,600	208,635
Japan Airlines Co. Ltd.	37,014	1,448,038
Japan Airport Terminal Co. Ltd.	7,200	267,104
Japan Aviation Electronics Industry Ltd.	6,944	117,526
Japan Cash Machine Co. Ltd.	6,102	61,575
Japan Display, Inc. (x)*	45,302	91,669
Japan Exchange Group, Inc.	63,035	1,097,064
Japan Lifeline Co. Ltd.	5,782	120,900
Japan Petroleum Exploration Co. Ltd.	5,700	151,157
Japan Post Bank Co. Ltd.	55,127	717,740
Japan Post Holdings Co. Ltd.	114,158	1,309,005

Japan Post Insurance Co. Ltd. (x)	6,712	158,038
Japan Pulp & Paper Co. Ltd.	2,010	77,153
Japan Steel Works Ltd. (The)	6,516	209,634
Japan Tobacco, Inc.	127,365	4,104,392
JFE Holdings, Inc.	53,377	1,281,901
JGC Corp.	24,000	464,131
JINS, Inc.	1,913	100,850
JSR Corp.	23,500	462,596
JTEKT Corp.	25,700	441,582
Juroku Bank Ltd. (The)	3,200	94,289
JVC Kenwood Corp.*	19,300	66,289
JXTG Holdings, Inc.	320,383	2,067,171
kabu.com Securities Co. Ltd.	29,820	93,159
Kadokawa Dwango Corp.*	6,440	79,503
Kagome Co. Ltd. (x)	8,701	323,174
Kajima Corp.	100,000	962,059
Kakaku.com, Inc.	17,876	302,230
Kaken Pharmaceutical Co. Ltd.	4,500	232,438
Kamigumi Co. Ltd.	13,000	287,633
Kanagawa Chuo Kotsu Co. Ltd.	2,940	95,239
Kandenko Co. Ltd.	6,000	63,155
Kaneka Corp.	31,000	283,106
Kanematsu Corp.	10,196	140,984
Kanematsu Electronics Ltd.	3,625	108,742
Kansai Electric Power Co., Inc. (The)	87,066	1,066,351
Kansai Paint Co. Ltd.	22,338	580,481
Kansai Urban Banking Corp.	8,100	105,604
Kao Corp.	49,615	3,354,930
Kappa Create Co. Ltd.*	5,800	65,837
Katakura Industries Co. Ltd.	7,200	98,279
Kawasaki Heavy Industries Ltd.	17,700	621,287
Kawasaki Kisen Kaisha Ltd. (x)*	10,000	254,626
KDDI Corp.	178,378	4,439,859
Keihan Holdings Co. Ltd.	10,400	306,439
Keihin Corp.	5,700	116,049
Keikyu Corp.	29,499	566,810
Keio Corp.	12,200	536,508
Keisei Electric Railway Co. Ltd.	16,500	530,109
Keiyo Bank Ltd. (The)	11,865	54,336
Kenedix, Inc.	26,600	162,893
Kewpie Corp.	13,000	346,705
Key Coffee, Inc.	4,000	77,249
Keyence Corp.	9,809	5,494,955
KH Neochem Co. Ltd.	3,269	83,701
Kikkoman Corp.	16,371	662,541
Kinden Corp.	15,000	244,686
Kinki Sharyo Co. Ltd. (The)*	1,340	37,818
Kintetsu Department Store Co. Ltd.*	2,816	103,093
Kintetsu Group Holdings Co. Ltd.	20,700	793,645
Kintetsu World Express, Inc.	5,800	120,247
Kirin Holdings Co. Ltd.	96,843	2,441,380
Kissei Pharmaceutical Co. Ltd.	480	13,611
Kitz Corp.	13,022	100,894
Kiyo Bank Ltd. (The)	12,600	209,674
Koa Corp.	5,800	119,835
Kobayashi Pharmaceutical Co. Ltd.	7,000	454,759

See Notes to Financial Statements.

1091

EQ ADVISORS TRUST

EQ/INTERNATIONAL EQUITY INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

	Number of Shares	Value (Note 1)

Kobe Bussan Co. Ltd.	2,731	$104,708
Kobe Steel Ltd.	45,200	419,206
Koei Tecmo Holdings Co. Ltd.	5,786	116,927
Koito Manufacturing Co. Ltd.	13,000	913,779
Kokuyo Co. Ltd.	14,200	263,773
Komatsu Ltd.	98,021	3,547,634
Komori Corp.	7,900	111,199
Konami Holdings Corp.	9,200	506,235
Konica Minolta, Inc.	54,000	519,512
Konoike Transport Co. Ltd.	7,461	132,235
Kose Corp.	4,100	640,062
Kotobuki Spirits Co. Ltd.	1,339	74,630
K’s Holdings Corp. (x)	8,900	228,197
Kubota Corp.	112,861	2,213,147
Kumagai Gumi Co. Ltd.	3,271	91,446
Kumiai Chemical Industry Co. Ltd.	9,350	62,983
Kurabo Industries Ltd.	39,100	127,008
Kuraray Co. Ltd.	36,000	679,263
Kureha Corp.	2,400	174,236
Kurita Water Industries Ltd.	12,196	396,160
Kuroda Electric Co. Ltd.	4,875	117,294
KYB Corp.	1,923	112,470
Kyocera Corp.	32,950	2,156,116
Kyoei Steel Ltd.	5,000	95,452
Kyoritsu Maintenance Co. Ltd.	2,670	107,937
Kyowa Exeo Corp.	9,800	253,708
Kyowa Hakko Kirin Co. Ltd.	30,000	580,164
Kyudenko Corp. (x)	3,588	173,549
Kyushu Electric Power Co., Inc.	42,390	444,310
Kyushu Financial Group, Inc.	34,349	207,908
Kyushu Railway Co.	16,232	503,491
Lasertec Corp.	4,407	111,314
Lawson, Inc.	5,088	338,222
Leopalace21 Corp.	22,700	176,483
Life Corp.	3,100	83,639
LIFULL Co. Ltd. (x)	13,216	118,231
LINE Corp.*	5,727	233,553
Link And Motivation, Inc. (x)	14,231	116,197
Lintec Corp.	4,900	136,769
Lion Corp.	27,000	511,604
LIXIL Group Corp.	33,200	898,691
M3, Inc.	20,869	734,374
Mabuchi Motor Co. Ltd.	6,900	374,165
Maeda Corp.	15,009	207,002
Maeda Road Construction Co. Ltd.	10,000	229,421
Makino Milling Machine Co. Ltd.	12,377	125,335
Makita Corp.	27,730	1,165,312
Mandom Corp.	4,216	138,257
Marubeni Corp.	165,297	1,197,239
Maruha Nichiro Corp. (x)	5,013	151,269
Marui Group Co. Ltd.	19,261	352,655
Maruichi Steel Tube Ltd.	7,800	228,445
Maruzen Showa Unyu Co. Ltd.	22,000	98,797
Marvelous, Inc. (x)	7,616	70,296
Matsuda Sangyo Co. Ltd.	4,000	65,853
Matsui Securities Co. Ltd.	8,604	72,620
Matsumotokiyoshi Holdings Co. Ltd.	7,600	312,971

Matsuya Co. Ltd.	7,173	98,802
Max Co. Ltd.	6,000	85,946
Maxell Holdings Ltd.	5,700	121,765
Mazda Motor Corp.	66,800	896,101
Mebuki Financial Group, Inc.	104,665	443,090
Medipal Holdings Corp.	23,000	450,508
Megmilk Snow Brand Co. Ltd.	4,964	146,926
Meidensha Corp.	22,000	90,987
MEIJI Holdings Co. Ltd.	14,000	1,191,569
Meitec Corp.	2,601	136,658
Mie Bank Ltd. (The)	2,610	58,674
Minato Bank Ltd. (The)	5,510	103,574
Minebea Mitsumi, Inc.	36,938	774,657
Miraca Holdings, Inc.	6,996	299,585
Mirait Holdings Corp.	9,786	145,650
MISUMI Group, Inc.	24,300	707,380
Mitsubishi Chemical Holdings Corp.	149,500	1,640,619
Mitsubishi Corp.	141,152	3,899,766
Mitsubishi Electric Corp.	204,223	3,392,086
Mitsubishi Estate Co. Ltd.	152,957	2,660,712
Mitsubishi Gas Chemical Co., Inc.	19,000	545,507
Mitsubishi Heavy Industries Ltd.	34,400	1,285,325
Mitsubishi Logistics Corp. (x)	9,000	233,637
Mitsubishi Materials Corp.	14,300	508,924
Mitsubishi Motors Corp.	75,000	541,824
Mitsubishi Pencil Co. Ltd.	3,972	87,002
Mitsubishi Research Institute, Inc.	3,100	108,675
Mitsubishi Shokuhin Co. Ltd.	3,000	87,996
Mitsubishi Tanabe Pharma Corp.	29,000	600,204
Mitsubishi UFJ Financial Group, Inc.	1,398,883	10,259,924
Mitsubishi UFJ Lease & Finance Co. Ltd.	61,180	364,338
Mitsui & Co. Ltd.	170,868	2,778,169
Mitsui Chemicals, Inc.	19,000	611,271
Mitsui Fudosan Co. Ltd.	100,582	2,254,001
Mitsui Home Co. Ltd.	13,400	92,762
Mitsui Mining & Smelting Co. Ltd.	5,900	345,072
Mitsui OSK Lines Ltd.	10,794	360,199
Miura Co. Ltd. (x)	11,508	309,467
Miyoshi Oil & Fat Co. Ltd.	8,754	115,218
Mizuho Financial Group, Inc.	2,678,272	4,863,319
Mizuno Corp.	3,160	92,970
MonotaRO Co. Ltd.	8,044	257,008
Morinaga & Co. Ltd. (x)	4,247	215,224
Morinaga Milk Industry Co. Ltd.	4,400	199,157
MOS Food Services, Inc.	2,959	90,339
MS&AD Insurance Group Holdings, Inc.	52,667	1,782,755
Murata Manufacturing Co. Ltd.	21,822	2,928,322
Musashi Seimitsu Industry Co. Ltd.	3,100	99,046
Musashino Bank Ltd. (The)	3,300	110,268
Nabtesco Corp.	11,042	423,354
Nachi-Fujikoshi Corp.	21,834	146,497

See Notes to Financial Statements.

1092

EQ ADVISORS TRUST

EQ/INTERNATIONAL EQUITY INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

	Number of Shares	Value (Note 1)

Nagase & Co. Ltd.	18,000	$324,615
Nagoya Railroad Co. Ltd.	16,800	423,001
Nankai Electric Railway Co. Ltd.	9,800	242,836
Nanto Bank Ltd. (The)	2,146	57,709
NEC Corp.	25,860	697,709
NEC Networks & System Integration Corp.	5,358	140,994
NET One Systems Co. Ltd.	5,110	78,549
Nexon Co. Ltd.*	24,571	715,269
NGK Insulators Ltd.	29,000	547,699
NGK Spark Plug Co. Ltd.	22,000	534,795
NH Foods Ltd.	19,000	463,386
NHK Spring Co. Ltd.	25,000	275,128
Nichias Corp.	10,974	146,190
Nichiha Corp.	3,077	129,033
Nichi-iko Pharmaceutical Co. Ltd. (x)	6,713	103,607
Nichirei Corp.	13,000	359,396
Nidec Corp.	24,576	3,448,383
Nifco, Inc.	4,400	300,297
Nihon Kohden Corp.	11,800	273,858
Nihon M&A Center, Inc.	7,974	380,034
Nihon Parkerizing Co. Ltd. (x)	12,170	205,327
Nikkon Holdings Co. Ltd.	9,000	253,605
Nikon Corp.	35,600	717,213
Nintendo Co. Ltd.	12,362	4,519,111
Nippo Corp. (x)	5,398	126,333
Nippon Carbon Co. Ltd.	2,250	101,242
Nippon Chemi-Con Corp.	3,503	109,124
Nippon Densetsu Kogyo Co. Ltd.	4,990	108,192
Nippon Electric Glass Co. Ltd.	10,800	412,159
Nippon Express Co. Ltd.	8,200	545,090
Nippon Flour Mills Co. Ltd.	7,000	107,353
Nippon Gas Co. Ltd.	3,695	134,289
Nippon Kayaku Co. Ltd.	15,000	222,587
Nippon Light Metal Holdings Co. Ltd.	52,529	149,650
Nippon Paint Holdings Co. Ltd. (x)	18,000	569,514
Nippon Paper Industries Co. Ltd.	9,600	182,500
Nippon Sharyo Ltd.*	14,000	42,121
Nippon Sheet Glass Co. Ltd.*	13,390	121,689
Nippon Shinyaku Co. Ltd.	6,000	447,837
Nippon Shokubai Co. Ltd.	4,000	270,158
Nippon Signal Co. Ltd. (x)	8,900	94,786
Nippon Soda Co. Ltd.	20,724	138,313
Nippon Steel & Sumikin Bussan Corp.	2,026	122,989
Nippon Steel & Sumitomo Metal Corp.	90,386	2,319,112
Nippon Suisan Kaisha Ltd. (x)	32,900	171,982
Nippon Telegraph & Telephone Corp.	141,637	6,663,570
Nippon Television Holdings, Inc.	21,070	361,280
Nippon Thompson Co. Ltd.	11,000	87,961
Nippon Yusen KK*	16,174	394,607
Nipro Corp.	13,900	206,264

Nishimatsu Construction Co. Ltd.	5,822	163,280
Nishi-Nippon Financial Holdings, Inc.	14,600	174,928
Nishi-Nippon Railroad Co. Ltd.	5,600	151,089
Nishio Rent All Co. Ltd.	3,304	107,323
Nissan Chemical Industries Ltd.	14,000	558,509
Nissan Motor Co. Ltd.	245,880	2,451,708
Nissan Shatai Co. Ltd.	10,000	102,241
Nissha Co. Ltd. (x)	4,478	130,356
Nisshin Oillio Group Ltd. (The)	2,383	72,225
Nisshin Seifun Group, Inc.	28,825	582,256
Nisshinbo Holdings, Inc.	17,990	243,805
Nissin Electric Co. Ltd.	7,460	86,799
Nissin Foods Holdings Co. Ltd.	8,900	650,073
Nissin Kogyo Co. Ltd.	4,986	98,813
Nitori Holdings Co. Ltd.	7,982	1,138,059
Nitta Corp.	1,728	66,559
Nitto Boseki Co. Ltd.	4,062	117,164
Nitto Denko Corp.	15,239	1,353,826
Nitto Kogyo Corp.	5,056	81,174
Noevir Holdings Co. Ltd.	1,525	113,148
NOF Corp.	10,510	282,163
Nohmi Bosai Ltd.	6,606	120,482
NOK Corp.	11,800	275,534
Nomura Co. Ltd.	5,619	128,363
Nomura Holdings, Inc.	363,568	2,146,076
Nomura Real Estate Holdings, Inc.	15,900	356,454
Nomura Research Institute Ltd.	13,392	622,801
Noritake Co. Ltd.	1,990	100,847
Noritz Corp.	4,795	94,049
NS Solutions Corp.	4,600	125,946
NS United Kaiun Kaisha Ltd.	2,870	69,919
NSK Ltd.	41,441	652,464
NTN Corp.	53,000	262,942
NTT Data Corp.	64,130	762,104
NTT DOCOMO, Inc.	146,939	3,470,199
NTT Urban Development Corp.	15,400	178,226
Obara Group, Inc.	1,415	97,075
Obayashi Corp.	68,200	825,603
OBIC Business Consultants Co. Ltd.	1,350	78,718
Obic Co. Ltd.	6,315	464,062
Odakyu Electric Railway Co. Ltd.	30,375	649,689
Ogaki Kyoritsu Bank Ltd. (The)	2,800	70,798
Ohsho Food Service Corp.	2,130	101,892
Oiles Corp.	4,560	91,261
Oita Bank Ltd. (The)	2,100	81,633
Oji Holdings Corp.	100,000	665,631
Okamoto Industries, Inc.	9,900	100,516
Okasan Securities Group, Inc.	11,848	73,396
Oki Electric Industry Co. Ltd.	10,824	151,877
OKUMA Corp.	2,354	156,481
Okumura Corp.	5,000	205,902
Olympus Corp.	30,055	1,152,319
Omron Corp.	21,577	1,286,864
Ono Pharmaceutical Co. Ltd.	51,468	1,199,512
Onward Holdings Co. Ltd.	15,000	129,931
Open House Co. Ltd.	2,323	124,938

See Notes to Financial Statements.

1093

EQ ADVISORS TRUST

EQ/INTERNATIONAL EQUITY INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

	Number of Shares	Value (Note 1)

Oracle Corp. Japan	3,300	$273,548
Orient Corp.	62,637	100,064
Oriental Land Co. Ltd.	22,567	2,056,917
ORIX Corp.	134,337	2,270,644
Osaka Gas Co. Ltd.	41,800	805,023
Osaka Steel Co. Ltd.	5,300	110,962
OSG Corp.	9,700	210,055
Otsuka Corp.	5,800	444,748
Otsuka Holdings Co. Ltd.	43,479	1,909,333
Outsourcing, Inc.	7,426	135,372
Pacific Metals Co. Ltd.*	3,016	83,781
PALTAC Corp.	2,773	126,499
Panasonic Corp.	235,544	3,448,235
Parco Co. Ltd.	8,506	117,314
Paris Miki Holdings, Inc.	29,907	126,078
Park24 Co. Ltd.	10,900	260,903
Penta-Ocean Construction Co. Ltd.	29,322	218,598
PeptiDream, Inc.*	7,600	260,359
Persol Holdings Co. Ltd.	18,066	452,792
Pigeon Corp.	12,261	466,827
Pilot Corp.	4,200	202,778
Plenus Co. Ltd.	1,943	42,386
Pola Orbis Holdings, Inc.	10,992	385,830
Rakuten, Inc.	102,443	938,739
Recruit Holdings Co. Ltd.	150,551	3,741,227
Relo Group, Inc.	8,730	237,862
Renesas Electronics Corp.*	8,900	103,712
Rengo Co. Ltd.	21,000	153,388
Resona Holdings, Inc.	216,321	1,292,262
Resorttrust, Inc.	10,200	231,837
Ricoh Co. Ltd.	71,000	659,747
Ricoh Leasing Co. Ltd.	2,500	86,532
Riken Corp.	1,600	90,455
Riken Vitamin Co. Ltd.	961	38,295
Rinnai Corp.	3,700	334,946
Riso Kagaku Corp.	3,360	63,905
Rohm Co. Ltd.	9,812	1,086,787
Rohto Pharmaceutical Co. Ltd.	15,000	400,710
Ryobi Ltd.	3,740	106,217
Ryohin Keikaku Co. Ltd.	2,738	852,929
S Foods, Inc.	2,831	128,642
Saizeriya Co. Ltd.	3,745	125,304
Sakai Chemical Industry Co. Ltd.	2,820	75,584
Sakata Seed Corp.	2,341	81,236
San-A Co. Ltd.	1,826	88,322
San-Ai Oil Co. Ltd.	9,477	138,023
Sanden Holdings Corp.*	3,640	73,075
Sangetsu Corp.	11,200	206,456
Sankyo Co. Ltd.	7,700	242,259
Sankyu, Inc.	4,962	214,246
Sanoh Industrial Co. Ltd.	7,800	62,649
Sanrio Co. Ltd. (x)	6,400	107,126
Santen Pharmaceutical Co. Ltd.	37,822	594,478
Sanwa Holdings Corp.	21,000	289,257
Sanyo Chemical Industries Ltd. (x)	1,880	98,442
Sapporo Holdings Ltd.	10,400	318,438
Sato Holdings Corp.	1,598	48,575
Sawai Pharmaceutical Co. Ltd.	4,400	196,814

SBI Holdings, Inc.	22,295	466,182
SCREEN Holdings Co. Ltd.	3,799	310,866
SCSK Corp.	6,300	290,748
Secom Co. Ltd.	20,709	1,563,536
Sega Sammy Holdings, Inc.	20,371	252,750
Seibu Holdings, Inc.	28,367	536,499
Seikagaku Corp.	3,988	59,462
Seiko Epson Corp.	31,500	743,364
Seiko Holdings Corp.	4,175	121,535
Seino Holdings Co. Ltd.	16,000	254,182
Sekisui Chemical Co. Ltd.	44,430	891,952
Sekisui House Ltd.	72,000	1,300,697
Sekisui Jushi Corp.	5,913	120,595
Senko Group Holdings Co. Ltd.	13,947	100,758
Senshu Ikeda Holdings, Inc.	60	222
Seven & i Holdings Co. Ltd.	83,853	3,485,100
Seven Bank Ltd.	99,354	340,365
Shibuya Corp.	3,450	142,991
Shikoku Chemicals Corp.	6,427	104,212
Shikoku Electric Power Co., Inc. (x)	20,885	227,617
Shima Seiki Manufacturing Ltd.	2,819	178,134
Shimachu Co. Ltd.	6,100	175,678
Shimadzu Corp.	28,000	636,663
Shimamura Co. Ltd.	2,500	275,128
Shimano, Inc.	8,197	1,153,073
Shimizu Corp.	69,580	718,803
Shimojima Co. Ltd.	5,300	59,221
Shinagawa Refractories Co. Ltd.	2,170	65,095
Shin-Etsu Chemical Co. Ltd.	35,618	3,619,491
Shin-Etsu Polymer Co. Ltd.	11,000	124,375
Shinko Electric Industries Co. Ltd.	8,500	68,951
Shinmaywa Industries Ltd.	10,523	100,304
Shinsei Bank Ltd.	22,800	394,384
Shionogi & Co. Ltd.	29,100	1,574,641
Ship Healthcare Holdings, Inc.	4,518	149,765
Shiseido Co. Ltd.	37,818	1,827,884
Shizuoka Bank Ltd. (The)	55,000	568,183
SHO-BOND Holdings Co. Ltd. (x)	2,306	164,342
Shochiku Co. Ltd.	1,900	324,269
Showa Denko KK	14,151	604,722
Showa Shell Sekiyu KK	19,100	259,357
Siix Corp.	2,915	125,086
Sintokogio Ltd.	7,500	95,851
SKY Perfect JSAT Holdings, Inc. (x)	25,557	117,039
Skylark Co. Ltd. (x)	12,740	181,249
SMC Corp.	6,369	2,621,648
SMK Corp.	16,209	91,493
SMS Co. Ltd. (x)	3,854	121,426
SoftBank Group Corp.	88,780	7,028,335
Sohgo Security Services Co. Ltd.	8,100	440,674
Sojitz Corp.	154,100	473,207
Sompo Holdings, Inc.	39,505	1,530,063
Sony Corp.	133,408	6,018,308
Sony Financial Holdings, Inc.	16,550	293,178
Sotetsu Holdings, Inc.	10,000	262,791
Square Enix Holdings Co. Ltd.	10,400	494,733
St Marc Holdings Co. Ltd.	2,948	81,369

See Notes to Financial Statements.

1094

EQ ADVISORS TRUST

EQ/INTERNATIONAL EQUITY INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

	Number of Shares	Value (Note 1)

Stanley Electric Co. Ltd.	16,900	$686,199
Star Micronics Co. Ltd.	6,600	113,988
Start Today Co. Ltd.	20,007	608,156
Subaru Corp.	65,000	2,066,962
Sugi Holdings Co. Ltd.	5,000	255,159
SUMCO Corp.	21,300	545,945
Sumitomo Bakelite Co. Ltd.	19,000	159,858
Sumitomo Chemical Co. Ltd.	158,000	1,135,833
Sumitomo Corp.	124,162	2,110,231
Sumitomo Dainippon Pharma Co. Ltd. (x)	15,798	234,709
Sumitomo Electric Industries Ltd.	73,897	1,249,379
Sumitomo Forestry Co. Ltd.	17,200	307,745
Sumitomo Heavy Industries Ltd.	13,200	558,811
Sumitomo Metal Mining Co. Ltd.	27,495	1,263,538
Sumitomo Mitsui Construction Co. Ltd.	15,803	88,219
Sumitomo Mitsui Financial Group, Inc.	149,205	6,446,239
Sumitomo Mitsui Trust Holdings, Inc.	39,602	1,572,130
Sumitomo Osaka Cement Co. Ltd.	44,000	212,043
Sumitomo Realty & Development Co. Ltd.	49,967	1,642,137
Sumitomo Riko Co. Ltd.	2,218	23,740
Sumitomo Rubber Industries Ltd.	23,600	439,011
Sumitomo Seika Chemicals Co. Ltd.	1,759	97,727
Sumitomo Warehouse Co. Ltd. (The)	17,000	123,115
Sundrug Co. Ltd.	9,200	427,850
Suntory Beverage & Food Ltd.	17,124	761,404
Suruga Bank Ltd.	20,000	429,022
Sushiro Global Holdings Ltd.*	3,262	130,712
Suzuken Co. Ltd.	11,220	461,546
Suzuki Motor Corp.	41,224	2,390,571
Sysmex Corp.	16,476	1,297,023
T Hasegawa Co. Ltd.	3,525	73,519
T RAD Co. Ltd.	1,720	61,213
T&D Holdings, Inc.	62,298	1,065,438
Tadano Ltd.	11,167	185,431
Taihei Dengyo Kaisha Ltd.	4,300	111,092
Taiheiyo Cement Corp.	12,822	553,619
Taisei Corp.	23,129	1,151,575
Taisho Pharmaceutical Holdings Co. Ltd.	5,305	423,741
Taiyo Holdings Co. Ltd.	2,648	117,976
Taiyo Nippon Sanso Corp.	18,000	251,928
Taiyo Yuden Co. Ltd. (x)	10,000	155,846
Takara Bio, Inc.	8,604	120,193
Takara Holdings, Inc.	18,000	210,233
Takara Standard Co. Ltd.	5,000	80,763
Takasago Thermal Engineering Co. Ltd.	6,413	117,531
Takashimaya Co. Ltd.	33,000	347,353
Takeda Pharmaceutical Co. Ltd.	75,221	4,273,260
Takeuchi Manufacturing Co. Ltd.	4,365	103,706

Taki Chemical Co. Ltd.	99	5,052
Tamron Co. Ltd.	2,969	63,820
TDK Corp.	10,682	852,285
TechnoPro Holdings, Inc.	3,425	186,031
Teijin Ltd.	19,600	436,619
Terumo Corp.	31,300	1,483,399
T-Gaia Corp. (x)	5,937	137,946
THK Co. Ltd.	12,731	477,942
TIS, Inc.	9,100	317,803
TKC Corp.	3,466	126,889
Toagosei Co. Ltd.	17,000	216,508
Tobu Railway Co. Ltd.	21,356	689,912
TOC Co. Ltd.	5,823	49,767
Toda Corp. (x)	32,000	256,738
Toei Co. Ltd.	540	54,587
Toho Bank Ltd. (The)	26,176	91,996
Toho Co. Ltd.	16,200	561,447
Toho Gas Co. Ltd.	10,000	274,240
Toho Holdings Co. Ltd.	9,200	208,046
Tohoku Electric Power Co., Inc.	52,524	671,729
Tokai Carbon Co. Ltd.	15,000	185,711
TOKAI Holdings Corp.	14,430	122,689
Tokai Rika Co. Ltd.	5,427	114,248
Tokai Tokyo Financial Holdings, Inc.	34,000	219,374
Token Corp.	853	100,838
Tokio Marine Holdings, Inc.	75,888	3,462,527
Tokuyama Corp.	7,400	241,030
Tokyo Broadcasting System Holdings, Inc.	11,930	297,946
Tokyo Century Corp.	4,800	233,024
Tokyo Dome Corp.	10,261	103,817
Tokyo Electric Power Co. Holdings, Inc.*	161,128	637,791
Tokyo Electron Ltd.	13,700	2,480,408
Tokyo Gas Co. Ltd.	43,772	1,001,696
Tokyo Ohka Kogyo Co. Ltd. (x)	5,100	220,204
Tokyo Seimitsu Co. Ltd.	5,489	217,270
Tokyo Steel Manufacturing Co. Ltd.	14,700	132,029
Tokyo Tatemono Co. Ltd.	27,500	371,467
Tokyo TY Financial Group, Inc.	3,104	89,945
Tokyotokeiba Co. Ltd.	2,059	77,938
Tokyu Construction Co. Ltd.	9,825	95,743
Tokyu Corp.	56,000	893,614
Tokyu Fudosan Holdings Corp.	57,534	416,155
Tomy Co. Ltd.	9,500	129,168
Topcon Corp.	10,341	223,661
Toppan Forms Co. Ltd.	7,000	79,272
Toppan Printing Co. Ltd.	63,000	569,754
Topre Corp.	4,434	125,730
Toray Industries, Inc.	162,000	1,527,624
Toshiba Plant Systems & Services Corp.	6,000	111,933
Toshiba TEC Corp.	17,000	107,122
Tosho Co. Ltd.	4,370	141,174
Tosoh Corp.	31,500	714,009
Totetsu Kogyo Co. Ltd.	3,407	113,088
TOTO Ltd.	16,000	944,309
Toyo Engineering Corp.	2,900	33,459
Toyo Ink SC Holdings Co. Ltd.	12,000	71,036

See Notes to Financial Statements.

1095

EQ ADVISORS TRUST

EQ/INTERNATIONAL EQUITY INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

	Number of Shares	Value (Note 1)

Toyo Kohan Co. Ltd.	17,415	$75,425
Toyo Seikan Group Holdings Ltd.	18,400	295,576
Toyo Suisan Kaisha Ltd.	12,000	512,802
Toyo Tire & Rubber Co. Ltd. (x)	11,244	232,314
Toyobo Co. Ltd.	12,100	219,824
Toyoda Gosei Co. Ltd.	9,300	236,637
Toyota Boshoku Corp.	5,878	123,064
Toyota Industries Corp.	16,529	1,062,081
Toyota Motor Corp.	242,967	15,553,769
Toyota Tsusho Corp.	24,800	998,163
TPR Co. Ltd.	3,163	104,848
Transcosmos, Inc.	4,218	107,851
Trend Micro, Inc.	10,700	606,816
Trusco Nakayama Corp.	4,185	122,012
TS Tech Co. Ltd.	5,200	213,907
TSI Holdings Co. Ltd.	12,000	88,396
Tsubaki Nakashima Co. Ltd.	5,755	137,139
Tsubakimoto Chain Co.	12,965	104,710
Tsumura & Co.	9,200	305,782
Tsuruha Holdings, Inc.	3,954	537,611
Tsutsumi Jewelry Co. Ltd.	5,505	107,388
TV Asahi Holdings Corp.	5,715	114,934
Tv Tokyo Holdings Corp.	4,700	101,779
UACJ Corp.	3,496	91,375
Ube Industries Ltd.	14,100	414,835
Ulvac, Inc.	4,000	252,052
Unicharm Corp.	42,564	1,106,645
Unipres Corp.	4,100	110,437
United Arrows Ltd.	2,708	109,954
United Super Markets Holdings, Inc.	9,129	92,688
Unitika Ltd.*	7,780	57,172
Ushio, Inc.	19,600	280,236
USS Co. Ltd.	23,835	504,729
V Technology Co. Ltd.	668	108,255
Wacoal Holdings Corp. (x)	5,909	186,697
Wacom Co. Ltd.	21,153	114,518
Wakita & Co. Ltd.	9,405	115,439
Welcia Holdings Co. Ltd.	6,180	267,110
West Japan Railway Co.	18,205	1,329,244
Wowow, Inc.	2,656	78,260
Xebio Holdings Co. Ltd.	5,148	98,003
Yahoo Japan Corp. (x)	159,503	731,866
Yakult Honsha Co. Ltd.	12,369	933,095
Yamada Denki Co. Ltd. (x)	66,870	368,549
Yamagata Bank Ltd. (The)	4,200	91,697
Yamaguchi Financial Group, Inc.	23,000	273,326
Yamaha Corp.	15,000	553,805
Yamaha Motor Co. Ltd.	28,700	941,172
Yamanashi Chuo Bank Ltd. (The)	8,464	36,958
Yamato Holdings Co. Ltd.	38,400	772,771
Yamato Kogyo Co. Ltd. (x)	4,300	124,983
Yamazaki Baking Co. Ltd.	19,340	377,102
Yaoko Co. Ltd.	2,359	115,150
Yaskawa Electric Corp.	23,533	1,036,977
Yodogawa Steel Works Ltd.	4,000	123,896
Yokogawa Electric Corp.	23,500	450,082

Yokohama Rubber Co. Ltd. (The)	14,820	363,414
Yoshinoya Holdings Co. Ltd. (x)	7,900	134,126
Zenkoku Hosho Co. Ltd.	5,062	217,665
Zensho Holdings Co. Ltd. (x)	9,793	168,352
Zeon Corp.	22,000	318,456
Zeria Pharmaceutical Co. Ltd.	5,906	113,009

		459,911,868

Jersey (0.1%)
Randgold Resources Ltd.	16,234	1,624,149

Mexico (0.0%)
Fresnillo plc	32,106	619,442

Netherlands (5.3%)
ASML Holding NV	96,740	16,848,067
ING Groep NV	967,522	17,790,505
Koninklijke Ahold Delhaize NV	303,012	6,666,036
Koninklijke Philips NV	234,300	8,866,678
Royal Dutch Shell plc, Class A	791,849	26,514,050
Royal Dutch Shell plc, Class B	652,656	22,104,487

		98,789,823

New Zealand (0.1%)
a2 Milk Co. Ltd.*	107,249	616,729
Chorus Ltd.	24,821	73,593
Fisher & Paykel Healthcare Corp. Ltd.	23,040	230,824
Fletcher Building Ltd. (x)	24,112	129,812
SKYCITY Entertainment Group Ltd.	36,221	105,133
Spark New Zealand Ltd.	32,723	84,256
Trade Me Group Ltd.	37,084	127,603

		1,367,950

South Africa (0.1%)
Mediclinic International plc (x)	68,092	597,114
Mondi plc	63,806	1,663,511

		2,260,625

Spain (3.9%)
Banco Bilbao Vizcaya Argentaria SA	1,660,407	14,168,806
Banco Santander SA	3,994,351	26,258,776
Iberdrola SA	1,441,328	11,171,778
Industria de Diseno Textil SA	276,756	9,644,848
Telefonica SA	1,158,127	11,290,326

		72,534,534

Switzerland (0.8%)
Coca-Cola HBC AG*	33,942	1,109,008
Ferguson plc	44,059	3,170,618
Glencore plc*	2,028,897	10,683,329

		14,962,955

United Arab Emirates (0.0%)
NMC Health plc	13,956	543,612

United Kingdom (21.3%)
3i Group plc	165,780	2,044,667

See Notes to Financial Statements.

1096

EQ ADVISORS TRUST

EQ/INTERNATIONAL EQUITY INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

	Number of Shares	Value (Note 1)

Admiral Group plc	35,051	$947,429
Anglo American plc (x)	171,862	3,595,452
Ashtead Group plc	86,507	2,326,605
Associated British Foods plc	60,529	2,304,595
AstraZeneca plc	220,514	15,246,598
Aviva plc	696,498	4,763,008
BAE Systems plc	554,095	4,286,678
Barclays plc	2,956,136	8,106,182
Barratt Developments plc	174,262	1,523,437
Berkeley Group Holdings plc	21,884	1,240,074
BP plc	3,354,690	23,674,832
British American Tobacco plc	398,137	26,973,991
British Land Co. plc (The) (REIT)	174,713	1,631,171
BT Group plc	1,458,059	5,348,682
Bunzl plc	58,408	1,633,970
Burberry Group plc	73,733	1,783,947
Centrica plc	973,496	1,804,624
Compass Group plc	275,009	5,940,854
Croda International plc	22,081	1,318,912
CYBG plc (CHDI)*	102,368	462,462
DCC plc	15,478	1,560,007
Diageo plc	430,236	15,829,065
Direct Line Insurance Group plc	239,617	1,234,872
DS Smith plc	172,761	1,207,086
easyJet plc	43,049	850,915
Experian plc	161,630	3,570,157
G4S plc	269,518	971,585
GKN plc	298,736	1,288,263
GlaxoSmithKline plc	841,378	15,023,421
Halma plc	65,879	1,120,726
Hammerson plc (REIT)	138,104	1,019,942
Hargreaves Lansdown plc	45,749	1,113,060
HSBC Holdings plc	3,493,237	36,170,024
Imperial Brands plc	166,205	7,104,557
Informa plc	142,915	1,393,147
InterContinental Hotels Group plc	33,056	2,106,116
International Consolidated Airlines Group SA	285,626	2,510,503
Intertek Group plc	28,093	1,968,555
ITV plc	648,677	1,449,468
J Sainsbury plc (x)	280,437	914,018
Janus Henderson Group plc (CHDI) (x)	10,415	399,814
Johnson Matthey plc	33,068	1,372,888
Just Eat plc*	99,913	1,053,550
Kingfisher plc	377,521	1,721,290
Land Securities Group plc (REIT)	124,044	1,688,178
Legal & General Group plc	1,029,793	3,799,895
Lloyds Banking Group plc	12,421,980	11,414,707
London Stock Exchange Group plc	54,442	2,788,039
Marks & Spencer Group plc (x)	282,945	1,202,593
Micro Focus International plc	74,498	2,537,721
National Grid plc	590,136	6,972,553
Next plc	24,402	1,490,823
Old Mutual plc	827,251	2,587,887
Pearson plc	140,989	1,401,022
Persimmon plc	53,461	1,976,298

Prudential plc	450,130	11,580,543
Reckitt Benckiser Group plc	108,371	10,123,680
RELX plc	184,867	4,340,512
Rentokil Initial plc	320,136	1,374,496
Rio Tinto Ltd.	61,510	3,638,363
Rio Tinto plc	206,982	11,016,185
Rolls-Royce Holdings plc*	285,913	3,269,635
Rolls-Royce Holdings plc (Preference) (q)(r)*	13,366,542	18,047
Royal Bank of Scotland Group plc*	561,092	2,106,012
RSA Insurance Group plc	177,354	1,514,550
Sage Group plc (The)	188,263	2,028,383
Schroders plc	19,440	922,841
Segro plc (REIT)	173,591	1,375,775
Severn Trent plc	41,105	1,199,865
Sky plc*	179,902	2,458,094
Smith & Nephew plc	152,389	2,650,034
Smiths Group plc	68,883	1,385,735
SSE plc	177,699	3,166,948
St James’s Place plc	90,711	1,501,524
Standard Chartered plc*	469,124	4,941,058
Standard Life Aberdeen plc	471,751	2,780,856
Taylor Wimpey plc	565,416	1,575,650
Tesco plc	1,421,466	4,015,910
Unilever NV (CVA)	388,650	21,896,135
Unilever plc	201,163	11,204,867
United Utilities Group plc	118,789	1,330,377
Vodafone Group plc	4,638,933	14,718,650
Whitbread plc	31,897	1,722,629
Wm Morrison Supermarkets plc (x)	375,100	1,113,664
Worldpay Group plc(m)	332,044	1,909,797
WPP plc	213,141	3,859,027

		394,510,757

United States (0.6%)
Carnival plc	31,261	2,064,768
Iron Mountain, Inc. (CHDI) (REIT) (x)	4,523	171,195
News Corp. (CHDI), Class B (x)	7,104	119,616
Reliance Worldwide Corp. Ltd. (x)	70,385	214,180
ResMed, Inc. (CHDI)	84,399	723,717
Shire plc	154,953	8,159,182
Sims Metal Management Ltd.	23,834	293,266

		11,745,924

Total Common Stocks (98.5%) (Cost $1,504,418,919)		1,826,782,681

CLOSED END FUND:
United Kingdom (0.1%)
Scottish Mortgage Investment Trust plc (Cost $1,101,129)	243,083	1,473,611

See Notes to Financial Statements.

1097

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PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

	Principal Amount	Value (Note 1)

SHORT-TERM INVESTMENTS:
Repurchase Agreements (0.8%)
Bank of Nova Scotia (The), 1.39%, dated 12/29/17, due 1/2/18, repurchase price $2,000,309, collateralized by various U.S. Government Treasury Securities, ranging from 0.000%-3.750%, maturing 1/11/18-2/15/47; total market value $2,041,678. (xx)	$2,000,000	$2,000,000
Citigroup Global Markets Ltd., 1.40%, dated 12/29/17, due 1/2/18, repurchase price $800,124, collateralized by various Foreign Government Agency Securities, ranging from 1.625%-2.500%, maturing 3/16/21-7/29/25, U.S. Government Treasury Securities, ranging from 0.875%-7.250%, maturing from 8/15/20-2/15/47; total market value $816,000. (xx)	800,000	800,000
Citigroup Global Markets, Inc., 1.60%, dated 12/29/17, due 1/2/18, repurchase price $1,500,267, collateralized by various Common Stocks; total market value $1,650,001. (xx)	1,500,000	1,500,000
Deutsche Bank AG, 1.81%, dated 12/29/17, due 1/2/18, repurchase price $700,141, collateralized by various Common Stocks, U.S. Government Treasury Securities, ranging from 1.875%-2.250%, maturing 4/30/22-8/15/46; total market value $778,555. (xx)	700,000	700,000
Deutsche Bank AG, 1.81%, dated 12/29/17, due 1/2/18, repurchase price $900,181, collateralized by various Common Stocks, U.S. Government Treasury Securities, ranging from 1.875%-2.250%, maturing 4/30/22-8/15/46; total market value $1,000,999. (xx)	900,000	900,000
Deutsche Bank AG, 1.81%, dated 12/29/17, due 1/2/18, repurchase price $500,101, collateralized by various Common Stocks, U.S. Government Treasury Securities, ranging from 1.875%-2.250%, maturing 4/30/22-8/15/46; total market value $556,111. (xx)	500,000	500,000

Deutsche Bank AG, 1.81%, dated 12/29/17, due 1/2/18, repurchase price $600,121, collateralized by various Common Stocks, U.S. Government Treasury Securities, ranging from 1.875%-2.250%, maturing 4/30/22-8/15/46; total market value $667,333. (xx)	600,000	600,000
Deutsche Bank AG, 1.55%, dated 12/29/17, due 1/2/18, repurchase price $900,155, collateralized by various Corporate Bonds, ranging from 1.750%-1.875%, maturing 9/5/19-4/14/22, Foreign Government Agency Securities, ranging from 1.875%-2.000%, maturing 3/15/19-5/2/25; total market value $918,001. (xx)	900,000	900,000
Macquarie Bank Ltd., 1.42%, dated 12/29/17, due 1/2/18, repurchase price $1,000,158, collateralized by various U.S. Government Treasury Securities, ranging from 0.000%-3.750%, maturing 1/4/18-11/15/47; total market value $1,020,450. (xx)	1,000,000	1,000,000
NBC Global Finance Ltd., 1.59%, dated 12/29/17, due 1/2/18, repurchase price $900,159, collateralized by various Common Stocks; total market value $1,001,184. (xx)	900,000	900,000
NBC Global Finance Ltd., 1.59%, dated 12/29/17, due 1/2/18, repurchase price $1,100,194, collateralized by various Common Stocks; total market value $1,223,669. (xx)	1,100,000	1,100,000
NBC Global Finance Ltd., 1.59%, dated 12/29/17, due 1/2/18, repurchase price $1,000,177, collateralized by various Common Stocks; total market value $1,112,427. (xx)	1,000,000	1,000,000
RBS Securities, Inc., 1.37%, dated 12/29/17, due 1/2/18, repurchase price $236,743, collateralized by various U.S. Government Treasury Securities, ranging from 1.750%-1.875%, maturing 2/28/22-9/30/22; total market value $241,442. (xx)	236,707	236,707

See Notes to Financial Statements.

1098

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PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

	Principal Amount	Value (Note 1)

Societe Generale SA, 1.32%, dated 12/29/17, due 1/5/18, repurchase price $3,000,770, collateralized by various U.S. Government Treasury Securities, ranging from 0.000%-8.125%, maturing 2/28/19-2/15/44; total market value $3,060,000. (xx)	$3,000,000	$3,000,000

Total Repurchase Agreements		15,136,707

Total Short-Term Investments (0.8%) (Cost $15,136,707)		15,136,707

Total Investments in Securities (99.4%) (Cost $1,520,656,755)		1,843,392,999
Other Assets Less Liabilities (0.6%)		10,488,045

Net Assets (100%)		$1,853,881,044

*	Non-income producing.
(m)	Regulation S is an exemption for securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. Resale restrictions may apply for purposes of the Securities Act of 1933. At December 31, 2017, the market value of these securities amounted to $1,909,797 or 0.1% of net assets.
(q)	Preference Shares are a special type of equity investment that shares in the earnings of the company, has limited voting rights, and receives a greater dividend than applicable Common Shares.
(r)	Value determined using significant unobservable inputs.
(x)	All or a portion of security is on loan at December 31, 2017.
(xx)	At December 31, 2017, the Portfolio had loaned securities with a total value of $15,927,374. This was secured by cash collateral of $15,136,707 which was subsequently invested in joint repurchase agreements with a total value of $15,136,707, as detailed in the Notes to the Financial Statements, for which the Portfolio has a proportionate interest as reported in the Portfolio of Investments as Repurchase Agreements, and $1,603,009 collateralized by various U.S. Government Treasury Securities, ranging from 0.000% - 6.625%, maturing 1/31/18 - 2/15/46.

Glossary:

AUD	— Australian Dollar
CHDI	— Clearing House Electronic Subregister System
(CHESS)	Depository Interest
CVA	— Dutch Certification
EUR	— European Currency Unit
GBP	— British Pound
JPY	— Japanese Yen
REIT	— Real Estate Investment Trust

Sector Weightings as of December 31, 2017	Market Value	% of Net Assets
Financials	$383,190,615	20.7%
Industrials	249,918,689	13.5
Consumer Discretionary	222,810,308	12.0
Consumer Staples	210,363,278	11.3
Materials	162,333,751	8.8
Health Care	160,671,106	8.7
Energy	132,597,528	7.1
Information Technology	119,620,968	6.4
Telecommunication Services	81,832,735	4.4
Utilities	62,545,374	3.4
Real Estate	40,898,329	2.2
Repurchase Agreements	15,136,707	0.8
Closed End Fund	1,473,611	0.1
Cash and Other	10,488,045	0.6

		100.0%

Futures contracts outstanding as of December 31, 2017 (Note 1):

Description	Number of Contracts	Expiration Date	Trading Currency	Notional Amount ($)	Value and Unrealized Appreciation (Depreciation) ($)
Long Contracts
EURO STOXX 50 Index	224	3/2018	EUR	9,388,011	(245,737)
FTSE 100 Index	47	3/2018	GBP	4,846,849	119,853
SPI 200 Index	15	3/2018	AUD	1,761,414	(686)
TOPIX Index	24	3/2018	JPY	3,870,246	33,561

					(93,009)

See Notes to Financial Statements.

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PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2017:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Closed End Fund	$—	$1,473,611	$—	$1,473,611
Common Stocks
Consumer Discretionary	—	222,810,308	—	222,810,308
Consumer Staples	—	210,363,278	—	210,363,278
Energy	—	132,597,528	—	132,597,528
Financials	—	383,190,615	—	383,190,615
Health Care	—	160,671,106	—	160,671,106
Industrials	—	249,900,642	18,047	249,918,689
Information Technology	—	119,620,968	—	119,620,968
Materials	—	162,333,751	—	162,333,751
Real Estate	—	40,898,329	—	40,898,329
Telecommunication Services	—	81,832,735	—	81,832,735
Utilities	—	62,545,374	—	62,545,374
Futures	153,414	—	—	153,414
Short-Term Investments
Repurchase Agreements	—	15,136,707	—	15,136,707

Total Assets	$153,414	$1,843,374,952	$18,047	$1,843,546,413

Liabilities:
Futures	$(246,423)	$—	$—	$(246,423)

Total Liabilities	$(246,423)	$—	$—	$(246,423)

Total	$(93,009)	$1,843,374,952	$18,047	$1,843,299,990

There were no transfers between Levels 1, 2 or 3 during the year ended December 31, 2017.

Fair Values of Derivative Instruments as of December 31, 2017:

	Statement of Assets and Liabilities
Derivatives Not Accounted for as Hedging Instrument^	Asset Derivatives	Fair Value
Equity contracts	Receivables, Net assets – Unrealized appreciation	$153,414	*

	Liability Derivatives
Equity contracts	Payables, Net assets – Unrealized depreciation	$(246,423	)*

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Portfolio of Investments. Only variation margin is reported within the Statement of Assets & Liabilities.

See Notes to Financial Statements.

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PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2017:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instrument^	Futures
Equity contracts	$2,821,215

Amount of Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instrument^	Futures
Equity contracts	$(491,076)

^ This Portfolio held futures contracts as a substitute for investing in conventional securities.

The Portfolio held futures contracts with an average notional balance of approximately $17,574,000 during the year ended December 31, 2017.

Investment security transactions for the year ended December 31, 2017 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$97,948,930
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$174,935,788

As of December 31, 2017, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments in securities and derivative instruments, if applicable, for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$496,586,635
Aggregate gross unrealized depreciation	(190,261,300)

Net unrealized appreciation	$306,325,335

Federal income tax cost of investments in securities and derivative instruments, if applicable	$1,536,974,655

See Notes to Financial Statements.

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STATEMENT OF ASSETS AND LIABILITIES

December 31, 2017

ASSETS
Investments in Securities, at value (x):
Unaffiliated Issuers (Cost $1,505,520,048)	$1,828,256,292
Repurchase Agreements (Cost $15,136,707)	15,136,707
Cash	18,876,558
Foreign cash (Cost $60,152)	57,954
Cash held as collateral at broker	2,440,000
Dividends, interest and other receivables	5,488,388
Securities lending income receivable	54,263
Receivable from Separate Accounts for Portfolio shares sold	54,195
Other assets	7,491

Total assets	1,870,371,848

LIABILITIES
Payable for return of collateral on securities loaned	15,136,707
Investment management fees payable	624,469
Distribution fees payable – Class IB	193,996
Administrative fees payable	152,549
Distribution fees payable – Class IA	146,305
Payable to Separate Accounts for Portfolio shares redeemed	44,650
Due to broker for futures variation margin	9,813
Trustees’ fees payable	4,507
Accrued expenses	177,808

Total liabilities	16,490,804

NET ASSETS	$1,853,881,044

Net assets were comprised of:
Paid in capital	$1,569,604,056
Accumulated undistributed net investment income (loss)	(10,048,845)
Accumulated undistributed net realized gain (loss)	(28,544,753)
Net unrealized appreciation (depreciation)	322,870,586

Net assets	$1,853,881,044

Class IA
Net asset value, offering and redemption price per share, $691,901,691 / 68,828,838 shares outstanding (unlimited amount authorized: $0.01 par value)	$10.05

Class IB
Net asset value, offering and redemption price per share, $923,965,232 / 93,374,882 shares outstanding (unlimited amount authorized: $0.01 par value)	$9.90

Class K
Net asset value, offering and redemption price per share, $238,014,121 / 23,683,177 shares outstanding (unlimited amount authorized: $0.01 par value)	$10.05

(x)	Includes value of securities on loan of $15,927,374.

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2017

INVESTMENT INCOME
Dividends (net of $4,228,612 foreign withholding tax)	$55,033,846
Interest	48,901
Securities lending (net)	703,286

Total income	55,786,033

EXPENSES
Investment management fees	7,098,178
Distribution fees – Class IB	2,148,416
Administrative fees	1,741,944
Distribution fees – Class IA	1,640,646
Custodian fees	295,500
Printing and mailing expenses	150,365
Professional fees	124,946
Trustees’ fees	40,432
Miscellaneous	134,455

Total expenses	13,374,882

NET INVESTMENT INCOME (LOSS)	42,411,151

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Investments in securities	5,603,260
Futures contracts	2,821,215
Foreign currency transactions	391,285

Net realized gain (loss)	8,815,760

Change in unrealized appreciation (depreciation) on:
Investments in securities	316,452,149
Futures contracts	(491,076)
Foreign currency translations	594,607

Net change in unrealized appreciation (depreciation)	316,555,680

NET REALIZED AND UNREALIZED GAIN (LOSS)	325,371,440

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$367,782,591

See Notes to Financial Statements.

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STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2017	2016
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$42,411,151	$42,238,192
Net realized gain (loss)	8,815,760	(10,402,742)
Net change in unrealized appreciation (depreciation)	316,555,680	1,189,937

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	367,782,591	33,025,387

DIVIDENDS:
Dividends from net investment income
Class IA	(17,318,830)	(15,697,325)
Class IB	(23,231,384)	(20,756,726)
Class K	(6,420,307)	(7,236,068)

TOTAL DIVIDENDS	(46,970,521)	(43,690,119)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 4,689,796 and 2,213,297 shares, respectively ]	42,255,402	18,100,814
Capital shares issued in reinvestment of dividends [ 1,746,680 and 1,889,449 shares, respectively ]	17,318,830	15,697,325
Capital shares repurchased [ (7,475,952) and (6,680,814) shares, respectively ]	(70,563,161)	(54,990,189)

Total Class IA transactions	(10,988,929)	(21,192,050)

Class IB
Capital shares sold [ 7,586,917 and 5,957,922 shares, respectively ]	70,390,737	48,042,265
Capital shares issued in reinvestment of dividends [ 2,380,224 and 2,537,137 shares, respectively ]	23,231,384	20,756,726
Capital shares repurchased [ (10,479,960) and (12,992,978) shares, respectively ]	(97,368,117)	(104,883,610)

Total Class IB transactions	(3,745,996)	(36,084,619)

Class K
Capital shares sold [ 1,297,655 and 1,629,750 shares, respectively ]	12,047,395	12,976,235
Capital shares issued in reinvestment of dividends [ 647,757 and 871,474 shares, respectively ]	6,420,307	7,236,068
Capital shares repurchased [ (7,805,035) and (2,286,991) shares, respectively ]	(76,076,437)	(18,607,529)

Total Class K transactions	(57,608,735)	1,604,774

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	(72,343,660)	(55,671,895)

TOTAL INCREASE (DECREASE) IN NET ASSETS	248,468,410	(66,336,627)
NET ASSETS:
Beginning of year	1,605,412,634	1,671,749,261

End of year (a)	$1,853,881,044	$1,605,412,634

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$(10,048,845)	$(6,614,428)

See Notes to Financial Statements.

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FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class IA	2017	2016	2015	2014	2013
Net asset value, beginning of year	$8.37	$8.42	$8.82	$9.79	$8.24

Income (loss) from investment operations:
Net investment income (loss) (e)	0.22	0.22	0.22	0.30	0.20	##
Net realized and unrealized gain (loss)	1.72	(0.04)	(0.40)	(0.97)	1.56

Total from investment operations	1.94	0.18	(0.18)	(0.67)	1.76

Less distributions:
Dividends from net investment income	(0.26)	(0.23)	(0.22)	(0.30)	(0.21)

Net asset value, end of year	$10.05	$8.37	$8.42	$8.82	$9.79

Total return	23.16%	2.16%	(2.05)%	(6.90)%	21.43%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$691,902	$584,652	$609,682	$655,835	$750,077
Ratio of expenses to average net assets (f)	0.79%	0.79%	0.78%	0.79%	0.79%
Ratio of net investment income (loss) to average net assets (f)	2.35%	2.63%	2.39%	3.05%	2.18	%(aa)
Portfolio turnover rate^	6%	8%	6%	8%	9%

	Year Ended December 31,
Class IB	2017	2016	2015	2014	2013
Net asset value, beginning of year	$8.24	$8.29	$8.69	$9.64	$8.11

Income (loss) from investment operations:
Net investment income (loss) (e)	0.22	0.21	0.21	0.29	0.19	##
Net realized and unrealized gain (loss)	1.70	(0.03)	(0.40)	(0.95)	1.54

Total from investment operations	1.92	0.18	(0.19)	(0.66)	1.73

Less distributions:
Dividends from net investment income	(0.26)	(0.23)	(0.21)	(0.29)	(0.20)

Net asset value, end of year	$9.90	$8.24	$8.29	$8.69	$9.64

Total return	23.29%	2.15%	(2.12)%	(6.85)%	21.48%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$923,965	$773,661	$815,348	$803,688	$879,975
Ratio of expenses to average net assets (f)	0.79%	0.79%	0.78%	0.79%	0.79%
Ratio of net investment income (loss) to average net assets (f)	2.34%	2.63%	2.38%	3.04%	2.15	%(bb)
Portfolio turnover rate^	6%	8%	6%	8%	9%

See Notes to Financial Statements.

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FINANCIAL HIGHLIGHTS (Continued)

	Year Ended December 31,
Class K	2017	2016	2015	2014	2013
Net asset value, beginning of year	$8.36	$8.41	$8.82	$9.79	$8.24

Income (loss) from investment operations:
Net investment income (loss) (e)	0.25	0.24	0.25	0.32	0.22	##
Net realized and unrealized gain (loss)	1.72	(0.04)	(0.42)	(0.97)	1.56

Total from investment operations	1.97	0.20	(0.17)	(0.65)	1.78

Less distributions:
Dividends from net investment income	(0.28)	(0.25)	(0.24)	(0.32)	(0.23)

Net asset value, end of year	$10.05	$8.36	$8.41	$8.82	$9.79

Total return	23.59%	2.42%	(1.91)%	(6.65)%	21.73%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$238,014	$247,099	$246,719	$157,184	$142,652
Ratio of expenses to average net assets (f)	0.54%	0.54%	0.53%	0.54%	0.54%
Ratio of net investment income (loss) to average net assets (f)	2.67%	2.88%	2.71%	3.29%	2.43	%(cc)
Portfolio turnover rate^	6%	8%	6%	8%	9%
##	Includes income resulting from a special dividend. Without this dividend, the per share income amounts would be $0.16, $0.15 and $0.18 for Class IA, Class IB and K respectively.
^	Portfolio turnover rate excludes derivatives, if any.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.
(aa)	Includes income resulting from a special dividend. Without this dividend, the ratios for Class IA would be 1.75% for income.
(bb)	Includes income resulting from a special dividend. Without this dividend, the ratios for Class IB would be 1.72% for income.
(cc)	Includes income resulting from a special dividend. Without this dividend, the ratios for Class K would be 2.00% for income.

See Notes to Financial Statements.

1105

EQ/INVESCO COMSTOCK PORTFOLIO (Unaudited)

INVESTMENT MANAGER

➢	AXA Equitable Funds Management Group, LLC

INVESTMENT SUB-ADVISER

➢	Invesco Advisers, Inc.

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/17
	1 Year	5 Years	10 Years/ Since Incept.
Portfolio – Class IA Shares	18.01%	13.84%	7.66%
Portfolio – Class IB Shares	18.00	13.83	7.54
Portfolio – Class K Shares*	18.33	N/A	10.53
Russell 1000® Value Index	13.66	14.04	7.10
* Date of inception 10/29/13. Returns for periods greater than one year are annualized.

Past	performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned 18.00% for the year ended December 31, 2017. This compares to the Portfolio’s benchmark, the Russell 1000® Value Index, which returned 13.66% over the same period.

Portfolio Highlights

What helped performance during the year:

•

Stock selection and an overweight to financials was the largest contributor to relative performance. Notably, within banks, Citigroup, Inc. and Bank of America Corp. performed well for the period, outperforming the sector and benchmark. Within diversified financials, Ally Financial, Inc. and Morgan Stanley were top performers. These companies benefited from investor optimism about higher interest rates, improving economy and lower corporate tax rates. Financials also benefited when the Federal Reserve’s Comprehensive Capital Analysis and Review (CCAR) was better than expected, providing a favorable view of the financial strength of U.S. banks.

•

Strong stock selection and an overweight in the information technology sector also boosted the Portfolio’s relative performance for the period. Within hardware and equipment, NetApp Inc. and Cisco Systems Inc., within software and services, eBay, Inc., PayPal Holdings, Inc. and Microsoft Corp. and within semiconductors and equipment, Qualcomm Inc. were all large contributors to the Portfolio’s relative performance. NetApp’s stock rallied in November after reporting earnings that far exceeded expectations due to strong customer demand in cloud tools and flash storage devices.

•

Stock selection in energy stocks was also a large driver of performance, with Royal Dutch Shell plc being a top contributor to relative return. However, the largest drivers of relative returns were having no exposure to Exxon Mobile Corp., followed by not owning Schlumberger Holdings Corp. Energy stocks generally performed well towards the end of the period, as oil prices rose due to tighter U.S. supply, normalizing demand and political tensions in the Middle East.

•	Being materially underweight to the telecommunication services sector and having no exposure to real estate also helped relative performance.

•

Stock selection within industrials also contributed to relative performance. Notably, Caterpillar, Inc. was the largest contributor. Caterpillar reported consecutive quarters of improving revenue and profits and analysts upgraded the stock on projected strong demand for construction equipment. Being underweight General Electric Co. also helped, as the stock posted double-digit negative returns.

What hurt performance during the year:

•

Stock selection within consumer discretionary was also a detractor from relative performance. Strong gains in Carnival Cruise Lines were offset by poor performance from Advance Auto Parts. The stock price fell after missing earnings expectations and management projecting a drop in same-store-sales due to industry headwinds.

•

We used currency forward contracts during the reporting period for the purpose of hedging currency exposure of non-U.S.-based companies held in the Portfolio. Derivatives were used solely for the purpose of hedging and not for speculative purposes or leverage. The use of currency forward contracts had a negative impact on the Portfolio’s performance relative to the benchmark for the reporting period.

1106

EQ/INVESCO COMSTOCK PORTFOLIO (Unaudited)

Portfolio Positioning and Outlook — Invesco Advisers, Inc.

At year end, the Portfolio’s financials weighting was overweight to the benchmark, as we have a favorable view of large banks within Financials. We also are constructive on the long-term prospects for our energy holdings as we believe supply and demand for oil should balance over time. The Portfolio’s exposure in each sector has a higher beta than the benchmark. Therefore, the Portfolio may be more sensitive to broad moves within these sectors for the foreseeable future.

Sector Weightings as of December 31, 2017	% of Net Assets
Financials	33.3%
Energy	16.4
Health Care	12.3
Information Technology	10.9
Industrials	8.0
Consumer Discretionary	6.5
Consumer Staples	3.5
Materials	2.3
Investment Company	2.3
Telecommunication Services	0.7
Utilities	0.6
Closed End Fund	0.5
Cash and Other	2.7

100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees (in the case of Class IA and Class IB shares of the Portfolio), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2017 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/17	Ending Account Value 12/31/17	Expenses Paid During Period* 7/1/17 - 12/31/17
Class IA
Actual	$1,000.00	$1,138.38	$5.39
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.16	5.09
Class IB
Actual	1,000.00	1,138.29	5.39
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.16	5.09
Class K
Actual	1,000.00	1,139.91	4.05
Hypothetical (5% average annual return before expenses)	1,000.00	1,021.42	3.82

*  Expenses are equal to the Portfolio’s Class IA, Class IB and Class K shares annualized expense ratios of 1.00%, 1.00% and 0.75%, respectively, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

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EQ/INVESCO COMSTOCK PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2017

	Number of Shares	Value (Note 1)

COMMON STOCKS:
Consumer Discretionary (6.5%)
Automobiles (1.9%)
General Motors Co.	108,544	$4,449,219

Hotels, Restaurants & Leisure (1.6%)
Carnival Corp.	56,892	3,775,922

Media (2.3%)
CBS Corp. (Non-Voting), Class B	20,126	1,187,434
Charter Communications, Inc., Class A*	3,038	1,020,646
Comcast Corp., Class A	37,751	1,511,928
Twenty-First Century Fox, Inc., Class B	48,328	1,648,951

		5,368,959

Specialty Retail (0.7%)
Advance Auto Parts, Inc.	18,060	1,800,401

Total Consumer Discretionary		15,394,501

Consumer Staples (3.5%)
Food & Staples Retailing (1.9%)
CVS Health Corp.	22,661	1,642,922
Wal-Mart Stores, Inc.	27,693	2,734,684

		4,377,606

Food Products (1.2%)
Danone SA (London Stock Exchange)	12,151	1,022,452
Danone SA (Turquoise Stock Exchange)	21,380	1,794,413

		2,816,865

Household Products (0.4%)
Reckitt Benckiser Group plc	10,131	946,406

Total Consumer Staples		8,140,877

Energy (16.4%)
Energy Equipment & Services (1.0%)
Halliburton Co.	45,526	2,224,856

Oil, Gas & Consumable Fuels (15.4%)
Anadarko Petroleum Corp.	17,004	912,094
BP plc (ADR)	103,554	4,352,375
Canadian Natural Resources Ltd.	73,015	2,609,255
Chevron Corp.	36,686	4,592,720
Devon Energy Corp.	88,779	3,675,451
Hess Corp.	54,678	2,595,565
Marathon Oil Corp.	230,815	3,907,698
Occidental Petroleum Corp.	28,527	2,101,299
QEP Resources, Inc.*	107,282	1,026,689
Royal Dutch Shell plc (ADR), Class A	78,805	5,257,081
Suncor Energy, Inc.	144,129	5,292,417

		36,322,644

Total Energy		38,547,500

Financials (33.3%)
Banks (21.5%)
Bank of America Corp.	380,202	11,223,563
Citigroup, Inc.	182,495	13,579,453
Citizens Financial Group, Inc.	68,513	2,876,176

Fifth Third Bancorp	132,041	4,006,124
JPMorgan Chase & Co.	79,707	8,523,866
KeyCorp	47,412	956,300
PNC Financial Services Group, Inc. (The)	34,911	5,037,308
US Bancorp	6,201	332,250
Wells Fargo & Co.	68,495	4,155,592

		50,690,632

Capital Markets (5.9%)
Bank of New York Mellon Corp. (The)	62,915	3,388,602
Goldman Sachs Group, Inc. (The)	10,558	2,689,756
Morgan Stanley	91,879	4,820,891
State Street Corp.	30,770	3,003,460

		13,902,709

Consumer Finance (1.3%)
Ally Financial, Inc.	102,036	2,975,370

Insurance (4.6%)
Aflac, Inc.	15,038	1,320,036
Allstate Corp. (The)	26,061	2,728,847
American International Group, Inc.	51,733	3,082,252
MetLife, Inc.	71,663	3,623,281

		10,754,416

Total Financials		78,323,127

Health Care (12.3%)
Biotechnology (2.2%)
Biogen, Inc.*	7,076	2,254,201
Gilead Sciences, Inc.	22,161	1,587,614
Shire plc	23,796	1,252,999

		5,094,814

Health Care Equipment & Supplies (0.7%)
Medtronic plc	19,959	1,611,689

Health Care Providers & Services (3.3%)
Anthem, Inc.	15,547	3,498,231
Cardinal Health, Inc.	35,323	2,164,240
McKesson Corp.	13,451	2,097,683

		7,760,154

Pharmaceuticals (6.1%)
Merck & Co., Inc.	40,008	2,251,250
Mylan NV*	63,982	2,707,079
Novartis AG (ADR)	23,894	2,006,140
Pfizer, Inc.	120,210	4,354,006
Sanofi (ADR)	73,772	3,172,196

		14,490,671

Total Health Care		28,957,328

Industrials (8.0%)
Aerospace & Defense (1.9%)
Arconic, Inc.	68,958	1,879,105
Textron, Inc.	46,949	2,656,844

		4,535,949

Building Products (1.5%)
Johnson Controls International plc	92,329	3,518,658

See Notes to Financial Statements.

1108

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EQ/INVESCO COMSTOCK PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

	Number of Shares	Value (Note 1)

Electrical Equipment (2.3%)
Eaton Corp. plc	46,964	$3,710,626
Emerson Electric Co.	23,739	1,654,371

		5,364,997

Industrial Conglomerates (0.6%)
General Electric Co.	83,357	1,454,580

Machinery (1.7%)
Caterpillar, Inc.	17,243	2,717,152
Ingersoll-Rand plc	14,955	1,333,836

		4,050,988

Total Industrials		18,925,172

Information Technology (10.9%)
Communications Equipment (2.8%)
Cisco Systems, Inc.	172,044	6,589,285

Internet Software & Services (1.2%)
eBay, Inc.*	75,433	2,846,841

IT Services (1.4%)
Cognizant Technology Solutions Corp., Class A	21,589	1,533,251
PayPal Holdings, Inc.*	23,803	1,752,377

		3,285,628

Semiconductors & Semiconductor Equipment (3.2%)
Intel Corp.	83,964	3,875,778
QUALCOMM, Inc.	56,275	3,602,726

		7,478,504

Software (1.6%)
Microsoft Corp.	42,768	3,658,375

Technology Hardware, Storage & Peripherals (0.7%)
NetApp, Inc.	30,529	1,688,864

Total Information Technology		25,547,497

Materials (2.3%)
Chemicals (0.9%)
CF Industries Holdings, Inc.	49,872	2,121,555

Containers & Packaging (0.9%)
International Paper Co.	36,714	2,127,209

Metals & Mining (0.5%)
Alcoa Corp.*	21,378	1,151,633

Total Materials		5,400,397

Telecommunication Services (0.7%)
Wireless Telecommunication Services (0.7%)
Vodafone Group plc	551,742	1,750,596

Total Telecommunication Services		1,750,596

Utilities (0.6%)
Electric Utilities (0.6%)
FirstEnergy Corp.	43,201	1,322,815

Total Utilities		1,322,815

Total Common Stocks (94.5%) (Cost $159,024,770)		222,309,810

CLOSED END FUNDS:
Altaba, Inc.*	15,682	1,095,388

Total Closed End Funds (0.5%) (Cost $268,007)		1,095,388

SHORT-TERM INVESTMENT:
Investment Companies (2.3%)
JPMorgan Prime Money Market Fund, IM Shares	5,296,824	5,297,353

Total Short-Term Investment (2.3%) (Cost $5,298,109)		5,297,353

Total Investments in Securities (97.3%) (Cost $164,590,886)		228,702,551
Other Assets Less Liabilities (2.7%)		6,460,011

Net Assets (100%)		$235,162,562

*	Non-income producing.

Glossary:

ADR	— American Depositary Receipt
CAD	— Canadian Dollar
CHF	— Swiss Franc
EUR	— European Currency Unit
GBP	— British Pound
USD	— United States Dollar

See Notes to Financial Statements.

1109

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EQ/INVESCO COMSTOCK PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

Forward foreign currency contracts outstanding as of December 31, 2017 (Note 1):

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation) ($)
USD	1,573,708	CAD	2,026,597	Barclays Bank plc	1/19/2018	(39,013)
USD	1,573,555	CAD	2,026,597	Deutsche Bank AG	1/19/2018	(39,166)
USD	1,573,409	CAD	2,026,597	JPMorgan Chase Bank	1/19/2018	(39,313)
USD	1,572,996	CAD	2,026,585	Royal Bank of Canada	1/19/2018	(39,716)
USD	432,905	CHF	425,555	Barclays Bank plc	1/19/2018	(4,316)
USD	432,518	CHF	425,555	Deutsche Bank AG	1/19/2018	(4,704)
USD	432,386	CHF	425,555	Goldman Sachs International	1/19/2018	(4,835)
USD	432,233	CHF	425,529	JPMorgan Chase Bank	1/19/2018	(4,962)
USD	2,382,462	EUR	2,010,177	CIBC World Markets, Inc.	1/19/2018	(31,844)
USD	2,381,477	EUR	2,010,177	Goldman Sachs International	1/19/2018	(32,829)
USD	2,382,366	EUR	2,010,605	JPMorgan Chase Bank	1/19/2018	(32,454)
USD	2,381,708	EUR	2,010,177	Royal Bank of Canada	1/19/2018	(32,598)
USD	1,641,900	GBP	1,227,614	Barclays Bank plc	1/19/2018	(16,469)
USD	1,922,020	GBP	1,436,434	Deutsche Bank AG	1/19/2018	(18,441)
USD	1,642,277	GBP	1,227,614	Goldman Sachs International	1/19/2018	(16,092)
USD	1,642,302	GBP	1,227,614	Royal Bank of Canada	1/19/2018	(16,067)

Net unrealized depreciation						(372,819)

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2017:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Closed End Funds	$1,095,388	$—	$—	$1,095,388
Common Stocks
Consumer Discretionary	15,394,501	—	—	15,394,501
Consumer Staples	4,377,606	3,763,271	—	8,140,877
Energy	38,547,500	—	—	38,547,500
Financials	78,323,127	—	—	78,323,127
Health Care	27,704,329	1,252,999	—	28,957,328
Industrials	18,925,172	—	—	18,925,172
Information Technology	25,547,497	—	—	25,547,497
Materials	5,400,397	—	—	5,400,397
Telecommunication Services	—	1,750,596	—	1,750,596
Utilities	1,322,815	—	—	1,322,815
Short-Term Investment
Investment Companies	5,297,353	—	—	5,297,353

Total Assets	$221,935,685	$6,766,866	$—	$228,702,551

Liabilities:
Forward Currency Contracts	$—	$(372,819)	$—	$(372,819)

Total Liabilities	$—	$(372,819)	$—	$(372,819)

Total	$221,935,685	$6,394,047	$—	$228,329,732

There were no transfers between Levels 1, 2 or 3 during the year ended December 31, 2017.

See Notes to Financial Statements.

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EQ/INVESCO COMSTOCK PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

Fair Values of Derivative Instruments as of December 31, 2017:

	Statement of Assets and Liabilities
Derivatives Not Accounted for as Hedging Instrument^	Liability Derivatives	Fair Value
Foreign exchange contracts	Payables	$(372,819)

The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2017:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instrument^	Forward Foreign Currency Contracts
Foreign exchange contracts	$(918,674)

Amount of Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instrument^	Forward Foreign Currency Contracts
Foreign exchange contracts	$(705,630)

^ This Portfolio held forward foreign currency contracts for hedging.

The Portfolio held forward foreign currency contracts with an average settlement value of approximately $21,344,000 during the year ended December 31, 2017.

The following table presents the Portfolio’s gross derivative assets and liabilities by counterparty net of amounts available for offset under netting arrangements and any related collateral received or pledged by the Portfolio as of December 31, 2017:

Counterparty	Gross Amount of Derivative Liabilities Presented in the Statement of Assets and Liabilities (a)	Derivatives Available for Offset	Collateral Pledged	Net Amount Due to Counterparty
Barclays Bank plc	$59,798	$—	$—	$59,798
CIBC World Markets, Inc.	31,844	—	—	31,844
Deutsche Bank AG	62,311	—	—	62,311
Goldman Sachs International	53,756	—	—	53,756
JPMorgan Chase Bank	76,729	—	—	76,729
Royal Bank of Canada	88,381	—	—	88,381

Total	$372,819	$—	$—	$372,819

(a)	For financial reporting purposes the Portfolio does not offset derivative assets and derivative liabilities subject to master netting arrangements in the Statement of Assets and Liabilities.

Investment security transactions for the year ended December 31, 2017 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$29,261,040
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$51,040,889

See Notes to Financial Statements.

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EQ/INVESCO COMSTOCK PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

As of December 31, 2017, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments in securities and derivative instruments, if applicable, for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$70,513,264
Aggregate gross unrealized depreciation	(7,483,320)

Net unrealized appreciation	$63,029,944

Federal income tax cost of investments in securities and derivative instruments, if applicable	$165,299,788

For the year ended December 31, 2017, the Portfolio incurred approximately $3,510 as brokerage commissions with Invesco Capital Markets, Inc. and $4,944 as brokerage commissions with Sanford C. Bernstein & Co., LLC, affiliated broker/dealers.

See Notes to Financial Statements.

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STATEMENT OF ASSETS AND LIABILITIES

December 31, 2017

ASSETS
Investments in Securities, at value (Cost $164,590,886)	$228,702,551
Cash	6,488,544
Foreign cash (Cost $1,018)	1,019
Receivable for securities sold	466,672
Dividends, interest and other receivables	221,882
Receivable from Separate Accounts for Portfolio shares sold	1,397
Other assets	939

Total assets	235,883,004

LIABILITIES
Unrealized depreciation on forward foreign currency contracts	372,819
Investment management fees payable	118,806
Distribution fees payable – Class IB	33,506
Payable for securities purchased	22,743
Administrative fees payable	19,466
Distribution fees payable – Class IA	9,993
Payable to Separate Accounts for Portfolio shares redeemed	7,039
Accrued expenses	136,070

Total liabilities	720,442

NET ASSETS	$235,162,562

Net assets were comprised of:
Paid in capital	$172,663,366
Accumulated undistributed net investment income (loss)	(127,897)
Accumulated undistributed net realized gain (loss)	(1,112,447)
Net unrealized appreciation (depreciation)	63,739,540

Net assets	$235,162,562

Class IA
Net asset value, offering and redemption price per share, $46,355,549 / 2,502,153 shares outstanding (unlimited amount authorized: $0.01 par value)	$18.53

Class IB
Net asset value, offering and redemption price per share, $159,018,178 / 8,577,112 shares outstanding (unlimited amount authorized: $0.01 par value)	$18.54

Class K
Net asset value, offering and redemption price per share, $29,788,835 / 1,611,350 shares outstanding (unlimited amount authorized: $0.01 par value)	$18.49

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2017

INVESTMENT INCOME
Dividends (net of $31,819 foreign withholding tax)	$4,954,416
Interest	26,879

Total income	4,981,295

EXPENSES
Investment management fees	1,431,178
Distribution fees – Class IB	368,029
Administrative fees	216,143
Distribution fees – Class IA	109,225
Professional fees	69,274
Custodian fees	41,000
Printing and mailing expenses	18,584
Trustees’ fees	5,122
Miscellaneous	2,978

Gross expenses	2,261,533
Less: Waiver from investment manager	(131,981)

Net expenses	2,129,552

NET INVESTMENT INCOME (LOSS)	2,851,743

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Investments in securities	6,705,312
Forward foreign currency contracts	(918,674)
Foreign currency transactions	(135,835)

Net realized gain (loss)	5,650,803

Change in unrealized appreciation (depreciation) on:
Investments in securities	29,295,610
Forward foreign currency contracts	(705,630)
Foreign currency translations	2,814

Net change in unrealized appreciation (depreciation)	28,592,794

NET REALIZED AND UNREALIZED GAIN (LOSS)	34,243,597

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$37,095,340

See Notes to Financial Statements.

1113

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EQ/INVESCO COMSTOCK PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2017	2016
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$2,851,743	$3,882,576
Net realized gain (loss)	5,650,803	1,830,514
Net change in unrealized appreciation (depreciation)	28,592,794	26,689,119

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	37,095,340	32,402,209

DIVIDENDS:
Dividends from net investment income
Class IA	(349,035)	(930,927)
Class IB	(1,156,548)	(3,291,392)
Class K	(286,506)	(778,055)

TOTAL DIVIDENDS	(1,792,089)	(5,000,374)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 472,643 and 297,474 shares, respectively ]	7,826,722	4,267,745
Capital shares issued in reinvestment of dividends [ 19,401 and 58,662 shares, respectively ]	349,035	930,927
Capital shares repurchased [ (530,271) and (674,150) shares, respectively ]	(9,026,402)	(9,549,580)

Total Class IA transactions	(850,645)	(4,350,908)

Class IB
Capital shares sold [ 473,164 and 552,115 shares, respectively ]	7,917,206	7,693,710
Capital shares issued in reinvestment of dividends [ 64,248 and 207,269 shares, respectively ]	1,156,548	3,291,392
Capital shares repurchased [ (1,114,217) and (1,474,186) shares, respectively ]	(18,622,705)	(20,589,513)

Total Class IB transactions	(9,548,951)	(9,604,411)

Class K
Capital shares sold [ 149,287 and 221,248 shares, respectively ]	2,438,635	3,153,599
Capital shares issued in reinvestment of dividends [ 15,933 and 49,108 shares, respectively ]	286,506	778,055
Capital shares repurchased [ (495,132) and (382,945) shares, respectively ]	(8,233,329)	(5,487,000)

Total Class K transactions	(5,508,188)	(1,555,346)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	(15,907,784)	(15,510,665)

TOTAL INCREASE (DECREASE) IN NET ASSETS	19,395,467	11,891,170
NET ASSETS:
Beginning of year	215,767,095	203,875,925

End of year (a)	$235,162,562	$215,767,095

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$(127,897)	$(55,563)

See Notes to Financial Statements.

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EQ/INVESCO COMSTOCK PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class IA	2017		2016		2015		2014	2013
Net asset value, beginning of year	$15.82		$13.79		$15.05		$14.01	$10.78

Income (loss) from investment operations:
Net investment income (loss) (e)	0.21		0.27	##	0.18		0.17	0.14
Net realized and unrealized gain (loss)	2.64		2.13		(1.12)		1.08	3.63

Total from investment operations	2.85		2.40		(0.94)		1.25	3.77

Less distributions:
Dividends from net investment income	(0.14)		(0.37)		(0.32)		(0.21)	(0.54)

Net asset value, end of year	$18.53		$15.82		$13.79		$15.05	$14.01

Total return	18.01	%(gg)	17.37%		(6.19	)%(aa)	8.92%	35.10%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$46,356		$40,192		$39,420		$42,002	$10,933
Ratio of expenses to average net assets:
After waivers (f)	1.00%		1.00%		1.00%		1.02%**	1.00%
After waivers and fees paid indirectly (f)	1.00%		1.00%		1.00%		1.02%**	1.00%
Before waivers and fees paid indirectly (f)	1.06%		1.07%		1.07%		1.09%**	1.11%
Ratio of net investment income (loss) to average net assets:
After waivers (f)	1.27%		1.93	%(dd)	1.25%		1.14%	1.08%
After waivers and fees paid indirectly (f)	1.27%		1.93	%(dd)	1.25%		1.14%	1.09%
Before waivers and fees paid indirectly (f)	1.21%		1.86	%(dd)	1.18%		1.06%	0.98%
Portfolio turnover rate^	14%		18%		17%		16%	15%

	Year Ended December 31,
Class IB	2017		2016		2015		2014	2013
Net asset value, beginning of year	$15.83		$13.80		$15.06		$14.02	$10.79

Income (loss) from investment operations:
Net investment income (loss) (e)	0.21		0.27	##	0.18		0.17	0.14
Net realized and unrealized gain (loss)	2.64		2.13		(1.12)		1.08	3.63

Total from investment operations	2.85		2.40		(0.94)		1.25	3.77

Less distributions:
Dividends from net investment income	(0.14)		(0.37)		(0.32)		(0.21)	(0.54)

Net asset value, end of year	$18.54		$15.83		$13.80		$15.06	$14.02

Total return	18.00	%(hh)	17.36%		(6.18	)%(bb)	8.92%	35.06%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$159,018		$144,933		$136,196		$153,654	$53,095
Ratio of expenses to average net assets:
After waivers (f)	1.00%		1.00%		1.00%		1.02%**	1.00%
After waivers and fees paid indirectly (f)	1.00%		1.00%		1.00%		1.02%**	1.00%
Before waivers and fees paid indirectly (f)	1.06%		1.07%		1.07%		1.08%**	1.06%
Ratio of net investment income (loss) to average net assets:
After waivers (f)	1.27%		1.93	%(ee)	1.24%		1.15%	1.10%
After waivers and fees paid indirectly (f)	1.27%		1.93	%(ee)	1.24%		1.15%	1.10%
Before waivers and fees paid indirectly (f)	1.21%		1.85	%(ee)	1.17%		1.09%	1.04%
Portfolio turnover rate^	14%		18%		17%		16%	15%

See Notes to Financial Statements.

1115

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EQ/INVESCO COMSTOCK PORTFOLIO

FINANCIAL HIGHLIGHTS (Continued)

	Year Ended December 31,							October 29, 2013* to December 31, 2013
Class K	2017		2016		2015		2014
Net asset value, beginning of period	$15.78		$13.76		$15.02		$13.98	$13.71

Income (loss) from investment operations:
Net investment income (loss) (e)	0.25		0.31	##	0.22		0.21	0.04
Net realized and unrealized gain (loss)	2.64		2.12		(1.12)		1.08	0.80

Total from investment operations	2.89		2.43		(0.90)		1.29	0.84

Less distributions:
Dividends from net investment income	(0.18)		(0.41)		(0.36)		(0.25)	(0.57)

Net asset value, end of period	$18.49		$15.78		$13.76		$15.02	$13.98

Total return (b)	18.33	%(ii)	17.63%		(5.96	)%(cc)	9.21%	6.27%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$29,789		$30,642		$28,260		$34,851	$3,197
Ratio of expenses to average net assets:
After waivers (a)(f)	0.75%		0.75%		0.75%		0.77%**	0.75%
After waivers and fees paid indirectly (a)(f)	0.75%		0.75%		0.75%		0.77%**	0.75%
Before waivers and fees paid indirectly (a)(f)	0.81%		0.82%		0.82%		0.83%**	0.93%
Ratio of net investment income (loss) to average net assets:
After waivers (a)(f)	1.52%		2.18	%(ff)	1.50%		1.40%	1.57%
After waivers and fees paid indirectly (a)(f)	1.52%		2.18	%(ff)	1.50%		1.40%	1.57%
Before waivers and fees paid indirectly (a)(f)	1.46%		2.11	%(ff)	1.43%		1.34%	1.39%
Portfolio turnover rate^	14%		18%		17%		16%	15%
*	Commencement of Operations.
**	Includes Shareholder, Audit and Legal Expenses relating to the merger of 0.02%.
##	Includes income resulting from special dividend. Without this dividend the per share income amounts would be $0.23, $0.23 and $0.27 for Class IA, Class IB and Class K, respectively.
^	Portfolio turnover rate excludes derivatives, if any.
(a)	Ratios for periods less than one year are annualized. Certain non-recurring expenses incurred by the Portfolio are not annualized for periods less than one year.
(b)	Total returns for periods less than one year are not annualized.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.
(aa)	Includes a gain incurred resulting from a litigation payment. Without this gain, the total return would have been (6.39)%.
(bb)	Includes a gain incurred resulting from a litigation payment. Without this gain, the total return would have been (6.39)%..
(cc)	Includes a gain incurred resulting from a litigation payment. Without this gain, the total return would have been (6.16)%.
(dd)	Includes income resulting from a special dividend. Without this dividend, the ratios for Class IA would be 1.64% for income after waivers, 1.64% for income after waivers and fees paid indirectly and 1.57% before waivers and fees paid indirectly.
(ee)	Includes income resulting from a special dividend. Without this dividend, the ratios for Class IB would be 1.64% for income after waivers, 1.64% for income after waivers and fees paid indirectly and 1.56% before waivers and fees paid indirectly.
(ff)	Includes income resulting from a special dividend. Without this dividend, the ratios for Class K would be 1.89% for income after waivers, 1.89% for income after waivers and fees paid indirectly and 1.82% before waivers and fees paid indirectly.
(gg)	Includes a litigation payment. Without this payment, the total return would have been 17.57%.
(hh)	Includes a litigation payment. Without this payment, the total return would have been 17.55%.
(ii)	Includes a litigation payment. Without this payment, the total return would have been 17.88%.

See Notes to Financial Statements.

1116

EQ/JPMORGAN VALUE OPPORTUNITIES PORTFOLIO (Unaudited)

INVESTMENT MANAGER

➢	AXA Equitable Funds Management Group, LLC

INVESTMENT SUB-ADVISER

➢	J.P. Morgan Investment Management, Inc.

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/17
	1 Year	5 Years	10 Years/ Since Incept.
Portfolio – Class IA Shares	17.70%	16.77%	8.00%
Portfolio – Class IB Shares	17.72	16.76	7.89
Portfolio – Class K Shares*	18.04	17.06	16.73
Russell 1000® Value Index	13.66	14.04	7.10
* Date of inception 12/1/11. Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned 17.72% for the year ended December 31, 2017. This compares to the Portfolio’s benchmark, the Russell 1000® Value Index, which returned 13.66% over the same period.

Portfolio Highlights

What helped performance during the year:

•	An overweight position to D.R. Horton, Inc. contributed to performance as the company posted a string of strong quarterly results in the year.

•	Royal Caribbean Cruises Ltd. was a top contributor to performance on the heels of four consecutive strong quarters.

•	Energy stock selection contributed to relative performance, especially avoiding benchmark constituent Exxon Mobil Corp.

What hurt performance during the year:

•

Shares of Allergan plc came under pressure following a court ruling, which declared the patents for Allergan’s drug, Restasis, were invalid. The ruling clears a major hurdle for generic substitutes to enter the market, substantially reducing Restasis’s life cycle.

•	Macy’s, Inc. has underperformed as investors are frustrated with the slow pace of management’s ability to monetize the company’s real estate position.

•	Consumer staples stock selection was also a notable detractor from relative performance.

Portfolio Positioning and Outlook

We continue to believe earnings for the S&P 500® Index will grow over the next year. Year-over-year comparisons may be more challenging but tax reform could act as a tailwind to the current late-cycle growth environment. The energy sector has continued to stabilize and its improving profitability may contribute to overall earnings. With over 40% of S&P 500® Index earnings coming from overseas, a weaker dollar may be a boost to foreign sales in 2018. Inflation should continue to rise on the margin, helped by the weaker dollar, higher oil prices and a tightening labor market. This means that the Federal Reserve is likely to stay on track for further rate increases.

Despite U.S. equity markets continuing to make new highs, we think the current above-average market multiples are supported by underlying earnings growth expectations and the low-yield environment. We do not see a material risk of a recession in the near term, but continue to monitor potential risks that could represent headwinds for U.S. equity markets. The passage of the tax reform act removed one risk to the market, but prudent equity investment will require active flexibility, as the implications of tax reform, trade policy, inflation and rising rates could drive rotations among sectors and styles.

Sector Weightings as of December 31, 2017	% of Net Assets
Financials	32.2%
Consumer Discretionary	17.1
Industrials	12.1
Energy	10.6
Health Care	9.3
Information Technology	6.3
Materials	5.0
Consumer Staples	4.0
Telecommunication Services	1.7
Real Estate	0.5
Cash and Other	1.2

100.0%

1117

EQ/JPMORGAN VALUE OPPORTUNITIES PORTFOLIO (Unaudited)

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees (in the case of Class IA and Class IB shares of the Portfolio), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2017 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/17	Ending Account Value 12/31/17	Expenses Paid During Period* 7/1/17 - 12/31/17
Class IA
Actual	$1,000.00	$1,107.77	$5.20
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.27	4.98
Class IB
Actual	1,000.00	1,107.49	5.20
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.27	4.98
Class K
Actual	1,000.00	1,109.20	3.87
Hypothetical (5% average annual return before expenses)	1,000.00	1,021.53	3.71

*  Expenses are equal to the Portfolio’s Class IA, Class IB and Class K shares annualized expense ratios of 0.98%, 0.98% and 0.73%, respectively, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

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EQ/JPMORGAN VALUE OPPORTUNITIES PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2017

	Number of Shares	Value (Note 1)
COMMON STOCKS:
Consumer Discretionary (17.1%)
Auto Components (2.3%)
Delphi Technologies plc*	35,733	$1,874,910
Magna International, Inc.	248,000	14,054,160

		15,929,070

Automobiles (4.5%)
Ford Motor Co.	881,000	11,003,690
General Motors Co.	467,630	19,168,154

		30,171,844

Hotels, Restaurants & Leisure (0.3%)
Arcos Dorados Holdings, Inc., Class A*	124,200	1,285,470
Chipotle Mexican Grill, Inc.*	2,300	664,769

		1,950,239

Household Durables (3.7%)
CalAtlantic Group, Inc.	76,200	4,296,918
DR Horton, Inc.	129,600	6,618,672
Lennar Corp., Class A	107,800	6,817,272
Toll Brothers, Inc.	149,700	7,188,594

		24,921,456

Leisure Products (1.0%)
Brunswick Corp.	125,400	6,924,588

Media (2.1%)
Comcast Corp., Class A	180,600	7,233,030
DISH Network Corp., Class A*	149,000	7,114,750

		14,347,780

Specialty Retail (2.4%)
AutoZone, Inc.*	6,400	4,552,768
Lowe’s Cos., Inc.	24,100	2,239,854
Murphy USA, Inc.*	64,800	5,207,328
O’Reilly Automotive, Inc.*	18,200	4,377,828

		16,377,778

Textiles, Apparel & Luxury Goods (0.8%)
Hanesbrands, Inc.	96,800	2,024,088
Tapestry, Inc.	71,600	3,166,868

		5,190,956

Total Consumer Discretionary		115,813,711

Consumer Staples (4.0%)
Food & Staples Retailing (2.5%)
CVS Health Corp.	44,900	3,255,250
Kroger Co. (The)	296,200	8,130,690
Walgreens Boots Alliance, Inc.	75,200	5,461,024

		16,846,964

Food Products (1.2%)
Lamb Weston Holdings, Inc.	55,000	3,104,750
Mondelez International, Inc., Class A	116,600	4,990,480

		8,095,230

Tobacco (0.3%)
Philip Morris International, Inc.	18,400	1,943,960

Total Consumer Staples		26,886,154

Energy (10.6%)
Energy Equipment & Services (0.5%)
Baker Hughes a GE Co.	109,500	3,464,580

Oil, Gas & Consumable Fuels (10.1%)
Anadarko Petroleum Corp.	47,900	2,569,356
Diamondback Energy, Inc.*	112,900	14,253,625
EOG Resources, Inc.	130,200	14,049,882
EQT Corp.	139,100	7,917,572
Occidental Petroleum Corp.	212,300	15,638,018
Pioneer Natural Resources Co.	81,500	14,087,275

		68,515,728

Total Energy		71,980,308

Financials (32.2%)
Banks (17.1%)
Bank of America Corp.	876,700	25,880,184
Citigroup, Inc.	363,855	27,074,451
Huntington Bancshares, Inc.	302,700	4,407,312
IBERIABANK Corp.	27,900	2,162,250
KeyCorp	839,700	16,936,749
Signature Bank*	30,800	4,227,608
SunTrust Banks, Inc.	83,100	5,367,429
SVB Financial Group*	15,638	3,655,695
Wells Fargo & Co.	432,823	26,259,371

		115,971,049

Capital Markets (6.8%)
Bank of New York Mellon Corp. (The)	108,700	5,854,582
Charles Schwab Corp. (The)	277,500	14,255,175
Intercontinental Exchange, Inc.	86,400	6,096,384
Morgan Stanley	199,400	10,462,518
State Street Corp.	95,200	9,292,472

		45,961,131

Consumer Finance (1.8%)
Ally Financial, Inc.	108,000	3,149,280
Capital One Financial Corp.	90,200	8,982,116

		12,131,396

Diversified Financial Services (2.5%)
Berkshire Hathaway, Inc., Class B*	35,500	7,036,810
Voya Financial, Inc.	197,700	9,780,219

		16,817,029

Insurance (4.0%)
Brighthouse Financial, Inc.*	16,514	968,381
Lincoln National Corp.	95,200	7,318,024
MetLife, Inc.	171,758	8,684,085
Prudential Financial, Inc.	56,900	6,542,362
XL Group Ltd.	113,000	3,973,080

		27,485,932

Total Financials		218,366,537

Health Care (9.3%)
Biotechnology (1.6%)
Biogen, Inc.*	9,500	3,026,415
Celgene Corp.*	19,600	2,045,456

See Notes to Financial Statements.

1119

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EQ/JPMORGAN VALUE OPPORTUNITIES PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

	Number of Shares	Value (Note 1)
Gilead Sciences, Inc.	80,700	$5,781,348

		10,853,219

Health Care Equipment & Supplies (2.3%)
Boston Scientific Corp.*	129,900	3,220,221
Zimmer Biomet Holdings, Inc.	98,700	11,910,129

		15,130,350

Health Care Providers & Services (3.9%)
Aetna, Inc.	18,500	3,337,215
AmerisourceBergen Corp.	66,300	6,087,666
Cigna Corp.	8,900	1,807,501
McKesson Corp.	27,000	4,210,650
UnitedHealth Group, Inc.	40,200	8,862,492
Universal Health Services, Inc., Class B	19,800	2,244,330

		26,549,854

Pharmaceuticals (1.5%)
Allergan plc	62,400	10,207,392

Total Health Care		62,740,815

Industrials (12.1%)
Airlines (5.3%)
Delta Air Lines, Inc.	357,500	20,020,000
JetBlue Airways Corp.*	184,400	4,119,496
Southwest Airlines Co.	97,700	6,394,465
United Continental Holdings, Inc.*	77,900	5,250,460

		35,784,421

Building Products (0.5%)
Allegion plc	39,000	3,102,840

Electrical Equipment (1.5%)
Eaton Corp. plc	128,900	10,184,389

Industrial Conglomerates (0.5%)
General Electric Co.	197,000	3,437,650

Machinery (2.2%)
Ingersoll-Rand plc	47,900	4,272,201
PACCAR, Inc.	49,300	3,504,244
Snap-on, Inc.	42,800	7,460,040

		15,236,485

Road & Rail (2.1%)
Norfolk Southern Corp.	72,300	10,476,270
Union Pacific Corp.	28,800	3,862,080

		14,338,350

Total Industrials		82,084,135

Information Technology (6.3%)
Communications Equipment (1.0%)
CommScope Holding Co., Inc.*	178,700	6,760,221

Electronic Equipment, Instruments & Components (0.3%)
Corning, Inc.	61,200	1,957,788

IT Services (3.5%)
FleetCor Technologies, Inc.*	21,700	4,175,731
International Business Machines Corp.	45,600	6,995,952
WEX, Inc.*	85,900	12,131,657

		23,303,340

Semiconductors & Semiconductor Equipment (1.3%)
Broadcom Ltd.	14,935	3,836,802
QUALCOMM, Inc.	77,200	4,942,344

		8,779,146

Technology Hardware, Storage & Peripherals (0.2%)
Apple, Inc.	9,300	1,573,839

Total Information Technology		42,374,334

Materials (5.0%)
Chemicals (2.7%)
Celanese Corp.	15,500	1,659,740
DowDuPont, Inc.	90,092	6,416,352
Eastman Chemical Co.	108,600	10,060,704

		18,136,796

Containers & Packaging (0.5%)
WestRock Co.	55,300	3,495,513

Metals & Mining (1.8%)
AK Steel Holding Corp.*	349,400	1,977,604
Alcoa Corp.*	106,000	5,710,220
Reliance Steel & Aluminum Co.	51,800	4,443,922

		12,131,746

Total Materials		33,764,055

Real Estate (0.5%)
Equity Real Estate Investment Trusts (REITs) (0.3%)
Brixmor Property Group, Inc. (REIT)	104,200	1,944,372

Real Estate Management & Development (0.2%)
St Joe Co. (The)*	69,800	1,259,890

Total Real Estate		3,204,262

Telecommunication Services (1.7%)
Diversified Telecommunication Services (1.7%)
AT&T, Inc.	297,200	11,555,136

Total Telecommunication Services		11,555,136

Total Common Stocks (98.8%) (Cost $565,755,027)		668,769,447

	Principal Amount	Value (Note 1)
SHORT-TERM INVESTMENT:
U.S. Government Agency Security (1.2%)
FFCB 0.00%, 1/2/18 (o)(p)	$8,291,000	8,291,000

Total Short-Term Investment (1.2%) (Cost $8,290,758)		8,291,000

Total Investments in Securities (100.0%) (Cost $574,045,785)		677,060,447
Other Assets Less Liabilities (0.0%)		(92,989)

Net Assets (100%)		$676,967,458

See Notes to Financial Statements.

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PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

*	Non-income producing.
(o)	Discount Note Security. Effective rate calculated as of December 31, 2017.
(p)	Yield to maturity.

Glossary:

FFCB	— Federal Farm Credit Bank

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2017:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Common Stocks
Consumer Discretionary	$115,813,711	$—	$—	$115,813,711
Consumer Staples	26,886,154	—	—	26,886,154
Energy	71,980,308	—	—	71,980,308
Financials	218,366,537	—	—	218,366,537
Health Care	62,740,815	—	—	62,740,815
Industrials	82,084,135	—	—	82,084,135
Information Technology	42,374,334	—	—	42,374,334
Materials	33,764,055	—	—	33,764,055
Real Estate	3,204,262	—	—	3,204,262
Telecommunication Services	11,555,136	—	—	11,555,136
Short-Term Investment
U.S. Government Agency Security	—	8,291,000	—	8,291,000

Total Assets	$668,769,447	$8,291,000	$—	$677,060,447

Total Liabilities	$—	$—	$—	$—

Total	$668,769,447	$8,291,000	$—	$677,060,447

There were no transfers between Levels 1, 2 or 3 during the year ended December 31, 2017.

The Portfolio held no derivatives contract for the year ended December 31, 2017.

Investment security transactions for the year ended December 31, 2017 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$737,758,257
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$730,141,221

As of December 31, 2017, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments in securities and derivative instruments, if applicable, for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$113,148,470
Aggregate gross unrealized depreciation	(11,877,573)

Net unrealized appreciation	$101,270,897

Federal income tax cost of investments in securities and derivative instruments, if applicable	$575,789,550

See Notes to Financial Statements.

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STATEMENT OF ASSETS AND LIABILITIES

December 31, 2017

ASSETS
Investments in Securities, at value (Cost $574,045,785)	$677,060,447
Cash	83,248
Dividends, interest and other receivables	525,175
Other assets	2,617

Total assets	677,671,487

LIABILITIES
Investment management fees payable	342,913
Payable to Separate Accounts for Portfolio shares redeemed	185,845
Administrative fees payable	55,846
Distribution fees payable – Class IB	44,360
Distribution fees payable – Class IA	4,208
Trustees’ fees payable	956
Accrued expenses	69,901

Total liabilities	704,029

NET ASSETS	$676,967,458

Net assets were comprised of:
Paid in capital	$561,449,899
Accumulated undistributed net investment income (loss)	17,192
Accumulated undistributed net realized gain (loss)	12,485,705
Net unrealized appreciation (depreciation)	103,014,662

Net assets	$676,967,458

Class IA
Net asset value, offering and redemption price per share, $16,805,540 / 858,234 shares outstanding (unlimited amount authorized: $0.01 par value)	$19.58

Class IB
Net asset value, offering and redemption price per share, $212,854,271 / 10,841,409 shares outstanding (unlimited amount authorized: $0.01 par value)	$19.63

Class K
Net asset value, offering and redemption price per share, $447,307,647 / 22,845,057 shares outstanding (unlimited amount authorized: $0.01 par value)	$19.58

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2017

INVESTMENT INCOME
Dividends (net of $43,689 foreign withholding tax)	$11,086,087
Interest	82,826

Total income	11,168,913

EXPENSES
Investment management fees	3,694,018
Administrative fees	604,353
Distribution fees – Class IB	436,279
Professional fees	66,207
Printing and mailing expenses	51,399
Distribution fees – Class IA	48,766
Custodian fees	43,100
Trustees’ fees	14,106
Miscellaneous	9,133

Total expenses	4,967,361

NET INVESTMENT INCOME (LOSS)	6,201,552

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on investments in securities	72,965,222
Net change in unrealized appreciation (depreciation) on investments in securities	24,346,983

NET REALIZED AND UNREALIZED GAIN (LOSS)	97,312,205

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$103,513,757

See Notes to Financial Statements.

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STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2017	2016
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$6,201,552	$6,288,574
Net realized gain (loss)	72,965,222	36,656,146
Net change in unrealized appreciation (depreciation)	24,346,983	70,696,579

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	103,513,757	113,641,299

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income
Class IA	(165,926)	(164,136)
Class IB	(1,606,048)	(1,291,691)
Class K	(4,439,069)	(4,806,088)

	(6,211,043)	(6,261,915)

Distributions from net realized capital gains
Class IA	(2,035,346)	—
Class IB	(19,611,668)	—
Class K	(42,038,771)	—

	(63,685,785)	—

TOTAL DIVIDENDS AND DISTRIBUTIONS	(69,896,828)	(6,261,915)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 433,657 and 356,912 shares, respectively ]	8,461,747	5,957,873
Capital shares issued in reinvestment of dividends [ 115,257 and 8,762 shares, respectively ]	2,201,272	164,136
Capital shares repurchased [ (690,053) and (163,084) shares, respectively ]	(13,520,863)	(2,648,608)

Total Class IA transactions	(2,857,844)	3,473,401

Class IB
Capital shares sold [ 2,805,191 and 1,613,182 shares, respectively ]	55,420,410	26,140,783
Capital shares issued in reinvestment of dividends [ 1,108,049 and 68,788 shares, respectively ]	21,217,716	1,291,691
Capital shares repurchased [ (947,363) and (1,182,634) shares, respectively ]	(18,647,164)	(18,820,725)

Total Class IB transactions	57,990,962	8,611,749

Class K
Capital shares sold [ 253,423 and 7,324,083 shares, respectively ]	4,979,393	104,220,755
Capital shares issued in reinvestment of dividends [ 2,433,786 and 256,646 shares, respectively ]	46,477,840	4,806,088
Capital shares repurchased [ (1,930,022) and (1,288,018) shares, respectively ]	(38,131,323)	(23,105,470)

Total Class K transactions	13,325,910	85,921,373

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	68,459,028	98,006,523

TOTAL INCREASE (DECREASE) IN NET ASSETS	102,075,957	205,385,907
NET ASSETS:
Beginning of year	574,891,501	369,505,594

End of year (a)	$676,967,458	$574,891,501

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$17,192	$23,898

See Notes to Financial Statements.

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FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class IA	2017		2016	2015		2014	2013
Net asset value, beginning of year	$18.56		$15.41	$15.88		$14.02	$10.52

Income (loss) from investment operations:
Net investment income (loss) (e)	0.17		0.18	0.17		0.15	0.12
Net realized and unrealized gain (loss)	3.05		3.14	(0.53)		1.87	3.64

Total from investment operations	3.22		3.32	(0.36)		2.02	3.76

Less distributions:
Dividends from net investment income	(0.17)		(0.17)	(0.11)		(0.16)	(0.26)
Distributions from net realized gains	(2.03)		—	—		—	—

Total dividends and distributions	(2.20)		(0.17)	(0.11)		(0.16)	(0.26)

Net asset value, end of year	$19.58		$18.56	$15.41		$15.88	$14.02

Total return	17.70	%(dd)	21.51%	(2.26	)%(aa)	14.40%	35.77%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$16,806		$18,548	$12,276		$11,930	$10,063
Ratio of expenses to average net assets:
After waivers (f)	0.98%		0.99%	1.00%		1.00%	1.00%
Before waivers (f)	0.98%		0.99%	1.00%		1.01%	1.02%
Ratio of net investment income (loss) to average net assets:
After waivers (f)	0.84%		1.09%	1.10%		1.04%	0.99%
Before waivers (f)	0.84%		1.09%	1.10%		1.03%	0.97%
Portfolio turnover rate^	120%		188%	174%		180%	136%

	Year Ended December 31,
Class IB	2017		2016	2015		2014	2013
Net asset value, beginning of year	$18.60		$15.44	$15.92		$14.06	$10.55

Income (loss) from investment operations:
Net investment income (loss) (e)	0.17		0.18	0.17		0.15	0.11
Net realized and unrealized gain (loss)	3.06		3.15	(0.54)		1.87	3.66

Total from investment operations	3.23		3.33	(0.37)		2.02	3.77

Less distributions:
Dividends from net investment income	(0.17)		(0.17)	(0.11)		(0.16)	(0.26)
Distributions from net realized gains	(2.03)		—	—		—	—

Total dividends and distributions	(2.20)		(0.17)	(0.11)		(0.16)	(0.26)

Net asset value, end of year	$19.63		$18.60	$15.44		$15.92	$14.06

Total return	17.72	%(ee)	21.53%	(2.31	)%(bb)	14.36%	35.77%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$212,854		$146,512	$113,919		$111,309	$98,048
Ratio of expenses to average net assets:
After waivers (f)	0.98%		0.99%	1.00%		1.00%	1.00%
Before waivers (f)	0.98%		0.99%	1.00%		1.01%	1.02%
Ratio of net investment income (loss) to average net assets:
After waivers (f)	0.84%		1.09%	1.10%		1.04%	0.90%
Before waivers (f)	0.84%		1.09%	1.10%		1.02%	0.89%
Portfolio turnover rate^	120%		188%	174%		180%	136%

See Notes to Financial Statements.

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FINANCIAL HIGHLIGHTS (Continued)

	Year Ended December 31,
Class K	2017		2016	2015		2014	2013
Net asset value, beginning of year	$18.55		$15.40	$15.88		$14.02	$10.52

Income (loss) from investment operations:
Net investment income (loss) (e)	0.21		0.22	0.24		0.19	0.16
Net realized and unrealized gain (loss)	3.06		3.14	(0.57)		1.87	3.63

Total from investment operations	3.27		3.36	(0.33)		2.06	3.79

Less distributions:
Dividends from net investment income	(0.21)		(0.21)	(0.15)		(0.20)	(0.29)
Distributions from net realized gains	(2.03)		—	—		—	—

Total dividends and distributions	(2.24)		(0.21)	(0.15)		(0.20)	(0.29)

Net asset value, end of year	$19.58		$18.55	$15.40		$15.88	$14.02

Total return	18.04	%(ff)	21.83%	(2.07	)%(cc)	14.69%	36.11%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$447,308		$409,832	$243,311		$35,463	$32,237
Ratio of expenses to average net assets:
After waivers (f)	0.73%		0.74%	0.75%		0.75%	0.75%
Before waivers (f)	0.73%		0.74%	0.75%		0.76%	0.77%
Ratio of net investment income (loss) to average net assets:
After waivers (f)	1.08%		1.35%	1.56%		1.28%	1.25%
Before waivers (f)	1.08%		1.35%	1.56%		1.27%	1.22%
Portfolio turnover rate^	120%		188%	174%		180%	136%
^	Portfolio turnover rate excludes derivatives, if any.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.
(aa)	Includes a gain incurred resulting from a litigation payment. Without this gain, the total return would have been (2.45)%.
(bb)	Includes a gain incurred resulting from a litigation payment. Without this gain, the total return would have been (2.50)%.
(cc)	Includes a gain incurred resulting from a litigation payment. Without this gain, the total return would have been (2.26)%.
(dd)	Includes a litigation payment. Without this payment, the total return would have been 17.46%.
(ee)	Includes a litigation payment. Without this payment, the total return would have been 17.48%.
(ff)	Includes a litigation payment. Without this payment, the total return would have been 17.79%.

See Notes to Financial Statements.

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INVESTMENT MANAGER

➢	AXA Equitable Funds Management Group, LLC

INVESTMENT SUB-ADVISER

➢	AllianceBernstein L.P.

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/17
	1 Year	5 Years	10 Years/ Since Incept.
Portfolio – Class IA Shares	29.27%	16.46%	9.85%
Portfolio – Class IB Shares	29.24	16.46	9.73
Portfolio – Class K Shares*	29.55	16.75	16.96
Russell 1000® Growth Index	30.21	17.33	10.00
* Date of inception 8/26/11. Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned 29.24% for the year ended December 31, 2017. This compares to the Portfolio’s benchmark, the Russell 1000® Growth Index, which returned 30.21% over the same period.

Portfolio Highlights

What helped performance during the year:

•	The sectors that contributed most to performance for the year ending December 31, 2017 were information technology, consumer discretionary, health care, and industrials.

•	The top five stocks that provided the most positive impact to performance for the year ending December 31, 2017 were Apple Inc., Microsoft Corp., Amazon.com Inc., Facebook Inc. and Boeing Co.

What hurt performance during the year:

•	The most negative sector contributors to performance for the year ending December 31, 2017 were utilities, energy, telecommunications services and real estate.

•	The five stocks that provided the most negative impact to performance for the year ending December 31, 2017 were General Electric Co., Celgene Corp., Kroger Co., Rite Aid Corp. and Apache Corp.

Sector Weightings as of December 31, 2017	% of Net Assets
Information Technology	37.5%
Consumer Discretionary	17.9
Health Care	12.7
Industrials	12.6
Consumer Staples	6.7
Materials	3.7
Financials	3.4
Real Estate	2.5
Repurchase Agreements	1.3
Telecommunication Services	1.0
Energy	0.9
Utilities	0.0 #
Cash and Other	(0.2)

100.0%

#	Less than 0.05%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees (in the case of Class IA and Class IB shares of the Portfolio), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2017 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by

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$1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/17	Ending Account Value 12/31/17	Expenses Paid During Period* 7/1/17 - 12/31/17
Class IA
Actual	$1,000.00	$1,138.45	$3.88
Hypothetical (5% average annual return before expenses)	1,000.00	1,021.57	3.67
Class IB
Actual	1,000.00	1,137.75	3.88
Hypothetical (5% average annual return before expenses)	1,000.00	1,021.57	3.67
Class K
Actual	1,000.00	1,139.21	2.54
Hypothetical (5% average annual return before expenses)	1,000.00	1,022.83	2.40

*  Expenses are equal to the Portfolio’s Class IA, Class IB and Class K shares annualized expense ratios of 0.72%, 0.72% and 0.47%, respectively, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

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PORTFOLIO OF INVESTMENTS

December 31, 2017

	Number of Shares	Value (Note 1)
COMMON STOCKS:
Consumer Discretionary (17.9%)
Auto Components (0.4%)
Aptiv plc	29,100	$2,468,553
BorgWarner, Inc.	2,308	117,916
Delphi Technologies plc*	9,633	505,444
Gentex Corp.	19,772	414,223
Lear Corp.	6,100	1,077,626
Visteon Corp.*	3,400	425,476

		5,009,238

Automobiles (0.4%)
Harley-Davidson, Inc. (x)	13,300	676,704
Tesla, Inc. (x)*	14,453	4,499,942
Thor Industries, Inc.	5,400	813,888

		5,990,534

Distributors (0.1%)
Genuine Parts Co.	5,800	551,058
LKQ Corp.*	4,654	189,278
Pool Corp.	4,200	544,530

		1,284,866

Diversified Consumer Services (0.2%)
Bright Horizons Family Solutions, Inc.*	5,800	545,200
H&R Block, Inc.	3,400	89,148
Service Corp. International	19,700	735,204
ServiceMaster Global Holdings, Inc.*	14,515	744,184

		2,113,736

Hotels, Restaurants & Leisure (3.3%)
Aramark	11,163	477,107
Chipotle Mexican Grill, Inc.*	2,773	801,480
Choice Hotels International, Inc.	3,623	281,145
Darden Restaurants, Inc.	13,500	1,296,270
Domino’s Pizza, Inc.	4,800	907,008
Dunkin’ Brands Group, Inc.	9,780	630,517
Extended Stay America, Inc.	11,600	220,400
Hilton Grand Vacations, Inc.*	7,440	312,108
Hilton Worldwide Holdings, Inc.	20,703	1,653,342
Las Vegas Sands Corp.	39,188	2,723,174
Marriott International, Inc., Class A	33,076	4,489,405
McDonald’s Corp.	86,913	14,959,466
MGM Resorts International	3,900	130,221
Six Flags Entertainment Corp. (x)	7,090	471,981
Starbucks Corp.	153,536	8,817,572
Vail Resorts, Inc.	4,400	934,868
Wendy’s Co. (The)	20,000	328,400
Wyndham Worldwide Corp.	10,800	1,251,396
Wynn Resorts Ltd.	8,700	1,466,733
Yum Brands, Inc.	36,664	2,992,149
Yum China Holdings, Inc.	34,564	1,383,251

		46,527,993

Household Durables (0.3%)
DR Horton, Inc.	20,300	1,036,721
Leggett & Platt, Inc.	11,500	548,895
Mohawk Industries, Inc.*	400	110,360
NVR, Inc.*	400	1,403,288
PulteGroup, Inc.	8,200	272,650
Tempur Sealy International, Inc. (x)*	1,900	119,111
Toll Brothers, Inc.	7,500	360,150
Tupperware Brands Corp.	5,400	338,580
Whirlpool Corp.	600	101,184

		4,290,939

Internet & Direct Marketing Retail (5.0%)
Amazon.com, Inc.*	43,336	50,680,151
Expedia, Inc.	13,335	1,597,133
Liberty Expedia Holdings, Inc., Class A*	1,052	46,635
Liberty Interactive Corp. QVC Group, Class A*	25,200	615,384
Netflix, Inc.*	44,658	8,572,550
Priceline Group, Inc. (The)*	5,369	9,329,926
TripAdvisor, Inc. (x)*	5,529	190,529
Wayfair, Inc., Class A (x)*	4,100	329,107

		71,361,415

Leisure Products (0.2%)
Brunswick Corp.	7,700	425,194
Hasbro, Inc.	9,349	849,731
Mattel, Inc. (x)	7,000	107,660
Polaris Industries, Inc. (x)	6,400	793,536

		2,176,121

Media (3.2%)
AMC Networks, Inc., Class A*	5,275	285,272
Cable One, Inc.	600	422,010
CBS Corp. (Non-Voting), Class B	36,200	2,135,800
Charter Communications, Inc., Class A*	13,466	4,524,037
Comcast Corp., Class A	467,300	18,715,366
DISH Network Corp., Class A*	18,400	878,600
Interpublic Group of Cos., Inc. (The)	35,600	717,696
Lions Gate Entertainment Corp., Class A*	3,600	121,716
Lions Gate Entertainment Corp., Class B*	7,041	223,481
Live Nation Entertainment, Inc.*	14,500	617,265
Madison Square Garden Co. (The), Class A*	166	35,001
Omnicom Group, Inc.	25,034	1,823,226
Regal Entertainment Group, Class A	3,186	73,310
Scripps Networks Interactive, Inc., Class A	5,132	438,170
Sirius XM Holdings, Inc. (x)	150,100	804,536
Twenty-First Century Fox, Inc., Class A	5,718	197,443
Twenty-First Century Fox, Inc., Class B	2,400	81,888
Walt Disney Co. (The)	114,800	12,342,148

		44,436,965

See Notes to Financial Statements.

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PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

	Number of Shares	Value (Note 1)
Multiline Retail (0.3%)
Dollar General Corp.	11,400	$1,060,314
Dollar Tree, Inc.*	23,746	2,548,184
Nordstrom, Inc.	12,643	599,025

		4,207,523

Specialty Retail (3.5%)
Advance Auto Parts, Inc.	2,092	208,551
AutoZone, Inc.*	2,614	1,859,521
Burlington Stores, Inc.*	4,200	516,726
CarMax, Inc.*	19,796	1,269,517
Dick’s Sporting Goods, Inc.	6,937	199,369
Floor & Decor Holdings, Inc., Class A*	2,300	111,964
Foot Locker, Inc.	900	42,192
Gap, Inc. (The)	1,200	40,872
Home Depot, Inc. (The)	128,382	24,332,241
L Brands, Inc.	4,088	246,179
Lowe’s Cos., Inc.	90,684	8,428,171
Michaels Cos., Inc. (The)*	9,188	222,258
O’Reilly Automotive, Inc.*	9,111	2,191,560
Ross Stores, Inc.	41,024	3,292,176
Sally Beauty Holdings, Inc.*	4,800	90,048
TJX Cos., Inc. (The)	69,246	5,294,549
Tractor Supply Co.	13,600	1,016,600
Ulta Beauty, Inc.*	6,400	1,431,424
Williams-Sonoma, Inc. (x)	1,779	91,974

		50,885,892

Textiles, Apparel & Luxury Goods (1.0%)
Carter’s, Inc.	5,100	599,199
Hanesbrands, Inc. (x)	39,368	823,185
Lululemon Athletica, Inc.*	10,300	809,477
Michael Kors Holdings Ltd.*	1,100	69,245
NIKE, Inc., Class B	141,732	8,865,337
Skechers U.S.A., Inc., Class A*	6,100	230,824
Tapestry, Inc.	5,206	230,261
Under Armour, Inc., Class A (x)*	14,500	209,235
Under Armour, Inc., Class C (x)*	14,737	196,297
VF Corp.	26,200	1,938,800

		13,971,860

Total Consumer Discretionary		252,257,082

Consumer Staples (6.7%)
Beverages (2.8%)
Brown-Forman Corp., Class A	5,500	369,820
Brown-Forman Corp., Class B	18,072	1,241,004
Coca-Cola Co. (The)	312,862	14,354,109
Constellation Brands, Inc., Class A	17,600	4,022,832
Dr Pepper Snapple Group, Inc.	19,700	1,912,082
Monster Beverage Corp.*	44,858	2,839,063
PepsiCo, Inc.	135,316	16,227,095

		40,966,005

Food & Staples Retailing (1.1%)
Costco Wholesale Corp.	47,466	8,834,372
Kroger Co. (The)	52,600	1,443,870
Rite Aid Corp. (x)*	53,200	104,804
Sprouts Farmers Market, Inc.*	14,055	342,239
Sysco Corp.	52,236	3,172,292
Walgreens Boots Alliance, Inc.	17,600	1,278,112

		15,175,689

Food Products (0.6%)
Blue Buffalo Pet Products, Inc. (x)*	10,125	331,999
Campbell Soup Co.	12,495	601,134
General Mills, Inc.	43,940	2,605,203
Hershey Co. (The)	13,369	1,517,515
Kellogg Co.	24,428	1,660,615
Lamb Weston Holdings, Inc.	3,633	205,083
McCormick & Co., Inc. (Non-Voting)	12,988	1,323,607
Pilgrim’s Pride Corp.*	5,100	158,406
TreeHouse Foods, Inc.*	1,700	84,082

		8,487,644

Household Products (0.7%)
Church & Dwight Co., Inc.	27,036	1,356,396
Clorox Co. (The)	11,974	1,781,013
Colgate-Palmolive Co.	14,768	1,114,246
Energizer Holdings, Inc.	6,500	311,870
Kimberly-Clark Corp.	32,825	3,960,664
Procter & Gamble Co. (The)	14,200	1,304,696
Spectrum Brands Holdings, Inc. (x)	2,600	292,240

		10,121,125

Personal Products (0.3%)
Estee Lauder Cos., Inc. (The), Class A	23,674	3,012,280
Herbalife Ltd. (x)*	6,892	466,726
Nu Skin Enterprises, Inc., Class A	1,500	102,345

		3,581,351

Tobacco (1.2%)
Altria Group, Inc.	207,778	14,837,427
Philip Morris International, Inc.	15,202	1,606,091

		16,443,518

Total Consumer Staples		94,775,332

Energy (0.9%)
Energy Equipment & Services (0.2%)
Halliburton Co.	63,600	3,108,132
RPC, Inc. (x)	5,700	145,521

		3,253,653

Oil, Gas & Consumable Fuels (0.7%)
Antero Resources Corp.*	12,300	233,700
Apache Corp.	2,100	88,662
Cabot Oil & Gas Corp.	35,200	1,006,720
Cheniere Energy, Inc.*	14,600	786,064
Chesapeake Energy Corp. (x)*	6,600	26,136
Cimarex Energy Co.	9,500	1,159,095
Continental Resources, Inc.*	4,090	216,647
Devon Energy Corp.	4,100	169,740
Diamondback Energy, Inc. (x)*	2,400	303,000

See Notes to Financial Statements.

1129

EQ ADVISORS TRUST

EQ/LARGE CAP GROWTH INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

	Number of Shares	Value (Note 1)
EOG Resources, Inc.	5,900	$636,669
EQT Corp.	3,415	194,382
Gulfport Energy Corp.*	1,700	21,692
Laredo Petroleum, Inc.*	17,600	186,736
Newfield Exploration Co.*	21,600	681,048
ONEOK, Inc.	38,811	2,074,448
Parsley Energy, Inc., Class A*	16,700	491,648
RSP Permian, Inc.*	7,100	288,828
Williams Cos., Inc. (The)	13,095	399,267

		8,964,482

Total Energy		12,218,135

Financials (3.4%)
Banks (0.2%)
Bank of the Ozarks, Inc.	5,988	290,119
East West Bancorp, Inc.	900	54,747
First Republic Bank	14,000	1,212,960
Pinnacle Financial Partners, Inc.	2,300	152,490
Signature Bank*	3,500	480,410
SVB Financial Group*	4,200	981,834
Western Alliance Bancorp*	5,900	334,058

		3,506,618

Capital Markets (2.0%)
Ameriprise Financial, Inc.	14,500	2,457,315
BGC Partners, Inc., Class A	6,400	96,704
Cboe Global Markets, Inc.	11,930	1,486,359
Charles Schwab Corp. (The)	102,400	5,260,289
Eaton Vance Corp.	12,060	680,063
FactSet Research Systems, Inc.	4,169	803,616
Federated Investors, Inc., Class B	2,730	98,498
Intercontinental Exchange, Inc.	30,275	2,136,204
Invesco Ltd.	6,400	233,856
Lazard Ltd., Class A	11,424	599,760
Legg Mason, Inc.	2,000	83,960
LPL Financial Holdings, Inc.	9,510	543,401
MarketAxess Holdings, Inc.	4,000	807,000
Moody’s Corp.	18,102	2,672,036
Morningstar, Inc.	1,935	187,637
MSCI, Inc.	9,691	1,226,299
Raymond James Financial, Inc.	3,600	321,480
S&P Global, Inc.	28,082	4,757,091
SEI Investments Co.	14,475	1,040,174
State Street Corp.	2,100	204,981
T. Rowe Price Group, Inc.	3,936	413,004
TD Ameritrade Holding Corp.	24,500	1,252,685

		27,362,412

Consumer Finance (0.0%)
Capital One Financial Corp.	3,300	328,614
Credit Acceptance Corp. (x)*	1,100	355,828

		684,442

Diversified Financial Services (0.0%)
Leucadia National Corp.	8,300	219,867
Voya Financial, Inc.	1,100	54,417

		274,284

Insurance (1.2%)
Allstate Corp. (The)	11,000	1,151,810
American International Group, Inc.	11,800	703,044
Aon plc	27,000	3,618,000
Arch Capital Group Ltd.*	1,800	163,386
Arthur J Gallagher & Co	13,200	835,296
Aspen Insurance Holdings Ltd.	2,000	81,200
Assurant, Inc.	1,200	121,008
Erie Indemnity Co., Class A	1,943	236,735
Marsh & McLennan Cos., Inc.	55,900	4,549,701
Progressive Corp. (The)	63,000	3,548,160
RenaissanceRe Holdings Ltd.	300	37,677
XL Group Ltd.	8,600	302,376

		15,348,393

Total Financials		47,176,149

Health Care (12.7%)
Biotechnology (4.6%)
AbbVie, Inc.	173,365	16,766,130
ACADIA Pharmaceuticals, Inc.*	10,600	319,166
Agios Pharmaceuticals, Inc. (x)*	4,100	234,397
Alexion Pharmaceuticals, Inc.*	19,090	2,282,973
Alkermes plc (x)*	16,500	903,045
Alnylam Pharmaceuticals, Inc.*	8,100	1,029,105
Amgen, Inc.	23,100	4,017,090
Biogen, Inc.*	21,709	6,915,836
BioMarin Pharmaceutical, Inc.*	18,949	1,689,682
Bioverativ, Inc.*	11,754	633,776
Celgene Corp.*	84,294	8,796,922
Exelixis, Inc.*	31,300	951,520
Gilead Sciences, Inc.	101,180	7,248,535
Incyte Corp.*	18,800	1,780,548
Intercept Pharmaceuticals, Inc. (x)*	1,900	110,998
Intrexon Corp. (x)*	4,700	54,144
Ionis Pharmaceuticals, Inc. (x)*	13,400	674,020
Neurocrine Biosciences, Inc.*	9,400	729,346
OPKO Health, Inc. (x)*	3,900	19,110
Regeneron Pharmaceuticals, Inc.*	8,600	3,233,256
Seattle Genetics, Inc. (x)*	10,300	551,050
TESARO, Inc. (x)*	4,000	331,480
Vertex Pharmaceuticals, Inc.*	27,407	4,107,213

		63,379,342

Health Care Equipment & Supplies (2.4%)
ABIOMED, Inc.*	4,500	843,345
Align Technology, Inc.*	8,700	1,933,053
Baxter International, Inc.	4,956	320,356
Becton Dickinson and Co.	28,315	6,061,112
Boston Scientific Corp.*	148,800	3,688,752
Cooper Cos., Inc. (The)	4,100	893,308
DexCom, Inc. (x)*	9,200	527,988
Edwards Lifesciences Corp.*	22,692	2,557,615
Hill-Rom Holdings, Inc.	6,700	564,743
Hologic, Inc.*	17,200	735,300
IDEXX Laboratories, Inc.*	9,494	1,484,672
Intuitive Surgical, Inc.*	12,063	4,402,271
Medtronic plc	10,700	864,025
ResMed, Inc.	15,132	1,281,529
Stryker Corp.	36,991	5,727,686

See Notes to Financial Statements.

1130

EQ ADVISORS TRUST

EQ/LARGE CAP GROWTH INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

	Number of Shares	Value (Note 1)
Teleflex, Inc.	800	$199,056
Varian Medical Systems, Inc.*	9,990	1,110,389
West Pharmaceutical Services, Inc.	7,900	779,493

		33,974,693

Health Care Providers & Services (2.7%)
Aetna, Inc.	11,200	2,020,368
AmerisourceBergen Corp.	17,208	1,580,039
Centene Corp.*	2,270	228,998
Cigna Corp.	22,800	4,630,451
Express Scripts Holding Co.*	4,139	308,935
HCA Healthcare, Inc.*	2,200	193,248
Henry Schein, Inc.*	17,104	1,195,228
Humana, Inc.	14,600	3,621,822
LifePoint Health, Inc.*	600	29,880
McKesson Corp.	2,371	369,757
Patterson Cos., Inc.	774	27,965
Premier, Inc., Class A*	1,703	49,711
UnitedHealth Group, Inc.	104,400	23,016,023
WellCare Health Plans, Inc.*	4,500	904,995

		38,177,420

Health Care Technology (0.2%)
athenahealth, Inc.*	4,300	572,072
Cerner Corp.*	31,240	2,105,263
Veeva Systems, Inc., Class A*	11,745	649,264

		3,326,599

Life Sciences Tools & Services (1.0%)
Agilent Technologies, Inc.	8,500	569,245
Bio-Techne Corp.	4,054	525,196
Bruker Corp.	4,000	137,280
Charles River Laboratories International, Inc. (x)*	5,127	561,150
Illumina, Inc.*	15,891	3,472,025
IQVIA Holdings, Inc.*	11,312	1,107,445
Mettler-Toledo International, Inc.*	2,747	1,701,821
PerkinElmer, Inc.	2,200	160,864
QIAGEN NV*	8,000	247,440
Thermo Fisher Scientific, Inc.	19,600	3,721,648
Waters Corp.*	8,342	1,611,591

		13,815,705

Pharmaceuticals (1.8%)
Akorn, Inc.*	9,200	296,516
Bristol-Myers Squibb Co.	88,200	5,404,896
Eli Lilly & Co.	106,300	8,978,098
Johnson & Johnson	44,914	6,275,384
Merck & Co., Inc.	16,300	917,201
Zoetis, Inc.	53,450	3,850,538

		25,722,633

Total Health Care		178,396,392

Industrials (12.6%)
Aerospace & Defense (3.1%)
Boeing Co. (The)	60,629	17,880,098
BWX Technologies, Inc.	10,100	610,949
General Dynamics Corp.	11,600	2,360,020
HEICO Corp. (x)	2,625	247,669
HEICO Corp., Class A	5,225	413,036
Hexcel Corp.	6,400	395,840
Huntington Ingalls Industries, Inc.	4,100	966,370
Lockheed Martin Corp.	24,531	7,875,678
Northrop Grumman Corp.	17,600	5,401,616
Raytheon Co.	11,800	2,216,630
Rockwell Collins, Inc.	17,612	2,388,539
TransDigm Group, Inc.	5,253	1,442,579

		42,199,024

Air Freight & Logistics (1.3%)
CH Robinson Worldwide, Inc.	15,158	1,350,426
Expeditors International of Washington, Inc.	13,476	871,762
FedEx Corp.	27,000	6,737,580
United Parcel Service, Inc., Class B	75,059	8,943,281
XPO Logistics, Inc. (x)*	9,400	860,946

		18,763,995

Airlines (0.4%)
Alaska Air Group, Inc.	10,700	786,557
American Airlines Group, Inc.	20,300	1,056,209
Copa Holdings SA, Class A	200	26,812
Southwest Airlines Co.	59,845	3,916,855

		5,786,433

Building Products (0.3%)
Allegion plc	10,366	824,719
AO Smith Corp.	15,600	955,968
Armstrong World Industries, Inc.*	4,700	284,585
Fortune Brands Home & Security, Inc.	15,300	1,047,131
Lennox International, Inc.	3,868	805,550
Masco Corp.	22,175	974,370

		4,892,323

Commercial Services & Supplies (0.5%)
Cintas Corp.	9,300	1,449,219
Clean Harbors, Inc.*	4,000	216,800
Copart, Inc.*	21,508	928,931
KAR Auction Services, Inc.	14,600	737,446
Rollins, Inc.	10,300	479,259
Waste Management, Inc.	39,000	3,365,700

		7,177,355

Construction & Engineering (0.0%)
Quanta Services, Inc.*	4,000	156,440

Electrical Equipment (0.4%)
Acuity Brands, Inc.	3,100	545,600
AMETEK, Inc.	4,023	291,547
Emerson Electric Co.	9,871	687,910
Hubbell, Inc.	3,800	514,292
Rockwell Automation, Inc.	14,012	2,751,256
Sensata Technologies Holding NV (x)*	9,300	475,323

		5,265,928

Industrial Conglomerates (2.0%)
3M Co.	63,096	14,850,905

See Notes to Financial Statements.

1131

EQ ADVISORS TRUST

EQ/LARGE CAP GROWTH INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

	Number of Shares	Value (Note 1)
General Electric Co.	164,600	$2,872,270
Honeywell International, Inc.	48,391	7,421,244
Roper Technologies, Inc.	10,373	2,686,607

		27,831,026

Machinery (2.5%)
Allison Transmission Holdings, Inc.	13,500	581,445
Caterpillar, Inc.	56,000	8,824,479
Cummins, Inc.	5,600	989,184
Deere & Co.	34,647	5,422,602
Donaldson Co., Inc.	12,980	635,371
Dover Corp.	1,800	181,782
Fortive Corp.	30,169	2,182,727
Gardner Denver Holdings, Inc.*	7,000	237,510
Graco, Inc.	18,048	816,131
IDEX Corp.	7,676	1,013,002
Illinois Tool Works, Inc.	33,100	5,522,734
Ingersoll-Rand plc	13,600	1,212,984
Lincoln Electric Holdings, Inc.	6,400	586,112
Middleby Corp. (The)*	6,000	809,700
Nordson Corp.	6,200	907,680
Parker-Hannifin Corp.	12,500	2,494,750
Snap-on, Inc.	800	139,440
Stanley Black & Decker, Inc.	1,700	288,473
Toro Co. (The)	11,352	740,491
WABCO Holdings, Inc.*	5,447	781,645
Wabtec Corp. (x)	2,934	238,916
Welbilt, Inc.*	13,900	326,789
Xylem, Inc.	10,100	688,820

		35,622,767

Professional Services (0.4%)
Dun & Bradstreet Corp. (The)	1,540	182,351
Equifax, Inc.	12,900	1,521,168
IHS Markit Ltd.*	23,800	1,074,570
Robert Half International, Inc.	13,305	738,960
TransUnion*	17,032	936,079
Verisk Analytics, Inc.*	16,391	1,573,536

		6,026,664

Road & Rail (1.2%)
CSX Corp.	83,200	4,576,832
JB Hunt Transport Services, Inc.	9,370	1,077,363
Landstar System, Inc.	4,566	475,321
Old Dominion Freight Line, Inc.	4,100	539,355
Union Pacific Corp.	77,748	10,426,006

		17,094,877

Trading Companies & Distributors (0.5%)
Air Lease Corp.	600	28,854
Fastenal Co.	31,408	1,717,703
HD Supply Holdings, Inc.*	20,201	808,646
MSC Industrial Direct Co., Inc., Class A	1,877	181,431
United Rentals, Inc.*	9,200	1,581,572
Univar, Inc.*	12,300	380,808
Watsco, Inc.	3,300	561,132
WW Grainger, Inc.	5,246	1,239,368

		6,499,514

Total Industrials		177,316,346

Information Technology (37.5%)
Communications Equipment (0.3%)
Arista Networks, Inc.*	5,770	1,359,297
CommScope Holding Co., Inc.*	10,305	389,838
F5 Networks, Inc.*	6,940	910,667
Harris Corp.	3,300	467,445
Motorola Solutions, Inc.	1,600	144,544
Palo Alto Networks, Inc.*	9,666	1,400,990

		4,672,781

Electronic Equipment, Instruments & Components (0.7%)
Amphenol Corp., Class A	32,464	2,850,339
CDW Corp.	16,174	1,123,931
Cognex Corp.	18,000	1,100,880
Coherent, Inc.*	2,700	761,994
Corning, Inc.	5,300	169,547
FLIR Systems, Inc.	7,900	368,298
IPG Photonics Corp.*	3,900	835,107
National Instruments Corp.	9,070	377,584
Trimble, Inc.*	21,468	872,460
Universal Display Corp.	4,500	776,925
Zebra Technologies Corp., Class A*	5,707	592,387

		9,829,452

Internet Software & Services (8.4%)
Alphabet, Inc., Class A*	32,492	34,227,073
Alphabet, Inc., Class C*	32,979	34,509,226
CoStar Group, Inc.*	3,900	1,158,105
Facebook, Inc., Class A*	254,100	44,838,486
GoDaddy, Inc., Class A*	13,600	683,808
IAC/InterActiveCorp*	7,600	929,328
LogMeIn, Inc.	3,500	400,750
Match Group, Inc. (x)*	3,900	122,109
Pandora Media, Inc. (x)*	26,183	126,202
Twitter, Inc.*	4,543	109,077
VeriSign, Inc. (x)*	9,241	1,057,540
Zillow Group, Inc., Class A*	4,000	162,960
Zillow Group, Inc., Class C (x)*	8,100	331,452

		118,656,116

IT Services (7.5%)
Accenture plc, Class A	67,500	10,333,575
Alliance Data Systems Corp.	5,340	1,353,583
Automatic Data Processing, Inc.	48,700	5,707,153
Black Knight, Inc.*	11,700	516,555
Booz Allen Hamilton Holding Corp.	14,500	552,885
Broadridge Financial Solutions, Inc.	12,687	1,149,188
Cognizant Technology Solutions Corp., Class A	63,614	4,517,866
CoreLogic, Inc.*	5,200	240,292
CSRA, Inc.	17,500	523,600
DST Systems, Inc.	578	35,876
DXC Technology Co.	30,800	2,922,920
Euronet Worldwide, Inc.*	5,400	455,058
Fidelity National Information Services, Inc.	20,300	1,910,027
First Data Corp., Class A*	51,529	861,050
Fiserv, Inc.*	23,058	3,023,596
FleetCor Technologies, Inc.*	9,724	1,871,189

See Notes to Financial Statements.

1132

EQ ADVISORS TRUST

EQ/LARGE CAP GROWTH INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

	Number of Shares	Value (Note 1)
Gartner, Inc.*	9,500	$1,169,925
Genpact Ltd.	16,454	522,250
Global Payments, Inc.	16,512	1,655,163
International Business Machines Corp.	63,316	9,713,941
Jack Henry & Associates, Inc.	8,400	982,464
Mastercard, Inc., Class A	102,520	15,517,427
Paychex, Inc.	34,880	2,374,630
PayPal Holdings, Inc.*	123,176	9,068,217
Sabre Corp.	17,400	356,700
Square, Inc., Class A*	26,302	911,890
Switch, Inc., Class A (x)	2,799	50,914
Total System Services, Inc.	19,700	1,558,073
Vantiv, Inc., Class A*	17,400	1,279,770
Visa, Inc., Class A	198,008	22,576,873
Western Union Co. (The)	49,855	947,744
WEX, Inc.*	3,400	480,182

		105,140,576

Semiconductors & Semiconductor Equipment (4.8%)
Advanced Micro Devices, Inc. (x)*	91,400	939,592
Analog Devices, Inc.	39,711	3,535,470
Applied Materials, Inc.	116,000	5,929,920
Broadcom Ltd.	44,011	11,306,426
Cavium, Inc.*	7,200	603,576
Cypress Semiconductor Corp.	3,000	45,720
KLA-Tencor Corp.	17,000	1,786,190
Lam Research Corp.	17,598	3,239,264
Maxim Integrated Products, Inc.	30,478	1,593,390
Microchip Technology, Inc. (x)	24,726	2,172,921
Micron Technology, Inc.*	89,700	3,688,464
Microsemi Corp.*	10,300	531,995
NVIDIA Corp.	61,900	11,977,649
NXP Semiconductors NV*	21,000	2,458,890
ON Semiconductor Corp.*	42,700	894,138
Qorvo, Inc.*	7,100	472,860
Skyworks Solutions, Inc.	20,000	1,899,000
Teradyne, Inc.	20,100	841,587
Texas Instruments, Inc.	108,631	11,345,422
Versum Materials, Inc.	1,050	39,743
Xilinx, Inc.	25,563	1,723,457

		67,025,674

Software (8.9%)
Activision Blizzard, Inc.	80,400	5,090,928
Adobe Systems, Inc.*	53,734	9,416,347
ANSYS, Inc.*	9,312	1,374,358
Atlassian Corp. plc, Class A*	9,895	450,420
Autodesk, Inc.*	18,480	1,937,258
Cadence Design Systems, Inc.*	30,100	1,258,782
CDK Global, Inc.	13,833	986,016
Citrix Systems, Inc.*	16,429	1,445,752
Dell Technologies, Inc., Class V*	22,247	1,808,236
Electronic Arts, Inc.*	32,600	3,424,956
Fortinet, Inc. (x)*	15,800	690,302
Guidewire Software, Inc.*	3,200	237,632
Intuit, Inc.	26,429	4,169,968
Manhattan Associates, Inc.*	7,400	366,596
Microsoft Corp.#	816,549	69,847,602
Oracle Corp.	25,632	1,211,881
PTC, Inc.*	12,400	753,548
Red Hat, Inc.*	19,251	2,312,045
salesforce.com, Inc.*	73,584	7,522,492
ServiceNow, Inc.*	18,189	2,371,664
Splunk, Inc.*	15,100	1,250,884
SS&C Technologies Holdings, Inc.	17,100	692,208
Symantec Corp.	66,400	1,863,184
Synopsys, Inc.*	1,200	102,288
Tableau Software, Inc., Class A*	6,900	477,480
Take-Two Interactive Software, Inc.*	12,100	1,328,338
Tyler Technologies, Inc.*	3,800	672,790
Ultimate Software Group, Inc. (The)*	3,100	676,513
VMware, Inc., Class A (x)*	7,766	973,235
Workday, Inc., Class A*	14,460	1,471,160

		126,184,863

Technology Hardware, Storage & Peripherals (6.9%)
Apple, Inc.	559,403	94,667,770
NCR Corp.*	13,000	441,870
NetApp, Inc.	25,200	1,394,064
Western Digital Corp.	4,600	365,838

		96,869,542

Total Information Technology		528,379,004

Materials (3.7%)
Chemicals (2.7%)
Albemarle Corp.	2,200	281,358
Axalta Coating Systems Ltd.*	22,999	744,248
Celanese Corp.	8,792	941,447
Chemours Co. (The)	20,000	1,001,200
DowDuPont, Inc.	121,150	8,628,304
Ecolab, Inc.	27,941	3,749,123
FMC Corp.	14,458	1,368,594
Huntsman Corp.	10,500	349,545
International Flavors & Fragrances, Inc.	8,566	1,307,257
LyondellBasell Industries NV, Class A	15,400	1,698,928
Monsanto Co.	47,670	5,566,903
NewMarket Corp.	800	317,912
Platform Specialty Products Corp.*	10,900	108,128
PPG Industries, Inc.	25,900	3,025,638
Praxair, Inc.	27,568	4,264,218
RPM International, Inc. (x)	13,000	681,460
Scotts Miracle-Gro Co. (The), Class A	4,293	459,308
Sherwin-Williams Co. (The)	8,971	3,678,469
Westlake Chemical Corp.	1,900	202,407
WR Grace & Co.	7,300	511,949

		38,886,396

Construction Materials (0.3%)
Eagle Materials, Inc.	5,100	577,830
Martin Marietta Materials, Inc.	6,236	1,378,405
Vulcan Materials Co.	13,300	1,707,321

		3,663,556

See Notes to Financial Statements.

1133

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PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

	Number of Shares	Value (Note 1)
Containers & Packaging (0.6%)
AptarGroup, Inc.	1,500	$129,420
Ardagh Group SA	1,000	21,100
Avery Dennison Corp.	9,000	1,033,740
Ball Corp.	20,748	785,312
Berry Global Group, Inc.*	14,000	821,380
Crown Holdings, Inc.*	9,703	545,794
Graphic Packaging Holding Co.	23,600	364,620
International Paper Co.	40,600	2,352,364
Owens-Illinois, Inc.*	13,700	303,729
Packaging Corp. of America	10,100	1,217,555
Sealed Air Corp.	9,900	488,070
Silgan Holdings, Inc.	8,000	235,120

		8,298,204

Metals & Mining (0.1%)
Freeport-McMoRan, Inc.*	29,100	551,736
Royal Gold, Inc.	2,600	213,512
Southern Copper Corp. (x)	7,929	376,231
Steel Dynamics, Inc.	3,100	133,703

		1,275,182

Total Materials		52,123,338

Real Estate (2.5%)
Equity Real Estate Investment Trusts (REITs) (2.5%)
American Tower Corp. (REIT)	45,920	6,551,407
Boston Properties, Inc. (REIT)	2,500	325,075
CoreSite Realty Corp. (REIT)	3,700	421,430
Crown Castle International Corp. (REIT)	43,717	4,853,024
CubeSmart (REIT)	13,200	381,744
CyrusOne, Inc. (REIT)	8,500	506,005
Digital Realty Trust, Inc. (REIT)	16,887	1,923,429
Douglas Emmett, Inc. (REIT)	13,900	570,734
Equinix, Inc. (REIT)	8,452	3,830,615
Equity LifeStyle Properties, Inc. (REIT)	8,800	783,376
Extra Space Storage, Inc. (REIT)	11,200	979,440
Federal Realty Investment Trust (REIT)	2,981	395,907
Gaming and Leisure Properties, Inc. (REIT)	7,000	259,000
Hudson Pacific Properties, Inc. (REIT)	1,700	58,225
Iron Mountain, Inc. (REIT)	26,276	991,393
Lamar Advertising Co. (REIT), Class A	8,000	593,920
Outfront Media, Inc. (REIT)	2,100	48,720
Public Storage (REIT)	16,062	3,356,958
SBA Communications Corp. (REIT)*	13,018	2,126,620
Simon Property Group, Inc. (REIT)	30,661	5,265,721
Tanger Factory Outlet Centers, Inc. (REIT) (x)	600	15,906
Taubman Centers, Inc. (REIT)	3,100	202,833

		34,441,482

Real Estate Management & Development (0.0%)
CBRE Group, Inc., Class A*	13,943	603,871

Total Real Estate		35,045,353

Telecommunication Services (1.0%)
Diversified Telecommunication Services (0.9%)
Verizon Communications, Inc.	222,300	11,766,339
Zayo Group Holdings, Inc.*	20,141	741,189

		12,507,528

Wireless Telecommunication Services (0.1%)
T-Mobile US, Inc.*	19,700	1,251,147

Total Telecommunication Services		13,758,675

Utilities (0.0%)
Independent Power and Renewable Electricity Producers (0.0%)
NRG Energy, Inc.	6,400	182,272

Total Utilities		182,272

Total Common Stocks (98.9%) (Cost $522,507,065)		1,391,628,078

	Principal Amount	Value (Note 1)
SHORT-TERM INVESTMENTS:
Repurchase Agreements (1.3%)
Bank of Nova Scotia, 1.35%, dated 12/29/17, due 1/2/18, repurchase price $2,000,300, collateralized by various U.S. Government Treasury Securities, ranging from 3.625%-3.875%, maturing 4/15/29-8/15/43; total market value $2,040,002. (xx)	$2,000,000	$2,000,000
Bank of Nova Scotia (The), 1.39%, dated 12/29/17, due 1/2/18, repurchase price $700,108, collateralized by various U.S. Government Treasury Securities, ranging from 0.000%-3.750%, maturing 1/11/18-2/15/47; total market value $714,587. (xx)	700,000	700,000
Bank of Nova Scotia (The), 1.39%, dated 12/29/17, due 1/2/18, repurchase price $1,000,154, collateralized by various U.S. Government Treasury Securities, ranging from 0.000%-3.750%, maturing 1/11/18-2/15/47; total market value $1,020,839. (xx)	1,000,000	1,000,000
Bank of Nova Scotia (The), 1.39%, dated 12/29/17, due 1/2/18, repurchase price $800,124, collateralized by various U.S. Government Treasury Securities, ranging from 0.000%-3.750%, maturing 1/11/18-2/15/47; total market value $816,671. (xx)	800,000	800,000

See Notes to Financial Statements.

1134

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EQ/LARGE CAP GROWTH INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

	Principal Amount	Value (Note 1)
Citigroup Global Markets Ltd., 1.40%, dated 12/29/17, due 1/2/18, repurchase price $1,200,187, collateralized by various Foreign Government Agency Securities, ranging from 1.625%-2.500%, maturing 3/16/21-7/29/25, U.S. Government Treasury Securities, ranging from 0.875%-7.250%, maturing from 8/15/20-2/15/47; total market value $1,224,000. (xx)	$1,200,000	$1,200,000
Deutsche Bank AG, 1.81%, dated 12/29/17, due 1/2/18, repurchase price $1,500,302, collateralized by various Common Stocks, U.S. Government Treasury Securities, ranging from 1.875%-2.250%, maturing 4/30/22-8/15/46; total market value $1,668,332. (xx)	1,500,000	1,500,000
Deutsche Bank AG, 1.81%, dated 12/29/17, due 1/2/18, repurchase price $1,600,322, collateralized by various Common Stocks, U.S. Government Treasury Securities, ranging from 1.875%-2.250%, maturing 4/30/22-8/15/46; total market value $1,779,554. (xx)	1,600,000	1,600,000
Deutsche Bank AG, 1.81%, dated 12/29/17, due 1/2/18, repurchase price $300,060, collateralized by various Common Stocks, U.S. Government Treasury Securities, ranging from 1.875%-2.250%, maturing 4/30/22-8/15/46; total market value $333,666. (xx)	300,000	300,000
Deutsche Bank AG, 1.81%, dated 12/29/17, due 1/2/18, repurchase price $1,400,282, collateralized by various Common Stocks, U.S. Government Treasury Securities, ranging from 1.875%-2.250%, maturing 4/30/22-8/15/46; total market value $1,557,110. (xx)	1,400,000	1,400,000
Deutsche Bank AG, 1.55%, dated 12/29/17, due 1/2/18, repurchase price $1,300,224, collateralized by various Corporate Bonds, ranging from 1.750%-1.875%, maturing 9/5/19-4/14/22, Foreign Government Agency Securities, ranging from 1.875%-2.000%, maturing 3/15/19-5/2/25; total market value $1,326,001. (xx)	1,300,000	1,300,000
Macquarie Bank Ltd., 1.42%, dated 12/29/17, due 1/2/18, repurchase price $1,000,158, collateralized by various U.S. Government Treasury Securities, ranging from 0.000%-3.750%, maturing 1/4/18-11/15/47; total market value $1,020,450. (xx)	$1,000,000	$1,000,000
NBC Global Finance Ltd., 1.59%, dated 12/29/17, due 1/2/18, repurchase price $1,400,247, collateralized by various Common Stocks; total market value $1,557,397. (xx)	1,400,000	1,400,000
NBC Global Finance Ltd., 1.59%, dated 12/29/17, due 1/2/18, repurchase price $1,600,283, collateralized by various Common Stocks; total market value $1,779,883. (xx)	1,600,000	1,600,000
NBC Global Finance Ltd., 1.59%, dated 12/29/17, due 1/2/18, repurchase price $1,600,283, collateralized by various Common Stocks; total market value $1,779,883. (xx)	1,600,000	1,600,000
RBS Securities, Inc., 1.37%, dated 12/29/17, due 1/2/18, repurchase price $408,128, collateralized by various U.S. Government Treasury Securities, ranging from 1.750%-1.875%, maturing 2/28/22-9/30/22; total market value $416,230. (xx)	408,066	408,066

Total Repurchase Agreements		17,808,066

Total Short-Term Investments (1.3%) (Cost $17,808,066)		17,808,066

Total Investments in Securities (100.2%) (Cost $540,315,131)		1,409,436,144
Other Assets Less Liabilities (-0.2%)		(2,477,164)

Net Assets (100%)		$1,406,958,980

*	Non-income producing.
#	All, or a portion of security held by broker as collateral for financial futures contracts, with a total collateral value of $7,356,440.
(x)	All or a portion of security is on loan at December 31, 2017.
(xx)	At December 31, 2017, the Portfolio had loaned securities with a total value of $19,560,200. This was secured by cash collateral of $17,808,066 which was subsequently invested in joint repurchase agreements with a total value of $17,808,066, as detailed in the Notes to the Financial Statements, for which the Portfolio has a proportionate interest as reported in the Portfolio of Investments as Repurchase Agreements, and $2,417,224 collateralized by various U.S. Government Treasury Securities, ranging from 0.000% - 8.000%, maturing 1/4/18 - 11/15/46.

See Notes to Financial Statements.

1135

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EQ/LARGE CAP GROWTH INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

Glossary:

USD	— United States Dollar

Futures contracts outstanding as of December 31, 2017 (Note 1):

Description	Number of Contracts	Expiration Date	Trading Currency	Notional Amount ($)	Value and Unrealized Appreciation (Depreciation) ($)
Long Contracts
S&P 500 E-Mini Index	99	03/2018	USD	13,246,200	123,260

					123,260

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2017:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Common Stocks
Consumer Discretionary	$252,257,082	$—	$—	$252,257,082
Consumer Staples	94,775,332	—	—	94,775,332
Energy	12,218,135	—	—	12,218,135
Financials	47,176,149	—	—	47,176,149
Health Care	178,396,392	—	—	178,396,392
Industrials	177,316,346	—	—	177,316,346
Information Technology	528,379,004	—	—	528,379,004
Materials	52,123,338	—	—	52,123,338
Real Estate	35,045,353	—	—	35,045,353
Telecommunication Services	13,758,675	—	—	13,758,675
Utilities	182,272	—	—	182,272
Futures	123,260	—	—	123,260
Short-Term Investments
Repurchase Agreements	—	17,808,066	—	17,808,066

Total Assets	$1,391,751,338	$17,808,066	$—	$1,409,559,404

Total Liabilities	$—	$—	$—	$—

Total	$1,391,751,338	$17,808,066	$—	$1,409,559,404

There were no transfers between Levels 1, 2 or 3 during the year ended December 31, 2017.

Fair Values of Derivative Instruments as of December 31, 2017:

	Statement of Assets and Liabilities
Derivatives Not Accounted for as Hedging Instrument^	Asset Derivatives	Fair Value
Equity contracts	Receivable, Net assets – Unrealized appreciation	$123,260	*

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Portfolio of Investments. Only variation margin is reported within the Statement of Assets & Liabilities.

See Notes to Financial Statements.

1136

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PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

The Effect of Derivative Instruments on the Statement of Operations for the year ended Decemebr 31, 2017:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instrument^	Futures
Equity contracts	$1,806,246

Amount of Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instrument^	Futures
Equity contracts	$46,507

^ This Portfolio held futures contracts as a substitute for investing in conventional securities.

The Portfolio held futures contracts with an average notional balance of approximately $11,722,000 during the year ended December 31, 2017.

Investment security transactions for the year ended December 31, 2017 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$163,673,936
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$246,012,619

As of December 31, 2017, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments in securities and derivative instruments, if applicable, for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$875,533,332
Aggregate gross unrealized depreciation	(6,362,422)

Net unrealized appreciation	$869,170,910

Federal income tax cost of investments in securities and derivative instruments, if applicable	$540,388,494

See Notes to Financial Statements.

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STATEMENT OF ASSETS AND LIABILITIES

December 31, 2017

ASSETS
Investments in Securities, at value (x):
Unaffiliated Issuers (Cost $522,507,065)	$1,391,628,078
Repurchase Agreements (Cost $17,808,066)	17,808,066
Cash	13,737,819
Receivable for securities sold	1,766,497
Dividends, interest and other receivables	825,192
Receivable from Separate Accounts for Portfolio shares sold	307,621
Due from Custodian	187,226
Securities lending income receivable	8,214
Other assets	5,469

Total assets	1,426,274,182

LIABILITIES
Payable for return of collateral on securities loaned	17,808,066
Investment management fees payable	419,343
Payable to Separate Accounts for Portfolio shares redeemed	399,381
Distribution fees payable – Class IB	266,730
Payable for securities purchased	187,226
Administrative fees payable	117,074
Due to broker for futures variation margin	48,015
Distribution fees payable – Class IA	14,849
Trustees’ fees payable	2,784
Accrued expenses	51,734

Total liabilities	19,315,202

NET ASSETS	$1,406,958,980

Net assets were comprised of:
Paid in capital	$530,206,575
Accumulated undistributed net investment income (loss)	856,144
Accumulated undistributed net realized gain (loss)	6,651,988
Net unrealized appreciation (depreciation)	869,244,273

Net assets	$1,406,958,980

Class IA
Net asset value, offering and redemption price per share, $70,140,498 / 4,811,234 shares outstanding (unlimited amount authorized: $0.01 par value)	$14.58

Class IB
Net asset value, offering and redemption price per share, $1,253,335,770 / 88,549,946 shares outstanding (unlimited amount authorized: $0.01 par value)	$14.15

Class K
Net asset value, offering and redemption price per share, $83,482,712 / 5,726,180 shares outstanding (unlimited amount authorized: $0.01 par value)	$14.58

(x)	Includes value of securities on loan of $19,560,200.

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2017

INVESTMENT INCOME
Dividends (net of $44 foreign withholding tax)	$19,068,447
Interest	35,157
Securities lending (net)	151,675

Total income	19,255,279

EXPENSES
Investment management fees	4,567,775
Distribution fees – Class IB	2,867,761
Administrative fees	1,281,071
Distribution fees – Class IA	153,323
Printing and mailing expenses	110,313
Professional fees	80,953
Custodian fees	62,500
Trustees’ fees	29,890
Miscellaneous	27,577

Total expenses	9,181,163

NET INVESTMENT INCOME (LOSS)	10,074,116

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Investments in securities	58,168,649
Futures contracts	1,806,246

Net realized gain (loss)	59,974,895

Change in unrealized appreciation (depreciation) on:
Investments in securities	261,800,165
Futures contracts	46,507

Net change in unrealized appreciation (depreciation)	261,846,672

NET REALIZED AND UNREALIZED GAIN (LOSS)	321,821,567

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$331,895,683

See Notes to Financial Statements.

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STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2017	2016
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$10,074,116	$11,353,341
Net realized gain (loss)	59,974,895	62,298,906
Net change in unrealized appreciation (depreciation)	261,846,672	(2,388,509)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	331,895,683	71,263,738

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income
Class IA	(478,429)	(483,116)
Class IB	(8,850,974)	(9,974,310)
Class K	(748,520)	(1,247,601)

	(10,077,923)	(11,705,027)

Distributions from net realized capital gains
Class IA	(2,650,480)	(2,471,978)
Class IB	(49,073,835)	(52,387,336)
Class K	(3,182,136)	(5,071,545)

	(54,906,451)	(59,930,859)

TOTAL DIVIDENDS AND DISTRIBUTIONS	(64,984,374)	(71,635,886)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 886,095 and 842,715 shares, respectively ]	11,713,517	9,977,943
Capital shares issued in reinvestment of dividends and distributions [ 216,165 and 247,636 shares, respectively ]	3,128,909	2,955,094
Capital shares repurchased [ (468,867) and (528,901) shares, respectively ]	(6,416,478)	(6,235,590)

Total Class IA transactions	8,425,948	6,697,447

Class IB
Capital shares sold [ 7,838,684 and 8,003,542 shares, respectively ]	102,571,574	91,913,310
Capital shares issued in reinvestment of dividends and distributions [ 4,121,734 and 5,375,189 shares, respectively ]	57,924,809	62,361,646
Capital shares repurchased [ (11,678,175) and (13,290,203) shares, respectively ]	(154,337,606)	(154,158,178)

Total Class IB transactions	6,158,777	116,778

Class K
Capital shares sold [ 469,632 and 640,341 shares, respectively ]	6,205,336	7,607,335
Capital shares issued in reinvestment of dividends and distributions [ 271,613 and 529,726 shares, respectively ]	3,930,656	6,319,146
Capital shares repurchased [ (3,501,279) and (7,355,503) shares, respectively ]	(47,952,334)	(86,988,381)

Total Class K transactions	(37,816,342)	(73,061,900)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	(23,231,617)	(66,247,675)

TOTAL INCREASE (DECREASE) IN NET ASSETS	243,679,692	(66,619,823)
NET ASSETS:
Beginning of year	1,163,279,288	1,229,899,111

End of year (a)	$1,406,958,980	$1,163,279,288

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$856,144	$643,583

See Notes to Financial Statements.

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FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class IA	2017	2016	2015	2014	2013
Net asset value, beginning of year	$11.81	$11.81	$12.48	$12.60	$10.04

Income (loss) from investment operations:
Net investment income (loss) (e)	0.10	0.11	0.11	0.12	0.11
Net realized and unrealized gain (loss)	3.35	0.64	0.47	1.42	3.13

Total from investment operations	3.45	0.75	0.58	1.54	3.24

Less distributions:
Dividends from net investment income	(0.10)	(0.12)	(0.11)	(0.12)	(0.11)
Distributions from net realized gains	(0.58)	(0.63)	(1.14)	(1.54)	(0.57)

Total dividends and distributions	(0.68)	(0.75)	(1.25)	(1.66)	(0.68)

Net asset value, end of year	$14.58	$11.81	$11.81	$12.48	$12.60

Total return	29.27%	6.32%	4.84%	12.24%	32.47%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$70,140	$49,353	$42,712	$35,445	$27,227
Ratio of expenses to average net assets:
After waivers (f)	0.72%	0.73%	0.72%	0.73%	0.73%
After waivers and fees paid indirectly (f)	0.72%	0.73%	0.72%	0.73%	0.73%
Before waivers and fees paid indirectly (f)	0.72%	0.73%	0.72%	0.73%	0.73%
Ratio of net investment income (loss) to average net assets:
After waivers (f)	0.75%	0.95%	0.87%	0.91%	0.97%
After waivers and fees paid indirectly (f)	0.75%	0.95%	0.87%	0.91%	0.97%
Before waivers and fees paid indirectly (f)	0.75%	0.95%	0.87%	0.91%	0.97%
Portfolio turnover rate^	13%	13%	17%	15%	15%

	Year Ended December 31,
Class IB	2017	2016	2015	2014	2013
Net asset value, beginning of year	$11.48	$11.50	$12.18	$12.33	$9.83

Income (loss) from investment operations:
Net investment income (loss) (e)	0.10	0.11	0.11	0.12	0.11
Net realized and unrealized gain (loss)	3.25	0.62	0.46	1.39	3.07

Total from investment operations	3.35	0.73	0.57	1.51	3.18

Less distributions:
Dividends from net investment income	(0.10)	(0.12)	(0.11)	(0.12)	(0.11)
Distributions from net realized gains	(0.58)	(0.63)	(1.14)	(1.54)	(0.57)

Total dividends and distributions	(0.68)	(0.75)	(1.25)	(1.66)	(0.68)

Net asset value, end of year	$14.15	$11.48	$11.50	$12.18	$12.33

Total return	29.24%	6.29%	4.85%	12.24%	32.53%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$1,253,336	$1,013,708	$1,013,947	$951,916	$873,541
Ratio of expenses to average net assets:
After waivers (f)	0.72%	0.73%	0.72%	0.73%	0.73%
After waivers and fees paid indirectly (f)	0.72%	0.73%	0.72%	0.73%	0.73%
Before waivers and fees paid indirectly (f)	0.72%	0.73%	0.72%	0.73%	0.73%
Ratio of net investment income (loss) to average net assets:
After waivers (f)	0.75%	0.95%	0.87%	0.90%	0.97%
After waivers and fees paid indirectly (f)	0.75%	0.95%	0.87%	0.90%	0.97%
Before waivers and fees paid indirectly (f)	0.75%	0.95%	0.87%	0.90%	0.97%
Portfolio turnover rate^	13%	13%	17%	15%	15%

See Notes to Financial Statements.

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FINANCIAL HIGHLIGHTS (Continued)

	Year Ended December 31,
Class K	2017	2016	2015	2014	2013
Net asset value, beginning of year	$11.81	$11.81	$12.48	$12.60	$10.04

Income (loss) from investment operations:
Net investment income (loss) (e)	0.14	0.14	0.14	0.15	0.14
Net realized and unrealized gain (loss)	3.35	0.65	0.48	1.43	3.14

Total from investment operations	3.49	0.79	0.62	1.58	3.28

Less distributions:
Dividends from net investment income	(0.14)	(0.16)	(0.15)	(0.16)	(0.15)
Distributions from net realized gains	(0.58)	(0.63)	(1.14)	(1.54)	(0.57)

Total dividends and distributions	(0.72)	(0.79)	(1.29)	(1.70)	(0.72)

Net asset value, end of year	$14.58	$11.81	$11.81	$12.48	$12.60

Total return	29.55%	6.59%	5.11%	12.53%	32.80%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$83,483	$100,219	$173,240	$292,356	$439,002
Ratio of expenses to average net assets:
After waivers (f)	0.47%	0.48%	0.47%	0.48%	0.48%
After waivers and fees paid indirectly (f)	0.47%	0.48%	0.47%	0.48%	0.48%
Before waivers and fees paid indirectly (f)	0.47%	0.48%	0.47%	0.48%	0.48%
Ratio of net investment income (loss) to average net assets:
After waivers (f)	1.01%	1.21%	1.11%	1.15%	1.21%
After waivers and fees paid indirectly (f)	1.01%	1.21%	1.11%	1.15%	1.21%
Before waivers and fees paid indirectly (f)	1.01%	1.21%	1.11%	1.15%	1.21%
Portfolio turnover rate^	13%	13%	17%	15%	15%
^	Portfolio turnover rate excludes derivatives, if any.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.

See Notes to Financial Statements.

1141

EQ/LARGE CAP VALUE INDEX PORTFOLIO (Unaudited)

INVESTMENT MANAGER

➢	AXA Equitable Funds Management Group, LLC

INVESTMENT SUB-ADVISER

➢	SSGA Funds Management, Inc.

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/17
	1 Year	5 Years	10 Years/ Since Incept.
Portfolio – Class IA Shares	12.92%	13.26%	2.61%
Portfolio – Class IB Shares**	12.96	13.27	2.50
Portfolio – Class K Shares*	13.24	13.46	14.87
Russell 1000® Value Index	13.66	14.04	7.10

*  Date of inception 8/26/11.

** The returns of Class IB were calculated using the returns of Class K, adjusted for expenses, for the period from April14, 2015 through April 30, 2015.

    Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned 12.96% for the year ended December 31, 2017. This compares to the Portfolio’s benchmark, the Russell 1000® Value Index, which returned 13.66% over the same period.

Portfolio Highlights

What helped performance during the year:

•	For the year ending December 31, 2017, performance was positive with 9 of the 11 sectors contributing positively to returns.

•

The top five stocks that provided the most positive impact to performance for the year ending December 31, 2017 were JPMorgan Chase & Co., Bank of America Corp., Johnson & Johnson, Berkshire Hathaway Inc. and Intel Corporation.

What hurt performance during the year:

•

The five stocks that provided the most negative impact to performance for the year ending December 31, 2017 were General Electric Co., Schlumberger NV, Allergan plc, Exxon Mobil Corporation and AT&T Inc.

Sector Weightings as of December 31, 2017	% of Net Assets
Financials	26.4%
Health Care	13.3
Energy	10.8
Consumer Staples	8.5
Information Technology	8.4
Industrials	8.2
Consumer Discretionary	6.7
Utilities	5.8
Real Estate	4.7
Telecommunication Services	3.0
Materials	2.9
Repurchase Agreements	1.1
Cash and Other	0.2

100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees (in the case of Class IA and Class IB shares of the Portfolio), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2017 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

1142

EQ/LARGE CAP VALUE INDEX PORTFOLIO (Unaudited)

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/17	Ending Account Value 12/31/17	Expenses Paid During Period* 7/1/17 - 12/31/17
Class IA
Actual	$1,000.00	$1,082.74	$3.82
Hypothetical (5% average annual return before expenses)	1,000.00	1,021.53	3.71
Class IB
Actual	1,000.00	1,081.81	3.82
Hypothetical (5% average annual return before expenses)	1,000.00	1,021.53	3.71
Class K
Actual	1,000.00	1,083.24	2.51
Hypothetical (5% average annual return before expenses)	1,000.00	1,022.79	2.44

*  Expenses are equal to the Portfolio’s Class IA, Class IB and Class K shares annualized expense ratios of 0.73%, 0.73% and 0.48%, respectively, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

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PORTFOLIO OF INVESTMENTS

December 31, 2017

	Number of Shares	Value (Note 1)
COMMON STOCKS:
Consumer Discretionary (6.7%)
Auto Components (0.2%)
Adient plc (x)	4,988	$392,556
BorgWarner, Inc.	10,100	516,009
Gentex Corp.	5,500	115,225
Goodyear Tire & Rubber Co. (The)	13,900	449,109
Lear Corp.	540	95,396

		1,568,295

Automobiles (0.7%)
Ford Motor Co.	208,100	2,599,169
General Motors Co.	68,700	2,816,013
Harley-Davidson, Inc. (x)	2,500	127,200

		5,542,382

Distributors (0.2%)
Genuine Parts Co.	4,800	456,048
LKQ Corp.*	14,000	569,380

		1,025,428

Diversified Consumer Services (0.1%)
Graham Holdings Co., Class B	224	125,070
H&R Block, Inc.	9,300	243,846

		368,916

Hotels, Restaurants & Leisure (0.7%)
Aramark	7,600	324,824
Carnival Corp.	21,788	1,446,069
Extended Stay America, Inc.	3,500	66,500
Hilton Worldwide Holdings, Inc.	1,166	93,117
Hyatt Hotels Corp., Class A*	2,425	178,335
International Game Technology plc	5,200	137,852
MGM Resorts International	24,516	818,589
Norwegian Cruise Line Holdings Ltd.*	9,900	527,175
Royal Caribbean Cruises Ltd.	9,194	1,096,660
Yum China Holdings, Inc.	2,700	108,054

		4,797,175

Household Durables (0.7%)
CalAtlantic Group, Inc.	4,500	253,755
DR Horton, Inc.	8,327	425,260
Garmin Ltd.	6,085	362,483
Leggett & Platt, Inc.	1,400	66,822
Lennar Corp., Class A	10,600	670,344
Lennar Corp., Class B	824	42,584
Mohawk Industries, Inc.*	3,127	862,740
Newell Brands, Inc.	25,600	791,040
PulteGroup, Inc.	10,400	345,800
Tempur Sealy International, Inc. (x)*	1,500	94,035
Toll Brothers, Inc.	4,475	214,890
Whirlpool Corp.	3,516	592,938

		4,722,691

Internet & Direct Marketing Retail (0.1%)
Liberty Expedia Holdings, Inc., Class A*	2,400	106,392
Liberty Interactive Corp. QVC Group, Class A*	8,189	199,975
Liberty Ventures*	3,600	195,264
TripAdvisor, Inc. (x)*	3,100	106,826

		608,457

Leisure Products (0.1%)
Brunswick Corp.	900	49,698
Hasbro, Inc.	1,500	136,335
Mattel, Inc. (x)	14,800	227,624

		413,657

Media (2.2%)
Charter Communications, Inc., Class A*	3,300	1,108,668
Cinemark Holdings, Inc.	5,700	198,474
Comcast Corp., Class A	18,900	756,945
Discovery Communications, Inc., Class A (x)*	8,100	181,278
Discovery Communications, Inc., Class C*	11,200	237,104
DISH Network Corp., Class A*	2,800	133,700
Interpublic Group of Cos., Inc. (The)	3,200	64,512
John Wiley & Sons, Inc., Class A	2,500	164,375
Liberty Broadband Corp., Class A*	1,321	112,351
Liberty Broadband Corp., Class C*	5,547	472,383
Liberty Media Corp.-Liberty Formula One, Class A (x)*	1,300	42,536
Liberty Media Corp.-Liberty Formula One, Class C (x)*	9,200	314,272
Liberty Media Corp.-Liberty SiriusXM, Class A*	4,686	185,847
Liberty Media Corp.-Liberty SiriusXM, Class C*	8,772	347,897
Lions Gate Entertainment Corp., Class A*	900	30,429
Lions Gate Entertainment Corp., Class B*	900	28,566
Madison Square Garden Co. (The), Class A*	800	168,680
News Corp., Class A	19,305	312,934
News Corp., Class B	6,800	112,880
Regal Entertainment Group, Class A	3,200	73,632
Scripps Networks Interactive, Inc., Class A	2,100	179,298
Sirius XM Holdings, Inc. (x)	4,100	21,976
TEGNA, Inc.	12,173	171,396
Time Warner, Inc.	41,045	3,754,386
Tribune Media Co., Class A	3,700	157,139
Twenty-First Century Fox, Inc., Class A	52,820	1,823,875
Twenty-First Century Fox, Inc., Class B	22,200	757,464
Viacom, Inc., Class A (x)	100	3,490
Viacom, Inc., Class B	18,700	576,147
Walt Disney Co. (The)	25,900	2,784,509

		15,277,143

See Notes to Financial Statements.

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PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

	Number of Shares	Value (Note 1)
Multiline Retail (0.6%)
Dollar General Corp.	9,100	$846,391
Dollar Tree, Inc.*	700	75,117
Kohl’s Corp.	8,741	474,024
Macy’s, Inc.	16,290	410,345
Target Corp.	29,500	1,924,876

		3,730,753

Specialty Retail (0.7%)
Advance Auto Parts, Inc.	2,800	279,132
AutoNation, Inc. (x)*	3,400	174,522
AutoZone, Inc.*	200	142,274
Bed Bath & Beyond, Inc.	7,300	160,527
Best Buy Co., Inc.	14,100	965,427
Burlington Stores, Inc.*	1,700	209,151
Dick’s Sporting Goods, Inc.	1,100	31,614
Foot Locker, Inc.	6,491	304,298
GameStop Corp., Class A (x)	5,692	102,171
Gap, Inc. (The)	11,500	391,690
L Brands, Inc.	10,800	650,376
Michaels Cos., Inc. (The)*	1,200	29,028
Murphy USA, Inc.*	1,846	148,345
Penske Automotive Group, Inc.	1,500	71,775
Sally Beauty Holdings, Inc.*	4,800	90,048
Signet Jewelers Ltd. (x)	3,600	203,580
Tiffany & Co.	5,800	602,910
Urban Outfitters, Inc.*	4,600	161,276
Williams-Sonoma, Inc. (x)	3,700	191,290

		4,909,434

Textiles, Apparel & Luxury Goods (0.4%)
Michael Kors Holdings Ltd.*	6,800	428,060
PVH Corp.	4,100	562,561
Ralph Lauren Corp. (x)	2,900	300,701
Skechers U.S.A., Inc., Class A*	4,000	151,360
Tapestry, Inc.	12,400	548,452
Under Armour, Inc., Class A (x)*	2,700	38,961
Under Armour, Inc., Class C (x)*	2,700	35,964
VF Corp.	4,600	340,400

		2,406,459

Total Consumer Discretionary		45,370,790

Consumer Staples (8.5%)
Beverages (0.6%)
Brown-Forman Corp., Class A	400	26,896
Brown-Forman Corp., Class B	600	41,202
Coca-Cola Co. (The)	51,700	2,371,996
Molson Coors Brewing Co., Class B	9,249	759,065
PepsiCo, Inc.	9,900	1,187,208

		4,386,367

Food & Staples Retailing (2.3%)
Casey’s General Stores, Inc. (x)	2,100	235,074
CVS Health Corp.	53,875	3,905,938
Kroger Co. (The)	22,300	612,135
Rite Aid Corp. (x)*	30,000	59,100
US Foods Holding Corp.*	10,800	344,844
Walgreens Boots Alliance, Inc.	37,898	2,752,153
Wal-Mart Stores, Inc.	76,482	7,552,597

		15,461,841

Food Products (2.0%)
Archer-Daniels-Midland Co.	28,916	1,158,953
Bunge Ltd.	7,111	477,006
Campbell Soup Co.	3,300	158,763
Conagra Brands, Inc.	20,535	773,553
Flowers Foods, Inc.	9,400	181,514
General Mills, Inc.	8,900	527,681
Hain Celestial Group, Inc. (The)*	5,400	228,906
Hershey Co. (The)	800	90,808
Hormel Foods Corp.	14,400	524,016
Ingredion, Inc.	3,829	535,294
JM Smucker Co. (The)	5,719	710,529
Kellogg Co.	1,015	69,000
Kraft Heinz Co. (The)	32,100	2,496,096
Lamb Weston Holdings, Inc.	5,978	337,458
Mondelez International, Inc., Class A	77,462	3,315,373
Pilgrim’s Pride Corp.*	300	9,318
Pinnacle Foods, Inc.	6,500	386,555
Post Holdings, Inc.*	3,500	277,305
Seaboard Corp.	14	61,740
TreeHouse Foods, Inc.*	2,100	103,866
Tyson Foods, Inc., Class A	14,824	1,201,782

		13,625,516

Household Products (2.3%)
Clorox Co. (The)	1,104	164,209
Colgate-Palmolive Co.	38,700	2,919,915
Kimberly-Clark Corp.	2,805	338,451
Procter & Gamble Co. (The)	129,089	11,860,698

		15,283,273

Personal Products (0.1%)
Coty, Inc., Class A	24,046	478,275
Edgewell Personal Care Co.*	2,894	171,875
Nu Skin Enterprises, Inc., Class A	2,000	136,460

		786,610

Tobacco (1.2%)
Philip Morris International, Inc.	75,100	7,934,315

Total Consumer Staples		57,477,922

Energy (10.8%)
Energy Equipment & Services (1.2%)
Baker Hughes a GE Co.	22,749	719,778
Halliburton Co.	15,000	733,050
Helmerich & Payne, Inc. (x)	5,456	352,676
Nabors Industries Ltd.	16,153	110,325
National Oilwell Varco, Inc.	19,749	711,359
Oceaneering International, Inc.	5,900	124,726
Patterson-UTI Energy, Inc.	9,757	224,509
RPC, Inc. (x)	200	5,106
Schlumberger Ltd.	73,666	4,964,351
Transocean Ltd. (x)*	19,000	202,920
Weatherford International plc (x)*	39,000	162,630

		8,311,430

Oil, Gas & Consumable Fuels (9.6%)
Anadarko Petroleum Corp.	28,786	1,544,081
Andeavor	8,152	932,100
Antero Resources Corp.*	6,200	117,800

See Notes to Financial Statements.

1145

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PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

	Number of Shares	Value (Note 1)
Apache Corp.	19,258	$813,073
Cabot Oil & Gas Corp.	7,500	214,500
Centennial Resource Development, Inc., Class A (x)*	5,900	116,820
Cheniere Energy, Inc.*	3,700	199,208
Chesapeake Energy Corp. (x)*	44,997	178,188
Chevron Corp.	100,707	12,607,510
Cimarex Energy Co.	300	36,603
CNX Resources Corp.*	10,800	158,004
Concho Resources, Inc.*	7,700	1,156,694
ConocoPhillips	63,270	3,472,890
CONSOL Energy, Inc.*	1,350	53,339
Continental Resources, Inc.*	2,600	137,722
Devon Energy Corp.	26,035	1,077,849
Diamondback Energy, Inc. (x)*	4,100	517,625
Energen Corp.*	4,840	278,639
EOG Resources, Inc.	27,600	2,978,316
EQT Corp.	10,833	616,614
Extraction Oil & Gas, Inc. (x)*	6,400	91,584
Exxon Mobil Corp.	224,999	18,818,917
Gulfport Energy Corp.*	7,600	96,976
Hess Corp.	15,118	717,651
HollyFrontier Corp.	9,000	460,980
Kinder Morgan, Inc.	102,800	1,857,596
Kosmos Energy Ltd.*	8,800	60,280
Marathon Oil Corp.	45,348	767,742
Marathon Petroleum Corp.	25,548	1,685,657
Murphy Oil Corp. (x)	8,987	279,046
Noble Energy, Inc.	25,158	733,104
Occidental Petroleum Corp.	40,310	2,969,235
Parsley Energy, Inc., Class A*	4,200	123,648
PBF Energy, Inc., Class A (x)	5,900	209,155
Phillips 66	23,035	2,329,990
Pioneer Natural Resources Co.	8,900	1,538,365
QEP Resources, Inc.*	14,354	137,368
Range Resources Corp.	11,387	194,262
RSP Permian, Inc.*	3,500	142,380
SM Energy Co.	6,000	132,480
Southwestern Energy Co. (x)*	26,900	150,102
Targa Resources Corp.	11,600	561,672
Valero Energy Corp.	23,086	2,121,834
Whiting Petroleum Corp.*	4,800	127,104
Williams Cos., Inc. (The)	37,700	1,149,473
World Fuel Services Corp.	3,800	106,932
WPX Energy, Inc.*	19,901	280,007

		65,051,115

Total Energy		73,362,545

Financials (26.4%)
Banks (12.6%)
Associated Banc-Corp.	7,302	185,471
Bank of America Corp.	514,572	15,190,164
Bank of Hawaii Corp.	2,424	207,737
Bank of the Ozarks, Inc.	3,300	159,885
BankUnited, Inc.	5,300	215,816
BB&T Corp.	41,933	2,084,909
BOK Financial Corp.	1,396	128,879
CIT Group, Inc.	7,244	356,622
Citigroup, Inc.	140,942	10,487,494
Citizens Financial Group, Inc.	26,100	1,095,678
Comerica, Inc.	9,405	816,448
Commerce Bancshares, Inc. (x)	4,365	243,742
Cullen/Frost Bankers, Inc.	3,147	297,864
East West Bancorp, Inc. (x)	7,234	440,044
Fifth Third Bancorp	37,588	1,140,420
First Hawaiian, Inc.	2,800	81,704
First Horizon National Corp.	16,084	321,519
First Republic Bank	1,600	138,624
FNB Corp.	17,100	236,322
Huntington Bancshares, Inc.	57,625	839,020
JPMorgan Chase & Co.	183,304	19,602,529
KeyCorp	58,283	1,175,568
M&T Bank Corp.	7,459	1,275,414
PacWest Bancorp	6,600	332,640
People’s United Financial, Inc.	17,110	319,957
Pinnacle Financial Partners, Inc.	2,700	179,010
PNC Financial Services Group, Inc. (The)	25,589	3,692,237
Popular, Inc.	5,732	203,429
Prosperity Bancshares, Inc.	3,500	245,245
Regions Financial Corp.	60,768	1,050,071
Signature Bank*	1,200	164,712
SunTrust Banks, Inc.	25,774	1,664,743
SVB Financial Group*	700	163,639
Synovus Financial Corp.	5,991	287,209
TCF Financial Corp.	7,349	150,655
US Bancorp	82,550	4,423,029
Webster Financial Corp. (x)	4,900	275,184
Wells Fargo & Co.	234,834	14,247,378
Western Alliance Bancorp*	2,200	124,564
Zions Bancorp	10,668	542,254

		84,787,829

Capital Markets (4.1%)
Affiliated Managers Group, Inc.	3,000	615,750
Ameriprise Financial, Inc.	810	137,271
Bank of New York Mellon Corp. (The)	53,199	2,865,298
BGC Partners, Inc., Class A	9,100	137,501
BlackRock, Inc.	6,564	3,371,992
Charles Schwab Corp. (The)	13,000	667,810
CME Group, Inc.	18,100	2,643,505
E*TRADE Financial Corp.*	14,722	729,770
Federated Investors, Inc., Class B	3,700	133,496
Franklin Resources, Inc.	17,800	771,274
Goldman Sachs Group, Inc. (The)	18,727	4,770,891
Interactive Brokers Group, Inc., Class A	3,319	196,518
Intercontinental Exchange, Inc.	16,285	1,149,070
Invesco Ltd.	18,231	666,161
Lazard Ltd., Class A	600	31,500
Legg Mason, Inc.	3,526	148,021
Morgan Stanley	68,267	3,581,969
Morningstar, Inc.	100	9,697
Nasdaq, Inc.	6,174	474,348
Northern Trust Corp.	11,181	1,116,870
Raymond James Financial, Inc.	5,092	454,716
State Street Corp.‡	18,928	1,847,562
T. Rowe Price Group, Inc.	10,600	1,112,258
TD Ameritrade Holding Corp.	1,500	76,695

		27,709,943

See Notes to Financial Statements.

1146

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EQ/LARGE CAP VALUE INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

	Number of Shares	Value (Note 1)
Consumer Finance (1.6%)
Ally Financial, Inc.	23,400	$682,344
American Express Co.	38,100	3,783,712
Capital One Financial Corp.	24,030	2,392,907
Credit Acceptance Corp. (x)*	100	32,348
Discover Financial Services	19,519	1,501,401
Navient Corp.	15,089	200,985
OneMain Holdings, Inc.*	2,900	75,371
Santander Consumer USA Holdings, Inc.	8,600	160,132
SLM Corp.*	23,389	264,296
Synchrony Financial	42,093	1,625,211

		10,718,707

Diversified Financial Services (3.1%)
Berkshire Hathaway, Inc., Class B*	102,098	20,237,866
Leucadia National Corp.	13,113	347,363
Voya Financial, Inc.	9,400	465,018

		21,050,247

Insurance (4.7%)
Aflac, Inc.	20,715	1,818,363
Alleghany Corp.*	780	464,950
Allstate Corp. (The)	14,088	1,475,154
American Financial Group, Inc.	3,891	422,329
American International Group, Inc.	42,206	2,514,633
American National Insurance Co.	482	61,817
Arch Capital Group Ltd.*	5,901	535,634
Arthur J Gallagher & Co	3,000	189,840
Aspen Insurance Holdings Ltd.	2,201	89,361
Assurant, Inc.	2,361	238,083
Assured Guaranty Ltd.	6,354	215,210
Athene Holding Ltd., Class A*	5,700	294,747
Axis Capital Holdings Ltd.	4,606	231,498
Brighthouse Financial, Inc.*	4,448	260,831
Brown & Brown, Inc. (x)	5,985	307,988
Chubb Ltd.	24,586	3,592,751
Cincinnati Financial Corp.	7,756	581,467
CNA Financial Corp.	1,660	88,063
Erie Indemnity Co., Class A	400	48,736
Everest Re Group Ltd.	2,212	489,427
First American Financial Corp.	5,900	330,636
FNF Group	13,338	523,383
Hanover Insurance Group, Inc. (The)	2,059	222,537
Hartford Financial Services Group, Inc. (The)	19,499	1,097,404
Lincoln National Corp.	11,914	915,829
Loews Corp.	14,885	744,697
Markel Corp.*	697	793,974
Mercury General Corp.	1,474	78,771
MetLife, Inc.	47,930	2,423,341
Old Republic International Corp.	12,284	262,632
Principal Financial Group, Inc.	14,184	1,000,823
ProAssurance Corp.	2,800	160,020
Prudential Financial, Inc.	22,911	2,634,306
Reinsurance Group of America, Inc.	3,403	530,630
RenaissanceRe Holdings Ltd.	1,951	245,026
Torchmark Corp.	6,162	558,955
Travelers Cos., Inc. (The)	14,575	1,976,953
Unum Group	12,189	669,054
Validus Holdings Ltd.	4,127	193,639
White Mountains Insurance Group Ltd.	225	191,538
Willis Towers Watson plc	6,800	1,024,692
WR Berkley Corp.	4,564	327,011
XL Group Ltd.	9,245	325,054

		31,151,787

Mortgage Real Estate Investment Trusts (REITs) (0.3%)
AGNC Investment Corp. (REIT)	21,400	432,066
Annaly Capital Management, Inc. (REIT)	60,495	719,285
Chimera Investment Corp. (REIT)	9,958	184,024
MFA Financial, Inc. (REIT)	22,100	175,032
New Residential Investment Corp. (REIT)	16,400	293,232
Starwood Property Trust, Inc. (REIT)	13,600	290,360
Two Harbors Investment Corp. (REIT)	7,700	125,202

		2,219,201

Thrifts & Mortgage Finance (0.0%)
New York Community Bancorp, Inc.	22,695	295,489
TFS Financial Corp.	1,543	23,052

		318,541

Total Financials		177,956,255

Health Care (13.3%)
Biotechnology (1.1%)
Agios Pharmaceuticals, Inc. (x)*	200	11,434
Alexion Pharmaceuticals, Inc.*	2,200	263,098
Alnylam Pharmaceuticals, Inc.*	600	76,230
Amgen, Inc.	27,800	4,834,420
Biogen, Inc.*	700	222,999
Gilead Sciences, Inc.	19,800	1,418,472
Intrexon Corp. (x)*	800	9,216
Juno Therapeutics, Inc.*	3,400	155,414
OPKO Health, Inc. (x)*	15,700	76,930
United Therapeutics Corp.*	2,400	355,080

		7,423,293

Health Care Equipment & Supplies (2.7%)
Abbott Laboratories	89,626	5,114,956
Baxter International, Inc.	24,123	1,559,311
Cooper Cos., Inc. (The)	626	136,393
Danaher Corp.	32,700	3,035,214
DENTSPLY SIRONA, Inc.	12,000	789,960
Hill-Rom Holdings, Inc.	305	25,708
Hologic, Inc.*	6,400	273,600
Medtronic plc	66,603	5,378,192
STERIS plc	4,500	393,615
Teleflex, Inc.	1,972	490,673
Zimmer Biomet Holdings, Inc.	10,759	1,298,289

		18,495,911

See Notes to Financial Statements.

1147

EQ ADVISORS TRUST

EQ/LARGE CAP VALUE INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

	Number of Shares	Value (Note 1)
Health Care Providers & Services (2.4%)
Acadia Healthcare Co., Inc. (x)*	4,200	$137,046
Aetna, Inc.	11,397	2,055,905
Anthem, Inc.	13,726	3,088,487
Brookdale Senior Living, Inc.*	11,200	108,640
Cardinal Health, Inc.	16,878	1,034,115
Centene Corp.*	7,964	803,408
Cigna Corp.	1,600	324,944
DaVita, Inc.*	8,300	599,675
Envision Healthcare Corp.*	6,167	213,132
Express Scripts Holding Co.*	27,800	2,074,992
HCA Healthcare, Inc.*	13,900	1,220,976
Humana, Inc.	332	82,359
Laboratory Corp. of America Holdings*	5,480	874,115
LifePoint Health, Inc.*	1,633	81,323
McKesson Corp.	10,100	1,575,095
MEDNAX, Inc.*	4,900	261,856
Patterson Cos., Inc.	4,000	144,520
Premier, Inc., Class A*	1,700	49,623
Quest Diagnostics, Inc.	7,310	719,962
Universal Health Services, Inc., Class B	4,600	521,410
WellCare Health Plans, Inc.*	200	40,222

		16,011,805

Life Sciences Tools & Services (0.6%)
Agilent Technologies, Inc.	12,700	850,519
Bio-Rad Laboratories, Inc., Class A*	1,010	241,057
Bruker Corp.	3,500	120,120
IQVIA Holdings, Inc.*	2,900	283,910
PerkinElmer, Inc.	4,415	322,825
QIAGEN NV*	8,211	253,966
Thermo Fisher Scientific, Inc.	11,695	2,220,646

		4,293,043

Pharmaceuticals (6.5%)
Akorn, Inc.*	200	6,446
Allergan plc	17,900	2,928,082
Bristol-Myers Squibb Co.	44,200	2,708,576
Endo International plc*	11,300	87,575
Johnson & Johnson	121,202	16,934,344
Mallinckrodt plc (x)*	5,325	120,132
Merck & Co., Inc.	137,972	7,763,684
Mylan NV*	28,500	1,205,835
Perrigo Co. plc	6,800	592,688
Pfizer, Inc.	314,200	11,380,324

		43,727,686

Total Health Care		89,951,738

Industrials (8.2%)
Aerospace & Defense (2.0%)
Arconic, Inc.	23,193	632,009
General Dynamics Corp.	8,203	1,668,900
Hexcel Corp.	1,600	98,960
Huntington Ingalls Industries, Inc.	400	94,280
L3 Technologies, Inc.	4,180	827,013
Lockheed Martin Corp.	1,300	417,365
Orbital ATK, Inc.	2,976	391,344
Raytheon Co.	9,732	1,828,156
Spirit AeroSystems Holdings, Inc., Class A	6,399	558,313
Teledyne Technologies, Inc.*	1,900	344,185
Textron, Inc.	14,339	811,444
United Technologies Corp.	39,500	5,039,016

		12,710,985

Air Freight & Logistics (0.1%)
Expeditors International of Washington, Inc.	3,000	194,070
XPO Logistics, Inc. (x)*	1,600	146,544

		340,614

Airlines (0.7%)
Alaska Air Group, Inc.	1,200	88,212
American Airlines Group, Inc.	13,500	702,405
Copa Holdings SA, Class A	1,500	201,090
Delta Air Lines, Inc.	35,200	1,971,200
JetBlue Airways Corp.*	16,400	366,376
Spirit Airlines, Inc.*	3,900	174,915
United Continental Holdings, Inc.*	14,300	963,820

		4,468,018

Building Products (0.4%)
Fortune Brands Home & Security, Inc.	600	41,064
Johnson Controls International plc	49,984	1,904,890
Lennox International, Inc.	200	41,652
Masco Corp.	5,600	246,064
Owens Corning	5,868	539,504
USG Corp.*	4,800	185,088

		2,958,262

Commercial Services & Supplies (0.2%)
Clean Harbors, Inc.*	800	43,360
Pitney Bowes, Inc.	9,900	110,682
Republic Services, Inc.	12,232	827,005
Stericycle, Inc.*	4,400	299,156
Waste Management, Inc.	4,249	366,689

		1,646,892

Construction & Engineering (0.2%)
AECOM*	7,694	285,832
Fluor Corp.	7,000	361,550
Jacobs Engineering Group, Inc.	6,578	433,885
Quanta Services, Inc.*	6,164	241,074
Valmont Industries, Inc.	1,200	199,020

		1,521,361

Electrical Equipment (0.8%)
Acuity Brands, Inc.	700	123,200
AMETEK, Inc.	9,800	710,206
Eaton Corp. plc	23,874	1,886,285
Emerson Electric Co.	29,400	2,048,886
Hubbell, Inc.	1,090	147,521
Regal Beloit Corp.	2,352	180,163
Sensata Technologies Holding NV (x)*	4,400	224,884

		5,321,145

See Notes to Financial Statements.

1148

EQ ADVISORS TRUST

EQ/LARGE CAP VALUE INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

	Number of Shares	Value (Note 1)
Industrial Conglomerates (1.4%)
Carlisle Cos., Inc.	3,329	$378,341
General Electric Co.	380,418	6,638,294
Honeywell International, Inc.	16,900	2,591,784
Roper Technologies, Inc.	300	77,700

		9,686,119

Machinery (1.4%)
AGCO Corp.	3,321	237,219
Caterpillar, Inc.	2,900	456,982
Colfax Corp.*	4,700	186,214
Crane Co.	2,741	244,552
Cummins, Inc.	5,700	1,006,848
Donaldson Co., Inc.	400	19,580
Dover Corp.	7,323	739,550
Flowserve Corp.	7,000	294,910
Fortive Corp.	1,600	115,760
IDEX Corp.	260	34,312
Ingersoll-Rand plc	6,831	609,257
ITT, Inc.	5,000	266,850
Oshkosh Corp.	4,000	363,560
PACCAR, Inc.	18,300	1,300,764
Parker-Hannifin Corp.	966	192,794
Pentair plc	8,536	602,812
Snap-on, Inc.	2,700	470,610
Stanley Black & Decker, Inc.	7,368	1,250,276
Terex Corp.	4,768	229,913
Timken Co. (The)	2,966	145,779
Trinity Industries, Inc.	7,406	277,429
Wabtec Corp. (x)	3,100	252,433
Xylem, Inc.	4,713	321,427

		9,619,831

Marine (0.0%)
Kirby Corp.*	2,600	173,680

Professional Services (0.3%)
Dun & Bradstreet Corp. (The)	1,200	142,092
IHS Markit Ltd.*	9,000	406,350
ManpowerGroup, Inc.	3,667	462,445
Nielsen Holdings plc	19,030	692,692

		1,703,579

Road & Rail (0.6%)
AMERCO	300	113,373
CSX Corp.	4,800	264,048
Genesee & Wyoming, Inc., Class A*	2,800	220,444
Kansas City Southern	5,300	557,666
Norfolk Southern Corp.	15,301	2,217,114
Old Dominion Freight Line, Inc.	1,100	144,705
Ryder System, Inc.	2,609	219,600
Union Pacific Corp.	4,000	536,400

		4,273,350

Trading Companies & Distributors (0.1%)
Air Lease Corp.	4,800	230,832
MSC Industrial Direct Co., Inc., Class A	1,500	144,990
WESCO International, Inc.*	2,292	156,200
WW Grainger, Inc.	200	47,250

		579,272

Transportation Infrastructure (0.0%)
Macquarie Infrastructure Corp.	4,300	276,060

Total Industrials		55,279,168

Information Technology (8.4%)
Communications Equipment (1.9%)
ARRIS International plc*	9,600	246,624
Cisco Systems, Inc.	264,100	10,115,030
CommScope Holding Co., Inc. (x)*	5,000	189,150
EchoStar Corp., Class A*	2,359	141,304
Harris Corp.	4,790	678,504
Juniper Networks, Inc.	19,400	552,900
Motorola Solutions, Inc.	7,700	695,618

		12,619,130

Electronic Equipment, Instruments & Components (0.5%)
Arrow Electronics, Inc.*	4,495	361,443
Avnet, Inc.	6,258	247,942
Corning, Inc.	42,367	1,355,320
Dolby Laboratories, Inc., Class A	3,100	192,200
FLIR Systems, Inc.	3,400	158,508
Jabil, Inc. (x)	8,918	234,098
Keysight Technologies, Inc. (x)*	9,800	407,680
National Instruments Corp.	1,200	49,956
Trimble, Inc.*	2,900	117,856

		3,125,003

Internet Software & Services (0.5%)
Akamai Technologies, Inc.*	9,000	585,360
eBay, Inc.*	51,500	1,943,610
LogMeIn, Inc.	1,000	114,500
Twitter, Inc.*	33,400	801,934
Zillow Group, Inc., Class A*	1,000	40,740
Zillow Group, Inc., Class C (x)*	2,000	81,840

		3,567,984

IT Services (0.7%)
Amdocs Ltd.	7,271	476,105
Booz Allen Hamilton Holding Corp.	700	26,691
Conduent, Inc.*	11,100	179,376
CoreLogic, Inc.*	2,035	94,037
DST Systems, Inc.	2,900	180,003
Fidelity National Information Services, Inc.	7,552	710,568
International Business Machines Corp.	14,200	2,178,564
Leidos Holdings, Inc.	7,550	487,504
Sabre Corp.	2,400	49,200
Teradata Corp. (x)*	6,900	265,374
WEX, Inc.*	400	56,492

		4,703,914

Semiconductors & Semiconductor Equipment (2.8%)
Cypress Semiconductor Corp.	16,100	245,364
First Solar, Inc.*	4,000	270,080
Intel Corp.	250,111	11,545,123
Marvell Technology Group Ltd.	21,500	461,605
Micron Technology, Inc.*	13,629	560,424
Microsemi Corp.*	1,200	61,980
NXP Semiconductors NV*	7,700	901,593

See Notes to Financial Statements.

1149

EQ ADVISORS TRUST

EQ/LARGE CAP VALUE INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

	Number of Shares	Value (Note 1)
ON Semiconductor Corp.*	1,200	$25,128
Qorvo, Inc.*	3,200	213,120
QUALCOMM, Inc.	78,300	5,012,766
Teradyne, Inc.	700	29,309
Versum Materials, Inc.	5,300	200,605
Xilinx, Inc.	700	47,194

		19,574,291

Software (1.3%)
Autodesk, Inc.*	2,100	220,143
CA, Inc.	16,258	541,066
FireEye, Inc. (x)*	9,400	133,480
Guidewire Software, Inc.*	2,400	178,224
Nuance Communications, Inc.*	15,300	250,155
Oracle Corp.	142,800	6,751,584
SS&C Technologies Holdings, Inc.	400	16,192
Synopsys, Inc.*	7,186	612,535
Zynga, Inc., Class A*	36,500	146,000

		8,849,379

Technology Hardware, Storage & Peripherals (0.7%)
Hewlett Packard Enterprise Co.	88,500	1,270,860
HP, Inc.	90,500	1,901,405
NetApp, Inc.	2,100	116,172
Western Digital Corp.	13,369	1,063,237
Xerox Corp.	12,275	357,816

		4,709,490

Total Information Technology		57,149,191

Materials (2.9%)
Chemicals (1.7%)
Air Products & Chemicals, Inc.	11,400	1,870,512
Albemarle Corp.	4,825	617,069
Ashland Global Holdings, Inc.	3,417	243,290
Cabot Corp.	2,935	180,767
Celanese Corp.	3,000	321,240
CF Industries Holdings, Inc.	12,400	527,496
DowDuPont, Inc.	64,710	4,608,647
Eastman Chemical Co.	7,800	722,592
Huntsman Corp.	5,501	183,128
LyondellBasell Industries NV, Class A	9,600	1,059,072
Mosaic Co. (The)	17,800	456,748
Olin Corp.	8,800	313,104
Platform Specialty Products Corp.*	6,400	63,488
PPG Industries, Inc.	1,000	116,820
Praxair, Inc.	1,900	293,892
RPM International, Inc.	600	31,452
Scotts Miracle-Gro Co. (The), Class A	100	10,699
Valvoline, Inc.	10,080	252,605
Westlake Chemical Corp.	900	95,877

		11,968,498

Construction Materials (0.0%)
Martin Marietta Materials, Inc.	300	66,312
Vulcan Materials Co.	482	61,874

		128,186

Containers & Packaging (0.4%)
AptarGroup, Inc.	2,299	198,358
Ardagh Group SA	500	10,550
Avery Dennison Corp.	381	43,762
Ball Corp.	8,300	314,155
Bemis Co., Inc.	4,771	228,006
Crown Holdings, Inc.*	2,100	118,125
Graphic Packaging Holding Co.	5,200	80,340
International Paper Co.	1,975	114,432
Owens-Illinois, Inc.*	1,900	42,123
Sealed Air Corp.	5,100	251,430
Sonoco Products Co.	4,582	243,487
WestRock Co.	13,289	839,997

		2,484,765

Metals & Mining (0.8%)
Alcoa Corp.*	9,831	529,596
Freeport-McMoRan, Inc.*	58,000	1,099,679
Newmont Mining Corp.	28,500	1,069,320
Nucor Corp.	17,020	1,082,132
Reliance Steel & Aluminum Co.	3,809	326,774
Royal Gold, Inc.	2,200	180,664
Southern Copper Corp.	500	23,725
Steel Dynamics, Inc.	11,001	474,473
Tahoe Resources, Inc.	16,500	79,035
United States Steel Corp.	8,524	299,960

		5,165,358

Paper & Forest Products (0.0%)
Domtar Corp.	3,046	150,838

Total Materials		19,897,645

Real Estate (4.7%)
Equity Real Estate Investment Trusts (REITs) (4.5%)
Alexandria Real Estate Equities, Inc. (REIT)	5,042	658,435
American Campus Communities, Inc. (REIT)	7,200	295,416
American Homes 4 Rent (REIT), Class A	12,100	264,264
Apartment Investment & Management Co. (REIT), Class A	7,864	343,735
Apple Hospitality REIT, Inc. (REIT)	11,200	219,632
AvalonBay Communities, Inc. (REIT)	7,357	1,312,562
Boston Properties, Inc. (REIT)	7,029	913,981
Brandywine Realty Trust (REIT)	8,453	153,760
Brixmor Property Group, Inc. (REIT)	16,300	304,158
Camden Property Trust (REIT)	4,688	431,577
Colony NorthStar, Inc. (REIT), Class A	28,693	327,387
Columbia Property Trust, Inc. (REIT)	6,900	158,355
CoreCivic, Inc. (REIT)	6,534	147,015
Corporate Office Properties Trust (REIT)	5,267	153,796
CubeSmart (REIT)	3,100	89,652
CyrusOne, Inc. (REIT)	500	29,765
DCT Industrial Trust, Inc. (REIT)	5,000	293,900

See Notes to Financial Statements.

1150

EQ ADVISORS TRUST

EQ/LARGE CAP VALUE INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

	Number of Shares	Value (Note 1)
DDR Corp. (REIT)	17,912	$160,492
Digital Realty Trust, Inc. (REIT)	2,600	296,140
Douglas Emmett, Inc. (REIT)	1,449	59,496
Duke Realty Corp. (REIT)	19,302	525,207
Empire State Realty Trust, Inc. (REIT), Class A	6,800	139,604
EPR Properties (REIT)	3,500	229,110
Equity Commonwealth (REIT)*	6,717	204,936
Equity Residential (REIT)	19,009	1,212,204
Essex Property Trust, Inc. (REIT)	3,480	839,968
Extra Space Storage, Inc. (REIT)	1,000	87,450
Federal Realty Investment Trust (REIT)	2,400	318,744
Forest City Realty Trust, Inc. (REIT), Class A	12,360	297,876
Gaming and Leisure Properties, Inc. (REIT)	7,100	262,700
GGP, Inc. (REIT)	32,559	761,555
HCP, Inc. (REIT)	25,091	654,373
Healthcare Trust of America, Inc. (REIT), Class A	10,450	313,918
Highwoods Properties, Inc. (REIT)	5,300	269,823
Hospitality Properties Trust (REIT)	8,891	265,396
Host Hotels & Resorts, Inc. (REIT)	38,990	773,952
Hudson Pacific Properties, Inc. (REIT)	7,500	256,875
Invitation Homes, Inc. (REIT)	15,500	365,335
Iron Mountain, Inc. (REIT)	1,800	67,914
JBG SMITH Properties (REIT)	4,578	158,994
Kilroy Realty Corp. (REIT)	5,100	380,715
Kimco Realty Corp. (REIT)	20,433	370,859
Lamar Advertising Co. (REIT), Class A	500	37,120
Liberty Property Trust (REIT)	8,022	345,026
Life Storage, Inc. (REIT)	2,400	213,768
Macerich Co. (The) (REIT)	7,270	477,494
Medical Properties Trust, Inc. (REIT)	19,300	265,954
Mid-America Apartment Communities, Inc. (REIT)	5,759	579,125
National Retail Properties, Inc. (REIT)	8,200	353,666
Omega Healthcare Investors, Inc. (REIT) (x)	10,400	286,416
Outfront Media, Inc. (REIT)	5,731	132,959
Paramount Group, Inc. (REIT)	10,000	158,500
Park Hotels & Resorts, Inc. (REIT)	6,857	197,139
Piedmont Office Realty Trust, Inc. (REIT), Class A (x)	8,030	157,468
Prologis, Inc. (REIT)	28,086	1,811,828
Rayonier, Inc. (REIT)	6,400	202,432
Realty Income Corp. (REIT)	14,526	828,273
Regency Centers Corp. (REIT)	7,975	551,711
Retail Properties of America, Inc. (REIT), Class A	13,200	177,408
Senior Housing Properties Trust (REIT)	11,479	219,823
Simon Property Group, Inc. (REIT)	1,600	274,784
SL Green Realty Corp. (REIT)	4,970	501,622
Spirit Realty Capital, Inc. (REIT)	26,300	225,654
STORE Capital Corp. (REIT)	7,800	203,112
Sun Communities, Inc. (REIT)	4,200	389,676
Tanger Factory Outlet Centers, Inc. (REIT) (x)	4,700	124,597
Taubman Centers, Inc. (REIT)	1,601	104,753
UDR, Inc. (REIT)	14,112	543,594
Uniti Group, Inc. (REIT) (x)	8,842	157,299
Ventas, Inc. (REIT)	18,936	1,136,349
VEREIT, Inc. (REIT)	53,700	418,323
Vornado Realty Trust (REIT)	9,156	715,816
Weingarten Realty Investors (REIT)	6,502	213,721
Welltower, Inc. (REIT)	19,570	1,247,979
Weyerhaeuser Co. (REIT)	39,871	1,405,851
WP Carey, Inc. (REIT)	5,700	392,730

		30,422,996

Real Estate Management & Development (0.2%)
CBRE Group, Inc., Class A*	8,800	381,128
Howard Hughes Corp. (The)*	1,947	255,583
Jones Lang LaSalle, Inc.	2,500	372,325
Realogy Holdings Corp.	6,300	166,950

		1,175,986

Total Real Estate		31,598,982

Telecommunication Services (3.0%)
Diversified Telecommunication Services (2.9%)
AT&T, Inc.	326,462	12,692,843
CenturyLink, Inc.	50,679	845,326
Verizon Communications, Inc.	108,200	5,727,026

		19,265,195

Wireless Telecommunication Services (0.1%)
Sprint Corp. (x)*	33,511	197,380
Telephone & Data Systems, Inc.	5,246	145,839
T-Mobile US, Inc.*	6,000	381,059
United States Cellular Corp.*	771	29,013

		753,291

Total Telecommunication Services		20,018,486

Utilities (5.8%)
Electric Utilities (3.3%)
Alliant Energy Corp.	12,586	536,289
American Electric Power Co., Inc.	26,354	1,938,864
Avangrid, Inc.	3,200	161,856
Duke Energy Corp.	36,993	3,111,482
Edison International	16,976	1,073,562
Entergy Corp.	9,569	778,821
Eversource Energy	16,967	1,071,975
Exelon Corp.	51,353	2,023,822
FirstEnergy Corp.	24,063	736,809
Great Plains Energy, Inc.	11,935	384,784
Hawaiian Electric Industries, Inc.	5,204	188,125
NextEra Energy, Inc.	24,784	3,871,014
OGE Energy Corp.	10,684	351,610

See Notes to Financial Statements.

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PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

	Number of Shares	Value (Note 1)
PG&E Corp.	27,309	$1,224,262
Pinnacle West Capital Corp.	5,951	506,906
PPL Corp.	36,574	1,131,965
Southern Co. (The)	52,596	2,529,342
Westar Energy, Inc.	7,528	397,478
Xcel Energy, Inc.	27,119	1,304,695

		23,323,661

Gas Utilities (0.2%)
Atmos Energy Corp.	5,627	483,303
National Fuel Gas Co. (x)	4,044	222,056
UGI Corp.	8,837	414,897

		1,120,256

Independent Power and Renewable Electricity Producers (0.2%)
AES Corp.	36,586	396,227
Calpine Corp.*	17,047	257,921
NRG Energy, Inc.	12,794	364,373
Vistra Energy Corp.*	12,900	236,328

		1,254,849

Multi-Utilities (1.9%)
Ameren Corp.	12,925	762,446
CenterPoint Energy, Inc.	22,982	651,770
CMS Energy Corp.	14,870	703,351
Consolidated Edison, Inc.	16,377	1,391,226
Dominion Energy, Inc.	34,221	2,773,955
DTE Energy Co.	9,501	1,039,979
MDU Resources Group, Inc.	9,146	245,844
NiSource, Inc.	17,272	443,372
Public Service Enterprise Group, Inc.	26,958	1,388,337
SCANA Corp.	7,194	286,177
Sempra Energy	13,359	1,428,345
Vectren Corp.	4,614	300,002
WEC Energy Group, Inc.	16,886	1,121,737

		12,536,541

Water Utilities (0.2%)
American Water Works Co., Inc.	9,483	867,600
Aqua America, Inc. (x)	9,871	387,239

		1,254,839

Total Utilities		39,490,146

Total Common Stocks (98.7%) (Cost $464,335,862)		667,552,868

	Principal Amount	Value (Note 1)
SHORT-TERM INVESTMENTS:
Repurchase Agreements (1.1%)
Bank of Nova Scotia, 1.35%, dated 12/29/17, due 1/2/18, repurchase price $500,075, collateralized by various U.S. Government Treasury Securities, ranging from 3.625%-3.875%, maturing 4/15/29-8/15/43; total market value $510,000. (xx)	$500,000	500,000
Bank of Nova Scotia (The), 1.39%, dated 12/29/17, due 1/2/18, repurchase price $200,031, collateralized by various U.S. Government Treasury Securities, ranging from 0.000%-3.750%, maturing 1/11/18-2/15/47; total market value $204,168. (xx)	200,000	200,000
Bank of Nova Scotia (The), 1.39%, dated 12/29/17, due 1/2/18, repurchase price $600,093, collateralized by various U.S. Government Treasury Securities, ranging from 0.000%-3.750%, maturing 1/11/18-2/15/47; total market value $612,503. (xx)	600,000	600,000
Bank of Nova Scotia (The), 1.39%, dated 12/29/17, due 1/2/18, repurchase price $300,046, collateralized by various U.S. Government Treasury Securities, ranging from 0.000%-3.750%, maturing 1/11/18-2/15/47; total market value $306,252. (xx)	300,000	300,000
Citigroup Global Markets Ltd., 1.40%, dated 12/29/17, due 1/2/18, repurchase price $500,078, collateralized by various Foreign Government Agency Securities, ranging from 1.625%-2.500%, maturing 3/16/21-7/29/25, U.S. Government Treasury Securities, ranging from 0.875%-7.250%, maturing from 8/15/20-2/15/47; total market value $510,000. (xx)	500,000	500,000
Citigroup Global Markets, Inc., 1.60%, dated 12/29/17, due 1/2/18, repurchase price $1,000,178, collateralized by various Common Stocks; total market value $1,100,000. (xx)	1,000,000	1,000,000
Deutsche Bank AG, 1.81%, dated 12/29/17, due 1/2/18, repurchase price $400,080, collateralized by various Common Stocks, U.S. Government Treasury Securities, ranging from 1.875%-2.250%, maturing 4/30/22-8/15/46; total market value $444,889. (xx)	400,000	400,000
Deutsche Bank AG, 1.81%, dated 12/29/17, due 1/2/18, repurchase price $500,101, collateralized by various Common Stocks, U.S. Government Treasury Securities, ranging from 1.875%-2.250%, maturing 4/30/22-8/15/46; total market value $556,111. (xx)	500,000	500,000

See Notes to Financial Statements.

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PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

	Principal Amount	Value (Note 1)
Deutsche Bank AG, 1.81%, dated 12/29/17, due 1/2/18, repurchase price $300,060, collateralized by various Common Stocks, U.S. Government Treasury Securities, ranging from 1.875%-2.250%, maturing 4/30/22-8/15/46; total market value $333,666. (xx)	$300,000	$300,000
Deutsche Bank AG, 1.81%, dated 12/29/17, due 1/2/18, repurchase price $200,040, collateralized by various Common Stocks, U.S. Government Treasury Securities, ranging from 1.875%-2.250%, maturing 4/30/22-8/15/46; total market value $222,444. (xx)	200,000	200,000
Deutsche Bank AG, 1.55%, dated 12/29/17, due 1/2/18, repurchase price $500,086, collateralized by various Corporate Bonds, ranging from 1.750%-1.875%, maturing 9/5/19-4/14/22, Foreign Government Agency Securities, ranging from 1.875%-2.000%, maturing 3/15/19-5/2/25; total market value $510,000. (xx)	500,000	500,000
Macquarie Bank Ltd., 1.42%, dated 12/29/17, due 1/2/18, repurchase price $1,000,158, collateralized by various U.S. Government Treasury Securities, ranging from 0.000%-3.750%, maturing 1/4/18-11/15/47; total market value $1,020,450. (xx)	1,000,000	1,000,000
NBC Global Finance Ltd., 1.59%, dated 12/29/17, due 1/2/18, repurchase price $600,106, collateralized by various Common Stocks; total market value $667,456. (xx)	600,000	600,000
NBC Global Finance Ltd., 1.59%, dated 12/29/17, due 1/2/18, repurchase price $600,106, collateralized by various Common Stocks; total market value $667,456. (xx)	600,000	600,000
NBC Global Finance Ltd., 1.59%, dated 12/29/17, due 1/2/18, repurchase price $600,106, collateralized by various Common Stocks; total market value $667,456. (xx)	600,000	600,000
RBS Securities, Inc., 1.37%, dated 12/29/17, due 1/2/18, repurchase price $96,606, collateralized by various U.S. Government Treasury Securities, ranging from 1.750%-1.875%, maturing 2/28/22-9/30/22; total market value $98,524. (xx)	96,591	96,591

Total Repurchase Agreements		7,896,591

U.S. Treasury Obligations (0.1%)
U.S. Treasury Bills 1.17%, 2/1/18#(p)	385,000	384,601

Total Short-Term Investments (1.2%) (Cost $8,281,222)		8,281,192

Total Investments in Securities (99.9%) (Cost $472,617,084)		675,834,060
Other Assets Less Liabilities (0.1%)		726,003

Net Assets (100%)		$676,560,063

*	Non-income producing.
‡	All, or a portion, of the security is an affiliated company as defined under the Investment Company Act of 1940.
#	All, or a portion of security held by broker as collateral for financial futures contracts, with a total collateral value of $384,601.
(p)	Yield to maturity.
(x)	All or a portion of security is on loan at December 31, 2017.
(xx)	At December 31, 2017, the Portfolio had loaned securities with a total value of $7,789,279. This was secured by cash collateral of $7,896,591 which was subsequently invested in joint repurchase agreements with a total value of $7,896,591, as detailed in the Notes to the Financial Statements, for which the Portfolio has a proportionate interest as reported in the Portfolio of Investments as Repurchase Agreements, and $147,478 collateralized by various U.S. Government Treasury Securities, ranging from 0.000% – 4.250%, maturing 1/4/18 – 11/15/46.

Glossary:

USD	— United States Dollar

See Notes to Financial Statements.

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PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

Investments in companies which were affiliates for the year ended December 31, 2017, were as follows:

Security Description	Shares at December 31, 2017	Market Value December 31, 2016 ($)	Purchases at Cost ($)	Proceeds from Sales ($)	Net Realized Gain (Loss) ($)	Change in Unrealized Appreciation/ (Depreciation) ($)	Market Value December 31, 2017 ($)	Dividend/ Interest Income ($)	Capital Gain Distributions ($)
State Street Corp.	18,928	1,719,788	39,598	(325,118)	120,174	293,120	1,847,562	31,539	—

Futures contracts outstanding as of December 31, 2017 (Note 1):
Description	Number of Contracts	Expiration Date	Trading Currency	Notional Amount ($)	Value and Unrealized Appreciation (Depreciation) ($)
Long Contracts
S&P 500 E-Mini Index	67	3/2018	USD	8,964,600	74,403
S&P Midcap 400 E-Mini Index	2	3/2018	USD	380,480	1,650

					76,053

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2017:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Common Stocks
Consumer Discretionary	$45,370,790	$—	$—	$45,370,790
Consumer Staples	57,477,922	—	—	57,477,922
Energy	73,362,545	—	—	73,362,545
Financials	177,956,255	—	—	177,956,255
Health Care	89,951,738	—	—	89,951,738
Industrials	55,279,168	—	—	55,279,168
Information Technology	57,149,191	—	—	57,149,191
Materials	19,897,645	—	—	19,897,645
Real Estate	31,598,982	—	—	31,598,982
Telecommunication Services	20,018,486	—	—	20,018,486
Utilities	39,490,146	—	—	39,490,146
Futures	76,053	—	—	76,053
Short-Term Investments
Repurchase Agreements	—	7,896,591	—	7,896,591
U.S. Treasury Obligations	—	384,601	—	384,601

Total Assets	$667,628,921	$8,281,192	$—	$675,910,113

Total Liabilities	$—	$—	$—	$—

Total	$667,628,921	$8,281,192	$—	$675,910,113

There were no transfers between Levels 1, 2 or 3 during the year ended December 31, 2017.

See Notes to Financial Statements.

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PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

Fair Values of Derivative Instruments as of December 31, 2017:

	Statement of Assets and Liabilities
Derivatives Not Accounted for as Hedging Instrument^	Asset Derivatives	Fair Value
Equity contracts	Receivable, Net assets –
	Unrealized appreciation	$76,053	*

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Portfolio of Investments. Only variation margin is reported within the Statement of Assets & Liabilities.

The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2017:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instrument^	Futures
Equity contracts	$1,519,810

Amount of Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instrument^	Futures
Equity contracts	$140,036

^ This Portfolio held futures contracts as a substitute for investing in conventional securities.

The Portfolio held futures contracts with an average notional balance of approximately $9,429,000 during the year ended December 31, 2017.

Investment security transactions for the year ended December 31, 2017 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$85,653,544
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$106,909,781

As of December 31, 2017, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments in securities and derivative instruments, if applicable, for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$223,211,782
Aggregate gross unrealized depreciation	(23,177,730)

Net unrealized appreciation	$200,034,052

Federal income tax cost of investments in securities and derivative instruments, if applicable	$475,876,061

See Notes to Financial Statements.

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STATEMENT OF ASSETS AND LIABILITIES

December 31, 2017

ASSETS
Investments in Securities, at value (x):
Affiliated Issuers (Cost $653,334)	$1,847,562
Unaffiliated Issuers (Cost $464,067,159)	666,089,907
Repurchase Agreements (Cost $7,896,591)	7,896,591
Cash	8,076,893
Dividends, interest and other receivables	1,023,962
Securities lending income receivable	2,647
Other assets	2,827

Total assets	684,940,389

LIABILITIES
Payable for return of collateral on securities loaned	7,896,591
Investment management fees payable	200,445
Distribution fees payable – Class IB	129,075
Administrative fees payable	55,961
Due to broker for futures variation margin	34,822
Distribution fees payable – Class IA	14,073
Trustees’ fees payable	1,033
Accrued expenses	48,326

Total liabilities	8,380,326

NET ASSETS	$676,560,063

Net assets were comprised of:
Paid in capital	$474,834,883
Accumulated undistributed net investment income (loss)	411,346
Accumulated undistributed net realized gain (loss)	(1,979,195)
Net unrealized appreciation (depreciation)	203,293,029

Net assets	$676,560,063

Class IA
Net asset value, offering and redemption price per share, $65,262,764 / 7,045,674 shares outstanding (unlimited amount authorized: $0.01 par value)	$9.26

Class IB
Net asset value, offering and redemption price per share, $611,170,669 / 66,193,517 shares outstanding (unlimited amount authorized: $0.01 par value)	$9.23

Class K
Net asset value, offering and redemption price per share, $126,630 / 13,728 shares outstanding (unlimited amount authorized: $0.01 par value)	$9.22

(x)	Includes value of securities on loan of $7,789,279.

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2017

INVESTMENT INCOME
Dividends ($31,539 of dividend income received from affiliates) (net of $35 foreign withholding tax)	$16,177,526
Interest	34,232
Securities lending (net)	35,817

Total income	16,247,575

EXPENSES
Investment management fees	2,270,228
Distribution fees – Class IB	1,467,506
Administrative fees	636,757
Distribution fees – Class IA	153,795
Professional fees	69,510
Printing and mailing expenses	54,074
Custodian fees	45,000
Trustees’ fees	15,092
Miscellaneous	14,779

Total expenses	4,726,741

NET INVESTMENT INCOME (LOSS)	11,520,834

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Investments in securities ($120,174 of realized gain (loss) from affiliates)	21,801,659
Futures contracts	1,519,810

Net realized gain (loss)	23,321,469

Change in unrealized appreciation (depreciation) on:
Investments in securities ($293,120 of change in unrealized appreciation (depreciation) from affiliates)	44,685,446
Futures contracts	140,036

Net change in unrealized appreciation (depreciation)	44,825,482

NET REALIZED AND UNREALIZED GAIN (LOSS)	68,146,951

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$79,667,785

See Notes to Financial Statements.

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STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2017	2016
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$11,520,834	$10,684,450
Net realized gain (loss)	23,321,469	18,543,247
Net change in unrealized appreciation (depreciation)	44,825,482	57,900,110

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	79,667,785	87,127,807

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income
Class IA	(1,141,173)	(1,017,100)
Class IB	(10,379,978)	(9,776,141)
Class K	(2,442)	(2,195)

	(11,523,593)	(10,795,436)

Distributions from net realized capital gains
Class IA	(2,159,020)	(1,727,237)
Class IB	(19,676,810)	(16,685,077)
Class K	(4,074)	(3,260)

	(21,839,904)	(18,415,574)

TOTAL DIVIDENDS AND DISTRIBUTIONS	(33,363,497)	(29,211,010)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 1,297,608 and 1,490,124 shares, respectively ]	11,750,866	12,335,416
Capital shares issued in reinvestment of dividends and distributions [ 361,091 and 316,091 shares, respectively ]	3,300,193	2,744,337
Capital shares repurchased [ (1,475,785) and (2,295,641) shares, respectively ]	(13,329,788)	(17,478,608)

Total Class IA transactions	1,721,271	(2,398,855)

Class IB
Capital shares sold [ 5,316,238 and 8,308,222 shares, respectively ]	47,680,700	68,197,391
Capital shares issued in reinvestment of dividends and distributions [ 3,299,263 and 3,057,089 shares, respectively ]	30,056,788	26,461,218
Capital shares repurchased [ (8,982,289) and (10,189,112) shares, respectively ]	(80,936,019)	(81,692,141)

Total Class IB transactions	(3,198,531)	12,966,468

Class K
Capital shares issued in reinvestment of dividends and distributions [ 716 and 631 shares, respectively ]	6,516	5,455

Total Class K transactions	6,516	5,455

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	(1,470,744)	10,573,068

TOTAL INCREASE (DECREASE) IN NET ASSETS	44,833,544	68,489,865
NET ASSETS:
Beginning of year	631,726,519	563,236,654

End of year (a)	$676,560,063	$631,726,519

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$411,346	$323,745

See Notes to Financial Statements.

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FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class IA	2017	2016	2015	2014	2013
Net asset value, beginning of year	$8.63	$7.76	$8.51	$7.67	$5.91

Income (loss) from investment operations:
Net investment income (loss) (e)	0.16	0.15	0.16	0.12	0.11
Net realized and unrealized gain (loss)	0.95	1.14	(0.54)	0.85	1.76

Total from investment operations	1.11	1.29	(0.38)	0.97	1.87

Less distributions:
Dividends from net investment income	(0.17)	(0.16)	(0.16)	(0.13)	(0.11)
Distributions from net realized gains	(0.31)	(0.26)	(0.21)	—	—

Total dividends and distributions	(0.48)	(0.42)	(0.37)	(0.13)	(0.11)

Net asset value, end of year	$9.26	$8.63	$7.76	$8.51	$7.67

Total return	12.92%	16.57%	(4.46)%	12.59%	31.63%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$65,263	$59,200	$57,074	$52,296	$42,374
Ratio of expenses to average net assets:
After waivers (f)	0.73%	0.73%	0.73%	0.73%	0.75%
After waivers and fees paid indirectly (f)	0.73%	0.73%	0.73%	0.73%	0.74%
Before waivers and fees paid indirectly (f)	0.73%	0.73%	0.73%	0.73%	0.75%
Ratio of net investment income (loss) to average net assets:
After waivers (f)	1.78%	1.87%	1.90%	1.51%	1.61%
After waivers and fees paid indirectly (f)	1.78%	1.87%	1.90%	1.51%	1.62%
Before waivers and fees paid indirectly (f)	1.78%	1.87%	1.90%	1.51%	1.61%
Portfolio turnover rate^	13%	18%	19%	16%	17%

	Year Ended December 31,
Class IB	2017	2016	2015	2014	2013
Net asset value, beginning of year	$8.60	$7.74	$8.49	$7.65	$5.89

Income (loss) from investment operations:
Net investment income (loss) (e)	0.16	0.15	0.16	0.12	0.11
Net realized and unrealized gain (loss)	0.95	1.12	(0.54)	0.85	1.76

Total from investment operations	1.11	1.27	(0.38)	0.97	1.87

Less distributions:
Dividends from net investment income	(0.17)	(0.15)	(0.16)	(0.13)	(0.11)
Distributions from net realized gains	(0.31)	(0.26)	(0.21)	—	—

Total dividends and distributions	(0.48)	(0.41)	(0.37)	(0.13)	(0.11)

Net asset value, end of year	$9.23	$8.60	$7.74	$8.49	$7.65

Total return	12.96%	16.47%	(4.47)%	12.62%	31.73%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$611,171	$572,415	$506,067	$556,305	$464,380
Ratio of expenses to average net assets:
After waivers (f)	0.73%	0.73%	0.73%	0.73%	0.75%
After waivers and fees paid indirectly (f)	0.73%	0.73%	0.73%	0.73%	0.74%
Before waivers and fees paid indirectly (f)	0.73%	0.73%	0.73%	0.73%	0.75%
Ratio of net investment income (loss) to average net assets:
After waivers (f)	1.78%	1.88%	1.86%	1.51%	1.61%
After waivers and fees paid indirectly (f)	1.78%	1.88%	1.86%	1.51%	1.62%
Before waivers and fees paid indirectly (f)	1.78%	1.88%	1.86%	1.51%	1.61%
Portfolio turnover rate^	13%	18%	19%	16%	17%

See Notes to Financial Statements.

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FINANCIAL HIGHLIGHTS (Continued)

	Year Ended December 31,		May 1, 2015** to December 31, 2015		January 1, 2015 to April 13, 2015‡		Year Ended December 31,
Class K	2017	2016					2014	2013
Net asset value, beginning of period	$8.59	$7.73	$8.49		$8.58		$7.70	$5.91

Income (loss) from investment operations:
Net investment income (loss) (e)	0.18	0.17	0.13		0.05		0.17	0.11
Net realized and unrealized gain (loss) on investments and futures	0.95	1.13	(0.50)		(0.02)		0.86	1.81

Total from investment operations	1.13	1.30	(0.37)		0.03		1.03	1.92

Less distributions:
Dividends from net investment income	(0.19)	(0.18)	(0.18)		—		(0.15)	(0.13)
Distributions from net realized gains	(0.31)	(0.26)	(0.21)		—		—	—

Total dividends and distributions	(0.50)	(0.44)	(0.39)		—		(0.15)	(0.13)

Net asset value, end of period	$9.22	$8.59	$7.73		$8.61		$8.58	$7.70

Total return (b)	13.24%	16.79%	(4.34)%		0.35%		13.36%	32.47%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$127	$112	$96		$—		$— #	$— #
Ratio of expenses to average net assets:
After waivers (a)(f)	0.48%	0.48%	0.48%		0.48%		0.48%	0.46%
After waivers and fees paid indirectly (a)(f)	0.48%	0.48%	0.48%		0.48%		0.48%	0.46%
Before waivers and fees paid indirectly (a)(f)	0.48%	0.48%	0.48%		0.48%		0.48%	0.46%
Ratio of net investment income (loss) to average net assets:
After waivers (a)(f)	2.03%	2.13%	2.36	%(l)	1.73	%(l)	2.04%	1.70%
After waivers and fees paid indirectly (a)(f)	2.03%	2.13%	2.36	%(l)	1.73	%(l)	2.04%	1.71%
Before waivers and fees paid indirectly (a)(f)	2.03%	2.13%	2.36	%(l)	1.73	%(l)	2.04%	1.71%
Portfolio turnover rate (z)^	13%	18%	19%		19%		16%	17%
**	Resumed operations.
‡	After the close of business on April 13, 2015, operations ceased and shares were fully redeemed.
#	Amount is less than $500.00.
^	Portfolio turnover rate excludes derivatives, if any.
(a)	Ratios for periods less than one year are annualized. Certain non-recurring expenses incurred by the Portfolio are not annualized for periods less than one year.
(b)	Total returns for periods less than one year are not annualized.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.
(l)	The annualized ratio of net investment income to average net assets may not be indicative of operating results for a full year.
(z)	Portfolio turnover rate for periods less than one year is not annualized.

See Notes to Financial Statements.

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EQ/MFS INTERNATIONAL GROWTH PORTFOLIO (Unaudited)

INVESTMENT MANAGER

➢	AXA Equitable Funds Management Group, LLC

INVESTMENT SUB-ADVISER

➢	MFS Investment Management

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/17
	1 Year	5 Years	10 Years/ Since Incept.
Portfolio – Class IA Shares*	32.11%	7.80%	4.00%
Portfolio – Class IB Shares	32.06	7.79	3.90
Portfolio – Class K Shares**	32.41	8.07	9.27
MSCI ACWI ex U.S. Growth (Net) Index	32.01	7.97	2.40

*  Date of inception 9/26/08. Returns shown for Class IA shares prior to this period are derived from the historical performance of Class IB shares adjusted to reflect the 12b-1 fees, applicable to Class IB shares. Class IA shares were not subject to any 12b-1 fees prior to January 1, 2012.

** Date of inception 8/26/11.

    Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned 32.06% for the year ended December 31, 2017. This compares to the Portfolio’s benchmark, theMorgan Stanley Capital International (MSCI) ACWI ex U.S. Growth (Net) Index, which returned 32.01% over the same period.

Portfolio Highlights

What helped performance during the year:

•

Security selection in the retailing sector contributed to performance relative to the benchmark. Within this sector, the portfolio’s overweight positions in luxury apparel and accessories retailer Kering SA (France) and luxury goods company LVMH Moet Hennessy Louis Vuitton SE (France) bolstered relative results.

•

Security selection in the financial services sector also benefited relative performance. Here, holding shares of banking and financial services provider HDFC Bank Ltd. (India) and an overweight position in insurance company AIA Group Ltd. (Hong Kong) supported relative returns.

•

An underweight position in the utilities and communications sector and security selection in the basic materials sector aided relative results. However, there were no individual stocks within either sector that were among the Portfolio’s largest relative contributors during the reporting period.

•

Elsewhere, the Portfolio’s overweight positions in online and mobile commerce company Alibaba Group Holding Ltd. (China), Information Technology solutions provider Amadeus IT Group SA (Spain), wine and alcoholic beverage producer Pernod Ricard SA (France) and safety, testing and inspection company Intertek Group plc (United Kingdom) contributed to relative results. In addition, the Portfolio’s position in laboratory precision instrument manufacturer Mettler-Toledo International Inc. and not holding shares of biopharmaceutical company Shire plc (United Kingdom) benefited relative performance.

What hurt performance during the year:

•

Security selection in the leisure sector weighed on relative results. The Portfolio’s overweight position in communications company WPP plc (United Kingdom) held back relative returns. Additionally, not holding shares of multinational media and ecommerce company Naspers Ltd. (South Africa) and the portfolio’s position in advertising and public relations company Publicis Groupe SA (France) dampened relative performance.

•

Security selection in the technology sector also detracted from relative performance. Within this sector, not holding positions in online and mobile games and advertising firm Tencent Holdings Ltd. (China) and electronics manufacturer Samsung Electronics Co. Ltd. (South Korea) hindered relative results.

•

Other top relative detractors during the period included overweight positions in tobacco company Japan Tobacco, Inc. (Japan), diagnostics and pharmaceutical company Roche Holding AG (Switzerland), pharmaceutical firm Novartis AG (Switzerland) and health, hygiene and home products manufacturer Reckitt Benckiser Group plc (United Kingdom).

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Portfolio Positioning and Outlook — Massachusetts Financial Services Company d/b/a MFS Investment Management

The market tends to be short-term oriented, with investors focusing on “the next big thing.” For this reason, it is not uncommon for investors to bid up the stock prices of companies that have exposure to areas where they anticipate strong near-term secular growth, such as artificial intelligence or autonomous vehicles. While we are aware of these themes and meet with the management teams of these companies, we don’t typically invest in such areas for a variety of reasons. First, as noted before, investors often bid up these stocks to lofty valuations that we think fully reflect the companies’ growth prospects. Second, the more nascent the industry, the more uncertainty there is around how it will evolve. We believe that trying to predict the winners, especially since new entrants have historically been willing to sacrifice profitability in order to gain market share, is an inherently risky venture. Rather than speculate in these unpredictable, early-stage industries, we prefer to invest in areas where the secular growth is more predictable, which dovetails well with our long-term investment horizon.

Our investments in consumer staples, which is our largest overweight sector as of December 31, 2017, are a great example of this. We believe the emergence of a growing middle class in emerging markets is a predictable, long-term secular growth theme. As a result, we invest in a number of consumer staples companies that derive a significant amount of their revenues from emerging markets, where product penetration is often much lower than it is in developed markets. We believe the unit volume growth for many of the companies we own, whether they be alcohol producers or consumer products companies, is therefore likely to be higher and more sustainable than that of the overall market. Given their strong brands, many consumer staples companies also benefit from having better pricing power and less volatile earnings than other companies do. For this reason, it is not surprising that consumer staples companies typically trade at a premium valuation relative to the market. While that remains true today, it is worth noting that consumer staples stocks are trading at roughly the same valuation premium today that they have traded at historically.

From a regional perspective, it is worth noting that the Portfolio at year end was significantly underweight emerging markets and Japan, based on country of domicile. However, because we invest mostly in multinational companies, our active regional weights are much less pronounced when looking at the Portfolio based on where our companies derive their revenues.

Our underweight to emerging markets, based on domicile, stems from a few factors. First, China is a significant part of the index and we believe many state-owned entities do not act in the best interests of their shareholders. Second, there are many commodity-related companies in the index that we do not own because they do not meet our buy criteria. In particular, many of these capital-intensive businesses have very low return on invested capital and / or generate very little free cash flow.

Our underweight to Japan, on the other hand, results from our inability to find many companies that meet our minimum 5% revenue growth hurdle. Over the past 10 years, the average compound revenue growth rate for Japanese companies has been 2.4%. During this same period, only 18% of Japanese companies met our 5% revenue hurdle. Simply put, it has been, and we think will continue to be, challenging to find growth in Japan. Furthermore, when investors do find these rare growth companies in Japan, they often bid up their valuations to levels that we find unattractive. For these reasons, despite our continual search for Japanese investments, we remain underweight this region.

Sector Weightings as of December 31, 2017	Market Value	% of Net Assets
Information Technology	$294,414,632	19.5%
Consumer Staples	292,415,264	19.4
Health Care	217,961,042	14.4
Industrials	196,872,226	13.0
Financials	182,669,783	12.1
Consumer Discretionary	158,200,236	10.5
Materials	107,763,008	7.1
Energy	29,528,885	2.0
Telecommunication Services	14,922,742	1.0
Cash and Other	14,509,159	1.0

		100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees (in the case of Class IA and Class IB shares of the Portfolio), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2017 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the

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Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/17	Ending Account Value 12/31/17	Expenses Paid During Period* 7/1/17 - 12/31/17
Class IA
Actual	$1,000.00	$1,108.52	$6.38
Hypothetical (5% average annual return before expenses)	1,000.00	1,019.16	6.11
Class IB
Actual	1,000.00	1,108.38	6.38
Hypothetical (5% average annual return before expenses)	1,000.00	1,019.16	6.11
Class K
Actual	1,000.00	1,109.60	5.05
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.42	4.84

*  Expenses are equal to the Portfolio’s Class IA, Class IB and Class K shares annualized expense ratios of 1.20%, 1.20% and 0.95%, respectively, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

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EQ/MFS INTERNATIONAL GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2017

	Number of Shares	Value (Note 1)

COMMON STOCKS:
Australia (1.8%)
Brambles Ltd.	1,429,016	$11,227,946
Caltex Australia Ltd.	282,978	7,518,021
Oil Search Ltd.	1,482,233	9,009,231

		27,755,198

Brazil (0.5%)
Ambev SA (ADR)	1,252,656	8,092,158

Canada (4.1%)
Canadian National Railway Co.	421,877	34,804,852
Element Fleet Management Corp.	720,295	5,443,757
Ritchie Bros Auctioneers, Inc.	300,789	9,006,920
Suncor Energy, Inc.	354,129	13,001,634

		62,257,163

China (4.4%)
Alibaba Group Holding Ltd. (ADR)*	211,238	36,423,768
Baidu, Inc. (ADR)*	89,036	20,853,122
China Resources Beer Holdings Co. Ltd.	2,402,000	8,623,754

		65,900,644

Denmark (0.9%)
Novo Nordisk A/S, Class B	253,136	13,646,750

France (17.9%)
Air Liquide SA	170,973	21,550,162
Danone SA	349,023	29,293,328
Dassault Systemes SE	158,824	16,882,151
Essilor International Cie Generale d’Optique SA	155,969	21,511,675
Kering	56,452	26,619,435
Legrand SA	106,159	8,176,193
L’Oreal SA	165,601	36,748,892
LVMH Moet Hennessy Louis Vuitton SE	117,222	34,515,219
Pernod Ricard SA	250,059	39,589,393
Publicis Groupe SA	155,654	10,580,036
Schneider Electric SE*	290,819	24,725,830

		270,192,314

Germany (10.3%)
Bayer AG (Registered)	226,078	28,211,007
Brenntag AG	213,015	13,487,275
Fresenius Medical Care AG & Co. KGaA	202,266	21,303,228
GEA Group AG	291,201	13,979,395
Linde AG*	100,688	23,515,763
SAP SE	350,226	39,269,434
Symrise AG	177,745	15,274,207

		155,040,309

Hong Kong (2.9%)
AIA Group Ltd.	5,192,769	44,298,566

India (2.9%)
Adani Ports & Special Economic Zone Ltd.	509,704	3,239,379
HDFC Bank Ltd.	938,202	27,728,872

ITC Ltd.	3,135,427	12,931,748

		43,899,999

Ireland (0.9%)
Paddy Power Betfair plc	116,695	13,904,295

Israel (2.1%)
Mellanox Technologies Ltd.*	70,136	4,537,799
Nice Ltd. (ADR)	288,376	26,504,638

		31,042,437

Italy (0.9%)
Prysmian SpA	411,879	13,437,108

Japan (8.6%)
AEON Financial Service Co. Ltd.	545,800	12,710,710
Bandai Namco Holdings, Inc.	119,800	3,918,021
Japan Tobacco, Inc.	360,400	11,614,044
Kao Corp.	201,900	13,652,328
Obic Co. Ltd.	173,800	12,771,813
SoftBank Group Corp.	188,500	14,922,742
Sundrug Co. Ltd.	390,300	18,151,072
Terumo Corp.	479,300	22,715,438
TOTO Ltd.	318,300	18,785,844

		129,242,012

Mexico (0.8%)
Grupo Financiero Banorte SAB de CV, Class O	1,543,131	8,462,597
Grupo Financiero Inbursa SAB de CV, Class O	1,859,446	3,037,529

		11,500,126

Netherlands (1.6%)
Akzo Nobel NV	283,102	24,803,429

Peru (0.7%)
Credicorp Ltd.	48,889	10,141,045

Singapore (1.1%)
DBS Group Holdings Ltd.	915,000	17,000,822

South Korea (0.5%)
NAVER Corp.*	8,648	7,027,938

Spain (1.9%)
Amadeus IT Group SA	390,546	28,167,343

Sweden (0.6%)
Telefonaktiebolaget LM Ericsson, Class B	1,477,156	9,696,926

Switzerland (12.2%)
Julius Baer Group Ltd.*	213,467	13,056,220
Nestle SA (Registered)	660,008	56,758,859
Novartis AG (Registered)	398,906	33,731,699
Roche Holding AG	187,012	47,307,156
Sika AG	1,265	10,047,822
UBS Group AG (Registered)*	1,295,222	23,845,536

		184,747,292

Taiwan (3.3%)
MediaTek, Inc.	698,000	6,895,912
Taiwan Semiconductor Manufacturing Co. Ltd. (ADR)	1,091,456	43,276,231

		50,172,143

See Notes to Financial Statements.

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PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

	Number of Shares	Value (Note 1)

United Kingdom (12.9%)
Burberry Group plc	513,615	$12,426,754
Compass Group plc	884,029	19,097,147
Croda International plc	210,472	12,571,626
Diageo plc	812,447	29,891,214
Experian plc	603,730	13,335,462
HSBC Holdings plc	1,636,434	16,944,128
Intertek Group plc	268,261	18,797,795
Reckitt Benckiser Group plc	289,760	27,068,474
Rolls-Royce Holdings plc*	1,205,819	13,789,469
Rolls-Royce Holdings plc (Preference) (q)(r)*	58,332,922	78,758
Whitbread plc	273,094	14,748,714
WPP plc	898,294	16,264,072

		195,013,613

United States (5.2%)
Accenture plc, Class A	275,051	42,107,558
Mettler-Toledo International, Inc.*	29,513	18,283,894
QIAGEN NV*	358,012	11,250,194
Yum China Holdings, Inc.	153,087	6,126,542

		77,768,188

Total Investments in Securities (99.0%) (Cost $957,556,744)		1,494,747,818
Other Assets Less Liabilities (1.0%)		14,509,159

Net Assets (100%)		$1,509,256,977

*	Non-income producing.
(q)	Preference Shares are a special type of equity investment that shares in the earnings of the company, has limited voting rights, and receives a greater dividend than applicable Common Shares.
(r)	Value determined using significant unobservable inputs.

Glossary:

ADR	— American Depositary Receipt

Sector Weightings as of December 31, 2017	Market Value	% of Net Assets
Information Technology	$294,414,632	19.5%
Consumer Staples	292,415,264	19.4
Health Care	217,961,042	14.4
Industrials	196,872,226	13.0
Financials	182,669,783	12.1
Consumer Discretionary	158,200,236	10.5
Materials	107,763,008	7.1
Energy	29,528,885	2.0
Telecommunication Services	14,922,742	1.0
Cash and Other	14,509,159	1.0

		100.0%

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2017:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Common Stocks
Consumer Discretionary	$6,126,542	$152,073,694	$—	$158,200,236
Consumer Staples	8,092,158	284,323,106	—	292,415,264
Energy	13,001,634	16,527,251	—	29,528,885
Financials	27,084,928	155,584,855	—	182,669,783
Health Care	18,283,894	199,677,148	—	217,961,042
Industrials	43,811,772	152,981,696	78,758	196,872,226
Information Technology	173,703,115	120,711,517	—	294,414,632
Materials	—	107,763,008	—	107,763,008
Telecommunication Services	—	14,922,742	—	14,922,742

Total Assets	$290,104,043	$1,204,565,017	$78,758	$1,494,747,818

Total Liabilities	$—	$—	$—	$—

Total	$290,104,043	$1,204,565,017	$78,758	$1,494,747,818

There were no transfers between Levels 1, 2 or 3 during the year ended December 31, 2017.

See Notes to Financial Statements.

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EQ/MFS INTERNATIONAL GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

Fair Values of Derivative Instruments as of December 31, 2017:

The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2017:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instrument^	Forward Foreign Currency Contracts
Foreign exchange contracts	$ 45,467

Amount of Unrealized Gain or (Loss) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instrument^	Forward Foreign Currency Contracts
Foreign exchange contracts	$(399)

^ This Portfolio held forward foreign currency contracts for hedging.

The Portfolio held forward foreign currency contracts with an average settlement value of approximately $593,000 for six months during the year ended December 31, 2017.

Investment security transactions for the year ended December 31, 2017 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$169,811,218
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$297,288,861

As of December 31, 2017, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments in securities and derivative instruments, if applicable, for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$559,626,227
Aggregate gross unrealized depreciation	(26,511,132)

Net unrealized appreciation	$533,115,095

Federal income tax cost of investments in securities and derivative instruments, if applicable	$961,632,723

See Notes to Financial Statements.

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EQ/MFS INTERNATIONAL GROWTH PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2017

ASSETS
Investments in Securities, at value (Cost $957,556,744)	$1,494,747,818
Cash	13,874,327
Dividends, interest and other receivables	2,914,728
Receivable for securities sold	497,131
Receivable from Separate Accounts for Portfolio shares sold	27,224
Other assets	5,876

Total assets	1,512,067,104

LIABILITIES
Foreign currency overdraft payable	438
Investment management fees payable	1,024,257
Payable for securities purchased	994,067
Payable to Separate Accounts for Portfolio shares redeemed	414,504
Administrative fees payable	126,134
Accrued India taxes	58,621
Distribution fees payable – Class IB	54,604
Distribution fees payable – Class IA	7,392
Trustees’ fees payable	761
Accrued expenses	129,349

Total liabilities	2,810,127

NET ASSETS	$1,509,256,977

Net assets were comprised of:
Paid in capital	$956,760,446
Accumulated undistributed net investment income (loss)	(69,810)
Accumulated undistributed net realized gain (loss)	15,352,304
Net unrealized appreciation (depreciation) (net of India tax of $(58,621) on unrealized appreciation on investments)	537,214,037

Net assets	$1,509,256,977

Class IA
Net asset value, offering and redemption price per share, $29,946,944 / 3,599,885 shares outstanding (unlimited amount authorized: $0.01 par value)	$8.32

Class IB
Net asset value, offering and redemption price per share, $262,212,174 / 31,461,382 shares outstanding (unlimited amount authorized: $0.01 par value)	$8.33

Class K
Net asset value, offering and redemption price per share, $1,217,097,859 / 146,262,127 shares outstanding (unlimited amount authorized: $0.01 par value)	$8.32

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2017

INVESTMENT INCOME
Dividends (net of $2,550,098 foreign withholding tax)	$28,386,161
Interest	38,828

Total income	28,424,989

EXPENSES
Investment management fees	12,013,383
Administrative fees	1,412,667
Distribution fees – Class IB	564,563
Custodian fees	301,000
Professional fees	139,080
Printing and mailing expenses	122,582
Distribution fees – Class IA	78,985
Trustees’ fees	32,557
Miscellaneous	41,063

Gross expenses	14,705,880
Less: Waiver from investment manager	(381,190)

Net expenses	14,324,690

NET INVESTMENT INCOME (LOSS)	14,100,299

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Investments in securities	71,811,893
Forward foreign currency contracts	45,467
Foreign currency transactions	28

Net realized gain (loss)	71,857,388

Change in unrealized appreciation (depreciation) on:
Investments in securities (net of India tax of $(47,070) on unrealized appreciation on investments)	310,613,610
Forward foreign currency contracts	(399)
Foreign currency translations	216,774

Net change in unrealized appreciation (depreciation)	310,829,985

NET REALIZED AND UNREALIZED GAIN (LOSS)	382,687,373

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$396,787,672

See Notes to Financial Statements.

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STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2017	2016
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$14,100,299	$15,042,506
Net realized gain (loss)	71,857,388	110,097
Net change in unrealized appreciation (depreciation)	310,829,985	17,591,045

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	396,787,672	32,743,648

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income
Class IA	(281,009)	(250,559)
Class IB	(1,922,648)	(1,845,002)
Class K	(12,014,776)	(12,911,244)

	(14,218,433)	(15,006,805)

Distributions from net realized capital gains
Class IA	(1,269,807)	(45,475)
Class IB	(8,687,968)	(340,682)
Class K	(41,762,900)	(1,960,835)

	(51,720,675)	(2,346,992)

TOTAL DIVIDENDS AND DISTRIBUTIONS	(65,939,108)	(17,353,797)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 1,081,504 and 686,660 shares, respectively ]	8,469,464	4,525,425
Capital shares issued in reinvestment of dividends and distributions [ 189,902 and 44,686 shares, respectively ]	1,550,816	296,034
Capital shares repurchased [ (1,518,426) and (623,072) shares, respectively ]	(12,306,660)	(4,097,682)

Total Class IA transactions	(2,286,380)	723,777

Class IB
Capital shares sold [ 4,788,925 and 3,567,756 shares, respectively ]	36,956,707	23,524,998
Capital shares issued in reinvestment of dividends and distributions [ 1,296,877 and 329,273 shares, respectively ]	10,610,616	2,185,684
Capital shares repurchased [ (3,058,680) and (2,970,707) shares, respectively ]	(23,359,982)	(19,610,535)

Total Class IB transactions	24,207,341	6,100,147

Class K
Capital shares sold [ 5,002,547 and 16,746,802 shares, respectively ]	37,446,472	104,052,689
Capital shares issued in reinvestment of dividends and distributions [ 6,585,728 and 2,249,260 shares, respectively ]	53,777,676	14,872,079
Capital shares repurchased [ (23,544,340) and (15,189,326) shares, respectively ]	(186,854,138)	(99,813,627)

Total Class K transactions	(95,629,990)	19,111,141

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	(73,709,029)	25,935,065

TOTAL INCREASE (DECREASE) IN NET ASSETS	257,139,535	41,324,916
NET ASSETS:
Beginning of year	1,252,117,442	1,210,792,526

End of year (a)	$1,509,256,977	$1,252,117,442

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$(69,810)	$(78,322)

See Notes to Financial Statements.

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FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class IA	2017	2016	2015	2014	2013
Net asset value, beginning of year	$6.57	$6.52	$6.65	$7.38	$6.62

Income (loss) from investment operations:
Net investment income (loss) (e)	0.06	0.06	0.04	0.08	0.04
Net realized and unrealized gain (loss)	2.04	0.07	(0.02)	(0.45)	0.85

Total from investment operations	2.10	0.13	0.02	(0.37)	0.89

Less distributions:
Dividends from net investment income	(0.06)	(0.07)	(0.06)	(0.07)	(0.06)
Distributions from net realized gains	(0.29)	(0.01)	(0.09)	(0.29)	(0.07)

Total dividends and distributions	(0.35)	(0.08)	(0.15)	(0.36)	(0.13)

Net asset value, end of year	$8.32	$6.57	$6.52	$6.65	$7.38

Total return	32.11%	1.95%	0.23%	(5.09)%	13.64%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$29,947	$25,282	$24,379	$20,631	$18,409
Ratio of expenses to average net assets:
After waivers (f)	1.20%	1.22%	1.23%	1.23%	1.24%
Before waivers (f)	1.23%	1.23%	1.23%	1.23%	1.24%
Ratio of net investment income (loss) to average net assets:
After waivers (f)	0.74%	0.97%	0.63%	1.16%	0.63%
Before waivers (f)	0.72%	0.96%	0.63%	1.16%	0.63%
Portfolio turnover rate^	12%	20%	27%	22%	31%

	Year Ended December 31,
Class IB	2017	2016	2015	2014	2013
Net asset value, beginning of year	$6.58	$6.53	$6.66	$7.39	$6.63

Income (loss) from investment operations:
Net investment income (loss) (e)	0.06	0.06	0.04	0.09	0.08
Net realized and unrealized gain (loss)	2.04	0.07	(0.02)	(0.46)	0.81

Total from investment operations	2.10	0.13	0.02	(0.37)	0.89

Less distributions:
Dividends from net investment income	(0.06)	(0.07)	(0.06)	(0.07)	(0.06)
Distributions from net realized gains	(0.29)	(0.01)	(0.09)	(0.29)	(0.07)

Total dividends and distributions	(0.35)	(0.08)	(0.15)	(0.36)	(0.13)

Net asset value, end of year	$8.33	$6.58	$6.53	$6.66	$7.39

Total return	32.06%	1.95%	0.23%	(5.08)%	13.62%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$262,212	$187,210	$179,695	$176,193	$184,658
Ratio of expenses to average net assets:
After waivers (f)	1.20%	1.22%	1.23%	1.23%	1.24%
Before waivers (f)	1.23%	1.23%	1.23%	1.23%	1.23%
Ratio of net investment income (loss) to average net assets:
After waivers (f)	0.75%	0.95%	0.65%	1.18%	1.21%
Before waivers (f)	0.73%	0.94%	0.65%	1.18%	1.21%
Portfolio turnover rate^	12%	20%	27%	22%	31%

See Notes to Financial Statements.

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FINANCIAL HIGHLIGHTS (Continued)

	Year Ended December 31,
Class K	2017	2016	2015	2014	2013
Net asset value, beginning of year	$6.57	$6.52	$6.65	$7.38	$6.62

Income (loss) from investment operations:
Net investment income (loss) (e)	0.08	0.08	0.06	0.10	0.07
Net realized and unrealized gain (loss)	2.04	0.06	(0.03)	(0.45)	0.84

Total from investment operations	2.12	0.14	0.03	(0.35)	0.91

Less distributions:
Dividends from net investment income	(0.08)	(0.08)	(0.07)	(0.09)	(0.08)
Distributions from net realized gains	(0.29)	(0.01)	(0.09)	(0.29)	(0.07)

Total dividends and distributions	(0.37)	(0.09)	(0.16)	(0.38)	(0.15)

Net asset value, end of year	$8.32	$6.57	$6.52	$6.65	$7.38

Total return	32.41%	2.21%	0.48%	(4.84)%	13.92%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$1,217,098	$1,039,625	$1,006,718	$978,242	$1,096,824
Ratio of expenses to average net assets:
After waivers (f)	0.95%	0.97%	0.98%	0.98%	0.99%
Before waivers (f)	0.98%	0.98%	0.98%	0.98%	0.99%
Ratio of net investment income (loss) to average net assets:
After waivers (f)	1.03%	1.23%	0.89%	1.43%	0.97%
Before waivers (f)	1.00%	1.22%	0.89%	1.43%	0.97%
Portfolio turnover rate^	12%	20%	27%	22%	31%
^	Portfolio turnover rate excludes derivatives, if any.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.

See Notes to Financial Statements.

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EQ/MID CAP INDEX PORTFOLIO (Unaudited)

INVESTMENT MANAGER

➢	AXA Equitable Funds Management Group, LLC

INVESTMENT SUB-ADVISER

➢	SSGA Funds Management, Inc.

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/17
	1 Year	5 Years	10 Years/ Since Incept.
Portfolio – Class IA Shares	15.46%	14.20%	6.91%
Portfolio – Class IB Shares	15.47	14.21	6.79
Portfolio – Class K Shares*	15.73	14.49	15.55
S&P MidCap 400® Index	16.24	15.01	9.97
* Date of inception 8/26/11. Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned 15.47% for the year ended December 31, 2017. This compares to the Portfolio’s benchmark, the S&P MidCap 400® Index, which returned 16.24% over the same period.

Portfolio Highlights

What helped performance during the year:

•	For the year ending December 31, 2017 nine of the eleven sectors contributed positively to the Portfolio’s performance.

•

The top five stocks that provided the most positive impact to performance for the year ending December 31, 2017 were NVR, Inc., Take-Two Interactive Software, Inc., Chemours Co., Cognex Corporation and MSCI Inc.

What hurt performance during the year:

•

The five stocks that provided the most negative impact to performance for the year Nabors Industries Ltd., Mallinckrodt Plc, QEP Resources, Inc., Frontier Communications Corporation and Dick’s Sporting Goods, Inc.

Sector Weightings as of December 31, 2017	% of Net Assets
Information Technology	17.3%
Financials	17.2
Industrials	15.7
Consumer Discretionary	12.0
Real Estate	9.0
Health Care	7.5
Materials	7.1
Utilities	5.3
Repurchase Agreements	4.8
Energy	4.2
Consumer Staples	3.8
Telecommunication Services	0.1
Cash and Other	(4.0)

100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees (in the case of Class IA and Class IB shares of the Portfolio), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2017 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

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EQ/MID CAP INDEX PORTFOLIO (Unaudited)

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/17	Ending Account Value 12/31/17	Expenses Paid During Period* 7/1/17 - 12/31/17
Class IA
Actual	$1,000.00	$1,093.41	$3.80
Hypothetical (5% average annual return before expenses)	1,000.00	1,021.57	3.67
Class IB
Actual	1,000.00	1,093.41	3.80
Hypothetical (5% average annual return before expenses)	1,000.00	1,021.57	3.67
Class K
Actual	1,000.00	1,094.51	2.48
Hypothetical (5% average annual return before expenses)	1,000.00	1,022.83	2.40

*  Expenses are equal to the Portfolio’s Class IA, Class IB and Class K shares annualized expense ratios of 0.72%, 0.72% and 0.47%, respectively, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

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PORTFOLIO OF INVESTMENTS

December 31, 2017

	Number of Shares	Value (Note 1)

COMMON STOCKS:
Consumer Discretionary (12.0%)
Auto Components (0.9%)
Cooper Tire & Rubber Co. (x)	57,600	$2,036,160
Dana, Inc.	162,700	5,208,027
Delphi Technologies plc*	100,200	5,257,494
Gentex Corp.	317,292	6,647,267

		19,148,948

Automobiles (0.4%)
Thor Industries, Inc.	55,030	8,294,122

Distributors (0.3%)
Pool Corp.	45,000	5,834,250

Diversified Consumer Services (0.8%)
Adtalem Global Education, Inc.*	68,115	2,864,236
Graham Holdings Co., Class B	5,200	2,903,420
Service Corp. International	209,538	7,819,958
Sotheby’s*	41,358	2,134,073

		15,721,687

Hotels, Restaurants & Leisure (2.6%)
Brinker International, Inc.	51,235	1,989,967
Buffalo Wild Wings, Inc.*	17,300	2,704,855
Cheesecake Factory, Inc. (The) (x)	47,263	2,277,131
Churchill Downs, Inc.	14,500	3,374,150
Cracker Barrel Old Country Store, Inc. (x)	26,900	4,274,141
Domino’s Pizza, Inc.	49,054	9,269,244
Dunkin’ Brands Group, Inc.	100,900	6,505,023
ILG, Inc.	118,900	3,386,272
International Speedway Corp., Class A	27,581	1,099,103
Jack in the Box, Inc.	32,800	3,218,008
Papa John’s International, Inc. (x)	28,200	1,582,302
Six Flags Entertainment Corp. (x)	87,300	5,811,561
Texas Roadhouse, Inc.	73,700	3,882,516
Wendy’s Co. (The)	203,971	3,349,204

		52,723,477

Household Durables (2.1%)
CalAtlantic Group, Inc.	85,400	4,815,706
Helen of Troy Ltd.*	30,500	2,938,675
KB Home (x)	94,170	3,008,732
NVR, Inc.*	3,904	13,696,090
Tempur Sealy International, Inc. (x)*	51,710	3,241,700
Toll Brothers, Inc.	165,253	7,935,449
TRI Pointe Group, Inc.*	169,400	3,035,648
Tupperware Brands Corp.	57,355	3,596,159

		42,268,159

Leisure Products (0.7%)
Brunswick Corp.	97,970	5,409,903
Polaris Industries, Inc. (x)	65,046	8,065,054

		13,474,957

Media (1.5%)
AMC Networks, Inc., Class A*	56,165	3,037,403
Cable One, Inc.	5,300	3,727,755
Cinemark Holdings, Inc. (x)	118,604	4,129,791
John Wiley & Sons, Inc., Class A	50,040	3,290,130
Live Nation Entertainment, Inc.*	150,400	6,402,528
Meredith Corp.	44,000	2,906,200
New York Times Co. (The), Class A	139,778	2,585,893
TEGNA, Inc.	241,000	3,393,280

		29,472,980

Multiline Retail (0.2%)
Big Lots, Inc. (x)	47,201	2,650,336
Dillard’s, Inc., Class A (x)	23,600	1,417,180

		4,067,516

Specialty Retail (1.8%)
Aaron’s, Inc.	69,786	2,780,972
American Eagle Outfitters, Inc.	187,909	3,532,689
AutoNation, Inc. (x)*	66,400	3,408,312
Bed Bath & Beyond, Inc.	160,800	3,535,992
Dick’s Sporting Goods, Inc.	92,786	2,666,670
GameStop Corp., Class A (x)	112,800	2,024,760
Michaels Cos., Inc. (The)*	122,900	2,972,951
Murphy USA, Inc.*	36,500	2,933,140
Office Depot, Inc.	583,900	2,067,006
Sally Beauty Holdings, Inc.*	144,200	2,705,192
Urban Outfitters, Inc.*	89,900	3,151,894
Williams-Sonoma, Inc. (x)	86,892	4,492,316

		36,271,894

Textiles, Apparel & Luxury Goods (0.7%)
Carter’s, Inc.	53,030	6,230,495
Deckers Outdoor Corp.*	35,400	2,840,850
Skechers U.S.A., Inc., Class A*	150,400	5,691,136

		14,762,481

Total Consumer Discretionary		242,040,471

Consumer Staples (3.8%)
Beverages (0.1%)
Boston Beer Co., Inc. (The), Class A (x)*	9,600	1,834,560

Food & Staples Retailing (0.5%)
Casey’s General Stores, Inc.	42,700	4,779,838
Sprouts Farmers Market, Inc.*	138,900	3,382,215
United Natural Foods, Inc.*	56,634	2,790,357

		10,952,410

Food Products (2.6%)
Dean Foods Co.	100,350	1,160,046
Flowers Foods, Inc.	206,046	3,978,748
Hain Celestial Group, Inc. (The)*	115,800	4,908,762
Ingredion, Inc.	80,643	11,273,892
Lamb Weston Holdings, Inc.	164,100	9,263,446
Lancaster Colony Corp.	21,888	2,828,148
Post Holdings, Inc.*	73,908	5,855,731

See Notes to Financial Statements.

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PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

	Number of Shares	Value (Note 1)

Sanderson Farms, Inc. (x)	22,500	$3,122,550
Snyder’s-Lance, Inc.	96,100	4,812,688
Tootsie Roll Industries, Inc. (x)	19,416	706,742
TreeHouse Foods, Inc.*	64,200	3,175,332

		51,086,085

Household Products (0.2%)
Energizer Holdings, Inc.	68,188	3,271,660

Personal Products (0.4%)
Avon Products, Inc.*	490,600	1,054,790
Edgewell Personal Care Co.*	63,188	3,752,735
Nu Skin Enterprises, Inc., Class A	55,600	3,793,588

		8,601,113

Total Consumer Staples		75,745,828

Energy (4.2%)
Energy Equipment & Services (1.5%)
Core Laboratories NV	49,500	5,422,725
Diamond Offshore Drilling, Inc. (x)*	70,500	1,310,595
Dril-Quip, Inc.*	42,485	2,026,535
Ensco plc, Class A	490,900	2,901,219
Nabors Industries Ltd.	350,800	2,395,964
Oceaneering International, Inc.	109,396	2,312,631
Patterson-UTI Energy, Inc.	249,199	5,734,069
Rowan Cos. plc, Class A*	126,300	1,977,858
Superior Energy Services, Inc.*	171,816	1,654,588
Transocean Ltd. (x)*	439,800	4,697,064

		30,433,248

Oil, Gas & Consumable Fuels (2.7%)
Callon Petroleum Co.*	223,600	2,716,740
CNX Resources Corp.*	231,900	3,392,697
Energen Corp.*	109,280	6,291,250
Gulfport Energy Corp.*	185,000	2,360,600
HollyFrontier Corp.	198,566	10,170,550
Matador Resources Co.*	107,300	3,340,249
Murphy Oil Corp. (x)	182,300	5,660,415
PBF Energy, Inc., Class A (x)	122,500	4,342,625
QEP Resources, Inc.*	268,000	2,564,760
SM Energy Co.	111,189	2,455,053
Southwestern Energy Co. (x)*	570,900	3,185,622
World Fuel Services Corp.	75,900	2,135,826
WPX Energy, Inc.*	446,500	6,282,255

		54,898,642

Total Energy		85,331,890

Financials (17.2%)
Banks (8.4%)
Associated Banc-Corp.	168,979	4,292,067
BancorpSouth Bank	94,789	2,981,114
Bank of Hawaii Corp.	47,678	4,086,005
Bank of the Ozarks, Inc.	136,600	6,618,270
Cathay General Bancorp	85,247	3,594,866
Chemical Financial Corp.	79,400	4,245,518
Commerce Bancshares, Inc.	105,037	5,865,266
Cullen/Frost Bankers, Inc.	64,446	6,099,814
East West Bancorp, Inc.	162,250	9,869,667
First Horizon National Corp.	364,400	7,284,356

FNB Corp.	360,900	4,987,638
Fulton Financial Corp.	196,637	3,519,802
Hancock Holding Co.	95,059	4,705,421
Home BancShares, Inc.	177,500	4,126,875
International Bancshares Corp.	60,652	2,407,884
MB Financial, Inc.	94,500	4,207,140
PacWest Bancorp	144,150	7,265,160
Pinnacle Financial Partners, Inc.	82,400	5,463,120
Prosperity Bancshares, Inc.	78,039	5,468,193
Signature Bank*	60,300	8,276,778
Sterling Bancorp	252,300	6,206,580
SVB Financial Group*	59,214	13,842,456
Synovus Financial Corp.	134,100	6,428,754
TCF Financial Corp.	191,816	3,932,228
Texas Capital Bancshares, Inc.*	55,500	4,933,950
Trustmark Corp.	76,263	2,429,739
UMB Financial Corp.	49,000	3,524,080
Umpqua Holdings Corp.	247,600	5,150,080
United Bankshares, Inc.	117,588	4,086,183
Valley National Bancorp	298,300	3,346,926
Webster Financial Corp.	103,672	5,822,220
Wintrust Financial Corp.	62,500	5,148,125

		170,216,275

Capital Markets (3.6%)
Eaton Vance Corp.	130,575	7,363,124
FactSet Research Systems, Inc.	43,920	8,466,019
Federated Investors, Inc., Class B	106,775	3,852,442
Interactive Brokers Group, Inc., Class A	80,000	4,736,800
Janus Henderson Group plc	202,449	7,745,699
Legg Mason, Inc.	96,000	4,030,080
MarketAxess Holdings, Inc.	42,200	8,513,850
MSCI, Inc.	101,063	12,788,512
SEI Investments Co.	146,680	10,540,425
Stifel Financial Corp.	77,000	4,586,120

		72,623,071

Consumer Finance (0.3%)
SLM Corp.*	483,800	5,466,940

Insurance (4.4%)
Alleghany Corp.*	17,337	10,334,412
American Financial Group, Inc.	77,189	8,378,094
Aspen Insurance Holdings Ltd.	66,805	2,712,283
Brown & Brown, Inc.	129,941	6,686,764
CNO Financial Group, Inc.	187,200	4,621,968
First American Financial Corp.	124,324	6,967,117
Genworth Financial, Inc., Class A*	563,200	1,751,552
Hanover Insurance Group, Inc. (The)	47,614	5,146,121
Kemper Corp.	54,595	3,761,596
Mercury General Corp.	40,936	2,187,620
Old Republic International Corp.	275,987	5,900,602
Primerica, Inc.	49,700	5,047,035
Reinsurance Group of America, Inc.	72,267	11,268,593
RenaissanceRe Holdings Ltd.	44,700	5,613,873
WR Berkley Corp.	107,601	7,709,612

		88,087,242

See Notes to Financial Statements.

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PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

	Number of Shares	Value (Note 1)

Thrifts & Mortgage Finance (0.5%)
New York Community Bancorp, Inc.	546,706	$7,118,112
Washington Federal, Inc.	97,933	3,354,205

		10,472,317

Total Financials		346,865,845

Health Care (7.5%)
Biotechnology (0.7%)
Bioverativ, Inc.*	121,400	6,545,888
United Therapeutics Corp.*	48,284	7,143,618

		13,689,506

Health Care Equipment & Supplies (3.0%)
ABIOMED, Inc.*	47,111	8,829,073
Globus Medical, Inc., Class A*	80,500	3,308,550
Halyard Health, Inc.*	52,600	2,429,068
Hill-Rom Holdings, Inc.	74,109	6,246,648
LivaNova plc*	48,300	3,860,136
Masimo Corp.*	53,100	4,502,880
NuVasive, Inc.*	57,200	3,345,628
STERIS plc	95,520	8,355,134
Teleflex, Inc.	50,557	12,579,592
West Pharmaceutical Services, Inc.	83,200	8,209,344

		61,666,053

Health Care Providers & Services (1.6%)
Acadia Healthcare Co., Inc. (x)*	91,700	2,992,171
HealthSouth Corp.	110,300	5,449,923
LifePoint Health, Inc.*	44,239	2,203,102
MEDNAX, Inc.*	104,544	5,586,831
Molina Healthcare, Inc. (x)*	49,300	3,780,324
Owens & Minor, Inc.	67,398	1,272,474
Tenet Healthcare Corp. (x)*	90,700	1,375,012
WellCare Health Plans, Inc.*	50,008	10,057,110

		32,716,947

Health Care Technology (0.4%)
Allscripts Healthcare Solutions, Inc.*	201,500	2,931,825
Medidata Solutions, Inc.*	65,200	4,131,724

		7,063,549

Life Sciences Tools & Services (1.0%)
Bio-Rad Laboratories, Inc., Class A*	22,684	5,413,990
Bio-Techne Corp.	41,841	5,420,502
Charles River Laboratories International, Inc.*	53,150	5,817,267
INC Research Holdings, Inc., Class A*	63,300	2,759,880

		19,411,639

Pharmaceuticals (0.8%)
Akorn, Inc.*	105,000	3,384,150
Catalent, Inc.*	149,000	6,120,920
Endo International plc*	219,600	1,701,900
Mallinckrodt plc (x)*	105,600	2,382,336
Prestige Brands Holdings, Inc.*	59,500	2,642,395

		16,231,701

Total Health Care		150,779,395

Industrials (15.7%)
Aerospace & Defense (2.0%)
Curtiss-Wright Corp.	49,500	6,031,575
Esterline Technologies Corp.*	29,961	2,238,087
Huntington Ingalls Industries, Inc.	51,000	12,020,699
KLX, Inc.*	57,750	3,941,438
Orbital ATK, Inc.	64,721	8,510,812
Teledyne Technologies, Inc.*	39,600	7,173,540

		39,916,151

Airlines (0.4%)
JetBlue Airways Corp.*	360,056	8,043,651

Building Products (0.4%)
Lennox International, Inc.	42,264	8,801,901

Commercial Services & Supplies (1.8%)
Brink’s Co. (The)	56,700	4,462,290
Clean Harbors, Inc.*	58,416	3,166,147
Copart, Inc.*	225,736	9,749,538
Deluxe Corp.	54,145	4,160,502
Herman Miller, Inc.	67,066	2,685,993
HNI Corp.	49,148	1,895,638
MSA Safety, Inc.	38,177	2,959,481
Pitney Bowes, Inc.	209,600	2,343,328
Rollins, Inc.	107,730	5,012,677

		36,435,594

Construction & Engineering (1.3%)
AECOM*	177,001	6,575,587
Dycom Industries, Inc.*	34,700	3,866,621
EMCOR Group, Inc.	66,000	5,395,500
Granite Construction, Inc.	44,693	2,834,877
KBR, Inc.	157,061	3,114,520
Valmont Industries, Inc.	25,237	4,185,556

		25,972,661

Electrical Equipment (0.8%)
EnerSys	47,300	3,293,499
Hubbell, Inc.	61,407	8,310,824
Regal Beloit Corp.	49,729	3,809,241

		15,413,564

Industrial Conglomerates (0.4%)
Carlisle Cos., Inc.	69,634	7,913,904

Machinery (5.2%)
AGCO Corp.	73,998	5,285,677
Crane Co.	56,710	5,059,666
Donaldson Co., Inc.	145,799	7,136,861
Graco, Inc.	188,925	8,543,189
IDEX Corp.	85,798	11,322,761
ITT, Inc.	98,280	5,245,204
Kennametal, Inc.	90,260	4,369,487
Lincoln Electric Holdings, Inc.	69,041	6,322,775
Nordson Corp.	56,983	8,342,311
Oshkosh Corp.	84,421	7,673,025
Terex Corp.	89,652	4,323,019
Timken Co. (The)	76,675	3,768,576
Toro Co. (The)	121,000	7,892,830
Trinity Industries, Inc.	169,592	6,352,916

See Notes to Financial Statements.

1174

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EQ/MID CAP INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

	Number of Shares	Value (Note 1)

Wabtec Corp. (x)	95,906	$7,809,626
Woodward, Inc.	61,885	4,736,678

		104,184,601

Marine (0.2%)
Kirby Corp.*	60,577	4,046,544

Professional Services (0.7%)
Dun & Bradstreet Corp. (The)	41,500	4,914,015
ManpowerGroup, Inc.	74,416	9,384,602

		14,298,617

Road & Rail (1.8%)
Avis Budget Group, Inc.*	80,900	3,549,892
Genesee & Wyoming, Inc., Class A*	69,147	5,443,943
Knight-Swift Transportation Holdings, Inc.	143,100	6,256,332
Landstar System, Inc.	47,267	4,920,495
Old Dominion Freight Line, Inc.	76,800	10,103,040
Ryder System, Inc.	59,400	4,999,698
Werner Enterprises, Inc.	48,726	1,883,260

		37,156,660

Trading Companies & Distributors (0.7%)
GATX Corp. (x)	42,616	2,649,011
MSC Industrial Direct Co., Inc., Class A	49,954	4,828,554
NOW, Inc. (x)*	120,600	1,330,218
Watsco, Inc.	34,323	5,836,282

		14,644,065

Total Industrials		316,827,913

Information Technology (17.3%)
Communications Equipment (1.0%)
ARRIS International plc*	198,200	5,091,758
Ciena Corp.*	160,183	3,352,630
InterDigital, Inc.	39,236	2,987,821
NetScout Systems, Inc.*	98,300	2,993,235
Plantronics, Inc.	36,670	1,847,435
ViaSat, Inc. (x)*	60,800	4,550,880

		20,823,759

Electronic Equipment, Instruments & Components (5.1%)
Arrow Electronics, Inc.*	98,355	7,908,726
Avnet, Inc.	135,462	5,367,004
Belden, Inc.	47,400	3,657,858
Cognex Corp.	194,400	11,889,504
Coherent, Inc.*	27,700	7,817,494
IPG Photonics Corp.*	42,100	9,014,873
Jabil, Inc.	198,000	5,197,500
Keysight Technologies, Inc.*	208,100	8,656,960
Knowles Corp.*	100,400	1,471,864
Littelfuse, Inc.	25,489	5,042,234
National Instruments Corp.	120,829	5,030,111
SYNNEX Corp.	32,900	4,472,755
Tech Data Corp.*	38,807	3,801,922
Trimble, Inc.*	281,670	11,447,069
VeriFone Systems, Inc.*	125,162	2,216,619
Vishay Intertechnology, Inc.	148,020	3,071,415
Zebra Technologies Corp., Class A*	59,502	6,176,308

		102,240,216

Internet Software & Services (0.7%)
Cars.com, Inc. (x)*	80,600	2,324,504
j2 Global, Inc.	54,500	4,089,135
LogMeIn, Inc.	59,100	6,766,950

		13,180,589

IT Services (3.5%)
Acxiom Corp.*	87,371	2,407,945
Broadridge Financial Solutions, Inc.	130,888	11,855,834
Convergys Corp.	104,664	2,459,604
CoreLogic, Inc.*	92,103	4,256,080
DST Systems, Inc.	67,156	4,168,373
Jack Henry & Associates, Inc.	86,707	10,141,251
Leidos Holdings, Inc.	159,650	10,308,601
MAXIMUS, Inc.	73,100	5,232,498
Sabre Corp.	232,800	4,772,400
Science Applications International Corp.	48,328	3,700,475
Teradata Corp.*	135,500	5,211,330
WEX, Inc.*	44,887	6,339,391

		70,853,782

Semiconductors & Semiconductor Equipment (3.0%)
Cirrus Logic, Inc.*	71,500	3,707,990
Cree, Inc.*	110,352	4,098,473
Cypress Semiconductor Corp.	375,700	5,725,668
First Solar, Inc.*	91,600	6,184,832
Integrated Device Technology, Inc.*	149,441	4,442,881
Microsemi Corp.*	131,200	6,776,480
MKS Instruments, Inc.	61,100	5,773,950
Monolithic Power Systems, Inc.	42,900	4,820,244
Silicon Laboratories, Inc.*	47,750	4,216,325
Synaptics, Inc. (x)*	38,200	1,525,708
Teradyne, Inc.	220,400	9,228,148
Versum Materials, Inc.	122,000	4,617,700

		61,118,399

Software (3.6%)
ACI Worldwide, Inc.*	132,240	2,997,881
Blackbaud, Inc.	54,000	5,102,460
CDK Global, Inc.	146,900	10,471,032
CommVault Systems, Inc.*	46,940	2,464,350
Fair Isaac Corp.	33,484	5,129,749
Fortinet, Inc.*	167,880	7,334,677
Manhattan Associates, Inc.*	77,400	3,834,396
PTC, Inc.*	129,947	7,896,879
Take-Two Interactive Software, Inc.*	128,000	14,051,840
Tyler Technologies, Inc.*	39,300	6,958,065
Ultimate Software Group, Inc. (The) (x)*	31,900	6,961,537

		73,202,866

Technology Hardware, Storage & Peripherals (0.4%)
3D Systems Corp. (x)*	127,820	1,104,365
Diebold Nixdorf, Inc.	83,263	1,361,350
NCR Corp.*	137,330	4,667,847

		7,133,562

Total Information Technology		348,553,173

See Notes to Financial Statements.

1175

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EQ/MID CAP INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

	Number of Shares	Value (Note 1)

Materials (7.1%)
Chemicals (3.0%)
Ashland Global Holdings, Inc.	69,380	$4,939,856
Cabot Corp.	69,545	4,283,277
Chemours Co. (The)	207,900	10,407,473
Minerals Technologies, Inc.	39,689	2,732,588
NewMarket Corp.	10,318	4,100,270
Olin Corp.	186,682	6,642,146
PolyOne Corp.	90,100	3,919,350
RPM International, Inc.	149,932	7,859,435
Scotts Miracle-Gro Co. (The), Class A	45,865	4,907,096
Sensient Technologies Corp.	48,802	3,569,866
Valvoline, Inc.	226,293	5,670,903

		59,032,260

Construction Materials (0.3%)
Eagle Materials, Inc.	54,554	6,180,968

Containers & Packaging (1.2%)
AptarGroup, Inc.	69,980	6,037,875
Bemis Co., Inc.	101,900	4,869,801
Greif, Inc., Class A	28,390	1,719,866
Owens-Illinois, Inc.*	183,400	4,065,978
Silgan Holdings, Inc.	83,042	2,440,604
Sonoco Products Co.	111,612	5,931,062

		25,065,186

Metals & Mining (2.2%)
Allegheny Technologies, Inc. (x)*	140,300	3,386,842
Carpenter Technology Corp.	51,996	2,651,276
Commercial Metals Co.	129,563	2,762,283
Compass Minerals International, Inc. (x)	37,969	2,743,260
Reliance Steel & Aluminum Co.	81,831	7,020,281
Royal Gold, Inc.	73,505	6,036,231
Steel Dynamics, Inc.	265,123	11,434,755
United States Steel Corp.	196,100	6,900,759
Worthington Industries, Inc.	50,210	2,212,253

		45,147,940

Paper & Forest Products (0.4%)
Domtar Corp.	70,530	3,492,646
Louisiana-Pacific Corp.*	162,666	4,271,609

		7,764,255

Total Materials		143,190,609

Real Estate (9.0%)
Equity Real Estate Investment Trusts (REITs) (8.6%)
Alexander & Baldwin, Inc. (REIT)	52,011	1,442,785
American Campus Communities, Inc. (REIT)	153,166	6,284,401
Camden Property Trust (REIT)	103,611	9,538,429
CoreCivic, Inc. (REIT)	132,831	2,988,698
CoreSite Realty Corp. (REIT)	38,400	4,373,760
Corporate Office Properties Trust (REIT)	111,602	3,258,778
Cousins Properties, Inc. (REIT)	468,499	4,333,616
CyrusOne, Inc. (REIT)	102,116	6,078,965

DCT Industrial Trust, Inc. (REIT)	104,176	6,123,465
Douglas Emmett, Inc. (REIT)	178,900	7,345,634
Education Realty Trust, Inc. (REIT)	82,100	2,866,932
EPR Properties (REIT)	71,900	4,706,574
First Industrial Realty Trust, Inc. (REIT)	134,600	4,235,862
GEO Group, Inc. (The) (REIT)	138,500	3,268,600
Healthcare Realty Trust, Inc. (REIT)	139,100	4,467,892
Highwoods Properties, Inc. (REIT)	115,566	5,883,465
Hospitality Properties Trust (REIT)	184,798	5,516,220
JBG SMITH Properties (REIT)	104,500	3,629,285
Kilroy Realty Corp. (REIT)	110,490	8,248,079
Lamar Advertising Co. (REIT), Class A	94,311	7,001,649
LaSalle Hotel Properties (REIT)	126,200	3,542,434
Liberty Property Trust (REIT)	165,529	7,119,402
Life Storage, Inc. (REIT)	52,300	4,658,361
Mack-Cali Realty Corp. (REIT)	100,848	2,174,283
Medical Properties Trust, Inc. (REIT)	409,800	5,647,044
National Retail Properties, Inc. (REIT)	169,440	7,307,947
Omega Healthcare Investors, Inc. (REIT) (x)	221,250	6,093,225
Potlatch Corp. (REIT)	45,548	2,272,845
Quality Care Properties, Inc. (REIT)*	102,200	1,411,382
Rayonier, Inc. (REIT)	144,585	4,573,224
Sabra Health Care REIT, Inc. (REIT)	200,899	3,770,874
Senior Housing Properties Trust (REIT)	266,875	5,110,656
Tanger Factory Outlet Centers, Inc. (REIT) (x)	106,500	2,823,315
Taubman Centers, Inc. (REIT) (x)	67,879	4,441,323
Uniti Group, Inc. (REIT) (x)	183,760	3,269,090
Urban Edge Properties (REIT)	118,000	3,007,820
Washington Prime Group, Inc. (REIT) (x)	208,589	1,485,154
Weingarten Realty Investors (REIT)	134,557	4,422,889

		174,724,357

Real Estate Management & Development (0.4%)
Jones Lang LaSalle, Inc.	50,681	7,547,921

Total Real Estate		182,272,278

Telecommunication Services (0.1%)
Wireless Telecommunication Services (0.1%)
Telephone & Data Systems, Inc.	102,985	2,862,983

Total Telecommunication Services		2,862,983

See Notes to Financial Statements.

1176

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EQ/MID CAP INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

	Number of Shares	Value (Note 1)

Utilities (5.3%)
Electric Utilities (1.8%)
Great Plains Energy, Inc.	242,117	$7,805,852
Hawaiian Electric Industries, Inc.	122,063	4,412,577
IDACORP, Inc.	56,709	5,180,934
OGE Energy Corp.	224,149	7,376,744
PNM Resources, Inc.	89,415	3,616,837
Westar Energy, Inc.	159,482	8,420,650

		36,813,594

Gas Utilities (2.2%)
Atmos Energy Corp.	123,956	10,646,581
National Fuel Gas Co. (x)	96,070	5,275,204
New Jersey Resources Corp.	97,600	3,923,520
ONE Gas, Inc.	59,000	4,322,340
Southwest Gas Holdings, Inc.	53,700	4,321,776
UGI Corp.	194,355	9,124,967
WGL Holdings, Inc.	57,620	4,946,101

		42,560,489

Multi-Utilities (0.9%)
Black Hills Corp. (x)	60,062	3,610,327
MDU Resources Group, Inc.	218,061	5,861,480
NorthWestern Corp.	54,400	3,247,680
Vectren Corp.	92,742	6,030,084

		18,749,571

Water Utilities (0.4%)
Aqua America, Inc.	198,630	7,792,255

Total Utilities		105,915,909

Total Common Stocks (99.2%) (Cost $1,225,169,818)		2,000,386,294

	Principal Amount	Value (Note 1)
SHORT-TERM INVESTMENTS:
Repurchase Agreements (4.8%)
Bank of Nova Scotia, 1.35%, dated 12/29/17, due 1/2/18, repurchase price $5,000,750, collateralized by various U.S. Government Treasury Securities, ranging from 3.625%-3.875%, maturing 4/15/29-8/15/43; total market value $5,100,005. (xx)	$5,000,000	5,000,000
Bank of Nova Scotia (The), 1.39%, dated 12/29/17, due 1/2/18, repurchase price $2,000,309, collateralized by various U.S. Government Treasury Securities, ranging from 0.000%-3.750%, maturing 1/11/18-2/15/47; total market value $2,041,678. (xx)	2,000,000	2,000,000

Bank of Nova Scotia (The), 1.39%, dated 12/29/17, due 1/2/18, repurchase price $10,001,544, collateralized by various U.S. Government Treasury Securities, ranging from 0.000%-3.750%, maturing 1/11/18-2/15/47; total market value $10,208,389. (xx)	10,000,000	$10,000,000
Bank of Nova Scotia (The), 1.39%, dated 12/29/17, due 1/2/18, repurchase price $2,500,386, collateralized by various U.S. Government Treasury Securities, ranging from 0.000%-3.750%, maturing 1/11/18-2/15/47; total market value $2,552,097. (xx)	2,500,000	2,500,000
Citigroup Global Markets Ltd., 1.40%, dated 12/29/17, due 1/2/18, repurchase price $3,000,467, collateralized by various Foreign Government Agency Securities, ranging from 1.625%-2.500%, maturing 3/16/21-7/29/25, U.S. Government Treasury Securities, ranging from 0.875%-7.250%, maturing from 8/15/20-2/15/47; total market value $3,060,000. (xx)	3,000,000	3,000,000
Citigroup Global Markets, Inc., 1.60%, dated 12/29/17, due 1/2/18, repurchase price $2,000,356, collateralized by various Common Stocks; total market value $2,200,001. (xx)	2,000,000	2,000,000
Citigroup Global Markets, Inc., 1.60%, dated 12/29/17, due 1/2/18, repurchase price $4,000,711, collateralized by various Common Stocks; total market value $4,400,002. (xx)	4,000,000	4,000,000
Deutsche Bank AG, 1.81%, dated 12/29/17, due 1/2/18, repurchase price $10,002,011, collateralized by various Common Stocks, U.S. Government Treasury Securities, ranging from 1.875%-2.250%, maturing 4/30/22-8/15/46; total market value $11,122,213. (xx)	10,000,000	10,000,000
Deutsche Bank AG, 1.81%, dated 12/29/17, due 1/2/18, repurchase price $7,001,408, collateralized by various Common Stocks, U.S. Government Treasury Securities, ranging from 1.875%-2.250%, maturing 4/30/22-8/15/46; total market value $7,785,549. (xx)	7,000,000	7,000,000

See Notes to Financial Statements.

1177

EQ ADVISORS TRUST

EQ/MID CAP INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

	Principal Amount	Value (Note 1)

Deutsche Bank AG, 1.81%, dated 12/29/17, due 1/2/18, repurchase price $4,800,965, collateralized by various Common Stocks, U.S. Government Treasury Securities, ranging from 1.875%-2.250%, maturing 4/30/22-8/15/46; total market value $5,338,662. (xx)	$4,800,000	$4,800,000
Deutsche Bank AG, 1.55%, dated 12/29/17, due 1/2/18, repurchase price $6,001,033, collateralized by various Corporate Bonds, ranging from 1.750%-1.875%, maturing 9/5/19-4/14/22, Foreign Government Agency Securities, ranging from 1.875%-2.000%, maturing 3/15/19-5/2/25; total market value $6,120,004. (xx)	6,000,000	6,000,000
Deutsche Bank AG, 1.81%, dated 12/29/17, due 1/2/18, repurchase price $1,800,362, collateralized by various Common Stocks, U.S. Government Treasury Securities, ranging from 1.875%-2.250%, maturing 4/30/22-8/15/46; total market value $2,001,998. (xx)	1,800,000	1,800,000
NBC Global Finance Ltd., 1.59%, dated 12/29/17, due 1/2/18, repurchase price $7,301,290, collateralized by various Common Stocks; total market value $8,120,715. (xx)	7,300,000	7,300,000
NBC Global Finance Ltd., 1.59%, dated 12/29/17, due 1/2/18, repurchase price $6,301,113, collateralized by various Common Stocks; total market value $7,008,288. (xx)	6,300,000	6,300,000
NBC Global Finance Ltd., 1.59%, dated 12/29/17, due 1/2/18, repurchase price $7,301,290, collateralized by various Common Stocks; total market value $8,120,715. (xx)	7,300,000	7,300,000
Nomura Securities Co. Ltd., 1.40%, dated 12/29/17, due 1/2/18, repurchase price $6,000,933, collateralized by various U.S. Government Treasury Securities, ranging from 0.000%-2.000%, maturing 1/4/18-2/15/42; total market value $6,120,003. (xx)	6,000,000	6,000,000

RBS Securities, Inc., 1.37%, dated 12/29/17, due 1/2/18, repurchase price $843,880, collateralized by various U.S. Government Treasury Securities, ranging from 1.750%-1.875%, maturing 2/28/22-9/30/22; total market value $860,632. (xx)	843,752	843,752
Societe Generale SA, 1.32%, dated 12/29/17, due 1/5/18, repurchase price $10,002,567, collateralized by various U.S. Government Treasury Securities, ranging from 0.000%-3.000%, maturing 11/15/21-11/15/46; total market value $10,200,003. (xx)	10,000,000	10,000,000

Total Repurchase Agreements		95,843,752

U.S. Treasury Obligations (0.1%)
U.S. Treasury Bills 1.17%, 2/1/18#(p)	2,115,000	2,112,806

Total Short-Term Investments (4.9%) (Cost $97,956,721)		97,956,558

Total Investments in Securities (104.1%) (Cost $1,323,126,539)		2,098,342,852
Other Assets Less Liabilities (-4.1%)		(82,374,925)

Net Assets (100%)		$2,015,967,927

*	Non-income producing.
#	All, or a portion of security held by broker as collateral for financial futures contracts, with a total collateral value of $2,112,806.
(p)	Yield to maturity.
(x)	All or a portion of security is on loan at December 31, 2017.
(xx)	At December 31, 2017, the Portfolio had loaned securities with a total value of $100,127,611. This was secured by cash collateral of $95,843,752 which was subsequently invested in joint repurchase agreements with a total value of $95,843,752, as detailed in the Notes to the Financial Statements, for which the Portfolio has a proportionate interest as reported in the Portfolio of Investments as Repurchase Agreements, and $7,487,621 collateralized by various U.S. Government Treasury Securities, ranging from 0.000% – 8.000%, maturing 1/4/18 –11/15/46.

Glossary:

USD	— United States Dollar

See Notes to Financial Statements.

1178

EQ ADVISORS TRUST

EQ/MID CAP INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

Futures contracts outstanding as of December 31, 2017 (Note 1):
Description	Number of Contracts	Expiration Date	Trading Currency	Notional Amount ($)	Value and Unrealized Appreciation (Depreciation) ($)
Long Contracts
S&P Midcap 400 E-Mini Index	87	3/2018	USD	16,550,880	76,768

					76,768

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2017:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Common Stocks
Consumer Discretionary	$242,040,471	$—	$—	$242,040,471
Consumer Staples	75,745,828	—	—	75,745,828
Energy	85,331,890	—	—	85,331,890
Financials	346,865,845	—	—	346,865,845
Health Care	150,779,395	—	—	150,779,395
Industrials	316,827,913	—	—	316,827,913
Information Technology	348,553,173	—	—	348,553,173
Materials	143,190,609	—	—	143,190,609
Real Estate	182,272,278	—	—	182,272,278
Telecommunication Services	2,862,983	—	—	2,862,983
Utilities	105,915,909	—	—	105,915,909
Futures	76,768	—	—	76,768
Short-Term Investments
Repurchase Agreements	—	95,843,752	—	95,843,752
U.S. Treasury Obligations	—	2,112,806	—	2,112,806

Total Assets	$2,000,463,062	$97,956,558	$—	$2,098,419,620

Total Liabilities	$—	$—	$—	$—

Total	$2,000,463,062	$97,956,558	$—	$2,098,419,620

There were no transfers between Levels 1, 2 or 3 during the year ended December 31, 2017.

Fair Values of Derivative Instruments as of December 31, 2017:

	Statement of Assets and Liabilities
Derivatives Not Accounted for as Hedging Instrument^	Liability Derivatives	Fair Value
Equity contracts	Payables, Net assets – Unrealized depreciation	$76,768	*

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Portfolio of Investments. Only variation margin is reported within the Statement of Assets & Liabilities.

See Notes to Financial Statements.

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PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2017:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instrument^	Futures
Equity contracts	$2,343,440

Amount of Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instrument^	Futures
Equity contracts	$748,485

^ This Portfolio held futures contracts as a substitute for investing in conventional securities.

The Portfolio held futures contracts with an average notional balance of approximately $29,995,000 during the year ended December 31, 2017.

Investment security transactions for the year ended December 31, 2017 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$345,971,189
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$379,250,169

As of December 31, 2017, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments in securities and derivative instruments, if applicable, for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$856,087,180
Aggregate gross unrealized depreciation	(81,594,871)

Net unrealized appreciation	$774,492,309

Federal income tax cost of investments in securities and derivative instruments, if applicable	$1,323,927,311

See Notes to Financial Statements.

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STATEMENT OF ASSETS AND LIABILITIES

December 31, 2017

ASSETS
Investments in Securities, at value (x):
Unaffiliated Issuers (Cost $1,227,282,787)	$2,002,499,100
Repurchase Agreements (Cost $95,843,752)	95,843,752
Cash	11,958,600
Receivable for securities sold	4,645,556
Dividends, interest and other receivables	2,876,774
Securities lending income receivable	75,319
Other assets	8,266

Total assets	2,117,907,367

LIABILITIES
Payable for return of collateral on securities loaned	95,843,752
Payable for securities purchased	4,737,000
Investment management fees payable	599,083
Distribution fees payable – Class IB	396,097
Administrative fees payable	167,471
Due to broker for futures variation margin	100,913
Distribution fees payable – Class IA	25,347
Trustees’ fees payable	2,923
Accrued expenses	66,854

Total liabilities	101,939,440

NET ASSETS	$2,015,967,927

Net assets were comprised of:
Paid in capital	$1,239,995,145
Accumulated undistributed net investment income (loss)	153,322
Accumulated undistributed net realized gain (loss)	526,379
Net unrealized appreciation (depreciation)	775,293,081

Net assets	$2,015,967,927

Class IA
Net asset value, offering and redemption price per share, $119,960,497 / 7,814,712 shares outstanding (unlimited amount authorized: $0.01 par value)	$15.35

Class IB
Net asset value, offering and redemption price per share, $1,862,818,609 / 123,299,868 shares outstanding (unlimited amount authorized: $0.01 par value)	$15.11

Class K
Net asset value, offering and redemption price per share, $33,188,821 / 2,161,826 shares outstanding (unlimited amount authorized: $0.01 par value)	$15.35

(x)	Includes value of securities on loan of $100,127,611.

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2017

INVESTMENT INCOME
Dividends (net of $8,555 foreign withholding tax)	$26,107,258
Interest	103,714
Securities lending (net)	683,034

Total income	26,894,006

EXPENSES
Investment management fees	6,681,933
Distribution fees – Class IB	4,408,160
Administrative fees	1,874,343
Distribution fees – Class IA	282,432
Printing and mailing expenses	160,795
Professional fees	103,673
Custodian fees	63,800
Trustees’ fees	44,060
Miscellaneous	42,165

Total expenses	13,661,361

NET INVESTMENT INCOME (LOSS)	13,232,645

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Investments in securities	164,820,384
Futures contracts	2,343,440

Net realized gain (loss)	167,163,824

Change in unrealized appreciation (depreciation) on:
Investments in securities	95,736,962
Futures contracts	748,485

Net change in unrealized appreciation (depreciation)	96,485,447

NET REALIZED AND UNREALIZED GAIN (LOSS)	263,649,271

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$276,881,916

See Notes to Financial Statements.

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STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2017	2016
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$13,232,645	$18,379,039
Net realized gain (loss)	167,163,824	141,391,724
Net change in unrealized appreciation (depreciation)	96,485,447	139,959,037

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	276,881,916	299,729,800

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income
Class IA	(883,963)	(1,062,171)
Class IB	(14,030,508)	(16,628,860)
Class K	(319,545)	(399,235)

	(15,234,016)	(18,090,266)

Distributions from net realized capital gains
Class IA	(10,020,241)	(5,168,862)
Class IB	(158,968,269)	(81,985,418)
Class K	(2,775,867)	(1,546,417)

	(171,764,377)	(88,700,697)

TOTAL DIVIDENDS AND DISTRIBUTIONS	(186,998,393)	(106,790,963)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 1,086,055 and 1,594,923 shares, respectively ]	16,577,642	22,398,370
Capital shares issued in reinvestment of dividends and distributions [ 723,236 and 423,704 shares, respectively ]	10,904,204	6,231,033
Capital shares repurchased [ (1,322,957) and (716,143) shares, respectively ]	(20,241,512)	(9,879,238)

Total Class IA transactions	7,240,334	18,750,165

Class IB
Capital shares sold [ 7,866,043 and 7,920,245 shares, respectively ]	118,928,708	109,541,300
Capital shares issued in reinvestment of dividends and distributions [ 11,658,002 and 6,803,258 shares, respectively ]	172,998,777	98,614,278
Capital shares repurchased [ (12,217,563) and (11,561,840) shares, respectively ]	(186,571,319)	(155,631,565)

Total Class IB transactions	105,356,166	52,524,013

Class K
Capital shares sold [ 253,093 and 346,620 shares, respectively ]	3,856,411	4,890,559
Capital shares issued in reinvestment of dividends and distributions [ 205,298 and 132,331 shares, respectively ]	3,095,412	1,945,652
Capital shares repurchased [ (490,389) and (390,021) shares, respectively ]	(7,607,323)	(5,400,886)

Total Class K transactions	(655,500)	1,435,325

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	111,941,000	72,709,503

TOTAL INCREASE (DECREASE) IN NET ASSETS	201,824,523	265,648,340
NET ASSETS:
Beginning of year	1,814,143,404	1,548,495,064

End of year (a)	$2,015,967,927	$1,814,143,404

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$153,322	$562,903

See Notes to Financial Statements.

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FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class IA	2017	2016	2015	2014	2013
Net asset value, beginning of year	$14.65	$12.97	$13.47	$12.46	$9.47

Income (loss) from investment operations:
Net investment income (loss) (e)	0.11	0.16	0.11	0.09	0.07
Net realized and unrealized gain (loss)	2.12	2.42	(0.49)	1.03	3.01

Total from investment operations	2.23	2.58	(0.38)	1.12	3.08

Less distributions:
Dividends from net investment income	(0.12)	(0.15)	(0.12)	(0.11)	(0.09)
Distributions from net realized gains	(1.41)	(0.75)	—	—	—

Total dividends and distributions	(1.53)	(0.90)	(0.12)	(0.11)	(0.09)

Net asset value, end of year	$15.35	$14.65	$12.97	$13.47	$12.46

Total return	15.46%	19.89%	(2.81)%	8.96%	32.53%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$119,960	$107,344	$78,134	$79,281	$64,672
Ratio of expenses to average net assets:
After fees paid indirectly (f)	0.72%	0.72%	0.72%	0.72%	0.72%
Before fees paid indirectly (f)	0.72%	0.72%	0.72%	0.72%	0.73%
Ratio of net investment income (loss) to average net assets:
After fees paid indirectly (f)	0.69%	1.14%	0.78%	0.66%	0.67%
Before fees paid indirectly (f)	0.69%	1.14%	0.78%	0.66%	0.66%
Portfolio turnover rate^	18%	20%	20%	14%	15%

	Year Ended December 31,
Class IB	2017	2016	2015	2014	2013
Net asset value, beginning of year	$14.44	$12.79	$13.29	$12.29	$9.34

Income (loss) from investment operations:
Net investment income (loss) (e)	0.11	0.15	0.11	0.08	0.07
Net realized and unrealized gain (loss)	2.09	2.40	(0.49)	1.02	2.97

Total from investment operations	2.20	2.55	(0.38)	1.10	3.04

Less distributions:
Dividends from net investment income	(0.12)	(0.15)	(0.12)	(0.10)	(0.09)
Distributions from net realized gains	(1.41)	(0.75)	—	—	—

Total dividends and distributions	(1.53)	(0.90)	(0.12)	(0.10)	(0.09)

Net asset value, end of year	$15.11	$14.44	$12.79	$13.29	$12.29

Total return	15.47%	19.92%	(2.86)%	8.99%	32.54%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$1,862,819	$1,674,669	$1,443,070	$1,516,938	$1,497,840
Ratio of expenses to average net assets:
After fees paid indirectly (f)	0.72%	0.72%	0.72%	0.72%	0.72%
Before fees paid indirectly (f)	0.72%	0.72%	0.72%	0.72%	0.73%
Ratio of net investment income (loss) to average net assets:
After fees paid indirectly (f)	0.69%	1.13%	0.78%	0.65%	0.66%
Before fees paid indirectly (f)	0.69%	1.13%	0.78%	0.65%	0.66%
Portfolio turnover rate^	18%	20%	20%	14%	15%

See Notes to Financial Statements.

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FINANCIAL HIGHLIGHTS (Continued)

	Year Ended December 31,
Class K	2017	2016	2015	2014	2013
Net asset value, beginning of year	$14.65	$12.97	$13.47	$12.46	$9.47

Income (loss) from investment operations:
Net investment income (loss) (e)	0.14	0.19	0.14	0.12	0.10
Net realized and unrealized gain (loss)	2.13	2.43	(0.49)	1.03	3.01

Total from investment operations	2.27	2.62	(0.35)	1.15	3.11

Less distributions:
Dividends from net investment income	(0.16)	(0.19)	(0.15)	(0.14)	(0.12)
Distributions from net realized gains	(1.41)	(0.75)	—	—	—

Total dividends and distributions	(1.57)	(0.94)	(0.15)	(0.14)	(0.12)

Net asset value, end of year	$15.35	$14.65	$12.97	$13.47	$12.46

Total return	15.73%	20.20%	(2.56)%	9.23%	32.86%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$33,189	$32,131	$27,291	$26,794	$25,187
Ratio of expenses to average net assets:
After fees paid indirectly (f)	0.47%	0.47%	0.47%	0.47%	0.48%
Before fees paid indirectly (f)	0.47%	0.47%	0.47%	0.47%	0.48%
Ratio of net investment income (loss) to average net assets:
After fees paid indirectly (f)	0.93%	1.38%	1.04%	0.90%	0.87%
Before fees paid indirectly (f)	0.93%	1.38%	1.04%	0.90%	0.87%
Portfolio turnover rate^	18%	20%	20%	14%	15%
^	Portfolio turnover rate excludes derivatives, if any.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.

See Notes to Financial Statements.

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EQ/MONEY MARKET PORTFOLIO (Unaudited)

INVESTMENT MANAGER

➢	AXA Equitable Funds Management Group, LLC

INVESTMENT SUB-ADVISER

➢	The Dreyfus Corporation

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/17
	1 Year	5 Years	10 Years
Portfolio – Class IA Shares	0.40%	0.08%	0.31%
Portfolio – Class IB Shares	0.40	0.08	0.25
ICE BofAML 3-Month U.S. Treasury Bill Index	0.86	0.27	0.39
Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned 0.40% for the year ended December 31, 2017. This compares to the Portfolio’s benchmark, the ICE BofAML 3-Month U.S. Treasury Bill Index, which returned 0.86% over the same period.

Portfolio Highlights

As of December 26, 2017, total industry assets in taxable money market funds were $2.670 trillion. This was a slight increase from the $2.565 trillion in such funds at the end of the fourth quarter of 2016. As of December 26, 2017, the weighted average maturity for taxable money market funds stood at 32 days.

What helped performance during the year:

•	The Federal Reserve raised the target for the federal funds rate 3 times during the year. Each rate increase was for 25 basis points and moved the target level from 0.50% to 1.25%.

•	Market rates for term Treasury securities and government sponsored enterprise debt moved higher along with overnight rates, allowing the fund to reinvest at higher rates as existing holdings matured.

What hurt performance during the year:

•	Despite the increase seen in the Federal Fund rates during the year, rates are still very low by historical standards.

Portfolio Positioning and Outlook

The Portfolio is structured with a mixture of fixed and floating-rate issues from government-sponsored enterprises as well as with U.S. Treasury securities and repurchase agreements secured by such instruments. We intend to position the Portfolio to meet anticipated shareholder movements as well as to reflect our expectations of future Fed policy moves.

This Portfolio is neither guaranteed nor insured by the U.S. Government, the Federal Deposit Insurance Corporation or any other government agency. There is no assurance that the Portfolio will be able to maintain a stable net asset value of $1.00 per share. It is possible to lose money by investing in this Portfolio.

Portfolio Characteristics As of December 31, 2017
Weighted Average Maturity (Days)	41
Number of Holdings	14
Weighted Avg. Credit Quality**:	A-1

Maturity Weightings
1-30 Days	74.31
31-60 Days	—
61-90 Days	—
91-120 Days	17.27
>120 Days	8.42

Total	100.00

** Weighted Average Rating has been provided by the Investment Sub-Adviser. A credit rating is an assessment provided by a nationally recognized statistical rating organization (NRSRO) of the creditworthiness of an issuer with respect to debt obligations, including specific securities, money market instruments or other debts. Ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest); ratings are subject to change without notice.

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EQ/MONEY MARKET PORTFOLIO (Unaudited)

Distribution of Assets by Sector as of December 31, 2017	% of Net Assets
U.S. Government Agency Securities	70.0%
U.S. Treasury Obligations	23.5
Repurchase Agreement	6.3
Cash and Other	0.2

Total	100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees (in the case of Class IA and Class IB shares of the Portfolio), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2017 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/17	Ending Account Value 12/31/17	Expenses Paid During Period* 7/1/17 - 12/31/17
Class IA
Actual	$1,000.00	$1,002.99	$2.36
Hypothetical (5% average annual return before expenses)	1,000.00	1,022.85	2.38
Class IB
Actual	1,000.00	1,002.99	2.35
Hypothetical (5% average annual return before expenses)	1,000.00	1,022.85	2.38

*  Expenses are equal to the Portfolio’s Class IA and Class IB shares annualized expense ratios of 0.47% and 0.47%, respectively, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

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PORTFOLIO OF INVESTMENTS

December 31, 2017

	Principal Amount	Value (Note 1)

SHORT-TERM INVESTMENTS:
Repurchase Agreement (6.3%)
Bank of Nova Scotia (The), 1.36%, dated 12/29/17, due 1/2/18, repurchase price $75,011,333, collateralized by various U.S. Government Treasury Securities, ranging from 0.000%-5.250%, maturing 1/2/18-5/15/44; total market value $76,500,274.	$75,000,000	$75,000,000

Total Repurchase Agreements		75,000,000

U.S. Government Agency Securities (70.0%)
FFCB
(ICE LIBOR USD 1 Month - 0.17%), 1.18%, 4/30/18 (k)	50,000,000	50,000,000
FHLB
1.08%, 1/2/18 (o)(p)	210,000,000	209,993,708
1.09%, 1/12/18 (o)(p)	190,000,000	189,936,872
(ICE LIBOR USD 3 Month - 0.30%), 1.05%, 1/18/18 (k)	50,000,000	50,000,000
1.12%, 1/24/18 (o)(p)	103,000,000	102,926,627
(ICE LIBOR USD 1 Month - 0.18%), 1.38%, 1/25/18 (k)	50,000,000	50,000,000
1.14%, 1/26/18 (o)(p)	99,000,000	98,921,969
1.35%, 4/4/18 (o)(p)	55,000,000	54,809,608
(ICE LIBOR USD 1 Month - 0.14%), 1.35%, 5/18/18 (k)	25,000,000	25,000,000

Total U.S. Government Agency Securities		831,588,784

U.S. Treasury Obligations (23.5%)
U.S. Treasury Bills
1.04%, 1/2/18 (p)	50,000,000	49,998,556
1.15%, 1/4/18 (p)	30,000,000	29,997,125
1.42%, 5/31/18 (p)	100,000,000	99,412,500
U.S. Treasury Notes 0.75%, 4/30/18	100,000,000	99,793,251

Total U.S. Treasury Obligations		279,201,432

Total Investments in Securities (99.8%) (Amortized Cost $1,185,790,216)		1,185,790,216
Other Assets Less Liabilities (0.2%)		1,830,081

Net Assets (100%)		$1,187,620,297

Federal Income Tax Cost of Investments		$1,185,790,216

(k)	Variable or floating rate security, linked to the referenced benchmark. The interest rate shown was the current rate as of December 31, 2017.
(o)	Discount Note Security. Effective rate calculated as of December 31, 2017.
(p)	Yield to maturity.

Glossary:

FFCB	— Federal Farm Credit Bank
FHLB	— Federal Home Loan Bank
ICE	— Intercontinental Exchange
LIBOR	— London Interbank Offered Rate
USD	— United States Dollar

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2017:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Short-Term Investments
Repurchase Agreement	$—	$75,000,000	$—	$75,000,000
U.S. Government Agency Securities	—	831,588,784	—	831,588,784
U.S. Treasury Obligations	—	279,201,432	—	279,201,432

Total Assets	$—	$1,185,790,216	$—	$1,185,790,216

Total Liabilities	$—	$—	$—	$—

Total	$—	$1,185,790,216	$—	$1,185,790,216

There were no transfers between Levels 1, 2 or 3 during the year ended December 31, 2017.

The Portfolio held no derivatives contracts during the year ended December 31, 2017.

See Notes to Financial Statements.

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STATEMENT OF ASSETS AND LIABILITIES

December 31, 2017

ASSETS
Investments in Securities, at value:
Unaffiliated Issuers (Cost $1,110,790,216)	$1,110,790,216
Repurchase Agreements (Cost $75,000,000)	75,000,000
Cash	2,337,887
Dividends, interest and other receivables	276,544
Other assets	6,046

Total assets	1,188,410,693

LIABILITIES
Investment management fees payable	352,447
Administrative fees payable	101,172
Trustees’ fees payable	3,077
Accrued expenses	333,700

Total liabilities	790,396

NET ASSETS	$1,187,620,297

Net assets were comprised of:
Paid in capital	$1,187,622,718
Accumulated undistributed net investment income (loss)	(2,420)
Accumulated undistributed net realized gain (loss)	(1)

Net assets	$1,187,620,297

Class IA
Net asset value, offering and redemption price per share, $296,707,272 / 296,556,036 shares outstanding (unlimited amount authorized: $0.01 par value)	$1.00

Class IB
Net asset value, offering and redemption price per share, $890,913,025 / 890,917,021 shares outstanding (unlimited amount authorized: $0.01 par value)	$1.00

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2017

INVESTMENT INCOME
Interest	$10,844,584

EXPENSES
Investment management fees	4,280,660
Distribution fees – Class IB	2,277,784
Administrative fees	1,236,697
Distribution fees – Class IA	871,427
Printing and mailing expenses	133,132
Professional fees	81,735
Custodian fees	60,000
Trustees’ fees	31,116
Miscellaneous	29,670

Gross expenses	9,002,221
Less: Waiver from distributor	(3,149,211)

Net expenses	5,853,010

NET INVESTMENT INCOME (LOSS)	4,991,574

REALIZED GAIN (LOSS)
Net realized gain (loss) on investments in securities	36,717

NET REALIZED AND UNREALIZED GAIN (LOSS)	36,717

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$5,028,291

See Notes to Financial Statements.

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STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2017	2016
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$4,991,574	$7,545
Net realized gain (loss)	36,717	(174)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	5,028,291	7,371

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income
Class IA	(1,362,956)	(2,052)
Class IB	(3,628,618)	(5,493)

	(4,991,574)	(7,545)

Distributions from net realized capital gains
Class IA	(6,246)	(381)
Class IB	(17,248)	(870)

	(23,494)	(1,251)

TOTAL DIVIDENDS AND DISTRIBUTIONS	(5,015,068)	(8,796)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 418,032,857 and 288,409,290 shares, respectively ]	418,250,032	288,553,803
Capital shares issued in reinvestment of dividends and distributions [ 1,368,588 and 2,433 shares, respectively ]	1,369,202	2,433
Capital shares repurchased [ (496,618,922) and (293,624,632) shares, respectively ]	(496,876,399)	(293,771,752)

Total Class IA transactions	(77,257,165)	(5,215,516)

Class IB
Capital shares sold [ 7,260,264,894 and 6,160,346,487 shares, respectively ]	7,260,253,155	6,160,262,833
Capital shares issued in reinvestment of dividends and distributions [ 3,645,855 and 6,363 shares, respectively ]	3,645,866	6,363
Capital shares repurchased [ (7,384,871,699) and (5,975,362,205) shares, respectively ]	(7,384,858,935)	(5,975,281,134)

Total Class IB transactions	(120,959,914)	184,988,062

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	(198,217,079)	179,772,546

TOTAL INCREASE (DECREASE) IN NET ASSETS	(198,203,856)	179,771,121
NET ASSETS:
Beginning of year	1,385,824,153	1,206,053,032

End of year (a)	$1,187,620,297	$1,385,824,153

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$(2,420)	$—

See Notes to Financial Statements.

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FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class IA	2017		2016		2015	2014		2013
Net asset value, beginning of year	$1.00		$1.00		$1.00	$1.00		$1.00

Income (loss) from investment operations:
Net investment income (loss) (e)	—	#	—	#	—	—		—	#
Net realized and unrealized gain (loss)	—	#	—	#	— #	—	#	—	#

Total from investment operations	—	#	—	#	— #	—	#	—	#

Less distributions:
Dividends from net investment income	—	#	—	#	—	—	#	—
Distributions from net realized gains	—	#	—	#	— #	—	#	—	#

Total dividends and distributions	—	#	—	#	— #	—	#	—	#

Net asset value, end of year	$1.00		$1.00		$1.00	$1.00		$1.00

Total return	0.40%		0.00	%‡‡	0.00%	0.00	%‡‡	0.00%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$296,707		$373,961		$379,177	$384,545		$408,127
Ratio of expenses to average net assets:
After waivers	0.46%		0.32%		0.14%	0.09%		0.11%
Before waivers	0.71%		0.72%		0.71%	0.72%		0.72%
Ratio of net investment income (loss) to average net assets:
After waivers	0.39%		—	%‡‡	—%	—%		—	%‡‡
Before waivers	0.14%		(0.40)%		(0.57)%	(0.62)%		(0.61)%

	Year Ended December 31,
Class IB	2017		2016		2015	2014		2013
Net asset value, beginning of year	$1.00		$1.00		$1.00	$1.00		$1.00

Income (loss) from investment operations:
Net investment income (loss) (e)	—	#	—	#	—	—		—	#
Net realized and unrealized gain (loss)	—	#	—	#	— #	—	#	—	#

Total from investment operations	—	#	—	#	— #	—	#	—	#

Less distributions:
Dividends from net investment income	—	#	—	#	—	—	#	—
Distributions from net realized gains	—	#	—	#	— #	—	#	—	#

Total dividends and distributions	—	#	—	#	— #	—	#	—	#

Net asset value, end of year	$1.00		$1.00		$1.00	$1.00		$1.00

Total return	0.40%		0.00	%‡‡	0.00%	0.00	%‡‡	0.00%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$890,913		$1,011,864		$826,877	$775,134		$911,309
Ratio of expenses to average net assets:
After waivers	0.46%		0.32%		0.14%	0.09%		0.11%
Before waivers	0.71%		0.72%		0.71%	0.72%		0.72%
Ratio of net investment income (loss) to average net assets:
After waivers	0.40%		—	%‡‡	—%	—%		—	%‡‡
Before waivers	0.15%		(0.40)%		(0.57)%	(0.62)%		(0.61)%
#	Per share amount is less than $0.005.
‡‡	Amount is less than 0.005%.
(e)	Net investment income (loss) per share is based on average shares outstanding.

See Notes to Financial Statements.

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INVESTMENT MANAGER

➢	AXA Equitable Funds Management Group, LLC

INVESTMENT SUB-ADVISER

➢	OppenheimerFunds, Inc.

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/17
	1 Year	5 Years	10 Years
Portfolio – Class IA Shares	35.67%	12.48%	6.59%
Portfolio – Class IB Shares	35.60	12.47	6.48
MSCI AC World (Net) Index	23.97	10.80	4.65
Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned 35.60% for the year ended December 31, 2017. This compares to the Portfolio’s benchmark, the MSCI AC World (Net) Index, which returned 23.97% over the same period.

Portfolio Highlights

What helped performance during the year:

•	The portfolios top contributors to performance this period included DLF (Real Estate) (India), Alphabet (Information Technology) (United States), and Kering (Consumer Discretionary) (France).

•

DLF Limited is an Indian real estate entity that has been undergoing a lengthy restructuring. Of late, more steps have been taken to reduce leverage and sell off a significant inventory of unsold properties. Though the Indian real estate markets remains soft, DLF’s management are taking the right steps to right size the portfolio and fix the balance sheet.

•

Alphabet performed well, reflecting its advantage in a number of fast growing verticals. We see those advantages holding, and there remains significant optionality for the company, which we do not believe is, as yet, represented in its share value.

•

Kering is the world’s third-largest luxury goods conglomerate. Its flagship brand, Gucci, continued to demonstrate booming growth. Gucci maintains its focus on luxury goods in the upper price range and enjoys broad-based growth across customer groups and regions. The rest of the business lines have been performing roughly in line with expectations and have overall been benefiting from a more confident Asian consumer.

What hurt performance during the year:

•

The Portfolios most significant detractors from performance this period included TechnipFMC (Energy) (United States), Earthport (Information Technology) (United Kingdom), and Shire (Health Care) (United Kingdom).

•

TechnipFMC is the global leader in offshore oil infrastructure equipment and services. The firm’s competitive position strengthened with the FMC combination earlier in the year. The company operates under three reporting segments: Subsea, Surface, and Onshore/Offshore. Share weakness was partially due to lower oil prices earlier in the year, which constrains oil producers’ capital spending budget, which can lead to lower inbound orders for TechnipFMC.

•

Shire is a diversified, Ireland-based specialty drug firm with increasing exposure to biologics manufacturing and rare diseases. The company’s performance has partially been a result of supply disruptions for its one drug, Cinryze, and faster than expected erosion of another drug, Lialda.

•	Earthport provides cross-border payment services to banks and businesses. The company experienced declines after announcing it expected revenue to come in below market expectations for the year.

Portfolio Positioning and Outlook — OppenheimerFunds, Inc.

A good starting point for investing in companies that have the capacity to grow at an above average rate for a long period of time is to be thinking carefully about what economic ecosystems are expanding structurally. From this thought process we can develop investment themes, some of which can be populated by multiple companies/beneficiaries. Some of these themes today include the human desire for status and happiness. Within this broad idea we own some of the world’s best luxury goods companies. The use of technology to advance the treatment of illnesses for which there is no cure, or the deepening electronic content of automobiles and

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trucks are others. None are present to capitalize on a market regime or cycle; instead they play upon trends which will unfold over the next decade or more.

The market that we see before us continues to carry above average headline valuations, and this is something to be mindful of. However, the level of interest rates we see today matters a lot. If there ever were an environment where high multiples were to be the norm, it would be now. Growth is picking up and inflation not picking up much. Were that to materially shift, then valuations would make much less sense.

Portfolio Positioning and Outlook

•	to follow.

Sector Weightings as of December 31, 2017	Market Value	% of Net Assets
Information Technology	$72,667,090	26.2%
Financials	48,061,651	17.4
Consumer Discretionary	44,480,038	16.0
Health Care	44,038,220	15.9
Industrials	38,330,186	13.8
Consumer Staples	10,998,374	4.0
Real Estate	6,807,426	2.5
Repurchase Agreements	4,499,062	1.6
Materials	2,849,553	1.0
Energy	2,518,075	0.9
Investment Company	127,337	0.1
Cash and Other	1,705,150	0.6

		100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees (in the case of Class IA and Class IB shares of the Portfolio), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2017 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/17	Ending Account Value 12/31/17	Expenses Paid During Period* 7/1/17 - 12/31/17
Class IA
Actual	$1,000.00	$1,137.81	$6.47
Hypothetical (5% average annual return before expenses)	1,000.00	1,019.16	6.11
Class IB
Actual	1,000.00	1,137.24	6.46
Hypothetical (5% average annual return before expenses)	1,000.00	1,019.16	6.11

*  Expenses are equal to the Portfolio’s Class IA and Class IB shares annualized expense ratios of 1.20% and 1.20%, respectively, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

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PORTFOLIO OF INVESTMENTS

December 31, 2017

	Number of Shares	Value (Note 1)

COMMON STOCKS:
China (2.4%)
Baidu, Inc. (ADR)*	7,920	$1,854,943
JD.com, Inc. (ADR)*	114,465	4,741,141

		6,596,084

Denmark (0.5%)
FLSmidth & Co. A/S	25,868	1,506,295

France (9.2%)
Airbus SE	87,619	8,725,761
Kering	12,004	5,660,379
LVMH Moet Hennessy Louis Vuitton SE	26,361	7,761,817
Societe Generale SA	62,404	3,223,388

		25,371,345

Germany (9.0%)
Allianz SE (Registered)	22,404	5,147,796
Bayer AG (Registered)	25,678	3,204,214
Bayerische Motoren Werke AG (Preference) (q)	52,658	4,715,882
Linde AG*	12,201	2,849,553
SAP SE	51,891	5,818,329
Siemens AG (Registered)	24,022	3,347,768

		25,083,542

India (3.7%)
DLF Ltd.	1,675,346	6,807,426
ICICI Bank Ltd. (ADR)	237,682	2,312,646
Zee Entertainment Enterprises Ltd.	127,468	1,161,895

		10,281,967

Italy (0.7%)
Brunello Cucinelli SpA	33,889	1,098,273
Tod’s SpA	9,749	712,368

		1,810,641

Japan (14.1%)
Dai-ichi Life Holdings, Inc.	178,063	3,672,673
FANUC Corp.	9,882	2,373,259
Keyence Corp.	11,078	6,205,843
Kyocera Corp.	49,940	3,267,873
Minebea Mitsumi, Inc.	61,000	1,279,281
Murata Manufacturing Co. Ltd.	33,817	4,537,946
Nidec Corp.	48,764	6,842,324
Nintendo Co. Ltd.	7,100	2,595,509
Omron Corp.	23,400	1,395,589
Renesas Electronics Corp.*	75,400	878,635
Suzuki Motor Corp.	52,800	3,061,861
TDK Corp.	36,500	2,912,225

		39,023,018

Spain (2.3%)
Banco Bilbao Vizcaya Argentaria SA	187,436	1,599,454
Industria de Diseno Textil SA	136,615	4,760,984

		6,360,438

Sweden (1.2%)
Assa Abloy AB, Class B	157,468	3,271,025

Switzerland (3.1%)
Credit Suisse Group AG (Registered)*	159,097	2,840,872
Roche Holding AG	5,574	1,410,017
UBS Group AG (Registered)*	239,626	4,411,607

		8,662,496

United Kingdom (5.7%)
Circassia Pharmaceuticals plc (x)*	391,678	549,977
Earthport plc*	1,388,000	194,428
International Consolidated Airlines Group SA	280,770	2,467,821
Prudential plc	199,108	5,122,473
TechnipFMC plc	81,186	2,518,075
Unilever plc	90,766	5,055,706

		15,908,480

United States (45.8%)
3M Co.	18,057	4,250,076
ACADIA Pharmaceuticals, Inc. (x)*	56,480	1,700,613
Adobe Systems, Inc.*	35,630	6,243,801
Aetna, Inc.	40,572	7,318,783
Alphabet, Inc., Class A*	7,687	8,097,486
Alphabet, Inc., Class C*	7,419	7,763,241
AnaptysBio, Inc.*	13,630	1,372,814
Anthem, Inc.	25,585	5,756,881
Biogen, Inc.*	8,610	2,742,888
BioMarin Pharmaceutical, Inc.*	12,730	1,135,134
Bluebird Bio, Inc.*	12,320	2,194,192
Blueprint Medicines Corp.*	20,990	1,582,856
Centene Corp.*	19,210	1,937,905
Citigroup, Inc.	92,316	6,869,233
Colgate-Palmolive Co.	78,763	5,942,668
Equifax, Inc.	12,550	1,479,896
Facebook, Inc., Class A*	36,865	6,505,198
FNF Group	54,328	2,131,831
Gilead Sciences, Inc.	31,275	2,240,541
Goldman Sachs Group, Inc. (The)	16,248	4,139,340
International Game Technology plc	83,709	2,219,126
Intuit, Inc.	34,785	5,488,377
Ionis Pharmaceuticals, Inc. (x)*	34,530	1,736,859
Loxo Oncology, Inc. (x)*	13,620	1,146,532
MacroGenics, Inc.*	50,140	952,660
Maxim Integrated Products, Inc.	103,809	5,427,134
Newell Brands, Inc.	38,190	1,180,071
PayPal Holdings, Inc.*	47,277	3,480,533
S&P Global, Inc.	38,904	6,590,338
Sage Therapeutics, Inc.*	17,950	2,956,544
Shire plc	22,988	1,210,453
Tiffany & Co.	33,912	3,525,152
United Parcel Service, Inc., Class B	23,388	2,786,680
Walt Disney Co. (The)	35,607	3,828,109
Zimmer Biomet Holdings, Inc.	23,936	2,888,357

		126,822,302

Total Common Stocks (97.7%) (Cost $160,707,038)		270,697,633

See Notes to Financial Statements.

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PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

	Number of Shares	Value (Note 1)

PREFERRED STOCK:
India (0.0%)
Zee Entertainment Enterprises Ltd., 6.000% (Cost $—)	336,477	$52,980

SHORT-TERM INVESTMENTS:
Investment Company (0.1%)
JPMorgan Prime Money Market Fund, IM Shares	127,324	127,337

	Principal Amount	Value (Note 1)
Repurchase Agreements (1.6%)
Citigroup Global Markets Ltd., 1.40%, dated 12/29/17, due 1/2/18, repurchase price $300,047, collateralized by various Foreign Government Agency Securities, ranging from 1.625%-2.500%, maturing 3/16/21-7/29/25, U.S. Government Treasury Securities, ranging from 0.875%-7.250%, maturing from 8/15/20-2/15/47; total market value $306,000. (xx)	$300,000	300,000
Citigroup Global Markets, Inc., 1.60%, dated 12/29/17, due 1/2/18, repurchase price $500,089, collateralized by various Common Stocks; total market value $550,000. (xx)	500,000	500,000
Deutsche Bank AG, 1.81%, dated 12/29/17, due 1/2/18, repurchase price $400,080, collateralized by various Common Stocks, U.S. Government Treasury Securities, ranging from 1.875%-2.250%, maturing 4/30/22-8/15/46; total market value $444,889. (xx)	400,000	400,000
Deutsche Bank AG, 1.81%, dated 12/29/17, due 1/2/18, repurchase price $200,040, collateralized by various Common Stocks, U.S. Government Treasury Securities, ranging from 1.875%-2.250%, maturing 4/30/22-8/15/46; total market value $222,444. (xx)	200,000	200,000
Deutsche Bank AG, 1.81%, dated 12/29/17, due 1/2/18, repurchase price $200,040, collateralized by various Common Stocks, U.S. Government Treasury Securities, ranging from 1.875%-2.250%, maturing 4/30/22-8/15/46; total market value $222,444. (xx)	200,000	200,000

Deutsche Bank AG, 1.55%, dated 12/29/17, due 1/2/18, repurchase price $300,052, collateralized by various Corporate Bonds, ranging from 1.750%-1.875%, maturing 9/5/19-4/14/22, Foreign Government Agency Securities, ranging from 1.875%-2.000%, maturing 3/15/19-5/2/25; total market value $306,000. (xx)	300,000	$300,000
Deutsche Bank AG, 1.81%, dated 12/29/17, due 1/2/18, repurchase price $300,060, collateralized by various Common Stocks, U.S. Government Treasury Securities, ranging from 1.875%-2.250%, maturing 4/30/22-8/15/46; total market value $333,666. (xx)	300,000	300,000
NBC Global Finance Ltd., 1.59%, dated 12/29/17, due 1/2/18, repurchase price $400,071, collateralized by various Common Stocks; total market value $444,971. (xx)	400,000	400,000
NBC Global Finance Ltd., 1.59%, dated 12/29/17, due 1/2/18, repurchase price $500,088, collateralized by various Common Stocks; total market value $556,213. (xx)	500,000	500,000
NBC Global Finance Ltd., 1.59%, dated 12/29/17, due 1/2/18, repurchase price $500,088, collateralized by various Common Stocks; total market value $556,213. (xx)	500,000	500,000
RBS Securities, Inc., 1.37%, dated 12/29/17, due 1/2/18, repurchase price $899,199, collateralized by various U.S. Government Treasury Securities, ranging from 1.750%-1.875%, maturing 2/28/22-9/30/22; total market value $917,049. (xx)	899,062	899,062

Total Repurchase Agreements		4,499,062

Total Short-Term Investments (1.7%) (Cost $4,626,399)		4,626,399

Total Investments in Securities (99.4%) (Cost $165,333,437)		275,377,012
Other Assets Less Liabilities (0.6%)		1,705,150

Net Assets (100%)		$277,082,162

See Notes to Financial Statements.

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PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

*	Non-income producing.
(q)	Preference Shares are a special type of equity investment that shares in the earnings of the company, has limited voting rights, and receives a greater dividend than applicable Common Shares.
(x)	All or a portion of security is on loan at December 31, 2017.
(xx)	At December 31, 2017, the Portfolio had loaned securities with a total value of $4,295,945. This was secured by cash collateral of $4,499,062 which was subsequently invested in joint repurchase agreements with a total value of $4,499,062, as detailed in the Notes to the Financial Statements, for which the Portfolio has a proportionate interest as reported in the Portfolio of Investments as Repurchase Agreements.

Glossary:

ADR	— American Depositary Receipt

Sector Weightings as of December 31, 2017	Market Value	% of Net Assets
Information Technology	$72,667,090	26.2%
Financials	48,061,651	17.4
Consumer Discretionary	44,480,038	16.0
Health Care	44,038,220	15.9
Industrials	38,330,186	13.8
Consumer Staples	10,998,374	4.0
Real Estate	6,807,426	2.5
Repurchase Agreements	4,499,062	1.6
Materials	2,849,553	1.0
Energy	2,518,075	0.9
Investment Company	127,337	0.1
Cash and Other	1,705,150	0.6

		100.0%

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2017:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Common Stocks
Consumer Discretionary	$15,493,599	$28,933,459	$—	$44,427,058
Consumer Staples	5,942,668	5,055,706	—	10,998,374
Energy	—	2,518,075	—	2,518,075
Financials	22,043,388	26,018,263	—	48,061,651
Health Care	37,663,559	6,374,661	—	44,038,220
Industrials	8,516,652	29,813,534	—	38,330,186
Information Technology	44,860,713	27,806,377	—	72,667,090
Materials	—	2,849,553	—	2,849,553
Real Estate	—	6,807,426	—	6,807,426
Preferred Stocks
Consumer Discretionary	—	52,980	—	52,980
Short-Term Investments
Investment Company	127,337	—	—	127,337
Repurchase Agreements	—	4,499,062	—	4,499,062

Total Assets	$134,647,916	$140,729,096	$—	$275,377,012

Total Liabilities	$—	$—	$—	$—

Total	$134,647,916	$140,729,096	$—	$275,377,012

There were no transfers between Levels 1, 2 or 3 during the year ended December 31, 2017.

See Notes to Financial Statements.

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EQ/OPPENHEIMER GLOBAL PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2017:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instrument^	Forward Foreign Currency Contracts
Foreign exchange contracts	$(37,382)

^ This Portfolio held forward foreign currency contracts for hedging.

The Portfolio held forward foreign currency contracts with an average settlement value of approximately $310,000 for thirty three days during the year ended December 31, 2017.

Investment security transactions for the year ended December 31, 2017 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$47,704,118
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$28,990,378

As of December 31, 2017, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments in securities and derivative instruments, if applicable, for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$111,544,237
Aggregate gross unrealized depreciation	(2,859,690)

Net unrealized appreciation	$108,684,547

Federal income tax cost of investments in securities and derivative instruments, if applicable	$166,692,465

For the year ended December 31, 2017, the Portfolio incurred approximately $1,894 as brokerage commissions with Sanford C. Bernstein & Co., LLC, an affiliated broker/dealer.

See Notes to Financial Statements.

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STATEMENT OF ASSETS AND LIABILITIES

December 31, 2017

ASSETS
Investments in Securities, at value (x):
Unaffiliated Issuers (Cost $160,834,375)	$270,877,950
Repurchase Agreements (Cost $4,499,062)	4,499,062
Cash	6,112,000
Foreign cash (Cost $7)	7
Dividends, interest and other receivables	251,535
Receivable from Separate Accounts for Portfolio shares sold	158,101
Receivable for securities sold	112,672
Securities lending income receivable	4,618
Other assets	897

Total assets	282,016,842

LIABILITIES
Payable for return of collateral on securities loaned	4,499,062
Investment management fees payable	181,166
Payable to Separate Accounts for Portfolio shares redeemed	66,606
Distribution fees payable – Class IB	41,700
Payable for securities purchased	25,384
Administrative fees payable	22,733
Distribution fees payable – Class IA	16,462
Accrued expenses	81,567

Total liabilities	4,934,680

NET ASSETS	$277,082,162

Net assets were comprised of:
Paid in capital	$177,461,690
Accumulated undistributed net investment income (loss)	(933,908)
Accumulated undistributed net realized gain (loss)	(9,494,013)
Net unrealized appreciation (depreciation)	110,048,393

Net assets	$277,082,162

Class IA
Net asset value, offering and redemption price per share, $78,259,754 / 3,968,851 shares outstanding (unlimited amount authorized: $0.01 par value)	$19.72

Class IB
Net asset value, offering and redemption price per share, $198,822,408 / 10,086,517 shares outstanding (unlimited amount authorized: $0.01 par value)	$19.71

(x)	Includes value of securities on loan of $4,295,945.

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2017

INVESTMENT INCOME
Dividends (net of $243,673 foreign withholding tax)	$3,338,082
Interest	19,906
Securities lending (net)	43,960

Total income	3,401,948

EXPENSES
Investment management fees	2,208,230
Distribution fees – Class IB	419,014
Administrative fees	228,138
Distribution fees – Class IA	162,098
Professional fees	86,129
Custodian fees	44,500
Printing and mailing expenses	19,761
Trustees’ fees	5,097
Miscellaneous	17,161

Gross expenses	3,190,128
Less: Waiver from investment manager	(398,552)

Net expenses	2,791,576

NET INVESTMENT INCOME (LOSS)	610,372

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Investments in securities	6,006,512
Forward foreign currency contracts	(37,382)
Foreign currency transactions	53,923

Net realized gain (loss)	6,023,053

Change in unrealized appreciation (depreciation) on:
Investments in securities	62,617,123
Foreign currency translations	28,992

Net change in unrealized appreciation (depreciation)	62,646,115

NET REALIZED AND UNREALIZED GAIN (LOSS)	68,669,168

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$69,279,540

See Notes to Financial Statements.

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STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2017	2016
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$610,372	$1,093,564
Net realized gain (loss)	6,023,053	(6,635,853)
Net change in unrealized appreciation (depreciation)	62,646,115	6,129,484

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	69,279,540	587,195

DIVIDENDS:
Dividends from net investment income
Class IA	(392,419)	(404,732)
Class IB	(993,156)	(1,118,580)

TOTAL DIVIDENDS	(1,385,575)	(1,523,312)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 1,061,802 and 422,620 shares, respectively ]	17,896,267	5,846,310
Capital shares issued in reinvestment of dividends [ 20,119 and 27,456 shares, respectively ]	392,419	404,732
Capital shares repurchased [ (509,797) and (707,094) shares, respectively ]	(8,627,452)	(9,951,657)

Total Class IA transactions	9,661,234	(3,700,615)

Class IB
Capital shares sold [ 1,303,630 and 1,315,319 shares, respectively ]	23,158,980	18,188,362
Capital shares issued in reinvestment of dividends [ 50,934 and 75,910 shares, respectively ]	993,156	1,118,580
Capital shares repurchased [ (767,338) and (1,037,997) shares, respectively ]	(13,051,029)	(14,687,390)

Total Class IB transactions	11,101,107	4,619,552

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	20,762,341	918,937

TOTAL INCREASE (DECREASE) IN NET ASSETS	88,656,306	(17,180)
NET ASSETS:
Beginning of year	188,425,856	188,443,036

End of year (a)	$277,082,162	$188,425,856

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$(933,908)	$(171,459)

See Notes to Financial Statements.

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FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class IA	2017	2016	2015	2014		2013
Net asset value, beginning of year	$14.61	$14.73	$14.31	$14.13		$11.43

Income (loss) from investment operations:
Net investment income (loss) (e)	0.05	0.09	0.06	0.08	##	0.08
Net realized and unrealized gain (loss)	5.16	(0.09)	0.40	0.17		2.92

Total from investment operations	5.21	— #	0.46	0.25		3.00

Less distributions:
Dividends from net investment income	(0.10)	(0.12)	(0.04)	(0.07)		(0.30)

Net asset value, end of year	$19.72	$14.61	$14.73	$14.31		$14.13

Total return	35.67%	(0.02)%	3.22%	1.78%		26.33%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$78,260	$49,643	$53,805	$43,515		$33,090
Ratio of expenses to average net assets:
After waivers (f)	1.20%	1.23%	1.25%	1.25%		1.25%
Before waivers (f)	1.37%	1.39%	1.39%	1.43%		1.42%
Ratio of net investment income (loss) to average net assets:
After waivers (f)	0.27%	0.61%	0.39%	0.58	%(aa)	0.59%
Before waivers (f)	0.09%	0.45%	0.25%	0.40	%(aa)	0.42%
Portfolio turnover rate^	13%	18%	17%	17%		27%

	Year Ended December 31,
Class IB	2017	2016	2015	2014		2013
Net asset value, beginning of year	$14.61	$14.72	$14.31	$14.13		$11.43

Income (loss) from investment operations:
Net investment income (loss) (e)	0.05	0.08	0.05	0.09	##	0.13
Net realized and unrealized gain (loss)	5.15	(0.07)	0.40	0.16		2.87

Total from investment operations	5.20	0.01	0.45	0.25		3.00

Less distributions:
Dividends from net investment income	(0.10)	(0.12)	(0.04)	(0.07)		(0.30)

Net asset value, end of year	$19.71	$14.61	$14.72	$14.31		$14.13

Total return	35.60%	0.05%	3.15%	1.78%		26.33%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$198,822	$138,783	$134,638	$110,034		$95,434
Ratio of expenses to average net assets:
After waivers (f)	1.20%	1.23%	1.25%	1.25%		1.25%
Before waivers (f)	1.37%	1.39%	1.39%	1.43%		1.37%
Ratio of net investment income (loss) to average net assets:
After waivers (f)	0.26%	0.59%	0.36%	0.60	%(bb)	1.00%
Before waivers (f)	0.09%	0.44%	0.22%	0.42	%(bb)	0.88%
Portfolio turnover rate^	13%	18%	17%	17%		27%
#	Per share amount is less than $0.005.
##	Includes income resulting from a special dividend. Without this dividend, the per share income amounts would be $0.05 and $0.06 for Class IA and Class IB.
^	Portfolio turnover rate excludes derivatives, if any.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.
(aa)	Includes income resulting from a special dividend, Without this dividend, the ratios for Class IA would be 0.38% for income after waivers and 0.20% before waivers.
(bb)	Includes income resulting from a special dividend, Without this dividend, the ratios for Class IB would be 0.40% for income after waivers and 0.22% before waivers.

See Notes to Financial Statements.

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INVESTMENT MANAGER

➢	AXA Equitable Funds Management Group, LLC

INVESTMENT SUB-ADVISER

➢	Pacific Investment Management Company LLC (“PIMCO”)

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/17
	1 Year	Since Incept.
Portfolio – Class IB Shares*	2.86%	2.43%
Portfolio – Class K Shares*	3.16	2.69
Bloomberg Barclays World Government Inflation-Linked Bond Index	3.32	3.04
* Date of inception 2/8/13. Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned 2.86% for the year ended December 31, 2017. This compares to the Portfolio’s benchmark, the Bloomberg Barclays World Government Inflation-Linked Bond Index, which returned 3.32% over the same period.

Portfolio Highlights

What helped performance during the year:

•	Non-U.S. inflation-linked bond strategies, particularity in the UK and eurozone, were beneficial to Portfolio performance.

•	Overweight positioning in the belly of the U.S. real yield curve added to performance.

•	Nominal interest exposure in Latin America benefited the Portfolio.

•	Spread sector exposure, including select credit exposure within financials and securitized products, contributed to Portfolio performance.

•	Interest rate strategies, which were partially facilitated through the use of futures and options, contributed to performance over the period.

What hurt performance during the year:

•	Tactical positioning within emerging market currencies was detrimental to performance.

•	Currency strategies, which were partially implemented through the use of currency forwards, detracted from performance.

Portfolio Positioning and Outlook

We expect world gross domestic product (GDP) growth to remain above-trend at 3.0% - 3.5% in 2018, in a “Goldilocks” environment of synchronized global growth and low but gently rising inflation. Easier financial conditions, reflecting buoyant risk assets and low interest rates, and fiscal stimulus in several advanced economies imply near-term tailwinds. However, we see risks ahead: U.S. fiscal stimulus late in the cycle leaves less room for stimulus in the next recession; inflation may well overshoot expectations in 2018 due to fiscal stimulus, rises in commodity prices and easy financial conditions and the reduction of accommodative monetary policy by global central banks could pressure economies and asset markets, which have become accustomed to low interest rates.

In the U.S., we look for above-consensus growth of 2.25% - 2.75% in 2018. Tax cuts and higher federal spending — due to hurricane-related disaster relief and a likely rise in discretionary spending limits under an expected government funding compromise — may boost growth. With unemployment likely to drop below 4%, we expect some upward pressure on wages and consumer prices, and core inflation to rise above 2% over the course of 2018. Under new leadership, the Federal Reserve is expected to continue tightening gradually; our baseline forecast calls for three rate hikes this year.

For the eurozone, we expect growth will be in a range of 2.0% - 2.5% this year, significantly above trend. The expansion is now broad-based across the region, with growth momentum strong and financial conditions favorable. In the UK, we expect above-consensus growth in the range of 1.25% - 1.75% in 2018. Our base case is that a deal for a transitional arrangement will be struck in the first half of this year, smoothing the UK’s separation from the European Union, and that growth will reaccelerate in the second half as business confidence and investment pick up.

In Asia, Japan’s GDP growth is expected to remain firm at 1.0% - 1.5% in 2018, with risks tilted to the upside. Fiscal policy should remain supportive ahead of the planned value-added tax hike in 2019. We expect the Bank of Japan to aim to slow its balance sheet expansion and/or tweak its yield curve control policy so that the yield curve steepens this year. In China, we expect a controlled deceleration in growth to 5.75% - 6.75% this year. The authorities’ focus is likely to be on controlling financial excesses, particularly in the shadow banking system, and on some fiscal consolidation, chiefly by local governments.

In the emerging markets (EM) of Brazil, Russia, India and Mexico, we expect growth to collectively rise to 4% in 2018, slightly above

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consensus, with modest upside risk from recoveries in Brazil and Russia. Emerging markets are catching up to the recovery in developed markets, with improving fundamentals and greater differentiation among countries.

Portfolio Characteristics As of December 31, 2017
Weighted Average Life (Years)	11.96
Weighted Average Coupon (%)	1.15
Weighted Average Modified Duration (Years)*	12.05
Weighted Average Rating**	AA-

*  Modified duration is a measure of the price sensitivity of the Portfolio to interest rate movements, taking into account specific features of the securities in which it invests.

** Weighted Average Rating has been provided by the Investment Sub-Adviser. A credit rating is an assessment provided by a nationally recognized statistical rating organization (NRSRO) of the creditworthiness of an issuer with respect to debt obligations, including specific securities, money market instruments or other debts. Ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest); ratings are subject to change without notice.

Sector Weightings as of December 31, 2017	% of Net Assets
Foreign Government Securities	54.9%
U.S. Treasury Obligations	52.3
Financials	2.3
Asset-Backed Securities	2.0
Collateralized Mortgage Obligations	1.3
Mortgage-Backed Security	1.2
Health Care	0.8
Energy	0.5
Consumer Discretionary	0.4
Telecommunication Services	0.3
Industrials	0.1
Consumer Staples	0.1
Utilities	0.1
Information Technology	0.1
Options Purchased	0.0 #
Cash and Other	(16.4)

100.0%

#	Less than 0.05%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees (in the case of Class IB shares of the Portfolio), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2017 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/17	Ending Account Value 12/31/17	Expenses Paid During Period* 7/1/17 - 12/31/17
Class IB
Actual	$1,000.00	$1,028.58	$6.54
Hypothetical (5% average annual return before expenses)	1,000.00	1,018.75	6.51
Class K
Actual	1,000.00	1,030.56	5.26
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.03	5.23

*  Expenses are equal to the Portfolio’s Class IB and Class K shares annualized expense ratios of 1.28% and 1.03%, respectively, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

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PORTFOLIO OF INVESTMENTS

December 31, 2017

	Principal Amount		Value (Note 1)

LONG-TERM DEBT SECURITIES:
Asset-Backed Securities (2.0%)
Citigroup Mortgage Loan Trust, Inc., Series 2005-HE4 M3 2.012%, 10/25/35 (l)		$100,000	$86,481
Countrywide Asset-Backed Certificates, Series 2004-ECC1 M2 2.602%, 9/25/34 (l)		91,047	92,077
CSMC Trust, Series 2017-1 4.500%, 3/25/21 (l)		71,551	71,986
Home Equity Asset Trust, Series 2004-3 M1 2.407%, 8/25/34 (l)		622,901	612,228
HSI Asset Securitization Corp. Trust, Series 2007-WF1 1A1 1.712%, 5/25/37 (l)		111,474	107,026
JP Morgan Mortgage Acquisition Trust, Series 2006-NC1 A4 1.497%, 4/25/36 (l)		75,568	75,578
Long Beach Mortgage Loan Trust, Series 2006-WL1 1A1 1.782%, 1/25/46 (l)		33,373	33,405
Navient Student Loan Trust, Series 2016-7A A 2.702%, 3/25/66 (l)§		88,362	90,414
NovaStar Mortgage Funding Trust, Series 2005-3 M2 2.022%, 1/25/36 (l)		200,000	200,177
Option One Mortgage Loan Trust, Series 2004-3 M2 2.407%, 11/25/34 (l)		25,637	25,161
RAAC Trust, Series 2007-SP3 A1 2.752%, 9/25/47 (l)		41,456	41,335
Symphony CLO VIII LP, Series 2012-8A AR 2.450%, 1/9/23 (l)§		85,766	85,934
VOLT XL LLC, Series 2015-NP14 A1 4.375%, 11/27/45 (e)§		25,210	25,231
WhiteHorse VI Ltd., Series 2012-1A A1R 2.581%, 2/3/25 (l)§		147,332	147,491

Total Asset-Backed Securities			1,694,524

Collateralized Mortgage Obligations (1.3%)
Alternative Loan Trust Resecuritization, Series 2008-2R 1A1 6.000%, 8/25/37 (l)		101,255	97,669
DSLA Mortgage Loan Trust, Series 2005-AR6 2A1A 1.785%, 10/19/45 (l)		84,569	83,829
GNMA, Series 2016-H17 FC 2.073%, 8/20/66 (l)		286,161	289,370
GSR Mortgage Loan Trust, Series 2004-12 3A6 3.562%, 12/25/34 (l)		$19,887	$20,012
Series 2005-AR4 6A1 3.521%, 7/25/35 (l)		124,026	124,630
JP Morgan Mortgage Trust, Series 2005-A2 5A2 3.703%, 4/25/35 (l)		28,623	29,070
Lehman Mortgage Trust, Series 2005-3 4A1 5.289%, 1/25/36 (l)		31,625	29,952
Sequoia Mortgage Trust, Series 6 A 2.135%, 4/19/27 (l)		253,060	239,118
Trinity Square plc, Series 2015-1A A 1.529%, 7/15/51 (l)§	GBP	143,834	196,715

Total Collateralized Mortgage Obligations			1,110,365

Corporate Bonds (4.7%)
Consumer Discretionary (0.4%)
Automobiles (0.1%)
Hyundai Capital America 1.750%, 9/27/19§		$100,000	98,037

Media (0.3%)
Altice Financing SA 5.250%, 2/15/23§	EUR	200,000	249,137

Total Consumer Discretionary			347,174

Consumer Staples (0.1%)
Tobacco (0.1%)
BAT Capital Corp. (ICE LIBOR USD 3 Month + 0.59%), 2.003%, 8/14/20 (k)§		$100,000	100,545

Total Consumer Staples			100,545

Energy (0.5%)
Oil, Gas & Consumable Fuels (0.5%)
Enbridge, Inc. (ICE LIBOR USD 3 Month + 0.40%), 1.750%, 1/10/20 (k)		100,000	100,196
Petrobras Global Finance BV 7.375%, 1/17/27		100,000	110,000
5.999%, 1/27/28§		233,000	234,514

Total Energy			444,710

Financials (2.3%)
Banks (0.1%)
HSBC Bank Canada (Zero Coupon), 1/17/18	CAD	100,000	79,501
Nordea Kredit Realkreditaktieselskab Series CC2 2.500%, 10/1/47	DKK	544	91

			79,592

Capital Markets (1.4%)
Deutsche Bank AG 4.250%, 10/14/21		$350,000	362,579

See Notes to Financial Statements.

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PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

	Principal Amount		Value (Note 1)

Goldman Sachs Group, Inc. (The) (ICE LIBOR USD 3 Month + 1.20%), 2.788%, 9/15/20 (k)		$200,000	$203,946
(ICE LIBOR USD 3 Month + 0.82%), 2.876%, 10/31/22 (k)		100,000	99,598
ING Bank NV 2.625%, 12/5/22§		100,000	100,212
UBS AG
(ICE LIBOR USD 3 Month + 0.32%), 1.835%, 12/7/18 (k)§		200,000	200,253
(ICE LIBOR USD 3 Month + 0.58%), 2.103%, 6/8/20 (k)§		200,000	201,012

			1,167,600

Consumer Finance (0.4%)
Ally Financial, Inc. 3.600%, 5/21/18		100,000	100,250
8.000%, 11/1/31		100,000	130,380
Navient Corp. 8.450%, 6/15/18		100,000	102,625

			333,255

Thrifts & Mortgage Finance (0.4%)
BRFkredit A/S
Series 111E 2.500%, 10/1/47	DKK	9,953	1,668
Series 321E 4.000%, 1/1/18		200,000	32,247
Nykredit Realkredit A/S
Series 01E 2.500%, 10/1/47 (m)		10,305	1,727
3.000%, 10/1/47		71,603	12,307
Series 12H 4.000%, 1/1/18		200,000	32,247
2.000%, 4/1/18 (m)		400,000	64,856
Realkredit Danmark A/S
Series 10f 1.000%, 1/1/18		500,000	80,596
Series 10F. 1.000%, 4/1/18		500,000	80,880
Series 10T 2.000%, 1/1/18		100,000	16,121
Series 23S 2.500%, 7/1/47		29,876	5,014

			327,663

Total Financials			1,908,110

Health Care (0.8%)
Health Care Equipment & Supplies (0.5%)
Zimmer Biomet Holdings, Inc. 2.000%, 4/1/18		$400,000	399,815

Pharmaceuticals (0.3%)
Allergan Funding SCS 2.350%, 3/12/18		100,000	100,072
(ICE LIBOR USD 3 Month + 1.08%), 2.629%, 3/12/18 (k)		100,000	100,147
Mylan NV 3.750%, 12/15/20		100,000	102,680

			302,899

Total Health Care			702,714

Industrials (0.1%)
Trading Companies & Distributors (0.1%)
International Lease Finance Corp. 8.250%, 12/15/20		100,000	114,787

Total Industrials			114,787

Information Technology (0.1%)
Internet Software & Services (0.1%)
eBay, Inc. 2.750%, 1/30/23		100,000	99,123

Total Information Technology			99,123

Telecommunication Services (0.3%)
Diversified Telecommunication Services (0.3%)
AT&T, Inc.
(ICE LIBOR USD 3 Month + 0.65%), 2.009%, 1/15/20 (k)		100,000	100,598
5.150%, 2/14/50		100,000	100,916

			201,514

Total Telecommunication Services			201,514

Utilities (0.1%)
Multi-Utilities (0.1%)
Sempra Energy
(ICE LIBOR USD 3 Month + 0.45%), 2.038%, 3/15/21 (k)		100,000	100,080

Total Utilities			100,080

Total Corporate Bonds			4,018,757

Foreign Government Securities (54.9%)
Australia Government Bond 1.250%, 2/21/22 TIPS (m)	AUD	223,120	178,841
3.000%, 9/20/25 TIPS (m)		1,201,600	1,097,781
Autonomous Community of Catalonia 4.750%, 6/4/18	EUR	100,000	121,503
Canada Government Real Return Bond 1.500%, 12/1/44 TIPS	CAD	147,235	143,906
1.250%, 12/1/47 TIPS		424,772	400,581
Canadian Government Bond 4.250%, 12/1/21 TIPS		2,300,887	2,116,624
0.500%, 12/1/50 TIPS		251,845	195,644
Deutsche Bundesrepublik Inflation Linked Bond 0.500%, 4/15/30 TIPS (m)	EUR	576,873	804,056
0.100%, 4/15/46 TIPS (m)		151,129	213,636
France Government Bond OAT 1.300%, 7/25/19 TIPS (m)		43,254	54,489
0.100%, 3/1/21 TIPS (m)		1,264,564	1,600,056
0.100%, 7/25/21 TIPS (m)(z)		542,887	689,110
1.100%, 7/25/22 TIPS (m)(z)		442,356	596,586
0.100%, 3/1/25 TIPS (m)		203,066	263,377
1.850%, 7/25/27 TIPS (m)		1,307,772	1,992,293
0.100%, 3/1/28 TIPS (m)		841,321	1,088,480
0.700%, 7/25/30 TIPS (m)		744,242	1,041,990
1.750%, 5/25/66 (m)		320,000	363,280

See Notes to Financial Statements.

1203

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PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

	Principal Amount		Value (Note 1)

Italy Buoni Poliennali Del Tesoro 1.650%, 4/23/20 TIPS (m)	EUR	99,615	$126,318
3.100%, 9/15/26 TIPS (m)		302,722	441,048
2.550%, 9/15/41 TIPS (m)		227,066	324,717
Japanese Government CPI Linked Bonds 0.100%, 3/10/26 TIPS	JPY	140,698,600	1,324,336
0.100%, 3/10/27 TIPS		171,346,400	1,617,373
Kingdom of Denmark 0.100%, 11/15/23 TIPS	DKK	3,073,971	531,290
Kingdom of Spain 0.550%, 11/30/19 TIPS (m)	EUR	653,344	815,091
1.800%, 11/30/24 TIPS (m)		449,174	622,833
1.000%, 11/30/30 TIPS (m)		10,181	12,942
Kingdom of Sweden 1.000%, 6/1/25 TIPS	SEK	500,000	75,434
0.125%, 6/1/26		1,050,000	149,877
Mexican Udibonos 4.500%, 11/22/35 TIPS	MXN	1,781,816	100,014
New Zealand Government Bond 3.000%, 4/15/20 (m)	NZD	100,000	72,543
2.000%, 9/20/25 TIPS (m)		423,240	313,416
2.500%, 9/20/35 TIPS (m)		103,260	80,836
Republic of Argentina
(Argentina Central Bank 7D Repo Reference Rate + 0.00%), 28.750%, 6/21/20 (k)	ARS	2,200,000	126,767
Republic of Italy 0.100%, 5/15/22 TIPS (m)	EUR	852,999	1,047,257
2.350%, 9/15/24 TIPS (m)		3,612,458	4,957,781
Republic of Peru 6.150%, 8/12/32 (m)	PEN	600,000	195,846
Sweden Inflation Linked Bond 0.250%, 6/1/22 TIPS	SEK	700,000	97,974
U.K. Treasury Inflation Linked Bonds 1.875%, 11/22/22 TIPS (m)	GBP	9,371	15,288
0.125%, 3/22/24 TIPS (m)(z)		476,994	734,333
2.500%, 7/17/24		22,000	108,338
0.125%, 3/22/26 TIPS (m)		2,300,687	3,658,770
4.250%, 12/7/27 (m)		100,000	173,598
4.125%, 7/22/30		17,000	84,444
1.250%, 11/22/32 TIPS (m)(z)		906,599	1,856,165
0.750%, 3/22/34 TIPS (m)		231,180	456,818
0.125%, 3/22/44 TIPS (m)(z)		635,986	1,356,452
0.125%, 3/22/46 TIPS (m)		2,241,711	4,914,607
0.250%, 3/22/52 TIPS (m)(z)		389,001	974,999
1.250%, 11/22/55 TIPS (m)		403,951	1,360,601
0.125%, 11/22/56 TIPS (m)		368,983	961,999
0.125%, 3/22/58 TIPS (m)(z)		324,931	868,268
0.375%, 3/22/62 TIPS (m)		92,228	285,626
0.125%, 11/22/65 TIPS (m)		644,855	1,980,288
0.125%, 3/22/68 TIPS (m)(z)		253,596	820,413

Total Foreign Government Securities			46,606,933

Mortgage-Backed Security (1.2%)
FNMA 3.000%, 2/25/48 TBA		$1,000,000	998,867

Total Mortgage-Backed Security			998,867

U.S. Treasury Obligations (52.3%)
U.S. Treasury Inflation Linked Bonds 2.375%, 1/15/25 TIPS (z)		5,836,267	6,646,343
2.000%, 1/15/26 TIPS		355,435	399,450
1.750%, 1/15/28 TIPS		1,342,247	1,506,936
3.625%, 4/15/28 TIPS		306,537	401,845
2.500%, 1/15/29 TIPS		206,797	250,553
3.875%, 4/15/29 TIPS		150,044	204,660
3.375%, 4/15/32 TIPS		55,586	76,809
2.125%, 2/15/40 TIPS		11,412	14,838
2.125%, 2/15/41 TIPS (v)		304,117	398,202
0.750%, 2/15/42 TIPS		98,246	99,053
0.625%, 2/15/43 TIPS (w)		107,286	104,908
1.375%, 2/15/44 TIPS		1,524,053	1,758,251
0.750%, 2/15/45 TIPS		209,496	210,311
1.000%, 2/15/46 TIPS		1,238,814	1,321,684
0.875%, 2/15/47 TIPS		1,395,820	1,449,165
U.S. Treasury Inflation Linked Notes 1.625%, 1/15/18 TIPS		117,741	117,710
1.375%, 7/15/18 TIPS		57,193	57,813
0.125%, 4/15/19 TIPS		273,697	273,033
0.125%, 4/15/20 TIPS		473,985	472,960
1.250%, 7/15/20 TIPS		452,416	467,011
0.125%, 4/15/21 TIPS		6,598,292	6,569,237
0.625%, 7/15/21 TIPS		242,959	247,553
0.125%, 1/15/22 TIPS		76,287	75,954
0.125%, 7/15/22 TIPS		461,227	460,565
0.125%, 1/15/23 TIPS		1,129,542	1,120,605
0.375%, 7/15/23 TIPS		2,607,403	2,626,340
0.625%, 1/15/24 TIPS (z)		3,308,848	3,364,221
0.125%, 7/15/24 TIPS (z)		4,186,445	4,134,078
0.250%, 1/15/25 TIPS		958,097	949,016
0.375%, 7/15/25 TIPS		915,323	916,269
0.625%, 1/15/26 TIPS		2,190,370	2,224,054
0.125%, 7/15/26 TIPS		493,939	482,456
0.375%, 7/15/27 TIPS		141,170	140,377
U.S. Treasury Notes 2.125%, 9/30/21		100,000	100,063
1.875%, 2/28/22		3,100,000	3,066,336
2.500%, 5/15/24		300,000	303,363
2.125%, 7/31/24		700,000	691,715
2.250%, 11/15/24 (w)		100,000	99,492
2.000%, 2/15/25 (w)		620,000	606,074

Total U.S. Treasury Obligations			44,409,303

Total Long-Term Debt Securities (116.4%) (Cost $91,733,343)			98,838,749

See Notes to Financial Statements.

1204

EQ ADVISORS TRUST

EQ/PIMCO GLOBAL REAL RETURN PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

	Principal Amount		Value (Note 1)

SHORT-TERM INVESTMENTS:
Banker’s Acceptance (0.2%)
Bank of Montreal 1.50%, 1/17/18 (p)	CAD	100,000	$79,498
Bank of Nova Scotia (The) 1.47%, 1/22/18 (p)		70,000	55,638
Royal Bank of Canada 1.60%, 1/11/18 (p)		30,000	23,855

Total Banker’s Acceptance			158,991

Certificates of Deposit (0.7%)
Barclays Bank plc
(ICE LIBOR USD 3 Month + 0.46%), 2.06%, 3/16/18 (k)		$200,000	200,058
(ICE LIBOR USD 3 Month + 0.47%), 1.89%, 5/17/18 (k)		200,000	200,020
1.94%, 9/4/18		200,000	200,017

Total Certificates of Deposit			600,095

Foreign Government Treasury Bills (6.7%)
Argentina Treasury Bills 4.12%, 3/16/18 (p)	ARS	170,000	168,573
28.57%, 3/16/18 (p)		200,000	10,143
46.44%, 4/13/18 (p)		100,000	4,747
3.76%, 6/29/18 (p)		21,000	20,618
3.59%, 7/13/18 (p)		100,000	98,128
26.30%, 9/14/18 (p)		200,000	9,061
3.49%, 9/28/18 (p)		100,000	97,474
3.54%, 10/12/18 (p)		100,000	97,302
3.43%, 11/16/18 (p)		79,000	76,693
Federative Republic of Brazil 0.00%, 7/1/18 (p)	BRL	7,200,000	2,101,452
France Treasury Bills
(0.74)%, 1/31/18 (m)(p)	EUR	10,000	12,006
Hellenic Republic 2.10%, 2/9/18 (p)		200,000	239,411
1.93%, 3/9/18 (p)		100,000	119,549
1.85%, 3/16/18 (p)		300,000	358,573
Japan Treasury Bills
(0.06)%, 2/13/18 (p)	JPY	97,100,000	861,838
Kingdom of Spain
(0.66)%, 2/16/18 (p)	EUR	190,000	228,169
Republic of Italy 0.09%, 1/31/18 (p)		710,000	851,827
U.K. Treasury Bills 0.24%, 1/29/18 (p)	GBP	260,000	350,971

Total Foreign Government Treasury Bills			5,706,535

Total Short-Term Investments (7.6%) (Cost $6,488,574)			6,465,621

	Number of Contracts		Value (Note 1)

OPTIONS PURCHASED:
Put Option Purchased (0.0%)
Future Interest Rate Option (0.0%)
3 Month Eurodollar 03/19/2018 at USD 98.25, American StyleNotional Amount: USD 5,250,000 Exchange Traded*		21	$2,756

Total Options Purchased (0.0%) (Cost $2,016)			2,756

Total Investments in Securities (124.0%) (Cost $98,223,933)			105,307,126
Other Assets Less Liabilities (-24.0%)			(20,382,409)

Net Assets (100%)			$84,924,717

*	Non-income producing.
§	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold to qualified institutional buyers. At December 31, 2017, the market value of these securities amounted to $1,729,495 or 2.0% of net assets. Securities denoted with “§” but without “b” have been determined to be liquid under the guidelines established by the Board of Trustees. To the extent any securities might provide a right to demand registration, such rights have not been relied upon when determining liquidity.
(e)	Step Bond — Coupon rate increases or decreases in increments to maturity. Rate disclosed is as of December 31, 2017. Maturity date disclosed is the ultimate maturity date.
(k)	Variable or floating rate security, linked to the referenced benchmark. The interest rate shown was the current rate as of December 31, 2017.
(l)	Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. The interest rate shown was the current rate as of December 31, 2017.
(m)	Regulation S is an exemption for securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. Resale restrictions may apply for purposes of the Securities Act of 1933. At December 31, 2017, the market value of these securities amounted to $39,491,417 or 46.5% of net assets.
(p)	Yield to maturity.
(v)	All, or a portion of security held by broker as collateral for forward foreign currency contracts, with a total collateral value of $320,042.
(w)	All, or a portion of security held by broker as collateral for TBA contracts, with a total collateral value of $29,763.
(z)	All or a portion of the Security is held as a Sale-Buyback position. See Note 1

Glossary:

ARS	— Argentina Peso
AUD	— Australian Dollar
BRL	— Brazilian Real
CAD	— Canadian Dollar

See Notes to Financial Statements.

1205

EQ ADVISORS TRUST

EQ/PIMCO GLOBAL REAL RETURN PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

CLO	— Collateralized Loan Obligation
DKK	— Denmark Krone
EUR	— European Currency Unit
FNMA	— Federal National Mortgage Association
GBP	— British Pound
GNMA	— Government National Mortgage Association
ICE	— Intercontinental Exchange
JPY	— Japanese Yen
KRW	— Korean Republic Won
LIBOR	— London Interbank Offered Rate
MXN	— Mexican Peso
NZD	— New Zealand Dollar
PEN	— Peru Nuevo Sol
RUB	— Russian Ruble
SEK	— Swedish Krona
TBA	— To Be Announced; Security is subject to delayed
delivery
TIPS	— Treasury Inflation Protected Security
USD	— United States Dollar

Country Diversification As a Percentage of Total Net Assets
Argentina	0.8%
Australia	1.5
Brazil	2.9
Canada	3.8
Cayman Islands	0.3
Denmark	1.0
France	9.1
Germany	1.6
Greece	0.8
Italy	9.1
Japan	4.5
Luxembourg	0.3
Mexico	0.1
Netherlands	0.1
New Zealand	0.6
Peru	0.2
Spain	2.1
Sweden	0.4
Switzerland	0.5
United Kingdom	25.7
United States	58.6
Cash and Other	(24.0)

100.0%

Futures contracts outstanding as of December 31, 2017 (Note 1):

Description	Number of Contracts	Expiration Date	Trading Currency	Notional Amount ($)	Value and Unrealized Appreciation (Depreciation) ($)
Long Contracts
Euro-Bund	9	3/2018	EUR	1,745,926	(13,083)
Long Gilt	11	3/2018	GBP	1,858,832	13,959
U.S. Treasury 10 Year Note	50	3/2018	USD	6,202,344	(31,624)

					(30,748)

Short Contracts
Euro-BTP	(2)	3/2018	EUR	(326,695)	5,839
Euro-OAT	(15)	3/2018	EUR	(2,792,891)	20,715
Japan 10 Year Bond	(4)	3/2018	JPY	(5,352,740)	3,310
U.S. Treasury 2 Year Note	(56)	3/2018	USD	(11,990,126)	27,059
U.S. Treasury 5 Year Note	(39)	3/2018	USD	(4,530,398)	22,028
U.S. Treasury Long Bond	(29)	3/2018	USD	(4,437,000)	6,024

					84,975

					54,227

See Notes to Financial Statements.

1206

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EQ/PIMCO GLOBAL REAL RETURN PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

Forward foreign currency contracts outstanding as of December 31, 2017 (Note 1):

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation) ($)
DKK	1,470,000	USD	234,394	JPMorgan Chase Bank	1/2/2018	2,523
BRL	5,376,597	USD	1,613,625	Goldman Sachs & Co.**	1/3/2018	7,248
BRL	4,700,000	USD	1,409,676	JPMorgan Chase Bank**	1/3/2018	7,225
USD	425,267	BRL	1,410,187	JPMorgan Chase Bank**	1/3/2018	141
CAD	406,000	USD	315,982	Bank of America	1/10/2018	7,067
GBP	826,000	USD	1,106,388	Bank of America	1/10/2018	9,075
GBP	239,000	USD	319,887	Barclays Bank plc	1/10/2018	2,868
USD	2,771,822	JPY	309,600,000	Bank of America	1/10/2018	23,120
USD	99,456	MXN	1,886,789	Bank of America	1/24/2018	3,905
BRL	3,289,813	USD	979,213	Bank of America**	2/2/2018	8,897
USD	26,000	ARS	492,960	JPMorgan Chase Bank**	2/14/2018	150
RUB	4,881,185	USD	83,700	Deutsche Bank AG**	2/16/2018	525
ARS	735,000	USD	36,207	Goldman Sachs & Co.**	5/16/2018	593
USD	875,128	BRL	2,900,000	Deutsche Bank AG**	7/3/2018	17,976
USD	297,398	BRL	1,000,000	JPMorgan Chase Bank**	7/3/2018	1,828

Total unrealized appreciation						93,141

USD	149,649	DKK	1,023,000	Bank of America	1/2/2018	(15,226)
USD	65,073	DKK	410,000	Credit Suisse	1/2/2018	(1,006)
USD	728,445	DKK	4,565,000	JPMorgan Chase Bank	1/2/2018	(7,288)
BRL	423,403	USD	129,151	Deutsche Bank AG**	1/3/2018	(1,509)
USD	982,914	BRL	3,289,813	Bank of America**	1/3/2018	(8,860)
USD	1,369,330	BRL	5,000,000	Deutsche Bank AG**	1/3/2018	(138,010)
USD	221,147	BRL	800,000	JPMorgan Chase Bank**	1/3/2018	(20,027)
USD	1,585,944	AUD	2,090,000	Bank of America	1/10/2018	(44,768)
USD	3,042,802	CAD	3,910,000	Bank of America	1/10/2018	(68,336)
USD	489,785	CAD	630,000	JPMorgan Chase Bank	1/10/2018	(11,498)
USD	17,623,445	EUR	14,844,257	Bank of America	1/10/2018	(194,784)
USD	45,143	EUR	38,000	Barclays Bank plc	1/10/2018	(471)
USD	106,323	EUR	90,000	Deutsche Bank AG	1/10/2018	(1,708)
USD	21,436,546	GBP	15,937,000	Goldman Sachs & Co.	1/10/2018	(85,416)
USD	442,595	GBP	328,000	JPMorgan Chase Bank	1/10/2018	(349)
USD	434,682	NZD	635,000	Bank of America	1/10/2018	(15,305)
USD	305,010	SEK	2,545,000	Bank of America	1/10/2018	(5,367)
USD	23,579	CAD	30,000	JPMorgan Chase Bank	1/11/2018	(292)
ARS	1,464,300	USD	82,310	Credit Suisse**	1/12/2018	(4,101)
USD	155,708	CAD	200,000	Barclays Bank plc	1/17/2018	(3,443)
USD	55,029	CAD	70,000	Barclays Bank plc	1/22/2018	(678)
USD	348,105	GBP	260,000	Barclays Bank plc	1/29/2018	(3,255)
USD	11,917	EUR	10,000	Barclays Bank plc	1/31/2018	(103)
USD	838,398	EUR	710,000	JPMorgan Chase Bank	1/31/2018	(15,000)
BRL	2,508,141	USD	755,531	JPMorgan Chase Bank**	2/2/2018	(2,199)
USD	1,607,401	BRL	5,376,597	Goldman Sachs & Co.**	2/2/2018	(7,483)
USD	857,704	JPY	97,100,000	JPMorgan Chase Bank	2/13/2018	(5,802)
ARS	3,720,000	USD	200,000	Bank of America**	2/14/2018	(4,929)
USD	226,617	EUR	190,000	Deutsche Bank AG	2/16/2018	(1,959)
USD	206,769	KRW	229,968,800	Deutsche Bank AG**	3/14/2018	(8,299)
USD	236,886	EUR	200,000	Bank of America	3/16/2018	(4,123)
USD	118,712	EUR	100,000	Credit Suisse	3/16/2018	(1,792)
USD	133,983	DKK	900,000	Bank of America	4/3/2018	(11,917)
USD	1,994	DKK	13,000	Deutsche Bank AG	4/3/2018	(113)
USD	566,988	DKK	3,505,000	JPMorgan Chase Bank	4/3/2018	(1,211)
USD	206,429	BRL	700,000	Bank of America**	7/3/2018	(470)
USD	686,517	BRL	2,400,000	Deutsche Bank AG**	7/3/2018	(22,850)
USD	58,420	BRL	200,000	JPMorgan Chase Bank**	7/3/2018	(694)

Total unrealized depreciation						(720,641)

Net unrealized depreciation						(627,500)

**	Non-deliverable forward.

See Notes to Financial Statements.

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EQ/PIMCO GLOBAL REAL RETURN PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

Written Call Options Contracts as of December 31, 2017 (Note 1):

Description	Counterparty	Number of Contracts	Notional Amount		Exercise Price		Expiration Date	Value ($)
3 Month Eurodollar	Exchange Traded	21	USD	(5,250,000)	USD	98.75	3/19/2018	(131)
Euro-Bund	Exchange Traded	5	EUR	(500,000)	EUR	165.50	2/23/2018	(420)
U.S. Treasury 10 Year Note	Exchange Traded	2	USD	(200,000)	USD	124.00	1/26/2018	(938)
U.S. Treasury 10 Year Note	Exchange Traded	2	USD	(200,000)	USD	124.50	2/23/2018	(938)
U.S. Treasury 10 Year Note	Exchange Traded	2	USD	(200,000)	USD	125.00	1/26/2018	(281)

								(2,708)

Written Put Options Contracts as of December 31, 2017 (Note 1):

Description	Counterparty	Number of Contracts	Notional Amount		Exercise Price		Expiration Date	Value ($)
Euro-Bund	Exchange Traded	5	EUR	(500,000)	EUR	161.50	2/23/2018	(5,519)
U.S. Treasury 10 Year Note	Exchange Traded	2	USD	(200,000)	USD	123.50	1/26/2018	(469)

								(5,988)

Total Written Options Contracts (Premiums Received ($10,533))								(8,696)

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2017:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Asset-Backed Securities	$—	$1,694,524	$—	$1,694,524
Collateralized Mortgage Obligations	—	1,110,365	—	1,110,365
Corporate Bonds
Consumer Discretionary	—	347,174	—	347,174
Consumer Staples	—	100,545	—	100,545
Energy	—	444,710	—	444,710
Financials	—	1,908,110	—	1,908,110
Health Care	—	702,714	—	702,714
Industrials	—	114,787	—	114,787
Information Technology	—	99,123	—	99,123
Telecommunication Services	—	201,514	—	201,514
Utilities	—	100,080	—	100,080
Foreign Government Securities	—	46,606,933	—	46,606,933
Forward Currency Contracts	—	93,141	—	93,141
Futures	98,934	—	—	98,934
Mortgage-Backed Securities	—	998,867	—	998,867
Options Purchased
Put Options Purchased	2,756	—	—	2,756

See Notes to Financial Statements.

1208

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EQ/PIMCO GLOBAL REAL RETURN PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Short-Term Investments
Banker’s Acceptance	$—	$158,991	$—	$158,991
Certificates of Deposit	—	600,095	—	600,095
Foreign Government Treasury Bills	—	5,706,535	—	5,706,535
U.S. Treasury Obligations	—	44,409,303	—	44,409,303

Total Assets	$101,690	$105,397,511	$—	$105,499,201

Liabilities:
Forward Currency Contracts	$—	$(720,641)	$—	$(720,641)
Futures	(44,707)	—	—	(44,707)
Options Written
Call Options Written	(2,708)	—	—	(2,708)
Put Options Written	(5,988)	—	—	(5,988)

Total Liabilities	$(53,403)	$(720,641)	$—	$(774,044)

Total	$48,287	$104,676,870	$—	$104,725,157

There were no transfers between Levels 1, 2 and 3 during the year ended December 31, 2017.

Fair Values of Derivative Instruments as of December 31, 2017:

	Statement of Assets and Liabilities
Derivatives Not Accounted for as Hedging Instrument^	Asset Derivatives	Fair Value
Interest rate contracts	Receivables, Net assets – Unrealized appreciation	$101,690	*
Foreign exchange contracts	Receivables	93,141

Total		$194,831

	Liability Derivatives	Fair Value
Interest rate contracts	Payables, Net assets – Unrealized depreciation	$(53,403	)*
Foreign exchange contracts	Payables	(720,641)

Total		$(774,044)

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Portfolio of Investments. Only variation margin is reported within the Statement of Assets & Liabilities.

The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2017:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instrument^	Options	Futures	Forward Foreign Currency Contracts	Total
Interest rate contracts	$98,700	$(221,198)	$—	$(122,498)
Foreign exchange contracts	—	—	(2,471,092)	(2,471,092)

Total	$98,700	$(221,198)	$(2,471,092)	$(2,593,590)

See Notes to Financial Statements.

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PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

Amount of Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instrument^	Options	Futures	Forward Foreign Currency Contracts	Total
Interest rate contracts	$2,346	$2,928	$—	$5,274
Foreign exchange contracts	—	—	(1,083,911)	(1,083,911)

Total	$2,346	$2,928	$(1,083,911)	$(1,078,637)

^ This Portfolio held forward foreign currency contracts, futures and options contracts as a substitute for investing in conventional securities, hedging and in an attempt to enhance returns.

The Portfolio held forward foreign currency contracts with an average settlement value of approximately $88,415,000 and option contracts and futures contracts with an average notional balance of approximately $14,000 and $33,939,000 respectively during the year ended December 31, 2017.

The following table presents the Portfolio’s gross derivative assets and liabilities by counterparty net of amounts available for offset under netting arrangements and any related collateral received or pledged by the Portfolio as of December 31, 2017:

Counterparty	Gross Amount of Derivative Assets Presented in the Statement of Assets and Liabilities (a)	Derivatives Available for Offset	Collateral Received	Net Amount Due from Counterparty
Bank of America	$52,064	$(52,064)	$—	$—
Barclays Bank plc	2,868	(2,868)	—	—
Deutsche Bank AG	18,501	(18,501)	—	—
Goldman Sachs & Co.	7,841	(7,841)	—	—
JPMorgan Chase Bank	11,867	(11,867)	—	—

Total	$93,141	$(93,141)	$—	$—

Counterparty	Gross Amount of Derivative Liabilities Presented in the Statement of Assets and Liabilities (a)	Derivatives Available for Offset	Collateral Pledged*	Net Amount Due to Counterparty
Bank of America	$374,085	$(52,064)	$—	$322,021
Barclays Bank plc	7,950	(2,868)	—	5,082
Credit Suisse	6,899	—	—	6,899
Deutsche Bank AG	174,448	(18,501)	(155,947)	—
Goldman Sachs & Co.	92,899	(7,841)	—	85,058
JPMorgan Chase Bank	64,360	(11,867)	—	52,493

Total	$720,641	$(93,141)	$(155,947)	$471,553

*	The table above does not include the additional collateral pledged to the counterparty. Total additional collateral pledged was $164,095.
(a)	For financial reporting purposes the Portfolio does not offset derivative assets and derivative liabilities subject to master netting arrangements in the Statement of Assets and Liabilities.

See Notes to Financial Statements.

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PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

Sale-Buyback Transactions:

Counterparty	Borrowing Rate	Borrowing Date	Maturity Date	Amount Borrowed (1)	Payable for Sale-Buyback Transactions (2)
Barclays Capital, Inc.	1.95%	12/22/2017	1/2/2018	$(595,744)	$(595,739)
Barclays Capital, Inc.	1.95	12/22/2017	1/2/2018	(3,908,262)	(3,909,650)
BNP Paribas SA	(0.35)	10/18/2017	1/18/2018	(400,926)	(400,477)
BNP Paribas SA	1.43	11/8/2017	2/9/2018	(205,539)	(206,224)
BNP Paribas SA	1.61	12/7/2017	1/18/2018	(6,656,751)	(6,653,487)
BNP Paribas SA	1.61	12/7/2017	1/18/2018	(694,969)	(694,586)
BNP Paribas SA	1.61	12/7/2017	1/18/2018	(3,726,315)	(3,732,775)
BNP Paribas SA	1.61	12/7/2017	1/18/2018	(3,076,750)	(3,075,815)
BNP Paribas SA	1.61	12/7/2017	1/18/2018	(304,875)	(304,579)
BNP Paribas SA	1.78	12/27/2017	1/12/2018	(751,624)	(751,995)

					$(20,325,327)

(1)	The average amount of borrowings while outstanding for 365 days during the year ended December 31, 2017, was approximately $26,805,000 at a weighted average interest rate of 0.91%.
(2)	Payable for sale-buyback transactions includes $3,572 of deferred price drop on sale-buyback transactions.

The following is a summary by counterparty of Borrowings and Other Financial Transactions and collateral (received)/pledged as of December 31, 2017:

Counterparty	Payable for Sale-Buyback Transactions	Collateral (Received)/ Pledged	Net Exposure (3)
Barclays Capital, Inc.	$(4,505,389)	$4,527,167	$21,778
BNP Paribas SA	(15,819,938)	15,876,596	56,658

	$(20,325,327)	$20,403,763	$78,436

(3)	Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default.

	December 31, 2017
	Remaining Contractual Maturity of the Agreements
	Overnight and Continuous	Up to 30 Days	30 - 90 Days	Greater than 90 Days	Total
Sale-Buyback
U.S. Treasury Bonds	$—	$6,653,487	$—	$—	$6,653,487
U.S. Treasury Notes	—	13,065,139	206,224	—	13,271,363
Foreign Governments	—	400,477	—	—	400,477

Total Borrowings	$—	$20,119,103	$206,224	$—	$20,325,327

Gross amount of recognized liabilities for sale-buybacks					$20,325,327

Investment security transactions for the year ended December 31, 2017 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$85,306,539
Long-term U.S. government securities	41,875,833

$127,182,372

Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$91,459,374
Long-term U.S. government debt securities	35,642,556

$127,101,930

See Notes to Financial Statements.

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PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

As of December 31, 2017, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments in securities and derivative instruments, if applicable, for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$7,739,459
Aggregate gross unrealized depreciation	(1,197,115)

Net unrealized appreciation	$6,542,344

Federal income tax cost of investments in securities and derivative instruments, if applicable	$98,182,813

See Notes to Financial Statements.

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STATEMENT OF ASSETS AND LIABILITIES

December 31, 2017

ASSETS
Investments in Securities, at value (Cost $98,223,933)	$105,307,126
Cash	871,137
Foreign cash (Cost $245,618)	244,398
Cash held as collateral at broker	175,956
Receivable for securities sold	5,830,550
Receivable for forward commitments	995,781
Dividends, interest and other receivables	273,875
Receivable from Separate Accounts for Portfolio shares sold	150,827
Unrealized appreciation on forward foreign currency contracts	93,141
Due from broker for futures variation margin	90,525
Other assets	354

Total assets	114,033,670

LIABILITIES
Payable for sale-buyback financing transactions	20,325,327
Payable for securities purchased	5,916,052
Payable for forward commitments	1,989,668
Unrealized depreciation on forward foreign currency contracts	720,641
Distribution fees payable – Class IB	11,824
Options written, at value (Premiums received $10,533)	8,696
Payable to Separate Accounts for Portfolio shares redeemed	8,438
Administrative fees payable	6,992
Investment management fees payable	1,281
Trustees’ fees payable	661
Accrued expenses	119,373

Total liabilities	29,108,953

NET ASSETS	$84,924,717

Net assets were comprised of:
Paid in capital	$83,790,696
Accumulated undistributed net investment income (loss)	(2,469,200)
Accumulated undistributed net realized gain (loss)	(2,903,536)
Net unrealized appreciation (depreciation)	6,506,757

Net assets	$84,924,717

Class IB
Net asset value, offering and redemption price per share, $56,356,787 / 5,726,300 shares outstanding (unlimited amount authorized: $0.01 par value)	$9.84

Class K
Net asset value, offering and redemption price per share, $28,567,930 / 2,889,623 shares outstanding (unlimited amount authorized: $0.01 par value)	$9.89

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2017

INVESTMENT INCOME
Interest	$1,945,203
Dividends	4,388
Securities lending (net)	89

Total income	1,949,680

EXPENSES
Investment management fees	468,320
Interest expense	225,809
Professional fees	132,072
Distribution fees – Class IB	122,743
Administrative fees	76,616
Custodian fees	64,001
Printing and mailing expenses	7,762
Trustees’ fees	1,804
Miscellaneous	11,546

Gross expenses	1,110,673
Less: Waiver from investment manager	(176,552)

Net expenses	934,121

NET INVESTMENT INCOME (LOSS)	1,015,559

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Investments in securities	861,375
Futures contracts	(221,198)
Forward foreign currency contracts	(2,471,092)
Foreign currency transactions	(1,095,105)
Options written	107,856

Net realized gain (loss)	(2,818,164)

Change in unrealized appreciation (depreciation) on:
Investments in securities	5,245,439
Futures contracts	2,928
Forward foreign currency contracts	(1,083,911)
Foreign currency translations	11,433
Options written	666

Net change in unrealized appreciation (depreciation)	4,176,555

NET REALIZED AND UNREALIZED GAIN (LOSS)	1,358,391

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$2,373,950

See Notes to Financial Statements.

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STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2017	2016
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$1,015,559	$630,477
Net realized gain (loss)	(2,818,164)	1,824,320
Net change in unrealized appreciation (depreciation)	4,176,555	3,363,545

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	2,373,950	5,818,342

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income
Class IB	(552,367)	(1,848,682)
Class K	(287,701)	(1,571,382)

	(840,068)	(3,420,064)

Distributions from net realized capital gains
Class IB	—	(71,834)
Class K	—	(65,048)

	—	(136,882)

Return of capital
Class IB	(135,431)	—
Class K	(70,540)	—

	(205,971)	—

TOTAL DIVIDENDS AND DISTRIBUTIONS	(1,046,039)	(3,556,946)

CAPITAL SHARES TRANSACTIONS:
Class IB
Capital shares sold [ 2,237,247 and 1,895,487 shares, respectively ]	21,813,761	18,732,041
Capital shares issued in connection with merger (Note 8) [ 511,385 and 0 shares, respectively ]	5,040,464	—
Capital shares issued in reinvestment of dividends and distributions [ 69,690 and 202,594 shares, respectively ]	687,798	1,920,516
Capital shares repurchased [ (1,089,407) and (845,785) shares, respectively ]	(10,671,744)	(8,317,780)

Total Class IB transactions	16,870,279	12,334,777

Class K
Capital shares sold [ 487,493 and 531,701 shares, respectively ]	4,777,042	5,210,076
Capital shares issued in reinvestment of dividends and distributions [ 36,163 and 172,238 shares, respectively ]	358,241	1,636,430
Capital shares repurchased [ (863,225) and (501,994) shares, respectively ]	(8,480,246)	(4,888,478)

Total Class K transactions	(3,344,963)	1,958,028

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	13,525,316	14,292,805

TOTAL INCREASE (DECREASE) IN NET ASSETS	14,853,227	16,554,201
NET ASSETS:
Beginning of year	70,071,490	53,517,289

End of year (a)	$84,924,717	$70,071,490

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$(2,469,200)	$446,216

See Notes to Financial Statements.

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STATEMENT OF CASH FLOWS

For the Year Ended December 31, 2017

INCREASE (DECREASE) IN CASH
Cash flows provided (used) by operating activities:
Net increase/(decrease) in net assets from operations	$2,373,950
Adjustments to reconcile net increase/decrease in net assets from operations to net cash provided (used) by operating activities:
Purchase of investment securities	(127,182,372)
Proceeds from disposition of investment securities	127,101,930
Proceeds/(Purchases) of short-term investments, net	5,692,929
Increase in premiums received on written options	8,846
Change in unrealized (appreciation)/depreciation on investments	(5,245,439)
Change in unrealized (appreciation)/depreciation on written options	(666)
Net realized (gain)/ loss on investments	(861,375)
Net amortization (accretion) of income	(959,118)
Increase in payable for securities purchased	5,221,705
Decrease in unrealized appreciation on forward foreign currency contracts	1,102,677
Increase in accrued expenses	54,480
Increase in distribution fees payable – Class IB	3,896
Increase in administrative fees payable	1,319
Increase in trustees’ fees payable	590
Increase in other assets	(157)
Decrease in investment management fees payable	(10,668)
Increase in receivable for forward commitments	(16,562)
Decrease in unrealized depreciation on forward foreign currency contracts	(18,766)
Increase in due from broker for futures variation margin	(22,752)
Increase in cash held as collateral at broker	(34,153)
Increase in dividends, interest and other receivables	(74,870)
Decrease in payable for return of cash collateral on forward currency contracts	(910,000)
Decrease in payable for forward commitments	(2,068,301)
Increase in receivable for securities sold	(4,168,971)

Net cash provided (used) by operating activities	(11,848)

Cash flows provided (used) by investing activities:
Cash acquired in a merger	197,461

Cash flows provided (used) by financing activities:
Proceeds from shares issued	26,543,251
Payment for shares redeemed	(19,154,516)
Proceeds from sale-buyback transactions	642,263,834
Payments on sale-buyback transactions	(642,303,241)
Decrease in payable for sale-buyback financing transactions	(6,515,391)

Net cash provided (used) by financing activities	833,937

Net increase in cash	1,019,550

Cash:
Beginning of period (including foreign currency of $29,787)	95,985

End of period (including foreign currency of $244,398)	$1,115,535

Supplemental disclosure of cash flow information:

For the year ended December 31, 2017, the Portfolio paid $225,809 in interest expense and had reinvestments of dividends and distributions in the amount of $1,046,039.

Noncash investing activities not included herein consist of the issuance of shares of the Portfolio in exchange for the net assets of $5,040,464 of CharterSM Real Assets Portfolio, exclusive of cash aquired as disclosed above, in conjunction with the merger as further described in Note 8.

See Notes to Financial Statements.

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FINANCIAL HIGHLIGHTS

	Year Ended December 31,							February 8, 2013* to December 31, 2013
Class IB	2017		2016		2015		2014
Net asset value, beginning of period	$9.69		$9.26		$9.67		$9.40	$10.00

Income (loss) from investment operations:
Net investment income (loss) (e)	0.12		0.09		0.04		0.06	—	#
Net realized and unrealized gain (loss)	0.16		0.85		(0.27)		0.68	(0.59)

Total from investment operations	0.28		0.94		(0.23)		0.74	(0.59)

Less distributions:
Dividends from net investment income	(0.10)		(0.49)		(0.13)		(0.47)	(0.01)
Distributions from net realized gains	—		(0.02)		(0.05)		—	—
Return of capital	(0.03)		—		—		—	—

Total dividends and distributions	(0.13)		(0.51)		(0.18)		(0.47)	(0.01)

Net asset value, end of period	$9.84		$9.69		$9.26		$9.67	$9.40

Total return (b)	2.86%		10.35%		(2.36)%		7.86%	(5.90)%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$56,357		$38,725		$25,420		$13,949	$3,804
Ratio of expenses to average net assets:
After waivers and reimbursements (a)(f)	1.29	%******	1.31	%****	1.12	%***	1.05%**	1.00%
Before waivers and reimbursements (a)(f)	1.52	%******	1.49	%****	1.36	%***	1.46%**	1.95%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (a)(f)	1.21%		0.92%		0.42%		0.65%	—	%(l)‡‡
Before waivers and reimbursements (a)(f)	0.98%		0.74%		0.18%		0.24%	(0.97	)%(l)
Portfolio turnover rate (z)^	127%		108%		66%		92%	555%

	Year Ended December 31,							February 8, 2013* to December 31, 2013
Class K	2017		2016		2015		2014
Net asset value, beginning of period	$9.71		$9.28		$9.67		$9.40	$10.00

Income (loss) from investment operations:
Net investment income (loss) (e)	0.14		0.12		0.05		0.10	0.05
Net realized and unrealized gain (loss)	0.17		0.85		(0.26)		0.66	(0.62)

Total from investment operations	0.31		0.97		(0.21)		0.76	(0.57)

Less distributions:
Dividends from net investment income	(0.10)		(0.52)		(0.13)		(0.49)	(0.03)
Distributions from net realized gains	—		(0.02)		(0.05)		—	—
Return of capital	(0.03)		—		—		—	—

Total dividends and distributions	(0.13)		(0.54)		(0.18)		(0.49)	(0.03)

Net asset value, end of period	$9.89		$9.71		$9.28		$9.67	$9.40

Total return (b)	3.16%		10.63%		(2.15)%		8.14%	(5.69)%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$28,568		$31,346		$28,098		$19,350	$15,546
Ratio of expenses to average net assets:
After waivers and reimbursements (a)(f)	1.04	%******	1.05	%*****	0.87	%***	0.80%**	0.75%
Before waivers and reimbursements (a)(f)	1.26	%******	1.22	%*****	1.11	%***	1.18%**	1.70%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (a)(f)	1.45%		1.17%		0.48%		1.00%	0.59	%(l)
Before waivers and reimbursements (a)(f)	1.23%		0.99%		0.23%		0.62%	(0.37	)%(l)
Portfolio turnover rate (z)^	127%		108%		66%		92%	555%

See Notes to Financial Statements.

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FINANCIAL HIGHLIGHTS (Continued)

*	Commencement of Operations.
**	Includes Interest Expense of 0.05%.
***	Includes Interest Expense of 0.12%.
****	Includes Interest Expense of 0.31%.
*****	Includes Interest Expense of 0.30%.
******	Includes Interest Expense of 0.29%.
‡‡	Amount is less than 0.005%.
#	Per share amount is less than $0.005.
^	Portfolio turnover rate excludes derivatives, if any.
(a)	Ratios for periods less than one year are annualized. Certain non-recurring expenses incurred by the Portfolio are not annualized for periods less than one year.
(b)	Total returns for periods less than one year are not annualized.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.
(l)	The annualized ratio of net investment income to average net assets may not be indicative of operating results for a full year.
(z)	Portfolio turnover rate for periods less than one year is not annualized.

See Notes to Financial Statements.

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EQ/PIMCO ULTRA SHORT BOND PORTFOLIO (Unaudited)

INVESTMENT MANAGER

➢	AXA Equitable Funds Management Group, LLC

INVESTMENT SUB-ADVISER

➢	Pacific Investment Management Company LLC (“PIMCO”)

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/17
	1 Year	5 Years	10 Years/ Since Incept.
Portfolio – Class IA Shares	1.90%	0.70%	1.03%
Portfolio – Class IB Shares	1.90	0.70	0.93
Portfolio – Class K Shares*	2.15	0.96	1.02
ICE BofAML 3-Month U.S. Treasury Bill Index	0.86	0.27	0.39
* Date of inception 8/26/11. Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned 1.90% for the year ended December 31, 2017. This compares to the Portfolio’s benchmark, the ICE BofAML 3-Month U.S. Treasury Bill Index, which returned 0.86% over the same period.

Portfolio Highlights

What helped performance during the year:

•	Exposure to investment grade credit, specifically financials and industrials, contributed to Portfolio performance.

•

Holdings of high quality securitized debt, such as commercial mortgage-backed securities (CMBS), asset-backed securities (ABS) and non-Agency mortgage-backed securities (MBS), benefited performance during the period.

•	U.S. interest rate strategies (which were partially facilitated through the use of futures and options), including duration and yield curve positioning, were positive for the Portfolio.

•	Exposure to Treasury Inflation-Protected Securities (TIPS) added value during the period.

What hurt performance during the year:

•	There were no significant detractors from performance over the period

Portfolio Positioning and Outlook — Pacific Investment Management Company, LLC

We expect world gross domestic product (GDP) growth to remain above-trend at 3.0% - 3.5% in 2018, in a “Goldilocks” environment of synchronized global growth and low but gently rising inflation. Easier financial conditions, reflecting buoyant risk assets and low interest rates, and fiscal stimulus in several advanced economies imply near-term tailwinds. However, we see risks ahead: U.S. fiscal stimulus late in the cycle leaves less room for stimulus in the next recession; inflation may well overshoot expectations in 2018 due to fiscal stimulus, rises in commodity prices and easy financial conditions and the reduction of accommodative monetary policy by global central banks could pressure economies and asset markets, which have become accustomed to low interest rates.

In the U.S., we look for above-consensus growth of 2.25% - 2.75% in 2018. Tax cuts and higher federal spending — due to hurricane-related disaster relief and a likely rise in discretionary spending limits under an expected government funding compromise — may boost growth. With unemployment likely to drop below 4%, we expect some upward pressure on wages and consumer prices, and core inflation to rise above 2% over the course of 2018. Under new leadership, the Federal Reserve is expected to continue tightening gradually; our baseline forecast calls for three rate hikes this year.

For the eurozone, we expect growth will be in a range of 2.0% - 2.5% this year, significantly above trend. The expansion is now broad-based across the region, with growth momentum strong and financial conditions favorable. In the UK, we expect above-consensus growth in the range of 1.25% - 1.75% in 2018. Our base case is that a deal for a transitional arrangement will be struck in the first half of this year, smoothing the UK’s separation from the European Union, and that growth will reaccelerate in the second half as business confidence and investment pick up.

In Asia, Japan’s GDP growth is expected to remain firm at 1.0% - 1.5% in 2018, with risks tilted to the upside. Fiscal policy should remain supportive ahead of the planned value-added tax hike in 2019. We expect the Bank of Japan to aim to slow its balance sheet expansion and/or tweak its yield curve control policy so that the yield curve steepens this year. In China, we expect a controlled deceleration in growth to 5.75% - 6.75% this year. The authorities’ focus is likely to be on controlling financial excesses, particularly in the shadow banking system, and on some fiscal consolidation, chiefly by local governments.

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In the emerging markets (EM) of Brazil, Russia, India and Mexico, we expect growth to collectively rise to 4% in 2018, slightly above consensus, with modest upside risk from recoveries in Brazil and Russia. Emerging markets are catching up to the recovery in developed markets, with improving fundamentals and greater differentiation among countries.

Portfolio Characteristics As of December 31, 2017
Weighted Average Life (Years)	0.05
Weighted Average Coupon (%)	2.10
Weighted Average Modified Duration (Years)*	0.25
Weighted Average Rating**	A

*  Modified duration is a measure of the price sensitivity of the Portfolio to interest rate movements, taking into account specific features of the securities in which it invests.

** Weighted Average Rating has been provided by the Investment Sub-Adviser. A credit rating is an assessment provided by a nationally recognized statistical rating organization (NRSRO) of the creditworthiness of an issuer with respect to debt obligations, including specific securities, money market instruments or other debts. Ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest); ratings are subject to change without notice.

Sector Weightings as of December 31, 2017	% of Net Assets
Financials	20.8%
Asset Backed Securities	13.3
Collateralized Mortgage Obligations	10.2
U.S. Treasury Obligations	6.7
Consumer Discretionary	6.2
Commercial Mortgage-Backed Securities	4.9
Industrials	3.7
Energy	3.6
Information Technology	3.2
Municipal Bonds	3.0
Utilities	2.6
Real Estate	2.1
Consumer Staples	2.0
U.S. Government Agency Securities	2.0
Telecommunication Services	1.8
Health Care	1.4
Materials	1.2
Mortgage-Backed Securities	0.1
Repurchase Agreements	0.0 #
Cash and Other	11.2

100.0%

# Less than 0.05%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees (in the case of Class IA and Class IB shares of the Portfolio), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2017 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

1219

EQ/PIMCO ULTRA SHORT BOND PORTFOLIO (Unaudited)

EXAMPLE

	Beginning Account Value 7/1/17	Ending Account Value 12/31/17	Expenses Paid During Period* 7/1/17 - 12/31/17
Class IA
Actual	$1,000.00	$1,008.77	$4.36
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.87	4.38
Class IB
Actual	1,000.00	1,008.75	4.35
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.87	4.38
Class K
Actual	1,000.00	1,010.27	3.09
Hypothetical (5% average annual return before expenses)	1,000.00	1,022.13	3.11

*  Expenses are equal to the Portfolio’s Class IA, Class IB and Class K shares annualized expense ratios of 0.86%, 0.86% and 0.61%, respectively, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

1220

EQ ADVISORS TRUST

EQ/PIMCO ULTRA SHORT BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2017

	Principal Amount	Value (Note 1)

LONG-TERM DEBT SECURITIES:
Asset-Backed Securities (13.3%)
Ally Auto Receivables Trust,
Series 2017-3 A2 1.530%, 3/16/20	$2,500,000	$2,496,138
American Airlines Pass-Through Trust,
Series 2017-1B B 4.950%, 2/15/25	4,000,000	4,175,200
Arkansas Student Loan Authority,
Series 2010-1 A 2.377%, 11/25/43 (l)	1,093,029	1,093,244
Avant Loans Funding Trust,
Series 2017-A A 2.410%, 3/15/21§	425,636	425,435
BA Credit Card Trust,
Series 2015-A1 A 1.807%, 6/15/20 (l)	33,000,000	33,003,092
Chase Issuance Trust,
Series 2016-A1 A 1.887%, 5/17/21 (l)	3,000,000	3,011,451
Citibank Credit Card Issuance Trust,
Series 2017-A5 A5 2.155%, 4/22/26 (l)	3,000,000	3,034,158
Citigroup Mortgage Loan Trust,
Series 2007-AMC2 A3A 1.632%, 1/25/37 (l)	52,286	36,635
Colony Starwood Homes Trust,
Series 2016-1A A 2.960%, 7/17/33 (l)§	3,946,057	3,972,863
CSMC Trust,
Series 2017-1 4.500%, 3/25/21 (l)	2,504,271	2,519,517
Discover Card Execution Note Trust,
Series 2017-A1 A1 1.967%, 7/15/24 (l)	6,500,000	6,549,720
Drug Royalty II LP 2,
Series 2014-1 A1 4.154%, 7/15/23 (b)(l)§	694,748	700,716
Edsouth Indenture No. 3 LLC,
Series 2012-2 A 2.282%, 4/25/39 (l)§	1,104,557	1,103,921
Federal Express Corp. Pass-Through Trust,
Series 1998 6.720%, 1/15/22	3,177,560	3,401,046
GSAA Trust,
Series 2007-6 A4 1.852%, 5/25/47 (l)	204,608	175,315
Hyundai Auto Lease Securitization Trust,
Series 2017-C A2A 1.890%, 3/16/20§	5,000,000	4,988,780
Invitation Homes Trust,
Series 2015-SFR3 A 2.760%, 8/17/32 (l)§	4,274,072	4,285,063
Massachusetts Educational Financing Authority,
Series 2008-1 A1 2.317%, 4/25/38 (l)	207,322	208,889

Navient Private Education Loan Trust,
Series 2014-CTA A 2.177%, 9/16/24 (l)§	1,587,797	1,591,878
Series 2015-AA A2A 2.650%, 12/15/28§	885,007	883,853
Series 2017-A A1 1.877%, 12/16/58 (l)§	4,307,538	4,313,671
Navient Student Loan Trust,
Series 2016-7A A 2.702%, 3/25/66 (l)§	2,650,855	2,712,406
Series 2017-5A A 2.352%, 7/26/66 (l)§	4,855,157	4,871,889
NCUA Guaranteed Notes Trust,
Series 2010-A1 A 1.757%, 12/7/20 (l)	601,369	601,781
Nelnet Student Loan Trust,
Series 2005-3 A5 1.443%, 12/24/35 (l)	4,708,149	4,653,422
Series 2013-5A A 2.182%, 1/25/37 (l)§	2,022,697	2,012,682
Series 2016-1A A 2.127%, 9/25/65 (l)§	10,680,173	10,822,918
Northstar Education Finance, Inc.,
Series 2012-1 A 2.252%, 12/26/31 (l)§	1,454,371	1,455,258
Northwest Airlines Pass-Through Trust,
Series 2002-1 G-2 6.264%, 11/20/21	304,947	324,402
OneMain Financial Issuance Trust,
Series 2015-2A A 2.570%, 7/18/25§	4,009,124	4,006,100
Panhandle-Plains Higher Education Authority, Inc.,
Series 2010-2 A1 2.465%, 10/1/35 (l)	662,304	666,747
PHEAA Student Loan Trust,
Series 2016-2A A 2.502%, 11/25/65 (l)§	3,883,286	3,890,233
SBA Small Business Investment Cos.,
Series 2008-P10A 1 5.902%, 2/10/18	22,220	22,274
SBA Tower Trust, 2.240%, 4/10/18 (b)§	1,000,000	1,000,124
3.598%, 4/10/18 (b)§	1,300,000	1,299,395
2.898%, 10/8/19 (b)§	2,600,000	2,606,247
SLC Student Loan Trust,
Series 2005-1 A3 1.516%, 2/15/25 (l)	6,085,754	6,080,294
Series 2005-2 A3 1.698%, 3/15/27 (l)	1,694,574	1,693,166
Series 2005-3 A3 1.708%, 6/15/29 (l)	3,741,599	3,711,665
Series 2006-2 A5 1.688%, 9/15/26 (l)	8,530,782	8,511,204
SLM Student Loan Trust,
Series 2005-3 A5 1.457%, 10/25/24 (l)	4,918,028	4,913,271
Series 2005-7 A4 1.517%, 10/25/29 (l)	3,209,275	3,189,184

See Notes to Financial Statements.

1221

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EQ/PIMCO ULTRA SHORT BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

	Principal Amount	Value (Note 1)

Series 2005-8 A4 1.917%, 1/25/28 (l)	$3,531,704	$3,534,794
Series 2008-9 A 2.867%, 4/25/23 (l)	4,968,245	5,082,782
Series 2010-1 A 1.925%, 3/25/25 (l)	3,682,209	3,642,621
Series 2013-3 A2 1.852%, 5/26/20 (l)	160,232	160,249
SMB Private Education Loan Trust,
Series 2015-A A2B 2.477%, 6/15/27 (l)§	10,558,044	10,650,105
Series 2016-C A2A 2.340%, 9/15/34§	7,000,000	6,841,552
SoFi Professional Loan Program LLC,
Series 2015-D A2 2.720%, 10/27/36§	387,274	386,530
Series 2016-E A1 2.402%, 7/25/39 (l)§	637,111	642,982
United States Small Business Administration,
Series 2003-20I 1 5.130%, 9/1/23	1,637	1,714
Series 2004-20C 1 4.340%, 3/1/24	19,112	19,631
Series 2005-20B 1 4.625%, 2/1/25	22,755	23,616
Series 2008-20G 1 5.870%, 7/1/28	1,930,319	2,098,704
Series 2008-20H 1 6.020%, 8/1/28	1,751,622	1,908,039

Total Asset-Backed Securities		186,008,566

Collateralized Mortgage Obligations (10.2%)
Alternative Loan Trust,
Series 2005-61 2A1 1.832%, 12/25/35 (l)	9,223	8,768
Series 2005-62 2A1 2.063%, 12/25/35 (l)	60,053	55,753
Series 2006-OA22 A1 1.712%, 2/25/47 (l)	259,774	249,192
Series 2007-OA7 A1A 1.732%, 5/25/47 (l)	56,943	55,288
American Home Mortgage Assets Trust,
Series 2006-1 2A1 1.742%, 5/25/46 (l)	3,399,556	2,872,196
BCAP LLC Trust,
Series 2006-AA2 A1 1.722%, 1/25/37 (l)	326,786	308,065
Bear Stearns ALT-A Trust,
Series 2005-4 1A1 1.992%, 4/25/35 (l)	595,023	593,053
Series 2005-7 22A1 3.548%, 9/25/35 (l)	777,388	689,174
Bear Stearns ARM Trust,
Series 2002-11 1A2 3.592%, 2/25/33 (l)	3,346	3,172

Series 2003-3 3A2 3.256%, 5/25/33 (l)	20,834	21,034
Series 2003-8 2A1 3.796%, 1/25/34 (l)	1,921	1,958
Series 2003-8 4A1 3.767%, 1/25/34 (l)	8,523	8,592
Series 2004-10 15A1 3.640%, 1/25/35 (l)	36,412	37,301
Series 2004-10 21A1 3.774%, 1/25/35 (l)	636,690	641,520
Series 2005-2 A1 3.260%, 3/25/35 (l)	23,532	23,781
Series 2005-2 A2 3.636%, 3/25/35 (l)	6,552	6,616
Series 2005-5 A1 3.280%, 8/25/35 (l)	43,220	44,011
Series 2005-5 A2 3.580%, 8/25/35 (l)	142,701	142,137
Series 2007-3 1A1 3.678%, 5/25/47 (l)	2,036,964	1,950,155
CHL Mortgage Pass-Through Trust,
Series 2002-30 M 3.663%, 10/19/32 (l)	1,978	1,891
Series 2003-HYB3 7A1 3.702%, 11/19/33 (l)	6,718	6,779
Series 2004-12 11A1 3.457%, 8/25/34 (l)	120,201	113,418
Series 2005-25 A11 5.500%, 11/25/35	178,483	161,349
Series 2005-3 1A2 2.132%, 4/25/35 (l)	105,676	100,022
Citigroup Mortgage Loan Trust,
Series 2005-11 A1A 3.430%, 5/25/35 (l)	8,677	8,711
Series 2005-11 A2A 3.630%, 10/25/35 (l)	147,970	149,311
Series 2005-12 2A1 2.128%, 8/25/35 (l)§	361,837	317,318
Citigroup Mortgage Loan Trust, Inc.,
Series 2005-6 A1 3.410%, 9/25/35 (l)	10,911	11,034
Series 2005-6 A2 3.180%, 9/25/35 (l)	47,984	48,452
Credit Suisse First Boston Mortgage Securities Corp.,
Series 2002-P1A A 1.831%, 3/25/32 (l)§	570	537
Deutsche Alt-A Securities, Inc. Mortgage Loan Trust,
Series 2003-3 3A1 5.000%, 10/25/18	45,695	45,794
Series 2005-AR2 7A1 3.260%, 10/25/35 (l)	43,979	37,923
Deutsche Alt-B Securities Mortgage Loan Trust,
Series 2006-AB4 A1B1 1.652%, 10/25/36 (l)	1,132	862
FHLMC,
Series 2142 Z 6.500%, 4/15/29	4,754	5,277

See Notes to Financial Statements.

1222

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EQ/PIMCO ULTRA SHORT BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

	Principal Amount	Value (Note 1)

Series 2411 FJ 1.827%, 12/15/29 (l)	$887	$888
Series 3017 CF 1.777%, 8/15/25 (l)	605,932	604,732
Series 3222 FN 1.877%, 9/15/36 (l)	22,210	22,197
Series 3241 FM 1.857%, 11/15/36 (l)	12,129	12,156
Series 3245 NF 1.957%, 11/15/36 (l)	463,023	465,092
Series 3335 AF 1.627%, 10/15/20 (l)	42,107	42,094
Series 343 F4 1.587%, 10/15/37 (l)	3,188,027	3,185,631
Series 3807 FM 1.977%, 2/15/41 (l)	523,180	524,152
Series 3850 FC 1.897%, 4/15/41 (l)	360,679	360,552
Series 3898 TF 1.977%, 7/15/39 (l)	63,426	64,065
Series 3927 FH 1.927%, 9/15/41 (l)	673,454	676,125
Series 4283 JF 1.877%, 12/15/43 (l)	4,317,292	4,329,602
Series 4367 GF 1.711%, 3/15/37 (l)	6,334,337	6,292,451
Series 4615 AF 1.711%, 10/15/38 (l)	2,187,868	2,186,980
Series 4678 AF 1.642%, 12/15/42 (l)	10,577,641	10,556,231
Series T-57 1A1 6.500%, 7/25/43	3,806	4,389
Series T-62 1A1 2.332%, 10/25/44 (l)	315,665	320,260
Series T-63 1A1 2.332%, 2/25/45 (l)	407,792	411,177
First Horizon Alternative Mortgage Securities Trust,
Series 2004-AA1 A1 3.327%, 6/25/34 (l)	50,412	50,001
First Horizon Mortgage Pass-Through Trust,
Series 2005-AR3 2A1 3.276%, 8/25/35 (l)	72,746	62,999
FNMA,
Series 2003-W8 3F2 1.902%, 5/25/42 (l)	18,774	18,877
Series 2005-38 F 1.852%, 5/25/35 (l)	37,812	37,759
Series 2006-118 A2 1.612%, 12/25/36 (l)	175,074	173,174
Series 2006-5 3A2 3.347%, 5/25/35 (l)	92,310	97,150
Series 2007-109 GF 2.232%, 12/25/37 (l)	1,041,135	1,054,894
Series 2010-74 AF 2.092%, 7/25/37 (l)	377,772	380,768
Series 2011-86 KF 2.102%, 9/25/41 (l)	1,490,148	1,504,872
Series 2011-86 NF 2.102%, 9/25/41 (l)	873,321	880,129

Series 2012-65 FA 2.002%, 6/25/42 (l)	478,412	480,157
Series 2014-84 BF 1.592%, 12/25/44 (l)	4,819,451	4,820,189
Series 2015-64 KF 1.711%, 9/25/45 (l)	8,638,413	8,646,250
Series 2016-11 AF 1.742%, 3/25/46 (l)	7,827,451	7,830,420
Series 2016-40 PF 1.692%, 7/25/46 (l)	6,128,980	6,106,023
Series 2016-84 DF 1.662%, 11/25/46 (l)	2,101,270	2,104,321
Series 2016-97 CF 1.662%, 12/25/56 (l)	4,061,839	4,063,578
GNMA,
Series 2012-H08 FC 1.813%, 4/20/62 (l)	2,800,237	2,805,689
Series 2012-H11 FA 1.943%, 2/20/62 (l)	7,277,496	7,319,397
Series 2012-H12 FA 1.793%, 4/20/62 (l)	3,523,168	3,528,142
Series 2012-H12 FB 2.293%, 2/20/62 (l)	3,476,917	3,529,525
Series 2013-H13 FT 1.880%, 5/20/63 (l)	1,636,756	1,642,225
Series 2015-H32 FA 1.993%, 12/20/65 (l)	4,269,345	4,300,183
Series 2016-180 WF 1.821%, 9/20/45 (l)	1,044,104	1,045,209
Series 2016-H14 FA 2.043%, 6/20/66 (l)	3,774,533	3,811,275
Series 2016-H17 FK 2.093%, 7/20/66 (l)	963,222	975,213
Series 2016-H20 PT 4.246%, 9/20/66 (l)	3,855,940	4,242,879
Series 2017-H07 FG 1.703%, 2/20/67 (l)	12,848,305	12,834,152
Series 2017-H12 FE 1.443%, 6/20/66 (l)	5,281,024	5,274,365
GreenPoint Mortgage Funding Trust,
Series 2005-AR5 1A1 1.822%, 11/25/45 (l)	20,132	17,699
GSR Mortgage Loan Trust,
Series 2005-AR6 2A1 3.472%, 9/25/35 (l)	39,485	40,268
HarborView Mortgage Loan Trust,
Series 2005-2 2A1A 1.935%, 5/19/35 (l)	13,715	13,169
Series 2006-1 2A1A 1.735%, 3/19/36 (l)	100,345	82,214
IndyMac INDX Mortgage Loan Trust,
Series 2004-AR11 2A 3.419%, 12/25/34 (l)	72,214	70,174
MASTR Adjustable Rate Mortgages Trust,
Series 2004-13 3A7 3.467%, 11/21/34 (l)	38,868	39,818

See Notes to Financial Statements.

1223

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EQ/PIMCO ULTRA SHORT BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

	Principal Amount	Value (Note 1)

MASTR Alternative Loan Trust,
Series 2003-5 6A1 6.000%, 8/25/33	$643,959	$651,863
Mellon Residential Funding Corp. Mortgage Pass-Through Certificates,
Series 2001-TBC1 A1 2.177%, 11/15/31 (l)	19,027	19,023
Merrill Lynch Mortgage Investors Trust,
Series 2005-2 1A 2.910%, 10/25/35 (l)	330,645	334,770
Series 2005-2 2A 3.480%, 10/25/35 (l)	362,179	365,308
Series 2005-2 3A 2.361%, 10/25/35 (l)	62,679	59,732
Series 2005-3 4A 1.802%, 11/25/35 (l)	17,375	16,699
Series 2005-3 5A 1.802%, 11/25/35 (l)	48,731	45,593
MRFC Mortgage Pass-Through Trust,
Series 2000-TBC3 A1 1.917%, 12/15/30 (l)	6,245	6,048
NCUA Guaranteed Notes Trust,
Series 2010-R3 2A 1.963%, 12/8/20 (l)	5,064,637	5,094,191
RALI Trust,
Series 2005-QO1 A1 1.852%, 8/25/35 (l)	21,351	18,887
RBSSP Resecuritization Trust,
Series 2009-12 16A1 3.603%, 10/25/35 (l)§	2,893,732	2,924,402
Reperforming Loan REMIC Trust,
Series 2005-R2 1AF1 1.892%, 6/25/35 (l)§	23,857	22,020
Securitized Asset Sales, Inc.,
Series 1993-6 A5 0.473%, 11/26/23 (l)	651	567
Sequoia Mortgage Trust,
Series 10 2A1 2.261%, 10/20/27 (l)	2,218	2,117
Series 2003-4 2A1 1.851%, 7/20/33 (l)	874,298	823,748
Series 2005-2 A2 1.707%, 3/20/35 (l)	1,044,024	974,831
Structured Adjustable Rate Mortgage Loan Trust,
Series 2004-1 4A2 3.473%, 2/25/34 (l)	42,219	42,531
Series 2004-19 2A1 2.532%, 1/25/35 (l)	17,211	16,082
Series 2005-17 3A1 3.494%, 8/25/35 (l)	69,205	68,780
Structured Asset Mortgage Investments II Trust,
Series 2004-AR5 1A1 2.155%, 10/19/34 (l)	35,832	34,526
Series 2005-AR5 A1 1.745%, 7/19/35 (l)	74,549	71,023
Series 2005-AR5 A2 1.745%, 7/19/35 (l)	82,271	80,419
Series 2006-AR4 2A1 1.742%, 6/25/36 (l)	23,920	23,528
Series 2006-AR5 1A1 1.762%, 5/25/36 (l)	835,840	652,645
WaMu Mortgage Pass-Through Certificates Trust,
Series 2002-AR17 1A 2.263%, 11/25/42 (l)	3,882	3,677
Series 2002-AR2 A 1.987%, 2/27/34 (l)	2,089	2,062
Series 2003-AR1 A5 2.773%, 3/25/33 (l)	319,672	321,338
Series 2004-AR1 A 3.200%, 3/25/34 (l)	520,966	531,015
Series 2005-AR13 A1A1 1.842%, 10/25/45 (l)	85,796	82,716
Series 2005-AR15 A1A1 1.812%, 11/25/45 (l)	22,567	22,285
Series 2006-AR15 2A 2.237%, 11/25/46 (l)	18,378	17,347
Series 2006-AR3 A1A 2.063%, 2/25/46 (l)	35,377	34,635
Series 2006-AR7 3A 2.237%, 7/25/46 (l)	101,875	99,544
Wells Fargo Mortgage Backed Securities Trust,
Series 2004-S A1 3.512%, 9/25/34 (l)	12,590	12,850
Series 2007-10 1A22 2.052%, 7/25/37 (l)	255,819	227,255

Total Collateralized Mortgage Obligations		142,366,432

Commercial Mortgage-Backed Securities (4.9%)
280 Park Avenue Mortgage Trust,
Series 2017-280P A 2.357%, 9/15/34 (l)§	1,000,000	1,000,342
BAMLL Commercial Mortgage Securities Trust,
Series 2014-FL1 A 2.877%, 12/15/31 (l)§	1,917,617	1,919,015
Bancorp Commercial Mortgage Trust,
Series 2016-CRE1 A 2.907%, 11/15/33 (l)§	2,651,083	2,655,451
BBCMS Trust,
Series 2015-RRI A 2.727%, 5/15/32 (l)§	5,707,510	5,707,708
CFCRE Commercial Mortgage Trust,
Series 2017-C8 ASB 3.367%, 6/15/50	3,500,000	3,551,109
Cold Storage Trust,
Series 2017-ICE3 A 2.477%, 4/15/36 (l)§	3,500,000	3,506,692
CSMC Trust,
Series 2017-CHOP A 2.227%, 7/15/32 (l)§	8,000,000	7,995,345
Series 2017-HD A 2.427%, 2/15/31 (b)(l)§	5,000,000	5,006,321
DBCG Mortgage Trust,
Series 2017-BBG A 2.177%, 6/15/34 (l)§	5,000,000	4,999,981

See Notes to Financial Statements.

1224

EQ ADVISORS TRUST

EQ/PIMCO ULTRA SHORT BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

	Principal Amount	Value (Note 1)

DBUBS Mortgage Trust,
Series 2011-LC3A A4 4.551%, 8/10/44	$4,900,000	$5,135,992
FHLMC Multifamily Structured Pass-Through Certificates,
Series K004 AX1 1.272%, 8/25/19 IO (l)	61,202,240	1,124,383
GS Mortgage Securities Corp. Trust,
Series 2017-500K A 2.177%, 7/15/32 (l)§	2,000,000	2,001,481
JP Morgan Chase Commercial Mortgage Securities Trust,
Series 2017-MAUI A 2.307%, 7/15/34 (l)§	2,500,000	2,501,578
Morgan Stanley Bank of America Merrill Lynch Trust,
Series 2017-C33 ASB 3.401%, 5/15/50	4,600,000	4,706,288
RAIT Trust,
Series 2017-FL7 A 2.427%, 6/15/37 (l)§	3,999,441	3,999,541
Rosslyn Portfolio Trust,
Series 2017-ROSS A 2.427%, 6/15/33 (l)§	5,000,000	4,990,523
Stonemont Portfolio Trust 2017-STONE,
Series 2017-MONT A 2.351%, 8/20/30 (l)§	4,200,000	4,204,014
Vornado DP LLC Trust,
Series 2010-VNO A2FX 4.004%, 9/13/28§	2,775,000	2,891,784
Wells Fargo Commercial Mortgage Trust,
Series 2015-C29 ASB 3.400%, 6/15/48	970,000	997,108

Total Commercial Mortgage-Backed Securities		68,894,656

Corporate Bonds (48.1%)
Consumer Discretionary (6.2%)
Automobiles (4.3%)
BMW US Capital LLC
(ICE LIBOR USD 3 Month + 0.64%), 1.987%, 4/6/22 (k)§	1,000,000	1,008,616
Daimler Finance North America LLC
(ICE LIBOR USD 3 Month + 0.74%), 2.082%, 7/5/19 (k)§	8,500,000	8,562,422
(ICE LIBOR USD 3 Month + 0.62%), 1.998%, 10/30/19 (k)§	12,200,000	12,253,479
General Motors Co. 3.500%, 10/2/18	3,525,000	3,558,393
Hyundai Capital America 2.875%, 8/9/18§	500,000	501,250
2.400%, 10/30/18§	1,000,000	998,170
2.550%, 2/6/19§	2,100,000	2,095,485
2.500%, 3/18/19§	3,600,000	3,587,520
1.750%, 9/27/19§	6,000,000	5,882,220

Nissan Motor Acceptance Corp.
(ICE LIBOR USD 3 Month + 0.89%), 2.249%, 1/13/22 (k)§	20,000,000	20,224,348
(ICE LIBOR USD 3 Month + 0.69%), 2.376%, 9/28/22 (k)§	1,500,000	1,502,729

		60,174,632

Hotels, Restaurants & Leisure (0.3%)
Wyndham Worldwide Corp. 2.500%, 3/1/18	4,811,000	4,811,637

Household Durables (0.5%)
DR Horton, Inc. 3.750%, 3/1/19	750,000	761,191
2.550%, 12/1/20	3,000,000	2,993,076
4.375%, 9/15/22	2,500,000	2,633,744

		6,388,011

Internet & Direct Marketing Retail (0.3%)
QVC, Inc. 3.125%, 4/1/19	4,500,000	4,516,875

Media (0.8%)
Charter Communications Operating LLC 3.579%, 7/23/20	3,500,000	3,554,250
Time Warner Cable LLC 6.750%, 7/1/18	5,800,000	5,930,500
8.250%, 4/1/19	1,000,000	1,068,700

		10,553,450

Total Consumer Discretionary		86,444,605

Consumer Staples (2.0%)
Beverages (0.1%)
Beam Suntory, Inc. 1.750%, 6/15/18	1,000,000	998,225

Food Products (0.9%)
Conagra Brands, Inc.
(ICE LIBOR USD 3 Month + 0.50%), 1.857%, 10/9/20 (k)	1,500,000	1,502,385
Kraft Heinz Foods Co.
(ICE LIBOR USD 3 Month + 0.42%), 1.823%, 8/9/19 (k)	3,000,000	3,007,100
(ICE LIBOR USD 3 Month + 0.57%), 1.980%, 2/10/21 (k)	2,000,000	2,005,071
(ICE LIBOR USD 3 Month + 0.82%), 2.230%, 8/10/22 (k)	4,110,000	4,145,505
Tyson Foods, Inc.
(ICE LIBOR USD 3 Month + 0.45%), 1.891%, 8/21/20 (k)	1,500,000	1,503,548

		12,163,609

Tobacco (1.0%)
BAT Capital Corp.
(ICE LIBOR USD 3 Month + 0.59%), 2.003%, 8/14/20 (k)§	3,000,000	3,016,362
2.297%, 8/14/20§	2,000,000	1,987,877
(ICE LIBOR USD 3 Month + 0.88%), 2.296%, 8/15/22 (k)(m)	1,500,000	1,520,290

See Notes to Financial Statements.

1225

EQ ADVISORS TRUST

EQ/PIMCO ULTRA SHORT BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

	Principal Amount	Value (Note 1)

(ICE LIBOR USD 3 Month + 0.88%), 2.296%, 8/15/22 (k)§	$5,500,000	$5,574,395
Reynolds American, Inc. 2.300%, 6/12/18	2,000,000	2,004,310
8.125%, 6/23/19	436,000	471,431

		14,574,665

Total Consumer Staples		27,736,499

Energy (3.6%)
Energy Equipment & Services (0.1%)
Halliburton Co. 2.000%, 8/1/18	1,979,000	1,979,242

Oil, Gas & Consumable Fuels (3.5%)
Chevron Corp.
(ICE LIBOR USD 3 Month + 0.53%), 2.017%, 3/3/22 (k)	11,000,000	11,095,007
ConocoPhillips Co.
(ICE LIBOR USD 3 Month + 0.90%), 2.316%, 5/15/22 (k)	750,000	767,915
Energy Transfer LP 2.500%, 6/15/18	1,000,000	1,001,810
9.700%, 3/15/19	2,000,000	2,163,043
9.000%, 4/15/19	1,500,000	1,614,513
5.750%, 9/1/20	2,000,000	2,125,005
4.150%, 10/1/20	2,700,000	2,797,146
EQT Corp.
(ICE LIBOR USD 3 Month + 0.77%), 2.106%, 10/1/20 (k)	3,500,000	3,507,527
Kinder Morgan Energy Partners LP 5.950%, 2/15/18	1,320,000	1,326,138
Kinder Morgan Finance Co. LLC 6.000%, 1/15/18§	8,100,000	8,113,102
Phillips 66
(ICE LIBOR USD 3 Month + 0.65%), 2.009%, 4/15/19 ( k)§	5,000,000	5,018,833
Pioneer Natural Resources Co. 6.875%, 5/1/18	6,149,000	6,248,680
Western Gas Partners LP 2.600%, 8/15/18	2,935,000	2,938,094

		48,716,813

Total Energy		50,696,055

Financials (20.8%)
Banks (6.9%)
Bank of America Corp.
(ICE LIBOR USD 3 Month + 0.66%), 2.023%, 7/21/21 (k)	9,300,000	9,360,077
(ICE LIBOR USD 3 Month + 0.65%), 1.971%, 10/1/21 (k)(x)	10,000,000	10,065,575
Capital One NA
(ICE LIBOR USD 3 Month + 1.15%), 2.572%, 8/17/18 (k)	15,000,000	15,073,082
Citigroup, Inc.
(ICE LIBOR USD 3 Month + 1.31%), 2.681%, 10/26/20 (k)	7,800,000	7,962,436
(ICE LIBOR USD 3 Month + 1.38%), 3.073%, 3/30/21 (k)	3,300,000	3,381,236

Discover Bank 2.000%, 2/21/18	1,010,000	1,009,993
2.600%, 11/13/18	6,000,000	6,019,550
Fifth Third Bank
(ICE LIBOR USD 3 Month + 0.59%), 2.265%, 9/27/19 (k)	14,000,000	14,100,990
JPMorgan Chase & Co.
(ICE LIBOR USD 3 Month + 0.55%), 2.086%, 3/9/21 (k)	11,000,000	11,038,920
(ICE LIBOR USD 3 Month + 1.10%), 2.615%, 6/7/21 (k)(x)	7,256,000	7,426,577
Santander Holdings USA, Inc. 3.450%, 8/27/18	1,000,000	1,007,653
2.650%, 4/17/20	4,000,000	3,992,770
Wells Fargo & Co.
(ICE LIBOR USD 3 Month + 1.34%), 2.827%, 3/4/21 (k)	3,000,000	3,075,283
(ICE LIBOR USD 3 Month + 0.93%), 2.343%, 2/11/22 (k)	2,200,000	2,237,184

		95,751,326

Capital Markets (2.7%)
BGC Partners, Inc. 5.125%, 5/27/21	2,500,000	2,637,595
Goldman Sachs Group, Inc. (The) 2.900%, 7/19/18	2,000,000	2,010,111
(ICE LIBOR USD 3 Month + 1.77%), 3.232%, 2/25/21 (k)	4,800,000	4,962,460
(ICE LIBOR USD 3 Month + 1.36%), 2.727%, 4/23/21 (k)	394,000	403,973
(ICE LIBOR USD 3 Month + 1.17%), 2.586%, 11/15/21 (k)	6,200,000	6,321,530
Mizuho Securities USA LLC
(ICE LIBOR USD 3 Month + 0.65%), 2.336%, 6/28/19 (k)§	14,000,000	14,041,392
Nasdaq, Inc.
(ICE LIBOR USD 3 Month + 0.39%), 2.048%, 3/22/19 (k)	5,000,000	5,002,907
USAA Capital Corp. 2.450%, 8/1/20§	2,800,000	2,798,484

		38,178,452

Consumer Finance (6.9%)
American Express Credit Corp.
(ICE LIBOR USD 3 Month + 0.73%), 2.192%, 5/26/20 (k)	21,010,000	21,194,060
American Honda Finance Corp.
(ICE LIBOR USD 3 Month + 0.35%), 1.741%, 11/5/21 (k)	3,900,000	3,906,615
Ford Motor Credit Co. LLC Series 1
(ICE LIBOR USD 3 Month + 0.83%), 2.379%, 3/12/19 (k)	21,900,000	22,017,914
General Motors Financial Co., Inc. 2.400%, 4/10/18	1,000,000	1,000,719
(ICE LIBOR USD 3 Month + 1.36%), 2.710%, 4/10/18 (k)	1,200,000	1,203,720
6.750%, 6/1/18	900,000	916,935
(ICE LIBOR USD 3 Month + 1.56%), 2.919%, 1/15/20 (k)	7,100,000	7,250,520
HSBC USA, Inc.
(ICE LIBOR USD 3 Month + 0.61%), 2.023%, 11/13/19 (k)	22,200,000	22,343,383

See Notes to Financial Statements.

1226

EQ ADVISORS TRUST

EQ/PIMCO ULTRA SHORT BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

	Principal Amount	Value (Note 1)

Synchrony Financial
(ICE LIBOR USD 3 Month + 1.23%), 2.615%, 2/3/20 (k)	$11,040,000	$11,202,315
Toyota Motor Credit Corp.
(ICE LIBOR USD 3 Month + 0.37%), 1.919%, 3/12/20 (k)	115,000	115,352
(ICE LIBOR USD 3 Month + 0.69%), 2.046%, 1/11/22 (k)	5,000,000	5,062,282

		96,213,815

Diversified Financial Services (0.1%)
AIG Global Funding
(ICE LIBOR USD 3 Month + 0.48%), 1.815%, 7/2/20 (k)§	1,500,000	1,505,176

Insurance (4.2%)
Athene Global Funding
(ICE LIBOR USD 3 Month + 1.14%), 2.503%, 4/20/20 (k)§	5,400,000	5,474,082
(ICE LIBOR USD 3 Month + 1.23%), 2.564%, 7/1/22 (k)§	9,200,000	9,338,096
Jackson National Life Global Funding
(ICE LIBOR USD 3 Month + 0.25%), 1.925%, 12/27/18 (k)§	25,200,000	25,251,637
2.200%, 1/30/20§	3,000,000	2,985,939
Metropolitan Life Global Funding I
(ICE LIBOR USD 3 Month + 0.22%), 1.833%, 9/19/19 (k)§	7,500,000	7,508,140
Reliance Standard Life Global Funding II 2.150%, 10/15/18§	3,500,000	3,499,627
3.050%, 1/20/21§	5,000,000	5,054,414

		59,111,935

Total Financials		290,760,704

Health Care (1.4%)
Health Care Equipment & Supplies (0.9%)
Zimmer Biomet Holdings, Inc. 2.000%, 4/1/18	9,300,000	9,295,690
2.700%, 4/1/20	3,000,000	2,996,665

		12,292,355

Health Care Providers & Services (0.1%)
Sutter Health
Series 13-B 1.674%, 8/15/53	2,000,000	2,022,934

Pharmaceuticals (0.4%)
Mylan, Inc. 2.600%, 6/24/18	5,650,000	5,663,892

Total Health Care		19,979,181

Industrials (3.7%)
Aerospace & Defense (0.2%)
Textron, Inc.
(ICE LIBOR USD 3 Month + 0.55%), 1.960%, 11/10/20 (k)	2,100,000	2,099,559

Airlines (0.1%)
Southwest Airlines Co. 2.650%, 11/5/20	2,000,000	2,010,000

Building Products (0.1%)
Masco Corp. 3.500%, 4/1/21	1,150,000	1,165,812

Industrial Conglomerates (0.4%)
General Electric Co.
(ICE LIBOR USD 3 Month + 0.38%), 1.771%, 5/5/26 (k)	5,200,000	5,001,955

Machinery (0.1%)
CNH Industrial Capital LLC 4.375%, 11/6/20	1,000,000	1,037,038

Road & Rail (0.4%)
ERAC USA Finance LLC 5.250%, 10/1/20§	900,000	962,018
Kansas City Southern 2.350%, 5/15/20	1,500,000	1,491,430
Penske Truck Leasing Co. LP 3.375%, 3/15/18§	2,000,000	2,005,763
2.500%, 6/15/19§	1,000,000	1,002,182

		5,461,393

Trading Companies & Distributors (2.4%)
Air Lease Corp. 2.125%, 1/15/18	9,482,000	9,482,336
2.125%, 1/15/20	4,000,000	3,966,220
4.750%, 3/1/20 (x)	300,000	313,727
Aviation Capital Group LLC 2.875%, 9/17/18§	5,550,000	5,550,000
6.750%, 4/6/21§	1,100,000	1,228,562
International Lease Finance Corp. 7.125%, 9/1/18§	1,200,000	1,238,332
5.875%, 4/1/19	6,600,000	6,866,744
6.250%, 5/15/19	5,206,000	5,460,678

		34,106,599

Total Industrials		50,882,356

Information Technology (3.2%)
Internet Software & Services (0.8%)
eBay, Inc.
(ICE LIBOR USD 3 Month + 0.48%), 1.857%, 8/1/19 (k)	9,585,000	9,612,168
(ICE LIBOR USD 3 Month + 0.87%), 2.248%, 1/30/23 (k)	1,500,000	1,509,189

		11,121,357

Semiconductors & Semiconductor Equipment (0.4%)
QUALCOMM, Inc.
(ICE LIBOR USD 3 Month + 0.73%), 2.108%, 1/30/23 (k)	5,500,000	5,499,197

Software (0.3%)
VMware, Inc. 2.300%, 8/21/20	4,500,000	4,462,450

Technology Hardware, Storage & Peripherals (1.7%)
Dell International LLC 3.480%, 6/1/19§	11,950,000	12,104,652
4.420%, 6/15/21§	1,350,000	1,408,091

See Notes to Financial Statements.

1227

EQ ADVISORS TRUST

EQ/PIMCO ULTRA SHORT BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

	Principal Amount	Value (Note 1)

Hewlett Packard Enterprise Co. 2.850%, 10/5/18	$4,210,000	$4,233,545
(ICE LIBOR USD 3 Month + 1.93%), 3.273%, 10/5/18 (k)	4,700,000	4,759,925
HP, Inc.
(ICE LIBOR USD 3 Month + 0.94%), 2.299%, 1/14/19 (k)	1,000,000	1,003,650

		23,509,863

Total Information Technology		44,592,867

Materials (1.2%)
Construction Materials (0.1%)
Martin Marietta Materials, Inc.
(ICE LIBOR USD 3 Month + 0.65%), 2.096%, 5/22/20 (k)	1,000,000	1,005,422

Containers & Packaging (0.1%)
Packaging Corp. of America 6.500%, 3/15/18	1,000,000	1,008,265

Paper & Forest Products (1.0%)
Georgia-Pacific LLC 2.539%, 11/15/19§	10,420,000	10,448,512
Willamette Industries, Inc. 7.000%, 2/1/18	4,000,000	4,014,115

		14,462,627

Total Materials		16,476,314

Real Estate (2.1%)
Equity Real Estate Investment Trusts (REITs) (2.1%)
American Tower Corp. (REIT) 3.400%, 2/15/19	3,300,000	3,334,991
2.800%, 6/1/20	4,000,000	4,011,985
5.900%, 11/1/21	1,250,000	1,384,599
AvalonBay Communities, Inc. (REIT)
(ICE LIBOR USD 3 Month + 0.43%), 1.846%, 1/15/21 (k)	1,300,000	1,303,382
Ventas Realty LP (REIT) 2.000%, 2/15/18	2,000,000	1,999,042
2.700%, 4/1/20	2,300,000	2,303,680
WEA Finance LLC (REIT) 2.700%, 9/17/19§	6,975,000	7,015,162
Welltower, Inc. (REIT) 2.250%, 3/15/18	8,000,000	8,003,349

Total Real Estate		29,356,190

Telecommunication Services (1.8%)
Diversified Telecommunication Services (1.8%)
AT&T, Inc. 5.500%, 2/1/18	3,000,000	3,008,326
(ICE LIBOR USD 3 Month + 0.95%), 2.309%, 7/15/21 (k)	8,300,000	8,422,038
(ICE LIBOR USD 3 Month + 0.89%), 2.303%, 2/14/23 (k)	4,400,000	4,448,362
Verizon Communications, Inc. (ICE LIBOR USD 3 Month + 1.00%), 2.600%, 3/16/22 (k)	9,300,000	9,483,680

Total Telecommunication Services		25,362,406

Utilities (2.1%)
Electric Utilities (0.9%)
Kentucky Utilities Co. 3.250%, 11/1/20	5,000,000	5,117,358
Southern Co. (The) 2.350%, 7/1/21	8,000,000	7,945,822

		13,063,180

Gas Utilities (0.3%)
Dominion Energy Gas Holdings LLC 2.500%, 12/15/19	4,300,000	4,315,206

Independent Power and Renewable Electricity Producers (0.1%)
Southern Power Co.
(ICE LIBOR USD 3 Month + 0.55%), 2.175%, 12/20/20 (k)§	1,400,000	1,405,975

Multi-Utilities (0.8%)
Dominion Energy, Inc. 2.125%, 2/15/18§	5,500,000	5,501,683
Sempra Energy
(ICE LIBOR USD 3 Month + 0.45%), 2.038%, 3/15/21 (k)	2,000,000	2,001,610
TECO Finance, Inc. (ICE LIBOR USD 3 Month + 0.60%), 1.950%, 4/10/18 (k)	3,140,000	3,143,021

		10,646,314

Total Utilities		29,430,675

Total Corporate Bonds		671,717,852

Loan Participations (0.5%)
Consumer Discretionary (0.0%)
Hotels, Restaurants & Leisure (0.0%)
Las Vegas Sands LLC
(ICE LIBOR USD 1 Month + 2.00%), 3.569%, 3/29/24 (k)	294,721	296,195

Total Consumer Discretionary		296,195

Utilities (0.5%)
Electric Utilities (0.5%)
Energy Future Intermediate Holding Co. LLC (ICE LIBOR USD 1 Month + 3.00%), 4.567%, 6/30/18 (k)	6,600,000	6,611,550

Total Utilities		6,611,550

Total Loan Participations		6,907,745

Mortgage-Backed Securities (0.1%)
FHLMC 3.490%, 11/1/23 (l)	2,004	2,057
3.272%, 1/1/34 (l)	11,917	12,550
3.515%, 10/1/35 (l)	9,416	9,855
3.551%, 11/1/35 (l)	8,622	9,037
3.176%, 7/1/36 (l)	374,457	389,272
3.237%, 9/1/36 (l)	344,044	351,998
3.428%, 10/1/36 (l)	185,514	193,792
FNMA 3.401%, 11/1/34 (l)	222,736	235,301
3.048%, 1/1/35 (l)	4,935	5,042
3.327%, 7/1/35 (l)	42,744	43,929
3.302%, 12/1/35 (l)	71,417	74,574

See Notes to Financial Statements.

1228

EQ ADVISORS TRUST

EQ/PIMCO ULTRA SHORT BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

	Principal Amount	Value (Note 1)

3.203%, 1/1/36 (l)	$35,962	$38,157
3.456%, 3/1/36 (l)	72,478	76,310
3.549%, 3/1/36 (l)	62,935	66,503
2.202%, 3/1/44 (l)	183,712	184,177
2.202%, 7/1/44 (l)	2,182	2,187
2.202%, 10/1/44 (l)	15,245	15,284

Total Mortgage-Backed Securities		1,710,025

Municipal Bonds (3.0%)
New Jersey Economic Development Authority, Motor Vehicle Surcharges Revenue Refunding, Series B 3.290%, 7/1/19	1,000,000	1,001,810
New York City Transitional Finance Authority Revenue Bonds, Series B, Subseries B-2 1.350%, 11/1/18	6,095,000	6,064,464
New York State Urban Development Corp., St Personal Income Tax 2.100%, 3/15/22	5,000,000	4,978,900
Public Finance Authority Wisconsin Healthcare Facilities Revenue Bonds, Series B 2.625%, 11/1/19	6,500,000	6,429,345
Riverside County Public Financing Authority, 2014 Tax Allocation Revenue Bonds, Series A-T 2.743%, 9/1/18	300,000	299,703
San Francisco City & County Redevelopment Agency, Affordable Housing Projects 2.193%, 8/1/19	1,750,000	1,743,892
State of California, High Speed Passenger Train, General Obligation Bonds, Series C (ICE LIBOR USD 1 Month + 0.78%, 11.00% Cap), 2.141%, 4/1/47 (k)	7,000,000	7,065,380
State of Mississippi, Refunding, LIBOR, Series C (ICE LIBOR USD 1 Month + 0.40%, 11.00% Cap), 1.779%, 11/1/28 (k)	10,000,000	10,003,700
Successor Agency to the Inland Valley Development Agency Tax Allocation Refunding Bonds, Series 2014B, AGM 2.945%, 3/1/19	500,000	502,125
3.195%, 9/1/19	500,000	505,150
Tobacco Settlement Finance Authority of West Virginia, Series A 7.467%, 6/1/47	795,000	772,748

Washington Health Care Facilities Authority, Fred Hutchinson Cancer Research Center, Series B (ICE LIBOR USD 1 Month + 1.10%, 12.00% Cap), 2.148%, 1/1/42 (k)	3,000,000	2,997,240

Total Municipal Bonds		42,364,457

U.S. Government Agency Securities (2.0%)
FHLMC 1.600%, 7/26/19	10,000,000	9,947,082
1.800%, 4/13/20	5,000,000	4,967,611
FNMA 1.750%, 7/24/20	3,725,000	3,695,892
1.800%, 7/24/20	8,500,000	8,441,262

Total U.S. Government Agency Securities		27,051,847

U.S. Treasury Obligations (6.7%)
U.S. Treasury Inflation Linked Notes 0.125%, 4/15/20 TIPS (z)	26,227,170	26,170,472
0.125%, 4/15/21 TIPS	30,909,978	30,773,872
0.125%, 4/15/22 TIPS	19,879,496	19,735,618
U.S. Treasury Notes 2.000%, 11/30/22	16,700,000	16,549,961

Total U.S. Treasury Obligations		93,229,923

Total Long-Term Debt Securities (88.8%) (Cost $1,234,342,426)		1,240,251,503

SHORT-TERM INVESTMENTS:
Commercial Paper (12.4%)
Boston Scientific Corp. 1.93%, 1/17/18 (n)(p)	15,000,000	14,986,375
1.87%, 1/31/18 (n)(p)	13,000,000	12,979,122
Enable Midstream Partners LP 2.29%, 1/17/18 (n)(p)	2,000,000	1,997,835
Enbridge Energy Partners LP 3.34%, 1/2/18 (n)(p)	8,000,000	7,998,516
2.01%, 1/11/18 (n)(p)	5,000,000	4,996,925
1.91%, 1/19/18 (n)(p)	1,100,000	1,098,893
Enbridge, Inc. 1.93%, 1/16/18 (n)(p)	10,300,000	10,291,152
Entergy Corp. 2.10%, 1/29/18 (n)(p)	11,000,000	10,981,425
ERP Operating LP 1.85%, 2/13/18 (n)(p)	14,000,000	13,968,498
Ford Motor Credit Co. LLC 1.93%, 4/18/18 (n)(p)	6,300,000	6,263,656
Hewlett Packard Enterprise Co. 2.14%, 1/4/18 (n)(p)	5,000,000	4,998,809
HP, Inc. 1.57%, 3/26/18 (n)(p)	13,000,000	12,952,027
ING US Funding LLC 1.70%, 5/11/18 (n)(p)	10,000,000	9,938,487
Kroger Co. (The) 3.34%, 1/2/18 (n)(p)	4,400,000	4,399,184

See Notes to Financial Statements.

1229

EQ ADVISORS TRUST

EQ/PIMCO ULTRA SHORT BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

	Principal Amount	Value (Note 1)

ONEOK, Inc. 2.30%, 1/10/18 (n)(p)	$5,000,000	$4,996,807
Schlumberger Holdings Corp. 1.87%, 3/14/18 (n)(p)	17,500,000	17,433,828
Viacom, Inc. 1.86%, 2/2/18 (n)(p)	13,000,000	12,977,844
Walgreens Boots Alliance, Inc. 2.01%, 1/11/18 (n)(p)	20,000,000	19,987,701

Total Commercial Paper		173,247,084

Repurchase Agreements (0.0%)
Bank of Nova Scotia (The), 1.39%, dated 12/29/17, due 1/2/18, repurchase price $19,786, collateralized by various U.S. Government Treasury Securities, ranging from 0.000%-3.750%, maturing 1/11/18-2/15/47; total market value $20,195. (xx)	19,783	19,783
Bank of Nova Scotia (The), 1.39%, dated 12/29/17, due 1/2/18, repurchase price $17,925, collateralized by various U.S. Government Treasury Securities, ranging from 0.000%-3.750%, maturing 1/11/18-2/15/47; total market value $18,295. (xx)	17,922	17,922
Citigroup Global Markets Ltd., 1.40%, dated 12/29/17, due 1/2/18, repurchase price $28,634, collateralized by various Foreign Government Agency Securities, ranging from 1.625%-2.500%, maturing 3/16/21-7/29/25, U.S. Government Treasury Securities, ranging from 0.875%-7.250%, maturing from 8/15/20-2/15/47; total market value $29,203. (xx)	28,630	28,630
Deutsche Bank AG, 1.81%, dated 12/29/17, due 1/2/18, repurchase price $38,163, collateralized by various Common Stocks, U.S. Government Treasury Securities, ranging from 1.875%-2.250%, maturing 4/30/22-8/15/46; total market value $42,437. (xx)	38,155	38,155
Deutsche Bank AG, 1.81%, dated 12/29/17, due 1/2/18, repurchase price $26,470, collateralized by various Common Stocks, U.S. Government Treasury Securities, ranging from 1.875%-2.250%, maturing 4/30/22-8/15/46; total market value $29,435. (xx)	26,465	26,465

Deutsche Bank AG, 1.81%, dated 12/29/17, due 1/2/18, repurchase price $7,790, collateralized by various Common Stocks, U.S. Government Treasury Securities, ranging from 1.875%-2.250%, maturing 4/30/22-8/15/46; total market value $8,662. (xx)	7,788	7,788
Deutsche Bank AG, 1.55%, dated 12/29/17, due 1/2/18, repurchase price $20,003, collateralized by various Corporate Bonds, ranging from 1.750%-1.875%, maturing 9/5/19-4/14/22, Foreign Government Agency Securities, ranging from 1.875%-2.000%, maturing 3/15/19-5/2/25; total market value $20,400. (xx)	20,000	20,000
Deutsche Bank AG, 1.81%, dated 12/29/17, due 1/2/18, repurchase price $36,797, collateralized by various Common Stocks, U.S. Government Treasury Securities, ranging from 1.875%-2.250%, maturing 4/30/22-8/15/46; total market value $40,919. (xx)	36,790	36,790
NBC Global Finance Ltd., 1.59%, dated 12/29/17, due 1/2/18, repurchase price $34,511, collateralized by various Common Stocks; total market value $38,384. (xx)	34,505	34,505
NBC Global Finance Ltd., 1.59%, dated 12/29/17, due 1/2/18, repurchase price $39,849, collateralized by various Common Stocks; total market value $44,321. (xx)	39,842	39,842
NBC Global Finance Ltd., 1.59%, dated 12/29/17, due 1/2/18, repurchase price $40,051, collateralized by various Common Stocks; total market value $44,546. (xx)	40,044	40,044
RBS Securities, Inc., 1.37%, dated 12/29/17, due 1/2/18, repurchase price $86,864, collateralized by various U.S. Government Treasury Securities, ranging from 1.750%-1.875%, maturing 2/28/22-9/30/22; total market value $88,589. (xx)	86,851	86,851

Total Repurchase Agreements		396,775

Total Short-Term Investments (12.4%) (Cost $173,654,960)		173,643,859

Total Investments in Securities (101.2%) (Cost $1,407,997,386)		1,413,895,362
Other Assets Less Liabilities (-1.2%)		(16,232,620)

Net Assets (100%)		$1,397,662,742

See Notes to Financial Statements.

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PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

§	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold to qualified institutional buyers. At December 31, 2017, the market value of these securities amounted to $339,763,381 or 24.3% of net assets. Securities denoted with “§” but without “b” have been determined to be liquid under the guidelines established by the Board of Trustees. To the extent any securities might provide a right to demand registration, such rights have not been relied upon when determining liquidity.
(b)	Rule 144A Illiquid Security. At December 31, 2017, the market value of these securities amounted to $10,612,803 or 0.8% of net assets.
(k)	Variable or floating rate security, linked to the referenced benchmark. The interest rate shown was the current rate as of December 31, 2017.
(l)	Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. The interest rate shown was the current rate as of December 31, 2017.
(m)	Regulation S is an exemption for securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. Resale restrictions may apply for purposes of the Securities Act of 1933. At December 31, 2017, the market value of these securities amounted to $1,520,290 or 0.1% of net assets.
(n)	Section 4(2) Commercial Paper. Private placement for noncurrent transactions. Notes are usually sold to accredited investors without the intent to freely re-sell their holding.
(p)	Yield to maturity.
(x)	All or a portion of security is on loan at December 31, 2017.
(xx)	At December 31, 2017, the Portfolio had loaned securities with a total value of $2,599,138. This was secured by cash collateral of $396,775 which was subsequently invested in joint repurchase agreements with a total value of $396,775, as detailed in the Notes to the Financial Statements, for which the Portfolio has a proportionate interest as reported in the Portfolio of Investments as Repurchase Agreements, and $2,312,530 collateralized by various U.S. Government Treasury Securities, ranging from 2.625% - 3.125%, maturing 11/15/20 - 5/15/21.
(z)	All or a portion of the Security is held as a Sale-Buyback position. See Note 1

Glossary:

AGM	— Insured by Assured Guaranty Municipal Corp.
ARM	— Adjustable Rate Mortgage
FHLMC	— Federal Home Loan Mortgage Corp.
FNMA	— Federal National Mortgage Association
GNMA	— Government National Mortgage Association
ICE	— Intercontinental Exchange
IO	— Interest Only
LIBOR	— London Interbank Offered Rate
NCUA	— National Credit Union Administration
REMIC	— Real Estate Mortgage Investment Conduit
TIPS	— Treasury Inflation Protected Security
USD	— United States Dollar

Futures contracts outstanding as of December 31, 2017 (Note 1):

Description	Number of Contracts	Expiration Date	Trading Currency	Notional Amount ($)	Value and Unrealized Appreciation (Depreciation) ($)
Long Contracts
3 Month Eurodollar	1,396	6/2018	USD	342,281,750	(603,763)
3 Month Eurodollar	1,420	12/2018	USD	347,385,250	(156,670)

					(760,433)

Short Contracts
U.S. Treasury 10 Year Note	(92)	3/2018	USD	(11,412,313)	31,042
U.S. Treasury 2 Year Note	(380)	3/2018	USD	(81,361,563)	183,439
U.S. Treasury Ultra Bond	(172)	3/2018	USD	(28,836,875)	(668,051)
3 Month Eurodollar	(1,396)	6/2019	USD	(341,112,600)	879,547
3 Month Eurodollar	(1,420)	12/2019	USD	(346,728,499)	99,828

					525,805

					(234,628)

See Notes to Financial Statements.

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PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2017:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Asset-Backed Securities	$—	$186,008,566	$—	$186,008,566
Collateralized Mortgage Obligations	—	142,366,432	—	142,366,432
Commercial Mortgage-Backed Securities	—	68,894,656	—	68,894,656
Corporate Bonds
Consumer Discretionary	—	86,444,605	—	86,444,605
Consumer Staples	—	27,736,499	—	27,736,499
Energy	—	50,696,055	—	50,696,055
Financials	—	290,760,704	—	290,760,704
Health Care	—	19,979,181	—	19,979,181
Industrials	—	50,882,356	—	50,882,356
Information Technology	—	44,592,867	—	44,592,867
Materials	—	16,476,314	—	16,476,314
Real Estate	—	29,356,190	—	29,356,190
Telecommunication Services	—	25,362,406	—	25,362,406
Utilities	—	29,430,675	—	29,430,675
Futures	1,193,856	—	—	1,193,856
Loan Participations
Consumer Discretionary	—	296,195	—	296,195
Utilities	—	6,611,550	—	6,611,550
Mortgage-Backed Securities	—	1,710,025	—	1,710,025
Municipal Bonds	—	42,364,457	—	42,364,457
Short-Term Investments
Commercial Paper	—	173,247,084	—	173,247,084
Repurchase Agreements	—	396,775	—	396,775
U.S. Government Agency Securities	—	27,051,847	—	27,051,847
U.S. Treasury Obligations	—	93,229,923	—	93,229,923

Total Assets	$1,193,856	$1,413,895,362	$—	$1,415,089,218

Liabilities:
Futures	$(1,428,484)	$—	$—	$(1,428,484)

Total Liabilities	$(1,428,484)	$—	$—	$(1,428,484)

Total	$(234,628)	$1,413,895,362	$—	$1,413,660,734

See Notes to Financial Statements.

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PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

There were no transfers between Levels 1, 2 or 3 during the year ended December 31, 2017.

Fair Values of Derivative Instruments as of December 31, 2017:

	Statement of Assets and Liabilities
Derivatives Not Accounted for as Hedging Instrument^	Asset Derivatives	Fair Value
Interest rate contracts	Receivables, Net assets – Unrealized appreciation	$1,193,856	*

Derivatives Not Accounted for as Hedging Instrument^	Liabilities Derivatives	Fair Value
Interest rate contracts	Payables, Net assets – Unrealized depreciation	$(1,428,484	)*

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Portfolio of Investments. Only variation margin is reported within the Statement of Assets & Liabilities.

The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2017:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instrument^	Options	Futures	Total
Interest rate contracts	$1,033,017	$2,843,446	$3,876,463

Amount of Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instrument^	Futures
Interest rate contracts	$(581,851)

^ This Portfolio held futures and options contracts for hedging and in an attempt to enhance returns.

The Portfolio held option contracts with an average notional balance of approximately $221,000 for five months during the year ended December 31, 2017, and futures contracts with an average notional balance of approximately $708,109,000 during the year ended December 31, 2017.

Sale-Buyback Transactions:

Counterparty	Borrowing Rate	Borrowing Date	Maturity Date	Amount Borrowed (1)	Payable for Sale-Buyback Transactions (2)
Morgan Stanley & Co. LLC	1.58%	12/5/2017	1/5/2018	$(20,781,658)	$(20,806,879)

(1)	The average amount of borrowings while outstanding for 155 days during the year ended December 31, 2017, was approximately $19,351,000 at a weighted average interest rate of 1.10%.
(2)	Payable for sale-buyback transactions includes $25,221 of deferred price drop on sale-buyback transactions.

The following is a summary by counterparty of Borrowings and Other Financial Transactions and collateral (received)/pledged as of December 31, 2017:

Counterparty	Payable for Sale-Buyback Transactions	Collateral (Received)/ Pledged	Net Exposure (3)
Morgan Stanley & Co. LLC	$(20,806,879)	$20,810,255	$3,376

(3)	Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default.

See Notes to Financial Statements.

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PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

	December 31, 2017
	Remaining Contractual Maturity of the Agreements
	Overnight and Continuous	Up to 30 Days	30 - 90 Days	Greater than 90 Days	Total
Sale-Buyback
U.S. Treasury Bonds	$—	$—	$—	$—	$—
U.S. Treasury Notes	—	20,806,879	—	—	20,806,879
Foreign Governments	—	—	—	—	—

Total Borrowings	$—	$20,806,879	$—	$—	$20,806,879

Gross amount of recognized liabilities for sale-buybacks					$20,806,879

Investment security transactions for the year ended December 31, 2017 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$784,925,706
Long-term U.S. government debt securities	111,608,029

$896,533,735

Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$871,973,465
Long-term U.S. government debt securities	81,528,285

$953,501,750

As of December 31, 2017, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments in securities and derivative instruments, if applicable, for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$9,174,607
Aggregate gross unrealized depreciation	(3,854,857)

Net unrealized appreciation	$5,319,750

Federal income tax cost of investments in securities and derivative instruments, if applicable	$1,408,340,984

See Notes to Financial Statements.

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STATEMENT OF ASSETS AND LIABILITIES

December 31, 2017

ASSETS
Investments in Securities, at value (x):
Unaffiliated Issuers (Cost $1,407,600,611)	$1,413,498,587
Repurchase Agreements (Cost $396,775)	396,775
Cash	11,366,748
Foreign cash (Cost $1)	1
Cash held as collateral at broker	2,543,000
Dividends, interest and other receivables	4,922,075
Due from broker for futures variation margin	692,298
Receivable for securities sold	365,114
Receivable from Separate Accounts for Portfolio shares sold	56,872
Securities lending income receivable	374
Other assets	6,233

Total assets	1,433,848,077

LIABILITIES
Payable for sale-buyback financing transactions	20,806,879
Payable for securities purchased	12,979,118
Payable to Separate Accounts for Portfolio shares redeemed	771,498
Investment management fees payable	561,663
Payable for return of collateral on securities loaned	396,775
Administrative fees payable	116,085
Distribution fees payable – Class IB	26,376
Distribution fees payable – Class IA	9,110
Other liabilities	127,657
Accrued expenses	390,174

Total liabilities	36,185,335

NET ASSETS	$1,397,662,742

Net assets were comprised of:
Paid in capital	$1,408,456,548
Accumulated undistributed net investment income (loss)	—
Accumulated undistributed net realized gain (loss)	(16,329,498)
Net unrealized appreciation (depreciation)	5,535,692

Net assets	$1,397,662,742

Class IA
Net asset value, offering and redemption price per share, $40,725,162 / 4,102,353 shares outstanding (unlimited amount authorized: $0.01 par value)	$9.93

Class IB
Net asset value, offering and redemption price per share, $123,838,542 / 12,454,455 shares outstanding (unlimited amount authorized: $0.01 par value)	$9.94

Class K
Net asset value, offering and redemption price per share, $1,233,099,038 / 124,222,316 shares outstanding (unlimited amount authorized: $0.01 par value)	$9.93

(x)	Includes value of securities on loan of $2,599,138.

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2017

INVESTMENT INCOME
Interest	$28,483,711
Dividends	22,558
Securities lending (net)	10,746

Total income	28,517,015

EXPENSES
Investment management fees	6,839,234
Administrative fees	1,374,748
Distribution fees – Class IB	310,936
Printing and mailing expenses	117,894
Distribution fees – Class IA	110,511
Professional fees	97,241
Interest expense	92,390
Custodian fees	72,000
Trustees’ fees	32,933
Miscellaneous	59,466

Gross expenses	9,107,353
Less: Waiver from investment manager	(191,169)

Net expenses	8,916,184

NET INVESTMENT INCOME (LOSS)	19,600,831

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Investments in securities	4,292,236
Futures contracts	2,843,446
Options written	952,075

Net realized gain (loss)	8,087,757

Change in unrealized appreciation (depreciation) on:
Investments in securities	2,236,006
Futures contracts	(581,851)

Net change in unrealized appreciation (depreciation)	1,654,155

NET REALIZED AND UNREALIZED GAIN (LOSS)	9,741,912

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$29,342,743

See Notes to Financial Statements.

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STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2017	2016
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$19,600,831	$13,654,304
Net realized gain (loss)	8,087,757	2,303,669
Net change in unrealized appreciation (depreciation)	1,654,155	13,326,394

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	29,342,743	29,284,367

DIVIDENDS:
Dividends from net investment income
Class IA	(559,014)	(442,800)
Class IB	(1,572,090)	(1,256,442)
Class K	(18,770,804)	(14,823,110)

TOTAL DIVIDENDS	(20,901,908)	(16,522,352)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 1,290,308 and 1,189,821 shares, respectively ]	12,861,590	11,695,867
Capital shares issued in reinvestment of dividends [ 56,341 and 44,891 shares, respectively ]	559,014	442,800
Capital shares repurchased [ (1,685,166) and (1,251,214) shares, respectively ]	(16,788,642)	(12,293,691)

Total Class IA transactions	(3,368,038)	(155,024)

Class IB
Capital shares sold [ 1,497,578 and 1,700,676 shares, respectively ]	14,944,032	16,722,722
Capital shares issued in reinvestment of dividends [ 158,191 and 127,175 shares, respectively ]	1,572,090	1,256,442
Capital shares repurchased [ (1,804,507) and (2,468,853) shares, respectively ]	(18,002,055)	(24,285,955)

Total Class IB transactions	(1,485,933)	(6,306,791)

Class K
Capital shares sold [ 17,721,374 and 8,983,678 shares, respectively ]	176,523,860	88,666,283
Capital shares issued in reinvestment of dividends [ 1,892,202 and 1,503,025 shares, respectively ]	18,770,804	14,823,110
Capital shares repurchased [ (17,671,599) and (35,061,813) shares, respectively ]	(176,123,449)	(343,351,136)

Total Class K transactions	19,171,215	(239,861,743)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	14,317,244	(246,323,558)

TOTAL INCREASE (DECREASE) IN NET ASSETS	22,758,079	(233,561,543)
NET ASSETS:
Beginning of year	1,374,904,663	1,608,466,206

End of year (a)	$1,397,662,742	$1,374,904,663

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$—	$304,924

See Notes to Financial Statements.

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FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class IA	2017	2016		2015		2014	2013
Net asset value, beginning of year	$9.87	$9.77		$9.85		$9.90	$9.97

Income (loss) from investment operations:
Net investment income (loss) (e)	0.12	0.07		0.04		0.01	0.05
Net realized and unrealized gain (loss)	0.07	0.13		(0.07)		(0.02)	(0.05)

Total from investment operations	0.19	0.20		(0.03)		(0.01)	— #

Less distributions:
Dividends from net investment income	(0.13)	(0.10)		(0.05)		(0.04)	(0.07)

Net asset value, end of year	$9.93	$9.87		$9.77		$9.85	$9.90

Total return	1.90%	2.05%		(0.33)%		(0.11)%	0.03%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$40,725	$43,821		$43,565		$44,548	$47,750
Ratio of expenses to average net assets:
After waivers (f)	0.86%**	0.89	%***	0.86	%**	0.85%	0.85%
Before waivers (f)	0.87%**	0.91	%***	0.86	%**	0.85%	0.85%
Ratio of net investment income (loss) to average net assets:
After waivers (f)	1.18%	0.76%		0.42	%(aa)	0.12%	0.54%
Before waivers (f)	1.17%	0.75%		0.42	%(aa)	0.12%	0.54%
Portfolio turnover rate^	73%	115%		119%		100%	475%

	Year Ended December 31,
Class IB	2017	2016		2015		2014	2013
Net asset value, beginning of year	$9.88	$9.79		$9.86		$9.91	$9.98

Income (loss) from investment operations:
Net investment income (loss) (e)	0.12	0.08		0.04		0.01	0.06
Net realized and unrealized gain (loss)	0.07	0.11		(0.06)		(0.02)	(0.06)

Total from investment operations	0.19	0.19		(0.02)		(0.01)	— #

Less distributions:
Dividends from net investment income	(0.13)	(0.10)		(0.05)		(0.04)	(0.07)

Net asset value, end of year	$9.94	$9.88		$9.79		$9.86	$9.91

Total return	1.90%	1.95%		(0.23)%		(0.11)%	0.03%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$123,839	$124,562		$129,652		$140,708	$150,135
Ratio of expenses to average net assets:
After waivers (f)	0.86%**	0.89	%***	0.86	%**	0.85%	0.85%
Before waivers (f)	0.87%**	0.91	%***	0.86	%**	0.85%	0.85%
Ratio of net investment income (loss) to average net assets:
After waivers (f)	1.18%	0.76%		0.42	%(bb)	0.06%	0.64%
Before waivers (f)	1.17%	0.75%		0.42	%(bb)	0.05%	0.64%
Portfolio turnover rate^	73%	115%		119%		100%	475%

See Notes to Financial Statements.

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FINANCIAL HIGHLIGHTS (Continued)

	Year Ended December 31,
Class K	2017	2016		2015		2014	2013
Net asset value, beginning of year	$9.87	$9.77		$9.85		$9.90	$9.97

Income (loss) from investment operations:
Net investment income (loss) (e)	0.14	0.10		0.07		0.04	0.08
Net realized and unrealized gain (loss)	0.07	0.13		(0.08)		(0.03)	(0.05)

Total from investment operations	0.21	0.23		(0.01)		0.01	0.03

Less distributions:
Dividends from net investment income	(0.15)	(0.13)		(0.07)		(0.06)	(0.10)

Net asset value, end of year	$9.93	$9.87		$9.77		$9.85	$9.90

Total return	2.15%	2.31%		(0.08)%		0.14%	0.28%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$1,233,099	$1,206,521		$1,435,249		$1,721,555	$1,994,443
Ratio of expenses to average net assets:
After waivers (f)	0.61%**	0.64	%***	0.61	%**	0.60%	0.60%
Before waivers (f)	0.62%**	0.66	%***	0.61	%**	0.60%	0.60%
Ratio of net investment income (loss) to average net assets:
After waivers (f)	1.43%	1.01%		0.67	%(cc)	0.37%	0.79%
Before waivers (f)	1.42%	0.99%		0.66	%(cc)	0.37%	0.79%
Portfolio turnover rate^	73%	115%		119%		100%	475%
**	Includes Interest Expense of 0.01%.
***	Includes Interest Expense of 0.04%.
#	Per share amount is less than $0.005.
^	Portfolio turnover rate excludes derivatives, if any.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.
(aa)	Includes income resulting from litigation income. Without this income, the ratios would have been 0.33% after waivers and 0.33% before waivers.
(bb)	Includes income resulting from litigation income. Without this income, the ratios would have been 0.33% after waivers and 0.33% before waivers.
(cc)	Includes income resulting from litigation income. Without this income, the ratios would have been 0.58% after waivers and 0.57% before waivers.

See Notes to Financial Statements.

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INVESTMENT MANAGER

➢	AXA Equitable Funds Management Group, LLC

INVESTMENT SUB-ADVISERS

➢	AllianceBernstein L.P.

➢	Pacific Investment Management Company LLC (“PIMCO”)

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/17
	1 Year	5 Years	10 Years/ Since Incept.
Portfolio – Class IA Shares	1.45%	0.68%	1.34%
Portfolio – Class IB Shares	1.34	0.65	1.23
Portfolio – Class K Shares*	1.59	N/A	1.50
Bloomberg Barclays U.S. Intermediate Government Bond Index	1.14	0.92	2.70
* Date of inception 4/21/14. Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned 1.34% for the year ended December 31, 2017. This compares to the Portfolio’s benchmark, the Bloomberg Barclays U.S. Intermediate Government Bond Index, which returned 1.14% over the same period.

Portfolio Highlights

What helped performance during the year:

•	U.S. interest rate strategies (which were partially facilitated through the use of futures and options), including duration and yield curve positioning, contributed to Portfolio performance.

•	Exposure to the securitized sector, notably Agency and non-Agency mortgages, was positive for the period.

•	Selection within U.S. non-investment grade corporates, investment grade corporates and commercial mortgage backed securities was a contributor to Portfolio performance.

•	Underweight exposure to Treasuries and overweight exposure to non-investment grade corporates and commercial mortgage backed securities were also positive.

What hurt performance during the year:

•	Long dollar positions against a basket of Asian emerging markets currencies detracted from Portfolio performance.

•	Holdings of Treasury Inflation-Protected Securities (TIPS) were detrimental to performance.

•	An underweight allocation to investment grade corporates also detracted.

•	The Portfolio held forwards as a substitute for investing in conventional securities, hedging and in an attempt to enhance returns, which detracted from performance.

Portfolio Positioning and Outlook — PIMCO

We expect world gross domestic product (GDP) growth to remain above-trend at 3.0% - 3.5% in 2018, in a “Goldilocks” environment of synchronized global growth and low but gently rising inflation. Easier financial conditions, reflecting buoyant risk assets and low interest rates, and fiscal stimulus in several advanced economies imply near-term tailwinds. However, we see risks ahead: U.S. fiscal stimulus late in the cycle leaves less room for stimulus in the next recession; inflation may well overshoot expectations in 2018 due to fiscal stimulus, rises in commodity prices and easy financial conditions and the reduction of accommodative monetary policy by global central banks could pressure economies and asset markets, which have become accustomed to low interest rates.

In the U.S., we look for above-consensus growth of 2.25% - 2.75% in 2018. Tax cuts and higher federal spending — due to hurricane-related disaster relief and a likely rise in discretionary spending limits under an expected government funding compromise — may boost growth. With unemployment likely to drop below 4%, we expect some upward pressure on wages and consumer prices, and core inflation to rise above 2% over the course of 2018. Under new leadership, the Federal Reserve is expected to continue tightening gradually; our baseline forecast calls for three rate hikes this year.

For the eurozone, we expect growth will be in a range of 2.0% - 2.5% this year, significantly above trend. The expansion is now broad-based across the region, with growth momentum strong and financial conditions favorable. In the UK, we expect above-consensus growth in the range of 1.25% - 1.75% in 2018. Our base case is that a deal for a transitional arrangement will be struck in the first half of this year, smoothing the UK’s separation from the European Union, and that growth will reaccelerate in the second half as business confidence and investment pick up.

In Asia, Japan’s GDP growth is expected to remain firm at 1.0% - 1.5% in 2018, with risks tilted to the upside. Fiscal policy should remain supportive ahead of the planned value-added tax hike in 2019. We expect the Bank of Japan to aim to slow its balance sheet expansion

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and/or tweak its yield curve control policy so that the yield curve steepens this year. In China, we expect a controlled deceleration in growth to 5.75% - 6.75% this year. The authorities’ focus is likely to be on controlling financial excesses, particularly in the shadow banking system, and on some fiscal consolidation, chiefly by local governments.

In the emerging markets (EM) of Brazil, Russia, India and Mexico, we expect growth to collectively rise to 4% in 2018, slightly above consensus, with modest upside risk from recoveries in Brazil and Russia. Emerging markets are catching up to the recovery in developed markets, with improving fundamentals and greater differentiation among countries.

Portfolio Characteristics As of December 31, 2017
Weighted Average Life (Years)	4.49
Weighted Average Coupon (%)	2.15
Weighted Average Modified Duration (Years)*	4.01
Weighted Average Rating**	AA+

*  Modified duration is a measure of the price sensitivity of the Portfolio to interest rate movements, taking into account specific features of the securities in which it invests.

** Weighted Average Rating has been provided by the Investment Sub-Adviser. A credit rating is an assessment provided by a nationally recognized statistical rating organization (NRSRO) of the creditworthiness of an issuer with respect to debt obligations, including specific securities, money market instruments or other debts. Ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest); ratings are subject to change without notice.

Sector Weightings as of December 31, 2017	% of Net Assets
U.S. Treasury Obligations	47.6%
U.S. Government Agency Securities	29.3
Mortgage-Backed Securities	9.3
Financials	6.5
Asset-Backed Securities	3.2
Foreign Government Securities	2.8
Collateralized Mortgage Obligations	2.0
Commercial Mortage-Backed Securities	1.9
Consumer Discretionary	0.6
Energy	0.5
Real Estate	0.4
Municipal Bonds	0.4
Information Technology	0.3
Consumer Staples	0.3
Utilities	0.3
Telecommunication Services	0.3
Industrials	0.2
Materials	0.2
Repurchase Agreements	0.1
Supranational	0.1
Health Care	0.1
Options Purchased	0.0 #
Cash and Other	(6.4)

100.0%

#	Less than 0.05%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees (in the case of Class IA and Class IB shares of the Portfolio), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2017 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

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EXAMPLE

	Beginning Account Value 7/1/17	Ending Account Value 12/31/17	Expenses Paid During Period* 7/1/17 - 12/31/17
Class IA
Actual	$1,000.00	$1,000.35	$4.04
Hypothetical (5% average annual return before expenses)	1,000.00	1,021.17	4.08
Class IB
Actual	1,000.00	1,000.34	4.04
Hypothetical (5% average annual return before expenses)	1,000.00	1,021.17	4.08
Class K
Actual	1,000.00	1,001.66	2.78
Hypothetical (5% average annual return before expenses)	1,000.00	1,022.43	2.80

*  Expenses are equal to the Portfolio’s Class IA, Class IB and Class K shares annualized expense ratios of 0.80%, 0.80% and 0.55%, respectively, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

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PORTFOLIO OF INVESTMENTS

December 31, 2017

	Principal Amount		Value (Note 1)
LONG-TERM DEBT SECURITIES:
Asset-Backed Securities (3.2%)
Aircraft Certificate Owner Trust,
Series 2003-1A E 7.001%, 9/20/22 (b)§		$240,828	$255,278
Ally Auto Receivables Trust,
Series 2014-1 B 1.840%, 8/15/19		800,000	799,942
Series 2017-2 A2 1.490%, 11/15/19		493,517	492,910
Ally Master Owner Trust,
Series 2015-3 A 1.630%, 5/15/20		623,000	622,562
Series 2017-1 A 1.877%, 2/15/21 (l)		800,000	801,838
American Airlines Pass-Through Trust,
Series 2011-1 B 7.000%, 1/31/18§		632,350	638,674
AmeriCredit Automobile Receivables Trust,
Series 2016-4 A2A 1.340%, 4/8/20		144,233	144,029
Series 2017-1 A2A 1.510%, 5/18/20		527,137	526,336
Series 2017-3 A2A 1.690%, 12/18/20		195,000	194,498
Ascentium Equipment Receivables Trust,
Series 2016-1A A2 1.750%, 11/13/18§		14,284	14,280
Avis Budget Rental Car Funding AESOP LLC,
Series 2013-2A A 2.970%, 2/20/20§		821,000	826,511
Series 2016-1A A 2.990%, 6/20/22§		207,000	208,237
Babson CLO Ltd.,
Series 2014-IIA AR 2.503%, 10/17/26(l)§		700,000	700,669
Bank of The West Auto Trust,
Series 2015-1 A3 1.310%, 10/15/19§		137,074	136,972
Barclays Dryrock Issuance Trust,
Series 2015-4 A 1.720%, 8/16/21		345,000	344,490
Cabela’s Credit Card Master Note Trust,
Series 2013-1A A 2.710%, 2/17/26§		615,000	618,239
Capital One Multi-Asset Execution Trust,
Series 2015-A5 A5 1.600%, 5/17/21		397,000	396,656
Series 2016-A1 A1 1.927%, 2/15/22 (l)		800,000	803,384
Carlyle Global Market Strategies CLO Ltd.,
Series 2014-3A A1AR 2.524%, 7/27/26 (l)§		800,000	802,537
Series 2014-5A A1R 2.499%, 10/16/25 (l)§		700,000	701,838
CarMax Auto Owner Trust,
Series 2015-4 A3 1.560%, 11/16/20		349,389	348,375
Chase Issuance Trust,
Series 2017-A1 A 1.777%, 1/18/22 (l)		800,000	802,817
Chrysler Capital Auto Receivables Trust,
Series 2016-AA A3 1.770%, 10/15/20§		376,374	376,050
CIFC Funding Ltd.,
Series 2013-3A A1AR 2.385%, 10/24/25 (l)§		700,000	700,475
CLUB Credit Trust,
Series 2017-P2 A 2.610%, 1/15/24§		325,000	324,484
CNH Equipment Trust,
Series 2014-B A4 1.610%, 5/17/21		127,446	127,401
Series 2015-A A4 1.850%, 4/15/21		311,723	311,097
Continental Airlines Pass-Through Trust,
Series 2010-1 A 4.750%, 1/12/21		409,808	426,200
Series 2010-1 B 6.000%, 1/12/19		451,484	459,655
CPS Auto Receivables Trust,
Series 2013-B A 1.820%, 9/15/20§		45,585	45,563
CPS Auto Trust,
Series 2017-D A 1.870%, 3/15/21§		443,117	442,154
CVP Cascade CLO-1 Ltd.,
Series 2013-CLO1 A1R 2.509%, 1/16/26(l)§		700,000	700,104
CVS Pass-Through Trust,
5.789%, 1/10/26§		270,601	290,903
Discover Card Execution Note Trust,
Series 2015-A1 A 1 1.827%, 8/17/20 (l)		400,000	400,145
Dryden 34 Senior Loan Fund,
Series 2014-34A AR 2.519%, 10/15/26 (l)§		800,000	803,242
DT Auto Owner Trust,
Series 2017-3A A 1.730%, 8/17/20§		140,870	140,583
Emerald Bay SA, 0.000%, 10/8/20 (b)(l)§	EUR	1,054,000	1,169,794
Enterprise Fleet Financing LLC,
Series 2015-1 A2 1.300%, 9/20/20§		$18,058	18,051
Exeter Automobile Receivables Trust,
Series 2016-3A A 1.840%, 11/16/20§		62,070	62,000
Series 2017-2A A 2.110%, 6/15/21§		168,666	168,432
Fifth Third Auto Trust,
Series 2014-3 A4 1.470%, 5/17/21		365,992	365,726
Flagship Credit Auto Trust,
Series 2016-3 A1 1.610%, 12/15/19§		90,068	89,955

See Notes to Financial Statements.

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PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

	Principal Amount		Value (Note 1)
Series 2016-4 A2 1.960%, 2/16/21§		$170,000	$169,062
Series 2016-4 D 3.890%, 11/15/22§		170,000	170,154
Series 2017-2 A 1.850%, 7/15/21§		227,827	227,100
Series 2017-3 A 1.880%, 10/15/21§		234,589	234,001
Series 2017-4 A 2.070%, 4/15/22 (b)§		195,000	194,535
Flagship VII Ltd.,
Series 2013-7A A1R 2.483%, 1/20/26 (l)§		700,000	700,139
Ford Credit Auto Lease Trust,
Series 2017-A A2A 1.560%, 11/15/19		346,467	345,956
Series 2017-A A2B 1.617%, 11/15/19 (l)		606,317	606,513
Ford Credit Auto Owner Trust,
Series 2014-2 A 2.310%, 4/15/26§		412,000	412,759
Ford Credit Floorplan Master Owner Trust A,
Series 2015-2 A 1 1.980%, 1/15/22		447,000	444,945
Series 2016-1 A 1 1.760%, 2/15/21		342,000	340,871
Series 2017-1 A 1 2.070%, 5/15/22		400,000	398,784
GM Financial Automobile Leasing Trust,
Series 2015-2 A3 1.680%, 12/20/18		166,167	166,137
Series 2015-3 A3 1.690%, 3/20/19		349,993	349,856
GMF Floorplan Owner Revolving Trust,
Series 2015-1 A1 1.650%, 5/15/20§		303,782	303,513
Series 2016-1 A1 1.960%, 5/17/21§		431,000	429,598
Golden Credit Card Trust,
Series 2017-1A A 1.877%, 2/15/21 (l)§		800,000	802,084
GoldenTree Loan Opportunities IX Ltd.,
Series 2014-9A AR 2.748%, 10/29/26 (l)§		1,000,000	1,001,910
Harley-Davidson Motorcycle Trust,
Series 2015-1 A3 1.410%, 6/15/20		90,578	90,442
Series 2015-2 A3 1.300%, 3/16/20		212,903	212,678
Hertz Vehicle Financing II LP,
Series 2015-2A A 2.020%, 9/25/19§		260,000	259,460
Series 2016-1A A 2.320%, 3/25/20§		341,000	339,394
Hertz Vehicle Financing LLC,
Series 2013-1A A2 1.830%, 8/25/19§		1,140,000	1,138,506
Hyundai Auto Lease Securitization Trust,
Series 2015-B A3 1.400%, 11/15/18§		10,978	10,977
Jamestown CLO IV Ltd.,
Series 2014-4A A1CR 2.049%, 7/15/26 (l)§		800,000	800,022
JMP Credit Advisors CLO III Ltd.,
Series 2014-1A AR 2.593%, 10/17/25 (l)§		800,000	802,748
KKR Financial CLO Ltd.,
Series 2013-2A A1AR 2.813%, 1/23/26 (l)§		800,000	801,114
KVK CLO Ltd.,
Series 2013-2A AR 2.509%, 1/15/26 (l)§		900,000	900,143
Madison Park Funding XIII Ltd.,
Series 2014-13A AR 2.467%, 1/19/25 (l)§		900,000	900,877
Malin CLO BV,
Series 2007-1A A1 0.000%, 5/7/23 (l)§	EUR	90,484	108,534
Marlette Funding Trust,
Series 2016-1A A 3.060%, 1/17/23§		$36,777	36,842
Series 2017-1A A 2.827%, 3/15/24§		113,737	114,072
Series 2017-2A A 2.390%, 7/15/24§		179,185	179,164
Series 2017-3A A 2.360%, 12/15/24 (b)§		116,963	116,916
Series 2017-3A B 3.010%, 12/15/24§		100,000	99,592
Mountain Hawk III CLO Ltd.,
Series 2014-3A AR 2.554%, 4/18/25 (l)§		600,000	600,670
MP CLO VI Ltd.,
Series 2014-2A AR 2.559%, 1/15/27 (l)§		900,000	903,374
Octagon Investment Partners XIX Ltd.,
Series 2014-1A AR 2.459%, 4/15/26 (l)§		800,000	800,687
OZLM Funding V Ltd.,
Series 2013-5A A1R 2.483%, 1/17/26 (l)§		800,000	800,138
OZLM IX Ltd.,
Series 2014-9A A1R 2.583%, 1/20/27 (l)§		800,000	803,478
Palmer Square CLO Ltd.,
Series 2013-2A A1AR 2.573%, 10/17/27 (l)§		700,000	705,214
Pennsylvania Higher Education Assistance Agency,
Series 2009-1 A 1 2.267%, 7/25/29 (l)		572,854	573,947
Prosper Marketplace Issuance Trust,
Series 2017-2A B 3.480%, 9/15/23§		100,000	100,298
Regatta V Funding Ltd.,
Series 2014-1A A1AR 2.527%, 10/25/26 (l)§		800,000	802,164
Santander Drive Auto Receivables Trust,
Series 2016-3 A2 1.340%, 11/15/19		50,549	50,530

See Notes to Financial Statements.

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PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

	Principal Amount	Value (Note 1)
Series 2017-1 A2 1.490%, 2/18/20	$440,612	$440,246
Series 2017-3 A2 1.670%, 6/15/20	184,000	183,661
SBA Small Business Investment Cos.,
Series 2008-P10B 1 5.944%, 8/10/18	213,401	216,298
SBA Tower Trust, 3.156%, 10/8/20§	351,000	349,167
SLM Private Education Loan Trust,
Series 2013-B A2A 1.850%, 6/17/30§	683,222	680,989
SLM Student Loan Trust,
Series 2008-9 A 2.867%, 4/25/23 (l)	3,788,882	3,876,230
SoFi Consumer Loan Program LLC,
Series 2016-2 A 3.090%, 10/27/25§	103,603	104,117
Series 2016-3 A 3.050%, 12/26/25§	144,087	144,778
Series 2017-2 A 3.280%, 2/25/26§	171,020	172,114
Series 2017-3 A 2.770%, 5/25/26§	181,206	181,761
Series 2017-5 A2 2.780%, 9/25/26§	275,000	271,755
Series 2017-6 A1 2.200%, 11/25/26§	755,944	754,010
Series 2017-6 A2 2.820%, 11/25/26§	160,000	159,065
Staniford Street CLO Ltd.,
Series 2014-1A AR 2.768%, 6/15/25 (l)§	800,000	800,516
Sudbury Mill CLO Ltd.,
Series 2013-1A A1R 2.503%, 1/17/26 (l)§	600,000	600,101
Series 2013-1A A2R 2.523%, 1/17/26 (l)§	600,000	600,107
Synchrony Credit Card Master Note Trust,
Series 2012-2 A 2.220%, 1/15/22	526,000	527,075
Series 2015-3 A 1.740%, 9/15/21	382,000	381,518
Series 2016-1 A 2.040%, 3/15/22	223,000	222,897
THL Credit Wind River CLO Ltd.,
Series 2014-2A A2 2.809%, 7/15/26 (l)§	1,000,000	1,001,005
TICP CLO III Ltd.,
Series 2014-3A AR 2.543%, 1/20/27 (b)(l)§	600,000	602,290
United States Small Business Administration,
Series 2004-20A 1 4.930%, 1/1/24	32,713	34,128
Series 2004-20C 1 4.340%, 3/1/24	363,689	373,570
Series 2005-20B 1 4.625%, 2/1/25	34,898	36,219
Series 2008-20G 1 5.870%, 7/1/28	455,817	495,578
Wells Fargo Dealer Floorplan Master Note Trust,
Series 2015-1 A 2.001%, 1/20/20 (l)	530,000	530,121
Westlake Automobile Receivables Trust,
Series 2016-2A A2 1.570%, 6/17/19§	51,233	51,211
Series 2017-1A A2 1.780%, 4/15/20§	527,103	526,758
World Financial Network Credit Card Master Trust,
Series 2013-A A 1.610%, 12/15/21	301,000	300,919
Series 2015-A A 1.957%, 2/15/22 (l)	343,000	343,297
Series 2017-B A 1.980%, 6/15/23	305,000	303,811

Total Asset-Backed Securities		54,218,296

Collateralized Mortgage Obligations (2.0%)
Adjustable Rate Mortgage Trust,
Series 2005-5 2A1 3.621%, 9/25/35 (l)	174,389	161,775
Alternative Loan Trust,
Series 2005-80CB 1A1 6.000%, 2/25/36	1,017,100	945,615
Series 2005-J12 2A1 1.822%, 8/25/35 (l)	650,861	458,203
Series 2006-OA22 A1 1.712%, 2/25/47 (l)	189,780	182,049
Series 2006-OA6 1A2 1.762%, 7/25/46 (l)	64,022	61,456
Series 2006-OC7 2A2A 1.722%, 7/25/46 (l)	675,883	646,308
Series 2007-14T2 A1 6.000%, 7/25/37	603,651	463,427
Series 2007-OH1 A1D 1.762%, 4/25/47 (l)	126,991	112,859
American Home Mortgage Investment Trust,
Series 2004-3 5A 3.342%, 10/25/34 (l)	15,318	15,413
Banc of America Funding Trust,
Series 2004-A 1A3 3.602%, 9/20/34 (l)	64,380	65,596
Series 2006-H 4A2 3.622%, 9/20/46 (l)	313,374	283,739
Series 2006-J 4A1 3.830%, 1/20/47 (l)	17,152	16,357
BCAP LLC Trust,
Series 2011-RR8 2A1 3.523%, 8/26/37 (l)§	331,452	331,971
Series 2013-RR1 10A2 7.092%, 10/26/36 (l)§	763,578	743,531
Series 2014-RR5 1A3 1.540%, 1/26/36 (l)§	654,667	638,870
Bear Stearns ALT-A Trust,
Series 2005-7 22A1 3.548%, 9/25/35 (l)	250,011	221,641
Series 2006-4 21A1 3.489%, 8/25/36 (l)	79,874	61,701

See Notes to Financial Statements.

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PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

	Principal Amount		Value (Note 1)
Bear Stearns ARM Trust,
Series 2003-9 2A1 3.728%, 2/25/34 (l)		$73,368	$74,503
Bear Stearns Mortgage Funding Trust,
Series 2006-AR5 1A1 1.712%, 12/25/46 (l)		792,041	735,285
Bear Stearns Structured Products, Inc. Trust,
Series 2007-R6 1A1 4.009%, 1/26/36 (l)		114,442	100,727
CHL Mortgage Pass-Through Trust,
Series 2004-12 11A1 3.457%, 8/25/34 (l)		5,527	5,215
Series 2005-11 3A1 2.505%, 4/25/35 (l)		123,900	112,079
Series 2005-2 1A1 2.192%, 3/25/35 (l)		68,533	59,808
Citigroup Mortgage Loan Trust,
Series 2005-3 2A2A 3.486%, 8/25/35 (l)		27,272	27,337
Series 2009-7 5A2 5.500%, 12/25/35§		613,810	517,197
Citigroup Mortgage Loan Trust, Inc.,
Series 2005-2 1A4 3.244%, 5/25/35 (l)		77,000	77,674
CSMC Mortgage-Backed Trust,
Series 2006-6 1A8 6.000%, 7/25/36		691,934	582,616
EMF NL BV,
Series 2008-2X A2 0.671%, 7/17/41 (l)(m)	EUR	765,000	847,350
EMF-NL Prime BV,
Series 2008-APRX A2 0.471%, 4/17/41 (l)(m)		311,375	354,522
Eurosail-UK plc,
Series 2007-4X A3 1.473%, 6/13/45 (l)(m)	GBP	1,026,080	1,390,939
FHLMC Structured Agency Credit Risk Debt Notes,
Series 2014-HQ2 M2 3.752%, 9/25/24 (l)		$238,498	246,077
Series 2014-HQ3 M2 4.202%, 10/25/24 (l)		34,496	34,551
Series 2015-DN1 M3 5.702%, 1/25/25 (l)		297,950	322,330
Series 2015-DNA1 M2 3.402%, 10/25/27 (l)		110,000	112,698
Series 2015-DNA2 M2 4.152%, 12/25/27 (l)		402,106	410,636
Series 2015-DNA3 M2 4.402%, 4/25/28 (l)		190,985	197,658
Series 2015-HQ2 M2 3.502%, 5/25/25 (l)		290,849	297,576
Series 2015-HQA1 M2 4.202%, 3/25/28 (l)		145,865	148,760
Series 2016-DNA1 M2 4.452%, 7/25/28 (l)		253,811	261,554
Series 2016-DNA4 M2 2.852%, 3/25/29 (l)		428,000	434,381
Series 2016-HQA1 M2 4.302%, 9/25/28 (l)		252,028	259,083
Series 2016-HQA2 M2 3.802%, 11/25/28 (l)		259,000	265,684
First Horizon Mortgage Pass-Through Trust,
Series 2006-2 1A3 6.000%, 8/25/36		502,285	447,539
FNMA,
Series 2014-C01 M1 3.152%, 1/25/24 (l)		69,174	69,741
Series 2014-C04 2M2 6.552%, 11/25/24 (l)		260,702	294,915
Series 2015-C01 2M2 6.102%, 2/25/25 (l)		124,141	132,724
Series 2016-C01 1M1 3.502%, 8/25/28 (l)		196,439	197,966
Series 2016-C01 2M1 3.652%, 8/25/28 (l)		56,328	56,656
Series 2016-C02 1M1 3.702%, 9/25/28 (l)		161,395	162,985
Series 2016-C03 1M1 3.552%, 10/25/28 (l)		93,399	94,886
Series 2016-C03 2M1 3.752%, 10/25/28 (l)		123,338	124,515
Series 2016-C04 1M1 3.002%, 1/25/29 (l)		115,533	116,656
Series 2016-C05 2M1 2.902%, 1/25/29 (l)		101,105	101,722
GNMA,
Series 2015-H20 FB 1.843%, 8/20/65 (l)		668,622	668,637
Series 2016-H11 F 2.043%, 5/20/66 (l)		743,197	750,275
Series 2016-H15 FA 2.111%, 7/20/66 (l)		965,652	974,700
Series 2017-H10 FB 2.550%, 4/20/67 (l)		1,774,071	1,828,373
GSR Mortgage Loan Trust,
Series 2005-8F 4A1 6.000%, 11/25/35		803,114	713,649
Series 2005-AR6 2A1 3.472%, 9/25/35 (l)		181,407	185,001
Series 2006-2F 2A13 5.750%, 2/25/36		404,208	392,293
Series 2006-AR2 2A1 3.510%, 4/25/36 (l)		160,795	144,892
Series 2007-AR1 2A1 3.537%, 3/25/47 (l)		460,559	424,259
HarborView Mortgage Loan Trust,
Series 2006-12 2A2A 1.685%, 1/19/38 (l)		921,465	866,177
Series 2006-13 A 1.675%, 11/19/46 (l)		119,120	101,966
Impac CMB Trust,
Series 2003-8 2A1 2.452%, 10/25/33 (l)		14,784	14,642
Impac Secured Assets CMN Owner Trust,
Series 2005-1 5A1 1.822%, 7/25/35 (l)		358,828	292,694
IndyMac INDX Mortgage Loan Trust,
Series 2005-AR11 A3 3.340%, 8/25/35 (l)		670,845	607,326

See Notes to Financial Statements.

1245

EQ ADVISORS TRUST

EQ/QUALITY BOND PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

	Principal Amount		Value (Note 1)
Series 2006-AR39 A1 1.732%, 2/25/37 (l)		$978,987	$924,053
JP Morgan Mortgage Trust,
Series 2006-A3 6A1 3.654%, 8/25/34 (l)		97,205	98,325
Series 2007-A1 3A3 3.640%, 7/25/35 (l)		123,443	126,254
Series 2007-S3 1A90 7.000%, 8/25/37		77,757	71,544
Kensington Mortgage Securities plc,
Series 2007-1X A3C 1.744%, 6/14/40 (l)(m)		1,004,211	975,389
Lehman XS Trust,
Series 2006-4N A1C1 1.782%, 4/25/46 (l)		218,955	209,169
Ludgate Funding plc,
Series 2007-1 A2A 0.496%, 1/1/61 (l)(m)	GBP	928,238	1,204,063
Series 2008-W1X A 1 0.936%, 1/1/61 (l)(m)		139,978	185,006
Merrill Lynch Mortgage Investors Trust,
Series 2005-2 3A 2.361%, 10/25/35 (l)		$47,200	44,981
Merrill Lynch Mortgage Investors Trust MLMI,
Series 2003-A1 3A 3.161%, 12/25/32 (l)		33,278	33,018
MortgageIT Mortgage Loan Trust,
Series 2006-1 1A1 1.782%, 4/25/36 (l)		720,019	679,170
Nomura Resecuritization Trust,
Series 2014-7R 2A3 1.528%, 12/26/35 (l)§		963,267	951,882
RALI Trust,
Series 2005-QO2 A1 2.423%, 9/25/45 (l)		577,540	550,264
Series 2006-QA6 A1 1.742%, 7/25/36 (l)		1,010,546	923,750
Series 2007-QS2 A6 6.250%, 1/25/37		801,369	666,156
Reperforming Loan REMIC Trust,
Series 2006-R1 AF1 1.892%, 1/25/36 (l)§		508,301	480,607
Residential Asset Securitization Trust,
Series 2005-A15 5A1 5.750%, 2/25/36		20,971	16,215
Series 2006-A12 A1 6.250%, 11/25/36		199,365	135,298
Sequoia Mortgage Trust,
Series 10 2A1 2.261%, 10/20/27 (l)		6,788	6,479
Series 2003-4 2A1 1.851%, 7/20/33 (l)		31,981	30,132
Structured Asset Mortgage Investments II Trust,
Series 2005-AR5 A1 1.745%, 7/19/35 (l)		160,303	152,722
Series 2006-AR3 11A1 1.762%, 4/25/36 (l)		888,019	809,138
Series 2006-AR3 12A1 1.772%, 5/25/36 (l)		539,460	489,511
WaMu Mortgage Pass-Through Certificates Trust,
Series 2002-AR9 1A 2.463%, 8/25/42 (l)		31,769	30,664
Series 2005-AR17 A1A1 1.822%, 12/25/45 (l)		62,671	62,480
Series 2006-AR14 1A4 2.968%, 11/25/36 (l)		768,251	732,610
Series 2006-AR9 1A 2.063%, 8/25/46 (l)		260,689	243,150
Washington Mutual Mortgage Pass-Through Certificates WMALT Trust,
Series 2007-5 A6 6.000%, 6/25/37		413,212	409,563
Wells Fargo Credit Risk Transfer Securities Trust,
Series 2015-WF1 1M1 4.302%, 11/25/25 (b)(l)§		10,701	10,740
Series 2015-WF1 2M1 4.402%, 11/25/25 (b)(l)§		28,486	28,771

Total Collateralized Mortgage Obligations			34,333,044

Commercial Mortgage-Backed Securities (1.9%)
BAMLL Commercial Mortgage Securities Trust,
Series 2017-SCH AF 2.250%, 11/15/33 (b)(l)§		565,000	565,436
BBCMS Trust,
Series 2015-RRI A 2.727%, 5/15/32 (l)§		1,617,128	1,617,184
BHMS Mortgage Trust,
Series 2014-ATLS AFX 3.601%, 7/5/33§		450,000	448,189
BX Trust,
Series 2017-IMC A 2.527%, 10/15/32 (l)§		300,000	300,398
CCUBS Commercial Mortgage Trust,
Series 2017-C1 A4 3.544%, 11/15/50 (l)		470,000	482,975
CGRBS Commercial Mortgage Trust,
Series 2013-VN05 A 3.369%, 3/13/35§		630,000	644,399
Citigroup Commercial Mortgage Trust,
Series 2012-GC8 D 4.873%, 9/10/45 (l)§		257,595	231,877
Series 2015-GC27 A5 3.137%, 2/10/48		341,977	344,410
Series 2016-C1 A4 3.209%, 5/10/49		606,000	611,262
COMM Mortgage Trust,
Series 2013-CR6 A2 2.122%, 3/10/46		147,534	147,491
Series 2013-SFS A1 1.873%, 4/12/35§		184,532	179,897
Series 2015-CR26 ASB 3.373%, 10/10/48		3,000,000	3,069,840
Series 2015-DC1 A5 3.350%, 2/10/48		235,000	239,056
Series 2016-COR1 ASB 2.972%, 10/10/49		1,500,000	1,492,702
CSAIL Commercial Mortgage Trust,
Series 2015-C2 A4 3.504%, 6/15/57		121,432	124,295
Series 2015-C3 A4 3.718%, 8/15/48		302,887	314,202

See Notes to Financial Statements.

1246

EQ ADVISORS TRUST

EQ/QUALITY BOND PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

	Principal Amount	Value (Note 1)
Series 2015-C4 A4 3.808%, 11/15/48	$400,000	$418,435
Great Wolf Trust,
Series 2017-WOLF A 2.477%, 9/15/34 (l)§	289,000	289,181
GS Mortgage Securities Corp. II,
Series 2013-KING A 2.706%, 12/10/27§	556,340	558,354
Series 2015-GC30 AAB 3.120%, 5/10/50	1,000,000	1,015,326
GS Mortgage Securities Corp. Trust,
Series 2016-RENT A 3.203%, 2/10/29§	800,000	807,881
GS Mortgage Securities Trust,
Series 2010-C1 A2 4.592%, 8/10/43§	4,623,000	4,809,814
Series 2013-G1 A2 3.557%, 4/10/31 (l)§	507,108	500,465
Series 2014-GC18 C 4.944%, 1/10/47 (l)	350,000	353,760
JP Morgan Chase Commercial Mortgage Securities Trust,
Series 2004-LN2 A1A 4.838%, 7/15/41 (b)(l)§	107,269	107,162
Series 2010-C2 D 5.662%, 11/15/43 (l)§	330,600	337,705
Series 2012-C6 E 5.136%, 5/15/45 (l)§	189,221	164,146
Series 2012-C8 C 4.606%, 10/15/45 (l)§	180,000	184,393
Series 2012-LC9 E 4.372%, 12/15/47 (l)§	455,400	426,525
Series 2015-SGP A 3.177%, 7/15/36 (l)§	384,114	385,554
JPMBB Commercial Mortgage Securities Trust,
Series 2014-C22 XA 0.920%, 9/15/47 IO (l)	7,676,364	353,269
Series 2015-C31 A3 3.801%, 8/15/48	329,944	345,533
LSTAR Commercial Mortgage Trust,
Series 2016-4 A2 2.579%, 3/10/49§	271,069	262,044
Morgan Stanley Bank of America Merrill Lynch Trust,
Series 2015-C27 ASB 3.557%, 12/15/47	800,000	823,012
Morgan Stanley Capital I Trust,
Series 2005-IQ9 D 5.000%, 7/15/56	173,000	171,842
Series 2014-CPT B 3.446%, 7/13/29 (l)§	800,000	810,390
Series 2015-XLF2 AFSA 3.347%, 8/15/26 (b)(l)§	153,847	153,852
Series 2015-XLF2 SNMA 3.427%, 11/15/26 (b)(l)§	140,609	139,832
OBP Depositor LLC Trust,
Series 2010-OBP A 4.646%, 7/15/45§	4,590,000	4,801,611
Starwood Retail Property Trust,
Series 2014-STAR A 2.697%, 11/15/27 (l)§	539,307	540,452
UBS-Barclays Commercial Mortgage Trust,
Series 2012-C4 A5 2.850%, 12/10/45	465,583	465,622
Wells Fargo Commercial Mortgage Trust,
Series 2014-LC16 XA 1.365%, 8/15/50 IO (l)	6,744,893	358,301
Series 2016-NXS6 C 4.310%, 11/15/49 (l)	275,000	280,450
WFRBS Commercial Mortgage Trust,
Series 2013-C14 A5 3.337%, 6/15/46	325,596	334,341
Series 2014-C20 A2 3.036%, 5/15/47	237,299	239,022
Series 2014-C23 D 3.992%, 10/15/57 (l)§	287,700	233,702

Total Commercial Mortgage-Backed Securities		31,485,589

Corporate Bonds (9.5%)
Consumer Discretionary (0.6%)
Auto Components (0.0%)
Allison Transmission, Inc.
5.000%, 10/1/24§	255,000	262,969

Automobiles (0.2%)
Daimler Finance North America LLC
2.000%, 8/3/18§	1,600,000	1,599,177
2.250%, 3/2/20§	775,000	771,184
General Motors Co. 3.500%, 10/2/18	180,000	181,705
Volkswagen Group of America Finance LLC
1.650%, 5/22/18§	1,020,000	1,018,081

		3,570,147

Hotels, Restaurants & Leisure (0.1%)
International Game Technology plc 6.250%, 2/15/22§	200,000	216,000
6.500%, 2/15/25§	250,000	279,375

		495,375

Household Durables (0.0%)
KB Home 4.750%, 5/15/19	147,000	148,837

Internet & Direct Marketing Retail (0.0%)
Expedia, Inc. 3.800%, 2/15/28§	281,000	271,516

Media (0.3%)
Altice Financing SA 6.625%, 2/15/23§	1,000,000	1,042,500
Altice Finco SA 7.625%, 2/15/25§	200,000	202,750
Altice Luxembourg SA 7.625%, 2/15/25 (x)§	500,000	478,125
Charter Communications Operating LLC
4.908%, 7/23/25	1,600,000	1,692,640
Cox Communications, Inc. 2.950%, 6/30/23§	125,000	123,106
CSC Holdings LLC 6.750%, 11/15/21	65,000	69,712
Time Warner Cable LLC 5.000%, 2/1/20	167,000	174,202
4.500%, 9/15/42	290,000	268,975
Time Warner, Inc. 3.400%, 6/15/22	76,000	77,425

See Notes to Financial Statements.

1247

EQ ADVISORS TRUST

EQ/QUALITY BOND PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

	Principal Amount		Value (Note 1)
3.600%, 7/15/25		$320,000	$319,709
Ziggo Secured Finance BV 5.500%, 1/15/27§		255,000	253,088

			4,702,232

Total Consumer Discretionary			9,451,076

Consumer Staples (0.3%)
Food Products (0.2%)
Bunge Ltd. Finance Corp. 8.500%, 6/15/19		4,000	4,337
Danone SA 2.589%, 11/2/23§		900,000	874,050
Marfrig Holdings Europe BV 8.000%, 6/8/23§		200,000	208,000
Minerva Luxembourg SA 6.500%, 9/20/26 (x)§		260,000	267,735
Tyson Foods, Inc. 2.650%, 8/15/19		1,858,000	1,867,991
3.950%, 8/15/24		277,000	291,456

			3,513,569

Tobacco (0.1%)
BAT Capital Corp. 2.764%, 8/15/22§		900,000	892,761
Imperial Brands Finance plc 2.950%, 7/21/20§		1,000,000	1,007,659

			1,900,420

Total Consumer Staples			5,413,989

Energy (0.5%)
Energy Equipment & Services (0.0%)
Diamond Offshore Drilling, Inc. 4.875%, 11/1/43		129,000	93,989
Nabors Industries, Inc. 5.500%, 1/15/23 (x)		322,000	312,340
Odebrecht Drilling Norbe VIII/IX Ltd.
6.350%, 6/30/21 (h)§		357,500	225,225

			631,554

Oil, Gas & Consumable Fuels (0.5%)
Cenovus Energy, Inc. 5.700%, 10/15/19		87,000	91,404
3.000%, 8/15/22		22,000	21,808
Cheniere Energy Partners LP 5.250%, 10/1/25§		155,000	157,906
Ecopetrol SA 5.875%, 5/28/45		108,000	110,700
Encana Corp. 3.900%, 11/15/21		165,000	169,228
Energy Transfer Equity LP 4.250%, 3/15/23		240,000	237,600
Energy Transfer LP 6.700%, 7/1/18		353,000	360,861
4.500%, 11/1/23		1,800,000	1,862,249
EnLink Midstream Partners LP 5.050%, 4/1/45		290,000	286,085
Enterprise Products Operating LLC 3.700%, 2/15/26		382,000	391,554
Hess Corp. 4.300%, 4/1/27		300,000	299,757
Kerr-McGee Corp. 6.950%, 7/1/24		400,000	472,419
Kinder Morgan Energy Partners LP 4.150%, 3/1/22		193,000	200,820
Noble Energy, Inc. 3.900%, 11/15/24		234,000	242,028
PDC Energy, Inc. 5.750%, 5/15/26§		206,000	210,635
Petrobras Global Finance BV 6.125%, 1/17/22		810,000	859,612
6.250%, 3/17/24		185,000	195,869
Petroleos Mexicanos
4.625%, 9/21/23		345,000	354,919
6.500%, 3/13/27§		150,000	164,250
Plains All American Pipeline LP 3.600%, 11/1/24		314,000	305,365
Sabine Pass Liquefaction LLC 5.875%, 6/30/26		200,000	223,499
5.000%, 3/15/27		218,000	232,588
SM Energy Co. 6.500%, 1/1/23		16,000	16,250
Ultrapar International SA 5.250%, 10/6/26§		200,000	203,500
Williams Partners LP 4.125%, 11/15/20		172,000	179,497

			7,850,403

Total Energy			8,481,957

Financials (6.3%)
Banks (3.1%)
Banco Espirito Santo SA 4.000%, 1/21/19 (h)(m)(r)	EUR	1,700,000	611,924
Banco Santander SA 3.500%, 4/11/22		$200,000	203,563
Bank of America Corp. 5.650%, 5/1/18		200,000	202,447
3.300%, 1/11/23		2,000,000	2,046,915
(ICE LIBOR USD 3 Month + 1.00%), 2.365%, 4/24/23 (k)		600,000	612,665
(ICE LIBOR USD 3 Month + 1.02%), 2.881%, 4/24/23 (k)		405,000	403,798
4.100%, 7/24/23		900,000	956,653
4.125%, 1/22/24		1,700,000	1,811,313
(ICE LIBOR USD 3 Month + 1.58%), 3.824%, 1/20/28 (k)		405,000	418,432
(ICE LIBOR USD 3 Month + 1.37%), 3.593%, 7/21/28 (k)		325,000	330,205
Series Z
(ICE LIBOR USD 3 Month + 4.17%), 6.500%, 10/23/24 (k)(y)		112,000	126,695
Bank of Nova Scotia (The) 1.875%, 4/26/21		900,000	882,783
Barclays Bank plc 7.625%, 11/21/22		900,000	1,019,250

See Notes to Financial Statements.

1248

EQ ADVISORS TRUST

EQ/QUALITY BOND PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

	Principal Amount		Value (Note 1)
(ICE LIBOR USD 6 Month + 1.73%), 6.860%, 6/15/32 (k)(y)§		$51,000	$61,384
Barclays plc
(ICE LIBOR USD 3 Month + 2.11%), 3.520%, 8/10/21 (k)		1,300,000	1,361,490
3.684%, 1/10/23		925,000	936,877
3.650%, 3/16/25		206,000	205,994
BNP Paribas SA
3.800%, 1/10/24§		325,000	335,684
4.625%, 3/13/27§		205,000	218,939
Capital One NA
(ICE LIBOR USD 3 Month + 1.15%), 2.572%, 8/17/18 (k)		1,750,000	1,758,526
Citigroup, Inc.
1.700%, 4/27/18		1,000,000	998,230
2.700%, 3/30/21		500,000	501,313
(ICE LIBOR USD 3 Month + 0.96%), 2.327%, 4/25/22 (k)		2,100,000	2,124,967
3.875%, 3/26/25		320,000	327,472
(ICE LIBOR USD 3 Month + 1.39%), 3.668%, 7/24/28 (k)		565,000	572,221
Commonwealth Bank of Australia 1.750%, 11/2/18		900,000	897,849
Compass Bank 5.500%, 4/1/20		543,000	570,304
2.875%, 6/29/22		410,000	406,408
Cooperatieve Rabobank UA 6.875%, 3/19/20 (m)	EUR	600,000	827,896
4.375%, 8/4/25		$445,000	469,664
Credit Agricole SA 3.375%, 1/10/22§		320,000	324,495
Credit Suisse Group Funding Guernsey Ltd. 3.800%, 9/15/22		800,000	823,580
3.800%, 6/9/23		255,000	262,719
3.750%, 3/26/25		1,800,000	1,835,848
Dexia Credit Local SA 2.375%, 9/20/22§		1,400,000	1,384,166
HSBC Holdings plc
(ICE LIBOR USD 3 Month + 1.55%), 4.041%, 3/13/28 (k)		895,000	929,882
Intesa Sanpaolo SpA 3.928%, 9/15/26 (m)	EUR	102,000	134,203
JPMorgan Chase & Co. 6.300%, 4/23/19		$89,000	93,690
4.400%, 7/22/20		1,121,000	1,177,103
2.550%, 3/1/21		700,000	699,831
(ICE LIBOR USD 3 Month + 1.16%), 3.220%, 3/1/25 (k)		400,000	403,174
(ICE LIBOR USD 3 Month + 1.34%), 3.782%, 2/1/28 (k)		263,000	271,499
(ICE LIBOR USD 3 Month + 1.38%), 3.540%, 5/1/28 (k)		295,000	299,055
Lloyds Banking Group plc 3.100%, 7/6/21		400,000	403,965
4.650%, 3/24/26		200,000	210,791
Mitsubishi UFJ Financial Group, Inc.
3.850%, 3/1/26		201,000	208,479
Nordea Hypotek AB
Series 5530 2.250%, 6/19/19	SEK	16,400,000	2,071,269
Nordea Kredit Realkreditaktieselskab 2.000%, 1/1/18	DKK	6,500,000	1,047,840
1.000%, 10/1/18		24,700,000	4,022,519
Royal Bank of Scotland Group plc
(EURIBOR 3 Month + 2.33%), 2.001%, 3/31/18 (k)(m)(y)	EUR	100,000	118,335
(USD Swap Semi 5 Year + 7.60%), 8.625%, 8/15/21 (k)(y)		$260,000	291,850
Series U
(ICE LIBOR USD 3 Month + 2.32%), 3.655%, 9/30/27 (k)(x)(y)		400,000	395,440
Royal Bank of Scotland plc (The) 6.934%, 4/9/18 (m)	EUR	600,000	733,948
Santander Holdings USA, Inc. 2.700%, 5/24/19		$800,000	801,797
4.400%, 7/13/27§		405,000	414,388
Santander Issuances SAU 5.179%, 11/19/25		200,000	215,919
3.250%, 4/4/26 (m)	EUR	300,000	396,671
Santander UK Group Holdings plc 2.875%, 8/5/21		$1,149,000	1,145,314
Santander UK plc 5.000%, 11/7/23§		245,000	262,074
Standard Chartered plc
(USD Swap Semi 5 Year + 6.30%), 7.500%, 4/2/22 (k)(m)(y)		200,000	215,880
(ICE LIBOR USD 3 Month + 1.51%), 2.888%, 1/30/27 (k)(y)§		200,000	186,500
Sumitomo Mitsui Banking Corp.
(ICE LIBOR USD 3 Month + 0.67%), 2.027%, 10/19/18 (k)		1,700,000	1,705,938
Toronto-Dominion Bank (The) 2.500%, 1/18/22§		1,100,000	1,095,769
UBS Group Funding Switzerland AG 3.000%, 4/15/21§		1,000,000	1,006,670
4.125%, 9/24/25§		220,000	231,069
US Bancorp
Series J (ICE LIBOR USD 3 Month + 2.91%), 5.300%, 4/15/27 (k)(y)		171,000	184,680

See Notes to Financial Statements.

1249

EQ ADVISORS TRUST

EQ/QUALITY BOND PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

	Principal Amount	Value (Note 1)
Wells Fargo & Co. 3.069%, 1/24/23	$318,000	$319,797
(ICE LIBOR USD 3 Month + 1.23%), 2.610%, 10/31/23 (k)	1,600,000	1,653,543
Westpac Banking Corp. 2.100%, 2/25/21§	2,400,000	2,368,242

		52,549,793

Capital Markets (0.9%)
Bank of New York Mellon Corp. (The) 2.600%, 8/17/20	700,000	704,933
Blackstone CQP Holdco LP 6.000%, 8/18/21 (b)§	800,000	802,000
Deutsche Bank AG
(ICE LIBOR USD 3 Month + 1.91%), 3.320%, 5/10/19 (k)	1,700,000	1,732,404
3.300%, 11/16/22	1,100,000	1,092,958
Goldman Sachs Group, Inc. (The) 7.500%, 2/15/19	829,000	876,230
2.350%, 11/15/21	234,000	230,345
5.750%, 1/24/22	310,000	342,758
(ICE LIBOR USD 3 Month + 0.82%), 2.876%, 10/31/22 (k)	1,100,000	1,095,582
3.850%, 7/8/24	315,000	326,653
3.750%, 5/22/25	234,000	240,525
Series D 6.000%, 6/15/20	243,000	262,715
Series P (ICE LIBOR USD 3 Month + 2.87%), 5.000%, 11/10/22 (k)(y)	213,000	209,613
Israel Electric Corp. Ltd.
Series 6 5.000%, 11/12/24 (m)	231,000	246,015
Morgan Stanley 5.625%, 9/23/19	162,000	170,952
5.500%, 7/24/20	276,000	295,993
2.500%, 4/21/21	1,000,000	996,516
3.125%, 7/27/26	800,000	786,924
(ICE LIBOR USD 3 Month + 1.34%), 3.591%, 7/22/28 (k)	680,000	685,900
Series 3NC2
(ICE LIBOR USD 3 Month + 0.80%), 2.213%, 2/14/20 (k)	800,000	806,690
S&P Global, Inc. 4.400%, 2/15/26	316,000	341,155
UBS AG
(ICE LIBOR USD 3 Month + 0.32%), 1.835%, 12/7/18 (k)§	700,000	700,886
(ICE LIBOR USD 3 Month + 0.58%), 2.103%, 6/8/20 (k)§	1,000,000	1,005,057
2.450%, 12/1/20§	900,000	897,131
7.625%, 8/17/22	960,000	1,123,200

		15,973,135

Consumer Finance (0.6%)
AGFC Capital Trust I
(ICE LIBOR USD 3 Month + 1.75%), 3.109%, 1/15/67 (b)(k)§	1,070,000	632,905
Capital One Financial Corp. 3.300%, 10/30/24	398,000	396,105
Ford Motor Credit Co. LLC 2.943%, 1/8/19	900,000	905,521
3.200%, 1/15/21	1,700,000	1,723,290
5.875%, 8/2/21	700,000	768,909
3.664%, 9/8/24	538,000	544,032
General Motors Financial Co., Inc.
(ICE LIBOR USD 3 Month + 0.93%), 2.289%, 4/13/20 (k)	900,000	910,471
3.200%, 7/13/20	1,000,000	1,012,126
4.000%, 1/15/25	55,000	56,375
4.300%, 7/13/25	70,000	73,138
LeasePlan Corp. NV 2.875%, 1/22/19§	800,000	796,302
Navient Corp. 4.875%, 6/17/19	800,000	813,500
6.625%, 7/26/21	260,000	274,625
Springleaf Finance Corp. 6.125%, 5/15/22	700,000	727,562
Synchrony Financial 3.950%, 12/1/27	405,000	403,010

		10,037,871

Diversified Financial Services (0.2%)
CSMC Trust
Series 2016-MMF
(ICE LIBOR USD 1 Month + 4.60%), 6.077%, 11/15/33 (k)	170,000	171,796
Doric Nimrod Air Finance Alpha Ltd. Pass-Through Trust, Class A
Series 2012-1 A 5.125%, 11/30/22§	365,468	380,087
Nationwide Building Society
4.000%, 9/14/26§	435,000	440,060
NTT Finance Corp.
1.900%, 7/21/21(m)	600,000	580,956
Private Export Funding Corp.
Series II 2.050%, 11/15/22	79,000	77,710
Series Z 4.375%, 3/15/19	20,000	20,594
Rio Oil Finance Trust
Series 2014-1 9.250%, 7/6/24 (m)(x)	354,206	381,656
9.250%, 7/6/24§	354,206	381,656
US Capital Funding II Ltd.
(ICE LIBOR USD 3 Month + 0.75%), 2.127%, 8/1/34 (k)§	700,000	616,701
Waha Aerospace BV 3.925%, 7/28/20§	334,500	339,517

		3,390,733

Insurance (0.1%)
Hartford Financial Services Group, Inc. (The)
5.500%, 3/30/20	25,000	26,624
Lincoln National Corp. 8.750%, 7/1/19	55,000	59,917
MetLife Capital Trust IV 7.875%, 12/15/37§	192,000	256,320
Nationwide Mutual Insurance Co. 9.375%, 8/15/39§	100,000	170,267
New York Life Global Funding 2.900%, 1/17/24§	900,000	902,642

See Notes to Financial Statements.

1250

EQ ADVISORS TRUST

EQ/QUALITY BOND PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

	Principal Amount		Value (Note 1)
XLIT Ltd.
(EURIBOR 3 Month + 2.90%), 3.250%, 6/29/47 (k)	EUR	114,000	$137,809

			1,553,579

Thrifts & Mortgage Finance (1.4%)
BRFkredit A/S
Series 321E 4.000%, 1/1/18	DKK	6,800,000	1,096,385
1.000%, 4/1/18		28,600,000	4,626,360
2.000%, 4/1/18		6,400,000	1,037,769
1.000%, 10/1/18		4,200,000	684,042
Nykredit Realkredit A/S
Series 12H 2.000%, 1/1/18		3,300,000	531,981
2.000%, 4/1/18 (m)		15,000,000	2,432,119
2.000%, 7/1/18		13,500,000	2,201,144
Series 13H 1.000%, 4/1/18		10,700,000	1,730,841
1.000%, 7/1/18 (m)		10,100,000	1,638,769
Series 13HH 1.000%, 10/1/18 (m)		13,500,000	2,198,707
Realkredit Danmark A/S
1.000%, 1/1/18		100,000	16,119
Series 10f 1.000%, 4/1/18		12,100,000	1,957,306
Series 10F 1.000%, 4/1/18		5,600,000	905,861
Series 10T 2.000%, 4/1/18		3,400,000	551,315
Sveriges Sakerstallda Obligationer AB
Series 140 4.000%, 9/18/19	SEK	10,000,000	1,305,881

			22,914,599

Total Financials			106,419,710

Health Care (0.1%)
Biotechnology (0.0%)
Amgen, Inc. 6.150%, 6/1/18		$19,000	19,323
Biogen, Inc. 4.050%, 9/15/25		360,000	380,673

			399,996

Health Care Equipment & Supplies (0.1%)
Becton Dickinson and Co. 3.734%, 12/15/24		90,000	92,065
Boston Scientific Corp. 2.850%, 5/15/20		600,000	603,284

			695,349

Health Care Providers & Services (0.0%)
HCA, Inc.
5.250%, 6/15/26		47,000	49,761
4.500%, 2/15/27		28,000	28,210

			77,971

Pharmaceuticals (0.0%)
Teva Pharmaceutical Finance Netherlands III BV 3.150%, 10/1/26 (x)		282,000	231,592
Valeant Pharmaceuticals International, Inc. 6.125%, 4/15/25§		195,000	178,425

			410,017

Total Health Care			1,583,333

Industrials (0.2%)
Aerospace & Defense (0.0%)
Embraer Netherlands Finance BV 5.400%, 2/1/27		240,000	257,399

Airlines (0.1%)
Delta Air Lines, Inc. 3.625%, 3/15/22		800,000	815,040

Construction & Engineering (0.0%)
Odebrecht 6.625%, 10/1/22 (h)		754,740	303,783
Odebrecht Finance Ltd. 5.250%, 6/27/29§		254,000	71,298

			375,081

Industrial Conglomerates (0.0%)
Alfa SAB de CV 5.250%, 3/25/24§		235,000	248,513
General Electric Co.
Series D (ICE LIBOR USD 3 Month + 3.33%), 5.000%, 1/21/21 (k)(y)		99,000	101,534

			350,047

Road & Rail (0.0%)
Avis Budget Car Rental LLC 5.250%, 3/15/25 (x)§		149,000	147,510

Transportation Infrastructure (0.1%)
Adani Ports & Special Economic Zone Ltd. 3.950%, 1/19/22§		245,000	249,900
Central Nippon Expressway Co. Ltd.
(ICE LIBOR USD 3 Month + 1.00%), 2.468%, 5/28/21 (k)(m)		1,600,000	1,623,488

			1,873,388

Total Industrials			3,818,465

Information Technology (0.3%)
Communications Equipment (0.0%)
Motorola Solutions, Inc. 3.500%, 3/1/23		193,000	193,773

IT Services (0.0%)
Total System Services, Inc. 3.750%, 6/1/23		56,000	57,219

Semiconductors & Semiconductor Equipment (0.0%)
Broadcom Corp. 3.625%, 1/15/24§		81,000	80,476
3.875%, 1/15/27§		177,000	174,276
KLA-Tencor Corp.
4.650%, 11/1/24		312,000	337,282
Lam Research Corp.
2.800%, 6/15/21		133,000	133,585

			725,619

See Notes to Financial Statements.

1251

EQ ADVISORS TRUST

EQ/QUALITY BOND PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

	Principal Amount		Value (Note 1)
Software (0.1%)
Oracle Corp. 1.900%, 9/15/21		$1,000,000	$981,820
VMware, Inc. 2.950%, 8/21/22		927,000	922,598

			1,904,418

Technology Hardware, Storage & Peripherals (0.2%)
Dell International LLC 4.420%, 6/15/21§		747,000	779,144
5.450%, 6/15/23§		1,003,000	1,085,347
6.020%, 6/15/26§		73,000	80,334
Hewlett Packard Enterprise Co. 2.100%, 10/4/19§		279,000	276,648
HP, Inc. 4.650%, 12/9/21		130,000	138,199
Seagate HDD Cayman 4.750%, 1/1/25 (x)		170,000	167,585
Western Digital Corp. 7.375%, 4/1/23§		242,000	260,755

			2,788,012

Total Information Technology			5,669,041

Materials (0.2%)
Chemicals (0.1%)
Eastman Chemical Co. 3.800%, 3/15/25		110,000	114,348
LYB International Finance BV 4.000%, 7/15/23		345,000	359,884
Mosaic Co. (The) 5.625%, 11/15/43		103,000	110,828
NOVA Chemicals Corp. 5.250%, 8/1/23§		166,000	170,781
Sociedad Quimica y Minera de Chile SA 3.625%, 4/3/23§		292,000	295,650
SPCM SA 4.875%, 9/15/25§		240,000	241,800

			1,293,291

Metals & Mining (0.1%)
Anglo American Capital plc 3.750%, 4/10/22§		240,000	243,522
Corp. Nacional del Cobre de Chile 3.625%, 8/1/27§		202,000	201,268
Glencore Funding LLC 4.125%, 5/30/23§		137,000	141,822
Vale Overseas Ltd. 6.875%, 11/21/36		220,000	269,059
Yamana Gold, Inc. 4.950%, 7/15/24		171,000	178,406

			1,034,077

Total Materials			2,327,368

Real Estate (0.4%)
Equity Real Estate Investment Trusts (REITs) (0.4%)
Crown Castle International Corp. (REIT) 2.250%, 9/1/21		500,000	488,996
4.875%, 4/15/22		656,000	704,594
Digital Realty Trust LP (REIT) 3.400%, 10/1/20		800,000	815,817
EPR Properties (REIT) 4.500%, 4/1/25		800,000	819,339
Host Hotels & Resorts LP (REIT)
Series D 3.750%, 10/15/23		12,000	12,180
Kilroy Realty LP (REIT) 4.375%, 10/1/25		1,700,000	1,784,809
Trust F/1401 (REIT) 5.250%, 1/30/26§		250,000	264,062
WEA Finance LLC (REIT) 3.250%, 10/5/20§		800,000	812,475
Welltower, Inc. (REIT) 4.000%, 6/1/25		230,000	237,422

			5,939,694

Real Estate Management & Development (0.0%)
Tesco Property Finance 5 plc 5.661%, 10/13/41 (m)	GBP	493,042	780,438

Total Real Estate			6,720,132

Telecommunication Services (0.3%)
Diversified Telecommunication Services (0.2%)
AT&T, Inc. 3.600%, 2/17/23		425,000	434,334
3.400%, 5/15/25		625,000	615,377
4.125%, 2/17/26		313,000	320,490
3.900%, 8/14/27		325,000	323,703
5.150%, 2/14/50		160,000	161,465
CCO Holdings LLC 5.500%, 5/1/26§		173,000	177,325
CenturyLink, Inc.
Series S 6.450%, 6/15/21		128,000	129,440
Series Y 7.500%, 4/1/24 (x)		38,000	37,905
SFR Group SA 5.375%, 5/15/22§	EUR	225,000	277,363
7.375%, 5/1/26§		$500,000	515,000
Verizon Communications, Inc. 3.500%, 11/1/24		365,000	371,318
5.500%, 3/16/47		130,000	147,344

			3,511,064

Wireless Telecommunication Services (0.1%)
MTN Mauritius Investment Ltd. 5.373%, 2/13/22§		200,000	206,800
Rogers Communications, Inc. 4.000%, 6/6/22	CAD	63,000	52,905
Sprint Communications, Inc. 7.000%, 8/15/20		$800,000	848,000

			1,107,705

Total Telecommunication Services			4,618,769

See Notes to Financial Statements.

1252

EQ ADVISORS TRUST

EQ/QUALITY BOND PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

	Principal Amount		Value (Note 1)
Utilities (0.3%)
Electric Utilities (0.3%)
Entergy Arkansas, Inc. 3.750%, 2/15/21		$1,530,000	$1,590,478
NextEra Energy Capital Holdings, Inc.
(ICE LIBOR USD 3 Month + 2.41%), 4.800%, 12/1/77 (k)		1,700,000	1,704,250
Southern Co. (The) 2.350%, 7/1/21		1,000,000	993,228

			4,287,956

Independent Power and Renewable Electricity Producers (0.0%)
AES Corp. 7.375%, 7/1/21		160,000	178,800

Multi-Utilities (0.0%)
Berkshire Hathaway Energy Co. 6.125%, 4/1/36		229,000	306,658

Total Utilities			4,773,414

Total Corporate Bonds			159,277,254

Foreign Government Securities (1.8%)
Arab Republic of Egypt 6.125%, 1/31/22§		210,000	219,450
Iraq Government AID Bond 2.149%, 1/18/22		7,460,000	7,413,502
Japan Bank for International Cooperation 2.375%, 7/21/22		800,000	790,721
Japan International Cooperation Agency 2.750%, 4/27/27		900,000	889,694
Japanese Government CPI Linked Bonds 0.100%, 3/10/27 TIPS	JPY	169,229,768	1,597,394
Kingdom of Jordan 2.578%, 6/30/22		$7,191,000	7,294,550
Republic of Panama 9.375%, 4/1/29		190,000	287,470
Tokyo Metropolitan Government Bond 2.500%, 6/8/22§		1,400,000	1,383,100
Ukraine Government AID Bonds 1.471%, 9/29/21		11,300,000	10,996,030
United Mexican States 4.125%, 1/21/26 (x)		250,000	259,938

Total Foreign Government Securities			31,131,849

Loan Participation (0.2%)
Financials (0.2%)
Consumer Finance (0.2%)
Delos Finance Sarl
(ICE LIBOR USD 3 Month + 2.00%), 3.693%, 10/6/23 (k)		3,000,000	3,021,420

Total Loan Participation			3,021,420

Mortgage-Backed Securities (9.3%)
FHLMC 3.491%, 11/1/31 (l)		3,366	3,532
5.500%, 1/1/35		79,954	88,710
5.500%, 7/1/35		53,322	58,986
4.000%, 7/1/44		572,067	602,883
4.000%, 2/1/46		738,894	778,927
3.500%, 1/15/48 TBA		4,000,000	4,108,750
4.000%, 2/15/48 TBA		2,000,000	2,089,062
FNMA 5.000%, 2/1/24 (l)		199	210
9.000%, 8/1/26		1,035	1,188
3.191%, 1/1/28 (l)		21,929	22,646
4.500%, 4/1/28		5,743	6,112
2.500%, 5/1/30		25,433	25,478
2.500%, 8/1/31		744,364	743,841
2.500%, 11/1/31		1,070,945	1,070,192
2.500%, 12/1/31		352,490	352,242
2.500%, 1/1/32		897,299	896,668
2.500%, 2/1/32		35,819	35,793
1.957%, 3/1/33 (l)		29,088	29,296
5.500%, 4/1/33		73,140	80,991
5.500%, 7/1/33		73,544	81,435
5.500%, 4/1/34		38,134	42,211
5.500%, 5/1/34		27,015	29,904
5.500%, 11/1/34		111,547	123,668
5.500%, 2/1/35		423,650	469,294
4.500%, 8/1/35		59,424	63,721
5.000%, 10/1/35		33,265	36,059
3.320%, 1/1/36 (l)		350,343	365,684
5.000%, 7/1/36		39,917	43,268
3.085%, 2/1/37 (l)		99,023	102,732
4.500%, 7/1/37		11,546	12,371
4.500%, 8/1/37		14,332	15,370
4.500%, 4/1/38		100,974	108,433
4.500%, 2/1/39		472,818	507,744
4.500%, 3/1/39		536,601	576,239
4.500%, 4/1/39		304,910	327,433
4.500%, 5/1/39		5,925	6,363
4.500%, 6/1/39		48,217	51,779
4.500%, 7/1/39		410,584	440,964
5.000%, 12/1/39		109,015	118,120
4.500%, 1/1/40		49,005	52,610
3.320%, 12/1/40 (l)		8,605	8,935
4.000%, 12/1/40		342,147	360,685
4.500%, 3/1/41		66,868	71,724
4.500%, 5/1/41		5,743	6,178
4.500%, 7/1/41		4,430	4,750
4.500%, 9/1/42		182,920	196,431
4.500%, 11/1/42		71,767	77,068
4.000%, 10/1/43		1,386,061	1,460,507
3.000%, 5/1/45		142,910	143,278
3.000%, 8/1/45		1,207,549	1,210,284
3.000%, 1/25/48 TBA		27,000,000	27,006,329
3.500%, 1/25/48 TBA		43,503,000	44,682,340
4.000%, 1/25/48 TBA		45,167,000	47,241,859
4.500%, 1/25/48 TBA		12,057,000	12,827,517
GNMA 8.000%, 7/15/26		188	206
2.750%, 7/20/27 (l)		1,633	1,663
3.000%, 5/15/43		386,690	392,067
3.000%, 7/15/45		728,698	736,327
3.000%, 5/20/46		687,045	694,157

See Notes to Financial Statements.

1253

EQ ADVISORS TRUST

EQ/QUALITY BOND PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

	Principal Amount		Value (Note 1)
3.500%, 1/15/48 TBA		$1,000,000	$1,034,844
3.500%, 1/15/48 TBA		3,175,000	3,283,645
4.000%, 2/15/48 TBA		1,000,000	1,042,305

Total Mortgage-Backed Securities			157,054,008

Municipal Bonds (0.4%)
City of Chicago Taxable General Obligation Bonds, Series 2008A 5.630%, 1/1/22		700,000	710,864
City of Chicago Taxable General Obligation Bonds, Series 2015B 7.750%, 1/1/42		600,000	666,414
City of New York Transitional Finance Authority, Future Tax Secured Bonds, Revenue Bonds, Series 2011B 4.075%, 11/1/20		510,000	535,154
4.325%, 11/1/21		830,000	885,668
Colorado Metro Wastewater Reclamation District, Sewer Improvement Bonds, Revenue Bonds, Series 2009B 4.718%, 4/1/19		445,000	459,636
County of Los Angeles Public Works Financing Authority, Revenue Bonds, Series 2010-B 5.841%, 8/1/21		255,000	282,897
Regents of the University of California Medical Center, Revenue Bonds, Series 2010H 5.235%, 5/15/22		955,000	1,048,704
5.435%, 5/15/23		1,260,000	1,414,426

Total Municipal Bonds			6,003,763

Supranational (0.1%)
European Investment Bank
(EURIBOR 3 Month + 0.03%), 0.000%, 1/15/18 (k)	EUR	1,400,000	1,680,176

Total Supranational			1,680,176

U.S. Government Agency Securities (26.5%)
FFCB 0.875%, 6/13/18		$16,580,000	16,524,193
FHLB 4.750%, 6/8/18		150,000	152,063
1.250%, 1/16/19		22,765,000	22,621,439
1.875%, 3/8/19		3,440,000	3,438,994
5.375%, 5/15/19		215,000	225,495
1.625%, 6/14/19		525,000	523,237
4.125%, 12/13/19		50,000	52,019
4.125%, 3/13/20		1,819,000	1,902,380
4.625%, 9/11/20		1,025,000	1,094,858
1.375%, 9/28/20		55,865,000	54,888,128
3.625%, 3/12/21		50,000	52,309
5.625%, 6/11/21		150,000	167,460
FHLMC 0.750%, 1/12/18		393,000	392,890
4.875%, 6/13/18		3,664,000	3,718,311
3.750%, 3/27/19		2,777,000	2,839,873
1.750%, 5/30/19		2,592,000	2,587,666
2.000%, 7/30/19		64,000	64,160
1.250%, 8/1/19		5,480,000	5,422,903
1.375%, 8/15/19		33,730,000	33,437,959
1.250%, 10/2/19		9,647,000	9,534,773
1.375%, 5/1/20		30,198,000	29,787,153
2.375%, 1/13/22		46,804,000	47,126,849
Financing Corp. 9.400%, 2/8/18		70,000	70,583
9.650%, 11/2/18		140,000	149,029
8.600%, 9/26/19		30,000	33,431
FNMA 1.000%, 4/30/18		392,000	391,469
1.625%, 11/27/18		5,560,000	5,551,190
1.750%, 1/30/19		277,000	277,235
1.750%, 6/20/19		103,379,000	103,198,521
1.000%, 8/28/19		20,000,000	19,697,312
1.750%, 9/12/19		25,075,000	25,001,926
(Zero Coupon), 10/9/19		975,000	938,516
1.625%, 1/21/20		8,660,000	8,603,991
1.500%, 11/30/20		10,455,000	10,304,499
1.375%, 2/26/21		22,630,000	22,160,050
1.875%, 9/24/26		8,457,000	7,983,865
NCUA Guaranteed Notes 3.450%, 6/12/21		20,000	20,713
Resolution Funding Corp.
(Zero Coupon), 7/15/20 STRIPS		4,157,000	3,949,777
Tennessee Valley Authority 3.875%, 2/15/21		818,000	861,599
1.875%, 8/15/22		850,000	834,369

Total U.S. Government Agency Securities			446,583,187

U.S. Treasury Obligations (47.6%)
U.S. Treasury Bonds 8.750%, 5/15/20		200,000	231,875
7.875%, 2/15/21		798,000	939,832
8.125%, 5/15/21		355,000	424,724
8.000%, 11/15/21		265,000	322,782
6.000%, 2/15/26		1,710,000	2,167,291
6.125%, 11/15/27		1,488,000	1,972,065
4.500%, 2/15/36		185,600	238,960
4.750%, 2/15/37		330,000	439,622
4.250%, 5/15/39		200,000	252,750
4.375%, 11/15/39		200,000	257,313
4.625%, 2/15/40		4,670,300	6,210,770
4.375%, 5/15/40		400,000	515,688
4.375%, 5/15/41		3,000,000	3,882,188
3.000%, 5/15/42		1,010,500	1,063,946
2.875%, 5/15/43		1,000,000	1,028,359
3.625%, 8/15/43		3,827,300	4,466,878
3.750%, 11/15/43		336,000	400,391
3.625%, 2/15/44		1,055,000	1,233,114
3.125%, 8/15/44		4,359,100	4,684,670
3.000%, 11/15/44		483,700	508,187

See Notes to Financial Statements.

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December 31, 2017

	Principal Amount	Value (Note 1)
3.000%, 5/15/45	$638,000	$670,149
2.875%, 8/15/45	1,725,000	1,769,338
2.500%, 2/15/46	250,000	237,969
2.500%, 5/15/46	80,700	76,785
2.250%, 8/15/46	1,200,000	1,082,437
3.000%, 5/15/47	7,608,000	7,999,693
2.750%, 11/15/47	1,565,000	1,567,568
U.S. Treasury Inflation Linked Notes 0.125%, 4/15/19 TIPS	2,300,632	2,295,055
0.125%, 4/15/20 TIPS	737,310	735,716
0.250%, 1/15/25 TIPS	1,772,480	1,755,679
0.375%, 7/15/25 TIPS	2,407,924	2,410,411
U.S. Treasury Notes 1.125%, 4/30/20	946,000	929,186
1.500%, 5/31/20	5,311,000	5,258,305
1.500%, 7/15/20	19,220,000	19,015,036
1.625%, 7/31/20	20,970,000	20,807,810
2.625%, 8/15/20	7,762,000	7,896,623
2.625%, 11/15/20	21,358,000	21,740,107
3.625%, 2/15/21	20,115,000	21,094,035
1.125%, 2/28/21	20,525,900	19,962,240
2.000%, 2/28/21 (v)	4,600,000	4,597,125
1.250%, 3/31/21	31,175,000	30,405,367
2.250%, 3/31/21#	6,300,000	6,342,082
3.125%, 5/15/21	8,723,000	9,026,943
1.375%, 5/31/21	7,686,000	7,513,065
2.125%, 8/15/21	17,221,000	17,243,871
1.125%, 9/30/21	9,862,000	9,516,060
2.125%, 9/30/21	12,000,000	12,007,500
1.250%, 10/31/21	14,750,200	14,290,408
2.000%, 11/15/21	3,135,000	3,125,571
1.875%, 11/30/21	9,662,600	9,584,091
1.875%, 1/31/22	1,345,000	1,331,130
2.000%, 2/15/22	9,884,600	9,837,494
1.875%, 2/28/22	1,444,000	1,428,319
1.750%, 3/31/22	22,214,000	21,849,553
1.750%, 5/15/22	23,463,000	23,081,726
1.750%, 5/31/22	15,287,000	15,020,075
1.875%, 7/31/22	7,780,500	7,675,342
1.625%, 8/15/22	34,651,300	33,841,866
1.875%, 9/30/22	1,471,000	1,449,740
1.875%, 10/31/22	11,594,000	11,425,977
1.625%, 11/15/22	11,372,800	11,080,927
2.000%, 11/30/22	2,589,000	2,565,739
2.125%, 12/31/22	42,340,000	42,163,032
2.000%, 2/15/23	6,260,000	6,195,444
1.750%, 5/15/23	12,875,600	12,560,248
2.500%, 8/15/23	16,810,000	17,040,480
2.750%, 11/15/23	10,350,000	10,631,391
2.750%, 2/15/24	21,731,000	22,301,439
2.500%, 5/15/24	48,721,000	49,267,206
2.125%, 7/31/24	10,000,000	9,881,641
2.375%, 8/15/24	12,979,700	13,021,783
2.125%, 9/30/24	7,200,000	7,109,156
2.250%, 11/15/24	18,515,000	18,420,979
2.000%, 2/15/25	21,155,000	20,679,840
2.125%, 5/15/25	30,428,000	29,962,071
2.000%, 8/15/25	134,900	131,496
2.250%, 11/15/25	21,330,500	21,142,192
1.625%, 5/15/26	1,863,500	1,755,330
1.500%, 8/15/26	12,270,000	11,415,414
2.000%, 11/15/26	10,469,300	10,133,546
2.250%, 2/15/27 (v)	15,348,000	15,147,756
2.375%, 5/15/27	14,876,500	14,834,660
2.250%, 8/15/27 (z)	35,610,000	35,112,016

Total U.S. Treasury Obligations		801,692,638

Total Long-Term Debt Securities (102.5%) (Cost $1,727,531,149)		1,726,481,224

	Number of Shares	Value (Note 1)
COMMON STOCKS:
Consumer Staples (0.0%)
Beverages (0.0%)
Crimson Wine Group Ltd.*	2	21

Total Consumer Staples		21

Financials (0.0%)
Diversified Financial Services (0.0%)
Leucadia National Corp.	29	768

Total Financials		768

Total Common Stocks (0.0%) (Cost $–)		789

	Principal Amount	Value (Note 1)
SHORT-TERM INVESTMENTS:
Certificates of Deposit (0.3%)
Barclays Bank plc
(ICE LIBOR USD 3 Month + 0.47%), 1.89%, 5/17/18 (k)	$400,000	400,039
1.94%, 9/4/18	3,900,000	3,900,328

Total Certificates of Deposit		4,300,367

Commercial Paper (0.4%)
Deutsche Telekom AG 2.01%, 1/30/18 (n)(p)	1,900,000	1,896,823
Electricite de France SA 2.35%, 1/5/18 (n)(p)	1,300,000	1,299,575
Glencore Funding LLC 2.01%, 1/22/18 (n)(p)	800,000	799,021
Mizuho Bank Ltd. 1.72%, 1/19/18 (n)(p)	2,400,000	2,397,826
WPP CP Finance plc 1.99%, 1/12/18 (n)(p)	500,000	499,668
1.85%, 2/13/18 (n)(p)	400,000	399,100

Total Commercial Paper		7,292,013

Foreign Government Treasury Bills (1.0%)
Argentina Treasury Bills 5.67%, 2/9/18 (p)	1,300,000	1,291,979
4.12%, 3/16/18 (p)	800,000	793,284

See Notes to Financial Statements.

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PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

	Principal Amount		Value (Note 1)
Japan Treasury Bills (0.08)%, 2/26/18 (p)	JPY	190,000,000	$1,686,481
(0.13)%, 4/5/18 (p)		1,230,000,000	10,919,969
U.K. Treasury Bills 0.24%, 1/29/18 (p)	GBP	1,900,000	2,564,790

Total Foreign Government Treasury Bills			17,256,503

Repurchase Agreements (0.1%)
Bank of Nova Scotia, 1.35%, dated 12/29/17, due 1/2/18, repurchase price $100,015, collateralized by various U.S. Government Treasury Securities, ranging from 3.625%-3.875%, maturing 4/15/29-8/15/43; total market value $102,000. (xx)		$100,000	100,000
Bank of Nova Scotia (The), 1.39%, dated 12/29/17, due 1/2/18, repurchase price $97,571, collateralized by various U.S. Government Treasury Securities, ranging from 0.000%-3.750%, maturing 1/11/18-2/15/47; total market value $99,589. (xx)		97,556	97,556
Bank of Nova Scotia (The), 1.39%, dated 12/29/17, due 1/2/18, repurchase price $100,015, collateralized by various U.S. Government Treasury Securities, ranging from 0.000%-3.750%, maturing 1/11/18-2/15/47; total market value $102,084. (xx)		100,000	100,000
Bank of Nova Scotia (The), 1.39%, dated 12/29/17, due 1/2/18, repurchase price $200,031, collateralized by various U.S. Government Treasury Securities, ranging from 0.000%-3.750%, maturing 1/11/18-2/15/47; total market value $204,168. (xx)		200,000	200,000
Citigroup Global Markets Ltd., 1.40%, dated 12/29/17, due 1/2/18, repurchase price $100,016, collateralized by various Foreign Government Agency Securities, ranging from 1.625%-2.500%, maturing 3/16/21-7/29/25, U.S. Government Treasury Securities, ranging from 0.875%-7.250%, maturing from 8/15/20-2/15/47; total market value $102,000. (xx)		$100,000	100,000
Deutsche Bank AG, 1.81%, dated 12/29/17, due 1/2/18, repurchase price $200,040, collateralized by various Common Stocks, U.S. Government Treasury Securities, ranging from 1.875%-2.250%, maturing 4/30/22-8/15/46; total market value $222,444. (xx)		200,000	200,000
Deutsche Bank AG, 1.81%, dated 12/29/17, due 1/2/18, repurchase price $100,020, collateralized by various Common Stocks, U.S. Government Treasury Securities, ranging from 1.875%-2.250%, maturing 4/30/22-8/15/46; total market value $111,222. (xx)		100,000	100,000
Deutsche Bank AG, 1.81%, dated 12/29/17, due 1/2/18, repurchase price $33,672, collateralized by various Common Stocks, U.S. Government Treasury Securities, ranging from 1.875%-2.250%, maturing 4/30/22-8/15/46; total market value $37,443. (xx)		33,665	33,665
Deutsche Bank AG, 1.81%, dated 12/29/17, due 1/2/18, repurchase price $200,040, collateralized by various Common Stocks, U.S. Government Treasury Securities, ranging from 1.875%-2.250%, maturing 4/30/22-8/15/46; total market value $222,444. (xx)		200,000	200,000
Deutsche Bank AG, 1.55%, dated 12/29/17, due 1/2/18, repurchase price $100,017, collateralized by various Corporate Bonds, ranging from 1.750%-1.875%, maturing 9/5/19-4/14/22, Foreign Government Agency Securities, ranging from 1.875%-2.000%, maturing 3/15/19-5/2/25; total market value $102,000. (xx)		100,000	100,000

See Notes to Financial Statements.

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PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

	Principal Amount	Value (Note 1)
NBC Global Finance Ltd., 1.59%, dated 12/29/17, due 1/2/18, repurchase price $100,018, collateralized by various Common Stocks; total market value $111,243. (xx)	$100,000	$100,000
NBC Global Finance Ltd., 1.59%, dated 12/29/17, due 1/2/18, repurchase price $200,035, collateralized by various Common Stocks; total market value $222,485. (xx)	200,000	200,000
NBC Global Finance Ltd., 1.59%, dated 12/29/17, due 1/2/18, repurchase price $200,035, collateralized by various Common Stocks; total market value $222,485. (xx)	200,000	200,000
Nomura Securities Co. Ltd., 1.40%, dated 12/29/17, due 1/2/18, repurchase price $100,016, collateralized by various U.S. Government Treasury Securities, ranging from 0.000%-7.125%, maturing 1/4/18-8/15/47; total market value $102,000. (xx)	100,000	100,000
RBS Securities, Inc., 1.37%, dated 12/29/17, due 1/2/18, repurchase price $196,169, collateralized by various U.S. Government Treasury Securities, ranging from 1.750%-1.875%, maturing 2/28/22-9/30/22; total market value $200,063. (xx)	196,139	196,139

Total Repurchase Agreements		2,027,360

U.S. Government Agency Securities (2.8%)
FHLB 0.72%, 1/5/18 (o)(p)	2,425,000	2,424,758
1.09%, 1/19/18 (o)(p)	1,000,000	999,425
1.12%, 1/24/18 (o)(p)	14,000,000	13,989,588
1.20%, 2/9/18 (o)(p)	2,700,000	2,696,414
1.21%, 2/16/18 (o)(p)	8,115,000	8,102,238
1.30%, 3/6/18 (o)(p)	2,100,000	2,095,070
1.35%, 3/16/18 (o)(p)	6,493,000	6,474,792
FHLMC 1.44%, 4/23/18 (o)(p)	11,000,000	10,950,659

Total U.S. Government Agency Securities		47,732,944

Total Short-Term Investments (4.6%) (Cost $78,526,941)		78,609,187

	Number of Contracts	Value (Note 1)
OPTIONS PURCHASED:
Put Options Purchased (0.0%)
Future Interest Rate Options (0.0%)
Euro-Bund 02/23/2018 at EUR 149.00, American Style Notional Amount: EUR 10,000,000 Exchange Traded*	100	$1,200
U.S. Treasury 10 Year Note 02/23/2018 at USD 112.50, American Style Notional Amount: USD 1,500,000 Exchange Traded*	15	—
U.S. Treasury 10 Year Note 02/23/2018 at USD 113.00, American Style Notional Amount: USD 4,600,000 Exchange Traded*	46	—
U.S. Treasury 10 Year Note 02/23/2018 at USD 113.50, American Style Notional Amount: USD 16,500,000 Exchange Traded*	165	—
U.S. Treasury 5 Year Note 02/23/2018 at USD 108.50, American Style Notional Amount: USD 34,600,000 Exchange Traded*	346	—
3 Month Eurodollar 03/19/2018 at USD 98.25, American Style Notional Amount: USD 37,000,000 Exchange Traded*	148	19,425

Total Options Purchased (0.0%) (Cost $18,773)		20,625

Total Investments in Securities (107.1%) (Cost $1,806,076,863)		1,805,111,825
Other Assets Less Liabilities (-7.1%)		(120,386,219)

Net Assets (100%)		$1,684,725,606

*	Non-income producing.
§	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold to qualified institutional buyers. At December 31, 2017, the market value of these securities amounted to $92,931,567 or 5.5% of net assets. Securities denoted with “§” but without “b” have been determined to be liquid under the guidelines established by the Board of Trustees. To the extent any securities might provide a right to demand registration, such rights have not been relied upon when determining liquidity.
#	All, or a portion of security held by broker as collateral for financial futures contracts, with a total collateral value of $517,433.

See Notes to Financial Statements.

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December 31, 2017

(b)	Rule 144A Illiquid Security. At December 31, 2017, the market value of these securities amounted to $4,779,511 or 0.3% of net assets.
(h)	Defaulted security. A security is classified as defaulted if the issuer files for bankruptcy or fails to make a scheduled interest or principal payment within the grace period set forth in the security’s governing documents.
(k)	Variable or floating rate security, linked to the referenced benchmark. The interest rate shown was the current rate as of December 31, 2017.
(l)	Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. The interest rate shown was the current rate as of December 31, 2017.
(m)	Regulation S is an exemption for securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. Resale restrictions may apply for purposes of the Securities Act of 1933. At December 31, 2017, the market value of these securities amounted to $17,878,274 or 1.1% of net assets.
(n)	Section 4(2) Commercial Paper. Private placement for non-current transactions. Notes are usually sold to accredited investors without the intent to freely re-sell their holding.
(o)	Discount Note Security. Effective rate calculated as of December 31, 2017.
(p)	Yield to maturity.
(r)	Value determined using significant unobservable inputs.
(v)	All, or a portion of security held by broker as collateral for forward foreign currency contracts, with a total collateral value of $2,401,595.
(x)	All or a portion of security is on loan at December 31, 2017.
(xx)	At December 31, 2017, the Portfolio had loaned securities with a total value of $1,977,180. This was secured by cash collateral of $2,027,360 which was subsequently invested in joint repurchase agreements with a total value of $2,027,360, as detailed in the Notes to the Financial Statements, for which the Portfolio has a proportionate interest as reported in the Portfolio of Investments as Repurchase Agreements, and $34,386 collateralized by various U.S. Government Treasury Securities, ranging from 0.000% – 3.625%, maturing 6/21/18 – 8/15/47.
(y)	Securities are perpetual and, thus, do not have a predetermined maturity date. The coupon rate for these securities are fixed for a period of time and may be structured to adjust thereafter. The date shown, if applicable, reflects the next call date. The coupon rate shown is the rate in effect as of December 31, 2017.
(z)	All or a portion of the Security is held as a Sale-Buyback position. See Note 1

Glossary:

ARM	—	Adjustable Rate Mortgage
CAD	—	Canadian Dollar
CLO	—	Collateralized Loan Obligation
CPI	—	Consumer Price Index
DKK	—	Denmark Krone
EUR	—	European Currency Unit
EURIBOR	—	Euro Interbank Offered Rate
FFCB	—	Federal Farm Credit Bank
FHLB	—	Federal Home Loan Bank
FHLMC	—	Federal Home Loan Mortgage Corp.
FNMA	—	Federal National Mortgage Association
GBP	—	British Pound
GNMA	—	Government National Mortgage Association
ICE	—	Intercontinental Exchange
IO	—	Interest Only
JPY	—	Japanese Yen
KRW	—	Korean Republic Won
LIBOR	—	London Interbank offered Rate
MXN	—	Mexican Peso
MYR	—	Malaysian Ringgit
NCUA	—	National Credit Union Administration
REMIC	—	Real Estate Mortgage Investment Conduit
RUB	—	Russian Ruble
SEK	—	Swedish Krona
SGD	—	Singapore Dollar
STRIPS	—	Separate Trading of Registered Interest and Principal Securities. The STRIPS Program lets investors hold and trade individual interest and principal components of eligible notes and bonds as separate securities.
TBA	—	To Be Announced; Security is subject to delayed delivery
TIPS	—	Treasury Inflation Protected Security
TWD	—	New Taiwan Dollar
USD	—	United States Dollar

Futures contracts outstanding as of December 31, 2017 (Note 1):

Description	Number of Contracts	Expiration Date	Trading Currency	Notional Amount ($)	Value and Unrealized Appreciation (Depreciation) ($)
Long Contracts
3 Month Euro Euribor	251	3/2018	EUR	75,531,517	(2,785)
Euro-Bund	55	3/2018	EUR	10,669,546	(78,154)
Euro-Buxl	6	3/2018	EUR	1,179,645	(3,655)
U.S. Treasury 10 Year Note	186	3/2018	USD	23,072,719	(77,058)
U.S. Treasury 2 Year Note	33	3/2018	USD	7,065,609	(9,322)
U.S. Treasury 5 Year Note	643	3/2018	USD	74,693,492	(281,604)
U.S. Treasury Ultra Bond	39	3/2018	USD	6,538,594	59,529
3 Month Euro Euribor	160	6/2018	EUR	48,142,781	(2,566)

					(395,615)

See Notes to Financial Statements.

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December 31, 2017

Futures contracts outstanding as of December 31, 2017 (Note 1):

Description	Number of Contracts	Expiration Date	Trading Currency	Notional Amount ($)	Value and Unrealized Appreciation (Depreciation) ($)
Short Contracts
Canada 10 Year Bond	(25)	3/2018	CAD	(2,680,589)	26,133
Euro-Bobl	(11)	3/2018	EUR	(1,737,035)	9,427
Euro-BTP	(32)	3/2018	EUR	(5,227,122)	96,837
Euro-OAT	(167)	3/2018	EUR	(31,094,184)	313,916
Euro-Schatz	(19)	3/2018	EUR	(2,552,711)	2,103
Japan 10 Year Bond	(26)	3/2018	JPY	(34,792,811)	20,481
Japan 10 Year Bond Mini	(12)	3/2018	JPY	(1,606,461)	(142)
Long Gilt	(144)	3/2018	GBP	(24,333,807)	(155,225)
U.S. Treasury Long Bond	(10)	3/2018	USD	(1,530,000)	(19,445)
3 Month Eurodollar	(77)	6/2018	USD	(18,879,438)	66,589
3 Month Eurodollar	(32)	3/2019	USD	(7,823,600)	22,094
3 Month Eurodollar	(51)	6/2019	USD	(12,461,850)	29,910
3 Month Eurodollar	(156)	9/2019	USD	(38,104,950)	101,700

					514,378

					118,763

Forward foreign currency contracts outstanding as of December 31, 2017 (Note 1):

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation) ($)
DKK	12,436,000	USD	1,972,584	Deutsche Bank AG	1/2/2018	31,703
DKK	10,970,000	USD	1,750,502	JPMorgan Chase Bank	1/2/2018	17,513
TWD	123,973,258	USD	4,141,000	Goldman Sachs & Co.**	1/5/2018	25,358
USD	4,184,469	TWD	123,973,258	Barclays Bank plc**	1/5/2018	18,111
EUR	1,127,000	USD	1,339,683	Bank of America	1/10/2018	13,106
EUR	1,175,000	USD	1,397,073	Deutsche Bank AG	1/10/2018	13,333
EUR	1,140,000	USD	1,349,945	JPMorgan Chase Bank	1/10/2018	18,448
USD	269,970	MXN	5,157,000	Barclays Bank plc	1/24/2018	8,806
USD	552,485	MXN	10,528,000	Goldman Sachs & Co.	1/24/2018	19,319
GBP	3,652,000	USD	4,896,482	Barclays Bank plc	2/15/2018	41,366
USD	1,966,653	GBP	1,452,000	JPMorgan Chase Bank	2/15/2018	3,412
USD	2,142,654	JPY	237,600,000	Deutsche Bank AG	2/15/2018	29,495
USD	6,031,121	JPY	675,200,000	Goldman Sachs & Co.	2/15/2018	26,049
USD	1,125,064	JPY	125,700,000	JPMorgan Chase Bank	2/15/2018	7,117
RUB	111,231,520	USD	1,874,949	Bank of America**	3/7/2018	38,546
RUB	108,354,300	USD	1,815,208	Barclays Bank plc**	3/7/2018	48,791
SGD	2,157,000	USD	1,587,300	Deutsche Bank AG	3/14/2018	27,192
TWD	9,528,530	USD	318,201	Bank of America**	3/14/2018	3,331
TWD	42,871,216	USD	1,432,000	JPMorgan Chase Bank**	3/14/2018	14,650
DKK	10,602,000	USD	1,625,515	JPMorgan Chase Bank	4/3/2018	93,185
RUB	63,331,905	USD	1,061,103	JPMorgan Chase Bank**	4/18/2018	22,492
DKK	23,971,000	USD	3,847,497	Bank of America	7/2/2018	63,052
DKK	63,000	USD	9,770	JPMorgan Chase Bank	10/1/2018	579

Total unrealized appreciation						584,954

USD	3,799,647	DKK	23,971,000	Bank of America	1/2/2018	(63,715)
USD	2,518,291	DKK	17,200,000	JPMorgan Chase Bank	1/2/2018	(253,801)
USD	8,902,278	EUR	7,493,000	Bank of America	1/10/2018	(91,906)
USD	1,668,057	EUR	1,400,000	Goldman Sachs & Co.	1/16/2018	(13,076)
USD	70,978	CAD	90,314	JPMorgan Chase Bank	1/18/2018	(892)
MXN	14,232,000	USD	750,930	Barclays Bank plc	1/24/2018	(30,184)
USD	12,484,009	JPY	1,415,000,000	Royal Bank of Scotland	1/25/2018	(88,196)
USD	2,552,065	GBP	1,900,000	Barclays Bank plc	1/29/2018	(15,568)

See Notes to Financial Statements.

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PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

Forward foreign currency contracts outstanding as of December 31, 2017 (Note 1):

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation) ($)
JPY	449,700,000	USD	4,044,421	Goldman Sachs & Co.	2/15/2018	(44,894)
JPY	1,546,900,000	USD	13,850,135	JPMorgan Chase Bank	2/15/2018	(92,367)
USD	3,735,057	GBP	2,837,000	Bank of America	2/15/2018	(100,834)
USD	2,934,549	GBP	2,219,000	JPMorgan Chase Bank	2/15/2018	(65,748)
USD	1,624,162	JPY	183,400,000	Goldman Sachs & Co.	2/15/2018	(6,955)
USD	17,823,149	JPY	2,009,900,000	JPMorgan Chase Bank	2/15/2018	(52,434)
USD	1,498,575	SEK	12,545,000	Deutsche Bank AG	2/15/2018	(34,809)
USD	1,827,206	SEK	15,355,000	JPMorgan Chase Bank	2/15/2018	(49,646)
USD	1,689,970	JPY	190,000,000	Barclays Bank plc	2/26/2018	(687)
USD	1,046,840	EUR	884,746	Standard Chartered Bank	3/12/2018	(19,028)
TWD	123,973,258	USD	4,221,085	Barclays Bank plc**	3/14/2018	(37,719)
USD	8,173,319	KRW	9,090,365,175	Deutsche Bank AG**	3/14/2018	(328,045)
USD	283,698	MYR	1,188,496	Barclays Bank plc**	3/14/2018	(9,239)
USD	1,578,956	SGD	2,147,712	Bank of America	3/14/2018	(28,585)
USD	8,688,258	TWD	260,734,631	Deutsche Bank AG**	3/14/2018	(109,996)
USD	10,018,130	DKK	67,840,000	Bank of America	4/3/2018	(979,477)
USD	1,706,181	DKK	10,640,000	Deutsche Bank AG	4/3/2018	(18,680)
USD	2,231,503	DKK	15,023,000	JPMorgan Chase Bank	4/3/2018	(203,800)
USD	2,629,581	DKK	17,067,000	Bank of America	7/2/2018	(154,672)
USD	1,601,366	DKK	10,355,000	JPMorgan Chase Bank	7/2/2018	(87,915)
USD	1,945,972	DKK	13,095,000	Bank of America	7/3/2018	(190,465)
USD	1,118,614	DKK	7,425,000	JPMorgan Chase Bank	7/3/2018	(92,768)
USD	4,051,679	DKK	24,947,000	Bank of America	10/1/2018	(46,279)
USD	2,005,076	DKK	12,405,000	Deutsche Bank AG	10/1/2018	(32,651)
USD	202,003	DKK	1,230,000	JPMorgan Chase Bank	10/1/2018	(45)
USD	663,953	DKK	4,305,000	JPMorgan Chase Bank	10/2/2018	(43,272)

Total unrealized depreciation						(3,388,348)

Net unrealized depreciation						(2,803,394)

**	Non-deliverable forward.

Written Call Options Contracts as of December 31, 2017 (Note 1):

Description	Counterparty	Number of Contracts	Notional Amount	Exercise Price	Expiration Date	Value ($)
3 Month Eurodollar	Exchange Traded	148	USD (37,000,000)	USD 98.75	3/19/2018	(925)

Total Written Options Contracts (Premiums Received ($15,882))						(925)

See Notes to Financial Statements.

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PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2017:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Asset-Backed Securities	$—	$54,218,296	$—	$54,218,296
Collateralized Mortgage Obligations	—	34,333,044	—	34,333,044
Commercial Mortgage-Backed Securities	—	31,485,589	—	31,485,589
Common Stocks
Consumer Staples	21	—	—	21
Financials	768	—	—	768
Corporate Bonds
Consumer Discretionary	—	9,451,076	—	9,451,076
Consumer Staples	—	5,413,989	—	5,413,989
Energy	—	8,481,957	—	8,481,957
Financials	—	105,807,786	611,924	106,419,710
Health Care	—	1,583,333	—	1,583,333
Industrials	—	3,818,465	—	3,818,465
Information Technology	—	5,669,041	—	5,669,041
Materials	—	2,327,368	—	2,327,368
Real Estate	—	6,720,132	—	6,720,132
Telecommunication Services	—	4,618,769	—	4,618,769
Utilities	—	4,773,414	—	4,773,414
Foreign Government Securities	—	31,131,849	—	31,131,849
Forward Currency Contracts	—	584,954	—	584,954
Futures	748,719	—	—	748,719
Loan Participations
Financials	—	3,021,420	—	3,021,420
Mortgage-Backed Securities	—	157,054,008	—	157,054,008
Municipal Bonds	—	6,003,763	—	6,003,763
Options Purchased
Put Options Purchased	20,625	—	—	20,625
Short-Term Investments
Certificates of Deposit	—	4,300,367	—	4,300,367
Commercial Paper	—	7,292,013	—	7,292,013
Foreign Government Treasury Bills	—	17,256,503	—	17,256,503
Repurchase Agreements	—	2,027,360	—	2,027,360
U.S. Government Agency Securities	—	47,732,944	—	47,732,944
Supranational	—	1,680,176	—	1,680,176
U.S. Government Agency Securities	—	446,583,187	—	446,583,187
U.S. Treasury Obligations	—	801,692,638	—	801,692,638

Total Assets	$770,133	$1,805,063,441	$611,924	$1,806,445,498

See Notes to Financial Statements.

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PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Liabilities:
Forward Currency Contracts	$—	$(3,388,348)	$—	$(3,388,348)
Futures	(629,956)	—	—	(629,956)
Options Written
Call Options Written	(925)	—	—	(925)

Total Liabilities	$(630,881)	$(3,388,348)	$—	$(4,019,229)

Total	$139,252	$1,801,675,093	$611,924	$1,802,426,269

There were no transfers between Levels 1, 2 or 3 during the year ended December 31, 2017.

Fair Values of Derivative Instruments as of December 31, 2017:

	Statement of Assets and Liabilities
Derivatives Not Accounted for as Hedging Instrument^	Asset Derivatives	Fair Value
Interest rate contracts	Receivables, Net assets – Unrealized appreciation	$769,344	*
Foreign exchange contracts	Receivables	584,954

Total		$1,354,298

	Liability Derivatives
Interest rate contracts	Payables, Net assets – Unrealized depreciation	$(630,881	)*
Foreign exchange contracts	Payables	(3,388,348)

Total		$(4,019,229)

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Portfolio of Investments. Only variation margin is reported within the Statement of Assets & Liabilities.

The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2017:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instrument^	Options	Futures	Forward Foreign Currency Contracts	Total
Interest rate contracts	$213,813	$236,548	$—	$450,361
Foreign exchange contracts	—	—	508,598	508,598

Total	$213,813	$236,548	$508,598	$958,959

Amount of Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instrument^	Options	Futures	Forward Foreign Currency Contracts	Total
Interest rate contracts	$20,389	$595,332	$—	$615,721
Foreign exchange contracts	—	—	(5,049,163)	(5,049,163)

Total	$20,389	$595,332	$(5,049,163)	$(4,433,442)

^ The Portfolio held forward foreign currency contracts, futures contracts and options contracts as a substitute for investing in conventional securities, hedging and in an attempt to enhance returns.

See Notes to Financial Statements.

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PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

The Portfolio held forward foreign currency contracts with an average settlement value of approximately $132,171,000 during the year ended December 31, 2017, option contracts with an average notional balance of approximately $18,000 during year ended December 31, 2017 and futures contracts with an average notional balance of approximately $333,743,000 during the year ended December 31, 2017.

The following table presents the Portfolio’s gross derivative assets and liabilities by counterparty net of amounts available for offset under netting arrangements and any related collateral received or pledged by the Portfolio as of December 31, 2017:

Counterparty	Gross Amount of Derivative Assets Presented in the Statement of Assets and Liabilities (a)	Derivatives Available for Offset	Collateral Received	Net Amount Due from Counterparty
Bank of America	$118,035	$(118,035)	$—	$—
Barclays Bank plc	117,074	(93,397)	—	23,677
Deutsche Bank AG	101,723	(101,723)	—	—
Goldman Sachs & Co.	70,726	(64,925)	—	5,801
JPMorgan Chase Bank	177,396	(177,396)	—	—

Total	$584,954	$(555,476)	$—	$29,478

Counterparty	Gross Amount of Derivative Liabilities Presented in the Statement of Assets and Liabilities (a)	Derivatives Available for Offset	Collateral Pledged	Net Amount Due to Counterparty
Bank of America	$1,655,933	$(118,035)	$(1,354,337)	$183,561
Barclays Bank plc	93,397	(93,397)	—	—
Deutsche Bank AG	524,181	(101,723)	(270,425)	152,033
Goldman Sachs & Co.	64,925	(64,925)	—	—
JPMorgan Chase Bank	942,688	(177,396)	(765,292)*	—
Royal Bank of Scotland	88,196	—	—	88,196
Standard Chartered Bank	19,028	—	—	19,028

Total	$3,388,348	$(555,476)	$(2,390,054)	$442,818

*	The table above does not include the additional collateral pledged to the counterparty. Total additional collateral pledged was $11,541.
(a)	For financial reporting purposes the Portfolio does not offset derivative assets and derivative liabilities subject to master netting arrangements in the Statement of Assets and Liabilities.

Sale-Buyback Transactions:

Counterparty	Borrowing Rate	Borrowing Date	Maturity Date	Amount Borrowed (1)	Payable for Sale-Buyback Transactions (2)
Barclays Capital, Inc.	1.75%	12/14/2017	1/4/2018	$(6,531,938)	$(6,530,181)

					$(6,530,181)

(1)	The average amount of borrowings while outstanding for 146 days during the year ended December 31, 2017, was approximately $5,629,000 at a weighted average interest rate of 1.07%.
(2)	Payable for sale-buyback transactions includes $(1,757) of deferred price drop on sale-buyback transactions.

The following is a summary by counterparty of Borrowings and Other Financial Transactions and collateral (received)/pledged as of December 31, 2017:

Counterparty	Payable for Sale-Buyback Transactions	Collateral (Received)/ Pledged	Net Exposure (3)
Barclays Capital, Inc.	$(6,530,181)	$6,507,703	$(22,478)

(3)	Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default.

See Notes to Financial Statements.

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PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

	December 31, 2017
	Remaining Contractual Maturity of the Agreements
	Overnight and Continuous	Up to 30 Days	30 - 90 Days	Greater than 90 Days	Total
Sale-Buyback
U.S. Treasury Bonds	$—	$—	$—	$—	$—
U.S. Treasury Notes	—	6,530,181	—	—	6,530,181
Foreign Governments	—	—	—	—	—

Total Borrowings	$—	$6,530,181	$—	$—	$6,530,181

Gross amount of recognized liabilities for sale-buybacks					$6,530,181

Investment security transactions for the year ended December 31, 2017 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$2,697,916,436
Long-term U.S. government securities	391,539,728

$3,089,456,164

Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$2,737,681,342
Long-term U.S. government debt securities	335,723,402

$3,073,404,744

As of December 31, 2017, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments in securities and derivative instruments, if applicable, for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$15,397,189
Aggregate gross unrealized depreciation	(20,089,189)

Net unrealized depreciation	$(4,692,000)

Federal income tax cost of investments in securities and derivative instruments, if applicable	$1,807,118,269

See Notes to Financial Statements.

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STATEMENT OF ASSETS AND LIABILITIES

December 31, 2017

ASSETS
Investments in Securities, at value (x):
Unaffiliated Issuers (Cost $1,804,049,503)	$1,803,084,465
Repurchase Agreements (Cost $2,027,360)	2,027,360
Cash	11,543,877
Foreign cash (Cost $642,600)	641,494
Cash held as collateral at broker	1,198,382
Receivable for securities sold	37,851,395
Receivable for forward commitments	23,515,859
Dividends, interest and other receivables	8,818,611
Unrealized appreciation on forward foreign currency contracts	584,954
Due from broker for futures variation margin	495,642
Receivable from Separate Accounts for Portfolio shares sold	15,564
Securities lending income receivable	1,656
Other assets	6,989

Total assets	1,889,786,248

LIABILITIES
Payable for forward commitments	166,752,521
Payable for securities purchased	25,031,013
Payable for sale-buyback financing transactions	6,530,181
Unrealized depreciation on forward foreign currency contracts	3,388,348
Payable for return of collateral on securities loaned	2,027,360
Investment management fees payable	549,742
Distribution fees payable – Class IB	226,048
Payable to Separate Accounts for Portfolio shares redeemed	175,513
Administrative fees payable	166,248
Distribution fees payable – Class IA	29,022
Trustees’ fees payable	3,985
Options written, at value (Premiums received $15,882)	925
Accrued expenses	179,736

Total liabilities	205,060,642

NET ASSETS	$1,684,725,606

Net assets were comprised of:
Paid in capital	$1,698,824,882
Accumulated undistributed net investment income (loss)	(120,955)
Accumulated undistributed net realized gain (loss)	(10,368,534)
Net unrealized appreciation (depreciation)	(3,609,787)

Net assets	$1,684,725,606

Class IA
Net asset value, offering and redemption price per share, $208,995,854 / 24,651,486 shares outstanding (unlimited amount authorized: $0.01 par value)	$8.48

Class IB
Net asset value, offering and redemption price per share, $1,062,881,718 / 125,863,568 shares outstanding (unlimited amount authorized: $0.01 par value)	$8.44

Class K
Net asset value, offering and redemption price per share, $412,848,034 / 48,716,984 shares outstanding (unlimited amount authorized: $0.01 par value)	$8.47

(x)	Includes value of securities on loan of $1,977,180.

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2017

INVESTMENT INCOME
Interest	$30,433,235
Dividends	70,438
Securities lending (net)	23,256

Total income	30,526,929

EXPENSES
Investment management fees	6,340,575
Distribution fees – Class IB	2,763,832
Administrative fees	1,965,435
Distribution fees – Class IA	324,082
Custodian fees	140,500
Printing and mailing expenses	133,846
Professional fees	94,851
Trustees’ fees	38,018
Interest expense	26,476
Miscellaneous	79,105

Total expenses	11,906,720

NET INVESTMENT INCOME (LOSS)	18,620,209

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Investments in securities	2,699,163
Futures contracts	236,548
Forward foreign currency contracts	508,598
Foreign currency transactions	359,666
Options written	251,449
Securities sold short	(781)

Net realized gain (loss)	4,054,643

Change in unrealized appreciation (depreciation) on:
Investments in securities	4,915,372
Futures contracts	595,332
Forward foreign currency contracts	(5,049,163)
Foreign currency translations	324,938
Options written	14,957

Net change in unrealized appreciation (depreciation)	801,436

NET REALIZED AND UNREALIZED GAIN (LOSS)	4,856,079

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$23,476,288

See Notes to Financial Statements.

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STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2017	2016
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$18,620,209	$18,667,096
Net realized gain (loss)	4,054,643	2,420,648
Net change in unrealized appreciation (depreciation)	801,436	1,825,886

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	23,476,288	22,913,630

DIVIDENDS:
Dividends from net investment income
Class IA	(1,276,150)	(1,709,993)
Class IB	(12,933,304)	(13,448,362)
Class K	(5,943,663)	(4,710,228)

TOTAL DIVIDENDS	(20,153,117)	(19,868,583)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 13,305,409 and 1,002,343 shares, respectively ]	112,564,637	8,706,522
Capital shares issued in reinvestment of dividends [ 149,735 and 203,656 shares, respectively ]	1,276,150	1,709,993
Capital shares repurchased [ (5,775,991) and (2,292,692) shares, respectively ]	(49,444,857)	(19,848,268)

Total Class IA transactions	64,395,930	(9,431,753)

Class IB
Capital shares sold [ 4,754,042 and 8,126,900 shares, respectively ]	40,436,562	70,014,966
Capital shares issued in reinvestment of dividends [ 1,524,415 and 1,607,888 shares, respectively ]	12,933,304	13,448,362
Capital shares repurchased [ (15,305,389) and (25,444,585) shares, respectively ]	(130,468,887)	(219,234,612)

Total Class IB transactions	(77,099,021)	(135,771,284)

Class K
Capital shares sold [ 13,111,494 and 5,718,153 shares, respectively ]	112,427,659	49,227,238
Capital shares issued in reinvestment of dividends [ 698,668 and 561,314 shares, respectively ]	5,943,663	4,710,228
Capital shares repurchased [ (3,977,593) and (3,685,607) shares, respectively ]	(34,029,062)	(31,942,744)

Total Class K transactions	84,342,260	21,994,722

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	71,639,169	(123,208,315)

TOTAL INCREASE (DECREASE) IN NET ASSETS	74,962,340	(120,163,268)
NET ASSETS:
Beginning of year	1,609,763,266	1,729,926,534

End of year (a)	$1,684,725,606	$1,609,763,266

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$(120,955)	$1,259,979

See Notes to Financial Statements.

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FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class IA	2017	2016	2015	2014	2013
Net asset value, beginning of year	$8.46	$8.47	$8.54	$8.38	$8.61

Income (loss) from investment operations:
Net investment income (loss) (e)	0.09	0.09	0.07	0.07	0.05
Net realized and unrealized gain (loss)	0.03	— #	(0.05)	0.18	(0.25)

Total from investment operations	0.12	0.09	0.02	0.25	(0.20)

Less distributions:
Dividends from net investment income	(0.10)	(0.10)	(0.09)	(0.09)	(0.03)

Net asset value, end of year	$8.48	$8.46	$8.47	$8.54	$8.38

Total return	1.45%	1.09%	0.28%	2.95%	(2.31)%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$208,996	$143,640	$152,879	$166,246	$177,633
Ratio of expenses to average net assets (f)	0.80%	0.81%	0.81%	0.85%	0.85%
Ratio of net investment income (loss) to average net assets (f)	1.11%	1.04%	0.87%	0.84%	0.62%
Portfolio turnover rate^	184%	129%	120%	136%	125%

	Year Ended December 31,
Class IB	2017	2016	2015	2014	2013
Net asset value, beginning of year	$8.43	$8.43	$8.51	$8.35	$8.58

Income (loss) from investment operations:
Net investment income (loss) (e)	0.09	0.09	0.07	0.07	0.06
Net realized and unrealized gain (loss)	0.02	0.01	(0.06)	0.18	(0.26)

Total from investment operations	0.11	0.10	0.01	0.25	(0.20)

Less distributions:
Dividends from net investment income	(0.10)	(0.10)	(0.09)	(0.09)	(0.03)

Net asset value, end of year	$8.44	$8.43	$8.43	$8.51	$8.35

Total return	1.34%	1.20%	0.16%	2.96%	(2.32)%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$1,062,882	$1,137,174	$1,269,949	$1,429,243	$1,609,561
Ratio of expenses to average net assets (f)	0.80%	0.81%	0.81%	0.85%	0.85%
Ratio of net investment income (loss) to average net assets (f)	1.11%	1.04%	0.87%	0.84%	0.67%
Portfolio turnover rate^	184%	129%	120%	136%	125%

See Notes to Financial Statements.

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FINANCIAL HIGHLIGHTS (Continued)

	Year Ended December 31,			April 21, 2014* to December 31, 2014
Class K	2017	2016	2015
Net asset value, beginning of period	$8.46	$8.46	$8.54	$8.47

Income (loss) from investment operations:
Net investment income (loss) (e)	0.12	0.11	0.10	0.07
Net realized and unrealized gain (loss)	0.01	0.01	(0.06)	0.11

Total from investment operations	0.13	0.12	0.04	0.18

Less distributions:
Dividends from net investment income	(0.12)	(0.12)	(0.12)	(0.11)

Net asset value, end of period	$8.47	$8.46	$8.46	$8.54

Total return (b)	1.59%	1.46%	0.42%	2.12%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$412,848	$328,949	$307,098	$162,377
Ratio of expenses to average net assets (a)(f)	0.55%	0.56%	0.55%	0.56%
Ratio of net investment income (loss) to average net assets (a)(f)	1.36%	1.30%	1.15%	1.09	%(l)
Portfolio turnover rate^	184%	129%	120%	136%
*	Commencement of Operations.
#	Per share amount is less than $0.005.
^	Portfolio turnover rate excludes derivatives, if any.
(a)	Ratios for periods less than one year are annualized. Certain non-recurring expenses incurred by the Portfolio are not annualized for periods less than one year.
(b)	Total returns for periods less than one year are not annualized.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.
(l)	The annualized ratio of net investment income to average net assets may not be indicative of operating results for a full year.

See Notes to Financial Statements.

1268

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INVESTMENT MANAGER

➢	AXA Equitable Funds Management Group, LLC

INVESTMENT SUB-ADVISER

➢	AllianceBernstein L.P.

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/17
	1 Year	5 Years	10 Years/ Since Incept.
Portfolio – Class IA Shares	13.96%	13.58%	8.27%
Portfolio – Class IB Shares	14.05	13.57	8.16
Portfolio – Class K Shares*	14.24	13.84	15.17
Russell 2000® Index	14.65	14.12	8.71
* Date of inception 8/26/11. Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned 14.05% for the year ended December 31, 2017. This compares to the Portfolio’s benchmark, the Russell 2000® Index, which returned 14.65% over the same period.

Portfolio Highlights

What helped performance during the year:

•	The sectors that contributed most to performance for the year ending December 31, 2017 were industrials, energy, financials, consumer staples and utilities.

•

The top five stocks that provided the most positive impact to performance for the year ending December 31, 2017 were Nektar Therapeutics, Sage Therapeutics Inc., Bluebird Bio Inc., Grubhub Inc. and Primerica Inc.

What hurt performance during the year:

•	The most negative sector contributors to performance for the year ending December 31, 2017 were health care, consumer discretionary, information technology, materials and real estate.

•

The five stocks that provided the most negative impact to performance for the year ending December 31, 2017 were Prothena Corp PLC, Spark Therapeutics Inc., Medidata Solutions Inc., Medicines Co. and LendingClub Corp.

Sector Weightings as of December 31, 2017	% of Net Assets
Financials	17.7%
Information Technology	16.4
Industrials	15.3
Health Care	15.0
Consumer Discretionary	12.5
Repurchase Agreements	8.3
Real Estate	6.6
Materials	4.5
Energy	3.9
Utilities	3.5
Consumer Staples	2.8
Telecommunication Services	0.7
Cash and Other	(7.2)

100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees (in the case of Class IA and Class IB shares of the Portfolio), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2017 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by

1269

EQ/SMALL COMPANY INDEX PORTFOLIO (Unaudited)

$1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/17	Ending Account Value 12/31/17	Expenses Paid During Period* 7/1/17 - 12/31/17
Class IA
Actual	$1,000.00	$1,087.92	$3.30
Hypothetical (5% average annual return before expenses)	1,000.00	1,022.04	3.20
Class IB
Actual	1,000.00	1,088.77	3.31
Hypothetical (5% average annual return before expenses)	1,000.00	1,022.04	3.20
Class K
Actual	1,000.00	1,089.63	1.99
Hypothetical (5% average annual return before expenses)	1,000.00	1,023.30	1.93

*  Expenses are equal to the Portfolio’s Class IA, Class IB and Class K shares annualized expense ratios of 0.63%, 0.63% and 0.38%, respectively, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

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PORTFOLIO OF INVESTMENTS

December 31, 2017

	Number of Shares	Value (Note 1)

COMMON STOCKS:
Consumer Discretionary (12.5%)
Auto Components (1.2%)
American Axle & Manufacturing Holdings, Inc.*	50,375	$857,886
Cooper Tire & Rubber Co.	33,322	1,177,933
Cooper-Standard Holdings, Inc.*	8,500	1,041,250
Dana, Inc.	85,565	2,738,936
Dorman Products, Inc.*	15,200	929,328
Fox Factory Holding Corp.*	20,100	780,885
Gentherm, Inc.*	22,600	717,550
Horizon Global Corp.*	11,560	162,071
LCI Industries	13,370	1,738,100
Modine Manufacturing Co.*	32,900	664,580
Motorcar Parts of America, Inc.*	10,300	257,397
Standard Motor Products, Inc.	12,800	574,848
Stoneridge, Inc.*	15,400	352,044
Superior Industries International, Inc.	11,300	167,805
Tenneco, Inc.	30,697	1,797,002
Tower International, Inc.	10,900	332,995

		14,290,610

Automobiles (0.1%)
Winnebago Industries, Inc.	17,346	964,438

Distributors (0.1%)
Core-Mark Holding Co., Inc.	25,600	808,448
Weyco Group, Inc.	3,700	109,964

		918,412

Diversified Consumer Services (0.9%)
Adtalem Global Education, Inc.*	36,000	1,513,800
American Public Education, Inc.*	12,607	315,805
Ascent Capital Group, Inc., Class A*	8,231	94,574
Bridgepoint Education, Inc.*	11,900	98,770
Capella Education Co.	7,045	545,283
Career Education Corp.*	38,600	466,288
Carriage Services, Inc.	7,600	195,396
Chegg, Inc.*	46,200	753,984
Collectors Universe, Inc.	4,300	123,152
Grand Canyon Education, Inc.*	26,048	2,332,078
Houghton Mifflin Harcourt Co.*	77,300	718,890
K12, Inc.*	20,284	322,516
Laureate Education, Inc., Class A*	20,300	275,268
Regis Corp.*	21,352	327,967
Sotheby’s*	21,802	1,124,983
Strayer Education, Inc.	6,500	582,270
Weight Watchers International, Inc. (x)*	17,900	792,612

		10,583,636

Hotels, Restaurants & Leisure (3.2%)
Belmond Ltd., Class A*	48,009	588,110
Biglari Holdings, Inc.*	491	203,470
BJ’s Restaurants, Inc.	12,134	441,678

Bloomin’ Brands, Inc.	59,800	1,276,132
Bojangles’, Inc.*	11,400	134,520
Boyd Gaming Corp.	46,700	1,636,835
Brinker International, Inc.	28,200	1,095,288
Buffalo Wild Wings, Inc.*	10,000	1,563,500
Caesars Entertainment Corp.*	76,762	971,039
Carrols Restaurant Group, Inc.*	19,700	239,355
Century Casinos, Inc.*	12,200	111,386
Cheesecake Factory, Inc. (The)	25,721	1,239,238
Churchill Downs, Inc.	7,793	1,813,431
Chuy’s Holdings, Inc.*	11,000	308,550
Cracker Barrel Old Country Store, Inc. (x)	11,023	1,751,444
Dave & Buster’s Entertainment, Inc.*	24,100	1,329,597
Del Frisco’s Restaurant Group, Inc.*	11,400	173,850
Del Taco Restaurants, Inc.*	14,300	173,316
Denny’s Corp.*	40,100	530,924
DineEquity, Inc. (x)	11,281	572,285
El Pollo Loco Holdings, Inc.*	15,200	150,480
Eldorado Resorts, Inc. (x)*	24,559	814,131
Empire Resorts, Inc.*	1,100	29,700
Fiesta Restaurant Group, Inc. (x)*	11,600	220,400
Fogo De Chao, Inc.*	3,000	34,800
Golden Entertainment, Inc.*	500	16,325
Habit Restaurants, Inc. (The), Class A (x)*	9,400	89,770
ILG, Inc.	65,336	1,860,769
Inspired Entertainment, Inc.*	200	1,960
International Speedway Corp., Class A	15,100	601,735
J Alexander’s Holdings, Inc.*	8,306	80,568
Jack in the Box, Inc.	18,739	1,838,483
La Quinta Holdings, Inc.*	52,900	976,534
Lindblad Expeditions Holdings, Inc.*	5,300	51,887
Marcus Corp. (The)	9,500	259,825
Marriott Vacations Worldwide Corp.	12,900	1,744,209
Monarch Casino & Resort, Inc.*	6,100	273,402
Nathan’s Famous, Inc.	1,700	128,350
Noodles & Co. (x)*	1,300	6,825
Papa John’s International, Inc.	15,642	877,673
Penn National Gaming, Inc.*	47,700	1,494,441
Pinnacle Entertainment, Inc.*	31,200	1,021,176
Planet Fitness, Inc., Class A*	48,300	1,672,629
Potbelly Corp.*	13,700	168,510
Red Robin Gourmet Burgers, Inc.*	8,200	462,480
Red Rock Resorts, Inc., Class A	38,900	1,312,486
Ruth’s Hospitality Group, Inc.	15,900	344,235
Scientific Games Corp., Class A*	31,300	1,605,690
SeaWorld Entertainment, Inc. (x)*	38,600	523,802
Shake Shack, Inc., Class A (x)*	9,000	388,800
Sonic Corp.	27,538	756,744
Speedway Motorsports, Inc.	10,700	201,909
Texas Roadhouse, Inc.	39,618	2,087,077

See Notes to Financial Statements.

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PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

	Number of Shares	Value (Note 1)

Wingstop, Inc.	16,600	$647,068
Zoe’s Kitchen, Inc. (x)*	3,700	61,864

		38,960,685

Household Durables (1.5%)
AV Homes, Inc.*	7,600	126,540
Bassett Furniture Industries, Inc.	5,600	210,560
Beazer Homes USA, Inc.*	22,500	432,225
Cavco Industries, Inc.*	4,900	747,740
Century Communities, Inc.*	8,700	270,570
CSS Industries, Inc.	4,900	136,367
Ethan Allen Interiors, Inc.	14,154	404,804
Flexsteel Industries, Inc.	3,400	159,052
GoPro, Inc., Class A (x)*	57,100	432,247
Green Brick Partners, Inc.*	13,900	157,070
Hamilton Beach Brands Holding Co. (r)*	2,600	63,454
Hamilton Beach Brands Holding Co., Class A	2,600	66,794
Helen of Troy Ltd.*	16,498	1,589,582
Hooker Furniture Corp.	6,500	275,925
Hovnanian Enterprises, Inc., Class A*	51,400	172,190
Installed Building Products, Inc.*	11,100	843,045
iRobot Corp. (x)*	15,900	1,219,530
KB Home (x)	47,900	1,530,405
La-Z-Boy, Inc.	28,209	880,121
LGI Homes, Inc. (x)*	8,900	667,767
Libbey, Inc.	10,600	79,712
Lifetime Brands, Inc.	6,300	103,950
M/I Homes, Inc.*	12,300	423,120
MDC Holdings, Inc.	25,785	822,026
Meritage Homes Corp.*	21,939	1,123,277
PICO Holdings, Inc.*	12,600	161,280
Taylor Morrison Home Corp., Class A*	35,000	856,450
TopBuild Corp.*	21,800	1,651,132
TRI Pointe Group, Inc.*	85,601	1,533,970
Universal Electronics, Inc.*	8,100	382,725
William Lyon Homes, Class A*	11,900	346,052
ZAGG, Inc.*	15,800	291,510

		18,161,192

Internet & Direct Marketing Retail (0.5%)
1-800-Flowers.com, Inc., Class A*	16,700	178,690
Duluth Holdings, Inc., Class B (x)*	8,200	146,370
FTD Cos., Inc.*	11,454	82,354
Groupon, Inc. (x)*	194,600	992,460
HSN, Inc.	18,068	729,044
Lands’ End, Inc. (x)*	9,500	185,725
Liberty TripAdvisor Holdings, Inc., Class A*	42,200	397,735
Nutrisystem, Inc.	16,600	873,160
Overstock.com, Inc. (x)*	8,500	543,150
PetMed Express, Inc.	11,400	518,700
Shutterfly, Inc.*	19,497	969,976

		5,617,364

Leisure Products (0.3%)
Acushnet Holdings Corp.	12,900	271,932
American Outdoor Brands Corp. (x)*	29,835	383,081
Callaway Golf Co.	52,763	734,989
Johnson Outdoors, Inc., Class A	3,300	204,897
Malibu Boats, Inc., Class A*	8,700	258,651
Marine Products Corp.	600	7,644
MCBC Holdings, Inc.*	100	2,222
Nautilus, Inc.*	16,300	217,605
Sturm Ruger & Co., Inc.	10,600	592,010
Vista Outdoor, Inc.*	32,800	477,896

		3,150,927

Media (1.4%)
AMC Entertainment Holdings, Inc., Class A	31,456	474,986
Central European Media Enterprises Ltd., Class A (x)*	43,900	204,135
Daily Journal Corp. (x)*	600	138,132
Entercom Communications Corp., Class A	71,600	773,280
Entravision Communications Corp., Class A	32,600	233,090
Eros International plc (x)*	16,000	154,400
EW Scripps Co. (The), Class A*	34,312	536,297
Gannett Co., Inc.	66,500	770,735
Global Eagle Entertainment, Inc. (x)*	14,000	32,060
Gray Television, Inc.*	35,600	596,300
Hemisphere Media Group, Inc.*	4,700	54,285
IMAX Corp.*	34,100	789,415
Liberty Media Corp.-Liberty Braves, Class C*	18,100	402,182
Liberty Media Corp-Liberty Braves, Class A*	7,200	158,760
Loral Space & Communications, Inc.*	6,896	303,769
MDC Partners, Inc., Class A*	31,500	307,125
Meredith Corp.	21,500	1,420,075
MSG Networks, Inc., Class A*	33,700	682,425
National CineMedia, Inc.	38,023	260,838
New Media Investment Group, Inc.	25,900	434,602
New York Times Co. (The), Class A	71,400	1,320,900
Nexstar Media Group, Inc., Class A	24,906	1,947,648
Reading International, Inc., Class A*	10,200	170,340
Saga Communications, Inc., Class A	2,100	84,945
Salem Media Group, Inc.	200	900
Scholastic Corp.	14,860	596,035
Sinclair Broadcast Group, Inc., Class A	42,600	1,612,410
Time, Inc.	58,900	1,086,705
tronc, Inc.*	15,300	269,127
World Wrestling Entertainment, Inc., Class A	20,400	623,832

		16,439,733

See Notes to Financial Statements.

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PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

	Number of Shares	Value (Note 1)

Multiline Retail (0.3%)
Big Lots, Inc. (x)	25,600	$1,437,440
Dillard’s, Inc., Class A (x)	8,700	522,435
Fred’s, Inc., Class A (x)	20,315	82,276
JC Penney Co., Inc. (x)*	177,700	561,532
Ollie’s Bargain Outlet Holdings, Inc.*	27,300	1,453,725
Sears Holdings Corp. (x)*	17,600	63,008

		4,120,416

Specialty Retail (2.2%)
Aaron’s, Inc.	37,200	1,482,420
Abercrombie & Fitch Co., Class A (x)	39,300	684,999
American Eagle Outfitters, Inc.	94,800	1,782,239
America’s Car-Mart, Inc.*	3,800	169,670
Asbury Automotive Group, Inc.*	11,442	732,288
Ascena Retail Group, Inc.*	97,562	229,271
Barnes & Noble Education, Inc.*	22,975	189,314
Barnes & Noble, Inc.	36,300	243,210
Big 5 Sporting Goods Corp.	10,200	77,520
Boot Barn Holdings, Inc. (x)*	2,400	39,864
Buckle, Inc. (The) (x)	17,889	424,864
Caleres, Inc.	27,663	926,157
Camping World Holdings, Inc., Class A	13,400	599,382
Carvana Co. (x)*	3,800	72,656
Cato Corp. (The), Class A	15,723	250,310
Chico’s FAS, Inc.	80,900	713,538
Children’s Place, Inc. (The)	11,390	1,655,536
Citi Trends, Inc.	6,400	169,344
Conn’s, Inc. (x)*	11,600	412,380
Container Store Group, Inc. (The) (x)*	11,600	54,984
DSW, Inc., Class A	38,100	815,721
Express, Inc.*	47,000	477,050
Finish Line, Inc. (The), Class A	8,513	123,694
Five Below, Inc.*	31,305	2,076,147
Francesca’s Holdings Corp.*	21,900	160,089
Genesco, Inc.*	12,357	401,603
GNC Holdings, Inc., Class A (x)*	38,800	143,172
Group 1 Automotive, Inc.	11,937	847,169
Guess?, Inc. (x)	35,400	597,552
Haverty Furniture Cos., Inc.	12,200	276,330
Hibbett Sports, Inc.*	13,155	268,362
Kirkland’s, Inc.*	8,500	101,703
Lithia Motors, Inc., Class A	13,600	1,544,824
Lumber Liquidators Holdings, Inc.*	15,976	501,487
MarineMax, Inc.*	14,200	268,380
Monro, Inc.	17,604	1,002,548
National Vision Holdings, Inc.*	10,392	422,019
Office Depot, Inc.	313,000	1,108,020
Party City Holdco, Inc. (x)*	14,200	198,090
Pier 1 Imports, Inc.	46,456	192,328
Rent-A-Center, Inc. (x)	21,103	234,243
Restoration Hardware Holdings, Inc.*	11,443	986,501
Shoe Carnival, Inc.	3,200	85,600

Sleep Number Corp.*	24,800	932,232
Sonic Automotive, Inc., Class A	15,625	288,281
Sportsman’s Warehouse Holdings, Inc. (x)*	6,400	42,304
Tailored Brands, Inc.	29,451	642,915
Tile Shop Holdings, Inc.	18,400	176,640
Tilly’s, Inc., Class A	7,200	106,272
Vitamin Shoppe, Inc. (x)*	13,900	61,160
Winmark Corp.	1,300	168,220
Zumiez, Inc.*	12,700	264,478

		26,425,080

Textiles, Apparel & Luxury Goods (0.8%)
Columbia Sportswear Co.	15,468	1,111,840
Crocs, Inc.*	42,834	541,422
Culp, Inc.	6,000	201,000
Deckers Outdoor Corp.*	19,500	1,564,875
Fossil Group, Inc. (x)*	23,700	184,149
G-III Apparel Group Ltd.*	24,200	892,738
Movado Group, Inc.	9,000	289,800
Oxford Industries, Inc.	8,700	654,153
Perry Ellis International, Inc.*	7,200	180,288
Steven Madden Ltd.*	35,340	1,650,378
Unifi, Inc.*	9,000	322,830
Vera Bradley, Inc.*	16,100	196,098
Wolverine World Wide, Inc.	55,580	1,771,890

		9,561,461

Total Consumer Discretionary		149,193,954

Consumer Staples (2.8%)
Beverages (0.3%)
Boston Beer Co., Inc. (The), Class A*	4,974	950,531
Coca-Cola Bottling Co. Consolidated	2,600	559,676
Craft Brew Alliance, Inc.*	5,700	109,440
MGP Ingredients, Inc. (x)	7,100	545,848
National Beverage Corp.	6,700	652,848
Primo Water Corp.*	15,000	188,550

		3,006,893

Food & Staples Retailing (0.5%)
Andersons, Inc. (The)	16,409	511,140
Chefs’ Warehouse, Inc. (The)*	9,000	184,500
Ingles Markets, Inc., Class A	6,500	224,900
Natural Grocers by Vitamin Cottage, Inc. (x)*	9,700	86,621
Performance Food Group Co.*	48,500	1,605,350
PriceSmart, Inc.	11,452	986,017
Smart & Final Stores, Inc.*	11,400	97,470
SpartanNash Co.	20,870	556,812
SUPERVALU, Inc.*	21,114	456,062
United Natural Foods, Inc.*	28,488	1,403,604
Village Super Market, Inc., Class A	4,600	105,478
Weis Markets, Inc.	4,451	184,227

		6,402,181

Food Products (1.3%)
Alico, Inc.	600	17,700
Amplify Snack Brands, Inc. (x)*	20,400	245,004

See Notes to Financial Statements.

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EQ/SMALL COMPANY INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

	Number of Shares	Value (Note 1)

B&G Foods, Inc. (x)	37,700	$1,325,155
Bob Evans Farms, Inc.	11,390	897,760
Calavo Growers, Inc. (x)	8,900	751,160
Cal-Maine Foods, Inc.*	17,384	772,719
Darling Ingredients, Inc.*	94,299	1,709,641
Dean Foods Co.	53,900	623,084
Farmer Brothers Co.*	4,617	148,437
Fresh Del Monte Produce, Inc.	18,504	882,086
Freshpet, Inc.*	13,100	248,245
Hostess Brands, Inc.*	45,800	678,298
J&J Snack Foods Corp.	8,603	1,306,193
John B Sanfilippo & Son, Inc.	4,800	303,600
Lancaster Colony Corp.	10,737	1,387,328
Landec Corp.*	15,400	194,040
Lifeway Foods, Inc.*	12,515	100,120
Limoneira Co.	6,700	150,080
Sanderson Farms, Inc.	11,493	1,594,999
Seneca Foods Corp., Class A*	5,700	175,275
Snyder’s-Lance, Inc.	45,566	2,281,944
Tootsie Roll Industries, Inc. (x)	14,910	542,724

		16,335,592

Household Products (0.3%)
Central Garden & Pet Co.*	5,100	198,492
Central Garden & Pet Co., Class A*	19,233	725,276
HRG Group, Inc.*	67,100	1,137,345
Oil-Dri Corp. of America	3,000	124,500
Orchids Paper Products Co. (x)	6,800	87,040
WD-40 Co.	8,227	970,786

		3,243,439

Personal Products (0.2%)
elf Beauty, Inc. (x)*	7,000	156,170
Inter Parfums, Inc.	9,100	395,395
Medifast, Inc.	6,000	418,860
Natural Health Trends Corp. (x)	6,800	103,292
Nature’s Sunshine Products, Inc.	600	6,930
Revlon, Inc., Class A (x)*	8,800	191,840
USANA Health Sciences, Inc.*	7,000	518,350

		1,790,837

Tobacco (0.2%)
Turning Point Brands, Inc.	300	6,339
Universal Corp.	14,153	743,033
Vector Group Ltd.	55,066	1,232,377

		1,981,749

Total Consumer Staples		32,760,691

Energy (3.9%)
Energy Equipment & Services (1.5%)
Archrock, Inc.	36,800	386,400
Basic Energy Services, Inc.*	6,100	143,167
Bristow Group, Inc. (x)	36,980	498,121
C&J Energy Services, Inc.*	26,600	890,302
CARBO Ceramics, Inc. (x)*	20,700	210,726
Diamond Offshore Drilling, Inc. (x)*	37,000	687,830
Dril-Quip, Inc.*	21,700	1,035,090
Ensco plc, Class A	244,040	1,442,276
Era Group, Inc.*	13,200	141,900

Exterran Corp.*	18,400	578,496
Fairmount Santrol Holdings, Inc. (x)*	53,100	277,713
Forum Energy Technologies, Inc.*	34,400	534,920
Frank’s International NV (x)	25,400	168,910
Geospace Technologies Corp.*	9,500	123,215
Gulf Island Fabrication, Inc.	800	10,740
Helix Energy Solutions Group, Inc.*	79,400	598,676
Independence Contract Drilling, Inc.*	19,200	76,416
Keane Group, Inc.*	20,200	384,002
Key Energy Services, Inc.*	1,300	15,327
Mammoth Energy Services, Inc.*	7,000	137,410
Matrix Service Co.*	17,100	304,380
McDermott International, Inc.*	162,200	1,067,276
Natural Gas Services Group, Inc.*	6,777	177,557
NCS Multistage Holdings, Inc.*	3,200	47,168
Newpark Resources, Inc.*	47,602	409,377
Noble Corp. plc*	139,900	632,348
Oil States International, Inc.*	29,100	823,530
Parker Drilling Co.*	102,229	102,229
PHI, Inc. (Non-Voting)*	9,300	107,601
Pioneer Energy Services Corp.*	36,100	110,105
ProPetro Holding Corp.*	4,700	94,752
RigNet, Inc.*	9,300	139,035
Rowan Cos. plc, Class A*	66,800	1,046,088
SEACOR Holdings, Inc.*	9,200	425,224
SEACOR Marine Holdings, Inc.*	14,649	171,393
Select Energy Services, Inc., Class A*	7,400	134,976
Smart Sand, Inc. (x)*	15,600	135,096
Solaris Oilfield Infrastructure, Inc., Class A*	5,500	117,755
Superior Energy Services, Inc.*	87,200	839,736
TETRA Technologies, Inc.*	80,061	341,860
Unit Corp.*	28,500	627,000
US Silica Holdings, Inc. (x)	53,200	1,732,193

		17,928,316

Oil, Gas & Consumable Fuels (2.4%)
Abraxas Petroleum Corp.*	90,900	223,614
Approach Resources, Inc. (x)*	9,000	26,640
Arch Coal, Inc., Class A	12,600	1,173,816
Ardmore Shipping Corp.*	17,600	140,800
Bill Barrett Corp.*	61,902	317,557
Bonanza Creek Energy, Inc.*	11,600	320,044
California Resources Corp. (x)*	39,400	765,936
Callon Petroleum Co.*	108,221	1,314,885
Carrizo Oil & Gas, Inc.*	35,603	757,632
Clean Energy Fuels Corp.*	70,859	143,844
Cloud Peak Energy, Inc.*	10,000	44,500
Contango Oil & Gas Co.*	11,849	55,809
CVR Energy, Inc. (x)	14,000	521,360
Delek US Energy, Inc.	46,447	1,622,858
Denbury Resources, Inc.*	198,900	439,569
DHT Holdings, Inc.	61,500	220,785
Dorian LPG Ltd.*	21,938	180,330

See Notes to Financial Statements.

1274

EQ ADVISORS TRUST

EQ/SMALL COMPANY INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

	Number of Shares	Value (Note 1)

Earthstone Energy, Inc., Class A*	1,400	$14,882
Eclipse Resources Corp.*	93,994	225,586
Energy XXI Gulf Coast, Inc.*	16,900	97,006
EP Energy Corp., Class A (x)*	57,700	136,172
Evolution Petroleum Corp.	15,200	104,120
Frontline Ltd. (x)	47,900	219,861
GasLog Ltd. (x)	23,500	522,875
Gener8 Maritime, Inc.*	22,600	149,612
Golar LNG Ltd.	55,100	1,642,531
Green Plains, Inc.	21,700	365,645
Halcon Resources Corp. (x)*	73,500	556,395
Hallador Energy Co.	900	5,481
International Seaways, Inc.*	25,466	470,102
Isramco, Inc. (x)*	1,321	138,243
Jagged Peak Energy, Inc. (x)*	26,200	413,436
Jones Energy, Inc., Class A (x)*	6,265	6,892
Jura Energy Corp.*	690	52
Lilis Energy, Inc. (x)*	3,700	18,907
Matador Resources Co.*	51,100	1,590,743
Midstates Petroleum Co., Inc.*	1,500	24,870
NACCO Industries, Inc., Class A	2,600	97,890
Navios Maritime Acquisition Corp.	21,200	23,532
Nordic American Tankers Ltd.	56,601	139,238
Oasis Petroleum, Inc.*	135,028	1,135,585
Overseas Shipholding Group, Inc., Class A*	12,000	32,880
Pacific Ethanol, Inc.*	22,000	100,100
Panhandle Oil and Gas, Inc., Class A	9,300	191,115
Par Pacific Holdings, Inc.*	17,600	339,328
PDC Energy, Inc.*	37,835	1,950,016
Peabody Energy Corp.*	35,300	1,389,761
Renewable Energy Group, Inc.*	24,200	285,560
Resolute Energy Corp. (x)*	12,400	390,228
REX American Resources Corp.*	3,600	298,044
Ring Energy, Inc.*	23,700	329,430
Rosehill Resources, Inc. (x)*	400	3,144
Sanchez Energy Corp. (x)*	38,700	205,497
SandRidge Energy, Inc.*	19,900	419,293
Scorpio Tankers, Inc.	89,700	273,585
SemGroup Corp., Class A	38,200	1,153,640
Ship Finance International Ltd. (x)	36,005	558,078
SRC Energy, Inc.*	114,200	974,126
Stone Energy Corp. (x)*	2,800	90,048
Teekay Corp.	56,300	524,716
Teekay Tankers Ltd., Class A	82,757	115,860
Tellurian, Inc. (x)*	32,800	319,472
Ultra Petroleum Corp.*	111,800	1,012,908
W&T Offshore, Inc.*	66,444	219,930
Westmoreland Coal Co. (x)*	12,400	15,004
WildHorse Resource Development Corp. (x)*	21,000	386,610

		27,948,008

Total Energy		45,876,324

Financials (17.7%)
Banks (10.0%)
1st Source Corp.	9,072	448,610
Access National Corp.	8,897	247,692
ACNB Corp.	3,600	106,380
Allegiance Bancshares, Inc.*	6,700	252,255
American National Bankshares, Inc.	5,000	191,500
Ameris Bancorp	20,854	1,005,163
Ames National Corp.	5,550	154,568
Arrow Financial Corp.	7,010	237,990
Atlantic Capital Bancshares, Inc.*	10,100	177,760
Banc of California, Inc.	27,900	576,135
BancFirst Corp.	9,000	460,350
Banco Latinoamericano de Comercio Exterior SA, Class E	17,381	467,549
Bancorp, Inc. (The)*	32,500	321,100
BancorpSouth Bank	50,000	1,572,500
Bank of Commerce Holdings	400	4,600
Bank of Marin Bancorp	3,600	244,800
Bank of NT Butterfield & Son Ltd. (The)	30,800	1,117,732
Bankwell Financial Group, Inc.	3,800	130,492
Banner Corp.	23,000	1,267,760
Bar Harbor Bankshares	8,446	228,126
BCB Bancorp, Inc.	200	2,900
Berkshire Hills Bancorp, Inc.	19,194	702,500
Blue Hills Bancorp, Inc.	14,100	283,410
Boston Private Financial Holdings, Inc.	46,970	725,687
Bridge Bancorp, Inc.	10,481	366,835
Brookline Bancorp, Inc.	39,977	627,639
Bryn Mawr Bank Corp.	9,280	410,176
BSB Bancorp, Inc.*	5,400	157,950
Byline Bancorp, Inc.*	100	2,297
C&F Financial Corp.	2,100	121,800
Camden National Corp.	8,750	368,638
Capital City Bank Group, Inc.	7,400	169,756
Capstar Financial Holdings, Inc.*	500	10,385
Carolina Financial Corp.	10,700	397,505
Cathay General Bancorp	41,947	1,768,905
CenterState Bank Corp.	28,093	722,833
Central Pacific Financial Corp.	17,100	510,093
Central Valley Community Bancorp	6,200	125,116
Century Bancorp, Inc., Class A	1,900	148,675
Chemical Financial Corp.	44,794	2,395,135
Chemung Financial Corp.	400	19,240
Citizens & Northern Corp.	7,302	175,248
City Holding Co.	8,450	570,122
CNB Financial Corp.	8,900	233,536
CoBiz Financial, Inc.	21,321	426,207
Codorus Valley Bancorp, Inc.	5,586	153,783
Columbia Banking System, Inc.	40,955	1,779,085
Commerce Union Bancshares, Inc.	100	2,564
Community Bank System, Inc.	28,102	1,510,483
Community Bankers Trust Corp.*	800	6,520

See Notes to Financial Statements.

1275

EQ ADVISORS TRUST

EQ/SMALL COMPANY INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

	Number of Shares	Value (Note 1)

Community Financial Corp. (The)	100	$3,830
Community Trust Bancorp, Inc.	8,725	410,948
ConnectOne Bancorp, Inc.	16,200	417,150
County Bancorp, Inc.	600	17,856
Customers Bancorp, Inc.*	14,900	387,251
CVB Financial Corp.	58,087	1,368,530
Eagle Bancorp, Inc.*	17,550	1,016,145
Enterprise Bancorp, Inc.	5,400	183,870
Enterprise Financial Services Corp.	12,495	564,149
Equity Bancshares, Inc., Class A*	5,000	177,050
Evans Bancorp, Inc.	100	4,190
Farmers & Merchants Bancorp, Inc. (x)	500	20,400
Farmers Capital Bank Corp.	4,600	177,100
Farmers National Banc Corp.	14,800	218,300
FB Financial Corp.*	5,800	243,542
FCB Financial Holdings, Inc., Class A*	24,200	1,229,360
Fidelity Southern Corp.	11,300	246,340
Financial Institutions, Inc.	8,900	276,790
First Bancorp, Inc.	5,619	153,005
First Bancorp/NC	11,310	399,356
First Bancorp/PR*	125,900	642,090
First Busey Corp.	21,259	636,494
First Business Financial Services, Inc.	5,500	121,660
First Citizens BancShares, Inc., Class A	4,300	1,732,900
First Commonwealth Financial Corp.	51,113	731,938
First Community Bancshares, Inc.	9,000	258,570
First Connecticut Bancorp, Inc.	8,200	214,430
First Financial Bancorp	35,316	930,577
First Financial Bankshares, Inc. (x)	36,624	1,649,911
First Financial Corp.	5,700	258,495
First Financial Northwest, Inc.	1,400	21,714
First Foundation, Inc.*	15,100	279,954
First Guaranty Bancshares, Inc. (x)	329	8,225
First Internet Bancorp	5,000	190,750
First Interstate BancSystem, Inc., Class A	13,527	541,756
First Merchants Corp.	23,400	984,204
First Mid-Illinois Bancshares, Inc.	4,900	188,846
First Midwest Bancorp, Inc.	65,868	1,581,491
First Northwest Bancorp*	6,800	110,840
First of Long Island Corp. (The)	12,275	349,838
Flushing Financial Corp.	15,942	438,405
FNB Bancorp	100	3,649
Franklin Financial Network, Inc.*	5,900	201,190
Fulton Financial Corp.	99,800	1,786,420
German American Bancorp, Inc.	12,150	429,260
Glacier Bancorp, Inc.	43,714	1,721,894
Great Southern Bancorp, Inc.	6,130	316,615

Great Western Bancorp, Inc.	33,400	1,329,320
Green Bancorp, Inc.*	13,000	263,900
Guaranty Bancorp	10,000	276,500
Guaranty Bancshares, Inc.	200	6,130
Hancock Holding Co.	48,486	2,400,056
Hanmi Financial Corp.	18,000	546,300
HarborOne Bancorp, Inc.*	9,000	172,440
Heartland Financial USA, Inc.	13,400	718,910
Heritage Commerce Corp.	16,500	252,780
Heritage Financial Corp.	17,362	534,750
Hilltop Holdings, Inc.	42,000	1,063,860
Home BancShares, Inc.	97,101	2,257,598
HomeTrust Bancshares, Inc.*	10,100	260,075
Hope Bancorp, Inc.	73,614	1,343,456
Horizon Bancorp	11,300	314,140
IBERIABANK Corp.	29,285	2,269,588
Independent Bank Corp. (Berlin Stock Exchange)	11,700	261,495
Independent Bank Corp. (Nasdaq Stock Exchange)	14,886	1,039,787
Independent Bank Group, Inc.	10,100	682,760
International Bancshares Corp.	31,390	1,246,183
Investors Bancorp, Inc.	168,340	2,336,559
Lakeland Bancorp, Inc.	23,635	454,974
Lakeland Financial Corp.	13,800	669,162
LCNB Corp.	5,700	116,565
LegacyTexas Financial Group, Inc.	25,560	1,078,888
Live Oak Bancshares, Inc.	10,200	243,270
Macatawa Bank Corp.	16,700	167,000
MainSource Financial Group, Inc.	13,281	482,233
MB Financial, Inc.	51,151	2,277,243
MBT Financial Corp.	11,800	125,080
Mercantile Bank Corp.	9,200	325,404
Midland States Bancorp, Inc.	5,600	181,888
MidSouth Bancorp, Inc.	400	5,300
MidWestOne Financial Group, Inc.	5,300	177,709
MutualFirst Financial, Inc.	3,300	127,215
National Bank Holdings Corp., Class A	13,800	447,534
National Bankshares, Inc. (x)	4,000	181,800
National Commerce Corp.*	5,500	221,375
NBT Bancorp, Inc.	24,582	904,618
Nicolet Bankshares, Inc.*	2,500	136,850
Northeast Bancorp	300	6,945
Northrim BanCorp, Inc.	4,700	159,095
Norwood Financial Corp.	100	3,300
OFG Bancorp	25,800	242,520
Old Line Bancshares, Inc.	5,800	170,752
Old National Bancorp	78,605	1,371,657
Old Second Bancorp, Inc.	17,800	242,970
Opus Bank*	12,400	338,520
Orrstown Financial Services, Inc.	900	22,725
Pacific Mercantile Bancorp*	2,600	22,750
Pacific Premier Bancorp, Inc.*	20,393	815,720
Paragon Commercial Corp.*	400	21,284
Park National Corp.	7,648	795,392
Parke Bancorp, Inc.	100	2,055

See Notes to Financial Statements.

1276

EQ ADVISORS TRUST

EQ/SMALL COMPANY INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

	Number of Shares	Value (Note 1)

Peapack Gladstone Financial Corp.	9,000	$315,180
Penns Woods Bancorp, Inc.	3,400	158,372
Peoples Bancorp of North Carolina, Inc.	220	6,752
Peoples Bancorp, Inc.	9,220	300,756
Peoples Financial Services Corp.	4,100	190,978
People’s Utah Bancorp	7,900	239,370
Preferred Bank	7,000	411,460
Premier Financial Bancorp, Inc.	5,970	119,878
QCR Holdings, Inc.	6,800	291,380
RBB Bancorp	100	2,737
Renasant Corp.	24,681	1,009,206
Republic Bancorp, Inc., Class A	5,500	209,110
Republic First Bancorp, Inc. (x)*	28,800	243,360
S&T Bancorp, Inc.	20,325	809,138
Sandy Spring Bancorp, Inc.	13,551	528,760
Seacoast Banking Corp. of Florida*	32,100	809,241
ServisFirst Bancshares, Inc.	25,200	1,045,800
Shore Bancshares, Inc.	8,400	140,280
Sierra Bancorp	6,966	185,017
Simmons First National Corp., Class A	20,864	1,191,334
SmartFinancial, Inc.*	100	2,170
South State Corp.	20,052	1,747,532
Southern First Bancshares, Inc.*	4,200	173,250
Southern National Bancorp of Virginia, Inc.	7,700	123,431
Southside Bancshares, Inc.	16,089	541,878
State Bank Financial Corp.	23,200	692,288
Sterling Bancorp	118,963	2,926,489
Stock Yards Bancorp, Inc.	12,150	458,055
Summit Financial Group, Inc.	5,200	136,864
Sun Bancorp, Inc.	6,760	164,268
Sunshine Bancorp, Inc.*	300	6,882
Texas Capital Bancshares, Inc.*	28,723	2,553,474
Tompkins Financial Corp.	8,300	675,205
Towne Bank	31,804	977,973
TriCo Bancshares	13,016	492,786
TriState Capital Holdings, Inc.*	12,600	289,800
Triumph Bancorp, Inc.*	9,600	302,400
Trustmark Corp.	38,680	1,232,345
Two River Bancorp	100	1,813
UMB Financial Corp.	25,418	1,828,063
Umpqua Holdings Corp.	124,522	2,590,057
Union Bankshares Corp.	24,855	899,005
Union Bankshares, Inc. (x)	2,200	116,490
United Bankshares, Inc.	63,173	2,195,262
United Community Banks, Inc.	39,700	1,117,158
Univest Corp. of Pennsylvania	14,525	407,426
Valley National Bancorp	168,946	1,895,574
Veritex Holdings, Inc.*	6,200	171,058
Washington Trust Bancorp, Inc.	9,900	527,175
WashingtonFirst Bankshares, Inc.	5,850	200,421
WesBanco, Inc.	22,779	925,966
West Bancorporation, Inc.	9,400	236,410
Westamerica Bancorporation (x)	14,174	844,062

Wintrust Financial Corp.	34,912	2,875,700
Xenith Bankshares, Inc.*	4,300	145,469

		118,754,051

Capital Markets (1.4%)
Actua Corp.*	25,000	390,000
Arlington Asset Investment Corp., Class A (x)	19,300	227,354
Artisan Partners Asset Management, Inc., Class A	25,500	1,007,250
Associated Capital Group, Inc., Class A (x)	3,300	112,530
B. Riley Financial, Inc.	3,874	70,119
Cohen & Steers, Inc.	12,009	567,906
Cowen, Inc. (x)*	16,550	225,908
Diamond Hill Investment Group, Inc.	1,713	354,009
Donnelley Financial Solutions, Inc.*	15,100	294,299
Evercore, Inc., Class A	22,611	2,034,990
Financial Engines, Inc.	32,600	987,780
GAIN Capital Holdings, Inc.	32,200	322,000
GAMCO Investors, Inc., Class A	6,200	183,830
Greenhill & Co., Inc.	15,900	310,050
Hamilton Lane, Inc., Class A	600	21,234
Houlihan Lokey, Inc.	12,200	554,246
INTL. FCStone, Inc.*	8,600	365,758
Investment Technology Group, Inc.	18,900	363,825
Ladenburg Thalmann Financial Services, Inc.	62,000	195,920
Medley Management, Inc., Class A	2,600	16,900
Moelis & Co., Class A	17,600	853,600
OM Asset Management plc	45,300	758,775
Oppenheimer Holdings, Inc., Class A	5,100	136,680
Piper Jaffray Cos.	8,300	715,875
PJT Partners, Inc., Class A	10,200	465,120
Pzena Investment Management, Inc., Class A	10,011	106,817
Safeguard Scientifics, Inc.*	11,200	125,440
Silvercrest Asset Management Group, Inc., Class A	300	4,815
Stifel Financial Corp.	36,786	2,190,974
Virtu Financial, Inc., Class A (x)	14,500	265,350
Virtus Investment Partners, Inc. (x)	5,978	687,769
Waddell & Reed Financial, Inc., Class A (x)	44,900	1,003,066
Westwood Holdings Group, Inc.	4,597	304,367
WisdomTree Investments, Inc. (x)	68,000	853,400

		17,077,956

Consumer Finance (0.6%)
Elevate Credit, Inc.*	1,300	9,789
Encore Capital Group, Inc.*	15,600	656,760
Enova International, Inc.*	19,213	292,038
EZCORP, Inc., Class A*	24,996	304,951
FirstCash, Inc.	27,335	1,843,745

See Notes to Financial Statements.

1277

EQ ADVISORS TRUST

EQ/SMALL COMPANY INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

	Number of Shares	Value (Note 1)

Green Dot Corp., Class A*	25,500	$1,536,630
LendingClub Corp.*	186,000	768,180
Nelnet, Inc., Class A	11,569	633,750
PRA Group, Inc.*	28,848	957,754
Regional Management Corp.*	6,700	176,277
World Acceptance Corp.*	3,481	280,986

		7,460,860

Diversified Financial Services (0.1%)
Cannae Holdings, Inc.*	37,800	643,734
Marlin Business Services Corp.	5,900	132,160
On Deck Capital, Inc.*	48,800	280,112
Tiptree, Inc.	12,800	76,160

		1,132,166

Insurance (2.5%)
Ambac Financial Group, Inc.*	25,900	413,882
American Equity Investment Life Holding Co.	49,493	1,520,920
AMERISAFE, Inc.	10,900	671,440
AmTrust Financial Services, Inc. (x)	48,800	491,416
Argo Group International Holdings Ltd.	16,509	1,017,780
Atlas Financial Holdings, Inc.*	2,000	41,100
Baldwin & Lyons, Inc., Class B	7,923	189,756
Blue Capital Reinsurance Holdings Ltd.	800	9,640
Citizens, Inc. (x)*	29,249	214,980
CNO Financial Group, Inc.	102,901	2,540,627
Crawford & Co., Class B	9,700	93,314
Donegal Group, Inc., Class A	10,544	182,411
eHealth, Inc.*	13,300	231,021
EMC Insurance Group, Inc.	6,100	175,009
Employers Holdings, Inc.	19,701	874,724
Enstar Group Ltd.*	6,488	1,302,466
FBL Financial Group, Inc., Class A	5,600	390,040
Federated National Holding Co.	9,900	164,043
Genworth Financial, Inc., Class A*	284,700	885,417
Global Indemnity Ltd.*	4,900	205,898
Greenlight Capital Re Ltd., Class A*	16,893	339,549
Hallmark Financial Services, Inc.*	2,400	25,032
HCI Group, Inc.	4,800	143,520
Health Insurance Innovations, Inc., Class A (x)*	11,900	296,905
Heritage Insurance Holdings, Inc.	17,400	313,548
Horace Mann Educators Corp.	23,037	1,015,932
Independence Holding Co.	1,100	30,195
Infinity Property & Casualty Corp.	6,152	652,112
Investors Title Co.	1,000	198,350
James River Group Holdings Ltd.	12,800	512,128
Kemper Corp.	22,800	1,570,920
Kingstone Cos., Inc.	100	1,880
Kinsale Capital Group, Inc.	6,500	292,500
Maiden Holdings Ltd.	43,061	284,203

MBIA, Inc.*	75,500	552,660
National General Holdings Corp.	27,400	538,136
National Western Life Group, Inc., Class A	1,300	430,326
Navigators Group, Inc. (The)	12,906	628,522
NI Holdings, Inc.*	300	5,094
Primerica, Inc.	26,600	2,701,231
RLI Corp.	21,796	1,322,145
Safety Insurance Group, Inc.	8,275	665,310
Selective Insurance Group, Inc.	32,632	1,915,498
State Auto Financial Corp.	9,234	268,894
Stewart Information Services Corp.	12,627	534,122
Third Point Reinsurance Ltd.*	51,900	760,335
Trupanion, Inc. (x)*	11,800	345,386
United Fire Group, Inc.	12,364	563,551
United Insurance Holdings Corp.	15,200	262,200
Universal Insurance Holdings, Inc.	17,900	489,565
WMIH Corp.*	120,900	102,656

		29,378,289

Mortgage Real Estate Investment Trusts (REITs) (0.8%)
AG Mortgage Investment Trust, Inc. (REIT)	15,500	294,655
Anworth Mortgage Asset Corp. (REIT)	54,911	298,716
Apollo Commercial Real Estate Finance, Inc. (REIT) (x)	64,007	1,180,928
Ares Commercial Real Estate Corp. (REIT)	16,400	211,560
ARMOUR Residential REIT, Inc. (REIT) (x)	21,101	542,718
Capstead Mortgage Corp. (REIT)	54,837	474,340
Cherry Hill Mortgage Investment Corp. (REIT)	300	5,397
CYS Investments, Inc. (REIT)	85,675	687,970
Dynex Capital, Inc. (REIT)	29,500	206,795
Ellington Residential Mortgage REIT (REIT)	100	1,204
Granite Point Mortgage Trust, Inc. (REIT) (x)	24,300	431,082
Great Ajax Corp. (REIT)	10,700	147,874
Hannon Armstrong Sustainable Infrastructure Capital, Inc. (REIT)	27,900	671,274
Invesco Mortgage Capital, Inc. (REIT)	64,594	1,151,711
Ladder Capital Corp. (REIT)	40,382	550,407
MTGE Investment Corp. (REIT)	26,374	487,919
New York Mortgage Trust, Inc. (REIT)	63,100	389,327
Orchid Island Capital, Inc. (REIT) (x)	28,300	262,624
Owens Realty Mortgage, Inc. (REIT)	6,400	102,464
PennyMac Mortgage Investment Trust (REIT)	42,545	683,698

See Notes to Financial Statements.

1278

EQ ADVISORS TRUST

EQ/SMALL COMPANY INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

	Number of Shares	Value (Note 1)

Redwood Trust, Inc. (REIT)	43,791	$648,983
Resource Capital Corp. (REIT)	21,848	204,716
Sutherland Asset Management Corp. (REIT)	600	9,090
TPG RE Finance Trust, Inc. (REIT)	1,300	24,765
Western Asset Mortgage Capital Corp. (REIT)	22,400	222,880

		9,893,097

Thrifts & Mortgage Finance (2.3%)
Bank Mutual Corp.	24,400	259,860
BankFinancial Corp.	10,321	158,324
Bear State Financial, Inc.	10,400	106,392
Beneficial Bancorp, Inc.	40,338	663,560
BofI Holding, Inc. (x)*	34,400	1,028,560
Capitol Federal Financial, Inc.	78,400	1,051,344
Charter Financial Corp.	9,200	161,368
Clifton Bancorp, Inc.	10,604	181,328
Dime Community Bancshares, Inc.	17,901	375,026
ESSA Bancorp, Inc.	1,000	15,670
Essent Group Ltd.*	42,200	1,832,324
Federal Agricultural Mortgage Corp., Class C	4,300	336,432
First Defiance Financial Corp.	5,100	265,047
Flagstar Bancorp, Inc.*	12,000	449,040
Hingham Institution for Savings	1,000	207,000
Home Bancorp, Inc.	4,000	172,880
HomeStreet, Inc.*	14,700	425,565
Impac Mortgage Holdings, Inc. (x)*	3,200	32,512
Kearny Financial Corp.	52,835	763,466
LendingTree, Inc. (x)*	3,600	1,225,620
Meridian Bancorp, Inc.	31,000	638,600
Meta Financial Group, Inc.	4,700	435,455
MGIC Investment Corp.*	212,087	2,992,547
Nationstar Mortgage Holdings, Inc.*	16,600	307,100
NMI Holdings, Inc., Class A*	27,300	464,100
Northfield Bancorp, Inc.	24,183	413,046
Northwest Bancshares, Inc.	55,110	921,990
OceanFirst Financial Corp.	14,800	388,500
Ocwen Financial Corp. (x)*	160,600	502,678
Oritani Financial Corp.	22,150	363,260
PCSB Financial Corp.*	200	3,810
PennyMac Financial Services, Inc., Class A*	13,300	297,255
PHH Corp.*	29,115	299,885
Provident Financial Holdings, Inc.	1,000	18,400
Provident Financial Services, Inc.	38,216	1,030,686
Radian Group, Inc.	123,600	2,547,395
Riverview Bancorp, Inc.	900	7,803
SI Financial Group, Inc.	7,000	102,900
Southern Missouri Bancorp, Inc.	4,700	176,673
Territorial Bancorp, Inc.	5,995	185,066
Timberland Bancorp, Inc.	300	7,965
TrustCo Bank Corp.	52,454	482,577
United Community Financial Corp.	27,500	251,075

United Financial Bancorp, Inc.	28,760	507,326
Walker & Dunlop, Inc.*	15,845	752,638
Washington Federal, Inc.	52,200	1,787,850
Waterstone Financial, Inc.	14,600	248,930
Western New England Bancorp, Inc.	16,000	174,400
WSFS Financial Corp.	17,400	832,590

		26,853,818

Total Financials		210,550,237

Health Care (15.0%)
Biotechnology (5.7%)
Abeona Therapeutics, Inc. (x)*	14,800	234,580
Acceleron Pharma, Inc.*	15,500	657,820
Achaogen, Inc. (x)*	16,600	178,284
Achillion Pharmaceuticals, Inc.*	30,100	86,688
Acorda Therapeutics, Inc.*	25,135	539,146
Adamas Pharmaceuticals, Inc. (x)*	2,400	81,336
Aduro Biotech, Inc. (x)*	24,000	180,000
Advaxis, Inc. (x)*	48,600	138,024
Agenus, Inc. (x)*	52,300	170,498
Aileron Therapeutics, Inc.*	700	7,378
Aimmune Therapeutics, Inc.*	16,400	620,248
Akebia Therapeutics, Inc.*	20,600	306,322
Alder Biopharmaceuticals, Inc.*	26,500	303,425
AMAG Pharmaceuticals, Inc.*	19,200	254,400
Amicus Therapeutics, Inc. (x)*	82,200	1,182,858
AnaptysBio, Inc.*	6,800	684,896
Anavex Life Sciences Corp. (x)*	29,200	94,024
Ardelyx, Inc.*	26,800	176,880
Arena Pharmaceuticals, Inc.*	22,333	758,652
Array BioPharma, Inc.*	96,519	1,235,443
Asterias Biotherapeutics, Inc. (x)*	9,800	22,050
Atara Biotherapeutics, Inc. (x)*	15,100	273,310
Athenex, Inc. (x)*	2,000	31,800
Athersys, Inc. (x)*	61,900	112,039
Audentes Therapeutics, Inc.*	7,800	243,750
Avexis, Inc.*	14,000	1,549,380
Axovant Sciences Ltd. (x)*	60,000	316,200
Bellicum Pharmaceuticals, Inc. (x)*	18,400	154,744
BioCryst Pharmaceuticals, Inc. (x)*	49,200	241,572
Biohaven Pharmaceutical Holding Co. Ltd.*	5,300	142,994
BioSpecifics Technologies Corp.*	3,700	160,321
BioTime, Inc. (x)*	53,300	114,595
Bluebird Bio, Inc.*	25,600	4,559,359
Blueprint Medicines Corp.*	22,200	1,674,102
Calithera Biosciences, Inc.*	14,600	121,910
Calyxt, Inc. (x)*	1,500	33,045
Cara Therapeutics, Inc. (x)*	25,400	310,896
Cascadian Therapeutics, Inc.*	8,000	29,600
Catalyst Pharmaceuticals, Inc.*	10,400	40,664
Celldex Therapeutics, Inc.*	86,778	246,450
ChemoCentryx, Inc.*	24,400	145,180
Chimerix, Inc.*	34,700	160,661
Clovis Oncology, Inc.*	24,700	1,679,600

See Notes to Financial Statements.

1279

EQ ADVISORS TRUST

EQ/SMALL COMPANY INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

	Number of Shares	Value (Note 1)

Coherus Biosciences, Inc.*	19,400	$170,720
Conatus Pharmaceuticals, Inc.*	8,000	36,960
Concert Pharmaceuticals, Inc.*	12,300	318,201
Corbus Pharmaceuticals Holdings, Inc. (x)*	9,700	68,870
Corvus Pharmaceuticals, Inc.*	13,100	135,716
Curis, Inc.*	60,500	42,350
Cytokinetics, Inc.*	20,700	168,705
CytomX Therapeutics, Inc.*	14,400	303,984
Dynavax Technologies Corp. (x)*	36,850	689,095
Eagle Pharmaceuticals, Inc.*	4,800	256,416
Edge Therapeutics, Inc.*	5,800	54,346
Editas Medicine, Inc. (x)*	18,800	577,724
Emergent BioSolutions, Inc.*	18,600	864,342
Enanta Pharmaceuticals, Inc.*	8,800	516,384
Epizyme, Inc. (x)*	21,600	271,080
Esperion Therapeutics, Inc.*	8,200	539,888
Exact Sciences Corp.*	66,900	3,514,926
Fate Therapeutics, Inc.*	4,400	26,884
FibroGen, Inc.*	40,400	1,914,960
Five Prime Therapeutics, Inc.*	15,500	339,760
Flexion Therapeutics, Inc. (x)*	14,400	360,576
Fortress Biotech, Inc. (x)*	8,200	32,718
Foundation Medicine, Inc.*	7,700	525,140
G1 Therapeutics, Inc.*	1,500	29,760
Genomic Health, Inc.*	10,312	352,670
Geron Corp. (x)*	72,011	129,620
Global Blood Therapeutics, Inc.*	21,100	830,285
Halozyme Therapeutics, Inc.*	62,535	1,266,959
Heron Therapeutics, Inc. (x)*	24,000	434,400
Idera Pharmaceuticals, Inc.*	54,200	114,362
Ignyta, Inc.*	31,900	851,730
Immune Design Corp.*	11,800	46,020
ImmunoGen, Inc.*	55,068	352,986
Immunomedics, Inc. (x)*	55,900	903,344
Inovio Pharmaceuticals, Inc. (x)*	40,300	166,439
Insmed, Inc.*	42,200	1,315,796
Insys Therapeutics, Inc. (x)*	26,700	256,854
Intellia Therapeutics, Inc. (x)*	14,300	274,846
Invitae Corp. (x)*	21,200	192,496
Iovance Biotherapeutics, Inc.*	37,800	302,400
Ironwood Pharmaceuticals, Inc. (x)*	74,200	1,112,258
Jounce Therapeutics, Inc. (x)*	10,300	131,325
Karyopharm Therapeutics, Inc.*	23,500	225,600
Keryx Biopharmaceuticals, Inc. (x)*	41,000	190,650
Kindred Biosciences, Inc.*	2,500	23,625
Kura Oncology, Inc. (x)*	6,800	104,040
La Jolla Pharmaceutical Co. (x)*	8,900	286,402
Lexicon Pharmaceuticals, Inc. (x)*	23,911	236,241
Ligand Pharmaceuticals, Inc. (x)*	10,926	1,496,097
Loxo Oncology, Inc. (x)*	11,500	968,070
MacroGenics, Inc.*	18,300	347,700
Madrigal Pharmaceuticals, Inc. (x)*	2,400	220,296

Matinas BioPharma Holdings, Inc. (x)*	8,200	9,512
MediciNova, Inc. (x)*	4,700	30,409
Merrimack Pharmaceuticals, Inc. (x)	10,849	111,202
Mersana Therapeutics, Inc. (x)*	900	14,787
MiMedx Group, Inc. (x)*	57,000	718,770
Minerva Neurosciences, Inc.*	19,400	117,370
Miragen Therapeutics, Inc.*	1,400	14,602
Momenta Pharmaceuticals, Inc.*	37,328	520,726
Myriad Genetics, Inc.*	39,200	1,346,324
NantKwest, Inc.*	35,700	160,293
Natera, Inc.*	19,300	173,507
NewLink Genetics Corp. (x)*	30,100	244,111
Novavax, Inc. (x)*	101,559	125,933
Novelion Therapeutics, Inc.*	700	2,184
Nymox Pharmaceutical Corp.*	2,500	8,250
Oncocyte Corp. (x)*	400	1,860
Organovo Holdings, Inc. (x)*	69,550	93,197
Otonomy, Inc.*	14,500	80,475
Ovid therapeutics, Inc. (x)*	1,300	12,831
PDL BioPharma, Inc.*	90,127	246,948
Pieris Pharmaceuticals, Inc.*	10,300	77,765
Portola Pharmaceuticals, Inc.*	28,300	1,377,644
Progenics Pharmaceuticals, Inc.*	39,900	237,405
Protagonist Therapeutics, Inc.*	4,600	95,680
Prothena Corp. plc*	25,700	963,493
PTC Therapeutics, Inc.*	19,100	318,588
Puma Biotechnology, Inc.*	16,000	1,581,600
Ra Pharmaceuticals, Inc.*	8,900	75,650
Radius Health, Inc. (x)*	25,500	810,135
Recro Pharma, Inc. (x)*	2,900	26,825
REGENXBIO, Inc.*	11,600	385,700
Repligen Corp.*	19,500	707,460
Retrophin, Inc.*	19,700	415,079
Rigel Pharmaceuticals, Inc.*	71,540	277,575
Sage Therapeutics, Inc.*	21,300	3,508,323
Sangamo Therapeutics, Inc.*	43,100	706,840
Sarepta Therapeutics, Inc. (x)*	33,600	1,869,504
Selecta Biosciences, Inc. (x)*	5,000	49,050
Seres Therapeutics, Inc. (x)*	18,000	182,520
Spark Therapeutics, Inc. (x)*	16,069	826,268
Spectrum Pharmaceuticals, Inc.*	43,065	816,082
Stemline Therapeutics, Inc.*	16,200	252,720
Strongbridge Biopharma plc (x)*	2,700	19,575
Syndax Pharmaceuticals, Inc.*	6,600	57,816
Synergy Pharmaceuticals, Inc. (x)*	15,700	35,011
Syros Pharmaceuticals, Inc. (x)*	4,000	38,920
TG Therapeutics, Inc. (x)*	27,800	227,960
Tocagen, Inc. (x)*	2,400	24,600
Trevena, Inc.*	36,900	59,040
Ultragenyx Pharmaceutical, Inc.*	22,100	1,024,998
Vanda Pharmaceuticals, Inc.*	34,600	525,920
VBI Vaccines, Inc.*	1,900	8,113
Veracyte, Inc.*	6,800	44,404
Versartis, Inc.*	18,000	39,600
Voyager Therapeutics, Inc.*	11,400	189,240
vTv Therapeutics, Inc., Class A*	300	1,803
XBiotech, Inc. (x)*	25,800	101,652

See Notes to Financial Statements.

1280

EQ ADVISORS TRUST

EQ/SMALL COMPANY INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

	Number of Shares	Value (Note 1)

Xencor, Inc.*	23,800	$521,696
ZIOPHARM Oncology, Inc. (x)*	72,925	301,910

		67,965,595

Health Care Equipment & Supplies (3.7%)
Abaxis, Inc.	12,912	639,402
Accuray, Inc. (x)*	47,047	202,302
Analogic Corp.	7,116	595,965
AngioDynamics, Inc.*	16,200	269,406
Anika Therapeutics, Inc.*	7,500	404,325
Antares Pharma, Inc. (x)*	34,300	68,257
AtriCure, Inc.*	16,500	300,960
Atrion Corp.	800	504,480
AxoGen, Inc.*	15,100	427,330
Cantel Medical Corp.	20,575	2,116,550
Cardiovascular Systems, Inc.*	18,300	433,527
Cerus Corp.*	67,100	226,798
ConforMIS, Inc. (x)*	28,500	67,830
CONMED Corp.	15,787	804,663
Corindus Vascular Robotics, Inc. (x)*	17,100	17,271
CryoLife, Inc.*	18,068	346,002
Cutera, Inc.*	9,100	412,685
Endologix, Inc.*	53,200	284,620
Entellus Medical, Inc.*	7,600	185,364
Exactech, Inc.*	5,600	276,920
FONAR Corp.*	1,000	24,350
GenMark Diagnostics, Inc.*	22,700	94,659
Glaukos Corp. (x)*	16,400	420,660
Globus Medical, Inc., Class A*	40,200	1,652,220
Haemonetics Corp.*	29,408	1,708,017
Halyard Health, Inc.*	26,300	1,214,534
Heska Corp.*	3,200	256,672
ICU Medical, Inc.*	8,445	1,824,120
Inogen, Inc.*	9,400	1,119,352
Insulet Corp.*	33,078	2,282,382
Integer Holdings Corp.*	17,518	793,565
Integra LifeSciences Holdings Corp.*	34,088	1,631,452
Invacare Corp.	14,000	235,900
iRhythm Technologies, Inc.*	10,200	571,710
K2M Group Holdings, Inc.*	23,200	417,600
Lantheus Holdings, Inc.*	10,800	220,860
LeMaitre Vascular, Inc.	7,800	248,352
LivaNova plc*	27,800	2,221,776
Masimo Corp.*	27,838	2,360,663
Meridian Bioscience, Inc.	25,677	359,478
Merit Medical Systems, Inc.*	33,607	1,451,822
Natus Medical, Inc.*	19,400	741,080
Neogen Corp.*	20,867	1,715,476
Nevro Corp.*	15,900	1,097,736
Novocure Ltd.*	28,600	577,720
NuVasive, Inc.*	28,409	1,661,642
NxStage Medical, Inc.*	35,350	856,531
Obalon Therapeutics, Inc. (x)*	2,100	13,881
OraSure Technologies, Inc.*	31,086	586,282
Orthofix International NV*	10,000	547,000
Oxford Immunotec Global plc*	13,700	191,389
Penumbra, Inc.*	15,900	1,496,190
Pulse Biosciences, Inc. (x)*	6,900	162,840
Quidel Corp.*	15,400	667,590

Quotient Ltd. (x)*	3,500	17,325
Rockwell Medical, Inc. (x)*	35,200	204,864
RTI Surgical, Inc.*	37,449	153,541
Sientra, Inc. (x)*	4,000	56,240
STAAR Surgical Co.*	23,200	359,600
Surmodics, Inc.*	7,821	218,988
Tactile Systems Technology, Inc. (x)*	8,700	252,126
Utah Medical Products, Inc.	2,300	187,220
Varex Imaging Corp.*	21,600	867,672
ViewRay, Inc. (x)*	33,700	312,062
Viveve Medical, Inc. (x)*	1,700	8,449
Wright Medical Group NV*	59,833	1,328,293

		43,976,538

Health Care Providers & Services (2.0%)
AAC Holdings, Inc.*	13,800	124,200
Aceto Corp.	16,600	171,478
Addus HomeCare Corp.*	4,600	160,080
Almost Family, Inc.*	6,300	348,705
Amedisys, Inc.*	15,634	824,068
American Renal Associates Holdings, Inc.*	8,800	153,120
AMN Healthcare Services, Inc.*	27,200	1,339,600
BioScrip, Inc.*	73,400	213,594
BioTelemetry, Inc.*	14,500	433,550
Capital Senior Living Corp.*	16,100	217,189
Chemed Corp.	9,290	2,257,656
Civitas Solutions, Inc.*	10,000	171,000
Community Health Systems, Inc. (x)*	62,400	265,824
CorVel Corp.*	7,600	402,040
Cross Country Healthcare, Inc.*	19,895	253,860
Diplomat Pharmacy, Inc.*	25,900	519,813
Ensign Group, Inc. (The)	28,800	639,360
Genesis Healthcare, Inc. (x)*	43,800	33,415
HealthEquity, Inc.*	28,500	1,329,810
HealthSouth Corp.	56,006	2,767,256
Kindred Healthcare, Inc.	45,502	441,369
LHC Group, Inc.*	8,643	529,384
Magellan Health, Inc.*	13,815	1,333,838
Molina Healthcare, Inc. (x)*	24,510	1,879,427
National HealthCare Corp.	7,200	438,768
National Research Corp., Class A	7,325	273,223
Owens & Minor, Inc.	35,800	675,904
PetIQ, Inc.*	2,500	54,600
Providence Service Corp. (The)*	6,723	398,943
R1 RCM, Inc.*	8,900	39,249
RadNet, Inc.*	24,800	250,480
Select Medical Holdings Corp.*	59,303	1,046,698
Surgery Partners, Inc. (x)*	17,100	206,910
Teladoc, Inc. (x)*	30,800	1,073,380
Tenet Healthcare Corp. (x)*	46,600	706,456
Tivity Health, Inc.*	18,947	692,513
Triple-S Management Corp., Class B*	13,836	343,825
US Physical Therapy, Inc.	6,907	498,685

		23,509,270

See Notes to Financial Statements.

1281

EQ ADVISORS TRUST

EQ/SMALL COMPANY INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

	Number of Shares	Value (Note 1)

Health Care Technology (0.7%)
Allscripts Healthcare Solutions, Inc.*	104,000	$1,513,200
Castlight Health, Inc., Class B*	43,750	164,063
Computer Programs & Systems, Inc. (x)	7,602	228,440
Cotiviti Holdings, Inc.*	20,900	673,189
Evolent Health, Inc., Class A (x)*	22,100	271,830
HealthStream, Inc.*	13,000	301,080
HMS Holdings Corp.*	50,429	854,772
Inovalon Holdings, Inc., Class A (x)*	35,900	538,500
Medidata Solutions, Inc.*	31,600	2,002,491
NantHealth, Inc. (x)*	22,200	67,710
Omnicell, Inc.*	21,055	1,021,168
Quality Systems, Inc.*	30,276	411,148
Simulations Plus, Inc.	1,100	17,710
Tabula Rasa HealthCare, Inc.*	3,200	89,760
Vocera Communications, Inc.*	15,700	474,454

		8,629,515

Life Sciences Tools & Services (0.6%)
Accelerate Diagnostics, Inc. (x)*	13,100	343,220
Cambrex Corp.*	19,500	936,000
Enzo Biochem, Inc.*	22,800	185,820
Fluidigm Corp.*	23,100	136,059
INC Research Holdings, Inc., Class A*	31,300	1,364,680
Luminex Corp.	21,519	423,924
Medpace Holdings, Inc.*	10,200	369,852
NanoString Technologies, Inc.*	13,100	97,857
NeoGenomics, Inc. (x)*	30,400	269,344
Pacific Biosciences of California, Inc. (x)*	50,800	134,112
PRA Health Sciences, Inc.*	28,159	2,564,440

		6,825,308

Pharmaceuticals (2.3%)
Aclaris Therapeutics, Inc.*	10,800	266,328
Aerie Pharmaceuticals, Inc. (x)*	16,600	991,850
Akcea Therapeutics, Inc. (x)*	6,100	105,896
Amphastar Pharmaceuticals, Inc.*	20,400	392,496
ANI Pharmaceuticals, Inc.*	3,450	222,353
Aratana Therapeutics, Inc. (x)*	28,850	151,751
Assembly Biosciences, Inc.*	1,900	85,975
Catalent, Inc.*	72,079	2,961,005
Clearside Biomedical, Inc. (x)*	7,600	53,200
Collegium Pharmaceutical, Inc. (x)*	21,500	396,890
Corcept Therapeutics, Inc. (x)*	68,300	1,233,498
Corium International, Inc.*	4,800	46,128
Depomed, Inc.*	34,300	276,115
Dermira, Inc.*	27,400	761,994
Dova Pharmaceuticals, Inc. (x)*	1,400	40,320
Durect Corp.*	21,500	19,819
Horizon Pharma plc*	91,200	1,331,520
Impax Laboratories, Inc.*	43,766	728,704
Innoviva, Inc.*	47,500	674,025
Intersect ENT, Inc.*	14,000	453,600
Intra-Cellular Therapies, Inc.*	19,400	280,912

Kala Pharmaceuticals, Inc.*	2,000	36,980
Lannett Co., Inc. (x)*	14,800	343,360
Medicines Co. (The) (x)*	38,687	1,057,703
Melinta Therapeutics, Inc.*	10,700	169,060
MyoKardia, Inc.*	9,000	378,900
Nektar Therapeutics*	83,586	4,991,755
Neos Therapeutics, Inc.*	21,900	223,380
Ocular Therapeutix, Inc. (x)*	28,200	125,490
Omeros Corp. (x)*	23,200	450,776
Pacira Pharmaceuticals, Inc.*	20,600	940,390
Paratek Pharmaceuticals, Inc.*	11,100	198,690
Phibro Animal Health Corp., Class A	9,050	303,175
Prestige Brands Holdings, Inc.*	29,800	1,323,418
Reata Pharmaceuticals, Inc., Class A*	8,200	232,224
Revance Therapeutics, Inc.*	13,600	486,200
Sienna Biopharmaceuticals, Inc. (x)*	900	16,335
Sucampo Pharmaceuticals, Inc., Class A*	22,700	407,465
Supernus Pharmaceuticals, Inc.*	26,500	1,056,025
Teligent, Inc. (x)*	31,200	113,256
Tetraphase Pharmaceuticals, Inc.*	29,200	183,960
TherapeuticsMD, Inc. (x)*	94,600	571,384
Theravance Biopharma, Inc. (x)*	23,000	641,470
WaVe Life Sciences Ltd. (x)*	9,600	336,960
Zogenix, Inc.*	15,312	613,246
Zynerba Pharmaceuticals, Inc. (x)*	17,600	220,352

		26,896,333

Total Health Care		177,802,559

Industrials (15.3%)
Aerospace & Defense (1.4%)
AAR Corp.	19,012	746,981
Aerojet Rocketdyne Holdings, Inc.*	39,300	1,226,160
Aerovironment, Inc.*	11,621	652,635
Astronics Corp.*	11,100	460,317
Axon Enterprise, Inc. (x)*	33,600	890,400
Cubic Corp.	14,486	853,950
Curtiss-Wright Corp.	25,417	3,097,062
Ducommun, Inc.*	5,000	142,250
Engility Holdings, Inc.*	10,300	292,211
Esterline Technologies Corp.*	16,987	1,268,929
KeyW Holding Corp. (The) (x)*	19,000	111,530
KLX, Inc.*	29,800	2,033,850
Kratos Defense & Security Solutions, Inc. (x)*	38,500	407,715
Mercury Systems, Inc.*	27,100	1,391,585
Moog, Inc., Class A*	18,353	1,593,958
National Presto Industries, Inc. (x)	2,800	278,460
Sparton Corp.*	3,600	83,016
Triumph Group, Inc. (x)	27,900	758,880
Vectrus, Inc.*	7,200	222,120

		16,512,009

See Notes to Financial Statements.

1282

EQ ADVISORS TRUST

EQ/SMALL COMPANY INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

	Number of Shares	Value (Note 1)

Air Freight & Logistics (0.4%)
Air Transport Services Group, Inc.*	29,400	$680,316
Atlas Air Worldwide Holdings, Inc.*	14,327	840,279
Echo Global Logistics, Inc.*	16,500	462,000
Forward Air Corp.	17,140	984,521
Hub Group, Inc., Class A*	19,033	911,681
Park-Ohio Holdings Corp.	5,000	229,750
Radiant Logistics, Inc.*	30,000	138,000

		4,246,547

Airlines (0.3%)
Allegiant Travel Co.	7,577	1,172,541
Hawaiian Holdings, Inc.	30,300	1,207,455
SkyWest, Inc.	29,400	1,561,140

		3,941,136

Building Products (1.4%)
AAON, Inc.	23,200	851,440
Advanced Drainage Systems, Inc. (x)	19,000	453,150
American Woodmark Corp.*	7,900	1,028,975
Apogee Enterprises, Inc.	15,900	727,107
Armstrong Flooring, Inc.*	13,400	226,728
Builders FirstSource, Inc.*	47,400	1,032,846
Caesarstone Ltd.*	13,500	297,000
Continental Building Products, Inc.*	20,200	568,630
CSW Industrials, Inc.*	8,300	381,385
Gibraltar Industries, Inc.*	18,200	600,600
Griffon Corp.	17,543	357,000
Insteel Industries, Inc.	10,300	291,696
JELD-WEN Holding, Inc.*	38,026	1,497,084
Masonite International Corp.*	17,000	1,260,550
NCI Building Systems, Inc.*	15,600	301,080
Patrick Industries, Inc.*	13,725	953,201
PGT Innovations, Inc.*	32,300	544,255
Ply Gem Holdings, Inc.*	11,100	205,350
Quanex Building Products Corp.	18,867	441,488
Simpson Manufacturing Co., Inc.	23,819	1,367,449
Trex Co., Inc.*	16,700	1,810,113
Universal Forest Products, Inc.	34,062	1,281,412

		16,478,539

Commercial Services & Supplies (2.4%)
ABM Industries, Inc.	32,032	1,208,247
ACCO Brands Corp.*	60,986	744,029
Advanced Disposal Services, Inc.*	24,900	596,106
Aqua Metals, Inc. (x)*	13,500	28,755
ARC Document Solutions, Inc.*	1,900	4,845
Brady Corp., Class A	26,641	1,009,694
Brink’s Co. (The)	25,900	2,038,330
Casella Waste Systems, Inc., Class A*	22,200	511,044
CECO Environmental Corp.	14,300	73,359
CompX International, Inc.	100	1,330
Covanta Holding Corp.	67,100	1,133,990
Deluxe Corp.	28,061	2,156,206
Ennis, Inc.	14,356	297,887

Essendant, Inc.	20,672	191,629
Healthcare Services Group, Inc.	39,669	2,091,350
Heritage-Crystal Clean, Inc.*	7,700	167,475
Herman Miller, Inc.	34,391	1,377,360
HNI Corp.	26,041	1,004,401
InnerWorkings, Inc.*	22,100	221,663
Interface, Inc.	40,298	1,013,495
Kimball International, Inc., Class B	21,300	397,671
Knoll, Inc.	26,658	614,200
LSC Communications, Inc.	19,100	289,365
Matthews International Corp., Class A	18,359	969,355
McGrath RentCorp	13,445	631,646
Mobile Mini, Inc.	24,495	845,078
MSA Safety, Inc.	17,807	1,380,399
Multi-Color Corp.	7,800	583,830
NL Industries, Inc.*	7,245	103,241
Quad/Graphics, Inc.	16,400	370,640
RR Donnelley & Sons Co.	40,200	373,860
SP Plus Corp.*	10,000	371,000
Steelcase, Inc., Class A	47,672	724,614
Team, Inc. (x)*	16,600	247,340
Tetra Tech, Inc.	33,537	1,614,807
UniFirst Corp.	8,705	1,435,455
US Ecology, Inc.	12,300	627,300
Viad Corp.	11,124	616,270
VSE Corp.	4,500	217,935

		28,285,201

Construction & Engineering (1.3%)
Aegion Corp.*	22,362	568,666
Ameresco, Inc., Class A*	4,200	36,120
Argan, Inc.	7,200	324,000
Chicago Bridge & Iron Co. NV (x)	57,700	931,278
Comfort Systems USA, Inc.	20,743	905,432
Dycom Industries, Inc.*	17,516	1,951,808
EMCOR Group, Inc.	34,599	2,828,468
Granite Construction, Inc.	23,573	1,495,235
Great Lakes Dredge & Dock Corp.*	34,500	186,300
HC2 Holdings, Inc.*	21,900	130,305
IES Holdings, Inc.*	4,900	84,525
KBR, Inc.	82,500	1,635,975
Layne Christensen Co.*	12,200	153,110
MasTec, Inc.*	38,062	1,863,135
MYR Group, Inc.*	8,400	300,132
Northwest Pipe Co. (x)*	500	9,570
NV5 Global, Inc.*	4,700	254,505
Orion Group Holdings, Inc.*	18,000	140,940
Primoris Services Corp.	21,700	590,023
Tutor Perini Corp.*	23,995	608,273

		14,997,800

Electrical Equipment (0.7%)
Allied Motion Technologies, Inc.	1,100	36,399
Atkore International Group, Inc.*	18,800	403,260
AZZ, Inc.	14,586	745,345

See Notes to Financial Statements.

1283

EQ ADVISORS TRUST

EQ/SMALL COMPANY INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

	Number of Shares	Value (Note 1)

Babcock & Wilcox Enterprises, Inc.*	11,400	$64,752
Encore Wire Corp.	11,628	565,702
Energous Corp. (x)*	12,300	239,235
EnerSys	25,039	1,743,466
Generac Holdings, Inc.*	35,400	1,753,007
General Cable Corp.	27,800	822,880
LSI Industries, Inc.	16,100	110,768
Plug Power, Inc. (x)*	84,700	199,892
Powell Industries, Inc.	4,200	120,330
Preformed Line Products Co.	100	7,105
Sunrun, Inc. (x)*	47,300	279,070
Thermon Group Holdings, Inc.*	18,400	435,528
TPI Composites, Inc.*	4,500	92,070
Vicor Corp.*	8,500	177,650
Vivint Solar, Inc. (x)*	57,200	231,660

		8,028,119

Industrial Conglomerates (0.1%)
Raven Industries, Inc.	20,826	715,373

Machinery (3.7%)
Actuant Corp., Class A	32,513	822,579
Alamo Group, Inc.	5,400	609,498
Albany International Corp., Class A	16,391	1,007,227
Altra Industrial Motion Corp.	14,500	730,800
American Railcar Industries, Inc. (x)	4,800	199,872
Astec Industries, Inc.	10,543	616,766
Barnes Group, Inc.	29,106	1,841,537
Blue Bird Corp.*	5,200	103,480
Briggs & Stratton Corp.	24,344	617,607
Chart Industries, Inc.*	19,421	910,068
CIRCOR International, Inc.	9,509	462,898
Columbus McKinnon Corp.	11,100	443,778
Commercial Vehicle Group, Inc.*	100	1,069
DMC Global, Inc.	8,900	222,945
Douglas Dynamics, Inc.	12,500	472,500
Eastern Co. (The)	200	5,230
Energy Recovery, Inc. (x)*	26,900	235,375
EnPro Industries, Inc.	12,954	1,211,329
ESCO Technologies, Inc.	14,552	876,758
ExOne Co. (The) (x)*	3,200	26,880
Federal Signal Corp.	34,400	691,096
Franklin Electric Co., Inc.	26,452	1,214,147
FreightCar America, Inc.	9,600	163,968
Gencor Industries, Inc.*	1,100	18,205
Global Brass & Copper Holdings, Inc.	12,000	397,200
Gorman-Rupp Co. (The)	10,137	316,376
Graham Corp.	6,400	133,952
Greenbrier Cos., Inc. (The) (x)	16,300	868,790
Hardinge, Inc.	600	10,452
Harsco Corp.*	46,500	867,225
Hillenbrand, Inc.	35,200	1,573,440
Hurco Cos., Inc.	3,500	147,700
Hyster-Yale Materials Handling, Inc.	5,700	485,412
John Bean Technologies Corp.	18,031	1,997,835
Kadant, Inc.	6,200	622,480

Kennametal, Inc.	44,700	2,163,926
LB Foster Co., Class A*	100	2,715
Lindsay Corp. (x)	6,075	535,815
Lydall, Inc.*	9,500	482,125
Manitowoc Co., Inc. (The)*	17,975	707,137
Meritor, Inc.*	47,235	1,108,133
Milacron Holdings Corp.*	25,700	491,898
Miller Industries, Inc.	6,200	159,960
Mueller Industries, Inc.	32,514	1,151,971
Mueller Water Products, Inc., Class A	89,493	1,121,347
Navistar International Corp.*	28,600	1,226,368
NN, Inc.	15,100	416,760
Omega Flex, Inc.	1,100	78,551
Proto Labs, Inc.*	13,900	1,431,700
RBC Bearings, Inc.*	12,700	1,605,280
REV Group, Inc.	300	9,759
Rexnord Corp.*	59,600	1,550,792
Spartan Motors, Inc.	20,800	327,600
SPX Corp.*	23,500	737,665
SPX FLOW, Inc.*	29,200	1,388,460
Standex International Corp.	7,279	741,366
Sun Hydraulics Corp.	13,350	863,612
Tennant Co.	11,231	815,932
Titan International, Inc.	25,400	327,152
TriMas Corp.*	26,900	719,575
Wabash National Corp. (x)	34,300	744,310
Watts Water Technologies, Inc., Class A	16,359	1,242,466
Woodward, Inc.	29,933	2,291,071

		45,369,920

Marine (0.1%)
Costamare, Inc.	33,700	194,449
Genco Shipping & Trading Ltd.*	1,000	13,320
Matson, Inc.	24,800	740,032
Safe Bulkers, Inc.*	900	2,907
Scorpio Bulkers, Inc.	38,200	282,680

		1,233,388

Professional Services (1.2%)
Acacia Research Corp.*	31,841	128,956
Barrett Business Services, Inc.	4,100	264,409
BG Staffing, Inc.	100	1,594
CBIZ, Inc.*	27,400	423,330
Cogint, Inc. (x)*	14,100	62,040
CRA International, Inc.	5,000	224,750
Exponent, Inc.	14,646	1,041,331
Forrester Research, Inc.	6,200	274,040
Franklin Covey Co.*	6,700	139,025
FTI Consulting, Inc.*	23,500	1,009,560
GP Strategies Corp.*	6,600	153,120
Heidrick & Struggles International, Inc.	9,600	235,680
Hill International, Inc.*	6,800	37,060
Huron Consulting Group, Inc.*	12,444	503,360
ICF International, Inc.*	10,400	546,000
Insperity, Inc.	17,974	1,030,809
Kelly Services, Inc., Class A	16,534	450,882
Kforce, Inc.	13,100	330,775
Korn/Ferry International	32,852	1,359,416

See Notes to Financial Statements.

1284

EQ ADVISORS TRUST

EQ/SMALL COMPANY INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

	Number of Shares	Value (Note 1)

Mistras Group, Inc.*	8,500	$199,495
Navigant Consulting, Inc.*	26,532	514,986
On Assignment, Inc.*	29,200	1,876,683
Resources Connection, Inc.	21,995	339,823
RPX Corp.	27,000	362,880
TriNet Group, Inc.*	23,200	1,028,688
TrueBlue, Inc.*	24,015	660,413
WageWorks, Inc.*	20,915	1,296,730
Willdan Group, Inc.*	500	11,970

		14,507,805

Road & Rail (0.9%)
ArcBest Corp.	15,400	550,550
Avis Budget Group, Inc.*	42,900	1,882,452
Covenant Transportation Group, Inc., Class A*	8,400	241,332
Daseke, Inc. (x)*	1,500	21,435
Heartland Express, Inc.	29,355	685,146
Hertz Global Holdings, Inc. (x)*	37,700	833,170
Knight-Swift Transportation Holdings, Inc.	77,537	3,389,917
Marten Transport Ltd.	21,916	444,895
Roadrunner Transportation Systems, Inc.*	22,800	175,788
Saia, Inc.*	13,800	976,350
Schneider National, Inc., Class B	18,700	534,072
Universal Logistics Holdings, Inc.	1,900	45,125
Werner Enterprises, Inc.	25,566	988,126
YRC Worldwide, Inc.*	25,200	362,376

		11,130,734

Trading Companies & Distributors (1.4%)
Aircastle Ltd.	26,955	630,477
Applied Industrial Technologies, Inc.	20,888	1,422,473
Beacon Roofing Supply, Inc.*	37,976	2,421,350
BMC Stock Holdings, Inc.*	46,400	1,173,920
CAI International, Inc.*	7,300	206,736
DXP Enterprises, Inc.*	8,900	263,173
EnviroStar, Inc. (x)	100	4,000
Foundation Building Materials, Inc.*	9,500	140,505
GATX Corp.	23,100	1,435,896
GMS, Inc.*	13,500	508,140
H&E Equipment Services, Inc.	17,900	727,635
Herc Holdings, Inc.*	13,900	870,279
Huttig Building Products, Inc. (x)*	500	3,325
Kaman Corp.	16,392	964,505
Lawson Products, Inc.*	900	22,275
MRC Global, Inc.*	58,200	984,744
Nexeo Solutions, Inc.*	400	3,640
NOW, Inc.*	60,500	667,315
Rush Enterprises, Inc., Class A*	16,900	858,689
Rush Enterprises, Inc., Class B*	4,200	202,482
SiteOne Landscape Supply, Inc.*	19,400	1,487,980
Textainer Group Holdings Ltd.*	14,800	318,200
Titan Machinery, Inc.*	10,200	215,934
Triton International Ltd.*	23,100	865,095

Veritiv Corp.*	2,400	69,360
Willis Lease Finance Corp.*	900	22,473

		16,490,601

Transportation Infrastructure (0.0%)
Wesco Aircraft Holdings, Inc.*	25,900	191,660

Total Industrials		182,128,832

Information Technology (16.4%)
Communications Equipment (1.6%)
Acacia Communications, Inc. (x)*	10,000	362,300
ADTRAN, Inc.	28,206	545,786
Aerohive Networks, Inc.*	2,700	15,741
Applied Optoelectronics, Inc. (x)*	9,400	355,508
CalAmp Corp.*	23,700	507,891
Calix, Inc.*	27,800	165,410
Ciena Corp.*	77,658	1,625,382
Clearfield, Inc.*	6,800	83,300
Comtech Telecommunications Corp.	12,700	280,924
Digi International, Inc.*	15,900	151,845
EMCORE Corp.*	17,900	115,455
Extreme Networks, Inc.*	57,500	719,900
Finisar Corp. (x)*	61,700	1,255,595
Harmonic, Inc.*	49,159	206,468
Infinera Corp.*	86,261	546,032
InterDigital, Inc.	19,925	1,517,289
KVH Industries, Inc.*	600	6,210
Lumentum Holdings, Inc. (x)*	34,900	1,706,610
NETGEAR, Inc.*	18,629	1,094,454
NetScout Systems, Inc.*	51,154	1,557,639
Oclaro, Inc. (x)*	94,900	639,626
Plantronics, Inc.	19,059	960,192
Quantenna Communications, Inc. (x)*	11,800	143,960
Ribbon Communications, Inc.*	29,448	227,633
Ubiquiti Networks, Inc.*	14,900	1,058,198
ViaSat, Inc. (x)*	29,840	2,233,524
Viavi Solutions, Inc.*	132,700	1,159,798

		19,242,670

Electronic Equipment, Instruments & Components (2.8%)
Akoustis Technologies, Inc. (x)*	1,200	7,476
Anixter International, Inc.*	16,658	1,266,008
AVX Corp.	26,100	451,530
Badger Meter, Inc.	17,060	815,468
Bel Fuse, Inc., Class B	5,700	143,498
Belden, Inc.	25,035	1,931,951
Benchmark Electronics, Inc.*	28,448	827,837
Control4 Corp.*	16,900	502,944
CTS Corp.	18,000	463,500
Daktronics, Inc.	24,900	227,337
Electro Scientific Industries, Inc.*	17,600	377,168
ePlus, Inc.*	7,300	548,960
Fabrinet*	20,000	574,000
FARO Technologies, Inc.*	10,567	496,649
Fitbit, Inc., Class A*	100,000	571,000
II-VI, Inc.*	34,386	1,614,423
Insight Enterprises, Inc.*	20,443	782,762

See Notes to Financial Statements.

1285

EQ ADVISORS TRUST

EQ/SMALL COMPANY INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

	Number of Shares	Value (Note 1)

Iteris, Inc.*	2,000	$13,940
Itron, Inc.*	18,900	1,288,980
KEMET Corp.*	26,200	394,572
Kimball Electronics, Inc.*	16,100	293,825
Knowles Corp.*	50,700	743,262
Littelfuse, Inc.	12,549	2,482,443
Maxwell Technologies, Inc.*	17,400	100,224
Mesa Laboratories, Inc.	1,700	211,310
Methode Electronics, Inc.	20,900	838,090
MTS Systems Corp.	10,502	563,957
Napco Security Technologies, Inc.*	400	3,500
Novanta, Inc.*	19,300	965,000
OSI Systems, Inc.*	10,068	648,178
Park Electrochemical Corp.	15,472	304,025
PC Connection, Inc.	7,000	183,470
Plexus Corp.*	19,175	1,164,306
Rogers Corp.*	10,384	1,681,377
Sanmina Corp.*	42,200	1,392,600
ScanSource, Inc.*	15,039	538,396
SYNNEX Corp.	16,762	2,278,794
Systemax, Inc.	11,571	384,967
Tech Data Corp.*	20,700	2,027,979
TTM Technologies, Inc.*	52,901	828,959
VeriFone Systems, Inc.*	63,800	1,129,898
Vishay Intertechnology, Inc.	76,500	1,587,375
Vishay Precision Group, Inc.*	6,800	171,020

		33,822,958

Internet Software & Services (3.0%)
2U, Inc.*	25,100	1,619,201
Alarm.com Holdings, Inc.*	11,600	437,900
Amber Road, Inc.*	1,700	12,478
Appfolio, Inc., Class A*	5,200	215,800
Apptio, Inc., Class A*	9,900	232,848
Bazaarvoice, Inc.*	54,200	295,390
Benefitfocus, Inc. (x)*	9,900	267,300
Blucora, Inc.*	26,800	592,280
Box, Inc., Class A*	45,000	950,400
Brightcove, Inc.*	20,800	147,680
Carbonite, Inc.*	11,600	291,160
Care.com, Inc.*	8,200	147,928
Cars.com, Inc. (x)*	41,200	1,188,208
ChannelAdvisor Corp.*	15,000	135,000
Cimpress NV (x)*	14,200	1,702,296
Cloudera, Inc.*	55,230	912,400
CommerceHub, Inc.*	16,500	339,735
Cornerstone OnDemand, Inc.*	28,900	1,021,037
Coupa Software, Inc.*	17,100	533,862
DHI Group, Inc.*	26,600	50,540
Endurance International Group Holdings, Inc.*	33,100	278,040
Envestnet, Inc.*	23,800	1,186,430
Etsy, Inc.*	59,400	1,214,730
Five9, Inc.*	29,900	743,912
Gogo, Inc. (x)*	32,200	363,216
GrubHub, Inc. (x)*	53,500	3,841,299
GTT Communications, Inc. (x)*	15,100	708,945
Hortonworks, Inc.*	20,800	418,288
Instructure, Inc.*	10,300	340,930
j2 Global, Inc.	27,578	2,069,177
Leaf Group Ltd.*	300	2,970

Limelight Networks, Inc.*	29,500	130,095
Liquidity Services, Inc.*	10,700	51,895
LivePerson, Inc.*	28,200	324,300
Meet Group, Inc. (The)*	44,400	125,208
MINDBODY, Inc., Class A*	21,100	642,495
MuleSoft, Inc., Class A*	10,700	248,882
New Relic, Inc.*	16,800	970,536
NIC, Inc.	36,455	605,153
Nutanix, Inc., Class A (x)*	60,684	2,140,932
Ominto, Inc. (x)*	1,200	4,068
Q2 Holdings, Inc.*	23,300	858,605
QuinStreet, Inc.*	3,700	31,006
Quotient Technology, Inc.*	34,200	401,850
Reis, Inc.	4,900	101,185
Shutterstock, Inc.*	10,900	469,027
SPS Commerce, Inc.*	9,600	466,464
Stamps.com, Inc. (x)*	9,300	1,748,400
TechTarget, Inc.*	2,600	36,192
Trade Desk, Inc. (The), Class A (x)*	13,500	617,355
TrueCar, Inc. (x)*	31,500	352,800
Twilio, Inc., Class A (x)*	35,600	840,160
Veritone, Inc. (x)*	900	20,880
Web.com Group, Inc.*	28,400	619,120
XO Group, Inc.*	14,600	269,516
Yelp, Inc.*	44,500	1,867,220
Yext, Inc.*	1,200	14,436

		36,219,160

IT Services (1.8%)
Acxiom Corp.*	44,469	1,225,566
Blackhawk Network Holdings, Inc.*	31,049	1,106,897
CACI International, Inc., Class A*	13,959	1,847,474
Cardtronics plc, Class A*	25,900	479,668
Cass Information Systems, Inc.	7,899	459,801
Convergys Corp.	50,300	1,182,050
CSG Systems International, Inc.	18,365	804,754
EPAM Systems, Inc.*	27,600	2,965,068
EVERTEC, Inc.	37,900	517,335
ExlService Holdings, Inc.*	18,700	1,128,545
Hackett Group, Inc. (The)	15,119	237,519
ManTech International Corp., Class A	14,141	709,737
MAXIMUS, Inc.	36,868	2,639,011
MoneyGram International, Inc.*	18,500	243,830
Perficient, Inc.*	21,700	413,819
Science Applications International Corp.	24,200	1,852,994
ServiceSource International, Inc.*	31,700	97,953
StarTek, Inc.*	1,000	9,970
Sykes Enterprises, Inc.*	21,699	682,434
Syntel, Inc.*	17,964	412,992
TeleTech Holdings, Inc.	8,425	339,106
Travelport Worldwide Ltd.	66,300	866,541
Unisys Corp. (x)*	30,464	248,282
Virtusa Corp.*	16,500	727,320

		21,198,666

See Notes to Financial Statements.

1286

EQ ADVISORS TRUST

EQ/SMALL COMPANY INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

	Number of Shares	Value (Note 1)

Semiconductors & Semiconductor Equipment (3.1%)
Advanced Energy Industries, Inc.*	22,703	$1,531,998
Alpha & Omega Semiconductor Ltd.*	12,300	201,228
Ambarella, Inc. (x)*	18,400	1,081,000
Amkor Technology, Inc.*	57,800	580,890
Axcelis Technologies, Inc.*	16,700	479,290
AXT, Inc.*	4,100	35,670
Brooks Automation, Inc.	39,150	933,728
Cabot Microelectronics Corp.	13,520	1,271,962
CEVA, Inc.*	11,400	526,110
Cirrus Logic, Inc.*	36,467	1,891,179
Cohu, Inc.	15,100	331,445
Cree, Inc.*	55,900	2,076,126
Diodes, Inc.*	21,908	628,102
DSP Group, Inc.*	13,200	165,000
Entegris, Inc.	81,146	2,470,896
FormFactor, Inc.*	39,481	617,878
GSI Technology, Inc.*	1,100	8,756
Impinj, Inc. (x)*	4,100	92,373
Inphi Corp. (x)*	22,500	823,500
Integrated Device Technology, Inc.*	77,400	2,301,102
IXYS Corp.*	16,400	392,780
Kopin Corp. (x)*	34,500	110,400
Lattice Semiconductor Corp.*	68,900	398,242
MACOM Technology Solutions Holdings, Inc. (x)*	23,213	755,351
MaxLinear, Inc.*	41,693	1,101,529
MKS Instruments, Inc.	30,572	2,889,053
Monolithic Power Systems, Inc.	22,496	2,527,651
Nanometrics, Inc.*	13,500	336,420
NeoPhotonics Corp. (x)*	31,300	205,954
NVE Corp.	2,643	227,298
PDF Solutions, Inc.*	9,700	152,290
Photronics, Inc.*	35,600	303,490
Pixelworks, Inc.*	4,000	25,320
Power Integrations, Inc.	15,724	1,156,500
Rambus, Inc.*	62,400	887,328
Rudolph Technologies, Inc.*	17,200	411,080
Semtech Corp.*	37,096	1,268,683
Sigma Designs, Inc.*	23,100	160,545
Silicon Laboratories, Inc.*	23,700	2,092,710
SMART Global Holdings, Inc.*	11,600	390,920
SunPower Corp. (x)*	18,700	157,641
Synaptics, Inc.*	20,137	804,272
Ultra Clean Holdings, Inc.*	18,400	424,856
Veeco Instruments, Inc.*	26,786	397,772
Xcerra Corp.*	30,400	297,616
Xperi Corp.	28,310	690,764

		36,614,698

Software (3.7%)
8x8, Inc.*	50,600	713,460
A10 Networks, Inc.*	28,600	220,792
ACI Worldwide, Inc.*	66,216	1,501,117
Agilysys, Inc.*	500	6,140
American Software, Inc., Class A	16,300	189,569
Aspen Technology, Inc.*	44,800	2,965,759
Barracuda Networks, Inc.*	14,600	401,500

Blackbaud, Inc.	27,087	2,559,451
Blackline, Inc.*	3,300	108,240
Bottomline Technologies de, Inc.*	23,491	814,668
BroadSoft, Inc.*	16,600	911,340
Callidus Software, Inc.*	35,000	1,002,750
CommVault Systems, Inc.*	22,214	1,166,235
Digimarc Corp. (x)*	6,000	216,900
Ebix, Inc.	14,500	1,149,125
Ellie Mae, Inc.*	18,600	1,662,840
Everbridge, Inc. (x)*	10,000	297,200
Fair Isaac Corp.	17,827	2,731,096
Glu Mobile, Inc.*	82,300	299,572
HubSpot, Inc.*	19,300	1,706,120
Imperva, Inc.*	23,200	921,040
MicroStrategy, Inc., Class A*	5,409	710,202
Mitek Systems, Inc.*	26,800	239,860
MobileIron, Inc.*	37,700	147,030
Model N, Inc.*	15,300	240,975
Monotype Imaging Holdings, Inc.	26,300	633,830
Park City Group, Inc. (x)*	7,400	70,670
Paycom Software, Inc. (x)*	28,200	2,265,306
Paylocity Holding Corp.*	19,100	900,756
Pegasystems, Inc.	20,850	983,078
Progress Software Corp.	28,777	1,225,037
Proofpoint, Inc.*	27,200	2,415,632
PROS Holdings, Inc.*	14,900	394,105
QAD, Inc., Class A	5,800	225,330
Qualys, Inc.*	17,700	1,050,495
Rapid7, Inc.*	17,800	332,148
RealNetworks, Inc.*	9,525	32,576
RealPage, Inc.*	31,500	1,395,450
RingCentral, Inc., Class A*	33,600	1,626,240
Rosetta Stone, Inc.*	12,300	153,381
Rubicon Project, Inc. (The)*	18,100	33,847
SecureWorks Corp., Class A*	17,200	152,564
Silver Spring Networks, Inc.*	22,700	368,648
Synchronoss Technologies, Inc. (x)*	16,434	146,920
Telenav, Inc.*	21,000	115,500
TiVo Corp.	67,194	1,048,226
Varonis Systems, Inc.*	15,600	757,380
VASCO Data Security International, Inc.*	15,900	221,010
Verint Systems, Inc.*	35,751	1,496,179
VirnetX Holding Corp. (x)*	10,700	39,590
Workiva, Inc.*	12,100	258,940
Zendesk, Inc.*	55,700	1,884,888
Zix Corp.*	32,900	144,102

		43,254,809

Technology Hardware, Storage & Peripherals (0.4%)
3D Systems Corp. (x)*	60,700	524,448
Avid Technology, Inc.*	19,600	105,644
CPI Card Group, Inc. (x)	280	1,028
Cray, Inc.*	25,400	614,680
Diebold Nixdorf, Inc.	51,500	842,025
Eastman Kodak Co. (x)*	15,600	48,360
Electronics For Imaging, Inc.*	26,952	795,893
Immersion Corp. (x)*	17,900	126,374
Intevac, Inc.*	2,200	15,070

See Notes to Financial Statements.

1287

EQ ADVISORS TRUST

EQ/SMALL COMPANY INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

	Number of Shares	Value (Note 1)

Pure Storage, Inc., Class A*	53,300	$845,337
Quantum Corp.*	2,900	16,327
Stratasys Ltd. (x)*	28,800	574,848
Super Micro Computer, Inc.*	22,200	464,535
USA Technologies, Inc.*	22,700	221,325

		5,195,894

Total Information Technology		195,548,855

Materials (4.5%)
Chemicals (2.2%)
A Schulman, Inc.	16,543	616,227
AdvanSix, Inc.*	17,200	723,604
AgroFresh Solutions, Inc.*	6,800	50,320
American Vanguard Corp.	16,200	318,330
Balchem Corp.	17,985	1,449,591
Calgon Carbon Corp.	28,838	614,249
Chase Corp.	4,100	494,050
Codexis, Inc.*	3,500	29,225
Ferro Corp.*	52,173	1,230,761
Flotek Industries, Inc.*	31,000	144,460
FutureFuel Corp.	14,300	201,487
GCP Applied Technologies, Inc.*	40,100	1,279,190
Hawkins, Inc.	5,200	183,040
HB Fuller Co.	28,859	1,554,634
Ingevity Corp.*	24,100	1,698,327
Innophos Holdings, Inc.	11,113	519,310
Innospec, Inc.	13,600	960,160
Intrepid Potash, Inc.*	14,900	70,924
KMG Chemicals, Inc.	3,700	244,496
Koppers Holdings, Inc.*	11,713	596,192
Kraton Corp.*	17,000	818,890
Kronos Worldwide, Inc.	2,000	51,540
LSB Industries, Inc. (x)*	26,800	234,768
Minerals Technologies, Inc.	19,850	1,366,673
OMNOVA Solutions, Inc.*	22,700	227,000
PolyOne Corp.	48,200	2,096,700
Quaker Chemical Corp.	7,400	1,115,846
Rayonier Advanced Materials, Inc. (x)	22,700	464,215
Sensient Technologies Corp.	25,525	1,867,154
Stepan Co.	11,288	891,413
Trecora Resources*	12,600	170,100
Tredegar Corp.	12,529	240,557
Trinseo SA	25,400	1,844,040
Tronox Ltd., Class A	49,000	1,004,990
Valhi, Inc.	6,800	41,956

		25,414,419

Construction Materials (0.3%)
Forterra, Inc. (x)*	21,700	240,870
Summit Materials, Inc., Class A*	63,188	1,986,644
United States Lime & Minerals, Inc.	900	69,390
US Concrete, Inc. (x)*	8,300	694,295

		2,991,199

Containers & Packaging (0.1%)
Greif, Inc., Class A	14,700	890,526
Greif, Inc., Class B	3,100	214,985
Myers Industries, Inc.	11,000	214,500

UFP Technologies, Inc.*	3,900	108,420

		1,428,431

Metals & Mining (1.3%)
AK Steel Holding Corp. (x)*	181,436	1,026,928
Allegheny Technologies, Inc. (x)*	70,900	1,711,526
Ampco-Pittsburgh Corp.	300	3,720
Carpenter Technology Corp.	28,500	1,453,215
Century Aluminum Co.*	28,600	561,704
Cleveland-Cliffs, Inc. (x)*	165,230	1,191,308
Coeur Mining, Inc.*	103,336	775,020
Commercial Metals Co.	65,900	1,404,988
Compass Minerals International, Inc. (x)	19,400	1,401,650
Gold Resource Corp.	48,300	212,520
Haynes International, Inc.	7,933	254,253
Hecla Mining Co.	219,029	869,545
Kaiser Aluminum Corp.	10,191	1,088,908
Klondex Mines Ltd. (x)*	87,300	227,853
Materion Corp.	11,445	556,227
Olympic Steel, Inc.	8,400	180,516
Ramaco Resources, Inc. (x)*	3,500	24,080
Ryerson Holding Corp.*	20,000	208,000
Schnitzer Steel Industries, Inc., Class A	15,000	502,500
SunCoke Energy, Inc.*	37,010	443,750
TimkenSteel Corp.*	22,700	344,813
Warrior Met Coal, Inc.	3,800	95,570
Worthington Industries, Inc.	27,480	1,210,769

		15,749,363

Paper & Forest Products (0.6%)
Boise Cascade Co.	22,700	905,730
Clearwater Paper Corp.*	10,838	492,045
Deltic Timber Corp.	6,053	554,152
KapStone Paper and Packaging Corp.	49,572	1,124,789
Louisiana-Pacific Corp.*	82,748	2,172,962
Neenah Paper, Inc.	9,500	861,175
PH Glatfelter Co.	28,215	604,930
Schweitzer-Mauduit International, Inc.	16,964	769,487

		7,485,270

Total Materials		53,068,682

Real Estate (6.6%)
Equity Real Estate Investment Trusts (REITs) (6.2%)
Acadia Realty Trust (REIT)	45,373	1,241,405
Agree Realty Corp. (REIT)	14,400	740,736
Alexander & Baldwin, Inc. (REIT)	26,800	743,432
Alexander’s, Inc. (REIT)	1,175	465,124
Altisource Residential Corp. (REIT)	32,800	389,008
American Assets Trust, Inc. (REIT)	24,218	926,096
Armada Hoffler Properties, Inc. (REIT)	25,400	394,462
Ashford Hospitality Prime, Inc. (REIT)	21,588	210,051

See Notes to Financial Statements.

1288

EQ ADVISORS TRUST

EQ/SMALL COMPANY INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

	Number of Shares	Value (Note 1)

Ashford Hospitality Trust, Inc. (REIT)	44,900	$302,177
Bluerock Residential Growth REIT, Inc. (REIT)	19,500	197,145
CareTrust REIT, Inc. (REIT)	37,113	622,014
CatchMark Timber Trust, Inc. (REIT), Class A	22,300	292,799
CBL & Associates Properties, Inc. (REIT) (x)	95,500	540,530
Cedar Realty Trust, Inc. (REIT)	49,600	301,568
Chatham Lodging Trust (REIT)	19,500	443,820
Chesapeake Lodging Trust (REIT)	35,000	948,150
City Office REIT, Inc. (REIT)	18,000	234,180
Clipper Realty, Inc. (REIT) (x)	2,500	24,975
Community Healthcare Trust, Inc. (REIT)	8,200	230,420
CorEnergy Infrastructure Trust, Inc. (REIT) (x)	7,200	275,040
Cousins Properties, Inc. (REIT)	239,483	2,215,218
DiamondRock Hospitality Co. (REIT)	115,298	1,301,714
Easterly Government Properties, Inc. (REIT)	18,700	399,058
EastGroup Properties, Inc. (REIT)	18,127	1,602,064
Education Realty Trust, Inc. (REIT)	41,698	1,456,094
Farmland Partners, Inc. (REIT) (x)	17,000	147,560
First Industrial Realty Trust, Inc. (REIT)	69,230	2,178,668
Four Corners Property Trust, Inc. (REIT)	34,200	878,940
Franklin Street Properties Corp. (REIT)	59,999	644,389
GEO Group, Inc. (The) (REIT)	70,263	1,658,207
Getty Realty Corp. (REIT)	15,075	409,437
Gladstone Commercial Corp. (REIT)	12,200	256,932
Global Medical REIT, Inc. (REIT) (x)	9,300	76,260
Global Net Lease, Inc. (REIT)	38,466	791,630
Government Properties Income Trust (REIT)	53,866	998,676
Gramercy Property Trust (REIT)	86,705	2,311,555
Healthcare Realty Trust, Inc. (REIT)	65,558	2,105,723
Hersha Hospitality Trust (REIT)	22,519	391,831
Independence Realty Trust, Inc. (REIT)	29,100	293,619
InfraREIT, Inc. (REIT)	22,524	418,496
Investors Real Estate Trust (REIT)	69,496	394,737
iStar, Inc. (REIT)*	39,400	445,220
Jernigan Capital, Inc. (REIT)	1,900	36,119
Kite Realty Group Trust (REIT)	47,157	924,277
LaSalle Hotel Properties (REIT)	63,240	1,775,147

Lexington Realty Trust (REIT)	131,986	1,273,665
LTC Properties, Inc. (REIT)	21,469	934,975
Mack-Cali Realty Corp. (REIT)	51,100	1,101,716
MedEquities Realty Trust, Inc. (REIT)	13,500	151,470
Monmouth Real Estate Investment Corp. (REIT)	38,351	682,648
National Health Investors, Inc. (REIT)	21,528	1,622,781
National Storage Affiliates Trust (REIT)	24,100	656,966
New Senior Investment Group, Inc. (REIT)	43,800	331,128
NexPoint Residential Trust, Inc. (REIT)	9,600	268,224
NorthStar Realty Europe Corp. (REIT)	33,700	452,591
One Liberty Properties, Inc. (REIT)	8,600	222,912
Pebblebrook Hotel Trust (REIT) (x)	42,843	1,592,474
Pennsylvania REIT (REIT) (x)	44,352	527,345
Physicians Realty Trust (REIT)	99,300	1,786,407
Potlatch Corp. (REIT)	23,344	1,164,866
Preferred Apartment Communities, Inc. (REIT), Class A	12,200	247,050
PS Business Parks, Inc. (REIT)	11,580	1,448,542
QTS Realty Trust, Inc. (REIT), Class A	26,500	1,435,240
Quality Care Properties, Inc. (REIT)*	54,200	748,502
RAIT Financial Trust (REIT)	57,800	21,675
Ramco-Gershenson Properties Trust (REIT)	45,200	665,796
Retail Opportunity Investments Corp. (REIT)	61,700	1,230,915
Rexford Industrial Realty, Inc. (REIT)	36,500	1,064,340
RLJ Lodging Trust (REIT)	96,886	2,128,585
Ryman Hospitality Properties, Inc. (REIT)	24,934	1,720,945
Sabra Health Care REIT, Inc. (REIT)	99,523	1,868,047
Safety Income and Growth, Inc. (REIT)	1,100	19,360
Saul Centers, Inc. (REIT)	5,600	345,800
Select Income REIT (REIT)	35,400	889,602
Seritage Growth Properties (REIT), Class A (x)	14,100	570,486
STAG Industrial, Inc. (REIT)	48,000	1,311,840
Summit Hotel Properties, Inc. (REIT)	53,300	811,759
Sunstone Hotel Investors, Inc. (REIT)	124,778	2,062,580
Terreno Realty Corp. (REIT)	34,600	1,213,076
Tier REIT, Inc. (REIT)	27,000	550,530
UMH Properties, Inc. (REIT)	14,700	219,030
Universal Health Realty Income Trust (REIT)	7,150	537,037
Urban Edge Properties (REIT)	64,100	1,633,909

See Notes to Financial Statements.

1289

EQ ADVISORS TRUST

EQ/SMALL COMPANY INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

	Number of Shares	Value (Note 1)

Urstadt Biddle Properties, Inc. (REIT), Class A	16,789	$364,993
Washington Prime Group, Inc. (REIT)	105,100	748,312
Washington REIT (REIT)	42,117	1,310,681
Whitestone REIT (REIT) (x)	20,500	295,405
Xenia Hotels & Resorts, Inc. (REIT)	63,000	1,360,170

		73,229,078

Real Estate Management & Development (0.4%)
Altisource Portfolio Solutions SA*	20,400	571,200
Consolidated-Tomoka Land Co.	3,600	228,600
Forestar Group, Inc. (x)*	4,833	106,326
FRP Holdings, Inc.*	4,100	181,425
Griffin Industrial Realty, Inc.	200	7,340
HFF, Inc., Class A	21,300	1,036,032
Kennedy-Wilson Holdings, Inc.	69,624	1,207,976
Marcus & Millichap, Inc.*	9,000	293,490
Maui Land & Pineapple Co., Inc.*	1,000	17,300
RE/MAX Holdings, Inc., Class A	10,000	485,000
Redfin Corp. (x)*	1,000	31,320
RMR Group, Inc. (The), Class A	4,826	286,182
St Joe Co. (The)*	29,000	523,450
Stratus Properties, Inc.	4,000	118,800
Tejon Ranch Co.*	7,802	161,970
Trinity Place Holdings, Inc.*	13,300	92,435

		5,348,846

Total Real Estate		78,577,924

Telecommunication Services (0.7%)
Diversified Telecommunication Services (0.6%)
ATN International, Inc.	6,800	375,768
Cincinnati Bell, Inc.*	23,707	494,291
Cogent Communications Holdings, Inc.	23,225	1,052,093
Consolidated Communications Holdings, Inc. (x)	37,441	456,406
Frontier Communications Corp. (x)	45,053	304,558
General Communication, Inc., Class A*	15,400	600,908
Globalstar, Inc. (x)*	268,800	352,128
Hawaiian Telcom Holdco, Inc.*	400	12,344
IDT Corp., Class B*	8,000	84,800
Intelsat SA*	33,100	112,209
Iridium Communications, Inc. (x)*	46,500	548,700
Ooma, Inc.*	1,100	13,145
ORBCOMM, Inc.*	33,500	341,030
pdvWireless, Inc.*	5,900	189,390
Straight Path Communications, Inc., Class B*	5,500	999,845
Vonage Holdings Corp.*	109,700	1,115,649
Windstream Holdings, Inc. (x)	102,571	189,756

		7,243,020

Wireless Telecommunication Services (0.1%)
Boingo Wireless, Inc.*	22,500	506,250
Shenandoah Telecommunications Co.	26,848	907,462
Spok Holdings, Inc.	15,100	236,315

		1,650,027

Total Telecommunication Services		8,893,047

Utilities (3.5%)
Electric Utilities (1.1%)
ALLETE, Inc.	28,423	2,113,534
El Paso Electric Co.	23,246	1,286,666
Genie Energy Ltd., Class B	1,700	7,412
IDACORP, Inc.	29,208	2,668,444
MGE Energy, Inc.	20,079	1,266,985
Otter Tail Corp.	22,725	1,010,126
PNM Resources, Inc.	45,881	1,855,886
Portland General Electric Co.	50,632	2,307,807
Spark Energy, Inc., Class A (x)	7,000	86,800

		12,603,660

Gas Utilities (1.1%)
Chesapeake Utilities Corp.	8,950	703,023
New Jersey Resources Corp.	49,322	1,982,744
Northwest Natural Gas Co.	15,142	903,220
ONE Gas, Inc.	30,000	2,197,800
South Jersey Industries, Inc.	45,852	1,431,958
Southwest Gas Holdings, Inc.	27,136	2,183,905
Spire, Inc.	29,752	2,235,863
WGL Holdings, Inc.	29,025	2,491,507

		14,130,020

Independent Power and Renewable Electricity Producers (0.4%)
Atlantic Power Corp.*	67,500	158,625
Dynegy, Inc.*	71,223	843,993
NRG Yield, Inc., Class A	19,300	363,805
NRG Yield, Inc., Class C	35,782	676,280
Ormat Technologies, Inc.	22,300	1,426,307
Pattern Energy Group, Inc. (x)	38,100	818,769

		4,287,779

Multi-Utilities (0.5%)
Avista Corp.	36,899	1,899,930
Black Hills Corp.	34,219	2,056,903
NorthWestern Corp.	27,978	1,670,287
Unitil Corp.	8,000	364,960

		5,992,080

Water Utilities (0.4%)
American States Water Co.	20,958	1,213,678
AquaVenture Holdings Ltd.*	4,400	68,288
Artesian Resources Corp., Class A	4,900	188,944
California Water Service Group	27,600	1,251,659
Connecticut Water Service, Inc.	6,200	355,942
Consolidated Water Co. Ltd.	9,100	114,660
Evoqua Water Technologies Corp.*	18,270	433,182
Global Water Resources, Inc.	1,900	17,746
Middlesex Water Co.	9,100	363,181

See Notes to Financial Statements.

1290

EQ ADVISORS TRUST

EQ/SMALL COMPANY INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

	Number of Shares	Value (Note 1)

SJW Group	8,800	$561,704
York Water Co. (The)	6,800	230,520

		4,799,504

Total Utilities		41,813,043

Total Common Stocks (98.9%) (Cost $719,299,031)		1,176,214,148

	Number of Rights	Value (Note 1)
RIGHTS:
Consumer Discretionary (0.0%)
Media (0.0%)
Media General, Inc., CVR (r)*	61,700	—

Total Consumer Discretionary		—

Financials (0.0%)
Diversified Financial Services (0.0%)
NewStar Financial, Inc., CVR (r)*	19,900	8,060

Total Financials		8,060

Health Care (0.0%)
Biotechnology (0.0%)
Chelsea Therapeutics, Inc., CVR (r)(x)*	48,600	—
Durata Therapeutics, Inc., CVR (r)*	9,800	—
Dyax Corp., CVR (r)*	85,268	70,985
Tobira Therapeutics, Inc., CVR (r)(x)*	2,288	103

		71,088

Pharmaceuticals (0.0%)
Omthera Pharmaceuticals, Inc., CVR (r)*	5,500	—

Total Health Care		71,088

Total Rights (0.0%) (Cost $14,345)		79,148

	Principal Amount	Value (Note 1)
SHORT-TERM INVESTMENT:
Repurchase Agreements (8.3%)
Bank of Nova Scotia (The), 1.39%, dated 12/29/17, due 1/2/18, repurchase price $4,000,618, collateralized by various U.S. Government Treasury Securities, ranging from 0.000%-3.750%, maturing 1/11/18-2/15/47; total market value $4,083,356. (xx)	$4,000,000	4,000,000

Bank of Nova Scotia (The), 1.39%, dated 12/29/17, due 1/2/18, repurchase price $7,116,411, collateralized by various U.S. Government Treasury Securities, ranging from 0.000%-3.750%, maturing 1/11/18-2/15/47; total market value $7,263,587. (xx)	7,115,312	7,115,312
Bank of Nova Scotia (The), 1.39%, dated 12/29/17, due 1/2/18, repurchase price $3,000,463, collateralized by various U.S. Government Treasury Securities, ranging from 0.000%-3.750%, maturing 1/11/18-2/15/47; total market value $3,062,517. (xx)	3,000,000	3,000,000
Citigroup Global Markets Ltd., 1.40%, dated 12/29/17, due 1/2/18, repurchase price $4,000,622, collateralized by various Foreign Government Agency Securities, ranging from 1.625%-2.500%, maturing 3/16/21-7/29/25, U.S. Government Treasury Securities, ranging from 0.875%-7.250%, maturing from 8/15/20-2/15/47; total market value $4,080,000. (xx)	4,000,000	4,000,000
Citigroup Global Markets, Inc., 1.60%, dated 12/29/17, due 1/2/18, repurchase price $3,000,533, collateralized by various Common Stocks; total market value $3,300,001. (xx)	3,000,000	3,000,000
Citigroup Global Markets, Inc., 1.60%, dated 12/29/17, due 1/2/18, repurchase price $6,001,067, collateralized by various Common Stocks; total market value $6,600,002. (xx)	6,000,000	6,000,000
Deutsche Bank AG, 1.81%, dated 12/29/17, due 1/2/18, repurchase price $9,001,810, collateralized by various Common Stocks, U.S. Government Treasury Securities, ranging from 1.875%-2.250%, maturing 4/30/22-8/15/46; total market value $10,009,991. (xx)	9,000,000	9,000,000
Deutsche Bank AG, 1.81%, dated 12/29/17, due 1/2/18, repurchase price $9,001,810, collateralized by various Common Stocks, U.S. Government Treasury Securities, ranging from 1.875%-2.250%, maturing 4/30/22-8/15/46; total market value $10,009,991. (xx)	9,000,000	9,000,000

See Notes to Financial Statements.

1291

EQ ADVISORS TRUST

EQ/SMALL COMPANY INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

	Principal Amount	Value (Note 1)

Deutsche Bank AG, 1.81%, dated 12/29/17, due 1/2/18, repurchase price $1,500,302, collateralized by various Common Stocks, U.S. Government Treasury Securities, ranging from 1.875%-2.250%, maturing 4/30/22-8/15/46; total market value $1,668,332. (xx)	$1,500,000	$1,500,000
Deutsche Bank AG, 1.81%, dated 12/29/17, due 1/2/18, repurchase price $4,400,885, collateralized by various Common Stocks, U.S. Government Treasury Securities, ranging from 1.875%-2.250%, maturing 4/30/22-8/15/46; total market value $4,893,774. (xx)	4,400,000	4,400,000
Deutsche Bank AG, 1.55%, dated 12/29/17, due 1/2/18, repurchase price $6,001,033, collateralized by various Corporate Bonds, ranging from 1.750%-1.8750%, maturing 9/5/19-4/14/22, Foreign Government Agency Securities, ranging from 1.875%-2.000%, maturing 3/15/19-5/2/25; total market value $6,120,004. (xx)	6,000,000	6,000,000
Macquarie Bank Ltd., 1.42%, dated 12/29/17, due 1/2/18, repurchase price $2,500,394, collateralized by various U.S. Government Treasury Securities, ranging from 0.000%-3.750%, maturing 1/4/18-11/15/47; total market value $2,551,126. (xx)	2,500,000	2,500,000
NBC Global Finance Ltd., 1.59%, dated 12/29/17, due 1/2/18, repurchase price $7,201,272, collateralized by various Common Stocks; total market value $8,009,472. (xx)	7,200,000	7,200,000
NBC Global Finance Ltd., 1.59%, dated 12/29/17, due 1/2/18, repurchase price $6,301,113, collateralized by various Common Stocks; total market value $7,008,288. (xx)	6,300,000	6,300,000
NBC Global Finance Ltd., 1.59%, dated 12/29/17, due 1/2/18, repurchase price $7,001,237, collateralized by various Common Stocks; total market value $7,786,987. (xx)	7,000,000	7,000,000

RBS Securities, Inc., 1.37%, dated 12/29/17, due 1/2/18, repurchase price $3,351,447, collateralized by various U.S. Government Treasury Securities, ranging from 1.750%-1.875%, maturing 2/28/22-9/30/22; total market value $3,417,976. (xx)	3,350,936	3,350,936
Societe Generale SA, 1.32%, dated 12/29/17, due 1/5/18, repurchase price $5,001,283, collateralized by various U.S. Government Treasury Securities, ranging from 0.000%-8.125%, maturing 2/28/19-2/15/44; total market value $5,100,000. (xx)	5,000,000	5,000,000
Societe Generale SA, 1.32%, dated 12/29/17, due 1/5/18, repurchase price $10,002,567, collateralized by various U.S. Government Treasury Securities, ranging from 0.000%-3.000%, maturing 11/15/21-11/15/46; total market value $10,200,003. (xx)	10,000,000	10,000,000

Total Repurchase Agreements		98,366,248

Total Short-Term Investments (8.3%) (Cost $98,366,248)		98,366,248

Total Investments in Securities (107.2%) (Cost $817,679,624)		1,274,659,544
Other Assets Less Liabilities (-7.2%)		(85,801,266)

Net Assets (100%)		$1,188,858,278

*	Non-income producing.
(r)	Value determined using significant unobservable inputs.
(x)	All or a portion of security is on loan at December 31, 2017.
(xx)	At December 31, 2017, the Portfolio had loaned securities with a total value of $95,648,807. This was secured by cash collateral of $98,366,248 which was subsequently invested in joint repurchase agreements with a total value of $98,366,248, as detailed in the Notes to the Financial Statements, for which the Portfolio has a proportionate interest as reported in the Portfolio of Investments as Repurchase Agreements, and $1,138,340 collateralized by various U.S. Government Treasury Securities, ranging from 0.000% – 8.000%, maturing 1/4/18 –11/15/46.

Glossary:

CVR	— Contingent Value Right
USD	— United States Dollar

See Notes to Financial Statements.

1292

EQ ADVISORS TRUST

EQ/SMALL COMPANY INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

Futures contracts outstanding as of December 31, 2017 (Note 1):

Description	Number of Contracts	Expiration Date	Trading Currency	Notional Amount ($)	Value and Unrealized Appreciation (Depreciation) ($)
Long Contracts
Russell 2000 E-Mini Index	122	3/2018	USD	9,372,650	120,505

					120,505

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2017:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities (a)	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.) (b)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)		Total
Assets:
Common Stocks
Consumer Discretionary	$149,130,500	$—	$63,454		$149,193,954
Consumer Staples	32,636,191	124,500	—		32,760,691
Energy	45,876,324	—	—		45,876,324
Financials	210,550,237	—	—		210,550,237
Health Care	177,802,559	—	—		177,802,559
Industrials	182,123,602	5,230	—		182,128,832
Information Technology	195,548,855	—	—		195,548,855
Materials	53,068,682	—	—		53,068,682
Real Estate	78,570,584	7,340	—		78,577,924
Telecommunication Services	8,893,047	—	—		8,893,047
Utilities	41,813,043	—	—		41,813,043
Futures	120,505	—	—		120,505
Rights
Consumer Discretionary	—	—	—	(c)	—	(c)
Financials	—	—	8,060		8,060
Health Care	—	—	71,088		71,088
Short-Term Investments
Repurchase Agreements	—	98,366,248	—		98,366,248

Total Assets	$1,176,134,129	$98,503,318	$142,602		$1,274,780,049

Total Liabilities	$—	$—	$—		$—

Total	$1,176,134,129	$98,503,318	$142,602		$1,274,780,049

(a)	Securities with a market value of $221,170 transferred from Level 2 to Level 1 at the end of the year due to active trading.
(b)	A security with a market value of $124,500 transferred from Level 1 to Level 2 at the end of the year due to inactive trading.
(c)	Value is zero.

See Notes to Financial Statements.

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PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

There were no additional transfers between Levels 1, 2 or 3 during the year ended December 31, 2017.

Fair Values of Derivative Instruments as of December 31, 2017:

	Statement of Assets and Liabilities
Derivatives Not Accounted for as Hedging Instrument^	Asset Derivatives	Fair Value
Equity contracts	Receivables, Net assets – Unrealized appreciation	$120,505	*

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Portfolio of Investments. Only variation margin is reported within the Statement of Assets & Liabilities.

The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2017:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instrument^	Futures
Equity contracts	$1,167,988

Amount of Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instrument^	Futures
Equity contracts	$76,458

^ This Portfolio held futures contracts as a substitute for investing in conventional securities.

The Portfolio held futures contracts with an average notional balance of approximately $11,280,000 during the year ended December 31, 2017.

Investment security transactions for the year ended December 31, 2017 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$197,604,948
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$237,014,328

As of December 31, 2017, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments in securities and derivative instruments, if applicable, for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$528,496,791
Aggregate gross unrealized depreciation	(74,742,601)

Net unrealized appreciation	$453,754,190

Federal income tax cost of investments in securities and derivative instruments, if applicable	$821,025,859

See Notes to Financial Statements.

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STATEMENT OF ASSETS AND LIABILITIES

December 31, 2017

ASSETS
Investments in Securities, at value (x):
Unaffiliated Issuers (Cost $719,313,376)	$1,176,293,296
Repurchase Agreements (Cost $98,366,248)	98,366,248
Cash	11,418,366
Cash held as collateral at broker	525,000
Dividends, interest and other receivables	1,684,782
Receivable from Separate Accounts for Trust shares sold	209,224
Securities lending income receivable	175,394
Other assets	4,869

Total assets	1,288,677,179

LIABILITIES
Payable for return of collateral on securities loaned	98,366,248
Payable to Separate Accounts for Portfolio shares redeemed	682,571
Investment management fees payable	252,528
Distribution fees payable – Class IB	215,072
Administrative fees payable	98,702
Due to broker for futures variation margin	79,911
Distribution fees payable – Class IA	24,733
Trustees’ fees payable	961
Accrued expenses	98,175

Total liabilities	99,818,901

NET ASSETS	$1,188,858,278

Net assets were comprised of:
Paid in capital	$734,309,229
Accumulated undistributed net investment income (loss)	1,486,503
Accumulated undistributed net realized gain (loss)	(4,037,879)
Net unrealized appreciation (depreciation)	457,100,425

Net assets	$1,188,858,278

Class IA
Net asset value, offering and redemption price per share, $114,941,653 / 9,691,937 shares outstanding (unlimited amount authorized: $0.01 par value)	$11.86

Class IB
Net asset value, offering and redemption price per share, $1,013,833,090 / 85,423,840 shares outstanding (unlimited amount authorized: $0.01 par value)	$11.87

Class K
Net asset value, offering and redemption price per share, $60,083,535 / 5,068,567 shares outstanding (unlimited amount authorized: $0.01 par value)	$11.85

(x)	Includes value of securities on loan of $95,648,807.

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2017

INVESTMENT INCOME
Dividends (net of $3,589 foreign withholding tax)	$14,738,265
Interest	59,103
Securities lending (net)	2,402,950

Total income	17,200,318

EXPENSES
Investment management fees	2,817,746
Distribution fees – Class IB	2,403,179
Administrative fees	1,106,425
Distribution fees – Class IA	279,157
Printing and mailing expenses	94,341
Custodian fees	93,500
Professional fees	79,464
Trustees’ fees	26,022
Miscellaneous	28,438

Total expenses	6,928,272

NET INVESTMENT INCOME (LOSS)	10,272,046

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Investments in securities	84,887,444
Futures contracts	1,167,988
Foreign currency transactions	421

Net realized gain (loss)	86,055,853

Change in unrealized appreciation (depreciation) on:
Investments in securities	52,678,296
Futures contracts	76,458
Foreign currency translations	(421)

Net change in unrealized appreciation (depreciation)	52,754,333

NET REALIZED AND UNREALIZED GAIN (LOSS)	138,810,186

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	149,082,232

See Notes to Financial Statements.

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STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2017	2016
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$10,272,046	$9,438,891
Net realized gain (loss)	86,055,853	61,072,987
Net change in unrealized appreciation (depreciation)	52,754,333	115,646,773

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	149,082,232	186,158,651

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income
Class IA	(1,033,055)	(962,462)
Class IB	(8,881,671)	(8,241,888)
Class K	(660,619)	(565,274)

	(10,575,345)	(9,769,624)

Distributions from net realized capital gains
Class IA	(8,662,308)	(6,447,446)
Class IB	(74,749,982)	(55,373,738)
Class K	(4,401,306)	(2,949,904)

	(87,813,596)	(64,771,088)

TOTAL DIVIDENDS AND DISTRIBUTIONS	(98,388,941)	(74,540,712)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 1,710,134 and 2,261,900 shares, respectively ]	20,188,913	24,148,807
Capital shares issued in reinvestment of dividends and distributions [ 832,962 and 650,067 shares, respectively ]	9,695,363	7,409,908
Capital shares repurchased [ (2,520,131) and (1,434,808) shares, respectively ]	(29,604,690)	(15,103,096)

Total Class IA transactions	279,586	16,455,619

Class IB
Capital shares sold [ 5,308,008 and 5,191,765 shares, respectively ]	62,921,530	54,676,633
Capital shares issued in reinvestment of dividends and distributions [ 7,179,756 and 5,577,475 shares, respectively ]	83,631,653	63,615,626
Capital shares repurchased [ (9,340,557) and (9,909,944) shares, respectively ]	(111,209,684)	(102,676,572)

Total Class IB transactions	35,343,499	15,615,687

Class K
Capital shares sold [ 878,406 and 576,095 shares, respectively ]	10,462,016	5,942,714
Capital shares issued in reinvestment of dividends and distributions [ 435,131 and 308,554 shares, respectively ]	5,061,925	3,515,178
Capital shares repurchased [ (645,763) and (877,212) shares, respectively ]	(7,656,188)	(8,849,065)

Total Class K transactions	7,867,753	608,827

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	43,490,838	32,680,133

TOTAL INCREASE (DECREASE) IN NET ASSETS	94,184,129	144,298,072
NET ASSETS:
Beginning of year	1,094,674,149	950,376,077

End of year (a)	$1,188,858,278	$1,094,674,149

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$1,486,503	$1,200,252

See Notes to Financial Statements.

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FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class IA	2017	2016	2015	2014	2013
Net asset value, beginning of year	$11.36	$10.10	$11.70	$12.27	$9.71

Income (loss) from investment operations:
Net investment income (loss) (e)	0.11	0.10	0.09	0.08	0.08
Net realized and unrealized gain (loss)	1.46	1.98	(0.65)	0.51	3.53

Total from investment operations	1.57	2.08	(0.56)	0.59	3.61

Less distributions:
Dividends from net investment income	(0.12)	(0.11)	(0.09)	(0.09)	(0.10)
Distributions from net realized gains	(0.95)	(0.71)	(0.95)	(1.07)	(0.95)

Total dividends and distributions	(1.07)	(0.82)	(1.04)	(1.16)	(1.05)

Net asset value, end of year	$11.86	$11.36	$10.10	$11.70	$12.27

Total return	13.96%	20.63%	(4.63)%	4.87%	37.45%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$114,942	$109,797	$82,776	$87,206	$85,096
Ratio of expenses to average net assets (f)	0.63%	0.63%	0.62%	0.63%	0.63%
Ratio of net investment income (loss) to average net assets (f)	0.90%	0.99%	0.77%	0.65%	0.71%
Portfolio turnover rate^	18%	15%	17%	14%	15%

	Year Ended December 31,
Class IB	2017	2016	2015	2014	2013
Net asset value, beginning of year	$11.36	$10.11	$11.70	$12.28	$9.72

Income (loss) from investment operations:
Net investment income (loss) (e)	0.11	0.10	0.09	0.08	0.08
Net realized and unrealized gain (loss)	1.47	1.97	(0.64)	0.50	3.53

Total from investment operations	1.58	2.07	(0.55)	0.58	3.61

Less distributions:
Dividends from net investment income	(0.12)	(0.11)	(0.09)	(0.09)	(0.10)
Distributions from net realized gains	(0.95)	(0.71)	(0.95)	(1.07)	(0.95)

Total dividends and distributions	(1.07)	(0.82)	(1.04)	(1.16)	(1.05)

Net asset value, end of year	$11.87	$11.36	$10.11	$11.70	$12.28

Total return	14.05%	20.51%	(4.54)%	4.78%	37.42%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$1,013,833	$934,933	$823,229	$887,691	$922,001
Ratio of expenses to average net assets (f)	0.63%	0.63%	0.62%	0.63%	0.63%
Ratio of net investment income (loss) to average net assets (f)	0.90%	0.97%	0.77%	0.64%	0.69%
Portfolio turnover rate^	18%	15%	17%	14%	15%

See Notes to Financial Statements.

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FINANCIAL HIGHLIGHTS (Continued)

	Year Ended December 31,
Class K	2017	2016	2015	2014	2013
Net asset value, beginning of year	$11.35	$10.10	$11.70	$12.27	$9.71

Income (loss) from investment operations:
Net investment income (loss) (e)	0.14	0.13	0.09	0.11	0.10
Net realized and unrealized gain (loss)	1.46	1.97	(0.62)	0.51	3.54

Total from investment operations	1.60	2.10	(0.53)	0.62	3.64

Less distributions:
Dividends from net investment income	(0.15)	(0.14)	(0.12)	(0.12)	(0.13)
Distributions from net realized gains	(0.95)	(0.71)	(0.95)	(1.07)	(0.95)

Total dividends and distributions	(1.10)	(0.85)	(1.07)	(1.19)	(1.08)

Net asset value, end of year	$11.85	$11.35	$10.10	$11.70	$12.27

Total return	14.24%	20.83%	(4.38)%	5.12%	37.80%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$60,084	$49,944	$44,370	$45,916	$46,570
Ratio of expenses to average net assets (f)	0.38%	0.38%	0.37%	0.38%	0.38%
Ratio of net investment income (loss) to average net assets (f)	1.15%	1.22%	1.02%	0.89%	0.88%
Portfolio turnover rate^	18%	15%	17%	14%	15%
^	Portfolio turnover rate excludes derivatives, if any.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.

See Notes to Financial Statements.

1298

EQ/T. ROWE PRICE GROWTH STOCK PORTFOLIO (Unaudited)

INVESTMENT MANAGER

➢	AXA Equitable Funds Management Group, LLC

INVESTMENT SUB-ADVISER

➢	T. Rowe Price Associates, Inc.

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/17
	1 Year	5 Years	10 Years/ Since Incept.
Portfolio – Class IA Shares	33.35%	17.42%	9.71%
Portfolio – Class IB Shares	33.35	17.42	9.59
Portfolio – Class K Shares*	33.69	17.72	17.52
Russell 1000® Growth Index	30.21	17.33	10.00
* Date of inception 12/1/11. Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned 33.35% for the year ended December 31, 2017. This compares to the Portfolio’s benchmark, the Russell 1000® Growth Index, which returned 30.21% over the same period.

Portfolio Highlights

What helped performance during the year:

•

The Information Technology sector was the biggest source of outperformance during the period due to stock selection and a beneficial overweight allocation. PayPal Holdings, Alibaba Group Holding, and Tencent Holdings were top contributors in the sector.

•	Stock selection in Health Care added relative value, helped by holdings like Intuitive Surgical and Vertex Pharmaceuticals.

•

Our meaningful underweight in Consumer Staples paid off in 2017. In our view, valuations remain stretched as investors have bid up the sector over the past several years for its defensive characteristics and dividend support against a backdrop of historically low yields in fixed income.

What hurt performance during the year:

•

Stock selection in Financials combined with negative group weight to make the sector the biggest source of underperformance versus the index during the period. In particular, our holdings within the capital markets industry, which comprises the bulk of our exposure in the sector, had varying reactions to the forthcoming changes in compliance standards across the wealth management industry.

•	While an overweight allocation to utilities was helpful, weak stock selection overcame the positive contribution to make the sector a notable detractor.

•	Stock selection in Industrials and business services hindered relative results.

Portfolio Positioning and Outlook

Large-cap growth stocks posted strong fourth-quarter gains that pushed the major market yardsticks over 20% for the full year. As a result, large-cap growth stock valuations have become relatively expensive–we are uncovering fewer durable growth companies that offer compelling value, but we believe that good stock selection can continue to drive outperformance. The implications of new tax legislation could spur market rotation and further gains. Following a year of extremely low volatility, we are positioned for a potentially challenging stock market environment that delivers more moderate returns. However, we are confident in our time-tested, bottom-up stock selection process. While we continue to face many market uncertainties, we believe that this aging bull market is not on its last legs. We have a positive view on many individual companies in the information technology and health care sectors in addition to others that are using innovation to disrupt less efficient business models.

Sector Weightings as of December 31, 2017	% of Net Assets
Information Technology	41.9%
Consumer Discretionary	17.2
Health Care	15.6
Industrials	11.2
Financials	6.0
Repurchase Agreements	3.2
Real Estate	2.9
Consumer Staples	2.2
Utilities	1.7
Telecommunication Services	0.5
Cash and Other	(2.4)

100.0%

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EQ/T. ROWE PRICE GROWTH STOCK PORTFOLIO (Unaudited)

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees (in the case of Class IA and Class IB shares of the Portfolio), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2017 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/17	Ending Account Value 12/31/17	Expenses Paid During Period* 7/1/17 - 12/31/17
Class IA
Actual	$1,000.00	$1,117.44	$5.42
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.08	5.17
Class IB
Actual	1,000.00	1,117.41	5.42
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.08	5.17
Class K
Actual	1,000.00	1,118.78	4.09
Hypothetical (5% average annual return before expenses)	1,000.00	1,021.34	3.91

*  Expenses are equal to the Portfolio’s Class IA, Class IB and Class K shares annualized expense ratios of 1.02%, 1.02% and 0.77%, respectively, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

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PORTFOLIO OF INVESTMENTS

December 31, 2017

	Number of Shares	Value (Note 1)
COMMON STOCKS:
Consumer Discretionary (17.0%)
Auto Components (0.3%)
Aptiv plc	51,800	$4,394,194

Automobiles (1.9%)
Ferrari NV (x)	88,295	9,256,848
Tesla, Inc. (x)*	53,264	16,583,746

		25,840,594

Hotels, Restaurants & Leisure (2.5%)
Caesars Entertainment Corp.*	651,444	8,240,767
Marriott International, Inc., Class A	27,406	3,719,816
MGM Resorts International	99,646	3,327,180
Restaurant Brands International, Inc.	124,721	7,667,847
Yum Brands, Inc.	122,200	9,972,742

		32,928,352

Internet & Direct Marketing Retail (11.0%)
Amazon.com, Inc.*	71,091	83,138,792
Netflix, Inc.*	64,300	12,343,028
Priceline Group, Inc. (The)*	29,375	51,046,112

		146,527,932

Multiline Retail (0.8%)
Dollar General Corp.	58,450	5,436,435
Dollarama, Inc.(x)	38,970	4,868,925

		10,305,360

Specialty Retail (0.2%)
Home Depot, Inc. (The)	13,000	2,463,890

Textiles, Apparel & Luxury Goods (0.3%)
NIKE, Inc., Class B	70,600	4,416,030

Total Consumer Discretionary		226,876,352

Consumer Staples (2.2%)
Food Products (0.3%)
Kraft Heinz Co. (The)	48,400	3,763,584

Tobacco (1.9%)
British American Tobacco plc	111,764	7,572,070
Philip Morris International, Inc.	173,209	18,299,531

		25,871,601

Total Consumer Staples		29,635,185

Financials (6.0%)
Banks (1.4%)
First Republic Bank	42,744	3,703,340
JPMorgan Chase & Co.	135,000	14,436,900

		18,140,240

Capital Markets (3.8%)
Intercontinental Exchange, Inc.	167,905	11,847,377
Morgan Stanley	333,700	17,509,239
State Street Corp.	70,700	6,901,027
TD Ameritrade Holding Corp.	284,572	14,550,166

		50,807,809

Insurance (0.8%)
Chubb Ltd.	73,500	10,740,555

Total Financials		79,688,604

Health Care (15.6%)
Biotechnology (4.7%)
Alexion Pharmaceuticals, Inc.*	123,994	14,828,442
Alnylam Pharmaceuticals, Inc.*	44,952	5,711,152
Biogen, Inc.*	30,684	9,775,002
Celgene Corp.*	48,380	5,048,937
Incyte Corp.*	73,875	6,996,701
Vertex Pharmaceuticals, Inc.*	133,142	19,952,660

		62,312,894

Health Care Equipment & Supplies (5.0%)
Becton Dickinson and Co.	105,378	22,557,215
Danaher Corp.	64,632	5,999,142
Intuitive Surgical, Inc.*	49,500	18,064,530
Stryker Corp.	131,700	20,392,428

		67,013,315

Health Care Providers & Services (5.5%)
Aetna, Inc.	11,403	2,056,987
Anthem, Inc.	65,486	14,735,005
Centene Corp.*	56,718	5,721,712
Cigna Corp.	69,632	14,141,563
Humana, Inc.	23,126	5,736,867
UnitedHealth Group, Inc.	138,180	30,463,162

		72,855,296

Pharmaceuticals (0.4%)
Merck & Co., Inc.	51,200	2,881,024
Zoetis, Inc.	31,300	2,254,852

		5,135,876

Total Health Care		207,317,381

Industrials (11.2%)
Aerospace & Defense (2.6%)
Boeing Co. (The)	119,683	35,295,714

Airlines (1.8%)
American Airlines Group, Inc.	350,000	18,210,500
United Continental Holdings, Inc.*	89,906	6,059,664

		24,270,164

Building Products (0.5%)
Fortune Brands Home & Security, Inc.	97,223	6,653,942

Electrical Equipment (0.9%)
Acuity Brands, Inc.	71,378	12,562,528

Industrial Conglomerates (2.0%)
Honeywell International, Inc.	95,600	14,661,216
Roper Technologies, Inc.	46,110	11,942,490

		26,603,706

Machinery (1.9%)
Fortive Corp.	140,329	10,152,803
Illinois Tool Works, Inc.	58,600	9,777,410
Wabtec Corp. (x)	60,165	4,899,236

		24,829,449

See Notes to Financial Statements.

1301

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PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

	Number of Shares	Value (Note 1)
Professional Services (1.5%)
Equifax, Inc.	82,909	$9,776,629
TransUnion*	178,667	9,819,539

		19,596,168

Total Industrials		149,811,671

Information Technology (41.9%)
Internet Software & Services (13.6%)
Alibaba Group Holding Ltd. (ADR)*	216,072	37,257,295
Alphabet, Inc., Class A*	33,100	34,867,540
Alphabet, Inc., Class C*	35,805	37,466,352
Facebook, Inc., Class A*	309,856	54,677,190
Tencent Holdings Ltd.	326,100	16,946,005

		181,214,382

IT Services (8.6%)
Fidelity National Information Services, Inc.	99,100	9,324,319
Fiserv, Inc.*	80,569	10,565,013
Mastercard, Inc., Class A	171,690	25,986,999
PayPal Holdings, Inc.*	290,536	21,389,260
Vantiv, Inc., Class A*	175,700	12,922,735
Visa, Inc., Class A	297,108	33,876,254

		114,064,580

Semiconductors & Semiconductor Equipment (1.2%)
ASML Holding NV (NYRS)(x)	23,800	4,136,916
Xilinx, Inc.	173,314	11,684,830

		15,821,746

Software (12.3%)
Electronic Arts, Inc.*	114,500	12,029,370
Intuit, Inc.	115,899	18,286,544
Microsoft Corp.	684,900	58,586,346
Red Hat, Inc.*	44,400	5,332,440
salesforce.com, Inc.*	165,279	16,896,472
ServiceNow, Inc.*	87,878	11,458,413
Symantec Corp.	599,606	16,824,944
VMware, Inc., Class A (x)*	122,523	15,354,582
Workday, Inc., Class A*	96,990	9,867,763

		164,636,874

Technology Hardware, Storage & Peripherals (6.2%)
Apple, Inc.	489,901	82,905,946

Total Information Technology		558,643,528

Real Estate (2.9%)
Equity Real Estate Investment Trusts (REITs) (2.9%)
American Tower Corp. (REIT)	76,257	10,879,586
Crown Castle International Corp. (REIT)	231,789	25,730,897
Equinix, Inc. (REIT)	5,209	2,360,823

Total Real Estate		38,971,306

Telecommunication Services (0.5%)
Wireless Telecommunication Services (0.5%)
T-Mobile US, Inc.*	108,800	6,909,888

Total Telecommunication Services		6,909,888

Utilities (1.7%)
Electric Utilities (0.7%)
NextEra Energy, Inc.	60,600	9,465,114

Multi-Utilities (0.5%)
Sempra Energy	59,513	6,363,130

Water Utilities (0.5%)
American Water Works Co., Inc.	75,500	6,907,495

Total Utilities		22,735,739

Total Common Stocks (99.0%) (Cost $794,368,159)		1,320,589,654

	Principal Amount	Value (Note 1)
LONG-TERM DEBT SECURITIES:
Convertible Bond (0.2%)
Consumer Discretionary (0.2%)
Hotels, Restaurants & Leisure (0.2%)
Caesars Entertainment Corp. 5.000%, 10/1/24	$1,520,933	2,942,055

Total Consumer Discretionary		2,942,055

Total Long-Term Debt Securities (0.2%) (Cost $2,827,018)		2,942,055

SHORT-TERM INVESTMENTS:
Repurchase Agreements (3.2%)
Bank of Nova Scotia (The), 1.39%, dated 12/29/17, due 1/2/18, repurchase price $6,501,004, collateralized by various U.S. Government Treasury Securities, ranging from 0.000%-3.750%, maturing 1/11/18-2/15/47; total market value $6,635,453. (xx)	6,500,000	6,500,000
Bank of Nova Scotia (The), 1.39%, dated 12/29/17, due 1/2/18, repurchase price $1,100,170, collateralized by various U.S. Government Treasury Securities, ranging from 0.000%-3.750%, maturing 1/11/18-2/15/47; total market value $1,122,923. (xx)	1,100,000	1,100,000
Citigroup Global Markets Ltd., 1.40%, dated 12/29/17, due 1/2/18, repurchase price $2,400,373, collateralized by various Foreign Government Agency Securities, ranging from 1.625%-2.500%, maturing 3/16/21-7/29/25, U.S. Government Treasury Securities, ranging from 0.875%-7.250%, maturing from 8/15/20-2/15/47; total market value $2,448,000. (xx)	2,400,000	2,400,000

See Notes to Financial Statements.

1302

EQ ADVISORS TRUST

EQ/T. ROWE PRICE GROWTH STOCK PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

	Principal Amount	Value (Note 1)
Citigroup Global Markets, Inc., 1.60%, dated 12/29/17, due 1/2/18, repurchase price $4,000,711, collateralized by various Common Stocks; total market value $4,400,002. (xx)	$4,000,000	$4,000,000
Deutsche Bank AG, 1.81%, dated 12/29/17, due 1/2/18, repurchase price $2,300,463, collateralized by various Common Stocks, U.S. Government Treasury Securities, ranging from 1.875%-2.250%, maturing 4/30/22-8/15/46; total market value $2,558,109. (xx)	2,300,000	2,300,000
Deutsche Bank AG, 1.81%, dated 12/29/17, due 1/2/18, repurchase price $3,500,704, collateralized by various Common Stocks, U.S. Government Treasury Securities, ranging from 1.875%-2.250%, maturing 4/30/22-8/15/46; total market value $3,892,774. (xx)	3,500,000	3,500,000
Deutsche Bank AG, 1.81%, dated 12/29/17, due 1/2/18, repurchase price $1,700,342, collateralized by various Common Stocks, U.S. Government Treasury Securities, ranging from 1.875%-2.250%, maturing 4/30/22-8/15/46; total market value $1,890,776. (xx)	1,700,000	1,700,000
Deutsche Bank AG, 1.81%, dated 12/29/17, due 1/2/18, repurchase price $500,101, collateralized by various Common Stocks, U.S. Government Treasury Securities, ranging from 1.875%-2.250%, maturing 4/30/22-8/15/46; total market value $556,111. (xx)	500,000	500,000
Deutsche Bank AG, 1.55%, dated 12/29/17, due 1/2/18, repurchase price $2,700,465, collateralized by various Corporate Bonds, ranging from 1.750%-1.875%, maturing 9/5/19-4/14/22, Foreign Government Agency Securities, ranging from 1.875%-2.000%, maturing 3/15/19-5/2/25; total market value $2,754,002. (xx)	2,700,000	2,700,000
Macquarie Bank Ltd., 1.42%, dated 12/29/17, due 1/2/18, repurchase price $4,000,631, collateralized by various U.S. Government Treasury Securities, ranging from 0.000%-3.750%, maturing 1/4/18-11/15/47; total market value $4,081,801. (xx)	4,000,000	4,000,000
NBC Global Finance Ltd., 1.59%, dated 12/29/17, due 1/2/18, repurchase price $2,900,512, collateralized by various Common Stocks; total market value $3,226,037. (xx)	2,900,000	2,900,000
NBC Global Finance Ltd., 1.59%, dated 12/29/17, due 1/2/18, repurchase price $3,300,583, collateralized by various Common Stocks; total market value $3,671,008. (xx)	3,300,000	3,300,000
NBC Global Finance Ltd., 1.59%, dated 12/29/17, due 1/2/18, repurchase price $4,400,777, collateralized by various Common Stocks; total market value $4,894,677. (xx)	4,400,000	4,400,000
RBS Securities, Inc., 1.37%, dated 12/29/17, due 1/2/18, repurchase price $719,846, collateralized by various U.S. Government Treasury Securities, ranging from 1.750%-1.875%, maturing 2/28/22-9/30/22; total market value $734,136. (xx)	719,736	719,736
Societe Generale SA, 1.32%, dated 12/29/17, due 1/5/18, repurchase price $3,000,770, collateralized by various U.S. Government Treasury Securities, ranging from 0.000%-8.125%, maturing 2/28/19-2/15/44; total market value $3,060,000. (xx)	3,000,000	3,000,000

Total Repurchase Agreements		43,019,736

Total Short-Term Investments (3.2%) (Cost $43,019,736)		43,019,736

Total Investments in Securities (102.4%) (Cost $840,214,913)		1,366,551,445
Other Assets Less Liabilities (-2.4%)		(32,501,735)

Net Assets (100%)		$1,334,049,710

*	Non-income producing.
(x)	All or a portion of security is on loan at December 31, 2017.
(xx)	At December 31, 2017, the Portfolio had loaned securities with a total value of $49,024,397. This was secured by cash collateral of $43,019,736 which was subsequently invested in joint repurchase agreements with a total value of $43,019,736, as detailed in the Notes to the Financial Statements, for which the Portfolio has a proportionate interest as reported in the Portfolio of Investments as Repurchase Agreements, and $7,652,923 collateralized by various U.S. Government Treasury Securities, ranging from 0.000% – 8.000%, maturing 1/4/18 – 11/15/46.

Glossary:

ADR	— American Depositary Receipt
NYRS	— New York Registry Shares

See Notes to Financial Statements.

1303

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EQ/T. ROWE PRICE GROWTH STOCK PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2017:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Common Stocks
Consumer Discretionary	$226,876,352	$—	$—	$226,876,352
Consumer Staples	22,063,115	7,572,070	—	29,635,185
Financials	79,688,604	—	—	79,688,604
Health Care	207,317,381	—	—	207,317,381
Industrials	149,811,671	—	—	149,811,671
Information Technology	541,697,523	16,946,005	—	558,643,528
Real Estate	38,971,306	—	—	38,971,306
Telecommunication Services	6,909,888	—	—	6,909,888
Utilities	22,735,739	—	—	22,735,739
Convertible Bonds
Consumer Discretionary	—	2,942,055	—	2,942,055
Short-Term Investments
Repurchase Agreements	—	43,019,736	—	43,019,736

Total Assets	$1,296,071,579	$70,479,866	$—	$1,366,551,445

Total Liabilities	$—	$—	$—	$—

Total	$1,296,071,579	$70,479,866	$—	$1,366,551,445

There were no transfers between Levels 1, 2 or 3 during the year ended December 31, 2017.

The Portfolio held no derivatives contracts during the year ended December 31, 2017.

Investment security transactions for the year ended December 31, 2017 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$662,335,938
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$659,792,431

As of December 31, 2017, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments in securities and derivative instruments, if applicable, for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$531,281,271
Aggregate gross unrealized depreciation	(5,793,987)

Net unrealized appreciation	$525,487,284

Federal income tax cost of investments in securities and derivative instruments, if applicable	$841,064,161

For year ended December 31, 2017, the Portfolio incurred approximately $11,036 as brokerage commissions with Sanford C. Bernstein &

Co., LLC, an affiliated broker/dealer.

See Notes to Financial Statements.

1304

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EQ/T. ROWE PRICE GROWTH STOCK PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2017

ASSETS
Investments in Securities, at value (x):
Unaffiliated Issuers (Cost $797,195,177)	$1,323,531,709
Repurchase Agreements (Cost $43,019,736)	43,019,736
Cash	10,613,013
Dividends, interest and other receivables	621,096
Receivable for securities sold	455,411
Securities lending income receivable	17,103
Receivable from Separate Accounts for Portfolio shares sold	1,397
Other assets	4,805

Total assets	1,378,264,270

LIABILITIES
Payable for return of collateral on securities loaned	43,019,736
Investment management fees payable	710,697
Distribution fees payable – Class IB	194,225
Administrative fees payable	111,175
Payable to Separate Accounts for Portfolio shares redeemed	69,485
Distribution fees payable – Class IA	36,491
Trustees’ fees payable	272
Accrued expenses	72,479

Total liabilities	44,214,560

NET ASSETS	$1,334,049,710

Net assets were comprised of:
Paid in capital	$789,737,479
Accumulated undistributed net investment income (loss)	86,384
Accumulated undistributed net realized gain (loss)	17,889,030
Net unrealized appreciation (depreciation)	526,336,817

Net assets	$1,334,049,710

Class IA
Net asset value, offering and redemption price per share, $167,854,976 / 3,560,686 shares outstanding (unlimited amount authorized: $0.01 par value)	$47.14

Class IB
Net asset value, offering and redemption price per share, $917,062,084 / 19,687,460 shares outstanding (unlimited amount authorized: $0.01 par value)	$46.58

Class K
Net asset value, offering and redemption price per share, $249,132,650 / 5,195,658 shares outstanding (unlimited amount authorized: $0.01 par value)	$47.95

(x)	Includes value of securities on loan of $49,024,397.

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2017

INVESTMENT INCOME
Dividends (net of $15,756 foreign withholding tax)	$10,948,313
Interest	65,636
Securities lending (net)	565,069

Total income	11,579,018

EXPENSES
Investment management fees	8,874,144
Distribution fees – Class IB	2,002,213
Administrative fees	1,174,219
Distribution fees – Class IA	370,471
Printing and mailing expenses	102,004
Custodian fees	88,000
Professional fees	68,457
Trustees’ fees	26,770
Miscellaneous	26,884

Gross expenses	12,733,162
Less: Waiver from investment manager	(1,001,754)

Net expenses	11,731,408

NET INVESTMENT INCOME (LOSS)	(152,390)

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Investments in securities	117,290,337
Foreign currency transactions	7,392

Net realized gain (loss)	117,297,729

Change in unrealized appreciation (depreciation) on:
Investments in securities	216,791,440
Foreign currency translations	284

Net change in unrealized appreciation (depreciation)	216,791,724

NET REALIZED AND UNREALIZED GAIN (LOSS)	334,089,453

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$333,937,063

See Notes to Financial Statements.

1305

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EQ/T. ROWE PRICE GROWTH STOCK PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2017	2016
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$(152,390)	$(1,165,617)
Net realized gain (loss)	117,297,729	23,501,118
Net change in unrealized appreciation (depreciation)	216,791,724	6,893,957

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	333,937,063	29,229,458

DISTRIBUTIONS:
Distributions from net realized capital gains
Class IA	(13,885,230)	(1,973,254)
Class IB	(73,712,266)	(11,760,589)
Class K	(19,847,899)	(3,866,563)

TOTAL DISTRIBUTIONS	(107,445,395)	(17,600,406)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 864,885 and 608,519 shares, respectively ]	38,888,276	22,249,750
Capital shares issued in reinvestment of distributions [ 294,405 and 50,897 shares, respectively ]	13,885,230	1,973,254
Capital shares repurchased [ (520,493) and (442,160) shares, respectively ]	(24,064,044)	(16,624,568)

Total Class IA transactions	28,709,462	7,598,436

Class IB
Capital shares sold [ 2,067,646 and 1,931,827 shares, respectively ]	94,308,829	70,072,599
Capital shares issued in reinvestment of distributions [ 1,581,572 and 306,693 shares, respectively ]	73,712,266	11,760,589
Capital shares repurchased [ (1,376,204) and (1,801,230) shares, respectively ]	(61,232,884)	(66,343,849)

Total Class IB transactions	106,788,211	15,489,339

Class K
Capital shares sold [ 289,243 and 4,347,665 shares, respectively ]	13,211,574	154,570,037
Capital shares issued in reinvestment of distributions [ 413,811 and 98,450 shares, respectively ]	19,847,899	3,866,563
Capital shares repurchased [ (1,171,031) and (1,039,705) shares, respectively ]	(55,445,218)	(39,037,924)

Total Class K transactions	(22,385,745)	119,398,676

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	113,111,928	142,486,451

TOTAL INCREASE (DECREASE) IN NET ASSETS	339,603,596	154,115,503
NET ASSETS:
Beginning of year	994,446,114	840,330,611

End of year (a)	$1,334,049,710	$994,446,114

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$86,384	$30,274

See Notes to Financial Statements.

1306

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FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class IA	2017	2016	2015	2014	2013
Net asset value, beginning of year	$38.42	$38.58	$36.32	$33.43	$24.24

Income (loss) from investment operations:
Net investment income (loss) (e)	(0.03)	(0.07)	(0.15)	(0.13)	(0.12)
Net realized and unrealized gain (loss)	12.82	0.59	3.84	3.02	9.31

Total from investment operations	12.79	0.52	3.69	2.89	9.19

Less distributions:
Distributions from net realized gains	(4.07)	(0.68)	(1.43)	—	—

Net asset value, end of year	$47.14	$38.42	$38.58	$36.32	$33.43

Total return	33.35%	1.35%	10.22%	8.64%	37.91%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$167,855	$112,254	$104,350	$71,210	$47,268
Ratio of expenses to average net assets:
After waivers (f)	1.03%	1.08%	1.10%	1.10%	1.10%
Before waivers (f)	1.12%	1.13%	1.13%	1.13%	1.14%
Ratio of net investment income (loss) to average net assets:
After waivers (f)	(0.06)%	(0.18)%	(0.38)%	(0.37)%	(0.41)%
Before waivers (f)	(0.15)%	(0.23)%	(0.41)%	(0.41)%	(0.45)%
Portfolio turnover rate^	56%	44%	38%	37%	40%

	Year Ended December 31,
Class IB	2017	2016	2015	2014	2013
Net asset value, beginning of year	$38.00	$38.17	$35.95	$33.09	$23.99

Income (loss) from investment operations:
Net investment income (loss) (e)	(0.03)	(0.07)	(0.15)	(0.13)	(0.10)
Net realized and unrealized gain (loss)	12.68	0.58	3.80	2.99	9.20

Total from investment operations	12.65	0.51	3.65	2.86	9.10

Less distributions:
Distributions from net realized gains	(4.07)	(0.68)	(1.43)	—	—

Net asset value, end of year	$46.58	$38.00	$38.17	$35.95	$33.09

Total return	33.35%	1.34%	10.22%	8.64%	37.93%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$917,062	$661,719	$647,977	$544,676	$490,761
Ratio of expenses to average net assets:
After waivers (f)	1.03%	1.08%	1.10%	1.10%	1.10%
Before waivers (f)	1.12%	1.13%	1.13%	1.13%	1.14%
Ratio of net investment income (loss) to average net assets:
After waivers (f)	(0.06)%	(0.18)%	(0.38)%	(0.38)%	(0.38)%
Before waivers (f)	(0.15)%	(0.23)%	(0.41)%	(0.41)%	(0.41)%
Portfolio turnover rate^	56%	44%	38%	37%	40%

See Notes to Financial Statements.

1307

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EQ/T. ROWE PRICE GROWTH STOCK PORTFOLIO

FINANCIAL HIGHLIGHTS (Continued)

	Year Ended December 31,
Class K	2017	2016	2015	2014	2013
Net asset value, beginning of year	$38.93	$38.99	$36.60	$33.60	$24.30

Income (loss) from investment operations:
Net investment income (loss) (e)	0.08	0.03	(0.05)	(0.04)	(0.04)
Net realized and unrealized gain (loss)	13.01	0.59	3.87	3.04	9.34

Total from investment operations	13.09	0.62	3.82	3.00	9.30

Less distributions:
Distributions from net realized gains	(4.07)	(0.68)	(1.43)	—	—

Net asset value, end of year	$47.95	$38.93	$38.99	$36.60	$33.60

Total return	33.69%	1.59%	10.50%	8.93%	38.27%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$249,133	$220,473	$88,004	$91,125	$89,734
Ratio of expenses to average net assets:
After waivers (f)	0.78%	0.83%	0.85%	0.85%	0.85%
Before waivers (f)	0.87%	0.88%	0.88%	0.88%	0.89%
Ratio of net investment income (loss) to average net assets:
After waivers (f)	0.18%	0.09%	(0.13)%	(0.13)%	(0.16)%
Before waivers (f)	0.10%	0.04%	(0.16)%	(0.16)%	(0.19)%
Portfolio turnover rate^	56%	44%	38%	37%	40%
^	Portfolio turnover rate excludes derivatives, if any.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.

See Notes to Financial Statements.

1308

EQ/UBS GROWTH AND INCOME PORTFOLIO (Unaudited)

INVESTMENT MANAGER

➢	AXA Equitable Funds Management Group, LLC

INVESTMENT SUB-ADVISER

➢	UBS Global Asset Management (Americas) Inc.

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/17
	1 Year	5 Years	10 Years
Portfolio – Class IB Shares	21.37%	15.36%	7.25%
Russell 1000® Index	21.69	15.71	8.59
Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned 21.37% for the year ended December 31, 2017. This compares to the Portfolio’s benchmark, the Russell 1000® Index, which returned 21.69% over the same period.

Portfolio Highlights

What helped performance during the year:

•

Stock selection, overall, was the main driver of the Portfolio’s outperformance in 2017. In particular, holdings in the information technology, industrials and financials sectors were the most beneficial for results during the year.

•

In terms of individual stocks, the top contributors to performance included the Portfolio’s positions in Alnylam Pharmaceuticals, Inc., General Electric Company, Micron Technology, Inc., Spirit AeroSystems Holdings, Inc. and Arista Networks, Inc. General Electric Company, which detracted from the benchmark, was not held in the Portfolio, whereas the other holdings were all overweight positions.

•

Sector positioning, overall, was a modest positive for performance during the year. Adding the most value were underweights in telecommunication services and utilities, coupled with an overweight in financials.

What hurt performance during the year:

•	In terms of sector positioning, underweights in information technology, consumer staples and consumer discretionary were the largest detractors from performance.

•	Stock selection was the weakest in the consumer staples, health care and consumer discretionary sectors.

•

The largest individual detractors from performance included the Portfolio’s positions in Newell Brands Inc., Kroger Co., Oasis Petroleum, Inc., Apple, Inc. and Mallinckrodt Plc. Apple, Inc., which performed well for the benchmark, was not held in the Portfolio, whereas the other holdings were all overweight positions.

Portfolio Positioning and Outlook — UBS Global Asset Management (Americas) Inc.

Overall, the consumer appears to be healthy with wage growth helping the lower income consumer and tax changes helping most consumers. Within consumer staples we are concerned that business models that have depended on five years of commodity price tailwinds and/or more recently the cutting of advertising and promotion budgets to drive margin expansion and earnings upside could become unstuck and we prefer strategies that have continued to invest in brands. Looking into 2018, we believe investor preference for growth is likely to continue. We see tobacco (due to strong pricing dynamics and the increasing influence of Next Generation products), beauty care (due to its strong millennial and experiential bias) and portfolios with the greatest emerging markets exposure as most likely to outperform.

Modestly rising interest rates and inflation expectations, likely related to the Federal Reserve’s tightening activity, corporate tax reform and improved credit sentiment, increased expectations for financial institutions. This is particularly true for those with above-average sensitivity to interest rates, as they could generate meaningfully higher earnings growth in the coming quarters. We believe that tax reform will serve as the major positive catalyst for the financial services sector to outperform over the near-term.

Despite repeated unsuccessful efforts to Repeal and Replace Obamacare, health care continued to outperform the broader market in the second half of 2017, driven by managed care and biotechnology. Despite the Republican’s pivot to tax reform, we remain skeptical we have seen the last attempt at Repeal and Replace, particularly if Republicans are able to retain their House and Senate majorities in the 2018 mid-terms. That said, we continue to believe that any changes to the Affordable Care Act will be incremental, allowing demographic tailwinds and company-specific fundamentals to drive the investment debate around health care. As a sector, health care stands to be a significant beneficiary of tax reform as currently proposed. Domestically-oriented service sectors will likely realize significant reductions in tax rates, increasing after-tax returns. Meanwhile, global innovators (pharma, biotech,

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devices) may benefit from improved access to earnings, which were previously trapped offshore. While the initial impact of tax reform will be almost universally positive, we expect that over time there will be significant intra-industry/company disparity in how much of the initial benefit accrues to shareholders as opposed to end customers. In our view, these second derivative impacts will present some interesting investment opportunities for active investors in 2018.

Sector Weightings as of December 31, 2017	% of Net Assets
Information Technology	22.2%
Financials	18.0
Health Care	15.8
Consumer Discretionary	11.9
Industrials	10.6
Consumer Staples	7.2
Energy	5.7
Materials	3.8
Real Estate	2.5
Repurchase Agreements	2.2
Telecommunication Services	1.2
Cash and Other	(1.1)

100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees (in the case of Class IB shares of the Portfolio), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2017 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/17	Ending Account Value 12/31/17	Expenses Paid During Period* 7/1/17 - 12/31/17
Class IB
Actual	$1,000.00	$1,087.90	$5.53
Hypothetical (5% average annual return before expenses)	1,000.00	1,019.91	5.35

*  Expenses are equal to the Portfolio’s Class IB shares annualized expense ratio of 1.05%, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

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PORTFOLIO OF INVESTMENTS

December 31, 2017

	Number of Shares	Value (Note 1)

COMMON STOCKS:
Consumer Discretionary (11.9%)
Distributors (1.1%)
LKQ Corp.*	31,407	$1,277,323

Hotels, Restaurants & Leisure (1.1%)
Norwegian Cruise Line Holdings Ltd.*	21,977	1,170,275

Household Durables (1.4%)
Newell Brands, Inc.	50,828	1,570,585

Internet & Direct Marketing Retail (5.2%)
Amazon.com, Inc.*	3,109	3,635,883
Expedia, Inc.	7,421	888,813
Netflix, Inc.*	6,221	1,194,183

		5,718,879

Media (0.9%)
CBS Corp. (Non-Voting), Class B	17,882	1,055,038

Specialty Retail (2.2%)
TJX Cos., Inc. (The)	31,528	2,410,631

Total Consumer Discretionary		13,202,731

Consumer Staples (7.2%)
Beverages (1.9%)
PepsiCo, Inc.	17,155	2,057,227

Food Products (1.9%)
Mondelez International, Inc., Class A	49,820	2,132,296

Tobacco (3.4%)
Philip Morris International, Inc.	35,323	3,731,875

Total Consumer Staples		7,921,398

Energy (5.7%)
Oil, Gas & Consumable Fuels (5.7%)
Delek US Energy, Inc.	35,596	1,243,724
EOG Resources, Inc.	13,805	1,489,698
Hess Corp.	34,218	1,624,328
Noble Energy, Inc.	38,722	1,128,359
WPX Energy, Inc.*	62,558	880,191

Total Energy		6,366,300

Financials (18.0%)
Banks (6.6%)
JPMorgan Chase & Co.	39,611	4,236,000
Wells Fargo & Co.	50,287	3,050,912

		7,286,912

Consumer Finance (5.2%)
American Express Co.	26,759	2,657,436
Synchrony Financial	81,776	3,157,372

		5,814,808

Diversified Financial Services (1.7%)
Voya Financial, Inc.	37,053	1,833,012

Insurance (4.5%)
Marsh & McLennan Cos., Inc.	40,414	3,289,295
MetLife, Inc.	34,701	1,754,483

		5,043,778

Total Financials		19,978,510

Health Care (15.8%)
Biotechnology (3.9%)
Alexion Pharmaceuticals, Inc.*	9,104	1,088,747
Alnylam Pharmaceuticals, Inc.*	9,313	1,183,217
Coherus Biosciences, Inc. (x)*	25,531	224,673
Emergent BioSolutions, Inc.*	11,781	547,463
Ironwood Pharmaceuticals, Inc. (x)*	52,946	793,660
Lexicon Pharmaceuticals, Inc. (x)*	52,708	520,755

		4,358,515

Health Care Equipment & Supplies (0.6%)
Zimmer Biomet Holdings, Inc.	5,843	705,075

Health Care Providers & Services (4.8%)
Cigna Corp.	7,611	1,545,718
Laboratory Corp. of America Holdings*	10,124	1,614,879
UnitedHealth Group, Inc.	9,650	2,127,439

		5,288,036

Life Sciences Tools & Services (1.4%)
Bio-Rad Laboratories, Inc., Class A*	6,295	1,502,428

Pharmaceuticals (5.1%)
Allergan plc	9,600	1,570,368
Eli Lilly & Co.	19,370	1,635,990
Johnson & Johnson	17,800	2,487,016

		5,693,374

Total Health Care		17,547,428

Industrials (10.6%)
Aerospace & Defense (2.8%)
Spirit AeroSystems Holdings, Inc., Class A	15,570	1,358,483
United Technologies Corp.	13,844	1,766,079

		3,124,562

Airlines (0.9%)
Spirit Airlines, Inc.*	23,224	1,041,596

Building Products (1.7%)
Allegion plc	23,300	1,853,748

Electrical Equipment (0.3%)
Sensata Technologies Holding NV (x)*	6,491	331,755

Machinery (4.9%)
AGCO Corp.	25,819	1,844,251
Gardner Denver Holdings, Inc.*	72,300	2,453,139
Wabtec Corp. (x)	14,194	1,155,818

		5,453,208

Total Industrials		11,804,869

Information Technology (22.2%)
Communications Equipment (0.8%)
Arista Networks, Inc.*	3,770	888,137

Electronic Equipment, Instruments & Components (1.5%)
Jabil, Inc.	32,150	843,938
Universal Display Corp.	4,953	855,135

		1,699,073

See Notes to Financial Statements.

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PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

	Number of Shares	Value (Note 1)

Internet Software & Services (3.1%)
Facebook, Inc., Class A*	19,364	$3,416,971

IT Services (2.4%)
Visa, Inc., Class A	23,043	2,627,363

Semiconductors & Semiconductor Equipment (9.0%)
Cirrus Logic, Inc.*	13,110	679,885
Integrated Device Technology, Inc.*	18,860	560,708
KLA-Tencor Corp.	8,362	878,595
Lam Research Corp.	5,195	956,244
Marvell Technology Group Ltd.	78,170	1,678,310
Microchip Technology, Inc.	4,172	366,635
Micron Technology, Inc.*	42,703	1,755,947
Microsemi Corp.*	9,888	510,715
ON Semiconductor Corp.*	41,685	872,884
Qorvo, Inc.*	13,011	866,533
Skyworks Solutions, Inc.	9,417	894,144

		10,020,600

Software (3.8%)
Electronic Arts, Inc.*	9,259	972,751
PTC, Inc.*	6,571	399,320
salesforce.com, Inc.*	11,080	1,132,708
Take-Two Interactive Software, Inc.*	8,234	903,928
Ultimate Software Group, Inc. (The)*	3,938	859,390

		4,268,097

Technology Hardware, Storage & Peripherals (1.6%)
Western Digital Corp.	21,970	1,747,274

Total Information Technology		24,667,515

Materials (3.8%)
Chemicals (2.6%)
Eastman Chemical Co.	17,694	1,639,172
LyondellBasell Industries NV, Class A	11,719	1,292,840

		2,932,012

Metals & Mining (1.2%)
Steel Dynamics, Inc.	29,958	1,292,089

Total Materials		4,224,101

Real Estate (2.5%)
Equity Real Estate Investment Trusts (REITs) (2.5%)
Simon Property Group, Inc. (REIT)	16,159	2,775,147

Total Real Estate		2,775,147

Telecommunication Services (1.2%)
Wireless Telecommunication Services (1.2%)
T-Mobile US, Inc.*	20,502	1,302,082

Total Telecommunication Services		1,302,082

Total Common Stocks (98.9%) (Cost $84,970,266)		109,790,081

	Principal Amount	Value (Note 1)

SHORT-TERM INVESTMENTS:
Repurchase Agreements (2.2%)
Bank of Nova Scotia (The), 1.39%, dated 12/29/17, due 1/2/18, repurchase price $100,015, collateralized by various U.S. Government Treasury Securities, ranging from 0.000%-3.750%, maturing 1/11/18-2/15/47; total market value $102,084. (xx)	$100,000	$100,000
Bank of Nova Scotia (The), 1.39%, dated 12/29/17, due 1/2/18, repurchase price $100,015, collateralized by various U.S. Government Treasury Securities, ranging from 0.000%-3.750%, maturing 1/11/18-2/15/47; total market value $102,084. (xx)	100,000	100,000
Bank of Nova Scotia (The), 1.39%, dated 12/29/17, due 1/2/18, repurchase price $100,015, collateralized by various U.S. Government Treasury Securities, ranging from 0.000%-3.750%, maturing 1/11/18-2/15/47; total market value $102,084. (xx)	100,000	100,000
Citigroup Global Markets Ltd., 1.40%, dated 12/29/17, due 1/2/18, repurchase price $100,016, collateralized by various Foreign Government Agency Securities, ranging from 1.625%-2.500%, maturing 3/16/21-7/29/25, U.S. Government Treasury Securities, ranging from 0.875%-7.250%, maturing from 8/15/20-2/15/47; total market value $102,000. (xx)	100,000	100,000
Deutsche Bank AG, 1.81%, dated 12/29/17, due 1/2/18, repurchase price $200,040, collateralized by various Common Stocks, U.S. Government Treasury Securities, ranging from 1.875%-2.250%, maturing 4/30/22-8/15/46; total market value $222,444. (xx)	200,000	200,000
Deutsche Bank AG, 1.81%, dated 12/29/17, due 1/2/18, repurchase price $100,020, collateralized by various Common Stocks, U.S. Government Treasury Securities, ranging from 1.875%-2.250%, maturing 4/30/22-8/15/46; total market value $111,222. (xx)	100,000	100,000

See Notes to Financial Statements.

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PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

	Principal Amount	Value (Note 1)

Deutsche Bank AG, 1.81%, dated 12/29/17, due 1/2/18, repurchase price $64,449, collateralized by various Common Stocks, U.S. Government Treasury Securities, ranging from 1.875%-2.250%, maturing 4/30/22-8/15/46; total market value $71,667. (xx)	$64,436	$64,436
Deutsche Bank AG, 1.81%, dated 12/29/17, due 1/2/18, repurchase price $200,040, collateralized by various Common Stocks, U.S. Government Treasury Securities, ranging from 1.875%-2.250%, maturing 4/30/22-8/15/46; total market value $222,444. (xx)	200,000	200,000
Deutsche Bank AG, 1.55%, dated 12/29/17, due 1/2/18, repurchase price $200,034, collateralized by various Corporate Bonds, ranging from 1.750%-1.875%, maturing 9/5/19-4/14/22, Foreign Government Agency Securities, ranging from 1.875%-2.000%, maturing 3/15/19-5/2/25; total market value $204,000. (xx)	200,000	200,000
NBC Global Finance Ltd., 1.59%, dated 12/29/17, due 1/2/18, repurchase price $100,018, collateralized by various Common Stocks; total market value $111,243. (xx)	100,000	100,000
NBC Global Finance Ltd., 1.59%, dated 12/29/17, due 1/2/18, repurchase price $200,035, collateralized by various Common Stocks; total market value $222,485. (xx)	200,000	200,000

NBC Global Finance Ltd., 1.59%, dated 12/29/17, due 1/2/18, repurchase price $200,035, collateralized by various Common Stocks; total market value $222,485. (xx)	200,000	200,000
Nomura Securities Co. Ltd., 1.40%, dated 12/29/17, due 1/2/18, repurchase price $100,016, collateralized by various U.S. Government Treasury Securities, ranging from 0.000%-2.000%, maturing 1/4/18-2/15/42; total market value $102,000. (xx)	100,000	100,000
RBS Securities, Inc., 1.37%, dated 12/29/17, due 1/2/18, repurchase price $629,106, collateralized by various U.S. Government Treasury Securities, ranging from 1.750%-1.875%, maturing 2/28/22-9/30/22; total market value $641,594. (xx)	629,010	629,010

Total Repurchase Agreements		2,393,446

Total Short-Term Investments (2.2%) (Cost $2,393,446)		2,393,446

Total Investments in Securities (101.1%) (Cost $87,363,712)		112,183,527
Other Assets Less Liabilities (-1.1%)		(1,187,410)

Net Assets (100%)		$110,996,117

*	Non-income producing.
(x)	All or a portion of security is on loan at December 31, 2017.
(xx)	At December 31, 2017, the Portfolio had loaned securities with a total value of $2,290,626. This was secured by cash collateral of $2,393,446 which was subsequently invested in joint repurchase agreements with a total value of $2,393,446, as detailed in the Notes to the Financial Statements, for which the Portfolio has a proportionate interest as reported in the Portfolio of Investments as Repurchase Agreements.

See Notes to Financial Statements.

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PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2017:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Common Stocks
Consumer Discretionary	$13,202,731	$—	$—	$13,202,731
Consumer Staples	7,921,398	—	—	7,921,398
Energy	6,366,300	—	—	6,366,300
Financials	19,978,510	—	—	19,978,510
Health Care	17,547,428	—	—	17,547,428
Industrials	11,804,869	—	—	11,804,869
Information Technology	24,667,515	—	—	24,667,515
Materials	4,224,101	—	—	4,224,101
Real Estate	2,775,147	—	—	2,775,147
Telecommunication Services	1,302,082	—	—	1,302,082
Short-Term Investments
Repurchase Agreements	—	2,393,446	—	2,393,446

Total Assets	$109,790,081	$2,393,446	$—	$112,183,527

Total Liabilities	$—	$—	$—	$—

Total	$109,790,081	$2,393,446	$—	$112,183,527

There were no transfers between Levels 1, 2 or 3 during the year ended December 31, 2017.

The Portfolio held no derivatives contracts during the year ended December 31, 2017.

Investment security transactions for the year ended December 31, 2017 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$68,266,195
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$70,922,353

As of December 31, 2017, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments in securities and derivative instruments, if applicable, for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$27,188,678
Aggregate gross unrealized depreciation	(2,366,394)

Net unrealized appreciation	$24,822,284

Federal income tax cost of investments in securities and derivative instruments, if applicable	$87,361,243

For the year ended December 31, 2017, the Portfolio incurred approximately $13,536 as brokerage commissions with UBS AG, an affiliated broker/dealer.

See Notes to Financial Statements.

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STATEMENT OF ASSETS AND LIABILITIES

December 31, 2017

ASSETS
Investments in Securities, at value (x):
Unaffiliated Issuers (Cost $84,970,266)	$109,790,081
Repurchase Agreements (Cost $2,393,446)	2,393,446
Cash	1,603,966
Receivable for securities sold	2,195,217
Dividends, interest and other receivables	102,968
Receivable from Separate Accounts for Portfolio shares sold	20,720
Securities lending income receivable	664
Other assets	456

Total assets	116,107,518

LIABILITIES
Payable for securities purchased	2,504,055
Payable for return of collateral on securities loaned	2,393,446
Payable to Separate Accounts for Portfolio shares redeemed	74,524
Investment management fees payable	60,947
Distribution fees payable – Class IB	23,690
Administrative fees payable	9,260
Trustees’ fees payable	31
Accrued expenses	45,448

Total liabilities	5,111,401

NET ASSETS	$110,996,117

Net assets were comprised of:
Paid in capital	$84,749,760
Accumulated undistributed net investment income (loss)	44,375
Accumulated undistributed net realized gain (loss)	1,382,167
Net unrealized appreciation (depreciation)	24,819,815

Net assets	$110,996,117

Class IB
Net asset value, offering and redemption price per share, $110,996,117 / 10,962,205 shares outstanding (unlimited amount authorized: $0.01 par value)	$10.13

(x)	Includes value of securities on loan of $2,290,626.

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2017

INVESTMENT INCOME
Dividends	$1,397,772
Interest	5,334
Securities lending (net)	9,959

Total income	1,413,065

EXPENSES
Investment management fees	795,271
Distribution fees – Class IB	265,090
Administrative fees	104,088
Professional fees	52,041
Custodian fees	22,000
Printing and mailing expenses	9,009
Trustees’ fees	2,424
Miscellaneous	1,923

Gross expenses	1,251,846
Less: Waiver from investment manager	(138,089)

Net expenses	1,113,757

NET INVESTMENT INCOME (LOSS)	299,308

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on investments in securities	7,017,627
Net change in unrealized appreciation (depreciation) on investments in securities	12,728,941

NET REALIZED AND UNREALIZED GAIN (LOSS)	19,746,568

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$20,045,876

See Notes to Financial Statements.

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STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2017	2016
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$299,308	$726,990
Net realized gain (loss)	7,017,627	1,223,499
Net change in unrealized appreciation (depreciation)	12,728,941	6,836,637

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	20,045,876	8,787,126

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income
Class IB	(295,487)	(741,806)
Distributions from net realized capital gains
Class IB	(6,711,476)	(2,255,424)

TOTAL DIVIDENDS AND DISTRIBUTIONS	(7,006,963)	(2,997,230)

CAPITAL SHARES TRANSACTIONS:
Class IB
Capital shares sold [ 1,620,635 and 1,166,841 shares, respectively ]	15,920,418	9,600,013
Capital shares issued in reinvestment of dividends and distributions [ 703,145 and 339,701 shares, respectively ]	7,006,963	2,997,230
Capital shares repurchased [ (1,896,945) and (2,345,171) shares, respectively ]	(18,866,044)	(19,503,508)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	4,061,337	(6,906,265)

TOTAL INCREASE (DECREASE) IN NET ASSETS	17,100,250	(1,116,369)
NET ASSETS:
Beginning of year	93,895,867	95,012,236

End of year (a)	$110,996,117	$93,895,867

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$44,375	$9,597

See Notes to Financial Statements.

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FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class IB	2017	2016	2015	2014	2013
Net asset value, beginning of year	$8.91	$8.35	$9.81	$8.62	$6.42

Income (loss) from investment operations:
Net investment income (loss) (e)	0.03	0.07	0.06	0.06	0.05
Net realized and unrealized gain (loss)	1.86	0.77	(0.21)	1.19	2.23

Total from investment operations	1.89	0.84	(0.15)	1.25	2.28

Less distributions:
Dividends from net investment income	(0.03)	(0.07)	(0.06)	(0.06)	(0.08)
Distributions from net realized gains	(0.64)	(0.21)	(1.25)	—	—

Total dividends and distributions	(0.67)	(0.28)	(1.31)	(0.06)	(0.08)

Net asset value, end of year	$10.13	$8.91	$8.35	$9.81	$8.62

Total return	21.37%	10.16%	(1.46)%	14.46%	35.50%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$110,996	$93,896	$95,012	$96,012	$84,704
Ratio of expenses to average net assets:
After waivers (f)	1.05%	1.05%	1.05%	1.05%	1.05%
After waivers and fees paid indirectly (f)	1.05%	1.05%	1.05%	1.05%	1.05%
Before waivers and fees paid indirectly (f)	1.18%	1.20%	1.19%	1.20%	1.19%
Ratio of net investment income (loss) to average net assets:
After waivers (f)	0.28%	0.80%	0.57%	0.62%	0.61%
After waivers and fees paid indirectly (f)	0.28%	0.80%	0.57%	0.62%	0.61%
Before waivers and fees paid indirectly (f)	0.15%	0.65%	0.44%	0.47%	0.47%
Portfolio turnover rate^	65%	61%	54%	45%	58%
^	Portfolio turnover rate excludes derivatives, if any.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.

See Notes to Financial Statements.

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MULTIMANAGER AGGRESSIVE EQUITY PORTFOLIO (Unaudited)

INVESTMENT MANAGER

➢	AXA Equitable Funds Management Group, LLC

INVESTMENT SUB-ADVISERS

➢	AllianceBernstein L.P.

➢	ClearBridge Investment LLC

➢	Scotia Institutional Asset Management US, Ltd.

➢	T. Rowe Price Associates, Inc.

➢	Westfield Capital Management Company, L.P.

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/17
	1 Year	5 Years	10 Years/ Since Incept.
Portfolio – Class IA Shares	30.34%	16.31%	7.08%
Portfolio – Class IB Shares	30.35	16.31	6.97
Portfolio – Class K Shares*	30.66	16.54	15.81
Russell 3000® Growth Index	29.59	17.16	9.93
* Date of inception 8/26/11. Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned 30.35% for the year ended December 31, 2017. This compares to the Portfolio’s benchmark, the Russell 3000® Growth Index, which returned 29.59% over the same period.

The following commentary describes key factors (such as stock selection and sector allocation decisions) that helped or hurt the Portfolio’s performance relative to the Russell 3000® Growth Index.

Portfolio Highlights

What helped performance during the year:

•

Stock selection was particularly strong in the information technology sector, the Portfolio’s top-performing group during the year. Positive contributions came from a diverse array of holdings, including Square, Inc., Arista Networks, Inc., ServiceNow, Inc., and PayPal Holdings Inc.

•	Stock selection lifted health care to relative outperformance.

•	The Portfolio’s lack of exposure to the consumer staples sector and stock selection within the sector also had a favorable impact on relative results.

•	Consumer discretionary outperformed on stock selection.

What hurt performance during the year:

•

An overweight allocation to the Energy sector was the primary detractor from relative returns as the sector declined nearly 9% for the year on oil prices that remained range bound between $40 and $60 per barrel.

•	Anadarko Petroleum Corp. in the energy sector detracted from relative performance, as it is not a component of the benchmark.

•	Underweighting Apple, Inc. in the information technology sector detracted from relative performance.

•	Overweighting Allergan plc in the health care sector and Inphi Corp. and Gigamon Inc. in the information technology sector detracted.

•	Strong overweighting of the Health Care sector weighed on relative performance.

Sector Weightings as of December 31, 2017	% of Net Assets
Information Technology	38.2%
Health Care	17.5
Consumer Discretionary	16.8
Industrials	9.8
Financials	4.5
Consumer Staples	4.1
Repurchase Agreements	3.8
Materials	2.6
Energy	1.9
Real Estate	1.9
Telecommunication Services	0.9
Investment Company	0.2
Utilities	0.2
Cash and Other	(2.4)

100.0%

1318

MULTIMANAGER AGGRESSIVE EQUITY PORTFOLIO (Unaudited)

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees (in the case of Class IA and Class IB shares of the Portfolio), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2017 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/17	Ending Account Value 12/31/17	Expenses Paid During Period* 7/1/17 - 12/31/17
Class IA
Actual	$1,000.00	$1,137.90	$5.31
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.24	5.02
Class IB
Actual	1,000.00	1,137.81	5.31
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.24	5.02
Class K
Actual	1,000.00	1,139.20	3.97
Hypothetical (5% average annual return before expenses)	1,000.00	1,021.50	3.75

*  Expenses are equal to the Portfolio’s Class IA, Class IB and Class K shares annualized expense ratios of 0.99%, 0.99% and 0.74%, respectively, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

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MULTIMANAGER AGGRESSIVE EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2017

	Number of Shares	Value (Note 1)
COMMON STOCKS:
Consumer Discretionary (16.8%)
Auto Components (0.3%)
Adient plc	6,530	$513,911
Aptiv plc	29,120	2,470,250
Delphi Technologies plc*	3,866	202,849
Gentex Corp.	8,000	167,600
Lear Corp.	3,200	565,312
Tenneco, Inc.	2,500	146,350

		4,066,272

Automobiles (0.3%)
Harley-Davidson, Inc. (x)	8,291	421,846
Tesla, Inc. (x)*	9,748	3,035,040
Thor Industries, Inc.	2,200	331,584

		3,788,470

Distributors (0.1%)
Genuine Parts Co.	2,393	227,359
LKQ Corp.*	5,163	209,979
Pool Corp.	2,112	273,821

		711,159

Diversified Consumer Services (0.1%)
Bright Horizons Family Solutions, Inc.*	2,000	188,000
Grand Canyon Education, Inc.*	2,100	188,013
Houghton Mifflin Harcourt Co.*	6,200	57,660
Service Corp. International	7,325	273,369
ServiceMaster Global Holdings, Inc.*	4,800	246,096

		953,138

Hotels, Restaurants & Leisure (2.6%)
Aramark	8,200	350,468
Bloomin’ Brands, Inc.	6,400	136,576
Brinker International, Inc. (x)	2,800	108,752
Chipotle Mexican Grill, Inc.*	1,186	342,790
Choice Hotels International, Inc.	2,332	180,963
Darden Restaurants, Inc.	5,300	508,906
Denny’s Corp.*	5,082	67,286
Domino’s Pizza, Inc.	2,508	473,912
Dunkin’ Brands Group, Inc.	5,362	345,688
Extended Stay America, Inc.	3,000	57,000
Hilton Worldwide Holdings, Inc.	34,122	2,724,983
ILG, Inc.	5,788	164,842
Las Vegas Sands Corp.	16,537	1,149,156
Marriott International, Inc., Class A (x)	42,543	5,774,361
McDonald’s Corp.	34,868	6,001,480
MGM Resorts International	67,980	2,269,852
Pinnacle Entertainment, Inc.*	2,068	67,686
Restaurant Brands International, Inc.	18,700	1,149,676
Six Flags Entertainment Corp. (x)	3,500	232,995
Sonic Corp. (x)	4,554	125,144
Starbucks Corp.	62,418	3,584,666
Vail Resorts, Inc.	1,700	361,199
Wyndham Worldwide Corp.	4,832	559,884
Wynn Resorts Ltd.	4,058	684,138
Yum Brands, Inc.	29,462	2,404,394
Yum China Holdings, Inc.	14,062	562,761

		30,389,558

Household Durables (0.2%)
DR Horton, Inc.	6,300	321,741
iRobot Corp. (x)*	990	75,933
Leggett & Platt, Inc.	6,400	305,472
Mohawk Industries, Inc.*	700	193,130
NVR, Inc.*	98	343,806
Tempur Sealy International, Inc. (x)*	2,300	144,187
TopBuild Corp.*	1,868	141,482
Tupperware Brands Corp.	2,300	144,210
Whirlpool Corp.	800	134,912

		1,804,873

Internet & Direct Marketing Retail (5.9%)
Amazon.com, Inc.*	36,445	42,621,333
Expedia, Inc.	5,530	662,328
Liberty Expedia Holdings, Inc., Class A*	6,625	293,686
Liberty Interactive Corp. QVC Group, Class A*	75,522	1,844,247
Liberty TripAdvisor Holdings, Inc., Class A*	7,620	71,819
Liberty Ventures*	9,938	539,037
Netflix, Inc.*	61,450	11,795,942
Nutrisystem, Inc.	1,650	86,790
Priceline Group, Inc. (The)*	6,951	12,079,031
TripAdvisor, Inc. (x)*	4,944	170,370
Wayfair, Inc., Class A (x)*	3,200	256,864

		70,421,447

Leisure Products (0.1%)
Brunswick Corp.	3,400	187,748
Hasbro, Inc.	4,339	394,372
Polaris Industries, Inc. (x)	3,208	397,760

		979,880

Media (3.6%)
AMC Networks, Inc., Class A*	54,928	2,970,506
CBS Corp. (Non-Voting), Class B	33,980	2,004,820
Charter Communications, Inc., Class A*	5,318	1,786,635
Comcast Corp., Class A	395,826	15,852,832
Discovery Communications, Inc., Class A (x)*	78,311	1,752,600
Discovery Communications, Inc., Class C*	27,953	591,765
DISH Network Corp., Class A*	6,839	326,562
Interpublic Group of Cos., Inc. (The)	20,877	420,880
Liberty Broadband Corp., Class A*	11,190	951,710
Liberty Broadband Corp., Class C*	16,132	1,373,801
Liberty Global plc, Class A*	10,136	363,274
Liberty Global plc, Class C*	20,514	694,194
Liberty Global plc LiLAC, Class A*	1,770	35,666

See Notes to Financial Statements.

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PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

	Number of Shares	Value (Note 1)
Liberty Global plc LiLAC, Class C*	3,065	$60,962
Liberty Media Corp.-Liberty Braves, Class C*	3,300	73,326
Liberty Media Corp.-Liberty Formula One, Class A (x)*	4,113	134,577
Liberty Media Corp.-Liberty Formula One, Class C (x)*	8,251	281,855
Liberty Media Corp.-Liberty SiriusXM, Class A*	16,452	652,486
Liberty Media Corp.-Liberty SiriusXM, Class C*	33,005	1,308,979
Liberty Media Corp-Liberty Braves, Class A*	1,645	36,272
Lions Gate Entertainment Corp., Class A*	2,200	74,382
Lions Gate Entertainment Corp., Class B*	16,964	538,437
Live Nation Entertainment, Inc.*	5,900	251,163
Madison Square Garden Co. (The), Class A*	10,920	2,302,482
MSG Networks, Inc., Class A*	32,661	661,385
Omnicom Group, Inc.	11,026	803,024
Scripps Networks Interactive, Inc., Class A	2,061	175,968
Sirius XM Holdings, Inc. (x)	61,511	329,699
Twenty-First Century Fox, Inc., Class A	6,041	208,596
Twenty-First Century Fox, Inc., Class B	6,100	208,132
Viacom, Inc., Class B	13,324	410,512
Walt Disney Co. (The)	44,887	4,825,802
World Wrestling Entertainment, Inc., Class A (x)	33,979	1,039,078

		43,502,362

Multiline Retail (0.4%)
Dollar General Corp.	32,753	3,046,356
Dollar Tree, Inc.*	10,709	1,149,183
Nordstrom, Inc.	7,374	349,380

		4,544,919

Specialty Retail (2.6%)
Advance Auto Parts, Inc.	1,366	136,177
AutoZone, Inc.*	991	704,968
Burlington Stores, Inc.*	1,700	209,151
CarMax, Inc.*	9,699	621,997
Dick’s Sporting Goods, Inc.	3,100	89,094
Five Below, Inc.*	54,400	3,607,807
Home Depot, Inc. (The)	74,598	14,138,558
L Brands, Inc.	2,177	131,099
Lowe’s Cos., Inc.	36,592	3,400,860
Michaels Cos., Inc. (The)*	5,600	135,464
O’Reilly Automotive, Inc.*	4,096	985,252
Ross Stores, Inc.	34,374	2,758,514
TJX Cos., Inc. (The)	29,143	2,228,274
Tractor Supply Co.	6,228	465,543
Ulta Beauty, Inc.*	2,904	649,509
Williams-Sonoma, Inc. (x)	4,290	221,793

		30,484,060

Textiles, Apparel & Luxury Goods (0.6%)
Carter’s, Inc.	2,244	263,648
Deckers Outdoor Corp.*	1,848	148,302
Hanesbrands, Inc. (x)	21,648	452,660
Lululemon Athletica, Inc.*	5,200	408,668
NIKE, Inc., Class B	65,266	4,082,387
Oxford Industries, Inc.	858	64,513
Skechers U.S.A., Inc., Class A*	5,700	215,688
Steven Madden Ltd.*	3,294	153,830
Tapestry, Inc.	3,700	163,651
Under Armour, Inc., Class A (x)*	8,100	116,883
Under Armour, Inc., Class C (x)*	8,524	113,540
VF Corp.	10,804	799,496
Wolverine World Wide, Inc.	5,800	184,904

		7,168,170

Total Consumer Discretionary		198,814,308

Consumer Staples (4.1%)
Beverages (2.0%)
Brown-Forman Corp., Class A	2,700	181,548
Brown-Forman Corp., Class B	7,468	512,828
Coca-Cola Co. (The)	122,554	5,622,777
Constellation Brands, Inc., Class A	22,522	5,147,853
Dr Pepper Snapple Group, Inc.	8,627	837,337
Monster Beverage Corp.*	50,113	3,171,652
PepsiCo, Inc.	53,118	6,369,910

		21,843,905

Food & Staples Retailing (0.5%)
Costco Wholesale Corp.	19,516	3,632,318
Kroger Co. (The)	21,672	594,896
Sprouts Farmers Market, Inc.*	7,000	170,450
Sysco Corp.	20,966	1,273,265
Walgreens Boots Alliance, Inc.	8,146	591,563

		6,262,492

Food Products (0.3%)
Campbell Soup Co.	5,160	248,248
General Mills, Inc.	18,094	1,072,793
Hershey Co. (The)	5,338	605,916
Kellogg Co.	10,759	731,397
Lamb Weston Holdings, Inc.	3,600	203,220
McCormick & Co., Inc. (Non-Voting)	6,104	622,059
Pilgrim’s Pride Corp.*	5,600	173,936

		3,657,569

Household Products (0.3%)
Church & Dwight Co., Inc.	12,276	615,887
Clorox Co. (The)	4,884	726,446
Colgate-Palmolive Co.	7,142	538,864
Kimberly-Clark Corp.	14,041	1,694,187
Procter & Gamble Co. (The)	5,800	532,904

		4,108,288

See Notes to Financial Statements.

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PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

	Number of Shares	Value (Note 1)
Personal Products (0.1%)
Estee Lauder Cos., Inc. (The), Class A	9,682	$1,231,938
Herbalife Ltd. (x)*	2,900	196,388

		1,428,326

Tobacco (0.9%)
Altria Group, Inc.	82,625	5,900,251
Philip Morris International, Inc.	49,530	5,232,845

		11,133,096

Total Consumer Staples		48,433,676

Energy (1.9%)
Energy Equipment & Services (0.6%)
Core Laboratories NV (x)	29,432	3,224,276
Frank’s International NV (x)	1,385	9,210
Halliburton Co.	25,800	1,260,846
National Oilwell Varco, Inc.	41,986	1,512,336
Weatherford International plc (x)*	295,178	1,230,892

		7,237,560

Oil, Gas & Consumable Fuels (1.3%)
Anadarko Petroleum Corp.	101,618	5,450,790
Antero Resources Corp.*	8,200	155,800
Apache Corp.	3,600	151,992
Cabot Oil & Gas Corp.	19,534	558,672
Cheniere Energy, Inc.*	5,900	317,656
Cimarex Energy Co.	3,800	463,638
Continental Resources, Inc.*	3,960	209,761
Devon Energy Corp.	4,000	165,600
Diamondback Energy, Inc.*	1,700	214,625
EOG Resources, Inc.	22,450	2,422,580
Newfield Exploration Co.*	68,680	2,165,480
ONEOK, Inc.	16,574	885,880
Parsley Energy, Inc., Class A*	6,700	197,248
RSP Permian, Inc.*	5,400	219,672
Valero Energy Corp. (x)	17,820	1,637,836
Williams Cos., Inc. (The)	5,304	161,719

		15,378,949

Total Energy		22,616,509

Financials (4.5%)
Banks (0.9%)
Bank of America Corp.	81,260	2,398,795
Bank of the Ozarks, Inc.	3,600	174,420
East West Bancorp, Inc.	2,900	176,407
First Republic Bank	5,400	467,856
Signature Bank*	1,914	262,716
Sterling Bancorp	74,228	1,826,009
SVB Financial Group*	23,100	5,400,087
Western Alliance Bancorp*	3,700	209,494

		10,915,784

Capital Markets (1.9%)
Ameriprise Financial, Inc.	6,038	1,023,260
BGC Partners, Inc., Class A	990	14,959
Cboe Global Markets, Inc.	4,828	601,521
Charles Schwab Corp. (The)	58,261	2,992,868
Cohen & Steers, Inc.	528	24,969
Diamond Hill Investment Group, Inc.	132	27,279
Eaton Vance Corp.	6,607	372,569
FactSet Research Systems, Inc.	2,376	457,998
Federated Investors, Inc., Class B	5,000	180,400
GAMCO Investors, Inc., Class A	132	3,914
Intercontinental Exchange, Inc.	66,260	4,675,305
Lazard Ltd., Class A	4,800	252,000
LPL Financial Holdings, Inc.	3,900	222,846
MarketAxess Holdings, Inc.	1,700	342,975
Moody’s Corp.	7,297	1,077,110
Morgan Stanley	42,562	2,233,228
Morningstar, Inc.	2,000	193,940
MSCI, Inc.	3,869	489,583
Pzena Investment Management, Inc., Class A	330	3,521
Raymond James Financial, Inc.	2,100	187,530
S&P Global, Inc.	23,109	3,914,665
SEI Investments Co.	7,193	516,889
State Street Corp.	1,800	175,698
T. Rowe Price Group, Inc.	2,244	235,463
TD Ameritrade Holding Corp.	35,803	1,830,607

		22,051,097

Consumer Finance (0.2%)
Capital One Financial Corp.	2,000	199,160
Green Dot Corp., Class A*	27,500	1,657,150

		1,856,310

Diversified Financial Services (0.0%)
Leucadia National Corp.	6,600	174,834

Insurance (0.9%)
Allstate Corp. (The)	4,400	460,724
American International Group, Inc.	4,900	291,942
Aon plc	11,759	1,575,706
Arch Capital Group Ltd.*	1,700	154,309
Arthur J Gallagher & Co	7,378	466,880
Assurant, Inc.	1,600	161,344
Erie Indemnity Co., Class A	1,300	158,392
Marsh & McLennan Cos., Inc.	24,001	1,953,441
Primerica, Inc.	2,000	203,100
Progressive Corp. (The)	68,610	3,864,115
RenaissanceRe Holdings Ltd.	1,200	150,708
Willis Towers Watson plc	7,200	1,084,968
XL Group Ltd.	4,600	161,736

		10,687,365

Thrifts & Mortgage Finance (0.6%)
LendingTree, Inc. (x)*	19,500	6,638,775
New York Community Bancorp, Inc.	74,245	966,670

		7,605,445

Total Financials		53,290,835

See Notes to Financial Statements.

1322

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PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

	Number of Shares	Value (Note 1)
Health Care (17.5%)
Biotechnology (7.1%)
AbbVie, Inc.	69,413	$6,712,931
ACADIA Pharmaceuticals, Inc. (x)*	5,600	168,616
Aduro Biotech, Inc.*	1,272	9,540
Agios Pharmaceuticals, Inc. (x)*	12,071	690,099
Alexion Pharmaceuticals, Inc.*	19,086	2,282,495
Alkermes plc (x)*	5,610	307,035
Alnylam Pharmaceuticals, Inc.*	11,746	1,492,329
Amgen, Inc.	46,001	7,999,574
Arena Pharmaceuticals, Inc.*	500	16,985
Axovant Sciences Ltd. (x)*	6,900	36,363
Biogen, Inc.*	49,864	15,885,174
BioMarin Pharmaceutical, Inc.*	7,238	645,412
Bioverativ, Inc.*	19,048	1,027,068
Bluebird Bio, Inc.*	32,900	5,859,490
Celgene Corp.*	57,212	5,970,644
Clovis Oncology, Inc.*	1,900	129,200
Emergent BioSolutions, Inc.*	1,518	70,541
Exact Sciences Corp.*	4,800	252,192
Exelixis, Inc.*	204,800	6,225,920
Genomic Health, Inc.*	726	24,829
Gilead Sciences, Inc.	40,983	2,936,022
Halozyme Therapeutics, Inc.*	5,610	113,659
ImmunoGen, Inc. (x)*	17,169	110,053
Immunomedics, Inc. (x)*	3,498	56,528
Incyte Corp.*	14,149	1,340,052
Insys Therapeutics, Inc. (x)*	4,000	38,480
Intercept Pharmaceuticals, Inc. (x)*	1,000	58,420
Intrexon Corp. (x)*	6,100	70,272
Ionis Pharmaceuticals, Inc.*	37,882	1,905,465
Ironwood Pharmaceuticals, Inc. (x)*	8,500	127,415
Lexicon Pharmaceuticals, Inc. (x)*	179	1,769
Ligand Pharmaceuticals, Inc. (x)*	913	125,017
Momenta Pharmaceuticals, Inc.*	2,970	41,432
Neurocrine Biosciences, Inc.*	3,946	306,170
Novavax, Inc. (x)*	19,802	24,554
OPKO Health, Inc. (x)*	23,300	114,170
Progenics Pharmaceuticals, Inc. (x)*	1,452	8,639
ProQR Therapeutics NV (x)*	3,653	11,781
Puma Biotechnology, Inc.*	1,300	128,505
Radius Health, Inc. (x)*	2,600	82,602
Regeneron Pharmaceuticals, Inc.*	3,632	1,365,487
Sage Therapeutics, Inc.*	2,000	329,420
Sangamo Therapeutics, Inc.*	1,980	32,472
Seattle Genetics, Inc. (x)*	4,700	251,450
Spark Therapeutics, Inc. (x)*	1,348	69,314
Ultragenyx Pharmaceutical, Inc. (x)*	1,700	78,846
Vertex Pharmaceuticals, Inc.*	127,415	19,094,413
ZIOPHARM Oncology, Inc. (x)*	859	3,556

		84,632,400

Health Care Equipment & Supplies (4.3%)
Abaxis, Inc.	1,782	88,245
Abbott Laboratories	38,450	2,194,342
ABIOMED, Inc.*	42,548	7,973,920
Accuray, Inc. (x)*	2,250	9,675
Align Technology, Inc.*	31,220	6,936,771
Atrion Corp.	66	41,620
Baxter International, Inc.	2,800	180,992
Becton Dickinson and Co.	25,914	5,547,122
Boston Scientific Corp.*	61,900	1,534,501
Cooper Cos., Inc. (The)	12,290	2,677,745
Danaher Corp.	37,329	3,464,878
DexCom, Inc. (x)*	4,000	229,560
Edwards Lifesciences Corp.*	10,422	1,174,664
Endologix, Inc. (x)*	3,894	20,833
Globus Medical, Inc., Class A*	5,000	205,500
Hill-Rom Holdings, Inc.	3,400	286,586
Hologic, Inc.*	6,940	296,685
ICU Medical, Inc.*	1,000	216,000
IDEXX Laboratories, Inc.*	4,400	688,072
Insulet Corp.*	2,376	163,944
Integra LifeSciences Holdings Corp.*	3,000	143,580
Intuitive Surgical, Inc.*	14,307	5,221,197
Masimo Corp.*	1,800	152,640
Medtronic plc	34,869	2,815,672
Natus Medical, Inc.*	1,452	55,466
Neogen Corp.*	3,500	287,735
NuVasive, Inc.*	2,100	122,829
Quidel Corp.*	1,518	65,805
ResMed, Inc.	6,279	531,769
STERIS plc	26,140	2,286,466
Stryker Corp.	29,768	4,609,277
Teleflex, Inc.	700	174,174
Varex Imaging Corp.*	2,194	88,133
Varian Medical Systems, Inc.*	5,486	609,769
West Pharmaceutical Services, Inc.	3,200	315,744
Wright Medical Group NV (x)*	13,205	293,151

		51,705,062

Health Care Providers & Services (3.3%)
Aetna, Inc.	8,092	1,459,716
AmerisourceBergen Corp.	8,181	751,179
Anthem, Inc.	8,486	1,909,435
Centene Corp.*	6,529	658,646
Chemed Corp.	900	218,718
Cigna Corp.	28,663	5,821,168
CorVel Corp.*	924	48,880
Express Scripts Holding Co.*	2,609	194,736
HCA Healthcare, Inc.*	2,000	175,680
HealthEquity, Inc.*	3,200	149,312
HealthSouth Corp. (x)	4,092	202,186
Henry Schein, Inc.*	7,678	536,539
Humana, Inc.	9,734	2,414,713
LifePoint Health, Inc.*	2,500	124,500
McKesson Corp.	1,043	162,656
Molina Healthcare, Inc. (x)*	2,400	184,032
Patterson Cos., Inc.	3,300	119,229
Premier, Inc., Class A*	2,700	78,813
Select Medical Holdings Corp.*	7,500	132,375
Tenet Healthcare Corp. (x)*	5,197	78,787

See Notes to Financial Statements.

1323

EQ ADVISORS TRUST

MULTIMANAGER AGGRESSIVE EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

	Number of Shares	Value (Note 1)
UnitedHealth Group, Inc.	103,369	$22,788,729
WellCare Health Plans, Inc.*	2,100	422,331

		38,632,360

Health Care Technology (0.2%)
athenahealth, Inc.*	1,606	213,662
Cerner Corp.*	12,411	836,377
Computer Programs & Systems, Inc. (x)	858	25,783
Cotiviti Holdings, Inc.*	4,400	141,724
HMS Holdings Corp.*	3,960	67,122
Inovalon Holdings, Inc., Class A (x)*	4,500	67,500
Medidata Solutions, Inc.*	2,300	145,751
Omnicell, Inc.*	1,650	80,025
Quality Systems, Inc.*	2,508	34,059
Veeva Systems, Inc., Class A*	4,900	270,872

		1,882,875

Life Sciences Tools & Services (0.6%)
Agilent Technologies, Inc.	3,900	261,183
Bio-Techne Corp.	1,700	220,235
Bruker Corp.	6,200	212,784
Charles River Laboratories International, Inc. (x)*	2,200	240,790
Illumina, Inc.*	6,672	1,457,765
INC Research Holdings, Inc., Class A*	2,800	122,080
IQVIA Holdings, Inc.*	3,655	357,825
Luminex Corp.	3,300	65,010
Mettler-Toledo International, Inc.*	1,320	817,766
PerkinElmer, Inc.	3,000	219,360
PRA Health Sciences, Inc.*	2,100	191,247
QIAGEN NV*	4,700	145,371
Thermo Fisher Scientific, Inc.	8,200	1,557,016
Waters Corp.*	3,290	635,595

		6,504,027

Pharmaceuticals (2.0%)
Akorn, Inc.*	5,500	177,265
Allergan plc	33,399	5,463,409
Bristol-Myers Squibb Co.	35,764	2,191,618
Catalent, Inc.*	5,400	221,832
Depomed, Inc.*	2,706	21,783
Eli Lilly & Co.	72,390	6,114,060
Innoviva, Inc.*	3,432	48,700
Jazz Pharmaceuticals plc*	16,006	2,155,208
Johnson & Johnson	18,157	2,536,896
Mallinckrodt plc*	3,209	72,395
Medicines Co. (The) (x)*	2,772	75,786
Merck & Co., Inc.	27,900	1,569,933
Nektar Therapeutics*	8,600	513,592
Sucampo Pharmaceuticals, Inc., Class A*	462	8,293
Valeant Pharmaceuticals International, Inc.*	19,922	413,979
Zoetis, Inc.	20,947	1,509,022

		23,093,771

Total Health Care		206,450,495

Industrials (9.8%)
Aerospace & Defense (2.5%)
Axon Enterprise, Inc. (x)*	3,366	89,199
Boeing Co. (The)	57,546	16,970,890
BWX Technologies, Inc.	4,300	260,107
General Dynamics Corp.	4,700	956,215
HEICO Corp. (x)	991	93,501
HEICO Corp., Class A	2,125	167,981
Huntington Ingalls Industries, Inc.	2,244	528,911
L3 Technologies, Inc.	18,606	3,681,197
Lockheed Martin Corp.	9,930	3,188,027
Moog, Inc., Class A*	500	43,425
Northrop Grumman Corp.	7,000	2,148,370
Raytheon Co.	5,200	976,820
Rockwell Collins, Inc.	6,947	942,152
TransDigm Group, Inc.	2,291	629,154

		30,675,949

Air Freight & Logistics (0.6%)
CH Robinson Worldwide, Inc.	7,729	688,577
Expeditors International of Washington, Inc.	5,854	378,695
FedEx Corp.	10,700	2,670,078
United Parcel Service, Inc., Class B	29,839	3,555,317
XPO Logistics, Inc.*	3,600	329,724

		7,622,391

Airlines (0.6%)
Alaska Air Group, Inc.	16,055	1,180,203
American Airlines Group, Inc.	50,061	2,604,674
Copa Holdings SA, Class A	1,400	187,684
Southwest Airlines Co.	26,000	1,701,700
United Continental Holdings, Inc.*	23,630	1,592,662

		7,266,923

Building Products (0.5%)
AAON, Inc.	2,449	89,878
Allegion plc	4,745	377,512
AO Smith Corp.	7,000	428,960
Fortune Brands Home & Security, Inc.	7,000	479,081
JELD-WEN Holding, Inc.*	4,700	185,039
Johnson Controls International plc	80,303	3,060,348
Lennox International, Inc.	2,244	467,335
Masco Corp.	9,912	435,533

		5,523,686

Commercial Services & Supplies (0.4%)
Cintas Corp.	4,472	696,872
Clean Harbors, Inc.*	2,244	121,625
Copart, Inc.*	9,030	390,006
Deluxe Corp.	2,310	177,500
Interface, Inc.	2,838	71,376
KAR Auction Services, Inc.	6,300	318,213
Knoll, Inc.	3,960	91,238
MSA Safety, Inc.	1,495	115,892
Multi-Color Corp.	128	9,581
Rollins, Inc.	4,700	218,691

See Notes to Financial Statements.

1324

EQ ADVISORS TRUST

MULTIMANAGER AGGRESSIVE EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

	Number of Shares	Value (Note 1)
US Ecology, Inc.	858	$43,758
Waste Connections, Inc.	20,250	1,436,535
Waste Management, Inc.	16,800	1,449,840

		5,141,127

Construction & Engineering (0.2%)
Dycom Industries, Inc.*	1,700	189,431
EMCOR Group, Inc.	2,200	179,850
Fluor Corp.	39,712	2,051,125
MasTec, Inc.*	3,800	186,010

		2,606,416

Electrical Equipment (0.5%)
Acuity Brands, Inc.	1,716	302,016
AMETEK, Inc.	45,810	3,319,850
AZZ, Inc.	1,517	77,519
Emerson Electric Co.	4,794	334,094
EnerSys	2,200	153,186
Generac Holdings, Inc.*	2,700	133,704
Hubbell, Inc.	1,600	216,544
Rockwell Automation, Inc.	5,634	1,106,236
Sensata Technologies Holding NV(x)*	3,900	199,329

		5,842,478

Industrial Conglomerates (1.0%)
3M Co.	25,290	5,952,508
General Electric Co.	66,700	1,163,915
Honeywell International, Inc.	19,626	3,009,843
Roper Technologies, Inc.	4,233	1,096,347

		11,222,613

Machinery (2.0%)
Allison Transmission Holdings, Inc.	5,900	254,113
Barnes Group, Inc.	2,900	183,483
Caterpillar, Inc.	22,700	3,577,066
Cummins, Inc.	2,300	406,272
Deere & Co.	14,037	2,196,931
Donaldson Co., Inc.	5,111	250,183
Dover Corp.	2,100	212,079
Fortive Corp.	22,621	1,636,629
Graco, Inc.	9,126	412,678
Hillenbrand, Inc.	149	6,660
IDEX Corp.	3,696	487,761
Illinois Tool Works, Inc.	28,789	4,803,444
Ingersoll-Rand plc	38,440	3,428,464
John Bean Technologies Corp.	1,800	199,440
Lincoln Electric Holdings, Inc.	2,600	238,108
Middleby Corp. (The)*	2,574	347,361
Navistar International Corp.*	4,800	205,824
Nordson Corp.	3,247	475,361
Omega Flex, Inc.	98	6,998
Parker-Hannifin Corp.	5,000	997,900
Pentair plc	12,916	912,128
Snap-on, Inc.	1,100	191,730
Stanley Black & Decker, Inc.	1,200	203,628
Toro Co. (The)	5,544	361,635
WABCO Holdings, Inc.*	3,036	435,666
Wabtec Corp. (x)	1,888	153,740
Woodward, Inc.	2,368	181,247
Xylem, Inc.	4,300	293,260

		23,059,789

Professional Services (0.3%)
Dun & Bradstreet Corp. (The)	1,200	142,092
Equifax, Inc.	5,516	650,447
Exponent, Inc.	1,176	83,614
Forrester Research, Inc.	858	37,924
IHS Markit Ltd.*	9,800	442,470
Robert Half International, Inc.	5,619	312,079
TransUnion*	6,600	362,736
Verisk Analytics, Inc.*	8,168	784,127
WageWorks, Inc.*	2,500	155,000

		2,970,489

Road & Rail (0.9%)
Avis Budget Group, Inc.*	4,374	191,931
CSX Corp.	34,800	1,914,348
JB Hunt Transport Services, Inc.	5,097	586,053
Knight-Swift Transportation Holdings, Inc.	4,607	201,418
Landstar System, Inc.	1,800	187,380
Old Dominion Freight Line, Inc.	1,900	249,945
Union Pacific Corp.	51,944	6,965,691

		10,296,766

Trading Companies & Distributors (0.3%)
Air Lease Corp.	4,500	216,405
Beacon Roofing Supply, Inc.*	3,400	216,784
Fastenal Co.	15,052	823,194
HD Supply Holdings, Inc.*	7,900	316,237
Kaman Corp.	185	10,885
MSC Industrial Direct Co., Inc., Class A	2,000	193,320
NOW, Inc. (x)*	7,418	81,821
United Rentals, Inc.*	4,356	748,840
Univar, Inc.*	5,600	173,376
Watsco, Inc.	1,200	204,048
WW Grainger, Inc.	2,407	568,654

		3,553,564

Total Industrials		115,782,191

Information Technology (38.2%)
Communications Equipment (1.2%)
Arista Networks, Inc.*	46,300	10,907,354
ARRIS International plc*	22,652	581,930
Ciena Corp.*	6,500	136,045
CommScope Holding Co., Inc.*	5,200	196,716
F5 Networks, Inc.*	3,088	405,207
Finisar Corp. (x)*	6,100	124,135
Harris Corp.	1,500	212,475
InterDigital, Inc.	2,046	155,803
Lumentum Holdings, Inc. (x)*	2,700	132,030
Motorola Solutions, Inc.	2,000	180,680
Palo Alto Networks, Inc.*	3,900	565,266
ViaSat, Inc. (x)*	1,558	116,616

		13,714,257

Electronic Equipment, Instruments & Components (0.9%)
Amphenol Corp., Class A	12,894	1,132,093
Badger Meter, Inc.	2,376	113,573
CDW Corp.	6,100	423,889
Cognex Corp.	7,604	465,061
Coherent, Inc.*	1,100	310,442
Corning, Inc.	5,500	175,945

See Notes to Financial Statements.

1325

EQ ADVISORS TRUST

MULTIMANAGER AGGRESSIVE EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

	Number of Shares	Value (Note 1)
Dolby Laboratories, Inc., Class A	14,546	$901,852
Fitbit, Inc., Class A*	2,267	12,945
IPG Photonics Corp.*	1,300	278,369
Littelfuse, Inc.	1,100	217,602
National Instruments Corp.	4,200	174,846
SYNNEX Corp.	1,400	190,330
TE Connectivity Ltd.	47,601	4,523,998
Tech Data Corp.*	1,700	166,549
Trimble, Inc.*	9,100	369,824
Universal Display Corp.	1,518	262,083
VeriFone Systems, Inc.*	5,500	97,405
Zebra Technologies Corp., Class A*	2,500	259,500

		10,076,306

Internet Software & Services (8.6%)
Alibaba Group Holding Ltd. (ADR)*	21,500	3,707,245
Alphabet, Inc., Class A*	23,076	24,308,258
Alphabet, Inc., Class C*	20,669	21,628,042
Cimpress NV (x)*	1,600	191,808
CommerceHub, Inc.*	498	10,951
Cornerstone OnDemand, Inc.*	2,640	93,271
CoStar Group, Inc.*	1,642	487,592
Facebook, Inc., Class A*	175,759	31,014,433
GoDaddy, Inc., Class A*	3,900	196,092
GrubHub, Inc. (x)*	100,000	7,180,000
IAC/InterActiveCorp*	2,500	305,700
j2 Global, Inc.	2,200	165,066
LivePerson, Inc.*	630	7,245
LogMeIn, Inc.	7,875	901,688
Match Group, Inc. (x)*	6,800	212,908
MuleSoft, Inc., Class A (x)*	6,100	141,886
NIC, Inc.	992	16,467
Nutanix, Inc., Class A (x)*	83,800	2,956,464
Shopify, Inc., Class A (x)*	5,144	519,544
Stamps.com, Inc. (x)*	726	136,488
Tencent Holdings Ltd. (ADR)	36,800	1,910,656
Twitter, Inc.*	164,754	3,955,744
VeriSign, Inc. (x)*	4,732	541,530
XO Group, Inc.*	1,518	28,022
Yelp, Inc.*	3,800	159,448
Zillow Group, Inc., Class C (x)*	4,400	180,048

		100,956,596

IT Services (6.8%)
Accenture plc, Class A	27,144	4,155,475
Alliance Data Systems Corp.	2,165	548,784
Automatic Data Processing, Inc.	19,387	2,271,963
Black Knight, Inc.*	3,700	163,355
Booz Allen Hamilton Holding Corp.	5,200	198,276
Broadridge Financial Solutions, Inc.	5,559	503,534
Cardtronics plc, Class A*	660	12,223
Cass Information Systems, Inc.	438	25,496
Cognizant Technology Solutions Corp., Class A	47,214	3,353,138
CoreLogic, Inc.*	3,900	180,219
CSRA, Inc.	7,500	224,400
DXC Technology Co.	12,500	1,186,250
EPAM Systems, Inc.*	2,300	247,089
Euronet Worldwide, Inc.*	2,400	202,248
ExlService Holdings, Inc.*	792	47,797
Fidelity National Information Services, Inc.	8,506	800,330
First Data Corp., Class A*	16,300	272,373
Fiserv, Inc.*	9,600	1,258,848
FleetCor Technologies, Inc.*	4,106	790,118
Gartner, Inc.*	3,711	457,010
Genpact Ltd.	6,534	207,389
Global Payments, Inc.	21,196	2,124,687
Hackett Group, Inc. (The)	2,178	34,216
International Business Machines Corp.	25,549	3,919,728
Jack Henry & Associates, Inc.	3,828	447,723
Mastercard, Inc., Class A	59,080	8,942,349
MAXIMUS, Inc.	3,000	214,740
Paychex, Inc.	13,973	951,282
PayPal Holdings, Inc.*	240,515	17,706,714
Sabre Corp.	9,500	194,750
Science Applications International Corp.	1,800	137,826
Square, Inc., Class A*	204,400	7,086,548
Switch, Inc., Class A (x)	1,133	20,609
Syntel, Inc.*	2,496	57,383
Total System Services, Inc.	8,002	632,878
Vantiv, Inc., Class A*	6,500	478,075
Visa, Inc., Class A	171,726	19,580,198
Western Union Co. (The)	23,287	442,686
WEX, Inc.*	1,300	183,599

		80,262,306

Semiconductors & Semiconductor Equipment (4.6%)
Advanced Energy Industries, Inc.*	2,400	161,952
Advanced Micro Devices, Inc. (x)*	36,300	373,164
Analog Devices, Inc.	15,891	1,414,776
Applied Materials, Inc.	91,540	4,679,525
ASML Holding NV (NYRS) (x)	3,600	625,752
Broadcom Ltd.	55,091	14,152,877
Cabot Microelectronics Corp.	140	13,171
Cavium, Inc.*	2,400	201,192
Cirrus Logic, Inc.*	3,800	197,068
Cree, Inc.*	64,740	2,404,444
Entegris, Inc.	7,000	213,150
Integrated Device Technology, Inc.*	7,100	211,083
Intel Corp.	43,617	2,013,361
KLA-Tencor Corp.	7,500	788,025
Lam Research Corp.	7,100	1,306,897
MACOM Technology Solutions Holdings, Inc. (x)*	2,900	94,366
Maxim Integrated Products, Inc.	12,960	677,549
Microchip Technology, Inc. (x)	10,248	900,594
Micron Technology, Inc.*	81,510	3,351,691
Microsemi Corp.*	4,900	253,085
MKS Instruments, Inc.	2,400	226,800
Monolithic Power Systems, Inc.	1,700	191,012
NVE Corp.	164	14,104
NVIDIA Corp.	55,900	10,816,650
NXP Semiconductors NV*	8,300	971,847

See Notes to Financial Statements.

1326

EQ ADVISORS TRUST

MULTIMANAGER AGGRESSIVE EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

	Number of Shares	Value (Note 1)
ON Semiconductor Corp.*	17,300	$362,262
Power Integrations, Inc.	1,848	135,920
Qorvo, Inc.*	2,650	176,490
Rambus, Inc.*	5,940	84,467
Semtech Corp.*	3,234	110,603
Silicon Laboratories, Inc.*	2,000	176,600
Skyworks Solutions, Inc.	7,795	740,135
Teradyne, Inc.	8,200	343,334
Texas Instruments, Inc.	43,781	4,572,488
Versum Materials, Inc.	4,100	155,185
Xilinx, Inc.	24,976	1,683,882

		54,795,501

Software (11.2%)
8x8, Inc.*	6,300	88,830
ACI Worldwide, Inc.*	2,300	52,141
Activision Blizzard, Inc.	32,600	2,064,232
Adobe Systems, Inc.*	37,570	6,583,767
American Software, Inc., Class A	192	2,233
ANSYS, Inc.*	3,800	560,842
Aspen Technology, Inc.*	3,800	251,560
Atlassian Corp. plc, Class A*	92,200	4,196,944
Autodesk, Inc.*	49,458	5,184,682
Blackbaud, Inc.	1,300	122,837
Cadence Design Systems, Inc.*	12,605	527,141
CDK Global, Inc.	5,395	384,556
Citrix Systems, Inc.*	37,052	3,260,576
Dell Technologies, Inc., Class V*	9,000	731,520
Electronic Arts, Inc.*	20,495	2,153,205
Ellie Mae, Inc. (x)*	1,500	134,100
Fair Isaac Corp.	1,400	214,480
Fortinet, Inc.*	5,610	245,101
Intuit, Inc.	24,851	3,920,991
Manhattan Associates, Inc.*	3,500	173,390
Microsoft Corp.#	469,819	40,188,316
Nuance Communications, Inc.*	63,492	1,038,094
Oracle Corp.	13,284	628,068
Paycom Software, Inc. (x)*	82,300	6,611,159
Pegasystems, Inc.	2,508	118,252
Proofpoint, Inc.*	76,300	6,776,203
PTC, Inc.*	5,000	303,850
RealPage, Inc.*	4,500	199,350
Red Hat, Inc.*	24,309	2,919,511
salesforce.com, Inc.*	87,697	8,965,264
ServiceNow, Inc.*	102,190	13,324,554
Splunk, Inc.*	99,434	8,237,113
SS&C Technologies Holdings, Inc.	7,128	288,541
Symantec Corp.	27,200	763,232
Synopsys, Inc.*	2,200	187,528
Tableau Software, Inc., Class A*	1,800	124,560
Take-Two Interactive Software, Inc.*	66,900	7,344,282
Tyler Technologies, Inc.*	2,046	362,244
Ultimate Software Group, Inc. (The)*	1,254	273,660
VASCO Data Security International, Inc.*	1,452	20,183
VMware, Inc., Class A (x)*	17,247	2,161,394
Workday, Inc., Class A*	13,148	1,337,678
Zendesk, Inc.*	5,500	186,120
Zix Corp.*	6,336	27,752

		133,240,036

Technology Hardware, Storage & Peripherals (4.9%)
3D Systems Corp. (x)*	4,422	38,206
Apple, Inc.	292,176	49,444,946
Electronics For Imaging, Inc.*	3,500	103,355
NCR Corp.*	5,700	193,743
NetApp, Inc.	10,200	564,264
Seagate Technology plc	103,616	4,335,293
Western Digital Corp.	40,511	3,221,840

		57,901,647

Total Information Technology		450,946,649

Materials (2.6%)
Chemicals (1.8%)
Albemarle Corp.	1,600	204,624
Axalta Coating Systems Ltd.*	7,500	242,700
Balchem Corp.	85	6,851
Celanese Corp.	23,973	2,567,029
Chemours Co. (The)	6,598	330,296
DowDuPont, Inc.	87,332	6,219,785
Ecolab, Inc.	11,840	1,588,691
FMC Corp.	6,621	626,744
HB Fuller Co.	400	21,548
Huntsman Corp.	6,600	219,714
International Flavors & Fragrances, Inc.	4,224	644,625
LyondellBasell Industries NV, Class A	7,051	777,866
Monsanto Co.	19,317	2,255,839
NewMarket Corp.	462	183,594
PolyOne Corp.	4,686	203,841
PPG Industries, Inc.	11,384	1,329,879
Praxair, Inc.	11,193	1,731,333
RPM International, Inc.	5,478	287,157
Sherwin-Williams Co. (The)	3,706	1,519,608
Westlake Chemical Corp.	2,600	276,978
WR Grace & Co.	3,000	210,390

		21,449,092

Construction Materials (0.1%)
Eagle Materials, Inc.	2,161	244,841
Martin Marietta Materials, Inc.	2,606	576,030
Vulcan Materials Co.	5,700	731,710

		1,552,581

Containers & Packaging (0.3%)
AptarGroup, Inc.	2,000	172,560
Avery Dennison Corp.	3,900	447,954
Ball Corp.	8,438	319,378
Berry Global Group, Inc.*	5,500	322,685
Crown Holdings, Inc.*	6,200	348,750
Graphic Packaging Holding Co.	15,179	234,516
International Paper Co.	16,500	956,009
Packaging Corp. of America	4,356	525,116
Sealed Air Corp.	4,345	214,209

		3,541,177

See Notes to Financial Statements.

1327

EQ ADVISORS TRUST

MULTIMANAGER AGGRESSIVE EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

	Number of Shares	Value (Note 1)
Metals & Mining (0.4%)
Freeport-McMoRan, Inc.*	143,853	$2,727,453
Nucor Corp.	20,086	1,277,068
Royal Gold, Inc.	2,200	180,664
Southern Copper Corp. (x)	100	4,745
Steel Dynamics, Inc.	6,000	258,780

		4,448,710

Paper & Forest Products (0.0%)
Louisiana-Pacific Corp.*	6,800	178,568

Total Materials		31,170,128

Real Estate (1.9%)
Equity Real Estate Investment Trusts (REITs) (1.9%)
Alexandria Real Estate Equities, Inc. (REIT)	6,860	895,847
American Tower Corp. (REIT)	37,897	5,406,765
CoreSite Realty Corp. (REIT)	1,500	170,850
Crown Castle International Corp. (REIT)	33,532	3,722,387
CubeSmart (REIT)	6,000	173,520
CyrusOne, Inc. (REIT)	2,900	172,637
Digital Realty Trust, Inc. (REIT)	6,550	746,045
Douglas Emmett, Inc. (REIT)	5,200	213,512
Equinix, Inc. (REIT)	7,116	3,225,114
Equity LifeStyle Properties, Inc. (REIT)	3,808	338,988
Extra Space Storage, Inc. (REIT)	5,700	498,465
Federal Realty Investment Trust (REIT)	1,380	183,278
First Industrial Realty Trust, Inc. (REIT)	5,600	176,232
Gaming and Leisure Properties, Inc. (REIT)	8,557	316,609
Gramercy Property Trust (REIT)	5,600	149,296
Iron Mountain, Inc. (REIT)	11,922	449,817
Lamar Advertising Co. (REIT), Class A	3,498	259,692
National Health Investors, Inc. (REIT)	1,900	143,222
Outfront Media, Inc. (REIT)	6,400	148,480
Public Storage (REIT)	6,819	1,425,171
SBA Communications Corp. (REIT)*	5,266	860,254
Simon Property Group, Inc. (REIT)	12,862	2,208,920
Taubman Centers, Inc. (REIT)	2,886	188,831

		22,073,932

Real Estate Management & Development (0.0%)
CBRE Group, Inc., Class A*	5,669	245,524

Total Real Estate		22,319,456

Telecommunication Services (0.9%)
Diversified Telecommunication Services (0.7%)
AT&T, Inc.	19,699	765,897
Cogent Communications Holdings, Inc. (x)	3,800	172,140
Globalstar, Inc. (x)*	76,000	99,560
Straight Path Communications, Inc., Class B*	900	163,611
Verizon Communications, Inc.	128,323	6,792,137
Zayo Group Holdings, Inc.*	5,800	213,440

		8,206,785

Wireless Telecommunication Services (0.2%)
T-Mobile US, Inc.*	29,400	1,867,194

Total Telecommunication Services		10,073,979

Utilities (0.2%)
Gas Utilities (0.0%)
Southwest Gas Holdings, Inc.	1,800	144,864

Independent Power and Renewable Electricity Producers (0.0%)
NRG Energy, Inc.	9,800	279,104

Multi-Utilities (0.1%)
Sempra Energy	7,500	801,900

Water Utilities (0.1%)
American Water Works Co., Inc.	8,400	768,516

Total Utilities		1,994,384

Total Common Stocks (98.4%) (Cost $601,876,971)		1,161,892,610

	Number of Rights	Value (Note 1)
RIGHTS:
Health Care (0.0%)
Biotechnology (0.0%)
Dyax Corp., CVR(r)*	6,270	5,220

Health Care Equipment & Supplies (0.0%)
Wright Medical Group NV, CVR, expiring 3/1/19*	22,047	33,291

Total Rights (0.0%) (Cost $—)		38,511

	Number of Shares	Value (Note 1)
SHORT-TERM INVESTMENTS:
Investment Company (0.2%)
JPMorgan Prime Money Market Fund, IM Shares	2,544,988	2,545,242

	Principal Amount	Value (Note 1)
Repurchase Agreements (3.8%)
Bank of Nova Scotia (The), 1.39%, dated 12/29/17, due 1/2/18, repurchase price $3,000,463, collateralized by various U.S. Government Treasury Securities, ranging from 0.000%-3.750%, maturing 1/11/18-2/15/47; total market value $3,062,517. (xx)	$3,000,000	3,000,000

See Notes to Financial Statements.

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PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

	Principal Amount	Value (Note 1)
Bank of Nova Scotia (The), 1.39%, dated 12/29/17, due 1/2/18, repurchase price $300,046, collateralized by various U.S. Government Treasury Securities, ranging from 0.000%-3.750%, maturing 1/11/18-2/15/47; total market value $306,252. (xx)	$300,000	$300,000
Citigroup Global Markets Ltd., 1.40%, dated 12/29/17, due 1/2/18, repurchase price $2,800,436, collateralized by various Foreign Government Agency Securities, ranging from 1.625%-2.500%, maturing 3/16/21-7/29/25, U.S. Government Treasury Securities, ranging from 0.875%-7.250%, maturing from 8/15/20-2/15/47; total market value $2,856,000. (xx)	2,800,000	2,800,000
Citigroup Global Markets, Inc., 1.60%, dated 12/29/17, due 1/2/18, repurchase price $4,000,711, collateralized by various Common Stocks; total market value $4,400,002. (xx)	4,000,000	4,000,000
Deutsche Bank AG, 1.81%, dated 12/29/17, due 1/2/18, repurchase price $3,400,684, collateralized by various Common Stocks, U.S. Government Treasury Securities, ranging from 1.875%-2.250%, maturing 4/30/22-8/15/46; total market value $3,781,552. (xx)	3,400,000	3,400,000
Deutsche Bank AG, 1.81%, dated 12/29/17, due 1/2/18, repurchase price $5,001,006, collateralized by various Common Stocks, U.S. Government Treasury Securities, ranging from 1.875%-2.250%, maturing 4/30/22-8/15/46; total market value $5,561,106. (xx)	5,000,000	5,000,000
Deutsche Bank AG, 1.81%, dated 12/29/17, due 1/2/18, repurchase price $800,161, collateralized by various Common Stocks, U.S. Government Treasury Securities, ranging from 1.875%-2.250%, maturing 4/30/22-8/15/46; total market value $889,777. (xx)	800,000	800,000
Deutsche Bank AG, 1.81%, dated 12/29/17, due 1/2/18, repurchase price $2,300,463, collateralized by various Common Stocks, U.S. Government Treasury Securities, ranging from 1.875%-2.250%, maturing 4/30/22-8/15/46; total market value $2,558,109. (xx)	2,300,000	2,300,000
Deutsche Bank AG, 1.55%, dated 12/29/17, due 1/2/18, repurchase price $3,100,534, collateralized by various Corporate Bonds, ranging from 1.750%-1.875%, maturing 9/5/19-4/14/22, Foreign Government Agency Securities, ranging from 1.875%-2.000%, maturing 3/15/19-5/2/25; total market value $3,162,002. (xx)	$3,100,000	$3,100,000
NBC Global Finance Ltd., 1.59%, dated 12/29/17, due 1/2/18, repurchase price $3,800,671, collateralized by various Common Stocks; total market value $4,227,221. (xx)	3,800,000	3,800,000
NBC Global Finance Ltd., 1.59%, dated 12/29/17, due 1/2/18, repurchase price $3,300,583, collateralized by various Common Stocks; total market value $3,671,008. (xx)	3,300,000	3,300,000
NBC Global Finance Ltd., 1.59%, dated 12/29/17, due 1/2/18, repurchase price $3,700,654, collateralized by various Common Stocks; total market value $4,115,979. (xx)	3,700,000	3,700,000
Nomura Securities Co. Ltd., 1.40%, dated 12/29/17, due 1/2/18, repurchase price $1,000,156, collateralized by various U.S. Government Treasury Securities, ranging from 0.000%-7.125%, maturing 1/4/18-8/15/47; total market value $1,020,000. (xx)	1,000,000	1,000,000
Nomura Securities Co. Ltd., 1.40%, dated 12/29/17, due 1/2/18, repurchase price $2,000,311, collateralized by various U.S. Government Treasury Securities, ranging from 0.000%-2.000%, maturing 1/4/18-2/15/42; total market value $2,040,001. (xx)	2,000,000	2,000,000
RBS Securities, Inc., 1.37%, dated 12/29/17, due 1/2/18, repurchase price $877,028, collateralized by various U.S. Government Treasury Securities, ranging from 1.750%-1.875%, maturing 2/28/22-9/30/22; total market value $894,438. (xx)	876,895	876,895

See Notes to Financial Statements.

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PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

	Principal Amount	Value (Note 1)
Societe Generale SA, 1.32%, dated 12/29/17, due 1/5/18, repurchase price $5,001,283, collateralized by various U.S. Government Treasury Securities, ranging from 0.000%-3.000%, maturing 11/15/21-11/15/46; total market value $5,100,001. (xx)	$5,000,000	$5,000,000

Total Repurchase Agreements		44,376,895

Total Short-Term Investments (4.0%) (Cost $46,922,385)		46,922,137

Total Investments in Securities (102.4%) (Cost $648,799,356)		1,208,853,258
Other Assets Less Liabilities (-2.4%)		(28,161,144)

Net Assets (100%)		$1,180,692,114

*	Non-income producing.
#	All, or a portion of security held by broker as collateral for financial futures contracts, with a total collateral value of $2,224,040.
(r)	Value determined using significant unobservable inputs.
(x)	All or a portion of security is on loan at December 31, 2017.
(xx)	At December 31, 2017, the Portfolio had loaned securities with a total value of $45,411,299. This was secured by cash collateral of $44,376,895 which was subsequently invested in joint repurchase agreements with a total value of $44,376,895, as detailed in the Notes to the Financial Statements, for which the Portfolio has a proportionate interest as reported in the Portfolio of Investments as Repurchase Agreements, and $2,416,659 collateralized by various U.S. Government Treasury Securities, ranging from 0.000% - 8.000%, maturing 1/4/18 - 11/15/46.

Glossary:

ADR	— American Depositary Receipt
CVR	— Contingent Value Right
NYRS	— New York Registry Shares
USD	— United States Dollar

Futures contracts outstanding as of December 31, 2017 (Note 1):

Description	Number of Contracts	Expiration Date	Trading Currency	Notional Amount ($)	Value and Unrealized Appreciation (Depreciation) ($)
Long Contracts
NASDAQ 100 E-Mini Index	15	3/2018	USD	1,922,625	18,669
S&P 500 E-Mini Index	19	3/2018	USD	2,542,200	25,930
S&P Midcap 400 E-Mini Index	6	3/2018	USD	1,141,440	6,242

					50,841

See Notes to Financial Statements.

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PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2017:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Common Stocks
Consumer Discretionary	$198,814,308	$—	$—	$198,814,308
Consumer Staples	48,433,676	—	—	48,433,676
Energy	22,616,509	—	—	22,616,509
Financials	53,290,835	—	—	53,290,835
Health Care	206,450,495	—	—	206,450,495
Industrials	115,782,191	—	—	115,782,191
Information Technology	450,946,649	—	—	450,946,649
Materials	31,170,128	—	—	31,170,128
Real Estate	22,319,456	—	—	22,319,456
Telecommunication Services	10,073,979	—	—	10,073,979
Utilities	1,994,384	—	—	1,994,384
Futures	50,841	—	—	50,841
Rights
Health Care	33,291	—	5,220	38,511
Short-Term Investments
Investment Company	2,545,242	—	—	2,545,242
Repurchase Agreements	—	44,376,895	—	44,376,895

Total Assets	$1,164,521,984	$44,376,895	$5,220	$1,208,904,099

Total Liabilities	$—	$—	$—	$—

Total	$1,164,521,984	$44,376,895	$5,220	$1,208,904,099

There were no transfers between Levels 1, 2 or 3 during the year ended December 31, 2017.

Fair Values of Derivative Instruments as of December 31, 2017:

	Statement of Assets and Liabilities
Derivatives Not Accounted for as Hedging Instrument^	Asset Derivatives	Fair Value
Equity contracts	Receivables, Net assets – Unrealized appreciation	$50,841	*

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Portfolio of Investments. Only variation margin is reported within the Statement of Assets & Liabilities.

See Notes to Financial Statements.

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PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2017:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instrument^	Futures
Equity contracts	$872,139

Amount of Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instrument^	Futures
Equity contracts	$27,194

^ This Portfolio held futures contracts as a substitute for investing in conventional securities, hedging and in an attempt to enhance returns.

The Portfolio held futures contracts with an average notional balance of approximately $4,823,000 during the year ended December 31, 2017.

Investment security transactions for the year ended December 31, 2017 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$502,429,035
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$604,667,153

As of December 31, 2017, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments in securities and derivative instruments, if applicable, for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$567,954,482
Aggregate gross unrealized depreciation	(11,637,244)

Net unrealized appreciation	$556,317,238

Federal income tax cost of investments in securities and derivative instruments, if applicable	$652,586,861

For the year ended December 31, 2017, the Portfolio incurred approximately $2,503 as brokerage commissions with Sanford C. Bernstein

& Co., LLC, an affiliated broker/dealer.

See Notes to Financial Statements.

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STATEMENT OF ASSETS AND LIABILITIES

December 31, 2017

ASSETS
Investments in Securities, at value (x):
Unaffiliated Issuers (Cost $604,422,461)	$1,164,476,363
Repurchase Agreements (Cost $44,376,895)	44,376,895
Cash	15,106,925
Receivable for securities sold	2,549,553
Dividends, interest and other receivables	602,141
Receivable from Separate Accounts for Portfolio shares sold	86,029
Securities lending income receivable	16,646
Other assets	4,621

Total assets	1,227,219,173

LIABILITIES
Payable for return of collateral on securities loaned	44,376,895
Payable for securities purchased	796,798
Investment management fees payable	577,455
Distribution fees payable – Class IA	230,629
Payable to Separate Accounts for Portfolio shares redeemed	214,216
Administrative fees payable	121,670
Due to broker for futures variation margin	27,424
Trustees’ fees payable	21,920
Distribution fees payable – Class IB	18,856
Accrued expenses	141,196

Total liabilities	46,527,059

NET ASSETS	$1,180,692,114

Net assets were comprised of:
Paid in capital	$646,127,255
Accumulated undistributed net investment income (loss)	498,009
Accumulated undistributed net realized gain (loss)	(26,037,893)
Net unrealized appreciation (depreciation)	560,104,743

Net assets	$1,180,692,114

Class IA
Net asset value, offering and redemption price per share, $1,085,470,249 / 17,662,573 shares outstanding (unlimited amount authorized: $0.01 par value)	$61.46

Class IB
Net asset value, offering and redemption price per share, $88,662,318 / 1,469,362 shares outstanding (unlimited amount authorized: $0.01 par value)	$60.34

Class K
Net asset value, offering and redemption price per share, $6,559,547 / 107,019 shares outstanding (unlimited amount authorized: $0.01 par value)	$61.29

(x)	Includes value of securities on loan of $45,411,299.

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2017

INVESTMENT INCOME
Dividends (net of $11,728 foreign withholding tax)	$12,271,670
Interest	59,354
Securities lending (net)	276,769

Total income	12,607,793

EXPENSES
Investment management fees	6,356,784
Distribution fees – Class IA	2,527,466
Administrative fees	1,353,392
Distribution fees – Class IB	204,660
Custodian fees	187,500
Printing and mailing expenses	99,883
Professional fees	79,503
Trustees’ fees	25,872
Miscellaneous	18,714

Total expenses	10,853,774

NET INVESTMENT INCOME (LOSS)	1,754,019

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Investments in securities	86,665,872
Futures contracts	872,139

Net realized gain (loss)	87,538,011

Change in unrealized appreciation (depreciation) on:
Investments in securities	199,449,256
Futures contracts	27,194

Net change in unrealized appreciation (depreciation)	199,476,450

NET REALIZED AND UNREALIZED GAIN (LOSS)	287,014,461

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$288,768,480

See Notes to Financial Statements.

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STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2017	2016
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$1,754,019	$5,191,791
Net realized gain (loss)	87,538,011	41,787,153
Net change in unrealized appreciation (depreciation)	199,476,450	(14,989,125)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	288,768,480	31,989,819

DIVIDENDS:
Dividends from net investment income
Class IA	(1,563,990)	(4,873,305)
Class IB	(130,148)	(396,849)
Class K	(23,698)	(36,743)

TOTAL DIVIDENDS	(1,717,836)	(5,306,897)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 200,473 and 223,199 shares, respectively ]	11,026,413	10,126,437
Capital shares issued in reinvestment of dividends [ 25,643 and 102,011 shares, respectively ]	1,563,990	4,873,305
Capital shares repurchased [ (1,939,446) and (2,253,378) shares, respectively ]	(106,079,849)	(102,348,725)

Total Class IA transactions	(93,489,446)	(87,348,983)

Class IB
Capital shares sold [ 133,530 and 163,923 shares, respectively ]	7,283,824	7,249,075
Capital shares issued in reinvestment of dividends [ 2,173 and 8,460 shares, respectively ]	130,148	396,849
Capital shares repurchased [ (276,713) and (379,687) shares, respectively ]	(14,821,731)	(16,882,659)

Total Class IB transactions	(7,407,759)	(9,236,735)

Class K
Capital shares sold [ 28,799 and 18,959 shares, respectively ]	1,551,334	855,539
Capital shares issued in reinvestment of dividends [ 390 and 772 shares, respectively ]	23,698	36,743
Capital shares repurchased [ (21,591) and (33,121) shares, respectively ]	(1,210,365)	(1,469,334)

Total Class K transactions	364,667	(577,052)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	(100,532,538)	(97,162,770)

TOTAL INCREASE (DECREASE) IN NET ASSETS	186,518,106	(70,479,848)
NET ASSETS:
Beginning of year	994,174,008	1,064,653,856

End of year (a)	$1,180,692,114	$994,174,008

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$498,009	$445,944

See Notes to Financial Statements.

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FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class IA	2017		2016	2015		2014	2013
Net asset value, beginning of year	$47.22		$45.89	$44.20		$39.98	$29.17

Income (loss) from investment operations:
Net investment income (loss) (e)	0.09		0.23	0.07		0.05	0.03
Net realized and unrealized gain (loss)	14.24		1.35	1.70		4.21	10.82

Total from investment operations	14.33		1.58	1.77		4.26	10.85

Less distributions:
Dividends from net investment income	(0.09)		(0.25)	(0.08)		(0.04)	(0.04)

Net asset value, end of year	$61.46		$47.22	$45.89		$44.20	$39.98

Total return	30.34	%(dd)	3.44%	4.00	%(aa)	10.66%	37.21%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$1,085,470		$914,837	$977,594		$1,029,733	$1,029,123
Ratio of expenses to average net assets:
After waivers (f)	0.99%		1.00%	0.98%		1.03%	1.03%
After waivers and fees paid indirectly (f)	0.99%		1.00%	0.98%		1.03%	1.03%
Before waivers and fees paid indirectly (f)	0.99%		1.00%	0.98%		1.03%	1.03%
Ratio of net investment income (loss) to average net assets:
After waivers (f)	0.16%		0.52%	0.16%		0.12%	0.09%
After waivers and fees paid indirectly (f)	0.16%		0.52%	0.16%		0.12%	0.09%
Before waivers and fees paid indirectly (f)	0.16%		0.52%	0.16%		0.12%	0.09%
Portfolio turnover rate^	47%		63%	65%		54%	72%

	Year Ended December 31,
Class IB	2017		2016	2015		2014	2013
Net asset value, beginning of year	$46.36		$45.06	$43.40		$39.25	$28.65

Income (loss) from investment operations:
Net investment income (loss) (e)	0.08		0.23	0.07		0.05	0.03
Net realized and unrealized gain (loss)	13.99		1.32	1.66		4.14	10.61

Total from investment operations	14.07		1.55	1.73		4.19	10.64

Less distributions:
Dividends from net investment income	(0.09)		(0.25)	(0.07)		(0.04)	(0.04)

Net asset value, end of year	$60.34		$46.36	$45.06		$43.40	$39.25

Total return	30.35	%(ee)	3.43%	4.00	%(bb)	10.68%	37.14%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$88,662		$74,656	$81,898		$84,253	$85,890
Ratio of expenses to average net assets:
After waivers (f)	0.99%		1.00%	0.98%		1.03%	1.03%
After waivers and fees paid indirectly (f)	0.99%		1.00%	0.98%		1.03%	1.03%
Before waivers and fees paid indirectly (f)	0.99%		1.00%	0.98%		1.03%	1.03%
Ratio of net investment income (loss) to average net assets:
After waivers (f)	0.16%		0.51%	0.16%		0.12%	0.10%
After waivers and fees paid indirectly (f)	0.16%		0.51%	0.16%		0.12%	0.11%
Before waivers and fees paid indirectly (f)	0.16%		0.51%	0.16%		0.12%	0.10%
Portfolio turnover rate^	47%		63%	65%		54%	72%

See Notes to Financial Statements.

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FINANCIAL HIGHLIGHTS (Continued)

	Year Ended December 31,
Class K	2017		2016	2015		2014	2013
Net asset value, beginning of year	$47.08		$45.76	$44.20		$39.98	$29.17

Income (loss) from investment operations:
Net investment income (loss) (e)	0.22		0.35	0.19		0.15	0.12
Net realized and unrealized gain (loss)	14.21		1.34	1.56		4.22	10.83

Total from investment operations	14.43		1.69	1.75		4.37	10.95

Less distributions:
Dividends from net investment income	(0.22)		(0.37)	(0.19)		(0.15)	(0.14)

Net asset value, end of year	$61.29		$47.08	$45.76		$44.20	$39.98

Total return	30.66	%(ff)	3.69%	3.97	%(cc)	10.94%	37.55%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$6,560		$4,681	$5,162		$6,902	$8,181
Ratio of expenses to average net assets:
After waivers (f)	0.74%		0.75%	0.73%		0.78%	0.78%
After waivers and fees paid indirectly (f)	0.74%		0.75%	0.73%		0.78%	0.78%
Before waivers and fees paid indirectly (f)	0.74%		0.75%	0.73%		0.78%	0.78%
Ratio of net investment income (loss) to average net assets:
After waivers (f)	0.41%		0.77%	0.41%		0.36%	0.34%
After waivers and fees paid indirectly (f)	0.41%		0.77%	0.41%		0.36%	0.34%
Before waivers and fees paid indirectly (f)	0.41%		0.77%	0.41%		0.36%	0.34%
Portfolio turnover rate^	47%		63%	65%		54%	72%
^	Portfolio turnover rate excludes derivatives, if any.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.
(aa)	Includes a gain incurred resulting from a litigation payment. Without this gain, the total return would have been 3.82%.
(bb)	Includes a gain incurred resulting from a litigation payment. Without this gain, the total return would have been 3.81%.
(cc)	Includes a gain incurred resulting from a litigation payment. Without this gain, the total return would have been 3.79%.
(dd)	Includes a litigation payment. Without this payment, the total return would have been 29.90%.
(ee)	Includes a litigation payment. Without this payment, the total return would have been 29.89%.
(ff)	Includes a litigation payment. Without this payment, the total return would have been 30.23%.

See Notes to Financial Statements.

1336

MULTIMANAGER CORE BOND PORTFOLIO (Unaudited)

INVESTMENT MANAGER

➢	AXA Equitable Funds Management Group, LLC

INVESTMENT SUB-ADVISERS

➢	BlackRock Financial Management, Inc.

➢	DoubleLine Capital LP

➢	Pacific Investment Management Company LLC (“PIMCO”)

➢	SSGA Funds Management, Inc.

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/17
	1 Year	5 Years	10 Years/ Since Incept.
Portfolio – Class IA Shares	2.95%	1.39%	3.60%
Portfolio – Class IB Shares	2.94	1.39	3.49
Portfolio – Class K Shares*	3.20	1.64	2.37
Bloomberg Barclays U.S. Aggregate Bond Index†	3.54	2.10	4.01
Bloomberg Barclays U.S. Intermediate Government/Credit Bond Index	2.14	1.50	3.32

*  Date of inception 8/26/11.

†  In 2017, the Portfolio’s benchmark index against which the Portfolio measures its performance, the Bloomberg Barclays U.S. Intermediate Government/Credit Bond Index, was replaced with the Bloomberg Barclays U.S. Aggregate Bond Index. The Investment Manager believes the Bloomberg Barclays U.S. Aggregate Bond Index serves as a better performance comparison for investors.

    Returns for periods greater than one year are annualized.

Past	performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned 2.94% for the year ended December 31, 2017. This compares to the Portfolio’s benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index, which returned 3.54% over the same period.

Portfolio Highlights

What helped performance during the year:

•	Non-agency residential mortgage-backed securities (RMBS) contributed to performance as returns were positive across the credit spectrum. Alt-A securities were the best performers within the sector.

•	Other securitized credit sectors including commercial mortgage-backed securities (CMBS) and asset-backed securities (ABS) contributed positively to performance as spreads tightened during the year.

•	Allocation to the high yield sector also aided returns.

•	Interest rate strategies, which were partially facilitated through the use of futures and options, contributed to performance over the period.

What hurt performance during the year:

•	Security selection within investment grade credit was and agency RMBS detracted from performance.

•	Longer duration positions such as inverse interest-only securities underperformed as the U.S. Treasury curve sold-off.

•	Defensive duration positioning in the eurozone detracted from performance.

•	The Portfolio held forwards as a substitute for investing in conventional securities, hedging and in an attempt to enhance returns, which detracted from performance.

Portfolio Characteristics As of December 31, 2017
Weighted Average Life (Years)	5.84
Weighted Average Coupon (%)	2.96
Weighted Average Effective Duration (Years)*	4.27
Weighted Average Rating**	AA

*  Effective duration is a measure of the price sensitivity of the Portfolio to interest rate movements, taking into account specific features of the securities in which it invests.

** Weighted Average Rating has been provided by the Investment Sub-Adviser. A credit rating is an assessment provided by a nationally recognized statistical rating organization (NRSRO) of the creditworthiness of an issuer with respect to debt obligations, including specific securities, money market instruments or other debts. Ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest); ratings are subject to change without notice.

1337

MULTIMANAGER CORE BOND PORTFOLIO (Unaudited)

Sector Weightings as of December 31, 2017	% of Net Assets
U.S. Treasury Obligations	27.5%
Mortgage-Backed Securities	21.0
Financials	14.9
Collateralized Mortgage Obligations	12.8
Asset-Backed Securities	9.7
Commercial Mortgage-Backed Securities	4.4
Foreign Government Securities	3.3
Consumer Discretionary	2.1
Information Technology	2.1
Health Care	1.8
Energy	1.6
Utilities	1.4
Industrials	1.2
Real Estate	1.1
Consumer Staples	1.1
Telecommunication Services	0.9
Municipal Bonds	0.9
Supranational	0.7
U.S. Government Agency Securities	0.7
Repurchase Agreements	0.5
Materials	0.5
Options Purchased	0.0 #
Investment Company	0.0 #
Cash and Other	(10.2)

100.0%

#	Less than 0.05%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees (in the case of Class IA and Class IB shares of the Portfolio), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2017 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/17	Ending Account Value 12/31/17	Expenses Paid During Period* 7/1/17 - 12/31/17
Class IA
Actual	$1,000.00	$1,007.53	$4.58
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.65	4.61
Class IB
Actual	1,000.00	1007.50	4.58
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.65	4.61
Class K
Actual	1,000.00	1,008.81	3.31
Hypothetical (5% average annual return before expenses)	1,000.00	1,021.91	3.33

*  Expenses are equal to the Portfolio’s Class IA, Class IB and Class K shares annualized expense ratios of 0.90%, 0.90% and 0.65%, respectively, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

1338

EQ ADVISORS TRUST

MULTIMANAGER CORE BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2017

	Principal Amount		Value (Note 1)

LONG-TERM DEBT SECURITIES:
Asset-Backed Securities (9.7%)
Air Canada Pass-Through Trust,
Series 2013-1 A 4.125%, 5/15/25§		$315,597	$330,588
Ally Master Owner Trust,
Series 2017-1 A 1.877%, 2/15/21 (l)		500,000	501,149
American Airlines Pass-Through Trust,
Series 2015-1 A 3.375%, 5/1/27		158,158	157,557
Series 2015-2 AA 3.600%, 9/22/27		92,898	94,105
AmeriCredit Automobile Receivables Trust,
Series 2017-1 A2A 1.510%, 5/18/20		329,461	328,960
Apidos CLO XVI,
Series 2013-16A A1R 2.337%, 1/19/25 (l)§		250,000	250,175
Series 2013-16A BR 3.307%, 1/19/25 (l)§		250,000	250,456
Arbor Realty Commercial Real Estate Notes Ltd.,
Series 2016-FL1A A 3.177%, 9/15/26 (l)§		100,000	100,076
Atlas Senior Loan Fund II Ltd.,
Series 2012-2A AR 2.608%, 1/30/24 (l)§		426,756	427,106
Avant Loans Funding Trust,
Series 2017-B A 2.290%, 6/15/20§		451,041	450,925
B2R Mortgage Trust,
Series 2015-1 A1 2.524%, 5/15/48§		74,727	73,940
Series 2015-2 A 3.336%, 11/15/48§		91,369	91,744
Series 2016-1 A 2.567%, 6/15/49§		569,911	556,906
Babson CLO Ltd.,
Series 2014-3A AR 2.679%, 1/15/26 (l)§		500,000	500,648
Series 2014-3A D1 4.859%, 1/15/26 (l)§		500,000	500,760
Series 2014-IIA AR 2.503%, 10/17/26 (l)§		400,000	400,382
Betony CLO Ltd.,
Series 2015-1A D 4.959%, 4/15/27 (l)§		500,000	502,545
BlueMountain CLO Ltd.,
Series 2013-1A A1R 2.763%, 1/20/29 (l)§		250,000	251,953
Series 2015-2A D 4.904%, 7/18/27 (l)§		250,000	251,782
Brookside Mill CLO Ltd.,
Series 2013-1A A1 2.503%, 4/17/25 (l)§		462,256	462,801
Canyon Capital CLO Ltd.,
Series 2006-1A D 3.188%, 12/15/20 (l)§		500,000	500,129
Series 2014-1A C 4.628%, 4/30/25 (l)§		250,000	250,000

Capital One Multi-Asset Execution Trust,
Series 2016-A1 A1 1.927%, 2/15/22 (l)		500,000	502,115
Carlyle Global Market Strategies CLO Ltd.,
Series 2014-3A A1AR 2.524%, 7/27/26 (l)§		500,000	501,586
Series 2014-5A A1R 2.499%, 10/16/25 (l)§		400,000	401,050
Cent CLO 19 Ltd.,
Series 2013-19A A1A 2.708%, 10/29/25 (l)§		250,000	250,045
Chapel BV,
Series 2007 A2 0.031%, 7/17/66 (l)(m)	EUR	286,800	342,879
Chase Issuance Trust,
Series 2017-A1 A 1.777%, 1/18/22 (l)		$500,000	501,760
CIFC Funding Ltd.,
Series 2013-3A A1AR 2.385%, 10/24/25 (l)§		400,000	400,271
Series 2014-5A A2R 2.753%, 1/17/27 (l)§		600,000	602,300
Series 2015-2A AR 2.422%, 4/15/27 (b)(l)§		600,000	600,000
Citigroup Mortgage Loan Trust, Inc.,
Series 2006-WFH3 M1 1.842%, 10/25/36 (l)		5,000,000	5,000,285
Colony American Homes,
Series 2015-1A A 2.632%, 7/17/32 (l)§		94,839	95,077
Continental Airlines Pass-Through Trust,
Series 2010-1 B 6.000%, 1/12/19		256,911	261,561
Cork Street CLO Designated Activity Co.,
Series 1A A1BE 0.760%, 11/27/28 (l)§	EUR	500,000	600,545
CVP Cascade CLO-1 Ltd.,
Series 2013-CLO1 A1R 2.509%, 1/16/26 (l)§		$400,000	400,060
Dorchester Park CLO Ltd.,
Series 2015-1A C 4.563%, 1/20/27 (l)§		250,000	251,191
Series 2015-1A D 4.913%, 1/20/27 (l)§		250,000	250,879
Doric Nimrod Air Alpha Pass-Through Trust,
Series 2013-1 A 5.250%, 5/30/23§		1,005,357	1,058,440
Dryden 34 Senior Loan Fund,
Series 2014-34A AR 2.519%, 10/15/26 (l)§		500,000	502,026
Series 2014-34A DR 4.759%, 10/15/26 (l)§		500,000	500,879
Earnest Student Loan Program LLC,
Series 2016-C A2 2.680%, 7/25/35§		756,504	742,558
Emerald Bay SA, 0.000%, 10/8/20 (b)(l)§	EUR	582,000	645,939
Emerson Park CLO Ltd.,
Series 2013-1A A1AR 2.339%, 7/15/25 (l)§		$349,862	350,103

See Notes to Financial Statements.

1339

EQ ADVISORS TRUST

MULTIMANAGER CORE BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

	Principal Amount	Value (Note 1)

Flagship Credit Auto Trust,
Series 2016-3 B 2.430%, 6/15/21§	$1,000,000	$1,000,325
Series 2017-1 A 1.930%, 12/15/21§	348,255	347,889
Flagship VII Ltd.,
Series 2013-7A A1R 2.483%, 1/20/26 (l)§	400,000	400,080
Ford Credit Auto Lease Trust,
Series 2017-A A2A 1.560%, 11/15/19	173,233	172,978
Series 2017-A A2B 1.617%, 11/15/19 (l)	433,083	433,224
GCAT LLC,
Series 2017-5 A1 3.228%, 7/25/47 (e)§	1,525,358	1,526,847
Golden Credit Card Trust,
Series 2017-1A A 1.877%, 2/15/21 (l)§	500,000	501,303
GoldenTree Loan Opportunities IX Ltd.,
Series 2014-9A AR 2.748%, 10/29/26 (l)§	1,000,000	1,001,910
GSAA Home Equity Trust,
Series 2006-5 2A1 1.622%, 3/25/36 (l)	17,064	10,303
Series 2007-10 A2A 6.500%, 11/25/37	2,918,772	2,197,550
Series 2007-8 A2 1.902%, 8/25/37 (l)	634,665	617,724
Hildene CLO II Ltd.,
Series 2014-2A AR 2.537%, 7/19/26 (l)§	500,000	501,024
Hildene CLO III Ltd.,
Series 2014-3A AR 2.563%, 10/20/26 (l)§	500,000	502,327
Invitation Homes Trust,
Series 2015-SFR3 A 2.760%, 8/17/32 (l)§	94,979	95,224
Series 2017-SFR2 E 3.741%, 12/17/36 (l)§	500,000	504,616
Jamestown CLO IV Ltd.,
Series 2014-4A A1CR 2.049%, 7/15/26 (l)§	500,000	500,013
Jamestown CLO VI Ltd.,
Series 2015-6A A1AR 2.586%, 2/20/27 (l)§	500,000	500,237
JMP Credit Advisors CLO III Ltd.,
Series 2014-1A AR 2.593%, 10/17/25 (l)§	500,000	501,717
KKR Financial CLO Ltd.,
Series 2013-2A A1AR 2.813%, 1/23/26 (l)§	500,000	500,696
KVK CLO Ltd.,
Series 2013-2A AR 2.509%, 1/15/26 (l)§	600,000	600,095
Labrador Aviation Finance Ltd.,
Series 2016-1A A1 4.300%, 1/15/42§	2,828,125	2,874,729
Latam Airlines Pass-Through Trust,
Series 2015-1 B 4.500%, 11/15/23	396,345	391,390

Lendmark Funding Trust,
Series 2017-2A A 2.800%, 5/20/26§	1,000,000	999,960
Lockwood Grove CLO Ltd.,
Series 2014-1A A1R 2.837%, 4/25/25 (l)§	500,000	501,045
Madison Park Funding XIII Ltd.,
Series 2014-13A AR 2.467%, 1/19/25 (l)§	600,000	600,584
Marathon CLO V Ltd.,
Series 2013-5A A1R 2.311%, 11/21/27 (l)§	500,000	500,085
Marathon CLO VII Ltd.,
Series 2014-7A A1R 2.698%, 10/28/25 (l)§	500,000	502,204
Mountain Hawk III CLO Ltd.,
Series 2014-3A AR 2.554%, 4/18/25 (l)§	400,000	400,447
Mountain View CLO Ltd.,
Series 2014-1A AR 2.599%, 10/15/26 (l)§	500,000	501,587
MP CLO III Ltd.,
Series 2013-1A AR 2.613%, 10/20/30 (l)§	500,000	503,744
MP CLO IV Ltd.,
Series 2013-2A ARR 2.647%, 7/25/29 (l)§	500,000	504,126
Navient Private Education Loan Trust,
Series 2014-CTA B 3.227%, 10/17/44 (l)§	100,000	101,542
Nomura Home Equity Loan, Inc. Home Equity Loan Trust,
Series 2007-1 2A1A 1.712%, 2/25/37 (l)	3,204,212	2,871,268
Octagon Investment Partners 27 Ltd.,
Series 2016-1A C 4.359%, 7/15/27 (l)§	250,000	251,975
OneMain Financial Issuance Trust,
Series 2015-1A A 3.190%, 3/18/26§	155,000	155,787
Series 2015-1A B 3.850%, 3/18/26§	500,000	504,623
Series 2016-2A A 4.100%, 3/20/28§	100,000	101,272
Series 2017-1A A1 2.370%, 9/14/32§	1,000,000	990,838
OZLM Funding V Ltd.,
Series 2013-5A A1R 2.483%, 1/17/26 (l)§	500,000	500,087
Palmer Square CLO Ltd.,
Series 2013-2A A1AR 2.573%, 10/17/27 (l)§	400,000	402,979
Pennsylvania Higher Education Assistance Agency,
Series 2009-1 A1 2.267%, 7/25/29 (l)	339,469	340,117
Pretium Mortgage Credit Partners I LLC,
Series 2017-NPL3 A1 3.250%, 6/29/32 (e)§	2,258,539	2,260,949
Progress Residential Trust,
Series 2015-SFR2 A 2.740%, 6/12/32§	98,510	98,266

See Notes to Financial Statements.

1340

EQ ADVISORS TRUST

MULTIMANAGER CORE BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

	Principal Amount	Value (Note 1)

Series 2016-SFR1 A 2.960%, 9/17/33 (l)§	$198,207	$200,107
PRPM LLC,
Series 2017-2A A1 3.500%, 9/25/22 (e)§	2,865,944	2,865,856
RAMP Trust,
Series 2005-RS9 AI4 1.872%, 11/25/35 (l)	1,568,809	1,361,671
RASC Trust,
Series 2007-EMX1 A13 1.529%, 1/25/37 (l)	3,270,683	2,823,450
Series 2007-KS3 AI3 1.802%, 4/25/37 (l)	2,956,339	2,893,197
Regatta V Funding Ltd.,
Series 2014-1A A1AR 2.527%, 10/25/26 (l)§	500,000	501,353
Santander Drive Auto Receivables Trust,
Series 2017-1 A2 1.490%, 2/18/20	275,383	275,154
SBA Small Business Investment Cos.,
Series 2008-P10B 1 5.944%, 8/10/18	121,558	123,208
Scholar Funding Trust,
Series 2013-A A 2.214%, 1/30/45 (l)§	164,637	162,986
SLM Private Credit Student Loan Trust,
Series 2005-A A3 1.788%, 6/15/23 (l)	77,910	77,777
Series 2006-B A5 1.858%, 12/15/39 (l)	107,972	102,553
SLM Private Education Loan Trust,
Series 2011-C A2A 4.727%, 10/17/44 (l)§	105,655	109,257
Series 2012-E A2B 3.227%, 6/15/45 (l)§	176,236	177,710
Series 2013-B A2A 1.850%, 6/17/30§	427,014	425,618
Series 2013-C A2B 2.877%, 10/15/31 (l)§	130,793	132,068
SLM Student Loan Trust,
Series 2007-3 A3 1.407%, 4/25/19 (l)	245,463	245,019
SMB Private Education Loan Trust,
Series 2015-B B 3.500%, 12/17/40§	100,000	100,092
SoFi Consumer Loan Program LLC,
Series 2017-6 A1 2.200%, 11/25/26§	472,465	471,256
SoFi Professional Loan Program LLC,
Series 2016-D A1 2.502%, 1/25/39 (l)§	378,198	382,029
Series 2017-F BFX 3.620%, 1/25/41§	1,000,000	994,107
Staniford Street CLO Ltd.,
Series 2014-1A AR 2.768%, 6/15/25 (l)§	500,000	500,323
Structured Asset Receivables Trust,
Series 2003-2A CTFS 0.705%, 1/21/11 (b)(l)(r)§	976	—
Sudbury Mill CLO Ltd.,
Series 2013-1A A1R 2.503%, 1/17/26 (l)§	400,000	400,067

Series 2013-1A A2R 2.523%, 1/17/26 (l)§	400,000	400,071
TCI-Flatiron CLO Ltd.,
Series 2016-1A B 3.553%, 7/17/28 (l)§	250,000	252,376
Series 2016-1A C 4.403%, 7/17/28 (l)§	250,000	253,779
THL Credit Wind River CLO Ltd.,
Series 2014-2A A2 2.809%, 7/15/26 (l)§	700,000	700,704
Turkish Airlines Pass-Through Trust,
Series 2015-1 A 4.200%, 3/15/27§	752,712	728,701
Union Pacific Railroad Co. Pass-Through Trust,
Series 2014-1 3.227%, 5/14/26	78,022	78,855
United States Small Business Administration,
Series 2004-20A 1 4.930%, 1/1/24	18,642	19,448
Series 2004-20C 1 4.340%, 3/1/24	206,804	212,422
Series 2005-20B 1 4.625%, 2/1/25	19,801	20,550
Series 2008-20G 1 5.870%, 7/1/28	259,190	281,800
VOLT LIX LLC,
Series 2017-NPL6 A1 3.250%, 5/25/47 (e)§	2,414,907	2,414,943
VOLT LXI LLC,
Series 2017-NPL8 A1 3.125%, 6/25/47 (e)§	1,755,346	1,756,414
Wellfleet CLO Ltd.,
Series 2017-2A A1 2.626%, 10/20/29 (l)§	500,000	500,686
Westlake Automobile Receivables Trust,
Series 2017-1A A2 1.780%, 4/15/20§	301,202	301,005

Total Asset-Backed Securities		74,518,534

Collateralized Mortgage Obligations (12.8%)
Agate Bay Mortgage Trust,
Series 2015-6 A3 3.500%, 9/25/45 (l)§	2,152,658	2,175,194
Alternative Loan Trust,
Series 2006-OA22 A1 1.712%, 2/25/47 (l)	63,313	60,733
Series 2006-OA6 1A2 1.762%, 7/25/46 (l)	36,326	34,870
Series 2007-OH1 A1D 1.762%, 4/25/47 (l)	72,227	64,190
American Home Mortgage Investment Trust,
Series 2004-3 5A 3.342%, 10/25/34 (l)	8,703	8,757
Series 2006-1 2A1 3.411%, 12/25/35 (l)	3,257,092	1,681,757
Bear Stearns ALT-A Trust,
Series 2006-4 31A1 3.536%, 7/25/36 (l)	3,125,303	2,884,823

See Notes to Financial Statements.

1341

EQ ADVISORS TRUST

MULTIMANAGER CORE BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

	Principal Amount		Value (Note 1)

Bear Stearns ARM Trust,
Series 2004-8 11A2 3.536%, 11/25/34 (l)		$504,857	$492,348
Series 2005-1 2A1 3.427%, 3/25/35 (l)		246,038	240,532
Chase Mortgage Finance Trust,
Series 2005-S2 A15 5.500%, 10/25/35		160,486	160,743
Series 2007-S3 1A12 6.000%, 5/25/37		2,576,649	2,172,807
CHL Mortgage Pass-Through Trust,
Series 2005-17 1A6 5.500%, 9/25/35		1,483,201	1,475,207
Series 2005-24 A1 5.500%, 11/25/35		769,389	680,189
CitiMortgage Alternative Loan Trust,
Series 2006-A4 1A8 6.000%, 9/25/36		2,592,546	2,481,711
COLT Mortgage Loan Trust,
Series 2016-1 A1 3.000%, 5/25/46§		146,932	149,073
CSMC Trust,
Series 2011-17R 1A2 5.750%, 2/27/37§		2,244,976	2,319,256
Series 2014-WIN1 2A4 3.000%, 9/25/44 (l)§		816,670	811,362
Series 2015-1 A1 2.500%, 1/25/45 (l)§		1,732,629	1,695,540
EMF NL BV,
Series 2008-2X A2 0.671%, 7/17/41 (l)(m)	EUR	435,000	481,827
Eurohome UK Mortgages plc,
Series 2007-1 A 0.668%, 6/15/44 (l)(m)	GBP	459,098	599,730
EuroMASTR plc,
Series 2007-1V A2 0.716%, 6/15/40 (l)(m)		272,029	354,549
Eurosail-UK plc,
Series 2007-4X A3 1.473%, 6/13/45 (l)(m)		746,240	1,011,592
FHLMC,
Series 2708 ZD 5.500%, 11/15/33		$2,128,929	2,372,259
Series 4316 BZ 3.000%, 3/15/44		4,553,985	4,327,080
Series 4430 NZ 3.000%, 1/15/45		4,365,292	4,034,702
Series 4438 B 3.000%, 10/15/43		1,725,791	1,732,904
Series 4440 ZD 2.500%, 2/15/45		6,439,939	5,732,357
Series 4499 AB 3.000%, 6/15/42		2,225,103	2,238,520
Series 4624 GA 2.500%, 4/15/40		1,783,516	1,761,802
Series 4750 PA 3.000%, 7/15/46		4,000,000	4,012,188
First Horizon Alternative Mortgage Securities Trust,
Series 2007-FA3 A8 6.000%, 6/25/37		1,294,278	1,032,391

FNMA,
Series 2012-103 ZP 3.000%, 9/25/42		$880,029	$810,525
Series 2013-123 PZ 2.700%, 3/25/43		4,512,411	4,165,283
Series 2015-11 A 3.000%, 5/25/34		2,364,961	2,411,252
Series 2016-72 PA 3.000%, 7/25/46		3,673,919	3,667,105
Series 2016-81 PA 3.000%, 2/25/44		2,758,883	2,769,617
Series 2017-4 CH 3.000%, 6/25/42		3,953,116	4,007,714
GNMA,
Series 2013-116 LS 4.649%, 8/20/43IO IO (l)		3,043,521	469,107
Series 2013-26 MS 4.749%, 2/20/43IO IO (l)		2,869,216	499,290
Series 2014-20 TS 4.599%, 2/20/44IO IO (l)		2,846,920	442,277
Series 2015-28 LZ 4.000%, 2/20/45		1,844,433	1,942,057
Series 2015-H15 FC 1.823%, 6/20/65 (l)		392,615	392,270
Series 2015-H16 FM 1.843%, 7/20/65 (l)		665,672	665,688
Series 2015-H18 FB 1.843%, 7/20/65 (l)		394,741	394,742
Series 2015-H19 FK 1.843%, 8/20/65 (l)		742,665	742,676
Series 2015-H20 FB 1.843%, 8/20/65 (l)		417,889	417,898
Series 2015-H20 FC 1.863%, 8/20/65 (l)		1,635,461	1,636,971
Series 2015-H22 FC 1.843%, 9/20/65 (l)		823,234	823,270
Series 2015-H29 FA 1.943%, 10/20/65 (l)		646,558	648,302
Series 2016-H11 F 2.043%, 5/20/66 (l)		464,498	468,922
Series 2016-H14 FA 2.043%, 6/20/66 (l)		471,817	476,409
Series 2016-H15 FA 2.111%, 7/20/66 (l)		579,391	584,820
Series 2016-H19 FE 1.613%, 6/20/61 (l)		249,556	249,603
Great Hall Mortgages No. 1 plc,
Series 2007-2X AC 1.730%, 6/18/39 (l)(m)		679,089	664,786
GSR Mortgage Loan Trust,
Series 2005-AR6 2A1 3.472%, 9/25/35 (l)		109,626	111,798
Series 2006-AR2 2A1 3.510%, 4/25/36 (l)		91,453	82,408
HarborView Mortgage Loan Trust,
Series 2004-10 3A1A 3.738%, 1/19/35 (l)		317,266	317,328
Impac CMB Trust,
Series 2003-8 2A1 2.452%, 10/25/33 (l)		8,409	8,328

See Notes to Financial Statements.

1342

EQ ADVISORS TRUST

MULTIMANAGER CORE BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

	Principal Amount		Value (Note 1)

IndyMac IMSC Mortgage Loan Trust,
Series 2007-AR1 2A1 3.432%, 6/25/37 (l)		$1,570,839	$1,383,915
JP Morgan Alternative Loan Trust,
Series 2008-R2 A1 6.000%, 11/25/36§		2,054,186	1,686,965
JP Morgan Mortgage Trust,
Series 2005-S3 1A2 5.750%, 1/25/36		1,169,743	996,660
Series 2006-A3 6A1 3.654%, 8/25/34 (l)		55,479	56,119
Series 2007-A1 3A3 3.640%, 7/25/35 (l)		75,609	77,331
Series 2017-2 A6 3.000%, 5/25/47 (l)§		320,356	320,957
Series 2017-3 1A6 3.000%, 8/25/47 (l)§		411,417	411,158
JP Morgan Resecuritization Trust,
Series 2009-7 2A1 6.000%, 2/27/37 (l)§		142,627	143,257
Kensington Mortgage Securities plc,
Series 2007-1X A3C 1.744%, 6/14/40 (l)(m)		297,544	289,220
Ludgate Funding plc,
Series 2007-1 A2A 0.496%, 1/1/61 (l)(m)	GBP	142,806	185,241
Series 2008-W1X A1 0.936%, 1/1/61 (l)(m)		373,275	493,350
MASTR Alternative Loan Trust,
Series 2005-2 5A1 6.500%, 12/25/34		$191,614	192,786
Merrill Lynch Mortgage Investors Trust MLMI,
Series 2003-A1 3A 3.161%, 12/25/32 (l)		18,927	18,779
Mortgage Loan Resecuritization Trust,
Series 2009-RS1 A85 1.590%, 4/16/36 (l)§		455,100	386,248
MortgageIT Trust,
Series 2005-4 A1 1.832%, 10/25/35 (l)		525,474	518,710
New Residential Mortgage Loan Trust,
Series 2015-1A A1 3.750%, 5/28/52 (l)§		909,977	932,573
Nomura Resecuritization Trust,
Series 2014-7R 2A3 1.528%, 12/26/35 (l)§		481,634	475,941
RBSSP Resecuritization Trust,
Series 2009-12 18A1 3.436%, 12/25/35 (l)§		168,994	172,270
Reperforming Loan REMIC Trust,
Series 2005-R2 1AF1 1.892%, 6/25/35 (l)§		85,915	79,299
Series 2006-R1 AF1 1.892%, 1/25/36 (l)§		290,457	274,633
Residential Asset Securitization Trust,
Series 2006-A9CB A7 6.000%, 9/25/36		4,806,832	3,134,150

Resloc UK plc,
Series 2007-1X A3B 0.676%, 12/15/43 (l)(m)	GBP	151,943	$196,705
RFMSI Trust,
Series 2006-SA2 3A1 4.594%, 8/25/36 (l)		$1,409,431	1,314,083
Sequoia Mortgage Trust,
Series 10 2A1 2.261%, 10/20/27 (l)		3,861	3,685
Series 2003-4 2A1 1.851%, 7/20/33 (l)		18,189	17,138
Series 6 A 2.135%, 4/19/27 (l)		253,060	239,118
Shellpoint Co-Originator Trust,
Series 2017-1 A4 3.500%, 4/25/47 (l)§		2,771,117	2,799,430
Structured Adjustable Rate Mortgage Loan Trust,
Series 2004-16 3A1 3.583%, 11/25/34 (l)		116,080	115,463
Series 2004-4 2A 3.481%, 4/25/34 (l)		504,390	506,793
Series 2005-19XS 2A1 1.852%, 10/25/35 (l)		503,501	495,408
Structured Asset Mortgage Investments II Trust,
Series 2005-AR5 A1 1.745%, 7/19/35 (l)		71,389	68,013
Series 2006-AR3 12A1 1.772%, 5/25/36 (l)		307,007	278,581
Trinity Square plc,
Series 2015-1A A 1.529%, 7/15/51 (l)§	GBP	215,751	295,073
Uropa Securities plc,
Series 2007-1 A3A 0.563%, 10/10/40 (l)(m)		800,000	1,011,032
WaMu Mortgage Pass-Through Certificates Trust,
Series 2002-AR9 1A 2.463%, 8/25/42 (l)		$11,218	10,828

Total Collateralized Mortgage Obligations			98,732,351

Commercial Mortgage-Backed Securities (4.4%)
245 Park Avenue Trust,
Series 2017-245P XA 0.149%, 6/5/37 IO (l)§		1,000,000	15,876
Americold LLC,
Series 2010-ARTA C 6.811%, 1/14/29§		100,000	109,178
AOA Mortgage Trust,
Series 2015-1177 C 3.010%, 12/13/29 (l)§		100,000	99,037
Atrium Hotel Portfolio Trust,
Series 2017-ATRM D 3.428%, 11/15/19 (b)(l)§		290,000	286,832
Series 2017-ATRM E 4.528%, 11/15/19 (l)§		224,000	221,507
Aventura Mall Trust,
Series 2013-AVM D 3.743%, 12/5/32 (l)§		100,000	100,972

See Notes to Financial Statements.

1343

EQ ADVISORS TRUST

MULTIMANAGER CORE BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

	Principal Amount	Value (Note 1)

Series 2013-AVM E 3.743%, 12/5/32 (l)§	$280,000	$282,645
BAMLL Commercial Mortgage Securities Trust,
Series 2013-DSNY A 2.527%, 9/15/26 (l)§	100,000	99,869
Series 2013-DSNY E 4.077%, 9/15/26 (l)§	100,000	99,703
Series 2015-ASHF B 3.187%, 1/15/28 (l)§	100,000	100,189
Series 2015-ASHF C 3.477%, 1/15/28 (l)§	100,000	100,112
Series 2015-ASHF D 4.477%, 1/15/28 (l)§	140,000	140,369
Series 2017-SCH CL 2.750%, 11/15/32 (l)(r)§	100,000	100,000
Series 2017-SCH DL 3.250%, 11/15/32 (l)(r)§	100,000	100,000
Banc of America Commercial Mortgage Trust,
Series 2007-1 AMFX 5.482%, 1/15/49 (l)	5,452	5,452
Series 2017-BNK3 XB 0.631%, 2/15/50 IO (l)	1,000,000	47,915
BANK,
Series 2017-BNK6 XA 0.880%, 7/15/60 IO (l)	3,585,638	219,030
Series 2017-BNK9 A4 3.538%, 11/15/54	50,000	51,517
BBCCRE Trust,
Series 2015-GTP A 3.966%, 8/10/33§	900,000	915,397
BBCMS Mortgage Trust,
Series 2017-DELC C 2.677%, 8/15/36 (l)§	53,000	52,944
Series 2017-DELC D 3.177%, 8/15/36 (l)§	60,000	59,828
Series 2017-DELC E 3.977%, 8/15/36 (l)§	127,000	127,015
Series 2017-DELC F 4.977%, 8/15/36 (l)§	121,000	120,538
BBCMS Trust,
Series 2014-BXO E 5.227%, 8/15/27 (l)§	271,000	271,599
Series 2015-RRI A 2.727%, 5/15/32 (l)§	856,127	856,156
Series 2015-SRCH A1 3.312%, 8/10/35§	100,000	101,007
Series 2015-SRCH XA 0.957%, 8/10/35 IO (l)§	1,000,000	70,000
BB-UBS Trust,
Series 2012-SHOW XA 0.596%, 11/5/36 IO (l)§	2,277,000	88,399
BHMS Mortgage Trust,
Series 2014-ATLS AFL 2.861%, 7/5/33 (l)§	336,300	336,367
BWAY Mortgage Trust,
Series 2013-1515 C 3.446%, 3/10/33§	100,000	98,569
BX Trust,
Series 2017-APPL D 3.527%, 7/15/34 (l)§	85,000	85,052

Series 2017-APPL E 4.627%, 7/15/34 (l)§	131,000	$131,372
Series 2017-SLCT D 3.527%, 7/15/34 (l)§	82,000	82,079
Series 2017-SLCT E 4.627%, 7/15/34 (l)§	134,000	134,586
BXP Trust,
Series 2017-CC D 3.551%, 8/13/37 (l)§	30,000	29,010
Series 2017-GM A 3.379%, 6/13/39§	65,000	65,966
Series 2017-GM D 3.425%, 6/13/39 (l)§	230,000	219,537
Caesars Palace Las Vegas Trust,
Series 2017-VICI D 4.354%, 10/15/34 (l)§	100,000	102,057
CCRESG Commercial Mortgage Trust,
Series 2016-HEAT D 5.488%, 4/10/29 (l)§	10,000	9,929
CCUBS Commercial Mortgage Trust,
Series 2017-C1 A4 3.544%, 11/15/50 (l)	25,000	25,690
CD Mortgage Trust,
Series 2006-CD3 AM 5.648%, 10/15/48	110,653	111,840
Series 2017-CD3 A4 3.631%, 2/10/50	10,000	10,465
Series 2017-CD3 XA 1.043%, 2/10/50 IO (l)	298,831	22,079
CFCRE Commercial Mortgage Trust,
Series 2016-C3 A3 3.865%, 1/10/48	10,000	10,429
Series 2016-C4 XA 1.752%, 5/10/58 IO (l)	1,248,553	132,793
Series 2016-C4 XB 0.729%, 5/10/58 IO (l)	110,000	5,777
CGDBB Commercial Mortgage Trust,
Series 2017-BIOC A 2.267%, 7/15/28 (l)§	100,000	100,122
Series 2017-BIOC D 3.077%, 7/15/28 (l)§	100,000	99,940
Chicago Skyscraper Trust,
Series 2017-SKY D 3.727%, 2/15/30 (l)§	100,000	100,639
CHT 2017-COSMO Mortgage Trust,
Series 2017-CSMO A 2.310%, 11/15/36 (l)§	100,000	100,157
Series 2017-CSMO E 4.380%, 11/15/36 (l)§	144,000	144,404
Series 2017-CSMO F 5.121%, 11/15/36 (l)§	77,000	77,118
Citigroup Commercial Mortgage Trust,
Series 2013-SMP XA 0.801%, 1/12/30 IO (l)§	2,692,295	3
Series 2015-GC27 B 3.772%, 2/10/48	300,000	298,839
Series 2015-SHP2 A 2.757%, 7/15/27 (l)§	900,000	900,584

See Notes to Financial Statements.

1344

EQ ADVISORS TRUST

MULTIMANAGER CORE BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

	Principal Amount	Value (Note 1)

Series 2016-GC37 D 2.788%, 4/10/49§	$50,000	$35,922
Series 2016-P3 C 4.835%, 4/15/49 (l)	30,000	31,719
Series 2016-P4 A4 2.902%, 7/10/49	175,000	172,507
Series 2016-P6 A5 3.720%, 12/10/49 (l)	160,000	167,337
COBALT CMBS Commercial Mortgage Trust,
Series 2007-C2 AJFX 5.568%, 4/15/47 (l)	318,134	322,535
Cold Storage Trust,
Series 2017-ICE3 A 2.477%, 4/15/36 (l)§	87,000	87,166
Series 2017-ICE3 C 2.827%, 4/15/36 (l)§	106,000	106,237
COMM Mortgage Trust,
Series 2013-CR6 XA 1.098%, 3/10/46 IO (l)	704,474	25,770
Series 2013-WWP D 3.898%, 3/10/31§	100,000	106,008
Series 2014-CR16 A4 4.051%, 4/10/47	108,000	114,434
Series 2014-CR17 A5 3.977%, 5/10/47	123,000	130,025
Series 2014-CR18 A4 3.550%, 7/15/47	10,000	10,404
Series 2014-CR19 A5 3.796%, 8/10/47	50,000	52,445
Series 2014-LC15 A4 4.006%, 4/10/47	20,000	21,129
Series 2015-3BP B 3.238%, 2/10/35 (l)§	300,000	300,937
Series 2015-3BP XA 0.060%, 2/10/35 IO (l)§	1,287,000	8,304
Series 2015-CR22 C 4.123%, 3/10/48 (l)	480,250	482,645
Series 2015-CR22 XA 0.991%, 3/10/48 IO (l)	3,894,371	182,873
Series 2015-CR23 XA 0.980%, 5/10/48 IO (l)	753,060	35,598
Series 2015-CR24 XA 0.814%, 8/10/48 IO (l)	466,273	22,574
Series 2015-CR25 D 3.796%, 8/10/48 (l)	10,000	8,379
Series 2015-CR26 ASB 3.373%, 10/10/48	2,000,000	2,046,560
Series 2015-DC1 D 4.353%, 2/10/48 (l)§	300,000	232,490
Series 2015-DC1 XA 1.161%, 2/10/48 IO (l)	3,680,212	196,524
Series 2015-LC19 C 4.261%, 2/10/48 (l)	110,000	112,035
Series 2016-COR1 ASB 2.972%, 10/10/49	1,000,000	995,134
Series 2017-COR2 D 3.000%, 9/10/50§	100,000	80,908
Series 2017-COR2 XA 1.185%, 9/10/50 IO (l)	129,916	11,606
Commercial Mortgage Pass-Through Certificates,
Series 2014-CR14 A4 4.236%, 2/10/47 (l)	50,000	53,476

Core Industrial Trust,
Series 2015-CALW D 3.850%, 2/10/34 (l)§	300,000	302,302
Series 2015-TEXW XA 0.772%, 2/10/34 IO (l)§	1,000,000	27,820
Countrywide Commercial Mortgage Trust,
Series 2007-MF1 A 6.290%, 11/12/43 (l)§	10,227	10,229
Credit Suisse First Boston Mortgage Securities Corp.,
Series 2004-C4 F 5.234%, 10/15/39 (l)§	200,000	203,207
Credit Suisse Mortgage Capital Certificates,
Series 2015-GLPB A 3.639%, 11/15/34§	100,000	104,066
CSAIL Commercial Mortgage Trust,
Series 2015-C1 C 4.298%, 4/15/50 (l)	300,000	306,038
Series 2015-C1 D 3.798%, 4/15/50 (l)§	100,000	87,237
Series 2015-C1 XA 0.940%, 4/15/50 IO (l)	4,406,427	212,508
Series 2017-CX10 XB 0.136%, 11/15/50 IO (l)	1,000,000	17,144
CSMC Trust,
Series 2015-DEAL A 2.797%, 4/15/29 (l)§	86,367	86,369
Series 2015-DEAL D 4.577%, 4/15/29 (l)§	100,000	100,001
Series 2017-PFHP A 2.428%, 12/15/20 (l)§	50,000	50,004
Series 2017-TIME A 3.646%, 11/13/39§	100,000	102,499
DBJPM Mortgage Trust,
Series 2016-C3 D 3.494%, 9/10/49 (l)§	65,000	53,491
Series 2017-C6 XD 1.000%, 6/10/50 IO (l)	300,000	20,914
DBUBS Mortgage Trust,
Series 2011-LC1A E 5.698%, 11/10/46 (l)§	100,000	104,230
Series 2011-LC3A PM2 5.098%, 5/10/44 (l)§	217,000	227,769
Series 2017-BRBK A 3.452%, 10/10/34§	60,000	61,257
FHLMC Multifamily Structured Pass-Through Certificates,
Series K034 A2 3.531%, 7/25/23 (l)	20,000	21,007
Series K045 X1 0.456%, 1/25/25 IO (l)	227,480	6,196
Series K053 A2 2.995%, 12/25/25	188,000	190,987
Series K056 X1 1.266%, 5/25/26 IO (l)	178,192	15,249
Series K058 A2 2.653%, 8/25/26	20,000	19,765
Series K059 A2 3.120%, 9/25/26 (l)	70,000	71,550
Series K060 A2 3.300%, 10/25/26	30,000	31,083

See Notes to Financial Statements.

1345

EQ ADVISORS TRUST

MULTIMANAGER CORE BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

	Principal Amount	Value (Note 1)
Series K061 A2 3.347%, 11/25/26 (l)	$50,000	$51,990
Series K062 A2 3.413%, 12/25/26	29,565	30,877
Series K064 X1 0.609%, 3/25/27 IO (l)	598,777	28,375
Series K065 X1 0.675%, 4/25/27 IO (l)	459,541	24,407
Series K069 A2 3.187%, 9/25/27 (l)	40,000	41,017
Series K721 X1 0.339%, 8/25/22 IO (l)	287,082	3,807
Series K722 X1 1.311%, 3/25/23 IO (l)	2,803,532	152,943
Series KIR1 X 1.086%, 3/25/26 IO (l)	146,115	10,192
Series KW03 X1 0.847%, 6/25/27 IO (l)	129,841	7,646
FNMA ACES,
Series 2013-M4 X1 3.788%, 2/25/18 IO (l)	88,287	115
Series 2016-M4 X2 2.698%, 1/25/39 IO (l)	219,786	24,645
Series 2017-M8 A2 3.061%, 5/25/27 (l)	40,000	40,381
FREMF Mortgage Trust,
Series 2015-K48 B 3.637%, 8/25/48 (l)§	10,000	10,109
Series 2017-K64 B 3.980%, 3/25/27 (l)§	126,667	128,089
Series 2017-K725 B 3.880%, 2/25/24 (l)§	80,000	81,433
GAHR Commercial Mortgage Trust,
Series 2015-NRF AFL1 2.777%, 12/15/34 (l)§	8,601	8,604
GNMA,
Series 2012-120 0.791%, 2/16/53 IO (l)	495,356	22,240
Series 2012-23 0.716%, 6/16/53 IO (l)	68,086	1,861
Series 2013-191 0.760%, 11/16/53 IO (l)	49,952	1,932
Series 2015-22 0.734%, 3/16/55 IO (l)	175,558	9,164
Series 2016-158 0.910%, 6/16/58 IO (l)	124,727	9,398
Series 2016-87 1.007%, 8/16/58 IO (l)	176,268	13,528
Series 2017-100 0.810%, 5/16/59 IO (l)	149,221	10,454
Series 2017-111 0.741%, 2/16/59 IO (l)	328,160	23,824
Series 2017-69 0.802%, 7/16/59 IO (l)	99,217	7,181
GS Mortgage Securities Corp. II,
Series 2013-KING D 3.435%, 12/10/27 (l)§	100,000	99,973
Series 2013-KING XA 0.729%, 12/10/27 IO (l)§	1,099,493	13,301
GS Mortgage Securities Corp. Trust,
Series 2016-RENT A 3.203%, 2/10/29§	500,000	504,926
Series 2017-500K D 2.777%, 7/15/32 (l)§	20,000	20,015
GS Mortgage Securities Trust,
Series 2014-GC20 B 4.529%, 4/10/47 (l)	30,000	30,667
Series 2015-GC28 XA 1.136%, 2/10/48 IO (l)	3,740,890	194,193
Series 2015-GC32 C 4.412%, 7/10/48 (l)	60,000	59,652
Series 2015-GC32 D 3.345%, 7/10/48	120,000	98,744
Series 2015-GS1 XA 0.824%, 11/10/48 IO (l)	1,972,836	100,068
Series 2016-GS3 XA 1.276%, 10/10/49 IO (l)	392,472	31,775
Series 2017-GS7 A4 3.430%, 8/10/50	20,000	20,391
Series 2017-GS7 D 3.000%, 8/10/50§	10,000	8,554
Series 2017-GS7 E 3.000%, 8/10/50§	10,000	8,215
Series 2017-GS7 XA 1.142%, 8/10/50 IO (l)	2,522,772	212,304
GSCCRE Commercial Mortgage Trust,
Series 2015-HULA D 5.227%, 8/15/32 (l)§	200,000	200,628
HMH Trust,
Series 2017-NSS A 3.062%, 7/5/31§	110,000	109,383
IMT Trust,
Series 2017-APTS AFX 3.478%, 6/15/34§	100,000	102,047
Series 2017-APTS DFX 3.497%, 6/15/34 (l)§	100,000	97,512
JP Morgan Chase Commercial Mortgage Securities Corp.,
Series 2017-FL10 B 2.477%, 6/15/32 (l)§	51,000	51,010
Series 2017-FL10 C 2.727%, 6/15/32 (l)§	39,000	39,008
Series 2017-FL10 D 3.377%, 6/15/32 (l)§	126,000	125,429
JP Morgan Chase Commercial Mortgage Securities Trust,
Series 2006-LDP9 AM 5.372%, 5/15/47	148,132	148,729
Series 2007-C1 AM 5.946%, 2/15/51 (l)	199,700	199,527
Series 2007-CB18 AM 5.466%, 6/12/47 (l)	54,057	53,969
Series 2014-DSTY A 3.429%, 6/10/27§	100,000	100,213
Series 2014-PHH A 2.927%, 8/15/27 (l)§	300,000	300,013
Series 2015-JP1 C 4.742%, 1/15/49 (l)	80,000	83,659
Series 2015-SGP A 3.177%, 7/15/36 (l)§	92,717	93,065
Series 2015-UES C 3.621%, 9/5/32 (l)§	100,000	101,345
Series 2016-ASH B 3.627%, 10/15/34 (l)§	128,000	128,281

See Notes to Financial Statements.

1346

EQ ADVISORS TRUST

MULTIMANAGER CORE BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

	Principal Amount	Value (Note 1)
Series 2016-ASH C 4.227%, 10/15/34 (l)§	$72,000	$72,249
Series 2016-JP3 XC 0.750%, 8/15/49 IO (l)§	240,000	12,374
Series 2017-MAUI C 2.727%, 7/15/34 (l)§	55,000	55,005
Series 2017-MAUI D 3.427%, 7/15/34 (l)§	151,000	151,092
Series 2017-MAUI E 4.427%, 7/15/34 (l)§	45,000	45,030
Series 2017-MAUI F 5.227%, 7/15/34 (l)§	64,000	64,062
JPMBB Commercial Mortgage Securities Trust,
Series 2014-C21 A5 3.775%, 8/15/47	50,000	52,298
Series 2014-C22 A4 3.801%, 9/15/47	10,000	10,467
Series 2014-C25 XA 0.968%, 11/15/47 IO (l)	3,896,649	180,178
Series 2015-C27 D 3.844%, 2/15/48 (l)§	300,000	247,571
Series 2015-C27 XA 1.355%, 2/15/48 IO (l)	3,156,914	189,664
Series 2015-C32 XA 1.476%, 11/15/48 IO (l)	2,425,657	145,598
Series 2015-C33 C 4.618%, 12/15/48 (l)	221,000	228,204
Series 2015-C33 D1 4.118%, 12/15/48 (l)§	200,000	193,313
Series 2016-C1 XA 1.392%, 3/15/49 IO (l)	991,517	75,520
JPMCC Commercial Mortgage Securities Trust,
Series 2017-JP7 B 4.050%, 9/15/50	10,000	10,229
JPMDB Commercial Mortgage Securities Trust,
Series 2016-C2 XA 1.703%, 6/15/49 IO (l)	1,806,665	164,431
Series 2016-C4 XC 0.750%, 12/15/49 IO (l)§	1,800,000	95,748
LCCM,
Series 2017-LC26 C 4.706%, 7/12/50§	300,000	297,189
LMREC, Inc.,
Series 2015-CRE1 A 3.285%, 2/22/32 (l)§	300,000	302,166
Lone Star Portfolio Trust,
Series 2015-LSP A1A2 3.277%, 9/15/28 (l)§	45,938	46,053
Series 2015-LSP D 5.477%, 9/15/28 (l)§	85,322	86,437
LSTAR Commercial Mortgage Trust,
Series 2017-5 X 1.234%, 3/10/50 IO (l)§	3,494,123	196,044
Morgan Stanley Bank of America Merrill Lynch Trust,
Series 2014-C16 A5 3.892%, 6/15/47	50,000	52,641
Series 2015-C20 ASB 3.069%, 2/15/48	1,000,000	1,007,421
Series 2015-C20 B 4.160%, 2/15/48	150,000	150,869
Series 2015-C20 C 4.462%, 2/15/48 (l)	150,000	149,117
Series 2015-C20 XA 1.383%, 2/15/48 IO (l)	2,909,485	197,161
Series 2015-C21 C 4.161%, 3/15/48 (l)	300,000	294,224
Series 2015-C22 XA 1.143%, 4/15/48 IO (l)	97,051	5,580
Series 2015-C23 D 4.134%, 7/15/50 (l)§	100,000	86,364
Series 2015-C25 C 4.528%, 10/15/48 (l)	280,000	292,012
Series 2015-C25 D 3.068%, 10/15/48	100,000	80,523
Series 2015-C26 XA 1.108%, 10/15/48 IO (l)	231,577	14,636
Series 2015-C27 ASB 3.557%, 12/15/47	500,000	514,383
Series 2016-C29 XB 0.958%, 5/15/49 IO (l)	1,020,000	70,980
Series 2016-C31 ASB 2.952%, 11/15/49	1,000,000	1,000,498
Series 2016-C31 C 4.320%, 11/15/49 (l)	215,000	215,179
Series 2016-C31 XA 1.456%, 11/15/49 IO (l)	988,666	88,960
Series 2016-C32 A4 3.720%, 12/15/49	166,000	173,534
Series 2017-C33 C 4.558%, 5/15/50 (l)	40,000	41,123
Morgan Stanley Capital I Trust,
Series 2014-CPT B 3.446%, 7/13/29 (l)§	500,000	506,493
Series 2014-CPT E 3.446%, 7/13/29 (l)§	100,000	99,654
Series 2015-XLF1 D 4.477%, 8/14/31 (l)§	300,000	297,241
Series 2017-H1 A5 3.530%, 6/15/50	140,000	144,021
Series 2017-H1 C 4.281%, 6/15/50 (l)	100,000	100,217
Series 2017-H1 D 2.546%, 6/15/50§	210,000	169,661
Series 2017-H1 XD 2.203%, 6/15/50 IO (l)§	300,000	50,062
Series 2017-PRME A 2.377%, 2/15/34 (l)§	42,442	42,373
Series 2017-PRME B 2.827%, 2/15/34 (l)§	50,000	49,991
Series 2017-PRME C 3.127%, 2/15/34 (l)§	24,000	23,999
Series 2017-PRME D 4.877%, 2/15/34 (l)§	129,000	128,799
Morgan Stanley Capital I, Inc.,
Series 2017-HR2 A4 3.587%, 12/15/50	40,000	41,251
Series 2017-HR2 D 2.730%, 12/15/50	30,000	24,045
Series 2017-HR2 XA 0.807%, 12/15/50 IO (l)	1,000,000	62,589
Series 2017-JWDR D 3.200%, 11/15/34 (l)§	90,000	90,030

See Notes to Financial Statements.

1347

EQ ADVISORS TRUST

MULTIMANAGER CORE BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

	Principal Amount	Value (Note 1)
Olympic Tower Mortgage Trust,
Series 2017-OT D 3.945%, 5/10/39 (l)§	$150,000	$148,784
Series 2017-OT XA 0.379%, 5/10/39 IO (l)§	1,000,000	32,639
One Market Plaza Trust,
Series 2017-1MKT XCP 0.090%, 2/10/32 IO (l)§	1,000,000	5,620
Series 2017-1MKT XNCP 0.000%, 2/10/32 IO (l)§	200,000	—
Rosslyn Portfolio Trust,
Series 2017-ROSS A 2.427%, 6/15/33 (l)§	108,000	107,795
Series 2017-ROSS B 2.727%, 6/15/33 (l)§	108,000	107,633
TRU Trust,
Series 2016-TOYS A 3.727%, 11/15/30 (l)§	193,804	192,373
UBS Commercial Mortgage Trust,
Series 2017-C1 XA 1.612%, 6/15/50 IO (l)	995,349	109,629
VNDO Mortgage Trust,
Series 2013-PENN D 3.947%, 12/13/29 (l)§	100,000	101,186
Wachovia Bank Commercial Mortgage Trust,
Series 2007-C33 AJ 6.011%, 2/15/51 (l)	206,000	209,637
Waldorf Astoria Boca Raton Trust,
Series 2016-BOCA A 2.827%, 6/15/29 (l)§	100,000	100,129
Series 2016-BOCA B 3.527%, 6/15/29 (l)§	184,000	184,236
Series 2016-BOCA C 3.977%, 6/15/29 (l)§	155,000	155,195
Wells Fargo Commercial Mortgage Trust,
Series 2015-C26 D 3.586%, 2/15/48§	300,000	235,581
Series 2015-C27 C 3.894%, 2/15/48	300,000	285,648
Series 2015-C27 XA 0.919%, 2/15/48 IO (l)	4,058,452	204,757
Series 2015-C31 A4 3.695%, 11/15/48	50,000	52,171
Series 2015-NXS1 XA 1.176%, 5/15/48 IO (l)	2,686,164	152,248
Series 2015-NXS2 A5 3.767%, 7/15/58 (l)	170,000	178,124
Series 2015-NXS2 XA 0.774%, 7/15/58 IO (l)	4,608,361	175,591
Series 2015-NXS4 D 3.600%, 12/15/48 (l)	20,000	18,125
Series 2016-BNK1 XD 1.267%, 8/15/49 IO (l)§	1,000,000	84,863
Series 2016-C33 C 3.896%, 3/15/59	129,000	127,401
Series 2016-C33 XA 1.798%, 3/15/59 IO (l)	1,716,312	173,603
Series 2016-C34 C 5.029%, 6/15/49 (l)	202,000	210,198
Series 2017-C38 A5 3.453%, 7/15/50	20,000	20,418
Series 2017-C38 XA 1.089%, 7/15/50 IO (l)	2,646,439	202,890
Series 2017-C39 C 4.118%, 9/15/50	10,000	9,868
Series 2017-C39 D 4.357%, 9/15/50 (l)§	10,000	9,462
Series 2017-C39 XA 1.147%, 9/15/50 IO (l)	2,514,801	207,402
Series 2017-C41 XA 1.240%, 11/15/50 IO (l)	999,414	90,845
Series 2017-HSDB A 2.310%, 12/13/31 (l)§	100,000	100,029
WFRBS Commercial Mortgage Trust,
Series 2014-C21 A5 3.678%, 8/15/47	50,000	52,059

Total Commercial Mortgage-Backed Securities		34,178,592

Corporate Bonds (28.4%)
Consumer Discretionary (2.1%)
Auto Components (0.0%)
Aptiv plc 4.250%, 1/15/26	87,000	92,264
4.400%, 10/1/46	61,000	62,941
Delphi Corp. 4.150%, 3/15/24	40,000	42,360
Lear Corp. 5.250%, 1/15/25	25,000	26,724

		224,289

Automobiles (0.3%)
Daimler Finance North America LLC 2.000%, 8/3/18§	900,000	899,537
2.250%, 3/2/20§	250,000	248,769
Hyundai Capital America 2.550%, 4/3/20§	441,000	436,680
Volkswagen Group of America Finance LLC
1.650%, 5/22/18§	600,000	598,871

		2,183,857

Hotels, Restaurants & Leisure (0.2%)
Marriott International, Inc. 3.250%, 9/15/22	45,000	45,531
McDonald’s Corp. 3.500%, 7/15/20	29,000	29,822
2.750%, 12/9/20	20,000	20,200
3.700%, 1/30/26	75,000	77,847
4.700%, 12/9/35	160,000	181,478
4.875%, 12/9/45	24,000	27,818
MGM Resorts International 8.625%, 2/1/19	600,000	637,500
Starbucks Corp. 2.200%, 11/22/20 (x)	25,000	24,944
2.450%, 6/15/26	50,000	48,095

		1,093,235

Household Durables (0.1%)
DR Horton, Inc. 3.750%, 3/1/19	15,000	15,224
4.000%, 2/15/20	20,000	20,577
4.375%, 9/15/22	400,000	421,399

See Notes to Financial Statements.

1348

EQ ADVISORS TRUST

MULTIMANAGER CORE BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

	Principal Amount	Value (Note 1)
Leggett & Platt, Inc. 3.500%, 11/15/27	$25,000	$24,651
Newell Brands, Inc. 2.875%, 12/1/19	218,000	219,538
3.150%, 4/1/21	100,000	100,997
3.900%, 11/1/25	75,000	76,980
5.375%, 4/1/36	25,000	29,202
NVR, Inc. 3.950%, 9/15/22	27,000	28,235
Tupperware Brands Corp. 4.750%, 6/1/21	36,000	37,817
Whirlpool Corp. 4.000%, 3/1/24	30,000	31,396

		1,006,016

Internet & Direct Marketing Retail (0.1%)
Amazon.com, Inc. 2.400%, 2/22/23§	200,000	197,990
3.800%, 12/5/24	50,000	52,709
5.200%, 12/3/25	100,000	114,718
3.150%, 8/22/27§	50,000	50,110
3.875%, 8/22/37§	335,000	355,106
Expedia, Inc. 5.950%, 8/15/20	54,000	58,219
Priceline Group, Inc. (The) 2.750%, 3/15/23	50,000	49,421
QVC, Inc. 4.375%, 3/15/23	36,000	36,900

		915,173

Leisure Products (0.0%)
Hasbro, Inc. 3.500%, 9/15/27	15,000	14,694

Media (1.3%)
21st Century Fox America, Inc. 4.500%, 2/15/21	41,000	43,550
3.000%, 9/15/22	36,000	36,300
Altice Financing SA 6.625%, 2/15/23§	800,000	834,000
Altice Finco SA 7.625%, 2/15/25§	200,000	202,750
Altice Luxembourg SA 7.625%, 2/15/25 (x)§	300,000	286,875
CBS Corp. 2.300%, 8/15/19	123,000	122,918
2.900%, 6/1/23§	50,000	49,260
3.700%, 8/15/24	62,000	63,241
4.000%, 1/15/26	900,000	919,412
Charter Communications Operating LLC
3.579%, 7/23/20	75,000	76,162
4.464%, 7/23/22	302,000	314,382
4.908%, 7/23/25	1,141,000	1,207,064
3.750%, 2/15/28	210,000	200,419
6.384%, 10/23/35	97,000	113,519
6.484%, 10/23/45	84,000	98,146
5.375%, 5/1/47	195,000	200,109
Comcast Corp. 3.125%, 7/15/22	45,000	45,971
2.750%, 3/1/23	100,000	99,927
3.375%, 8/15/25	133,000	136,678
3.150%, 3/1/26	125,000	125,977
4.250%, 1/15/33	30,000	32,099
4.400%, 8/15/35	140,000	152,001
3.200%, 7/15/36	187,000	178,868
4.750%, 3/1/44	166,000	189,255
4.600%, 8/15/45	45,000	50,366
3.400%, 7/15/46	38,000	35,673
Cox Communications, Inc. 3.150%, 8/15/24§	220,000	216,752
Discovery Communications LLC 2.950%, 3/20/23	75,000	73,865
3.800%, 3/13/24	128,000	129,578
Interpublic Group of Cos., Inc. (The) 3.750%, 2/15/23	9,000	9,218
NBCUniversal Media LLC 5.150%, 4/30/20	54,000	57,415
4.375%, 4/1/21	54,000	57,307
4.450%, 1/15/43	116,000	126,305
Omnicom Group, Inc. 4.450%, 8/15/20	36,000	37,753
RELX Capital, Inc. 3.125%, 10/15/22	75,000	75,463
Scripps Networks Interactive, Inc. 3.900%, 11/15/24	50,000	50,797
Time Warner Cable LLC 6.750%, 7/1/18	500,000	511,250
5.000%, 2/1/20	1,114,000	1,162,041
4.125%, 2/15/21	160,000	162,600
4.000%, 9/1/21	67,000	68,973
5.500%, 9/1/41	61,000	63,794
4.500%, 9/15/42	7,000	6,493
Time Warner, Inc. 2.100%, 6/1/19	253,000	252,074
4.875%, 3/15/20	45,000	47,327
3.600%, 7/15/25	153,000	152,861
3.800%, 2/15/27	100,000	99,666
4.850%, 7/15/45	86,000	90,474
Viacom, Inc. 5.625%, 9/15/19	45,000	47,024
2.750%, 12/15/19	31,000	30,923
4.500%, 3/1/21	79,000	82,139
4.250%, 9/1/23	62,000	63,176
Walt Disney Co. (The) 1.800%, 6/5/20	150,000	148,480
2.750%, 8/16/21	27,000	27,330
2.350%, 12/1/22	45,000	44,550
3.150%, 9/17/25	75,000	76,396
WPP Finance 2010 3.625%, 9/7/22	27,000	27,745

		9,814,691

Multiline Retail (0.0%)
Dollar General Corp. 4.150%, 11/1/25	75,000	79,298
Macy’s Retail Holdings, Inc. 4.375%, 9/1/23 (x)	50,000	50,352
Nordstrom, Inc. 4.750%, 5/1/20	36,000	37,509
Target Corp. 2.300%, 6/26/19	100,000	100,416
2.900%, 1/15/22	27,000	27,483

		295,058

See Notes to Financial Statements.

1349

EQ ADVISORS TRUST

MULTIMANAGER CORE BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

	Principal Amount	Value (Note 1)
Specialty Retail (0.1%)
AutoNation, Inc. 3.500%, 11/15/24	$25,000	$24,690
AutoZone, Inc. 4.000%, 11/15/20	45,000	46,645
Home Depot, Inc. (The) 4.400%, 4/1/21	45,000	47,899
2.625%, 6/1/22	100,000	100,715
2.125%, 9/15/26	65,000	60,913
5.875%, 12/16/36	65,000	88,206
Lowe’s Cos., Inc. 4.625%, 4/15/20	54,000	56,211
2.500%, 4/15/26	100,000	96,135
4.375%, 9/15/45	70,000	76,457

		597,871

Textiles, Apparel & Luxury Goods (0.0%)
Cintas Corp. No. 2 3.700%, 4/1/27	100,000	104,127
NIKE, Inc. 2.250%, 5/1/23	36,000	35,849

		139,976

Total Consumer Discretionary		16,284,860

Consumer Staples (1.1%)
Beverages (0.3%)
Anheuser-Busch InBev Finance, Inc. 2.650%, 2/1/21	283,000	284,319
3.300%, 2/1/23	140,000	143,559
3.700%, 2/1/24	62,000	64,718
3.650%, 2/1/26	840,000	866,065
4.700%, 2/1/36	55,000	61,648
Anheuser-Busch InBev Worldwide, Inc.
7.750%, 1/15/19	45,000	47,593
5.375%, 1/15/20	45,000	47,758
3.750%, 1/15/22	200,000	208,885
2.500%, 7/15/22	91,000	90,184
Coca-Cola Co. (The) 1.875%, 10/27/20	150,000	148,688
3.150%, 11/15/20	45,000	46,181
2.200%, 5/25/22	35,000	34,657
3.200%, 11/1/23	62,000	64,125
2.900%, 5/25/27	50,000	50,160
Coca-Cola Femsa SAB de CV 4.625%, 2/15/20	100,000	104,618
Constellation Brands, Inc. 3.875%, 11/15/19	5,000	5,135
3.750%, 5/1/21	10,000	10,332
6.000%, 5/1/22	10,000	11,182
4.250%, 5/1/23	25,000	26,487
Molson Coors Brewing Co. 3.000%, 7/15/26	100,000	97,645
PepsiCo, Inc. 1.700%, 10/6/21	125,000	121,737
2.750%, 3/1/23	62,000	62,390
2.750%, 4/30/25	75,000	75,006

		2,673,072

Food & Staples Retailing (0.2%)
Costco Wholesale Corp. 1.700%, 12/15/19	45,000	44,631
2.300%, 5/18/22	50,000	49,589
CVS Health Corp. 2.800%, 7/20/20	80,000	80,232
4.000%, 12/5/23	155,000	161,214
3.375%, 8/12/24	75,000	75,370
3.875%, 7/20/25	80,000	82,345
5.125%, 7/20/45	65,000	74,584
Kroger Co. (The) 2.300%, 1/15/19	50,000	50,112
2.800%, 8/1/22	25,000	24,876
2.650%, 10/15/26 (x)	50,000	46,731
Sysco Corp. 2.600%, 10/1/20	50,000	50,222
3.250%, 7/15/27	50,000	50,038
Walgreen Co. 3.100%, 9/15/22	36,000	36,126
Walgreens Boots Alliance, Inc. 3.800%, 11/18/24	50,000	51,166
3.450%, 6/1/26	75,000	74,168
4.800%, 11/18/44	240,000	258,544
4.650%, 6/1/46	6,000	6,334
Wal-Mart Stores, Inc. 3.250%, 10/25/20	36,000	37,041
1.900%, 12/15/20	75,000	74,300
2.550%, 4/11/23	54,000	54,130
3.300%, 4/22/24	37,000	38,469
2.650%, 12/15/24	50,000	49,925

		1,470,147

Food Products (0.2%)
Archer-Daniels-Midland Co. 2.500%, 8/11/26	50,000	47,723
Conagra Brands, Inc. 3.200%, 1/25/23	29,000	29,207
Danone SA 2.589%, 11/2/23§	600,000	582,700
General Mills, Inc. 5.650%, 2/15/19	45,000	46,701
2.600%, 10/12/22	25,000	24,755
JM Smucker Co. (The) 2.200%, 12/6/19	50,000	49,902
3.500%, 10/15/21	36,000	37,001
Kellogg Co. 4.000%, 12/15/20	29,000	30,278
2.650%, 12/1/23	50,000	49,385
Kraft Heinz Foods Co. 3.500%, 6/6/22	91,000	93,433
3.950%, 7/15/25	100,000	103,059
4.375%, 6/1/46	155,000	153,205
Mead Johnson Nutrition Co. 4.900%, 11/1/19	36,000	37,580
Tyson Foods, Inc. 4.500%, 6/15/22	91,000	97,382
3.950%, 8/15/24	90,000	94,697
Unilever Capital Corp. 2.200%, 3/6/19	100,000	100,067

		1,577,075

Household Products (0.0%)
Clorox Co. (The) 3.500%, 12/15/24	25,000	25,729
Colgate-Palmolive Co. 3.250%, 3/15/24	62,000	63,666

See Notes to Financial Statements.

1350

EQ ADVISORS TRUST

MULTIMANAGER CORE BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

	Principal Amount	Value (Note 1)
Procter & Gamble Co. (The) 1.900%, 11/1/19	$50,000	$49,847
1.700%, 11/3/21	125,000	121,678

		260,920

Tobacco (0.4%)
Altria Group, Inc. 4.750%, 5/5/21	45,000	48,183
2.850%, 8/9/22	45,000	45,163
BAT Capital Corp. 2.764%, 8/15/22§	350,000	347,185
3.222%, 8/15/24§	50,000	49,949
3.557%, 8/15/27§	600,000	599,131
4.390%, 8/15/37§	165,000	173,651
Imperial Brands Finance plc 2.050%, 7/20/18§	600,000	600,012
Philip Morris International, Inc. 1.875%, 11/1/19	50,000	49,626
2.625%, 2/18/22	15,000	14,949
2.625%, 3/6/23	36,000	35,585
3.250%, 11/10/24	150,000	152,727
Reynolds American, Inc. 2.300%, 6/12/18	59,000	59,127
6.875%, 5/1/20	45,000	49,275
3.250%, 6/12/20	25,000	25,358
4.450%, 6/12/25	440,000	469,790

		2,719,711

Total Consumer Staples		8,700,925

Energy (1.6%)
Energy Equipment & Services (0.1%)
Baker Hughes a GE Co. LLC 3.337%, 12/15/27§	50,000	49,865
Halliburton Co. 3.500%, 8/1/23	50,000	51,384
3.800%, 11/15/25	550,000	568,766
Odebrecht Drilling Norbe VIII/IX Ltd. 6.350%, 6/30/21 (h)§	286,000	180,180
Schlumberger Holdings Corp. 3.000%, 12/21/20§	133,000	134,364

		984,559

Oil, Gas & Consumable Fuels (1.5%)
Anadarko Petroleum Corp. 8.700%, 3/15/19	54,000	57,785
5.550%, 3/15/26	50,000	56,101
Andeavor 3.800%, 4/1/28	15,000	15,021
Andeavor Logistics LP 3.500%, 12/1/22	25,000	24,828
Apache Corp. 3.250%, 4/15/22	26,000	26,292
2.625%, 1/15/23	108,000	105,910
4.250%, 1/15/44	315,000	307,342
Boardwalk Pipelines LP 5.750%, 9/15/19	36,000	37,730
BP Capital Markets plc 1.676%, 5/3/19	20,000	19,896
2.237%, 5/10/19	50,000	50,110
4.500%, 10/1/20	91,000	96,425
3.245%, 5/6/22	54,000	55,426
2.500%, 11/6/22	27,000	26,820
3.814%, 2/10/24	100,000	105,655
3.224%, 4/14/24	210,000	214,849
3.588%, 4/14/27	100,000	103,651
3.279%, 9/19/27	50,000	50,491
Buckeye Partners LP 4.875%, 2/1/21	36,000	37,807
Canadian Natural Resources Ltd. 2.950%, 1/15/23	50,000	49,856
Cenovus Energy, Inc. 5.700%, 10/15/19	20,000	21,012
3.000%, 8/15/22 (x)	15,000	14,869
4.250%, 4/15/27	150,000	149,310
Chevron Corp. 4.950%, 3/3/19	45,000	46,515
2.100%, 5/16/21	50,000	49,586
2.355%, 12/5/22	27,000	26,806
3.191%, 6/24/23	75,000	77,127
2.954%, 5/16/26	50,000	49,827
CNOOC Finance 2013 Ltd. 3.000%, 5/9/23	128,000	126,720
CNOOC Finance 2015 USA LLC 3.500%, 5/5/25	200,000	202,000
Columbia Pipeline Group, Inc. 3.300%, 6/1/20	100,000	101,624
Concho Resources, Inc. 4.375%, 1/15/25	50,000	52,031
3.750%, 10/1/27	310,000	313,069
4.875%, 10/1/47	45,000	49,177
ConocoPhillips Co. 4.200%, 3/15/21	40,000	42,039
3.350%, 11/15/24	50,000	51,814
Devon Energy Corp. 4.000%, 7/15/21	36,000	37,472
Ecopetrol SA 5.875%, 9/18/23	75,000	82,875
Enable Midstream Partners LP 2.400%, 5/15/19	25,000	24,867
Enbridge Energy Partners LP 9.875%, 3/1/19	45,000	48,701
Enbridge, Inc. 2.900%, 7/15/22	110,000	109,330
3.700%, 7/15/27	140,000	140,026
Encana Corp. 3.900%, 11/15/21	50,000	51,281
Energy Transfer LP 9.000%, 4/15/19	54,000	58,122
5.200%, 2/1/22	54,000	57,736
4.050%, 3/15/25	100,000	100,195
Enterprise Products Operating LLC 2.850%, 4/15/21	30,000	30,268
3.350%, 3/15/23	64,000	64,943
3.700%, 2/15/26	100,000	102,501
5.100%, 2/15/45	23,000	26,270
4.900%, 5/15/46	277,000	307,900
EOG Resources, Inc. 2.450%, 4/1/20	228,000	229,187
4.100%, 2/1/21	45,000	46,982
4.150%, 1/15/26	58,000	62,153
EQT Corp. 8.125%, 6/1/19	36,000	38,809
3.900%, 10/1/27	50,000	50,026

See Notes to Financial Statements.

1351

EQ ADVISORS TRUST

MULTIMANAGER CORE BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

	Principal Amount		Value (Note 1)
Exxon Mobil Corp. 1.708%, 3/1/19		$50,000	$49,857
1.819%, 3/15/19		225,000	224,627
2.222%, 3/1/21		20,000	19,952
2.397%, 3/6/22		100,000	100,072
3.043%, 3/1/26		50,000	50,750
4.114%, 3/1/46		81,000	90,309
Hess Corp. 5.800%, 4/1/47		235,000	259,917
Husky Energy, Inc. 4.000%, 4/15/24		100,000	104,977
Kerr-McGee Corp.
6.950%, 7/1/24		300,000	354,314
Kinder Morgan Energy Partners LP
6.850%, 2/15/20		45,000	48,889
5.000%, 10/1/21		45,000	48,202
3.950%, 9/1/22		45,000	46,402
4.250%, 9/1/24		75,000	77,801
Kinder Morgan, Inc.
3.050%, 12/1/19		50,000	50,434
4.300%, 6/1/25		300,000	312,724
5.050%, 2/15/46		350,000	362,976
Magellan Midstream Partners LP
6.550%, 7/15/19		27,000	28,667
Marathon Oil Corp.
2.800%, 11/1/22		36,000	35,617
Marathon Petroleum Corp.
5.125%, 3/1/21		27,000	29,144
5.850%, 12/15/45		75,000	87,459
MPLX LP
4.000%, 2/15/25		100,000	102,042
Nexen Energy ULC
6.400%, 5/15/37		76,000	99,180
Noble Energy, Inc.
4.150%, 12/15/21		45,000	47,151
Occidental Petroleum Corp.
3.400%, 4/15/26		100,000	102,695
Series 1 4.100%, 2/1/21		54,000	56,522
ONEOK Partners LP
3.375%, 10/1/22		36,000	36,251
Petrobras Global Finance BV
6.125%, 1/17/22		600,000	636,750
Petroleos Mexicanos
8.000%, 5/3/19		91,000	97,256
6.000%, 3/5/20 (x)		113,000	120,062
3.500%, 7/23/20		75,000	76,013
6.375%, 2/4/21		50,000	54,375
3.500%, 1/30/23		41,000	40,139
6.875%, 8/4/26 (x)		50,000	56,625
6.500%, 3/13/27§		215,000	235,425
Phillips 66
4.300%, 4/1/22		73,000	77,298
Phillips 66 Partners LP
3.550%, 10/1/26		25,000	24,775
Pioneer Natural Resources Co.
3.950%, 7/15/22		36,000	37,748
4.450%, 1/15/26		30,000	32,451
Plains All American Pipeline LP
2.600%, 12/15/19		25,000	24,795
5.000%, 2/1/21		36,000	37,692
4.500%, 12/15/26 (x)		50,000	50,830
Sabine Pass Liquefaction LLC
5.625%, 2/1/21		75,000	80,276
5.750%, 5/15/24		950,000	1,051,706
5.625%, 3/1/25		50,000	55,209
Spectra Energy Partners LP
4.750%, 3/15/24		50,000	53,930
Statoil ASA
2.900%, 11/8/20		60,000	60,893
Suncor Energy, Inc.
3.600%, 12/1/24		50,000	51,296
Sunoco Logistics Partners Operations LP
4.400%, 4/1/21		100,000	104,202
Total Capital International SA
2.875%, 2/17/22		45,000	45,669
3.750%, 4/10/24		75,000	79,334
Total Capital SA
4.125%, 1/28/21		36,000	37,874
TransCanada PipeLines Ltd.
7.125%, 1/15/19		73,000	76,698
2.500%, 8/1/22		32,000	31,744
Transcontinental Gas Pipe Line Co. LLC
7.850%, 2/1/26		75,000	95,792
Valero Energy Corp.
6.125%, 2/1/20		66,000	70,934
3.650%, 3/15/25		175,000	180,761
Western Gas Partners LP
4.650%, 7/1/26		25,000	25,938
Williams Partners LP
4.500%, 11/15/23		50,000	53,034
4.300%, 3/4/24		50,000	52,472

			11,122,092

Total Energy			12,106,651

Financials (14.7%)
Banks (7.6%)
Banco Espirito Santo SA
4.000%, 1/21/19 (h)(m)(r)	EUR	900,000	323,960
Banco Santander SA
3.125%, 2/23/23		$200,000	198,161
Bank of America Corp.
2.625%, 4/19/21		50,000	50,299
5.000%, 5/13/21		2,000	2,163
(ICE LIBOR USD 3 Month + 0.66%), 2.369%, 7/21/21 (k)		615,000	613,391
(ICE LIBOR USD 3 Month + 0.65%), 1.971%, 10/1/21 (k)		600,000	603,934
(ICE LIBOR USD 3 Month + 0.63%), 2.328%, 10/1/21 (k)		1,075,000	1,070,862
3.300%, 1/11/23		265,000	271,216
(ICE LIBOR USD 3 Month + 1.00%), 2.365%, 4/24/23 (k)		400,000	408,444
(ICE LIBOR USD 3 Month + 1.02%), 2.881%, 4/24/23 (k)		300,000	299,109
(ICE LIBOR USD 3 Month + 0.79%), 3.004%, 12/20/23 (k)§		2,148,000	2,150,567
4.125%, 1/22/24		62,000	66,060
4.000%, 4/1/24		50,000	52,920
4.000%, 1/22/25		75,000	77,840
3.875%, 8/1/25		327,000	344,330
3.500%, 4/19/26		330,000	337,906

See Notes to Financial Statements.

1352

EQ ADVISORS TRUST

MULTIMANAGER CORE BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

	Principal Amount		Value (Note 1)
3.248%, 10/21/27		$95,000	$94,040
(ICE LIBOR USD 3 Month + 1.51%), 3.705%, 4/24/28 (k)		125,000	128,060
(ICE LIBOR USD 3 Month + 1.04%), 3.419%, 12/20/28 (k)§		307,000	306,825
Series L 2.600%, 1/15/19		26,000	26,138
2.250%, 4/21/20		383,000	383,026
3.950%, 4/21/25		100,000	103,476
4.183%, 11/25/27		280,000	291,982
Bank of Montreal
2.100%, 12/12/19		65,000	64,944
2.350%, 9/11/22		100,000	98,204
2.550%, 11/6/22		27,000	26,699
Bank of Nova Scotia (The)
2.050%, 6/5/19		125,000	124,750
1.875%, 4/26/21		600,000	588,522
(ICE LIBOR USD 3 Month + 2.65%), 4.650%, 10/12/22 (k)(y)		25,000	24,813
4.500%, 12/16/25		100,000	104,898
Barclays Bank plc
5.140%, 10/14/20		182,000	193,163
7.625%, 11/21/22		900,000	1,019,250
Barclays plc
(ICE LIBOR USD 3 Month + 2.11%), 3.520%, 8/10/21 (k)		900,000	942,570
(ICE LIBOR USD 3 Month + 1.63%), 2.975%, 1/10/23 (k)		600,000	620,080
3.684%, 1/10/23		200,000	202,568
3.250%, 2/12/27 (m)	GBP	500,000	705,805
4.950%, 1/10/47		$200,000	223,652
BB&T Corp.
5.250%, 11/1/19		54,000	56,832
2.450%, 1/15/20		109,000	109,364
2.750%, 4/1/22		200,000	201,274
2.850%, 10/26/24		25,000	24,858
BNP Paribas
3.250%, 3/3/23		45,000	45,608
BNP Paribas SA
5.000%, 1/15/21		91,000	97,455
2.950%, 5/23/22§		310,000	310,739
3.800%, 1/10/24 (x)§		200,000	206,575
Canadian Imperial Bank of Commerce
1.600%, 9/6/19		50,000	49,482
Capital One NA
(ICE LIBOR USD 3 Month + 1.15%), 2.572%, 8/17/18 (k)		1,000,000	1,004,872
2.950%, 7/23/21		250,000	251,548
CIT Group, Inc.
5.500%, 2/15/19§		67,000	69,010
5.375%, 5/15/20		600,000	633,000
Citibank NA
2.000%, 3/20/19		250,000	249,252
Citigroup, Inc.
1.800%, 2/5/18		158,000	157,959
1.700%, 4/27/18		600,000	598,938
2.550%, 4/8/19		402,000	403,807
2.500%, 7/29/19		371,000	371,981
2.450%, 1/10/20		100,000	99,860
2.650%, 10/26/20		125,000	125,696
2.700%, 3/30/21		300,000	300,788
2.900%, 12/8/21		360,000	361,297
(ICE LIBOR USD 3 Month + 0.96%), 2.327%, 4/25/22 (k)		700,000	708,322
2.750%, 4/25/22		750,000	746,332
2.700%, 10/27/22		50,000	49,430
3.375%, 3/1/23		50,000	50,830
3.500%, 5/15/23		105,000	106,509
3.875%, 10/25/23		75,000	78,223
3.750%, 6/16/24		75,000	77,335
4.000%, 8/5/24		50,000	51,820
3.875%, 3/26/25		112,000	114,615
4.400%, 6/10/25		100,000	105,438
3.400%, 5/1/26		100,000	100,650
(ICE LIBOR USD 3 Month + 1.56%), 3.887%, 1/10/28 (k)		65,000	67,052
(ICE LIBOR USD 3 Month + 1.39%), 3.668%, 7/24/28 (k)		480,000	486,134
4.125%, 7/25/28		335,000	344,663
Citizens Bank NA
2.250%, 3/2/20		295,000	294,435
2.650%, 5/26/22		300,000	297,295
Citizens Financial Group, Inc.
2.375%, 7/28/21		30,000	29,729
Comerica, Inc.
2.125%, 5/23/19		50,000	49,864
Commonwealth Bank of Australia
1.750%, 11/2/18		500,000	498,805
Cooperatieve Rabobank UA
2.250%, 1/14/19		250,000	250,636
3.875%, 2/8/22		91,000	95,529
Credit Agricole SA
3.250%, 10/4/24§		345,000	340,899
Credit Suisse Group Funding Guernsey Ltd.
2.750%, 3/26/20		250,000	250,811
3.800%, 9/15/22		500,000	514,738
3.750%, 3/26/25		1,000,000	1,019,915
4.550%, 4/17/26		250,000	267,417
Dexia Credit Local SA
2.375%, 9/20/22§		900,000	889,821
Fifth Third Bancorp
2.875%, 7/27/20		100,000	101,082
Fifth Third Bank
2.250%, 6/14/21		300,000	296,494
HSBC Bank USA NA
4.875%, 8/24/20		182,000	192,135
HSBC Holdings plc
2.650%, 1/5/22		566,000	561,746
4.000%, 3/30/22		91,000	95,064
(ICE LIBOR USD 3 Month + 1.06%), 3.262%, 3/13/23 (k)		200,000	202,581
4.300%, 3/8/26		200,000	212,524
(USD ICE Swap Rate 5 Year + 3.75%), 6.000%, 5/22/27 (k)(y)		210,000	218,925
(ICE LIBOR USD 3 Month + 1.55%), 4.041%, 3/13/28 (k)		200,000	207,795
Huntington Bancshares, Inc.
7.000%, 12/15/20		9,000	10,091
3.150%, 3/14/21		100,000	101,606

See Notes to Financial Statements.

1353

EQ ADVISORS TRUST

MULTIMANAGER CORE BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

	Principal Amount		Value (Note 1)
Industrial & Commercial Bank of China Ltd.
2.957%, 11/8/22		$250,000	$247,593
Intesa Sanpaolo SpA
3.125%, 7/14/22§		300,000	297,718
5.017%, 6/26/24§		209,000	213,703
JPMorgan Chase & Co.
6.300%, 4/23/19		91,000	95,795
2.750%, 6/23/20		550,000	554,382
4.400%, 7/22/20		82,000	86,104
4.625%, 5/10/21		91,000	96,865
3.250%, 9/23/22		64,000	65,312
2.972%, 1/15/23		810,000	814,125
3.200%, 1/25/23		54,000	54,965
(ICE LIBOR USD 3 Month + 0.94%), 2.776%, 4/25/23 (k)		50,000	49,741
2.700%, 5/18/23		50,000	49,609
3.875%, 2/1/24		100,000	105,239
3.875%, 9/10/24		50,000	51,819
(ICE LIBOR USD 3 Month + 1.16%), 3.220%, 3/1/25 (k)		55,000	55,436
3.900%, 7/15/25		274,000	286,543
2.950%, 10/1/26		100,000	97,931
4.125%, 12/15/26		125,000	131,266
(ICE LIBOR USD 3 Month + 1.34%), 3.782%, 2/1/28 (k)		125,000	129,040
(ICE LIBOR USD 3 Month + 1.38%), 3.540%, 5/1/28 (k)		175,000	177,406
(ICE LIBOR USD 3 Month + 1.36%), 3.882%, 7/24/38 (k)		425,000	436,298
KeyBank NA
2.500%, 12/15/19		250,000	250,660
Korea Development Bank (The)
1.375%, 9/12/19		250,000	244,305
4.625%, 11/16/21		50,000	52,885
Kreditanstalt fuer Wiederaufbau
1.500%, 2/6/19		125,000	124,381
4.875%, 6/17/19		91,000	94,719
1.500%, 9/9/19		150,000	149,732
4.000%, 1/27/20		91,000	94,445
1.750%, 3/31/20		225,000	223,083
1.875%, 6/30/20		125,000	124,136
2.750%, 9/8/20		57,000	57,845
2.750%, 10/1/20		100,000	101,504
1.875%, 12/15/20		50,000	49,512
1.500%, 6/15/21 (x)		100,000	97,469
1.750%, 9/15/21		50,000	49,035
2.000%, 11/30/21		150,000	148,208
2.625%, 1/25/22		91,000	93,064
2.125%, 6/15/22 (x)		100,000	98,939
2.125%, 1/17/23		118,000	116,222
2.500%, 11/20/24		125,000	124,885
Landwirtschaftliche Rentenbank
2.000%, 1/13/25		75,000	72,296
1.750%, 7/27/26		75,000	70,098
Series 29 1.375%, 10/23/19		21,000	20,750
Series 37 2.500%, 11/15/27		50,000	49,353
Lloyds Banking Group plc
4.500%, 11/4/24		200,000	209,904
Mitsubishi UFJ Financial Group, Inc.
2.950%, 3/1/21		200,000	201,739
2.998%, 2/22/22		247,000	248,360
2.665%, 7/25/22		50,000	49,441
Mizuho Financial Group, Inc.
2.953%, 2/28/22		730,000	730,185
3.663%, 2/28/27		200,000	204,355
MUFG Americas Holdings Corp.
3.500%, 6/18/22		45,000	46,148
National Australia Bank Ltd.
1.875%, 7/12/21		250,000	243,653
Nordea Hypotek AB
Series 5530 2.250%, 6/19/19	SEK	27,300,000	3,447,905
Nordea Kredit Realkreditaktieselskab
1.000%, 10/1/18	DKK	17,700,000	2,882,534
Series CC2 1.000%, 4/1/18		8,000,000	1,294,055
Oesterreichische Kontrollbank AG
1.625%, 3/12/19		$50,000	49,760
1.500%, 10/21/20		75,000	73,507
PNC Bank NA
1.450%, 7/29/19		250,000	246,528
2.625%, 2/17/22		125,000	125,108
PNC Financial Services Group, Inc. (The)
4.375%, 8/11/20		36,000	37,753
3.900%, 4/29/24		75,000	78,767
Regions Financial Corp.
3.200%, 2/8/21		50,000	50,871
Royal Bank of Canada
2.125%, 3/2/20		100,000	99,538
2.350%, 10/30/20		100,000	99,789
4.650%, 1/27/26		75,000	80,792
Royal Bank of Scotland Group plc
(ICE LIBOR USD 3 Month + 1.47%), 2.886%, 5/15/23 (k)(x)		395,000	401,469
(ICE LIBOR USD 3 Month + 1.48%), 3.498%, 5/15/23 (k)		270,000	270,211
3.875%, 9/12/23		200,000	203,163
Royal Bank of Scotland plc (The)
6.934%, 4/9/18 (m)	EUR	400,000	489,299
Santander Holdings USA, Inc.
2.700%, 5/24/19		$400,000	400,899
3.700%, 3/28/22 (x)§		75,000	75,915
3.400%, 1/18/23§		285,000	283,646
4.500%, 7/17/25		50,000	52,006
Santander UK Group Holdings plc
2.875%, 10/16/20		150,000	150,394
2.875%, 8/5/21		846,000	843,286
Santander UK plc
4.000%, 3/13/24		50,000	52,587
Sumitomo Mitsui Banking Corp.
(ICE LIBOR USD 3 Month + 0.67%), 2.027%, 10/19/18 (k)		1,000,000	1,003,493
Sumitomo Mitsui Financial Group, Inc.
2.934%, 3/9/21		100,000	100,968
2.784%, 7/12/22		100,000	99,366
2.778%, 10/18/22		25,000	24,774

See Notes to Financial Statements.

1354

EQ ADVISORS TRUST

MULTIMANAGER CORE BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

	Principal Amount	Value (Note 1)
3.784%, 3/9/26	$100,000	$103,838
3.364%, 7/12/27	100,000	100,442
3.352%, 10/18/27 (x)	100,000	100,159
Sumitomo Mitsui Trust Bank Ltd.
2.050%, 3/6/19§	1,000,000	997,539
1.950%, 9/19/19§	600,000	595,816
SunTrust Bank
2.450%, 8/1/22	100,000	98,333
Svenska Handelsbanken AB
1.500%, 9/6/19	250,000	247,347
Toronto-Dominion Bank (The)
1.450%, 8/13/19	50,000	49,436
1.900%, 10/24/19	75,000	74,550
2.250%, 11/5/19 (x)	50,000	50,011
2.500%, 12/14/20	100,000	100,292
2.500%, 1/18/22 §	700,000	697,308
UBS Group Funding Switzerland AG
2.650%, 2/1/22§	400,000	395,332
4.125%, 9/24/25§	200,000	210,063
4.253%, 3/23/28§	200,000	210,539
UniCredit SpA
(USD ICE Swap Rate 5 Year + 3.70%), 5.861%, 6/19/32 (k)§	403,000	429,759
US Bancorp
2.950%, 7/15/22	209,000	211,470
3.700%, 1/30/24	75,000	79,056
Series V 2.375%, 7/22/26	150,000	141,225
Series X 3.150%, 4/27/27	90,000	90,416
Wells Fargo & Co.
2.600%, 7/22/20	67,000	67,349
2.550%, 12/7/20	162,000	162,532
4.600%, 4/1/21	75,000	79,731
2.100%, 7/26/21	600,000	588,809
(ICE LIBOR USD 3 Month + 0.93%), 2.343%, 2/11/22 (k)	400,000	406,761
3.500%, 3/8/22	36,000	37,021
2.625%, 7/22/22	605,000	599,552
3.000%, 2/19/25	100,000	98,930
3.550%, 9/29/25	100,000	102,315
3.000%, 4/22/26	50,000	49,092
3.000%, 10/23/26	100,000	97,912
4.300%, 7/22/27	100,000	106,145
(ICE LIBOR USD 3 Month + 1.31%), 3.584%, 5/22/28 (k)	75,000	76,372
3.900%, 5/1/45	99,000	101,594
Series M 3.450%, 2/13/23	54,000	55,036
Wells Fargo Bank NA
2.150%, 12/6/19	125,000	124,811
Westpac Banking Corp.
1.650%, 5/13/19	50,000	49,677
4.875%, 11/19/19	54,000	56,562
2.100%, 5/13/21	50,000	49,355
2.800%, 1/11/22 (x)	100,000	100,711
2.500%, 6/28/22	50,000	49,596
2.700%, 8/19/26	75,000	72,150

		58,633,640

Capital Markets (2.4%)
Affiliated Managers Group, Inc.
4.250%, 2/15/24	50,000	52,608
Ameriprise Financial, Inc.
5.300%, 3/15/20	36,000	38,188
Ares Capital Corp.
3.625%, 1/19/22	50,000	50,193
Bank of New York Mellon Corp. (The)
5.450%, 5/15/19	36,000	37,660
(ICE LIBOR USD 3 Month + 0.87%), 2.292%, 8/17/20(k)	400,000	406,332
2.600%, 8/17/20	450,000	453,171
4.150%, 2/1/21	36,000	37,856
2.450%, 8/17/26	75,000	71,075
Series 0012 3.650%, 2/4/24	50,000	52,567
BlackRock, Inc.
3.500%, 3/18/24	50,000	52,141
Series 2 5.000%, 12/10/19	36,000	37,888
Cboe Global Markets, Inc.
1.950%, 6/28/19	30,000	29,846
Charles Schwab Corp. (The)
2.650%, 1/25/23	50,000	49,941
CME Group, Inc.
3.000%, 3/15/25	75,000	76,211
Credit Suisse AG
2.300%, 5/28/19	250,000	250,446
4.375%, 8/5/20	146,000	152,895
Credit Suisse Group AG
4.282%, 1/9/28§	250,000	260,804
Deutsche Bank AG
(ICE LIBOR USD 3 Month + 1.91%), 3.320%, 5/10/19(k)	300,000	305,718
(ICE LIBOR USD 3 Month + 0.97%), 2.329%, 7/13/20 (k)	400,000	402,052
2.700%, 7/13/20	50,000	49,736
3.125%, 1/13/21	50,000	50,264
4.250%, 10/14/21	725,000	751,056
3.300%, 11/16/22	700,000	695,519
4.100%, 1/13/26	50,000	50,971
Goldman Sachs Group, Inc. (The)
2.625%, 1/31/19	394,000	395,632
7.500%, 2/15/19	471,000	497,834
2.300%, 12/13/19	40,000	39,908
5.375%, 3/15/20	127,000	134,667
(ICE LIBOR USD 3 Month + 1.16%), 2.522%, 4/23/20 (k)	500,000	507,925
2.600%, 4/23/20	126,000	126,146
2.750%, 9/15/20	59,000	59,326
(ICE LIBOR USD 3 Month + 1.20%), 2.788%, 9/15/20 (k)	500,000	509,865
2.600%, 12/27/20	100,000	100,010
5.250%, 7/27/21	132,000	143,062
2.350%, 11/15/21	295,000	290,392
5.750%, 1/24/22	75,000	82,925
(ICE LIBOR USD 3 Month + 0.82%), 2.876%, 10/31/22 (k)	475,000	473,092
(ICE LIBOR USD 3 Month + 1.05%), 2.908%, 6/5/23 (k)	100,000	99,298
4.000%, 3/3/24	92,000	96,334
3.500%, 1/23/25	100,000	101,272
3.750%, 5/22/25	100,000	102,789
(ICE LIBOR USD 3 Month + 1.20%), 3.272%, 9/29/25 (k)	100,000	99,540
3.500%, 11/16/26	65,000	65,124
(ICE LIBOR USD 3 Month + 1.51%), 3.691%, 6/5/28 (k)	65,000	65,793

See Notes to Financial Statements.

1355

EQ ADVISORS TRUST

MULTIMANAGER CORE BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

	Principal Amount	Value (Note 1)
ING Bank NV
2.050%, 8/17/18§	$1,000,000	$999,870
Intercontinental Exchange, Inc.
2.750%, 12/1/20	100,000	101,185
3.750%, 12/1/25	30,000	31,572
Jefferies Group LLC
8.500%, 7/15/19	54,000	58,818
5.125%, 1/20/23	18,000	19,480
Lazard Group LLC
4.250%, 11/14/20	62,000	64,650
Lehman Brothers Holdings, Inc.
5.625%, 1/24/13 (h)*	5,000,000	242,000
Series 1 0.000%, 12/30/16 (h)*	10,200,000	446,250
Moody’s Corp.
2.750%, 12/15/21	149,000	149,151
Morgan Stanley
2.125%, 4/25/18	1,000,000	1,000,380
7.300%, 5/13/19	218,000	232,421
2.375%, 7/23/19	75,000	75,101
2.650%, 1/27/20	150,000	150,687
2.800%, 6/16/20	219,000	220,766
2.500%, 4/21/21	45,000	44,843
5.500%, 7/28/21	27,000	29,521
2.625%, 11/17/21	80,000	79,540
(ICE LIBOR USD 3 Month + 1.18%), 2.543%, 1/20/22 (k)	600,000	613,787
2.750%, 5/19/22	650,000	647,053
3.750%, 2/25/23	172,000	178,371
4.100%, 5/22/23	27,000	28,118
3.700%, 10/23/24	250,000	256,782
4.000%, 7/23/25	80,000	83,801
3.875%, 1/27/26	65,000	67,558
3.125%, 7/27/26	625,000	614,784
(ICE LIBOR USD 3 Month + 1.34%), 3.591%, 7/22/28 (k)	200,000	201,735
(ICE LIBOR USD 3 Month + 1.46%), 3.971%, 7/22/38 (k)	420,000	433,736
Series 3NC2
(ICE LIBOR USD 3 Month + 0.80%), 2.213%, 2/14/20 (k)	200,000	201,673
Series F 3.875%, 4/29/24	75,000	78,168
Nasdaq, Inc.
3.850%, 6/30/26	100,000	103,039
Nomura Holdings, Inc.
6.700%, 3/4/20	37,000	40,023
Northern Trust Corp.
3.450%, 11/4/20	36,000	37,255
(ICE LIBOR USD 3 Month + 1.13%), 3.375%, 5/8/32 (k)	105,000	105,208
State Street Corp.
2.650%, 5/19/26	70,000	68,038
TD Ameritrade Holding Corp. 3.300%, 4/1/27	30,000	30,477
Thomson Reuters Corp. 4.700%, 10/15/19	27,000	27,984
3.350%, 5/15/26	30,000	29,755
UBS AG
(ICE LIBOR USD 3 Month+ 0.32%), 1.835%, 12/7/18(k)§	400,000	400,507
(ICE LIBOR USD 3 Month + 0.32%), 1.799%, 5/28/19(k)§	200,000	200,066
(ICE LIBOR USD 3 Month + 0.58%), 2.103%, 6/8/20(k)§	600,000	603,034
4.875%, 8/4/20	170,000	180,006
2.450%, 12/1/20§	400,000	398,725
7.625%, 8/17/22	400,000	468,000
(USD Swap Semi 5 Year + 3.77%), 4.750%, 5/22/23 (k)(m)	400,000	403,000

		18,852,990

Consumer Finance (1.7%)
AerCap Ireland Capital DAC 3.750%, 5/15/19	150,000	152,438
4.625%, 10/30/20	230,000	241,213
3.500%, 5/26/22	340,000	344,127
Ally Financial, Inc. 8.000%, 3/15/20	804,000	888,420
American Express Co. 7.000%, 3/19/18	2,048,000	2,070,177
8.125%, 5/20/19	45,000	48,627
2.200%, 10/30/20	50,000	49,637
3.000%, 10/30/24	25,000	24,827
American Express Credit Corp. 2.125%, 3/18/19	50,000	49,992
1.875%, 5/3/19	60,000	59,853
2.250%, 8/15/19	198,000	198,329
1.700%, 10/30/19	115,000	113,978
3.300%, 5/3/27	95,000	96,123
American Honda Finance Corp. 2.000%, 11/13/19	25,000	24,913
1.950%, 7/20/20	100,000	98,997
2.450%, 9/24/20	50,000	50,065
Capital One Financial Corp. 2.450%, 4/24/19	75,000	75,202
3.300%, 10/30/24	100,000	99,524
Caterpillar Financial Services Corp. 7.150%, 2/15/19	36,000	37,995
1.350%, 5/18/19	150,000	148,527
1.700%, 8/9/21	50,000	48,645
Discover Financial Services 5.200%, 4/27/22	27,000	29,092
3.950%, 11/6/24	75,000	76,453
4.100%, 2/9/27	92,000	94,013
Ford Motor Credit Co. LLC 2.375%, 1/16/18	2,609,000	2,609,217
2.681%, 1/9/20	200,000	200,311
5.875%, 8/2/21	182,000	199,916
3.219%, 1/9/22	280,000	281,386
4.250%, 9/20/22	200,000	209,365
4.389%, 1/8/26	200,000	209,452
General Motors Financial Co., Inc. 3.100%, 1/15/19	36,000	36,163
2.350%, 10/4/19	100,000	99,697
3.200%, 7/13/20	600,000	607,275
2.450%, 11/6/20	50,000	49,580
3.700%, 11/24/20	97,000	99,503
4.200%, 3/1/21	50,000	52,045
3.200%, 7/6/21	415,000	418,369
3.450%, 1/14/22	100,000	101,319
3.450%, 4/10/22	75,000	75,928
3.150%, 6/30/22	280,000	279,742
3.500%, 11/7/24	50,000	49,774
4.000%, 1/15/25	223,000	228,574

See Notes to Financial Statements.

1356

EQ ADVISORS TRUST

MULTIMANAGER CORE BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

	Principal Amount	Value (Note 1)
5.250%, 3/1/26	$50,000	$55,078
HSBC Finance Corp. 6.676%, 1/15/21	29,000	32,218
John Deere Capital Corp. 3.150%, 10/15/21	54,000	55,354
2.650%, 6/24/24	25,000	24,732
LeasePlan Corp. NV 2.875%, 1/22/19§	500,000	497,689
Navient Corp. 8.450%, 6/15/18	300,000	307,875
4.875%, 6/17/19	400,000	406,750
PACCAR Financial Corp. 2.050%, 11/13/20	25,000	24,798
Synchrony Financial 2.600%, 1/15/19	76,000	76,254
3.000%, 8/15/19	37,000	37,341
2.700%, 2/3/20	48,000	48,117
4.250%, 8/15/24	37,000	38,491
4.500%, 7/23/25	94,000	98,568
3.700%, 8/4/26	50,000	49,649
Toyota Motor Credit Corp. 1.950%, 4/17/20	50,000	49,682
1.900%, 4/8/21	100,000	98,307
2.750%, 5/17/21	50,000	50,488
3.400%, 9/15/21	54,000	55,719
3.200%, 1/11/27	100,000	101,770

		13,037,663

Diversified Financial Services (0.5%)
Berkshire Hathaway, Inc. 2.200%, 3/15/21	20,000	19,929
3.000%, 2/11/23	75,000	76,455
3.125%, 3/15/26	35,000	35,349
Block Financial LLC 5.500%, 11/1/22	36,000	38,623
Doric Nimrod Air Finance Alpha Ltd. Pass-Through Trust, Class A
Series 2012-1 A 5.125%, 11/30/22§	136,893	142,369
GE Capital International Funding Co. Unlimited Co.
2.342%, 11/15/20	200,000	198,985
4.418%, 11/15/35	210,000	226,957
Jefferies Finance LLC 7.500%, 4/15/21§	500,000	517,500
National Rural Utilities Cooperative Finance Corp.
2.850%, 1/27/25	100,000	98,919
Nationwide Building Society
(USD ICE Swap Rate 5 Year + 1.85%), 4.125%, 10/18/32(k)§	250,000	248,116
ORIX Corp.
2.900%, 7/18/22	100,000	99,446
Private Export Funding Corp.
Series II 2.050%, 11/15/22	46,000	45,249
Series LL 2.250%, 3/15/20(x)	75,000	75,171
Rio Oil Finance Trust
Series 2014-1 9.250%, 7/6/24§	283,365	305,325
Shell International Finance BV 1.375%, 5/10/19	50,000	49,543
1.375%, 9/12/19	50,000	49,352
4.300%, 9/22/19	36,000	37,286
4.375%, 3/25/20	36,000	37,646
2.125%, 5/11/20	75,000	74,736
2.375%, 8/21/22	36,000	35,703
3.400%, 8/12/23	75,000	78,072
2.875%, 5/10/26	50,000	49,869
2.500%, 9/12/26	50,000	48,353
4.125%, 5/11/35	176,000	191,858
3.625%, 8/21/42	51,000	50,781
3.750%, 9/12/46	145,000	146,683
US Capital Funding II Ltd.
(ICE LIBOR USD 3 Month + 0.75%), 2.127%, 8/1/34(k)§	700,000	616,701
Voya Financial, Inc. 3.650%, 6/15/26	50,000	50,352
Woodside Finance Ltd. 3.650%, 3/5/25§	5,000	5,069

		3,650,397

Insurance (0.4%)
Aflac, Inc. 3.625%, 11/15/24	125,000	130,309
Allstate Corp. (The) 7.450%, 5/16/19	36,000	38,446
4.200%, 12/15/46	76,000	82,401
American Financial Group, Inc. 3.500%, 8/15/26	15,000	14,877
American International Group, Inc.
6.400%, 12/15/20	91,000	100,795
4.875%, 6/1/22	36,000	39,030
3.750%, 7/10/25	500,000	515,408
3.875%, 1/15/35	55,000	55,160
Aon Corp. 5.000%, 9/30/20	36,000	38,301
Aon plc 4.750%, 5/15/45	24,000	26,614
AXIS Specialty Finance LLC 5.875%, 6/1/20	27,000	28,863
Berkshire Hathaway Finance Corp.
1.700%, 3/15/19	30,000	29,870
4.250%, 1/15/21	54,000	57,123
Brighthouse Financial, Inc. 3.700%, 6/22/27§	50,000	49,211
Chubb INA Holdings, Inc. 5.900%, 6/15/19	36,000	37,911
3.350%, 5/3/26	75,000	76,412
CNA Financial Corp. 5.875%, 8/15/20	54,000	58,263
Hanover Insurance Group, Inc. (The)
4.500%, 4/15/26	50,000	52,213
Hartford Financial Services Group, Inc. (The) 5.500%, 3/30/20	36,000	38,338
Loews Corp. 3.750%, 4/1/26	50,000	51,720
Markel Corp. 3.500%, 11/1/27	25,000	24,736
Marsh & McLennan Cos., Inc. 2.350%, 9/10/19	37,000	37,077
4.800%, 7/15/21	36,000	38,738
3.750%, 3/14/26	16,000	16,676
4.350%, 1/30/47	11,000	12,192
MetLife, Inc. 4.750%, 2/8/21	91,000	97,158
4.600%, 5/13/46	80,000	90,792

See Notes to Financial Statements.

1357

EQ ADVISORS TRUST

MULTIMANAGER CORE BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

	Principal Amount		Value (Note 1)
Montpelier Re Holdings Ltd. 4.700%, 10/15/22		$36,000	$37,916
New York Life Global Funding 2.900%, 1/17/24§		400,000	401,174
Principal Financial Group, Inc. 4.300%, 11/15/46		100,000	106,931
Progressive Corp. (The) 3.750%, 8/23/21		46,000	47,946
Protective Life Corp. 7.375%, 10/15/19		36,000	39,007
Prudential Financial, Inc. 3.500%, 5/15/24		50,000	51,920
(ICE LIBOR USD 3 Month + 4.18%), 5.875%, 9/15/42 (k)		27,000	29,565
(ICE LIBOR USD 3 Month + 2.38%), 4.500%, 9/15/47 (k)(x)		70,000	70,700
Travelers Cos., Inc. (The) 4.600%, 8/1/43		73,000	84,447
4.000%, 5/30/47		95,000	101,016
Trinity Acquisition plc 4.400%, 3/15/26		50,000	53,003
Unum Group 5.625%, 9/15/20		36,000	38,729
Willis North America, Inc. 3.600%, 5/15/24 (x)		323,000	326,380
XLIT Ltd. 4.450%, 3/31/25		75,000	76,481

			3,303,849

Thrifts & Mortgage Finance (2.1%)
BPCE SA 2.750%, 12/2/21		250,000	250,623
3.000%, 5/22/22§		250,000	249,890
BRFkredit A/S Series 321E 1.000%, 4/1/18	DKK	18,700,000	3,024,928
1.000%, 10/1/18		3,300,000	537,461
Nykredit Realkredit A/S Series 12H 2.000%, 7/1/18		1,800,000	293,486
Series 13H 1.000%, 4/1/18		23,400,000	3,785,204
1.000%, 7/1/18		17,000,000	2,758,325
Series 13HH 1.000%, 10/1/18 (m)		12,700,000	2,068,413
Realkredit Danmark A/S Series 10f 1.000%, 4/1/18		12,500,000	2,022,011
Series 10T 2.000%, 4/1/18		2,800,000	454,024
Sveriges Sakerstallda Obligationer AB
Series 140 4.000%, 9/18/19	SEK	4,000,000	522,352

			15,966,717

Total Financials			113,445,256

Health Care (1.8%)
Biotechnology (0.5%)
AbbVie, Inc. 2.500%, 5/14/20		$254,000	254,600
2.900%, 11/6/22		210,000	210,514
3.600%, 5/14/25		175,000	179,662
4.500%, 5/14/35		629,000	691,200
Amgen, Inc. 6.150%, 6/1/18		11,000	11,187
2.125%, 5/1/20		160,000	159,035
3.450%, 10/1/20		54,000	55,404
2.650%, 5/11/22		100,000	99,517
3.625%, 5/15/22		45,000	46,569
3.625%, 5/22/24		50,000	52,066
4.400%, 5/1/45		119,000	128,702
Baxalta, Inc.
(ICE LIBOR USD 3 Month + 0.78%), 2.438%, 6/22/18 (k)		500,000	501,175
4.000%, 6/23/25		275,000	283,367
Biogen, Inc. 2.900%, 9/15/20		100,000	101,226
Celgene Corp. 2.250%, 5/15/19		50,000	49,896
2.750%, 2/15/23		50,000	49,273
3.875%, 8/15/25		100,000	103,457
Gilead Sciences, Inc. 2.350%, 2/1/20		76,000	76,328
2.550%, 9/1/20		50,000	50,423
4.500%, 4/1/21		54,000	57,608
1.950%, 3/1/22		15,000	14,614
2.500%, 9/1/23		72,000	70,752
3.650%, 3/1/26		125,000	129,665
4.600%, 9/1/35		26,000	29,334
4.000%, 9/1/36		270,000	284,145
4.500%, 2/1/45		59,000	65,397
4.150%, 3/1/47		108,000	114,399

			3,869,515

Health Care Equipment & Supplies (0.5%)
Abbott Laboratories 2.350%, 11/22/19		35,000	34,974
4.125%, 5/27/20		36,000	37,447
2.800%, 9/15/20		68,000	68,450
2.900%, 11/30/21		50,000	50,292
3.250%, 4/15/23		27,000	27,324
3.400%, 11/30/23		50,000	50,809
2.950%, 3/15/25		100,000	98,143
3.875%, 9/15/25		22,000	22,764
3.750%, 11/30/26		650,000	666,998
Becton Dickinson and Co. 2.133%, 6/6/19		325,000	323,902
2.675%, 12/15/19		55,000	55,119
2.404%, 6/5/20		20,000	19,886
3.250%, 11/12/20		54,000	54,816
2.894%, 6/6/22		320,000	318,110
3.700%, 6/6/27		50,000	50,305
4.685%, 12/15/44		21,000	22,928
Boston Scientific Corp. 2.650%, 10/1/18		146,000	146,564
6.000%, 1/15/20		36,000	38,489
3.375%, 5/15/22		1,000,000	1,015,122

See Notes to Financial Statements.

1358

EQ ADVISORS TRUST

MULTIMANAGER CORE BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

	Principal Amount	Value (Note 1)
Medtronic, Inc. 4.450%, 3/15/20	$54,000	$56,415
3.150%, 3/15/22	100,000	102,303
3.500%, 3/15/25	100,000	103,970
4.375%, 3/15/35	130,000	146,171
Stryker Corp. 2.000%, 3/8/19	50,000	49,842
4.375%, 1/15/20	36,000	37,373
3.500%, 3/15/26	50,000	51,587
4.625%, 3/15/46	46,000	52,296
Zimmer Biomet Holdings, Inc. 4.625%, 11/30/19	27,000	28,067
2.700%, 4/1/20	100,000	99,889

		3,830,355

Health Care Providers & Services (0.3%)
Aetna, Inc. 2.800%, 6/15/23	100,000	98,349
4.500%, 5/15/42	68,000	72,365
4.125%, 11/15/42	33,000	33,429
4.750%, 3/15/44	31,000	33,903
3.875%, 8/15/47	100,000	98,335
AmerisourceBergen Corp. 3.450%, 12/15/27	50,000	49,536
Anthem, Inc. 1.875%, 1/15/18	360,000	359,977
2.300%, 7/15/18	173,000	173,452
4.350%, 8/15/20	118,000	123,352
2.950%, 12/1/22	100,000	100,087
Cardinal Health, Inc. 3.500%, 11/15/24	50,000	50,195
3.410%, 6/15/27	75,000	73,341
Cigna Corp. 5.125%, 6/15/20	39,000	41,264
3.250%, 4/15/25	169,000	170,298
Coventry Health Care, Inc. 5.450%, 6/15/21	28,000	30,240
Express Scripts Holding Co. 3.000%, 7/15/23	100,000	99,022
3.500%, 6/15/24	50,000	50,432
Humana, Inc. 3.850%, 10/1/24	50,000	51,964
Kaiser Foundation Hospitals 4.150%, 5/1/47	86,000	92,357
Laboratory Corp. of America Holdings 2.625%, 2/1/20	40,000	40,111
4.625%, 11/15/20	45,000	47,421
3.750%, 8/23/22	20,000	20,696
McKesson Corp. 2.700%, 12/15/22	27,000	26,738
2.850%, 3/15/23	36,000	35,859
3.796%, 3/15/24	50,000	51,831
Medco Health Solutions, Inc. 4.125%, 9/15/20	45,000	46,673
Quest Diagnostics, Inc. 3.450%, 6/1/26	30,000	30,090
UnitedHealth Group, Inc. 2.700%, 7/15/20	71,000	71,701
2.875%, 3/15/23	27,000	27,200
3.750%, 7/15/25	75,000	79,161
3.450%, 1/15/27	50,000	51,508
2.950%, 10/15/27	100,000	99,986
4.625%, 7/15/35	16,000	18,710
3.950%, 10/15/42	63,000	65,943
4.200%, 1/15/47	26,000	28,243

		2,543,769

Life Sciences Tools & Services (0.1%)
Agilent Technologies, Inc. 3.050%, 9/22/26	60,000	57,766
Life Technologies Corp. 6.000%, 3/1/20	36,000	38,505
Thermo Fisher Scientific, Inc. 3.300%, 2/15/22	50,000	51,138
3.000%, 4/15/23	70,000	70,112
4.150%, 2/1/24	163,000	173,333
3.650%, 12/15/25	229,000	236,090
2.950%, 9/19/26	30,000	29,161

		656,105

Pharmaceuticals (0.4%)
Actavis, Inc. 3.250%, 10/1/22	536,000	536,186
Allergan Funding SCS 3.000%, 3/12/20	100,000	100,929
3.800%, 3/15/25	399,000	406,342
Allergan, Inc. 3.375%, 9/15/20	45,000	45,777
AstraZeneca plc 2.375%, 11/16/20	75,000	74,887
3.125%, 6/12/27	75,000	74,210
Eli Lilly & Co. 3.100%, 5/15/27	24,000	24,344
GlaxoSmithKline Capital plc 2.850%, 5/8/22	45,000	45,660
GlaxoSmithKline Capital, Inc. 2.800%, 3/18/23	36,000	36,188
Johnson & Johnson 2.950%, 9/1/20	36,000	36,764
2.450%, 12/5/21	25,000	25,138
2.450%, 3/1/26	125,000	122,027
Merck & Co., Inc. 2.400%, 9/15/22	27,000	26,858
2.800%, 5/18/23	62,000	62,303
2.750%, 2/10/25	50,000	49,702
3.600%, 9/15/42	80,000	82,367
Mylan NV 2.500%, 6/7/19	30,000	29,977
3.150%, 6/15/21	50,000	50,316
3.950%, 6/15/26	50,000	50,420
Novartis Capital Corp. 2.400%, 5/17/22	100,000	99,617
3.400%, 5/6/24	50,000	51,881
Novartis Securities Investment Ltd. 5.125%, 2/10/19	64,000	66,094
Pfizer, Inc. 1.950%, 6/3/21	125,000	123,598
3.400%, 5/15/24	50,000	52,121
2.750%, 6/3/26	50,000	49,398
4.000%, 12/15/36	250,000	272,975
Sanofi 4.000%, 3/29/21	36,000	37,822

See Notes to Financial Statements.

1359

EQ ADVISORS TRUST

MULTIMANAGER CORE BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

	Principal Amount	Value (Note 1)
Shire Acquisitions Investments Ireland DAC 1.900%, 9/23/19	$50,000	$49,529
2.400%, 9/23/21	125,000	122,975
3.200%, 9/23/26	50,000	48,742
Teva Pharmaceutical Finance Co. BV 2.950%, 12/18/22	36,000	32,130
Teva Pharmaceutical Finance IV BV 3.650%, 11/10/21	45,000	42,894
Teva Pharmaceutical Finance Netherlands III BV 1.700%, 7/19/19	20,000	19,431
2.200%, 7/21/21	100,000	91,619
2.800%, 7/21/23 (x)	30,000	25,988
Zoetis, Inc. 3.000%, 9/12/27	50,000	48,905

		3,116,114

Total Health Care		14,015,858

Industrials (1.1%)
Aerospace & Defense (0.2%)
BAE Systems Holdings, Inc. 2.850%, 12/15/20§	31,000	31,142
4.750%, 10/7/44§	7,000	7,863
Boeing Co. (The) 2.350%, 10/30/21	62,000	62,121
Embraer Netherlands Finance BV 5.400%, 2/1/27	35,000	37,537
General Dynamics Corp. 2.250%, 11/15/22	62,000	61,125
L3 Technologies, Inc. 4.950%, 2/15/21	73,000	77,760
Lockheed Martin Corp. 2.500%, 11/23/20	75,000	75,312
3.350%, 9/15/21	45,000	46,193
3.550%, 1/15/26	87,000	90,434
3.600%, 3/1/35	85,000	84,766
4.500%, 5/15/36	15,000	16,735
4.070%, 12/15/42	52,000	54,182
4.090%, 9/15/52	47,000	49,124
Northrop Grumman Corp. 3.250%, 8/1/23	75,000	76,585
2.930%, 1/15/25	315,000	313,306
3.850%, 4/15/45	50,000	50,354
Raytheon Co. 4.400%, 2/15/20	73,000	76,228
Rockwell Collins, Inc. 5.250%, 7/15/19	18,000	18,797
3.200%, 3/15/24	75,000	75,523
Textron, Inc. 4.000%, 3/15/26	25,000	26,140
United Technologies Corp. 1.778%, 5/4/18 (e)	216,000	215,903
4.500%, 4/15/20	36,000	37,701
3.100%, 6/1/22	54,000	54,980
3.125%, 5/4/27	50,000	49,927
4.150%, 5/15/45	60,000	63,711
4.050%, 5/4/47	150,000	156,951

		1,910,400

Air Freight & Logistics (0.1%)
FedEx Corp. 8.000%, 1/15/19	36,000	38,164
4.900%, 1/15/34	99,000	112,094
3.900%, 2/1/35	90,000	91,787
United Parcel Service, Inc. 3.125%, 1/15/21	54,000	55,417
2.050%, 4/1/21	25,000	24,832
2.500%, 4/1/23	25,000	24,800
2.400%, 11/15/26	50,000	47,882

		394,976

Airlines (0.1%)
Delta Air Lines, Inc. 2.875%, 3/13/20	488,000	490,440
2.600%, 12/4/20	75,000	74,745
3.625%, 3/15/22	500,000	509,400
Southwest Airlines Co. 2.750%, 11/6/19	25,000	25,140

		1,099,725

Building Products (0.1%)
Johnson Controls International plc 4.250%, 3/1/21	56,000	58,653
5.125%, 9/14/45	90,000	106,128
LafargeHolcim Finance US LLC 4.750%, 9/22/46§	200,000	210,738
Masco Corp. 3.500%, 4/1/21	30,000	30,413
4.375%, 4/1/26	20,000	21,078

		427,010

Commercial Services & Supplies (0.1%)
Pitney Bowes, Inc. 4.125%, 5/15/22	182,000	167,212
4.625%, 3/15/24 (x)	100,000	93,500
Republic Services, Inc. 5.500%, 9/15/19	27,000	28,394
5.250%, 11/15/21	36,000	39,139
3.375%, 11/15/27	15,000	15,120
Waste Management, Inc. 2.900%, 9/15/22	36,000	36,206
3.150%, 11/15/27	50,000	49,748
3.900%, 3/1/35	201,000	210,997

		640,316

Construction & Engineering (0.0%)
ABB Finance USA, Inc. 2.875%, 5/8/22	36,000	36,614
Odebrecht 6.625%, 10/1/22 (h)	587,020	236,275

		272,889

Electrical Equipment (0.0%)
Eaton Corp. 2.750%, 11/2/22	101,000	101,061
Emerson Electric Co. 4.875%, 10/15/19	45,000	47,000
Rockwell Automation, Inc. 2.875%, 3/1/25	75,000	73,879

		221,940

See Notes to Financial Statements.

1360

EQ ADVISORS TRUST

MULTIMANAGER CORE BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

	Principal Amount	Value (Note 1)
Industrial Conglomerates (0.1%)
3M Co. 1.625%, 6/15/19	$50,000	$49,727
2.875%, 10/15/27	75,000	74,412
General Electric Co. 5.300%, 2/11/21	54,000	58,093
3.150%, 9/7/22	54,000	54,922
2.700%, 10/9/22	64,000	63,871
3.100%, 1/9/23	75,000	76,071
4.500%, 3/11/44	135,000	149,240
Honeywell International, Inc. 1.800%, 10/30/19	30,000	29,864
4.250%, 3/1/21	45,000	47,415
3.812%, 11/21/47§	35,000	36,511
Ingersoll-Rand Luxembourg Finance SA
4.650%, 11/1/44	14,000	15,550
Roper Technologies, Inc. 2.800%, 12/15/21	100,000	100,027
3.800%, 12/15/26	30,000	30,940

		786,643

Machinery (0.1%)
Caterpillar, Inc. 3.400%, 5/15/24	35,000	36,183
CNH Industrial Capital LLC 3.375%, 7/15/19	10,000	10,098
4.375%, 11/6/20	10,000	10,370
4.875%, 4/1/21	10,000	10,501
3.875%, 10/15/21	5,000	5,107
4.375%, 4/5/22	10,000	10,360
Deere & Co. 2.600%, 6/8/22	91,000	91,032
Dover Corp. 3.150%, 11/15/25	50,000	50,562
Illinois Tool Works, Inc. 2.650%, 11/15/26	50,000	48,803
Kennametal, Inc. 3.875%, 2/15/22	27,000	27,115
Parker-Hannifin Corp. 3.250%, 3/1/27	100,000	100,676
Stanley Black & Decker, Inc. 2.900%, 11/1/22	36,000	36,315
Xylem, Inc. 4.375%, 11/1/46	14,000	15,008

		452,130

Professional Services (0.0%)
Equifax, Inc. 3.300%, 12/15/22	36,000	35,757

Road & Rail (0.2%)
Burlington Northern Santa Fe LLC 4.700%, 10/1/19	91,000	94,781
3.400%, 9/1/24	50,000	51,800
4.150%, 4/1/45	32,000	34,796
4.700%, 9/1/45	30,000	35,215
4.125%, 6/15/47	100,000	111,008
Canadian National Railway Co. 5.550%, 3/1/19	64,000	66,427
Canadian Pacific Railway Co. 7.250%, 5/15/19	36,000	38,385
CSX Corp. 3.700%, 11/1/23	50,000	51,957
4.250%, 11/1/66	74,000	74,586
ERAC USA Finance LLC 2.600%, 12/1/21§	400,000	393,884
Norfolk Southern Corp. 5.900%, 6/15/19	36,000	37,826
2.900%, 6/15/26	35,000	34,425
4.050%, 8/15/52§	47,000	48,683
Ryder System, Inc. 2.875%, 9/1/20	50,000	50,374
Union Pacific Corp. 2.750%, 4/15/23	62,000	62,419
3.250%, 8/15/25	100,000	102,607
3.375%, 2/1/35	29,000	29,163
3.600%, 9/15/37	95,000	97,966
3.875%, 2/1/55	102,000	103,483

		1,519,785

Trading Companies & Distributors (0.1%)
Air Lease Corp. 2.125%, 1/15/20	50,000	49,577
2.625%, 7/1/22	215,000	211,485
3.000%, 9/15/23	50,000	49,649
Aviation Capital Group LLC 2.875%, 9/17/18§	145,000	145,000
GATX Corp. 2.600%, 3/30/20	41,000	40,982
3.250%, 9/15/26	50,000	48,778
3.850%, 3/30/27	48,000	48,873

		594,344

Total Industrials		8,355,915

Information Technology (2.1%)
Communications Equipment (0.1%)
Cisco Systems, Inc. 4.950%, 2/15/19	50,000	51,604
2.125%, 3/1/19	75,000	75,083
2.450%, 6/15/20	100,000	100,561
1.850%, 9/20/21	100,000	97,960
2.500%, 9/20/26	50,000	48,273
Harris Corp. 2.700%, 4/27/20	108,000	108,333
Juniper Networks, Inc. 3.300%, 6/15/20 (x)	35,000	35,282

		517,096

Electronic Equipment, Instruments & Components (0.0%)
Allegion US Holding Co., Inc. 3.550%, 10/1/27	50,000	49,669
Amphenol Corp. 3.200%, 4/1/24	64,000	64,222
Arrow Electronics, Inc. 3.250%, 9/8/24	50,000	48,961
Avnet, Inc. 5.875%, 6/15/20	45,000	47,983
Keysight Technologies, Inc. 4.600%, 4/6/27	75,000	79,063
Tyco Electronics Group SA 3.450%, 8/1/24	20,000	20,480
3.125%, 8/15/27	45,000	44,355

		354,733

See Notes to Financial Statements.

1361

EQ ADVISORS TRUST

MULTIMANAGER CORE BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

	Principal Amount	Value (Note 1)
Internet Software & Services (0.1%)
Alibaba Group Holding Ltd. 2.500%, 11/28/19	$200,000	$200,028
Alphabet, Inc. 3.625%, 5/19/21	36,000	37,627
Baidu, Inc. 2.875%, 7/6/22	200,000	198,017
eBay, Inc. 3.250%, 10/15/20	36,000	36,624
2.600%, 7/15/22	45,000	44,553

		516,849

IT Services (0.1%)
Automatic Data Processing, Inc. 2.250%, 9/15/20	50,000	49,987
DXC Technology Co. 2.875%, 3/27/20	68,000	68,285
Fidelity National Information Services, Inc. 3.625%, 10/15/20	49,000	50,333
3.000%, 8/15/26	50,000	48,127
4.500%, 8/15/46	42,000	43,886
Fiserv, Inc. 4.625%, 10/1/20	36,000	37,986
International Business Machines Corp. 2.500%, 1/27/22 (x)	100,000	99,783
1.875%, 8/1/22	91,000	88,089
3.450%, 2/19/26 (x)	100,000	103,261
Mastercard, Inc. 2.950%, 11/21/26	50,000	49,886
Total System Services, Inc. 4.800%, 4/1/26	159,000	172,522
Visa, Inc. 2.200%, 12/14/20	100,000	99,839
3.150%, 12/14/25	100,000	102,255
4.150%, 12/14/35	104,000	114,836

		1,129,075

Semiconductors & Semiconductor Equipment (0.5%)
Analog Devices, Inc. 3.900%, 12/15/25	16,000	16,728
3.500%, 12/5/26	220,000	222,862
5.300%, 12/15/45	17,000	20,238
Applied Materials, Inc. 2.625%, 10/1/20	50,000	50,472
3.300%, 4/1/27	124,000	125,572
4.350%, 4/1/47	72,000	80,678
Broadcom Corp. 2.375%, 1/15/20§	842,000	835,899
3.000%, 1/15/22§	725,000	718,373
3.625%, 1/15/24§	139,000	138,102
3.875%, 1/15/27§	100,000	98,461
Intel Corp. 2.450%, 7/29/20	30,000	30,227
2.350%, 5/11/22	100,000	99,580
2.700%, 12/15/22	45,000	45,322
3.700%, 7/29/25	100,000	105,501
KLA-Tencor Corp. 4.125%, 11/1/21	28,000	29,214
4.650%, 11/1/24	50,000	54,052
Lam Research Corp. 2.750%, 3/15/20	61,000	61,439
2.800%, 6/15/21	77,000	77,339
Maxim Integrated Products, Inc. 3.450%, 6/15/27	25,000	25,159
QUALCOMM, Inc. 2.250%, 5/20/20	100,000	99,515
2.600%, 1/30/23	210,000	203,896
3.250%, 5/20/27	75,000	73,159
4.800%, 5/20/45	34,000	36,539
Texas Instruments, Inc. 1.750%, 5/1/20	100,000	98,955
Xilinx, Inc. 2.950%, 6/1/24	120,000	119,039

		3,466,321

Software (0.6%)
Activision Blizzard, Inc. 3.400%, 6/15/27	10,000	10,052
Adobe Systems, Inc. 4.750%, 2/1/20	21,000	22,049
Autodesk, Inc. 3.600%, 12/15/22	36,000	36,663
3.500%, 6/15/27	220,000	216,318
CA, Inc. 3.600%, 8/15/22	100,000	100,926
Microsoft Corp. 4.200%, 6/1/19	54,000	55,669
1.100%, 8/8/19	40,000	39,422
1.850%, 2/6/20	50,000	49,694
2.000%, 11/3/20	75,000	74,651
1.550%, 8/8/21	75,000	73,014
2.375%, 2/12/22	75,000	74,864
2.375%, 5/1/23	102,000	101,042
2.700%, 2/12/25	75,000	74,790
2.400%, 8/8/26	100,000	96,446
3.300%, 2/6/27	100,000	103,152
3.500%, 2/12/35	170,000	176,643
3.450%, 8/8/36	270,000	278,197
3.700%, 8/8/46	74,000	76,970
4.250%, 2/6/47	320,000	364,707
Oracle Corp. 1.900%, 9/15/21	770,000	756,001
2.500%, 10/15/22	73,000	72,768
2.625%, 2/15/23	70,000	70,005
3.400%, 7/8/24	75,000	77,642
2.950%, 11/15/24	75,000	75,485
2.950%, 5/15/25	100,000	100,331
2.650%, 7/15/26	45,000	43,806
3.250%, 5/15/30	101,000	101,194
3.900%, 5/15/35	91,000	96,787
4.000%, 7/15/46	107,000	113,498
4.375%, 5/15/55	54,000	60,151
VMware, Inc. 2.300%, 8/21/20	885,000	877,615
3.900%, 8/21/27	100,000	100,714

		4,571,266

Technology Hardware, Storage & Peripherals (0.7%)
Apple, Inc. 1.700%, 2/22/19	100,000	99,654
1.800%, 11/13/19	50,000	49,746

See Notes to Financial Statements.

1362

EQ ADVISORS TRUST

MULTIMANAGER CORE BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

	Principal Amount	Value (Note 1)
2.000%, 11/13/20	$25,000	$24,838
2.250%, 2/23/21	150,000	149,790
2.150%, 2/9/22	100,000	98,777
2.400%, 5/3/23	136,000	134,354
3.000%, 2/9/24	153,000	154,964
2.850%, 5/11/24	760,000	762,439
3.250%, 2/23/26	110,000	112,199
3.350%, 2/9/27	50,000	51,211
2.900%, 9/12/27	600,000	592,470
3.450%, 2/9/45	42,000	40,976
4.650%, 2/23/46	258,000	299,061
Dell International LLC 3.480%, 6/1/19§	235,000	238,041
4.420%, 6/15/21§	550,000	573,667
5.450%, 6/15/23§	360,000	389,556
6.020%, 6/15/26§	140,000	154,065
EMC Corp. 2.650%, 6/1/20	500,000	493,125
Hewlett Packard Enterprise Co. 2.850%, 10/5/18	170,000	170,951
2.100%, 10/4/19§	225,000	223,103
3.600%, 10/15/20	255,000	260,113
4.900%, 10/15/25	50,000	52,740
HP, Inc. 3.750%, 12/1/20	37,000	37,844
4.375%, 9/15/21	45,000	47,277
Xerox Corp. 3.625%, 3/15/23	50,000	48,891
3.800%, 5/15/24 (x)	50,000	49,284

		5,309,136

Total Information Technology		15,864,476

Materials (0.5%)
Chemicals (0.2%)
Agrium, Inc. 3.150%, 10/1/22	36,000	36,179
4.125%, 3/15/35	30,000	30,909
Air Products & Chemicals, Inc. 4.375%, 8/21/19	36,000	37,199
Albemarle Corp. 4.150%, 12/1/24	100,000	105,980
Celanese US Holdings LLC 5.875%, 6/15/21	10,000	10,947
4.625%, 11/15/22	10,000	10,642
Dow Chemical Co. (The) 8.550%, 5/15/19	56,000	60,638
3.000%, 11/15/22	27,000	27,155
3.500%, 10/1/24	75,000	77,045
4.375%, 11/15/42	26,000	27,143
4.625%, 10/1/44	44,000	47,745
Eastman Chemical Co. 3.600%, 8/15/22	45,000	46,222
4.800%, 9/1/42	38,000	42,408
Ecolab, Inc. 4.350%, 12/8/21	36,000	38,256
EI du Pont de Nemours & Co. 2.200%, 5/1/20	60,000	59,820
3.625%, 1/15/21	64,000	66,098
2.800%, 2/15/23	45,000	44,783
LYB International Finance BV 4.000%, 7/15/23	36,000	37,553
LYB International Finance II BV 3.500%, 3/2/27	100,000	99,951
Methanex Corp. 3.250%, 12/15/19	36,000	35,943
Monsanto Co. 2.125%, 7/15/19	50,000	49,741
2.200%, 7/15/22	18,000	17,416
3.600%, 7/15/42	71,000	65,629
Mosaic Co. (The) 3.250%, 11/15/22 (x)	50,000	49,464
Potash Corp. of Saskatchewan, Inc. 4.875%, 3/30/20	27,000	28,245
PPG Industries, Inc. 3.600%, 11/15/20	27,000	27,734
Praxair, Inc. 4.500%, 8/15/19	36,000	37,359
2.700%, 2/21/23	36,000	36,012
RPM International, Inc. 6.125%, 10/15/19	36,000	38,267
Sherwin-Williams Co. (The) 2.750%, 6/1/22	50,000	49,737
3.450%, 6/1/27	75,000	76,057
4.000%, 12/15/42	25,000	24,994
4.500%, 6/1/47	45,000	48,853

		1,492,124

Construction Materials (0.0%)
CRH America, Inc. 5.750%, 1/15/21	45,000	48,466

Containers & Packaging (0.1%)
Bemis Co., Inc. 6.800%, 8/1/19	36,000	38,407
International Paper Co. 4.750%, 2/15/22	75,000	80,608
3.650%, 6/15/24	67,000	69,056
4.800%, 6/15/44	9,000	9,795
4.350%, 8/15/48	280,000	291,936
Packaging Corp. of America 3.900%, 6/15/22	36,000	37,480
3.400%, 12/15/27	35,000	35,052
WestRock RKT Co. 3.500%, 3/1/20	59,000	60,054

		622,388

Metals & Mining (0.2%)
Anglo American Capital plc 3.625%, 9/11/24§	200,000	198,470
Barrick Gold Corp. 5.250%, 4/1/42	110,000	128,538
Barrick North America Finance LLC 4.400%, 5/30/21	11,000	11,634
BHP Billiton Finance USA Ltd. 2.875%, 2/24/22	27,000	27,369
5.000%, 9/30/43	100,000	122,334
Glencore Funding LLC 4.000%, 3/27/27§	220,000	220,366
Goldcorp, Inc. 3.625%, 6/9/21	35,000	35,739
Newmont Mining Corp. 3.500%, 3/15/22	120,000	122,386
4.875%, 3/15/42	90,000	99,294

See Notes to Financial Statements.

1363

EQ ADVISORS TRUST

MULTIMANAGER CORE BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

	Principal Amount	Value (Note 1)
Nucor Corp. 5.200%, 8/1/43	$47,000	$56,773
Reliance Steel & Aluminum Co. 4.500%, 4/15/23	36,000	37,948
Rio Tinto Finance USA plc 2.875%, 8/21/22	2,000	2,027
4.125%, 8/21/42	70,000	75,116
Vale Overseas Ltd. 5.875%, 6/10/21	125,000	136,426

		1,274,420

Paper & Forest Products (0.0%)
Fibria Overseas Finance Ltd. 5.500%, 1/17/27 (x)	25,000	26,781
Georgia-Pacific LLC 7.375%, 12/1/25	65,000	82,474

		109,255

Total Materials		3,546,653

Real Estate (1.1%)
Equity Real Estate Investment Trusts (REITs) (1.1%)
Alexandria Real Estate Equities, Inc. (REIT)
2.750%, 1/15/20	25,000	25,063
3.450%, 4/30/25	525,000	520,348
American Campus Communities Operating Partnership LP (REIT)
3.625%, 11/15/27	50,000	49,406
American Tower Corp. (REIT) 5.050%, 9/1/20	64,000	67,814
2.250%, 1/15/22	50,000	48,657
3.000%, 6/15/23	50,000	49,839
5.000%, 2/15/24	50,000	54,646
AvalonBay Communities, Inc. (REIT)
4.200%, 12/15/23	50,000	53,106
Boston Properties LP (REIT) 5.875%, 10/15/19	54,000	56,894
2.750%, 10/1/26	50,000	46,940
Brandywine Operating Partnership LP (REIT)
3.950%, 2/15/23	500,000	509,468
3.950%, 11/15/27	25,000	24,685
Brixmor Operating Partnership LP (REIT)
3.250%, 9/15/23	500,000	488,230
3.850%, 2/1/25	100,000	99,931
CC Holdings GS V LLC (REIT) 3.849%, 4/15/23	100,000	103,219
Corporate Office Properties LP (REIT)
5.000%, 7/1/25	100,000	106,933
Crown Castle International Corp. (REIT)
5.250%, 1/15/23	400,000	437,780
3.650%, 9/1/27	50,000	49,671
DDR Corp. (REIT) 4.625%, 7/15/22	27,000	28,393
Digital Realty Trust LP (REIT) 3.400%, 10/1/20	400,000	407,908
3.625%, 10/1/22	27,000	27,853
Duke Realty LP (REIT) 3.250%, 6/30/26	30,000	29,859
EPR Properties (REIT) 4.500%, 4/1/25	500,000	512,087
ERP Operating LP (REIT) 3.000%, 4/15/23	75,000	75,686
Essex Portfolio LP (REIT) 3.875%, 5/1/24	25,000	25,765
HCP, Inc. (REIT) 3.150%, 8/1/22	36,000	36,347
4.250%, 11/15/23	70,000	73,536
Hospitality Properties Trust (REIT) 4.950%, 2/15/27	70,000	73,759
Host Hotels & Resorts LP (REIT) Series C
4.750%, 3/1/23	36,000	38,348
Kilroy Realty LP (REIT) 3.450%, 12/15/24	25,000	24,967
4.375%, 10/1/25	1,000,000	1,049,888
Kimco Realty Corp. (REIT) 6.875%, 10/1/19	36,000	38,681
3.200%, 5/1/21	25,000	25,371
Liberty Property LP (REIT) 4.750%, 10/1/20	36,000	37,957
Life Storage LP (REIT) 3.875%, 12/15/27	25,000	24,906
National Retail Properties, Inc. (REIT)
3.800%, 10/15/22	27,000	27,799
Omega Healthcare Investors, Inc. (REIT)
4.375%, 8/1/23	400,000	405,199
4.500%, 1/15/25	500,000	499,267
Prologis LP (REIT) 4.250%, 8/15/23	50,000	53,607
Public Storage (REIT) 3.094%, 9/15/27	600,000	597,681
Realty Income Corp. (REIT) 3.250%, 10/15/22	100,000	101,634
Select Income REIT (REIT) 4.500%, 2/1/25	100,000	101,540
Simon Property Group LP (REIT) 2.350%, 1/30/22	50,000	49,465
3.300%, 1/15/26	75,000	75,301
3.375%, 6/15/27 (x)	75,000	75,237
SL Green Operating Partnership LP (REIT)
3.250%, 10/15/22	25,000	24,824
Ventas Realty LP (REIT) 4.250%, 3/1/22	40,000	42,014
3.250%, 8/15/22	36,000	36,342
VEREIT Operating Partnership LP (REIT)
3.000%, 2/6/19	10,000	10,039
4.125%, 6/1/21	5,000	5,186
4.600%, 2/6/24	10,000	10,437
4.875%, 6/1/26	10,000	10,587
Vornado Realty LP (REIT) 5.000%, 1/15/22	45,000	48,442
Washington REIT (REIT) 3.950%, 10/15/22	36,000	37,013
WEA Finance LLC (REIT) 3.250%, 10/5/20§	500,000	507,797
Weingarten Realty Investors (REIT) 3.375%, 10/15/22	54,000	54,270
Welltower, Inc. (REIT) 6.125%, 4/15/20	26,000	27,995
4.000%, 6/1/25	100,000	103,227
Weyerhaeuser Co. (REIT) 4.625%, 9/15/23	50,000	53,518

		8,282,362

See Notes to Financial Statements.

1364

EQ ADVISORS TRUST

MULTIMANAGER CORE BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

	Principal Amount	Value (Note 1)
Real Estate Management & Development (0.0%)
Ontario Teachers’ Cadillac Fairview Properties Trust 3.125%, 3/20/22§	$500,000	$505,176

Total Real Estate		8,787,538

Telecommunication Services (0.9%)
Diversified Telecommunication Services (0.7%)
AT&T, Inc. 5.875%, 10/1/19	36,000	38,126
3.200%, 3/1/22	35,000	35,362
2.850%, 2/14/23	50,000	50,114
3.400%, 8/14/24	125,000	124,480
3.950%, 1/15/25	50,000	51,189
3.400%, 5/15/25	150,000	147,691
4.250%, 3/1/27	320,000	326,298
3.900%, 8/14/27	140,000	139,441
4.100%, 2/15/28§	220,000	220,728
4.300%, 2/15/30§	130,000	129,501
5.250%, 3/1/37	99,000	104,507
5.150%, 2/14/50	470,000	474,304
Orange SA 2.750%, 2/6/19	25,000	25,145
5.375%, 7/8/19	36,000	37,653
SFR Group SA 7.375%, 5/1/26§	300,000	309,000
Sprint Capital Corp. 6.900%, 5/1/19	500,000	525,000
Telefonica Emisiones SAU 5.134%, 4/27/20	33,000	34,853
5.462%, 2/16/21	45,000	48,582
Verizon Communications, Inc. (ICE LIBOR USD 3 Month + 0.55%), 1.996%, 5/22/20 (k)	1,520,000	1,526,816
4.600%, 4/1/21	91,000	96,594
2.946%, 3/15/22	465,000	468,018
2.450%, 11/1/22 (x)	36,000	35,249
5.150%, 9/15/23	175,000	194,558
4.150%, 3/15/24	100,000	105,032
4.125%, 3/16/27	365,000	380,277
4.500%, 8/10/33	190,000	198,881
4.400%, 11/1/34	50,000	50,944

		5,878,343

Wireless Telecommunication Services (0.2%)
America Movil SAB de CV 5.000%, 3/30/20	100,000	105,250
Rogers Communications, Inc. 4.100%, 10/1/23	50,000	52,588
5.000%, 3/15/44	19,000	21,746
Sprint Communications, Inc. 7.000%, 8/15/20	500,000	530,000
Sprint Spectrum Co. LLC 3.360%, 9/20/21§	560,625	562,727
Vodafone Group plc 5.450%, 6/10/19	54,000	56,364
2.500%, 9/26/22	45,000	44,479
2.950%, 2/19/23	45,000	45,229

		1,418,383

Total Telecommunication Services		7,296,726

Utilities (1.4%)
Electric Utilities (1.1%)
American Electric Power Co., Inc. 2.150%, 11/13/20	25,000	24,888
3.200%, 11/13/27 (x)	25,000	24,822
Avangrid, Inc. 3.150%, 12/1/24	25,000	24,831
Baltimore Gas & Electric Co. 3.500%, 8/15/46	47,000	46,454
DTE Electric Co. 2.650%, 6/15/22	45,000	45,004
Duke Energy Carolinas LLC 4.300%, 6/15/20	34,000	35,755
2.500%, 3/15/23	50,000	49,547
Duke Energy Corp. 5.050%, 9/15/19	36,000	37,646
2.650%, 9/1/26	75,000	71,853
4.800%, 12/15/45	110,000	127,932
3.750%, 9/1/46	135,000	132,901
Duke Energy Progress LLC 5.300%, 1/15/19	45,000	46,440
3.250%, 8/15/25	50,000	50,876
Emera US Finance LP 2.150%, 6/15/19	122,000	121,462
2.700%, 6/15/21	152,000	151,372
3.550%, 6/15/26	50,000	50,178
Enel Finance International NV 2.875%, 5/25/22§	235,000	233,876
3.625%, 5/25/27§	220,000	218,351
3.500%, 4/6/28§	430,000	420,110
Entergy Arkansas, Inc. 3.750%, 2/15/21	924,000	960,524
Entergy Corp. 2.950%, 9/1/26	120,000	116,407
Entergy Texas, Inc. 7.125%, 2/1/19	45,000	47,282
Eversource Energy Series L 2.900%, 10/1/24	150,000	148,349
Exelon Corp. 2.850%, 6/15/20	140,000	141,134
5.150%, 12/1/20	45,000	47,889
2.450%, 4/15/21	26,000	25,882
3.950%, 6/15/25	75,000	78,103
4.950%, 6/15/35	24,000	27,555
4.450%, 4/15/46	270,000	293,760
FirstEnergy Corp. Series B 4.250%, 3/15/23	515,000	542,602
3.900%, 7/15/27	100,000	102,906
Series C 4.850%, 7/15/47	135,000	151,077
Fortis, Inc. 3.055%, 10/4/26	75,000	72,331
Georgia Power Co. 5.400%, 6/1/18	54,000	54,789
Indiana Michigan Power Co. 7.000%, 3/15/19	45,000	47,458
ITC Holdings Corp. 3.350%, 11/15/27§	25,000	24,969

See Notes to Financial Statements.

1365

EQ ADVISORS TRUST

MULTIMANAGER CORE BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

	Principal Amount		Value (Note 1)
LG&E & KU Energy LLC 3.750%, 11/15/20		$54,000	$55,781
MidAmerican Energy Co. 4.400%, 10/15/44		44,000	50,073
Nevada Power Co. 7.125%, 3/15/19		54,000	57,112
NextEra Energy Capital Holdings, Inc. 2.800%, 1/15/23		75,000	74,907
3.625%, 6/15/23		50,000	51,429
3.550%, 5/1/27		25,000	25,422
(ICE LIBOR USD 3 Month + 2.41%), 4.800%, 12/1/77 (k)		1,000,000	1,002,500
Northern States Power Co. 3.400%, 8/15/42		80,000	79,762
NSTAR Electric Co. 2.375%, 10/15/22		45,000	44,285
Oncor Electric Delivery Co. LLC 4.550%, 12/1/41		60,000	69,772
Pacific Gas & Electric Co. 3.500%, 10/1/20		45,000	46,142
3.400%, 8/15/24		50,000	51,491
3.300%, 12/1/27§		225,000	222,384
PacifiCorp 5.500%, 1/15/19		45,000	46,557
PECO Energy Co. 1.700%, 9/15/21		100,000	97,166
PPL Capital Funding, Inc. 3.100%, 5/15/26		50,000	49,155
Public Service Co. of Colorado 3.200%, 11/15/20		45,000	46,230
Public Service Electric & Gas Co. 3.050%, 11/15/24		50,000	50,415
Southern California Edison Co. Series C 3.500%, 10/1/23		50,000	51,794
Southern Co. (The) 2.350%, 7/1/21		650,000	645,598
2.950%, 7/1/23		25,000	24,997
3.250%, 7/1/26		100,000	98,582
4.400%, 7/1/46		135,000	142,827
Trans-Allegheny Interstate Line Co. 3.850%, 6/1/25§		136,000	140,866
Virginia Electric & Power Co. 4.450%, 2/15/44		39,000	44,168
Series A 3.500%, 3/15/27		164,000	169,333
Series B 4.200%, 5/15/45		81,000	88,498
Series C 2.750%, 3/15/23		50,000	49,972
Wisconsin Electric Power Co. 2.950%, 9/15/21		45,000	45,529
Wisconsin Power & Light Co. 3.050%, 10/15/27		75,000	75,330
Xcel Energy, Inc. 3.350%, 12/1/26		100,000	101,310

			8,596,702

Gas Utilities (0.1%)
CenterPoint Energy Resources Corp.
4.500%, 1/15/21		54,000	56,780
Dominion Energy Gas Holdings LLC
3.600%, 12/15/24		100,000	103,032
4.600%, 12/15/44		114,000	124,989
National Fuel Gas Co. 3.950%, 9/15/27		50,000	49,951

			334,752

Independent Power and Renewable Electricity Producers (0.0%)
PSEG Power LLC 5.125%, 4/15/20		36,000	38,117
TransAlta Corp. 4.500%, 11/15/22		27,000	27,388

			65,505

Multi-Utilities (0.2%)
Ameren Corp. 2.700%, 11/15/20		50,000	50,279
Berkshire Hathaway Energy Co. 3.750%, 11/15/23		50,000	52,190
Consolidated Edison Co. of New York, Inc.
Series B 3.125%, 11/15/27		25,000	25,251
Consumers Energy Co. 6.700%, 9/15/19		45,000	48,364
3.375%, 8/15/23		87,000	89,581
Dominion Energy, Inc. 2.579%, 7/1/20		135,000	134,944
4.104%, 4/1/21 (e)		40,000	41,510
(ICE LIBOR USD 3 Month + 3.06%), 5.750%, 10/1/54 (k)		50,000	53,875
Series B 2.750%, 9/15/22		45,000	44,903
NiSource Finance Corp. 2.650%, 11/17/22		20,000	19,872
3.490%, 5/15/27		115,000	117,454
Sempra Energy 9.800%, 2/15/19		64,000	69,280
(ICE LIBOR USD 3 Month + 0.45%), 2.038%, 3/15/21 (k)		600,000	600,483
2.875%, 10/1/22		32,000	31,892
Southern Co. Gas Capital Corp. 3.500%, 9/15/21		45,000	46,100

			1,425,978

Total Utilities			10,422,937

Total Corporate Bonds			218,827,795

Foreign Government Securities (1.7%)
Autonomous Community of Catalonia 4.750%, 6/4/18	EUR	600,000	729,017
Canadian Government Bond 1.625%, 2/27/19		$50,000	49,821
2.000%, 11/15/22		100,000	98,742
Export Development Canada 1.750%, 7/21/20		75,000	74,318
1.500%, 5/26/21		100,000	97,623
Export-Import Bank of Korea 4.000%, 1/29/21		182,000	187,396
2.750%, 1/25/22		100,000	98,890
FMS Wertmanagement AoeR 1.000%, 8/16/19		200,000	196,714

See Notes to Financial Statements.

1366

EQ ADVISORS TRUST

MULTIMANAGER CORE BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

	Principal Amount		Value (Note 1)
Iraq Government AID Bond 2.149%, 1/18/22		$200,000	$198,753
Japan Bank for International Cooperation
2.375%, 7/21/22		500,000	494,201
2.375%, 11/16/22		200,000	197,231
2.375%, 4/20/26		200,000	193,755
2.250%, 11/4/26		50,000	47,801
Japan Finance Organization for Municipalities
2.125%, 4/13/21§		500,000	491,591
Japan International Cooperation Agency
2.750%, 4/27/27		600,000	593,129
Province of Alberta Canada 2.200%, 7/26/22		100,000	98,240
Province of British Columbia 2.000%, 10/23/22		50,000	49,802
Province of Manitoba 2.050%, 11/30/20		100,000	99,127
Province of New Brunswick Canada
2.500%, 12/12/22		25,000	24,902
Province of Ontario 4.000%, 10/7/19		136,000	140,201
4.400%, 4/14/20		45,000	47,118
2.450%, 6/29/22 (x)		45,000	44,867
2.200%, 10/3/22		100,000	98,457
3.200%, 5/16/24		162,000	166,935
Province of Quebec 3.500%, 7/29/20		91,000	93,754
2.625%, 2/13/23		102,000	102,112
2.500%, 4/20/26		50,000	48,862
2.750%, 4/12/27		50,000	49,468
Republic of Chile 3.125%, 1/21/26		100,000	101,375
Republic of Colombia 4.000%, 2/26/24 (x)		200,000	207,500
3.875%, 4/25/27		390,000	397,312
Republic of Hungary 4.000%, 3/25/19		100,000	102,250
6.375%, 3/29/21		100,000	111,125
5.375%, 3/25/24		160,000	181,000
Republic of Korea 7.125%, 4/16/19		91,000	96,156
Republic of Panama 3.750%, 3/16/25		200,000	208,500
Republic of Peru 7.125%, 3/30/19		36,000	38,340
7.350%, 7/21/25		200,000	259,500
4.125%, 8/25/27 (x)		75,000	81,656
6.150%, 8/12/32 (m)	PEN	4,900,000	1,599,409
Republic of Philippines 4.000%, 1/15/21		$136,000	142,460
5.500%, 3/30/26		260,000	307,125
Republic of Poland 6.375%, 7/15/19		136,000	144,160
5.125%, 4/21/21		45,000	48,769
4.000%, 1/22/24		75,000	79,969
Republic of Uruguay 8.000%, 11/18/22		45,000	54,281
4.375%, 10/27/27		200,000	215,500
Russian Federation 7.500%, 8/18/21	RUB	766,000	13,518
7.400%, 12/7/22		868,000	15,257
7.750%, 9/16/26		563,000	9,989
8.150%, 2/3/27		2,512,000	45,830
7.050%, 1/19/28		1,930,000	32,566
State of Israel 2.875%, 3/16/26		200,000	199,500
Svensk Exportkredit AB 2.375%, 3/9/22		200,000	199,654
Tokyo Metropolitan Government Bond
2.500%, 6/8/22§		900,000	889,136
United Mexican States 5.000%, 12/11/19	MXN	31,600,000	1,528,211
3.625%, 3/15/22		$192,000	198,576
4.000%, 10/2/23		150,000	156,487
4.150%, 3/28/27 (x)		908,000	939,326

Total Foreign Government Securities			13,417,264

Loan Participations (0.3%)
Financials (0.2%)
Consumer Finance (0.2%)
Delos Finance Sarl (ICE LIBOR USD 3 Month + 2.00%), 3.693%, 10/6/23 (k)		1,300,000	1,309,282

Total Financials			1,309,282

Industrials (0.1%)
Trading Companies & Distributors (0.1%)
Avolon Holdings Ltd. (ICE LIBOR USD 1 Month + 2.25%), 3.751%, 3/21/22 (h)(k)		597,000	592,206

Total Industrials			592,206

Total Loan Participations			1,901,488

Mortgage-Backed Securities (23.2%)
FHLMC 3.000%, 1/1/30		42,591	43,513
2.500%, 3/1/30		35,841	35,939
2.500%, 5/1/30		95,949	96,143
3.000%, 5/1/30		79,957	81,741
3.000%, 6/1/30		153,877	157,237
2.500%, 7/1/30		36,820	36,890
3.000%, 7/1/30		76,873	78,533
2.500%, 8/1/30		108,689	108,919
3.000%, 8/1/30		24,589	25,119
2.500%, 9/1/30		139,118	139,339
3.500%, 9/1/30		69,000	71,690
3.500%, 4/1/31		4,731	4,922
3.491%, 11/1/31 (l)		1,883	1,975
2.500%, 1/15/33 TBA		709,000	707,948
3.000%, 1/15/33 TBA		621,000	632,450
3.500%, 1/15/33 TBA		210,000	217,038
5.500%, 2/1/35		13,602	15,071
4.500%, 2/1/39		30,873	33,140
4.500%, 12/1/39		13,050	14,008
4.000%, 8/1/40		14,668	15,463
4.000%, 9/1/40		32,649	34,418
3.500%, 12/1/40		58,367	60,264
4.000%, 4/1/41		668	704
4.500%, 5/1/41		78,257	83,907
5.500%, 6/1/41		53,628	58,635
5.000%, 11/1/41		142,551	154,528

See Notes to Financial Statements.

1367

EQ ADVISORS TRUST

MULTIMANAGER CORE BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

	Principal Amount	Value (Note 1)
3.500%, 4/1/42	$90,036	$93,360
3.500%, 5/1/42	2,510	2,593
3.500%, 8/1/42	129,542	134,070
3.500%, 10/1/42	26,617	27,506
3.500%, 11/1/42	61,943	63,975
3.000%, 12/1/42	133,092	134,023
3.000%, 1/1/43	66,516	66,898
3.000%, 3/1/43	69,865	70,266
3.000%, 4/1/43	468,213	470,901
3.500%, 6/1/43	36,042	37,454
3.000%, 7/1/43	344,462	346,601
3.500%, 7/1/43	13,083	13,584
3.000%, 8/1/43	200,244	201,394
4.500%, 9/1/43	113,726	121,652
4.500%, 11/1/43	44,030	47,029
4.500%, 12/1/43	99,988	106,987
3.500%, 1/1/44	18,369	19,069
3.500%, 4/1/44	124,141	128,796
4.000%, 4/1/44	61,777	65,327
3.500%, 6/1/44	14,467	14,978
4.000%, 8/1/44	97,332	102,971
3.500%, 12/1/44	341,035	352,332
3.000%, 1/1/45	4,653,005	4,665,183
3.000%, 7/1/45	2,386,615	2,392,115
3.500%, 8/1/45	531,711	551,152
3.500%, 9/1/45	7,975	8,272
4.000%, 9/1/45	69,679	73,944
4.000%, 10/1/45	88,441	93,233
4.000%, 12/1/45	28,213	29,908
3.500%, 1/1/46	58,061	59,939
3.500%, 3/1/46	42,532	43,894
3.000%, 5/1/46	4,341,109	4,347,044
3.500%, 5/1/46	47,459	48,979
3.500%, 7/1/46	175,792	182,110
4.000%, 7/1/46	58,857	62,082
4.000%, 8/1/46	35,060	36,982
3.000%, 9/1/46	58,022	58,174
4.000%, 9/1/46	5,170	5,453
4.000%, 10/1/46	9,632	10,163
3.000%, 12/1/46	536,379	538,311
4.000%, 1/1/47	745,687	787,836
4.000%, 2/1/47	208,346	219,894
3.500%, 3/1/47	123,111	127,497
4.000%, 8/1/47	219,845	232,855
3.500%, 10/1/47	100,265	103,978
4.500%, 11/1/47	419,567	447,166
3.000%, 1/15/48 TBA	1,220,392	1,220,726
3.500%, 1/15/48 TBA	2,081,163	2,137,744
4.000%, 1/15/48 TBA	669,000	699,732
3.500%, 2/15/48 TBA	2,000,000	2,051,094
FNMA 4.000%, 4/1/23	457	472
5.000%, 2/1/24 (l)	113	120
4.000%, 9/1/25	27,453	28,643
4.000%, 1/1/26	55,244	57,639
4.000%, 4/1/26	17,500	18,303
4.000%, 7/1/26	69,746	72,945
4.000%, 8/1/26	37,657	39,384
3.191%, 1/1/28 (l)	12,472	12,880
3.500%, 3/1/29	47,179	48,911
3.000%, 4/1/29	57,046	58,279
3.500%, 4/1/29	115,324	119,774
3.000%, 5/1/29	64,727	66,155
3.000%, 6/1/29	59,760	61,051
3.500%, 7/1/29	63,288	65,641
3.000%, 9/1/29	95,317	97,405
3.500%, 9/1/29	64,148	66,664
3.500%, 12/1/29	803,282	834,653
3.000%, 1/1/30	272,500	278,472
3.000%, 3/1/30	54,707	55,931
2.500%, 4/1/30	37,437	37,528
3.000%, 4/1/30	47,540	48,582
2.500%, 5/1/30	18,500	18,548
3.000%, 5/1/30	26,513	27,106
2.500%, 7/1/30	17,347	17,388
3.000%, 7/1/30	97,770	99,908
2.500%, 8/1/30	138,385	138,666
3.000%, 8/1/30	257,193	262,764
3.500%, 8/1/30	146,054	151,836
2.500%, 9/1/30	76,242	76,416
3.000%, 9/1/30	104,213	106,512
2.500%, 11/1/30	155,583	155,837
3.500%, 2/1/31	5,217	5,433
3.000%, 3/1/31	13,864	14,146
3.500%, 3/1/31	10,903	11,354
2.500%, 6/1/31	41,329	41,396
2.500%, 7/1/31	127,055	127,263
3.000%, 8/1/31	284,804	291,089
4.000%, 8/1/31	15,533	16,434
3.500%, 9/1/31	101,102	105,068
2.500%, 10/1/31	292,024	292,359
2.500%, 11/1/31	231,792	232,079
3.500%, 1/1/32	481,091	500,861
2.500%, 3/1/32	191,235	191,359
3.500%, 4/1/32	31,673	33,014
3.500%, 5/1/32	201,379	209,843
3.000%, 6/1/32	351,702	359,574
3.500%, 7/1/32	13,628	14,175
3.500%, 9/1/32	33,792	35,208
3.500%, 10/1/32	7,904	8,230
3.000%, 11/1/32	100,348	102,594
3.500%, 11/1/32	114,330	119,208
3.500%, 12/1/32	35,789	37,355
4.500%, 1/25/33 TBA	279,000	281,790
1.957%, 3/1/33 (l)	16,544	16,662
6.000%, 2/1/34	35,505	40,195
5.500%, 5/1/34	162,552	179,936
6.000%, 8/1/34	19,650	22,194
3.000%, 9/1/34	2,981,237	3,035,505
3.500%, 12/1/34	2,443,521	2,538,016
5.000%, 2/1/35	206,382	223,435
5.500%, 2/1/35	91,931	101,743
6.000%, 4/1/35	318,728	360,508
5.000%, 9/1/35	11,223	12,148
5.500%, 12/1/35	54,922	60,814
3.320%, 1/1/36 (l)	199,260	207,986
4.000%, 1/1/36	66,359	70,047
3.000%, 10/1/36	5,827	5,919
3.000%, 11/1/36	58,059	59,002
3.000%, 12/1/36	90,144	91,607
6.000%, 2/1/38	14,078	15,905
6.000%, 3/1/38	5,149	5,813
6.000%, 5/1/38	16,757	18,938
6.000%, 10/1/38	4,912	5,557

See Notes to Financial Statements.

1368

EQ ADVISORS TRUST

MULTIMANAGER CORE BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

	Principal Amount	Value (Note 1)
6.000%, 12/1/38	$6,488	$7,314
5.500%, 1/1/39	28,166	31,580
4.000%, 5/1/39	596	627
4.000%, 6/1/39	17,455	18,411
4.000%, 7/1/39	23,070	24,276
4.500%, 7/1/39	188,152	202,079
6.000%, 7/1/39	21,924	24,323
5.500%, 9/1/39	59,595	66,204
5.500%, 12/1/39	42,553	47,192
5.500%, 3/1/40	4,647	5,194
6.500%, 5/1/40	136,210	154,992
4.000%, 7/1/40	56,209	59,290
4.500%, 7/1/40	51,237	54,990
4.000%, 8/1/40	101,932	107,486
4.500%, 8/1/40	82,429	88,467
4.000%, 9/1/40	102,326	107,870
4.000%, 10/1/40	335,333	353,664
4.000%, 11/1/40	17,907	18,877
3.320%, 12/1/40 (l)	4,894	5,082
4.000%, 12/1/40	1,192,090	1,256,677
4.000%, 1/1/41	22,436	23,627
4.000%, 4/1/41	8,798	9,274
5.500%, 4/1/41	8,280	9,141
4.500%, 5/1/41	3,267	3,514
4.500%, 7/1/41	10,995	11,790
5.000%, 7/1/41	276,068	298,175
5.000%, 8/1/41	8,368	9,039
4.000%, 9/1/41	237,389	250,176
4.500%, 9/1/41	38,103	40,906
4.000%, 10/1/41	14,023	14,779
4.500%, 10/1/41	105,589	113,266
4.000%, 12/1/41	60,120	63,734
3.500%, 1/1/42	47,182	48,741
4.000%, 1/1/42	96,529	101,729
4.000%, 2/1/42	53,054	55,912
3.500%, 4/1/42	25,459	26,300
3.500%, 5/1/42	13,520	14,019
4.000%, 5/1/42	110,561	116,517
3.500%, 6/1/42	6,975	7,206
4.000%, 6/1/42	30,579	32,226
3.500%, 7/1/42	5,581	5,764
4.000%, 7/1/42	203,047	215,120
3.000%, 8/1/42	258,970	260,933
3.500%, 8/1/42	11,568	11,946
4.000%, 8/1/42	16,767	17,670
4.500%, 8/1/42	28,627	30,626
3.500%, 9/1/42	138,031	143,000
4.000%, 9/1/42	30,162	31,787
4.500%, 9/1/42	174,886	187,764
3.500%, 10/1/42	122,000	126,451
3.000%, 12/1/42	72,850	73,356
3.500%, 12/1/42	68,676	70,958
4.000%, 12/1/42	125,017	132,197
3.000%, 1/1/43	144,667	145,746
4.000%, 1/1/43	49,409	52,070
3.000%, 2/1/43	280,101	282,246
3.500%, 2/1/43	61,447	63,680
3.000%, 3/1/43	557,975	561,559
3.500%, 3/1/43	74,143	76,800
4.000%, 3/1/43	19,562	20,646
3.000%, 4/1/43	381,645	384,191
3.500%, 4/1/43	2,917	3,012
3.000%, 5/1/43	522,630	526,669
3.500%, 5/1/43	5,193	5,361
3.000%, 6/1/43	93,372	94,216
3.500%, 6/1/43	65,767	68,176
3.000%, 7/1/43	737,674	743,358
3.500%, 7/1/43	294,695	305,477
3.000%, 8/1/43	51,208	51,500
3.500%, 8/1/43	195,954	203,252
4.500%, 9/1/43	226,117	242,491
4.000%, 10/1/43	220,844	232,740
3.500%, 11/1/43	129,089	133,355
3.500%, 12/1/43	67,397	70,056
4.500%, 12/1/43	43,203	46,165
5.000%, 12/1/43	381,025	414,258
3.500%, 1/1/44	193,682	201,294
4.500%, 1/1/44	61,293	65,753
4.500%, 4/1/44	506,822	543,468
3.500%, 5/1/44	114,636	119,123
3.500%, 6/1/44	507,097	524,013
3.500%, 7/1/44	60,627	62,801
4.000%, 8/1/44	614,702	652,243
3.000%, 10/1/44	2,851,722	2,867,986
3.500%, 12/1/44	1,708,576	1,740,478
4.000%, 12/1/44	55,985	59,264
3.500%, 2/1/45	4,607,773	4,694,692
4.000%, 2/1/45	50,871	53,818
3.000%, 4/1/45	3,120,443	3,101,184
3.000%, 5/1/45	4,178,467	4,152,678
4.000%, 5/1/45	53,626	56,917
3.500%, 7/1/45	161,860	167,384
4.000%, 10/1/45	299,009	316,763
3.500%, 11/1/45	200,246	207,645
4.000%, 11/1/45	115,909	122,873
4.500%, 11/1/45	23,118	25,015
4.000%, 12/1/45	237,811	251,854
4.500%, 12/1/45	98,730	106,070
4.000%, 1/1/46	51,773	54,562
4.000%, 2/1/46	84,550	89,487
3.500%, 3/1/46	64,215	66,297
3.500%, 4/1/46	31,049	32,174
3.500%, 5/1/46	41,012	42,342
3.000%, 6/1/46	78,700	79,118
3.500%, 6/1/46	406,133	419,174
4.000%, 6/1/46	203,605	213,810
3.000%, 7/1/46	320,717	321,544
4.000%, 7/1/46	362,066	382,644
4.500%, 7/1/46	298,505	324,122
3.000%, 8/1/46	713,835	715,695
3.500%, 8/1/46	80,012	82,606
4.000%, 8/1/46	2,651	2,808
3.000%, 9/1/46	519,619	521,419
3.500%, 9/1/46	87,140	90,070
3.000%, 10/1/46	301,527	302,417
3.000%, 11/1/46	222,010	222,838
3.500%, 11/1/46	184,495	190,904
4.000%, 11/1/46	58,721	62,252
3.000%, 12/1/46	174,972	175,724
3.500%, 12/1/46	346,521	358,709
4.000%, 12/1/46	137,157	145,320
3.000%, 1/1/47	20,102	20,204

See Notes to Financial Statements.

1369

EQ ADVISORS TRUST

MULTIMANAGER CORE BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

	Principal Amount	Value (Note 1)
3.500%, 1/1/47	$369,123	$382,540
4.000%, 1/1/47	139,863	148,311
3.000%, 2/1/47	139,967	140,511
3.500%, 2/1/47	46,043	47,686
3.000%, 3/1/47	141,064	141,454
4.000%, 3/1/47	4,146,054	4,396,437
3.500%, 5/1/47	107,807	111,491
4.000%, 8/1/47	2,868,050	3,002,804
3.500%, 10/1/47	99,048	102,600
4.500%, 10/1/47	63,146	68,659
3.500%, 11/1/47	58,622	60,807
4.500%, 12/1/47	66,000	71,216
3.000%, 1/25/48 TBA	8,612,000	8,614,019
3.500%, 1/25/48 TBA	68,000	69,843
5.000%, 1/25/48 TBA	126,000	135,401
5.500%, 1/25/48 TBA	12,000	13,159
3.500%, 2/25/48 TBA	13,467,255	13,810,250
3.000%, 2/25/48 TBA	15,000,000	14,983,008
4.000%, 2/25/48 TBA	19,000,000	19,846,093
4.500%, 2/25/48 TBA	6,500,000	6,907,265
3.500%, 3/25/48 TBA	5,800,000	5,938,203
4.000%, 3/25/48 TBA	5,000,000	5,215,039
GNMA 2.750%, 7/20/27 (l)	929	946
5.500%, 4/15/33	1,321	1,484
5.000%, 12/15/38	9,433	10,410
4.000%, 4/20/39	4,185	4,411
5.000%, 7/15/39	57,935	62,917
4.000%, 7/20/39	10,174	10,754
5.000%, 10/20/39	10,202	11,102
4.500%, 12/20/39	4,135	4,445
4.500%, 1/20/40	5,139	5,520
4.500%, 2/20/40	4,068	4,372
4.500%, 5/20/40	367	395
4.500%, 8/20/40	9,855	10,592
4.000%, 10/20/40	53,947	56,992
4.000%, 11/20/40	165,760	175,116
5.000%, 12/15/40	35,096	38,104
4.000%, 12/20/40	65,252	68,935
4.000%, 1/15/41	63,958	67,603
4.000%, 1/20/41	54,919	58,049
4.000%, 3/15/41	42,742	45,178
4.500%, 5/20/41	338,495	363,710
4.500%, 6/20/41	33,786	35,973
4.500%, 7/20/41	22,997	24,485
4.500%, 11/20/41	57,595	61,323
3.500%, 12/20/41	190,870	198,244
3.500%, 1/15/42	33,147	34,433
4.500%, 2/15/42	307,714	330,636
4.000%, 4/20/42	59,995	63,213
5.000%, 7/20/42	24,687	26,904
3.500%, 9/20/42	31,981	33,217
3.500%, 1/20/43	31,054	32,234
3.500%, 4/15/43	51,460	53,416
5.000%, 7/20/44	3,968	4,235
4.000%, 10/20/44	1,912	2,011
4.500%, 10/20/44	69,559	73,931
4.500%, 11/20/44	102,656	109,108
3.500%, 1/20/45	1,752,714	1,794,683
3.000%, 7/15/45	728,698	736,327
3.500%, 10/20/46	123,868	128,337
4.000%, 2/20/47	136,881	143,067
3.000%, 1/15/48 TBA	4,285,000	4,324,502
3.500%, 1/15/48 TBA	5,419,355	5,604,799
4.000%, 1/15/48 TBA	1,610,000	1,678,676
4.500%, 1/15/48 TBA	100,000	104,922
5.500%, 1/15/48 TBA	250,000	274,053
3.500%, 2/15/48 TBA	1,000,000	1,033,594
4.000%, 2/15/48 TBA	1,350,000	1,407,111

Total Mortgage-Backed Securities		178,443,018

Municipal Bonds (0.9%)
City of Chicago Taxable General Obligation Bonds, Series 2015B 5.633%, 1/1/20	300,000	305,556
City of New York Municipal Water Finance Authority, Water & Sewer System, Revenue Bonds, Series 2011EE 5.375%, 6/15/43	230,000	252,961
5.500%, 6/15/43	270,000	299,149
City of New York Municipal Water Finance Authority, Water & Sewer System, Revenue Bonds, Series BB 5.882%, 6/15/44	45,000	62,253
City of New York Transitional Finance Authority, Future Tax Secured Bonds, Revenue Bonds, Series 2011B 4.075%, 11/1/20	290,000	304,303
4.325%, 11/1/21	470,000	501,523
City of San Antonio, Electric & Gas Systems, Revenue Bonds, Series 2010A 5.808%, 2/1/41	45,000	59,814
County of Los Angeles Community College District, General Obligation Bonds, Series 2008-E 6.600%, 8/1/42	25,000	36,776
County of Los Angeles Public Works Financing Authority, Revenue Bonds, Series 2010-B 5.841%, 8/1/21	145,000	160,863
County of Los Angeles Unified School District, General Obligation Bonds 6.758%, 7/1/34	60,000	82,867
Florida Hurricane Catastrophe Fund Finance Corp., Revenue Bonds, Series 2013A 2.995%, 7/1/20	50,000	50,655
Georgia Municipal Electric Authority, Revenue Bonds, Series 2010A 6.637%, 4/1/57	35,000	44,864
Metropolitan Transportation Authority, Revenue Bonds, Series 2010E 6.814%, 11/15/40	45,000	64,315
New Jersey Economic Development Authority, Revenue Bonds, Series B (Zero Coupon), 2/15/22	800,000	700,528

See Notes to Financial Statements.

1370

EQ ADVISORS TRUST

MULTIMANAGER CORE BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

	Principal Amount	Value (Note 1)
New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Revenue Bonds, Series 2009B 6.875%, 12/15/39	$1,595,000	$1,656,918
New Jersey Turnpike Authority, Revenue Bonds, Series 2009F 7.414%, 1/1/40	56,000	86,437
New York & New Jersey Port Authority, Consolidated Bonds, Series 181 4.960%, 8/1/46	40,000	49,575
Regents of the University of California Medical Center, Revenue Bonds, Series 2010H 5.235%, 5/15/22	545,000	598,476
5.435%, 5/15/23	715,000	802,630
San Francisco Bay Area Toll Authority, Subordinate Toll Bridge, Revenue Bonds, Series 2010-S1 7.043%, 4/1/50	45,000	71,092
State of California Department of Water Resources, Revenue Bonds, Series P 2.000%, 5/1/22	75,000	73,304
State of California, Various Purposes, General Obligation Bonds, Series 2009 6.200%, 3/1/19	36,000	37,743
6.200%, 10/1/19	36,000	38,583
7.550%, 4/1/39	210,000	330,458
State of Illinois, General Obligation Bonds 5.100%, 6/1/33	200,000	199,668
State of New York Dormitory Authority, Personal Income Tax, Revenue Bonds, Series 2010H 5.389%, 3/15/40	45,000	56,778
University of California, General Revenue Bonds, Series 2012-AD 4.858%, 5/15/2112	45,000	50,231

Total Municipal Bonds		6,978,320

Supranational (0.7%)
African Development Bank 1.125%, 9/20/19	125,000	123,082
1.875%, 3/16/20	100,000	99,528
Asian Development Bank 1.750%, 1/10/20	300,000	298,159
1.375%, 3/23/20	27,000	26,584
2.125%, 11/24/21	50,000	49,657
2.000%, 2/16/22	100,000	98,666
1.875%, 2/18/22	100,000	98,287
1.750%, 9/13/22	150,000	145,966
2.625%, 1/12/27	50,000	50,040
Corp. Andina de Fomento 8.125%, 6/4/19	45,000	48,551
2.200%, 7/18/20	100,000	99,240
Council of Europe Development Bank 1.875%, 1/27/20	125,000	124,379
European Bank for Reconstruction & Development 1.500%, 3/16/20	27,000	26,641
1.125%, 8/24/20	100,000	97,468
2.125%, 3/7/22 (x)	100,000	99,024
European Investment Bank 1.875%, 3/15/19	75,000	74,910
1.250%, 5/15/19	100,000	99,012
1.750%, 6/17/19	125,000	124,554
1.250%, 12/16/19	200,000	196,852
1.625%, 3/16/20	100,000	98,942
1.375%, 6/15/20	100,000	98,177
1.625%, 8/14/20	50,000	49,313
2.875%, 9/15/20	91,000	92,655
4.000%, 2/16/21	91,000	95,798
2.000%, 3/15/21	125,000	124,055
2.500%, 4/15/21	50,000	50,387
2.250%, 3/15/22	225,000	223,896
3.250%, 1/29/24	50,000	51,964
1.875%, 2/10/25 (x)	100,000	95,540
2.125%, 4/13/26	75,000	72,477
Inter-American Development Bank 1.625%, 5/12/20	175,000	173,073
1.375%, 7/15/20	91,000	89,334
2.125%, 11/9/20	50,000	49,949
1.875%, 3/15/21	100,000	98,982
1.750%, 4/14/22	100,000	98,180
1.750%, 9/14/22	100,000	97,374
3.000%, 2/21/24	75,000	77,027
2.125%, 1/15/25	100,000	97,493
International Bank for Reconstruction & Development
1.875%, 3/15/19	75,000	74,964
1.250%, 7/26/19	200,000	197,774
1.875%, 10/7/19	125,000	124,684
1.875%, 4/21/20	250,000	248,759
2.125%, 11/1/20	75,000	74,909
1.625%, 3/9/21	100,000	98,206
1.375%, 5/24/21	75,000	72,901
2.250%, 6/24/21	125,000	124,994
1.375%, 9/20/21	100,000	96,802
2.125%, 2/13/23	68,000	67,002
1.750%, 4/19/23	100,000	96,555
2.500%, 7/29/25	75,000	74,716
1.875%, 10/27/26	150,000	141,764
International Finance Corp. 1.625%, 7/16/20	100,000	98,855
1.125%, 7/20/21	100,000	96,018

Total Supranational		5,504,119

U.S. Government Agency Securities (0.7%)
FFCB 1.620%, 4/20/21	$150,000	147,635
FHLB 1.250%, 1/16/19	200,000	198,739
1.375%, 5/28/19	180,000	178,756
1.125%, 6/21/19	125,000	123,560
0.875%, 8/5/19	250,000	245,830
1.000%, 9/26/19	100,000	98,410
1.375%, 11/15/19	185,000	183,085
4.125%, 3/13/20	271,000	283,422
1.830%, 7/29/20	75,000	74,661

See Notes to Financial Statements.

1371

EQ ADVISORS TRUST

MULTIMANAGER CORE BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

	Principal Amount	Value (Note 1)
1.800%, 8/28/20	$100,000	$99,289
1.950%, 11/5/20	100,000	99,695
1.375%, 2/18/21	100,000	97,957
2.160%, 8/17/22	75,000	74,376
2.875%, 9/13/24	75,000	77,181
FHLMC 3.750%, 3/27/19	61,000	62,381
1.750%, 5/30/19	161,000	160,731
2.000%, 7/30/19	36,000	36,090
1.300%, 8/28/19	100,000	98,944
1.250%, 10/2/19	136,000	134,418
1.625%, 10/25/19	100,000	99,464
1.375%, 4/20/20	200,000	197,329
1.375%, 5/1/20	91,000	89,762
1.875%, 11/17/20	100,000	99,543
2.000%, 11/20/20	100,000	99,608
2.375%, 1/13/22	300,000	302,069
FNMA 1.000%, 2/26/19	250,000	247,524
1.300%, 4/29/19	125,000	124,174
0.875%, 8/2/19	150,000	147,557
1.000%, 10/24/19	200,000	196,620
1.750%, 11/26/19	100,000	99,612
1.500%, 6/22/20	125,000	123,485
1.500%, 11/30/20	100,000	98,560
1.875%, 12/28/20	100,000	99,580
2.000%, 1/5/22	200,000	198,377
2.625%, 9/6/24	82,000	83,066
2.125%, 4/24/26	110,000	106,497
1.875%, 9/24/26	100,000	94,405
Tennessee Valley Authority 3.875%, 2/15/21	91,000	95,850
2.875%, 9/15/24	50,000	51,393

Total U.S. Government Agency Securities		5,129,635

U.S. Treasury Obligations (27.5%)
U.S. Treasury Bonds 8.500%, 2/15/20	546,000	621,246
7.875%, 2/15/21	91,000	107,174
7.125%, 2/15/23	200,000	247,250
6.750%, 8/15/26	100,000	134,109
4.250%, 5/15/39	362,000	457,478
4.500%, 8/15/39	352,000	459,800
4.375%, 11/15/39	1,053,000	1,354,750
4.625%, 2/15/40	100,000	132,984
4.375%, 5/15/40	200,000	257,844
4.375%, 5/15/41	3,200,000	4,141,000
3.000%, 5/15/42 (v)	300,000	315,867
3.125%, 2/15/43	1,376,000	1,478,447
2.875%, 5/15/43	2,397,000	2,464,977
3.625%, 8/15/43	3,612,000	4,215,599
3.750%, 11/15/43#	1,846,000	2,199,769
3.625%, 2/15/44	200,000	233,766
3.000%, 5/15/45	300,000	315,117
2.875%, 8/15/45	1,300,000	1,333,414
2.250%, 8/15/46	600,000	541,219
2.875%, 11/15/46#	377,000	386,808
3.000%, 2/15/47#	250,000	262,891
3.000%, 5/15/47 (z)	4,000,000	4,205,938
2.750%, 11/15/47	108,000	108,177
U.S. Treasury Notes 1.125%, 1/15/19	1,175,000	1,166,417
1.125%, 1/31/19	700,000	694,695
1.250%, 1/31/19	364,000	361,697
1.500%, 1/31/19	375,000	373,630
0.750%, 2/15/19	400,000	395,141
2.750%, 2/15/19	536,000	541,276
1.125%, 2/28/19	750,000	743,789
1.375%, 2/28/19	200,000	198,898
1.500%, 2/28/19	500,000	497,979
1.000%, 3/15/19	400,000	395,984
1.250%, 3/31/19	425,000	421,846
1.500%, 3/31/19	225,000	224,033
1.625%, 3/31/19	400,000	398,828
0.875%, 4/15/19	600,000	592,582
1.250%, 4/30/19	4,552,000	4,515,815
1.625%, 4/30/19	500,000	498,477
0.875%, 5/15/19	350,000	345,393
1.250%, 5/31/19	3,524,000	3,494,817
1.500%, 5/31/19	1,100,000	1,094,457
0.875%, 6/15/19	400,000	394,398
1.000%, 6/30/19	546,000	539,175
1.250%, 6/30/19	500,000	495,557
1.625%, 6/30/19	500,000	498,271
0.750%, 7/15/19	500,000	491,582
1.375%, 7/31/19	1,000,000	992,442
1.625%, 7/31/19	500,000	498,154
0.750%, 8/15/19	400,000	392,914
1.000%, 8/31/19	364,000	358,838
1.250%, 8/31/19	1,000,000	989,805
1.625%, 8/31/19	600,000	597,551
0.875%, 9/15/19	425,000	417,895
1.000%, 9/30/19	546,000	537,906
1.375%, 9/30/19	300,000	297,398
1.750%, 9/30/19	550,000	548,754
1.000%, 10/15/19	400,000	393,883
1.250%, 10/31/19	646,000	638,733
1.500%, 10/31/19	600,000	595,910
1.000%, 11/15/19	200,000	196,785
3.375%, 11/15/19	915,000	940,163
1.500%, 11/30/19	625,000	620,422
1.750%, 11/30/19	7,126,000	7,108,185
1.375%, 12/15/19	300,000	297,047
1.125%, 12/31/19	546,000	537,853
1.625%, 12/31/19	250,000	248,691
1.375%, 1/15/20	800,000	791,750
1.250%, 1/31/20	750,000	740,097
1.375%, 1/31/20	546,000	540,199
1.375%, 2/15/20	300,000	296,695
3.625%, 2/15/20	1,230,000	1,273,963
1.250%, 2/29/20	546,000	538,557
1.375%, 2/29/20	525,000	519,114
1.625%, 3/15/20	400,000	397,516
1.125%, 3/31/20	364,000	357,744
1.375%, 3/31/20	600,000	592,945
1.500%, 4/15/20	2,112,000	2,092,283
1.125%, 4/30/20	432,000	424,322
1.375%, 4/30/20	600,000	592,547
1.500%, 5/15/20	2,854,000	2,826,464
3.500%, 5/15/20	700,000	725,402
1.375%, 5/31/20	400,000	394,891

See Notes to Financial Statements.

1372

EQ ADVISORS TRUST

MULTIMANAGER CORE BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

	Principal Amount	Value (Note 1)
1.500%, 5/31/20	$600,000	$594,047
1.500%, 6/15/20	2,445,000	2,420,263
1.625%, 6/30/20	550,000	545,918
1.500%, 7/15/20	500,000	494,668
1.625%, 7/31/20	600,000	595,359
1.500%, 8/15/20	350,000	346,131
2.625%, 8/15/20	2,370,000	2,411,105
1.375%, 8/31/20	425,000	418,791
2.125%, 8/31/20	500,000	502,344
1.375%, 9/15/20	900,000	887,203
1.375%, 9/30/20	500,000	492,383
2.000%, 9/30/20	375,000	375,498
1.625%, 10/15/20	600,000	594,680
1.375%, 10/31/20	650,000	639,488
1.750%, 10/31/20	350,000	348,004
1.750%, 11/15/20	2,926,000	2,909,084
2.625%, 11/15/20	5,840,000	5,944,481
1.625%, 11/30/20	500,000	495,000
2.000%, 11/30/20	300,000	300,281
1.875%, 12/15/20	1,021,000	1,018,049
1.750%, 12/31/20	600,000	595,899
2.375%, 12/31/20	500,000	505,605
1.375%, 1/31/21	600,000	588,586
2.125%, 1/31/21	375,000	376,274
3.625%, 2/15/21	500,000	524,336
1.125%, 2/28/21	550,000	534,897
2.000%, 2/28/21	500,000	499,687
1.250%, 3/31/21	550,000	536,422
2.250%, 3/31/21	250,000	251,670
1.375%, 4/30/21	600,000	587,016
2.250%, 4/30/21	700,000	704,648
3.125%, 5/15/21	636,000	658,161
1.375%, 5/31/21	675,000	659,813
2.000%, 5/31/21	550,000	549,119
1.125%, 6/30/21	650,000	629,510
2.125%, 6/30/21	550,000	551,074
1.125%, 7/31/21	600,000	580,289
2.250%, 7/31/21	450,000	452,654
2.125%, 8/15/21	452,000	452,600
1.125%, 8/31/21	700,000	676,211
2.000%, 8/31/21	400,000	398,672
1.125%, 9/30/21	500,000	482,461
2.125%, 9/30/21	400,000	400,250
1.250%, 10/31/21	575,000	557,076
2.000%, 10/31/21	400,000	398,375
2.000%, 11/15/21	637,000	635,084
1.750%, 11/30/21	775,000	764,223
1.875%, 11/30/21	550,000	545,531
2.000%, 12/31/21	500,000	497,539
2.125%, 12/31/21	500,000	500,098
1.500%, 1/31/22	475,000	463,273
1.875%, 1/31/22	500,000	494,844
2.000%, 2/15/22	452,000	449,846
1.750%, 2/28/22	475,000	467,726
1.875%, 2/28/22	1,250,000	1,236,426
1.750%, 3/31/22	500,000	491,797
1.875%, 3/31/22	500,000	494,297
1.750%, 4/30/22	1,200,000	1,179,234
1.875%, 4/30/22	3,486,000	3,444,332
1.750%, 5/15/22	478,000	470,232
1.750%, 5/31/22	3,306,000	3,248,274
1.875%, 5/31/22	500,000	494,278
1.750%, 6/30/22	800,000	785,625
2.125%, 6/30/22	400,000	399,234
1.875%, 7/31/22	450,000	443,918
1.625%, 8/15/22	378,000	369,170
1.625%, 8/31/22	600,000	585,211
1.875%, 8/31/22 (v)	2,300,000	2,267,656
1.750%, 9/30/22	1,802,000	1,765,819
1.875%, 9/30/22	450,000	443,496
1.875%, 10/31/22	500,000	492,754
2.000%, 10/31/22	550,000	545,230
1.625%, 11/15/22	2,274,000	2,215,640
2.000%, 11/30/22	8,887,000	8,807,156
2.125%, 12/31/22	500,000	497,910
1.750%, 1/31/23	450,000	439,893
2.000%, 2/15/23	900,000	890,719
1.500%, 2/28/23	500,000	482,480
1.500%, 3/31/23	847,000	816,495
1.625%, 4/30/23	1,032,000	1,000,476
1.750%, 5/15/23	1,033,000	1,007,700
1.625%, 5/31/23	650,000	629,662
1.375%, 6/30/23	400,000	382,141
1.250%, 7/31/23	500,000	473,789
2.500%, 8/15/23	775,000	785,626
1.375%, 8/31/23	350,000	333,662
1.375%, 9/30/23	450,000	428,643
1.625%, 10/31/23	925,000	893,095
2.750%, 11/15/23	1,000,000	1,027,188
2.125%, 11/30/23	500,000	495,957
2.250%, 12/31/23	450,000	449,156
2.250%, 1/31/24	1,000,000	997,773
2.750%, 2/15/24	837,000	858,971
2.125%, 2/29/24	600,000	594,047
2.125%, 3/31/24	550,000	544,371
2.000%, 4/30/24	2,477,000	2,432,395
2.500%, 5/15/24	887,000	896,944
2.000%, 5/31/24	2,780,000	2,728,092
2.000%, 6/30/24	475,000	465,908
2.125%, 7/31/24 (v)	5,800,000	5,731,352
2.375%, 8/15/24	1,100,000	1,103,566
1.875%, 8/31/24	1,000,000	973,164
2.125%, 9/30/24	5,550,000	5,479,975
2.250%, 10/31/24	300,000	298,605
2.250%, 11/15/24	1,100,000	1,094,414
2.125%, 11/30/24	3,124,000	3,082,875
2.000%, 2/15/25	1,826,000	1,784,986
2.125%, 5/15/25	2,156,000	2,122,986
2.000%, 8/15/25	1,843,000	1,796,493
2.250%, 11/15/25	1,804,000	1,788,074
1.625%, 2/15/26	1,200,000	1,133,250
1.625%, 5/15/26	1,200,000	1,130,344
1.500%, 8/15/26	1,300,000	1,209,457
2.000%, 11/15/26	2,412,000	2,334,646
2.250%, 2/15/27	2,556,000	2,522,652
2.375%, 5/15/27 (z)	4,850,000	4,836,359
2.250%, 8/15/27	4,850,000	4,782,176
2.250%, 11/15/27	1,942,000	1,914,842

Total U.S. Treasury Obligations		211,819,513

Total Long-Term Debt Securities (110.3%) (Cost $860,756,969)		849,450,629

See Notes to Financial Statements.

1373

EQ ADVISORS TRUST

MULTIMANAGER CORE BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

	Principal Amount		Value (Note 1)
SHORT-TERM INVESTMENTS:
Certificates of Deposit (0.2%)
Barclays Bank plc (ICE LIBOR USD 3 Month + 0.47%), 1.89%, 5/17/18 (k)		$1,100,000	$1,100,109
1.94%, 9/4/18		400,000	400,034

Total Certificates of Deposit			1,500,143

Commercial Paper (0.4%)
ANZ New Zealand Int’l Ltd. 2.07%, 1/9/18 (n)(p)		800,000	799,586
BNP Paribas 1.60%, 2/5/18 (n)(p)		400,000	399,360
Ford Motor Credit Co. LLC 1.94%, 5/2/18 (n)(p)		500,000	496,726
HP, Inc. 1.59%, 1/29/18 (n)(p)		600,000	599,235
ING US Funding LLC 1.74%, 5/25/18 (n)(p)		400,000	397,220

Total Commercial Paper			2,692,127

Foreign Government Treasury Bills (1.6%)
Argentina Treasury Bills 5.67%, 2/9/18 (p)		400,000	397,532
Japan Treasury Bills (0.06)%, 2/13/18 (p)	JPY	156,450,000	1,388,615
(0.08)%, 2/26/18 (p)		140,000,000	1,242,670
(0.12)%, 3/26/18 (p)		911,150,000	8,088,710
U.K. Treasury Bills 0.24%, 1/29/18 (p)	GBP	1,100,000	1,484,878

Total Foreign Government Treasury Bills			12,602,405

	Number of Shares		Value (Note 1)
Investment Company (0.0%)
JPMorgan Prime Money Market Fund, IM Shares		81,095	$81,103

	Principal Amount		Value (Note 1)
Repurchase Agreements (0.5%)
Bank of Nova Scotia, 1.35%, dated 12/29/17, due 1/2/18, repurchase price $400,060, collateralized by various U.S. Government Treasury Securities, ranging from 3.625%-3.875%, maturing 4/15/29-8/15/43; total market value $408,000. (xx)		$400,000	$400,000
Bank of Nova Scotia (The), 1.39%, dated 12/29/17, due 1/2/18, repurchase price $100,015, collateralized by various U.S. Government Treasury Securities, ranging from 0.000%-3.750%, maturing 1/11/18-2/15/47; total market value $102,084. (xx)		100,000	100,000
Bank of Nova Scotia (The), 1.39%, dated 12/29/17, due 1/2/18, repurchase price $300,046, collateralized by various U.S. Government Treasury Securities, ranging from 0.000%-3.750%, maturing 1/11/18-2/15/47; total market value $306,252. (xx)		300,000	300,000
Bank of Nova Scotia (The), 1.39%, dated 12/29/17, due 1/2/18, repurchase price $200,031, collateralized by various U.S. Government Treasury Securities, ranging from 0.000%-3.750%, maturing 1/11/18-2/15/47; total market value $204,168. (xx)		200,000	200,000
Citigroup Global Markets Ltd., 1.40%, dated 12/29/17, due 1/2/18, repurchase price $300,047, collateralized by various Foreign Government Agency Securities, ranging from 1.625%-2.500%, maturing 3/16/21-7/29/25, U.S. Government Treasury Securities, ranging from 0.875%-7.250%, maturing from 8/15/20-2/15/47; total market value $306,000. (xx)		300,000	300,000
Deutsche Bank AG, 1.81%, dated 12/29/17, due 1/2/18, repurchase price $400,080, collateralized by various Common Stocks, U.S. Government Treasury Securities, ranging from 1.875%-2.250%, maturing 4/30/22-8/15/46; total market value $444,889. (xx)		400,000	400,000
Deutsche Bank AG, 1.81%, dated 12/29/17, due 1/2/18, repurchase price $200,040, collateralized by various Common Stocks, U.S. Government Treasury Securities, ranging from 1.875%-2.250%, maturing 4/30/22-8/15/46; total market value $222,444. (xx)		200,000	200,000
Deutsche Bank AG, 1.81%, dated 12/29/17, due 1/2/18, repurchase price $100,020, collateralized by various Common Stocks, U.S. Government Treasury Securities, ranging from 1.875%-2.250%, maturing 4/30/22-8/15/46; total market value $111,222. (xx)		100,000	100,000

See Notes to Financial Statements.

1374

EQ ADVISORS TRUST

MULTIMANAGER CORE BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

	Principal Amount	Value (Note 1)
Deutsche Bank AG, 1.55%, dated 12/29/17, due 1/2/18, repurchase price $300,052, collateralized by various Corporate Bonds, ranging from 1.750%-1.875%, maturing 9/5/19-4/14/22, Foreign Government Agency Securities, ranging from 1.875%-2.000%, maturing 3/15/19-5/2/25; total market value $306,000. (xx)	$300,000	$300,000
Deutsche Bank AG, 1.81%, dated 12/29/17, due 1/2/18, repurchase price $300,060, collateralized by various Common Stocks, U.S. Government Treasury Securities, ranging from 1.875%-2.250%, maturing 4/30/22-8/15/46; total market value $333,666. (xx)	300,000	300,000
NBC Global Finance Ltd., 1.59%, dated 12/29/17, due 1/2/18, repurchase price $400,071, collateralized by various Common Stocks; total market value $444,971. (xx)	400,000	400,000
NBC Global Finance Ltd., 1.59%, dated 12/29/17, due 1/2/18, repurchase price $400,071, collateralized by various Common Stocks; total market value $444,971. (xx)	400,000	400,000
NBC Global Finance Ltd., 1.59%, dated 12/29/17, due 1/2/18, repurchase price $400,071, collateralized by various Common Stocks; total market value $444,971. (xx)	400,000	400,000
RBS Securities, Inc., 1.37%, dated 12/29/17, due 1/2/18, repurchase price $49,042, collateralized by various U.S. Government Treasury Securities, ranging from 1.750%-1.875%, maturing 2/28/22-9/30/22; total market value $50,016. (xx)	49,035	49,035

Total Repurchase Agreements		3,849,035

U.S. Government Agency Security (0.0%)
Resolution Funding Corp. 1.66%, 7/15/18 (o)(p)	27,000	26,760

Total Short-Term Investments (2.7%) (Cost $20,737,339)		20,751,573

	Number of Contracts	Value (Note 1)
OPTIONS PURCHASED:
Call Option Purchased (0.0%)
Future Interest Rate Options (0.0%)
Mid-Curve 1-Year Eurodollar 06/15/2018 at USD 98.13, American Style Notional Amount: USD 206,000,000 Exchange Traded*	824	$61,800

Put Options Purchased (0.0%)
Future Interest Rate Options (0.0%)
U.S. Treasury 10 Year Note 01/26/2018 at USD 123.00, American Style Notional Amount: USD 11,000,000 Exchange Traded*	110	13,750
Euro-Bund 02/23/2018 at EUR 149.00, American Style Notional Amount: EUR 6,000,000 Exchange Traded*	60	720
U.S. Treasury 10 Year Note 02/23/2018 at USD 112.50, American Style Notional Amount: USD 1,400,000 Exchange Traded*	14	—
U.S. Treasury 10 Year Note 02/23/2018 at USD 113.00, American Style Notional Amount: USD 2,800,000 Exchange Traded*	28	—
U.S. Treasury 10 Year Note 02/23/2018 at USD 113.50, American Style Notional Amount: USD 8,500,000 Exchange Traded*	85	—
U.S. Treasury 5 Year Note 02/23/2018 at USD 108.50, American Style Notional Amount: USD 28,700,000 Exchange Traded*	287	—
3 Month Eurodollar 03/19/2018 at USD 98.25, American Style Notional Amount: USD 23,250,000 Exchange Traded*	93	12,206

		26,676

Total Options Purchased (0.0%) (Cost $206,189)		88,476

Total Investments Before Securities Sold Short (113.0%) (Cost $881,700,497)		870,290,678

See Notes to Financial Statements.

1375

EQ ADVISORS TRUST

MULTIMANAGER CORE BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

	Principal Amount	Value (Note 1)
SECURITIES SOLD SHORT:
Mortgage-Backed Securities (-2.2%)
FHLMC 4.500%, 1/15/48 TBA	$(11,000)	$(11,694)
FNMA 2.500%, 1/25/33 TBA	(234,400)	(234,125)
3.000%, 1/25/33 TBA	(265,000)	(269,948)
3.500%, 1/25/33 TBA	(1,687,144)	(1,741,713)
6.000%, 1/25/48 TBA	(38,000)	(42,408)
3.000%, 2/25/48 TBA	(10,194,377)	(10,182,829)
4.000%, 2/25/48 TBA	(3,501,000)	(3,656,904)
4.500%, 2/25/48 TBA	(498,000)	(529,203)

Total Securities Sold Short (-2.2%) (Proceeds Received $16,683,507)		(16,668,824)

Total Investments after Securities Sold Short (110.8%) (Cost $865,016,990)		853,621,854
Other Assets Less Liabilities (-10.8%)		(83,242,187)

Net Assets (100%)		$770,379,667

*	Non-income producing.
§	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold to qualified institutional buyers. At December 31, 2017, the market value of these securities amounted to $114,972,650 or 14.9% of net assets. Securities denoted with “§” but without “b” have been determined to be liquid under the guidelines established by the Board of Trustees. To the extent any securities might provide a right to demand registration, such rights have not been relied upon when determining liquidity.
#	All, or a portion of security held by broker as collateral for financial futures contracts, with a total collateral value of $396,696.
(b)	Rule 144A Illiquid Security. At December 31, 2017, the market value of these securities amounted to $1,532,771 or 0.2% of net assets.
(e)	Step Bond—Coupon rate increases or decreases in increments to maturity. Rate disclosed is as of December 31, 2017. Maturity date disclosed is the ultimate maturity date.
(h)	Defaulted security. A security is classified as defaulted if the issuer files for bankruptcy or fails to make a scheduled interest or principal payment within the grace period set forth in the security’s governing documents.
(k)	Variable or floating rate security, linked to the referenced benchmark. The interest rate shown was the current rate as of December 31, 2017.
(l)	Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. The interest rate shown was the current rate as of December 31, 2017.
(m)	Regulation S is an exemption for securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. Resale restrictions may apply for purposes of the Securities Act of 1933. At December 31, 2017, the market value of these securities amounted to $11,220,797 or 1.5% of net assets.
(n)	Section 4(2) Commercial Paper. Private placement for non-current transactions. Notes are usually sold to accredited investors without the intent to freely re-sell their holding.
(o)	Discount Note Security. Effective rate calculated as of December 31, 2017.
(p)	Yield to maturity.
(r)	Value determined using significant unobservable inputs.
(v)	All, or a portion of security held by broker as collateral for forward foreign currency contracts, with a total collateral value of $1,083,482.
(x)	All or a portion of security is on loan at December 31, 2017.
(xx)	At December 31, 2017, the Portfolio had loaned securities with a total value of $3,770,675. This was secured by cash collateral of $3,849,035 which was subsequently invested in joint repurchase agreements with a total value of $3,849,035, as detailed in the Notes to the Financial Statements, for which the Portfolio has a proportionate interest as reported in the Portfolio of Investments as Repurchase Agreements.
(y)	Securities are perpetual and, thus, do not have a predetermined maturity date. The coupon rate for these securities are fixed for a period of time and may be structured to adjust thereafter. The date shown, if applicable, reflects the next call date. The coupon rate shown is the rate in effect as of December 31, 2017.
(z)	All or a portion of the Security is held as a Sale-Buyback position. See Note 1

Glossary:

AUD	— Australian Dollar
CAD	— Canadian Dollar
CLO	— Collateralized Loan Obligation
DKK	— Denmark Krone
EUR	— European Currency Unit
FFCB	— Federal Farm Credit Bank
FHLB	— Federal Home Loan Bank
FHLMC	— Federal Home Loan Mortgage Corp.
FNMA	— Federal National Mortgage Association
GBP	— British Pound
GNMA	— Government National Mortgage Association
ICE	— Intercontinental Exchange
IO	— Interest Only
JPY	— Japanese Yen
KRW	— Korean Republic Won
LIBOR	— London Interbank Offered Rate
MXN	— Mexican Peso
MYR	— Malaysian Ringgit
PEN	— Peru Nuevo Sol
REMIC	— Real Estate Mortgage Investment Conduit
RUB	— Russian Ruble
SEK	— Swedish Krona
SGD	— Singapore Dollar
TBA	— To Be Announced; Security is subject to delayed
delivery
TWD	— New Taiwan Dollar
USD	— United States Dollar

See Notes to Financial Statements.

1376

EQ ADVISORS TRUST

MULTIMANAGER CORE BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

Futures contracts outstanding as of December 31, 2017 (Note 1):

Description	Number of Contracts	Expiration Date	Trading Currency	Notional Amount ($)	Value and Unrealized Appreciation (Depreciation) ($)
Long Contracts
3 Month Euro Euribor	172	3/2018	EUR	51,758,648	(1,887)
3 Month Eurodollar	4	3/2018	USD	982,400	(275)
Euro-Bund	29	3/2018	EUR	5,625,761	(17,326)
Euro-Buxl	4	3/2018	EUR	786,430	(2,437)
U.S. Treasury 10 Year Note	37	3/2018	USD	4,589,734	(24,907)
U.S. Treasury 5 Year Note	413	3/2018	USD	47,975,758	(222,798)
U.S. Treasury Long Bond	4	3/2018	USD	612,000	(1,308)
U.S. Treasury Ultra Bond	12	3/2018	USD	2,011,875	17,346
3 Month Euro Euribor	96	6/2018	EUR	28,885,669	(1,541)
3 Month Canadian Bank Acceptance	50	12/2018	CAD	9,726,034	45
3 Month Eurodollar	63	12/2018	USD	15,412,163	(32,965)
3 Month Eurodollar	98	3/2019	USD	23,959,775	(41,486)
3 Month Eurodollar	102	6/2019	USD	24,923,700	(45,853)
3 Month Eurodollar	102	9/2019	USD	24,914,775	(46,116)
3 Month Eurodollar	20	12/2019	USD	4,883,500	(4,775)
3 Month Eurodollar	20	3/2020	USD	4,883,000	(4,488)
3 Month Eurodollar	20	6/2020	USD	4,882,500	(3,863)
3 Month Eurodollar	20	9/2020	USD	4,882,000	(3,400)

					(438,034)

Short Contracts
Canada 10 Year Bond	(16)	3/2018	CAD	(1,715,577)	16,617
Euro-Bobl	(13)	3/2018	EUR	(2,052,859)	11,140
Euro-BTP	(20)	3/2018	EUR	(3,266,952)	60,100
Euro-Bund	(12)	3/2018	EUR	(2,327,901)	24,068
Euro-OAT	(102)	3/2018	EUR	(18,991,658)	142,531
Japan 10 Year Bond	(16)	3/2018	JPY	(21,410,960)	12,486
Long Gilt	(99)	3/2018	GBP	(16,729,492)	(132,194)
U.S. Treasury 10 Year Note	(170)	3/2018	USD	(21,087,969)	(8,144)
U.S. Treasury 5 Year Note	(6)	3/2018	USD	(696,984)	(1,157)
U.S. Treasury Long Bond	(6)	3/2018	USD	(918,000)	(6,922)
3 Month Eurodollar	(62)	6/2018	USD	(15,201,625)	53,448
3 Month Eurodollar	(20)	3/2019	USD	(4,889,750)	13,809
3 Month Eurodollar	(25)	6/2019	USD	(6,108,750)	17,262
3 Month Eurodollar	(51)	9/2019	USD	(12,457,388)	30,730
3 Month Eurodollar	(82)	12/2020	USD	(20,011,075)	26,259
3 Month Eurodollar	(82)	3/2021	USD	(20,009,025)	23,145
3 Month Eurodollar	(82)	6/2021	USD	(20,006,975)	19,834
3 Month Eurodollar	(82)	9/2021	USD	(20,003,900)	16,709

					319,721

					(118,313)

See Notes to Financial Statements.

1377

EQ ADVISORS TRUST

MULTIMANAGER CORE BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

Forward foreign currency contracts outstanding as of December 31, 2017 (Note 1):

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation) ($)
DKK	11,697,000	USD	1,855,544	Deutsche Bank AG	1/2/2018	29,640
USD	2,405	MXN	45,000	BNP Paribas	1/4/2018	116
TWD	85,443,052	USD	2,854,000	Goldman Sachs Bank USA**	1/5/2018	17,477
USD	2,883,959	TWD	85,443,052	Barclays Bank plc**	1/5/2018	12,482
CAD	500,000	USD	393,489	Goldman Sachs Bank USA	1/10/2018	4,354
EUR	782,000	USD	929,622	Bank of America	1/10/2018	9,048
EUR	883,000	USD	1,050,006	Deutsche Bank AG	1/10/2018	9,898
EUR	727,000	USD	860,886	JPMorgan Chase Bank	1/10/2018	11,765
GBP	2,396,000	USD	3,206,899	Barclays Bank plc	1/10/2018	28,755
GBP	156,000	USD	210,498	HSBC Bank plc	1/10/2018	170
USD	121,847	GBP	90,000	Barclays Bank plc	1/10/2018	307
USD	1,428,535	GBP	1,056,000	JPMorgan Chase Bank	1/10/2018	2,470
USD	48,000	JPY	5,393,466	BNP Paribas	1/12/2018	111
RUB	27,490,800	USD	465,000	HSBC Bank plc**	1/16/2018	11,323
USD	9,580,000	JPY	1,076,512,264	Royal Bank of Scotland	1/16/2018	19,580
USD	49,725	MXN	952,657	Barclays Bank plc	1/22/2018	1,460
USD	233,650	MXN	4,452,000	Goldman Sachs Bank USA	1/24/2018	8,189
USD	770,622	MXN	14,613,000	HSBC Bank plc	1/24/2018	30,582
USD	5,691,498	JPY	635,700,000	Goldman Sachs Bank USA	2/15/2018	37,730
USD	734,827	JPY	82,100,000	JPMorgan Chase Bank	2/15/2018	4,649
RUB	6,890,470	USD	116,151	HSBC Bank plc**	3/7/2018	2,385
SGD	812,000	USD	597,537	Deutsche Bank AG	3/14/2018	10,237
SGD	567,000	USD	416,790	HSBC Bank plc	3/14/2018	7,604
TWD	2,455,080	USD	82,151	Goldman Sachs Bank USA**	3/14/2018	694
TWD	3,136,350	USD	104,737	HSBC Bank plc**	3/14/2018	1,096
TWD	24,818,602	USD	829,000	JPMorgan Chase Bank**	3/14/2018	8,481
USD	991,000	MXN	19,295,929	Barclays Bank plc	3/21/2018	23,174
DKK	97,000	USD	14,880	Deutsche Bank AG	4/3/2018	845
RUB	49,991,138	USD	839,322	HSBC Bank plc**	4/18/2018	16,015
RUB	122,801,070	USD	2,057,486	JPMorgan Chase Bank**	4/18/2018	43,611
DKK	276,000	USD	42,564	JPMorgan Chase Bank	7/2/2018	2,462
DKK	52,000	USD	8,064	JPMorgan Chase Bank	10/1/2018	477

Total unrealized appreciation						357,187

USD	518,321	DKK	3,245,000	Barclays Bank plc	1/2/2018	(4,670)
USD	1,886,936	DKK	11,825,000	JPMorgan Chase Bank	1/2/2018	(18,878)
USD	409,452	CAD	527,000	JPMorgan Chase Bank	1/10/2018	(9,875)
USD	1,019,870	EUR	855,000	Deutsche Bank AG	1/10/2018	(6,425)
USD	5,414,913	EUR	4,546,000	Goldman Sachs Bank USA	1/10/2018	(41,855)
USD	143,783	EUR	121,000	JPMorgan Chase Bank	1/10/2018	(1,459)
USD	6,967,207	GBP	5,192,000	HSBC Bank plc	1/10/2018	(44,277)
USD	48,263	AUD	63,000	BNP Paribas	1/12/2018	(892)
USD	57,886	EUR	49,000	Royal Bank of Scotland	1/12/2018	(938)
USD	91,111	RUB	5,440,232	Deutsche Bank AG**	1/12/2018	(3,191)
MXN	952,657	USD	50,695	Citibank NA	1/22/2018	(2,430)
MXN	18,171,000	USD	966,594	HSBC Bank plc	1/24/2018	(46,367)
USD	1,477,511	GBP	1,100,000	Barclays Bank plc	1/29/2018	(9,013)
JPY	285,900,000	USD	2,571,270	Goldman Sachs Bank USA	2/15/2018	(28,542)
JPY	922,100,000	USD	8,257,973	JPMorgan Chase Bank	2/15/2018	(57,031)
USD	1,035,248	JPY	116,900,000	Goldman Sachs Bank USA	2/15/2018	(4,433)
USD	5,316,912	JPY	599,200,000	HSBC Bank plc	2/15/2018	(12,234)
USD	5,060,704	JPY	569,300,000	JPMorgan Chase Bank	2/15/2018	(2,518)
USD	2,332,422	SEK	19,590,000	Deutsche Bank AG	2/15/2018	(62,078)
USD	1,583,856	SEK	13,310,000	JPMorgan Chase Bank	2/15/2018	(43,034)
USD	1,245,241	JPY	140,000,000	Barclays Bank plc	2/26/2018	(506)
TWD	85,443,052	USD	2,909,195	Barclays Bank plc**	3/14/2018	(25,996)
USD	5,138,239	KRW	5,714,749,939	Deutsche Bank AG**	3/14/2018	(206,229)

See Notes to Financial Statements.

1378

EQ ADVISORS TRUST

MULTIMANAGER CORE BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

Forward foreign currency contracts outstanding as of December 31, 2017 (Note 1):

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation) ($)
USD	175,015	MYR	740,401	Goldman Sachs Bank USA**	3/14/2018	(7,477)
USD	1,007,890	SGD	1,370,943	Bank of America	3/14/2018	(18,246)
USD	5,442,442	TWD	163,327,690	Deutsche Bank AG**	3/14/2018	(68,903)
MXN	2,676,413	USD	138,000	Royal Bank of Scotland	3/21/2018	(3,759)
USD	4,250,893	DKK	28,959,000	Bank of America	4/3/2018	(443,676)
USD	1,283,645	DKK	8,005,000	Deutsche Bank AG	4/3/2018	(14,054)
USD	619,097	DKK	3,851,082	Goldman Sachs Bank USA	4/3/2018	(5,206)
USD	3,822,531	DKK	25,541,000	JPMorgan Chase Bank	4/3/2018	(317,944)
USD	1,169,734	DKK	7,462,515	Goldman Sachs Bank USA	7/2/2018	(47,676)
USD	1,785,353	DKK	11,830,000	HSBC Bank plc	7/2/2018	(144,554)
USD	2,903,430	DKK	17,877,000	Bank of America	10/1/2018	(33,163)
USD	1,890,638	DKK	11,697,000	Deutsche Bank AG	10/1/2018	(30,788)
USD	185,520	DKK	1,130,000	Goldman Sachs Bank USA	10/1/2018	(102)
USD	522,063	DKK	3,385,000	JPMorgan Chase Bank	10/2/2018	(34,026)

Total unrealized depreciation						(1,802,445)

Net unrealized depreciation						(1,445,258)

**	Non-deliverable forward.

Written Call Options Contracts as of December 31, 2017 (Note 1):

Description	Counterparty	Number of Contracts	Notional Amount		Exercise Price		Expiration Date	Value ($)
3 Month Eurodollar	Exchange Traded	93	USD	(23,250,000)	USD	98.75	3/19/2018	(581)
Mid-Curve 3-Year Eurodollar	Exchange Traded	549	USD	(137,250,000)	USD	97.88	6/15/2018	(99,507)

Total Written Options Contracts (Premiums Received ($176,230))								(100,088)

See Notes to Financial Statements.

1379

EQ ADVISORS TRUST

MULTIMANAGER CORE BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2017:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.) (a)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)		Total
Assets:
Asset-Backed Securities	$—	$74,518,534	$—	(b)	$74,518,534
Collateralized Mortgage Obligations	—	98,732,351	—		98,732,351
Commercial Mortgage-Backed Securities	—	33,978,592	200,000		34,178,592
Corporate Bonds
Consumer Discretionary	—	16,284,860	—		16,284,860
Consumer Staples	—	8,700,925	—		8,700,925
Energy	—	12,106,651	—		12,106,651
Financials	—	113,121,296	323,960		113,445,256
Health Care	—	14,015,858	—		14,015,858
Industrials	—	8,355,915	—		8,355,915
Information Technology	—	15,864,476	—		15,864,476
Materials	—	3,546,653	—		3,546,653
Real Estate	—	8,787,538	—		8,787,538
Telecommunication Services	—	7,296,726	—		7,296,726
Utilities	—	10,422,937	—		10,422,937
Foreign Government Securities	—	13,417,264	—		13,417,264
Forward Currency Contracts	—	357,187	—		357,187
Futures	485,529	—	—		485,529
Loan Participations
Financials	—	1,309,282	—		1,309,282
Industrials	—	592,206	—		592,206
Mortgage-Backed Securities	—	178,443,018	—		178,443,018
Municipal Bonds	—	6,978,320	—		6,978,320
Options Purchased
Call Option Purchased	61,800	—	—		61,800
Put Options Purchased	26,676	—	—		26,676
Short-Term Investments
Certificates of Deposit	—	1,500,143	—		1,500,143
Commercial Paper	—	2,692,127	—		2,692,127
Foreign Government Treasury Bills	—	12,602,405	—		12,602,405
Investment Company	81,103	—	—		81,103
Repurchase Agreements	—	3,849,035	—		3,849,035
U.S. Government Agency Security	—	26,760	—		26,760
Supranational	—	5,504,119	—		5,504,119
U.S. Government Agency Securities	—	5,129,635	—		5,129,635
U.S. Treasury Obligations	—	211,819,513	—		211,819,513

Total Assets	$655,108	$869,954,326	$523,960		$871,133,394

Liabilities:
Forward Currency Contracts	$—	$(1,802,445)	$—		$(1,802,445)
Futures	(603,842)	—	—		(603,842)
Mortgage-Backed Securities	—	(16,668,824)	—		(16,668,824)
Options Written
Call Options Written	(100,088)	—	—		(100,088)

Total Liabilities	$(703,930)	$(18,471,269)	$—		$(19,175,199)

Total	$(48,822)	$851,483,057	$523,960		$851,958,195

(a)	A security with a market value of $203,207 transferred from Level 3 to Level 2 at the end of the year due to active trading.
(b)	Value is zero.

See Notes to Financial Statements.

1380

EQ ADVISORS TRUST

MULTIMANAGER CORE BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

There were no additional transfers between Levels 1, 2 or 3 during the year ended December 31, 2017.

Fair Values of Derivative Instruments as of December 31, 2017:

	Statement of Assets and Liabilities
Derivatives Not Accounted for as Hedging Instrument^	Asset Derivatives	Fair Value
Interest rate contracts	Receivables, Net assets – Unrealized appreciation	$574,005	*
Foreign exchange contracts	Receivables	357,187

Total		$931,192

	Liability Derivatives
Interest rate contracts	Payables, Net assets – Unrealized depreciation	$(703,930	)*
Foreign exchange contracts	Payables	(1,802,445)

Total		$(2,506,375)

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Portfolio of Investments. Only variation margin is reported within the Statement of Assets & Liabilities.

The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2017:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instrument^	Options	Futures	Forward Foreign Currency Contracts	Total
Interest rate contracts	$(95,548)	$652,514	$—	$556,966
Foreign exchange contracts	—	—	(395,288)	(395,288)

Total	$(95,548)	$652,514	$(395,288)	$161,678

Amount of Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instrument^	Options	Futures	Forward Foreign Currency Contracts	Total
Interest rate contracts	$(39,382)	$(22,380)	$—	$(61,762)
Foreign exchange contracts	—	—	(2,441,422)	(2,441,422)

Total	$(39,382)	$(22,380)	$(2,441,422)	$(2,503,184)

^ The Portfolio held forward foreign currency contracts, futures contracts and options contracts as a substitute for investing in conventional securities, hedging and in an attempt to enhance returns.

The Portfolio held forward foreign currency contracts with an average settlement value of approximately $81,543,000 during the year ended December 31, 2017, option contracts with an average notional balance of approximately $86,000 during the year ended December 31, 2017, and futures contracts with an average notional balance of approximately $245,035,000 respectively, during the year ended December 31, 2017.

See Notes to Financial Statements.

1381

EQ ADVISORS TRUST

MULTIMANAGER CORE BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

The following table presents the Portfolio’s gross derivative assets and liabilities by counterparty net of amounts available for offset under netting arrangements and any related collateral received or pledged by the Portfolio as of December 31, 2017:

Counterparty	Gross Amount of Derivative Assets Presented in the Statement of Assets and Liabilities (a)	Derivatives Available for Offset	Collateral Received	Net Amount Due from Counterparty
Bank of America	$9,048	$(9,048)	$—	$—
Barclays Bank plc	66,178	(40,185)	—	25,993
BNP Paribas	227	(227)	—	—
Deutsche Bank AG	50,620	(50,620)	—	—
Goldman Sachs Bank USA	68,444	(68,444)	—	—
HSBC Bank plc	69,175	(69,175)	—	—
JPMorgan Chase Bank	73,915	(73,915)	—	—
Royal Bank of Scotland	19,580	(4,697)	—	14,883

Total	$357,187	$(316,311)	$—	$40,876

Counterparty	Gross Amount of Derivative Liabilities Presented in the Statement of Assets and Liabilities (a)	Derivatives Available for Offset	Collateral Pledged	Net Amount Due to Counterparty
Bank of America	$495,085	$(9,048)	$(386,386)	$99,651
Barclays Bank plc	40,185	(40,185)	—	—
BNP Paribas	892	(227)	—	665
Citibank NA	2,430	—	—	2,430
Deutsche Bank AG	391,668	(50,620)	(264,231)	76,817
Goldman Sachs Bank USA	135,291	(68,444)	—	66,847
HSBC Bank plc	247,432	(69,175)	(87,787)	90,470
JPMorgan Chase Bank	484,765	(73,915)	(345,078)	65,772
Royal Bank of Scotland	4,697	(4,697)	—	—

Total	$1,802,445	$(316,311)	$(1,083,482)	$402,652

(a)	For financial reporting purposes the Portfolio does not offset derivative assets and derivative liabilities subject to master netting arrangements in the Statement of Assets and Liabilities.

Sale-Buyback Transactions:

Counterparty	Borrowing Rate	Borrowing Date	Maturity Date	Amount Borrowed (1)	Payable for Sale-Buyback Transactions (2)
Merrill Lynch	2.00%	12/28/2017	1/2/2018	$(7,922,500)	$(7,921,182)
Merrill Lynch	2.00	12/29/2017	1/3/2018	(7,930,000)	(7,929,781)
Morgan Stanley & Co. LLC	1.60	12/6/2017	1/5/2018	(4,228,750)	(4,224,453)
Morgan Stanley & Co. LLC	1.60	12/6/2017	1/5/2018	(2,106,563)	(2,105,242)

					$(22,180,658)

(1)	The average amount of borrowings while outstanding for 316 days during the year ended December 31, 2017, was approximately $22,908,000 at a weighted average interest rate of 1.62%.
(2)	Payable for sale-buyback transactions includes $(7,155) of deferred price drop on sale-buyback transactions.

See Notes to Financial Statements.

1382

EQ ADVISORS TRUST

MULTIMANAGER CORE BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

The following is a summary by counterparty of Borrowings and Other Financial Transactions and collateral (received)/pledged as of December 31, 2017:

Counterparty	Payable for Sale-Buyback Transactions	Collateral (Received)/ Pledged	Net Exposure (3)
Merrill Lynch	$(15,850,963)	$15,856,250	$5,287
Morgan Stanley & Co. LLC	(6,329,695)	6,300,032	(29,663)

	$(22,180,658)	$22,156,282	$(24,376)

(3)	Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default.

	December 31, 2017
	Remaining Contractual Maturity of the Agreements
	Overnight and Continuous	Up to 30 Days	30 - 90 Days	Greater than 90 Days	Total
Sale-Buyback
U.S. Treasury Bonds	$—	$4,224,453	$—	$—	$4,224,453
U.S. Treasury Notes	—	17,956,205	—	—	17,956,205
Foreign Governments	—	—	—	—	—

Total Borrowings	$—	$22,180,658	$—	$—	$22,180,658

Gross amount of recognized liabilities for sale-buybacks					$22,180,658

Investment security transactions for the year ended December 31, 2017 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$2,615,502,125
Long-term U.S. government debt securities	416,582,799

$3,032,084,924

Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$2,568,651,587
Long-term U.S. government debt securities	394,925,772

$2,963,577,359

As of December 31, 2017, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments in securities and derivative instruments, if applicable, for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$11,286,292
Aggregate gross unrealized depreciation	(24,809,489)

Net unrealized depreciation	$(13,523,197)

Federal income tax cost of investments in securities and derivative instruments, if applicable	$865,481,392

See Notes to Financial Statements.

1383

EQ ADVISORS TRUST

MULTIMANAGER CORE BOND PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2017

ASSETS
Investments in Securities, at value (x):
Unaffiliated Issuers (Cost $877,851,462)	$866,441,643
Repurchase Agreements (Cost $3,849,035)	3,849,035
Cash	15,333,762
Foreign cash (Cost $704,850)	706,514
Cash held as collateral at broker	989,000
Receivable for forward commitments	196,752,456
Receivable for securities sold	8,537,104
Dividends, interest and other receivables	4,131,034
Unrealized appreciation on forward foreign currency contracts	357,187
Due from broker for futures variation margin	239,141
Receivable from Separate Accounts for Portfolio shares sold	219,983
Securities lending income receivable	1,583
Other assets	3,119

Total assets	1,097,561,561

LIABILITIES
Payable for forward commitments	277,966,484
Payable for sale-buyback financing transactions	22,180,658
Securities sold short (Proceeds received $16,683,507)	16,668,824
Payable for return of collateral on securities loaned	3,849,035
Payable for securities purchased	3,307,254
Unrealized depreciation on forward foreign currency contracts	1,802,445
Payable to Separate Accounts for Portfolio shares redeemed	354,278
Investment management fees payable	299,312
Options written, at value (Premiums received $176,230)	100,088
Administrative fees payable	79,420
Distribution fees payable – Class IB	59,796
Trustees’ fees payable	9,469
Distribution fees payable – Class IA	6,935
Other liabilities	247,471
Accrued expenses	250,425

Total liabilities	327,181,894

NET ASSETS	$770,379,667

Net assets were comprised of:
Paid in capital	$789,413,994
Accumulated undistributed net investment income (loss)	1,387,790
Accumulated undistributed net realized gain (loss)	(7,549,889)
Net unrealized appreciation (depreciation)	(12,872,228)

Net assets	$770,379,667

Class IA
Net asset value, offering and redemption price per share, $29,622,705 / 3,005,690 shares outstanding (unlimited amount authorized: $0.01 par value)	$9.86

Class IB
Net asset value, offering and redemption price per share, $281,820,461 / 28,524,915 shares outstanding (unlimited amount authorized: $0.01 par value)	$9.88

Class K
Net asset value, offering and redemption price per share, $458,936,501 / 46,548,546 shares outstanding (unlimited amount authorized: $0.01 par value)	$9.86

(x)	Includes value of securities on loan of $3,770,675.

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2017

INVESTMENT INCOME
Interest	$20,247,716
Dividends	41,092
Securities lending (net)	15,170

Total income	20,303,978

EXPENSES
Investment management fees	4,065,364
Administrative fees	910,602
Distribution fees – Class IB	700,883
Custodian fees	285,000
Professional fees	84,308
Distribution fees – Class IA	84,171
Printing and mailing expenses	63,143
Interest expense	21,905
Trustees’ fees	17,517
Miscellaneous	121,948

Gross expenses	6,354,841
Less: Waiver from investment manager	(743,232)

Net expenses	5,611,609

NET INVESTMENT INCOME (LOSS)	14,692,369

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Investments in securities	2,260,674
Futures contracts	652,514
Forward foreign currency contracts	(395,288)
Foreign currency transactions	158,383
Options written	246,152
Securities sold short	(428,675)

Net realized gain (loss)	2,493,760

Change in unrealized appreciation (depreciation) on:
Investments in securities	7,325,082
Futures contracts	(22,380)
Forward foreign currency contracts	(2,441,422)
Foreign currency translations	27,538
Options written	76,142
Securities sold short	45,622

Net change in unrealized appreciation (depreciation)	5,010,582

NET REALIZED AND UNREALIZED GAIN (LOSS)	7,504,342

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$22,196,711

See Notes to Financial Statements.

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STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2017	2016
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$14,692,369	$14,158,771
Net realized gain (loss)	2,493,760	1,799,866
Net change in unrealized appreciation (depreciation)	5,010,582	3,361,312

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	22,196,711	19,319,949

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income
Class IA	(704,696)	(747,132)
Class IB	(5,831,330)	(5,903,792)
Class K	(9,954,157)	(9,078,441)

	(16,490,183)	(15,729,365)

Distributions from net realized capital gains
Class IA	—	(35,129)
Class IB	—	(278,134)
Class K	—	(384,113)

	—	(697,376)

TOTAL DIVIDENDS AND DISTRIBUTIONS	(16,490,183)	(16,426,741)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 306,899 and 379,698 shares, respectively ]	3,028,658	3,761,402
Capital shares issued in reinvestment of dividends and distributions [ 71,452 and 78,858 shares, respectively ]	704,696	782,261
Capital shares repurchased [ (804,631) and (568,315) shares, respectively ]	(7,913,410)	(5,611,046)

Total Class IA transactions	(4,180,056)	(1,067,383)

Class IB
Capital shares sold [ 3,523,779 and 4,037,667 shares, respectively ]	34,798,130	40,171,525
Capital shares issued in reinvestment of dividends and distributions [ 589,852 and 621,811 shares, respectively ]	5,831,330	6,181,926
Capital shares repurchased [ (4,083,601) and (5,724,349) shares, respectively ]	(40,343,332)	(56,841,585)

Total Class IB transactions	286,128	(10,488,134)

Class K
Capital shares sold [ 9,578,506 and 7,039,004 shares, respectively ]	94,562,668	69,397,828
Capital shares issued in reinvestment of dividends and distributions [ 1,008,716 and 953,428 shares, respectively ]	9,954,157	9,462,554
Capital shares repurchased [ (4,743,597) and (4,627,184) shares, respectively ]	(46,823,239)	(45,922,556)

Total Class K transactions	57,693,586	32,937,826

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	53,799,658	21,382,309

TOTAL INCREASE (DECREASE) IN NET ASSETS	59,506,186	24,275,517
NET ASSETS:
Beginning of year	710,873,481	686,597,964

End of year (a)	$770,379,667	$710,873,481

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$1,387,790	$650,096

See Notes to Financial Statements.

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FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class IA	2017	2016	2015	2014	2013
Net asset value, beginning of year	$9.78	$9.74	$9.91	$9.87	$10.29

Income (loss) from investment operations:
Net investment income (loss) (e)	0.18	0.18	0.16	0.17	0.15
Net realized and unrealized gain (loss)	0.11	0.08	(0.14)	0.19	(0.38)

Total from investment operations	0.29	0.26	0.02	0.36	(0.23)

Less distributions:
Dividends from net investment income	(0.21)	(0.21)	(0.19)	(0.21)	(0.16)
Distributions from net realized gains	—	(0.01)	—	(0.11)	(0.03)

Total dividends and distributions	(0.21)	(0.22)	(0.19)	(0.32)	(0.19)

Net asset value, end of year	$9.86	$9.78	$9.74	$9.91	$9.87

Total return	2.95%	2.64%	0.21%	3.60%	(2.33)%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$29,623	$33,551	$34,482	$36,937	$37,566
Ratio of expenses to average net assets:
After waivers (f)	0.90%	0.94%	0.96%	1.01%**	1.00%
Before waivers (f)	1.00%	1.00%	0.97%	1.02%**	1.00%
Ratio of net investment income (loss) to average net assets:
After waivers (f)	1.85%	1.86%	1.59%	1.67%	1.52%
Before waivers (f)	1.74%	1.80%	1.58%	1.66%	1.52%
Portfolio turnover rate^	359%	298%	379%	264%	410%

	Year Ended December 31,
Class IB	2017	2016	2015	2014	2013
Net asset value, beginning of year	$9.80	$9.76	$9.94	$9.89	$10.31

Income (loss) from investment operations:
Net investment income (loss) (e)	0.18	0.19	0.16	0.17	0.15
Net realized and unrealized gain (loss)	0.11	0.07	(0.15)	0.20	(0.38)

Total from investment operations	0.29	0.26	0.01	0.37	(0.23)

Less distributions:
Dividends from net investment income	(0.21)	(0.21)	(0.19)	(0.21)	(0.16)
Distributions from net realized gains	—	(0.01)	—	(0.11)	(0.03)

Total dividends and distributions	(0.21)	(0.22)	(0.19)	(0.32)	(0.19)

Net asset value, end of year	$9.88	$9.80	$9.76	$9.94	$9.89

Total return	2.94%	2.63%	0.11%	3.70%	(2.31)%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$281,820	$279,239	$288,464	$291,789	$291,699
Ratio of expenses to average net assets:
After waivers (f)	0.90%	0.94%	0.96%	1.01%**	1.00%
Before waivers (f)	1.00%	1.00%	0.97%	1.02%**	1.00%
Ratio of net investment income (loss) to average net assets:
After waivers (f)	1.84%	1.86%	1.59%	1.67%	1.52%
Before waivers (f)	1.74%	1.80%	1.58%	1.66%	1.52%
Portfolio turnover rate^	359%	298%	379%	264%	410%

See Notes to Financial Statements.

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FINANCIAL HIGHLIGHTS (Continued)

	Year Ended December 31,
Class K	2017	2016	2015	2014	2013
Net asset value, beginning of year	$9.78	$9.74	$9.91	$9.87	$10.29

Income (loss) from investment operations:
Net investment income (loss) (e)	0.21	0.21	0.18	0.19	0.18
Net realized and unrealized gain (loss)	0.10	0.07	(0.14)	0.19	(0.39)

Total from investment operations	0.31	0.28	0.04	0.38	(0.21)

Less distributions:
Dividends from net investment income	(0.23)	(0.23)	(0.21)	(0.23)	(0.18)
Distributions from net realized gains	—	(0.01)	—	(0.11)	(0.03)

Total dividends and distributions	(0.23)	(0.24)	(0.21)	(0.34)	(0.21)

Net asset value, end of year	$9.86	$9.78	$9.74	$9.91	$9.87

Total return	3.20%	2.89%	0.44%	3.86%	(2.08)%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$458,937	$398,084	$363,652	$340,869	$372,956
Ratio of expenses to average net assets:
After waivers (f)	0.65%	0.69%	0.71%	0.76%**	0.75%
Before waivers (f)	0.75%	0.75%	0.72%	0.77%**	0.75%
Ratio of net investment income (loss) to average net assets:
After waivers (f)	2.09%	2.11%	1.84%	1.92%	1.77%
Before waivers (f)	1.99%	2.05%	1.83%	1.91%	1.77%
Portfolio turnover rate^	359%	298%	379%	264%	410%
**	Includes Interest Expense of 0.01%.
^	Portfolio turnover rate excludes derivatives, if any.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.

See Notes to Financial Statements.

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INVESTMENT MANAGER

➢	AXA Equitable Funds Management Group, LLC

INVESTMENT SUB-ADVISERS

➢	AllianceBernstein L.P.

➢	BlackRock Investment Management, LLC

➢	Franklin Advisers, Inc.

➢	Wellington Management Company, LLP

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/17
	1 Year	5 Years	10 Years/ Since Incept.
Portfolio – Class IA Shares	26.69%	14.38%	7.87%
Portfolio – Class IB Shares	26.69	14.39	7.77
Portfolio – Class K Shares*	26.95	14.67	14.65
Russell 2500™ Growth Index	24.46	15.47	9.62
* Date of inception 8/26/11. Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned 26.69% for the year ended December 31, 2017. This compares to the Portfolio’s benchmark, the Russell 2500™ Growth Index, which returned 24.46% over the same period.

The following commentary describes key factors (such as stock selection and sector allocation decisions) that helped or hurt the Portfolio’s performance relative to the Russell 2500™ Growth Index.

Portfolio Highlights

What helped performance during the year:

•

Stock selection in the information technology sector contributed significantly to the Portfolio’s performance relative to the benchmark. Top sector contributors included educational technology company 2U, Inc., computer networking company Arista Networks, Inc. and cloud computing company ServiceNow, Inc.

•	Stock selection within consumer discretionary and health care also proved additive.

•	Medical device company Align Technology, Inc. and restaurant chain Panera Bread Company also added to relative performance.

What hurt performance during the year:

•	An overweight position relative to the benchmark in the energy sector detracted from performance.

•	Financials sector stock selection detracted from relative performance.

•	Consumer discretionary sector holdings Ulta Beauty, Inc. and IMAX Corp. detracted from relative performance, as did Superior Energy Service Inc. in the energy sector.

Sector Weightings as of December 31, 2017	% of Net Assets
Information Technology	28.1%
Industrials	19.4
Health Care	17.3
Consumer Discretionary	16.4
Repurchase Agreements	8.9
Financials	7.1
Materials	4.2
Consumer Staples	2.1
Real Estate	1.9
Energy	1.8
Telecommunication Services	0.5
Utilities	0.2
Cash and Other	(7.9)

100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees (in the case of Class IA and Class IB shares of the Portfolio), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

1388

MULTIMANAGER MID CAP GROWTH PORTFOLIO (Unaudited)

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2017 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/17	Ending Account Value 12/31/17	Expenses Paid During Period* 7/1/17 - 12/31/17
Class IA
Actual	$1,000.00	$1,129.53	$5.90
Hypothetical (5% average annual return before expenses)	1,000.00	1,019.66	5.60
Class IB
Actual	1,000.00	1,130.19	5.91
Hypothetical (5% average annual return before expenses)	1,000.00	1,019.66	5.60
Class K
Actual	1,000.00	1,131.49	4.57
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.92	4.33

*  Expenses are equal to the Portfolio’s Class IA, Class IB and Class K shares annualized expense ratios of 1.10%, 1.10% and 0.85%, respectively, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

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PORTFOLIO OF INVESTMENTS

December 31, 2017

	Number of Shares	Value (Note 1)

COMMON STOCKS:
Consumer Discretionary (16.4%)
Auto Components (0.8%)
Cooper-Standard Holdings, Inc.*	157	$19,233
Dana, Inc.	2,797	89,532
Dorman Products, Inc.*	1,025	62,669
Fox Factory Holding Corp.*	1,374	53,380
Gentex Corp.	7,179	150,400
Gentherm, Inc.*	1,113	35,338
Horizon Global Corp.*	932	13,067
LCI Industries	956	124,280
Lear Corp.	2,198	388,298
Shiloh Industries, Inc.*	205	1,681
Standard Motor Products, Inc.	503	22,590
Tenneco, Inc.	7,284	426,404
Visteon Corp.*	1,231	154,047

		1,540,919

Automobiles (0.2%)
Thor Industries, Inc.	1,927	290,437
Winnebago Industries, Inc.	1,103	61,327

		351,764

Distributors (0.1%)
Core-Mark Holding Co., Inc.	1,801	56,876
Pool Corp.	1,531	198,494

		255,370

Diversified Consumer Services (1.7%)
Bridgepoint Education, Inc.*	634	5,262
Bright Horizons Family Solutions, Inc.*	7,871	739,874
Capella Education Co.	419	32,431
Carriage Services, Inc.	254	6,530
Chegg, Inc. (x)*	24,437	398,812
Collectors Universe, Inc.	282	8,076
Grand Canyon Education, Inc.*	12,074	1,080,985
H&R Block, Inc.	1,260	33,037
Houghton Mifflin Harcourt Co.*	2,756	25,631
Laureate Education, Inc., Class A*	14,200	192,552
Liberty Tax, Inc.	30	330
Service Corp. International	7,154	266,987
ServiceMaster Global Holdings, Inc.*	5,242	268,757
Sotheby’s*	1,503	77,555
Strayer Education, Inc.	413	36,997
Weight Watchers International, Inc. (x)*	1,028	45,520

		3,219,336

Hotels, Restaurants & Leisure (5.6%)
Aramark	4,024	171,986
BJ’s Restaurants, Inc.	812	29,557
Bloomin’ Brands, Inc.	3,646	77,806
Bojangles’, Inc.*	684	8,071
Boyd Gaming Corp.	2,975	104,274
Brinker International, Inc.	1,348	52,356
Buffalo Wild Wings, Inc.*	3,581	559,889
Caesars Entertainment Corp.*	296	3,744
Cheesecake Factory, Inc. (The)(x)	1,645	79,256
Choice Hotels International, Inc.	1,329	103,130
Churchill Downs, Inc.	518	120,539

Chuy’s Holdings, Inc.*	629	17,643
Cracker Barrel Old Country Store, Inc. (x)	757	120,280
Dave & Buster’s Entertainment, Inc.*	17,491	964,978
Denny’s Corp.*	1,948	25,792
DineEquity, Inc. (x)	416	21,104
Domino’s Pizza, Inc.	1,712	323,500
Drive Shack, Inc.*	1,083	5,989
Dunkin’ Brands Group, Inc.	3,525	227,257
Eldorado Resorts, Inc. (x)*	1,801	59,703
Empire Resorts, Inc. (x)*	111	2,997
Extended Stay America, Inc.	4,245	80,655
Fiesta Restaurant Group, Inc. (x)*	46	874
Golden Entertainment, Inc.*	125	4,081
Habit Restaurants, Inc. (The), Class A (x)*	802	7,659
Hilton Grand Vacations, Inc.*	13,983	586,587
Hilton Worldwide Holdings, Inc.	12,595	1,005,837
ILG, Inc.	382	10,879
Inspired Entertainment, Inc. (x)*	223	2,185
Jack in the Box, Inc.	925	90,752
La Quinta Holdings, Inc.*	654	12,073
Lindblad Expeditions Holdings, Inc.*	732	7,166
Marcus Corp. (The)	640	17,504
Marriott Vacations Worldwide Corp.	3,076	415,906
Melco Resorts & Entertainment Ltd. (ADR)	35,953	1,044,074
Nathan’s Famous, Inc.	93	7,022
Noodles & Co. (x)*	366	1,922
Norwegian Cruise Line Holdings Ltd.*	5,460	290,745
Papa John’s International, Inc.	996	55,886
Penn National Gaming, Inc.*	439	13,754
Pinnacle Entertainment, Inc.*	1,424	46,608
Planet Fitness, Inc., Class A*	28,504	987,094
Potbelly Corp.*	201	2,472
Red Robin Gourmet Burgers, Inc.*	474	26,734
Red Rock Resorts, Inc., Class A	2,655	89,580
Ruth’s Hospitality Group, Inc.	1,137	24,616
Scientific Games Corp., Class A*	2,104	107,935
SeaWorld Entertainment, Inc. (x)*	2,667	36,191
Shake Shack, Inc., Class A (x)*	845	36,504
Six Flags Entertainment Corp. (x)	2,572	171,218
Sonic Corp. (x)	842	23,138
Texas Roadhouse, Inc.	2,640	139,075
Vail Resorts, Inc.	4,327	919,358
Wendy’s Co. (The)	7,324	120,260
Wingstop, Inc.	11,041	430,378
Wynn Resorts Ltd.	2,785	469,523
Zoe’s Kitchen, Inc. (x)*	159	2,658

		10,368,754

Household Durables (1.3%)
Cavco Industries, Inc.*	332	50,663
Century Communities, Inc.*	50	1,555
GoPro, Inc., Class A (x)*	4,172	31,582
Helen of Troy Ltd.*	483	46,537
Hooker Furniture Corp.	428	18,169

See Notes to Financial Statements.

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PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

	Number of Shares	Value (Note 1)

Hovnanian Enterprises, Inc., Class A*	1,097	$3,675
Installed Building Products, Inc.*	848	64,406
iRobot Corp. (x)*	1,045	80,152
KB Home (x)	712	22,748
La-Z-Boy, Inc.	844	26,333
Leggett & Platt, Inc.	4,194	200,180
LGI Homes, Inc. (x)*	423	31,738
M/I Homes, Inc.*	8,888	305,747
MDC Holdings, Inc.	694	22,125
Meritage Homes Corp.*	113	5,786
Mohawk Industries, Inc.*	1,283	353,979
NVR, Inc.*	130	456,068
PICO Holdings, Inc.*	49	627
PulteGroup, Inc.	3,003	99,850
Taylor Morrison Home Corp., Class A*	9,667	236,551
Tempur Sealy International, Inc.*	697	43,695
Toll Brothers, Inc.	2,770	133,015
TopBuild Corp.*	819	62,031
TRI Pointe Group, Inc.*	268	4,803
Tupperware Brands Corp.	1,987	124,585
Universal Electronics, Inc.*	552	26,082
William Lyon Homes, Class A*	167	4,856
ZAGG, Inc.*	748	13,801

		2,471,339

Internet & Direct Marketing Retail (1.0%)
1-800-Flowers.com, Inc., Class A*	345	3,692
Duluth Holdings, Inc., Class B (x)*	13,920	248,472
Groupon, Inc.*	13,350	68,085
HSN, Inc.	75	3,026
Liberty Expedia Holdings, Inc., Class A*	400	17,732
Nutrisystem, Inc.	1,169	61,489
Overstock.com, Inc. (x)*	322	20,576
PetMed Express, Inc.	776	35,308
Shutterfly, Inc.*	4,936	245,566
TripAdvisor, Inc.*	2,031	69,988
Wayfair, Inc., Class A (x)*	14,330	1,150,269

		1,924,203

Leisure Products (0.3%)
American Outdoor Brands Corp. (x)*	2,066	26,527
Brunswick Corp.	2,778	153,401
Malibu Boats, Inc., Class A*	744	22,119
Marine Products Corp.	250	3,185
MCBC Holdings, Inc.*	757	16,821
Nautilus, Inc.*	1,235	16,487
Polaris Industries, Inc. (x)	2,304	285,674
Sturm Ruger & Co., Inc. (x)	672	37,531

		561,745

Media (1.1%)
AMC Networks, Inc., Class A*	1,905	103,022
Cable One, Inc.	186	130,823
Emerald Expositions Events, Inc.	74	1,505
Entercom Communications Corp., Class A	3,872	41,818
Entravision Communications Corp., Class A	2,706	19,348

Eros International plc (x)*	509	4,912
Global Eagle Entertainment, Inc. (x)*	20,537	47,030
Gray Television, Inc.*	1,630	27,303
IMAX Corp.*	13,429	310,881
Interpublic Group of Cos., Inc. (The)	12,825	258,552
Liberty Media Corp.-Liberty Braves, Class C*	1,349	29,975
Liberty Media Corp.-Liberty Formula One, Class C (x)*	9,108	311,128
Liberty Media Corp-Liberty Braves, Class A*	384	8,467
Lions Gate Entertainment Corp., Class A*	1,353	45,745
Lions Gate Entertainment Corp., Class B*	2,516	79,858
Live Nation Entertainment, Inc.*	5,286	225,025
Loral Space & Communications, Inc.*	488	21,496
Madison Square Garden Co. (The), Class A*	65	13,705
MDC Partners, Inc., Class A*	678	6,611
New York Times Co. (The), Class A	3,967	73,390
Nexstar Media Group, Inc., Class A	1,705	133,331
Reading International, Inc., Class A*	154	2,572
Regal Entertainment Group, Class A	1,131	26,024
Sinclair Broadcast Group, Inc., Class A	2,770	104,845
tronc, Inc.*	435	7,652
WideOpenWest, Inc.*	255	2,695
World Wrestling Entertainment, Inc., Class A (x)	1,490	45,564

		2,083,277

Multiline Retail (0.9%)
Big Lots, Inc. (x)	1,637	91,918
Dollar Tree, Inc.*	8,948	960,210
Nordstrom, Inc.	4,613	218,564
Ollie’s Bargain Outlet Holdings, Inc.*	9,472	504,384
Sears Holdings Corp. (x)*	60	215

		1,775,291

Specialty Retail (2.6%)
America’s Car-Mart, Inc.*	102	4,554
Asbury Automotive Group, Inc.*	728	46,592
At Home Group, Inc.*	6,854	208,293
Boot Barn Holdings, Inc. (x)*	16,123	267,803
Burlington Stores, Inc.*	6,156	757,373
Camping World Holdings, Inc., Class A	1,255	56,136
Children’s Place, Inc. (The)	680	98,838
Dick’s Sporting Goods, Inc.	2,509	72,109
Five Below, Inc.*	13,609	902,549
Floor & Decor Holdings, Inc., Class A*	10,994	535,188
Foot Locker, Inc.	306	14,345

See Notes to Financial Statements.

1391

EQ ADVISORS TRUST

MULTIMANAGER MID CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

	Number of Shares	Value (Note 1)

Francesca’s Holdings Corp.*	1,387	$10,139
J. Jill, Inc.*	438	3,416
Lithia Motors, Inc., Class A	7,816	887,819
Lumber Liquidators Holdings, Inc.*	1,099	34,498
MarineMax, Inc.*	548	10,357
Michaels Cos., Inc. (The)*	3,320	80,311
Monro, Inc. (x)	1,249	71,131
National Vision Holdings, Inc.*	196	7,960
Party City Holdco, Inc. (x)*	58	809
Restoration Hardware Holdings, Inc. (x)*	788	67,933
Sally Beauty Holdings, Inc.*	1,789	33,562
Sleep Number Corp. (x)*	1,529	57,475
Sportsman’s Warehouse Holdings, Inc. (x)*	48,739	322,165
Tailored Brands, Inc.	633	13,818
Tile Shop Holdings, Inc.	1,556	14,938
Williams-Sonoma, Inc.	651	33,657
Winmark Corp.	76	9,834

		4,623,602

Textiles, Apparel & Luxury Goods (0.8%)
Carter’s, Inc.	1,827	214,654
Columbia Sportswear Co.	399	28,680
Crocs, Inc.*	1,833	23,169
Culp, Inc.	430	14,405
Deckers Outdoor Corp.*	72	5,778
Lululemon Athletica, Inc.*	3,746	294,398
Michael Kors Holdings Ltd.*	417	26,250
Oxford Industries, Inc.	263	19,775
Skechers U.S.A., Inc., Class A*	7,011	265,296
Steven Madden Ltd.*	2,330	108,811
Superior Uniform Group, Inc.	306	8,173
Under Armour, Inc., Class A (x)*	17,533	253,002
Under Armour, Inc., Class C (x)*	13,058	173,933
Wolverine World Wide, Inc.	3,732	118,976

		1,555,300

Total Consumer Discretionary		30,730,900

Consumer Staples (2.1%)
Beverages (0.3%)
Boston Beer Co., Inc. (The), Class A (x)*	318	60,770
Castle Brands, Inc. (x)*	3,647	4,449
Coca-Cola Bottling Co. Consolidated	184	39,608
Craft Brew Alliance, Inc.*	532	10,214
MGP Ingredients, Inc. (x)	454	34,904
Monster Beverage Corp.*	4,712	298,222
National Beverage Corp.	457	44,530
Primo Water Corp.*	947	11,904

		504,601

Food & Staples Retailing (0.4%)
Chefs’ Warehouse, Inc. (The)*	686	14,063
Performance Food Group Co.*	3,500	115,850
PriceSmart, Inc.	871	74,993
Rite Aid Corp. (x)*	19,295	38,011
Smart & Final Stores, Inc.*	42,800	365,940
Sprouts Farmers Market, Inc.*	5,090	123,942

		732,799

Food Products (1.0%)
Amplify Snack Brands, Inc. (x)*	1,306	15,685
B&G Foods, Inc. (x)	2,597	91,285
Blue Buffalo Pet Products, Inc. (x)*	27,256	893,723
Bob Evans Farms, Inc.	772	60,849
Calavo Growers, Inc. (x)	620	52,328
Dean Foods Co.	181	2,092
Freshpet, Inc.*	913	17,301
Hostess Brands, Inc.*	22,980	340,334
J&J Snack Foods Corp.	592	89,883
John B Sanfilippo & Son, Inc.	330	20,873
Lamb Weston Holdings, Inc.	1,350	76,208
Lancaster Colony Corp.	741	95,745
Landec Corp.*	225	2,835
Lifeway Foods, Inc.*	210	1,680
Limoneira Co.	148	3,315
Pilgrim’s Pride Corp.*	1,869	58,051
Tootsie Roll Industries, Inc. (x)	480	17,472
TreeHouse Foods, Inc.*	4,484	221,779

		2,061,438

Household Products (0.2%)
Central Garden & Pet Co.*	81	3,153
Central Garden & Pet Co., Class A*	168	6,335
Energizer Holdings, Inc.	2,324	111,505
HRG Group, Inc.*	4,451	75,444
Spectrum Brands Holdings, Inc. (x)	954	107,230
WD-40 Co.	542	63,956

		367,623

Personal Products (0.2%)
elf Beauty, Inc. (x)*	835	18,629
Herbalife Ltd. (x)*	2,507	169,775
Inter Parfums, Inc.	303	13,165
Medifast, Inc.	430	30,018
Natural Health Trends Corp.	257	3,904
Nu Skin Enterprises, Inc., Class A	548	37,390
Revlon, Inc., Class A (x)*	126	2,747
USANA Health Sciences, Inc.*	448	33,174

		308,802

Tobacco (0.0%)
Turning Point Brands, Inc.	209	4,416
Vector Group Ltd.	1,788	40,016

		44,432

Total Consumer Staples		4,019,695

Energy (1.8%)
Energy Equipment & Services (0.4%)
Baker Hughes a GE Co.	4,173	132,034
Fairmount Santrol Holdings, Inc. (x)*	5,572	29,142
Keane Group, Inc.*	1,409	26,785
NCS Multistage Holdings, Inc. (x)*	415	6,117
Oceaneering International, Inc.	12,320	260,445
ProPetro Holding Corp. (x)*	1,462	29,474
RigNet, Inc.*	531	7,938
RPC, Inc. (x)	2,081	53,128

See Notes to Financial Statements.

1392

EQ ADVISORS TRUST

MULTIMANAGER MID CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

	Number of Shares	Value (Note 1)

Select Energy Services, Inc., Class A*	1,026	$18,714
Smart Sand, Inc. (x)*	767	6,642
Solaris Oilfield Infrastructure, Inc., Class A*	625	13,381
Superior Energy Services, Inc.*	15,200	146,376
US Silica Holdings, Inc. (x)	1,975	64,306

		794,482

Oil, Gas & Consumable Fuels (1.4%)
Abraxas Petroleum Corp.*	5,587	13,744
Antero Resources Corp.*	4,488	85,272
Ardmore Shipping Corp.*	497	3,976
Bonanza Creek Energy, Inc.*	83	2,290
Carrizo Oil & Gas, Inc.*	3,017	64,202
Chesapeake Energy Corp. (x)*	2,277	9,017
Diamondback Energy, Inc.*	872	110,090
Energy XXI Gulf Coast, Inc.*	194	1,114
Evolution Petroleum Corp.	986	6,754
Gastar Exploration, Inc. (x)*	3,247	3,409
Gulfport Energy Corp.*	598	7,630
Isramco, Inc.*	22	2,302
Jagged Peak Energy, Inc. (x)*	2,214	34,937
Laredo Petroleum, Inc.*	6,406	67,968
Lilis Energy, Inc. (x)*	1,808	9,239
Matador Resources Co.*	8,931	278,022
Newfield Exploration Co.*	17,920	565,018
Panhandle Oil and Gas, Inc., Class A	324	6,658
Par Pacific Holdings, Inc.*	494	9,524
Parsley Energy, Inc., Class A*	16,175	476,192
PDC Energy, Inc.*	4,854	250,175
Penn Virginia Corp.*	524	20,494
Resolute Energy Corp. (x)*	5,622	176,924
Ring Energy, Inc.*	1,754	24,381
RSP Permian, Inc.*	2,606	106,012
Sanchez Energy Corp. (x)*	2,181	11,581
SilverBow Resources, Inc.*	90	2,675
SRC Energy, Inc.*	16,938	144,481
Tellurian, Inc. (x)*	2,298	22,383
Ultra Petroleum Corp.*	686	6,215
Uranium Energy Corp. (x)*	5,162	9,137

		2,531,816

Total Energy		3,326,298

Financials (7.1%)
Banks (2.6%)
Access National Corp.	65	1,810
Allegiance Bancshares, Inc.*	333	12,537
Ameris Bancorp	1,080	52,056
Atlantic Capital Bancshares, Inc.*	130	2,288
Bank of NT Butterfield & Son Ltd. (The)	1,499	54,399
Bank of the Ozarks, Inc.	2,185	105,863
Bankwell Financial Group, Inc.	30	1,030
Blue Hills Bancorp, Inc.	472	9,487
BSB Bancorp, Inc.*	95	2,779
Capstar Financial Holdings, Inc.*	139	2,887
Carolina Financial Corp.	586	21,770
Chemical Financial Corp.	2,911	155,651
CoBiz Financial, Inc.	160	3,198
Columbia Banking System, Inc.	295	12,815
ConnectOne Bancorp, Inc.	328	8,446
Eagle Bancorp, Inc.*	986	57,089
East West Bancorp, Inc.	328	19,952
Equity Bancshares, Inc., Class A*	137	4,851
FB Financial Corp.*	241	10,120
First Connecticut Bancorp, Inc.	119	3,112
First Financial Bankshares, Inc. (x)	1,622	73,071
First Foundation, Inc.*	380	7,045
First of Long Island Corp. (The)	178	5,073
First Republic Bank	3,333	288,771
Franklin Financial Network, Inc.*	110	3,751
Glacier Bancorp, Inc.	509	20,050
Green Bancorp, Inc.*	172	3,492
Guaranty Bancorp	192	5,309
Guaranty Bancshares, Inc.	84	2,575
HarborOne Bancorp, Inc.*	252	4,828
Heritage Commerce Corp.	187	2,865
Home BancShares, Inc.	4,973	115,622
Howard Bancorp, Inc.*	60	1,320
Investar Holding Corp.	114	2,747
Lakeland Financial Corp.	163	7,904
LegacyTexas Financial Group, Inc.	6,354	268,202
Live Oak Bancshares, Inc.	879	20,964
MB Financial, Inc.	7,477	332,876
Metropolitan Bank Holding Corp.*	2,700	113,670
Midland States Bancorp, Inc.	21	682
National Bank Holdings Corp., Class A	358	11,610
National Commerce Corp.*	203	8,171
Opus Bank*	525	14,333
Pacific Premier Bancorp, Inc.*	546	21,840
People’s Utah Bancorp	96	2,909
Pinnacle Financial Partners, Inc.	8,814	584,367
Preferred Bank	499	29,331
Republic First Bancorp, Inc. (x)*	445	3,760
ServisFirst Bancshares, Inc.	1,815	75,323
Signature Bank*	1,257	172,536
South State Corp.	100	8,715
SunTrust Banks, Inc.	5,513	356,085
SVB Financial Group*	4,218	986,041
Texas Capital Bancshares, Inc.*	1,475	131,128
Tompkins Financial Corp.	32	2,603
TriState Capital Holdings, Inc.*	256	5,888
Union Bankshares, Inc. (x)	149	7,890
Veritex Holdings, Inc.*	188	5,187
West Bancorporation, Inc.	132	3,320
Western Alliance Bancorp*	9,661	547,006
Wintrust Financial Corp.	730	60,130

		4,861,130

Capital Markets (3.5%)
Affiliated Managers Group, Inc.	2,245	460,786
Artisan Partners Asset Management, Inc., Class A	1,748	69,046
BGC Partners, Inc., Class A	2,268	34,269
Cboe Global Markets, Inc.	4,334	539,973
Cohen & Steers, Inc.	836	39,534
Cowen, Inc. (x)*	67	915
Diamond Hill Investment Group, Inc.	117	24,179
Donnelley Financial Solutions, Inc.*	1,190	23,193
Eaton Vance Corp.	4,400	248,116

See Notes to Financial Statements.

1393

EQ ADVISORS TRUST

MULTIMANAGER MID CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

	Number of Shares	Value (Note 1)

Evercore, Inc., Class A	4,625	$416,250
FactSet Research Systems, Inc.	1,507	290,489
Federated Investors, Inc., Class B	1,005	36,260
Financial Engines, Inc.	2,312	70,054
GAMCO Investors, Inc., Class A	41	1,216
Hamilton Lane, Inc., Class A	378	13,377
Houlihan Lokey, Inc.	6,547	297,430
Investment Technology Group, Inc.	185	3,561
Ladenburg Thalmann Financial Services, Inc.	504	1,593
Lazard Ltd., Class A	13,319	699,248
Legg Mason, Inc.	780	32,744
LPL Financial Holdings, Inc.	3,472	198,390
MarketAxess Holdings, Inc.	1,438	290,117
Medley Management, Inc., Class A	252	1,638
Moelis & Co., Class A	1,220	59,170
Morningstar, Inc.	706	68,461
MSCI, Inc.	3,484	440,865
OM Asset Management plc	2,922	48,944
Piper Jaffray Cos.	41	3,536
Pzena Investment Management, Inc., Class A	511	5,452
SEI Investments Co.	5,242	376,690
Silvercrest Asset Management Group, Inc., Class A	292	4,687
Stifel Financial Corp.	7,936	472,668
TD Ameritrade Holding Corp.	19,689	1,006,700
Virtu Financial, Inc., Class A (x)	939	17,184
Virtus Investment Partners, Inc. (x)	35	4,027
Westwood Holdings Group, Inc.	320	21,187
WisdomTree Investments, Inc. (x)	4,553	57,140

		6,379,089

Consumer Finance (0.3%)
Credit Acceptance Corp. (x)*	401	129,715
Enova International, Inc.*	412	6,262
FirstCash, Inc.	330	22,259
Green Dot Corp., Class A*	1,802	108,589
LendingClub Corp.*	11,523	47,590
PRA Group, Inc. (x)*	8,866	294,351

		608,766

Diversified Financial Services (0.0%)
Marlin Business Services Corp.	122	2,733
Voya Financial, Inc.	425	21,025

		23,758

Insurance (0.5%)
Arthur J Gallagher & Co	4,772	301,972
Aspen Insurance Holdings Ltd.	726	29,476
Assurant, Inc.	443	44,672
Atlas Financial Holdings, Inc.*	226	4,644
Crawford & Co., Class B	328	3,155
eHealth, Inc.*	561	9,745
Erie Indemnity Co., Class A	710	86,506
FGL Holdings (x)*	9,000	90,630
HCI Group, Inc.	187	5,591
Health Insurance Innovations, Inc., Class A (x)*	461	11,502
Heritage Insurance Holdings, Inc.	22	396
Infinity Property & Casualty Corp.	61	6,466
Investors Title Co.	48	9,521
Kinsale Capital Group, Inc.	588	26,460
Maiden Holdings Ltd.	288	1,901
National General Holdings Corp.	1,181	23,195
Primerica, Inc.	1,732	175,885
RenaissanceRe Holdings Ltd.	96	12,057
RLI Corp.	1,281	77,705
Stewart Information Services Corp.	57	2,411
Third Point Reinsurance Ltd.*	1,757	25,740
Trupanion, Inc. (x)*	846	24,762
United Insurance Holdings Corp.	559	9,643
Universal Insurance Holdings, Inc.	976	26,694

		1,010,729

Thrifts & Mortgage Finance (0.2%)
BofI Holding, Inc. (x)*	975	29,153
Charter Financial Corp.	145	2,543
Essent Group Ltd.*	3,179	138,031
Greene County Bancorp, Inc. (x)	100	3,260
Hingham Institution for Savings	29	6,003
LendingTree, Inc. (x)*	248	84,432
Meridian Bancorp, Inc.	259	5,335
Meta Financial Group, Inc.	41	3,799
NMI Holdings, Inc., Class A*	330	5,610
Northfield Bancorp, Inc.	192	3,279
Walker & Dunlop, Inc.*	933	44,318
Waterstone Financial, Inc.	133	2,268
WSFS Financial Corp.	332	15,886

		343,917

Total Financials		13,227,389

Health Care (17.3%)
Biotechnology (6.4%)
ACADIA Pharmaceuticals, Inc. (x)*	3,901	117,459
Acceleron Pharma, Inc.*	1,176	49,909
Achaogen, Inc. (x)*	1,333	14,316
Acorda Therapeutics, Inc.*	271	5,813
Adamas Pharmaceuticals, Inc. (x)*	274	9,286
Aduro Biotech, Inc.*	1,607	12,053
Advaxis, Inc. (x)*	1,425	4,047
Agenus, Inc.*	2,354	7,674
Agios Pharmaceuticals, Inc. (x)*	1,526	87,241
Aileron Therapeutics, Inc. (x)*	138	1,455
Aimmune Therapeutics, Inc.*	6,623	250,482
Akebia Therapeutics, Inc.*	1,742	25,904
Alder Biopharmaceuticals, Inc.*	289	3,309
Alkermes plc (x)*	6,001	328,435
Alnylam Pharmaceuticals, Inc.*	2,930	372,257
Amicus Therapeutics, Inc. (x)*	17,257	248,328
AnaptysBio, Inc.*	692	69,698
Anavex Life Sciences Corp. (x)*	1,451	4,672
Arena Pharmaceuticals, Inc.*	1,531	52,008
Argenx SE (ADR)*	1,000	63,140
Array BioPharma, Inc.*	25,268	323,430
Asterias Biotherapeutics, Inc. (x)*	1,117	2,513
Athenex, Inc. (x)*	186	2,957
Athersys, Inc. (x)*	3,729	6,749
Audentes Therapeutics, Inc.*	537	16,781
Avexis, Inc.*	3,999	442,569

See Notes to Financial Statements.

1394

EQ ADVISORS TRUST

MULTIMANAGER MID CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

	Number of Shares	Value (Note 1)

Axovant Sciences Ltd.*	1,211	$6,382
BeiGene Ltd. (ADR)*	1,729	168,958
Bellicum Pharmaceuticals, Inc. (x)*	798	6,711
BioCryst Pharmaceuticals, Inc. (x)*	3,379	16,591
Biohaven Pharmaceutical Holding Co. Ltd.*	6,566	177,151
BioSpecifics Technologies Corp.*	208	9,013
Bioverativ, Inc.*	4,272	230,346
Bluebird Bio, Inc.*	751	133,753
Blueprint Medicines Corp.*	4,612	347,791
Calithera Biosciences, Inc.*	1,247	10,412
Calyxt, Inc. (x)*	230	5,067
Cara Therapeutics, Inc. (x)*	936	11,457
Catalyst Pharmaceuticals, Inc.*	2,979	11,648
ChemoCentryx, Inc.*	938	5,581
Clovis Oncology, Inc.*	6,562	446,216
Coherus Biosciences, Inc. (x)*	1,547	13,614
Conatus Pharmaceuticals, Inc.*	1,027	4,745
Concert Pharmaceuticals, Inc.*	354	9,158
Corbus Pharmaceuticals Holdings, Inc. (x)*	1,776	12,610
Curis, Inc.*	4,631	3,242
Cytokinetics, Inc.*	1,683	13,716
CytomX Therapeutics, Inc.*	1,162	24,530
Dynavax Technologies Corp.*	179	3,347
Eagle Pharmaceuticals, Inc. (x)*	329	17,575
Edge Therapeutics, Inc.*	8,131	76,187
Editas Medicine, Inc. (x)*	944	29,009
Emergent BioSolutions, Inc.*	643	29,880
Epizyme, Inc. (x)*	1,400	17,570
Esperion Therapeutics, Inc.*	661	43,520
Exact Sciences Corp.*	17,749	932,533
Exelixis, Inc.*	11,278	342,851
FibroGen, Inc.*	2,702	128,075
Flexion Therapeutics, Inc. (x)*	1,258	31,500
Fortress Biotech, Inc. (x)*	1,422	5,674
Foundation Medicine, Inc.*	583	39,761
G1 Therapeutics, Inc. (x)*	3,022	59,956
Genocea Biosciences, Inc.*	863	1,001
Genomic Health, Inc.*	795	27,189
Geron Corp. (x)*	6,231	11,216
Global Blood Therapeutics, Inc.*	1,436	56,507
Halozyme Therapeutics, Inc.*	4,648	94,168
Heron Therapeutics, Inc. (x)*	13,363	241,870
Idera Pharmaceuticals, Inc.*	5,267	11,113
Ignyta, Inc.*	12,875	343,763
ImmunoGen, Inc.*	3,827	24,531
Immunomedics, Inc. (x)*	1,594	25,759
Incyte Corp.*	1,693	160,344
Inovio Pharmaceuticals, Inc. (x)*	3,157	13,038
Insmed, Inc.*	2,514	78,387
Insys Therapeutics, Inc. (x)*	987	9,495
Intercept Pharmaceuticals, Inc.*	710	41,478
Intrexon Corp. (x)*	1,716	19,768
Invitae Corp. (x)*	1,515	13,756
Ionis Pharmaceuticals, Inc.*	12,868	647,260
Iovance Biotherapeutics, Inc.*	15,762	126,096
Ironwood Pharmaceuticals, Inc. (x)*	5,313	79,642
Jounce Therapeutics, Inc. (x)*	553	7,051
Karyopharm Therapeutics, Inc.*	14,502	139,219

Keryx Biopharmaceuticals, Inc. (x)*	3,482	16,191
Kura Oncology, Inc. (x)*	744	11,383
La Jolla Pharmaceutical Co. (x)*	709	22,816
Lexicon Pharmaceuticals, Inc. (x)*	1,711	16,905
Ligand Pharmaceuticals, Inc.*	806	110,366
Loxo Oncology, Inc. (x)*	4,671	393,205
MacroGenics, Inc.*	356	6,764
Madrigal Pharmaceuticals, Inc. (x)*	145	13,310
Matinas BioPharma Holdings, Inc. (x)*	1,887	2,189
MediciNova, Inc. (x)*	983	6,360
Merrimack Pharmaceuticals, Inc. (x)	331	3,393
Mersana Therapeutics, Inc. (x)*	136	2,234
MiMedx Group, Inc. (x)*	4,047	51,033
Minerva Neurosciences, Inc.*	838	5,070
Miragen Therapeutics, Inc.*	382	3,984
Momenta Pharmaceuticals, Inc.*	676	9,430
Natera, Inc.*	1,217	10,941
Neurocrine Biosciences, Inc.*	7,534	584,563
NewLink Genetics Corp. (x)*	1,151	9,335
Novavax, Inc. (x)*	3,785	4,693
Nymox Pharmaceutical Corp.*	679	2,241
Oncocyte Corp. (x)*	272	1,265
OPKO Health, Inc. (x)*	1,407	6,894
Organovo Holdings, Inc. (x)*	3,725	4,992
Ovid therapeutics, Inc. (x)*	194	1,915
Pfenex, Inc. (x)*	11,400	30,324
Pieris Pharmaceuticals, Inc.*	1,360	10,268
Portola Pharmaceuticals, Inc.*	2,066	100,573
Progenics Pharmaceuticals, Inc. (x)*	2,903	17,273
Protagonist Therapeutics, Inc.*	147	3,058
Prothena Corp. plc (x)*	4,616	173,054
PTC Therapeutics, Inc.*	1,259	21,000
Puma Biotechnology, Inc.*	1,134	112,096
Ra Pharmaceuticals, Inc.*	452	3,842
Radius Health, Inc. (x)*	1,469	46,670
REGENXBIO, Inc.*	288	9,576
Repligen Corp.*	1,459	52,933
Rhythm Pharmaceuticals, Inc.*	219	6,364
Rigel Pharmaceuticals, Inc.*	5,710	22,155
Sage Therapeutics, Inc.*	5,266	867,364
Sangamo Therapeutics, Inc.*	3,230	52,972
Sarepta Therapeutics, Inc. (x)*	1,826	101,599
Seattle Genetics, Inc.*	3,770	201,695
Selecta Biosciences, Inc. (x)*	446	4,375
Seres Therapeutics, Inc. (x)*	781	7,919
Spark Therapeutics, Inc. (x)*	2,818	144,902
Stemline Therapeutics, Inc.*	114	1,778
Strongbridge Biopharma plc (x)*	753	5,459
Syndax Pharmaceuticals, Inc. (x)*	434	3,802
Synergy Pharmaceuticals, Inc. (x)*	9,187	20,487
Syros Pharmaceuticals, Inc. (x)*	476	4,631
TESARO, Inc. (x)*	5,106	423,134
TG Therapeutics, Inc. (x)*	12,058	98,876
Tocagen, Inc. (x)*	569	5,832
Ultragenyx Pharmaceutical, Inc.*	3,874	179,676
Vanda Pharmaceuticals, Inc.*	1,691	25,703
VBI Vaccines, Inc.*	1,505	6,426
Veracyte, Inc.*	915	5,975

See Notes to Financial Statements.

1395

EQ ADVISORS TRUST

MULTIMANAGER MID CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

	Number of Shares	Value (Note 1)

Versartis, Inc.*	1,308	$2,878
vTv Therapeutics, Inc., Class A (x)*	363	2,182
XBiotech, Inc.*	764	3,010
Xencor, Inc.*	1,495	32,770
ZIOPHARM Oncology, Inc. (x)*	5,160	21,362

		12,256,731

Health Care Equipment & Supplies (5.8%)
Abaxis, Inc.	852	42,191
ABIOMED, Inc.*	1,609	301,543
Accuray, Inc. (x)*	3,138	13,493
Align Technology, Inc.*	4,629	1,028,517
Anika Therapeutics, Inc.*	453	24,421
Antares Pharma, Inc.*	5,835	11,612
AtriCure, Inc.*	1,295	23,621
Atrion Corp.	54	34,052
AxoGen, Inc.*	1,034	29,262
Cantel Medical Corp.	1,433	147,413
Cardiovascular Systems, Inc.*	1,362	32,266
Cerus Corp.*	3,851	13,016
ConforMIS, Inc. (x)*	387	921
Cooper Cos., Inc. (The)	1,460	318,105
Corindus Vascular Robotics, Inc. (x)*	3,622	3,658
CryoLife, Inc.*	900	17,235
Cutera, Inc.*	502	22,766
DexCom, Inc. (x)*	18,165	1,042,488
Edwards Lifesciences Corp.*	5,121	577,188
Endologix, Inc. (x)*	3,182	17,024
Entellus Medical, Inc.*	497	12,122
FONAR Corp.*	220	5,357
GenMark Diagnostics, Inc.*	1,986	8,282
Glaukos Corp. (x)*	1,125	28,856
Globus Medical, Inc., Class A*	2,781	114,299
Haemonetics Corp.*	1,676	97,342
Heska Corp.*	247	19,812
Hill-Rom Holdings, Inc.	2,382	200,779
Hologic, Inc.*	17,828	762,147
ICU Medical, Inc.*	418	90,288
Inogen, Inc.*	666	79,307
Insulet Corp.*	14,367	991,322
Integer Holdings Corp.*	9,070	410,871
Integra LifeSciences Holdings Corp.*	2,484	118,884
iRhythm Technologies, Inc.*	8,584	481,133
K2M Group Holdings, Inc.*	1,567	28,206
Lantheus Holdings, Inc.*	1,148	23,477
LeMaitre Vascular, Inc.	586	18,658
Masimo Corp.*	1,751	148,485
Meridian Bioscience, Inc.	1,396	19,544
Merit Medical Systems, Inc.*	1,918	82,858
Natus Medical, Inc.*	1,153	44,045
Neogen Corp.*	5,419	445,496
Nevro Corp.*	12,410	856,785
Novocure Ltd. (x)*	2,266	45,773
NuVasive, Inc.*	2,004	117,214
NxStage Medical, Inc.*	2,558	61,980
Obalon Therapeutics, Inc. (x)*	232	1,534
OraSure Technologies, Inc.*	2,072	39,078
Orthofix International NV*	130	7,111
Oxford Immunotec Global plc*	1,081	15,102

Penumbra, Inc.*	7,378	694,270
Pulse Biosciences, Inc. (x)*	380	8,968
Quidel Corp.*	1,102	47,772
Quotient Ltd. (x)*	609	3,015
ResMed, Inc.	5,440	460,714
Rockwell Medical, Inc. (x)*	1,650	9,603
RTI Surgical, Inc.*	1,619	6,638
STAAR Surgical Co.*	1,620	25,110
Surmodics, Inc.*	501	14,028
Tactile Systems Technology, Inc. (x)*	495	14,345
Teleflex, Inc.	291	72,407
Utah Medical Products, Inc.	113	9,198
Varex Imaging Corp.*	1,469	59,010
ViewRay, Inc. (x)*	1,156	10,705
Viveve Medical, Inc. (x)*	571	2,838
West Pharmaceutical Services, Inc.	2,859	282,098
Wright Medical Group NV (x)*	4,127	91,619

		10,889,277

Health Care Providers & Services (1.5%)
Addus HomeCare Corp.*	314	10,927
Almost Family, Inc.*	136	7,528
Amedisys, Inc.*	1,120	59,035
American Renal Associates Holdings, Inc.*	8,733	151,954
AMN Healthcare Services, Inc.*	1,852	91,211
BioTelemetry, Inc. (x)*	1,232	36,837
Capital Senior Living Corp.*	984	13,274
Chemed Corp.	606	147,270
Civitas Solutions, Inc.*	663	11,337
CorVel Corp.*	383	20,261
Cross Country Healthcare, Inc.*	652	8,320
Ensign Group, Inc. (The)	1,075	23,865
Genesis Healthcare, Inc. (x)*	2,108	1,608
HealthEquity, Inc.*	4,968	231,807
HealthSouth Corp.	3,854	190,426
LHC Group, Inc.*	573	35,096
LifePoint Health, Inc.*	256	12,749
Magellan Health, Inc.*	674	65,075
Molina Healthcare, Inc.*	1,697	130,126
National Research Corp., Class A	342	12,757
Patterson Cos., Inc.	315	11,381
PetIQ, Inc.*	210	4,586
Premier, Inc., Class A*	661	19,295
Providence Service Corp. (The)*	355	21,066
R1 RCM, Inc.*	3,759	16,577
RadNet, Inc.*	1,422	14,362
Select Medical Holdings Corp.*	4,232	74,695
Surgery Partners, Inc. (x)*	779	9,426
Teladoc, Inc. (x)*	18,166	633,084
Tenet Healthcare Corp. (x)*	3,213	48,709
Tivity Health, Inc.*	7,344	268,423
Triple-S Management Corp., Class B*	162	4,026
US Physical Therapy, Inc.	465	33,573
WellCare Health Plans, Inc.*	1,603	322,379

		2,743,045

Health Care Technology (0.7%)
athenahealth, Inc.*	1,556	207,010
Castlight Health, Inc., Class B*	2,465	9,244

See Notes to Financial Statements.

1396

EQ ADVISORS TRUST

MULTIMANAGER MID CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

	Number of Shares	Value (Note 1)

Computer Programs & Systems, Inc. (x)	231	$6,942
Cotiviti Holdings, Inc.*	1,450	46,705
Evolent Health, Inc., Class A*	491	6,039
HealthStream, Inc.*	1,037	24,017
HMS Holdings Corp.*	2,876	48,748
Inovalon Holdings, Inc., Class A (x)*	2,456	36,840
Medidata Solutions, Inc.*	2,179	138,083
Omnicell, Inc.*	1,445	70,083
Quality Systems, Inc.*	1,371	18,618
Simulations Plus, Inc.	467	7,519
Tabula Rasa HealthCare, Inc.*	357	10,014
Veeva Systems, Inc., Class A*	10,182	562,860
Vocera Communications, Inc.*	1,082	32,698

		1,225,420

Life Sciences Tools & Services (0.8%)
Accelerate Diagnostics, Inc. (x)*	957	25,073
Bio-Techne Corp.	1,453	188,236
Bruker Corp.	1,482	50,862
Cambrex Corp.*	1,280	61,440
Charles River Laboratories International, Inc.*	1,855	203,030
Enzo Biochem, Inc.*	1,481	12,070
Fluidigm Corp.*	1,717	10,113
ICON plc*	3,736	418,993
INC Research Holdings, Inc., Class A*	2,155	93,958
Luminex Corp.	735	14,480
NanoString Technologies, Inc.*	267	1,994
NeoGenomics, Inc. (x)*	10,516	93,172
Pacific Biosciences of California, Inc. (x)*	4,033	10,647
PerkinElmer, Inc.	827	60,470
PRA Health Sciences, Inc.*	1,945	177,131
QIAGEN NV*	2,904	89,821

		1,511,490

Pharmaceuticals (2.1%)
Aclaris Therapeutics, Inc.*	8,751	215,800
Aerie Pharmaceuticals, Inc. (x)*	1,281	76,540
Akcea Therapeutics, Inc. (x)*	428	7,430
Akorn, Inc.*	3,376	108,808
Amphastar Pharmaceuticals, Inc.*	1,399	26,917
ANI Pharmaceuticals, Inc.*	330	21,269
Aratana Therapeutics, Inc. (x)*	29,423	154,765
Assembly Biosciences, Inc.*	644	29,141
Catalent, Inc.*	5,184	212,959
Clearside Biomedical, Inc. (x)*	386	2,702
Collegium Pharmaceutical, Inc. (x)*	4,201	77,550
Corcept Therapeutics, Inc. (x)*	3,565	64,384
Corium International, Inc.*	15,371	147,715
Depomed, Inc.*	2,283	18,378
Dermira, Inc.*	1,204	33,483
Dova Pharmaceuticals, Inc. (x)*	145	4,176
Durect Corp.*	4,817	4,440
Eisai Co. Ltd.	4,420	251,686
Foamix Pharmaceuticals Ltd.*	4,400	26,444
GW Pharmaceuticals plc (ADR)(x)*	1,205	159,072

Innoviva, Inc.*	2,992	42,456
Intersect ENT, Inc.*	1,016	32,918
Kala Pharmaceuticals, Inc. (x)*	235	4,345
Medicines Co. (The)(x)*	6,812	186,240
MyoKardia, Inc.*	699	29,428
Nektar Therapeutics*	5,777	345,002
Neos Therapeutics, Inc.*	7,567	77,183
Ocular Therapeutix, Inc. (x)*	830	3,694
Odonate Therapeutics, Inc.*	4,600	115,000
Omeros Corp. (x)*	1,775	34,488
Ono Pharmaceutical Co. Ltd.	6,515	151,838
Pacira Pharmaceuticals, Inc.*	1,548	70,666
Paratek Pharmaceuticals, Inc.*	944	16,898
Phibro Animal Health Corp., Class A	735	24,623
Prestige Brands Holdings, Inc.*	2,102	93,350
Reata Pharmaceuticals, Inc., Class A*	440	12,461
Revance Therapeutics, Inc.*	15,104	539,969
Sienna Biopharmaceuticals, Inc. (x)*	143	2,595
Sucampo Pharmaceuticals, Inc., Class A*	785	14,091
Supernus Pharmaceuticals, Inc.*	1,866	74,360
Teligent, Inc. (x)*	1,541	5,594
TherapeuticsMD, Inc. (x)*	36,915	222,967
Theravance Biopharma, Inc. (x)*	1,644	45,851
WaVe Life Sciences Ltd. (x)*	467	16,392
Zogenix, Inc.*	1,003	40,170
Zynerba Pharmaceuticals, Inc. (x)*	446	5,584

		3,851,822

Total Health Care		32,477,785

Industrials (19.4%)
Aerospace & Defense (2.1%)
Aerojet Rocketdyne Holdings, Inc.*	2,731	85,207
Astronics Corp.*	11,984	496,976
Axon Enterprise, Inc. (x)*	2,031	53,822
BWX Technologies, Inc.	3,698	223,692
Cubic Corp.	6,300	371,385
Curtiss-Wright Corp.	1,287	156,821
HEICO Corp. (x)	962	90,765
HEICO Corp., Class A	1,900	150,195
Hexcel Corp.	8,568	529,931
Huntington Ingalls Industries, Inc.	1,457	343,415
KeyW Holding Corp. (The)(x)*	44,813	263,052
Kratos Defense & Security Solutions, Inc. (x)*	1,416	14,995
Mercury Systems, Inc.*	13,303	683,109
Moog, Inc., Class A*	109	9,467
National Presto Industries, Inc. (x)	24	2,387
Sparton Corp.*	27	623
TransDigm Group, Inc.	1,394	382,820
Vectrus, Inc.*	92	2,838

		3,861,500

Air Freight & Logistics (0.7%)
Air Transport Services Group, Inc.*	2,297	53,153
Echo Global Logistics, Inc.*	15,200	425,600

See Notes to Financial Statements.

1397

EQ ADVISORS TRUST

MULTIMANAGER MID CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

	Number of Shares	Value (Note 1)

Expeditors International of Washington, Inc.	6,762	$437,434
Forward Air Corp.	1,116	64,103
Radiant Logistics, Inc.*	1,528	7,029
XPO Logistics, Inc.*	3,426	313,787

		1,301,106

Airlines (1.0%)
Alaska Air Group, Inc.	3,907	287,204
Allegiant Travel Co.	3,312	512,532
Copa Holdings SA, Class A	93	12,468
Hawaiian Holdings, Inc.	1,813	72,248
JetBlue Airways Corp.*	29,769	665,039
Spirit Airlines, Inc.*	8,407	377,054

		1,926,545

Building Products (1.9%)
AAON, Inc.	1,628	59,748
Advanced Drainage Systems, Inc. (x)	1,382	32,961
Allegion plc	3,715	295,565
American Woodmark Corp.*	554	72,159
AO Smith Corp.	14,696	900,571
Apogee Enterprises, Inc.	1,114	50,943
Armstrong World Industries, Inc.*	1,753	106,144
Builders FirstSource, Inc.*	4,269	93,022
Caesarstone Ltd.*	585	12,870
Continental Building Products, Inc.*	1,538	43,295
CSW Industrials, Inc.*	243	11,166
Fortune Brands Home & Security, Inc.	5,475	374,709
Griffon Corp.	1,001	20,370
Insteel Industries, Inc.	664	18,804
JELD-WEN Holding, Inc.*	2,644	104,094
Lennox International, Inc.	4,007	834,498
Masonite International Corp.*	1,095	81,194
NCI Building Systems, Inc.*	1,610	31,073
Patrick Industries, Inc.*	954	66,255
PGT Innovations, Inc.*	1,907	32,133
Ply Gem Holdings, Inc.*	904	16,724
Quanex Building Products Corp.	117	2,738
Simpson Manufacturing Co., Inc.	247	14,180
Trex Co., Inc.*	1,139	123,456
Universal Forest Products, Inc.	2,097	78,889

		3,477,561

Commercial Services & Supplies (2.5%)
ABM Industries, Inc.	1,122	42,322
Advanced Disposal Services, Inc.*	6,841	163,774
Aqua Metals, Inc. (x)*	670	1,427
Brady Corp., Class A	1,424	53,970
Brink’s Co. (The)	7,554	594,500
Casella Waste Systems, Inc., Class A*	324	7,458
Clean Harbors, Inc.*	7,848	425,362
Copart, Inc.*	19,586	845,919
Covanta Holding Corp.	4,544	76,794
Deluxe Corp.	1,898	145,842
Healthcare Services Group, Inc.	2,807	147,985
Heritage-Crystal Clean, Inc.*	289	6,286
Herman Miller, Inc.	2,007	80,380

HNI Corp.	1,659	63,988
Hudson Technologies, Inc. (x)*	1,520	9,226
InnerWorkings, Inc.*	1,659	16,640
Interface, Inc.	2,032	51,105
KAR Auction Services, Inc.	5,289	267,147
Kimball International, Inc., Class B	1,190	22,217
Knoll, Inc.	1,758	40,504
Matthews International Corp., Class A	1,234	65,155
McGrath RentCorp	75	3,524
Mobile Mini, Inc.	8,647	298,322
MSA Safety, Inc.	1,314	101,861
Multi-Color Corp.	539	40,344
Quad/Graphics, Inc.	679	15,345
Rollins, Inc.	3,737	173,883
RR Donnelley & Sons Co.	763	7,096
SP Plus Corp.*	214	7,939
Steelcase, Inc., Class A	12,567	191,018
Team, Inc. (x)*	535	7,972
Tetra Tech, Inc.	2,008	96,685
US Ecology, Inc.	11,156	568,956
Viad Corp.	461	25,539

		4,666,485

Construction & Engineering (0.7%)
Argan, Inc.	563	25,335
Comfort Systems USA, Inc.	1,441	62,900
Dycom Industries, Inc.*	4,942	550,686
EMCOR Group, Inc.	1,736	141,918
Granite Construction, Inc.	5,021	318,481
Great Lakes Dredge & Dock Corp.*	150	810
HC2 Holdings, Inc.*	1,600	9,520
KBR, Inc.	595	11,799
MasTec, Inc.*	2,565	125,557
MYR Group, Inc.*	279	9,969
NV5 Global, Inc.*	250	13,538
Orion Group Holdings, Inc.*	464	3,633
Primoris Services Corp.	1,524	41,438
Quanta Services, Inc.*	1,485	58,078
Sterling Construction Co., Inc.*	236	3,842
Tutor Perini Corp.*	256	6,490

		1,383,994

Electrical Equipment (0.9%)
Allied Motion Technologies, Inc.	262	8,670
AMETEK, Inc.	6,028	436,849
Atkore International Group, Inc.*	1,252	26,855
AZZ, Inc.	1,023	52,275
Energous Corp. (x)*	801	15,579
EnerSys	1,703	118,580
Generac Holdings, Inc.*	2,339	115,827
General Cable Corp.	1,795	53,132
Hubbell, Inc.	1,381	186,905
Plug Power, Inc. (x)*	9,080	21,429
Rockwell Automation, Inc.	2,418	474,775
Sensata Technologies Holding NV (x)*	3,374	172,445
TPI Composites, Inc.*	420	8,593
Vicor Corp.*	594	12,415

		1,704,329

See Notes to Financial Statements.

1398

EQ ADVISORS TRUST

MULTIMANAGER MID CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

	Number of Shares	Value (Note 1)

Industrial Conglomerates (0.2%)
Carlisle Cos., Inc.	2,973	$337,882
Raven Industries, Inc.	1,409	48,399

		386,281

Machinery (5.2%)
Actuant Corp., Class A	1,176	29,753
Alamo Group, Inc.	312	35,215
Albany International Corp., Class A	882	54,199
Allison Transmission Holdings, Inc.	4,865	209,536
Altra Industrial Motion Corp.	8,880	447,552
Astec Industries, Inc.	405	23,693
Barnes Group, Inc.	278	17,589
Blue Bird Corp.*	187	3,721
CIRCOR International, Inc.	329	16,016
Commercial Vehicle Group, Inc.*	1,001	10,701
Donaldson Co., Inc.	4,661	228,156
Douglas Dynamics, Inc.	855	32,319
Energy Recovery, Inc. (x)*	1,520	13,300
EnPro Industries, Inc.	832	77,800
ExOne Co. (The)(x)*	387	3,251
Federal Signal Corp.	568	11,411
Franklin Electric Co., Inc.	1,727	79,269
Gardner Denver Holdings, Inc.*	19,011	645,043
Global Brass & Copper Holdings, Inc.	760	25,156
Graco, Inc.	6,450	291,669
Harsco Corp.*	3,157	58,878
Hillenbrand, Inc.	2,496	111,571
Hyster-Yale Materials Handling, Inc.	351	29,891
IDEX Corp.	12,030	1,587,598
John Bean Technologies Corp.	1,213	134,400
Kadant, Inc.	420	42,168
Kennametal, Inc.	22,006	1,065,310
Lincoln Electric Holdings, Inc.	8,134	744,912
Lindsay Corp. (x)	406	35,809
Lydall, Inc.*	642	32,582
Middleby Corp. (The)*	5,163	696,747
Milacron Holdings Corp.*	1,861	35,620
Miller Industries, Inc.	51	1,316
Mueller Industries, Inc.	2,246	79,576
Mueller Water Products, Inc., Class A	3,676	46,060
Navistar International Corp.*	90	3,859
NN, Inc.	1,038	28,649
Nordson Corp.	6,528	955,699
Omega Flex, Inc.	126	8,998
Proto Labs, Inc.*	978	100,734
RBC Bearings, Inc.*	913	115,403
REV Group, Inc.	910	29,602
Snap-on, Inc.	300	52,290
Spartan Motors, Inc.	769	12,112
SPX Corp.*	1,658	52,045
SPX FLOW, Inc.*	438	20,827
Standex International Corp.	383	39,009
Sun Hydraulics Corp.	916	59,256
Tennant Co.	649	47,150
Toro Co. (The)	4,159	271,292
Wabash National Corp.	599	12,998
WABCO Holdings, Inc.*	1,976	283,556

Wabtec Corp. (x)	1,092	88,922
Watts Water Technologies, Inc., Class A	631	47,924
Welbilt, Inc.*	5,046	118,631
Woodward, Inc.	2,074	158,744
Xylem, Inc.	3,685	251,317

		9,716,804

Marine (0.0%)
Matson, Inc.	801	23,902

Professional Services (0.9%)
Barrett Business Services, Inc.	271	17,477
BG Staffing, Inc.	284	4,527
Dun & Bradstreet Corp. (The)	581	68,796
Exponent, Inc.	1,006	71,527
Forrester Research, Inc.	378	16,708
Franklin Covey Co.*	344	7,138
GP Strategies Corp.*	444	10,301
Hill International, Inc.*	1,184	6,453
Insperity, Inc.	1,390	79,717
Kforce, Inc.	895	22,599
Mistras Group, Inc.*	54	1,267
On Assignment, Inc.*	1,944	124,941
Robert Half International, Inc.	4,811	267,202
TransUnion*	13,754	755,919
TriNet Group, Inc.*	1,616	71,653
TrueBlue, Inc.*	114	3,135
WageWorks, Inc.*	1,557	96,534
Willdan Group, Inc.*	320	7,661

		1,633,555

Road & Rail (1.1%)
ArcBest Corp.	126	4,505
Avis Budget Group, Inc.*	2,815	123,522
Daseke, Inc. (x)*	944	13,490
Genesee & Wyoming, Inc., Class A*	5,152	405,617
Heartland Express, Inc.	1,753	40,915
JB Hunt Transport Services, Inc.	4,054	466,129
Knight-Swift Transportation Holdings, Inc.	12,992	568,010
Landstar System, Inc.	1,634	170,099
Old Dominion Freight Line, Inc.	1,503	197,720
Saia, Inc.*	1,355	95,866
Schneider National, Inc., Class B	1,470	41,983
Universal Logistics Holdings, Inc.	183	4,346
YRC Worldwide, Inc.*	234	3,365

		2,135,567

Trading Companies & Distributors (2.2%)
AerCap Holdings NV*	7,138	375,530
Air Lease Corp.	241	11,590
Applied Industrial Technologies, Inc.	1,517	103,308
Beacon Roofing Supply, Inc.*	10,151	647,228
BMC Stock Holdings, Inc.*	131	3,314
CAI International, Inc.*	291	8,241
DXP Enterprises, Inc.*	494	14,608
EnviroStar, Inc. (x)	153	6,120
Foundation Building Materials, Inc.*	138	2,041

See Notes to Financial Statements.

1399

EQ ADVISORS TRUST

MULTIMANAGER MID CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

	Number of Shares	Value (Note 1)

GMS, Inc.*	1,074	$40,425
H&E Equipment Services, Inc.	1,227	49,878
HD Supply Holdings, Inc.*	7,310	292,619
Herc Holdings, Inc.*	946	59,229
Huttig Building Products, Inc. (x)*	664	4,416
Kaman Corp.	93	5,472
Lawson Products, Inc.*	161	3,985
MSC Industrial Direct Co., Inc., Class A	712	68,822
Rush Enterprises, Inc., Class A*	592	30,079
Rush Enterprises, Inc., Class B*	95	4,580
SiteOne Landscape Supply, Inc.*	7,533	577,781
United Rentals, Inc.*	3,937	676,809
Univar, Inc.*	17,813	551,490
Watsco, Inc.	3,594	611,124

		4,148,689

Total Industrials		36,366,318

Information Technology (28.1%)
Communications Equipment (2.0%)
Acacia Communications, Inc. (x)*	653	23,658
Aerohive Networks, Inc.*	1,437	8,378
Applied Optoelectronics, Inc. (x)*	725	27,420
Arista Networks, Inc.*	7,162	1,687,223
CalAmp Corp.*	1,340	28,716
Ciena Corp.*	13,947	291,911
Clearfield, Inc.*	502	6,150
CommScope Holding Co., Inc.*	3,706	140,198
Extreme Networks, Inc.*	4,276	53,536
Finisar Corp. (x)*	2,041	41,534
Harris Corp.	2,887	408,944
InterDigital, Inc.	1,367	104,097
Lumentum Holdings, Inc. (x)*	6,378	311,884
Oclaro, Inc. (x)*	5,691	38,357
Plantronics, Inc.	1,315	66,250
Quantenna Communications, Inc. (x)*	851	10,382
Ubiquiti Networks, Inc. (x)*	863	61,290
ViaSat, Inc. (x)*	6,262	468,710
Viavi Solutions, Inc.*	3,317	28,991

		3,807,629

Electronic Equipment, Instruments & Components (3.1%)
Akoustis Technologies, Inc. (x)*	356	2,218
Badger Meter, Inc.	1,092	52,198
Bel Fuse, Inc., Class B	100	2,518
CDW Corp.	5,850	406,517
Cognex Corp.	8,533	521,878
Coherent, Inc.*	2,323	655,596
Control4 Corp.*	845	25,147
Daktronics, Inc.	821	7,496
ePlus, Inc.*	511	38,427
Fabrinet*	1,427	40,955
FARO Technologies, Inc.*	2,408	113,176
FLIR Systems, Inc.	2,909	135,618
II-VI, Inc.*	7,781	365,318
Insight Enterprises, Inc.*	528	20,217
IPG Photonics Corp.*	2,109	451,600
Iteris, Inc.*	973	6,782
Itron, Inc.*	1,348	91,934
KEMET Corp.*	2,153	32,424

Littelfuse, Inc.	881	174,279
Mesa Laboratories, Inc.	132	16,408
Methode Electronics, Inc.	1,413	56,661
MicroVision, Inc. (x)*	3,280	5,346
Napco Security Technologies, Inc.*	463	4,051
National Instruments Corp.	11,683	486,363
Novanta, Inc.*	1,248	62,400
Orbotech Ltd.*	5,100	256,224
OSI Systems, Inc.*	682	43,907
PCM, Inc.*	157	1,554
Radisys Corp. (x)*	89	89
Rogers Corp.*	712	115,287
SYNNEX Corp.	228	30,997
Systemax, Inc.	347	11,545
Tech Data Corp.*	111	10,875
Trimble, Inc.*	7,730	314,147
TTM Technologies, Inc.*	807	12,646
Universal Display Corp.	3,175	548,164
VeriFone Systems, Inc.*	338	5,986
Zebra Technologies Corp., Class A*	6,290	652,902

		5,779,850

Internet Software & Services (6.0%)
2U, Inc. (x)*	21,511	1,387,675
Alarm.com Holdings, Inc.*	8,988	339,297
Alteryx, Inc., Class A*	909	22,970
Amber Road, Inc.*	739	5,424
Appfolio, Inc., Class A*	375	15,563
Apptio, Inc., Class A*	869	20,439
Benefitfocus, Inc. (x)*	640	17,280
Blucora, Inc.*	346	7,647
Box, Inc., Class A*	3,170	66,950
Brightcove, Inc. (x)*	1,400	9,940
Carbonite, Inc.*	1,021	25,627
Care.com, Inc.*	510	9,200
ChannelAdvisor Corp.*	986	8,874
Cimpress NV (x)*	986	118,202
Cloudera, Inc.*	3,773	62,330
CommerceHub, Inc., Series A*	549	12,073
CommerceHub, Inc., Series C*	1,110	22,855
Cornerstone OnDemand, Inc.*	2,056	72,638
CoStar Group, Inc.*	6,345	1,884,148
Coupa Software, Inc.*	1,216	37,964
Endurance International Group Holdings, Inc.*	2,331	19,580
Envestnet, Inc.*	8,502	423,825
Etsy, Inc.*	4,721	96,544
Five9, Inc.*	2,039	50,730
GoDaddy, Inc., Class A*	17,362	872,961
Gogo, Inc. (x)*	2,269	25,594
GrubHub, Inc. (x)*	11,277	809,689
GTT Communications, Inc. (x)*	1,215	57,044
Hortonworks, Inc.*	1,947	39,154
IAC/InterActiveCorp*	2,728	333,580
Instructure, Inc.*	824	27,274
Internap Corp.*	793	12,458
j2 Global, Inc.	1,817	136,330
Limelight Networks, Inc.*	1,258	5,548
LivePerson, Inc.*	2,100	24,150
LogMeIn, Inc.	6,356	727,762
Match Group, Inc. (x)*	1,412	44,210

See Notes to Financial Statements.

1400

EQ ADVISORS TRUST

MULTIMANAGER MID CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

	Number of Shares	Value (Note 1)

Meet Group, Inc. (The)*	426	$1,201
MINDBODY, Inc., Class A (x)*	1,664	50,669
MuleSoft, Inc., Class A (x)*	952	22,144
New Relic, Inc.*	7,297	421,548
NIC, Inc.	2,509	41,649
Nutanix, Inc., Class A (x)*	4,175	147,294
Okta, Inc. (x)*	738	18,900
Ominto, Inc. (x)*	562	1,905
Pandora Media, Inc. (x)*	9,603	46,286
Q2 Holdings, Inc.*	9,330	343,811
Quotient Technology, Inc.*	2,845	33,429
Reis, Inc., CVR	349	7,207
Shutterstock, Inc.*	749	32,229
SPS Commerce, Inc.*	655	31,826
Stamps.com, Inc. (x)*	643	120,884
TechTarget, Inc.*	222	3,090
Trade Desk, Inc. (The), Class A (x)*	9,349	427,530
TrueCar, Inc. (x)*	2,709	30,341
Tucows, Inc., Class A (x)*	340	23,817
Twilio, Inc., Class A (x)*	16,554	390,674
Veritone, Inc. (x)*	106	2,459
Web.com Group, Inc.*	1,482	32,308
Wix.com Ltd.*	6,643	382,305
XO Group, Inc.*	742	13,697
Yelp, Inc.*	3,110	130,496
Yext, Inc. (x)*	857	10,310
Zillow Group, Inc., Class A*	1,444	58,829
Zillow Group, Inc., Class C (x)*	15,651	640,438

		11,320,805

IT Services (3.1%)
Acxiom Corp.*	1,592	43,876
Black Knight, Inc.*	4,279	188,918
Blackhawk Network Holdings, Inc.*	2,159	76,968
Booz Allen Hamilton Holding Corp.	5,233	199,534
Broadridge Financial Solutions, Inc.	4,583	415,128
Cardtronics plc, Class A*	1,795	33,243
Cass Information Systems, Inc.	462	26,893
CoreLogic, Inc.*	1,873	86,551
CSG Systems International, Inc.	1,077	47,194
CSRA, Inc.	6,389	191,159
DST Systems, Inc.	261	16,200
EPAM Systems, Inc.*	1,953	209,811
Euronet Worldwide, Inc.*	1,977	166,602
Everi Holdings, Inc.*	2,395	18,058
EVERTEC, Inc.	1,967	26,850
ExlService Holdings, Inc.*	1,289	77,791
Gartner, Inc.*	3,430	422,405
Genpact Ltd.	5,915	187,742
Global Payments, Inc.	4,542	455,290
Hackett Group, Inc. (The)	996	15,647
Information Services Group, Inc.*	713	2,973
InterXion Holding NV*	6,300	371,259
Jack Henry & Associates, Inc.	3,027	354,038
ManTech International Corp., Class A	2,800	140,532
MAXIMUS, Inc.	2,511	179,737
MoneyGram International, Inc.*	149	1,964

Perficient, Inc.*	70	1,335
Presidio, Inc.*	487	9,336
Sabre Corp.	6,234	127,797
Science Applications International Corp.	1,681	128,714
ServiceSource International, Inc.*	2,110	6,520
Square, Inc., Class A (x)*	9,513	329,816
StarTek, Inc.*	430	4,287
Switch, Inc., Class A	939	17,080
Sykes Enterprises, Inc.*	149	4,686
Syntel, Inc.*	1,312	30,163
TeleTech Holdings, Inc.	558	22,460
Travelport Worldwide Ltd.	992	12,965
Unisys Corp. (x)*	1,301	10,603
Vantiv, Inc., Class A*	6,558	482,341
Virtusa Corp.*	765	33,721
WEX, Inc.*	4,030	569,158

		5,747,345

Semiconductors & Semiconductor Equipment (4.8%)
Advanced Energy Industries, Inc.*	1,548	104,459
Advanced Micro Devices, Inc. (x)*	60,035	617,160
Ambarella, Inc. (x)*	534	31,373
Amkor Technology, Inc.*	238	2,392
Axcelis Technologies, Inc.*	1,163	33,378
Brooks Automation, Inc.	2,711	64,657
Cabot Microelectronics Corp.	978	92,010
Cavium, Inc.*	10,282	861,941
CEVA, Inc.*	866	39,966
Cirrus Logic, Inc.*	2,518	130,583
Cohu, Inc.	174	3,819
CyberOptics Corp. (x)*	143	2,145
Cypress Semiconductor Corp.	1,106	16,855
Diodes, Inc.*	396	11,353
Entegris, Inc.	5,508	167,719
FormFactor, Inc.*	2,793	43,710
Ichor Holdings Ltd.*	706	17,368
Impinj, Inc. (x)*	696	15,681
Inphi Corp. (x)*	10,856	397,330
Integrated Device Technology, Inc.*	22,332	663,930
Kopin Corp. (x)*	2,161	6,915
Lattice Semiconductor Corp.*	51,106	295,393
MACOM Technology Solutions Holdings, Inc. (x)*	11,202	364,513
Marvell Technology Group Ltd.	22,180	476,205
MaxLinear, Inc.*	2,365	62,483
Microchip Technology, Inc. (x)	12,556	1,103,422
Micron Technology, Inc.*	6,877	282,782
Microsemi Corp.*	3,719	192,086
MKS Instruments, Inc.	2,111	199,490
Monolithic Power Systems, Inc.	3,946	443,373
Nanometrics, Inc.*	10,353	257,997
NVE Corp.	181	15,566
NVIDIA Corp.	1,837	355,460
ON Semiconductor Corp.*	15,396	322,392
PDF Solutions, Inc.*	1,049	16,469
Pixelworks, Inc.*	1,215	7,691
Power Integrations, Inc.	1,130	83,112
Rambus, Inc.*	1,106	15,727
Rudolph Technologies, Inc.*	1,077	25,740
Semtech Corp.*	2,557	87,449

See Notes to Financial Statements.

1401

EQ ADVISORS TRUST

MULTIMANAGER MID CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

	Number of Shares	Value (Note 1)

Silicon Laboratories, Inc.*	1,620	$143,046
SMART Global Holdings, Inc.*	139	4,684
Synaptics, Inc.*	1,357	54,199
Teradyne, Inc.	19,049	797,582
Ultra Clean Holdings, Inc.*	1,271	29,347
Versum Materials, Inc.	405	15,329
Xcerra Corp.*	1,881	18,415
Xperi Corp.	1,931	47,116

		9,041,812

Software (8.8%)
8x8, Inc.*	3,461	48,800
A10 Networks, Inc.*	1,909	14,737
ACI Worldwide, Inc.*	4,609	104,486
Altair Engineering, Inc., Class A*	1,800	43,056
American Software, Inc., Class A	640	7,443
ANSYS, Inc.*	3,347	493,984
Aspen Technology, Inc.*	7,494	496,103
Atlassian Corp. plc, Class A*	3,588	163,326
Barracuda Networks, Inc.*	985	27,088
Blackbaud, Inc.	1,851	174,901
Blackline, Inc.*	610	20,008
Bottomline Technologies de, Inc.*	1,357	47,061
BroadSoft, Inc. (x)*	7,789	427,616
Cadence Design Systems, Inc.*	10,868	454,500
Callidus Software, Inc.*	19,438	556,899
CommVault Systems, Inc.*	1,529	80,273
Digimarc Corp. (x)*	393	14,207
Ebix, Inc. (x)	949	75,208
Ellie Mae, Inc. (x)*	1,337	119,528
Everbridge, Inc. (x)*	690	20,507
Fair Isaac Corp.	1,157	177,252
FireEye, Inc. (x)*	18,300	259,860
Fortinet, Inc.*	5,700	249,033
Guidewire Software, Inc.*	25,041	1,859,544
HubSpot, Inc.*	9,720	859,248
Imperva, Inc.*	1,320	52,404
Manhattan Associates, Inc.*	2,675	132,520
MicroStrategy, Inc., Class A*	209	27,442
Mitek Systems, Inc.*	1,295	11,590
MobileIron, Inc.*	2,059	8,030
Model N, Inc.*	861	13,561
Monotype Imaging Holdings, Inc.	812	19,569
Park City Group, Inc. (x)*	425	4,059
Paycom Software, Inc. (x)*	1,907	153,189
Paylocity Holding Corp.*	7,624	359,548
Pegasystems, Inc.	1,446	68,179
Progress Software Corp.	1,558	66,324
Proofpoint, Inc.*	3,297	292,807
PROS Holdings, Inc.*	1,014	26,820
PTC, Inc.*	11,124	676,005
QAD, Inc., Class A	266	10,334
Qualys, Inc.*	1,280	75,968
Rapid7, Inc.*	856	15,973
RealPage, Inc.*	9,316	412,699
RingCentral, Inc., Class A*	2,536	122,742
Rosetta Stone, Inc.*	114	1,422
SailPoint Technologies Holding, Inc.*	1,500	21,750
ServiceNow, Inc.*	9,455	1,232,837
Silver Spring Networks, Inc.*	370	6,009
Splunk, Inc.*	13,236	1,096,470

SS&C Technologies Holdings, Inc.	6,250	253,000
Tableau Software, Inc., Class A*	2,506	173,415
Take-Two Interactive Software, Inc.*	9,297	1,020,625
Telenav, Inc.*	636	3,498
Tyler Technologies, Inc.*	4,389	777,072
Ultimate Software Group, Inc. (The)*	1,121	244,636
Upland Software, Inc.*	308	6,671
Varonis Systems, Inc.*	731	35,490
VASCO Data Security International, Inc.*	94	1,307
Verint Systems, Inc.*	418	17,493
VirnetX Holding Corp. (x)*	2,060	7,622
Workday, Inc., Class A*	11,216	1,141,116
Workiva, Inc.*	955	20,437
Zendesk, Inc.*	17,928	606,684
Zix Corp.*	2,041	8,940
Zynga, Inc., Class A*	72,698	290,792

		16,311,717

Technology Hardware, Storage & Peripherals (0.3%)
3D Systems Corp. (x)*	4,312	37,256
Avid Technology, Inc.*	851	4,587
CPI Card Group, Inc. (x)	124	455
Diebold Nixdorf, Inc. (x)	2,988	48,854
Eastman Kodak Co.*	489	1,516
Electronics For Imaging, Inc.*	1,822	53,804
Immersion Corp. (x)*	1,165	8,225
Intevac, Inc.*	794	5,439
NCR Corp.*	4,691	159,446
Pure Storage, Inc., Class A*	17,720	281,038
Quantum Corp.*	352	1,982
Stratasys Ltd.*	1,011	20,180
Super Micro Computer, Inc.*	367	7,679
USA Technologies, Inc.*	1,826	17,804

		648,265

Total Information Technology		52,657,423

Materials (4.2%)
Chemicals (1.8%)
A Schulman, Inc.	1,147	42,726
AdvanSix, Inc.*	1,007	42,364
Axalta Coating Systems Ltd.*	8,385	271,339
Balchem Corp.	1,246	100,428
Calgon Carbon Corp.	173	3,685
Chase Corp.	284	34,222
Chemours Co. (The)	7,225	361,684
Codexis, Inc.*	1,363	11,381
Ferro Corp.*	3,281	77,399
Flotek Industries, Inc. (x)*	214	997
Hawkins, Inc.	64	2,253
HB Fuller Co.	1,486	80,051
Huntsman Corp.	3,863	128,599
Ingevity Corp.*	5,742	404,639
KMG Chemicals, Inc.	499	32,974
Koppers Holdings, Inc.*	771	39,244
Kraton Corp.*	255	12,283
Kronos Worldwide, Inc.	862	22,214
Minerals Technologies, Inc.	784	53,978
NewMarket Corp.	272	108,090

See Notes to Financial Statements.

1402

EQ ADVISORS TRUST

MULTIMANAGER MID CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

	Number of Shares	Value (Note 1)

OMNOVA Solutions, Inc.*	1,186	$11,860
Platform Specialty Products Corp.*	4,023	39,908
PolyOne Corp.	13,909	605,041
Quaker Chemical Corp.	509	76,752
Rayonier Advanced Materials, Inc.	1,018	20,818
RPM International, Inc.	4,736	248,261
Scotts Miracle-Gro Co. (The), Class A	1,538	164,551
Sensient Technologies Corp.	1,748	127,866
Stepan Co.	494	39,011
Trinseo SA	1,223	88,790
Valhi, Inc.	386	2,382
Westlake Chemical Corp.	706	75,210
WR Grace & Co.	2,684	188,229

		3,519,229

Construction Materials (0.4%)
Eagle Materials, Inc.	1,832	207,566
Forterra, Inc. (x)*	701	7,781
Martin Marietta Materials, Inc.	1,855	410,029
Summit Materials, Inc., Class A*	4,340	136,435
United States Lime & Minerals, Inc.	8	617
US Concrete, Inc. (x)*	634	53,034

		815,462

Containers & Packaging (1.6%)
AptarGroup, Inc.	568	49,007
Ardagh Group SA	399	8,419
Avery Dennison Corp.	3,261	374,558
Berry Global Group, Inc.*	5,058	296,753
Crown Holdings, Inc.*	3,486	196,088
Graphic Packaging Holding Co.	8,578	132,530
Greif, Inc., Class A	852	51,614
Greif, Inc., Class B	198	13,731
International Paper Co.	9,390	544,057
Myers Industries, Inc.	869	16,946
Owens-Illinois, Inc.*	5,047	111,892
Packaging Corp. of America	7,082	853,734
Sealed Air Corp.	3,562	175,607
Silgan Holdings, Inc.	2,951	86,730

		2,911,666

Metals & Mining (0.2%)
Century Aluminum Co.*	122	2,396
Coeur Mining, Inc.*	1,205	9,038
Compass Minerals International, Inc. (x)	1,221	88,217
Klondex Mines Ltd. (x)*	2,090	5,455
Royal Gold, Inc.	953	78,260
Steel Dynamics, Inc.	1,116	48,133
Worthington Industries, Inc.	1,553	68,425

		299,924

Paper & Forest Products (0.2%)
Boise Cascade Co.	299	11,930
Deltic Timber Corp.	439	40,190
KapStone Paper and Packaging Corp.	3,440	78,054
Louisiana-Pacific Corp.*	5,335	140,097
Neenah Paper, Inc.	538	48,770
Schweitzer-Mauduit International, Inc.	248	11,249

		330,290

Total Materials		7,876,571

Real Estate (1.9%)
Equity Real Estate Investment Trusts (REITs) (1.8%)
Alexander’s, Inc. (REIT)	79	31,272
American Assets Trust, Inc. (REIT)	562	21,491
Armada Hoffler Properties, Inc. (REIT)	1,643	25,516
CareTrust REIT, Inc. (REIT)	2,721	45,604
City Office REIT, Inc. (REIT)	235	3,057
Community Healthcare Trust, Inc. (REIT)	106	2,979
CoreSite Realty Corp. (REIT)	4,634	527,813
CubeSmart (REIT)	4,833	139,770
CyrusOne, Inc. (REIT)	3,105	184,841
Douglas Emmett, Inc. (REIT)	5,001	205,341
EastGroup Properties, Inc. (REIT)	1,312	115,955
Equity LifeStyle Properties, Inc. (REIT)	3,183	283,351
First Industrial Realty Trust, Inc. (REIT)	1,043	32,823
Four Corners Property Trust, Inc. (REIT)	1,664	42,765
Gaming and Leisure Properties, Inc. (REIT)	2,524	93,388
GEO Group, Inc. (The) (REIT)	1,042	24,591
Gramercy Property Trust (REIT)	858	22,874
Hudson Pacific Properties, Inc. (REIT)	616	21,098
Iron Mountain, Inc. (REIT)	9,572	361,152
Lamar Advertising Co. (REIT), Class A	2,887	214,331
LTC Properties, Inc. (REIT)	625	27,219
MedEquities Realty Trust, Inc. (REIT)	243	2,726
Monmouth Real Estate Investment Corp. (REIT)	481	8,562
National Health Investors, Inc. (REIT)	714	53,821
National Storage Affiliates Trust (REIT)	215	5,861
Outfront Media, Inc. (REIT)	792	18,374
Physicians Realty Trust (REIT)	3,769	67,804
Potlatch Corp. (REIT)	1,592	79,441
PS Business Parks, Inc. (REIT)	780	97,570
QTS Realty Trust, Inc. (REIT), Class A	1,943	105,233
Retail Opportunity Investments Corp. (REIT)	474	9,456
Rexford Industrial Realty, Inc. (REIT)	1,215	35,429
Ryman Hospitality Properties, Inc. (REIT)	1,719	118,645
Sabra Health Care REIT, Inc. (REIT)	1,239	23,256
Safety Income and Growth, Inc. (REIT)	98	1,725
Saul Centers, Inc. (REIT)	399	24,638
Tanger Factory Outlet Centers, Inc. (REIT) (x)	241	6,389
Taubman Centers, Inc. (REIT)	1,164	76,161
Terreno Realty Corp. (REIT)	586	20,545

See Notes to Financial Statements.

1403

EQ ADVISORS TRUST

MULTIMANAGER MID CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

	Number of Shares	Value (Note 1)

UMH Properties, Inc. (REIT)	978	$14,572
Universal Health Realty Income Trust (REIT)	482	36,203
Urban Edge Properties (REIT)	3,933	100,252
Washington REIT (REIT)	1,091	33,952

		3,367,846

Real Estate Management & Development (0.1%)
Altisource Portfolio Solutions SA (x)*	459	12,852
Consolidated-Tomoka Land Co.	158	10,033
HFF, Inc., Class A	1,438	69,944
Kennedy-Wilson Holdings, Inc.	2,503	43,427
Marcus & Millichap, Inc.*	671	21,881
Maui Land & Pineapple Co., Inc.*	294	5,086
Redfin Corp. (x)*	124	3,884
RMR Group, Inc. (The), Class A	259	15,359
Trinity Place Holdings, Inc.*	626	4,351

		186,817

Total Real Estate		3,554,663

Telecommunication Services (0.5%)
Diversified Telecommunication Services (0.4%)
Cogent Communications Holdings, Inc.	1,645	74,519
Consolidated Communications Holdings, Inc. (x)	1,430	17,432
General Communication, Inc., Class A*	978	38,162
Globalstar, Inc. (x)*	14,368	18,822
IDT Corp., Class B*	455	4,823
Ooma, Inc.*	640	7,648
ORBCOMM, Inc.*	2,350	23,923
Straight Path Communications, Inc., Class B*	384	69,807
Vonage Holdings Corp.*	32,534	330,870
Zayo Group Holdings, Inc.*	7,253	266,910

		852,916

Wireless Telecommunication Services (0.1%)
Boingo Wireless, Inc.*	1,550	34,875
Shenandoah Telecommunications Co.	1,830	61,854

		96,729

Total Telecommunication Services		949,645

Utilities (0.2%)
Electric Utilities (0.0%)
MGE Energy, Inc.	663	41,836
Spark Energy, Inc., Class A (x)	438	5,431

		47,267

Gas Utilities (0.0%)
Chesapeake Utilities Corp.	77	6,048
New Jersey Resources Corp.	250	10,050
RGC Resources, Inc. (x)	117	3,168
Southwest Gas Holdings, Inc.	187	15,050

		34,316

Independent Power and Renewable Electricity Producers (0.1%)
Atlantic Power Corp.*	3,088	7,257
NRG Energy, Inc.	2,330	66,358
Ormat Technologies, Inc.	739	47,266
Pattern Energy Group, Inc. (x)	693	14,893

		135,774

Water Utilities (0.1%)
American States Water Co.	968	56,056
California Water Service Group	1,169	53,014
Evoqua Water Technologies Corp.*	669	15,862
Global Water Resources, Inc.	340	3,176
Middlesex Water Co.	504	20,115
Pure Cycle Corp.*	703	5,870
York Water Co. (The)	441	14,950

		169,043

Total Utilities		386,400

Total Common Stocks (99.0%) (Cost $121,837,037)		185,573,087

	Number of Rights	Value (Note 1)
RIGHTS:
Health Care (0.0%)
Biotechnology (0.0%)
Dyax Corp., CVR (r)* (Cost $—)	6,078	5,060

	Principal Amount	Value (Note 1)
SHORT-TERM INVESTMENTS:
Repurchase Agreements (8.9%)
Bank of Nova Scotia, 1.35%, dated 12/29/17, due 1/2/18, repurchase price $1,000,150, collateralized by various U.S. Government Treasury Securities, ranging from 3.625%-3.875%, maturing 4/15/29-8/15/43; total market value $1,020,001. (xx)	$1,000,000	$1,000,000
Bank of Nova Scotia (The), 1.39%, dated 12/29/17, due 1/2/18, repurchase price $700,108, collateralized by various U.S. Government Treasury Securities, ranging from 0.000%-3.750%, maturing 1/11/18-2/15/47; total market value $714,587. (xx)	700,000	700,000
Bank of Nova Scotia (The), 1.39%, dated 12/29/17, due 1/2/18, repurchase price $1,000,154, collateralized by various U.S. Government Treasury Securities, ranging from 0.000%-3.750%, maturing 1/11/18-2/15/47; total market value $1,020,839. (xx)	1,000,000	1,000,000

See Notes to Financial Statements.

1404

EQ ADVISORS TRUST

MULTIMANAGER MID CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

	Principal Amount	Value (Note 1)

Bank of Nova Scotia (The), 1.39%, dated 12/29/17, due 1/2/18, repurchase price $900,139, collateralized by various U.S. Government Treasury Securities, ranging from 0.000%-3.750%, maturing 1/11/18-2/15/47; total market value $918,755. (xx)	$900,000	$900,000
Citigroup Global Markets Ltd., 1.40%, dated 12/29/17, due 1/2/18, repurchase price $750,117, collateralized by various Foreign Government Agency Securities, ranging from 1.625%-2.500%, maturing 3/16/21-7/29/25, U.S. Government Treasury Securities, ranging from 0.875%-7.250%, maturing from 8/15/20-2/15/47; total market value $765,000. (xx)	750,000	750,000
Citigroup Global Markets, Inc., 1.60%, dated 12/29/17, due 1/2/18, repurchase price $1,000,178, collateralized by various Common Stocks; total market value $1,100,000. (xx)	1,000,000	1,000,000
Deutsche Bank AG, 1.81%, dated 12/29/17, due 1/2/18, repurchase price $1,300,261, collateralized by various Common Stocks, U.S. Government Treasury Securities, ranging from 1.875%-2.250%, maturing 4/30/22-8/15/46; total market value $1,445,888. (xx)	1,300,000	1,300,000
Deutsche Bank AG, 1.81%, dated 12/29/17, due 1/2/18, repurchase price $2,000,402, collateralized by various Common Stocks, U.S. Government Treasury Securities, ranging from 1.875%-2.250%, maturing 4/30/22-8/15/46; total market value $2,224,443. (xx)	2,000,000	2,000,000
Deutsche Bank AG, 1.81%, dated 12/29/17, due 1/2/18, repurchase price $900,181, collateralized by various Common Stocks, U.S. Government Treasury Securities, ranging from 1.875%-2.250%, maturing 4/30/22-8/15/46; total market value $1,000,999. (xx)	900,000	900,000
Deutsche Bank AG, 1.81%, dated 12/29/17, due 1/2/18, repurchase price $300,060, collateralized by various Common Stocks, U.S. Government Treasury Securities, ranging from 1.875%-2.250%, maturing 4/30/22-8/15/46; total market value $333,666. (xx)	300,000	300,000

Deutsche Bank AG, 1.55%, dated 12/29/17, due 1/2/18, repurchase price $1,300,224, collateralized by various Corporate Bonds, ranging from 1.750%-1.875%, maturing 9/5/19-4/14/22, Foreign Government Agency Securities, ranging from 1.875%-2.000%, maturing 3/15/19-5/2/25; total market value $1,326,001. (xx)	1,300,000	1,300,000
NBC Global Finance Ltd., 1.59%, dated 12/29/17, due 1/2/18, repurchase price $1,300,230, collateralized by various Common Stocks; total market value $1,446,155. (xx)	1,300,000	1,300,000
NBC Global Finance Ltd., 1.59%, dated 12/29/17, due 1/2/18, repurchase price $1,600,283, collateralized by various Common Stocks; total market value $1,779,883. (xx)	1,600,000	1,600,000
NBC Global Finance Ltd., 1.59%, dated 12/29/17, due 1/2/18, repurchase price $1,500,265, collateralized by various Common Stocks; total market value $1,668,640. (xx)	1,500,000	1,500,000
Nomura Securities Co. Ltd., 1.40%, dated 12/29/17, due 1/2/18, repurchase price $1,000,156, collateralized by various U.S. Government Treasury Securities, ranging from 0.000%-2.000%, maturing 1/4/18-2/15/42; total market value $1,020,001. (xx)	1,000,000	1,000,000
RBS Securities, Inc., 1.37%, dated 12/29/17, due 1/2/18, repurchase price $90,166, collateralized by various U.S. Government Treasury Securities, ranging from 1.750%-1.875%, maturing 2/28/22-9/30/22; total market value $91,956. (xx)	90,153	90,153

Total Repurchase Agreements		16,640,153

Total Short-Term Investments (8.9%) (Cost $16,640,153)		16,640,153

Total Investments in Securities (107.9%) (Cost $138,477,190)		202,218,300
Other Assets Less Liabilities (-7.9%)		(14,736,211)

Net Assets (100%)		$187,482,089

*	Non-income producing.
(r)	Value determined using significant unobservable inputs.
(x)	All or a portion of security is on loan at December 31, 2017.

See Notes to Financial Statements.

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PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

(xx)	At December 31, 2017, the Portfolio had loaned securities with a total value of $16,602,742. This was secured by cash collateral of $16,640,153 which was subsequently invested in joint repurchase agreements with a total value of $16,640,153, as detailed in the Notes to the Financial Statements, for which the Portfolio has a proportionate interest as reported in the Portfolio of Investments as Repurchase Agreements, and $605,173 collateralized by various U.S. Government Treasury Securities, ranging from 0.000% – 8.000%, maturing 1/4/18 – 11/15/46.

Glossary:

ADR	— American Depositary Receipt
CVR	— Contingent Value Right
JPY	— Japanese Yen
USD	— United States Dollar

Futures contracts outstanding as of December 31, 2017 (Note 1):
Description	Number of Contracts	Expiration Date	Trading Currency	Notional Amount ($)	Value and Unrealized Appreciation (Depreciation) ($)
Long Contracts
Russell 2000 E-Mini Index	4	3/2018	USD	307,300	1,294
S&P Midcap 400 E-Mini Index	3	3/2018	USD	570,720	4,484

					5,778

Forward foreign currency contracts outstanding as of December 31, 2017 (Note 1):

Currency Purchased	Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation) ($)
USD 79,157	JPY	8,937,411	JPMorgan Chase Bank	1/4/2018	(168)

Net unrealized depreciation					(168)

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2017:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Common Stocks
Consumer Discretionary	$30,730,900	$—	$—	$30,730,900
Consumer Staples	4,019,695	—	—	4,019,695
Energy	3,326,298	—	—	3,326,298
Financials	13,227,389	—	—	13,227,389
Health Care	32,074,261	403,524	—	32,477,785
Industrials	36,366,318	—	—	36,366,318
Information Technology	52,657,423	—	—	52,657,423
Materials	7,876,571	—	—	7,876,571
Real Estate	3,554,663	—	—	3,554,663
Telecommunication Services	949,645	—	—	949,645
Utilities	386,400	—	—	386,400

See Notes to Financial Statements.

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PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Futures	$5,778	$—	$—	$5,778
Rights
Health Care	—	—	5,060	5,060
Short-Term Investments
Repurchase Agreements	—	16,640,153	—	16,640,153

Total Assets	$185,175,341	$17,043,677	$5,060	$202,224,078

Liabilities:
Forward Currency Contracts	$—	$(168)	$—	$(168)

Total Liabilities	$—	$(168)	$—	$(168)

Total	$185,175,341	$17,043,509	$5,060	$202,223,910

There were no transfers between Levels 1, 2 or 3 during the year ended December 31, 2017.

Fair Values of Derivative Instruments as of December 31, 2017:

	Statement of Assets and Liabilities
Derivatives Not Accounted for as Hedging Instrument^	Asset Derivatives	Fair Value
Equity contracts	Receivables, Net assets - Unrealized appreciation	$5,778	*

	Liability Derivatives
Foreign exchange contracts	Payables	$(168)

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Portfolio of Investments. Only variation margin is reported within the Statement of Assets & Liabilities.

The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2017

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instrument^	Futures	Forward Foreign Currency Contracts	Total
Foreign exchange contracts	$—	$(619)	$(619)
Equity contracts	332,491	—	332,491

Total	$332,491	$(619)	$331,872

Amount of Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instrument^	Futures	Forward Foreign Currency Contracts	Total
Foreign exchange contracts	$—	$(168)	$(168)
Equity contracts	8,391	—	8,391

Total	$8,391	$(168)	$8,223

^ The Portfolio held forward foreign currency contracts and futures contracts as a substitute for investing in conventional securities, hedging and in an attempt to enhance returns.

See Notes to Financial Statements.

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PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

The Portfolio held forward foreign currency contracts with an average settlement value of approximately $79,000 and futures contracts with an average notional balance of approximately $1,762,000 during the year ended December 31, 2017.

The following table presents the Portfolio’s gross derivative assets and liabilities by counterparty net of amounts available for offset under netting arrangements and any related collateral received or pledged by the Portfolio as of December 31, 2017:

Counterparty	Gross Amount of Derivative Liabilities Presented in the Statement of Assets and Liabilities (a)	Derivatives Available for Offset	Collateral Pledged	Net Amount Due to Counterparty
JPMorgan Chase Bank	$168	$—	$—	$168

Total	$168	$—	$—	$168

(a)	For financial reporting purposes the Portfolio does not offset derivative assets and derivative liabilities subject to master netting arrangements in the Statement of Assets and Liabilities.

Investment security transactions for the year ended December 31, 2017 were as follows:

Cost of Purchases:
Long—term investments other than U.S. government debt securities (affiliated 11%)*	$70,726,222
Net Proceeds of Sales and Redemptions:
Long—term investments other than U.S. government debt securities (affiliated 13%)*	$92,976,109

* During the year ended December 31, 2017, the Portfolio engaged in purchases and sales of securities pursuant to Rule 17a-7 of the 1940 Act (amount is percentage of total Purchases and/or Sales).

As of December 31, 2017, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments in securities and derivative instruments, if applicable, for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$68,763,384
Aggregate gross unrealized depreciation	(5,415,166)

Net unrealized appreciation	$63,348,218

Federal income tax cost of investments in securities and derivative instruments, if applicable	$138,875,692

For the year ended December 31, 2017, the Portfolio incurred approximately $141 as brokerage commissions with Sanford C. Bernstein & Co., LLC, an affiliated broker/dealer.

See Notes to Financial Statements.

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MULTIMANAGER MID CAP GROWTH PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2017

ASSETS
Investments in Securities, at value (x):
Unaffiliated Issuers (Cost $121,837,037)	$185,578,147
Repurchase Agreements (Cost $16,640,153)	16,640,153
Cash	2,387,499
Foreign cash (Cost $10,458)	11,108
Cash held as collateral at broker	30,300
Receivable for securities sold	269,504
Dividends, interest and other receivables	73,885
Securities lending income receivable	13,823
Receivable from Separate Accounts for Portfolio shares sold	6,503
Other assets	754

Total assets	205,011,676

LIABILITIES
Payable for return of collateral on securities loaned	16,640,153
Payable for securities purchased	622,004
Investment management fees payable	102,412
Distribution fees payable – Class IB	26,229
Administrative fees payable	19,313
Payable to Separate Accounts for Portfolio shares redeemed	7,787
Due to broker for futures variation margin	6,102
Trustees’ fees payable	4,143
Distribution fees payable – Class IA	3,033
Due to Custodian	2,887
Unrealized depreciation on forward foreign currency contracts	168
Accrued expenses	95,356

Total liabilities	17,529,587

NET ASSETS	$187,482,089

Net assets were comprised of:
Paid in capital	$121,539,965
Accumulated undistributed net investment income (loss)	87,602
Accumulated undistributed net realized gain (loss)	2,106,725
Net unrealized appreciation (depreciation)	63,747,797

Net assets	$187,482,089

Class IA
Net asset value, offering and redemption price per share, $12,687,867 / 1,217,292 shares outstanding (unlimited amount authorized: $0.01 par value)	$10.42

Class IB
Net asset value, offering and redemption price per share, $124,754,633 / 12,671,829 shares outstanding (unlimited amount authorized: $0.01 par value)	$9.85

Class K
Net asset value, offering and redemption price per share, $50,039,589 / 4,712,767 shares outstanding (unlimited amount authorized: $0.01 par value)	$10.62

(x)	Includes value of securities on loan of $16,602,742.

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2017

INVESTMENT INCOME
Dividends (net of $1,018 foreign withholding tax)	$1,286,460
Interest	22,515
Securities lending (net)	174,582

Total income	1,483,557

EXPENSES
Investment management fees	1,410,572
Distribution fees – Class IB	285,190
Administrative fees	217,226
Custodian fees	173,300
Professional fees	47,237
Distribution fees – Class IA	34,167
Printing and mailing expenses	14,877
Trustees’ fees	4,190
Miscellaneous	7,396

Gross expenses	2,194,155
Less: Waiver from investment manager	(375,282)

Net expenses	1,818,873

NET INVESTMENT INCOME (LOSS)	(335,316)

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Investments in securities	15,932,975
Futures contracts	332,491
Forward foreign currency contracts	(619)
Foreign currency transactions	782

Net realized gain (loss)	16,265,629

Change in unrealized appreciation (depreciation) on:
Investments in securities	25,920,648
Futures contracts	8,391
Forward foreign currency contracts	(168)
Foreign currency translations	1,077

Net change in unrealized appreciation (depreciation)	25,929,948

NET REALIZED AND UNREALIZED GAIN (LOSS)	42,195,577

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$41,860,261

See Notes to Financial Statements.

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MULTIMANAGER MID CAP GROWTH PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2017	2016
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$(335,316)	$(121,380)
Net realized gain (loss)	16,265,629	4,358,775
Net change in unrealized appreciation (depreciation)	25,929,948	7,496,915

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	41,860,261	11,734,310

DISTRIBUTIONS:
Distributions from net realized capital gains
Class IA	(1,096,839)	(274,065)
Class IB	(9,461,469)	(2,566,719)
Class K	(3,554,588)	(1,107,116)

TOTAL DISTRIBUTIONS	(14,112,896)	(3,947,900)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 95,871 and 39,382 shares, respectively ]	926,528	330,440
Capital shares issued in reinvestment of distributions [ 107,635 and 30,440 shares, respectively ]	1,096,839	274,065
Capital shares repurchased [ (365,356) and (195,712) shares, respectively ]	(3,745,946)	(1,676,325)

Total Class IA transactions	(1,722,579)	(1,071,820)

Class IB
Capital shares sold [ 764,255 and 979,853 shares, respectively ]	7,256,708	7,562,951
Capital shares issued in reinvestment of distributions [ 982,716 and 300,447 shares, respectively ]	9,461,469	2,566,719
Capital shares repurchased [ (2,161,313) and (2,412,679) shares, respectively ]	(19,839,853)	(19,107,795)

Total Class IB transactions	(3,121,676)	(8,978,125)

Class K
Capital shares sold [ 82,474 and 848,697 shares, respectively ]	826,953	6,364,204
Capital shares issued in reinvestment of distributions [ 342,494 and 121,170 shares, respectively ]	3,554,588	1,107,116
Capital shares repurchased [ (800,323) and (196,794) shares, respectively ]	(8,225,316)	(1,661,004)

Total Class K transactions	(3,843,775)	5,810,316

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	(8,688,030)	(4,239,629)

TOTAL INCREASE (DECREASE) IN NET ASSETS	19,059,335	3,546,781
NET ASSETS:
Beginning of year	168,422,754	164,875,973

End of year (a)	$187,482,089	$168,422,754

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$87,602	$37,192

See Notes to Financial Statements.

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FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class IA	2017		2016	2015	2014	2013
Net asset value, beginning of year	$8.88		$8.50	$9.47	$10.08	$9.85

Income (loss) from investment operations:
Net investment income (loss) (e)	(0.03)		(0.01)	(0.05)	(0.06)	(0.10)
Net realized and unrealized gain (loss)	2.38		0.60	(0.11)	0.54	3.91

Total from investment operations	2.35		0.59	(0.16)	0.48	3.81

Less distributions:
Distributions from net realized gains	(0.81)		(0.21)	(0.81)	(1.09)	(3.58)

Net asset value, end of year	$10.42		$8.88	$8.50	$9.47	$10.08

Total return	26.69	%(aa)	6.78%	(1.58)%	4.91%	40.15%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$12,688		$12,253	$12,799	$14,497	$15,677
Ratio of expenses to average net assets:
After waivers and reimbursements (f)	1.10%		1.13%	1.15%	1.23%	1.25%
After waivers, reimbursements and fees paid indirectly (f)	1.10%		1.13%	1.15%	1.23%	1.25%
Before waivers, reimbursements and fees paid indirectly (f)	1.31%		1.36%	1.31%	1.36%	1.32%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (f)	(0.26)%		(0.14)%	(0.52)%	(0.62)%	(0.82)%
After waivers, reimbursements and fees paid indirectly (f)	(0.26)%		(0.14)%	(0.52)%	(0.62)%	(0.82)%
Before waivers, reimbursements and fees paid indirectly (f)	(0.47)%		(0.36)%	(0.68)%	(0.76)%	(0.89)%
Portfolio turnover rate^	41%		49%	44%	59%	66%

	Year Ended December 31,
Class IB	2017		2016	2015	2014	2013
Net asset value, beginning of year	$8.43		$8.08	$9.04	$9.67	$9.56

Income (loss) from investment operations:
Net investment income (loss) (e)	(0.02)		(0.01)	(0.05)	(0.06)	(0.09)
Net realized and unrealized gain (loss)	2.25		0.57	(0.10)	0.52	3.78

Total from investment operations	2.23		0.56	(0.15)	0.46	3.69

Less distributions:
Distributions from net realized gains	(0.81)		(0.21)	(0.81)	(1.09)	(3.58)

Net asset value, end of year	$9.85		$8.43	$8.08	$9.04	$9.67

Total return	26.69	%(bb)	6.76%	(1.53)%	4.92%	40.14%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$124,755		$110,295	$114,846	$119,389	$122,032
Ratio of expenses to average net assets:
After waivers and reimbursements (f)	1.10%		1.13%	1.15%	1.23%	1.25%
After waivers, reimbursements and fees paid indirectly (f)	1.10%		1.13%	1.15%	1.23%	1.25%
Before waivers, reimbursements and fees paid indirectly (f)	1.31%		1.36%	1.31%	1.36%	1.28%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (f)	(0.26)%		(0.14)%	(0.52)%	(0.62)%	(0.80)%
After waivers, reimbursements and fees paid indirectly (f)	(0.26)%		(0.14)%	(0.52)%	(0.62)%	(0.80)%
Before waivers, reimbursements and fees paid indirectly (f)	(0.47)%		(0.36)%	(0.68)%	(0.76)%	(0.83)%
Portfolio turnover rate^	41%		49%	44%	59%	66%

See Notes to Financial Statements.

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FINANCIAL HIGHLIGHTS (Continued)

	Year Ended December 31,
Class K	2017		2016	2015	2014	2013
Net asset value, beginning of year	$9.02		$8.63	$9.57	$10.16	$9.88

Income (loss) from investment operations:
Net investment income (loss) (e)	—	#	0.01	(0.03)	(0.04)	(0.07)
Net realized and unrealized gain (loss)	2.41		0.59	(0.10)	0.54	3.93

Total from investment operations	2.41		0.60	(0.13)	0.50	3.86

Less distributions:
Distributions from net realized gains	(0.81)		(0.21)	(0.81)	(1.09)	(3.58)

Net asset value, end of year	$10.62		$9.02	$8.63	$9.57	$10.16

Total return	26.95	%(cc)	7.07%	(1.24)%	5.07%	40.57%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$50,040		$45,875	$37,231	$41,750	$47,116
Ratio of expenses to average net assets:
After waivers and reimbursements (f)	0.85%		0.88%	0.90%	0.98%	1.00%
After waivers, reimbursements and fees paid indirectly (f)	0.85%		0.88%	0.90%	0.98%	1.00%
Before waivers, reimbursements and fees paid indirectly (f)	1.06%		1.11%	1.06%	1.11%	1.07%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (f)	(0.01)%		0.11%	(0.27)%	(0.37)%	(0.57)%
After waivers, reimbursements and fees paid indirectly (f)	(0.01)%		0.11%	(0.27)%	(0.37)%	(0.56)%
Before waivers, reimbursements and fees paid indirectly (f)	(0.22)%		(0.11)%	(0.43)%	(0.50)%	(0.64)%
Portfolio turnover rate^	41%		49%	44%	59%	66%
#	Per share amount is less than $0.005.
^	Portfolio turnover rate excludes derivatives, if any.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.
(aa)	Includes income resulting from a litigation payment. Without this income, the total return would have been 25.96%.
(bb)	Includes income resulting from a litigation payment. Without this income, the total return would have been 25.92%.
(cc)	Includes income resulting from a litigation payment. Without this income, the total return would have been 26.23%.

See Notes to Financial Statements.

1412

MULTIMANAGER MID CAP VALUE PORTFOLIO (Unaudited)

INVESTMENT MANAGER

➢	AXA Equitable Funds Management Group, LLC

INVESTMENT SUB-ADVISERS

➢	BlackRock Investment Management, LLC

➢	Diamond Hill Capital Management, Inc.

➢	Lord, Abbett & Co. LLC

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/17
	1 Year	5 Years	10 Years/ Since Incept.
Portfolio – Class IA Shares	9.32%	11.93%	7.38%
Portfolio – Class IB Shares	9.25	11.90	7.27
Portfolio – Class K Shares*	9.58	12.21	12.04
Russell 2500™ Value Index	10.36	13.27	8.82

*  Date of inception 8/26/11.

    Returns for periods greater than one year are annualized. Prior to April 2014, the Portfolio employed a volatility management strategy; returns prior to that date may have been different if the Portfolio followed its current policies.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned 9.25% for the year ended December 31, 2017. This compares to the Portfolio’s benchmark, the Russell 2500™ Value Index, which returned 10.36% over the same period.

The following commentary describes key factors (such as stock selection and sector allocation decisions) that helped or hurt the Portfolio’s performance relative to the Russell 2500 Value Index.

Portfolio Highlights

What helped performance during the year:

•	Relative underweights in the energy and real estate sectors were beneficial to performance for the period.

•

Both sector allocation and stock selection within the consumer discretionary sector contributed to relative performance. Non-benchmark holdings in the sector that added to performance included NVR, Inc., Red Rock Resorts, Inc. and BorgWarner Inc.

•	Telecommunications service stock selection and financial sector holding Willis Towers Watson plc also added to relative performance.

What hurt performance during the year:

•

Security selection in the information technology sector detracted most from performance relative to, the benchmark during the performance period. Within this sector, MACOM Technology Solutions Holdings, Inc., a semiconductor solutions company, detracted as a supply shortage in data center products and the continued weakness of its optical business segment in China weighed on revenues. Akamai Technologies, Inc., a provider of cloud services, also detracted. Shares of Akamai Technologies declined as its media business continued to suffer from substantial headwinds.

•	Security selection in the consumer staples and materials sectors also detracted from performance during the performance period.

•	Non-benchmark holdings that detracted from performance included Newell Brands Inc. in the consumer discretionary sector and Cimarex Energy Co. in the energy sector.

Sector Weightings as of December 31, 2017	% of Net Assets
Financials	22.7%
Industrials	13.7
Consumer Discretionary	11.6
Real Estate	10.7
Information Technology	10.2
Health Care	6.5
Materials	6.3
Energy	5.6
Utilities	5.1
Repurchase Agreements	4.5
Consumer Staples	4.4
Telecommunication Services	0.5
Investment Company	0.3
Cash and Other	(2.1)

100.0%

1413

MULTIMANAGER MID CAP VALUE PORTFOLIO (Unaudited)

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees (in the case of Class IA and Class IB shares of the Portfolio), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2017 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/17	Ending Account Value 12/31/17	Expenses Paid During Period* 7/1/17 - 12/31/17
Class IA
Actual	$1,000.00	$1,067.29	$5.73
Hypothetical (5% average annual return before expenses)	1,000.00	1,019.66	5.60
Class IB
Actual	1,000.00	1,067.43	5.73
Hypothetical (5% average annual return before expenses)	1,000.00	1,019.66	5.60
Class K
Actual	1,000.00	1,069.16	4.43
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.92	4.33

*  Expenses are equal to the Portfolio’s Class IA, Class IB and Class K shares annualized expense ratios of 1.10%, 1.10% and 0.85%, respectively, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

1414

EQ ADVISORS TRUST

MULTIMANAGER MID CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2017

	Number of Shares	Value (Note 1)

COMMON STOCKS:
Consumer Discretionary (11.6%)
Auto Components (1.6%)
Adient plc	3,679	$289,537
American Axle & Manufacturing Holdings, Inc.*	3,845	65,480
BorgWarner, Inc.	27,378	1,398,742
Cooper Tire & Rubber Co.	1,971	69,675
Cooper-Standard Holdings, Inc.*	533	65,293
Dana, Inc.	2,901	92,861
Gentex Corp.	3,912	81,956
Gentherm, Inc.*	332	10,541
Goodyear Tire & Rubber Co. (The)	24,692	797,799
Lear Corp.	459	81,087
Modine Manufacturing Co.*	1,938	39,148
Motorcar Parts of America, Inc.*	690	17,243
Shiloh Industries, Inc.*	195	1,599
Standard Motor Products, Inc.	323	14,506
Stoneridge, Inc.*	1,021	23,340
Superior Industries International, Inc. (x)	981	14,568
Tower International, Inc.	788	24,073

		3,087,448

Automobiles (0.0%)
Winnebago Industries, Inc.	167	9,285

Distributors (0.0%)
Funko, Inc., Class A (x)*	300	1,995
VOXX International Corp.*	771	4,318
Weyco Group, Inc.	281	8,351

		14,664

Diversified Consumer Services (0.3%)
Adtalem Global Education, Inc.*	2,325	97,766
American Public Education, Inc.*	632	15,832
Ascent Capital Group, Inc., Class A*	442	5,079
Bridgepoint Education, Inc.*	93	772
Cambium Learning Group, Inc.*	552	3,135
Capella Education Co.	31	2,399
Career Education Corp.*	2,620	31,650
Carriage Services, Inc.	403	10,361
Graham Holdings Co., Class B	168	93,803
H&R Block, Inc.	6,853	179,686
Houghton Mifflin Harcourt Co.*	1,318	12,257
K12, Inc.*	1,465	23,294
Laureate Education, Inc., Class A*	2,118	28,720
Liberty Tax, Inc.	250	2,750
Regis Corp.*	1,340	20,582
Weight Watchers International, Inc. (x)*	64	2,834

		530,920

Hotels, Restaurants & Leisure (1.6%)
Aramark	5,482	234,301
Belmond Ltd., Class A*	3,421	41,907
Biglari Holdings, Inc.*	38	15,747
Boyd Gaming Corp.	328	11,496
Brinker International, Inc.	443	17,206

Caesars Entertainment Corp.*	4,992	63,149
Carrols Restaurant Group, Inc.*	1,440	17,496
Century Casinos, Inc.*	886	8,089
Del Frisco’s Restaurant Group, Inc.*	856	13,054
Del Taco Restaurants, Inc.*	1,229	14,895
Denny’s Corp.*	734	9,718
DineEquity, Inc. (x)	262	13,291
Drive Shack, Inc.*	1,122	6,205
El Pollo Loco Holdings, Inc.*	765	7,574
Empire Resorts, Inc. (x)*	45	1,215
Extended Stay America, Inc.	3,331	63,289
Fiesta Restaurant Group, Inc. (x)*	905	17,195
Fogo De Chao, Inc.*	386	4,478
Golden Entertainment, Inc.*	350	11,428
Hyatt Hotels Corp., Class A*	1,790	131,637
ILG, Inc.	3,767	107,284
International Game Technology plc	4,225	112,005
International Speedway Corp., Class A	945	37,658
J Alexander’s Holdings, Inc.*	431	4,181
Jack in the Box, Inc.	226	22,173
La Quinta Holdings, Inc.*	2,465	45,504
Marcus Corp. (The)	152	4,157
Marriott Vacations Worldwide Corp.	94	12,710
Monarch Casino & Resort, Inc.*	407	18,242
Penn National Gaming, Inc.*	2,876	90,105
Pinnacle Entertainment, Inc.*	593	19,409
Potbelly Corp.*	698	8,585
RCI Hospitality Holdings, Inc.	335	9,373
Red Lion Hotels Corp.*	623	6,137
Red Robin Gourmet Burgers, Inc.*	32	1,805
Red Rock Resorts, Inc., Class A (x)	38,623	1,303,139
Sonic Corp. (x)	672	18,467
Speedway Motorsports, Inc.	412	7,774
Texas Roadhouse, Inc.	9,344	492,241
Zoe’s Kitchen, Inc. (x)*	612	10,233

		3,034,552

Household Durables (2.1%)
AV Homes, Inc.*	521	8,675
Bassett Furniture Industries, Inc.	414	15,566
Beazer Homes USA, Inc.*	1,257	24,147
CalAtlantic Group, Inc.	3,159	178,136
Century Communities, Inc.*	656	20,402
CSS Industries, Inc.	337	9,379
Ethan Allen Interiors, Inc.	981	28,057
Flexsteel Industries, Inc.	313	14,642
Green Brick Partners, Inc.*	866	9,786
Hamilton Beach Brands Holding Co., Class A	308	7,913
Helen of Troy Ltd.*	571	55,016
Hovnanian Enterprises, Inc., Class A*	4,022	13,474
KB Home (x)	2,602	83,134
La-Z-Boy, Inc.	1,060	33,072
Leggett & Platt, Inc.	998	47,635
Lennar Corp., Class A	8,278	523,500

See Notes to Financial Statements.

1415

EQ ADVISORS TRUST

MULTIMANAGER MID CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

	Number of Shares	Value (Note 1)

LGI Homes, Inc. (x)*	222	$16,657
Libbey, Inc.	955	7,182
Lifetime Brands, Inc.	371	6,122
M/I Homes, Inc.*	771	26,522
MDC Holdings, Inc.	970	30,922
Meritage Homes Corp.*	1,372	70,246
New Home Co., Inc. (The)*	575	7,205
NVR, Inc.*	353	1,238,401
PICO Holdings, Inc.*	788	10,086
PulteGroup, Inc.	7,674	255,161
Tempur Sealy International, Inc. (x)*	7,311	458,326
Toll Brothers, Inc.	3,072	147,517
TopBuild Corp.*	551	41,733
TRI Pointe Group, Inc.*	5,481	98,220
Whirlpool Corp.	3,198	539,310
William Lyon Homes, Class A*	837	24,340
ZAGG, Inc.*	333	6,144

		4,056,628

Internet & Direct Marketing Retail (0.2%)
1-800-Flowers.com, Inc., Class A*	653	6,987
FTD Cos., Inc.*	661	4,753
Gaia, Inc., Class A*	314	3,894
Lands’ End, Inc. (x)*	476	9,306
Liberty Expedia Holdings, Inc., Class A*	1,721	76,292
Liberty TripAdvisor Holdings, Inc., Class A*	2,874	27,087
Liberty Ventures*	3,124	169,445
Overstock.com, Inc. (x)*	335	21,407
TripAdvisor, Inc. (x)*	2,260	77,879

		397,050

Leisure Products (0.1%)
Acushnet Holdings Corp.	1,150	24,242
Brunswick Corp.	656	36,224
Callaway Golf Co.	3,612	50,316
Clarus Corp.*	795	6,241
Escalade, Inc.	341	4,194
Johnson Outdoors, Inc., Class A	178	11,052
Vista Outdoor, Inc.*	2,278	33,190

		165,459

Media (1.8%)
AMC Entertainment Holdings, Inc., Class A (x)	2,018	30,472
Beasley Broadcast Group, Inc., Class A	236	3,162
Central European Media Enterprises Ltd., Class A (x)*	3,321	15,443
Cinemark Holdings, Inc.	4,144	144,294
Clear Channel Outdoor Holdings, Inc., Class A	1,624	7,470
Daily Journal Corp. (x)*	47	10,820
Emerald Expositions Events, Inc.	658	13,384
Entercom Communications Corp., Class A	1,168	12,614
Eros International plc (x)*	547	5,279
EW Scripps Co. (The), Class A*	2,304	36,012
Gannett Co., Inc.	4,294	49,767

Global Eagle Entertainment, Inc. (x)*	2,046	4,685
Gray Television, Inc.*	843	14,120
Hemisphere Media Group, Inc.*	565	6,526
Interpublic Group of Cos., Inc. (The)	2,359	47,557
John Wiley & Sons, Inc., Class A	1,724	113,353
Liberty Media Corp.-Liberty Formula One, Class A (x)*	981	32,098
Liberty Media Corp.-Liberty Formula One, Class C (x)*	7,297	249,266
Lions Gate Entertainment Corp., Class A*	730	24,681
Lions Gate Entertainment Corp., Class B*	1,433	45,484
Live Nation Entertainment, Inc.*	16,725	711,983
Madison Square Garden Co. (The), Class A*	662	139,583
MDC Partners, Inc., Class A*	1,491	14,537
Meredith Corp.	1,509	99,669
MSG Networks, Inc., Class A*	2,286	46,292
National CineMedia, Inc.	2,399	16,457
New Media Investment Group, Inc.	2,026	33,996
New York Times Co. (The), Class A	19,029	352,037
Reading International, Inc., Class A*	458	7,649
Regal Entertainment Group, Class A	3,214	73,954
Saga Communications, Inc., Class A	167	6,755
Salem Media Group, Inc.	459	2,066
Scholastic Corp.	1,079	43,279
TEGNA, Inc.	58,521	823,975
Time, Inc.	3,944	72,767
Townsquare Media, Inc., Class A*	302	2,319
Tribune Media Co., Class A	3,114	132,252
tronc, Inc.*	292	5,136
WideOpenWest, Inc.*	542	5,729

		3,456,922

Multiline Retail (0.4%)
Dillard’s, Inc., Class A (x)	557	33,448
Fred’s, Inc., Class A (x)	1,459	5,909
JC Penney Co., Inc. (x)*	12,460	39,374
Kohl’s Corp.	6,548	355,097
Nordstrom, Inc.	5,666	268,455
Sears Holdings Corp. (x)*	358	1,282

		703,565

Specialty Retail (2.0%)
Aaron’s, Inc.	23,625	941,455
Abercrombie & Fitch Co., Class A (x)	2,697	47,009
American Eagle Outfitters, Inc.	6,233	117,180
America’s Car-Mart, Inc.*	205	9,153
Ascena Retail Group, Inc. (x)*	7,146	16,793
At Home Group, Inc.*	45	1,368
AutoNation, Inc. (x)*	2,250	115,493
Barnes & Noble Education, Inc.*	1,575	12,978
Barnes & Noble, Inc.	2,400	16,080

See Notes to Financial Statements.

1416

EQ ADVISORS TRUST

MULTIMANAGER MID CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

	Number of Shares	Value (Note 1)

Bed Bath & Beyond, Inc.	5,407	$118,900
Big 5 Sporting Goods Corp. (x)	945	7,182
Boot Barn Holdings, Inc. (x)*	405	6,727
Buckle, Inc. (The) (x)	1,091	25,911
Build-A-Bear Workshop, Inc.*	604	5,557
Burlington Stores, Inc.*	1,123	138,163
Caleres, Inc.	1,604	53,702
Carvana Co. (x)*	484	9,254
Cato Corp. (The), Class A	901	14,344
Chico’s FAS, Inc.	5,130	45,247
Citi Trends, Inc.	556	14,712
Conn’s, Inc. (x)*	698	24,814
Container Store Group, Inc. (The) (x)*	494	2,342
Dick’s Sporting Goods, Inc.	734	21,095
DSW, Inc., Class A	2,593	55,516
Express, Inc.*	3,038	30,836
Finish Line, Inc. (The), Class A	1,468	21,330
Foot Locker, Inc.	9,520	446,297
GameStop Corp., Class A (x)	3,854	69,179
Genesco, Inc.*	732	23,790
GNC Holdings, Inc., Class A (x)*	2,644	9,756
Group 1 Automotive, Inc.	785	55,711
Guess?, Inc. (x)	2,387	40,293
Haverty Furniture Cos., Inc.	743	16,829
Hibbett Sports, Inc.*	765	15,606
Kirkland’s, Inc.*	651	7,789
MarineMax, Inc.*	357	6,747
Michaels Cos., Inc. (The)*	1,052	25,448
Murphy USA, Inc.*	1,261	101,334
National Vision Holdings, Inc.*	475	19,290
Office Depot, Inc.	19,671	69,635
Party City Holdco, Inc. (x)*	1,082	15,094
Penske Automotive Group, Inc.	1,382	66,129
Pier 1 Imports, Inc.	3,070	12,710
Rent-A-Center, Inc. (x)	1,664	18,470
Sally Beauty Holdings, Inc.*	3,306	62,021
Shoe Carnival, Inc.	450	12,038
Signet Jewelers Ltd.	2,358	133,345
Sonic Automotive, Inc., Class A	988	18,229
Tailored Brands, Inc.	1,343	29,318
Tilly’s, Inc., Class A	538	7,941
Urban Outfitters, Inc.*	12,684	444,700
Vitamin Shoppe, Inc.*	692	3,045
Williams-Sonoma, Inc. (x)	2,646	136,798
Zumiez, Inc.*	702	14,619

		3,755,302

Textiles, Apparel & Luxury Goods (1.5%)
Columbia Sportswear Co.	719	51,682
Crocs, Inc.*	838	10,592
Deckers Outdoor Corp.*	1,143	91,726
Delta Apparel, Inc.*	237	4,787
Fossil Group, Inc. (x)*	1,847	14,351
G-III Apparel Group Ltd.*	1,650	60,869
Hanesbrands, Inc. (x)	29,834	623,829
Iconix Brand Group, Inc. (x)*	1,938	2,500
Lululemon Athletica, Inc.*	5,806	456,294
Michael Kors Holdings Ltd.*	5,213	328,158
Movado Group, Inc.	630	20,286
Oxford Industries, Inc.	388	29,174
Perry Ellis International, Inc.*	476	11,919

Ralph Lauren Corp. (x)	2,168	224,800
Sequential Brands Group, Inc. (x)*	1,869	3,327
Skechers U.S.A., Inc., Class A*	2,913	110,228
Steven Madden Ltd.*	18,963	885,571
Unifi, Inc.*	577	20,697
Vera Bradley, Inc.*	821	10,000

		2,960,790

Total Consumer Discretionary		22,172,585

Consumer Staples (4.4%)
Beverages (0.4%)
Cott Corp.	13,415	223,494
MGP Ingredients, Inc. (x)	63	4,843
Molson Coors Brewing Co., Class B	7,552	619,793

		848,130

Food & Staples Retailing (0.4%)
Andersons, Inc. (The)	1,065	33,175
Casey’s General Stores, Inc.	1,486	166,342
Chefs’ Warehouse, Inc. (The)*	21	431
Ingles Markets, Inc., Class A	563	19,480
Natural Grocers by Vitamin Cottage, Inc. (x)*	417	3,724
Rite Aid Corp. (x)*	22,478	44,282
Smart & Final Stores, Inc.*	932	7,969
SpartanNash Co.	1,470	39,220
SUPERVALU, Inc.*	1,446	31,234
United Natural Foods, Inc.*	1,961	96,618
US Foods Holding Corp.*	7,986	254,992
Village Super Market, Inc., Class A	311	7,131
Weis Markets, Inc.	385	15,935

		720,533

Food Products (2.9%)
Alico, Inc.	102	3,009
B&G Foods, Inc. (x)	24,937	876,536
Cal-Maine Foods, Inc. (x)*	1,099	48,851
Darling Ingredients, Inc.*	6,365	115,397
Dean Foods Co.	3,442	39,790
Farmer Brothers Co.*	368	11,831
Flowers Foods, Inc.	44,207	853,637
Fresh Del Monte Produce, Inc.	1,270	60,541
Hain Celestial Group, Inc. (The)*	3,977	168,585
Hostess Brands, Inc.*	3,005	44,504
Ingredion, Inc.	2,798	391,160
Lamb Weston Holdings, Inc.	4,422	249,622
Landec Corp.*	815	10,269
Limoneira Co.	335	7,504
Pilgrim’s Pride Corp.*	245	7,610
Pinnacle Foods, Inc.	9,607	571,328
Post Holdings, Inc.*	16,700	1,323,141
Sanderson Farms, Inc.	785	108,942
Seaboard Corp.	10	44,100
Seneca Foods Corp., Class A*	289	8,887
Snyder’s-Lance, Inc.	3,340	167,267
Tootsie Roll Industries, Inc.	225	8,190
TreeHouse Foods, Inc.*	6,621	327,475

		5,448,176

See Notes to Financial Statements.

1417

EQ ADVISORS TRUST

MULTIMANAGER MID CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

	Number of Shares	Value (Note 1)

Household Products (0.0%)
Central Garden & Pet Co.*	358	$13,933
Central Garden & Pet Co., Class A*	1,234	46,535
HRG Group, Inc.*	251	4,254
Oil-Dri Corp. of America	206	8,549
Orchids Paper Products Co. (x)	391	5,005

		78,276

Personal Products (0.7%)
Coty, Inc., Class A	23,597	469,344
Edgewell Personal Care Co.*	9,361	555,950
Inter Parfums, Inc.	361	15,685
Nature’s Sunshine Products, Inc.	508	5,867
Nu Skin Enterprises, Inc., Class A	1,469	100,230
Revlon, Inc., Class A (x)*	282	6,148

		1,153,224

Tobacco (0.0%)
Universal Corp.	951	49,927
Vector Group Ltd.	2,033	45,499

		95,426

Total Consumer Staples		8,343,765

Energy (5.6%)
Energy Equipment & Services (1.3%)
Archrock, Inc.	2,727	28,634
Basic Energy Services, Inc.*	641	15,044
Bristow Group, Inc. (x)	1,233	16,609
C&J Energy Services, Inc.*	1,788	59,844
CARBO Ceramics, Inc. (x)*	881	8,969
Diamond Offshore Drilling, Inc. (x)*	2,548	47,367
Dril-Quip, Inc.*	1,456	69,451
Ensco plc, Class A	16,605	98,136
Era Group, Inc.*	719	7,729
Exterran Corp.*	1,269	39,897
Fairmount Santrol Holdings, Inc. (x)*	725	3,792
Forum Energy Technologies, Inc.*	3,031	47,132
Frank’s International NV (x)	2,082	13,845
Geospace Technologies Corp.*	487	6,316
Gulf Island Fabrication, Inc.	521	6,994
Helix Energy Solutions Group, Inc.*	5,549	41,839
Helmerich & Payne, Inc. (x)	10,524	680,272
Independence Contract Drilling, Inc.*	1,398	5,564
Keane Group, Inc. (x)*	91	1,730
Key Energy Services, Inc. (x)*	421	4,964
Mammoth Energy Services, Inc.*	275	5,398
Matrix Service Co.*	1,011	17,996
McDermott International, Inc.*	11,156	73,406
Nabors Industries Ltd.	13,086	89,377
Natural Gas Services Group, Inc.*	478	12,524
Newpark Resources, Inc.*	3,274	28,156
Noble Corp. plc*	9,602	43,401
Oceaneering International, Inc.	3,832	81,008
Oil States International, Inc.*	1,912	54,110
Parker Drilling Co.*	5,700	5,700

Patterson-UTI Energy, Inc.	8,133	187,141
PHI, Inc. (Non-Voting)*	513	5,935
Pioneer Energy Services Corp.*	2,981	9,092
ProPetro Holding Corp. (x)*	677	13,648
Ranger Energy Services, Inc.*	185	1,708
Rowan Cos. plc, Class A*	4,525	70,862
RPC, Inc. (x)	210	5,361
SEACOR Holdings, Inc.*	642	29,673
SEACOR Marine Holdings, Inc.*	584	6,833
Smart Sand, Inc. (x)*	73	632
Superior Energy Services, Inc.*	5,873	56,557
TETRA Technologies, Inc.*	4,737	20,227
Transocean Ltd.*	15,359	164,035
Unit Corp.*	2,024	44,528
US Silica Holdings, Inc. (x)	1,259	40,993
Weatherford International plc*	34,515	143,928
Willbros Group, Inc.*	1,965	2,790

		2,419,147

Oil, Gas & Consumable Fuels (4.3%)
Abraxas Petroleum Corp.*	398	979
Adams Resources & Energy, Inc.	106	4,611
Antero Resources Corp.*	4,552	86,488
Approach Resources, Inc. (x)*	1,620	4,795
Arch Coal, Inc., Class A	746	69,497
Ardmore Shipping Corp.*	600	4,800
Bill Barrett Corp.*	2,940	15,082
Bonanza Creek Energy, Inc.*	721	19,892
California Resources Corp. (x)*	1,655	32,173
Callon Petroleum Co.*	7,796	94,721
Centennial Resource Development, Inc., Class A (x)*	5,171	102,386
Chesapeake Energy Corp. (x)*	32,966	130,545
Cimarex Energy Co.	18,174	2,217,409
Clean Energy Fuels Corp.*	5,623	11,415
Cloud Peak Energy, Inc.*	3,000	13,350
CNX Resources Corp.*	8,888	130,031
CONSOL Energy, Inc.*	1,111	43,896
Contango Oil & Gas Co.*	896	4,220
CVR Energy, Inc. (x)	565	21,041
Delek US Energy, Inc.	3,013	105,274
Denbury Resources, Inc. (x)*	15,311	33,837
DHT Holdings, Inc.	3,241	11,635
Diamondback Energy, Inc.*	2,973	375,341
Dorian LPG Ltd.*	918	7,546
Earthstone Energy, Inc., Class A*	1,017	10,811
Eclipse Resources Corp.*	3,535	8,484
Energen Corp.*	3,798	218,651
Energy XXI Gulf Coast, Inc.*	1,062	6,096
EP Energy Corp., Class A (x)*	1,657	3,911
EQT Corp.	10,719	610,125
Extraction Oil & Gas, Inc. (x)*	4,662	66,713
Frontline Ltd. (x)	3,147	14,445
GasLog Ltd. (x)	1,584	35,244
Gastar Exploration, Inc. (x)*	3,479	3,653
Gener8 Maritime, Inc.*	1,921	12,717
Golar LNG Ltd.	3,704	110,416
Green Plains, Inc.	1,491	25,123
Gulfport Energy Corp.*	5,585	71,265
Halcon Resources Corp. (x)*	5,135	38,872
Hallador Energy Co.	580	3,532
HollyFrontier Corp.	6,938	355,364

See Notes to Financial Statements.

1418

EQ ADVISORS TRUST

MULTIMANAGER MID CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

	Number of Shares	Value (Note 1)

International Seaways, Inc.*	1,109	$20,472
Jones Energy, Inc., Class A (x)*	1,456	1,602
Kosmos Energy Ltd.*	9,021	61,794
Midstates Petroleum Co., Inc.*	388	6,433
Murphy Oil Corp. (x)	6,391	198,441
NACCO Industries, Inc., Class A	154	5,798
Navios Maritime Acquisition Corp.	3,794	4,211
Nordic American Tankers Ltd. (x)	3,849	9,469
Oasis Petroleum, Inc.*	9,103	76,556
Overseas Shipholding Group, Inc., Class A*	1,743	4,776
Pacific Ethanol, Inc.*	1,679	7,639
Panhandle Oil and Gas, Inc., Class A	259	5,322
Par Pacific Holdings, Inc.*	791	15,250
Parsley Energy, Inc., Class A*	20,692	609,172
PBF Energy, Inc., Class A	4,279	151,691
PDC Energy, Inc.*	2,564	132,149
Peabody Energy Corp.*	2,590	101,968
Penn Virginia Corp.*	32	1,252
QEP Resources, Inc.*	9,295	88,953
Range Resources Corp.	8,928	152,312
Renewable Energy Group, Inc.*	1,485	17,523
Resolute Energy Corp. (x)*	781	24,578
REX American Resources Corp.*	225	18,628
Ring Energy, Inc.*	104	1,446
RSP Permian, Inc.*	2,544	103,490
SandRidge Energy, Inc.*	1,350	28,445
Scorpio Tankers, Inc.	9,191	28,033
SemGroup Corp., Class A	2,616	79,003
Ship Finance International Ltd. (x)	2,248	34,844
SilverBow Resources, Inc.*	253	7,519
SM Energy Co.	4,376	96,622
Southwestern Energy Co.*	19,733	110,110
SRC Energy, Inc.*	8,142	69,451
Stone Energy Corp. (x)*	742	23,863
Targa Resources Corp.	8,282	401,014
Teekay Corp.	2,097	19,544
Teekay Tankers Ltd., Class A	7,263	10,168
Ultra Petroleum Corp.*	6,975	63,194
W&T Offshore, Inc.*	3,713	12,290
Westmoreland Coal Co. (x)*	831	1,006
Whiting Petroleum Corp.*	3,511	92,971
WildHorse Resource Development Corp. (x)*	1,860	34,243
World Fuel Services Corp.	2,561	72,067
WPX Energy, Inc.*	15,487	217,902

		8,359,600

Total Energy		10,778,747

Financials (22.7%)
Banks (10.9%)
1st Source Corp.	602	29,769
Access National Corp.	574	15,980
ACNB Corp.	251	7,417
Allegiance Bancshares, Inc.*	145	5,459
American National Bankshares, Inc.	314	12,026
Ameris Bancorp	314	15,135

Ames National Corp.	329	9,163
Arrow Financial Corp.	485	16,466
Associated Banc-Corp.	5,936	150,774
Atlantic Capital Bancshares, Inc.*	668	11,757
Banc of California, Inc. (x)	1,724	35,601
BancFirst Corp.	667	34,117
Banco Latinoamericano de Comercio Exterior SA, Class E	1,210	32,549
Bancorp, Inc. (The)*	1,827	18,051
BancorpSouth Bank	3,285	103,313
Bank of Commerce Holdings	618	7,107
Bank of Hawaii Corp.	7,314	626,809
Bank of Marin Bancorp	239	16,252
Bank of NT Butterfield & Son Ltd. (The)	647	23,480
Bank of the Ozarks, Inc.	2,530	122,579
BankUnited, Inc.	46,286	1,884,765
Bankwell Financial Group, Inc.	222	7,623
Banner Corp.	1,261	69,506
Bar Harbor Bankshares	615	16,611
BCB Bancorp, Inc.	389	5,641
Berkshire Hills Bancorp, Inc.	1,566	57,316
Blue Hills Bancorp, Inc.	526	10,573
BOK Financial Corp.	11,812	1,090,483
Boston Private Financial Holdings, Inc.	3,327	51,402
Bridge Bancorp, Inc.	721	25,235
Brookline Bancorp, Inc.	2,996	47,037
Bryn Mawr Bank Corp.	646	28,553
BSB Bancorp, Inc.*	216	6,318
Byline Bancorp, Inc.*	207	4,755
C&F Financial Corp.	138	8,004
Cadence BanCorp*	727	19,716
Camden National Corp.	599	25,236
Capital City Bank Group, Inc.	441	10,117
Capstar Financial Holdings, Inc.*	248	5,151
Carolina Financial Corp.	184	6,836
Cathay General Bancorp	2,958	124,739
CBTX, Inc. (x)	84	2,491
CenterState Bank Corp.	2,060	53,004
Central Pacific Financial Corp.	1,102	32,873
Central Valley Community Bancorp	380	7,668
Century Bancorp, Inc., Class A	111	8,686
Chemical Financial Corp.	2,758	147,470
Chemung Financial Corp.	127	6,109
Citizens & Northern Corp.	484	11,616
Citizens Financial Group, Inc.	10,547	442,762
City Holding Co.	587	39,605
Civista Bancshares, Inc.	403	8,866
CNB Financial Corp.	591	15,508
CoBiz Financial, Inc.	1,340	26,787
Codorus Valley Bancorp, Inc.	347	9,553
Columbia Banking System, Inc.	2,518	109,382
Commerce Bancshares, Inc.	3,681	205,547
Commerce Union Bancshares, Inc. (x)	280	7,179
Community Bank System, Inc.	1,881	101,104
Community Bankers Trust Corp.*	863	7,033
Community Financial Corp. (The)	160	6,128
Community Trust Bancorp, Inc.	581	27,365
ConnectOne Bancorp, Inc.	841	21,656

See Notes to Financial Statements.

1419

EQ ADVISORS TRUST

MULTIMANAGER MID CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

	Number of Shares	Value (Note 1)

County Bancorp, Inc.	184	$5,476
Cullen/Frost Bankers, Inc.	2,203	208,514
Customers Bancorp, Inc.*	1,117	29,031
CVB Financial Corp.	3,975	93,651
DNB Financial Corp.	124	4,179
Eagle Bancorp, Inc.*	222	12,854
East West Bancorp, Inc.	19,053	1,158,993
Enterprise Bancorp, Inc.	380	12,939
Enterprise Financial Services Corp.	892	40,274
Equity Bancshares, Inc., Class A*	298	10,552
Evans Bancorp, Inc.	191	8,003
Farmers & Merchants Bancorp, Inc. (x)	354	14,443
Farmers Capital Bank Corp.	273	10,511
Farmers National Banc Corp.	1,063	15,679
FB Financial Corp.*	241	10,120
FCB Financial Holdings, Inc., Class A*	1,387	70,460
Fidelity Southern Corp.	875	19,075
Financial Institutions, Inc.	588	18,287
First Bancorp, Inc.	431	11,736
First Bancorp/NC	1,125	39,724
First Bancorp/PR*	7,577	38,643
First Bancshares, Inc. (The) (x)	424	14,501
First Busey Corp.	1,524	45,629
First Business Financial Services, Inc.	294	6,503
First Citizens BancShares, Inc., Class A	291	117,273
First Commonwealth Financial Corp.	3,838	54,960
First Community Bancshares, Inc.	607	17,439
First Connecticut Bancorp, Inc.	461	12,055
First Financial Bancorp	2,355	62,054
First Financial Bankshares, Inc. (x)	877	39,509
First Financial Corp.	404	18,321
First Financial Northwest, Inc.	322	4,994
First Foundation, Inc.*	741	13,738
First Guaranty Bancshares, Inc. (x)	164	4,100
First Hawaiian, Inc.	2,051	59,848
First Horizon National Corp.	87,556	1,750,243
First Internet Bancorp	299	11,407
First Interstate BancSystem, Inc., Class A	975	39,049
First Merchants Corp.	1,564	65,782
First Mid-Illinois Bancshares, Inc.	392	15,108
First Midwest Bancorp, Inc.	3,912	93,927
First Northwest Bancorp*	347	5,656
First of Long Island Corp. (The)	720	20,520
First Republic Bank	8,487	735,313
Flushing Financial Corp.	1,105	30,388
FNB Bancorp	213	7,772
FNB Corp.	12,563	173,621
Franklin Financial Network, Inc.*	351	11,969
Fulton Financial Corp.	6,651	119,053
German American Bancorp, Inc.	842	29,748
Glacier Bancorp, Inc.	2,528	99,578
Great Southern Bancorp, Inc.	423	21,848

Great Western Bancorp, Inc.	2,276	90,585
Green Bancorp, Inc.*	712	14,454
Guaranty Bancorp	704	19,466
Hancock Holding Co.	3,279	162,311
Hanmi Financial Corp.	1,243	37,725
HarborOne Bancorp, Inc.*	285	5,461
Heartland Financial USA, Inc.	958	51,397
Heritage Commerce Corp.	1,227	18,798
Heritage Financial Corp.	1,168	35,974
Hilltop Holdings, Inc.	2,811	71,203
Home BancShares, Inc.	1,209	28,109
HomeTrust Bancshares, Inc.*	667	17,175
Hope Bancorp, Inc.	4,980	90,885
Horizon Bancorp	836	23,241
Howard Bancorp, Inc.*	289	6,358
IBERIABANK Corp.	1,963	152,133
Independent Bank Corp.	1,874	92,234
Independent Bank Group, Inc.	701	47,388
International Bancshares Corp.	2,102	83,449
Investar Holding Corp.	231	5,567
Investors Bancorp, Inc.	10,130	140,604
Lakeland Bancorp, Inc.	1,743	33,553
Lakeland Financial Corp.	798	38,695
LCNB Corp.	343	7,014
LegacyTexas Financial Group, Inc.	1,093	46,136
Macatawa Bank Corp.	961	9,610
MainSource Financial Group, Inc.	926	33,623
MB Financial, Inc.	2,890	128,663
MBT Financial Corp.	667	7,070
Mercantile Bank Corp.	646	22,849
Metropolitan Bank Holding Corp.*	107	4,505
Middlefield Banc Corp.	108	5,206
Midland States Bancorp, Inc.	598	19,423
MidSouth Bancorp, Inc.	479	6,347
MidWestOne Financial Group, Inc.	410	13,747
MutualFirst Financial, Inc.	224	8,635
National Bank Holdings Corp., Class A	620	20,107
National Bankshares, Inc. (x)	278	12,635
National Commerce Corp.*	243	9,781
NBT Bancorp, Inc.	1,602	58,954
Nicolet Bankshares, Inc.*	340	18,612
Northeast Bancorp	267	6,181
Northrim BanCorp, Inc.	292	9,884
Norwood Financial Corp.	235	7,755
OFG Bancorp	1,781	16,741
Ohio Valley Banc Corp.	161	6,504
Old Line Bancshares, Inc.	276	8,125
Old National Bancorp	5,159	90,025
Old Point Financial Corp.	140	4,165
Old Second Bancorp, Inc.	1,210	16,517
Opus Bank*	231	6,306
Orrstown Financial Services, Inc.	277	6,994
Pacific Mercantile Bancorp*	650	5,688
Pacific Premier Bancorp, Inc.*	1,018	40,720
PacWest Bancorp	4,981	251,042
Paragon Commercial Corp.*	157	8,354
Park National Corp.	508	52,832

See Notes to Financial Statements.

1420

EQ ADVISORS TRUST

MULTIMANAGER MID CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

	Number of Shares	Value (Note 1)

Parke Bancorp, Inc. (x)	227	$4,665
Peapack Gladstone Financial Corp.	702	24,584
Penns Woods Bancorp, Inc.	181	8,431
Peoples Bancorp of North Carolina, Inc.	185	5,678
Peoples Bancorp, Inc.	657	21,431
Peoples Financial Services Corp.	272	12,670
People’s United Financial, Inc.	13,462	251,739
People’s Utah Bancorp	495	14,999
Pinnacle Financial Partners, Inc.	1,918	127,163
Popular, Inc.	17,650	626,398
Premier Financial Bancorp, Inc.	398	7,992
Prosperity Bancshares, Inc.	2,589	181,411
QCR Holdings, Inc.	472	20,225
RBB Bancorp	89	2,436
Renasant Corp.	1,705	69,717
Republic Bancorp, Inc., Class A	353	13,421
Republic First Bancorp, Inc. (x)*	1,577	13,326
S&T Bancorp, Inc.	1,310	52,151
Sandy Spring Bancorp, Inc.	934	36,445
Seacoast Banking Corp. of Florida*	1,677	42,277
Shore Bancshares, Inc.	538	8,985
Sierra Bancorp	477	12,669
Signature Bank*	868	119,142
Simmons First National Corp., Class A	1,579	90,161
SmartFinancial, Inc. (x)*	293	6,358
South State Corp.	1,307	113,905
Southern First Bancshares, Inc.*	268	11,055
Southern National Bancorp of Virginia, Inc.	788	12,632
Southside Bancshares, Inc.	1,090	36,711
State Bank Financial Corp.	1,475	44,014
Sterling Bancorp	8,288	203,885
Stock Yards Bancorp, Inc.	812	30,612
Summit Financial Group, Inc.	402	10,581
Sun Bancorp, Inc.	414	10,060
Sunshine Bancorp, Inc.*	256	5,873
SVB Financial Group*	3,447	805,804
Synovus Financial Corp.	4,659	223,352
TCF Financial Corp.	6,218	127,469
Texas Capital Bancshares, Inc.*	463	41,161
Tompkins Financial Corp.	545	44,336
Towne Bank	2,154	66,236
TriCo Bancshares	777	29,417
TriState Capital Holdings, Inc.*	684	15,732
Triumph Bancorp, Inc.*	680	21,420
Trustmark Corp.	2,571	81,912
Two River Bancorp	286	5,185
UMB Financial Corp.	1,757	126,363
Umpqua Holdings Corp.	8,660	180,128
Union Bankshares Corp.	1,705	61,670
United Bankshares, Inc.	3,876	134,691
United Community Banks, Inc.	2,734	76,935
United Security Bancshares	511	5,621
Unity Bancorp, Inc.	306	6,044
Univest Corp. of Pennsylvania	1,030	28,892
Valley National Bancorp	9,997	112,166
Veritex Holdings, Inc.*	405	11,174

Washington Trust Bancorp, Inc.	566	30,140
WashingtonFirst Bankshares, Inc.	382	13,087
Webster Financial Corp.	11,283	633,652
WesBanco, Inc.	1,609	65,406
West Bancorporation, Inc.	529	13,304
Westamerica Bancorporation (x)	1,002	59,669
Western Alliance Bancorp*	19,443	1,100,862
Wintrust Financial Corp.	2,169	178,661
Xenith Bankshares, Inc.*	207	7,003
Zions Bancorp	7,749	393,882

		20,825,554

Capital Markets (1.4%)
Actua Corp.*	1,155	18,018
Arlington Asset Investment Corp., Class A (x)	911	10,732
Associated Capital Group, Inc., Class A (x)	186	6,343
B. Riley Financial, Inc. (x)	838	15,168
BGC Partners, Inc., Class A	6,819	103,035
Cowen, Inc. (x)*	935	12,763
Donnelley Financial Solutions, Inc.*	117	2,280
E*TRADE Financial Corp.*	10,563	523,607
Federated Investors, Inc., Class B	2,691	97,091
GAIN Capital Holdings, Inc. (x)	1,405	14,050
GAMCO Investors, Inc., Class A	182	5,396
Greenhill & Co., Inc. (x)	922	17,979
Hamilton Lane, Inc., Class A	206	7,290
INTL. FCStone, Inc.*	584	24,838
Investment Technology Group, Inc.	1,126	21,676
Ladenburg Thalmann Financial Services, Inc.	3,590	11,344
Lazard Ltd., Class A	460	24,150
Legg Mason, Inc.	2,442	102,515
Medley Management, Inc., Class A	98	637
Moelis & Co., Class A	9,015	437,227
Morningstar, Inc.	36	3,491
Oppenheimer Holdings, Inc., Class A	356	9,541
Piper Jaffray Cos.	524	45,195
PJT Partners, Inc., Class A	720	32,832
Pzena Investment Management, Inc., Class A	91	971
Raymond James Financial, Inc.	9,466	845,313
Safeguard Scientifics, Inc.*	794	8,893
Stifel Financial Corp.	2,592	154,380
Virtus Investment Partners, Inc. (x)	231	26,577
Waddell & Reed Financial, Inc., Class A (x)	3,128	69,880

		2,653,212

Consumer Finance (0.4%)
Credit Acceptance Corp.*	39	12,616
Elevate Credit, Inc. (x)*	547	4,119
Encore Capital Group, Inc.*	926	38,985
Enova International, Inc.*	968	14,714
EZCORP, Inc., Class A*	1,888	23,034
FirstCash, Inc. (x)	1,465	98,814

See Notes to Financial Statements.

1421

EQ ADVISORS TRUST

MULTIMANAGER MID CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

	Number of Shares	Value (Note 1)

LendingClub Corp.*	1,131	$4,671
Navient Corp.	10,236	136,343
Nelnet, Inc., Class A	734	40,209
OneMain Holdings, Inc.*	2,479	64,429
PRA Group, Inc.*	725	24,070
Regional Management Corp.*	351	9,235
Santander Consumer USA Holdings, Inc.	5,765	107,344
SLM Corp.*	16,858	190,494
World Acceptance Corp.*	225	18,162

		787,239

Diversified Financial Services (0.2%)
Cannae Holdings, Inc.*	2,406	40,974
Marlin Business Services Corp.	243	5,443
On Deck Capital, Inc.*	1,881	10,797
Tiptree, Inc.	1,053	6,265
Voya Financial, Inc.	6,647	328,828

		392,307

Insurance (7.5%)
Alleghany Corp.*	582	346,924
Ambac Financial Group, Inc.*	1,787	28,556
American Equity Investment Life Holding Co.	3,334	102,454
American Financial Group, Inc.	2,764	300,005
American National Insurance Co.	287	36,808
AMERISAFE, Inc.	738	45,461
AmTrust Financial Services, Inc. (x)	3,372	33,956
Arch Capital Group Ltd.*	9,538	865,764
Argo Group International Holdings Ltd.	1,137	70,096
Arthur J Gallagher & Co	2,194	138,836
Aspen Insurance Holdings Ltd.	1,572	63,823
Assurant, Inc.	1,669	168,302
Assured Guaranty Ltd.	4,512	152,821
Atlas Financial Holdings, Inc.*	157	3,226
Axis Capital Holdings Ltd.	3,187	160,179
Baldwin & Lyons, Inc., Class B	335	8,023
Blue Capital Reinsurance Holdings Ltd.	270	3,254
Brighthouse Financial, Inc.*	6,140	360,050
Brown & Brown, Inc.	22,262	1,145,603
Citizens, Inc. (x)*	1,861	13,678
CNO Financial Group, Inc.	6,558	161,917
Crawford & Co., Class B	177	1,703
Donegal Group, Inc., Class A	397	6,868
eHealth, Inc.*	53	921
EMC Insurance Group, Inc.	361	10,357
Employers Holdings, Inc.	1,258	55,855
Enstar Group Ltd.*	2,114	424,386
Erie Indemnity Co., Class A	253	30,826
Everest Re Group Ltd.	1,592	352,246
FBL Financial Group, Inc., Class A	389	27,094
Federated National Holding Co.	498	8,252
First American Financial Corp.	4,215	236,209
FNF Group	14,982	587,894
Genworth Financial, Inc., Class A*	19,483	60,592

Global Indemnity Ltd.*	323	13,572
Greenlight Capital Re Ltd., Class A*	1,181	23,738
Hallmark Financial Services, Inc.*	470	4,902
Hanover Insurance Group, Inc. (The)	1,664	179,845
HCI Group, Inc.	146	4,365
Heritage Insurance Holdings, Inc. (x)	719	12,956
Horace Mann Educators Corp.	1,581	69,722
Independence Holding Co.	234	6,423
Infinity Property & Casualty Corp.	368	39,008
Investors Title Co.	14	2,777
James River Group Holdings Ltd.	947	37,889
Kemper Corp.	1,534	105,693
Kingstone Cos., Inc.	374	7,031
Maiden Holdings Ltd.	2,459	16,229
Markel Corp.*	89	101,383
MBIA, Inc. (x)*	3,442	25,195
Mercury General Corp.	1,062	56,753
National General Holdings Corp.	792	15,555
National Western Life Group, Inc., Class A	88	29,130
Navigators Group, Inc. (The)	11,167	543,833
NI Holdings, Inc.*	431	7,318
Old Republic International Corp.	9,556	204,307
ProAssurance Corp.	2,050	117,158
Reinsurance Group of America, Inc.	7,577	1,181,482
RenaissanceRe Holdings Ltd.	6,544	821,861
RLI Corp.	256	15,529
Safety Insurance Group, Inc.	554	44,542
Selective Insurance Group, Inc.	2,236	131,253
State Auto Financial Corp.	665	19,365
Stewart Information Services Corp.	787	33,290
Third Point Reinsurance Ltd.*	1,666	24,407
Torchmark Corp.	4,525	410,463
United Fire Group, Inc.	847	38,606
United Insurance Holdings Corp.	137	2,363
Universal Insurance Holdings, Inc.	321	8,779
Validus Holdings Ltd.	23,354	1,095,770
White Mountains Insurance Group Ltd.	139	118,328
Willis Towers Watson plc	11,897	1,792,758
WMIH Corp.*	8,048	6,834
WR Berkley Corp.	3,730	267,255
XL Group Ltd.	18,528	651,444

		14,302,050

Mortgage Real Estate Investment Trusts (REITs) (0.9%)
AG Mortgage Investment Trust, Inc. (REIT)	1,090	20,721
AGNC Investment Corp. (REIT)	15,281	308,522
Anworth Mortgage Asset Corp. (REIT)	3,645	19,829
Apollo Commercial Real Estate Finance, Inc. (REIT) (x)	4,183	77,176
Ares Commercial Real Estate Corp. (REIT)	1,141	14,719

See Notes to Financial Statements.

1422

EQ ADVISORS TRUST

MULTIMANAGER MID CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

	Number of Shares	Value (Note 1)

ARMOUR Residential REIT, Inc. (REIT) (x)	1,555	$39,995
Capstead Mortgage Corp. (REIT)	3,499	30,266
Cherry Hill Mortgage Investment Corp. (REIT)	506	9,103
Chimera Investment Corp. (REIT)	7,318	135,237
CYS Investments, Inc. (REIT)	5,893	47,321
Dynex Capital, Inc. (REIT)	1,836	12,870
Ellington Residential Mortgage REIT (REIT) (x)	429	5,165
Granite Point Mortgage Trust, Inc. (REIT) (x)	1,715	30,424
Great Ajax Corp. (REIT)	624	8,624
Hannon Armstrong Sustainable Infrastructure Capital, Inc. (REIT)	1,966	47,302
Invesco Mortgage Capital, Inc. (REIT)	4,268	76,098
KKR Real Estate Finance Trust, Inc. (REIT) (x)	471	9,425
Ladder Capital Corp. (REIT)	3,045	41,503
MFA Financial, Inc. (REIT)	15,386	121,857
MTGE Investment Corp. (REIT)	1,797	33,245
New Residential Investment Corp. (REIT)	12,011	214,756
New York Mortgage Trust, Inc. (REIT) (x)	4,421	27,278
Orchid Island Capital, Inc. (REIT) (x)	1,715	15,915
Owens Realty Mortgage, Inc. (REIT)	371	5,941
PennyMac Mortgage Investment Trust (REIT)‡	2,611	41,958
Redwood Trust, Inc. (REIT)	3,055	45,275
Resource Capital Corp. (REIT)	1,135	10,635
Starwood Property Trust, Inc. (REIT)	10,056	214,696
Sutherland Asset Management Corp. (REIT)	750	11,363
TPG RE Finance Trust, Inc. (REIT)	424	8,077
Two Harbors Investment Corp. (REIT)	6,660	108,292
Western Asset Mortgage Capital Corp. (REIT)	1,674	16,656

		1,810,244

Thrifts & Mortgage Finance (1.4%)
Bank Mutual Corp.	1,683	17,924
BankFinancial Corp.	613	9,403
Bear State Financial, Inc.	832	8,511
Beneficial Bancorp, Inc.	2,751	45,254
BofI Holding, Inc. (x)*	1,317	39,378
Capitol Federal Financial, Inc.	4,925	66,044
Charter Financial Corp.	412	7,226
Clifton Bancorp, Inc.	735	12,569
Dime Community Bancshares, Inc.	1,279	26,795
Entegra Financial Corp.*	218	6,377
ESSA Bancorp, Inc.	305	4,779

Federal Agricultural Mortgage Corp., Class C	349	27,306
First Defiance Financial Corp.	403	20,944
Flagstar Bancorp, Inc.*	817	30,572
Hingham Institution for Savings	28	5,796
Home Bancorp, Inc.	218	9,422
HomeStreet, Inc.*	1,043	30,195
Impac Mortgage Holdings, Inc. (x)*	406	4,125
Kearny Financial Corp.	3,197	46,197
Malvern Bancorp, Inc.*	267	6,995
Merchants Bancorp	199	3,916
Meridian Bancorp, Inc.	1,556	32,054
Meta Financial Group, Inc.	314	29,092
MGIC Investment Corp.*	14,436	203,692
Nationstar Mortgage Holdings, Inc.*	51,692	956,302
New York Community Bancorp, Inc.	18,645	242,758
NMI Holdings, Inc., Class A*	1,873	31,841
Northfield Bancorp, Inc.	1,542	26,337
Northwest Bancshares, Inc.	3,625	60,646
OceanFirst Financial Corp.	1,218	31,973
Oconee Federal Financial Corp.	68	1,952
Ocwen Financial Corp. (x)*	3,896	12,194
Oritani Financial Corp.	1,553	25,469
PCSB Financial Corp.*	754	14,364
PennyMac Financial Services, Inc., Class A*‡	302	6,750
PHH Corp.*	1,237	12,741
Provident Bancorp, Inc.*	168	4,444
Provident Financial Holdings, Inc.	268	4,931
Provident Financial Services, Inc.	2,329	62,813
Prudential Bancorp, Inc.	329	5,790
Radian Group, Inc.	8,442	173,990
Riverview Bancorp, Inc.	767	6,650
SI Financial Group, Inc.	433	6,365
Southern Missouri Bancorp, Inc.	254	9,548
Territorial Bancorp, Inc.	294	9,076
TFS Financial Corp.	2,086	31,165
Timberland Bancorp, Inc.	257	6,823
TrustCo Bank Corp.	3,546	32,623
United Community Financial Corp.	1,959	17,886
United Financial Bancorp, Inc.	2,004	35,351
Walker & Dunlop, Inc.*	172	8,170
Washington Federal, Inc.	3,425	117,306
Waterstone Financial, Inc.	886	15,106
Western New England Bancorp, Inc.	1,047	11,412
WSFS Financial Corp.	881	42,156

		2,719,498

Total Financials		43,490,104

Health Care (6.5%)
Biotechnology (0.8%)
Abeona Therapeutics, Inc. (x)*	1,099	17,419
Acceleron Pharma, Inc.*	230	9,761
Achillion Pharmaceuticals, Inc.*	4,379	12,612
Acorda Therapeutics, Inc.*	1,420	30,459

See Notes to Financial Statements.

1423

EQ ADVISORS TRUST

MULTIMANAGER MID CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

	Number of Shares	Value (Note 1)

Adamas Pharmaceuticals, Inc. (x)*	278	$9,421
Agenus, Inc. (x)*	267	870
Agios Pharmaceuticals, Inc. (x)*	131	7,489
Alder Biopharmaceuticals, Inc.*	2,059	23,576
Alnylam Pharmaceuticals, Inc.*	443	56,283
AMAG Pharmaceuticals, Inc.*	1,368	18,126
Apellis Pharmaceuticals, Inc. (x)*	187	4,058
Ardelyx, Inc.*	1,245	8,217
Array BioPharma, Inc.*	870	11,136
Atara Biotherapeutics, Inc. (x)*	1,041	18,842
Athenex, Inc. (x)*	111	1,765
Audentes Therapeutics, Inc.*	77	2,406
Bellicum Pharmaceuticals, Inc.*	320	2,691
BioCryst Pharmaceuticals, Inc. (x)*	613	3,010
Biohaven Pharmaceutical Holding Co. Ltd.*	34	917
BioTime, Inc.*	3,160	6,794
Bluebird Bio, Inc.*	1,153	205,349
Calyxt, Inc. (x)*	73	1,608
Cara Therapeutics, Inc. (x)*	152	1,860
Cascadian Therapeutics, Inc.*	1,325	4,903
Celldex Therapeutics, Inc.*	5,435	15,435
Chimerix, Inc.*	2,036	9,427
Concert Pharmaceuticals, Inc.*	443	11,460
Corvus Pharmaceuticals, Inc. (x)*	357	3,699
Deciphera Pharmaceuticals, Inc.*	145	3,287
Dynavax Technologies Corp. (x)*	2,216	41,439
Editas Medicine, Inc. (x)*	402	12,353
Emergent BioSolutions, Inc.*	685	31,832
Enanta Pharmaceuticals, Inc.*	614	36,030
Epizyme, Inc. (x)*	417	5,233
Fate Therapeutics, Inc.*	1,112	6,794
Five Prime Therapeutics, Inc.*	1,074	23,542
G1 Therapeutics, Inc.*	72	1,428
Heron Therapeutics, Inc. (x)*	258	4,670
Idera Pharmaceuticals, Inc.*	332	701
Immune Design Corp.*	1,234	4,813
Immunomedics, Inc. (x)*	2,471	39,931
Insmed, Inc.*	413	12,877
Intellia Therapeutics, Inc. (x)*	587	11,282
Intrexon Corp. (x)*	613	7,062
Iovance Biotherapeutics, Inc.*	2,282	18,256
Juno Therapeutics, Inc.*	2,677	122,366
Karyopharm Therapeutics, Inc.*	1,105	10,608
Kindred Biosciences, Inc.*	998	9,431
MacroGenics, Inc.*	990	18,810
MediciNova, Inc. (x)*	348	2,252
Merrimack Pharmaceuticals, Inc. (x)	219	2,245
Minerva Neurosciences, Inc.*	254	1,537
Momenta Pharmaceuticals, Inc.*	2,194	30,606
Myriad Genetics, Inc.*	2,542	87,305
NantKwest, Inc. (x)*	1,240	5,568
Novavax, Inc. (x)*	7,149	8,865
Novelion Therapeutics, Inc.*	583	1,819
Nymox Pharmaceutical Corp.*	664	2,191
OPKO Health, Inc. (x)*	11,693	57,296
Otonomy, Inc.*	1,131	6,277
PDL BioPharma, Inc.*	5,654	15,492
Portola Pharmaceuticals, Inc.*	163	7,935

Protagonist Therapeutics, Inc.*	211	4,389
Prothena Corp. plc*	330	12,372
PTC Therapeutics, Inc.*	354	5,905
Recro Pharma, Inc. (x)*	476	4,403
REGENXBIO, Inc.*	801	26,633
Retrophin, Inc.*	1,522	32,069
Rhythm Pharmaceuticals, Inc.*	89	2,586
Sarepta Therapeutics, Inc. (x)*	558	31,047
Spectrum Pharmaceuticals, Inc. (x)*	3,369	63,843
Stemline Therapeutics, Inc.*	683	10,655
Syndax Pharmaceuticals, Inc.*	7	61
Trevena, Inc.*	2,066	3,306
United Therapeutics Corp.*	1,681	248,704
Voyager Therapeutics, Inc.*	592	9,827

		1,607,526

Health Care Equipment & Supplies (2.4%)
Analogic Corp.	475	39,781
AngioDynamics, Inc.*	1,410	23,448
Anika Therapeutics, Inc.*	87	4,690
Boston Scientific Corp.*	39,037	967,726
Cerus Corp.*	663	2,241
ConforMIS, Inc. (x)*	1,017	2,420
CONMED Corp.	1,086	55,353
Cooper Cos., Inc. (The)	2,093	456,023
CryoLife, Inc.*	396	7,583
Exactech, Inc.*	403	19,928
Haemonetics Corp.*	376	21,838
Halyard Health, Inc.*	1,798	83,032
Hill-Rom Holdings, Inc.	7,294	614,811
ICU Medical, Inc.*	176	38,016
Integer Holdings Corp.*	1,197	54,224
Invacare Corp.	1,196	20,153
Lantheus Holdings, Inc.*	57	1,166
LivaNova plc*	1,886	150,729
Meridian Bioscience, Inc.	150	2,100
Obalon Therapeutics, Inc. (x)*	225	1,487
OraSure Technologies, Inc.*	165	3,112
Orthofix International NV*	5,905	323,004
Quotient Ltd. (x)*	366	1,812
Rockwell Medical, Inc. (x)*	256	1,490
RTI Surgical, Inc.*	495	2,030
Sientra, Inc. (x)*	543	7,635
STERIS plc	8,687	759,851
Teleflex, Inc.	1,475	367,010
Utah Medical Products, Inc.	34	2,768
West Pharmaceutical Services, Inc.	5,977	589,751

		4,625,212

Health Care Providers & Services (1.5%)
AAC Holdings, Inc.*	493	4,437
Acadia Healthcare Co., Inc.*	3,065	100,011
Aceto Corp.	1,228	12,685
Almost Family, Inc.*	366	20,258
BioScrip, Inc.*	4,096	11,919
Brookdale Senior Living, Inc.*	7,141	69,268
Community Health Systems, Inc. (x)*	3,740	15,932
Cross Country Healthcare, Inc.*	780	9,953
Diplomat Pharmacy, Inc.*	1,888	37,892

See Notes to Financial Statements.

1424

EQ ADVISORS TRUST

MULTIMANAGER MID CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

	Number of Shares	Value (Note 1)

Ensign Group, Inc. (The)	757	$16,805
Envision Healthcare Corp.*	4,683	161,844
HealthSouth Corp.	10,206	504,279
Kindred Healthcare, Inc.	3,232	31,350
LHC Group, Inc.*	46	2,818
LifePoint Health, Inc.*	18,276	910,146
Magellan Health, Inc.*	252	24,331
MEDNAX, Inc.*	3,564	190,460
Molina Healthcare, Inc.*	5,677	435,312
National HealthCare Corp.	424	25,839
National Research Corp., Class A	25	933
Owens & Minor, Inc.	2,339	44,160
Patterson Cos., Inc.	2,909	105,102
PetIQ, Inc.*	74	1,616
Premier, Inc., Class A*	1,565	45,682
Providence Service Corp. (The)*	85	5,044
R1 RCM, Inc.*	606	2,672
Tivity Health, Inc.*	469	17,142
Triple-S Management Corp., Class B*	685	17,022
WellCare Health Plans, Inc.*	137	27,552

		2,852,464

Health Care Technology (0.1%)
Allscripts Healthcare Solutions, Inc.*	7,007	101,952
Computer Programs & Systems, Inc. (x)	227	6,821
Evolent Health, Inc., Class A (x)*	1,759	21,636
HMS Holdings Corp.*	464	7,865
NantHealth, Inc. (x)*	660	2,013
Quality Systems, Inc.*	786	10,674

		150,961

Life Sciences Tools & Services (1.5%)
Accelerate Diagnostics, Inc. (x)*	87	2,279
Bio-Rad Laboratories, Inc., Class A*	821	195,948
Bio-Techne Corp.	3,070	397,719
Bruker Corp.	2,520	86,486
Charles River Laboratories International, Inc.*	6,338	693,694
Enzo Biochem, Inc.*	171	1,394
ICON plc*	3,085	345,983
Luminex Corp.	893	17,592
Medpace Holdings, Inc.*	257	9,319
NanoString Technologies, Inc.*	549	4,101
PerkinElmer, Inc.	11,660	852,579
QIAGEN NV*	5,911	182,827

		2,789,921

Pharmaceuticals (0.2%)
Akcea Therapeutics, Inc. (x)*	142	2,465
Akorn, Inc.*	198	6,382
Aratana Therapeutics, Inc.*	130	684
Clearside Biomedical, Inc. (x)*	337	2,359
Collegium Pharmaceutical, Inc. (x)*	869	16,042
Dermira, Inc.*	277	7,703
Dova Pharmaceuticals, Inc. (x)*	70	2,016
Endo International plc*	8,862	68,681
Horizon Pharma plc*	6,307	92,081

Impax Laboratories, Inc.*	2,910	48,452
Intra-Cellular Therapies, Inc.*	1,632	23,631
Kala Pharmaceuticals, Inc. (x)*	73	1,350
Lannett Co., Inc. (x)*	1,098	25,474
Mallinckrodt plc*	3,688	83,200
Medicines Co. (The) (x)*	201	5,495
Melinta Therapeutics, Inc.*	356	5,625
MyoKardia, Inc.*	66	2,779
Phibro Animal Health Corp., Class A	67	2,245
Sienna Biopharmaceuticals, Inc.*	79	1,434
Sucampo Pharmaceuticals, Inc., Class A*	105	1,885
Tetraphase Pharmaceuticals, Inc.*	1,986	12,512
Zogenix, Inc.*	324	12,976

		425,471

Total Health Care		12,451,555

Industrials (13.7%)
Aerospace & Defense (0.9%)
AAR Corp.	1,232	48,405
Aerovironment, Inc.*	822	46,164
Cubic Corp.	1,002	59,068
Curtiss-Wright Corp.	432	52,639
Ducommun, Inc.*	431	12,262
Engility Holdings, Inc.*	736	20,880
Esterline Technologies Corp.*	1,010	75,447
Hexcel Corp.	1,171	72,426
Huntington Ingalls Industries, Inc.	285	67,175
KeyW Holding Corp. (The) (x)*	1,858	10,906
KLX, Inc.*	2,003	136,705
Kratos Defense & Security Solutions, Inc. (x)*	2,018	21,371
Mercury Systems, Inc.*	156	8,011
Moog, Inc., Class A*	1,112	96,577
National Presto Industries, Inc. (x)	167	16,608
Orbital ATK, Inc.	2,246	295,349
Sparton Corp.*	341	7,863
Spirit AeroSystems Holdings, Inc., Class A	4,525	394,807
Teledyne Technologies, Inc.*	1,364	247,089
Triumph Group, Inc. (x)	1,897	51,598
Vectrus, Inc.*	344	10,612

		1,751,962

Air Freight & Logistics (1.5%)
Atlas Air Worldwide Holdings, Inc.*	896	52,550
Echo Global Logistics, Inc.*	1,045	29,260
Hub Group, Inc., Class A (x)*	27,400	1,312,460
Park-Ohio Holdings Corp.	349	16,037
XPO Logistics, Inc.*	13,456	1,232,435

		2,642,742

Airlines (0.9%)
Alaska Air Group, Inc.	7,564	556,030
Allegiant Travel Co.	3,785	585,728
Copa Holdings SA, Class A	1,130	151,488
Hawaiian Holdings, Inc.	207	8,249
JetBlue Airways Corp.*	12,500	279,250

See Notes to Financial Statements.

1425

EQ ADVISORS TRUST

MULTIMANAGER MID CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

	Number of Shares	Value (Note 1)

SkyWest, Inc.	1,966	$104,395
Spirit Airlines, Inc.*	2,705	121,319

		1,806,459

Building Products (0.4%)
Armstrong Flooring, Inc.*	906	15,330
Caesarstone Ltd.*	347	7,634
CSW Industrials, Inc.*	315	14,474
Fortune Brands Home & Security, Inc.	418	28,608
Gibraltar Industries, Inc.*	1,257	41,481
Griffon Corp.	131	2,666
Insteel Industries, Inc.	78	2,209
Lennox International, Inc.	104	21,659
Owens Corning	4,345	399,479
Quanex Building Products Corp.	1,277	29,882
Simpson Manufacturing Co., Inc.	1,357	77,905
Universal Forest Products, Inc.	279	10,496
USG Corp.*	3,309	127,595

		779,418

Commercial Services & Supplies (0.3%)
ABM Industries, Inc.	1,048	39,531
ACCO Brands Corp.*	4,163	50,789
ARC Document Solutions, Inc.*	1,436	3,662
Brady Corp., Class A	407	15,425
Casella Waste Systems, Inc., Class A*	1,212	27,900
CECO Environmental Corp.	1,134	5,817
Clean Harbors, Inc.*	616	33,387
Ennis, Inc.	954	19,796
Essendant, Inc.	1,488	13,794
Heritage-Crystal Clean, Inc.*	224	4,872
Herman Miller, Inc.	373	14,939
InnerWorkings, Inc.*	54	542
Interface, Inc.	217	5,458
Kimball International, Inc., Class B	262	4,892
Knoll, Inc.	133	3,064
LSC Communications, Inc.	1,294	19,604
McGrath RentCorp	864	40,591
Mobile Mini, Inc.	1,685	58,133
NL Industries, Inc.*	371	5,287
Pitney Bowes, Inc.	7,255	81,110
Quad/Graphics, Inc.	525	11,865
RR Donnelley & Sons Co.	1,981	18,423
SP Plus Corp.*	453	16,806
Steelcase, Inc., Class A	677	10,290
Team, Inc. (x)*	668	9,953
Tetra Tech, Inc.	170	8,186
UniFirst Corp.	592	97,620
Viad Corp.	325	18,005
VSE Corp.	342	16,563

		656,304

Construction & Engineering (1.5%)
AECOM*	20,505	761,761
Aegion Corp.*	1,220	31,025
Ameresco, Inc., Class A*	628	5,401
Chicago Bridge & Iron Co. NV (x)	3,913	63,156
EMCOR Group, Inc.	556	45,453

Fluor Corp.	5,473	282,680
Granite Construction, Inc.	340	21,566
Great Lakes Dredge & Dock Corp.*	1,932	10,433
IES Holdings, Inc.*	354	6,107
Jacobs Engineering Group, Inc.	14,827	977,988
KBR, Inc.	4,860	96,374
Layne Christensen Co.*	773	9,701
MYR Group, Inc.*	366	13,077
Northwest Pipe Co. (x)*	354	6,776
NV5 Global, Inc.*	65	3,520
Orion Group Holdings, Inc.*	553	4,330
Quanta Services, Inc.*	4,320	168,955
Sterling Construction Co., Inc.*	773	12,584
Tutor Perini Corp.*	1,251	31,713
Valmont Industries, Inc.	864	143,294

		2,695,894

Electrical Equipment (0.5%)
Babcock & Wilcox Enterprises, Inc. (x)*	1,979	11,241
Encore Wire Corp.	797	38,774
General Cable Corp.	88	2,605
Hubbell, Inc.	4,566	617,962
LSI Industries, Inc.	960	6,605
Powell Industries, Inc.	345	9,884
Preformed Line Products Co.	127	9,023
Regal Beloit Corp.	1,742	133,437
Revolution Lighting Technologies, Inc. (x)*	397	1,306
Sensata Technologies Holding NV (x)*	3,269	167,079
Sunrun, Inc. (x)*	3,331	19,653
Thermon Group Holdings, Inc.*	1,228	29,067
Vicor Corp.*	86	1,797
Vivint Solar, Inc. (x)*	1,022	4,139

		1,052,572

Industrial Conglomerates (0.1%)
Carlisle Cos., Inc.	2,371	269,464

Machinery (3.8%)
Actuant Corp., Class A	1,165	29,475
AGCO Corp.	2,607	186,218
Alamo Group, Inc.	60	6,772
Albany International Corp., Class A	256	15,731
American Railcar Industries, Inc. (x)	306	12,742
Astec Industries, Inc.	412	24,102
Barnes Group, Inc.	1,684	106,547
Blue Bird Corp.*	113	2,249
Briggs & Stratton Corp.	1,595	40,465
Chart Industries, Inc.*	1,217	57,029
CIRCOR International, Inc.	322	15,675
Colfax Corp.*	22,259	881,901
Columbus McKinnon Corp.	868	34,703
Crane Co.	6,123	546,294
DMC Global, Inc.	536	13,427
Donaldson Co., Inc.	380	18,601
Eastern Co. (The)	221	5,779
ESCO Technologies, Inc.	1,011	60,913

See Notes to Financial Statements.

1426

EQ ADVISORS TRUST

MULTIMANAGER MID CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

	Number of Shares	Value (Note 1)

ExOne Co. (The) (x)*	34	$286
Federal Signal Corp.	1,780	35,760
Flowserve Corp.	5,099	214,821
Franklin Electric Co., Inc.	107	4,911
FreightCar America, Inc.	444	7,584
Gencor Industries, Inc.*	304	5,031
Global Brass & Copper Holdings, Inc.	48	1,589
Gorman-Rupp Co. (The)	676	21,098
Graham Corp.	362	7,577
Greenbrier Cos., Inc. (The) (x)	1,056	56,285
Hardinge, Inc.	501	8,727
Hurco Cos., Inc.	234	9,875
Hyster-Yale Materials Handling, Inc.	70	5,961
IDEX Corp.	206	27,186
ITT, Inc.	3,477	185,567
LB Foster Co., Class A*	308	8,362
Manitowoc Co., Inc. (The)*	1,264	49,726
Meritor, Inc.*	3,251	76,268
Milacron Holdings Corp.*	256	4,900
Miller Industries, Inc.	376	9,701
Mueller Water Products, Inc., Class A	2,393	29,984
Navistar International Corp.*	1,820	78,042
Oshkosh Corp.	2,918	265,217
Parker-Hannifin Corp.	1,828	364,832
Rexnord Corp.*	4,010	104,340
Snap-on, Inc.	1,917	334,133
Spartan Motors, Inc.	559	8,804
SPX FLOW, Inc.*	12,873	612,111
Standex International Corp.	101	10,287
Tennant Co.	26	1,889
Terex Corp.	3,007	144,998
Timken Co. (The)	14,684	721,718
Titan International, Inc.	1,909	24,588
TriMas Corp.*	1,819	48,658
Trinity Industries, Inc.	5,868	219,815
Twin Disc, Inc.*	328	8,715
Wabash National Corp. (x)	1,613	35,002
WABCO Holdings, Inc.*	3,027	434,375
Wabtec Corp. (x)	6,739	548,757
Watts Water Technologies, Inc., Class A	458	34,785
Xylem, Inc.	3,367	229,629

		7,060,517

Marine (0.7%)
Costamare, Inc.	1,954	11,275
Eagle Bulk Shipping, Inc.*	1,526	6,836
Genco Shipping & Trading Ltd.*	274	3,650
Kirby Corp.*	18,927	1,264,324
Matson, Inc.	879	26,229
Navios Maritime Holdings, Inc.*	3,321	3,985
Safe Bulkers, Inc.*	1,827	5,901
Scorpio Bulkers, Inc.	2,178	16,117

		1,338,317

Professional Services (0.7%)
Acacia Research Corp.*	1,788	7,241
CBIZ, Inc.*	1,988	30,715
Cogint, Inc. (x)*	659	2,900

CRA International, Inc.	319	14,339
Dun & Bradstreet Corp. (The)	871	103,135
Franklin Covey Co.*	119	2,469
FTI Consulting, Inc.*	1,457	62,593
GP Strategies Corp.*	30	696
Heidrick & Struggles International, Inc.	700	17,185
Hill International, Inc.*	115	627
Huron Consulting Group, Inc.*	859	34,747
ICF International, Inc.*	712	37,380
Kelly Services, Inc., Class A	1,170	31,906
Korn/Ferry International	2,039	84,374
ManpowerGroup, Inc.	2,623	330,786
Mistras Group, Inc.*	647	15,185
Navigant Consulting, Inc.*	1,737	33,715
Resources Connection, Inc.	1,142	17,644
Robert Half International, Inc.	9,412	522,741
RPX Corp.	1,783	23,964
TrueBlue, Inc.*	1,499	41,223

		1,415,565

Road & Rail (1.3%)
AMERCO	194	73,315
ArcBest Corp.	870	31,103
Avis Budget Group, Inc.*	14,100	618,708
Covenant Transportation Group, Inc., Class A*	454	13,043
Genesee & Wyoming, Inc., Class A*	9,767	768,955
Heartland Express, Inc.	121	2,824
Hertz Global Holdings, Inc. (x)*	2,171	47,979
Marten Transport Ltd.	1,526	30,978
Old Dominion Freight Line, Inc.	5,011	659,197
Roadrunner Transportation Systems, Inc.*	1,167	8,998
Ryder System, Inc.	2,055	172,969
Saia, Inc.*	567	40,115
Schneider National, Inc., Class B	117	3,342
Universal Logistics Holdings, Inc.	137	3,254
Werner Enterprises, Inc.	1,886	72,894
YRC Worldwide, Inc.*	982	14,121

		2,561,795

Trading Companies & Distributors (1.0%)
Air Lease Corp.	3,541	170,287
Aircastle Ltd.	17,303	404,717
Beacon Roofing Supply, Inc.*	10,964	699,065
BMC Stock Holdings, Inc.*	2,387	60,391
CAI International, Inc.*	344	9,742
DXP Enterprises, Inc.*	146	4,317
Foundation Building Materials, Inc.*	358	5,295
GATX Corp.	1,492	92,743
Huttig Building Products, Inc. (x)*	359	2,387
Kaman Corp.	982	57,781
Lawson Products, Inc.*	56	1,386
MRC Global, Inc.*	3,437	58,154
MSC Industrial Direct Co., Inc., Class A	1,012	97,820
Nexeo Solutions, Inc.*	1,028	9,355
NOW, Inc.*	4,113	45,366

See Notes to Financial Statements.

1427

EQ ADVISORS TRUST

MULTIMANAGER MID CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

	Number of Shares	Value (Note 1)

Rush Enterprises, Inc., Class A*	606	$30,791
Rush Enterprises, Inc., Class B*	111	5,351
Textainer Group Holdings Ltd.*	1,054	22,661
Titan Machinery, Inc.*	775	16,407
Triton International Ltd.*	1,822	68,234
Veritiv Corp.*	478	13,814
WESCO International, Inc.*	1,813	123,556
Willis Lease Finance Corp.*	103	2,572

		2,002,192

Transportation Infrastructure (0.1%)
Macquarie Infrastructure Corp.	3,113	199,855
Wesco Aircraft Holdings, Inc.*	2,126	15,732

		215,587

Total Industrials		26,248,788

Information Technology (10.2%)
Communications Equipment (1.5%)
Acacia Communications, Inc. (x)*	71	2,572
ADTRAN, Inc.	1,926	37,268
ARRIS International plc*	14,940	383,809
Calix, Inc.*	1,675	9,966
CommScope Holding Co., Inc.*	20,086	759,853
Comtech Telecommunications Corp.	855	18,913
Digi International, Inc.*	963	9,197
EchoStar Corp., Class A*	1,849	110,755
EMCORE Corp.*	635	4,096
Finisar Corp. (x)*	2,422	49,288
Harmonic, Inc.*	3,312	13,910
Infinera Corp.*	5,594	35,410
Juniper Networks, Inc.	36,294	1,034,379
KVH Industries, Inc.*	691	7,152
NETGEAR, Inc.*	1,202	70,618
NetScout Systems, Inc.*	3,252	99,023
Oclaro, Inc.*	769	5,183
Ribbon Communications, Inc.*	1,848	14,285
ViaSat, Inc. (x)*	1,954	146,257
Viavi Solutions, Inc.*	5,522	48,262

		2,860,196

Electronic Equipment, Instruments & Components (3.3%)
Amphenol Corp., Class A	5,189	455,594
Anixter International, Inc.*	1,119	85,044
Arrow Electronics, Inc.*	3,465	278,621
Avnet, Inc.	17,040	675,125
AVX Corp.	1,775	30,708
Bel Fuse, Inc., Class B	301	7,578
Belden, Inc.	13,555	1,046,039
Benchmark Electronics, Inc.*	1,918	55,814
Control4 Corp.*	104	3,095
CTS Corp.	1,289	33,192
Daktronics, Inc.	628	5,734
Dolby Laboratories, Inc., Class A	2,146	133,052
Electro Scientific Industries, Inc.*	1,252	26,830
FARO Technologies, Inc.*	473	22,231
Fitbit, Inc., Class A*	7,471	42,659
FLIR Systems, Inc.	23,289	1,085,732
II-VI, Inc.*	1,669	78,360
Insight Enterprises, Inc.*	863	33,044
Jabil, Inc.	6,737	176,846

Keysight Technologies, Inc.*	19,445	808,912
Kimball Electronics, Inc.*	1,000	18,250
Knowles Corp.*	3,380	49,551
Maxwell Technologies, Inc. (x)*	1,457	8,392
MTS Systems Corp.	665	35,711
National Instruments Corp.	898	37,384
Park Electrochemical Corp.	749	14,718
PC Connection, Inc.	467	12,240
PCM, Inc.*	238	2,356
Plexus Corp.*	1,298	78,815
Radisys Corp. (x)*	1,214	1,220
Sanmina Corp.*	9,624	317,592
ScanSource, Inc.*	978	35,012
SYNNEX Corp.	898	122,083
Systemax, Inc.	92	3,061
Tech Data Corp.*	1,259	123,344
Trimble, Inc.*	2,038	82,824
TTM Technologies, Inc.*	2,790	43,719
VeriFone Systems, Inc.*	3,943	69,831
Vishay Intertechnology, Inc.	5,222	108,357
Vishay Precision Group, Inc.*	426	10,714

		6,259,384

Internet Software & Services (0.2%)
Bazaarvoice, Inc.*	3,296	17,963
Blucora, Inc.*	1,308	28,907
Cars.com, Inc.*	2,790	80,464
DHI Group, Inc.*	1,997	3,794
Leaf Group Ltd.*	446	4,415
Limelight Networks, Inc.*	1,625	7,166
Liquidity Services, Inc.*	1,121	5,437
LogMeIn, Inc.	756	86,562
Meet Group, Inc. (The)*	2,370	6,683
QuinStreet, Inc.*	1,341	11,238
SendGrid, Inc.*	123	2,948
TechTarget, Inc.*	466	6,487
XO Group, Inc.*	265	4,892
Zillow Group, Inc., Class A*	625	25,463
Zillow Group, Inc., Class C*	1,331	54,464

		346,883

IT Services (3.2%)
Acxiom Corp.*	21,352	588,461
Amdocs Ltd.	9,831	643,734
Booz Allen Hamilton Holding Corp.	17,847	680,506
Broadridge Financial Solutions, Inc.	3,216	291,305
CACI International, Inc., Class A*	947	125,335
Conduent, Inc.*	44,174	713,852
Convergys Corp.	3,634	85,399
CoreLogic, Inc.*	1,341	61,968
CSG Systems International, Inc.	218	9,553
DST Systems, Inc.	2,089	129,664
EVERTEC, Inc.	430	5,870
Fidelity National Information Services, Inc.	6,316	594,272
Information Services Group, Inc.*	621	2,590
Leidos Holdings, Inc.	5,568	359,526
ManTech International Corp., Class A	1,004	50,391

See Notes to Financial Statements.

1428

EQ ADVISORS TRUST

MULTIMANAGER MID CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

	Number of Shares	Value (Note 1)

MoneyGram International, Inc.*	975	$12,851
Perficient, Inc.*	1,265	24,124
Presidio, Inc.*	283	5,425
Sabre Corp.	1,809	37,085
ServiceSource International, Inc.*	1,159	3,581
Switch, Inc., Class A	312	5,675
Sykes Enterprises, Inc.*	1,417	44,565
Teradata Corp. (x)*	4,720	181,531
Total System Services, Inc.	4,924	389,439
Travelport Worldwide Ltd.	3,823	49,967
Unisys Corp. (x)*	655	5,338
Vantiv, Inc., Class A*	13,259	975,198
Virtusa Corp.*	277	12,210
WEX, Inc.*	316	44,629

		6,134,044

Semiconductors & Semiconductor Equipment (1.3%)
Alpha & Omega Semiconductor Ltd.*	730	11,943
Ambarella, Inc. (x)*	713	41,889
Amkor Technology, Inc.*	3,765	37,838
AXT, Inc.*	1,532	13,328
Cohu, Inc.	925	20,304
Cree, Inc.*	3,797	141,021
CyberOptics Corp. (x)*	131	1,965
Cypress Semiconductor Corp.	11,777	179,481
Diodes, Inc.*	1,121	32,139
DSP Group, Inc.*	823	10,288
First Solar, Inc.*	3,192	215,524
GSI Technology, Inc.*	559	4,450
IXYS Corp.*	993	23,782
Kopin Corp. (x)*	201	643
MACOM Technology Solutions Holdings, Inc. (x)*	13,531	440,299
Marvell Technology Group Ltd.	15,575	334,395
Microsemi Corp.*	882	45,555
Nanometrics, Inc.*	149	3,713
NeoPhotonics Corp. (x)*	1,276	8,396
NVE Corp.	16	1,376
ON Semiconductor Corp.*	894	18,720
PDF Solutions, Inc.*	88	1,382
Photronics, Inc.*	2,566	21,875
Qorvo, Inc.*	7,748	516,017
Rambus, Inc.*	3,076	43,741
Rudolph Technologies, Inc.*	142	3,394
Sigma Designs, Inc.*	1,610	11,190
SMART Global Holdings, Inc.*	96	3,235
SunPower Corp. (x)*	2,266	19,102
Teradyne, Inc.	517	21,647
Veeco Instruments, Inc.*	1,847	27,428
Versum Materials, Inc.	3,879	146,820
Xcerra Corp.*	299	2,927

		2,405,807

Software (0.7%)
Agilysys, Inc.*	532	6,533
American Software, Inc., Class A	452	5,257
Bottomline Technologies de, Inc.*	187	6,485
Digimarc Corp. (x)*	28	1,012
FireEye, Inc. (x)*	45,002	639,027
ForeScout Technologies, Inc. (x)*	88	2,806
Glu Mobile, Inc.*	3,989	14,520

Guidewire Software, Inc.*	1,803	133,891
MicroStrategy, Inc., Class A*	164	21,533
Monotype Imaging Holdings, Inc.	829	19,979
Nuance Communications, Inc.*	11,227	183,561
Progress Software Corp.	287	12,218
QAD, Inc., Class A	138	5,361
RealNetworks, Inc.*	1,075	3,677
Rosetta Stone, Inc.*	568	7,083
Rubicon Project, Inc. (The)*	1,870	3,497
SecureWorks Corp., Class A*	286	2,537
Silver Spring Networks, Inc.*	1,220	19,813
SS&C Technologies Holdings, Inc.	531	21,495
Synchronoss Technologies, Inc.*	1,677	14,992
Telenav, Inc.*	588	3,234
TiVo Corp.	4,541	70,840
VASCO Data Security International, Inc.*	1,025	14,248
Verint Systems, Inc.*	2,089	87,425
Zynga, Inc., Class A*	30,220	120,880

		1,421,904

Technology Hardware, Storage & Peripherals (0.0%)
Avid Technology, Inc.*	530	2,857
Cray, Inc.*	1,580	38,236
Eastman Kodak Co. (x)*	149	462
Quantum Corp.*	919	5,174
Stratasys Ltd.*	963	19,221
Super Micro Computer, Inc.*	1,196	25,026

		90,976

Total Information Technology		19,519,194

Materials (6.3%)
Chemicals (2.4%)
AdvanSix, Inc.*	172	7,236
AgroFresh Solutions, Inc.*	963	7,126
American Vanguard Corp.	1,130	22,205
Ashland Global Holdings, Inc.	2,423	172,518
Axalta Coating Systems Ltd.*	40,229	1,301,810
Cabot Corp.	2,394	147,446
Calgon Carbon Corp.	1,819	38,745
CF Industries Holdings, Inc.	9,127	388,263
Core Molding Technologies, Inc.	301	6,532
Flotek Industries, Inc.*	2,080	9,693
FutureFuel Corp.	979	13,794
GCP Applied Technologies, Inc.*	2,827	90,181
Hawkins, Inc.	313	11,018
HB Fuller Co.	499	26,881
Huntsman Corp.	4,056	135,024
Innophos Holdings, Inc.	766	35,795
Innospec, Inc.	943	66,576
Intrepid Potash, Inc. (x)*	3,767	17,931
Kraton Corp.*	938	45,183
LSB Industries, Inc.*	764	6,693
Minerals Technologies, Inc.	604	41,585
NewMarket Corp.	22	8,743
Olin Corp.	6,450	229,491
OMNOVA Solutions, Inc.*	566	5,660
Platform Specialty Products Corp.*	4,639	46,019
PQ Group Holdings, Inc.*	671	11,038

See Notes to Financial Statements.

1429

EQ ADVISORS TRUST

MULTIMANAGER MID CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

	Number of Shares	Value (Note 1)

Rayonier Advanced Materials, Inc. (x)	672	$13,742
RPM International, Inc.	429	22,488
Scotts Miracle-Gro Co. (The), Class A	136	14,551
Stepan Co.	285	22,506
Trecora Resources*	820	11,070
Tredegar Corp.	1,013	19,450
Trinseo SA	10,529	764,405
Tronox Ltd., Class A	3,488	71,539
Valhi, Inc.	768	4,739
Valvoline, Inc.	29,237	732,679
Westlake Chemical Corp.	697	74,251

		4,644,606

Construction Materials (0.3%)
Eagle Materials, Inc.	5,328	603,663
United States Lime & Minerals, Inc.	82	6,322

		609,985

Containers & Packaging (1.7%)
AptarGroup, Inc.	9,254	798,436
Ardagh Group SA	379	7,997
Avery Dennison Corp.	191	21,938
Bemis Co., Inc.	3,527	168,555
Berry Global Group, Inc.*	10,473	614,451
Crown Holdings, Inc.*	1,549	87,131
Graphic Packaging Holding Co.	3,586	55,404
Greif, Inc., Class A	147	8,905
Greif, Inc., Class B	34	2,358
Owens-Illinois, Inc.*	1,414	31,348
Sealed Air Corp.	15,185	748,621
Sonoco Products Co.	3,835	203,792
UFP Technologies, Inc.*	289	8,034
WestRock Co.	7,564	478,120

		3,235,090

Metals & Mining (1.7%)
AK Steel Holding Corp. (x)*	12,444	70,433
Alcoa Corp.*	7,242	390,126
Allegheny Technologies, Inc.*	4,893	118,117
Ampco-Pittsburgh Corp. (x)	371	4,600
Carpenter Technology Corp.	1,796	91,578
Century Aluminum Co.*	1,843	36,197
Cleveland-Cliffs, Inc. (x)*	11,575	83,456
Coeur Mining, Inc.*	6,052	45,390
Commercial Metals Co.	4,459	95,066
Compass Minerals International, Inc. (x)	108	7,803
Gold Resource Corp.	2,180	9,592
Haynes International, Inc.	458	14,679
Hecla Mining Co.	15,239	60,499
Kaiser Aluminum Corp.	643	68,705
Klondex Mines Ltd. (x)*	4,549	11,873
Materion Corp.	781	37,957
Olympic Steel, Inc.	327	7,027
Ramaco Resources, Inc. (x)*	204	1,404
Reliance Steel & Aluminum Co.	13,189	1,131,483
Royal Gold, Inc.	1,601	131,474
Ryerson Holding Corp.*	533	5,543

Schnitzer Steel Industries, Inc., Class A	1,065	35,678
Steel Dynamics, Inc.	7,764	334,860
SunCoke Energy, Inc.*	2,438	29,232
Tahoe Resources, Inc.	12,049	57,715
TimkenSteel Corp.*	1,601	24,319
United States Steel Corp.	6,821	240,031
Warrior Met Coal, Inc.	1,266	31,840
Worthington Industries, Inc.	163	7,182

		3,183,859

Paper & Forest Products (0.2%)
Boise Cascade Co.	1,241	49,516
Clearwater Paper Corp.*	643	29,192
Domtar Corp.	2,422	119,937
Louisiana-Pacific Corp.*	343	9,007
Neenah Paper, Inc.	104	9,428
PH Glatfelter Co.	1,722	36,920
Schweitzer-Mauduit International, Inc.	979	44,407
Verso Corp., Class A*	1,149	20,188

		318,595

Total Materials		11,992,135

Real Estate (10.7%)
Equity Real Estate Investment Trusts (REITs) (9.9%)
Acadia Realty Trust (REIT)	3,176	86,895
Agree Realty Corp. (REIT)	1,057	54,372
Alexander & Baldwin, Inc. (REIT)	1,802	49,987
Alexander’s, Inc. (REIT)	2	792
Alexandria Real Estate Equities, Inc. (REIT)	8,334	1,088,338
Altisource Residential Corp. (REIT)	1,915	22,712
American Assets Trust, Inc. (REIT)	1,015	38,814
American Campus Communities, Inc. (REIT)	23,051	945,784
American Homes 4 Rent (REIT), Class A	9,411	205,536
Apartment Investment & Management Co. (REIT), Class A	6,127	267,811
Apple Hospitality REIT, Inc. (REIT)	8,278	162,332
Armada Hoffler Properties, Inc. (REIT)	156	2,423
Ashford Hospitality Prime, Inc. (REIT)	1,064	10,353
Ashford Hospitality Trust, Inc. (REIT)	3,159	21,260
Bluerock Residential Growth REIT, Inc. (REIT)	903	9,129
Brandywine Realty Trust (REIT)	6,752	122,819
Brixmor Property Group, Inc. (REIT)	11,929	222,595
Camden Property Trust (REIT)	3,571	328,746
CareTrust REIT, Inc. (REIT)	236	3,955
CatchMark Timber Trust, Inc. (REIT), Class A	1,584	20,798

See Notes to Financial Statements.

1430

EQ ADVISORS TRUST

MULTIMANAGER MID CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

	Number of Shares	Value (Note 1)

CBL & Associates Properties, Inc. (REIT) (x)	6,664	$37,718
Cedar Realty Trust, Inc. (REIT)	3,164	19,237
Chatham Lodging Trust (REIT)	1,674	38,100
Chesapeake Lodging Trust (REIT)	2,273	61,576
City Office REIT, Inc. (REIT)	944	12,281
Clipper Realty, Inc. (REIT) (x)	541	5,405
Colony NorthStar, Inc. (REIT), Class A	42,275	482,358
Columbia Property Trust, Inc. (REIT)	4,682	107,452
Community Healthcare Trust, Inc. (REIT)	546	15,343
CoreCivic, Inc. (REIT)	4,609	103,703
CorEnergy Infrastructure Trust, Inc. (REIT)	478	18,260
Corporate Office Properties Trust (REIT)	3,886	113,471
Cousins Properties, Inc. (REIT)	16,253	150,340
CubeSmart (REIT)	40,408	1,168,600
CyrusOne, Inc. (REIT)	428	25,479
DCT Industrial Trust, Inc. (REIT)	3,620	212,784
DDR Corp. (REIT)	12,051	107,977
DiamondRock Hospitality Co. (REIT)	7,747	87,464
Douglas Emmett, Inc. (REIT)	1,200	49,272
Duke Realty Corp. (REIT)	13,974	380,233
Easterly Government Properties, Inc. (REIT)	1,605	34,251
Education Realty Trust, Inc. (REIT)	2,951	103,049
Empire State Realty Trust, Inc. (REIT), Class A	4,970	102,034
EPR Properties (REIT)	2,464	161,293
Equity Commonwealth (REIT)*	4,679	142,756
Farmland Partners, Inc. (REIT) (x)	1,231	10,685
First Industrial Realty Trust, Inc. (REIT)	3,603	113,386
Forest City Realty Trust, Inc. (REIT), Class A	9,865	237,747
Four Corners Property Trust, Inc. (REIT)	710	18,247
Franklin Street Properties Corp. (REIT)	4,188	44,979
Gaming and Leisure Properties, Inc. (REIT)	5,354	198,098
GEO Group, Inc. (The) (REIT)	3,714	87,650
Getty Realty Corp. (REIT)	1,230	33,407
Gladstone Commercial Corp. (REIT)	1,089	22,934
Global Medical REIT, Inc. (REIT) (x)	621	5,092
Global Net Lease, Inc. (REIT)	2,642	54,372
Government Properties Income Trust (REIT)	3,363	62,350
Gramercy Property Trust (REIT)	5,306	141,458
Healthcare Realty Trust, Inc. (REIT)	4,788	153,791
Healthcare Trust of America, Inc. (REIT), Class A	7,974	239,539

Hersha Hospitality Trust (REIT)	1,431	24,899
Highwoods Properties, Inc. (REIT)	17,100	870,561
Hospitality Properties Trust (REIT)	6,367	190,055
Hudson Pacific Properties, Inc. (REIT)	5,493	188,135
Independence Realty Trust, Inc. (REIT)	3,127	31,551
InfraREIT, Inc. (REIT)	1,697	31,530
Investors Real Estate Trust (REIT)	4,728	26,855
Invitation Homes, Inc. (REIT)	11,457	270,041
Iron Mountain, Inc. (REIT)	1,280	48,294
iStar, Inc. (REIT) (x)*	51,591	582,978
Jernigan Capital, Inc. (REIT)	477	9,068
Kilroy Realty Corp. (REIT)	3,782	282,326
Kite Realty Group Trust (REIT)	3,271	64,112
Lamar Advertising Co. (REIT), Class A	347	25,761
LaSalle Hotel Properties (REIT)	4,426	124,238
Lexington Realty Trust (REIT)	8,314	80,230
Liberty Property Trust (REIT)	5,786	248,856
Life Storage, Inc. (REIT)	1,794	159,792
LTC Properties, Inc. (REIT)	887	38,629
Mack-Cali Realty Corp. (REIT)	3,541	76,344
MedEquities Realty Trust, Inc. (REIT)	924	10,367
Medical Properties Trust, Inc. (REIT)	14,174	195,318
Mid-America Apartment Communities, Inc. (REIT)	5,451	548,153
Monmouth Real Estate Investment Corp. (REIT)	2,325	41,385
National Health Investors, Inc. (REIT)	841	63,395
National Retail Properties, Inc. (REIT)	5,929	255,718
National Storage Affiliates Trust (REIT)	1,521	41,462
New Senior Investment Group, Inc. (REIT)	3,149	23,806
NexPoint Residential Trust, Inc. (REIT)	615	17,183
NorthStar Realty Europe Corp. (REIT)	2,151	28,888
Omega Healthcare Investors, Inc. (REIT) (x)	7,614	209,690
One Liberty Properties, Inc. (REIT)	553	14,334
Outfront Media, Inc. (REIT)	4,655	107,996
Paramount Group, Inc. (REIT)	7,962	126,198
Park Hotels & Resorts, Inc. (REIT)	5,663	162,811
Pebblebrook Hotel Trust (REIT) (x)	15,700	583,569
Pennsylvania REIT (REIT) (x)	2,675	31,806
Physicians Realty Trust (REIT)	3,162	56,884
Piedmont Office Realty Trust, Inc. (REIT), Class A	5,657	110,934
Preferred Apartment Communities, Inc. (REIT), Class A	1,393	28,208

See Notes to Financial Statements.

1431

EQ ADVISORS TRUST

MULTIMANAGER MID CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

	Number of Shares	Value (Note 1)

QTS Realty Trust, Inc. (REIT), Class A	12,464	$675,050
Quality Care Properties, Inc. (REIT)*	3,657	50,503
RAIT Financial Trust (REIT)	4,086	1,532
Ramco-Gershenson Properties Trust (REIT)	3,114	45,869
Rayonier, Inc. (REIT)	5,063	160,143
Regency Centers Corp. (REIT)	5,851	404,772
Retail Opportunity Investments Corp. (REIT)	3,811	76,029
Retail Properties of America, Inc. (REIT), Class A	9,012	121,121
Rexford Industrial Realty, Inc. (REIT)	1,775	51,759
RLJ Lodging Trust (REIT)	6,604	145,090
Sabra Health Care REIT, Inc. (REIT)	5,746	107,852
Safety Income and Growth, Inc. (REIT)	292	5,139
Saul Centers, Inc. (REIT)	52	3,211
Select Income REIT (REIT)	2,425	60,940
Senior Housing Properties Trust (REIT)	9,223	176,620
Seritage Growth Properties (REIT), Class A (x)	989	40,015
Spirit Realty Capital, Inc. (REIT)	17,861	153,247
STAG Industrial, Inc. (REIT)	3,674	100,410
STORE Capital Corp. (REIT)	6,676	173,843
Summit Hotel Properties, Inc. (REIT)	4,003	60,966
Sun Communities, Inc. (REIT)	3,001	278,433
Sunstone Hotel Investors, Inc. (REIT)	8,797	145,414
Tanger Factory Outlet Centers, Inc. (REIT) (x)	3,311	87,775
Taubman Centers, Inc. (REIT)	1,165	76,226
Terreno Realty Corp. (REIT)	1,517	53,186
Tier REIT, Inc. (REIT)	1,887	38,476
UMH Properties, Inc. (REIT)	218	3,248
Uniti Group, Inc. (REIT) (x)	6,462	114,959
Urstadt Biddle Properties, Inc. (REIT), Class A	1,156	25,131
Washington Prime Group, Inc. (REIT)	7,351	52,339
Washington REIT (REIT)	1,947	60,591
Weingarten Realty Investors (REIT)	4,699	154,456
Whitestone REIT (REIT) (x)	1,446	20,837
WP Carey, Inc. (REIT)	4,167	287,106
Xenia Hotels & Resorts, Inc. (REIT)	4,164	89,901

		18,964,171

Real Estate Management & Development (0.8%)
Consolidated-Tomoka Land Co.	26	1,651
Forestar Group, Inc. (x)*	371	8,162
FRP Holdings, Inc.*	253	11,195
Howard Hughes Corp. (The)*	1,332	174,852
Jones Lang LaSalle, Inc.	7,041	1,048,615
Kennedy-Wilson Holdings, Inc.	2,280	39,558
RE/MAX Holdings, Inc., Class A	679	32,932

Realogy Holdings Corp.	5,165	136,873
Redfin Corp. (x)*	288	9,020
St Joe Co. (The) (x)*	1,694	30,577
Stratus Properties, Inc.	208	6,178
Tejon Ranch Co.*	729	15,134
Transcontinental Realty Investors, Inc.*	82	2,568

		1,517,315

Total Real Estate		20,481,486

Telecommunication Services (0.5%)
Diversified Telecommunication Services (0.4%)
ATN International, Inc.	411	22,712
Cincinnati Bell, Inc.*	1,650	34,403
Consolidated Communications Holdings, Inc.	1,226	14,945
Frontier Communications Corp. (x)	3,119	21,084
General Communication, Inc., Class A*	69	2,692
Globalstar, Inc. (x)*	7,725	10,120
Hawaiian Telcom Holdco, Inc.*	216	6,666
IDT Corp., Class B*	311	3,297
Intelsat SA*	1,499	5,082
Iridium Communications, Inc. (x)*	3,319	39,164
ORBCOMM, Inc.*	134	1,364
pdvWireless, Inc.*	368	11,813
Windstream Holdings, Inc. (x)	6,701	12,397
Zayo Group Holdings, Inc.*	17,989	661,994

		847,733

Wireless Telecommunication Services (0.1%)
Spok Holdings, Inc.	749	11,722
Telephone & Data Systems, Inc.	3,747	104,166
United States Cellular Corp.*	517	19,455

		135,343

Total Telecommunication Services		983,076

Utilities (5.1%)
Electric Utilities (1.4%)
ALLETE, Inc.	1,983	147,456
Alliant Energy Corp.	9,011	383,960
El Paso Electric Co.	1,571	86,955
Fortis, Inc.	7,351	269,561
Genie Energy Ltd., Class B	442	1,927
Great Plains Energy, Inc.	8,464	272,879
Hawaiian Electric Industries, Inc.	4,264	154,144
IDACORP, Inc.	1,979	180,801
MGE Energy, Inc.	680	42,908
OGE Energy Corp.	7,806	256,895
Otter Tail Corp.	1,545	68,675
Pinnacle West Capital Corp.	4,374	372,578
PNM Resources, Inc.	3,101	125,435
Portland General Electric Co.	3,490	159,074
Spark Energy, Inc., Class A (x)	107	1,327
Westar Energy, Inc.	5,562	293,674

		2,818,249

See Notes to Financial Statements.

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PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

	Number of Shares	Value (Note 1)

Gas Utilities (1.4%)
Atmos Energy Corp.	4,037	$346,738
Chesapeake Utilities Corp.	555	43,595
National Fuel Gas Co.	3,140	172,417
New Jersey Resources Corp.	3,086	124,057
Northwest Natural Gas Co.	1,106	65,973
ONE Gas, Inc.	2,030	148,718
RGC Resources, Inc. (x)	149	4,035
South Jersey Industries, Inc.	3,077	96,095
Southwest Gas Holdings, Inc.	1,664	133,919
Spire, Inc.	1,836	137,975
UGI Corp.	26,500	1,244,175
WGL Holdings, Inc.	1,993	171,079

		2,688,776

Independent Power and Renewable Electricity Producers (0.5%)
Atlantic Power Corp.*	1,127	2,648
Calpine Corp.*	14,065	212,803
Dynegy, Inc.*	4,228	50,102
NRG Energy, Inc.	9,411	268,026
NRG Yield, Inc., Class A	1,416	26,692
NRG Yield, Inc., Class C	2,507	47,382
Ormat Technologies, Inc.	796	50,912
Pattern Energy Group, Inc. (x)	2,398	51,533
TerraForm Power, Inc., Class A (x)	1,749	20,918
Vistra Energy Corp.*	9,462	173,344

		904,360

Multi-Utilities (1.2%)
Avista Corp.	2,503	128,879
Black Hills Corp.	2,070	124,428
CMS Energy Corp.	15,256	721,608
MDU Resources Group, Inc.	7,598	204,234
NiSource, Inc.	26,807	688,136
NorthWestern Corp.	1,881	112,296
Unitil Corp.	538	24,544
Vectren Corp.	3,258	211,835

		2,215,960

Water Utilities (0.6%)
American States Water Co.	441	25,538
American Water Works Co., Inc.	7,965	728,718
Aqua America, Inc.	6,973	273,551
AquaVenture Holdings Ltd.*	455	7,062
Artesian Resources Corp., Class A	290	11,182
Cadiz, Inc. (x)*	838	11,942
California Water Service Group	721	32,697
Connecticut Water Service, Inc.	467	26,810
Consolidated Water Co. Ltd.	650	8,190
Evoqua Water Technologies Corp.*	497	11,784
Middlesex Water Co.	67	2,674
SJW Group	649	41,426
York Water Co. (The)	79	2,678

		1,184,252

Total Utilities		9,811,597

Total Common Stocks (97.3%) (Cost $140,252,739)		186,273,032

	Number of Rights	Value (Note 1)

RIGHTS:
Information Technology (0.0%)
Electronic Equipment, Instruments & Components (0.0%)
Gerber Scientific, Inc., CVR (r)* (Cost $—)	1,097	—

	Number of Shares	Value (Note 1)
SHORT-TERM INVESTMENTS:
Investment Company (0.3%)
JPMorgan Prime Money Market Fund, IM Shares	642,730	642,795

	Principal Amount	Value (Note 1)
Repurchase Agreements (4.5%)
Bank of Nova Scotia, 1.35%, dated 12/29/17, due 1/2/18, repurchase price $1,000,150, collateralized by various U.S. Government Treasury Securities, ranging from 3.625%-3.875%, maturing 4/15/29-8/15/43; total market value $1,020,001. (xx)	$1,000,000	1,000,000
Bank of Nova Scotia (The), 1.39%, dated 12/29/17, due 1/2/18, repurchase price $200,031, collateralized by various U.S. Government Treasury Securities, ranging from 0.000%-3.750%, maturing 1/11/18-2/15/47; total market value $204,168. (xx)	200,000	200,000
Bank of Nova Scotia (The), 1.39%, dated 12/29/17, due 1/2/18, repurchase price $500,077, collateralized by various U.S. Government Treasury Securities, ranging from 0.000%-3.750%, maturing 1/11/18-2/15/47; total market value $510,419. (xx)	500,000	500,000
Bank of Nova Scotia (The), 1.39%, dated 12/29/17, due 1/2/18, repurchase price $600,093, collateralized by various U.S. Government Treasury Securities, ranging from 0.000%-3.750%, maturing 1/11/18-2/15/47; total market value $612,503. (xx)	600,000	600,000
Citigroup Global Markets Ltd., 1.40%, dated 12/29/17, due 1/2/18, repurchase price $600,093, collateralized by various Foreign Government Agency Securities, ranging from 1.625%-2.500%, maturing 3/16/21-7/29/25, U.S. Government Treasury Securities, ranging from 0.875%-7.250%, maturing from 8/15/20-2/15/47; total market value $612,000. (xx)	600,000	600,000

See Notes to Financial Statements.

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PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

	Principal Amount	Value (Note 1)

Citigroup Global Markets, Inc., 1.60%, dated 12/29/17, due 1/2/18, repurchase price $500,089, collateralized by various Common Stocks; total market value $550,000. (xx)	$500,000	$500,000
Deutsche Bank AG, 1.81%, dated 12/29/17, due 1/2/18, repurchase price $700,141, collateralized by various Common Stocks, U.S. Government Treasury Securities, ranging from 1.875%-2.250%, maturing 4/30/22-8/15/46; total market value $778,555. (xx)	700,000	700,000
Deutsche Bank AG, 1.81%, dated 12/29/17, due 1/2/18, repurchase price $500,101, collateralized by various Common Stocks, U.S. Government Treasury Securities, ranging from 1.875%-2.250%, maturing 4/30/22-8/15/46; total market value $556,111. (xx)	500,000	500,000
Deutsche Bank AG, 1.81%, dated 12/29/17, due 1/2/18, repurchase price $100,020, collateralized by various Common Stocks, U.S. Government Treasury Securities, ranging from 1.875%-2.250%, maturing 4/30/22-8/15/46; total market value $111,222. (xx)	100,000	100,000
Deutsche Bank AG, 1.55%, dated 12/29/17, due 1/2/18, repurchase price $700,121, collateralized by various Corporate Bonds, ranging from 1.750%-1.8750%, maturing 9/5/19-4/14/22, Foreign Government Agency Securities, ranging from 1.875%-2.000%, maturing 3/15/19-5/2/25; total market value $714,000. (xx)	700,000	700,000
Deutsche Bank AG, 1.81%, dated 12/29/17, due 1/2/18, repurchase price $600,121, collateralized by various Common Stocks, U.S. Government Treasury Securities, ranging from 1.875%-2.250%, maturing 4/30/22-8/15/46; total market value $667,333. (xx)	600,000	600,000
NBC Global Finance Ltd., 1.59%, dated 12/29/17, due 1/2/18, repurchase price $700,124, collateralized by various Common Stocks; total market value $778,699. (xx)	700,000	700,000

NBC Global Finance Ltd., 1.59%, dated 12/29/17, due 1/2/18, repurchase price $800,141, collateralized by various Common Stocks; total market value $889,941. (xx)	800,000	800,000
NBC Global Finance Ltd., 1.59%, dated 12/29/17, due 1/2/18, repurchase price $800,141, collateralized by various Common Stocks; total market value $889,941. (xx)	800,000	800,000
RBS Securities, Inc., 1.37%, dated 12/29/17, due 1/2/18, repurchase price $282,085, collateralized by various U.S. Government Treasury Securities, ranging from 1.750%-1.875%, maturing 2/28/22-9/30/22; total market value $287,685. (xx)	282,042	282,042

Total Repurchase Agreements		8,582,042

Total Short-Term Investments (4.8%) (Cost $9,224,880)		9,224,837

Total Investments in Securities (102.1%) (Cost $149,477,619)		195,497,869
Other Assets Less Liabilities (-2.1%)		(3,976,970)

Net Assets (100%)		$191,520,899

*	Non-income producing.
‡	All, or a portion, of the security is an affiliated company as defined under the Investment Company Act of 1940.
(r)	Value determined using significant unobservable inputs.
(x)	All or a portion of security is on loan at December 31, 2017.
(xx)	At December 31, 2017, the Portfolio had loaned securities with a total value of $8,514,599. This was secured by cash collateral of $8,582,042 which was subsequently invested in joint repurchase agreements with a total value of $8,582,042, as detailed in the Notes to the Financial Statements, for which the Portfolio has a proportionate interest as reported in the Portfolio of Investments as Repurchase Agreements, and $241,249 collateralized by various U.S. Government Treasury Securities, ranging from 0.000% - 4.250%, maturing 1/4/18 - 11/15/46.

Glossary:

CVR	— Contingent Value Right
USD	— United States Dollar

See Notes to Financial Statements.

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PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

Investment in companies which were affiliates for year ended December 31, 2017, were as follows:

Security Description	Shares at December 31, 2017	Market Value December 31, 2016 ($)	Purchases at Cost ($)	Proceeds from Sales ($)	Net Realized Gain (Loss) ($)	Change in Unrealized Appreciation/ (Depreciation) ($)	Market Value December 31, 2017 ($)	Dividend/ Interest Income ($)	Capital Gain Distributions ($)
PennyMac Financial Services, Inc., Class A	302	5,029	—	—	—	1,721	6,750	—	—
PennyMac Mortgage Investment Trust (REIT)	2,611	52,891	—	(10,990)	64	(7)	41,958	5,333	—

Total		57,920	—	(10,990)	64	1,714	48,708	5,333	—

Futures contracts outstanding as of December 31, 2017 (Note 1):

Description	Number of Contracts	Expiration Date	Trading Currency	Notional Amount ($)	Value and Unrealized Appreciation (Depreciation) ($)
Long Contracts
Russell 2000 E-Mini Index	3	3/2018	USD	230,475	1,369
S&P Midcap 400 E-Mini Index	4	3/2018	USD	760,960	5,979

					7,348

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2017:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities (a)	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.) (b)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)		Total
Assets:
Common Stocks
Consumer Discretionary	$22,172,585	$—	$—		$22,172,585
Consumer Staples	8,335,216	8,549	—		8,343,765
Energy	10,778,747	—	—		10,778,747
Financials	43,490,104	—	—		43,490,104
Health Care	12,451,555	—	—		12,451,555
Industrials	26,243,009	5,779	—		26,248,788
Information Technology	19,519,194	—	—		19,519,194
Materials	11,992,135	—	—		11,992,135
Real Estate	20,481,486	—	—		20,481,486
Telecommunication Services	983,076	—	—		983,076
Utilities	9,811,597	—	—		9,811,597
Futures	7,348	—	—		7,348
Rights
Information Technology	—	—	—	(c)	—	(c)

See Notes to Financial Statements.

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PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities (a)	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.) (b)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Short-Term Investments
Investment Company	$642,795	$—	$—	$642,795
Repurchase Agreements	—	8,582,042	—	8,582,042

Total Assets	$186,908,847	$8,596,370	$—	$195,505,217

Total Liabilities	$—	$—	$—	$—

Total	$186,908,847	$8,596,370	$—	$195,505,217

(a)	Securities with a market value of $18,756 transferred from Level 2 to Level 1 at the end of the year due to active trading.
(b)	A security with a market value of $8,549 transferred from Level 1 to Level 2 at the end of the year due to inactive trading.
(c)	Value is zero.

There were no additional transfers between Levels 1, 2 or 3 during the year ended December 31, 2017.

Fair Values of Derivative Instruments as of December 31, 2017:

	Statement of Assets and Liabilities
Derivatives Not Accounted for as Hedging Instrument^	Asset Derivatives	Fair Value
Equity contracts	Receivables, Net assets – Unrealized appreciation	$7,348	*

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Portfolio of Investments. Only variation margin is reported within the Statement of Assets & Liabilities.

The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2017:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instrument^	Futures
Equity contracts	$290,139

Amount of Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instrument^	Futures
Equity contracts	$40,218

^ This Portfolio held futures contracts as a substitute for investing in conventional securities, hedging and in an attempt to enhance returns.

The Portfolio held futures contracts with an average notional balance of approximately $1,995,000 during the year ended December 31, 2017.

See Notes to Financial Statements.

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PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

Investment security transactions for the year ended December 31, 2017 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities (affiliated 24%)*	$53,722,938
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities (affiliated 14%)*	$86,413,108

* During the year ended December 31, 2017, the Portfolio engaged in purchases and sales of securities pursuant to Rule 17a-7 of the 1940 Act (amount is percentage of total Purchases and/or Sales).

As of December 31, 2017, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments in securities and derivative instruments, if applicable, for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$55,941,559
Aggregate gross unrealized depreciation	(10,084,165)

Net unrealized appreciation	$45,857,394

Federal income tax cost of investments in securities and derivative instruments, if applicable	$149,647,823

For the year ended December 31, 2017, the Portfolio incurred approximately $2,533 as brokerage commissions with Sanford C. Bernstein & Co., LLC, an affiliated broker/dealer.

See Notes to Financial Statements.

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STATEMENT OF ASSETS AND LIABILITIES

December 31, 2017

ASSETS
Investments in Securities, at value (x):
Affiliated Issuers (Cost $60,659)	$48,708
Unaffiliated Issuers (Cost $140,834,918)	186,867,119
Repurchase Agreements (Cost $8,582,042)	8,582,042
Cash	4,424,459
Cash held as collateral at broker	34,100
Dividends, interest and other receivables	297,783
Receivable for securities sold	120,296
Securities lending income receivable	9,259
Receivable from Separate Accounts for Portfolio shares sold	3,408
Other assets	889

Total assets	200,388,063

LIABILITIES
Payable for return of collateral on securities loaned	8,582,042
Investment management fees payable	99,286
Distribution fees payable – Class IB	22,060
Payable to Separate Accounts for Portfolio shares redeemed	22,025
Administrative fees payable	19,833
Due to broker for futures variation margin	6,595
Trustees’ fees payable	5,562
Distribution fees payable – Class IA	2,457
Payable for securities purchased	14,700
Accrued expenses	92,604

Total liabilities	8,867,164

NET ASSETS	$191,520,899

Net assets were comprised of:
Paid in capital	$145,667,435
Accumulated undistributed net investment income (loss)	79,178
Accumulated undistributed net realized gain (loss)	(253,312)
Net unrealized appreciation (depreciation)	46,027,598

Net assets	$191,520,899

Class IA
Net asset value, offering and redemption price per share, $10,133,052 / 597,234 shares outstanding (unlimited amount authorized: $0.01 par value)	$16.97

Class IB
Net asset value, offering and redemption price per share, $104,234,948 / 6,271,420 shares outstanding (unlimited amount authorized: $0.01 par value)	$16.62

Class K
Net asset value, offering and redemption price per share, $77,152,899 / 4,547,666 shares outstanding (unlimited amount authorized: $0.01 par value)	$16.97

(x)	Includes value of securities on loan of $8,514,599.

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2017

INVESTMENT INCOME
Dividends ($5,333 of dividend income received from affiliates) (net of $3,590 foreign withholding tax)	$3,073,531
Interest	20,702
Securities lending (net)	106,180

Total income	3,200,413

EXPENSES
Investment management fees	1,566,554
Distribution fees – Class IB	261,817
Administrative fees	241,356
Custodian fees	158,600
Professional fees	65,679
Distribution fees – Class IA	29,883
Printing and mailing expenses	16,369
Trustees’ fees	4,818
Miscellaneous	7,821

Gross expenses	2,352,897
Less: Waiver from investment manager	(396,300)

Net expenses	1,956,597

NET INVESTMENT INCOME (LOSS)	1,243,816

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Investments in securities ($64 of realized gain (loss) from affiliates)	15,380,131
Futures contracts	290,139

Net realized gain (loss)	15,670,270

Change in unrealized appreciation (depreciation) on:
Investments in securities ($1,714 of change in unrealized appreciation (depreciation) from affiliates)	441,328
Futures contracts	40,218

Net change in unrealized appreciation (depreciation)	481,546

NET REALIZED AND UNREALIZED GAIN (LOSS)	16,151,816

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$17,395,632

See Notes to Financial Statements.

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STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2017	2016
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$1,243,816	$1,261,358
Net realized gain (loss)	15,670,270	7,039,524
Net change in unrealized appreciation (depreciation)	481,546	26,400,215

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	17,395,632	34,701,097

DIVIDENDS:
Dividends from net investment income
Class IA	(90,765)	(124,305)
Class IB	(782,624)	(1,129,852)
Class K	(746,806)	(984,047)

TOTAL DIVIDENDS	(1,620,195)	(2,238,204)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 54,613 and 55,196 shares, respectively ]	874,332	784,091
Capital shares issued in reinvestment of dividends [ 5,455 and 7,930 shares, respectively ]	90,765	124,305
Capital shares repurchased [ (275,447) and (124,288) shares, respectively ]	(4,537,612)	(1,780,476)

Total Class IA transactions	(3,572,515)	(872,080)

Class IB
Capital shares sold [ 321,704 and 896,082 shares, respectively ]	5,068,219	12,572,657
Capital shares issued in reinvestment of dividends [ 48,020 and 73,563 shares, respectively ]	782,624	1,129,852
Capital shares repurchased [ (1,770,821) and (1,261,889) shares, respectively ]	(27,597,487)	(17,221,269)

Total Class IB transactions	(21,746,644)	(3,518,760)

Class K
Capital shares sold [ 77,703 and 582,196 shares, respectively ]	1,248,608	7,270,094
Capital shares issued in reinvestment of dividends [ 44,896 and 62,793 shares, respectively ]	746,806	984,047
Capital shares repurchased [ (774,104) and (440,078) shares, respectively ]	(12,569,878)	(6,026,835)

Total Class K transactions	(10,574,464)	2,227,306

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	(35,893,623)	(2,163,534)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(20,118,186)	30,299,359
NET ASSETS:
Beginning of year	211,639,085	181,339,726

End of year (a)	$191,520,899	$211,639,085

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$79,178	$84,938

See Notes to Financial Statements.

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FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class IA	2017	2016	2015		2014	2013
Net asset value, beginning of year	$15.64	$13.26	$14.15		$13.49	$9.98

Income (loss) from investment operations:
Net investment income (loss) (e)	0.09	0.08	0.07		0.04	0.01
Net realized and unrealized gain (loss)	1.37	2.45	(0.86)		0.68	3.55

Total from investment operations	1.46	2.53	(0.79)		0.72	3.56

Less distributions:
Dividends from net investment income	(0.13)	(0.15)	(0.10)		(0.06)	(0.05)

Net asset value, end of year	$16.97	$15.64	$13.26		$14.15	$13.49

Total return	9.32%	19.08%	(5.57	)%(aa)	5.37%	35.64%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$10,133	$12,713	$11,590		$13,187	$14,096
Ratio of expenses to average net assets:
After waivers and reimbursements (f)	1.10%	1.13%	1.15%		1.22%	1.25%
After waivers, reimbursements and fees paid indirectly (f)	1.10%	1.13%	1.15%		1.22%	1.25%
Before waivers, reimbursements and fees paid indirectly (f)	1.30%	1.30%	1.29%		1.35%	1.30%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (f)	0.53%	0.57%	0.52%		0.27%	0.09%
After waivers, reimbursements and fees paid indirectly (f)	0.53%	0.57%	0.52%		0.27%	0.09%
Before waivers, reimbursements and fees paid indirectly (f)	0.33%	0.40%	0.38%		0.15%	0.04%
Portfolio turnover rate^	28%	42%	34%		42%	37%

	Year Ended December 31,
Class IB	2017	2016	2015		2014	2013
Net asset value, beginning of year	$15.33	$13.00	$13.87		$13.22	$9.79

Income (loss) from investment operations:
Net investment income (loss) (e)	0.08	0.08	0.07		0.04	0.01
Net realized and unrealized gain (loss)	1.34	2.40	(0.84)		0.67	3.46

Total from investment operations	1.42	2.48	(0.77)		0.71	3.47

Less distributions:
Dividends from net investment income	(0.13)	(0.15)	(0.10)		(0.06)	(0.04)

Net asset value, end of year	$16.62	$15.33	$13.00		$13.87	$13.22

Total return	9.25%	19.06%	(5.55	)%(bb)	5.39%	35.50%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$104,235	$117,604	$103,513		$119,568	$125,036
Ratio of expenses to average net assets:
After waivers and reimbursements (f)	1.10%	1.13%	1.15%		1.22%	1.25%
After waivers, reimbursements and fees paid indirectly (f)	1.10%	1.13%	1.15%		1.22%	1.25%
Before waivers, reimbursements and fees paid indirectly (f)	1.30%	1.30%	1.29%		1.35%	1.27%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (f)	0.54%	0.57%	0.52%		0.27%	0.06%
After waivers, reimbursements and fees paid indirectly (f)	0.54%	0.57%	0.52%		0.27%	0.07%
Before waivers, reimbursements and fees paid indirectly (f)	0.33%	0.40%	0.37%		0.15%	0.04%
Portfolio turnover rate^	28%	42%	34%		42%	37%

See Notes to Financial Statements.

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FINANCIAL HIGHLIGHTS (Continued)

	Year Ended December 31,
Class K	2017	2016	2015		2014	2013
Net asset value, beginning of year	$15.64	$13.26	$14.15		$13.49	$9.98

Income (loss) from investment operations:
Net investment income (loss) (e)	0.13	0.12	0.11		0.07	0.04
Net realized and unrealized gain (loss)	1.37	2.45	(0.87)		0.69	3.55

Total from investment operations	1.50	2.57	(0.76)		0.76	3.59

Less distributions:
Dividends from net investment income	(0.17)	(0.19)	(0.13)		(0.10)	(0.08)

Net asset value, end of year	$16.97	$15.64	$13.26		$14.15	$13.49

Total return	9.58%	19.39%	(5.33	)%(cc)	5.63%	35.98%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$77,153	$81,322	$66,237		$84,470	$97,165
Ratio of expenses to average net assets:
After waivers and reimbursements (f)	0.85%	0.88%	0.90%		0.98%	1.00%
After waivers, reimbursements and fees paid indirectly (f)	0.85%	0.88%	0.90%		0.98%	1.00%
Before waivers, reimbursements and fees paid indirectly (f)	1.05%	1.05%	1.04%		1.10%	1.05%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (f)	0.78%	0.82%	0.75%		0.51%	0.34%
After waivers, reimbursements and fees paid indirectly (f)	0.78%	0.82%	0.75%		0.51%	0.34%
Before waivers, reimbursements and fees paid indirectly (f)	0.58%	0.66%	0.61%		0.39%	0.29%
Portfolio turnover rate^	28%	42%	34%		42%	37%
^	Portfolio turnover rate excludes derivatives, if any.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.
(aa)	Includes a gain incurred resulting from a litigation payment. Without this gain, the total return would have been (5.71)%.
(bb)	Includes a gain incurred resulting from a litigation payment. Without this gain, the total return would have been (5.70)%.
(cc)	Includes a gain incurred resulting from a litigation payment. Without this gain, the total return would have been (5.47)%.

See Notes to Financial Statements.

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MULTIMANAGER TECHNOLOGY PORTFOLIO (Unaudited)

INVESTMENT MANAGER

➢	AXA Equitable Funds Management Group, LLC

INVESTMENT SUB-ADVISERS

➢	Allianz Global Investors U.S. LLC

➢	SSGA Funds Management, Inc.

➢	Wellington Management Company, LLP

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/17
	1 Year	5 Years	10 Years/ Since Incept.
Portfolio – Class IA Shares	39.12%	19.92%	10.31%
Portfolio – Class IB Shares	39.09	19.92	10.20
Portfolio – Class K Shares*	39.47	20.29	18.44
S&P North American Technology Sector Index	37.78	21.68	12.25
Russell 1000® Index	21.69	15.71	8.59
* Date of inception 8/29/12. Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned 39.09% for the year ended December 31, 2017. This compares to the returns of the following benchmarks over the same period: the S&P North American Technology Sector Index and the Russell 1000® Index, which returned 37.78% and 21.69%, respectively.

Portfolio Highlights

What helped performance during the year:

•

Security selection was the primary driver of relative outperformance, as strong selection in IT services, semiconductor & semiconductor equipment, software and Internet software and services added to results.

•	An underweight allocation relative to the benchmark in communications equipment benefitted results for the period.

•	Contributors to relative performance included overweights in some high-growth software companies such as Square, Inc. and ServiceNow, Inc.

•

Securities that provided the highest contributions to the performance of the Index Allocated Portion of the Portfolio during the twelve-month period were Amazon.com, Inc., Microsoft Corp., Apple Inc., Intel Corporation and Cisco Systems, Inc.

What hurt performance during the year:

•	An overweight allocation relative to the benchmark in electronic equipment, instruments & components detracted from results for the period.

•	The Portfolio’s underweight to some mega cap technology companies such as Microsoft Corp. Apple, Inc., Amazon.com Inc., and Facebook, Inc. detracted from relative performance.

•

On a security-level basis, the largest detractors from the performance of the Index Allocated Portion of the Portfolio during the twelve-month period were Electronic Arts Inc., Priceline Group Inc., Expedia, Inc., Symantec Corporation and Advanced Micro Devices, Inc.

Sector Weightings as of December 31, 2017	% of Net Assets
Information Technology	71.5%
Exchange Traded Fund	19.7
Repurchase Agreements	8.2
Consumer Discretionary	6.8
Industrials	0.4
Health Care	0.2
Investment Company	0.1
Cash and Other	(6.9)

100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees (in the case of Class IA and Class IB shares of the Portfolio), and other Portfolio expenses. These examples are intended to help you understand your

1442

MULTIMANAGER TECHNOLOGY PORTFOLIO (Unaudited)

ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2017 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/17	Ending Account Value 12/31/17	Expenses Paid During Period* 7/1/17 - 12/31/17
Class IA
Actual	$1,000.00	$1,168.10	$6.83
Hypothetical (5% average annual return before expenses)	1,000.00	1,018.90	6.36
Class IB
Actual	1,000.00	1,168.34	6.83
Hypothetical (5% average annual return before expenses)	1,000.00	1,018.90	6.36
Class K
Actual	1,000.00	1,169.93	5.47
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.16	5.09

*  Expenses are equal to the Portfolio’s Class IA, Class IB and Class K shares annualized expense ratios of 1.25%, 1.25% and 1.00%, respectively, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

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PORTFOLIO OF INVESTMENTS

December 31, 2017

	Number of Shares	Value (Note 1)

COMMON STOCKS:
Consumer Discretionary (6.8%)
Auto Components (0.1%)
Hota Industrial Manufacturing Co. Ltd.	107,448	$530,768

Automobiles (0.4%)
Tesla, Inc. (x)*	13,400	4,172,090

Household Durables (0.1%)
iRobot Corp. (x)*	9,456	725,275

Internet & Direct Marketing Retail (6.2%)
Amazon.com, Inc.*	39,408	46,086,473
Expedia, Inc.	12,553	1,503,473
Groupon, Inc. (x)*	18,955	96,671
JD.com, Inc. (ADR)*	675	27,959
Liberty Expedia Holdings, Inc., Class A*	2,653	117,607
Liberty Interactive Corp. QVC Group, Class A*	20,000	488,400
Liberty Ventures*	3,778	204,919
Netflix, Inc.*	66,797	12,822,352
Nutrisystem, Inc.	1,600	84,160
Priceline Group, Inc. (The)*	2,342	4,069,787
Shutterfly, Inc.*	1,600	79,600
TripAdvisor, Inc. (x)*	5,376	185,257
Wayfair, Inc., Class A (x)*	1,994	160,058

		65,926,716

Total Consumer Discretionary		71,354,849

Health Care (0.2%)
Health Care Technology (0.2%)
Veeva Systems, Inc., Class A*	33,160	1,833,085

Total Health Care		1,833,085

Industrials (0.4%)
Electrical Equipment (0.1%)
Bizlink Holding, Inc.	68,489	640,966
Nidec Corp.	6,200	869,953

		1,510,919

Professional Services (0.3%)
51job, Inc. (ADR) (x)*	7,575	460,939
TransUnion*	33,018	1,814,669
WageWorks, Inc.*	15,352	951,824

		3,227,432

Total Industrials		4,738,351

Information Technology (71.5%)
Communications Equipment (3.6%)
Acacia Communications, Inc. (x)*	711	25,760
ADTRAN, Inc.	2,200	42,570
Arista Networks, Inc.*	59,474	14,010,885
ARRIS International plc*	8,813	226,406
Ciena Corp.*	34,446	720,955
Cisco Systems, Inc.	237,600	9,100,080
CommScope Holding Co., Inc.*	9,519	360,104
EchoStar Corp., Class A*	2,400	143,760
Extreme Networks, Inc.*	5,500	68,860
F5 Networks, Inc.*	3,000	393,660

Finisar Corp. (x)*	5,400	109,890
Harris Corp.	5,700	807,405
Infinera Corp.*	7,600	48,108
InterDigital, Inc.	1,700	129,455
Juniper Networks, Inc.	17,800	507,300
Lumentum Holdings, Inc. (x)*	2,880	140,832
Motorola Solutions, Inc.	7,739	699,141
NETGEAR, Inc.*	1,400	82,250
NetScout Systems, Inc.*	4,400	133,980
Oclaro, Inc. (x)*	6,700	45,158
Palo Alto Networks, Inc.*	70,026	10,149,568
Plantronics, Inc.	1,700	85,646
Ubiquiti Networks, Inc. (x)*	1,153	81,886
ViaSat, Inc. (x)*	2,600	194,610
Viavi Solutions, Inc.*	11,700	102,258

		38,410,527

Electronic Equipment, Instruments & Components (2.7%)
AAC Technologies Holdings, Inc.	29,500	526,351
Amphenol Corp., Class A	14,614	1,283,109
Anixter International, Inc.*	1,400	106,400
Arrow Electronics, Inc.*	4,200	337,722
Avnet, Inc.	5,900	233,758
AVX Corp.	2,300	39,790
Belden, Inc.	2,000	154,340
Benchmark Electronics, Inc.*	2,400	69,840
CDW Corp.	51,646	3,588,881
Celestica, Inc.*	6,219	65,175
Cognex Corp.	30,035	1,836,941
Coherent, Inc.*	1,200	338,664
Corning, Inc.	41,600	1,330,784
Dolby Laboratories, Inc., Class A	2,863	177,506
Fabrinet*	1,900	54,530
Fitbit, Inc., Class A*	7,137	40,752
Flex Ltd.*	120,671	2,170,871
FLIR Systems, Inc.	6,708	312,727
II-VI, Inc.*	2,700	126,765
Insight Enterprises, Inc.*	1,900	72,751
IPG Photonics Corp.*	19,755	4,230,138
Itron, Inc.*	16,742	1,141,804
Jabil, Inc.	8,600	225,750
Keysight Technologies, Inc.*	9,091	378,186
Knowles Corp.*	4,124	60,458
Largan Precision Co. Ltd.	14,406	1,946,070
Littelfuse, Inc.	1,100	217,602
Methode Electronics, Inc.	1,700	68,170
National Instruments Corp.	5,300	220,639
Novanta, Inc.*	1,600	80,000
OSI Systems, Inc.*	900	57,942
Plexus Corp.*	1,600	97,152
Rogers Corp.*	900	145,728
Sanmina Corp.*	3,493	115,269
Sunny Optical Technology Group Co. Ltd.	230,510	2,947,445
SYNNEX Corp.	1,400	190,330
TE Connectivity Ltd.	16,796	1,596,292
Tech Data Corp. (x)*	1,700	166,549
Tongda Group Holdings Ltd. (x)	1,480,000	378,863
Trimble, Inc.*	12,300	499,872
TTM Technologies, Inc.*	4,600	72,082

See Notes to Financial Statements.

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MULTIMANAGER TECHNOLOGY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

	Number of Shares	Value (Note 1)

Universal Display Corp.	2,000	$345,300
VeriFone Systems, Inc.*	10,362	183,511
Vishay Intertechnology, Inc.	6,400	132,800
Zebra Technologies Corp., Class A*	2,600	269,880

		28,635,489

Internet Software & Services (13.2%)
2U, Inc. (x)*	2,184	140,890
Akamai Technologies, Inc.*	8,100	526,824
Alarm.com Holdings, Inc.*	800	30,200
Alibaba Group Holding Ltd. (ADR)*	58,061	10,011,458
Alphabet, Inc., Class A*	28,008	29,503,627
Alphabet, Inc., Class C*	18,758	19,628,371
Baidu, Inc. (ADR)*	21,725	5,088,212
Box, Inc., Class A*	5,200	109,824
Cars.com, Inc. (x)*	3,300	95,172
Cision Ltd.*	1,900	22,553
Cloudera, Inc.*	3,900	64,428
Cornerstone OnDemand, Inc.*	2,392	84,509
CoStar Group, Inc.*	3,850	1,143,258
Coupa Software, Inc.*	1,300	40,586
Delivery Hero AG(m)*	18,478	731,637
eBay, Inc.*	46,500	1,754,910
Endurance International Group Holdings, Inc.*	3,014	25,318
Envestnet, Inc.*	2,300	114,655
Etsy, Inc.*	5,059	103,457
Facebook, Inc., Class A*	279,801	49,373,682
GoDaddy, Inc., Class A*	3,919	197,047
Gogo, Inc. (x)*	2,689	30,332
GrubHub, Inc. (x)*	4,257	305,653
GTT Communications, Inc. (x)*	1,600	75,120
IAC/InterActiveCorp*	3,700	452,436
j2 Global, Inc.	2,392	179,472
LogMeIn, Inc.	2,540	290,830
Match Group, Inc. (x)*	2,900	90,799
MercadoLibre, Inc.	3,950	1,242,907
MuleSoft, Inc., Class A*	9,223	214,527
NetEase, Inc. (ADR)	6,635	2,289,539
New Relic, Inc.*	1,595	92,143
NIC, Inc.	3,100	51,460
Nutanix, Inc., Class A (x)*	2,800	98,784
Okta, Inc. (x)*	97,070	2,485,963
Pandora Media, Inc. (x)*	11,395	54,924
Q2 Holdings, Inc.*	1,500	55,275
Shopify, Inc., Class A*	4,200	424,200
Shutterstock, Inc.*	898	38,641
Stamps.com, Inc. (x)*	800	150,400
Tencent Holdings Ltd.	145,326	7,551,963
Trade Desk, Inc. (The), Class A (x)*	1,000	45,730
TrueCar, Inc. (x)*	3,800	42,560
Twilio, Inc., Class A (x)*	3,100	73,160
Twitter, Inc.*	30,804	739,604
VeriSign, Inc. (x)*	4,100	469,204
Web.com Group, Inc.*	2,722	59,340
Yandex NV, Class A*	43,965	1,439,854
Yelp, Inc.*	26,453	1,109,968

Zillow Group, Inc., Class A*	2,297	93,580
Zillow Group, Inc., Class C (x)*	5,189	212,334

		139,251,320

IT Services (11.7%)
Accenture plc, Class A	40,637	6,221,118
Acxiom Corp.*	3,700	101,972
Alliance Data Systems Corp.	13,253	3,359,370
Amadeus IT Group SA	15,095	1,088,696
Automatic Data Processing, Inc.	24,514	2,872,796
Black Knight, Inc.*	5,551	245,077
Blackhawk Network Holdings, Inc.*	2,663	94,936
Booz Allen Hamilton Holding Corp.	7,150	272,630
Broadridge Financial Solutions, Inc. (x)	5,700	516,306
CACI International, Inc., Class A*	1,200	158,820
Cardtronics plc, Class A*	2,300	42,596
CGI Group, Inc., Class A*	12,100	657,393
Cognizant Technology Solutions Corp., Class A	81,912	5,817,390
Conduent, Inc.*	8,951	144,648
Convergys Corp. (x)	4,300	101,050
CoreLogic, Inc.*	3,800	175,598
CSG Systems International, Inc.	1,700	74,494
CSRA, Inc.	8,100	242,352
DST Systems, Inc.	3,000	186,210
DXC Technology Co.	157,030	14,902,147
EPAM Systems, Inc.*	2,299	246,982
Euronet Worldwide, Inc.*	2,600	219,102
EVERTEC, Inc.	3,083	42,083
ExlService Holdings, Inc.*	1,700	102,595
Fidelity National Information Services, Inc.	19,205	1,806,998
First Data Corp., Class A*	21,226	354,686
Fiserv, Inc.*	10,000	1,311,300
FleetCor Technologies, Inc.*	21,913	4,216,719
Gartner, Inc.*	4,400	541,860
Genpact Ltd.	70,215	2,228,624
Global Payments, Inc.	81,669	8,186,501
International Business Machines Corp.	41,362	6,345,758
Jack Henry & Associates, Inc.	3,700	432,752
Leidos Holdings, Inc.	6,925	447,147
ManTech International Corp., Class A	1,400	70,266
Mastercard, Inc., Class A	53,560	8,106,842
MAXIMUS, Inc.	3,200	229,056
Paychex, Inc.	15,300	1,041,624
PayPal Holdings, Inc.*	114,327	8,416,754
Presidio, Inc.*	1,500	28,755
Sabre Corp.	10,215	209,408
Science Applications International Corp.	2,162	165,544
Square, Inc., Class A (x)*	362,130	12,555,047
Sykes Enterprises, Inc.*	2,100	66,045
Syntel, Inc.*	1,400	32,186
TeleTech Holdings, Inc.	900	36,225
Teradata Corp. (x)*	5,895	226,722

See Notes to Financial Statements.

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MULTIMANAGER TECHNOLOGY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

	Number of Shares	Value (Note 1)

Total System Services, Inc.	74,549	$5,896,080
Travelport Worldwide Ltd.	6,210	81,165
Vantiv, Inc., Class A*	14,248	1,047,940
Visa, Inc., Class A	153,648	17,518,945
Western Union Co. (The)	21,700	412,517
WEX, Inc.*	22,479	3,174,709

		123,074,536

Semiconductors & Semiconductor Equipment (13.4%)
Advanced Energy Industries, Inc.*	1,900	128,212
Advanced Micro Devices, Inc. (x)*	154,334	1,586,554
Amkor Technology, Inc.*	6,600	66,330
ams AG*	19,215	1,744,129
Analog Devices, Inc.	17,685	1,574,496
Applied Materials, Inc.	198,144	10,129,121
ASML Holding NV (NYRS) (x)	13,297	2,311,285
Axcelis Technologies, Inc.*	24,451	701,744
Broadcom Ltd.	52,658	13,527,840
Brooks Automation, Inc.	3,700	88,245
Cabot Microelectronics Corp.	1,200	112,896
Cavium, Inc.*	14,714	1,233,475
Cirrus Logic, Inc.*	3,100	160,766
Cree, Inc.*	19,270	715,688
Cypress Semiconductor Corp.	16,225	247,269
Diodes, Inc.*	1,700	48,739
Entegris, Inc.	6,900	210,105
First Solar, Inc.*	4,000	270,080
Infineon Technologies AG	168,630	4,620,222
Inphi Corp. (x)*	1,979	72,431
Integrated Device Technology, Inc.*	41,826	1,243,487
Intel Corp.	224,900	10,381,384
KLA-Tencor Corp.	19,497	2,048,550
Kulicke & Soffa Industries, Inc.*	3,400	82,739
Lam Research Corp.	44,374	8,167,922
Land Mark Optoelectronics Corp.	49,100	633,580
MACOM Technology Solutions Holdings, Inc. (x)*	1,869	60,817
Marvell Technology Group Ltd.	497,310	10,677,246
Maxim Integrated Products, Inc.	13,700	716,236
MaxLinear, Inc.*	2,800	73,976
Microchip Technology, Inc. (x)	138,920	12,208,290
Micron Technology, Inc.*	346,588	14,251,698
Microsemi Corp.*	16,774	866,377
MKS Instruments, Inc.	2,600	245,700
Monolithic Power Systems, Inc.	1,900	213,484
NVIDIA Corp.	73,042	14,133,626
ON Semiconductor Corp.*	20,641	432,223
Power Integrations, Inc.	1,500	110,325
Qorvo, Inc.*	6,181	411,655
QUALCOMM, Inc.	114,275	7,315,886
Rambus, Inc.*	5,800	82,476
Semtech Corp. (x)*	3,400	116,280
Silergy Corp.	36,000	822,622
Silicon Laboratories, Inc.*	2,100	185,430
Skyworks Solutions, Inc.	8,900	845,055
SolarEdge Technologies, Inc. (x)*	1,800	67,590
SunPower Corp. (x)*	2,954	24,902
Synaptics, Inc. (x)*	1,700	67,898
Taiwan Semiconductor Manufacturing Co. Ltd.	207,000	1,596,401
Teradyne, Inc.	104,600	4,379,602
Texas Instruments, Inc.	60,835	6,353,607
Tokyo Electron Ltd.	4,800	869,048
Tower Semiconductor Ltd.*	34,540	1,177,123
Veeco Instruments, Inc.*	2,200	32,670
Versum Materials, Inc.	5,332	201,816
Xilinx, Inc.	12,000	809,040
Xperi Corp.	2,600	63,440

		141,519,828

Software (18.3%)
ACI Worldwide, Inc.*	5,700	129,219
Activision Blizzard, Inc.	36,300	2,298,516
Adobe Systems, Inc.*	27,260	4,777,042
Alfa Financial Software Holdings plc (m)*	76,300	551,138
ANSYS, Inc.*	4,100	605,119
Aspen Technology, Inc.*	3,474	229,979
Atlassian Corp. plc, Class A*	595	27,084
Autodesk, Inc.*	19,280	2,021,122
Barracuda Networks, Inc.*	1,409	38,748
Blackbaud, Inc.	2,300	217,327
Blackline, Inc.*	700	22,960
BroadSoft, Inc.*	1,500	82,350
CA, Inc.	15,300	509,184
Cadence Design Systems, Inc.*	13,400	560,388
Callidus Software, Inc.*	3,500	100,275
CDK Global, Inc.	6,363	453,555
Citrix Systems, Inc.*	6,800	598,400
CommVault Systems, Inc.*	2,200	115,500
Dell Technologies, Inc., Class V*	9,736	791,342
Ebix, Inc. (x)	1,100	87,175
Electronic Arts, Inc.*	24,270	2,549,806
Ellie Mae, Inc. (x)*	1,685	150,639
Fair Isaac Corp.	1,500	229,800
FireEye, Inc. (x)*	7,940	112,748
Fortinet, Inc. (x)*	7,000	305,830
Guidewire Software, Inc.*	9,555	709,554
HubSpot, Inc.*	7,372	651,685
Imperva, Inc.*	1,457	57,843
Intuit, Inc.	11,600	1,830,248
Manhattan Associates, Inc.*	3,500	173,390
Micro Focus International plc	56,835	1,936,044
Microsoft Corp.	616,060	52,697,772
MicroStrategy, Inc., Class A*	500	65,650
Nexon Co. Ltd.*	32,200	937,351
Nintendo Co. Ltd.	2,500	913,912
Nuance Communications, Inc.*	13,100	214,185
Open Text Corp.	13,036	464,994
Oracle Corp.	146,400	6,921,792
Paycom Software, Inc. (x)*	114,263	9,178,747
Paylocity Holding Corp.*	1,278	60,270
Pegasystems, Inc.	1,700	80,155
Progress Software Corp.	2,504	106,595
Proofpoint, Inc. (x)*	118,899	10,559,420
PTC, Inc.*	5,462	331,926
Qualys, Inc.*	1,400	83,090
RealPage, Inc.*	2,500	110,750
Red Hat, Inc.*	50,530	6,068,653

See Notes to Financial Statements.

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MULTIMANAGER TECHNOLOGY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

	Number of Shares	Value (Note 1)

RingCentral, Inc., Class A*	3,000	$145,200
salesforce.com, Inc.*	175,504	17,941,774
ServiceNow, Inc.*	144,665	18,862,869
Snap, Inc., Class A (x)*	11,300	165,093
Sophos Group plc (m)	923,570	7,107,661
Splunk, Inc.*	12,995	1,076,506
SS&C Technologies Holdings, Inc.	8,400	340,032
Symantec Corp.	30,000	841,800
Synopsys, Inc.*	7,300	622,252
Tableau Software, Inc., Class A*	20,104	1,391,197
Take-Two Interactive Software, Inc.*	60,640	6,657,059
Temenos Group AG (Registered)*	13,705	1,758,043
TiVo Corp.	5,969	93,116
Tyler Technologies, Inc.*	1,700	300,985
Ultimate Software Group, Inc. (The)*	1,336	291,555
Varonis Systems, Inc.*	1,000	48,550
Verint Systems, Inc. (x)*	3,069	128,438
VMware, Inc., Class A (x)*	70,080	8,782,426
Workday, Inc., Class A*	133,654	13,597,958
Zendesk, Inc.*	4,981	168,557
Zynga, Inc., Class A*	37,198	148,792

		192,189,135

Technology Hardware, Storage & Peripherals (8.6%)
3D Systems Corp. (x)*	5,400	46,656
Apple, Inc.	337,816	57,168,602
BlackBerry Ltd.*	23,903	266,997
Catcher Technology Co. Ltd.	126,000	1,388,780
Cray, Inc.*	2,300	55,660
Diebold Nixdorf, Inc. (x)	3,600	58,860
Electronics For Imaging, Inc.*	2,400	70,872
Hewlett Packard Enterprise Co.	76,232	1,094,692
HP, Inc.	128,537	2,700,562
NCR Corp.*	6,100	207,339
NetApp, Inc.	322,576	17,844,904
Pure Storage, Inc., Class A*	99,985	1,585,762
Samsung Electronics Co. Ltd.	2,737	6,514,293
Seagate Technology plc	13,905	581,785
Super Micro Computer, Inc.*	2,000	41,850
Western Digital Corp.	14,151	1,125,429
Xerox Corp.	10,563	307,911

		91,060,954

Total Information Technology		754,141,789

Total Common Stocks (78.9%) (Cost $430,488,039)		832,068,074

EXCHANGE TRADED FUNDS (ETF):
iShares North American Tech ETF (x)‡	410,650	69,313,614
Technology Select Sector SPDR Fund	1,080,400	69,091,580
Vanguard Information Technology ETF (x)	422,300	69,565,479

Total Exchange Traded Funds (19.7%) (Cost $70,627,424)		207,970,673

	Number of Rights	Value (Note 1)

RIGHTS:
Industrials (0.0%)
Electrical Equipment (0.0%)
Bizlink Holding, Inc. (r)* (Cost $—)	1,421	$3,271

	Number of Shares	Value (Note 1)
SHORT-TERM INVESTMENTS:
Investment Company (0.1%)
JPMorgan Prime Money Market Fund, IM Shares	1,356,314	1,356,451

	Principal Amount	Value (Note 1)
Repurchase Agreements (8.2%)
Bank of Nova Scotia (The), 1.39%, dated 12/29/17, due 1/2/18, repurchase price $8,001,236, collateralized by various U.S. Government Treasury Securities, ranging from 0.000%-3.750%, maturing 1/11/18-2/15/47; total market value $8,166,711. (xx)	$8,000,000	$8,000,000
Bank of Nova Scotia (The), 1.39%, dated 12/29/17, due 1/2/18, repurchase price $1,000,154, collateralized by various U.S. Government Treasury Securities, ranging from 0.000%-3.750%, maturing 1/11/18-2/15/47; total market value $1,020,839. (xx)	1,000,000	1,000,000
Bank of Nova Scotia (The), 1.39%, dated 12/29/17, due 1/2/18, repurchase price $228,677, collateralized by various U.S. Government Treasury Securities, ranging from 0.000%-3.750%, maturing 1/11/18-2/15/47; total market value $233,407. (xx)	228,642	228,642
Citigroup Global Markets Ltd., 1.40%, dated 12/29/17, due 1/2/18, repurchase price $5,800,902, collateralized by various Foreign Government Agency Securities, ranging from 1.625%-2.500%, maturing 3/16/21-7/29/25, U.S. Government Treasury Securities, ranging from 0.875%-7.250%, maturing from 8/15/20-2/15/47; total market value $5,916,001. (xx)	5,800,000	5,800,000
Citigroup Global Markets, Inc., 1.60%, dated 12/29/17, due 1/2/18, repurchase price $5,000,889, collateralized by various Common Stocks; total market value $5,500,002. (xx)	5,000,000	5,000,000

See Notes to Financial Statements.

1447

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PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

	Principal Amount	Value (Note 1)

Deutsche Bank AG, 1.81%, dated 12/29/17, due 1/2/18, repurchase price $8,001,609, collateralized by various Common Stocks, U.S. Government Treasury Securities, ranging from 1.875%-2.250%, maturing 4/30/22-8/15/46; total market value $8,897,770. (xx)	$8,000,000	$8,000,000
Deutsche Bank AG, 1.81%, dated 12/29/17, due 1/2/18, repurchase price $6,951,398, collateralized by various Common Stocks, U.S. Government Treasury Securities, ranging from 1.875%-2.250%, maturing 4/30/22-8/15/46; total market value $7,729,938. (xx)	6,950,000	6,950,000
Deutsche Bank AG, 1.81%, dated 12/29/17, due 1/2/18, repurchase price $2,000,402, collateralized by various Common Stocks, U.S. Government Treasury Securities, ranging from 1.875%-2.250%, maturing 4/30/22-8/15/46; total market value $2,224,443. (xx)	2,000,000	2,000,000
Deutsche Bank AG, 1.81%, dated 12/29/17, due 1/2/18, repurchase price $4,900,985, collateralized by various Common Stocks, U.S. Government Treasury Securities, ranging from 1.875%-2.250%, maturing 4/30/22-8/15/46; total market value $5,449,884. (xx)	4,900,000	4,900,000
Deutsche Bank AG, 1.55%, dated 12/29/17, due 1/2/18, repurchase price $3,000,517, collateralized by various Corporate Bonds, ranging from 1.750%-1.875%, maturing 9/5/19-4/14/22, Foreign Government Agency Securities, ranging from 1.875%-2.000%, maturing 3/15/19-5/2/25; total market value $3,060,002. (xx)	3,000,000	3,000,000
Macquarie Bank Ltd., 1.42%, dated 12/29/17, due 1/2/18, repurchase price $5,500,868, collateralized by various U.S. Government Treasury Securities, ranging from 0.000%-3.750%, maturing 1/4/18-11/15/47; total market value $5,612,476. (xx)	5,500,000	5,500,000
NBC Global Finance Ltd., 1.59%, dated 12/29/17, due 1/2/18, repurchase price $6,901,219, collateralized by various Common Stocks; total market value $7,675,744. (xx)	6,900,000	6,900,000

NBC Global Finance Ltd., 1.59%, dated 12/29/17, due 1/2/18, repurchase price $8,001,413, collateralized by various Common Stocks; total market value $8,899,413. (xx)	8,000,000	8,000,000
NBC Global Finance Ltd., 1.59%, dated 12/29/17, due 1/2/18, repurchase price $7,701,360, collateralized by various Common Stocks; total market value $8,565,685. (xx)	7,700,000	7,700,000
RBS Securities, Inc., 1.37%, dated 12/29/17, due 1/2/18, repurchase price $11,259,032, collateralized by various U.S. Government Treasury Securities, ranging from 1.750%-1.875%, maturing 2/28/22-9/30/22; total market value $11,482,534. (xx)	11,257,318	11,257,318
Societe Generale SA, 1.32%, dated 12/29/17, due 1/5/18, repurchase price $2,000,513, collateralized by various U.S. Government Treasury Securities, ranging from 0.000%-8.125%, maturing 2/28/19-2/15/44; total market value $2,040,000. (xx)	2,000,000	2,000,000

Total Repurchase Agreements		86,235,960

Total Short-Term Investments (8.3%) (Cost $87,592,410)		87,592,411

Total Investments in Securities (106.9%) (Cost $588,707,873)		1,127,634,429
Other Assets Less Liabilities (-6.9%)		(73,189,838)

Net Assets (100%)		$1,054,444,591

*	Non-income producing.
‡	All, or a portion, of the security is an affiliated company as defined under the Investment Company Act of 1940.
(m)	Regulation S is an exemption for securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. Resale restrictions may apply for purposes of the Securities Act of 1933. At December 31, 2017, the market value of these securities amounted to $8,390,436 or 0.8% of net assets.
(r)	Value determined using significant unobservable inputs.
(x)	All or a portion of security is on loan at December 31, 2017.
(xx)	At December 31, 2017, the Portfolio had loaned securities with a total value of $87,266,159. This was secured by cash collateral of $86,235,960 which was subsequently invested in joint repurchase agreements with a total value of $86,235,960, as detailed in the Notes to the Financial Statements, for which the Portfolio has a proportionate interest as reported in the Portfolio of Investments as Repurchase Agreements, and $3,727,714 collateralized by various U.S. Government Treasury Securities, ranging from 0.000% - 5.000%, maturing 1/4/18 - 11/15/46.

Glossary:

ADR	— American Depositary Receipt
NYRS	— New York Registry Shares

See Notes to Financial Statements.

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PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

Investments in companies which were affiliates for the year ended December 31, 2017, were as follows:

Security Description	Shares at December 31, 2017	Market Value December 31, 2016 ($)	Purchases at Cost ($)	Proceeds from Sales ($)	Net Realized Gain (Loss) ($)	Change in Unrealized Appreciation/ (Depreciation) ($)	Market Value December 31, 2017 ($)	Dividend/ Interest Income ($)	Capital Gain Distributions ($)
iShares North American Tech ETF	410,650	51,399,722	—	(661,953)	199,514	18,376,331	69,313,614	395,585	—

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2017:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Common Stocks
Consumer Discretionary	$70,824,081	$530,768	$–	$71,354,849
Health Care	1,833,085	–	–	1,833,085
Industrials	3,227,432	1,510,919	–	4,738,351
Information Technology	707,577,540	46,564,249	–	754,141,789
Exchange Traded Funds	207,970,673	–	–	207,970,673
Rights
Industrials	–	–	3,271	3,271
Short-Term Investments
Investment Company	1,356,451	–	–	1,356,451
Repurchase Agreements	–	86,235,960	–	86,235,960

Total Assets	$992,789,262	$134,841,896	$3,271	$1,127,634,429

Total Liabilities	$–	$–	$–	$–

Total	$992,789,262	$134,841,896	$3,271	$1,127,634,429

There were no transfers between Levels 1, 2 or 3 during the year ended December 31, 2017.

The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2017:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instrument^	Forward Foreign Currency Contracts
Foreign exchange contracts	$34,041

^ This Portfolio held forward foreign currency contracts for hedging.

The Portfolio held forward foreign currency contracts with an average settlement value of approximately $293,000 for one month during the year ended December 31, 2017.

See Notes to Financial Statements.

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MULTIMANAGER TECHNOLOGY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

Investment security transactions for the year ended December 31, 2017 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$483,827,866
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$545,082,614

As of December 31, 2017, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments in securities and derivative instruments, if applicable, for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$531,403,654
Aggregate gross unrealized depreciation	(5,067,451)

Net unrealized appreciation	$526,336,203

Federal income tax cost of investments in securities and derivative instruments, if applicable	$601,298,226

For the year ended December 31, 2017, the Portfolio incurred approximately $659 as brokerage commissions with Sanford C. Bernstein & Co., LLC, an affiliated broker/dealer.

See Notes to Financial Statements.

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STATEMENT OF ASSETS AND LIABILITIES

December 31, 2017

ASSETS
Investments in Securities, at value (x):
Affiliated Issuers (Cost $26,484,398)	$69,313,614
Unaffiliated Issuers (Cost $475,987,515)	972,084,855
Repurchase Agreements (Cost $86,235,960)	86,235,960
Cash	12,843,905
Foreign cash (Cost $747,665)	743,064
Receivable for securities sold	5,362,642
Due from Custodian	617,522
Receivable from Separate Accounts for Portfolio shares sold	314,494
Dividends, interest and other receivables	169,142
Securities lending income receivable	72,285
Other assets	3,929

Total assets	1,147,761,412

LIABILITIES
Payable for return of collateral on securities loaned	86,235,960
Payable for securities purchased	4,904,037
Payable to Separate Accounts for Portfolio shares redeemed	921,916
Investment management fees payable	769,953
Distribution fees payable – Class IB	219,434
Administrative fees payable	110,036
Trustees’ fees payable	14,340
Distribution fees payable – Class IA	4,720
Accrued expenses	136,425

Total liabilities	93,316,821

NET ASSETS	$1,054,444,591

Net assets were comprised of:
Paid in capital	$504,899,215
Accumulated undistributed net investment income (loss)	227,290
Accumulated undistributed net realized gain (loss)	10,390,960
Net unrealized appreciation (depreciation)	538,927,126

Net assets	$1,054,444,591

Class IA
Net asset value, offering and redemption price per share, $22,065,920 / 823,519 shares outstanding (unlimited amount authorized: $0.01 par value)	$26.79

Class IB
Net asset value, offering and redemption price per share, $1,019,643,856 / 39,339,338 shares outstanding (unlimited amount authorized: $0.01 par value)	$25.92

Class K
Net asset value, offering and redemption price per share, $12,734,815 / 466,837 shares outstanding (unlimited amount authorized: $0.01 par value)	$27.28

(x)	Includes value of securities on loan of $87,266,159.

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2017

INVESTMENT INCOME
Dividends ($395,585 of dividend income received from affiliates) (net of $68,358 foreign withholding tax)	$8,996,017
Interest	46,739
Securities lending (net)	517,207

Total income	9,559,963

EXPENSES
Investment management fees	9,109,600
Distribution fees – Class IB	2,324,821
Administrative fees	1,181,940
Custodian fees	136,500
Printing and mailing expenses	83,514
Professional fees	69,929
Distribution fees – Class IA	49,510
Trustees’ fees	22,031
Miscellaneous	15,339

Gross expenses	12,993,184
Less: Waiver from investment manager	(1,013,312)

Net expenses	11,979,872

NET INVESTMENT INCOME (LOSS)	(2,419,909)

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Investments in securities ($199,514 of realized gain (loss) from affiliates)	98,101,012
Forward foreign currency contracts	34,041
Foreign currency transactions	(43,189)

Net realized gain (loss)	98,091,864

Change in unrealized appreciation (depreciation) on:
Investments in securities ($18,376,331 of change in unrealized appreciation (depreciation) from affiliates)	212,272,684
Foreign currency translations	59,926

Net change in unrealized appreciation (depreciation)	212,332,610

NET REALIZED AND UNREALIZED GAIN (LOSS)	310,424,474

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$308,004,565

See Notes to Financial Statements.

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STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2017	2016
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$(2,419,909)	$163,943
Net realized gain (loss)	98,091,864	51,774,391
Net change in unrealized appreciation (depreciation)	212,332,610	14,042,631

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	308,004,565	65,980,965

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income
Class IA	(781)	(1,014)
Class IB	(38,446)	(51,615)
Class K	(402)	(14,715)

	(39,629)	(67,344)

Distributions from net realized capital gains
Class IA	(1,668,242)	(825,123)
Class IB	(80,536,419)	(39,041,081)
Class K	(903,521)	(270,257)

	(83,108,182)	(40,136,461)

TOTAL DIVIDENDS AND DISTRIBUTIONS	(83,147,811)	(40,203,805)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 311,519 and 86,256 shares, respectively ]	7,595,881	1,756,484
Capital shares issued in reinvestment of dividends and distributions [ 62,449 and 39,162 shares, respectively ]	1,669,023	826,137
Capital shares repurchased [ (366,853) and (112,082) shares, respectively ]	(8,979,975)	(2,296,092)

Total Class IA transactions	284,929	286,529

Class IB
Capital shares sold [ 4,265,771 and 3,522,502 shares, respectively ]	104,397,091	69,391,523
Capital shares issued in reinvestment of dividends and distributions [ 3,115,885 and 1,910,628 shares, respectively ]	80,574,865	39,092,696
Capital shares repurchased [ (6,592,862) and (7,196,937) shares, respectively ]	(162,301,236)	(141,091,054)

Total Class IB transactions	22,670,720	(32,606,835)

Class K
Capital shares sold [ 734,987 and 270,825 shares, respectively ]	19,019,544	5,624,099
Capital shares issued in reinvestment of dividends and distributions [ 33,228 and 13,322 shares, respectively ]	903,923	284,972
Capital shares repurchased [ (583,408) and (270,659) shares, respectively ]	(15,193,625)	(5,629,701)

Total Class K transactions	4,729,842	279,370

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	27,685,491	(32,040,936)

TOTAL INCREASE (DECREASE) IN NET ASSETS	252,542,245	(6,263,776)
NET ASSETS:
Beginning of year	801,902,346	808,166,122

End of year (a)	$1,054,444,591	$801,902,346

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$227,290	$271,161

See Notes to Financial Statements.

1452

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FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class IA	2017	2016	2015	2014	2013
Net asset value, beginning of year	$20.83	$20.09	$20.35	$19.23	$14.18

Income (loss) from investment operations:
Net investment income (loss) (e)	(0.07)	— #	(0.05)	(0.04)	(0.03)
Net realized and unrealized gain (loss)	8.19	1.80	1.29	2.65	5.08

Total from investment operations	8.12	1.80	1.24	2.61	5.05

Less distributions:
Dividends from net investment income	— #	— #	—	—	—
Distributions from net realized gains	(2.16)	(1.06)	(1.50)	(1.49)	—

Total dividends and distributions	(2.16)	(1.06)	(1.50)	(1.49)	—

Net asset value, end of year	$26.79	$20.83	$20.09	$20.35	$19.23

Total return	39.12%	8.96%	6.29%	13.55%	35.61%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$22,066	$17,010	$16,132	$16,481	$15,170
Ratio of expenses to average net assets:
After waivers (f)	1.25%	1.25%	1.28%	1.37%	1.40%
After waivers and fees paid indirectly (f)	1.25%	1.25%	1.28%	1.37%	1.39%
Before waivers and fees paid indirectly (f)	1.36%	1.37%	1.35%	1.40%	1.40%
Ratio of net investment income (loss) to average net assets:
After waivers (f)	(0.26)%	0.02%	(0.23)%	(0.20)%	(0.17)%
After waivers and fees paid indirectly (f)	(0.26)%	0.02%	(0.23)%	(0.20)%	(0.16)%
Before waivers and fees paid indirectly (f)	(0.36)%	(0.10)%	(0.30)%	(0.23)%	(0.17)%
Portfolio turnover rate^	51%	64%	67%	59%	64%

	Year Ended December 31,
Class IB	2017	2016	2015	2014	2013
Net asset value, beginning of year	$20.21	$19.51	$19.81	$18.75	$13.83

Income (loss) from investment operations:
Net investment income (loss) (e)	(0.06)	— #	(0.05)	(0.04)	(0.03)
Net realized and unrealized gain (loss)	7.93	1.76	1.25	2.59	4.95

Total from investment operations	7.87	1.76	1.20	2.55	4.92

Less distributions:
Dividends from net investment income	— #	— #	—	—	—
Distributions from net realized gains	(2.16)	(1.06)	(1.50)	(1.49)	—

Total dividends and distributions	(2.16)	(1.06)	(1.50)	(1.49)	—

Net asset value, end of year	$25.92	$20.21	$19.51	$19.81	$18.75

Total return	39.09%	8.97%	6.26%	13.58%	35.57%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$1,019,644	$778,933	$786,566	$787,345	$727,651
Ratio of expenses to average net assets:
After waivers (f)	1.25%	1.25%	1.28%	1.37%	1.40%
After waivers and fees paid indirectly (f)	1.25%	1.25%	1.28%	1.37%	1.39%
Before waivers and fees paid indirectly (f)	1.36%	1.37%	1.35%	1.40%	1.40%
Ratio of net investment income (loss) to average net assets:
After waivers (f)	(0.25)%	0.02%	(0.23)%	(0.20)%	(0.17)%
After waivers and fees paid indirectly (f)	(0.25)%	0.02%	(0.23)%	(0.20)%	(0.16)%
Before waivers and fees paid indirectly (f)	(0.36)%	(0.10)%	(0.30)%	(0.23)%	(0.17)%
Portfolio turnover rate^	51%	64%	67%	59%	64%

See Notes to Financial Statements.

1453

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MULTIMANAGER TECHNOLOGY PORTFOLIO

FINANCIAL HIGHLIGHTS (Continued)

	Year Ended December 31,
Class K	2017	2016	2015	2014	2013
Net asset value, beginning of year	$21.13	$20.36	$20.55	$19.37	$14.20

Income (loss) from investment operations:
Net investment income (loss) (e)	— #	0.06	— #	0.04	0.05
Net realized and unrealized gain (loss)	8.31	1.83	1.31	2.63	5.12

Total from investment operations	8.31	1.89	1.31	2.67	5.17

Less distributions:
Dividends from net investment income	— #	(0.06)	—	—	—
Distributions from net realized gains	(2.16)	(1.06)	(1.50)	(1.49)	—

Total dividends and distributions	(2.16)	(1.12)	(1.50)	(1.49)	—

Net asset value, end of year	$27.28	$21.13	$20.36	$20.55	$19.37

Total return	39.47%	9.21%	6.57%	13.76%	36.41%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$12,735	$5,960	$5,468	$5,849	$1,404
Ratio of expenses to average net assets:
After waivers (f)	1.00%	1.00%	1.03%	1.10%	1.15%
After waivers and fees paid indirectly (f)	1.00%	1.00%	1.03%	1.10%	1.14%
Before waivers and fees paid indirectly (f)	1.10%	1.12%	1.10%	1.14%	1.15%
Ratio of net investment income (loss) to average net assets:
After waivers (f)	(0.02)%	0.28%	0.02%	0.17%	0.29%
After waivers and fees paid indirectly (f)	(0.02)%	0.28%	0.02%	0.17%	0.30%
Before waivers and fees paid indirectly (f)	(0.12)%	0.16%	(0.05)%	0.13%	0.29%
Portfolio turnover rate^	51%	64%	67%	59%	64%
#	Per share amount is less than $0.005.
^	Portfolio turnover rate excludes derivatives, if any.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.

See Notes to Financial Statements.

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Note 1	Organization and Significant Accounting Policies

EQ Advisors Trust (the “Trust”) was organized as a Delaware statutory trust on October 31, 1996, and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust currently offers eighty-five portfolios (each a “Portfolio”). The investment manager to each Portfolio is AXA Equitable Funds Management Group, LLC (“FMG LLC” or the “Adviser”), a wholly-owned subsidiary of AXA Equitable Life Insurance Company (“AXA Equitable”).

On May 4, 2017, FMG LLC contributed capital into the 1290 VT DoubleLine Dynamic Allocation Portfolio in the amount of $11,000,000 for Class K shares.

FMG LLC contributed seed capital at the Portfolios’ commencement of operations as listed below:

Portfolios:	Commencement Date	Class	Seed capital
1290 VT Multi-Alternative Strategies	11/13/2017	Class IB	$100,000
1290 VT Multi-Alternative Strategies	11/13/2017	Class K	4,900,000
AXA/AB Dynamic Aggressive Growth	11/13/2017	Class IB	100,000
AXA/AB Dynamic Aggressive Growth	11/13/2017	Class K	9,900,000
AXA/JPMorgan Strategic Allocation	11/13/2017	Class IB	100,000
AXA/JPMorgan Strategic Allocation	11/13/2017	Class K	9,900,000
AXA/Legg Mason Strategic Allocation	2/22/2016	Class IB	100,000
AXA/Legg Mason Strategic Allocation	2/22/2016	Class K	9,900,000

Under the Trust’s organizational documents, the Trust’s officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts with vendors and others that may provide for general indemnifications. A Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio. However, based on experience, the Trust and management expect the risk of loss to be remote.

The Adviser and each of the investment sub-advisers (each, a “Sub-Adviser”), subject to the supervision of the Adviser, independently chooses and maintains a portfolio of securities for the Portfolio(s).

The All Asset Growth-Alt 20 Portfolio is a type of mutual fund often described as a “fund-of-funds”. This Portfolio pursues its investment objectives by investing exclusively in other mutual funds managed by FMG LLC and unaffiliated investment companies or exchange-traded funds (“ETFs”).

Each of the AXA Ultra Conservative Strategy Portfolio, AXA Conservative Strategy Portfolio, AXA Conservative Growth Strategy Portfolio, AXA Balanced Strategy Portfolio, AXA Moderate Growth Strategy Portfolio, AXA Growth Strategy Portfolio and AXA Aggressive Strategy Portfolio (each, an “AXA Strategic Allocation Series Portfolio” and together, the “AXA Strategic Allocation Series Portfolios”) and AXA/Franklin Templeton Allocation Managed Volatility Portfolio is a type of mutual fund often described as a “fund-of-funds.” The AXA/Franklin Templeton Allocation Managed Volatility Portfolio and AXA Strategic Allocation Series Portfolios pursue their investment objectives by investing exclusively in other affiliated mutual funds managed by FMG LLC.

Each of the 1290 VT Energy Portfolio, 1290 VT Low Volatility Global Equity Portfolio and 1290 VT Multi-Alternative Strategies Portfolio (each, an “ETF Portfolio” and together, the “ETF Portfolios”) is a type of mutual fund often described as a “fund-of-funds.” The ETF Portfolios pursue their investment objectives by investing exclusively in unaffiliated ETFs.

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Each of the AXA 500 Managed Volatility Portfolio, AXA 400 Managed Volatility Portfolio, AXA 2000 Managed Volatility Portfolio, AXA International Managed Volatility Portfolio, ATM International Managed Volatility Portfolio, ATM Large Cap Managed Volatility Portfolio, ATM Mid Cap Managed Volatility Portfolio and the ATM Small Cap Managed Volatility Portfolio (each, a “Tactical Portfolio” and together, the “Tactical Portfolios”) and the 1290 VT Convertible Securities Portfolio, 1290 VT High Yield Bond Portfolio, 1290 VT Micro Cap Portfolio, 1290 VT Small Cap Value Portfolio, AXA Global Equity Managed Volatility Portfolio, AXA International Core Managed Volatility Portfolio, AXA International Value Managed Volatility Portfolio, AXA Large Cap Core Managed Volatility Portfolio, AXA Large Cap Growth Managed Volatility Portfolio, AXA Large Cap Value Managed Volatility Portfolio, AXA Mid Cap Value Managed Volatility Portfolio, AXA/AB Small Cap Growth Portfolio, AXA/Franklin Balanced Managed Volatility Portfolio, AXA/Franklin Small Cap Value Managed Volatility Portfolio, AXA/Morgan Stanley Small Cap Growth Portfolio, AXA/Mutual Large Cap Equity Managed Volatility Portfolio, AXA/Templeton Global Equity Managed Volatility Portfolio, EQ/Emerging Markets Equity PLUS Portfolio, EQ/Global Bond PLUS Portfolio, EQ/Quality Bond PLUS Portfolio, Multimanager Aggressive Equity Portfolio, Multimanager Core Bond Portfolio, Multimanager Mid Cap Growth Portfolio, Multimanager Mid Cap Value Portfolio and Multimanager Technology Portfolio may utilize multiple Sub-Advisers (each, a “Multiadviser Portfolio” and together, the “Multiadviser Portfolios”). Each of the Sub-Advisers independently chooses and maintains a portfolio of securities for the Multiadviser Portfolio and each is responsible for investing a specific allocated portion of the Multiadviser Portfolio’s assets. Because each Sub-Adviser will invest its allocated portion of the Multiadviser Portfolio independently from the other Sub-Advisers, the same security may be held in different portions of the Multiadviser Portfolio, or may be acquired for one portion of the Multiadviser Portfolio at a time when the Sub-Adviser of another portion deems it appropriate to dispose of the security. Similarly, under some market conditions, one Sub-Adviser may believe that temporary defensive investments in short-term instruments or cash are appropriate when the other Sub-Adviser believes continued exposure to the equity or fixed income markets is appropriate for their allocated portions of the Multiadviser Portfolio. Because each Sub-Adviser is responsible for the trading for its own portion of the Multiadviser Portfolio, and does not aggregate its transactions with those of the other Sub-Adviser, the Multiadviser Portfolio may incur higher brokerage costs, and may have higher portfolio turnover, than would be the case if a single Sub-Adviser were managing the entire Multiadviser Portfolio.

The Trust issues three classes of shares, Class IA, Class IB and Class K, as shown in the respective Portfolio’s Statement of Assets and Liabilities. The Class IA and Class IB shares are subject to distribution fees imposed under distribution plans (“Distribution Plans”) adopted pursuant to Rule 12b-1 under the 1940 Act. Under the Trust’s multiple class distribution system, all three classes of shares have identical voting, dividend, liquidation and other rights, other than the payment of distribution fees under the applicable Distribution Plan. The Trust’s shares are currently sold only to insurance company separate accounts in connection with variable life insurance contracts and variable annuity certificates and contracts issued by AXA Equitable, AXA Life and Annuity Company and other affiliated or unaffiliated insurance companies, and to the AXA Equitable 401(k) Plan. Shares also may be sold to other tax-qualified retirement plans, to other series of the Trust and to series of AXA Premier VIP Trust, a separate registered investment company managed by FMG LLC.

The investment objectives of each Portfolio are as follows:

All Asset Growth-Alt 20 Portfolio — Seeks long-term capital appreciation and current income.

AXA Ultra Conservative Strategy Portfolio — Seeks current income.

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AXA Conservative Strategy Portfolio — Seeks a high level of current income.

AXA Conservative Growth Strategy Portfolio — Seeks current income and growth of capital, with greater emphasis on current income.

AXA Balanced Strategy Portfolio — Seeks long-term capital appreciation and current income.

AXA Moderate Growth Strategy Portfolio — Seeks long-term capital appreciation and current income, with a greater emphasis on current income.

AXA Growth Strategy Portfolio — Seeks long-term capital appreciation and current income, with a greater emphasis on capital appreciation.

AXA Aggressive Strategy Portfolio — Seeks long-term capital appreciation and current income, with a greater emphasis on capital appreciation.

AXA/Franklin Templeton Allocation Managed Volatility Portfolio — Primarily seeks capital appreciation and secondarily seeks income.

1290 VT Energy Portfolio (formerly EQ/Energy ETF Portfolio) — Seeks long-term capital appreciation.

1290 VT Low Volatility Global Equity Portfolio (formerly EQ/Low Volatility Global ETF Portfolio) — Seeks long-term capital appreciation with lower absolute volatility than the broad equity markets.

1290 VT Multi-Alternative Strategies Portfolio — Seeks long-term growth of capital.

1290 VT Convertible Securities Portfolio (formerly EQ/Convertible Securities Portfolio) (sub-advised by Palisade Capital Management, L.L.C.) — Seeks a high level of total return.

1290 VT DoubleLine Dynamic Allocation Portfolio (formerly All Asset Moderate Growth — Alt 15 Portfolio) (sub-advised by DoubleLine Capital LP (“DoubleLine”)) — Seeks to achieve total return from long-term capital appreciation and income. On or about May 1, 2017, DoubleLine was added as a Sub-Adviser to the Portfolio.

1290 VT DoubleLine Opportunistic Bond Portfolio (formerly AXA/DoubleLine Opportunistic Core Plus Bond Portfolio) (sub-advised by DoubleLine) — Seeks to maximize current income and total return.

1290 VT Equity Income Portfolio (formerly EQ/Boston Advisors Equity Income Portfolio) (sub-advised by Boston Advisors, LLC) — Seeks a combination of growth and income to achieve an above-average and consistent total return.

1290 VT GAMCO Mergers & Acquisitions Portfolio (formerly EQ/GAMCO Mergers and Acquisitions Portfolio) (sub-advised by GAMCO Asset Management, Inc. (“GAMCO”)) — Seeks to achieve capital appreciation.

1290 VT GAMCO Small Company Value Portfolio (formerly EQ/GAMCO Small Company Value Portfolio) (sub-advised by GAMCO) — Seeks to maximize capital appreciation.

1290 VT High Yield Bond Portfolio (formerly EQ/High Yield Bond Portfolio) (sub-advised by AXA Investment Managers, Inc., an affiliate of FMG LLC, and Post Advisory Group, LLP) — Seeks to maximize current income.

1290 VT Micro Cap Portfolio (formerly AXA/Lord Abbett Micro Cap Portfolio) (sub-advised by BlackRock Investment Management, LLC (“BlackRock”) and Lord, Abbett & Co. LLC (“Lord Abbett”)) — Seeks to achieve long-term growth of capital.

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1290 VT Natural Resources Portfolio (formerly AXA Natural Resources Portfolio) (sub-advised by AllianceBernstein L.P. (“AB”), an affiliate of FMG LLC) — Seeks to achieve long-term growth of capital.

1290 VT Real Estate Portfolio (formerly AXA Real Estate Portfolio) (sub-advised by AB) — Seeks to provide long-term capital appreciation and current income.

1290 VT Small Cap Value Portfolio (formerly AXA/Horizon Small Cap Value Portfolio) (sub-advised by BlackRock and Horizon Asset Management LLC) — Seeks to achieve long-term growth of capital.

1290 VT SmartBeta Equity Portfolio (formerly AXA SmartBeta Equity Portfolio) (sub-advised by AXA Rosenberg Investment Management LLC, an affiliate of FMG LLC) — Seeks to achieve long-term capital appreciation.

1290 VT Socially Responsible Portfolio (sub-advised by BlackRock) — Seeks to achieve long-term capital appreciation.

AXA Global Equity Managed Volatility Portfolio (sub-advised by BlackRock, Morgan Stanley Investment Management, Inc. (“MSIM”) and OppenheimerFunds, Inc. (“Oppenheimer”)) — Seeks to achieve long-term capital appreciation with an emphasis on risk-adjusted returns and managing volatility in the Portfolio.

AXA International Core Managed Volatility Portfolio (sub-advised by BlackRock, EARNEST Partners, LLC (“EARNEST”), Federated Global Investment Management Corp. and Massachusetts Financial Services Company d/b/a MFS Investment Management (“MFS”)) — Seeks to achieve long-term growth of capital with an emphasis on risk-adjusted returns and managing volatility in the Portfolio.

AXA International Value Managed Volatility Portfolio (sub-advised by BlackRock and Northern Cross LLC) — Seeks to provide current income and long-term growth of income, accompanied by growth of capital with an emphasis on risk-adjusted returns and managing volatility in the Portfolio.

AXA Large Cap Core Managed Volatility Portfolio (sub-advised by BlackRock, Capital Guardian Trust Company (“Capital Guardian”), Thornburg Investment Management, Inc. and Vaughan Nelson Investment Management) — Seeks to achieve long-term growth of capital with an emphasis on risk-adjusted returns and managing volatility in the Portfolio.

AXA Large Cap Growth Managed Volatility Portfolio (sub-advised by BlackRock, HS Management Partners, LLC, Loomis Sayles & Company, L.P. (“Loomis Sayles”), Polen Capital Management, LLC and T. Rowe Price Associates, Inc. (“T. Rowe Price”)) — Seeks to provide long-term capital growth with an emphasis on risk-adjusted returns and managing volatility in the Portfolio.

AXA Large Cap Value Managed Volatility Portfolio (sub-advised by AB, BlackRock and MFS) — Seeks to achieve long-term growth of capital with an emphasis on risk-adjusted returns and managing volatility in the Portfolio.

AXA Mid Cap Value Managed Volatility Portfolio (sub-advised by BlackRock, Diamond Hill Capital Management, Inc. (“Diamond Hill”) and Wellington Management Company, LLP (“Wellington Management”)) — Seeks to achieve long-term capital appreciation with an emphasis on risk-adjusted returns and managing volatility in the Portfolio.

AXA/AB Dynamic Aggressive Growth Portfolio (sub-advised by AB) — Seeks to achieve total return from long-term growth of capital and income, with a greater emphasis on growth of capital.

AXA/AB Dynamic Growth Portfolio (sub-advised by AB) — Seeks to achieve total return from long-term growth of capital and income, with a greater emphasis on growth of capital.

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AXA/AB Dynamic Moderate Growth Portfolio (sub-advised by AB) — Seeks to achieve total return from long-term growth of capital and income.

AXA/AB Short Duration Government Bond Portfolio (sub-advised by AB) — Seeks to achieve a balance of current income and capital appreciation, consistent with a prudent level of risk.

AXA/AB Small Cap Growth Portfolio (sub-advised by AB) — Seeks to achieve long-term growth of capital.

AXA/ClearBridge Large Cap Growth Portfolio (sub-advised by ClearBridge Investments, LLC (“ClearBridge”)) — Seeks to achieve long-term capital growth.

AXA/Franklin Balanced Managed Volatility Portfolio (sub-advised by BlackRock and Franklin Advisers, Inc. (“Franklin Advisers”)) — Seeks to maximize income while maintaining prospects for capital appreciation with an emphasis on risk-adjusted returns and managing volatility in the Portfolio.

AXA/Franklin Small Cap Value Managed Volatility Portfolio (sub-advised by BlackRock and Franklin Advisory Services, LLC) — Seeks to achieve long-term total return with an emphasis on risk-adjusted returns and managing volatility in the Portfolio.

AXA/Goldman Sachs Strategic Allocation Portfolio — (sub-advised by Goldman Sachs Asset Management, L.P.) — Seeks to achieve long term capital appreciation under normal market conditions, while focusing on the preservation of capital in distressed market environments.

AXA/Invesco Strategic Allocation Portfolio (sub-advised by Invesco Advisers, Inc. (“Invesco”)) — Seeks long-term capital appreciation while managing portfolio volatility.

AXA/Janus Enterprise Portfolio (sub-advised by Janus Capital Management LLC) — Seeks to achieve capital growth.

AXA/JPMorgan Strategic Allocation Portfolio (sub-advised by J.P. Morgan Investment Management, Inc. (“JPMorgan”)) — Seeks to achieve long-term capital appreciation with an emphasis on risk-adjusted returns and managing volatility in the Portfolio.

AXA/Legg Mason Strategic Allocation Portfolio (sub-advised by QS Investors, LLC) — Seeks long-term capital appreciation while managing portfolio volatility.

AXA/Loomis Sayles Growth Portfolio (sub-advised by Loomis Sayles) — Seeks to achieve capital appreciation.

AXA/Morgan Stanley Small Cap Growth Portfolio (sub-advised by BlackRock and MSIM) — Seeks to achieve long-term growth of capital.

AXA/Mutual Large Cap Equity Managed Volatility Portfolio (sub-advised by BlackRock and Franklin Mutual Advisers, LLC) — Seeks to achieve capital appreciation, which may occasionally be short-term, with an emphasis on risk-adjusted returns and managing volatility in the Portfolio.

AXA/Templeton Global Equity Managed Volatility Portfolio (sub-advised by BlackRock and Templeton Investment Counsel, LLC) — Seeks to achieve long-term capital growth with an emphasis on risk-adjusted returns and managing volatility in the Portfolio.

AXA 500 Managed Volatility Portfolio (sub-advised by AB and BlackRock) — The Portfolio seeks to achieve long-term growth of capital with an emphasis on risk-adjusted returns and managing volatility in the Portfolio.

AXA 400 Managed Volatility Portfolio (sub-advised by AB and BlackRock) — The Portfolio seeks to achieve long-term growth of capital with an emphasis on risk-adjusted returns and managing volatility in the Portfolio.

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AXA 2000 Managed Volatility Portfolio (sub-advised by AB and BlackRock) — The Portfolio seeks to achieve long-term growth of capital with an emphasis on risk-adjusted returns and managing volatility in the Portfolio.

AXA International Managed Volatility Portfolio (sub-advised by AB and BlackRock) — The Portfolio seeks to achieve long-term growth of capital with an emphasis on risk-adjusted returns and managing volatility in the Portfolio.

ATM International Managed Volatility Portfolio (sub-advised by AB and BlackRock) — The Portfolio seeks to achieve long-term growth of capital with an emphasis on risk-adjusted returns and managing volatility in the Portfolio.

ATM Large Cap Managed Volatility Portfolio (sub-advised by AB and BlackRock) — The Portfolio seeks to achieve long-term growth of capital with an emphasis on risk-adjusted returns and managing volatility in the Portfolio.

ATM Mid Cap Managed Volatility Portfolio (sub-advised by AB and BlackRock) — The Portfolio seeks to achieve long-term growth of capital with an emphasis on risk-adjusted returns and managing volatility in the Portfolio.

ATM Small Cap Managed Volatility Portfolio (sub-advised by AB and BlackRock) — The Portfolio seeks to achieve long-term growth of capital with an emphasis on risk-adjusted returns and managing volatility in the Portfolio.

EQ/BlackRock Basic Value Equity Portfolio (sub-advised by BlackRock) — Seeks to achieve capital appreciation and secondarily, income.

EQ/Capital Guardian Research Portfolio (sub-advised by Capital Guardian) — Seeks to achieve long-term growth of capital.

EQ/Common Stock Index Portfolio (sub-advised by AB) — Seeks to achieve a total return before expenses that approximates the total return performance of the Russell 3000® Index, including reinvestment of dividends, at a risk level consistent with that of the Russell 3000® Index.

EQ/Core Bond Index Portfolio (sub-advised by SSGA Funds Management, Inc. (“SSGA FM”)) — Seeks to achieve a total return before expenses that approximates the total return performance of the Bloomberg Barclays U.S. Intermediate Government/Credit Index (“Intermediate Government Credit Index”), including reinvestment of dividends, at a risk level consistent with that of the Intermediate Government Credit Index.

EQ/Emerging Markets Equity PLUS Portfolio (sub-advised by AB and EARNEST) — Seeks to achieve long-term growth of capital.

EQ/Equity 500 Index Portfolio (sub-advised by AB) — Seeks to achieve a total return before expenses that approximates the total return performance of the Standard & Poor’s 500® Composite Stock Index (“S&P 500 Index”), including reinvestment of dividends, at a risk level consistent with that of the S&P 500 Index.

EQ/Global Bond PLUS Portfolio (sub-advised by BlackRock and First International Advisors, LLC and Wells Capital Management) — Seeks to achieve capital growth and current income.

EQ/Intermediate Government Bond Portfolio (sub-advised by SSGA FM) — Seeks to achieve a total return before expenses that approximates the total return performance of the Bloomberg Barclays U.S. Intermediate Government Bond Index (“Intermediate Government Bond Index”), including reinvestment of dividends, at a risk level consistent with that of the Intermediate Government Bond Index.

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EQ/International Equity Index Portfolio (sub-advised by AB) — Seeks to achieve a total return (before expenses) that approximates the total return performance of a composite index comprised of 40% DJ EuroSTOXX 50® Index, 25% FTSE 100 Index, 25% TOPIX Index, and 10% S&P/ASX 200 Index, including reinvestment of dividends, at a risk level consistent with that of the composite index.

EQ/Invesco Comstock Portfolio (sub-advised by Invesco) — Seeks to achieve capital growth and income.

EQ/JPMorgan Value Opportunities Portfolio (sub-advised by JPMorgan) — Seeks to achieve long-term capital appreciation.

EQ/Large Cap Growth Index Portfolio (sub-advised by AB) — Seeks to achieve a total return before expenses that approximates the total return performance of the Russell 1000® Growth Index, including reinvestment of dividends, at a risk level consistent with the Russell 1000® Growth Index.

EQ/Large Cap Value Index Portfolio (sub-advised by SSGA FM) — Seeks to achieve a total return before expenses that approximates the total return performance of the Russell 1000® Value Index, including reinvestment of dividends, at a risk level consistent with that of the Russell 1000® Value Index.

EQ/MFS International Growth Portfolio (sub-advised by MFS) — Seeks to achieve capital appreciation.

EQ/Mid Cap Index Portfolio (sub-advised by SSGA FM) — Seeks to achieve a total return before expenses that approximates the total return performance of the Standard & Poor’s MidCap 400® Index (“S&P MidCap 400 Index”), including reinvestment of dividends, at a risk level consistent with that of the S&P MidCap 400 Index.

EQ/Money Market Portfolio (sub-advised by The Dreyfus Corporation) — Seeks to obtain a high level of current income, preserve its assets and maintain liquidity.

EQ/Oppenheimer Global Portfolio (sub-advised by Oppenheimer) — Seeks to achieve capital appreciation.

EQ/PIMCO Global Real Return Portfolio (sub-advised by Pacific Investment Management Company LLC (“PIMCO”)) — Seeks to achieve maximum real return, consistent with preservation of capital and prudent investment management.

EQ/PIMCO Ultra Short Bond Portfolio (sub-advised by PIMCO) — Seeks to generate a return in excess of traditional money market products while maintaining an emphasis on preservation of capital and liquidity.

EQ/Quality Bond PLUS Portfolio (sub-advised by AB and PIMCO) — Seeks to achieve high current income consistent with moderate risk to capital.

EQ/Small Company Index Portfolio (sub-advised by AB) — Seeks to replicate as closely as possible (before expenses) the total return of the Russell 2000® Index.

EQ/T. Rowe Price Growth Stock Portfolio (sub-advised by T. Rowe Price) — Seeks to achieve long-term capital appreciation and secondarily, income.

EQ/UBS Growth and Income Portfolio (sub-advised by UBS Asset Management (Americas) Inc.) — Seeks to achieve total return through capital appreciation with income as a secondary consideration.

Multimanager Aggressive Equity Portfolio (sub-advised by AB, ClearBridge, Scotia Institutional Asset Management US, Ltd., T. Rowe Price and Westfield Capital Management Company, L.P.) — Seeks to achieve long-term growth of capital.

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Multimanager Core Bond Portfolio (sub-advised by BlackRock Financial Management, Inc., DoubleLine, PIMCO and SSGA FM) — Seeks to achieve a balance of high current income and capital appreciation, consistent with a prudent level of risk.

Multimanager Mid Cap Growth Portfolio (sub-advised by AB, BlackRock, Franklin Advisers and Wellington Management) — Seeks to achieve long-term growth of capital.

Multimanager Mid Cap Value Portfolio (sub-advised by BlackRock, Diamond Hill and Lord Abbett) — Seeks to achieve long-term growth of capital.

Multimanager Technology Portfolio (sub-advised by Allianz Global Investors U.S. LLC, SSGA FM and Wellington Management) — Seeks to achieve long-term growth of capital.

The following is a summary of the significant accounting policies of the Trust:

The preparation of financial statements in accordance with United States of America generally accepted accounting principles (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates. The Portfolios are investment companies and, accordingly, follow the Investment Company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946 — Investment Companies, which is part of U.S. GAAP.

In October 2016, the Securities and Exchange Commission (“SEC”) issued a new rule, Investment Company Reporting Modernization, which, among other provisions, amends Regulation S-X to require standardized, enhanced disclosures, particularly related to derivatives, in Investment Company financial statements. Compliance with the guidance became effective for financial statements filed with the SEC on or after August 1, 2017. The Portfolios’ adoption of this rule, effective with these financial statements prepared as of December 31, 2017, had no effect on the Portfolios’ net assets or results of operations.

In March 2017, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No 2017-08, Receivables — Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization on Purchased Callable Debt Securities. The amendments in the ASU shorten the amortization period for certain callable debt securities, held at a premium, to be amortized to the earliest call date. The ASU does not require an accounting change for securities held at a discount; which continue to be amortized to maturity. The ASU is effective for fiscal years and interim periods within those fiscal years beginning after December 15, 2018. Management is currently evaluating the impact, if any, of applying this provision.

In August 2016 and November 2016, the FASB issued ASU 2016-15 Statement of Cash Flows (Topic 230): Classification of Certain Cash Receipts and Cash Payments and ASU 2016-18 — Statement of Cash Flows (Topic 230) Restricted Cash, respectively. ASU 2016-15 clarifies guidance on the classification of certain cash receipts and cash payments in the Statement of Cash Flows. ASU 2016-18 discusses the presentation of restricted cash in the statement of cash flows. Both ASUs are effective for the fiscal years, and interim periods within those fiscal years, beginning after December 15, 2017. Management is currently evaluating the implications of these changes on the financial statements, if any.

Valuation:

Equity securities (including securities issued by ETFs) listed on national securities exchanges are generally valued at the last sale price or official closing price on the date of valuation or, if there is no sale or official closing price, at the latest available bid price. Securities listed on the NASDAQ stock market will be valued using the NASDAQ Official Closing Price (“NOCP”). Generally, the NOCP will be the last sale price unless the reported trade for the security is outside the range of the bid/ask price. In such cases, the NOCP will be normalized to

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the nearer of the bid or ask price. Other unlisted stocks are generally valued at their last sale price or official closing price, or if there is no such price, at a bid price estimated by a broker.

Corporate and Municipal bonds and notes are generally valued on the basis of prices provided by a pricing service. The pricing services may utilize many inputs that are observable in making evaluations which may include, but are not limited to, trading activity for similar securities, issuer details, yields, default rates, credit spreads, quoted prices and any developments related to the specific securities. However, when such prices are not available, such bonds and notes are valued at a bid price estimated by a broker.

Convertible preferred stocks listed on national securities exchanges are generally valued as of their last sale price or, if there is no sale, at the latest available bid price. Convertible bonds and unlisted convertible preferred stocks are generally valued using prices obtained from a pricing service for such investments or, if a pricing service price is not available, at bid prices obtained from one or more of the major dealers in such bonds or stocks. Where there is a discrepancy between dealers, values may be adjusted based on recent premium spreads to the underlying common stocks. Convertible bonds may be matrix-priced based upon the conversion value to the underlying common stocks and market premiums.

Mortgage-backed and asset-backed securities are generally valued at evaluated prices obtained from a pricing service where available, or at a bid price obtained from one or more of the major dealers in such securities. The pricing service may utilize data such as issuer type, coupon, cash flows, collateral performance, mortgage prepayment projection tables and Adjustable Rate Mortgage evaluations that incorporate index data, periodic and life caps, the next coupon reset date and the convertibility of the bond in making evaluations. If a quoted price is unavailable, an equivalent yield or yield spread quotes will be obtained from a broker and converted to a price.

Options that are traded on an exchange are generally valued at their last sale price or official closing price on the date of valuation. Options not traded on an exchange or actively traded are valued according to fair value methods. The market value of a put or call option will usually reflect, among other factors, the market price of the underlying security.

U.S. Treasury securities and other obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, are generally valued at prices obtained from a bond pricing service where available. The pricing service may utilize data received from active market makers and broker-dealers, yield curves and the spread over comparable U.S. Treasury issues in making evaluations.

Foreign securities, including foreign government securities, not traded directly in the U.S., or traded in American Depositary Receipts (“ADR”) or similar form, are generally valued at representative quoted prices from the primary exchange in the currency of the country of origin. Foreign currency is converted into U.S. dollar equivalent at current exchange rates.

Investments in shares of open-end investment companies (other than ETFs) held by a Portfolio are generally valued at the net asset value (“NAV”) of the shares of such underlying funds as described in the underlying funds’ prospectuses.

Futures contracts are generally valued at their last settlement price or, if there is no sale, at the latest available bid price.

Forward foreign currency contracts are generally valued by interpolating between the forward and spot currency rates as quoted by a pricing service as of a designated hour on the valuation date. The pricing service may utilize data such as actual trading information and foreign currency rates gathered from leading market makers and foreign currency trading centers throughout the world in making evaluations. Forward foreign currency contracts may be settled with the counterparty in U.S. Dollars without the delivery of foreign currency.

Swaptions are marked-to-market daily based upon values from third party vendors.

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December 31, 2017

During the year ended December 31, 2017, each of the 1290 VT GAMCO Mergers & Acquisitions Portfolio, 1290 VT GAMCO Small Company Value Portfolio, 1290 VT High Yield Bond Portfolio, 1290 VT Natural Resources Portfolio, 1290 VT Real Estate Portfolio, AXA Global Equity Managed Volatility Portfolio, AXA International Core Managed Volatility Portfolio, AXA International Value Managed Volatility Portfolio, AXA/AB Dynamic Aggressive Growth Portfolio, AXA Mid Cap Value Managed Volatility Portfolio, AXA/AB Dynamic Growth Portfolio, AXA/AB Dynamic Moderate Growth Portfolio, AXA/Franklin Small Cap Value Managed Volatility Portfolio, AXA/Goldman Sachs Strategic Allocation Portfolio, AXA/Janus Enterprise Portfolio, AXA/Mutual Large Cap Equity Managed Volatility Portfolio, AXA/Templeton Global Equity Managed Volatility Portfolio, AXA International Managed Volatility Portfolio, ATM International Managed Volatility Portfolio, EQ/Emerging Markets Equity PLUS Portfolio, EQ/Global Bond PLUS Portfolio, EQ/Invesco Comstock Portfolio, EQ/MFS International Growth Portfolio, EQ/Oppenheimer Global Portfolio, EQ/PIMCO Global Real Return Portfolio, EQ/Quality Bond PLUS Portfolio, Multimanager Core Bond Portfolio, Multimanager Mid Cap Growth Portfolio and Multimanager Technology Portfolio held forward foreign currency contracts to either gain exposure to certain currencies, or enter into an economic hedge against changes in the values of securities held in the Portfolio, that do not qualify for hedge accounting under Accounting Standards Codification (“ASC”) 815. The Statement of Operations for each Portfolio reflects realized gains or losses, if any, in forward currency transactions and change in unrealized gains or losses in forward foreign currency transactions. Further information on the impact of these positions on the Portfolios’ financial statements can be found in the Statement of Operations and Portfolio of Investments for each Portfolio.

If market quotations are not readily available for a security or other financial instrument, such security and instrument shall be referred to the Trust’s Valuation Committee (“Committee”), which will value the asset in good faith pursuant to procedures (“Pricing Procedures”) adopted by the Board of Trustees of the Trust (the “Board”).

The Board is responsible for ensuring that appropriate valuation methods are used to price securities for the Trust’s Portfolios. The Board has delegated the responsibility of calculating the net asset values of the Trust’s Portfolios and classes pursuant to these Pricing Procedures to the Trust’s administrator, FMG LLC (in its capacity as administrator, the “Administrator”). The Administrator has entered into a sub-administration agreement with JPMorgan Chase Bank, N.A. (the “Sub-Administrator”), which assists in performing certain of the duties described herein. The Committee, established by the Board, determines the value of the Trust’s securities and assets for which market quotations are not readily available or for which valuation cannot otherwise be provided in accordance with procedures adopted by the Board. The Committee is comprised of senior employees from FMG LLC.

Due to the inherent uncertainty of valuations of such securities, the fair value may differ significantly from the values that would have been used had a ready market for such securities existed.

Various inputs are used in determining the value of a Trust’s assets or liabilities carried at fair value. These inputs are summarized in three broad levels below:

•	Level 1 - quoted prices in active markets for identical assets
•	Level 2 - other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 - significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

A summary of inputs used to value each Portfolio’s assets and liabilities carried at fair value as of December 31, 2017, is included in the Portfolio of Investments for each Portfolio. Changes in valuation techniques may result in transfers in or out of an investment’s assigned level. The Portfolios’ policy is to recognize transfers into and transfers out of the valuation levels as of the end of the reporting period.

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December 31, 2017

Transfers between levels are included after the Summary of Level 1, Level 2 and Level 3 inputs, following the Portfolio of Investments for each Portfolio. Transfers between levels may be due to a decline or an increase in market activity (e.g., frequency of trades), which may result in a lack of, or increase in, available observable market inputs to determine price.

Transfers into and transfers out of Level 3, are included in the Level 3 reconciliation following the Portfolio of Investments for each Portfolio.

The inputs or methodology used to value securities are not necessarily an indication of the risk associated with investing in those securities. An investment’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement.

The Committee has the ability to meet and review reports based on the valuation techniques used to value Level 3 securities. As part of a review, the Committee would consider obtaining updates from its pricing vendors and Sub-Advisers for fair valued securities. For example, with respect to model driven prices, the Committee could receive reports regarding a review and recalculation of pricing models and related discounts. For those securities which are valued based on broker quotes, the Committee may evaluate variances between existing broker quotes and any alternative broker quotes provided by a Sub-Adviser or other pricing source.

To substantiate unobservable inputs used in a fair valuation, the Secretary of the Committee can perform an independent verification as well as additional research for fair value notifications received from the pricing agents. Among other factors, particular areas of focus may include: description of security, historical pricing, intra-day price movement, last trade information, corporate actions, related securities, any available company news and announcements, any available trade data or other information. The Committee also notes the materiality of holdings and price changes on a Portfolio’s NAV.

The Committee reviews and considers changes in value for all fair valued securities that have occurred since the last review.

All securities held in the EQ/Money Market Portfolio are valued at amortized cost provided that certain conditions are met, including that the Board continues to believe that the amortized cost valuation method fairly reflects the market-based net asset value per share of the Portfolio. The EQ/Money Market Portfolio seeks to maintain a constant net asset value per share of $1.00, but there can be no assurance that it will be able to do so.

Pursuant to procedures approved by the Board, events or circumstances affecting the values of Portfolio securities that occur between the closing of their principal markets and the time the NAV is determined may be reflected in the Trust’s calculation of a NAV for each applicable Portfolio when FMG LLC deems that the particular event or circumstance would materially affect such Portfolio’s NAV. At December 31, 2017, none of the Portfolios applied these procedures.

Security Transactions and Investment Income:

Securities transactions are recorded on the trade date net of brokerage fees, commissions, and transfer fees. Dividend income (net of withholding taxes) and distributions to shareholders are recorded on the ex-dividend date, except that certain dividends from foreign securities, if any, are recognized as soon as the Portfolio is informed of the ex-dividend date. Interest income (including amortization of premium and accretion of discount on long-term securities using the effective yield method) and interest expense are accrued daily. The Trust records paydown gains and losses realized on prepayments received on mortgage-backed securities as an adjustment to interest income.

The Portfolios record distributions received in excess of income from underlying investments as a reduction of cost of investments and/or realized gain. Those classified as short-term gain distributions are reflected as such for book but as ordinary income for tax. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The

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December 31, 2017

Portfolios adjust the estimated amounts of components of distributions (and consequently its net investment income) as necessary once the issuers provide information about the actual composition of the distributions.

Realized gains and losses on the sale of investments are computed on the basis of the specific identified cost of the investments sold. Unrealized appreciation (depreciation) on investments and foreign currency denominated assets and liabilities, if any, is presented net of deferred taxes on unrealized appreciation in the Statements of Assets and Liabilities.

Capital Gains Taxes:

Certain Portfolios may be subject to capital gains and repatriation taxes imposed by certain countries in which they invest. These Portfolios have recorded a deferred tax liability with respect to unrealized appreciation on foreign securities for potential capital gains and repatriation taxes at December 31, 2017. The accrual for capital gains and repatriation taxes is included in net unrealized appreciation (depreciation) on investments in the Statements of Assets and Liabilities for the Portfolios. The amounts related to capital gain taxes for securities that have been sold are included in the net realized gain (loss) on investments in the Statements of Operations for the Portfolios.

Allocation of Expenses and Income:

Expenses attributable to a single Portfolio or class are charged to that Portfolio or class. Expenses of the Trust not attributable to a single Portfolio or class are charged to each Portfolio or class in proportion to the average net assets of each Portfolio or other appropriate allocation methods.

All income earned and expenses incurred by each Portfolio are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Portfolio represented by the daily net assets of such class, except for distribution fees which are charged on a class specific basis.

Offering costs incurred in connection with the offering of shares of a Portfolio will be amortized and recorded as an expense on a straight line basis over 12 months from the date of the Portfolio’s commencement of public offering of shares.

Offering costs incurred during the year ended December 31, 2017 by the Portfolios shown below were:

Portfolios:	Amount
1290 VT Multi-Alternative Strategies	$36,289
AXA/AB Dynamic Aggressive Growth	58,545
AXA/JPMorgan Strategic Allocation	58,170

Offering costs incurred during the year ended December 31, 2016 by the Portfolio shown below was:

Portfolio:	Amount
AXA/Legg Mason Strategic Allocation	$73,117

Foreign Currency Valuation:

The books and records of the Trust are kept in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at current exchange rates at the following dates:

(i) Market value of investment securities, other assets and liabilities — at the valuation date.

(ii) Purchases and sales of investment securities, income and expenses — at the date of such transactions.

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December 31, 2017

The Portfolios do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Reported realized foreign currency gains and losses arise from the disposition of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on each Portfolio’s books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. These reported realized foreign currency gains and losses are included in Net realized gain (loss) on foreign currency transactions on the Statements of Operations. Unrealized foreign currency gains and losses arise from changes (due to changes in exchange rates) in the value of foreign currency and other assets and liabilities denominated in foreign currencies, which are held at period end and are included in Change in net unrealized appreciation/depreciation on foreign currency translations on the Statements of Operations.

Taxes:

Each Portfolio intends to comply with the requirements of the Internal Revenue Code of 1986, as amended applicable to regulated investment companies (“RICs”) and to distribute substantially all of its net investment income and net realized capital gains to shareholders of each Portfolio. Therefore, no Federal, state and local income tax provisions are required.

The Portfolios are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. However, the Portfolios’ conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. The Portfolios recognize interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statements of Operations. During the year ended December 31, 2017, the Portfolios did not incur any interest or penalties. Each of the tax years in the four-year period ended December 31, 2017 remains subject to examination by the Internal Revenue Service, state and local taxing authorities.

Dividends from net investment income, if any, are declared and distributed at least annually for all Portfolios (EQ/Money Market Portfolio declares and distributes daily and Multimanager Core Bond Portfolio declares and distributes monthly). Dividends from net realized short-term and long-term capital gains are declared and distributed at least annually to the shareholders of the Portfolios to which such gains are attributable. All dividends are reinvested in additional full and fractional shares of the related Portfolios. All distributions are calculated on a tax basis and, as such, the amounts may differ from financial statement investment income and realized gains. Those differences which are significant to the Portfolios are primarily due to capital loss carryforwards (1290 VT Energy, 1290 VT High Yield Bond, 1290 VT Natural Resources, AXA International Core Managed Volatility, AXA International Value Managed Volatility, AXA/AB Short Duration Government Bond, AXA/Legg Mason Strategic Allocation, EQ/International Equity Index, EQ/Oppenheimer Global, EQ/PIMCO Global Real Return and EQ/PIMCO Ultra Short Bond), Wash sale loss deferrals (1290 VT Natural Resources, AXA International Core Managed Volatility, AXA Large Cap Growth Managed Volatility, AXA Large Cap Value Managed Volatility, AXA Mid Cap Value Managed Volatility, EQ/BlackRock Basic Value Equity, EQ/Common Stock Index, EQ/Large Cap Value Index, EQ/PIMCO Global Real Return and Multimanager Technology), Futures Marked-to-Market (EQ/Emerging Markets Equity PLUS), deferral of losses on offsetting positions (AXA Global Equity Managed Volatility, AXA International Core Managed Volatility, AXA International Value Managed Volatility, AXA Large Cap Core Managed Volatility, AXA Large Cap Growth Managed Volatility, AXA/AB Dynamic Moderate Growth, AXA/Franklin Balanced Managed Volatility, AXA/Franklin Small Cap Value Managed Volatility, AXA/Mutual Large Cap Equity Managed Volatility, AXA/Templeton Global Equity Managed Volatility, ATM International Managed Volatility, EQ/Global Bond PLUS, Multimanager Aggressive Equity, AXA Large Cap Value Managed Volatility and EQ/PIMCO Global Real Return), foreign currency forwards mark-to-market (EQ/PIMCO Global Real Return), late year loss deferral (1290 VT DoubleLine Dynamic Allocation and EQ/PIMCO

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December 31, 2017

Global Real Return), passive foreign investment company marked-to-market (1290 VT Real Estate and EQ/International Equity Index), and Partnership Basis Adjustments (1290 VT Small Cap Value). In addition, short-term capital gains and foreign currency gains are treated as capital gains for U.S. GAAP purposes but are considered ordinary income for tax purposes. Capital and net specified losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of a Portfolio’s next taxable year. The tax character of distributions for the years ended December 31, 2017 and December 31, 2016 and the tax composition of undistributed ordinary income and undistributed long term gains at December 31, 2017 are presented in the following table.

	Year Ended December 31, 2017		As of December 31, 2017		Year Ended December 31, 2016
Portfolios:	Distributed Ordinary Income	Distributed Long Term Gains	Accumulated Undistributed Ordinary Income	Accumulated Undistributed Long Term Gains	Distributed Ordinary Income	Distributed Long Term Gains
All Asset Growth-Alt 20	$5,308,444	$6,461,703	$61,812	$6,860,379	$3,534,970	$5,666,477
AXA Ultra Conservative Strategy	1,472,245	622,077	1,192	112,161	14,549,334	108,140
AXA Conservative Strategy	9,210,280	8,237,543	13,210	5,056,196	7,471,183	2,283,780
AXA Conservative Growth Strategy	20,072,794	14,387,794	51,613	13,373,940	13,258,348	6,714,170
AXA Balanced Strategy	46,909,373	33,897,805	178,641	36,460,067	28,663,811	18,867,912
AXA Moderate Growth Strategy	103,968,691	82,347,341	465,551	84,598,471	60,640,189	45,881,099
AXA Growth Strategy	77,982,821	39,686,294	2,159,718	56,294,973	39,972,609	32,328,230
AXA Aggressive Strategy	54,200,204	27,864,467	173,124	41,289,563	25,492,145	21,374,782
AXA/Franklin Templeton Allocation Managed Volatility	21,226,016	21,423,331	62,415	21,142,413	19,481,687	8,668,152
1290 VT Energy	116,759	—	—	—	92,673	—
1290 VT Low Volatility Global Equity	269,672	9,307	74,462	4,181	143,336	122,125
1290 VT Multi-Alternative Strategies	18,970	—	7,942	—	—	—
1290 VT Convertible Securities	717,160	324,159	39,575	89,543	491,855	—
1290 VT DoubleLine Dynamic Allocation	1,210,664	1,853,448	1,429,614	—	516,940	264,047
1290 VT DoubleLine Opportunistic Bond	5,553,167	—	33,233	—	1,994,236	—
1290 VT Equity Income	10,559,255	45,254,806	—	10,426,201	12,782,152	69,602,364
1290 VT GAMCO Mergers & Acquisitions	6,998,387	6,109,347	3,167	181,042	5,435,630	7,070,322
1290 VT GAMCO Small Company Value	26,515,176	231,682,546	212,428	6,883,605	16,531,162	97,492,594
1290 VT High Yield Bond	10,002,151	—	—	—	9,688,126	—
1290 VT Micro Cap	1,749,257	8,863,172	—	—	104,103	—
1290 VT Natural Resources	572,139	—	3,509	—	511,923	—
1290 VT Real Estate	1,186,090	19,987	—	—	620,864	—
1290 VT Small Cap Value	6,082,543	10,343,184	—	—	793,084	8,036,390
1290 VT SmartBeta Equity	388,011	359,887	44,654	73,976	199,062	129
1290 VT Socially Responsible	1,807,314	20,038,032	1,339,869	689,499	1,467,313	2,567,454
AXA Global Equity Managed Volatility	25,636,286	—	—	—	20,979,192	—
AXA International Core Managed Volatility	28,453,989	—	489,221	—	5,514,961	—
AXA International Value Managed Volatility	19,397,107	—	—	—	4,953,020	—
AXA Large Cap Core Managed Volatility	54,128,428	141,595,600	5,775,442	32,101,809	31,428,927	21,367,776
AXA Large Cap Growth Managed Volatility	104,534,169	307,057,790	11,668,251	60,325,363	65,549,219	115,360,985
AXA Large Cap Value Managed Volatility	75,331,188	—	—	—	80,296,954	—
AXA Mid Cap Value Managed Volatility	55,512,606	100,572,286	1,128,909	14,461,310	17,931,116	6,817,960
AXA/AB Dynamic Aggressive Growth	35,766	—	36,417	25,131	—	—

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December 31, 2017

	Year Ended December 31, 2017		As of December 31, 2017		Year Ended December 31, 2016
Portfolios:	Distributed Ordinary Income	Distributed Long Term Gains	Accumulated Undistributed Ordinary Income	Accumulated Undistributed Long Term Gains	Distributed Ordinary Income	Distributed Long Term Gains
AXA/AB Dynamic Growth	$8,253,232	$3,466,864	$2,835,525	$600,785	$2,316,750	$—
AXA/AB Dynamic Moderate Growth	58,611,541	13,945,040	2,886,792	1,141,546	36,846,971	8,205,587
AXA/AB Short Duration Government Bond	9,787,424	—	—	—	3,824,418	—
AXA/AB Small Cap Growth	31,729,776	145,269,925	9,967,044	15,981,209	6,982,952	119,732,852
AXA/ClearBridge Large Cap Growth	5,423,508	38,002,193	1,538,383	3,621,446	—	1,678,152
AXA/Franklin Balanced Managed Volatility	33,228,643	—	—	—	31,630,407	—
AXA/Franklin Small Cap Value Managed Volatility	3,413,793	24,423,415	481,774	5,392,426	1,366,261	—
AXA/Goldman Sachs Strategic Allocation	14,944,864	12,363,749	60,913	—	758,936	771,374
AXA/Invesco Strategic Allocation	3,404,445	4,724,481	426,487	555,329	69,525	2,670
AXA/Janus Enterprise	14,995,098	78,661,566	2,692,579	3,189,726	—	371,298
AXA/JPMorgan Strategic Allocation	18,970	—	44,111	60,439	—	—
AXA/Legg Mason Strategic Allocation	908,253	—	—	—	411,898	—
AXA/Loomis Sayles Growth	1,587,278	16,998,430	—	8,130,726	6,620,362	7,217,787
AXA/Morgan Stanley Small Cap Growth	10,105,860	18,365,295	3,008,121	4,543,265	—	5,266,733
AXA/Mutual Large Cap Equity Managed Volatility	11,421,356	31,760,138	343,613	7,011,309	14,111,923	—
AXA/Templeton Global Equity Managed Volatility	12,225,044	—	430,578	5,168,693	6,278,736	—
AXA 500 Managed Volatility	171,811,240	117,904,692	15,681,464	70,425,392	125,258,857	40,773,038
AXA 400 Managed Volatility	11,020,370	47,845,383	—	7,125,894	5,669,265	29,092,623
AXA 2000 Managed Volatility	73,737,261	143,693,825	1,408,415	9,936,525	28,482,365	51,727,504
AXA International Managed Volatility	63,700,886	5,809,587	7,412,270	—	28,646,683	—
ATM International Managed Volatility	39,715,936	—	5,454,421	392,636	13,045,860	—
ATM Large Cap Managed Volatility	74,164,857	170,705,170	5,204,984	33,305,095	74,269,160	85,799,441
ATM Mid Cap Managed Volatility	3,022,112	17,859,222	—	1,510,188	2,337,686	13,298,097
ATM Small Cap Managed Volatility	18,177,465	58,470,619	80,418	4,567,458	9,053,284	33,578,885
EQ/BlackRock Basic Value Equity	25,353,250	—	—	—	28,165,857	—
EQ/Capital Guardian Research	2,318,589	22,376,961	—	8,179,207	3,010,448	—
EQ/Common Stock Index	73,185,063	—	—	—	80,965,484	—
EQ/Core Bond Index	146,779,600	—	—	—	140,196,675	—
EQ/Emerging Markets Equity PLUS	1,416,669	473,837	201,643	171,200	347,069	—
EQ/Equity 500 Index	80,536,007	42,369,293	136,724	10,720,125	73,537,450	60,108,333
EQ/Global Bond PLUS	128,168	—	97,176	—	6,911,543	230,833
EQ/Intermediate Government Bond	87,909,400	4,504,492	—	—	75,797,443	12,864,423
EQ/International Equity Index	46,970,521	—	852,942	—	43,690,119	—
EQ/Invesco Comstock	1,792,089	—	—	—	5,000,374	—
EQ/JPMorgan Value Opportunities	44,961,458	24,935,370	5,595,374	8,651,288	6,207,924	53,991
EQ/Large Cap Growth Index	14,636,922	50,347,452	1,354,343	6,227,152	11,330,194	60,305,692
EQ/Large Cap Value Index	19,283,505	14,079,992	—	1,691,128	11,193,219	18,017,791
EQ/MFS International Growth	17,723,707	48,215,401	3,031,320	16,396,963	15,009,919	2,343,878
EQ/Mid Cap Index	19,119,535	167,878,858	—	2,573,737	18,090,266	88,700,697
EQ/Money Market	5,015,068	—	—	—	8,796	—
EQ/Oppenheimer Global	1,385,575	—	—	—	1,523,312	—
EQ/PIMCO Global Real Return	840,068	—	—	—	3,556,946	—
EQ/PIMCO Ultra Short Bond	20,901,908	—	—	—	16,522,352	—

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December 31, 2017

	Year Ended December 31, 2017		As of December 31, 2017		Year Ended December 31, 2016
Portfolios:	Distributed Ordinary Income	Distributed Long Term Gains	Accumulated Undistributed Ordinary Income	Accumulated Undistributed Long Term Gains	Distributed Ordinary Income	Distributed Long Term Gains
EQ/Quality Bond PLUS	$20,153,117	$—	$106,656	$—	$19,868,583	$—
EQ/Small Company Index	16,277,081	82,111,860	—	975,150	9,769,624	64,771,088
EQ/T. Rowe Price Growth Stock	11,616,023	95,829,372	949,418	17,875,292	—	17,600,406
EQ/UBS Growth and Income	2,805,182	4,201,781	711,513	712,560	1,151,667	1,845,563
Multimanager Aggressive Equity	1,717,836	—	—	—	5,306,897	—
Multimanager Core Bond	16,490,183	—	1,240,782	—	16,426,741	—
Multimanager Mid Cap Growth	3,151,926	10,960,970	969,521	1,626,471	—	3,947,900
Multimanager Mid Cap Value	1,620,195	—	—	—	2,238,204	—
Multimanager Technology	13,960,208	69,187,603	18,657,985	4,564,704	3,618,406	36,585,399

The following Portfolios had a Return of Capital during the year ended December 31, 2017:

Portfolios:	Return of Capital
1290 VT Energy	$4,519
1290 VT Real Estate	55,400
EQ/PIMCO Global Real Return	205,971

Additionally, the following Portfolios had a Return of Capital during the year ended December 31, 2016:

Portfolios:	Return of Capital
1290 VT Convertible Securities	$146,844
1290 VT Micro Cap	104,232
1290 VT Small Cap Value	4,418,797
AXA Large Cap Value Managed Volatility	3,966,658
EQ/Emerging Markets Equity PLUS	57,433

Permanent book and tax differences relating to shareholder distributions resulted in reclassifications to undistributed (overdistributed) net investment income (loss), accumulated net realized gain (loss) and paid-in-capital at December 31, 2017 as follows:

Portfolios:	Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)	Paid In Capital
All Asset Growth-Alt 20	$2,023,127	$94,607,375	$(96,630,502)
AXA Ultra Conservative Strategy	126,476	(126,477)	1
AXA Conservative Strategy	1,349,262	(1,342,850)	(6,412)
AXA Conservative Growth Strategy	5,135,979	(5,134,258)	(1,721)
AXA Balanced Strategy	14,510,308	(14,508,081)	(2,227)
AXA Moderate Growth Strategy	35,717,814	(35,704,593)	(13,221)
AXA Growth Strategy	28,419,247	(28,409,824)	(9,423)
AXA Aggressive Strategy	21,973,689	(21,973,689)	—
AXA/Franklin Templeton Allocation Managed Volatility	2,717,043	114,214,698	(116,931,741)
1290 VT Energy	—	—	—
1290 VT Low Volatility Global Equity	19,324	(19,323)	(1)
1290 VT Multi-Alternative Strategies	3,348	—	(3,348)
1290 VT Convertible Securities	241,975	(238,578)	(3,397)
1290 VT DoubleLine Dynamic Allocation	35,463	(35,463)	—
1290 VT DoubleLine Opportunistic Bond	627,250	(627,250)	—
1290 VT Equity Income	(480,435)	480,434	1
1290 VT GAMCO Mergers & Acquisitions	(4,827)	27,931	(23,104)

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December 31, 2017

Portfolios:	Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)	Paid In Capital
1290 VT GAMCO Small Company Value	$955,875	$(955,875)	$—
1290 VT High Yield Bond	27,447	(11,937)	(15,510)
1290 VT Micro Cap	117,479	(9,896)	(107,583)
1290 VT Natural Resources	8,346	(8,346)	—
1290 VT Real Estate	50,410	(50,125)	(285)
1290 VT Small Cap Value	(638,846)	876,737	(237,891)
1290 VT SmartBeta Equity	2,383	611	(2,994)
1290 VT Socially Responsible	(3,169)	6,029	(2,860)
AXA Global Equity Managed Volatility	1,077,249	120,856,281	(121,933,530)
AXA International Core Managed Volatility	1,346,592	170,119,182	(171,465,774)
AXA International Value Managed Volatility	1,681,820	343,283,044	(344,964,864)
AXA Large Cap Core Managed Volatility	198,245	(198,245)	—
AXA Large Cap Growth Managed Volatility	582,344	(582,346)	2
AXA Large Cap Value Managed Volatility	2,722,507	4,536,677	(7,259,184)
AXA Mid Cap Value Managed Volatility	(300,750)	300,750	—
AXA/AB Dynamic Aggressive Growth	6,423	398	(6,821)
AXA/AB Dynamic Growth	1,585,216	(1,585,216)	—
AXA/AB Dynamic Moderate Growth	9,876,527	(9,877,812)	1,285
AXA/AB Short Duration Government Bond	1,319,310	(1,251,256)	(68,054)
AXA/AB Small Cap Growth	3,028,792	(3,028,791)	(1)
AXA/ClearBridge Large Cap Growth	2,852	(2,852)	—
AXA/Franklin Balanced Managed Volatility	339,001	28,385,137	(28,724,138)
AXA/Franklin Small Cap Value Managed Volatility	125,811	24,125	(149,936)
AXA/Goldman Sachs Strategic Allocation	98,379	(98,379)	—
AXA/Invesco Strategic Allocation	5,797	(5,439)	(358)
AXA/Janus Enterprise	1,026,792	(1,132,844)	106,052
AXA/JPMorgan Strategic Allocation	6,963	(186)	(6,777)
AXA/Legg Mason Strategic Allocation	27,619	—	(27,619)
AXA/Loomis Sayles Growth	—	—	—
AXA/Morgan Stanley Small Cap Growth	510,669	(339,093)	(171,576)
AXA/Mutual Large Cap Equity Managed Volatility	(2,239,808)	2,239,808	—
AXA/Templeton Global Equity Managed Volatility	200,749	(105,369)	(95,380)
AXA 500 Managed Volatility	2,285,502	(2,285,503)	1
AXA 400 Managed Volatility	599,886	(599,886)	—
AXA 2000 Managed Volatility	3,455,518	(3,455,519)	1
AXA International Managed Volatility	2,750,067	(2,471,583)	(278,484)
ATM International Managed Volatility	2,371,537	(2,383,614)	12,077
ATM Large Cap Managed Volatility	650,249	(650,249)	—
ATM Mid Cap Managed Volatility	209,877	(209,876)	(1)
ATM Small Cap Managed Volatility	1,102,076	(1,102,079)	3
EQ/BlackRock Basic Value Equity	2,652,915	435,389,043	(438,041,958)
EQ/Capital Guardian Research	(90,764)	136,472	(45,708)
EQ/Common Stock Index	1,575,182	635,295,300	(636,870,482)
EQ/Core Bond Index	82,270	182,276,340	(182,358,610)
EQ/Emerging Markets Equity PLUS	(1,511)	1,510	1
EQ/Equity 500 Index	1,709,698	(1,551,327)	(158,371)
EQ/Global Bond PLUS	(5,450,280)	5,450,280	—
EQ/Intermediate Government Bond	(42,707)	75,442	(32,735)
EQ/International Equity Index	1,124,953	684,726,384	(685,851,337)

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Portfolios:	Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)	Paid In Capital
EQ/Invesco Comstock	$(1,131,988)	$7,309,520	$(6,177,532)
EQ/JPMorgan Value Opportunities	2,785	(2,785)	—
EQ/Large Cap Growth Index	216,368	(216,367)	(1)
EQ/Large Cap Value Index	90,360	(90,360)	—
EQ/MFS International Growth	126,646	(126,646)	—
EQ/Mid Cap Index	1,591,790	(1,591,790)	—
EQ/Money Market	(2,420)	2,421	(1)
EQ/Oppenheimer Global	12,754	10,974,275	(10,987,029)
EQ/PIMCO Global Real Return	(3,090,907)	3,275,396	(184,489)
EQ/PIMCO Ultra Short Bond	996,153	114,294,299	(115,290,452)
EQ/Quality Bond PLUS	151,974	118,142,658	(118,294,632)
EQ/Small Company Index	589,550	(589,550)	—
EQ/T. Rowe Price Growth Stock	208,500	(373,214)	164,714
EQ/UBS Growth and Income	30,957	(30,957)	—
Multimanager Aggressive Equity	15,882	241,897,617	(241,913,499)
Multimanager Core Bond	2,535,508	(2,535,508)	—
Multimanager Mid Cap Growth	385,726	(265,085)	(120,641)
Multimanager Mid Cap Value	370,619	11,301,737	(11,672,356)
Multimanager Technology	2,415,667	(2,415,667)	—

The significant permanent book to tax differences regarding the adjustments above are related to expired capital loss carryforwards (AXA Global Equity Managed Volatility, AXA International Core Managed Volatility, AXA International Value Managed Volatility, AXA/Franklin Balanced Managed Volatility, EQ/BlackRock Basic Value Equity, EQ/Common Stock Index, EQ/Core Bond Index, EQ/International Equity Index, EQ/Invesco Comstock, EQ/Oppenheimer Global, EQ/PIMCO Ultra Short Bond, EQ/Quality Bond PLUS, Multimanager Aggressive Equity and Multimanager Mid Cap Value), paydowns (Multimanager Core Bond), short term capital gain distributions received from fund of fund investments (All Asset Growth-Alt 20, AXA Aggressive Strategy and AXA Growth Strategy), reclassification of gain and losses from foreign currency transactions (EQ/Global Bond PLUS and EQ/PIMCO Global Real Return), reversal of loss deferrals due to investments in affiliated fund of fund investments (All Asset Growth-Alt 20 and AXA/Franklin Templeton Allocation Managed Volatility) and convertible preferred debt instrument interest accrual adjustments (1290 VT Convertible Securities).

Net capital and net specified gains/losses incurred after October 31, and within the taxable year are deemed to arise on the first business day of the Portfolio’s next taxable year. For the year ended December 31, 2017, the following Portfolios deferred to January 1, 2018 post-October losses of:

Portfolios:	Specified Loss	Short-Term Capital Loss (gain)	Long-Term Capital Loss (gain)
All Asset Growth-Alt 20	$—	$—	$—
AXA Ultra Conservative Strategy	—	86,362	—
AXA Conservative Strategy	—	—	—
AXA Conservative Growth Strategy	—	—	—
AXA Balanced Strategy	—	—	—
AXA Moderate Growth Strategy	—	—	—
AXA Growth Strategy	—	—	—
AXA Aggressive Strategy	—	—	—
AXA/Franklin Templeton Allocation Managed Volatility	—	—	—
1290 VT Energy	—	—	—
1290 VT Low Volatility Global Equity	—	—	—

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Portfolios:	Specified Loss	Short-Term Capital Loss (gain)	Long-Term Capital Loss (gain)
1290 VT Multi-Alternative Strategies	$—	$—	$—
1290 VT Convertible Securities	198	—	—
1290 VT DoubleLine Dynamic Allocation	—	—	972,628
1290 VT DoubleLine Opportunistic Bond	—	164,938	2,947
1290 VT Equity Income	—	1,241,558	—
1290 VT GAMCO Mergers & Acquisitions	—	—	—
1290 VT GAMCO Small Company Value	1,907	—	—
1290 VT High Yield Bond	—	—	—
1290 VT Micro Cap	1,041	424,738	(385,657)
1290 VT Natural Resources	—	(75)	85,457
1290 VT Real Estate	—	—	—
1290 VT Small Cap Value	—	—	—
1290 VT SmartBeta Equity	—	—	—
1290 VT Socially Responsible	—	—	—
AXA Global Equity Managed Volatility	—	—	—
AXA International Core Managed Volatility	—	—	—
AXA International Value Managed Volatility	—	—	—
AXA Large Cap Core Managed Volatility	—	—	—
AXA Large Cap Growth Managed Volatility	1,060	—	—
AXA Large Cap Value Managed Volatility	219	—	—
AXA Mid Cap Value Managed Volatility	—	—	—
AXA/AB Dynamic Aggressive Growth	—	—	—
AXA/AB Dynamic Growth	197,880	—	—
AXA/AB Dynamic Moderate Growth	1,326,937	—	—
AXA/AB Short Duration Government Bond	—	(5,770)	143,716
AXA/AB Small Cap Growth	—	—	—
AXA/ClearBridge Large Cap Growth	—	—	—
AXA/Franklin Balanced Managed Volatility	27,204	—	—
AXA/Franklin Small Cap Value Managed Volatility	—	—	—
AXA/Goldman Sachs Strategic Allocation	—	1,296,645	(423,242)
AXA/Invesco Strategic Allocation	—	—	—
AXA/Janus Enterprise	—	—	—
AXA/JPMorgan Strategic Allocation	—	—	—
AXA/Legg Mason Strategic Allocation	—	381,793	25,594
AXA/Loomis Sayles Growth	—	—	—
AXA/Morgan Stanley Small Cap Growth	—	—	—
AXA/Mutual Large Cap Equity Managed Volatility	731,024	—	—
AXA/Templeton Global Equity Managed Volatility	—	—	—
AXA 500 Managed Volatility	—	—	—
AXA 400 Managed Volatility	—	—	—
AXA 2000 Managed Volatility	—	—	—
AXA International Managed Volatility	—	—	4,406,617
ATM International Managed Volatility	—	—	—
ATM Large Cap Managed Volatility	—	—	—
ATM Mid Cap Managed Volatility	—	—	—
ATM Small Cap Managed Volatility	12,362	—	—
EQ/BlackRock Basic Value Equity	—	—	—
EQ/Capital Guardian Research	—	—	—
EQ/Common Stock Index	—	—	—
EQ/Core Bond Index	2,280	238,522	—

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Portfolios:	Specified Loss	Short-Term Capital Loss (gain)	Long-Term Capital Loss (gain)
EQ/Emerging Markets Equity PLUS	$—	$—	$—
EQ/Equity 500 Index	—	—	—
EQ/Global Bond PLUS	—	—	—
EQ/Intermediate Government Bond	—	924,261	838,881
EQ/International Equity Index	—	—	—
EQ/Invesco Comstock	531,442	—	—
EQ/JPMorgan Value Opportunities	—	—	—
EQ/Large Cap Growth Index	—	—	—
EQ/Large Cap Value Index	—	—	—
EQ/MFS International Growth	69,810	—	—
EQ/Mid Cap Index	—	1,093,264	—
EQ/Money Market	—	1	—
EQ/Oppenheimer Global	41,255	—	—
EQ/PIMCO Global Real Return	—	—	530,650
EQ/PIMCO Ultra Short Bond	—	—	—
EQ/Quality Bond PLUS	707,164	(693,100)	2,195,719
EQ/Small Company Index	101,261	—	—
EQ/T. Rowe Price Growth Stock	48	—	—
EQ/UBS Growth and Income	—	—	—
Multimanager Aggressive Equity	—	—	—
Multimanager Core Bond	—	1,101,763	1,317,523
Multimanager Mid Cap Growth	—	—	—
Multimanager Mid Cap Value	—	—	—
Multimanager Technology	—	—	—

Under the Regulated Investment Company Modernization Act of 2010 (the “RIC Mod Act”), net capital losses recognized by the Portfolios after December 31, 2010, may get carried forward indefinitely, and retain their character as short-term and/or long-term losses. Prior to the RIC Mod Act, net capital losses incurred by the Portfolios were carried forward for up to eight years and treated as 100% short-term. The RIC Mod Act requires that post-enactment net capital losses be used before pre-enactment net capital losses; therefore, some net capital loss carryforwards that would have been utilized under prior law may expire unused. Pre-enactment and post-enactment net capital losses that will be carried forward, if any, are presented in the table below.

The following Portfolios have capital loss carryforward amounts from prior to the RIC Mod Act available for use and utilized during 2017 as follows:

	Expiring
Portfolios:	2018	Total	Utilized
AXA Global Equity Managed Volatility	$—	$—	$137,366,085
AXA International Core Managed Volatility	41,253,569	41,253,569	28,387,999
AXA International Value Managed Volatility	106,075,604	106,075,604	—
AXA Large Cap Value Managed Volatility	—	—	306,449,055
AXA/Franklin Balanced Managed Volatility	—	—	41,922,286
AXA/Franklin Small Cap Value Managed Volatility	—	—	1,799,551
AXA/Templeton Global Equity Managed Volatility	—	—	34,013,507
EQ/BlackRock Basic Value Equity	—	—	31,408,384
EQ/Capital Guardian Research	—	—	9,979,236
EQ/Common Stock Index	—	—	268,199,576

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December 31, 2017

	Expiring
Portfolios:	2018	Total	Utilized
EQ/Core Bond Index	$—	$—	$18,990,104
EQ/International Equity Index	2,614,257	2,614,257	—
EQ/Invesco Comstock	—	—	6,704,811
EQ/Oppenheimer Global	3,113,370	3,113,370	—
EQ/PIMCO Ultra Short Bond	2,184,178	2,184,178	—
Multimanager Aggressive Equity	—	—	86,320,553
Multimanager Mid Cap Value	—	—	15,660,189

The following Portfolios have an India capital gains tax capital loss carryforward of approximately:

Portfolios:	INR (as of March 31, 2017)	Converted to USD (as of December 31, 2017)
AXA Global Equity Managed Volatility	109,358,457	$1,713,344
EQ/MFS International Growth	15,043,760	235,694
EQ/Oppenheimer Global	32,265,729	505,515

The following Portfolios utilized net capital loss carryforwards during 2017 and/or have losses incurred that will be carried forward under the provisions of the RIC Mod Act are as follows:

	Utilized		Losses carried forward
Portfolios:	Short Term	Long Term	Short Term	Long Term
All Asset Growth-Alt 20	$27,841	$1,128,448	$—	$—
1290 VT Energy	—	—	43,856	92,181
1290 VT Convertible Securities	—	59,485	—	—
1290 VT DoubleLine Opportunistic Bond	—	49,028	—	—
1290 VT High Yield Bond	629,283	184,184	2,244,770	6,925,128
1290 VT Micro Cap	4,273,079	—	—	—
1290 VT Natural Resources	11,371	—	478,918	890,625
1290 VT Real Estate	—	—	130,674	—
1290 VT SmartBeta Equity	17,589	40,583	—	—
AXA International Core Managed Volatility	15,157,062	9,571,181	—	—
AXA International Value Managed Volatility	2,649,065	19,582,006	—	593,155
AXA Large Cap Value Managed Volatility	21,935,145	—	—	—
AXA/AB Short Duration Government Bond	—	—	3,347,320	5,317,790
AXA/Franklin Balanced Managed Volatility	—	16,533,765	—	—
AXA/Legg Mason Strategic Allocation	—	—	642,010	49,039
AXA International Managed Volatility	1,197,994	7,893,312	—	—
ATM International Managed Volatility	8,126,325	14,078,254	—	—
EQ/Emerging Markets Equity PLUS	237,174	1,122,883	—	—
EQ/Global Bond PLUS	—	—	91,603	—
EQ/International Equity Index	2,670,892	4,757,609	—	20,514,383
EQ/MFS International Growth	—	157,079	—	—
EQ/Money Market	15,644	—	—	—
EQ/Oppenheimer Global	1,307,133	4,615,948	2,456,863	3,457,405
EQ/PIMCO Global Real Return	—	—	—	1,541,284
EQ/PIMCO Ultra Short Bond	1,704,626	5,070,553	—	13,722,107
EQ/Quality Bond PLUS	—	—	—	2,662,123
Multimanager Core Bond	—	—	911,485	2,532,983

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December 31, 2017

Sale-Buybacks:

Each of the EQ/PIMCO Global Real Return Portfolio, EQ/PIMCO Ultra Short Bond Portfolio, EQ/Quality Bond PLUS Portfolio and Multimanager Core Bond Portfolio entered into financing transactions referred to as “sale-buybacks” during the year ended December 31, 2017. A sale-buyback transaction consists of a sale of a security by a Portfolio to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-upon price and date. The Portfolio is not entitled to receive principal and interest payments, if any, made on the security sold to the counterparty during the term of the agreement. The agreed-upon proceeds for securities to be repurchased by the Portfolio are reflected as a liability on the Portfolio’s Statement of Assets and Liabilities. The Portfolio will recognize net income represented by the price differential between the price received for the transferred security and the agreed-upon repurchase price. This is commonly referred to as the “price drop.” A price drop consists of: (i) the foregone interest and inflationary income adjustments, if any, the Portfolio would have otherwise received had the security not been sold; and (ii) the negotiated financing terms between the Portfolio and counterparty. Foregone interest and inflationary income adjustments, if any, are recorded as components of interest income on the Portfolio’s Statement of Operations. Interest payments based upon negotiated financing terms made by the Portfolio to counterparties are recorded as a component of interest expense on the Portfolio’s Statement of Operations. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. The Portfolio will segregate assets determined to be liquid to cover its obligations under sale-buyback transactions. In the event the net exposure for sale-buybacks and certain derivatives trades exceeds $250,000 (on a per counterparty basis) the Portfolio will post additional collateral. As of December 31, 2017, none of the Portfolios needed to post additional collateral. Each of the EQ/PIMCO Global Real Return Portfolio, EQ/PIMCO Ultra Short Bond, EQ/Quality Bond PLUS Portfolio and Multimanager Core Bond Portfolio had open sale-buybacks at December 31, 2017.

Cash and Statement of Cash Flows:

Due to the volume of sale-buyback transactions during the year ended December 31, 2017, the EQ/PIMCO Global Real Return Portfolio is presenting a Statement of Cash Flows. The Statement of Cash Flows, as applicable, has been prepared using the indirect method which requires increase (decrease) in net assets resulting from operations to be adjusted to reconcile to net cash flows from operating activities. Consistent with EQ/PIMCO Global Real Return Portfolio’s investment strategy, management has determined that Cash and Foreign Cash, which are comprised of U.S. dollar and foreign currency deposits at the Custodian, are considered cash for purposes of preparing the Statement of Cash Flows.

Short Sales Against the Box:

Certain Portfolios may enter into a “short sale” of securities in circumstances in which, at the time the short position is open, the Portfolio owns at least an equal amount of the securities sold short or owns preferred stocks or debt securities, convertible or exchangeable without payment of further consideration, into at least an equal number of securities sold short. This kind of short sale, which is referred to as one “against the box,” may be entered into by the Portfolio to, for example, lock in a sale price for a security the Portfolio does not wish to sell immediately. The Portfolio will designate the segregation, either on its records or with the Trust’s custodian, of the securities sold short or convertible or exchangeable preferred stocks or debt securities sold in connection with short sales against the box. Liabilities for securities sold short are reported at market value in the financial statements. Such liabilities are subject to off-balance sheet risk to the extent of any future increases in market value of the securities sold short. The ultimate liability for securities sold short could exceed the liabilities recorded in the

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Portfolio’s financial statements. The Portfolio bears the risk of potential inability of the brokers to meet their obligation to perform.

Accounting for Derivative Instruments:

Following is a description of how and why the Portfolios use derivative instruments, the type of derivatives utilized by the Portfolios during the reporting period, as well as the primary underlying risk exposures related to each instrument type. Derivatives accounted for as hedging instruments must be disclosed separately from those that do not qualify for hedge accounting. Even though the Portfolios may use derivatives in an attempt to achieve an economic hedge, the Portfolio’s derivatives are not accounted for as hedging instruments because the Portfolios account for their derivatives at fair value and record any changes in fair value in current period earnings in the Statement of Operations. All open derivative positions at period end are reflected on each respective Portfolio’s Portfolio of Investments. The volume of derivative activity, based on month-end notional amounts during the period is also noted in each respective Portfolio’s Portfolio of Investments. Portfolio securities are reserved and/or pledged with the custodian for current or potential derivative holdings as necessary throughout the year.

Options:

Certain Portfolios may write (sell) covered options as a hedge to provide protection against adverse movements in the price of securities in the Portfolio or to enhance investment performance. Certain Portfolios purchase and sell exchange traded options on foreign currencies. When a Portfolio writes an option, an amount equal to the premium received by the Portfolio is recorded as a liability and is subsequently adjusted on a daily basis to the current market price of the option written. Premiums received from writing options that expire unexercised are recognized as gains on the expiration date. Premiums received from writing options that are exercised or are cancelled in closing purchase transactions are offset against the cost of any securities purchased or added to the proceeds or netted against the amount paid on the transaction to determine the realized gain or loss. In writing options, a Portfolio must assume that the option may be exercised at any time prior to the expiration of its obligation as a writer, and that in such circumstances the net proceeds of the sale (or cost of) purchase of the underlying securities and currencies pursuant to the call or put option may be substantially below or above the prevailing market price. A Portfolio also has the additional risk of not being able to enter into a closing purchase transaction if a liquid secondary market does not exist and bears the risk of unfavorable changes in the price of the financial instruments underlying the options.

Certain Portfolios may purchase put options on securities to increase the Portfolio’s total investment return or to protect its holdings against a substantial decline in market value. The purchase of put options on securities will enable a Portfolio to preserve, at least partially, unrealized gains in an appreciated security in its portfolio without actually selling the security. In addition, the Portfolios will continue to receive interest or dividend income on the security. The Portfolios may also purchase call options on securities to protect against substantial increases in prices of securities that Portfolios intend to purchase pending their ability to invest in an orderly manner in those securities. The Portfolios may sell put or call options they have previously purchased, which could result in a net gain or loss depending on whether the amount received on the sale is more or less than the premium and other transaction costs paid on the put or call option which was bought.

Futures Contracts, Options on Futures Contracts, Forward Commitments and Foreign Currency Contracts:

The futures contracts used by the Portfolios are agreements to buy or sell a financial instrument for a set price in the future. Options on futures contracts used by the Portfolios are rights to buy, or sell a futures contract for a set price in the future. Certain Portfolios buy or sell

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December 31, 2017

futures contracts for the purpose of protecting their Portfolio securities against future changes in interest rates and indices which might adversely affect the value of the Portfolios’ securities or the price of securities that they intend to purchase at a later date. Initial margin deposits are made upon entering into futures contracts and can be in cash, certain money market instruments, treasury securities or other liquid, high grade debt securities. During the period the futures contracts are open, changes in the market price of the contracts are recognized as unrealized gains or losses by “marking-to-market” at the end of each trading day. Variation margin payments on futures contracts are received or made, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the proceeds from or cost of the closing transactions and the Portfolio’s basis in the contract. Should interest rates or indices move unexpectedly, the Portfolio may not achieve the anticipated benefits of the futures contracts and may incur a loss. The use of futures contracts transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets. Use of long futures contracts subjects the Portfolios to risk of loss in excess of the amounts shown on the Statements of Assets and Liabilities, up to the notional value of the futures contracts. Use of short futures contracts subjects the Portfolios to unlimited risk of loss. The Portfolios enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, a Portfolio’s credit risk is limited to failure of the exchange or board of trade.

Each of the AXA Global Equity Managed Volatility Portfolio, AXA International Core Managed Volatility Portfolio, AXA International Value Managed Volatility Portfolio, AXA Large Cap Core Managed Volatility Portfolio, AXA Large Cap Growth Managed Volatility Portfolio, AXA Large Cap Value Managed Volatility Portfolio, AXA Mid Cap Value Managed Volatility Portfolio, AXA/AB Dynamic Aggressive Growth Portfolio, AXA/AB Dynamic Growth Portfolio, AXA/AB Dynamic Moderate Growth Portfolio, AXA/Franklin Balanced Managed Volatility Portfolio, AXA/Franklin Small Cap Value Managed Volatility Portfolio, AXA/Goldman Sachs Strategic Allocation Portfolio, AXA/Invesco Strategic Allocation Portfolio, AXA/JPMorgan Strategic Allocation Portfolio, AXA/Legg Mason Strategic Allocation Portfolio, AXA/Mutual Large Cap Equity Managed Volatility Portfolio, AXA/Templeton Global Equity Managed Volatility Portfolio, AXA 500 Managed Volatility Portfolio, AXA 400 Managed Volatility Portfolio, AXA 2000 Managed Volatility Portfolio, AXA International Managed Volatility Portfolio, ATM International Managed Volatility Portfolio, ATM Large Cap Managed Volatility Portfolio, ATM Mid Cap Managed Volatility Portfolio and ATM Small Cap Managed Volatility Portfolio used futures contracts during the year ended December 31, 2017, to equitize cash or to increase or decrease the level of equity exposure during periods when market volatility differed from specific thresholds set for each Portfolio. Information on the impact of these positions on the Portfolios’ financial statements can be found in the Statement of Operations and Portfolio of Investments for each Portfolio. The market value of investments pledged and/or cash pledged to cover margin requirements can be found in the Portfolio of Investments and/or Statement of Assets and Liabilities for each Portfolio.

Certain Portfolios may make contracts to purchase or sell securities for a fixed price at a future date beyond customary settlement time (“forward commitments”). Portfolios may designate the segregation, either on their records or with the Trust’s custodian, of cash or other liquid securities in an amount sufficient to meet the purchase price, or may enter into offsetting contracts for the forward sale of other securities they own. These commitments are reported at market value in the financial statements. Forward commitments may be considered securities in themselves and involve a risk of loss if the value of the security to be purchased declines or if the value of the security to be sold increases prior to the settlement date, which is a risk in addition to the risk of decline in value of the Portfolio’s other assets. Where such purchases or sales are

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December 31, 2017

made through dealers, a Portfolio relies on the dealer to consummate the sale. The dealer’s failure to do so may result in the loss to a Portfolio of an advantageous yield or price. Market risk exists on these commitments to the same extent as if the securities were owned on a settled basis and gains and losses are recorded and reported in the same manner. However, during the commitment period, these investments earn no interest or dividends. The use of forward commitments may result in market risk to the Portfolios that is greater than if the Portfolios had engaged solely in transactions that settle in the customary time.

The Portfolios may be exposed to foreign currency risks associated with Portfolio investments. During the reporting period, certain Portfolios entered into certain forward foreign currency contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date to hedge or otherwise manage these exposures. Unrealized gains or losses on forward foreign currency contracts are recorded by the Portfolios on a daily basis and realized gains or losses are recorded on the settlement date of a contract.

Certain Portfolios may purchase foreign currency on a spot (or cash) basis. In addition, certain Portfolios enter into contracts to purchase or sell foreign currencies at a future date (“forward contracts”). A forward foreign currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. Daily fluctuations in the value of such contracts are recognized as unrealized appreciation or depreciation by “marking to market.” The gain or loss arising from the difference between the original contracts and the closing of such contracts is included in realized gains or losses from foreign currency transactions in the Statements of Operations of the Portfolios. The Portfolios may engage in these forward contracts to protect against uncertainty in the level of future rates in connection with the purchase and sale of Portfolio securities (“transaction hedging”) and to protect the value of specific portfolio positions (“position hedging”). The Portfolios also buy forward foreign currency contracts to gain exposure to currencies. The Portfolios are subject to off-balance sheet risk to the extent of the value of the contracts for purchase of foreign currency and in an unlimited amount for sales of foreign currency.

Collateral:

Collateral on OTC derivatives and centrally cleared derivatives may be in the form of cash or debt securities issued by the U.S. government or related agencies. Cash posted by a Portfolio is reflected as cash held as collateral at the broker in the accompanying financial statements and generally is restricted from withdrawal by the Portfolio; securities posted by a Portfolio are so noted in the accompanying Portfolio of Investments; both remain in the Portfolio’s assets. Collateral pledged by counterparties is not included in the Fund’s assets because the Portfolio does not obtain effective control over those assets. For OTC derivatives, collateral posted or received by the Portfolio is held in a segregated account at the respective counterparty or Portfolio’s custodian. As of December 31, 2017, collateral pledged by counterparties to 1290 VT DoubleLine Dynamic Allocation Portfolio for OTC derivatives consisted of $299,228 in the form of a U.S. Treasury Bill.

Repurchase Agreements:

During the year ended December 31, 2017, the EQ/Money Market Portfolio entered into repurchase agreements through an account at JPMorgan Chase Bank, N.A. (“JPMorgan”), the Portfolio’s custodian, the daily aggregate balance of which is invested in one or more joint repurchase agreements collateralized by U.S. Treasury or federal agency obligations. In a repurchase agreement, the seller of a security agrees to repurchase the security at a mutually agreed-upon time and price, which reflects the effective rate of return for the term of the agreement. For a repurchase agreement, JPMorgan takes possession of the collateral pledged for investments in such repurchase agreement. The underlying collateral is valued daily on a

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mark-to-market basis to ensure that the value is equal to or greater than the repurchase price, including accrued interest. In the event of default of the obligation to repurchase, the Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Portfolio may be delayed or limited.

Repurchase agreements outstanding at period end, if any, including the underlying debt obligation (collateral) assigned to each agreement, are included within the Portfolio’s Portfolio of Investments.

Joint Repurchase Agreements

During the year ended December 31, 2017, certain Portfolios have transferred cash collateral received from the securities lending program to a joint account at JPMorgan, the lending agent. The joint account aggregates cash collateral received from the participating Portfolios, along with other customers of JPMorgan, in order to execute joint repurchase agreement transactions with various counterparties (the “Joint Repurchase Agreements”). As such, each Portfolio has a proportionate interest in one or more of the Joint Repurchase Agreements. The Joint Repurchase Agreements can contractually be collateralized by U.S. Government Treasury Securities, U.S. Government Agency Securities, Supranational/ Non-U.S. Agency or U.S. Equity Securities and are held at a financial institution acting as a tri-party custodian. In a Joint Repurchase Agreement, the seller of the security agrees to repurchase the security at a mutually agreed upon time and price, which reflects the effective rate of return for the term of the agreement. The underlying collateral is marked to market daily to ensure that the value of the collateral pledged is equal to or greater than the agreed upon repurchase price, including accrued interest. In the event of default of the obligation to repurchase, the Portfolio has the right to cause JPMorgan to liquidate the collateral. JPMorgan shall indemnify the Portfolios against a decline in the value of the collateral below the agreed upon repurchase price. However, the execution of such actions may result in the delay of realization of the collateral by the Portfolios. The details of the proportionate share of the Joint Repurchase Agreements open at December 31, 2017 for the Portfolios are reflected in each Portfolio’s Portfolio of Investments. At December 31, 2017, the Joint Repurchase Agreements (on a gross basis, including other customers of JPMorgan) in which the Portfolios participated were as follows:

Bank of Nova Scotia (The), 1.35%, dated 12/29/17, due 1/2/18, repurchase price $100,015,000, collateralized by various U.S. Government Treasury Securities, ranging from 3.625%-3.875%, maturing 4/15/29-8/15/43; total market value $102,000,092.

Bank of Nova Scotia (The), 1.39%, dated 12/29/17, due 1/2/18, repurchase price $100,015,333, collateralized by various U.S. Government Treasury Securities, ranging from 0.000%-3.750%, maturing 1/11/18-2/15/47; total market value $102,083,893

Bank of Nova Scotia (The), 1.39%, dated 12/29/17, due 1/2/18, repurchase price $250,038,583, collateralized by various U.S. Government Treasury Securities, ranging from 0.000%-3.750%, maturing 1/11/18-2/15/47; total market value $255,209,733

Bank of Nova Scotia (The), 1.39%, dated 12/29/17, due 1/2/18, repurchase price $150,023,171, collateralized by various U.S. Government Treasury Securities, ranging from 0.000%-3.750%, maturing 1/11/18-2/15/47; total market value $153,125,840.

Citigroup Global Markets Ltd., 1.40%, dated 12/29/17, due 1/2/18, repurchase price $275,042,821, collateralized by various Foreign Government Agency Securities, ranging from 1.625%-2.500%, maturing 3/16/21-7/29/25, U.S. Government Treasury Securities, ranging from 0.875%-7.250%, maturing from 8/15/20-2/15/47; total market value $280,500,034.

Citigroup Global Markets, Inc., 1.60%, dated 12/29/17, due 1/2/18, repurchase price $150,026,663, collateralized by various Common Stocks; total market value $165,000,061.

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Citigroup Global Markets, Inc., 1.60%, dated 12/29/17, due 1/2/18, repurchase price $100,017,775, collateralized by various Common Stocks; total market value $110,000,040.

Deutsche Bank AG, 1.55%, dated 12/29/17, due 1/2/18, repurchase price $250,043,065, collateralized by various Corporate Bonds, ranging from 1.750%-1.875%, maturing 9/5/19-4/14/22, Foreign Government Agency Securities, ranging from 1.875%-2.000%, maturing 3/15/19-5/2/25; total market value $255,000,159.

Deutsche Bank AG, 1.81%, dated 12/29/17, due 1/2/18, repurchase price $200,040,240, collateralized by various Common Stocks, U.S. Government Treasury Securities, ranging from 1.875%-2.250%, maturing 4/30/22-8/15/46; total market value $222,444,252.

Deutsche Bank AG, 1.81%, dated 12/29/17, due 1/2/18, repurchase price $200,040,235, collateralized by various Common Stocks, U.S. Government Treasury Securities, ranging from 1.875%-2.250%, maturing 4/30/22-8/15/46; total market value $222,444,252.

Deutsche Bank AG, 1.81%, dated 12/29/17, due 1/2/18, repurchase price $150,030,196, collateralized by various Common Stocks, U.S. Government Treasury Securities, ranging from 1.875%-2.250%, maturing 4/30/22-8/15/46; total market value $166,833,189.

Deutsche Bank AG, 1.81%, dated 12/29/17, due 1/2/18, repurchase price $50,010,063, collateralized by various Common Stocks, U.S. Government Treasury Securities, ranging from 1.875%-2.250%, maturing 4/30/22-8/15/46; total market value $55,611,063.

Macquarie Bank Ltd., 1.42%, dated 12/29/17, due 1/2/18, repurchase price $50,007,886, collateralized by various U.S. Government Treasury Securities, ranging from 0.000%-3.750%, maturing 1/4/18-11/15/47; total market value $51,022,511.

NBC Global Finance Ltd., 1.59%, dated 12/29/17, due 1/2/18, repurchase price $200,035,351, collateralized by various Common Stocks; total market value $222,485,330.

NBC Global Finance Ltd., 1.59%, dated 12/29/17, due 1/2/18, repurchase price $200,035,316, collateralized by various Common Stocks; total market value $222,485,330.

NBC Global Finance Ltd., 1.59%, dated 12/29/17, due 1/2/18, repurchase price $200,035,333, collateralized by various Common Stocks; total market value $222,485,330.

Nomura Securities Co. Ltd., 1.40%, dated 12/29/17, due 1/2/18, repurchase price $200,031,200, collateralized by various U.S. Government Treasury Securities, ranging from 0.000%-7.125%, maturing 1/4/18-8/15/47; total market value $204,000,041.

Nomura Securities Co. Ltd., 1.40%, dated 12/29/17, due 1/2/18, repurchase price $125,019,438, collateralized by various U.S. Government Treasury Securities, ranging from 0.000%-2.000%, maturing 1/4/18-2/15/42; total market value $127,500,070.

RBS Securities, Inc., 1.37%, dated 12/29/17, due 1/2/18, repurchase price $100,015,213, collateralized by various U.S. Government Treasury Securities, ranging from 1.750%-1.875%, maturing 2/28/22-9/30/22; total market value $102,000,615.

Societe Generale SA, 1.32%, dated 12/29/17, due 1/5/18, repurchase price $250,064,150, collateralized by various U.S. Government Treasury Securities, ranging from 0.000%-3.000%, maturing 11/15/21-11/15/46; total market value $255,000,063.

Societe Generale SA, 1.32%, dated 12/29/17, due 1/5/18, repurchase price $100,025,650, collateralized by various U.S. Government Treasury Securities, ranging from 0.000%-8.125%, maturing 2/28/19-2/15/44; total market value $102,000,005.

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Securities Lending:

During the year ended December 31, 2017, certain Portfolios entered into securities lending transactions. To generate additional income, a Portfolio may lend its portfolio securities, up to 30% of the market value of the Portfolio’s total assets, to brokers, dealers, and other financial institutions.

JPMorgan serves as securities lending agent for the securities lending program of the Trust. Securities lending transactions are considered to be overnight and continuous and can be terminated by a Portfolio or the borrower at anytime.

The Portfolios’ securities lending policies and procedures require that the borrower (i) deliver cash or U.S. Government securities as collateral with respect to each new loan of U.S. securities, equal to at least 102% of the value of the portfolio securities loaned, and with respect to each new loan on non-U.S. securities, collateral of at least 105% of the value of the portfolio securities loaned; and (ii) at all times thereafter mark-to-market the collateral on a daily basis so that the market value of such collateral is at least 100% of the value of securities loaned. Cash collateral received is generally invested in joint repurchase agreements or government money market funds and shown in the Portfolio of Investments and included in calculating the Portfolio’s total assets. U.S. Government securities received as collateral, if any, are held in safe-keeping by JPMorgan and cannot be sold or repledged by the Portfolio and accordingly are not reflected in the Portfolio’s total assets. For additional information on the non- cash collateral received, please refer to note (xx) in the Portfolio of Investments. Certain of the securities on loan may have been sold prior to the close of the reporting period and are included in Receivables for Securities Sold on the Statements of Assets and Liabilities.

The Portfolios receive payments from the lending agent equivalent to any dividends and/or interest that would have been earned on the securities loaned while simultaneously seeking to earn income on the investment of cash collateral. Securities lending income includes any fees charged to borrowers less expenses associated with the loan. Income from the securities lending program is recorded when earned from the lending agent and reflected in the Statements of Operations under “Securities lending (net).” The Portfolios may invest cash collateral in joint repurchase agreements or government money market funds as indicated on the Portfolio of Investments, and record a liability in the Statements of Assets and Liabilities for the return of the collateral, during the period the securities are on loan. There may be risks of delay or restrictions in recovery of the securities or disposal of collateral should the borrower of the securities fail financially. Loans are made, however, only to borrowers deemed by the lending agent to be of good standing and creditworthy and approved by FMG LLC. Loans are subject to termination by a Portfolio or the borrower at any time, and, therefore, are not considered to be illiquid investments. The lending agent receives a fee based on a percentage of earnings derived from the investment of cash collateral. The Portfolios receive 90% of the net earnings of the Repurchase Agreements up to $45 million of aggregate earnings across all Portfolios within a calendar year and 92% thereafter. The market value of the securities on loan and the value of the related collateral as of December 31, 2017 were as follows:

Portfolios	Securities on Loan	Collateral	Collateralization
All Asset Growth-Alt 20	$3,523,876	$3,601,869	102%
1290 VT Energy	742,843	763,682	103
1290 VT Low Volatility Global Equity	228,754	234,300	102
1290 VT Multi-Alternative Strategies	31,731	32,375	102
1290 VT Convertible Securities	409,225	420,195	103
1290 VT DoubleLine Dynamic Allocation	533,889	546,289	102
1290 VT DoubleLine Opportunistic Bond	2,276,367	2,322,633	102
1290 VT Equity Income	262,350	267,750	102
1290 VT GAMCO Mergers & Acquisitions	7,262,190	7,665,998	106
1290 VT GAMCO Small Company Value	238,274,707	246,898,022	104

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Portfolios	Securities on Loan	Collateral	Collateralization
1290 VT High Yield Bond	$27,585,629	$28,157,026	102%
1290 VT Micro Cap	18,756,338	19,675,803	105
1290 VT Natural Resources	534,481	558,222	104
1290 VT Real Estate	534,700	552,961	103
1290 VT Small Cap Value	11,950,425	12,433,389	104
1290 VT SmartBeta Equity	100,558	104,699	104
1290 VT Socially Responsible	1,898,451	1,966,322	104
AXA Global Equity Managed Volatility	18,645,482	19,348,392	104
AXA International Core Managed Volatility	65,511,044	67,271,372	103
AXA International Value Managed Volatility	6,665,755	6,936,706	104
AXA Large Cap Core Managed Volatility	34,224,895	35,425,028	104
AXA Large Cap Growth Managed Volatility	166,832,412	172,371,736	103
AXA Large Cap Value Managed Volatility	52,479,295	54,039,928	103
AXA Mid Cap Value Managed Volatility	61,808,539	63,703,362	103
AXA/AB Dynamic Growth	4,467,314	4,613,948	103
AXA/AB Dynamic Moderate Growth	7,968,834	8,336,231	105
AXA/AB Small Cap Growth	177,941,432	184,867,798	104
AXA/Clearbridge Large Cap Growth	7,125,623	7,376,259	104
AXA/Franklin Balanced Managed Volatility	43,593,132	44,699,753	103
AXA/Franklin Small Cap Value Managed Volatility	14,191,902	14,776,129	104
AXA/Goldman Sachs Strategic Allocation	147,174	150,660	102
AXA/Janus Enterprise	67,997,345	69,814,159	103
AXA/Loomis Sayles Growth	16,178,664	17,581,057	109
AXA/Morgan Stanley Small Cap Growth	51,019,196	53,241,715	104
AXA/Mutual Large Cap Equity Managed Volatility	5,132,245	5,300,192	103
AXA/Templeton Global Equity Managed Volatility	9,374,317	9,734,589	104
AXA 500 Managed Volatility	46,121,049	47,784,702	104
AXA 400 Managed Volatility	32,299,147	33,299,913	103
AXA 2000 Managed Volatility	316,585,762	329,158,444	104
AXA International Managed Volatility	28,797,230	30,189,892	105
ATM International Managed Volatility	13,728,155	14,396,487	105
ATM Large Cap Managed Volatility	33,654,815	34,735,495	103
ATM Mid Cap Managed Volatility	9,990,961	10,313,130	103
ATM Small Cap Managed Volatility	74,707,805	77,727,627	104
EQ/Blackrock Basic Value Equity	32,073,172	32,812,090	102
EQ/Capital Guardian Research	16,659,528	17,073,175	102
EQ/Common Stock Index	106,335,398	110,006,661	103
EQ/Core Bond Index	82,004,134	83,685,013	102
EQ/Emerging Markets Equity PLUS	164,516	176,593	107
EQ/Equity 500 Index	31,707,807	32,795,340	103
EQ/Global Bond PLUS	1,415,697	1,445,823	102
EQ/Intermediate Government Bond	31,737,942	32,411,929	102
EQ/International Equity Index	15,927,374	16,739,716	105
EQ/Large Cap Growth Index	19,560,200	20,225,290	103
EQ/Large Cap Value Index	7,789,279	8,044,069	103
EQ/Mid Cap Index	100,127,611	103,331,373	103
EQ/Oppenheimer Global	4,295,945	4,499,062	105
EQ/Pimco Ultra Short Bond	2,599,138	2,709,305	104

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Portfolios	Securities on Loan	Collateral	Collateralization
EQ/Quality Bond PLUS	$1,977,180	$2,061,746	104%
EQ/Small Company Index	95,648,807	99,504,588	104
EQ/T. Rowe Price Growth Stock	49,024,397	50,672,659	103
EQ/UBS Growth and Income	2,290,626	2,393,446	104
Multimanager Aggressive Equity	45,411,299	46,793,554	103
Multimanager Core Bond	3,770,675	3,849,035	102
Multimanager Mid Cap Growth	16,602,742	17,245,326	104
Multimanager Mid Cap Value	8,514,599	8,823,291	104
Multimanager Technology	87,266,159	89,963,674	103

In accordance with guidance presented in FASB ASU 2014-11, Balance Sheet (Topic) 860: Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures, liabilities under the outstanding securities lending transactions as of December 31, 2017, were as follows:

Portfolios:	Liabilities as presented in the Statements of Assets and Liabilities
All Asset Growth-Alt 20	$3,408,823
1290 VT Energy	763,682
1290 VT Low Volatility Global Equity	234,300
1290 VT Multi-Alternative Strategies	32,375
1290 VT Convertible Securities	420,195
1290 VT DoubleLine Dynamic Allocation	546,289
1290 VT DoubleLine Opportunistic Bond	2,322,633
1290 VT Equity Income	267,750
1290 VT GAMCO Mergers & Acquisitions	7,592,689
1290 VT GAMCO Small Company Value	231,456,871
1290 VT High Yield Bond	28,157,026
1290 VT Micro Cap	19,609,084
1290 VT Natural Resources	545,750
1290 VT Real Estate	536,518
1290 VT Small Cap Value	12,151,751
1290 VT SmartBeta Equity	104,699
1290 VT Socially Responsible	1,870,685
AXA Global Equity Managed Volatility	18,452,739
AXA International Core Managed Volatility	65,139,555
AXA International Value Managed Volatility	6,402,203
AXA Large Cap Core Managed Volatility	35,204,133
AXA Large Cap Growth Managed Volatility	164,254,286
AXA Large Cap Value Managed Volatility	52,318,334
AXA Mid Cap Value Managed Volatility	62,748,553
AXA/AB Dynamic Growth	4,549,281
AXA/AB Dynamic Moderate Growth	7,481,153
AXA/AB Small Cap Growth	182,558,785
AXA/ClearBridge Large Cap Growth	7,370,571
AXA/Franklin Balanced Managed Volatility	44,641,217
AXA/Franklin Small Cap Value Managed Volatility	14,618,199
AXA/Goldman Sachs Strategic Allocation	150,660
AXA/Janus Enterprise	63,370,710
AXA/Loomis Sayles Growth	17,557,920
AXA/Morgan Stanley Small Cap Growth	52,500,178
AXA/Mutual Large Cap Equity Managed Volatility	5,300,192

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Portfolios:	Liabilities as presented in the Statements of Assets and Liabilities
AXA/Templeton Global Equity Managed Volatility	$6,623,438
AXA 500 Managed Volatility	46,075,969
AXA 400 Managed Volatility	32,626,461
AXA 2000 Managed Volatility	318,406,919
AXA International Managed Volatility	26,963,140
ATM International Managed Volatility	11,776,094
ATM Large Cap Managed Volatility	34,459,412
ATM Mid Cap Managed Volatility	9,463,340
ATM Small Cap Managed Volatility	77,612,376
EQ/BlackRock Basic Value Equity	32,812,090
EQ/Capital Guardian Research	17,073,175
EQ/Common Stock Index	106,809,194
EQ/Core Bond Index	83,322,715
EQ/Equity 500 Index	32,632,320
EQ/Global Bond PLUS	1,445,823
EQ/Intermediate Government Bond	32,411,929
EQ/International Equity Index	15,136,707
EQ/Large Cap Growth Index	17,808,066
EQ/Large Cap Value Index	7,896,591
EQ/Mid Cap Index	95,843,752
EQ/Oppenheimer Global	4,499,062
EQ/PIMCO Ultra Short Bond	396,775
EQ/Quality Bond PLUS	2,027,360
EQ/Small Company Index	98,366,248
EQ/T. Rowe Price Growth Stock	43,019,736
EQ/UBS Growth and Income	2,393,446
Multimanager Aggressive Equity	44,376,895
Multimanager Core Bond	3,849,035
Multimanager Mid Cap Growth	16,640,153
Multimanager Mid Cap Value	8,582,042
Multimanager Technology	86,235,960

The Securities Lending Agreement between the Trust and JPMorgan provides that in the event of a default by a borrower with respect to any loan, a Portfolio may terminate the loan and JPMorgan will exercise any and all remedies provided under the applicable borrower agreement to make the Portfolio whole. These remedies include purchasing replacement securities by applying the collateral held from the defaulting borrower against the purchase cost of the replacement securities. If, despite such efforts by JPMorgan to exercise these remedies, the Portfolio sustains losses as a result of a borrower’s default, JPMorgan indemnifies the Portfolio by purchasing replacement securities at JPMorgan’s expense, or paying the Portfolio an amount equal to the market value of the replacement securities, subject to certain limitations which are set forth in detail in the Securities Lending Agreement between the Portfolio and JPMorgan.

At December 31, 2017, the Securities Lending Agreement does not permit the Portfolio to enforce a netting arrangement.

Total Return Swap Agreements:

The 1290 VT DoubleLine Dynamic Allocation entered into total return swap agreements to gain or mitigate exposure to the underlying reference. Total return swap agreements involve commitments where cash flows are exchanged based on the price of an underlying reference and based on a fixed or variable rate. Total return swap agreements may involve commitments to

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pay interest in exchange for a market-linked return. One counterparty pays out the total return of a specific reference asset, which may include an underlying equity, index, or bond, and in return receives a fixed or variable rate. At the maturity date, a net cash flow is exchanged where the total return is equivalent to the return of the underlying reference less a financing rate, if any. As a receiver, the Portfolio would receive payments based on any positive total return and would owe payments in the event of a negative total return. As the payer, the Portfolio would owe payments on any net positive total return, and would receive payment in the event of a negative total return. In connection with total return swap agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Swaps are marked to market daily based upon values from third party vendors, which may include a registered exchange, or quotations from market makers to the extent available. In the event that market quotes are not readily available and the swap cannot be valued pursuant to one of the valuation methods, the value of the swap will be determined in good faith by the Committee, generally based upon recommendations provided by a Portfolio’s sub-adviser. Changes in market value, if any, are reflected as a component of net changes in unrealized appreciation/(depreciation) on the Statements of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for the change in value as appropriate (“variation margin”) on the Statements of Assets and Liabilities. Over-the-counter (“OTC”) swap payments received or made at the beginning of the measurement period are reflected as such on the Statements of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). These upfront premiums are recorded as realized gains or losses on the Statements of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statements of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gains or losses on the Statements of Operations.

Market and Credit Risk:

A Portfolio’s investments in financial instruments expose the Portfolio to various risks such as, but not limited to, interest rate, foreign currency, forward commitments and equity risks.

Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. When nominal interest rates decline, the value of certain fixed-income securities held by a Portfolio generally rises. Conversely, when nominal interest rates rise, the value of certain fixed income securities held by a Portfolio generally decreases. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Interest rate changes can be sudden and unpredictable, and a Portfolio may lose money if these changes are not anticipated by Portfolio management. A Portfolio may not be able to hedge against changes in interest rates or may choose not to do so for cost or other reasons. In addition, any hedges may not work as intended. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a measure of the sensitivity of a security’s market price to interest rate (i.e., yield) movements. As of December 31, 2017, interest rates are near historic lows in the United States, and below zero in other parts of the world, including certain European countries and Japan. A Portfolio is subject to greater risk of rising interest rates due to these market conditions. A significant or rapid rise in interest rates could result in losses to the Portfolio.

Foreign (non-U.S.) securities in this report are classified by the country of risk of a holding.

If a Portfolio invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in financial derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the

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December 31, 2017

base currency of the Portfolio, or, in the case of hedging positions, that the Portfolio’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, a Portfolio’s investments in foreign currency denominated securities may reduce the Portfolio’s returns.

Forward commitments and forward foreign currency contracts involve elements of both market and credit risk in excess of the amounts reflected in the Statements of Assets and Liabilities. They are executed directly with the counterparty and not through an exchange and can be terminated only by agreement of both parties to such contracts. With respect to such transactions there is no daily margin settlement. There is also the risk that the security will not be issued or that the other party to the transaction will not meet its obligations. If this occurs, the Portfolio may lose both the investment opportunity for its assets if set aside to pay for the security and any gain in the security.

The market values of the Portfolio’s investments may decline due to general market conditions which are not specifically related to a particular company or issuer, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities, although under certain market conditions fixed income securities may have comparable or greater price volatility. Credit ratings downgrades may also negatively affect securities held by a Portfolio. Even when markets perform well, there is no assurance that the investments held by a Portfolio will increase in value along with the broader market. In addition, market risk includes the risk that geopolitical events will disrupt the economy on a national or global level.

A Portfolio will be exposed to credit risk to parties with whom it trades and will also bear the risk of settlement default. A Portfolio seeks to minimize concentrations of credit risk by undertaking transactions with a large number of counterparties on recognized and reputable exchanges, where applicable. A Portfolio could lose money if the issuer or guarantor of a fixed income security, or the counterparty of a financial derivatives contract, repurchase agreement or a loan of portfolio securities or other transactions, is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.

Certain Portfolios may invest in below investment grade high-yield securities (commonly known as “junk bonds”). These securities are considered to be high risk investments. Securities rated below investment grade are speculative in nature, involve greater risk of default by the issuing entity and may be subject to greater market fluctuations than higher rated fixed income securities because such securities are generally unsecured and subordinated to other creditors’ claims. The retail secondary market for these “junk bonds” may be less liquid than that of higher rated securities and adverse economic conditions could make it difficult to sell certain securities or could result in lower prices than those used in calculating the Portfolio’s NAV.

Because certain Portfolios invest in affiliated mutual funds, unaffiliated mutual funds and ETFs, the Portfolios indirectly pay a portion of the expenses incurred by the underlying funds and ETFs. As a result, the cost of investing in the Portfolios may be higher than the cost of

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investing in a Portfolio that invests directly in individual securities and financial instruments. The Portfolios are also subject to certain risks related to the underlying funds’ and ETFs’ investments in securities and financial instruments such as fixed income securities, including high yield, asset-backed and mortgage-related securities, equity securities, foreign and emerging markets securities, commodities and real estate securities. These securities are subject to risks specific to their structure, sector with their individual investment strategies including futures, forward currency contracts, options, and other derivatives, which are also subject to specific risks related to their structure, sector or market, and may be riskier than investments in other types of securities.

Offsetting Assets and Liabilities:

The Portfolios may be subject to various netting arrangements with select counterparties (“Master Agreements”). Master Agreements govern the terms of certain transactions, and are intended to reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that is intended to improve legal certainty. As the Master Agreements are specific to unique operations of different asset types; they allow a Portfolio to close out and net its total exposure to counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty. For financial reporting purposes the Statement of Assets and Liabilities generally show derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

Note 2	Management of the Trust

The Trust, on behalf of each Portfolio, has entered into three separate investment management agreements (the “Management Agreements”) with FMG LLC. With the exception of the All Asset Growth-Alt 20 Portfolio, AXA/Franklin Templeton Allocation Managed Volatility Portfolio and the AXA Strategic Allocation Series Portfolios, the Management Agreements state that the Adviser will, among other things: (i) have overall supervisory responsibility for the general management and investment of each Portfolio’s assets; (ii) select and contract with the Sub-Advisers to manage the investment operations and composition of each and every Portfolio; (iii) monitor the Sub-Advisers’ investment programs and results; (iv) oversee compliance by the Trust with various federal and state statutes; (v) apprise the Trustees of the Trust of developments materially affecting the Portfolios; and (vi) carry out the directives of the Board. With respect to the Management Agreements for the All Asset Growth-Alt 20 Portfolio, AXA/Franklin Templeton Allocation Managed Volatility Portfolio and the AXA Strategic Allocation Series Portfolios, the Management Agreements provide that the Adviser will, among other things: (i) provide investment management and advisory services; (ii) render investment advice concerning the underlying funds and ETFs in which to invest and the appropriate allocations for each Portfolio; (iii) monitor the investment programs and results; (iv) apprise the Trustees of the developments materially affecting the Portfolios; (v) oversee compliance by the Portfolio with various federal and state statutes; and (vi) carry out the directives of the Board. For its services under the Management Agreements, the Adviser is entitled to receive an annual fee as a percentage of average daily net assets, for each of the following Portfolios, calculated daily and payable monthly as follows:

Portfolios:	Management Fee
All Asset Growth-Alt 20	0.100% of average daily net assets
AXA/Franklin Templeton Allocation Managed Volatility	0.050% of average daily net assets

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	(as a percentage of average daily net assets)
Portfolios:	First $2 Billion	Next $4 Billion	Next $3 Billion	Thereafter
AXA Ultra Conservative Strategy	0.1000%	0.0925%	0.0900%	0.0875%
AXA Conservative Strategy	0.1000	0.0925	0.0900	0.0875
AXA Conservative Growth Strategy	0.1000	0.0925	0.0900	0.0875
AXA Balanced Strategy	0.1000	0.0925	0.0900	0.0875
AXA Moderate Growth Strategy	0.1000	0.0925	0.0900	0.0875
AXA Growth Strategy	0.1000	0.0925	0.0900	0.0875
AXA Aggressive Strategy	0.1000	0.0925	0.0900	0.0875
AXA 500 Managed Volatility	0.4500	0.4250	0.4000	0.3500
AXA 400 Managed Volatility	0.4500	0.4250	0.4000	0.3500
AXA 2000 Managed Volatility	0.4500	0.4250	0.4000	0.3500
AXA International Managed Volatility	0.4500	0.4250	0.4000	0.3500
ATM International Managed Volatility	0.4500	0.4250	0.4000	0.3500
ATM Large Cap Managed Volatility	0.4500	0.4250	0.4000	0.3500
ATM Mid Cap Managed Volatility	0.4500	0.4250	0.4000	0.3500
ATM Small Cap Managed Volatility	0.4500	0.4250	0.4000	0.3500

	(as a percentage of average daily net assets)
Portfolios:	First $750 Million	Next $750 Million	Next $1 Billion	Next $2.5 Billion	Thereafter
1290 VT DoubleLine Opportunistic Bond	0.600%	0.575%	0.550%	0.530%	0.520%
AXA/AB Short Duration Government Bond	0.450	0.430	0.410	0.390	0.380
EQ/Money Market	0.350	0.325	0.280	0.270	0.250
EQ/PIMCO Global Real Return	0.600	0.575	0.550	0.530	0.520
EQ/PIMCO Ultra Short Bond	0.500	0.475	0.450	0.430	0.420

	(as a percentage of average daily net assets)
Portfolios:	First $1 Billion	Next $1 Billion	Next $3 Billion	Next $5 Billion	Thereafter
1290 VT Convertible Securities	0.700%	0.680%	0.660%	0.640%	0.630%
1290 VT DoubleLine Dynamic Allocation	0.750	0.700	0.675	0.650	0.625
1290 VT Equity Income	0.750	0.700	0.675	0.650	0.625
1290 VT GAMCO Mergers & Acquisitions	0.900	0.850	0.825	0.800	0.775
1290 VT GAMCO Small Cap Value	0.750	0.700	0.675	0.650	0.625
1290 VT High Yield Bond	0.600	0.580	0.560	0.540	0.530
1290 VT Micro Cap	0.850	0.800	0.775	0.750	0.725
1290 VT Small Cap Value	0.800	0.750	0.725	0.700	0.675
1290 VT SmartBeta Equity	0.700	0.650	0.625	0.600	0.575
AXA Global Equity Managed Volatility	0.750	0.700	0.675	0.650	0.625
AXA International Core Managed Volatility	0.600	0.575	0.525	0.500	0.475
AXA International Value Managed Volatility	0.600	0.575	0.525	0.500	0.475
AXA Large Cap Core Managed Volatility	0.500	0.475	0.425	0.400	0.375
AXA Large Cap Growth Managed Volatility	0.500	0.475	0.425	0.400	0.375
AXA Large Cap Value Managed Volatility	0.500	0.475	0.425	0.400	0.375

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	(as a percentage of average daily net assets)
Portfolios:	First $1 Billion	Next $1 Billion	Next $3 Billion	Next $5 Billion	Thereafter
AXA Mid Cap Value Managed Volatility	0.550%	0.525%	0.475%	0.450%	0.425%
AXA/AB Dynamic Aggressive Growth	0.750	0.700	0.675	0.650	0.625
AXA/AB Dynamic Growth	0.750	0.700	0.675	0.650	0.625
AXA/AB Dynamic Moderate Growth	0.750	0.700	0.675	0.650	0.625
AXA/AB Small Cap Growth	0.550	0.500	0.475	0.450	0.425
AXA/ClearBridge Large Cap Growth	0.650	0.600	0.575	0.550	0.525
AXA/Franklin Balanced Managed Volatility	0.650	0.600	0.575	0.550	0.525
AXA/Franklin Small Cap Value Managed Volatility	0.700	0.650	0.625	0.600	0.575
AXA/Goldman Sachs Strategic Allocation	0.800	0.750	0.725	0.700	0.675
AXA/Invesco Strategic Allocation	0.800	0.750	0.725	0.700	0.675
AXA/Janus Enterprise	0.700	0.650	0.625	0.600	0.575
AXA/JPMorgan Strategic Allocation	0.800	0.750	0.725	0.700	0.675
AXA/Legg Mason Strategic Allocation	0.800	0.750	0.725	0.700	0.675
AXA/Loomis Sayles Growth	0.750	0.700	0.675	0.650	0.625
AXA/Morgan Stanley Small Cap Growth	0.800	0.750	0.725	0.700	0.675
AXA/Mutual Large Cap Equity Managed Volatility	0.700	0.650	0.625	0.600	0.575
AXA/Templeton Global Equity Managed Volatility	0.700	0.650	0.625	0.600	0.575
EQ/BlackRock Basic Value Equity	0.600	0.550	0.525	0.500	0.475
EQ/Capital Guardian Research	0.650	0.600	0.575	0.550	0.525
EQ/Emerging Markets Equity PLUS	0.700	0.650	0.625	0.600	0.575
EQ/Global Bond PLUS	0.550	0.530	0.510	0.490	0.480
EQ/Invesco Comstock	0.650	0.600	0.575	0.550	0.525
EQ/JPMorgan Value Opportunities	0.600	0.550	0.525	0.500	0.475
EQ/MFS International Growth	0.850	0.800	0.775	0.750	0.725
EQ/Oppenheimer Global	0.950	0.900	0.875	0.850	0.825
EQ/Quality Bond PLUS	0.400	0.380	0.360	0.340	0.330
EQ/T. Rowe Price Growth Stock	0.750	0.700	0.675	0.650	0.625
EQ/UBS Growth and Income	0.750	0.700	0.675	0.650	0.625
Multimanager Aggressive Equity	0.580	0.550	0.525	0.500	0.475
Multimanager Core Bond	0.550	0.530	0.510	0.490	0.480
Multimanager Mid Cap Growth	0.800	0.750	0.725	0.700	0.675
Multimanager Mid Cap Value	0.800	0.750	0.725	0.700	0.675
Multimanager Technology	0.950	0.900	0.875	0.850	0.825

	(as a percentage of average daily net assets)
Portfolios:	First $2 Billion	Next $4 Billion	Thereafter
1290 VT Energy	0.500%	0.450%	0.425%
1290 VT Low Volatility Global Equity	0.500	0.450	0.425
1290 VT Multi-Alternative Strategies	0.500	0.450	0.425
1290 VT Natural Resources	0.500	0.450	0.425
1290 VT Real Estate	0.500	0.450	0.425
1290 VT Socially Responsible	0.500	0.450	0.425
EQ/Common Stock Index	0.350	0.300	0.275
EQ/Core Bond Index	0.350	0.300	0.275
EQ/Equity 500 Index	0.250	0.200	0.175
EQ/Intermediate Government Bond	0.350	0.300	0.275

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	(as a percentage of average daily net assets)
Portfolios:	First $2 Billion	Next $4 Billion	Thereafter
EQ/International Equity Index	0.400%	0.350%	0.325%
EQ/Large Cap Growth Index	0.350	0.300	0.275
EQ/Large Cap Value Index	0.350	0.300	0.275
EQ/Mid Cap Index	0.350	0.300	0.275
EQ/Small Company Index	0.250	0.200	0.175

Prior to April 26, 2017 the following Portfolio’s management fee was as follows:

Portfolio:	Management Fee
1290 VT DoubleLine Dynamic Allocation	0.100% of average daily net assets

Prior to September 1, 2017 the following Portfolios’ management fees were as follows:

	(as a percentage of average daily net assets)
Portfolios:	First $2 Billion	Next $1 Billion	Next $3 Billion	Next $5 Billion	Thereafter
1290 VT Micro Cap	0.850%	0.800%	0.775%	0.750%	0.725%
1290 VT Small Cap Value	0.800	0.750	0.725	0.700	0.675
AXA International Core Managed Volatility	0.600	0.550	0.525	0.500	0.475
AXA International Value Managed Volatility	0.600	0.550	0.525	0.500	0.475
AXA Large Cap Core Managed Volatility	0.500	0.450	0.425	0.400	0.375
AXA Large Cap Growth Managed Volatility	0.500	0.450	0.425	0.400	0.375
AXA Large Cap Value Managed Volatility	0.500	0.450	0.425	0.400	0.375
AXA Mid Cap Value Managed Volatility	0.550	0.500	0.475	0.450	0.425
AXA/AB Small Cap Growth	0.550	0.500	0.475	0.450	0.425
AXA/Morgan Stanley Small Cap Growth	0.800	0.750	0.725	0.700	0.675
EQ/Emerging Markets Equity PLUS	0.700	0.650	0.625	0.600	0.575
Multimanager Aggressive Equity	0.580	0.550	0.525	0.500	0.475
Multimanager Mid Cap Growth	0.800	0.750	0.725	0.700	0.675
Multimanager Mid Cap Value	0.800	0.750	0.725	0.700	0.675
Multimanager Technology	0.950	0.900	0.875	0.850	0.825

	(as a percentage of average daily net assets)
Portfolio:	First $2 Billion	Next $2 Billion	Thereafter
AXA/AB Short Duration Government Bond	0.450%	0.430%	0.410%

	(as a percentage of average daily net assets)
Portfolios:	First $2 Billion	Next $4 Billion	Next $3 Billion	Next $2 Billion	Thereafter
1290 VT Convertible Securities	0.700%	0.680%	0.660%	0.640%	0.630%
1290 VT Energy	0.500	0.490	0.470	0.460	0.450
1290 VT High Yield Bond	0.600	0.580	0.560	0.540	0.530
1290 VT Low Volatility Global Equity	0.500	0.490	0.470	0.460	0.450
1290 VT Natural Resources	0.500	0.480	0.460	0.450	0.440
1290 VT Real Estate	0.500	0.480	0.460	0.450	0.440
1290 VT Socially Responsible	0.500	0.480	0.460	0.450	0.440
AXA 500 Managed Volatility	0.450	0.430	0.410	0.400	0.390
AXA 400 Managed Volatility	0.450	0.430	0.410	0.400	0.390
AXA 2000 Managed Volatility	0.450	0.430	0.410	0.400	0.390
AXA International Managed Volatility	0.450	0.430	0.410	0.400	0.390
ATM International Managed Volatility	0.450	0.430	0.410	0.400	0.390

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	(as a percentage of average daily net assets)
Portfolios:	First $2 Billion	Next $4 Billion	Next $3 Billion	Next $2 Billion	Thereafter
ATM Large Cap Managed Volatility	0.450%	0.430%	0.410%	0.400%	0.390%
ATM Mid Cap Managed Volatility	0.450	0.430	0.410	0.400	0.390
ATM Small Cap Managed Volatility	0.450	0.430	0.410	0.400	0.390
EQ/Common Stock Index	0.350	0.330	0.310	0.300	0.290
EQ/Core Bond Index	0.350	0.330	0.310	0.300	0.290
EQ/Equity 500 Index	0.250	0.230	0.210	0.200	0.190
EQ/Global Bond PLUS	0.550	0.530	0.510	0.490	0.480
EQ/Intermediate Government Bond	0.350	0.330	0.310	0.300	0.290
EQ/International Equity Index	0.400	0.380	0.360	0.350	0.340
EQ/Large Cap Growth Index	0.350	0.330	0.310	0.300	0.290
EQ/Large Cap Value Index	0.350	0.330	0.310	0.300	0.290
EQ/Mid Cap Index	0.350	0.330	0.310	0.300	0.290
EQ/Quality Bond PLUS	0.400	0.380	0.360	0.340	0.330
EQ/Small Company Index	0.250	0.230	0.210	0.200	0.190
Multimanager Core Bond	0.550	0.530	0.510	0.490	0.480

With the exception of the All Asset Growth-Alt 20 Portfolio, AXA/Franklin Templeton Allocation Managed Volatility Portfolio, ETF Portfolios, and AXA Strategic Allocation Series Portfolios, the Adviser has entered into an investment advisory agreement (“Sub-Advisory Agreements”) with each of the Sub-Advisers with respect to the Trust’s Portfolios. Each of the Sub-Advisory Agreements obligates the Sub-Advisers for the respective Portfolios to: (i) continuously furnish investment programs for the Portfolios; (ii) place all orders for the purchase and sale of investments for the Portfolios with brokers or dealers selected by the Adviser or the respective Sub-Advisers; and (iii) perform certain limited related administrative functions in connection therewith. The Adviser pays the expenses of investment sub-advisory services provided to the Portfolios, including the fees of the Sub-Advisers.

Note 3	Administrative Fees

FMG LLC serves as Administrator to the Trust. As Administrator, FMG LLC provides the Trust with necessary administrative, fund accounting, and compliance services. In addition, FMG LLC makes available the office space, equipment, personnel and facilities required to provide such administrative services to the Trust. FMG LLC makes available the office FMG LLC may carry out its responsibilities either directly or through sub-contracting with third party providers. For these services, the Trust pays FMG LLC an annual fee payable monthly as follows:

Each of the AXA/AB Dynamic Aggressive Growth Portfolio, AXA/AB Dynamic Growth Portfolio, AXA/AB Dynamic Moderate Growth Portfolio, AXA/Goldman Sachs Strategic Allocation Portfolio, AXA/Invesco Strategic Allocation Portfolio, AXA/JPMorgan Strategic Allocation Portfolio, AXA/Legg Mason Strategic Allocation Portfolio, the Tactical Portfolios and the Multiadviser Portfolios pay the greater of $32,500 per Portfolio, or its proportionate share of an asset based fee:

Total aggregated average daily net asset charge of the AXA/AB Dynamic Aggressive Growth Portfolio, AXA/AB Dynamic Growth Portfolio, AXA/AB Dynamic Moderate Growth Portfolio, AXA/Goldman Sachs Strategic Allocation Portfolio, AXA/JPMorgan Strategic Allocation Portfolio, AXA/Invesco Strategic Allocation Portfolio, AXA/Legg Mason Strategic Allocation Portfolio, the Tactical Portfolios and the Multiadviser Portfolios

0.15% on the first $25 billion

0.11% on the next $10 billion

0.10% on the next $5 billion

0.095% on the next $5 billion

0.090% on assets thereafter

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Each of the All Asset Growth — Alt 20 Portfolio, AXA Strategic Allocation Series Portfolio and the AXA/Franklin Templeton Allocation Managed Volatility Portfolio pays the greater of $32,500 per Portfolio, or its proportionate share of an asset based fee:

Total average daily net asset charge of the All Asset Growth — Alt 20 Portfolio, the AXA Strategic Allocation Series Portfolios and the AXA/Franklin Templeton Allocation Managed Volatility Portfolio, and the Portfolios of the AXA Premier VIP Trust, a separate registered investment company managed by FMG LLC

0.15% of the first $35 billion

0.11% of the next $10 billion

0.090% on assets thereafter

For all other Portfolios:

All other Portfolios each pay the greater of $30,000 per Portfolio, or its proportionate share of an asset based fee:

Total aggregated average daily net asset charge of the Portfolios*

0.10% on the first $30 billion

0.0975% on the next $10 billion

0.0950% on the next $5 billion

0.0900% on assets thereafter

*	With the exception of the All Asset Growth — Alt 20 Portfolio, AXA/Franklin Templeton Allocation Managed Volatility Portfolio, AXA/AB Dynamic Aggressive Allocation Portfolio, AXA/AB Dynamic Growth Portfolio, AXA/AB Dynamic Moderate Growth Portfolio, AXA/Goldman Sachs Strategic Allocation Portfolio, AXA/Invesco Strategic Allocation Portfolio, AXA/JPMorgan Strategic Allocation Portfolio, AXA/Legg Mason Strategic Allocation Portfolio, AXA Strategic Allocation Series Portfolios, Tactical Portfolios and the Multiadviser Portfolios.

Prior to September 1, 2017, the Administration fees were as follows:

The AXA/AB Dynamic Growth Portfolio, AXA/AB Dynamic Moderate Growth Portfolio, AXA/Goldman Sachs Strategic Allocation Portfolio, AXA/Invesco Strategic Allocation Portfolio, AXA/Legg Mason Strategic Allocation Portfolio, the Tactical Portfolios and the Multiadviser Portfolios each pay the greater of $32,500 per Portfolio, or its proportionate share of an asset based fee:

Total aggregated average daily net asset charge of the AXA/AB Dynamic Growth Portfolio, AXA/AB Dynamic Moderate Growth Portfolio, AXA/Goldman Sachs Strategic Allocation Portfolio, AXA/Invesco Strategic Allocation Portfolio, AXA/Legg Mason Strategic Allocation Portfolio, the Tactical Portfolios and the Multiadviser Portfolios

0.15% on the first $25 billion

0.11% on the next $10 billion

0.10% on the next $5 billion

0.095% on assets thereafter

The All Asset Growth — Alt 20 Portfolio, each AXA Strategic Allocation Series Portfolio and the AXA/Franklin Templeton Allocation Managed Volatility Portfolio pays the greater of $32,500 per Portfolio, or its proportionate share of an asset based fee:

Total average daily net asset charge of the All Asset Growth — Alt 20 Portfolio, the AXA Strategic Allocation Series Portfolios and the AXA/Franklin Templeton Allocation Managed Volatility Portfolio and the Portfolios of the AXA Premier VIP Trust, a separate registered investment company managed by FMG LLC

0.15% of the first $35 billion

0.11% of the next $10 billion

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0.10% of the next $5 billion

0.095% on assets thereafter

For all other Portfolios:

All other Portfolios each pay the greater of $30,000 per Portfolio, or its proportionate share of an asset based fee:

Total aggregated average daily net asset charge for all other Portfolios*

0.10% on the first $30 billion

0.0975% on the next $10 billion

0.095% on the next $5 billion

0.0925% on assets thereafter

*	With the exception of the All Asset Growth — Alt 20 Portfolio, AXA/Franklin Templeton Allocation Managed Volatility Portfolio, AXA/AB Dynamic Growth Portfolio, AXA/AB Dynamic Moderate Growth Portfolio, AXA/Goldman Sachs Strategic Allocation Portfolio, AXA/Invesco Strategic Allocation Portfolio, AXA/Legg Mason Strategic Allocation Portfolio, AXA Strategic Allocation Series Portfolios, Tactical Portfolios and the Multiadviser Portfolios.

Pursuant to a sub-administration arrangement with FMG LLC, the Sub-Administrator assists the Administrator in providing the Trust with certain administrative services, including portfolio compliance and portfolio accounting support services, subject to the supervision of FMG LLC.

Note 4	Custody Fees

The Trust has entered into a Custody Agreement with JPMorgan Chase Bank, N.A. (in this capacity, the “Custodian”). The Custody Agreement provides for an annual fee based on the amount of assets under custody plus transaction charges. The Custodian serves as custodian of the Trust’s Portfolio securities and other assets. Under the terms of the Custody Agreement between the Trust and the Custodian, the Custodian maintains and deposits in each Portfolio’s account, cash, securities and other assets of the Portfolios. The Custodian is also required, upon the order of the Trust, to deliver securities held by the Custodian, and to make payments for securities purchased by the Trust. The Custodian has also entered into sub-custodian agreements with a number of foreign banks and clearing agencies, pursuant to which portfolio securities purchased outside the United States are maintained in the custody of these entities. At year end, certain of the Portfolios maintain significant cash balances with the Custodian or its affiliates. These balances are presented as cash on each Portfolio’s Statement of Assets and Liabilities.

Note 5	Distribution Plans

The Trust, on behalf of each Portfolio, has entered into distribution agreements with AXA Distributors, LLC (“AXA Distributors” or the “Distributor”), an indirect wholly-owned subsidiary of AXA Equitable and an affiliate of FMG LLC, pursuant to which the Distributor serves as the principal underwriter of the Class IA, Class IB and Class K shares of the Trust. The Trust has adopted in the manner prescribed under Rule 12b-1 under the 1940 Act a plan of distribution pertaining to each of Class IA and Class IB shares of the Trust (“Distribution Plans”). The Distribution Plans provide that the Distributor will be entitled to receive a maximum distribution fee at the annual rate of 0.25% of the average daily net assets attributable to the Trust’s Class IA and Class IB shares for which it provides service.

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December 31, 2017

Note 6	Expense Limitation

FMG LLC has contractually agreed to limit the expenses of certain Portfolios (exclusive of taxes, interest, brokerage commissions, capitalized expenses, acquired fund fees and expenses (with respect to certain Portfolios) and extraordinary expenses) through April 30, 2018 and through October 31, 2018 with respect to 1290 VT Multi-Alternative Strategies Portfolio, AXA/AB Dynamic Aggressive Growth Portfolio and AXA/JPMorgan Strategic Allocation Portfolio (unless the Board consents to an earlier revision or termination of this arrangement) (“Expense Limitation Agreement”), pursuant to which FMG LLC has agreed to waive or limit its fees and to assume other expenses so that the total annual operating expenses do not exceed the following annual rates:

	Maximum Annual Operating Expense Limit
Portfolios:	Class K		Class IA+		Class IB+
All Asset Growth-Alt 20	1.10	%*	1.35	%*	1.35	%*
AXA Ultra Conservative Strategy	0.70	*	0.95	*	0.95	*
AXA Conservative Strategy	0.70	*	0.95	*	0.95	*
AXA Conservative Growth Strategy	0.75	*	1.00	*	1.00	*
AXA Balanced Strategy	0.80	*	1.05	*	1.05	*
AXA Moderate Growth Strategy	0.85	*	1.10	*	1.10	*
AXA Growth Strategy	0.85	*	1.10	*	1.10	*
AXA Aggressive Strategy	0.90	*	N/A		1.15	*
AXA/Franklin Templeton Allocation Managed Volatility	1.00	*	1.25	*	1.25	*
1290 VT Energy	0.65	*	N/A		0.90	*
1290 VT Low Volatility Global Equity	0.65	*	N/A		0.90	*
1290 VT Multi-Alternative Strategies	1.40	*	N/A		1.65	*
1290 VT Convertible Securities	1.05	*	N/A		1.30	*
1290 VT DoubleLine Dynamic Allocation	1.00		N/A		1.25
1290 VT DoubleLine Opportunistic Bond	0.80		N/A		1.05
1290 VT Equity Income	0.75		1.00		1.00
1290 VT GAMCO Small Company Value	0.85		1.10		1.10
1290 VT High Yield Bond	0.80		N/A		1.05
1290 VT Micro Cap	0.90		N/A		1.15
1290 VT Natural Resources	0.65		N/A		0.90
1290 VT Real Estate	0.65		N/A		0.90
1290 VT Small Cap Value	0.90		N/A		1.15
1290 VT SmartBeta Equity	0.90		N/A		1.15
1290 VT Socially Responsible	0.90		1.15		1.15
AXA Global Equity Managed Volatility	0.90		1.15		1.15
AXA International Core Managed Volatility	0.80		1.05		1.05
AXA International Value Managed Volatility	0.80		1.05		1.05
AXA Large Cap Core Managed Volatility	0.65		0.90		0.90
AXA Large Cap Growth Managed Volatility	0.65		0.90		0.90
AXA Large Cap Value Managed Volatility	0.65		0.90		0.90
AXA Mid Cap Value Managed Volatility	0.75		1.00		1.00
AXA/AB Dynamic Aggressive Growth	0.95	*	N/A		1.20	*
AXA/AB Dynamic Growth	0.95	*	N/A		1.20	*
AXA/AB Dynamic Moderate Growth	0.95	*	1.20	*	1.20	*
AXA/AB Short Duration Government Bond	0.60		0.85		0.85
AXA/AB Small Cap Growth	0.75		1.00		1.00
AXA/ClearBridge Large Cap Growth	0.80		1.05		1.05
AXA/Franklin Balanced Managed Volatility	0.80		1.05		1.05

1495

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NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2017

	Maximum Annual Operating Expense Limit
Portfolios:	Class K		Class IA+	Class IB+
AXA/Franklin Small Cap Value Managed Volatility	0.85%		1.10%	1.10%
AXA/Goldman Sachs Strategic Allocation**	1.00	*	N/A	1.25	*
AXA/Invesco Strategic Allocation**	1.00	*	N/A	1.25	*
AXA/Janus Enterprise	0.85		1.10	1.10
AXA/JPMorgan Strategic Allocation	0.95	*	N/A	1.20	*
AXA/Legg Mason Strategic Allocation**	1.00	*	N/A	1.25	*
AXA/Loomis Sayles Growth	0.80		1.05	1.05
AXA/Morgan Stanley Small Cap Growth	0.90		N/A	1.15
AXA/Mutual Large Cap Equity Managed Volatility	0.80		1.05	1.05
AXA/Templeton Global Equity Managed Volatility	0.90		1.15	1.15
AXA 500 Managed Volatility	0.60		0.85	0.85
AXA 400 Managed Volatility	0.60		0.85	0.85
AXA 2000 Managed Volatility	0.60		0.85	0.85
AXA International Managed Volatility	0.65		N/A	0.90
ATM International Managed Volatility	0.65		N/A	0.90
ATM Large Cap Managed Volatility	0.60		0.85	0.85
ATM Mid Cap Managed Volatility	0.60		0.85	0.85
ATM Small Cap Managed Volatility	0.60		0.85	0.85
EQ/BlackRock Basic Value Equity	0.70		0.95	0.95
EQ/Capital Guardian Research	0.72		0.97	0.97
EQ/Core Bond Index	0.47		0.72	0.72
EQ/Emerging Markets Equity PLUS	0.95		N/A	1.20
EQ/Global Bond PLUS	0.70		0.95	0.95
EQ/Invesco Comstock	0.75		1.00	1.00
EQ/JPMorgan Value Opportunities	0.75		1.00	1.00
EQ/MFS International Growth	0.95		1.20	1.20
EQ/Oppenheimer Global	0.95		1.20	1.20
EQ/PIMCO Global Real Return	0.75		N/A	1.00
EQ/PIMCO Ultra Short Bond	0.60		0.85	0.85
EQ/Quality Bond PLUS	0.60		0.85	0.85
EQ/T. Rowe Price Growth Stock**	0.80		1.05	1.05
EQ/UBS Growth and Income	0.80		1.05	1.05
Multimanager Aggressive Equity	0.75		1.00	1.00
Multimanager Core Bond	0.65		0.90	0.90
Multimanager Mid Cap Growth	0.85		1.10	1.10
Multimanager Mid Cap Value	0.85		1.10	1.10
Multimanager Technology	1.00		1.25	1.25

*	For purposes of calculating the Maximum Annual Operating Expense Limit, the expenses of other investment companies in which the Portfolio invests are included in Fund Operating Expenses.
+	Includes amounts payable pursuant to Rule 12b-1 of the Investment Company Act of 1940.
**	Effective September 1, 2017, FMG LLC voluntarily agreed to forgo any amounts eligible for recoupment that were waived or reimbursed prior to September 1, 2017.

1496

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NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2017

Prior to May 1, 2017, FMG LLC had agreed to make payments or waive its management, administrative and other fees so that the annual operating expenses of each Portfolio (other than interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, expenses of Underlying Portfolios and Underlying ETFs, other expenditures that are capitalized in accordance with generally accepted accounting principles and other extraordinary expenses not incurred in the ordinary course of each Portfolio’s business), did not exceed the following annualized rates:

	Maximum Annual Operating Expense Limit
Portfolios:	Class K	Class IA+	Class IB+
AXA/Franklin Templeton Allocation Managed Volatility	0.15%	0.40%	0.40%
1290 VT Energy	0.70	N/A	0.95
1290 VT Low Volatility Global Equity	0.70	N/A	0.95
1290 VT DoubleLine Dynamic Allocation	0.40	N/A	0.65
1290 VT High Yield Bond	0.85	N/A	1.10
1290 VT Micro Cap	1.05	N/A	1.30
1290 VT SmartBeta Equity	1.00	N/A	1.25
AXA International Core Managed Volatility	0.85	1.10	1.10
AXA International Value Managed Volatility	0.85	1.10	1.10
AXA Large Cap Core Managed Volatility	0.75	1.00	1.00
AXA Large Cap Growth Managed Volatility	0.75	1.00	1.00
AXA Large Cap Value Managed Volatility	0.75	1.00	1.00
AXA Mid Cap Value Managed Volatility	0.80	1.05	1.05
AXA/AB Short Duration Government Bond	0.65	0.90	0.90
AXA/Franklin Balanced Managed Volatility	1.05	1.30	1.30
AXA/Franklin Small Cap Value Managed Volatility	1.05	1.30	1.30
AXA/Loomis Sayles Growth	0.85	1.10	1.10
AXA/Morgan Stanley Small Cap Growth	0.95	N/A	1.20
AXA/Mutual Large Cap Equity Managed Volatility	1.05	1.30	1.30
AXA/Templeton Global Equity Managed Volatility	1.10	1.35	1.35
AXA 500 Managed Volatility	0.70	0.95	0.95
AXA 400 Managed Volatility	0.70	0.95	0.95
AXA 2000 Managed Volatility	0.70	0.95	0.95
AXA International Managed Volatility	0.70	N/A	0.95
ATM International Managed Volatility	0.70	N/A	0.95
ATM Large Cap Managed Volatility	0.70	0.95	0.95
ATM Mid Cap Managed Volatility	0.70	0.95	0.95
ATM Small Cap Managed Volatility	0.70	0.95	0.95
EQ/Emerging Markets Equity PLUS	1.00	N/A	1.25
EQ/Global Bond PLUS	0.75	1.00	1.00
EQ/MFS International Growth	1.00	1.25	1.25
EQ/Oppenheimer Global	1.00	1.25	1.25
EQ/T. Rowe Price Growth Stock	0.85	1.10	1.10
Multimanager Aggressive Equity	0.80	1.05	1.05
Multimanager Core Bond	0.70	0.95	0.95
Multimanager Mid Cap Growth	0.90	1.15	1.15
Multimanager Mid Cap Value	0.90	1.15	1.15

+	Includes amounts payable pursuant to Rule 12b-1 of the Investment Company Act of 1940.

1497

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NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2017

Prior to May 1, 2017, the following Portfolios currently subject to an expense limitation were not subject to an expense limitation:

1290 VT GAMCO Small Company Value

AXA Global Equity Managed Volatility

AXA/AB Small Cap Growth

Prior to January 13, 2017, FMG LLC had agreed to make payments or waive its management, administrative and other fees so that the annual operating expenses of each Portfolio (other than interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, expenses of Underlying Portfolios and Underlying ETFs, other expenditures that are capitalized in accordance with generally accepted accounting principles and other extraordinary expenses not incurred in the ordinary course of each Portfolio’s business), do not exceed the following annualized rates:

	Maximum Annual Operating Expense Limit
Portfolios:	Class K	Class IA+	Class IB+
All Asset Growth-Alt 20	0.40%	0.65%	0.65%
1290 VT DoubleLine Opportunistic Bond	0.85	N/A	1.10
1290 VT Small Cap Value	0.95	N/A	1.20

+	Includes amounts payable pursuant to Rule 12b-1 of the Investment Company Act of 1940.

FMG LLC first waives its management fees, then waives its administration fees, and then reimburses the Portfolio’s expenses out of its own resources. Each Portfolio may at a later date reimburse to FMG LLC the management fees waived or other expenses assumed and paid for by FMG LLC pursuant to the Expense Limitation Agreement within three years of payments or waivers being recorded, provided such Portfolio has reached a sufficient asset size to permit such reimbursement to be made without causing the total annual expense ratio of each Portfolio to exceed the percentage limits mentioned above for the respective period. Consequently, no reimbursement by a Portfolio will be made unless: (i) the Portfolio’s total annual expense ratio is less than the respective percentages stated above for the respective period; and (ii) the payment of such reimbursement has been approved by the Board. Any reimbursement, called recoupment fees on the Statement of Operations, will be based on the earliest fees waived or assumed by FMG LLC. During the year ended December 31, 2017, the following Portfolios incurred recoupment fees:

Portfolios:	Recoupment Fees
AXA Balanced Strategy	$531,540
AXA/AB Dynamic Growth	20,134
EQ/BlackRock Basic Value Equity	1,464

$553,138

Recoupments in excess of waivers during the period would be presented as Recoupment Fees in the Statement of Operations. At December 31, 2017, under the Expense Limitation Agreement, the amount that would be recoverable from each Portfolio is as follows:

Portfolios:	2018	2019	2020	Total Eligible For Recoupment
All Asset Growth-Alt 20	$—	$—	$12,920	$12,920
AXA Ultra Conservative Strategy	97,111	341,198	130,957	569,266
AXA Conservative Strategy	547,384	594,251	435,173	1,576,808
AXA Conservative Growth Strategy	536,305	536,941	267,883	1,341,129

1498

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NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2017

Portfolios:	2018	2019	2020	Total Eligible For Recoupment
AXA/Franklin Templeton Allocation Managed Volatility	$—	$—	$264,251	$264,251
1290 VT Energy	92,338	75,612	86,517	254,467
1290 VT Low Volatility Global Equity	90,461	71,773	87,047	249,281
1290 VT Multi-Alternative Strategies	—	—	51,325	51,325
1290 VT Convertible Securities	85,913	78,058	93,726	257,697
1290 VT DoubleLine Dynamic Allocation	—	—	55,916	55,916
1290 VT DoubleLine Opportunistic Bond	—	—	21,155	21,155
1290 VT Equity Income	—	579,117	810,278	1,389,395
1290 VT High Yield Bond	—	—	31,526	31,526
1290 VT Micro Cap	—	—	181,381	181,381
1290 VT Natural Resources	113,758	137,202	136,791	387,751
1290 VT Real Estate	—	84,308	127,280	211,588
1290 VT Small Cap Value	—	—	260,766	260,766
1290 VT SmartBeta Equity	—	—	70,803	70,803
AXA/AB Dynamic Aggressive Growth	—	—	67,811	67,811
AXA/AB Dynamic Growth	48,542	50,467	8,299	107,308
AXA/Franklin Small Cap Value Managed Volatility	—	—	93,460	93,460
AXA/JPMorgan Strategic Allocation	—	—	67,982	67,982
AXA/Loomis Sayles Growth	—	—	329,848	329,848
AXA/Morgan Stanley Small Cap Growth	—	—	163,305	163,305
AXA/Mutual Large Cap Equity Managed Volatility	—	—	264,323	264,323
AXA 400 Managed Volatility	—	—	9,030	9,030
ATM Mid Cap Managed Volatility	—	—	57,756	57,756
ATM Small Cap Managed Volatility	—	—	34,868	34,868
EQ/BlackRock Basic Value Equity	—	2,825	2,739	5,564
EQ/Capital Guardian Research	240,642	233,827	250,271	724,740
EQ/Emerging Markets Equity PLUS	—	—	64,536	64,536
EQ/Global Bond PLUS	—	—	107,172	107,172
EQ/Invesco Comstock	163,121	140,746	128,927	432,794
EQ/MFS International Growth	—	—	240,200	240,200
EQ/Oppenheimer Global	—	—	278,509	278,509
EQ/PIMCO Global Real Return	113,993	108,544	132,894	355,431
EQ/PIMCO Ultra Short Bond	39,804	197,515	171,630	408,949
EQ/UBS Growth and Income	137,860	132,746	136,721	407,327
Multimanager Core Bond	—	—	507,416	507,416
Multimanager Mid Cap Growth	—	—	242,200	242,200
Multimanager Mid Cap Value	—	—	265,851	265,851
Multimanager Technology	—	655,153	1,000,930	1,656,083

During the year ended December 31, 2017, FMG LLC voluntarily waived fees for certain Portfolios. The amounts waived were as follows and are not eligible for recoupment:

Portfolios:	Voluntary Waivers
All Asset Growth-Alt 20	$ 90,716
AXA Ultra Conservative Strategy	2,901
AXA Conservative Strategy	12,449
AXA Conservative Growth Strategy	21,656
AXA/Franklin Templeton Allocation Managed Volatility	132,428
1290 VT Energy	81

1499

EQ ADVISORS TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2017

Portfolios:	Voluntary Waivers
1290 VT Low Volatility Global Equity	$76
1290 VT Convertible Securities	242
1290 VT DoubleLine Dynamic Allocation	212,182
1290 VT DoubleLine Opportunistic Bond	46,859
1290 VT Equity Income	9,146
1290 VT High Yield Bond	20,155
1290 VT Micro Cap	90,025
1290 VT Natural Resources	286
1290 VT Real Estate	378
1290 VT Small Cap Value	13,800
1290 VT SmartBeta Equity	19,719
AXA Global Equity Managed Volatility	80,857
AXA/AB Dynamic Growth	2,477
AXA/Franklin Small Cap Value Managed Volatility	39,476
AXA/Goldman Sachs Strategic Allocation	46,006
AXA/Invesco Strategic Allocation	38,581
AXA/Legg Mason Strategic Allocation	61,397
AXA/Loomis Sayles Growth	149,908
AXA/Morgan Stanley Small Cap Growth	68,693
AXA/Mutual Large Cap Equity Managed Volatility	138,312
AXA 400 Managed Volatility	6,244
ATM Mid Cap Managed Volatility	27,481
ATM Small Cap Managed Volatility	28,031
EQ/BlackRock Basic Value Equity	16,443
EQ/Capital Guardian Research	5,099
EQ/Emerging Markets Equity PLUS	36,345
EQ/Global Bond PLUS	56,661
EQ/Invesco Comstock	3,054
EQ/MFS International Growth	140,990
EQ/Oppenheimer Global	120,043
EQ/PIMCO Global Real Return	43,658
EQ/PIMCO Ultra Short Bond	19,539
EQ/T. Rowe Price Growth Stock	744,298
EQ/UBS Growth and Income	1,368
Multimanager Core Bond	235,816
Multimanager Mid Cap Growth	133,082
Multimanager Mid Cap Value	130,449
Multimanager Technology	12,382

During the year ended December 31, 2017, the following Sub-Advisers reimbursed the following Portfolios investment management fees from underlying fund investments as follows. This reimbursement is not eligible for recoupment:

Sub-Adviser	Portfolios	Amount	Underlying funds
DoubleLine Capital LP	1290 VT DoubleLine Dynamic Allocation	$13,575	DoubleLine Floating Rate Fund, DoubleLine Global Bond Fund
DoubleLine Capital LP	1290 VT DoubleLine Opportunistic Bond	23,765	DoubleLine Floating Rate Fund
Goldman Sachs Asset Management L.P.	AXA/Goldman Sachs Strategic Allocation	75,241	Goldman Sachs Financial Square Funds

During the year ended December 31, 2017, the Distributor voluntarily waived $3,149,211 of distribution fees for the EQ/Money Market Portfolio’s Class IA and Class IB shares. This amount is not eligible for recoupment.

1500

EQ ADVISORS TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2017

Note 7	Percentage of Ownership by Affiliates

At December 31, 2017, AXA Equitable and/or FMG LLC held investments in each of the Portfolios as follows:

Portfolios:	Percentage of Ownership
AXA Ultra Conservative Strategy	4%
1290 VT Energy	24
1290 VT Multi-Alternative Strategies	100
1290 VT Convertible Securities	51
1290 VT DoubleLine Dynamic Allocation	20
1290 VT SmartBeta Equity	77
AXA/AB Dynamic Aggressive Growth	100
AXA/JPMorgan Strategic Allocation	100

Shares of the Portfolios may be held as underlying investments by the All Asset Growth-Alt 20 Portfolio, AXA/Franklin Templeton Allocation Managed Volatility Portfolio and the AXA Strategic Allocation Series Portfolios of the Trust, and the AXA Allocation Portfolios, the Charter Allocation Portfolios and the Target Allocation Portfolios of the AXA Premier VIP Trust. The following tables represent the percentage of ownership that each of the All Asset Growth-Alt 20 Portfolio, AXA/Franklin Templeton Allocation Managed Volatility Portfolio, AXA Strategic Allocation Series Portfolios, AXA Allocation Portfolios, Charter Allocation Portfolios and Target Allocation Portfolios has in each respective Portfolio’s net assets as of December 31, 2017.

Portfolios:	All Asset Growth- Alt 20	AXA/Franklin Templeton Allocation Managed Volatility
1290 VT Low Volatility Global Equity	61.90%	—%
1290 VT DoubleLine Opportunistic Bond	2.10	—
1290 VT Equity Income	1.08	—
1290 VT GAMCO Mergers & Acquisitions	7.13	—
1290 VT GAMCO Small Company Value	0.64	—
1290 VT High Yield Bond	4.97	—
1290 VT Natural Resources	69.06	—
1290 VT Real Estate	49.59	—
AXA/AB Small Cap Growth	1.13	—
AXA/Franklin Balanced Managed Volatility	—	32.17
AXA/Janus Enterprise	0.18	—
AXA/Loomis Sayles Growth	2.66	—
AXA/Mutual Large Cap Equity Managed Volatility	—	66.72
AXA/Templeton Global Equity Managed Volatility	—	51.63
EQ/BlackRock Basic Value Equity	0.88	—
EQ/Emerging Markets Equity PLUS	15.61	—
EQ/Global Bond PLUS	7.34	—
EQ/Intermediate Government Bond	0.07	—
EQ/International Equity Index	0.58	—
EQ/Invesco Comstock	6.59	—
EQ/JPMorgan Value Opportunities	2.14	—
EQ/MFS International Growth	1.68	—
EQ/PIMCO Global Real Return	16.10	—
EQ/PIMCO Ultra Short Bond	0.45	—
EQ/T. Rowe Price Growth Stock	1.38	—
Multimanager Core Bond	0.88	—

1501

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NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2017

Portfolios:	AXA Ultra Conservative Strategy	AXA Conservative Strategy	AXA Conservative Growth Strategy	AXA Balanced Strategy	AXA Moderate Growth Strategy	AXA Growth Strategy	AXA Aggressive Strategy
AXA/AB Short Duration Government Bond	—%	5.78%	7.20%	13.58%	21.16%	11.22%	5.22%
AXA 500 Managed Volatility	0.09	1.16	4.57	13.03	32.19	25.99	20.51
AXA 400 Managed Volatility	0.11	0.51	1.54	4.56	11.60	10.08	7.78
AXA 2000 Managed Volatility	0.11	1.06	4.01	11.22	27.43	21.49	16.58
AXA International Managed Volatility	0.09	1.13	4.46	12.70	31.24	25.13	19.64
EQ/Core Bond Index	—	3.18	4.75	8.98	14.87	7.52	3.32
EQ/Intermediate Government Bond	1.50	3.61	5.41	10.20	16.62	8.45	3.75

Portfolios:	AXA Conservative Allocation	AXA Conservative- Plus Allocation	AXA Moderate Allocation	AXA Moderate- Plus Allocation	AXA Aggressive Allocation
1290 VT DoubleLine Opportunistic Bond	8.45%	7.42%	37.32%	25.92%	4.83%
1290 VT Equity Income	1.40	2.63	16.09	30.65	13.09
1290 VT GAMCO Small Company Value	0.21	0.30	3.45	5.47	2.58
1290 VT High Yield Bond	8.06	6.24	30.61	14.65	1.40
1290 VT Micro Cap	0.74	2.69	17.67	40.70	18.41
1290 VT Small Cap Value	—	3.07	20.07	30.53	10.59
AXA Global Equity Managed Volatility	0.29	1.17	9.13	14.44	5.68
AXA International Core Managed Volatility	0.32	0.76	7.13	11.51	5.24
AXA International Value Managed Volatility	0.28	0.80	5.35	10.61	6.42
AXA Large Cap Core Managed Volatility	0.83	1.64	9.16	15.95	7.25
AXA Large Cap Growth Managed Volatility	0.29	0.60	3.47	5.99	2.69
AXA Large Cap Value Managed Volatility	0.20	0.47	2.94	6.03	3.64
AXA/AB Small Cap Growth	0.17	0.68	9.36	15.71	5.51
AXA/Franklin Small Cap Value Managed Volatility	—	1.36	10.50	23.23	10.92
AXA/Loomis Sayles Growth	1.28	1.72	13.38	20.32	10.53
AXA/Morgan Stanley Small Cap Growth	0.81	1.04	16.07	39.55	18.70

1502

EQ ADVISORS TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2017

Portfolios:	AXA Conservative Allocation	AXA Conservative- Plus Allocation	AXA Moderate Allocation	AXA Moderate- Plus Allocation	AXA Aggressive Allocation
ATM International Managed Volatility	1.08%	3.37%	28.10%	47.36%	20.08%
ATM Large Cap Managed Volatility	2.12	4.03	26.85	43.83	23.18
ATM Mid Cap Managed Volatility	2.17	5.07	28.25	41.73	22.78
ATM Small Cap Managed Volatility	0.33	3.00	23.91	51.64	21.13
EQ/BlackRock Basic Value Equity	0.89	1.32	8.21	13.60	6.39
EQ/Core Bond Index	3.30	2.78	13.51	9.86	1.01
EQ/Global Bond PLUS	9.05	7.32	35.74	3.81	—
EQ/Intermediate Government Bond	4.82	4.06	19.37	14.42	1.49
EQ/International Equity Index	0.06	0.12	0.71	3.71	3.92
EQ/JPMorgan Value Opportunities	1.85	2.98	18.39	25.42	9.27
EQ/Large Cap Growth Index	0.10	0.14	0.85	1.51	1.88
EQ/MFS International Growth	0.93	2.54	24.18	31.78	14.41
EQ/PIMCO Ultra Short Bond	9.89	8.61	39.10	26.12	2.65
EQ/Quality Bond PLUS	1.80	1.75	9.65	6.67	0.73
EQ/T. Rowe Price Growth Stock	0.37	0.66	3.83	5.30	1.46
Multimanager Core Bond	5.73	5.05	25.48	18.12	1.94
Multimanager Mid Cap Growth	1.91	2.84	5.75	9.02	4.79
Multimanager Mid Cap Value	1.11	3.35	15.54	11.64	4.10

Portfolios:	CharterSM Conservative	CharterSM Moderate	CharterSM Moderate Growth	CharterSM Growth	CharterSM Aggressive Growth	CharterSM Multi- Sector Bond	CharterSM Small Cap Growth	CharterSM Small Cap Value
1290 VT Energy	0.90%	2.38%	3.04%	3.69%	2.56%	—%	—%	—%
1290 VT Low Volatility Global Equity	1.84	3.46	2.90	2.06	1.10	—	—	—
1290 VT Convertible Securities	13.28	11.43	6.61	2.85	0.95	—	—	—
1290 VT DoubleLine Opportunistic Bond	—	—	—	—	—	4.49	—	—
1290 VT GAMCO Mergers & Acquisitions	0.17	0.22	0.21	0.09	0.02	—	—	—
1290 VT GAMCO Small Company Value	0.01	0.02	0.02	0.01	0.01	—	—	1.66
1290 VT High Yield Bond	0.74	0.61	0.30	0.12	0.02	9.55	—	—
1290 VT Micro Cap	0.10	0.17	0.16	0.11	0.06	—	19.09	—
1290 VT Natural Resources	0.26	0.66	0.73	0.89	0.65	—	—	—
1290 VT Real Estate	0.41	0.98	1.07	1.14	0.79	—	—	—
1290 VT Small Cap Value	—	—	—	—	—	—	—	35.14

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December 31, 2017

Portfolios:	CharterSM Conservative	CharterSM Moderate		CharterSM Moderate Growth		CharterSM Growth		CharterSM Aggressive Growth		CharterSM Multi- Sector Bond	CharterSM Small Cap Growth	CharterSM Small Cap Value
1290 VT SmartBeta Equity	0.89%	1.46%		1.48%		1.05%		0.57%		—%	—%	—%
AXA/AB Small Cap Growth	0.02	0.03		0.03		0.02		0.01		—	—	—
AXA/ClearBridge Large Cap Growth	0.09	0.17		0.15		0.10		0.06		—	—	—
AXA/Janus Enterprise	0.05	0.10		0.09		0.06		0.03		—	—	—
AXA/Morgan Stanley Small Cap Growth	—	—		—		—		—		—	23.78	—
EQ/BlackRock Basic Value Equity	0.02	0.03		0.03		0.02		0.01		—	—	—
EQ/Capital Guardian Research	0.15	0.29		0.27		0.18		0.10		—	—	—
EQ/Core Bond Index	—	—	#	—	#	—	#	—		1.11	—	—
EQ/Emerging Markets Equity PLUS	0.56	1.01		0.96		0.65		0.36		—	—	—
EQ/Global Bond PLUS	0.78	0.62		0.33		0.11		0.02		—	—	—
EQ/Intermediate Government Bond	0.03	0.02		0.01		—	#	—	#	—	—	—
EQ/International Equity Index	0.04	0.08		0.07		0.05		0.03		—	—	—
EQ/Invesco Comstock	0.13	0.26		0.24		0.16		0.09		—	—	—
EQ/MFS International Growth	0.03	0.06		0.05		0.04		0.02		—	—	—
EQ/PIMCO Global Real Return	2.32	1.84		0.98		0.36		0.06		11.99	—	—
EQ/PIMCO Ultra Short Bond	0.16	0.13		0.07		0.02		—	#	—	—	—
EQ/Quality Bond PLUS	—	—		—		—		—		2.59	—	—
EQ/T. Rowe Price Growth Stock	0.02	0.04		0.04		0.03		0.02		—	—	—
Multimanager Core Bond	0.30	0.24		0.13		0.04		0.01		—	—	—
Multimanager Mid Cap Value	0.24	0.48		0.43		0.29		0.16		—	—	—

#	Percentage of ownership is less than 0.005%.

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December 31, 2017

Portfolios:	Target 2015 Allocation	Target 2025 Allocation	Target 2035 Allocation	Target 2045 Allocation	Target 2055 Allocation
1290 VT High Yield Bond	2.20%	4.47%	2.05%	1.00%	—%
EQ/BlackRock Basic Value Equity	0.10	0.28	0.20	0.18	0.05
EQ/Core Bond Index	0.15	0.24	0.11	0.04	—
EQ/Emerging Markets Equity PLUS	3.79	15.76	13.18	11.08	1.89
EQ/Equity 500 Index	0.24	1.02	0.96	0.81	0.14
EQ/Global Bond PLUS	1.58	2.79	1.29	0.44	—
EQ/International Equity Index	0.31	1.18	0.99	0.85	0.14
EQ/MFS International Growth	0.10	0.61	0.60	0.51	0.13
EQ/PIMCO Ultra Short Bond	0.27	0.45	0.21	0.08	—
EQ/Quality Bond PLUS	0.35	0.59	0.27	0.10	—
EQ/Small Company Index	0.10	0.86	0.82	0.67	0.15
Multimanager Aggressive Equity	0.07	0.23	0.12	0.09	0.04
Multimanager Mid Cap Growth	0.49	0.87	0.56	0.43	0.03
Multimanager Mid Cap Value	0.55	1.24	0.57	0.54	0.05

The Portfolio is permitted to purchase or sell securities from or to certain affiliated entities under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any such securities transactions comply with Rule 17a-7 under the 1940 Act. Further, as defined under the procedures, each transaction is effected at the independent current market price. The 17a-7 transactions which are material to the Portfolios are reflected in the Portfolio of Investments.

Note 8	Substitution, Reorganization and In-Kind Transaction

The following transactions occurred during 2017:

After the close of business on May 19, 2017, All Asset Growth-Alt 20 Portfolio acquired the net assets of the All Asset Aggressive-Alt 25 Portfolio, a series of the Trust, pursuant to an Agreement and Plan of Reorganization and Termination as approved by contractholders on March 28, 2017. For U.S. GAAP purposes, this transaction was treated as a merger. The purpose of this merger was to combine funds managed by FMG LLC with comparable investment objectives. The reorganization was accomplished by a tax-free exchange resulting in the All Asset Growth-Alt 20 Portfolio issuing 1,656,843 Class IB shares and 90,007 Class K shares (valued at $33,278,179 and $1,801,349 for Class IB and Class K, respectively) in exchange for 2,644,924 Class IB shares and 143,088 Class K shares of the All Asset Aggressive-Alt 25 Portfolio. The securities held by All Asset Aggressive-Alt 25 Portfolio, with a fair value of $35,074,318 and identified cost of $33,150,563 at May 19, 2017, were the principal assets acquired by All Asset Growth-Alt 20 Portfolio. For U.S. GAAP purposes, assets received and shares issued by All Asset Growth-Alt 20 Portfolio were recorded at fair value; however, the cost basis of the investments from All Asset Aggressive-Alt 25 Portfolio was carried forward to align ongoing reporting of All Asset Growth-Alt 20 Portfolio’s realized and unrealized gains and losses with amounts distributable to contractholders for tax purposes. All Asset Aggressive-Alt 25 Portfolio’s net assets at the merger date of $35,079,528, including $1,923,755 of unrealized appreciation, $(43,337) of undistributed net investment loss and $142,856 of undistributed net realized gain on investments, were combined with those of All Asset Growth-Alt 20 Portfolio.

After the close of business on May 19, 2017, All Asset Growth-Alt 20 Portfolio acquired the net assets of the All Asset Aggressive-Alt 50 Portfolio, a series of the Trust, pursuant to an Agreement and Plan of Reorganization and Termination as approved by contractholders on March 28, 2017. For U.S. GAAP purposes, this transaction was treated as a merger. The purpose of this merger was to combine funds managed by FMG LLC with comparable investment objectives. The reorganization was accomplished by a taxable exchange resulting in the All Asset Growth-Alt 20 Portfolio issuing 172,616 Class IB shares (valued at $3,467,048) in exchange

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NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2017

for 357,452 Class IB shares of the All Asset Aggressive-Alt 50 Portfolio. Securities held by All Asset Aggressive-Alt 50 Portfolio, with a value of $3,501,374 at May 19, 2017, were the principal assets acquired by All Asset Growth-Alt 20 Portfolio. For U.S. GAAP purposes, assets received and shares issued by All Asset Growth-Alt 20 Portfolio were recorded at fair value. All Asset Aggressive-Alt 50 Portfolio’s net assets at the merger date of $3,467,048 were combined with those of All Asset Growth-Alt 20 Portfolio.

After the close of business on May 19, 2017, All Asset Growth-Alt 20 Portfolio acquired the net assets of the All Asset Aggressive-Alt 75 Portfolio, a series of the Trust, pursuant to an Agreement and Plan of Reorganization and Termination as approved by contractholders on March 28, 2017. For U.S. GAAP purposes, this transaction was treated as a merger. The purpose of this merger was to combine funds managed by FMG LLC with comparable investment objectives. The reorganization was accomplished by a taxable exchange resulting in the All Asset Growth — Alt 20 Portfolio issuing 161,082 Class IB (valued at $3,235,384) in exchange for 352,394 Class IB shares of the All Asset Aggressive — Alt 75 Portfolio. Securities held by All Asset Aggressive — Alt 75 Portfolio, with a value of $3,270,032 at May 19, 2017, were the principal assets acquired by All Asset Growth — Alt 20 Portfolio. For U.S. GAAP purposes, assets received and shares issued by All Asset Growth — Alt 20 Portfolio were recorded at fair value. All Asset Aggressive — Alt 75 Portfolio’s net assets at the merger date of $3,235,384 were combined with those of All Asset Growth — Alt 20 Portfolio.

After the close of business on May 19, 2017, All Asset Growth — Alt 20 Portfolio acquired the net assets of the CharterSM Alternative 100 Moderate Portfolio, a series of the AXA Premier VIP Trust, pursuant to an Agreement and Plan of Reorganization and Termination as approved by contractholders on March 28, 2017. For U.S. GAAP purposes, this transaction was treated as a merger. The purpose of this merger was to combine funds managed by FMG LLC with comparable investment objectives. The reorganization was accomplished by a tax-free exchange resulting in the All Asset Growth — Alt 20 Portfolio issuing 420,173 Class IB shares (valued at $8,439,300) in exchange for 916,272 Class B shares of the CharterSM Alternative 100 Moderate Portfolio. Money market investments held by CharterSM Alternative 100 Moderate Portfolio, with a fair value of $7,837,610 and identified cost of $7,837,602 at May 19, 2017, were the principal assets acquired by All Asset Growth — Alt 20 Portfolio. For U.S. GAAP purposes, assets received and shares issued by All Asset Growth — Alt 20 Portfolio were recorded at fair value; however, the cost basis of the investments from CharterSM Alternative 100 Moderate Portfolio was carried forward to align ongoing reporting of All Asset Growth — Alt 20 Portfolio’s realized and unrealized gains and losses with amounts distributable to contractholders for tax purposes. CharterSM Alternative 100 Moderate Portfolio’s net assets at the merger date of $8,439,300, including $8 of unrealized appreciation, $(11,968) of undistributed net investment loss and $(1,185,671) of undistributed net realized loss on investments, were combined with those of All Asset Growth — Alt 20 Portfolio.

Assuming the four acquisitions described above had been completed January 1, 2017, the beginning of the annual reporting period of All Asset Growth — Alt 20 Portfolio, pro forma results of operations for the year ended December 31, 2017 would include net investment income of $2,783,681 and net realized and unrealized gain of $46,316,393, resulting in an increase in net assets from operations of $49,100,074. Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition date, it is not practicable to separate the amounts of revenue and earnings of the All Asset Aggressive-Alt 25 Portfolio, All Asset Aggressive-Alt 50 Portfolio, All Asset Aggressive-Alt 75 Portfolio and CharterSM Alternative 100 Moderate Portfolio that have been included in All Asset Growth — Alt 20 Portfolio’s Statement of Operations since the merger date, May 19, 2017. Prior to the combination, the net assets of the All Asset Growth — Alt 20 Portfolio totaled $283,099,600. Immediately after the combination, the net assets of the All Asset Growth — Alt 20 Portfolio totaled $333,320,860.

As certain unit holders were not eligible to hold Class IB shares, immediately following the above mergers, there was a transfer of $14,601,726 from Class IB to Class IA (representing 718,232 and 720,067 shares, respectively).

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EQ ADVISORS TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2017

After the close of business on May 19, 2017, EQ/PIMCO Global Real Return acquired the net assets of the CharterSM Real Assets Portfolio, a series of the AXA Premier VIP Trust, pursuant to an Agreement and Plan of Reorganization and Termination as approved by contractholders on March 28, 2017. For U.S. GAAP purposes, this transaction was treated as a merger. The purpose of this merger was to combine funds managed by FMG LLC with comparable investment objectives. The reorganization was accomplished by a taxable exchange resulting in the EQ/ PIMCO Global Real Return Portfolio issuing 511,385 Class IB shares (valued at $5,040,464) in exchange for 549,024 Class B shares of the CharterSM Real Assets Portfolio. Money market investments held by CharterSM Real Assets Portfolio, with a value of $4,878,686 at May 19, 2017, were the principal assets acquired by EQ/PIMCO Global Real Return Portfolio. For U.S. GAAP purposes, assets received and shares issued by EQ/PIMCO Global Real Return Portfolio were recorded at fair value. CharterSM Real Assets Portfolio’s net assets at the merger date of $5,040,464 were combined with those of EQ/PIMCO Global Real Return Portfolio. Assuming the acquisition had been completed January 1, 2017, the beginning of the annual reporting period of EQ/PIMCO Global Real Return Portfolio, pro forma results of operations for the year ended December 31, 2017 would include net investment income of $1,004,565 and net realized and unrealized loss of $1,413,686, resulting in an increase in net assets from operations of $2,418,251. Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition date, it is not practicable to separate the amounts of revenue and earnings of the CharterSM Real Assets Portfolio that have been included in EQ/PIMCO Global Real Return Portfolio’s Statement of Operations since the merger date, May 19, 2017. Prior to the combination, the net assets of the EQ/PIMCO Global Real Return Portfolio totaled $73,839,340. Immediately after the combination, the net assets of the EQ/PIMCO Global Real Return Portfolio totaled $78,879,804.

After the close of business on May 19, 2017, 1290 VT DoubleLine Opportunistic Bond Portfolio acquired the net assets of the CharterSM Interest Rate Strategies Portfolio and the CharterSM Income Strategies Portfolio, each a series of the AXA Premier VIP Trust, pursuant to an Agreement and Plan of Reorganization and Termination as approved by contractholders of CharterSM Interest Rate Strategies Portfolio and CharterSM Income Strategies Portfolio on March 28, 2017 and April 17, 2017, respectively. For U.S. GAAP purposes, this transaction was treated as a merger. The purpose of this merger was to combine funds managed by FMG LLC with comparable investment objectives. The reorganization was accomplished by a taxable exchange resulting in the 1290 VT DoubleLine Opportunistic Bond Portfolio issuing 930,000 Class IB shares (valued at $9,338,628) in exchange for 445,986 and 519,147 Class B shares of the CharterSM Interest Rate Strategies Portfolio and the CharterSM Income Strategies Portfolio, respectively. Money market investment held by CharterSM Interest Rate Strategies Portfolio and the CharterSM Income Strategies Portfolio, with values of $4,035,928 and $4,616,676, respectively, at May 19, 2017, were the principal assets acquired by 1290 VT DoubleLine Opportunistic Bond Portfolio. For U.S. GAAP purposes, assets received and shares issued by 1290 VT DoubleLine Opportunistic Bond Portfolio were recorded at fair value. CharterSM Interest Rate Strategies Portfolio and CharterSM Income Strategies Portfolio’s net assets at the merger date of $4,344,751 and $4,993,877, respectively, were combined with those of 1290 VT DoubleLine Opportunistic Bond Portfolio. Assuming the acquisition had been completed January 1, 2017, the beginning of the annual reporting period of 1290 VT DoubleLine Opportunistic Bond Portfolio, pro forma results of operations for the year ended December 31, 2017 would include net investment income of $4,687,772 and net realized and unrealized gain of $2,357,427, resulting in an increase in net assets from operations of $7,045,199. Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition date, it is not practicable to separate the amounts of revenue and earnings of the CharterSM Interest Rate Strategies Portfolio and the CharterSM Income Strategies Portfolio that have been included in 1290 VT DoubleLine Opportunistic Bond Portfolio’s Statement of Operations since the merger date, May 19, 2017. Prior to the combination, the net assets of the 1290 VT DoubleLine Opportunistic Bond Portfolio totaled $181,874,842. Immediately after the combination, the net assets of the 1290 VT DoubleLine Opportunistic Bond Portfolio totaled $191,213,470.

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EQ ADVISORS TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2017

After the close of business on May 19, 2017, 1290 VT Small Cap Value Portfolio acquired the net assets of the AXA/Pacific Global Small Cap Value Portfolio, a series of the Trust, pursuant to an Agreement and Plan of Reorganization and Termination as approved by contractholders on March 28, 2017. For U.S. GAAP purposes, this transaction was treated as a merger. The purpose of this merger was to combine funds managed by FMG LLC with comparable investment objectives. The reorganization was accomplished by a tax-free exchange resulting in the 1290 VT Small Cap Value Portfolio issuing 83,331 Class IB shares and 14,885,834 Class K shares (valued at $822,449 and $146,907,492, respectively) in exchange for 96,502 Class IB shares and 17,254,239 Class K shares of the AXA/Pacific Global Small Cap Value Portfolio. The securities held by AXA/Pacific Global Small Cap Value Portfolio, with a fair value of $147,287,474 and identified cost of $133,632,004 at May 19, 2017, were the principal assets acquired by 1290 VT Small Cap Value Portfolio. For U.S. GAAP purposes, assets received and shares issued by 1290 VT Small Cap Value Portfolio were recorded at fair value; however, the cost basis of the investments from AXA/Pacific Global Small Cap Value Portfolio was carried forward to align ongoing reporting of 1290 VT Small Cap Value Portfolio’s realized and unrealized gains and losses with amounts distributable to contractholders for tax purposes. AXA/Pacific Global Small Cap Value Portfolio’s net assets at the merger date of $147,729,941, including $13,655,470 of unrealized appreciation, $79,361 of undistributed net investment gain and $(356,641) of undistributed net realized loss on investments, were combined with those of 1290 VT Small Cap Value Portfolio. Assuming the acquisition had been completed January 1, 2017, the beginning of the annual reporting period of 1290 VT Small Cap Value Portfolio, pro forma results of operations for the year ended December 31, 2017 would include net investment income of $2,203,159 and net realized and unrealized loss of $28,963,346, resulting in a decrease in net assets from operations of $31,166,505. Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition date, it is not practicable to separate the amounts of revenue and earnings of the AXA/Pacific Global Small Cap Value Portfolio that have been included in 1290 VT Small Cap Value Portfolio’s Statement of Operations since the merger date, May 19, 2017. Prior to the combination, the net assets of the 1290 VT Small Cap Value Portfolio totaled $166,120,628. Immediately after the combination, the net assets of the 1290 VT Small Cap Value Portfolio totaled $313,850,569.

Note 9	Subsequent Events

The Adviser evaluated subsequent events from December 31, 2017, the date of these financial statements, through the date these financial statements were issued. The subsequent events include the following:

On January 1, 2018, Templeton Global Advisors Limited replaced Templeton Investment Counsel, LLC as Sub-Adviser to the AXA/Templeton Global Equity Managed Volatility Portfolio.

On January 17, 2018, Boston Advisors, LLC was removed as a Sub-Adviser to the 1290 VT Equity Income Portfolio.

On January 26, 2018, Barrow, Hanley, Mewhinney & Strauss, Inc. was added as a Sub-Adviser to the 1290 VT Equity Income Portfolio.

On January 31, 2018, First International Advisors, LLC changed its name to Wells Fargo Asset Management (International), LLC.

Note 10	Pending Legal Proceedings

In July 2011, a lawsuit was filed in the United States District Court for the District of New Jersey, entitled Mary Ann Sivolella v. AXA Equitable Life Insurance Company and AXA Equitable Funds Management Group, LLC (“Sivolella Litigation”). The lawsuit was filed derivatively on behalf of eight Portfolios of the Trust: EQ/Common Stock Index Portfolio; EQ/ Equity Growth PLUS Portfolio; EQ/Equity 500 Index Portfolio; AXA Large Cap Value Managed Volatility Portfolio; AXA Global Equity Managed Volatility Portfolio; AXA Mid Cap

1508

EQ ADVISORS TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2017

Value Managed Volatility Portfolio; EQ/Intermediate Government Bond Index Portfolio; and 1290 VT GAMCO Small Company Value Portfolio (the “Sivolella Portfolios”). Note, in June 2014, the EQ/Equity Growth PLUS Portfolio was reorganized into the AXA Large Cap Growth Managed Volatility Portfolio. The lawsuit seeks recovery under Section 36(b) of the 1940 Act, for alleged excessive fees paid to FMG LLC and AXA Equitable (the “Defendants”) for investment management services. The Plaintiff seeks recovery of the alleged overpayments, or alternatively, rescission of the contracts and restitution of all fees paid, interest, costs, and fees. In October 2011, FMG LLC and AXA Equitable filed a motion to dismiss the complaint. In November 2011, the Plaintiff filed an Amended Complaint seeking the same relief, but adding new claims under: (1) Section 26(f) of the 1940 Act alleging that the variable annuity contracts sold by the Defendants charged excessive management fees, and seeking restitution and rescission of those contracts under Section 47(b) of the 1940 Act; and (2) a claim for unjust enrichment. The Defendants filed a motion to dismiss the Amended Complaint in December 2011. In May 2012, Plaintiff voluntarily dismissed the Section 26(f) claim seeking restitution and rescission under Section 47(b). In September 2012, the United States District Court for the District of New Jersey denied the motion to dismiss the Amended Complaint as it related to the Section 36(b) claim and granted the motion to as it related to the unjust enrichment claim.

In January 2013, a second lawsuit against FMG LLC was filed in the United States District Court for the District of New Jersey by a group of Plaintiffs asserting substantially similar claims under Section 36(b) and seeking substantially similar damages as in the Sivolella Litigation. The lawsuit, entitled Glenn D. Sanford, et al. v. AXA Equitable Funds Management Group, LLC (“Sanford Litigation”), was filed derivatively on behalf of the EQ/PIMCO Ultra Short Bond Portfolio, the EQ/ T. Rowe Price Growth Stock Portfolio, the EQ/Global Bond PLUS Portfolio, and the EQ/Core Bond Index Portfolio, in addition to four of the Sivolella Portfolios. In light of the similarities of the allegations in the Sivolella and Sanford Litigations, the court consolidated the two lawsuits.

In April 2013, the Plaintiffs in the Sivolella and Sanford Litigations amended the complaints to add additional claims under Section 36(b) of the 1940 Act for recovery of alleged excessive fees paid to FMG LLC in its capacity as the Administrator to the Trust. The Plaintiffs seek recovery of the alleged overpayments, or alternatively, rescission of the contract and restitution of the excessive fees paid, interest, costs, and fees. In January 2015, Plaintiffs and Defendants filed motions for summary judgment and other pre-trial motions, which were denied by the Court in August 2015.

The non-jury trial commenced in January 2016 and testimony concluded in February 2016. Closing arguments occurred in June 2016 following post-trial briefing. On August 25, 2016, the Court issued its decision in favor of FMG LLC and AXA Equitable, finding that the Plaintiffs had failed to meet their burden to demonstrate that FMG LLC and AXA Equitable breached their fiduciary duty in violation of Section 36(b) or show any actual damages. In September 2016, the Plaintiffs filed a motion to amend the trial opinion and to amend or make new findings of fact and/or conclusions of law, which was denied by the Court in December 2016. In December 2016, Plaintiff filed a notice to appeal the Court’s decision to the United States Court of Appeals for the Third Circuit.

No liability for litigation relating to these matters has been accrued in the financial statements of the Portfolios because any potential damages would be the responsibility of the Defendants.

In November 2010, the Trust, and several of its Portfolios, were named as defendants and putative members of the proposed defendant class of contractholders in a lawsuit brought by The Official Committee of Unsecured Creditors of Tribune Company (the “Committee”) in the United States Bankruptcy Court for the District of Delaware regarding Tribune Company’s Chapter 11 bankruptcy proceeding (In re Tribune Company). The lawsuit relates to amounts paid to the Trust, and several of its Portfolios, as holders of publicly-traded shares of Tribune

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EQ ADVISORS TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2017

Company, which were components of certain broad-based securities market indices, for which there were public tender offers during 2007. The suit seeks return of the share price received by Tribune Company shareholders in the tender offers plus interest and attorneys’ fees and expenses.

In July 2011, retiree participants in certain Tribune-defined compensation plans (the “Retirees”) initiated a lawsuit in the United States District Court for the Southern District of New York against certain Tribune Company shareholders who sold their shares as part of the 2007 public tender offers (the “Retiree Suit”). This Retiree Suit also seeks return of the share price received by Tribune Company shareholders in connection with the tender offers plus interest and attorneys’ fees and expenses.

In August 2011, the trustees of certain trusts that hold notes issued by Tribune Company (the “Noteholders”) initiated a separate lawsuit in the United States District Court for the Southern District of New York against certain Tribune Company shareholders who sold their shares as part of the 2007 public tender offers (the “Noteholder Suit”). The Noteholder Suit also seeks return of the share price received by Tribune Company shareholders in connection with the tender offers plus interest and attorneys’ fees and expenses.

The Committee’s Suit, the Retiree Suit, and the Noteholder Suit have each been consolidated with a number of related lawsuits filed by the Noteholders and Retirees around the United States into a single multidistrict litigation proceeding now pending in the United States District Court for the Southern District of New York (In re: Tribune Company Fraudulent Conveyance Litigation).

The EQ/Equity 500 Index Portfolio, the EQ/GAMCO Mergers and Acquisitions Portfolio (now called 1290 VT GAMCO Mergers & Acquisitions Portfolio) and the AXA Mid Cap Value Managed Volatility Portfolio are named as defendants in the Noteholder Suit and the Retiree Suit. The EQ/Equity 500 Index Portfolio, the EQ/GAMCO Mergers and Acquisitions Portfolio (now called 1290 VT GAMCO Mergers & Acquisitions Portfolio), the AXA Mid Cap Value Managed Volatility Portfolio, the AXA Large Cap Core Managed Volatility Portfolio, the Multimanager Large Cap Core Equity Portfolio (now called AXA Large Cap Core Managed Volatility Portfolio) the EQ/Small Company Index II Portfolio (now called EQ/Small Company Index Portfolio), the EQ/Common Stock Index II Portfolio (now called EQ/Common Stock Index Portfolio), and EQ Advisors Trust are all putative members of the proposed defendant class of shareholders in the Committee’s suit. The EQ/Equity 500 Index Portfolio, the EQ/GAMCO Mergers and Acquisitions Portfolio (now called 1290 VT GAMCO Mergers & Acquisitions Portfolio), the AXA Large Cap Core Managed Volatility Portfolio, and EQ Advisors Trust are also named separately in the Committee’s suit, in the event it is not certified as class action. The Multimanager Large Cap Value Portfolio (now called AXA Large Cap Value Managed Volatility Portfolio) is named as a defendant in the Noteholder Suit and is also named as a putative member of the proposed defendant class of shareholders in the Committee’s suit. The amounts paid to the above seven Portfolios in connection with the public tender offers were approximately: (i) the EQ/Equity 500 Index Portfolio — $1,740,800; (ii) the 1290 VT GAMCO Mergers & Acquisitions Portfolio — $1,122,000; (iii) the AXA Mid Cap Value Managed Volatility Portfolio — $3,655,000; (iv) the AXA Large Cap Core Managed Volatility Portfolio — $1,832,600; (v) the EQ/Small Company Index Portfolio (vi) the EQ/Common Stock Index Portfolio — $18,360; and (vii) the AXA Large Cap Value Managed Volatility Portfolio — $3,359,200.

The lawsuits do not allege any misconduct by the Trust or its Portfolios. Certain of the Plaintiffs’ claims have been dismissed and in March 2016, the United States Court of Appeals for the Second Circuit (the “Second Circuit”) has affirmed the dismissal of those claims. In September 2016, Plaintiffs filed a petition for a writ of certiorari with the United States Supreme Court, which is currently pending. In January 2017, the United States District Court for the

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EQ ADVISORS TRUST

NOTES TO FINANCIAL STATEMENTS (Concluded)

December 31, 2017

Southern District of New York dismissed the remaining claims involving shareholders, such as the Trust and several of its Portfolios, who sold their shares as part of the public tender offers.

The Plaintiffs have requested permission from the court to appeal its decision to the Second Circuit. The Trusts or its Portfolios cannot predict the outcome of these lawsuits. If the lawsuits were to be decided or settled in a manner adverse to the Portfolios, the payment of such judgments or settlements could have an adverse effect on each Portfolio’s NAV. However, no liability for litigation relating to this matter has been accrued in the financial statements of the Portfolios, as the Adviser believes a loss is not probable.

1511

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of EQ Advisors Trust and Shareholders of each of the eighty-five funds listed in the table below

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of each of the funds listed in the table below (constituting EQ Advisors Trust, hereafter collectively referred to as the “Funds”) as of December 31, 2017, the related statements of operations, the statements of changes in net assets, and for EQ/PIMCO Global Real Return Portfolio, the statement of cash flows, for each of the periods indicated in the table below, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of December 31, 2017, the results of each of their operations, the changes in each of their net assets, and for EQ/PIMCO Global Real Return Portfolio, the results of its cash flows, for each of the periods indicated in the table below and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

All Asset Growth-Alt 20 Portfolio (1)	AXA/Morgan Stanley Small Cap Growth Portfolio (1)
AXA Ultra Conservative Strategy Portfolio (1)	AXA/Mutual Large Cap Equity Managed Volatility Portfolio (1)
AXA Conservative Strategy Portfolio (1)	AXA/Templeton Global Equity Managed Volatility Portfolio (1)
AXA Conservative Growth Strategy Portfolio (1)	AXA 500 Managed Volatility Portfolio (1)
AXA Balanced Strategy Portfolio (1)	AXA 400 Managed Volatility Portfolio (1)
AXA Moderate Growth Strategy Portfolio (1)	AXA 2000 Managed Volatility Portfolio (1)
AXA Growth Strategy Portfolio (1)	AXA International Managed Volatility Portfolio (1)
AXA Aggressive Strategy Portfolio (1)	ATM International Managed Volatility Portfolio (1)
AXA/Franklin Templeton Allocation Managed Volatility Portfolio (1)	ATM Large Cap Managed Volatility Portfolio (1)
1290 VT Energy Portfolio (formerly EQ/Energy ETF Portfolio) (1)	ATM Mid Cap Managed Volatility Portfolio (1)
1290 VT Low Volatility Global Equity Portfolio (formerly EQ/Low Volatility Global ETF Portfolio) (1)	ATM Small Cap Managed Volatility Portfolio (1)
1290 VT Convertible Securities Portfolio (formerly EQ/Convertible Securities Portfolio) (1)	EQ/BlackRock Basic Value Equity Portfolio (1)
1290 VT DoubleLine Dynamic Allocation Portfolio (formerly All Asset Moderate Growth-Alt 15 Portfolio) (1)	EQ/Capital Guardian Research Portfolio (1)
1290 VT DoubleLine Opportunistic Bond Portfolio (formerly AXA/DoubleLine Opportunistic Core Plus Bond Portfolio) (1)	EQ/Common Stock Index Portfolio (1)
1290 VT Equity Income Portfolio (formerly EQ/Boston Advisors Equity Income Portfolio) (1)	EQ/Core Bond Index Portfolio (1)
1290 VT GAMCO Mergers & Acquisitions Portfolio (formerly EQ/GAMCO Mergers and Acquisitions Portfolio) (1)	EQ/Emerging Markets Equity PLUS Portfolio (1)
1290 VT GAMCO Small Company Value Portfolio (formerly EQ/GAMCO Small Company Value Portfolio) (1)	EQ/Equity 500 Index Portfolio (1)
1290 VT High Yield Bond Portfolio (formerly EQ/High Yield Bond Portfolio) (1)	EQ/Global Bond PLUS Portfolio (1)
1290 VT Micro Cap Portfolio (formerly AXA/Lord Abbett Micro Cap Portfolio) (1)	EQ/Intermediate Government Bond Portfolio (1)

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1290 VT Natural Resources Portfolio (formerly AXA Natural Resources Portfolio) (1)	EQ/International Equity Index Portfolio (1)
1290 VT Real Estate Portfolio (formerly AXA Real Estate Portfolio) (1)	EQ/Invesco Comstock Portfolio (1)
1290 VT Small Cap Value Portfolio (formerly AXA/Horizon Small Cap Value Portfolio) (1)	EQ/JPMorgan Value Opportunities Portfolio (1)
1290 VT SmartBeta Equity Portfolio (formerly AXA SmartBeta Equity Portfolio) (1)	EQ/Large Cap Growth Index Portfolio (1)
1290 VT Socially Responsible Portfolio (1)	EQ/Large Cap Value Index Portfolio (1)
AXA Global Equity Managed Volatility Portfolio (1)	EQ/MFS International Growth Portfolio (1)
AXA International Core Managed Volatility Portfolio (1)	EQ/Mid Cap Index Portfolio (1)
AXA International Value Managed Volatility Portfolio (1)	EQ/Money Market Portfolio (1)
AXA Large Cap Core Managed Volatility Portfolio (1)	EQ/Oppenheimer Global Portfolio (1)
AXA Large Cap Growth Managed Volatility Portfolio (1)	EQ/PIMCO Global Real Return Portfolio (2)
AXA Large Cap Value Managed Volatility Portfolio (1)	EQ/PIMCO Ultra Short Bond Portfolio (1)
AXA Mid Cap Value Managed Volatility Portfolio (1)	EQ/Quality Bond PLUS Portfolio (1)
AXA/AB Dynamic Growth Portfolio (1)	EQ/Small Company Index Portfolio (1)
AXA/AB Dynamic Moderate Growth Portfolio (1)	EQ/T. Rowe Price Growth Stock Portfolio (1)
AXA/AB Short Duration Government Bond Portfolio (1)	EQ/UBS Growth and Income Portfolio (1)
AXA/AB Small Cap Growth Portfolio (1)	Multimanager Aggressive Equity Portfolio (1)
AXA/ClearBridge Large Cap Growth Portfolio (formerly EQ/Wells Fargo Omega Growth Portfolio) (1)	Multimanager Core Bond Portfolio (1)
AXA/Franklin Balanced Managed Volatility Portfolio (1)	Multimanager Mid Cap Growth Portfolio (1)
AXA/Franklin Small Cap Value Managed Volatility Portfolio (1)	Multimanager Mid Cap Value Portfolio (1)
AXA/Goldman Sachs Strategic Allocation Portfolio (1)	Multimanager Technology Portfolio (1)
AXA/Invesco Strategic Allocation Portfolio (1)	AXA/AB Dynamic Aggressive Growth Portfolio (3)
AXA/Janus Enterprise Portfolio (formerly EQ/Morgan Stanley Mid Cap Growth) (1)	AXA/JPMorgan Strategic Allocation Portfolio (3)
AXA/Legg Mason Strategic Allocation Portfolio (4)	1290 VT Multi-Alternative Strategies Portfolio (3)
AXA/Loomis Sayles Growth Portfolio (1)

(1) Statement of operations for the year ended December 31, 2017 and statement of changes in net assets for each of the two years in the period ended December 31, 2017

(2) Statements of operations and cash flows for the year ended December 31, 2017 and statement of changes in net assets for each of the two years in the period ended December 31, 2017

(3) Statements of operations and changes in net assets for the period November 13, 2017 (commencement of operations) through December 31, 2017

(4) Statement of operations for the year ended December 31, 2017 and statement of changes in net assets for the year ended December 31, 2017 and for the period February 22, 2016 (commencement of operations) through December 31, 2016

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Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017 by correspondence with the custodian, transfer agents and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

PricewaterhouseCoopers LLP

New York, New York

February 16, 2018

We have served as the auditor of one or more investment companies in the AXA FMG LLC-advised mutual fund complex since 1997.

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EQ ADVISORS TRUST

DISCLOSURE REGARDING ADVISORY CONTRACT APPROVALS

APPROVALS OF INVESTMENT MANAGEMENT AND INVESTMENT SUB-ADVISORY AGREEMENTS

DURING THE SIX-MONTH PERIOD ENDED DECEMBER 31, 2017 (UNAUDITED)

At a meeting held on July 18-20, 2017, the Board of Trustees (the “Board”) of EQ Advisors Trust (the “Trust”), including those Trustees who are not parties to any Agreement (as defined below) or “interested persons” (as that term is defined in the Investment Company Act of 1940, as amended) of such parties or the Trust (the “Independent Trustees”), considered and unanimously approved the renewal of the Investment Management Agreements (the “Management Agreements”) with AXA Equitable Funds Management Group, LLC (“FMG LLC” or the “Adviser”) and, as applicable, the renewal of the Investment Sub-Advisory Agreement(s) (each, a “Sub-Advisory Agreement” and together with the Management Agreements, the “Agreements”) between the Adviser and each investment sub-adviser (each, a “Sub-Adviser” and together, the “Sub-Advisers”), as shown in the table below with respect to the Portfolios listed, for an additional one-year term.

Portfolios	Agreement(s) Renewed by the Trust’s Board with respect to the Portfolios

1290 VT Energy Portfolio (formerly EQ/Energy ETF Portfolio)

1290 VT Low Volatility Global Equity Portfolio (formerly EQ/Low Volatility Global ETF Portfolio)

All Asset Growth-Alt 20 Portfolio

AXA Aggressive Strategy Portfolio

AXA Balanced Strategy Portfolio

AXA Conservative Growth Strategy Portfolio

AXA Conservative Strategy Portfolio

AXA Growth Strategy Portfolio

AXA Moderate Growth Strategy Portfolio

AXA Ultra Conservative Strategy Portfolio

(collectively, the “Strategic Allocation Portfolios”)

AXA/Franklin Templeton Allocation Managed Volatility Portfolio

Management Agreement with FMG LLC

1290 VT Convertible Securities Portfolio (formerly EQ/Convertible Securities Portfolio)	Management Agreement with FMG LLC Sub-Advisory Agreement with Palisade Capital Management LLC

1290 VT DoubleLine Dynamic Allocation Portfolio (formerly All Asset Moderate Growth-Alt 15 Portfolio)

1290 VT DoubleLine Opportunistic Bond Portfolio (formerly AXA/DoubleLine Opportunistic Core Plus Bond Portfolio)

Management Agreement with FMG LLC Sub-Advisory Agreement with DoubleLine Capital LP (“DoubleLine”)

1290 VT Equity Income Portfolio (formerly EQ/Boston Advisors Equity Income Portfolio)	Management Agreement with FMG LLC Sub-Advisory Agreement with Boston Advisors LLC

1290 VT GAMCO Mergers & Acquisitions Portfolio (formerly EQ/GAMCO Mergers and Acquisitions Portfolio) 1290 VT GAMCO Small Company Value Portfolio (formerly EQ/GAMCO Small Company Value Portfolio)	Management Agreement with FMG LLC Sub-Advisory Agreement with GAMCO Asset Management, Inc. (“GAMCO”)

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Portfolios	Agreement(s) Renewed by the Trust’s Board with respect to the Portfolios

1290 VT High Yield Bond Portfolio (formerly EQ/High Yield Bond Portfolio)	Management Agreement with FMG LLC Sub-Advisory Agreement with AXA Investment Managers Inc. (“AXA IM”) Sub-Advisory Agreement with Post Advisory Group, LLP

1290 VT Micro Cap Portfolio (formerly AXA/Lord Abbett Micro Cap Portfolio)	Management Agreement with FMG LLC Sub-Advisory Agreement with BlackRock Investment Management, LLC (“BlackRock”) Sub-Advisory Agreement with Lord, Abbett & Co. Inc. (“Lord Abbett”)

1290 VT Natural Resources Portfolio (formerly AXA Natural Resources Portfolio)

1290 VT Real Estate Portfolio (formerly AXA Real Estate Portfolio)

AXA/AB Dynamic Growth Portfolio

AXA/AB Dynamic Moderate Growth Portfolio

AXA/AB Short Duration Government Bond Portfolio

AXA/AB Small Cap Growth Portfolio

EQ/Common Stock Index Portfolio

EQ/Equity 500 Index Portfolio

EQ/International Equity Index Portfolio

EQ/Large Cap Growth Index Portfolio

EQ/Small Company Index Portfolio

Management Agreement with FMG LLC Sub-Advisory Agreement with AllianceBernstein, L.P. (“AllianceBernstein”)

1290 VT Small Cap Value Portfolio (formerly AXA/Horizon Small Cap Value Portfolio)	Management Agreement with FMG LLC Sub-Advisory Agreement with BlackRock Sub-Advisory Agreement with Horizon Asset Management, Inc.

1290 VT SmartBeta Equity Portfolio (formerly AXA SmartBeta Equity Portfolio)	Management Agreement with FMG LLC Sub-Advisory Agreement with AXA Rosenberg Investment Management LLC (“AXA Rosenberg”)

1290 VT Socially Responsible Portfolio (formerly EQ/Calvert Socially Responsible Portfolio)	Management Agreement with FMG LLC

ATM International Managed Volatility Portfolio

ATM Large Cap Managed Volatility Portfolio

ATM Mid Cap Managed Volatility Portfolio

ATM Small Cap Managed Volatility Portfolio

AXA 400 Managed Volatility Portfolio

AXA 500 Managed Volatility Portfolio

AXA 2000 Managed Volatility Portfolio

AXA International Managed Volatility Portfolio (collectively, the “AXA Tactical Manager Portfolios”)

Management Agreement with FMG LLC Sub-Advisory Agreement with AllianceBernstein Sub-Advisory Agreement with BlackRock

AXA/ClearBridge Large Cap Growth Portfolio (formerly EQ/Wells Fargo Omega Growth Portfolio)	Management Agreement with FMG LLC

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Portfolios	Agreement(s) Renewed by the Trust’s Board with respect to the Portfolios

AXA/Franklin Balanced Managed Volatility Portfolio	Management Agreement with FMG LLC Sub-Advisory Agreement with BlackRock Sub-Advisory Agreement with Franklin Advisers, Inc. (“Franklin Advisers”)

AXA/Franklin Small Cap Value Managed Volatility Portfolio	Management Agreement with FMG LLC Sub-Advisory Agreement with BlackRock Sub-Advisory Agreement with Franklin Advisory Services, LLC

AXA Global Equity Managed Volatility Portfolio

Management Agreement with FMG LLC

Sub-Advisory Agreement with BlackRock

Sub-Advisory Agreement with Morgan Stanley Investment Management, LLC (“Morgan Stanley”)

Sub-Advisory Agreement with OppenheimerFunds, Inc. (“OppenheimerFunds”)

AXA/Goldman Sachs Strategic Allocation Portfolio	Management Agreement with FMG LLC Sub-Advisory Agreement with Goldman Sachs Asset Management, L.P.

AXA International Core Managed Volatility Portfolio

Management Agreement with FMG LLC

Sub-Advisory Agreement with BlackRock

Sub-Advisory Agreement with EARNEST Partners, LLC (“EARNEST”)

Sub-Advisory Agreement with Federated Global Investment Management Corp.

Sub-Advisory Agreement with Massachusetts Financial Services Company (dba MFS Investment Management) (“MFS Investment Management”)

AXA International Value Managed Volatility Portfolio	Management Agreement with FMG LLC Sub-Advisory Agreement with BlackRock Sub-Advisory Agreement with Northern Cross, LLC

AXA/Invesco Strategic Allocation Portfolio	Management Agreement with FMG LLC Sub-Advisory Agreement with Invesco Advisers, Inc. (“Invesco”)

AXA/Janus Enterprise Portfolio (formerly EQ/Morgan Stanley Mid Cap Growth Portfolio)	Management Agreement with FMG LLC

AXA Large Cap Core Managed Volatility Portfolio

Management Agreement with FMG LLC

Sub-Advisory Agreement with BlackRock

Sub-Advisory Agreement with Capital Guardian Trust Company (“Capital Guardian”)

Sub-Advisory Agreement with Thornburg Investment Management, Inc.

Sub-Advisory Agreement with Vaughan Nelson Investment Management

AXA Large Cap Growth Managed Volatility Portfolio

Management Agreement with FMG LLC

Sub-Advisory Agreement with BlackRock

Sub-Advisory Agreement with Loomis, Sayles & Co. (“Loomis Sayles”)

Sub-Advisory Agreement with T. Rowe Price Associates, Inc. (“T. Rowe”)

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Portfolios	Agreement(s) Renewed by the Trust’s Board with respect to the Portfolios

AXA Large Cap Value Managed Volatility Portfolio	Management Agreement with FMG LLC Sub-Advisory Agreement with AllianceBernstein Sub-Advisory Agreement with BlackRock Sub-Advisory Agreement with MFS Investment Management

AXA/Legg Mason Strategic Allocation Portfolio	Management Agreement with FMG LLC Sub-Advisory Agreement with QS Investors LLC

AXA/Loomis Sayles Growth Portfolio	Management Agreement with FMG LLC Sub-Advisory Agreement with Loomis Sayles

AXA Mid Cap Value Managed Volatility Portfolio

Management Agreement with FMG LLC

Sub-Advisory Agreement with BlackRock

Sub-Advisory Agreement with Diamond Hill Capital Management, Inc. (“Diamond Hill”)

Sub-Advisory Agreement with Wellington Management Company, LLP (“Wellington”)

AXA/Morgan Stanley Small Cap Growth Portfolio	Management Agreement with FMG LLC Sub-Advisory Agreement with BlackRock Sub-Advisory Agreement with Morgan Stanley

AXA/Mutual Large Cap Equity Managed Volatility Portfolio	Management Agreement with FMG LLC Sub-Advisory Agreement with BlackRock Sub-Advisory Agreement with Franklin Mutual Advisers, LLC

AXA/Templeton Global Equity Managed Volatility Portfolio	Management Agreement with FMG LLC Sub-Advisory Agreement with BlackRock Sub-Advisory Agreement with Templeton Investment Counsel LLC

EQ/BlackRock Basic Value Equity Portfolio	Management Agreement with FMG LLC Sub-Advisory Agreement with BlackRock

EQ/Capital Guardian Research Portfolio	Management Agreement with FMG LLC Sub-Advisory Agreement with Capital Guardian

EQ/Core Bond Index Portfolio EQ/Intermediate Government Bond Portfolio EQ/Large Cap Value Index Portfolio EQ/Mid Cap Index Portfolio	Management Agreement with FMG LLC Sub-Advisory Agreement with SSGA Funds Management, Inc. (“SSGA”)

EQ/Emerging Markets Equity PLUS Portfolio	Management Agreement with FMG LLC Sub-Advisory Agreement with AllianceBernstein Sub-Advisory Agreement with EARNEST

EQ/Global Bond PLUS Portfolio	Management Agreement with FMG LLC Sub-Advisory Agreement with BlackRock Sub-Advisory Agreement with Wells Capital and First International Advisors

EQ/Invesco Comstock Portfolio	Management Agreement with FMG LLC Sub-Advisory Agreement with Invesco

EQ/JPMorgan Value Opportunities Portfolio	Management Agreement with FMG LLC Sub-Advisory Agreement with JPMorgan Investment Management Inc.

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Portfolios	Agreement(s) Renewed by the Trust’s Board with respect to the Portfolios

EQ/MFS International Growth Portfolio	Management Agreement with FMG LLC Sub-Advisory Agreement with MFS Investment Management

EQ/Money Market Portfolio	Management Agreement with FMG LLC Sub-Advisory Agreement with The Dreyfus Corporation

EQ/Oppenheimer Global Portfolio	Management Agreement with FMG LLC Sub-Advisory Agreement with OppenheimerFunds

EQ/PIMCO Global Real Return Portfolio EQ/PIMCO Ultra Short Bond Portfolio	Management Agreement with FMG LLC Sub-Advisory Agreement with Pacific Investment Management Company LLC (“PIMCO”)

EQ/Quality Bond PLUS Portfolio	Management Agreement with FMG LLC Sub-Advisory Agreement with AllianceBernstein Sub-Advisory Agreement with PIMCO

EQ/T. Rowe Price Growth Stock Portfolio	Management Agreement with FMG LLC Sub-Advisory Agreement with T. Rowe

EQ/UBS Growth and Income Portfolio	Management Agreement with FMG LLC Sub-Advisory Agreement with UBS Global Asset Management (Americas) Inc.

Multimanager Aggressive Equity Portfolio

Management Agreement with FMG LLC

Sub-Advisory Agreement with AllianceBernstein

Sub-Advisory Agreement with ClearBridge Investments, LLC

Sub-Advisory Agreement with Scotia Institutional Asset Management US, Ltd.

Sub-Advisory Agreement with T. Rowe

Sub-Advisory Agreement with Westfield Capital Management Company, L.P.

Multimanager Core Bond Portfolio

Management Agreement with FMG LLC

Sub-Advisory Agreement with BlackRock Financial Management, Inc.

Sub-Advisory Agreement with DoubleLine

Sub-Advisory Agreement with PIMCO

Sub-Advisory Agreement with SSGA

Multimanager Mid Cap Growth Portfolio

Management Agreement with FMG LLC

Sub-Advisory Agreement with AllianceBernstein

Sub-Advisory Agreement with BlackRock

Sub-Advisory Agreement with Franklin Advisers

Sub-Advisory Agreement with Wellington

Multimanager Mid Cap Value Portfolio	Management Agreement with FMG LLC Sub-Advisory Agreement with BlackRock Sub-Advisory Agreement with Diamond Hill Sub-Advisory Agreement with Lord Abbett

Multimanager Technology Portfolio	Management Agreement with FMG LLC Sub-Advisory Agreement with Allianz Global Investors U.S. LLC Sub-Advisory Agreement with SSGA Sub-Advisory Agreement with Wellington

In reaching its decision to renew the Agreement(s) with respect to each Portfolio, the Board considered the overall fairness of the Agreement and whether the Agreement was in the best interests of the Portfolio and its investors. The Board further considered all factors it deemed relevant with respect to each Portfolio,

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including: (1) the nature, quality and extent of the overall services to be provided to the Portfolio by the Adviser, the relevant Sub-Adviser(s) and, where applicable, their respective affiliates, including the investment performance of the Portfolio (and, where applicable, each allocated portion of the Portfolio advised by a different Sub-Adviser); (2) the level of the Portfolio’s management fee and, where applicable, sub-advisory fee(s), and the Portfolio’s expense ratios relative to those of peer funds; (3) the costs of the services to be provided by, and the profits to be realized by, the Adviser and its affiliates from their relationships with the Portfolio; (4) the anticipated effect of growth and size on the Portfolio’s performance and expenses, including any potential economies of scale and, if so, whether any such economies of scale are equitably shared with investors; and (5) “fall-out” benefits that may accrue to the Adviser, the relevant Sub-Adviser(s) and their respective affiliates (i.e., indirect benefits that they would not receive but for the existence of the Portfolios). In considering each Agreement, the Board did not identify any single factor or information as all-important or controlling, and each Trustee may have attributed different weight to each factor.

In connection with its deliberations, the Board took into account information (both written and oral) provided to the Board, including its various committees, throughout the year, as well as information provided specifically in connection with the annual renewal process. The Trustees also recognized that the fee arrangements for the Portfolios are in many cases the result of review and discussion in prior years between the Trustees and the Adviser and that their conclusions may be based, in part, on their consideration of these same arrangements in prior years.

Information provided and discussed throughout the year included investment performance reports and related financial and general market outlook information for each Portfolio, as well as periodic reports on, among other matters, brokerage allocation and execution; pricing and valuation; legal and compliance matters; shareholder and other services and support provided to the Portfolios by the Adviser, the relevant Sub-Adviser(s) and their respective affiliates; sales and marketing activity; and risk management. In addition, the sub-groups of the Board’s Investment Committee, comprised of Independent Trustees, management representatives, and outside legal counsel, met individually and engaged in extensive discussions with Sub-Advisers during in-person presentations made throughout the year.

Information provided and discussed specifically in connection with the annual renewal process included an extensive report prepared by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of mutual fund industry data, as well as additional substantial material prepared by management. Broadridge provided its report directly to the Independent Trustees and included in its report comparative fee, expense and investment performance information for each Portfolio. Over the course of the year prior to the July 2017 meeting, the Independent Trustees, in consultation with their independent legal counsel, engaged in an extensive review of the materials provided by Broadridge (and its predecessor) in connection with prior meetings at which the Board had considered the annual renewal of investment advisory arrangements. The materials provided by Broadridge in connection with the July 2017 meeting included additional and updated information requested by the Independent Trustees as a result of this review. The additional material prepared by management generally included Portfolio-by-Portfolio information showing each Portfolio’s average net assets; management fees and, where applicable, sub-advisory fees; expense ratios; expense limitation arrangements; investment performance (in addition to the performance information prepared by Broadridge); and profitability information, including information regarding the profitability of the Adviser’s operations on an overall Trust basis, as well as on a Portfolio-by-Portfolio basis. In addition, for each Portfolio, the Adviser and the relevant Sub-Adviser(s) provided separate materials describing the Portfolio’s investment performance over various time periods and the services provided and the fees charged with respect to the Portfolio, and discussing whether the Portfolio had performed as expected over time and other matters.

The Independent Trustees met in advance of the meeting at which the Board approved the renewal of the Agreements to review the information provided and communicated follow-up questions for management to address at the renewal meeting. The Independent Trustees also met in executive sessions during the meeting to discuss the Agreements and the information provided. When invited, management representatives attended portions of the executive sessions to review and discuss matters relating to the Agreements and to provide additional information requested by the Independent Trustees. At the meeting and during the portions of the executive sessions attended by management, the Independent Trustees and management engaged in extensive discussions regarding the Agreements. As noted below, as a result of these extensive discussions, the Adviser agreed (i) to implement revised fee rates and/or breakpoints in the management fee rate schedules for certain

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of the Portfolios, (ii) to implement revised fee rates and/or breakpoints in the administrative fee rate schedules for all of the Portfolios, and (iii) to implement lower, voluntary expense limitations for certain of the Portfolios. The Independent Trustees were assisted by independent legal counsel prior to and during the meeting and during their deliberations regarding the Agreements and also received from counsel materials addressing, among other things, the legal standards applicable to their consideration of the Agreements. In addition, the Independent Trustees reviewed information and met during the year to discuss information relevant to their annual consideration of the Agreements.

Although the Board approved the renewal of the Agreements for all of the Portfolios at the same Board meeting, the Board considered each Portfolio separately. In approving the renewal of the relevant Agreement(s) with respect to each Portfolio, each Trustee, including the Independent Trustees, on the basis of their business judgment after review of all information, determined that the management fee and, where applicable, sub-advisory fee(s) were fair and reasonable and that the renewal of the Agreement(s) was in the best interests of the applicable Portfolio and its shareholders. Although the Board gave attention to all information provided, the following discusses some of the primary factors that the Board deemed relevant to its decision to renew the Agreements.

Nature, Quality and Extent of Services

The Board evaluated the nature, quality and extent of the overall services to be provided to each Portfolio and its investors by the Adviser, the relevant Sub-Adviser(s) and, where applicable, their respective affiliates. In addition to the investment performance and expense information discussed below, the Board considered the Adviser’s and each relevant Sub-Adviser’s responsibilities with respect to each Portfolio and the Adviser’s and each relevant Sub-Adviser’s experience in serving as an investment adviser for the Portfolio(s) and for portfolios and accounts similar to the Portfolio(s) each advises.

With respect to the Adviser, the Board considered that the Adviser is responsible for, among other things, developing investment strategies for the Portfolios (and the portions thereof); researching, selecting and hiring Sub-Advisers, conducting ongoing “due diligence” on and monitoring Sub-Advisers, and, when necessary or advisable, terminating or replacing Sub-Advisers; allocating and rebalancing Portfolio assets among Sub-Advisers; overseeing the selection of investments for the Portfolios (or the portions thereof) that the Sub-Advisers sub-advise; making investment decisions for the Portfolios (or the portions thereof) that it manages directly; managing the tactical volatility management strategy for the Portfolios that employ that strategy; monitoring and evaluating the performance of the Portfolios (or the portions thereof); monitoring the investment operations and composition of the Portfolios (or the portions thereof) and, in connection therewith, monitoring compliance with the Portfolios’ investment objectives, policies and restrictions, as well as the Portfolios’ compliance with applicable law and the Trust’s compliance policies and procedures; monitoring brokerage selection, commission and other trading costs, quality of execution, and other brokerage matters; coordinating and managing the flow of information and communications relating to the Portfolios among the Sub-Advisers and other applicable parties; coordinating responses to regulatory agency inquiries relating to the operations of the Trust and coordinating litigation matters involving the Adviser and the Trust; and implementing Board directives as they relate to the Portfolios. The Board also considered information regarding the Adviser’s process for selecting and monitoring the Sub-Advisers and the other service providers to the Portfolios and its process for making investment decisions for the Portfolios (or the portions thereof) that it manages directly, as well as information regarding the qualifications and experience of, and resources available to, the personnel who perform those functions with respect to the Portfolios. The Board further considered that the Adviser also provides the Trust with personnel, including Trust officers, in connection with carrying out its responsibilities and is responsible for coordinating the development of new initiatives and evaluating the impact of proposed products and services on the Trust and its assets. The Board also considered that the Adviser assumes significant entrepreneurial risk in sponsoring new Portfolios and that the Adviser also bears and assumes significant ongoing risks, including investment, operational, enterprise, litigation, regulatory and compliance risks, with respect to all Portfolios. The Board considered that the Adviser’s responsibilities with respect to all Portfolios include daily monitoring of investment, operational, enterprise, litigation, regulatory and compliance risks as they relate to the Portfolios. The Board also considered information regarding the Adviser’s ongoing risk management activities.

With respect to the Sub-Advisers, the Board considered that each Sub-Adviser, subject to the oversight of the Adviser, is responsible for making investment decisions for the Portfolio(s) (or the portion(s) thereof) that

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it sub-advises; placing with brokers or dealers orders for the purchase and sale of investments for the Portfolio(s) (or the portion(s) thereof) that it sub-advises; and performing certain related administrative functions. The Board also reviewed information regarding each Sub-Adviser’s process for selecting investments for the Portfolio(s) (or the portion(s) thereof) that it sub-advises, as well as information regarding the qualifications and experience of the Sub-Adviser’s portfolio managers who provide services to the Portfolio(s). The Board also considered information regarding each Sub-Adviser’s procedures for executing portfolio transactions for the Portfolio(s) (or the portion(s) thereof) that it sub-advises and procedures for selecting brokers and dealers and, where applicable, obtaining research from those brokers and dealers.

The Board also considered, among other factors, periodic reports provided to the Board regarding the services provided by the Adviser, the Sub-Advisers and, where applicable, their affiliates. In addition, the Board considered the allocation of Portfolio brokerage, including allocations to broker-dealers affiliated with the Adviser or a Sub-Adviser. The Board also considered the use of “soft” commission dollars to pay for research services, as applicable. In this regard, the Board also considered the Adviser’s and each Sub-Adviser’s trading experience and received information regarding how the Adviser and each Sub-Adviser seek to achieve “best execution” on behalf of a Portfolio, including a report by an independent portfolio trading analytical firm. The Board also considered the Portfolios’ Chief Compliance Officer’s evaluation of the Adviser’s and each Sub-Adviser’s compliance programs, policies and procedures, and any compliance matters involving the Adviser and any applicable Sub-Adviser that had been brought to the Board’s attention during the year. In addition, the Board considered whether there were any pending lawsuits, enforcement proceedings or regulatory investigations involving the Adviser and the Sub-Advisers and reviewed information regarding the Adviser’s and each Sub-Adviser’s financial condition and history of operations and potential conflicts of interest in managing the Portfolios. The Independent Trustees also requested and received a formal presentation about business relationships that the Adviser and/or its affiliates, including AXA Equitable Life Insurance Company, have with Sub-Advisers and/or their affiliates in addition to the relationships involving the Portfolios. In this regard, the Board also received presentations about the policies and procedures adopted by the Adviser and the Trust to identify and mitigate potential conflicts of interest, including conflicts that may arise in connection with those additional business relationships.

The Board also considered the benefits to investors from participation in an FMG LLC-sponsored mutual fund, including the benefits of investing in a fund that is part of a large family of funds offering a wide range of portfolios, sub-advisers and investment styles. The Board likewise considered that investors have chosen to invest in FMG LLC-sponsored mutual funds. In addition, the Board considered the nature, quality and extent of the administrative, investor servicing and distribution services that the Adviser and its affiliates provide to the Portfolios and their shareholders. The Board also noted that, throughout the past year, the Adviser and its affiliates had continued or undertaken initiatives intended to enhance various aspects of the Trust’s and the Board’s operations and investors’ experience with the FMG LLC-sponsored mutual funds.

The Board also considered strategic and other actions taken by the Adviser in response to recent events within the mutual fund industry, including actions taken in response to financial regulatory reform and other regulatory initiatives, as well as other significant developments within the mutual fund industry. The Board also considered strategic and other actions taken by the Adviser and the Sub-Advisers in response to recent market conditions and considered the overall performance of the Adviser and the Sub-Advisers in this context. In this regard, among other things, the Board also requested and received throughout the past year information from the Adviser and various service providers on various topics impacting all mutual funds, including pricing and valuation of portfolio securities; liquidity risk management; cybersecurity; and new reporting and disclosure requirements for mutual funds. The Board noted that certain of these topics may present significant challenges for mutual funds and result in an increase in the responsibilities of mutual fund service providers, including the Adviser.

For purposes of evaluating the nature, quality and extent of the overall services provided to each Portfolio, the Board also took into account discussions with the Adviser and the relevant Sub-Adviser(s) about Portfolio investment performance that occur at Board meetings throughout the year. In this regard, the Board noted that, as part of regularly scheduled Portfolio reviews and other detailed reports to the Board on Portfolio performance, the Board periodically considered information regarding each Portfolio’s performance over various time periods on both an absolute basis and relative to an appropriate broad-based securities market index (“benchmark”), a peer group of other mutual funds deemed by Broadridge to be comparable to the Portfolio (“peer group”), and/or a custom volatility managed index (“VMI”) developed by the Adviser

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and approved by the Board (which, in the case of certain Portfolios, may be a blended index comprising both broad-based and volatility-managed indexes). The performance information generally included, among other information, annual total returns, average annual total returns, cumulative returns and/or rolling period total returns. The Board also considered Appendix A, which includes certain information provided to the Board regarding each Portfolio’s performance relative to a benchmark, a peer group, and/or a VMI for the one-, three-, five- and ten-year periods, as applicable, and since inception periods ended March 31, 2017. The Board noted that this information supplemented other performance information provided to the Board throughout the year and in connection with the annual renewal process. The Board also considered information, provided directly by Broadridge, regarding each Portfolio’s performance over various time periods relative to a benchmark and peer groups.

The Board also factored into its evaluation of each Portfolio’s performance the limitations inherent in Broadridge’s methodology for developing and constructing peer groups and determining, from year to year, which mutual funds should be included in which peer groups, among other things. The Board also noted that the number of mutual funds included in a peer group may be relatively small and may differ significantly from peer group to peer group and from year to year and that the constituent mutual funds included in a peer group also may differ from year to year, which can limit the relevance of the comparisons. While recognizing these inherent limitations, the Board believed the independent analysis conducted by Broadridge provided a useful measure of comparative performance.

In evaluating the Portfolios’ performance, the Board generally considered long-term performance to be more important than short-term performance and also took into account factors including general market conditions (including the amount of volatility in the market over the past year); the “style” in which the Portfolios are managed, as applicable, and whether that style is in or out of favor in the market; issuer-specific information; and fund cash flows. In this regard, the Board also noted how changes in time periods for performance calculations (e.g., whether a one-year period is from December to December or March to March) can impact a Portfolio’s returns and peer ranking on a relative basis. The Board also considered that variations in performance among a Portfolio’s operating classes reflect variations in class expenses, which result in lower performance for higher expense classes.

Fund-of-Funds Portfolios

With respect to the performance of the All Asset Growth-Alt 20 Portfolio, the Strategic Allocation Portfolios, the AXA/Franklin Templeton Allocation Managed Volatility Portfolio, the 1290 VT Energy Portfolio and the 1290 VT Low Volatility Global Equity Portfolio, the Board considered that each Portfolio operates as a fund-of-funds and invests in securities of other mutual funds and/or exchange traded securities of other investment companies or investment vehicles (“ETFs”) (referred to collectively as “underlying portfolios”) and recognized, therefore, that each Portfolio’s performance is based, in part, on the total returns of the underlying portfolios in which it invests.

The Board further considered that the three underlying portfolios among which the AXA/Franklin Templeton Allocation Managed Volatility Portfolio allocates its assets on approximately an equal basis all employ a tactical volatility management strategy that is intended to reduce the volatility associated with investing in equity securities and to produce more favorable risk-adjusted returns over extended market cycles. The Board also considered that certain of the underlying portfolios in which each of the Strategic Allocation Portfolios invests may employ a tactical volatility management strategy. The Board also noted that, for the AXA/Franklin Templeton Allocation Managed Volatility Portfolio, the Adviser had developed and implemented a custom VMI as, among other things, an additional analytical tool to be used in evaluating the Portfolio’s performance, and considered the Adviser’s explanation that a comparison of the Portfolio’s performance solely to that of a non-volatility managed benchmark may not take into account the impact of an integral part of the investment strategies of the Portfolio’s three underlying portfolios, particularly during periods of high volatility. Based on the Adviser’s explanation of the comparability of the custom VMI to the tactical volatility management strategies that the AXA/Franklin Templeton Allocation Managed Volatility Portfolio’s underlying portfolios employ, the Board noted that the Adviser generally considers the Portfolio’s performance (especially its short-term performance) relative to its custom VMI to be more indicative than its performance relative to its benchmark. The Board also noted that the funds in each Portfolio’s peer group may or may not employ a tactical volatility management strategy like that employed by underlying portfolios in which a Portfolio invests.

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The Board and the Adviser discussed the performance of each fund-of-funds Portfolio in detail, including whether each Portfolio had performed as expected over time. The Board and the Adviser also discussed, where applicable, the reasons for a Portfolio’s underperformance for certain periods relative to its peer group and/or benchmark and/or VMI, as applicable, and efforts to improve the Portfolio’s performance. Where applicable, the Board also considered steps that the Adviser had taken to address a Portfolio’s performance, including any changes to the investment strategies of a Portfolio or to the underlying portfolios in which a Portfolio invests, and the performance results of the Portfolio since the date of such changes. In this regard, the Board noted that performance is only one of the factors that it deems relevant to its consideration of a Portfolio’s Agreement and that, after considering all relevant factors, it can reach a decision to renew an Agreement notwithstanding a Portfolio’s underperformance.

Based on its review and the explanations provided by the Adviser regarding the performance of each fund-of-funds Portfolio, the Board determined, with respect to each Portfolio, that the Portfolio and its investors would benefit from the Adviser’s continued management of the Portfolio.

AXA Tactical Manager Portfolios

With respect to the performance of the AXA Tactical Manager Portfolios, the Board considered that each Portfolio follows an investment strategy under which the Portfolio is normally divided into two portions, one of which uses an indexing strategy intended to track the performance (before fees and expenses) of the Portfolio’s benchmark and the other of which seeks to tactically manage equity exposure in the Portfolio based on the level of volatility in the market. The Board further considered that each Portfolio’s tactical volatility management strategy is intended to reduce the volatility associated with investing in equity securities and to produce more favorable risk-adjusted returns over extended market cycles. The Board also noted that, for each Portfolio, the Adviser had developed and implemented in May 2012 a custom VMI as, among other things, an additional analytical tool to be used in evaluating the Portfolio’s performance, and considered the Adviser’s explanation that a comparison of a Portfolio’s performance solely to that of a non-volatility managed benchmark may not take into account the impact of an integral part of the Portfolio’s investment strategy, particularly during periods of high volatility. Based on the Adviser’s explanation of the comparability of the custom VMI to a Portfolio’s tactical volatility management strategy, the Board noted that the Adviser generally considers a Portfolio’s performance relative to its custom VMI to be more indicative than its performance relative to its benchmark. The Board also noted that the funds in each Portfolio’s peer group may or may not employ a tactical volatility management strategy like that employed by the Portfolios. The Board also noted that each Portfolio has the ability to invest in ETFs.

The Board and the Adviser discussed the performance of each AXA Tactical Manager Portfolio in detail, including whether each Portfolio had performed as expected over time. The Board and the Adviser also discussed, where applicable, the reasons for a Portfolio’s underperformance for certain periods relative to its peer group and/or benchmark and/or VMI, and efforts to improve the Portfolio’s performance. Where applicable, the Board also considered steps that the Adviser and the Sub-Advisers had taken to address a Portfolio’s performance, including any changes to the investment strategies of a Portfolio, and the performance results of the Portfolio since the date of such changes. In this regard, the Board noted that performance is only one of the factors that it deems relevant to its consideration of a Portfolio’s Agreements and that, after considering all relevant factors, it can reach a decision to renew an Agreement notwithstanding a Portfolio’s underperformance.

Based on its review and the explanations provided by the Adviser and the relevant Sub-Advisers regarding the performance of each AXA Tactical Manager Portfolio, the Board determined, with respect to each Portfolio, that the Portfolio and its investors would benefit from the Adviser’s and each Sub-Adviser’s continued management of the Portfolio.

Passive Portfolios

With respect to the performance of the 1290 VT Natural Resources and 1290 VT Real Estate Portfolios, the Board considered that each Portfolio uses an indexing strategy and may invest in other instruments, such as ETFs, to seek to track the performance (before fees and expenses) of its benchmark. With respect to the performance of the 1290 VT Socially Responsible Portfolio, the Board considered that the Portfolio employs a passive management strategy designed to track, as closely as possible, the performance (before fees and

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expenses) of a benchmark consisting of a universe of securities that meet certain sustainable and socially responsible investment criteria. With respect to the performance of the EQ/Common Stock Index, EQ/Core Bond Index, EQ/Equity 500 Index, EQ/Intermediate Government Bond, EQ/International Equity Index, EQ/Large Cap Growth Index, EQ/Large Cap Value Index, EQ/Mid Cap Index and EQ/Small Company Index Portfolios, the Board considered that each Portfolio seeks to achieve a total return (before fees and expenses) that approximates the total return performance of its benchmark. The Board noted that each Portfolio’s performance was expected to vary from (and generally was expected to be lower than) that of its benchmark due to fees, management of cash flows, transaction costs, valuation and other factors, which affect the Portfolio but not the benchmark. The Board also took into account that certain peer groups in which Portfolios were placed for comparison purposes include only funds with passive management strategies, whereas other peer groups in which Portfolios were placed for comparison purposes include funds with active management strategies.

In evaluating the performance of each Portfolio that had converted from an active management strategy to a passive management strategy, the Board focused on the Portfolio’s performance results since the date of the conversion and considered that the passive management strategy had been implemented, in part, to enhance the performance of the Portfolio.

In evaluating the performance of the 1290 VT Socially Responsible Portfolio, the Board also took into account that the Portfolio is a specialty portfolio that offers a unique investment strategy and enhances the range of investment options available to investors. The Board also noted that the Portfolio had replaced its Sub-Adviser, modified its investment strategy, and changed its benchmark in December 2016.

The Board and the Adviser discussed the performance of each passive Portfolio in detail, including whether each Portfolio had performed as expected over time, and the extent to which each Portfolio had achieved its objective, as described above. In this connection, the Board also considered information on the correlation and tracking error between each Portfolio and its respective benchmark over various time periods, as well as the Adviser’s and the relevant Sub-Adviser’s views and explanations of this information.

Based on its review and the explanations provided by the Adviser and the relevant Sub-Adviser regarding the performance of each passive Portfolio, the Board determined, with respect to each Portfolio, that the Portfolio and its investors would benefit from the Adviser’s and the Sub-Adviser’s continued management of the Portfolio.

PLUS Portfolios

With respect to the performance of the AXA International Core Managed Volatility, AXA International Value Managed Volatility, AXA Large Cap Core Managed Volatility, AXA Large Cap Growth Managed Volatility, AXA Large Cap Value Managed Volatility, AXA Mid Cap Value Managed Volatility, EQ/Emerging Markets Equity PLUS, EQ/Global Bond PLUS and EQ/Quality Bond PLUS Portfolios, the Board considered that each Portfolio follows an investment strategy under which the Portfolio’s assets normally are allocated among multiple investment advisers, each of which manages its portion of the Portfolio using a different but complementary investment strategy. The Board noted that each Portfolio uses a combination of active and passive investment strategies and has the ability to invest in ETFs.

The Board also noted that the AXA International Core Managed Volatility, AXA International Value Managed Volatility, AXA Large Cap Core Managed Volatility, AXA Large Cap Growth Managed Volatility, AXA Large Cap Value Managed Volatility, AXA Mid Cap Value Managed Volatility, EQ/Global Bond PLUS and EQ/Quality Bond PLUS Portfolios had added the PLUS investment strategy during the course of their operations and considered this fact in its review of these Portfolios’ performance. The Board further considered that the PLUS investment strategy had been added to enhance the performance of these Portfolios, reduce volatility, and/or produce more favorable risk-adjusted returns over extended market cycles.

The Board also considered that, in connection with the PLUS investment strategy, each equity Portfolio (other than the EQ/Emerging Markets Equity PLUS Portfolio) may employ various volatility management techniques, including the use of futures and options to manage equity exposure. The Board also noted that, for each equity Portfolio (other than the EQ/Emerging Markets Equity PLUS Portfolio), the Adviser had developed and implemented in May 2012 a custom VMI as, among other things, an additional analytical tool to be used in evaluating the Portfolio’s performance, and considered the Adviser’s explanation that a

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comparison of a Portfolio’s performance solely to that of a non-volatility managed benchmark may not take into account the impact of an integral part of the Portfolio’s investment strategy, particularly during periods of high volatility. Based on the Adviser’s explanation of the comparability of the custom VMI to a Portfolio’s tactical volatility management component, the Board noted that the Adviser generally considers an equity Portfolio’s performance relative to its custom VMI to be more indicative than its performance relative to its benchmark.

In evaluating the performance of the AXA Large Cap Value Managed Volatility Portfolio, the Board considered that it had instructed the Adviser to monitor the Portfolio and the relevant Sub-Advisers especially closely.

In addition, the Board considered the performance of the allocated portions of each Portfolio managed by different Sub-Advisers and whether the performance of the portions allocated to each of the Sub-Advisers met the Board’s expectations as to the compatibility of the Sub-Advisers’ different investment strategies and styles and the contributions of each to the overall Portfolio strategy and performance. The Board also noted that the funds in each Portfolio’s peer group may or may not employ an investment strategy similar to the Portfolio’s that includes active, passive and ETF components, as well as (in the case of certain equity Portfolios) a tactical volatility management component.

The Board and the Adviser discussed the performance of each PLUS Portfolio and each allocated portion thereof in detail, including whether each Portfolio had performed as expected over time. The Board and the Adviser also discussed, where applicable, the reasons for a Portfolio’s or an allocated portion’s underperformance for certain periods relative to its peer group and/or benchmark and/or VMI, as applicable, and efforts to improve the Portfolio’s or allocated portion’s performance. Where applicable, the Board also considered steps that the Adviser and the Sub-Advisers had taken to address a Portfolio’s or an allocated portion’s performance, including any changes or additions to the Sub-Advisers or portfolio managers advising a Portfolio and any changes to the investment strategies of a Portfolio, and the performance results of the Portfolio or allocated portion since the date of such changes. In this regard, the Board noted that performance is only one of the factors that it deems relevant to its consideration of a Portfolio’s Agreements and that, after considering all relevant factors, it can reach a decision to renew an Agreement notwithstanding a Portfolio’s underperformance.

Based on its review and the explanations provided by the Adviser and the relevant Sub-Advisers regarding the performance of each PLUS Portfolio, the Board determined, with respect to each Portfolio, that the Portfolio and its investors would benefit from the Adviser’s and each Sub-Adviser’s continued management of the Portfolio.

PACTIVE Portfolios

With respect to the performance of the 1290 VT Convertible Securities and 1290 VT High Yield Bond Portfolios, the Board considered that each Portfolio follows an investment strategy under which the Portfolio’s assets normally are allocated between two portions, one of which is actively managed and the other of which is invested in ETFs that are passively managed.

With respect to the performance of the 1290 VT Micro Cap, 1290 VT Small Cap Value, AXA/Franklin Balanced Managed Volatility, AXA/Franklin Small Cap Value Managed Volatility, AXA Global Equity Managed Volatility, AXA/Morgan Stanley Small Cap Growth, AXA/Mutual Large Cap Equity Managed Volatility and AXA/Templeton Global Equity Managed Volatility Portfolios, the Board considered that each Portfolio follows an investment strategy under which the Portfolio’s assets normally are allocated among multiple investment advisers, each of which manages its portion of the Portfolio using a different but complementary investment strategy. The Board noted that each of these Portfolios uses a combination of active and passive investment strategies.

The Board also noted that the AXA/Franklin Balanced Managed Volatility, AXA/Franklin Small Cap Value Managed Volatility, AXA Global Equity Managed Volatility, AXA/Mutual Large Cap Equity Managed Volatility and AXA/Templeton Global Equity Managed Volatility Portfolios had added the PACTIVE investment strategy during the course of their operations and considered this fact in its review of these Portfolios’ performance. The Board further considered that the PACTIVE investment strategy had been added to enhance the performance of these Portfolios, reduce volatility, and/or produce more favorable risk-adjusted returns over

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extended market cycles. The Board also considered that, in connection with the PACTIVE investment strategy, each of these Portfolios may employ various volatility management techniques, including the use of futures and options to manage equity exposure. The Board also noted that, for each of these Portfolios, the Adviser had developed and implemented in May 2012 a custom VMI as, among other things, an additional analytical tool to be used in evaluating the Portfolio’s performance, and considered the Adviser’s explanation that a comparison of a Portfolio’s performance solely to that of a non-volatility managed benchmark may not take into account the impact of an integral part of the Portfolio’s investment strategy, particularly during periods of high volatility. Based on the Adviser’s explanation of the comparability of the custom VMI to a Portfolio’s tactical volatility management component, the Board noted that the Adviser generally considers a Portfolio’s performance relative to its custom VMI to be more indicative than its performance relative to its benchmark.

In evaluating the performance of the AXA/Morgan Stanley Small Cap Growth Portfolio, the Board considered that it had instructed the Adviser to monitor the Portfolio and the relevant Sub-Adviser especially closely.

In addition, the Board considered the performance of the allocated portions of each Portfolio managed by different Sub-Advisers and whether the performance of the portions allocated to each of the Sub-Advisers met the Board’s expectations as to the compatibility of the Sub-Advisers’ different investment strategies and styles and the contributions of each to the overall Portfolio strategy and performance. The Board also noted that the funds in each Portfolio’s peer group may or may not employ an investment strategy similar to the Portfolio’s that includes active and passive components, as well as (in the case of certain equity Portfolios) a tactical volatility management component.

The Board and the Adviser discussed the performance of each PACTIVE Portfolio and each allocated portion thereof in detail, including whether each Portfolio had performed as expected over time. The Board and the Adviser also discussed, where applicable, the reasons for a Portfolio’s or an allocated portion’s underperformance for certain periods relative to its peer group and/or benchmark and/or VMI, as applicable, and efforts to improve the Portfolio’s or allocated portion’s performance. Where applicable, the Board also considered steps that the Adviser and the Sub-Advisers had taken to address a Portfolio’s or an allocated portion’s performance, including any changes or additions to the Sub-Advisers or portfolio managers advising a Portfolio and any changes to the investment strategies of a Portfolio, and the performance results of the Portfolio or allocated portion since the date of such changes. In this regard, the Board noted that performance is only one of the factors that it deems relevant to its consideration of a Portfolio’s Agreements and that, after considering all relevant factors, it can reach a decision to renew an Agreement notwithstanding a Portfolio’s underperformance.

Based on its review and the explanations provided by the Adviser and the relevant Sub-Advisers regarding the performance of each PACTIVE Portfolio, the Board determined, with respect to each Portfolio, that the Portfolio and its investors would benefit from the Adviser’s and each Sub-Adviser’s continued management of the Portfolio.

Multimanager Portfolios

With respect to the performance of the Multimanager Portfolios, the Board considered that each Portfolio follows an investment strategy under which the Portfolio’s assets normally are allocated among multiple investment advisers, each of which manages its portion of the Portfolio using a different but complimentary investment strategy, whereby one portion of a Portfolio generally seeks to achieve the total return performance of a particular index, one portion of the Multimanager Technology Portfolio has the ability to invest in ETFs, and the other portions of a Portfolio are actively managed by a Sub-Adviser.

The Board noted that prior to June 2014 each Portfolio was organized as a series of AXA Premier VIP Trust, an affiliated investment company of the Trust managed by the Adviser, and that, therefore, the performance information that had been provided to the Board, including the most recent performance information for the periods ended March 31, 2017, for each Portfolio included the performance of its predecessor series. The Board also noted that each Portfolio’s investment objective, strategies and, except as discussed below, policies are substantially identical to those of its predecessor series.

The Board noted that the Adviser, in its management of each of the Multimanager Aggressive Equity, Multimanager Mid Cap Growth and Multimanager Mid Cap Value Portfolios’ predecessor series, had employed various volatility management techniques, including the use of futures and options to manage equity

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exposure, but that in April 2014 the Adviser had discontinued the use of these techniques in its management of the predecessor series, and the Adviser was not employing these techniques in its management of the Multimanager Aggressive Equity, Multimanager Mid Cap Growth and Multimanager Mid Cap Value Portfolios. Furthermore, the Board noted that the performance information that had been provided to the Board, including the most recent performance information for the five- and ten-year periods and since inception periods ended March 31, 2017, for each of the Multimanager Aggressive Equity, Multimanager Mid Cap Growth and Multimanager Mid Cap Value Portfolios may have been different if the Portfolio had historically been managed using its current investment strategies and policies.

In addition, the Board considered the performance of the allocated portions of each Portfolio managed by different Sub-Advisers and whether the performance of the portions allocated to each of the Sub-Advisers met the Board’s expectations as to the compatibility of the Sub-Advisers’ different investment strategies and styles and the contributions of each to the overall Portfolio strategy and performance. The Board also noted that the funds in each Portfolio’s peer group may or may not employ an investment strategy similar to the Portfolio’s that includes active and index (and, in the case of the Multimanager Technology Portfolio, ETF) components, as well as (in the case of the Multimanager Aggressive Equity, Multimanager Mid Cap Growth and Multimanager Mid Cap Value Portfolios’ predecessor series) a tactical volatility management component.

The Board and the Adviser discussed the performance of each Multimanager Portfolio and each allocated portion thereof in detail, including whether each Portfolio had performed as expected over time. The Board and the Adviser also discussed, where applicable, the reasons for a Portfolio’s or an allocated portion’s underperformance for certain periods relative to its peer group and/or benchmark, as applicable, and efforts to improve the Portfolio’s or allocated portion’s performance. Where applicable, the Board also considered steps that the Adviser and the Sub-Advisers had taken to address a Portfolio’s or an allocated portion’s performance, including any changes or additions to the Sub-Advisers or portfolio managers advising a Portfolio and any changes to the investment strategies of a Portfolio, and the performance results of the Portfolio or allocated portion since the date of such changes. In this regard, the Board noted that performance is only one of the factors that it deems relevant to its consideration of a Portfolio’s Agreements and that, after considering all relevant factors, it can reach a decision to renew an Agreement notwithstanding a Portfolio’s underperformance.

Based on its review and the explanations provided by the Adviser and the relevant Sub-Advisers regarding the performance of each Multimanager Portfolio, the Board determined, with respect to each Portfolio, that the Portfolio and its investors would benefit from the Adviser’s and each Sub-Adviser’s continued management of the Portfolio.

Actively-Managed, Single Sub-Adviser Portfolios

With respect to the performance of the 1290 VT DoubleLine Dynamic Allocation, 1290 VT DoubleLine Opportunistic Bond, 1290 VT Equity Income, 1290 VT GAMCO Mergers & Acquisitions, 1290 VT GAMCO Small Company Value, 1290 VT SmartBeta Equity, AXA/AB Dynamic Growth, AXA/AB Dynamic Moderate Growth, AXA/AB Short Duration Government Bond, AXA/AB Small Cap Growth, AXA/ClearBridge Large Cap Growth, AXA/Goldman Sachs Strategic Allocation, AXA/Invesco Strategic Allocation, AXA/Janus Enterprise, AXA/Legg Mason Strategic Allocation, AXA/Loomis Sayles Growth, EQ/BlackRock Basic Value Equity, EQ/Capital Guardian Research, EQ/Invesco Comstock, EQ/JPMorgan Value Opportunities, EQ/MFS International Growth, EQ/Money Market, EQ/Oppenheimer Global, EQ/PIMCO Global Real Return, EQ/PIMCO Ultra Short Bond, EQ/T. Rowe Price Growth Stock and EQ/UBS Growth and Income Portfolios, the Board considered that each Portfolio is actively managed and advised by a single Sub-Adviser.

In evaluating the performance of the 1290 VT GAMCO Mergers & Acquisitions Portfolio, the Board also took into account that the Portfolio is a specialty portfolio that offers a unique investment strategy and enhances the range of investment options available to investors and that the peer group in which the Portfolio was placed for comparison purposes includes a wider range of fund types.

In evaluating the performance of the AXA/ClearBridge Large Cap Growth Portfolio, the Board also noted that the Portfolio had replaced its Sub-Adviser, modified its investment strategy, and changed its benchmark in December 2016.

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In evaluating the performance of the AXA/Janus Enterprise Portfolio, the Board also noted that the Portfolio had replaced its Sub-Adviser and modified its investment strategy in December 2016.

In evaluating the performance of the AXA/Loomis Sayles Growth Portfolio, the Board also considered that the Portfolio had replaced its Sub-Adviser, modified its investment strategy, and changed its benchmark in September 2014 and, therefore, the Board focused on the Portfolio’s performance since that time.

In evaluating the performance of the EQ/Money Market Portfolio, the Board also considered the very low interest rate environment and that the Adviser had been voluntarily waiving a portion of its management and administrative fees and reimbursing other expenses of the Portfolio to seek to ensure that the Portfolio’s yield did not decline below zero. The Board also noted that the Portfolio had converted to a government money market fund and modified its investment strategy accordingly in April 2016.

In evaluating the performance of the EQ/PIMCO Ultra Short Bond Portfolio, the Board also considered that the Portfolio had modified its investment strategy and changed its benchmark in May 2009 and, therefore, the Board focused on the Portfolio’s performance since that time.

In evaluating the performance of the 1290 VT Equity Income and EQ/BlackRock Basic Value Equity Portfolios, the Board considered that it had instructed the Adviser to monitor these Portfolios and the relevant Sub-Advisers especially closely.

The Board also noted that, in connection with a repositioning of the 1290 VT DoubleLine Dynamic Allocation Portfolio on or about April 28, 2017, the Portfolio had changed from a fund-of-funds that invested in underlying portfolios to a fund that invests directly in equity and debt securities and other instruments; DoubleLine had been retained as the Portfolio’s sub-adviser and had implemented a new investment strategy for the Portfolio; and the Portfolio had changed its investment objective and benchmarks. Furthermore, the Board noted that the performance information that had been provided to the Board, including the most recent performance information for the one- and three-year and since inception periods ended March 31, 2017, was that of the Portfolio prior to its repositioning. The Board did not consider that prior performance as a significant factor in approving the renewal of the Portfolio’s Agreements.

The Board also noted that each of the 1290 VT DoubleLine Opportunistic Bond, AXA/AB Dynamic Growth, AXA/Goldman Sachs Strategic Allocation, AXA/Invesco Strategic Allocation, and AXA/Legg Mason Strategic Allocation Portfolios had only a short operating history on which to evaluate performance.

With respect to each of the AXA/AB Dynamic Growth, AXA/AB Dynamic Moderate Growth, AXA/Goldman Sachs Strategic Allocation, AXA/Invesco Strategic Allocation and AXA/Legg Mason Strategic Allocation Portfolios, the Board also noted that the funds in each Portfolio’s peer group may or may not employ an investment strategy similar to the Portfolio’s that includes a volatility management component.

The Board and the Adviser discussed the performance of each actively-managed, single Sub-Adviser Portfolio in detail, including whether each Portfolio had performed as expected over time. The Board and the Adviser also discussed, where applicable, the reasons for a Portfolio’s underperformance for certain periods relative to its peer group and/or benchmark and efforts to improve the Portfolio’s performance. Where applicable, the Board also considered steps that the Adviser and the Sub-Adviser had taken to address a Portfolio’s performance, including any changes to the Sub-Adviser or portfolio managers advising a Portfolio and any changes to the investment strategies of a Portfolio, and the performance results of the Portfolio since the date of such changes. In this regard, the Board noted that performance is only one of the factors that it deems relevant to its consideration of a Portfolio’s Agreements and that, after considering all relevant factors, it can reach a decision to renew an Agreement notwithstanding a Portfolio’s underperformance.

Based on its review and the explanations provided by the Adviser and the relevant Sub-Adviser regarding the performance of each actively-managed, single Sub-Adviser Portfolio, the Board determined, with respect to each Portfolio, that the Portfolio and its investors would benefit from the Adviser’s and the Sub-Adviser’s continued management of the Portfolio.

All Portfolios

Based on its review, the Board determined, with respect to each Portfolio, that the nature, quality and extent of the overall services provided by the Adviser, the relevant Sub-Adviser(s) and, where applicable, their respective affiliates were appropriate for the Portfolio in light of its investment objective(s) and, thus, supported a decision to approve the renewal of the Agreement(s).

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Expenses

The Board considered each Portfolio’s management fee and, where applicable, sub-advisory fee(s), in light of the nature, quality and extent of the overall services provided by the Adviser and, where applicable, the relevant Sub-Adviser(s). The Board also reviewed comparative fee and expense information for each Portfolio provided to the Board by Broadridge. The information provided by Broadridge included an analysis of how each Portfolio’s contractual management fee, actual management fee, other expense components, and total expense ratio compared with those of peer groups of other mutual funds selected by Broadridge as constituting an appropriate expense comparison for the Portfolio (a Portfolio’s “Broadridge category”). For each Portfolio, Broadridge provided information on the Portfolio’s contractual management fee in comparison with the contractual management fee that would have been charged by other funds within a Broadridge category assuming the other funds were similar in size to the Portfolio, as well as information on the Portfolio’s actual management fee and total expense ratio in comparison with those of other funds within a Broadridge category. The management fee analysis includes within such fee any separate administrative fee paid by a fund, including the administrative fee a Portfolio paid to the Adviser in its capacity as administrator for the Portfolio. The contractual management fee analysis does not take into account any fee reimbursements or waivers, whereas the actual management fee analysis does take into account any management (including any administrative) fee reimbursements or waivers that benefit a fund. The total expense ratio represents a fund’s total net operating expenses and takes into account any expense reimbursements or fee waivers that benefit a fund. Broadridge provided, and the Board considered, total expense ratio comparisons both including and excluding any 12b-1 or non 12b-1 service fees and, as applicable, fees and expenses of any underlying funds in which a fund invests.

The Broadridge expense data was based upon historical information taken from each Portfolio’s audited annual report for the period ended December 31, 2016. Broadridge provided expense data for Class IB shares of each Portfolio other than the ATM International Managed Volatility, ATM Large Cap Managed Volatility, ATM Mid Cap Managed Volatility and ATM Small Cap Managed Volatility Portfolios (the “ATM Portfolios”). The Board reviewed the expense data for Class IB shares as a proxy for all of a Portfolio’s operational share classes. In this regard, the Board noted that the expenses for a Portfolio’s Class IB shares are generally equal to the expenses for a Portfolio’s Class IA shares (as applicable) and higher than the expenses for a Portfolio’s Class K shares (as applicable) and that the expense comparisons may differ for different classes. For the ATM Portfolios, Broadridge provided expense data for Class K shares, the Portfolios’ only operational share class. Portfolio-specific contractual management fee and total expense ratio comparisons are provided below. The total expense ratio comparisons exclude any 12b-1 or non 12b-1 service fees and fees and expenses of any underlying funds in which a fund invests.

The Board factored into its evaluation of each Portfolio’s fees and expenses the limitations inherent in Broadridge’s methodology for developing and constructing Broadridge categories and for determining, from year to year, which mutual funds should be included in which Broadridge categories, among other things. The Board recognized these inherent limitations and, taking into account commentary and supporting data presented by management, also recognized that comparisons between a Portfolio and other mutual funds in a Broadridge category may not be particularly relevant, given that in some cases a Portfolio may exhibit notable differences (for example, in its objective(s), management techniques, and operating structure) when compared to other mutual funds in a Broadridge category. The Board also noted that the number of mutual funds included in a Broadridge category may be relatively small and may differ significantly from category to category and from year to year and that the constituent mutual funds included in a Broadridge category (as well as their respective management/administrative fees and total expense ratios) also may differ from year to year, which can limit the relevance of the comparisons. Nonetheless, the Board believed that the independent analysis conducted by Broadridge assisted the Board in evaluating the reasonableness of each Portfolio’s management fee and total expense ratio. The Board also considered that all fees and expenses of each Portfolio are explicitly disclosed in Portfolio offering documents.

In addition, with respect to each sub-advised Portfolio, the Board further considered the relative levels of the sub-advisory fee(s) paid to the relevant Sub-Adviser(s) and the management fee retained by the Adviser in light of, among other factors, the services provided to the Portfolio by the Adviser and the relevant Sub-Adviser(s), and the information prepared by management regarding the level of profits realized by the Adviser in connection with its operation of the Portfolio. The Board also considered the sub-advisory fee paid to each Sub-Adviser in light of fees paid by similar portfolios advised by the Sub-Adviser.

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Fund-of-Funds Portfolios

The Board considered that the contractual management fee for each of the 1290 VT Energy, 1290 VT Low Volatility Global Equity, All Asset Growth-Alt 20 and AXA/Franklin Templeton Allocation Managed Volatility Portfolios was at or below the median for the Portfolio’s respective Broadridge category. The Board also considered that the total expense ratio for the Class IB shares of each of the 1290 VT Energy and All Asset Growth-Alt 20 Portfolios was below the median for the Portfolio’s respective Broadridge category, and the total expense ratio for the Class IB shares of each of the 1290 VT Low Volatility Global Equity and AXA/Franklin Templeton Allocation Managed Volatility Portfolios was above (but within five basis points of) the median for the Portfolio’s respective Broadridge category.

The Board considered that the contractual management fee for each of the Strategic Allocation Portfolios was at (in the case of the AXA Moderate Growth Strategy Portfolio) or above (but, in the case of the AXA Ultra Conservative Strategy Portfolio, within five basis points of) the median for the Portfolio’s respective Broadridge category. The Board also considered that the total expense ratio for the Class IB shares of each of these Portfolios was above the median for the Portfolio’s respective Broadridge category.

The Board also considered each Portfolio’s management fee rate relative to the management fee rates of other portfolios managed by the Adviser that, like the Portfolios, are structured as funds-of-funds, and noted that differences in the level of the fees reflected differences between a Portfolio and other funds-of-funds managed by the Adviser.

The Board further considered that the management fee rate schedule for each of the Strategic Allocation Portfolios and the 1290 VT Energy and 1290 VT Low Volatility Global Equity Portfolios includes breakpoints that reduce the fee rate as a Portfolio’s assets increase above certain levels. The Board also considered that the administrative fee rate schedule for all of the Portfolios aggregates the assets managed by the Adviser in these Portfolios and in certain fund-of-funds portfolios of AXA Premier VIP Trust, which is expected to reduce the likelihood that a Portfolio’s administrative fee would increase in the future if the Portfolio’s assets decline over time, and includes breakpoints that reduce the fee rate as aggregate Portfolio assets increase above certain levels. The Board noted that any such reduction in a Portfolio’s effective management and/or administrative fee would result in corresponding reductions in the Portfolio’s total expense ratios. In addition, the Board considered that the Adviser had contractually agreed to make payments or waive all or a portion of its management, administrative and other fees so that each Portfolio’s total expense ratios do not exceed certain levels as set forth in its prospectus. In this regard, the Board also noted that each Portfolio’s expense limitation arrangement includes the fees and expenses of the underlying portfolios in which the Portfolio invests and, thus, such fees and expenses would not cause a Portfolio’s annual operating expenses to exceed its expense limitation. The Board also noted that, as a result of these expense limitation arrangements, the actual management fee for each Portfolio (except the AXA Aggressive Strategy, AXA Balanced Strategy, AXA Growth Strategy and AXA Moderate Growth Strategy Portfolios) was lower than the Portfolio’s contractual management fee.

The Board also considered that, after extensive discussions and negotiations with the Adviser, the Adviser had agreed, effective September 1, 2017, (i) to implement revised fee rates and breakpoints in the management fee rate schedule for each of the 1290 VT Energy and 1290 VT Low Volatility Global Equity Portfolios that are expected to lower each Portfolio’s management fee at current or higher asset levels, and (ii) to implement revised fee rates and breakpoints in the administrative fee rate schedule for all of the Portfolios that are expected to lower the Portfolios’ administrative fees at current or higher asset levels.

The Board also considered that, as funds-of-funds that indirectly bear the expenses charged by the underlying portfolios in which they invest, the Portfolios would benefit from any breakpoints in the management and administrative fee rate schedules for the underlying portfolios, in particular the underlying portfolios managed by the Adviser.

Based on its review, the Board determined, with respect to each fund-of-funds Portfolio, that the Adviser’s management fee is fair and reasonable.

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AXA Tactical Manager Portfolios

The Board considered that the contractual management fee for each of the AXA 400 Managed Volatility, AXA 500 Managed Volatility and AXA 2000 Managed Volatility Portfolios was below the median for the Portfolio’s respective Broadridge category. The Board also considered that the total expense ratio for the Class IB shares of each of these Portfolios was at or below the median for the Portfolio’s respective Broadridge category.

The Board considered that the contractual management fee for each of the ATM Large Cap Managed Volatility, ATM Mid Cap Managed Volatility and ATM Small Cap Managed Volatility Portfolios was below the median for the Portfolio’s respective Broadridge category. The Board also considered that the total expense ratio for the Class K shares of the ATM Large Cap Managed Volatility Portfolio was below the median for the Portfolio’s Broadridge category, and the total expense ratio for the Class K shares of each of the ATM Mid Cap Managed Volatility and ATM Small Cap Managed Volatility Portfolios was above (but within five basis points of) the median for the Portfolio’s respective Broadridge category.

The Board considered that the contractual management fee for each of the ATM International Managed Volatility and AXA International Managed Volatility Portfolios was above (but within five basis points of) the median for the Portfolio’s respective Broadridge category. The Board also considered that the total expense ratio for the Class K or Class IB shares (as applicable) of each of these Portfolios was at or below the median for the Portfolio’s respective Broadridge category.

The Board also noted that the funds in each Portfolio’s Broadridge category may or may not employ a tactical volatility management strategy like that employed by the Portfolios.

The Board further considered that the management fee rate schedule for each Portfolio includes breakpoints that reduce the fee rate as a Portfolio’s assets increase above certain levels. The Board also considered that the administrative fee rate schedule for each Portfolio aggregates the assets managed by the Adviser in these Portfolios and in certain other Portfolios of the Trust, which is expected to reduce the likelihood that a Portfolio’s administrative fee would increase in the future if the Portfolio’s assets decline over time, and includes breakpoints that reduce the fee rate as aggregate Portfolio assets increase above certain levels. The Board noted that any such reduction in a Portfolio’s effective management and/or administrative fee would result in corresponding reductions in the Portfolio’s total expense ratios. In addition, the Board considered that the Adviser had contractually agreed to make payments or waive all or a portion of its management, administrative and other fees so that each Portfolio’s total expense ratios do not exceed certain levels as set forth in its prospectus. The Board also noted that, as a result of these expense limitation arrangements, the actual management fee for each Portfolio (except the ATM Large Cap Managed Volatility and AXA International Managed Volatility Portfolios) was lower than the Portfolio’s contractual management fee.

The Board also considered that, after extensive discussions and negotiations with the Adviser, the Adviser had agreed, effective September 1, 2017, (a) to implement revised fee rates and breakpoints in the Portfolios’ management fee rate schedule that are expected to lower each Portfolio’s management fee at current or higher asset levels, and (b) to implement an additional breakpoint in the Portfolios’ administrative fee rate schedule that is expected to lower the Portfolios’ administrative fees at current or higher asset levels.

Based on its review, the Board determined, with respect to each AXA Tactical Manager Portfolio, that the Adviser’s management fee and the Sub-Advisers’ sub-advisory fees are fair and reasonable.

Passive Portfolios

The Board considered that the contractual management fee for each of the 1290 VT Natural Resources, 1290 VT Real Estate, 1290 VT Socially Responsible, EQ/Common Stock Index, EQ/Large Cap Growth Index and EQ/Large Cap Value Index Portfolios was at or below the median for the Portfolio’s respective Broadridge category. The Board also considered that the total expense ratio for the Class IB shares of each of these Portfolios was at or below the median for the Portfolio’s respective Broadridge category.

The Board considered that the contractual management fee for each of the EQ/International Equity Index and EQ/Small Company Index Portfolios was above (but within five basis points of) the median for the Portfolio’s respective Broadridge category. The Board also considered that the total expense ratio for the

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Class IB shares of the EQ/International Equity Index Portfolio was above the median for the Portfolio’s Broadridge category, and the total expense ratio for the Class IB shares of the EQ/Small Company Index Portfolio was at the median for the Portfolio’s Broadridge category.

The Board considered that the contractual management fee for each of the EQ/Core Bond Index, EQ/Equity 500 Index, EQ/Intermediate Government Bond and EQ/Mid Cap Index Portfolios was above the median for the Portfolio’s respective Broadridge category. The Board also considered that the total expense ratio for the Class IB shares of each of these Portfolios was above the median for the Portfolio’s respective Broadridge category.

The Board also took into account that peer groups in which certain Portfolios were placed for comparison purposes include only funds with passive management strategies, whereas peer groups in which other Portfolios were placed for comparison purposes include funds with active management strategies.

The Board further considered that the management fee rate schedule for each Portfolio includes breakpoints that reduce the fee rate as a Portfolio’s assets increase above certain levels. The Board also considered that the administrative fee rate schedule for each Portfolio aggregates the assets managed by the Adviser in these Portfolios and in certain other Portfolios of the Trust, which is expected to reduce the likelihood that a Portfolio’s administrative fee would increase in the future if the Portfolio’s assets decline over time, and includes breakpoints that reduce the fee rate as aggregate Portfolio assets increase above certain levels. The Board noted that any such reduction in a Portfolio’s effective management and/or administrative fee would result in corresponding reductions in the Portfolio’s total expense ratios. In addition, the Board considered that, for each of the 1290 VT Natural Resources, 1290 VT Real Estate, 1290 VT Socially Responsible and EQ/Core Bond Index Portfolios, the Adviser had contractually agreed to make payments or waive all or a portion of its management, administrative and other fees so that each of these Portfolios’ total expense ratios do not exceed certain levels as set forth in its prospectus. The Board also noted that, as a result of these expense limitation arrangements, the actual management fee for each of the 1290 VT Natural Resources and 1290 VT Real Estate Portfolios was lower than the Portfolio’s contractual management fee.

The Board also considered that, after extensive discussions and negotiations with the Adviser, the Adviser had agreed, effective September 1, 2017, (a) to implement revised fee rates and breakpoints in the Portfolios’ management fee rate schedules that are expected to lower each Portfolio’s management fee at current or higher asset levels, and (b) to implement a revised fee rate in the Portfolios’ administrative fee rate schedule that is expected to lower the Portfolios’ administrative fees at current or higher asset levels.

Based on its review, the Board determined, with respect to each passive Portfolio, that the Adviser’s management fee and the Sub-Adviser’s sub-advisory fee are fair and reasonable.

PLUS Portfolios

The Board considered that the contractual management fee for each of the AXA Large Cap Core Managed Volatility, AXA Large Cap Growth Managed Volatility, AXA Large Cap Value Managed Volatility and EQ/Emerging Markets Equity PLUS Portfolios was at or below the median for the Portfolio’s respective Broadridge category. The Board also considered that the total expense ratio for the Class IB shares of each of these Portfolios was below the median for the Portfolio’s respective Broadridge category.

The Board considered that the contractual management fee for each of the AXA International Core Managed Volatility, AXA International Value Managed Volatility, AXA Mid Cap Value Managed Volatility, EQ/Global Bond PLUS and EQ/Quality Bond PLUS Portfolios was above (but, for each of the AXA International Value Managed Volatility, AXA Mid Cap Value Managed Volatility, EQ/Global Bond PLUS and EQ/Quality Bond PLUS Portfolios, within five basis points of) the median for the Portfolio’s respective Broadridge category. The Board also considered that the total expense ratio for the Class IB shares of each of the AXA International Core Managed Volatility, AXA International Value Managed Volatility and AXA Mid Cap Value Managed Volatility Portfolios was below the median for the Portfolio’s respective Broadridge category, and the total expense ratio for the Class IB shares of each of the EQ/Global Bond PLUS and EQ/Quality Bond PLUS Portfolios was above (but within five basis points of) the median for the Portfolio’s respective Broadridge category.

The Board also noted that the funds in each Portfolio’s Broadridge category may or may not employ an investment strategy similar to the Portfolio’s that includes active, passive and ETF components, as well as (in the case of certain equity Portfolios) a tactical volatility management component.

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The Board further considered that the management fee rate schedule for each Portfolio includes breakpoints that reduce the fee rate as a Portfolio’s assets increase above certain levels. The Board also considered that the administrative fee rate schedule for each Portfolio aggregates the assets managed by the Adviser in these Portfolios and in certain other Portfolios of the Trust, which is expected to reduce the likelihood that a Portfolio’s administrative fee would increase in the future if the Portfolio’s assets decline over time, and includes breakpoints that reduce the fee rate as aggregate Portfolio assets increase above certain levels. The Board noted that any such reduction in a Portfolio’s effective management and/or administrative fee would result in corresponding reductions in the Portfolio’s total expense ratios. In addition, the Board considered that the Adviser had contractually agreed to make payments or waive all or a portion of its management, administrative and other fees so that each Portfolio’s total expense ratios do not exceed certain levels as set forth in its prospectus. The Board also noted that, as a result of these expense limitation arrangements, the actual management fee for each Portfolio (except the AXA International Value Managed Volatility and EQ/Quality Bond PLUS Portfolios) was lower than the Portfolio’s contractual management fee.

The Board also considered that, after extensive discussions and negotiations with the Adviser, the Adviser had agreed, effective September 1, 2017, (a) to implement revised fee rates and breakpoints in the management fee rate schedules for each of the AXA International Core Managed Volatility, AXA International Value Managed Volatility, AXA Large Cap Core Managed Volatility, AXA Large Cap Growth Managed Volatility, AXA Large Cap Value Managed Volatility and AXA Mid Cap Value Managed Volatility Portfolios that are expected to lower each Portfolio’s management fee at current or higher asset levels, (b) to implement revised breakpoints in the management fee rate schedules for each of the EQ/Emerging Markets Equity PLUS, EQ/Global Bond PLUS and EQ/Quality Bond PLUS Portfolios that are expected to lower each Portfolio’s management fee at current or higher asset levels, and (c) to implement an additional breakpoint in the Portfolios’ administrative fee rate schedule that is expected to lower the Portfolios’ administrative fees at current or higher asset levels. In addition, with respect to the AXA Large Cap Growth Managed Volatility Portfolio, after considering, among other things, the relative levels of the sub-advisory fee to be paid by the Adviser to T. Rowe and the management fee to be retained by the Adviser, the Board approved, effective September 1, 2017, an amendment to the Sub-Advisory Agreement with T. Rowe that is expected to lower the sub-advisory fee paid by the Adviser to T. Rowe with respect to that Portfolio and two other Portfolios.

Based on its review, the Board determined, with respect to each PLUS Portfolio, that the Adviser’s management fee and the Sub-Advisers’ sub-advisory fees are fair and reasonable.

PACTIVE Portfolios

The Board considered that the contractual management fee for each of the 1290 VT Convertible Securities, AXA/Templeton Global Equity Managed Volatility and AXA Global Equity Managed Volatility Portfolios was above the median for the Portfolio’s respective Broadridge category. The Board also considered that the total expense ratio for the Class IB shares of each of these Portfolios was at or below the median for the Portfolio’s respective Broadridge category.

The Board considered that the contractual management fee for each of the 1290 VT High Yield Bond, 1290 VT Micro Cap, 1290 VT Small Cap Value, AXA/Franklin Balanced Managed Volatility, AXA/Franklin Small Cap Value Managed Volatility, AXA/Morgan Stanley Small Cap Growth and AXA/Mutual Large Cap Equity Managed Volatility Portfolios was above (but, for the AXA/Franklin Balanced Managed Volatility Portfolio, within five basis points of) the median for the Portfolio’s respective Broadridge category. The Board also considered that the total expense ratio for the Class IB shares of each of these Portfolios was above the median for the Portfolio’s respective Broadridge category.

The Board also noted that the funds in each Portfolio’s Broadridge category may or may not employ an investment strategy similar to the Portfolio’s that includes active and passive components, as well as (in the case of certain equity Portfolios) a tactical volatility management component.

The Board further considered that the management fee rate schedule for each Portfolio includes breakpoints that reduce the fee rate as a Portfolio’s assets increase above certain levels. The Board also considered that the administrative fee rate schedule for each Portfolio aggregates the assets managed by the Adviser in these Portfolios and in certain other Portfolios of the Trust, which is expected to reduce the likelihood that a Portfolio’s administrative fee would increase in the future if the Portfolio’s assets decline over time, and includes breakpoints that reduce the fee rate as aggregate Portfolio assets increase above

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certain levels. The Board noted that any such reduction in a Portfolio’s effective management and/or administrative fee would result in corresponding reductions in the Portfolio’s total expense ratios. In addition, the Board considered that, for each Portfolio (except the AXA Global Equity Managed Volatility Portfolio), the Adviser had contractually agreed to make payments or waive all or a portion of its management, administrative and other fees so that each of these Portfolios’ total expense ratios do not exceed certain levels as set forth in its prospectus. In this regard, the Board also noted that 1290 VT Convertible Securities Portfolio’s expense limitation arrangement includes the fees and expenses of the underlying portfolios in which the Portfolio invests and, thus, such fees and expenses would not cause the Portfolio’s annual operating expenses to exceed its expense limitation. The Board also noted that, as a result of these expense limitation arrangements, the actual management fee for each of the 1290 VT Convertible Securities, 1290 VT High Yield Bond, 1290 VT Micro Cap, 1290 VT Small Cap Value, AXA/Franklin Balanced Managed Volatility, AXA/Franklin Small Cap Value Managed Volatility, AXA/Morgan Stanley Small Cap Growth and AXA/Mutual Large Cap Equity Managed Volatility Portfolios was lower than the Portfolio’s contractual management fee.

The Board also considered that, after extensive discussions and negotiations with the Adviser, the Adviser had agreed, effective September 1, 2017, (a) to implement revised breakpoints in the management fee rate schedules for each of the 1290 VT Convertible Securities, 1290 VT High Yield Bond, 1290 VT Micro Cap, 1290 VT Small Cap Value and AXA/Morgan Stanley Small Cap Growth Portfolios that are expected to lower each Portfolio’s management fee at current or higher asset levels, and (b) to implement an additional breakpoint in the Portfolios’ administrative fee rate schedule that is expected to lower the Portfolios’ administrative fees at current or higher asset levels. In addition, with respect to the AXA Global Equity Managed Volatility Portfolio, after considering, among other things, the relative levels of the sub-advisory fee to be paid by the Adviser to Morgan Stanley and the management fee to be retained by the Adviser, the Board approved, effective September 1, 2017, an amendment to the Sub-Advisory Agreement with Morgan Stanley that is expected to lower the sub-advisory fee paid by the Adviser to Morgan Stanley with respect to that Portfolio.

Based on its review, the Board determined, with respect to each PACTIVE Portfolio, that the Adviser’s management fee and the Sub-Advisers’ sub-advisory fees are fair and reasonable.

Multimanager Portfolios

The Board considered that the contractual management fee for each of the Multimanager Aggressive Equity, Multimanager Core Bond, Multimanager Mid Cap Growth, Multimanager Mid Cap Value and Multimanager Technology Portfolios was above (but, for the Multimanager Aggressive Equity Portfolio, within five basis points of) the median for the Portfolio’s respective Broadridge category. The Board also considered that the total expense ratio for the Class IB shares of each of these Portfolios was at (in the case of the Multimanager Technology Portfolio) or above the median for the Portfolio’s respective Broadridge category. The Board noted, however, that the total expense ratio for the Class IB shares of each of the Multimanager Aggressive Equity, Multimanager Mid Cap Growth and Multimanager Mid Cap Value Portfolios was within five basis points of the median for the Portfolio’s respective Broadridge category.

The Board also noted that the funds in each Portfolio’s Broadridge category may or may not employ an investment strategy similar to the Portfolio’s that includes active and index (and, in the case of the Multimanager Technology Portfolio, ETF) components.

The Board further considered that the management fee rate schedule for each Portfolio includes breakpoints that reduce the fee rate as a Portfolio’s assets increase above certain levels. The Board also considered that the administrative fee rate schedule for each Portfolio aggregates the assets managed by the Adviser in these Portfolios and in certain other Portfolios of the Trust, which is expected to reduce the likelihood that a Portfolio’s administrative fee would increase in the future if the Portfolio’s assets decline over time, and includes breakpoints that reduce the fee rate as aggregate Portfolio assets increase above certain levels. The Board noted that any such reduction in a Portfolio’s effective management and/or administrative fee would result in corresponding reductions in the Portfolio’s total expense ratios. In addition, the Board considered that the Adviser had contractually agreed to make payments or waive all or a portion of its management, administrative and other fees so that each Portfolio’s total expense ratios do not exceed certain levels as set forth in the prospectus. The Board noted that, as a result of these expense limitation arrangements, the actual management fee for each Portfolio (except the Multimanager Aggressive Equity Portfolio) was lower than the Portfolio’s contractual management fee.

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The Board also considered that, after extensive discussions and negotiations with the Adviser, the Adviser had agreed, effective September 1, 2017, (a) to implement revised breakpoints in the Portfolios’ management fee rate schedules that are expected to lower each Portfolio’s management fee at current or higher asset levels, and (b) to implement an additional breakpoint in the Portfolios’ administrative fee rate schedule that is expected to lower the Portfolios’ administrative fees at current or higher asset levels. In addition, with respect to the Multimanager Aggressive Equity Portfolio, after considering, among other things, the relative levels of the sub-advisory fee to be paid by the Adviser to T. Rowe and the management fee to be retained by the Adviser, the Board approved, effective September 1, 2017, an amendment to the Sub-Advisory Agreement with T. Rowe that is expected to lower the sub-advisory fee paid by the Adviser to T. Rowe with respect to that Portfolio and two other Portfolios.

Based on its review, the Board determined, with respect to each Multimanager Portfolio, that the Adviser’s management fee is fair and reasonable.

Actively-Managed, Single Sub-Adviser Portfolios

The Board considered that the contractual management fee for each of the 1290 VT SmartBeta Equity and EQ/Invesco Comstock Portfolios was at the median, and for the EQ/JPMorgan Value Opportunities Portfolio was below the median, for the Portfolio’s respective Broadridge category. The Board also considered that the total expense ratio for the Class IB shares of each of these Portfolios was above the median for the Portfolio’s respective Broadridge category. The Board noted, however, that the total expense ratio for the Class IB shares of each of the EQ/Invesco Comstock and EQ/JPMorgan Value Opportunities Portfolios was within five basis points of the median total expense ratio for the Portfolio’s respective Broadridge category.

The Board considered that the contractual management fee for each of the 1290 VT GAMCO Small Company Value, AXA/AB Short Duration Government Bond, AXA/ClearBridge Large Cap Growth, EQ/BlackRock Basic Value Equity and EQ/Capital Guardian Research Portfolios was above (but within five basis points of) the median for the Portfolio’s respective Broadridge category. The Board also considered that the total expense ratio for the Class IB shares of each of these Portfolios (except the 1290 VT GAMCO Small Company Value and EQ/BlackRock Basic Value Equity Portfolios) was at (in the case of the EQ/Capital Guardian Research Portfolio) or above the median for the Portfolio’s respective Broadridge category.

The Board considered that the contractual management fee for each of the 1290 VT DoubleLine Dynamic Allocation, 1290 VT DoubleLine Opportunistic Bond, 1290 VT Equity Income, 1290 VT GAMCO Mergers & Acquisitions, AXA/AB Dynamic Growth, AXA/AB Dynamic Moderate Growth, AXA/AB Small Cap Growth, AXA/Goldman Sachs Strategic Allocation, AXA/Invesco Strategic Allocation, AXA/Janus Enterprise, AXA/Legg Mason Strategic Allocation, AXA/Loomis Sayles Growth, EQ/MFS International Growth, EQ/Money Market, EQ/Oppenheimer Global, EQ/PIMCO Global Real Return, EQ/PIMCO Ultra Short Bond, EQ/T. Rowe Price Growth Stock and EQ/UBS Growth and Income Portfolios was above the median for the Portfolio’s respective Broadridge category. The Board also considered that the total expense ratio for the Class IB shares of each of these Portfolios (except the AXA/AB Dynamic Moderate Growth and AXA/AB Small Cap Growth Portfolios) was above the median for the Portfolio’s respective Broadridge category. The Board noted, however, that the total expense ratio for the Class IB shares of each of the 1290 VT Equity Income, EQ/Money Market and EQ/UBS Growth and Income Portfolios was within five basis points of the median total expense ratio for the Portfolio’s respective Broadridge category.

With respect to each of the AXA/AB Dynamic Growth, AXA/AB Dynamic Moderate Growth, AXA/Goldman Sachs Strategic Allocation, AXA/Invesco Strategic Allocation and AXA/Legg Mason Strategic Allocation Portfolios, the Board also noted that the funds in each Portfolio’s Broadridge category may or may not employ an investment strategy similar to the Portfolio’s that includes a volatility management component.

The Board further considered that the management fee rate schedule for each Portfolio includes breakpoints that reduce the fee rate as a Portfolio’s assets increase above certain levels. The Board also considered that the administrative fee rate schedule for each Portfolio aggregates the assets managed by the Adviser in these Portfolios and in certain other Portfolios of the Trust, which is expected to reduce the likelihood that a Portfolio’s administrative fee would increase in the future if the Portfolio’s assets decline over time, and includes breakpoints that reduce the fee rate as aggregate Portfolio assets increase above certain levels. The Board noted that any such reduction in a Portfolio’s effective management and/or administrative fee would result in corresponding reductions in the Portfolio’s total expense ratios. In addition,

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the Board considered that, for each Portfolio (except the 1290 VT GAMCO Mergers & Acquisitions and EQ/Money Market Portfolios), the Adviser had contractually agreed to make payments or waive all or a portion of its management, administrative and other fees so that each of these Portfolio’s total expense ratios do not exceed certain levels as set forth in its prospectus. The Board noted that, as a result of these expense limitation arrangements, the actual management fee for each of the 1290 VT DoubleLine Dynamic Allocation, 1290 VT DoubleLine Opportunistic Bond, 1290 VT Equity Income, 1290 VT SmartBeta Equity, AXA/AB Dynamic Growth, AXA/Goldman Sachs Strategic Allocation, AXA/Invesco Strategic Allocation, AXA/Legg Mason Strategic Allocation, AXA/Loomis Sayles Growth, EQ/Capital Guardian Research, EQ/Invesco Comstock, EQ/MFS International Growth, EQ/Oppenheimer Global, EQ/PIMCO Global Real Return, EQ/PIMCO Ultra Short Bond, EQ/T. Rowe Price Growth Stock and EQ/UBS Growth and Income Portfolios was lower than the Portfolio’s contractual management fee. The Board also considered that the Adviser had been voluntarily waiving a portion of its management and administrative fees and reimbursing other expenses of the EQ/Money Market Portfolio to seek to ensure that the Portfolio’s yield did not decline below zero.

The Board also considered that, after extensive discussions and negotiations with the Adviser, the Adviser had agreed, effective September 1, 2017, (a) to implement revised fee rates and breakpoints in the management fee rate schedule for the AXA/AB Short Duration Government Bond Portfolio that are expected to lower the Portfolio’s management fee at current or higher asset levels, (b) to implement revised breakpoints in the management fee rate schedule for the AXA/AB Small Cap Growth Portfolio that are expected to lower the Portfolio’s management fee at current or higher asset levels, (c) to implement a revised fee rate in the Portfolios’ administrative fee rate schedule that is expected to lower the Portfolios’ administrative fees at current or higher asset levels, and (d) to implement lower, voluntary expense limitations with respect to the AXA/Goldman Sachs Strategic Allocation, AXA/Invesco Strategic Allocation, AXA/Legg Mason Strategic Allocation and EQ/T. Rowe Price Growth Stock Portfolios. In addition, with respect to the EQ/T. Rowe Price Growth Stock Portfolio, after considering, among other things, the relative levels of the sub-advisory fee to be paid by the Adviser to T. Rowe and the management fee to be retained by the Adviser, the Board approved, effective September 1, 2017, an amendment to the Sub-Advisory Agreement with T. Rowe that is expected to lower the sub-advisory fee paid by the Adviser to T. Rowe with respect to that Portfolio and two other Portfolios. In addition, with respect to the 1290 VT GAMCO Small Company Value Portfolio, after considering, among other things, the relative levels of the sub-advisory fee to be paid by the Adviser to GAMCO and the management fee to be retained by the Adviser, the Board approved, effective September 1, 2017, an amendment to the Sub-Advisory Agreement with GAMCO that is expected to lower the sub-advisory fee paid by the Adviser to GAMCO with respect to that Portfolio.

Based on its review, the Board determined, with respect to each actively-managed, single Sub-Adviser Portfolio, that the Adviser’s management fee and the Sub-Adviser’s sub-advisory fee are fair and reasonable.

Profitability and Costs

The Board also considered the level of profits realized by the Adviser and its affiliates in connection with the operation of each Portfolio. In this respect, the Board reviewed profitability information setting forth the overall profitability of the Trust to the Adviser and its affiliates, as well as the Adviser’s and its affiliates’ profits in providing management and other services to each of the individual Portfolios during the 12-month period ended December 31, 2016, which was the most recent fiscal year for the Adviser.

In reviewing the analysis, attention was given to the methodology followed in allocating costs to each Portfolio, it being recognized that allocation methodologies are inherently subjective and various allocation methodologies may each be reasonable while producing different results. In this respect, the Board noted that, while being continuously refined and reflecting changes in the Adviser’s and its affiliates’ cost accounting and other appropriate adjustments, the cost allocation methodology (which includes the expenses attributable to the services that AXA Equitable Life Insurance Company provides to support the Adviser in its role as investment manager and administrator for the Portfolios) was consistent with that followed in profitability report presentations for the Portfolios made in prior years. The Board also took into account management’s ongoing costs and expenditures in providing and improving services for the Portfolios, as well as the need to meet additional regulatory and compliance requirements resulting from changes in rules and other regulations and to adapt to other challenges impacting the mutual fund industry. In addition, the Board considered information prepared by management and from third party sources comparing the profitability of the Adviser on an overall basis to the profitability of other publicly held asset managers (including asset managers similar to the Adviser).

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In addition, with respect to the sub-advised Portfolios, the Board noted that the Board and the Adviser generally are aware of the fees charged by the Sub-Advisers to other clients (this information having been provided to the Board and the Adviser by the Sub-Advisers in conjunction with the proposed renewal of the Sub-Advisory Agreements) and that the Adviser believes that the fees agreed upon with the Sub-Advisers are reasonable in light of the nature, quality and extent of the investment sub-advisory services provided. The Adviser advised the Board that it does not regard Sub-Adviser profitability as meaningful to its evaluation of the Sub-Advisory Agreements. The Board acknowledged the Adviser’s view of Sub-Adviser profitability, noting the Board’s findings as to the reasonableness of the sub-advisory fees and that the fees paid to the Sub-Advisers are the product of negotiations with the Adviser and reflect levels of profitability acceptable to the Adviser and the Sub-Advisers based on the particular circumstances in each case for each of them. The Board further noted that each Sub-Adviser’s fee is paid by the Adviser and not the sub-advised Portfolio. The Board also noted that, with respect to AllianceBernstein, which is an affiliate of the Adviser, the Adviser provides additional information regarding the entity’s impact on the Adviser’s profitability. The Board also noted that the sub-advisory fees paid by the Adviser to AllianceBernstein, as well as to AXA IM and AXA Rosenberg, which also are affiliates of the Adviser, are considered as possible fall-out benefits.

Based on its consideration of the factors above, the Board determined that the level of profits realized by the Adviser from providing services to each Portfolio was not excessive in view of the nature, quality and extent of the services provided.

Economies of Scale

The Board also considered whether economies of scale or efficiencies are realized by the Adviser as the Portfolios grow larger and the extent to which this is reflected in the level of management and administrative fees charged. While recognizing that any precise determination is inherently subject to assumptions and subjective assessments, the Board considered that any realized economies of scale or efficiencies may be shared with portfolios and their shareholders in a variety of ways, including: (i) breakpoints in the management fee or other fees so that a portfolio’s effective fee rate declines as the portfolio grows in size, (ii) subsidizing a portfolio’s expenses by making payments or waiving all or a portion of the management fee or other fees so that the portfolio’s total expense ratio does not exceed certain levels, (iii) setting the management fee or other fees so that a portfolio is priced to scale, which assumes that the portfolio has sufficient assets from inception to operate at a competitive fee rate without any fee waiver or expense reimbursement from the manager, and (iv) reinvestment in, and enhancements to, the services that the manager and its affiliates provide to a portfolio and its shareholders. The Board noted that the management fee rate schedules for all Portfolios other than the All Asset Growth-Alt 20 and AXA/Franklin Templeton Allocation Managed Volatility Portfolios include breakpoints that reduce the fee rate as Portfolio assets increase above certain levels. In this connection, the Board also considered that, after extensive discussions and negotiations with the Adviser, the Adviser had agreed, effective September 1, 2017, to implement revised fee rates and/or breakpoints in the management fee rate schedules for certain of the Portfolios, as noted above. The Board also noted that the administrative fee rate schedules for all of the Portfolios aggregate the assets managed by the Adviser in a Portfolio and in certain other Portfolios and include breakpoints that reduce the fee rate as aggregate Portfolio assets increase above certain levels. In this connection, the Board also considered that, after extensive discussions and negotiations with the Adviser, the Adviser had agreed, effective September 1, 2017, to implement revised fee rates and/or breakpoints in the administrative fee rate schedules for all of the Portfolios, as noted above. The Board also noted that the Adviser was subsidizing certain Portfolios’ expenses by making payments or waiving all or a portion of its management, administrative and other fees so that the Portfolios’ total expense ratios do not exceed certain contractual levels (or, in the case of certain Portfolios, lower voluntary levels) as set forth in their prospectuses. In this connection, the Board also considered that, after extensive discussions and negotiations with the Adviser, the Adviser had agreed, effective September 1, 2017, to implement lower, voluntary expense limitations for certain of the Portfolios, as noted above. In addition, the Board considered that the Adviser shares any realized economies of scale with the Portfolios in other ways, which may include setting a Portfolio’s fees so that they are priced to scale. The Board considered that the effect of this pricing strategy is that the Adviser could lose money in the early stages of a Portfolio’s operation (and bear the risk that the Portfolio will never become profitable), while shareholders of the Portfolio receive the benefit of economies of scale that the Adviser expects the Portfolio will achieve as it grows. The Board further considered that the Adviser shares any realized economies of scale with the Portfolios through reinvestment in, and enhancements to, the services that the Adviser and its

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affiliates provide to the Portfolios and their shareholders, such as hiring additional personnel and providing additional resources in areas relating to management and administration of the Portfolios. In this regard, the Board also noted that it had approved, and the Adviser had implemented in April 2016, a new securities lending program for the Trust and considered information about the operation of the program since its inception.

In addition, the Board noted that the sub-advisory fee schedules for certain Sub-Advisers aggregate the assets managed by the Sub-Adviser in a Portfolio and in one or more other Portfolios for which the Sub-Adviser serves as investment sub-adviser. The Board also noted that the sub-advisory fee schedules for certain Sub-Advisers include breakpoints that reduce the sub-advisory fee rate as applicable Portfolio assets under the Sub-Adviser’s management increase above certain levels. In this regard, the Board acknowledged that, at some levels, the breakpoints in a sub-advisory fee rate schedule may result in savings to the Adviser and not to investors.

Based on its consideration of the factors above, the Board concluded that there was a reasonable sharing of any realized economies of scale or efficiencies under the management, administrative and sub-advisory fee schedules at the present time.

Fall-Out and Other Benefits
The Board also considered the extent to which fall-out benefits may accrue to the Adviser and its affiliates. In this connection, the Board considered several possible fall-out benefits and other types of benefits, including the following. The Board noted that the Adviser also serves as the administrator for the Portfolios and receives compensation for acting in this capacity. In addition, the Board recognized that AllianceBernstein, AXA IM, and AXA Rosenberg, affiliates of the Adviser, serve as Sub-Advisers to certain of the Portfolios and receive sub-advisory fees that are paid by the Adviser out of the fees that it earns from those Portfolios. The Board also recognized that AXA Distributors, LLC, also an affiliate of the Adviser, serves as the underwriter for the Trust and receives from the Portfolios payments pursuant to Rule 12b-1 plans with respect to their Class IA and Class IB shares to compensate it for providing shareholder services and selling activities, which could lead to growth in the Trust’s assets and corresponding benefits from such growth, including economies of scale. Further, the Board considered that Sanford C. Bernstein & Co., LLC, a registered broker-dealer, is an affiliate of the Adviser and may, from time to time, receive brokerage commissions from the Portfolios in connection with the purchase and sale of portfolio securities; provided, however, that those transactions, among other things, are consistent with seeking best execution. The Board also recognized that the All Asset Growth-Alt 20 Portfolio, the Strategic Allocation Portfolios and the AXA/Franklin Templeton Allocation Managed Volatility Portfolio invest in other (underlying) portfolios managed by the Adviser and advised by Sub-Advisers that may be affiliated with the Adviser and that these underlying portfolios pay management and administrative fees to the Adviser, who may in certain cases pay sub-advisory fees to an affiliated Sub-Adviser, and pay distribution fees to the Adviser’s distribution affiliate. The Board also noted that the Adviser’s affiliated insurance companies, as depositors of the insurance company separate accounts investing in the Portfolios, receive certain significant tax benefits associated with such investments as well as other potential benefits. The Board also considered that the Portfolios are offered as investment options through variable insurance contracts offered and sold by the Adviser’s affiliated insurance companies and that the performance of each Portfolio may impact, positively or negatively, each insurance company’s ability to hedge the risks associated with guarantees that each insurance company may provide as the issuer of such contracts. The Board also noted that the Adviser’s affiliated insurance companies and AXA Distributors, LLC receive compensation, which may include sales charges, separate account fees and charges, and other variable contract fees and charges, from the sale and administration of these variable insurance contracts. The Board also considered that certain Portfolios are subject to certain investment controls that are designed to reduce volatility for investors and that may benefit both investors and the Adviser and its affiliates (including by making it easier for the insurance companies to hedge their risks under the guarantees). Based on its review, the Board determined that any “fall-out” benefits and other types of benefits that may accrue to the Adviser are fair and reasonable.

The Board also considered possible fall-out benefits and other types of benefits that may accrue to a Sub-Adviser, including the following. The Board considered that a Sub-Adviser, through its position as a Sub-Adviser to its respective Portfolio(s), may engage in soft dollar transactions. In addition, the Board considered that a Sub-Adviser may be affiliated with registered broker-dealers who may, from time to time, receive

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brokerage commissions from a Portfolio in connection with the purchase and sale of portfolio securities; provided, however, that those transactions, among other things, are consistent with seeking best execution. The Board also noted that certain Sub-Advisers serve or may serve as investment sub-advisers for other funds advised by the Adviser and receive sub-advisory fees with respect to those funds. The Board also recognized that a Sub-Adviser and its affiliates may sell, and earn sales commissions and/or other compensation with respect to, insurance products issued by the Adviser’s affiliated insurance companies and that the proceeds of those sales may be invested in a Portfolio. The Board also recognized that a Sub-Adviser and its affiliates may sell, and earn sales commissions and/or other compensation with respect to, other investment products issued by the Adviser or its affiliates. In addition, the Board noted that a Sub-Adviser may benefit from greater exposure in the marketplace with respect to the Sub-Adviser’s investment process and from expanding its level of assets under management, and a Sub-Adviser may derive benefits from its association with the Adviser. Based on its review, the Board determined that any “fall-out” benefits and other types of benefits that may accrue to the Sub-Advisers are fair and reasonable.

Appendix A

The Board noted that the following information regarding each Portfolio’s performance relative to a benchmark, a peer group, and/or a VMI for the one-, three-, five- and ten-year periods, as applicable, and since inception periods ended March 31, 2017, supplemented other performance information (including performance based on rolling time periods) provided to the Board throughout the year and in connection with the annual renewal process. The performance results may differ from the performance results for more recent periods. The performance results do not reflect any fees and expenses associated with variable life insurance contracts and variable annuity certificates and contracts, which would reduce the performance results.

EQ Advisors Trust Monthly Investment Performance Summary

For the period ended March 31, 2017

	Annualized
	Inception Date	1 Year	3 Years	5 Years	10 Years	Since Inception

Large Cap Value
AXA Large Cap Value Managed Volatility - A	05/18/2001	17.44	7.74	12.03	3.34	5.23
AXA Large Cap Value Managed Volatility - B	01/01/1998	17.41	7.73	12.02	3.19	5.46
AXA Large Cap Value Managed Volatility - K	08/25/2011	17.73	8.01	12.30		14.11

Lipper Large-Cap Value Funds		19.20	7.58	12.01	5.72	6.40

Russell 1000 Value Index		19.22	8.67	13.13	5.93	7.16

Volatility Managed Index - Large Cap Value		17.21	9.74	13.36	8.59	N/A
EQ/BlackRock Basic Value Equity - A	10/02/2002	17.30	5.84	11.14	5.64	9.25
EQ/BlackRock Basic Value Equity - B	05/01/1997	17.26	5.83	11.13	5.51	8.17
EQ/BlackRock Basic Value Equity - K	08/25/2011	17.54	6.09	11.41		14.07

Lipper Large-Cap Value Funds		19.20	7.58	12.01	5.72	7.14

Russell 1000 Value Index		19.22	8.67	13.13	5.93	8.19
EQ/Boston Advisors Equity Income - A	12/13/2004	18.29	7.08	11.41	5.69	6.72
EQ/Boston Advisors Equity Income - B	12/01/1998	18.41	7.06	11.44	5.58	5.77
EQ/Boston Advisors Equity Income - K	08/25/2011	18.79	7.36	11.73		14.55

Lipper Equity Income Funds		16.44	7.17	11.06	5.92	6.53

Russell 1000 Value Index		19.22	8.67	13.13	5.93	6.87
EQ/Invesco Comstock - A	04/29/2005	21.89	6.31	11.68	5.74	6.68
EQ/Invesco Comstock - B	04/29/2005	21.88	6.31	11.67	5.61	6.52
EQ/Invesco Comstock - K	10/28/2013	22.16	6.57			8.19

1540

	Annualized
	Inception Date	1 Year	3 Years	5 Years	10 Years	Since Inception

Lipper Large-Cap Value Funds		19.20	7.58	12.01	5.72	7.22

Russell 1000 Value Index		19.22	8.67	13.13	5.93	7.62
EQ/JPMorgan Value Opportunities - A	10/02/2002	24.63	11.43	14.41	6.52	9.36
EQ/JPMorgan Value Opportunities - B	05/01/1997	24.57	11.40	14.39	6.38	6.38
EQ/JPMorgan Value Opportunities - K	11/30/2011	24.87	11.68	14.68		16.59

Lipper Large-Cap Value Funds		19.20	7.58	12.01	5.72	7.14

Russell 1000 Value Index		19.22	8.67	13.13	5.93	8.19
EQ/Large Cap Value Index - A	10/03/2005	18.38	7.97	12.31	1.23	1.96
EQ/Large Cap Value Index - B	10/03/2005	18.29	7.95	12.32	1.10	1.82

Lipper Multi-Cap Value Funds		17.43	7.36	12.27	5.68	6.97

Russell 1000 Value Index		19.22	8.67	13.13	5.93	7.24

Large Cap Blend
AXA Large Cap Core Managed Volatility - A	03/25/2002	16.84	9.15	12.07	6.03	6.02
AXA Large Cap Core Managed Volatility - B	01/01/1999	16.84	9.15	12.07	5.88	4.17
AXA Large Cap Core Managed Volatility - K	08/25/2011	17.14	9.42	12.32		14.23

Lipper Large-Cap Core Funds		15.97	8.41	11.98	6.59	5.24

S&P 500 Index		17.17	10.37	13.30	7.51	5.63

Volatility Managed Index - Large Cap Core		16.17	10.58	13.44	9.37	N/A
AXA/Mutual Large Cap Equity Managed Volatility - A	09/15/2006	17.37	7.54	11.11	4.49	5.25
AXA/Mutual Large Cap Equity Managed Volatility - B	09/15/2006	17.39	7.55	11.13	4.38	5.13
AXA/Mutual Large Cap Equity Managed Volatility - K	08/25/2011	17.66	7.81	11.41		12.93

Lipper Large-Cap Core Funds		15.97	8.41	11.98	6.59	7.00

S&P 500 Index		17.17	10.37	13.30	7.51	7.97

Volatility Managed Index - Large Cap Core		16.17	10.58	13.44	9.37	N/A
EQ/Capital Guardian Research - A	03/25/2002	19.48	10.69	13.24	7.46	6.85
EQ/Capital Guardian Research - B	05/01/1999	19.45	10.69	13.23	7.34	6.16
EQ/Capital Guardian Research - K	10/30/2013	19.81	10.98			10.53

Lipper Multi-Cap Growth Funds		15.04	6.65	10.83	7.72	5.03

S&P 500 Index		17.17	10.37	13.30	7.51	5.23
EQ/Common Stock Index - A	01/13/1976	17.02	9.09	12.42	6.05	11.02
EQ/Common Stock Index - B	10/02/1996	17.00	9.09	12.42	5.92	6.98

Lipper Multi-Cap Core Funds		15.44	6.92	11.09	6.46	11.01

Russell 3000 Index		18.07	9.76	13.18	7.54	N/A
EQ/Equity 500 Index - A	03/01/1994	16.44	9.69	12.59	7.01	8.95
EQ/Equity 500 Index - B	05/01/1997	16.40	9.67	12.58	6.87	6.95
EQ/Equity 500 Index - K	08/25/2011	16.71	9.93	12.85		15.56

Lipper S&P 500 Index Funds		16.57	9.81	12.84	7.15	9.10

S&P 500 Index		17.17	10.37	13.30	7.51	9.42
EQ/UBS Growth and Income - B	12/01/1998	23.35	9.51	12.50	6.15	5.48

Lipper Multi-Cap Core Funds		15.44	6.92	11.09	6.46	7.02

Russell 1000 Index		17.43	9.99	13.26	7.58	6.19

1541

	Annualized
	Inception Date	1 Year	3 Years	5 Years	10 Years	Since Inception

Large Cap Growth
1290 VT Socially Responsible - A	10/02/2002	15.85	9.33	12.44	6.48	8.00
1290 VT Socially Responsible - B	09/01/1999	15.83	9.33	12.44	6.35	3.66

Lipper Multi-Cap Core Funds		15.44	6.92	11.09	6.46	6.82

MSCI KLD 400 Social Index		15.42	9.44	13.05	7.64	4.99

Russell 1000 Growth Index		15.76	11.27	13.32	9.13	4.25
AXA Large Cap Growth Managed Volatility - A	11/28/1998	15.66	9.77	12.16	7.90	5.46
AXA Large Cap Growth Managed Volatility - B	05/01/1997	15.68	9.78	12.16	7.77	6.83
AXA Large Cap Growth Managed Volatility - K	08/25/2011	15.99	10.06	12.45		14.66

Lipper Large-Cap Growth Funds		15.84	9.57	11.97	8.10	7.40

Russell 1000 Growth Index		15.76	11.27	13.32	9.13	7.00

Volatility Managed Index - Large Cap Growth		15.48	11.04	13.46	10.22	N/A
AXA/ClearBridge Large Cap Growth - A	10/02/2002	13.42	4.62	9.70	9.16	10.02
AXA/ClearBridge Large Cap Growth - B	01/01/1999	13.40	4.61	9.72	9.03	4.79
AXA/ClearBridge Large Cap Growth - K	08/28/2012	13.70	4.88			11.18

Lipper Multi-Cap Growth Funds		15.04	6.65	10.83	7.72	5.33

Russell 1000 Growth Index		15.76	11.27	13.32	9.13	4.61
AXA/Loomis Sayles Growth - A	12/13/2004	17.88	12.47	12.74	9.02	8.57
AXA/Loomis Sayles Growth - B	12/01/1998	17.79	12.46	12.72	8.88	5.45
AXA/Loomis Sayles Growth - K	02/06/2015	17.98				12.93

Lipper Large-Cap Growth Funds		15.84	9.57	11.97	8.10	6.00

Russell 3000 Growth Index		16.27	10.90	13.22	9.04	5.13
EQ/Large Cap Growth Index - A	05/01/1999	14.91	10.45	12.55	9.35	3.78
EQ/Large Cap Growth Index - B	05/01/1999	14.95	10.43	12.55	9.22	3.60
EQ/Large Cap Growth Index - K	08/25/2011	15.21	10.73	12.84		15.76

Lipper Large-Cap Growth Funds		15.84	9.57	11.97	8.10	5.03

Russell 1000 Growth Index		15.76	11.27	13.32	9.13	4.33
EQ/T. Rowe Price Growth Stock - A	05/16/2007	18.84	10.89	13.17		7.84
EQ/T. Rowe Price Growth Stock - B	08/01/1988	18.82	10.88	13.17	8.47	9.16
EQ/T. Rowe Price Growth Stock - K	11/30/2011	19.12	11.16	13.45		16.12

Lipper Large-Cap Growth Funds		15.84	9.57	11.97	8.10	9.69

Russell 1000 Growth Index		15.76	11.27	13.32	9.13	10.00
Multimanager Aggressive Equity - A	01/27/1986	15.90	8.92	11.87	6.33	9.09
Multimanager Aggressive Equity - B	10/02/1996	15.91	8.92	11.87	6.20	3.40
Multimanager Aggressive Equity - K	08/25/2011	16.18	9.09	12.09		14.40

Lipper Multi-Cap Growth Funds		15.04	6.65	10.83	7.72	9.57

Russell 3000 Growth Index		16.27	10.90	13.22	9.04	9.84

1542

	Annualized
	Inception Date	1 Year	3 Years	5 Years	10 Years	Since Inception
Small/Mid Cap Value
AXA Mid Cap Value Managed Volatility - A	11/24/1998	18.52	7.77	12.68	5.88	7.32
AXA Mid Cap Value Managed Volatility - B	05/01/1997	18.54	7.76	12.68	5.74	6.77
AXA Mid Cap Value Managed Volatility - K	11/30/2011	18.89	8.04	12.95		14.93

Lipper Mid-Cap Value Funds		19.03	7.82	12.67	6.49	9.16

Russell Midcap Value Index		19.82	8.94	14.07	7.47	10.60

Volatility Managed Index - Mid Cap Value		18.64	9.25	13.51	9.58	N/A
AXA/Franklin Small Cap Value Managed Volatility - A	09/15/2006	23.74	5.86	11.41	5.10	6.01
AXA/Franklin Small Cap Value Managed Volatility - B	09/15/2006	23.71	5.87	11.40	4.98	5.88
AXA/Franklin Small Cap Value Managed Volatility - K	08/25/2011	24.04	6.12	11.68		14.01

Lipper Small-Cap Core Funds		24.08	6.91	12.09	6.93	7.70

Russell 2000 Value Index		29.37	7.62	12.54	6.09	6.73

Volatility Managed Index - Small Cap Value		26.05	7.34	12.31	7.49	N/A
AXA/Horizon Small Cap Value - B	04/18/2014	23.67				4.79
AXA/Horizon Small Cap Value - K	04/18/2014	23.99				5.03

Lipper Small-Cap Core Funds		24.08				8.24

Russell 2000 Value Index		29.37				8.40
AXA/Pacific Global Small Cap Value - B	04/18/2014	22.77				(2.24)
AXA/Pacific Global Small Cap Value - K	04/18/2014	23.08				(2.03)

Lipper Small-Cap Value Funds		22.78				7.46

Russell 2000 Value Index		29.37				8.40
EQ/GAMCO Small Company Value - A	07/13/2007	22.19	6.72	12.73		9.34
EQ/GAMCO Small Company Value - B	08/01/1988	22.20	6.72	12.73	10.19	12.86
EQ/GAMCO Small Company Value - K	08/25/2011	22.51	6.99	13.01		15.46

Lipper Small-Cap Core Funds		24.08	6.91	12.09	6.93	8.99

Russell 2000 Value Index		29.37	7.62	12.54	6.09	10.85
Multimanager Mid Cap Value - A	12/31/2001	18.91	5.34	11.07	6.15	7.16
Multimanager Mid Cap Value - B	12/31/2001	18.90	5.34	11.06	6.02	6.98
Multimanager Mid Cap Value - K	08/25/2011	19.12	5.58	11.33		12.25

Lipper Mid-Cap Core Funds		18.86	7.46	12.10	7.31	8.68

Russell 2500 Value Index		23.13	7.55	12.92	6.79	9.68

Small/Mid Cap Blend
AXA/Lord Abbett Micro Cap - B	04/18/2014	28.31				5.67
AXA/Lord Abbett Micro Cap - K	04/18/2014	28.57				5.83

Lipper Small-Cap Growth Funds		22.68				7.90

Russell Microcap Index		27.77				6.57
EQ/Mid Cap Index - A	03/25/2002	20.05	8.58	12.53	6.07	7.90
EQ/Mid Cap Index - B	09/01/2000	20.09	8.59	12.51	5.94	5.99
EQ/Mid Cap Index - K	08/25/2011	20.43	8.88	12.81		15.55

Lipper Mid-Cap Core Funds		18.86	7.46	12.10	7.31	8.31

S&P MidCap 400 Index		20.92	9.36	13.32	8.96	8.61

1543

	Annualized
	Inception Date	1 Year	3 Years	5 Years	10 Years	Since Inception
EQ/Small Company Index - A	03/25/2002	25.11	6.97	11.84	6.75	8.14
EQ/Small Company Index - B	01/01/1998	25.21	6.97	11.85	6.62	7.10
EQ/Small Company Index - K	08/25/2011	25.43	7.22	12.12		15.12

Lipper Small-Cap Core Funds		24.08	6.91	12.09	6.93	8.16

Russell 2000 Index		26.22	7.22	12.35	7.12	7.59

Small/Mid Cap Growth
AXA/AB Small Cap Growth - A	05/01/1997	22.67	5.83	10.90	8.10	8.14
AXA/AB Small Cap Growth - B	05/01/1997	22.67	5.84	10.90	7.97	7.95
AXA/AB Small Cap Growth - K	08/25/2011	22.96	6.12	11.19		14.84

Lipper Small-Cap Growth Funds		22.68	5.78	10.84	7.58	8.25

Russell 2000 Growth Index		23.03	6.72	12.10	8.06	7.21
AXA/Janus Enterprise - A	04/29/2005	12.25	(1.13)	4.45	5.86	7.98
AXA/Janus Enterprise - B	04/29/2005	12.27	(1.11)	4.45	5.74	7.83
AXA/Janus Enterprise - K	11/30/2011	12.53	(0.87)	4.71		6.73

Lipper Multi-Cap Growth Funds		15.04	6.65	10.83	7.72	8.77

Russell Midcap Growth Index		14.07	7.88	11.95	8.13	9.61
AXA/Morgan Stanley Small Cap Growth - B	04/18/2014	20.70				4.04
AXA/Morgan Stanley Small Cap Growth - K	04/18/2014	21.00				4.21

Lipper Small-Cap Growth Funds		22.68				7.90

Russell 2000 Growth Index		23.03				8.37
Multimanager Mid Cap Growth - A	12/31/2001	19.56	5.18	10.67	6.91	5.90
Multimanager Mid Cap Growth - B	12/31/2001	19.40	5.17	10.66	6.78	5.73
Multimanager Mid Cap Growth - K	08/25/2011	19.67	5.41	10.92		13.26

Lipper Mid-Cap Growth Funds		15.89	6.62	10.85	7.42	7.17

Russell 2500 Growth Index		19.77	7.23	12.17	8.47	8.33

Specialty
AXA Natural Resources - B	02/08/2013	18.27	(6.98)			(3.75)
AXA Natural Resources - K	02/08/2013	18.57	(6.78)			(3.52)

Lipper Natural Resources Funds		20.49	(6.94)			(2.87)

MSCI World Commodity Producers (Net) Index		18.67	(6.43)			(3.47)
AXA Real Estate - B	02/08/2013	0.92	5.34			4.48
AXA Real Estate - K	02/08/2013	1.16	5.58			4.74

Lipper Global Real Estate Funds		(0.50)	4.49			4.31

FTSE EPRA/NAREIT Developed Index		1.86	6.18			5.83
EQ/Convertible Securities - B	10/28/2013	16.42	4.92			6.26
EQ/Convertible Securities - K	10/28/2013	16.74	5.18			6.54

Lipper Specialty/Miscellaneous Funds		12.24	6.50			6.90

BofA Merrill Lynch All U.S. Convertibles Index		18.12	5.77			7.49
EQ/Energy ETF - B	10/28/2013	14.40	(10.34)			(8.06)
EQ/Energy ETF - K	10/28/2013	14.50	(10.15)			(7.85)

1544

	Annualized
	Inception Date	1 Year	3 Years	5 Years	10 Years	Since Inception

Lipper Natural Resources Funds		20.49	(6.94)			(5.30)

Energy Select Sector Index		15.90	(5.27)			(3.59)

S&P 500 Index		17.17	10.37			11.29
EQ/GAMCO Mergers and Acquisitions - A	06/08/2007	7.16	4.18	5.16		3.89
EQ/GAMCO Mergers and Acquisitions - B	05/01/2003	7.20	4.20	5.17	4.07	5.47
EQ/GAMCO Mergers and Acquisitions - K	08/25/2011	7.36	4.44	5.42		5.73

Lipper Specialty/Miscellaneous Funds		12.24	6.50	8.90	6.14	8.20

S&P 500 Index		17.17	10.37	13.30	7.51	9.27

S&P Long Only Merger Arbitrage Index		1.87	3.05	3.86	3.59	N/A
Multimanager Technology - A	12/31/2001	23.98	13.43	13.92	9.84	7.34
Multimanager Technology - B	12/31/2001	23.96	13.44	13.92	9.70	7.17
Multimanager Technology - K	08/28/2012	24.31	13.71			16.29

Lipper Science & Technology Funds		24.24	12.87	13.31	9.47	6.39

S&P North American Technology Sector Index		26.74	16.54	15.91	11.69	7.89

Russell 1000 Index		17.43	9.99	13.26	7.58	7.29

International/Global Stocks
AXA Global Equity Managed Volatility - A	10/02/2002	13.51	3.71	7.19	3.31	12.47
AXA Global Equity Managed Volatility - B	08/20/1997	13.61	3.72	7.20	3.20	5.78
AXA Global Equity Managed Volatility - K	08/25/2011	13.86	3.98	7.45		8.36

Lipper Global Multi-Cap Core Funds		12.92	4.31	8.13	3.99	5.30

MSCI ACWI (Net) Index		15.04	5.08	8.37	4.00	N/A
40% EuroSTOXX50 / 25% FTSE 100 / 25% TOPIX / 10% S&P ASX 200		12.90	0.55	5.83	0.94	N/A

Volatility Managed Index - Global Blend		12.67	5.09	9.35	5.75	N/A

Volatility Managed Index - Global Proxy Blend		13.48	5.34	9.56	6.03	N/A
AXA International Core Managed Volatility - A	03/25/2002	10.43	(1.23)	3.67	0.09	4.33
AXA International Core Managed Volatility - B	05/01/1999	10.42	(1.26)	3.67	(0.03)	2.88
AXA International Core Managed Volatility - K	08/25/2011	10.68	(0.99)	3.95		4.26

Lipper International Multi-Cap Core Funds		10.95	0.14	5.02	0.52	3.70

MSCI EAFE Index		11.67	0.50	5.83	1.05	3.60
40% EuroSTOXX50 / 25% FTSE 100 / 25% TOPIX / 10% S&P ASX 200		12.90	0.55	5.83	0.94	N/A

Volatility Managed Index - International		9.03	(0.28)	5.23	2.08	N/A

Volatility Managed Index - International Proxy		10.60	0.19	5.62	2.60	N/A
AXA International Value Managed Volatility - A	03/25/2002	10.17	(1.07)	4.21	(0.12)	4.10
AXA International Value Managed Volatility - B	05/01/1997	10.26	(1.05)	4.23	(0.24)	4.90
AXA International Value Managed Volatility - K	08/25/2011	10.51	(0.82)	4.47		5.03

Lipper International Large-Cap Core Funds		9.70	(1.21)	4.34	0.70	4.73

MSCI EAFE Index		11.67	0.50	5.83	1.05	4.61
40% EuroSTOXX50 / 25% FTSE 100 / 25% TOPIX / 10% S&P ASX 200		12.90	0.55	5.83	0.94	N/A

Volatility Managed Index - International Proxy		10.60	0.19	5.62	2.60	N/A

1545

	Annualized
	Inception Date	1 Year	3 Years	5 Years	10 Years	Since Inception
AXA SmartBeta Equity - B	10/28/2013	10.10	6.39			6.87
AXA SmartBeta Equity - K	10/28/2013	10.38	6.66			7.12

Lipper Global Large-Cap Core		12.96	5.39			6.35

MSCI World (Net) Index		14.77	5.52			6.26
AXA/Templeton Global Equity Managed Volatility - A	09/15/2006	13.87	2.50	8.41	2.66	3.39
AXA/Templeton Global Equity Managed Volatility - B	09/15/2006	13.96	2.52	8.43	2.54	3.26
AXA/Templeton Global Equity Managed Volatility - K	08/25/2011	14.15	2.78	8.71		9.99

Lipper Global Large-Cap Value Funds		15.82	4.15	8.32	2.40	3.23

MSCI World (Net) Index		14.77	5.52	9.37	4.21	5.18
40% EuroSTOXX50 / 25% FTSE 100 / 25% TOPIX / 10% S&P ASX 200		12.90	0.55	5.83	0.94	2.25

Volatility Managed Index - Global Blend		12.67	5.09	9.35	5.75	N/A

Volatility Managed Index - Global Proxy Blend		13.48	5.34	9.56	6.03	N/A
EQ/Emerging Markets Equity PLUS - B	02/08/2013	16.67	(0.59)			(1.90)
EQ/Emerging Markets Equity PLUS - K	02/08/2013	17.09	(0.33)			(1.64)

Lipper Emerging Markets Funds		17.86	1.02			0.33

MSCI Emerging Markets (Gross Div) Index		17.65	1.55			0.31
EQ/International Equity Index - A	04/03/1995	12.46	(0.20)	5.11	(1.17)	3.29
EQ/International Equity Index - B	05/01/1997	12.35	(0.21)	5.12	(1.29)	2.44
EQ/International Equity Index - K	08/25/2011	12.61	0.06	5.38		6.21

Lipper International Large-Cap Core Funds		9.70	(1.21)	4.34	0.70	6.61

MSCI EAFE Index		11.67	0.50	5.83	1.05	4.81
40% EuroSTOXX50 / 25% FTSE 100 / 25% TOPIX / 10% S&P ASX 200		12.90	0.55	5.83	0.94	N/A
EQ/Low Volatility Global ETF - B	10/28/2013	9.23	6.93			6.63
EQ/Low Volatility Global ETF - K	10/28/2013	9.52	7.21			6.89

Lipper Global Multi-Cap Core Funds		12.92	4.31			5.33

MSCI ACWI Minimum Volatility (Net) Index		7.35	8.47			7.88

MSCI ACWI (Net) Index		15.04	5.08			5.60
EQ/MFS International Growth - A	09/26/2008	8.53	1.81	4.46		5.53
EQ/MFS International Growth - B	11/18/1994	8.51	1.81	4.45	2.97	4.84
EQ/MFS International Growth - K	08/25/2011	8.80	2.07	4.72		6.61

Lipper International Multi-Cap Growth Funds		9.25	1.16	5.34	1.88	5.79

MSCI ACWI ex. USA Growth (Net) Index		9.63	1.55	4.84	1.97	N/A
EQ/Oppenheimer Global - A	08/31/2006	17.47	4.68	9.16	4.85	5.66
EQ/Oppenheimer Global - B	08/31/2006	17.47	4.68	9.16	4.73	5.52

Lipper Global Large-Cap Growth		15.13	5.61	9.39	5.78	6.53

MSCI ACWI (Net) Index		15.04	5.08	8.37	4.00	4.99

1546

	Annualized
	Inception Date	1 Year	3 Years	5 Years	10 Years	Since Inception

Investment Grade Bonds
AXA/AB Short Duration Government Bond - B	05/20/2013	(0.01)	(0.24)			(0.37)
AXA/AB Short Duration Government Bond - K	05/20/2013	0.24	0.01			(0.14)

Lipper Short Inv. Grade Debt Funds		1.14	0.53			0.45

BofA Merrill Lynch 1-year U.S. Treasury Note Index		0.56	0.39			0.36
AXA/DoubleLine Opportunistic Core Plus Bond - B	04/30/2015	3.32				1.84
AXA/DoubleLine Opportunistic Core Plus Bond - K	04/30/2015	3.48				2.07

Lipper Core Plus Bond Funds		2.69				1.76

Bloomberg Barclays U.S. Aggregate Bond Index		0.44				1.44
EQ/Core Bond Index - A	03/25/2002	(0.26)	1.34	1.17	1.29	2.54
EQ/Core Bond Index - B	01/01/1998	(0.15)	1.34	1.19	1.17	3.23
EQ/Core Bond Index - K	08/25/2011	0.00	1.56	1.43		1.50

Lipper Core Bond Funds		1.24	2.52	2.46	4.00	4.76

Bloomberg Barclays Intermediate U.S. Government/Credit Index		0.42	2.01	1.88	3.76	4.64
EQ/Global Bond PLUS - A	10/03/2005	(2.10)	(0.62)	0.02	2.91	2.70
EQ/Global Bond PLUS - B	10/03/2005	(2.11)	(0.62)	0.04	2.79	2.56
EQ/Global Bond PLUS - K	08/25/2011	(1.82)	(0.37)	0.28		0.15

Lipper Global Income Funds		3.56	0.93	1.47	4.47	4.62

Bloomberg Barclays Global Aggregate Index		(1.89)	(0.39)	0.38	3.34	3.55
EQ/Intermediate Government Bond - A	04/01/1991	(1.04)	0.74	0.51	1.91	4.25
EQ/Intermediate Government Bond - B	05/01/1997	(1.05)	0.74	0.51	1.79	3.30
EQ/Intermediate Government Bond - K	08/25/2011	(0.70)	0.99	0.79		0.76

Lipper General U.S. Government Funds		(1.07)	1.95	1.51	3.57	5.29

Bloomberg Barclays Intermediate U.S. Government Index		(0.67)	1.55	1.23	3.32	5.08
EQ/PIMCO Global Real Return - B	02/08/2013	7.21	4.58			2.39
EQ/PIMCO Global Real Return - K	02/08/2013	7.49	4.83			2.65

Lipper Inflation Protected Bond Funds		2.51	1.73			(0.20)

Bloomberg Barclays World Government Inflation-linked Bond Index		6.60	5.32			2.97
EQ/PIMCO Ultra Short Bond - A	03/30/2007	2.78	0.70	0.60	1.75	1.75
EQ/PIMCO Ultra Short Bond - B	01/24/2002	2.88	0.70	0.62	1.64	2.48
EQ/PIMCO Ultra Short Bond - K	08/25/2011	3.14	0.95	0.87		0.90

Lipper Short Inv. Grade Debt Funds		1.14	0.53	0.63	1.52	2.08

BofA Merrill Lynch 3-Month U.S. Treasury Bill Index		0.36	0.17	0.14	0.68	1.32
EQ/Quality Bond PLUS - A	10/01/1993	(0.55)	1.31	1.03	1.58	3.80
EQ/Quality Bond PLUS - B	07/08/1998	(0.44)	1.35	1.03	1.47	3.06
EQ/Quality Bond PLUS - K	04/17/2014	(0.30)				1.55

Lipper Core Plus Bond Funds		2.69	2.72	3.00	4.30	4.96

Bloomberg Barclays Intermediate U.S. Government Index		(0.67)	1.55	1.23	3.32	4.49

1547

	Annualized
	Inception Date	1 Year	3 Years	5 Years	10 Years	Since Inception
Multimanager Core Bond - A	12/31/2001	1.11	1.98	1.81	3.90	4.12
Multimanager Core Bond - B	12/31/2001	1.10	1.98	1.81	3.78	3.95
Multimanager Core Bond - K	08/25/2011	1.35	2.23	2.06		2.27

Lipper Core Bond Funds		1.24	2.52	2.46	4.00	4.49

Bloomberg Barclays Intermediate U.S. Government/Credit Index		0.42	2.01	1.88	3.76	4.06

High Yield
EQ/High Yield Bond - B	02/08/2013	11.88	3.27			4.51
EQ/High Yield Bond - K	02/08/2013	12.06	3.47			4.75

Lipper High Yield Funds		13.03	3.44			4.34

BofA Merrill Lynch High Yield Master II Index		16.88	4.62			5.62

Money Market**
EQ/Money Market - A	07/13/1981	0.02	0.01	0.00	0.64	4.36
EQ/Money Market - B	10/02/1996	0.02	0.01	0.00	0.56	2.04

Lipper Money Market Funds		0.08	0.03	0.03	0.64	4.09

BofA Merrill Lynch 3-Month U.S. Treasury Bill Index		0.36	0.17	0.14	0.68	4.51

AXA Tactical Manager Portfolios
AXA 2000 Managed Volatility - B	10/29/2009	25.40	6.45	11.46		11.90
AXA 2000 Managed Volatility - K	08/25/2011	25.73	6.71	11.74		13.57

Lipper Small-Cap Core Funds		24.08	6.91	12.09		14.28

Russell 2000 Index		26.22	7.22	12.35		14.01

Volatility Managed Index - Small Cap Core		24.48	7.12	12.21		N/A
AXA 400 Managed Volatility - B	10/29/2009	19.87	8.36	12.13		12.68
AXA 400 Managed Volatility - K	08/25/2011	20.12	8.62	12.40		14.12

Lipper Mid-Cap Core Funds		18.86	7.46	12.10		13.91

S&P MidCap 400 Index		20.92	9.36	13.32		15.09

Volatility Managed Index - Mid Cap Core		19.17	9.45	13.13		N/A
AXA 500 Managed Volatility - B	10/29/2009	16.15	9.35	12.20		11.61
AXA 500 Managed Volatility - K	08/25/2011	16.44	9.62	12.47		14.28

Lipper Large-Cap Core Funds		15.97	8.41	11.98		12.69

S&P 500 Index		17.17	10.37	13.30		13.71

Volatility Managed Index - Large Cap Core		16.17	10.58	13.44		N/A
AXA International Managed Volatility - B	10/29/2009	10.24	(0.83)	4.58		2.85
AXA International Managed Volatility - K	08/25/2011	10.56	(0.58)	4.85		5.11

Lipper International Multi-Cap Core Funds		10.95	0.14	5.02		4.81

MSCI EAFE Index		11.67	0.50	5.83		4.90
40% EuroSTOXX50 / 25% FTSE 100 / 25% TOPIX / 10% S&P ASX 200		12.90	0.55	5.83		4.44

1548

	Annualized
	Inception Date	1 Year	3 Years	5 Years	10 Years	Since Inception

Volatility Managed Index - International		9.03	(0.28)	5.23		N/A

Volatility Managed Index - International Proxy		10.60	0.19	5.62		N/A
ATM International Managed Volatility - K	08/25/2011	10.07	(0.60)	4.84		4.84

Lipper International Multi-Cap Core Funds		10.95	0.14	5.02		5.09

MSCI EAFE Index		11.67	0.50	5.83		6.72
40% EuroSTOXX50 / 25% FTSE 100 / 25% TOPIX / 10% S&P ASX 200		12.90	0.55	5.83		N/A

Volatility Managed Index - International II		7.70	(0.68)	4.92		N/A

Volatility Managed Index - International Proxy II		9.19	(0.29)	5.24		N/A
ATM Large Cap Managed Volatility - K	08/25/2011	16.45	9.56	12.43		13.98

Lipper Large-Cap Core Funds		15.97	8.41	11.98		12.64

S&P 500 Index		17.17	10.37	13.30		16.03

Volatility Managed Index - Large Cap Core II		15.67	10.68	13.50		N/A
ATM Mid Cap Managed Volatility - K	08/25/2011	20.19	8.53	12.38		13.79

Lipper Mid-Cap Core Funds		18.86	7.46	12.10		13.76

S&P MidCap 400 Index		20.92	9.36	13.32		16.06

Volatility Managed Index - Mid Cap Core II		18.29	9.48	13.03		N/A
ATM Small Cap Managed Volatility - K	08/25/2011	25.59	6.79	11.84		13.32

Lipper Small-Cap Core Funds		24.08	6.91	12.09		13.84

Russell 2000 Index		26.22	7.22	12.35		15.35

Volatility Managed Index - Small Cap Core II		23.61	7.06	12.13		N/A

Asset Allocation Portfolios
All Asset Moderate Growth - Alt 15 - B	08/29/2012	9.91	3.03			5.37
All Asset Moderate Growth - Alt 15 - K	08/29/2012	10.28	3.28			5.65

Lipper Alternative Other Funds		8.53	2.35			4.85

All Asset Moderate Growth - Alt 15 Index		8.06	4.45			6.60
All Asset Growth - Alt 20 - A	10/29/2009	11.80	3.46	5.69		7.05
All Asset Growth - Alt 20 - B	08/01/1988	11.83	3.46	5.70	3.75	8.72
All Asset Growth - Alt 20 - K	08/28/2012	12.10	3.71			6.68

Lipper Alternative Other Funds		8.53	2.35	4.76	4.11	5.95

All Asset Growth - Alt 20 Index		9.73	4.62	6.90	4.74	N/A
All Asset Aggressive - Alt 25 - B	08/29/2012	13.34	3.63			7.43
All Asset Aggressive - Alt 25 - K	08/29/2012	13.63	3.89			7.69

Lipper Alternative Other Funds		8.53	2.35			4.85

All Asset Aggressive - Alt 25 Index		11.48	5.10			8.52
All Asset Aggressive - Alt 50 - B	10/28/2013	11.93	2.44			2.54

Lipper Alternative Other Funds		8.53	2.35			2.79

All Asset Aggressive - Alt 50 Index		8.35	4.92			5.14

1549

	Annualized
	Inception Date	1 Year	3 Years	5 Years	10 Years	Since Inception
All Asset Aggressive - Alt 75 - B	10/28/2013	9.53	0.81			0.83

Lipper Alternative Other Funds		8.53	2.35			2.79

All Asset Aggressive - Alt 75 Index		4.70	3.94			3.92
AXA Ultra Conservative Strategy - B	09/28/2011	0.65	1.20	1.41		1.57

Lipper Mixed-Asset Target Allocation Conservative Funds		6.31	3.18	4.58		5.72
90% Bloomberg Barclays Intermediate U.S. Govt / 1.5% MSCI EAFE / 1.5% S&P 400 / 5.5% S&P 500 / 1.5% Russell 2000		1.12	2.27	2.33		2.58
AXA Conservative Strategy - B	04/30/2009	2.68	1.98	2.59		3.97

Lipper Mixed-Asset Target Allocation Conservative Funds		6.31	3.18	4.58		7.25
66% Bloomberg Barclays Intermediate U.S. Govt / 3% MSCI EAFE / 3% S&P 400 / 11% S&P 500 / 3% Russell 2000 / 14% BofA ML 3-Mo U.S. T Bill		3.09	2.79	3.27		4.49
AXA Conservative Growth Strategy - B	04/30/2009	6.11	3.27	4.64		6.18

Lipper Mixed-Asset Target Allocation Conservative Funds		6.31	3.18	4.58		7.25
50% Bloomberg Barclays Intermediate U.S. Govt / 7% MSCI EAFE / 7% S&P 400 / 19% S&P 500 / 7% Russell 2000 / 10% BofA ML 3-Mo U.S. T Bill		6.82	4.11	5.43		7.11
AXA Balanced Strategy - A	09/11/2009	7.89	3.88	5.63		5.98
AXA Balanced Strategy - B	04/30/2009	7.88	3.87	5.63		7.12

Lipper Mixed-Asset Target Allocation Moderate Funds		9.07	4.24	6.64		9.47
42% Bloomberg Barclays Intermediate U.S. Govt / 8% MSCI EAFE / 8% S&P 400 / 26% S&P 500 / 8% Russell 2000 / 8% BofA ML 3-Mo U.S. T Bill		8.65	4.88	6.58		8.45
AXA Moderate Growth Strategy - B	04/30/2009	9.68	4.51	6.65		8.45

Lipper Mixed-Asset Target Allocation Moderate Funds		9.07	4.24	6.64		9.47
33% Bloomberg Barclays Intermediate U.S. Govt / 10% MSCI EAFE / 10% S&P 400 / 30% S&P 500 / 10% Russell 2000 / 7% BofA ML 3-Mo U.S. T Bill		10.59	5.50	7.64		9.72
AXA Growth Strategy - A	09/11/2009	11.49	5.14	7.67		7.72
AXA Growth Strategy - B	04/30/2009	11.49	5.14	7.67		9.27

Lipper Mixed-Asset Target Allocation Growth Funds		11.09	4.89	7.91		10.92
25% Bloomberg Barclays Intermediate U.S. Govt / 12% MSCI EAFE / 12% S&P 400 / 34% S&P 500 / 12% Russell 2000 / 5% BofA ML 3-Mo U.S. T Bill		12.54	6.13	8.71		11.00
AXA Aggressive Strategy - B	04/12/2012	13.31	5.75			9.20

Lipper Mixed-Asset Target Allocation Aggressive Growth Funds		14.94	5.32			9.02
17% Bloomberg Barclays Intermediate U.S. Govt / 13% MSCI EAFE / 13% S&P 400 / 41% S&P 500 / 13% Russell 2000 / 3% BofA ML 3-Mo U.S. T Bill		14.44	6.88			10.24

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	Annualized
	Inception Date	1 Year	3 Years	5 Years	10 Years	Since Inception
AXA/AB Dynamic Moderate Growth - B	02/18/2011	7.77	3.61	5.74		5.03

Lipper Alternative Other Funds		8.53	2.35	4.76		4.46
40% Bloomberg Barclays Intermediate U.S. Govt Index / 18% MSCI EAFE Index / 4% S&P MidCap 400 Index / 34% S&P 500 Index / 4% Russell 2000 Index		9.36	5.04	7.18		6.52
AXA/AB Dynamic Growth - B	04/30/2015	8.92				2.21

Lipper Flexible Portfolio Funds		8.94				1.87
30% Bloomberg Barclays Intermediate U.S. Govt Index / 21% MSCI EAFE Index / 4% S&P MidCap 400 Index / 41% S&P 500 Index / 4% Russell 2000 Index		11.02				4.64
AXA/Franklin Balanced Managed Volatility - A	09/15/2006	11.39	4.37	7.08	4.09	4.59
AXA/Franklin Balanced Managed Volatility - B	09/15/2006	11.28	4.37	7.08	3.97	4.45
AXA/Franklin Balanced Managed Volatility - K	08/25/2011	11.57	4.64	7.34		8.14

Lipper Mixed-Asset Target Allocation Moderate Funds		9.07	4.24	6.64	4.99	5.41
50% VMI - LCC / 50% Bloomberg Barclays Intmd U.S. Govt/Credit Index		8.11	6.37	7.66	6.78	N/A
AXA/Franklin Templeton Allocation Managed Volatility - A	04/30/2007	14.08	4.70	8.76		3.44
AXA/Franklin Templeton Allocation Managed Volatility - B	04/30/2007	13.97	4.67	8.74		3.31

Lipper Mixed-Asset Target Allocation Growth Funds		11.09	4.89	7.91		5.11
50% VMI - LCC / 50% Bloomberg Barclays Intermediate U.S. Government/Credit Index		12.23	7.31	10.11		N/A
AXA/Goldman Sachs Strategic Allocation - B	04/30/2015	8.04				3.05

Lipper Mixed-Asset Target Allocation Moderate Funds		9.07				2.99
40% Bloomberg Barclays Intermediate U.S. Government Index / 60% MSCI World (Net) Index		8.40				3.05
AXA/Invesco Strategic Allocation - B	04/30/2015	5.28				1.36

Lipper Flexible Portfolio Funds		8.94				1.87
50 Bloomberg Barclays Intermediate U.S. Govt Index / 20% MSCI EAFE Index / 3.5% S&P MidCap 400 Index / 23% S&P 500 Index / 3.5% Russell 2000 Index		7.41				3.14
AXA/Legg Mason Strategic Allocation - B	02/19/2016	6.16				9.40
AXA/Legg Mason Strategic Allocation - K	02/19/2016	6.39				9.62

Lipper Mixed-Asset Target Allocation Moderate Funds		9.07				12.48
45% Bloomberg Barclays U.S. Treasury 3-7 Year Index / 26.5% MSCI EAFE Index / 7.5% S&P MidCap 400 Index / 17% S&P 500 Index / 4% Russell 2000 Index		8.04				11.45

1551

EQ ADVISORS TRUST

DISCLOSURE REGARDING ADVISORY CONTRACT APPROVALS

APPROVALS OF INVESTMENT SUB-ADVISORY AGREEMENTS (UNAUDITED)

At a meeting held on December 12-13, 2017, the Board of Trustees (the “Board”) of EQ Advisors Trust (the “Trust”), including those Trustees who are not parties to any Sub-Advisory Agreement (as defined below) or “interested persons” (as that term is defined in the Investment Company Act of 1940, as amended) of such parties or the Trust (the “Independent Trustees”), considered and unanimously approved the Investment Sub-Advisory Agreements (each, a “Sub-Advisory Agreement”) between AXA Equitable Funds Management Group, LLC (“FMG LLC” or the “Adviser”), which serves as the Trust’s investment manager, and each investment sub-adviser (each, a “Sub-Adviser”) as shown in the table below with respect to the Portfolios listed.

Portfolio	Sub-Advisory Agreement Approved by the Trust’s Board with respect to the Portfolio
AXA/Templeton Global Equity Managed Volatility Portfolio	Sub-Advisory Agreement with Templeton Global Advisors Limited (“Templeton Global”)

1290 VT Equity Income Portfolio (formerly EQ/Boston Advisors Equity Income Portfolio)	Sub-Advisory Agreement with Barrow, Hanley, Mewhinney & Strauss LLC (“Barrow Hanley”)

Templeton Global became the sub-adviser to the active allocated portion (the “Templeton Portion”) of the AXA/Templeton Global Equity Managed Volatility Portfolio effective on or about January 1, 2018, in connection with the scheduled retirement of the former lead portfolio manager for the Templeton Portion, who was a principal of Templeton Investment Counsel, LLC (“Templeton Investment”), the former sub-adviser to the Templeton Portion, and the appointment of a new lead portfolio manager for the Templeton Portion, who is a principal of Templeton Global, an affiliate of Templeton Investment. The Board noted that Templeton Investment and Templeton Global are both affiliates of Templeton Resources, Inc., and that other affiliates of Templeton Resources, Inc. currently serve as sub-advisers for other mutual funds, including other portfolios of the Trust, advised by the Adviser. The Board noted that it had most recently approved the investment sub-advisory agreements with Templeton Investment and these other affiliates of Templeton Resources, Inc. at a meeting held on July 18-20, 2017.

Barrow Hanley became the sub-adviser to the 1290 VT Equity Income Portfolio effective on or about January 26, 2018, in connection with the replacement of the former sub-adviser to the Portfolio. The Board noted the Adviser’s familiarity with Barrow Hanley, as Barrow Hanley currently sub-advises another, separate equity mandate for a private investment trust for which the Adviser serves as investment manager.

In reaching its decision to approve each Sub-Advisory Agreement, the Board considered the overall fairness of the Sub-Advisory Agreement and whether the Sub-Advisory Agreement was in the best interests of the affected Portfolio and its investors. The Board further considered all factors it deemed relevant with respect to each Portfolio and Sub-Advisory Agreement, including: (1) the nature, quality and extent of the overall services to be provided to the Portfolio by the relevant proposed Sub-Adviser; (2) comparative performance information; (3) the level of the proposed sub-advisory fee; (4) economies of scale that may be realized by the Portfolio; and (5) “fall out” benefits that may accrue to the relevant proposed Sub-Adviser and its affiliates (i.e., indirect benefits that the Sub-Adviser would not receive but for the existence of the Portfolio). In considering each Sub-Advisory Agreement, the Board did not identify any single factor or information as all-important or controlling, and each Trustee may have attributed different weight to each factor.

In connection with its deliberations, the Board took into account information prepared by the Adviser and the proposed Sub-Advisers, including memoranda and other materials addressing the factors set out above, which were provided to the Trustees prior to the meeting. The information provided to the Trustees described, among other things, the services to be provided by each proposed Sub-Adviser, as well as each proposed Sub-Adviser’s investment personnel, proposed sub-advisory fee, performance information, and other matters. The Board also took into account information provided to the Trustees at prior Board meetings. During the relevant meeting, the Trustees met with senior representatives of the Adviser to discuss

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the Sub-Advisory Agreements and the information provided. The Independent Trustees met in executive session during the meeting to review the information provided. The Independent Trustees were assisted by independent counsel prior to and during the meeting and during their deliberations regarding the Sub-Advisory Agreements and also received from counsel materials addressing, among other things, the legal standards applicable to their consideration of the Sub-Advisory Agreements. Although the Board approved the Sub-Advisory Agreements for both of the Portfolios at the same Board meeting, the Board considered each Portfolio separately. In approving the relevant Sub-Advisory Agreement with respect to each Portfolio, each Trustee, including the Independent Trustees, on the basis of their business judgment after review of all information, determined that the proposed sub-advisory fee was fair and reasonable and that the approval of the Sub-Advisory Agreement was in the best interests of the affected Portfolio and its investors. Although the Board gave attention to all information provided, the following discusses some of the primary factors that the Board deemed relevant to its decision to approve the Sub-Advisory Agreements.

Nature, Quality and Extent of Services

The Board evaluated the nature, quality and extent of the overall services to be provided to each Portfolio and its investors by the relevant proposed Sub-Adviser. In addition to the investment performance information discussed below, the Board considered each proposed Sub-Adviser’s responsibilities with respect to the Portfolio (or the allocated portion thereof) that it would sub-advise pursuant to the Sub-Advisory Agreement, and each proposed Sub-Adviser’s experience in serving as an investment adviser or sub-adviser for funds and/or accounts similar to the Portfolio that it would sub-advise. The Board considered that each proposed Sub-Adviser, subject to the oversight of the Adviser, would be responsible for making investment decisions with respect to the Portfolio (or the allocated portion thereof) that it would sub-advise; placing with brokers or dealers orders for the purchase and sale of investments for the Portfolio (or the allocated portion thereof) that it would sub-advise; and performing certain related administrative functions. The Board also reviewed information regarding each proposed Sub-Adviser’s process for selecting investments for the Portfolio (or the allocated portion thereof) that it would sub-advise, as well as information regarding the qualifications and experience of the proposed Sub-Adviser’s portfolio managers who would provide services to the Portfolio that it would sub-advise. In this regard, with respect to the AXA/Templeton Global Equity Managed Volatility Portfolio, the Board noted that the terms of the proposed Sub-Advisory Agreement with Templeton Global are similar to the terms of the previous investment sub-advisory agreement with Templeton Investment. The Board also noted that it is expected that the overall services to be provided by Templeton Global under the proposed Sub-Advisory Agreement will not change from the overall services provided by Templeton Investment under the previous investment sub-advisory agreement and that the investment strategies, philosophy and approach employed with respect to the AXA/Templeton Global Equity Managed Volatility Portfolio will not change. The Board also considered information regarding each proposed Sub-Adviser’s procedures for executing portfolio transactions for the Portfolio (or the allocated portion thereof) that it would sub-advise and each proposed Sub-Adviser’s policies and procedures for selecting brokers and dealers and obtaining research from those brokers and dealers. In addition, the Board received information regarding each proposed Sub-Adviser’s trading experience and how each proposed Sub-Adviser would seek to achieve “best execution” on behalf of the Portfolio (or the allocated portion thereof) that it would sub-advise. With respect to the AXA/Templeton Global Equity Managed Volatility Portfolio, the Board’s conclusion regarding the nature, quality and extent of the overall services to be provided by Templeton Global also was based, in part, on the Trustees’ experience and familiarity with affiliates of Templeton Resources, Inc. serving as sub-advisers for other mutual funds, including other portfolios of the Trust, advised by the Adviser and on periodic reports provided to the Trustees regarding the services provided by affiliates of Templeton Resources, Inc. to those other mutual funds.

The Board also considered the Portfolios’ Chief Compliance Officer’s evaluation of Barrow Hanley’s compliance program, policies and procedures, and certification that they were consistent with applicable legal standards. The Board also factored into its review its familiarity with Templeton Resources, Inc.’s compliance program, policies and procedures, noting that it had considered the Portfolios’ Chief Compliance Officer’s evaluation of the same compliance program, policies and procedures in connection with its approval of the investment sub-advisory agreements with Templeton Investment and the other affiliates of Templeton Resources, Inc. The Board also considered whether there were any pending lawsuits, enforcement proceedings or regulatory investigations involving the proposed Sub-Advisers and reviewed information regarding the proposed Sub-Advisers’ financial condition and history of operations and potential conflicts of interest in managing the Portfolios.

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The Board also received and reviewed performance data relating to each proposed Sub-Adviser’s management of other funds and/or accounts with a similar investment strategy as the Portfolio (or the allocated portion thereof) that it would sub-advise, as compared to an appropriate peer group and benchmark. The Board generally considered long-term performance to be more important than short-term performance. The Board also considered each proposed Sub-Adviser’s expertise, resources, proposed investment strategy, and personnel for advising the Portfolio (or the allocated portion thereof) that it would sub-advise.

Based on its review, the Board determined, with respect to each Portfolio, that the nature, quality and extent of the overall services to be provided by the relevant proposed Sub-Adviser were appropriate for the Portfolio in light of its investment objective and, thus, supported a decision to approve the relevant Sub-Advisory Agreement.

Expenses

The Board considered the proposed sub-advisory fee for the relevant proposed Sub-Adviser with respect to each Portfolio (or allocated portion thereof) in light of the nature, quality and extent of the overall services to be provided by the proposed Sub-Adviser. In this regard, with respect to the AXA/Templeton Global Equity Managed Volatility Portfolio, the Board noted that the sub-advisory fee that Templeton Global would receive under the proposed Sub-Advisory Agreement would be based on the same fee schedule in effect under the previous Sub-Advisory Agreement with Templeton Investment. Also, with respect to the 1290 VT Equity Income Portfolio, the Board noted that the sub-advisory fee to be payable to Barrow Hanley under the proposed Sub-Advisory Agreement is expected to be lower than the sub-advisory fee paid to the former sub-adviser under the previous Sub-Advisory Agreement. In addition, the Board considered the relative levels of the sub-advisory fee to be paid to the relevant proposed Sub-Adviser with respect to each Portfolio and the management fee to be retained by the Adviser in light of, among other factors, the services provided to the Portfolio by the Adviser and the relevant proposed Sub-Adviser. The Board also considered the proposed sub-advisory fees in light of the fees that the proposed Sub-Advisers charge under other advisory agreements with other clients. The Board noted that the management fees paid by the Portfolios to the Adviser would not change as a result of the approval of the Sub-Advisory Agreements.

The Board further noted that the Adviser, and not a Portfolio, would pay the relevant proposed Sub-Adviser and that each proposed sub-advisory fee was negotiated between the relevant proposed Sub-Adviser and the Adviser. Moreover, the Board noted that the Adviser generally is aware of the fees charged by sub-advisers to other clients and that the Adviser believes that the fee agreed upon with each proposed Sub-Adviser is reasonable in light of the nature, quality and extent of the investment advisory services to be provided. Based on its review, the Board determined, with respect to each Portfolio, that the proposed sub-advisory fee for the relevant proposed Sub-Adviser is fair and reasonable.

Profitability and Costs

The Board also considered, with respect to each Portfolio, the estimated impact of the proposed sub-advisory fee on the profitability of the Adviser. In this regard, the Board noted that the appointment of Barrow Hanley is expected to have a positive impact on the Adviser’s profitability at the 1290 VT Equity Income Portfolio’s current asset levels. The Adviser advised the Board that it does not regard Sub-Adviser profitability as meaningful to its evaluation of the Sub-Advisory Agreements. The Board acknowledged the Adviser’s view of Sub-Adviser profitability, noting the Board’s findings as to the reasonableness of the sub-advisory fees and that the fees to be paid to the proposed Sub-Advisers are the product of negotiations with the Adviser and reflect levels of profitability acceptable to the Adviser and the proposed Sub-Advisers based on the particular circumstances in each case for each of them.

Economies of Scale

The Board also considered whether economies of scale would be realized as a Portfolio grows larger and the extent to which this is reflected in the proposed sub-advisory fee schedule with respect to the Portfolio. While recognizing that any precise determination is inherently subject to assumptions and subjective assessments, the Board noted that the proposed sub-advisory fee rate schedule for each of the Portfolios includes breakpoints that would reduce the sub-advisory fee rate as Portfolio assets under the proposed Sub-Adviser’s management increase above certain levels. In this regard, the Board acknowledged that, at some levels, the breakpoints in a sub-advisory fee rate schedule may result in savings to the Adviser and not to

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investors. The Board also noted that the sub-advisory fee rate schedule for Templeton Global aggregates the assets managed by Templeton Global in the AXA/Templeton Global Equity Managed Volatility Portfolio with the assets managed by affiliates of Templeton Resources, Inc. in the other mutual funds, including the other portfolios of the Trust, advised by the Adviser for which such affiliates currently serve as sub-advisers. The Board also noted that, because Barrow Hanley currently sub-advises another, separate equity mandate for a private investment trust for which the Adviser serves as investment manager, the Adviser is eligible for a “preferred” sub-advisory fee rate schedule with respect to the 1290 VT Equity Income Portfolio that is lower than the “standard” sub-advisory fee rate schedule that would apply if the Adviser were to use only one Barrow Hanley equity mandate. The Board considered these factors, and the relationship they bear to the fee structures charged to the Portfolios by the Adviser, and concluded that there would be a reasonable sharing of benefits from any economies of scale with the Portfolios.

Fall-Out Benefits

The Board also considered possible fall-out benefits and other types of benefits that may accrue to a proposed Sub-Adviser, including the following. The Board considered that a proposed Sub-Adviser, through its position as a Sub-Adviser to a Portfolio, may engage in “soft dollar” transactions. The Board also noted that affiliates of Templeton Resources, Inc. currently serve as sub-advisers for other mutual funds, including other portfolios of the Trust, advised by the Adviser and receive sub-advisory fees with respect to those other mutual funds. The Board also recognized that a proposed Sub-Adviser and its affiliates may sell, and earn sales commissions and/or other compensation with respect to, insurance products issued by the Adviser’s affiliated insurance companies and that the proceeds of those sales may be invested in the Portfolios. The Board also recognized that a proposed Sub-Adviser and its affiliates may sell, and earn sales commissions and/or other compensation with respect to, other investment products issued by the Adviser or its affiliates. In addition, the Board noted that a proposed Sub-Adviser may benefit from greater exposure in the marketplace with respect to the proposed Sub-Adviser’s investment process and from expanding its level of assets under management, and a proposed Sub-Adviser may derive benefits from its association with the Adviser and other sub-advisers to the Portfolios. Based on its review, the Board determined that any fall-out benefits and other types of benefits that may accrue to the proposed Sub-Advisers are fair and reasonable.

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Federal Income Tax Information (Unaudited)

For the year ended December 31, 2017, the percentage of dividends paid that qualify for the 70% dividends received deductions for corporate shareholders, foreign taxes which are expected to be passed through to shareholders for foreign tax credits, gross income derived from sources within foreign countries, and long-term capital gain dividends for the purpose of the dividend paid deduction on its Federal income tax return were as follows:

Portfolios:	70% Dividend Received Deduction	Foreign Taxes	Foreign Source Income	Long Term Capital Gain
All Asset Growth-Alt 20	31.49%	$105,208	$1,319,837	$6,461,703
AXA Ultra Conservative Strategy	9.33	3,380	47,478	622,077
AXA Conservative Strategy	25.63	39,245	551,273	8,237,543
AXA Conservative Growth Strategy	45.05	153,179	2,151,725	14,387,794
AXA Balanced Strategy	54.70	436,368	6,129,719	33,897,805
AXA Moderate Growth Strategy	60.94	1,073,942	15,085,821	82,347,341
AXA Growth Strategy	65.14	861,606	12,103,098	39,686,294
AXA Aggressive Strategy	73.08	669,209	9,400,480	27,864,467
AXA/Franklin Templeton Allocation Managed Volatility	70.31	409,584	5,148,147	21,423,331
1290 VT Energy	68.54	163	1,624	—
1290 VT Low Volatility Global Equity	19.86	6,624	88,391	9,307
1290 VT Multi-Alternative Strategies	17.86	57	5,042	—
1290 VT Convertible Securities	16.79	—	—	324,159
1290 VT DoubleLine Dynamic Allocation	100.00	—	—	1,853,448
1290 VT DoubleLine Opportunistic Bond	0.00	—	—	—
1290 VT Equity Income	100.00	—	—	45,254,806
1290 VT GAMCO Mergers & Acquisitions	26.78	—	—	6,109,347
1290 VT GAMCO Small Company Value	100.00	—	—	231,682,546
1290 VT High Yield Bond	0.00	—	—	—
1290 VT Micro Cap	36.07	—	—	8,863,172
1290 VT Natural Resources	43.69	20,315	352,197	—
1290 VT Real Estate	0.07	—	—	19,987
1290 VT Small Cap Value	24.46	—	—	10,343,184
1290 VT SmartBeta Equity	53.78	—	—	359,887
1290 VT Socially Responsible	100.00	—	—	20,038,032
AXA Global Equity Managed Volatility	55.75	2,176,977	27,723,000	—
AXA International Core Managed Volatility	0.01	2,455,332	31,518,365	—
AXA International Value Managed Volatility	4.70	1,441,547	20,830,627	—
AXA Large Cap Core Managed Volatility	64.64	—	—	141,595,600
AXA Large Cap Growth Managed Volatility	48.89	—	—	307,057,790
AXA Large Cap Value Managed Volatility	100.00	—	—	—
AXA Mid Cap Value Managed Volatility	39.57	—	—	100,572,286
AXA/AB Dynamic Aggressive Growth	0.00	—	—	—
AXA/AB Dynamic Growth	36.23	—	—	3,466,864
AXA/AB Dynamic Moderate Growth	47.24	—	—	13,945,040
AXA/AB Short Duration Government Bond	0.00	—	—	—
AXA/AB Small Cap Growth	35.95	—	—	145,269,925
AXA/ClearBridge Large Cap Growth	61.78	—	—	38,002,193
AXA/Franklin Balanced Managed Volatility	40.30	—	—	—
AXA/Franklin Small Cap Value Managed Volatility	83.62	—	—	24,423,415
AXA/Goldman Sachs Strategic Allocation	0.00	—	—	12,363,749
AXA/Invesco Strategic Allocation	30.06	—	—	4,724,481
AXA/Janus Enterprise	31.24	—	—	78,661,566
AXA/JPMorgan Strategic Allocation	0.00	—	—	—
AXA/Legg Mason Strategic Allocation	0.00	—	—	—

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Portfolios:	70% Dividend Received Deduction	Foreign Taxes	Foreign Source Income	Long Term Capital Gain
AXA/Loomis Sayles Growth	0.00%	$—	$—	$16,998,430
AXA/Morgan Stanley Small Cap Growth	8.55	—	—	18,365,295
AXA/Mutual Large Cap Equity Managed Volatility	87.46	—	—	31,760,138
AXA/Templeton Global Equity Managed Volatility	49.48	792,768	9,964,474	—
AXA 500 Managed Volatility	100.00	—	—	117,904,692
AXA 400 Managed Volatility	64.01	—	—	47,845,383
AXA 2000 Managed Volatility	40.80	—	—	143,693,825
AXA International Managed Volatility	0.00	3,430,967	48,195,283	5,809,587
ATM International Managed Volatility	0.00	2,709,467	37,778,052	—
ATM Large Cap Managed Volatility	83.15	—	—	170,705,170
ATM Mid Cap Managed Volatility	60.31	—	—	17,859,222
ATM Small Cap Managed Volatility	40.67	—	—	58,470,619
EQ/BlackRock Basic Value Equity	100.00	—	—	—
EQ/Capital Guardian Research	100.00	—	—	22,376,961
EQ/Common Stock Index	100.00	—	—	—
EQ/Core Bond Index	0.00	—	—	—
EQ/Emerging Markets Equity PLUS	0.00	—	—	473,837
EQ/Equity 500 Index	100.00	—	—	42,369,293
EQ/Global Bond PLUS	0.00	—	—	—
EQ/Intermediate Government Bond	0.00	—	—	4,504,492
EQ/International Equity Index	0.04	4,033,196	41,658,951	—
EQ/Invesco Comstock	99.07	—	—	—
EQ/JPMorgan Value Opportunities	20.89	—	—	24,935,370
EQ/Large Cap Growth Index	100.00	—	—	50,347,452
EQ/Large Cap Value Index	72.32	—	—	14,079,992
EQ/MFS International Growth	0.09	2,829,684	30,852,277	48,215,401
EQ/Mid Cap Index	100.00	—	—	167,878,858
EQ/Money Market	0.00	—	—	—
EQ/Oppenheimer Global	79.79	189,625	2,097,198	—
EQ/PIMCO Global Real Return	0.00	—	—	—
EQ/PIMCO Ultra Short Bond	0.00	—	—	—
EQ/Quality Bond PLUS	0.00	—	—	—
EQ/Small Company Index	54.85	—	—	82,111,860
EQ/T. Rowe Price Growth Stock	79.13	—	—	95,829,372
EQ/UBS Growth and Income	82.81	—	—	4,201,781
Multimanager Aggressive Equity	100.00	—	—	—
Multimanager Core Bond	0.00	—	—	—
Multimanager Mid Cap Growth	29.74	—	—	10,960,970
Multimanager Mid Cap Value	100.00	—	—	—
Multimanager Technology	39.26	—	—	69,187,603

1557

MANAGEMENT OF THE TRUST (UNAUDITED)

The Trust’s Board is responsible for the overall management of the Trust and the Portfolios, including general supervision and review of the Portfolios’ investment activities and their conformity with federal and state law as well as the stated policies of the Portfolios. The Board elects the officers of the Trust who are responsible for administering the Trust’s day-to-day operations. The Trustees of the Trust are identified in the table below along with information as to their principal business occupations held during the last five years and certain other information are shown below.

The Trustees

Name, Address and Year of Birth	Position(s) Held With Fund	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee†	Other Directorships Held by Trustee During Past 5 Years
Interested Trustees
Steven M. Joenk* 1290 Avenue of the Americas New York, NY 10104 (1958)	Trustee, President and Chief Executive Officer	Trustee from September 2004 to present; Chief Executive Officer from December 2002 to present; President from December 2002 to present; Chairman of the Board from September 2004 through September 2017	From May 2011 to present, Chairman of the Board, Chief Executive Officer and President, FMG LLC; from April 2017 to present, Senior Vice President and Chief Investment Officer of AXA Financial Inc.; from April 2017 to present, Managing Director and Chief Investment Officer and from September 1999 to present, Managing Director, AXA Equitable; from September 2004 to April 2011, President, AXA Equitable’s Funds Management Group unit; from July 2004 to October 2013, Senior Vice President, MONY Life Insurance Company; from April 2017 to present, Senior Vice President and Chief Investment Officer, MONY Financial Services, Inc.; from April 2017 to present, Senior Vice President and Chief Investment Officer, and from July 2004 to April 2017, Senior Vice President, MONY Life Insurance Company of America; from April 2017 to present, Senior Vice President and Chief Investment Officer, PlanConnect LLC; from July 2004 to present, Director, MONY Capital Management, Inc., Director and President, 1740 Advisers, Inc.;	121	None.

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Name, Address and Year of Birth	Position(s) Held With Fund	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee†	Other Directorships Held by Trustee During Past 5 Years
Interested Trustees (Continued)
			from July 2004 to January 2011, Director, Chairman of the Board and President, MONY Asset Management, Inc. and Enterprise Capital Management; from January 2005 to January 2011, Director, MONY Financial Resources of Americas Limited; and from November 2005 to present, Director, MONY International Holdings, LLC.
Independent Trustees
Mark A. Barnard c/o EQ Advisors Trust 1290 Avenue of the Americas New York, NY 10104 (1949)	Trustee	From April 2017 to present	From 1995 to 1998, Manager of Private Investments, from 1998 to 2001, Director of Private Investments, and from 2001 to 2016, Managing Director — Private Investments, Howard Hughes Medical Institute; from 1985 to 1992, Assistant Director of Real Estate, and from 1992 to 1995, Associate Director of Real Estate, Massachusetts Institute of Technology.	121	None.
Thomas W. Brock c/o EQ Advisors Trust 1290 Avenue of the Americas New York, NY 10104 (1947)	Trustee	From January 2016 to present	From June 2016 to May 2017, Director, President and Chief Executive Officer, and from January 2016 to June 2016, Director and interim President and Chief Executive Officer, Silver Bay Realty Trust Corp.; from 2006 to 2012, Chief Executive Officer and Co-Founder of Stone Harbor Investment Partners.	121	From December 2012 to January, 2016, Lead Independent Director, Audit Committee Member and Compensation Committee Chair, Silver Bay Realty Trust Corp.; from 2016 to present, Chair, and from 2005 to present, Director and Audit Committee Member, Liberty All-Star Funds (2 funds); and from 2006 to 2012, Director, Stone Harbor Investment Funds (5 funds).

1559

Name, Address and Year of Birth	Position(s) Held With Fund	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee†	Other Directorships Held by Trustee During Past 5 Years
Independent Trustees (Continued)
Donald E. Foley c/o EQ Advisors Trust 1290 Avenue of the Americas New York, NY 10104 (1951)	Trustee	From January 2014 to present	From 2010 to 2011, Chairman of the Board and Chief Executive Officer, Wilmington Trust Corporation; from 1996 to 2010, Senior Vice President, Treasurer and Director of Tax, ITT Corporation; from 1989 to 1996, Assistant Treasurer, International Paper Company.	121

From 2011 to 2012, Director,

and from 2012 to 2016, Advisory Committee Member, M&T Corporation; from 2007 to 2011, Director and member of the Audit Committee and Compensation Committee, Wilmington Trust Corporation; from 2008 to 2010, Advisory Board member, Northern Trust Company and Goldman Sachs Management Groups; from 2015 to present, Director, BioSig Technologies, Inc.; and from 2015 to present, Director, Wilmington Funds.

Christopher P.A. Komisarjevsky c/o EQ Advisors Trust 1290 Avenue of the Americas New York, NY 10104 (1945)	Trustee	From March 1997 to present	From 2006 to 2008, Senior Counselor for APCO Worldwide® (global communications consulting) and a member of its International Advisory Council; from 1998 to 2005, President and Chief Executive Officer, Burson-Marsteller Worldwide (public relations); from 1996 to 1998, President and Chief Executive Officer of Burson-Marsteller U.S.A.	121	None.
H. Thomas McMeekin c/o EQ Advisors Trust 1290 Avenue of the Americas New York, NY 10104 (1953)	Trustee	From January 2014 to present	From 2015 to present, CEO of Blue Key Services, LLC; from 2000 to present, Managing Partner and Founder of Griffin Investments, LLC; from 2009 to 2012 Chief Investment Officer, AIG Life & Retirement and United Guaranty Corporation and Senior Managing Director of AIG Asset Management.	121	From 2015 to present, Director, Blue Key Services, LLC; from 2012 to present, Director Achaean Financial Group; from 2011 to 2012, Director US Life Insurance Company in the City of New York.

1560

Name, Address and Year of Birth	Position(s) Held With Fund	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee†	Other Directorships Held by Trustee During Past 5 Years
Independent Trustees (Continued)
Gloria D. Reeg c/o EQ Advisors Trust 1290 Avenue of the Americas New York, New York 10104 (1951)	Trustee	From April 2017 to present	From 2007 to 2016, Chief Investment Officer and Senior Vice President, New York-Presbyterian Hospital; from 2005 to 2007, Trustee and Treasurer, Casey Family Programs (foundation); from 2002 to 2004, Global Head of Fixed Income and Executive Director, Principal Global Investors (asset management firm); 1992 to 2000, Managing Director — Global Consulting, Russell Investment Group.	121	None.
Gary S. Schpero c/o EQ Advisors Trust 1290 Avenue of the Americas New York, NY 10104 (1953)	Chairman of the Board	From May 2000 to present, Independent Trustee; from September 2011 through September 2017, Lead Independent Trustee; and from October 1, 2017 to present, Chairman of the Board.	Prior to January 1, 2000, Partner of Simpson Thacher & Bartlett (law firm) and Managing Partner of the Investment Management and Investment Company Practice Group.	121	From May 2012 to present, Trustee, Blackstone/GSO Senior Floating Rate Term Fund and Blackstone/GSO Long-Short Credit Income Fund; from October 2012 to present, Trustee, Blackstone/GSO Strategic Credit Fund and Blackstone/GSO Floating Rate Enhanced Income Fund.
Kenneth L. Walker c/o EQ Advisors Trust 1290 Avenue of the Americas New York, NY 10104 (1952)	Trustee	From January 2012 to present	From May 2002 to January 2016, Partner, and from January 2016 to present, employee, The Capital Management Corporation (investment advisory firm).	121	None.

1561

Name, Address and Year of Birth	Position(s) Held With Fund	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee†	Other Directorships Held by Trustee During Past 5 Years
Independent Trustees (Continued)
Caroline L. Williams c/o EQ Advisors Trust 1290 Avenue of the Americas New York, NY 10104 (1946)	Trustee	From January 2012 to present	From July 2010 to December 2012, Executive Vice President, from May 2005 to December 2007, Consultant and from May 2001 to May 2005, Chief Financial and Investment Officer, Nathan Cummings Foundation (non-profit organization); from 1988 to 1992, Managing Direct or, from 1982 to 1988, Senior Vice President, from 1978 to 1982, Vice President and from 1971 to 1976, Associate, Donaldson, Lufkin & Jenrette Securities Corporation (investment bank); from 1997 to 2009, Director, Hearst-Argyle Television.	121	None.

*	Affiliated with the Manager and/or Distributor
**	Each Trustee serves during the lifetime of the Trust until he or she dies, resigns, is declared bankrupt or incompetent by a court of appropriate jurisdiction, or is removed, or, if sooner, until the next meeting of shareholders called for the purpose of electing Trustees and until the election and qualification of his or her successor. The Board has adopted a policy that currently provides that each Independent Trustee shall retire from the Board as of the last day of the calendar year in which he or she attains the age of 75 years.
†	The registered investment companies in the fund complex include the Trust, AXA Premier VIP Trust, and 1290 Funds.

Additional information about the Trustees is available in the Portfolios’ Statement of Additional Information, which can be obtained, without charge, by calling 1-877-222-2144.

1562

The Trust’s Officers

No officer of the Trust receives any compensation paid by the Trust. Each officer of the Trust is an employee of AXA Equitable, AXA Advisors, LLC (“AXA Advisors”) or AXA Distributors, LLC (“AXA Distributors”). The Trust’s principal officers are:

Name, Address and Year of Birth	Position(s) Held With Fund*	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years
Steven M. Joenk 1290 Avenue of the Americas, New York, New York 10104 (1958)	Trustee, President and Chief Executive Officer	Trustee from September 2004 to present; Chief Executive Officer from December 2002 to present; President from December 2002 to present; and Chairman of the Board from September 2004 through September 2017.	From May 2011 to present, Chairman of the Board, Chief Executive Officer and President, FMG LLC; from April 2017 to present, Senior Vice President and Chief Investment Officer of AXA Financial, Inc.; from April 2017 to present, Managing Director and Chief Investment Officer and from September 1999 to present, Managing Director, AXA Equitable; from September 2004 to April 2011, President, AXA Equitable’s Funds Management Group unit; from July 2004 to October 2013, Senior Vice President, MONY Life Insurance Company; from April 2017 to present, Senior Vice President and Chief Investment Officer, MONY Financial Services, Inc.; from April 2017 to present, Senior Vice President and Chief Investment Officer, and from July 2004 to April 2017, Senior Vice President, MONY Life Insurance Company of America; from April 2017 to present, Senior Vice President and Chief Investment Officer, PlanConnect LLC; from July 2004 to present, Director, MONY Capital Management, Inc.; Director and President, 1740 Advisers, Inc.; from July 2004 to January 2011, Director, Chairman of the Board and President, MONY Asset Management, Inc. and Enterprise Capital Management; from January 2005 to January 2011, Director, MONY Financial Resources of Americas Limited; and from November 2005 to present, Director, MONY International Holdings, LLC.
Patricia Louie, Esq. 1290 Avenue of the Americas, New York, New York 10104 (1955)	Senior Vice President, Chief Legal Officer and Secretary	Secretary from July 1999 to present; Vice President from July 1999 to June 2016; Senior Vice President and Chief Legal Officer from June 2016 to present	From June 2012 to present, Executive Vice President and General Counsel of FMG LLC; from May 2011 to June 2012, Senior Vice President and Corporate Counsel of FMG LLC; from February 2011 to present, Managing Director and Associate General Counsel of AXA Equitable; from May 2003 to February 2011, Vice President and Associate General Counsel of AXA Equitable.
Brian Walsh Newport Center, 525 Washington Boulevard, 33rd Floor, Jersey City, New Jersey 07310-1606 (1968)	Chief Financial Officer and Treasurer	From June 2007 to present	From May 2011 to present, Senior Vice President of FMG LLC; from February 2011 to present, member of the Board of Directors of FMG LLC; from February 2003 to present, Lead Director of AXA Equitable.
Kenneth Kozlowski 1290 Avenue of the Americas, New York, New York 10104 (1961)	Senior Vice President and Chief Investment Officer	Vice President from June 2010 to June 2016; Senior Vice President and Chief Investment Officer from June 2016 to present	From June 2012 to present, Executive Vice President and Chief Investment Officer of FMG LLC; from May 2011 to June 2012, Senior Vice President of FMG LLC; from September 2011 to present, Managing Director of AXA Equitable; from February 2001 to September 2011, Vice President of AXA Equitable.
Alwi Chan 1290 Avenue of the Americas, New York, New York 10104 (1974)	Vice President and Deputy Chief Investment Officer	Vice President from June 2007 to present; Deputy Chief Investment Officer from June 2016 to present	From June 2012 to present, Senior Vice President and Deputy Chief Investment Officer of FMG LLC; from May 2011 to June 2012, Vice President of FMG LLC; from February 2007 to present, Lead Director of AXA Equitable.

1563

Name, Address and Year of Birth	Position(s) Held With Fund*	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years
James Kelly Newport Center, 525 Washington Boulevard, 33rd Floor, Jersey City, New Jersey 07310-1606 (1968)	Controller	From June 2007 to present	From May 2011 to present, Vice President of FMG LLC; from September 2008 to present, Senior Director of AXA Equitable.
Mary E. Cantwell 1290 Avenue of the Americas, New York, New York 10104 (1961)	Vice President	From July 1999 to present	From June 2012 to present, Senior Vice President of FMG LLC; from February 2011 to present, member of the Board of Directors of FMG LLC; from May 2011 to June 2012, Vice President of FMG LLC; from February 2001 to present, Lead Director, AXA Equitable; from July 2004 to January 2011, a Director of Enterprise Capital Management, Inc.
Roselle Ibanga Newport Center, 525 Washington Boulevard, 33rd Floor, Jersey City, New Jersey 07310-1606 (1978)	Assistant Controller	From March 2009 to present	From February 2009 to present, Director of AXA Equitable.
Lisa Perrelli Newport Center, 525 Washington Boulevard, 33rd Floor, Jersey City, New Jersey 07310-1606 (1974)	Assistant Controller	From March 2009 to present	From November 2012 to present, Senior Director of AXA Equitable; from September 2008 to November 2012, Assistant Vice President of AXA Equitable.
Kiesha T. Astwood-Smith, Esq. 1290 Avenue of the Americas, New York, New York 10104 (1973)	Vice President and Assistant Secretary	From September 2015 to present	From December 2015 to present, Vice President, Assistant Secretary and Associate General Counsel of FMG LLC; from September 2015 to present, Senior Director and Counsel of AXA Equitable; from July 2006 to September 2015, Counsel of The Bank of New York Mellon; and from January 2010 to September 2015, Vice President and Assistant Secretary of the Dreyfus Family of Funds.
Anthony Geron, Esq. 1290 Avenue of the Americas, New York, New York 10104 (1971)	Vice President and Assistant Secretary	From July 2014 to present	From August 2015 to present, Senior Vice President, Secretary and Associate General Counsel of FMG LLC and Lead Director and Associate General Counsel of AXA Equitable; from June 2014 to August 2015, Vice President, Assistant Secretary and Associate General Counsel of FMG LLC; from May 2014 to August 2015, Senior Director and Counsel of AXA Equitable; from October 2007 to May 2014, Associate of Willkie Farr & Gallagher LLP (law firm).
Joseph J. Paolo 1290 Avenue of the Americas, New York, New York 10104 (1970)	Chief Compliance Officer, Vice President and Anti- Money Laundering Compliance Officer	Chief Compliance Officer from May 2007 to present, Vice President and Anti- Money Laundering Compliance Officer from November 2005 to present	From May 2011 to present, Senior Vice President and Chief Compliance Officer of FMG LLC; from June 2007 to present, Lead Director of AXA Equitable and Chief Compliance Officer of AXA Equitable’s Fund Management Group.
Fernando Pinto 1290 Avenue of the Americas, New York, New York 10104 (1983)	Vice President – Director of Risk	From February 2018 to present	From May 2017 to present, Vice President of FMG LLC; from November 2016 to present, Director, Risk Management, AXA Equitable; from February 2015 to October 2016, Director, Operational Risk Management, AXA Equitable; from August 2005 to January 2015, Lead Manager, Internal Audit, AXA Equitable; and from June 2003 to July 2005, Audit Consultant, Aetna Inc.

1564

Name, Address and Year of Birth	Position(s) Held With Fund*	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years
Richard Guinnessey 1290 Avenue of the Americas, New York, New York 10104 (1963)	Vice President	From March 2011 to present	From June 2012 to present, Vice President of FMG LLC; from September 2010 to present, Senior Director of AXA Equitable; from November 2005 to September 2010, Assistant Vice President of AXA Equitable.
Miao Hu 1290 Avenue of the Americas, New York, New York 10104 (1978)	Vice President	From June 15, 2016 to present	From June , 2016 to present, Vice President of FMG LLC; from December 2014 to present, Director of Portfolio Analytics of FMG LLC; from November 2013 to December 2014, Lead Manager of Portfolio Analytics of FMG LLC; from January 2011 to November 2013, Financial Services Sector Specialist of FactSet Research Systems.
Xavier Poutas 1290 Avenue of the Americas, New York, New York 10104 (1977)	Vice President	From June 15, 2016 to present	From May 2011 to present, Assistant Portfolio Manager of FMG LLC and from June 27, 2016 to present, Vice President of FMG LLC; from September 2013 to present, Senior Director of AXA Equitable; and from November 2008 to August 2013, Director of AXA Equitable.
Michal Levy 1290 Avenue of the Americas, New York, New York 10104 (1979)	Vice President	From June 2017 to present	From December 2014 to present, member of the Board of Directors and from March 2017 to present, Senior Vice President and Chief Operating Officer of FMG LLC; from October 2013 to present, Senior Director of AXA Equitable; from June 2014 to March 2017, Vice President of FMG LLC; from October 2011 to October 2013, Assistant Vice President of AXA Equitable; and from October 2008 to October 2011, Vice President of Portfolio Valuation at Duff & Phelps.
Carla Byer 1290 Avenue of the Americas, New York, New York 10104 (1976)	Vice President	From June 2017 to present	From April 2017 to present, Vice President of FMG, LLC. From April 2014 through August 2016, Senior Vice President Zealot Networks. From September 2008 through April 2012, Vice President of FMG, LLC.
Helen Lai 1290 Avenue of the Americas, New York, New York 10104 (1973)	Assistant Vice President	From June 15, 2016 to present	From March 2013 to present, Pricing and Valuation-Compliance of FMG LLC and Senior Manager, AXA Equitable; and from May 2009 to December 2012, HSBC, Hedge Fund Investor Services.
Jennifer Mastronardi 1290 Avenue of the Americas, New York, New York 10104 (1985)	Assistant Vice President	From March 2012 to present	From February 2009 to present, Director of AXA Equitable and from April 2015 to present, Vice President of FMG LLC; from June 2007 to February 2009, Operations Associate in Managed Futures Department, Morgan Stanley.
Faria Adam 1290 Avenue of the Americas, New York, New York 10104 (1968)	Assistant Secretary	From June 2016 to present	From May 2015 to present, Lead Manager/ Legal Assistant of AXA Equitable; and from 1999 to May 2015, Supervisory Paralegal at The Dreyfus Corporation, Bank of New York Mellon.
Helen Espaillat 1290 Avenue of the Americas, New York, New York 10104 (1963)	Assistant Secretary	From March 2009 to present	From July 2004 to present, Lead Manager/ Legal Assistant of AXA Equitable; and from March 2015 to present, Assistant Vice President and Assistant Secretary of FMG LLC.
Lorelei Fajardo 1290 Avenue of the Americas, New York, New York 10104 (1978)	Assistant Secretary	From June 15, 2016 to present	From July 2013 to present, Senior Manager/ Legal Assistant of AXA Equitable; from July 2008 to June 2013, Lead Associate/ Legal Assistant of AXA Equitable.
Kathleen Chapman 1290 Avenue of the Americas, New York, New York 10104 (1954)	Assistant Secretary	From June 15, 2016 to present	From April 2014 to present, Lead Manager/Senior Legal Assistant of AXA Equitable; from March 2011 to April 2014 Mutual Funds Regulatory Manager of GE Asset Management Incorporated and from 2005 to March 2011, Vice President and Senior Paralegal of Allianz Global Investors of America L.P.

*	The officers in the table above hold similar positions with two other registered investment companies in the fund complex. The registered investment companies in the fund complex include the Trust, AXA Premier VIP Trust, and 1290 Funds.
**	Each officer is elected on an annual basis.

1565

CONTROL PERSON AND PRINCIPAL HOLDERS OF SECURITIES (Unaudited)

Shares of the Trust are offered to separate accounts of insurance companies in connection with the Contracts and may be offered to tax-qualified retirement plans and other qualified investors. AXA Equitable may be deemed to be a control person with respect to the Trust by virtue of its record ownership of the Trust’s shares. Shareholders owning more than 25% of the outstanding shares of a portfolio may take actions without the approval of other investors in the portfolio.

1566

PROXY VOTING POLICIES AND PROCEDURES (UNAUDITED)

A description of the policies and procedures that the Portfolios use to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling a toll-free number at 1-877-222-2144 and (ii) on the Securities and Exchange Commission’s website at http://www.sec.gov. Information regarding how the Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge (i) on the Trust’s website at www.axa-equitablefunds.com and (ii) on the Securities and Exchange Commission’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

The Portfolios file their complete schedules of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Portfolios’ Forms N-Q are available on the Securities and Exchange Commission’s website at http://www.sec.gov. You may also review and obtain copies at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

1567

Item 2.	Code of Ethics.

As of the end of the period covered by this report, the registrant has adopted a “code of ethics,” as defined in Item 2, that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of the registrant’s code of ethics is filed as an exhibit pursuant to Item 12(a)(1).

Item 3.	Audit Committee Financial Expert.

The registrant’s board of trustees has determined that Donald E. Foley, Kenneth L. Walker and Caroline L. Williams serve on its audit committee as “audit committee financial experts” as defined in Item 3. Ms. Williams and Messrs. Foley and Walker are considered to be “independent” for purposes of Item 3(a)(2).

Item 4.	Principal Accountant Fees and Services.

a.	Audit Fees for fiscal year 2017 were $2,760,870 and for fiscal year 2016 were $2,939,129.

b.	Audit-Related Fees for fiscal year 2017 were $269,746 and for fiscal year 2016 were $211,979.

c.	Tax Fees for fiscal year 2017 were $1,096,088 and for fiscal year 2016 were $1,104,339. Tax fees include amounts related to tax compliance, tax advice and tax planning.

d.	All Other Fees for fiscal year 2017 were $260,500 and for fiscal year 2016 were $359,283.

All other fees include amounts related to consultation on or review of the registrant’s various regulatory filings.

e.	(1)

The registrant’s audit committee has adopted policies and procedures relating to pre-approval of services performed by the registrant’s principal accountant for the registrant. Audit, audit-related and tax services provided to the registrant on an annual basis require pre-approval by the entire audit committee. In the event that the audit fees exceed the pre-approved estimated amount, the audit committee’s delegate, consisting of the audit committee chair, lead independent trustee, the registrant’s chief executive officer and chief financial officer, acting by at least two of such individuals, has the authority to increase the amount by up to 10% of the pre-approved amount. Any additional amount requires pre-approval by the entire audit committee. The audit committee chair or the lead independent trustee also has the authority to approve de minimis non-audit services (i.e., services in which the fee does not exceed $10,000 per engagement) to be provided by the registrant’s principal accountant for the registrant, provided that each such service is brought to the attention of the audit committee prior to the completion of the audit of the registrant’s financial statements.

(e)(2) None of the services included in (b) – (d) above were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

f.	Not applicable.

g.	For fiscal year 2017, $10,921,793

For fiscal year 2016, $10,060,765

h.	The registrant’s audit committee has considered and determined that the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-advisers whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Schedule of Investments.

The Schedule of Investments is included as part of the annual report to Shareholders filed under Item 1 of this Form N-CSR.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11.	Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)	The registrant’s certifying officers are not aware of any changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1)	The Code of Ethics for Senior Officers of the Registrant is filed herewith.

(a)(2)	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are filed herewith.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

EQ Advisors Trust

By:	/s/ Steven M. Joenk
Steven M. Joenk
President and Chief Executive Officer
March 8, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ Steven M. Joenk
Steven M. Joenk
President and Chief Executive Officer
March 8, 2018

/s/ Brian E. Walsh
Brian E. Walsh
Chief Financial Officer
March 8, 2018